UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

(This Form N-CSR relates solely to the Registrant’s 40 portfolios listed in Appendix A)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2018

Date of reporting period:	12/31/2018

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Fidelity Institutional AMSM Quantitative Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Advanced Strategies Portfolio	A1
	AST Balanced Asset Allocation Portfolio	A80
	AST BlackRock Global Strategies Portfolio	A84
	AST Fidelity Institutional AMSM Quantitative Portfolio	A159
	AST Preservation Asset Allocation Portfolio	A208
	AST Prudential Growth Allocation Portfolio	A212
	AST RCM World Trends Portfolio	A265
	Glossary	A295

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST Advanced Strategies Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-5.89%	4.74%	9.14%
Blended Index	-4.66	4.59	8.44
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Advanced Strategies Portfolio returned -5.89%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation was a negative contributor to the Portfolio’s performance in the period. The Portfolio was positioned slightly above benchmark allocations in US equities and, broadly speaking, underweight positions in US bonds. This strategy added value during the first three quarters of the year, but the additions were not enough to offset a negative contribution in the fourth quarter.

Within subadvisers, the Brown Advisors Growth sleeve was the biggest positive contributor to performance during the period, returning 5.80% versus the -1.51% return for the Russell 1000 Growth Index. The PIMCO Hedged International, Prudential Core Plus Bond, and William Blair International sleeves were also notable contributors. Significant detractors were the PIMCO Real Return, LSV International, Loomis Large Cap Growth, and T. Rowe Price Large Cap Value sleeves. The remaining sleeve contributions were generally flat, plus or minus a few basis points. A basis point is 0.01%.

Some of the Portfolio’s strategies made significant use of derivatives. For example, the PIMCO Real Return Strategy used futures contracts to gain exposure to real estate and commodities. The bond strategies used derivatives to manage portfolio risk, maintain liquidity, and help exploit market inefficiencies. The Portfolio’s active overlay component, subadvised by QMA, used exchange-traded funds and futures to manage cash flows and provide liquidity for the Portfolio, as well as to implement tactical asset allocation decisions. The real return component underperformed its blended benchmark (one-third each of Dow Jones UBS Commodity Total Return Index, Wilshire REIT Index, and Barclays US TIPS Index). The active overlay component underperformed the Blended Index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Balanced Asset Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-4.93%	4.44%	8.44%
Blended Index	-3.90	5.08	8.75
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Balanced Asset Allocation Portfolio returned -4.93%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation was a neutral contributor to the Portfolio’s performance in the period. Through the third quarter, an overweight position in equities, a tilt toward growth versus value, off-benchmark positions in high yield bonds and emerging market debt, and higher levels of cash and shorter-duration bonds all added value. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. Although the Portfolio reduced risk in the fourth quarter, equities declined more than 10% and other risk assets fell sharply, offsetting the gains recorded through the first three quarters.

Fund selection detracted from the Portfolio’s performance during the period. Except for AST Loomis Sayles Large-Cap Growth Portfolio, large-cap growth funds added value. Notably, AST T. Rowe Price Large-Cap Growth Portfolio outperformed its Russell 1000 Growth Index benchmark. Large-cap value funds struggled, with AST Goldman Sachs Large-Cap Value Portfolio the sole fund to outperform the Russell 1000 Value Index. In core, AST Clearbridge Dividend Growth was additive, slightly underperforming the Russell 1000 Growth Index but outperforming the Russell 1000 Value Index by a wide margin. Small-cap and international fund performance was mixed for the period.

AST Small-Cap Growth Portfolio outperformed the Russell 2000 Growth Index, whereas AST Small-Cap Growth Opportunities Portfolio underperformed. Both small-cap value funds underperformed the Russell 2000 Value Index. In international markets, AST International Growth outperformed the MSCI EAFE Index, whereas AST International Value Portfolio and AST QMA International Core Equity Portfolio underperformed. In emerging markets, AST Parametric Emerging Markets Equity Portfolio added value, whereas AST AQR Emerging Markets Portfolio detracted. Fixed income was largely positive for the period, with the only meaningful underperformance coming from AST Western Asset Core Plus Bond.

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that used derivatives to gain market exposure. This overlay was used to manage cash flows and provide liquidity for the Portfolio. Index futures — a form of derivative securities — were used to provide liquidity, and were not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST BlackRock Global Strategies Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-5.28%	3.03%	3.83%
Blended Index	-4.74	3.78	4.42
S&P 500 Index	-4.38	8.49	10.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/29/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST BlackRock Global Strategies Portfolio returned -5.28%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.

What were market conditions during the reporting period?

Markets began 2018 on an upward trajectory on the back of the prior two years’ steady, synchronized growth in asset prices. Consumer spending rose and unemployment remained low. Inflation continued to pick up as global consumption strengthened, with US core inflation reaching 2% midyear. The tailwinds of US fiscal policy support, robust economic data, and favorable corporate earnings provided a strong boost to global equity markets over the first three quarters of 2018. By the fourth quarter, however, a buildup in geopolitical uncertainty and escalating trade tensions led to a noticeable uptick in market volatility. Despite stability in the US macroeconomic environment, global growth (particularly in the eurozone and China) began to moderate and become less synchronized.

Overall, financial conditions tightened throughout the year as central banks continued to taper balance sheet growth, shrinking global liquidity. In the US, the Federal Reserve (the Fed) hiked rates four times in 2018, citing robust economic activity, steady inflation, and a tightening labor market. However, in the fourth quarter, there was a clear shift in the underlying drivers of asset price movements. Credit spreads widened, the yield curve flattened, and government bonds rallied as investor sentiment weakened. All major regional equity indices ended the year in negative territory as concerns about global growth and the direction of monetary policy persisted.

What strategies or holdings affected the Portfolio’s performance?

Overall, the Portfolio’s active asset allocation decisions contributed to returns; however, performance was mixed over the year with strong returns from asset allocation early in 2018 partially offset by challenged performance in the fourth quarter. The year’s largest contributor to performance was an underweight to US duration at the 30-year point of the yield curve. This position was initiated in mid-2017 and held throughout most of 2018, although its size changed over time as market pricing moved in line with BlackRock’s expectations. This underweight to duration added significant value as yields moved higher early in 2018. BlackRock ultimately closed the position at a profit, as the Fed hiked rates again in October, further boosting the Portfolio’s performance.

An underweight to the euro (against the US dollar) initiated in early 2018 aided performance over the first half of the year, as renewed dovishness from the European Central Bank (ECB) supported the currency’s decline. The Portfolio later moved to overweight the euro (against the US dollar) on the expectation that the ECB would shift to a more hawkish policy stance. This mostly offset the positive performance from the prior underweight euro position, as the currency continued to depreciate versus the dollar through the end of the year. Overall, positioning in equities detracted from performance particularly due to an overweight position in both Japanese and US stocks — given the global equity markets’ decline through the fourth quarter. However, an overweight to French and German equities held in the first half of the year performed well, as ECB dovishness boosted equity returns over that period.

The Portfolio used equity, fixed income, and currency derivatives as a standard part of the investment strategy to efficiently implement and manage risk. Overall, derivative positions held to express active asset allocation decisions in the Portfolio had a positive impact on the Portfolio’s performance relative to the benchmark.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Fidelity Institutional AMSM Quantitative Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-7.74%	3.14%	7.53%
Blended Index	-5.99	3.93	7.92
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Fidelity Institutional AMSM Quantitative Portfolio returned -7.74%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is long-term capital growth balanced by current income.

What were market conditions during the reporting period?

During 2018, the markets transitioned away from the low-volatility, mid-cycle environment that had generally persisted for several years. Global economic growth remained solid but became more uneven, and many major economies progressed toward the more advanced stages of the business cycle. Broad-based asset price weakness prevailed during the year, with no major category posting a positive return. US stocks registered double-digit declines during the fourth quarter to finish their worst year since 2008, though they still outperformed non-US equities in 2018. Plummeting crude oil prices pulled down commodity prices generally.

After rising through the first three quarters of 2018 to their highest levels since 2011, 10-year US Treasury bond yields dropped during the fourth quarter amid the equity market sell-off and investor concerns about global economic growth. However, bond yields rose modestly for the year overall, which can be attributed to higher real borrowing costs, while inflation expectations dropped alongside the steep decline in oil prices. This environment spurred high-quality bonds to outperform riskier credit in 2018.

What strategies or holdings affected the Portfolio’s performance?

In general, during 2018 capital markets experienced a reversal from 2017 when almost all asset classes had positive returns. In 2017, the Portfolio returned 1.6% relative to the benchmark, with 130 basis points (bps) coming from active asset allocation decisions and 30 bps coming from security selection. A basis point is 0.01%. Given the maturing business cycle backdrop, the portfolio management team significantly reduced active risk in early 2018 to reduce the potential impact of volatile and negative markets, as is sometimes observed in late cycle. As a result of this positioning, the relative performance of the Portfolio, while negative in 2018 (-55 bps from active asset allocation and -32 bps from security selection), was limited to about 50% of the prior year’s outperformance.

Both asset allocation and security selection detracted from the Portfolio’s 2018 performance relative to its benchmark index against this challenging backdrop. From an asset allocation standpoint, the primary detractor was an overweight position in equities relative to bonds. Within equities, an overweight to international stocks, especially emerging markets stocks (an out-of-benchmark position), further detracted from relative results. In addition, the broad decline in global equities had a negative impact on factor performance across the board, with value, momentum, quality, dividend yield, and low volatility all finishing lower for the year. Dividend yield and momentum factors were particularly hurt by rising interest rates and the reversal, relative to 2017, in asset class returns.

An underweight position to fixed income securities was also detrimental to performance as losses in the bond categories were modest compared with equities. With both stock and bond categories posting negative returns for the year, the largest asset allocation contribution to performance was due to an out-of-benchmark cash position. A small position in floating rate notes also contributed modestly to performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Fidelity Institutional AMSM Quantitative Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Security selection also detracted from the Portfolio’s relative returns during 2018, as outperformance by both US and international small-cap stocks was outweighed by the underperformance of US large-cap and emerging markets equities. Within the emerging market equity portfolio, stock selection in China detracted as the portfolio held several growth names whose price-to-earnings multiples compressed due to fears about an economic slowdown in that region and global trade tension. Within US large-cap stock, the primary detractor was security selection in the consumer discretionary and financial sectors. Security selection within the information technology sector contributed to performance but was partially offset by an underweight to the sector, which held up relatively well amid a volatile backdrop.

Regarding derivatives, the Portfolio used futures contracts on major global stock indexes to manage cash flow, and these holdings had a modestly detrimental impact on performance relative to the Portfolio’s benchmark index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Preservation Asset Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-2.84%	3.65%	6.81%
Blended Index	-2.19	4.07	6.62
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Preservation Asset Allocation Portfolio returned -2.84%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation was a neutral contributor to the Portfolio’s performance in the period. Through the third quarter, an overweight position in equities, a tilt toward growth versus value, off-benchmark positions in high yield bonds and emerging market debt, and higher levels of cash and shorter-duration bonds all added value. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. Although the Portfolio reduced risk in the fourth quarter, equities declined more than 10% and other risk assets fell sharply, offsetting the values gained through the first three quarters.

Fund selection detracted from the Portfolio’s performance during the period. Except for the AST Loomis Sayles Large-Cap Growth Portfolio, large-cap growth funds added value. Notably, AST T. Rowe Price Large-Cap Growth Portfolio outperformed its Russell 1000 Growth Index. Large-cap value funds struggled, the AST Goldman Sachs Large-Cap Value Portfolio the sole fund to outperform the Russell 1000 Value Index. In core, AST ClearBridge Dividend Growth Portfolio was additive, slightly underperforming the Russell 1000 Growth Index but outperforming the Russell 1000 Value Index by a wide margin. Small-cap and international fund performance was mixed for the period.

AST Small-Cap Growth outperformed the Russell 2000 Growth Index, whereas AST Small-Cap Growth Opportunities Portfolio underperformed. Both small-cap value funds underperformed the Russell 2000 Value Index. In international markets, AST International Growth Portfolio outperformed the MSCI EAFE Index, whereas AST International Value Portfolio and AST QMA International Core Equity Portfolio underperformed. In emerging markets, AST Parametric Emerging Markets Equity Portfolio added value, whereas AST AQR Emerging Markets Equity Portfolio detracted. Fixed income was largely positive for the period, with the only meaningful underperformance coming from AST Western Asset Core Plus Bond Portfolio.

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay was used to manage cash flows and provide liquidity for the Portfolio. Index futures — a form of derivative security — were used to provide liquidity and were not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Prudential Growth Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-7.59%	5.09%	9.07%
Blended Index	-4.70	5.40	9.52
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Prudential Growth Allocation Portfolio returned -7.59%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek total return.

What were market conditions during the reporting period?

The reporting period was characterized by the return of market volatility, rising trade tensions, concerns over global economic growth, and fears of an overly aggressive Federal Reserve (the Fed). High valuations and an exceptionally strong start to the year led to a quick correction in US equities in the first quarter, which helped inject a measure of sobriety into the markets. A growing economic growth differential between the US and the rest of the world led to a steady decline in international markets, which failed to bounce back following the early-year volatility.

Escalations in trade uncertainty helped exacerbate the situation and reinforced growth uncertainty. In the meantime, the Fed was quietly unwinding its balance sheet with its quantitative-tightening program, which had the effect of reducing global liquidity and drove investor assets back toward the US, helping support equity prices as well as the dollar.

Off-the-cuff comments by Fed Chairman Jerome Powell at the beginning of the fourth quarter were construed as overly hawkish and triggered a rout in equities as investors feared there would be significant interest rate increases to come. Whether the global economy could weather such aggressive monetary policy was the question on investors’ minds heading into the end of the year and prompted a flight toward safety, as well as the most negative year for global equities since the 2008 global financial crisis.

What strategies or holdings affected the Portfolio’s performance?

Tactical short-term asset allocation contributed positively to the Portfolio’s returns, while the performance of underlying subadvisers detracted. The largest driver of tactical gains was an overweight (holding a larger percentage than the benchmark index) in US equities for much of the year, as US stocks outpaced international stocks as well as US bonds until the final month of 2018.

The Portfolio pulled back on risk assets aggressively at the beginning of December, selling a significant volume of equity futures to fund a greater bond allocation in the Portfolio. This helped avoid the worst of the significant drawdown that was seen in the closing weeks of the year. Tactical gains were partially offset by structural-fulfillment mismatches, namely exposure to S&P 400 mid-cap stocks, which trailed the Russell Midcap Index — the official mid-cap exposure in the Russell 3000 Index US equity benchmark.

Underlying subadviser strategy returns detracted from performance for the period, more than offsetting positive gains made in tactical allocation. Both domestic equity and fixed income fulfillment, which account for the large majority of Portfolio assets, struggled to outpace their respective benchmarks. The QMA International Opportunities strategy, which provides exposure to stocks in the MSCI EAFE Index (representing large- and mid-cap equities across many developed markets outside the US and Canada) and to emerging market stocks, had a strong year and helped temper the overall fund underperformance.

The Portfolio held several derivatives, including stock futures and Treasury bond futures, to manage liquidity needs for redemptions. These derivatives generally did not affect performance significantly, although they added to returns relative to the benchmark during the period due to a tilt toward fixed income futures heading into the final quarter of the year. The Portfolio also held interest rate swaps, credit default swaps, and forward foreign currency exchange contracts in the various subadviser sleeves.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST RCM World Trends Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-7.90%	3.33%	7.07%
Blended Index	-4.38	4.69	8.18
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST RCM World Trends Portfolio returned -7.90%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were market conditions during the reporting period?

The year 2018 was a tale of two regimes. January enjoyed the strongest start for global equity markets in at least three decades, fueled by a combination of synchronized economic and corporate profit growth with an accommodative fiscal and monetary policy backdrop. Risk assets, both credit and equities, for the most part remained strong from January to October, with US equities up more than 10% and global equities up nearly 4% through the end of the third quarter. During this period, the Portfolio’s trend-based market-cycle signals were positive on most risk assets, including US and global equities, which resulted in overweight positions in risk assets on the whole and contributed positively to performance early in the year.

The regime shift that occurred during the final quarter of 2018 resulted in general underperformance of risk assets and a return to volatility across asset classes. Beginning in October, a combination of the fear of (1) central bank policy error and (2) a slowdown in global economic growth against a backdrop of geopolitical uncertainty had negative implications for equity markets and dragged down commodities, real estate investment trusts (REITs), and other alternative assets. As a result, in October the Portfolio’s trend-based market-cycle signals were negative across equity markets, including the US, which resulted in the Portfolio shifting to an underweight position in these markets. The signals remained negative for most equity markets through year-end 2018.

Market conditions were affected by tightening financial conditions, which are the necessary consequence of the reversal of quantitative easing (QE) around the world and the synchronization of central bank balance sheet reduction. The Bank of Japan (BOJ) stopped increasing its balance sheet, and European Central Bank (ECB) liquidity growth turned negative. In late 2018, the combined monthly asset purchases of the Federal Reserve, ECB, and BOJ fell to zero from roughly $100 billion a year ago and turned negative by the end of the fourth quarter.

Against this backdrop, nearly every major developed equity market posted negative returns for the year. 2018 also marked an evident shift in the volatility regime, as evidenced by 20 daily price moves of 2% or more in US equities, in contrast to zero such moves in the previous year. From a multi-asset perspective, the sell-off was broad-based, with commodities down more than 11% and both emerging market bonds (in both USD and local currency) and US REITs down more than 4% for the year. One exception was US Treasuries, which had positive, albeit modest, returns for the year.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s underperformance relative to the Blended Index (the Index) was due to a combination of allocation and selection effects.

From a selection perspective, the Portfolio’s underperformance came from across equity strategies, most notably related to the global and emerging market strategies. These strategies tend to overweight certain style factors, including momentum and earnings revisions, which had negative returns for the reporting period. Typically, when such factors underperform, the Portfolio benefits from outperformance related to its exposure to value stocks. However, in 2018, at the global level, exposure to value similarly detracted from performance in the Portfolio. Elsewhere, selection in US equities also detracted from performance. Conversely, positive selection effects from small-cap stocks partially offset these detractors, buoying relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST RCM World Trends Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Overall, allocation had a relatively minimal effect on the Portfolio’s performance. Positive contributors included an underweight relative to the Index to emerging market equities, which underperformed global equities for the year. Within US equities, an overweight to small-cap equities during certain periods when small-cap outperformed large-cap stocks, and an underweight in certain periods when small-cap underperformed large-cap, added value. Conversely, an overweight to equities in Europe during select periods when they underperformed global equities detracted. Overall, bond allocations did not have a major impact on the Portfolio, as the Portfolio’s duration did not deviate substantially from that of the benchmark. The Portfolio started the reporting period with an underweight to bonds, which contributed positively to performance during periods when yields rose. The Portfolio increased its bond exposure in the fourth quarter, resulting in an overweight position through October and November. At year-end, the Portfolio was modestly underweight duration in US bonds and underweight global equities.

Adjustments to the Portfolio’s allocation are typically implemented through the use of certain derivatives, such as futures and swaps to adjust equity and fixed income exposures or forward contracts to manage currency exposures. The Portfolio’s exposure to equities through futures contracts added value relative to the benchmark during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Advanced Strategies Portfolio Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Tips Index (3.33%), an unmanaged market capitalization-weighted index, Bloomberg Commodity Index (3.33%), an unmanaged highly liquid and diversified benchmark for commodity investments, Wilshire US REIT Total Return Index (3.33%), an unmanaged index that is more reflective of real estate held by pension funds and are unencumbered by the limitations of other appraisal-based indexes.

AST Balanced Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST BlackRock Global Strategies Portfolio Blended Index consists of MSCI All Country World Index (GD) (40%) a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Bloomberg Barclays US High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures US publicly traded real estate investment trusts, and Bloomberg Commodity Index (5%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc.

AST Fidelity Institutional AMSM Quantitative Portfolio consists of S&P 500 Index (27%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (32.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index (5.5%) is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest US stocks.

AST Preservation Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Prudential Growth Allocation Portfolio Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2018

investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%) is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST RCM World Trends Portfolio Blended Index consists of S&P 500 Index (17.5%) is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International) (GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2018

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust Fund	2.3%
iShares MSCI EAFE Fund	2.0%
Federal National Mortgage Assoc. 3.500%, TBA	1.7%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.0625%, 01/15/26	1.2%
iShares Core U.S. Aggregate Bond ETF	1.1%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	8.1%
AST QMA Large-Cap Portfolio	7.1%
AST AQR Large-Cap Portfolio	7.0%
AST Wellington Management Global Bond Portfolio	6.8%
AST Western Asset Core Plus Bond Portfolio	6.4%

AST BlackRock Global Strategies
Fund Composition	(% of Net Assets	)
Common Stocks	35.3%
Corporate Bonds	22.6%
U.S. Government Agency Obligations	8.7%
Asset-Backed Securities	5.5%
Bank Loans	2.3%

AST Fidelity Institutional AM Quantitative
Five Largest Holdings	(% of Net Assets	)
iShares MSCI Japan ETF	1.9%
U.S. Treasury Bonds 3.750%, 11/15/43	1.1%
U.S. Treasury Notes 2.250%, 02/15/27	1.0%
U.S. Treasury Notes 2.125%, 05/15/25	1.0%
Microsoft Corp.	0.8%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	13.4%
AST Wellington Management Global Bond Portfolio	11.4%
AST Western Asset Core Plus Bond Portfolio	10.7%
AST AB Global Bond Portfolio	9.5%
AST BlackRock/Loomis Sayles Bond Portfolio	5.0%

AST Prudential Growth Allocation
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.2%
Apple, Inc.	0.9%
JPMorgan Chase & Co.	0.8%
Alphabet, Inc. (Class C Stock)	0.7%
Intel Corp.	0.7%

AST RCM World Trends
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.4%
Apple, Inc.	1.2%
U.S. Treasury Notes 1.375%, 02/29/20	1.1%
Amazon.com, Inc.	1.1%
JPMorgan Chase & Co.	0.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST Advanced Strategies Portfolio	Actual	$1,000.00	$936.20	0.92%	$4.49
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$944.40	0.94%	$4.61
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$945.90	1.10%	$5.40
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST Fidelity Institutional AMSM Quantitative Portfolio	Actual	$1,000.00	$927.60	0.92%	$4.47
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$973.40	0.94%	$4.68
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$923.50	0.87%	$4.22
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST RCM World Trends Portfolio	Actual	$1,000.00	$938.90	1.02%	$4.98
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 100.6%
AFFILIATED MUTUAL FUNDS — 2.4%	Shares	Value
AST Goldman Sachs Small-Cap Value Portfolio*	2,318,188	$47,314,210
AST Small-Cap Growth Opportunities Portfolio*	2,544,885	44,993,573
AST Small-Cap Growth Portfolio*	1,123,890	45,821,008
AST Small-Cap Value Portfolio*	1,778,357	42,235,971

TOTAL AFFILIATED MUTUAL FUNDS (cost $157,210,566)(w)		180,364,762

COMMON STOCKS — 47.0%
Aerospace & Defense — 1.0%
Airbus SE (France)	132,453	12,771,331
BAE Systems PLC (United Kingdom)	806,500	4,729,905
Boeing Co. (The)	58,500	18,866,250
BWX Technologies, Inc.(a)	195,450	7,472,054
Leonardo SpA (Italy)	251,400	2,220,069
Meggitt PLC (United Kingdom)	317,500	1,909,647
Raytheon Co.	51,393	7,881,117
Safran SA (France)	125,419	15,163,852
United Technologies Corp.	53,500	5,696,680

		76,710,905

Air Freight & Logistics — 0.5%
Deutsche Post AG (Germany)	35,400	972,292
Expeditors International of Washington, Inc.	297,171	20,234,373
Royal Mail PLC (United Kingdom)	446,600	1,550,022
United Parcel Service, Inc. (Class B Stock)	186,652	18,204,170

		40,960,857

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	1,979,200	4,119,237
Deutsche Lufthansa AG (Germany)	215,400	4,893,956
International Consolidated Airlines Group SA (United Kingdom)	396,900	3,132,526
Japan Airlines Co. Ltd. (Japan)	118,800	4,210,258
Qantas Airways Ltd. (Australia)	1,335,100	5,438,105
Southwest Airlines Co.	348,423	16,194,701

		37,988,783

Auto Components — 0.4%
Aisin Seiki Co. Ltd. (Japan)	55,100	1,895,688
Cie Generale des Etablissements Michelin SCA (France)	50,500	5,021,615
Keihin Corp. (Japan)	174,400	2,916,068
Magna International, Inc. (Canada)	233,966	10,633,755
Showa Corp. (Japan)	178,800	2,102,191
Toyo Tire Corp. (Japan)(a)	123,700	1,540,147
Toyoda Gosei Co. Ltd. (Japan)	117,000	2,296,209
Yokohama Rubber Co. Ltd. (The) (Japan)	137,000	2,564,376

		28,970,049

Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	53,100	4,319,420
Daimler AG (Germany)	83,400	4,400,847
Isuzu Motors Ltd. (Japan)	323,200	4,541,226
Mazda Motor Corp. (Japan)	259,600	2,670,055
Nissan Motor Co. Ltd. (Japan)(a)	635,100	5,084,348
Renault SA (France)	47,600	2,981,012

COMMON STOCKS (continued)	Shares	Value
Automobiles (continued)
Suzuki Motor Corp. (Japan)	162,900	$8,231,119
Toyota Motor Corp. (Japan)	53,976	3,133,388
Volkswagen AG (Germany)	29,800	4,763,078

		40,124,493

Banks — 3.1%
ABN AMRO Group NV (Netherlands), CVA, 144A	219,100	5,160,381
Australia & New Zealand Banking Group Ltd. (Australia)	150,300	2,589,189
Banco Santander SA (Spain)	532,800	2,443,069
Bank Hapoalim BM (Israel)	288,500	1,822,509
Barclays PLC (United Kingdom)	761,200	1,465,644
Bendigo & Adelaide Bank Ltd. (Australia)	413,300	3,135,622
BNP Paribas SA (France)	89,000	4,032,498
China Merchants Bank Co. Ltd. (China) (Class H Stock)	3,149,500	11,557,788
Citigroup, Inc.	181,777	9,463,311
Credit Agricole SA (France)	334,600	3,624,747
Danske Bank A/S (Denmark)	200,400	3,979,665
DBS Group Holdings Ltd. (Singapore)	129,500	2,247,972
DNB ASA (Norway)	245,900	3,949,866
Fifth Third Bancorp	716,410	16,857,127
Gunma Bank Ltd. (The) (Japan)	459,000	1,917,378
ING Groep NV (Netherlands)	325,100	3,513,455
JPMorgan Chase & Co.	422,589	41,253,138
KBC Group NV (Belgium)	158,412	10,323,217
Keiyo Bank Ltd. (The) (Japan)	163,500	1,048,642
Lloyds Banking Group PLC (United Kingdom)	5,987,700	3,953,617
Mediobanca Banca di Credito Finanziario SpA (Italy)	218,900	1,859,245
Mitsubishi UFJ Financial Group, Inc. (Japan)	872,400	4,274,255
Mizuho Financial Group, Inc. (Japan)	2,654,300	4,117,383
Nedbank Group Ltd. (South Africa)	19,154	365,334
Nishi-Nippon Financial Holdings, Inc. (Japan)	128,800	1,113,080
Nordea Bank Abp (Finland)	293,400	2,471,876
Resona Holdings, Inc. (Japan)	1,007,500	4,850,256
Signature Bank	47,700	4,904,037
Societe Generale SA (France)	100,100	3,204,408
Sumitomo Mitsui Financial Group, Inc. (Japan)	122,100	4,050,318
Swedbank AB (Sweden) (Class A Stock)	92,300	2,066,559
Toronto-Dominion Bank (The) (Canada)	286,149	14,223,609
U.S. Bancorp	424,324	19,391,607
Wells Fargo & Co.	817,654	37,677,496

		238,908,298

Beverages — 0.7%
Coca-Cola Amatil Ltd. (Australia)	568,300	3,275,040
Coca-Cola Co. (The)	394,568	18,682,795
Monster Beverage Corp.*	443,036	21,806,232
PepsiCo, Inc.	115,500	12,760,440

		56,524,507

Biotechnology — 0.8%
Amgen, Inc.	68,198	13,276,105

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
CSL Ltd. (Australia)	102,196	$13,364,390
Gilead Sciences, Inc.	165,433	10,347,834
Regeneron Pharmaceuticals, Inc.*	62,425	23,315,738

		60,304,067

Building Products — 0.7%
AGC, Inc. (Japan)	67,400	2,122,155
Daikin Industries Ltd. (Japan)	85,000	9,023,774
Fortune Brands Home & Security, Inc.	243,655	9,256,453
Geberit AG (Switzerland)	20,821	8,126,508
Johnson Controls International PLC	520,141	15,422,181
Kingspan Group PLC (Ireland)	251,204	10,795,083

		54,746,154

Capital Markets — 1.8%
3i Group PLC (United Kingdom)	447,300	4,415,995
Bank of New York Mellon Corp. (The)	338,400	15,928,488
Brookfield Asset Management, Inc. (Canada) (Class A Stock)(a)	337,607	12,947,228
FactSet Research Systems, Inc.(a)	59,204	11,848,497
Franklin Resources, Inc.(a)	316,337	9,382,555
Investec PLC (South Africa)	263,400	1,486,078
London Stock Exchange Group PLC (United Kingdom)	161,364	8,368,908
Macquarie Group Ltd. (Australia)	173,396	13,243,133
Morgan Stanley	516,865	20,493,697
Natixis SA (France)	488,100	2,305,442
Partners Group Holding AG (Switzerland)(a) .	16,539	10,037,488
Quilter PLC (United Kingdom), 144A	405,233	611,827
SEI Investments Co.	308,210	14,239,301
St. James’s Place PLC (United Kingdom)	460,010	5,546,820
UBS Group AG (Switzerland)*	457,600	5,710,652

		136,566,109

Chemicals — 1.1%
Arkema SA (France)	85,656	7,369,002
BASF SE (Germany)	70,500	4,948,320
CF Industries Holdings, Inc.	214,909	9,350,691
Covestro AG (Germany), 144A	86,400	4,298,714
DowDuPont, Inc.	323,964	17,325,595
Kaneka Corp. (Japan)	50,000	1,790,323
Lintec Corp. (Japan)	103,200	2,214,982
Mitsubishi Gas Chemical Co., Inc. (Japan)	177,200	2,662,105
Mitsui Chemicals, Inc. (Japan)	147,000	3,315,092
Sherwin-Williams Co. (The)	38,098	14,990,039
Sika AG (Switzerland)	25,538	3,252,036
Solvay SA (Belgium)	23,200	2,324,818
Teijin Ltd. (Japan)	184,800	2,952,273
Toagosei Co. Ltd. (Japan)	137,500	1,512,870
Ube Industries Ltd. (Japan)	155,200	3,141,403

		81,448,263

Commercial Services & Supplies — 0.3%
Babcock International Group PLC (United Kingdom)	313,300	1,957,836
Cintas Corp.	73,338	12,320,051
Stericycle, Inc.*	112,260	4,118,819

		18,396,706

COMMON STOCKS (continued)	Shares	Value
Communications Equipment — 0.6%
Cisco Systems, Inc.	1,069,116	$46,324,796

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	304,170	11,805,957
Astaldi SpA (Italy)*(a)	52,000	31,056
CIMIC Group Ltd. (Australia)	1	30
Hazama Ando Corp. (Japan)	333,700	2,197,842

		14,034,885

Construction Materials — 0.1%
China Resources Cement Holdings Ltd. (China)	4,476,000	4,026,456
CSR Ltd. (Australia)	980,600	1,935,976
Vulcan Materials Co.	24,900	2,460,120

		8,422,552

Consumer Finance — 0.1%
American Express Co.	80,361	7,660,011

Containers & Packaging — 0.3%
International Paper Co.	368,459	14,871,005
RPC Group PLC (United Kingdom)	147,600	1,231,449
Smurfit Kappa Group PLC (Ireland)	95,100	2,536,560

		18,639,014

Distributors — 0.0%
Inchcape PLC (United Kingdom)	284,700	2,005,049

Diversified Financial Services — 0.2%
Fuyo General Lease Co. Ltd. (Japan)	44,400	2,259,993
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	485,400	2,328,597
ORIX Corp. (Japan)	759,100	11,055,627

		15,644,217

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	131,200	3,744,447
BT Group PLC (United Kingdom)	1,143,500	3,481,622
Nippon Telegraph & Telephone Corp. (Japan)	265,100	10,800,603
Orange SA (France)	321,200	5,222,841
Verizon Communications, Inc.	453,037	25,469,740

		48,719,253

Electric Utilities — 1.1%
Duke Energy Corp.	109,100	9,415,330
EDP – Energias de Portugal SA (Portugal)	480,600	1,679,819
Enel SpA (Italy)	1,505,400	8,741,848
Evergy, Inc.	231,154	13,122,613
Iberdrola SA (Spain)	637,000	5,137,635
NextEra Energy, Inc.	6,000	1,042,920
Orsted A/S (Denmark), 144A	198,983	13,334,374
PG&E Corp.*	304,677	7,236,079
Southern Co. (The)	504,402	22,153,336

		81,863,954

Electrical Equipment — 0.1%
Fujikura Ltd. (Japan)	554,000	2,191,570
Signify NV (Netherlands), 144A	108,000	2,538,528

		4,730,098

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. (Class A Stock)	155,539	$12,601,770
Enplas Corp. (Japan)	38,600	953,902
Hexagon AB (Sweden) (Class B Stock)	208,386	9,639,865
Hitachi High-Technologies Corp. (Japan)	61,600	1,923,671
Japan Aviation Electronics Industry Ltd. (Japan)	125,000	1,431,420
Keyence Corp. (Japan)	31,100	15,738,378
Kingboard Holdings Ltd. (Hong Kong)	966,600	2,578,011
TE Connectivity Ltd.	112,000	8,470,559
Tongda Group Holdings Ltd. (Hong Kong)	12,390,000	1,237,737

		54,575,313

Energy Equipment & Services — 0.2%
Schlumberger Ltd.	302,700	10,921,416
Tenaris SA (Luxembourg)	443,969	4,802,965

		15,724,381

Entertainment — 0.6%
Electronic Arts, Inc.*	162,253	12,803,384
NetEase, Inc. (China), ADR	38,758	9,122,470
Twenty-First Century Fox, Inc. (Class B Stock)	553,578	26,449,957

		48,375,811

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc.	47,862	5,515,617
American Campus Communities, Inc.	60,906	2,520,899
American Homes 4 Rent (Class A Stock)	35,356	701,817
American Tower Corp.	28,744	4,547,013
Apartment Investment & Management Co. (Class A Stock)	85,107	3,734,495
AvalonBay Communities, Inc.	41,734	7,263,803
Boston Properties, Inc.	42,992	4,838,750
Brandywine Realty Trust	73,752	949,188
Camden Property Trust	32,551	2,866,116
Corporate Office Properties Trust	53,839	1,132,234
CubeSmart	64,568	1,852,456
CyrusOne, Inc.	13,258	701,082
Digital Realty Trust, Inc.	48,026	5,117,170
Douglas Emmett, Inc.	75,519	2,577,463
Duke Realty Corp.	162,324	4,204,192
Equinix, Inc.	16,700	5,887,752
Equity LifeStyle Properties, Inc.	36,876	3,581,766
Equity Residential	144,368	9,529,732
Essex Property Trust, Inc.	18,180	4,457,918
Extra Space Storage, Inc.(a)	17,441	1,578,062
Federal Realty Investment Trust	20,328	2,399,517
First Industrial Realty Trust, Inc.	48,446	1,398,152
HCP, Inc.	135,092	3,773,120
Healthcare Realty Trust, Inc.	38,757	1,102,249
Healthcare Trust of America, Inc. (Class A Stock)	26,517	671,145
Host Hotels & Resorts, Inc.	226,338	3,773,054
Hudson Pacific Properties, Inc.	81,074	2,356,010
Invitation Homes, Inc.(a)	144,799	2,907,564
Kilroy Realty Corp.(a)	43,138	2,712,517
Liberty Property Trust	47,730	1,998,932
Mid-America Apartment Communities, Inc.	32,352	3,096,086
Mirvac Group (Australia)	1,700,100	2,682,570

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Park Hotels & Resorts, Inc.	28,285	$734,844
Prologis, Inc.	165,836	9,737,883
Public Storage	41,654	8,431,186
Regency Centers Corp.	35,713	2,095,639
Rexford Industrial Realty, Inc.	61,370	1,808,574
Ryman Hospitality Properties, Inc.	33,669	2,245,386
SBA Communications Corp.*	124,013	20,076,465
Segro PLC (United Kingdom)	1,097,458	8,247,764
Simon Property Group, Inc.	94,748	15,916,717
SL Green Realty Corp.	124,928	9,879,306
STORE Capital Corp.	23,969	678,562
Sun Communities, Inc.	78,837	8,018,511
Taubman Centers, Inc.	30,429	1,384,215
UDR, Inc.	82,618	3,273,325
Ventas, Inc.	114,856	6,729,413
Vornado Realty Trust	50,788	3,150,380
Welltower, Inc.	65,368	4,537,193
Weyerhaeuser Co.	445,900	9,747,374

		219,121,178

Food & Staples Retailing — 0.7%
Bid Corp. Ltd. (South Africa)	267,564	4,927,955
Costco Wholesale Corp.	64,475	13,134,202
Distribuidora Internacional de Alimentacion SA (Spain)(a)	580,300	306,735
J Sainsbury PLC (United Kingdom)	1,358,388	4,592,429
Koninklijke Ahold Delhaize NV (Netherlands)	269,000	6,807,447
Metcash Ltd. (Australia)	2,040,500	3,515,202
METRO AG (Germany)	169,600	2,611,789
Valor Holdings Co. Ltd. (Japan)	40,500	976,890
Walmart, Inc.	184,000	17,139,600

		54,012,249

Food Products — 0.9%
Bunge Ltd.	198,005	10,581,387
Danone SA (France), ADR	1,344,780	18,800,024
Leroy Seafood Group ASA (Norway)	287,700	2,198,501
Marine Harvest ASA (Norway)	72,000	1,518,191
Origin Enterprises PLC (Ireland)(a)	206,800	1,358,950
Premier Foods PLC (United Kingdom)*	672,846	284,562
Prima Meat Packers Ltd. (Japan)	51,600	921,040
Salmar ASA (Norway)	47,700	2,353,849
Tate & Lyle PLC (United Kingdom)	263,000	2,215,834
Tyson Foods, Inc. (Class A Stock)	420,697	22,465,220
WH Group Ltd. (Hong Kong), 144A	7,092,000	5,459,309

		68,156,867

Health Care Equipment & Supplies — 1.9%
Becton, Dickinson & Co.	35,800	8,066,456
Coloplast A/S (Denmark) (Class B Stock)	117,556	10,931,854
Danaher Corp.	138,159	14,246,956
DexCom, Inc.*	114,083	13,667,143
Edwards Lifesciences Corp.*	73,472	11,253,706
Hologic, Inc.*	255,300	10,492,830
Intuitive Surgical, Inc.*	38,290	18,337,847
Koninklijke Philips NV (Netherlands)	373,009	13,223,678
Medtronic PLC	290,286	26,404,415
Varian Medical Systems, Inc.*	107,698	12,203,260

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	44,300	$4,594,796

		143,422,941

Health Care Providers & Services — 0.3%
CVS Health Corp.	297,028	19,461,274
Toho Holdings Co. Ltd. (Japan)	47,000	1,151,681

		20,612,955

Health Care Technology — 0.2%
Cerner Corp.*	265,752	13,936,035

Hotels, Restaurants & Leisure — 1.2%
Aristocrat Leisure Ltd. (Australia)	384,927	5,908,468
Carnival Corp.	160,100	7,892,930
Compass Group PLC (United Kingdom)	622,278	13,098,704
Galaxy Entertainment Group Ltd. (Macau)	1,471,000	9,275,835
Hilton Worldwide Holdings, Inc.	36,277	2,604,688
Las Vegas Sands Corp.	132,123	6,877,002
Marriott International, Inc. (Class A Stock)	17,878	1,940,836
Restaurant Group PLC (The) (United Kingdom)	1,040,433	1,891,275
Starbucks Corp.	328,822	21,176,137
Yum China Holdings, Inc. (China)	240,912	8,077,779
Yum! Brands, Inc.	144,927	13,321,690

		92,065,344

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	511,722	3,023,528
Bellway PLC (United Kingdom)	98,700	3,169,843
Berkeley Group Holdings PLC (United Kingdom)	72,300	3,205,792
Bovis Homes Group PLC (United Kingdom)	140,500	1,545,409
Electrolux AB (Sweden) (Class B Stock)	104,800	2,219,882
JM AB (Sweden)(a)	73,900	1,446,663
Skyworth Digital Holdings Ltd. (Hong Kong)	5,700,000	1,232,106
Sumitomo Forestry Co. Ltd. (Japan)	152,000	1,986,844
Taylor Wimpey PLC (United Kingdom)	729,300	1,267,541

		19,097,608

Household Products — 0.7%
Colgate-Palmolive Co.	215,734	12,840,488
Kimberly-Clark Corp.	176,577	20,119,183
Procter & Gamble Co. (The)	218,653	20,098,584

		53,058,255

Industrial Conglomerates — 0.4%
General Electric Co.	1,033,300	7,822,081
Nisshinbo Holdings, Inc. (Japan)	150,600	1,136,649
Rheinmetall AG (Germany)	36,500	3,241,656
Roper Technologies, Inc.	59,622	15,890,455
Siemens AG (Germany)	24,700	2,764,232

		30,855,073

Insurance — 2.1%
Aegon NV (Netherlands)	398,200	1,867,899
AIA Group Ltd. (Hong Kong)	2,342,400	19,423,064
Allianz SE (Germany)	44,000	8,864,221
American International Group, Inc.	353,082	13,914,962
Aviva PLC (United Kingdom)	581,500	2,788,374
AXA SA (France)	174,000	3,767,100

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Baloise Holding AG (Switzerland)	22,500	$3,108,324
Brighthouse Financial, Inc.*	153,399	4,675,602
Chubb Ltd.	174,654	22,561,804
CNP Assurances (France)	130,800	2,778,366
Helvetia Holding AG (Switzerland)	4,800	2,812,245
Legal & General Group PLC (United Kingdom)	1,300,900	3,840,389
Loews Corp.	279,830	12,737,862
Marsh & McLennan Cos., Inc.	180,414	14,388,017
MetLife, Inc.	336,711	13,825,354
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	20,500	4,486,416
NN Group NV (Netherlands)	70,200	2,802,289
Old Mutual Ltd. (South Africa)(a)	443,100	663,635
Sompo Holdings, Inc. (Japan)	75,900	2,571,043
Swiss Life Holding AG (Switzerland)*	22,600	8,741,841
Swiss Re AG (Switzerland)	74,300	6,837,191
Zurich Insurance Group AG (Switzerland)	9,300	2,782,413

		160,238,411

Interactive Media & Services — 1.3%
Alphabet, Inc. (Class A Stock)*	19,267	20,133,244
Alphabet, Inc. (Class C Stock)*	34,952	36,196,641
Facebook, Inc. (Class A Stock)*	255,026	33,431,358
Tencent Holdings Ltd. (China)	283,000	11,327,401

		101,088,644

Internet & Direct Marketing Retail — 1.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	396,393	54,333,588
Amazon.com, Inc.*	42,272	63,491,276
Booking Holdings, Inc.*	7,731	13,316,029

		131,140,893

IT Services — 1.8%
Adyen NV (Netherlands), 144A*(a)	4,305	2,356,994
Amadeus IT Group SA (Spain)	188,255	13,143,127
Atos SE (France)	17,800	1,457,962
Automatic Data Processing, Inc.	49,470	6,486,506
Capgemini SE (France)	115,948	11,563,112
FleetCor Technologies, Inc.*	34,357	6,380,782
Genpact Ltd.	381,672	10,301,327
InterXion Holding NV (Netherlands)*(a)	27,036	1,464,270
PayPal Holdings, Inc.*	210,576	17,707,336
Visa, Inc. (Class A Stock)(a)	475,276	62,707,915

		133,569,331

Leisure Products — 0.0%
Mattel, Inc.*(a)	231,463	2,312,315

Life Sciences Tools & Services — 0.5%
Lonza Group AG (Switzerland)*	51,875	13,538,834
Thermo Fisher Scientific, Inc.	98,844	22,120,299

		35,659,133

Machinery — 1.0%
Atlas Copco AB (Sweden) (Class A Stock)	293,159	6,992,796
Deere & Co.	127,734	19,054,081
Fortive Corp.(a)	207,871	14,064,552
Hong Leong Asia Ltd. (Singapore)*	377,000	135,494
Illinois Tool Works, Inc.	78,894	9,995,081

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
NTN Corp. (Japan)	743,500	$2,132,205
Rational AG (Germany)	12,325	7,028,616
SKF AB (Sweden) (Class B Stock)	237,000	3,613,854
Sumitomo Heavy Industries Ltd. (Japan)	106,100	3,156,150
Tsubakimoto Chain Co. (Japan)	74,400	2,431,413
Vesuvius PLC (United Kingdom)	152,000	982,928
Volvo AB (Sweden) (Class B Stock)	455,500	5,985,165

		75,572,335

Marine — 0.0%
Dfds A/S (Denmark)	44,500	1,794,909

Media — 0.3%
Comcast Corp. (Class A Stock)	395,300	13,459,965
News Corp. (Class A Stock)	492,900	5,594,415
Reach PLC (United Kingdom)	126,600	106,690
SKY Perfect JSAT Holdings, Inc. (Japan)	631,200	2,690,513

		21,851,583

Metals & Mining — 0.4%
Aurubis AG (Germany)	28,200	1,403,746
Ausdrill Ltd. (Australia)	991,000	831,600
Bekaert SA (Belgium)	53,100	1,284,876
BHP Group PLC (Australia)	550,444	11,672,934
Boliden AB (Sweden)	113,400	2,468,457
Dowa Holdings Co. Ltd. (Japan)	67,400	2,010,160
Fortescue Metals Group Ltd. (Australia)	708,900	2,090,911
Mineral Resources Ltd. (Australia)	235,600	2,568,908
Rio Tinto Ltd. (Australia)	84,800	4,679,547
voestalpine AG (Austria)	90,700	2,727,172

		31,738,311

Multiline Retail — 0.2%
Debenhams PLC (United Kingdom)(a)	1,464,900	95,864
Dollarama, Inc. (Canada)	256,814	6,108,080
Harvey Norman Holdings Ltd. (Australia)(a)	883,000	1,959,981
Kohl’s Corp.	78,800	5,227,592
Marks & Spencer Group PLC (United Kingdom)	849,800	2,678,799
Myer Holdings Ltd. (Australia)*	2,114,200	615,778

		16,686,094

Multi-Utilities — 0.1%
A2A SpA (Italy)	2,139,700	3,862,519
Engie SA (France)	165,400	2,375,834
Sempra Energy(a)	11,000	1,190,090

		7,428,443

Oil, Gas & Consumable Fuels — 2.5%
BP PLC (United Kingdom)	1,350,000	8,547,823
Caltex Australia Ltd. (Australia)	98,100	1,756,467
Canadian Natural Resources Ltd. (Canada)	326,000	7,866,380
EQT Corp.	208,800	3,944,232
Equinor ASA (Norway)	125,200	2,658,057
Equitrans Midstream Corp.*	193,012	3,864,100
Exxon Mobil Corp.	365,108	24,896,715
Hess Corp.	186,300	7,545,150
Occidental Petroleum Corp.	248,274	15,239,058
OMV AG (Austria)	93,900	4,117,541
Repsol SA (Spain)	266,500	4,315,176

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	415,365	$12,264,411
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	458,600	13,696,117
Suncor Energy, Inc. (Canada)	267,218	7,463,392
TOTAL SA (France)	401,976	21,271,736
TOTAL SA (France), ADR(a)	570,223	29,754,236
TransCanada Corp. (Canada)	487,169	17,391,933

		186,592,524

Paper & Forest Products — 0.1%
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	2,829,000	2,382,931
UPM-Kymmene OYJ (Finland)	149,300	3,807,830

		6,190,761

Personal Products — 0.3%
Asaleo Care Ltd. (Australia)	1,559,600	1,001,492
Estee Lauder Cos., Inc. (The) (Class A Stock)	99,044	12,885,624
Shiseido Co. Ltd. (Japan)(a)	183,700	11,497,747

		25,384,863

Pharmaceuticals — 2.6%
GlaxoSmithKline PLC (United Kingdom)	580,400	11,051,339
Johnson & Johnson	171,104	22,080,971
Merck & Co., Inc.	473,723	36,197,175
Novartis AG (Switzerland), ADR	144,934	12,436,787
Novo Nordisk A/S (Denmark), ADR	424,211	19,543,401
Perrigo Co. PLC(a)	175,800	6,812,249
Pfizer, Inc.	750,323	32,751,599
Roche Holding AG (Switzerland)	63,200	15,724,986
Sanofi (France)	156,800	13,600,060
Sawai Pharmaceutical Co. Ltd. (Japan)	29,900	1,428,883
Teva Pharmaceutical Industries Ltd. (Israel)*	106,300	1,659,607
Towa Pharmaceutical Co. Ltd. (Japan)	32,800	2,289,256
UCB SA (Belgium)	47,800	3,906,711
Zoetis, Inc.	238,526	20,403,514

		199,886,538

Professional Services — 0.4%
Experian PLC (United Kingdom)	538,482	13,082,951
Nielsen Holdings PLC	334,900	7,813,217
RELX PLC (United Kingdom)	539,247	11,123,043

		32,019,211

Real Estate Management & Development — 0.1%
CK Asset Holdings Ltd. (Hong Kong)	194,000	1,405,634
LendLease Group (Australia)	277,200	2,264,697
Nomura Real Estate Holdings, Inc. (Japan)	159,400	2,914,669
Wheelock & Co. Ltd. (Hong Kong)	230,000	1,315,531

		7,900,531

Road & Rail — 0.3%
Canadian National Railway Co. (Canada)	195,553	14,483,126
Canadian Pacific Railway Ltd. (Canada)	23,240	4,127,889
Firstgroup PLC (United Kingdom)*	1,680,400	1,789,235
Go-Ahead Group PLC (The) (United Kingdom)	74,300	1,453,404

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Road & Rail (continued)
National Express Group PLC (United Kingdom)	469,400	$2,239,510

		24,093,164

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.	278,411	9,115,176
BE Semiconductor Industries NV (Netherlands)	61,700	1,311,007
Infineon Technologies AG (Germany)	322,500	6,457,265
NXP Semiconductors NV (Netherlands)(a)	119,920	8,787,738
QUALCOMM, Inc.	680,368	38,719,743
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,150,000	15,749,608
Texas Instruments, Inc.	129,688	12,255,516
Tokyo Electron Ltd. (Japan)	21,900	2,489,693
Ulvac, Inc. (Japan)	60,400	1,742,189
Xinyi Solar Holdings Ltd. (China)	6,034,000	2,114,874

		98,742,809

Software — 2.8%
Adobe, Inc.*	57,799	13,076,446
Autodesk, Inc.*	305,516	39,292,413
Intuit, Inc.	88,090	17,340,517
Microsoft Corp.	743,218	75,488,652
Oracle Corp.	729,460	32,935,119
salesforce.com, Inc.*	119,819	16,411,608
SAP SE (Germany)	114,345	11,448,048
Temenos AG (Switzerland)*	82,719	9,982,708

		215,975,511

Specialty Retail — 0.3%
Geo Holdings Corp. (Japan)	96,500	1,466,587
Kingfisher PLC (United Kingdom)	938,200	2,482,894
Nitori Holdings Co. Ltd. (Japan)	70,900	8,866,494
TJX Cos., Inc. (The)	264,730	11,844,020

		24,659,995

Technology Hardware, Storage & Peripherals — 0.0%
Eizo Corp. (Japan)	47,600	1,755,509

Textiles, Apparel & Luxury Goods — 0.2%
LVMH Moet Hennessy Louis Vuitton SE (France)	48,063	14,245,688
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	780,500	2,495,431

		16,741,119

Thrifts & Mortgage Finance — 0.2%
Housing Development Finance Corp. Ltd. (India)	388,216	10,950,436
Paragon Banking Group PLC (United Kingdom)	512,700	2,528,039

		13,478,475

Tobacco — 0.2%
Imperial Brands PLC (United Kingdom)	20,000	606,481
Philip Morris International, Inc.	224,000	14,954,240

		15,560,721

Trading Companies & Distributors — 0.3%
Ferguson PLC	140,084	8,976,291

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
ITOCHU Corp. (Japan)	379,700	$6,448,739
Marubeni Corp. (Japan)	478,600	3,353,421

		18,778,451

Wireless Telecommunication Services — 0.3%
KDDI Corp. (Japan)	411,300	9,829,647
NTT DOCOMO, Inc. (Japan)	102,900	2,316,824
Rogers Communications, Inc. (Canada) (Class B Stock)	223,003	11,427,842

		23,574,313

TOTAL COMMON STOCKS (cost $3,363,615,034)		3,583,121,927

PREFERRED STOCKS — 0.3%
Capital Markets — 0.0%
State Street Corp., Series G, 5.350%	15,000	358,200

Electric Utilities — 0.2%
NextEra Energy, Inc. (PRFC), CVT, 6.123%(a)	200,244	11,542,064

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co. (PRFC), CVT, 6.125%	51,611	2,976,406

Multi-Utilities — 0.1%
Sempra Energy (PRFC), CVT, 6.000%	80,932	7,697,443
Sempra Energy (PRFC), CVT, 6.750%(a)	19,483	1,878,941

		9,576,384

TOTAL PREFERRED STOCKS (cost $22,879,806)		24,453,054

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/19 (cost $125,013)	266,500	122,137

	Shares

UNAFFILIATED EXCHANGE TRADED FUNDS — 9.8%
iShares 3-7 Year Treasury Bond ETF(a)	146,435	17,777,209
iShares Core U.S. Aggregate Bond ETF(a)	770,806	82,083,131
iShares Floating Rate Bond ETF	943,942	47,536,919
iShares JPMorgan USD Emerging Markets Bond ETF	346,688	36,024,350
iShares MSCI EAFE ETF(a)	2,566,259	150,844,704
iShares MSCI Japan ETF(a)	29,203	1,480,300
iShares Russell 1000 Growth Index Fund(a)	445,931	58,376,827
iShares Russell 1000 Value ETF(a)	537,024	59,636,515
iShares Russell 2000 ETF(a)	164,746	22,059,489
iShares TIPS Bond Fund	253,166	27,724,209
SPDR S&P 500 ETF Trust Fund(a)	713,134	178,226,449
Vanguard REIT ETF(a)	306,380	22,846,757
Vanguard Total International Bond ETF	817,732	44,361,961

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $713,609,109)		748,978,820

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 4.6%
Automobiles — 0.1%
Ford Credit Floorplan Master Owner Trust,
Series 2018-4, Class A
4.060%	11/15/30	2,800	$2,798,321
Hertz Vehicle Financing II LP,
Series 2016-2A, Class A, 144A
2.950%	03/25/22	100	98,759
World Omni Automobile Lease Securitization Trust,
Series 2017-A, Class A2
1.680%	12/16/19	606	604,611

			3,501,691

Collateralized Loan Obligations — 2.4%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-6A, Class AR, 3 Month LIBOR + 1.270%, 144A
3.706%(c)	07/15/30	4,500	4,455,152
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-6A, Class A1, 3 Month LIBOR + 1.280%, 144A
3.716%(c)	07/15/29	500	498,922
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A
3.696%(c)	07/16/29	2,000	1,980,066
Series 2017-8A, Class A, 3 Month LIBOR + 1.300%, 144A
3.736%(c)	01/16/30	3,000	2,991,619
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-1A, Class A1, 3 Month LIBOR + 0.960%, 144A
3.437%(c)	04/23/31	1,500	1,476,465
Battalion CLO Ltd. (Cayman Islands),
Series 2014-7A, Class A1RR, 3 Month LIBOR + 1.040%, 144A
3.489%(c)	07/17/28	1,200	1,183,450
Series 2015-8A, Class A1R, 3 Month LIBOR + 1.340%, 144A
3.785%(c)	07/18/30	2,500	2,497,226
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	07/15/29	1,500	1,495,853
Series 2017-11A, Class X, 3 Month LIBOR + 1.000%, 144A
3.436%(c)	04/15/29	375	374,961
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AS, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	04/15/29	1,000	992,571
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.970%, 144A
3.419%(c)	04/17/31	4,000	3,934,404
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1B, 3 Month LIBOR + 1.230%, 144A
3.699%(c)	04/20/31	2,000	1,991,441
Series 2017-2A, Class A1B, 3 Month LIBOR + 1.220%, 144A
3.689%(c)	07/20/31	750	746,283

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
CIFC Funding Ltd. (Cayman Islands),
Series 2013-3RA, Class A1, 3 Month LIBOR + 0.980%, 144A
3.467%(c)	04/24/31	4,000	$3,940,761
Series 2014-2RA, Class A1, 3 Month LIBOR + 1.050%, 144A
3.537%(c)	04/24/30	7,500	7,414,103
Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A
3.579%(c)	01/22/31	3,250	3,222,437
Series 2018-2A, Class A1, 3 Month LIBOR + 1.040%, 144A
3.509%(c)	04/20/31	2,500	2,450,247
Elevation CLO Ltd. (Cayman Islands),
Series 2015-4A, Class A, 3 Month LIBOR + 1.550%, 144A
3.995%(c)	04/18/27	6,500	6,510,325
Series 2015-4A, Class B, 3 Month LIBOR + 2.430%, 144A
4.875%(c)	04/18/27	2,500	2,495,564
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-2A, Class A1, 144A
0.000%(p)	10/20/31	2,250	2,217,940
ICG US CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1RR, 3 Month LIBOR + 1.030%, 144A
3.520%(c)	04/25/31	5,000	4,915,858
Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A
3.757%(c)	10/23/29	5,250	5,215,746
Jamestown CLO Ltd. (Cayman Islands),
Series 2016-9A, Class A1B, 3 Month LIBOR + 1.500%, 144A
3.969%(c)	10/20/28	6,000	5,999,900
KKR CLO Ltd. (Cayman Islands),
Series 18, Class A, 3 Month LIBOR + 1.270%, 144A
3.715%(c)	07/18/30	4,000	3,973,872
KVK CLO Ltd. (Cayman Islands),
Series 2018-1A, Class A, 3 Month LIBOR + 0.930%, 144A
3.575%(c)	05/20/29	6,000	5,934,386
Midocean Credit CLO (Cayman Islands),
Series 2018-9A, Class A1, 3 Month LIBOR + 1.150%, 144A
3.397%(c)	07/20/31	1,200	1,183,269
Mountain View CLO LLC (Cayman Islands),
Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A
3.646%(c)	01/16/31	3,000	2,977,632
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A
3.286%(c)	01/15/28	3,000	2,970,285
OZLM Funding Ltd. (Cayman Islands),
Series 2013-4A, Class A1R, 3 Month LIBOR + 1.250%, 144A
3.719%(c)	10/22/30	4,000	3,978,924
OZLM Ltd. (Cayman Islands),
Series 2014-6A, Class A1S, 3 Month LIBOR + 1.080%, 144A
3.529%(c)	04/17/31	3,000	2,955,303
Series 2015-11A, Class A1R, 3 Month LIBOR + 1.250%, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
3.770%(c)	10/30/30	4,000	$3,978,186
Series 2018-20A, Class A1, 3 Month LIBOR + 1.050%, 144A
3.519%(c)	04/20/31	3,000	2,937,350
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 3 Month LIBOR + 1.130%, 144A
3.579%(c)	01/17/31	4,000	3,955,405
Series 2015-2A, Class A1AR, 3 Month LIBOR + 1.270%, 144A
3.739%(c)	07/20/30	6,000	5,960,648
Regatta Funding Ltd. (Cayman Islands),
Series 2017-1A, Class A, 3 Month LIBOR + 1.250%, 144A
3.699%(c)	10/17/30	1,500	1,491,939
Romark WM-R Ltd. (Cayman Islands),
Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A
3.499%(c)	04/20/31	1,000	983,386
Shackleton CLO Ltd. (Cayman Islands),
Series 2015-7RA, Class A1, 3 Month LIBOR + 1.170%, 144A
3.509%(c)	07/15/31	4,250	4,207,039
Series 2017-11A, Class A, 3 Month LIBOR + 1.270%, 144A
3.886%(c)	08/15/30	1,250	1,241,576
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-3RA, Class A1, 3 Month LIBOR + 1.250%, 144A
3.532%(c)	10/23/31	4,250	4,210,109
Series 2016-2A, Class A, 3 Month LIBOR + 1.660%, 144A
4.129%(c)	10/20/28	4,750	4,749,250
Series 2017-2A, Class A, 3 Month LIBOR + 1.280%, 144A
3.770%(c)	07/25/30	1,250	1,245,122
TIAA CLO I Ltd. (Cayman Islands),
Series 2016-1A, Class AR, 3 Month LIBOR + 1.200%, 144A
3.669%(c)	07/20/31	5,250	5,205,307
TICP CLO Ltd. (Cayman Islands),
Series 2017-7A, Class AS, 3 Month LIBOR + 1.230%, 144A
3.666%(c)	07/15/29	2,250	2,242,734
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-3A, Class BR, 3 Month LIBOR + 1.400%, 144A
3.836%(c)	07/15/27	4,500	4,397,783
Series 2016-4A, Class A1LR, 3 Month LIBOR + 1.180%, 144A
3.625%(c)	10/18/31	5,250	5,199,469
Series 2016-5A, Class A, 3 Month LIBOR + 1.700%, 144A
4.190%(c)	10/25/28	4,250	4,249,639
Series 2017-6A, Class A, 3 Month LIBOR + 1.320%, 144A
3.810%(c)	07/25/29	3,500	3,502,911
Series 2017-7A, Class A, 3 Month LIBOR + 1.210%, 144A
3.700%(c)	01/25/31	3,000	2,978,682
Series 2017-7A, Class B, 3 Month LIBOR + 1.600%, 144A
4.090%(c)	01/25/31	1,750	1,702,566

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A2R, 3 Month LIBOR + 1.500%, 144A
3.936%(c)	04/15/29	2,000	$1,957,019
Vibrant CLO Ltd. (Cayman Islands),
Series 2016-4A, Class A1, 3 Month LIBOR + 1.650%, 144A
4.119%(c)	07/20/28	4,250	4,252,916
Voya CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A1R, 3 Month LIBOR + 0.970%, 144A
3.460%(c)	04/25/31	3,000	2,945,990
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-2A, Class A1, 3 Month LIBOR + 1.250%, 144A
3.719%(c)	10/20/29	4,000	3,989,612
Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A
3.599%(c)	01/17/31	3,750	3,693,951
Series 2018-1A, Class A, 3 Month LIBOR + 1.100%, 144A
3.471%(c)	07/17/31	7,000	6,901,332
York CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR, 3 Month LIBOR + 1.150%, 144A
3.619%(c)	01/22/31	2,000	1,978,969
Zais CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 3 Month LIBOR + 1.370%, 144A
3.806%(c)	07/15/29	1,500	1,501,838

			184,635,693

Consumer Loans — 0.2%
Lendmark Funding Trust,
Series 2017-1A, Class A, 144A
2.830%	12/22/25	1,000	986,648
Series 2018-2A, Class A, 144A
4.230%	04/20/27	1,300	1,323,073
OneMain Financial Issuance Trust,
Series 2015-2A, Class C, 144A
4.320%	07/18/25	1,000	1,000,694
Series 2016-2A, Class A, 144A
4.100%	03/20/28	928	929,757
Series 2017-1A, Class B, 144A
2.790%	09/14/32	500	490,230
Series 2017-1A, Class C, 144A
3.350%	09/14/32	500	491,166
Oportun Funding LLC,
Series 2017-A, Class A, 144A
3.230%	06/08/23	1,250	1,238,706
Series 2017-B, Class A, 144A
3.220%	10/10/23	2,750	2,723,247
Series 2018-A, Class A, 144A
3.610%	03/08/24	1,010	1,000,905
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,200	1,211,479
Series 2018-D, Class A, 144A
4.150%	12/09/24	900	909,415

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
PNMAC GMSR Issuer Trust,
Series 2018-GT2, Class A, 1 Month LIBOR + 2.650%, 144A
5.156%(c)	08/25/25	1,000	$1,002,090
SpringCastle America Funding LLC,
Series 2016-AA, Class A, 144A
3.050%	04/25/29	2,181	2,160,181
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	1,652	1,649,696

			17,117,287

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2018-A7, Class A7
3.960%	10/13/30	2,600	2,728,437
Golden Credit Card Trust (Canada),
Series 2017-1A, Class A, 1 Month LIBOR + 0.400%, 144A
2.855%(c)	02/15/21	2,500	2,500,215

			5,228,652

Home Equity Loans — 0.6%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-OP1, Class M1, 1 Month LIBOR + 0.780%
3.286%(c)	04/25/34	934	914,918
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W7, Class A2, 1 Month LIBOR + 1.040%
3.546%(c)	05/25/34	149	141,436
Asset-Backed Funding Certificates Trust,
Series 2004-OPT5, Class A1, 1 Month LIBOR + 0.700%
3.206%(c)	06/25/34	58	57,184
Series 2005-WF1, Class M2, 1 Month LIBOR + 0.600%
3.106%(c)	10/25/34	326	326,498
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE3, Class M1, 1 Month LIBOR + 0.810%
3.316%(c)	06/25/34	1,552	1,527,916
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE10, Class M1, 1 Month LIBOR + 0.975%
3.290%(c)	12/25/34	3,380	3,377,490
Series 2005-HE5, Class M2, 1 Month LIBOR + 1.035%
3.350%(c)	06/25/35	1,920	1,935,706
Series 2006-HE1, Class 1M1, 1 Month LIBOR + 0.410%
2.916%(c)	12/25/35	142	142,162
Series 2007-HE3, Class 1A2, 1 Month LIBOR + 0.200%
2.706%(c)	04/25/37	392	519,674
Citigroup Mortgage Loan Trust,
Series 2006-AMC1, Class A1, 1 Month LIBOR + 0.145%, 144A
2.651%(c)	09/25/36	934	894,052
Series 2007-AHL1, Class A2C, 1 Month LIBOR + 0.210%
2.716%(c)	12/25/36	2,900	2,745,233
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-HE3, Class A, 1 Month LIBOR + 0.760%
3.266%(c)	12/25/33	148	147,782
Series 2005-HE4, Class M3, 1 Month LIBOR + 0.460%
2.966%(c)	10/25/35	200	182,825
First NLC Trust,
Series 2007-1, Class A1, 1 Month LIBOR + 0.070%, 144A
2.576%(c)	08/25/37	960	561,471

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Home Equity Asset Trust,
Series 2004-3, Class M1, 1 Month LIBOR + 0.855%
3.361%(c)	08/25/34	281	$276,687
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AV4, 1 Month LIBOR + 0.150%
2.656%(c)	08/25/36	2,315	2,301,381
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3, 1 Month LIBOR + 0.110%
2.616%(c)	08/25/36	3,688	1,921,866
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%
3.406%(c)	05/25/34	1,438	1,430,686
Series 2005-HE2, Class M2, 1 Month LIBOR + 0.660%
3.166%(c)	01/25/35	602	590,468
Series 2007-HE6, Class A1, 1 Month LIBOR + 0.060%
2.566%(c)	05/25/37	23	20,154
New Residential Mortgage Loan Trust,
Series 2018-1A, Class A1A, 144A
4.000%(cc)	12/25/57	1,497	1,504,472
Nomura Home Equity Loan, Inc./Home Equity Loan Trust,
Series 2006-FM1, Class 2A4, 1 Month LIBOR + 0.330%
2.836%(c)	11/25/35	3,000	2,893,861
Series 2006-WF1, Class M2, 1 Month LIBOR + 0.290%
2.796%(c)	03/25/36	700	678,555
NovaStar Mortgage Funding Trust,
Series 2005-3, Class M2, 1 Month LIBOR + 0.705%
3.211%(c)	01/25/36	400	394,588
Option One Mortgage Loan Trust,
Series 2004-3, Class M2, 1 Month LIBOR + 0.855%
3.361%(c)	11/25/34	798	793,879
Series 2005-4, Class M1, 1 Month LIBOR + 0.440%
2.946%(c)	11/25/35	680	678,664
RAMP Trust,
Series 2005-EFC4, Class M3, 1 Month LIBOR + 0.480%
2.986%(c)	09/25/35	6,600	6,629,852
RASC Trust,
Series 2005-AHL1, Class M1, 1 Month LIBOR + 0.675%
3.181%(c)	09/25/35	216	214,865
Series 2005-KS10, Class M2, 1 Month LIBOR + 0.440%
2.946%(c)	11/25/35	2,000	1,986,911
Renaissance Home Equity Loan Trust,
Series 2007-3, Class AF3
7.238%	09/25/37	592	344,688
Soundview Home Loan Trust,
Series 2005-OPT2, Class M2, 1 Month LIBOR + 0.840%
3.346%(c)	08/25/35	2,200	1,896,422
Series 2006-3, Class A4, 1 Month LIBOR + 0.250%
2.756%(c)	11/25/36	4,000	3,648,566
Series 2006-NLC1, Class A1, 1 Month LIBOR + 0.060%, 144A
2.566%(c)	11/25/36	24	10,290
Series 2006-OPT2, Class A3, 1 Month LIBOR + 0.180%
2.686%(c)	05/25/36	619	617,027
Terwin Mortgage Trust,
Series 2003-6HE, Class A1, 1 Month LIBOR + 0.940%
3.446%(c)	11/25/33	56	53,385

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
WaMu Asset-Backed Certificates Trust,
Series 2007-HE2, Class 2A3, 1 Month LIBOR + 0.250%
2.756%(c)	04/25/37	4,448	$2,283,299

			44,644,913

Other — 0.0%
Oportun Funding LLC,
Series 2018-B, Class A, 144A
3.910%	07/08/24	850	849,993
Series 2018-B, Class C, 144A
5.430%	07/08/24	500	501,957

			1,351,950

Residential Mortgage-Backed Securities — 1.1%
Ameriquest Mortgage Securities Trust,
Series 2005-R4, Class M2, 1 Month LIBOR + 0.675%
3.181%(c)	07/25/35	7,306	7,305,590
Series 2006-R1, Class M1, 1 Month LIBOR + 0.390%
2.896%(c)	03/25/36	2,900	2,872,855
Bayview Koitere Fund Trust,
Series 2018-RN4, Class A1, 144A
3.623%	03/28/33	299	298,397
Bayview Opportunity Master Fund Trust,
Series 2018-RN9, Class A1, 144A
4.213%	10/29/33	950	951,016
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-AQ1, Class A1, 1 Month LIBOR + 0.110%
2.616%(c)	04/25/31	126	175,706
Countrywide Asset-Backed Certificates,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530%
3.036%(c)	02/25/36	700	693,643
Series 2005-17, Class 2AV, 1 Month LIBOR + 0.240%
2.746%(c)	05/25/36	4,525	4,494,783
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460%
2.966%(c)	05/25/36	2,600	2,546,681
Countrywide Asset-Backed Certificates Trust,
Series 2004-ECC1, Class M2, 1 Month LIBOR + 1.050%
3.556%(c)	09/25/34	599	593,190
Series 2006-26, Class 1A, 1 Month LIBOR + 0.140%
2.646%(c)	06/25/37	2,585	2,410,705
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB6, Class A1, 1 Month LIBOR + 0.120%, 144A
2.626%(c)	07/25/37	43	27,316
Credit-Based Asset Servicing & Securitization Trust,
Series 2006-CB9, Class A1, 1 Month LIBOR + 0.060%
2.566%(c)	11/25/36	20	12,672
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6A
5.684%(cc)	12/25/36	42	17,941
CSMC Trust,
Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A
5.499%(c)	12/26/46	3,046	3,077,472
Series 2018-11R, 1 Month LIBOR + 1.400%, 144A^
3.774%(c)	08/25/37	1,400	1,400,000
Series 2018-RPL8, Class A1, 144A
4.070%	07/25/58	594	593,612

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Fieldstone Mortgage Investment Trust,
Series 2006-1, Class A2, 1 Month LIBOR + 0.190%
2.696%(c)	05/25/36	1,910		$1,448,508
First Franklin Mortgage Loan Trust,
Series 2006-FF10, Class A1, 1 Month LIBOR + 0.115%
2.621%(c)	07/25/36	2,813		2,615,019
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310%
2.816%(c)	07/25/36	1,000		958,626
Series 2006-FF5, Class 2A4, 1 Month LIBOR + 0.240%
2.746%(c)	04/25/36	1,100		1,003,885
GSAMP Trust,
Series 2003-FM1, Class M1, 1 Month LIBOR + 1.230%
3.700%(c)	03/20/33	239		242,366
Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.735%
3.241%(c)	09/25/35	182		178,878
Series 2006-NC2, Class A2B, 1 Month LIBOR + 0.090%
2.596%(c)	06/25/36	1,354		880,521
Series 2007-HE2, Class A2C, 1 Month LIBOR + 0.270%
2.776%(c)	03/25/47	3,028		2,714,031
Series 2007-NC1, Class A2C, 1 Month LIBOR + 0.150%
2.656%(c)	12/25/46	2,398		1,448,828
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2007-B, Class 2A2, 1 Month LIBOR + 0.160%
2.666%(c)	07/25/37	4,510		2,803,465
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC3, Class A3, 1 Month LIBOR + 0.110%
2.616%(c)	08/25/36	69		50,668
Series 2007-CH1, Class MV6, 1 Month LIBOR + 0.550%
3.056%(c)	11/25/36	7,700		7,404,948
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A, 1 Month LIBOR + 1.750%, 144A
4.256%(c)	01/28/70	625		635,121
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class M3, 1 Month LIBOR + 0.780%
3.286%(c)	08/25/35	2,000		1,943,172
Series 2006-11, Class 1A, 1 Month LIBOR + 0.160%
2.666%(c)	12/25/36	6,025		4,260,617
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4, Class A2A, 1 Month LIBOR + 0.080%
2.586%(c)	09/25/37	4		2,096
Series 2007-HE2, Class A2A, 1 Month LIBOR + 0.120%
2.626%(c)	02/25/37	11		4,653
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-WMC2, Class A2FP, 1 Month LIBOR + 0.050%
2.556%(c)	07/25/36	44		21,472
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1, 1 Month LIBOR + 0.050%
2.556%(c)	11/25/36	—	(r)	461
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M3, 1 Month LIBOR + 1.035%
3.541%(c)	02/25/35	3,697		3,699,279
Series 2005-WCW2, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	07/25/35	775		775,282
Series 2005-WHQ4, Class M1, 1 Month LIBOR + 0.470%
2.976%(c)	09/25/35	1,118		1,117,764

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
RASC Trust,
Series 2006-KS3, Class M1, 1 Month LIBOR + 0.330%
2.836%(c)	04/25/36		400	$395,105
RMAT LP,
Series 2018-NPL1, Class A1, 144A
4.090%	05/25/48		228	227,169
Saxon Asset Securities Trust,
Series 2005-1, Class M2, 1 Month LIBOR + 0.720%
3.035%(c)	05/25/35		500	448,779
Series 2005-1, Class M3, 1 Month LIBOR + 0.780%
3.095%(c)	05/25/35		772	586,954
Series 2007-3, Class 1A, 1 Month LIBOR + 0.310%
2.816%(c)	09/25/47		697	668,273
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A, 1 Month LIBOR + 0.130%
2.636%(c)	05/25/37		215	158,651
Series 2007-HE1, Class A2A, 1 Month LIBOR + 0.060%
2.566%(c)	12/25/36		64	21,522
Series 2007-NC1, Class A2A, 1 Month LIBOR + 0.050%
2.556%(c)	12/25/36		2	988
Structured Asset Investment Loan Trust,
Series 2005-4, Class M3, 1 Month LIBOR + 0.720%
3.226%(c)	05/25/35		2,463	2,463,830
Series 2005-6, Class M3, 1 Month LIBOR + 0.810%
3.316%(c)	07/25/35		3,000	2,884,853
TFS (Spain),
Series 2018-3, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	3,897	4,456,140
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2016-V1A, Class A1, 144A
2.089%	02/20/54	GBP	1,193	1,521,559
Towd Point Mortgage Trust,
Series 2017-4, Class A1, 144A
2.750%(cc)	06/25/57		1,013	985,622
Series 2017-6, Class A1, 144A
2.750%(cc)	10/25/57		2,536	2,477,082
Series 2018-2, Class A1, 144A
3.250%(cc)	03/25/58		385	379,133
Series 2018-3, Class A1, 144A
3.750%(cc)	05/25/58		165	165,232
Series 2018-6, Class A1A, 144A
3.750%(cc)	03/25/58		963	963,625
VOLT LX LLC,
Series 2017-NPL7, Class A1, 144A
3.250%	06/25/47		345	342,946
VOLT LXII LLC,
Series 2017-NPL9, Class A1, 144A
3.125%	09/25/47		726	719,650
Wachovia Mortgage Loan Trust,
Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.660%
3.166%(c)	10/25/35		2,273	2,269,167
WaMu Asset-Backed Certificates Trust,
Series 2006-HE5, Class 2A1, 1 Month LIBOR + 0.060%
2.566%(c)	10/25/36		75	35,663

				83,853,182

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans — 0.1%
Navient Student Loan Trust,
Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A
3.656%(c)	03/25/66		979	$981,979
SLM Private Education Loan Trust,
Series 2011-B, Class A3, 1 Month LIBOR + 2.250%, 144A
4.705%(c)	06/16/42		420	427,981
Series 2013-B, Class A2A, 144A
1.850%	06/17/30		287	285,159
SLM Student Loan Trust,
Series 2003-2, Class A5, 3 Month EURIBOR + 0.260%
0.000%(c)	12/15/23	EUR	106	120,510
Series 2003-5, Class A5, 3 Month EURIBOR + 0.270%
0.000%(c)	06/17/24	EUR	227	258,404
Series 2004-2X, Class A6, 3 Month EURIBOR + 0.550%
0.233%(c)	07/25/39	EUR	900	990,728
Series 2004-3A, Class A6B, 3 Month LIBOR + 0.550%, 144A
3.040%(c)	10/25/64	1,000		1,002,477
Series 2007-3, Class A3, 3 Month LIBOR + 0.040%
2.530%(c)	04/25/19		88	87,471
SMB Private Education Loan Trust,
Series 2017-A, Class A1, 1 Month LIBOR + 0.450%, 144A
2.905%(c)	06/17/24		297	297,341
SoFi Professional Loan Program,
Series 2017-A, Class A2A, 144A
1.550%	03/26/40		667	662,088
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41		917	906,783
Utah State Board of Regents,
Series 2017-1, Class A, 1 Month LIBOR + 0.750%
3.256%(c)	01/25/57		1,303	1,301,758

				7,322,679

TOTAL ASSET-BACKED SECURITIES (cost $340,959,121)				347,656,047

BANK LOANS — 0.2%
Banks — 0.1%
Qatar National Bank,
Term Loan
— %(p)	12/22/20		5,000	4,941,665

Chemicals — 0.0%
Macdermid, Inc.,
Term Loan^
— %(p)	06/07/23		1,100	1,077,999

Computers — 0.0%
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%
11.006%(c)	09/29/25		504	499,125
Term B USD Loan, 1 Month LIBOR + 3.750%
6.272%(c)	09/30/24		469	455,603

				954,728

Electric — 0.0%
Vistra Operations Co. LLC,
Term Loan
— %(p)	08/04/23		374	358,523

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
Foods — 0.0%
Sigma Bidco BV (Netherlands),
Facility B4 Loan, 1 Month GBP LIBOR + 4.000%
4.797%(c)	07/02/25	GBP	1,450	$1,785,332

Healthcare-Products — 0.0%
Avantor, Inc.,
Initial B1 EURO Term loan, 1 Month EURIBOR + 3.750%
3.750%(c)	11/21/24	EUR	424	477,843

Lodging — 0.0%
Las Vegas Sands LLC,
Term B Loan, 1 Month LIBOR + 1.750%
4.272%(c)	03/27/25		587	558,662

Machinery-Diversified — 0.0%
Gardner Denver, Inc.,
Term Loan
— %(p)	07/30/24		929	895,689

Packaging & Containers — 0.0%
Crown Americas LLC,
Term Loan
— %(p)	04/03/25		855	849,132

Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%^
10.813%(c)	04/20/26		550	538,999
EG Finco, Ltd. (United Kingdom),
Second Lien Term Loan, 1 Month EURIBOR + 7.750%
8.750%(c)	04/20/26	EUR	325	366,784
Term B, 3 Month GBP LIBOR + 4.750%
5.655%(c)	02/06/25	GBP	397	490,655
Term B1, 1 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	593	658,306
Term B3, 1 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	302	335,384

				2,390,128

Telecommunications — 0.0%
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
5.272%(c)	01/31/25		1,188	1,107,068

TOTAL BANK LOANS (cost $16,029,872)				15,396,769

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.7%
Assurant Commercial Mortgage Trust,
Series 2016-1A, Class B, 144A
4.462%	05/15/49		4,200	4,231,084
BANK,
Series 2017-BNK5, Class A4
3.131%	06/15/60		4,200	4,039,312
Series 2017-BNK6, Class A4
3.254%	07/15/60		3,200	3,107,140
Series 2017-BNK8, Class A3
3.229%	11/15/50		1,675	1,627,590
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36		1,170	1,116,231
Series 2016-ETC, Class B, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3.189%	08/14/36	510	$482,116
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	406,781
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,610	1,501,783
BBCMS Mortgage Trust,
Series 2018-CHRS, Class D, 144A
4.267%(cc)	08/05/38	550	535,618
BX Commercial Mortgage Trust,
Series 2018-IND, Class F, 1 Month LIBOR + 1.800%, 144A
4.255%(c)	11/15/35	250	246,820
Series 2018-IND, Class G, 1 Month LIBOR + 2.050%, 144A
4.505%(c)	11/15/35	1,198	1,183,243
CD Mortgage Trust,
Series 2017-CD4, Class A3
3.248%	05/10/50	3,000	2,928,384
Series 2017-CD5, Class A3
3.171%	08/15/50	3,300	3,190,565
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.293%(cc)	02/10/48	76,865	1,200,124
Series 2016-GC37, Class A4
3.314%	04/10/49	5,500	5,428,351
Commercial Mortgage Trust,
Series 2014-UBS4, Class A5
3.694%	08/10/47	2,083	2,112,244
Series 2015-CR26, Class A4
3.630%	10/10/48	240	241,634
Series 2015-DC1, Class XA, IO
1.128%(cc)	02/10/48	59,314	2,650,254
Series 2015-PC1, Class A5
3.902%	07/10/50	5,664	5,777,276
Series 2016-DC2, Class A5
3.765%	02/10/49	1,775	1,792,735
Series 2017-COR2, Class A2
3.239%	09/10/50	3,750	3,623,367
CSMC LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	4,470	4,519,998
CSMC Trust,
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	750	754,671
DBJPM Mortgage Trust,
Series 2016-C3, Class A4
2.632%	08/10/49	4,000	3,760,577
Series 2017-C6, Class A4
3.071%	06/10/50	2,700	2,593,531
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,300	1,238,479
Series 2016-85T, Class E, 144A
3.808%(cc)	12/10/36	1,200	1,087,633
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A4
3.890%(cc)	07/10/51	1,550	1,570,036
GS Mortgage Securities Trust,

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-GCJ9, Class XA, IO
1.961%(cc)	11/10/45		2,546	$157,824
Series 2017-GS6, Class A2
3.164%	05/10/50		3,100	2,992,141
Series 2017-GS7, Class A3
3.167%	08/10/50		5,540	5,316,556
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34		510	512,695
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7, Class A4
3.195%	09/15/50		3,000	2,906,157
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C5, Class A4
3.414%	03/15/50		1,800	1,778,134
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43		1,138	1,151,900
Series 2016-JP2, Class A3
2.559%	08/15/49		2,800	2,624,918
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50		2,450	2,403,324
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50		10,000	9,970,576
Series 2016-C30, Class A4
2.600%	09/15/49		5,750	5,377,704
Morgan Stanley Capital I, Inc.,
Series 2017-HR2, Class A3
3.330%	12/15/50		5,200	5,041,656
Real Estate Asset Liquidity Trust (Canada),
Series 2018-1A, Class A1, 144A
3.072%	08/12/53	CAD	1,055	769,866
Rosslyn Portfolio Trust,
Series 2017-ROSS, Class XCP, IO, 144A
0.000%(cc)	06/15/33		184,540	1,753
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36		230	220,363
UBS Commercial Mortgage Trust,
Series 2017-C2, Class A3
3.225%	08/15/50		4,300	4,161,623
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28		700	713,201
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50		1,647	1,601,030
Series 2016-C35, Class A3
2.674%	07/15/48		4,500	4,243,902
Series 2016-LC24, Class A3
2.684%	10/15/49		1,600	1,503,149
Series 2017-C39, Class A4
3.157%	09/15/50		5,000	4,802,490
Series 2017-C40, Class A3
3.317%	10/15/50		1,330	1,299,923
Series 2017-RB1, Class A4

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3.374%	03/15/50	4,700	$4,600,118

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $131,413,368)			127,098,580

CORPORATE BONDS — 12.2%
Aerospace & Defense — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24	1,625	1,531,563
7.500%	03/15/25	900	848,250
Spirit AeroSystems, Inc.,
Gtd. Notes
3.950%	06/15/23	400	398,810
United Technologies Corp.,
Sr. Unsec’d. Notes
3.950%	08/16/25	1,100	1,091,481

			3,870,104

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24	2,965	2,731,044
Gtd. Notes, 3 Month LIBOR + 0.590% (Cap N/A, Floor 0.000%)
3.204%(c)	08/14/20	1,900	1,881,275
Gtd. Notes, 3 Month LIBOR + 0.880%
3.496%(c)	08/15/22	2,200	2,177,858
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20	4,000	3,940,259
Japan Tobacco, Inc. (Japan),
Sr. Unsec’d. Notes, EMTN
2.000%	04/13/21	300	291,421

			11,021,857

Airlines — 0.3%
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24	1,639	1,664,013
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	1,006	956,157
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	448	439,506
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21	235	241,752
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	1,080	1,072,825
3.625%	03/15/22	1,750	1,712,533
Latam Airlines 2015-1 Pass-Through Trust A (Chile),
Pass-Through Certificates
4.200%	08/15/29	3,702	3,563,387
Latam Airlines 2015-1 Pass-Through Trust B (Chile),
Pass-Through Certificates
4.500%	08/15/25	5,714	5,474,471

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines (continued)
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28			7,038	$6,079,488
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30			1,378	1,327,172

					22,531,304

Apparel — 0.0%
Hanesbrands Finance Luxembourg SCA,
Gtd. Notes, 144A
3.500%	06/15/24		EUR	550	633,944

Auto Manufacturers — 0.6%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%
2.932%(c)	11/05/21			300	295,658
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
3.100%	04/12/21			490	485,290
Gtd. Notes, 3 Month LIBOR + 0.410%, 144A
2.835%(c)	04/12/21			365	361,448
Gtd. Notes, 3 Month LIBOR + 0.500%, 144A
3.118%(c)	08/13/21			2,200	2,179,077
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43			560	431,864
5.291%	12/08/46			240	197,035
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.425%	06/12/20			500	486,862
3.096%	05/04/23			1,510	1,365,010
3.157%	08/04/20			2,600	2,547,819
3.200%	01/15/21			600	581,853
3.219%	01/09/22			5,050	4,742,285
3.336%	03/18/21			200	194,063
5.875%	08/02/21			700	717,898
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.930%
3.754%(c)	09/24/20			500	491,046
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.580%
3.988%(c)	01/08/19			5,400	5,400,465
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36			20	19,470
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	01/15/20			5,110	5,079,076
3.450%	04/10/22			3,125	3,022,065
3.500%	07/10/19			2,500	2,499,621
3.550%	04/09/21			300	295,869
3.700%	05/09/23			1,605	1,527,044
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, MTN, 144A
2.150%	02/26/20			300	295,368
2.850%	01/15/21	(a)		1,700	1,670,045
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	11/15/19			250	244,688
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.520%, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
3.308%(c)	03/15/21			400	$393,874
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.400% (Cap N/A, Floor 0.000%)
3.040%(c)	05/17/22			700	692,241
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
0.625%	09/08/21		EUR	500	568,130
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.420%
0.109%(c)	06/15/21		EUR	300	337,313
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.125%	05/23/19			200	199,025
2.450%	11/20/19			500	495,232
3.875%	11/13/20			700	703,415
4.000%	11/12/21			1,700	1,698,944
Gtd. Notes, 3 Month LIBOR + 0.770%, 144A
3.388%(c)	11/13/20			1,800	1,787,978
Gtd. Notes, 3 Month LIBOR + 0.940%, 144A
3.558%(c)	11/12/21			2,200	2,178,473

					44,185,544

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24		EUR	701	644,527
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%, 144A
3.250%	09/15/23		EUR	1,000	1,116,422
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%, 144A
3.750%	09/15/26		EUR	975	1,069,630
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/25			2,500	2,568,127
LKQ Italia Bondco SpA,
Gtd. Notes, 144A
3.875%	04/01/24		EUR	1,250	1,460,833
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.000%	04/29/20			1,300	1,294,106

					8,153,645

Banks — 4.6%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, MTN, 144A
4.750%	10/12/23			400	396,042
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
6.750%	—	(rr)	EUR	1,000	1,135,325
6.750%(ff)	—	(rr)	EUR	200	227,065
Banco Santander SA (Spain),
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	1,200	1,347,403
Sr. Unsec’d. Notes
3.848%	04/12/23			1,000	971,663
Bank of America Corp.,
Jr. Sub. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
5.875%(ff)	—	(rr)		1,500	$1,365,000
5.875%	—	(rr)		430	391,300
6.300%(ff)	—	(rr)		795	807,442
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28			660	625,891
Sr. Unsec’d. Notes, MTN
3.499%(ff)	05/17/22			1,340	1,340,201
3.824%(ff)	01/20/28			1,395	1,353,291
4.125%	01/22/24			1,100	1,114,990
4.271%(ff)	07/23/29			730	726,574
Sub. Notes, MTN
4.000%	01/22/25			4,750	4,627,195
4.450%	03/03/26			4,090	4,043,354
Bank of Ireland (Ireland),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	EUR	300	358,384
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
3.100%	04/13/21			535	534,731
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.460%
2.896%(c)	04/13/21			600	596,406
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.625%(ff)	—	(rr)		1,205	1,079,981
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes
5.625%	02/17/24		EUR	2,000	2,070,065
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22			600	621,750
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	1,500	1,673,416
6.500%	—	(rr)	EUR	200	223,122
7.000%(ff)	—	(rr)	GBP	600	747,489
7.875%(ff)	—	(rr)	GBP	200	254,923
8.000%(ff)	—	(a)(rr)	EUR	800	970,497
Sr. Unsec’d. Notes
3.684%	01/10/23			1,570	1,508,544
4.610%(ff)	02/15/23			2,700	2,677,215
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
4.046%(c)	02/15/23			800	769,643
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.625%
4.039%(c)	01/10/23			2,600	2,535,737
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.110%
4.728%(c)	08/10/21			4,000	4,033,053
Sr. Unsec’d. Notes, EMTN
3.250%	02/12/27		GBP	2,000	2,441,412
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29			1,625	1,566,789
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
4.400%	08/14/28			440	429,458
Sr. Unsec’d. Notes, MTN, 144A
3.500%	03/01/23			915	887,104
BPCE SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.500%	10/23/27			285	258,944
Sub. Notes, MTN, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
4.500%	03/15/25			1,440	$1,393,561
Canadian Imperial Bank of Commerce (Canada),
Covered Bonds, 144A
3.150%	06/27/21			1,100	1,106,285
Citibank NA,
Sr. Unsec’d. Notes
3.050%	05/01/20			1,950	1,947,524
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	—	(rr)		2,395	2,311,175
6.125%(ff)	—	(rr)		1,020	995,775
6.250%(ff)	—	(rr)		410	392,657
Sr. Unsec’d. Notes
3.520%(ff)	10/27/28			730	680,791
3.700%	01/12/26			3,025	2,908,429
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
3.450%(c)	04/25/22			3,200	3,157,894
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
4.168%(c)	09/01/23			1,500	1,500,830
Sub. Notes
4.450%	09/29/27			3,850	3,710,695
4.600%	03/09/26			745	735,271
Citizens Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%
3.259%(c)	05/26/20			2,700	2,693,384
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
5.500%(ff)	—	(rr)	EUR	1,500	1,759,444
5.500%	—	(rr)	EUR	600	703,778
6.625%(ff)	—	(rr)	EUR	1,200	1,492,538
6.625%	—	(rr)	EUR	600	746,269
Sr. Unsec’d. Notes
6.875%	03/19/20		EUR	2,000	2,472,499
Sr. Unsec’d. Notes, 144A
3.875%	09/26/23			1,700	1,705,883
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%, 144A
3.682%(c)	09/26/23			1,400	1,381,784
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.500%(ff)	—	(rr)		1,500	1,462,500
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21			500	498,203
3.750%	03/26/25			240	228,854
3.800%	09/15/22			3,350	3,325,561
3.800%	06/09/23			1,650	1,619,123
Gtd. Notes, 3 Month LIBOR + 2.290%
4.735%(c)	04/16/21			3,100	3,187,898
DBS Bank Ltd. (Singapore),
Covered Bonds, 144A
3.300%	11/27/21			800	805,922
DBS Group Holdings Ltd. (Singapore),
Sr. Unsec’d. Notes, MTN, 144A
2.246%	07/16/19			1,100	1,096,227
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.771%	02/04/21			1,200	1,167,061
Sr. Unsec’d. Notes
3.150%	01/22/21			300	289,914

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
4.250%	02/04/21			2,500	$2,463,790
4.250%	10/14/21			6,900	6,746,494
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.815%
3.284%(c)	01/22/21			900	858,928
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.766%(c)	02/04/21			1,275	1,240,003
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21			160	154,407
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes
1.050%	06/20/23		JPY	150,000	1,432,270
Gov’t. Gtd. Notes, MTN, 144A
1.625%	09/01/21			4,200	4,061,001
Sr. Unsec’d. Notes, GMTN
2.000%	10/19/21			200	194,658
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes
1.875%	01/29/20			500	495,468
Gov’t. Liquid Gtd. Notes, 144A
2.500%	01/25/21			3,600	3,580,183
Gov’t. Liquid Gtd. Notes, MTN, 144A
3.250%	09/26/23			750	760,023
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23			500	486,680
3.450%	07/27/26			390	357,629
4.200%	08/08/23			2,000	2,000,460
DNB Boligkreditt A/S (Norway),
Covered Bonds, 144A
3.250%	06/28/23			2,900	2,926,326
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.000%	03/30/22			1,400	1,357,999
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.300%(ff)	—	(rr)		440	393,800
5.375%(ff)	—	(rr)		1,850	1,787,600
Sr. Unsec’d. Notes
3.500%	01/23/25			8,995	8,526,461
3.750%	02/25/26			235	222,227
3.850%	01/26/27			1,905	1,791,933
4.223%(ff)	05/01/29			900	866,150
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.200%
3.988%(c)	09/15/20			2,400	2,411,257
HSBC Bank Canada (Canada),
Covered Bonds, 144A
3.300%	11/28/21			2,400	2,425,771
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
5.875%(ff)	—	(rr)	GBP	2,100	2,558,393
6.500%(ff)	—	(rr)		700	636,125
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29			1,500	1,486,857
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.240%(c)	05/18/21			2,675	2,635,305
ICICI Bank Ltd. (India),
Sr. Unsec’d. Notes, MTN
3.500%	03/18/20			2,600	2,587,343
ING Bank NV (Netherlands),

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Covered Bonds, MTN, 144A
2.625%	12/05/22			900	$885,425
Sr. Unsec’d. Notes, 144A
2.450%	03/16/20			1,000	990,441
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
4.100%	10/02/23			2,800	2,798,299
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.797%(c)	10/02/23			2,800	2,771,882
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	1,100	1,198,500
7.750%(ff)	—	(rr)	EUR	1,800	2,157,104
Sr. Unsec’d. Notes, 144A
3.875%	07/14/27			610	524,708
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(ff)	—	(rr)		2,750	2,715,625
Sr. Unsec’d. Notes
2.950%	10/01/26			1,430	1,320,645
3.125%	01/23/25			5,740	5,468,533
3.200%	01/25/23			2,265	2,232,001
4.005%(ff)	04/23/29			1,565	1,534,267
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
3.390%(c)	04/25/23			3,100	3,054,212
Sub. Notes
3.875%	09/10/24			1,250	1,229,969
4.250%	10/01/27			1,175	1,156,681
Lansforsakringar Hypotek AB (Sweden),
Covered Bonds, MTN
2.250%	09/21/22		SEK	143,200	17,178,086
Lloyds Bank PLC (United Kingdom),
Covered Bonds, EMTN
4.875%	03/30/27		GBP	1,500	2,311,621
Gtd. Notes
3.300%	05/07/21			1,200	1,196,361
Gtd. Notes, 3 Month LIBOR + 0.490%
3.079%(c)	05/07/21			300	296,976
Sub. Notes, EMTN
6.500%	03/24/20		EUR	300	366,354
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	—	(rr)	EUR	200	226,286
7.000%(ff)	—	(rr)	GBP	3,300	4,203,555
7.500%(ff)	—	(a)(rr)		2,800	2,702,560
7.875%(ff)	—	(rr)	GBP	200	273,093
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
3.590%(c)	06/21/21			1,000	990,154
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%, 144A
3.158%(c)	04/04/19			1,300	1,299,770
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.880%
4.618%(c)	03/01/21			412	422,018
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.922%(ff)	09/11/24			1,100	1,111,631
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.771%(c)	09/11/24			1,700	1,697,526

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley,
Jr. Sub. Notes
5.550%(ff)	—	(rr)		1,535	$1,489,718
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24			2,000	1,982,969
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	(a)		1,000	956,775
3.875%	01/27/26			910	887,588
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28			7,435	7,029,820
Sub. Notes, GMTN
4.350%	09/08/26			1,450	1,409,116
MUFG Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.350%	09/08/19			800	795,355
National City Corp.,
Sub. Notes
6.875%	05/15/19			3,930	3,983,933
Nordea Hypotek AB (Sweden),
Covered Bonds, MTN
1.000%	04/08/22		SEK	18,100	2,083,662
Nykredit Realkredit A/S (Denmark),
Covered Bonds
2.000%	10/01/47		DKK	17,255	2,666,416
2.500%	10/01/47		DKK	7	1,141
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%, 144A
3.090%(c)	05/17/21			1,400	1,398,372
PNC Bank NA,
Sr. Unsec’d. Notes
2.950%	02/23/25			2,450	2,357,394
Realkredit Danmark A/S (Denmark),
Covered Bonds
2.000%	10/01/47		DKK	83,280	12,857,265
Covered Bonds, MTN
2.500%	07/01/47		DKK	79	12,604
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
3.200%	04/30/21			4,540	4,539,534
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%
2.910%(c)	04/30/21			1,680	1,665,915
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
7.500%(ff)	—	(rr)		300	297,000
8.625%(ff)	—	(rr)		200	207,000
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24			1,800	1,766,214
5.076%(ff)	01/27/30			2,800	2,699,944
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
4.372%(c)	06/25/24			3,200	3,057,156
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	GBP	200	255,542
Sr. Unsec’d. Notes
2.875%	10/16/20			2,000	1,965,108
2.875%	08/05/21			2,300	2,218,704
4.796%(ff)	11/15/24			2,700	2,680,942
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
2.375%	03/16/20			2,500	$2,472,698
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes, EMTN
3.080%	03/07/19		EUR	900	1,033,383
Stadshypotek AB (Sweden),
Covered Bonds
4.500%	09/21/22		SEK	62,000	8,037,352
Covered Bonds, MTN
1.500%	12/15/21		SEK	10,000	1,168,752
State Bank of India (India),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%
3.358%(c)	04/06/20			1,600	1,600,655
State Street Corp.,
Jr. Sub. Notes
5.250%(ff)	—	(rr)		1,280	1,256,000
Sumitomo Mitsui Banking Corp. (Japan),
Bank Gtd. Notes, 3 Month LIBOR + 0.350%
2.799%(c)	01/17/20			1,445	1,443,729
Gtd. Notes
2.450%	01/16/20			2,825	2,802,517
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.050%	03/06/19			1,000	998,264
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.510%, 144A
3.249%(c)	03/06/19			2,500	2,500,662
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
1.250%	06/15/22		SEK	141,000	16,366,624
2.000%	06/17/26		SEK	35,000	4,142,992
Swedbank Hypotek AB (Sweden),
Covered Bonds, MTN
1.000%	09/15/21		SEK	35,000	4,037,585
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.250%	03/15/21			1,400	1,381,048
2.500%	01/18/23	(a)		3,100	3,063,261
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.580% (Cap N/A, Floor 0.000%), 144A
3.347%(c)	06/08/20			5,100	5,097,205
Sr. Unsec’d. Notes, MTN, 144A
2.200%	06/08/20			2,200	2,164,248
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.650%	02/01/22			2,900	2,806,839
2.859%(ff)	08/15/23			1,620	1,558,093
3.491%	05/23/23			3,000	2,925,695
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, MTN, 144A
7.830%	12/04/23			6,300	6,584,634
Wells Fargo & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
3.757%(c)	10/31/23	(a)		1,600	1,595,051

					352,251,426

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (continued)
4.700%	02/01/36	1,340	$1,242,713
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21	440	432,694
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A
3.551%	05/25/21	860	858,697
Molson Coors Brewing Co.,
Gtd. Notes
2.100%	07/15/21	600	578,492

			3,112,596

Biotechnology — 0.0%
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22	950	932,694

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	300	289,838
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
4.500%	04/04/48	300	266,661
Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/20	1,100	1,090,930
4.000%	09/21/23	1,100	1,088,340
US Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	600	552,000

			3,287,769

Chemicals — 0.2%
Blue Cube Spinco, Inc.,
Gtd. Notes
9.750%	10/15/23	1,605	1,765,500
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44	1,230	996,300
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.625%	03/14/23	300	302,519
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.125%	11/15/21	1,480	1,506,040
Eastman Chemical Co.,
Sr. Unsec’d. Notes
2.700%	01/15/20	860	853,661
3.800%	03/15/25	858	827,371
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	2,270	2,429,374
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35	175	159,316
5.250%	01/15/45	1,220	1,222,867
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22	1,800	1,742,328

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	525	$523,892
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	08/01/25	425	405,602
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20	400	397,102
3.933%	04/23/21	600	591,802

			13,723,674

Commercial Services — 0.2%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN
2.091%	09/14/21	700	677,136
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.540%
3.122%(c)	08/04/20	5,200	5,187,259
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.250%	01/12/20	740	735,196
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.350%	10/15/19	1,500	1,489,857
3.300%	12/01/26	2,670	2,509,487
4.500%	02/15/45	625	587,987
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22	1,450	1,384,750
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28	875	767,813
5.500%	05/15/27	975	904,313
5.875%	09/15/26	225	212,063

			14,455,861

Computers — 0.1%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19	1,255	1,251,291
4.420%	06/15/21	5,750	5,740,514
NetApp, Inc.,
Sr. Unsec’d. Notes
3.250%	12/15/22	1,000	976,617

			7,968,422

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.750%	05/15/19	1,550	1,549,883
4.625%	10/30/20	1,600	1,611,165
Ally Financial, Inc.,
Gtd. Notes
8.000%	03/15/20	200	207,000
Sr. Unsec’d. Notes
4.125%	03/30/20	300	296,625
4.250%	04/15/21	200	196,282
BOC Aviation Ltd. (Singapore),

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Sr. Unsec’d. Notes, MTN, 144A
2.750%	09/18/22		1,600	$1,539,453
3.500%	09/18/27		500	468,484
BRFkredit A/S (Denmark),
Covered Bonds
2.000%	10/01/47	DKK	5,585	863,598
2.500%	10/01/47	DKK	8	1,275
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24		842	874,365
Doric Nimrod Air Finance Alpha Ltd. 2013-1 Class A Pass Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.250%	05/30/25		1,155	1,146,344
Emerald Bay SA (Luxembourg),
Pass-Through Certificates, 144A
10.459%(s)	10/08/20	EUR	2,285	2,454,413
ICBCIL Finance Co. Ltd. (Hong Kong),
Sr. Unsec’d. Notes
2.125%	09/29/19		2,100	2,079,525
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	04/01/19		100	100,408
6.250%	05/15/19		1,600	1,614,154
8.250%	12/15/20		2,300	2,474,302
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(d)
2.851%	12/23/24		400	7,600
2.907%	11/16/24		200	3,800
5.625%	01/24/13		1,700	32,300
Lincoln Finance Ltd. (Netherlands),
Sr. Sec’d. Notes
6.875%	04/15/21	EUR	400	467,466
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.375%
3.178%(c)	06/30/21		400	396,928
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		950	926,250
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	03/25/21		100	95,750
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19		1,172	1,167,605
8.000%	03/25/20		900	914,490
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
2.000%	10/01/47	DKK	58,836	9,093,397
2.500%	10/01/47	DKK	2	325
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24		400	387,585
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20		2,980	2,929,378

				33,900,150

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.6%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
2.150%	11/13/20		500	$490,027
Calpine Corp.,
Sr. Unsec’d. Notes
5.500%	02/01/24		1,300	1,189,500
5.750%	01/15/25	(a)	1,300	1,189,500
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45		475	437,199
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46		1,020	933,871
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
3.222%(c)	06/25/21		300	297,044
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21		2,310	2,323,341
Sr. Unsec’d. Notes
2.850%	08/15/26		405	373,200
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		1,385	1,259,152
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%, 144A
3.114%(c)	05/14/21		5,100	5,075,741
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
2.350%	10/13/20		200	197,138
Emera US Finance LP (Canada),
Gtd. Notes
3.550%	06/15/26		785	744,404
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26		245	228,033
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28		1,250	1,071,600
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20		3,850	3,929,358
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20		1,700	1,717,965
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN, 144A
6.350%	08/10/28		500	481,051
Eversource Energy,
Sr. Unsec’d. Notes
3.150%	01/15/25		780	753,614
Exelon Corp.,
Sr. Unsec’d. Notes
2.850%	06/15/20		500	496,038
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20		795	791,173
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, GMTN, 144A
4.250%	08/14/28		600	569,951
Jersey Central Power & Light Co.,

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (continued)
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		700	$728,791
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.750%	07/25/23		400	403,693
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.500%	06/01/21		800	813,950
Gtd. Notes, 3 Month LIBOR + 0.315%
3.053%(c)	09/03/19		3,340	3,336,247
Gtd. Notes, 3 Month LIBOR + 0.400%
3.107%(c)	08/21/20		4,100	4,094,969
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20		250	262,664
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.300%	03/15/27		1,945	1,601,141
PECO Energy Co.,
First Ref. Mortgage
4.800%	10/15/43		910	967,555
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21		865	850,735
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20		945	931,727
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
3.238%(c)	03/15/21		2,400	2,351,106
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21		1,900	1,845,141
Southern Power Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%, 144A
3.342%(c)	12/20/20		2,000	1,975,329
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47		1,335	1,223,534
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A
2.125%	05/18/21		215	208,560
Vistra Energy Corp.,
Gtd. Notes
7.625%	11/01/24		1,000	1,055,000
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26		1,200	1,155,000

				48,354,042

Electronics — 0.0%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,425	1,339,500

Entertainment — 0.0%
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A
4.250%	02/28/47	GBP	225	274,091
4.875%	02/28/47	GBP	125	148,926

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (continued)
				$423,017

Foods — 0.2%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		500	437,500
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.300%	03/15/21	(a)	1,600	1,591,683
3.650%	03/15/23	(a)	3,100	3,024,171
4.250%	04/15/21		200	202,994
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.077%	11/02/21		1,700	1,642,294
General Mills, Inc.,
Sr. Unsec’d. Notes
4.000%	04/17/25		100	98,414
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%
2.976%(c)	04/16/21		200	196,898
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		2,050	1,957,750
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		1,285	1,146,327
5.375%	02/10/20		900	920,566
Kroger Co. (The),
Sr. Unsec’d. Notes, GMTN
1.500%	09/30/19		200	197,227
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21		1,200	1,149,761
Tyson Foods, Inc.,
Gtd. Notes
5.150%	08/15/44		190	185,391

				12,750,976

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
3.600%	03/01/25		1,820	1,815,731

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24		700	661,500
5.875%	08/20/26		700	638,750
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
3.550%	04/01/23		400	400,215
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.388%(c)	06/15/21		3,400	3,390,527
Southern California Gas Co.,
First Mortgage
4.300%	01/15/49		2,150	2,199,379
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		350	332,094

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (continued)
					$7,622,465

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21			2,600	2,577,413
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19			1,100	1,089,540
Boston Scientific Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/20			2,500	2,563,161
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27		EUR	430	506,591
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	04/01/20			3,300	3,268,508
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
3.554%(c)	03/19/21			200	198,127

					10,203,340

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24			1,000	966,856
6.750%	12/15/37			1,410	1,703,668
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.750%	12/15/24		EUR	665	762,769
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22			1,479	672,945
Sec’d. Notes, 144A
8.125%	06/30/24	(a)		165	120,450
Cigna Holding Co.,
Gtd. Notes
3.250%	04/15/25			2,400	2,280,848
HCA Healthcare, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21			2,500	2,556,250
HCA, Inc.,
Gtd. Notes
5.875%	02/15/26			375	373,125
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.625%	02/01/20			270	268,124
3.200%	02/01/22			1,225	1,215,728
4.625%	11/15/20			550	561,473
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45			350	340,312
4.763%	08/01/2116			675	666,498
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.500%	03/30/20			1,040	1,030,508
3.450%	06/01/26			285	273,546
3.500%	03/30/25			1,650	1,609,014
Select Medical Corp.,
Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
6.375%	06/01/21			1,000		$997,500
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25	(a)		675		629,438

						17,029,052

Holding Companies-Diversified — 0.1%
Co-operative Group Holdings Ltd. (United Kingdom),
Gtd. Notes
6.875%	07/08/20		GBP	1,500		1,987,917
7.500%	07/08/26		GBP	1,600		2,249,414

						4,237,331

Home Builders — 0.1%
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20			1,500		1,498,125
M/I Homes, Inc.,
Gtd. Notes
6.750%	01/15/21			2,200		2,189,000
PulteGroup, Inc.,
Gtd. Notes
5.500%	03/01/26			1,500		1,443,750
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			2,000		1,980,000

						7,110,875

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)		650		593,125

Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.560%, 144A
3.384%(c)	06/24/22			900		884,297
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	1,250		1,348,019

						2,232,316

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26			145		141,711

Insurance — 0.2%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28			700		700,495
Ambac Assurance Corp.,
Sub. Notes, 144A
5.100%	06/07/20			—	(r)	108
Ambac LSNI LLC (Cayman Islands),
Sr. Sec’d. Notes, 3 Month LIBOR + 5.000%(Cap N/A, Floor 6.000%), 144A
7.803%(c)	02/12/23			—	(r)	353
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26			4,855		4,670,839

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (continued)
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43			660	$691,294
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28		EUR	1,100	1,252,210
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	700	802,626
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44			1,780	1,728,458
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23			3,360	3,339,731
Meiji Yasuda Life Insurance Co. (Japan),
Sub. Notes, 144A
5.100%(ff)	04/26/48			400	395,000
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40			255	310,034
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44			1,530	1,586,488

					15,477,636

Internet — 0.0%
eBay, Inc.,
Sr. Unsec’d. Notes
2.875%	08/01/21			1,000	986,048
Netflix, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/27		EUR	525	581,970
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, MTN
3.595%	01/19/28	(a)		300	281,869

					1,849,887

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26			268	289,440

Lodging — 0.1%
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23			2,525	2,537,625
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
4.600%	08/08/23			200	198,676
5.125%	08/08/25			900	891,225
5.400%	08/08/28			1,100	1,061,561

					4,689,087

Machinery-Construction & Mining — 0.0%
Komatsu Finance America, Inc. (Japan),
Gtd. Notes
2.118%	09/11/20			300	293,728

Machinery-Diversified — 0.0%
CNH Industrial Capital LLC,

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Machinery-Diversified (continued)
Gtd. Notes
3.375%	07/15/19			400	$397,000
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.290%
3.114%(c)	06/22/20			2,400	2,400,735

					2,797,735

Media — 0.6%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			1,500	1,376,250
Altice SA (Luxembourg),
Gtd. Notes
7.250%	05/15/22		EUR	1,500	1,596,260
Gtd. Notes, 144A
7.750%	05/15/22	(a)		5,100	4,641,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23			2,425	2,358,313
5.875%	04/01/24			800	796,000
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20			4,050	4,045,634
4.464%	07/23/22			7,700	7,773,963
5.375%	05/01/47			300	271,851
6.384%	10/23/35			790	810,893
6.484%	10/23/45			955	981,681
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25			1,400	1,416,572
4.150%	10/15/28			1,820	1,848,087
4.250%	10/15/30			620	627,011
Gtd. Notes, 3 Month LIBOR + 0.330%
3.127%(c)	10/01/20			1,300	1,294,003
Gtd. Notes, 3 Month LIBOR + 0.630%
3.038%(c)	04/15/24			1,400	1,367,890
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			2,700	2,597,410
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
7.500%	04/01/28			1,025	1,022,438
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37			744	690,115
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19			400	408,120
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21			600	596,354
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW
GmbH (Germany),
Sr. Sec’d. Notes
4.000%	01/15/25		EUR	1,000	1,180,353
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(a)		925	811,688

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.000%	04/15/27		GBP	1,100	$1,324,649
Warner Media LLC,
Gtd. Notes
2.950%	07/15/26			2,100	1,877,472

					41,714,007

Mining — 0.2%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43			370	388,627
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
4.500%	09/16/25			10,000	10,126,793
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.230%	11/15/21			400	405,225
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40			500	552,104

					11,472,749

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
0.375%	05/17/22		EUR	600	647,352
Sr. Unsec’d. Notes, GMTN
3.450%	05/15/24			300	281,797
5.500%	01/08/20			1,500	1,517,670
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
3.550%	11/01/24	(a)		1,410	1,396,890
Textron, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%
3.168%(c)	11/10/20			1,290	1,278,891

					5,122,600

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21			3,605	3,499,265
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.500%	09/01/23		AUD	600	381,844
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	08/10/23		AUD	2,900	1,843,771

					5,724,880

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23			1,200	1,179,000
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	09/01/20			1,148	1,102,222

					2,281,222

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 0.6%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		1,200	$1,419,056
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		900	774,951
CNPC General Capital Ltd. (China),
Gtd. Notes
2.750%	05/14/19		1,300	1,298,375
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		170	161,301
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28	(a)	500	470,381
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		500	474,101
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45		1,950	1,841,229
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22		770	776,154
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,530	1,597,703
Helmerich & Payne, Inc.,
Gtd. Notes, 144A
4.650%	03/15/25		1,610	1,641,644
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.875%	04/19/22		1,335	1,312,492
4.750%	04/19/27		200	194,492
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		1,275	1,421,447
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43		750	665,723
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.350%	12/01/21		1,323	1,270,421
Sr. Sec’d. Notes, Cash coupon 7.350% or PIK N/A, 144A
7.350%	12/01/26		2,810	1,577,337
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.720%	12/01/22		400	371,838
Sr. Sec’d. Notes, Cash coupon 7.720% or PIK N/A, 144A
7.720%	12/01/26		1,489	387,185
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		3,149	3,007,295
5.750%	02/01/29		650	601,250
5.999%	01/27/28		4,945	4,655,767
6.125%	01/17/22	(a)	487	499,784
7.375%	01/17/27		2,665	2,738,288
8.375%	05/23/21		629	682,780
Petroleos Mexicanos (Mexico),
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
4.750%	02/26/29		EUR	800	$837,773
5.375%	03/13/22			375	367,313
5.500%	01/21/21			1,310	1,304,721
6.375%	01/23/45			773	622,265
6.500%	03/13/27			6,480	6,091,200
Gtd. Notes, EMTN
2.750%	04/21/27		EUR	300	284,474
4.875%	02/21/28		EUR	500	542,800
Gtd. Notes, MTN
6.750%	09/21/47			370	305,949
6.875%	08/04/26			650	631,800
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes
9.250%	07/06/24			1,106	1,178,832
Sr. Sec’d. Notes, 144A
9.250%	07/06/24			2,471	2,635,035
9.750%	01/06/27			1,853	2,026,253
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21			340	335,750

					47,005,159

Oil & Gas Services — 0.0%
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
1.000%(s)	—	(rr)		1,696	17,467

Packaging & Containers — 0.0%
WestRock Co.,
Gtd. Notes, 144A
3.750%	03/15/25			500	490,622

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25			1,400	1,342,859
4.500%	05/14/35			1,625	1,503,299
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35			2,115	2,006,284
Allergan Sales LLC,
Gtd. Notes, 144A
4.875%	02/15/21			1,500	1,536,416
5.000%	12/15/21			1,500	1,543,349
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25			470	448,866
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
2.750%	07/15/21			1,000	973,973
4.250%	12/15/25			500	486,630
4.375%	12/15/28			900	859,277
Gtd. Notes, 3 Month LIBOR + 0.630%, 144A
3.452%(c)	06/25/21			500	493,340
Gtd. Notes, 3 Month LIBOR + 1.010%, 144A
3.798%(c)	12/15/23			700	670,016
Cigna Corp.,
Gtd. Notes, 144A
4.375%	10/15/28			680	683,795
CVS Health Corp.,

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Sr. Unsec’d. Notes
2.125%	06/01/21		800	$771,892
2.750%	12/01/22		1,740	1,674,587
3.350%	03/09/21		300	299,143
3.700%	03/09/23		700	692,507
4.100%	03/25/25		1,000	990,022
4.300%	03/25/28		1,100	1,075,370
4.780%	03/25/38		400	383,303
5.050%	03/25/48		410	398,770
5.125%	07/20/45		380	369,895
5.300%	12/05/43		500	505,176
Express Scripts Holding Co.,
Gtd. Notes
4.500%	02/25/26		3,540	3,587,909
Mylan NV,
Gtd. Notes
3.150%	06/15/21		500	488,982
Mylan, Inc.,
Gtd. Notes, 144A
3.125%	01/15/23		600	562,638
5.200%	04/15/48		830	684,373
Nidda Healthcare Holding GmbH (Germany),
Sr. Sec’d. Notes, 144A
3.500%	09/30/24	EUR	400	430,069
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19		2,500	2,464,965
3.200%	09/23/26		3,545	3,207,948
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
1.125%	11/21/22	EUR	900	1,037,804
Teva Pharmaceutical Finance Netherlands II BV (Israel),
Gtd. Notes
3.250%	04/15/22	EUR	500	574,361

				32,747,818

Pipelines — 0.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.500%	10/15/19		100	100,842
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26		1,555	1,515,305
DCP Midstream Operating LP,
Gtd. Notes, 144A
5.350%	03/15/20		686	688,573
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
2.814%(c)	01/10/20		1,300	1,295,712
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.488%(c)	06/15/20		1,700	1,694,120
Energy Transfer Operating LP,
Gtd. Notes
4.150%	10/01/20		300	301,811
5.300%	04/15/47		270	237,972
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.750%	09/01/20		100	102,629

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46		2,020	$1,956,526
EQT Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26		2,600	2,360,202
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		816	815,105
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/20		200	205,900
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23		900	874,234
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25		1,875	1,770,348
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28		400	374,900
5.200%	03/01/47		105	96,652
5.500%	02/15/49		1,055	1,026,213
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		50	48,625
4.875%	08/15/27		200	188,500
ONEOK, Inc.,
Gtd. Notes
4.550%	07/15/28		300	296,101
4.950%	07/13/47		770	711,326
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27		3,800	3,812,691
Spectra Energy Partners LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.451%(c)	06/05/20		100	99,381
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.950%	12/01/25		900	938,388
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		95	81,977
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25		675	651,754
4.300%	03/04/24		2,275	2,267,070
4.850%	03/01/48		200	181,481
4.900%	01/15/45		287	260,214

				24,954,552

Real Estate — 0.1%
Kennedy Wilson Europe Real Estate Ltd. (United Kingdom),
Sr. Unsec’d. Notes
3.950%	06/30/22	GBP	1,600	2,023,840
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22		3,000	2,978,251

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (continued)
Unique Pub Finance Co. PLC (The) (United Kingdom),
Sr. Sec’d. Notes
6.542%	03/30/21	GBP	563	$744,345
WEA Finance LLC (France),
Gtd. Notes, 144A
3.150%	04/05/22		2,100	2,068,348

				7,814,784

Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
1.950%	05/22/26	EUR	200	229,063
5.900%	11/01/21		300	317,003
Camden Property Trust,
Sr. Unsec’d. Notes
4.625%	06/15/21		1,700	1,741,803
Equinix, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/24	EUR	700	798,617
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		700	695,044
5.300%	01/15/29		1,900	1,858,257
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.875%	03/01/27		1,900	1,843,274
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		200	193,249
Mid-America Apartments LP,
Sr. Unsec’d. Notes
3.600%	06/01/27		3,200	3,088,070
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		1,550	1,417,281
Regency Centers LP,
Gtd. Notes
4.800%	04/15/21		1,750	1,789,231
Unibail-Rodamco SE (France),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.770%
3.206%(c)	04/16/19		1,500	1,501,679
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24		2,750	2,723,212
WPC Eurobond BV,
Gtd. Notes
2.250%	04/09/26	EUR	2,500	2,827,358

				21,023,141

Retail — 0.1%
AutoNation, Inc.,
Gtd. Notes
3.350%	01/15/21		800	793,865
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		925	869,500
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.149%(c)	04/17/20		825	819,738

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (continued)
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)		3,000	$2,943,750
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%
2.939%(c)	10/28/21			2,400	2,383,381
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)		550	397,375
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19			500	498,860
5.125%	07/02/22			300	303,169

					9,009,638

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Jr. Sub. Notes, EMTN
6.875%(ff)	—	(rr)	GBP	500	641,124
Sr. Unsec’d. Notes, 144A
3.766%(ff)	03/08/24			3,500	3,368,518

					4,009,642

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27			1,690	1,516,107
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19			2,500	2,496,572
4.125%	11/01/21			600	609,676

					4,622,355

Software — 0.1%
IQVIA, Inc.,
Gtd. Notes, 144A
3.500%	10/15/24		EUR	1,150	1,325,203
Microsoft Corp.,
Sr. Unsec’d. Notes
3.950%	08/08/56			1,535	1,497,661
4.450%	11/03/45			143	151,672
4.500%	02/06/57			620	660,587
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27			100	88,702

					3,723,825

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.800%	09/05/26		EUR	1,000	1,136,642
3.150%	09/04/36		EUR	1,000	1,091,784
3.400%	05/15/25			4,230	3,983,192
5.150%	02/15/50			500	463,205
5.250%	03/01/37			125	122,778
5.300%	08/15/58			200	185,324
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
3.488%(c)	06/01/21			6,100	6,060,985
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
3.386%(c)	07/15/21			1,700	1,694,394

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (continued)
BellSouth LLC,
Gtd. Notes, 144A
4.333%	04/26/21			4,700	$4,714,758
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42			400	393,348
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
2.820%	01/19/22			300	293,249
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23	(a)		900	712,125
SK Telecom Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.750%	04/16/23			300	300,693
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28			1,000	945,000
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20			1,900	1,945,220
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23			1,375	1,357,813
4.738%	09/20/29			500	490,625
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, EMTN
6.375%	06/24/19		GBP	800	1,036,515
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.134%	04/27/20			400	408,255
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26			1,600	1,632,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21			100	99,498
4.500%	08/10/33			950	937,731
4.522%	09/15/48			1,925	1,804,215
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
3.716%(c)	05/15/25			5,000	4,848,144
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
2.625%	01/20/23		EUR	650	671,381
3.125%	01/20/25		EUR	1,375	1,400,793

					38,729,667

Transportation — 0.1%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes, 144A
5.875%	07/05/34			7,600	7,562,076
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	05/11/20			100	98,822
2.650%	03/02/20			200	198,159

					7,859,057

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.050%	01/09/20	2,490	$2,479,378
3.950%	03/10/25	2,800	2,742,945
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22	500	485,052

			5,707,375

TOTAL CORPORATE BONDS (cost $958,170,380)			933,310,544

MUNICIPAL BONDS — 0.3%
California — 0.1%
San Diego County Regional Airport Authority,
Revenue Bonds, BABs
6.628%	07/01/40	1,100	1,158,410
State of California,
General Obligation Unlimited, BABs
7.600%	11/01/40	3,000	4,368,630
7.625%	03/01/40	200	284,758

			5,811,798

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.655%	04/01/57	1,796	1,971,218

Illinois — 0.1%
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	600	766,494
State of Illinois,
General Obligation Unlimited
5.000%	11/01/22	2,440	2,573,517

			3,340,011

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.687%	11/15/40	1,500	1,934,070
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42	435	564,391
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	4,000	4,069,640

			6,568,101

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
8.084%	02/15/50	1,500	2,383,755

Virginia — 0.0%
University of Virginia,
Revenue Bonds
4.179%	09/01/2117	400	389,380

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
West Virginia — 0.0%
Tobacco Settlement Finance Authority,
Revenue Bonds
10.067%(s)	06/01/47	5,100	$284,580

TOTAL MUNICIPAL BONDS (cost $20,663,145)			20,748,843

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.0%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
4.156%(cc)	09/25/35	89	82,804
Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	8	7,049
Series 2005-56, Class 2A2, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 2.040%
3.463%(c)	11/25/35	12	11,056
Series 2005-56, Class 2A3, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500%
2.923%(c)	11/25/35	12	10,675
Series 2005-62, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%
3.157%(c)	12/25/35	189	165,376
Series 2005-76, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%
3.157%(c)	02/25/36	13	12,275
Series 2005-81, Class A1, 1 Month LIBOR +
0.280% 2.786%(c)	02/25/37	1,244	1,119,725
Series 2005-82, Class A1, 1 Month LIBOR + 0.270%
2.776%(c)	02/25/36	2,948	2,660,447
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540%
3.046%(c)	08/25/35	1,722	1,148,449
Series 2006-2CB, Class A14
5.500%	03/25/36	28	20,247
Series 2006-40T1, Class 2A1
6.000%	12/25/36	1,126	592,092
Series 2006-OA2, Class A5, 1 Month LIBOR + 0.230%
2.700%(c)	05/20/46	1,450	1,166,137
Series 2006-OA11, Class A1B, 1 Month LIBOR + 0.190%
2.696%(c)	09/25/46	62	56,976
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180%
2.650%(c)	02/20/47	1,861	1,499,847
Series 2006-OA22, Class A1, 1 Month LIBOR + 0.160%
2.666%(c)	02/25/47	107	101,249
Series 2007-16CB, Class 5A1
6.250%	08/25/37	26	21,621
American Home Mortgage Assets Trust,
Series 2007-1, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700%
2.857%(c)	02/25/47	1,650	1,001,995
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 1 Month LIBOR + 0.190%, 144A
2.696%(c)	03/27/36	2,201	2,160,758
Series 2015-R3, Class 2A1, 1 Month LIBOR + 0.130%, 144A
2.636%(c)	02/27/37	2,405	2,335,736

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-R3, Class 6A1, 1 Month LIBOR + 0.170%, 144A
2.676%(c)	05/27/36		1,848	$1,821,578
Banc of America Funding Trust,
Series 2006-8T2, Class A10
5.753%	10/25/36		21	18,715
Series 2006-J, Class 4A1
4.447%(cc)	01/20/47		667	631,783
Series 2015-R2, Class 5A1, 1 Month LIBOR + 0.165%, 144A
2.671%(c)	09/29/36		2,359	2,303,720
Series 2015-R4, Class 4A1, 144A
3.500%(cc)	01/27/30		687	679,935
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
4.368%(cc)	06/25/35		28	26,024
Series 2005-H, Class 2A1
4.363%(cc)	09/25/35		15	13,991
Series 2005-H, Class 2A5
4.363%(cc)	09/25/35		173	166,877
Bancaja 8 Fondo de Titulizacion de Activos (Spain),
Series 8, Class A, 3 Month EURIBOR + 0.110%
0.000%(c)	10/25/37	EUR	270	305,167
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
36.840%(cc)	04/26/37		10	3,176
Series 2011-RR4, Class 8A2, 144A
10.916%(cc)	02/26/36		907	413,032
Series 2011-RR5, Class 5A1, 144A
5.250%(cc)	08/26/37		143	145,265
Series 2011-RR5, Class 12A2, 144A
4.931%(cc)	03/26/37		854	875,337
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
4.157%(cc)	08/25/33		5	5,355
Series 2003-9, Class 2A1
4.368%(cc)	02/25/34		48	48,412
Series 2004-2, Class 22A
4.272%(cc)	05/25/34		8	8,160
Series 2004-10, Class 13A1
4.343%(cc)	01/25/35		55	54,484
Series 2004-10, Class 22A1
4.427%(cc)	01/25/35		29	27,683
Series 2005-1, Class 2A1
3.903%(cc)	03/25/35		23	21,859
Series 2005-4, Class 3A1
4.172%(cc)	08/25/35		293	268,956
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
4.209%(cc)	09/25/35		137	112,517
Series 2005-9, Class 24A1
4.144%(cc)	11/25/35		81	70,098
Series 2005-10, Class 24A1
3.975%(cc)	01/25/36		132	131,680
Series 2006-2, Class 23A1
4.018%(cc)	03/25/36		150	125,921
Series 2006-4, Class 21A1
3.918%(cc)	08/25/36		139	121,190

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-5, Class 2A2
3.867%(cc)	08/25/36	207	$135,317
Series 2006-6, Class 32A1
3.939%(cc)	11/25/36	315	258,330
Series 2006-8, Class 3A1, 1 Month LIBOR + 0.160%
2.666%(c)	02/25/34	56	55,829
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1, 1 Month LIBOR + 0.160%
2.666%(c)	12/25/46	2,193	2,067,523
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6, Class 1A1
4.348%(cc)	01/26/36	795	715,398
Series 2007-R6, Class 2A1
5.425%(cc)	12/26/46	526	488,931
Bellemeade Re Ltd. (Bermuda),
Series 2018-2A, Class M1A, 1 Month LIBOR + 0.950%, 144A
3.456%(c)	08/25/28	900	897,722
Series 2018-2A, Class M1B, 1 Month LIBOR + 1.350%, 144A
3.856%(c)	08/25/28	300	298,581
Series 2018-2A, Class M1C, 1 Month LIBOR + 1.600%, 144A
4.106%(c)	08/25/28	300	295,270
Series 2018-3A, Class M1A, 1 Month LIBOR + 1.200%, 144A
3.706%(c)	10/25/27	300	299,916
Series 2018-3A, Class M1B, 1 Month LIBOR + 1.850%, 144A
4.356%(c)	10/25/27	450	449,284
Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A
4.206%(c)	10/25/27	504	505,984
Central Park Funding Trust,
Series 2018-1, Class A, 1 Month LIBOR + 1.500%, 144A^
3.780%(c)	11/01/23	4,900	4,900,000
Chase Mortgage Finance Trust,
Series 2007-A2, Class 7A1
3.614%(cc)	07/25/37	119	105,395
CIM Trust,
Series 2017-2, Class A1, 1 Month LIBOR + 2.000%, 144A
4.349%(c)	12/25/57	1,283	1,289,987
Series 2017-3, Class A1, 1 Month LIBOR + 2.000%, 144A
4.349%(c)	01/25/57	599	607,887
Series 2017-6, Class A1, 144A
3.015%(cc)	06/25/57	1,341	1,294,272
Series 2017-8, Class A1, 144A
3.000%(cc)	12/25/65	2,587	2,545,015
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
3.889%(cc)	03/25/34	28	27,609
Series 2005-10, Class 1A2A
4.179%(cc)	12/25/35	43	31,365
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%
4.820%(c)	10/25/35	503	507,791
Series 2011-12, Class 3A2, 144A
4.058%(cc)	09/25/47	555	521,673

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.910%(cc)	08/25/34		47	$44,117
Series 2004-12, Class 12A1
4.136%(cc)	08/25/34		93	90,101
Series 2004-22, Class A3
4.291%(cc)	11/25/34		639	633,689
Series 2004-HYB5, Class 2A1
4.306%(cc)	04/20/35		20	20,262
Series 2005-2, Class 1A1, 1 Month LIBOR + 0.640%
3.146%(c)	03/25/35		419	373,952
Series 2005-9, Class 1A1, 1 Month LIBOR + 0.600%
3.106%(c)	05/25/35		514	469,572
Series 2005-HYB6, Class 5A1
3.943%(cc)	10/20/35		81	71,370
Series 2005-HYB9, Class 5A1, 12 Month LIBOR + 1.750%
4.667%(c)	02/20/36		217	195,598
Series 2007-17, Class 2A1
6.500%	10/25/37		2,008	1,408,561
Series 2007-18, Class 1A1
6.000%	11/25/37		157	131,990
CSFB Mortgage-Backed Trust,
Series 2004-AR6, Class 9A2, 1 Month LIBOR + 0.740%
3.246%(c)	10/25/34		27	26,702
CSMC Mortgage-Backed Trust,
Series 2007-3, Class 1A6A
5.579%(cc)	04/25/37		201	93,707
CSMC Trust,
Series 2010-18R, Class 4A4, 144A
3.500%(cc)	04/26/38		970	963,023
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18		12	11,723
Series 2007-AR2, Class A1, 1 Month LIBOR + 0.150%
2.656%(c)	03/25/37		1,220	1,108,028
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust,
Series 2006-AB4, Class A1B1, 1 Month LIBOR + 0.100%
2.606%(c)	10/25/36		7	5,230
Series 2006-AB4, Class A6A2
5.886%	10/25/36		52	47,623
Eagle Re Ltd. (Bermuda),
Series 2018-1, Class M1, 1 Month LIBOR + 1.700%, 144A
3.980%(c)	11/25/28		1,500	1,497,921
EuroMASTR PLC (United Kingdom),
Series 2007-1V, Class A2, 3 Month GBP LIBOR + 0.200%
1.106%(c)	06/15/40	GBP	921	1,100,655
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3C, 3 Month GBP LIBOR + 0.160%
1.067%(c)	12/10/44	GBP	806	1,011,784
Series 2007-3X, Class A3A, 3 Month GBP LIBOR + 0.950%
1.850%(c)	06/13/45	GBP	528	662,665
Series 2007-3X, Class A3C, 3 Month GBP LIBOR + 0.950%
1.850%(c)	06/13/45	GBP	176	219,833

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29		479	$480,827
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35		73	76,423
Series 2006-118, Class A2, 1 Month LIBOR + 0.060%
2.375%(c)	12/25/36		44	43,119
Series 2015-87, Class BF, 1 Month LIBOR + 0.300%
2.806%(c)	12/25/45		1,745	1,744,555
F-E Mortgages Srl (Italy),
Series 1, Class A1, 3 Month EURIBOR + 0.330%
0.019%(c)	12/15/43	EUR	398	455,975
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA1, Class 1A1
3.958%(cc)	03/25/35		370	300,834
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR1, Class 1A1
4.010%(cc)	05/25/37		280	223,969
Freddie Mac Reference REMIC,
Series R006, Class ZA
6.000%	04/15/36		101	112,766
Freddie Mac REMICS,
Series 4779, Class WF, 1 Month LIBOR + 0.350%
2.649%(c)	07/15/44		1,161	1,156,953
Series 2906, Class GZ
5.000%	09/15/34		319	342,706
Series 3172, Class FK, 1 Month LIBOR + 0.450%
2.905%(c)	08/15/33		22	21,715
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450%
2.905%(c)	09/15/42		678	678,847
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%
7.056%(c)	10/25/24		244	266,773
Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%
5.806%(c)	10/25/27		3,190	3,460,323
Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	11/25/28		589	598,250
Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%
3.856%(c)	03/25/29		740	743,694
Government National Mortgage Assoc.,
Series 2014-H01, Class FD, 1 Month LIBOR + 0.650%
2.964%(c)	01/20/64		1,362	1,371,002
Series 2014-H14, Class DF, 1 Month LIBOR + 0.500%
2.814%(c)	07/20/64		2,434	2,440,529
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680%
2.994%(c)	08/20/61		340	340,782
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000%
3.314%(c)	01/20/66		2,281	2,328,495
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750%
3.247%(c)	04/20/67		6,927	7,105,662
GreenPoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
4.852%(cc)	10/25/33		190	189,085
GreenPoint MTA Trust,
Series 2005-AR3, Class 1A1, 1 Month LIBOR + 0.240%
2.746%(c)	08/25/45		1,663	1,549,328

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 1 Month LIBOR + 0.140%, 144A
2.646%(c)	01/26/37	1,284	$1,266,301
Series 2015-3R, Class 1A2, 1 Month LIBOR + 0.140%, 144A
2.646%(c)	01/26/37	1,300	1,242,798
GSR Mortgage Loan Trust,
Series 2003-1, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%
3.830%(c)	03/25/33	5	4,727
Series 2005-AR1, Class 1A1
4.807%(cc)	01/25/35	10	10,072
Series 2005-AR2, Class 2A1
3.941%(cc)	04/25/35	124	124,525
Series 2005-AR3, Class 6A1
3.903%(cc)	05/25/35	206	199,176
Series 2006-AR1, Class 2A1
4.354%(cc)	01/25/36	87	86,531
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
4.265%(cc)	04/19/34	53	52,855
Series 2005-2, Class 2A1A, 1 Month LIBOR + 0.440%
2.910%(c)	05/19/35	434	418,630
Series 2005-4, Class 3A1
4.065%(cc)	07/19/35	26	24,634
Series 2005-9, Class 2A1A, 1 Month LIBOR + 0.340%
2.810%(c)	06/20/35	1,581	1,553,894
Series 2005-9, Class B1, 1 Month LIBOR + 0.600%
3.070%(c)	06/20/35	976	968,913
Series 2005-10, Class 2A1A, 1 Month LIBOR + 0.310%
2.780%(c)	11/19/35	474	446,290
Series 2006-5, Class 2A1A, 1 Month LIBOR + 0.180%
2.650%(c)	07/19/46	80	61,111
Home Re Ltd. (Bermuda),
Series 2018-1, Class M1, 1 Month LIBOR + 1.600%, 144A
4.106%(c)	10/25/28	220	220,268
HomeBanc Mortgage Trust,
Series 2005-4, Class A2, 1 Month LIBOR + 0.330%
2.836%(c)	10/25/35	103	102,812
Impac Secured Assets Trust,
Series 2007-1, Class A2, 1 Month LIBOR + 0.160%
2.666%(c)	03/25/37	1,453	1,324,623
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
4.460%(cc)	11/25/35	22	21,319
Series 2007-AR1, Class 1A2
3.778%(cc)	03/25/37	770	740,753
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR19, Class 5A2
3.939%(cc)	08/25/36	328	301,900
Series 2004-AR10, Class 1A1, 1 Month LIBOR + 0.840%
3.346%(c)	05/25/34	544	505,339
Series 2005-AR12, Class 2A1A, 1 Month LIBOR + 0.480%
2.986%(c)	07/25/35	52	50,522
Series 2005-AR18, Class 2A1A, 1 Month LIBOR + 0.310%
2.816%(c)	10/25/36	1,235	943,321
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190%

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.696%(c)	09/25/46		224	$198,933
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
4.115%(cc)	11/25/33		5	5,284
Series 2005-A2, Class 7CB1
4.187%(cc)	04/25/35		39	39,032
Series 2005-A6, Class 2A1
4.604%(cc)	08/25/35		22	22,169
Series 2005-ALT1, Class 3A1
4.107%(cc)	10/25/35		65	56,976
Series 2006-A1, Class 3A2
3.968%(cc)	02/25/36		26	21,292
Series 2006-A7, Class 2A2
4.216%(cc)	01/25/37		925	881,609
Series 2007-A1, Class 1A1
4.452%(cc)	07/25/35		20	20,707
Series 2007-S3, Class 1A90
7.000%	08/25/37		212	176,145
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-1X, Class A3C, 3 Month LIBOR + 0.170%
2.948%(c)	06/14/40		2,679	2,574,275
Lehman XS Trust,
Series 2006-GP4, Class 1A1, 1 Month LIBOR + 0.205%
2.711%(c)	08/25/46		1,097	1,075,944
Series 2007-4N, Class 1A2A, 1 Month LIBOR + 0.160%
2.666%(c)	03/25/47		1,067	1,045,767
Series 2007-12N, Class 2A1, 1 Month LIBOR + 0.180%
2.686%(c)	07/25/37		1,456	1,282,071
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2017-5, Class A, 1 Month LIBOR + 2.000%, 144A
4.349%(c)	05/01/22		1,136	1,132,133
Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A
4.099%(c)	09/01/22		911	913,002
Series 2017-8, Class A, 1 Month LIBOR + 1.650%, 144A
4.170%(c)	11/01/22		796	796,670
Series 2017-9, Class A, 1 Month LIBOR + 1.550%, 144A
3.899%(c)	12/01/22		283	282,200
Ludgate Funding PLC (United Kingdom),
Series 2007-1, Class A2B, 3 Month EURIBOR + 0.160%
0.000%(c)	01/01/61	EUR	3,246	3,457,719
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1, 3 Month GBP LIBOR + 0.650%
1.556%(c)	12/15/49	GBP	1,743	2,133,542
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
3.981%(cc)	12/25/33		56	54,168
Merrill Lynch Mortgage Investors Trust,
Series 2003-A2, Class 1A1
4.302%(cc)	02/25/33		52	51,119
MetLife Securitization Trust,
Series 2018-1A, Class A, 144A
3.750%(cc)	03/25/57		961	969,881
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
4.293%(cc)	06/25/36		71	72,746
MortgageIT Securities Corp. Mortgage Loan Trust,
Series 2007-2, Class A1, 1 Month LIBOR + 0.500%
3.006%(c)	09/25/37		2,760	2,620,539

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A, 1 Month LIBOR + 0.450%
2.830%(c)	10/07/20		115	$114,882
Series 2010-R3, Class 1A, 1 Month LIBOR + 0.560%
2.940%(c)	12/08/20		147	147,130
Series 2010-R3, Class 2A, 1 Month LIBOR + 0.560%
2.940%(c)	12/08/20		1,132	1,136,507
New Residential Mortgage Loan Trust,
Series 2018-4A, Class A1S, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	01/25/48		729	725,513
Newgate Funding PLC (United Kingdom),
Series 2006-1, Class MB, 3 Month EURIBOR + 0.230%
0.000%(c)	12/01/50	EUR	562	589,991
Series 2007-1X, Class A3, 3 Month GBP LIBOR + 0.160%
1.056%(c)	12/01/50	GBP	3,200	3,794,437
Series 2007-2X, Class A2, 3 Month GBP LIBOR + 0.130%
1.036%(c)	12/15/50	GBP	515	648,935
Series 2007-3X, Class A2B, 3 Month EURIBOR + 0.600%
0.289%(c)	12/15/50	EUR	2,066	2,267,301
Series 2007-3X, Class A3, 3 Month GBP LIBOR + 1.000%
1.906%(c)	12/15/50	GBP	1,058	1,273,555
Series 2007-3X, Class BA, 3 Month GBP LIBOR + 1.250%
2.156%(c)	12/15/50	GBP	265	314,488
Oaktown Re II Ltd. (Bermuda),
Series 2018-1A, Class M1, 1 Month LIBOR + 1.550%, 144A
4.056%(c)	07/25/28		400	400,485
OBX Trust,
Series 2018-1, Class A2, 1 Month LIBOR + 0.650%, 144A
3.156%(c)	06/25/57		284	281,303
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
4.336%(cc)	08/25/33		34	34,042
Reperforming Loan REMIC Trust,
Series 2004-R2, Class 1AF2, 1 Month LIBOR + 0.420%, 144A
2.926%(c)	11/25/34		1,188	1,078,027
Series 2006-R1, Class AF1, 1 Month LIBOR + 0.340%, 144A
2.846%(c)	01/25/36		1,325	1,297,126
Residential Accredit Loans, Inc. Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		84	81,138
Series 2006-QO6, Class A1, 1 Month LIBOR + 0.180%
2.686%(c)	06/25/46		572	227,635
Series 2007-QO2, Class A1, 1 Month LIBOR + 0.150%
2.656%(c)	02/25/47		1,771	1,058,626
Residential Asset Securitization Trust,
Series 2005-A4, Class A1, 1 Month LIBOR + 0.450%
2.956%(c)	04/25/35		229	178,617
Residential Funding Mortgage Securities I Trust,
Series 2005-SA4, Class 1A21
4.451%(cc)	09/25/35		228	188,113
Series 2006-SA1, Class 2A1
4.875%(cc)	02/25/36		55	49,237

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RESIMAC Bastille Trust (Australia),
Series 2018-1NCA, Class A1, 1 Month LIBOR + 0.850%, 144A
3.229%(c)	12/16/59		1,059	$1,056,123
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B, 3 Month GBP LIBOR + 0.160%
1.066%(c)	12/15/43	GBP	1,466	1,753,448
Series 2007-1X, Class M1B, 3 Month GBP LIBOR + 0.220%
1.126%(c)	12/15/43	GBP	710	820,355
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS3X, Class A2A, 3 Month GBP LIBOR + 0.150%
1.050%(c)	06/12/44	GBP	2,110	2,481,859
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1, 1 Month LIBOR + 0.200%
2.670%(c)	07/20/36		86	81,781
STACR Trust,
Series 2018-DNA3, Class M1, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	09/25/48		1,040	1,037,995
Series 2018-HRP2, Class M1, 1 Month LIBOR + 0.850%, 144A
3.356%(c)	02/25/47		460	459,354
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
4.232%(cc)	02/25/34		95	93,642
Series 2004-4, Class 3A2
4.369%(cc)	04/25/34		11	11,220
Series 2004-18, Class 3A1
4.322%(cc)	12/25/34		2,691	2,668,725
Series 2004-18, Class 5A
4.436%(cc)	12/25/34		4	4,122
Series 2005-1, Class 2A
4.293%(cc)	02/25/35		2,145	2,151,449
Series 2005-18, Class 6A1
4.370%(cc)	09/25/35		267	237,063
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5, Class 1A1, 1 Month LIBOR + 0.660%
3.130%(c)	10/19/34		7	6,775
Series 2005-AR5, Class A2, 1 Month LIBOR + 0.250%
2.720%(c)	07/19/35		94	92,569
Series 2006-AR3, Class 12A1, 1 Month LIBOR + 0.220%
2.726%(c)	05/25/36		143	128,345
Series 2006-AR7, Class A10, 1 Month LIBOR + 0.200%
2.706%(c)	08/25/36		1,028	1,258,538
Series 2006-AR7, Class A1BG, 1 Month LIBOR + 0.120%
2.626%(c)	08/25/36		2,320	2,109,977
Series 2007-AR4, Class A3, 1 Month LIBOR + 0.220%
2.726%(c)	09/25/47		487	456,759
Structured Asset Securities Corp.,
Series 2006-RF1, Class 1A, 1 Month LIBOR + 0.280%, 144A
2.786%(c)	01/25/36		546	502,191

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF4, Class 1A1, 1 Month LIBOR + 0.290%, 144A
2.796%(c)	10/25/36		1,069	$946,941
TBW Mortgage-Backed Trust,
Series 2006-4, Class A6
5.970%	09/25/36		284	25,980
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 2A1, 12 Month LIBOR + 1.250%
4.323%(c)	06/25/47		69	64,204
Trinity Square PLC (United Kingdom),
Series 2015-1A, Class A, 3 Month GBP LIBOR + 1.150%, 144A
1.963%(c)	07/15/51	GBP	894	1,139,462
Wachovia Mortgage Loan Trust LLC,
Series 2007-A, Class 3A1
4.479%(cc)	03/20/37		102	99,332
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-2, Class 1A3, 1 Month LIBOR + 0.450%
2.956%(c)	04/25/35		633	517,625
Series 2005-AR10, Class 3A1
3.918%(cc)	08/25/35		5	4,335
Series 2005-AR16, Class 1A3
4.281%(cc)	12/25/35		404	403,043
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%
3.357%(c)	11/25/42		1	1,176
Series 2006-1, Class 2CB2
7.000%	02/25/36		1,435	1,155,249
Series 2006-AR2, Class 2A1
3.366%(cc)	03/25/36		189	171,807
Series 2006-AR5, Class 3A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.940%
3.097%(c)	07/25/46		38	27,594
Series 2006-AR5, Class A12A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.980%
3.137%(c)	06/25/46		37	35,864
Series 2006-AR7, Class 3A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.579%(c)	07/25/46		216	210,649
Series 2006-AR10, Class 1A2
3.880%(cc)	09/25/36		43	40,342
Series 2006-AR13, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.579%(c)	10/25/46		20	19,176
Series 2006-AR15, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.579%(c)	11/25/46		75	73,410
Series 2006-AR19, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.730%
2.887%(c)	01/25/47		113	113,374
Series 2007-HY1, Class 3A3
3.485%(cc)	02/25/37		4,081	3,749,091
Series 2007-OA3, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.750%
2.907%(c)	02/25/47		561	493,190
Series 2007-OA3, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.770%

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.927%(c)	04/25/47		4,393	$3,940,989
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S, Class A1
4.607%(cc)	09/25/34		17	17,109
Series 2005-AR4, Class 1A3
4.177%(cc)	04/25/35		903	918,067
Series 2006-AR2, Class 2A1
4.608%(cc)	03/25/36		177	179,192
Series 2006-AR2, Class 2A3
4.608%(cc)	03/25/36		126	127,339
Series 2006-AR6, Class 3A1
4.649%(cc)	03/25/36		80	77,328
Series 2006-AR8, Class 3A1
4.662%(cc)	04/25/36		56	55,756
Series 2006-AR10, Class 5A6
4.434%(cc)	07/25/36		305	304,137

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $154,316,477)				155,861,602

SOVEREIGN BONDS — 5.2%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		1,800	1,746,432
3.125%	10/11/27		1,900	1,814,576
Argentina Bocon (Argentina),
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 0.000%
41.328%(c)	10/04/22	ARS	100	4,426
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
50.225%(c)	04/03/22	ARS	9,069	225,160
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7D Repo Reference Rate + 0.000%
59.257%(c)	06/21/20	ARS	44,218	1,249,142
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.500%(cc)	12/31/38		22,200	12,165,822
3.375%	01/15/23	EUR	700	629,590
4.625%	01/11/23		1,475	1,165,250
5.875%	01/11/28		610	438,438
6.875%	04/22/21		1,630	1,472,721
6.875%	01/26/27		1,690	1,288,625
7.820%	12/31/33	EUR	1,514	1,443,466
8.280%	12/31/33		526	410,096
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
1.250%	02/21/22	AUD	2,650	2,167,970
3.000%	09/20/25	AUD	3,120	3,102,090
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	400	474,252
4.950%	02/11/20	EUR	5,000	5,960,093
Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
4.750%	03/18/24		4,000	3,979,184

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes
6.000%	11/21/28		2,300	$2,328,749
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		1,095	1,086,788
Canadian Government Real Return Bond (Canada),
Bonds, TIPS
4.250%	12/01/26	CAD	2,564	1,717,643
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45		375	357,000
5.625%	02/26/44		2,600	2,680,600
11.750%	02/25/20		250	274,000
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	926	1,040,700
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25		7,000	6,938,750
7.500%	05/06/21		1,060	1,094,449
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		500	498,750
7.500%	05/06/21		2,150	2,219,875
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
8.750%	06/02/23		4,000	3,729,999
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27		2,000	1,905,323
Sr. Unsec’d. Notes, MTN, 144A
4.750%	04/16/26	EUR	1,275	1,321,653
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
6.375%	01/18/27		3,300	3,022,800
French Republic Government Bond OAT (France),
Bonds, TIPS
1.850%	07/25/27	EUR	956	1,086,772
Guatemala Government International Bond (Guatemala),
Sr. Unsec’d. Notes
5.750%	06/06/22		4,000	4,140,000
Hellenic Republic Government Bond (Greece),
Bonds
3.000%(cc)	02/24/29	EUR	2,000	2,120,943
3.000%(cc)	02/24/30	EUR	600	625,857
3.000%(cc)	02/24/32	EUR	90	91,560
3.000%(cc)	02/24/33	EUR	100	100,690
3.000%(cc)	02/24/34	EUR	510	500,203
3.000%(cc)	02/24/37	EUR	1,200	1,146,791
3.900%	01/30/33	EUR	1,675	1,747,221
4.200%	01/30/42	EUR	1,390	1,397,979
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	330	376,669
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23		1,900	2,052,878
6.375%	03/29/21		2,280	2,406,175

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
3.835%	12/13/27			700	$644,095
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25		EUR	2,625	3,199,782
4.100%	04/24/28			8,600	8,367,060
5.350%	02/11/49			350	360,542
Sr. Unsec’d. Notes, MTN
2.625%	06/14/23		EUR	12,900	15,385,806
2.875%	07/08/21		EUR	600	722,511
3.750%	06/14/28		EUR	875	1,087,371
4.750%	07/18/47			9,300	8,719,922
Iraq International Bond (Iraq),
Unsec’d. Notes, 144A
5.800%	01/15/28			350	312,977
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.250%	01/17/28			900	881,532
4.125%	01/17/48			1,200	1,171,656
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
1.450%	11/15/24		EUR	3,100	3,432,039
2.000%	12/01/25		EUR	7,600	8,570,056
2.500%	11/15/25		EUR	4,600	5,334,227
Sr. Unsec’d. Notes, TIPS, 144A
2.350%	09/15/24		EUR	1,431	1,479,525
Unsec’d. Notes, TIPS, 144A
2.100%	09/15/21		EUR	935	1,076,337
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	05/29/19			600	597,851
2.125%	06/01/20	(a)		400	396,278
2.125%	07/21/20			400	396,022
2.250%	02/24/20			800	795,705
2.375%	07/21/22			2,000	1,965,606
2.500%	06/01/22			200	197,147
3.250%	07/20/23			1,400	1,418,566
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23			400	406,480
Sr. Unsec’d. Notes, MTN
2.625%	04/20/22			2,700	2,666,261
Sr. Unsec’d. Notes, MTN, 144A
2.000%	09/08/20			2,000	1,967,745
2.625%	04/20/22			5,300	5,233,770
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, MTN, 144A
6.500%	07/21/45			3,000	3,591,852
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes
3.500%	03/20/27			1,100	1,093,778
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22			800	785,091
3.500%	03/20/27			1,300	1,292,647
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21			1,700	1,798,039

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexican Bonos (Mexico),
Bonds
7.750%	05/29/31	MXN	10,752	$504,889
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	03/15/15	EUR	3,500	3,505,253
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		4,600	4,324,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		600	545,400
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	5,200	3,959,779
2.500%	09/20/35	NZD	1,700	1,356,193
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
5.625%	06/27/22		4,000	3,870,880
Sr. Unsec’d. Notes, MTN
6.500%	11/28/27		1,600	1,412,383
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
5.625%	01/17/28		3,000	2,641,127
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A
6.150%	08/12/32	PEN	7,300	2,198,560
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
6.350%	08/12/28	PEN	35,600	11,068,297
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29	PEN	42,300	12,783,867
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
9.500%	02/02/30		1,000	1,470,653
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, MTN
5.125%	10/15/24		12,820	13,368,952
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
3.875%	02/15/30	EUR	1,870	2,546,829
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.300%	03/15/28		685	691,901
3.350%	11/01/23		400	407,118
Province of British Columbia (Canada),
Unsec’d. Notes
4.300%	06/18/42	CAD	300	263,744
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.450%	06/29/22		400	394,137
3.400%	10/17/23		740	754,987
Unsec’d. Notes
3.150%	06/02/22	CAD	7,500	5,640,025
3.450%	06/02/45	CAD	3,000	2,292,411
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	CAD	200	190,368
Notes
4.250%	12/01/21	CAD	1,100	851,630
Unsec’d. Notes
3.500%	12/01/22	CAD	1,600	1,221,623

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.750%	09/01/24	CAD	1,600	$1,247,266
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23		295	237,475
9.950%	06/09/21		1,450	1,363,000
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.500%	01/20/22		1,400	1,440,970
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		8,000	8,090,640
4.500%	04/23/28		3,700	3,861,875
5.103%	04/23/48		1,410	1,480,853
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes, MTN, 144A
3.000%	03/22/24	AUD	4,100	2,973,410
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		1,570	1,706,402
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,300	1,885,545
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		625	652,009
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN
2.375%	10/26/21		400	385,022
Sr. Unsec’d. Notes, MTN, 144A
2.875%	03/04/23		11,500	11,054,329
3.625%	03/04/28		3,000	2,837,130
4.000%	04/17/25		4,500	4,460,283
4.500%	04/17/30		2,700	2,682,520
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
4.750%	03/13/28	EUR	425	447,745
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
4.125%	02/18/19		6,400	6,400,000
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
3.750%	07/24/26	EUR	2,100	2,487,884
5.875%	09/16/25		905	916,090
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes
1.400%	07/30/28	EUR	7,800	8,918,483
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	200	298,514
Swiss Confederation Government Bond (Switzerland),
Bonds
3.500%	04/08/33	CHF	3,200	4,821,650
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.125%	05/19/20		1,000	987,485
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22		600	588,728
3.250%	06/01/23		600	604,294
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21		1,500	1,499,889
7.000%	06/05/20		600	611,548
7.250%	12/23/23		17,600	18,066,963

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/22			9,515	$8,719,165
7.750%	09/01/23			1,000	898,860
Sr. Unsec’d. Notes, 144A
7.750%	09/01/22			285	261,163
United Kingdom Gilt (United Kingdom),
Bonds
1.500%	07/22/47		GBP	2,100	2,476,041
1.750%	09/07/37		GBP	2,960	3,765,345
3.250%	01/22/44		GBP	6,900	11,241,259
3.500%	01/22/45		GBP	2,300	3,922,896
4.250%	12/07/27		GBP	600	964,350
4.250%	06/07/32		GBP	500	848,021
4.250%	03/07/36		GBP	400	703,807
4.250%	12/07/40		GBP	3,100	5,705,409
4.500%	09/07/34		GBP	200	355,721
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.125%	03/22/26		GBP	4,504	5,726,791
0.125%	03/22/46		GBP	52	67,738
0.125%	08/10/48		GBP	393	508,884
0.125%	11/22/56		GBP	775	982,395
0.125%	11/22/65		GBP	642	766,359
0.750%	11/22/47		GBP	197	254,611
1.875%	11/22/22		GBP	804	1,008,388
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55			410	389,914
5.100%	06/18/50	(a)		4,000	3,926,000

TOTAL SOVEREIGN BONDS (cost $413,458,605)					397,862,551

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.8%
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625%
3.500%(c)	03/01/35			5	4,747
Federal Home Loan Mortgage Corp.
6.250%	07/15/32	(k)		820	1,094,905
6.750%	03/15/31	(k)		600	815,773
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%
3.253%(c)	11/01/42			44	43,662
3.253%(c)	03/01/44			29	28,740
Federal National Mortgage Assoc.
3.500%	TBA			52,460	52,450,779
3.500%	TBA			10,000	9,990,687
3.500%	TBA			5,000	4,995,343
3.500%	TBA			131,200	131,176,938
3.500%	TBA			1,000	1,011,387
4.000%	TBA			25,000	25,460,938
4.000%	TBA			19,800	20,183,625
4.000%	TBA			13,900	14,156,281
4.000%	TBA			22,500	22,935,938
4.295%	06/01/21			2,756	2,842,748
6.250%	05/15/29	(k)		1,080	1,384,962

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.625%	11/15/30	(k)	515	$690,320
7.125%	01/15/30	(k)	765	1,052,890

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $286,676,929)				290,320,663

U.S. TREASURY OBLIGATIONS — 11.1%
U.S. Treasury Bonds
2.500%	05/15/46	(k)	1,150	1,037,111
3.000%	11/15/44	(k)	650	649,010
3.000%	02/15/47	(k)	815	812,708
3.000%	02/15/48	(h)	1,265	1,258,230
3.000%	08/15/48	(h)(k)	4,965	4,941,533
3.125%	02/15/43	(h)	300	306,012
3.625%	08/15/43	(h)	300	332,074
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19	(k)	21,552	21,245,099
0.125%	04/15/20	(h)	51,797	50,632,639
0.125%	04/15/21	(h)	70,243	68,303,543
0.125%	01/15/22	(k)	5,664	5,498,254
0.125%	04/15/22	(h)	42,373	40,990,471
0.125%	07/15/22		14,088	13,683,659
0.125%	01/15/23		6,896	6,660,794
0.125%	07/15/24		27,546	26,414,855
0.125%	07/15/26		9,990	9,379,157
0.250%	01/15/25		26,573	25,445,943
0.375%	07/15/23		10,174	9,947,509
0.375%	07/15/25		25,323	24,412,264
0.375%	01/15/27	(h)	2,711	2,575,266
0.500%	01/15/28		48,108	45,910,265
0.625%	07/15/21		12,407	12,271,092
0.625%	04/15/23	(h)(k)	15,031	14,781,476
0.625%	01/15/24	(h)	2,418	2,380,029
0.625%	01/15/26	(k)	90,235	87,832,467
0.625%	02/15/43	(h)	990	867,454
0.750%	07/15/28		6,095	5,965,435
0.750%	02/15/42		9,725	8,822,807
0.750%	02/15/45		20,038	17,914,051
0.875%	02/15/47		17,585	16,141,539
1.000%	02/15/46		17,726	16,804,034
1.000%	02/15/48	(h)	28,310	26,828,108
1.250%	07/15/20		24,134	24,084,271
1.375%	01/15/20		5,681	5,644,285
1.375%	02/15/44	(h)(k)	18,011	18,593,714
1.875%	07/15/19	(h)	829	826,300
2.000%	01/15/26		11,171	11,922,263
2.125%	02/15/40		8,131	9,555,928
2.125%	02/15/41		2,956	3,490,457
2.375%	01/15/25		47,664	51,535,274
2.375%	01/15/27		3,423	3,778,978
2.500%	01/15/29		31,849	36,246,881
3.375%	04/15/32		4,015	5,147,809
3.625%	04/15/28	(h)	4,101	5,032,310
3.875%	04/15/29	(h)(k)	11,818	15,033,315
U.S. Treasury Notes
2.000%	11/15/26	(h)	100	95,457
2.250%	11/15/25	(h)(k)	1,100	1,075,723
2.250%	02/15/27	(h)(k)	21,900	21,265,242

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS (continued)
2.375%	05/15/27			3,850	$3,769,390
2.500%	05/31/20	(k)		390	389,650
2.500%	05/15/24	(k)		1,575	1,572,108
2.625%	06/15/21			700	702,324
2.625%	12/15/21			715	718,212
2.625%	12/31/23			4,575	4,598,947
2.750%	02/15/24			7,300	7,378,133
2.875%	11/15/21			215	217,394
2.875%	11/30/23			3,200	3,255,750
2.875%	04/30/25	(h)(k)		21,600	21,974,625
3.000%	09/30/25	(k)		435	446,164
3.125%	11/15/28	(k)		12,985	13,468,894
U.S. Treasury Strips Coupon
2.132%(s)	11/15/28	(k)		1,200	908,479
2.763%(s)	08/15/29	(k)		1,000	741,001
2.857%(s)	05/15/31	(k)		1,000	701,402
3.019%(s)	11/15/35	(k)		1,500	915,669
3.177%(s)	08/15/40	(k)		2,000	1,039,015

TOTAL U.S. TREASURY OBLIGATIONS (cost $848,734,683)					847,170,252

TOTAL LONG-TERM INVESTMENTS (cost $7,427,862,108)					7,672,466,551

			Shares

SHORT-TERM INVESTMENTS — 16.0%
AFFILIATED MUTUAL FUNDS — 14.6%
PGIM Core Ultra Short Bond Fund(w)				516,447,361	516,447,361
PGIM Institutional Money Market Fund (cost $599,642,069; includes $598,171,863 of cash collateral for securities on loan)(b)(w)				599,647,663	599,587,698

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,116,089,430)					1,116,035,059

			Principal Amount (000)#

FOREIGN TREASURY OBLIGATIONS(n) — 1.0%
Argentina Treasury Bills
51.250%	02/28/19		ARS	6,859	209,412
51.669%	04/30/19		ARS	5,142	152,037
Dutch Treasury Certificate
0.630%	01/31/19		EUR	4,900	5,618,239
France Treasury Bills
0.586%	02/13/19		EUR	4,800	5,503,938
0.620%	01/16/19		EUR	50,000	57,301,069
0.670%	01/09/19		EUR	7,000	8,021,043

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $77,770,415)					76,805,738

U.S. TREASURY OBLIGATIONS(n) — 0.2%
U.S. Treasury Bills
2.172%	01/03/19	(h)		241	240,985
2.220%	01/03/19			35	34,998
2.334%	02/07/19	(h)		547	545,707

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(n) (continued)
2.343%	03/21/19	(k)		14,000	$13,928,982

TOTAL U.S. TREASURY OBLIGATIONS (cost $14,750,076)					14,750,672

CERTIFICATE OF DEPOSIT — 0.1%
Barclays Bank PLC, 3 Month LIBOR + 0.400% (cost $4,300,000)
2.890%(c)	10/25/19			4,300	4,302,032

COMMERCIAL PAPER(n) — 0.0%
Ford Motor Credit Co. LLC (cost $2,591,810)
3.181%	02/06/19			2,600	2,591,521

BANKERS ACCEPTANCES(n) — 0.1%
Bank of Montreal
2.038%	01/03/19		CAD	1,600	1,171,778
2.068%	01/04/19		CAD	600	439,391
Canadian Imperial Bank of Commerce
2.060%	01/03/19		CAD	2,700	1,977,376
Toronto-Dominion Bank
2.055%	01/02/19		CAD	5,400	3,954,990
2.063%	01/03/19		CAD	900	659,125

TOTAL BANKERS ACCEPTANCES (cost $8,472,970)					8,202,660

OPTIONS PURCHASED~* — 0.0% (cost $249,543)					567,050

TOTAL SHORT-TERM INVESTMENTS (cost $1,224,224,244)					1,223,254,732

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN — 116.6% (cost $8,652,086,352)					8,895,721,283

SECURITY SOLD SHORT — (0.2)%

SOVEREIGN BOND
Canadian Government Bond (Canada),
Bonds
(proceeds received $10,682,382)
2.750%	12/01/48		CAD	(12,800)	(10,538,529)

OPTIONS WRITTEN~* — (0.0)% (premiums received $1,414,316)					(1,419,212)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT AND OPTIONS WRITTEN — 116.4% (cost $8,639,989,654)					8,883,763,542
Liabilities in excess of other assets(z) — (16.4)%					(1,253,996,170)

NET ASSETS — 100.0%					$7,629,767,372

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $7,801,452 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $586,763,835; cash collateral of $598,171,863 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(r)	Less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	02/22/19	$120.25	30		30	$234
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$131.00	28		28	438
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$131.50	129		129	2,016
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$169.00	27		27	844
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$170.00	4		4	125
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$171.00	249		249	3,891
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$172.00	2		2	31
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$174.00	16		16	—
30 Year U.S. Ultra Treasury Bonds Futures	Call	02/22/19	$190.00	6		6	—
30 Year U.S. Ultra Treasury Bonds Futures	Call	02/22/19	$195.00	39		39	—
Euro-BTP Italian Government Bond Futures	Call	02/22/19	155.00	180	EUR	180	2,062
Euro-OAT Futures	Call	02/22/19	165.00	152	EUR	152	1,742
Euro-OAT Futures	Call	02/22/19	165.00	240	EUR	240	2,750
Euro-OAT Futures	Call	02/22/19	166.00	287	EUR	287	3,288
2 Year U.S. Treasury Notes Futures	Put	02/22/19	$103.38	1		2	—
2 Year U.S. Treasury Notes Futures	Put	02/22/19	$103.50	8		16	—
5 Year Euro-Bobl	Put	02/22/19	128.00	406	EUR	406	2,326
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$103.50	3		3	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$104.00	512		512	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$104.00	18		18	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$106.00	170		170	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$106.50	25		25	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$107.00	4		4	—
10 Year Euro-Bund Futures	Put	02/22/19	144.00	215	EUR	215	2,463
10 Year Euro-Bund Futures	Put	02/22/19	150.00	43	EUR	43	493
10 Year Euro-Bund Futures	Put	02/22/19	152.00	90	EUR	90	1,031
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$106.50	29		29	—
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$107.00	67		67	—
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$111.50	2		2	—
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$112.50	15		15	—

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
30 Year U.S. Ultra Treasury Bonds Futures	Put	02/22/19	$100.00	24	24	$—

Total Exchange Traded (cost $28,188)						$23,734

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—		3,900	$23,832
2-Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—		2,600	15,171
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—		2,621	24,139
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—		2,548	23,484
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—		6,370	56,245
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—		12,645	121,122
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—		12,820	126,030
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—		2,548	26,369
Currency Option AUD vs USD	Call	HSBC Bank USA, N.A.	02/25/19	0.80	—	AUD	5,200	55
Currency Option EUR vs USD	Call	HSBC Bank USA, N.A.	02/25/19	1.29	—	EUR	50,000	212
Currency Option EUR vs USD	Call	Morgan Stanley Bank, N.A.	06/24/21	1.29	—	EUR	877	32,789
Currency Option GBP vs USD	Call	Goldman Sachs Bank, USA	02/25/19	1.62	—	GBP	37,000	236
Currency Option GBP vs USD	Call	Goldman Sachs Bank, USA	02/25/19	1.62	—	GBP	1,200	8
Currency Option USD vs CNH	Call	Goldman Sachs Bank, USA	02/11/19	7.11	—		6,000	5,019
Currency Option EUR vs USD	Put	Morgan Stanley Bank, N.A.	06/24/21	1.29	—	EUR	877	82,083
FNMA TBA 3.50%	Put	JPMorgan Chase Bank, N.A.	01/07/19	$69.00	—		33,700	—

Total OTC Traded (cost $193,436)								$536,794

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY.31.V1(Q)	4,690	$2,080
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY.31.V1(Q)	4,950	782
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY.31.V1(Q)	5,250	829
CDX.NA.IG.31.V1, 12/20/23	Put	BNP Paribas S.A.	02/20/19	1.80%	CDX.NA.IG.31.V1(Q)	1.00%(Q)	40,400	2,686
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	2.00%	CDX.NA.IG.31.V1(Q)	1.00%(Q)	6,000	145

Total OTC Swaptions (cost $27,919)								$6,522

Total Options Purchased (cost $249,543)								$567,050

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year Euro-Bobl	Call	02/22/19	133.00	143	EUR	143	$(36,865)
5 Year U.S. Treasury Notes Futures	Call	01/25/19	$113.50	51		51	(62,555)
10 Year Euro-Bund Futures	Call	02/22/19	164.50	64	EUR	64	(49,130)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$122.00	12		12	(6,375)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$122.25	19		19	(8,015)
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$122.50	25		25	(14,062)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$148.00	12		12	(11,063)
Brent Crude Oil Futures	Call	01/28/19	$70.00	12		12	(1,440)
Brent Crude Oil Futures	Call	01/28/19	$77.00	12		12	(480)
Brent Crude Oil Futures	Call	02/25/19	$65.00	12		12	(9,120)
Brent Crude Oil Futures	Call	02/25/19	$66.50	12		12	(7,200)
Brent Crude Oil Futures	Call	04/25/19	$70.00	6		6	(5,340)
WTI Crude Oil Futures	Call	01/16/19	$57.50	12		12	(601)
WTI Crude Oil Futures	Call	01/16/19	$65.00	12		12	(121)
WTI Crude Oil Futures	Call	02/14/19	$55.00	12		12	(7,561)
WTI Crude Oil Futures	Call	02/14/19	$58.00	12		12	(4,201)
WTI Crude Oil Futures	Call	03/15/19	$54.00	8		8	(10,480)
5 Year Euro-Bobl	Put	02/22/19	131.25	143	EUR	143	(10,650)
10 Year Euro-Bund Futures	Put	02/22/19	160.00	64	EUR	64	(13,932)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$141.00	17		17	(1,594)
Brent Crude Oil Futures	Put	04/25/19	$55.00	3		3	(15,690)
Brent Crude Oil Futures	Put	04/25/19	$57.00	3		3	(19,110)
Corn Futures	Put	06/21/19	$390.00	3		3	(2,551)
Corn Futures	Put	06/21/19	$400.00	1		1	(1,169)
Henry Hub Natural Gas Futures	Put	01/28/19	$3.20	10		10	(3,590)
Henry Hub Natural Gas Futures	Put	01/28/19	$3.25	20		20	(7,976)
Henry Hub Natural Gas Futures	Put	02/25/19	$2.90	120		120	(30,852)
Henry Hub Natural Gas Futures	Put	02/25/19	$3.10	120		120	(47,688)
Henry Hub Natural Gas Futures	Put	02/25/19	$3.15	160		160	(69,696)
Henry Hub Natural Gas Futures	Put	02/25/19	$3.25	10		10	(5,150)
Natural Gas Futures	Put	02/25/19	$3.25	50		50	(25,750)
Natural Gas Futures	Put	02/25/19	$3.50	30		30	(21,810)
Natural Gas Futures	Put	03/26/19	$2.70	10		10	(1,820)

Total Exchange Traded (premiums received $448,080)							$(513,637)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Call	Citibank, N.A.	06/14/19	1.44	—	GBP	3,363	$(15,407)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	05/16/24	4.00%	—		600	(1)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs Bank, USA	06/22/35	3.00%	—	EUR	2,000	(7,576)
2- Year 10 CMS Curve Floor	Put	Morgan Stanley Capital Services LLC	01/02/20	0.00%	—		57,100	(36,067)
Currency Option EUR vs USD	Put	HSBC Bank USA, N.A.	02/13/19	1.10	—	EUR	2,416	(1,598)
Currency Option GBP vs USD	Put	Citibank, N.A.	06/14/19	1.32	—	GBP	3,337	(199,015)
Currency Option USD vs CNH	Put	Goldman Sachs Bank, USA	02/11/19	6.84	—		6,000	(33,518)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	04/07/20	0.00%	—	4,200	$—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	09/29/20	0.00%	—	700	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	09/29/20	0.00%	—	400	—
Inflation Floor Option, Inflation on the CPI YOY	Put	JPMorgan Chase Bank, N.A.	03/24/20	0.00%	—	7,900	(3,279)
Inflation Floor Option, Inflation on the CPI YOY	Put	JPMorgan Chase Bank, N.A.	10/02/20	0.00%	—	3,500	(3,207)

Total OTC Traded (premiums received $546,529)							$(299,668)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	$94.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	9,165	$(790)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas S.A.	01/16/19	$97.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	4,570	(2,688)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	$98.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	1,870	(1,737)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas S.A.	01/16/19	$101.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	4,570	(22,025)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	$97.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	12,480	(50,592)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	$98.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	9,165	(48,660)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	$102.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	1,250	(20,532)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	4,950	(43,866)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	5,250	(46,524)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	03/20/19	$99.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	3,120	(34,193)
CDX.NA.HY.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	$100.00	5.00%(Q)	CDX.NA.HY.31.V1(Q)	3,120	(42,436)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	0.85%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,800	(4,950)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,900	(3,083)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	3,100	(5,031)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	500	(811)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,800	(4,544)
CDX.NA.IG.31.V1, 12/20/23	Put	Morgan Stanley Capital Services LLC	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,300	(3,733)
CDX.NA.IG.31.V1, 12/20/23	Put	Morgan Stanley Capital Services LLC	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,500	(2,434)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,300	(2,221)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	01/16/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,500	$(878)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	12,500	(7,317)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	6,600	(3,863)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,200	(5,996)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,700	(4,633)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,200	(7,837)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,400	(4,987)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,200	(5,996)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,400	(3,815)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,800	(4,906)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,500	(4,088)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,100	(4,491)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	2,200	(4,705)
CDX.NA.IG.31.V1, 12/20/23	Put	BNP Paribas S.A.	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	3,200	(6,843)
CDX.NA.IG.31.V1, 12/20/23	Put	BNP Paribas S.A.	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,500	(3,208)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	02/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,300	(2,197)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,100	(1,859)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,200	(2,028)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	900	(1,212)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	800	(1,077)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	900	(1,212)
CDX.NA.IG.31.V1, 12/20/23	Put	Morgan Stanley Capital Services LLC	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,700	(2,289)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	3,700	(11,974)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,700	(5,501)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,300	(3,541)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,600	(4,359)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(1,614)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		3,900	$(8,994)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		1,400	(3,229)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		6,500	(10,918)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		2,500	(4,199)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		2,400	(4,031)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		1,800	(3,024)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		1,100	(1,848)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		1,300	(2,184)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		2,500	(4,782)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		1,700	(3,252)
iTraxx.EU.30.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	iTraxx.EU.30.V1(Q)	EUR	2,800	(4,844)
iTraxx.EU.30.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	iTraxx.EU.30.V1(Q)	EUR	500	(865)
iTraxx.XO.30.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	4.00%	5.00%(Q)	iTraxx.XO.30.V1(Q)	EUR	5,500	(100,461)

Total OTC Swaptions (premiums received $419,707)									$(605,907)

Total Options Written (premiums received $1,414,316)									$(1,419,212)

Financial futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,931	90 Day Euro Dollar	Mar. 2019	$712,892,475	$(107,623)
403	90 Day Euro Dollar	Jun. 2019	98,044,863	217,614
4	90 Day Euro Dollar	Sep. 2019	973,400	(1,800)
4	90 Day Euro Dollar	Dec. 2019	973,500	(1,250)
2,289	90 Day Sterling	Sep. 2019	360,847,330	328,584
156	2 Year U.S. Treasury Notes	Mar. 2019	33,120,750	218,713
427	3 Year Australian Treasury Bonds	Mar. 2019	91,763,240	121,479
406	5 Year Euro-Bobl	Mar. 2019	61,644,978	152,992
4,372	5 Year U.S. Treasury Notes	Mar. 2019	501,413,750	7,721,953
80	10 Year Australian Treasury Bonds	Mar. 2019	56,851,514	75,171
153	10 Year Canadian Government Bonds	Mar. 2019	15,328,018	474,062
188	10 Year Euro-Bund	Mar. 2019	35,226,710	258,997
30	10 Year Japanese Bonds	Mar. 2019	41,735,322	227,362
2,703	10 Year U.S. Treasury Notes	Mar. 2019	329,808,235	7,117,800
103	10 Year U.S. Ultra Treasury Notes	Mar. 2019	13,398,047	128,953
346	20 Year U.S. Treasury Bonds	Mar. 2019	50,516,000	2,219,570
10	30 Year Euro Buxl	Mar. 2019	2,069,455	49,038
527	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	84,665,844	4,274,453
712	Mini MSCI EAFE Index	Mar. 2019	61,089,600	(1,457,905)
156	Russell 2000 E-Mini Index	Mar. 2019	10,522,200	(677,710)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued)
966	S&P 500 E-Mini Index	Mar. 2019	$121,001,160	$(6,944,918)

				14,395,535

Short Positions:
81	90 Day Euro Dollar	Dec. 2019	19,713,375	(42,525)
1,401	90 Day Euro Dollar	Mar. 2020	341,301,113	(917,079)
399	90 Day Euro Dollar	Jun. 2020	97,261,238	(441,716)
1,445	90 Day Euro Dollar	Dec. 2020	352,327,125	(2,600,958)
2,289	90 Day Sterling	Sep. 2020	360,300,288	(704,352)
828	2 Year U.S. Treasury Notes	Mar. 2019	175,794,750	(1,187,563)
36	3 Year Australian Treasury Bonds	Mar. 2019	7,736,479	(14,181)
62	5 Year Euro-Bobl	Mar. 2019	9,413,765	(24,152)
15	10 Year Australian Treasury Bonds	Mar. 2019	10,659,659	(17,188)
82	10 Year Euro-Bund	Mar. 2019	15,364,841	(7,722)
9	10 Year Japanese Bonds	Mar. 2019	12,520,597	(58,506)
762	10 Year U.K. Gilt	Mar. 2019	119,628,250	(498,611)
242	10 Year U.S. Treasury Notes	Mar. 2019	29,527,781	(714,664)
14	10 Year U.S. Ultra Treasury Notes	Mar. 2019	1,821,094	(58,843)
298	20 Year U.S. Treasury Bonds	Mar. 2019	43,508,000	(1,926,891)
45	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	7,229,531	(380,039)
75	Euro Schatz Index	Mar. 2019	9,619,152	(3,850)
243	Euro-BTP Italian Government Bond	Mar. 2019	35,587,323	(1,296,073)
493	Euro-OAT	Mar. 2019	85,180,169	(174,154)

				(11,069,067)

				$3,326,468

Commodity futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6	Brent Crude	Mar. 2019	$322,800	$(1,945)
10	Brent Crude	Jul. 2019	547,600	(76,316)
102	Brent Crude	Dec. 2019	5,624,280	(408,865)
167	Brent Crude	Dec. 2020	9,398,760	(1,571,036)
3	Chicago Ethanol (Platts) Swap	Jan. 2019	154,665	(12,495)
17	Chicago Ethanol (Platts) Swap	Feb. 2019	903,210	(33,474)
1	Cocoa	Mar. 2019	24,160	2,744
25	Cocoa	May 2019	612,250	6,876
3	Copper	May 2019	197,775	(4,883)
51	Corn	Dec. 2019	1,013,625	(6,799)
2	Cotton No. 2	Mar. 2019	72,200	(5,956)
25	Cotton No. 2	May 2019	918,750	(76,578)
36	Gasoline RBOB	Mar. 2019	1,983,744	(446,185)
5	Gasoline RBOB	Apr. 2019	313,215	(2,758)
8	Gasoline RBOB	Jun. 2019	506,554	(151,595)
4	Gasoline RBOB	Aug. 2019	250,958	(76,019)
3	Gasoline RBOB	Dec. 2019	168,223	(10,692)
27	Hard Red Winter Wheat	Mar. 2019	659,813	(36,426)
15	Hard Red Winter Wheat	Jul. 2019	384,375	(23,874)
4	Henry Hub LD1 Fixed Price	Jan. 2020	30,630	3,980
4	Henry Hub LD1 Fixed Price	Feb. 2020	29,980	3,330
4	Henry Hub LD1 Fixed Price	Mar. 2020	28,270	1,620
4	Henry Hub LD1 Fixed Price	Apr. 2020	25,330	(1,320)
4	Henry Hub LD1 Fixed Price	May 2020	24,850	(1,800)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Commodity futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued)
4	Henry Hub LD1 Fixed Price	Jun. 2020	$25,130	$(1,520)
4	Henry Hub LD1 Fixed Price	Jul. 2020	25,440	(1,210)
4	Henry Hub LD1 Fixed Price	Aug. 2020	25,490	(1,160)
4	Henry Hub LD1 Fixed Price	Sep. 2020	25,290	(1,360)
4	Henry Hub LD1 Fixed Price	Oct. 2020	25,500	(1,150)
4	Henry Hub LD1 Fixed Price	Nov. 2020	26,040	(610)
4	Henry Hub LD1 Fixed Price	Dec. 2020	27,790	1,140
2	LLS (Argus) vs. WTI Spread Calendar Swap	Jan. 2019	9,960	2,110
2	LLS (Argus) vs. WTI Spread Calendar Swap	Feb. 2019	10,200	2,350
2	LLS (Argus) vs. WTI Spread Calendar Swap	Mar. 2019	10,400	2,550
2	LLS (Argus) vs. WTI Spread Calendar Swap	Apr. 2019	10,360	2,510
2	LLS (Argus) vs. WTI Spread Calendar Swap	May 2019	10,200	2,350
2	LLS (Argus) vs. WTI Spread Calendar Swap	Jun. 2019	9,720	1,870
2	LLS (Argus) vs. WTI Spread Calendar Swap	Jul. 2019	9,160	1,310
2	LLS (Argus) vs. WTI Spread Calendar Swap	Aug. 2019	8,600	750
2	LLS (Argus) vs. WTI Spread Calendar Swap	Sep. 2019	8,240	390
2	LLS (Argus) vs. WTI Spread Calendar Swap	Oct. 2019	8,080	230
2	LLS (Argus) vs. WTI Spread Calendar Swap	Nov. 2019	7,900	50
2	LLS (Argus) vs. WTI Spread Calendar Swap	Dec. 2019	7,600	(250)
5	LME Copper	May 2019	745,469	(12,244)
5	LME Copper	Sep. 2019	745,000	(45,618)
5	LME Copper	Dec. 2019	745,000	(36,850)
15	LME Lead	May 2019	758,625	12,637
3	LME Nickel	Mar. 2019	192,267	(3,954)
5	LME Nickel	May 2019	321,930	(4,323)
2	LME PRI Aluminum	Mar. 2019	92,400	(6,625)
1	LME Zinc	Mar. 2019	61,763	(2,812)
13	LME Zinc	May 2019	798,850	(10,269)
4	Low Sulphur Gas Oil	Dec. 2019	211,700	(18,938)
7	Natural Gas	Feb. 2019	205,800	(49,993)
57	Natural Gas	May 2019	1,523,040	(62,294)
37	Natural Gas	Oct. 2019	1,018,240	13,965
2	Natural Gas	Mar. 2020	56,540	(1,723)
2	Natural Gas	Mar. 2021	53,880	(160)
9	No. 2 Soft Red Winter Wheat	Mar. 2019	226,463	(6,934)
11	No. 2 Soft Red Winter Wheat	Dec. 2019	298,375	(6,506)
6	NY Harbor ULSD	Mar. 2019	420,815	(54,307)
1	NY Harbor ULSD	Apr. 2019	69,556	(1,734)
12	NY Harbor ULSD	May 2019	834,070	(157,934)
2	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Apr. 2019	51,503	(21,262)
2	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	May 2019	50,978	(21,787)
2	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Jun. 2019	50,873	(21,892)
25	Platinum	Apr. 2019	1,000,750	(1,604)
21	Soybean	Jul. 2019	966,263	19,975
1	Soybean Meal	Mar. 2019	30,990	(831)
14	White Sugar	Mar. 2019	232,750	2,968
3	White Sugar	May 2019	50,445	(687)
8	WTI Crude	May 2019	372,080	(51,265)
10	WTI Crude	Jul. 2019	473,000	(56,428)
16	WTI Crude	Aug. 2019	761,600	(67,922)
101	WTI Crude	Sep. 2019	4,831,840	(1,319,672)
3	WTI Crude	Dec. 2019	159,210	(10,230)
59	WTI Crude	Mar. 2020	2,875,660	(615,032)
64	WTI Crude	Jun. 2020	3,143,040	(700,274)
6	WTI Crude	Sep. 2020	296,400	(79,714)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Commodity futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued)
1	WTI Houston (Argus) vs. WTI Trade Month	Feb. 2019	$4,670	$1,920
1	WTI Houston (Argus) vs. WTI Trade Month	Mar. 2019	4,650	1,900
1	WTI Houston (Argus) vs. WTI Trade Month	Apr. 2019	4,680	1,930
1	WTI Houston (Argus) vs. WTI Trade Month	May 2019	4,650	1,900
1	WTI Houston (Argus) vs. WTI Trade Month	Jun. 2019	4,630	1,880
1	WTI Houston (Argus) vs. WTI Trade Month	Jul. 2019	4,430	1,680
1	WTI Houston (Argus) vs. WTI Trade Month	Aug. 2019	4,250	1,500
1	WTI Houston (Argus) vs. WTI Trade Month	Sep. 2019	4,080	1,330
1	WTI Houston (Argus) vs. WTI Trade Month	Oct. 2019	3,780	1,030
1	WTI Houston (Argus) vs. WTI Trade Month	Nov. 2019	3,700	950
1	WTI Houston (Argus) vs. WTI Trade Month	Dec. 2019	3,630	880
6	WTI Light Sweet Crude Oil	Mar. 2019	292,440	(85,860)
21	WTI Light Sweet Crude Oil	Jun. 2019	985,530	(149,976)
4	WTI Light Sweet Crude Oil	Sep. 2019	191,360	(59,840)
5	WTI Light Sweet Crude Oil	Jun. 2020	245,550	3,857
4	WTI Light Sweet Crude Oil	Dec. 2020	199,280	(36,156)
27	WTI Crude	Jun. 2021	1,358,910	(215,023)

				(6,848,487)

Short Positions:
3	Brent (ICE) Calendar Swap	Jan. 2019	24,900	(5,100)
3	Brent (ICE) Calendar Swap	Feb. 2019	24,600	(4,800)
3	Brent (ICE) Calendar Swap	Mar. 2019	24,300	(4,500)
1	Brent (ICE) Calendar Swap	Apr. 2019	54,580	24,080
3	Brent (ICE) Calendar Swap	Apr. 2019	23,850	(4,050)
1	Brent (ICE) Calendar Swap	May 2019	54,770	23,890
3	Brent (ICE) Calendar Swap	May 2019	23,160	(3,360)
1	Brent (ICE) Calendar Swap	Jun. 2019	54,880	23,780
3	Brent (ICE) Calendar Swap	Jun. 2019	22,470	(2,670)
3	Brent (ICE) Calendar Swap	Jul. 2019	21,720	(1,920)
3	Brent (ICE) Calendar Swap	Aug. 2019	21,210	(1,410)
3	Brent (ICE) Calendar Swap	Sep. 2019	20,940	(1,140)
3	Brent (ICE) Calendar Swap	Oct. 2019	20,610	(810)
3	Brent (ICE) Calendar Swap	Nov. 2019	20,490	(690)
3	Brent (ICE) Calendar Swap	Dec. 2019	20,460	(660)
1	Brent Crude	Apr. 2019	54,020	(107)
144	Brent Crude	Jun. 2019	7,858,080	2,212,434
4	Brent Crude	Aug. 2019	219,520	72,652
13	Brent Crude	Sep. 2019	713,960	18,910
14	Brent Crude	Mar. 2020	776,580	125,540
43	Brent Crude	Jun. 2020	2,398,540	316,782
10	Brent Crude	Jun. 2021	569,400	70,551
67	Brent Crude	Dec. 2021	3,851,160	328,731
10	Brent Crude	Dec. 2022	586,900	18,364
1	Coffee ’C’	Mar. 2019	38,194	(873)
11	Copper	Sep. 2019	727,238	62,201
11	Copper	Dec. 2019	727,650	52,592
33	Corn	Mar. 2019	618,750	(709)
49	Corn	May 2019	938,350	16,749
17	Corn	Jul. 2019	332,138	1,400
13	Corn	Sep. 2019	255,775	2,813
11	Gasoline RBOB	Feb. 2019	601,570	1,658
3	Gasoline RBOB	May 2019	189,290	11,816
20	Gold 100 OZ	Feb. 2019	2,562,600	(91,129)
4	Henry Hub LD1 Fixed Price	Feb. 2021	28,450	(2,200)
4	Henry Hub LD1 Fixed Price	Mar. 2021	26,940	(690)
4	Henry Hub LD1 Fixed Price	Apr. 2021	24,570	1,680
4	Henry Hub LD1 Fixed Price	May 2021	24,300	1,950

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Commodity futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued)
4	Henry Hub LD1 Fixed Price	Jun. 2021	$24,680	$1,570
4	Henry Hub LD1 Fixed Price	Jul. 2021	25,070	1,180
4	Henry Hub LD1 Fixed Price	Aug. 2021	25,230	1,020
4	Henry Hub LD1 Fixed Price	Sep. 2021	25,190	1,060
4	Henry Hub LD1 Fixed Price	Oct. 2021	25,440	810
4	Henry Hub LD1 Fixed Price	Nov. 2021	26,070	180
4	Henry Hub LD1 Fixed Price	Dec. 2021	27,820	(1,570)
4	Henry Hub LD1 Fixed Price	Jan. 2121	29,000	(2,750)
5	Live Cattle	Feb. 2019	247,750	(6,627)
22	LME PRI Aluminum	May 2019	1,019,975	51,325
2	Low Sulphur Gas Oil	Jan. 2019	102,150	9,233
5	Low Sulphur Gas Oil	Mar. 2019	255,875	16,301
12	Low Sulphur Gas Oil	May 2019	614,400	(6,589)
1	Low Sulphur Gas Oil	Jun. 2019	51,450	17,201
53	Natural Gas	Mar. 2019	1,511,030	358,523
53	Natural Gas	Apr. 2019	1,421,990	91,208
13	Natural Gas	Jan. 2020	398,190	141
2	Natural Gas	Apr. 2021	49,140	113
33	No. 2 Soft Red Winter Wheat	May 2019	842,325	27,397
10	No. 2 Soft Red Winter Wheat	Jul. 2019	259,250	2,318
11	No. 2 Soft Red Winter Wheat	Sep. 2019	290,538	7,562
3	NY Harbor ULSD	Jun. 2019	209,513	21,497
7	Nymex Natural Gas Penultimate	Mar. 2019	199,570	13,597
3	Silver	Mar. 2019	233,100	(20,225)
1	Soybean	Mar. 2019	44,750	1,413
24	Soybean	May 2019	1,089,300	5,139
34	Soybean	Nov. 2019	1,589,925	(16,007)
3	Soybean Oil	Mar. 2019	50,130	1,377
15	Sugar #11 (World)	Mar. 2019	202,104	(6,655)
54	Sugar #11 (World)	May 2019	731,808	48,443
6	WTI Crude	Feb. 2019	272,460	20,735
10	WTI Crude	Apr. 2019	460,800	59,403
23	WTI Crude	Jun. 2019	1,079,390	140,456
5	WTI Crude	Nov. 2019	241,100	30,254
143	WTI Crude	Dec. 2019	6,918,340	1,828,890
4	WTI Crude	Jan. 2020	194,000	15,749
65	WTI Crude	Dec. 2020	3,238,300	632,082
11	WTI Crude	Dec. 2021	559,790	(5,513)
4	WTI Crude	Dec. 2022	207,480	17,891
3	WTI Crude	Dec. 2023	158,100	12,900
1	WTI Houston (Argus) vs. WTI Trade Month	Jan. 2020	3,500	300
1	WTI Houston (Argus) vs. WTI Trade Month	Feb. 2020	3,500	300
1	WTI Houston (Argus) vs. WTI Trade Month	Mar. 2020	3,500	300
1	WTI Houston (Argus) vs. WTI Trade Month	Apr. 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	May 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	Jun. 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	Jul. 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	Aug. 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	Sep. 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	Oct. 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	Nov. 2020	3,430	370
1	WTI Houston (Argus) vs. WTI Trade Month	Dec. 2020	3,430	370
68	WTI Light Sweet Crude Oil	Dec. 2019	3,289,840	808,801
1	WTI Midland (Argus) vs. WTI Financial	Jan. 2020	980	320
1	WTI Midland (Argus) vs. WTI Financial	Feb. 2020	980	320
1	WTI Midland (Argus) vs. WTI Financial	Mar. 2020	980	320
1	WTI Midland (Argus) vs. WTI Financial	Apr. 2020	220	1,080
1	WTI Midland (Argus) vs. WTI Financial	May 2020	220	1,080

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Commodity futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
1	WTI Midland (Argus) vs. WTI Financial	Jun. 2020	$220	$1,080
1	WTI Midland (Argus) vs. WTI Financial	Jul. 2020	220	1,080
1	WTI Midland (Argus) vs. WTI Financial	Aug. 2020	220	1,080
1	WTI Midland (Argus) vs. WTI Financial	Sep. 2020	220	1,080
1	WTI Midland (Argus) vs. WTI Financial	Oct. 2020	220	1,080
1	WTI Midland (Argus) vs. WTI Financial	Nov. 2020	220	1,080
1	WTI Midland (Argus) vs. WTI Financial	Dec. 2020	220	1,080

				7,456,498

				$608,011

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/11/19	BNP Paribas S.A.	ARS	9,141	$235,583	$238,762	$3,179	$—
Expiring 01/16/19	Citibank, N.A.	ARS	65,257	1,603,572	1,692,066	88,494	—
Expiring 01/16/19	HSBC Bank USA, N.A.	ARS	881	22,589	22,843	254	—
Expiring 01/31/19	Goldman Sachs International	ARS	2,762	68,396	70,095	1,699	—
Expiring 01/31/19	Goldman Sachs International	ARS	235	5,900	5,966	66	—
Expiring 01/31/19	HSBC Bank USA, N.A.	ARS	482	12,000	12,242	242	—
Expiring 01/31/19	HSBC Bank USA, N.A.	ARS	242	6,000	6,132	132	—
Expiring 01/31/19	HSBC Bank USA, N.A.	ARS	242	6,000	6,129	129	—
Expiring 01/31/19	HSBC Bank USA, N.A.	ARS	241	6,000	6,113	113	—
Expiring 01/31/19	HSBC Bank USA, N.A.	ARS	121	3,000	3,068	68	—
Expiring 01/31/19	HSBC Bank USA, N.A.	ARS	40	1,000	1,014	14	—
Expiring 02/28/19	HSBC Bank USA, N.A.	ARS	1,325	32,000	32,555	555	—
Expiring 02/28/19	HSBC Bank USA, N.A.	ARS	747	18,000	18,363	363	—
Australian Dollar,
Expiring 01/04/19	HSBC Bank USA, N.A.	AUD	5,889	4,251,034	4,148,271	—	(102,763)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	AUD	4,435	3,124,398	3,124,059	—	(339)
Expiring 01/11/19	Citibank, N.A.	AUD	3,773	2,715,576	2,658,141	—	(57,435)
Expiring 01/11/19	Citibank, N.A.	AUD	3,344	2,440,155	2,355,903	—	(84,252)
Expiring 01/11/19	Goldman Sachs International	AUD	9,513	6,837,821	6,702,067	—	(135,754)
Expiring 01/11/19	Goldman Sachs International	AUD	3,557	2,554,036	2,505,965	—	(48,071)
Expiring 01/11/19	Goldman Sachs International	AUD	2,177	1,551,994	1,533,732	—	(18,262)
Expiring 01/11/19	HSBC Bank USA, N.A.	AUD	7,230	5,225,895	5,093,655	—	(132,240)
Expiring 02/07/19	HSBC Bank USA, N.A.	AUD	1,790	1,423,050	1,261,745	—	(161,305)
Brazilian Real,
Expiring 01/03/19	BNP Paribas S.A.	BRL	1,352	343,000	348,844	5,844	—
Expiring 01/03/19	Deutsche Bank AG	BRL	33,846	8,791,276	8,731,291	—	(59,985)
British Pound,
Expiring 01/04/19	BNP Paribas S.A.	GBP	3,285	4,127,262	4,187,942	60,680	—
Expiring 01/04/19	HSBC Bank USA, N.A.	GBP	810	1,022,099	1,032,644	10,545	—
Expiring 01/11/19	Morgan Stanley & Co. International PLC	GBP	582	737,396	742,247	4,851	—
Expiring 01/11/19	Natwest Markets PLC	GBP	500	634,176	637,670	3,494	—
Expiring 01/11/19	UBS AG	GBP	300	378,366	382,602	4,236	—
Canadian Dollar,
Expiring 01/04/19	Goldman Sachs International	CAD	4,265	3,188,219	3,124,431	—	(63,788)
Expiring 01/04/19	Goldman Sachs International	CAD	1,411	1,055,103	1,033,663	—	(21,440)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 01/11/19	Citibank, N.A.	CAD	500	$368,479	$366,358	$—	$(2,121)
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	3,512	2,664,258	2,573,301	—	(90,957)
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	3,131	2,334,553	2,294,136	—	(40,417)
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	400	298,405	293,087	—	(5,318)
Expiring 01/18/19	Morgan Stanley & Co. International PLC	CAD	624	479,315	457,222	—	(22,093)
Chilean Peso,
Expiring 02/19/19	Citibank, N.A.	CLP	21,641	32,084	31,210	—	(874)
Chinese Renminbi,
Expiring 02/13/19	Goldman Sachs International	CNH	19,846	2,856,000	2,889,128	33,128	—
Expiring 04/15/19	BNP Paribas S.A.	CNH	26,723	3,874,198	3,889,929	15,731	—
Expiring 04/15/19	BNP Paribas S.A.	CNH	17,949	2,617,450	2,612,640	—	(4,810)
Expiring 04/15/19	Citibank, N.A.	CNH	11,299	1,637,000	1,644,767	7,767	—
Expiring 04/15/19	Morgan Stanley & Co. International PLC	CNH	23,995	3,487,579	3,492,704	5,125	—
Expiring 04/15/19	Standard Chartered PLC	CNH	28,712	4,163,951	4,179,374	15,423	—
Expiring 07/12/19	BNP Paribas S.A.	CNH	11,931	1,741,574	1,736,550	—	(5,024)
Expiring 07/12/19	Citibank, N.A.	CNH	11,931	1,739,796	1,736,549	—	(3,247)
Expiring 07/12/19	HSBC Bank USA, N.A.	CNH	74,014	10,782,944	10,772,710	—	(10,234)
Expiring 07/12/19	HSBC Bank USA, N.A.	CNH	11,931	1,739,644	1,736,550	—	(3,094)
Colombian Peso,
Expiring 02/19/19	Citibank, N.A.	COP	13,240,190	4,182,455	4,066,942	—	(115,513)
Expiring 02/19/19	Citibank, N.A.	COP	5,239,682	1,655,168	1,609,455	—	(45,713)
Expiring 02/19/19	Citibank, N.A.	COP	3,128,351	979,759	960,925	—	(18,834)
Expiring 02/19/19	Citibank, N.A.	COP	540,770	169,147	166,107	—	(3,040)
Danish Krone,
Expiring 01/02/19	Goldman Sachs International	DKK	4,140	649,156	635,430	—	(13,726)
Expiring 01/02/19	HSBC Bank USA, N.A.	DKK	17,675	2,682,842	2,712,856	30,014	—
Expiring 01/02/19	Morgan Stanley & Co. International PLC	DKK	164,585	25,121,705	25,261,447	139,742	—
Euro,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	EUR	1,811	2,057,942	2,075,690	17,748	—
Expiring 01/11/19	Citibank, N.A.	EUR	1,268	1,449,034	1,454,229	5,195	—
Expiring 01/11/19	Citibank, N.A.	EUR	899	1,027,327	1,031,035	3,708	—
Expiring 01/11/19	Citibank, N.A.	EUR	326	372,535	373,880	1,345	—
Expiring 01/11/19	Goldman Sachs International	EUR	792	901,388	908,320	6,932	—
Expiring 01/11/19	HSBC Bank USA, N.A.	EUR	3,389	3,870,065	3,886,737	16,672	—
Expiring 01/11/19	HSBC Bank USA, N.A.	EUR	559	635,438	641,099	5,661	—
Expiring 01/11/19	Natwest Markets PLC	EUR	1,000	1,140,730	1,146,868	6,138	—
Expiring 01/11/19	UBS AG	EUR	5,049	5,769,603	5,790,538	20,935	—
Expiring 01/11/19	UBS AG	EUR	200	229,451	229,374	—	(77)
Expiring 01/24/19	Deutsche Bank AG	EUR	2,350	2,955,666	2,698,251	—	(257,415)
Expiring 01/25/19	Citibank, N.A.	EUR	406	465,000	466,061	1,061	—
Expiring 05/28/19	HSBC Bank USA, N.A.	EUR	2,197	2,652,438	2,549,483	—	(102,955)
Expiring 06/19/19	Citibank, N.A.	EUR	36,229	42,154,162	42,122,483	—	(31,679)
Expiring 06/19/19	Citibank, N.A.	EUR	17,122	20,060,563	19,907,288	—	(153,275)
Expiring 06/28/21	Morgan Stanley & Co. International PLC	EUR	59	75,432	72,837	—	(2,595)
Indonesian Rupiah,
Expiring 03/20/19	Goldman Sachs International	IDR	14,958,505	1,017,585	1,031,164	13,579	—
Japanese Yen,
Expiring 01/04/19	Standard Chartered PLC	JPY	119,821	1,064,025	1,093,566	29,541	—
Expiring 01/11/19	Goldman Sachs International	JPY	117,800	1,041,052	1,075,739	34,687	—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 01/11/19	UBS AG	JPY	421,500	$3,720,911	$3,849,099	$128,188	$—
Expiring 01/11/19	UBS AG	JPY	290,300	2,562,706	2,650,993	88,287	—
Mexican Peso,
Expiring 01/11/19	BNP Paribas S.A.	MXN	56,743	2,760,124	2,882,075	121,951	—
Expiring 01/25/19	Citibank, N.A.	MXN	295	15,343	14,948	—	(395)
Expiring 01/25/19	HSBC Bank USA, N.A.	MXN	235,236	12,206,653	11,919,894	—	(286,759)
Expiring 03/14/19	Deutsche Bank AG	MXN	23,063	1,075,000	1,160,233	85,233	—
Expiring 03/14/19	HSBC Bank USA, N.A.	MXN	9,454	480,000	475,593	—	(4,407)
New Zealand Dollar,
Expiring 01/04/19	BNP Paribas S.A.	NZD	3,098	2,107,379	2,079,531	—	(27,848)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	NZD	1,603	1,075,873	1,076,013	140	—
Norwegian Krone,
Expiring 01/04/19	Goldman Sachs International	NOK	18,817	2,182,578	2,176,682	—	(5,896)
Expiring 01/04/19	UBS AG	NOK	319	37,372	36,900	—	(472)
Expiring 01/11/19	BNP Paribas S.A.	NOK	26,689	3,129,946	3,088,343	—	(41,603)
Expiring 01/11/19	Goldman Sachs International	NOK	14,530	1,678,981	1,681,352	2,371	—
Russian Ruble,
Expiring 01/30/19	Citibank, N.A.	RUB	380,474	5,741,089	5,435,956	—	(305,133)
Expiring 01/30/19	Societe Generale	RUB	91,591	1,382,512	1,308,591	—	(73,921)
Expiring 02/15/19	Standard Chartered PLC	RUB	314,963	4,749,644	4,491,158	—	(258,486)
South Korean Won,
Expiring 01/04/19	BNP Paribas S.A.	KRW	2,500,438	2,218,451	2,241,232	22,781	—
Expiring 03/20/19	Citibank, N.A.	KRW	36,934	33,000	33,194	194	—
Expiring 03/20/19	HSBC Bank USA, N.A.	KRW	1,482,086	1,324,000	1,332,016	8,016	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	KRW	1,162,301	1,038,000	1,044,611	6,611	—
Swedish Krona,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	SEK	38,450	4,258,577	4,339,748	81,171	—
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	SEK	16,746	1,855,554	1,890,030	34,476	—
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	SEK	2,533	281,075	285,873	4,798	—
Expiring 01/11/19	BNP Paribas S.A.	SEK	18,672	2,076,600	2,108,745	32,145	—
Expiring 01/11/19	Goldman Sachs International	SEK	17,255	1,910,301	1,948,715	38,414	—
Expiring 01/11/19	Goldman Sachs International	SEK	15,370	1,716,942	1,735,829	18,887	—

				$279,236,405	$277,681,593	1,268,753	(2,823,565)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/16/19	Citibank, N.A.	ARS	12,341	$303,249	$319,984	$—	$(16,735)
Expiring 04/03/19	HSBC Bank USA, N.A.	ARS	16,182	378,614	382,338	—	(3,724)
Australian Dollar,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	AUD	8,855	6,359,326	6,237,551	121,775	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	AUD	1,471	1,057,944	1,036,188	21,756	—
Expiring 01/11/19	Citibank, N.A.	AUD	19,917	14,590,702	14,031,857	558,845	—
Expiring 01/11/19	Citibank, N.A.	AUD	12,771	9,355,719	8,997,381	358,338	—
Brazilian Real,
Expiring 01/03/19	BNP Paribas S.A.	BRL	1,488	387,000	383,860	3,140	—
Expiring 01/03/19	Credit Suisse International	BRL	8,105	2,114,000	2,090,850	23,150	—
Expiring 01/03/19	HSBC Bank USA, N.A.	BRL	24,253	6,243,776	6,256,581	—	(12,805)
Expiring 01/03/19	HSBC Bank USA, N.A.	BRL	1,335	343,752	344,457	—	(705)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 02/04/19	Deutsche Bank AG	BRL	33,846	$8,773,957	$8,713,123	$60,834	$—
Expiring 03/14/19	Deutsche Bank AG	BRL	4,833	1,263,000	1,240,215	22,785	—
Expiring 03/14/19	HSBC Bank USA, N.A.	BRL	1,620	480,000	415,704	64,296	—
British Pound,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	GBP	2,523	3,187,918	3,216,493	—	(28,575)
Expiring 01/11/19	BNP Paribas S.A.	GBP	249	318,831	317,559	1,272	—
Expiring 01/11/19	Citibank, N.A.	GBP	3,253	4,150,961	4,148,739	2,222	—
Expiring 01/11/19	Goldman Sachs International	GBP	33,321	42,609,862	42,495,546	114,316	—
Expiring 01/11/19	Goldman Sachs International	GBP	13,910	17,787,677	17,739,955	47,722	—
Expiring 01/11/19	HSBC Bank USA, N.A.	GBP	421	532,225	536,917	—	(4,692)
Expiring 01/11/19	HSBC Bank USA, N.A.	GBP	247	315,570	315,009	561	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	GBP	590	755,343	752,450	2,893	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	GBP	255	326,091	325,211	880	—
Expiring 01/11/19	UBS AG	GBP	585	739,484	746,073	—	(6,589)
Expiring 01/25/19	Goldman Sachs International	GBP	5,196	6,750,693	6,631,898	118,795	—
Expiring 06/18/19	Citibank, N.A.	GBP	1,173	1,572,055	1,507,308	64,747	—
Canadian Dollar,
Expiring 01/02/19	Citibank, N.A.	CAD	5,400	4,091,086	3,955,683	135,403	—
Expiring 01/03/19	BNP Paribas S.A.	CAD	939	687,513	687,869	—	(356)
Expiring 01/03/19	Citibank, N.A.	CAD	1,600	1,206,972	1,172,087	34,885	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	CAD	900	679,446	659,299	20,147	—
Expiring 01/03/19	Standard Chartered PLC	CAD	2,700	2,046,384	1,977,896	68,488	—
Expiring 01/04/19	Goldman Sachs International	CAD	2,831	2,116,199	2,073,919	42,280	—
Expiring 01/04/19	Goldman Sachs International	CAD	600	453,326	439,545	13,781	—
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	CAD	2,843	2,087,740	2,082,709	5,031	—
Expiring 01/11/19	Citibank, N.A.	CAD	2,008	1,526,211	1,471,295	54,916	—
Expiring 01/11/19	Goldman Sachs International	CAD	5,923	4,468,282	4,339,880	128,402	—
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	3,935	2,946,251	2,883,240	63,011	—
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	2,879	2,170,572	2,109,491	61,081	—
Chinese Renminbi,
Expiring 02/13/19	Citibank, N.A.	CNH	19,858	2,856,000	2,890,791	—	(34,791)
Expiring 04/15/19	BNP Paribas S.A.	CNH	20,800	3,001,681	3,027,720	—	(26,039)
Expiring 04/15/19	Credit Suisse International	CNH	11,758	1,675,890	1,711,529	—	(35,639)
Expiring 04/15/19	Standard Chartered PLC	CNH	21,417	3,082,679	3,117,498	—	(34,819)
Expiring 07/12/19	Citibank, N.A.	CNH	12,792	1,897,890	1,861,835	36,055	—
Expiring 07/12/19	HSBC Bank USA, N.A.	CNH	58,500	8,530,239	8,514,569	15,670	—
Expiring 07/12/19	HSBC Bank USA, N.A.	CNH	24,413	3,617,751	3,553,289	64,462	—
Expiring 07/12/19	JPMorgan Chase Bank, N.A.	CNH	3,669	539,184	534,020	5,164	—
Expiring 07/12/19	Morgan Stanley & Co. International PLC	CNH	10,434	1,526,671	1,518,645	8,026	—
Danish Krone,
Expiring 01/02/19	Citibank, N.A.	DKK	187,225	29,622,061	28,736,325	885,736	—
Expiring 04/01/19	Morgan Stanley & Co. International PLC	DKK	164,585	25,322,619	25,465,533	—	(142,914)
Euro,
Expiring 01/04/19	Citibank, N.A.	EUR	1,003	1,143,213	1,149,595	—	(6,382)
Expiring 01/04/19	Goldman Sachs International	EUR	938	1,071,094	1,075,095	—	(4,001)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	EUR	3,682	4,197,739	4,220,151	—	(22,412)
Expiring 01/09/19	Goldman Sachs International	EUR	7,000	7,960,143	8,026,655	—	(66,512)
Expiring 01/11/19	BNP Paribas S.A.	EUR	1,900	2,176,467	2,179,049	—	(2,582)
Expiring 01/11/19	Citibank, N.A.	EUR	94,824	108,228,723	108,750,282	—	(521,559)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/11/19	Citibank, N.A.	EUR	82,540	$94,208,359	$94,662,519	$—	$(454,160)
Expiring 01/11/19	Goldman Sachs International	EUR	4,128	4,708,519	4,734,272	—	(25,753)
Expiring 01/11/19	HSBC Bank USA, N.A.	EUR	4,577	5,215,477	5,249,313	—	(33,836)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	61,086	69,784,725	70,057,007	—	(272,282)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	10,402	11,872,510	11,929,724	—	(57,214)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	2,157	2,468,277	2,473,795	—	(5,518)
Expiring 01/11/19	UBS AG	EUR	98,626	112,490,280	113,110,467	—	(620,187)
Expiring 01/16/19	Natwest Markets PLC	EUR	52,877	60,486,143	60,670,362	—	(184,219)
Expiring 01/24/19	HSBC Bank USA, N.A.	EUR	2,451	2,946,200	2,814,218	131,982	—
Expiring 01/25/19	Citibank, N.A.	EUR	18,776	21,379,665	21,559,769	—	(180,104)
Expiring 01/25/19	Citibank, N.A.	EUR	18,776	21,240,707	21,559,768	—	(319,061)
Expiring 01/31/19	Standard Chartered PLC	EUR	4,900	5,582,884	5,629,581	—	(46,697)
Expiring 02/07/19	Citibank, N.A.	EUR	1,894	2,399,319	2,177,192	222,127	—
Expiring 02/07/19	Citibank, N.A.	EUR	1,873	2,368,783	2,153,053	215,730	—
Expiring 02/13/19	Citibank, N.A.	EUR	4,800	5,475,145	5,520,282	—	(45,137)
Expiring 05/28/19	Natwest Markets PLC	EUR	2,208	2,577,067	2,562,247	14,820	—
Japanese Yen,
Expiring 01/04/19	Morgan Stanley & Co. International PLC	JPY	480,966	4,266,147	4,389,615	—	(123,468)
Expiring 01/11/19	Citibank, N.A.	JPY	545,000	4,920,155	4,976,889	—	(56,734)
Mexican Peso,
Expiring 01/25/19	HSBC Bank USA, N.A.	MXN	51,453	2,559,493	2,607,234	—	(47,741)
New Taiwanese Dollar,
Expiring 03/20/19	BNP Paribas S.A.	TWD	86,872	2,840,067	2,844,990	—	(4,923)
Expiring 03/20/19	BNP Paribas S.A.	TWD	21,636	707,325	708,551	—	(1,226)
New Zealand Dollar,
Expiring 01/04/19	Goldman Sachs International	NZD	1,540	1,059,081	1,033,724	25,357	—
Expiring 01/11/19	Morgan Stanley & Co. International PLC	NZD	3,983	2,737,643	2,673,936	63,707	—
Expiring 01/11/19	Morgan Stanley & Co. International PLC	NZD	3,681	2,505,521	2,471,193	34,328	—
Expiring 01/11/19	Standard Chartered PLC	NZD	7,535	5,169,541	5,058,526	111,015	—
Norwegian Krone,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	NOK	36,289	4,143,448	4,197,779	—	(54,331)
Peruvian Nuevo Sol,
Expiring 02/19/19	BNP Paribas S.A.	PEN	6,375	1,882,566	1,888,758	—	(6,192)
Expiring 02/19/19	BNP Paribas S.A.	PEN	3,318	979,929	983,152	—	(3,223)
Singapore Dollar,
Expiring 03/20/19	UBS AG	SGD	973	712,497	715,238	—	(2,741)
South Korean Won,
Expiring 01/04/19	BNP Paribas S.A.	KRW	1,119	1,000	1,003	—	(3)
Expiring 01/04/19	HSBC Bank USA, N.A.	KRW	750,400	670,000	672,610	—	(2,610)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	KRW	1,748,919	1,563,000	1,567,619	—	(4,619)
Expiring 03/20/19	BNP Paribas S.A.	KRW	2,500,438	2,224,866	2,247,255	—	(22,389)
Expiring 03/20/19	Citibank, N.A.	KRW	14,666,891	13,086,675	13,181,787	—	(95,112)
Expiring 03/20/19	Citibank, N.A.	KRW	1,578,379	1,408,324	1,418,559	—	(10,235)
Swedish Krona,
Expiring 01/04/19	Goldman Sachs International	SEK	9,644	1,068,106	1,088,500	—	(20,394)
Expiring 01/04/19	Morgan Stanley & Co. International PLC	SEK	37,922	4,187,076	4,280,185	—	(93,109)
Expiring 01/11/19	Citibank, N.A.	SEK	32,995	3,669,087	3,726,330	—	(57,243)
Expiring 01/11/19	Morgan Stanley & Co. International PLC	SEK	470,560	52,032,654	53,143,266	—	(1,110,612)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Swiss Franc,
Expiring 01/04/19	Goldman Sachs International	CHF	2,117	$2,145,598	$2,154,648	$—	$(9,050)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	CHF	3,198	3,226,602	3,254,873	—	(28,271)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	CHF	1,014	1,023,521	1,032,033	—	(8,512)
Expiring 01/11/19	BNP Paribas S.A.	CHF	1,033	1,039,405	1,052,070	—	(12,665)
Expiring 01/11/19	HSBC Bank USA, N.A.	CHF	5,085	5,128,903	5,178,873	—	(49,970)
Thai Baht,
Expiring 03/20/19	HSBC Bank USA, N.A.	THB	3,739	113,619	115,098	—	(1,479)

				$913,903,684	$914,896,604	4,049,931	(5,042,851)

						$5,318,684	$(7,866,416)

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
02/14/19	Buy	EUR	4,642	RON	21,700	$2,165	$—	JPMorgan Chase Bank, N.A.
04/23/19	Buy	EUR	436	SEK	4,490	—	(6,889)	Deutsche Bank AG
04/23/19	Buy	EUR	595	SEK	6,182	—	(15,612)	NatWest Markets PLC
04/23/19	Buy	SEK	8,759	EUR	854	9,416	—	Credit Suisse International

						$11,581	$(22,501)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Daimler AG	12/20/20	1.000%(Q)	EUR	500	0.442%	$8,231	$6,518	$(1,713)
Daimler AG	12/20/20	1.000%(Q)	EUR	240	0.442%	3,956	3,144	(812)
Deutsche Bank AG	12/20/19	1.000%(Q)	EUR	700	1.450%	(5,380)	(3,354)	2,026
Deutsche Bank AG	12/20/19	1.000%(Q)	EUR	100	1.450%	771	(555)	(1,326)
Enbridge, Inc.	12/20/22	1.000%(Q)		2,600	0.928%	6,026	8,342	2,316
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)		1,100	1.689%	190,429	121,359	(69,070)
General Electric Co.	12/20/20	1.000%(Q)		100	1.653%	(1,789)	(1,167)	622
General Electric Co.	12/20/23	1.000%(Q)		1,800	2.039%	(81,239)	(80,754)	485
General Electric Co.	12/20/23	1.000%(Q)		300	2.039%	(16,848)	(13,459)	3,389
General Motors Co.	06/20/19	5.000%(Q)		1,835	0.245%	205,292	44,329	(160,963)
Marks & Spencer PLC	06/20/23	1.000%(Q)	EUR	2,200	2.238%	(65,915)	(129,490)	(63,575)
Tesco PLC	06/20/25	1.000%(Q)	EUR	1,700	2.006%	(56,080)	(115,238)	(59,158)
Verizon Communications, Inc.	12/20/22	1.000%(Q)		900	0.199%	17,299	3,693	(13,606)

						$204,753	$(156,632)	$(361,385)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	4,300	$(123,017)	$(153,894)	$30,877	BNP Paribas S.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	$(108,712)	$(133,217)	$24,505	Citibank, N.A.
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	(108,712)	(132,796)	24,084	Goldman Sachs International
Japan Govt.	06/20/22	(1.000)%(Q)	700	(20,026)	(24,197)	4,171	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	1,800	(37,178)	(44,541)	7,363	Bank of America, N.A.
Republic of China	06/20/23	(1.000)%(Q)	4,900	(81,101)	(94,604)	13,503	Goldman Sachs International
Republic of Italy	06/20/19	1.000%(Q)	1,820	(7,083)	(1,195)	(5,888)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)	1,800	13,513	40,367	(26,854)	Bank of America, N.A.
Republic of Italy	06/20/28	1.000%(Q)	975	95,031	98,922	(3,891)	Goldman Sachs International
South Korea Govt.	06/20/23	(1.000)%(Q)	6,800	(190,325)	(164,692)	(25,633)	BNP Paribas S.A.
South Korea Govt.	06/20/23	(1.000)%(Q)	1,700	(47,581)	(42,406)	(5,175)	HSBC Bank USA, N.A.
United Mexican States	06/20/23	1.000%(Q)	575	10,093	3,609	6,484	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	9,918	8,971	947	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	3,335	3,101	234	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	3,335	1,122	2,213	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	3,335	3,355	(20)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	100	1,755	627	1,128	Citibank, N.A.

				$(583,420)	$(631,468)	$48,048

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	03/20/19	1.000%(Q)	565	2.208%	$(1,295)	$(2,215)	$920	Citibank, N.A.
Federal Republic of Brazil	12/20/22	1.000%(Q)	3,100	1.718%	(80,666)	(62,308)	(18,358)	Morgan Stanley Capital Services LLC
Federal Republic of Brazil	06/20/23	1.000%(Q)	2,500	1.903%	(91,322)	(158,407)	67,085	HSBC Bank USA, N.A.
Hellenic Republic of Greece	06/20/22	1.000%(Q)	980	4.046%	(91,269)	(169,159)	77,890	Citibank, N.A.
Hellenic Republic of Greece	06/20/22	1.000%(Q)	240	4.046%	(22,352)	(42,627)	20,275	Goldman Sachs International
Hellenic Republic of Greece	06/20/23	1.000%(Q)	435	4.380%	(55,377)	(42,575)	(12,802)	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Hellenic Republic of Greece	06/20/24	1.000%(Q)	500	4.623%	$(79,691)	$(108,194)	$ 28,503	Barclays Bank PLC
Hellenic Republic of Greece	12/20/24	1.000%(Q)	1,000	4.706%	(173,800)	(230,139)	56,339	Citibank, N.A.
Kingdom of Spain	06/20/19	1.000%(Q)	3,900	0.261%	14,833	22,243	(7,410)	Morgan Stanley & Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)	2,170	0.757%	22,746	24,877	(2,131)	Goldman Sachs International
Kingdom of Spain	06/20/23	1.000%(Q)	1,800	0.757%	18,868	27,267	(8,399)	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	1,080	0.757%	11,321	11,624	(303)	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	590	0.757%	6,184	8,494	(2,310)	Bank of America, N.A.
Petrobras International Finance Co.	03/20/20	1.000%(Q)	3,700	1.300%	(12,098)	(675,603)	663,505	HSBC Bank USA, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	480	3.140%	(40,396)	(26,563)	(13,833)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	3.140%	(39,554)	(31,242)	(8,312)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	3.140%	(13,465)	(10,702)	(2,763)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	3.140%	(13,465)	(8,896)	(4,569)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	3.140%	(13,465)	(10,899)	(2,566)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	80	3.140%	(6,733)	(4,425)	(2,308)	Citibank, N.A.
Republic of Colombia	12/20/22	1.000%(Q)	15,000	1.307%	(165,967)	58,481	(224,448)	Morgan Stanley Capital Services LLC
Republic of Indonesia	12/20/23	1.000%(Q)	5,000	1.368%	(81,702)	(73,797)	(7,905)	Citibank, N.A.
Republic of Italy	06/20/20	1.000%(Q)	980	1.194%	(2,404)	(14,173)	11,769	Bank of America, N.A.
Republic of Italy	06/20/21	1.000%(Q)	31,000	0.856%	117,027	(566,159)	683,186	Citibank, N.A.
Republic of Italy	06/20/21	1.000%(Q)	10,100	1.565%	(131,021)	(168,497)	37,476	Bank of America, N.A.
Republic of Italy	06/20/21	1.000%(Q)	8,800	0.856%	33,220	(196,071)	229,291	Goldman Sachs International
Republic of Italy	06/20/21	1.000%(Q)	3,500	1.565%	(45,403)	(62,657)	17,254	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Republic of Italy	06/20/21	1.000%(Q)		1,560	1.565%	$(20,237)	$(32,390)	$12,153	Goldman Sachs International
Republic of Italy	12/20/21	1.000%(Q)		1,820	1.684%	(34,152)	(67,622)	33,470	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)		1,800	1.982%	(70,403)	(108,420)	38,017	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)		1,550	1.982%	(60,624)	(73,504)	12,880	Goldman Sachs International
Republic of Portugal	06/20/23	1.000%(Q)		540	0.828%	4,049	445	3,604	Bank of America, N.A.
Republic of Portugal	12/20/23	1.000%(Q)		740	0.889%	4,026	(41)	4,067	Morgan Stanley & Co. International PLC
Republic of Portugal	12/20/23	1.000%(Q)		380	0.889%	2,067	134	1,933	JPMorgan Chase Bank, N.A.
Republic of South Africa	06/20/23	1.000%(Q)		200	2.113%	(8,949)	(12,038)	3,089	JPMorgan Chase Bank, N.A.
Republic of South Africa	06/20/23	1.000%(Q)		100	2.113%	(4,475)	(5,082)	607	Citibank, N.A.
Royal Bank of Scotland	12/20/23	1.000%(Q)	EUR	500	2.925%	(51,542)	(47,200)	(4,342)	JPMorgan Chase Bank, N.A.
Russian Federation	12/20/22	1.000%(Q)		10,000	1.358%	(129,106)	(218,907)	89,801	Goldman Sachs International
United Mexican States	12/20/22	1.000%(Q)		500	1.289%	(5,184)	630	(5,814)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)		21,000	1.434%	(368,627)	(205,409)	(163,218)	HSBC Bank USA, N.A.
United Mexican States	06/20/23	1.000%(Q)		400	1.434%	(7,021)	(4,044)	(2,977)	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)		8,500	1.549%	(208,737)	(118,932)	(89,805)	HSBC Bank USA, N.A.
United Mexican States	12/20/23	1.000%(Q)		5,800	1.549%	(142,432)	(62,024)	(80,408)	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)		1,700	1.549%	(41,747)	(12,044)	(29,703)	BNP Paribas S.A.
United Mexican States	12/20/23	1.000%(Q)		200	1.549%	(4,911)	(1,878)	(3,033)	JPMorgan Chase Bank, N.A.

						$(2,085,251)	$(3,480,648)	$1,395,397

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.31	12/20/23	5.000%(Q)		8,400	$(617,770)	$(181,437)	$436,333
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)		5,000	(98,172)	(53,802)	44,370
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)		7,162	78,969	162,521	83,552
CDX.NA.IG.31	12/20/23	1.000%(Q)		259,600	(3,002,029)	(1,527,573)	1,474,456
iTraxx Europe Series 26 V1	12/20/21	1.000%(Q)	EUR	3,700	(60,195)	(66,859)	(6,664)
iTraxx Europe Series 28 V1	12/20/22	1.000%(Q)	EUR	69,400	(1,999,212)	(1,051,286)	947,926
iTraxx Europe Series 28 V1	12/20/22	1.000%(Q)	EUR	10,600	(297,505)	(160,571)	136,934
iTraxx Europe Series 30 V1	12/20/23	1.000%(Q)	EUR	26,600	55,878	128,302	72,424

					$(5,940,036)	$(2,750,705)	$3,189,331

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.EM.28	12/20/22	1.000%(Q)		33,271	1.674%	$(306,093)	$(811,768)	$(505,675)
CDX.EM.29	06/20/23	1.000%(Q)		26,400	1.910%	(522,380)	(963,117)	(440,737)
CDX.EM.30	12/20/23	1.000%(Q)		172,800	2.063%	(8,085,397)	(8,051,041)	34,356
iTraxx Europe Series 30 V1	12/20/23	1.000%(Q)	EUR	1,600	0.881%	30,587	11,172	(19,415)

						$(8,883,283)	$(9,814,754)	$(931,471)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	5,000	$54,440	$57,438	$(2,998)	Deutsche Bank AG

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	6,000	*	$12,421	$(375,020)	$387,441	Credit Suisse International
CMBX.NA.6.AA	05/11/63	1.500%(M)	2,000	*	4,140	(443)	4,583	Goldman Sachs International
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,500	*	3,105	(332)	3,437	Goldman Sachs International
CMBX.NA.8.AAA	10/17/57	0.500%(M)	3,300	*	6,710	(172,053)	178,763	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%(M)	1,000	*	2,033	(51,756)	53,789	Goldman Sachs International
CMBX.NA.8.AAA	10/17/57	0.500%(M)	600	*	1,220	(41,882)	43,102	Merrill Lynch International

					$29,629	$(641,486)	$671,115

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
EUR	61,500	3 Month EURIBOR minus 27.00bps(Q)	69,732	3 Month LIBOR(Q)	Citibank, N.A.	06/19/19	$1,484,248	$1,193,482	$290,766
EUR	38,900	3 Month EURIBOR minus 28.30bps(Q)	44,107	3 Month LIBOR(Q)	Goldman Sachs Bank, USA	06/19/19	935,881	743,006	192,875
EUR	35,400	3 Month EURIBOR minus 21.50bps(Q)	40,138	3 Month LIBOR(Q)	Goldman Sachs Bank, USA	06/19/19	1,281,521	952,223	329,298
EUR	53,100	3 Month EURIBOR minus 27.00bps(Q)	61,065	3 Month LIBOR(Q)	Morgan Stanley Capital Services LLC	06/19/19	865,651	789,404	76,247

							$4,567,301	$3,678,115	$889,186

Forward rate agreement outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate swap agreements^:
154,100	01/14/19	—(3)	—	(3)	$(41,952)	$—	$(41,952)	Citigroup Global Markets, Inc.
117,100	01/28/19	—(4)	—	(4)	(73,594)	—	(73,594)	Citigroup Global Markets, Inc.

					$(115,546)	$—	$(115,546)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(3)	The Portfolio pays or receives payment based on CMM102 minus 7 Year CMT minus 1.395% upon termination.

(4)	The Portfolio pays or receives payment based on CMM102 minus 7 Year CMT minus 1.371% upon termination.

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	330	04/15/20	1.000%(T)	France CPI ex Tobacco Household(2)(T)	$—	$(1,711)	$(1,711)
EUR	130	08/15/20	1.160%(T)	France CPI ex Tobacco Household(2)(T)	92	(1,529)	(1,621)
EUR	1,300	06/15/21	1.345%(T)	France CPI ex Tobacco Household(2)(T)	—	(18,933)	(18,933)
EUR	2,110	01/15/23	1.350%(T)	France CPI ex Tobacco Household(1)(T)	495	40,900	40,405
EUR	3,300	06/15/23	1.535%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	63,413	63,413
EUR	700	01/15/28	1.575%(T)	France CPI ex Tobacco Household(1)(T)	—	26,758	26,758
EUR	3,720	02/15/28	1.590%(T)	France CPI ex Tobacco Household(1)(T)	—	150,252	150,252
EUR	530	02/15/28	1.606%(T)	France CPI ex Tobacco Household(1)(T)	—	22,470	22,470
EUR	1,300	03/15/28	1.535%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(170)	30,713	30,883
EUR	1,710	05/15/28	1.620%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	108	54,234	54,126
EUR	2,250	07/15/28	1.621%(T)	France CPI ex Tobacco Household(1)(T)	—	95,274	95,274
EUR	500	03/15/33	1.710%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(534)	(19,294)	(18,760)
EUR	650	01/15/38	1.910%(T)	France CPI ex Tobacco Household(1)(T)	1,638	52,488	50,850
EUR	1,070	11/15/38	1.796%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	82	42,029	41,947
EUR	1,000	11/15/38	1.808%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	42,112	42,112
EUR	500	03/15/48	1.946%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	1,019	29,341	28,322
EUR	530	11/15/48	1.950%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(1,804)	31,054	32,858
EUR	360	11/15/48	1.945%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	20,360	20,360
GBP	1,300	09/15/28	3.513%(T)	U.K. Retail Price Index(1)(T)	63	(8,748)	(8,811)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	2,850	11/15/28	3.578%(T)	U.K. Retail Price Index(1)(T)	$—	$11,074	$11,074
GBP	1,230	11/15/28	3.603%(T)	U.K. Retail Price Index(1)(T)	—	9,582	9,582
GBP	640	11/15/28	3.595%(T)	U.K. Retail Price Index(1)(T)	—	4,185	4,185
GBP	1,300	12/15/28	3.633%(T)	U.K. Retail Price Index(1)(T)	—	15,540	15,540
GBP	600	04/15/30	3.190%(T)	U.K. Retail Price Index(1)(T)	(34,052)	(26,611)	7,441
GBP	3,900	05/15/30	3.350%(T)	U.K. Retail Price Index(1)(T)	(43,957)	(27,181)	16,776
GBP	4,000	06/15/30	3.400%(T)	U.K. Retail Price Index(1)(T)	65,848	(7,633)	(73,481)
GBP	4,840	08/15/30	3.325%(T)	U.K. Retail Price Index(1)(T)	(15,007)	(129,674)	(114,667)
GBP	1,000	06/15/31	3.100%(T)	U.K. Retail Price Index(1)(T)	(103,355)	(120,392)	(17,037)
GBP	3,520	09/15/32	3.470%(T)	U.K. Retail Price Index(1)(T)	(7,170)	(77,216)	(70,046)
GBP	360	09/15/33	3.500%(T)	U.K. Retail Price Index(1)(T)	281	(6,405)	(6,686)
GBP	470	10/15/33	3.579%(T)	U.K. Retail Price Index(1)(T)	—	2,860	2,860
GBP	700	04/15/35	3.358%(T)	U.K. Retail Price Index(1)(T)	(15,733)	(20,147)	(4,414)
GBP	790	10/15/46	3.585%(T)	U.K. Retail Price Index(2)(T)	(64,700)	(44,560)	20,140
GBP	2,280	03/15/47	3.428%(T)	U.K. Retail Price Index(2)(T)	112,907	136,842	23,935
	660	03/23/19	2.070%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	38	(3,730)	(3,768)
	4,040	04/10/19	1.980%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(28,921)	(28,921)
	2,170	05/08/19	1.925%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(19,193)	(19,193)
	3,700	07/15/20	2.168%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(39,053)	(39,053)
	2,900	11/23/20	2.027%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(19,144)	(19,144)
	2,800	11/25/20	2.021%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(18,016)	(18,016)
	2,000	07/26/21	1.550%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	67,692	32,756	(34,936)
	1,540	09/12/21	1.603%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	46,384	19,375	(27,009)
	11,000	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(978,621)	(1,140,348)	(161,727)

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
1,300	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(12,074)	$(12,074)
7,200	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(137,953)	(137,953)
4,070	04/27/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(797)	(101,222)	(100,425)
1,140	05/09/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(27,776)	(27,776)
1,760	05/10/23	2.281%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(44,372)	(44,372)
7,800	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA(1)(T)	—	(49,511)	(49,511)
2,000	07/26/26	1.730%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(107,206)	(45,633)	61,573
1,540	09/12/26	1.801%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(71,132)	(22,804)	48,328
2,500	07/25/27	2.080%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	23,542	23,542
1,230	09/20/27	2.180%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	20,773	20,773
1,200	09/25/27	2.150%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	16,241	16,241
2,800	10/17/27	2.155%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	40,744	40,744
3,660	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	7,941	134,859	126,918
1,720	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	70,741	70,741
1,140	05/09/28	2.353%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	46,045	46,045
1,760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	72,947	72,947
500	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(95)	20,021	20,116

				$(1,139,745)	$(840,259)	$299,486

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
13,500	11/23/20	1.570%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$129,572	$—	$129,572	Bank of America, N.A.
2,200	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(226,705)	39,860	(266,565)	Deutsche Bank AG

				$(97,133)	$39,860	$(136,993)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
BRL	1,800	01/04/21	8.880%(T)	1 Day BROIS(2)(T)	$1,622	$17,373	$15,751
BRL	6,894	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	—	498,682	498,682
CAD	78,400	07/16/20	2.300%(S)	3 Month CDOR(2)(S)	(116,693)	158,860	275,553
CAD	9,400	09/15/27	1.850%(S)	3 Month CDOR(1)(S)	263,635	286,686	23,051
CAD	13,800	12/18/48	2.750%(S)	3 Month CDOR(2)(S)	(197,703)	154,183	351,886
EUR	3,775	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(4,077)	(1,791)	2,286
EUR	6,490	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(21,867)	(17,421)	4,446
EUR	56,300	03/20/21	0.000%(A)	6 Month EURIBOR(2)(S)	31,645	198,768	167,123
EUR	1,270	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(6,013)	(7,969)	(1,956)
EUR	3,905	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	1,476	(32,897)	(34,373)
EUR	4,795	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(91,408)	(153,238)	(61,830)
EUR	27,300	03/20/24	0.500%(A)	6 Month EURIBOR(2)(S)	75,268	395,352	320,084
EUR	4,080	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	19,665	(43,018)	(62,683)
EUR	64,600	06/19/24	0.500%(A)	6 Month EURIBOR(2)(S)	341,268	698,612	357,344
EUR	190	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	193	(4,495)	(4,688)
EUR	3,665	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(9,922)	(91,806)	(81,884)
EUR	12,010	02/15/28	0.758%(A)	6 Month EURIBOR(2)(S)	(1,922)	17,738	19,660
EUR	5,560	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	184,452	(34,455)	(218,907)
EUR	18,400	03/20/29	1.000%(A)	6 Month EURIBOR(2)(S)	(98,036)	309,728	407,764
EUR	54,400	06/19/29	1.000%(A)	6 Month EURIBOR(2)(S)	140,958	597,969	457,011
EUR	1,650	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(396)	(62,263)	(61,867)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR	1,490	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	$53,681	$5,834	$(47,847)
EUR	370	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	16,650	5,067	(11,583)
EUR	580	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	26,149	(1,377)	(27,526)
EUR	5,680	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(111,077)	(111,077)
EUR	5,680	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	107,827	107,827
EUR	985	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	40,665	(7,883)	(48,548)
EUR	1,500	03/16/46	1.500%(A)	6 Month EURIBOR(1)(S)	61,245	(69,411)	(130,656)
EUR	1,010	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(24,248)	(24,248)
EUR	1,010	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	24,265	24,265
EUR	3,480	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	(34,096)	(34,096)
EUR	3,480	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	33,860	33,860
EUR	1,500	03/20/49	1.500%(A)	6 Month EURIBOR(2)(S)	(44,337)	47,217	91,554
EUR	3,800	06/19/49	1.500%(A)	6 Month EURIBOR(2)(S)	59,384	101,277	41,893
GBP	41,600	09/18/20	1.250%(A)	3 Month GBP LIBOR(2)(Q)	(2,925)	69,501	72,426
GBP	76,700	12/18/20	1.500%(A)	3 Month GBP LIBOR(2)(Q)	217,733	333,883	116,150
GBP	27,500	03/20/21	1.000%(S)	6 Month GBP LIBOR(2)(S)	(184,822)	(129,709)	55,113
GBP	41,600	09/16/21	1.500%(A)	3 Month GBP LIBOR(1)(Q)	(24,082)	(124,449)	(100,367)
GBP	76,700	12/16/21	1.500%(A)	3 Month GBP LIBOR(1)(Q)	(33,567)	(194,742)	(161,175)
GBP	8,500	03/20/24	1.500%(S)	6 Month GBP LIBOR(1)(S)	(7,579)	(94,115)	(86,536)
GBP	3,300	03/20/29	1.500%(S)	6 Month GBP LIBOR(2)(S)	(34,591)	20,125	54,716
GBP	3,040	03/20/29	1.500%(S)	6 Month GBP LIBOR(1)(S)	48,858	(18,539)	(67,397)
GBP	5,600	06/19/29	1.500%(S)	6 Month GBP LIBOR(2)(S)	43,462	22,794	(20,668)
GBP	6,030	03/20/49	1.750%(S)	6 Month GBP LIBOR(1)(S)	(172,496)	(388,363)	(215,867)
GBP	800	03/20/49	1.750%(S)	6 Month GBP LIBOR(2)(S)	(3,496)	51,524	55,020
JPY	4,376,090	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(2,460)	(2,460)
JPY	2,260,000	12/20/21	0.500%(S)	6 Month JPY LIBOR(2)(S)	556,667	308,703	(247,964)
JPY	120,000	09/18/23	1.000%(S)	6 Month JPY LIBOR(1)(S)	(46,163)	(47,877)	(1,714)
JPY	8,200,000	03/20/24	0.100%(S)	6 Month JPY LIBOR(2)(S)	(243,249)	276,184	519,433
JPY	370,000	03/18/26	0.300%(S)	6 Month JPY LIBOR(1)(S)	(15,491)	(58,183)	(42,692)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
JPY	332,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	$(6,012)	$(48,219)	$(42,207)
JPY	1,140,000	03/20/28	0.300%(S)	6 Month JPY LIBOR(1)(S)	37,920	(140,390)	(178,310)
JPY	260,000	06/18/28	0.399%(S)	6 Month JPY LIBOR(1)(S)	(248)	(55,322)	(55,074)
JPY	5,274,000	03/20/29	0.450%(S)	6 Month JPY LIBOR(1)(S)	(394,445)	(1,257,287)	(862,842)
JPY	180,000	03/20/29	0.450%(S)	6 Month JPY LIBOR(1)(S)	(10,461)	(42,911)	(32,450)
JPY	6,130,000	06/19/33	1.500%(S)	6 Month JPY LIBOR(2)(S)	4,584,725	9,221,843	4,637,118
JPY	1,260,000	06/17/35	1.250%(S)	6 Month JPY LIBOR(2)(S)	1,672,772	1,534,218	(138,554)
JPY	1,401,474	12/20/38	0.750%(S)	6 Month JPY LIBOR(1)(S)	182,950	(504,408)	(687,358)
JPY	550,000	03/21/48	1.000%(S)	6 Month JPY LIBOR(1)(S)	(128,860)	(377,831)	(248,971)
MXN	101,500	01/12/23	5.825%(M)	28 Day Mexican Interbank Rate(2)(M)	(403,055)	(494,904)	(91,849)
MXN	51,200	11/28/28	9.182%(M)	28 Day Mexican Interbank Rate(2)(M)	—	62,196	62,196
NZD	11,130	02/14/20	2.500%(S)	3 Month BBR(2)(Q)	10,303	38,716	28,413
NZD	3,300	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	10,087	(138,077)	(148,164)
	82,120	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	130,674	130,674
	13,106	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	87,467	87,467
	12,898	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	86,001	86,001
	27,530	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(13,883)	210,346	224,229
	5,585	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	—	43,555	43,555
	8,995	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	77,610	77,610
	26,690	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	286,207	286,207
	37,645	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	10,628	257,788	247,160
	104,255	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	324,281	721,100	396,819
	58,570	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	7,453	133,328	125,875
	32,650	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	9,730	163,264	153,534
	19,890	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	218	68,265	68,047
	32,100	03/02/20	—(8)	—(8)	—	10,775	10,775
	9,425	03/08/20	2.157%(A)	1 Day USOIS(1)(A)	—	12,674	12,674
	41,265	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(5,110)	(28,455)	(23,345)
	7,800	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	2,010	(7,380)	(9,390)
	933,400	04/01/20	3.200%(S)	3 Month LIBOR(2)(Q)	61,485	2,279,795	2,218,310
	25,710	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	(17,965)	(17,965)
	118,100	06/20/20	1.750%(S)	3 Month LIBOR(1)(Q)	2,049,326	1,677,792	(371,534)
	31,650	06/20/20	1.750%(S)	3 Month LIBOR(1)(Q)	593,867	449,637	(144,230)
	12,895	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	206,773	206,773
	10,700	12/19/20	2.750%(S)	3 Month LIBOR(1)(Q)	92,448	(16,815)	(109,263)
	933,400	04/01/21	3.200%(S)	3 Month LIBOR(1)(Q)	523	(3,139,471)	(3,139,994)
	66,400	06/28/21	1.450%(S)	3 Month LIBOR(1)(Q)	—	1,454,166	1,454,166
	67,500	04/26/22	—(3)	—(3)	—	(3,912)	(3,912)
	4,115	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(17,352)	(17,352)
	11,900	06/12/22	—(5)	—(5)	—	15,368	15,368

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
9,100	06/12/22	—(6)	—(6)	$—	$16,022	$16,022
46,700	06/19/22	—(7)	—(7)	(3,503)	52,856	56,359
11,100	12/16/22	2.250%(S)	3 Month LIBOR(2)(Q)	77,072	(138,874)	(215,946)
12,800	12/20/22	2.250%(S)	3 Month LIBOR(2)(Q)	16,122	(160,676)	(176,798)
34,100	04/27/23	—(4)	—(4)	—	(1,407)	(1,407)
30,500	06/20/23	2.000%(S)	3 Month LIBOR(2)(Q)	(1,054,102)	(753,110)	300,992
12,100	06/20/23	2.000%(S)	3 Month LIBOR(2)(Q)	(467,455)	(298,775)	168,680
5,300	10/19/23	2.655%(S)	3 Month LIBOR(2)(Q)	—	19,303	19,303
3,000	11/19/23	2.670%(S)	3 Month LIBOR(2)(Q)	—	11,999	11,999
3,000	12/12/23	2.681%(S)	3 Month LIBOR(2)(Q)	—	13,036	13,036
19,100	12/19/23	2.750%(S)	3 Month LIBOR(2)(Q)	(129,013)	152,151	281,164
14,400	12/19/23	2.750%(S)	3 Month LIBOR(2)(Q)	(273,014)	109,052	382,066
8,100	12/19/23	2.500%(S)	3 Month LIBOR(2)(Q)	(65,124)	(33,850)	31,274
20,790	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(29,385)	293,665	323,050
17,357	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(18,884)	274,670	293,554
7,650	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	18,313	135,282	116,969
3,650	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	93,944	93,944
77,470	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	326,551	1,316,652	990,101
27,715	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	93,140	462,343	369,203
10,825	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	184,994	184,994
27,025	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	84,797	390,762	305,965
5,430	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	4,311	(58,189)	(62,500)
840	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(26,709)	(26,709)
7,100	04/30/25	2.683%(A)	1 Day USOIS(1)(A)	2,834	(207,565)	(210,399)
5,000	04/30/25	2.714%(A)	1 Day USOIS(1)(A)	(78)	(155,817)	(155,739)
2,400	04/30/25	2.673%(A)	1 Day USOIS(1)(A)	—	(68,083)	(68,083)
2,300	04/30/25	2.710%(A)	1 Day USOIS(1)(A)	—	(71,297)	(71,297)
2,200	04/30/25	2.696%(A)	1 Day USOIS(1)(A)	—	(66,184)	(66,184)
1,900	04/30/25	2.684%(A)	1 Day USOIS(1)(A)	(60)	(43,791)	(43,731)
38,906	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(27,036)	(918,635)	(891,599)
26,838	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	845	(817,273)	(818,118)
9,980	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	7,874	(301,231)	(309,105)
2,260	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(67,555)	(67,555)
3,700	04/21/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	57,557	57,557
9,700	04/27/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	151,406	151,406

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
12,600	07/20/26	1.850%(S)	3 Month LIBOR(1)(Q)	$—	$457,596	$457,596
23,000	07/27/26	2.000%(S)	3 Month LIBOR(1)(Q)	404,687	684,137	279,450
3,500	07/27/26	1.850%(S)	3 Month LIBOR(1)(Q)	—	127,320	127,320
2,600	12/07/26	2.400%(S)	3 Month LIBOR(1)(Q)	29,472	35,006	5,534
8,910	12/21/26	1.750%(S)	3 Month LIBOR(1)(Q)	(281,388)	583,799	865,187
15,149	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	200,925	611,724	410,799
7,220	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(4,905)	145,305	150,210
6,825	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	7,689	233,100	225,411
2,515	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	72,754	72,754
4,780	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	128,586	128,586
3,295	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	140,558	140,558
1,835	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	51,519	51,519
15,430	04/17/28	3.100%(S)	3 Month LIBOR(1)(Q)	(46,560)	(167,424)	(120,864)
17,400	06/20/28	2.250%(S)	3 Month LIBOR(1)(Q)	1,088,877	659,883	(428,994)
5,500	06/20/28	2.250%(S)	3 Month LIBOR(1)(Q)	303,358	208,584	(94,774)
8,050	07/18/28	2.765%(S)	3 Month LIBOR(1)(Q)	—	(90,513)	(90,513)
6,707	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(24,224)	(101,150)	(76,926)
6,396	08/15/28	2.835%(Q)	3 Month LIBOR(1)(Q)	(23,046)	(72,143)	(49,097)
15,100	09/13/28	3.134%(S)	3 Month LIBOR(1)(Q)	—	(161,365)	(161,365)
3,800	12/19/28	3.000%(S)	3 Month LIBOR(1)(Q)	104,087	(89,115)	(193,202)
900	12/19/28	3.000%(S)	3 Month LIBOR(1)(Q)	5,750	(22,921)	(28,671)
31,700	06/19/29	3.000%(S)	3 Month LIBOR(1)(Q)	(396,817)	(769,465)	(372,648)
3,850	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	90,808	90,808
2,750	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	571,616	571,616
435	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	14,443	14,443
1,780	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	409,643	409,643
2,640	12/15/47	2.000%(A)	1 Day USOIS(1)(A)	6,167	280,504	274,337
16,600	12/20/47	2.750%(S)	3 Month LIBOR(1)(Q)	(457,280)	411,800	869,080
1,232	12/20/47	2.478%(A)	1 Day USOIS(1)(A)	6,870	9,103	2,233
620	12/20/47	2.499%(A)	1 Day USOIS(1)(A)	1,548	1,859	311
600	12/20/47	2.428%(A)	1 Day USOIS(1)(A)	1,449	10,753	9,304
2,885	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	(79,315)	(79,315)
1,045	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	62,787	62,787
970	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	41,972	41,972
7,700	06/20/48	2.500%(S)	3 Month LIBOR(1)(Q)	853,371	592,095	(261,276)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
	150	11/19/48	2.951%(S)	3 Month LIBOR(1)(Q)	$—	$(2,575)	$(2,575)
	200	12/12/48	2.953%(S)	3 Month LIBOR(1)(Q)	—	(3,470)	(3,470)
	11,200	12/19/48	3.000%(S)	3 Month LIBOR(1)(Q)	309,923	(302,182)	(612,105)
	3,200	12/19/48	3.000%(S)	3 Month LIBOR(1)(Q)	191,086	(86,816)	(277,902)
ZAR	28,300	06/20/23	7.250%(Q)	3 Month JIBAR(2)(Q)	11,000	(27,493)	(38,493)
ZAR	102,200	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(5,413)	19,072	24,485

					$10,363,324	$20,152,041	$9,788,717

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
ILS	66,400	03/21/20	0.270%(A)	3 Month TELBOR(1)(Q)	$33,121	$—	$33,121	Goldman Sachs Bank, USA
ILS	74,200	06/20/20	0.420%(A)	3 Month TELBOR(1)(Q)	21,890	—	21,890	JPMorgan Chase Bank, N.A.
ILS	68,900	06/20/20	0.370%(A)	3 Month TELBOR(1)(Q)	38,836	5,218	33,618	Goldman Sachs Bank, USA
ILS	33,500	06/20/20	0.370%(A)	3 Month TELBOR(1)(Q)	18,883	—	18,883	Bank of America, N.A.
ILS	22,700	06/20/20	0.370%(A)	3 Month TELBOR(1)(Q)	12,795	—	12,795	HSBC Bank USA, N.A.
ILS	13,900	03/21/28	1.883%(A)	3 Month TELBOR(2)(Q)	(14,075)	—	(14,075)	Goldman Sachs Bank, USA
ILS	16,000	06/20/28	2.078%(A)	3 Month TELBOR(2)(Q)	26,080	—	26,080	JPMorgan Chase Bank, N.A.
ILS	14,800	06/20/28	1.998%(A)	3 Month TELBOR(2)(Q)	(5,253)	—	(5,253)	Goldman Sachs Bank, USA
ILS	7,000	06/20/28	1.998%(A)	3 Month TELBOR(2)(Q)	(2,485)	—	(2,485)	Bank of America, N.A.
ILS	4,700	06/20/28	1.998%(A)	3 Month TELBOR(2)(Q)	(1,669)	306	(1,975)	HSBC Bank USA, N.A.
KRW	15,054,200	07/10/27	2.030%(Q)	3 Month KWCDC(1)(Q)	(244,179)	—	(244,179)	BNP Paribas S.A.
KRW	6,914,800	07/10/27	1.993%(Q)	3 Month KWCDC(1)(Q)	(93,296)	—	(93,296)	JPMorgan Chase Bank, N.A.

					$(209,352)	$5,524	$(214,876)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(4)	Portfolio pays the floating rate of 1 Month LIBOR plus 7.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(5)	Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(6)	Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(7)	Portfolio pays the floating rate of 1 Month LIBOR plus 8.50 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(8)	Portfolio pays the floating rate of 1 Month LIBOR plus 11.70 bps monthly and receives the floating rate of 3 Month LIBOR quarterly.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Bloomberg Commodity Index 1-Month Forward Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	Goldman Sachs International	02/15/19	29,461	$(1,257,356)	—	$(1,257,356)
Bloomberg Commodity Index 1-Month Forward Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	BNP Paribas S.A.	02/15/19	4,627	(197,486)	—	(197,486)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	BNP Paribas S.A.	02/15/19	84,053	(3,641,217)	—	(3,641,217)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bills +12bps(M)	BNP Paribas S.A.	02/15/19	29,136	(1,262,209)	(133,632)	(1,128,577)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +13bps(M)	Goldman Sachs International	02/15/19	6,777	(293,578)	—	(293,578)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bills +12bps(M)	Merrill Lynch International	02/15/19	390	(16,908)	—	(16,908)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +13bps(M)	JPMorgan Chase Bank, N.A.	02/15/19	82	(3,536)	—	(3,536)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill + 12bps(M)	Citibank, N.A.	02/15/19	(272)	11,794	—	11,794
CBEO SKEW Index(T)	+ 25bps(M)	Goldman Sachs International	02/15/19	10,952	(45,213)	—	(45,213)
Citi Congestion Ex PM M F2 Index(M)	+ 17bps(M)	Citibank, N.A.	02/15/19	4,106	1,737	—	1,737
Citi Congestion Ex PM M F3 Index(M)	+ 17bps(M)	Citibank, N.A.	02/15/19	4,057	12,854	—	12,854
Citigroup Civics 3 Total Return Index(M)	3 Month U.S. Treasury Bill + 15bps(M)	Citibank, N.A.	02/15/19	51,981	(2,221,470)	—	(2,221,470)
Corn Futures, fixed price $398.38(T)(3)	—	JPMorgan Chase Bank, N.A.	11/22/19	(25)	(213)	—	(213)
Corn Futures, fixed price $398.50(T)(3)	—	JPMorgan Chase Bank, N.A.	11/22/19	15	146	—	146
Corn Futures, fixed price $398.50(T)(3)	—	Goldman Sachs International	11/22/19	(30)	(293)	—	(293)
Corn Futures, fixed price $398.75(T)(3)	—	Goldman Sachs International	11/22/19	15	183	—	183
Corn Futures, fixed price $402.25(T)(3)	—	Goldman Sachs International	11/22/19	35	1,622	—	1,622
Corn Futures, fixed price $402.25(T)(3)	—	Goldman Sachs International	11/22/19	(35)	(1,622)	—	(1,622)
Corn Futures, fixed price $403.25(T)(3)	—	Goldman Sachs International	11/22/19	40	2,244	—	2,244
Custom Commodity Forward Index, fixed price $1.84(T)(3)	—	Citibank, N.A.	12/31/21	(10)	(10,208)	(384)	(9,824)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +18bps(M)	Societe Generale	08/22/19	9,211	—	—	—
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +38bps(M)	BNP Paribas S.A.	08/26/19	2,719	(329,479)	(104,826)	(224,653)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +40bps(M)	BNP Paribas S.A.	11/06/19	21,279	$(626,213)	—	$(626,213)
European Refined Margin, fixed price $10.00(T)(3)	—	BNP Paribas S.A.	12/31/20	(20)	(37,953)	(27,240)	(10,713)
European Refined Margin, fixed price $5.35(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/19	(1)	(726)	—	(726)
European Refined Margin, fixed price $5.42(T)(3)	—	Goldman Sachs International	12/31/19	(4)	(2,405)	—	(2,405)
European Refined Margin, fixed price $6.00(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/19	(1)	(1,486)	—	(1,486)
European Refined Margin, fixed price $6.04(T)(3)	—	Goldman Sachs International	03/31/19	1	83	—	83
European Refined Margin, fixed price $6.08(T)(3)	—	BNP Paribas S.A.	12/31/19	1	1,185	—	1,185
European Refined Margin, fixed price $6.15(T)(3)	—	Morgan Stanley Capital Services LLC	03/31/19	(2)	(519)	—	(519)
European Refined Margin, fixed price $6.20(T)(3)	—	Morgan Stanley Capital Services LLC	03/31/19	(2)	(623)	—	(623)
European Refined Margin, fixed price $6.25(T)(3)	—	BNP Paribas S.A.	12/31/19	(1)	(355)	—	(355)
European Refined Margin, fixed price $6.64(T)(3)	—	BNP Paribas S.A.	03/31/19	1	441	—	441
European Refined Margin, fixed price $6.75(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/19	(5)	(3,783)	(1,368)	(2,415)
European Refined Margin, fixed price $6.87(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/19	(1)	(1,526)	—	(1,526)
European Refined Margin, fixed price $6.97(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/19	(1)	(1,644)	—	(1,644)
European Refined Margin, fixed price $7.00(T)(3)	—	Morgan Stanley Capital Services LLC	06/30/19	2	517	—	517
European Refined Margin, fixed price $7.01(T)(3)	—	Morgan Stanley Capital Services LLC	06/30/19	2	528	—	528
European Refined Margin, fixed price $7.05(T)(3)	—	Goldman Sachs International	12/31/19	(11)	(11,703)	(648)	(11,055)
European Refined Margin, fixed price $7.15(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/19	1	1,855	—	1,855
European Refined Margin, fixed price $8.52(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	(1)	(528)	—	(528)
European Refined Margin, fixed price $8.55(T)(3)	—	Goldman Sachs International	12/31/20	8	3,941	172	3,769
European Refined Margin, fixed price $8.58(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	(32)	(16,134)	—	(16,134)
European Refined Margin, fixed price $8.92(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/19	5	8,505	—	8,505

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
European Refined Margin, fixed price $9.90(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/20	(1)	$(2,117)	—	$(2,117)
European Refined Margin, fixed price $9.97(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	(1)	(2,198)	—	(2,198)
IOS.FN30.450.10 Index(M)	1 Month LIBOR(M)	Credit Suisse International	01/12/41	3,066	(34,357)	(9,395)	(24,962)
J.P. Morgan DEWE Commodity Index(M)	+ 30 bps(M)	JPMorgan Chase Bank, N.A.	02/15/19	11,306	29,989	—	29,989
J.P. Morgan FNJ 1 Index(M)	+ 35bps(M)	JPMorgan Chase Bank, N.A.	02/15/19	11,596	(94,731)	(17,776)	(76,955)
JPMorgan Custom Commodity Index(M)	+ 17bps(M)	JPMorgan Chase Bank, N.A.	02/15/19	9,760	(376,302)	—	(376,302)
JPMorgan Custom Commodity Index(T)	+ 15bps(M)	JPMorgan Chase Bank, N.A.	02/15/19	5,065	9,200	—	9,200
KC Hard Red Winter Wheat Weekly Options, fixed price $510.38(T)(3)	—	JPMorgan Chase Bank, N.A.	02/22/19	(20)	(4,308)	—	(4,308)
London Gold Market Fixing Ltd. PM, pay strike 1.782%(T)(4)	—	Societe Generale	06/08/20	262	(49,206)	—	(49,206)
London Gold Market Fixing Ltd. PM, pay strike 1.960%(T)(4)	—	Morgan Stanley Capital Services LLC	05/12/20	321	(372)	—	(372)
London Gold Market Fixing Ltd. PM, pay strike 3.063%(T)(4)	—	Morgan Stanley Capital Services LLC	10/08/19	571	(9,510)	—	(9,510)
London Gold Market Fixing Ltd. PM, pay strike 3.240%(T)(4)	—	Morgan Stanley Capital Services LLC	07/26/19	592	9,792	—	9,792
London Gold Market Fixing Ltd. PM, pay strike 3.294%(T)(4)	—	Morgan Stanley Capital Services LLC	07/17/19	579	10,048	—	10,048
London Gold Market Fixing Ltd. PM, pay strike 7.023%(T)(4)	—	Goldman Sachs International	07/29/20	15	75,719	—	75,719
London Gold Market Fixing Ltd. PM, pay strike 7.840%(T)(4)	—	Goldman Sachs International	09/09/20	7	37,996	—	37,996
London Gold Market Fixing Ltd. PM, receive strike 3.861%(T)(4)	—	JPMorgan Chase Bank, N.A.	07/29/20	1,374	(28,639)	—	(28,639)
London Gold Market Fixing Ltd. PM, receive strike 3.976%(T)(4)	—	JPMorgan Chase Bank, N.A.	07/29/20	135	(2,971)	—	(2,971)
London Gold Market Fixing Ltd. PM, receive strike 4.268%(T)(4)	—	JPMorgan Chase Bank, N.A.	09/09/20	714	(13,848)	—	(13,848)
London Silver Market Fixing Ltd., receive strike 3.706%(T)(4)	—	Morgan Stanley Capital Services LLC	07/09/19	468	10,344	—	10,344
London Silver Market Fixing Ltd., receive strike 4.410%(T)(4)	—	Societe Generale	06/08/20	167	3,918	—	3,918

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
London Silver Market Fixing Ltd., receive strike 4.580%(T)(4)	—	Morgan Stanley Capital Services LLC	05/12/20	210	$5,430	—	$5,430
London Silver Market Fixing Ltd., receive strike 7.023%(T)(4)	—	Morgan Stanley Capital Services LLC	10/08/19	377	13,978	—	13,978
London Silver Market Fixing Ltd., receive strike 7.317%(T)(4)	—	Morgan Stanley Capital Services LLC	07/17/19	388	(16,271)	—	(16,271)
London Silver Market Fixing Ltd., receive strike 7.398%(T)(4)	—	Morgan Stanley Capital Services LLC	07/26/19	392	(16,590)	—	(16,590)
Naphtha Fuel Oil Spread, fixed price $5.68(T)(3)	—	JPMorgan Chase Bank, N.A.	03/31/19	(1)	(553)	—	(553)
Naphtha Fuel Oil Spread, fixed price $8.05(T)(3)	—	Goldman Sachs International	03/31/19	(4)	(14,736)	(5,113)	(9,623)
Naphtha Fuel Oil Spread, fixed price $8.70(T)(3)	—	BNP Paribas S.A.	03/31/19	(5)	(19,992)	(7,905)	(12,087)
No. 2 Soft Red Winter Wheat Futures, fixed price $524.00(T)(3)	—	Goldman Sachs International	06/21/19	40	2,171	—	2,171
PIMCO Custom Commodity Basket Index(M)	—	Canadian Imperial Bank of Commerce	02/15/19	8,059	(317,631)	—	(317,631)
Platinum—Gold Spread, fixed price $410.75(T)(3)	—	BNP Paribas S.A.	07/09/19	— (r)	(23,388)	—	(23,388)
Soybean Futures, fixed price $953.69(T)(3)	—	JPMorgan Chase Bank, N.A.	10/25/19	(40)	(7,211)	—	(7,211)
Weighted Basket of Refined Products, fixed price $5.00(T)(3)	—	JPMorgan Chase Bank, N.A.	03/31/19	1	249	—	249
Weighted Basket of Refined Products, fixed price $5.00(T)(3)	—	Morgan Stanley Capital Services LLC	03/31/19	(1)	(187)	—	(187)
Wheat Futures, fixed price $507.00(T)(3)	—	JPMorgan Chase Bank, N.A.	02/22/19	25	934	—	934
Wheat Futures, fixed price $508.25(T)(3)	—	JPMorgan Chase Bank, N.A.	02/22/19	(20)	(996)	—	(996)
Wheat Futures, fixed price $511.00(T)(3)	—	Goldman Sachs International	02/22/19	15	1,158	—	1,158
Wheat Futures, fixed price $514.00(T)(3)	—	Goldman Sachs International	02/22/19	(50)	(5,354)	—	(5,354)
Wheat Futures, fixed price $515.13(T)(3)	—	Goldman Sachs International	02/22/19	20	2,366	—	2,366
Wheat Futures, fixed price $518.75(T)(3)	—	Goldman Sachs International	02/22/19	50	7,720	—	7,720
Wheat Futures, fixed price $521.00(T)(3)	—	Goldman Sachs International	02/22/19	(15)	(2,652)	—	(2,652)
Wheat Futures, fixed price $527.5(T)(3)	—	Goldman Sachs International	02/22/19	60	14,493	—	14,493

					$(10,747,366)	$(308,115)	$(10,439,251)

(r)	Less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(3)

Commodity Forward Swap. Notional amount represents the number of units of the underlying commodity. Fixed price represents the fixed amount per underlying contract used to determine net settlement amount.

(4)	Variance Swap. The Portfolio receives the strike and pays the volatility when long on the contract, and pays the strike and receives the volatility when short on the contract.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(115,546)

OTC Swap Agreements	$4,095,378	$(5,376,158)	$4,327,851	$(12,118,223)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$1,605,353	$19,510,923
Goldman Sachs & Co.	5,412,211	19,611,034
Morgan Stanley & Co. LLC	10,028,938	42,259,083

Total	$17,046,502	$81,381,040

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,296,399,821	$—	$—
Common Stocks	2,448,604,086	1,134,517,841	—
Preferred Stocks	24,453,054	—	—
Rights	122,137	—	—
Unaffiliated Exchange Traded Funds	748,978,820	—	—
Asset-Backed Securities
Automobiles	—	3,501,691	—
Collateralized Loan Obligations	—	184,635,693	—
Consumer Loans	—	17,117,287	—
Credit Cards	—	5,228,652	—
Home Equity Loans	—	44,644,913	—
Other	—	1,351,950	—
Residential Mortgage-Backed Securities	—	82,453,182	1,400,000
Student Loans	—	7,322,679	—
Bank Loans	—	13,779,771	1,616,998
Commercial Mortgage-Backed Securities	—	127,098,580	—
Corporate Bonds	—	933,310,544	—
Municipal Bonds	—	20,748,843	—
Residential Mortgage-Backed Securities	—	150,961,602	4,900,000
Sovereign Bonds	—	397,862,551	—
U.S. Government Agency Obligations	—	290,320,663	—
U.S. Treasury Obligations	—	861,920,924	—
Foreign Treasury Obligations	—	76,805,738	—
Certificate of Deposit	—	4,302,032	—
Commercial Paper	—	2,591,521	—
Bankers Acceptances	—	8,202,660	—
Options Purchased	23,734	543,316	—
Sovereign Bond – Short	—	(10,538,529)	—
Options Written	(513,637)	(905,575)	—
Other Financial Instruments*

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Financial Futures Contracts	$3,326,468	$—	$—
Commodity Futures Contracts	608,011	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,547,732)	—
OTC Cross Currency Exchange Contracts	—	(10,920)	—
Centrally Cleared Credit Default Swap Agreements	—	1,896,475	—
OTC Credit Default Swap Agreements	—	(2,584,602)	—
OTC Currency Swap Agreements	—	4,567,301	—
OTC Forward Rate Swap Agreements	—	—	(115,546)
OTC Inflation Swap Agreements	—	(97,133)	—
Centrally Cleared Inflation Swap Agreements	—	299,486	—
Centrally Cleared Interest Rate Swap Agreements	—	9,788,717	—
OTC Interest Rate Swap Agreements	—	(209,352)	—
OTC Total Return Swap Agreements	—	(10,747,366)	—

Total	$4,522,002,494	$4,358,133,403	$7,801,452

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (7.8% represents investments purchased with collateral from securities on loan)	17.0%
U.S. Treasury Obligations	11.3
Unaffiliated Exchange Traded Funds	9.8
Banks	7.8
Sovereign Bonds	5.2
U.S. Government Agency Obligations	3.8
Residential Mortgage-Backed Securities	3.1
Pharmaceuticals	3.0
Software	2.9
Equity Real Estate Investment Trusts (REITs)	2.9
Oil, Gas & Consumable Fuels	2.5
Collateralized Loan Obligations	2.4
Insurance	2.3
Health Care Equipment & Supplies	1.9
Capital Markets	1.8
IT Services	1.8
Internet & Direct Marketing Retail	1.7
Commercial Mortgage-Backed Securities	1.7
Interactive Media & Services	1.3
Semiconductors & Semiconductor Equipment	1.3
Chemicals	1.3
Electric Utilities	1.3
Hotels, Restaurants & Leisure	1.2
Aerospace & Defense	1.1
Foreign Treasury Obligations	1.0
Machinery	1.0
Food Products	0.9
Media	0.9
Biotechnology	0.8
Airlines	0.8
Beverages	0.7
Building Products	0.7
Electronic Equipment, Instruments & Components	0.7
Food & Staples Retailing	0.7
Household Products	0.7

Diversified Financial Services	0.6%
Entertainment	0.6
Diversified Telecommunication Services	0.6
Electric	0.6
Oil & Gas	0.6
Communications Equipment	0.6
Home Equity Loans	0.6
Auto Manufacturers	0.6
Automobiles	0.6
Air Freight & Logistics	0.5
Telecommunications	0.5
Life Sciences Tools & Services	0.5
Professional Services	0.4
Metals & Mining	0.4
Industrial Conglomerates	0.4
Auto Components	0.4
Trading Companies & Distributors	0.3
Containers & Packaging	0.3
Commercial Services & Supplies	0.3
Personal Products	0.3
Pipelines	0.3
Specialty Retail	0.3
Road & Rail	0.3
Wireless Telecommunication Services	0.3
Real Estate Investment Trusts (REITs)	0.3
Municipal Bonds	0.3
Health Care Providers & Services	0.3
Household Durables	0.3
Consumer Loans	0.2
Healthcare-Services	0.2
Multi-Utilities	0.2
Textiles, Apparel & Luxury Goods	0.2
Multiline Retail	0.2
Energy Equipment & Services	0.2
Tobacco	0.2
Foods	0.2
Commercial Services	0.2
Construction & Engineering	0.2
Health Care Technology	0.2
Thrifts & Mortgage Finance	0.2
Mining	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (cont.)

Retail	0.2%
Agriculture	0.1
Healthcare-Products	0.1
Computers	0.1
Construction Materials	0.1
Bankers Acceptances	0.1
Auto Parts & Equipment	0.1
Real Estate Management & Development	0.1
Transportation	0.1
Real Estate	0.1
Consumer Finance	0.1
Gas	0.1
Student Loans	0.1
Home Builders	0.1
Paper & Forest Products	0.1
Multi-National	0.1
Trucking & Leasing	0.1
Lodging	0.1
Credit Cards	0.1
Miscellaneous Manufacturing	0.1
Electrical Equipment	0.1
Semiconductors	0.1
Certificates of Deposit	0.1
Holding Companies-Diversified	0.1
Savings & Loans	0.1
Commercial Paper	0.0	*
Machinery-Diversified	0.0	*
Building Materials	0.0	*
Leisure Products	0.0	*
Office/Business Equipment	0.0	*
Household Products/Wares	0.0	*
Distributors	0.0	*
Internet	0.0	*
Forest Products & Paper	0.0	*
Marine	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*
Other	0.0	*
Packaging & Containers	0.0	*
Electronics	0.0	*
Apparel	0.0	*
Home Furnishings	0.0	*
Options Purchased	0.0	*
Machinery-Construction & Mining	0.0	*
Iron/Steel	0.0	*
Housewares	0.0	*
Oil & Gas Services	0.0	*

	116.6
Sovereign Bond	(0.2)
Options Written	(0.0	)*
Liabilities in excess of other assets	(16.4)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker — variation margin futures	$7,755,714	*	Due from/to broker — variation margin futures	$7,147,703	*
Commodity contracts	Premiums paid for OTC swap agreements	172		Premiums received for OTC swap agreements	194,066
Commodity contracts	—	—		Options written outstanding, at value	299,396
Commodity contracts	Unrealized appreciation on OTC swap agreements	282,968		Unrealized depreciation on OTC swap agreements	9,846,391
Credit contracts	Due from/to broker — variation margin swaps	3,239,189	*	Due from/to broker — variation margin swaps	1,342,714	*
Credit contracts	Premiums paid for OTC swap agreements	371,707		Premiums received for OTC swap agreements	5,067,871
Credit contracts	Unaffiliated investments	6,522		Options written outstanding, at value	605,907
Credit contracts	Unrealized appreciation on OTC swap agreements	2,879,738		Unrealized depreciation on OTC swap agreements	768,176
Equity contracts	—	—		Due from/to broker — variation margin futures	9,080,533	*
Equity contracts	—	—		Premiums received for OTC swap agreements	104,826
Equity contracts	Unaffiliated investments	122,137		—	—
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	850,866
Foreign exchange contracts	Unaffiliated investments	120,402		Options written outstanding, at value	249,538
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	11,581		Unrealized depreciation on OTC cross currency exchange contracts	22,501
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	5,318,684		Unrealized depreciation on OTC forward foreign currency exchange contracts	7,866,416
Interest rate contracts	Due from/to broker — variation margin futures	23,586,741	*	Due from/to broker — variation margin futures	11,179,740	*
Interest rate contracts	Due from/to broker — variation margin swaps	25,458,981	*	Due from/to broker — variation margin swaps	15,370,778	*
Interest rate contracts	Premiums paid for OTC swap agreements	3,723,499		Premiums received for OTC swap agreements	9,395
Interest rate contracts	Unaffiliated investments	440,126		Options written outstanding, at value	264,371
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	115,546
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,165,145		Unrealized depreciation on OTC swap agreements	652,790

Total		$74,483,306			$71,039,524

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$(98,278)	$741,435	$(313,733)	$—	$—	$(11,587,848)
Credit contracts	—	26,623	491,490	—	—	—	4,401,229
Equity contracts	100,864	—	—	(16,969,042)	—	—	(4,128,610)
Foreign exchange contracts	—	127,774	1,598,818	—	13,204,406	—	—
Interest rate contracts	—	(1,241,388)	2,615,487	(32,602,038)	—	(593,496)	24,371,574

Total	$100,864	$(1,185,269)	$5,447,230	$(49,884,813)	$13,204,406	$(593,496)	$13,056,345

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$77,770	$(130,112)	$9,673	$—	$—	$(22,972,889)
Credit contracts	—	(19,673)	(307,685)	—	—	—	(5,248,599)
Equity contracts	(1,921)	—	—	(11,395,351)	—	—	5,247
Foreign exchange contracts	—	(38,873)	(431,066)	—	12,023,014	—	—
Interest rate contracts	—	914,972	(373,685)	15,491,928	—	(122,147)	(1,167,251)

Total	$(1,921)	$934,196	$(1,242,548)	$4,106,250	$12,023,014	$(122,147)	$(29,383,492)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)
$927,638	$371,768,455	$2,635,549,084	$1,554,707,503	$448,385,871	$953,532,638

Cross Currency Exchange Contracts(4)	Credit Default Swap Agreements- Buy Protection(3)	Credit Default Swap Agreements- Sell Protection(3)	Currency Swap Agreements(3)	Forward Rate Agreements(3)	Inflation Swap Agreements(3)	Interest Rate Swap Agreements(3)	Total Return Swap Agreements(3)
$4,821,926	$389,380,078	$419,839,892	$79,530,241	$252,640,000	$158,042,403	$4,602,912,825	$366,274,879

(1)	Cost.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Counterparty	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	N/A	$586,763,835	$(586,763,835)	$—
	Royal Bank of
Securities Sold Short	Canada	(10,538,529)	—	(10,538,529)

		$576,225,306

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.(3)	$477,055	$(366,777)	$110,278	$—	$110,278
Bank of America, N.A.(4-a)	60,530	(231,641)	(171,111)	—	(171,111)
Bank of America, N.A.(4-b)	129,572	(30,231)	99,341	(99,341)	—
Barclays Bank PLC(3)	126,327	(150,630)	(24,303)	24,303	—
Barclays Bank PLC(4-b)	—	(4,689)	(4,689)	—	(4,689)
BNP Paribas S.A.(3)	—	(24,713)	(24,713)	—	(24,713)
BNP Paribas S.A.(4-a)	288,577	(788,453)	(499,876)	499,876	—
BNP Paribas S.A.(4-b)	13,335	(6,148,918)	(6,135,583)	4,775,138	(1,360,445)
Canadian Imperial Bank of Commerce(4-b)	—	(317,631)	(317,631)	317,631	—
Citibank, N.A.(3)	179,625	(1,233,367)	(1,053,742)	815,978	(237,764)
Citibank, N.A.(4-a)	4,331,145	(3,244,335)	1,086,810	(610,000)	476,810
Citibank, N.A.(4-b)	564,123	(2,330,969)	(1,766,846)	1,302,517	(464,329)
Citigroup Global Markets, Inc.(3)	—	(115,546)	(115,546)	—	(115,546)
Credit Suisse International(3)	387,441	(409,377)	(21,936)	—	(21,936)
Credit Suisse International(4-a)	32,566	—	32,566	—	32,566
Credit Suisse International(4-b)	—	(35,639)	(35,639)	—	(35,639)
Deutsche Bank AG(3)	58,267	(58,342)	(75)	—	(75)
Deutsche Bank AG(4-a)	168,852	(324,289)	(155,437)	155,437	—
Deutsche Bank AG(4-b)	218,623	(438,618)	(219,995)	—	(219,995)
Goldman Sachs Bank, USA(4-a)	2,294,614	(52,846)	2,241,768	(590,000)	1,651,768
Goldman Sachs Bank, USA(4-b)	8	(7,576)	(7,568)	—	(7,568)
Goldman Sachs International(3)	295,922	(210,043)	85,879	—	85,879
Goldman Sachs International(4-a)	666,119	(1,085,462)	(419,343)	307,666	(111,677)
Goldman Sachs International(4-b)	415,811	(1,696,541)	(1,280,730)	1,280,730	—
HSBC Bank USA, N.A.(4-a)	1,215,874	(2,558,236)	(1,342,362)	1,342,362	—
HSBC Bank USA, N.A.(4-b)	1,925	(2,303)	(378)	—	(378)
JPMorgan Chase Bank, N.A.(3)	2,067	—	2,067	—	2,067
JPMorgan Chase Bank, N.A.(4-a)	348,272	(656,057)	(307,785)	209,617	(98,168)
JPMorgan Chase Bank, N.A.(4-b)	43,411	(609,907)	(566,496)	566,496	—
Merrill Lynch International(4-b)	43,102	(58,790)	(15,688)	—	(15,688)
Morgan Stanley & Co. International PLC(3)	41,481	(29,544)	11,937	—	11,937
Morgan Stanley & Co. International PLC(4-a)	272,684	(1,472,698)	(1,200,014)	407,907	(792,107)
Morgan Stanley & Co. International PLC(4-b)	24,998	—	24,998	—	24,998
Morgan Stanley Bank, N.A.(4-a)	114,872	—	114,872	(114,872)	—
Morgan Stanley Capital Services LLC(4-a)	924,132	(308,847)	615,285	(110,000)	505,285
Morgan Stanley Capital Services LLC(4-b)	60,997	(108,378)	(47,381)	—	(47,381)
NatWest Markets PLC(4-a)	24,452	(199,831)	(175,379)	—	(175,379)
Societe Generale(4-b)	3,918	(123,127)	(119,209)	—	(119,209)
Standard Chartered PLC(4-a)	44,964	(340,002)	(295,038)	291,009	(4,029)
Standard Chartered PLC(4-b)	179,503	—	179,503	—	179,503
UBS AG(4-a)	113,458	(620,736)	(507,278)	419,279	(87,999)
UBS AG(4-b)	128,188	(9,330)	118,858	(80,000)	38,858

	$14,296,810	$(26,404,419)	$(12,107,609)	$11,111,733	$(995,876)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3)	PGIM Fixed Income (Core Plus)

(4-a)	PIMCO (International Hedge)

(4-b)	PIMCO (Real Return)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $586,763,835:
Unaffiliated investments (cost $7,378,786,356)	$7,599,321,462
Affiliated investments (cost $1,273,299,996)	1,296,399,821
Cash	325,838
Foreign currency, at value (cost $22,043,888)	22,040,091
Deposit with broker for centrally cleared/exchange-traded derivatives	17,046,502
Receivable for investments sold	249,398,021
Dividends and interest receivable	27,877,218
Receivable for Portfolio shares sold	11,657,881
Tax reclaim receivable	8,517,072
Unrealized appreciation on OTC forward foreign currency contracts	5,318,684
Unrealized appreciation on OTC swap agreements	4,327,851
Premiums paid for OTC swap agreements	4,095,378
Due from broker-variation margin futures	3,335,684
Receivable from affiliate	336,320
Cash segregated for counterparty - OTC	270,000
Unrealized appreciation on OTC cross currency exchange contracts	11,581
Prepaid expenses	65,025

Total Assets	9,250,344,429

LIABILITIES:
Payable for investments purchased	964,223,165
Payable to broker for collateral for securities on loan	598,171,863
Unrealized depreciation on OTC swap agreements	12,118,223
Securities sold short, at value (proceeds received $10,682,382)	10,538,529
Cash segregated from counterparty - OTC and TBA	9,629,000
Unrealized depreciation on OTC forward foreign currency contracts	7,866,416
Premiums received for OTC swap agreements	5,376,158
Payable to affiliate	3,942,322
Due to broker-variation margin swaps	2,521,023
Management fees payable	2,347,252
Accrued expenses and other liabilities	1,962,555
Options written outstanding, at value (premiums received $1,414,316)	1,419,212
Distribution fee payable	302,104
Unrealized depreciation on OTC forward rate agreements	115,546
Unrealized depreciation on OTC cross currency exchange contracts	22,501
Interest payable on securities sold short	20,775
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	44

Total Liabilities	1,620,577,057

NET ASSETS	$7,629,767,372

Net assets were comprised of:
Partners Equity	$7,629,767,372

Net asset value and redemption price per share, $7,629,767,372 / 429,820,605 outstanding shares of beneficial interest	$17.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $5,290,871, of which $484,440 is reimbursable by an affiliate)	$119,547,661
Interest income (net of $40,793 foreign withholding tax)	92,976,316
Affiliated dividend income	13,142,908
Income from securities lending, net (including affiliated income of $1,658,546)	2,080,106

227,746,991

EXPENSES
Management fees	56,689,624
Distribution fee	21,567,114
Custodian and accounting fees	1,409,550
Interest expense	838,215
Trustees’ fees	102,121
Audit fee	89,600
Legal fees and expenses	37,873
Shareholders’ reports	29,916
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	186,624

Total expenses	80,957,624
Less: Fee waivers and/or expense reimbursement	(3,196,222)

Net expenses	77,761,402

NET INVESTMENT INCOME (LOSS)	149,985,589

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $31,215,255)	547,720,136
Futures transactions	(49,884,813)
Options written transactions	5,447,230
Short sales transactions	1,830,616
Forward rate agreement transactions	(593,496)
Swap agreements transactions	13,056,345
Forward and cross currency contracts transactions	13,204,406
Foreign currency transactions	(6,636,311)

524,144,113

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated of $(54,509,236)) (net of change in foreign capital gains taxes $12,709)	(1,153,596,934)
Futures	4,106,250
Options written	(1,242,548)
Short sales	143,853
Forward rate agreements	(122,147)
Swap agreements	(29,383,492)
Forward and cross currency contracts	12,023,014
Foreign currencies	630,141

(1,167,441,863)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(643,297,750)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(493,312,161)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$149,985,589	$136,176,652
Net realized gain (loss) on investment and foreign currency transactions	524,144,113	410,605,287
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,167,441,863)	841,720,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(493,312,161)	1,388,502,047

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,985,746 and 2,149,632 shares, respectively]	54,029,528	36,395,041
Portfolio share repurchased [65,040,938 and 35,687,993 shares, respectively]	(1,205,701,702)	(627,802,042)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(1,151,672,174)	(591,407,001)

CAPITAL CONTRIBUTIONS	2,297,635	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,642,686,700)	797,095,046
NET ASSETS:
Beginning of year	9,272,454,072	8,475,359,026

End of year	$7,629,767,372	$9,272,454,072

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 90.7%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST AB Global Bond Portfolio*	51,123,580	$557,758,256
AST AQR Emerging Markets Equity Portfolio*	707,279	7,348,629
AST AQR Large-Cap Portfolio*	40,741,115	685,672,966
AST BlackRock Low Duration Bond Portfolio*	5,211,263	56,385,865
AST BlackRock/Loomis Sayles Bond Portfolio*	21,684,610	293,826,470
AST ClearBridge Dividend Growth Portfolio*	22,519,678	378,105,388
AST Goldman Sachs Global Income Portfolio*	25,983,467	277,503,430
AST Goldman Sachs Large-Cap Value Portfolio*	4,306,482	122,433,271
AST Goldman Sachs Mid-Cap Growth Portfolio*	3,503,425	31,600,889
AST Goldman Sachs Small-Cap Value Portfolio*	3,889,514	79,384,984
AST High Yield Portfolio*	7,845,627	77,436,334
AST Hotchkis & Wiley Large-Cap Value Portfolio*	13,329,803	340,443,176
AST International Growth Portfolio*	22,703,504	352,812,458
AST International Value Portfolio*	19,548,718	349,531,077
AST Jennison Large-Cap Growth Portfolio*	7,085,108	216,450,041
AST Loomis Sayles Large-Cap Growth Portfolio*	7,426,204	360,393,688
AST MFS Growth Portfolio*	8,894,503	215,424,874
AST MFS Large-Cap Value Portfolio*	20,431,160	368,986,745
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	703,812	20,530,194
AST Parametric Emerging Markets Equity Portfolio*	453,074	3,937,213
AST PIMCO Dynamic Bond Portfolio*	9,792,405	93,909,164
AST Prudential Core Bond Portfolio*	64,398,759	785,664,866
AST QMA International Core Equity Portfolio*	28,385,525	306,563,668
AST QMA Large-Cap Portfolio*	40,329,379	696,488,371
AST Small-Cap Growth Opportunities Portfolio*	3,924,726	69,389,155
AST Small-Cap Growth Portfolio*	1,737,651	70,844,011
AST Small-Cap Value Portfolio*	2,738,547	65,040,485
AST T. Rowe Price Large-Cap Growth Portfolio*	7,893,255	284,078,235
AST T. Rowe Price Large-Cap Value Portfolio*	26,001,798	355,444,573
AST Templeton Global Bond Portfolio*	23,137	259,602
AST WEDGE Capital Mid-Cap Value Portfolio*	962,508	20,713,179
AST Wellington Management Global Bond Portfolio*	60,547,441	667,232,806
AST Western Asset Core Plus Bond Portfolio*	49,913,240	624,913,760
AST Western Asset Emerging Markets Debt Portfolio*	1,162,856	12,372,784

TOTAL AFFILIATED MUTUAL FUNDS (cost $7,758,809,002)(w)		8,848,880,607

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $7,758,809,002)		$8,848,880,607

SHORT-TERM INVESTMENTS — 8.5%
AFFILIATED MUTUAL FUND — 8.2%
PGIM Core Ultra Short Bond Fund (cost $798,294,253)(w)	798,294,253	798,294,253

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills
2.356%	03/21/19	30,000	29,847,819

(cost $29,844,904)
TOTAL SHORT-TERM INVESTMENTS (cost $828,139,157)			828,142,072

TOTAL INVESTMENTS — 99.2% (cost $8,586,948,159)			9,677,022,679
Other assets in excess of liabilities(z) — 0.8%			78,287,112

NET ASSETS — 100.0%			$9,755,309,791

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
100	CAC40 10 Euro	Jan. 2019	$5,417,684	$(124,314)
898	2 Year U.S. Treasury Notes	Mar. 2019	190,656,625	1,129,856
1,215	10 Year U.S. Treasury Notes	Mar. 2019	148,248,984	2,782,477
20	DAX Index	Mar. 2019	6,050,425	(116,180)
852	Euro STOXX 50 Index	Mar. 2019	29,031,588	(900,525)
126	FTSE 100 Index	Mar. 2019	10,694,325	(135,895)
478	Mini MSCI EAFE Index	Mar. 2019	41,012,400	(539,253)
202	Russell 2000 E-Mini Index	Mar. 2019	13,624,900	(747,489)
1,400	S&P 500 E-Mini Index	Mar. 2019	175,364,000	(9,044,951)
190	S&P 500 Index	Mar. 2019	118,997,000	(6,830,500)
337	TOPIX Index	Mar. 2019	45,920,305	(2,335,482)

				$(16,862,256)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$3,889,290	$29,847,819

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$9,647,174,860	$—	$—
U.S. Treasury Obligation	—	29,847,819	—
Other Financial Instruments*
Futures Contracts	(16,862,256)	—	—

Total	$9,630,312,604	$29,847,819	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Core Bond	34.4%
Large/Mid-Cap Growth	25.5
Large/Mid-Cap Value	12.6
Ultra Short Bond	8.2
International Value	6.7
Large/Mid-Cap Blend	3.9
International Growth	3.6
Small-Cap Value	1.5

Small-Cap Growth	1.4%
High Yield	0.8
U.S. Treasury Obligation	0.3
Emerging Markets	0.3

99.2
Other assets in excess of liabilities	0.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$20,774,589	*
Interest rate contracts	Due from/to broker — variation margin futures	3,912,333	*	—	—

Total		$3,912,333			$20,774,589

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(26,185,398)
Interest rate contracts	(7,021,100)

Total	$(33,206,498)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(25,240,942)
Interest rate contracts	5,172,786

Total	$(20,068,156)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$1,031,300,882

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $8,557,103,255)	$9,647,174,860
Unaffiliated investments (cost $29,844,904)	29,847,819
Foreign currency, at value (cost $9,282,669)	9,501,099
Deposit with broker for centrally cleared/exchange-traded derivatives	3,889,290
Receivable for investments sold	49,054,800
Receivable for Portfolio shares sold	13,868,135
Due from broker-variation margin futures	2,770,432
Prepaid expenses	8,951

Total Assets	9,756,115,386

LIABILITIES:
Management fees payable	590,456
Custodian and accounting fees payable	163,540
Accrued expenses and other liabilities	49,742
Payable for Portfolio shares repurchased	1,488
Affiliated transfer agent fee payable	369

Total Liabilities	805,595

NET ASSETS	$9,755,309,791

Net assets were comprised of:
Partners Equity	$9,755,309,791

Net asset value and redemption price per share, $9,755,309,791 / 568,862,686 outstanding shares of beneficial interest	$17.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Affiliated dividend income	$22,928,678
Interest income	396,778

23,325,456

EXPENSES
Management fees	16,610,574
Custodian and accounting fees	518,698
Trustees’ fees	124,940
Legal fees and expenses	44,234
Audit fee	24,610
Shareholders’ reports	7,145
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	48,064

Total expenses	17,385,252
Less: Fee waivers and/or expense reimbursement	(196,913)

Net expenses	17,188,339

NET INVESTMENT INCOME (LOSS)	6,137,117

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Affiliated investment transactions	598,215,643
Futures transactions	(33,206,498)
Foreign currency transactions	(38,158)

564,970,987

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,069,785,976))	(1,069,786,609)
Futures	(20,068,156)
Foreign currencies	(3,523)

(1,089,858,288)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(524,887,301)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(518,750,184)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,137,117	$(4,746,706)
Net realized gain (loss) on investment and foreign currency transactions	564,970,987	711,325,426
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,089,858,288)	827,389,883

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(518,750,184)	1,533,968,603

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,976,107 and 3,899,300 shares, respectively]	105,705,622	64,361,562
Portfolio share repurchased [71,562,955 and 44,177,138 shares, respectively]	(1,276,271,617)	(747,386,362)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(1,170,565,995)	(683,024,800)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,689,316,179)	850,943,803
NET ASSETS:
Beginning of year	11,444,625,970	10,593,682,167

End of year	$9,755,309,791	$11,444,625,970

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 79.8%
COMMON STOCKS — 35.3%	Shares	Value
Australia — 0.9%
AGL Energy Ltd.	256,693	$3,716,409
ALS Ltd.	2,182	10,398
Amcor Ltd.	62,081	578,192
Aristocrat Leisure Ltd.	38,467	590,452
Aurizon Holdings Ltd.	58,295	175,618
AusNet Services	31,187	34,087
Australia & New Zealand Banking Group Ltd.	20,083	345,966
BHP Group Ltd.	70,866	1,702,239
BHP Group PLC	7,921	167,976
BlueScope Steel Ltd.	23,903	183,903
Boral Ltd.	54,814	190,693
CIMIC Group Ltd.	15,929	485,145
Coles Group Ltd.*	1,472	12,063
Commonwealth Bank of Australia	8,772	446,709
Computershare Ltd.	61,496	743,943
Crown Resorts Ltd.	10,962	91,343
CSL Ltd.	12,632	1,651,914
CSR Ltd.	74,268	146,626
Dexus	13,316	99,358
Downer EDI Ltd.	2,665	12,635
DuluxGroup Ltd.	1,875	8,657
Evolution Mining Ltd.	10,447	26,904
Goodman Group	1,577	11,793
GPT Group (The)	16,289	61,160
Harvey Norman Holdings Ltd.	21,517	47,761
Iluka Resources Ltd.	51,810	277,398
Incitec Pivot Ltd.	211,081	486,243
Macquarie Group Ltd.	5,419	413,877
Metcash Ltd.	10,046	17,306
Mirvac Group	33,988	53,629
National Australia Bank Ltd.	75,127	1,274,271
Nine Entertainment Co. Holdings Ltd.	14,630	14,256
Qantas Airways Ltd.	205,543	837,214
QBE Insurance Group Ltd.	91,125	647,357
Regis Resources Ltd.	7,871	26,846
Rio Tinto Ltd.	9,596	529,539
Santos Ltd.	111,488	427,503
Scentre Group	128,643	352,897
Sonic Healthcare Ltd.	6,704	104,218
South32 Ltd.	113,338	267,163
Spark Infrastructure Group	15,431	23,987
St Barbara Ltd.	3,560	11,799
Stockland	49,170	121,753
Sydney Airport	39,003	184,739
Telstra Corp. Ltd.	216,817	434,105
Transurban Group	78,708	645,488
Treasury Wine Estates Ltd.	29,828	310,738
Vicinity Centres	8,543	15,630
Wesfarmers Ltd.	16,397	371,730
Westpac Banking Corp.	43,112	760,074
Woodside Petroleum Ltd.	4,248	93,295

		20,244,999

Austria — 0.0%
ANDRITZ AG	1,459	67,156
Erste Group Bank AG*	2,618	87,341
OMV AG	15,955	699,631

COMMON STOCKS (continued)	Shares	Value
Austria (continued)
Verbund AG	882	$37,499
Wienerberger AG	9,942	205,509

		1,097,136

Belgium — 0.2%
Ageas	32,195	1,449,883
Groupe Bruxelles Lambert SA	9,272	809,086
Solvay SA	3,065	307,136
UCB SA	21,085	1,723,285

		4,289,390

Bermuda — 0.0%
RenaissanceRe Holdings Ltd.	1,209	161,643

Brazil — 0.1%
Ambev SA	102,235	405,695
B3 SA - Brasil Bolsa Balcao	7,004	48,449
Banco Bradesco SA	4,961	43,328
Banco Santander Brasil SA, UTS	1,200	13,221
BB Seguridade Participacoes SA	7,800	55,525
Cia Siderurgica Nacional SA*	11,800	26,914
Energisa SA, UTS	1,100	10,530
Engie Brasil Energia SA	1,500	12,779
Estacio Participacoes SA	1,900	11,648
Fibria Celulose SA	3,200	55,814
Hypera SA	76,900	599,208
Iochpe Maxion SA	1,300	7,986
IRB Brasil Resseguros SA	1,100	23,687
Petrobras Distribuidora SA	4,800	31,829
Petroleo Brasileiro SA	36,800	241,171
Qualicorp Consultoria e Corretora de Seguros SA	3,700	12,305
TIM Participacoes SA	23,000	70,322
Transmissora Alianca de Energia Eletrica SA, UTS	2,000	12,178
Ultrapar Participacoes SA	2,301	31,584
Vale SA	8,700	114,481

		1,828,654

Canada — 1.2%
Alimentation Couche-Tard, Inc. (Class B Stock)	3,920	194,995
Aurora Cannabis, Inc.*(a)	3,255	16,165
Bank of Montreal	13,285	867,923
Bank of Nova Scotia (The)	23,899	1,191,274
Barrick Gold Corp.	34,575	466,757
BCE, Inc.	11,164	441,016
BlackBerry Ltd.*	9,497	67,548
Bombardier, Inc. (Class B Stock)*	28,098	41,781
Brookfield Asset Management, Inc. (Class A Stock)	10,338	396,194
CAE, Inc.	28,717	527,768
Canadian Imperial Bank of Commerce	6,330	471,458
Canadian National Railway Co.	3,887	287,881
Canadian Natural Resources Ltd., (XTSE)	22,486	542,549
Canadian Pacific Railway Ltd.	3,110	551,835
Canfor Corp.*	8,779	106,297
Capital Power Corp.	510	9,933
CCL Industries, Inc. (Class B Stock)	4,310	158,042
CGI Group, Inc. (Class A Stock)*	622	38,044

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Canada (continued)
Cineplex, Inc.	10,016	$186,644
Constellation Software, Inc.	669	428,225
Enbridge, Inc.	37,166	1,154,564
Enerplus Corp.	7,778	60,506
Fairfax Financial Holdings Ltd.	449	197,656
Finning International, Inc.	13,072	227,889
Fortis, Inc.	2,559	85,306
Franco-Nevada Corp.	3,998	280,346
Gibson Energy, Inc.	1,220	16,693
Gildan Activewear, Inc.	26,767	812,500
Great-West Lifeco, Inc.	10,176	210,050
H&R Real Estate Investment Trust	3,159	47,784
Husky Energy, Inc.	5,638	58,271
Imperial Oil Ltd.	5,630	142,647
Kinross Gold Corp.*	302,797	975,906
Magna International, Inc.	128	5,810
Manulife Financial Corp.	57,009	808,866
Methanex Corp.	11,807	567,864
Norbord, Inc.	1,073	28,531
Nutrien Ltd.	29,872	1,403,012
Open Text Corp.	4,479	145,997
Pan American Silver Corp.	4,126	60,234
Parex Resources, Inc.*	3,019	36,156
Power Corp. of Canada	563	10,116
Pretium Resources, Inc.*	1,467	12,433
Quebecor, Inc. (Class B Stock)	27,043	569,305
Royal Bank of Canada	39,382	2,695,469
Saputo, Inc.	6,709	192,591
Shopify, Inc. (Class A Stock)*	1,024	141,606
Stars Group, Inc. (The)*	99,660	1,645,426
Sun Life Financial, Inc.	21,514	713,719
Suncor Energy, Inc.	41,538	1,160,156
TFI International, Inc.	22,104	571,544
Thomson Reuters Corp.	2,416	116,677
Toromont Industries Ltd.	1,041	41,375
Toronto-Dominion Bank (The)	57,790	2,872,567
TransCanada Corp.	2,094	74,775
West Fraser Timber Co. Ltd.	5,414	267,448
WSP Global, Inc.	962	41,342

		25,445,466

China — 0.8%
3SBio, Inc., 144A	12,500	16,052
58.com, Inc., ADR*	1,011	54,806
Alibaba Group Holding Ltd., ADR*(a)	15,208	2,084,561
Angang Steel Co. Ltd. (Class H Stock)	44,000	30,121
Anhui Conch Cement Co. Ltd. (Class H Stock)	23,900	115,888
Autohome, Inc., ADR(a)	1,027	80,342
BAIC Motor Corp. Ltd. (Class H Stock), 144A	52,500	27,778
Baidu, Inc., ADR*	2,109	334,487
Bank of China Ltd. (Class H Stock)	1,892,000	813,627
Bank of Communications Co. Ltd. (Class H Stock)	214,000	166,042
BBMG Corp. (Class H Stock)	94,000	29,651
BeiGene Ltd., ADR*	858	120,344
BOC Hong Kong Holdings Ltd.	69,000	255,640
BYD Electronic International Co. Ltd.	7,500	9,424

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Agri-Industries Holdings Ltd.	32,000	$11,348
China Cinda Asset Management Co. Ltd. (Class H Stock)	280,000	67,797
China CITIC Bank Corp. Ltd. (Class H Stock)	191,000	116,095
China Coal Energy Co. Ltd. (Class H Stock)	130,000	51,157
China Communications Construction Co. Ltd. (Class H Stock)	114,000	107,554
China Construction Bank Corp. (Class H Stock)	893,000	737,234
China Eastern Airlines Corp. Ltd. (Class H Stock)	24,000	13,334
China Everbright Bank Co. Ltd. (Class H Stock)	81,000	34,843
China Everbright Ltd.	14,000	24,785
China Galaxy Securities Co. Ltd. (Class H Stock)	55,500	25,102
China Hongqiao Group Ltd.	55,000	31,266
China Life Insurance Co. Ltd. (Class H Stock)	256,000	543,615
China Minsheng Banking Corp. Ltd. (Class H Stock)	86,300	59,431
China Mobile Ltd.	211,500	2,034,672
China Oriental Group Co. Ltd.	22,000	13,113
China Overseas Land & Investment Ltd.	26,000	89,319
China Pacific Insurance Group Co. Ltd. (Class H Stock)	58,000	187,717
China Petroleum & Chemical Corp. (Class H Stock)	1,038,000	738,670
China Railway Construction Corp. Ltd. (Class H Stock)	24,500	33,721
China Railway Group Ltd. (Class H Stock)	80,000	72,849
China Railway Signal & Communication Corp. Ltd. (Class H Stock), 144A	48,000	33,431
China Reinsurance Group Corp. (Class H Stock)	256,000	52,326
China Resources Cement Holdings Ltd.	40,000	35,983
China Resources Land Ltd.	46,000	175,956
China Resources Power Holdings Co. Ltd.	8,000	15,387
China Taiping Insurance Holdings Co. Ltd.	18,200	49,690
China Telecom Corp. Ltd. (Class H Stock)	180,000	91,760
China Travel International Investment Hong Kong Ltd.	34,000	9,008
China Vanke Co. Ltd. (Class H Stock)	95,400	323,775
China Zhongwang Holdings Ltd.	33,600	14,848
CITIC Securities Co. Ltd. (Class H Stock)	27,000	46,551
CNOOC Ltd.	153,000	235,375
COSCO Shipping Energy Transportation Co. Ltd. (Class H Stock)	34,000	16,996
COSCO Shipping Holdings Co. Ltd. (Class H Stock)*	79,500	29,960
Dali Foods Group Co. Ltd., 144A	82,500	61,295
Datang International Power Generation Co. Ltd. (Class H Stock)	158,000	37,092
Dongfeng Motor Group Co. Ltd. (Class H Stock)	34,000	30,801
ENN Energy Holdings Ltd.	2,000	17,696
Evergrande Health Industry Group Ltd.*	55,000	72,365
Future Land Development Holdings Ltd.	36,000	24,706

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
China (continued)
Geely Automobile Holdings Ltd.	7,000	$12,330
GF Securities Co. Ltd. (Class H Stock)	10,600	14,370
Greentown China Holdings Ltd.	13,000	9,733
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class H Stock)	14,000	50,274
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	30,800	46,600
Guotai Junan Securities Co. Ltd. (Class H Stock), 144A	67,800	137,708
Haitong Securities Co. Ltd. (Class H Stock)	25,200	24,112
Hengan International Group Co. Ltd.	6,500	46,841
Huadian Power International Corp. Ltd. (Class H Stock)	80,000	36,080
Huatai Securities Co. Ltd. (Class H Stock), 144A	16,800	26,550
Industrial & Commercial Bank of China Ltd. (Class H Stock)	946,000	675,171
JD.com, Inc., ADR*	3,064	64,130
Jiangxi Copper Co. Ltd. (Class H Stock)	65,000	76,256
Jiayuan International Group Ltd.	16,000	29,670
Kaisa Group Holdings Ltd.*	29,000	9,215
KWG Group Holdings Ltd.*	17,000	14,903
Legend Holdings Corp. (Class H Stock), 144A	14,000	36,514
Lenovo Group Ltd.	328,000	221,438
Li Ning Co. Ltd.*	11,000	11,806
Logan Property Holdings Co. Ltd.	34,000	42,181
Maanshan Iron & Steel Co. Ltd. (Class H Stock)	54,000	23,731
Metallurgical Corp. of China Ltd. (Class H Stock)	222,000	53,160
MMG Ltd.*	48,000	20,383
Nexteer Automotive Group Ltd.	7,000	9,977
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	75,000	30,147
PetroChina Co. Ltd. (Class H Stock)	786,000	487,784
PICC Property & Casualty Co. Ltd. (Class H Stock)	247,000	252,292
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	72,500	640,752
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	17,000	8,971
Renhe Commercial Holdings Co. Ltd.*	362,000	12,483
Shenzhen International Holdings Ltd.	6,000	11,516
Shenzhen Investment Ltd.	50,000	16,548
Shimao Property Holdings Ltd.	32,000	85,390
Shui On Land Ltd.	47,000	10,446
Sinopec Engineering Group Co. Ltd. (Class H Stock)	27,000	22,197
Sinopharm Group Co. Ltd. (Class H Stock)	8,000	33,595
Sinotrans Ltd. (Class H Stock)	39,000	16,896
Sinotruk Hong Kong Ltd.	16,500	24,869
Tencent Holdings Ltd.	74,100	2,965,938
Tong Ren Tang Technologies Co. Ltd. (Class H Stock)	8,000	10,502
Towngas China Co. Ltd.*	18,000	13,352
Uni-President China Holdings Ltd.	27,000	23,455
Weichai Power Co. Ltd. (Class H Stock)	50,000	57,170

COMMON STOCKS (continued)	Shares	Value
China (continued)
Xinjiang Goldwind Science & Technology Co. Ltd. (Class H Stock)	15,800	$14,038
Yangzijiang Shipbuilding Holdings Ltd.	467,000	425,401
Yihai International Holding Ltd.	7,000	16,976
Yuexiu Property Co. Ltd.	78,000	14,348
Yum China Holdings, Inc.	363	12,171
Yuzhou Properties Co. Ltd.	26,000	10,677
YY, Inc., ADR*	203	12,152
Zhongsheng Group Holdings Ltd.	14,000	27,528

		17,458,113

Czech Republic — 0.0%
CEZ A/S	3,647	86,937
Komercni banka A/S*	530	20,016

		106,953

Denmark — 0.2%
Carlsberg A/S (Class B Stock)	12,329	1,311,330
Chr Hansen Holding A/S	1,449	128,539
Coloplast A/S (Class B Stock)	795	73,929
Genmab A/S*	1,220	200,740
GN Store Nord A/S	7,547	282,486
H. Lundbeck A/S	9,099	399,246
ISS A/S	6,660	186,690
Novo Nordisk A/S (Class B Stock)	42,496	1,952,239
Novozymes A/S (Class B Stock)	8,374	375,069
Pandora A/S	2,726	111,076
Royal Unibrew A/S	360	24,834
Topdanmark A/S	704	32,786

		5,078,964

Finland — 0.1%
Kesko OYJ (Class B Stock)	8,120	438,233
Kone OYJ (Class B Stock)	1,838	87,881
Neste OYJ	7,602	587,760
Nokia OYJ	102,087	590,477
Nordea Bank Abp	27,756	233,842
Orion OYJ (Class B Stock)	3,976	138,499
Outokumpu OYJ	14,783	54,376
Sampo OYJ (Class A Stock)	11,378	503,560
Valmet OYJ	11,848	244,041

		2,878,669

France — 1.1%
Air Liquide SA	286	35,594
Airbus SE	2,996	288,879
Arkema SA	11,412	981,776
AXA SA	29,362	635,687
Capgemini SE	5,482	546,702
Christian Dior SE	2,699	1,032,821
Cie de Saint-Gobain	48,984	1,636,689
Cie Generale des Etablissements Michelin SCA	4,012	398,945
CNP Assurances	665	14,125
Danone SA	6,025	424,810
Dassault Aviation SA	775	1,078,280
Dassault Systemes SE	571	67,964
Edenred	1,784	65,752
Engie SA	20,524	294,810
Eramet	136	9,420

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
France (continued)
Faurecia SA	15,874	$602,467
Gaztransport Et Technigaz SA	190	14,629
Hermes International	92	51,171
Ipsen SA	73	9,443
Kering SA	4,810	2,268,155
Klepierre SA	4,977	153,959
Lagardere SCA	3,292	83,165
L’Oreal SA	13,119	3,030,942
LVMH Moet Hennessy Louis Vuitton SE	6,104	1,809,202
Natixis SA	56,080	264,883
Pernod Ricard SA	3,639	597,740
Peugeot SA	14,772	315,852
Renault SA	1,605	100,515
Rexel SA	5,805	61,886
Sanofi	24,281	2,106,015
Sartorius Stedim Biotech	747	74,857
Schneider Electric SE	5,519	379,198
Societe Generale SA	961	30,764
Teleperformance	100	16,017
Thales SA	5,226	611,538
TOTAL SA	37,942	2,007,812
Ubisoft Entertainment SA*	181	14,645
Veolia Environnement SA	40,902	842,662

		22,959,771

Germany — 1.1%
Aareal Bank AG	3,749	116,447
adidas AG	6,174	1,295,247
Allianz SE	15,180	3,058,156
alstria office REIT-AG	1,054	14,761
Aroundtown SA*	6,978	57,913
Aurubis AG	2,220	110,508
BASF SE	12,783	897,225
Bayer AG	12,934	905,525
Bayerische Motoren Werke AG	5,897	479,691
Beiersdorf AG	3,875	405,446
Continental AG	5,006	697,271
Covestro AG, 144A	8,858	440,718
Daimler AG	10,749	567,202
Deutsche Bank AG	13,364	107,440
Deutsche Boerse AG	9,609	1,159,136
Deutsche EuroShop AG	549	15,990
Deutsche Lufthansa AG	28,570	649,119
E.ON SE	39,984	395,457
Evonik Industries AG	48,618	1,219,054
Fraport AG Frankfurt Airport Services Worldwide	173	12,439
Fresenius SE & Co. KGaA	1,963	95,764
Grand City Properties SA	811	17,663
Hannover Rueck SE	2,583	349,525
HeidelbergCement AG	1,182	72,646
Hella GmbH & Co. KGaA	746	29,902
Henkel AG & Co. KGaA	4,880	480,730
HOCHTIEF AG	10,331	1,397,908
Hugo Boss AG	2,503	154,467
Infineon Technologies AG	27,830	557,227
Jenoptik AG	363	9,524
LEG Immobilien AG	170	17,814
Linde AG	147	32,709

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Merck KGaA	4,814	$498,096
MTU Aero Engines AG	6,685	1,218,371
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	952	208,345
Nemetschek SE	206	22,706
ProSiebenSat.1 Media SE	1,721	30,747
Puma SE	222	108,824
Rational AG	22	12,546
Salzgitter AG	4,921	144,841
SAP SE	20,002	2,002,570
Siemens AG	13,772	1,541,255
Siemens Healthineers AG, 144A*	3,482	146,440
Software AG	13,759	499,911
Suedzucker AG	35,051	455,031
Symrise AG	1,220	90,389
Telefonica Deutschland Holding AG	106,720	419,153
thyssenkrupp AG	1,189	20,595
TUI AG	25,495	366,242
Uniper SE	1,987	51,484
Volkswagen AG	1,072	171,343
Wirecard AG	2,675	411,184

		24,240,697

Hong Kong — 0.3%
AIA Group Ltd.	150,200	1,245,450
Bank of East Asia Ltd. (The)	11,400	36,121
China Ding Yi Feng Holdings Ltd.*	8,000	21,485
Chow Tai Fook Jewellery Group Ltd.	69,000	57,659
CK Asset Holdings Ltd.	5,500	39,850
CK Hutchison Holdings Ltd.	66,000	633,502
CK Infrastructure Holdings Ltd.	1,000	7,573
CLP Holdings Ltd.	92,500	1,045,359
Dairy Farm International Holdings Ltd.	7,600	68,798
Hang Lung Properties Ltd.	118,000	224,837
Henderson Land Development Co. Ltd.	13,380	66,607
HKT Trust & HKT Ltd.	18,000	25,933
Hong Kong & China Gas Co. Ltd.	183,000	377,857
Hong Kong Exchanges & Clearing Ltd.	11,200	324,481
Hongkong Land Holdings Ltd.	1,100	6,926
Jardine Matheson Holdings Ltd.	6,700	472,216
Jardine Strategic Holdings Ltd.	9,400	345,271
Kerry Properties Ltd.	9,000	30,744
Kingboard Laminates Holdings Ltd.	19,000	15,717
Link REIT	14,000	141,651
New World Development Co. Ltd.	81,000	106,707
NWS Holdings Ltd.	54,000	110,815
Power Assets Holdings Ltd.	14,500	100,786
SSY Group Ltd.	18,000	13,321
Sun Hung Kai Properties Ltd.	69,000	983,597
Swire Properties Ltd.	2,800	9,827
Techtronic Industries Co. Ltd.	12,000	63,928
VTech Holdings Ltd.	2,500	20,677
WH Group Ltd., 144A	347,000	267,115
Wharf Holdings Ltd. (The)	5,000	13,027

		6,877,837

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	14,139	155,730
OTP Bank Nyrt	9,108	367,708

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Hungary (continued)
Richter Gedeon Nyrt	7,971	$155,011

		678,449

India — 0.2%
Aurobindo Pharma Ltd.	37,104	388,874
Balkrishna Industries Ltd.	759	10,048
Balrampur Chini Mills Ltd.*	8,025	11,725
Bharat Forge Ltd.	1,251	9,117
Divi’s Laboratories Ltd.	6,665	141,474
Edelweiss Financial Services Ltd.	5,526	14,444
Escorts Ltd.	902	9,109
Glenmark Pharmaceuticals Ltd.	3,761	37,347
HCL Technologies Ltd.	28,988	400,719
HDFC Standard Life Insurance Co. Ltd., 144A	11,921	66,031
Hero MotoCorp Ltd.	1,271	56,552
Hexaware Technologies Ltd.	1,945	9,244
Hindalco Industries Ltd.	23,020	74,579
Hindustan Unilever Ltd.	11,148	290,578
Housing Development Finance Corp. Ltd.	9,867	278,319
Indiabulls Housing Finance Ltd.	1,291	15,792
Indraprastha Gas Ltd.	3,609	13,825
IndusInd Bank Ltd.	3,777	86,509
Infosys Ltd.	26,540	250,734
Jubilant Foodworks Ltd.	2,582	46,356
Jubilant Life Sciences Ltd.	1,317	13,425
Just Dial Ltd.*	11,976	86,121
KEC International Ltd.	2,182	9,437
Kotak Mahindra Bank Ltd.	7,837	141,024
KPIT Technologies Ltd.	4,598	14,370
LIC Housing Finance Ltd.	5,075	35,519
Mahindra & Mahindra Ltd.	2,507	28,886
Mindtree Ltd.	3,493	43,317
Motherson Sumi Systems Ltd.	3,975	9,505
Mphasis Ltd.	644	9,413
NIIT Technologies Ltd.	1,421	23,410
Pidilite Industries Ltd.	3,105	49,281
SBI Life Insurance Co. Ltd., 144A	2	17
Sun Pharmaceutical Industries Ltd.	31,002	191,216
Tata Consultancy Services Ltd.	44,304	1,202,403
Tata Global Beverages Ltd.	7,031	22,046
Tech Mahindra Ltd.	31,106	322,457
UltraTech Cement Ltd.	620	35,450
United Breweries Ltd.	634	12,511
United Spirits Ltd.*	25,713	234,389
UPL Ltd.	1,946	21,148
Vedanta Ltd.	52,779	153,200
Wipro Ltd.	17,670	83,710
Zee Entertainment Enterprises Ltd.	2,699	18,382

		4,972,013

Indonesia — 0.1%
Astra International Tbk PT	242,700	138,993
Bank Central Asia Tbk PT	251,700	455,338
Bank Mandiri Persero Tbk PT	347,700	178,660
Bank Negara Indonesia Persero Tbk PT	240,400	147,182
Bank Rakyat Indonesia Persero Tbk PT	277,300	70,816
Bukit ASAm Tbk PT	70,500	21,167
Gudang Garam Tbk PT	9,800	57,043

COMMON STOCKS (continued)	Shares	Value
Indonesia (continued)
Matahari Department Store Tbk PT	22,600	$8,799
Pabrik Kertas Tjiwi Kimia Tbk PT	17,500	13,551
Semen Indonesia Persero Tbk PT	34,600	27,685
Telekomunikasi Indonesia Persero Tbk PT	289,600	76,223

		1,195,457

Ireland — 0.1%
AIB Group PLC	91,823	388,090
Bank of Ireland Group PLC	91,426	509,217
CRH PLC	1,035	27,507
James Hardie Industries PLC	7,873	83,760
Kerry Group PLC (Class A Stock)	1,463	145,213
Kingspan Group PLC	1,722	74,000
Paddy Power Betfair PLC	647	53,139
Smurfit Kappa Group PLC	5,598	149,313

		1,430,239

Israel — 0.0%
Bank Hapoalim BM	7,763	49,040
Bank Leumi Le-Israel BM	21,595	130,411
Check Point Software Technologies Ltd.*	487	49,991
Israel Chemicals Ltd.	11,655	66,017
Paz Oil Co. Ltd.	69	10,408
Teva Pharmaceutical Industries Ltd.*	689	10,757
Teva Pharmaceutical Industries Ltd., ADR*	19,892	306,735
Wix.com Ltd.*	393	35,504

		658,863

Italy — 0.3%
A2A SpA	17,065	30,805
Amplifon SpA	10,333	166,989
Eni SpA	104,877	1,656,538
Ferrari NV	9,992	997,482
Hera SpA	26,028	79,652
Mediobanca Banca di Credito Finanziario SpA	45,876	389,651
Moncler SpA	31,705	1,059,337
Saras SpA	12,721	24,701
Snam SpA	28,823	126,518
Terna Rete Elettrica Nazionale SpA	116,360	661,593
UniCredit SpA	21,913	248,649
UnipolSai Assicurazioni SpA	7,335	16,642

		5,458,557

Japan — 2.9%
Advantest Corp.	18,000	367,004
AGC, Inc.	300	9,446
Aica Kogyo Co. Ltd.	600	20,012
Air Water, Inc.	19,800	299,638
Aisin Seiki Co. Ltd.	1,100	37,845
Alfresa Holdings Corp.	5,000	127,738
Amada Holdings Co. Ltd.	12,200	109,508
Aoyama Trading Co. Ltd.	1,300	31,161
Asahi Group Holdings Ltd.	1,100	42,693
Asahi Kasei Corp.	46,100	474,333
Asics Corp.	14,800	188,662
Astellas Pharma, Inc.	185,300	2,373,314
Bridgestone Corp.(a)	6,000	230,983
Brother Industries Ltd.	8,000	118,443
Canon, Inc.(a)	8,600	234,832

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Capcom Co. Ltd.	2,100	$41,586
Central Japan Railway Co.	600	126,659
Chiyoda Corp.	3,400	9,540
Chubu Electric Power Co., Inc.	32,000	455,312
Chugai Pharmaceutical Co. Ltd.	5,100	296,315
Citizen Watch Co. Ltd.	5,900	28,964
Daicel Corp.	21,100	216,386
Dai-ichi Life Holdings, Inc.	56,700	881,114
Daiichi Sankyo Co. Ltd.	10,300	328,933
Daito Trust Construction Co. Ltd.	7,100	968,845
Daiwa House Industry Co. Ltd.	5,900	187,409
Daiwa Securities Group, Inc.	36,000	182,299
Denso Corp.	2,800	123,791
DIC Corp.	400	12,232
DMG Mori Co. Ltd.	12,100	135,523
East Japan Railway Co.	13,100	1,156,842
Eisai Co. Ltd.	4,300	332,030
Electric Power Development Co. Ltd.	500	11,843
Fast Retailing Co. Ltd.	100	51,042
Fuji Media Holdings, Inc.	2,600	35,743
FUJIFILM Holdings Corp.	25,400	987,772
Fujitsu Ltd.	7,400	460,800
Glory Ltd.	1,500	33,665
GMO internet, Inc.	700	9,334
Hachijuni Bank Ltd. (The)	3,200	13,075
Hakuhodo DY Holdings, Inc.	2,400	34,303
Heiwa Corp.	600	12,211
Hisamitsu Pharmaceutical Co., Inc.	1,000	55,260
Hitachi Chemical Co. Ltd.	3,600	53,276
Hitachi Ltd.	55,100	1,461,753
Honda Motor Co. Ltd.	20,900	548,936
Horiba Ltd.	400	16,242
Hoya Corp.	9,900	595,996
Idemitsu Kosan Co. Ltd.	7,100	232,215
Iida Group Holdings Co. Ltd.	23,700	409,892
ITOCHU Corp.	40,500	687,843
Itochu Techno-Solutions Corp.	3,200	61,804
Iyo Bank Ltd. (The)	2,800	14,734
Jafco Co. Ltd.	400	12,696
Japan Airlines Co. Ltd.	1,700	60,248
Japan Exchange Group, Inc.	1,100	17,794
Japan Hotel REIT Investment Corp.	18	12,874
Japan Post Bank Co. Ltd.	3,700	40,763
Japan Post Holdings Co. Ltd.	45,100	519,778
Japan Real Estate Investment Corp.	4	22,483
Japan Steel Works Ltd. (The)	500	7,996
Japan Tobacco, Inc.(a)	86,900	2,068,415
JFE Holdings, Inc.	2,100	33,229
JSR Corp.	2,100	31,491
JTEKT Corp.	4,700	52,092
JXTG Holdings, Inc.	312,300	1,633,345
Kajima Corp.	21,000	281,239
Kakaku.com, Inc.	600	10,578
Kaneka Corp.	5,100	182,613
Kansai Electric Power Co., Inc. (The)	15,200	228,263
Kansai Paint Co. Ltd.	15,400	295,506
Kao Corp.	9,400	697,731
KDDI Corp.	600	14,339
Keyence Corp.	500	253,029

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Kikkoman Corp.	6,100	$326,265
Kirin Holdings Co. Ltd.	72,700	1,517,974
Kobayashi Pharmaceutical Co. Ltd.	1,400	95,284
Komeri Co. Ltd.	500	10,750
Konami Holdings Corp.	4,900	213,602
Konica Minolta, Inc.	14,200	128,073
Kose Corp.	1,500	234,904
Kuraray Co. Ltd.	4,400	61,850
Kyocera Corp.	1,200	59,898
Kyowa Hakko Kirin Co. Ltd.	4,800	90,940
Kyushu Financial Group, Inc.	2,700	10,196
Leopalace21 Corp.	4,500	17,805
Lintec Corp.	500	10,732
Lion Corp.	5,900	121,806
LIXIL Group Corp.	15,100	186,717
Mabuchi Motor Co. Ltd.	400	12,246
Marubeni Corp.	64,300	450,533
Medipal Holdings Corp.	600	12,871
MEIJI Holdings Co. Ltd.	600	48,988
Miraca Holdings, Inc.	4,600	103,875
Mitsubishi Chemical Holdings Corp.	227,600	1,719,498
Mitsubishi Corp.	2,900	79,652
Mitsubishi Estate Co. Ltd.	5,000	78,629
Mitsubishi Gas Chemical Co., Inc.	25,200	378,583
Mitsubishi Motors Corp.	53,800	292,451
Mitsubishi Tanabe Pharma Corp.	6,300	90,847
Mitsubishi UFJ Financial Group, Inc.	388,100	1,901,465
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,000	9,595
Mitsui & Co. Ltd.	89,000	1,368,065
Mitsui Chemicals, Inc.	18,000	405,930
Mitsui Mining & Smelting Co. Ltd.	900	18,580
Mixi, Inc.	4,000	83,717
Mizuho Financial Group, Inc.	181,700	281,855
MS&AD Insurance Group Holdings, Inc.	26,000	741,525
NEC Corp.	6,100	181,308
Nikon Corp.	4,500	66,666
Nintendo Co. Ltd.	800	212,635
Nippon Building Fund, Inc.	18	113,351
Nippon Light Metal Holdings Co. Ltd.	6,000	12,167
Nippon Steel & Sumitomo Metal Corp.	10,100	173,251
Nippon Telegraph & Telephone Corp.	31,900	1,299,658
Nissan Motor Co. Ltd.	28,100	224,957
Nisshinbo Holdings, Inc.	1,100	8,302
Nitto Denko Corp.	3,900	194,954
NOK Corp.	1,400	19,459
NS Solutions Corp.	500	11,966
NTN Corp.	3,900	11,184
NTT DOCOMO, Inc.	37,300	839,821
Obayashi Corp.	12,800	115,681
Olympus Corp.	3,500	108,235
Ono Pharmaceutical Co. Ltd.	6,700	136,520
ORIX Corp.	60,100	875,304
Orix JREIT, Inc.	11	18,297
Osaka Gas Co. Ltd.	700	12,796
Otsuka Corp.	3,000	82,196
Otsuka Holdings Co. Ltd.	6,000	245,624
Pigeon Corp.	3,400	145,510
Pola Orbis Holdings, Inc.	18,300	492,587
Recruit Holdings Co. Ltd.	5,000	120,710

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Renesas Electronics Corp.*	9,800	$44,269
Resona Holdings, Inc.	332,600	1,601,186
Ricoh Co. Ltd.	20,000	195,305
Rohm Co. Ltd.	1,500	95,870
Round One Corp.	700	7,151
Santen Pharmaceutical Co. Ltd.	1,500	21,692
SBI Holdings, Inc.	800	15,633
SCSK Corp.	500	17,672
Seibu Holdings, Inc.	600	10,456
Seiko Epson Corp.	14,500	203,757
Seino Holdings Co. Ltd.	1,200	15,719
Seven & i Holdings Co. Ltd.	1,700	73,876
Shikoku Electric Power Co., Inc.	1,000	12,077
Shimizu Corp.	8,600	69,889
Shin-Etsu Chemical Co. Ltd.	21,200	1,640,102
Shionogi & Co. Ltd.	11,200	640,579
Shiseido Co. Ltd.(a)	7,900	494,459
Showa Denko KK(a)	8,200	243,567
Showa Shell Sekiyu KK	53,800	752,228
Sompo Holdings, Inc.	10,200	345,515
Sony Corp.	6,900	331,356
Sony Financial Holdings, Inc.	3,600	67,246
Subaru Corp.	13,700	294,601
SUMCO Corp.	8,100	90,012
Sumitomo Chemical Co. Ltd.	155,000	748,977
Sumitomo Corp.	23,000	326,250
Sumitomo Dainippon Pharma Co. Ltd.	7,400	235,641
Sumitomo Mitsui Financial Group, Inc.	74,400	2,468,007
Sumitomo Mitsui Trust Holdings, Inc.	4,900	179,177
Sumitomo Realty & Development Co. Ltd.	900	32,914
Suruga Bank Ltd.	75,300	276,661
Suzuken Co. Ltd.	4,600	234,150
Suzuki Motor Corp.	3,900	197,062
Sysmex Corp.	300	14,444
T&D Holdings, Inc.	10,300	119,105
Taiheiyo Cement Corp.	6,400	197,437
Taisei Corp.	4,400	188,089
Taisho Pharmaceutical Holdings Co. Ltd.	2,100	210,708
Taiyo Nippon Sanso Corp.	11,400	185,098
Takashimaya Co. Ltd.	1,700	21,698
Takeda Pharmaceutical Co. Ltd.	59,400	2,014,010
TDK Corp.	200	14,017
Teijin Ltd.	25,200	402,583
Terumo Corp.	1,100	62,104
TIS, Inc.	3,400	133,658
Tokio Marine Holdings, Inc.	43,800	2,079,627
Tokyo Century Corp.	500	21,966
Tokyo Electric Power Co. Holdings, Inc.*	16,800	99,844
Tokyo Electron Ltd.	3,600	409,264
Tokyo Gas Co. Ltd.	6,700	169,846
Tokyo Tatemono Co. Ltd.	1,200	12,414
Tokyu Fudosan Holdings Corp.	6,800	33,566
Toppan Printing Co. Ltd.	8,700	127,658
Toray Industries, Inc.	25,200	177,008
Toshiba Corp.	8,900	251,416
Tosoh Corp.	28,800	373,437
Toyobo Co. Ltd.	800	10,899
Toyota Boshoku Corp.	1,500	22,200
Toyota Motor Corp.	25,700	1,491,924

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Trend Micro, Inc.*	400	$21,652
TS Tech Co. Ltd.	200	5,465
Ulvac, Inc.	5,900	170,181
Unicharm Corp.	5,400	174,917
United Urban Investment Corp.	18	27,942
West Japan Railway Co.	11,800	833,546
Yahoo Japan Corp.	52,600	131,125
Yamaha Motor Co. Ltd.	1,500	29,302
Yamazaki Baking Co. Ltd.	4,900	102,382
Zeon Corp.	11,700	106,745

		61,732,806

Jordan — 0.0%
Hikma Pharmaceuticals PLC	494	10,833

Luxembourg — 0.0%
ArcelorMittal	2,310	48,543
Reinet Investments SCA	887	13,463
RTL Group SA	550	29,443
SES SA	1,529	29,326
Tenaris SA.	4,015	43,435

		164,210

Macau — 0.0%
Sands China Ltd.	12,400	54,312

Malaysia — 0.0%
Fraser & Neave Holdings Bhd	2,300	18,637
Genting Bhd	7,900	11,666
Petronas Chemicals Group Bhd	5,800	13,026
Public Bank Bhd	2,000	11,977
QL Resources Bhd	9,900	16,305
Tenaga Nasional Bhd	9,200	30,218

		101,829

Malta — 0.0%
Kindred Group PLC, SDR	25,180	232,432

Mexico — 0.1%
Alfa SAB de CV (Class A Stock)	58,384	69,490
Alsea SAB de CV	5,100	13,298
America Movil SAB de CV (Class L Stock)	1,217,108	866,454
Banco del Bajio SA, 144A	6,600	12,843
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Class B Stock)	4,600	5,702
Cemex SAB de CV, UTS*	111,900	54,094
Coca-Cola Femsa SAB de CV (Class L Stock)	4,600	27,930
Fomento Economico Mexicano SAB de CV, UTS	8,400	72,229
Gruma SAB de CV (Class B Stock)	4,480	50,580
Grupo Aeroportuario del Centro Norte SAB de CV	3,100	14,795
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	2,300	18,742
Grupo Bimbo SAB de CV (Class A Stock)	14,200	28,325
Grupo Elektra SAB de CV (Class A Stock)	1,303	62,820
Grupo Financiero Banorte SAB de CV (Class O Stock)	16,532	80,701
Grupo Televisa SAB, UTS	8,000	20,114
Industrias Penoles SAB de CV	1,235	15,083

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Mexico (continued)
Kimberly-Clark de Mexico SAB de CV (Class A Stock)*	13,700	$21,820
Megacable Holdings SAB de CV, UTS	4,800	21,492
Mexichem SAB de CV	19,787	50,253
Wal-Mart de Mexico SAB de CV	559,664	1,423,385

		2,930,150

Mongolia — 0.0%
Turquoise Hill Resources Ltd.*	71,712	118,189

Netherlands — 0.7%
ABN AMRO Group NV, CVA, GDR, 144A	2,852	67,172
Adyen NV, 144A*	275	150,563
Aegon NV	80,320	376,770
ASML Holding NV	1,622	255,940
BE Semiconductor Industries NV	780	16,574
EXOR NV	926	50,424
Heineken Holding NV	4,675	401,601
Heineken NV	3,999	354,228
ING Groep NV	57,109	617,194
Koninklijke Ahold Delhaize NV	64,682	1,636,875
Koninklijke DSM NV	9,950	817,224
Koninklijke KPN NV	227,100	666,342
Koninklijke Philips NV	17,870	633,515
NN Group NV	634	25,308
NXP Semiconductors NV	1,380	101,126
Randstad NV	478	22,015
Royal Dutch Shell PLC (Class A Stock)	118,659	3,494,944
Royal Dutch Shell PLC (Class B Stock)	100,612	3,004,784
Wereldhave NV	2,078	64,921
Wolters Kluwer NV	24,554	1,455,788

		14,213,308

New Zealand — 0.0%
Fletcher Building Ltd.*	3,125	10,214
Ryman Healthcare Ltd.	1,288	9,284
Xero Ltd.*	845	25,032

		44,530

Norway — 0.2%
Aker Solutions ASA*	38,016	174,748
Austevoll Seafood ASA	3,901	48,304
DNB ASA	20,939	336,341
Equinor ASA	11,437	242,813
Storebrand ASA	16,588	118,762
Telenor ASA	60,668	1,180,076
TGS NOPEC Geophysical Co. ASA	35,231	855,695
Yara International ASA	18,743	726,063

		3,682,802

Philippines — 0.0%
Ayala Corp.	2,120	36,282
Ayala Land, Inc.	92,600	71,570
JG Summit Holdings, Inc.	16,720	17,726
Metropolitan Bank & Trust Co.	19,185	29,563
San Miguel Corp.	14,280	39,955
SM Prime Holdings, Inc.	37,200	25,346
Universal Robina Corp.	6,730	16,273

		236,715

COMMON STOCKS (continued)	Shares	Value
Poland — 0.1%
Bank Polska Kasa Opieki SA	14,403	$420,527
KGHM Polska Miedz SA*	8,962	213,950
PGE Polska Grupa Energetyczna SA*	14,928	39,977
Polski Koncern Naftowy ORLEN SA	9,801	284,081
Polskie Gornictwo Naftowe i Gazownictwo SA	86,512	159,994
Powszechna Kasa Oszczednosci Bank Polski SA*	2,332	24,649
Powszechny Zaklad Ubezpieczen SA*	27,805	327,049
Santander Bank Polska SA	431	41,296

		1,511,523

Portugal — 0.1%
Galp Energia SGPS SA (Class B Stock)	108,130	1,712,254

Russia — 0.1%
Gazprom PJSC	117,161	257,757
Inter RAO UES PJSC	315,000	17,595
LUKOIL PJSC	5,325	381,426
Magnit PJSC, GDR	3,113	39,454
Magnitogorsk Iron & Steel Works PJSC	12,600	7,836
MMC Norilsk Nickel PJSC	691	130,004
Mobile TeleSystems PJSC, ADR	5,427	37,989
Novolipetsk Steel PJSC	4,950	11,162
PhosAgro PJSC, GDR	1,268	15,512
Severstal PJSC	1,880	25,500
Surgutneftegas PJSC	62,795	24,197
Tatneft PJSC	16,975	179,056

		1,127,488

Singapore — 0.2%
Ascendas Real Estate Investment Trust, REIT	257,900	485,829
CapitaLand Commercial Trust	55,900	71,694
CapitaLand Ltd.	168,700	383,872
CapitaLand Mall Trust	231,900	383,872
DBS Group Holdings Ltd.	16,200	281,213
Genting Singapore Ltd.	992,800	711,223
Keppel Corp. Ltd.	32,800	141,963
Oversea-Chinese Banking Corp. Ltd.	39,400	325,424
Sembcorp Industries Ltd.	40,600	75,344
Singapore Exchange Ltd.	7,300	38,276
Singapore Technologies Engineering Ltd.	119,100	304,714
Suntec Real Estate Investment Trust	120,200	156,906
United Overseas Bank Ltd.	15,200	273,831

		3,634,161

South Africa — 0.1%
Absa Group Ltd.	5,183	58,216
African Rainbow Minerals Ltd.	1,413	14,008
Anglo American Platinum Ltd.	1,493	55,818
Anglo American PLC, (XJSE)	11,111	248,689
Anglo American PLC, (XMTF)	16,493	368,580
AngloGold Ashanti Ltd.	1,930	24,728
Aspen Pharmacare Holdings Ltd.	3,426	32,105
Barloworld Ltd.	1,017	8,116
Bidvest Group Ltd. (The)	4,914	70,457
Clicks Group Ltd.	1,507	20,058
FirstRand Ltd.	42,453	193,146
Growthpoint Properties Ltd.	22,680	36,702

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
Imperial Logistics Ltd.	2,273	$10,746
Investec Ltd.	11,346	62,245
Investec PLC	15,034	84,820
Kumba Iron Ore Ltd.	1,306	25,655
Liberty Holdings Ltd.	3,862	29,475
MMI Holdings Ltd.*	19,350	23,012
Motus Holdings Ltd.*	2,273	13,879
Naspers Ltd. (Class N Stock)	3,225	645,192
Nedbank Group Ltd.	2,013	38,395
Netcare Ltd.	11,742	21,503
Redefine Properties Ltd.	41,093	27,617
Remgro Ltd.	8,573	116,015
RMB Holdings Ltd.	11,625	63,652
Sanlam Ltd.	23,915	132,372
SPAR Group Ltd. (The)	2,467	35,580
Standard Bank Group Ltd.	27,704	344,208

		2,804,989

South Korea — 0.2%
Amorepacific Corp.	380	71,441
Celltrion, Inc.*	938	187,264
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	960	29,332
Doosan Bobcat, Inc.	866	24,477
Doosan Infracore Co. Ltd.*	797	5,441
Fila Korea Ltd.*	504	24,328
Hana Financial Group, Inc.	3,067	99,655
Hanwha Aerospace Co. Ltd.*	609	17,752
Hanwha Chemical Corp.*	1,701	30,826
HDC Holdings Co. Ltd.*	390	6,011
Hyundai Mobis Co. Ltd.	416	70,660
Hyundai Motor Co.	1,619	171,442
Industrial Bank of Korea	6,377	80,209
KB Financial Group, Inc.*	3,113	129,795
Kia Motors Corp.*	7,925	239,462
Korea Electric Power Corp.*	1,610	47,725
Korea Zinc Co. Ltd.	279	108,216
KT Corp.*	38	1,014
LG Electronics, Inc.*	5,996	334,696
LG Household & Health Care Ltd.	127	125,377
LG Uplus Corp.*	889	14,041
Medy-Tox, Inc.	38	19,751
NAVER Corp.*	661	72,094
NH Investment & Securities Co. Ltd.	5,622	65,798
Poongsan Corp.	532	13,031
POSCO	1,989	433,868
Samsung Electro-Mechanics Co. Ltd.*	931	86,528
Samsung Electronics Co. Ltd.	54,885	1,901,433
Samsung Life Insurance Co. Ltd.	280	20,438
Samsung SDS Co. Ltd.	947	172,848
Shinhan Financial Group Co. Ltd.	5,734	203,717
SillaJen, Inc.*	594	39,098
SK Hynix, Inc.*	237	12,839
SK Innovation Co. Ltd.	1,789	286,999
SK Telecom Co. Ltd.	51	12,324
ViroMed Co. Ltd.*	136	31,092

		5,191,022

COMMON STOCKS (continued)	Shares	Value
Spain — 0.4%
Acciona SA	627	$53,142
ACS Actividades de Construccion y Servicios SA	19,047	739,284
Aena SME SA, 144A	902	140,438
Almirall SA	545	8,356
Banco Bilbao Vizcaya Argentaria SA	437,683	2,339,338
Banco de Sabadell SA	89,616	102,843
Banco Santander SA	218,925	1,003,845
Bankinter SA	49,927	402,175
CaixaBank SA	162,072	589,290
Cia de Distribucion Integral Logista Holdings SA	473	11,861
Endesa SA	31,569	728,914
Grifols SA	3,296	86,576
Mapfre SA	29,119	77,527
Mediaset Espana Comunicacion SA	132,593	835,356
Melia Hotels International SA	2,276	21,457
Repsol SA	87,972	1,424,445

		8,564,847

Sweden — 0.3%
Essity AB (Class B Stock)	7,274	179,108
Hennes & Mauritz AB (Class B Stock)	4,157	59,178
Skandinaviska Enskilda Banken AB (Class A Stock)	138,215	1,346,752
SSAB AB (Class A Stock)	66,475	229,880
Svenska Cellulosa AB SCA (Class B Stock)	41,503	323,068
Svenska Handelsbanken AB (Class A Stock)	9,488	105,985
Swedbank AB (Class A Stock)	13,568	303,783
Swedish Match AB	23,775	938,453
Telefonaktiebolaget LM Ericsson (Class B Stock)	104,283	930,705
Volvo AB (Class B Stock)	87,517	1,149,953

		5,566,865

Switzerland — 1.0%
Baloise Holding AG	122	16,854
Barry Callebaut AG	106	165,489
Cembra Money Bank AG	143	11,367
Chocoladefabriken Lindt & Spruengli AG	5	30,963
Credit Suisse Group AG*	23,747	260,933
Flughafen Zurich AG	974	161,545
Galenica AG, 144A*	904	39,879
Georg Fischer AG	776	623,410
Glencore PLC*	166,898	620,842
IWG PLC	48,312	128,811
LafargeHolcim Ltd.*	16,724	692,336
Logitech International SA	24,521	772,357
Lonza Group AG*	69	18,008
Nestle SA	68,930	5,605,818
Novartis AG	37,993	3,260,033
OC Oerlikon Corp. AG*	39,394	444,732
PSP Swiss Property AG	895	88,393
Roche Holding AG, (XVTX)	15,929	3,963,343
SGS SA	151	340,961
STMicroelectronics NV	23,895	343,241
Sunrise Communications Group AG, 144A*	1,908	168,364
Swiss Life Holding AG*	202	78,135

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Swiss Prime Site AG*	600	$48,645
Swiss Re AG	15,973	1,469,858
Temenos AG*	1,570	189,471
UBS Group AG*	28,869	360,273
Zurich Insurance Group AG	2,620	783,863

		20,687,924

Taiwan — 0.3%
ASE Technology Holding Co. Ltd.	6,000	11,395
AU Optronics Corp.	431,000	172,700
Cathay Financial Holding Co. Ltd.	243,000	371,373
China Development Financial Holding Corp.	42,000	13,305
China Life Insurance Co. Ltd.	163,014	147,721
China Steel Corp.	201,000	158,654
Compal Electronics, Inc.	270,000	153,284
CTBC Financial Holding Co. Ltd.	721,680	473,961
Delta Electronics, Inc.	18,000	75,868
Elan Microelectronics Corp.	6,000	14,703
Formosa Chemicals & Fibre Corp.	4,000	13,649
Formosa Petrochemical Corp.	44,000	155,860
Fubon Financial Holding Co. Ltd.	447,000	684,040
General Interface Solution Holding Ltd.	5,000	14,670
Innolux Corp.	246,000	77,755
Lite-On Technology Corp.	30,189	39,843
MediaTek, Inc.	59,000	438,810
Novatek Microelectronics Corp.	9,000	41,726
Powertech Technology, Inc.	16,000	34,305
Quanta Computer, Inc.	40,000	68,629
Radiant Opto-Electronics Corp.	6,000	16,517
Realtek Semiconductor Corp.	3,000	13,981
Simplo Technology Co. Ltd.	2,400	16,281
Sitronix Technology Corp.	4,000	13,101
TaiMed Biologics, Inc.*	1,000	5,399
Taiwan Semiconductor Manufacturing Co. Ltd.	290,000	2,124,366
TCI Co. Ltd.	1,149	19,411
TPK Holding Co. Ltd.	6,000	9,458
Tripod Technology Corp.	4,000	10,393
Unimicron Technology Corp.	19,000	13,829
Uni-President Enterprises Corp.	331,000	749,812
Wistron NeWeb Corp.	9,000	23,347
WPG Holdings Ltd.	33,120	39,816
Yuanta Financial Holding Co. Ltd.	461,000	231,831

		6,449,793

Thailand — 0.1%
Bangkok Chain Hospital PCL, NVDR	17,200	8,842
Bangkok Dusit Medical Services PCL, NVDR	166,300	126,718
Berli Jucker PCL, NVDR	103,500	161,743
Gulf Energy Development PCL	4,900	12,271
Gulf Energy Development PCL, NVDR	11,900	29,814
Intouch Holdings PCL, NVDR	17,700	26,161
Muangthai Capital PCL, NVDR	11,700	17,717
PTT Exploration & Production PCL, NVDR	26,400	93,138
PTT Global Chemical PCL, NVDR	113,400	248,662
PTT PCL, NVDR	19,900	28,511
Thanachart Capital PCL, NVDR	14,700	22,507
Total Access Communication PCL, NVDR	39,300	52,445

COMMON STOCKS (continued)	Shares	Value
Thailand (continued)
True Corp. PCL, NVDR	2,042,200	$327,411

		1,155,940

Turkey — 0.0%
Akbank T.A.S	25,562	33,049
Coca-Cola Icecek A/S	1,926	11,248
Enerjisa Enerji A/S, 144A	7,212	6,944
Eregli Demir ve Celik Fabrikalari TAS	31,046	42,385
Haci Omer Sabanci Holding A/S	14,363	20,375
KOC Holding A/S	7,820	20,912
TAV Havalimanlari Holding A/S	7,514	34,031
Tekfen Holding A/S	2,660	10,412
Turk Telekomunikasyon A/S*	9,497	6,985
Turkiye Garanti Bankasi A/S	59,475	89,525
Turkiye Is Bankasi A/S (Class C Stock)	234,894	200,633

		476,499

United Kingdom — 1.7%
Admiral Group PLC	4,300	112,371
Ashmore Group PLC	12,700	59,363
Ashtead Group PLC	16,453	344,081
Associated British Foods PLC	6,496	169,323
AstraZeneca PLC	11,303	847,845
Auto Trader Group PLC, 144A	92,939	539,765
Aviva PLC	156,369	749,811
BAE Systems PLC	72,759	426,712
Barclays PLC	211,782	407,773
Barratt Developments PLC	78,536	464,033
boohoo Group PLC*	7,296	15,053
Bovis Homes Group PLC	13,171	144,872
BP PLC	380,200	2,407,320
British American Tobacco PLC	24,864	795,109
British Land Co. PLC (The)	16,267	110,816
Burberry Group PLC	3,620	80,138
Centrica PLC	223,536	384,985
Close Brothers Group PLC	3,713	68,259
Coca-Cola European Partners PLC	17,980	824,383
Compass Group PLC	46,571	980,301
Croda International PLC	4,842	289,771
Derwent London PLC	581	21,166
Diageo PLC	82,308	2,934,300
Dialog Semiconductor PLC*	945	24,479
Direct Line Insurance Group PLC	155,086	628,912
easyJet PLC	752	10,626
Electrocomponents PLC	14,390	93,136
Experian PLC	1,566	38,048
Fevertree Drinks PLC	2,226	62,538
Fiat Chrysler Automobiles NV*	18,708	272,060
GlaxoSmithKline PLC	89,018	1,694,983
Hargreaves Lansdown PLC	889	21,023
Hays PLC	91,979	164,443
HSBC Holdings PLC	385,270	3,185,368
IG Group Holdings PLC	65,406	475,922
Imperial Brands PLC	2,490	75,507
Inchcape PLC	38,175	268,854
InterContinental Hotels Group PLC	4,370	236,484
International Consolidated Airlines Group SA	1,238	9,827
Intertek Group PLC	18,660	1,144,029

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
JD Sports Fashion PLC	7,959	$35,463
Jupiter Fund Management PLC	15,979	60,224
Land Securities Group PLC	3,491	35,832
Legal & General Group PLC	482,376	1,424,023
Liberty Global PLC (Class C Stock)*	17,649	364,275
Linde PLC	13,960	2,178,319
Lloyds Banking Group PLC	89,982	59,414
Man Group PLC	84,852	143,770
Mondi Ltd.	2,470	53,177
Moneysupermarket.com Group PLC	79,549	279,727
National Grid PLC	160,543	1,563,441
Pagegroup PLC	3,529	20,315
Pearson PLC	11,866	142,218
Persimmon PLC	3,557	87,700
Petrofac Ltd.	55,332	337,853
Reckitt Benckiser Group PLC	8,976	688,771
RELX PLC, (XAMS)	1,021	21,049
RELX PLC, (XLON)	21,341	440,201
Rentokil Initial PLC	7,979	34,358
Royal Bank of Scotland Group PLC	144,366	403,169
Royal Mail PLC(a)	140,200	486,595
RSA Insurance Group PLC	10,297	67,589
Severn Trent PLC	2,431	56,311
Spectris PLC	2,898	84,400
SSP Group PLC	7,247	59,953
Standard Chartered PLC	59,404	461,954
Standard Life Aberdeen PLC	28,313	92,770
Subsea 7 SA	9,706	95,444
Tate & Lyle PLC	14,178	119,453
TechnipFMC PLC	9,642	188,790
Unilever NV, CVA	37,473	2,038,130
Unilever PLC	15,733	825,268
Victrex PLC	634	18,526
Vodafone Group PLC	233,195	456,547
WH Smith PLC	634	13,913
William Hill PLC	72,471	143,161
Wm Morrison Supermarkets PLC	302,021	821,450

		35,987,342

United States — 20.1%
3M Co.(a)	7,716	1,470,207
Abbott Laboratories	17,889	1,293,911
AbbVie, Inc.	41,142	3,792,881
Accenture PLC (Class A Stock)	6,600	930,665
Activision Blizzard, Inc.	4,592	213,849
Adobe, Inc.*	2,585	584,831
Advance Auto Parts, Inc.	829	130,534
AGCO Corp.	399	22,212
Agilent Technologies, Inc.	10,134	683,639
Air Products & Chemicals, Inc.	9,929	1,589,136
Albemarle Corp.(a)	10,048	774,399
Alexion Pharmaceuticals, Inc.*	715	69,612
Alkermes PLC*	585	17,263
Alleghany Corp.	81	50,489
Allegion PLC	6,470	515,724
Allergan PLC	3,683	492,270
Allstate Corp. (The)(a)	25,722	2,125,409
Ally Financial, Inc.	15,512	351,502
Alphabet, Inc. (Class A Stock)*	5,274	5,511,119

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Alphabet, Inc. (Class C Stock)*	6,353	$6,579,231
Altice USA, Inc. (Class A Stock)(a)	18,252	301,523
Altria Group, Inc.	41,708	2,059,958
Amazon.com, Inc.*	8,170	12,271,095
AMC Networks, Inc. (Class A Stock)*	6,263	343,713
Ameren Corp.	8,922	581,983
American Airlines Group, Inc.	12,813	411,425
American Electric Power Co., Inc.	2,699	201,723
American Express Co.	25,094	2,391,960
American Financial Group, Inc.	5,767	522,087
American International Group, Inc.	19,313	761,125
American Tower Corp.	1,265	200,110
American Water Works Co., Inc.(a)	10,394	943,463
Ameriprise Financial, Inc.	5,223	545,125
AmerisourceBergen Corp.	12,981	965,787
AMETEK, Inc.	5,147	348,452
Amgen, Inc.	20,804	4,049,914
Amphenol Corp. (Class A Stock)	3,307	267,933
Anadarko Petroleum Corp.	30,540	1,338,874
Analog Devices, Inc.	6,904	592,570
Antero Resources Corp.*	9,891	92,876
Anthem, Inc.	4,172	1,095,692
Aon PLC	4,476	650,631
Apache Corp.	2,273	59,666
Apartment Investment & Management Co. (Class A Stock)	2,072	90,919
Apple, Inc.	102,409	16,153,995
Applied Materials, Inc.	19,950	653,162
Arch Capital Group Ltd.*	9,495	253,706
Archer-Daniels-Midland Co.	30,372	1,244,341
Arthur J Gallagher & Co.	10,308	759,699
Assurant, Inc.	690	61,714
AT&T, Inc.	57,105	1,629,777
Athene Holding Ltd. (Class A Stock)*	14,994	597,211
Atmos Energy Corp.	7,746	718,209
Automatic Data Processing, Inc.	18,004	2,360,683
AutoNation, Inc.*	790	28,203
AutoZone, Inc.*	393	329,468
AvalonBay Communities, Inc.	2,270	395,094
AXA Equitable Holdings, Inc.	2,157	35,871
Axalta Coating Systems Ltd.*	4,870	114,055
Ball Corp.	3,508	161,298
Bank of America Corp.	258,904	6,379,395
Bank of New York Mellon Corp. (The)	1,333	62,744
Bausch Health Cos., Inc.*	11,289	208,796
BB&T Corp.	31,415	1,360,897
Berkshire Hathaway, Inc. (Class B Stock)*	26,199	5,349,312
Best Buy Co., Inc.(a)	9,258	490,304
Biogen, Inc.*	4,649	1,398,977
Boeing Co. (The)	9,753	3,145,343
Booking Holdings, Inc.*	811	1,396,883
Booz Allen Hamilton Holding Corp.	9,524	429,247
BorgWarner, Inc.	7,204	250,267
Boston Properties, Inc.	2,922	328,871
Brighthouse Financial, Inc.*	987	30,084
Bristol-Myers Squibb Co.	47,420	2,464,892
Broadcom, Inc.	3,874	985,081
Broadridge Financial Solutions, Inc.	5,725	551,031

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Brookfield Property REIT, Inc. (Class A Stock)	19,561	$314,932
BRP, Inc.	16,867	436,625
Bunge Ltd.	5,592	298,836
Burlington Stores, Inc.*	4,613	750,397
C.H. Robinson Worldwide, Inc.(a)	2,655	223,259
Cabot Oil & Gas Corp.	7,190	160,697
Camden Property Trust	994	87,522
Campbell Soup Co.(a)	4,478	147,729
Capital One Financial Corp.	14,117	1,067,104
Cardinal Health, Inc.	22,074	984,501
Cargurus, Inc.*	1,935	65,268
Carnival Corp.	8,012	394,992
Carnival PLC	12,779	616,033
Caterpillar, Inc.	4,258	541,064
CBRE Group, Inc. (Class A Stock)*	170	6,807
CBS Corp. (Class B Stock)	18,729	818,831
CDK Global, Inc.	6,376	305,283
CDW Corp.	21,078	1,708,372
Celanese Corp. (Class A Stock)	5,918	532,442
Celgene Corp.*	31,419	2,013,644
Centene Corp.*	1,852	213,536
CenterPoint Energy, Inc.	1,220	34,441
Cerner Corp.*	2,041	107,030
CF Industries Holdings, Inc.	11,943	519,640
Charles Schwab Corp. (The)	55,162	2,290,878
Charter Communications, Inc. (Class A Stock)*	1,313	374,166
Chevron Corp.	35,403	3,851,493
Chipotle Mexican Grill, Inc.*	1,481	639,481
Chubb Ltd.	512	66,140
Church & Dwight Co., Inc.	25,820	1,697,923
Ciena Corp.*	7,201	244,186
Cigna Corp.(a)	12,533	2,380,402
Cincinnati Financial Corp.	663	51,329
Cintas Corp.	6,038	1,014,324
Cirrus Logic, Inc.*	2,191	72,697
Cisco Systems, Inc.	43,916	1,902,880
CIT Group, Inc.	6,815	260,810
Citigroup, Inc.	45,030	2,344,262
Citizens Financial Group, Inc.	30,155	896,508
Citrix Systems, Inc.	1,391	142,522
Clean Harbors, Inc.*	2,189	108,027
Clorox Co. (The)	3,131	482,613
CME Group, Inc.	9,405	1,769,268
CMS Energy Corp.	14,937	741,622
Coca-Cola Co. (The)	16,424	777,677
Cognizant Technology Solutions Corp. (Class A Stock)	4,813	305,529
Colgate-Palmolive Co.	11,485	683,587
Comcast Corp. (Class A Stock)	93,417	3,180,849
CommScope Holding Co., Inc.*	2,997	49,121
Conagra Brands, Inc.	11,915	254,504
Concho Resources, Inc.*	2,475	254,405
ConocoPhillips	31,647	1,973,191
Consolidated Edison, Inc.	9,489	725,529
Constellation Brands, Inc. (Class A Stock)	3,625	582,973
Constellium NV (Class A Stock)*	62,367	435,945
Continental Resources, Inc.*	6,405	257,417

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Copart, Inc.*(a)	9,040	$431,931
Corning, Inc.	948	28,639
CoStar Group, Inc.*	781	263,463
Costco Wholesale Corp.	8,799	1,792,444
Crane Co.	23,612	1,704,314
Crown Castle International Corp.	4,108	446,252
Crown Holdings, Inc.*(a)	18,105	752,625
Cullen/Frost Bankers, Inc.	262	23,040
CVS Health Corp.	33,100	2,168,712
D.R. Horton, Inc.	11,317	392,248
Dana, Inc.	2,831	38,587
Danaher Corp.	12,840	1,324,061
Darden Restaurants, Inc.	9,584	957,059
DaVita, Inc.*	7,909	406,997
Dell Technologies, Inc. (Class C Stock)*	9,140	446,708
Delta Air Lines, Inc.	2,970	148,203
Deluxe Corp.	1,189	45,705
Devon Energy Corp.	14,796	333,502
DexCom, Inc.*	782	93,684
Dick’s Sporting Goods, Inc.	724	22,589
Discover Financial Services	7,242	427,133
Discovery, Inc. (Class C Stock)*	22	508
Domino’s Pizza, Inc.(a)	6,268	1,554,401
DowDuPont, Inc.	38,284	2,047,428
Dropbox, Inc. (Class A Stock)*	8,342	170,427
DTE Energy Co.	3,797	418,809
Duke Energy Corp.	3,093	266,926
Duke Realty Corp.	6,088	157,679
Dunkin’ Brands Group, Inc.(a)	2,365	151,644
E*TRADE Financial Corp.	3,653	160,294
East West Bancorp, Inc.	10,641	463,203
Eastman Chemical Co.	12,350	902,908
eBay, Inc.*	3,461	97,150
Ecolab, Inc.	7,579	1,116,766
Edison International	591	33,551
Electronic Arts, Inc.*	6,192	488,611
Eli Lilly & Co.	26,577	3,075,490
Entergy Corp.	1,491	128,330
EOG Resources, Inc.	4,833	421,486
Equifax, Inc.	4,806	447,583
Equity LifeStyle Properties, Inc.	1,592	154,631
Equity Residential	9,413	621,352
Essex Property Trust, Inc.	472	115,739
Estee Lauder Cos., Inc. (The) (Class A Stock)	14,430	1,877,343
Evercore, Inc. (Class A Stock)	2,133	152,637
Everest Re Group Ltd.	1,338	291,363
Exelon Corp.	6,609	298,066
Expeditors International of Washington, Inc.	19,456	1,324,759
Extended Stay America, Inc., UTS	6,023	93,357
Extra Space Storage, Inc.	191	17,282
Exxon Mobil Corp.	74,946	5,110,568
Facebook, Inc. (Class A Stock)*	46,610	6,110,105
Federal Realty Investment Trust	253	29,864
FedEx Corp.	187	30,169
Ferguson PLC	4,089	262,015
Fidelity National Financial, Inc.	470	14,777
Fidelity National Information Services, Inc.	12,691	1,301,462
Fifth Third Bancorp	10,641	250,383

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
First American Financial Corp.	7,060	$315,158
First Data Corp. (Class A Stock)*	7,223	122,141
First Republic Bank	7,449	647,318
FirstEnergy Corp.	1,303	48,928
Fiserv, Inc.*	10,206	750,039
Five Below, Inc.*	1,451	148,466
FleetCor Technologies, Inc.*	266	49,402
FMC Corp.	3,014	222,915
Ford Motor Co.	33,667	257,553
Freeport-McMoRan, Inc.	11,359	117,111
Gaming and Leisure Properties, Inc.	10,260	331,501
Gap, Inc. (The)	24,545	632,279
Garmin Ltd.	8,477	536,764
General Dynamics Corp.	733	115,235
General Electric Co.	73,434	555,895
General Mills, Inc.	11,369	442,709
General Motors Co.	11,642	389,425
Genomic Health, Inc.*	337	21,706
Genuine Parts Co.	754	72,399
Gilead Sciences, Inc.	50,245	3,142,825
GoDaddy, Inc. (Class A Stock)*	7,942	521,154
Goldman Sachs Group, Inc. (The)	2,158	360,494
H&R Block, Inc.	12,354	313,421
Halliburton Co.	45,987	1,222,335
Harris Corp.	495	66,652
Hartford Financial Services Group, Inc. (The)	28,901	1,284,649
HCA Healthcare, Inc.	10,808	1,345,056
HCP, Inc.	12,217	341,221
Henry Schein, Inc.*	953	74,830
Hershey Co. (The)	16,963	1,818,095
Hess Corp.	1,121	45,401
Hewlett Packard Enterprise Co.	34,594	456,987
Hilton Worldwide Holdings, Inc.	6,750	484,649
HollyFrontier Corp.	1,742	89,051
Home Depot, Inc. (The)	27,237	4,679,861
Honeywell International, Inc.	6,017	794,966
Hormel Foods Corp.(a)	3,400	145,112
Host Hotels & Resorts, Inc.	60,024	1,000,600
HP, Inc.	61,137	1,250,863
Hubbell, Inc.	312	30,994
Humana, Inc.	7,563	2,166,648
Huntington Bancshares, Inc.	12,103	144,268
Huntington Ingalls Industries, Inc.	1,316	250,448
Huntsman Corp.	6,834	131,828
IAC/InterActiveCorp*	271	49,604
IDACORP, Inc.	4,073	379,033
IDEXX Laboratories, Inc.*	1,922	357,530
Illinois Tool Works, Inc.	9,839	1,246,503
Illumina, Inc.*	1,541	462,192
Incyte Corp.*	3,214	204,378
Ingersoll-Rand PLC	14,229	1,298,112
Ingredion, Inc.	650	59,410
Insperity, Inc.	7,767	725,127
Intel Corp.	87,462	4,104,592
Intercontinental Exchange, Inc.	8,942	673,601
International Business Machines Corp.	12,552	1,426,785
International Flavors & Fragrances, Inc.	961	128,466
International Paper Co.	23,899	964,564

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Interpublic Group of Cos., Inc. (The)	16,204	$334,289
Intuit, Inc.	8,639	1,700,588
Intuitive Surgical, Inc.*	1,488	712,633
Invesco Ltd.	4,586	76,770
J.B. Hunt Transport Services, Inc.	1,015	94,436
J.M. Smucker Co. (The)	1,265	118,265
Jack Henry & Associates, Inc.	2,003	253,420
Jazz Pharmaceuticals PLC*	287	35,577
JBS SA	131,377	392,868
Johnson & Johnson	58,219	7,513,162
JPMorgan Chase & Co.	65,122	6,357,210
Juniper Networks, Inc.	829	22,308
Kellogg Co.	5,059	288,414
KeyCorp	1,040	15,371
Keysight Technologies, Inc.*	2,027	125,836
Kimberly-Clark Corp.	10,394	1,184,292
Kimco Realty Corp.	10,004	146,559
Kinder Morgan, Inc.	63,320	973,862
Kroger Co. (The)	6,968	191,619
L Brands, Inc.	25,106	644,471
Laboratory Corp. of America Holdings*	2,141	270,537
Lamb Weston Holdings, Inc.	3,541	260,476
Landstar System, Inc.(a)	8,353	799,132
Las Vegas Sands Corp.	4,698	244,531
Leidos Holdings, Inc.	3,933	207,348
Lennox International, Inc.	595	130,222
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	8,775	322,919
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	12,525	463,174
Liberty Property Trust	3,532	147,920
Lincoln National Corp.	18,115	929,481
Lockheed Martin Corp.	4,374	1,145,288
Loews Corp.	21,540	980,501
Lowe’s Cos., Inc.	10,233	945,120
Lululemon Athletica, Inc.*	362	44,023
LyondellBasell Industries NV (Class A Stock)	159	13,222
M&T Bank Corp.	910	130,248
Macerich Co. (The)	2,821	122,093
Marathon Oil Corp.	4,654	66,738
Marathon Petroleum Corp.	3,782	223,176
Markel Corp.*	34	35,294
Marriott International, Inc. (Class A Stock)	915	99,332
Marsh & McLennan Cos., Inc.	17,117	1,365,081
Masimo Corp.*	1,917	205,828
Mastercard, Inc. (Class A Stock)	14,966	2,823,336
Maxim Integrated Products, Inc.	2,556	129,973
McCormick & Co., Inc.	272	37,873
McDonald’s Corp.	27,530	4,888,502
McKesson Corp.	11,934	1,318,349
Medtronic PLC	15,543	1,413,791
Merck & Co., Inc.	65,166	4,979,334
MetLife, Inc.	25,981	1,066,780
Mettler-Toledo International, Inc.*	497	281,093
Micron Technology, Inc.*	5,214	165,440
Microsoft Corp.	118,527	12,038,788
Moelis & Co. (Class A Stock)	5,936	204,080
Molson Coors Brewing Co. (Class B Stock)	4,070	228,572

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Monster Beverage Corp.*	15,962	$785,649
Moody’s Corp.(a)	532	74,501
Morgan Stanley	76,295	3,025,097
Mosaic Co. (The)	12,336	360,335
Motorola Solutions, Inc.	3,646	419,436
MSCI, Inc.	1,431	210,972
Mylan NV*	1,934	52,992
National Instruments Corp.	11,917	540,793
Nektar Therapeutics*	2,847	93,581
NetApp, Inc.	10,367	618,599
Netflix, Inc.*	7,514	2,011,197
New Relic, Inc.*	1,064	86,152
Newell Brands, Inc.	324	6,023
Newmont Mining Corp.(a)	12,076	418,433
News Corp. (Class A Stock)	6,077	68,974
NextEra Energy, Inc.	1,065	185,118
Nielsen Holdings PLC	11,170	260,596
NIKE, Inc. (Class B Stock)	27,424	2,033,215
Norfolk Southern Corp.	7,837	1,171,945
Northrop Grumman Corp.	2,132	522,126
Norwegian Cruise Line Holdings Ltd.*	7,654	324,453
NRG Energy, Inc.	1,365	54,054
Nucor Corp.	17,412	902,116
NVIDIA Corp.	8,293	1,107,116
NVR, Inc.*	119	290,002
Occidental Petroleum Corp.	15,835	971,952
OGE Energy Corp.	17,688	693,193
Oracle Corp.	58,625	2,646,919
O’Reilly Automotive, Inc.*	1,659	571,244
Outfront Media, Inc.	2,688	48,707
PACCAR, Inc.	19,257	1,100,345
Packaging Corp. of America	9,053	755,563
Palo Alto Networks, Inc.*	1,332	250,882
Park Hotels & Resorts, Inc.(a)	19,375	503,363
Parker-Hannifin Corp.	2,256	336,460
Paychex, Inc.	12,412	808,642
PayPal Holdings, Inc.*	16,398	1,378,908
Penske Automotive Group, Inc.(a)	6,167	248,653
PepsiCo, Inc.	24,553	2,712,615
Pfizer, Inc.	76,323	3,331,499
PG&E Corp.*	3,513	83,434
Philip Morris International, Inc.	28,950	1,932,702
Phillips 66	9,714	836,861
Pinnacle West Capital Corp.	14,844	1,264,709
Plains GP Holdings LP (Class A Stock)*	2,666	53,587
Platform Specialty Products Corp.*	109,064	1,126,631
Portland General Electric Co.	16,068	736,718
PPG Industries, Inc.	5,518	564,105
PPL Corp.	1,933	54,762
Principal Financial Group, Inc.	9,670	427,124
Procter & Gamble Co. (The)	44,206	4,063,415
Progressive Corp. (The)	23,213	1,400,440
Prologis, Inc.	42,149	2,474,989
Public Storage	4,530	916,917
PulteGroup, Inc.(a)	12,508	325,083
Pure Storage, Inc. (Class A Stock)*	9,840	158,227
QIAGEN NV*	4,611	157,880
QUALCOMM, Inc.	13,520	769,423
Quest Diagnostics, Inc.	9,118	759,256

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Ralph Lauren Corp.	845	$87,424
Raytheon Co.	13,622	2,088,934
Realty Income Corp.	29,358	1,850,728
Red Hat, Inc.*	525	92,211
Regeneron Pharmaceuticals, Inc.*	1,258	469,864
Regions Financial Corp.	12,877	172,294
Reinsurance Group of America, Inc.	575	80,632
Reliance Steel & Aluminum Co.	423	30,105
Republic Services, Inc.	3,944	284,323
Robert Half International, Inc.	20,299	1,161,102
Rockwell Automation, Inc.	7,798	1,173,443
Rollins, Inc.	860	31,046
Roper Technologies, Inc.	1,369	364,866
Ross Stores, Inc.	20,878	1,737,049
S&P Global, Inc.	7,171	1,218,639
salesforce.com, Inc.*	20,396	2,793,640
SBA Communications Corp.*	2,965	480,004
Schneider National, Inc. (Class B Stock)	5,849	109,201
Seagate Technology PLC(a)	17,860	689,217
Sealed Air Corp.	2,238	77,972
SEI Investments Co.	5,133	237,145
ServiceNow, Inc.*(a)	412	73,357
Sherwin-Williams Co. (The)	3,634	1,429,834
Shire PLC	8,761	511,145
Silicon Laboratories, Inc.*	2,148	169,284
Simon Property Group, Inc.	16,885	2,836,512
Sinclair Broadcast Group, Inc. (Class A Stock)	1,539	40,537
Sirius XM Holdings, Inc.(a)	68,650	391,991
Skyworks Solutions, Inc.	4,891	327,795
SL Green Realty Corp.	3,231	255,507
Snap, Inc. (Class A Stock)*	5,992	33,016
Snap-on, Inc.	3,028	439,938
Southern Co. (The)	3,072	134,922
Southwest Airlines Co.	26,701	1,241,061
Spirit AeroSystems Holdings, Inc. (Class A Stock)	3,781	272,572
Square, Inc. (Class A Stock)*	3,512	196,988
Starbucks Corp.	31,786	2,047,018
Steel Dynamics, Inc.	23,862	716,815
STERIS PLC	1,676	179,081
Stryker Corp.	11,427	1,791,182
Sunstone Hotel Investors, Inc.	5,163	67,171
SunTrust Banks, Inc.	5,659	285,440
SVB Financial Group*	204	38,744
Synchrony Financial	17,344	406,891
Synopsys, Inc.*	7,118	599,620
T. Rowe Price Group, Inc.	1,572	145,127
Target Corp.	26,083	1,723,825
TD Ameritrade Holding Corp.	7,279	356,380
Telephone & Data Systems, Inc.	3,876	126,125
Tesla, Inc.*	79	26,291
Texas Instruments, Inc.	14,596	1,379,322
Thermo Fisher Scientific, Inc.	7,056	1,579,062
Tiffany & Co.(a)	13,915	1,120,297
TJX Cos., Inc. (The)	48,627	2,175,572
Torchmark Corp.	2,891	215,466
Total System Services, Inc.	2,713	220,540
Tractor Supply Co.	16,392	1,367,748

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
TransDigm Group, Inc.*	184	$62,571
TransUnion	10,149	576,463
Travelers Cos., Inc. (The)	10,574	1,266,237
TripAdvisor, Inc.*	1,936	104,428
Twenty-First Century Fox, Inc. (Class A Stock)	16,592	798,407
Twenty-First Century Fox, Inc. (Class B Stock)(a)	11,247	537,382
Twitter, Inc.*	5,486	157,668
Tyson Foods, Inc. (Class A Stock)	11,425	610,095
U.S. Bancorp	20,088	918,022
UCI International Holdings, Inc.*^	30,714	502,942
UDR, Inc.	3,575	141,642
UGI Corp.	2,360	125,906
Ulta Beauty, Inc.*	6,683	1,636,266
Ultimate Software Group, Inc. (The)*	218	53,382
Under Armour, Inc. (Class C Stock)*(a)	2,002	32,372
United Continental Holdings, Inc.*	9,289	777,768
United Parcel Service, Inc. (Class B Stock) .	7,011	683,783
United Therapeutics Corp.*	1,675	182,408
UnitedHealth Group, Inc.	32,147	8,008,461
Universal Health Services, Inc. (Class B Stock)	3,576	416,819
Unum Group	37,998	1,116,382
Valero Energy Corp.	7,135	534,911
Veeva Systems, Inc. (Class A Stock)*	5,760	514,483
Ventas, Inc.	2,601	152,393
VEREIT, Inc.	18,614	133,090
VeriSign, Inc.*	1,197	177,503
Verisk Analytics, Inc. (Class A Stock)*	6,935	756,192
Verizon Communications, Inc.	46,039	2,588,313
Vertex Pharmaceuticals, Inc.*	6,683	1,107,440
VF Corp.(a)	5,799	413,701
Viacom, Inc. (Class B Stock)	17,693	454,710
Visa, Inc. (Class A Stock)	21,927	2,893,049
VMware, Inc. (Class A Stock)(a)	1,853	254,102
Vornado Realty Trust	5,123	317,780
Voya Financial, Inc.	8,737	350,703
Vulcan Materials Co.	2,162	213,606
W.R. Berkley Corp.	879	64,967
W.W. Grainger, Inc.	89	25,130
Walmart, Inc.	10,091	939,977
Walt Disney Co. (The)	17,427	1,910,870
Waste Connections, Inc.	3,048	226,313
Waste Management, Inc.	6,075	540,614
Waters Corp.*	1,465	276,372
Wayfair, Inc. (Class A Stock)*(a)	1,064	95,845
WellCare Health Plans, Inc.*	1,246	294,169
Wells Fargo & Co.	91,373	4,210,467
Western Digital Corp.	6,379	235,832
Western Union Co. (The)	22,049	376,156
Westlake Chemical Corp.	595	39,371
Westrock Co.	14,660	553,562
Weyerhaeuser Co.	3,813	83,352
Whirlpool Corp.	1,317	140,748
Whiting Petroleum Corp.*	1,136	25,776
Williams Cos., Inc. (The)(a)	22,286	491,406
Willis Towers Watson PLC	2,004	304,327

COMMON STOCKS (continued)	Shares	Value
United States (continued)
World Wrestling Entertainment, Inc. (Class A Stock)	1,178	$88,020
Worldpay, Inc. (Class A Stock)*	87	6,649
Xcel Energy, Inc.	19,708	971,014
Xerox Corp.	6,967	137,668
Xilinx, Inc.	5,635	479,933
Yelp, Inc.*(a)	7,684	268,863
Yum! Brands, Inc.	19,140	1,759,349
Zoetis, Inc.	12,261	1,048,806

		429,520,730

Zambia — 0.0%
First Quantum Minerals Ltd.	7,331	59,284

TOTAL COMMON STOCKS (cost $814,714,670)		755,034,647

PREFERRED STOCKS — 0.3%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	35,784	356,847
Cia Brasileira de Distribuicao (PRFC)	700	14,626
Gerdau SA (PRFC)	38,400	146,833
Itau Unibanco Holding SA (PRFC)	183,938	1,684,779
Itausa - Investimentos Itau SA (PRFC)	37,750	117,660
Telefonica Brasil SA (PRFC)	1,000	11,928

		2,332,673

Germany — 0.1%
Bayerische Motoren Werke AG (PRFC)	1,662	118,809
Fuchs Petrolub SE (PRFC)	4,595	190,044
Henkel AG & Co. KGaA (PRFC)	5,032	551,090
Porsche Automobil Holding SE (PRFC)	3,305	196,093
Sartorius AG (PRFC)	409	51,295
Schaeffler AG (PRFC)	3,022	26,006
Volkswagen AG (PRFC)	1,553	247,960

		1,381,297

Russia — 0.0%
Surgutneftegas PJSC (PRFC)	60,895	34,134

South Korea — 0.0%
Samsung Electronics Co. Ltd. (PRFC)	3,714	105,739

United States — 0.1%
GMAC Capital Trust I, Series 2, 8.401%	64,707	1,640,322

TOTAL PREFERRED STOCKS (cost $5,549,773)		5,494,165

	Units

RIGHTS* — 0.0%
Spain
Repsol SA (Spain), expiring 01/09/19 (cost $41,267)	87,972	40,318

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 5.5%
Cayman Islands — 0.6%
Allegro CLO Ltd.,
Series 2014-1RA, Class B, 3 Month LIBOR + 2.150%, 144A
4.303%(c)	10/21/28	250	$243,807
Anchorage Capital CLO Ltd.,
Series 2014-4RA, Class D, 3 Month LIBOR + 2.600%, 144A
5.109%(c)	01/28/31	500	459,918
Apidos CLO,
Series 2013-15A, Class DRR, 3 Month LIBOR + 2.700%, 144A
5.169%(c)	04/20/31	250	228,744
Ares CLO Ltd.,
Series 2014-32RA, Class B, 3 Month LIBOR + 1.800%, 144A
4.416%(c)	05/15/30	500	458,618
Series 2014-32RA, Class C, 3 Month LIBOR + 2.900%, 144A
5.516%(c)	05/15/30	500	462,881
Ballyrock CLO Ltd.,
Series 2016-1A, Class C, 3 Month LIBOR + 2.700%, 144A
5.136%(c)	10/15/28	1,000	998,436
BlueMountain CLO Ltd.,
Series 2016-1A, Class BR, 3 Month LIBOR + 1.350%, 144A
3.819%(c)	04/20/27	300	293,044
Carlyle Global Market Strategies CLO Ltd.,
Series 2016-1A, Class BR, 3 Month LIBOR + 1.850%, 144A
4.319%(c)	04/20/27	250	237,739
Series 2016-3A, Class D, 3 Month LIBOR + 7.000%, 144A
9.469%(c)	10/20/29	500	485,748
Carlyle US CLO Ltd.,
Series 2016-4A, Class BR, 3 Month LIBOR + 2.100%, 144A
4.570%(c)	10/20/27	250	241,208
Cedar Funding CLO Ltd.,
Series 2017-8A, Class D, 3 Month LIBOR + 3.250%, 144A
5.699%(c)	10/17/30	250	235,836
CIFC Funding Ltd.,
Series 2014-4RA, Class B, 3 Month LIBOR + 2.200%, 144A
4.662%(c)	10/17/30	250	242,281
Series 2014-4RA, Class C, 3 Month LIBOR + 3.200%, 144A
5.662%(c)	10/17/30	250	236,217
Series 2018-1A, Class C, 3 Month LIBOR + 1.750%, 144A
4.195%(c)	04/18/31	250	233,120
Series 2018-4A, Class B, 3 Month LIBOR + 2.100%, 144A
4.527%(c)	10/17/31	250	238,699
Galaxy CLO Ltd.,
Series 2018-25A, Class D, 3 Month LIBOR + 3.100%, 144A
5.441%(c)	10/25/31	250	233,821
Highbridge Loan Management Ltd.,
Series 12A-18, Class B, 3 Month LIBOR + 1.850%, 144A
4.222%(c)	07/18/31	500	468,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (continued)
LCM LP,
Series 15A, Class CR, 3 Month LIBOR + 2.400%, 144A
4.869%(c)	07/20/30	250	$242,273
LCM Ltd.,
Series 25A, Class B2, 3 Month LIBOR + 1.650%, 144A
4.119%(c)	07/20/30	264	259,200
Madison Park Funding Ltd.,
Series 2018-27A, Class C, 3 Month LIBOR + 2.600%, 144A
5.069%(c)	04/20/30	400	362,761
Neuberger Berman CLO Ltd.,
Series 2016-22A, Class CR, 3 Month LIBOR + 2.200%, 144A
4.649%(c)	10/17/30	250	234,640
Series 2016-23A, Class CR, 3 Month LIBOR + 2.150%, 144A
4.599%(c)	10/17/27	250	240,380
Octagon Investment Partners 35 Ltd.,
Series 2018-1A, Class C, 3 Month LIBOR + 2.600%, 144A
5.069%(c)	01/20/31	300	273,688
OZLM Ltd.,
Series 2014-6A, Class B1S, 3 Month LIBOR + 2.100%, 144A
4.549%(c)	04/17/31	500	477,261
Series 2014-6A, Class CS, 3 Month LIBOR + 3.130%, 144A
5.579%(c)	04/17/31	500	471,727
Series 2018-20A, Class B, 3 Month LIBOR + 1.950%, 144A
4.419%(c)	04/20/31	500	474,388
Series 2018-20A, Class C, 3 Month LIBOR + 2.950%, 144A
5.419%(c)	04/20/31	500	464,101
Palmer Square CLO Ltd.,
Series 2013-2A, Class A2RR, 3 Month LIBOR + 1.750%, 144A
4.199%(c)	10/17/31	250	244,798
Series 2013-2A, Class BRR, 3 Month LIBOR + 2.200%, 144A
4.649%(c)	10/17/31	334	314,461
Series 2013-2A, Class CRR, 3 Month LIBOR + 3.200%, 144A
5.649%(c)	10/17/31	334	315,511
Park Avenue Institutional Advisers CLO Ltd.,
Series 2016-1A, Class A2R, 3 Month LIBOR + 1.800%, 144A
4.477%(c)	08/23/31	250	244,798
Rockford Tower CLO Ltd.,
Series 2018-2A, Class B, 3 Month LIBOR + 1.800%, 144A
4.229%(c)	10/20/31	250	242,840
Series 2018-2A, Class C, 3 Month LIBOR + 2.200%, 144A
4.629%(c)	10/20/31	500	481,513
Series 2018-2A, Class D, 3 Month LIBOR + 3.100%, 144A
5.529%(c)	10/20/31	250	236,480
Series 2018-2A, Class E, 3 Month LIBOR + 6.000%, 144A
8.429%(c)	10/20/31	350	316,201
RR 5 Ltd.,
Series 2018-5A, Class B, 3 Month LIBOR + 2.250%, 144A
4.684%(c)	10/15/31	250	235,964

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (continued)
Sound Point CLO Ltd.,
Series 2013-2RA, Class C, 3 Month LIBOR + 1.900%, 144A
4.336%(c)	04/15/29	500	$477,739
TICP CLO Ltd.,
Series 2018-11A, Class C, 3 Month LIBOR + 2.150%, 144A
4.589%(c)	10/20/31	250	239,623
Series 2018-11A, Class D, 3 Month LIBOR + 3.050%, 144A
5.489%(c)	10/20/31	250	236,025
Series 2018-11A, Class E, 3 Month LIBOR + 6.000%, 144A
8.439%(c)	10/20/31	250	237,649
York CLO Ltd.,
Series 2014-1A, Class BRR, 3 Month LIBOR + 1.650%, 144A
3.815%(c)	10/22/29	250	245,105
Series 2014-1A, Class CRR, 3 Month LIBOR + 2.100%, 144A
4.265%(c)	10/22/29	250	239,302

			13,806,650

Ireland — 0.1%
Trafigura Securitisation Finance PLC,
Series 2017-1A, Class A1, 1 Month LIBOR + 0.850%, 144A
3.305%(c)	12/15/20	2,590	2,605,558

United States — 4.8%
ALM Ltd.,
Series 2013-7R2A, Class A2R2, 3 Month LIBOR + 1.650%, 144A
4.086%(c)	10/15/27	250	246,533
Series 2013-7R2A, Class BR2, 3 Month LIBOR + 2.200%, 144A
4.636%(c)	10/15/27	250	242,895
American Credit Acceptance Receivables Trust,
Series 2016-3, Class B, 144A
2.870%	08/12/22	331	330,644
AmeriCredit Automobile Receivables Trust,
Series 2014-4, Class D
3.070%	11/09/20	1,400	1,399,576
Series 2015-3, Class B
2.080%	09/08/20	142	141,492
Series 2016-1, Class D
3.590%	02/08/22	280	281,321
Series 2017-3, Class C
2.690%	06/19/23	1,720	1,699,346
Avant Loans Funding Trust,
Series 2018-A, Class A, 144A
3.090%	06/15/21	1,394	1,391,764
Series 2018-A, Class B, 144A
3.950%	12/15/22	2,150	2,151,215
Series 2018-B, Class A, 144A
3.420%	01/18/22	2,139	2,136,366
Chase Issuance Trust,
Series 2012-A7, Class A7
2.160%	09/15/24	750	727,736

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Citibank Credit Card Issuance Trust,
Series 2014-A6, Class A6
2.150%	07/15/21	1,930	$1,922,053
CLUB Credit Trust,
Series 2017-P2, Class A, 144A
2.610%	01/15/24	741	736,907
Series 2018-NP1, Class A, 144A
2.990%	05/15/24	322	321,809
College Loan Corp. Trust,
Series 2004-1, Class A4, 3 Month LIBOR + 0.190%
2.680%(c)	04/25/24	351	350,540
Conn’s Receivables Funding LLC,
Series 2018-A, Class A, 144A
3.250%	01/15/23	1,136	1,136,627
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P1, Class A, 144A
3.390%	07/15/25	2,259	2,253,831
Series 2018-P2, Class A, 144A
3.470%	10/15/25	755	752,085
Countrywide Asset-Backed Certificates Trust,
Series 2004-6, Class 2A5, 1 Month LIBOR + 0.780%
3.286%(c)	11/25/34	95	94,797
CPS Auto Receivables Trust,
Series 2015-A, Class B, 144A
2.790%	02/16/21	147	147,145
CPS Auto Trust,
Series 2016-D, Class B, 144A
2.110%	03/15/21	569	566,949
Discover Card Execution Note Trust,
Series 2015-A2, Class A
1.900%	10/17/22	750	739,663
Drive Auto Receivables Trust,
Series 2015-BA, Class D, 144A
3.840%	07/15/21	556	556,775
Series 2015-DA, Class C, 144A
3.380%	11/15/21	91	90,900
Series 2016-AA, Class C, 144A
3.910%	05/17/21	110	110,171
Series 2016-BA, Class C, 144A
3.190%	07/15/22	807	806,703
Series 2016-BA, Class D, 144A
4.530%	08/15/23	1,800	1,811,616
Series 2017-1, Class B
2.360%	03/15/21	345	345,068
Series 2017-2, Class B
2.250%	06/15/21	181	180,555
Series 2017-3, Class B
2.300%	05/17/21	965	963,597
Series 2017-3, Class C
2.800%	07/15/22	1,720	1,715,613
Series 2017-3, Class D, 144A
3.530%	12/15/23	2,900	2,902,320
Series 2017-AA, Class D, 144A
4.160%	05/15/24	1,500	1,516,898
Series 2017-BA, Class D, 144A
3.720%	10/17/22	2,700	2,705,123
Series 2018-1, Class C
3.220%	03/15/23	3,520	3,512,864
Series 2018-1, Class D

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
3.810%	05/15/24	1,550	$1,552,511
Series 2018-2, Class B
3.220%	04/15/22	600	599,371
Series 2018-2, Class C
3.630%	08/15/24	3,000	3,012,576
Series 2018-2, Class D
4.140%	08/15/24	640	645,165
Series 2018-3, Class B
3.370%	09/15/22	1,330	1,330,689
Series 2018-3, Class C
3.720%	09/16/24	1,760	1,764,174
Series 2018-3, Class D
4.300%	09/16/24	1,070	1,084,439
Series 2018-4, Class C
3.660%	11/15/24	2,025	2,033,101
Series 2018-5, Class C
3.990%	01/15/25	1,740	1,755,632
DT Auto Owner Trust,
Series 2015-3A, Class D, 144A
4.530%	10/17/22	433	434,859
Exeter Automobile Receivables Trust,
Series 2015-1A, Class C, 144A
4.100%	12/15/20	1,481	1,483,271
Series 2017-2A, Class A, 144A
2.110%	06/15/21	92	92,134
Series 2018-4A, Class B, 144A
3.640%	11/15/22	2,810	2,809,329
Flagship Credit Auto Trust,
Series 2016-4, Class B, 144A
2.410%	10/15/21	2,400	2,384,220
KeyCorp Student Loan Trust,
Series 2006-A, Class 2A4, 3 Month LIBOR + 0.310%
3.132%(c)	09/27/35	75	74,520
Marlette Funding Trust,
Series 2017-2A, Class A, 144A
2.390%	07/15/24	317	316,502
Series 2017-3A, Class A, 144A
2.360%	12/15/24	830	827,787
Series 2018-3A, Class A, 144A
3.200%	09/15/28	1,727	1,724,642
Series 2018-4A, Class A, 144A
3.710%	12/15/28	1,552	1,555,448
OneMain Financial Issuance Trust,
Series 2015-1A, Class A, 144A
3.190%	03/18/26	486	485,569
Series 2016-2A, Class A, 144A
4.100%	03/20/28	386	387,399
Prosper Marketplace Issuance Trust,
Series 2018-1A, Class A, 144A
3.110%	06/17/24	961	959,495
Series 2018-2A, Class A, 144A
3.350%	10/15/24	1,106	1,103,727
Santander Drive Auto Receivables Trust,
Series 2015-1, Class D
3.240%	04/15/21	750	750,153
Series 2015-2, Class C
2.440%	04/15/21	86	86,297
Series 2015-2, Class D
3.020%	04/15/21	2,000	1,998,715

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2015-3, Class C
2.740%	01/15/21	151	$150,447
Series 2015-4, Class C
2.970%	03/15/21	176	175,660
Series 2015-5, Class C
2.740%	12/15/21	362	361,901
Series 2016-1, Class C
3.090%	04/15/22	823	822,350
Series 2016-3, Class C
2.460%	03/15/22	1,450	1,440,268
Series 2016-3, Class D
2.800%	08/15/22	1,000	994,514
Series 2017-1, Class B
2.100%	06/15/21	1,749	1,744,965
Series 2017-1, Class C
2.580%	05/16/22	975	969,543
Series 2017-2, Class B
2.210%	10/15/21	2,570	2,562,928
Series 2017-2, Class C
2.790%	08/15/22	2,000	1,990,486
Series 2017-2, Class D
3.490%	07/17/23	1,000	994,740
Series 2018-5, Class D
4.190%	12/16/24	2,160	2,184,454
SLM Private Credit Student Loan Trust,
Series 2005-A, Class A3, 3 Month LIBOR + 0.200%
2.988%(c)	06/15/23	950	947,735
SLM Private Education Loan Trust,
Series 2010-A, Class 1A, Prime Index + (0.050)%, 144A
5.200%(c)	05/16/44	102	102,989
Series 2011-B, Class A2, 144A
3.740%	02/15/29	88	88,267
SoFi Consumer Loan Program LLC,
Series 2016-2, Class A, 144A
3.090%	10/27/25	126	125,959
Series 2016-3, Class A, 144A
3.050%	12/26/25	431	429,592
Series 2017-1, Class A, 144A
3.280%	01/26/26	2,005	2,004,064
Series 2017-3, Class A, 144A
2.770%	05/25/26	751	744,604
Series 2017-6, Class A1, 144A
2.200%	11/25/26	303	301,116
Series 2017-6, Class A2, 144A
2.820%	11/25/26	950	942,167
SoFi Consumer Loan Program Trust,
Series 2015-1, Class A, 144A
3.280%	09/15/23	306	305,824
Series 2018-1, Class A1, 144A
2.550%	02/25/27	1,153	1,146,094
Series 2018-1, Class A2, 144A
3.140%	02/25/27	2,220	2,213,869
Series 2018-3, Class A1, 144A
3.200%	08/25/27	1,000	997,515
SoFi Professional Loan Program LLC,
Series 2015-B, Class A2, 144A
2.510%	09/27/32	51	50,331

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	151	$150,543
Upgrade Receivables Trust,
Series 2018-1A, Class A, 144A
3.760%	11/15/24	1,561	1,559,634
Westlake Automobile Receivables Trust,
Series 2018-2A, Class B, 144A
3.200%	01/16/24	1,370	1,366,289
Series 2018-3A, Class B, 144A
3.320%	10/16/23	2,510	2,515,239
Series 2018-3A, Class C, 144A
3.610%	10/16/23	2,500	2,501,394
Series 2018-3A, Class D, 144A
4.000%	10/16/23	660	662,202

			101,788,905

TOTAL ASSET-BACKED SECURITIES (cost $119,058,441)			118,201,113

BANK LOANS — 2.3%
United States
Access CIG LLC,
Initial Loan (Second Lien), 3 Month LIBOR + 7.750%
10.457%(c)	02/27/26	19	18,909
Term Loan,
—%(p)	02/27/26	3	2,955
Accudyne Industries Borrower SCA,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	08/18/24	538	509,545
AHP Health Partners, Inc.,
Term Loan, 1 Month LIBOR + 4.500%
7.022%(c)	06/30/25	178	174,098
Albany Molecular Research, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.772%(c)	08/30/24	104	98,549
Alliant Holdings Intermediate LLC,
Initial Term Loan (2018), 1 Month LIBOR + 2.750%
5.205%(c)	05/09/25	63	59,081
Alpha 3 BV,
Initial Term B-1 Loan, 3 Month LIBOR + 3.000%
5.803%(c)	01/31/24	544	517,176
Altice France SA,
USD TLB-13 Incremental Term Loan, 1 Month LIBOR + 4.000%
6.455%(c)	08/14/26	555	520,313
Altra Industrial Motion Corp.,
Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	10/01/25	216	204,945
Amneal Pharmaceuticals LLC,
Initial Term Loan, 1 Month LIBOR + 3.500%^
6.063%(c)	05/04/25	375	353,844
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	07/12/24	72	68,033
Ascend Performance Materials Operations LLC,
Term B Loan, 3 Month LIBOR + 5.250%^
8.053%(c)	08/12/22	357	352,068

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
Asurion LLC,
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%^
9.022%(c)	08/04/25	524	$508,279
Atlantic Aviation FBO, Inc.,
Term Loan, 1 Month LIBOR + 3.750%^
6.130%(c)	12/06/25	151	149,489
AVSC Holding Corp.,
Initial Loan (Second Lien), 3 Month LIBOR + 7.250%^
9.777%(c)	09/01/25	90	85,049
Initial Term Loan (First Lien),1 - 3 Month LIBOR + 3.250%^
5.927%(c)	03/03/25	154	144,992
Bausch Health Co., Inc.,
First Incremental Term Loan, 1 Month LIBOR + 2.750%
5.129%(c)	11/27/25	253	239,371
BCP Raptor II LLC,
Initial Term Loan, 1 Month LIBOR + 4.750%^
7.143%(c)	11/03/25	106	97,519
Beacon Roofing Supply, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
4.682%(c)	01/02/25	155	146,863
Belron Finance US LLC,
Initial Term B Loan, 3 Month LIBOR + 2.250%^
4.839%(c)	11/07/24	144	136,731
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 3 Month LIBOR + 4.250%
7.053%(c)	10/02/25	568	543,575
7.053%(c)	10/02/25	188	182,359
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
6.735%(c)	06/21/24	1,639	1,550,089
Bronco Midstream Funding LLC,
Term Loan, 1 Month LIBOR + 3.500%
6.010%(c)	08/14/23	37	36,198
Brookfield WEC Holdings, Inc.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.750%
9.272%(c)	08/03/26	108	105,839
California Resources Corp.,
Initial Loan, 1 Month LIBOR + 4.750%^
7.256%(c)	12/31/22	895	832,020
Loan, 1 Month LIBOR + 10.375%
12.897%(c)	12/31/21	597	567,008
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
5.272%(c)	01/31/25	928	864,435
Change Healthcare Holdings, Inc.,
Closing Date Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	03/01/24	391	370,956
Charter Communications Operating LLC,
Term A-2 Loan, 1 Month LIBOR + 1.500%
4.030%(c)	03/31/23	1,557	1,488,280
CHG PPC Parent LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 2.750%^
5.272%(c)	03/31/25	130	124,479
Chobani LLC,
New Term Loan (First Lien), 1 Month LIBOR + 3.500%
6.022%(c)	10/10/23	72	66,343
CNX Resources Corp.,
Initial Term B Loan, 1 Month LIBOR + 6.000%
8.530%(c)	11/28/22	362	363,675

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)

United States (continued)
Concentra, Inc.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.500%
8.880%(c)	06/01/23		270	$267,638
Cypress Intermediate Holdings III, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%
5.530%(c)	04/29/24		137	130,386
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.750%
9.272%(c)	04/28/25		41	40,283
Deck Chassis Acquisition, Inc.,
Initial Term Loan (Second Lien), 3 Month LIBOR + 6.000%^
8.527%(c)	06/15/23		30	28,841
Dentalcorp of Canada ULC,
Delayed Draw Term Loan (First Lien), 1 - 3 Month LIBOR + 3.750%
5.887%(c)	06/06/25		17	16,073
Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
6.272%(c)	06/06/25		117	113,844
Digicel International Finance Ltd.,
Initial Term B Loan (First Lien), 3 Month LIBOR + 3.250%^
5.960%(c)	05/27/24		271	242,211
DJO Finance LLC,
Initial Term Loan, 1 - 3 Month LIBOR + 3.250%
5.709%(c)	06/08/20		981	968,736
EG Group Ltd.,
Facility B (EUR), 3 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	659	731,451
Facility B3 (EUR), 3 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	336	372,443
Endo Luxembourg Finance Co.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.813%(c)	04/29/24		433	406,652
Energizer Holdings, Inc.,
Term Loan, ^
—%(p)	06/20/25		75	72,375
Envision Healthcare Corp.,
Initial Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	10/10/25		1,239	1,154,177
Exgen Renewables IV LLC,
Loan, 3 Month LIBOR + 3.000%^
5.710%(c)	11/28/24		92	87,576
Filtration Group Corp.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	03/29/25		69	66,783
Financial & Risk US Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	10/01/25		3,813	3,553,715
Forest City Enterprises, LP,
Initial Term Loan, 1 Month LIBOR + 4.000%^
6.383%(c)	12/08/25		107	103,789
Frontier Communications Corp.,
Initial Loan, 1 Month LIBOR + 2.750%
5.280%(c)	03/31/21		215	203,689
Gavilan Resources LLC,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.000%
8.504%(c)	03/01/24		179	135,590
Gentiva Health Services, Inc.,
Closing Date Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%^
6.313%(c)	07/02/25		466	451,949
Initial Loan (Second Lien), 1 Month LIBOR + 7.000%
9.563%(c)	07/02/26		69	68,685

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)

United States (continued)
GFL Environmental, Inc.,
Effective Date Incremental Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	05/30/25		825	$769,245
GoodRx, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%
5.432%(c)	10/10/25		107	102,542
Gray Television, Inc.,
Term Loan,
—%(p)	01/02/26		106	102,215
Greenrock Finance, Inc.,
Initial USD Term B Loan (First Lien), 3 Month LIBOR + 3.500%^
6.303%(c)	06/28/24		62	61,123
GVC Holdings PLC,
Facility B2 (EUR), 6 Month EURIBOR + 2.750%
2.750%(c)	03/29/24	EUR	1,000	1,109,230
Immucor, Inc.,
Term B-3 Loan, 3 Month LIBOR + 5.000%
7.803%(c)	06/15/21		944	925,552
Infor, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/01/22		123	117,845
Intelsat Jackson Holdings SA,
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%
6.256%(c)	11/27/23		109	105,515
Tranche B-4 Term Loan, 1 Month LIBOR + 4.500%
7.006%(c)	01/02/24		267	264,879
Tranche B-5 Term Loan,
6.625%	01/02/24		1,875	1,853,143
Invictus US Newco LLC,
Initial Term Loan (First Lien), 2 Month LIBOR + 3.000%
5.495%(c)	03/28/25		127	123,501
Initial Term Loan (Second Lien), 2 Month LIBOR + 6.750%^
9.245%(c)	03/30/26		70	69,465
IRB Holding Corp.,
Term B Loan, 1 Month LIBOR + 3.250%
5.682%(c)	02/05/25		296	281,935
JBS USA LLC,
Initial Term Loan, 1 - 3 Month LIBOR + 2.500%
5.162%(c)	10/30/22		113	108,331
Kronos, Inc.,
Initial Term Loan (Second Lien), 3 Month LIBOR + 8.250%
10.791%(c)	11/01/24		693	681,739
Las Vegas Sands LLC,
Refinancing Term Loan (2018), 1 Month LIBOR + 1.750%
4.272%(c)	03/27/25		716	681,602
Laureate Education, Inc.,
Series 2024 Term Loan, 3 Month LIBOR + 3.500%
6.027%(c)	04/26/24		111	108,326
Ligado Networks LLC,
Junior Loan, 3 Month LIBOR + 12.500%
15.270%(c)	12/07/20		776	137,724
LTI Holdings, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%^
6.022%(c)	09/06/25		166	156,064
Mavis Tire Express Services Corp.,
Closing Date Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.754%(c)	03/20/25		88	84,815
Delayed Draw Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.754%(c)	03/20/25		2	2,029

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
6.272%(c)	09/30/24	179	$174,294
McDermott International, Inc.,
Term Loan, 1 Month LIBOR + 5.000%
7.522%(c)	05/12/25	1,927	1,790,380
Messer Industries LLC,
Term Loan,
—%(p)	10/01/25	1,039	989,648
Midcoast Energy LLC,
Tranche B Term Loan, 3 Month LIBOR + 5.500%
8.303%(c)	08/01/25	316	303,954
Mitchell International, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.772%(c)	11/29/24	250	238,659
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.250%
9.772%(c)	12/01/25	114	110,579
Neiman Marcus Group Ltd.,
Other Term Loan, 1 Month LIBOR + 3.250%
5.630%(c)	10/25/20	340	287,925
New LightSquared LLC,
Loan, 3 Month LIBOR + 8.750%^
11.516%(c)	12/07/20	3,008	2,030,313
Ortho-Clinical Diagnostics, Inc.,
Second Amendment New Term Loan, 1 Month LIBOR + 3.250%
5.756%(c)	06/30/25	224	207,573
Peak 10 Holding Corp.,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.500%
6.313%(c)	08/01/24	179	162,353
Initial Term Loan (Second Lien), 3 Month LIBOR + 7.250%
9.791%(c)	08/01/25	76	68,019
Penn National Gaming, Inc.,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
4.705%(c)	10/15/25	87	83,598
Pioneer Energy Services Corp.,
Term Loan, 1 Month LIBOR + 7.750%^
10.205%(c)	11/08/22	881	867,785
Pisces Midco, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%^
6.175%(c)	04/12/25	531	482,926
Quorum Health Corp.,
Term Loan, 1 Month LIBOR + 6.750%
9.272%(c)	04/29/22	257	253,561
Renaissance Holding Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.772%(c)	05/30/25	131	121,325
Sedgwick Holdings, Inc.,
Term Loan,
—%(p)	11/06/25	849	810,088
Sequa Mezzanine Holdings LLC,
Initial Loan (Second Lien), 3 Month LIBOR + 9.000%^
11.520%(c)	04/28/22	45	42,299
Initial Term Loan (First Lien), 3 Month LIBOR + 5.000%^
7.408%(c)	11/28/21	205	194,635
Severin Acquisition LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.629%(c)	08/01/25	114	109,013

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
United States (continued)
Sprint Communications, Inc.,
2018 Incremental Term Loan, 1 Month LIBOR + 3.000%
5.563%(c)	02/02/24		815	$776,288
SRS Distribution, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	05/23/25		454	422,578
SS&C Technologies Holdings, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/16/25		421	396,975
Term B-4 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/16/25		146	138,301
Term B-5 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/16/25		278	262,992
Starfruit Finco BV,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.599%(c)	10/01/25		1,133	1,114,749
Stars Group Holdings BV,
USD Term Loan, 3 Month LIBOR + 3.500%
6.303%(c)	07/10/25		1,773	1,714,514
Team Health Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/06/24		288	257,501
Tempo Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	05/01/24		157	149,676
TierPoint LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
6.272%(c)	05/06/24		177	165,025
Titan Acquisition Ltd.,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	03/28/25		805	740,499
Uber Technologies, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
6.387%(c)	04/04/25		535	526,277
Universal Hospital Services, Inc.,
Term Loan, ^
—%(p)	10/18/25		102	98,429
USI, Inc.,
2017 New Term Loan, 3 Month LIBOR + 3.000%
5.803%(c)	05/16/24		219	206,017
Verallia Packaging,
Facility B4, 1 Month EURIBOR + 2.750%
2.750%(c)	10/31/22	EUR	1,000	1,114,529
Verscend Holding Corp.,
Term B Loan, 1 Month LIBOR + 4.500%
7.022%(c)	08/27/25		1,612	1,552,720
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%^
6.707%(c)	11/30/23		259	234,557
Vistra Operations Co. LLC,
Term Loan,
—%(p)	12/31/25		195	186,533
Weatherford International Ltd.,
Loan, 1 Month LIBOR + 1.425%
3.955%(c)	07/13/20		254	246,083
West Corp.,
Incremental Term B-1 Loan, 3 Month LIBOR + 3.500%
6.027%(c)	10/10/24		88	79,953

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
WP CPP Holdings LLC,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%
6.280%(c)	04/30/25	64	$61,445
Xplornet Communications, Inc.,
Term B Loan, 3 Month LIBOR + 4.000%^
6.803%(c)	09/09/21	350	346,079

TOTAL BANK LOANS (cost $52,514,388)			48,667,418

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
United States
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class B
4.362%(cc)	09/15/48	240	239,529
Citigroup Commercial Mortgage Trust,
Series 2015-GC35, Class A4
3.818%	11/10/48	660	670,294
Series 2016-GC36, Class A5
3.616%	02/10/49	370	370,758
Commercial Mortgage Trust,
Series 2012-LC4, Class A4
3.288%	12/10/44	197	196,650
Series 2013-LC6, Class AM
3.282%	01/10/46	190	188,890
Series 2014-CR17, Class A5
3.977%	05/10/47	360	370,519
Series 2014-UBS6, Class A5
3.644%	12/10/47	350	353,990
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class A5
3.458%(cc)	11/15/50	480	470,117
Series 2015-C2, Class A4
3.504%	06/15/57	200	199,894
DBJPM Mortgage Trust,
Series 2016-C1, Class B
4.195%(cc)	05/10/49	220	218,840
Fannie Mae-Aces,
Series 2017-M4, Class A2
2.597%(cc)	12/25/26	1,300	1,236,640
FHLMC Multifamily Structured Pass-Through Certificates,
Series K038, Class A2
3.389%	03/25/24	700	711,847
Series K056, Class A2
2.525%	05/25/26	1,835	1,758,441
Series K057, Class A2
2.570%	07/25/26	1,805	1,732,428
Series K062, Class A2
3.413%	12/25/26	2,640	2,669,217
Series K073, Class A2
3.350%	01/25/28	510	510,680
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class AS
4.085%	05/10/45	160	164,071
Series 2013-GC16, Class A3
4.244%	11/10/46	234	242,943
Series 2014-GC20, Class A5
3.998%	04/10/47	490	505,559

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(cc)	08/15/46	250	$257,741
Series 2013-C14, Class AS
4.409%(cc)	08/15/46	130	133,639
Series 2013-C17, Class A4
4.199%	01/15/47	510	528,327
Series 2014-C19, Class A4
3.997%	04/15/47	880	903,404
Series 2014-C22, Class A4
3.801%	09/15/47	1,030	1,046,957
Series 2016-C1, Class A5
3.576%	03/15/49	490	490,434
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C5, Class A3
4.171%	08/15/46	127	129,473
Series 2012-C8, Class A3
2.829%	10/15/45	334	328,468
Series 2012-CBX, Class AS
4.271%	06/15/45	170	173,480
Series 2016-JP3, Class A4
2.627%	08/15/49	730	684,742
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A4
4.082%(cc)	07/15/46	500	516,318
Series 2013-C13, Class A4
4.039%	11/15/46	310	319,244
Series 2014-C14, Class AS
4.384%(cc)	02/15/47	150	156,107
Series 2015-C20, Class A4
3.249%	02/15/48	700	690,032
Series 2015-C27, Class A4
3.753%	12/15/47	760	768,945
Morgan Stanley Capital I Trust,
Series 2012-C4, Class A4
3.244%	03/15/45	330	329,259
Series 2015-MS1, Class A4
3.779%(cc)	05/15/48	450	456,671
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A5
2.850%	12/10/45	725	716,799
Series 2013-C6, Class A4
3.244%	04/10/46	650	651,323
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A5
3.817%	08/15/50	990	1,008,608
Series 2018-C44, Class A5
4.212%	05/15/51	570	588,449
WFRBS Commercial Mortgage Trust,
Series 2012-C8, Class AS
3.660%	08/15/45	340	342,918
Series 2012-C10, Class A3
2.875%	12/15/45	595	585,803
Series 2012-C10, Class AS
3.241%	12/15/45	390	384,702
Series 2013-C15, Class A4
4.153%(cc)	08/15/46	450	466,141

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2014-C25, Class B
4.236%(cc)	11/15/47			210	$210,805

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $26,273,593)					25,680,096

CONVERTIBLE BONDS — 0.0%
United States
Ensco Jersey Finance Ltd.,
Gtd. Notes
3.000%	01/31/24	(a)		298	197,057
PDC Energy, Inc.,
Gtd. Notes
1.125%	09/15/21			18	15,953

TOTAL CONVERTIBLE BONDS (cost $302,496)					213,010

CORPORATE BONDS — 22.6%
Australia — 0.1%
Westpac Banking Corp.,
Sr. Unsec’d. Notes
2.150%	03/06/20			1,100	1,088,205

Austria — 0.0%
Erste Group Bank AG,
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	200	233,447

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.500%	01/12/24			255	249,427
4.375%	04/15/38			395	352,418
Solvay Finance SA,
Gtd. Notes
5.118%(ff)	—	(rr)	EUR	100	120,696
Telenet Finance Luxembourg Notes Sarl,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28			600	542,999

					1,265,540

Brazil — 0.1%
Vale Overseas Ltd.,
Gtd. Notes
4.375%	01/11/22			13	13,228
6.250%	08/10/26			2,100	2,268,000

					2,281,228

Canada — 0.6%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
5.000%	10/15/25			1,721	1,583,320
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	(a)		700	644,000
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/22			97	90,453
6.000%	10/15/22			25	23,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
6.125%	01/15/23	(a)	807	$756,563
7.450%	05/01/34		215	191,888
7.500%	12/01/24	(a)	1,544	1,455,219
7.500%	03/15/25	(a)	1,029	969,833
7.750%	03/15/20		104	105,559
8.750%	12/01/21		602	620,059
Brookfield Finance, Inc.,
Gtd. Notes
3.900%	01/25/28		1,163	1,097,887
Calfrac Holdings LP,
Sr. Unsec’d. Notes, 144A
8.500%	06/15/26		139	98,690
GFL Environmental, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	03/01/23		134	117,250
Hulk Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	06/01/26		134	116,915
Intertape Polymer Group, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	10/15/26		123	121,463
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25		181	161,995
6.875%	12/15/23		170	158,738
MEG Energy Corp.,
Sec’d. Notes, 144A
6.500%	01/15/25		558	566,370
Mercer International, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/26		141	126,195
6.500%	02/01/24		137	133,918
National Bank of Canada,
Gtd. Notes
2.150%	06/12/20		900	886,943
Norbord, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	04/15/23		238	238,383
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		331	298,728
Precision Drilling Corp.,
Gtd. Notes, 144A
7.125%	01/15/26		20	17,200
Ritchie Bros Auctioneers, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25		88	85,360
Seven Generations Energy Ltd.,
Gtd. Notes, 144A
5.375%	09/30/25		2	1,790
6.875%	06/30/23		163	160,555
Stars Group Holdings BV/Stars Group US Co-Borrower LLC,
Gtd. Notes, 144A
7.000%	07/15/26		150	145,875
Superior Plus LP/Superior General Partner, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	07/15/26		313	302,045

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Canada (continued)
Teck Resources Ltd.,
Gtd. Notes
4.500%	01/15/21			16	$15,960
5.200%	03/01/42			243	204,120
5.400%	02/01/43			214	186,180
Telesat Canada/Telesat LLC,
Gtd. Notes, 144A
8.875%	11/15/24			294	305,760
Tervita Escrow Corp.,
Sec’d. Notes, 144A
7.625%	12/01/21			290	276,225
Titan Acquisition Ltd./Titan Co-Borrower LLC,
Sr. Unsec’d. Notes, 144A
7.750%	04/15/26			586	501,030
Trinidad Drilling Ltd.,
Gtd. Notes, 144A
6.625%	02/15/25			314	316,669
Videotron Ltd.,
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27			447	422,415

					13,504,991

China — 0.3%
Alibaba Group Holding Ltd.,
Sr. Unsec’d. Notes
2.800%	06/06/23			200	193,602
3.400%	12/06/27			1,690	1,562,673
3.600%	11/28/24	(a)		1,300	1,271,653
Baidu, Inc.,
Sr. Unsec’d. Notes
2.750%	06/09/19			200	199,570
3.625%	07/06/27			200	186,269
3.875%	09/29/23			660	657,012
4.375%	05/14/24			900	907,403
CNOOC Finance Ltd.,
Gtd. Notes
3.000%	05/09/23			500	482,585

					5,460,767

Czech Republic — 0.0%
RESIDOMO SRO,
Sr. Sec’d. Notes
3.375%	10/15/24		EUR	100	111,188

Denmark — 0.0%
DKT Finance ApS,
Sr. Sec’d. Notes
7.000%	06/17/23		EUR	189	228,219

Finland — 0.0%
Nokia OYJ,
Sr. Unsec’d. Notes
3.375%	06/12/22	(a)		112	105,840
4.375%	06/12/27			19	17,670
6.625%	05/15/39			597	605,955

					729,465

France — 0.2%
Altice France SA,
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			1,062	974,385

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (continued)
8.125%	02/01/27			1,356	$1,278,029
BNP Paribas Cardif SA,
Sub. Notes
4.032%(ff)	—	(rr)	EUR	100	113,427
Caisse Nationale de Reassurance Mutuelle Agricole Groupama,
Sub. Notes
6.000%	01/23/27		EUR	100	126,987
Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, EMTN
4.498%	03/07/24		EUR	200	208,355
CMA CGM SA,
Sr. Unsec’d. Notes
5.250%	01/15/25		EUR	100	95,560
Horizon Parent Holdings Sarl,
Sr. Sec’d. Notes, Cash coupon 8.250% or PIK 9.000%
8.250%	02/15/22		EUR	100	115,778
Loxam SAS,
Sec’d. Notes
3.500%	05/03/23		EUR	100	114,438
Orano SA,
Sr. Unsec’d. Notes, EMTN
4.875%	09/23/24		EUR	100	113,127
Paprec Holding SA,
Sr. Sec’d. Notes
4.000%	03/31/25		EUR	100	96,644
Rexel SA,
Sr. Unsec’d. Notes
3.500%	06/15/23		EUR	157	182,973
SMCP Group SAS,
Sr. Sec’d. Notes
5.875%	05/01/23		EUR	49	57,137
SPIE SA,
Gtd. Notes
3.125%	03/22/24		EUR	100	110,198
WEA Finance LLC/Westfield UK & Europe Finance PLC,
Gtd. Notes, 144A
2.700%	09/17/19			295	293,694

					3,880,732

Germany — 0.1%
ADLER Real Estate AG,
Sr. Unsec’d. Notes
1.875%	04/27/23		EUR	100	107,303
2.125%	02/06/24		EUR	100	106,423
3.000%	04/27/26		EUR	100	105,117
Sr. Unsec’d. Notes, EMTN
4.750%	04/08/20		EUR	24	27,662
Alpha 2 BV,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%
8.750%	06/01/23	(a)		316	302,569
ATF Netherlands BV,
Gtd. Notes
3.750%(ff)	—	(rr)	EUR	100	110,269
Blitz F18-674 GmbH,
Sr. Sec’d. Notes
6.000%	07/30/26		EUR	100	107,984

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (continued)
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%
3.250%	09/15/23		EUR	225	$251,195
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%
3.750%	09/15/26		EUR	100	109,706
Nidda BondCo GmbH,
Sr. Unsec’d. Notes
7.250%	09/30/25		EUR	100	112,799
Platin 1426 GmbH,
Sr. Sec’d. Notes
5.375%	06/15/23		EUR	126	132,599
RWE AG,
Jr. Sub. Notes
2.750%(ff)	04/21/75		EUR	20	22,484
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes
3.500%	01/15/27		EUR	100	117,840
6.250%	01/15/29		EUR	90	112,761

					1,726,711

Ghana — 0.0%
Tullow Oil PLC,
Gtd. Notes
7.000%	03/01/25			200	185,499
Gtd. Notes, 144A
7.000%	03/01/25			200	185,500

					370,999

Greece — 0.0%
OTE PLC,
Gtd. Notes, GMTN
3.500%	07/09/20		EUR	100	117,999

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd. (The),
Jr. Sub. Notes, 3 Month LIBOR + 0.000%
2.750%(c)	—	(rr)		100	67,563

Ireland — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.300%	01/23/23			1,200	1,140,854
4.125%	07/03/23			900	877,998
Allied Irish Banks PLC,
Sub. Notes, EMTN
4.125%(ff)	11/26/25		EUR	200	232,883
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes
4.750%	07/15/27		GBP	100	115,346
6.750%	05/15/24		EUR	125	149,750
Gtd. Notes, 144A
7.250%	05/15/24			977	974,558
Sr. Sec’d. Notes, 144A
4.625%	05/15/23			823	785,965
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
5.125%	10/01/23			203	193,865
Bank of Ireland,
Sub. Notes, EMTN
4.250%(ff)	06/11/24		EUR	100	114,862

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Ireland (continued)
eircom Finance DAC,
Sr. Sec’d. Notes
4.500%	05/31/22		EUR	100	$116,007
Park Aerospace Holdings Ltd.,
Gtd. Notes, 144A
3.625%	03/15/21			397	382,113
5.250%	08/15/22			316	305,730
5.500%	02/15/24			93	89,745
Smurfit Kappa Acquisitions ULC,
Gtd. Notes
2.875%	01/15/26		EUR	117	132,833

					5,612,509

Italy — 0.1%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
5.500%(ff)	10/27/47		EUR	100	119,172
7.750%(ff)	12/12/42		EUR	100	133,193
Banca IFIS SpA,
Sub. Notes, EMTN
4.500%(ff)	10/17/27		EUR	100	93,287
Banco BPM SpA,
Sr. Unsec’d. Notes, EMTN
1.750%	04/24/23		EUR	100	108,492
2.750%	07/27/20		EUR	100	115,701
Enel SpA,
Jr. Sub. Notes
7.750%(ff)	09/10/75		GBP	100	134,499
Intesa Sanpaolo SpA,
Jr. Sub. Notes, EMTN
7.000%(ff)	—	(rr)	EUR	400	463,621
Nexi Capital SpA,
Sr. Sec’d. Notes, 3 Month EURIBOR + 3.630% (Cap N/A, Floor 3.625%)
3.625%(c)	05/01/23		EUR	100	113,143
Rossini Sarl,
Sr. Sec’d. Notes
6.750%	10/30/25		EUR	224	254,338
Telecom Italia Capital SA,
Gtd. Notes
6.000%	09/30/34			341	294,965
6.375%	11/15/33			278	250,931
7.721%	06/04/38			26	25,821
Telecom Italia Finance SA,
Gtd. Notes, EMTN
7.750%	01/24/33		EUR	85	121,474
Telecom Italia SpA,
Sr. Unsec’d. Notes, EMTN
2.875%	01/28/26		EUR	100	108,854
5.875%	05/19/23		GBP	150	198,991
UniCredit SpA,
Sub. Notes, EMTN
4.375%(ff)	01/03/27		EUR	100	114,510
6.950%	10/31/22		EUR	100	128,226
Wind Tre SpA,
Sr. Sec’d. Notes
3.125%	01/20/25		EUR	210	213,939

					2,993,157

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Jamaica — 0.1%
Digicel Group Ltd.,
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20			718	$484,650
Digicel Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21	(a)		785	704,538

					1,189,188

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.998%	02/22/22			195	192,270
3.455%	03/02/23			1,200	1,192,633
3.535%	07/26/21			265	265,996
ORIX Corp.,
Sr. Unsec’d. Notes
2.900%	07/18/22			1,280	1,250,686
SoftBank Group Corp.,
Sr. Unsec’d. Notes
4.000%	04/20/23		EUR	100	117,726
Sumitomo Mitsui Banking Corp.,
Gtd. Notes
1.966%	01/11/19			805	804,801
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes, 144A
4.000%	11/26/21	(a)		1,200	1,216,367

					5,040,479

Luxembourg — 0.3%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	(a)		649	623,039
7.500%	05/15/26			375	342,188
Altice SA,
Gtd. Notes, 144A
7.750%	05/15/22	(a)		1,540	1,401,399
DEA Finance SA,
Gtd. Notes
7.500%	10/15/22		EUR	100	119,616
Garfunkelux Holdco 3 SA,
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.500% (Cap N/A, Floor 4.500%)
4.500%(c)	09/01/23		EUR	100	94,529
INEOS Finance PLC,
Sr. Sec’d. Notes
4.000%	05/01/23		EUR	100	114,587
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23			909	790,830
Gtd. Notes, 144A
8.500%	10/15/24			807	782,790
9.750%	07/15/25			1,267	1,270,548
Matterhorn Telecom SA,
Sr. Sec’d. Notes
3.875%	05/01/22		EUR	116	129,122
Telenet Finance VI Luxembourg SCA,
Sr. Sec’d. Notes
4.875%	07/15/27		EUR	90	109,676

					5,778,324

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Macau — 0.0%
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A
5.500%	10/01/27			400	$348,000

Mexico — 0.1%
Petroleos Mexicanos,
Gtd. Notes
4.875%	01/24/22			300	292,050
5.500%	01/21/21			100	99,597
5.500%	06/27/44			128	97,047
Gtd. Notes, MTN
4.625%	09/21/23			1,015	952,578
6.750%	09/21/47			155	128,168

					1,569,440

Netherlands — 0.3%
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25			250	245,540
Gtd. Notes, MTN
3.875%	02/08/22			600	606,630
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	200	248,756
ING Groep NV,
Sr. Unsec’d. Notes
3.150%	03/29/22			345	339,218
4.100%	10/02/23			1,285	1,284,219
Intertrust Group BV,
Sr. Unsec’d. Notes
3.375%	11/15/25		EUR	100	112,627
InterXion Holding NV,
Gtd. Notes
4.750%	06/15/25		EUR	100	117,200
Koninklijke KPN NV,
Jr. Sub. Notes, EMTN
6.875%(ff)	03/14/73		GBP	100	132,558
Shell International Finance BV,
Gtd. Notes
3.875%	11/13/28			1,840	1,890,875
United Group BV,
Sr. Sec’d. Notes
4.375%	07/01/22		EUR	125	141,729
UPCB Finance IV Ltd.,
Sr. Sec’d. Notes
4.000%	01/15/27		EUR	180	209,174
Sr. Sec’d. Notes, 144A
5.375%	01/15/25			200	187,024
UPCB Finance VII Ltd.,
Sr. Sec’d. Notes
3.625%	06/15/29		EUR	100	108,703
Ziggo Bond Co. BV,
Sr. Sec’d. Notes
7.125%	05/15/24		EUR	100	119,788
Ziggo Bond Finance BV,
Sr. Unsec’d. Notes, 144A
5.875%	01/15/25			215	194,038
Ziggo BV,
Sr. Sec’d. Notes, 144A
5.500%	01/15/27			332	297,140

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Netherlands (continued)
					$6,235,219

Norway — 0.0%
Equinor ASA,
Gtd. Notes
2.750%	11/10/21	(a)		1,035	1,026,651

Portugal — 0.0%
Banco Espirito Santo SA,
Sr. Unsec’d. Notes, EMTN(d)
2.625%	05/08/17		EUR	300	101,399
4.750%	01/15/18		EUR	400	131,761

					233,160

Singapore — 0.0%
Mulhacen Pte Ltd.,
Sr. Sec’d. Notes, Cash coupon 6.500% or PIK 7.250%
6.500%	08/01/23		EUR	153	167,770

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
7.000%(ff)	—	(rr)	EUR	200	228,531
Banco Santander SA,
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	200	217,835
Sr. Unsec’d. Notes
3.500%	04/11/22			800	785,072
4.379%	04/12/28			200	186,745
Bankia SA,
Jr. Sub. Notes
6.375%(ff)	—	(rr)	EUR	200	216,260
Sub. Notes, MTN
4.000%(ff)	05/22/24		EUR	100	114,632
CaixaBank SA,
Sub. Notes, EMTN
3.500%(ff)	02/15/27		EUR	100	117,805
ContourGlobal Power Holdings SA,
Sr. Sec’d. Notes
3.375%	08/01/23		EUR	100	108,059
Mapfre SA,
Sub. Notes
4.125%(ff)	09/07/48		EUR	100	114,089
Naturgy Finance BV,
Gtd. Notes
4.125%(ff)	—	(rr)	EUR	100	117,013
NH Hotel Group SA,
Sr. Sec’d. Notes
3.750%	10/01/23		EUR	116	136,010
Repsol International Finance BV,
Gtd. Notes
4.500%(ff)	03/25/75		EUR	100	117,153
Telefonica Europe BV,
Gtd. Notes
3.750%(ff)	—	(rr)	EUR	100	115,241
4.200%(ff)	—	(rr)	EUR	200	234,035
5.000%(ff)	—	(rr)	EUR	100	118,572
5.875%(ff)	—	(rr)	EUR	100	121,879
Tendam Brands SAU,
Sr. Sec’d. Notes
5.000%	09/15/24		EUR	100	104,832

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Spain (continued)
					$3,153,763

Sweden — 0.2%
Intrum AB,
Sr. Unsec’d. Notes
2.750%	07/15/22		EUR	100	105,344
Svenska Handelsbanken AB,
Gtd. Notes
3.900%	11/20/23			1,200	1,210,946
Gtd. Notes, MTN
2.450%	03/30/21			1,600	1,568,569
Verisure Holding AB,
Sec’d. Notes
3.500%	05/15/23		EUR	100	112,307
Verisure Midholding AB,
Gtd. Notes
5.750%	12/01/23		EUR	100	110,256
Volvo Car AB,
Gtd. Notes, EMTN
2.000%	01/24/25		EUR	100	107,156

					3,214,578

Switzerland — 0.2%
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
7.500%(ff)	—	(rr)		200	195,000
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
2.750%	03/26/20			555	549,012
3.450%	04/16/21			685	682,539
Novartis Capital Corp.,
Gtd. Notes
3.100%	05/17/27			1,300	1,258,750
4.400%	05/06/44			575	614,248
Tyco Electronics Group SA,
Gtd. Notes
3.125%	08/15/27			195	180,374
UBS Group Funding Switzerland AG,
Gtd. Notes
5.000%(ff)	—	(rr)		200	166,253

					3,646,176

United Kingdom — 1.1%
AA Bond Co. Ltd.,
Sr. Sec’d. Notes, EMTN
4.875%	07/31/43		GBP	125	151,455
Algeco Global Finance PLC,
Sr. Sec’d. Notes
6.500%	02/15/23		EUR	100	111,888
Sr. Sec’d. Notes, 144A
8.000%	02/15/23			661	616,383
Alpha 3 BV/Alpha US Bidco, Inc.,
Gtd. Notes, 144A
6.250%	02/01/25			1,101	1,034,939
Ardonagh Midco 3 PLC,
Sr. Sec’d. Notes, 144A
8.625%	07/15/23			264	224,400
AstraZeneca PLC,
Sr. Unsec’d. Notes
4.000%	01/17/29			1,475	1,451,950

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (continued)
Barclays Bank PLC,
Sr. Unsec’d. Notes
2.650%	01/11/21			1,170	$1,145,580
Barclays PLC,
Sr. Unsec’d. Notes
4.610%(ff)	02/15/23			1,200	1,189,873
Sub. Notes
4.375%	09/11/24			540	509,790
5.200%	05/12/26			200	191,716
BAT Capital Corp.,
Gtd. Notes
2.297%	08/14/20			630	615,282
2.764%	08/15/22			1,005	949,242
Bracken MidCo1 PLC,
Sr. Unsec’d. Notes, Cash coupon 8.750% or PIK N/A
8.875%	10/15/23		GBP	100	117,155
CPUK Finance Ltd.,
Sec’d. Notes
4.250%	02/28/47		GBP	100	121,818
EC Finance PLC,
Sr. Sec’d. Notes
2.375%	11/15/22		EUR	200	223,066
Fiat Chrysler Automobiles NV,
Sr. Unsec’d. Notes, GMTN
3.750%	03/29/24		EUR	100	120,177
Fiat Chrysler Finance Europe SA,
Gtd. Notes, GMTN
4.750%	07/15/22		EUR	150	186,901
GKN Holdings PLC,
Sr. Unsec’d. Notes, EMTN
3.375%	05/12/32		GBP	100	120,188
HBOS Capital Funding LP,
Gtd. Notes
6.850%	—	(rr)		200	199,254
HSBC Holdings PLC,
Jr. Sub. Notes
6.000%(ff)	—	(rr)		418	376,401
6.250%(ff)	—	(rr)		515	482,813
Sr. Unsec’d. Notes
3.033%(ff)	11/22/23			1,590	1,538,982
3.400%	03/08/21	(a)		550	548,573
3.600%	05/25/23			500	497,145
3.900%	05/25/26			1,000	958,205
3.950%(ff)	05/18/24	(a)		455	452,543
4.041%(ff)	03/13/28			1,000	956,753
4.292%(ff)	09/12/26			870	856,930
4.300%	03/08/26			465	458,684
Sub. Notes
4.375%	11/23/26			600	580,872
5.250%	03/14/44			300	297,355
6.500%	09/15/37			150	170,005
Inmarsat Finance PLC,
Gtd. Notes, 144A
4.875%	05/15/22			296	279,098
Jerrold Finco PLC,
Sr. Sec’d. Notes, MTN
6.250%	09/15/21		GBP	100	125,153

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (continued)
Ladbrokes Group Finance PLC,
Gtd. Notes
5.125%	09/08/23		GBP	200	$257,524
LHC3 PLC,
Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%
4.125%	08/15/24		EUR	101	110,187
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
4.450%	05/08/25	(a)		880	873,809
Pinnacle Bidco PLC,
Sr. Sec’d. Notes
6.375%	02/15/25		GBP	100	126,447
Pioneer Holdings LLC/Pioneer Finance Corp.,
Sr. Sec’d. Notes, 144A
9.000%	11/01/22			162	162,810
Reynolds American, Inc.,
Gtd. Notes
3.250%	06/12/20			73	72,552
4.000%	06/12/22			170	168,168
6.875%	05/01/20			500	520,286
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes
3.875%	09/12/23			1,000	958,687
Santander UK PLC,
Sr. Unsec’d. Notes
3.750%	11/15/21			700	698,357
Shop Direct Funding PLC,
Sr. Sec’d. Notes
7.750%	11/15/22		GBP	100	101,780
Stonegate Pub Co. Financing PLC,
Sr. Sec’d. Notes
4.875%	03/15/22		GBP	100	122,362
Synlab Bondco PLC,
Sr. Sec’d. Notes
6.250%	07/01/22		EUR	125	145,337
Synlab Unsecured Bondco PLC,
Gtd. Notes
8.250%	07/01/23		EUR	100	117,588
Unique Pub Finance Co. PLC (The),
Series N, Sec’d. Notes
6.464%	03/30/32		GBP	100	121,024
Series A4, Sr. Sec’d. Notes
5.659%	06/30/27		GBP	58	80,685
Virgin Media Finance PLC,
Gtd. Notes, 144A
5.750%	01/15/25			924	868,588
Virgin Media Receivables Financing Notes I DAC,
Sr. Sec’d. Notes
5.500%	09/15/24		GBP	200	244,302
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes
5.500%	01/15/25		GBP	180	227,593
Sr. Sec’d. Notes, MTN
5.125%	01/15/25		GBP	100	126,122
Vue International Bidco PLC,
Sr. Sec’d. Notes
7.875%	07/15/20		GBP	108	135,420

					24,100,197

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States — 18.1%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	02/15/41		125	$155,229
6.400%	12/15/35		200	249,511
Abbott Laboratories,
Sr. Unsec’d. Notes
3.400%	11/30/23		770	767,652
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20		320	316,963
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22		53	50,615
5.625%	02/15/23		216	204,659
6.500%	03/01/24		522	503,729
ACI Worldwide, Inc.,
Gtd. Notes, 144A
5.750%	08/15/26		639	627,818
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.300%	09/15/21		130	126,606
ADT Security Corp. (The),
Sr. Sec’d. Notes
3.500%	07/15/22		327	302,476
4.125%	06/15/23	(a)	446	408,089
Sr. Sec’d. Notes, 144A
4.875%	07/15/32		431	318,940
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24		127	124,143
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.000%	07/01/24		61	62,678
7.500%	08/15/22		99	106,178
AES Corp.,
Sr. Unsec’d. Notes
5.125%	09/01/27		218	209,279
5.500%	04/15/25		248	246,139
6.000%	05/15/26		567	575,505
Aflac, Inc.,
Sr. Unsec’d. Notes
3.250%	03/17/25		900	878,077
4.000%	10/15/46		75	69,211
AHP Health Partners, Inc.,
Gtd. Notes, 144A
9.750%	07/15/26		170	172,125
Alabama Power Co.,
Sr. Unsec’d. Notes
3.750%	03/01/45		135	124,511
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		129	112,875
6.625%	06/15/24		58	53,795
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.125%	05/15/28		200	191,499
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		600	595,311

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Allegion US Holding Co., Inc.,
Gtd. Notes
3.200%	10/01/24	1,100	$1,037,548
3.550%	10/01/27	1,825	1,695,797
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22	324	315,899
Gtd. Notes, MTN, 144A
5.875%	11/01/21	471	470,341
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
8.250%	08/01/23	988	973,179
Allstate Corp. (The),
Sr. Unsec’d. Notes
4.200%	12/15/46	55	53,410
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	2,326	2,581,859
Sr. Unsec’d. Notes
4.625%	05/19/22	94	92,473
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46	460	350,389
4.000%	01/31/24	1,000	982,746
5.375%	01/31/44	225	209,805
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	415	403,362
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25	406	368,445
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26	242	229,295
American Express Co.,
Sr. Unsec’d. Notes
2.500%	08/01/22	900	868,662
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	05/05/21	1,100	1,076,431
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26	400	377,343
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21	215	214,271
American Tower Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/22	720	689,045
3.000%	06/15/23	780	750,457
3.375%	10/15/26	1,700	1,581,538
3.400%	02/15/19	325	325,184
3.450%	09/15/21	400	399,925
3.500%	01/31/23	800	786,219
4.400%	02/15/26	300	299,766
5.050%	09/01/20	200	204,792
5.900%	11/01/21	200	211,335

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Amgen, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/22		705	$689,168
Amphenol Corp.,
Sr. Unsec’d. Notes
2.550%	01/30/19		700	699,540
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26		168	158,759
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		75	69,938
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25	(a)	494	447,069
5.125%	12/01/22		100	93,999
5.625%	06/01/23		95	90,249
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24		1,125	1,095,970
4.101%	03/01/28		580	568,479
Aon PLC,
Gtd. Notes
2.800%	03/15/21		1,160	1,147,370
Apergy Corp.,
Sr. Unsec’d. Notes
6.375%	05/01/26		122	118,339
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24		235	232,078
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/20		345	342,301
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20	(a)	288	274,319
Sr. Sec’d. Notes
7.875%	12/01/22		178	168,209
Aramark Services, Inc.,
Gtd. Notes
4.750%	06/01/26		133	125,019
Gtd. Notes, 144A
5.000%	04/01/25		145	141,738
5.000%	02/01/28	(a)	512	477,439
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	687	659,527
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.250%	09/08/24		365	339,855
Asbury Automotive Group, Inc.,
Gtd. Notes
6.000%	12/15/24		328	314,059
Ascend Learning LLC,
Sr. Unsec’d. Notes, 144A
6.875%	08/01/25		263	251,823
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		244	220,819

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
10.000%	04/01/22			146	$149,329
AT&T, Inc.,
Sr. Unsec’d. Notes
3.200%	03/01/22	(a)		650	641,196
4.450%	04/01/24			700	711,615
4.750%	05/15/46			405	359,597
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.500%	06/15/27			570	532,778
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24			1,627	1,598,528
Sr. Unsec’d. Notes, 144A
9.000%	10/01/25			364	363,999
Avis Budget Finance PLC,
Sr. Unsec’d. Notes
4.750%	01/30/26		EUR	177	191,137
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24			316	298,619
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)		62	57,659
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes
8.375%	09/01/26		EUR	130	137,467
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26			1,323	1,210,545
Bank of America Corp.,
Series V, Jr. Sub. Notes
5.125%(ff)	—	(rr)		310	303,025
6.100%(ff)	—	(rr)		918	904,229
6.250%(ff)	—	(rr)		820	810,159
6.500%(ff)	—	(rr)		304	307,799
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23			331	321,735
Sr. Unsec’d. Notes, MTN
2.881%(ff)	04/24/23			1,800	1,750,668
3.499%(ff)	05/17/22			900	900,135
3.864%(ff)	07/23/24			900	897,856
Sub. Notes
6.110%	01/29/37			150	164,856
Sub. Notes, MTN
4.450%	03/03/26			600	593,157
Bausch Health Cos., Inc.,
Gtd. Notes
4.500%	05/15/23		EUR	300	324,174
Gtd. Notes, 144A
5.500%	03/01/23			883	807,945
5.625%	12/01/21			110	108,350
5.875%	05/15/23			1,336	1,235,800
6.125%	04/15/25			779	679,678
9.000%	12/15/25			218	216,910
Sr. Sec’d. Notes, 144A
5.500%	11/01/25			1,074	1,001,505
7.000%	03/15/24			381	384,810
Baxalta, Inc.,
Gtd. Notes
2.875%	06/23/20			140	138,749

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Baxter International, Inc.,
Sr. Unsec’d. Notes
2.600%	08/15/26			2,020	$1,843,940
BBA US Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	05/01/26			330	312,672
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.404%	06/05/20			385	378,992
2.675%	12/15/19			188	186,212
2.894%	06/06/22			375	363,195
3.363%	06/06/24			2,000	1,920,953
Belden, Inc.,
Gtd. Notes
4.125%	10/15/26		EUR	100	112,103
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36			195	233,418
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.000%	02/11/23	(a)		600	594,526
4.500%	02/11/43			500	522,050
Berry Petroleum Co. LLC,
Gtd. Notes, 144A
7.000%	02/15/26			453	407,699
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25			213	211,403
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20			180	178,660
Blackstone CQP Holdco LP,
Sr. Sec’d. Notes, 144A
6.000%	08/18/21			267	267,382
6.500%	03/20/21			1,379	1,382,551
Block Communications, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/25			137	137,343
Blue Cube Spinco LLC,
Gtd. Notes
9.750%	10/15/23			661	727,099
10.000%	10/15/25			234	264,419
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25			60	56,999
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.850%	05/15/20			145	144,055
3.850%	05/15/25			900	885,380
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26			131	122,485
Boyne USA, Inc.,
Sec’d. Notes, 144A
7.250%	05/01/25			96	99,119
BP Capital Markets America, Inc.,
Gtd. Notes
2.112%	09/16/21			720	703,214
3.790%	02/06/24			580	586,258

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Brand Industrial Services, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	07/15/25			136	$115,939
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.375%	01/15/20			1,400	1,382,516
3.000%	01/15/22			1,400	1,346,385
3.125%	01/15/25			1,040	938,871
3.625%	01/15/24			600	567,660
3.875%	01/15/27			600	538,263
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.400%	06/27/26			460	437,651
Bruin E&P Partners LLC,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/23			392	348,880
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42			300	299,344
Bway Holding Co.,
Sr. Sec’d. Notes
4.750%	04/15/24		EUR	100	112,161
BWAY Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24			949	892,060
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26			187	179,931
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20			451	456,638
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25			359	308,740
California Resources Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22	(a)		634	429,535
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24			227	211,110
6.375%	07/01/26			179	166,470
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26			866	790,225
5.875%	01/15/24			144	141,120
Sr. Unsec’d. Notes
5.375%	01/15/23			705	660,938
5.750%	01/15/25	(a)		265	242,475
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.400%	10/30/20			975	954,543
2.500%	05/12/20			440	434,306
3.200%	01/30/23			900	875,809
3.450%	04/30/21			634	633,702
Capital One NA,
Sr. Unsec’d. Notes
2.650%	08/08/22			1,200	1,152,365

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)		319	$295,075
8.250%	07/15/25			329	322,420
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26			296	280,460
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23			750	742,716
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23			41	38,233
5.000%	02/01/28			834	767,280
5.125%	05/01/23			70	68,075
5.125%	05/01/27			2,555	2,379,726
CDK Global, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/27			846	784,665
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/25			618	591,735
5.500%	12/01/24			330	325,875
Celgene Corp.,
Sr. Unsec’d. Notes
2.250%	08/15/21			1,500	1,454,201
Cengage Learning Acquistions, Inc., Escrow Shares,
Sr. Sec’d. Notes*^
—%	04/15/99			356	—
—%	12/31/99			69	—
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25			73	69,715
Sr. Unsec’d. Notes, 144A
5.375%	06/01/26			1,831	1,780,647
CenturyLink, Inc.,
Series S, Sr. Unsec’d. Notes
6.450%	06/15/21			413	411,968
6.750%	12/01/23	(a)		247	238,046
7.500%	04/01/24	(a)		173	166,945
7.600%	09/15/39			63	49,770
7.650%	03/15/42			624	491,400
Chaparral Energy, Inc.,
Sr. Unsec’d. Notes, 144A
8.750%	07/15/23	(a)		336	240,240
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
5.500%	04/01/26			185	182,225
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20			255	254,725
4.464%	07/23/22			1,500	1,514,408
4.908%	07/23/25			1,200	1,193,232
Chemours Co. (The),
Gtd. Notes
4.000%	05/15/26		EUR	100	108,268
5.375%	05/15/27			340	306,000
6.625%	05/15/23			85	85,850

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		1,024	$966,707
5.875%	03/31/25		288	286,560
7.000%	06/30/24		285	300,675
Cheniere Energy Partners LP,
Gtd. Notes, 144A
5.625%	10/01/26		259	242,165
Sr. Sec’d. Notes
5.250%	10/01/25		201	187,433
Chesapeake Energy Corp.,
Gtd. Notes
4.875%	04/15/22		122	106,445
6.625%	08/15/20		269	260,258
7.000%	10/01/24	(a)	866	749,090
7.500%	10/01/26		177	151,335
8.000%	01/15/25	(a)	408	360,060
8.000%	06/15/27	(a)	808	678,720
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25	(a)	163	128,363
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
8.625%	01/15/24	(a)	512	505,600
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		655	650,799
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28		149	134,800
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23		840	837,203
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	418	344,850
Sr. Unsec’d. Notes, 144A
8.000%	10/15/25		170	140,250
CIT Group, Inc.,
Series A, Jr. Sub. Notes
5.800%(ff)	—	(rr)	290	262,450
Sr. Unsec’d. Notes
5.250%	03/07/25		153	149,558
Sr. Unsec’d. Notes, MTN
6.000%	04/01/36		450	411,750
Sub. Notes
6.125%	03/09/28		118	117,410
Citibank NA,
Sr. Unsec’d. Notes
3.400%	07/23/21		650	650,826
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.050%	06/07/19		600	597,471
2.450%	01/10/20		280	277,752
3.142%(ff)	01/24/23		1,000	982,251
4.500%	01/14/22		800	817,387
2.750%	04/25/22		1,100	1,068,511

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	03/02/20			375	$370,985
Clear Channel International BV,
Gtd. Notes, 144A
8.750%	12/15/20			963	970,223
Clear Channel Worldwide Holdings, Inc.,
Series B, Gtd. Notes
6.500%	11/15/22			2,214	2,214,000
6.500%	11/15/22			152	150,480
7.625%	03/15/20			958	934,050
Clearway Energy Operating LLC,
Gtd. Notes
5.375%	08/15/24			243	230,850
Gtd. Notes, 144A
5.750%	10/15/25			218	208,190
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	01/15/24			224	208,320
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	03/15/25			800	778,967
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22			1,929	1,851,840
Colfax Corp.,
Gtd. Notes
3.250%	05/15/25		EUR	100	105,718
Comcast Corp.,
Gtd. Notes
4.600%	10/15/38			700	706,845
4.700%	10/15/48			500	505,440
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27			266	215,460
6.000%	06/15/25			3	2,730
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24			280	256,200
Compass Bank,
Sr. Unsec’d. Notes
3.500%	06/11/21			900	897,491
Comstock Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26	(a)		211	178,295
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.200%	01/25/23			627	608,457
3.800%	10/22/21			360	360,127
4.300%	05/01/24			1,200	1,192,758
CONSOL Energy, Inc.,
Sec’d. Notes, 144A
11.000%	11/15/25	(a)		590	646,050
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42			200	194,863
Constellation Brands, Inc.,
Gtd. Notes
4.400%	11/15/25			380	380,752

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Constellium NV,
Gtd. Notes, 144A
5.750%	05/15/24	(a)	1,112	$1,023,040
5.875%	02/15/26	(a)	311	276,790
Core & Main LP,
Sr. Unsec’d. Notes, 144A
6.125%	08/15/25	(a)	341	300,080
CoreCivic, Inc.,
Gtd. Notes
4.750%	10/15/27		204	168,810
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		373	320,780
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21		312	302,640
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.250%	04/01/23		29	27,913
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26		282	253,095
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes, 144A
4.750%	02/01/26	(a)	596	561,730
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	09/01/21		195	188,530
3.200%	09/01/24		425	403,200
3.650%	09/01/27		1,000	927,041
5.250%	01/15/23		1,200	1,246,109
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		1,289	1,160,100
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25		6	6,075
Sr. Sec’d. Notes, 144A
5.375%	07/15/23		500	487,600
5.500%	05/15/26		713	672,003
Sr. Unsec’d. Notes
5.250%	06/01/24		916	839,285
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		1,311	1,284,780
7.500%	04/01/28		578	576,555
7.750%	07/15/25	(a)	556	564,340
10.875%	10/15/25		1,793	2,014,883
CSI Compressco LP/CSI Compressco Finance, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/25		398	370,140
CVS Health Corp.,
Sr. Unsec’d. Notes
3.350%	03/09/21		950	947,288
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes
5.375%	03/15/27		265	257,050
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		151	137,033

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
DCP Midstream Operating LP,
Gtd. Notes
5.375%	07/15/25		18	$17,595
Gtd. Notes, 144A
4.750%	09/30/21		180	177,750
6.450%	11/03/36		275	266,750
6.750%	09/15/37		334	328,990
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24		671	682,743
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		200	199,409
6.020%	06/15/26		325	326,470
8.350%	07/15/46		90	97,451
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.250%	03/31/22		345	318,263
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	11/01/43		351	194,805
5.700%	10/15/39		37	22,570
7.875%	08/15/25	(a)	190	157,700
Diamondback Energy, Inc.,
Gtd. Notes
4.750%	11/01/24		133	128,345
5.375%	05/31/25		235	229,125
Gtd. Notes, 144A
4.750%	11/01/24		290	279,850
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	834	694,305
5.875%	07/15/22	(a)	899	827,080
5.875%	11/15/24		124	99,820
6.750%	06/01/21		271	268,209
7.750%	07/01/26	(a)	118	97,645
DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		780	803,400
Dominion Energy, Inc.,
Series C, Sr. Unsec’d. Notes
4.050%	09/15/42		400	361,592
DowDuPont, Inc.,
Sr. Unsec’d. Notes
3.766%	11/15/20		550	555,273
DTE Energy Co.,
Series D, Sr. Unsec’d. Notes
3.700%	08/01/23		580	575,939
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46		95	82,133
5.050%	09/15/19		500	504,622
Duke Energy Florida LLC,
First Mortgage
3.800%	07/15/28		685	691,846
3.850%	11/15/42		400	374,187
DXC Technology Co.,
Sr. Unsec’d. Notes
2.875%	03/27/20		45	44,611
4.250%	04/15/24		100	98,398

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Eagle Holding Co. II LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.625% or PIK 8.375%
7.625%	05/15/22			175	$167,125
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes, 144A
4.272%	08/28/23			160	159,865
4.900%	08/28/28			198	201,480
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25			80	77,171
Gtd. Notes, 144A
6.000%	09/15/26	(a)		142	134,190
Eli Lilly & Co.,
Sr. Unsec’d. Notes
3.100%	05/15/27			380	367,914
3.950%	05/15/47			200	195,537
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36			468	423,540
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26			297	304,425
5.750%	01/30/28			248	253,010
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23			323	246,288
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.250%	01/15/22	(a)		96	83,040
Energizer Gamma Acquisition BV,
Sr. Sec’d. Notes
4.625%	07/15/26		EUR	100	107,128
Energizer Gamma Acquisition, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	07/15/26	(a)		76	69,730
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28			400	391,365
Energy Transfer Partners LP,
Gtd. Notes
9.000%	04/15/19			71	72,198
Engility Corp.,
Gtd. Notes
8.875%	09/01/24			227	242,323
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25			28	25,243
4.400%	04/01/24			205	193,189
4.850%	07/15/26	(a)		295	266,021
5.050%	04/01/45			93	72,658
5.450%	06/01/47			252	203,799
Ensco PLC,
Sr. Unsec’d. Notes
4.500%	10/01/24			100	65,000
5.200%	03/15/25			315	209,475
5.750%	10/01/44			194	108,423
7.750%	02/01/26			213	157,620

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Entegris, Inc.,
Gtd. Notes, 144A
4.625%	02/10/26		228	$209,760
Enterprise Products Operating LLC,
Gtd. Notes
4.150%	10/16/28		700	696,473
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
9.375%	05/01/20		10	7,775
Sec’d. Notes, 144A
9.375%	05/01/24		268	119,260
Sr. Sec’d. Notes, 144A
7.750%	05/15/26		284	251,340
Equinix, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/24	EUR	100	114,088
2.875%	10/01/25	EUR	100	109,706
5.375%	05/15/27		92	89,930
5.875%	01/15/26		476	479,570
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25		200	186,000
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22		1,000	977,899
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41		300	298,508
Expedia Group, Inc.,
Gtd. Notes
3.800%	02/15/28		1,000	906,834
Express Scripts Holding Co.,
Gtd. Notes
4.800%	07/15/46		300	287,601
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26		364	265,720
7.375%	05/15/24		508	419,100
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.726%	03/01/23		520	511,359
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22		475	502,456
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26		300	275,990
Financial & Risk US Holdings, Inc.,
Sr. Sec’d. Notes
4.500%	05/15/26	EUR	118	131,481
Sr. Sec’d. Notes, 144A
4.500%	05/15/26	EUR	490	545,979
First Data Corp.,
Sec’d. Notes, 144A
5.750%	01/15/24		1,761	1,716,975
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.850%	06/01/25		700	693,765

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25		175	$168,875
Flexi-Van Leasing, Inc.,
Sec’d. Notes, 144A
10.000%	02/15/23		120	97,200
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26	(a)	500	445,403
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.897%	08/12/19		515	509,933
2.021%	05/03/19	(a)	1,100	1,095,554
2.425%	06/12/20		790	769,242
3.336%	03/18/21		685	664,664
3.813%	10/12/21		585	568,149
Fortive Corp.,
Sr. Unsec’d. Notes
1.800%	06/15/19		29	28,653
3.150%	06/15/26		200	188,617
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25		94	87,890
6.750%	03/15/22		87	87,218
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		701	663,321
3.875%	03/15/23		1,073	992,525
4.550%	11/14/24		275	253,688
5.400%	11/14/34		83	65,363
5.450%	03/15/43		2,234	1,700,633
frontdoor, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	08/15/26		256	243,200
Frontier Communications Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/19	(a)	357	347,183
10.500%	09/15/22		266	184,870
11.000%	09/15/25		1,036	644,858
FS Energy & Power Fund,
Sr. Sec’d. Notes, 144A
7.500%	08/15/23		253	240,350
Gartner, Inc.,
Gtd. Notes, 144A
5.125%	04/01/25		213	206,744
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.000%	07/15/22	(a)	1,024	1,003,520
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
5.500%	04/15/26		194	189,150
General Motors Financial Co., Inc.,
Gtd. Notes
2.650%	04/13/20		1,100	1,081,633
3.100%	01/15/19		1,245	1,244,951
3.450%	04/10/22		775	749,472
4.200%	03/01/21		800	799,570
4.350%	01/17/27		200	184,087
5.250%	03/01/26		305	298,443

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
2.400%	05/09/19		495	$493,140
Sr. Unsec’d. Notes
4.150%	06/19/23		695	677,174
4.200%	11/06/21		835	834,624
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26		190	162,925
6.500%	10/01/25		174	153,120
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24		692	724,870
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23		187	168,300
5.875%	10/15/24		232	204,740
6.000%	04/15/26		20	17,550
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.550%	09/01/20		890	882,802
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		772	766,534
5.375%	11/01/23		760	770,412
5.375%	04/15/26		1,110	1,097,801
5.750%	06/01/28		350	353,500
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		495	466,538
Goldman Sachs Group, Inc. (The),
Series P, Jr. Sub. Notes
5.000%(ff)	—	(rr)	288	241,171
Sr. Unsec’d. Notes
2.350%	11/15/21		370	356,758
2.875%	02/25/21		875	860,040
3.000%	04/26/22		800	774,755
3.272%(ff)	09/29/25		900	843,635
3.500%	11/16/26		365	337,133
3.625%	01/22/23		200	196,853
3.750%	02/25/26		1,700	1,607,598
3.850%	01/26/27		200	188,129
4.017%(ff)	10/31/38		400	352,003
4.411%(ff)	04/23/39		800	733,285
5.750%	01/24/22		600	628,221
Sub. Notes
6.750%	10/01/37		450	508,178
Graham Holdings Co.,
Gtd. Notes, 144A
5.750%	06/01/26		211	211,528
Gray, Inc., Escrow Shares,
Sr. Unsec’d. Notes,144A
7.000%	05/15/27		271	263,729
Great Western Petroleum LLC/Great Western Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/21		472	429,520
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		210	205,275

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23			196	$189,630
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
5.250%	12/15/23			53	49,158
Gulfport Energy Corp.,
Gtd. Notes
6.375%	01/15/26			64	55,360
6.625%	05/01/23			151	142,695
Halcon Resources Corp.,
Gtd. Notes
6.750%	02/15/25	(a)		510	372,300
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.375%	08/15/22			160	145,800
Harris Corp.,
Sr. Unsec’d. Notes
2.700%	04/27/20			70	69,404
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25			80	78,000
5.375%	09/01/26			437	424,983
5.625%	09/01/28			462	445,830
Sr. Sec’d. Notes
4.500%	02/15/27			214	202,230
5.000%	03/15/24			1,174	1,162,260
5.250%	04/15/25			1,194	1,188,030
5.250%	06/15/26			699	693,758
5.500%	06/15/47			1,475	1,397,563
HD Supply, Inc.,
Gtd. Notes, 144A
5.375%	10/15/26			2,162	2,097,140
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.500%	06/01/22			79	81,963
7.750%	06/01/24	(a)		188	195,990
Hertz Corp. (The),
Sec’d. Notes, 144A
7.625%	06/01/22			489	460,883
Hertz Holdings Netherlands BV,
Gtd. Notes
5.500%	03/30/23		EUR	100	112,845
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27			600	549,800
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	02/15/26			322	311,535
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
3.500%	10/05/21			125	125,344
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19			425	420,211
Hexion, Inc.,
Sr. Sec’d. Notes, 144A
10.375%	02/01/22			128	102,080

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
5.125%	05/01/26		719	$690,240
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25		36	34,110
4.875%	04/01/27		63	59,063
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25		51	47,430
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36		200	240,290
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
5.375%	03/15/25		217	203,980
HP, Inc.,
Sr. Unsec’d. Notes
2.750%	01/14/19		1,200	1,199,696
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/26		527	475,618
Hughes Satellite Systems Corp.,
Gtd. Notes
7.625%	06/15/21		103	106,863
Sr. Sec’d. Notes
5.250%	08/01/26		380	348,175
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19		605	601,944
2.900%	12/15/22		610	593,018
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.375%	03/10/20		520	514,964
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.000%	08/01/20		79	78,901
6.250%	02/01/22		114	112,575
6.750%	02/01/24		96	95,040
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23		1,001	990,790
4.750%	08/01/28		265	259,485
Immucor, Inc.,
Gtd. Notes, 144A
11.125%	02/15/22		116	116,000
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.125% or PIK 7.875%
7.125%	05/01/21	(a)	337	327,733
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22		2,838	2,744,771
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23		728	708,992
Intercontinental Exchange, Inc.,
Gtd. Notes
3.750%	12/01/25		290	290,960

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes
3.750%	09/21/28			235	$233,942
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
4.450%	09/26/28			275	279,055
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	10/01/21			145	145,905
IQVIA, Inc.,
Gtd. Notes
3.250%	03/15/25		EUR	200	224,464
Gtd. Notes, 144A
3.250%	03/15/25		EUR	100	112,232
IRB Holding Corp.,
Gtd. Notes, 144A
6.750%	02/15/26			62	54,250
Iron Mountain UK PLC,
Gtd. Notes, MTN
3.875%	11/15/25		GBP	100	112,160
Iron Mountain, Inc.,
Gtd. Notes
3.000%	01/15/25		EUR	100	106,028
iStar, Inc.,
Sr. Unsec’d. Notes
4.625%	09/15/20			40	39,000
5.250%	09/15/22			81	75,727
6.000%	04/01/22			61	59,018
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26			30	27,450
Jagged Peak Energy LLC,
Gtd. Notes, 144A
5.875%	05/01/26			17	15,810
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23			1,154	1,104,378
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			1,098	1,048,590
5.875%	07/15/24			484	476,740
6.750%	02/15/28			385	375,375
Jefferies Finance LLC/JFIN Co- Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/22	(a)		247	240,208
7.375%	04/01/20			410	408,975
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
4.850%	01/15/27			1,088	1,039,680
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25			167	146,125
Jeld-Wen, Inc.,
Gtd. Notes, 144A
4.875%	12/15/27			25	21,125
JM Smucker Co. (The),
Sr. Unsec’d. Notes
2.500%	03/15/20			325	321,795

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Johnson & Johnson,
Sr. Unsec’d. Notes
2.950%	03/03/27		752	$723,093
3.400%	01/15/38		275	255,980
3.700%	03/01/46		1,045	992,548
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/22		157	158,178
JPMorgan Chase & Co.,
Series V, Jr. Sub. Notes
5.000%(ff)	—	(rr)	550	530,750
5.300%(ff)	—	(rr)	484	477,950
6.000%(ff)	—	(rr)	7	6,843
6.100%(ff)	—	(rr)	130	129,188
Sr. Unsec’d. Notes
2.400%	06/07/21		800	782,484
2.700%	05/18/23		800	768,424
2.950%	10/01/26		800	738,823
3.220%(ff)	03/01/25		900	869,384
3.250%	09/23/22		400	396,824
3.882%(ff)	07/24/38		500	454,094
4.203%(ff)	07/23/29		895	892,279
4.350%	08/15/21		400	409,330
3.200%	01/25/23		200	197,086
Sub. Notes
3.375%	05/01/23		500	489,066
3.625%	12/01/27		200	186,114
3.875%	09/10/24		700	688,783
K Hovnanian Enterprises, Inc.,
Sec’d. Notes, 144A
10.000%	07/15/22		258	225,750
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24		146	142,715
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25		184	166,060
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A
3.551%	05/25/21		640	639,030
4.597%	05/25/28		390	387,058
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
5.250%	06/01/26		396	383,130
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		140	139,193
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		123	108,240
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/30/25		342	347,985
L Brands, Inc.,
Gtd. Notes
6.750%	07/01/36		51	41,565
6.875%	11/01/35		529	441,821

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
L3 Technologies, Inc.,
Gtd. Notes
4.950%	02/15/21			966	$988,512
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes,144A
5.250%	10/01/25			346	308,805
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25			77	79,118
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, EMTN(d)
2.450%	02/05/14		EUR	900	21,655
4.750%	01/16/14		EUR	415	9,985
5.375%	10/17/12		EUR	50	1,203
Lennar Corp.,
Gtd. Notes
4.750%	11/29/27			835	753,588
4.875%	12/15/23			19	18,240
5.250%	06/01/26			230	216,775
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23			189	182,385
5.250%	03/15/26			1,317	1,205,055
5.375%	08/15/22			230	225,510
5.375%	01/15/24			23	21,908
5.375%	05/01/25			137	128,438
Level 3 Parent LLC,
Sr. Unsec’d. Notes
5.750%	12/01/22			102	100,215
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
5.875%	11/01/24			112	110,600
LKQ Italia Bondco SpA,
Gtd. Notes
3.875%	04/01/24		EUR	100	116,867
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.500%	11/23/20			460	454,639
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19			600	600,653
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26			137	132,205
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
4.875%	04/15/20			214	206,510
5.625%	10/15/23			63	47,880
5.750%	08/01/22	(a)		456	392,160
Markel Corp.,
Sr. Unsec’d. Notes
3.500%	11/01/27			1,000	943,658
5.350%	06/01/21			100	104,084
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19			620	616,735
3.300%	03/14/23			140	138,429
3.750%	03/14/26			500	494,099
4.200%	03/01/48			150	136,237

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
4.350%	01/30/47		45	$41,965
Masco Corp.,
Sr. Unsec’d. Notes
4.450%	04/01/25		100	100,186
Masonite International Corp.,
Gtd. Notes, 144A
5.750%	09/15/26		195	183,788
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		920	885,246
3.500%	02/26/28	(a)	425	425,244
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		414	380,880
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25		396	353,307
Sr. Unsec’d. Notes
5.450%	11/01/41		48	34,080
6.200%	10/01/40		82	60,270
Matthews International Corp.,
Gtd. Notes, 144A
5.250%	12/01/25		74	68,820
Maxim Integrated Products, Inc.,
Sr. Unsec’d. Notes
3.450%	06/15/27		1,429	1,332,862
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/22	(a)	625	606,036
McDermott Technology Americas, Inc./McDermott Technology US, Inc.,
Gtd. Notes, 144A
10.625%	05/01/24		39	32,906
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22		800	783,845
3.250%	06/10/24		800	792,984
3.500%	03/01/27		405	393,340
4.875%	12/09/45		15	15,100
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		148	115,440
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24		429	390,390
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		177	173,460
6.250%	01/15/27	(a)	98	94,570
Medtronic, Inc.,
Gtd. Notes
3.150%	03/15/22		585	583,385
Meredith Corp.,
Gtd. Notes, 144A
6.875%	02/01/26	(a)	188	183,770
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		94	79,900

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22		900	$887,078
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		816	738,480
4.500%	01/15/28		868	759,500
5.625%	05/01/24		305	301,950
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		87	78,083
6.625%	12/15/21		400	410,000
7.750%	03/15/22		421	447,839
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.875%	08/15/23		296	303,400
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		300	276,953
MMC Energy, Inc., Escrow Shares,
First Lien^(d)
8.875%	10/15/99		566	—
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24		572	560,560
Molina Healthcare, Inc.,
Gtd. Notes, 144A
4.875%	06/15/25		130	118,625
Molson Coors Brewing Co.,
Gtd. Notes
1.450%	07/15/19		110	108,875
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21		345	365,700
Morgan Stanley,
Series H, Jr. Sub. Notes
5.450%(ff)	—	(rr)	639	621,504
Sr. Unsec’d. Notes
2.800%	06/16/20		995	988,537
Sr. Unsec’d. Notes, GMTN
4.000%	07/23/25		365	360,091
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21		800	780,822
2.750%	05/19/22		600	583,728
3.125%	07/27/26		280	258,898
4.300%	01/27/45		100	93,535
5.625%	09/23/19		400	405,920
Sub. Notes, MTN
4.100%	05/22/23		1,300	1,301,878
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		404	376,730
MPLX LP,
Sr. Unsec’d. Notes
4.875%	06/01/25		700	706,414
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		536	490,105

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
5.500%	05/01/24			55	$54,725
6.375%	03/01/24			52	53,300
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24			129	128,355
Mueller Water Products, Inc.,
Gtd. Notes, 144A
5.500%	06/15/26			208	201,760
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21			73	65,458
5.500%	01/15/23			55	43,655
5.750%	02/01/25	(a)		185	140,058
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.850%	06/30/26			32	30,902
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23			206	200,850
9.125%	07/15/26			210	204,225
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	10/25/24			85	70,975
6.500%	06/15/22			18	16,785
6.625%	07/26/21			216	208,440
6.750%	06/25/25			131	111,678
6.750%	06/15/26			275	228,250
7.250%	09/25/23			193	177,078
Sr. Unsec’d. Notes, MTN
5.500%	01/25/23			213	186,375
5.625%	08/01/33			231	152,460
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25	(a)		262	252,830
NBCUniversal Enterprise, Inc.,
Jr. Sub. Notes, 144A
5.250%	—	(rr)		100	101,250
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.000%	04/15/26			91	83,265
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26	(a)		67	60,803
4.625%	05/15/29		EUR	100	112,297
5.500%	02/15/22			152	153,330
Sr. Unsec’d. Notes, 144A
5.875%	11/15/28	(a)		498	483,907
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26			90	81,900
Sr. Unsec’d. Notes, 144A
10.125%	04/01/22			167	162,825
Newmark Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.125%	11/15/23			122	120,131
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.700%	09/15/19			700	696,178
3.550%	05/01/27			570	543,920

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24		125	$115,625
4.500%	09/15/27		39	34,710
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27		210	197,925
7.768%	12/15/37		519	591,660
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)	106	99,110
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		338	322,790
NiSource, Inc.,
Sr. Unsec’d. Notes, 144A
3.650%	06/15/23		1,160	1,161,963
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42		124	71,920
7.750%	01/15/24	(a)	210	159,075
Gtd. Notes, 144A
7.875%	02/01/26	(a)	954	813,285
Northern Oil and Gas, Inc.,
Sec’d. Notes, Cash coupon 8.500% and PIK 1.000%
9.500%	05/15/23		350	336,875
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		300	274,618
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		713	631,005
6.250%	08/15/24		627	589,380
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		181	173,760
6.250%	05/01/24		56	56,840
6.625%	01/15/27		763	768,723
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26		249	236,550
6.000%	07/01/24		144	143,280
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26		145	129,775
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.200%	09/16/26		1,870	1,773,595
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22		105	98,963
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/25		690	682,747
Oceaneering International, Inc.,
Sr. Unsec’d. Notes
4.650%	11/15/24		56	44,232

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
OI European Group BV,
Gtd. Notes, 144A
4.000%	03/15/23		215	$201,025
Olin Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/27	(a)	210	193,200
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.500%	04/01/27	(a)	1,100	1,062,254
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
2.950%	04/01/25		1,000	973,804
7.000%	05/01/32		100	129,050
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41		500	515,151
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27		400	381,532
4.550%	07/15/28		1,400	1,381,802
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		1,305	1,174,500
Pacific Drilling SA,
Sr. Sec’d. Notes, 144A
8.375%	10/01/23		743	709,565
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		83	75,115
5.375%	01/15/25		276	253,920
5.625%	10/15/27		454	412,573
6.250%	06/01/24		93	90,210
Pattern Energy Group, Inc.,
Gtd. Notes, 144A
5.875%	02/01/24		202	194,930
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.250%	06/15/25		223	209,620
PDC Energy, Inc.,
Gtd. Notes
5.750%	05/15/26		199	177,110
6.125%	09/15/24		20	18,500
PECO Energy Co.,
First Mortgage
2.375%	09/15/22		1,000	969,268
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26		167	155,310
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/23		600	591,164
4.000%	03/05/42		100	98,300
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39		400	552,362
PGT Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/26		130	128,050

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)

United States (continued)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.000%	02/21/20			2,000	$1,975,040
4.125%	03/04/43			300	264,741
Phillips 66,
Gtd. Notes
4.875%	11/15/44			205	200,043
Pioneer Energy Services Corp.,
Gtd. Notes
6.125%	03/15/22			153	93,330
Platform Specialty Products Corp.,
Gtd. Notes, 144A
5.875%	12/01/25	(a)		1,348	1,260,380
6.500%	02/01/22			2,055	2,055,000
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK N/A
8.500%	12/01/22			792	722,399
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	03/01/25			124	119,016
5.625%	01/15/28			88	80,960
5.750%	03/01/27			251	235,313
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47			200	178,237
PQ Corp.,
Gtd. Notes, 144A
5.750%	12/15/25			491	454,175
Sr. Sec’d. Notes, 144A
6.750%	11/15/22			221	227,630
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23			968	998,250
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22			100	98,489
4.400%	01/15/21			500	509,541
PSEG Power LLC,
Gtd. Notes
3.850%	06/01/23			900	900,733
4.150%	09/15/21			250	252,741
PSPC Escrow Corp.,
Sr. Unsec’d. Notes
6.000%	02/01/23		EUR	100	117,153
PTC, Inc.,
Sr. Unsec’d. Notes
6.000%	05/15/24			227	228,135
Public Service Co. of Colorado,
First Mortgage
4.100%	06/15/48			250	245,860
Puget Sound Energy, Inc.,
First Mortgage
4.223%	06/15/48			155	155,011
PulteGroup, Inc.,
Gtd. Notes
6.000%	02/15/35			163	140,995
6.375%	05/15/33			265	241,813

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
PVH Corp.,
Sr. Unsec’d. Notes
3.125%	12/15/27		EUR	114	$121,712
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23			59	52,215
5.375%	10/01/22			503	457,730
5.625%	03/01/26	(a)		666	552,780
6.875%	03/01/21			50	50,375
Qorvo, Inc.,
Gtd. Notes, 144A
5.500%	07/15/26			447	426,885
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
3.250%	05/20/27			1,585	1,474,366
Qualitytech LP/QTS Finance Corp.,
Gtd. Notes, 144A
4.750%	11/15/25			176	164,560
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24			189	147,420
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	02/15/25	(a)		222	192,030
6.875%	02/15/23			73	66,248
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)		217	177,940
5.000%	03/15/23	(a)		131	115,280
5.875%	07/01/22			17	15,725
RBS Global, Inc./Rexnord LLC,
Gtd. Notes, 144A
4.875%	12/15/25			342	310,365
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26			388	354,535
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)		235	226,775
RegionalCare Hospital Partners Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	05/01/23			224	226,240
Regions Bank,
Sr. Unsec’d. Notes
2.750%	04/01/21			1,600	1,573,619
Resolute Energy Corp.,
Gtd. Notes
8.500%	05/01/20			482	474,770
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Gtd. Notes, 144A
7.000%	07/15/24	(a)		721	686,753
Sr. Sec’d. Notes, 144A
5.125%	07/15/23			42	40,005
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23			135	106,650
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
2.800%	03/15/22			190	184,677

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Rowan Cos., Inc.,
Gtd. Notes
4.875%	06/01/22		287	$236,775
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
2.650%	11/28/20		285	279,771
3.700%	03/15/28		300	277,424
RP Crown Parent LLC,
Sr. Sec’d. Notes, 144A
7.375%	10/15/24		496	499,720
RPM International, Inc.,
Sr. Unsec’d. Notes
6.125%	10/15/19		300	305,462
S&P Global, Inc.,
Gtd. Notes
2.950%	01/22/27		1,315	1,236,998
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		1,259	1,204,257
5.000%	03/15/27		941	944,143
5.625%	04/15/23		200	210,716
5.875%	06/30/26		1,000	1,058,804
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		140	138,250
5.375%	04/15/23		269	267,655
Sanchez Energy Corp.,
Gtd. Notes
7.750%	06/15/21		1,107	260,145
Sr. Sec’d. Notes, 144A
7.250%	02/15/23	(a)	142	115,730
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.000%	10/01/22		201	191,453
4.875%	09/01/24		1,362	1,280,280
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		34	34,510
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		577	514,973
Sealed Air Corp.,
Gtd. Notes, 144A
6.875%	07/15/33		69	68,828
Sempra Energy,
Sr. Unsec’d. Notes
2.900%	02/01/23		170	165,189
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		381	358,140
5.625%	11/01/24		140	137,900
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		200	201,000
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	05/15/24		195	193,050
ServiceMaster Co. LLC (The),
Gtd. Notes, 144A
5.125%	11/15/24		144	136,080

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
SESI LLC,
Gtd. Notes
7.125%	12/15/21			100	$85,000
7.750%	09/15/24			238	189,210
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.250%	05/15/20			230	226,479
3.125%	06/01/24			225	214,838
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26			1,000	931,626
Silgan Holdings, Inc.,
Sr. Unsec’d. Notes
3.250%	03/15/25		EUR	100	114,140
Simmons Foods, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	01/15/24			227	228,135
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.000%	08/01/27			294	268,643
5.375%	04/15/25			250	236,875
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24			467	440,148
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)		291	253,170
5.625%	06/01/25	(a)		402	349,740
6.625%	01/15/27			8	7,080
6.750%	09/15/26			144	128,880
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24			1,804	1,921,260
Sophia LP/Sophia Finance, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/23			327	327,000
Sotera Health Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/23			357	341,828
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42			450	418,222
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41			100	99,397
Southern Star Central Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	07/15/22			145	139,200
Southwestern Energy Co.,
Gtd. Notes
6.200%	01/23/25	(a)		220	196,625
7.500%	04/01/26	(a)		248	234,360
7.750%	10/01/27			257	244,150
Spirit AeroSystems, Inc.,
Gtd. Notes
3.950%	06/15/23			750	747,769
Springleaf Finance Corp.,
Gtd. Notes
5.625%	03/15/23			28	25,830

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
6.875%	03/15/25		301	$269,395
7.125%	03/15/26		189	168,683
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		868	915,740
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		1,811	1,793,505
7.625%	02/15/25		184	184,000
7.625%	03/01/26		1,147	1,132,663
7.875%	09/15/23		1,497	1,536,296
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		894	882,578
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		35	33,075
5.875%	08/15/26		71	66,030
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		70	65,713
Staples, Inc.,
Gtd. Notes, 144A
8.500%	09/15/25	(a)	347	313,063
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21		74	72,705
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25		73	66,065
Steel Dynamics, Inc.,
Gtd. Notes
4.125%	09/15/25		229	210,394
5.000%	12/15/26	(a)	220	208,450
5.500%	10/01/24		231	228,690
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26		231	227,535
Stryker Corp.,
Sr. Unsec’d. Notes
2.000%	03/08/19		235	234,631
3.375%	05/15/24		1,000	995,759
3.375%	11/01/25		500	483,388
4.375%	05/15/44		300	286,220
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,
Gtd. Notes, 144A
7.500%	06/15/25		281	266,248
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		349	340,275
5.500%	02/15/26		128	121,280
5.875%	03/15/28		4	3,742
SunTrust Bank,
Sr. Unsec’d. Notes
2.590%(ff)	01/29/21		820	812,016
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25	(a)	449	381,650

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
8.875%	04/15/21		174	$173,565
Symantec Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25		192	179,074
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19		200	198,680
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.,
Gtd. Notes, 144A
7.500%	10/01/24		285	296,400
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		213	151,230
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
4.750%	10/01/23		32	30,880
5.500%	09/15/24		478	469,635
5.500%	01/15/28		1,144	1,098,240
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22		500	484,727
4.300%	06/15/48		180	172,003
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		6	5,558
5.000%	01/15/28		659	596,395
5.125%	02/01/25		78	73,125
5.250%	05/01/23		19	18,620
Gtd. Notes, 144A
5.875%	04/15/26		280	272,300
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		1,100	1,088,200
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	414	337,928
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24		81	78,469
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26		92	87,860
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		442	408,850
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26		79	72,088
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
7.500%	01/01/22		314	318,710
Sr. Sec’d. Notes
4.625%	07/15/24		1,239	1,152,270
Sr. Unsec’d. Notes
6.875%	11/15/31		72	60,480
8.125%	04/01/22		856	858,140
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25		227	211,394

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		218	$203,285
5.000%	01/31/28		218	191,840
6.625%	06/15/25		35	35,350
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	546	474,338
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/23		305	296,731
TIBCO Software, Inc.,
Sr. Unsec’d. Notes, 144A
11.375%	12/01/21		764	800,289
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20		300	304,207
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26		492	451,410
4.750%	02/01/28		781	706,805
5.125%	04/15/25		83	80,614
6.375%	03/01/25		262	264,620
6.500%	01/15/26		281	286,620
Total System Services, Inc.,
Sr. Unsec’d. Notes
3.800%	04/01/21		245	244,951
TransDigm UK Holdings PLC,
Gtd. Notes, 144A
6.875%	05/15/26		944	899,160
TransDigm, Inc.,
Gtd. Notes
6.500%	07/15/24		64	62,240
6.500%	05/15/25		323	308,465
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		191	182,883
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25		257	248,005
Transocean, Inc.,
Gtd. Notes
5.800%	10/15/22	(a)	456	401,280
8.375%	12/15/21		55	54,588
Gtd. Notes, 144A
7.250%	11/01/25		381	332,423
7.500%	01/15/26		120	105,300
9.000%	07/15/23		673	669,635
Travelport Corporate Finance PLC,
Sr. Sec’d. Notes, 144A
6.000%	03/15/26		208	210,080
TRI Pointe Group, Inc.,
Gtd. Notes
4.875%	07/01/21		46	43,930
5.250%	06/01/27		120	93,564
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes
5.875%	06/15/24		154	137,445

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Tribune Media Co.,
Gtd. Notes
5.875%	07/15/22			289	$290,445
Tutor Perini Corp.,
Gtd. Notes, 144A
6.875%	05/01/25	(a)		110	102,300
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19			385	383,007
Uber Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	11/01/23	(a)		150	145,125
UGI International LLC,
Sr. Unsec’d. Notes
3.250%	11/01/25		EUR	100	114,575
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25			316	282,030
4.875%	01/15/28			195	171,113
5.500%	07/15/25			62	58,435
5.500%	05/15/27			462	428,505
5.875%	09/15/26			250	235,625
United States Steel Corp.,
Sr. Unsec’d. Notes
6.250%	03/15/26	(a)		299	261,625
6.875%	08/15/25			278	254,370
United Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23			1,300	1,294,906
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.750%	07/15/45			500	529,000
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23			176	157,960
5.125%	02/15/25	(a)		206	180,765
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/26	(a)		336	322,560
USG Corp.,
Gtd. Notes, 144A
4.875%	06/01/27			85	85,638
USIS Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	05/01/25			74	67,939
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
8.500%	01/31/27			821	796,370
9.250%	04/01/26			265	265,000
Vantage Drilling International,
Sr. Sec’d. Notes, 144A
9.250%	11/15/23			162	158,355
Vantiv LLC/Vantiv Issuer Corp.,
Gtd. Notes, 144A
3.875%	11/15/25		GBP	100	119,401
4.375%	11/15/25			215	196,725
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/23			200	163,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.376%	02/15/25		926	$898,599
3.500%	11/01/24		1,000	986,277
4.329%	09/21/28		881	884,621
4.500%	08/10/33		2,000	1,974,170
5.012%	08/21/54		75	72,471
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		555	521,700
Versum Materials, Inc.,
Gtd. Notes, 144A
5.500%	09/30/24		196	194,040
Vertiv Group Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24	(a)	490	450,800
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23		148	158,946
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27		988	921,310
Sr. Unsec’d. Notes, 144A
6.250%	05/15/25		313	308,305
Visa, Inc.,
Sr. Unsec’d. Notes
3.150%	12/14/25		960	943,383
4.300%	12/14/45		840	868,125
Vistra Energy Corp.,
Gtd. Notes
7.625%	11/01/24		158	166,690
Vizient, Inc.,
Sr. Unsec’d. Notes, 144A
10.375%	03/01/24		338	358,280
VMware, Inc.,
Sr. Unsec’d. Notes
2.300%	08/21/20		360	352,605
2.950%	08/21/22		2,085	1,987,353
3.900%	08/21/27		926	821,376
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		8	7,000
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25		265	226,906
Walgreen Co.,
Gtd. Notes
5.250%	01/15/19		100	100,062
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
2.700%	11/18/19		1,100	1,093,722
3.450%	06/01/26		900	846,799
3.800%	11/18/24		110	108,327
Warner Media LLC,
Gtd. Notes
2.950%	07/15/26		925	826,982
3.600%	07/15/25		275	260,459

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/26			77	$70,840
Weatherford International Ltd.,
Gtd. Notes
5.125%	09/15/20			270	210,600
5.950%	04/15/42			184	93,610
6.500%	08/01/36			90	46,800
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes
6.625%	08/15/25			26	23,855
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25			124	119,350
Sr. Unsec’d. Notes, 144A
5.375%	08/15/26			383	369,595
Wells Fargo & Co.,
Series U, Jr. Sub. Notes
5.875%(ff)	—	(rr)		320	316,304
5.900%(ff)	—	(rr)		105	100,039
Sub. Notes, MTN
4.650%	11/04/44			175	164,745
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)		1,065	923,888
WEX, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/01/23			140	136,500
Whiting Petroleum Corp.,
Gtd. Notes
6.625%	01/15/26			141	120,908
WildHorse Resource Development Corp.,
Gtd. Notes
6.875%	02/01/25			190	179,550
Williams Scotsman International, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	08/15/23			193	185,280
7.875%	12/15/22			83	81,133
WMG Acquisition Corp.,
Gtd. Notes, 144A
5.500%	04/15/26			145	138,475
Sr. Sec’d. Notes
4.125%	11/01/24		EUR	90	105,953
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24			80	72,400
8.250%	08/01/23			179	187,055
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
5.400%	04/01/24			10	9,525
5.750%	04/01/27			86	78,905
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A
5.375%	04/15/26			66	63,360
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43			8	6,640

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23	81	$76,756
6.375%	05/15/25	320	297,600
Gtd. Notes, 144A
5.750%	01/15/27	1,209	1,079,033
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
3.700%	03/19/23	225	222,599
Zions Bancorp NA,
Sr. Unsec’d. Notes
3.500%	08/27/21	490	488,481
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.000%	09/12/27	500	461,772
3.450%	11/13/20	245	245,676

			386,847,048

TOTAL CORPORATE BONDS (cost $504,554,157)			482,222,713

MUNICIPAL BONDS — 0.1%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.907%	10/01/50	200	284,292
Los Angeles Unified School District,
General Obligation Unlimited, BABs
5.750%	07/01/34	150	177,497
State of California,
General Obligation Unlimited, BABs
7.550%	04/01/39	400	573,020

			1,034,809

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.637%	04/01/57	95	100,438

Illinois — 0.0%
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	100	127,749
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	200	221,686

			349,435

New Jersey — 0.0%
New Jersey Turnpike Authority,
Revenue Bonds, BABs
7.414%	01/01/40	200	281,800

New York — 0.0%
New York City Water & Sewer System,
Revenue Bonds, BABs
5.724%	06/15/42	100	125,137
5.952%	06/15/42	80	103,796

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (continued)
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	200	$203,482

			432,415

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.834%	02/15/41	100	146,549

Oregon — 0.0%
State of Oregon Department of Transportation,
Revenue Bonds, BABs
5.834%	11/15/34	200	248,620

Texas — 0.0%
Dallas Area Rapid Transit,
Revenue Bonds, BABs
5.999%	12/01/44	200	259,418

TOTAL MUNICIPAL BONDS (cost $2,844,496)			2,853,484

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
United States
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	52	51,244
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(cc)	01/25/35	53	53,677
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M1, 1 Month LIBOR + 1.600%
4.106%(c)	01/25/24	68	68,519
Series 2014-C01, Class M2, 1 Month LIBOR + 4.400%
6.906%(c)	01/25/24	1,300	1,437,135
Series 2014-C02, Class 2M2, 1 Month LIBOR + 2.600%
5.106%(c)	05/25/24	1,427	1,478,508
Series 2014-C03, Class 2M2, 1 Month LIBOR + 2.900%
5.406%(c)	07/25/24	1,278	1,336,738
Series 2014-C04, Class 1M2, 1 Month LIBOR + 4.900%
7.406%(c)	11/25/24	769	858,061
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29	1,239	1,243,958
Series 2016-C05, Class 2M1, 1 Month LIBOR + 1.350%
3.856%(c)	01/25/29	452	452,416
Series 2016-C07, Class 2M1, 1 Month LIBOR + 1.300%
3.806%(c)	05/25/29	421	421,913
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300%
3.806%(c)	07/25/29	797	799,786
Series 2017-C01, Class 1M2A, 1 Month LIBOR + 3.550%
6.056%(c)	07/25/29	1,940	2,057,234
Series 2017-C02, Class 2M1, 1 Month LIBOR + 1.150%
3.656%(c)	09/25/29	1,127	1,129,151
Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850%
3.356%(c)	11/25/29	1,678	1,678,348
Series 2017-C05, Class 1M1, 1 Month LIBOR + 0.550%
3.056%(c)	01/25/30	904	903,097
Series 2017-C06, Class 2M1, 1 Month LIBOR + 0.750%
3.256%(c)	02/25/30	226	226,080

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2017-C07, Class 2M1, 1 Month LIBOR + 0.650%
3.156%(c)	05/25/30		1,088	$1,086,051
Series 2018-C02, Class 2M1, 1 Month LIBOR + 0.650%
3.156%(c)	08/25/30		1,896	1,893,933
Series 2018-C03, Class 1M1, 1 Month LIBOR + 0.680%
3.186%(c)	10/25/30		1,596	1,591,802
Series 2018-C06, Class 1M1, 1 Month LIBOR + 0.550%
3.056%(c)	03/25/31		892	888,719
Series 2018-C06, Class 2M1, 1 Month LIBOR + 0.550%
3.056%(c)	03/25/31		772	769,805
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN2, Class M2, 1 Month LIBOR + 1.650%
4.156%(c)	04/25/24		373	376,069
Series 2014-HQ1, Class M2, 1 Month LIBOR + 2.500%
5.006%(c)	08/25/24		32	32,197
Series 2015-DN1, Class M3, 1 Month LIBOR + 4.150%
6.656%(c)	01/25/25		1,206	1,281,066
Series 2015-HQ1, Class M3, 1 Month LIBOR + 3.800%
6.306%(c)	03/25/25		580	610,969
Series 2015-HQA1, Class M2, 1 Month LIBOR + 2.650%
5.156%(c)	03/25/28		681	689,730
Series 2016-DNA4, Class M1, 1 Month LIBOR + 0.800%
3.306%(c)	03/25/29		18	17,545
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	07/25/29		651	653,753
Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/30		1,349	1,344,799
Series 2017-HQA2, Class M1, 1 Month LIBOR + 0.800%
3.306%(c)	12/25/29		1,804	1,802,661
Series 2017-HQA3, Class M1, 1 Month LIBOR + 0.550%
3.056%(c)	04/25/30		1,106	1,103,921
STACR Trust,
Series 2018-DNA3, Class M1, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	09/25/48		1,560	1,556,993
Series 2018-HRP2, Class M2, 1 Month LIBOR + 1.250%, 144A
3.756%(c)	02/25/47		1,390	1,390,427

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $31,366,428)				31,286,305

SOVEREIGN BONDS — 0.3%
France — 0.1%
French Republic Government Bond OAT,
Bonds
1.850%	07/25/27	EUR	520	807,316

Indonesia — 0.0%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.500%	01/11/28		635	587,726

Italy — 0.0%
Italy Buoni Poliennali del Tesoro,
Sr. Unsec’d. Notes, 144A
1.250%	10/27/20	EUR	98	114,358
1.300%	05/15/28	EUR	230	261,933
Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Italy (continued)
1.650%	04/23/20		EUR	182	$212,016

					588,307

Japan — 0.1%
Japanese Government CPI Linked Bond,
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/27		JPY	36,667	331,020
0.100%	03/10/28		JPY	87,505	786,964

					1,117,984

Mexico — 0.1%
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.750%	01/11/28			70	65,521
4.000%	10/02/23			600	597,204
4.350%	01/15/47			200	171,400
Sr. Unsec’d. Notes, GMTN
3.500%	01/21/21	(a)		475	472,601
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34			500	569,550

					1,876,276

New Zealand — 0.0%
New Zealand Government Inflation Linked Bond,
Sr. Unsec’d. Notes, TIPS
2.500%	09/20/35		NZD	270	215,395
2.500%	09/20/40		NZD	107	85,142
3.000%	09/20/30		NZD	500	418,708

					719,245

Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
4.125%	08/25/27			509	525,543

United Kingdom — 0.0%
United Kingdom Gilt,
Bonds
1.500%	07/22/47		GBP	90	106,116

Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
5.100%	06/18/50			300	294,450

TOTAL SOVEREIGN BONDS (cost $6,690,290)					6,622,963

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.7%
Federal Farm Credit Banks
3.125%	02/06/30			600	598,870
Federal Home Loan Banks
4.000%	09/01/28			245	261,637
Federal Home Loan Mortgage Corp.
3.000%	07/01/46			158	154,267
3.500%	10/01/42			1,336	1,346,405
4.000%	10/01/47			62	63,567
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.650%
2.452%(c)	05/01/43			32	32,175
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.600%
2.517%(c)	08/01/43			11	11,114

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
3.000%	03/01/27	94	$94,254
3.000%	05/01/27	39	38,880
3.000%	11/01/27	226	226,950
3.000%	04/01/29	227	227,483
3.000%	02/01/31	278	277,261
3.000%	05/01/31	62	62,165
3.000%	06/01/31	35	34,637
3.000%	05/01/33	99	98,103
3.000%	05/01/33	43	42,869
3.000%	05/01/33	18	18,011
3.000%	08/01/46	410	400,077
3.000%	10/01/46	153	149,231
3.000%	12/01/46	236	230,594
3.000%	12/01/46	82	80,531
3.000%	12/01/46	63	61,776
3.000%	02/01/47	677	660,764
3.000%	05/01/47	43	42,217
3.000%	06/01/47	368	358,737
3.000%	10/01/47	417	407,368
3.000%	TBA	115	114,593
3.500%	03/01/32	88	89,467
3.500%	04/01/32	205	208,310
3.500%	05/01/35	116	117,691
3.500%	09/01/38	49	49,706
3.500%	10/01/42	101	101,726
3.500%	06/01/43	353	355,641
3.500%	07/01/43	160	160,909
3.500%	09/01/44	30	30,155
3.500%	12/01/45	99	98,874
3.500%	03/01/46	71	70,985
3.500%	03/01/46	55	54,943
3.500%	05/01/46	93	92,975
3.500%	05/01/46	52	52,304
3.500%	07/01/46	190	190,291
3.500%	07/01/46	23	22,646
3.500%	08/01/46	178	178,000
3.500%	08/01/46	36	36,163
3.500%	08/01/46	26	26,448
3.500%	09/01/46	45	45,084
3.500%	12/01/46	271	271,458
3.500%	02/01/47	658	659,586
3.500%	03/01/47	190	190,380
3.500%	04/01/47	239	239,509
3.500%	04/01/47	43	42,837
3.500%	05/01/47	159	159,408
3.500%	07/01/47	338	338,261
3.500%	09/01/47	488	490,134
3.500%	09/01/47	140	139,925
3.500%	01/01/48	517	519,773
3.500%	02/01/48	384	381,294
3.500%	03/01/48	250	250,132
3.500%	05/01/48	727	726,469
3.500%	TBA	2,501	2,499,561
4.000%	05/01/33	169	173,126
4.000%	06/01/44	618	633,544
4.000%	07/01/45	104	106,644
4.000%	03/01/46	133	136,012

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	05/01/46	244	$249,125
4.000%	01/01/48	2,073	2,114,577
4.000%	02/01/48	74	75,903
4.000%	06/01/48	148	152,002
4.000%	06/01/48	146	150,104
4.000%	07/01/48	631	643,292
4.000%	TBA	8,220	8,379,849
4.000%	TBA	42	42,973
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.500%
4.061%(c)	06/01/43	14	14,420
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.800%
4.434%(c)	08/01/41	58	60,637
Federal Home Loan Mortgage Corp.
4.500%	06/01/38	167	173,923
4.500%	07/01/39	375	392,216
4.500%	09/01/39	17	17,455
4.500%	10/01/39	71	73,682
4.500%	01/01/40	132	138,051
4.500%	02/01/40	18	18,762
4.500%	04/01/40	35	36,443
4.500%	02/01/41	193	202,385
4.500%	07/01/41	23	24,295
4.500%	08/01/41	22	23,492
4.500%	10/01/41	619	648,159
4.500%	01/01/42	24	25,050
4.500%	05/01/42	36	38,178
4.500%	01/01/45	41	42,415
4.500%	01/01/46	663	686,879
4.500%	09/01/46	34	35,974
4.500%	03/01/47	32	32,963
4.500%	05/01/47	113	117,161
4.500%	06/01/47	33	34,366
4.500%	05/01/48	2,258	2,338,324
4.500%	06/01/48	343	355,311
4.500%	07/01/48	287	296,994
4.500%	07/01/48	128	132,703
4.500%	07/01/48	108	111,783
4.500%	10/01/48	129	133,737
4.500%	TBA	1,077	1,114,794
4.500%	TBA	300	305,414
5.000%	01/01/37	27	29,017
5.000%	02/01/37	25	26,765
5.000%	03/01/38	183	193,793
5.000%	09/01/47	24	25,166
5.000%	03/01/48	28	29,278
5.000%	05/01/48	147	154,573
5.000%	07/01/48	565	591,697
5.000%	TBA	3,500	3,665,352
5.000%	TBA	400	401,750
5.500%	06/01/35	106	114,584
5.500%	08/01/38	116	123,968
5.500%	TBA	1,900	2,006,502
6.000%	09/01/36	110	119,594
Federal National Mortgage Assoc., 12 Month LIBOR + 1.540%
2.047%(c)	06/01/43	111	109,353
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700%
2.447%(c)	08/01/42	118	122,737

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
3.000%	01/01/27	119	$119,757
3.000%	08/01/27	39	39,123
3.000%	09/01/27	244	244,345
3.000%	09/01/27	26	26,534
3.000%	11/01/27	53	53,620
3.000%	11/01/27	41	41,373
3.000%	11/01/27	35	35,406
3.000%	11/01/27	27	27,572
3.000%	11/01/27	27	26,716
3.000%	11/01/27	21	20,866
3.000%	12/01/27	25	24,790
3.000%	02/01/31	778	776,355
3.000%	02/01/31	401	400,498
3.000%	02/01/31	14	13,538
3.000%	03/01/31	318	317,507
3.000%	05/01/33	77	76,254
3.000%	05/01/33	46	45,828
3.000%	05/01/33	27	27,306
3.000%	08/01/33	515	512,178
3.000%	03/01/45	431	423,456
3.000%	05/01/45	201	197,070
3.000%	08/01/46	299	291,419
3.000%	08/01/46	49	48,231
3.000%	10/01/46	53	51,985
3.000%	11/01/46	344	335,911
3.000%	11/01/46	68	65,933
3.000%	12/01/46	77	75,512
3.000%	12/01/46	28	27,627
3.000%	01/01/47	184	180,151
3.000%	01/01/47	134	131,084
3.000%	02/01/47	990	965,138
3.000%	03/01/47	377	367,816
3.000%	12/01/47	194	189,608
3.000%	TBA	434	422,771
3.500%	11/01/30	15	15,218
3.500%	05/01/32	52	53,396
3.500%	06/01/32	130	132,600
3.500%	08/01/32	45	46,060
3.500%	09/01/32	380	386,850
3.500%	06/01/35	113	114,412
3.500%	06/01/35	66	67,123
3.500%	09/01/38	24	24,704
3.500%	06/01/42	439	442,000
3.500%	09/01/42	326	328,309
3.500%	11/01/42	155	156,656
3.500%	11/01/42	30	30,690
3.500%	01/01/43	4,864	4,901,483
3.500%	05/01/43	445	448,748
3.500%	10/01/44	92	93,082
3.500%	02/01/45	112	113,043
3.500%	03/01/45	56	56,567
3.500%	07/01/45	109	108,979
3.500%	08/01/45	72	71,806
3.500%	09/01/45	683	685,856
3.500%	10/01/45	25	24,886
3.500%	11/01/45	385	385,483
3.500%	12/01/45	190	190,310

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	12/01/45	62	$62,246
3.500%	12/01/45	35	35,582
3.500%	02/01/46	671	673,491
3.500%	03/01/46	729	729,847
3.500%	03/01/46	443	446,810
3.500%	03/01/46	75	75,707
3.500%	04/01/46	28	28,412
3.500%	05/01/46	231	232,028
3.500%	06/01/46	92	92,040
3.500%	07/01/46	267	267,416
3.500%	08/01/46	83	83,393
3.500%	09/01/46	195	195,076
3.500%	10/01/46	1,807	1,810,764
3.500%	10/01/46	159	159,389
3.500%	10/01/46	46	46,631
3.500%	12/01/46	373	373,458
3.500%	12/01/46	270	271,469
3.500%	12/01/46	191	192,113
3.500%	12/01/46	128	128,078
3.500%	12/01/46	42	42,276
3.500%	12/01/46	20	19,951
3.500%	01/01/47	174	175,484
3.500%	01/01/47	171	171,575
3.500%	01/01/47	164	165,444
3.500%	01/01/47	162	162,653
3.500%	01/01/47	141	141,519
3.500%	04/01/47	146	145,847
3.500%	05/01/47	79	79,202
3.500%	06/01/47	181	181,537
3.500%	06/01/47	83	83,501
3.500%	07/01/47	97	97,426
3.500%	08/01/47	204	204,004
3.500%	09/01/47	376	375,925
3.500%	10/01/47	243	243,762
3.500%	10/01/47	71	70,634
3.500%	11/01/47	545	544,998
3.500%	11/01/47	126	126,258
3.500%	11/01/47	30	30,452
3.500%	01/01/48	230	231,512
3.500%	02/01/48	526	527,355
3.500%	02/01/48	104	104,927
3.500%	04/01/48	51	51,019
3.500%	05/01/48	60	60,147
3.500%	11/01/51	2,420	2,424,420
3.500%	TBA	1,105	1,104,806
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530%
3.892%(c)	04/01/43	12	12,325
Federal National Mortgage Assoc.
4.000%	05/01/26	238	244,387
4.000%	02/01/31	184	189,371
4.000%	05/01/33	129	131,868
4.000%	06/01/33	61	62,264
4.000%	07/01/33	32	32,576
4.000%	06/01/38	569	584,846
4.000%	09/01/41	18	18,177
4.000%	09/01/42	1,813	1,873,728
4.000%	09/01/42	15	15,386

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/43	137	$140,744
4.000%	05/01/44	172	177,529
4.000%	10/01/44	482	493,715
4.000%	01/01/45	363	373,599
4.000%	01/01/45	270	276,440
4.000%	03/01/45	163	168,316
4.000%	07/01/45	463	472,798
4.000%	09/01/45	57	58,318
4.000%	09/01/45	33	33,740
4.000%	01/01/46	1,018	1,038,296
4.000%	02/01/46	84	85,445
4.000%	05/01/46	731	745,712
4.000%	06/01/46	799	822,019
4.000%	08/01/46	732	746,308
4.000%	08/01/46	447	456,089
4.000%	08/01/46	94	95,840
4.000%	11/01/46	109	112,316
4.000%	11/01/46	71	73,605
4.000%	03/01/47	20	20,414
4.000%	04/01/47	130	133,333
4.000%	05/01/47	906	928,048
4.000%	05/01/47	43	43,710
4.000%	06/01/47	64	65,503
4.000%	06/01/47	43	44,207
4.000%	08/01/47	113	115,653
4.000%	09/01/47	122	125,454
4.000%	10/01/47	1,492	1,520,774
4.000%	10/01/47	720	739,988
4.000%	10/01/47	161	164,150
4.000%	11/01/47	232	236,330
4.000%	12/01/47	532	544,750
4.000%	12/01/47	136	138,357
4.000%	01/01/48	1,077	1,098,347
4.000%	04/01/48	1,934	1,971,658
4.000%	09/01/48	366	373,288
4.000%	TBA	17,273	17,607,918
4.000%	TBA	10	10,236
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530%
4.038%(c)	05/01/43	123	126,247
Federal National Mortgage Assoc., 12 Month LIBOR + 1.750%
4.500%(c)	08/01/41	68	70,909
Federal National Mortgage Assoc.
4.500%	01/01/42	428	447,779
4.500%	01/01/42	194	202,626
4.500%	09/01/42	755	788,363
4.500%	06/01/44	280	293,100
4.500%	06/01/44	209	217,632
4.500%	02/01/45	850	891,188
4.500%	08/01/45	1,053	1,103,472
4.500%	11/01/45	57	58,985
4.500%	12/01/45	110	114,828
4.500%	12/01/45	42	43,156
4.500%	01/01/46	53	55,020
4.500%	02/01/46	2,288	2,395,918
4.500%	02/01/46	62	64,358
4.500%	03/01/46	59	61,452
4.500%	04/01/46	2	1,836

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
4.500%	05/01/46	2	$2,033
4.500%	07/01/46	34	35,257
4.500%	08/01/46	514	533,339
4.500%	08/01/46	59	61,668
4.500%	08/01/46	39	41,059
4.500%	08/01/46	7	7,366
4.500%	09/01/46	37	38,866
4.500%	10/01/46	392	406,717
4.500%	10/01/46	254	262,927
4.500%	01/01/47	205	212,443
4.500%	01/01/47	68	71,534
4.500%	01/01/47	51	53,624
4.500%	01/01/47	29	30,451
4.500%	02/01/47	50	52,597
4.500%	02/01/47	31	32,180
4.500%	03/01/47	59	61,153
4.500%	06/01/47	1,391	1,448,860
4.500%	06/01/47	414	428,519
4.500%	12/01/47	249	258,160
4.500%	01/01/48	1,019	1,055,479
4.500%	02/01/48	310	325,578
4.500%	02/01/48	175	182,932
4.500%	02/01/48	140	146,833
4.500%	02/01/48	137	143,855
4.500%	03/01/48	237	247,145
4.500%	04/01/48	1,930	2,010,704
4.500%	05/01/48	408	423,044
4.500%	06/01/48	590	618,274
4.500%	07/01/48	1,344	1,391,791
5.000%	06/01/39	60	63,586
5.000%	12/01/39	111	117,682
5.000%	01/01/40	3	2,996
5.000%	04/01/40	268	284,423
5.000%	05/01/40	20	21,281
5.000%	06/01/40	15	15,568
5.000%	06/01/40	5	5,081
5.000%	06/01/40	4	4,032
5.000%	07/01/40	17	17,895
5.000%	07/01/40	4	3,963
5.000%	08/01/40	46	48,629
5.000%	09/01/40	8	8,507
5.000%	10/01/40	25	26,377
5.000%	02/01/41	197	208,957
5.000%	05/01/41	657	697,446
5.000%	05/01/41	205	217,088
5.000%	05/01/48	109	115,313
5.000%	TBA	3,725	3,901,628
5.000%	TBA	400	406,688
5.500%	04/01/36	74	79,765
5.500%	05/01/36	41	44,582
5.500%	09/01/36	132	141,373
5.500%	08/01/37	97	104,565
5.500%	09/01/41	219	235,993
5.500%	01/01/47	1,870	2,012,004
5.500%	TBA	102	107,929
6.000%	03/01/34	1,353	1,475,207
6.000%	07/01/41	149	162,340

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.
3.000%	07/15/43	102	$100,737
3.000%	12/15/46	91	89,536
3.000%	02/15/47	151	148,992
3.000%	TBA	36	35,473
3.500%	12/20/42	614	619,007
3.500%	12/20/42	144	144,843
3.500%	03/15/43	444	449,231
3.500%	03/15/43	166	167,545
3.500%	03/15/43	29	29,764
3.500%	05/15/43	138	139,625
3.500%	06/15/43	161	162,862
3.500%	06/20/43	319	321,564
3.500%	10/20/44	28	28,615
3.500%	04/20/45	644	648,919
3.500%	11/20/45	298	300,726
3.500%	12/20/45	414	416,458
3.500%	03/20/46	1,932	1,947,912
3.500%	04/20/46	219	220,321
3.500%	06/20/46	3,303	3,327,590
3.500%	10/20/46	592	596,245
3.500%	11/20/46	36	35,780
3.500%	12/20/46	896	902,254
3.500%	01/20/47	257	259,156
3.500%	02/20/47	767	772,137
3.500%	03/20/47	438	441,357
3.500%	04/20/47	141	141,855
3.500%	08/20/47	259	260,408
3.500%	10/20/47	249	250,881
3.500%	12/15/47	885	894,730
3.500%	12/20/47	347	350,081
3.500%	04/20/48	366	368,954
3.500%	04/20/48	230	232,757
3.500%	TBA	3,965	3,989,471
3.500%	TBA	339	341,264
4.000%	12/15/40	79	81,159
4.000%	09/20/45	614	631,992
4.000%	10/20/45	21	21,264
4.000%	01/20/46	57	58,411
4.000%	03/20/46	268	275,749
4.000%	07/20/46	81	83,757
4.000%	12/15/46	112	114,596
4.000%	07/20/47	414	424,335
4.000%	08/20/47	138	141,108
4.000%	03/20/48	2,130	2,182,613
4.000%	04/20/48	741	759,009
4.000%	04/20/48	253	260,025
4.000%	05/20/48	354	362,675
4.000%	11/20/48	176	180,014
4.000%	TBA	6,972	7,138,162
4.000%	TBA	1,650	1,690,528
4.500%	08/15/39	518	540,744
4.500%	01/20/41	351	368,049
4.500%	03/20/41	53	55,741
4.500%	04/20/41	144	151,030
4.500%	09/20/43	54	56,960
4.500%	08/20/46	67	69,684
4.500%	09/20/46	63	65,718

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
4.500%	10/20/46		47		$49,032
4.500%	11/20/46		22		23,493
4.500%	10/20/47		42		43,652
4.500%	04/20/48		4,079		4,224,673
4.500%	06/20/48		729		754,773
4.500%	07/20/48		2,048		2,120,734
4.500%	08/20/48		341		353,305
4.500%	TBA		1,000		1,034,746
5.000%	10/20/39		272		289,218
5.000%	04/20/48		491		511,755
5.000%	05/20/48		3,093		3,221,378
5.000%	11/20/48		225		234,119
5.000%	TBA		25		26,019
5.000%	TBA		2,000		2,077,578
5.500%	07/20/40		516		543,618
5.500%	04/20/48		55		57,250
6.000%	09/20/38		104		112,109
6.000%	10/20/38		136		147,126

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $187,139,989)					186,279,931

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bonds
6.250%	05/15/30		—	(r)	134
U.S. Treasury Inflation Indexed Bonds, TIPS
0.500%	01/15/28		1,389		1,325,642
0.625%	04/15/23		334		328,366
0.750%	07/15/28		590		577,809
1.000%	02/15/48		1,564		1,481,921
0.125%	04/15/21		731		710,663
0.125%	01/15/22		2,258		2,191,927
0.125%	04/15/22		3,665		3,545,627
0.125%	07/15/22		390		379,152
0.125%	01/15/23		1,891		1,826,296
0.125%	07/15/24		1,592		1,526,723
0.125%	07/15/26		1,978		1,857,014
0.250%	01/15/25		1,206		1,155,240
0.375%	07/15/23		293		286,855
0.375%	07/15/25		1,994		1,922,306
0.375%	01/15/27		2,881		2,736,345
0.375%	07/15/27		930		882,600
0.625%	07/15/21		1,533		1,516,520
0.625%	01/15/24		3,187		3,137,457
0.625%	01/15/26		3,203		3,118,006
0.750%	02/15/42		1,484		1,346,163
0.750%	02/15/45		1,326		1,185,630
0.875%	02/15/47		73		67,309
1.000%	02/15/46		720		682,885
1.125%	01/15/21		1,179		1,173,713
1.375%	02/15/44		705		728,067
1.750%	01/15/28		597		634,462
2.000%	01/15/26	(k)	898		958,622
2.125%	02/15/40		619		727,625
2.125%	02/15/41		536		632,782
2.375%	01/15/25		537		580,189
2.375%	01/15/27		984		1,086,629
2.500%	01/15/29		1,013		1,152,780
3.375%	04/15/32		64		82,204

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
3.625%	04/15/28	(k)	594	$729,042
3.875%	04/15/29	(k)	1,023	1,301,205

TOTAL U.S. TREASURY OBLIGATIONS (cost $44,752,314)				43,575,910

TOTAL LONG-TERM INVESTMENTS (cost $1,795,802,302)				1,706,172,073

	Shares

SHORT-TERM INVESTMENTS — 23.9%
AFFILIATED MUTUAL FUNDS — 23.9%
PGIM Core Ultra Short Bond Fund(w)	454,711,110	$454,711,110
PGIM Institutional Money Market Fund (cost $55,938,630; includes $55,814,771 of cash collateral for securities on loan)(b)(w)	55,936,959	55,931,365

TOTAL AFFILIATED MUTUAL FUNDS (cost $510,649,740)		510,642,475

OPTIONS PURCHASED~* — 0.0% (cost $198,913)		234,751

TOTAL SHORT-TERM INVESTMENTS (cost $510,848,653)		510,877,226

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 103.7% (cost $2,306,650,955)		2,217,049,299

OPTIONS WRITTEN~* — (0.0)% (premiums received 241,865)		(250,765)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 103.7% (cost $2,306,409,090)		2,216,798,534
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.7)%		(78,594,063)

NET ASSETS — 100.0%		$2,138,204,471

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $8,857,828 and 0.4% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $54,489,550; cash collateral of $55,814,771 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as
collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2018.

(r)	Less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at December 31, 2018

Borrower	Principal Amount (000)	Current Value	Unrealized Appreciation	Unrealized Depreciation
Access CIG LLC, Delayed Draw Term Loan (First Lien), 3.750%, Maturity Date 2/27/2025 (cost $9,351)	9	$9,276	$—	$(75)
Dental Corp. Of Canda, Inc., Delayed Draw Term Loan (First Lien), 3.750%, Maturity Date 6/6/2025 (cost $12,778)	13	12,472	—	(306)
Mavis Tire Express Services Corp., Delayed Term Loan (First Lien), 5.754%, Maturity Date 3/20/2025 (cost $12,065)	12	11,643	—	(422)

		$33,391	$—	$(803)

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	3.500%	TBA	01/17/19	(1,060)	(1,073,395)
Federal National Mortgage Assoc.
	3.000%	TBA	01/17/19	(4,479)	(4,468,356)
	3.500%	TBA	01/17/19	(1,191)	(1,205,306)
Government National Mortgage Assoc.	3.000%	TBA	01/23/19	(3,525)	(3,471,230)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $10,123,205)					$(10,218,287)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
90 Day Euro Dollar Futures	Call	03/18/19	$97.38	6	15	$488
90 Day Euro Dollar Futures	Call	06/17/19	$97.75	14	35	613
90 Day Euro Dollar Futures	Call	03/16/20	$97.75	14	35	5,600

Total Exchange Traded (cost $5,048)						$6,701

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
5- Year 10 CMS CAP	Call	Citibank, N.A.	01/25/19	0.12%	—	3,800	$1,098

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
5- Year 30 CMS CAP	Call	Goldman Sachs International	02/28/19	0.21%	—	1,500	$1,239

Total OTC Traded (cost $1,230)							$2,337

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
1- Year Interest Rate Swap, 01/14/21	Call	Morgan Stanley & Co. International	01/10/20	2.95%	2.95%(S)	3 Month LIBOR(Q)		2,850	$13,919
1- Year Interest Rate Swap, 01/23/21	Call	Morgan Stanley & Co. International	01/21/20	2.95%	2.95%(S)	3 Month LIBOR(Q)		2,850	14,229
1- Year Interest Rate Swap, 02/03/21	Call	Morgan Stanley & Co. International	01/30/20	2.95%	2.95%(S)	3 Month LIBOR(Q)		1,390	7,008
5- Year Interest Rate Swap, 10/29/24	Call	Bank of America, N.A.	10/25/19	3.20%	3.20%(S)	3 Month LIBOR(Q)		420	13,599
5- Year Interest Rate Swap, 10/31/24	Call	Citibank, N.A.	10/29/19	3.18%	3.18%(S)	3 Month LIBOR(Q)		420	13,179
5- Year Interest Rate Swap, 11/22/24	Call	Deutsche Bank AG	11/20/19	3.08%	3.08%(S)	3 Month LIBOR(Q)		420	11,681
5- Year Interest Rate Swap, 11/22/24	Call	Barclays Bank PLC	11/20/19	3.08%	3.08%(S)	3 Month LIBOR(Q)		420	11,772
5- Year Interest Rate Swap, 12/02/24	Call	Morgan Stanley & Co. International	11/27/19	3.09%	3.09%(S)	3 Month LIBOR(Q)		830	23,605
5- Year Interest Rate Swap, 10/20/25	Call	Goldman Sachs International	10/16/20	3.25%	3.25%(S)	3 Month LIBOR(Q)		735	27,346
5- Year Interest Rate Swap, 12/01/25	Call	Deutsche Bank AG	11/27/20	3.10%	3.10%(S)	3 Month LIBOR(Q)		730	23,680
10- Year Interest Rate Swap, 09/02/31	Call	Goldman Sachs International	08/31/21	3.04%	3.04%(S)	3 Month LIBOR(Q)		98	4,813
10- Year Interest Rate Swap, 04/29/48	Call	JPMorgan Chase Bank	04/27/38	2.99%	2.99%(S)	3 Month LIBOR(Q)		40	2,215
10- Year Interest Rate Swap, 12/08/48	Call	Barclays Bank PLC	12/06/38	3.09%	3.09%(S)	3 Month LIBOR(Q)		115	6,655
20- Year Interest Rate Swap, 04/20/41	Call	JPMorgan Chase Bank	04/16/21	0.78%	0.78%(S)	6 Month JPY LIBOR(S)	JPY	4,700	1,853
30- Year Interest Rate Swap, 04/28/53	Call	Goldman Sachs International	04/26/23	3.11%	3.11%(S)	3 Month LIBOR(Q)		25	3,161

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
5- Year Interest Rate Swap, 10/29/24	Put	Bank of America, N.A.	10/25/19	3.20%	3 Month LIBOR(Q)	3.20%(S)		420	$1,136
5- Year Interest Rate Swap, 10/31/24	Put	Citibank, N.A.	10/29/19	3.18%	3 Month LIBOR(Q)	3.18%(S)		420	1,244
5- Year Interest Rate Swap, 11/22/24	Put	Deutsche Bank AG	11/20/19	3.08%	3 Month LIBOR(Q)	3.08%(S)		420	1,759
5- Year Interest Rate Swap, 11/22/24	Put	Barclays Bank PLC	11/20/19	3.08%	3 Month LIBOR(Q)	3.08%(S)		420	1,734
5- Year Interest Rate Swap, 12/02/24	Put	Morgan Stanley & Co. International	11/27/19	3.09%	3 Month LIBOR(Q)	3.09%(S)		830	3,448
5- Year Interest Rate Swap, 10/20/25	Put	Goldman Sachs International	10/16/20	3.25%	3 Month LIBOR(Q)	3.25%(S)		735	5,573
5- Year Interest Rate Swap, 12/01/25	Put	Deutsche Bank AG	11/27/20	3.10%	3 Month LIBOR(Q)	3.10%(S)		730	7,463
10- Year Interest Rate Swap, 09/02/31	Put	Goldman Sachs International	08/31/21	3.04%	3 Month LIBOR(Q)	3.04%(S)		98	3,078
10- Year Interest Rate Swap, 07/01/32	Put	Deutsche Bank AG	06/29/22	1.10%	3 Month JPY LIBOR(Q)	1.10%(S)	JPY	145,275	7,693
10- Year Interest Rate Swap, 04/29/48	Put	JPMorgan Chase Bank	04/27/38	2.99%	3 Month LIBOR(Q)	2.99%(S)		40	1,935
10- Year Interest Rate Swap, 12/08/48	Put	Barclays Bank PLC	12/06/38	3.09%	3 Month LIBOR(Q)	3.09%(S)		115	5,182
20- Year Interest Rate Swap, 04/20/41	Put	JPMorgan Chase Bank	04/16/21	0.78%	6 Month JPY LIBOR(S)	0.78%(S)	JPY	4,700	985
30- Year Interest Rate Swap, 06/09/51	Put	Barclays Bank PLC	06/07/21	3.80%	3 Month LIBOR(Q)	3.80%(S)		160	3,703
30- Year Interest Rate Swap, 04/28/53	Put	Goldman Sachs International	04/26/23	3.11%	3 Month LIBOR(Q)	3.11%(S)		25	2,065

Total OTC Swaptions (cost $192,635)									$225,713

Total Options Purchased (cost $198,913)									$234,751

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Eurodollar 2 Year Midcurve	Call	03/15/19	$97.25	4	10	$(875)
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$122.00	1	1	(766)
90 Day Euro Dollar Futures	Call	06/17/19	$97.88	14	35	(438)
90 Day Euro Dollar Futures	Call	03/16/20	$97.88	14	35	(4,550)

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$120.00	2	2	$(313)

Total Exchange Traded (premiums received $5,150)						$(6,942)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
5- Year 30 CMS CAP (premiums received $135)	Call	Goldman Sachs International	02/28/19	0.31%	—	1,500	$(423)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
1- Year Interest Rate Swap, 01/14/21	Call	Morgan Stanley & Co. International	01/10/20	2.45%	3 Month LIBOR(Q)	2.45	%(S)	4,275	$(9,712)
1- Year Interest Rate Swap, 01/23/21	Call	Morgan Stanley & Co. International	01/21/20	2.45%	3 Month LIBOR(Q)	2.45	%(S)	4,275	(10,086)
1- Year Interest Rate Swap, 02/03/21	Call	Morgan Stanley & Co. International	01/30/20	2.45%	3 Month LIBOR(Q)	2.45	%(S)	2,085	(5,031)
1- Year Interest Rate Swap, 04/20/21	Call	Barclays Bank PLC	04/16/20	2.45%	3 Month LIBOR(Q)	2.45	%(S)	3,400	(10,053)
1- Year Interest Rate Swap, 06/10/21	Call	Goldman Sachs International	06/08/20	3.05%	3 Month LIBOR(Q)	3.05	%(S)	1,400	(9,336)
2- Year Interest Rate Swap, 11/12/21	Call	Deutsche Bank AG	11/07/19	3.30%	3 Month LIBOR(Q)	3.30	%(S)	500	(7,767)
2- Year Interest Rate Swap, 12/10/21	Call	Barclays Bank PLC	12/06/19	2.89%	3 Month LIBOR(Q)	2.89	%(S)	1,020	(9,789)
2- Year Interest Rate Swap, 12/11/21	Call	Citibank, N.A.	12/09/19	2.92%	3 Month LIBOR(Q)	2.92	%(S)	1,000	(10,125)
2- Year Interest Rate Swap, 02/26/22	Call	Deutsche Bank AG	02/24/20	2.40%	3 Month LIBOR(Q)	2.40	%(S)	7,100	(39,121)
2- Year Interest Rate Swap, 04/16/22	Call	Deutsche Bank AG	04/14/20	2.88%	3 Month LIBOR(Q)	2.88	%(S)	740	(8,143)
2- Year Interest Rate Swap, 04/21/22	Call	Bank of America, N.A.	04/17/20	2.94%	3 Month LIBOR(Q)	2.94	%(S)	730	(8,660)
2- Year Interest Rate Swap, 06/02/22	Call	Deutsche Bank AG	05/29/20	2.90%	3 Month LIBOR(Q)	2.90	%(S)	390	(4,539)
2- Year Interest Rate Swap, 11/02/22	Call	Citibank, N.A.	10/29/20	3.16%	3 Month LIBOR(Q)	3.16	%(S)	740	(11,828)

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 11/12/22	Call	Morgan Stanley & Co. International	11/09/20	3.27%	3 Month LIBOR(Q)	3.27%(S)	375	$(6,616)
2- Year Interest Rate Swap, 12/01/22	Call	Morgan Stanley & Co. International	11/27/20	3.07%	3 Month LIBOR(Q)	3.07%(S)	1,461	(21,720)
2- Year Interest Rate Swap, 12/01/22	Call	Citibank, N.A.	11/27/20	3.07%	3 Month LIBOR(Q)	3.07%(S)	719	(10,707)
2- Year Interest Rate Swap, 12/15/22	Call	Citibank, N.A.	12/11/20	2.78%	3 Month LIBOR(Q)	2.78%(S)	780	(9,034)
1- Year Interest Rate Swap, 06/10/21	Put	Goldman Sachs International	06/08/20	3.05%	3.05%(S)	3 Month LIBOR(Q)	1,400	(1,715)
2- Year Interest Rate Swap, 09/10/21	Put	Goldman Sachs International	09/06/19	3.30%	3.30%(S)	3 Month LIBOR(Q)	520	(220)
2- Year Interest Rate Swap, 11/12/21	Put	Deutsche Bank AG	11/07/19	3.30%	3.30%(S)	3 Month LIBOR(Q)	500	(329)
2- Year Interest Rate Swap, 12/10/21	Put	Barclays Bank PLC	12/06/19	2.89%	2.89%(S)	3 Month LIBOR(Q)	1,020	(2,393)
2- Year Interest Rate Swap, 12/11/21	Put	Citibank, N.A.	12/09/19	2.92%	2.92%(S)	3 Month LIBOR(Q)	1,000	(2,178)
2- Year Interest Rate Swap, 02/26/22	Put	Deutsche Bank AG	02/24/20	3.40%	3.40%(S)	3 Month LIBOR(Q)	7,100	(6,242)
2- Year Interest Rate Swap, 04/16/22	Put	Deutsche Bank AG	04/14/20	2.88%	2.88%(S)	3 Month LIBOR(Q)	740	(2,420)
2- Year Interest Rate Swap, 04/21/22	Put	Bank of America, N.A.	04/17/20	2.94%	2.94%(S)	3 Month LIBOR(Q)	730	(2,107)
2- Year Interest Rate Swap, 05/07/22	Put	Goldman Sachs International	05/05/20	3.15%	3.15%(S)	3 Month LIBOR(Q)	400	(810)
2- Year Interest Rate Swap, 06/02/22	Put	Deutsche Bank AG	05/29/20	2.90%	2.90%(S)	3 Month LIBOR(Q)	390	(1,352)
2- Year Interest Rate Swap, 06/02/22	Put	Goldman Sachs International	05/29/20	3.35%	3.35%(S)	3 Month LIBOR(Q)	550	(805)
2- Year Interest Rate Swap, 06/10/22	Put	Goldman Sachs International	06/08/20	3.45%	3.45%(S)	3 Month LIBOR(Q)	550	(685)
2- Year Interest Rate Swap, 06/17/22	Put	Goldman Sachs International	06/15/20	3.50%	3.50%(S)	3 Month LIBOR(Q)	350	(406)
2- Year Interest Rate Swap, 08/26/22	Put	Barclays Bank PLC	08/24/20	3.50%	3.50%(S)	3 Month LIBOR(Q)	700	(1,067)
2- Year Interest Rate Swap, 11/02/22	Put	Citibank, N.A.	10/29/20	3.16%	3.16%(S)	3 Month LIBOR(Q)	740	(2,412)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
2-Year Interest Rate Swap, 11/12/22	Put	Morgan Stanley & Co. International	11/09/20	3.27%	3.27%(S)	3 Month LIBOR(Q)		375	$(1,062)
2-Year Interest Rate Swap, 12/01/22	Put	Morgan Stanley & Co. International	11/27/20	3.07%	3.07%(S)	3 Month LIBOR(Q)		1,461	(5,832)
2-Year Interest Rate Swap, 12/01/22	Put	Citibank, N.A.	11/27/20	3.07%	3.07%(S)	3 Month LIBOR(Q)		719	(2,868)
2-Year Interest Rate Swap, 12/15/22	Put	Citibank, N.A.	12/11/20	2.78%	2.78%(S)	3 Month LIBOR(Q)		780	(4,677)
2-Year Interest Rate Swap, 12/16/22	Put	JPMorgan Chase Bank	12/14/20	0.60%	0.60%(S)	3 Month LIBOR(Q)	EUR	760	(2,157)
2-Year Interest Rate Swap, 12/23/22	Put	Barclays Bank PLC	12/21/20	0.55%	0.55%(S)	3 Month LIBOR(Q)	EUR	360	(1,158)
2-Year Interest Rate Swap, 12/31/22	Put	Citibank, N.A.	12/29/20	3.25%	3.25%(S)	3 Month LIBOR(Q)		630	(2,061)
5-Year Interest Rate Swap, 06/27/24	Put	Barclays Bank PLC	06/25/19	0.60%	0.60%(A)	6 Month EURIBOR(S)	EUR	180	(236)
10-Year Interest Rate Swap, 02/25/29	Put	Deutsche Bank AG	02/21/19	1.65%	1.65%(A)	6 Month EURIBOR(S)	EUR	830	(1)
10-Year Interest Rate Swap, 04/18/29	Put	Deutsche Bank AG	04/16/19	2.90%	2.90%(S)	3 Month LIBOR(Q)		380	(2,331)
10-Year Interest Rate Swap, 06/09/31	Put	Barclays Bank PLC	06/07/21	3.87%	3.87%(S)	3 Month LIBOR(Q)		340	(3,609)

Total OTC Swaptions (premiums received $236,580)									$(243,400)

Total Options Written (premiums received $241,865)									$(250,765)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
26	2 Year U.S. Treasury Notes	Mar. 2019	$5,520,125	$31,889
153	5 Year U.S. Treasury Notes	Mar. 2019	17,547,188	254,257
668	10 Year U.S. Treasury Notes	Mar. 2019	81,506,437	1,700,865
106	20 Year U.S. Treasury Bonds	Mar. 2019	15,476,000	706,750
268	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	43,055,876	2,221,151
12	Euro Schatz Index	Mar. 2019	1,539,064	1,203
1	Euro STOXX 50 Index	Mar. 2019	34,075	(1,168)
1	Euro STOXX 600 Bank Index	Mar. 2019	7,476	(241)
139	Mini MSCI EAFE Index	Mar. 2019	11,926,200	(371,072)
998	Mini MSCI Emerging Markets Index	Mar. 2019	48,243,320	(1,057,880)
1	Russell 2000 E-Mini Index	Mar. 2019	67,450	(5,535)
1,043	S&P 500 E-Mini Index	Mar. 2019	130,646,179	(5,194,878)
8	S&P/TSX 60 Index	Mar. 2019	1,004,747	(31,852)

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
214	TOPIX Index	Mar. 2019	$29,160,075	$(1,798,611)

				(3,545,122)

Short Positions:
318	2 Year U.S. Treasury Notes	Mar. 2019	67,515,375	(223,594)
1	5 Year Euro-Bobl	Mar. 2019	151,835	(447)
12	5 Year U.S. Treasury Notes	Mar. 2019	1,376,250	(8,682)
11	10 Year Euro-Bund	Mar. 2019	2,061,137	(11,812)
1	10 Year Japanese Bonds	Mar. 2019	1,391,177	(4,425)
7	10 Year U.K. Gilt	Mar. 2019	1,098,947	(6,590)
3	10 Year U.S. Treasury Notes	Mar. 2019	366,047	(5,203)
55	10 Year U.S. Ultra Treasury Notes	Mar. 2019	7,154,297	(222,825)
2	20 Year U.S. Treasury Bonds	Mar. 2019	292,000	(6,156)
2	30 Year Euro Buxl	Mar. 2019	413,891	(6,233)
2	Euro-BTP Italian Government Bond	Mar. 2019	292,900	(10,862)
5	Euro-OAT	Mar. 2019	863,896	459

				(506,370)

				$(4,051,492)

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/20/19	Citibank, N.A.	AUD	86,428	$62,576,925	$60,957,679	$—	$(1,619,246)
Expiring 03/20/19	JPMorgan Chase Bank	AUD	1,531	1,100,138	1,079,816	—	(20,322)
British Pound,
Expiring 03/20/19	Bank of America, N.A.	GBP	1,496	1,917,802	1,914,183	—	(3,619)
Canadian Dollar,
Expiring 03/20/19	HSBC Bank PLC	CAD	5,022	3,790,644	3,685,367	—	(105,277)
Expiring 03/20/19	JPMorgan Chase Bank	CAD	843	630,821	618,631	—	(12,190)
Euro,
Expiring 03/20/19	Goldman Sachs International	EUR	62,539	71,801,575	72,136,447	334,872	—
Expiring 03/20/19	JPMorgan Chase Bank	EUR	726	829,639	837,410	7,771	—
Expiring 03/20/19	NatWest Markets PLC	EUR	562	645,068	647,949	2,881	—
Japanese Yen,
Expiring 03/20/19	Bank of America, N.A.	JPY	75,307	674,712	691,529	16,817	—
Mexican Peso,
Expiring 01/31/19	Citibank, N.A.	MXN	2,477	120,000	125,379	5,379	—
Expiring 01/31/19	Deutsche Bank AG	MXN	2,487	120,000	125,921	5,921	—
New Zealand Dollar,
Expiring 03/20/19	Bank of America, N.A.	NZD	687	467,888	461,757	—	(6,131)
Norwegian Krone,
Expiring 03/20/19	Bank of America, N.A.	NOK	551	65,247	63,949	—	(1,298)
Swedish Krona,
Expiring 03/20/19	JPMorgan Chase Bank	SEK	6,003	667,968	681,659	13,691	—
Swiss Franc,
Expiring 03/20/19	Bank of America, N.A.	CHF	2,427	2,473,247	2,487,758	14,511	—

				$147,881,674	$146,515,434	401,843	(1,768,083)

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/20/19	HSBC Bank PLC	AUD	4,193	$3,036,240	$2,957,370	$78,870	$—
Expiring 03/20/19	JPMorgan Chase Bank	AUD	3,889	2,810,721	2,742,914	67,807	—
British Pound,
Expiring 02/05/19	JPMorgan Chase Bank	GBP	2,508	3,207,569	3,202,615	4,954	—
Expiring 02/05/19	Nomura International PLC	GBP	162	207,272	206,868	404	—
Expiring 03/20/19	Citibank, N.A.	GBP	290	367,167	371,065	—	(3,898)
Canadian Dollar,
Expiring 03/20/19	Citibank, N.A.	CAD	21,095	15,928,990	15,480,747	448,243	—
Expiring 03/20/19	Goldman Sachs International	CAD	67	50,000	49,031	969	—
Expiring 03/20/19	JPMorgan Chase Bank	CAD	616	464,278	452,048	12,230	—
Euro,
Expiring 02/05/19	UBS AG	EUR	18,425	21,005,421	21,176,622	—	(171,201)
Expiring 02/05/19	UBS AG	EUR	1,209	1,378,320	1,389,554	—	(11,234)
Expiring 03/20/19	Citibank, N.A.	EUR	80	91,562	92,276	—	(714)
Expiring 03/20/19	JPMorgan Chase Bank	EUR	3,522	4,050,363	4,062,477	—	(12,114)
Expiring 03/20/19	Morgan Stanley & Co. International	EUR	9,170	10,539,333	10,577,205	—	(37,872)
Japanese Yen,
Expiring 02/05/19	Bank of America, N.A.	JPY	13,362	118,120	122,264	—	(4,144)
Expiring 02/05/19	Deutsche Bank AG	JPY	37,649	334,191	344,494	—	(10,303)
Expiring 02/05/19	Deutsche Bank AG	JPY	37,649	333,533	344,495	—	(10,962)
Expiring 02/05/19	Nomura International PLC	JPY	37,649	332,256	344,494	—	(12,238)
Expiring 02/05/19	Nomura International PLC	JPY	290	2,593	2,654	—	(61)
Expiring 03/20/19	Barclays Bank PLC	JPY	1,802,472	16,127,735	16,551,736	—	(424,001)
Expiring 03/20/19	Goldman Sachs International	JPY	5,615	50,000	51,557	—	(1,557)
Expiring 03/20/19	JPMorgan Chase Bank	JPY	28,377	253,197	260,580	—	(7,383)
Expiring 03/20/19	National Australia Bank Ltd.	JPY	268,418	2,401,794	2,464,828	—	(63,034)
Mexican Peso,
Expiring 01/31/19	Citibank, N.A.	MXN	2,449	120,000	123,964	—	(3,964)
Expiring 01/31/19	Morgan Stanley & Co. International	MXN	2,465	120,000	124,800	—	(4,800)
New Zealand Dollar,
Expiring 02/05/19	National Australia Bank Ltd.	NZD	1,123	771,541	754,256	17,285	—
Expiring 03/20/19	JPMorgan Chase Bank	NZD	352	242,127	236,592	5,535	—
Norwegian Krone,
Expiring 03/20/19	JPMorgan Chase Bank	NOK	2,279	264,867	264,502	365	—
Singapore Dollar,
Expiring 03/20/19	JPMorgan Chase Bank	SGD	165	120,341	121,281	—	(940)
Expiring 03/20/19	JPMorgan Chase Bank	SGD	114	83,435	83,795	—	(360)
Swedish Krona,
Expiring 03/20/19	JPMorgan Chase Bank	SEK	1,214	135,715	137,853	—	(2,138)
Swiss Franc,
Expiring 03/20/19	JPMorgan Chase Bank	CHF	868	881,842	889,730	—	(7,888)

				$85,830,523	$85,984,667	636,662	(790,806)

						$1,038,505	$(2,558,889)

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
03/20/19	Buy	AUD	70	GBP	40	$—	$(1,776)	Citibank, N.A.
03/20/19	Buy	AUD	70	JPY	5,679	—	(2,780)	Citibank, N.A.
03/20/19	Buy	CAD	70	JPY	5,883	—	(2,652)	Goldman Sachs International
03/20/19	Buy	EUR	40	AUD	63	1,454	—	Citibank, N.A.
03/20/19	Buy	JPY	5,140	EUR	40	1,064	—	HSBC Bank PLC

						$2,518	$(7,208)

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Casino Guichard Perrachon SA	12/20/22	1.000%(Q)	EUR	50	5.963%	$(9,595)	$(2,125)	$(7,470)	JPMorgan Chase Bank
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	47	6.102%	(10,174)	(6,168)	(4,006)	Barclays Bank PLC
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	28	6.102%	(5,983)	(4,040)	(1,943)	Citibank, N.A.
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	20	6.102%	(4,324)	(2,057)	(2,267)	JPMorgan Chase Bank
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	13	6.102%	(2,800)	(1,652)	(1,148)	Barclays Bank PLC
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	12	6.102%	(2,667)	(1,946)	(721)	Bank of America, N.A.
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	12	6.102%	(2,615)	(1,733)	(882)	JPMorgan Chase Bank
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	12	6.102%	(2,612)	(1,732)	(880)	Citibank, N.A.
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	10	6.102%	(2,162)	(1,051)	(1,111)	Goldman Sachs International
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	7	6.102%	(1,569)	(974)	(595)	JPMorgan Chase Bank
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	5	6.102%	(1,046)	(649)	(397)	JPMorgan Chase Bank
Casino Guichard Perrachon SA	12/20/23	1.000%(Q)	EUR	90	6.213%	(21,521)	(14,777)	(6,744)	Goldman Sachs International
CenturyLink, Inc.	12/20/23	1.000%(Q)		152	4.837%	(24,054)	(12,223)	(11,831)	Barclays Bank PLC
CenturyLink, Inc.	06/20/25	1.000%(Q)		150	5.480%	(32,747)	(27,996)	(4,751)	Barclays Bank PLC
Chesapeake Energy Corp.	12/20/23	5.000%(Q)		146	8.831%	(19,686)	1,363	(21,049)	Barclays Bank PLC
Chesapeake Energy Corp.	12/20/23	5.000%(Q)		97	8.831%	(13,947)	164	(14,111)	Barclays Bank PLC
Garfunkelux Holdco. 2 SA	12/20/23	5.000%(Q)	EUR	24	12.494%	(6,648)	472	(7,120)	Credit Suisse International
Garfunkelux Holdco. 2 SA	12/20/23	5.000%(Q)	EUR	13	12.494%	(3,500)	(105)	(3,395)	JPMorgan Chase Bank
Garfunkelux Holdco. 2 SA	12/20/23	5.000%(Q)	EUR	6	12.494%	(1,524)	108	(1,632)	Credit Suisse International
Intrium Justitia AB	06/20/23	5.000%(Q)	EUR	50	4.575%	1,079	5,496	(4,417)	Credit Suisse International
Intrium Justitia AB	06/20/23	5.000%(Q)	EUR	23	4.575%	500	2,835	(2,335)	Morgan Stanley & Co. International
Intrium Justitia AB	06/20/23	5.000%(Q)	EUR	21	4.575%	446	1,030	(584)	Citibank, N.A.
Intrium Justitia AB	06/20/23	5.000%(Q)	EUR	20	4.575%	432	2,416	(1,984)	Credit Suisse International
Intrium Justitia AB	06/20/23	5.000%(Q)	EUR	9	4.575%	202	460	(258)	Citibank, N.A.
Intrium Justitia AB	06/20/23	5.000%(Q)	EUR	7	4.575%	148	840	(692)	Credit Suisse International
Telecom Italia SpA	12/20/22	5.000%(Q)	EUR	30	2.578%	(1,994)	6,265	(8,259)	Citibank, N.A.
Telecom Italia SpA	12/20/23	1.000%(Q)	EUR	52	2.998%	(5,395)	(5,133)	(262)	Barclays Bank PLC
Telecom Italia SpA	12/20/23	1.000%(Q)	EUR	48	2.998%	(5,072)	(5,099)	27	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Tesco PLC	12/20/23	1.000	%(Q)	EUR	60	1.642%	$(2,104)	$(906)	$(1,198)	Citibank, N.A.
Thomas Cook Group PLC	06/20/23	5.000	%(Q)	EUR	60	11.793%	(14,277)	7,864	(22,141)	Goldman Sachs International
Thomas Cook Group PLC	06/20/23	5.000	%(Q)	EUR	32	11.793%	(7,725)	4,273	(11,998)	Goldman Sachs International
Thomas Cook Group PLC	06/20/23	5.000	%(Q)	EUR	18	11.793%	(4,172)	2,370	(6,542)	Citibank, N.A.
Vue International Bidco PLC	12/20/23	5.000	%(Q)	EUR	32	4.213%	1,375	3,268	(1,893)	Citibank, N.A.
Vue International Bidco PLC	12/20/23	5.000	%(Q)	EUR	14	4.213%	553	1,420	(867)	Citibank, N.A.

							$(205,178)	$(49,722)	$(155,456)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	65,330	0.877%	$1,017,090	$384,424	$(632,666)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	395	04/15/23	1.380%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(4,947)	$(4,947)
EUR	400	07/15/23	1.545%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	(7,792)	(7,792)

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR	65	05/15/47	1.832%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$1,534	$1,534
EUR	60	01/15/48	1.991%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	4,611	4,611
EUR	60	01/15/48	1.974%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	4,180	4,180
EUR	60	06/15/48	1.983%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	4,122	4,122
EUR	120	12/15/48	1.900%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	4,655	4,655
GBP	670	05/15/23	3.256%(T)	U.K. Retail Price Index(1)(T)	—	11,789	11,789
GBP	1,980	08/15/23	3.355%(T)	U.K. Retail Price Index(2)(T)	—	(24,762)	(24,762)
GBP	695	08/15/23	3.357%(T)	U.K. Retail Price Index(1)(T)	—	8,595	8,595
GBP	690	08/15/23	3.350%(T)	U.K. Retail Price Index(1)(T)	—	8,869	8,869
GBP	570	09/15/23	3.475%(T)	U.K. Retail Price Index(1)(T)	—	1,447	1,447
GBP	330	10/15/23	3.446%(T)	U.K. Retail Price Index(2)(T)	—	7	7
GBP	290	10/15/23	3.450%(T)	U.K. Retail Price Index(1)(T)	—	(82)	(82)
GBP	340	12/15/23	3.575%(T)	U.K. Retail Price Index(1)(T)	—	(1,255)	(1,255)
GBP	465	11/15/27	3.455%(T)	U.K. Retail Price Index(1)(T)	—	4,849	4,849
GBP	515	01/15/28	3.405%(T)	U.K. Retail Price Index(2)(T)	—	(10,145)	(10,145)
GBP	90	06/15/28	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(3,199)	(3,199)
GBP	625	08/15/28	3.400%(T)	U.K. Retail Price Index(2)(T)	(172)	(15,943)	(15,771)
GBP	315	08/15/28	3.385%(T)	U.K. Retail Price Index(2)(T)	—	(8,763)	(8,763)
GBP	570	09/15/28	3.500%(T)	U.K. Retail Price Index(2)(T)	—	(3,864)	(3,864)
GBP	290	10/15/28	3.505%(T)	U.K. Retail Price Index(2)(T)	—	174	174
GBP	465	11/15/32	3.548%(T)	U.K. Retail Price Index(2)(T)	—	(941)	(941)
GBP	280	11/15/42	3.600%(T)	U.K. Retail Price Index(2)(T)	—	8,043	8,043
GBP	280	11/15/47	3.550%(T)	U.K. Retail Price Index(1)(T)	—	(12,904)	(12,904)
GBP	60	03/15/48	3.410%(T)	U.K. Retail Price Index(1)(T)	—	3,089	3,089
GBP	70	08/15/48	3.440%(T)	U.K. Retail Price Index(2)(T)	—	(2,362)	(2,362)
GBP	10	08/15/48	3.433%(T)	U.K. Retail Price Index(1)(T)	—	390	390
GBP	125	09/15/48	3.467%(T)	U.K. Retail Price Index(1)(T)	682	1,505	823

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
2,460	09/18/20	2.230%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(41,434)	$(41,434)
1,265	10/12/20	2.314%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(22,452)	(22,452)
6,490	10/26/23	2.203%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	133,554	133,554
530	10/30/23	2.164%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	9,854	9,854
530	10/30/28	2.249%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(15,014)	(15,014)

				$510	$35,408	$34,898

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	760	12/11/20	(0.135)%(A)	6 Month EURIBOR(1)(S)	$—	$(647)	$(647)
EUR	490	12/11/20	(0.160)%(A)	6 Month EURIBOR(1)(S)	—	(172)	(172)
EUR	270	12/11/20	(0.165)%(A)	6 Month EURIBOR(1)(S)	—	(68)	(68)
EUR	280	12/17/22	0.420%(A)	6 Month EURIBOR(1)(S)	—	(924)	(924)
EUR	135	12/21/22	0.364%(A)	6 Month EURIBOR(2)(S)	—	204	204
EUR	655	02/15/28	0.827%(A)	6 Month EURIBOR(2)(S)	—	5,549	5,549
EUR	340	02/15/28	0.815%(A)	6 Month EURIBOR(2)(S)	—	2,550	2,550
EUR	170	02/15/28	0.799%(A)	6 Month EURIBOR(2)(S)	—	994	994
EUR	110	02/15/28	0.782%(A)	6 Month EURIBOR(2)(S)	—	431	431
EUR	60	02/15/28	0.761%(A)	6 Month EURIBOR(2)(S)	—	125	125
EUR	140	03/23/28	1.040%(A)	6 Month EURIBOR(1)(S)	—	(5,865)	(5,865)
EUR	30	08/28/28	0.878%(A)	6 Month EURIBOR(2)(S)	—	439	439
JPY	240,830	04/26/23	0.129%(S)	6 Month JPY LIBOR(2)(S)	—	11,345	11,345
JPY	29,665	11/08/27	0.273%(S)	6 Month JPY LIBOR(1)(S)	—	(3,493)	(3,493)
JPY	29,250	01/11/28	0.351%(S)	6 Month JPY LIBOR(1)(S)	—	(5,571)	(5,571)
JPY	58,625	04/27/28	0.320%(S)	6 Month JPY LIBOR(1)(S)	—	(8,669)	(8,669)

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
NZD	1,420	03/20/29	2.800%(S)	3 Month BBR(1)(Q)	$(351)	$(10,037)	$(9,686)
	1,350	10/12/20	3.072%(S)	3 Month LIBOR(2)(Q)	(73)	11,229	11,302
	1,020	12/31/20	2.856%(S)	3 Month LIBOR(1)(Q)	—	(3,751)	(3,751)
	860	12/31/20	2.770%(S)	3 Month LIBOR(1)(Q)	—	(1,901)	(1,901)
	150	11/22/21	3.070%(S)	3 Month LIBOR(2)(Q)	5	1,512	1,507
	160	12/03/21	3.025%(S)	3 Month LIBOR(2)(Q)	—	1,483	1,483
	160	12/03/21	3.019%(S)	3 Month LIBOR(2)(Q)	—	1,465	1,465
	390	12/06/21	2.979%(S)	3 Month LIBOR(2)(Q)	—	3,284	3,284
	145	12/09/21	2.899%(S)	3 Month LIBOR(2)(Q)	—	1,003	1,003
	685	12/10/21	2.835%(S)	3 Month LIBOR(2)(Q)	—	3,908	3,908
	320	12/10/21	2.925%(S)	3 Month LIBOR(2)(Q)	—	2,373	2,373
	160	12/10/21	2.891%(S)	3 Month LIBOR(2)(Q)	—	1,082	1,082
	160	12/12/21	2.816%(S)	3 Month LIBOR(2)(Q)	—	858	858
	120	12/12/21	2.823%(S)	3 Month LIBOR(2)(Q)	—	659	659
	52	12/12/21	2.782%(S)	3 Month LIBOR(2)(Q)	—	245	245
	160	12/17/21	2.847%(S)	3 Month LIBOR(2)(Q)	—	954	954
	160	12/19/21	2.806%(S)	3 Month LIBOR(2)(Q)	—	834	834
	160	12/30/21	2.642%(S)	3 Month LIBOR(2)(Q)	—	345	345
	160	12/30/21	2.588%(S)	3 Month LIBOR(2)(Q)	—	180	180
	80	12/31/21	2.597%(S)	3 Month LIBOR(2)(Q)	—	104	104
	80	12/31/21	2.594%(S)	3 Month LIBOR(2)(Q)	—	100	100
	140	01/03/22	2.559%(S)	3 Month LIBOR(2)(Q)	—	—	—
	80	01/03/22	2.527%(S)	3 Month LIBOR(2)(Q)	—	—	—
	1,080	10/06/22	3.124%(S)	3 Month LIBOR(1)(Q)	473	(12,877)	(13,350)
	100	12/17/22	2.834%(S)	3 Month LIBOR(2)(Q)	—	643	643
	695	12/22/22	2.654%(S)	3 Month LIBOR(2)(Q)	—	2,139	2,139
	695	12/22/22	2.633%(S)	3 Month LIBOR(2)(Q)	—	1,868	1,868
	330	12/22/22	2.734%(S)	3 Month LIBOR(2)(Q)	—	1,506	1,506
	250	12/22/22	2.639%(S)	3 Month LIBOR(2)(Q)	—	700	700
	970	05/31/23	2.675%(A)	1 Day USOIS(2)(A)	—	15,472	15,472

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
967	11/29/23	3.045%(S)	3 Month LIBOR(1)(Q)	$—	$(20,907)	$(20,907)
880	07/19/24	2.920%(S)	3 Month LIBOR(1)(Q)	—	(4,601)	(4,601)
100	12/03/24	3.020%(S)	3 Month LIBOR(1)(Q)	—	(2,022)	(2,022)
330	12/16/24	2.872%(S)	3 Month LIBOR(1)(Q)	—	(4,412)	(4,412)
215	12/19/24	2.902%(S)	3 Month LIBOR(1)(Q)	—	(864)	(864)
350	12/07/25	2.913%(S)	3 Month LIBOR(1)(Q)	—	(4,579)	(4,579)
200	12/21/25	2.715%(S)	3 Month LIBOR(1)(Q)	—	(813)	(813)
460	07/19/26	2.978%(S)	3 Month LIBOR(2)(Q)	—	1,228	1,228
111	12/17/26	3.048%(S)	3 Month LIBOR(2)(Q)	—	347	347
40	07/25/28	3.051%(S)	3 Month LIBOR(1)(Q)	—	(1,465)	(1,465)
134	08/15/28	3.121%(S)	3 Month LIBOR(1)(Q)	147	(4,460)	(4,607)
20	10/04/28	3.115%(S)	3 Month LIBOR(1)(Q)	—	(703)	(703)
220	10/09/28	3.270%(S)	3 Month LIBOR(1)(Q)	—	(10,756)	(10,756)
50	10/09/28	3.250%(S)	3 Month LIBOR(2)(Q)	—	2,355	2,355
40	10/09/28	3.278%(S)	3 Month LIBOR(1)(Q)	—	(1,983)	(1,983)
90	11/09/28	3.273%(S)	3 Month LIBOR(1)(Q)	—	(4,353)	(4,353)
540	11/29/28	3.143%(S)	3 Month LIBOR(2)(Q)	—	19,738	19,738
130	02/15/36	2.997%(S)	3 Month LIBOR(2)(Q)	—	2,549	2,549
590	05/15/44	3.230%(S)	3 Month LIBOR(1)(Q)	(3,065)	(38,674)	(35,609)
147	05/15/44	3.086%(S)	3 Month LIBOR(1)(Q)	—	(5,751)	(5,751)

				$(2,864)	$(58,518)	$(55,654)

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Bloomberg Commodity Index(Q)	3 Month Treasury Bill(Q)	JPMorgan Chase Bank	02/26/19	120,728	$(10,094,227)	$—	$(10,094,227)
MSCI US REIT Index(Q)	3 Month LIBOR plus 24bps(Q)	Deutsche Bank AG	01/10/19	230,768	(10,890,695)	—	(10,890,695)

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
MSCI US REIT Index(Q)	3 Month LIBOR plus 50bps(Q)	JPMorgan Chase Bank	01/10/19	11,840	$(558,781)	$—	$(558,781)

					$(21,543,703)	$—	$(21,543,703)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$40,644	$(90,366)	$27	$(21,699,186)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$151,697	$—
Citigroup Global Markets Inc.	16,000	—
Credit Suisse Securities (USA) LLC	1,373,000	—
Goldman Sachs & Co. LLC	14,220,130	144,838

Total	$15,760,827	$144,838

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$20,244,999	$—
Austria	—	1,097,136	—
Belgium	—	4,289,390	—
Bermuda	161,643	—	—
Brazil	1,828,654	—	—
Canada	25,445,466	—	—
China	2,762,993	14,695,120	—
Czech Republic	—	106,953	—
Denmark	—	5,078,964	—
Finland	—	2,878,669	—
France	—	22,959,771	—
Germany	—	24,240,697	—
Hong Kong	472,216	6,405,621	—
Hungary	—	678,449	—
India	—	4,972,013	—
Indonesia	—	1,195,457	—
Ireland	—	1,430,239	—
Israel	392,230	266,633	—
Italy	—	5,458,557	—
Japan	—	61,732,806	—
Jordan	—	10,833	—
Luxembourg	—	164,210	—
Macau	—	54,312	—
Malaysia	—	101,829	—
Malta	—	232,432	—
Mexico	2,930,150	—	—
Mongolia	118,189	—	—
Netherlands	101,126	14,112,182	—
New Zealand	—	44,530	—
Norway	—	3,682,802	—
Philippines	—	236,715	—
Poland	—	1,511,523	—
Portugal	—	1,712,254	—
Russia	92,955	1,034,533	—
Singapore	—	3,634,161	—
South Africa	—	2,804,989	—
South Korea	—	5,191,022	—
Spain	—	8,564,847	—
Sweden	—	5,566,865	—
Switzerland	—	20,687,924	—
Taiwan	—	6,449,793	—
Thailand	—	1,155,940	—
Turkey	—	476,499	—
United Kingdom	3,555,767	32,431,575	—
United States	427,342,249	1,675,539	502,942
Zambia	59,284	—	—
Preferred Stocks
Brazil	2,332,673	—	—
Germany	—	1,381,297	—
Russia	—	34,134	—
South Korea	—	105,739	—
United States	1,640,322	—	—
Rights
Spain	40,318	—	—
Asset-Backed Securities
Cayman Islands	—	13,806,650	—
Ireland	—	2,605,558	—
United States	—	101,788,905	—

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Bank Loans
United States	$—	$40,312,532	$8,354,886
Commercial Mortgage-Backed Securities
United States	—	25,680,096	—
Convertible Bonds
United States	—	213,010	—
Corporate Bonds
Australia	—	1,088,205	—
Austria	—	233,447	—
Belgium	—	1,265,540	—
Brazil	—	2,281,228	—
Canada	—	13,504,991	—
China	—	5,460,767	—
Czech Republic	—	111,188	—
Denmark	—	228,219	—
Finland	—	729,465	—
France	—	3,880,732	—
Germany	—	1,726,711	—
Ghana	—	370,999	—
Greece	—	117,999	—
Hong Kong	—	67,563	—
Ireland	—	5,612,509	—
Italy	—	2,993,157	—
Jamaica	—	1,189,188	—
Japan	—	5,040,479	—
Luxembourg	—	5,778,324	—
Macau	—	348,000	—
Mexico	—	1,569,440	—
Netherlands	—	6,235,219	—
Norway	—	1,026,651	—
Portugal	—	233,160	—
Singapore	—	167,770	—
Spain	—	3,153,763	—
Sweden	—	3,214,578	—
Switzerland	—	3,646,176	—
United Kingdom	—	24,100,197	—
United States	—	386,847,048	—
Municipal Bonds
California	—	1,034,809	—
Georgia	—	100,438	—
Illinois	—	349,435	—
New Jersey	—	281,800	—
New York	—	432,415	—
Ohio	—	146,549	—
Oregon	—	248,620	—
Texas	—	259,418	—
Residential Mortgage-Backed Securities
United States	—	31,286,305	—
Sovereign Bonds
France	—	807,316	—
Indonesia	—	587,726	—
Italy	—	588,307	—
Japan	—	1,117,984	—
Mexico	—	1,876,276	—
New Zealand	—	719,245	—
Peru	—	525,543	—
United Kingdom	—	106,116	—
Uruguay	—	294,450	—
U.S. Government Agency Obligations	—	186,279,931	—
U.S. Treasury Obligations	—	43,575,910	—
Affiliated Mutual Funds	510,642,475	—	—
Options Purchased	6,701	228,050	—

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Options Written	$(6,942)	$(243,823)	$—
Other Financial Instruments*
Unfunded Loan Commitments	—	(803)	—
Forward Commitment Contracts	—	(10,218,287)	—
Futures Contracts	(4,051,492)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,520,384)	—
OTC Cross Currency Exchange Contracts	—	(4,690)	—
Centrally Cleared Credit Default Swap Agreements	—	(632,666)	—
OTC Credit Default Swap Agreements	—	(205,178)	—
Centrally Cleared Inflation Swap Agreements	—	34,898	—
Centrally Cleared Interest Rate Swap Agreements	—	(55,654)	—
OTC Total Return Swap Agreements	—	(21,543,703)	—

Total	$975,866,977	$1,193,875,770	$8,857,828

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (2.6% represents investments purchased with collateral from securities on loan)	23.9%
U.S. Government Agency Obligations	8.7
Banks	6.3
Automobiles	3.5
Pharmaceuticals	3.2
Insurance	2.5
Oil, Gas & Consumable Fuels	2.2
Media	2.2
Chemicals	2.1
Software	2.1
U.S. Treasury Obligations	2.0
Oil & Gas	1.7
Diversified Financial Services	1.7
Telecommunications	1.6
Consumer Loans	1.5
Residential Mortgage-Backed Securities	1.5
Real Estate Investment Trusts (REITs)	1.2
Commercial Mortgage-Backed Securities	1.2
Technology Hardware, Storage & Peripherals	1.2
Health Care Providers & Services	1.2
IT Services	1.1
Interactive Media & Services	1.1
Aerospace & Defense	1.1
Biotechnology	1.1
Hotels, Restaurants & Leisure	1.0
Healthcare-Services	0.9
Specialty Retail	0.9
Commercial Services	0.9
Electric	0.8
Beverages	0.8
Capital Markets	0.8
Healthcare-Products	0.8
Internet & Direct Marketing Retail	0.8
Semiconductors & Semiconductor Equipment	0.8
Food Products	0.7
Pipelines	0.7

Collateralized Loan Obligations	0.7%
Equity Real Estate Investment Trusts (REITs)	0.6
Metals & Mining	0.6
Auto Manufacturers	0.6
Diversified Telecommunication Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Machinery	0.5
Household Products	0.5
Semiconductors	0.5
Personal Products	0.5
Retail	0.5
Multi-Utilities	0.5
Entertainment	0.5
Health Care Equipment & Supplies	0.4
Electric Utilities	0.4
Internet	0.4
Professional Services	0.4
Tobacco	0.4
Food & Staples Retailing	0.4
Industrial Conglomerates	0.3
Foods	0.3
Sovereign Bonds	0.3
Packaging & Containers	0.3
Agriculture	0.3
Computers	0.3
Road & Rail	0.3
Mining	0.3
Electronic Equipment, Instruments & Components	0.2
Energy Equipment & Services	0.2
Electronics	0.2
Consumer Finance	0.2
Wireless Telecommunication Services	0.2
Real Estate Management & Development	0.2
Communications Equipment	0.2
Airlines	0.2
Containers & Packaging	0.2
Trading Companies & Distributors	0.2
Iron/Steel	0.2
Life Sciences Tools & Services	0.2
Construction & Engineering	0.2
Household Durables	0.2
Credit Cards	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (cont.)
Commercial Services & Supplies	0.2%
Engineering & Construction	0.1
Distribution/Wholesale	0.1
Municipal Bonds	0.1
Auto Components	0.1
Air Freight & Logistics	0.1
Oil & Gas Services	0.1
Home Builders	0.1
Building Products	0.1
Lodging	0.1
Leisure Time	0.1
Machinery-Diversified	0.1
Multiline Retail	0.1
Construction Materials	0.1
Gas	0.1
Electrical Equipment	0.1
Student Loans	0.1
Environmental Control	0.1
Technology Services	0.1
Advertising	0.1
Real Estate	0.1
Gas Utilities	0.1
Metal Fabricate/Hardware	0.1
Miscellaneous Manufacturing	0.1
Building Materials	0.1
Storage/Warehousing	0.1
Transportation Infrastructure	0.1
Trucking & Leasing	0.1
Machinery-Construction & Mining	0.1
Water Utilities	0.1
Transportation	0.0	*
Office/Business Equipment	0.0	*

Coal	0.0	%*
Paper & Forest Products	0.0	*
Food Service	0.0	*
Technology	0.0	*
Energy-Alternate Sources	0.0	*
Health Care Technology	0.0	*
Auto Parts & Equipment	0.0	*
Leisure Products	0.0	*
Toys/Games/Hobbies	0.0	*
Thrifts & Mortgage Finance	0.0	*
Forest Products & Paper	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Distributors	0.0	*
Diversified Consumer Services	0.0	*
Electrical Components & Equipment	0.0	*
Private Equity	0.0	*
Investment Companies	0.0	*
Options Purchased	0.0	*
Apparel	0.0	*
Home Furnishings	0.0	*
Marine	0.0	*
Internet Software & Services	0.0	*

	103.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	—	$—	Unrealized depreciation on OTC swap agreements	$10,094,227
Credit contracts	—	—	Due from/to broker — variation margin swaps	632,666	*
Credit contracts	Premiums paid for OTC swap agreements	40,644	Premiums received for OTC swap agreements	90,366
Credit contracts	Unrealized appreciation on OTC swap agreements	27	Unrealized depreciation on OTC swap agreements	155,483
Equity contracts	—	—	Due from/to broker — variation margin futures	8,460,996	*
Equity contracts	Unaffiliated investments	40,318	—	—
Equity contracts	—	—	Unrealized depreciation on OTC swap agreements	11,449,476
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	2,518	Unrealized depreciation on OTC cross currency exchange contracts	7,208
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,038,505	Unrealized depreciation on OTC forward foreign currency exchange contracts	2,558,889

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$4,916,574	*	Due from/to broker — variation margin futures	$507,070	*
Interest rate contracts	Due from/to broker — variation margin swaps	312,453	*	Due from/to broker — variation margin swaps	333,209	*
Interest rate contracts	Unaffiliated investments	234,751		Options written outstanding, at value	250,765

Total		$6,585,790			$34,540,355

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$(2,435,894)
Credit contracts	—	—	—	—	—	114,684
Equity contracts	38,610	—	—	(4,446,799)	—	(5,815,087)
Foreign exchange contracts	—	4,528	5,385	—	1,936,374	—
Interest rate contracts	—	14,420	(49,819)	14,358,350	—	311,398

Total	$38,610	$18,948	$(44,434)	$9,911,551	$1,936,374	$(7,824,899)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$(13,670,903)
Credit contracts	—	—	—	—	—	(894,447)
Equity contracts	(902)	—	—	(12,464,583)	—	(10,420,267)
Foreign exchange contracts	—	—	—	—	(1,354,427)	—
Interest rate contracts	—	77,202	(16,195)	4,890,562	—	(26,729)

Total	$(902)	$77,202	$(16,195)	$(7,574,021)	$(1,354,427)	$(25,012,346)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(4)	Futures Contracts- Short Positions(4)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)
$130,264	$30,042,565	$352,070,485	$241,280,789	$98,199,089	$87,567,436	$291,524

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$10,270,000	$42,696,282	$26,290,741	$33,459,099	$370,018,204

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$54,489,550	$(54,489,550)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$46,063	$(28,626)	$17,437	$—	$17,437
Barclays Bank PLC	30,573	(562,636)	(532,063)	110,000	(422,063)
Citibank, N.A.	485,410	(1,717,370)	(1,231,960)	50,000	(1,181,960)
Credit Suisse International	9,332	(15,845)	(6,513)	6,513	—
Deutsche Bank AG	58,197	(10,984,205)	(10,926,008)	—	(10,926,008)
Goldman Sachs International	395,253	(76,431)	318,822	—	318,822
HSBC Bank PLC	79,934	(105,277)	(25,343)	—	(25,343)
JPMorgan Chase Bank	119,368	(10,746,248)	(10,626,880)	7,580,000	(3,046,880)
Morgan Stanley & Co. International	65,044	(105,066)	(40,022)	—	(40,022)
National Australia Bank Ltd.	17,285	(63,034)	(45,749)	—	(45,749)
Natwest Markets PLC	2,881	—	2,881	—	2,881
Nomura International PLC	404	(12,299)	(11,895)	—	(11,895)
UBS AG	—	(182,435)	(182,435)	—	(182,435)

	$1,309,744	$(24,599,472)	$(23,289,728)	$7,746,513	$(15,543,215)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $54,489,550:
Unaffiliated investments (cost $1,796,001,215)	$1,706,406,824
Affiliated investments (cost $510,649,740)	510,642,475
Cash	107,419
Foreign currency, at value (cost $5,393,819)	5,371,345
Deposit with broker for centrally cleared/exchange-traded derivatives	15,760,827
Receivable for investments sold	36,449,428
Dividends and interest receivable	9,004,119
Cash segregated for Counterparty—OTC	7,750,000
Receivable for Portfolio shares sold	6,766,168
Tax reclaim receivable	1,200,084
Due from broker—variation margin futures	1,044,703
Unrealized appreciation on OTC forward foreign currency contracts	1,038,505
Receivable from affiliate	63,520
Premiums paid for OTC swap agreements	40,644
Due from broker—variation margin swaps	23,630
Unrealized appreciation on OTC cross currency exchange contracts	2,518
Unrealized appreciation on OTC swap agreements	27
Prepaid expenses	18,582

Total Assets	2,301,690,818

LIABILITIES:
Payable for investments purchased	70,695,750
Payable to broker for collateral for securities on loan	55,814,771
Unrealized depreciation on OTC swap agreements	21,699,186
Forward commitment contracts, at value (proceeds receivable $10,123,205)	10,218,287
Unrealized depreciation on OTC forward foreign currency contracts	2,558,889
Management fees payable	892,265
Accrued expenses and other liabilities	593,651
Payable to affiliate	558,668
Options written outstanding, at value (premiums received $241,865)	250,765
Premiums received for OTC swap agreements	90,366
Distribution fee payable	86,707
Foreign capital gains tax liability accrued	18,662
Unrealized depreciation on OTC cross currency exchange contracts	7,208
Unfunded depreciation on unfunded loan commitment	803
Affiliated transfer agent fee payable	369

Total Liabilities	163,486,347

NET ASSETS	$2,138,204,471

Net assets were comprised of:
Partners Equity	$2,138,204,471

Net asset value and redemption price per share, $2,138,204,471 / 161,013,262 outstanding shares of beneficial interest	$13.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$42,025,474
Unaffiliated dividend income (net) (foreign withholding tax $1,373,923, of which $137,084 is reimbursable by an affiliate)	20,966,274
Affiliated dividend income	11,192,077
Income from securities lending, net (including affiliated income of $358,440)	484,511

74,668,336

EXPENSES
Management fees	19,791,457
Distribution fee	6,117,276
Custodian and accounting fees	1,095,526
Audit fee	75,710
Trustees’ fees	35,231
Shareholders’ reports	28,107
Legal fees and expenses	17,728
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Interest expense	73
Miscellaneous	178,663

Total expenses	27,346,758
Less: Fee waivers and/or expense reimbursement	(538,320)

Net expenses	26,808,438

NET INVESTMENT INCOME (LOSS)	47,859,898

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,249)) (net of foreign capital gains taxes $2,393)	29,396,128
Futures transactions	9,911,551
Options written transactions	(44,434)
Swap agreements transactions	(7,824,899)
Forward and cross currency contracts transactions	1,936,374
Foreign currency transactions	1,361,954

34,736,674

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,294)) (net of change in foreign capital gains taxes $16,499)	(176,783,497)
Futures	(7,574,021)
Options written	(16,195)
Swap agreements	(25,012,346)
Forward and cross currency contracts	(1,354,427)
Foreign currencies	(65,667)
Unfunded loan commitment	(803)

(210,806,956)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(176,070,282)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(128,210,384)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$47,859,898	$35,840,971
Net realized gain (loss) on investment and foreign currency transactions	34,736,674	168,685,646
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(210,806,956)	80,887,801

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(128,210,384)	285,414,418

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [4,929,845 and 4,454,995 shares, respectively]	68,200,663	58,896,727
Portfolio share repurchased [22,286,603 and 9,020,124 shares, respectively]	(303,774,217)	(119,403,181)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(235,573,554)	(60,506,454)

CAPITAL CONTRIBUTIONS	127,417	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(363,656,521)	224,907,964
NET ASSETS:
Beginning of year	2,501,860,992	2,276,953,028

End of year	$2,138,204,471	$2,501,860,992

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 94.8%
COMMON STOCKS — 57.3%	Shares	Value
Aerospace & Defense — 1.2%
Airbus SE (France)	13,134	$1,266,401
Astronics Corp.*	21,600	657,720
Astronics Corp. (Class B Stock)*	3,240	98,528
BAE Systems PLC (United Kingdom)	474,369	2,782,046
Boeing Co. (The)	28,006	9,031,935
Bombardier, Inc. (Canada) (Class B Stock)*	471,800	701,548
Elbit Systems Ltd. (Israel)	10,431	1,195,667
General Dynamics Corp.	2,770	435,472
HEICO Corp.(a)	20,875	1,617,395
Kratos Defense & Security Solutions, Inc.*(a)	86,400	1,217,376
Lockheed Martin Corp.	26,732	6,999,507
Mercury Systems, Inc.*	12,600	595,854
MTU Aero Engines AG (Germany)	18,326	3,339,995
Northrop Grumman Corp.	7,100	1,738,790
Raytheon Co.	11,700	1,794,195
Rolls-Royce Holdings PLC (United Kingdom)*	10,746,336	13,697
Rolls-Royce Holdings PLC (United Kingdom), (BCXE)*	233,616	2,476,247
Safran SA (France)	4,469	540,327
Senior PLC (United Kingdom)	128,600	311,342
Singapore Technologies Engineering Ltd. (Singapore)	679,400	1,738,224
Spirit AeroSystems Holdings, Inc. (Class A Stock)	17,600	1,268,784
Thales SA (France)	15,200	1,778,678
TransDigm Group, Inc.*	4,100	1,394,246
United Technologies Corp.	53,821	5,730,860

		48,724,834

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.*	62,090	1,416,273
C.H. Robinson Worldwide, Inc.(a)	8,792	739,319
Deutsche Post AG (Germany)	126,289	3,468,637
Royal Mail PLC (United Kingdom)	160,471	556,949
United Parcel Service, Inc. (Class B Stock)	13,500	1,316,655
XPO Logistics, Inc.*	16,100	918,344
Yamato Holdings Co. Ltd. (Japan)	55,400	1,521,064
ZTO Express Cayman, Inc. (China), ADR(a)	27,480	435,008

		10,372,249

Airlines — 0.2%
Azul SA (Brazil), ADR*	11,604	321,315
Delta Air Lines, Inc.	29,600	1,477,040
Deutsche Lufthansa AG (Germany)	65,491	1,487,976
Ryanair Holdings PLC (Ireland), ADR*	25,624	1,828,016
Spirit Airlines, Inc.*	25,100	1,453,792
United Continental Holdings, Inc.*	38,668	3,237,672

		9,805,811

Auto Components — 0.2%
Bridgestone Corp. (Japan)(a)	83,055	3,197,385
Continental AG (Germany)	1,904	265,203
Cooper-Standard Holdings, Inc.*	7,200	447,264
Gentex Corp.	76,700	1,550,107
HI-LEX Corp. (Japan)	6,700	132,861
Lear Corp.	15,089	1,853,835

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Motorcar Parts of America, Inc.*(a)	16,640	$276,890
NHK Spring Co. Ltd. (Japan)	29,500	258,344

		7,981,889

Automobiles — 0.7%
Daimler AG (Germany)	35,447	1,870,465
Ferrari NV (Italy)	16,629	1,660,041
Geely Automobile Holdings Ltd. (China)	570,000	1,003,982
Honda Motor Co. Ltd. (Japan)	282,800	7,427,695
Hyundai Motor Co. (South Korea)	2,527	267,593
Isuzu Motors Ltd. (Japan)	175,500	2,465,919
Peugeot SA (France)	61,857	1,322,613
Renault SA (France)	18,736	1,173,367
Subaru Corp. (Japan)	221,800	4,769,532
Suzuki Motor Corp. (Japan)	74,500	3,764,386
Yamaha Motor Co. Ltd. (Japan)	74,300	1,451,443

		27,177,036

Banks — 3.6%
Absa Group Ltd. (South Africa)	23,132	259,819
Banco do Brasil SA (Brazil)	18,100	217,111
Bank Leumi Le-Israel BM (Israel)	243,488	1,470,406
Bank of America Corp.	233,313	5,748,832
Bank of China Ltd. (China) (Class H Stock)	1,634,000	702,678
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	34,400	1,078,439
Bank OZK	71,000	1,620,930
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,571,600	656,728
Bankinter SA (Spain)	157,879	1,271,757
BankUnited, Inc.	102,500	3,068,850
Banque Cantonale Vaudoise (Switzerland)	623	470,716
Berkshire Hills Bancorp, Inc.	20,900	563,673
Blue Hills Bancorp, Inc.	46,100	983,774
BNK Financial Group, Inc. (South Korea)*	38,269	251,486
BNP Paribas SA (France)	13,283	601,839
BOC Hong Kong Holdings Ltd. (China)	1,649,000	6,109,421
Boston Private Financial Holdings, Inc.	108,960	1,151,707
Brookline Bancorp, Inc.	26,700	368,994
CaixaBank SA (Spain)	777,568	2,827,218
Camden National Corp.	46,250	1,663,613
Capitec Bank Holdings Ltd. (South Africa)	10,349	803,225
Chemical Financial Corp.	30,900	1,131,249
China Construction Bank Corp. (China) (Class H Stock)	2,305,000	1,902,938
China Merchants Bank Co. Ltd. (China) (Class H Stock)	107,500	394,495
Citigroup, Inc.	178,497	9,292,554
Commerzbank AG (Germany)*	278,535	1,859,570
Credicorp Ltd. (Peru)	3,190	707,127
Dah Sing Financial Holdings Ltd. (Hong Kong)	86,000	425,098
DBS Group Holdings Ltd. (Singapore)	282,500	4,903,876
E.Sun Financial Holding Co. Ltd. (Taiwan)	764,490	500,449
Equity Bancshares, Inc. (Class A Stock)*	35,800	1,261,950
Erste Group Bank AG (Austria)*	86,940	2,900,453
FinecoBank Banca Fineco SpA (Italy)	24,441	247,065
First Citizens BancShares, Inc. (Class A Stock)	2,770	1,044,429

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
First Foundation, Inc.*	80,300	$1,032,658
First Northwest Bancorp	44,600	661,418
First Republic Bank	16,080	1,397,352
FNB Corp.	157,076	1,545,628
Great Western Bancorp, Inc.	50,300	1,571,875
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	64,100	312,904
Hana Financial Group, Inc. (South Korea)	11,960	388,614
Hanmi Financial Corp.	26,040	512,988
IBERIABANK Corp.	21,300	1,369,164
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	2,002,000	1,428,850
Intesa Sanpaolo SpA (Italy)	2,524,798	5,636,937
JPMorgan Chase & Co.	30,892	3,015,677
Jyske Bank A/S (Denmark)	6,100	220,537
Kasikornbank PCL (Thailand)	116,400	662,069
KB Financial Group, Inc. (South Korea)*	26,269	1,095,276
KBC Group NV (Belgium)	94,137	6,134,616
Lloyds Banking Group PLC (United Kingdom)	3,512,647	2,319,365
M&T Bank Corp.	11,361	1,626,100
Midland States Bancorp, Inc.	41,100	918,174
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,197,700	5,868,036
OTP Bank Nyrt (Hungary)	21,556	870,259
Pinnacle Financial Partners, Inc.(a)	15,100	696,110
Popular, Inc. (Puerto Rico)	112,256	5,300,728
Qatar National Bank QPSC (Qatar)	7,771	415,521
Regions Financial Corp.	367,262	4,913,966
Royal Bank of Canada (Canada)	19,800	1,355,195
Sberbank of Russia PJSC (Russia)	331,846	896,691
Shinsei Bank Ltd. (Japan)	97,900	1,166,188
Sierra Bancorp	7,700	185,031
Societe Generale SA (France)	36,939	1,182,494
Standard Chartered PLC (United Kingdom)	1,022,251	7,949,509
Suruga Bank Ltd. (Japan)	49,300	181,135
Swedbank AB (Sweden) (Class A Stock)	170,582	3,819,262
Toronto-Dominion Bank (The) (Canada)	21,400	1,063,730
U.S. Bancorp	56,424	2,578,577
Unicaja Banco SA (Spain), 144A	1,050,579	1,388,119
Union Bankshares Corp.	19,300	544,839
United Community Banks, Inc.	46,800	1,004,328
United Overseas Bank Ltd. (Singapore)	355,977	6,412,988
Univest Corp. of Pennsylvania	30,800	664,356
Wells Fargo & Co.	132,315	6,097,075
Western Alliance Bancorp*	40,680	1,606,453
Westpac Banking Corp. (Australia)	192,827	3,399,582

		149,872,843

Beverages — 1.3%
Ambev SA (Brazil)	101,400	402,383
Anheuser-Busch InBev SA/NV (Belgium)	11,480	761,334
Asahi Group Holdings Ltd. (Japan)	81,800	3,174,787
Britvic PLC (United Kingdom)	23,365	238,441
C&C Group PLC (Ireland)	79,900	249,969
Coca-Cola Co. (The)	36,600	1,733,010
Coca-Cola European Partners PLC (United Kingdom)	105,312	4,828,554
Coca-Cola HBC AG (Switzerland)*	47,023	1,471,267

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Constellation Brands, Inc. (Class A Stock)	10,000	$1,608,200
Cott Corp.	31,600	440,021
Diageo PLC (United Kingdom)	315,561	11,249,825
Fomento Economico Mexicano SAB de CV (Mexico), UTS	31,700	272,580
Heineken NV (Netherlands)	17,308	1,533,130
Keurig Dr. Pepper, Inc.	216,871	5,560,572
Kirin Holdings Co. Ltd. (Japan)	168,700	3,522,450
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	4,600	395,689
Monster Beverage Corp.*	83,825	4,125,867
Olvi OYJ (Finland) (Class A Stock)	5,500	207,457
PepsiCo, Inc.	55,036	6,080,377
Treasury Wine Estates Ltd. (Australia)	399,745	4,164,405

		52,020,318

Biotechnology — 1.1%
Acceleron Pharma, Inc.*(a)	25,800	1,123,590
Aimmune Therapeutics, Inc.*(a)	12,600	301,392
Alexion Pharmaceuticals, Inc.*	21,893	2,131,502
Amgen, Inc.	72,975	14,206,043
Argenx SE (Netherlands), ADR*(a)	10,100	970,307
Array BioPharma, Inc.*	67,500	961,875
Ascendis Pharma A/S (Denmark), ADR*	7,400	463,610
Aurinia Pharmaceuticals, Inc. (Canada)*(a)	135,000	920,700
Blueprint Medicines Corp.*	21,400	1,153,674
CRISPR Therapeutics AG (Switzerland)*(a)	8,300	237,131
Global Blood Therapeutics, Inc.*(a)	31,500	1,293,075
GlycoMimetics, Inc.*(a)	37,400	354,178
Hugel, Inc. (South Korea)*	700	239,684
Immunomedics, Inc.*(a)	55,100	786,277
Loxo Oncology, Inc.*	27,971	3,917,899
Momenta Pharmaceuticals, Inc.*	39,900	440,496
Neurocrine Biosciences, Inc.*	36,155	2,581,829
PolarityTE, Inc.*(a)	23,900	322,411
PTC Therapeutics, Inc.*	14,700	504,504
Sarepta Therapeutics, Inc.*(a)	33,760	3,684,229
Spectrum Pharmaceuticals, Inc.*	45,000	393,750
Vertex Pharmaceuticals, Inc.*	41,637	6,899,667
Viking Therapeutics, Inc.*(a)	45,400	347,310

		44,235,133

Building Products — 0.5%
AGC, Inc. (Japan)	71,200	2,241,802
American Woodmark Corp.*	17,480	973,286
Armstrong World Industries, Inc.	22,500	1,309,725
Builders FirstSource, Inc.*	71,166	776,421
Byucksan Corp. (South Korea)*	46,137	101,185
Cie de Saint-Gobain (France)	193,401	6,462,056
Daikin Industries Ltd. (Japan)	19,700	2,091,392
Gibraltar Industries, Inc.*	48,100	1,711,879
Johnson Controls International PLC	43,500	1,289,775
Kyung Dong Navien Co. Ltd. (South Korea)*	5,560	206,840
Owens Corning	17,200	756,456
Sanwa Holdings Corp. (Japan)	22,300	253,235
Sekisui Jushi Corp. (Japan)	16,600	291,899

		18,465,951

SEE NOTES TO FINANCIAL STATEMENTS.

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SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Capital Markets — 1.3%
3i Group PLC (United Kingdom)	142,796	$1,409,762
Amundi SA (France), 144A	28,998	1,536,806
BlackRock, Inc.	3,600	1,414,152
BrightSphere Investment Group PLC	40,800	435,743
Charles Schwab Corp. (The)	18,000	747,540
CI Financial Corp. (Canada)	97,800	1,237,902
CME Group, Inc.	24,500	4,608,940
Cowen, Inc.*(a)	74,200	989,828
Credit Suisse Group AG (Switzerland)*	208,476	2,290,743
Deutsche Boerse AG (Germany)	26,590	3,207,559
E*TRADE Financial Corp.	89,618	3,932,438
GAM Holding AG (Switzerland)	20,601	81,296
GCA Corp. (Japan)	35,700	214,933
Interactive Brokers Group, Inc. (Class A Stock)	26,700	1,459,155
Lazard Ltd. (Class A Stock)	67,800	2,502,498
LPL Financial Holdings, Inc.	7,900	482,532
Macquarie Group Ltd. (Australia)	64,461	4,923,214
MarketAxess Holdings, Inc.	7,500	1,584,825
Morgan Stanley	150,592	5,970,973
Morningstar, Inc.	8,300	911,672
MSCI, Inc.	12,200	1,798,646
Nomura Holdings, Inc. (Japan)	301,900	1,150,917
Partners Group Holding AG (Switzerland)	4,179	2,536,227
SBI Holdings, Inc. (Japan)	63,700	1,244,797
St. James’s Place PLC (United Kingdom)	122,238	1,473,951
TD Ameritrade Holding Corp.	26,600	1,302,336
TP ICAP PLC (United Kingdom)	62,900	241,583
UBS Group AG (Switzerland)*	308,020	3,843,958
Value Partners Group Ltd. (Hong Kong)	422,000	293,068
Vontobel Holding AG (Switzerland)	6,695	344,030
WisdomTree Investments, Inc.	76,000	505,400

		54,677,424

Chemicals — 1.5%
Akzo Nobel NV (Netherlands)	17,528	1,414,703
Ashland Global Holdings, Inc.	18,310	1,299,278
BASF SE (Germany)	15,224	1,068,556
Celanese Corp.	12,800	1,151,616
CF Industries Holdings, Inc.	118,100	5,138,531
Chemours Co. (The)	56,100	1,583,142
Covestro AG (Germany), 144A	16,592	825,512
Croda International PLC (United Kingdom)	4,696	281,034
DowDuPont, Inc.	23,900	1,278,172
Elementis PLC (United Kingdom)	238,382	554,249
EMS-Chemie Holding AG (Switzerland)	2,347	1,119,356
Ferro Corp.*	55,470	869,770
Hexpol AB (Sweden)	30,900	245,082
Huntsman Corp.	53,500	1,032,015
Incitec Pivot Ltd. (Australia)	101,159	233,028
Indorama Ventures PCL (Thailand)	121,900	203,396
Innospec, Inc.	14,400	889,344
Israel Chemicals Ltd. (Israel)	534,563	3,027,920
JSR Corp. (Japan)	188,000	2,819,187
K+S AG (Germany)(a)	100,543	1,819,418
Kolon Industries, Inc. (South Korea)*	13,802	708,340
LG Chem Ltd. (South Korea)*	4,372	1,358,745
Linde PLC (United Kingdom)	9,100	1,419,963

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	112,348	$9,342,858
Methanex Corp. (Canada)	26,600	1,279,341
Mitsui Chemicals, Inc. (Japan)	99,900	2,252,909
Mosaic Co. (The)	101,648	2,969,138
Nihon Parkerizing Co. Ltd. (Japan)	32,900	379,536
Nissan Chemical Corp. (Japan)	34,000	1,775,154
Novozymes A/S (Denmark) (Class B Stock)	31,947	1,430,897
Nutrien Ltd. (Canada)	33,100	1,554,623
Olin Corp.	66,200	1,331,282
Platform Specialty Products Corp.*	95,500	986,515
Sasol Ltd. (South Africa)	5,627	166,177
Scotts Miracle-Gro Co. (The)(a)	13,300	817,418
Shin-Etsu Chemical Co. Ltd. (Japan)	19,600	1,516,321
Sika AG (Switzerland)	11,940	1,520,452
Sumitomo Chemical Co. Ltd. (Japan)	285,000	1,377,150
Tokyo Ohka Kogyo Co. Ltd. (Japan)	8,000	214,157
Umicore SA (Belgium)	60,266	2,413,028
Yara International ASA (Norway)	48,929	1,895,403

		63,562,716

Commercial Services & Supplies — 0.5%
ABM Industries, Inc.	60,500	1,942,655
ADT, Inc.(a)	168,000	1,009,680
Advanced Disposal Services, Inc.*	76,300	1,826,622
Aeon Delight Co. Ltd. (Japan)	10,600	354,467
Bilfinger SE (Germany)	5,809	170,167
Copart, Inc.*(a)	42,100	2,011,538
Deluxe Corp.	10,800	415,152
Edenred (France)	50,191	1,849,871
Healthcare Services Group, Inc.(a)	51,300	2,061,234
Heritage-Crystal Clean, Inc.*	18,600	427,986
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)*	3,109	92,535
Loomis AB (Sweden) (Class B Stock)	10,700	346,602
Multi-Color Corp.(a)	35,040	1,229,554
Pitney Bowes, Inc.	93,900	554,949
Prosegur Cia de Seguridad SA (Spain)	64,500	327,358
Renewi PLC (United Kingdom)	577,978	242,950
Rollins, Inc.(a)	51,900	1,873,590
Sato Holdings Corp. (Japan)	12,800	303,337
Toppan Printing Co. Ltd. (Japan)	55,500	814,373
Waste Connections, Inc.	27,700	2,056,725
Waste Management, Inc.	25,600	2,278,144

		22,189,489

Communications Equipment — 0.3%
Cisco Systems, Inc.	43,400	1,880,522
Extreme Networks, Inc.*	100,900	615,490
F5 Networks, Inc.*	23,500	3,807,705
Lumentum Holdings, Inc.*(a)	28,500	1,197,285
Nokia OYJ (Finland)	298,999	1,729,428
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	457,521	4,083,285

		13,313,715

Construction & Engineering — 0.5%
Arcadis NV (Netherlands)	15,800	193,247
Balfour Beatty PLC (United Kingdom)	51,500	164,040

SEE NOTES TO FINANCIAL STATEMENTS.

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AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
Boustead Projects Ltd. (Singapore)	48,658	$29,315
Boustead Singapore Ltd. (Singapore)	273,990	160,793
Bouygues SA (France)	122,965	4,423,731
Chiyoda Corp. (Japan)(a)	29,400	82,496
Implenia AG (Switzerland)	6,190	208,345
Kajima Corp. (Japan)	112,200	1,502,618
Monadelphous Group Ltd. (Australia)	9,331	90,385
Taisei Corp. (Japan)	104,700	4,475,673
Vinci SA (France)	88,650	7,320,918

		18,651,561

Construction Materials — 0.2%
Buzzi Unicem SpA (Italy)	19,800	341,967
Cemex SAB de CV (Mexico), ADR*	42,798	206,286
CRH PLC (Ireland)	97,367	2,587,706
Eagle Materials, Inc.	22,900	1,397,587
Ibstock PLC (United Kingdom), 144A	101,100	256,575
James Hardie Industries PLC (Ireland), CDI	172,334	1,833,453
Wienerberger AG (Austria)	20,500	423,751

		7,047,325

Consumer Finance — 0.3%
Capital One Financial Corp.	97,243	7,350,598
Discover Financial Services	43,230	2,549,705
Encore Capital Group, Inc.*(a)	31,700	744,950
FirstCash, Inc.	11,400	824,790
Synchrony Financial	100,300	2,353,038

		13,823,081

Containers & Packaging — 0.1%
AptarGroup, Inc.	14,300	1,345,201
FP Corp. (Japan)	6,700	409,745
Graphic Packaging Holding Co.(a)	91,150	969,836
Packaging Corp. of America	21,000	1,752,660

		4,477,442

Distributors — 0.0%
Bapcor Ltd. (Australia)	75,821	314,262
Paltac Corp. (Japan)	8,400	396,148

		710,410

Diversified Consumer Services — 0.3%
Adtalem Global Education, Inc.*	20,100	951,132
Carriage Services, Inc.	24,150	374,325
Grand Canyon Education, Inc.*	11,300	1,086,382
Laureate Education, Inc. (Class A Stock)*	114,200	1,740,408
New Oriental Education & Technology Group, Inc. (China), ADR*	22,480	1,232,129
Service Corp. International	96,284	3,876,394
ServiceMaster Global Holdings, Inc.*	27,800	1,021,372

		10,282,142

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc. (Class B Stock)*	21,763	4,443,569
Challenger Ltd. (Australia)	199,246	1,328,964
FirstRand Ltd. (South Africa)	100,333	456,480
Fubon Financial Holding Co. Ltd. (Taiwan)	293,000	448,375
Industrivarden AB (Sweden) (Class C Stock)	43,933	892,143
ORIX Corp. (Japan)	544,700	7,933,078

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (continued)
Ricoh Leasing Co. Ltd. (Japan)	12,300	$366,337
Standard Life Aberdeen PLC (United Kingdom)	1,583,901	5,189,712
Voya Financial, Inc.	32,100	1,288,494

		22,347,152

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	49,400	1,409,875
CenturyLink, Inc.	73,700	1,116,555
China Telecom Corp. Ltd. (China) (Class H Stock)	402,000	204,930
China Tower Corp. Ltd. (China) (Class H Stock), 144A*	1,156,000	218,693
China Unicom Hong Kong Ltd. (China)	187,000	198,071
Cogent Communications Holdings, Inc.	27,230	1,231,068
Deutsche Telekom AG (Germany)	505,498	8,617,894
HKT Trust & HKT Ltd. (Hong Kong) (Class SS Stock)	4,265,000	6,144,766
Internet Initiative Japan, Inc. (Japan)	6,800	153,814
Koninklijke KPN NV (Netherlands)	429,821	1,261,152
LG Uplus Corp. (South Korea)*	13,606	214,900
Masmovil Ibercom SA (Spain)*	107,220	2,395,525
NetLink NBN Trust (Singapore), UTS	359,300	201,557
Nippon Telegraph & Telephone Corp. (Japan)	245,594	10,005,897
Singapore Telecommunications Ltd. (Singapore)	796,874	1,711,910
SpeedCast International Ltd. (Australia)	121,458	249,130
Telefonica Deutschland Holding AG (Germany)	962,504	3,780,331
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	3,705,100	975,184
Telenor ASA (Norway)	73,228	1,424,385
TELUS Corp. (Canada)	55,000	1,822,993
United Internet AG (Germany)	3,565	156,905
Verizon Communications, Inc.	215,228	12,100,118

		55,595,653

Electric Utilities — 2.3%
American Electric Power Co., Inc.	29,200	2,182,408
CLP Holdings Ltd. (Hong Kong)	440,500	4,978,171
Contact Energy Ltd. (New Zealand)	63,500	251,321
Duke Energy Corp.	22,641	1,953,918
Edison International	27,733	1,574,402
Electricite de France SA (France)	107,986	1,707,606
Endesa SA (Spain)	48,140	1,111,531
Enel SpA (Italy)	319,978	1,858,110
Entergy Corp.	114,736	9,875,328
Evergy, Inc.	144,551	8,206,160
Exelon Corp.	227,079	10,241,263
FirstEnergy Corp.(a)	96,200	3,612,310
Fortum OYJ (Finland)	402,762	8,815,664
Iberdrola SA (Spain)	648,889	5,233,524
Kansai Electric Power Co., Inc. (The) (Japan)	123,100	1,848,629
Korea Electric Power Corp. (South Korea)*	18,861	559,091
NextEra Energy, Inc.	32,759	5,694,169
OGE Energy Corp.	41,200	1,614,628

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Okinawa Electric Power Co., Inc. (The) (Japan)	25,025	$485,915
Orsted A/S (Denmark), 144A	100,592	6,740,934
PG&E Corp.*	55,100	1,308,625
Portland General Electric Co.	30,920	1,417,682
PPL Corp.	246,114	6,972,410
Spark Infrastructure Group (Australia)	341,104	530,236
SSE PLC (United Kingdom)	89,005	1,228,161
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	346,000	2,056,312
Verbund AG (Austria)	15,376	653,723
Xcel Energy, Inc.	46,200	2,276,274

		94,988,505

Electrical Equipment — 0.3%
Akasol AG (Germany), 144A*	19,700	780,486
AMETEK, Inc.	21,200	1,435,240
Bizlink Holding, Inc. (Taiwan)	121,820	889,159
Eaton Corp. PLC	17,000	1,167,219
Emerson Electric Co.	13,900	830,525
LS Industrial Systems Co. Ltd. (South Korea)*	3,556	156,128
Nidec Corp. (Japan)	32,500	3,681,357
OSRAM Licht AG (Germany)	5,005	218,739
Regal Beloit Corp.	23,011	1,611,921
Zumtobel Group AG (Austria)*	23,600	193,034

		10,963,808

Electronic Equipment, Instruments & Components — 0.6%
Anritsu Corp. (Japan)	35,600	493,063
Avnet, Inc.	16,000	577,600
Azbil Corp. (Japan)	19,000	375,658
Chroma ATE, Inc. (Taiwan)	152,000	583,343
Corning, Inc.	83,915	2,535,072
Hitachi High-Technologies Corp. (Japan)	63,500	1,983,005
Hitachi Ltd. (Japan)	46,400	1,230,949
Hon Hai Precision Industry Co. Ltd. (Taiwan)	244,800	564,067
Ingenico Group SA (France)	1,761	100,078
Jabil, Inc.	24,500	607,355
Keyence Corp. (Japan)	9,700	4,908,754
Kudelski SA (Switzerland)*(a)	25,722	148,331
Largan Precision Co. Ltd. (Taiwan)	3,000	314,290
Murata Manufacturing Co. Ltd. (Japan)	16,200	2,199,128
Samsung Electro-Mechanics Co. Ltd. (South Korea)*	2,496	231,980
Samsung SDI Co. Ltd. (South Korea)*	3,160	618,889
Sanmina Corp.*	74,295	1,787,538
Shimadzu Corp. (Japan)	117,800	2,318,996
Sunny Optical Technology Group Co. Ltd. (China)	59,900	533,220
TDK Corp. (Japan)	21,900	1,534,896
TTM Technologies, Inc.*	60,000	583,800

		24,230,012

Energy Equipment & Services — 0.2%
Aker Solutions ASA (Norway)*	24,100	110,780
Apergy Corp.*	19,700	533,476
Cactus, Inc. (Class A Stock)*	43,700	1,197,817

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
China Oilfield Services Ltd. (China) (Class H Stock)	690,000	$591,174
Helix Energy Solutions Group, Inc.*	154,860	837,793
John Wood Group PLC (United Kingdom)	220,845	1,428,172
Keane Group, Inc.*	31,400	256,852
Kvaerner ASA (Norway)*	145,800	203,832
Liberty Oilfield Services, Inc. (Class A Stock)(a)	20,100	260,295
Natural Gas Services Group, Inc.*	23,300	383,052
Nine Energy Service, Inc.*	18,800	423,752
ProPetro Holding Corp.*	24,300	299,376
RPC, Inc.(a)	107,100	1,057,077
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	2,700	177,740
Tecnicas Reunidas SA (Spain)(a)	8,100	198,205

		7,959,393

Entertainment — 0.6%
Capcom Co. Ltd. (Japan)	24,900	493,091
Cinemark Holdings, Inc.(a)	30,200	1,081,160
Cineworld Group PLC (United Kingdom)	38,800	130,416
CTS Eventim AG & Co. KGaA (Germany)	6,935	259,486
Daiichikosho Co. Ltd. (Japan)	8,100	383,984
DeNA Co. Ltd. (Japan)	81,400	1,354,418
Lions Gate Entertainment Corp. (Class A Stock)	21,500	346,150
NetEase, Inc. (China), ADR	4,350	1,023,860
Netflix, Inc.*	6,200	1,659,492
Nexon Co. Ltd. (Japan)*	17,600	225,132
Nintendo Co. Ltd. (Japan)	11,100	2,950,314
Square Enix Holdings Co. Ltd. (Japan)	8,500	230,774
Take-Two Interactive Software, Inc.*	9,200	947,048
Technicolor SA (France)*	45,700	50,032
Twenty-First Century Fox, Inc. (Class A Stock)	33,700	1,621,644
Vivendi SA (France)	196,515	4,792,548
Walt Disney Co. (The)	61,291	6,720,558
Zynga, Inc. (Class A Stock)*	205,600	808,008

		25,078,115

Equity Real Estate Investment Trusts (REITs) — 1.8%
alstria office REIT-AG (Germany)	25,500	357,119
American Tower Corp.	43,827	6,932,993
Armada Hoffler Properties, Inc.	114,154	1,605,005
AvalonBay Communities, Inc.	12,000	2,088,600
Boardwalk Real Estate Investment Trust (Canada)	6,500	180,021
Camden Property Trust	20,913	1,841,390
CoreCivic, Inc.	75,100	1,339,033
CoreSite Realty Corp.	17,570	1,532,631
Crown Castle International Corp.	17,876	1,941,870
Daiwa Office Investment Corp. (Japan)	136	857,027
Dexus (Australia)	139,749	1,042,740
Duke Realty Corp.	114,050	2,953,895
Equinix, Inc.	9,209	3,246,725
Equity LifeStyle Properties, Inc.	21,470	2,085,381
Essex Property Trust, Inc.	2,386	585,071
Eurocommercial Properties NV (Netherlands), CVA	6,311	195,280

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Fortune Real Estate Investment Trust (Hong Kong)	178,000	$204,266
Gaming & Leisure Properties, Inc.	49,000	1,583,190
Goodman Group (Australia)	132,635	991,890
Great Portland Estates PLC (United Kingdom)	28,738	241,660
Healthcare Realty Trust, Inc.	43,700	1,242,828
Hospitality Properties Trust	57,300	1,368,324
Invincible Investment Corp. (Japan)	500	206,036
Invitation Homes, Inc.(a)	84,200	1,690,736
Land Securities Group PLC (United Kingdom)	245,886	2,523,768
Mack-Cali Realty Corp.	61,000	1,194,990
Medical Properties Trust, Inc.	214,200	3,444,336
Merlin Properties Socimi SA (Spain)	18,300	226,504
National Retail Properties, Inc.	49,100	2,381,841
National Storage REIT (Australia)	290,979	359,191
Omega Healthcare Investors, Inc.	77,400	2,720,610
Outfront Media, Inc.	40,900	741,108
Park Hotels & Resorts, Inc.	55,300	1,436,694
Prologis, Inc.	25,200	1,479,744
Rexford Industrial Realty, Inc.	45,800	1,349,726
Segro PLC (United Kingdom)	262,338	1,971,558
Senior Housing Properties Trust	172,200	2,018,184
Simon Property Group, Inc.	17,468	2,934,449
Spirit Realty Capital, Inc.	74,740	2,634,585
STORE Capital Corp.	50,600	1,432,486
UNITE Group PLC (The) (United Kingdom)	29,500	303,396
Uniti Group, Inc.*(a)	141,400	2,201,598
Ventas, Inc.	69,928	4,097,081
VICI Properties, Inc.	85,500	1,605,690
Warehouses De Pauw (Belgium), CVA	3,088	407,631

		73,778,881

Food & Staples Retailing — 0.5%
BIM Birlesik Magazalar A/S (Turkey)	11,528	189,243
CP ALL PCL (Thailand)	235,900	499,156
Dairy Farm International Holdings Ltd. (Hong Kong)	53,800	487,018
E-MART, Inc. (South Korea)*	1,080	176,385
Kroger Co. (The)(a)	48,200	1,325,500
Lawson, Inc. (Japan)	23,300	1,476,176
METRO AG (Germany)	32,833	505,618
North West Co., Inc. (The) (Canada)	27,800	639,815
Performance Food Group Co.*	55,400	1,787,758
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	4,100	211,369
Sundrug Co. Ltd. (Japan)	14,600	434,085
Sysco Corp.	51,074	3,200,297
Tesco PLC (United Kingdom)	1,164,616	2,826,419
Tsuruha Holdings, Inc. (Japan)	15,500	1,329,005
Wal-Mart de Mexico SAB de CV (Mexico)	280,300	712,883
Walmart, Inc.	53,500	4,983,525

		20,784,252

Food Products — 1.5%
a2 Milk Co. Ltd. (New Zealand)*	124,126	923,999
Archer-Daniels-Midland Co.	146,860	6,016,854
Binggrae Co. Ltd. (South Korea)*	3,389	220,152

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Bunge Ltd.	33,040	$1,765,658
Conagra Brands, Inc.	183,332	3,915,971
Dairy Crest Group PLC (United Kingdom)	68,745	370,956
Danone SA (France)	64,602	4,554,956
Darling Ingredients, Inc.*	70,500	1,356,420
General Mills, Inc.	36,926	1,437,898
Golden Agri-Resources Ltd. (Singapore)	1,616,300	288,917
Gruma SAB de CV (Mexico) (Class B Stock)	66,250	747,968
Hershey Co. (The)	53,447	5,728,449
Ingredion, Inc.	3,300	301,620
J.M. Smucker Co. (The)(a)	18,100	1,692,169
Kellogg Co.	29,900	1,704,599
Kerry Group PLC (Ireland) (Class A Stock)	20,600	2,044,699
Kraft Heinz Co. (The)	29,500	1,269,680
Marine Harvest ASA (Norway)	85,697	1,807,005
Mondelez International, Inc. (Class A Stock)	45,316	1,813,999
Nestle SA (Switzerland)	121,796	9,905,212
Orion Corp. (South Korea)*	6,031	648,340
Pilgrim’s Pride Corp.*	85,100	1,319,901
Post Holdings, Inc.*	16,100	1,434,993
Prima Meat Packers Ltd. (Japan)	18,400	328,433
SunOpta, Inc. (Canada), (XNGS)*(a)	100,400	388,548
SunOpta, Inc. (Canada), (XTSE)*	63,900	247,137
TreeHouse Foods, Inc.*(a)	18,900	958,419
Tyson Foods, Inc. (Class A Stock)	142,601	7,614,893

		60,807,845

Gas Utilities — 0.3%
Atmos Energy Corp.	22,800	2,114,016
National Fuel Gas Co.(a)	24,000	1,228,320
Naturgy Energy Group SA (Spain)	45,936	1,172,629
New Jersey Resources Corp.	51,200	2,338,304
ONE Gas, Inc.	20,100	1,599,960
South Jersey Industries, Inc.(a)	74,780	2,078,884
UGI Corp.	27,900	1,488,465

		12,020,578

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	47,800	3,457,374
ABIOMED, Inc.*	3,800	1,235,152
Align Technology, Inc.*	5,900	1,235,637
Antares Pharma, Inc.*(a)	188,200	511,904
AxoGen, Inc.*	11,600	236,988
Becton, Dickinson & Co.	47,430	10,686,928
Boston Scientific Corp.*	194,724	6,881,546
Cardiovascular Systems, Inc.*	22,600	643,874
CryoPort, Inc.*	21,700	239,351
Danaher Corp.	99,027	10,211,664
DexCom, Inc.*	10,000	1,198,000
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	173,287	1,504,660
Glaukos Corp.*(a)	30,600	1,718,802
Heska Corp.*	9,600	826,560
Hoya Corp. (Japan)	47,400	2,853,552
IDEXX Laboratories, Inc.*	8,200	1,525,364
Intuitive Surgical, Inc.*	7,600	3,639,792
Koninklijke Philips NV (Netherlands)	140,227	4,971,239
LivaNova PLC*	8,400	768,348

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC	37,583	$3,418,550
Merit Medical Systems, Inc.*	32,110	1,792,059
Nagaileben Co. Ltd. (Japan)	6,700	144,569
OrthoPediatrics Corp.*(a)	28,000	976,640
Sonova Holding AG (Switzerland)	12,740	2,097,371
Stryker Corp.	12,536	1,965,019
Terumo Corp. (Japan)	27,000	1,524,370
ViewRay, Inc.*(a)	134,200	814,594

		67,079,907

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.*(a)	17,700	455,067
Addus HomeCare Corp.*	15,200	1,031,776
Amedisys, Inc.*	12,000	1,405,320
Anthem, Inc.	15,600	4,097,028
As One Corp. (Japan)	5,100	349,951
BioScrip, Inc.*	212,000	756,840
Centene Corp.*	10,800	1,245,240
Chemed Corp.	5,100	1,444,728
Cigna Corp.(a)	13,433	2,551,195
Civitas Solutions, Inc.*	21,100	369,461
CVS Health Corp.	36,700	2,404,584
HCA Healthcare, Inc.	48,563	6,043,665
Humana, Inc.	34,510	9,886,425
Japan Lifeline Co. Ltd. (Japan)	14,800	190,279
LHC Group, Inc.*	12,316	1,156,226
Mediclinic International PLC (Switzerland)	226,269	931,652
Medipal Holdings Corp. (Japan)	62,600	1,342,840
Molina Healthcare, Inc.*	12,100	1,406,262
NMC Health PLC (United Arab Emirates)	33,544	1,172,567
RadNet, Inc.*	95,300	969,201
Raffles Medical Group Ltd. (Singapore)	472,281	381,110
Ship Healthcare Holdings, Inc. (Japan)	6,700	247,467
Sigma Healthcare Ltd. (Australia)	344,647	138,524
Tsukui Corp. (Japan)	37,900	288,097
UDG Healthcare PLC (Ireland)	26,500	201,919
UnitedHealth Group, Inc.	78,246	19,492,644
Universal Health Services, Inc. (Class B Stock)	29,000	3,380,240
WellCare Health Plans, Inc.*	5,500	1,298,495

		64,638,803

Health Care Technology — 0.0%
CompuGroup Medical SE (Germany)	10,800	502,192
Evolent Health, Inc. (Class A Stock)*(a)	46,200	921,690

		1,423,882

Hotels, Restaurants & Leisure — 1.2%
Aristocrat Leisure Ltd. (Australia)	94,159	1,445,301
Bluegreen Vacations Corp.(a)	50,300	650,379
Carnival Corp.	26,100	1,286,730
Carnival PLC	59,313	2,859,281
Carrols Restaurant Group, Inc.*	52,280	514,435
Compass Group PLC (United Kingdom)	298,232	6,277,665
Del Frisco’s Restaurant Group, Inc.*	80,000	572,000
Denny’s Corp.*	61,550	997,726
Domino’s Pizza, Inc.(a)	10,500	2,603,895
Eldorado Resorts, Inc.*	14,600	528,666
Hilton Grand Vacations, Inc.*	45,300	1,195,467

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
InterContinental Hotels Group PLC (United Kingdom)	58,012	$3,139,338
Marriott International, Inc. (Class A Stock)	13,600	1,476,416
McDonald’s Corp.	38,965	6,919,015
McDonald’s Holdings Co. Japan Ltd. (Japan)(a)	21,500	913,133
Melia Hotels International SA (Spain)	39,900	376,160
Norwegian Cruise Line Holdings Ltd.*	56,134	2,379,520
Oriental Land Co. Ltd. (Japan)	3,300	332,662
Playtech PLC (United Kingdom)	40,015	196,897
Radisson Hospitality AB (Belgium)*	69,400	321,834
Recipe Unlimited Corp. (Canada)	13,800	264,537
Royal Caribbean Cruises Ltd.	40,827	3,992,472
Six Flags Entertainment Corp.	26,500	1,474,195
Vail Resorts, Inc.	5,300	1,117,346
Wendy’s Co. (The)(a)	106,400	1,660,904
Wyndham Destinations, Inc.	82,000	2,938,880
Yum! Brands, Inc.	41,796	3,841,888

		50,276,742

Household Durables — 0.5%
Cairn Homes PLC (Ireland)*	306,400	376,120
Cuckoo Holdings Co. Ltd. (South Korea)*	3,486	369,784
De’ Longhi SpA (Italy)	7,700	195,940
Dorel Industries, Inc. (Canada) (Class B Stock)	8,800	113,706
Helen of Troy Ltd.*	11,900	1,561,041
Iida Group Holdings Co. Ltd. (Japan)	116,328	2,011,894
Installed Building Products, Inc.*(a)	28,100	946,689
Midea Group Co. Ltd. (China) (Class A Stock)	25,500	137,823
Panasonic Corp. (Japan)	250,000	2,239,325
Persimmon PLC (United Kingdom)	47,823	1,179,110
Sony Corp. (Japan)	145,900	7,006,501
Taylor Morrison Home Corp. (Class A Stock)*	41,100	653,490
Techtronic Industries Co. Ltd. (Hong Kong)	481,500	2,565,075
Toll Brothers, Inc.	44,800	1,475,264
TopBuild Corp.*	22,800	1,026,000

		21,857,762

Household Products — 0.1%
Essity AB (Sweden) (Class B Stock)	24,534	604,101
Kimberly-Clark Corp.	24,300	2,768,742
Reckitt Benckiser Group PLC (United Kingdom)	13,785	1,057,789

		4,430,632

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp.	325,000	4,699,499
Boralex, Inc. (Canada) (Class A Stock)	20,700	255,338
NRG Energy, Inc.	127,100	5,033,160
Vistra Energy Corp.*(a)	149,200	3,415,188

		13,403,185

Industrial Conglomerates — 0.3%
3M Co.(a)	14,698	2,800,557
CK Hutchison Holdings Ltd. (Hong Kong)	332,864	3,195,000
General Electric Co.	183,600	1,389,852

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
Jardine Matheson Holdings Ltd. (Hong Kong)	21,200	$1,473,432
Jardine Strategic Holdings Ltd. (Hong Kong)	41,200	1,513,315

		10,372,156

Insurance — 2.4%
AIA Group Ltd. (Hong Kong)	504,400	4,182,460
Allianz SE (Germany)	42,234	8,508,443
Allstate Corp. (The)(a)	97,618	8,066,175
American National Insurance Co.	10,052	1,279,016
Aon PLC	10,168	1,478,020
Assurant, Inc.	24,317	2,174,912
Athene Holding Ltd. (Class A Stock)*	42,715	1,701,338
Aviva PLC (United Kingdom)	428,749	2,055,911
Baloise Holding AG (Switzerland)	3,110	429,639
Beazley PLC (United Kingdom)	35,500	228,273
China Life Insurance Co. Ltd. (China) (Class H Stock)	303,000	643,420
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	108,800	352,132
Chubb Ltd.	13,100	1,692,258
Direct Line Insurance Group PLC (United Kingdom)	452,641	1,835,570
Employers Holdings, Inc.	19,000	797,430
Fidelity National Financial, Inc.	49,000	1,540,560
Great-West Lifeco, Inc. (Canada)	41,335	853,223
Hannover Rueck SE (Germany)	13,041	1,764,675
Hartford Financial Services Group, Inc. (The)	139,071	6,181,707
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	15,559	572,596
Insurance Australia Group Ltd. (Australia)	816,717	4,027,567
Intact Financial Corp. (Canada)	24,500	1,780,073
James River Group Holdings Ltd.	36,800	1,344,672
Lancashire Holdings Ltd. (United Kingdom)	18,089	139,767
Marsh & McLennan Cos., Inc.	25,600	2,041,600
MetLife, Inc.	100,959	4,145,377
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	13,026	2,850,734
National Western Life Group, Inc. (Class A Stock)	2,300	691,610
NN Group NV (Netherlands)	62,404	2,491,083
Old Republic International Corp.	77,800	1,600,346
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	113,400	1,002,225
Principal Financial Group, Inc.	13,000	574,210
Prudential PLC (United Kingdom)	242,666	4,346,384
QBE Insurance Group Ltd. (Australia)	404,826	2,875,908
RSA Insurance Group PLC (United Kingdom)	430,833	2,827,955
SCOR SE (France)	4,300	194,113
Sony Financial Holdings, Inc. (Japan)	128,300	2,396,582
Swiss Re AG (Switzerland)	30,656	2,821,009
Talanx AG (Germany)	38,689	1,324,766
Tokio Marine Holdings, Inc. (Japan)	79,700	3,784,160
Travelers Cos., Inc. (The)	13,600	1,628,600
Zurich Insurance Group AG (Switzerland)	24,321	7,276,460

		98,502,959

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 1.0%
Alphabet, Inc. (Class A Stock)*	16,647	$17,395,449
Alphabet, Inc. (Class C Stock)*	6,230	6,451,850
Baidu, Inc. (China), ADR*	1,300	206,180
Facebook, Inc. (Class A Stock)*	40,449	5,302,459
Kakaku.com, Inc. (Japan)	110,200	1,942,767
Mail.Ru Group Ltd. (Russia), GDR*	15,290	358,703
Match Group, Inc.	33,800	1,445,626
Mixi, Inc. (Japan)	40,300	843,450
Momo, Inc. (China), ADR*	16,300	387,125
REA Group Ltd. (Australia)	64,733	3,366,414
Tencent Holdings Ltd. (China)	119,000	4,763,112
Yahoo Japan Corp. (Japan)	227,700	567,626

		43,030,761

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd. (China), ADR*(a)	22,000	3,015,540
Amazon.com, Inc.*	15,213	22,849,470
B2W Cia Digital (Brazil)*	28,700	311,159
Booking Holdings, Inc.*	1,500	2,583,630
Duluth Holdings, Inc. (Class B Stock)*(a)	35,500	895,665
eBay, Inc.*	219,781	6,169,253
Etsy, Inc.*	7,900	375,803
Expedia Group, Inc.	52,584	5,923,588
JD.com, Inc. (China), ADR*	31,270	654,481
Moneysupermarket.com Group PLC (United Kingdom)	94,000	330,543
Pinduoduo, Inc. (China), ADR*(a)	25,600	574,464
ZOZO, Inc. (Japan)	107,000	1,958,250

		45,641,846

IT Services — 2.1%
Accenture PLC (Class A Stock)	48,492	6,837,857
Adyen NV (Netherlands), 144A*	4,200	2,299,507
Alliance Data Systems Corp.	7,600	1,140,608
Alten SA (France)	7,236	603,206
Altran Technologies SA (France)	35,800	288,221
Amadeus IT Group SA (Spain)	75,105	5,243,498
Amdocs Ltd.	8,600	503,788
Atos SE (France)	18,875	1,546,013
Automatic Data Processing, Inc.	32,285	4,233,209
Capgemini SE (France)	43,764	4,364,439
CGI Group, Inc. (Canada) (Class A Stock)*	26,300	1,608,592
Cognizant Technology Solutions Corp. (Class A Stock)	22,200	1,409,256
Conduent, Inc.*	116,000	1,233,080
DXC Technology Co.	17,900	951,743
Endava PLC (United Kingdom), ADR*	20,500	496,919
EPAM Systems, Inc.*	10,000	1,160,100
Euronet Worldwide, Inc.*	10,700	1,095,466
EVERTEC, Inc. (Puerto Rico)	21,100	605,570
ExlService Holdings, Inc.*	27,500	1,447,050
Fidelity National Information Services, Inc.	13,800	1,415,190
First Data Corp. (Class A Stock)*	85,400	1,444,114
Fiserv, Inc.*	66,665	4,899,211
Fujitsu Ltd. (Japan)	24,300	1,513,166
GMO internet, Inc. (Japan)	25,400	338,696
Jack Henry & Associates, Inc.	16,300	2,062,276
Leidos Holdings, Inc.	12,400	653,728

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Luxoft Holding, Inc.*	17,300	$526,266
Mastercard, Inc. (Class A Stock)	28,300	5,338,795
Obic Co. Ltd. (Japan)	29,900	2,307,366
Otsuka Corp. (Japan)	45,264	1,240,176
Paychex, Inc.	48,700	3,172,805
PayPal Holdings, Inc.*	20,300	1,707,027
Shopify, Inc. (Canada) (Class A Stock)*	7,600	1,050,984
Square, Inc. (Class A Stock)*	19,100	1,071,319
VeriSign, Inc.*	9,200	1,364,268
Virtusa Corp.*	37,320	1,589,459
Visa, Inc. (Class A Stock)(a)	100,081	13,204,687
WEX, Inc.*	8,000	1,120,480
Wirecard AG (Germany)	7,687	1,181,598
WNS Holdings Ltd. (India), ADR*	27,100	1,118,146
Zuken, Inc. (Japan)	41,300	560,487

		85,948,366

Leisure Products — 0.2%
Amer Sports OYJ (Finland)*	16,200	712,184
Bandai Namco Holdings, Inc. (Japan)	64,000	2,868,835
Brunswick Corp.	91,513	4,250,779

		7,831,798

Life Sciences Tools & Services — 0.5%
Accelerate Diagnostics, Inc.*(a)	39,800	457,700
Agilent Technologies, Inc.	73,797	4,978,346
Bio-Rad Laboratories, Inc. (Class A Stock)*	5,300	1,230,766
Bruker Corp.	30,966	921,858
Cambrex Corp.*(a)	27,100	1,023,296
Hangzhou Tigermed Consulting Co. Ltd. (China) (Class A Stock)	34,900	217,307
Lonza Group AG (Switzerland)*	17,003	4,437,606
MorphoSys AG (Germany)*	20,962	2,147,842
MorphoSys AG (Germany), ADR*	199,575	5,037,273
Sartorius Stedim Biotech (France)	6,300	631,327
Tecan Group AG (Switzerland)	5,460	1,061,098

		22,144,419

Machinery — 1.4%
Airtac International Group (Taiwan)	36,000	354,787
Alfa Laval AB (Sweden)	162,864	3,501,614
Allison Transmission Holdings, Inc.	95,706	4,202,450
CNH Industrial NV (United Kingdom)	233,024	2,129,882
Columbus McKinnon Corp.	25,400	765,556
Cummins, Inc.	22,600	3,020,264
Deere & Co.	12,000	1,790,040
Deutz AG (Germany)	56,500	335,314
Douglas Dynamics, Inc.	24,700	886,483
EnPro Industries, Inc.	17,800	1,069,780
FANUC Corp. (Japan)	7,800	1,180,443
Federal Signal Corp.	64,700	1,287,530
Fortive Corp.	40,305	2,727,036
Hoshizaki Corp. (Japan)	27,702	1,684,497
Industria Macchine Automatiche SpA (Italy)	2,800	175,448
Ingersoll-Rand PLC	75,248	6,864,875
ITT, Inc.	69,406	3,350,228
Kone OYJ (Finland) (Class B Stock)	27,483	1,314,058
Krones AG (Germany)	2,300	178,745
Makita Corp. (Japan)	26,400	937,455

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
MINEBEA MITSUMI, Inc. (Japan)	133,500	$1,924,210
MISUMI Group, Inc. (Japan)	13,400	281,108
Mitsubishi Heavy Industries Ltd. (Japan)	84,639	3,039,891
Mitsubishi Logisnext Co. Ltd. (Japan)	24,800	239,247
Miura Co. Ltd. (Japan)	17,000	386,555
Nabtesco Corp. (Japan)	9,100	197,807
Nitto Kohki Co. Ltd. (Japan)	23,500	451,487
OC Oerlikon Corp. AG (Switzerland)*	13,520	152,632
Oshkosh Corp.	22,800	1,397,868
PACCAR, Inc.	46,200	2,639,868
SMC Corp. (Japan)	10,700	3,229,444
Sumitomo Heavy Industries Ltd. (Japan)	47,900	1,424,878
Weir Group PLC (The) (United Kingdom)	45,135	748,102
Welbilt, Inc.*	48,100	534,391
Yangzijiang Shipbuilding Holdings Ltd. (China)	3,925,400	3,575,733

		57,979,706

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	1,293	1,629,755

Media — 0.6%
Comcast Corp. (Class A Stock)	282,606	9,622,734
Hakuhodo DY Holdings, Inc. (Japan)	65,500	936,179
Informa PLC (United Kingdom)	45,040	362,195
IPSOS (France)	10,000	235,351
MSG Networks, Inc. (Class A Stock)*(a)	157,482	3,710,276
Naspers Ltd. (South Africa) (Class N Stock)	11,056	2,211,858
Omnicom Group, Inc.(a)	24,400	1,787,056
Pico Far East Holdings Ltd. (Hong Kong)	1,004,000	362,154
ProSiebenSat.1 Media SE (Germany)	165,550	2,957,708
Quebecor, Inc. (Canada) (Class B Stock)	25,700	541,033
Sirius XM Holdings, Inc.(a)	256,300	1,463,473
WPP PLC (United Kingdom)	99,084	1,072,286

		25,262,303

Metals & Mining — 0.8%
Agnico Eagle Mines Ltd. (Canada)	55,900	2,256,146
Alrosa PJSC (Russia)	246,600	347,169
BHP Group Ltd. (Australia)	319,583	7,676,555
BHP Group PLC (Australia)	438,625	9,301,655
Commercial Metals Co.	73,300	1,174,266
Detour Gold Corp. (Canada)*	17,800	150,333
Ferroglobe PLC^	44,100	—
Fresnillo PLC (Mexico)	142,907	1,572,056
Gem Diamonds Ltd. (United Kingdom)*	59,500	84,560
Glencore PLC (Switzerland)*	246,081	915,394
Independence Group NL (Australia)	116,940	314,544
Kaiser Aluminum Corp.	5,100	455,379
KAZ Minerals PLC (Kazakhstan)	31,900	217,136
Lundin Mining Corp. (Chile)	97,900	404,451
MMG Ltd. (China)*	752,000	319,335
POSCO (South Korea)	2,492	543,590
Rio Tinto PLC (Australia)	125,378	5,988,693
South32 Ltd. (Australia)	598,416	1,410,602
Vale SA (Brazil), ADR(a)	61,904	816,514

		33,948,378

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	255,100	$4,474,453
Annaly Capital Management, Inc.	148,900	1,462,197
Chimera Investment Corp.	78,900	1,405,998
MFA Financial, Inc.	214,400	1,432,192
New Residential Investment Corp.	86,800	1,233,428
Starwood Property Trust, Inc.	67,700	1,334,367
Two Harbors Investment Corp.	107,100	1,375,164

		12,717,799

Multiline Retail — 0.1%
B&M European Value Retail SA (United Kingdom)	285,663	1,027,202
Dollar General Corp.	21,400	2,312,912
Don Quijote Holdings Co. Ltd. (Japan)	25,338	1,552,693
Lifestyle International Holdings Ltd. (Hong Kong)	125,000	189,539
Ryohin Keikaku Co. Ltd. (Japan)	3,300	800,008

		5,882,354

Multi-Utilities — 0.6%
Ameren Corp.	6,400	417,472
CenterPoint Energy, Inc.	124,620	3,518,023
CMS Energy Corp.	46,200	2,293,830
Dominion Energy, Inc.	48,717	3,481,317
E.ON SE (Germany)	546,224	5,402,374
Engie SA (France)	94,535	1,357,917
National Grid PLC (United Kingdom)	112,475	1,095,333
SCANA Corp.	42,300	2,021,094
Sempra Energy(a)	15,300	1,655,307
Vectren Corp.	22,000	1,583,560

		22,826,227

Oil, Gas & Consumable Fuels — 2.8%
Ardmore Shipping Corp. (Ireland)*	88,528	413,426
BP PLC (United Kingdom)	2,444,316	15,476,727
Canadian Natural Resources Ltd. (Canada)	37,900	914,464
Centennial Resource Development, Inc. (Class A Stock)*(a)	57,300	631,446
Chevron Corp.	151,713	16,504,857
China Petroleum & Chemical Corp. (China) (Class H Stock)	582,000	414,168
Cimarex Energy Co.(a)	33,248	2,049,739
CNOOC Ltd. (China)	336,000	516,901
ConocoPhillips	69,500	4,333,325
CONSOL Energy, Inc.*	30,200	957,642
Delek US Holdings, Inc.	17,500	568,925
EOG Resources, Inc.	10,100	880,821
Equinor ASA (Norway)	201,144	4,270,386
Euronav NV (Belgium)	21,100	150,598
Extraction Oil & Gas, Inc.*(a)	59,971	257,276
Exxon Mobil Corp.	28,268	1,927,595
Husky Energy, Inc. (Canada)	96,900	1,001,508
Inter Pipeline Ltd. (Canada)	162,400	2,300,627
LUKOIL PJSC (Russia)	12,513	896,298
Lundin Petroleum AB (Sweden)	182,049	4,564,467
Magnolia Oil & Gas Corp.*(a)	58,600	656,906
Marathon Petroleum Corp.	53,383	3,150,131
Murphy Oil Corp.	18,600	435,054
Neste OYJ (Finland)	5,869	453,771

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration Co.*	76,266	$1,118,060
Noble Energy, Inc.	23,500	440,860
Novatek PJSC (Russia), GDR	6,009	1,027,539
Occidental Petroleum Corp.	3,500	214,830
OMV AG (Austria)	33,477	1,467,976
PBF Energy, Inc. (Class A Stock)	67,000	2,188,890
Penn Virginia Corp.*	14,300	773,058
Petroleo Brasileiro SA (Brazil)	151,300	991,555
Phillips 66	133,539	11,504,385
PrairieSky Royalty Ltd. (Canada)	41,300	534,552
Repsol SA (Spain)	176,129	2,851,886
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	35,025	2,040,907
San-Ai Oil Co. Ltd. (Japan)	32,700	323,378
Snam SpA (Italy)	366,368	1,608,165
S-Oil Corp. (South Korea)	3,714	324,275
Southwestern Energy Co.*	264,300	901,263
Suncor Energy, Inc. (Canada)	174,600	4,876,574
Targa Resources Corp.	29,900	1,076,998
TOTAL SA (France)	248,910	13,171,801
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	8,895	196,337
Ultrapar Participacoes SA (Brazil)	59,100	811,229
WildHorse Resource Development Corp.*(a)	59,200	835,312
Williams Cos., Inc. (The)	54,300	1,197,315
Woodside Petroleum Ltd. (Australia)	135,164	2,968,487

		117,172,690

Paper & Forest Products — 0.2%
Canfor Corp. (Canada)*	15,000	181,622
Domtar Corp.	30,500	1,071,465
Nine Dragons Paper Holdings Ltd. (Hong Kong)	514,000	475,606
Stora Enso OYJ (Finland) (Class R Stock)	182,658	2,123,633
UPM-Kymmene OYJ (Finland)	138,267	3,526,439
West Fraser Timber Co. Ltd. (Canada)	24,000	1,185,585

		8,564,350

Personal Products — 0.8%
elf Beauty, Inc.*(a)	34,000	294,440
Herbalife Nutrition Ltd.*	41,987	2,475,134
Kao Corp. (Japan)	79,100	5,871,328
Shiseido Co. Ltd. (Japan)(a)	49,100	3,073,159
Unilever NV (United Kingdom), CVA	231,645	12,599,000
Unilever PLC (United Kingdom)	197,247	10,346,510

		34,659,571

Pharmaceuticals — 2.5%
Aclaris Therapeutics, Inc.*(a)	42,600	314,814
AstraZeneca PLC (United Kingdom)	203,025	15,229,034
AstraZeneca PLC (United Kingdom), ADR	173,308	6,582,238
Bayer AG (Germany)	82,089	5,747,153
Bristol-Myers Squibb Co.	51,584	2,681,337
Catalent, Inc.*	29,300	913,574
Dechra Pharmaceuticals PLC (United Kingdom)	6,300	166,405
GlaxoSmithKline PLC (United Kingdom)	135,859	2,586,878
Ipsen SA (France)	26,873	3,476,002
Jazz Pharmaceuticals PLC*	2,000	247,919

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	29,072	$3,751,742
Merck KGaA (Germany)	13,726	1,420,204
Novartis AG (Switzerland)	151,329	12,984,961
Novo Nordisk A/S (Denmark) (Class B Stock)	30,210	1,387,828
Orion OYJ (Finland) (Class B Stock)	60,566	2,109,740
Roche Holding AG (Switzerland)	76,505	19,035,445
Sanofi (France)	112,536	9,760,819
Shionogi & Co. Ltd. (Japan)	52,900	3,025,594
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	214,000	7,255,862
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	200,600	3,093,252
Tonghua Dongbao Pharmaceutical Co. Ltd. (China) (Class A Stock)	261,100	526,895

		102,297,696

Professional Services — 0.5%
CBIZ, Inc.*	78,960	1,555,512
Experian PLC (United Kingdom)	121,501	2,951,987
FTI Consulting, Inc.*	12,300	819,672
ICF International, Inc.	23,500	1,522,330
Meitec Corp. (Japan)	9,400	381,160
Morneau Shepell, Inc. (Canada)	14,400	264,120
Recruit Holdings Co. Ltd. (Japan)	193,500	4,671,469
RELX PLC (United Kingdom)	68,285	1,408,514
Robert Half International, Inc.	25,900	1,481,480
SEEK Ltd. (Australia)	99,863	1,188,315
SGS SA (Switzerland)	826	1,865,123
SThree PLC (United Kingdom)	45,510	166,755
Teleperformance (France)	5,900	945,003
WageWorks, Inc.*	26,000	706,160

		19,927,600

Real Estate Management & Development — 0.7%
Ayala Land, Inc. (Philippines)	1,246,600	963,492
Castellum AB (Sweden)	30,250	559,057
CK Asset Holdings Ltd. (Hong Kong)	209,000	1,514,317
Daito Trust Construction Co. Ltd. (Japan)	33,222	4,533,380
Goldcrest Co. Ltd. (Japan)	8,000	115,104
Hembla AB (Sweden)*	12,500	208,734
Hongkong Land Holdings Ltd. (Hong Kong)	645,200	4,062,129
Hysan Development Co. Ltd. (Hong Kong)	206,000	977,489
Kerry Properties Ltd. (Hong Kong)	206,500	705,409
Kojamo OYJ (Finland)*	21,300	198,186
LendLease Group (Australia)	294,970	2,409,876
Longfor Group Holdings Ltd. (China)	133,000	393,383
Mitsui Fudosan Co. Ltd. (Japan)	185,900	4,102,043
PATRIZIA Immobilien AG (Germany)	18,100	346,854
PSP Swiss Property AG (Switzerland)	2,618	258,563
Sino Land Co. Ltd. (Hong Kong)	1,767,648	3,023,096
Tokyo Tatemono Co. Ltd. (Japan)	28,000	289,649
Vonovia SE (Germany)	83,597	3,804,002
Wharf Holdings Ltd. (The) (Hong Kong)	520,000	1,354,838
Wheelock & Co. Ltd. (Hong Kong)	67,000	383,220
Wing Tai Holdings Ltd. (Singapore)	177,600	251,508

		30,454,329

Road & Rail — 0.5%
CSX Corp.	139,253	8,651,789

COMMON STOCKS (continued)	Shares	Value
Road & Rail (continued)
East Japan Railway Co. (Japan)	19,980	$1,764,405
Landstar System, Inc.(a)	3,400	325,278
Marten Transport Ltd.	20,100	325,419
Norfolk Southern Corp.	38,740	5,793,180
Old Dominion Freight Line, Inc.	11,600	1,432,484
Saia, Inc.*(a)	11,800	658,676
Union Pacific Corp.	24,800	3,428,104

		22,379,335

Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.	17,900	1,536,357
ASM Pacific Technology Ltd. (Hong Kong)	19,400	184,788
ASML Holding NV (Netherlands)	26,909	4,246,052
Broadcom, Inc.	12,300	3,127,644
Brooks Automation, Inc.	23,200	607,376
Cypress Semiconductor Corp.	101,800	1,294,896
Entegris, Inc.	35,100	979,115
Inphi Corp.*(a)	37,500	1,205,625
Intel Corp.	251,086	11,783,467
KLA-Tencor Corp.	29,100	2,604,159
Lam Research Corp.	10,300	1,402,551
Micron Technology, Inc.*	38,700	1,227,951
Monolithic Power Systems, Inc.	13,490	1,568,213
NVIDIA Corp.	20,200	2,696,700
NXP Semiconductors NV (Netherlands)	5,100	373,728
ON Semiconductor Corp.*	70,300	1,160,653
Renesas Electronics Corp. (Japan)*	261,400	1,180,799
Semtech Corp.*	18,900	866,943
Siltronic AG (Germany)	2,400	200,424
SK Hynix, Inc. (South Korea)*	9,867	534,545
Skyworks Solutions, Inc.	15,200	1,018,704
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	609,000	4,461,168
Tokyo Electron Ltd. (Japan)	19,500	2,216,850
Vanguard International Semiconductor Corp. (Taiwan)	263,000	508,273

		46,986,981

Software — 3.0%
2U, Inc.*(a)	12,300	611,556
8x8, Inc.*	14,300	257,972
Adobe, Inc.*	57,172	12,934,593
Check Point Software Technologies Ltd. (Israel)*	15,360	1,576,703
Citrix Systems, Inc.	78,002	7,992,085
CommVault Systems, Inc.*	16,700	986,803
Constellation Software, Inc. (Canada)	2,700	1,728,261
Cornerstone OnDemand, Inc.*	28,500	1,437,255
Ebix, Inc.(a)	24,600	1,046,976
Everbridge, Inc.*(a)	24,100	1,367,916
Hansen Technologies Ltd. (Australia)	97,184	238,715
IRESS Ltd. (Australia)	52,420	409,321
LivePerson, Inc.*	66,800	1,259,848
Manhattan Associates, Inc.*	14,100	597,417
Micro Focus International PLC (United Kingdom)	212,643	3,759,508
Microsoft Corp.	336,098	34,137,474
Mimecast Ltd.*	32,700	1,099,701
Model N, Inc.*	23,600	312,228

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Netcompany Group A/S (Denmark), 144A*	58,000	$1,960,938
New Relic, Inc.*	10,900	882,573
Nice Ltd. (Israel)*	17,837	1,920,869
Oracle Corp.	249,082	11,246,052
Oracle Corp. (Japan)	38,500	2,436,531
Park City Group, Inc.*(a)	31,900	190,443
Paylocity Holding Corp.*	15,600	939,276
Pegasystems, Inc.	18,200	870,506
Red Hat, Inc.*	11,600	2,037,424
RingCentral, Inc. (Class A Stock)*	18,400	1,516,896
SailPoint Technologies Holding, Inc.*	55,400	1,301,346
salesforce.com, Inc.*	52,507	7,191,884
SAP SE (Germany)	92,114	9,222,314
ServiceNow, Inc.*	5,600	997,080
Trend Micro, Inc. (Japan)*	44,200	2,392,598
Varonis Systems, Inc.*	21,600	1,142,640
VMware, Inc. (Class A Stock)(a)	24,700	3,387,111
Zendesk, Inc.*	24,300	1,418,391

		122,809,204

Specialty Retail — 0.8%
AutoCanada, Inc. (Canada)(a)	17,700	147,154
Burlington Stores, Inc.*	10,500	1,708,035
Dick’s Sporting Goods, Inc.(a)	28,200	879,840
Dufry AG (Switzerland)*	3,102	294,277
Foschini Group Ltd. (The) (South Africa)	14,642	168,777
Hikari Tsushin, Inc. (Japan)	22,600	3,533,688
Home Depot, Inc. (The)	29,706	5,104,085
Industria de Diseno Textil SA (Spain)	95,740	2,451,452
Nextage Co. Ltd. (Japan)	16,900	165,022
Nitori Holdings Co. Ltd. (Japan)	21,900	2,738,734
Petrobras Distribuidora SA (Brazil)	72,900	483,398
Ross Stores, Inc.	53,308	4,435,226
Seobu T&D (South Korea)*	16,039	128,519
SMCP SA (France), 144A*	8,300	128,269
TJX Cos., Inc. (The)	170,284	7,618,506
USS Co. Ltd. (Japan)	42,400	711,691

		30,696,673

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	161,160	25,421,377
Cray, Inc.*	37,000	798,830
Dell Technologies, Inc. (Class C Stock)*	13,670	668,053
HP, Inc.	281,799	5,765,608
Samsung Electronics Co. Ltd. (South Korea)	103,019	3,568,985
Western Digital Corp.	57,300	2,118,381

		38,341,234

Textiles, Apparel & Luxury Goods — 0.6%
Carter’s, Inc.	15,800	1,289,596
Fila Korea Ltd. (South Korea)*	10,820	522,275
Hermes International (France)	5,647	3,140,874
Kering SA (France)	4,140	1,952,217
LVMH Moet Hennessy Louis Vuitton SE (France)	21,161	6,272,038
Michael Kors Holdings Ltd.*	46,336	1,757,061
Oxford Industries, Inc.	14,200	1,008,768
Puma SE (Germany)	3,824	1,874,530

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Shenzhou International Group Holdings Ltd. (China)	47,000	$534,006
Skechers U.S.A., Inc. (Class A Stock)*	22,650	518,459
Steven Madden Ltd.	55,755	1,687,146
Tapestry, Inc.	118,259	3,991,241
Ted Baker PLC (United Kingdom)	6,300	124,528
Wolverine World Wide, Inc.	49,300	1,572,177

		26,244,916

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	10,679	331,699
Bridgewater Bancshares, Inc.*(a)	89,700	946,335
Entegra Financial Corp.*	16,600	344,450
Essent Group Ltd.*	127,705	4,364,956
MGIC Investment Corp.*	122,400	1,280,304
NMI Holdings, Inc. (Class A Stock)*	65,300	1,165,605
OceanFirst Financial Corp.	26,500	596,515
PB Bancorp, Inc.	37,100	404,390
Western New England Bancorp, Inc.	55,400	556,216

		9,990,470

Tobacco — 0.6%
Altria Group, Inc.	200,030	9,879,482
British American Tobacco PLC (United Kingdom)	135,883	4,345,311
Imperial Brands PLC (United Kingdom)	94,977	2,880,085
Philip Morris International, Inc.	121,812	8,132,169

		25,237,047

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.	25,600	1,380,864
Ashtead Group PLC (United Kingdom)	18,516	387,225
Brenntag AG (Germany)	26,928	1,168,605
Bunzl PLC (United Kingdom)	80,756	2,441,656
Fastenal Co.	29,200	1,526,868
Ferguson PLC	23,245	1,489,491
Fly Leasing Ltd. (Ireland), ADR*	55,800	589,248
iMarketKorea, Inc. (South Korea)*	12,306	76,216
Inaba Denki Sangyo Co. Ltd. (Japan)	8,900	332,491
ITOCHU Corp. (Japan)	551,000	9,358,059
Mitsubishi Corp. (Japan)	45,400	1,246,970
MRC Global, Inc.*	55,500	678,765
Ramirent OYJ (Finland)	21,100	131,895
Rexel SA (France)	161,649	1,723,317
Sam Yung Trading Co. Ltd. (South Korea)*	19,721	248,129
Sumitomo Corp. (Japan)	100,700	1,428,407
W.W. Grainger, Inc.	5,300	1,496,508
Watsco, Inc.	9,200	1,280,088

		26,984,802

Transportation Infrastructure — 0.2%
Aena SME SA (Spain), 144A	7,940	1,236,227
Aeroports de Paris (France)	5,463	1,038,269
BBA Aviation PLC (United Kingdom)	113,480	316,117
DP World Ltd. (United Arab Emirates)	36,327	618,600
Hutchison Port Holdings Trust (Hong Kong), UTS	614,700	150,532
Kamigumi Co. Ltd. (Japan)	131,500	2,698,457
SATS Ltd. (Singapore)	414,567	1,416,700

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (continued)
Shanghai International Airport Co. Ltd. (China) (Class A Stock)	146,045	$1,079,049

		8,553,951

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	28,000	399,000
Boingo Wireless, Inc.*	35,700	734,349
China Mobile Ltd. (China)	42,000	404,048
MTN Group Ltd. (South Africa)	40,468	250,352
Okinawa Cellular Telephone Co. (Japan)	5,700	187,522
SoftBank Group Corp. (Japan)	112,600	7,461,819
T-Mobile US, Inc.*	78,703	5,006,298
Total Access Communication PCL (Thailand)	144,000	191,765

		14,635,153

TOTAL COMMON STOCKS (cost $2,469,349,637)		2,368,711,305

PREFERRED STOCKS — 0.2%
Automobiles — 0.1%
Porsche Automobil Holding SE (Germany) (PRFC)	55,809	3,311,275

Banks — 0.0%
Banco Bradesco SA (Brazil) (PRFC)	121,524	1,211,869
Itau Unibanco Holding SA (Brazil) (PRFC)	105,248	964,021

		2,175,890

Biotechnology — 0.0%
Grifols SA (Spain) (Class B Stock) (PRFC)	18,694	348,663

Chemicals — 0.0%
Fuchs Petrolub SE (Germany) (PRFC)	7,300	301,919

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Brazil) (PRFC)	45,700	545,110

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC) .	23,423	2,565,217

Machinery — 0.0%
Jungheinrich AG (Germany) (PRFC)	23,700	623,039

TOTAL PREFERRED STOCKS (cost $11,109,889)		9,871,113

	Units
RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/19 (cost $82,621)	176,129	80,720

	Shares

UNAFFILIATED EXCHANGE TRADED FUNDS — 2.4%
iShares MSCI Emerging Markets ETF(a)	108,000	4,218,480
iShares MSCI India ETF(a)	252,800	8,428,352
iShares MSCI Japan ETF(a)	1,587,213	80,455,827

UNAFFILIATED EXCHANGE TRADED FUNDS (continued)		Shares	Value
SPDR S&P 500 ETF Trust Fund(a)		23,700	$5,923,104

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $106,948,205)			99,025,763

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.3%
Automobiles — 0.5%
Ally Master Owner Trust,
Series 2018-2, Class A
3.290%	05/15/23	1,420	1,428,137
Ford Credit Auto Owner Trust,
Series 2015-2, Class A, 144A
2.440%	01/15/27	950	942,017
Series 2016-1, Class A, 144A
2.310%	08/15/27	830	818,687
Ford Credit Floorplan Master Owner Trust,
Series 2017-1, Class A1
2.070%	05/15/22	1,990	1,963,204
Series 2018-1, Class A1
2.950%	05/15/23	1,800	1,795,162
Series 2018-4, Class A
4.060%	11/15/30	1,180	1,179,293
GMF Floorplan Owner Revolving Trust,
Series 2016-1, Class A1, 144A
1.960%	05/17/21	2,600	2,588,071
Series 2018-1, Class A, 1 Month LIBOR + 0.300%, 144A
2.755%(c)	03/15/22	593	591,572
Hertz Fleet Lease Funding LP,
Series 2017-1, Class A1, 1 Month LIBOR + 0.650%, 144A
3.037%(c)	04/10/31	923	924,162
Mercedes-Benz Master Owner Trust,
Series 2018-AA, Class A, 1 Month LIBOR + 0.260%, 144A
2.715%(c)	05/16/22	600	599,205
Navistar Financial Dealer Note Master Owner Trust II,
Series 2018-1, Class A, 1 Month LIBOR + 0.630%, 144A
3.136%(c)	09/25/23	2,400	2,399,099
Santander Retail Auto Lease Trust,
Series 2018-A, Class A3, 144A
2.930%	05/20/21	1,100	1,098,614
Securitized Term Auto Receivables Trust (Canada),
Series 2018-1A, Class A3, 144A
3.068%	01/25/22	1,870	1,871,130

			18,198,353

Consumer Loans — 0.2%
CLUB Credit Trust,
Series 2018-NP1, Class A, 144A
2.990%	05/15/24	159	159,233
Series 2018-P3, Class A, 144A
3.820%	01/15/26	4,243	4,240,184
Consumer Loan Underlying Bond Credit Trust,
Series 2017-NP2, Class A, 144A
2.550%	01/16/24	10	9,831
Prosper Marketplace Issuance Trust,
Series 2017-3A, Class A, 144A
2.360%	11/15/23	224	223,124

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Series 2018-1A, Class A, 144A
3.110%	06/17/24	532	$530,596
Series 2018-2A, Class A, 144A
3.350%	10/15/24	1,013	1,011,048
Upgrade Receivables Trust,
Series 2018-1A, Class A, 144A
3.760%	11/15/24	2,722	2,720,291

			8,894,307

Credit Cards — 0.0%
Capital One Multi-Asset Execution Trust,
Series 2015-A8, Class A8
2.050%	08/15/23	740	729,098

Equipment — 0.2%
Dell Equipment Finance Trust,
Series 2017-2, Class A3, 144A
2.190%	10/24/22	1,030	1,022,601
Series 2018-1, Class A3, 144A
3.180%	06/22/23	1,001	1,001,323
Series 2018-2, Class A3, 144A
3.370%	10/22/23	1,088	1,092,779
DLL LLC,
Series 2018-1, Class A3, 144A
3.100%	04/18/22	140	140,082
Kubota Credit Owner Trust,
Series 2018-1A, Class A3, 144A
3.100%	08/15/22	2,950	2,964,451

			6,221,236

Home Equity Loans — 0.0%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class A2C, 1 Month LIBOR + 0.360%
2.866%(c)	10/25/35	556	555,913
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M2, 1 Month LIBOR + 0.290%
2.796%(c)	08/25/36	366	366,181

			922,094

Other — 0.2%
Domino’s Pizza Master Issuer LLC,
Series 2018-1A, Class A2I, 144A
4.116%	07/25/48	1,461	1,441,043
Finance of America Structured Securities Trust,
Series 2018-HB1, Class A, 144A
3.375%(cc)	09/25/28	800	800,401
Nationstar HECM Loan Trust,
Series 2018-2A, Class A, 144A
3.188%(cc)	07/25/28^	1,960	1,959,407
Series 2018-3A, Class A, 144A
3.555%(cc)	11/25/28^	1,106	1,106,343
Thunderbolt Aircraft Lease Ltd. (Cayman Islands),
Series 2017-A, Class A, 144A
4.212%	05/17/32	625	634,338
Verizon Owner Trust,
Series 2018-A, Class B
3.380%	04/20/23	1,400	1,413,081

			7,354,613

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities — 0.1%
CAM Mortgage Trust,
Series 2018-1, Class A1, 144A
3.960%	12/01/65	401	$403,235
Countrywide Asset-Backed Certificates Trust,
Series 2005-3, Class MV4, 1 Month LIBOR + 0.930%
3.436%(c)	08/25/35	12	11,651
Towd Point Mortgage Trust,
Series 2018-3, Class A1, 144A
3.750%(cc)	05/25/58	1,860	1,858,859
Series 2018-6, Class A1A, 144A
3.750%(cc)	03/25/58	2,821	2,822,740

			5,096,485

Student Loans — 0.1%
ALG Student Loan Trust I,
Series 2006-1A, Class A3, 3 Month LIBOR + 0.150%, 144A
2.659%(c)	10/28/23	123	122,475
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A2, 3 Month LIBOR + 0.850%
3.340%(c)	07/25/29	288	289,932
Collegiate Funding Services Education Loan Trust,
Series 2004-A, Class A4, 3 Month LIBOR + 0.340%
3.153%(c)	09/28/30	802	802,677
GCO Education Loan Funding Trust,
Series 2006-1, Class A9L, 3 Month LIBOR + 0.160%
2.849%(c)	05/25/26	446	444,552
SLM Student Loan Trust,
Series 2003-10A, Class A3, 3 Month LIBOR + 0.470%, 144A
3.258%(c)	12/15/27	1,862	1,861,232
Series 2006-5, Class A5, 3 Month LIBOR + 0.110%
2.600%(c)	01/25/27	226	225,415
Series 2007-1, Class A5, 3 Month LIBOR + 0.090%
2.580%(c)	01/26/26	225	224,637

			3,970,920

TOTAL ASSET-BACKED SECURITIES (cost $51,384,217)			51,387,106

BANK LOANS — 1.2%
Advertising — 0.0%
Acosta, Inc.,
Tranche B-1 Loan, 1 Month LIBOR + 3.250%
5.772%(c)	09/26/21	90	53,908
Applovin Corp.,
Initial Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	08/15/25^	125	123,125
Lamar Media Corp.,
Term B Loan, 1 Month LIBOR + 1.750%
4.313%(c)	03/14/25	79	76,919

			253,952

Aerospace & Defense — 0.0%
Transdigm, Inc.,
2018 New Tranche F Term Loan, 1 Month LIBOR + 2.500%
5.022%(c)	06/09/23	368	346,887
New Tranche G Term Loans, 1 Month LIBOR + 2.500%
5.022%(c)	08/22/24	123	115,846

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Aerospace & Defense (continued)
Wesco Aircraft Hardware Corp.,
Tranche A Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	10/04/21^	71	$69,580
Tranche B Term Loan, 1 Month LIBOR + 2.500%
5.022%(c)	02/28/21	125	120,208
WP CPP Holdings LLC,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%
6.280%(c)	04/30/25	45	43,204

			695,725

Auto Manufacturers — 0.0%
CH Hold Corp.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	02/01/24	93	91,516
Second Lien Initial Term Loan, 1 Month LIBOR + 7.250%
9.772%(c)	02/03/25^	25	24,750
UOS LLC,
Initial Term Loan, 1 Month LIBOR + 5.500%
8.013%(c)	04/18/23^	84	83,331

			199,597

Auto Parts & Equipment — 0.0%
Excelitas Technologies Corp.,
First Lien Initial USD Term Loan, 3 Month LIBOR + 3.500%
6.303%(c)	12/02/24	45	42,712

Biotechnology — 0.0%
Innoviva, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.500%
7.146%(c)	08/18/22^	4	4,370

Building Materials — 0.0%
Jeld-Wen, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.000%
4.803%(c)	12/14/24^	45	42,434

Chemicals — 0.1%
Chemours Co.,
Tranche B-2 US Term Loan, 1 Month LIBOR + 1.750%
4.280%(c)	04/03/25	124	119,088
Consolidated Energy Finance SA (Switzerland),
Initial Term Loan, 1 Month LIBOR + 2.500%
4.932%(c)	05/07/25	174	167,595
Element Solutions,
Term Loan
—%(p)	11/30/25^	75	72,375
Invictus US LLC,
First Lien Initial Term Loan, 2 Month LIBOR + 3.000%
5.495%(c)	03/28/25	50	48,198
Jade Germany GmbH (Germany),
Initial Dollar Term Loan, 3 Month LIBOR + 5.500%
8.094%(c)	05/31/23^	123	118,200
Kraton Polymers LLC,
Dollar Replacement Term Loan, 1 Month LIBOR + 2.500%
5.022%(c)	03/08/25	116	112,110
Messer Industrities LLC,
Term Loan
—%(p)	09/28/25	125	119,063
OCI Partners LP (Netherlands),
Initial Term Loan, 3 Month LIBOR + 4.000%
6.803%(c)	03/13/25^	124	121,581

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Chemicals (continued)
Oxea Corp.,
Tranche B-2 Term Loan, 3 Month LIBOR + 3.500%
5.938%(c)	10/14/24^	225	$216,948
Starfruit Finco BV (Netherlands),
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.599%(c)	10/01/25^	250	233,750
Trinseo Materials,
2018 Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	09/06/24	74	70,545
Tronox Finance LLC,
First Lien Blocked Dollar Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	09/23/24	37	36,277
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	09/23/24	86	83,716
W.R. Grace & Co.,
Term B1 Loan, 3 Month LIBOR + 1.750%
4.553%(c)	04/03/25	28	26,667
Term B-2 Loan, 3 Month LIBOR + 1.750%
4.136%(c)	04/03/25	47	45,714

			1,591,827

Coal — 0.0%
Foresight Energy LLC,
New Term Loan, 3 Month LIBOR + 5.750%
8.277%(c)	03/28/22	115	112,817
Murray Energy Corp.,
Superpriority Term B-2 Loan, 3 Month LIBOR + 7.250%
9.777%(c)	10/17/22^	134	111,068

			223,885

Commercial Services — 0.1%
AlixPartners LLP,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	04/04/24	99	95,074
Bright Horizons Family Solutions LLC,
New Term Loan B 2017, 1 Month LIBOR + 1.750%/PRIME + 0.750%
5.261%(c)	11/07/23	98	94,259
BrightView Landscapes LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
5.031%(c)	08/15/25^	124	118,467
CRCI Longhorn Holdings, Inc.,
First Lien Closing Date Term Loan, 1 Month LIBOR + 3.500%
5.887%(c)	08/08/25	45	43,485
EVO Payments International LLC,
First Lien Term Loan, 1 Month LIBOR + 3.250%
5.760%(c)	12/22/23	35	33,478
Financial & Risk US Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	10/01/25	250	233,000
Fly Funding II SARL (Ireland),
Term Loan, 3 Month LIBOR + 2.000%
4.600%(c)	02/09/23	189	183,222
Global Payments, Inc.,
Term Loan B-3, 1 Month LIBOR + 1.750%
4.272%(c)	04/21/23	178	170,901
Hertz Corp.,
Tranche B-1 Term Loan,1 - 3 Month LIBOR + 3.750%
6.417%(c)	06/30/23	124	118,766

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (continued)
Kingpin Intermediate Holdings LLC,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
6.020%(c)	07/03/24^	99	$98,140
KUEHG Corp.,
First Lien Term B-3 Loan, 3 Month LIBOR + 3.750%
6.553%(c)	02/21/25	437	420,214
Laureate Education, Inc.,
Series 2024 Term Loan, 3 Month LIBOR + 3.500%
6.027%(c)	04/26/24	443	434,236
Learning Care Group No. 2, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
5.759%(c)	03/13/25	84	81,252
Lineage Logistics LLC,
Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	02/27/25	248	233,840
Merrill Communications LLC,
Initial Term Loan, 3 Month LIBOR + 5.250%
7.777%(c)	06/01/22^	91	90,672
Parexel International Corp.,
Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	09/27/24	123	111,248
Prime Security Services Borrower LLC,
Term B-1 Loan, 1 Month LIBOR + 2.750%
5.272%(c)	05/02/22^	124	124,918
Syniverse Holdings, Inc.,
Tranche C Term Loan, 1 Month LIBOR + 5.000%
7.455%(c)	03/09/23^	124	107,934
Trans Union LLC,
2018 Incremental Term B-4 Loan, 1 Month LIBOR + 2.000%
4.522%(c)	06/19/25	124	119,452
Vantiv LLC,
Term Loan B-4, 1 Month LIBOR + 1.750%
4.190%(c)	08/09/24	124	118,738
Verscend Holding Corp.,
Term B Loan, 1 Month LIBOR + 4.500%
7.022%(c)	08/27/25	175	168,162
WASH Multifamily Acquisition, Inc.,
First Lien Initial US Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	05/16/22^	152	145,950
Second Lien Initial US Term Loan, 1 Month LIBOR + 7.000%
9.522%(c)	05/12/23^	35	33,600
Weight Watchers International, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%
7.560%(c)	11/29/24	204	201,186
WEX, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	06/30/23	15	14,254

			3,594,448

Computers — 0.0%
Avast Software BV,
2018 Refinancing Dollar Term Loan, 3 Month LIBOR + 2.500%
5.303%(c)	09/29/23	142	140,509
Conduent Business Services LLC,
Delayed Draw Term A Loan, 1 Month LIBOR + 2.250%
4.230%(c)	12/07/21	49	46,364
Term Loan B, 1 Month LIBOR + 2.500%
5.022%(c)	12/07/23	196	185,220

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Computers (continued)
Dell International LLC,
Refinancing Term B Loan, 1 Month LIBOR + 2.000%
4.530%(c)	09/07/23^	157	$157,160
Harland Clarke Holdings Corp.,
Initial Term Loan, 3 Month LIBOR + 4.750%
7.553%(c)	11/03/23	204	183,094
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%
11.006%(c)	09/29/25	104	102,713
Term B USD Loan, 1 Month LIBOR + 3.750%
6.272%(c)	09/30/24	273	265,826
Science Applications International Corp.,
Term Loan B, 1 Month LIBOR + 1.750%
4.272%(c)	10/31/25	50	47,656
Tempo Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	05/01/24	296	281,833

			1,410,375

Distribution/Wholesale — 0.0%
Core & Main LP,
Initial Term Loan, 3 Month LIBOR + 3.000%
5.722%(c)	08/01/24	45	42,991
CSC SW Holdco, Inc.,
Term B-1 Loan, 3 Month LIBOR + 3.250%
5.686%(c)	11/14/22	313	296,560
G-III Apparel Group, Ltd.,
First Lien Senior Secured Initial Term Loan, 1 Month LIBOR + 5.250%
7.719%(c)	12/01/22	125	123,750
Owens & Minor, Inc.,
Term B Loan, 1 Month LIBOR + 4.500%
6.849%(c)	05/02/25	100	76,309
Univar USA, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	07/01/24	100	94,875

			634,485

Diversified Financial Services — 0.0%
Blucora, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	05/22/24	88	85,463
Dakota Holding Corp.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	02/13/25	60	56,072
Flying Fortress Holdings LLC,
Refinancing Term Loan, 3 Month LIBOR + 1.750%
4.553%(c)	10/30/22	15	14,663
Focus Financial Partners LLC,
Tranche B-2 Term Loan, 1 Month LIBOR + 2.500%
4.845%(c)	07/03/24	12	11,714
GreenSky Holdings LLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
5.813%(c)	03/31/25^	15	14,113
Ocwen Loan Servicing LLC,
Restatement Effective Date Term Loan, 1 Month LIBOR + 5.000%
7.504%(c)	12/07/20	97	96,393

			278,418

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Electric — 0.0%
Calpine Construction Finance Co. LP,
Term B Loan, 1 Month LIBOR + 2.500%
5.022%(c)	01/15/25	124	$116,428
Dayton Power & Light Co.,
Term Loan, 1 Month LIBOR + 2.000%
4.510%(c)	08/24/22^	123	120,969
Exgen Renewables IV LLC,
Loan, 3 Month LIBOR + 3.000%
5.710%(c)	11/28/24^	123	116,458
Green Energy Partners/Stonewall LLC,
Term B-1 Conversion Advances, 3 Month LIBOR + 5.500%
8.303%(c)	11/13/21^	94	93,109
Talen Energy,
Term Loan
— %(p)	11/14/25	80	80,250
Vistra Operations Co. LLC,
2018 Incremental Term Loan, 1 Month LIBOR + 2.000%
4.489%(c)	12/31/25	373	357,640

			884,854

Electronics — 0.0%
TTM Technologies, Inc.,
Term B Loan, 1 Month LIBOR + 2.500%
4.849%(c)	09/30/24	229	213,295
Vectra Co.,
Initial Loan (Second Lien), 1 Month LIBOR + 7.250%
9.772%(c)	03/08/26	15	14,400
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.772%(c)	03/08/25	109	103,157

			330,852

Energy-Alternate Sources — 0.0%
Natgasoline LLC,
Initial Term Loan, 3 Month LIBOR + 3.500%
6.250%(c)	11/14/25^	105	102,638
TerraForm Power Operating LLC,
Specified Refinancing Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	11/08/22^	30	28,438
Terra-Gen Finance Co. LLC,
Term Loan, 1 Month LIBOR + 4.250%
6.770%(c)	12/09/21^	222	181,177

			312,253

Engineering & Construction — 0.0%
AECOM, Term B Loan, 1 Month LIBOR + 1.750%
4.256%(c)	02/21/25	68	64,778
American Traffic Solutions, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	02/28/25	184	178,709
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
6.735%(c)	06/21/24	123	116,415
DG Investment Intermediate Holdings 2, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	02/03/25^	95	88,882
FrontDoor, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
5.063%(c)	08/16/25^	55	52,668

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Engineering & Construction (continued)
StandardAero Aviation Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%
6.270%(c)	07/07/22	172	$169,732

			671,184

Entertainment — 0.1%
Alpha Topco Ltd. (United Kingdom),
2018 Incremental New Facility B3 (USD) Loan, 1 Month LIBOR + 2.500%
5.022%(c)	02/01/24	330	309,798
AMC Entertainment Holdings, Inc.,
2016 Incremental Term Loan, 1 Month LIBOR + 2.250%
4.705%(c)	12/15/23	79	75,407
Initial Term Loan, 1 Month LIBOR + 2.250%
4.705%(c)	12/15/22	121	116,399
AP Gaming I LLC,
October 2018 Refinancing Term B Loan, 1 Month LIBOR + 3.500%
6.022%(c)	02/15/24	30	28,834
Aristocrat Technologies, Inc.
(Australia), Term B-3 Loan, 3 Month LIBOR + 1.750%
4.219%(c)	10/19/24	133	127,066
CCM Merger, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	08/06/21	37	35,942
Crown Finance US, Inc.,
Initial Dollar Tranche Term Loan, 1 Month LIBOR + 2.500%
5.022%(c)	02/28/25	244	238,255
Eldorado Resorts, Inc.,
Initial Term Loan, 2 Month LIBOR + 2.175%
4.650%(c)	04/17/24^	195	184,430
Gateway Casinos & Entertainment Ltd. (Canada),
Initial Term Loan, 3 Month LIBOR + 3.000%
5.803%(c)	12/01/23^	100	96,764
Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%
5.530%(c)	10/21/24^	134	127,302
Greektown Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	04/25/24	79	77,684
GVC Holdings PLC (United Kingdom),
Facility B2 (USD), 1 Month LIBOR + 2.500%
5.022%(c)	03/29/24	114	110,499
Penn National Gaming, Inc.,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
4.705%(c)	10/15/25	125	120,112
Scientific Games International, Inc.,
Initial Term B-5 Loan,1 - 2Month LIBOR + 2.750%
5.259%(c)	08/14/24	401	375,857
SMG US Midco 2, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	01/23/25	25	23,944
Stars Group (Canada),
USD Term Loan, 3 Month LIBOR + 3.500%
6.303%(c)	07/10/25^	373	376,856
WMG Acquisition Corp.,
Tranche F Term Loan, 1 Month LIBOR + 2.130%
4.647%(c)	11/01/23	125	120,039

			2,545,188

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Environmental Control — 0.0%
Advanced Disposal Services, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
4.669%(c)	11/10/23	125	$119,573
EWT Holdings III Corp.,
Refinancing 2017-2 First Lien Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	12/20/24^	186	178,955
Filtration Group Corp.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	03/29/25	130	124,530

			423,058

Food Service — 0.0%
Agro Merchants North America Holdings, Inc. (Cayman Islands),
First Lien Effective Date Loan, 3 Month LIBOR + 3.750%
6.553%(c)	12/06/24^	84	80,596
Aramark Services, Inc.,
US Term B-3 Loan, 1 Month LIBOR + 1.750%
4.272%(c)	03/11/25	233	225,491

			306,087

Foods — 0.1%
Albertson’s LLC,
2018 Term B-7 Loan, 1 Month LIBOR + 3.000%
5.522%(c)	11/17/25	125	117,656
BI-LO LLC,
Initial Term Loan, 3 Month LIBOR + 8.000%
10.613%(c)	05/31/24	299	285,068
Chobani LLC,
Term Loan B, 1 Month LIBOR + 3.500%
6.022%(c)	10/10/23	176	163,177
CSM Bakery Solutions LLC,
First Lien Term Loan, 3 Month LIBOR + 4.000%
6.410%(c)	07/03/20	81	73,181
JBS USA LUX SA,
Initial Term Loan,1 - 3 Month LIBOR + 2.500%
5.162%(c)	10/30/22	372	357,045
Post Holdings, Inc.,
Replacement Series A Incremental Term Loan, 1 Month LIBOR + 2.000%
4.510%(c)	05/24/24	179	172,095
Shearer’s Foods LLC,
First Lien Term Loan, 1 Month LIBOR + 4.250%
6.772%(c)	06/30/21	123	118,403
Term Loan (Second Lien), 1 Month LIBOR + 6.750%
9.272%(c)	06/30/22	88	81,328
US Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	06/27/23	120	113,220

			1,481,173

Healthcare-Products — 0.0%
Lifescan Global Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 6.000%
8.396%(c)	09/30/24	50	46,875
Ortho-Clinical Diagnostics, Inc. (Luxembourg),
Refinancing Term Loan, 1 Month LIBOR + 3.250%
5.756%(c)	06/30/25	323	299,259

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Healthcare-Products (continued)
VVC Holding Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
6.686%(c)	07/09/25^	125	$118,453

			464,587

Healthcare-Services — 0.0%
American Renal Holdings, Inc.,
New Term Loan B, 1 Month LIBOR + 3.250%
5.772%(c)	06/21/24^	123	118,200
CVS Holdings I LP,
First Lien Initial Term Loan,1 - 3 Month LIBOR + 2.750%
5.013%(c)	02/06/25^	45	41,983
DaVita HealthCare Partners, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	06/24/21	249	246,075
HCA, Inc.,
Tranche B10 Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	03/13/25	248	243,251
LifePoint Health, Inc.,
First Lien Term B Loan, 3 Month LIBOR + 4.500%
7.129%(c)	11/14/25	175	165,229
Prospect Medical Holdings, Inc.,
Term B-1 Loan, 1 Month LIBOR + 5.500%
7.938%(c)	02/22/24^	79	78,408
Sound Physician,
First Lien Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	06/27/25	50	48,133
U.S. Anesthesia Partners, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%
5.522%(c)	06/24/24	20	18,888
US Renal Care, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
7.053%(c)	12/30/22	139	132,520
Wink Holdco, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
5.520%(c)	12/01/24	124	116,841

			1,209,528

Household Products/Wares — 0.0%
Prestige Brands, Inc.,
New Term B-4 Loan, 1 Month LIBOR + 2.000%
4.522%(c)	01/26/24	89	85,539

Insurance — 0.1%
Acrisure LLC,
First Lien Term Loan B-2, 1 Month LIBOR + 4.250%
6.772%(c)	11/22/23	157	151,005
Alliant Holdings Intermediate LLC,
Initial Term Loan (2018), 1 Month LIBOR + 2.750%
5.205%(c)	05/09/25	485	457,155
AmWINS Group, Inc.,
Term Loan (First Lien), 1 Month LIBOR + 2.750%
5.205%(c)	01/25/24	123	116,783
AssuredPartners, Inc.,
2017 September Refinancing Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/22/24	20	18,746
Asurion LLC,
Amendment No. 14 Replacement B-4 Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	08/04/22	547	524,097

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Insurance (continued)
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	11/03/23	168	$160,741
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%
9.022%(c)	08/04/25^	325	315,250
HUB International Ltd.,
Initial Term Loan, 3 Month LIBOR + 2.875%
5.365%(c)	04/25/25	244	229,555
USI, Inc.,
Term Loan B, 3 Month LIBOR + 3.000%
5.803%(c)	05/16/24	372	349,824

			2,323,156

Internet — 0.0%
Anastasia Parent LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	08/11/25^	125	116,895
Ancestry.com Operations, Inc.,
Term B Loan, 1 Month LIBOR + 3.250%
5.780%(c)	10/19/23	321	305,280
EIG Investors Corp.,
2018 Refinancing Term Loan,1 - 3 Month LIBOR + 3.750%
6.357%(c)	02/09/23	111	106,962
Go Daddy Operating Co.LLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	02/15/24	246	234,605
ION Trading Finance Ltd. (Ireland),
Initial Dollar Term Loan, 1 Month LIBOR + 4.000%
6.522%(c)	11/21/24^	123	115,504
Rodan & Fields LLC,
Closing Date Term Loan, 1 Month LIBOR + 4.000%
6.455%(c)	06/16/25^	45	40,745
Uber Technologies, Inc.,
First Lien Term Loan, 1 Month LIBOR + 4.000%
6.387%(c)	04/04/25	249	244,552
Web.com Group, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
6.170%(c)	10/10/25	110	105,669
Second Lien Term Loan, 3 Month LIBOR + 7.750%
10.170%(c)	09/17/26^	47	46,318

			1,316,530

Investment Companies — 0.0%
RPI Finance Trust,
Initial Term Loan B-6, 1 Month LIBOR + 2.000%
4.522%(c)	03/27/23	357	344,736

Leisure Products — 0.0%
Callaway Golf Co.,
Term Loan
—%(p)	12/01/25	80	79,000

Leisure Time — 0.0%
Alterra Mountain Co.,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	07/31/24	114	109,391
Equinox Holdings, Inc.,
Initial Loan (Second Lien), 1 Month LIBOR + 7.000%
9.522%(c)	09/06/24^	50	50,250
Term B-1 Loan, 1 Month LIBOR + 3.000%
5.522%(c)	03/08/24	182	175,185

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Leisure Time (continued)
Fitness International LLC,
Term Loan B, 1 Month LIBOR + 3.250%
5.772%(c)	04/18/25	45	$42,592
Hercules Achievement, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%
6.022%(c)	12/16/24	149	144,268
Life Time, Inc.,
New 2017 Refinancing Term Loan, 3 Month LIBOR + 2.750%
5.457%(c)	06/10/22	294	283,109

			804,795

Lodging — 0.1%
Boyd Gaming Corp.,
Refinancing Term B Loan, 1 Month LIBOR + 2.250%
4.666%(c)	09/15/23	201	191,103
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
5.272%(c)	12/23/24	854	815,331
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/18/24	296	279,599
Four Seasons Hotels, Ltd. (Canada),
Restated Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	11/30/23	124	118,536
Golden Nugget, Inc.,
B Term Loan, 3 Month LIBOR + 2.750%
5.216%(c)	10/04/23	323	307,757
Las Vegas Sands LLC,
Term B Loan, 1 Month LIBOR + 1.750%
4.272%(c)	03/27/25	199	189,665
Marriott Ownership Resorts, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	08/29/25	65	63,131
Wyndham Hotels & Resorts, Inc.,
Term B Loan, 1 Month LIBOR + 1.750%
4.272%(c)	05/30/25	150	143,453
Wynn America LLC,
Non-Extended Term Loan, 1 Month LIBOR + 1.750%
4.280%(c)	12/31/21^	100	96,000

			2,204,575

Machinery-Construction & Mining — 0.0%
Brookfield WEC Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	08/01/25	125	122,500
Second Lien Initial Term Loan, 1 Month LIBOR + 6.750%
9.272%(c)	08/03/26	50	49,000
North American Lifting Holdings, Inc.,
Loan (Second Lien), 3 Month LIBOR + 9.000%
11.803%(c)	11/26/21	100	82,800
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
6.707%(c)	11/30/23^	181	163,368

			417,668

Machinery-Diversified — 0.0%
CPM Holdings, Inc.,
First Lien Initial Term Loan, 2 Month LIBOR + 3.750%
6.272%(c)	11/15/25^	55	53,488

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Machinery-Diversified (continued)
Thermon Holding Corp.,
Term B Loan, 1 Month LIBOR + 3.750%
6.099%(c)	10/30/24^	70	$68,503

			121,991

Media — 0.1%
Altice Financing SA (Luxembourg),
March 2017 Term Loan, 1 Month LIBOR + 2.750%
5.197%(c)	07/15/25	123	115,584
October 2017 USD Term Loan, 1 Month LIBOR + 2.750%
5.220%(c)	01/31/26	124	114,469
Cable One, Inc.,
Incremental Term B-1 Loan, 1 Month LIBOR + 1.750%
4.280%(c)	05/01/24	64	61,139
CBS Radio, Inc.,
Term Loan B-1, 1 Month LIBOR + 2.750%
5.256%(c)	11/18/24^	243	227,626
Cengage Learning, Inc.,
Term B Loan, 1 Month LIBOR + 4.250%
6.754%(c)	06/07/23	183	154,673
Charter Communications Operating LLC,
Term B Loan, 1 Month LIBOR + 2.000%
4.530%(c)	04/30/25	495	473,220
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.705%(c)	07/17/25	231	216,718
October 2018 Incremental Term Loan, 3 Month LIBOR + 2.250%
4.745%(c)	01/15/26	175	164,719
Houghton Mifflin Harcourt Publishers, Inc.,
Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	05/28/21	113	101,691
MCC Iowa LLC,
Tranche M Term Loan, 1 Month LIBOR + 2.000%
4.420%(c)	01/15/25	30	28,391
McGraw-Hill Global Education Holdings LLC,
Term B Loan (First Lien), 1 Month LIBOR + 4.000%
6.522%(c)	05/04/22	141	127,727
NEP Group, Inc.,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/19/25	35	33,556
Numericable U.S. LLC (France),
USD TLB-11 Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	07/31/25	231	211,153
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
6.143%(c)	01/31/26	124	114,353
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	02/01/24	357	335,715
Raycom TV Broadcasting LLC,
Tranche B-1 Term Loan, PRIME + 1.250%
6.750%(c)	08/23/24^	79	78,704
Springer Nature Deutschland GMBH (Germany),
Initial Term B13 Loan, 1 Month LIBOR + 3.500%
6.016%(c)	08/15/22	107	105,498
Virgin Media Bristol LLC,
K Facility, 1 Month LIBOR + 2.500%
4.955%(c)	01/15/26	190	179,740

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media (continued)
WideOpenWest Finance LLC,
Refinancing Term B Loan, 1 Month LIBOR + 3.250%
5.720%(c)	08/18/23	373	$344,661

			3,189,337

Metal Fabricate/Hardware — 0.0%
Hillman Group, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%
6.803%(c)	05/31/25	60	56,558
Zekelman Industries, Inc.,
Term Loan, 2 Month LIBOR + 2.250%
4.860%(c)	06/14/21	240	231,024

			287,582

Mining — 0.0%
American Rock Salt Co. LLC,
2018 Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	03/21/25	84	81,410
PMHC II, Inc.,
First Lien Initial Term Loan,1 - 3 Month LIBOR + 3.500%
6.177%(c)	03/29/25^	124	110,416

			191,826

Miscellaneous Manufacturing — 0.0%
Gates Global LLC,
Initial B-2 Dollar Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	04/01/24	140	133,066

Oil & Gas — 0.0%
Apergy Corp.,
Initial Term Loan, 1 Month LIBOR + 2.500%
5.063%(c)	05/09/25^	40	37,713
California Resources Corp.,
Term Loan (08/16), 1 Month LIBOR + 10.375%
12.897%(c)	12/31/21	200	190,000
Term Loan (11/17), 1 Month LIBOR + 4.750%
7.256%(c)	12/31/22^	275	255,750
Citgo Petroleum Corp.,
Term B Loan, 3 Month LIBOR + 3.500%
6.303%(c)	07/29/21	245	239,487
Delek US Holdings, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	03/31/25^	124	120,341
Gavilan Resources LLC,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.000%
8.504%(c)	03/01/24	225	170,438
Gulf Finance LLC,
Tranche B Term Loan,1 - 3 Month LIBOR + 5.250%
7.920%(c)	08/25/23	91	68,646
Hfotco,
7 Year Term Loan B, 1 Month LIBOR + 2.750%
5.280%(c)	06/26/25	219	214,248

			1,296,623

Oil & Gas Services — 0.0%
Brazos Delaware II LLC,
Initial Term Loan, 1 Month LIBOR + 4.000%
6.470%(c)	05/21/25^	100	90,545

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Oil & Gas Services (continued)
FTS International, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
7.272%(c)	04/16/21	70	$69,140

			159,685

Packaging & Containers — 0.1%
Anchor Glass Container Corp.,
July 2017 Additional Term Loan, 1 Month LIBOR + 2.750%
5.246%(c)	12/07/23	122	101,986
Berlin Packaging LLC,
First Lien Initial Term Loan,1 - 3 Month LIBOR + 3.000%
5.563%(c)	11/07/25	229	216,549
Berry Global, Inc.,
Term S Loan, 1 Month LIBOR + 1.750%
4.137%(c)	02/08/20	242	237,307
Term T Loan, 1 Month LIBOR + 1.750%
4.137%(c)	01/06/21	453	441,406
BWAY Holding Co.,
Initial Term Loan, 3 Month LIBOR + 3.250%
5.658%(c)	04/03/24	123	115,661
Caraustar Industries, Inc.,
Refinancing Term Loan, 3 Month LIBOR + 5.500%
8.303%(c)	03/14/22	246	243,552
Charter NEX US, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	05/16/24	124	117,626
Crown Americas LLC,
Dollar Term B Loan, 1 Month LIBOR + 2.000%
4.479%(c)	04/03/25	69	68,921
Flex Acquisition Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.349%(c)	12/29/23	300	282,024
Multi-Color Corp.,
Term B Loan, 1 Month LIBOR + 2.000%
4.522%(c)	10/31/24^	50	46,530
Plastipak Packaging, Inc.,
Tranche B Term Loan (2018), 1 Month LIBOR + 2.500%
5.030%(c)	10/14/24^	20	18,766
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/05/23	613	583,259
Tricorbraun Holdings, Inc.,
First Lien Closing Date Term Loan, 3 Month LIBOR + 3.750%
6.553%(c)	11/30/23	111	109,044
First Lien Delayed Draw Term Loan, 3 Month LIBOR + 3.750%
6.540%(c)	11/30/23	11	10,988
Trident TPI Holdings, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/17/24^	149	140,020

			2,733,639

Pharmaceuticals — 0.0%
HLF Financing Sarl,
Term B Loan, 1 Month LIBOR + 3.250%
5.772%(c)	08/18/25	115	111,271
Lannett Co., Inc.,
Initial Tranche A Term Loan, 1 Month LIBOR + 5.000%
7.522%(c)	11/25/20	9	7,871

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Pharmaceuticals (continued)
Initial Tranche B Term Loan, 1 Month LIBOR + 5.375%
7.897%(c)	11/25/22	368	$298,658
NVA Holdings, Inc.,
Term B-3 Loan (First Lien), 1 Month LIBOR + 2.750%
5.272%(c)	02/02/25	134	126,008
Valeant Pharmaceuticals International, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.379%(c)	06/02/25	481	458,890

			1,002,698

Pipelines — 0.0%
BCP Raptor II LLC,
Initial Term Loan, 2 Month LIBOR + 4.750%
7.143%(c)	11/03/25^	125	115,000
BCP Raptor LLC,
Initial Term Loan, 2 Month LIBOR + 4.250%
6.869%(c)	06/24/24	149	138,517
BCP Renaissance Parent LLC,
Initial Term Loan, 3 Month LIBOR + 3.500%
6.027%(c)	10/31/24	124	120,411
Equitrans Midstream Corp.,
Term Loan
— %(p)	12/13/23^	75	73,125
GIP III Stetson I, LP,
Initial Term Loan, 3 Month LIBOR + 4.250%
6.695%(c)	07/18/25^	240	231,000
Limetree Bay Terminals LLC,
Advance, 1 Month LIBOR + 4.000%
6.522%(c)	02/15/24	68	62,470
Medallion Midland Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/30/24	69	64,333
Traverse Midstream Partners LLC,
Advance, 2 Month LIBOR + 4.000%
6.600%(c)	09/27/24	80	76,600

			881,456

Private Equity — 0.0%
HarbourVest Partners LP,
Term Loan, 1 Month LIBOR + 2.250%
4.690%(c)	03/03/25^	241	232,761

Real Estate — 0.0%
DTZ U.S. Borrower LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	08/21/25	249	237,530
Lightstone Holding Co. LLC,
2018 Refinancing Term B Facility, 1 Month LIBOR + 3.750%
6.272%(c)	01/30/24	119	112,302
2018 Refinancing Term C Facility, 1 Month LIBOR + 3.750%
6.272%(c)	01/30/24	6	6,032

			355,864

Real Estate Investment Trusts (REITs) — 0.0%
ESH Hospitality, Inc.,
Third Repriced Term Loans, 1 Month LIBOR + 2.000%
4.522%(c)	08/30/23	214	205,323
Forest City Enterprises, LP,
Initial Term Loan, 3 Month LIBOR + 4.000%
6.383%(c)	12/08/25^	70	67,900

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Real Estate Investment Trusts (REITs) (continued)
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 2.000%
4.504%(c)	12/20/24		430	$410,538

				683,761

Retail — 0.1%
Academy Ltd.,
Initial Term Loan, 1 Month LIBOR + 4.000%
6.349%(c)	07/01/22		120	79,767
ASHCO LLC,
Initial Term Loan, 1 Month LIBOR + 5.000%
7.522%(c)	09/25/24		1,315	1,256,102
B.C. Unlimited Liability Co. (Canada),
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	02/16/24		491	466,892
BJ’s Wholesale Club, Inc.,
2018 Other Term Loan, 1 Month LIBOR + 3.000%
5.432%(c)	02/05/24		367	354,947
Burlington Coat Factory Warehouse Corp.,
Term B-5 Loan, 1 Month LIBOR + 2.000%
4.480%(c)	11/17/24		108	104,361
CEC Entertainment, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.250%
5.772%(c)	02/15/21		97	89,602
EG Group (United Kingdom),
Facility B (USD) Loan, 3 Month LIBOR + 4.000%
6.813%(c)	02/07/25		40	38,092
GOBP Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
6.553%(c)	10/22/25^		90	87,300
GYP Holdings III Corp.,
2018 Incremental Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	06/02/25		314	295,989
KFC Holding Co.,
2018 Term B Loan, 1 Month LIBOR + 1.750%
4.220%(c)	04/03/25		244	237,450
K-Mac Holdings Corp.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
5.754%(c)	03/14/25		69	65,828
Party City Holdings, Inc.,
2018 Replacement Term Loan, 1 Month LIBOR + 2.500%
5.030%(c)	08/19/22		221	213,327
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 3.000%
5.380%(c)	03/11/22		99	77,962
Pure Fishing, Inc.,
Term Loan
—%(p)	12/01/25		125	120,000
Red Lobster Management LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 5.250%
7.772%(c)	07/28/21^		124	119,377
Smart & Final Stores LLC,
Term Loan (First Lien), 1 Month LIBOR + 3.500%
6.022%(c)	11/15/22		125	114,583
Sports Authority, Inc. (The),
Term B Loan, 3 Month LIBOR + 6.000%
7.500%(c)	11/16/17^	(d)	269	269

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Retail (continued)
Tacala Investment Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.772%(c)	01/31/25	69	$66,696

			3,788,544

Semiconductors — 0.0%
Cabot Microelectronics Corp.,
Initial Term Loan, 1 Month LIBOR + 2.250%
4.813%(c)	11/17/25	115	110,544
Microchip Technology, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.000%
4.530%(c)	05/29/25	158	149,818

			260,362

Software — 0.2%
Almonde, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
10.053%(c)	06/13/25	145	132,584
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%
6.303%(c)	06/13/24	259	240,635
Applied Systems, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%
5.522%(c)	09/19/24	123	117,883
Aptean, Inc.,
Second Lien Initial Term Loan, 3 Month LIBOR + 9.500%
12.310%(c)	12/20/23	45	44,587
Term Loan B, 3 Month LIBOR + 4.250%
7.060%(c)	12/20/22	58	57,212
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	07/12/24	49	46,598
BMC Software Finance, Inc.,
Term Loan
—%(p)	10/02/25	125	119,625
Bracket Intermediate Holding Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
7.001%(c)	08/15/25^	80	79,401
Ceridian HCM Holding, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	04/30/25^	125	119,388
Compuware Corp.,
Senior Secured Term Loan, 1 Month LIBOR + 3.500%
6.006%(c)	08/25/25	55	53,831
Cvent, Inc.,
First Lien Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	11/30/24	124	119,875
Digicert Holdings, Inc.,
First Lien Term Loan, 1 Month LIBOR + 4.000%
6.522%(c)	10/31/24^	174	165,420
Dynatrace LLC,
Senior Secured First Lien Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	08/22/25	100	95,750
EagleView Technology Corp.,
First Lien Term Loan, 1 Month LIBOR + 3.500%
5.955%(c)	08/14/25	70	66,500
Epicor Software Corp.,
Term B Loan, 1 Month LIBOR + 3.250%
5.600%(c)	06/01/22	360	343,690

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (continued)
First Data Corp.,
2022D New Dollar Term Loan, 1 Month LIBOR + 2.000%
4.504%(c)	07/08/22	405	$387,196
Hyland Software, Inc.,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
6.022%(c)	07/01/24	10	9,584
Ivanti Software, Inc.,
Loan (Second Lien), 1 Month LIBOR + 9.000%
11.350%(c)	01/20/25^	75	70,500
Term Loan (First Lien), 1 Month LIBOR + 4.250%
6.600%(c)	01/20/24^	147	140,235
Kronos, Inc.,
2018 New Incremental Term Loan, 3 Month LIBOR + 3.000%
5.541%(c)	11/01/23	644	612,223
Term Loan
—%(p)	11/01/24	220	216,872
MA Financeco LLC (United Kingdom),
Tranche B-2 Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	11/19/21	99	94,660
Tranche B-3 Term Loan, 1 Month LIBOR + 2.500%
5.022%(c)	06/21/24	61	56,492
MH Sub I LLC,
Amendment No. 2 Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
6.254%(c)	09/15/24	124	117,456
Open Text Corp. (Canada),
Term Loan, 1 Month LIBOR + 1.750%
4.272%(c)	05/30/25	45	43,937
Press Ganey Holdings, Inc.,
Incremental B-2018 Term Loans (First Lien), 1 Month LIBOR + 2.750%
5.272%(c)	10/23/23^	176	168,462
Renaissance Holding Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.772%(c)	05/30/25	119	110,296
Second Lien Term Loan, 1 Month LIBOR + 7.000%
9.522%(c)	05/29/26^	55	49,500
Seattle Escrow Borrower LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
5.022%(c)	06/21/24	406	377,909
Severin Acquisition LLC,
First Lien Term Loan, 1 Month LIBOR + 3.250%
5.629%(c)	08/01/25	85	81,281
Solera LLC,
Dollar Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	03/03/23	356	334,459
Sophia, LP,
Term B Loan, 3 Month LIBOR + 3.250%
6.053%(c)	09/30/22	236	225,676
SS&C Technologies, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/16/25	158	149,364
Term B-4 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/16/25	60	56,741
Term B-5 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/16/25	185	173,982
SuperMoose Borrower LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	08/29/25	90	87,413

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (continued)
TIBCO Software, Inc.,
Term B-1 Loan, 1 Month LIBOR + 3.500%
6.010%(c)	12/04/20^	88	$85,843
Vertafore, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.250%
6.053%(c)	07/02/25	250	237,054
Initial Term Loan (Second Lien), 3 Month LIBOR + 7.250%
10.053%(c)	07/02/26	75	71,672

			5,761,786

Telecommunications — 0.1%
Coral US Co-Borrower LLC,
Term B-4 Loan, 1 Month LIBOR + 3.250%
5.772%(c)	02/02/26	250	241,094
Frontier Communications Corp.,
Initial Loan, 1 Month LIBOR + 2.750%
5.280%(c)	03/31/21	348	321,646
Term B-1 Loan, 1 Month LIBOR + 3.750%
6.280%(c)	06/15/24	626	578,191
GTT Communications, Inc.,
Closing Date U.S. Term Loan, 1 Month LIBOR + 2.750%
5.270%(c)	05/31/25	100	93,157
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%
6.256%(c)	11/27/23	984	951,091
Tranche B-4 Term Loan, 1 Month LIBOR + 4.500%
7.006%(c)	01/02/24	100	99,063
Tranche B-5 Term Loan, 1 Month LIBOR + 3.750%
6.625%(c)	01/02/24	125	123,516
Level 3 Financing, Inc.,
Tranche B 2024 Term Loan, 1 Month LIBOR + 2.250%
4.754%(c)	02/22/24	420	395,850
Onvoy LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.500%
7.303%(c)	02/10/24	187	165,519
SBA Senior Finance II LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.000%
4.530%(c)	04/11/25	75	71,416
Securus Technologies Holdings, Inc.,
Initial Loan (Second Lien), 1 Month LIBOR + 8.250%
10.772%(c)	11/01/25	75	72,000
Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%
7.022%(c)	11/01/24	124	118,800
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
5.063%(c)	02/02/24	220	209,269

			3,440,612

Transportation — 0.0%
Artic LNG Carries Ltd. (Marshall Islands),
Term Loan, 1 Month LIBOR + 4.500%
7.022%(c)	05/18/23^	138	133,145
International Seaways Operating Corp.,
Initial Term Loan, 1 Month LIBOR + 6.000%
8.530%(c)	06/22/22^	107	104,511
Navios Maritime Partners LP (Monaco),
Initial Term Loan, 3 Month LIBOR + 5.000%
7.780%(c)	09/14/20	114	111,781

			349,437

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Trucking & Leasing — 0.0%
Avolon TLB Borrower LLC (Ireland),
Term B-3 Loan, 1 Month LIBOR + 2.000%
4.470%(c)	01/15/25	461	$443,050
IBC Capital Ltd. (Cayman Islands),
First Lien Tranche B-1 Term Loan, 3 Month LIBOR + 3.750%
6.551%(c)	09/11/23	74	71,553

			514,603

TOTAL BANK LOANS (cost $53,243,040)			50,562,624

COMMERCIAL MORTGAGE-BACKED

SECURITIES — 2.0%
BBCMS Mortgage Trust,
Series 2018-C2, Class A5
4.314%	12/15/51	500	518,085
BBCMS Trust,
Series 2015-STP, Class A, 144A
3.323%	09/10/28	2,348	2,352,895
Benchmark Mortgage Trust,
Series 2018-B7, Class A2
4.377%	11/15/51	1,300	1,360,185
Series 2018-B8, Class A5
4.232%	01/15/52	1,200	1,248,927
BX Commercial Mortgage Trust,
Series 2018-IND, Class B, 1 Month LIBOR + 0.900%, 144A
3.355%(c)	11/15/35	1,361	1,349,740
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class A, 144A
2.808%	04/10/28	722	719,560
Series 2015-SMRT, Class D, 144A
3.768%	04/10/28	720	719,891
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class A3
3.356%	07/10/47	1,399	1,399,673
Series 2015-GC29, Class XA, IO
1.107%(cc)	04/10/48	8,843	433,282
Series 2015-GC33, Class XA, IO
0.941%(cc)	09/10/58	7,219	339,807
Series 2016-P6, Class XA, IO
0.817%(cc)	12/10/49	6,904	274,788
Commercial Mortgage Trust,
Series 2012-CR3, Class A3
2.822%	10/15/45	689	678,288
Series 2012-LC4, Class A4
3.288%	12/10/44	1,190	1,189,734
Series 2013-CR13, Class AM
4.449%(cc)	11/10/46	1,300	1,359,042
Series 2013-CR6, Class A4
3.101%	03/10/46	1,590	1,581,076
Series 2013-CR7, Class AM, 144A
3.314%	03/10/46	568	561,620
Series 2014-CR17, Class XA, IO
1.078%(cc)	05/10/47	5,343	204,295
Series 2014-CR19, Class XA, IO
1.176%(cc)	08/10/47	1,456	58,711
Series 2014-LC17, Class XA, IO
0.892%(cc)	10/10/47	6,844	193,261

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED

SECURITIES (continued)
Series 2014-UBS4, Class XA, IO
1.178%(cc)	08/10/47	8,999	$392,298
Series 2014-UBS6, Class XA, IO
0.954%(cc)	12/10/47	4,899	194,982
Series 2015-DC1, Class XA, IO
1.128%(cc)	02/10/48	12,461	556,791
Fannie Mae Grantor Trust,
Series 2017-T1, Class A
2.898%	06/25/27	2,940	2,805,758
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class A2
2.570%	07/25/26	1,370	1,314,918
Series K064, Class A2
3.224%	03/25/27	1,842	1,837,664
Series K069, Class A2
3.187%(cc)	09/25/27	700	693,266
Series K072, Class A2
3.444%	12/25/27	200	201,729
Series K073, Class A2
3.350%	01/25/28	1,700	1,702,266
Series K075, Class A2
3.650%(cc)	02/25/28	1,700	1,741,481
Series K076, Class A2
3.900%	06/25/51	1,300	1,356,244
Series K077, Class A2
3.850%(cc)	05/25/28	1,351	1,404,299
Series K078, Class A2
3.854%	06/25/28	900	935,831
Series K079, Class A1
3.729%	02/25/28	708	729,595
Series K079, Class A2
3.926%	06/25/28	2,281	2,383,472
Series K155, Class A1
3.750%	11/25/29	49	51,140
Series K155, Class A2
3.750%	11/25/32	900	911,473
Series K157, Class A2
3.990%(cc)	05/25/33	900	930,705
Series K158, Class A2
3.900%(cc)	12/25/30	600	615,349
Series KP04, Class AG1, 1 Month LIBOR + 0.220%
2.567%(c)	07/25/20	700	699,579
GS Mortgage Securities Corp. Trust,
Series 2018-3PCK, Class A, 1 Month LIBOR + 1.450%, 144A
3.905%(c)	09/15/21	1,700	1,699,192
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS, 144A
5.209%(cc)	08/10/44	882	920,232
Series 2012-GC6, Class A3
3.482%	01/10/45	989	999,675
Series 2012-GC6, Class AS, 144A
4.948%	01/10/45	2,848	2,980,979
Series 2012-GCJ9, Class AS
3.124%	11/10/45	1,276	1,267,701
Series 2013-GC12, Class XA, IO
1.436%(cc)	06/10/46	2,360	117,821
Series 2013-GC13, Class AS, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED

SECURITIES (continued)
4.082%(cc)	07/10/46	2,300	$2,389,036
Series 2013-GC16, Class AS
4.649%	11/10/46	2,485	2,618,451
Series 2015-GC32, Class A4
3.764%	07/10/48	2,100	2,130,666
Series 2015-GC34, Class XA, IO
1.339%(cc)	10/10/48	4,097	270,349
Series 2018-HART, Class A, 1 Month LIBOR + 1.090%, 144A
3.545%(c)	10/15/31	859	858,464
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
1.117%(cc)	04/15/47	1,782	29,307
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class AS
4.117%	05/15/45	3,428	3,478,216
Series 2013-C10, Class A5
3.143%	12/15/47	740	734,440
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31	1,400	1,423,981
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	1,812	1,881,285
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	2,000	94,237
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class A4
2.918%	02/15/46	1,958	1,930,382
Series 2013-C11, Class A4
4.137%(cc)	08/15/46	464	483,390
Series 2014-C17, Class ASB
3.477%	08/15/47	660	665,480
Series 2015-C25, Class XA, IO
1.119%(cc)	10/15/48	4,697	260,126
Morgan Stanley Capital I Trust,
Series 2011-C2, Class A4, 144A
4.661%	06/15/44	720	743,398
Series 2018-BOP, Class A, 1 Month LIBOR + 0.850%, 144A
3.305%(c)	08/15/33	1,710	1,687,950
MSCG Trust,
Series 2016-SNR, Class A, 144A
3.348%(cc)	11/15/34	1,153	1,123,181
RETL,
Series 2018-RVP, Class A, 1 Month LIBOR + 1.100%, 144A
3.555%(c)	03/15/33	1,903	1,899,473
UBS Commercial Mortgage Trust,
Series 2017-C7, Class XA, IO
1.070%(cc)	12/15/50	4,265	295,503
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class ASEC, 144A
4.179%	05/10/63	824	839,920
Series 2013-C6, Class A3FL, 1 Month LIBOR + 0.790%, 144A
3.211%(c)	04/10/46	1,178	1,191,657
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class A4
3.166%	02/15/48	1,300	1,275,912

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED

SECURITIES (continued)
Series 2015-C31, Class XA, IO
1.067%(cc)	11/15/48	4,362	$246,061
Series 2018-C46, Class XA, IO
0.950%(cc)	08/15/51	2,864	177,707
Series 2018-C48, Class A5
4.302%	01/15/52	1,200	1,249,936
WFRBS Commercial Mortgage Trust,
Series 2012-C9, Class A3
2.870%	11/15/45	1,369	1,358,300
Series 2013-C11, Class A5
3.071%	03/15/45	1,737	1,724,015
Series 2013-C12, Class A4
3.198%	03/15/48	1,254	1,248,926
Series 2013-C14, Class A3FL, 1 Month LIBOR + 0.720%, 144A
3.175%(c)	06/15/46	1,190	1,189,120
Series 2014-C24, Class XA, IO
0.873%(cc)	11/15/47	2,756	100,605
Series 2014-C25, Class A5
3.631%	11/15/47	2,370	2,389,290
Series 2014-LC14, Class XA, IO
1.299%(cc)	03/15/47	2,302	107,076

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $84,326,785)			84,083,140

CORPORATE BONDS — 10.4%
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.850%	12/15/20	1,050	1,036,172
3.800%	10/07/24	963	961,040
4.750%	10/07/44	458	459,875
Harris Corp.,
Sr. Unsec’d. Notes
4.400%	06/15/28	1,200	1,194,564
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.090%	09/15/52	185	172,681
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	250	237,221
4.030%	10/15/47	1,070	973,176
United Technologies Corp.,
Sr. Unsec’d. Notes
3.350%	08/16/21	940	937,457
4.625%	11/16/48	400	386,275

			6,358,461

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.250%	08/09/42	308	248,420
5.375%	01/31/44	300	279,740
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.540%	08/15/47	1,200	955,261

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (continued)
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	06/15/22		710	$694,655
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.750%	07/21/22		715	709,243
4.250%	07/21/25		500	491,792
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.250%	11/10/44		100	91,199
4.375%	11/15/41		100	90,942
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
3.250%	06/12/20		303	301,140
4.000%	06/12/22		945	934,814
4.450%	06/12/25		91	87,745
5.850%	08/15/45		600	557,418
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		100	85,000

				5,527,369

Airlines — 0.1%
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27		570	551,003
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		1,000	993,357
3.400%	04/19/21		539	534,502
3.800%	04/19/23		1,000	984,003
United Airlines 2018-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.600%	09/01/27		1,961	1,961,820

				5,024,685

Auto Manufacturers — 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.700%	04/06/22		2,351	2,283,433
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21		1,010	985,478
2.850%	01/06/22		1,795	1,753,298
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		906	698,694
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.681%	01/09/20		1,136	1,117,181
3.339%	03/28/22		675	637,140
4.140%	02/15/23	(a)	1,100	1,045,561
4.250%	09/20/22		1,200	1,150,377
5.875%	08/02/21		550	564,063
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		90	76,524
5.150%	04/01/38		600	512,618
5.200%	04/01/45		203	168,237

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
5.400%	04/01/48	585	$498,214
6.750%	04/01/46	217	210,079
General Motors Financial Co., Inc.,
Gtd. Notes
2.650%	04/13/20	970	953,804
3.150%	01/15/20	950	944,251
3.250%	01/05/23	1,000	941,722
4.350%	04/09/25	1,100	1,042,201
Sr. Unsec’d. Notes
4.150%	06/19/23	1,400	1,364,092
Hyundai Capital America,
Sr. Unsec’d. Notes, MTN, 144A
3.000%	10/30/20	1,060	1,048,059
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
4.750%	11/13/28	950	920,071

			18,915,097

Banks — 2.6%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, MTN, 144A
4.750%	10/12/23	500	495,052
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
4.000%	04/14/19	1,200	1,200,636
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
2.625%	04/19/21	3,475	3,427,737
3.500%	04/19/26	900	866,103
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	900	912,265
Sub. Notes
6.110%	01/29/37	1,468	1,613,386
7.750%	05/14/38	600	775,968
Sub. Notes, MTN
4.200%	08/26/24	1,178	1,168,340
4.450%	03/03/26	620	612,929
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
4.500%	11/25/23	500	488,993
Bank of Nova Scotia (The) (Canada),
Sub. Notes
4.500%	12/16/25	1,040	1,035,548
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.750%	11/08/19	450	446,726
3.200%	08/10/21	687	667,658
3.250%	01/12/21	1,040	1,018,470
3.684%	01/10/23	1,200	1,153,027
Sub. Notes
4.836%	05/09/28	487	447,100
BNP Paribas SA (France),
Gtd. Notes, MTN
2.450%	03/17/19	710	709,178
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
2.550%	06/16/22	757	737,127

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Capital One NA,
Sr. Unsec’d. Notes
2.950%	07/23/21	1,070	$1,052,401
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24	1,000	962,499
Citibank NA,
Sr. Unsec’d. Notes
2.000%	03/20/19	900	897,754
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.350%	08/02/21	914	887,916
2.700%	10/27/22	500	481,976
2.750%	04/25/22	750	728,531
3.878%(ff)	01/24/39	200	178,653
8.125%	07/15/39	667	925,363
Sub. Notes
4.400%	06/10/25	1,000	978,644
4.600%	03/09/26	420	414,515
5.500%	09/13/25	607	636,979
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	10/30/20	771	756,382
2.650%	05/26/22	500	485,768
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21	259	252,567
Sub. Notes
4.350%	08/01/25	565	554,765
Comerica, Inc.,
Sr. Unsec’d. Notes
2.125%	05/23/19	882	877,994
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 144A
2.750%	03/10/22	1,350	1,324,584
Compass Bank,
Sr. Unsec’d. Notes
2.875%	06/29/22	503	481,986
3.500%	06/11/21	1,400	1,396,098
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.625%	12/01/23	528	535,355
Credit Suisse AG (Switzerland),
Sub. Notes, MTN
5.400%	01/14/20	500	507,734
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.574%	01/09/23	890	868,223
4.207%(ff)	06/12/24	1,400	1,396,376
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21	1,074	1,070,141
3.800%	09/15/22	870	863,653
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.875%	09/12/23	1,000	962,673
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19	1,130	1,127,853

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
2.700%	07/13/20		940	$914,279
3.150%	01/22/21		1,200	1,159,655
Sr. Unsec’d. Notes, GMTN
2.850%	05/10/19		910	904,530
Sub. Notes
4.875%(ff)	12/01/32		427	332,010
Discover Bank,
Sr. Unsec’d. Notes
3.100%	06/04/20		480	476,713
3.200%	08/09/21		500	494,806
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		1,430	1,898,011
First Horizon National Corp.,
Sr. Unsec’d. Notes
3.500%	12/15/20		1,321	1,320,920
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.200%	02/23/23		3,300	3,200,882
3.500%	11/16/26		1,100	1,016,016
3.750%	02/25/26		750	709,235
4.017%(ff)	10/31/38		450	396,003
4.411%(ff)	04/23/39		200	183,321
6.250%	02/01/41		691	788,125
Sub. Notes
6.750%	10/01/37		520	587,228
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23		2,160	2,113,900
3.950%(ff)	05/18/24	(a)	1,800	1,790,280
4.041%(ff)	03/13/28		454	434,366
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.300%	01/14/22		690	666,202
4.000%	05/15/25		515	517,690
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		200	196,648
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.375%	01/12/23		1,300	1,204,257
Sub. Notes, MTN, 144A
5.017%	06/26/24		700	634,818
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.550%	03/01/21		2,600	2,563,339
3.514%(ff)	06/18/22		1,200	1,202,715
3.797%(ff)	07/23/24		1,000	1,001,805
3.882%(ff)	07/24/38		400	363,275
4.625%	05/10/21		700	720,388
5.400%	01/06/42		751	824,875
5.600%	07/15/41		125	140,828
Sub. Notes
3.875%	09/10/24		723	711,414
4.125%	12/15/26		710	692,733
KeyBank NA,
Sr. Unsec’d. Notes
2.350%	03/08/19		630	629,188

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%(ff)	11/07/23	952	$901,480
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.500%	05/18/22	750	728,546
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.950%	03/01/21	725	717,716
2.998%	02/22/22	680	670,479
3.455%	03/02/23	1,000	993,861
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24	1,115	1,105,505
Sr. Unsec’d. Notes, GMTN
2.500%	04/21/21	850	831,976
3.125%	01/23/23	980	957,406
3.875%	01/27/26	2,770	2,701,778
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21	1,680	1,639,725
3.971%(ff)	07/22/38	1,000	911,260
6.375%	07/24/42	612	748,964
Sub. Notes, MTN
4.875%	11/01/22	430	443,112
PNC Bank NA,
Sr. Unsec’d. Notes
1.450%	07/29/19	450	446,132
Regions Bank,
Sub. Notes
6.450%	06/26/37	559	654,223
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.750%	08/14/22	1,490	1,437,523
3.200%	02/08/21	633	628,951
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.500%	07/29/19	910	903,298
2.350%	10/30/20	1,050	1,037,229
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24	1,723	1,690,659
Sub. Notes
5.125%	05/28/24	720	698,088
6.000%	12/19/23	1,243	1,258,044
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.400%	01/18/23	1,150	1,103,596
4.450%	12/03/21	1,000	1,017,326
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.934%	03/09/21	630	623,369
Synovus Financial Corp.,
Sr. Unsec’d. Notes
3.125%	11/01/22	1,448	1,366,536
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.800%	07/13/21	1,600	1,548,303

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.450%	12/01/20	1,000	$981,313
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
3.491%	05/23/23	600	585,139
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/12/22	630	606,544
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.100%	07/26/21	1,108	1,073,407
Sub. Notes
5.375%	11/02/43	767	800,421
Sub. Notes, GMTN
4.300%	07/22/27	710	698,402
4.900%	11/17/45	250	243,769
Sub. Notes, MTN
4.650%	11/04/44	500	470,701
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
3.550%	08/14/23	1,100	1,095,349
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.800%	01/11/22	677	664,354

			105,158,565

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21	640	629,373
3.300%	02/01/23	1,310	1,273,777
4.700%	02/01/36	927	859,698
4.900%	02/01/46	827	766,948
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	04/15/48	900	806,634
4.750%	04/15/58	1,300	1,131,297
Molson Coors Brewing Co.,
Gtd. Notes
5.000%	05/01/42	300	282,383

			5,750,110

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.125%	05/01/20	960	947,208
4.400%	05/01/45	200	187,038
4.663%	06/15/51	435	409,852

			1,544,098

Building Materials — 0.0%
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
3.950%	04/04/28	1,700	1,619,858

Chemicals — 0.2%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
2.450%	05/01/20	950	941,326

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
3.300%	05/01/23		1,000	$989,168
Consolidated Energy Finance SA (Switzerland),
Gtd. Notes, 3 Month LIBOR + 3.750% (Cap N/A, Floor
3.750%), 144A
6.538%(c)	06/15/22		150	149,624
Dow Chemical Co. (The),
Sr. Unsec’d. Notes, 144A
5.550%	11/30/48		200	202,790
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44		1,350	1,225,936
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27		500	455,163
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22		1,900	1,855,300
4.250%	11/15/23		328	329,682
5.625%	11/15/43		500	507,890
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26		248	241,795
4.900%	06/01/43		400	382,209
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/20		55	52,250

				7,333,133

Commercial Services — 0.1%
Moody’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/15/21		820	804,171
3.250%	06/07/21		1,726	1,719,343
Western Union Co. (The),
Sr. Unsec’d. Notes
4.250%	06/09/23		1,200	1,207,415

				3,730,929

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
3.850%	05/04/43		436	412,883
4.375%	05/13/45		233	236,627
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		72	71,787
4.420%	06/15/21		1,600	1,597,360
5.450%	06/15/23		1,830	1,862,282
6.020%	06/15/26		500	502,261
8.350%	07/15/46	(a)	1,000	1,082,790

				5,765,990

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23		1,450	1,378,531
3.500%	05/26/22		498	482,840
4.125%	07/03/23		1,144	1,116,032
5.000%	10/01/21		720	731,321

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/21		750	$731,147
2.625%	07/01/22		800	758,323
3.375%	06/01/21		440	435,802
4.750%	03/01/20		500	506,889
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23		1,000	973,121
Discover Financial Services,
Sr. Unsec’d. Notes
5.200%	04/27/22		1,490	1,545,776
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		1,040	1,003,658
4.418%	11/15/35		525	439,722
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20	(a)	357	354,602
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		1,130	1,183,625
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19		526	522,528
3.750%	08/15/21		745	725,031
4.250%	08/15/24		250	230,018
USAA Capital Corp.,
Sr. Unsec’d. Notes, MTN, 144A
2.000%	06/01/21		641	623,048

				13,742,014

Electric — 0.9%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
2.150%	11/13/20		1,000	980,054
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.400%	02/01/20		710	705,364
3.250%	04/15/28		1,000	951,274
5.150%	11/15/43		300	320,162
6.125%	04/01/36		658	787,636
Cleco Corporate Holdings LLC,
Sr. Sec’d. Notes
3.743%	05/01/26		578	551,380
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes
5.950%	12/15/36		350	392,368
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28		1,300	1,238,437
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/44		200	199,633
4.500%	05/15/58		500	481,754
Dominion Energy, Inc.,
Jr. Sub. Notes, 3 Month LIBOR + 2.825%
5.628%(c)	06/30/66		1,000	930,000
Sr. Unsec’d. Notes
2.000%	08/15/21		1,381	1,327,037

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.800%	09/01/21		821	$785,824
3.750%	09/01/46		500	432,277
Duke Energy Indiana LLC,
First Mortgage
4.900%	07/15/43		377	408,059
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27		500	470,771
6.400%	09/15/20		2,246	2,342,318
Edison International,
Sr. Unsec’d. Notes
2.950%	03/15/23		495	467,591
Emera US Finance LP (Canada),
Gtd. Notes
2.700%	06/15/21		304	296,156
4.750%	06/15/46		410	394,213
Eversource Energy,
Sr. Unsec’d. Notes
2.500%	03/15/21		1,369	1,345,487
Exelon Corp.,
Jr. Sub. Notes 3.497%	06/01/22		2,550	2,493,643
Sr. Unsec’d. Notes
2.850%	06/15/20		314	311,512
3.950%	06/15/25		473	466,860
4.450%	04/15/46		602	566,248
5.100%	06/15/45		500	514,693
FirstEnergy Corp.,
Sr. Unsec’d. Notes
4.250%	03/15/23		1,500	1,523,998
4.850%	07/15/47		300	299,523
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.450%	07/15/20		973	971,762
3.700%	09/01/24		643	625,960
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22		1,030	995,574
Oglethorpe Power Corp.,
First Mortgage
4.250%	04/01/46	(a)	600	553,723
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.000%	11/15/21		920	883,481
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25		1,000	977,561
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20		898	885,387
2.850%	11/15/20		1,040	1,026,384
3.400%	02/01/28		1,050	959,384
3.800%	02/01/38		1,400	1,196,931
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21		1,075	1,043,962
4.250%	07/01/36		250	235,963

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		500	$469,195
4.350%	05/15/44		200	192,433
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		500	485,028
4.600%	12/01/48		500	521,502
WEC Energy Group, Inc.,
Jr. Sub. Notes, 3 Month LIBOR + 2.113%
4.729%(c)	05/15/67		1,300	1,060,683
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
2.400%	03/15/21		630	620,367

				35,689,552

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
3.125%	09/15/21		351	347,853
3.200%	04/01/24		482	467,367
Fortive Corp.,
Sr. Unsec’d. Notes
2.350%	06/15/21		1,057	1,030,644

				1,845,864

Foods — 0.2%
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.150%	03/15/28	(a)	825	768,067
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.800%	10/22/21		450	450,159
4.300%	05/01/24		1,400	1,391,551
4.600%	11/01/25		650	652,059
5.300%	11/01/38		500	472,471
General Mills, Inc.,
Sr. Unsec’d. Notes
3.200%	04/16/21		577	573,831
3.700%	10/17/23	(a)	1,620	1,610,547

				5,918,685

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
2.650%	11/17/22		1,000	957,382
4.375%	05/15/47		400	372,118
4.800%	02/15/44		223	215,900
5.250%	02/15/43		250	256,693
Sr. Unsec’d. Notes,
144A 3.650%	06/15/23		1,800	1,803,046
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		825	771,472

				4,376,611

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21		1,425	1,412,620

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products (continued)
4.750%	11/30/36		1,015	$1,059,595
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22		178	172,397
3.363%	06/06/24		418	401,479
4.685%	12/15/44		277	259,262
Boston Scientific Corp.,
Sr. Unsec’d. Notes
7.000%	11/15/35		300	375,143
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.300%	02/15/22		945	940,975

				4,621,471

Healthcare-Services — 0.1%
Children’s Hospital Medical Center,
Sec’d. Notes
4.268%	05/15/44		485	492,261
Dartmouth-Hitchcock Health,
Sec’d. Notes
4.178%	08/01/48		400	387,147
Montefiore Obligated Group,
Unsec’d. Notes
5.246%	11/01/48		334	323,370
South Nassau Communities Hospital,
Unsec’d. Notes
4.649%	08/01/48		320	276,917
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
7.500%	01/01/22		60	60,900
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.125%	03/15/21		630	616,842
2.875%	12/15/21		470	468,481
3.350%	07/15/22		1,304	1,309,976
3.750%	07/15/25		500	506,133
4.200%	01/15/47		200	198,725
4.625%	07/15/35		480	508,797

				5,149,549

Home Builders — 0.0%
D.R. Horton, Inc.,
Gtd. Notes
2.550%	12/01/20		1,200	1,171,121
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	03/15/27	(a)	400	362,000

				1,533,121

Insurance — 0.6%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28		1,700	1,701,202
Sr. Unsec’d. Notes, MTN, 144A
2.250%	03/11/19		454	453,160
American International Group, Inc.,
Jr. Sub. Notes
5.750%(ff)	04/01/48		800	696,000
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
4.200%	04/01/28	(a)	1,500	$1,445,045
4.750%	04/01/48		500	457,561
4.800%	07/10/45		500	466,421
6.400%	12/15/20		190	200,638
Aon Corp.,
Gtd. Notes
5.000%	09/30/20		1,045	1,075,485
Aon PLC,
Gtd. Notes
3.875%	12/15/25		840	828,919
4.450%	05/24/43		500	453,347
4.750%	05/15/45		480	470,986
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.350%	04/20/28		1,600	1,512,012
5.000%	04/20/48		900	798,328
Guardian Life Insurance Co. of America (The),
Sub. Notes, 144A
4.850%	01/24/77		550	541,250
4.875%	06/19/64		150	150,568
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43		500	464,495
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22		373	384,573
5.000%	06/01/21		669	687,060
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.800%	07/15/21		1,609	1,658,192
MassMutual Global Funding II,
Sec’d. Notes, 144A
2.500%	04/13/22		1,000	976,310
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45		400	372,851
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
2.650%	04/08/22		990	964,819
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		1,000	1,311,707
Nuveen Finance LLC,
Sr. Unsec’d. Notes, 144A
4.125%	11/01/24		197	200,663
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67		500	439,275
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		520	530,916
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		500	478,562
4.900%	09/15/44		935	969,521
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24		2,560	2,540,962
5.750%	08/15/42		700	697,651

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Voya Financial, Inc.,
Gtd. Notes
3.650%	06/15/26	500	$472,667
4.700%(ff)	01/23/48	450	354,375
4.800%	06/15/46	200	190,497
5.700%	07/15/43	350	377,957
Willis North America, Inc.,
Gtd. Notes
4.500%	09/15/28	1,000	992,161

			26,316,136

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	1,010	981,677

Investment Companies — 0.0%
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/25	725	690,281

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/10/39	123	142,065

Lodging — 0.0%
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	08/08/25	740	732,785

Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	850	831,906
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20	520	516,622
3.650%	09/15/23	450	450,326
Wabtec Corp.,
Gtd. Notes
4.150%	03/15/24	1,400	1,352,885

			3,151,739

Media — 0.4%
21st Century Fox America, Inc.,
Gtd. Notes
4.500%	02/15/21	1,220	1,252,565
4.750%	09/15/44	500	532,455
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22	1,400	1,413,448
4.908%	07/23/25	720	715,939
5.375%	05/01/47	1,660	1,504,241
6.484%	10/23/45	400	411,175
Comcast Corp.,
Gtd. Notes
1.625%	01/15/22	1,323	1,266,155
3.700%	04/15/24	1,090	1,096,654
3.950%	10/15/25	1,600	1,618,940
4.500%	01/15/43	1,168	1,127,348

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
4.950%	10/15/58		1,280	$1,301,314
5.150%	03/01/20		1,642	1,680,839
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23		1,040	995,012
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		340	273,327
5.875%	11/15/40		900	859,551
6.550%	05/01/37		200	205,248

				16,254,211

Mining — 0.0%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.750%(ff)	10/19/75		587	608,707
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
7.500%	07/27/35		650	758,875

				1,367,582

Miscellaneous Manufacturing — 0.0%
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
5.750%	06/15/43		150	172,126
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
4.650%	11/01/44		395	385,448

				557,574

Oil & Gas — 0.6%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		429	507,312
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.850%	03/15/21		640	655,283
6.600%	03/15/46		850	938,552
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44		900	724,631
4.750%	04/15/43		250	214,440
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.814%	02/10/24		1,700	1,715,809
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.450%	11/15/21		1,595	1,583,516
3.900%	02/01/25		1,009	979,749
Sr. Unsec’d. Notes, GMTN
4.950%	06/01/47		300	289,153
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22	(a)	1,640	1,556,869
3.800%	09/15/23		1,800	1,736,446
4.250%	04/15/27	(a)	250	227,706
5.200%	09/15/43		1,000	884,169
5.400%	06/15/47		400	344,423
5.700%	10/15/19		299	304,196

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Chesapeake Energy Corp.,
Gtd. Notes, 3 Month LIBOR + 3.250%
5.686%(c)	04/15/19	125	$124,375
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	365	451,720
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	515	636,802
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21	75	69,750
9.250%	03/31/22	50	46,125
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes, 144A
4.500%	09/14/47	240	205,080
Encana Corp. (Canada),
Sr. Unsec’d. Notes
7.200%	11/01/31	200	226,190
7.375%	11/01/31	410	479,559
8.125%	09/15/30	600	755,641
EQT Corp.,
Sr. Unsec’d. Notes
2.500%	10/01/20	1,031	1,008,149
Hess Corp.,
Sr. Unsec’d. Notes
5.800%	04/01/47	900	807,793
7.300%	08/15/31	200	216,409
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31	400	479,020
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41	300	323,622
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44	150	129,205
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.350%	02/12/28	600	523,500
5.375%	03/13/22	500	489,750
6.000%	03/05/20	637	648,625
6.350%	02/12/48	574	459,200
6.375%	01/23/45	400	322,000
Gtd. Notes, MTN
4.625%	09/21/23	820	769,570
6.750%	09/21/47	1,500	1,240,335
6.875%	08/04/26	585	568,620
Phillips 66,
Gtd. Notes
4.875%	11/15/44	241	235,172
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38	250	287,931
6.850%	06/01/39	500	607,100

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23	100	$87,500

			24,860,997

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.250%	09/15/22	200	190,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Sr. Sec’d. Notes, 3 Month LIBOR + 3.500%, 144A
5.936%(c)	07/15/21	125	124,531

			315,031

Pharmaceuticals — 0.6%
Allergan Funding SCS,
Gtd. Notes
3.000%	03/12/20	1,199	1,194,602
4.550%	03/15/35	1,131	1,072,864
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
9.000%	12/15/25	55	54,725
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	301	292,952
4.400%	07/15/44	100	85,588
4.625%	06/25/38	900	817,326
4.875%	06/25/48	600	539,245
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23	1,415	1,410,288
4.125%	11/15/25	685	684,035
4.375%	10/15/28	2,766	2,781,437
4.800%	08/15/38	1,011	992,918
4.900%	12/15/48	300	293,519
CVS Health Corp.,
Sr. Unsec’d. Notes
2.125%	06/01/21	675	651,284
3.700%	03/09/23	600	593,577
4.100%	03/25/25	1,671	1,654,327
4.300%	03/25/28	1,130	1,104,698
4.780%	03/25/38	1,717	1,645,325
4.875%	07/20/35	1,200	1,159,743
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes, 144A
3.912%	08/27/21	541	544,367
4.272%	08/28/23	372	371,685
4.900%	08/28/28	662	673,635
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20	371	365,198
4.750%	11/15/21	658	676,837
4.800%	07/15/46	500	479,335
Mylan NV,
Gtd. Notes
5.250%	06/15/46	500	421,324

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Mylan, Inc.,
Gtd. Notes, 144A
4.550%	04/15/28		1,210	$1,127,752
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.500%	03/15/21		363	356,830
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21		2,146	2,075,147
2.875%	09/23/23		275	259,962
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.800%	07/21/23		340	292,823

				24,673,348

Pipelines — 0.8%
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23		840	816,211
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20		661	658,727
DCP Midstream Operating LP,
Gtd. Notes
2.700%	04/01/19		792	785,565
Gtd. Notes,144A
4.750%	09/30/21		216	213,299
5.350%	03/15/20		1,435	1,440,381
5.850%(ff)	05/21/43		1,094	875,200
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
3.500%	06/10/24		300	292,103
4.250%	12/01/26		167	165,134
5.500%	12/01/46	(a)	550	586,991
Energy Transfer Operating LP,
Gtd. Notes
3.600%	02/01/23		1,100	1,059,769
4.200%	09/15/23		885	872,203
6.000%	06/15/48		228	222,029
Enterprise Products Operating LLC,
Gtd. Notes
2.850%	04/15/21	(a)	640	633,614
4.900%	05/15/46		325	314,788
5.100%	02/15/45		1,404	1,409,093
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes,144A
4.350%	07/15/25		500	510,427
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.950%	09/01/22		344	343,837
5.000%	10/01/21		928	954,278
6.500%	09/01/39		200	213,303
Kinder Morgan, Inc.,
Gtd. Notes
5.050%	02/15/46		400	365,255
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23		1,560	1,514,194
4.000%	02/15/25		220	213,665

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
4.500%	07/15/23	500	$505,006
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.600%	12/15/19	430	423,649
3.650%	06/01/22	2,303	2,260,925
3.850%	10/15/23	1,223	1,196,585
4.650%	10/15/25	450	442,549
4.900%	02/15/45	500	427,279
5.150%	06/01/42	392	352,440
Southeast Supply Header LLC,
Sr. Unsec’d. Notes, 144A
4.250%	06/15/24	960	967,869
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	612	572,460
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47	1,317	1,193,473
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34	350	334,560
7.625%	01/15/39	500	622,794
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22	317	314,285
5.375%	06/01/21	795	818,831
5.450%	04/01/44	1,000	896,178
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22	2,150	2,109,601
3.700%	01/15/23	372	362,890
4.300%	03/04/24	710	707,525
4.550%	06/24/24	740	747,185
5.100%	09/15/45	500	461,958
5.400%	03/04/44	400	381,250
5.750%	06/24/44	600	603,018

			31,162,376

Real Estate — 0.0%
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22	1,000	988,466

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20	224	222,249
4.700%	07/01/30	1,336	1,352,104
Boston Properties LP,
Sr. Unsec’d. Notes
3.200%	01/15/25	500	477,437
3.850%	02/01/23	1,190	1,192,119
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23	1,342	1,334,713
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	710	686,290
3.875%	08/15/22	1,537	1,532,495
4.125%	06/15/26	502	486,101

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Camden Property Trust,
Sr. Unsec’d. Notes
4.250%	01/15/24		929	$947,425
Corporate Office Properties LP,
Gtd. Notes
3.700%	06/15/21		710	703,992
Digital Realty Trust LP,
Gtd. Notes
3.400%	10/01/20		780	777,510
3.950%	07/01/22		715	719,248
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		710	707,806
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24		750	738,120
Healthcare Trust of America Holdings LP,
Gtd. Notes
2.950%	07/01/22		966	938,926
Hudson Pacific Properties LP,
Gtd. Notes
3.950%	11/01/27		435	404,365
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.200%	05/01/21		710	705,825
3.300%	02/01/25		1,508	1,437,311
Lexington Realty Trust,
Gtd. Notes
4.400%	06/15/24		513	505,354
Liberty Property LP,
Sr. Unsec’d. Notes
4.400%	02/15/24		940	965,132
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22		1,500	1,447,475
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.375%	08/01/23		434	435,828
4.500%	01/15/25		490	482,567
4.950%	04/01/24		410	416,087
5.250%	01/15/26		1,085	1,104,091
Regency Centers LP,
Gtd. Notes
3.750%	06/15/24		710	702,617
SBA Tower Trust,
Asset-Backed, 144A
3.156%	10/08/20		780	772,223
3.168%	04/11/22		990	973,366
Simon Property Group LP,
Sr. Unsec’d. Notes
4.750%	03/15/42		393	405,545
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25		487	465,012
4.250%	02/01/26	(a)	450	441,569
4.625%	07/15/22		194	199,192
Tanger Properties LP,
Sr. Unsec’d. Notes
3.750%	12/01/24		700	678,868

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP,
Gtd. Notes
4.000%	03/01/28	628	$608,635
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.250%	08/15/22	1,740	1,719,424
Washington Prime Group LP,
Sr. Unsec’d. Notes
3.850%	04/01/20	710	699,369
Welltower, Inc.,
Sr. Unsec’d. Notes
3.950%	09/01/23	1,092	1,094,721
4.950%	09/01/48	400	396,026

			29,877,137

Retail — 0.2%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/22	1,175	1,184,136
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
3.700%	05/15/23	1,400	1,376,668
4.000%	05/15/25	830	797,924
4.200%	05/15/28	500	473,599
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22	681	667,248
2.750%	12/09/20	639	634,566
4.700%	12/09/35	365	366,609
4.875%	12/09/45	923	929,133
6.300%	03/01/38	188	224,539
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.350%	06/01/28	500	497,875
Starbucks Corp.,
Sr. Unsec’d. Notes
3.800%	08/15/25	1,758	1,738,519
4.500%	11/15/48	400	372,351

			9,263,167

Semiconductors — 0.0%
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A
3.922%	06/01/21	533	528,729
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.200%	09/16/21	920	899,243

			1,427,972

Software — 0.0%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/23	250	251,557
Microsoft Corp.,
Sr. Unsec’d. Notes
4.875%	12/15/43	385	432,588

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (continued)
Oracle Corp.,
Sr. Unsec’d. Notes
5.375%	07/15/40		215	$237,566

				921,711

Telecommunications — 0.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.800%	02/17/21		420	414,754
3.000%	06/30/22		309	301,353
3.400%	05/15/25		720	677,990
3.600%	02/17/23		411	408,453
4.500%	05/15/35		905	812,511
5.150%	03/15/42		250	233,528
5.150%	02/15/50		700	648,486
5.550%	08/15/41		1,808	1,772,704
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/21		700	680,651
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.300%	02/15/48		325	309,190
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	08/15/21	(a)	500	482,824
2.946%	03/15/22		2,100	2,077,876
3.125%	03/16/22	(a)	850	844,334
4.522%	09/15/48		625	585,784
4.862%	08/21/46		2,878	2,828,413
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.125%	05/30/25		450	444,551
4.375%	05/30/28		500	485,034
5.250%	05/30/48		500	469,418

				14,477,854

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45		400	387,809
4.150%	12/15/48		500	486,927
CH Robinson Worldwide, Inc.,
Sr. Unsec’d. Notes
4.200%	04/15/28		433	434,215
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/44		447	414,517
4.650%	03/01/68		400	361,430

				2,084,898

Trucking & Leasing — 0.0%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.125%	10/01/23		125	119,375

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Trucking & Leasing (continued)
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
4.000%	08/01/20	30		$29,250

				148,625

TOTAL CORPORATE BONDS (cost $443,272,990)				430,000,794

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, BABs
7.350%	11/01/39	500		690,245

Illinois — 0.0%
State of Illinois,
General Obligation Unlimited
5.877%	03/01/19	1,370		1,376,055

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
2.850%	02/01/24	745		729,608
New York City Water & Sewer System,
Revenue Bonds, BABs
6.011%	06/15/42	200		258,144
New York State Urban Development Corp.,
Revenue Bonds
2.670%	03/15/23	615		607,768

				1,595,520

Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Revenue Bonds
5.050%	08/15/49	205		213,134

TOTAL MUNICIPAL BONDS (cost $3,914,563)				3,874,954

RESIDENTIAL MORTGAGE-BACKED

SECURITIES — 1.2%
Banc of America Funding Corp.,
Series 2015-R3, Class 10A1, 1 Month LIBOR + 0.140%, 144A
2.455%(c)	06/27/36	933		909,215
BCAP LLC Trust,
Series 2010-RR2, Class 5A2, 144A
5.000%(cc)	12/26/36	238		239,662
Series 2010-RR11, Class 6A1, 144A
3.738%(cc)	03/27/36	416		414,925
Series 2012-RR5, Class 8A5, 144A
2.501%(cc)	07/26/36	144		141,721
Citigroup Mortgage Loan Trust,
Series 2009-5, Class 5A1, 144A
4.588%(cc)	01/25/37	100		101,793
Series 2014-8, Class 2A1, 144A
3.450%(cc)	06/27/37	1,257		1,239,511
CSMC Trust,
Series 2009-5R, Class 2A2, 144A
3.963%(cc)	06/25/36	—	(r)	354
Series 2010-9R, Class 2A5, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
4.000%(cc)	02/27/38	276	$279,214
Series 2014-3R, Class 2A1, 1 Month LIBOR +0.700%,144A
3.015%(c)	05/27/37	400	393,044
Series 2015-1R, Class 6A1, 1 Month LIBOR + 0.280%, 144A
2.595%(c)	05/27/37	941	904,367
Series 2018-SITE, Class A, 144A
4.284%	04/15/24	915	942,313
Fannie Mae REMICS,
Series 2005-47, Class SW, IO, 1 Month LIBOR x (1) + 6.720%
4.214%(c)	06/25/35	1,936	271,271
Series 2005-79, Class ZC
5.900%	09/25/35	82	91,400
Series 2006-116, Class SG, IO, 1 Month LIBOR x (1) + 6.640%
4.134%(c)	12/25/36	1,588	265,165
Series 2007-40, Class SE, IO, 1 Month LIBOR x (1) + 6.440%
3.934%(c)	05/25/37	915	126,645
Series 2010-95, Class ZC
5.000%	09/25/40	828	885,896
Series 2010-135, Class ZA
4.500%	12/25/40	220	237,154
Series 2010-150, Class ZC
4.750%	01/25/41	406	431,746
Series 2011-4, Class PZ
5.000%	02/25/41	180	199,095
Series 2012-9, Class SH, IO, 1 Month LIBOR x (1) + 6.550%
4.044%(c)	06/25/41	164	21,171
Series 2012-14, Class JS, IO, 1 Month LIBOR x (1) + 6.650%
4.144%(c)	12/25/30	127	13,446
Series 2012-67, Class AI, IO
4.500%	07/25/27	580	51,939
Series 2012-100, Class WI, IO
3.000%	09/25/27	351	29,630
Series 2012-149, Class DA
1.750%	01/25/43	399	381,724
Series 2012-149, Class GA
1.750%	06/25/42	408	385,362
Series 2013-51, Class GI, IO
3.000%	10/25/32	311	25,699
Series 2013-133, Class IB, IO
3.000%	04/25/32	245	24,044
Series 2013-134, Class SA, IO, 1 Month LIBOR x (1) + 6.050%
3.544%(c)	01/25/44	86	12,516
Series 2015-28, Class JE
3.000%	05/25/45	981	982,439
Series 2015-28, Class P
2.500%	05/25/45	1,429	1,402,079
Series 2015-42, Class IL, IO
6.000%	06/25/45	526	119,981
Series 2015-70, Class JC
3.000%	10/25/45	780	773,303

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-19, Class AH
3.000%	04/25/46	1,104	$1,106,381
Series 2017-30, Class AI, IO
5.500%	05/25/47	297	60,721
FirstKey Mortgage Trust,
Series 2015-1, Class A9, 144A
3.000%(cc)	03/25/45	688	682,555
Freddie Mac REMICS,
Series 2933, Class ZM
5.750%	02/15/35	232	259,715
Series 2935, Class ZK
5.500%	02/15/35	471	501,379
Series 2996, Class ZD
5.500%	06/15/35	174	188,928
Series 3115, Class SM, IO, 1 Month LIBOR x (1) + 6.600%
4.145%(c)	02/15/36	1,395	185,492
Series 3237, Class C
5.500%	11/15/36	253	272,796
Series 3871, Class KB
5.500%	06/15/41	353	387,460
Series 3955, Class YI, IO
3.000%	11/15/21	144	4,941
Series 4055, Class BI, IO
3.500%	05/15/31	218	18,727
Series 4135, Class AB
1.750%	06/15/42	303	289,566
Series 4149, Class IO, IO
3.000%	01/15/33	138	16,949
Series 4314, Class AI, IO
5.000%	03/15/34	75	7,418
Series 4386, Class AZ
4.500%	11/15/40	862	913,488
Series 4427, Class LI, IO
3.500%	02/15/34	389	48,449
Series 4471, Class PA
4.000%	12/15/40	927	948,190
Series 4683, Class LM
3.000%	05/15/47	454	452,229
Gosforth Funding PLC (United Kingdom),
Series 2018-1A, Class A1, 3 Month LIBOR + 0.450%, 144A
3.139%(c)	08/25/60	1,875	1,868,736
Government National Mortgage Assoc.,
Series 2010-116, Class QB
4.000%	09/16/40	1,353	1,407,096
Series 2010-158, Class MS, 1 Month LIBOR x (2) + 10.000%
5.060%(c)	12/20/40	287	297,671
Series 2010-160, Class DY
4.000%	12/20/40	811	853,275
Series 2010-170, Class B
4.000%	12/20/40	182	188,840
Series 2011-94, Class SA, IO, 1 Month LIBOR x (1) + 6.100%
3.630%(c)	07/20/41	105	13,898
Series 2011-H05, Class FB, 1 Month LIBOR + 0.500%
2.814%(c)	12/20/60	1,034	1,036,862

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-H21, Class DF, 1 Month LIBOR + 0.650%
2.964%(c)	05/20/61	27	$26,901
Series 2013-124, Class ES, 1 Month LIBOR x (1.333) + 8.667%
5.373%(c)	04/20/39	210	210,123
Series 2013-124, Class ST, 1 Month LIBOR x (1.333) + 8.800%
5.506%(c)	08/20/39	681	687,789
Series 2013-149, Class MA
2.500%	05/20/40	972	954,269
Series 2014-2, Class BA
3.000%	01/20/44	211	212,002
Series 2014-25, Class HC
3.000%	02/20/44	144	143,690
Series 2015-H13, Class FL, 1 Month LIBOR + 0.280%
2.594%(c)	05/20/63	188	187,644
Series 2015-H13, Class HA
2.500%	08/20/64	2,250	2,236,885
Series 2015-H17, Class HA
2.500%	05/20/65	1,808	1,797,533
Series 2016-H20, Class FM, 1 Month LIBOR + 0.400%
2.714%(c)	12/20/62	233	233,046
Series 2017-134, Class BA
2.500%	11/20/46	386	374,643
Series 2017-H06, Class FA, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.350%
3.010%(c)	08/20/66	1,748	1,751,437
Holmes Master Issuer PLC (United Kingdom),
Series 2018-2A, Class A2, 3 Month LIBOR + 0.420%, 144A
2.856%(c)	10/15/54	1,945	1,937,002
JPMorgan Resecuritization Trust,
Series 2012-2, Class 6A1, 1 Month LIBOR + 0.210%, 144A
2.507%(c)	06/21/36	251	249,118
Permanent Master Issuer PLC (Netherlands),
Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A
2.816%(c)	07/15/58	2,377	2,364,421
Seasoned Credit Risk Transfer Trust,
Series 2017-1, Class MA
3.000%	01/25/56	932	918,968
Series 2018-2, Class MA
3.500%	11/25/57	210	210,897
Series 2018-3, Class M55D
4.000%	08/25/57	843	862,046
Series 2018-3, Class MA
3.500%	08/25/57	6,708	6,725,529
Series 2018-4, Class MA
3.500%	11/25/57	983	983,462
Seasoned Loans Structured Transaction,
Series 2018-1, Class A1
3.500%	06/25/28	399	397,533
Series 2018-1, Class A2
3.500%	06/25/28	100	98,360
Thornburg Mortgage Securities Trust,
Series 2003-4, Class A1, 1 Month LIBOR + 0.640%
3.146%(c)	09/25/43	795	787,824

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage Loan Trust,
Series 2011-RR4, Class 2A1, 144A
3.800%(cc)	06/27/36		51	$51,254
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR10, Class 2A15
4.513%(cc)	06/25/35		932	959,157
WinWater Mortgage Loan Trust,
Series 2015-1, Class A9, 144A
2.500%(cc)	01/20/45		238	235,226

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $50,586,726)				49,906,345

SOVEREIGN BONDS — 0.2%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.500%	07/21/21		920	890,528
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	02/10/48		400	355,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		584	530,856
5.550%	01/21/45	(a)	1,050	1,061,025
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50		411	482,514
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.400%	02/08/22		1,560	1,538,581
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.375%	01/31/22		904	893,232
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55		200	190,202
5.100%	06/18/50		400	392,600

TOTAL SOVEREIGN BONDS (cost $6,553,133)				6,334,538

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
Federal Home Loan Mortgage Corp., MTN
1.500%	01/17/20		180	177,981
Federal Home Loan Mortgage Corp.
2.375%	01/13/22		1,376	1,370,521
3.000%	TBA	(tt)	6,900	6,723,782
3.000%	11/01/33		2,208	2,196,272
3.000%	06/01/45		1,305	1,276,858
3.000%	02/01/46		82	79,999
3.000%	04/01/46		136	132,603
3.000%	04/01/46		128	124,847
3.000%	05/01/46		1,820	1,776,989
3.000%	05/01/46		251	244,576
3.000%	06/01/46		1,802	1,758,922
3.000%	06/01/46		126	123,391
3.000%	07/01/46		212	207,243
3.000%	07/01/46		130	126,641
3.000%	08/01/46		820	800,312
3.000%	10/01/46		20	19,850

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/46		1,096	$1,069,065
3.000%	11/01/46		724	706,101
3.000%	11/01/46		434	422,740
3.000%	12/01/46		392	382,846
3.000%	04/01/47		543	529,918
3.500%	TBA	(tt)	1,600	1,599,079
3.500%	03/01/32		2,604	2,651,163
3.500%	07/01/32		684	696,160
3.500%	07/01/32		565	575,457
3.500%	02/01/34		1,630	1,659,197
3.500%	04/01/43		2,444	2,462,378
3.500%	08/01/44		38	37,840
3.500%	06/01/45		2,755	2,764,676
3.500%	06/01/45		428	429,216
3.500%	10/01/45		546	548,152
3.500%	12/01/45		528	529,828
3.500%	04/01/46		2,615	2,623,103
3.500%	04/01/46		1,140	1,143,957
3.500%	05/01/46		2,568	2,579,035
3.500%	05/01/46		529	530,908
3.500%	11/01/46		262	263,048
4.000%	TBA	(tt)	6,500	6,626,318
4.000%	01/01/36		1,952	2,025,560
4.000%	02/01/42		903	929,643
4.000%	07/01/42		1,891	1,945,073
4.000%	11/01/42		1,176	1,210,380
4.000%	09/01/43		669	688,837
4.000%	02/01/45		351	359,629
4.000%	04/01/46		708	722,546
4.000%	04/01/46		46	46,671
4.000%	04/01/46		17	17,477
4.000%	10/01/47		19	19,440
4.000%	04/01/48		183	187,045
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750%
4.449%(c)	12/01/40		304	315,362
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.883%
4.496%(c)	10/01/42		101	105,756
Federal Home Loan Mortgage Corp.
4.500%	TBA	(tt)	100	103,509
4.500%	05/01/39		203	211,927
4.500%	09/01/39		51	53,418
4.500%	10/01/39		1,478	1,546,993
4.500%	10/01/39		285	298,772
4.500%	08/01/40		184	192,173
4.500%	11/01/40		287	300,987
4.500%	03/01/41		80	83,615
4.500%	04/01/41		131	137,250
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750%
4.500%(c)	07/01/41		595	615,638
Federal Home Loan Mortgage Corp.
4.500%	01/01/42		112	117,011
6.250%	07/15/32		48	64,091
Federal National Mortgage Assoc.
1.250%	08/17/21		135	130,731
1.375%	10/07/21		540	523,766
1.500%	11/30/20		445	436,182
1.875%	09/24/26		132	122,820
2.125%	04/24/26		150	142,875

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	TBA	(tt)	300	$292,975
2.500%	12/01/27		27	26,918
2.500%	11/01/32		597	583,612
2.500%	12/01/32		922	901,262
2.500%	01/01/33		723	704,612
2.500%	01/01/33		698	680,021
2.500%	01/01/33		586	570,459
2.500%	01/01/33		498	484,793
2.500%	04/01/47		476	449,370
Federal National Mortgage Assoc., 12 Month LIBOR + 1.818%
2.728%(c)	02/01/42		179	186,420
Federal National Mortgage Assoc.
2.875%	09/12/23		5,489	5,553,627
Federal National Mortgage Assoc., 12 Month LIBOR + 1.800%
2.987%(c)	01/01/42		238	247,735
Federal National Mortgage Assoc.
3.000%	TBA	(tt)	2,650	2,579,511
3.000%	08/01/27		41	41,092
3.000%	08/01/27		41	40,981
3.000%	10/01/27		142	142,494
3.000%	11/01/27		48	48,503
3.000%	12/01/27		70	70,317
3.000%	01/01/28		65	65,184
3.000%	02/01/28		62	62,195
3.000%	03/01/28		66	66,062
3.000%	04/01/28		62	61,827
3.000%	05/01/28		69	69,079
3.000%	06/01/28		69	68,782
3.000%	07/01/28		63	63,632
3.000%	08/01/28		71	71,627
3.000%	09/01/28		74	74,037
3.000%	01/01/29		72	72,065
3.000%	03/01/29		71	70,802
3.000%	08/01/32		33	32,787
3.000%	01/01/33		426	424,731
3.000%	03/01/33		1,041	1,039,373
3.000%	10/01/42		1,226	1,205,289
3.000%	12/01/42		484	475,843
3.000%	01/01/43		1,247	1,225,865
3.000%	07/01/43		275	270,359
3.000%	07/01/46		2,904	2,836,283
3.000%	11/01/46		97	94,919
3.000%	12/01/46		4,837	4,717,413
3.500%	TBA	(tt)	10,900	10,889,849
3.500%	TBA	(tt)	8,100	8,184,639
3.500%	TBA	(tt)	100	101,201
3.500%	10/01/30		299	303,261
3.500%	10/01/30		237	239,747
3.500%	07/01/32		1,596	1,625,889
3.500%	07/01/32		161	163,566
3.500%	09/01/32		2,099	2,131,081
3.500%	08/01/33		210	212,932
3.500%	12/01/33		100	101,222
3.500%	08/01/43		31	30,755
3.500%	03/01/46	(k)	7,470	7,534,874
3.500%	04/01/46		758	760,075
3.500%	07/01/46		1,567	1,570,987

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	02/01/48		2,889	$2,889,578
3.500%	03/01/48		1,306	1,306,198
3.500%	03/01/48		928	928,542
3.500%	03/01/48		582	581,548
3.500%	04/01/48		319	318,768
3.500%	04/01/48		35	34,992
3.500%	10/01/56		1,668	1,663,151
4.000%	TBA	(tt)	12,550	12,793,156
4.000%	TBA	(tt)	200	203,875
4.000%	11/01/31		110	112,606
4.000%	05/01/37		1,976	2,031,843
4.000%	11/01/40		163	167,452
4.000%	12/01/45		481	493,398
4.000%	02/01/46		40	41,413
4.000%	03/01/46		1,584	1,624,634
4.000%	05/01/46		232	238,428
4.000%	05/01/46		26	27,044
4.000%	06/01/46		20	20,348
4.000%	07/01/46		232	237,765
4.000%	07/01/46		26	26,211
4.000%	08/01/46		241	247,482
4.000%	09/01/46		247	253,708
4.000%	10/01/46		210	215,465
4.000%	05/01/47		142	145,078
4.000%	06/01/47		22	22,293
4.000%	07/01/47		73	74,525
4.000%	10/01/47		1,698	1,731,674
4.000%	12/01/47		315	320,665
4.000%	12/01/47		23	23,966
4.000%	12/01/47		23	23,602
4.000%	01/01/48		988	1,007,466
4.000%	01/01/48		37	37,330
4.000%	02/01/48		2,229	2,274,595
4.000%	02/01/48		24	24,288
4.000%	03/01/48		275	279,911
4.000%	03/01/48		25	25,270
4.000%	03/01/48		25	25,255
4.000%	04/01/48		2,139	2,185,212
4.000%	04/01/48		877	894,612
4.000%	04/01/48		136	139,017
4.000%	04/01/48		24	24,693
4.000%	04/01/48		24	24,362
4.000%	04/01/48		24	24,133
4.000%	04/01/48		23	24,038
4.000%	04/01/48		23	23,928
4.000%	05/01/48		68	69,760
4.000%	05/01/48		25	25,303
4.500%	TBA	(tt)	5,825	6,031,719
4.500%	TBA	(tt)	100	103,549
4.500%	07/01/39		10	10,100
4.500%	11/01/39		72	75,906
4.500%	12/01/39		1,275	1,335,237
4.500%	11/01/40		132	137,601
4.500%	12/01/40		78	82,028
4.500%	12/01/40		12	12,449
4.500%	03/01/41		27	28,028
4.500%	04/01/41		55	57,261
4.500%	05/01/41		69	72,070

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/01/41		15	$15,355
4.500%	07/01/41		21	21,621
4.500%	08/01/41		240	250,888
4.500%	08/01/41		12	12,309
4.500%	09/01/41		8	8,194
4.500%	10/01/41		80	83,799
4.500%	01/01/42		199	207,504
4.500%	02/01/42		34	35,086
4.500%	03/01/42		47	48,618
4.500%	05/01/42		339	353,541
4.500%	06/01/42		71	73,328
4.500%	07/01/42		47	49,470
4.500%	09/01/42		889	931,111
4.500%	10/01/42		266	276,505
4.500%	10/01/42		243	254,444
4.500%	10/01/42		87	90,249
4.500%	08/01/44		58	60,218
4.500%	10/01/44		216	225,960
4.500%	03/01/46		958	1,001,773
4.500%	03/01/46		98	102,318
4.500%	06/01/46		118	123,363
4.500%	10/01/46		55	57,082
4.500%	11/01/46		59	62,023
4.500%	12/01/46		115	120,483
4.500%	01/01/47		93	96,869
4.500%	01/01/47		73	76,623
4.500%	02/01/47		907	944,321
4.500%	02/01/47		102	106,357
4.500%	02/01/47		84	87,408
4.500%	07/01/48		750	777,006
4.500%	08/01/56		580	602,654
Federal National Mortgage Assoc., 12 Month LIBOR + 1.807%
4.591%(c)	12/01/40		328	341,632
Federal National Mortgage Assoc.
5.000%	05/01/35		3	2,857
5.000%	07/01/35		162	172,362
5.000%	06/01/39		1,009	1,064,722
5.000%	03/01/44		142	148,816
5.000%	03/01/44		87	91,440
5.000%	08/01/56		532	564,382
5.259%	08/01/41		186	198,132
5.500%	04/01/39		629	679,750
5.500%	09/01/39		72	76,732
5.625%	07/15/37		299	394,047
6.000%	07/01/39		276	303,672
6.500%	10/01/37		765	865,121
6.500%	08/01/39		1,361	1,532,611
6.509%	02/01/39		208	221,932
6.625%	11/15/30		150	201,064
7.250%	05/15/30		416	578,047
Government National Mortgage Assoc.
3.000%	TBA	(tt)	9,200	9,055,711
3.000%	TBA	(tt)	2,300	2,263,928
3.000%	06/20/42		402	399,167
3.000%	01/20/43		503	499,349
3.000%	01/15/45		106	104,408
3.000%	01/15/45		73	71,634
3.000%	01/15/45		65	63,681

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/15/45		40	$39,678
3.000%	01/15/45		35	34,202
3.000%	02/15/45		256	252,276
3.000%	02/15/45		171	169,405
3.000%	02/15/45		49	47,990
3.000%	03/15/45		591	582,994
3.000%	03/15/45		379	373,266
3.000%	03/15/45		373	368,145
3.000%	03/15/45		260	256,717
3.000%	03/15/45		217	213,495
3.000%	03/15/45		183	179,992
3.000%	03/15/45		134	132,607
3.000%	03/15/45		129	127,423
3.000%	03/15/45		116	114,789
3.000%	03/15/45		100	98,605
3.000%	03/15/45		64	63,338
3.000%	03/15/45		62	61,410
3.000%	03/15/45		51	50,764
3.000%	05/15/45		156	154,234
3.000%	06/15/45		239	235,710
3.000%	06/15/45		49	48,206
3.000%	06/15/45		42	41,195
3.000%	07/15/45		417	410,759
3.000%	07/15/45		235	231,185
3.000%	07/15/45		208	205,060
3.000%	07/15/45		141	139,139
3.000%	07/15/45		136	133,665
3.000%	07/15/45		85	83,457
3.000%	07/15/45		83	82,004
3.000%	07/15/45		78	76,747
3.000%	07/15/45		71	70,209
3.000%	07/15/45		68	67,151
3.000%	07/15/45		68	66,837
3.000%	01/20/48		83	82,158
3.500%	TBA	(tt)	8,450	8,488,949
3.500%	TBA	(tt)	3,500	3,521,602
3.500%	12/20/41		1,465	1,483,622
3.500%	02/20/43		2,183	2,217,512
3.500%	05/20/43		1,039	1,051,194
3.500%	04/20/46		41	41,191
3.500%	05/20/46		589	592,914
3.500%	05/20/46		402	404,689
3.500%	05/20/46		385	387,311
3.500%	05/20/46		295	297,154
3.500%	05/20/46		57	56,961
3.500%	05/20/46		39	39,696
3.500%	05/20/46		37	37,240
3.500%	05/20/46		36	36,052
3.500%	05/20/46		28	27,815
3.500%	05/20/46		21	21,433
3.500%	06/20/46		1,507	1,517,707
3.500%	06/20/46		471	474,637
3.500%	06/20/46		339	341,612
3.500%	06/20/46		124	124,617
3.500%	06/20/46		42	42,628
3.500%	06/20/46		36	36,332
3.500%	06/20/46		32	32,158
3.500%	06/20/46		28	28,083

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/20/46		2,562	$2,591,749
4.000%	TBA	(tt)	100	102,391
4.000%	10/20/40		144	149,210
4.000%	11/20/40		1,655	1,709,415
4.000%	01/20/41		1,502	1,551,572
4.000%	02/20/41		28	29,127
4.000%	03/20/41		597	616,943
4.000%	10/20/41		449	464,037
4.000%	05/20/42		128	131,405
4.000%	08/20/44		38	38,739
4.000%	10/20/44		271	278,854
4.000%	11/20/44		602	621,319
4.000%	12/20/44		15	15,753
4.000%	10/20/45		1,691	1,737,310
4.000%	01/15/47		118	120,891
4.000%	01/15/47		115	117,879
4.000%	01/20/47		1,417	1,452,282
4.000%	07/20/47		83	85,091
4.000%	08/20/48		199	203,436
4.500%	TBA	(tt)	7,600	7,854,570
4.500%	08/15/39		159	165,687
4.500%	09/15/39		754	787,450
4.500%	10/15/39		51	53,284
4.500%	10/15/39		18	18,250
4.500%	11/15/39		48	49,950
4.500%	11/15/39		27	27,741
4.500%	02/15/40		78	81,969
4.500%	03/15/40		99	103,690
4.500%	06/15/40	(k)	682	712,751
4.500%	06/15/40		76	79,032
4.500%	07/15/40		6	6,664
4.500%	10/15/40		12	12,588
4.500%	08/20/41		1,265	1,327,016
5.000%	11/15/33		8	8,075
5.000%	05/15/34		259	272,952
5.000%	06/15/40	(k)	112	117,452
6.000%	05/15/40		667	715,617

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $245,638,131)				244,065,351

U.S. TREASURY OBLIGATIONS — 12.6%
U.S. Treasury Bonds
2.250%	08/15/46		1,133	968,317
2.500%	02/15/45		1,335	1,209,844
2.500%	02/15/46		6,447	5,820,433
2.500%	05/15/46		1,215	1,095,731
2.750%	11/15/42		999	955,177
2.750%	08/15/47		975	923,394
2.750%	11/15/47		215	203,435
2.875%	05/15/43		1,229	1,199,763
2.875%	08/15/45		1,101	1,072,357
2.875%	11/15/46		1	972
3.000%	11/15/44		788	786,800
3.000%	05/15/45		193	192,631
3.000%	11/15/45		540	538,882
3.000%	02/15/47		1,305	1,301,330
3.000%	05/15/47		807	803,532

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.000%	02/15/48		285	$283,475
3.000%	08/15/48		754	750,436
3.125%	02/15/42		871	891,618
3.125%	02/15/43		1,030	1,050,640
3.125%	08/15/44		865	883,010
3.125%	05/15/48		1,280	1,304,299
3.375%	05/15/44		868	924,488
3.375%	11/15/48		21,234	22,707,109
3.500%	02/15/39		1,400	1,531,305
3.625%	08/15/43		19	21,031
3.625%	02/15/44		162	179,453
3.750%	11/15/43		42,100	47,548,330
3.875%	08/15/40		1,027	1,179,325
4.250%	11/15/40		23	27,794
4.375%	02/15/38		6,036	7,393,864
4.375%	05/15/40		954	1,171,110
4.375%	05/15/41		1	1,231
4.500%	05/15/38	(a)	5,881	7,320,237
4.625%	02/15/40		3,350	4,245,602
4.750%	02/15/41		775	1,001,476
5.000%	05/15/37		9	11,813
5.250%	11/15/28		897	1,092,518
5.250%	02/15/29		25	30,558
6.125%	11/15/27		651	827,101
7.875%	02/15/21		1,198	1,329,874
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/20		2,260	2,209,221
0.125%	04/15/21		1,965	1,911,009
0.125%	01/15/22		1,814	1,761,176
0.125%	04/15/22		1,915	1,852,779
0.125%	07/15/22		1,870	1,816,727
0.125%	01/15/23		1,880	1,815,715
0.125%	07/15/24		1,827	1,752,412
0.125%	07/15/26		1,545	1,450,947
0.250%	01/15/25		1,832	1,754,329
0.375%	07/15/23		1,865	1,823,126
0.375%	07/15/25		1,830	1,763,999
0.375%	01/15/27		1,534	1,456,666
0.375%	07/15/27		1,515	1,437,657
0.500%	01/15/28		1,503	1,434,237
0.625%	07/15/21		1,644	1,625,714
0.625%	04/15/23		1,875	1,844,055
0.625%	01/15/24		1,860	1,830,628
0.625%	01/15/26		1,648	1,604,582
0.625%	02/15/43		615	538,786
0.750%	07/15/28		1,476	1,444,523
0.750%	02/15/42		831	754,355
0.750%	02/15/45		1,034	924,503
0.875%	02/15/47		745	683,662
1.000%	02/15/46		760	720,317
1.000%	02/15/48		730	691,887
1.125%	01/15/21		1,548	1,540,786
1.250%	07/15/20		1,353	1,350,358
1.375%	01/15/20		881	874,876
1.375%	02/15/44		928	957,688
1.750%	01/15/28		706	749,819
2.000%	01/15/26		877	935,506
2.125%	02/15/40		372	437,235
2.125%	02/15/41		473	559,019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.375%	01/15/25	1,203	$1,301,073
2.375%	01/15/27	705	777,944
2.500%	01/15/29	681	774,775
3.375%	04/15/32	275	352,565
3.625%	04/15/28	594	729,042
3.875%	04/15/29	723	919,648
U.S. Treasury Notes
0.750%	07/15/19	13,040	12,915,203
1.125%	08/31/21	2,171	2,095,524
1.125%	09/30/21	1,704	1,643,495
1.250%	01/31/20	1	986
1.250%	03/31/21	1,749	1,702,542
1.250%	10/31/21	2,075	2,005,779
1.375%	01/15/20	2,023	1,997,475
1.375%	02/15/20	1	986
1.375%	03/31/20	32,064	31,593,060
1.375%	04/30/20	19,907	19,600,619
1.375%	08/31/20	2,134	2,093,737
1.375%	09/30/20	2,395	2,347,942
1.375%	10/31/20	1,656	1,622,363
1.375%	01/31/21	2,272	2,219,904
1.375%	05/31/21	1,485	1,446,831
1.500%	04/15/20	1,987	1,960,533
1.500%	05/15/20	1,442	1,421,497
1.500%	05/31/20	1	985
1.500%	02/28/23	808	776,280
1.500%	08/15/26	2,477	2,285,032
1.625%	03/15/20	1,961	1,939,092
1.625%	06/30/20	1,627	1,605,010
1.625%	11/30/20	1,665	1,637,554
1.625%	11/15/22	1	968
1.625%	10/31/23	1,741	1,671,020
1.625%	02/15/26	1,136	1,063,403
1.625%	05/15/26	1,066	995,834
1.750%	11/15/20	1,255	1,237,450
1.750%	12/31/20	2,066	2,036,543
1.750%	11/30/21	582	569,877
1.750%	02/28/22	1	978
1.750%	03/31/22	1,289	1,260,098
1.750%	04/30/22	539	526,515
1.750%	05/15/22	1,261	1,230,908
1.750%	09/30/22	1,883	1,833,277
1.750%	01/31/23	849	824,425
1.750%	05/15/23	1,758	1,703,475
1.875%	12/31/19	14,350	14,245,738
1.875%	02/28/22	1,344	1,319,588
1.875%	03/31/22	2,357	2,312,806
1.875%	04/30/22	2,297	2,253,033
1.875%	07/31/22	525	514,110
1.875%	08/31/22	1,875	1,834,863
1.875%	09/30/22	2,065	2,020,070
2.000%	11/30/20	2,276	2,254,929
2.000%	01/15/21	459	454,374
2.000%	11/15/21	1	987
2.000%	12/31/21	2,368	2,335,625
2.000%	11/30/22	68	66,762
2.000%	02/15/23	1,718	1,684,512
2.000%	04/30/24	1,277	1,243,279
2.000%	02/15/25	832	804,798
2.000%	08/15/25	287	276,686

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.000%	11/15/26	1,174	$1,121,047
2.125%	01/31/21	1	794
2.125%	08/15/21	1	991
2.125%	06/30/22	5,252	5,189,633
2.125%	12/31/22	44	43,380
2.125%	02/29/24	1,176	1,153,445
2.125%	03/31/24	1,695	1,661,563
2.125%	09/30/24	1	977
2.125%	11/30/24	1,249	1,219,092
2.125%	05/15/25	40,611	39,519,580
2.250%	03/31/21	443	440,716
2.250%	12/31/23	1,375	1,357,598
2.250%	01/31/24	1,390	1,371,919
2.250%	10/31/24	1,574	1,547,746
2.250%	11/15/24	586	575,905
2.250%	11/15/25	2,804	2,742,115
2.250%	02/15/27	40,918	39,732,017
2.250%	08/15/27	1,931	1,868,771
2.250%	11/15/27	801	773,747
2.375%	08/15/24	17,404	17,244,237
2.375%	05/15/27	1,789	1,751,543
2.500%	05/31/20	805	804,277
2.500%	12/31/20	11,276	11,275,560
2.500%	03/31/23	1,781	1,781,209
2.500%	08/15/23	1,920	1,919,399
2.500%	05/15/24	2,220	2,215,924
2.500%	01/31/25	1,394	1,388,555
2.625%	07/31/20	2,198	2,200,662
2.625%	08/31/20	1,059	1,060,406
2.625%	11/15/20	155	155,285
2.625%	12/15/21	11,985	12,038,839
2.625%	06/30/23	1,813	1,822,419
2.625%	12/31/23	6,792	6,827,552
2.625%	12/31/25	8,798	8,818,620
2.750%	11/30/20	2,409	2,419,916
2.750%	04/30/23	1,876	1,895,273
2.750%	02/15/24	1	1,011
2.750%	02/28/25	8,200	8,282,961
2.750%	08/31/25	1,424	1,437,906
2.750%	02/15/28	8,717	8,761,948
2.875%	05/31/25	1,729	1,758,785
2.875%	05/15/28	439	445,739
2.875%	08/15/28	1,640	1,665,369
3.125%	11/15/28	9,223	9,566,701
3.625%	02/15/20	1	1,011

TOTAL U.S. TREASURY OBLIGATIONS (cost $522,517,505)			521,295,144

TOTAL LONG-TERM INVESTMENTS (cost $4,048,927,442)			3,919,198,897

	Shares	Value

SHORT-TERM INVESTMENTS — 11.8%
AFFILIATED MUTUAL FUNDS — 11.4%
PGIM Core Ultra Short Bond Fund(w)	255,024,725	$255,024,725
PGIM Institutional Money Market Fund (cost $215,822,337; includes $215,341,844 of cash collateral for securities on loan)(b)(w)	215,821,213	215,799,631

TOTAL AFFILIATED MUTUAL FUNDS (cost $470,847,062)		470,824,356

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 0.4%
U.S. Treasury Bills
2.293%	01/31/19		350	349,354
2.315%	01/24/19	(k)	10,030	10,016,010
2.339%	02/07/19	(k)	4,160	4,150,167
2.350%	02/28/19	(k)	2,040	2,032,309
2.377%	03/07/19	(k)	1,760	1,752,549

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,299,321)				18,300,389

TOTAL SHORT-TERM INVESTMENTS (cost $489,146,383)				489,124,745

TOTAL INVESTMENTS — 106.6% (cost $4,538,073,825)				4,408,323,642
Liabilities in excess of other assets(z) — (6.6)%				(273,099,630)

NET ASSETS — 100.0%				$4,135,224,012

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $11,600,371 and 0.3% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $209,822,717; cash collateral of $215,341,844 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(r)	Less than $500 par.

(tt)	All or partial principal amount represents “TBA” mortgage
dollar rolls. The aggregate mortgage dollar roll principal amount of $86,125,000 is 2.1% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date		Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc.	5.000%	TBA	(tt)	01/14/19	(100)	$(104,742)
Government National Mortgage Assoc.	4.000%	TBA	(tt)	01/23/19	(750)	(767,930)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $885,509)						$(872,672)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	$481,969	$1,875
1,706	Mini MSCI EAFE Index	Mar. 2019	146,374,800	(3,330,200)
873	Mini MSCI Emerging Markets Index	Mar. 2019	42,200,820	(187,400)

				(3,515,725)

Short Positions:
83	2 Year U.S. Treasury Notes	Mar. 2019	17,621,937	(131,563)
72	5 Year U.S. Treasury Notes	Mar. 2019	8,257,500	(131,016)
9	10 Year U.S. Treasury Notes	Mar. 2019	1,098,141	(27,000)
90	10 Year U.S. Ultra Treasury Notes	Mar. 2019	11,707,031	(306,375)
3	20 Year U.S. Treasury Bonds	Mar. 2019	438,000	(21,195)

				(617,149)

				$(4,132,874)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$10,778,020

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,368,271,364	$1,000,439,941	$—
Preferred Stocks	2,721,000	7,150,113	—
Rights	80,720	—	—
Unaffiliated Exchange Traded Funds	99,025,763	—	—
Asset-Backed Securities
Automobiles	—	18,198,353	—
Consumer Loans	—	8,894,307	—
Credit Cards	—	729,098	—
Equipment	—	6,221,236	—
Home Equity Loans	—	922,094	—
Other	—	4,288,863	3,065,750
Residential Mortgage-Backed Securities	—	5,096,485	—
Student Loans	—	3,970,920	—
Bank Loans	—	42,028,003	8,534,621
Commercial Mortgage-Backed Securities	—	84,083,140	—
Corporate Bonds	—	430,000,794	—
Municipal Bonds	—	3,874,954	—
Residential Mortgage-Backed Securities	—	49,906,345	—
Sovereign Bonds	—	6,334,538	—
U.S. Government Agency Obligations	—	244,065,351	—
U.S. Treasury Obligations	—	539,595,533	—
Affiliated Mutual Funds	470,824,356	—	—
Other Financial Instruments*
Forward Commitment Contracts	—	(872,672)	—
Futures Contracts	(4,132,874)	—	—

Total	$1,936,790,329	$2,454,927,396	$11,600,371

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	13.0%
Affiliated Mutual Funds (5.2% represents investments purchased with collateral from securities on loan)	11.4
Banks	6.2
U.S. Government Agency Obligations	5.9
Software	3.2
Pharmaceuticals	3.1
Insurance	3.1
Oil, Gas & Consumable Fuels	2.8
Unaffiliated Exchange Traded Funds	2.4
Electric Utilities	2.3
IT Services	2.1
Commercial Mortgage-Backed Securities	2.0
Equity Real Estate Investment Trusts (REITs)	1.8

Chemicals	1.8%
Health Care Equipment & Supplies	1.6
Health Care Providers & Services	1.6
Food Products	1.5
Machinery	1.4
Beverages	1.4
Diversified Telecommunication Services	1.4
Aerospace & Defense	1.4
Residential Mortgage-Backed Securities	1.3
Capital Markets	1.3
Automobiles	1.3
Hotels, Restaurants & Leisure	1.2
Semiconductors & Semiconductor Equipment	1.1
Biotechnology	1.1
Internet & Direct Marketing Retail	1.1
Media	1.1
Interactive Media & Services	1.0
Technology Hardware, Storage & Peripherals	0.9
Electric	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (cont.)
Diversified Financial Services	0.8%
Personal Products	0.8
Metals & Mining	0.8
Pipelines	0.8
Specialty Retail	0.8
Real Estate Investment Trusts (REITs)	0.7
Real Estate Management & Development	0.7
Entertainment	0.7
Trading Companies & Distributors	0.7
Textiles, Apparel & Luxury Goods	0.6
Oil & Gas	0.6
Tobacco	0.6
Electronic Equipment, Instruments & Components	0.6
Multi-Utilities	0.6
Road & Rail	0.5
Commercial Services & Supplies	0.5
Life Sciences Tools & Services	0.5
Household Durables	0.5
Food & Staples Retailing	0.5
Professional Services	0.5
Auto Manufacturers	0.5
Construction & Engineering	0.5
Building Products	0.5
Telecommunications	0.5
Wireless Telecommunication Services	0.4
Airlines	0.3
Consumer Finance	0.3
Independent Power & Renewable Electricity Producers	0.3
Communications Equipment	0.3
Retail	0.3
Mortgage Real Estate Investment Trusts (REITs)	0.3
Gas Utilities	0.3
Electrical Equipment	0.3
Air Freight & Logistics	0.3
Industrial Conglomerates	0.3
Diversified Consumer Services	0.3
Foods	0.3
Thrifts & Mortgage Finance	0.2
Consumer Loans	0.2
Paper & Forest Products	0.2
Transportation Infrastructure	0.2
Auto Components	0.2
Energy Equipment & Services	0.2
Leisure Products	0.2
Other	0.2
Commercial Services	0.2
Computers	0.2
Construction Materials	0.2
Household Products	0.2
Sovereign Bonds	0.2
Equipment	0.2
Healthcare-Services	0.1
Multiline Retail	0.1
Agriculture	0.1
Healthcare-Products	0.1
Containers & Packaging	0.1
Gas	0.1
Student Loans	0.1
Municipal Bonds	0.1
Machinery-Diversified	0.1
Packaging & Containers	0.1
Lodging	0.1
Transportation	0.1
Electronics	0.1

Internet	0.0	%*
Semiconductors	0.0	*
Building Materials	0.0	*
Marine	0.0	*
Mining	0.0	*
Home Builders	0.0	*
Health Care Technology	0.0	*
Real Estate	0.0	*
Investment Companies	0.0	*
Home Equity Loans	0.0	*
Leisure Time	0.0	*
Credit Cards	0.0	*
Distributors	0.0	*
Miscellaneous Manufacturing	0.0	*
Engineering & Construction	0.0	*
Trucking & Leasing	0.0	*
Distribution/Wholesale	0.0	*
Environmental Control	0.0	*
Machinery-Construction & Mining	0.0	*
Energy-Alternate Sources	0.0	*
Food Service	0.0	*
Metal Fabricate/Hardware	0.0	*
Advertising	0.0	*
Private Equity	0.0	*
Coal	0.0	*
Oil & Gas Services	0.0	*
Iron/Steel	0.0	*
Household Products/Wares	0.0	*
Auto Parts & Equipment	0.0	*

	106.6
Liabilities in excess of other assets	(6.6)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$3,517,600	*
Equity contracts	Unaffiliated investments	80,720		—	—
Interest rate contracts	Due from/to broker — variation margin futures	1,875	*	Due from/to broker — variation margin futures	617,149	*

Total		$82,595			$4,134,749

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$(7,845)	$(57,452,384)
Interest rate contracts	—	127,454

Total	$(7,845)	$(57,324,930)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$(10,438)	$(14,673,672)

Interest rate contracts	—	(634,452)
	$(10,438)	$(15,308,124)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)
$442,768,549	$22,613,956

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$209,822,717	$(209,822,717)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST FIDELITY INSTITUTIONAL AMSM QUANTITATIVE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $209,822,717:
Unaffiliated investments (cost $4,067,226,763)	$3,937,499,286
Affiliated investments (cost $470,847,062)	470,824,356
Cash	1,386,644
Foreign currency, at value (cost $81,375)	81,450
Receivable for investments sold	137,660,196
Dividends and interest receivable	12,948,596
Receivable for Portfolio shares sold	11,362,987
Tax reclaim receivable	6,567,252
Receivable from affiliate	200,038
Prepaid expenses	37,923

Total Assets	4,578,568,728

LIABILITIES:
Payable for investments purchased	221,899,483
Payable to broker for collateral for securities on loan	215,341,844
Payable to affiliate	2,987,406
Management fees payable	1,033,133
Accrued expenses and other liabilities	882,328
Forward commitment contracts, at value (proceeds receivable $885,509)	872,672
Distribution fee payable	167,317
Due to broker-variation margin futures	160,145
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	19

Total Liabilities	443,344,716

NET ASSETS	$4,135,224,012

Net assets were comprised of:
Partners Equity	$4,135,224,012

Net asset value and redemption price per share, $4,135,224,012 / 301,820,620 outstanding shares of beneficial interest	$13.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,080,900, of which $453,538 is reimbursable by an affiliate)	$65,649,187
Interest income	48,341,282
Affiliated dividend income	11,068,990
Income from securities lending, net (including affiliated income of $844,592)	1,331,624

126,391,083

EXPENSES
Management fees	32,675,149
Distribution fee	12,527,296
Custodian and accounting fees	1,175,109
Trustees’ fees	61,741
Audit fee	53,710
Legal fees and expenses	25,750
Shareholders’ reports	21,718
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	123,281

Total expenses	46,670,741
Less: Fee waivers and/or expense reimbursement	(660,260)

Net expenses	46,010,481

NET INVESTMENT INCOME (LOSS)	80,380,602

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(22,465))	161,297,116
Futures transactions	(57,324,930)
Foreign currency transactions	(410,135)

103,562,051

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,102))	(546,790,964)
Futures	(15,308,124)
Foreign currencies	(23,634)

(562,122,722)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(458,560,671)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(378,180,069)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$80,380,602	$67,896,097
Net realized gain (loss) on investment and foreign currency transactions	103,562,051	365,934,115
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(562,122,722)	338,234,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(378,180,069)	772,064,265

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [4,298,818 and 4,468,011 shares, respectively]	60,860,531	60,771,107
Portfolio share repurchased [59,601,454 and 23,099,542 shares, respectively]	(852,533,803)	(320,636,264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(791,673,272)	(259,865,157)

CAPITAL CONTRIBUTIONS	1,360,483	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,168,492,858)	512,199,108
NET ASSETS:
Beginning of year	5,303,716,870	4,791,517,762

End of year	$4,135,224,012	$5,303,716,870

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 91.9%		Value
AFFILIATED MUTUAL FUNDS	Shares
AST AB Global Bond Portfolio*	50,872,567	$555,019,704
AST AQR Emerging Markets Equity Portfolio*	284,749	2,958,545
AST AQR Large-Cap Portfolio*	14,591,540	245,575,614
AST BlackRock Low Duration Bond Portfolio*	5,424,361	58,691,589
AST BlackRock/Loomis Sayles Bond Portfolio*	21,618,253	292,927,329
AST ClearBridge Dividend Growth Portfolio*	7,886,361	132,411,999
AST Goldman Sachs Global Income Portfolio*	25,530,592	272,666,726
AST Goldman Sachs Large-Cap Value Portfolio*	1,555,129	44,212,306
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,450,137	13,080,240
AST Goldman Sachs Small-Cap Value Portfolio*	1,988,052	40,576,138
AST High Yield Portfolio*	7,889,887	77,873,183
AST Hotchkis & Wiley Large-Cap Value Portfolio*	4,706,325	120,199,538
AST International Growth Portfolio*	8,155,192	126,731,683
AST International Value Portfolio*	7,022,882	125,569,130
AST Jennison Large-Cap Growth Portfolio*	2,528,736	77,252,878
AST Loomis Sayles Large-Cap Growth Portfolio*	2,638,356	128,039,409
AST MFS Growth Portfolio*	3,161,175	76,563,669
AST MFS Large-Cap Value Portfolio*	7,332,607	132,426,874
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	278,136	8,113,214
AST Parametric Emerging Markets Equity Portfolio*	202,433	1,759,144
AST PIMCO Dynamic Bond Portfolio*	9,670,273	92,737,914
AST Prudential Core Bond Portfolio*	64,077,600	781,746,719
AST QMA International Core Equity Portfolio*	10,257,852	110,784,796
AST QMA Large-Cap Portfolio*	14,444,741	249,460,684
AST Small-Cap Growth Opportunities Portfolio*	1,356,719	23,986,795
AST Small-Cap Growth Portfolio*	640,829	26,126,597
AST Small-Cap Value Portfolio*	460,079	10,926,884
AST T. Rowe Price Large-Cap Growth Portfolio*	2,811,911	101,200,680
AST T. Rowe Price Large-Cap Value Portfolio*	9,136,968	124,902,355
AST Templeton Global Bond Portfolio*	131,266	1,472,809
AST WEDGE Capital Mid-Cap Value Portfolio*	380,408	8,186,387
AST Wellington Management Global Bond Portfolio*	60,237,620	663,818,567
AST Western Asset Core Plus Bond Portfolio*	49,719,453	622,487,551
AST Western Asset Emerging Markets Debt Portfolio*	979,292	10,419,670

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $4,896,016,366)(w)		$5,360,907,320

SHORT-TERM INVESTMENTS — 7.6%
AFFILIATED MUTUAL FUND — 7.4%
PGIM Core Ultra Short Bond Fund (cost $435,214,328)(w)	435,214,328	435,214,328

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills (cost $10,346,824)
2.344%	03/21/19	10,400	10,347,244

TOTAL SHORT-TERM INVESTMENTS (cost $445,561,152)			445,561,572

TOTAL INVESTMENTS — 99.5% (cost $5,341,577,518)			5,806,468,892
Other assets in excess of liabilities(z) — 0.5%			26,804,698

NET ASSETS — 100.0%			$5,833,273,590

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
622	2 Year U.S. Treasury Notes	Mar. 2019	$132,058,375	$780,892
1,011	10 Year U.S. Treasury Notes	Mar. 2019	123,357,797	2,466,654
36	CAC40 10 Euro	Jan. 2019	1,950,366	(44,753)
22	DAX Index	Mar. 2019	6,655,467	(127,799)
245	Euro STOXX 50 Index	Mar. 2019	8,348,285	(258,954)
38	FTSE 100 Index	Mar. 2019	3,225,273	(40,983)
12	Mini MSCI EAFE Index	Mar. 2019	1,029,600	(24,571)
24	Russell 2000 E-Mini Index	Mar. 2019	1,618,800	(104,263)
251	S&P 500 E-Mini Index	Mar. 2019	31,440,260	(1,804,528)
63	S&P 500 Index	Mar. 2019	39,456,900	(2,264,850)
109	TOPIX Index	Mar. 2019	14,852,561	(755,395)

				$(2,178,550)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$1,325,070	$ 10,347,244

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$5,796,121,648	$—	$—
U.S. Treasury Obligation	—	10,347,244	—
Other Financial Instruments*
Futures Contracts	(2,178,550)	—	—

Total	$5,793,943,098	$10,347,244	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Core Bond	57.3%
Large/Mid-Cap Growth	15.3
Large/Mid-Cap Value	7.5
Ultra Short Bond	7.4

International Value	4.0%
Large/Mid-Cap Blend	2.3
International Growth	2.2
High Yield	1.3
Small-Cap Value	0.9
Small-Cap Growth	0.9
Emerging Markets	0.2
U.S. Treasury Obligation	0.2

99.5
Other assets in excess of liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$5,426,096	*
Interest rate contracts	Due from/to broker — variation margin futures	3,247,546	*	—	—

Total		$3,247,546			$5,426,096

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(5,771,458)
Interest rate contracts	(6,688,705)

Total	$(12,460,163)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(6,335,735)
Interest rate contracts	4,406,974

Total	$(1,928,761)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$480,008,543

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $5,331,230,694)	$5,796,121,648
Unaffiliated investments (cost $10,346,824)	10,347,244
Foreign currency, at value (cost $3,340,986)	3,417,021
Receivable for Portfolio shares sold	19,037,995
Receivable for investments sold	2,278,000
Deposit with broker for centrally cleared/exchange-traded derivatives	1,325,070
Due from broker-variation margin futures	1,220,692
Prepaid expenses	4,594

Total Assets	5,833,752,264

LIABILITIES:
Management fees payable	341,743
Custodian and accounting fees payable	100,462
Accrued expenses and other liabilities	35,333
Payable for Portfolio shares repurchased	767
Affiliated transfer agent fee payable	369

Total Liabilities	478,674

NET ASSETS	$5,833,273,590

Net assets were comprised of:
Partners Equity	$5,833,273,590

Net asset value and redemption price per share, $5,833,273,590 / 370,663,385 outstanding shares of beneficial interest	$15.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Affiliated dividend income	$11,987,717
Interest income	118,469

Total Income	12,106,186

EXPENSES
Management fees	9,860,182
Custodian and accounting fees	340,329
Trustees’ fees	77,291
Legal fees and expenses	30,542
Audit fee	26,200
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,917
Miscellaneous	30,773

Total expenses	10,378,221
Less: Fee waivers and/or expense reimbursement	(116,889)

Net expenses	10,261,332

NET INVESTMENT INCOME (LOSS)	1,844,854

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $299,880,891)	299,909,180
Futures transactions	(12,460,163)
Foreign currency transactions	(59,258)

287,389,759

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(459,639,047))	(459,639,914)
Futures	(1,928,761)
Foreign currencies	(25,872)

(461,594,547)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(174,204,788)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(172,359,934)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,844,854	$(4,136,671)
Net realized gain (loss) on investment and foreign currency transactions	287,389,759	373,348,447
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(461,594,547)	292,066,928

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(172,359,934)	661,278,704

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [6,873,418 and 2,748,732 shares, respectively]	109,953,424	42,772,419
Net asset value of shares issued in merger [0 and 32,096,143 shares, respectively]	—	489,790,149
Portfolio share repurchased [68,381,519 and 51,622,338 shares, respectively]	(1,100,479,347)	(799,215,163)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(990,525,923)	(266,652,595)

CAPITAL CONTRIBUTIONS	3,347	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,162,882,510)	394,626,109
NET ASSETS:
Beginning of year	6,996,156,100	6,601,529,991

End of year	$5,833,273,590	$6,996,156,100

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 89.9%
COMMON STOCKS — 65.1%	Shares	Value
Aerospace & Defense — 1.2%
AAR Corp.	40,300	$1,504,802
Curtiss-Wright Corp.	148,800	15,195,456
Ducommun, Inc.*	8,800	319,616
Lockheed Martin Corp.	204,700	53,598,648
Meggitt PLC (United Kingdom)	106,516	640,655
Moog, Inc. (Class A Stock)	23,200	1,797,536
MTU Aero Engines AG (Germany)	67,972	12,388,200
QinetiQ Group PLC (United Kingdom)	850,498	3,110,808
Raytheon Co.	309,300	47,431,155
Safran SA (France)	44,988	5,439,299
Singapore Technologies Engineering Ltd. (Singapore)	311,900	797,987
Teledyne Technologies, Inc.*	54,900	11,368,143
Thales SA (France)	14,745	1,725,435
United Technologies Corp.	215,000	22,893,200
Vectrus, Inc.*	42,100	908,518
Wesco Aircraft Holdings, Inc.*	152,000	1,200,800

		180,320,258

Air Freight & Logistics — 0.2%
Cia de Distribucion Integral Logista Holdings SA (Spain)	93,242	2,338,094
Deutsche Post AG (Germany)	171,734	4,716,823
Forward Air Corp.	22,600	1,239,610
Hub Group, Inc. (Class A Stock)*	75,300	2,791,371
SG Holdings Co. Ltd. (Japan)	150,200	3,892,946
United Parcel Service, Inc. (Class B Stock)	131,300	12,805,689

		27,784,533

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	94,738	197,175
Deutsche Lufthansa AG (Germany)	433,657	9,852,823
easyJet PLC (United Kingdom)	21,458	303,202
International Consolidated Airlines Group SA (United Kingdom)	687,292	5,455,677
Japan Airlines Co. Ltd. (Japan)	370,400	13,126,933
JetBlue Airways Corp.*	1,007,400	16,178,844
SkyWest, Inc.	22,600	1,005,022
Turk Hava Yollari AO (Turkey)*	14,939	45,374
United Continental Holdings, Inc.*(a)	362,000	30,310,260

		76,475,310

Auto Components — 0.2%
Adient PLC(a)	53,200	801,192
American Axle & Manufacturing Holdings, Inc.*	32,000	355,200
Bosch Ltd. (India)	3,679	1,033,929
Cooper-Standard Holdings, Inc.*	3,500	217,420
Dana, Inc.	838,600	11,430,118
Delphi Technologies PLC	43,600	624,352
Denso Corp. (Japan)	60,000	2,652,670
Exedy Corp. (Japan)	45,500	1,108,465
FCC Co. Ltd. (Japan)	62,000	1,448,274
Keihin Corp. (Japan)	228,000	3,812,291
Koito Manufacturing Co. Ltd. (Japan)	15,000	768,971
Modine Manufacturing Co.*	69,700	753,457
Musashi Seimitsu Industry Co. Ltd. (Japan)	14,000	195,970
Nexteer Automotive Group Ltd. (China)	23,000	32,783

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
NHK Spring Co. Ltd. (Japan)	26,800	$234,699
Nissin Kogyo Co. Ltd. (Japan)	38,300	485,011
Stanley Electric Co. Ltd. (Japan)	17,900	501,314
Tenneco, Inc. (Class A Stock)	124,900	3,421,011
Tower International, Inc.	38,300	911,540

		30,788,667

Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	2,144,700	1,228,255
Bajaj Auto Ltd. (India)	12,601	491,268
Ferrari NV (Italy)	17,147	1,711,752
Fiat Chrysler Automobiles NV (United Kingdom)*	143,276	2,083,584
Ford Otomotiv Sanayi A/S (Turkey)	71,563	677,550
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	80,000	79,750
Honda Motor Co. Ltd. (Japan)	422,500	11,096,893
Isuzu Motors Ltd. (Japan)	301,200	4,232,108
Kia Motors Corp. (South Korea)*	7,118	215,078
Mahindra & Mahindra Ltd. (India)	20,294	233,831
Mitsubishi Motors Corp. (Japan)	92,500	502,820
Peugeot SA (France)	679,973	14,539,041
Suzuki Motor Corp. (Japan)	45,700	2,309,160
Thor Industries, Inc.	300,800	15,641,600
Toyota Motor Corp. (Japan)	309,900	17,990,162
Volkswagen AG (Germany)	4,487	717,179
Winnebago Industries, Inc.(a)	27,200	658,512

		74,408,543

Banks — 4.9%
77 Bank Ltd. (The) (Japan)	9,700	168,118
ABN AMRO Group NV (Netherlands), CVA, 144A	289,710	6,823,431
Agricultural Bank of China Ltd. (China) (Class H Stock)	3,317,000	1,451,537
AIB Group PLC (Ireland)	110,268	466,048
Akbank T.A.S. (Turkey)	277,759	359,108
Ameris Bancorp	15,900	503,553
Associated Banc-Corp.	625,100	12,370,729
Banc of California, Inc.(a)	16,500	219,615
BancFirst Corp.	30,000	1,497,000
Banco Bradesco SA (Brazil)	27,597	241,026
Banco do Brasil SA (Brazil)	164,900	1,977,992
Banco Santander Brasil SA (Brazil), UTS	90,700	999,262
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) (Class B Stock)	297,400	368,652
Bancolombia SA (Colombia)	6,324	59,199
Bancorp, Inc. (The)*	94,300	750,628
Bank Leumi Le-Israel BM (Israel)	2,148,947	12,977,336
Bank of America Corp.	3,229,000	79,562,560
Bank of China Ltd. (China) (Class H Stock)	5,415,000	2,328,643
Bank of Communications Co. Ltd. (China) (Class H Stock)	2,464,000	1,911,815
Bank of Ireland Group PLC (Ireland)	1,438,249	8,010,648
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	77,400	67,327
Bank of Nanjing Co. Ltd. (China) (Class A Stock)	64,000	60,229

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)(a)	84,700	$2,655,345
Bank of Shanghai Co. Ltd. (China) (Class A Stock)	44,400	72,491
BankUnited, Inc.	38,600	1,155,684
Banner Corp.	13,900	743,372
BB&T Corp.	54,800	2,373,936
BNK Financial Group, Inc. (South Korea)*	251,616	1,653,503
BNP Paribas SA (France)	151,320	6,856,152
Boston Private Financial Holdings, Inc.	110,100	1,163,757
Cathay General Bancorp	46,400	1,555,792
Chemical Financial Corp.	128,400	4,700,724
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,392,000	846,093
China Construction Bank Corp. (China) (Class H Stock)	7,698,000	6,355,236
China Development Financial Holding Corp. (Taiwan)	365,000	115,625
China Everbright Bank Co. Ltd. (China) (Class H Stock)	122,000	52,479
China Merchants Bank Co. Ltd. (China) (Class H Stock)	177,000	649,541
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	985,700	678,807
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	1,749,000	938,385
Citigroup, Inc.	1,338,900	69,703,134
Credicorp Ltd. (Peru)	1,800	399,006
Customers Bancorp, Inc.*	62,400	1,135,680
Dah Sing Financial Holdings Ltd. (Hong Kong)	40,000	197,720
DGB Financial Group, Inc. (South Korea)	155,564	1,158,485
DNB ASA (Norway)	128,753	2,068,146
Dubai Islamic Bank PJSC (United Arab Emirates)	44,571	60,663
East West Bancorp, Inc.	479,845	20,887,653
Enterprise Financial Services Corp.	43,800	1,648,194
Fifth Third Bancorp	188,800	4,442,464
Financial Institutions, Inc.	27,400	704,180
First Abu Dhabi Bank PJSC (United Arab Emirates)	275,897	1,060,266
First BanCorp. (Puerto Rico)	459,100	3,948,260
First Citizens BancShares, Inc. (Class A Stock)	900	339,345
First Community Bankshares, Inc.	15,600	491,088
First Financial Corp.	15,200	610,280
First Horizon National Corp.	698,300	9,189,628
First Interstate BancSystem, Inc. (Class A Stock)	21,200	775,072
First Merchants Corp.	8,800	301,576
First Midwest Bancorp, Inc.	79,800	1,580,838
FNB Corp.(a)	329,400	3,241,296
Franklin Financial Network, Inc.*	13,400	353,358
Fulton Financial Corp.	703,400	10,888,632
Great Southern Bancorp, Inc.	11,600	533,948
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	69,600	339,752
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	60,400	87,196

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Hana Financial Group, Inc. (South Korea)	81,149	$2,636,760
Hancock Whitney Corp.	483,700	16,760,205
Hanmi Financial Corp.	45,400	894,380
Heritage Commerce Corp.	26,000	294,840
Hilltop Holdings, Inc.	147,100	2,622,793
Hokuhoku Financial Group, Inc. (Japan)	106,100	1,195,556
Hong Leong Financial Group Bhd (Malaysia)	6,000	26,865
Hope Bancorp, Inc.	62,400	740,064
HSBC Holdings PLC (United Kingdom)	1,134,036	9,376,079
Huntington Bancshares, Inc.	149,800	1,785,616
IBERIABANK Corp.	72,500	4,660,300
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	3,687,000	2,631,453
Industrial Bank of Korea (South Korea)	240,998	3,031,235
ING Groep NV (Netherlands)	525,479	5,679,012
International Bancshares Corp.	174,700	6,009,680
Israel Discount Bank Ltd. (Israel) (Class A Stock)	2,354,192	7,292,727
JPMorgan Chase & Co.	1,333,300	130,156,746
KB Financial Group, Inc. (South Korea)*	60,298	2,514,102
Komercni banka A/S (Czech Republic)*	26,333	994,483
Lloyds Banking Group PLC (United Kingdom)	25,776,436	17,019,919
Mebuki Financial Group, Inc. (Japan)	136,400	361,357
Mediobanca Banca di Credito Finanziario SpA (Italy)	1,596,278	13,558,115
Mega Financial Holding Co. Ltd. (Taiwan)	1,147,000	967,576
Metropolitan Bank Holding Corp.*	11,800	364,030
MidWestOne Financial Group, Inc.	14,700	365,001
Mitsubishi UFJ Financial Group, Inc. (Japan)	3,952,500	19,364,960
Mizuho Financial Group, Inc. (Japan)	3,307,400	5,130,480
National Bank of Canada (Canada)(a)	13,400	550,154
Nishi-Nippon Financial Holdings, Inc. (Japan)	19,100	165,061
Nordea Bank Abp (Finland)	419,014	3,530,165
OFG Bancorp (Puerto Rico)	81,700	1,344,782
OTP Bank Nyrt (Hungary)	6,064	244,816
PacWest Bancorp	397,800	13,238,784
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	2,923,000	1,542,428
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	23,522	248,622
Preferred Bank	16,100	697,935
Qatar National Bank QPSC (Qatar)	11,956	639,296
QCR Holdings, Inc.	19,900	638,591
Raiffeisen Bank International AG (Austria)	36,720	935,475
Renasant Corp.	48,400	1,460,712
Republic Bancorp, Inc. (Class A Stock)	9,400	363,968
Resona Holdings, Inc. (Japan)	2,450,500	11,797,074
Sberbank of Russia PJSC (Russia), ADR	87,227	956,008
Shinhan Financial Group Co. Ltd. (South Korea)	46,947	1,667,925
Shizuoka Bank Ltd. (The) (Japan)	61,600	482,743
Signature Bank	116,200	11,946,522
Simmons First National Corp. (Class A Stock)	64,600	1,558,798

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
SinoPac Financial Holdings Co. Ltd. (Taiwan)	554,140	$185,616
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	224,365	2,186,189
Societe Generale SA (France)	105,014	3,361,715
SpareBank 1 Nord Norge (Norway)	26,872	195,795
SpareBank 1 SMN (Norway)	129,470	1,265,090
SpareBank 1 SR-Bank ASA (Norway)	167,260	1,728,563
Sumitomo Mitsui Financial Group, Inc. (Japan)	535,000	17,747,093
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	45,300	1,656,471
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,366,204	15,261,103
Synovus Financial Corp.	677,400	21,670,026
TCF Financial Corp.	802,300	15,636,827
Texas Capital Bancshares, Inc.*	225,500	11,520,795
Toronto-Dominion Bank (The) (Canada)	11,900	591,513
Turkiye Garanti Bankasi A/S (Turkey)	184,545	277,787
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	42,712	36,482
Umpqua Holdings Corp.	407,500	6,479,250
United Community Banks, Inc.	116,100	2,491,506
United Overseas Bank Ltd. (Singapore)	186,300	3,356,227
VTB Bank PJSC (Russia)	1,926,650,000	944,535
Wells Fargo & Co.	580,900	26,767,872
WesBanco, Inc.	26,400	968,616
Wintrust Financial Corp.	248,600	16,529,414
Woori Bank (South Korea)	170,887	2,382,947

		765,572,863

Beverages — 0.9%
Ambev SA (Brazil)	9,400	37,302
Asahi Group Holdings Ltd. (Japan)	49,900	1,936,698
Britvic PLC (United Kingdom)	544,431	5,555,947
C&C Group PLC (Ireland)	377,723	1,181,714
Carlsberg A/S (Denmark) (Class B Stock)	14,682	1,561,599
Coca-Cola Bottling Co. Consolidated	3,900	691,782
Coca-Cola European Partners PLC (United Kingdom)	352,500	16,162,125
Coca-Cola HBC AG (Switzerland)*	95,612	2,991,532
Coca-Cola Icecek A/S (Turkey)	11,257	65,743
Diageo PLC (United Kingdom)	42,001	1,497,346
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	5,600	77,356
Keurig Dr. Pepper, Inc.	142,000	3,640,880
Kirin Holdings Co. Ltd. (Japan)	113,200	2,363,612
Luzhou Laojiao Co. Ltd. (China) (Class A Stock)	12,000	71,070
Monster Beverage Corp.*	11,800	580,796
National Beverage Corp.(a)	21,800	1,564,586
PepsiCo, Inc.	841,518	92,970,909
Royal Unibrew A/S (Denmark)	6,411	442,259
Stock Spirits Group PLC (United Kingdom)	344,220	909,839
Treasury Wine Estates Ltd. (Australia)	100,061	1,042,401
Wuliangye Yibin Co. Ltd. (China) (Class A Stock)	10,800	80,109

		135,425,605

COMMON STOCKS (continued)	Shares	Value
Biotechnology — 1.3%
Acorda Therapeutics, Inc.*	126,600	$1,972,428
AMAG Pharmaceuticals, Inc.*(a)	138,600	2,105,334
Biogen, Inc.*	153,600	46,221,312
BioSpecifics Technologies Corp.*	19,800	1,199,880
Celgene Corp.*	740,100	47,433,009
Concert Pharmaceuticals, Inc.*	36,100	453,055
CSL Ltd. (Australia)	19,991	2,614,266
Eagle Pharmaceuticals, Inc.*(a)	10,300	414,987
Emergent BioSolutions, Inc.*	61,200	3,627,936
Exelixis, Inc.*	732,300	14,404,341
FibroGen, Inc.*	18,000	833,040
Five Prime Therapeutics, Inc.*(a)	63,200	587,760
Genomic Health, Inc.*	70,806	4,560,614
Gilead Sciences, Inc.	757,300	47,369,115
Karyopharm Therapeutics, Inc.*(a)	33,300	312,021
MacroGenics, Inc.*	48,800	619,760
Myriad Genetics, Inc.*	77,200	2,244,204
OPKO Health, Inc.*(a)	241,400	726,614
REGENXBIO, Inc.*	50,000	2,097,500
Repligen Corp.*(a)	60,900	3,211,866
Retrophin, Inc.*	71,900	1,627,097
United Therapeutics Corp.*	174,500	19,003,050
Vanda Pharmaceuticals, Inc.*	200,500	5,239,065
Veracyte, Inc.*	29,200	367,336
Voyager Therapeutics, Inc.*	31,700	297,980

		209,543,570

Building Products — 0.2%
Apogee Enterprises, Inc.	34,600	1,032,810
Armstrong World Industries, Inc.	18,800	1,094,348
Builders FirstSource, Inc.*	85,800	936,078
Continental Building Products, Inc.*	306,800	7,808,060
Kingspan Group PLC (Ireland)	20,874	897,026
NCI Building Systems, Inc.*	277,600	2,012,600
Nibe Industrier AB (Sweden) (Class B Stock)	42,348	435,403
Patrick Industries, Inc.*	2,300	68,103
Resideo Technologies, Inc.*	496,683	10,206,836
Rockwool International A/S (Denmark) (Class B Stock)	5,900	1,541,278
Takasago Thermal Engineering Co. Ltd. (Japan)	56,700	921,674
Universal Forest Products, Inc.	117,300	3,045,108

		29,999,324

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	623,911	6,159,597
Affiliated Managers Group, Inc.	37,300	3,634,512
Ameriprise Financial, Inc.	238,800	24,923,556
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)(a)	91,054	3,327,835
B3 SA – Brasil Bolsa Balcao (Brazil)	95,800	662,684
BGC Partners, Inc. (Class A Stock)	93,800	484,946
Blucora, Inc.*	72,900	1,942,056
BrightSphere Investment Group PLC	75,900	810,612
China Everbright Ltd. (China)	160,000	283,261
China Huarong Asset Management Co. Ltd. (China) (Class H Stock), 144A	287,000	52,387
Daiwa Securities Group, Inc. (Japan)	219,500	1,111,520

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Donnelley Financial Solutions, Inc.*	90,400	$1,268,312
Eaton Vance Corp.	55,500	1,952,490
Evercore, Inc. (Class A Stock)	167,600	11,993,456
Federated Investors, Inc. (Class B Stock)(a)	298,200	7,917,210
Flow Traders (Netherlands), 144A	6,635	211,751
Goldman Sachs Group, Inc. (The)	188,800	31,539,040
Greenhill & Co., Inc.(a)	45,100	1,100,440
Hargreaves Lansdown PLC (United Kingdom)	64,410	1,523,138
Houlihan Lokey, Inc.	64,800	2,384,640
IG Group Holdings PLC (United Kingdom)	593,823	4,320,907
Interactive Brokers Group, Inc. (Class A Stock)	15,500	847,075
Intermediate Capital Group PLC (United Kingdom)	114,559	1,369,023
INTL. FCStone, Inc.*	17,900	654,782
Investec Ltd. (South Africa)	11,200	61,444
Investec PLC (South Africa)	112,224	633,157
Jafco Co. Ltd. (Japan)	5,900	187,263
Janus Henderson Group PLC (United Kingdom)(a)	543,000	11,250,960
Korea Investment Holdings Co. Ltd. (South Korea)	1,111	59,216
LPL Financial Holdings, Inc.	144,100	8,801,628
Macquarie Group Ltd. (Australia)	229,601	17,535,794
Magellan Financial Group Ltd. (Australia)	17,313	286,988
Morgan Stanley	1,015,500	40,264,575
Natixis SA (France)	127,197	600,789
Partners Group Holding AG (Switzerland)(a)	21,685	13,160,586
Reinet Investments SCA (Luxembourg)	3,972	60,287
SBI Holdings, Inc. (Japan)	30,800	601,880
Schroders PLC (United Kingdom)	18,677	582,599
SEI Investments Co.	75,200	3,474,240
State Street Corp.	300,100	18,927,307
Stifel Financial Corp.	118,300	4,899,986
Yuanta Financial Holding Co. Ltd. (Taiwan)	5,631,000	2,831,756

		234,695,685

Chemicals — 1.3%
ADEKA Corp. (Japan)	13,700	197,946
AdvanSix, Inc.*	42,000	1,022,280
Arkema SA (France)	26,494	2,279,284
Asahi Kasei Corp. (Japan)	1,286,300	13,235,033
Cabot Corp.	122,400	5,255,856
Celanese Corp.	113,800	10,238,586
Chemours Co. (The)	1,057,600	29,845,472
China Lumena New Materials Corp. (China)*^	3,944,000	5,037
Covestro AG (Germany), 144A	39,283	1,954,472
Daicel Corp. (Japan)	35,400	363,036
Evonik Industries AG (Germany)	22,187	556,320
Hanwha Chemical Corp. (South Korea)*	36,254	657,002
Huntsman Corp.	716,200	13,815,498
Indorama Ventures PCL (Thailand)	43,086	71,891
Ishihara Sangyo Kaisha Ltd. (Japan)*	19,600	191,658
Israel Chemicals Ltd. (Israel)	355,743	2,015,032
Kaneka Corp. (Japan)	12,000	429,678
Koppers Holdings, Inc.*	48,300	823,032
Kronos Worldwide, Inc.	3,200	36,864

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Kumho Petrochemical Co. Ltd. (South Korea)	489	$38,244
Kuraray Co. Ltd. (Japan)	44,300	622,718
Lotte Chemical Corp. (South Korea)	2,735	679,539
LyondellBasell Industries NV (Class A Stock)	396,100	32,939,676
Minerals Technologies, Inc.	4,900	251,566
Mitsubishi Chemical Holdings Corp. (Japan)	1,920,500	14,509,208
Mitsubishi Gas Chemical Co., Inc. (Japan)	189,700	2,849,895
Mitsui Chemicals, Inc. (Japan)	109,900	2,478,426
Mosaic Co. (The)	643,900	18,808,319
NOF Corp. (Japan)	9,600	327,094
Olin Corp.	778,500	15,655,635
Petronas Chemicals Group Bhd (Malaysia)	64,500	144,864
PolyOne Corp.	222,200	6,354,920
PTT Global Chemical PCL (Thailand)	752,000	1,647,281
Shin-Etsu Chemical Co. Ltd. (Japan)	50,400	3,899,112
Showa Denko KK (Japan)(a)	133,900	3,977,275
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	1,148,000	499,639
Stepan Co.	18,500	1,369,000
Sumitomo Chemical Co. Ltd. (Japan)	1,407,000	6,798,770
Teijin Ltd. (Japan)	61,300	979,299
Tokai Carbon Co. Ltd. (Japan)(a)	26,700	302,170
Tosoh Corp. (Japan)	66,800	866,167
Trinseo SA	114,100	5,223,498

		204,216,292

Commercial Services & Supplies — 0.2%
Babcock International Group PLC (United Kingdom)	78,591	491,121
Bravida Holding AB (Sweden), 144A	327,165	2,263,896
BrightView Holdings, Inc.*	25,000	255,250
Country Garden Services Holdings Co. Ltd. (China)*	105,000	165,728
Dai Nippon Printing Co. Ltd. (Japan)	33,700	706,386
Deluxe Corp.	106,400	4,090,016
Ennis, Inc.(a)	67,600	1,301,300
G4S PLC (United Kingdom)	208,430	523,813
Herman Miller, Inc.	344,800	10,430,200
Japan Elevator Service Holdings Co. Ltd. (Japan)(a)	106,100	1,590,638
Kimball International, Inc. (Class B Stock)	14,300	202,917
Loomis AB (Sweden) (Class B Stock)	16,937	548,635
Okamura Corp. (Japan)	14,600	187,768
Pitney Bowes, Inc.(a)	1,365,200	8,068,332
Quad/Graphics, Inc.(a)	56,600	697,312
RR Donnelley & Sons Co.	154,900	613,404
Securitas AB (Sweden) (Class B Stock)	42,402	681,916
Societe BIC SA (France)	7,251	741,039
SP Plus Corp.*	54,100	1,598,114
Steelcase, Inc. (Class A Stock)	102,100	1,514,143
Tomra Systems ASA (Norway)	15,058	340,180

		37,012,108

Communications Equipment — 0.8%
ARRIS International PLC*	59,000	1,803,630
Cisco Systems, Inc.	2,108,300	91,352,639
CommScope Holding Co., Inc.*	800,200	13,115,278

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
Comtech Telecommunications Corp.	19,200	$467,328
Extreme Networks, Inc.*	161,200	983,320
Ituran Location and Control Ltd. (Israel)	13,400	429,603
NetScout Systems, Inc.*(a)	448,400	10,595,692
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	500,042	4,462,776

		123,210,266

Construction & Engineering — 0.6%
ACS Actividades de Construccion y Servicios SA (Spain)	34,769	1,349,513
Arcosa, Inc.*	22,233	615,632
Balfour Beatty PLC (United Kingdom)	93,667	298,353
China Railway Construction Corp. Ltd. (China) (Class H Stock)	54,500	75,013
China Railway Group Ltd. (China) (Class H Stock)	1,092,000	994,389
CIMIC Group Ltd. (Australia)	290,011	8,832,787
Comfort Systems USA, Inc.	52,000	2,271,360
Daelim Industrial Co. Ltd. (South Korea)*	11,584	1,065,861
Daiho Corp. (Japan)	43,800	1,409,061
EMCOR Group, Inc.	451,300	26,938,097
HDC Hyundai Development Co-Engineering & Construction (South Korea) (Class E Stock)*	15,165	654,636
HOCHTIEF AG (Germany)	43,287	5,857,249
John Laing Group PLC (United Kingdom), 144A	67,583	286,454
KBR, Inc.	780,100	11,841,918
Kinden Corp. (Japan)	18,100	292,695
Kyowa Exeo Corp. (Japan)	11,300	264,672
Larsen & Toubro Ltd. (India)	12,367	254,652
Quanta Services, Inc.(a)	86,900	2,615,690
Taisei Corp. (Japan)	205,500	8,784,631
Toda Corp. (Japan)	31,100	193,474
Vinci SA (France)	208,710	17,235,744

		92,131,881

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	211,500	1,025,536
Cemex SAB de CV (Mexico), UTS*	86,200	41,671
China National Building Material Co. Ltd. (China) (Class H Stock)	104,000	71,014
China Resources Cement Holdings Ltd. (China)	114,000	102,550
CRH PLC (Ireland)	110,030	2,924,249
Eagle Materials, Inc.	228,400	13,939,252
Siam Cement PCL (The) (Thailand)	48,400	648,195
United States Lime & Minerals, Inc.	5,100	362,100
Wienerberger AG (Austria)	94,181	1,946,794

		21,061,361

Consumer Finance — 0.6%
Acom Co. Ltd. (Japan)	59,000	192,431
American Express Co.(a)	263,500	25,116,820
Capital One Financial Corp.	538,000	40,667,420
Credit Saison Co. Ltd. (Japan)	42,500	498,362
Green Dot Corp. (Class A Stock)*(a)	31,400	2,496,928

COMMON STOCKS (continued)	Shares	Value
Consumer Finance (continued)
Navient Corp.	1,365,500	$12,030,055
Nelnet, Inc. (Class A Stock)	22,427	1,173,829
OneMain Holdings, Inc.*	187,500	4,554,375
SLM Corp.*(a)	429,200	3,566,652

		90,296,872

Containers & Packaging — 0.2%
Greif, Inc. (Class A Stock)	169,900	6,304,989
Klabin SA (Brazil), UTS	318,200	1,303,752
Orora Ltd. (Australia)	163,515	354,600
Owens-Illinois, Inc.*	589,200	10,157,808
Smurfit Kappa Group PLC (Ireland)	31,685	845,120
Sonoco Products Co.	47,700	2,534,301
Westrock Co.	247,500	9,345,600

		30,846,170

Distributors — 0.1%
Core-Mark Holding Co., Inc.	50,200	1,167,150
Genuine Parts Co.	126,200	12,117,724
Inchcape PLC (United Kingdom)	54,627	384,720
Paltac Corp. (Japan)	4,200	198,074

		13,867,668

Diversified Consumer Services — 0.1%
Adtalem Global Education, Inc.*	101,500	4,802,980
American Public Education, Inc.*	26,400	751,344
Grand Canyon Education, Inc.*	15,200	1,461,328
IDP Education Ltd. (Australia)	32,401	225,257
Laureate Education, Inc. (Class A Stock)*	143,600	2,188,464
Service Corp. International	332,500	13,386,450
Strategic Education, Inc.(a)	4,300	487,706

		23,303,529

Diversified Financial Services — 0.6%
Aker ASA (Norway) (Class A Stock)	3,429	183,102
Berkshire Hathaway, Inc. (Class B Stock)*	251,686	51,389,247
Chailease Holding Co. Ltd. (Taiwan)	229,500	723,670
Far East Horizon Ltd. (China)	57,000	57,632
FGL Holdings*	198,300	1,320,678
FirstRand Ltd. (South Africa)	129,084	587,287
Fubon Financial Holding Co. Ltd. (Taiwan)	1,139,000	1,743,001
Grupo de Inversiones Suramericana SA (Colombia)	13,518	133,702
Haci Omer Sabanci Holding A/S (Turkey)	365,674	518,731
Investor AB (Sweden) (Class B Stock)	353,224	15,030,719
Jefferies Financial Group, Inc.	242,600	4,211,536
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	176,800	848,158
ORIX Corp. (Japan)	321,500	4,682,366
Plus500 Ltd. (Israel)	713,954	12,470,281
Power Finance Corp. Ltd. (India)	747,247	1,148,323
REC Ltd. (India)	18,250	31,930
RMB Holdings Ltd. (South Africa)	151,377	828,852

		95,909,215

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	2,124,008	60,619,188
ATN International, Inc.	11,500	822,595
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	1,200,536	1,171,322

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
BT Group PLC (United Kingdom)	1,151,578	$3,506,217
China Communications Services Corp. Ltd. (China) (Class H Stock)	1,096,000	905,686
China Telecom Corp. Ltd. (China) (Class H Stock)	1,540,000	785,056
China Unicom Hong Kong Ltd. (China)	746,000	790,167
CITIC Telecom International Holdings Ltd. (China)	6,801,000	2,389,980
Deutsche Telekom AG (Germany)	1,311,879	22,365,334
HKT Trust & HKT Ltd. (Hong Kong)	3,794,000	5,466,176
Infrastrutture Wireless Italiane SpA (Italy), 144A	32,264	221,115
LG Uplus Corp. (South Korea)*	245,955	3,884,743
NetLink NBN Trust (Singapore), UTS	425,200	238,524
Nippon Telegraph & Telephone Corp. (Japan)	487,200	19,849,316
Proximus SADP (Belgium)	20,532	556,578
Spark New Zealand Ltd. (New Zealand)	526,032	1,464,222
Sunrise Communications Group AG (Switzerland), 144A*	47,099	4,156,072
Swisscom AG (Switzerland)	3,529	1,697,412
Telecom Italia SpA (Italy), RSP	930,071	446,387
Telekom Austria AG (Austria)*	27,296	207,510
Telenor ASA (Norway)	101,449	1,973,323
Telia Co. AB (Sweden)	377,060	1,790,500
Telkom SA SOC Ltd. (South Africa)	50,292	221,012
Telstra Corp. Ltd. (Australia)	560,915	1,123,050
Verizon Communications, Inc.	1,404,200	78,944,124
Vonage Holdings Corp.*	82,300	718,479

		216,314,088

Electric Utilities — 1.0%
Centrais Eletricas Brasileiras SA (Brazil)*	425,424	2,659,620
CEZ A/S (Czech Republic)	26,085	621,811
Chubu Electric Power Co., Inc. (Japan)	133,200	1,895,238
Chugoku Electric Power Co., Inc. (The) (Japan)	23,700	308,397
Endesa SA (Spain)(a)	245,057	5,658,255
Enel SpA (Italy)	3,970,541	23,056,907
Entergy Corp.	11,000	946,770
Equatorial Energia SA (Brazil)	51,500	990,735
Eversource Energy	193,800	12,604,752
EVN AG (Austria)	13,815	199,170
Exelon Corp.	1,171,200	52,821,120
Hawaiian Electric Industries, Inc.	94,600	3,464,252
IDACORP, Inc.	29,800	2,773,188
Inter RAO UES PJSC (Russia)	12,382,000	691,642
Kansai Electric Power Co., Inc. (The) (Japan)	1,113,700	16,724,758
Kyushu Electric Power Co., Inc. (Japan)	54,800	653,198
Manila Electric Co. (Philippines)	5,940	42,934
MGE Energy, Inc.	23,700	1,421,052
OGE Energy Corp.	169,900	6,658,381
Otter Tail Corp.	11,200	555,968
PGE Polska Grupa Energetyczna SA (Poland)*	456,910	1,223,592
PNM Resources, Inc.	146,300	6,011,467
Portland General Electric Co.	127,300	5,836,705
Power Grid Corp. of India Ltd. (India)	364,606	1,036,982

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Tenaga Nasional Bhd (Malaysia)	84,100	$276,232
Terna Rete Elettrica Nazionale SpA (Italy)	311,036	1,768,469
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	410,800	2,441,424

		153,343,019

Electrical Equipment — 0.4%
Acuity Brands, Inc.	6,400	735,680
AMETEK, Inc.	104,900	7,101,730
Atkore International Group, Inc.*	229,400	4,551,296
Encore Wire Corp.	28,900	1,450,202
EnerSys	283,100	21,971,391
Generac Holdings, Inc.*	12,800	636,160
Hubbell, Inc.	81,300	8,076,342
Mersen SA (France)	11,529	310,904
Nippon Carbon Co. Ltd. (Japan)	4,200	153,461
nVent Electric PLC (United Kingdom)	274,700	6,169,762
Regal Beloit Corp.	180,200	12,623,010
Schneider Electric SE (France)	74,340	5,107,739
Signify NV (Netherlands), 144A	14,615	343,524
Sinfonia Technology Co. Ltd. (Japan)	16,500	199,359
Toyo Tanso Co. Ltd. (Japan)	27,200	539,646
Vestas Wind Systems A/S (Denmark)	6,877	521,003

		70,491,209

Electronic Equipment, Instruments & Components — 1.1%
Anixter International, Inc.*	11,000	597,410
Anritsu Corp. (Japan)	18,800	260,381
Arrow Electronics, Inc.*	76,000	5,240,200
AT&S Austria Technologie & Systemtechnik AG (Austria)	11,637	206,111
AU Optronics Corp. (Taiwan)	531,000	212,770
Avnet, Inc.(a)	716,089	25,850,813
AVX Corp.	39,000	594,750
CDW Corp.	173,500	14,062,175
Delta Electronics, Inc. (Taiwan)	56,000	236,032
Electrocomponents PLC (United Kingdom)	905,396	5,859,986
ePlus, Inc.*	14,000	996,380
Halma PLC (United Kingdom)	52,401	912,530
Hexagon AB (Sweden) (Class B Stock)	35,154	1,626,212
Hitachi Ltd. (Japan)	311,200	8,255,850
Insight Enterprises, Inc.*	28,700	1,169,525
Jabil, Inc.	637,600	15,806,104
Knowles Corp.*	59,700	794,607
LG Display Co. Ltd. (South Korea)*	40,699	658,880
Maruwa Co. Ltd. (Japan)	4,800	243,708
Murata Manufacturing Co. Ltd. (Japan)	24,500	3,325,842
Mycronic AB (Sweden)(a)	16,525	220,534
National Instruments Corp.	224,500	10,187,810
Oki Electric Industry Co. Ltd. (Japan)	15,700	185,537
Omron Corp. (Japan)	13,400	486,379
PC Connection, Inc.(a)	16,300	484,599
Samsung Electro-Mechanics Co. Ltd. (South Korea)*	2,346	218,039
Sanmina Corp.*	77,700	1,869,462
ScanSource, Inc.*	55,300	1,901,214
SYNNEX Corp.	268,800	21,729,792
Taiyo Yuden Co. Ltd. (Japan)	84,500	1,252,850
Tech Data Corp.*	225,800	18,472,698

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Trimble, Inc.*	23,300	$766,803
Vishay Intertechnology, Inc.(a)	433,900	7,814,539
Walsin Technology Corp. (Taiwan)	76,000	384,948
Yageo Corp. (Taiwan)	95,537	999,160
Yokogawa Electric Corp. (Japan)	32,800	565,646
Zebra Technologies Corp. (Class A Stock)*	123,100	19,601,213
Zhen Ding Technology Holding Ltd. (Taiwan)	373,000	976,480

		175,027,969

Energy Equipment & Services — 0.2%
Archrock, Inc.	709,800	5,316,402
Diamond Offshore Drilling, Inc.*(a)	230,000	2,171,200
Exterran Corp.*	40,800	722,160
Helix Energy Solutions Group, Inc.*	207,600	1,123,116
KLX Energy Services Holdings, Inc.*	46,800	1,097,460
Mammoth Energy Services, Inc.(a)	170,800	3,070,984
Matrix Service Co.*	70,700	1,268,358
Oceaneering International, Inc.*	387,600	4,689,960
ProPetro Holding Corp.*	33,900	417,648
Superior Energy Services, Inc.*	1,196,800	4,009,280
TGS NOPEC Geophysical Co. ASA (Norway)	44,235	1,074,385
Unit Corp.*	154,000	2,199,120
WorleyParsons Ltd. (Australia)	26,444	211,939

		27,372,012

Entertainment — 0.6%
Activision Blizzard, Inc.	825,800	38,457,506
Capcom Co. Ltd. (Japan)	143,300	2,837,748
China Film Co. Ltd. (China) (Class A Stock)	17,300	36,149
Cinemark Holdings, Inc.(a)	431,900	15,462,020
Marcus Corp. (The)	30,200	1,192,900
NCSoft Corp. (South Korea)*	1,221	509,302
Toei Animation Co. Ltd. (Japan)	6,100	225,231
Toei Co. Ltd. (Japan)	5,900	693,265
Ubisoft Entertainment SA (France)*	9,789	792,050
Walt Disney Co. (The)	250,100	27,423,465

		87,629,636

Equity Real Estate Investment Trusts (REITs) — 2.5%
American Assets Trust, Inc.	39,400	1,582,698
American Campus Communities, Inc.	238,900	9,888,071
American Homes 4 Rent (Class A Stock)	275,600	5,470,660
Apple Hospitality REIT, Inc.	665,600	9,491,456
Armada Hoffler Properties, Inc.	67,800	953,268
Ashford Hospitality Trust, Inc.	96,500	386,000
Braemar Hotels & Resorts, Inc.	36,500	325,945
Brixmor Property Group, Inc.(a)	842,200	12,371,918
BWP Trust (Australia)	80,800	200,542
Camden Property Trust	269,600	23,738,280
CapitaLand Mall Trust (Singapore)	2,101,700	3,479,021
Champion REIT (Hong Kong)	3,640,000	2,490,969
Charter Hall Group (Australia)	593,878	3,100,164
Chesapeake Lodging Trust	109,700	2,671,195
CoreCivic, Inc.	1,041,600	18,571,728
CorePoint Lodging, Inc.	66,100	809,725
Corporate Office Properties Trust	200,300	4,212,309
Dexus (Australia)	141,508	1,055,864
DiamondRock Hospitality Co.	360,600	3,274,248

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Douglas Emmett, Inc.	424,500	$14,488,185
EPR Properties	96,600	6,185,298
Equity Residential	44,500	2,937,445
Franklin Street Properties Corp.	598,054	3,725,876
Front Yard Residential Corp.	39,700	346,581
Gaming & Leisure Properties, Inc.	150,600	4,865,886
GEO Group, Inc. (The)	1,226,345	24,158,997
Goodman Group (Australia)	1,991,149	14,890,495
Green REIT PLC (Ireland)	128,174	198,569
Hansteen Holdings PLC (United Kingdom)	177,722	209,810
Hersha Hospitality Trust	28,500	499,890
Highwoods Properties, Inc.	201,900	7,811,511
Hospitality Properties Trust	497,446	11,879,010
Host Hotels & Resorts, Inc.	1,243,400	20,727,478
Immobiliare Grande Distribuzione SIIQ SpA (Italy)	136,161	841,534
InfraREIT, Inc.	81,000	1,702,620
Japan Logistics Fund, Inc. (Japan)	120	243,901
JBG SMITH Properties	85,900	2,990,179
Kimco Realty Corp.	86,300	1,264,295
Kite Realty Group Trust	26,700	376,203
Klepierre SA (France)	29,771	920,939
Lamar Advertising Co. (Class A Stock)	48,800	3,375,984
Land Securities Group PLC (United Kingdom)	1,314,446	13,491,441
Lexington Realty Trust	261,700	2,148,557
Link REIT (Hong Kong)	290,500	2,939,266
Mack-Cali Realty Corp.	192,900	3,778,911
Medical Properties Trust, Inc.	580,900	9,340,872
Mid-America Apartment Communities, Inc.	26,500	2,536,050
Mirvac Group (Australia)	4,947,268	7,806,243
Nippon Accommodations Fund, Inc. (Japan)	59	285,167
Nippon Building Fund, Inc. (Japan)(a)	183	1,152,398
NorthStar Realty Europe Corp.	96,000	1,395,840
Omega Healthcare Investors, Inc.(a)	219,800	7,725,970
Park Hotels & Resorts, Inc.(a)	392,300	10,191,954
Parkway Life Real Estate Investment Trust (Singapore)	115,600	223,101
Piedmont Office Realty Trust, Inc. (Class A Stock)	165,400	2,818,416
Prologis, Inc.	110,700	6,500,304
QTS Realty Trust, Inc. (Class A Stock)	14,400	533,520
Rayonier, Inc.	408,100	11,300,289
Resilient REIT Ltd. (South Africa)	7,489	29,616
RLJ Lodging Trust	130,000	2,132,000
Ryman Hospitality Properties, Inc.	139,900	9,329,931
Sekisui House REIT, Inc. (Japan)	490	314,185
Senior Housing Properties Trust	1,174,400	13,763,968
Shopping Centres Australasia Property Group (Australia)	181,444	325,329
Spirit MTA REIT	157,340	1,121,834
Spirit Realty Capital, Inc.	610,520	21,520,830
Stockland (Australia)	1,125,648	2,787,286
Sunlight Real Estate Investment Trust (Hong Kong)	551,000	353,305
United Urban Investment Corp. (Japan)	399	619,381
Urstadt Biddle Properties, Inc. (Class A Stock)	24,600	472,812
VICI Properties, Inc.	374,100	7,025,598

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Viva Energy REIT (Australia)	141,278	$223,746
Weingarten Realty Investors	161,700	4,011,777
Xenia Hotels & Resorts, Inc.	409,100	7,036,520

		383,951,164

Food & Staples Retailing — 0.7%
Atacadao Distribuicao Comercio e Industria Ltd. (Brazil)	11,100	51,809
Bid Corp. Ltd. (South Africa)	28,222	519,789
BIM Birlesik Magazalar A/S (Turkey)	6,646	109,100
Cencosud SA (Chile)	169,934	307,644
Colruyt SA (Belgium)	15,970	1,137,009
Empire Co. Ltd. (Canada) (Class A Stock)	40,800	861,606
ICA Gruppen AB (Sweden)(a)	10,780	385,404
Ingles Markets, Inc. (Class A Stock)	23,900	650,558
J Sainsbury PLC (United Kingdom)	2,059,085	6,961,340
Jeronimo Martins SGPS SA (Portugal)	22,885	271,381
Koninklijke Ahold Delhaize NV (Netherlands)	1,037,330	26,251,187
Kroger Co. (The)(a)	354,500	9,748,750
Magnit PJSC (Russia), GDR	9,154	116,530
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	10,500	321,677
Metcash Ltd. (Australia)	128,167	220,795
METRO AG (Germany)	160,408	2,470,235
President Chain Store Corp. (Taiwan)	70,000	706,900
Sonae SGPS SA (Portugal)	2,682,439	2,491,248
SPAR Group Ltd. (The) (South Africa)	5,127	73,943
SpartanNash Co.	33,200	570,376
United Natural Foods, Inc.*	52,000	550,680
Walgreens Boots Alliance, Inc.(a)	629,700	43,027,401
Wal-Mart de Mexico SAB de CV (Mexico)	1,558,600	3,963,964
Wm Morrison Supermarkets PLC (United Kingdom)	4,424,998	12,035,311
X5 Retail Group NV (Russia), GDR	9,381	232,253

		114,036,890

Food Products — 1.1%
Archer-Daniels-Midland Co.	784,900	32,157,353
Asian Citrus Holdings Ltd. (Hong Kong)*^	1,374,264	175
Associated British Foods PLC (United Kingdom)	11,915	310,573
Austevoll Seafood ASA (Norway)	258,190	3,197,001
Barry Callebaut AG (Switzerland)	308	480,855
Charoen Pokphand Indonesia Tbk PT (Indonesia)	553,900	280,680
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	14	1,042,572
Darling Ingredients, Inc.*	17,500	336,700
Elders Ltd. (Australia)	37,278	185,143
Fresh Del Monte Produce, Inc.	38,700	1,094,049
Glanbia PLC (Ireland)	288,337	5,418,034
Gruma SAB de CV (Mexico) (Class B Stock)	92,410	1,043,317
Hershey Co. (The)	23,500	2,518,730
Hostess Brands, Inc.*(a)	39,500	432,130
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	255,500	185,826
Indofood Sukses Makmur Tbk PT (Indonesia)	278,000	144,147
Ingredion, Inc.	70,600	6,452,840

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
J.M. Smucker Co. (The)(a)	20,700	$1,935,243
JBS SA	26,200	78,348
Lamb Weston Holdings, Inc.	218,600	16,080,216
Lancaster Colony Corp.	13,400	2,369,924
Leroy Seafood Group ASA (Norway)	38,514	294,310
Marine Harvest ASA (Norway)	29,390	619,717
Nestle India Ltd. (India)	2,278	362,558
Nestle SA (Switzerland)	239,197	19,452,995
Nisshin Oillio Group Ltd. (The) (Japan)	7,100	202,651
Origin Enterprises PLC (Ireland)(a)	162,240	1,066,132
Orkla ASA (Norway)	111,698	880,286
Pilgrim’s Pride Corp.*	189,200	2,934,492
PPB Group Bhd (Malaysia)	27,300	116,072
Salmar ASA (Norway)	232,567	11,476,470
Simply Good Foods Co. (The)*	53,800	1,016,820
Tate & Lyle PLC (United Kingdom)	1,498,510	12,625,281
Tyson Foods, Inc. (Class A Stock)	491,400	26,240,760
Uni-President China Holdings Ltd. (China)	35,000	30,405
Uni-President Enterprises Corp. (Taiwan)	522,000	1,182,484
Want Want China Holdings Ltd. (China)	133,000	93,003
Wilmar International Ltd. (Singapore)	5,453,200	12,472,074
Yamazaki Baking Co. Ltd. (Japan)	38,100	796,075

		167,606,441

Gas Utilities — 0.5%
Atmos Energy Corp.	66,583	6,173,576
Beijing Enterprises Holdings Ltd. (China)	13,500	71,259
Chesapeake Utilities Corp.	14,500	1,178,850
GAIL India Ltd. (India)	21,910	113,198
National Fuel Gas Co.(a)	152,000	7,779,360
New Jersey Resources Corp.	22,500	1,027,575
Osaka Gas Co. Ltd. (Japan)	70,400	1,286,960
Southwest Gas Holdings, Inc.	170,700	13,058,550
Spire, Inc.	27,900	2,066,832
Toho Gas Co. Ltd. (Japan)	16,600	700,399
Tokyo Gas Co. Ltd. (Japan)	58,500	1,482,983
UGI Corp.	744,950	39,743,083

		74,682,625

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	350,200	25,329,966
AngioDynamics, Inc.*	104,200	2,097,546
Ansell Ltd. (Australia)	20,153	312,645
Arjo AB (Sweden) (Class B Stock)	69,494	222,670
Atrion Corp.	1,400	1,037,512
Baxter International, Inc.	381,300	25,097,166
Cardiovascular Systems, Inc.*	27,800	792,022
Coloplast A/S (Denmark) (Class B Stock)	10,081	937,460
CONMED Corp.	42,300	2,715,660
ConvaTec Group PLC (United Kingdom), 144A	187,533	332,685
Danaher Corp.	354,900	36,597,288
DENTSPLY SIRONA, Inc.	145,200	5,402,892
GN Store Nord A/S (Denmark)	28,178	1,054,708
Haemonetics Corp.*	180,700	18,079,035
Hartalega Holdings Bhd (Malaysia)	35,700	53,022
Hill-Rom Holdings, Inc.	238,900	21,154,595
Hoya Corp. (Japan)	118,900	7,157,961
IDEXX Laboratories, Inc.*	84,900	15,793,098

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Integer Holdings Corp.*	46,200	$3,523,212
Lantheus Holdings, Inc.*	33,300	521,145
LivaNova PLC*	48,900	4,472,883
Masimo Corp.*	288,300	30,954,771
Medtronic PLC	106,600	9,696,336
Smith & Nephew PLC (United Kingdom)	117,577	2,199,453
Sonova Holding AG (Switzerland)	55,351	9,112,368
STAAR Surgical Co.*	14,200	453,122
STERIS PLC	201,400	21,519,590
Straumann Holding AG (Switzerland)	2,374	1,502,972
Stryker Corp.	15,600	2,445,300
Teleflex, Inc.	35,100	9,072,648
Terumo Corp. (Japan)	41,700	2,354,305
Varex Imaging Corp.*	49,600	1,174,528
West Pharmaceutical Services, Inc.(a)	142,700	13,988,881
William Demant Holding A/S (Denmark)*(a) .	22,268	633,361
Zimmer Biomet Holdings, Inc.	66,400	6,887,008

		284,679,814

Health Care Providers & Services — 1.5%
Alfresa Holdings Corp. (Japan)	449,100	11,473,398
Amedisys, Inc.*	17,000	1,990,870
Bangkok Dusit Medical Services PCL (Thailand) (Class F Stock)	1,923,000	1,465,867
Bumrungrad Hospital PCL (Thailand)	119,600	689,067
Cigna Corp.(a)	100,962	19,174,764
CVS Health Corp.	287,200	18,817,344
Encompass Health Corp.	120,200	7,416,340
Ensign Group, Inc. (The)	19,800	768,042
Fresenius Medical Care AG & Co. KGaA (Germany)	14,073	914,969
HCA Healthcare, Inc.	329,400	40,993,830
HealthEquity, Inc.*	119,600	7,134,140
Korian SA (France)	6,754	240,727
Magellan Health, Inc.*	10,600	603,034
Medipal Holdings Corp. (Japan)	595,900	12,782,725
MEDNAX, Inc.*	396,900	13,097,700
Metlifecare Ltd. (New Zealand)	516,235	1,864,931
Molina Healthcare, Inc.*	188,900	21,953,958
National HealthCare Corp.	13,300	1,043,385
Providence Service Corp. (The)*	19,900	1,194,398
Select Medical Holdings Corp.*	105,300	1,616,355
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	24,800	50,466
Ship Healthcare Holdings, Inc. (Japan)	6,100	225,306
Sinopharm Group Co. Ltd. (China) (Class H Stock)	42,000	176,374
Sonic Healthcare Ltd. (Australia)	55,898	868,974
Summerset Group Holdings Ltd. (New Zealand)	408,588	1,745,129
Suzuken Co. Ltd. (Japan)	64,400	3,278,096
Tenet Healthcare Corp.*(a)	364,800	6,252,672
Toho Holdings Co. Ltd. (Japan)	34,700	850,284
UnitedHealth Group, Inc.	238,800	59,489,856

		238,173,001

Health Care Technology — 0.0%
HealthStream, Inc.	20,500	495,075
HMS Holdings Corp.*	138,900	3,907,257

COMMON STOCKS (continued)	Shares	Value
Health Care Technology (continued)
NextGen Healthcare, Inc.*	29,100	$440,865
Omnicell, Inc.*(a)	24,400	1,494,256

		6,337,453

Hotels, Restaurants & Leisure — 1.1%
Accor SA (France)	25,404	1,093,061
Aristocrat Leisure Ltd. (Australia)	39,121	600,491
Betsson AB (Sweden)*	24,251	199,902
Biglari Holdings, Inc. (Class B Stock)*	2,300	261,234
Bloomin’ Brands, Inc.	586,500	10,492,485
Boyd Gaming Corp.(a)	119,000	2,472,820
Brinker International, Inc.(a)	304,300	13,383,114
China International Travel Service Corp. Ltd. (China) (Class A Stock)	8,300	72,870
Churchill Downs, Inc.(a)	25,700	6,269,258
Compass Group PLC (United Kingdom)	323,162	6,802,431
Corporate Travel Management Ltd. (Australia)	10,063	152,201
Darden Restaurants, Inc.	90,400	9,027,344
Del Frisco’s Restaurant Group, Inc.*	47,900	342,485
Del Taco Restaurants, Inc.*	25,400	253,746
Dine Brands Global, Inc.(a)	33,300	2,242,422
Evolution Gaming Group AB (Sweden), 144A	17,279	995,880
Extended Stay America, Inc., UTS	175,200	2,715,600
Flight Centre Travel Group Ltd. (Australia)	39,204	1,182,292
Genting Bhd (Malaysia)	214,400	316,600
Genting Singapore Ltd. (Singapore)	813,300	582,632
Greggs PLC (United Kingdom)	145,439	2,350,974
Hilton Grand Vacations, Inc.*	224,000	5,911,360
InterContinental Hotels Group PLC (United Kingdom)	24,984	1,352,016
Jack in the Box, Inc.	34,600	2,685,998
Jollibee Foods Corp. (Philippines)	11,520	63,946
Kangwon Land, Inc. (South Korea)*	2,990	85,718
Las Vegas Sands Corp.	146,500	7,625,325
Marriott Vacations Worldwide Corp.(a)	247,200	17,430,072
Merlin Entertainments PLC (United Kingdom), 144A	148,176	600,602
Norwegian Cruise Line Holdings Ltd.*	239,900	10,169,361
Ohsho Food Service Corp. (Japan)	21,200	1,398,720
Oriental Land Co. Ltd. (Japan)	27,400	2,762,106
Paddy Power Betfair PLC (Ireland)	11,181	918,305
Penn National Gaming, Inc.*	374,700	7,055,601
Red Robin Gourmet Burgers, Inc.*	7,400	197,728
Royal Caribbean Cruises Ltd.	82,100	8,028,559
Ruth’s Hospitality Group, Inc.	25,800	586,434
SJM Holdings Ltd. (Macau)	713,000	665,155
SSP Group PLC (United Kingdom)	1,226,210	10,144,228
Sushiro Global Holdings Ltd. (Japan)	59,400	3,240,007
Texas Roadhouse, Inc.	85,400	5,098,380
TUI AG (Germany)	60,672	871,568
Wyndham Destinations, Inc.	206,500	7,400,960
Wyndham Hotels & Resorts, Inc.	363,900	16,510,143
Zensho Holdings Co. Ltd. (Japan)	12,200	295,195

		172,907,329

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Household Durables — 0.7%
Barratt Developments PLC (United Kingdom)	250,285	$1,478,818
Bellway PLC (United Kingdom)	11,701	375,789
Berkeley Group Holdings PLC (United Kingdom)	306,531	13,591,628
Cavco Industries, Inc.*	8,500	1,108,230
Coway Co. Ltd. (South Korea)	8,647	575,495
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)*	13,000	67,616
KB Home	437,400	8,354,340
LG Electronics, Inc. (South Korea)*	8,304	463,528
Meritage Homes Corp.*	26,700	980,424
Nikon Corp. (Japan)	43,600	645,923
NVR, Inc.*	9,800	23,882,502
Persimmon PLC (United Kingdom)	410,258	10,115,205
Redrow PLC (United Kingdom)	32,934	206,681
Sony Corp. (Japan)	465,800	22,368,938
Taylor Wimpey PLC (United Kingdom)	668,951	1,162,653
Toll Brothers, Inc.	429,300	14,136,849
Tupperware Brands Corp.	257,200	8,119,804

		107,634,423

Household Products — 0.6%
Energizer Holdings, Inc.(a)	61,900	2,794,785
Henkel AG & Co. KGaA (Germany)	14,552	1,433,520
Hindustan Unilever Ltd. (India)	53,321	1,389,836
Procter & Gamble Co. (The)	922,300	84,777,816
Reckitt Benckiser Group PLC (United Kingdom)	90,660	6,956,773

		97,352,730

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp.	1,595,900	23,076,714
CGN Power Co. Ltd. (China) (Class H Stock), 144A	294,000	69,720
China Resources Power Holdings Co. Ltd. (China)	50,000	96,171
Clearway Energy, Inc. (Class A Stock)	15,300	258,876
Clearway Energy, Inc. (Class C Stock)	23,400	403,650
Colbun SA (Chile)	1,273,154	255,658
Drax Group PLC (United Kingdom)	55,188	252,840
Electric Power Development Co. Ltd. (Japan)	351,800	8,332,449
Electricity Generating PCL (Thailand)	4,000	30,443
Engie Brasil Energia SA (Brazil)	137,375	1,170,386
ERG SpA (Italy)	10,048	190,370
NRG Energy, Inc.	776,100	30,733,560
NTPC Ltd. (India)	53,856	114,941

		64,985,778

Industrial Conglomerates — 0.6%
Carlisle Cos., Inc.	191,700	19,269,684
CITIC Ltd. (China)	892,000	1,390,640
CJ Corp. (South Korea)	7,356	801,354
CK Hutchison Holdings Ltd. (Hong Kong)	1,697,000	16,288,684
Fosun International Ltd. (China)	98,500	142,966
General Electric Co.	1,534,500	11,616,165
Hanwha Corp. (South Korea)*	15,223	427,745
Honeywell International, Inc.	317,400	41,934,888

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
Hopewell Holdings Ltd. (Hong Kong)	77,500	$340,596
Industries Qatar QSC (Qatar)	24,674	904,679
LG Corp. (South Korea)	20,939	1,311,174
Nolato AB (Sweden) (Class B Stock)	29,119	1,206,096
NWS Holdings Ltd. (Hong Kong)	214,000	439,155
Samsung C&T Corp. (South Korea)	7,489	708,122
Sembcorp Industries Ltd. (Singapore)	88,700	164,607
Shanghai Industrial Holdings Ltd. (China)	34,000	68,643

		97,015,198

Insurance — 2.4%
Aegon NV (Netherlands)(a)	3,516,409	16,494,971
Aflac, Inc.	322,000	14,670,320
Ageas (Belgium)	14,211	639,984
AIA Group Ltd. (Hong Kong)	88,200	731,350
Alleghany Corp.	6,500	4,051,580
Allianz SE (Germany)	122,682	24,715,463
Allstate Corp. (The)(a)	210,700	17,410,141
Ambac Financial Group, Inc.*	18,600	320,664
American Equity Investment Life Holding Co.	101,000	2,821,940
American Financial Group, Inc.	289,000	26,163,170
ASR Nederland NV (Netherlands)	96,931	3,850,252
Aviva PLC (United Kingdom)	524,077	2,513,023
AXA SA (France)	404,623	8,760,087
Cathay Financial Holding Co. Ltd. (Taiwan)	783,550	1,197,488
China Life Insurance Co. Ltd. (Taiwan)	71,020	64,358
China Reinsurance Group Corp. (China) (Class H Stock)	165,000	33,726
CNO Financial Group, Inc.	760,400	11,314,752
CNP Assurances (France)	32,989	700,730
Dai-ichi Life Holdings, Inc. (Japan)	150,200	2,334,095
DB Insurance Co. Ltd. (South Korea)	13,231	833,675
Direct Line Insurance Group PLC (United Kingdom)	147,936	599,916
Fairfax Financial Holdings Ltd. (Canada)	1,300	572,278
FBL Financial Group, Inc. (Class A Stock)	5,900	387,335
First American Financial Corp.	231,100	10,316,304
Genworth Financial, Inc. (Class A Stock)*	1,849,000	8,616,340
Hanover Insurance Group, Inc. (The)	148,600	17,352,022
Harel Insurance Investments & Financial Services Ltd. (Israel)	35,144	231,033
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	24,514	902,154
Japan Post Holdings Co. Ltd. (Japan)	216,500	2,495,166
Legal & General Group PLC (United Kingdom)	4,988,307	14,725,990
Lincoln National Corp.	208,700	10,708,397
MetLife, Inc.	1,220,800	50,126,048
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	7,141	1,562,805
National General Holdings Corp.	113,400	2,745,414
National Western Life Group, Inc. (Class A Stock)	2,200	661,540
nib holdings Ltd. (Australia)	62,257	227,715
NN Group NV (Netherlands)	146,239	5,837,664
Old Mutual Ltd. (South Africa)	132,687	206,471
Old Republic International Corp.	1,137,300	23,394,261

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	644,000	$657,799
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	156,000	1,378,722
Porto Seguro SA (Brazil)	12,400	166,848
Poste Italiane SpA (Italy), 144A	692,762	5,563,421
Power Corp. of Canada (Canada)	15,500	278,505
Powszechny Zaklad Ubezpieczen SA (Poland)*	52,173	613,671
Reinsurance Group of America, Inc.	227,900	31,958,417
SCOR SE (France)	71,386	3,222,553
Shin Kong Financial Holding Co. Ltd. (Taiwan)	1,854,256	540,637
Sony Financial Holdings, Inc. (Japan)	24,300	453,912
Storebrand ASA (Norway)	63,217	452,603
Sun Life Financial, Inc. (Canada)	17,000	563,969
Swiss Life Holding AG (Switzerland)*	4,426	1,712,008
T&D Holdings, Inc. (Japan)	79,000	913,524
Tokio Marine Holdings, Inc. (Japan)	93,900	4,458,377
Topdanmark A/S (Denmark)	5,189	241,656
Unipol Gruppo SpA (Italy)	56,387	228,049
UnipolSai Assicurazioni SpA (Italy)(a)	1,892,076	4,292,890
Universal Insurance Holdings, Inc.(a)	13,700	519,504
Unum Group	699,300	20,545,434
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	7,769	180,671
W.R. Berkley Corp.	30,000	2,217,300

		372,451,092

Interactive Media & Services — 1.7%
Alphabet, Inc. (Class A Stock)*	69,500	72,624,720
Alphabet, Inc. (Class C Stock)*	109,893	113,806,290
Auto Trader Group PLC (United Kingdom), 144A	368,646	2,140,999
Autohome, Inc. (China), ADR(a)	12,000	938,760
Baidu, Inc. (China), ADR*	7,300	1,157,780
Care.com, Inc.*	88,500	1,708,935
Facebook, Inc. (Class A Stock)*	536,500	70,329,785
Kakaku.com, Inc. (Japan)	19,500	343,774
QuinStreet, Inc.*	38,500	624,855
Tencent Holdings Ltd. (China)	128,500	5,143,361

		268,819,259

Internet & Direct Marketing Retail — 1.4%
1-800-Flowers.com, Inc. (Class A Stock)*	33,100	404,813
Alibaba Group Holding Ltd. (China), ADR*(a)	30,682	4,205,582
Amazon.com, Inc.*	62,000	93,122,140
boohoo Group PLC (United Kingdom)*(a)	1,972,561	4,069,752
Booking Holdings, Inc.*	30,100	51,844,842
eBay, Inc.*	909,100	25,518,437
Expedia Group, Inc.(a)	59,300	6,680,145
Lands’ End, Inc.*	16,900	240,149
Liberty Expedia Holdings, Inc. (Class A Stock)*	20,600	805,666
Moneysupermarket.com Group PLC (United Kingdom)	771,671	2,713,513
Qurate Retail, Inc.*	1,145,100	22,352,352
Trade Me Group Ltd. (New Zealand)	59,675	253,926

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
Vipshop Holdings Ltd. (China), ADR*	36,900	$201,474

		212,412,791

IT Services — 2.2%
Accenture PLC (Class A Stock)	98,400	13,875,384
Alten SA (France)	9,818	818,446
Amadeus IT Group SA (Spain)	179,276	12,516,253
Appen Ltd. (Australia)	20,799	188,102
Atos SE (France)	9,319	763,300
Automatic Data Processing, Inc.	252,100	33,055,352
Booz Allen Hamilton Holding Corp.	194,500	8,766,115
CACI International, Inc. (Class A Stock)*	75,800	10,917,474
Cardtronics PLC (Class A Stock)*	24,200	629,200
Cognizant Technology Solutions Corp. (Class A Stock)	749,400	47,571,912
Computacenter PLC (United Kingdom)	13,019	167,286
CoreLogic, Inc.*	224,400	7,499,448
DTS Corp. (Japan)	39,300	1,253,302
DXC Technology Co.	421,100	22,389,887
Endurance International Group Holdings, Inc.*	155,200	1,032,080
HCL Technologies Ltd. (India)	540,208	7,467,636
Infosys Ltd. (India)	683,830	6,460,411
International Business Machines Corp.	22,900	2,603,043
Leidos Holdings, Inc.	318,500	16,791,320
MAXIMUS, Inc.	338,800	22,052,492
NET One Systems Co. Ltd. (Japan)	14,200	249,837
Nihon Unisys Ltd. (Japan)	11,300	252,111
Obic Co. Ltd. (Japan)	8,700	671,374
Perspecta, Inc.	45,600	785,232
Sabre Corp.	644,800	13,953,472
Science Applications International Corp.	169,700	10,809,890
SCSK Corp. (Japan)	7,100	250,936
Tata Consultancy Services Ltd. (India)	142,597	3,870,058
Tech Mahindra Ltd. (India)	160,163	1,660,311
TIS, Inc. (Japan)	220,200	8,656,295
Travelport Worldwide Ltd.	246,000	3,842,520
VeriSign, Inc.*	63,400	9,401,586
Virtusa Corp.*	37,600	1,601,384
Visa, Inc. (Class A Stock)(a)	469,500	61,945,830
Western Union Co. (The)	108,200	1,845,892
Wipro Ltd. (India)	164,552	779,546
Wirecard AG (Germany)	65,697	10,098,533

		347,493,250

Leisure Products — 0.1%
Bandai Namco Holdings, Inc. (Japan)	27,900	1,250,633
Brunswick Corp.	307,000	14,260,150
Games Workshop Group PLC (United Kingdom)	6,107	237,007
HLB, Inc. (South Korea)*	826	58,841
Johnson Outdoors, Inc. (Class A Stock)	11,100	652,014
Malibu Boats, Inc. (Class A Stock)*	39,800	1,385,040
Sankyo Co. Ltd. (Japan)	6,200	236,784
Vista Outdoor, Inc.*(a)	210,400	2,388,040

		20,468,509

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services — 0.8%
Charles River Laboratories International, Inc.*	139,600	$15,799,928
Illumina, Inc.*	120,600	36,171,558
Medpace Holdings, Inc.*	107,600	5,695,268
PRA Health Sciences, Inc.*	182,400	16,773,504
QIAGEN NV*	29,438	1,007,952
Siegfried Holding AG (Switzerland)*	581	198,832
Syneos Health, Inc.*(a)	43,900	1,727,465
Thermo Fisher Scientific, Inc.	223,400	49,994,686

		127,369,193

Machinery — 2.0%
AGCO Corp.(a)	261,900	14,579,973
Alamo Group, Inc.	10,700	827,324
Alstom SA (France)	21,537	871,587
Amada Holdings Co. Ltd. (Japan)	47,300	424,567
Ashok Leyland Ltd. (India)	32,361	47,480
Atlas Copco AB (Sweden) (Class A Stock)	18,364	438,041
Atlas Copco AB (Sweden) (Class B Stock)	61,044	1,337,256
Caterpillar, Inc.	467,000	59,341,690
China Conch Venture Holdings Ltd. (China)	43,500	129,567
CNH Industrial NV (United Kingdom)	142,090	1,298,728
Crane Co.	150,300	10,848,654
Cummins, Inc.	276,300	36,924,732
Daetwyler Holding AG (Switzerland)	1,513	192,590
Daifuku Co. Ltd. (Japan)	107,500	4,892,549
Deutz AG (Germany)	251,236	1,491,027
DMG Mori Co. Ltd. (Japan)(a)	17,500	196,004
Donaldson Co., Inc.(a)	55,400	2,403,806
Epiroc AB (Sweden) (Class B Stock)*	61,255	546,711
Federal Signal Corp.	67,200	1,337,280
Global Brass & Copper Holdings, Inc.	135,400	3,405,310
Graco, Inc.(a)	39,500	1,653,075
Harsco Corp.*	151,900	3,016,734
Hitachi Construction Machinery Co. Ltd. (Japan)	15,500	361,464
Hiwin Technologies Corp. (Taiwan)	385	2,774
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)*	4,178	1,290,091
IDEX Corp.	163,000	20,580,380
IHI Corp. (Japan)	20,000	550,670
Interpump Group SpA (Italy)	10,553	315,226
ITT, Inc.	233,900	11,290,353
Japan Steel Works Ltd. (The) (Japan)	9,900	158,324
Kennametal, Inc.	180,200	5,997,056
Komatsu Ltd. (Japan)	125,800	2,690,261
Lincoln Electric Holdings, Inc.	200,400	15,801,540
Lydall, Inc.*	16,100	326,991
Manitowoc Co., Inc. (The)*	73,500	1,085,595
Meritor, Inc.*	26,800	453,188
Metso OYJ (Finland)	14,692	386,546
Milacron Holdings Corp.*	113,600	1,350,704
Mueller Industries, Inc.	53,000	1,238,080
Noritake Co. Ltd. (Japan)	11,100	458,698
Oshkosh Corp.	301,500	18,484,965
PACCAR, Inc.(a)	105,300	6,016,842
Pentair PLC (United Kingdom)	196,000	7,404,880
Rexnord Corp.*	37,900	869,805
Ryobi Ltd. (Japan)	7,800	186,515

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Samsung Heavy Industries Co. Ltd. (South Korea)*	66,076	$438,981
Sandvik AB (Sweden)	992,747	14,292,988
Sany Heavy Industry Co. Ltd. (China) (Class A Stock)	54,640	66,478
Schindler Holding AG (Switzerland)	3,108	606,776
Shinmaywa Industries Ltd. (Japan)	17,100	208,569
Sinotruk Hong Kong Ltd. (China)	20,500	30,898
SKF AB (Sweden) (Class B Stock)	12,061	183,910
Spirax-Sarco Engineering PLC (United Kingdom)	9,833	783,225
SPX FLOW, Inc.*	45,400	1,381,068
Stabilus SA (Germany)	3,313	208,821
Standex International Corp.	11,100	745,698
Star Micronics Co. Ltd. (Japan)(a)	134,300	1,811,098
Sumitomo Heavy Industries Ltd. (Japan)	15,800	470,002
Takeuchi Manufacturing Co. Ltd. (Japan)	8,900	135,922
Takuma Co. Ltd. (Japan)	15,700	196,496
Timken Co. (The)	352,400	13,151,568
TriMas Corp.*	62,300	1,700,167
Valmet OYJ (Finland)	146,297	3,013,381
Vesuvius PLC (United Kingdom)	530,245	3,428,898
Volvo AB (Sweden) (Class B Stock)	1,179,562	15,499,173
Wabash National Corp.	53,300	697,164
Weichai Power Co. Ltd. (China) (Class H Stock)	850,000	971,889
Yangzijiang Shipbuilding Holdings Ltd. (China)	16,420,400	14,957,702

		318,486,505

Marine — 0.0%
AP Moller – Maersk A/S (Denmark) (Class A Stock)	502	594,450

Media — 0.9%
Axel Springer SE (Germany)	11,373	645,884
Cable One, Inc.(a)	17,300	14,187,730
Cheil Worldwide, Inc. (South Korea)	1,859	37,518
China Literature Ltd. (China), 144A*	5,200	24,103
Comcast Corp. (Class A Stock)	1,716,300	58,440,015
Cyfrowy Polsat SA (Poland)*	78,065	471,903
Eutelsat Communications SA (France)(a)	23,317	460,303
Hakuhodo DY Holdings, Inc. (Japan)	31,700	453,082
Liberty Latin America Ltd. (Chile) (Class A Stock)*	32,000	463,360
Liberty Latin America Ltd. (Chile) (Class C Stock)*	38,300	558,031
Megacable Holdings SAB de CV (Mexico), UTS	202,600	907,134
Naspers Ltd. (South Africa) (Class N Stock)	7,332	1,466,836
News Corp. (Class A Stock)	123,500	1,401,725
Nexstar Media Group, Inc. (Class A Stock)(a)	36,300	2,854,632
Nine Entertainment Co. Holdings Ltd. (Australia)	581,508	566,645
Pearson PLC (United Kingdom)	1,478,729	17,723,075
RTL Group SA (Luxembourg)	22,664	1,213,261
Seven West Media Ltd. (Australia)*	315,880	121,870
SKY Network Television Ltd. (New Zealand)	162,050	200,187
Surya Citra Media Tbk PT (Indonesia)	1,364,800	177,751

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Media (continued)
TEGNA, Inc.(a)	1,390,000	$15,109,300
Television Francaise 1 (France)	22,717	184,628
Tribune Media Co. (Class A Stock)	560,900	25,453,642
Zee Entertainment Enterprises Ltd. (India)	12,525	85,302
Zenrin Co. Ltd. (Japan)	28,000	592,867

		143,800,784

Metals & Mining — 1.2%
Alcoa Corp.*	343,900	9,140,862
Alrosa PJSC (Russia)	301,300	424,177
Alumina Ltd. (Australia)	336,441	544,125
Angang Steel Co. Ltd. (China) (Class H Stock)	300,000	205,368
Anglo American Platinum Ltd. (South Africa)	24,311	908,896
Anglo American PLC (South Africa)	859,108	19,199,071
ArcelorMittal (Luxembourg)	673,748	14,158,358
BHP Group Ltd. (Australia)	434,757	10,443,096
BHP Group PLC (Australia)	185,943	3,943,181
BlueScope Steel Ltd. (Australia)	760,989	5,854,841
China Molybdenum Co. Ltd. (China) (Class H Stock)	72,000	26,527
China Oriental Group Co. Ltd. (China)	40,000	23,842
Commercial Metals Co.	671,600	10,759,032
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	36,609	49,980
Evraz PLC (Russia)	269,143	1,651,791
Ferrexpo PLC (Ukraine)	76,674	190,894
Freeport-McMoRan, Inc.	2,432,700	25,081,137
Hindalco Industries Ltd. (India)	39,088	126,635
Hyundai Steel Co. (South Korea)	15,575	632,803
Iluka Resources Ltd. (Australia)	57,857	309,774
Jastrzebska Spolka Weglowa SA (Poland)*	39,557	712,955
JFE Holdings, Inc. (Japan)	107,200	1,696,285
JSW Steel Ltd. (India)	198,989	874,340
Kobe Steel Ltd. (Japan)	1,578,800	10,928,353
Kumba Iron Ore Ltd. (South Africa)	47,514	933,380
Maanshan Iron & Steel Co. Ltd. (China) (Class A Stock)	113,200	57,023
Maanshan Iron & Steel Co. Ltd. (China) (Class H Stock)	54,000	23,731
Magnitogorsk Iron & Steel Works PJSC (Russia), GDR	4,690	38,880
Materion Corp.	26,900	1,210,231
MMC Norilsk Nickel PJSC (Russia), ADR	6,145	115,280
Nippon Steel & Sumitomo Metal Corp. (Japan)	68,800	1,180,165
Novolipetsk Steel PJSC (Russia)	31,900	71,932
Olympic Steel, Inc.	28,800	410,976
Polymetal International PLC (Russia)	4,737	49,712
POSCO (South Korea)	8,116	1,770,373
Reliance Steel & Aluminum Co.	192,438	13,695,812
Rio Tinto Ltd. (Australia)	51,031	2,816,061
Rio Tinto PLC (Australia)	191,317	9,138,276
Ryerson Holding Corp.*	45,500	288,470
Salzgitter AG (Germany)	71,519	2,105,035
Severstal PJSC (Russia)	71,880	974,985
South32 Ltd. (Australia)	718,468	1,693,592
Southern Copper Corp. (Peru)(a)	55,700	1,713,889
SSAB AB (Sweden) (Class A Stock)	48,311	167,066

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
SSAB AB (Sweden) (Class B Stock)	83,189	$234,857
Steel Dynamics, Inc.	1,088,300	32,692,532
SunCoke Energy, Inc.*	120,100	1,026,855
Tata Steel Ltd. (India)	9,544	71,319
Vale SA (Brazil)	81,545	1,073,029
voestalpine AG (Austria)	6,547	196,855

		191,636,639

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ares Commercial Real Estate Corp.	16,300	212,552
Exantas Capital Corp.	80,500	806,610
Invesco Mortgage Capital, Inc.	17,100	247,608
KKR Real Estate Finance Trust, Inc.	25,700	492,155
Ladder Capital Corp.	365,629	5,656,281
Two Harbors Investment Corp.	14,800	190,032
Western Asset Mortgage Capital Corp.	116,700	973,278

		8,578,516

Multiline Retail — 0.5%
B&M European Value Retail SA (United Kingdom)	123,162	442,872
Big Lots, Inc.	129,700	3,750,924
Dollarama, Inc. (Canada)	18,000	428,113
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)	13,200	84,755
Isetan Mitsukoshi Holdings Ltd. (Japan)	46,100	510,278
Kohl’s Corp.(a)	592,600	39,313,084
Lifestyle International Holdings Ltd. (Hong Kong)	572,500	868,089
Lojas Renner SA (Brazil)	5,300	57,981
Lotte Shopping Co. Ltd. (South Korea)	1,245	235,174
Macy’s, Inc.	717,900	21,379,062
Magazine Luiza SA (Brazil)	23,000	1,074,530
Next PLC (United Kingdom)	34,029	1,732,536
Ollie’s Bargain Outlet Holdings, Inc.*	33,400	2,221,434
Wesfarmers Ltd. (Australia)	19,628	444,979

		72,543,811

Multi-Utilities — 0.4%
A2A SpA (Italy)	2,015,643	3,638,575
AGL Energy Ltd. (Australia)	1,082,203	15,668,171
CenterPoint Energy, Inc.	581,500	16,415,745
Iren SpA (Italy)	95,823	230,592
MDU Resources Group, Inc.	929,493	22,159,113
National Grid PLC (United Kingdom)	490,622	4,777,900

		62,890,096

Oil, Gas & Consumable Fuels — 3.0%
Adaro Energy Tbk PT (Indonesia)	386,700	32,691
Aker BP ASA (Norway)	14,937	379,175
Arch Coal, Inc. (Class A Stock)(a)	30,700	2,547,793
Beach Energy Ltd. (Australia)	243,979	229,210
BP PLC (United Kingdom)	822,674	5,208,942
Bukit ASAm Tbk PT (Indonesia)	2,327,700	698,858
California Resources Corp.*(a)	102,100	1,739,784
Carrizo Oil & Gas, Inc.*	72,000	812,880
Cheniere Energy, Inc.*	130,900	7,747,971
Chevron Corp.	533,200	58,006,828
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,822,000	1,296,587

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	90,500	$197,690
CNOOC Ltd. (China)	1,038,000	1,596,856
CNX Resources Corp.*(a)	1,178,800	13,461,896
ConocoPhillips	572,600	35,701,610
CONSOL Energy, Inc.*	64,800	2,054,808
Continental Resources, Inc.*	142,900	5,743,151
DNO ASA (Norway)	122,614	179,596
Ecopetrol SA (Colombia)	1,091,546	889,034
Eni SpA (Italy)	769,396	12,152,653
Equinor ASA (Norway)	185,507	3,938,405
Equitrans Midstream Corp.*	100,500	2,012,010
Exxaro Resources Ltd. (South Africa)	6,663	63,841
Exxon Mobil Corp.	423,100	28,851,189
Formosa Petrochemical Corp. (Taiwan)	27,000	95,641
Gazprom PJSC (Russia)	681,920	1,500,238
Gazprom PJSC (Russia), ADR	147,387	652,777
Gulfport Energy Corp.*	512,100	3,354,255
Idemitsu Kosan Co. Ltd. (Japan)	13,300	434,995
JXTG Holdings, Inc. (Japan)	549,800	2,875,483
Kinder Morgan, Inc.	923,500	14,203,430
Laredo Petroleum, Inc.*(a)	456,300	1,651,806
LUKOIL PJSC (Russia)	49,353	3,535,122
LUKOIL PJSC (Russia), ADR	14,915	1,066,124
Lundin Petroleum AB (Sweden)	25,395	636,722
Marathon Oil Corp.	957,500	13,730,550
Marathon Petroleum Corp.(a)	72,200	4,260,522
MOL Hungarian Oil & Gas PLC (Hungary)	86,939	957,562
Motor Oil Hellas Corinth Refineries SA (Greece)	2,850	68,536
Murphy Oil Corp.(a)	903,400	21,130,526
Neste OYJ (Finland)	154,064	11,911,698
New Hope Corp. Ltd. (Australia)	83,863	201,418
Novatek PJSC (Russia), GDR	1,721	294,291
Oil & Gas Development Co. Ltd. (Pakistan)	371,700	342,380
Oil & Natural Gas Corp. Ltd. (India)	273,649	587,483
OMV AG (Austria)	128,442	5,632,217
PBF Energy, Inc. (Class A Stock)	590,100	19,278,567
Petroleo Brasileiro SA (Brazil)	80,600	528,218
Phillips 66	448,700	38,655,505
PTT Exploration & Production PCL (Thailand)	38,800	135,230
Range Resources Corp.	815,000	7,799,550
Reliance Industries Ltd. (India)	16,998	272,637
Repsol SA (Spain)	1,095,635	17,740,554
REX American Resources Corp.*	9,200	626,612
Rosneft Oil Co. PJSC (Russia)	178,490	1,096,340
Rosneft Oil Co. PJSC (Russia), GDR	76,059	470,045
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	631,262	18,592,990
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	94,504	2,822,368
Santos Ltd. (Australia)	242,343	929,270
SK Innovation Co. Ltd. (South Korea)	1,737	278,657
Surgutneftegas PJSC (Russia)	2,434,500	938,105
Tatneft PJSC (Russia)	49,050	517,390
Tatneft PJSC (Russia), ADR	9,591	604,233
TOTAL SA (France)	344,412	18,225,568

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	3,398	$75,003
Valero Energy Corp.	525,200	39,374,244
Washington H Soul Pattinson & Co. Ltd. (Australia)	329,761	5,769,357
Whitehaven Coal Ltd. (Australia)	3,757,706	11,357,713
Woodside Petroleum Ltd. (Australia)	130,064	2,856,480
World Fuel Services Corp.	572,500	12,257,225
Yanzhou Coal Mining Co. Ltd. (China) (Class H Stock)	716,000	576,475

		476,445,570

Oil, Gas and Consumable Fuels — 0.0%
Frontera Energy Corp. (Colombia)*	20,208	197,498

Paper & Forest Products — 0.2%
Altri SGPS SA (Portugal)	78,561	522,867
Domtar Corp.	192,800	6,773,064
Ence Energia y Celulosa SA (Spain)	528,063	3,331,432
Fibria Celulose SA (Brazil)	38,000	662,788
Indah Kiat Pulp & Paper Corp. Tbk PT (Indonesia)	968,500	778,976
Louisiana-Pacific Corp.	637,000	14,154,140
Mondi PLC (United Kingdom)	49,209	1,027,416
Oji Holdings Corp. (Japan)	150,300	770,412
Stora Enso OYJ (Finland) (Class R Stock)	437,401	5,085,346
UPM-Kymmene OYJ (Finland)	129,973	3,314,904

		36,421,345

Personal Products — 0.5%
Avon Products, Inc. (United Kingdom)*	64,900	98,648
Beiersdorf AG (Germany)	5,782	604,977
Best World International Ltd. (Singapore)	494,500	950,728
Fancl Corp. (Japan)	9,900	252,545
Hengan International Group Co. Ltd. (China)	20,000	144,126
Herbalife Nutrition Ltd.*(a)	324,100	19,105,695
Kose Corp. (Japan)	3,700	579,430
L’Oreal SA (France)	37,060	8,562,139
Medifast, Inc.	33,500	4,188,170
Noevir Holdings Co. Ltd. (Japan)	4,700	204,024
Nu Skin Enterprises, Inc. (Class A Stock)	297,700	18,257,941
Oriflame Holding AG (Switzerland)*	19,893	446,034
Pola Orbis Holdings, Inc. (Japan)	12,600	339,158
Unilever NV (United Kingdom), CVA	209,360	11,386,935
Unilever PLC (United Kingdom)	154,020	8,079,057
USANA Health Sciences, Inc.*(a)	42,000	4,944,660

		78,144,267

Pharmaceuticals — 3.2%
Aclaris Therapeutics, Inc.*	23,100	170,709
Akorn, Inc.*	187,200	634,608
Allergan PLC	190,400	25,448,863
Aspen Pharmacare Holdings Ltd. (South Africa)	70,476	660,425
Astellas Pharma, Inc. (Japan)	814,000	10,425,676
AstraZeneca PLC (United Kingdom)	9,164	687,397
Bayer AG (Germany)	71,025	4,972,548
Bristol-Myers Squibb Co.	878,300	45,654,034
China Medical System Holdings Ltd. (China)	806,000	751,004

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
China Resources Pharmaceutical Group Ltd. (China), 144A	480,000	$624,185
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (China) (Class A Stock)	19,000	68,794
China Traditional Chinese Medicine Holdings Co. Ltd. (China)	332,000	193,432
CSPC Pharmaceutical Group Ltd. (China)	650,000	926,402
Eli Lilly & Co.	253,900	29,381,308
Galenica AG (Switzerland), 144A*	88,544	3,906,073
GlaxoSmithKline PLC (United Kingdom)	54,186	1,031,750
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (China) (Class A Stock)	13,700	71,415
H. Lundbeck A/S (Denmark)	138,660	6,084,121
Horizon Pharma PLC*	288,200	5,631,428
Hypera SA (Brazil)	128,100	998,160
Ipsen SA (France)	9,547	1,234,897
Johnson & Johnson	631,400	81,482,170
Kaken Pharmaceutical Co. Ltd. (Japan)	4,500	198,999
Kangmei Pharmaceutical Co. Ltd. (China) (Class A Stock)	38,000	51,139
Kissei Pharmaceutical Co. Ltd. (Japan)	6,900	176,634
KYORIN Holdings, Inc. (Japan)	9,100	199,580
Luye Pharma Group Ltd. (China), 144A	31,500	21,954
Mallinckrodt PLC*(a)	811,900	12,828,020
Merck & Co., Inc.	822,600	62,854,866
Novartis AG (Switzerland)	451,556	38,746,291
Novo Nordisk A/S (Denmark) (Class B Stock)	248,070	11,396,174
Pacira Pharmaceuticals, Inc.*	24,700	1,062,594
Pfizer, Inc.	822,100	35,884,665
Phibro Animal Health Corp. (Class A Stock)	37,500	1,206,000
Prestige Consumer Healthcare, Inc.*	23,400	722,592
Richter Gedeon Nyrt (Hungary)	38,484	748,393
Roche Holding AG (Switzerland)	161,648	40,220,136
Sanofi (France)	325,469	28,229,580
Santen Pharmaceutical Co. Ltd. (Japan)	51,100	738,972
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	11,500	33,318
Shionogi & Co. Ltd. (Japan)	157,300	8,996,707
Sihuan Pharmaceutical Holdings Group Ltd. (China)	2,347,000	410,041
Sino Biopharmaceutical Ltd. (Hong Kong)	840,500	551,046
SSY Group Ltd. (Hong Kong)	42,000	31,083
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	16,031	247,198
UCB SA (Belgium)	198,372	16,213,016
Zoetis, Inc.	192,200	16,440,788

		499,249,185

Professional Services — 0.4%
ALS Ltd. (Australia)	66,574	317,249
Amadeus Fire AG (Germany)	6,801	637,074
en-japan, Inc. (Japan)	3,900	121,013
Experian PLC (United Kingdom)	27,541	669,136
FULLCAST Holdings Co. Ltd. (Japan)	19,600	319,826
Hays PLC (United Kingdom)	184,819	330,425
Heidrick & Struggles International, Inc.	29,300	913,867
ICF International, Inc.	3,700	239,686

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Insperity, Inc.	198,500	$18,531,960
Intertek Group PLC (United Kingdom)	37,082	2,273,466
Kforce, Inc.	55,500	1,716,060
Korn/Ferry International	128,700	5,088,798
Meitec Corp. (Japan)	5,000	202,744
Pagegroup PLC (United Kingdom)	555,183	3,195,931
Randstad NV (Netherlands)	33,305	1,533,896
Recruit Holdings Co. Ltd. (Japan)	159,500	3,850,642
RELX PLC (United Kingdom)	339,867	7,010,434
TechnoPro Holdings, Inc. (Japan)	4,900	201,232
Teleperformance (France)	31,920	5,112,627
TriNet Group, Inc.*	13,500	566,325
TrueBlue, Inc.*	54,100	1,203,725
WDB Holdings Co. Ltd. (Japan)	11,800	255,032
Wolters Kluwer NV (Netherlands)	58,158	3,448,145

		57,739,293

Real Estate Management & Development — 0.8%
Agile Group Holdings Ltd. (China)	482,000	561,722
Aldar Properties PJSC (United Arab Emirates)	1,742,918	757,976
Allreal Holding AG (Switzerland)*	8,222	1,281,482
Azrieli Group Ltd. (Israel)	5,773	275,529
CapitaLand Ltd. (Singapore)	346,200	787,768
CBRE Group, Inc. (Class A Stock)*	769,300	30,802,772
China Overseas Land & Investment Ltd. (China)	200,000	687,072
China Resources Land Ltd. (China)	254,000	971,581
CK Asset Holdings Ltd. (Hong Kong)	2,312,500	16,755,306
Country Garden Holdings Co. Ltd. (China)	276,000	332,502
DAMAC Properties Dubai Co. PJSC (United Arab Emirates)	244,320	100,316
Emaar Development PJSC (United Arab Emirates)	329,055	394,852
Emaar Malls PJSC (United Arab Emirates)	53,577	26,081
Emaar Properties PJSC (United Arab Emirates)	1,259,845	1,416,367
Entra ASA (Norway), 144A	15,402	205,514
Forestar Group, Inc.*(a)	12,121	167,876
Greenland Holdings Corp. Ltd. (China) (Class A Stock)	77,200	68,716
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	344,800	521,676
Henderson Land Development Co. Ltd. (Hong Kong)	400	1,991
HFF, Inc. (Class A Stock)	51,200	1,697,792
Hulic Co. Ltd. (Japan)	40,800	365,175
Hysan Development Co. Ltd. (Hong Kong)	129,000	612,117
Jinke Properties Group Co. Ltd. (China) (Class A Stock)	76,000	68,744
Jones Lang LaSalle, Inc.	177,603	22,484,540
Kerry Properties Ltd. (Hong Kong)	1,653,500	5,648,399
LendLease Group (Australia)	4,815	39,338
Logan Property Holdings Co. Ltd. (China)	38,000	47,144
Marcus & Millichap, Inc.*	46,500	1,596,345
New World Development Co. Ltd. (Hong Kong)	468,000	616,530
Newmark Group, Inc. (Class A Stock)	195,613	1,568,819
PATRIZIA Immobilien AG (Germany)	31,451	602,702

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
PSP Swiss Property AG (Switzerland)	5,543	$547,447
RMR Group, Inc. (The) (Class A Stock)	7,600	403,408
Ruentex Development Co. Ltd. (Taiwan)	15,600	22,697
Seazen Holdings Co. Ltd. (China) (Class A Stock)	17,200	59,430
Shimao Property Holdings Ltd. (China)	511,500	1,364,914
Shui On Land Ltd. (China)	465,000	103,349
Sino-Ocean Group Holding Ltd. (China)	1,457,500	641,632
SM Prime Holdings, Inc. (Philippines)	1,432,800	976,219
Sumitomo Realty & Development Co. Ltd. (Japan)	35,800	1,309,242
Sun Hung Kai Properties Ltd. (Hong Kong)	265,500	3,784,713
Sunac China Holdings Ltd. (China)	123,000	398,079
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,211,000	12,807,325
Swire Properties Ltd. (Hong Kong)	76,000	266,735
TAG Immobilien AG (Germany)	17,116	392,275
Vonovia SE (Germany)	65,924	2,999,809
Wharf Holdings Ltd. (The) (Hong Kong)	215,000	560,174
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	391,000	2,336,819
Wheelock & Co. Ltd. (Hong Kong)	102,000	583,409
Yuexiu Property Co. Ltd. (China)	574,000	105,583

		121,128,003

Road & Rail — 1.0%
ArcBest Corp.	43,900	1,504,014
Aurizon Holdings Ltd. (Australia)	272,358	820,498
Avis Budget Group, Inc.*	129,400	2,908,912
Canadian National Railway Co. (Canada)	8,700	644,343
Canadian Pacific Railway Ltd. (Canada)	6,600	1,171,099
Container Corp. Of India Ltd. (India)	36,783	362,344
Covenant Transportation Group, Inc. (Class A Stock)*	32,600	625,920
CSX Corp.	867,800	53,916,414
Daqin Railway Co. Ltd. (China) (Class A Stock)	56,800	68,271
DSV A/S (Denmark)	91,788	6,062,753
Fukuyama Transporting Co. Ltd. (Japan)	36,700	1,411,207
Hamakyorex Co. Ltd. (Japan)	7,800	269,061
Kyushu Railway Co. (Japan)	142,500	4,820,089
Landstar System, Inc.(a)	153,200	14,656,644
Marten Transport Ltd.	8,100	131,139
National Express Group PLC (United Kingdom)	509,225	2,429,515
Nippon Express Co. Ltd. (Japan)	10,100	562,430
Norfolk Southern Corp.	193,400	28,921,036
Old Dominion Freight Line, Inc.(a)	226,500	27,970,485
Ryder System, Inc.	89,000	4,285,350
Sankyu, Inc. (Japan)	20,800	940,171
Sixt SE (Germany)	52,388	4,177,826
Sotetsu Holdings, Inc. (Japan)	10,100	300,343

		158,959,864

Semiconductors & Semiconductor Equipment — 1.7%
Advantest Corp. (Japan)	506,700	10,331,169
Amkor Technology, Inc.*	258,200	1,693,792
ASML Holding NV (Netherlands)	16,595	2,618,575
Cabot Microelectronics Corp.	73,300	6,989,155

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc.*(a)	386,200	$12,814,116
Cypress Semiconductor Corp.	321,300	4,086,936
Dialog Semiconductor PLC (United Kingdom)*	10,426	270,076
Diodes, Inc.*	72,500	2,338,850
Globalwafers Co. Ltd. (Taiwan)	69,000	634,474
Infineon Technologies AG (Germany)	759,218	15,201,463
Intel Corp.	2,269,800	106,521,714
Macronix International (Taiwan)	46,000	27,617
MKS Instruments, Inc.(a)	261,100	16,869,671
Nanya Technology Corp. (Taiwan)	410,000	737,785
Novatek Microelectronics Corp. (Taiwan)	15,000	69,544
NXP Semiconductors NV (Netherlands)(a)	315,200	23,097,856
Phison Electronics Corp. (Taiwan)	50,000	370,805
Qorvo, Inc.*(a)	255,300	15,504,369
Realtek Semiconductor Corp. (Taiwan)	12,000	55,924
Semtech Corp.*	44,200	2,027,454
Siltronic AG (Germany)	80,626	6,733,078
SK Hynix, Inc. (South Korea)*	82,158	4,450,914
SMART Global Holdings, Inc.*(a)	67,400	2,001,780
STMicroelectronics NV (Switzerland)	94,054	1,351,044
Synaptics, Inc.*(a)	55,200	2,053,992
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	531,000	3,889,787
Teradyne, Inc.	180,900	5,676,642
Versum Materials, Inc.(a)	452,200	12,534,984
Xilinx, Inc.	97,700	8,321,109

		269,274,675

Software — 3.0%
Adobe, Inc.*	286,300	64,772,512
Altair Engineering, Inc. (Class A Stock)*	16,500	455,070
Appfolio, Inc. (Class A Stock)*	3,700	219,114
Avaya Holdings Corp.*(a)	41,500	604,240
Bravura Solutions Ltd. (Australia)	408,253	1,064,178
Cadence Design Systems, Inc.*	300,500	13,065,740
CDK Global, Inc.	348,600	16,690,968
Cision Ltd.*	96,700	1,131,390
Citrix Systems, Inc.	60,400	6,188,584
CommVault Systems, Inc.*	244,100	14,423,869
Cornerstone OnDemand, Inc.*	78,000	3,933,540
CyberArk Software Ltd. (Israel)*	95,900	7,110,025
Dassault Systemes SE (France)	17,710	2,107,946
Envestnet, Inc.*(a)	85,500	4,205,745
Fair Isaac Corp.*	9,600	1,795,200
j2 Global, Inc.	203,000	14,084,140
LogMeIn, Inc.(a)	273,100	22,276,767
Manhattan Associates, Inc.*	253,400	10,736,558
Micro Focus International PLC (United Kingdom)	58,799	1,039,561
Microsoft Corp.	1,910,000	193,998,700
Monotype Imaging Holdings, Inc.	52,700	817,904
Nemetschek SE (Germany)	2,740	302,005
Nice Ltd. (Israel)*	11,963	1,288,297
Nuance Communications, Inc.*	344,100	4,552,443
Oracle Corp.	611,200	27,595,680
Paylocity Holding Corp.*	4,400	264,924
Progress Software Corp.	196,100	6,959,589
SAP SE (Germany)	8,107	811,661

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Software (continued)
SPS Commerce, Inc.*	34,500	$2,842,110
Synopsys, Inc.*	189,200	15,938,208
Systena Corp. (Japan)	113,200	1,312,433
Teradata Corp.*	151,000	5,792,360
Tyler Technologies, Inc.*(a)	37,700	7,005,414
Ultimate Software Group, Inc. (The)*	5,600	1,371,272
Verint Systems, Inc.*	111,700	4,726,027
WiseTech Global Ltd. (Australia)	15,005	178,286

		461,662,460

Specialty Retail — 1.3%
ABC-Mart, Inc. (Japan)	4,500	248,918
Accent Group Ltd. (Australia)	1,366,551	1,148,819
Advance Auto Parts, Inc.	112,400	17,698,504
American Eagle Outfitters, Inc.	87,900	1,699,107
Arcland Sakamoto Co. Ltd. (Japan)	16,100	197,879
Asbury Automotive Group, Inc.*	101,700	6,779,322
AutoNation, Inc.*(a)	454,900	16,239,930
Best Buy Co., Inc.(a)	94,000	4,978,240
Bic Camera, Inc. (Japan)	14,800	187,000
Chico’s FAS, Inc.(a)	164,300	923,366
Chow Sang Sang Holdings International Ltd. (Hong Kong)	136,000	201,345
Conn’s, Inc.*	41,800	788,348
Dick’s Sporting Goods, Inc.(a)	721,300	22,504,560
DSW, Inc. (Class A Stock)	137,800	3,403,660
EDION Corp. (Japan)	272,300	2,669,790
Fast Retailing Co. Ltd. (Japan)	33,400	17,048,015
Five Below, Inc.*(a)	58,100	5,944,792
Foot Locker, Inc.(a)	421,800	22,439,760
Genesco, Inc.*(a)	63,100	2,795,330
Group 1 Automotive, Inc.(a)	43,200	2,277,504
Hennes & Mauritz AB (Sweden) (Class B Stock)(a)	413,355	5,884,372
Hikari Tsushin, Inc. (Japan)	2,800	437,802
Home Depot, Inc. (The)	31,600	5,429,512
Hotel Shilla Co. Ltd. (South Korea)	885	60,553
Hudson Ltd. (Class A Stock)*	19,100	327,565
JB Hi-Fi Ltd. (Australia)(a)	15,043	233,387
JD Sports Fashion PLC (United Kingdom)	1,004,243	4,474,554
JUMBO SA (Greece)	17,410	253,772
Kingfisher PLC (United Kingdom)	438,552	1,160,603
Lithia Motors, Inc. (Class A Stock)	17,200	1,312,876
Michaels Cos., Inc. (The)*(a)	387,800	5,250,812
Mr. Price Group Ltd. (South Africa)	4,544	77,628
Murphy USA, Inc.*	30,100	2,306,864
Office Depot, Inc.	365,100	941,958
Petrobras Distribuidora SA (Brazil)	9,600	63,657
Sally Beauty Holdings, Inc.*(a)	118,700	2,023,835
Signet Jewelers Ltd.(a)	390,900	12,418,893
Sonic Automotive, Inc. (Class A Stock)	46,900	645,344
T-Gaia Corp. (Japan)	52,400	989,324
TJX Cos., Inc. (The)	632,200	28,284,628
United Arrows Ltd. (Japan)	5,800	185,593
Urban Outfitters, Inc.*	132,500	4,399,000
WH Smith PLC (United Kingdom)	15,257	334,807
		207,671,528

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	920,700	$145,231,218
Brother Industries Ltd. (Japan)	35,300	522,634
Dell Technologies, Inc. (Class C Stock)*	118,690	5,800,366
Elecom Co. Ltd. (Japan)	8,100	205,908
FUJIFILM Holdings Corp. (Japan)	68,800	2,675,539
Hewlett Packard Enterprise Co.	2,183,500	28,844,035
HP, Inc.	2,249,500	46,024,770
Immersion Corp.*	59,200	530,432
Konica Minolta, Inc. (Japan)	1,435,900	12,950,724
Lenovo Group Ltd. (China)	192,000	129,622
Logitech International SA (Switzerland)	113,663	3,580,131
NCR Corp.*(a)	324,600	7,491,768
Neopost SA (France)	6,890	188,181
Ricoh Co. Ltd. (Japan)	68,900	672,824
Samsung Electronics Co. Ltd. (South Korea)	157,204	5,446,168
Seiko Epson Corp. (Japan)	40,800	573,330

		260,867,650

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)	28,458	5,970,224
ANTA Sports Products Ltd. (China)	51,000	245,232
Burberry Group PLC (United Kingdom)	125,608	2,780,644
China Taifeng Beddings Holdings Ltd. (China)*^	242,000	—
Feng TAY Enterprise Co. Ltd. (Taiwan)	162,000	928,720
Fila Korea Ltd. (South Korea)*	1,299	62,702
Formosa Taffeta Co. Ltd. (Taiwan)	24,000	26,981
Hermes International (France)	8,791	4,889,575
Kering SA (France)	11,259	5,309,181
LVMH Moet Hennessy Louis Vuitton SE (France)	88,338	26,183,042
Moncler SpA (Italy)	23,461	783,886
Movado Group, Inc.	39,000	1,233,180
NIKE, Inc. (Class B Stock)	292,100	21,656,294
Pou Chen Corp. (Taiwan)	60,000	63,505
Puma SE (Germany)	1,130	553,927
PVH Corp.	33,600	3,123,120
Ruentex Industries Ltd. (Taiwan)	10,200	26,110
Shenzhou International Group Holdings Ltd. (China)	67,000	761,242
Skechers U.S.A., Inc. (Class A Stock)*	797,800	18,261,642
Swatch Group AG (The) (Switzerland)	7,548	438,916
Tapestry, Inc.(a)	162,800	5,494,500
Wolverine World Wide, Inc.(a)	102,300	3,262,347

		102,054,970

Thrifts & Mortgage Finance — 0.2%
Deutsche Pfandbriefbank AG (Germany), 144A	459,420	4,627,652
Essent Group Ltd.*	78,700	2,689,966
Federal Agricultural Mortgage Corp. (Class C Stock)	18,700	1,130,228
Flagstar Bancorp, Inc.*	12,100	319,440
Housing Development Finance Corp. Ltd. (India)	8,876	250,366
Meta Financial Group, Inc.	24,300	471,177
MGIC Investment Corp.*	928,700	9,714,202
OneSavings Bank PLC (United Kingdom)	94,214	420,755

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance (continued)
Paragon Banking Group PLC (United Kingdom)	36,141	$178,205
Radian Group, Inc.	937,200	15,332,592
Walker & Dunlop, Inc.	32,800	1,418,600

		36,553,183

Tobacco — 0.4%
Altria Group, Inc.	363,100	17,933,509
British American Tobacco PLC (United Kingdom)	540,599	17,287,447
Gudang Garam Tbk PT (Indonesia)	269,000	1,565,768
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	2,575,700	664,906
Imperial Brands PLC (United Kingdom)	533,709	16,184,208
Japan Tobacco, Inc. (Japan)(a)	151,300	3,601,280
KT&G Corp. (South Korea)	12,566	1,144,380
Scandinavian Tobacco Group A/S (Denmark), 144A	154,982	1,867,710
Swedish Match AB (Sweden)	16,433	648,648
Turning Point Brands, Inc.	16,700	454,574
Universal Corp.	29,200	1,581,180

		62,933,610

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*	11,900	471,239
Applied Industrial Technologies, Inc.	22,300	1,202,862
Ashtead Group PLC (United Kingdom)	68,625	1,435,154
BMC Stock Holdings, Inc.*	216,200	3,346,776
BOC Aviation Ltd. (Singapore), 144A	5,600	41,398
Bunzl PLC (United Kingdom)	46,181	1,396,282
Diploma PLC (United Kingdom)	15,554	240,461
Foundation Building Materials, Inc.*	57,800	480,318
GMS, Inc.*	127,500	1,894,650
ITOCHU Corp. (Japan)	809,400	13,746,666
Marubeni Corp. (Japan)	2,234,700	15,657,940
Mitsubishi Corp. (Japan)	391,700	10,758,548
Mitsui & Co. Ltd. (Japan)	236,300	3,632,289
Rush Enterprises, Inc. (Class A Stock)	10,900	375,832
Sojitz Corp. (Japan)	193,600	669,587
Sumitomo Corp. (Japan)	197,600	2,802,912
Toyota Tsusho Corp. (Japan)	28,900	850,540
Veritiv Corp.*	40,900	1,021,273
WESCO International, Inc.*	227,300	10,910,400

		70,935,127

Transportation Infrastructure — 0.1%
Aena SME SA (Spain), 144A	44,641	6,950,430
Auckland International Airport Ltd. (New Zealand)	132,400	636,806
COSCO SHIPPING Ports Ltd. (China)	268,000	263,669
Enav SpA (Italy), 144A	376,075	1,832,649
Fraport AG Frankfurt Airport Services Worldwide (Germany)	11,788	847,556
Japan Airport Terminal Co. Ltd. (Japan)	6,200	214,758
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	32,000	44,680
Kamigumi Co. Ltd. (Japan)	204,700	4,200,564
Macquarie Infrastructure Corp.(a)	121,500	4,442,040
Malaysia Airports Holdings Bhd (Malaysia)	365,000	738,885

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (continued)
Taiwan High Speed Rail Corp. (Taiwan)	53,000	$52,564
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	38,000	32,962

		20,257,563

Water Utilities — 0.1%
Aqua America, Inc.(a)	208,400	7,125,196
Beijing Enterprises Water Group Ltd. (China)*	152,000	78,370
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	265,000	2,153,777
Pennon Group PLC (United Kingdom)	56,851	502,733
SJW Group	36,900	2,052,378

		11,912,454

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico) (Class L Stock)	462,300	329,109
China Mobile Ltd. (China)	215,000	2,068,343
China United Network Communications Ltd. (China) (Class A Stock)	98,400	74,193
DiGi.Com Bhd (Malaysia)	117,900	128,222
Globe Telecom, Inc. (Philippines)	8,575	310,205
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	1,686,000	628,141
KDDI Corp. (Japan)	383,000	9,153,307
M1 Ltd. (Singapore)	149,100	228,624
NTT DOCOMO, Inc. (Japan)	247,300	5,568,034
Shenandoah Telecommunications Co.	77,000	3,407,250
SK Telecom Co. Ltd. (South Korea)	16,502	3,987,562
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	1,295,000	1,434,766
Telephone & Data Systems, Inc.	399,300	12,993,222
TIM Participacoes SA (Brazil)	22,900	70,016
T-Mobile US, Inc.*	248,500	15,807,085
Vodacom Group Ltd. (South Africa)	16,900	155,078

		56,343,157

TOTAL COMMON STOCKS (cost $10,848,955,179)		10,172,706,796

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany), (PRFC)	8,415	601,549

Banks — 0.0%
Banco Bradesco SA (Brazil), (PRFC)	88,700	884,540
Itau Unibanco Holding SA (Brazil), (PRFC)	175,500	1,607,495
Itausa – Investimentos Itau SA (Brazil), (PRFC)	202,950	632,558

		3,124,593

Beverages — 0.0%
Embotelladora Andina SA (Chile), (PRFC B)	7,576	28,324

Capital Markets — 0.0%
State Street Corp. Series G 5.350%	60,000	1,432,800

Chemicals — 0.0%
LG Chem Ltd. (South Korea), (PRFC)	208	36,501

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

PREFERRED STOCKS (continued)	Shares	Value
Diversified Financial Services — 0.0%
Grupo de Inversiones Suramericana SA (Colombia), (PRFC)	3,158	$30,223

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Brazil), (PRFC)	12,300	146,715

Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA (Brazil), (PRFC B)*	466,800	3,392,829
Cia Energetica de Minas Gerais (Brazil), (PRFC)	880,100	3,147,310

		6,540,139

Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao (Brazil), (PRFC)	4,300	89,844

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany), (PRFC)	5,035	631,467

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany), (PRFC)	24,255	2,656,336

Industrial Conglomerates — 0.0%
CJ Corp. (South Korea), (PRFC)*	1,103	36,259

Metals & Mining — 0.0%
Gerdau SA (Brazil), (PRFC)	94,100	359,817

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil), (PRFC)	41,700	244,019
Surgutneftegas PJSC (Russia), (PRFC)	3,297,600	1,848,412
Transneft PJSC (Russia), (PRFC)	330	774,496

		2,866,927

Personal Products — 0.0%
LG Household & Health Care Ltd. (South Korea), (PRFC)	58	34,086

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea), (PRFC)	33,998	967,938

TOTAL PREFERRED STOCKS (cost $17,201,632)		19,583,518

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/19 (cost $513,954)	1,095,635	502,130

	Shares

UNAFFILIATED EXCHANGE TRADED FUNDS — 0.1%
iShares MSCI EAFE ETF(a)	66,046	3,882,184
iShares MSCI EAFE Small-Cap ETF(a)	60,000	3,109,200
iShares MSCI Emerging Markets ETF(a)	35,087	1,370,498

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $9,886,612)		8,361,882

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 6.0%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2016-4, Class C
2.410%	07/08/22	2,100	$2,073,326
Series 2017-3, Class C
2.690%	06/19/23	3,770	3,724,730
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A
2.990%	06/20/22	3,700	3,677,472
Series 2018-1A, Class A, 144A
3.700%	09/20/24	12,800	12,971,117
Series 2018-2A, Class A, 144A
4.000%	03/20/25	4,500	4,592,083
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A
2.160%	10/15/20	1,802	1,796,419
Series 2017-1A, Class B, 144A
2.880%	06/15/21	2,300	2,294,836
Series 2018-1A, Class B, 144A
3.710%	04/14/25	6,860	6,935,095

			38,065,078

Collateralized Loan Obligations — 3.9%
ALM Ltd. (Cayman Islands),
Series 2013-8A, Class A1R, 3 Month LIBOR + 1.490%, 144A
3.926%(c)	10/15/28	7,750	7,750,300
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 3 Month LIBOR + 1.280%, 144A
3.716%(c)	07/15/29	4,500	4,490,298
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A
3.696%(c)	07/16/29	20,750	20,543,181
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 0.960%, 144A
3.437%(c)	04/23/31	7,500	7,382,324
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1R, 3 Month LIBOR + 1.340%, 144A
3.785%(c)	07/18/30	11,750	11,736,961
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1R, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	07/15/29	10,750	10,720,277
Series 2017-12A, Class A1, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	10/15/30	13,750	13,709,110
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A
3.766%(c)	04/13/27	1,500	1,497,626
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 3 Month LIBOR + 1.450%, 144A
3.919%(c)	01/20/29	7,500	7,502,615
Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.970%, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
3.419%(c)	04/17/31	16,000	$15,737,616
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1B, 3 Month LIBOR + 1.230%, 144A
3.699%(c)	04/20/31	10,500	10,455,063
Series 2017-2A, Class A1B, 3 Month LIBOR + 1.220%, 144A
3.689%(c)	07/20/31	7,750	7,711,591
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1R, 3 Month LIBOR + 1.400%, 144A
3.845%(c)	10/18/26	500	499,482
CIFC Funding Ltd. (Cayman Islands), Series 2013-3RA, Class A1, 3 Month LIBOR + 0.980%, 144A
3.467%(c)	04/24/31	25,000	24,629,758
Elevation CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 3 Month LIBOR + 1.180%, 144A
3.616%(c)	10/15/26	3,250	3,250,129
Series 2015-4A, Class A, 3 Month LIBOR + 1.550%, 144A
3.995%(c)	04/18/27	3,750	3,755,957
Greywolf CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A
3.538%(c)	04/26/31	14,000	13,762,669
Series 2018-2A, Class A1, 144A
—%(p)	10/20/31	28,400	27,995,328
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1RR, 3 Month LIBOR + 1.030%, 144A
3.520%(c)	04/25/31	20,000	19,663,432
Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A
3.757%(c)	10/23/29	10,000	9,934,755
JMP Credit Advisors CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.370%, 144A
3.819%(c)	07/17/29	4,250	4,255,262
Mariner CLO Ltd. (Cayman Islands), Series 2018-5A, Class A, 3 Month LIBOR + 1.110%, 144A
3.600%(c)	04/25/31	30,000	29,616,627
Midocean Credit CLO (Cayman Islands), Series 2018-8A, Class A1, 3 Month LIBOR + 1.150%, 144A
3.472%(c)	02/20/31	15,000	14,808,180
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.750%, 144A
4.219%(c)	04/20/28	6,500	6,537,640
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A
3.646%(c)	01/16/31	15,000	14,888,162
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A
3.286%(c)	01/15/28	9,000	8,910,854
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 3 Month LIBOR + 1.260%, 144A
3.696%(c)	07/15/30	11,000	10,948,510

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
OZLM Ltd. (Cayman Islands), Series 2014-6A, Class A1S, 3 Month LIBOR + 1.080%, 144A
3.529%(c)	04/17/31	14,000	$13,791,413
Series 2015-11A, Class A1R, 3 Month LIBOR + 1.250%, 144A
3.770%(c)	10/30/30	12,750	12,680,469
Regatta Funding Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.250%, 144A
3.699%(c)	10/17/30	7,500	7,459,693
Romark WM-R Ltd. (Cayman Islands), Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A
3.499%(c)	04/20/31	15,000	14,750,790
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.240%, 144A
3.709%(c)	07/20/30	12,000	11,966,308
Sound Point CLO Ltd. (Cayman Islands), Series 2016-2A, Class A, 3 Month LIBOR + 1.660%, 144A
4.129%(c)	10/20/28	9,250	9,248,539
Series 2017-3A, Class A1B, 3 Month LIBOR + 1.220%, 144A
3.689%(c)	10/20/30	13,250	13,191,263
Telos CLO Ltd. (Cayman Islands), Series 2013-3A, Class AR, 3 Month LIBOR + 1.300%, 144A
3.749%(c)	07/17/26	25,000	24,987,785
Series 2013-4A, Class AR, 3 Month LIBOR + 1.240%, 144A
3.689%(c)	01/17/30	11,500	11,441,148
TICP CLO Ltd. (Cayman Islands), Series 2016-6A, Class A, 3 Month LIBOR + 1.550%, 144A
3.986%(c)	01/15/29	2,750	2,751,522
Series 2017-7A, Class AS, 3 Month LIBOR + 1.230%, 144A
3.666%(c)	07/15/29	10,500	10,466,092
Series 2017-9A, Class A, 3 Month LIBOR + 1.140%, 144A
3.609%(c)	01/20/31	8,000	7,904,094
Trinitas CLO Ltd. (Cayman Islands), Series 2016-4A, Class A1LR, 3 Month LIBOR + 1.180%, 144A
3.625%(c)	10/18/31	13,750	13,617,656
Series 2016-5A, Class A, 3 Month LIBOR + 1.700%, 144A
4.190%(c)	10/25/28	10,500	10,499,108
Series 2017-6A, Class A, 3 Month LIBOR + 1.320%, 144A
3.810%(c)	07/25/29	16,250	16,263,517
Series 2017-7A, Class A, 3 Month LIBOR + 1.210%, 144A
3.700%(c)	01/25/31	9,000	8,936,046
Voya CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1R, 3 Month LIBOR + 0.970%, 144A
3.460%(c)	04/25/31	12,500	12,274,959
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.320%, 144A
3.789%(c)	04/20/29	9,000	9,006,802
Series 2017-2A, Class A1, 3 Month LIBOR + 1.250%, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
3.719%(c)	10/20/29	12,750	$12,716,888
Series 2018-2A, Class A1, 3 Month LIBOR + 1.200%, 144A
3.638%(c)	10/20/31	10,000	9,903,532
West CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 0.920%, 144A
3.365%(c)	07/18/26	13,927	13,911,778
Zais CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.370%, 144A
3.806%(c)	07/15/29	13,500	13,516,546
Series 2017-2A, Class A, 3 Month LIBOR + 1.290%, 144A
3.726%(c)	04/15/30	7,000	6,962,185
Series 2018-1A, Class A, 3 Month LIBOR + 0.950%, 144A
3.386%(c)	04/15/29	20,000	19,745,754

			600,687,594

Consumer Loans — 0.6%
Lendmark Funding Trust, Series 2017-2A, Class A, 144A
2.800%	05/20/26	8,300	8,157,318
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 144A
2.920%	12/20/29	12,600	12,473,720
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A
3.190%	03/18/26	2,870	2,867,773
Series 2016-1A, Class A, 144A
3.660%	02/20/29	15,150	15,177,508
Series 2016-2A, Class A, 144A
4.100%	03/20/28	892	893,600
Series 2017-1A, Class B, 144A
2.790%	09/14/32	2,500	2,451,149
Oportun Funding LLC, Series 2017-A, Class A, 144A
3.230%	06/08/23	6,000	5,945,788
Series 2017-B, Class A, 144A
3.220%	10/10/23	12,600	12,477,425
Series 2018-A, Class A, 144A
3.610%	03/08/24	4,930	4,885,604
Series 2018-C, Class A, 144A
4.100%	10/08/24	5,400	5,451,655
Series 2018-D, Class A, 144A
4.150%	12/09/24	3,800	3,839,753
PNMAC FMSR Issuer Trust, Series 2018-FT1, Class A, 1 Month LIBOR + 2.350%, 144A
4.856%(c)	04/25/23	3,080	3,081,748
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 Month LIBOR + 2.850%, 144A
5.356%(c)	02/25/23	3,880	3,888,335
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A
3.050%	04/25/29	10,330	10,230,337

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Springleaf Funding Trust, Series 2015-AA, Class A, 144A
3.160%	11/15/24	7,244	$7,233,821

			99,055,534

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7
3.960%	10/13/30	21,600	22,667,016
Discover Card Execution Note Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.600%
3.055%(c)	12/15/26	15,300	15,276,654

			37,943,670

Home Equity Loans — 0.3%
Accredited Mortgage Loan Trust, Series 2004-3, Class 2A5, 1 Month LIBOR + 1.080%
3.586%(c)	10/25/34	2,525	2,514,419
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-1, Class M1, 1 Month LIBOR + 1.020%
3.526%(c)	04/25/34	3,468	3,416,698
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-AR1, Class M3, 1 Month LIBOR + 4.500%
5.374%(c)	01/25/33	2,151	2,145,685
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W5, Class AV2, 1 Month LIBOR + 0.760%
3.266%(c)	10/25/33	958	949,250
Series 2003-W7, Class A2, 1 Month LIBOR + 0.780%
3.286%(c)	03/25/34	1,783	1,767,173
Series 2003-W7, Class M1, 1 Month LIBOR + 1.035%
3.541%(c)	03/25/34	699	695,132
Series 2003-W10, Class M1, 1 Month LIBOR + 1.080%
3.586%(c)	01/25/34	1,261	1,252,184
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE7, Class M1, 1 Month LIBOR + 0.975%
3.481%(c)	10/25/34	4,337	4,368,905
Series 2005-HE1, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/35	2,156	2,199,854
CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, 1 Month LIBOR + 1.350%
3.856%(c)	08/25/33	2,171	2,161,303
Series 2003-HE4, Class M1, 1 Month LIBOR + 0.975%
3.481%(c)	03/25/34	747	734,981
Home Equity Asset Trust, Series 2002-1, Class M1, 1 Month LIBOR + 1.320%
3.826%(c)	11/25/32	1,102	1,100,012
Series 2002-5, Class M1, 1 Month LIBOR + 1.700%
4.206%(c)	05/25/33	2,203	2,194,264
Series 2003-8, Class M1, 1 Month LIBOR + 1.080%
3.586%(c)	04/25/34	695	696,570
Merrill Lynch Mortgage Investors Trust, Series 2003-OPT1, Class A3, 1 Month LIBOR + 0.720%
3.226%(c)	07/25/34	215	213,518
Series 2004-HE2, Class A1A, 1 Month LIBOR + 0.800%
3.306%(c)	08/25/35	811	770,228
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1, 1 Month LIBOR + 1.020%
3.526%(c)	10/25/33	757	754,345
Series 2003-NC7, Class M1, 1 Month LIBOR + 1.050%

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
3.556%(c)	06/25/33	489	$492,680
Series 2004-HE8, Class M1, 1 Month LIBOR + 0.960%
3.466%(c)	09/25/34	4,336	4,315,179
Series 2005-HE2, Class M1, 1 Month LIBOR + 0.600%
3.106%(c)	01/25/35	1,316	1,314,857
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 1 Month LIBOR + 0.705%
3.211%(c)	08/25/35	1,142	1,144,208
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 144A
4.000%(cc)	12/25/57	7,325	7,362,665
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-6, Class A2, 1 Month LIBOR + 0.660%
3.166%(c)	11/25/33	1,570	1,536,913
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1, 1 Month LIBOR + 0.765%
3.271%(c)	02/25/35	1,336	1,329,250
Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2005-1, Class M4, 1 Month LIBOR + 0.915%
3.421%(c)	04/25/35	3,140	3,144,747
Series 2005-3, Class M4, 1 Month LIBOR + 0.885%
3.391%(c)	11/25/35	1,052	1,052,919

			49,627,939

Other — 0.0%
Oportun Funding LLC, Series 2018-B, Class A, 144A
3.910%	07/08/24	4,800	4,799,958

			4,799,958

Residential Mortgage-Backed Securities — 0.6%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-R6, Class M1, 1 Month LIBOR + 0.600%
3.106%(c)	08/25/35	70	70,098
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD2, Class A1
4.696%(cc)	03/25/44	848	844,707
Chase Funding Trust, Series 2003-1, Class 2A2, 1 Month LIBOR + 0.660%
3.166%(c)	11/25/32	547	541,823
CIT Mortgage Loan Trust, Series 2007-1, Class 2A3, 1 Month LIBOR + 1.450%, 144A
3.956%(c)	10/25/37	3,411	3,431,390
Credit-Based Asset Servicing & Securitization LLC, Series 2004-CB5, Class M1, 1 Month LIBOR + 0.915%
3.421%(c)	01/25/34	2,401	2,400,960
CSMC Trust, Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A
5.499%(c)	12/26/46	8,232	8,318,188
Series 2018-11R, 144A^
3.774%	08/25/37	2,700	2,699,999
Series 2018-RPL8, Class A1, 144A
4.070%	07/25/58	565	564,418
GSAMP Trust, Series 2004-HE2, Class M1, 1 Month LIBOR + 0.975%
3.481%(c)	09/25/34	4,433	4,452,507

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Legacy Mortgage Asset Trust, Series 2017-RPL1, Class A, 1 Month LIBOR + 1.750%, 144A
4.256%(c)	01/28/70		3,127	$3,175,605
Merrill Lynch Mortgage Investors Trust, Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	09/25/35		1,611	1,609,200
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ2, Class M2, 1 Month LIBOR + 0.690%
3.196%(c)	05/25/35		5,150	5,146,744
Popular ABS Mortgage Pass-Through Trust, Series 2005-4, Class M1, 1 Month LIBOR + 0.460%
2.966%(c)	09/25/35		5,092	5,082,674
Series 2005-5, Class AF4
4.022%(cc)	11/25/35		1,880	1,870,417
Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	01/25/34		938	940,458
Series 2004-BC4, Class A2C, 1 Month LIBOR + 0.980%
3.486%(c)	10/25/35		6,622	6,436,243
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	13,891	15,884,164
Towd Point Mortgage Trust, Series 2015-2, Class 1M2, 144A
3.711%(cc)	11/25/60		4,000	4,050,634
Series 2017-4, Class A1, 144A
2.750%(cc)	06/25/57		4,903	4,770,110
Series 2017-6, Class A1, 144A
2.750%(cc)	10/25/57		12,240	11,954,967
Series 2018-2, Class A1, 144A
3.250%(cc)	03/25/58		889	875,616
Series 2018-3, Class A1, 144A
3.750%(cc)	05/25/58		395	394,721
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A
3.250%	06/25/47		593	589,700

				86,105,343

Student Loans — 0.2%
Commonbond Student Loan Trust, Series 2017-AGS, Class A2, 1 Month LIBOR + 0.850%, 144A
3.165%(c)	05/25/41		3,773	3,753,617
Earnest Student Loan Program LLC, Series 2017-A, Class A1, 1 Month LIBOR + 1.000%, 144A
3.315%(c)	01/25/41		1,389	1,403,945
Series 2017-A, Class A2, 144A
2.650%	01/25/41		5,111	5,069,058
Laurel Road Prime Student Loan Trust, Series 2018-C, Class A, 144A
—%(p)	08/25/43		14,562	14,793,078

				25,019,698

TOTAL ASSET-BACKED SECURITIES (cost $942,321,402)				941,304,814

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS — 0.1%
Commercial Services — 0.0%
Obol LLC (France), Term Loan B, 6 Month EURIBOR + 3.250%
3.250%(c)	04/11/23	EUR	1,205	$1,364,336

Computers — 0.0%
CDW LLC, Term Loan, 1 Month LIBOR + 1.750%
4.280%(c)	08/17/23		3,790	3,663,079
McAfee LLC, Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	09/30/24		2,714	2,638,462

				6,301,541

Electric — 0.0%
Vistra Operations Co. LLC, Term Loan
—%(p)	08/04/23		1,247	1,195,076

Healthcare-Products — 0.0%
Avantor, Inc., Initial B1 EURO Term loan, 1 Month EURIBOR + 3.750%
3.750%(c)	11/21/24	EUR	1,295	1,460,074

Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Finance LLC, Term Loan
—%(p)	10/25/23		3,740	3,600,015

Retail — 0.1%
EG America LLC (United Kingdom), Second Lien Facility (USD), 3 Month LIBOR + 8.000%^
10.813%(c)	04/20/26		2,605	2,552,899
EG Finco, Ltd. (United Kingdom), Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26	EUR	1,465	1,653,347
Term B, 3 Month GBP LIBOR + 4.750%
5.655%(c)	02/06/25	GBP	1,330	1,643,694
Term B1, 3 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	1,953	2,168,751
Term B3, 3 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	995	1,104,904

				9,123,595

TOTAL BANK LOANS (cost $24,380,726)				23,044,637

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.1%
BANK, Series 2017-BNK4, Class A3
3.362%	05/15/50		13,400	13,129,203
Series 2017-BNK5, Class A3
3.020%	06/15/60		24,420	23,891,297
Series 2017-BNK7, Class A4
3.175%	09/15/60		34,400	33,105,328
CD Mortgage Trust, Series 2017-CD5, Class A3
3.171%	08/15/50		16,000	15,469,405
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2
2.950%	11/10/49		17,000	16,248,663

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C8, Class A3
3.305%	06/15/50	19,400	$18,826,443
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A3
3.197%	08/15/50	22,300	21,503,112
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4
3.575%	05/10/47	3,380	3,415,073
Series 2015-GC31, Class A3
3.497%	06/10/48	8,000	8,001,151
Commercial Mortgage Trust, Series 2014-CR20, Class A3
3.326%	11/10/47	6,000	5,971,219
Series 2014-UBS2, Class A5
3.961%	03/10/47	5,578	5,717,939
Series 2014-UBS4, Class A3
3.430%	08/10/47	5,900	5,906,449
Series 2014-UBS6, Class A4
3.378%	12/10/47	1,600	1,597,333
Series 2015-CR25, Class A3
3.505%	08/10/48	16,000	16,002,166
Series 2015-CR26, Class A3
3.359%	10/10/48	3,000	2,976,716
Series 2015-CR26, Class A4
3.630%	10/10/48	5,000	5,034,045
Series 2015-CR27, Class A3
3.349%	10/10/48	20,050	19,876,275
Series 2015-DC1, Class A4
3.078%	02/10/48	5,000	4,899,450
Series 2015-LC21, Class A3
3.445%	07/10/48	7,000	6,983,063
Series 2015-LC23, Class A3
3.521%	10/10/48	20,000	20,020,540
Series 2016-COR1, Class A3
2.826%	10/10/49	11,000	10,417,619
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3
3.231%	06/15/57	8,000	7,891,254
Series 2015-C3, Class A3
3.447%	08/15/48	7,000	6,970,329
Series 2017-CX10, Class A4
3.191%	11/15/50	13,000	12,526,537
DBJPM Mortgage Trust, Series 2016-C3, Class A4
2.632%	08/10/49	10,900	10,247,573
Fannie Mae-Aces, Series 2018-M4, Class A2
3.043%(cc)	03/25/28	15,400	14,973,922
Series 2015-M8, Class AB2
2.829%(cc)	01/25/25	3,531	3,512,053
Series 2015-M17, Class A2
2.939%(cc)	11/25/25	9,500	9,388,822
Series 2017-M1, Class A2
2.415%(cc)	10/25/26	13,826	13,013,114
Series 2017-M4, Class A2
2.597%(cc)	12/25/26	25,500	24,257,163
FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class AM
3.650%(cc)	02/25/28	12,725	12,956,492

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series W5FX, Class AFX
3.214%(cc)	04/25/28	8,650	$8,648,073
Series K008, Class X1, IO
1.515%(cc)	06/25/20	11,115	184,710
Series K025, Class X1, IO
0.853%(cc)	10/25/22	12,480	342,577
Series K052, Class X1, IO
0.668%(cc)	11/25/25	108,380	4,066,129
Series K055, Class X1, IO
1.366%(cc)	03/25/26	32,309	2,649,609
Series K058, Class X1, IO
0.929%(cc)	08/25/26	203,849	12,001,654
GS Mortgage Securities Corp., Series 2015-GC30, Class A4
3.382%	05/10/50	13,320	13,219,531
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.860%	06/10/46	7,900	7,792,822
Series 2015-GC34, Class A3
3.244%	10/10/48	8,300	8,157,643
Series 2015-GS1, Class A2
3.470%	11/10/48	20,000	19,917,146
Series 2017-GS6, Class A2
3.164%	05/10/50	15,500	14,960,705
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3
3.669%	04/15/47	6,240	6,293,119
Series 2014-C21, Class A4
3.493%	08/15/47	3,900	3,909,894
Series 2014-C25, Class A4A1
3.408%	11/15/47	7,000	6,993,522
Series 2015-C28, Class A2
2.773%	10/15/48	1,604	1,591,956
Series 2015-C28, Class A4
3.227%	10/15/48	4,700	4,631,968
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A4
3.224%	07/15/50	19,500	18,956,063
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4
2.694%	04/15/46	3,099	3,026,522
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	8,050	7,896,635
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class A4
3.338%	03/15/48	11,325	11,213,603
Series 2015-C23, Class A3
3.451%	07/15/50	6,800	6,779,992
Series 2015-C26, Class A4
3.252%	10/15/48	28,000	27,598,133
Series 2017-C33, Class A4
3.337%	05/15/50	50,000	48,860,995
Morgan Stanley Capital I Trust, Series 2017-H1, Class A4
3.259%	06/15/50	25,000	24,294,623
Series 2017-H1, Class XB, IO
0.731%(cc)	06/15/50	175,741	8,919,102

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Series 2017-C3, Class ASB
3.215%	08/15/50	15,001	$14,995,352
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3
2.533%	12/10/45	5,806	5,755,018
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2
2.399%	08/15/49	19,500	18,024,088
Series 2017-C39, Class ASB
3.212%	09/15/50	11,915	11,806,513
Series 2017-C41, Class A3
3.210%	11/15/50	25,000	24,064,665
Series 2014-LC16, Class A4
3.548%	08/15/50	1,420	1,429,446
Series 2015-LC20, Class A4
2.925%	04/15/50	5,000	4,860,444
Series 2015-NXS1, Class A4
2.874%	05/15/48	7,500	7,273,717
Series 2015-NXS4, Class A3
3.452%	12/15/48	16,700	16,627,170
Series 2016-BNK1, Class XB, IO
1.339%(cc)	08/15/49	34,818	3,052,893
Series 2016-C37, Class A4
3.525%	12/15/49	5,100	5,086,667
Series 2016-LC24, Class A3
2.684%	10/15/49	14,500	13,622,287
Series 2017-C38, Class A4
3.190%	07/15/50	17,500	16,868,191
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A3
2.749%	05/15/45	2,687	2,648,794

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $817,442,420)			793,751,719

CORPORATE BONDS — 8.1%
Aerospace & Defense — 0.1%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A
7.500%	03/15/25	6,500	6,126,249
Harris Corp., Sr. Unsec’d. Notes
3.832%	04/27/25	420	411,975

			6,538,224

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom), Gtd. Notes
3.222%	08/15/24	14,235	13,111,774
Reynolds American, Inc. (United Kingdom), Gtd. Notes
6.875%	05/01/20	5,250	5,463,005

			18,574,779

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines — 0.1%
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates
5.983%	10/19/23		1,163	$1,213,968
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates
6.821%	02/10/24		666	719,112
Delta Air Lines, Inc., Sr. Unsec’d. Notes
2.875%	03/13/20		6,935	6,888,929
3.400%	04/19/21		4,890	4,849,195
Southwest Airlines Co., Sr. Unsec’d. Notes
2.650%	11/05/20		2,440	2,407,482
United Airlines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.450%	06/01/29		1,618	1,529,744
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
3.950%	05/15/27		2,047	2,062,087

				19,670,517

Apparel — 0.0%
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A
3.500%	06/15/24		EUR 1,180	1,360,098

Auto Manufacturers — 0.3%
BMW US Capital LLC (Germany), Gtd. Notes, 144A
3.100%	04/12/21		2,375	2,352,173
Gtd. Notes, 3 Month LIBOR + 0.410%, 144A
2.835%(c)	04/12/21		1,780	1,762,677
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A
3.350%	05/04/21		7,230	7,208,072
Ford Motor Co., Sr. Unsec’d. Notes
4.750%	01/15/43		1,000	771,185
5.291%	12/08/46		140	114,937
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
3.336%	03/18/21		7,585	7,359,821
General Motors Co., Sr. Unsec’d. Notes
4.875%	10/02/23		6,070	6,083,730
5.150%	04/01/38		790	674,947
6.250%	10/02/43		2,005	1,879,373
General Motors Financial Co., Inc., Gtd. Notes
3.200%	07/06/21		4,470	4,366,324
3.700%	11/24/20		15,120	15,058,864
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A
4.250%	11/15/19		1,430	1,399,613

				49,031,716

Auto Parts & Equipment — 0.0%
Adient Global Holdings Ltd., Gtd. Notes, 144A
4.875%	08/15/26	(a)	1,040	795,599

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%, 144A
3.250%	09/15/23		EUR	2,060	$2,299,829
Sr. Sec’d. Notes, Cash coupon 4.750% or PIK 5.500%, 144A
4.750%	09/15/26			530	459,775
Lear Corp., Sr. Unsec’d. Notes
5.250%	01/15/25			1,770	1,818,234

					5,373,437

Banks — 2.7%
Australia & New Zealand Banking Group Ltd. (Australia), Jr. Sub. Notes, 144A
6.750%(ff)	—	(a)(rr)		735	721,219
Banco Santander SA (Spain), Sr. Unsec’d. Notes
3.125%	02/23/23			3,600	3,403,605
3.848%	04/12/23			2,600	2,526,326
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.545%(c)	04/12/23			1,600	1,568,935
Bank of America Corp., Series V, Jr. Sub. Notes
5.125%(ff)	—	(rr)		1,630	1,593,325
5.200%(ff)	—	(a)(rr)		1,260	1,213,253
6.300%(ff)	—	(rr)		1,700	1,726,605
6.500%(ff)	—	(rr)		420	425,249
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23			4,037	3,923,998
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23			4,000	3,939,436
3.593%(ff)	07/21/28	(a)		3,750	3,556,197
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28			16,976	16,468,433
4.000%	04/01/24			1,380	1,387,649
Sub. Notes
6.110%	01/29/37			3,080	3,385,033
Series L, Sub. Notes, MTN
3.950%	04/21/25	(a)		17,905	17,348,782
Bank of Montreal (Canada), Series D, Sr. Unsec’d. Notes, MTN
3.100%	04/13/21			2,735	2,733,626
Series D, Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.460%
2.896%(c)	04/13/21			2,400	2,385,625
Bank of New York Mellon Corp. (The), Series F, Jr. Sub. Notes
4.625%(ff)	—	(rr)		8,595	7,703,269
Barclays Bank PLC (United Kingdom), Sub. Notes, 144A
10.179%	06/12/21			6,700	7,531,792
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes
3.650%	03/16/25			1,310	1,207,478
3.684%	01/10/23			1,415	1,359,612
4.337%	01/10/28			1,100	1,017,873
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29			7,740	7,462,734

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
BB&T Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.570% (Cap N/A, Floor 0.000%)
3.358%(c)	06/15/20		3,425	$3,429,055
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A
4.400%	08/14/28		935	912,598
Capital One NA, Sr. Unsec’d. Notes
2.250%	09/13/21		2,575	2,483,944
2.350%	01/31/20		1,945	1,920,342
2.950%	07/23/21		2,000	1,967,104
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.765%
3.544%(c)	09/13/19		1,585	1,586,697
CIT Group, Inc., Sr. Unsec’d. Notes
5.000%	08/01/23		500	489,999
Citigroup, Inc., Series D, Jr. Sub. Notes
5.350%(ff)	—	(a)(rr)	670	602,163
5.900%(ff)	—	(rr)	2,500	2,330,000
5.950%(ff)	—	(rr)	10,570	10,200,050
5.950%(ff)	—	(rr)	8,500	7,692,500
Sr. Unsec’d. Notes
2.700%	03/30/21		7,415	7,304,886
2.750%	04/25/22		2,655	2,578,998
3.200%	10/21/26		3,340	3,083,449
3.700%	01/12/26		2,365	2,273,863
3.887%(ff)	01/10/28		1,810	1,746,485
8.125%	07/15/39		1,110	1,539,959
Sub. Notes
3.875%	03/26/25		4,735	4,579,638
4.450%	09/29/27		6,010	5,792,539
4.750%	05/18/46		180	166,403
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.640%, 144A
3.229%(c)	11/07/19		1,330	1,332,802
Sr. Unsec’d. Notes, MTN, 144A
2.000%	09/06/21	(a)	2,000	1,926,412
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes
3.950%	11/09/22		2,595	2,586,535
Credit Agricole SA (France), Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/24/23		8,500	8,317,591
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes
3.450%	04/16/21		3,610	3,597,028
3.750%	03/26/25		600	572,134
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.580%, 144A
3.319%(c)	09/06/19		6,825	6,820,388
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes
4.250%	02/04/21		3,775	3,720,323
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.766%(c)	02/04/21		4,100	3,987,459
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		3,640	3,512,768

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Discover Bank, Sr. Unsec’d. Notes
3.450%	07/27/26		3,300	$3,026,088
4.200%	08/08/23		2,675	2,675,615
Goldman Sachs Group, Inc. (The), Series P, Jr. Sub. Notes
5.000%(ff)	—	(a)(rr)	5,000	4,187,000
5.375%(ff)	—	(rr)	3,765	3,638,007
Sr. Unsec’d. Notes
2.875%	02/25/21		1,151	1,131,321
3.272%(ff)	09/29/25		5,541	5,193,981
3.750%	02/25/26		660	624,126
3.814%(ff)	04/23/29		6,675	6,231,948
3.850%	01/26/27		1,920	1,806,043
5.750%	01/24/22		875	916,155
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.770%
4.459%(c)	02/25/21		2,920	2,965,131
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20		2,000	2,044,721
Sr. Unsec’d. Notes, MTN
4.000%	03/03/24		810	799,287
6.000%	06/15/20		1,600	1,656,299
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
3.487%(c)	07/24/23		2,320	2,254,317
Sub. Notes
5.150%	05/22/45		6,510	6,087,759
HSBC Bank USA NA, Sub. Notes
4.875%	08/24/20	(a)	3,560	3,647,511
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes
3.600%	05/25/23		885	879,947
4.000%	03/30/22		4,995	5,060,058
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.500%
3.908%(c)	01/05/22		2,735	2,762,364
ING Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A
2.750%	03/22/21		1,000	986,454
JPMorgan Chase & Co., Series V, Jr. Sub. Notes
5.000%(ff)	—	(rr)	5,000	4,825,000
5.150%(ff)	—	(rr)	3,500	3,334,100
5.300%(ff)	—	(rr)	3,505	3,461,188
6.125%(ff)	—	(rr)	750	744,375
Series I, Jr. Sub. Notes, 3 Month LIBOR + 3.470%
5.990%(c)	—	(rr)	1,184	1,167,720
Sr. Unsec’d. Notes
2.700%	05/18/23		8,885	8,534,310
2.950%	10/01/26		4,420	4,081,995
2.972%	01/15/23		2,010	1,959,708
3.509%(ff)	01/23/29		885	838,010
3.782%(ff)	02/01/28		14,000	13,590,076
3.900%	07/15/25		4,000	3,963,699
4.260%(ff)	02/22/48		3,550	3,301,800
Sub. Notes
4.250%	10/01/27		2,580	2,539,775
Lloyds Bank PLC (United Kingdom), Gtd. Notes
3.300%	05/07/21		10,000	9,969,673

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Gtd. Notes, MTN, 144A
5.800%	01/13/20		2,500	$2,559,054
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes
2.907%(ff)	11/07/23		1,000	946,933
Morgan Stanley, Series H, Jr. Sub. Notes
5.450%(ff)	—	(rr)	1,175	1,142,829
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	570	539,471
4.457%(ff)	04/22/39		180	174,274
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		9,820	9,802,690
3.772%(ff)	01/24/29	(a)	3,230	3,090,383
3.875%	01/27/26		11,949	11,654,709
5.500%	01/26/20		2,660	2,720,431
5.500%	07/28/21		3,225	3,379,751
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38		4,975	4,533,520
Sub. Notes, MTN
4.100%	05/22/23		11,000	11,015,888
PNC Bank NA, Sr. Unsec’d. Notes
2.550%	12/09/21		1,225	1,195,096
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%
2.910%(c)	04/30/21		8,110	8,042,004
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes
3.875%	09/12/23		10,920	10,468,867
Societe Generale SA (France), Sr. Unsec’d. Notes, MTN, 144A
3.250%	01/12/22		2,710	2,653,177
State Street Corp., Series F, Jr. Sub. Notes
5.250%(ff)	—	(a)(rr)	1,975	1,937,969
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes, 3 Month LIBOR + 0.350%
2.799%(c)	01/17/20		8,125	8,117,856
Gtd. Notes
2.450%	01/10/19		1,695	1,694,764
SunTrust Banks, Inc., Sr. Unsec’d. Notes
2.700%	01/27/22		1,255	1,223,987
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, GMTN
2.500%	12/14/20		2,725	2,698,138
U.S. Bancorp, Series I, Jr. Sub. Notes
5.125%(ff)	—	(a)(rr)	1,979	1,959,210
5.300%(ff)	—	(rr)	5,785	5,437,900
U.S. Bank NA, Sr. Unsec’d. Notes, 3 Month LIBOR + 0.320%
2.807%(c)	01/24/20		2,380	2,378,103
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN
2.375%	08/14/19		475	473,075

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A
2.859%(ff)	08/15/23		4,080	$3,924,085
3.000%	04/15/21		5,000	4,961,330
4.253%	03/23/28		4,355	4,294,201

				427,549,422

Beverages — 0.0%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes
2.650%	02/01/21		1,510	1,484,928
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A
3.551%	05/25/21		4,080	4,073,819

				5,558,747

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes
3.875%	11/15/21	(a)	1,000	1,013,225
Celgene Corp., Sr. Unsec’d. Notes
2.250%	08/15/21		11,080	10,741,695

				11,754,920

Building Materials — 0.0%
Griffon Corp., Gtd. Notes
5.250%	03/01/22		505	457,025
Johnson Controls International PLC, Sr. Unsec’d. Notes
3.750%	12/01/21		625	629,836
4.500%	02/15/47		305	282,186
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		1,725	1,449,000
5.375%	11/15/24		1,220	1,145,275
5.500%	02/15/23		200	196,000

				4,159,322

Chemicals — 0.1%
CF Industries, Inc., Gtd. Notes
4.950%	06/01/43		975	755,625
5.375%	03/15/44		825	668,249
Dow Chemical Co. (The), Sr. Unsec’d. Notes
5.250%	11/15/41		1,000	997,832
Mexichem SAB de CV (Mexico), Gtd. Notes
5.875%	09/17/44		786	708,524
Gtd. Notes, 144A
4.875%	09/19/22		2,300	2,314,375
Mosaic Co. (The), Sr. Unsec’d. Notes
4.250%	11/15/23		878	882,502
5.450%	11/15/33		485	498,509
5.625%	11/15/43		1,155	1,173,225

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Sasol Financing International Ltd. (South Africa), Gtd. Notes
4.500%	11/14/22		2,700	$2,613,492
Sasol Financing USA LLC (South Africa), Gtd. Notes
5.875%	03/27/24		2,070	2,065,633

				12,677,966

Commercial Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), Unsec’d. Notes
3.647%	05/01/48		1,025	998,891
ERAC USA Finance LLC, Gtd. Notes, 144A
3.800%	11/01/25		4,490	4,402,699
7.000%	10/15/37		1,780	2,213,025
Massachusetts Institute of Technology, Unsec’d. Notes
3.885%	07/01/16		1,050	956,335
United Rentals North America, Inc., Gtd. Notes
4.625%	10/15/25		1,030	919,275
4.875%	01/15/28		2,550	2,237,625
5.500%	07/15/25		350	329,875
5.500%	05/15/27		600	556,500
5.875%	09/15/26		1,600	1,508,000

				14,122,225

Computers — 0.0%
Dell International LLC/EMC Corp., Gtd. Notes, 144A
5.875%	06/15/21		660	659,289
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		2,290	2,283,232
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes
3.600%	10/15/20		270	270,699

				3,213,220

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes
4.500%	05/15/21		1,980	1,985,714
American Express Co., Series C, Jr. Sub. Notes
4.900%(ff)	—	(rr)	580	555,349
Capital One Financial Corp., Sr. Unsec’d. Notes
3.450%	04/30/21		16,485	16,477,252
CDP Financial, Inc. (Canada), Gtd. Notes
3.150%	07/24/24		2,000	2,015,117
Gtd. Notes, 144A
3.150%	07/24/24		4,200	4,231,748
Discover Financial Services, Sr. Unsec’d. Notes
3.750%	03/04/25		2,745	2,625,012

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A
3.290%	10/10/34		455	$452,455
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes
7.390%	12/02/24		1,005	1,181,321
Synchrony Financial, Sr. Unsec’d. Notes
2.700%	02/03/20		500	491,506

				30,015,474

Electric — 0.7%
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A
3.950%	06/01/28		2,745	2,749,093
AES Corp., Sr. Unsec’d. Notes
4.875%	05/15/23		815	796,663
Ameren Illinois Co., Sr. Sec’d. Notes
4.150%	03/15/46		1,235	1,236,349
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes
4.250%	09/15/48		2,550	2,532,300
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes
5.950%	05/15/37		2,565	3,000,002
Caledonia Generating LLC, Sr. Sec’d. Notes, 144A
1.950%	02/28/22		1,742	1,712,494
Calpine Corp., Sr. Sec’d. Notes, 144A
5.250%	06/01/26	(a)	2,620	2,390,750
Sr. Unsec’d. Notes
5.375%	01/15/23		2,741	2,569,688
5.750%	01/15/25	(a)	6,275	5,741,625
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A
4.750%	02/23/27		500	470,625
4.875%	01/15/24		910	887,250
Commonwealth Edison Co., First Mortgage
4.350%	11/15/45		1,365	1,371,171
Consumers Energy Co., First Mortgage
4.050%	05/15/48		5,980	5,896,741
Dominion Energy, Inc., Series B, Sr. Unsec’d. Notes
1.600%	08/15/19		1,750	1,730,517
Enel Americas SA (Chile), Sr. Unsec’d. Notes
4.000%	10/25/26		660	614,295
Enel SpA (Italy), Jr. Sub. Notes, 144A
8.750%(ff)	09/24/73		900	918,000
Entergy Louisiana LLC, Collateral Trust
4.000%	03/15/33		2,260	2,286,110

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Eskom Holdings SOC Ltd. (South Africa), Gov’t. Gtd. Notes, MTN, 144A
6.350%	08/10/28	2,115	$2,034,846
Exelon Corp., Jr. Sub. Notes
3.497%	06/01/22	1,685	1,647,760
Sr. Unsec’d. Notes
2.450%	04/15/21	553	540,855
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	490	532,313
Hydro-Quebec (Canada), Gov’t. Gtd. Notes
8.625%	06/15/29	900	1,293,823
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes, GMTN, 144A
4.250%	08/14/28	2,875	2,731,019
Mexico Generadora de Energia S de rl (Mexico), Sr. Sec’d. Notes, 144A
5.500%	12/06/32	1,941	1,853,539
Monongahela Power Co., First Mortgage, 144A
4.100%	04/15/24	5,310	5,476,187
Northern States Power Co., First Mortgage
3.600%	09/15/47	7,750	7,094,303
NRG Energy, Inc., Gtd. Notes
6.250%	05/01/24	515	522,725
Pacific Gas & Electric Co., Sr. Unsec’d. Notes
4.250%	03/15/46	1,445	1,122,709
6.050%	03/01/34	3,100	2,872,327
PECO Energy Co., First Mortgage
3.150%	10/15/25	3,500	3,417,749
3.700%	09/15/47	2,400	2,199,281
Pennsylvania Electric Co., Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	1,495	1,399,217
PPL Capital Funding, Inc., Gtd. Notes
4.000%	09/15/47	5,090	4,536,134
5.000%	03/15/44	2,610	2,660,459
San Diego Gas & Electric Co., First Mortgage
4.150%	05/15/48	4,945	4,802,319
Southern California Edison Co., First Ref. Mortgage
4.000%	04/01/47	6,165	5,651,736
Southern Co. (The), Series B, Jr. Sub. Notes
5.500%(ff)	03/15/57	342	328,066
Sr. Unsec’d. Notes
2.950%	07/01/23	4,595	4,437,370
Virginia Electric & Power Co., Series A, Sr. Unsec’d. Notes
3.500%	03/15/27	8,320	8,193,744

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Vistra Energy Corp., Gtd. Notes
7.375%	11/01/22		590	$609,175
7.625%	11/01/24		1,673	1,765,015

				104,626,344

Electronics — 0.0%
Fortive Corp., Sr. Unsec’d. Notes
2.350%	06/15/21		590	575,288
Jabil, Inc., Sr. Unsec’d. Notes
5.625%	12/15/20		5,400	5,481,000

				6,056,288

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A
4.250%	10/31/26		674	600,709

Entertainment — 0.0%
Cinemark USA, Inc., Gtd. Notes
4.875%	06/01/23		325	312,000
Eldorado Resorts, Inc., Gtd. Notes
6.000%	04/01/25	(a)	400	385,856
7.000%	08/01/23	(a)	973	999,758

				1,697,614

Environmental Control — 0.0%
Advanced Disposal Services, Inc., Gtd. Notes, 144A
5.625%	11/15/24		1,220	1,192,549

Foods — 0.1%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, Gtd. Notes
5.750%	03/15/25		1,245	1,089,375
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A
5.750%	06/15/25		1,380	1,317,900
Kellogg Co., Sr. Unsec’d. Notes
3.250%	05/14/21		5,685	5,630,238
Kraft Heinz Foods Co., Gtd. Notes
3.500%	07/15/22		4,005	3,946,898
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A
1.625%	10/28/19		3,155	3,111,067

				15,095,478

Gas — 0.0%
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes
4.800%	11/01/43		85	85,494
NiSource, Inc., Sr. Unsec’d. Notes
3.950%	03/30/48		5,540	4,926,275

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (continued)
Southern Co. Gas Capital Corp., Gtd. Notes
4.400%	06/01/43		1,200	$1,138,608

				6,150,377

Healthcare-Products — 0.0%
Abbott Laboratories, Sr. Unsec’d. Notes
4.900%	11/30/46		455	477,625

Healthcare-Services — 0.3%
Acadia Healthcare Co., Inc., Gtd. Notes
5.625%	02/15/23		1,190	1,127,525
Aetna, Inc., Sr. Unsec’d. Notes
4.500%	05/15/42		1,318	1,223,551
Baylor Scott & White Holdings, Unsec’d. Notes
4.185%	11/15/45		925	911,764
CHS/Community Health Systems, Inc., Gtd. Notes
6.875%	02/01/22		1,567	712,985
Sec’d. Notes, 144A
8.125%	06/30/24	(a)	174	127,019
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	290	268,975
6.250%	03/31/23	(a)	570	518,015
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A
4.125%	10/15/20		885	886,027
Hackensack Meridian Health, Inc., Sr. Unsec’d. Notes
4.500%	07/01/57		600	625,807
HCA, Inc., Gtd. Notes
5.375%	02/01/25		10,880	10,608,000
Sr. Sec’d. Notes
4.750%	05/01/23		1,000	985,000
5.250%	04/15/25		1,800	1,791,000
Mayo Clinic, Unsec’d. Notes
4.128%	11/15/52		1,630	1,640,134
NYU Langone Hospitals, Sec’d. Notes
4.368%	07/01/47	(a)	9,675	9,630,511
Quest Diagnostics, Inc., Gtd. Notes
5.750%	01/30/40		1,126	1,159,726
Tenet Healthcare Corp., Sr. Unsec’d. Notes
6.750%	06/15/23		3,750	3,520,313
8.125%	04/01/22		1,375	1,378,438
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A
5.000%	06/01/26		1,015	984,550

				38,099,340

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders — 0.0%
PulteGroup, Inc., Gtd. Notes
5.000%	01/15/27	(a)		2,100	$1,900,500
William Lyon Homes, Inc., Gtd. Notes
7.000%	08/15/22			3,075	3,044,250

					4,944,750

Home Furnishings — 0.0%
Tempur Sealy International, Inc., Gtd. Notes
5.500%	06/15/26	(a)		1,150	1,049,375

Household Products/Wares — 0.0%
Spectrum Brands, Inc., Gtd. Notes, 144A
4.000%	10/01/26		EUR	2,000	2,156,830

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes
3.850%	04/01/23			7,518	7,407,827
4.200%	04/01/26			1,595	1,558,824

					8,966,651

Insurance — 0.2%
American International Group, Inc., Sr. Unsec’d. Notes
4.375%	01/15/55			1,125	933,933
6.250%	05/01/36			3,700	4,023,205
Arch Capital Finance LLC, Gtd. Notes
5.031%	12/15/46			950	992,028
Arch Capital Group US, Inc., Gtd. Notes
5.144%	11/01/43			2,915	3,053,214
Liberty Mutual Finance Europe DAC, Gtd. Notes, 144A
1.750%	03/27/24		EUR	2,200	2,522,540
Liberty Mutual Group, Inc., Gtd. Notes, 144A
6.500%	03/15/35			3,900	4,544,036
6.500%	05/01/42			2,000	2,371,829
Lincoln National Corp., Sr. Unsec’d. Notes
7.000%	06/15/40	(a)		1,625	2,043,302
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A
6.063%	03/30/40			630	765,967
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A
4.270%	05/15/47			4,300	4,115,637
4.900%	09/15/44			1,375	1,425,766
Unum Group, Sr. Unsec’d. Notes
3.000%	05/15/21			1,295	1,280,210

					28,071,667

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Internet — 0.0%
Netflix, Inc., Sr. Unsec’d. Notes
3.625%	05/15/27	EUR	775	$859,098

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil), Gtd. Notes
6.250%	08/10/26		699	754,920

Lodging — 0.0%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A
6.750%	11/15/21		1,490	1,504,900
MGM Resorts International, Gtd. Notes
4.625%	09/01/26		1,000	897,500
6.000%	03/15/23		600	603,000
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A
5.125%	08/08/25		1,500	1,485,375

				4,490,775

Machinery-Diversified — 0.0%
Roper Technologies, Inc., Sr. Unsec’d. Notes
2.800%	12/15/21		525	514,332

Media — 0.5%
AMC Networks, Inc., Gtd. Notes
5.000%	04/01/24		3,850	3,647,875
Cablevision Systems Corp., Sr. Unsec’d. Notes
8.000%	04/15/20		3,750	3,796,875
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes
5.750%	01/15/24		2,000	1,979,999
Sr. Unsec’d. Notes, 144A
5.375%	05/01/25		560	536,899
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.375%	05/01/47		2,575	2,333,385
6.384%	10/23/35		1,090	1,118,827
6.484%	10/23/45		4,485	4,610,305
Comcast Cable Communications Holdings, Inc., Gtd. Notes
9.455%	11/15/22		3,440	4,179,408
Comcast Corp., Gtd. Notes
4.200%	08/15/34		3,000	2,892,593
4.250%	10/15/30		2,025	2,047,898
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		14,630	14,074,113
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		2,300	2,254,000
5.125%	12/15/21		300	294,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (continued)
Discovery Communications LLC, Gtd. Notes
5.000%	09/20/37			3,515	$3,260,420
DISH DBS Corp., Gtd. Notes
5.000%	03/15/23	(a)		2,225	1,852,313
5.875%	11/15/24	(a)		475	382,375
7.750%	07/01/26	(a)		675	558,563
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes
5.000%	05/13/45			1,695	1,480,179
6.125%	01/31/46	(a)		200	204,525
NBCUniversal Media LLC, Gtd. Notes
2.875%	01/15/23			1,250	1,227,153
TEGNA, Inc., Gtd. Notes, 144A
5.500%	09/15/24	(a)		2,830	2,741,563
Time Warner Cable LLC, Sr. Sec’d. Notes
8.250%	04/01/19			2,300	2,325,811
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes
4.000%	01/15/25		EUR	900	1,062,317
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
5.125%	05/15/23			1,740	1,561,650
Viacom, Inc., Sr. Unsec’d. Notes
5.250%	04/01/44			685	619,863
Videotron Ltd. (Canada), Gtd. Notes
5.000%	07/15/22			1,900	1,890,500
Gtd. Notes, 144A
5.375%	06/15/24			1,395	1,381,050
Warner Media LLC, Gtd. Notes
3.600%	07/15/25			3,870	3,665,362
3.800%	02/15/27			15	14,075
3.875%	01/15/26			1,550	1,480,400
4.050%	12/15/23			7,530	7,520,874
Ziggo Secured Finance BV (Netherlands), Sr. Sec’d. Notes
3.750%	01/15/25		EUR	3,850	4,372,941

					81,368,111

Mining — 0.1%
Barrick PD Australia Finance Pty Ltd. (Canada), Gtd. Notes
5.950%	10/15/39			3,000	3,199,454
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A
6.250%(ff)	10/19/75			2,025	2,067,667
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes
5.875%	04/23/45			1,650	1,685,730

					6,952,851

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc., Gtd. Notes, 144A
5.000%	03/15/22	1,000	$972,499

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes
2.125%	09/27/21	14,515	14,089,275
2.200%	07/18/20	2,515	2,475,162
2.750%	01/06/23	1,600	1,561,856
Inter-American Development Bank (Supranational Bank), Notes
6.800%	10/15/25	3,000	3,671,487
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes
2.400%	10/26/22	4,700	4,595,134
4.375%	02/11/20	5,200	5,282,217

			31,675,131

Oil & Gas — 0.6%
Anadarko Finance Co., Series B, Gtd. Notes
7.500%	05/01/31	2,450	2,897,239
Anadarko Petroleum Corp., Sr. Unsec’d. Notes
4.623%(s)	10/10/36	3,000	1,251,148
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes
6.450%	06/30/33	3,495	3,910,002
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes
5.250%	06/15/37	5,370	4,730,914
Concho Resources, Inc., Gtd. Notes
4.875%	10/01/47	815	773,296
Continental Resources, Inc., Gtd. Notes
5.000%	09/15/22	1,040	1,032,621
Devon Energy Corp., Sr. Unsec’d. Notes
3.250%	05/15/22	4,400	4,287,581
5.600%	07/15/41	1,560	1,479,196
Encana Corp. (Canada), Sr. Unsec’d. Notes
6.500%	08/15/34	1,000	1,058,057
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A
4.950%	07/19/22	900	907,193
6.510%	03/07/22	1,100	1,148,675
Helmerich & Payne, Inc., Gtd. Notes, 144A
4.650%	03/15/25	4,395	4,481,382
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes
6.800%	09/15/37	2,450	2,923,367
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A
3.875%	04/19/22	2,325	2,285,801
4.750%	04/19/27	900	875,216

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Kerr-McGee Corp., Gtd. Notes
6.950%	07/01/24			3,500	$3,902,012
Lukoil International Finance BV (Russia), Gtd. Notes, 144A
7.250%	11/05/19			500	512,735
Nabors Industries, Inc., Gtd. Notes
5.000%	09/15/20			275	264,587
Noble Energy, Inc., Sr. Unsec’d. Notes
4.150%	12/15/21			8,825	8,866,444
5.875%	06/01/24			525	543,931
6.000%	03/01/41			1,420	1,386,057
Petrobras Global Finance BV (Brazil), Gtd. Notes
5.299%	01/27/25			2,870	2,740,850
6.125%	01/17/22	(a)		111	113,914
7.375%	01/17/27			3,865	3,971,288
8.375%	05/23/21			1,723	1,870,317
Petro-Canada (Canada), Sr. Unsec’d. Notes
6.800%	05/15/38			1,330	1,547,225
Petroleos Mexicanos (Mexico), Gtd. Notes
3.500%	01/30/23			5,900	5,339,500
4.500%	01/23/26			975	840,450
4.750%	02/26/29		EUR	3,500	3,665,257
5.375%	03/13/22			1,540	1,508,430
5.500%	01/21/21			1,750	1,742,948
6.500%	03/13/27			5,610	5,273,400
6.500%	06/02/41			2,570	2,127,960
Gtd. Notes, EMTN
2.750%	04/21/27		EUR	2,000	1,896,493
4.875%	02/21/28		EUR	2,930	3,180,805
Gtd. Notes, MTN
6.750%	09/21/47			2,000	1,653,780
6.875%	08/04/26			810	787,320
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes
6.500%	06/15/38			1,403	1,615,868
6.850%	06/01/39			405	491,751
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A
8.500%	03/23/21			760	750,500

					90,635,510

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A
4.000%	12/21/25			6,440	6,356,540

Packaging & Containers — 0.0%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%
7.125%	09/15/23			990	888,525
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A
4.250%	09/15/22			1,515	1,443,038

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Packaging & Containers (continued)
Ball Corp., Gtd. Notes
4.375%	12/15/23	EUR	550	$698,737
WestRock RKT Co., Gtd. Notes
4.900%	03/01/22		1,750	1,801,060

				4,831,360

Pharmaceuticals — 0.4%
AbbVie, Inc., Sr. Unsec’d. Notes
2.900%	11/06/22		1,825	1,775,779
3.600%	05/14/25		1,505	1,443,573
4.500%	05/14/35		2,530	2,340,520
4.700%	05/14/45		4,190	3,810,437
Allergan Funding SCS, Gtd. Notes
3.450%	03/15/22		2,533	2,492,580
4.550%	03/15/35		1,830	1,735,934
Allergan Sales LLC, Gtd. Notes, 144A
4.875%	02/15/21		2,122	2,173,517
Cigna Corp., Gtd. Notes, 144A
4.375%	10/15/28		7,270	7,310,573
CVS Health Corp., Sr. Unsec’d. Notes
2.800%	07/20/20		5,000	4,954,886
3.875%	07/20/25		5,696	5,550,753
4.780%	03/25/38		1,780	1,705,695
5.050%	03/25/48		3,655	3,554,889
5.125%	07/20/45		1,750	1,703,466
5.300%	12/05/43		310	313,209
EMD Finance LLC (Germany), Gtd. Notes, 144A
2.950%	03/19/22		7,500	7,389,291
Express Scripts Holding Co., Gtd. Notes
3.400%	03/01/27		5,925	5,496,357
Nidda Healthcare Holding GmbH (Germany), Sr. Sec’d. Notes, 144A
3.500%	09/30/24	EUR	1,100	1,182,690
Shire Acquisitions Investments Ireland DAC, Gtd. Notes
2.400%	09/23/21		13,690	13,238,009

				68,172,158

Pipelines — 0.3%
Energy Transfer LP, Sr. Sec’d. Notes
5.875%	01/15/24		1,300	1,322,750
7.500%	10/15/20		400	416,000
Energy Transfer Operating LP, Gtd. Notes
4.950%	06/15/28		3,815	3,732,647
EnLink Midstream Partners LP, Sr. Unsec’d. Notes
4.400%	04/01/24		600	565,430
5.600%	04/01/44		350	287,523

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC, Gtd. Notes
6.125%	10/15/39		1,000	$1,128,360
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A
6.375%	03/30/38		1,695	1,693,257
Kinder Morgan, Inc., Gtd. Notes
5.550%	06/01/45		685	678,403
Gtd. Notes, 144A
5.625%	11/15/23		7,350	7,769,995
MPLX LP, Sr. Unsec’d. Notes
5.200%	03/01/47		290	266,944
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		1,035	1,006,538
ONEOK Partners LP, Gtd. Notes
3.375%	10/01/22		2,874	2,821,857
6.850%	10/15/37		3,550	3,990,232
8.625%	03/01/19		915	921,480
ONEOK, Inc., Gtd. Notes
4.950%	07/13/47		1,700	1,570,459
Phillips 66 Partners LP, Sr. Unsec’d. Notes
3.605%	02/15/25		1,250	1,200,919
Western Gas Partners LP, Sr. Unsec’d. Notes
5.300%	03/01/48		395	340,852
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
4.000%	09/15/25		1,920	1,853,879
4.900%	01/15/45		700	634,668
5.100%	09/15/45		4,200	3,880,446
5.400%	03/04/44		3,260	3,107,190

				39,189,829

Real Estate Investment Trusts (REITs) — 0.2%
Crown Castle International Corp., Sr. Unsec’d. Notes
3.400%	02/15/21		2,000	1,999,303
Digital Realty Trust LP, Gtd. Notes
3.950%	07/01/22		1,000	1,005,941
5.250%	03/15/21		1,305	1,347,564
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes
4.875%	11/01/20		875	882,438
5.375%	04/15/26		410	405,494
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes
4.500%	09/01/26		4,150	3,755,750
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes
3.325%	03/24/25	EUR	4,225	4,808,573
5.250%	08/01/26		835	786,988

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
5.500%	05/01/24		341	$339,295
Realty Income Corp., Sr. Unsec’d. Notes
3.250%	10/15/22		4,487	4,443,280
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes
5.375%	06/01/23		1,265	1,246,025
SBA Tower Trust, Asset-Backed, 144A
2.877%	07/15/46		1,505	1,477,397
Ventas Realty LP, Gtd. Notes
3.125%	06/15/23		1,640	1,598,668
WEA Finance LLC/Westfield UK & Europe Finance PLC (France), Gtd. Notes, 144A
3.250%	10/05/20		5,425	5,417,467

				29,514,183

Retail — 0.1%
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.149%(c)	04/17/20		4,035	4,009,265
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,160	1,093,300
L Brands, Inc., Gtd. Notes
5.625%	02/15/22		1,200	1,195,500
6.750%	07/01/36		1,070	872,050
6.875%	11/01/35		1,710	1,428,192
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes
5.625%	12/01/25	(a)	4,435	4,080,200

				12,678,507

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes
3.000%	01/15/22		4,700	4,520,006
3.875%	01/15/27		4,675	4,193,964

				8,713,970

Software — 0.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes
2.250%	08/15/21		3,000	2,897,048
Microsoft Corp., Sr. Unsec’d. Notes
3.950%	08/08/56		1,155	1,126,905
4.100%	02/06/37		8,345	8,563,314
4.500%	02/06/57		1,020	1,086,773
Oracle Corp., Sr. Unsec’d. Notes
4.300%	07/08/34		1,295	1,299,910

				14,973,950

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications — 0.2%
AT&T, Inc., Sr. Unsec’d. Notes
4.500%	05/15/35			2,715	$2,437,532
5.250%	03/01/37			3,230	3,172,595
CommScope Technologies LLC, Gtd. Notes, 144A
5.000%	03/15/27			480	388,800
Qwest Corp., Sr. Unsec’d. Notes
6.750%	12/01/21			2,800	2,862,869
Sprint Communications, Inc., Sr. Unsec’d. Notes
6.000%	11/15/22			2,175	2,134,393
7.000%	08/15/20			625	639,875
Sprint Corp., Gtd. Notes
7.875%	09/15/23			2,335	2,396,294
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A
3.360%	03/20/23			1,282	1,266,160
T-Mobile USA, Inc., Gtd. Notes
5.125%	04/15/25	(a)		1,250	1,214,063
Verizon Communications, Inc., Sr. Unsec’d. Notes
4.500%	08/10/33			4,585	4,525,788
4.522%	09/15/48			1,920	1,799,529
5.012%	04/15/49			3,000	2,989,206
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A
2.625%	01/20/23		EUR	2,260	2,334,342
3.125%	01/20/25		EUR	4,915	5,007,197

					33,168,643

Transportation — 0.0%
Kansas City Southern de Mexico SA de CV, Gtd. Notes
3.000%	05/15/23			1,785	1,746,121

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
3.300%	04/01/21			5,490	5,452,724

TOTAL CORPORATE BONDS (cost $1,312,075,876)					1,271,806,876

MUNICIPAL BONDS — 0.3%
Alabama — 0.0%
Alabama Economic Settlement Authority, Revenue Bonds
4.263%	09/15/32			555	567,077

California — 0.1%
Bay Area Toll Authority, Revenue Bonds, BABs
6.263%	04/01/49			1,330	1,810,103
City of Los Angeles Department of Airports, Revenue Bonds, BABs
6.582%	05/15/39			4,685	5,910,081

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
Los Angeles Department of Water, Revenue Bonds, BABs
6.008%	07/01/39	1,850	$2,245,031
University of California, Revenue Bonds
3.931%	05/15/45	340	330,409
4.131%	05/15/45	360	361,292
4.767%	05/15/2115	850	873,953

			11,530,869

Colorado — 0.0%
Regional Transportation District, Revenue Bonds, BABs
5.844%	11/01/50	955	1,261,851

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Revenue Bonds
4.814%	10/01/2114	550	608,245

Illinois — 0.1%
State of Illinois, General Obligation Unlimited
5.000%	11/01/22	11,855	12,503,706

New York — 0.0%
New York State Urban Development Corp., Revenue Bonds, BABs
5.838%	03/15/40	2,000	2,374,980

North Carolina — 0.1%
North Carolina State Education Assistance Authority, Revenue Bonds, 3 Month LIBOR + 0.800%
3.290%(c)	07/25/36	9,900	9,989,892

Ohio — 0.0%
American Municipal Power, Inc., Revenue Bonds, BABs
8.084%	02/15/50	265	421,130

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs
5.511%	12/01/45	1,815	2,228,239
6.105%	12/01/39	1,035	1,327,336

			3,555,575

Virginia — 0.0%
University of Virginia, Revenue Bonds
4.179%	09/01/2117	1,925	1,873,891

TOTAL MUNICIPAL BONDS (cost $44,741,683)			44,687,216

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
Banc of America Funding Corp., Series 2015-R3, Class 1A1, 1 Month LIBOR + 0.190%, 144A
2.696%(c)	03/27/36	2,199	2,158,587
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A
3.500%(cc)	01/27/30	1,059	1,048,233

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-R9, Class 1A1, 144A
2.773%(cc)	12/26/46	8,232	$8,175,589
Series 2015-R9, Class 2A1, 1 Month LIBOR + 0.205%, 144A
2.711%(c)	02/26/37	8,746	8,456,206
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A
4.206%(c)	10/25/27	2,402	2,412,089
Series 2018-1A, Class M1B, 1 Month LIBOR + 1.600%, 144A
4.106%(c)	04/25/28	4,772	4,771,994
Central Park Funding Trust, Series 2018-1, Class A, 1 Month LIBOR + 1.500%, 144A^
3.780%(c)	11/01/23	6,800	6,800,000
CIM Trust, Series 2017-2, Class A1, 1 Month LIBOR + 2.000%, 144A
4.349%(c)	12/25/57	2,980	2,995,142
Series 2017-3, Class A1, 1 Month LIBOR + 2.000%, 144A
4.349%(c)	01/25/57	5,456	5,540,064
Series 2017-6, Class A1, 144A
3.015%(cc)	06/25/57	6,421	6,195,656
Series 2017-8, Class A1, 144A
3.000%(cc)	12/25/65	12,296	12,094,660
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 2A1
6.500%	10/25/37	9,536	6,690,123
CSMC Trust, Series 2018-3R, 1 Month LIBOR + 1.200%, 144A
3.547%(c)	12/25/46	8,554	8,417,838
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29	1,252	1,256,707
Fannie Mae REMICS, Series 2012-134, Class IL, IO
3.500%	12/25/32	803	121,912
Freddie Mac REMICS, Series 4777, Class CB
3.500%	10/15/45	35,350	35,903,959
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%
7.056%(c)	10/25/24	643	703,311
Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%
5.806%(c)	10/25/27	5,050	5,477,941
Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%
3.806%(c)	03/25/29	2,280	2,282,517
Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	11/25/28	1,653	1,679,424
Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%
3.856%(c)	03/25/29	2,020	2,030,084
Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%
3.806%(c)	04/25/29	4,610	4,644,569
GSMSC Resecuritization Trust, Series 2009-6R, Class 1A2, 144A
3.525%(cc)	06/26/37	4,404	4,185,945
Series 2015-3R, Class 2A1, 1 Month LIBOR + 0.140%, 144A
2.646%(c)	10/26/36	3,200	3,135,378
Series 2015-3R, Class 2A2, 1 Month LIBOR + 0.140%, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.646%(c)	10/26/36		1,600	$1,470,702
HarborView Mortgage Loan Trust, Series 2005-1, Class 2A1A, 1 Month LIBOR + 0.540%
3.010%(c)	03/19/35		2,295	2,206,404
Impac Secured Assets Trust, Series 2006-1, Class 2A2, 1 Month LIBOR + 0.410%
2.916%(c)	05/25/36		480	469,659
Series 2006-2, Class 2M1, 1 Month LIBOR + 0.500%
3.006%(c)	08/25/36		790	757,926
IndyMac INDX Mortgage Loan Trust, Series 2006-AR19, Class 5A2
3.939%(cc)	08/25/36		277	255,310
Lehman XS Trust, Series 2006-GP4, Class 1A1, 1 Month LIBOR + 0.205%
2.711%(c)	08/25/46		5,266	5,163,783
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-5, Class A, 1 Month LIBOR + 2.000%, 144A
4.349%(c)	05/01/22		5,462	5,443,107
Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A
4.099%(c)	09/01/22		4,336	4,343,406
Series 2017-8, Class A, 1 Month LIBOR + 1.650%, 144A
4.170%(c)	11/01/22		3,747	3,749,036
LSTAR Securities Investment Trust, Series 2018-2, Class A1, 1 Month LIBOR + 1.500%, 144A
4.020%(c)	04/01/23		10,163	10,149,149
MetLife Securitization Trust, Series 2018-1A, Class A, 144A
3.750%(cc)	03/25/57		1,826	1,842,773
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1, 1 Month LIBOR + 0.500%
3.006%(c)	09/25/37		2,760	2,620,539
OBX Trust, Series 2018-1, Class A2, 1 Month LIBOR + 0.650%, 144A
3.156%(c)	06/25/57		8,587	8,513,109
Radnor RE Ltd. (Bermuda), Series 2018-1, Class M1, 1 Month LIBOR + 1.400%, 144A
3.906%(c)	03/25/28		5,330	5,318,647
Series 2018-1, Class M2, 1 Month LIBOR + 2.700%, 144A
5.206%(c)	03/25/28		2,810	2,807,028
Ripon Mortgages PLC (United Kingdom), Series 1A, Class A1, 3 Month GBP LIBOR + 0.800%, 144A
1.689%(c)	08/20/56	GBP	12,906	16,350,704
STACR Trust, Series 2018-DNA3, Class M1, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	09/25/48		900	898,265
Towd Point Mortgage Funding PLC (United Kingdom), Series 2017-A11A, Class A1, 3 Month GBP LIBOR + 0.850%, 144A
1.739%(c)	05/20/45	GBP	10,270	13,030,217
Series 2018-A12A, Class A, 3 Month GBP LIBOR + 0.800%, 144A
1.689%(c)	02/20/45	GBP	6,586	8,272,249
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR8, Class A1, 1 Month LIBOR + 0.420%

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.926%(c)	06/25/44		1,841	$1,786,478

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $231,212,675)				232,626,419

SOVEREIGN BONDS — 1.4%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes
4.625%	01/11/23		7,170	5,664,299
6.875%	04/22/21		2,995	2,706,012
7.820%	12/31/33	EUR	3,921	3,750,332
8.280%	12/31/33		1,591	1,241,224
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes
5.333%	02/15/28		4,915	4,878,138
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
5.625%	02/26/44		1,170	1,206,270
7.375%	09/18/37		800	967,600
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes
7.500%	05/06/21		6,300	6,504,749
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		2,165	2,159,588
7.500%	05/06/21		600	619,500
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A
6.588%	02/21/28		1,775	1,582,515
Sr. Unsec’d. Notes, MTN, 144A
4.750%	04/16/26	EUR	4,580	4,747,585
Finland Government International Bond (Finland), Sr. Unsec’d. Notes
6.950%	02/15/26		2,000	2,456,354
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, MTN
2.375%	06/04/25		2,000	1,923,339
Gov’t. Gtd. Notes, MTN, 144A
2.375%	06/04/25		800	769,336
Hellenic Republic Government Bond (Greece), Bonds
3.000%(cc)	02/24/23	EUR	1,000	1,138,951
3.000%(cc)	02/24/31	EUR	2,960	3,049,675
3.000%(cc)	02/24/32	EUR	2,410	2,451,772
3.000%(cc)	02/24/35	EUR	1,795	1,746,365
3.500%	01/30/23	EUR	9,835	11,356,445
3.900%	01/30/33	EUR	355	370,306
4.200%	01/30/42	EUR	845	849,850
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,135	1,295,512
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes
5.375%	03/25/24		510	545,853
5.750%	11/22/23		1,300	1,404,601
6.375%	03/29/21		12,308	12,989,125
7.625%	03/29/41		554	775,503
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	1,680	2,047,860

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
5.350%	02/11/49			1,305	$1,344,305
Sr. Unsec’d. Notes, MTN
2.150%	07/18/24		EUR	2,000	2,316,307
3.750%	06/14/28		EUR	9,620	11,954,872
Sr. Unsec’d. Notes, MTN, 144A
5.125%	01/15/45			1,760	1,730,358
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN
2.625%	04/20/22			1,600	1,580,006
Sr. Unsec’d. Notes, MTN, 144A
2.125%	10/25/23			3,200	3,065,654
2.375%	02/13/25			3,000	2,856,990
2.625%	04/20/22			1,400	1,382,506
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
4.000%	10/02/23	(a)		980	975,433
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			2,000	1,818,000
6.050%	01/11/40			250	264,625
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN
5.125%	10/15/24			35,585	37,108,750
Province of Quebec (Canada), Unsec’d. Notes, MTN
7.140%(cc)	02/27/26			3,230	3,957,262
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A
9.950%	06/09/21			2,640	2,481,599
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A
5.103%	04/23/48			4,395	4,615,849
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes
6.875%	09/27/23			12,335	13,406,665
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33			1,610	1,679,576
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN
3.875%	10/29/35		EUR	2,000	2,228,486
Sr. Unsec’d. Notes, MTN, 144A
2.375%	04/19/27		EUR	1,500	1,710,807
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A
4.000%	04/17/25			2,885	2,859,537
Senegal Government International Bond (Senegal), Sr. Unsec’d. Notes, 144A
4.750%	03/13/28		EUR	2,050	2,159,712
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes
4.125%	02/18/19			10,000	9,999,999
Sr. Unsec’d. Notes, 144A
5.250%	02/18/24			6,153	6,613,675
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes
5.875%	09/16/25			4,420	4,474,163
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A
2.000%	05/17/21			6,200	6,054,195
2.500%	06/08/22			1,600	1,569,942

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
5.625%	03/30/21		2,000	$1,999,852
7.000%	06/05/20		2,000	2,038,492
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes
7.750%	09/01/21		4,125	3,877,499
Sr. Unsec’d. Notes, 144A
7.750%	09/01/22		1,220	1,117,959
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes
4.975%	04/20/55		1,985	1,887,755

TOTAL SOVEREIGN BONDS (cost $228,805,455)				222,329,489

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.6%
Fannie Mae Principal Strip, Notes, MTN
2.311%(s)	10/08/27		2,305	1,747,706
Federal Home Loan Mortgage Corp.
2.500%	03/01/30		820	804,268
2.543%(s)	12/14/29		2,100	1,468,056
3.000%	06/01/29		1,109	1,110,112
3.000%	01/01/43		1,543	1,517,246
3.000%	03/01/43		6,030	5,925,846
3.000%	06/01/46		6,425	6,269,330
3.000%	11/01/46		4,551	4,440,038
3.500%	01/01/27		403	408,298
4.000%	11/01/37		2,390	2,456,946
4.000%	09/01/40		3,363	3,459,900
4.000%	12/01/40		1,307	1,344,968
6.250%	07/15/32	(k)	3,810	5,087,303
6.750%	03/15/31	(k)	4,800	6,526,180
Federal National Mortgage Assoc.
2.500%	04/01/28		377	371,570
2.500%	06/01/28		787	775,993
3.000%	02/01/31		3,622	3,615,790
3.000%	04/01/43		3,375	3,317,386
3.000%	05/01/43		1,042	1,024,611
3.000%	06/01/43		3,131	3,076,666
3.000%	07/01/43		937	920,579
3.000%	08/01/43		3,794	3,727,591
3.000%	08/01/43		2,538	2,493,610
3.000%	08/01/43		1,545	1,518,227
3.000%	08/01/43		297	291,605
3.000%	04/01/45		1,347	1,320,500
3.000%	04/01/45		929	910,187
3.000%	07/01/46		4,653	4,538,312
3.500%	05/01/42		8,948	9,018,003
3.500%	05/01/42		512	516,482
3.500%	07/01/42		24,144	24,331,994
3.500%	06/01/43		4,505	4,535,700
3.500%	12/01/45		843	845,950
3.500%	12/01/46		7,417	7,435,811
3.500%	12/01/46		3,416	3,424,895
3.500%	02/01/47		4,068	4,076,451
4.000%	09/01/40		1,979	2,035,091
4.000%	01/01/44		5,091	5,210,889
4.000%	10/01/47		15,439	15,836,766
4.000%	11/01/47		3,611	3,700,601

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	12/01/43		15,332	$15,962,576
4.500%	08/01/44		456	474,507
5.000%	03/01/44		619	648,363
6.250%	05/15/29	(k)	8,515	10,919,397
6.625%	11/15/30	(k)	1,340	1,796,172
7.125%	01/15/30	(k)	1,305	1,796,107
Government National Mortgage Assoc.
3.500%	05/20/43		2,274	2,300,389
3.500%	04/20/45		9,747	9,828,319
4.500%	10/20/43		2,471	2,590,916
4.500%	11/20/46		8,874	9,338,063
4.500%	TBA		38,500	39,837,724
Tennessee Valley Authority Generic Strip, Bonds
—%(p)	03/15/33		461	279,634
2.705%(s)	09/15/30		2,480	1,652,499

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $252,247,810)				248,862,123

U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds
3.000%	08/15/48		1,915	1,905,949
U.S. Treasury Notes
3.125%	11/15/28	(h)(k)	17,040	17,675,006
U.S. Treasury Strips Coupon
1.697%(s)	11/15/20		7,200	6,864,928
1.872%(s)	05/15/31	(k)	1,600	1,122,243
1.889%(s)	08/15/29	(k)	1,600	1,185,602
1.925%(s)	08/15/22		1,000	912,659
2.089%(s)	11/15/35	(k)	3,200	1,953,428
2.110%(s)	05/15/23		9,500	8,500,289
2.132%(s)	11/15/28	(k)	3,180	2,407,469
2.161%(s)	05/15/29	(h)(k)	7,710	5,747,635
2.183%(s)	08/15/19		7,500	7,383,038
2.251%(s)	08/15/40	(k)	3,200	1,662,424
2.713%(s)	05/15/24		6,200	5,400,218
2.750%(s)	08/15/23		11,000	9,782,587

TOTAL U.S. TREASURY OBLIGATIONS (cost $74,090,337)				72,503,475

TOTAL LONG-TERM INVESTMENTS (cost $14,803,875,761)				14,052,071,094

			Shares

SHORT-TERM INVESTMENTS — 13.2%
AFFILIATED MUTUAL FUNDS — 12.8%
PGIM Core Ultra Short Bond Fund(w)			1,380,648,919	1,380,648,919
PGIM Institutional Money Market Fund (cost $615,642,824; includes $614,370,067 of cash collateral for securities on loan)(b)(w)			615,644,255	615,582,691

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,996,291,743)				1,996,231,610

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills (cost $50,664,618)
2.330%	03/21/19	50,925	$50,666,673

COMMERCIAL PAPER(n) — 0.1%
Ford Motor Credit Co. LLC (cost $8,875,447)
3.201%	04/09/19	8,950	8,867,647

OPTIONS PURCHASED~* — 0.0%
(cost $10,590,683)			6,776,124

TOTAL SHORT-TERM INVESTMENTS (cost $2,066,422,491)			2,062,542,054

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 103.1% (cost $16,870,298,252)			16,114,613,148

OPTIONS WRITTEN~* — (0.0)%
(premiums received $227,472)			(273,025)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 103.1% (cost $16,870,070,780)			16,114,340,123
Liabilities in excess of other assets(z) — (3.1)%			(488,287,573)

NET ASSETS — 100.0%			$15,626,052,550

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $11,914,218 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $602,976,266; cash collateral of $614,370,067 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(p)	Interest rate not available as of December 31, 2018.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio,
also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index (FLEX)	Call	07/20/23	$2,850.00	165	165	$4,191,471
S&P 500 Index (FLEX)	Call	01/22/24	$2,900.00	55	55	1,432,052

Total Exchange Traded (cost $10,445,388)						$5,623,523

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—	9,600	$58,664
2-Year 10 CMS Curve CAP	Call	Morgan Stanley & Co International PLC	11/21/19	0.13%	—	6,400	37,344
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	7,266	66,919
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	7,064	65,107
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	17,660	155,933
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	35,057	335,798
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	35,540	349,385
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	7,064	73,105

Total OTC Traded (cost $85,501)							$1,142,255

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$107.50	5.00	%(Q)	CDX.NA.HY.31.V1	(Q)	15,900	$2,511
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America, N.A.	03/20/19	$106.50	5.00	%(Q)	CDX.NA.HY.31.V1	(Q)	13,140	5,829
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00	%(Q)	CDX.NA.HY.31.V1	(Q)	12,700	2,006

Total OTC Swaptions (cost $59,794)										$10,346

Total Options Purchased (cost $10,590,683)										$6,776,124

Options Written:

OTC Swaption

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	$98.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	1,020	$(947)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY.31.V1(Q)	15,900	(140,902)

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00	%(Q)	CDX.NA.HY.31.V1	(Q)	12,700	$(112,545)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	03/20/19	$99.00	5.00	%(Q)	CDX.NA.HY.31.V1	(Q)	1,700	(18,631)

Total OTC Swaptions (premiums received $227,472)										$(273,025)

Total Options Written (premiums received $227,472)										$(273,025)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
556	2 Year U.S. Treasury Notes	Mar. 2019	$118,045,750	$771,851
13,072	5 Year U.S. Treasury Notes	Mar. 2019	1,499,195,000	24,268,374
4,953	10 Year U.S. Treasury Notes	Mar. 2019	604,343,391	11,111,105
81	10 Year U.S. Ultra Treasury Notes	Mar. 2019	10,536,328	100,469
1,456	20 Year U.S. Treasury Bonds	Mar. 2019	212,576,000	8,780,719
1,905	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	306,050,156	15,477,500
260	Mini MSCI EAFE Index	Mar. 2019	22,308,000	(449,496)
3,492	S&P 500 E-Mini Index	Mar. 2019	437,407,920	(10,363,306)

				49,697,216

Short Positions:
1,103	2 Year U.S. Treasury Notes	Mar. 2019	234,180,688	(1,535,828)
157	5 Year Euro-Bobl	Mar. 2019	23,838,082	(61,160)
197	10 Year Euro-Bund	Mar. 2019	36,913,095	(15,296)
184	Euro Schatz Index	Mar. 2019	23,598,987	(9,487)

				(1,621,771)

				$48,075,445

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Euro,
Expiring 01/25/19	Citibank, N.A.	EUR	1,082	$1,240,000	$1,242,830	$2,830	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/25/19	Goldman Sachs International	GBP	35,635	$46,295,468	$45,480,784	$814,684	$—
Euro,
Expiring 01/25/19	Citibank, N.A.	EUR	50,168	57,126,342	57,607,578	—	(481,236)
Expiring 01/25/19	Citibank, N.A.	EUR	50,168	56,755,048	57,607,577	—	(852,529)
Expiring 01/25/19	Citibank, N.A.	EUR	750	854,843	861,221	—	(6,378)

				$161,031,701	$161,557,160	$814,684	$(1,340,143)

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

$817,514	$(1,340,143)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
Banc of America Commercial Mortgage Trust	01/30/19	1.250%(M)	77	6.794%	$99	$—	$99	Goldman Sachs International
Banc of America Commercial Mortgage Trust	01/30/19	1.250%(M)	43	6.780%	55	—	55	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	01/31/19	1.250%(M)	1,311	*	1,590	—	1,590	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	01/31/19	1.250%(M)	922	*	1,118	—	1,118	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	01/31/19	1.250%(M)	412	10.086%	499	—	499	Goldman Sachs International
Chase Mortgage	01/31/19	1.250%(M)	1,569	*	1,889	—	1,889	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	622	6.940%	795	—	795	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	238	*	304	—	304	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	218	4.670%	279	—	279	Goldman Sachs International
Citigroup Commercial Mortgage Trust	01/30/19	1.250%(M)	49	6.780%	63	—	63	Goldman Sachs International
Citigroup Mortgage Loan Trust	01/31/19	1.250%(M)	456	*	553	—	553	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	347	4.550%	445	—	445	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	324	*	414	—	414	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	275	4.550%	353	—	353	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	255	*	327	—	327	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	162	2.473%	208	—	208	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	119	7.460%	152	—	152	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	109	6.598%	140	—	140	Goldman Sachs International
COMM Mortgage Trust	01/30/19	1.250%(M)	81	*	104	—	104	Goldman Sachs International
Countrywide Alt	01/31/19	1.250%(M)	867	*	1,044	—	1,044	Goldman Sachs International
Deutsche Bank Alta Mortgages	01/31/19	1.250%(M)	1,231	*	1,483	—	1,483	Goldman Sachs International
Deutsche Bank Alta Mortgages	01/31/19	1.250%(M)	700	*	842	—	842	Goldman Sachs International
Equity One Home Equity	01/31/19	1.250%(M)	1,063	*	1,280	—	1,280	Goldman Sachs International

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	1,867	*	$2,249	$—	$2,249	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	734	*	884	—	884	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	537	*	647	—	647	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	01/31/19	1.250%(M)	236	*	284	—	284	Goldman Sachs International
First Franklin Home Equity	01/31/19	1.250%(M)	437	*	527	—	527	Goldman Sachs International
First Franklin Home Equity	01/31/19	1.250%(M)	170	*	205	—	205	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	167	*	201	—	201	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	157	*	189	—	189	Goldman Sachs International
GMAC Home Equity	01/31/19	1.250%(M)	126	*	151	—	151	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	457	*	584	—	584	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	375	0.620%	479	—	479	Goldman Sachs International
GS Mortgage Securities Trust	01/30/19	1.250%(M)	151	7.460%	194	—	194	Goldman Sachs International
GSR Mortgage Loan Trust	01/31/19	1.250%(M)	326	*	392	—	392	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	457	*	586	—	586	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	357	*	456	—	456	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	01/30/19	1.250%(M)	46	*	59	—	59	Goldman Sachs International
Lehman Home Equity	01/31/19	1.250%(M)	1,173	*	1,422	—	1,422	Goldman Sachs International
Lehman Home Equity	01/31/19	1.250%(M)	173	*	209	—	209	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	296	7.460%	380	—	380	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	210	10.400%	268	—	268	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	190	6.940%	243	—	243	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	153	2.602%	196	—	196	Goldman Sachs International
Morgan Stanley BAML Trust	01/30/19	1.250%(M)	61	2.602%	78	—	78	Goldman Sachs International
Morgan Stanley Home Equity	01/31/19	1.250%(M)	469	*	565	—	565	Goldman Sachs International

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
New Century Home Equity	01/31/19	1.250%(M)	1,221	*	$1,481	$—	$1,481	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	515	*	621	—	621	Goldman Sachs International
New Century Home Equity	01/31/19	1.250%(M)	236	*	285	—	285	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	696	*	889	—	889	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	91	*	117	—	117	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	84	6.780%	108	—	108	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	79	*	101	—	101	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	46	4.670%	59	—	59	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	01/30/19	1.250%(M)	36	6.780%	46	—	46	Goldman Sachs International

					$29,191	$—	$29,191

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
American International Group Inc.	12/20/20	1.000%(Q)	6,860	0.412%	$98,074	$78,151	$(19,923)
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	1,710	0.625%	(129,197)	17,232	146,429
AT&T Inc.	06/20/21	1.000%(Q)	9,080	0.639%	64,179	86,363	22,184
Barrick Gold Corp.	06/20/21	1.000%(Q)	3,450	0.248%	(90,261)	65,827	156,088
Devon Energy Corp.	06/20/20	1.000%(Q)	550	0.401%	(45,467)	5,139	50,606
Eastman Chemical Co.	06/20/21	1.000%(Q)	5,050	0.445%	47,756	69,454	21,698
Ford Motor Co.	06/20/21	5.000%(Q)	17,000	1.248%	2,943,341	1,574,959	(1,368,382)
General Motors Co.	06/20/19	5.000%(Q)	4,525	0.245%	506,238	109,313	(396,925)

					$3,394,663	$2,006,438	$(1,388,225)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.30.V1	06/20/23	5.000%(Q)	38,500	$(2,305,413)	$(1,247,118)	$1,058,295
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)	20,080	222,075	455,689	233,614
CDX.NA.IG.31.V1	12/20/28	1.000%(Q)	131,795	1,706,643	3,426,362	1,719,719

				$(376,695)	$2,634,933	$3,011,628

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Republic of Italy	06/20/19	1.000%(Q)	3,570	(13,893)	$(2,343)	$(11,550)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)	2,870	21,545	64,363	(42,818)	Bank of America, N.A.
Republic of Italy	06/20/28	1.000%(Q)	2,540	247,569	257,703	(10,134)	Goldman Sachs International
United Mexican States	06/20/23	1.000%(Q)	2,550	44,762	15,939	28,823	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	2,520	44,235	40,011	4,224	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	845	14,833	14,919	(86)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	14,745	13,711	1,034	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	14,745	4,962	9,783	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	435	7,636	2,729	4,907	Citibank, N.A.

				$396,177	$411,994	$(15,817)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	03/20/19	1.000%(Q)	1,055	2.208%	$(2,417)	$(4,136)	$1,719	Citibank, N.A.
Hellenic Republic	06/20/19	1.000%(Q)	2,000	2.269%	(11,179)	(80,278)	69,099	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	1,330	4.046%	(123,865)	(229,573)	105,708	Citibank, N.A.
Hellenic Republic	06/20/22	1.000%(Q)	330	4.046%	(30,733)	(58,612)	27,879	Goldman Sachs International
Hellenic Republic	06/20/23	1.000%(Q)	1,590	4.380%	(202,411)	(155,618)	(46,793)	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	3,800	4.623%	(605,651)	(822,278)	216,627	Barclays Bank PLC
Hellenic Republic	12/20/24	1.000%(Q)	2,500	4.706%	(434,500)	(575,347)	140,847	Citibank, N.A.
Husky Energy Inc.	06/20/20	1.000%(Q)	2,380	0.359%	22,931	(98,009)	120,940	Morgan Stanley &Co International PLC
Kingdom of Spain	06/20/23	1.000%(Q)	5,770	0.757%	60,482	66,149	(5,667)	Goldman Sachs International
Kingdom of Spain	06/20/23	1.000%(Q)	2,890	0.757%	30,293	31,105	(812)	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	530	0.757%	5,556	7,630	(2,074)	Bank of America, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,125	3.140%	(178,835)	(117,594)	(61,241)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,100	3.140%	(176,731)	(139,592)	(37,139)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	705	3.140%	(59,331)	(48,023)	(11,308)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	3.140%	(58,910)	(46,819)	(12,091)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	3.140%	(58,910)	(38,919)	(19,991)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	355	3.140%	(29,876)	(19,625)	(10,251)	Citibank, N.A.
Republic of Italy	06/20/20	1.000%(Q)	1,530	1.194%	(3,754)	(22,128)	18,374	Bank of America, N.A.
Republic of Italy	06/20/21	1.000%(Q)	4,050	1.565%	(52,538)	(84,090)	31,552	Goldman Sachs International
Republic of Italy	12/20/21	1.000%(Q)	3,570	1.684%	(66,990)	(132,643)	65,653	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	4,030	1.982%	(157,623)	(191,110)	33,487	Goldman Sachs International
Republic of Italy	06/20/23	1.000%(Q)	2,870	1.982%	(112,253)	(172,870)	60,617	Bank of America, N.A.
Republic of Portugal	06/20/23	1.000%(Q)	650	0.828%	4,874	535	4,339	Bank of America, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	17,030	0.889%	92,647	13,883	78,764	BNP Paribas

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Republic of Portugal	12/20/23	1.000%(Q)	750	0.889%	$4,080	$264	$3,816	JPMorgan Chase Bank, N.A.

					$(2,145,644)	$(2,917,698)	$772,054

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate swap agreements^:
275,400	01/28/19	—(3)	—(3)	$(173,083)	$—	$(173,083)	Citigroup Global Markets, Inc.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The portfolio pays or receives payment based on CMM102 minus 7 year CMT minus 1.371% upon termination.

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
18,955	12/19/23	1.900%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(120,319)	$(120,319)

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
BRL	20,488	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	$—	$1,481,958	$1,481,958
EUR	20,000	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(8,751)	(53,685)	(44,934)
EUR	8,170	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(30,310)	(62,108)	(31,798)
EUR	13,150	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	10,428	(110,569)	(120,997)
EUR	5,605	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(48,394)	(179,125)	(130,731)
EUR	3,975	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	19,061	(48,585)	(67,646)
EUR	570	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	580	(13,486)	(14,066)
EUR	10,215	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(27,513)	(255,880)	(228,367)
EUR	13,765	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	382,806	(205,119)	(587,925)
EUR	29,384	02/15/28	0.758%(A)	6 Month EURIBOR(2)(S)	(4,711)	43,398	48,109
EUR	10,375	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	384,554	(64,324)	(448,878)
EUR	1,600	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	119,344	36,719	(82,625)
EUR	3,750	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	169,069	(8,905)	(177,974)
EUR	16,195	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(316,707)	(316,707)
EUR	16,195	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	307,441	307,441
EUR	1,275	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	52,801	(10,206)	(63,007)
EUR	2,955	01/26/48	1.863%(A)	6 Month EURIBOR(1)(Q)	—	(70,942)	(70,942)
EUR	2,955	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	70,994	70,994
EUR	10,030	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	(98,271)	(98,271)
EUR	10,030	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	97,592	97,592
JPY	10,706,370	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(6,018)	(6,018)
	237,610	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	380,993	380,993
	20,422	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	136,168	136,168
	20,412	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	136,243	136,243
	90,130	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(54,093)	688,640	742,733
	16,755	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	—	130,682	130,682
	31,820	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	273,279	273,279
	478,670	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	5,113,545	5,113,545
	82,950	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	23,355	565,752	542,397
	155,365	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	120,517	1,074,612	954,095
	110,720	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(2,539)	252,042	254,581
	81,840	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	23,535	409,235	385,700
	49,510	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	546	169,885	169,339
	20,195	03/08/20	2.157%(A)	1 Day USOIS(1)(A)	—	29,018	29,018

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
160,350	03/28/20	2.190%(A)	1 Day USOIS(1)(A)	$(8,239)	$203,129	$211,368
21,520	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	5,406	11,494	6,088
17,935	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(13,152)	(13,115)	37
74,490	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	(55,310)	(55,310)
42,325	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	678,725	678,725
9,145	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(38,563)	(38,563)
85,009	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(108,121)	1,345,243	1,453,364
72,675	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(125,964)	1,026,558	1,152,522
68,695	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(181,091)	1,030,071	1,211,162
47,150	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	115,343	833,796	718,453
9,975	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	256,412	256,412
209,015	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	1,112,560	3,552,344	2,439,784
74,030	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	286,984	1,204,643	917,659
25,130	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	429,459	429,459
67,570	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	213,788	977,013	763,225
16,400	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	10,511	(173,630)	(184,141)
2,160	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(68,681)	(68,681)
22,370	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(15,347)	(528,522)	(513,175)
36,412	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	2,033	(1,108,800)	(1,110,833)
365	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	13,846	7,949	(5,897)
50,191	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	646,345	2,027,115	1,380,770
22,445	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(14,896)	451,712	466,608
16,000	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	21,185	546,422	525,237
9,925	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	284,676	284,676
13,780	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	370,695	370,695
9,225	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	393,521	393,521
2,355	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	(1,162)	66,119	67,281
7,088	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(36,975)	(106,896)	(69,921)
3,196	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(6,683)	(36,049)	(29,366)
7,140	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	222,439	222,439
4,585	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	953,667	953,667
1,160	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	38,515	38,515
2,935	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	675,435	675,435
5,360	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	(187,684)	(187,684)
1,765	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	105,832	105,832
1,635	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	70,747	70,747

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (continued):
ZAR	260,500	07/16/28	8.170	%(Q)	3 Month JIBAR(2)(Q)	$(12,677)	$44,846	$57,523

						$3,033,979	$25,385,593	$22,351,614

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
IOS.FN30.450.10(M)	1 Month LIBOR	(M)	Credit Suisse International	01/12/41	1,479	$(16,574)	$(3,233)	$(13,341)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$—	$(173,083)

OTC Swap Agreements	$533,903	$(3,042,840)	$1,057,383	$(285,296)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$28,448,075	$41,598,273
Goldman Sachs International	1,556,793	50,666,673

Total	$30,004,868	$92,264,946

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$7,815,941,868	$2,356,759,716	$5,212
Preferred Stocks	11,996,474	7,587,044	—
Rights	502,130	—	—
Unaffiliated Exchange Traded Funds	8,361,882	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities
Automobiles	$—	$38,065,078	$—
Collateralized Loan Obligations	—	600,687,594	—
Consumer Loans	—	99,055,534	—
Credit Cards	—	37,943,670	—
Home Equity Loans	—	49,627,939	—
Other	—	4,799,958	—
Residential Mortgage-Backed Securities	—	83,405,344	2,699,999
Student Loans	—	25,019,698	—
Bank Loans	—	20,491,738	2,552,899
Commercial Mortgage-Backed Securities	—	793,751,719	—
Corporate Bonds	—	1,271,806,876	—
Municipal Bonds	—	44,687,216	—
Residential Mortgage-Backed Securities	—	225,826,419	6,800,000
Sovereign Bonds	—	222,329,489	—
U.S. Government Agency Obligations	—	248,862,123	—
U.S. Treasury Obligations	—	123,170,148	—
Affiliated Mutual Funds	1,996,231,610	—	—
Commercial Paper	—	8,867,647	—
Options Purchased	5,623,523	1,152,601	—
Options Written	—	(273,025)	—
Other Financial Instruments*
Futures Contracts	48,075,445	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(522,629)	—
Centrally Cleared Credit Default Swap Agreements	—	1,623,403	—
OTC Credit Default Swap Agreements	—	(1,749,467)	29,191
OTC Forward Rate Swap Agreements	—	—	(173,083)
Centrally Cleared Inflation Swap Agreements	—	(120,319)	—
Centrally Cleared Interest Rate Swap Agreements	—	22,351,614	—
OTC Total Return Swap Agreements	—	(16,574)	—

Total	$9,886,732,932	$6,285,190,554	$11,914,218

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	12.8%
Banks	7.5
Commercial Mortgage-Backed Securities	5.1
Collateralized Loan Obligations	3.9
Pharmaceuticals	3.6
Software	3.1
Oil, Gas & Consumable Fuels	3.0
Insurance	2.6
Equity Real Estate Investment Trusts (REITs)	2.5
IT Services	2.2
Residential Mortgage-Backed Securities	2.1
Machinery	2.0
Health Care Equipment & Supplies	1.8
Semiconductors & Semiconductor Equipment	1.7
Interactive Media & Services	1.7
Technology Hardware, Storage & Peripherals	1.7
U.S. Government Agency Obligations	1.6
Health Care Providers & Services	1.5
Capital Markets	1.5

Sovereign Bonds	1.4%
Biotechnology	1.4
Chemicals	1.4
Diversified Telecommunication Services	1.4
Internet & Direct Marketing Retail	1.4
Media	1.4
Specialty Retail	1.3
Aerospace & Defense	1.3
Metals & Mining	1.2
Electric Utilities	1.1
Electronic Equipment, Instruments & Components	1.1
Hotels, Restaurants & Leisure	1.1
Food Products	1.1
Road & Rail	1.0
Beverages	0.9
Life Sciences Tools & Services	0.8
Diversified Financial Services	0.8
Communications Equipment	0.8
U.S. Treasury Obligations	0.8
Real Estate Management & Development	0.8
Food & Staples Retailing	0.7
Household Durables	0.7
Electric	0.7
Textiles, Apparel & Luxury Goods	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (con’t)
Automobiles	0.7%
Household Products	0.6
Consumer Loans	0.6
Industrial Conglomerates	0.6
Airlines	0.6
Construction & Engineering	0.6
Oil & Gas	0.6
Consumer Finance	0.6
Entertainment	0.6
Personal Products	0.5
Gas Utilities	0.5
Multiline Retail	0.5
Trading Companies & Distributors	0.5
Electrical Equipment	0.4
Independent Power & Renewable Electricity Producers	0.4
Tobacco	0.4
Multi-Utilities	0.4
Professional Services	0.4
Wireless Telecommunication Services	0.4
Home Equity Loans	0.3
Auto Manufacturers	0.3
Municipal Bonds	0.3
Pipelines	0.3
Healthcare-Services	0.3
Credit Cards	0.2
Commercial Services & Supplies	0.2
Thrifts & Mortgage Finance	0.2
Paper & Forest Products	0.2
Telecommunications	0.2
Multi-National	0.2
Containers & Packaging	0.2
Auto Components	0.2
Building Products	0.2
Real Estate Investment Trusts (REITs)	0.2
Air Freight & Logistics	0.2
Energy Equipment & Services	0.2
Student Loans	0.2
Retail	0.2
Diversified Consumer Services	0.1
Construction Materials	0.1
Leisure Products	0.1
Transportation Infrastructure	0.1
Agriculture	0.1

Commercial Services	0.1%
Foods	0.1
Distributors	0.1
Water Utilities	0.1
Housewares	0.1
Commercial Paper	0.1
Semiconductors	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Unaffiliated Exchange Traded Funds	0.1
Mining	0.1
Oil & Gas Services	0.1
Trucking & Leasing	0.1
Computers	0.0	*
Options Purchased	0.0	*
Health Care Technology	0.0	*
Gas	0.0	*
Electronics	0.0	*
Auto Parts & Equipment	0.0	*
Home Builders	0.0	*
Packaging & Containers	0.0	*
Other	0.0	*
Lodging	0.0	*
Building Materials	0.0	*
Household Products/Wares	0.0	*
Healthcare-Products	0.0	*
Transportation	0.0	*
Apparel	0.0	*
Environmental Control	0.0	*
Home Furnishings	0.0	*
Miscellaneous Manufacturing	0.0	*
Internet	0.0	*
Iron/Steel	0.0	*
Engineering & Construction	0.0	*
Marine	0.0	*
Machinery-Diversified	0.0	*

	103.1
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$3,408,633	*	Due from/to broker — variation margin swaps	$1,785,230	*
Credit contracts	Premiums paid for OTC swap agreements	533,903		Premiums received for OTC swap agreements	3,039,607
Credit contracts	Unaffiliated investments	10,346		Options written outstanding, at value	273,025
Credit contracts	Unrealized appreciation on OTC swap agreements	1,057,383		Unrealized depreciation on OTC swap agreements	271,955

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$10,812,802	*
Equity contracts	Unaffiliated investments	6,125,653		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	817,514		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,340,143
Interest rate contracts	Due from/to broker — variation margin futures	60,510,018	*	Due from/to broker — variation margin futures	1,621,771	*
Interest rate contracts	Due from/to broker — variation margin swaps	27,106,071	*	Due from/to broker — variation margin swaps	4,874,776	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	3,233
Interest rate contracts	Unaffiliated investments	1,142,255		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	173,083
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	13,341

Total		$100,711,776			$24,208,966

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Currency Contracts(3)	Forward Rate Agreements	Swaps
Credit contracts	$—	$(138,531)	$786,952	$—	$—	$—	$(532,673)
Equity contracts	610,487	4,223,039	—	(14,743,712)	—	—	—
Foreign exchange contracts	—	—	—	—	8,552,690	—	—
Interest rate contracts	—	(2,443,523)	1,917,988	(73,732,703)	—	(453,069)	8,932,417

Total	$610,487	$1,640,985	$2,704,940	$(88,476,415)	$8,552,690	$(453,069)	$8,399,744

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$(34,291)	$(345,278)	$—	$—	$—	$2,559,828
Equity contracts	(18,627)	(7,276,124)	—	(25,043,154)	—	—	—
Foreign exchange contracts	—	—	—	—	1,841,872	—	—
Interest rate contracts	—	2,506,688	(1,119,624)	63,626,570	—	(173,083)	11,899,531

Total	$(18,627)	$(4,803,727)	$(1,464,902)	$38,583,416	$1,841,872	$(173,083)	$14,459,359

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased(1)	Options Written(3)	Futures Contracts-Long Positions(3)	Futures Contracts-Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)
$10,499,904	$365,354,921	$4,105,318,514	$319,161,656	$8,088,601	$163,155,192

Credit Default Swap Agreements- Buy Protection(3)	Credit Default Swap Agreements- Sell Protection(3)	Currency Swap Agreements(3)	Forward Rate Agreements(3)	Inflation Swap Agreements(3)	Interest Rate Swap Agreements(3)	Total Return Swap Agreements(3)
$224,275,280	$126,574,606	$32,345,457	$330,520,000	$50,994,159	$3,611,086,184	$1,606,622

(1)	Cost.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$602,976,266	$(602,976,266)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$1,070,967	$(513,435)	$557,532	$(345,748)	$211,784
Barclays Bank PLC	480,422	(822,278)	(341,856)	341,856	—
BNP Paribas	92,647	—	92,647	—	92,647
Citigroup Global Markets, Inc.	—	(173,083)	(173,083)	—	(173,083)
Citibank, N.A	492,350	(2,995,379)	(2,503,029)	2,255,240	(247,789)
Credit Suisse International	—	(16,574)	(16,574)	—	(16,574)
Deutsche Bank AG	2,006	(127,385)	(125,379)	—	(125,379)
Goldman Sachs International	1,260,645	(368,244)	892,401	—	892,401
JPMorgan Chase Bank, N.A	4,080	—	4,080	—	4,080
Morgan Stanley & Co International PLC	158,284	(98,009)	60,275	—	60,275

	$3,561,401	$(5,114,387)	$(1,552,986)	$2,251,348	$698,362

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $602,976,266:
Unaffiliated investments (cost $14,874,006,509)	$14,118,381,538
Affiliated investments (cost $1,996,291,743)	1,996,231,610
Cash	62,231
Foreign currency, at value (cost $23,985,723)	23,924,079
Deposit with broker for centrally cleared/exchange-traded derivatives	30,004,868
Receivable for investments sold	185,197,843
Receivable for Portfolio shares sold	66,179,482
Dividends and interest receivable	42,499,342
Tax reclaim receivable	17,026,369
Due from broker—variation margin futures	9,235,887
Cash segregated for counterparty—OTC	2,065,000
Unrealized appreciation on OTC swap agreements	1,057,383
Unrealized appreciation on OTC forward foreign currency contracts	817,514
Premiums paid for OTC swap agreements	533,903
Receivable from affiliate	454,487
Prepaid expenses	147,936

Total Assets	16,493,819,472

LIABILITIES:
Payable to broker for collateral for securities on loan	614,370,067
Payable for investments purchased	231,106,536
Payable to affiliate	8,555,110
Management fees payable	3,428,390
Premiums received for OTC swap agreements	3,042,840
Due to broker—variation margin swaps	2,442,559
Accrued expenses and other liabilities	2,093,525
Unrealized depreciation on OTC forward foreign currency contracts	1,340,143
Distribution fee payable	629,744
Unrealized depreciation on OTC swap agreements	285,296
Options written outstanding, at value (premiums received $227,472)	273,025
Unrealized depreciation on OTC forward rate agreements	173,083
Foreign capital gains tax liability accrued	26,235
Affiliated transfer agent fee payable	369

Total Liabilities	867,766,922

NET ASSETS	$15,626,052,550

Net assets were comprised of:
Partners Equity	$15,626,052,550

Net asset value and redemption price per share, $15,626,052,550 / 1,019,031,077 outstanding shares of beneficial interest.	$15.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $10,264,454, of which $1,535,296 is reimbursable by an affiliate)	$263,134,892
Interest income	156,933,766
Affiliated dividend income	47,558,109
Income from securities lending, net (including affiliated income of $2,330,701)	3,062,195

470,688,962

EXPENSES
Management fees	116,998,900
Distribution fee	48,515,339
Custodian and accounting fees	2,278,280
Trustees’ fees	211,011
Legal fees and expenses	70,717
Audit fee	54,300
Shareholders’ reports	21,755
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	399,862

Total expenses	168,557,151

NET INVESTMENT INCOME (LOSS)	302,131,811

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(53,939)) (net of foreign capital gains taxes $(131,063))	1,019,850,166
Futures transactions	(88,476,415)
Options written transactions	2,704,940
Forward rate agreement transactions	(453,069)
Swap agreements transactions	8,399,744
Forward currency contracts transactions	8,552,690
Foreign currency transactions	160,180

950,738,236

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,725)) (net of change in foreign capital gains taxes $168,745)	(2,711,003,856)
Futures	38,583,416
Options written	(1,464,902)
Forward rate agreements	(173,083)
Swap agreements	14,459,359
Forward currency contracts.	1,841,872
Foreign currencies	(477,203)

(2,658,234,397)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(1,707,496,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,405,364,350)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$302,131,811	$227,944,983
Net realized gain (loss) on investment and foreign currency transactions	950,738,236	1,296,203,120
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,658,234,397)	1,017,446,978

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,405,364,350)	2,541,595,081

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [21,000,598 and 22,411,136 shares, respectively]	331,302,172	332,704,473
Net asset value of shares issued in merger [0 and 495,971,032 shares, respectively]	—	7,479,269,216
Portfolio share repurchased [245,443,651 and 66,908,742 shares, respectively]	(3,931,334,229)	(1,043,365,895)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(3,600,032,057)	6,768,607,794

CAPITAL CONTRIBUTIONS	6,807,149	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,998,589,258)	9,310,202,875
NET ASSETS:
Beginning of year	20,624,641,808	11,314,438,933

End of year	$15,626,052,550	$20,624,641,808

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST RCM WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 88.3%
COMMON STOCKS — 56.9%	Shares	Value
Australia — 0.4%
BlueScope Steel Ltd.	363,440	$2,796,208
CSL Ltd.	40,476	5,293,133
Fortescue Metals Group Ltd.	189,569	559,137
Goodman Group, REIT	340,121	2,543,541
Macquarie Group Ltd.	71,282	5,444,168
OceanaGold Corp.	61,294	223,589

		16,859,776

Austria — 0.2%
ANDRITZ AG	43,392	1,997,271
KTM Industries AG	12,859	794,224
Raiffeisen Bank International AG	41,921	1,067,975
Schoeller-Bleckmann Oilfield Equipment AG	7,675	505,243
UNIQA Insurance Group AG	177,816	1,607,348
Wienerberger AG	76,200	1,575,113

		7,547,174

Bermuda — 0.1%
Bank of NT Butterfield & Son Ltd. (The)	31,613	991,068
Triton International Ltd.	78,949	2,452,945

		3,444,013

Brazil — 0.4%
Banco Santander Brasil SA, UTS	74,000	815,274
Construtora Tenda SA	38,200	316,284
Cosan Ltd. (Class A Stock)	30,870	271,655
Estacio Participacoes SA	51,200	313,878
Fibria Celulose SA	70,400	1,227,902
Lojas Renner SA	159,470	1,744,573
Odontoprev SA	401,345	1,423,852
Oi SA, ADR(a)	67,399	107,838
Petroleo Brasileiro SA (PRFC), ADR	98,290	1,139,181
Qualicorp Consultoria e Corretora de Seguros SA	53,800	178,928
Raia Drogasil SA	145,688	2,148,247
Santos Brasil Participacoes SA	261,300	285,183
Sao Martinho SA	185,500	870,604
SLC Agricola SA	41,400	447,140
Suzano Papel e Celulose SA	19,200	188,644
Telefonica Brasil SA, ADR	46,666	556,725
Tupy SA	48,200	250,591
Vale SA	128,300	1,688,267
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	71,600	332,529
WEG SA	350,909	1,588,065

		15,895,360

Canada — 1.9%
Aecon Group, Inc.	13,446	173,443
Algonquin Power & Utilities Corp.	22,307	224,344
Alimentation Couche-Tard, Inc. (Class B Stock)	192,877	9,594,402
ARC Resources Ltd.	20,771	123,238
Bank of Nova Scotia (The)	11,406	568,545
BCE, Inc.	128,528	5,077,289
Canadian Apartment Properties REIT	6,236	202,355
Canadian Imperial Bank of Commerce	25,865	1,926,423

COMMON STOCKS (continued)	Shares	Value
Canada (continued)
Canadian National Railway Co.	35,185	$2,605,886
Canadian Natural Resources Ltd.	10,017	241,694
Canadian Tire Corp. Ltd. (Class A Stock)	23,364	2,442,849
Capital Power Corp.	6,057	117,972
CCL Industries, Inc. (Class B Stock)	6,949	254,810
CGI Group, Inc. (Class A Stock)*	47,962	2,933,509
Cogeco Communications, Inc.	2,625	126,481
Constellation Software, Inc.	7,237	4,632,380
Dream Global Real Estate Investment Trust, REIT	20,484	178,552
Emera, Inc.	4,133	132,327
Empire Co. Ltd. (Class A Stock)	19,427	410,255
Fairfax Financial Holdings Ltd.	4,114	1,811,040
Finning International, Inc.	7,757	135,230
Genworth MI Canada, Inc.(a)	11,901	350,440
George Weston Ltd.	2,720	179,414
Gran Tierra Energy, Inc.*	205,590	446,130
Husky Energy, Inc.	11,345	117,256
IAMGOLD Corp.*	37,296	136,869
Industrial Alliance Insurance & Financial Services, Inc.	18,311	584,391
Laurentian Bank of Canada(a)	10,885	303,539
Magna International, Inc.	143,016	6,491,870
Manulife Financial Corp.	295,918	4,198,602
Mercer International, Inc.	68,193	711,935
National Bank of Canada(a)	80,748	3,315,211
Norbord, Inc.	44,256	1,176,745
Power Corp. of Canada	92,896	1,669,161
Quebecor, Inc. (Class B Stock)	45,623	960,449
Restaurant Brands International, Inc. (NYSE)	18,368	960,646
Restaurant Brands International, Inc. (TSX)	109,829	5,737,624
Rogers Communications, Inc. (Class B Stock)	6,061	310,597
Royal Bank of Canada	122,819	8,406,246
Shopify, Inc. (Class A Stock)*(a)	22,403	3,101,695
Suncor Energy, Inc.	38,282	1,069,215
Teck Resources Ltd. (Class B Stock)	18,023	387,999
Toronto-Dominion Bank (The)	166,746	8,288,444
Transcontinental, Inc. (Class A Stock)	7,708	108,969
WestJet Airlines Ltd.	2,955	38,961
WSP Global, Inc.	1,210	52,000

		83,017,432

Chile — 0.0%
AES Gener SA	737,780	205,069
CAP SA	24,823	217,470
Empresas CMPC SA	195,057	620,051
Enel Chile SA	5,498,788	530,625
Latam Airlines Group SA	17,240	172,256

		1,745,471

China — 1.6%
Alibaba Group Holding Ltd., ADR*(a)	90,237	12,368,786
Anhui Conch Cement Co. Ltd. (Class H Stock)	145,000	703,086
Ausnutria Dairy Corp. Ltd.	479,000	535,230
Baidu, Inc., ADR*	34,894	5,534,188
Bank of China Ltd. (Class H Stock)	4,675,000	2,010,417

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
China (continued)
Bank of Communications Co. Ltd. (Class H Stock)	1,571,000	$1,218,937
China Aircraft Leasing Group Holdings Ltd.	147,500	148,801
China Aoyuan Group Ltd.	399,000	253,466
China Cinda Asset Management Co. Ltd. (Class H Stock)	1,495,000	361,990
China CITIC Bank Corp. Ltd. (Class H Stock)	440,000	267,443
China Communications Services Corp. Ltd. (Class H Stock)	550,000	454,496
China Construction Bank Corp. (Class H Stock)	4,042,000	3,336,953
China Lilang Ltd.	253,000	213,427
China Minsheng Banking Corp. Ltd. (Class H Stock)	657,500	452,790
China Mobile Ltd., ADR	30,239	1,451,472
China Petroleum & Chemical Corp. (Class H Stock)	1,676,000	1,192,689
China Railway Signal & Communication Corp. Ltd. (Class H Stock), 144A	198,000	137,903
China Resources Cement Holdings Ltd.	620,000	557,731
China Sunshine Paper Holdings Co. Ltd.	1,125,000	179,136
China Suntien Green Energy Corp. Ltd. (Class H Stock)	1,012,000	259,520
China Telecom Corp. Ltd. (Class H Stock)	1,550,000	790,154
China Yuchai International Ltd.	9,197	114,411
China Zhongwang Holdings Ltd.	382,800	169,165
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	599,000	321,379
CITIC Ltd.	949,000	1,479,503
CITIC Telecom International Holdings Ltd.	472,000	165,868
CNOOC Ltd. (Class H Stock)	773,000	1,189,181
Country Garden Holdings Co. Ltd.	478,000	575,854
Future Land Development Holdings Ltd.	682,000	468,050
Great Wall Motor Co. Ltd. (Class H Stock)	602,000	345,531
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class H Stock)	76,000	272,918
Hisense Home Appliances Group Co. Ltd. (Class H Stock)	272,000	198,833
Hollysys Automation Technologies Ltd.	13,575	237,698
Hua Hong Semiconductor Ltd., 144A	201,000	372,014
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,000,000	1,427,422
Jupai Holdings Ltd., ADR(a)	22,317	97,972
Legend Holdings Corp. (Class H Stock), 144A	92,500	241,252
Livzon Pharmaceutical Group, Inc. (Class H Stock)	54,300	157,506
Luye Pharma Group Ltd., 144A	542,000	377,746
Metallurgical Corp. of China Ltd. (Class H Stock)	592,000	141,760
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	211,500	1,869,229
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	1,381,000	728,735
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	194,200	395,183
Shenzhen Expressway Co. Ltd. (Class H Stock)	304,000	335,208

COMMON STOCKS (continued)	Shares	Value
China (continued)
Shenzhou International Group Holdings Ltd.	73,000	$829,413
Shimao Property Holdings Ltd.	495,500	1,322,217
Sichuan Expressway Co. Ltd. (Class H Stock)	540,000	166,076
SINA Corp.*	2,869	153,893
Springland International Holdings Ltd.	990,000	195,900
Tencent Holdings Ltd.	404,908	16,206,910
Tian Ge Interactive Holdings Ltd.,144A	409,000	159,326
Tianjin Capital Environmental Protection Group Co. Ltd. (Class H Stock)*	696,000	265,531
Tingyi Cayman Islands Holding Corp.	404,000	539,832
Uni-President China Holdings Ltd.	479,000	416,116
Weibo Corp., ADR*(a)	78,234	4,571,213
West China Cement Ltd.	1,358,000	183,983
Xtep International Holdings Ltd.	791,000	429,227
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. (Class H Stock), 144A	61,200	204,656
Yuexiu Property Co. Ltd.	1,730,000	318,221
Yuexiu Transport Infrastructure Ltd.	348,000	264,178
Yuzhou Properties Co. Ltd.	660,000	271,038
Zhejiang Expressway Co. Ltd. (Class H Stock)	388,000	336,557

		70,945,320

Colombia — 0.0%
Ecopetrol SA	319,239	260,011
Grupo Aval Acciones y Valores SA, ADR	20,140	118,826
Interconexion Electrica SA ESP	39,793	171,303

		550,140

Czech Republic — 0.0%
Moneta Money Bank A/S, 144A	82,509	266,585

Denmark — 0.8%
Ambu A/S (Class B Stock)	466,411	11,227,500
Coloplast A/S (Class B Stock)	31,455	2,925,087
DSV A/S	69,829	4,612,324
FLSmidth & Co. A/S	31,168	1,404,073
ISS A/S	40,557	1,136,875
Novo Nordisk A/S (Class B Stock)	136,703	6,280,047
OW Bunker A/S*^(d)	53,469	—
Rockwool International A/S (Class B Stock)	3,357	876,961
Royal Unibrew A/S	21,471	1,481,163
SimCorp A/S	32,361	2,214,322
Topdanmark A/S	12,196	567,978
William Demant Holding A/S*(a)	72,600	2,064,940

		34,791,270

Finland — 0.3%
Amer Sports OYJ*	37,200	1,635,386
DNA OYJ	25,391	497,817
Huhtamaki OYJ	40,461	1,259,960
Neste OYJ	44,156	3,413,990
Stora Enso OYJ (Class R Stock)	205,492	2,389,107
UPM-Kymmene OYJ	92,799	2,366,797

		11,563,057

France — 1.9%
Aeroports de Paris	6,847	1,301,305
Air France-KLM*	166,998	1,816,641

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
France (continued)
Atos SE	29,448	$2,412,026
AXA SA	77,828	1,684,976
BNP Paribas SA	79,363	3,595,855
Cie Generale des Etablissements Michelin SCA	59,365	5,903,132
Covivio, REIT	8,253	797,251
Credit Agricole SA	110,022	1,191,877
Dassault Systemes SE	13,917	1,656,482
Eiffage SA	25,061	2,097,549
Europcar Mobility Group, 144A	83,554	754,175
Hermes International	4,325	2,405,575
Ingenico Group SA	18,800	1,068,411
Interparfums SA	46,712	1,807,643
Ipsen SA	8,358	1,081,101
Kering SA	9,926	4,680,605
Klepierre SA, REIT	56,500	1,747,776
Korian SA	31,147	1,110,147
LVMH Moet Hennessy Louis Vuitton SE	24,654	7,307,350
Nexity SA	29,389	1,327,396
Peugeot SA	281,131	6,011,084
Remy Cointreau SA	7,001	793,850
Sanofi	65,353	5,668,398
Sartorius Stedim Biotech	28,254	2,831,351
SPIE SA	82,548	1,097,472
Teleperformance	12,636	2,023,908
TOTAL SA	169,581	8,973,875
Ubisoft Entertainment SA*	31,840	2,576,246
Vinci SA	94,281	7,785,938

		83,509,395

Germany — 1.7%
Aareal Bank AG	49,023	1,522,696
alstria office REIT-AG, REIT	84,964	1,189,893
Aroundtown SA*	231,836	1,924,088
Axel Springer SE	14,724	836,191
Bayerische Motoren Werke AG	17,970	1,461,770
Bechtle AG	62,996	4,924,386
CANCOM SE	77,933	2,572,495
Deutsche Lufthansa AG	195,269	4,436,573
Deutsche Pfandbriefbank AG, 144A	114,266	1,150,980
Fraport AG Frankfurt Airport Services Worldwide.	18,274	1,313,898
Fresenius SE & Co. KGaA	68,688	3,350,906
GRENKE AG	19,567	1,672,487
Hella GmbH & Co. KGaA	25,600	1,026,126
Infineon Technologies AG	361,046	7,229,054
Jenoptik AG	77,800	2,041,334
Merck KGaA	47,132	4,876,662
MTU Aero Engines AG	21,192	3,862,336
Salzgitter AG	27,800	818,244
SAP SE	73,036	7,312,254
Scout24 AG, 144A	51,670	2,386,869
Siltronic AG	29,679	2,478,493
Stroeer SE & Co. KGaA(a)	38,995	1,892,274
TAG Immobilien AG	40,997	939,594
TLG Immobilien AG	82,909	2,306,658
TUI AG (Germany Stock Exchange)	174,175	2,502,067
TUI AG (London Stock Exchange)	78,494	1,110,249
Vonovia SE	93,140	4,238,247

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Zalando SE, 144A*(a)	50,969	$1,315,809

		72,692,633

Ghana — 0.1%
Tullow Oil PLC*	988,746	2,274,325

Hong Kong — 0.6%
AIA Group Ltd.	1,140,212	9,454,581
China Water Affairs Group Ltd.	244,000	261,189
CK Asset Holdings Ltd.	431,500	3,126,450
Emperor Entertainment Hotel Ltd.	530,000	100,070
Emperor Watch & Jewellery Ltd.	3,920,000	115,111
Hang Seng Bank Ltd.	150,800	3,364,333
Johnson Electric Holdings Ltd.	71,000	143,586
Kerry Properties Ltd.	370,500	1,265,638
Nine Dragons Paper Holdings Ltd.	2,035,000	1,882,991
Organic Tea Cosmetics Holdings Co. Ltd.	57,558	136,390
Sun Hung Kai Properties Ltd.	43,000	612,967
Texhong Textile Group Ltd.	136,000	155,597
Tongda Group Holdings Ltd.	1,440,000	143,853
WH Group Ltd., 144A	3,684,000	2,835,885
Xinyi Glass Holdings Ltd.	1,554,000	1,711,453
Yue Yuen Industrial Holdings Ltd.	307,000	981,547

		26,291,641

Hungary — 0.0%
Magyar Telekom Telecommunications PLC	170,316	267,877

India — 0.2%
HDFC Bank Ltd., ADR	83,604	8,660,538
Vedanta Ltd., ADR(a)	48,476	559,413

		9,219,951

Indonesia — 0.1%
Ace Hardware Indonesia Tbk PT	20,985,711	2,177,814
Aneka Tambang Tbk	2,517,600	135,634
Bank Central Asia Tbk PT	1,235,174	2,234,492
Erajaya Swasembada Tbk PT	1,703,400	261,103
Japfa Comfeed Indonesia Tbk PT	1,962,300	293,472
Pool Advista Indonesia Tbk PT*	866,400	306,124
Sri Rejeki Isman Tbk PT	5,886,900	146,861

		5,555,500

Ireland — 0.3%
AerCap Holdings NV*	84,941	3,363,664
Dalata Hotel Group PLC	268,404	1,456,744
Keywords Studios PLC	49,887	681,238
Kingspan Group PLC	119,230	5,123,715
Origin Enterprises PLC	99,302	652,546
Ryanair Holdings PLC, ADR*	48,707	3,474,757

		14,752,664

Israel — 0.2%
Bank Leumi Le-Israel BM	397,391	2,399,816
Israel Discount Bank Ltd. (Class A Stock)	243,742	755,055
Kornit Digital Ltd.*(a)	21,063	394,299
Wix.com Ltd.*	58,748	5,307,294

		8,856,464

Italy — 0.5%
Amplifon SpA	49,000	791,878
Buzzi Unicem SpA	65,500	1,131,255

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Italy (continued)
De’ Longhi SpA	68,043	$1,731,471
DiaSorin SpA	8,300	675,685
Enel SpA	1,522,858	8,843,227
Fincantieri SpA	420,763	446,802
FinecoBank Banca Fineco SpA	164,000	1,657,812
Iren SpA	202,006	486,114
Poste Italiane SpA, 144A	408,586	3,281,265
Unipol Gruppo SpA	332,422	1,344,432

		20,389,941

Japan — 2.6%
Asahi Kasei Corp.	69,100	710,986
Bic Camera, Inc.	116,100	1,466,941
Canon Marketing Japan, Inc.	24,700	440,257
Daiwa House Industry Co. Ltd.	169,300	5,377,697
Hoshizaki Corp.	22,100	1,343,851
ITOCHU Corp.	378,300	6,424,961
Japan Airlines Co. Ltd.	57,800	2,048,425
Keihin Corp.	31,700	530,042
Keyence Corp.	10,070	5,095,996
Marubeni Corp.	582,400	4,080,720
Matsumotokiyoshi Holdings Co. Ltd.	58,300	1,786,071
Mitsubishi Chemical Holdings Corp.	555,900	4,199,775
Mitsubishi Corp.	304,500	8,363,487
Mitsubishi Gas Chemical Co., Inc.	89,700	1,347,578
Mitsui & Co. Ltd.	424,000	6,517,522
Mizuho Financial Group, Inc.	676,800	1,049,861
MonotaRO Co. Ltd.	127,024	3,137,066
Nippon Telegraph & Telephone Corp.	122,300	4,982,700
Nishimatsu Construction Co. Ltd.	56,700	1,289,819
Nissan Motor Co. Ltd.	601,900	4,818,562
Rengo Co. Ltd.	184,300	1,454,981
Resona Holdings, Inc.	807,800	3,888,870
Sankyo Co. Ltd.	26,800	1,023,516
Sankyu, Inc.	22,900	1,035,092
Sojitz Corp.	1,002,700	3,467,950
Sony Corp.	62,500	3,001,414
Sumitomo Corp.	366,600	5,200,140
Sumitomo Mitsui Construction Co. Ltd.	180,700	1,096,922
Sumitomo Mitsui Financial Group, Inc.	154,700	5,131,729
Sundrug Co. Ltd.	61,497	1,828,421
Sushiro Global Holdings Ltd.	17,500	954,548
Teijin Ltd.	131,600	2,102,377
TIS, Inc.	28,700	1,128,227
Toyota Motor Corp.	204,800	11,888,949
Welcia Holdings Co. Ltd.	11,800	533,749
Yamada Denki Co. Ltd.	421,200	2,019,630

		110,768,832

Luxembourg — 0.0%
ArcelorMittal	28,007	588,548

Malaysia — 0.1%
Gadang Holdings Bhd	1,287,900	158,919
Genting Bhd	351,300	518,758
Hengyuan Refining Co. Bhd	102,200	114,895
Hong Leong Bank Bhd	31,700	156,138
Malaysia Airports Holdings Bhd	217,500	440,294
Malaysian Pacific Industries Bhd	137,200	330,337
MISC Bhd	94,900	153,390

COMMON STOCKS (continued)	Shares	Value
Malaysia (continued)
Petronas Chemicals Group Bhd	479,300	$1,076,482
Press Metal Aluminium Holdings Bhd	406,400	474,763
RHB Bank Bhd	464,800	595,131
Sunway Bhd	459,090	163,134
Unisem M Bhd	224,100	177,629

		4,359,870

Mexico — 0.0%
Corp. Inmobiliaria Vesta SAB de CV	148,000	199,048
Industrias Bachoco SAB de CV, ADR	13,488	533,585
Industrias Bachoco SAB de CV (Class B Stock)	48,400	159,496
Industrias CH SAB de CV (Class B Stock)*	34,000	147,043
Macquarie Mexico Real Estate Management
SA de CV, REIT, 144A*	275,600	247,527
Megacable Holdings SAB de CV, UTS	57,900	259,245
Vitro SAB de CV (Class A Stock)	83,600	225,423

		1,771,367

Netherlands — 1.3%
Aalberts Industries NV	33,549	1,117,340
Aegon NV	900,044	4,221,978
ASM International NV	10,800	449,103
ASML Holding NV	28,098	4,433,668
ASR Nederland NV	91,332	3,627,851
BE Semiconductor Industries NV	98,727	2,097,760
IMCD NV	31,500	2,023,851
Koninklijke Ahold Delhaize NV	342,708	8,672,738
Koninklijke DSM NV	44,028	3,616,155
NN Group NV	73,754	2,944,160
OCI NV*	49,700	1,018,059
Royal Dutch Shell PLC (Class A Stock)	228,166	6,737,018
Royal Dutch Shell PLC (Class B Stock)	219,083	6,542,927
Signify NV, 144A	81,834	1,923,499
Wolters Kluwer NV	76,103	4,512,090

		53,938,197

New Zealand — 0.1%
Air New Zealand Ltd.	527,697	1,098,276
Mainfreight Ltd.	49,276	1,017,195

		2,115,471

Norway — 0.3%
Austevoll Seafood ASA	49,403	611,726
BW Offshore Ltd.*	76,944	282,524
Elkem ASA, 144A*	447,146	1,142,933
Grieg Seafood ASA	67,055	795,748
Leroy Seafood Group ASA	103,586	791,567
Marine Harvest ASA	113,176	2,386,427
Nordic American Offshore Ltd.	1,240	521
Petroleum Geo-Services ASA*	333,300	461,639
Salmar ASA	32,306	1,594,202
Storebrand ASA	373,087	2,671,122

		10,738,409

Philippines — 0.0%
DMCI Holdings, Inc.	613,050	149,075
Jollibee Foods Corp.	293,264	1,627,876

		1,776,951

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Poland — 0.0%
Asseco Poland SA	22,635	$279,084
KGHM Polska Miedz SA*	23,098	551,420
Tauron Polska Energia SA*	595,220	349,262

		1,179,766

Puerto Rico — 0.0%
First BanCorp	89,550	770,130
OFG Bancorp	29,842	491,199

		1,261,329

Russia — 0.1%
Evraz PLC	363,064	2,228,205
Globaltrans Investment PLC, GDR	22,510	203,262
Magnitogorsk Iron & Steel Works PJSC, GDR	24,792	205,526
Novolipetsk Steel PJSC, GDR	23,311	522,171
Severstal PJSC, GDR	51,466	703,166
TCS Group Holding PLC, GDR	16,479	256,413
VTB Bank PJSC, GDR(a)	220,559	244,379

		4,363,122

Singapore — 0.1%
BOC Aviation Ltd., 144A	177,900	1,315,121
United Overseas Bank Ltd.	199,500	3,594,027

		4,909,148

South Africa — 0.4%
Anglo American PLC	279,562	6,247,562
Astral Foods Ltd.	16,774	186,619
Emira Property Fund Ltd., REIT	142,844	146,793
Investec Ltd.	216,729	1,188,996
Liberty Holdings Ltd.	41,032	313,162
MMI Holdings Ltd.*	166,204	197,655
Naspers Ltd. (Class N Stock)	4,059	812,041
Nedbank Group Ltd.	51,214	976,839
Old Mutual Ltd.	314,668	471,281
PSG Group Ltd.	262,297	4,460,130
RMB Holdings Ltd.	131,191	718,325
Standard Bank Group Ltd.	51,908	644,931
Super Group Ltd.*	65,502	153,970
Telkom SA SOC Ltd.	157,399	691,699
Tsogo Sun Holdings Ltd.	106,849	159,255

		17,369,258

South Korea — 0.5%
Autech Corp.	14,707	138,119
Daesang Corp.	8,593	193,044
Daewoong Co. Ltd.	13,413	214,641
Daou Technology, Inc.	6,966	117,520
Dentium Co. Ltd.	7,329	377,401
DGB Financial Group, Inc.	24,089	179,391
Dong-A Socio Holdings Co. Ltd.	1,678	163,559
Doosan Infracore Co. Ltd.*	32,595	222,524
DY POWER Corp.	9,007	115,032
Green Cross Holdings Corp.	5,806	130,211
GS Holdings Corp.	10,786	498,887
Hana Financial Group, Inc.	29,063	944,339
Hanjin Kal Corp.	8,363	222,788
Hankook Tire Co. Ltd.	4,297	154,267
Hanwha General Insurance Co. Ltd.	35,265	186,687

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
HB Technology Co. Ltd.	87,107	$249,708
Huons Co. Ltd.	3,758	242,424
Huons Global Co. Ltd.	3,771	149,056
Hyosung Corp.*	6,769	303,093
Hyundai Corp. Holdings, Inc.	6,016	86,400
Industrial Bank of Korea	53,510	673,040
JB Financial Group Co. Ltd.	28,893	147,779
KCC Engineering & Construction Co. Ltd.	14,497	91,871
Korea Asset In Trust Co. Ltd.	41,701	164,429
Korea Electric Power Corp., ADR*(a)	23,277	343,336
Korea Real Estate Investment & Trust Co. Ltd.	71,319	172,497
Korean Reinsurance Co.*	40,691	315,734
Kwang Dong Pharmaceutical Co. Ltd.	21,371	131,133
LG Household & Health Care Ltd.	2,580	2,547,029
Lotte Non-Life Insurance Co. Ltd.	117,771	278,570
Mecaro Co. Ltd.	7,472	94,566
Orion Holdings Corp.	12,342	189,288
PSK, Inc.	16,598	182,940
Samjin Pharmaceutical Co. Ltd.	2,732	98,493
Samsung Electronics Co. Ltd.	172,662	5,981,694
SK Hynix, Inc.*	35,279	1,911,242
SK Telecom Co. Ltd.	1,044	252,273
Taekwang Industrial Co. Ltd.	105	124,294
Taeyoung Engineering & Construction Co. Ltd.	21,141	214,499
Ubiquoss, Inc.	4,029	136,520
UniTest, Inc.	17,908	168,510
Woongjin Thinkbig Co. Ltd.	65,190	157,296

		19,266,124

Spain — 0.3%
Aena SME SA, 144A	16,829	2,620,210
Amadeus IT Group SA	28,762	2,008,035
Banco Santander SA	134,144	615,095
Cia de Distribucion Integral Logista Holdings SA	39,754	996,853
CIE Automotive SA	38,918	958,163
Ence Energia y Celulosa SA	60,410	381,113
Global Dominion Access SA, 144A*	35,179	173,418
Merlin Properties Socimi SA, REIT	101,877	1,260,961
Repsol SA	204,724	3,314,899
Unicaja Banco SA, 144A	781,377	1,032,425

		13,361,172

Sweden — 0.9%
AAK AB	88,200	1,222,764
AddTech AB (Class B Stock)	172,009	3,077,665
Assa Abloy AB (Class B Stock)	125,744	2,255,067
Atlas Copco AB (Class A Stock)	129,671	3,093,075
BioGaia AB (Class B Stock)	42,832	1,535,444
Castellum AB	89,444	1,653,034
Hexagon AB (Class B Stock)	62,171	2,876,009
Hexpol AB	352,312	2,794,349
Indutrade AB	56,300	1,311,271
NetEnt AB*	151,172	625,086
Nibe Industrier AB (Class B Stock)	60,230	619,258
Peab AB	33,666	275,676
Sandvik AB	219,879	3,165,689

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Sweden (continued)
Svenska Cellulosa AB SCA (Class B Stock)	242,540	$1,887,983
Swedbank AB (Class A Stock)	160,091	3,584,372
Swedish Match AB	64,653	2,552,001
Tobii AB*(a)	203,500	626,233
Trelleborg AB (Class B Stock)	207,301	3,268,415
Vitrolife AB	164,495	2,735,458
Volvo AB (Class B Stock)	78,880	1,036,465

		40,195,314

Switzerland — 1.0%
Barry Callebaut AG	831	1,297,372
Chocoladefabriken Lindt & Spruengli AG	15	1,117,041
Cie Financiere Richemont SA	14,204	918,958
Coca-Cola HBC AG*	78,763	2,464,356
CRISPR Therapeutics AG*(a)	8,361	238,874
Galenica AG, 144A*	14,299	630,793
Georg Fischer AG	2,753	2,211,658
Interroll Holding AG	1,725	2,551,661
Lonza Group AG*	25,182	6,572,239
Nestle SA	24,106	1,960,451
OC Oerlikon Corp. AG*	138,700	1,565,830
Partners Group Holding AG(a)	9,132	5,542,194
Sika AG	18,082	2,302,581
STMicroelectronics NV	51,103	734,072
Sunrise Communications Group AG, 144A*	13,900	1,226,552
Swiss Life Holding AG*	13,997	5,414,139
Temenos AG*	21,219	2,560,755
VAT Group AG, 144A*	18,757	1,655,208

		40,964,734

Taiwan — 0.3%
Acter Co. Ltd.	20,000	110,466
AmTRAN Technology Co. Ltd.*	328,000	120,183
Asia Vital Components Co. Ltd.	307,000	252,363
Career Technology MFG. Co. Ltd.	193,000	164,545
Center Laboratories, Inc.*	118,000	262,183
Chicony Power Technology Co. Ltd.	137,604	201,360
China Development Financial Holding Corp.	2,374,000	752,036
China General Plastics Corp.	160,000	114,614
China Motor Corp.	305,000	241,086
Co-Tech Development Corp.	267,000	244,598
CTBC Financial Holding Co. Ltd.	1,182,000	776,275
E.Sun Financial Holding Co. Ltd.	1,097,000	718,117
Far Eastern International Bank	823,000	267,526
Far Eastern New Century Corp.	628,000	569,520
First Financial Holding Co. Ltd.	964,469	627,640
Formosa Advanced Technologies Co. Ltd.	126,000	130,617
Fulgent Sun International Holding Co. Ltd.	89,000	138,196
Gigabyte Technology Co. Ltd.	169,000	221,422
Globalwafers Co. Ltd.	60,000	551,717
Great Wall Enterprise Co. Ltd.	170,000	185,632
HannStar Display Corp.	1,090,000	249,942
Hanpin Electron Co. Ltd.	126,000	121,821
Hon Hai Precision Industry Co. Ltd., GDR	46,573	221,222
King Yuan Electronics Co. Ltd.	344,000	260,420
Lien Hwa Industrial Corp.	514,000	496,295
Mitac Holdings Corp.	574,754	460,742
Pegatron Corp.	71,000	118,714
Powertech Technology, Inc.	120,000	257,291

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
SinoPac Financial Holdings Co. Ltd.	1,525,000	$510,817
Supreme Electronics Co. Ltd.	225,000	198,344
Systex Corp.	162,000	324,566
TaiDoc Technology Corp.	53,000	305,285
Taiwan Cooperative Financial Holding Co. Ltd.	827,502	474,955
Taiwan Semiconductor Manufacturing Co. Ltd.	422,000	3,091,318
Tripod Technology Corp.	96,000	249,426
Walsin Lihwa Corp.	308,000	168,346
WPG Holdings Ltd.	272,320	327,375
Yageo Corp.	14,000	146,417

		14,633,392

Thailand — 0.1%
Airports of Thailand PCL	482,700	952,859
AP Thailand PCL	922,200	169,892
Home Product Center PCL	1,356,000	633,176
Kiatnakin Bank PCL	118,900	242,156
PTT Exploration & Production PCL	484,200	1,687,588
PTT Global Chemical PCL	191,800	420,144
PTT PCL	88,200	124,669
Thanachart Capital PCL	370,400	566,304

		4,796,788

Turkey — 0.0%
EGE Endustri VE Ticaret A/S	4,264	277,258
Turkcell Iletisim Hizmetleri A/S, ADR(a)	45,556	256,025

		533,283

Ukraine — 0.0%
Ferrexpo PLC	422,810	1,052,662

United Arab Emirates — 0.0%
NMC Health PLC	12,675	443,069

United Kingdom — 2.2%
3i Group PLC	167,492	1,653,574
accesso Technology Group PLC*	56,897	1,055,031
ASOS PLC*	102,293	2,975,001
Auto Trader Group PLC, 144A	489,552	2,843,189
Barratt Developments PLC	394,468	2,330,728
Bellway PLC	53,394	1,714,799
Berkeley Group Holdings PLC	61,085	2,708,518
Blue Prism Group PLC*(a)	51,915	735,095
BP PLC	1,740,013	11,017,277
British American Tobacco PLC	335,264	10,721,179
British American Tobacco PLC, ADR	17,815	567,586
DCC PLC	61,816	4,724,260
easyJet PLC	178,678	2,524,722
Fiat Chrysler Automobiles NV*	466,591	6,785,376
Genel Energy PLC*	81,865	185,486
Genus PLC	81,400	2,234,224
Halma PLC	85,107	1,482,084
HomeServe PLC	251,160	2,772,467
Howden Joinery Group PLC	212,600	1,181,862
Informa PLC	138,297	1,112,133
Intermediate Capital Group PLC	117,245	1,401,123
International Consolidated Airlines Group SA	342,199	2,700,799
J Sainsbury PLC	695,289	2,350,628

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
JD Sports Fashion PLC	230,040	$1,024,978
Melrose Industries PLC	796,000	1,665,753
Moneysupermarket.com Group PLC	232,245	816,669
Oxford Instruments PLC	97,594	1,133,665
Pagegroup PLC	101,248	582,838
Persimmon PLC	129,250	3,186,751
Reckitt Benckiser Group PLC	70,876	5,438,652
Redrow PLC	100,101	628,195
Rotork PLC	308,025	972,647
Royal Mail PLC	387,104	1,343,529
RPC Group PLC	110,175	919,207
Senior PLC	625,362	1,514,009
Spectris PLC	33,390	972,429
SSP Group PLC	71,932	595,081
Tesco PLC	1,219,459	2,959,518
Unilever NV, CVA	55,800	3,034,921
Vesuvius PLC	175,700	1,136,187

		95,702,170

United States — 35.3%
2U, Inc.*(a)	10,351	514,652
AAR Corp.	13,730	512,678
Abbott Laboratories	165,560	11,974,955
AbbVie, Inc.	87,413	8,058,604
ABIOMED, Inc.*	392	127,416
Accenture PLC (Class A Stock)	26,120	3,683,181
ACCO Brands Corp.	75,555	512,263
Activision Blizzard, Inc.	8,135	378,847
Addus HomeCare Corp.*	5,875	398,795
Adobe, Inc.*	14,642	3,312,606
Aerovironment, Inc.*	1,184	80,453
AES Corp.	55,985	809,543
Aflac, Inc.	133,680	6,090,461
AGNC Investment Corp., REIT	46,775	820,434
Air Products & Chemicals, Inc.	10,492	1,679,245
Aircastle Ltd.	15,160	261,358
Albemarle Corp.(a)	35,515	2,737,141
Align Technology, Inc.*	3,974	832,275
Allegheny Technologies, Inc.*(a)	15,492	337,261
Allegiant Travel Co.	3,186	319,301
Allergan PLC	7,594	1,015,014
Alliance Resource Partners LP, MLP	42,275	733,049
Allstate Corp. (The)(a)	15,304	1,264,570
Ally Financial, Inc.(a)	128,061	2,901,862
Alphabet, Inc. (Class A Stock)*	20,416	21,333,903
Alphabet, Inc. (Class C Stock)*	12,851	13,308,624
Alteryx, Inc. (Class A Stock)*(a)	21,627	1,286,158
Altria Group, Inc.	19,849	980,342
Amazon.com, Inc.*	30,462	45,753,010
Amdocs Ltd.	27,598	1,616,691
Amedisys, Inc.*	8,050	942,736
Ameren Corp.	136,922	8,931,422
American Eagle Outfitters, Inc.	11,961	231,206
American Electric Power Co., Inc.	87,360	6,529,286
American Equity Investment Life Holding Co.	40,953	1,144,227
American Outdoor Brands Corp.*	48,700	626,281
American Tower Corp., REIT	50,645	8,011,533
AmerisourceBergen Corp.	15,934	1,185,490

COMMON STOCKS (continued)	Shares	Value
United States (continued)
AMETEK, Inc.	13,103	$887,073
Amgen, Inc.	79,471	15,470,620
Amicus Therapeutics, Inc.*(a)	16,237	155,550
Annaly Capital Management, Inc., REIT(a)	836,934	8,218,689
Anthem, Inc.	73,532	19,311,709
Anworth Mortgage Asset Corp., REIT	25,940	104,798
Apollo Investment Corp.	10,716	132,874
Apple Hospitality REIT, Inc., REIT	187,058	2,667,447
Apple, Inc.	339,895	53,615,037
Applied Materials, Inc.	20,908	684,528
Arbor Realty Trust, Inc., REIT(a)	29,213	294,175
Archer-Daniels-Midland Co.	32,781	1,343,038
Arena Pharmaceuticals, Inc.*	6,298	245,307
Arista Networks, Inc.*	16,445	3,464,962
ARMOUR Residential REIT, Inc., REIT(a)	32,216	660,427
Array BioPharma, Inc.*	25,799	367,636
Arrow Electronics, Inc.*	66,665	4,596,552
Arrowhead Pharmaceuticals, Inc.*(a)	16,699	207,402
Aspen Technology, Inc.*	5,215	428,569
Associated Banc-Corp.	135,878	2,689,026
AT&T, Inc.	811,897	23,171,532
Athene Holding Ltd. (Class A Stock)*	140,866	5,610,693
Atlas Air Worldwide Holdings, Inc.*	3,063	129,228
Atmos Energy Corp.	10,545	977,732
Avangrid, Inc.(a)	48,591	2,433,923
Avery Dennison Corp.	13,973	1,255,195
Avis Budget Group, Inc.*(a)	21,451	482,218
AxoGen, Inc.*	17,562	358,792
Axon Enterprise, Inc.*	9,915	433,781
Bancorp, Inc. (The)*	25,685	204,453
Bank of America Corp.	683,893	16,851,124
Bank of New York Mellon Corp. (The)	20,213	951,426
Bausch Health Cos., Inc.*	10,313	190,744
Baxter International, Inc.	113,861	7,494,331
Becton, Dickinson & Co.	17,844	4,020,610
Berkshire Hathaway, Inc. (Class B Stock)*	31,102	6,350,406
Best Buy Co., Inc.(a)	101,072	5,352,773
BG Staffing, Inc.	22,152	457,439
BGC Partners, Inc. (Class A Stock)	229,215	1,185,042
Biogen, Inc.*	481	144,743
BioMarin Pharmaceutical, Inc.*(a)	87,170	7,422,526
BioSpecifics Technologies Corp.*	4,965	300,879
BioTelemetry, Inc.*	11,969	714,789
BJ’s Restaurants, Inc.	7,159	362,031
Black Knight, Inc.*	9,749	439,290
Blackline, Inc.*	12,400	507,779
BlackRock, Inc.	2,838	1,114,823
Blueprint Medicines Corp.*	3,417	184,210
Boeing Co. (The)	69,547	22,428,908
Boingo Wireless, Inc.*	45,008	925,815
Boot Barn Holdings, Inc.*	34,775	592,218
Boston Beer Co., Inc. (The) (Class A Stock)*	2,890	696,028
Box, Inc. (Class A Stock)*	22,984	387,970
Brady Corp. (Class A Stock)	2,944	127,946
Brinker International, Inc.(a)	5,001	219,944
Brink’s Co. (The)	5,656	365,660
Bristol-Myers Squibb Co.	127,203	6,612,012
Brixmor Property Group, Inc., REIT	26,964	396,101

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Broadridge Financial Solutions, Inc.	56,862	$5,472,968
Buckle, Inc. (The)(a)	16,289	315,029
Cabot Microelectronics Corp.	31,297	2,984,169
CACI International, Inc. (Class A Stock)*	2,706	389,745
Cadence BanCorp	82,939	1,391,716
CAI International, Inc.*	21,994	510,921
Calavo Growers, Inc.(a)	9,266	676,047
Callaway Golf Co.	22,437	343,286
Capital One Financial Corp.	57,781	4,367,666
Carbonite, Inc.*	18,231	460,515
Cardinal Health, Inc.	27,418	1,222,843
Cardlytics, Inc.*(a)	27,007	292,486
Carnival Corp.	7,991	393,956
Carnival PLC	48,051	2,316,378
Catalent, Inc.*	11,690	364,494
Caterpillar, Inc.	7,547	958,997
Cato Corp. (The) (Class A Stock)	14,695	209,698
CBL & Associates Properties, Inc., REIT(a)	42,787	82,151
Cboe Global Markets, Inc.	39,525	3,866,731
CBTX, Inc.(a)	14,361	422,213
Celanese Corp. (Class A Stock)	3,784	340,446
Centene Corp.*	12,625	1,455,663
CenterPoint Energy, Inc.	297,377	8,394,953
CenturyLink, Inc.(a)	8,701	131,820
CF Industries Holdings, Inc.	89,270	3,884,138
Charles River Laboratories International, Inc.*	9,465	1,071,249
Chart Industries, Inc.*	14,542	945,666
Chatham Lodging Trust, REIT	29,130	515,018
Chegg, Inc.*(a)	35,969	1,022,239
Chemed Corp.	2,383	675,056
Chevron Corp.	188,052	20,458,177
Chimera Investment Corp., REIT	21,992	391,897
Chubb Ltd.	38,415	4,962,450
Churchill Downs, Inc.(a)	4,187	1,021,377
Cigna Corp.(a)	68,481	13,005,937
Cirrus Logic, Inc.*	1,388	46,054
Cisco Systems, Inc.	475,410	20,599,515
Citigroup, Inc.	93,085	4,846,005
Citizens Financial Group, Inc.	36,162	1,075,096
Clarus Corp.	33,790	341,955
Clearway Energy, Inc. (Class A Stock)	30,500	516,060
CME Group, Inc.	841	158,209
CNA Financial Corp.	50,370	2,223,836
CNO Financial Group, Inc.	126,653	1,884,597
Coca-Cola Co. (The)	5,735	271,552
Cohu, Inc.	5,335	85,733
Columbia Sportswear Co.	8,670	729,060
Columbus McKinnon Corp.	12,947	390,223
Comcast Corp. (Class A Stock)	454,635	15,480,322
Comerica, Inc.	18,163	1,247,616
Compass Diversified Holdings, MLP	17,200	214,140
CONMED Corp.	3,057	196,259
ConocoPhillips	58,870	3,670,545
CONSOL Energy, Inc.*	43,861	1,390,832
Constellation Brands, Inc. (Class A Stock)	80,759	12,987,662
Copart, Inc.*(a)	18,923	904,141
Corning, Inc.	243,911	7,368,551
Costco Wholesale Corp.	45,036	9,174,284

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Covenant Transportation Group, Inc. (Class A Stock)*	16,246	$311,923
Crocs, Inc.*	29,500	766,410
CryoPort, Inc.*(a)	65,507	722,542
CubeSmart, REIT	191,451	5,492,729
Cullen/Frost Bankers, Inc.	8,440	742,214
Cutera, Inc.*	4,820	82,036
CVS Health Corp.	250,698	16,425,733
Cymabay Therapeutics, Inc.*	21,435	168,693
Danaher Corp.	105,305	10,859,052
Deckers Outdoor Corp.*(a)	14,188	1,815,355
Delek US Holdings, Inc.	7,610	247,401
Dell Technologies, Inc. (Class C Stock)*	21,592	1,055,225
Delta Air Lines, Inc.	27,104	1,352,490
Dicerna Pharmaceuticals, Inc.*(a)	17,077	182,553
Dine Brands Global, Inc.(a)	11,971	806,127
Discover Financial Services	20,315	1,198,179
DMC Global, Inc.	10,931	383,897
Domtar Corp.	75,710	2,659,692
DowDuPont, Inc.	25,908	1,385,560
DTE Energy Co.	64,395	7,102,769
Duke Energy Corp.	15,959	1,377,262
DXC Technology Co.	56,346	2,995,917
E*TRADE Financial Corp.	22,894	1,004,589
Eastman Chemical Co.	11,959	874,323
Editas Medicine, Inc.*	10,156	231,049
Eldorado Resorts, Inc.*(a)	25,673	929,619
Eli Lilly & Co.	100,735	11,657,054
Emergent BioSolutions, Inc.*	14,805	877,640
Encompass Health Corp.	16,945	1,045,507
Engility Holdings, Inc.*	17,740	504,880
Enova International, Inc.*	10,240	199,270
Entergy Corp.	38,978	3,354,836
EOG Resources, Inc.	49,493	4,316,285
Essendant, Inc.	53,990	679,194
Essent Group Ltd.*	16,449	562,227
Estee Lauder Cos., Inc. (The) (Class A Stock)	73,191	9,522,149
Everbridge, Inc.*(a)	17,547	995,968
Everest Re Group Ltd.	13,850	3,015,975
Exantas Capital Corp., REIT	30,200	302,604
Exelixis, Inc.*	8,150	160,311
Exelon Corp.	180,528	8,141,813
Extended Stay America, Inc., UTS	17,210	266,755
Extra Space Storage, Inc., REIT(a)	12,171	1,101,232
Exxon Mobil Corp.	182,080	12,416,035
Facebook, Inc. (Class A Stock)*	112,384	14,732,419
FedEx Corp.	17,100	2,758,743
FedNat Holding Co.	15,865	316,031
FibroGen, Inc.*	4,608	213,258
Fidelity National Information Services, Inc.	13,387	1,372,837
First American Financial Corp.	61,769	2,757,368
First Financial Bankshares, Inc.(a)	16,805	969,480
First Merchants Corp.	15,375	526,901
Five9, Inc.*(a)	24,847	1,086,311
FleetCor Technologies, Inc.*	19,293	3,583,096
FLIR Systems, Inc.	36,565	1,592,040
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	12,262	317,586

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Fortinet, Inc.*(a)	35,348	$2,489,560
FTI Consulting, Inc.*	19,545	1,302,479
Gaming & Leisure Properties, Inc., REIT	47,177	1,524,289
General Electric Co.	1,103,940	8,356,826
General Motors Co.	120,138	4,018,616
Genomic Health, Inc.*	18,990	1,223,146
G-III Apparel Group Ltd.*	46,718	1,302,965
Gilead Sciences, Inc.	33,735	2,110,124
Global Blood Therapeutics, Inc.*(a)	4,520	185,546
Globus Medical, Inc. (Class A Stock)*	15,445	668,460
Goldman Sachs Group, Inc. (The)	29,575	4,940,504
Graphic Packaging Holding Co.(a)	52,816	561,962
Gray Television, Inc.*	153,117	2,256,945
Green Dot Corp. (Class A Stock)*	16,343	1,299,595
Greif, Inc. (Class A Stock)	5,805	215,424
H&R Block, Inc.(a)	16,555	420,000
Haemonetics Corp.*	6,190	619,310
Hamilton Lane, Inc. (Class A Stock)	21,053	778,961
HD Supply Holdings, Inc.*(a)	9,772	366,645
Healthcare Services Group, Inc.(a)	13,418	539,135
HealthEquity, Inc.*	10,027	598,111
HEICO Corp. (Class A Stock)	15,049	948,087
Heidrick & Struggles International, Inc.	25,320	789,731
Helen of Troy Ltd.*	6,900	905,141
Herman Miller, Inc.	22,250	673,063
Heron Therapeutics, Inc.*(a)	6,975	180,932
Hertz Global Holdings, Inc.*(a)	38,739	528,787
Hewlett Packard Enterprise Co.	94,534	1,248,794
Hexcel Corp.	70,200	4,025,268
Hill-Rom Holdings, Inc.	20,750	1,837,413
Home Depot, Inc. (The)	95,745	16,450,906
Hortonworks, Inc.*	14,195	204,692
Hospitality Properties Trust, REIT	13,880	331,454
HP, Inc.	301,885	6,176,567
Humana, Inc.	7,944	2,275,797
Huntington Ingalls Industries, Inc.	3,317	631,258
Huntsman Corp.	9,339	180,149
Hyatt Hotels Corp. (Class A Stock)	10,340	698,984
ICF International, Inc.	16,284	1,054,878
II-VI, Inc.*	19,635	637,352
Immunomedics, Inc.*(a)	12,341	176,106
Ingersoll-Rand PLC	15,478	1,412,058
Ingevity Corp.*	11,261	942,433
Ingredion, Inc.	36,358	3,323,121
Inogen, Inc.*	8,836	1,097,166
Insperity, Inc.	4,641	433,284
Instructure, Inc.*(a)	13,362	501,209
Insulet Corp.*(a)	7,766	615,999
Intel Corp.	583,047	27,362,396
Intellia Therapeutics, Inc.*(a)	17,531	239,298
Interactive Brokers Group, Inc. (Class A Stock)	7,005	382,823
International Business Machines Corp.	10,917	1,240,935
IntriCon Corp.*	23,825	628,504
Intuit, Inc.	5,326	1,048,423
Intuitive Surgical, Inc.*	13,890	6,652,199
Invesco Mortgage Capital, Inc., REIT	14,316	207,296
Invitae Corp.*	58,584	647,939
Iovance Biotherapeutics, Inc.*	14,835	131,290

COMMON STOCKS (continued)	Shares	Value
United States (continued)
J.M. Smucker Co. (The)(a)	69,391	$6,487,365
Jefferies Financial Group, Inc.	16,396	284,635
Johnson & Johnson	193,829	25,013,632
Jones Lang LaSalle, Inc.	1,709	216,359
JPMorgan Chase & Co.	324,046	31,633,371
Juniper Networks, Inc.	40,655	1,094,026
Kansas City Southern	65,912	6,291,300
KAR Auction Services, Inc.	46,800	2,233,296
Kemper Corp.	5,840	387,659
Keurig Dr. Pepper, Inc.	15,065	386,267
KLA-Tencor Corp.	11,233	1,005,241
Kohl’s Corp.(a)	109,659	7,274,778
Korn/Ferry International	19,715	779,531
Kraft Heinz Co. (The)	9,975	429,324
Kratos Defense & Security Solutions, Inc.*(a)	71,322	1,004,927
Kroger Co. (The)(a)	49,394	1,358,335
Laboratory Corp. of America Holdings*	14,701	1,857,618
Ladder Capital Corp., REIT	15,881	245,679
Lam Research Corp.	71,630	9,753,857
Lancaster Colony Corp.	4,300	760,498
Lear Corp.	42,296	5,196,487
LendingTree, Inc.*(a)	3,303	725,240
Lennar Corp. (Class B Stock)	14,495	454,128
LHC Group, Inc.*	6,417	602,428
Liberty Media Corp.-Liberty Braves (Class A Stock)*	10,545	262,992
Life Storage, Inc., REIT	7,739	719,650
LivaNova PLC*	2,455	224,559
Live Nation Entertainment, Inc.*(a)	110,755	5,454,684
LivePerson, Inc.*	39,976	753,947
Loews Corp.	25,785	1,173,733
Louisiana-Pacific Corp.	25,839	574,143
Loxo Oncology, Inc.*	1,808	253,247
LyondellBasell Industries NV (Class A Stock)	88,805	7,385,024
Macy’s, Inc.	240,423	7,159,797
Malibu Boats, Inc. (Class A Stock)*	31,500	1,096,200
ManTech International Corp. (Class A Stock)	36,644	1,916,298
Marathon Petroleum Corp.	41,276	2,435,697
MarineMax, Inc.*	8,681	158,949
Masimo Corp.*	10,925	1,173,017
Mastercard, Inc. (Class A Stock)	86,740	16,363,501
MasterCraft Boat Holdings, Inc.*	33,870	633,369
Match Group, Inc.	25,934	1,109,197
Matson, Inc.	13,426	429,901
McGrath RentCorp.	3,837	197,529
McKesson Corp.	30,596	3,379,940
MDU Resources Group, Inc.	15,476	368,948
Medidata Solutions, Inc.*(a)	13,411	904,170
Medpace Holdings, Inc.*	25,800	1,365,594
Medtronic PLC	139,790	12,715,298
Merck & Co., Inc.	329,014	25,139,960
Merit Medical Systems, Inc.*	18,460	1,030,253
MFA Financial, Inc., REIT	98,927	660,832
MGIC Investment Corp.*	74,100	775,086
Micron Technology, Inc.*	235,845	7,483,362
Microsoft Corp.	614,223	62,386,630
MKS Instruments, Inc.	44,487	2,874,305

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Model N, Inc.*	35,540	$470,194
Mondelez International, Inc. (Class A Stock)(a)	179,640	7,190,989
Monmouth Real Estate Investment Corp., REIT	3,675	45,570
Moog, Inc. (Class A Stock)	9,700	751,556
Morgan Stanley	96,996	3,845,891
Motorola Solutions, Inc.	46,570	5,357,413
MSA Safety, Inc.	9,755	919,604
MSC Industrial Direct Co., Inc. (Class A Stock)	5,673	436,367
Myriad Genetics, Inc.*	1,541	44,797
National Storage Affiliates Trust, REIT	10,856	287,250
Navigant Consulting, Inc.	2,429	58,417
Navigators Group, Inc. (The)	12,815	890,514
NeoGenomics, Inc.*	45,155	569,405
Netflix, Inc.*	28,472	7,620,816
New Residential Investment Corp., REIT	231,629	3,291,448
New York Mortgage Trust, Inc., REIT	29,048	171,093
Newmark Group, Inc. (Class A Stock)	106,332	852,780
Newpark Resources, Inc.*	70,164	482,027
Nexstar Media Group, Inc. (Class A Stock)(a)	11,431	898,934
NextEra Energy, Inc.	14,433	2,508,744
Northern Oil and Gas, Inc.*(a)	794,791	1,796,228
Northrop Grumman Corp.	35,382	8,665,052
NorthWestern Corp.	7,171	426,244
Novocure Ltd.*	20,122	673,685
Nucor Corp.	24,104	1,248,828
NVIDIA Corp.	12,406	1,656,201
Occidental Petroleum Corp.	32,819	2,014,430
Office Depot, Inc.	282,900	729,882
Old Republic International Corp.	30,845	634,482
Omnicell, Inc.*(a)	14,541	890,491
ON Semiconductor Corp.*	44,988	742,752
OneMain Holdings, Inc.*	69,121	1,678,949
Oracle Corp.	111,402	5,029,800
O’Reilly Automotive, Inc.*	14,651	5,044,779
Owens Corning	74,913	3,294,674
PACCAR, Inc.(a)	135,557	7,745,727
Park Hotels & Resorts, Inc., REIT	195,117	5,069,140
Park-Ohio Holdings Corp.	15,985	490,580
Patterson Cos., Inc.(a)	34,236	673,080
Paycom Software, Inc.*(a)	13,570	1,661,647
PayPal Holdings, Inc.*	148,714	12,505,360
PBF Energy, Inc. (Class A Stock)	154,431	5,045,261
Pebblebrook Hotel Trust, REIT(a)	12,289	347,912
PepsiCo, Inc.	25,726	2,842,208
Performance Food Group Co.*	13,224	426,738
PerkinElmer, Inc.	1,954	153,487
Pfizer, Inc.	504,836	22,036,091
Phibro Animal Health Corp. (Class A Stock)	22,555	725,369
Plains GP Holdings LP (Class A Stock)*	20,900	420,090
Portland General Electric Co.	29,980	1,374,583
PPL Corp.	38,678	1,095,748
PRA Health Sciences, Inc.*	13,680	1,258,013
Primo Water Corp.*	38,383	537,746
Principal Financial Group, Inc.	21,536	951,245
Procter & Gamble Co. (The)	90,277	8,298,262

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Progressive Corp. (The)	111,040	$6,699,043
Prologis, Inc., REIT	68,055	3,996,190
ProPetro Holding Corp.*	31,487	387,920
PTC Therapeutics, Inc.*	18,520	635,606
Public Service Enterprise Group, Inc.	176,125	9,167,306
PVH Corp.	7,645	710,603
Q2 Holdings, Inc.*	8,968	444,364
Qualys, Inc.*	16,115	1,204,435
Quest Diagnostics, Inc.	39,905	3,322,889
QuinStreet, Inc.*	40,692	660,431
Quotient Technology, Inc.*	39,361	420,375
R1 RCM, Inc.*	166,023	1,319,883
Radian Group, Inc.	49,000	801,640
Rapid7, Inc.*	23,348	727,524
RealPage, Inc.*	14,093	679,142
Regal Beloit Corp.	5,058	354,313
Regions Financial Corp.	75,367	1,008,410
Reinsurance Group of America, Inc.	48,598	6,814,898
Reliance Steel & Aluminum Co.(a)	74,898	5,330,491
Resolute Forest Products, Inc.	95,645	758,465
Rosetta Stone, Inc.*	33,885	555,714
Ross Stores, Inc.	19,780	1,645,696
Royal Caribbean Cruises Ltd.	23,005	2,249,659
RPT Realty, REIT(a)	20,731	247,735
RTI Surgical, Inc.*	84,350	312,095
Rudolph Technologies, Inc.*	4,789	98,031
Rush Enterprises, Inc. (Class B Stock)	7,765	276,434
Ryder System, Inc.	9,249	445,339
Ryman Hospitality Properties, Inc., REIT	4,495	299,772
S&P Global, Inc.	3,167	538,200
Sabre Corp.	19,008	411,333
Saia, Inc.*(a)	8,050	449,351
salesforce.com, Inc.*	6,445	882,772
Santander Consumer USA Holdings, Inc.	46,300	814,417
Sarepta Therapeutics, Inc.*	12,000	1,309,560
Schnitzer Steel Industries, Inc. (Class A Stock)	61,912	1,334,204
Schweitzer-Mauduit International, Inc.	4,063	101,778
Seagate Technology PLC(a)	154,352	5,956,444
Senseonics Holdings, Inc.*(a)	186,308	482,538
ServiceNow, Inc.*(a)	17,170	3,057,119
Simply Good Foods Co. (The)*	33,124	626,044
SkyWest, Inc.	39,633	1,762,480
SpartanNash Co.	2,936	50,440
Spirit Realty Capital, Inc., REIT	84,769	2,988,121
SPS Commerce, Inc.*	9,145	753,365
Stanley Black & Decker, Inc.	29,505	3,532,929
STERIS PLC	8,345	891,663
Stoneridge, Inc.*	9,995	246,377
STORE Capital Corp., REIT	12,147	343,882
Strategic Education, Inc.(a)	4,790	543,282
Supernus Pharmaceuticals, Inc.*	13,560	450,463
SVB Financial Group*	23,770	4,514,398
Synovus Financial Corp.	18,982	607,234
Sysco Corp.	103,964	6,514,384
T. Rowe Price Group, Inc.	13,843	1,277,986
Tableau Software, Inc. (Class A Stock)*	13,345	1,601,400
Tabula Rasa HealthCare, Inc.*	16,992	1,083,410
Tactile Systems Technology, Inc.*(a)	11,259	512,847

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Tailored Brands, Inc.	8,200	$111,848
Take-Two Interactive Software, Inc.*	8,513	876,328
Target Corp.	123,404	8,155,770
TCF Financial Corp.	43,325	844,404
TE Connectivity Ltd.	91,959	6,954,859
TechTarget, Inc.*	104,652	1,277,801
Teladoc Health, Inc.*(a)	18,624	923,192
Tetra Tech, Inc.	16,030	829,873
Texas Instruments, Inc.	28,223	2,667,074
Texas Roadhouse, Inc.	17,956	1,071,973
Thermo Fisher Scientific, Inc.	74,244	16,615,065
T-Mobile US, Inc.*	17,317	1,101,534
Torchmark Corp.	1,615	120,366
Total System Services, Inc.	6,775	550,740
Travelport Worldwide Ltd.	20,585	321,538
Trimble, Inc.*	127,545	4,197,506
Trinseo SA	6,328	289,696
Trupanion, Inc.*(a)	8,810	224,303
Turning Point Brands, Inc.	13,445	365,973
Two Harbors Investment Corp., REIT	48,999	629,147
Tyson Foods, Inc. (Class A Stock)	148,339	7,921,303
Umpqua Holdings Corp.	35,203	559,728
Union Pacific Corp.	23,303	3,221,174
United Rentals, Inc.*	2,359	241,868
United States Steel Corp.	16,739	305,319
UnitedHealth Group, Inc.	111,171	27,694,920
Universal Forest Products, Inc.	23,724	615,875
Universal Health Services, Inc. (Class B Stock)	3,093	360,520
Universal Insurance Holdings, Inc.	11,355	430,582
Universal Logistics Holdings, Inc.	17,240	311,872
USA Technologies, Inc.*	83,761	325,830
USA Truck, Inc.*	9,885	147,978
Utah Medical Products, Inc.	2,935	243,840
Valero Energy Corp.	48,152	3,609,955
Varonis Systems, Inc.*	11,543	610,625
Vectren Corp.	5,657	407,191
Verastem, Inc.*(a)	39,076	131,295
Vericel Corp.*	48,550	844,770
Verint Systems, Inc.*	19,215	812,987
Verizon Communications, Inc.	223,622	12,572,029
ViewRay, Inc.*(a)	65,402	396,990
Visa, Inc. (Class A Stock)(a)	66,019	8,710,547
Vishay Intertechnology, Inc.(a)	154,817	2,788,254
Vocera Communications, Inc.*	24,873	978,753
W.W. Grainger, Inc.	1,496	422,411
Walgreens Boots Alliance, Inc.(a)	38,282	2,615,809
Walmart, Inc.	93,921	8,748,741
Walt Disney Co. (The)	81,163	8,899,523
Warrior Met Coal, Inc.	79,729	1,922,266
Waste Management, Inc.	13,065	1,162,654
WaVe Life Sciences Ltd.*(a)	7,005	294,490
WEC Energy Group, Inc.	22,430	1,553,502
Weis Markets, Inc.(a)	13,176	629,549
Wells Fargo & Co.	68,305	3,147,494
Westlake Chemical Corp.	9,670	639,864
WildHorse Resource Development Corp.*(a)	46,636	658,034
Williams-Sonoma, Inc.(a)	5,000	252,250
Willscot Corp.*(a)	40,010	376,894

COMMON STOCKS (continued)	Shares	Value
United States (continued)
World Acceptance Corp.*	518	$52,971
Xenia Hotels & Resorts, Inc., REIT	10,147	174,528
Yelp, Inc.*	14,141	494,794
Yext, Inc.*	50,762	753,816
Yum! Brands, Inc.	75,310	6,922,495
Zoetis, Inc.	12,481	1,067,625
Zynga, Inc. (Class A Stock)*	1,140,293	4,481,352

		1,524,648,674

TOTAL COMMON STOCKS (cost $2,478,086,120)		2,461,173,639

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
Banco do Estado do Rio Grande do Sul SA (PRFC B)	73,100	418,334
Cia de Saneamento do Parana (PRFC)	106,400	293,744
Cia Ferro Ligas da Bahia - FERBASA (PRFC)	28,800	151,960
Cia Paranaense de Energia (PRFC B)	54,800	431,953
Telefonica Brasil SA (PRFC)	88,600	1,056,822

		2,352,813

Colombia — 0.0%
Banco Davivienda SA (PRFC)	57,849	550,790

Germany — 0.0%
Jungheinrich AG (PRFC)	39,200	1,030,512

South Korea — 0.0%
Samsung Electronics Co. Ltd. (PRFC)	43,785	1,246,579

TOTAL PREFERRED STOCKS (cost $4,647,832)		5,180,694

	Units

RIGHTS* — 0.0%
South Korea
Woongjin Thinkbig Co. Ltd., expiring 02/08/19.	66,335	5,488

Spain
Repsol SA, expiring 01/09/19(a)	230,596	105,682

Taiwan
Fulgent Sun International Holding Co. Ltd., expiring 01/07/19	2,738	822

TOTAL RIGHTS (cost $159,286)		111,992

WARRANTS* — 0.0%
Malaysia
Sunway Bhd, expiring 10/03/24 (cost $0)	60,903	3,537

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 1.4%
Cayman Islands — 0.1%
Avery Point CLO Ltd.,
Series 2015-6A, Class AR, 3 Month LIBOR + 1.050%, 144A
3.632%(c)	08/05/27	1,190	$1,180,827
Octagon Investment Partners 30 Ltd.,
Series 2017-1A, Class A1, 3 Month LIBOR + 1.320%, 144A
3.789%(c)	03/17/30	2,500	2,500,641

			3,681,468

United States — 1.3%
Ally Auto Receivables Trust,
Series 2018-3, Class A3
3.000%	01/17/23	1,021	1,020,162
American Express Credit Account Master Trust,
Series 2017-5, Class A, 1 Month LIBOR + 0.380%
2.835%(c)	02/18/25	3,975	3,973,411
BA Credit Card Trust,
Series 2014-A1, Class A, 1 Month LIBOR + 0.380%
2.835%(c)	06/15/21	2,443	2,443,182
Series 2018-A3, Class A3
3.100%	12/15/23	2,900	2,918,154
BMW Vehicle Owner Trust,
Series 2018-A, Class A4
2.510%	06/25/24	1,475	1,451,163
Chase Issuance Trust,
Series 2016-A2, Class A
1.370%	06/15/21	125	124,060
Series 2016-A4, Class A4
1.490%	07/15/22	1,445	1,413,513
Series 2016-A5, Class A5
1.270%	07/15/21	2,800	2,775,457
Citibank Credit Card Issuance Trust,
Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%
2.757%(c)	08/08/24	1,800	1,794,429
Series 2018-A2, Class A2, 1 Month LIBOR + 0.330%
2.800%(c)	01/20/25	1,745	1,734,822
Ford Credit Auto Owner Trust,
Series 2018-A, Class A3
3.030%	11/15/22	2,260	2,261,051
Series 2018-A, Class A4
3.160%	10/15/23	1,684	1,693,713
GM Financial Consumer Automobile,
Series 2017-1A, Class A3, 144A
1.780%	10/18/21	2,000	1,982,086
Honda Auto Receivables Owner Trust,
Series 2018-2, Class A3
3.010%	05/18/22	2,545	2,547,528
Series 2018-3, Class A4
3.070%	11/21/24	1,190	1,194,611
John Deere Owner Trust,
Series 2018-B, Class A4
3.230%	06/16/25	890	897,855
Nissan Auto Lease Trust,
Series 2018-A, Class A3
3.250%	09/15/21	1,480	1,481,756
Nissan Auto Receivables Owner Trust,
Series 2016-C, Class A4
1.380%	01/17/23	2,684	2,626,929

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Toyota Auto Receivables Owner Trust,
Series 2017-B, Class A3
1.760%	07/15/21		2,245	$2,224,289
United States Small Business Administration,
Series 2017-20K, Class 1
2.790%	11/01/37		1,507	1,468,853
Series 2018-20A, Class 1
2.920%	01/01/38		489	479,604
Series 2018-20E, Class 1
3.500%	05/01/38		1,085	1,101,302
Series 2018-20F, Class 1
3.600%	06/01/38		922	940,557
Series 2018-20G, Class 1
3.540%	07/01/38		710	722,609
Series 2018-20H, Class 1
3.580%	08/01/38		2,940	2,988,227
Series 2018-20I, Class 1
3.530%	09/01/38		2,686	2,734,960
Series 2018-20J, Class 1
3.770%	10/01/38		1,700	1,743,143
Series 2018-20L, Class 1
3.540%	12/01/38		2,040	2,078,808
Volvo Financial Equipment Master Owner Trust,
Series 2018-A, Class A, 1 Month LIBOR + 0.520%, 144A
2.975%(c)	07/17/23		3,580	3,617,626

				54,433,860

TOTAL ASSET-BACKED SECURITIES (cost $57,779,255)				58,115,328

CORPORATE BONDS — 8.5%
Australia — 0.1%
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.200%	11/02/40		1,800	1,983,866
Westpac Banking Corp.,
Sr. Unsec’d. Notes
3.400%	01/25/28	(a)	3,000	2,891,334

				4,875,200

Belgium — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes, 144A
4.900%	02/01/46		1,000	927,385

Brazil — 0.0%
Petrobras Global Finance BV,
Gtd. Notes
4.375%	05/20/23		1,000	953,870

Canada — 0.8%
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
2.100%	06/15/20		3,100	3,059,539
2.350%	09/11/22		4,000	3,863,992
Bank of Nova Scotia (The),
Covered Bonds
1.850%	04/14/20		3,150	3,114,117
1.875%	04/26/21		2,942	2,872,523
Sr. Unsec’d. Notes
2.150%	07/14/20		3,100	3,056,482

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
Royal Bank of Canada,
Covered Bonds
1.875%	02/05/20		1,765	$1,746,605
2.300%	03/22/21		4,000	3,944,870
Covered Bonds, 144A
3.350%	10/22/21		3,150	3,182,858
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
4.300%	11/23/23		2,000	2,037,815
Toronto-Dominion Bank (The),
Covered Bonds, 144A
2.250%	03/15/21		4,500	4,439,082
Sr. Unsec’d. Notes, MTN
1.800%	07/13/21		1,500	1,451,534
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.800%	10/01/20		1,300	1,308,358
7.625%	01/15/39		1,000	1,245,589

				35,323,364

China — 0.2%
China Development Bank,
Sr. Unsec’d. Notes, EMTN
2.625%	01/24/22		500	489,207
2.750%	11/16/22		600	586,625
3.375%	01/24/27		500	486,352
CNOOC Curtis Funding No. 1 Pty Ltd.,
Gtd. Notes, 144A
4.500%	10/03/23		700	715,383
Sinopec Group Overseas Development 2016 Ltd.,
Gtd. Notes, 144A
3.500%	05/03/26		3,300	3,171,534
State Grid Overseas Investment 2016 Ltd.,
Gtd. Notes, MTN, 144A
3.750%	05/02/23		1,000	1,007,809

				6,456,910

Finland — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, MTN, 144A
2.250%	05/27/21		3,300	3,217,432

France — 0.1%
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, MTN, 144A
3.250%	09/26/23		2,300	2,330,737
Electricite de France SA,
Jr. Sub. Notes, 144A
5.625%(ff)	—	(a)(rr)	1,500	1,380,000

				3,710,737

Germany — 0.5%
Bayer US Finance II LLC,
Gtd. Notes, 144A
3.500%	06/25/21		1,600	1,588,674
Bayer US Finance LLC,
Gtd. Notes, 144A
3.000%	10/08/21		1,800	1,759,983

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Germany (continued)
BMW US Capital LLC,
Gtd. Notes, 144A
3.450%	04/12/23	2,000	$1,985,465
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.000%	07/06/21	1,300	1,250,803
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
4.750%	06/21/38	550	533,251
FMS Wertmanagement AoeR,
Gov’t. Gtd. Notes
1.375%	06/08/21	2,000	1,941,740
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
2.125%	03/07/22	1,500	1,476,952
2.750%	07/15/20	3,050	3,055,710
Landwirtschaftliche Rentenbank,
Gov’t. Gtd. Notes
3.125%	11/14/23	5,200	5,304,553
Gov’t. Gtd. Notes, GMTN
1.750%	07/27/26	2,000	1,858,207

			20,755,338

Indonesia — 0.0%
Pertamina Persero PT,
Sr. Unsec’d. Notes, 144A
5.250%	05/23/21	1,500	1,535,301

Ireland — 0.1%
CRH America Finance, Inc.,
Gtd. Notes, 144A
3.950%	04/04/28	2,500	2,382,145

Israel — 0.0%
Teva Pharmaceutical Finance Netherlands III BV,
Gtd. Notes
2.200%	07/21/21	2,000	1,838,424

Japan — 0.0%
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
3.170%	09/11/27	2,000	1,884,120

Kazakhstan — 0.0%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25	1,700	1,683,000

Mexico — 0.2%
America Movil SAB de CV,
Sr. Unsec’d. Notes
3.125%	07/16/22	1,500	1,469,921
Petroleos Mexicanos,
Gtd. Notes
4.500%	01/23/26	2,000	1,724,000
5.375%	03/13/22	5,000	4,897,500

			8,091,421

Netherlands — 0.4%
BNG Bank NV,
Sr. Unsec’d. Notes, MTN, 144A
3.125%	11/08/21	3,150	3,188,715

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Netherlands (continued)
Cooperatieve Rabobank UA,
Gtd. Notes
3.950%	11/09/22		2,500	$2,491,845
4.625%	12/01/23		2,000	2,027,860
ING Bank NV,
Covered Bonds, MTN, 144A
2.625%	12/05/22		4,050	3,984,410
ING Groep NV,
Sr. Unsec’d. Notes
4.100%	10/02/23		2,300	2,298,603
Koninklijke Ahold Delhaize NV,
Gtd. Notes
5.700%	10/01/40		145	156,888
Shell International Finance BV,
Gtd. Notes
6.375%	12/15/38		1,500	1,895,054

				16,043,375

New Zealand — 0.1%
BNZ International Funding Ltd.,
Gtd. Notes, 144A
3.375%	03/01/23		2,500	2,469,433

South Korea — 0.0%
Kia Motors Corp.,
Sr. Unsec’d. Notes, 144A
3.500%	10/25/27		1,550	1,460,696

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes
3.000%	10/20/20		3,050	3,008,118

Supranational Bank — 0.6%
Asian Development Bank,
Sr. Unsec’d. Notes, GMTN
2.125%	03/19/25		3,000	2,893,938
Corp. Andina de Fomento,
Sr. Unsec’d. Notes
2.200%	07/18/20		3,800	3,739,808
Council of Europe Development Bank,
Sr. Unsec’d. Notes
1.875%	01/27/20	(a)	5,000	4,961,579
European Investment Bank,
Sr. Unsec’d. Notes
3.250%	01/29/24		4,000	4,098,948
Sr. Unsec’d. Notes, MTN
1.375%	09/15/21		4,000	3,872,740
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes
2.000%	01/26/22		2,300	2,259,598
Nordic Investment Bank,
Sr. Unsec’d. Notes
2.125%	02/01/22		3,000	2,953,463
2.250%	02/01/21		3,000	2,978,800

				27,758,874

Switzerland — 0.1%
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
4.250%	10/25/22		1,000	996,836

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Switzerland (continued)
Novartis Capital Corp.,
Gtd. Notes
1.800%	02/14/20	2,700	$2,669,768
Syngenta Finance NV,
Gtd. Notes, 144A
3.933%	04/23/21	800	789,069
Tyco Electronics Group SA,
Gtd. Notes
3.450%	08/01/24	1,000	973,339

			5,429,012

Tunisia — 0.1%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/25	2,700	2,264,867

United Kingdom — 0.3%
AstraZeneca PLC,
Sr. Unsec’d. Notes
6.450%	09/15/37	500	596,312
Barclays PLC,
Sr. Unsec’d. Notes
4.950%	01/10/47	1,500	1,325,545
BP Capital Markets PLC,
Gtd. Notes
2.315%	02/13/20	1,500	1,487,181
Diageo Capital PLC,
Gtd. Notes
3.000%	05/18/20	1,800	1,801,595
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38	1,800	2,262,506
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
4.750%	01/19/21	1,000	1,025,777
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
4.050%	08/16/23	2,300	2,272,226
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	2,500	2,540,642

			13,311,784

United States — 4.7%
21st Century Fox America, Inc.,
Gtd. Notes
3.000%	09/15/22	1,740	1,719,287
6.200%	12/15/34	1,124	1,366,578
Alabama Power Co.,
Sr. Unsec’d. Notes
2.800%	04/01/25	1,045	996,187
Allergan Funding SCS,
Gtd. Notes
3.850%	06/15/24	1,165	1,149,034
Altria Group, Inc.,
Gtd. Notes
4.500%	05/02/43	500	416,133
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	1,110	1,078,873

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	07/20/20	(a)	950	$934,983
2.000%	02/14/20		500	494,171
2.600%	11/16/22		1,150	1,118,910
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21		1,000	996,609
3.750%	07/10/25		1,500	1,436,173
3.900%	04/01/26		1,000	962,068
4.500%	07/16/44		1,000	892,429
Apple, Inc.,
Sr. Unsec’d. Notes
3.350%	02/09/27		2,600	2,533,417
Aptiv PLC,
Gtd. Notes
3.150%	11/19/20		1,800	1,782,004
AT&T, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/35		500	448,901
4.550%	03/09/49		1,610	1,385,881
6.375%	03/01/41		800	866,335
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26		500	466,717
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.875%	08/01/25		1,700	1,681,748
5.625%	07/01/20		1,800	1,860,806
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	(a)	1,300	1,315,020
Sr. Unsec’d. Notes, MTN
2.450%	11/27/20		800	790,694
2.600%	02/07/22		2,400	2,357,517
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27		1,095	1,044,578
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
4.700%	06/22/47		455	338,815
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.500%	01/15/28		750	649,805
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.050%	04/19/21		3,050	3,046,976
3.250%	03/01/23		800	798,783
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
2.400%	08/09/26		1,200	1,103,419
Sr. Unsec’d. Notes, MTN
3.450%	05/15/23		2,000	2,010,972
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/24		1,500	1,506,341
CBS Corp.,
Gtd. Notes
3.700%	06/01/28		3,050	2,829,790

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
4.850%	07/01/42	1,000	$917,711
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24	817	815,759
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	1,000	993,587
Cigna Corp.,
Gtd. Notes, 144A
4.125%	11/15/25	1,180	1,178,338
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21	3,000	2,955,450
Colgate-Palmolive Co.,
Sr. Unsec’d. Notes, GMTN
2.250%	11/15/22	1,150	1,116,683
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	1,000	893,891
2.750%	03/01/23	500	486,636
4.250%	10/15/30	860	869,725
6.450%	03/15/37	1,800	2,146,826
ConocoPhillips Co.,
Gtd. Notes
6.500%	02/01/39	1,800	2,227,660
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/58	1,250	1,204,384
5.700%	06/15/40	1,300	1,518,271
Corestates Capital III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.570%, 144A
3.186%(c)	02/15/27	2,230	1,940,100
CSX Corp.,
Sr. Unsec’d. Notes
3.400%	08/01/24	1,000	998,710
3.950%	05/01/50	500	438,738
CVS Health Corp.,
Sr. Unsec’d. Notes
4.000%	12/05/23	500	501,429
4.100%	03/25/25	1,000	990,022
5.050%	03/25/48	380	369,592
Discovery Communications LLC,
Gtd. Notes
3.800%	03/13/24	2,300	2,243,725
6.350%	06/01/40	500	523,888
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29	1,500	1,828,732
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23	1,000	1,002,717
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.050%	08/15/22	1,000	979,983
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46	405	348,956

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Duke Energy Progress LLC,
First Mortgage
4.100%	03/15/43		365	$353,668
El Paso Natural Gas Co. LLC,
Gtd. Notes
8.375%	06/15/32		180	217,300
Energy Transfer Operating LP,
Gtd. Notes
6.000%	06/15/48		1,150	1,119,884
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26		250	230,645
Enterprise Products Operating LLC,
Gtd. Notes
4.450%	02/15/43		1,000	907,451
5.250%(ff)	08/16/77		730	607,524
Exelon Corp.,
Sr. Unsec’d. Notes
3.950%	06/15/25		2,000	1,974,037
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20		800	803,270
4.250%	06/15/22		1,000	1,013,750
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.222%	03/01/21	(a)	1,300	1,281,282
2.709%	03/06/25		500	484,177
FedEx Corp.,
Gtd. Notes
3.400%	02/15/28	(a)	1,050	995,893
4.100%	04/15/43		1,000	866,526
First Maryland Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.850%
3.391%(c)	02/01/27		3,775	3,322,000
Florida Power & Light Co.,
First Mortgage
3.700%	12/01/47		1,050	981,857
3.950%	03/01/48		1,000	976,642
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		2,800	2,702,155
4.418%	11/15/35		1,410	1,180,969
General Dynamics Corp.,
Gtd. Notes
3.375%	05/15/23	(a)	1,600	1,611,071
General Electric Co.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38		573	547,840
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
3.436%(c)	04/15/23		1,763	1,597,190
Sub. Notes, MTN
5.300%	02/11/21		859	860,065
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38		1,850	1,580,571
Georgia Power Co.,
Sr. Unsec’d. Notes
2.850%	05/15/22		1,000	982,386

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	02/01/45		500	$480,853
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20		300	296,899
5.250%	07/27/21		1,800	1,868,567
6.250%	02/01/41		500	570,278
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20		1,800	1,840,249
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21		800	799,349
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.550%	05/21/21		1,800	1,803,383
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40		270	247,485
Intel Corp.,
Sr. Unsec’d. Notes
4.100%	05/19/46		1,000	971,699
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.000%	10/30/25		1,000	1,180,550
International Paper Co.,
Sr. Unsec’d. Notes
4.350%	08/15/48		1,050	898,351
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		355	413,884
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/22/20		1,700	1,673,481
2.650%	06/24/24		1,300	1,246,777
3.050%	01/06/28	(a)	250	237,727
Johnson & Johnson,
Sr. Unsec’d. Notes
1.950%	11/10/20		1,500	1,478,027
2.950%	03/03/27		1,000	961,560
5.950%	08/15/37		1,000	1,247,957
JPMorgan Chase & Co.,
Jr. Sub. Notes, 3 Month LIBOR + 0.950%
3.509%(c)	01/15/87		1,965	1,591,650
Sr. Unsec’d. Notes
3.300%	04/01/26		2,000	1,904,666
4.250%	10/15/20		2,300	2,341,445
Kellogg Co.,
Sr. Unsec’d. Notes
3.250%	05/14/21		1,800	1,782,661
3.400%	11/15/27		550	512,220
4.500%	04/01/46		1,000	927,639
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24		1,000	994,009
5.400%	09/01/44		235	224,636
Kinder Morgan, Inc.,
Gtd. Notes
3.150%	01/15/23		2,600	2,526,515

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Kroger Co. (The),
Sr. Unsec’d. Notes
3.700%	08/01/27	(a)	500	$472,009
4.650%	01/15/48	(a)	1,500	1,376,211
L-3 Communications Corp.,
Gtd. Notes
3.950%	05/28/24		2,558	2,553,156
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.650%	04/15/42		1,000	944,187
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		1,000	881,856
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41		385	426,707
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45		1,000	972,734
MetLife, Inc.,
Jr. Sub. Notes, 144A
9.250%	04/08/68		420	529,200
Sr. Unsec’d. Notes
3.000%	03/01/25		2,000	1,916,292
Microsoft Corp.,
Sr. Unsec’d. Notes
2.875%	02/06/24		1,175	1,163,923
3.300%	02/06/27		1,100	1,089,552
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
5.500%	07/28/21		3,800	3,982,342
Mylan, Inc.,
Gtd. Notes, 144A
5.200%	04/15/48		440	362,800
Nestle Holdings, Inc.,
Gtd. Notes, 144A
3.500%	09/24/25		1,000	1,004,476
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27		845	806,337
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.650%	01/15/46		1,000	1,019,311
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.080%	10/15/20		2,650	2,598,853
2.930%	01/15/25		660	626,264
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47		384	347,733
Nucor Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/48		1,050	1,014,304
Nuveen Finance LLC,
Sr. Unsec’d. Notes, 144A
4.125%	11/01/24		1,155	1,176,476
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.000%	02/15/27		1,300	1,233,857

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Oracle Corp.,
Sr. Unsec’d. Notes
2.625%	02/15/23	1,150	$1,121,607
3.250%	05/15/30	1,000	954,080
4.000%	07/15/46	2,000	1,866,171
6.125%	07/08/39	2,000	2,400,643
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.650%	08/11/21	2,000	1,928,136
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.500%	12/15/41	1,240	975,617
PacifiCorp,
First Mortgage
4.125%	01/15/49	370	364,112
Peachtree Corners Funding Trust,
Gtd. Notes, 144A
3.976%	02/15/25	520	504,408
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	220	205,905
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.125%	11/01/20	300	301,331
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.600%	09/15/28	500	501,895
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.000%	02/21/20	1,500	1,481,280
2.375%	08/17/22	1,300	1,249,345
3.875%	08/21/42	500	430,128
Phillips 66,
Gtd. Notes
4.875%	11/15/44	1,000	975,818
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.150%	06/01/42	830	746,238
Ppl Electric Utilities Corp.,
First Mortgage
4.150%	06/15/48	350	349,072
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
1.900%	10/23/20	300	295,643
2.450%	11/03/26	1,000	936,396
Prologis LP,
Gtd. Notes
3.750%	11/01/25	1,000	1,005,013
Sempra Energy,
Sr. Unsec’d. Notes
3.550%	06/15/24	580	568,568
4.050%	12/01/23	2,500	2,518,411
State Street Corp.,
Jr. Sub. Notes, 3 Month LIBOR +1.000%
3.788%(c)	06/15/47	1,420	1,114,700
Synovus Financial Corp.,
Sr. Unsec’d. Notes
3.125%	11/01/22	550	519,057

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		385	$368,493
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.100%	08/15/47		1,050	971,749
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		390	313,522
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		395	471,490
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.350%	11/01/40		1,000	1,144,632
Sr. Unsec’d. Notes, MTN
6.250%	06/15/37		1,000	1,245,945
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.050%	11/15/45		800	728,342
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.050%	04/01/21		2,650	2,603,695
United Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46		365	307,857
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21	(a)	500	497,491
3.500%	11/01/21		2,500	2,526,780
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.800%	09/15/47		375	344,777
6.000%	05/15/37		500	597,853
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35		2,000	2,152,971
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34		1,000	959,063
Walmart, Inc.,
Sr. Unsec’d. Notes
3.125%	06/23/21		1,600	1,611,369
Walt Disney Co. (The),
Sr. Unsec’d. Notes, GMTN
2.150%	09/17/20		800	790,426
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.900%	05/01/45		2,800	2,569,209
Sub. Notes, MTN
4.650%	11/04/44		800	753,122
Whirlpool Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/46		1,000	837,012

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	800	$814,158

			202,514,247

TOTAL CORPORATE BONDS (cost $378,514,637)			367,895,053

SOVEREIGN BONDS — 6.6%
Argentina — 1.0%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
4.625%	01/11/23	7,450	5,885,499
5.625%	01/26/22	8,200	6,918,749
5.875%	01/11/28	2,000	1,437,499
6.625%	07/06/28	3,100	2,284,699
6.875%	04/22/21	8,900	8,041,239
6.875%	01/26/27	6,100	4,651,249
6.875%	01/11/48	1,450	1,009,563
7.125%	07/06/36	6,000	4,297,499
7.125%	06/28/2117	1,000	714,999
7.500%	04/22/26	7,500	6,009,375

			41,250,370

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond,
Sr. Unsec’d. Notes, 144A
4.750%	03/18/24	1,000	994,795

Brazil — 0.4%
Brazilian Government International Bond,
Sr. Unsec’d. Notes
2.625%	01/05/23	3,200	3,011,232
4.625%	01/13/28	2,000	1,923,020
5.000%	01/27/45	700	611,457
5.625%	02/21/47	600	566,106
6.000%	04/07/26	3,000	3,204,450
8.250%	01/20/34	5,600	6,859,999

			16,176,264

Canada — 0.1%
Province of Quebec,
Sr. Unsec’d. Notes
2.375%	01/31/22	3,000	2,964,267
2.875%	10/16/24	2,000	1,996,437

			4,960,704

Chile — 0.1%
Chile Government International Bond,
Sr. Unsec’d. Notes
3.125%	01/21/26	1,600	1,544,944
3.240%	02/06/28	1,200	1,151,400
3.625%	10/30/42	2,400	2,197,824
3.860%	06/21/47	1,500	1,398,750

			6,292,918

China — 0.0%
China Government International Bond,
Sr. Unsec’d. Notes
2.125%	11/02/22	200	194,123
2.625%	11/02/27	200	188,327

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
China (continued)
4.000%	10/19/48	350	$346,884
Export-Import Bank of China (The),
Sr. Unsec’d. Notes
2.625%	03/14/22	300	293,423
Sr. Unsec’d. Notes, EMTN
3.250%	11/28/27	700	659,266

			1,682,023

Colombia — 0.3%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.875%	04/25/27	2,000	1,910,000
5.625%	02/26/44	4,500	4,639,500
6.125%	01/18/41	800	864,000
7.375%	09/18/37	2,800	3,386,600
8.125%	05/21/24	3,000	3,495,000

			14,295,100

Croatia — 0.2%
Croatia Government International Bond,
Sr. Unsec’d. Notes, 144A
6.000%	01/26/24	4,900	5,287,845
6.375%	03/24/21	3,000	3,144,348

			8,432,193

Ghana — 0.1%
Ghana Government International Bond,
Bank Gtd. Notes, 144A
10.750%	10/14/30	2,600	2,938,520

Hungary — 0.2%
Hungary Government International Bond,
Sr. Unsec’d. Notes
5.375%	03/25/24	2,000	2,140,600
5.750%	11/22/23	2,000	2,160,924
7.625%	03/29/41	2,300	3,219,595

			7,521,119

Indonesia — 0.6%
Indonesia Government International Bond,
Sr. Unsec’d. Notes, 144A
7.750%	01/17/38	2,000	2,569,126
8.500%	10/12/35	3,000	4,034,928
Sr. Unsec’d. Notes, MTN, 144A
3.850%	07/18/27	3,200	3,040,646
4.125%	01/15/25	5,700	5,608,424
4.750%	01/08/26	1,000	1,013,094
6.750%	01/15/44	6,500	7,730,639

			23,996,857

Japan — 0.0%
Japan Bank for International Cooperation,
Gov’t. Gtd. Notes
2.125%	07/21/20	1,600	1,584,086

Kazakhstan — 0.0%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, MTN, 144A
6.500%	07/21/45	1,200	1,436,741

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Mexico — 0.5%
Mexico Government International Bond,
Sr. Unsec’d. Notes
4.150%	03/28/27	1,000	$966,910
4.350%	01/15/47	1,500	1,285,500
4.600%	02/10/48	850	754,375
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110	1,800	1,692,000
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26	3,500	3,421,250
6.050%	01/11/40	7,500	7,938,750
6.750%	09/27/34	5,800	6,606,780

			22,665,565

Morocco — 0.0%
Morocco Government International Bond,
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22	400	401,000

Norway — 0.1%
Kommunalbanken AS,
Sr. Unsec’d. Notes, MTN, 144A
3.125%	10/18/21	4,360	4,414,751

Panama — 0.2%
Panama Government International Bond,
Sr. Unsec’d. Notes
4.500%	04/16/50	1,600	1,532,000
8.875%	09/30/27	2,000	2,650,000
9.375%	04/01/29	2,600	3,627,000

			7,809,000

Paraguay — 0.1%
Paraguay Government International Bond,
Sr. Unsec’d. Notes, 144A
4.700%	03/27/27	400	395,000
5.000%	04/15/26	400	404,000
Republic of Paraguay,
Sr. Unsec’d. Notes, 144A
4.625%	01/25/23	400	400,600
6.100%	08/11/44	1,000	1,031,250

			2,230,850

Peru — 0.2%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
5.625%	11/18/50	900	1,056,600
7.350%	07/21/25	1,300	1,579,500
8.750%	11/21/33	3,900	5,742,750

			8,378,850

Philippines — 0.3%
Philippine Government International Bond,
Sr. Unsec’d. Notes
3.950%	01/20/40	3,800	3,713,071
5.500%	03/30/26	2,500	2,774,900
6.375%	10/23/34	2,600	3,259,877
9.500%	02/02/30	3,300	4,853,155

			14,601,003

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Poland — 0.1%
Poland Government International Bond,
Sr. Unsec’d. Notes
3.000%	03/17/23	1,400	$1,381,870
4.000%	01/22/24	2,000	2,046,008
Republic of Poland Government International Bond,
Sr. Unsec’d. Notes
3.250%	04/06/26	1,000	979,012

			4,406,890

Romania — 0.0%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A
5.125%	06/15/48	500	481,250
Sr. Unsec’d. Notes, MTN, 144A
6.125%	01/22/44	800	886,493

			1,367,743

Serbia — 0.1%
Serbia International Bond,
Sr. Unsec’d. Notes, 144A
4.875%	02/25/20	1,000	1,008,548
7.250%	09/28/21	1,500	1,614,465

			2,623,013

South Africa — 0.3%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
5.500%	03/09/20	1,000	1,013,384
South Africa Government International Bond,
Sr. Unsec’d. Notes
4.850%	09/27/27	3,500	3,261,650
5.875%	05/30/22	1,200	1,243,512
5.875%	09/16/25	4,000	4,049,016
6.250%	03/08/41	3,200	3,103,091

			12,670,653

South Korea — 0.1%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes
2.500%	11/01/20	2,200	2,175,294
3.625%	11/27/23	1,100	1,103,982

			3,279,276

Sri Lanka — 0.2%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes, 144A
5.750%	04/18/23	5,300	4,877,007
6.200%	05/11/27	3,000	2,640,441
6.250%	07/27/21	1,500	1,443,215

			8,960,663

Sweden — 0.3%
Kommuninvest I Sverige AB,
Gov’t. Gtd. Notes, 144A
2.750%	10/22/20	4,000	3,999,716
Svensk Exportkredit AB,
Sr. Unsec’d. Notes, GMTN
3.125%	11/08/21	3,150	3,185,803
Sr. Unsec’d. Notes, MTN
2.875%	05/22/21	6,250	6,283,231

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sweden (continued)
			$13,468,750

Turkey — 0.7%
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.875%	10/09/26	6,500	5,755,165
5.625%	03/30/21	3,000	2,999,778
5.750%	03/22/24	2,500	2,415,725
5.750%	05/11/47	4,500	3,661,830
6.000%	01/14/41	5,000	4,212,500
6.125%	10/24/28	2,800	2,607,290
6.250%	09/26/22	3,000	3,017,214
6.875%	03/17/36	3,600	3,370,212
7.250%	12/23/23	3,000	3,079,596

			31,119,310

Uruguay — 0.3%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.125%	11/20/45	800	714,000
4.500%	08/14/24	2,000	2,034,700
4.975%	04/20/55	1,050	998,561
5.100%	06/18/50	2,500	2,453,750
7.625%	03/21/36	5,300	6,916,235

			13,117,246

Vietnam — 0.1%
Vietnam Government International Bond,
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	2,000	2,015,866
6.750%	01/29/20	2,000	2,060,220

			4,076,086

TOTAL SOVEREIGN BONDS (cost $302,603,281)			287,152,339

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.8%
Federal Home Loan Mortgage Corp.
2.500%	11/01/27	2,302	2,276,712
2.500%	11/01/27	916	906,084
2.500%	02/01/32	3,265	3,188,340
3.000%	04/01/31	639	637,009
3.000%	11/01/31	1,380	1,385,204
3.000%	01/01/32	1,533	1,527,819
3.000%	03/01/42	8,697	8,548,096
3.000%	03/01/45	1,257	1,230,532
3.000%	09/01/46	12,456	12,235,828
3.500%	12/01/30	2,246	2,275,274
3.500%	12/01/43	2,090	2,105,175
3.500%	02/01/44	3,565	3,597,208
3.500%	04/01/46	1,234	1,237,408
3.500%	07/01/46	7,422	7,462,176
3.500%	08/01/46	1,715	1,714,570
3.500%	09/01/46	698	699,983
3.500%	05/01/47	1,278	1,279,666
4.000%	05/01/44	3,393	3,490,783
4.000%	05/01/44	1,548	1,587,005
4.000%	08/01/44	3,090	3,181,130
4.000%	10/01/45	1,432	1,467,948

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	01/01/47	1,536	$1,578,815
4.000%	05/01/47	1,212	1,237,165
4.000%	07/01/47	4,219	4,307,171
4.500%	12/01/45	1,688	1,749,799
4.500%	03/01/47	2,447	2,535,260
5.000%	10/01/48	439	460,580
Federal National Mortgage Assoc.
2.500%	10/01/27	369	363,748
2.500%	06/01/28	1,198	1,177,600
2.500%	06/01/30	1,162	1,137,544
2.500%	04/01/32	3,144	3,071,202
3.000%	08/01/28	452	452,439
3.000%	11/01/31	1,865	1,866,503
3.000%	04/01/32	1,545	1,542,474
3.000%	06/01/32	4,028	4,020,966
3.000%	12/01/41	12,938	12,727,326
3.000%	11/01/42	8,175	8,039,838
3.000%	TBA	1,960	1,955,138
3.500%	10/01/30	550	557,840
3.500%	11/01/31	1,336	1,357,290
3.500%	06/01/42	4,101	4,132,672
3.500%	07/01/42	571	575,120
3.500%	07/01/43	1,466	1,476,189
3.500%	10/01/43	2,496	2,512,504
3.500%	09/01/45	2,045	2,051,778
3.500%	10/01/45	7,017	7,046,614
3.500%	12/01/46	2,507	2,519,704
3.500%	01/01/47	4,300	4,313,332
3.500%	04/01/47	4,260	4,271,975
3.500%	04/01/47	2,220	2,224,911
3.500%	TBA	10,440	10,438,165
4.000%	11/01/44	2,508	2,586,124
4.000%	02/01/45	3,623	3,728,976
4.000%	11/01/45	620	635,323
4.000%	07/01/46	2,614	2,684,710
4.000%	01/01/47	2,246	2,292,303
4.000%	04/01/47	1,259	1,284,288
4.000%	04/01/47	836	856,687
4.000%	04/01/48	5,689	5,819,603
4.000%	06/01/48	9,068	9,245,365
4.000%	TBA	1,875	1,911,328
4.500%	11/01/40	492	515,151
4.500%	02/01/46	1,825	1,911,270
4.500%	11/01/47	4,583	4,749,340
4.500%	05/01/48	7,424	7,691,705
4.500%	08/01/48	4,759	4,930,972
4.500%	TBA	380	393,486
Government National Mortgage Assoc.
2.500%	10/20/46	4,095	3,922,459
3.000%	05/20/43	2,215	2,199,974
3.000%	11/20/43	2,504	2,486,994
3.000%	04/20/45	2,758	2,725,718
3.000%	02/20/47	4,139	4,079,230
3.000%	03/20/47	8,155	8,042,028
3.500%	01/20/43	2,565	2,594,518
3.500%	10/20/43	2,170	2,183,175
3.500%	05/20/45	1,377	1,385,736

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/20/46		2,063	$2,075,401
3.500%	03/20/47		4,208	4,234,233
3.500%	07/20/47		4,455	4,481,264
3.500%	11/20/47		2,787	2,805,118
3.500%	12/20/47		1,871	1,885,093
3.500%	04/20/48		5,755	5,793,242
4.000%	05/15/46		647	663,690
4.000%	01/20/47		1,959	2,006,759
4.000%	06/20/47		5,293	5,422,971
4.000%	09/20/48		7,941	8,136,048
4.000%	TBA		3,585	3,670,704
4.500%	11/20/44		239	251,032
4.500%	11/20/45		356	373,311
4.500%	12/20/45		364	381,607
4.500%	07/20/48		7,901	8,182,956
4.500%	TBA		8,565	8,862,600

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $298,686,349)				293,818,104

U.S. TREASURY OBLIGATIONS — 8.0%
U.S. Treasury Bonds
2.750%	11/15/47		1,800	1,703,180
3.000%	11/15/44		9,300	9,285,832
3.000%	05/15/45		9,300	9,282,199
3.000%	08/15/48		7,595	7,559,102
3.125%	02/15/43		14,700	14,994,574
4.375%	05/15/41		13,100	16,123,234
4.500%	02/15/36		650	801,176
4.500%	05/15/38	(a)	4,234	5,270,172
5.000%	05/15/37		550	721,875
5.250%	02/15/29		2,100	2,566,840
5.375%	02/15/31		1,400	1,778,656
6.875%	08/15/25		11,130	14,016,409
7.625%	11/15/22		1,800	2,137,430
7.875%	02/15/21		11,000	12,210,859
U.S. Treasury Notes
1.250%	01/31/19		9,935	9,926,464
1.375%	02/29/20	(k)	50,000	49,300,781
1.625%	08/15/22		7,000	6,791,367
1.750%	11/15/20		8,000	7,888,125
1.750%	05/15/22		8,000	7,812,188
1.875%	12/31/19		25,000	24,818,360
2.000%	11/15/21		8,000	7,896,562
2.000%	02/15/23		4,000	3,922,031
2.000%	02/15/25		13,200	12,768,422
2.125%	03/31/24		3,500	3,430,957
2.125%	11/30/24		8,500	8,296,465
2.250%	02/15/27		10,000	9,710,156
2.375%	12/31/20		6,500	6,485,527
2.375%	04/15/21		12,000	11,970,000
2.375%	08/15/24		3,500	3,467,871
2.750%	11/30/20		4,273	4,292,362
2.750%	08/15/21		2,000	2,013,516
2.750%	02/15/28		6,000	6,030,938
2.875%	11/15/21		12,865	13,008,224
2.875%	11/30/23		16,005	16,283,837
2.875%	11/30/25		10,775	10,968,192

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.875%	08/15/28	6,000	$6,092,813
3.125%	05/15/19	3,608	3,616,033
3.125%	11/15/28	9,457	9,809,421

TOTAL U.S. TREASURY OBLIGATIONS (cost $345,070,364)			345,052,150

TOTAL LONG-TERM INVESTMENTS (cost $3,865,547,124)			3,818,502,836

	Shares

SHORT-TERM INVESTMENTS — 13.7%
AFFILIATED MUTUAL FUNDS — 12.7%
PGIM Core Ultra Short Bond Fund(w)	387,466,068	387,466,068
PGIM Institutional Money Market Fund (cost $158,989,975; includes $158,647,435 of cash collateral for securities on loan)(b)(w)	158,993,251	158,977,351

TOTAL AFFILIATED MUTUAL FUNDS (cost $546,456,043)		546,443,419

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 1.0%
U.S. Treasury Bills
1.976%	01/31/19	15,000	14,972,329
2.364%	07/18/19	15,000	14,796,946
2.572%	09/12/19	15,000	14,735,009

TOTAL U.S. TREASURY OBLIGATIONS (cost $44,518,968)			44,504,284

TOTAL SHORT-TERM INVESTMENTS (cost $590,975,011)			$590,947,703

Value
TOTAL INVESTMENTS — 102.0% (cost $4,456,522,135)	$4,409,450,539
Liabilities in excess of other assets(z) — (2.0)%	(86,573,169)

NET ASSETS — 100.0%	$4,322,877,370

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $155,486,159; cash collateral of $158,647,435 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)

Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end. (k) Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
377	2 Year U.S. Treasury Notes	Mar. 2019	$80,041,813	$471,078
165	5 Year U.S. Treasury Notes	Mar. 2019	18,923,438	291,078
33	20 Year U.S. Treasury Bonds	Mar. 2019	4,818,000	213,918
371	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	59,603,469	3,144,805
549	Mini MSCI EAFE Index	Mar. 2019	47,104,200	(613,955)
1,040	S&P 500 E-Mini Index	Mar. 2019	130,270,400	2,492,025
520	SGX Nifty 50 Index	Jan. 2019	11,359,400	(34,469)

				5,964,480

Short Positions:
60	10 Year U.S. Treasury Notes	Mar. 2019	7,320,938	(77,813)
26	10 Year U.S. Ultra Treasury Notes	Mar. 2019	3,382,031	(91,218)
470	Australian Dollar Currency	Mar. 2019	33,144,400	697,950
1,236	British Pound Currency	Mar. 2019	98,802,750	(1,259,175)
351	Euro Currency	Mar. 2019	50,554,969	(298,350)

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
2,540	Euro STOXX 50 Index	Mar. 2019	$86,549,571	$1,687,920
5,045	Euro STOXX Small 200 Index	Mar. 2019	72,860,854	515,817
179	FTSE 100 Index	Mar. 2019	15,192,732	60,340
453	Japanese Yen Currency	Mar. 2019	51,930,788	(1,540,200)
2,824	Mini MSCI Emerging Markets Index	Mar. 2019	136,512,160	599,395
1,426	Russell 2000 E-Mini Index	Mar. 2019	96,183,700	1,814,585
87	TOPIX Index	Mar. 2019	11,854,797	726,290

				2,835,541

				$8,800,021

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
AT&T, Inc.	12/20/23	1.000%(Q)	4,310	$(3,743)	$69,661	$73,404
Cardinal Health, Inc.	12/20/23	1.000%(Q)	2,260	13,509	22,138	8,629
Ford Motor Co.	12/20/23	5.000%(Q)	4,210	2,924	(442,453)	(445,377)
General Electric Co.	12/20/23	1.000%(Q)	1,540	69,936	69,047	(889)
McKesson Corp.	12/20/23	1.000%(Q)	2,230	7,349	4,301	(3,048)
Verizon Communications, Inc.	12/20/23	1.000%(Q)	1,265	(25,190)	(8,891)	16,299

				$64,785	$(286,197)	$(350,982)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.31	12/20/23	1.000%(Q)	11,815	0.877%	$93,428	$69,523	$(23,905)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Bloomberg Commodity Index 3 Month Forward (T)	9.50bps(T)	Societe Generale	01/10/19	50,000		(642,059)	—	$(642,059)
Bloomberg Commodity Index 3 Month Forward (T)	2.00bps(T)	Societe Generale	01/10/19	(50,000)		1,257,891	—	1,257,891
Custom Commodity Basket Swap(T)	—	UBS AG	01/03/19	—	(r)	113,234	—	113,234

						$729,066	$—	$729,066

(r)	Less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$1,371,125	$(642,059)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$20,840,340	$49,300,781

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—

unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$223,589	$16,636,187	$—
Austria	—	7,547,174	—
Bermuda	3,444,013	—	—
Brazil	15,895,360	—	—
Canada	83,017,432	—	—
Chile	1,745,471	—	—
China	24,529,633	46,415,687	—
Colombia	550,140	—	—
Czech Republic	—	266,585	—
Denmark	—	34,791,270	—
Finland	—	11,563,057	—
France	—	83,509,395	—
Germany	—	72,692,633	—
Ghana	—	2,274,325	—
Hong Kong	—	26,291,641	—
Hungary	—	267,877	—

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
India	$9,219,951	$—	$—
Indonesia	—	5,555,500	—
Ireland	6,838,421	7,914,243	—
Israel	5,701,593	3,154,871	—
Italy	—	20,389,941	—
Japan	—	110,768,832	—
Luxembourg	—	588,548	—
Malaysia	—	4,359,870	—
Mexico	1,771,367	—	—
Netherlands	—	53,938,197	—
New Zealand	—	2,115,471	—
Norway	521	10,737,888	—
Philippines	—	1,776,951	—
Poland	—	1,179,766	—
Puerto Rico	1,261,329	—	—
Russia	2,134,917	2,228,205	—
Singapore	—	4,909,148	—
South Africa	—	17,369,258	—
South Korea	343,336	18,922,788	—
Spain	—	13,361,172	—
Sweden	—	40,195,314	—
Switzerland	238,874	40,725,860	—
Taiwan	221,222	14,412,170	—
Thailand	—	4,796,788	—
Turkey	256,025	277,258	—
Ukraine	—	1,052,662	—
United Arab Emirates	—	443,069	—
United Kingdom	567,586	95,134,584	—
United States	1,522,332,296	2,316,378	—
Preferred Stocks
Brazil	2,352,813	—	—
Colombia	550,790	—	—
Germany	—	1,030,512	—
South Korea	—	1,246,579	—
Rights
South Korea	—	5,488	—
Spain	105,682	—	—
Taiwan	—	822	—
Warrants
Malaysia	3,537	—	—
Asset-Backed Securities
Cayman Islands	—	3,681,468	—
United States	—	54,433,860	—
Corporate Bonds
Australia	—	4,875,200	—
Belgium	—	927,385	—
Brazil	—	953,870	—
Canada	—	35,323,364	—
China	—	6,456,910	—
Finland	—	3,217,432	—
France	—	3,710,737	—
Germany	—	20,755,338	—
Indonesia	—	1,535,301	—
Ireland	—	2,382,145	—
Israel	—	1,838,424	—
Japan	—	1,884,120	—
Kazakhstan	—	1,683,000	—
Mexico	—	8,091,421	—
Netherlands	—	16,043,375	—
New Zealand	—	2,469,433	—
South Korea	—	1,460,696	—

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Corporate Bonds (continued)
Spain	$—	$3,008,118	$—
Supranational Bank	—	27,758,874	—
Switzerland	—	5,429,012	—
Tunisia	—	2,264,867	—
United Kingdom	—	13,311,784	—
United States	—	202,514,247	—
Sovereign Bonds
Argentina	—	41,250,370	—
Azerbaijan	—	994,795	—
Brazil	—	16,176,264	—
Canada	—	4,960,704	—
Chile	—	6,292,918	—
China	—	1,682,023	—
Colombia	—	14,295,100	—
Croatia	—	8,432,193	—
Ghana	—	2,938,520	—
Hungary	—	7,521,119	—
Indonesia	—	23,996,857	—
Japan	—	1,584,086	—
Kazakhstan	—	1,436,741	—
Mexico	—	22,665,565	—
Morocco	—	401,000	—
Norway	—	4,414,751	—
Panama	—	7,809,000	—
Paraguay	—	2,230,850	—
Peru	—	8,378,850	—
Philippines	—	14,601,003	—
Poland	—	4,406,890	—
Romania	—	1,367,743	—
Serbia	—	2,623,013	—
South Africa	—	12,670,653	—
South Korea	—	3,279,276	—
Sri Lanka	—	8,960,663	—
Sweden	—	13,468,750	—
Turkey	—	31,119,310	—
Uruguay	—	13,117,246	—
Vietnam	—	4,076,086	—
U.S. Government Agency Obligations	—	293,818,104	—
U.S. Treasury Obligations	—	389,556,434	—
Affiliated Mutual Funds	546,443,419	—	—
Other Financial Instruments*
Futures Contracts	8,800,021	—	—
Centrally Cleared Credit Default Swap Agreements	—	(374,887)	—
OTC Total Return Swap Agreements	—	729,066	—

Total	$2,238,549,338	$2,180,055,401	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (3.7% represents investments purchased with collateral from securities on loan)	12.7%
U.S. Treasury Obligations	9.0
U.S. Government Agency Obligations	6.8
Sovereign Bonds	6.6
Banks	6.6
Pharmaceuticals	3.1
Software	2.8
Oil, Gas & Consumable Fuels	2.6
Insurance	2.5
Health Care Providers & Services	2.5
IT Services	2.0
Health Care Equipment & Supplies	2.0
Interactive Media & Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Technology Hardware, Storage & Peripherals	1.8
Internet & Direct Marketing Retail	1.5
Food & Staples Retailing	1.4
Biotechnology	1.3
Automobiles	1.3
Trading Companies & Distributors	1.3
Aerospace & Defense	1.2
Diversified Telecommunication Services	1.2
Food Products	1.2
Electronic Equipment, Instruments & Components	1.1
Machinery	1.1
Media	1.0
Chemicals	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Specialty Retail	0.9
Electric Utilities	0.9
Multi-Utilities	0.9
Capital Markets	0.8
Hotels, Restaurants & Leisure	0.8
Entertainment	0.7
Metals & Mining	0.7
Communications Equipment	0.7
Life Sciences Tools & Services	0.7
Multi-National	0.7
Real Estate Management & Development	0.7
Multiline Retail	0.6
Beverages	0.6
Oil & Gas	0.6
Textiles, Apparel & Luxury Goods	0.6
Electric	0.5
Auto Components	0.5
Airlines	0.5
Road & Rail	0.5
Diversified Financial Services	0.4
Household Durables	0.4
Credit Cards	0.4
Personal Products	0.4
Paper & Forest Products	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Industrial Conglomerates	0.4
Construction & Engineering	0.4
Tobacco	0.4
Commercial Services & Supplies	0.3

Small Business Loan	0.3%
Household Products	0.3
Building Products	0.3
Auto Manufacturers	0.3
Consumer Finance	0.3
Professional Services	0.3
Pipelines	0.2
Transportation Infrastructure	0.2
Telecommunications	0.2
Transportation	0.2
Agriculture	0.2
Containers & Packaging	0.1
Air Freight & Logistics	0.1
Foods	0.1
Thrifts & Mortgage Finance	0.1
Leisure Products	0.1
Electrical Equipment	0.1
Retail	0.1
Health Care Technology	0.1
Machinery-Construction & Mining	0.1
Equipment	0.1
Wireless Telecommunication Services	0.1
Construction Materials	0.1
Computers	0.1
Collateralized Loan Obligations	0.1
Machinery-Diversified	0.1
Miscellaneous Manufacturing	0.1
Mining	0.1
Building Materials	0.1
Cosmetics/Personal Care	0.1
Diversified Consumer Services	0.1
Energy Equipment & Services	0.0	*
Gas	0.0	*
Auto Parts & Equipment	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Semiconductors	0.0	*
Internet	0.0	*
Iron/Steel	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Gas Utilities	0.0	*
Electronics	0.0	*
Healthcare-Products	0.0	*
Forest Products & Paper	0.0	*
Home Furnishings	0.0	*
Oil & Gas Services	0.0	*
Marine	0.0	*
Water Utilities	0.0	*
Distributors	0.0	*

	102.0
Liabilities in excess of other assets	(2.0)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$1,371,125		Unrealized depreciation on OTC swap agreements	$642,059
Credit contracts	Due from/to broker-variation margin swaps	98,332	*	Due from/to broker-variation margin swaps	473,219	*
Equity contracts	Due from/to broker-variation margin futures	7,896,372	*	Due from/to broker-variation margin futures	648,424	*
Equity contracts	Unaffiliated investments	115,529		—	—
Foreign exchange contracts	Due from/to broker-variation margin futures	697,950	*	Due from/to broker-variation margin futures	3,097,725	*
Interest rate contracts	Due from/to broker-variation margin futures	4,120,879	*	Due from/to broker-variation margin futures	169,031	*

Total		$14,300,187			$5,030,458

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps
Commodity contracts	$—	$—	$(11,220,605)
Credit contracts	—	—	24,900
Equity contracts	(17,800)	17,241,094	—
Foreign exchange contracts	—	(1,673,997)	—
Interest rate contracts	—	(23,700,795)	—

Total	$(17,800)	$(8,133,698)	$(11,195,705)

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Swaps
Commodity contracts	$—	$—	$—	$(35,612)
Credit contracts	—	—	—	(374,887)
Equity contracts	(9,458)	(5,041)	2,105,283	—
Foreign exchange contracts	—	—	(6,505,186)	—
Interest rate contracts	—	—	6,447,979	—

Total	$(9,458)	$(5,041)	$2,048,076	$(410,499)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Credit Default Swap Agreements - Buy Protection(1)	Credit Default Swap Agreements - Sell Protection(1)	Total Return Swap Agreements(1)
$845,903,062	$480,714,184	$4,214,000	$2,363,000	$120,122,508

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$155,486,159	$(155,486,159)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Societe Generale	$1,257,891	$(642,059)	$615,832	$(130,000)	$485,832
UBS AG	113,234	—	113,234	(113,234)	—

	$1,371,125	$(642,059)	$729,066	$(243,234)	$485,832

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST RCM WORLD TRENDS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $155,486,159:
Unaffiliated investments (cost $3,910,066,092)	$3,863,007,120
Affiliated investments (cost $546,456,043)	546,443,419
Cash	9,397
Foreign currency, at value (cost $24,276,927)	24,100,740
Deposit with broker for centrally cleared/exchange-traded derivatives	20,840,340
Receivable for investments sold	49,718,135
Dividends and interest receivable	15,929,691
Receivable for Portfolio shares sold	13,668,773
Tax reclaim receivable	6,409,516
Unrealized appreciation on OTC swap agreements	1,371,125
Due from broker-variation margin futures	1,010,982
Receivable from affiliate	159,611
Prepaid expenses	39,672

Total Assets	4,542,708,521

LIABILITIES:
Payable to broker for collateral for securities on loan	158,647,435
Payable for investments purchased	55,431,445
Payable to affiliate	3,101,649
Management fees payable	1,198,871
Unrealized depreciation on OTC swap agreements	642,059
Accrued expenses and other liabilities	634,091
Distribution fee payable	175,023
Affiliated transfer agent fee payable	369
Due to broker-variation margin swaps	209

Total Liabilities	219,831,151

NET ASSETS	$4,322,877,370

Net assets were comprised of:
Partners Equity	$4,322,877,370

Net asset value and redemption price per share, $4,322,877,370 / 319,661,433 outstanding shares of beneficial interest.	$13.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,157,029, of which $348,174 is reimbursable by an affiliate)	$74,681,273
Interest income	53,194,656
Affiliated dividend income	3,075,436
Income from securities lending, net (including affiliated income of $756,174)	1,094,700

132,046,065

EXPENSES
Management fees	39,707,308
Distribution fee	13,207,848
Custodian and accounting fees	759,203
Trustees’ fees	64,910
Audit fee	41,954
Legal fees and expenses	26,880
Shareholders’ reports	14,350
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	123,864

Total expenses	53,953,304
Less: Fee waivers and/or expense reimbursement	(112,595)

Net expenses	53,840,709

NET INVESTMENT INCOME (LOSS)	78,205,356

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(18,052))	317,119,577
Futures transactions	(8,133,698)
Swap agreements transactions	(11,195,705)
Foreign currency transactions	(884,067)

296,906,107

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,431)	(789,734,280)
Futures	2,048,076
Swap agreements	(410,499)
Foreign currencies	(325,885)

(788,422,588)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(491,516,481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(413,311,125)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$78,205,356	$70,431,572
Net realized gain (loss) on investment and foreign currency transactions	296,906,107	224,701,060
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(788,422,588)	514,646,102

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(413,311,125)	809,778,734

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [4,688,072 and 6,010,707 shares, respectively]	64,761,994	80,389,209
Portfolio share repurchased [69,291,678 and 23,438,467 shares, respectively]	(971,894,089)	(322,406,760)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(907,132,095)	(242,017,551)

CAPITAL CONTRIBUTIONS	666,631	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,319,776,589)	567,761,183
NET ASSETS:
Beginning of year	5,642,653,959	5,074,892,776

End of year	$4,322,877,370	$5,642,653,959

SEE NOTES TO FINANCIAL STATEMENTS.

A294

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi (offshore)
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

FTSE	Financial Times Stock Exchange
ICE	Intercontinental Exchange
LME	London Metal Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XJSE	Johannesburg Stock Exchange
XLON	London Stock Exchange
XNGS	London Stock Exchange
XTSE	Toronto Stock Exchange
XVTX	London Stock Exchange

Index:

BTP	Buoni del Tesoro Poliennali
CAC40	French Stock Index
CDX	Credit Derivative Index
CPI	Consumer Price Index
CMBX	Commercial Mortgage-Backed Index
DAX	German Stock Index
HICP	Harmonised Index of Consumer Prices
iTraxx	International Credit Derivative Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
BABs	Build America Bonds
BBA	British Bankers Association
BBR	New Zealand Bank Bill Rate
Bobl	Bundesobligationen-German Government Bonds
bps	Basis Points
BROIS	Brazil Overnight Index Swap
CDI	Chess Depository Interest
CDOR	Canadian Dollar Offered Rate
CDS	Credit Default Swap
CLO	Collateralized Loan Obligation
CMBX	Commercial Mortgage Backed Securities Index
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corporation
GMTN	Global Medium Term Note
HICP	Harmonized Index at Consumer Prices
IO	Interest Only (Principal amount represents notional)
JIBAR	Johannesburg Interbank Agreed Rate
KWCDC	Korean Won Certificate of Deposit
LIBOR	London Interbank Offered Rate
LLS	Light Louisiana Sweet
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
OPIS	Oil Price Information Service
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REITs	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
RSP	Savings Shares
S&P	Standard & Poor
SDR	Sweden Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

A295

GLOSSARY: (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SLM	Student Loan Mortgage
SMB	Sallie Mae Bank
SPDR	Standard & Poor’s Depositary Receipts
STACR	Structured Agency Credit Risk
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TELBOR	Tel Aviv Interbank Offered Rate
TIPS	Treasury Inflation-Protected Securities
ULSD	Ultra-Low Sulfur Diesel
UTS	Unit Trust Security
USOIS	United States Overnight Index Swap
WTI	West Texas Intermediate

SEE NOTES TO FINANCIAL STATEMENTS.

A296

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 7 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and Subadviser(s):

	Objective(s)	Subadviser(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)	High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC / Loomis Sayles & Company, L.P. / LSV Asset Management / PGIM Fixed Income, which is a business unit of PGIM, Inc. / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates, LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.) / T. Rowe Price Associates, Inc. / William Blair Investment Management, LLC

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. / BlackRock International Limited

AST Fidelity Institutional AMSM Quantitative Portfolio (“Fidelity Institutional AMSM Quantitative”) formerly known as AST FI Pyramis® Quantitative Portfolio	Long-term capital growth balanced by current income.	Fidelity Institutional Asset Management, LLC (“FIAM”)

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

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	Objective(s)	Subadviser(s)
AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.	PGIM Fixed Income (a wholly- owned subsidiary of PGIM, Inc.)/ QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST RCM World Trends Portfolio (“RCM World Trends”)	Highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

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Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale

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of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and

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an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    Certain Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial/Commodity Futures Contracts:    A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates and to gain exposure to commodities. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures

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contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

During the year ended December 31, 2018, Advanced Strategies held reverse repurchase agreements with an average value of $7,474,059 and a daily weighted average interest rate of 0.98%, collateralized by U.S. treasury securities and corporate bonds. As of December 31, 2018, there were no outstanding reverse repurchase agreements.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

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Swap Agreements:    Certain Portfolios enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios enter into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

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Currency Swaps:    Certain Portfolios enter into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements

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of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

B9

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential as referenced in Note 4. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2018, the Investment Manager had engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

B10

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
Advanced Strategies	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $ 5 billion; 0.5325% in excess of $20 billion	0.60%
Balanced Asset Allocation(2)	0.15%	0.15%
BlackRock Global Strategies	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.79%
Fidelity Institutional AMSM Quantitative	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.64%
Preservation Asset Allocation(2)	0.15%	0.15%
Prudential Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $ 5 billion; 0.5325% in excess of $20 billion	0.60%
RCM World Trends	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.75%

	Fee Waivers and/or Expense Limitations
Advanced Strategies	contractually waive 0.018% through November 30, 2018; effective December 1, 2018 contractually waive 0.022% through June 30, 2020(1)
BlackRock Global Strategies	contractually waive 0.022% through June 30, 2019
Fidelity Institutional AMSM Quantitative	effective April 30, 2018 contractually waive 0.02% through June 30, 2019
Preservation Asset Allocation	contractually limit expenses to 0.16% through June 30, 2018
Prudential Growth Allocation	contractually limit expenses to 0.91% through June 30, 2018
RCM World Trends	effective December 1, 2018 contractually waive 0.029% through June 30, 2020

(1)

The Investment Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios to gain exposure to small-cap equity securities.

(2)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

B11

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Balanced Asset Allocation and Preservation Asset Allocation. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was as follows:

Amount
Advanced Strategies	$115,348
Fidelity Institutional AMSM Quantitative	97,143
Prudential Growth Allocation	32,017
RCM World Trends	99,075

AST Investment Services, Inc., PAD, PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the

B12

Portfolios is disclosed in the respective Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Withholding Tax
Advanced Strategies	$484,440
BlackRock Global Strategies	137,084

B13

2018 Withholding Tax
Fidelity Institutional AMSM Quantitative	453,538
Prudential Growth Allocation	1,535,296
RCM World Trends	$348,174

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Payments
Advanced Strategies	$3,940,577
BlackRock Global Strategies	571,100
Fidelity Institutional AMSM Quantitative	3,046,476
Prudential Growth Allocation	8,904,655
RCM World Trends	3,236,611

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
Advanced Strategies	$1,756,450	$541,185
BlackRock Global Strategies	95,620	31,797
Fidelity Institutional AMSM Quantitative	876,245	484,238
Preservation Asset Allocation	1,148	2,199
Prudential Growth Allocation	4,706,749	2,100,400
RCM World Trends	666,631	—

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$6,292,671,406	$7,129,477,881
Balanced Asset Allocation	1,443,330,289	2,376,283,252
BlackRock Global Strategies	4,047,707,795	4,054,628,893
Fidelity Institutional AMSM Quantitative	4,451,756,499	4,680,368,377
Preservation Asset Allocation	826,842,125	1,702,610,158
Prudential Growth Allocation	18,167,178,194	20,454,352,969
RCM World Trends	2,918,056,479	3,666,947,500

For the year ended December 31, 2018, the Portfolios’ purchases and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

	Purchases	Sales	Realized Gain
Advanced Strategies	$45,950,203	$6,507,627	$80,813
Fidelity Institutional AMSM Quantitative	69,474,205	42,872,754	5,399,769
RCM World Trends	14,777	—	—

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

B14

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Advanced Strategies
AST Goldman Sachs Small-Cap Value	$55,056,958	$—	$—	$(7,742,748)	$—	$47,314,210	2,318,188	$—
PGIM Core Ultra Short Bond Fund	585,914,243	3,269,644,697	3,339,111,579	—	—	516,447,361	516,447,361	13,142,908
PGIM Institutional Money Market Fund	532,059,855	6,060,043,572	5,992,403,050	(26,307)	(86,372)	599,587,698	599,647,663	1,658,546	**
AST Small-Cap Growth	68,626,467	10,400,000	30,800,000	(15,747,319)	13,341,860	45,821,008	1,123,890	—
AST Small-Cap Growth Opportunities	69,417,957	10,400,000	30,800,000	(14,857,867)	10,833,483	44,993,573	2,544,885	—
AST Small-Cap Value	75,244,682	22,000,000	46,000,000	(16,134,995)	7,126,284	42,235,971	1,778,357	—

	$1,386,320,162	$9,372,488,269	$9,439,114,629	$(54,509,236)	$31,215,255	$1,296,399,821		$14,801,454

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Balanced Asset Allocation
AST AB Global Bond	$599,316,655	$59,658,161	$103,830,000	$(4,409,642)	$7,023,082	$557,758,256	51,123,580	$—
AST AQR Emerging Markets Equity	19,943,897	235,000	10,205,000	(4,049,846)	1,424,578	7,348,629	707,279	—
AST AQR Large-Cap	854,188,719	34,570,000	149,395,000	(121,548,755)	67,858,002	685,672,966	40,741,115	—
AST BlackRock Low Duration Bond	33,764,159	28,905,000	6,815,000	348,320	183,386	56,385,865	5,211,263	—
AST BlackRock/Loomis Sayles Bond	178,883,488	159,133,669	43,615,000	(3,182,941)	2,607,254	293,826,470	21,684,610	—
AST ClearBridge Dividend Growth	460,571,497	19,745,000	85,315,000	(54,497,995)	37,601,886	378,105,388	22,519,678	—
AST Goldman Sachs Global Income	281,135,732	31,089,627	33,915,000	(2,355,925)	1,548,996	277,503,430	25,983,467	—
AST Goldman Sachs Large-Cap Value	243,275,718	38,725,000	149,370,110	(43,192,329)	32,994,992	122,433,271	4,306,482	—
AST Goldman Sachs Mid-Cap Growth	39,214,250	2,840,000	9,225,001	(5,193,510)	3,965,150	31,600,889	3,503,425	—
AST Goldman Sachs Small-Cap Value	92,375,962	—	—	(12,990,978)	—	79,384,984	3,889,514	—
AST Government Money Market	50,993,163	33,097	51,026,260	—	—	—	—	49,699
AST High Yield	79,005,460	—	—	(1,569,126)	—	77,436,334	7,845,627	—
AST Hotchkis & Wiley Large-Cap Value	322,228,540	164,244,869	99,275,000	(74,323,197)	27,567,964	340,443,176	13,329,803	—
AST International Growth	516,810,254	19,255,000	119,860,895	(107,007,938)	43,616,037	352,812,458	22,703,504	—
AST International Value	482,975,817	36,000,000	97,188,926	(102,305,667)	30,049,853	349,531,077	19,548,718	—
AST Jennison Large-Cap Growth	258,273,711	18,330,000	59,505,000	(21,375,139)	20,726,469	216,450,041	7,085,108	—
AST Loomis Sayles Large-Cap Growth	439,808,185	32,075,000	104,140,000	(63,000,089)	55,650,592	360,393,688	7,426,204	—

B15

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Lord Abbett Core Fixed Income	$248,287,014	$23,010,000	$267,537,239	$(9,566,637)	$5,806,862	$—	—	$—
AST MFS Growth	248,257,558	18,330,000	59,505,000	(26,622,524)	34,964,840	215,424,874	8,894,503	—
AST MFS Large-Cap Value	409,225,240	5,370,395	3,973,540	(43,028,089)	1,392,739	368,986,745	20,431,160	—
AST Neuberger Berman/LSV Mid-Cap Value	23,806,725	4,140,000	3,790,000	(5,033,108)	1,406,577	20,530,194	703,812	—
AST Parametric Emerging Markets Equity	9,950,708	127,000	5,075,800	(1,189,551)	124,856	3,937,213	453,074	—
AST PIMCO Dynamic Bond	102,743,155	9,855,000	18,355,001	414,125	(748,115)	93,909,164	9,792,405	—
AST Prudential Core Bond	867,924,306	78,885,000	153,803,158	(25,156,883)	17,815,601	785,664,866	64,398,759	—
PGIM Core Ultra Short Bond Fund	1,117,747,980	1,467,958,596	1,787,412,323	—	—	798,294,253	798,294,253	22,878,979
AST QMA International Core Equity	249,612,919	122,664,820	23,800,000	(45,937,315)	4,023,244	306,563,668	28,385,525	—
AST QMA Large-Cap	857,629,935	34,570,000	149,395,000	(115,361,201)	69,044,637	696,488,371	40,329,379	—
AST Small-Cap Growth Opportunities	101,307,366	17,405,000	39,565,000	(27,885,370)	18,127,159	69,389,155	3,924,726	—
AST Small-Cap Growth	100,609,856	17,405,000	39,565,000	(24,868,842)	17,262,997	70,844,011	1,737,651	—
AST Small-Cap Value	103,092,273	43,920,000	64,230,000	(32,815,030)	15,073,242	65,040,485	2,738,547	—
AST T. Rowe Price Large-Cap Growth	319,979,957	22,905,000	74,405,000	(20,195,236)	35,793,514	284,078,235	7,893,255	—
AST T. Rowe Price Large-Cap Value	318,996,131	167,258,386	98,371,000	(51,140,106)	18,701,162	355,444,573	26,001,798	—
AST Templeton Global Bond	254,512	—	—	5,090	—	259,602	23,137	—
AST WEDGE Capital Mid-Cap Value	24,083,942	4,140,000	3,790,000	(5,542,503)	1,821,740	20,713,179	962,508	—
AST Wellington Management Global Bond	704,950,047	65,740,000	127,379,519	15,805,382	8,116,896	667,232,806	60,547,441	—
AST Western Asset Core Plus Bond	583,540,140	162,765,267	108,806,806	(29,043,446)	16,458,605	624,913,760	49,913,240	—
AST Western Asset Emerging Markets Debt	26,386,913	—	12,255,000	(1,969,975)	210,846	12,372,784	1,162,856	—

	$11,371,151,884	$2,911,288,887	$4,163,695,578	$(1,069,785,976)	$598,215,643	$9,647,174,860		$22,928,678

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

BlackRock Global Strategies
PGIM Core Ultra Short Bond Fund	$684,991,012	$1,846,635,399	$2,076,915,301	$—	$—	$454,711,110	454,711,110	$11,192,077
PGIM Institutional Money Market Fund	52,909,811	301,047,060	298,019,963	(2,294)	(3,249)	55,931,365	55,936,959	358,440	**

	$737,900,823	$2,147,682,459	$2,374,935,264	$(2,294)	$(3,249)	$510,642,475		$11,550,517

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Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Fidelity Institutional AMSM Quantitative
PGIM Core Ultra Short Bond Fund	$634,111,552	$2,587,486,818	$2,966,573,645	$—	$—	$255,024,725	255,024,725	$11,068,990
PGIM Institutional Money Market Fund	199,174,707	960,267,189	943,614,698	(5,102)	(22,465)	215,799,631	215,821,213	844,592	**

	$833,286,259	$3,547,754,007	$3,910,188,343	$(5,102)	$(22,465)	$470,824,356		$11,913,582

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Preservation Asset Allocation
AST AB Global Bond	$638,197,189	$30,014,244	$115,400,000	$(5,583,674)	$7,791,945	$555,019,704	50,872,567	$—
AST AQR Emerging Markets Equity	7,981,396	283,000	4,288,001	(1,685,596)	667,746	2,958,545	284,749	—
AST AQR Large-Cap	315,128,918	22,490,000	74,590,000	(51,651,550)	34,198,246	245,575,614	14,591,540	—
AST BlackRock Low Duration Bond	36,115,072	29,415,000	7,380,001	347,869	193,649	58,691,589	5,424,361	—
AST BlackRock/Loomis Sayles Bond	190,400,325	151,309,566	47,970,001	(3,695,468)	2,882,907	292,927,329	21,618,253	—
AST ClearBridge Dividend Growth	167,538,874	12,855,000	42,620,000	(24,002,280)	18,640,405	132,411,999	7,886,361	—
AST Goldman Sachs Global Income	299,101,867	17,928,487	43,340,000	(3,082,621)	2,058,993	272,666,726	25,530,592	—
AST Goldman Sachs Large-Cap Value	87,875,880	15,705,000	56,000,615	(13,895,072)	10,527,113	44,212,306	1,555,129	—
AST Goldman Sachs Mid-Cap Growth	16,267,652	1,250,000	3,995,000	(2,194,789)	1,752,377	13,080,240	1,450,137	—
AST Goldman Sachs Small-Cap Value	47,216,231	—	—	(6,640,093)	—	40,576,138	1,988,052	—
AST Government Money Market	64,348,065	41,765	64,389,830	—	—	—	—	62,715
AST High Yield	89,246,880	—	9,999,999	(3,212,219)	1,838,521	77,873,183	7,889,887	—
AST Hotchkis & Wiley Large-Cap Value	116,640,594	67,460,663	48,770,000	(29,966,425)	14,834,706	120,199,538	4,706,325	—
AST International Growth	186,870,678	16,255,000	54,742,228	(41,890,150)	20,238,383	126,731,683	8,155,192	—
AST International Value	176,732,097	21,280,000	47,317,462	(38,338,360)	13,212,855	125,569,130	7,022,882	—
AST Jennison Large-Cap Growth	94,544,239	8,030,000	25,795,000	(7,978,632)	8,452,271	77,252,878	2,528,736	—
AST Loomis Sayles Large-Cap Growth	160,875,593	14,035,000	45,110,000	(21,303,160)	19,541,976	128,039,409	2,638,356	—
AST Lord Abbett Core Fixed Income	263,869,764	10,950,000	270,760,338	(10,384,105)	6,324,679	—	—	—
AST MFS Growth	90,761,186	8,030,000	25,795,000	(11,443,441)	15,010,924	76,563,669	3,161,175	—
AST MFS Large-Cap Value	154,042,496	—	6,720,144	(17,226,139)	2,330,661	132,426,874	7,332,607	—
AST Neuberger Berman/LSV Mid-Cap Value	9,641,541	1,710,000	1,840,000	(2,095,281)	696,954	8,113,214	278,136	—
AST Parametric Emerging Markets Equity	4,418,604	155,000	2,350,000	(521,572)	57,112	1,759,144	202,433	—
AST PIMCO Dynamic Bond	108,769,449	4,685,001	20,385,000	502,320	(833,856)	92,737,914	9,670,273
AST Prudential Core Bond	923,472,159	37,540,000	170,483,268	(26,707,523)	17,925,351	781,746,719	64,077,600	—
PGIM Core Ultra Short Bond	572,290,076	1,010,844,723	1,147,920,471	—	—	435,214,328	435,214,328	11,925,002
AST QMA International Core Equity	84,294,906	54,149,688	13,850,000	(16,309,442)	2,499,644	110,784,796	10,257,852	—
AST QMA Large-Cap	316,443,600	22,490,001	74,590,000	(49,617,407)	34,734,490	249,460,684	14,444,741	—
AST Small-Cap Growth Opportunities	36,394,127	7,215,000	16,565,000	(10,053,164)	6,995,832	23,986,795	1,356,719	—
AST Small-Cap Growth	37,973,417	7,215,000	16,565,000	(9,778,515)	7,281,695	26,126,597	640,829	—

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Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Small-Cap Value	$25,041,287	$17,040,000	$27,800,000	$(3,623,649)	$269,246	$10,926,884	460,079	$—
AST T. Rowe Price Large-Cap Growth	117,114,995	10,030,000	32,235,000	(5,939,413)	12,230,098	101,200,680	2,811,911	—
AST T. Rowe Price Large-Cap Value	115,450,865	68,620,097	48,680,000	(20,089,782)	9,601,175	124,902,355	9,136,968	—
AST Templeton Global Bond	1,443,930	—	—	28,879	—	1,472,809	131,266	—
AST WEDGE Capital Mid-Cap Value	9,756,324	1,710,000	1,840,000	(2,336,054)	896,117	8,186,387	380,408	—
AST Wellington Management Global Bond	750,349,390	31,285,000	141,420,538	15,011,170	8,593,545	663,818,567	60,237,620	—
AST Western Asset Core Plus Bond	621,253,054	135,664,615	120,642,737	(31,898,289)	18,110,908	622,487,551	49,719,453	—
AST Western Asset Emerging Markets Debt	30,860,866	—	18,379,999	(2,385,420)	324,223	10,419,670	979,292	—

	$6,968,723,586	$1,837,686,850	$2,850,530,632	$(459,639,047)	$299,880,891	$5,796,121,648		$11,987,717

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Prudential Growth Allocation
PGIM Core Ultra Short Bond Fund	$2,765,496,889	$7,040,293,469	$8,425,141,439	$—	$—	$1,380,648,919	1,380,648,919	$47,558,109
PGIM Institutional Money Market Fund	698,178,624	3,031,354,349	3,113,890,618	(5,725)	(53,939)	615,582,691	615,644,255	2,330,701	**

	$3,463,675,513	$10,071,647,818	$11,539,032,057	$(5,725)	$(53,939)	$1,996,231,610		$49,888,810

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

RCM World Trends
PGIM Core Ultra Short Bond Fund	$193,006,953	$1,439,296,182	$1,244,837,067	$—	$—	$387,466,068	387,466,068	$3,075,436
PGIM Institutional Money Market Fund	176,891,551	1,055,935,863	1,073,834,442	2,431	(18,052)	158,977,351	158,993,251	756,174	**

	$369,898,504	$2,495,232,045	$2,318,671,509	$2,431	$(18,052)	$546,443,419		$3,831,610

*	The Funds/Portfolios did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the year ended December 31, 2018.

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolios were owned of record by the following affiliates of the Investment Manager: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
Advanced Strategies	3	100	100
Balanced Asset Allocation	3	98	98
BlackRock Global Strategies	3	94	94
Fidelity Institutional AMSM Quantitative	3	100	100
Preservation Asset Allocation	3	99	99
Prudential Growth Allocation	3	100	100
RCM World Trends	3	100	100

9.	Reorganization

On November 17, 2016, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of the AST Defensive Asset Allocation Portfolio and AST Schroders Global Tactical Portfolio (the “Merged Portfolios”) for shares of AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio (the “Acquiring Portfolios”), respectively, and the assumption of the liabilities of the Merged Portfolios by the Acquiring Portfolios. Shareholders approved each Plan at a meeting on February 16, 2017 and each reorganization took place at the close of business on April 28, 2017.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Defensive Asset Allocation Portfolio	$489,707,887	$464,497,207

B19

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Schroders Global Tactical Portfolio	$7,490,112,893	$7,244,573,453

The purpose of the transactions was to combine two portfolios for each merger with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 28, 2017:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Defensive Asset Allocation Portfolio	44,352,725	AST Preservation Asset Allocation Portfolio	32,096,143	$489,790,149
AST Schroders Global Tactical Portfolio	456,363,075	AST Prudential Growth Allocation Portfolio	495,971,032	7,479,269,216

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation) on Investments	Acquiring Portfolio	Net Assets
AST Defensive Asset Allocation Portfolio	$489,790,149	$25,210,681	AST Preservation Asset Allocation Portfolio	$6,593,423,020
AST Schroders Global Tactical Portfolio	7,479,269,216	245,539,440	AST Prudential Growth Allocation Portfolio	12,085,908,092

Assuming the acquisitions had been completed on January 1, 2017, the Acquiring Portfolios’ unaudited pro forma results of operations for the year ended December 31, 2017 would have been as follows:

Acquiring Portfolio	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
AST Preservation Asset Allocation Portfolio	$(4,309,917)	$678,120,357	$673,810,440
AST Prudential Growth Allocation Portfolio	249,560,217	2,659,803,634	2,909,363,851

(a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus Net investment income (loss) from the Merged Portfolios pre-merger as follows: AST Defensive Asset Allocation Portfolio $(173,246) and AST Schroders Global Tactical Portfolio $21,615,234.

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST Defensive Asset Allocation Portfolio $12,704,982 and AST Schroders Global Tactical Portfolio $346,153,536.

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since April 28, 2017 for the Plan.

10.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may

B20

call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’s holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Fund of Funds Risk: The value of an investment in the Portfolio will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolio may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose.

Foreign Securities Risk: The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Geographic Concentration Risk: The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk: The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the

B21

investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Master Limited Partnership Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Portfolio’s investment in MLPs subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Risks of Investments in Bank Loans: The Portfolios’ ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolios’ scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolios and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolios may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolios’ access to collateral, if any, may be limited by bankruptcy laws.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

Risks of Investing in Treasury Inflation Protected Securities (TIPS): The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Portfolios purchase TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, they may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolios hold TIPS, the Portfolios may earn less on the security than on a conventional bond.

Short Sales Risk: Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum

B22

attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolio already owns), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

11.	Subsequent Event

At a meeting held on January 24-25, 2019, the Board approved a name change of the AST RCM World Trends Portfolio to the AST AllianzGI World Trends Portfolio. This change is expected to become effective on or about April 29, 2019.

B23

Financial Highlights

AST Advanced Strategies Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.85		$16.13	$15.05		$14.94	$14.08

Income (Loss) From Investment Operations:
Net investment income (loss)	0.32		0.27	0.26		0.19	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.42)		2.45	0.81		(0.08)	0.68

Total from investment operations	(1.10)		2.72	1.07		0.11	0.86

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$17.75		$18.85	$16.13		$15.05	$14.94

Total Return(a)	(5.84	)%(g)	16.86%	7.18	%(h)	0.74%	6.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,629.8		$9,272.5	$8,475.4		$8,472.7	$8,895.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%		0.87%	0.88%		0.88%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.91%		0.90%	0.91%		0.92%	0.92%
Net investment income (loss)	1.69%		1.52%	1.68%		1.28%	1.25%
Portfolio turnover rate(i)	255%		232%	207%		138%	140%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.11%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2018(c)	2017(c)	2016(c)	2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.04	$15.70	$14.77	$14.70	$13.80

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.90)	2.35	0.95	0.09	0.92

Total from investment operations	(0.89)	2.34	0.93	0.07	0.90

Net Asset Value, end of year	$17.15	$18.04	$15.70	$14.77	$14.70

Total Return(a)	(4.93)%	14.90%	6.30%	0.48%	6.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9,755.3	$11,444.6	$10,593.7	$10,497.4	$11,009.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	0.06%	(0.04)%	(0.10)%	(0.14)%	(0.14)%
Portfolio turnover rate(d)	15%	15%	18%	25%	16%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST BlackRock Global Strategies Portfolio

	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.03		$12.45	$11.64		$12.00	$11.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27		0.20	0.17		0.13	0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.02)		1.38	0.64		(0.49)	0.43

Total from investment operations	(0.75)		1.58	0.81		(0.36)	0.55

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$13.28		$14.03	$12.45		$11.64	$12.00

Total Return(a)	(5.35	)%(g)	12.69%	6.96	%(g)	(3.00)%	4.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,138.2		$2,501.9	$2,277.0		$2,221.5	$2,325.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%		1.11%	1.12	%(h)	1.10%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.12%		1.12%	1.12	%(h)	1.10%	1.11%
Net investment income (loss)	1.96%		1.50%	1.42%		1.05%	1.01%
Portfolio turnover rate(i)	213%		250%	280%		253%	266%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	The expense ratio includes interest expense on short sales of 0.01% for the year ended December 31, 2016.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

AST Fidelity Institutional AMSM Quantitative Portfolio

	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.85		$12.75	$12.23		$12.11	$11.74

Income (Loss) From Investment Operations
Net investment income (loss)	0.24		0.18	0.17		0.16	0.20
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.39)		1.92	0.35		(0.04)	0.17

Total from investment operations	(1.15)		2.10	0.52		0.12	0.37

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$13.70		$14.85	$12.75		$12.23	$12.11

Total Return(a)	(7.74	)%(g)	16.47%	4.25	%(g)	0.99%	3.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,135.2		$5,303.7	$4,791.5		$4,819.7	$4,929.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%		0.94%	0.87%		0.80%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.93%		0.94%	0.94%		0.94%	0.94%
Net investment income (loss)	1.60%		1.33%	1.34%		1.31%	1.45%
Portfolio turnover rate(h)(i)	126%		152%	174%		125%	241%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown.Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST Preservation Asset Allocation Portfolio

	Year Ended December 31,
	2018(c)		2017(c)	2016(c)	2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.19		$14.70	$13.94	$13.92	$13.16

Income (Loss) From Investment Operations:
Net investment income (loss)	—	(d)	(0.01)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.45)		1.50	0.78	0.04	0.77

Total from investment operations	(0.45)		1.49	0.76	0.02	0.76

Capital Contributions	—	(d)(e)	—	—	—	—

Net Asset Value, end of year	$15.74		$16.19	$14.70	$13.94	$13.92

Total Return(a)	(2.78	)%(f)	10.14%	5.45%	0.14%	5.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,833.3		$6,996.2	$6,601.5	$6,781.4	$7,488.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%		0.16%	0.16%	0.16%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%		0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	0.03%		(0.06)%	(0.11)%	(0.14)%	(0.15)%
Portfolio turnover rate(g)	14%		16%	17%	29%	19%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

AST Prudential Growth Allocation Portfolio

	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.59		$14.29	$12.98		$13.06	$11.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.20	0.19		0.16	0.15
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.53)		2.10	1.12		(0.24)	0.95

Total from investment operations	(1.27)		2.30	1.31		(0.08)	1.10

Capital Contributions	0.01	(d)	—	—	(e)(f)	—	—

Net Asset Value, end of year	$15.33		$16.59	$14.29		$12.98	$13.06

Total Return(a)	(7.59	)%(h)	16.10%	10.09	%(g)	(0.61)%	9.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$15,626.1		$20,624.6	$11,314.4		$10,796.4	$7,157.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%		0.87%	0.90%		0.92%	0.92%
Expenses Before Waivers and/or Expense Reimbursement	0.87%		0.87%	0.91%		0.92%	0.93%
Net investment income (loss)	1.56%		1.32%	1.41%		1.21%	1.28%
Portfolio turnover rate(i)	111%		157%	143%		211%	153%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Less than $0.005 per share.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.65)%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST RCM World Trends Portfolio

	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.68		$12.63	$12.05		$12.07	$11.49

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21		0.18	0.16		0.14	0.14
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.37)		1.87	0.41		(0.16)	0.44

Total from investment operations	(1.16)		2.05	0.57		(0.02)	0.58

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$13.52		$14.68	$12.63		$12.05	$12.07

Total Return(a)	(7.90	)%(g)	16.23%	4.81	%(h)	(0.17)%	5.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,322.9		$5,642.7	$5,074.9		$5,229.6	$4,655.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%		1.02%	1.02%		1.03%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.02%		1.02%	1.03%		1.03%	1.04%
Net investment income (loss)	1.48%		1.30%	1.30%		1.15%	1.20%
Portfolio turnover rate(i)	73%		48%	41%		51%	34%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.73%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the portfolios listed in the Appendix (the Portfolios), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 22, 2019

D1

Appendix

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Fidelity Institutional AM Quantitative Portfolio (formerly AST FI Pyramis Quantitative Portfolio)

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108

Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

		Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108

Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108

Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108

Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

		None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108

Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108

Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).

		None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108

Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108

President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).

		None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President

Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).

Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer

Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.

Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer

Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018
Andrew R. French* Age: 56 Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

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PAID

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PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-C

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Low Duration Bond Portfolio

AST T. Rowe Price Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST BlackRock/Loomis Sayles Bond Portfolio	A1
	AST BlackRock Low Duration Bond Portfolio	A113
	AST T. Rowe Price Asset Allocation Portfolio	A141
	Glossary	A195

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-0.66%	1.97%	4.36%
Bloomberg Barclays US Aggregate Bond Index	0.01	2.52	3.48

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST BlackRock/Loomis Sayles Bond Portfolio returned -0.66%. The Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index.

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

What were market conditions during the reporting period?

The reporting period was inhospitable for the financial markets. Most bond market returns were low or negative, and stock returns were negative as well. The only rising trend seemed to be the level of market volatility. In the end, the most solid performers of 2018 were arguably the defensive US dollar and cash.

In early 2018, the bond market suffered from a tough starting point: a combination of low government yields and tight spreads (yield differentials) that left little room for error. Over the course of the year, the market was buffeted alternately — and at times jointly — by rising government yields and widening spreads. Some of the initial spread widening could easily have been chalked up to normalizing (i.e., spreads may have gotten ahead of fundamentals and were too tight early in 2018). But investor anxiety soon rose, driving spreads wider across virtually all fixed income sectors. As a result, for all but the most defensive bond market segments, total returns and excess returns relative to US Treasuries were generally low or negative for the period.

The global economy moderated in 2018. Looking beyond that single year, the world’s population is aging, debt levels are high, and productivity has been low. But central bankers have been keen to foster growth, and perhaps there were hopes that trends such as globalization and better policy could keep economic results on a sound-enough footing. While growth prospects were looking up a year ago, in hindsight it appears more like the clock had already run out for old-school politicians. The unimpressive economic performance of recent years — along with its uneven distribution — created a new dynamic of heightened voter dissatisfaction, bringing politicians to the fore who are chipping away at policy orthodoxy and taking nationalistic stances. These new politicians are often replacing those who favor geopolitically stabilizing alliances, free trade, and labor mobility. Rising risk premiums in the fixed income and equity markets suggest investors fear that this tilt away from global policy coordination and toward unorthodoxy is likely to result in less predictable, if not subpar, economic results.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index (the Index) during the reporting period due to slight underperformance in the Loomis Sayles sleeve. However, during the risk-off fourth quarter, the Blackrock sleeve outperformed helping to offset modest losses by Loomis Sayles. The main driver of the Blackrock’s outperformance was its overweight positioning to securitized assets, most notably non-agency mortgage-backed securities, asset-backed securities, and collateralized loan obligations. The biggest detractors during the period were overweight positions to high yield bonds and Treasury inflation-protected securities (TIPS), as both sectors underperformed.

The Blackrock sleeve benefited most from its overweight to securitized assets, as mentioned above, in addition to strong security selection in investment-grade corporate bonds. The sleeve’s duration positioning was also additive. Duration is a measure of a bond’s price sensitivity to interest rates over time. Positioning in emerging markets debt detracted from performance.

The modest underperformance seen in the Loomis Sayles sleeve was driven most by its exposure to TIPS, which struggled in the fourth quarter, and its overweight to high yield bonds. The sleeve benefited from an underweight and shorter duration positioning in investment-grade corporate bonds, along with strong security selection within the sector.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2018

Investment Manager’s Report - As of December 31, 2018 (Unaudited) (Continued)

The Portfolio uses derivatives, mostly to hedge portfolio positions and exposures. The Loomis Sayles sleeve’s use of derivatives in the Portfolio was limited to currency forwards. The sleeve utilized currency forwards to neutralize the effect of currency exposure to the euro and Mexican peso. These positions had a slightly negative impact on results during the period. The Blackrock sleeve utilized futures, currency forwards, swaps, and options to manage duration and yield curve exposure, take active currency positions, and hedge currency risk. The use of these derivatives had a minimal impact on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST BlackRock Low Duration Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	0.74%	0.89%	2.29%
ICE BofA Merrill Lynch 1-3 Year Treasury Index	1.58	0.81	0.95
Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index	1.60	1.03	1.52

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST BlackRock Low Duration Bond Portfolio returned 0.74%. The Portfolio underperformed both the ICE BofA Merrill Lynch 1-3 Year Treasury Index and the Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index.

The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What were market conditions during the reporting period?

The year 2018 started with a positive tone, with financial markets fueled by the tailwind of the tax reform bill passed at the end of 2017. Over the course of the year, Treasury yields rose and the yield curve flattened, as the Federal Reserve (the Fed) continued to normalize interest rates. While Fed policymakers indicated in early 2018 that they would hike short-term interest rates three times during the calendar year, positive economic data allowed them to raise rates four times, with the last hike coming in December and putting the federal funds rate in a range between 2.25% and 2.50%. The inflation environment remained relatively benign, with core personal consumption expenditures (the Fed’s preferred inflation measure) only briefly hitting policymakers’ 2% year-over-year target before falling back to 1.8%. The combination of largely positive economic data and moderate inflation should have created a positive backdrop for risk assets, but the geopolitical environment often caused bouts of volatility. Concerns over North American Free Trade negotiations, fears Italy would leave the European Union, and the potential of a no-deal Brexit caused widespread investor unease. (Brexit refers to the United Kingdom’s efforts to leave the European Union.) In particular, tensions between the Trump administration and China drove persistent “trade war” headlines, as the US enacted 10% tariffs on $200 billion worth of Chinese imports, with those tariffs set to rise to 25% in 2019. In a tit-for-tat fashion, China enacted tariffs on $60 billion worth of US goods.

During the second half of 2018, market sentiment began to develop a more decisively risk-off tone. In addition to concerns about trade tensions, investors began to focus on decelerating corporate earnings and slowing global economic growth. These concerns drove the widening of credit spreads (yield differentials between corporate bonds and US Treasury securities of comparable duration), while exerting pressure on the equity markets and driving increased demand for US Treasuries. In December, financial markets experienced dramatic volatility, with 2-year and 10-year Treasury yields falling more than 30 basis points and the S&P 500 Index posting a negative return of -9.18%, its worst monthly return since the beginning of 2009. (A basis point is 1/100th of a percentage point.) In this environment, nearly all short-duration, non-government bond sectors recorded negative returns relative to duration-adjusted US Treasuries during the fourth quarter. Corporate credit was particularly affected, as negative news on individual companies exacerbated spread widening.

What strategies or holdings affected the Portfolio’s performance?

The largest contributors to the Portfolio’s performance during the reporting period were its allocations to commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities, and asset-backed securities (ABS). The Portfolio’s allocation to cash-equivalent investments, such as commercial paper, bank certificates of deposit, and repurchase agreements, also bolstered returns. The largest detractor from the Portfolio’s performance was security selection among investment-grade corporate bonds. The Portfolio’s overweight to investment-grade corporate bonds and its active currency exposure also detracted from returns.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST BlackRock Low Duration Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Coming into 2018, BlackRock anticipated that the US economy would continue to grow, interest rates would rise, particularly in the front end of the yield curve, and credit spreads would marginally tighten. In light of this view, the Portfolio was positioned with a shorter duration than the benchmark index, a neutral position in investment-grade corporate bonds, and elevated allocations to macro-sensitive sub-sectors of the fixed income market, such as ABS and CMBS. However, as risk-off sentiment drove spreads wider toward the end of the year, the Portfolio increased its overweight in investment-grade corporate bonds to approximately 14%. Its allocation to European banks was also reduced and shifted into energy and auto names. In addition, given the pressures facing emerging markets, the Portfolio’s allocation to emerging markets sovereign bonds was eliminated during the third quarter. Amid varying volatility during the reporting period, the Portfolio tactically increased and decreased exposure to agency mortgage-backed securities.

At the end of 2018, the Portfolio held an overweight versus the benchmark index in investment-grade corporate bonds. It also had allocations to mortgage-backed securities, CMBS, ABS, and high yield corporate bonds. The Portfolio maintained an underweight to lower-yielding government bond sectors, including nominal US Treasuries, foreign agency bonds, and agency debentures. From an interest rate perspective, the Portfolio was positioned with an underweight duration versus the benchmark index.

Derivatives had a minimal impact on the Portfolio’s returns during the reporting period. Derivatives are used as a broader risk management strategy. The Portfolio utilizes futures, currency forwards, swaps, and options to manage duration and yield curve exposure, take active currency positions, speculate on volatility, and hedge currency risk.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-5.33%	4.47%	8.83%
Blended Index	-4.15	4.88	8.57
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST T. Rowe Price Asset Allocation Portfolio returned -5.33%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

What were market conditions during the reporting period?

US stocks declined in 2018, reflecting the US market’s worst annual performance since 2008. US equities rose through much of the year, albeit sluggishly and with occasional pullbacks. After major indexes reached all-time highs in the third quarter, they subsequently plunged in the final months of the year.

Several major indexes ended the year in, or nearly in, bear market territory — down at least 20% from October highs — driven primarily by concerns over trade tensions, slowing global growth, and tightening monetary policy. The Federal Reserve (the Fed) continued to normalize monetary policy, with four interest rate hikes in 2018. However, a more dovish outlook for 2019 suggests three, rather than four, rate hikes in the coming year, while market expectations are for less than one hike in 2019, reflecting increased scrutiny around additional quantitative tightening. Expectations for slowing global growth also weighed on markets late in the period. As the tailwinds from the late-2017 tax reform begin to fade, corporate earnings growth in the US is expected to slow in 2019.

Developed international equity markets suffered steep declines and fared worse than US shares. Developed Asian markets delivered negative returns during the year, with Japanese shares among the worst performers, as the export-oriented country was hurt by global trade tensions throughout the year. Late in the year, the Japanese economy was reported to have contracted at a 2.5% annualized rate in the third quarter. European stocks were widely negative in US dollar terms as political turmoil, slowing growth, and global trade tensions weighed on various markets. UK shares tumbled over the year as uncertainty over the country’s withdrawal from the European Union persisted.

In this environment, multi-asset portfolios with relatively higher allocations to US investment-grade debt and other safe-haven assets would have outperformed their peers. On the other hand, those portfolios with relatively higher equity exposure, particularly to international developed and emerging markets equities, would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio trailed its blended benchmark. Unfavorable exposure to out-of-benchmark sectors drove underperformance, while tactical decisions detracted to a lesser extent.

The inclusion of diversifying sectors within the Portfolio was a key detractor from relative returns. Exposure to emerging markets and high yield bonds, which lagged the Bloomberg Barclays US Aggregate Bond Index, weighed on relative results. The inclusion of real assets equities, which trailed the blended equity benchmark for the year, also negatively impacted performance.

Tactical allocation decisions had a modest negative impact on relative results for the year as overweight allocations to international stocks relative to US stocks, and to small-cap US stocks relative to US large-cap stocks, weighed on relative returns. However, an underweight allocation to equities relative to fixed income and cash significantly offset these negative impacts, as stocks trailed bond and cash for the year, particularly during the equity market downturn in the fourth quarter. While the inclusion of real assets equities overall detracted from performance, a tactical underweight allocation to the sector moderated the negative impact and benefited relative returns.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Security selection within the underlying portfolios was mixed. Security selection within the US equity allocations was a key positive contributor to relative performance, as these portfolios outpaced their respective benchmarks for the year. This impact was offset by unfavorable security selection within the international equity allocation and, to a lesser extent, within the emerging markets and US investment-grade bond allocations, all of which trailed their respective benchmarks.

Regarding derivatives, at the end of the period, the Portfolio held non-deliverable forwards (NDFs), currency forwards, interest rate futures, interest rate swaps, credit default swaps (CDS), credit default swap indexes (CDX), index futures, and rights generating gross exposure of approximately 16.8%. The Portfolio also held interest rate future options, currency options, and CDX swaptions during the period. The estimated return impact from employing currency forwards was -4 basis points (bps), -54 bps from futures, 1 bp from options, a negligible return impact from rights, and -3 bps from swaps for the period. (One basis point equals 0.01%.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST T. Rowe Price Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are an investment grade with a maturity between one and three years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the ICE BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2018

AST BlackRock / Loomis Sayles Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	35.0%
U.S. Government Agency Obligations	29.7%
U.S. Treasury Obligations	13.5%
Asset-Backed Securities	9.4%
Residential Mortgage-Backed Securities	4.6%

AST BlackRock Low Duration Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	41.2%
Asset-Backed Securities	21.1%
Commercial Mortgage-Backed Securities	16.2%
U.S. Treasury Obligations	8.9%
U.S. Government Agency Obligations	6.9%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.2%
Amazon.com, Inc.	1.0%
Apple, Inc.	1.0%
U.S. Treasury Notes 2.000%, 08/31/21	0.8%
Alphabet, Inc. (Class C Stock)	0.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST BlackRock/Loomis Sayles Bond Portfolio	Actual	$1,000.00	$1,007.40	0.72%	$3.64
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

AST BlackRock Low Duration Bond Portfolio	Actual	$1,000.00	$1,009.30	0.74%	$3.75
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$944.50	0.88%	$4.31
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 106.0% ASSET-BACKED SECURITIES — 9.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 1.0%
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C	2.510%		01/08/21	7,051	$7,044,110
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B	2.110%		01/08/21	380	379,426
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C	2.880%		07/08/21	360	359,331
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	2,000	1,980,975
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	2,885	2,867,434
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 144A	2.720%		11/20/22	3,890	3,828,505
Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 144A	3.070%		09/20/23	2,870	2,846,167
CPS Auto Receivables Trust, Series 2015-C, Class C, 144A	3.420%		08/16/21	2,708	2,708,772
CPS Auto Trust, Series 2017-A, Class B, 144A	2.680%		05/17/21	2,070	2,063,301
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 144A	2.420%		11/15/23	528	527,703
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 144A	2.150%		04/15/24	1,229	1,223,578
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 144A	2.560%		10/15/25	1,345	1,336,360
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 144A	3.470%		05/17/27	1,330	1,327,516
Drive Auto Receivables Trust, Series 2016-BA, Class C, 144A	3.190%		07/15/22	678	677,886
Drive Auto Receivables Trust, Series 2017-1, Class B	2.360%		03/15/21	117	116,780
Drive Auto Receivables Trust, Series 2017-AA, Class C, 144A	2.980%		01/18/22	817	816,065
Exeter Automobile Receivables Trust, Series 2017-1A, Class A, 144A	1.960%		03/15/21	62	61,507
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 144A	2.790%		07/15/21	1,573	1,570,416
First Investors Auto Owner Trust, Series 2017-1A, Class A1, 144A	1.690%		04/15/21	64	63,864
Flagship Credit Auto Trust, Series 2016-1, Class A, 144A	2.770%		12/15/20	224	223,568
Santander Drive Auto Receivables Trust, Series 2018-2, Class B	3.030%		09/15/22	1,395	1,393,412
Santander Drive Auto Receivables Trust, Series 2018-2, Class C	3.350%		07/17/23	1,010	1,011,056

					34,427,732

Collateralized Loan Obligations — 3.4%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2R, 3 Month LIBOR + 1.100%, 144A	3.536%	(c)	07/15/26	889	888,480
Allegro CLO Ltd. (Cayman Islands), Series 2014-1RA, Class A1, 3 Month LIBOR + 1.080%, 144A	3.233%	(c)	10/21/28	260	258,912
ALM Ltd. (Cayman Islands), Series 2012-5A, Class A1R3, 3 Month LIBOR + 0.910%, 144A	3.355%	(c)	10/18/27	850	847,124
ALM Ltd. (Cayman Islands), Series 2012-6A, Class A2R3, 3 Month LIBOR + 1.400%, 144A	3.836%	(c)	07/15/26	277	271,831

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
ALM Ltd. (Cayman Islands), Series 2015-12A, Class BR2, 3 Month LIBOR + 1.650%, 144A	4.086%	(c)	04/16/27	370	$351,584
ALM Ltd. (Cayman Islands), Series 2015-16A, Class A2R2, 3 Month LIBOR + 1.500%, 144A	3.936%	(c)	07/15/27	1,020	1,005,314
ALM Ltd. (Cayman Islands), Series 2015-16A, Class BR2, 3 Month LIBOR + 1.900%, 144A	4.336%	(c)	07/15/27	410	392,480
AMMC CLO Ltd. (Cayman Islands), Series 2013-12A, Class AR, 3 Month LIBOR + 1.200%, 144A	3.818%	(c)	11/10/30	500	497,406
AMMC CLO Ltd. (Cayman Islands), Series 2013-13A, Class A1LR, 3 Month LIBOR + 1.260%, 144A	3.747%	(c)	07/24/29	590	590,452
AMMC CLO Ltd. (Cayman Islands), Series 2016-19A, Class C, 3 Month LIBOR + 2.800%, 144A	5.236%	(c)	10/15/28	180	179,706
AMMC CLO Ltd. (Cayman Islands), Series 2017-21A, Class A, 3 Month LIBOR + 1.250%, 144A	3.808%	(c)	11/02/30	250	249,291
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1R, 3 Month LIBOR + 1.250%, 144A	3.686%	(c)	10/13/30	490	487,385
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3RA, Class A, 3 Month LIBOR + 1.050%, 144A	3.559%	(c)	01/28/31	380	375,841
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3RA, Class B, 3 Month LIBOR + 1.500%, 144A	4.009%	(c)	01/28/31	440	429,669
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3RA, Class C, 3 Month LIBOR + 1.850%, 144A	4.359%	(c)	01/28/31	250	233,762
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-4RA, Class C, 3 Month LIBOR + 1.850%, 144A	4.359%	(c)	01/28/31	650	613,123
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5RA, Class B, 3 Month LIBOR + 1.450%, 144A	3.886%	(c)	01/15/30	1,420	1,387,492
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5RA, Class C, 3 Month LIBOR + 1.850%, 144A	4.286%	(c)	01/15/30	640	606,505
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 3 Month LIBOR + 0.013%, 144A	3.706%	(c)	07/15/30	1,030	1,019,735
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-7A, Class B1R, 3 Month LIBOR + 1.300%, 144A	3.736%	(c)	10/15/27	650	644,028
Apidos CLO (Cayman Islands), Series 2013-12A, Class AR, 3 Month LIBOR + 1.080%, 144A	3.516%	(c)	04/15/31	765	757,219
Apidos CLO (Cayman Islands), Series 2013-15A, Class A1RR, 3 Month LIBOR + 1.010%, 144A	3.479%	(c)	04/20/31	500	491,262
Apidos CLO (Cayman Islands), Series 2013-16A, Class A1R, 3 Month LIBOR + 0.980%, 144A	3.430%	(c)	01/19/25	728	727,179
Apidos CLO (Cayman Islands), Series 2018-18A, Class A1, 3 Month LIBOR + 1.140%, 144A	3.609%	(c)	10/22/30	250	247,650
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands), Series 2017-FL3, Class A, 1 Month LIBOR + 0.990%, 144A	3.445%	(c)	12/15/27	700	696,148

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2016-FL1A, Class A, 1 Month LIBOR + 1.700%, 144A	4.155%	(c)	09/15/26	950	$939,065
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2017-FL2, Class A, 1 Month LIBOR + 0.990%, 144A	3.445%	(c)	08/15/27	330	328,754
Ares CLO Ltd. (Cayman Islands), Series 2015-1A, Class A2R, 3 Month LIBOR + 1.950%, 144A	4.701%	(c)	12/05/25	330	329,182
ARI Investments LLC^	—%	(p)	01/06/25	1,070	1,069,999
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 3 Month LIBOR + 0.980%, 144A	3.429%	(c)	07/17/26	566	564,491
Avery Point CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 3 Month LIBOR + 1.050%, 144A	3.632%	(c)	08/05/27	640	635,067
Avery Point CLO Ltd. (Cayman Islands), Series 2015-6A, Class BR, 3 Month LIBOR + 1.500%, 144A	4.082%	(c)	08/05/27	420	407,721
Avery Point CLO Ltd. (Cayman Islands), Series 2015-7A, Class A1, 3 Month LIBOR + 1.500%, 144A	3.936%	(c)	01/15/28	460	460,172
Babson CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 1.190%, 144A	3.659%	(c)	10/20/30	520	516,930
Babson CLO Ltd. (Cayman Islands), Series 2015-IA, Class BR, 3 Month LIBOR + 1.400%, 144A	3.869%	(c)	01/20/31	250	241,178
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.590%, 144A	4.026%	(c)	10/15/28	440	437,788
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIA, Class A1R, 3 Month LIBOR + 1.240%, 144A	3.685%	(c)	10/18/29	2,210	2,203,551
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIA, Class A2R, 3 Month LIBOR + 1.720%, 144A	4.165%	(c)	10/18/29	623	616,431
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIIA, Class A1AR, 3 Month LIBOR + 0.780%, 144A	3.225%	(c)	07/18/27	470	465,062
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2018-5BA, Class A1A, 3 Month LIBOR + 1.090%, 144A	3.559%	(c)	04/20/31	1,000	985,107
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1R, 3 Month LIBOR + 1.180%, 144A	3.649%	(c)	10/22/30	810	804,890
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1R, 3 Month LIBOR + 1.000%, 144A	3.469%	(c)	04/20/31	4,250	4,181,876
Bowman Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 0.012%, 144A	3.857%	(c)	11/23/25	650	648,796
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1RR, 3 Month LIBOR + 1.000%, 144A	3.436%	(c)	01/15/31	370	364,371
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.010%, 144A	3.419%	(c)	04/17/31	560	550,817

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-1A, Class CR, 3 Month LIBOR + 2.000%, 144A	4.469%	(c)	04/20/27	250	$248,747
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-3A, Class A2R, 3 Month LIBOR + 1.600%, 144A	4.109%	(c)	07/28/28	360	356,185
CBAM Ltd. (Cayman Islands), Series 2017-2A, Class B1, 3 Month LIBOR + 1.750%, 144A	4.199%	(c)	10/17/29	590	581,298
CBAM Ltd. (Cayman Islands), Series 2017-3A, Class A, 3 Month LIBOR + 1.230%, 144A	3.679%	(c)	10/17/29	720	717,540
CBAM Ltd. (Cayman Islands), Series 2017-3A, Class B1, 3 Month LIBOR + 1.700%, 144A	4.149%	(c)	10/17/29	250	245,564
Cedar Funding CLO Ltd. (Cayman Islands), Series 2014-4A, Class AR, 3 Month LIBOR + 1.230%, 144A	3.707%	(c)	07/23/30	550	548,247
Cedar Funding CLO Ltd. (Cayman Islands), Series 2016-5A, Class A1R, 3 Month LIBOR + 1.100%, 144A	3.549%	(c)	07/17/31	850	836,394
Cedar Funding CLO Ltd. (Cayman Islands), Series 2016-6A, Class AR, 3 Month LIBOR + 1.090%, 144A	3.559%	(c)	10/20/28	2,340	2,320,373
Cedar Funding CLO Ltd. (Cayman Islands), Series 2017-8A, Class A1, 3 Month LIBOR + 1.250%, 144A	3.699%	(c)	10/17/30	3,018	3,001,319
Cedar Funding CLO Ltd. (Cayman Islands), Series 2017-8A, Class B, 3 Month LIBOR + 1.700%, 144A	4.149%	(c)	10/17/30	560	549,010
Cent CLO Ltd. (Cayman Islands), Series 2015-24A, Class A1R, 3 Month LIBOR + 1.070%, 144A	3.506%	(c)	10/15/26	630	627,586
CIFC Funding Ltd. (Cayman Islands), Series 2014-4RA, Class A1A, 3 Month LIBOR + 1.130%, 144A	3.592%	(c)	10/17/30	1,450	1,445,209
CIFC Funding Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 0.780%, 144A	3.216%	(c)	04/15/27	250	247,527
CIFC Funding Ltd. (Cayman Islands), Series 2015-2A, Class CR, 3 Month LIBOR + 1.700%, 144A	4.136%	(c)	04/15/27	850	834,162
CIFC Funding Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.240%, 144A	3.709%	(c)	04/20/30	2,250	2,242,755
Galaxy CLO Ltd. (Cayman Islands), Series 2013-15A, Class AR, 3 Month LIBOR + 1.200%, 144A	3.636%	(c)	10/15/30	1,010	1,004,547
Galaxy CLO Ltd. (Cayman Islands), Series 2018-29A, Class C, 3 Month LIBOR + 1.680%, 144A	4.296%	(c)	11/15/26	250	244,405
GoldenTree Loan Opportunities Ltd. (Cayman Islands), Series 2014-9A, Class AR2, 3 Month LIBOR + 1.110%, 144A	3.619%	(c)	10/29/29	4,500	4,471,897
Greystone Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2017-FL1A, Class A, 1 Month LIBOR + 1.550%, 144A	4.005%	(c)	03/15/27	250	248,223
Greywolf CLO Ltd. (Cayman Islands), Series 2014-2A, Class BR, 3 Month LIBOR + 2.350%, 144A	4.799%	(c)	01/17/27	250	249,711

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A1R, 3 Month LIBOR + 0.010%, 144A	3.582%	(c)	02/05/31	5,040	$4,953,648
Kayne CLO Ltd. (Cayman Islands), Series 2018-2A, Class A, 3 Month LIBOR + 1.240%, 144A	3.890%	(c)	10/15/31	5,000	4,950,144
Kayne CLO Ltd. (Cayman Islands), Series 2018-2A, Class B, 3 Month LIBOR + 1.900%, 144A	4.550%	(c)	10/15/31	1,250	1,222,888
LCM LP (Cayman Islands), Series 20A, Class AR, 3 Month LIBOR + 1.040%, 144A	3.379%	(c)	10/20/27	4,500	4,467,239
LCM LP (Cayman Islands), Series 20A, Class BR, 3 Month LIBOR + 1.550%, 144A	3.889%	(c)	10/20/27	750	740,454
LCM Ltd. (Cayman Islands), Series 26A, Class A1, 3 Month LIBOR + 1.070%, 144A	3.539%	(c)	01/20/31	1,510	1,492,418
Madison Park Funding Ltd. (Cayman Islands), Series 2015-18A, Class A1R, 3 Month LIBOR + 1.190%, 144A	3.659%	(c)	10/21/30	2,950	2,916,200
Madison Park Funding Ltd. (Cayman Islands), Series 2017-23A, Class A, 3 Month LIBOR + 1.210%, 144A	3.719%	(c)	07/27/30	950	945,548
Madison Park Funding Ltd. (Cayman Islands), Series 2017-26A, Class AR, 3 Month LIBOR + 1.200%, 144A	3.709%	(c)	07/29/30	970	964,819
Marble Point CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.180%, 144A	3.625%	(c)	12/18/30	490	484,358
Mountain Hawk CLO Ltd. (Cayman Islands), Series 2013-2A, Class BR, 3 Month LIBOR + 1.600%, 144A	4.069%	(c)	07/20/24	634	633,991
MP CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 1.250%, 144A	3.719%	(c)	10/20/30	590	586,780
MP CLO Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.080%, 144A	3.234%	(c)	10/18/28	320	317,547
MP CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 0.910%, 144A	3.419%	(c)	10/28/27	990	980,051
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.009%, 144A	3.286%	(c)	01/15/28	250	247,524
Neuberger Berman Loan Advisers CLO (Cayman Islands), Series 2017-26A, Class A, 3 Month LIBOR + 1.170%, 144A	3.615%	(c)	10/18/30	1,030	1,021,728
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 0.011%, 144A	3.588%	(c)	04/26/31	220	216,899
OCP CLO Ltd. (Cayman Islands), Series 2015-10A, Class A1R, 3 Month LIBOR + 0.820%, 144A	3.328%	(c)	10/26/27	160	158,030
OCP CLO Ltd. (Cayman Islands), Series 2016-12A, Class A1R, 3 Month LIBOR + 1.120%, 144A	3.565%	(c)	10/18/28	1,159	1,151,891
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 3 Month LIBOR + 0.013%, 144A	3.696%	(c)	07/15/30	1,910	1,901,059
Octagon Investment Partners 24 Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	3.546%	(c)	05/21/27	2,720	2,712,476

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Octagon Investment Partners 24 Ltd. (Cayman Islands), Series 2015-1A, Class A2AR, 3 Month LIBOR + 1.350%, 144A	3.996%	(c)	05/21/27	1,810	$1,761,888
Octagon Investment Partners 33 Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.190%, 144A	3.659%	(c)	01/20/31	260	258,419
Octagon Investment Partners Ltd. (Cayman Islands), Series 2013-1A, Class A1R2, 3 Month LIBOR + 1.000%, 144A	3.490%	(c)	01/25/31	1,990	1,955,252
Octagon Investment Partners Ltd. (Cayman Islands), Series 2018-18A, Class A1A, 3 Month LIBOR + 0.960%, 144A	3.396%	(c)	04/16/31	1,250	1,230,162
OFSI Fund Ltd. (Cayman Islands), Series 2014-6A, Class A2R, 3 Month LIBOR + 1.130%, 144A	3.566%	(c)	03/20/25	2,265	2,255,632
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-9A, Class A1R, 3 Month LIBOR + 1.010%, 144A	3.479%	(c)	10/20/25	587	586,706
OZLM Funding Ltd. (Cayman Islands), Series 2012-1A, Class A1R2, 3 Month LIBOR + 1.230%, 144A	3.699%	(c)	07/23/29	500	498,401
OZLM Funding Ltd. (Cayman Islands), Series 2013-3A, Class BR, 3 Month LIBOR + 3.000%, 144A	5.469%	(c)	01/22/29	2,250	2,246,135
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 3 Month LIBOR + 0.013%, 144A	3.719%	(c)	10/22/30	290	288,472
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A2R, 3 Month LIBOR + 1.700%, 144A	4.169%	(c)	10/22/30	380	374,173
OZLM Ltd. (Cayman Islands), Series 2014-7RA, Class A1R, 3 Month LIBOR + 0.010%, 144A	3.459%	(c)	07/17/29	1,250	1,235,697
OZLM Ltd. (Cayman Islands), Series 2015-14A, Class A2AR, 3 Month LIBOR + 1.700%, 144A	4.136%	(c)	01/15/29	1,050	1,038,234
OZLM Ltd. (Cayman Islands), Series 2017-19A, Class A1, 3 Month LIBOR + 1.220%, 144A	3.656%	(c)	11/22/30	400	398,228
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 0.011%, 144A	3.579%	(c)	01/17/31	250	247,213
Palmer Square CLO Ltd. (Cayman Islands), Series 2018-3A, Class A2, 3 Month LIBOR + 1.350%, 144A	3.966%	(c)	08/15/26	527	523,723
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2017-1A, Class A2, 3 Month LIBOR + 1.300%, 144A	3.736%	(c)	10/15/25	1,280	1,280,505
Parallel Ltd. (Cayman Islands), Series 2015-1A, Class C1R, 3 Month LIBOR + 1.750%, 144A	4.219%	(c)	07/20/27	250	240,905
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A2, 3 Month LIBOR + 1.700%, 144A	4.314%	(c)	11/14/29	580	570,325
Race Point CLO Ltd. (Cayman Islands), Series 2016-10A, Class A1R, 3 Month LIBOR + 1.100%, 144A	3.590%	(c)	07/25/31	1,360	1,344,772
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.370%, 144A	3.806%	(c)	04/15/29	2,050	2,051,873

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-1A, Class B, 3 Month LIBOR + 1.800%, 144A	4.236%	(c)	04/15/29	870	$870,378
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-2A, Class B, 3 Month LIBOR + 1.750%, 144A	4.186%	(c)	10/15/29	920	906,281
Rockford Tower CLO Ltd. (Cayman Islands), Series 2017-3A, Class A, 3 Month LIBOR + 1.190%, 144A	3.659%	(c)	10/20/30	850	840,569
RR 3 Ltd. (Cayman Islands), Series 2018-3A, Class A1R2, 3 Month LIBOR + 1.090%, 144A	3.526%	(c)	01/15/30	740	728,266
Sound Point CLO Ltd. (Cayman Islands), Series 2016-2A, Class A, 3 Month LIBOR + 1.660%, 144A	4.129%	(c)	10/20/28	740	739,883
Sound Point CLO Ltd. (Cayman Islands), Series 2016-3A, Class A, 3 Month LIBOR + 1.530%, 144A	4.007%	(c)	01/23/29	1,830	1,831,036
Sound Point CLO Ltd. (Cayman Islands), Series 2016-3A, Class C, 3 Month LIBOR + 2.650%, 144A	5.127%	(c)	01/23/29	250	246,177
Sound Point CLO Ltd. (Cayman Islands), Series 2017-4A, Class B, 3 Month LIBOR + 1.800%, 144A	4.269%	(c)	01/21/31	500	467,632
Steele Creek CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.250%, 144A	3.686%	(c)	01/15/30	370	368,021
TCI-Flatiron CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.200%, 144A	3.840%	(c)	11/17/30	630	626,692
TIAA CLO Ltd. (Cayman Islands), Series 2017-1A, Class A, 3 Month LIBOR + 1.280%, 144A	3.749%	(c)	04/20/29	510	508,998
TICP CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.800%, 144A	3.269%	(c)	07/20/27	1,000	990,172
Venture CLO Ltd. (Cayman Islands), Series 2014-18A, Class AR, 3 Month LIBOR + 1.220%, 144A	3.656%	(c)	10/15/29	2,365	2,365,012
Voya CLO Ltd. (Cayman Islands), Series 2017-4A, Class A1, 3 Month LIBOR + 1.130%, 144A	3.566%	(c)	10/15/30	610	604,758
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 0.013%, 144A	3.789%	(c)	04/20/29	490	490,370
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-3A, Class A1, 3 Month LIBOR + 0.012%, 144A	3.599%	(c)	01/17/31	560	551,630
York CLO Ltd. (Cayman Islands), Series 2016-1A, Class AR, 3 Month LIBOR + 1.250%, 144A	3.719%	(c)	10/20/29	350	349,107
York CLO Ltd. (Cayman Islands), Series 2016-1A, Class BR, 3 Month LIBOR + 1.750%, 144A	4.219%	(c)	10/20/29	490	483,043

					119,441,957

Consumer Loans — 0.5%
Lendmark Funding Trust, Series 2017-1A, Class A, 144A	2.830%		12/22/25	3,080	3,038,876

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Consumer Loans (continued)
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190%		03/18/26	1,204	$1,203,241
OneMain Financial Issuance Trust, Series 2015-1A, Class B, 144A	3.850%		03/18/26	3,800	3,810,291
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 144A	4.320%		07/18/25	1,370	1,370,951
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	3,320	3,326,028
OneMain Financial Issuance Trust, Series 2016-2A, Class A, 144A	4.100%		03/20/28	953	955,584
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	1,679	1,662,400
Springleaf Funding Trust, Series 2015-AA, Class B, 144A	3.620%		11/15/24	1,613	1,610,409

					16,977,780

Credit Cards — 0.1%
World Financial Network Credit Card Master Trust, Series 2016-A, Class A	2.030%		04/15/25	1,845	1,796,795
World Financial Network Credit Card Master Trust, Series 2016-C, Class A	1.720%		08/15/23	2,805	2,774,593

					4,571,388

Home Equity Loans — 0.6%
Bayview Financial Revolving Asset Trust, Series 2004-B, Class A2, 1 Month LIBOR + 1.300%, 144A	3.806%	(c)	05/28/39	137	114,105
Bayview Financial Revolving Asset Trust, Series 2005-A, Class A1, 1 Month LIBOR + 1.000%, 144A	3.506%	(c)	02/28/40	572	549,496
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, 1 Month LIBOR + 1.000%, 144A	3.506%	(c)	12/28/40	297	287,731
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1 Month LIBOR + 1.200%	3.515%	(c)	01/25/36	39	38,807
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE3, Class 1A4, 1 Month LIBOR + 0.350%	2.856%	(c)	04/25/37	1,512	1,184,906
Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3B, 1 Month LIBOR + 0.200%	2.706%	(c)	05/25/37	1,559	1,152,468
Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3C, 1 Month LIBOR + 0.270%	2.776%	(c)	05/25/37	708	527,930
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 1 Month LIBOR + 0.300%, 144A	2.755%	(c)	12/15/33	268	250,275
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 5F1A, 1 Month LIBOR + 0.240%, 144A	2.695%	(c)	12/15/35	254	244,565
CWHEQ Revolving Home Equity Loan Trust, Series 2006-H, Class 1A, 1 Month LIBOR + 0.150%	2.605%	(c)	11/15/36	448	366,621
EMC Mortgage Loan Trust, Series 2001-A, Class A, 1 Month LIBOR + 0.740%, 144A	3.246%	(c)	05/25/40	842	827,828

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Home Equity Loans (continued)
GSAA Home Equity Trust, Series 2007-2, Class AF3	5.917%	(cc)	03/25/37	133	$46,298
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 1 Month LIBOR + 2.025%	4.531%	(c)	07/25/34	154	152,886
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, 1 Month LIBOR + 0.270%	2.776%	(c)	05/25/36	290	274,720
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE7, Class A2C, 1 Month LIBOR + 1.250%	3.756%	(c)	07/25/37	8,600	7,928,377
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC1, Class A1, 1 Month LIBOR + 0.130%	2.636%	(c)	11/25/36	2,784	1,656,829
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, 1 Month LIBOR + 0.180%	2.686%	(c)	06/25/37	66	65,501
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 1A1	5.866%		01/25/37	561	523,337
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1	5.866%		01/25/37	679	635,221
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 1A1	5.820%		03/25/37	2,629	2,574,180
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A1, 1 Month LIBOR + 0.190%, 144A	2.696%	(c)	11/25/36	600	353,215
WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A3, 1 Month LIBOR + 0.250%	2.756%	(c)	04/25/37	1,930	990,601
WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A4, 1 Month LIBOR + 0.360%	2.866%	(c)	04/25/37	205	106,618
Yale Mortgage Loan Trust, Series 2007-1, Class A, 1 Month LIBOR + 0.400%, 144A	2.906%	(c)	06/25/37	525	216,226

					21,068,741

Manufactured Housing — 0.1%
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class B2, 144A	—%	(p)	08/15/30	380	277,126
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1	7.930%	(cc)	12/10/25	680	441,119
Conseco Finance Securitizations Corp., Series 2000-4, Class A5	7.970%		05/01/32	1,362	595,464
Conseco Finance Securitizations Corp., Series 2000-5, Class A6	7.960%		05/01/31	577	336,128
Conseco Finance Securitizations Corp., Series 2000-5, Class A7	8.200%		05/01/31	1,053	630,146
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A2	5.260%	(cc)	01/15/19	203	151,298
Origen Manufactured Housing Contract Trust, Series 2001-A, Class M1	7.820%	(cc)	03/15/32	204	200,947
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, 1 Month LIBOR + 1.200%, 144A	3.655%	(c)	10/15/37	509	485,144

					3,117,372

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Other — 1.1%
B2R Mortgage Trust, Series 2015-1, Class A1, 144A	2.524%		05/15/48	89	$88,117
Coinstar Funding LLC, Series 2017-1A, Class A2, 144A	5.216%		04/25/47	4,905	4,959,457
Colony American Finance Ltd. (Cayman Islands), Series 2015-1, Class A, 144A	2.896%		10/15/47	2,289	2,274,958
Goldman Sachs Group, Inc. (The), Series 2018-14	2.844%		02/08/19	13,000	12,991,890
Home Partners of America Trust, Series 2016-2, Class A, 1 Month LIBOR + 1.150%, 144A	3.605%	(c)	10/17/33	147	147,553
Invitation Homes Trust, Series 2018-SFR1, Class F, 1 Month LIBOR + 2.500%, 144A	4.955%	(c)	03/17/37	250	247,989
Invitation Homes Trust, Series 2018-SFR2, Class A, 1 Month LIBOR + 0.900%, 144A	3.355%	(c)	06/17/37	6,043	5,972,741
Invitation Homes Trust, Series 2018-SFR3, Class A, 1 Month LIBOR + 1.000%, 144A	3.455%	(c)	07/17/37	468	465,516
Invitation Homes Trust, Series 2018-SFR3, Class E, 1 Month LIBOR + 2.000%, 144A	4.455%	(c)	07/17/37	370	366,288
Litigation Fee Residual Funding Trust, Series 2015-1, Class A^	4.000%		10/30/27	1,135	1,129,732
LoanCore Issuer Ltd. (Cayman Islands), Series 2018-CRE1, Class A, 1 Month LIBOR + 1.130%, 144A	3.585%	(c)	05/15/28	1,250	1,243,405
Marathon Ltd. (Cayman Islands), Series 2018-FL1, Class A, 1 Month LIBOR + 1.150%, 144A	3.605%	(c)	06/15/28	290	286,545
MCM Trust, Series 2018-NPL 1^	—%	(p)	05/28/58	2,110	337,600
MCM Trust, Series 2018-NPL 2^	—%	(p)	10/25/28	3,260	926,650
MCM Trust, Series 2018-NPL 2	4.000%		10/25/28	2,410	2,376,722
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 144A	4.262%		09/05/48	3,486	3,500,765
Progress Residential Trust, Series 2015-SFR2, Class A, 144A	2.740%		06/12/32	629	621,110
Progress Residential Trust, Series 2017-SFR1, Class A, 144A	2.768%		08/17/34	538	528,045
Progress Residential Trust, Series 2018-SFR1, Class F, 144A	4.778%		03/17/35	100	99,050
Tricon American Homes Trust, Series 2017-SFR2, Class F, 144A	5.104%		01/17/36	190	191,037

					38,755,170

Residential Mortgage-Backed Securities — 2.3%
Ajax Mortgage Loan Trust, Series 2017-D, Class A, 144A	3.750%		12/25/57	2,088	2,096,106
Ajax Mortgage Loan Trust, Series 2017-D, Class B, 144A^	—%	(p)	12/25/57	1,710	769,668
Ajax Mortgage Loan Trust, Series 2018-A, Class B, 144A^	—%	(p)	04/25/58	454	249,943
Ajax Mortgage Loan Trust, Series 2018-B, Class B, 144A	—%	(p)	02/26/57	599	192,448
Ajax Mortgage Loan Trust, Series 2018-D, Class A, 144A^	3.750%	(cc)	08/26/58	2,152	2,112,704
Ajax Mortgage Loan Trust, Series 2018-D, Class B, 144A^	—%	(p)	08/26/58	527	295,103
Ajax Mortgage Loan Trust, Series 2018-E, Class A, 144A	4.375%	(cc)	06/25/58	860	856,117

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
Ajax Mortgage Loan Trust, Series 2018-E, Class B, 144A	5.250%	(cc)	06/25/58	160	$157,214
Ajax Mortgage Loan Trust, Series 2018-E, Class C, 144A^	—%	(p)	06/25/58	380	109,064
Ajax Mortgage Loan Trust, Series 2018-F, Class A, 144A	4.375%	(cc)	11/25/58	3,650	3,633,688
Ajax Mortgage Loan Trust, Series 2018-F, Class B, 144A	5.250%	(cc)	11/25/58	480	471,643
Ajax Mortgage Loan Trust, Series 2018-F, Class C, 144A^	—%	(p)	11/25/58	1,240	517,394
Ajax Mortgage Loan Trust, Series 2018-G, Class A, 144A^	4.375%		06/25/57	2,994	2,980,221
Ajax Mortgage Loan Trust, Series 2018-G, Class B, 144A^	5.250%		06/25/57	352	344,079
Ajax Mortgage Loan Trust, Series 2018-G, Class C, 144A^	5.250%		06/25/57	901	831,220
Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 144A	4.000%		04/28/55	935	935,833
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 144A	3.000%	(cc)	03/28/57	481	470,814
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 144A	3.500%	(cc)	05/28/69	2,580	2,558,093
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 144A	4.000%	(cc)	10/28/64	1,572	1,576,928
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 144A	4.000%	(cc)	06/28/54	496	496,625
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class A, 144A	4.000%	(cc)	11/28/53	626	628,576
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class M1, 1 Month LIBOR + 0.550%	3.056%	(c)	06/25/36	5,100	5,046,168
Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A3, 1 Month LIBOR + 0.160%	2.666%	(c)	10/25/36	696	511,730
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, 1 Month LIBOR + 0.320%	2.826%	(c)	11/25/36	580	489,116
Countrywide Asset-Backed Certificates Trust, Series 2005-16, Class 1AF	5.690%	(cc)	05/25/36	818	795,848
Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160%	2.666%	(c)	09/25/46	70	69,023
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB2, Class AF4	3.459%	(cc)	12/25/36	122	109,624
Credit-Based Asset Servicing & Securitization Trust, Series 2007-CB5, Class A2, 1 Month LIBOR + 0.170%	2.485%	(c)	04/25/37	245	181,283
CSMC Trust, Series 2018-RPL8, Class A1, 144A	4.070%		07/25/58	2,826	2,822,089
Fannie Mae Grantor Trust, Series 2002-T10, Class A1, 1 Month LIBOR + 0.120%	2.555%	(c)	06/25/32	515	511,024
Fremont Home Loan Trust, Series 2006-3, Class 1A1, 1 Month LIBOR + 0.140%	2.646%	(c)	02/25/37	1,457	1,118,284
Fremont Home Loan Trust, Series 2006-3, Class 2A3, 1 Month LIBOR + 0.170%	2.676%	(c)	02/25/37	18,082	9,259,207
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, 1 Month LIBOR + 0.250%	2.756%	(c)	12/25/35	103	101,802

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2A, 1 Month LIBOR + 0.040%	2.546%	(c)	08/25/36	230	$136,736
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1 Month LIBOR + 0.150%	2.656%	(c)	08/25/36	4,187	2,559,079
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2C, 1 Month LIBOR + 0.240%	2.746%	(c)	08/25/36	302	188,427
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A3, 1 Month LIBOR + 0.200%	2.706%	(c)	07/25/37	677	423,406
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, 1 Month LIBOR + 0.090%, 144A	2.596%	(c)	06/25/37	123	86,908
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A4, 1 Month LIBOR + 0.300%, 144A	2.806%	(c)	06/25/37	9,760	7,113,368
Lehman XS Trust, Series 2007-2N, Class 3A3, 1 Month LIBOR + 0.170%	2.676%	(c)	02/25/37	9,191	7,398,221
Long Beach Mortgage Loan Trust, Series 2006-2, Class 1A, 1 Month LIBOR + 0.180%	2.686%	(c)	03/25/46	941	700,199
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A3, 1 Month LIBOR + 0.180%	2.686%	(c)	05/25/46	769	308,290
Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A3, 1 Month LIBOR + 0.160%	2.666%	(c)	08/25/36	981	514,304
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A3, 1 Month LIBOR + 0.160%	2.666%	(c)	09/25/36	607	235,094
Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A2, 1 Month LIBOR + 0.110%	2.616%	(c)	10/25/36	324	138,744
Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A3, 1 Month LIBOR + 0.160%	2.666%	(c)	10/25/36	1,302	560,751
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1 Month LIBOR + 0.260%, 144A	2.766%	(c)	06/25/46	153	142,765
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 1 Month LIBOR + 0.240%	2.746%	(c)	05/25/37	434	289,993
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 144A	2.500%	(cc)	04/25/57	834	816,324
Mill City Mortgage Trust, Series 2015-2, Class A1, 144A	3.000%	(cc)	09/25/57	3	2,519
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, 1 Month LIBOR + 0.400%, 144A	2.906%	(c)	10/25/36	341	304,787
PRPM LLC, Series 2017-1A, Class A1, 144A	4.250%		01/25/22	59	59,081
RAMP Trust, Series 2007-RS1, Class A3, 1 Month LIBOR + 0.170%	2.676%	(c)	02/25/37	419	214,737
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, 1 Month LIBOR + 0.160%	2.666%	(c)	07/25/36	211	66,639
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1 Month LIBOR + 0.795%	3.301%	(c)	01/25/35	15	14,139
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A1, 1 Month LIBOR + 0.230%, 144A	2.736%	(c)	01/25/37	10,253	7,406,697
Towd Point Mortgage Trust, Series 2015-1, Class A5, 144A	3.802%	(cc)	10/25/53	930	951,241

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
Towd Point Mortgage Trust, Series 2015-4, Class M2, 144A	3.750%	(cc)	04/25/55	1,145	$1,133,852
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 144A	2.750%	(cc)	08/25/55	1,764	1,728,427
Towd Point Mortgage Trust, Series 2016-2, Class M2, 144A	3.000%	(cc)	08/25/55	1,080	992,984
Towd Point Mortgage Trust, Series 2018-3, Class A1, 144A	3.750%	(cc)	05/25/58	3,229	3,226,612
WaMu Asset-Backed Certificates Trust, Series 2006-HE4, Class 2A2, 1 Month LIBOR + 0.180%	2.686%	(c)	09/25/36	1,325	623,146
WaMu Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A, 1 Month LIBOR + 0.155%	2.661%	(c)	10/25/36	548	445,828

					82,081,977

Student Loans — 0.3%
Navient Private Education Loan Trust, Series 2014-AA, Class B, 144A	3.500%		08/15/44	3,000	2,942,057
Navient Private Education Loan Trust, Series 2016-AA, Class B, 144A	3.500%	(cc)	12/16/58	900	859,789
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 3 Month LIBOR + 0.330%	3.118%	(c)	03/15/24	3,413	3,400,541
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3, 3 Month LIBOR + 0.200%	2.988%	(c)	06/15/23	538	537,050
SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 144A	3.020%		10/25/27	771	770,787

					8,510,224

TOTAL ASSET-BACKED SECURITIES (cost $331,050,877)					328,952,341

BANK LOANS — 1.3%
Auto Parts & Equipment — 0.0%
Altra Industrial Motion Corp., Term Loan	—%	(p)	09/25/25	699	664,433

Building Materials — 0.0%
Foundation Building Materials Holding Company LLC, Term Loan, 1 Month LIBOR + 0.033%	5.705%	(c)	08/13/25	665	626,763

Commercial Services — 0.1%
Caliber Home Loans, Inc., Term Loan, 1 Month LIBOR + 0.033%^	5.599%	(c)	04/24/21	2,578	2,577,655

Cosmetics/Personal Care — 0.1%
Coty, Inc., Term Loan	—%	(p)	04/07/25	2,192	2,019,400

Diversified Financial Services — 0.4%
Goldman Sachs Bank USA, Term Loan, 1 Month LIBOR + 1.900%^	4.240%	(c)	08/26/20	847	847,061
Goldman Sachs Lending Partners LLC, Term Loan, 1 Month LIBOR + 1.750%^	4.090%	(c)	09/17/20	2,064	2,064,198
LSTAR Financing, Term Loan^	—%	(p)	04/01/21	6,564	6,547,461
Roundpoint Mortgage Servicing Corp., Closing Date Term Loan, 1 Month LIBOR + 0.034%^	5.845%	(c)	08/27/20	3,494	3,493,520

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Diversified Financial Services (continued)
					$12,952,240

Electric — 0.1%
AES Corp., Term Loan^	—%	(p)	05/31/22	2,194	2,144,778
Energizer Holdings, Term Loan^	—%	(p)	06/20/25	395	381,175
Pioneer Energy Services Corp., Term Loan, 1 Month LIBOR + 0.078%^	10.205%	(c)	11/08/22	1,310	1,290,209
Resideo Funding, Inc., Term Loan	—%	(p)	10/24/25	248	238,545

					4,054,707

Engineering & Construction — 0.0%
Frontdoor, Inc., Term Loan^	—%	(p)	08/14/25	260	249,873
Ply Gem Midco, Inc., Initial Term Loan, 1 Month LIBOR + 0.038%^	6.175%	(c)	04/12/25	554	504,102

					753,975

Entertainment — 0.0%
Stars Group Holdings BV, USD Term Loan, 1 Month LIBOR + 0.035%	6.303%	(c)	07/10/25	1,020	985,856

Environmental Control — 0.1%
NRC US Holding Company LLC, Initial Term Loan, 1 Month LIBOR + 0.053%^	8.053%	(c)	06/11/24	1,321	1,304,709
Robertshaw US Holding Corp., Initial Term Loan (Second Lien), 1 Month LIBOR + 0.080%^	10.563%	(c)	02/28/26	315	286,650

					1,591,359

Lodging — 0.0%
Wynn Resorts, Ltd., Term Facility Loan, 1 Month LIBOR + 0.023%^	4.780%	(c)	10/30/24	704	661,759

Media — 0.0%
Charter Communications Operating LLC, Term A-2 Loan, 1 Month LIBOR + 0.015%	4.030%	(c)	03/31/23	1,334	1,275,472

Miscellaneous Manufacturing — 0.0%
Gates Global LLC, Initial B-2 Dollar Term Loan, 1 Month LIBOR + 0.028%	5.272%	(c)	04/01/24	68	64,035

Oil & Gas — 0.2%
California Resources Corp., Initial Loan, 1 Month LIBOR + 0.048%^	7.256%	(c)	12/31/22	1,061	986,729
California Resources Corp., Loan, 1 Month LIBOR + 0.104%	12.897%	(c)	12/31/21	820	778,999
Chimera Special Holdings LLC, Term Loan^	—%	(p)	10/06/19	5,935	5,935,289

					7,701,017

Pharmaceuticals — 0.1%
Change Healthcare Holdings LLC, Term Loan	—%	(p)	03/01/24	3,505	3,322,317

Pipelines — 0.2%
BCP Raptor II LLC, Initial Term Loan, 1 Month LIBOR + 0.048%^	7.143%	(c)	11/03/25	1,727	1,588,839
Energy Transfer Equity LP, Term Loan	—%	(p)	02/02/24	3,625	3,525,313
Midcoast Energy LLC, Tranche B Term Loan, 1 Month LIBOR + 0.055%	8.303%	(c)	08/01/25	618	594,485

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
PLH Infrastructure Services, Inc., Term Loan, 1 Month LIBOR + 0.060%^	8.589%	(c)	08/07/23	455	$440,876

					6,149,513

Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC, Term B Loan, 1 Month LIBOR + 0.020%	4.504%	(c)	12/20/24	315	301,061

Telecommunications — 0.0%
Intelsat Jackson Holdings SA, Tranche B-3 Term Loan, 1 Month LIBOR + 0.038%	6.256%	(c)	11/27/23	205	198,081

TOTAL BANK LOANS (cost $47,059,334)					45,899,643

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.5%
245 Park Avenue Trust, Series 2017-245P, Class E, 144A	3.657%	(cc)	06/05/37	263	235,983
245 Park Avenue Trust, Series 2017-245P, Class XA, IO, 144A	0.149%	(cc)	06/05/37	3,000	43,093
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 1 Month LIBOR + 2.119%, 144A	4.574%	(c)	09/15/34	1,020	999,464
AOA Mortgage Trust, Series 2015-1177, Class C, 144A	3.010%	(cc)	12/13/29	250	244,076
AREIT Trust, Series 2018-CRE1, Class A, 1 Month LIBOR + 0.850%, 144A	3.290%	(c)	02/14/35	142	141,646
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, 1 Month LIBOR + 1.950%, 144A	4.405%	(c)	12/15/36	900	888,796
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 1 Month LIBOR + 3.050%, 144A	5.505%	(c)	12/15/36	280	273,802
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class F, 144A	3.596%	(cc)	04/14/33	150	141,832
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 144A	3.606%	(cc)	08/14/34	1,470	1,324,928
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class CL, 1 Month LIBOR + 1.500%, 144A	3.955%	(c)	11/15/32	190	188,805
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, 1 Month LIBOR + 2.000%, 144A	4.455%	(c)	11/15/32	380	377,630
BAMLL Commercial Mortgage Securities Trust 2018-DSNY, Series 2018-DSNY, Class D, 1 Month LIBOR + 1.700%, 144A	4.155%	(c)	09/15/34	480	478,758
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX	5.482%	(cc)	01/15/49	38	38,462
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, IO	0.630%	(cc)	02/15/50	3,040	135,935
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XD, IO, 144A	1.287%	(cc)	02/15/50	1,000	85,069
Bancorp Commercial Mortgage (The), Series 2018-CR3, Class A, 1 Month LIBOR + 0.850%, 144A	3.305%	(c)	01/15/33	368	365,148
Bayview Commercial Asset Trust, Series 2005-4A, Class A1, 1 Month LIBOR + 0.300%, 144A	2.806%	(c)	01/25/36	78	73,705

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Bayview Commercial Asset Trust, Series 2005-4A, Class M1, 1 Month LIBOR + 0.450%, 144A	2.956%	(c)	01/25/36	56	$53,136
Bayview Commercial Asset Trust, Series 2006-3A, Class A1, 1 Month LIBOR + 0.250%, 144A	2.756%	(c)	10/25/36	143	134,939
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 1 Month LIBOR + 0.722%, 144A	3.177%	(c)	03/15/37	160	157,184
BBCMS Trust, Series 2015-SRCH, Class A1, 144A	3.312%		08/10/35	693	680,893
BBCMS Trust, Series 2015-SRCH, Class XA, IO, 144A	0.957%	(cc)	08/10/35	4,630	295,298
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM	5.465%	(cc)	01/12/45	168	168,879
Benchmark Mortgage Trust, Series 2018-B5, Class A4	4.208%		07/15/51	220	228,488
BHMS Mortgage Trust, Series 2018-ATLS, Class A, 1 Month LIBOR + 1.250%, 144A	3.705%	(c)	07/15/35	430	427,874
BHMS Mortgage Trust, Series 2018-ATLS, Class C, 1 Month LIBOR + 1.900%, 144A	4.355%	(c)	07/15/35	160	157,805
BSPRT Issuer Ltd. (Cayman Islands), Series 2017-FL1, Class A, 1 Month LIBOR + 1.350%, 144A	3.805%	(c)	06/15/27	172	171,252
BSPRT Issuer Ltd. (Cayman Islands), Series 2017-FL2, Class A, 1 Month LIBOR + 0.820%, 144A	3.275%	(c)	10/15/34	39	38,673
BSPRT Issuer Ltd. (Cayman Islands), Series 2018-FL3, Class A, 1 Month LIBOR + 1.050%, 144A	3.505%	(c)	03/15/28	237	233,023
BXP Trust, Series 2017-CC, Class D, 144A	3.552%	(cc)	08/13/37	150	139,887
BXP Trust, Series 2017-CC, Class E, 144A	3.552%	(cc)	08/13/37	290	259,963
BXP Trust, Series 2017-GM, Class E, 144A	3.425%	(cc)	06/13/39	260	237,102
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 144A	5.488%	(cc)	04/10/29	140	143,036
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4	3.544%		11/15/50	120	118,828
CD Mortgage Trust, Series 2006-CD3, Class AM	5.648%		10/15/48	1,169	1,201,616
CD Mortgage Trust, Series 2017-CD3, Class A4	3.631%		02/10/50	190	190,270
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XD, IO, 144A	1.704%	(cc)	01/10/48	1,390	146,232
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, IO	1.732%	(cc)	05/10/58	1,522	143,233
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, IO	0.728%	(cc)	05/10/58	1,440	66,414
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 144A	3.786%	(cc)	04/10/28	360	358,124
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 1 Month LIBOR + 0.790%, 144A	3.245%	(c)	07/15/32	860	851,961
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class D, 1 Month LIBOR + 1.600%, 144A	4.055%	(c)	07/15/32	650	639,466
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 1 Month LIBOR + 2.150%, 144A	4.605%	(c)	07/15/32	970	954,778
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class C, 144A	3.518%	(cc)	05/10/35	180	178,201

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C	4.952%	(cc)	05/10/49	320	$322,188
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class C	4.922%	(cc)	04/10/49	160	164,177
CLNS Trust, Series 2017-IKPR, Class E, 1 Month LIBOR + 3.500%, 144A	5.900%	(c)	06/11/32	750	744,062
Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 144A	3.400%		10/05/30	1,350	1,322,405
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4	4.236%	(cc)	02/10/47	180	187,352
Commercial Mortgage Trust, Series 2014-PAT, Class A, 1 Month LIBOR + 0.800%, 144A	3.187%	(c)	08/13/27	410	409,645
Commercial Mortgage Trust, Series 2015-CR23, Class CME, 144A	3.684%	(cc)	05/10/48	470	464,229
Commercial Mortgage Trust, Series 2015-CR25, Class A4	3.759%		08/10/48	540	547,430
Commercial Mortgage Trust, Series 2015-LC19, Class A4	3.183%		02/10/48	289	285,023
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1 Month LIBOR + 1.720%, 144A	4.069%	(c)	10/15/34	2,453	2,448,241
Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1 Month LIBOR + 3.000%, 144A	5.349%	(c)	10/15/34	970	969,446
Commercial Mortgage Trust, Series 2018-HCLV, Class B, 1 Month LIBOR + 1.400%, 144A	3.855%	(c)	09/15/33	3,500	3,458,951
Commercial Mortgage Trust, Series 2005-C6, Class F, 144A	5.682%	(cc)	06/10/44	107	108,438
Commercial Mortgage Trust, Series 2014-CR16, Class A4	4.051%		04/10/47	1,095	1,129,912
Commercial Mortgage Trust, Series 2014-CR17, Class A5	3.977%		05/10/47	605	622,678
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	100	100,621
Commercial Mortgage Trust, Series 2014-CR19, Class A5	3.796%		08/10/47	320	326,345
Commercial Mortgage Trust, Series 2014-CR21, Class C	4.418%	(cc)	12/10/47	250	250,709
Commercial Mortgage Trust, Series 2014-PAT, Class E, 1 Month LIBOR + 3.150%, 144A	5.537%	(c)	08/13/27	140	140,731
Commercial Mortgage Trust, Series 2014-TWC, Class A, 1 Month LIBOR + 0.850%, 144A	3.237%	(c)	02/13/32	475	473,577
Commercial Mortgage Trust, Series 2015-3BP, Class XA, IO, 144A	0.060%	(cc)	02/10/35	50,000	281,390
Commercial Mortgage Trust, Series 2015-CR23, Class CMD, 144A	3.684%	(cc)	05/10/48	860	849,543
Commercial Mortgage Trust, Series 2015-CR25, Class XA, IO	0.919%	(cc)	08/10/48	3,146	141,170
Commercial Mortgage Trust, Series 2015-LC19, Class D, 144A	2.867%		02/10/48	870	720,830
Commercial Mortgage Trust, Series 2015-LC21, Class C	4.300%	(cc)	07/10/48	1,000	991,924
Commercial Mortgage Trust, Series 2016-667M, Class D, 144A	3.179%	(cc)	10/10/36	170	154,042
Core Industrial Trust, Series 2015-CALW, Class G, 144A	3.850%	(cc)	02/10/34	495	483,957
Core Industrial Trust, Series 2015-TEXW, Class A, 144A	3.077%		02/10/34	893	889,488
Core Industrial Trust, Series 2015-TEXW, Class D, 144A	3.849%	(cc)	02/10/34	320	317,371

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Core Industrial Trust, Series 2015-TEXW, Class E, 144A	3.849%	(cc)	02/10/34	1,300	$1,278,251
Core Industrial Trust, Series 2015-TEXW, Class F, 144A	3.849%	(cc)	02/10/34	1,170	1,137,303
Core Industrial Trust, Series 2015-TEXW, Class XA, IO, 144A	0.772%	(cc)	02/10/34	3,901	79,679
Core Industrial Trust, Series 2015-WEST, Class XA, IO, 144A	0.935%	(cc)	02/10/37	2,630	133,304
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 144A	5.234%	(cc)	10/15/39	150	150,196
CSMC Trust, Series 2015-GLPB, Class A, 144A	3.639%		11/15/34	593	604,159
CSMC Trust, Series 2016-MFF, Class A, 1 Month LIBOR + 1.600%, 144A	4.055%	(c)	11/15/33	118	118,162
CSMC Trust, Series 2017-PFHP, Class A, 1 Month LIBOR + 0.950%, 144A	3.405%	(c)	12/15/30	170	169,302
CSMC Trust, Series 2017-TIME, Class A, 144A	3.646%		11/13/39	160	159,810
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 144A	3.452%		10/10/34	500	496,556
DBUBS Mortgage Trust, Series 2017-BRBK, Class E, 144A	3.530%	(cc)	10/10/34	800	752,292
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 144A	3.530%	(cc)	10/10/34	170	151,580
Fannie Mae-Aces, Series 2015-M4, Class X2, IO	0.375%	(cc)	07/25/22	10,780	114,239
Fannie Mae-Aces, Series 2016-M4, Class A2	2.576%		03/25/26	2,330	2,235,108
Fannie Mae-Aces, Series 2017-M3, Class A2	2.485%	(cc)	12/25/26	1,925	1,817,365
Fannie Mae-Aces, Series 2017-M7, Class A2	2.961%	(cc)	02/25/27	1,620	1,576,117
Fannie Mae-Aces, Series 2018-M1, Class A2	2.986%	(cc)	12/25/27	296	289,511
Fannie Mae-Aces, Series 2018-M1, Class A2	3.086%	(cc)	12/25/27	1,155	1,129,678
Fannie Mae-Aces, Series 2018-M2, Class A2	2.902%	(cc)	01/25/28	2,905	2,798,263
Fannie Mae-Aces, Series 2018-M7, Class A2	3.052%	(cc)	03/25/28	1,730	1,683,108
Fannie Mae-Aces, Series 2018-M8, Class A2	3.325%	(cc)	06/25/28	1,050	1,043,952
Fannie Mae-Aces, Series 2018-M10, Class A2	3.385%	(cc)	07/25/28	585	584,242
Fannie Mae-Aces, Series 2018-M12, Class A2	3.640%	(cc)	08/25/30	6,735	6,779,372
Fannie Mae-Aces, Series 2018-M13, Class A2	3.697%	(cc)	09/25/30	9,440	9,551,975
Fannie Mae-Aces, Series 2017-M14, Class A2	2.876%	(cc)	11/25/27	4,720	4,578,393
Fannie Mae-Aces, Series 2018-M14, Class A2	3.578%	(cc)	08/25/28	532	542,349
Fannie Mae-Aces, Series 2015-M15, Class A2	2.923%	(cc)	10/25/25	3,675	3,621,057
Fannie Mae-Aces, Series 2017-M15, Class A2	2.959%	(cc)	09/25/27	755	733,162
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	1,605	1,586,217
FHLMC Multifamily Structured Pass-Through Certificates, Series KW01, Class X1, IO	0.975%	(cc)	01/25/26	1,577	86,780
FHLMC Multifamily Structured Pass-Through Certificates, Series K028, Class X1, IO	0.297%	(cc)	02/25/23	27,535	280,878
FHLMC Multifamily Structured Pass-Through Certificates, Series K031, Class X1, IO	0.230%	(cc)	04/25/23	14,191	124,509
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(cc)	07/25/23	300	307,014
FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class X1, IO	0.398%	(cc)	08/25/23	12,848	200,196
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class X1, IO	0.751%	(cc)	10/25/23	6,775	204,541
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO	1.163%	(cc)	03/25/24	4,232	210,990
FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class X1, IO	0.728%	(cc)	09/25/24	10,097	354,231
FHLMC Multifamily Structured Pass-Through Certificates, Series K046, Class X1, IO	0.372%	(cc)	03/25/25	11,785	238,470

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.668%	(cc)	11/25/25	4,501	$168,876
FHLMC Multifamily Structured Pass-Through Certificates, Series K053, Class X1, IO	0.890%	(cc)	12/25/25	1,966	103,071
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class X1, IO	1.177%	(cc)	01/25/26	3,354	231,635
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.366%	(cc)	03/25/26	1,496	122,701
FHLMC Multifamily Structured Pass-Through Certificates, Series K057, Class X1, IO	1.192%	(cc)	07/25/26	1,954	143,741
FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2	2.653%		08/25/26	735	707,428
FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class X1, IO	0.929%	(cc)	08/25/26	1,920	113,039
FHLMC Multifamily Structured Pass-Through Certificates, Series K059, Class A2	3.120%	(cc)	09/25/26	630	625,558
FHLMC Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO	0.316%	(cc)	09/25/26	5,738	119,803
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class X1, IO	0.077%	(cc)	10/25/26	20,788	146,828
FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2	3.347%	(cc)	11/25/26	1,895	1,907,543
FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2	3.413%		12/25/26	1,150	1,162,727
FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2	3.430%	(cc)	01/25/27	1,280	1,295,685
FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2	3.224%		03/25/27	443	441,977
FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2	3.187%	(cc)	09/25/27	240	237,691
FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2	3.286%		11/25/27	325	323,930
FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2	3.444%		12/25/27	1,990	2,007,208
FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2	3.444%		12/25/27	120	121,038
FHLMC Multifamily Structured Pass-Through Certificates, Series K073, Class A2	3.350%		01/25/28	2,080	2,082,772
FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2	3.600%		01/25/28	4,330	4,418,891
FHLMC Multifamily Structured Pass-Through Certificates, Series K081, Class A2	3.900%	(cc)	08/25/28	5,395	5,622,794
FHLMC Multifamily Structured Pass-Through Certificates, Series K082, Class A2	3.920%	(cc)	09/25/28	1,765	1,842,504
FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2	3.780%	(cc)	10/25/28	2,545	2,627,745
FHLMC Multifamily Structured Pass-Through Certificates, Series K152, Class X1, IO	0.953%	(cc)	01/25/31	3,052	252,923
FHLMC Multifamily Structured Pass-Through Certificates, Series K725, Class A2	3.002%		01/25/24	1,905	1,906,559
FHLMC Multifamily Structured Pass-Through Certificates, Series K727, Class A2	2.946%		07/25/24	2,760	2,755,530
FHLMC Multifamily Structured Pass-Through Certificates, Series K730, Class A2	3.590%		01/25/25	190	194,718
FHLMC Multifamily Structured Pass-Through Certificates, Series KPLB, Class A	2.770%		05/25/25	2,550	2,503,913
FHLMC Multifamily Structured Pass-Through Certificates, Series KW02, Class X1, IO	0.315%	(cc)	12/25/26	7,542	128,709

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series KW03, Class X1, IO	0.846%	(cc)	06/25/27	1,540	$82,764
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class X1, IO	0.303%	(cc)	07/25/23	10,437	132,141
FREMF Mortgage Trust, Series 2016-K54, Class B, 144A	4.051%	(cc)	04/25/48	210	207,183
FREMF Mortgage Trust, Series 2017-K64, Class B, 144A	3.981%	(cc)	05/25/50	120	116,160
FREMF Mortgage Trust, Series 2018-K80, Class B, 144A	4.229%	(cc)	08/25/50	1,010	978,345
FRESB Mortgage Trust, Series 2018-SB53, Class A10F	3.660%	(cc)	06/25/28	240	242,455
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 144A	3.382%	(cc)	12/15/34	597	585,963
Government National Mortgage Assoc., Series 2011-38, Class IO, IO	0.090%	(cc)	04/16/53	8,295	143,394
Government National Mortgage Assoc., Series 2012-23, Class IO, IO	0.578%	(cc)	06/16/53	761	18,333
Government National Mortgage Assoc., Series 2013-30, Class IO, IO	0.796%	(cc)	09/16/53	2,138	88,963
Government National Mortgage Assoc., Series 2013-63, Class IO, IO	0.790%	(cc)	09/16/51	17,267	908,281
Government National Mortgage Assoc., Series 2013-78, Class IO, IO	0.790%	(cc)	10/16/54	2,441	105,545
Government National Mortgage Assoc., Series 2013-191, Class IO, IO	0.747%	(cc)	11/16/53	618	21,564
Government National Mortgage Assoc., Series 2014-40, Class AI, IO	1.000%		02/16/39	1,034	8,697
Government National Mortgage Assoc., Series 2014-52, Class AI, IO	0.825%		08/16/41	1,404	19,625
Government National Mortgage Assoc., Series 2015-37, Class IO, IO	0.825%	(cc)	10/16/56	432	25,965
Government National Mortgage Assoc., Series 2015-97, Class VA	2.250%		12/16/38	203	188,769
Government National Mortgage Assoc., Series 2015-146, Class IB, IO	0.846%	(cc)	07/16/55	8,405	424,897
Government National Mortgage Assoc., Series 2015-146, Class IC, IO	0.846%	(cc)	07/16/55	38,604	2,080,798
Government National Mortgage Assoc., Series 2015-189, Class IG, IO	0.927%	(cc)	01/16/57	25,789	1,650,416
Government National Mortgage Assoc., Series 2016-26, Class IO, IO	0.965%	(cc)	02/16/58	3,023	208,806
Government National Mortgage Assoc., Series 2016-36, Class IO, IO	0.940%	(cc)	08/16/57	1,906	131,329
Government National Mortgage Assoc., Series 2016-67, Class IO, IO	1.168%	(cc)	07/16/57	1,251	100,396
Government National Mortgage Assoc., Series 2016-87, Class IO, IO	1.003%	(cc)	08/16/58	2,249	169,149
Government National Mortgage Assoc., Series 2016-96, Class IO, IO	0.985%	(cc)	12/16/57	1,992	147,197
Government National Mortgage Assoc., Series 2016-97, Class IO, IO	1.039%	(cc)	07/16/56	1,647	134,786
Government National Mortgage Assoc., Series 2016-113, Class IO, IO	1.192%	(cc)	02/16/58	1,421	129,033
Government National Mortgage Assoc., Series 2016-119, Class IO, IO	1.124%	(cc)	04/16/58	560	46,409
Government National Mortgage Assoc., Series 2016-125, Class IO, IO	1.062%	(cc)	12/16/57	2,240	175,808

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2016-128, Class IO, IO	0.952%	(cc)	09/16/56	2,278	$176,761
Government National Mortgage Assoc., Series 2016-158, Class VA	2.000%		03/16/35	91	82,519
Government National Mortgage Assoc., Series 2016-162, Class IO, IO	0.997%	(cc)	09/16/58	2,688	216,899
Government National Mortgage Assoc., Series 2017-100, Class IO, IO	0.807%	(cc)	05/16/59	1,773	119,845
GPMT Ltd. (Cayman Islands), Series 2018-FL1, Class A, 1 Month LIBOR + 0.900%, 144A	3.379%	(c)	11/21/35	488	483,693
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A, 144A	5.366%		05/03/32	470	522,951
GS Mortgage Securities Corp. II, Series 2013-KING, Class D, 144A	3.435%	(cc)	12/10/27	820	813,620
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 144A	3.435%	(cc)	12/10/27	570	563,765
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class D, 1 Month LIBOR + 1.300%, 144A	3.755%	(c)	07/15/32	50	49,451
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class E, 1 Month LIBOR + 1.500%, 144A	3.955%	(c)	07/15/32	100	98,445
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class F, 1 Month LIBOR + 1.800%, 144A	4.255%	(c)	07/15/32	40	39,381
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, 1 Month LIBOR + 2.500%, 144A	4.955%	(c)	07/15/32	20	19,669
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 144A	2.856%		05/10/34	390	386,712
GS Mortgage Securities Corp. Trust, Series 2018-CHLL, Class E, 1 Month LIBOR + 2.350%, 144A	4.805%	(c)	02/15/37	140	139,965
GS Mortgage Securities Trust, Series 2011-GC5, Class C, 144A	5.391%	(cc)	08/10/44	2,025	2,044,937
GS Mortgage Securities Trust, Series 2017-GS7, Class E, 144A	3.000%		08/10/50	40	32,512
GS Mortgage Securities Trust, Series 2015-GC32, Class C	4.411%	(cc)	07/10/48	210	207,569
HMH Trust, Series 2017-NSS, Class A, 144A	3.062%		07/05/31	700	685,629
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 144A	2.835%		08/10/38	490	464,524
IMT Trust, Series 2017-APTS, Class AFX, 144A	3.478%		06/15/34	320	321,691
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A5	3.775%		08/15/47	320	324,945
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 144A	4.117%	(cc)	12/15/48	170	160,393
JPMBB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, IO, 144A	0.750%	(cc)	12/15/49	1,800	88,135
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class B	4.050%		09/15/50	70	68,763
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FL, 1 Month LIBOR + 1.300%, 144A	3.755%	(c)	06/15/45	100	102,063
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-UES, Class E, 144A	3.621%	(cc)	09/05/32	1,040	1,018,416

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1 Month LIBOR + 0.250%, 144A	2.756%	(c)	03/25/37	317	$304,234
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, IO, 144A	1.111%	(cc)	03/10/50	890	41,896
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A5	3.892%		06/15/47	800	817,715
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, IO, 144A	1.187%	(cc)	12/15/47	1,070	60,263
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4	3.732%		05/15/48	210	212,328
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5	3.531%		10/15/48	210	209,720
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D, 144A	3.060%		10/15/48	350	297,448
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, IO, 144A	1.345%	(cc)	10/15/48	1,180	89,312
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class XA, IO	1.437%	(cc)	11/15/49	977	77,145
Morgan Stanley Capital I Trust, Series 2006-T21, Class AJ	5.241%	(cc)	10/12/52	29	28,599
Morgan Stanley Capital I Trust, Series 2007-T27, Class AJ	5.947%	(cc)	06/11/42	295	314,338
Morgan Stanley Capital I Trust, Series 2014-CPT, Class F, 144A	3.446%	(cc)	07/13/29	130	126,003
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 144A	3.446%	(cc)	07/13/29	1,100	1,053,612
Morgan Stanley Capital I Trust, Series 2015-MS1, Class C	4.031%	(cc)	05/15/48	230	225,486
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, 1 Month LIBOR + 2.600%, 144A	5.055%	(c)	11/15/34	1,155	1,135,489
Morgan Stanley Capital I Trust, Series 2017-H1, Class A5	3.530%		06/15/50	615	608,080
Morgan Stanley Capital I Trust, Series 2017-H1, Class C	4.281%	(cc)	06/15/50	190	182,893
Morgan Stanley Capital I Trust, Series 2017-H1, Class D, 144A	2.546%		06/15/50	890	680,116
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, IO, 144A	2.202%	(cc)	06/15/50	700	102,932
Morgan Stanley Capital I Trust, Series 2017-JWDR, Class D, 1 Month LIBOR + 1.950%, 144A	4.405%	(c)	11/15/34	200	197,079
Morgan Stanley Capital I Trust, Series 2017-JWDR, Class E, 1 Month LIBOR + 3.050%, 144A	5.505%	(c)	11/15/34	350	345,195
Morgan Stanley Capital I Trust, Series 2018-H3, Class A5	4.177%		07/15/51	270	278,444
Morgan Stanley Capital I Trust, Series 2018-H4, Class XA, IO	0.869%	(cc)	12/15/51	2,384	155,899
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 1 Month LIBOR + 0.950%, 144A	3.256%	(c)	06/15/35	130	128,394
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, IO, 144A	0.379%	(cc)	05/10/39	7,700	222,147
One Market Plaza Trust, Series 2017-1MKT, Class XCP, IO, 144A	0.090%	(cc)	02/10/32	12,180	53,674
One Market Plaza Trust, Series 2017-1MKT, Class XNCP, IO, 144A	—%	(p)	02/10/32	2,436	2

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Prima Capital CRE Securitization Ltd. (Cayman Islands), Series 2015-4A, Class C, 144A	4.000%		08/24/49	150	$149,490
Resource Capital Corp. Ltd. (Cayman Islands), Series 2017-CRE5, Class A, 1 Month LIBOR + 0.800%, 144A	3.255%	(c)	07/15/34	200	200,197
Resource Capital Corp. Ltd. (Cayman Islands), Series 2017-CRE5, Class B, 1 Month LIBOR + 2.000%, 144A	4.455%	(c)	07/15/34	199	198,144
UBS Commercial Mortgage Trust, Series 2018-C14, Class XA, IO	1.010%	(cc)	12/15/51	1,160	86,343
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4	3.244%		04/10/46	2,320	2,324,722
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4	3.185%		03/10/46	3,705	3,704,088
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, 1 Month LIBOR + 2.430%, 144A	4.936%	(c)	06/25/45	26	25,634
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M1	3.661%	(cc)	10/25/46	100	100,158
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M2	4.458%	(cc)	10/25/46	100	100,045
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M3	5.498%	(cc)	10/25/46	100	99,604
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M4	7.226%	(cc)	10/25/46	100	103,216
Velocity Commercial Capital Loan Trust, Series 2017-2, Class M3, 144A	4.240%	(cc)	11/25/47	174	172,581
Velocity Commercial Capital Loan Trust, Series 2017-2, Class M4, 144A	5.000%	(cc)	11/25/47	87	86,255
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 1 Month LIBOR + 1.350%, 144A	3.805%	(c)	06/15/29	1,095	1,092,860
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4	3.695%		11/15/48	320	322,851
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class XB, IO	0.354%	(cc)	05/15/48	1,040	30,729
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5	3.767%	(cc)	07/15/58	640	649,095
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4	3.718%		12/15/48	110	111,196
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4	3.809%		12/15/48	360	367,658
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class D	4.878%	(cc)	01/15/59	580	556,494
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A5	3.453%		07/15/50	259	253,982
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class C	4.118%		09/15/50	120	115,271
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class D, 144A	4.355%	(cc)	09/15/50	80	72,074
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class D, 144A	2.600%	(cc)	11/15/50	1,966	1,570,266
Wells Fargo Commercial Mortgage Trust, Series 2017-HSDB, Class A, 1 Month LIBOR + 0.850%, 144A	3.282%	(c)	12/13/31	287	285,641
Wells Fargo Commercial Mortgage Trust, Series 2018-1745, Class A, 144A	3.749%	(cc)	06/15/36	150	151,568

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class E, 1 Month LIBOR + 2.157%, 144A	4.612%	(c)	12/15/36	150	$148,083
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, IO	0.763%	(cc)	05/15/51	1,802	98,122
WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL, 1 Month LIBOR + 0.950%, 144A	3.405%	(c)	03/15/44	14	14,161
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 144A	5.231%	(cc)	06/15/44	1,350	1,330,682
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A5	3.678%		08/15/47	345	350,101

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $157,027,276)					157,265,588

CONVERTIBLE BONDS — 0.1%
Electric — 0.0%
NRG Energy, Inc., Gtd. Notes, 144A	2.750%		06/01/48	479	515,826

Oil & Gas — 0.0%
Chesapeake Energy Corp., Gtd. Notes	5.500%		09/15/26	1,008	811,301
Ensco Jersey Finance Ltd., Gtd. Notes	3.000%		01/31/24	180	119,028
Whiting Petroleum Corp., Gtd. Notes	1.250%		04/01/20	197	186,247

					1,116,576

Oil & Gas Services — 0.0%
SEACOR Holdings, Inc., Sr. Unsec’d. Notes	3.250%		05/15/30	820	689,372

Pipelines — 0.1%
Cheniere Energy, Inc., Sr. Unsec’d. Notes, Cash coupon 4.875% or PIK N/A, 144A	4.875%		05/28/21	2,501	2,547,637

Telecommunications — 0.0%
Intelsat SA, Gtd. Notes, 144A	4.500%		06/15/25	81	117,489

TOTAL CONVERTIBLE BONDS (cost $5,177,981)					4,986,900

CORPORATE BONDS — 35.0%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.500%		10/01/20	315	315,390
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.750%		10/01/21	170	171,060
Lamar Media Corp., Gtd. Notes	5.375%		01/15/24	78	78,000
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes	5.250%		02/15/22	86	85,570

					650,020

Aerospace & Defense — 0.9%
Arconic, Inc., Sr. Unsec’d. Notes	5.400%		04/15/21	50	50,499
Arconic, Inc., Sr. Unsec’d. Notes	6.150%		08/15/20	740	754,877
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	2.850%		12/15/20	1,646	1,624,323
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	3.850%		12/15/25	1,105	1,095,526

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Aerospace & Defense (continued)
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	4.750%	10/07/44	68	$68,278
Boeing Co. (The), Sr. Unsec’d. Notes	6.125%	02/15/33	170	215,187
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050%	06/15/25	3,040	3,074,230
General Dynamics Corp., Gtd. Notes	3.750%	05/15/28	625	630,685
Harris Corp., Sr. Unsec’d. Notes	2.700%	04/27/20	448	444,185
Harris Corp., Sr. Unsec’d. Notes	4.400%	06/15/28	1,605	1,597,729
Harris Corp., Sr. Unsec’d. Notes	5.054%	04/27/45	815	838,368
L3 Technologies, Inc., Gtd. Notes	3.850%	06/15/23	1,275	1,276,982
L3 Technologies, Inc., Gtd. Notes	3.850%	12/15/26	1,060	1,026,141
L3 Technologies, Inc., Gtd. Notes	4.400%	06/15/28	215	214,952
L3 Technologies, Inc., Gtd. Notes	4.950%	02/15/21	265	271,176
Lockheed Martin Corp., Sr. Unsec’d. Notes	2.900%	03/01/25	361	346,486
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%	01/15/26	514	510,038
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.600%	03/01/35	1,062	988,891
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.800%	03/01/45	1,495	1,362,175
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.070%	12/15/42	652	622,129
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.090%	09/15/52	380	354,696
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.700%	05/15/46	760	791,944
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.550%	10/15/22	1,725	1,669,201
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.930%	01/15/25	1,760	1,670,037
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.250%	01/15/28	1,719	1,603,829
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.850%	04/15/45	225	198,647
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.030%	10/15/47	970	882,225
Raytheon Co., Sr. Unsec’d. Notes	7.200%	08/15/27	290	364,968
TransDigm, Inc., Gtd. Notes	5.500%	10/15/20	126	125,055
TransDigm, Inc., Gtd. Notes	6.000%	07/15/22	48	47,280
United Technologies Corp., Sr. Unsec’d. Notes	1.950%	11/01/21	2,375	2,279,883
United Technologies Corp., Sr. Unsec’d. Notes	3.750%	11/01/46	810	683,190
United Technologies Corp., Sr. Unsec’d. Notes	4.125%	11/16/28	1,005	995,655
United Technologies Corp., Sr. Unsec’d. Notes	4.150%	05/15/45	320	286,184
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	1,120	1,058,110

				30,023,761

Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	280	268,793
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24	1,515	1,488,860
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.222%	08/15/24	1,900	1,750,079
BAT Capital Corp. (United Kingdom), Gtd. Notes	4.540%	08/15/47	912	725,998
Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450%	06/12/25	3,015	2,907,168
Reynolds American, Inc. (United Kingdom), Gtd. Notes	5.850%	08/15/45	290	269,419

				7,410,317

Airlines — 0.4%
Air Canada 2017-1 Class B Pass-Through Trust (Canada), Pass-Through Certificates, 144A	3.700%	07/15/27	5	4,744
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	11/01/28	1,325	1,259,137
American Airlines 2015-1 Class B Pass-Through Trust, Pass-Through Certificates	3.700%	11/01/24	24	22,972
American Airlines 2015-2 Class B Pass-Through Trust, Pass-Through Certificates	4.400%	03/22/25	1,067	1,046,376
American Airlines 2016-1 Class B Pass-Through Trust, Series B, Pass-Through Certificates	5.250%	07/15/25	40	40,878

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Airlines (continued)
American Airlines 2017-1 Class B Pass-Through Trust, Series B, Pass-Through Certificates	4.950%	08/15/26	83	$83,588
American Airlines 2017-2 Class B Pass-Through Trust, Series B, Pass-Through Certificates	3.700%	04/15/27	81	78,059
American Airlines Group, Inc., Gtd. Notes, 144A	4.625%	03/01/20	1,006	1,000,969
American Airlines Group, Inc., Gtd. Notes, 144A	5.500%	10/01/19	50	50,125
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.600%	12/04/20	1,695	1,666,715
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	5,606	5,568,758
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.400%	04/19/21	150	148,748
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.625%	03/15/22	401	392,415
Gol Finance, Inc. (Brazil), Gtd. Notes, 144A	7.000%	01/31/25	809	716,984
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey), Pass-Through Certificates, 144A	4.200%	09/15/28	476	411,535
United Airlines 2014-1 Class B Pass-Through Trust, Series B, Pass-Through Certificates	4.750%	10/11/23	14	13,483
United Airlines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.450%	06/01/29	4	4,157
United Airlines 2016-1 Class B Pass-Through Trust, Pass-Through Certificates	3.650%	07/07/27	29	28,071
United Airlines 2016-2 Class AA Pass-Through Trust, Series AA, Pass-Through Certificates	2.875%	04/07/30	137	126,115
United Airlines 2018-1 Class B Pass-Through Trust, Series B, Pass-Through Certificates	4.600%	09/01/27	410	410,171
US Airways 2012-2 Class B Pass-Through Trust, Pass-Through Certificates	6.750%	12/03/22	25	26,423
US Airways 2013-1 Class B Pass-Through Trust, Pass-Through Certificates	5.375%	05/15/23	104	106,915

				13,207,338

Auto Manufacturers — 1.9%
BMW US Capital LLC (Germany), Gtd. Notes, 144A	2.800%	04/11/26	570	522,512
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.300%	02/12/21	590	575,675
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.100%	05/04/20	1,685	1,675,679
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.350%	05/04/21	2,130	2,123,540
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.750%	11/05/21	720	722,455
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	03/12/19	16,905	16,876,941
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%	11/04/19	1,355	1,340,046
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.979%	08/03/22	1,195	1,104,439
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.096%	05/04/23	1,270	1,148,055
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.157%	08/04/20	320	313,578
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.200%	01/15/21	830	804,896
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.219%	01/09/22	5,305	4,981,747
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.336%	03/18/21	200	194,063
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.750%	02/01/21	1,495	1,524,747
General Motors Co., Sr. Unsec’d. Notes	5.000%	04/01/35	3,590	3,052,475
General Motors Co., Sr. Unsec’d. Notes(v)	5.400%	04/01/48	180	153,297
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	515	482,732
General Motors Co., Sr. Unsec’d. Notes	6.750%	04/01/46	220	212,983
General Motors Financial Co., Inc., Gtd. Notes	3.100%	01/15/19	412	411,984
General Motors Financial Co., Inc., Gtd. Notes	3.150%	06/30/22	2,695	2,574,150
General Motors Financial Co., Inc., Gtd. Notes	3.200%	07/06/21	3,331	3,253,742

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Auto Manufacturers (continued)
General Motors Financial Co., Inc., Gtd. Notes	4.000%		01/15/25		1,339	$1,252,523
General Motors Financial Co., Inc., Gtd. Notes	4.000%		10/06/26		220	197,521
General Motors Financial Co., Inc., Gtd. Notes	4.200%		03/01/21		463	462,751
General Motors Financial Co., Inc., Sr. Unsec’d. Notes	4.200%		11/06/21		3,275	3,273,526
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	2.550%		04/03/20		4,966	4,902,826
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	3.000%		10/30/20		5,345	5,284,789
Hyundai Capital Services, Inc. (South Korea), Sr. Unsec’d. Notes, 144A	3.000%		08/29/22		1,140	1,103,018
Toyota Motor Corp. (Japan), Sr. Unsec’d. Notes(a)	3.669%		07/20/28		310	313,708
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, GMTN	3.050%		01/11/28		615	593,424
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	2.400%		05/22/20		1,200	1,181,344
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	3.875%		11/13/20		2,025	2,034,879
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	4.000%		11/12/21		1,945	1,943,792

						66,593,837

Auto Parts & Equipment — 0.1%
Aptiv PLC, Gtd. Notes	4.250%		01/15/26		233	226,672
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750%		04/29/25		1,827	1,700,329

						1,927,001

Banks — 8.5%
Banco Espirito Santo SA (Portugal), Sr. Unsec’d. Notes, EMTN(d)	4.000%		01/21/19	EUR	100	32,081
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22		3,785	3,767,202
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848%		04/12/23		1,200	1,165,996
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	4.800%		10/18/20		5,777	5,908,196
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, MTN, 144A	4.050%		03/19/24		7,170	7,206,427
Bank of America Corp., Sr. Unsec’d. Notes	3.366%	(ff)	01/23/26		750	717,069
Bank of America Corp., Sr. Unsec’d. Notes	3.419%	(ff)	12/20/28		12,893	12,043,990
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22		1,360	1,441,427
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	2.369%	(ff)	07/21/21		2,030	1,993,672
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	2.625%		04/19/21		6,405	6,317,886
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23		544	535,763
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26		553	532,172
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.328%	(ff)	10/01/21		7,005	6,868,268
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.625%		10/19/20		2,910	2,879,500
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.499%	(ff)	05/17/22		1,460	1,460,219
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25		1,546	1,529,401
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.970%	(ff)	03/05/29		750	729,028
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24		415	417,300
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25		1,000	974,146

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24		1,350	$1,338,930
Bank of America Corp., Sub. Notes, MTN	4.250%		10/22/26		535	520,340
Bank of America Corp., Series L, Sub. Notes, MTN	3.950%		04/21/25		1,585	1,535,762
Bank of America Corp., Series L, Sub. Notes, MTN	4.183%		11/25/27		735	706,457
Bank of Montreal (Canada), Series D, Sr. Unsec’d. Notes, MTN	3.100%		04/13/21		2,490	2,488,750
Bank of New York Mellon Corp. (The), Series F, Jr. Sub. Notes	4.625%	(ff)	—	(rr)	1,415	1,268,194
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		06/08/20		10,965	10,761,840
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.200%		08/10/21		1,280	1,243,963
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.950%		01/10/47		1,071	946,439
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	4.338%	(ff)	05/16/24		2,035	1,978,522
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	4.972%	(ff)	05/16/29		1,445	1,393,237
BNP Paribas SA (France), Jr. Sub. Notes, 144A	7.000%	(ff)	—	(rr)	435	413,794
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN, 144A	2.950%		05/23/22		1,505	1,450,404
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN, 144A	3.800%		01/10/24		1,123	1,093,376
BPCE SA (France), Gtd. Notes, MTN, 144A	3.000%		05/22/22		625	603,713
Citigroup, Inc., Sr. Unsec’d. Notes	2.500%		07/29/19		2,077	2,069,905
Citigroup, Inc., Sr. Unsec’d. Notes	2.650%		10/26/20		1,270	1,253,116
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%		03/30/21		610	600,941
Citigroup, Inc., Sr. Unsec’d. Notes	2.876%	(ff)	07/24/23		733	709,345
Citigroup, Inc., Sr. Unsec’d. Notes	2.900%		12/08/21		2,985	2,936,725
Citigroup, Inc., Sr. Unsec’d. Notes	3.750%		06/16/24		1,015	1,007,883
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	(ff)	01/10/28		710	685,085
Citigroup, Inc., Sub. Notes	4.050%		07/30/22		8,895	8,935,434
Citigroup, Inc., Sub. Notes	4.400%		06/10/25		795	778,022
Citigroup, Inc., Sub. Notes	4.450%		09/29/27		150	144,573
Citizens Bank NA, Sr. Unsec’d. Notes	2.250%		03/02/20		3,484	3,446,702
Citizens Bank NA, Sr. Unsec’d. Notes	2.650%		05/26/22		2,700	2,623,148
Credit Suisse Group AG (Switzerland), Jr. Sub. Notes, 144A	7.250%	(ff)	—	(rr)	1,155	1,089,569
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.207%	(ff)	06/12/24		1,300	1,296,635
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	2.750%		03/26/20		2,474	2,447,309
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.125%		12/10/20		5,000	4,951,098
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	2.700%		07/13/20		2,154	2,095,061
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	2.950%		08/20/20		1,142	1,108,444
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	2.950%		08/20/20		210	203,830
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	4.250%		02/04/21		2,960	2,917,127
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	4.250%		10/14/21		590	576,874
Discover Bank, Sr. Unsec’d. Notes	4.650%		09/13/28		250	245,328

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
Fifth Third Bank, Sr. Unsec’d. Notes	2.250%		06/14/21		1,798	$1,755,201
Gilex Holding Sarl (Colombia), Sr. Sec’d. Notes, 144A	8.500%		05/02/23		417	421,691
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.000%		04/25/19		575	572,994
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.350%		11/15/21		2,833	2,731,610
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.750%		09/15/20		637	630,415
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25		1,150	1,090,098
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.691%	(ff)	06/05/28		2,885	2,681,234
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.017%	(ff)	10/31/38		715	629,205
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.223%	(ff)	05/01/29		1,650	1,587,941
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		7,085	7,418,238
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 1.170%	3.786%	(c)	05/15/26		650	623,853
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37		3,040	3,433,023
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes	6.000%	(ff)	—	(rr)	1,760	1,584,845
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.650%		01/05/22		1,350	1,309,673
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.950%	(ff)	05/18/24		705	701,193
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21		800	827,288
HSBC USA, Inc., Sr. Unsec’d. Notes	2.350%		03/05/20		3,690	3,652,744
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800%		09/25/23		841	878,449
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	4.100%		10/02/23		2,420	2,418,530
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.375%		01/12/23		836	774,430
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, MTN, 144A	6.500%		02/24/21		600	615,108
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.017%		06/26/24		2,730	2,475,789
Itau Unibanco Holding SA (Brazil), Jr. Sub. Notes, MTN, 144A	6.125%	(ff)	—	(rr)	200	187,500
Itau Unibanco Holding SA (Brazil), Jr. Sub. Notes, MTN, 144A	6.500%	(ff)	—	(rr)	324	306,585
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%		03/01/21		1,225	1,207,727
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.700%		05/18/23		950	912,504
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.972%		01/15/23		683	665,911
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.514%	(ff)	06/18/22		1,815	1,819,107
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.540%	(ff)	05/01/28		965	920,018
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.559%	(ff)	04/23/24		410	406,899
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.782%	(ff)	02/01/28		1,670	1,621,102
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.797%	(ff)	07/23/24		4,252	4,259,676
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.882%	(ff)	07/24/38		1,995	1,811,835
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.023%	(ff)	12/05/24		4,070	4,102,384
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.203%	(ff)	07/23/29		1,510	1,505,410
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21		3,275	3,351,393
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.452%	(ff)	12/05/29		600	610,287
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22		3,425	3,529,070

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Banks (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.625%		05/10/21		2,082	$2,142,641
KeyBank NA, Sr. Unsec’d. Notes	3.350%		06/15/21		250	250,780
KeyCorp, Sr. Unsec’d. Notes, MTN	4.150%		10/29/25		555	563,742
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.100%		07/06/21		990	970,825
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%		01/11/27		826	758,844
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.450%		05/08/25		1,025	1,017,789
Lloyds Banking Group PLC (United Kingdom), Sub. Notes	4.344%		01/09/48		6,125	4,833,311
Lloyds Banking Group PLC (United Kingdom), Sub. Notes(a)	4.650%		03/24/26		2,560	2,406,883
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.998%		02/22/22		140	138,040
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.455%		03/02/23		4,730	4,700,963
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.535%		07/26/21		150	150,564
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.273%		09/13/21		533	516,074
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.601%		09/11/22		240	232,134
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.953%		02/28/22		7,925	7,769,412
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.922%	(ff)	09/11/24		395	399,177
Morgan Stanley, Sr. Unsec’d. Notes	2.800%		06/16/20		4,170	4,142,914
Morgan Stanley, Sr. Unsec’d. Notes	3.625%		01/20/27		1,865	1,772,492
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		8,145	8,492,390
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%		10/23/24		3,630	3,569,707
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23		440	439,224
Morgan Stanley, Sr. Unsec’d. Notes, GMTN(a)	3.772%	(ff)	01/24/29		1,110	1,062,020
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.750%		05/19/22		2,340	2,276,541
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.591%	(ff)	07/22/28		3,240	3,063,432
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.250%		08/09/26		1,134	1,255,701
Nordea Bank Abp (Finland), Sr. Unsec’d. Notes, 144A	2.125%		05/29/20		1,575	1,551,094
Nordea Bank Abp (Finland), Sr. Unsec’d. Notes, 144A	3.750%		08/30/23		1,050	1,035,684
Northern Trust Corp., Sub. Notes	3.375%	(ff)	05/08/32		40	37,220
Promerica Financial Corp. (Panama), Sr. Sec’d. Notes, 144A	9.700%		05/14/24		465	478,950
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.498%	(ff)	05/15/23		780	750,061
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	5.076%	(ff)	01/27/30		1,745	1,682,644
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		08/05/21		2,543	2,453,115
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	5.625%		09/15/45		1,935	1,880,379
Santander UK PLC (United Kingdom), Sub. Notes, 144A	5.000%		11/07/23		2,120	2,070,159
Standard Chartered PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.247%	(ff)	01/20/23		2,990	2,959,971
State Street Corp., Series H, Jr. Sub. Notes	5.625%	(ff)	—	(rr)	1,790	1,691,550

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Sumitomo Mitsui Trust Bank Ltd. (Japan), Sr. Unsec’d. Notes, 144A	1.950%		09/19/19	3,195	$3,166,614
Sumitomo Mitsui Trust Bank Ltd. (Japan), Sr. Unsec’d. Notes, 144A	2.050%		03/06/19	9,010	8,994,359
SunTrust Banks, Inc., Sr. Unsec’d. Notes	4.000%		05/01/25	350	351,125
Synchrony Bank, Sr. Unsec’d. Notes	3.650%		05/24/21	1,650	1,614,436
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, GMTN	3.500%		07/19/23	575	578,958
U.S. Bancorp, Sub. Notes, MTN	2.950%		07/15/22	1,040	1,025,849
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.859%	(ff)	08/15/23	3,220	3,096,950
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.950%		09/24/20	2,390	2,364,731
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25	2,125	2,117,143
UniCredit SpA (Italy), Sub. Notes, 144A	5.861%	(ff)	06/19/32	1,505	1,321,035
US Bank NA/Cincinnati OH, Sr. Unsec’d. Notes	3.104%	(ff)	05/21/21	645	644,118
Washington Mutual Bank, Sr. Unsec’d. Notes(d)	2.608%		05/01/09	770	9,240
Washington Mutual Bank, Sr. Unsec’d. Notes(d)	2.608%		11/06/09	980	11,760
Wells Fargo & Co., Sr. Unsec’d. Notes	2.100%		07/26/21	1,300	1,259,412
Wells Fargo & Co., Sr. Unsec’d. Notes	2.500%		03/04/21	2,380	2,340,903
Wells Fargo & Co., Sr. Unsec’d. Notes, GMTN	2.600%		07/22/20	745	737,779
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.625%		07/22/22	3,515	3,389,377
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.500%		03/08/22	840	837,204
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.584%	(ff)	05/22/28	480	460,837
Wells Fargo Bank NA, Sr. Unsec’d. Notes	3.325%	(ff)	07/23/21	590	589,425
Wells Fargo Bank NA, Sr. Unsec’d. Notes	3.550%		08/14/23	1,530	1,523,531

					298,367,791

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	3.650%		02/01/26	55	52,005
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	4.700%		02/01/36	3,070	2,847,111
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes, 144A	4.900%		02/01/46	1,030	955,207
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.625%		01/17/23	500	475,892
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300%		02/01/23	2,585	2,513,521
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	85	81,157
Bacardi Ltd. (Bermuda), Gtd. Notes, 144A	5.150%		05/15/38	1,820	1,671,831
Bacardi Ltd. (Bermuda), Gtd. Notes, 144A	5.300%		05/15/48	3,595	3,245,444
Constellation Brands, Inc., Gtd. Notes, 3 Month LIBOR + 0.700%	3.209%	(c)	11/15/21	1,185	1,170,806
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	3.551%		05/25/21	475	474,280
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	4.057%		05/25/23	70	69,758
PepsiCo, Inc., Sr. Unsec’d. Notes(a)	4.000%		05/02/47	560	547,450

					14,104,462

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	4.400%		05/01/45	836	781,817
Baxalta, Inc., Gtd. Notes	5.250%		06/23/45	197	199,683

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Biotechnology (continued)
Biogen, Inc., Sr. Unsec’d. Notes	2.900%	09/15/20	1,780	$1,766,745
Celgene Corp., Sr. Unsec’d. Notes	3.250%	02/20/23	1,195	1,166,861
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	700	692,311
Celgene Corp., Sr. Unsec’d. Notes	3.950%	10/15/20	150	151,614
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.500%	09/01/23	859	828,669
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%	03/01/26	360	352,872
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,280	1,277,861
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.000%	09/01/36	505	460,368
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%	02/01/45	735	706,853
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.600%	09/01/35	150	151,447
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41	750	828,593

				9,365,694

Building Materials — 0.3%
Johnson Controls International PLC, Sr. Unsec’d. Notes	5.125%	09/14/45	310	309,521
LafargeHolcim Finance US LLC (Switzerland), Gtd. Notes, 144A	4.750%	09/22/46	725	629,636
Masonite International Corp., Gtd. Notes, 144A	5.625%	03/15/23	428	415,160
Masonite International Corp., Gtd. Notes, 144A	5.750%	09/15/26	20	18,850
Owens Corning, Sr. Unsec’d. Notes	4.200%	12/01/24	1,950	1,934,494
Votorantim Cimentos International SA (Brazil), Gtd. Notes, 144A	7.250%	04/05/41	7,115	7,275,088

				10,582,749

Chemicals — 0.9%
Air Liquide Finance SA (France), Gtd. Notes, 144A	2.500%	09/27/26	345	317,301
Braskem America Finance Co. (Brazil), Gtd. Notes, 144A	7.125%	07/22/41	5,925	6,425,663
Cydsa SAB de CV (Mexico), Gtd. Notes, 144A	6.250%	10/04/27	376	337,934
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	290	254,488
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	4.625%	10/01/44	435	395,254
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.000%	04/01/21	700	776,215
DowDuPont, Inc., Sr. Unsec’d. Notes	4.493%	11/15/25	3,290	3,387,305
DowDuPont, Inc., Sr. Unsec’d. Notes	5.419%	11/15/48	1,570	1,631,140
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22	5,180	5,223,649
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.500%	01/15/48	290	249,400
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%	09/17/44	4,760	4,290,807
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	5.625%	04/25/24	4,535	4,637,038
Petkim Petrokimya Holding A/S (Turkey), Sr. Unsec’d. Notes, 144A	5.875%	01/26/23	307	278,593
SABIC Capital II BV (Saudi Arabia), Gtd. Notes, 144A	4.000%	10/10/23	334	332,330
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.000%	12/15/42	120	100,892
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.500%	06/01/47	260	234,459
Syngenta Finance NV (Switzerland), Gtd. Notes, 144A	3.698%	04/24/20	4,285	4,253,950

				33,126,418

Commercial Services — 0.4%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	5.625%	10/01/24	205	207,049
Boston University, Series CC, Sec’d. Notes	4.061%	10/01/48	394	395,208

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
Cielo SA/Cielo USA, Inc. (Brazil), Gtd. Notes, 144A	3.750%	11/16/22	3,990	$3,780,246
Equifax, Inc., Sr. Unsec’d. Notes	3.300%	12/15/22	995	977,115
Equifax, Inc., Sr. Unsec’d. Notes	7.000%	07/01/37	395	452,037
George Washington University (The), Unsec’d. Notes	4.126%	09/15/48	754	754,509
Herc Rentals, Inc., Sec’d. Notes, 144A(a)	7.500%	06/01/22	1,133	1,175,488
Herc Rentals, Inc., Sec’d. Notes, 144A(a)	7.750%	06/01/24	1,220	1,271,850
Hertz Corp. (The), Gtd. Notes	5.875%	10/15/20	85	82,450
Hertz Corp. (The), Gtd. Notes	7.375%	01/15/21	561	545,573
IHS Markit Ltd., Gtd. Notes, 144A	4.000%	03/01/26	695	646,350
Moody’s Corp., Sr. Unsec’d. Notes	2.750%	12/15/21	786	770,828
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	4.500%	10/01/20	20	19,750
S&P Global, Inc., Gtd. Notes	4.000%	06/15/25	170	173,102
Total System Services, Inc., Sr. Unsec’d. Notes	3.750%	06/01/23	330	327,315
Total System Services, Inc., Sr. Unsec’d. Notes	3.800%	04/01/21	320	319,936
Total System Services, Inc., Sr. Unsec’d. Notes	4.800%	04/01/26	1,635	1,647,721
University of Notre Dame du Lac, Unsec’d. Notes	3.394%	02/15/48	467	441,328
University of Southern California, Unsec’d. Notes	3.028%	10/01/39	68	61,663
Wesleyan University, Unsec’d. Notes	4.781%	07/01/2116	642	656,510

				14,706,028

Computers — 0.5%
Apple, Inc., Sr. Unsec’d. Notes	2.850%	05/11/24	3,045	2,970,827
Apple, Inc., Sr. Unsec’d. Notes	3.000%	02/09/24	940	928,313
Apple, Inc., Sr. Unsec’d. Notes	3.450%	02/09/45	397	351,533
Apple, Inc., Sr. Unsec’d. Notes	3.850%	05/04/43	1,270	1,202,663
Apple, Inc., Sr. Unsec’d. Notes	4.650%	02/23/46	1,062	1,124,168
Dell International LLC/EMC Corp., Gtd. Notes, 144A	5.875%	06/15/21	75	74,919
Dell International LLC/EMC Corp., Gtd. Notes, 144A	7.125%	06/15/24	64	65,120
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	8.350%	07/15/46	191	206,813
Dell, Inc., Sr. Unsec’d. Notes	5.875%	06/15/19	132	132,495
DXC Technology Co., Sr. Unsec’d. Notes	2.875%	03/27/20	728	721,709
EMC Corp., Sr. Unsec’d. Notes	2.650%	06/01/20	50	48,021
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	3.600%	10/15/20	3,630	3,639,399
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	6.200%	10/15/35	3,740	3,606,046
IBM Credit LLC, Sr. Unsec’d. Notes	3.450%	11/30/20	845	849,369
International Business Machines Corp., Sr. Unsec’d. Notes	2.900%	11/01/21	340	335,398
Seagate HDD Cayman, Gtd. Notes	4.250%	03/01/22	420	401,386

				16,658,179

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.750%	05/15/19	7,896	7,895,405
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	4.500%	05/15/21	610	611,760
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	4.625%	10/30/20	2,015	2,029,060
Air Lease Corp., Sr. Unsec’d. Notes	2.625%	07/01/22	870	824,676
Ally Financial, Inc., Gtd. Notes	7.500%	09/15/20	3,580	3,714,249

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Diversified Financial Services (continued)
Alpha Holding SA de CV (Mexico), Gtd. Notes, 144A	10.000%		12/19/22		206	$150,379
American Express Co., Sr. Unsec’d. Notes	3.700%		11/05/21		1,235	1,246,095
American Express Co., Sr. Unsec’d. Notes	3.700%		08/03/23		780	782,256
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250%		08/15/19		1,833	1,824,675
Capital One Financial Corp., Sr. Unsec’d. Notes	2.400%		10/30/20		1,196	1,170,906
Capital One Financial Corp., Sr. Unsec’d. Notes	3.450%		04/30/21		855	854,598
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		03/09/27		385	357,586
CME Group, Inc., Sr. Unsec’d. Notes	3.750%		06/15/28		550	557,381
Credivalores-Crediservicios SAS (Colombia), Sr. Unsec’d. Notes, 144A	9.750%		07/27/22		370	321,900
Discover Financial Services, Sr. Unsec’d. Notes	4.100%		02/09/27		241	224,990
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%		11/15/35		1,375	1,151,654
Intercontinental Exchange, Inc., Gtd. Notes	4.000%		10/15/23		985	1,007,624
Intercontinental Exchange, Inc., Sr. Unsec’d. Notes	3.450%		09/21/23		545	546,766
Intercontinental Exchange, Inc., Sr. Unsec’d. Notes	3.750%		09/21/28		210	209,055
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%		04/01/19		4,560	4,578,601
National Rural Utilities Cooperative Finance Corp., Sub. Notes	4.750%	(ff)	04/30/43		3,730	3,560,621
Nuveen LLC, Gtd. Notes, 144A	4.000%		11/01/28		580	597,647
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%		05/01/25		3,380	3,160,300
Springleaf Finance Corp., Gtd. Notes	5.250%		12/15/19		5,406	5,418,866
Synchrony Financial, Sr. Unsec’d. Notes	2.600%		01/15/19		1,068	1,067,636
Synchrony Financial, Sr. Unsec’d. Notes	2.700%		02/03/20		506	497,404
Tarjeta Naranja SA (Argentina), Sr. Unsec’d. Notes, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.500% (Cap N/A, Floor 15.000%), 144A	52.292%	(c)	04/11/22		592	236,800
Unifin Financiera SAB de CV SOFOM ENR (Mexico), Sub. Notes, 144A	8.875%	(ff)	—	(rr)	225	185,625
Visa, Inc., Sr. Unsec’d. Notes	3.150%		12/14/25		770	756,672
Visa, Inc., Sr. Unsec’d. Notes	4.150%		12/14/35		502	519,173
Visa, Inc., Sr. Unsec’d. Notes	4.300%		12/14/45		370	382,389

						46,442,749

Electric — 1.9%
Acwa Power Management And Investments One Ltd. (Saudi Arabia), Sr. Sec’d. Notes, 144A	5.950%		12/15/39		6,025	5,659,403
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	3.950%		06/01/28		1,550	1,552,311
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	4.250%		09/15/48		800	806,083
Alabama Power Co., Sr. Unsec’d. Notes	4.150%		08/15/44		110	107,617
Alabama Power Co., Series A, Sr. Unsec’d. Notes	4.300%		07/15/48		1,110	1,111,790
Alliant Energy Finance LLC, Gtd. Notes, 144A	3.750%		06/15/23		295	296,820
Ameren Illinois Co., First Mortgage(a)	3.800%		05/15/28		620	630,712
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.500%		08/15/46		370	328,350
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.750%		08/15/47		405	371,378
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	4.250%		09/15/48		585	580,939
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	5.150%		11/15/43		260	277,474
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	3.550%		08/01/42		350	318,396

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Cometa Energia SA de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375%	04/24/35	9,337	$8,636,744
Consumers Energy Co., First Mortgage	4.050%	05/15/48	220	216,937
DTE Electric Co., Series A, General Ref. Mortgage	4.050%	05/15/48	985	976,034
DTE Energy Co., Series D, Sr. Unsec’d. Notes	3.700%	08/01/23	510	506,429
Duke Energy Carolinas LLC, First Mortgage	3.700%	12/01/47	405	367,853
Duke Energy Carolinas LLC, First Mortgage	3.950%	11/15/28	145	148,758
Duke Energy Carolinas LLC, First Ref. Mortgage	4.000%	09/30/42	1,050	1,008,785
Duke Energy Florida LLC, First Mortgage	3.800%	07/15/28	2,360	2,383,586
Duke Energy Progress LLC, First Mortgage	3.000%	09/15/21	300	300,428
Duke Energy Progress LLC, First Mortgage	3.250%	08/15/25	655	637,372
Duke Energy Progress LLC, First Mortgage	3.700%	09/01/28	1,650	1,666,751
Duke Energy Progress LLC, First Mortgage	4.200%	08/15/45	150	148,843
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	4.500%	09/21/28	870	843,236
Emera US Finance LP (Canada), Gtd. Notes	2.150%	06/15/19	1,209	1,199,115
Emera US Finance LP (Canada), Gtd. Notes	2.700%	06/15/21	1,241	1,208,977
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000%	10/25/26	835	777,176
Enel Generacion Chile SA (Chile), Sr. Unsec’d. Notes	4.250%	04/15/24	1,395	1,371,627
Entergy Corp., Sr. Unsec’d. Notes	2.950%	09/01/26	10	9,226
Entergy Louisiana LLC, First Mortgage	5.400%	11/01/24	250	274,805
Eversource Energy, Series L, Sr. Unsec’d. Notes	2.900%	10/01/24	1,380	1,322,542
Exelon Corp., Sr. Unsec’d. Notes	2.450%	04/15/21	329	321,774
Exelon Corp., Sr. Unsec’d. Notes	4.450%	04/15/46	995	935,908
Exelon Corp., Sr. Unsec’d. Notes	4.950%	06/15/35	292	294,015
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350%	01/15/25	130	131,360
Florida Power & Light Co., First Mortgage	3.950%	03/01/48	863	842,842
Florida Power & Light Co., First Mortgage	4.125%	06/01/48	745	746,908
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA (Argentina), Gtd. Notes, 144A	9.625%	07/27/23	681	573,749
Genneia SA (Argentina), Sr. Unsec’d. Notes, 144A	8.750%	01/20/22	727	656,118
Infraestructura Energetica Nova SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/14/48	3,390	2,657,387
Inkia Energy Ltd. (Peru), Sr. Unsec’d. Notes, 144A	5.875%	11/09/27	400	370,504
ITC Holdings Corp., Sr. Unsec’d. Notes	2.700%	11/15/22	920	889,251
Kansas City Power & Light Co., Sr. Unsec’d. Notes	4.200%	03/15/48	780	756,497
MidAmerican Energy Co., First Mortgage	4.400%	10/15/44	163	167,932
Mid-Atlantic Interstate Transmission LLC, Sr. Unsec’d. Notes, 144A	4.100%	05/15/28	325	322,685
Northern States Power Co., First Mortgage	3.400%	08/15/42	255	229,814
Northern States Power Co., First Mortgage	4.000%	08/15/45	610	594,453
Northern States Power Co., First Mortgage	4.200%	09/01/48	360	354,079
NRG Energy, Inc., Gtd. Notes	6.250%	05/01/24	25	25,375
Ohio Power Co., Series G, Sr. Unsec’d. Notes	6.600%	02/15/33	585	730,337
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	4.550%	12/01/41	550	573,463
Orazul Energy Egenor S en C por A (Peru), Gtd. Notes, 144A	5.625%	04/28/27	318	281,033
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	400	370,623
PacifiCorp, First Mortgage	4.125%	01/15/49	325	319,828

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Public Service Electric & Gas Co., First Mortgage, MTN	3.650%	09/01/28	1,010	$1,022,602
Southern Co. (The), Sr. Unsec’d. Notes	4.400%	07/01/46	1,050	965,434
Southwestern Electric Power Co., Series M, Sr. Unsec’d. Notes	4.100%	09/15/28	515	516,824
Stoneway Capital Corp. (Argentina), Sr. Sec’d. Notes	10.000%	03/01/27	371	333,430
Stoneway Capital Corp. (Argentina), Sr. Sec’d. Notes, 144A	10.000%	03/01/27	928	834,007
Talen Energy Supply LLC, Gtd. Notes	6.500%	06/01/25	695	493,450
Talen Energy Supply LLC, Gtd. Notes, 144A	9.500%	07/15/22	25	25,125
Tampa Electric Co., Sr. Unsec’d. Notes	2.600%	09/15/22	450	436,255
Tampa Electric Co., Sr. Unsec’d. Notes	4.300%	06/15/48	145	138,558
Tampa Electric Co., Sr. Unsec’d. Notes	4.450%	06/15/49	440	428,945
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A	3.850%	06/01/25	1,125	1,120,241
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A	4.250%	01/14/25	3,060	2,959,785
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A	4.625%	07/26/23	360	361,217
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.000%	01/15/43	780	736,650
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%	02/15/44	535	537,981
Virginia Electric & Power Co., Series A, Sr. Unsec’d. Notes	3.500%	03/15/27	1,455	1,432,920
Virginia Electric & Power Co., Series B, Sr. Unsec’d. Notes	4.200%	05/15/45	525	509,279
Virginia Electric & Power Co., Series C, Sr. Unsec’d. Notes	2.750%	03/15/23	940	916,546
Virginia Electric & Power Co., Series C, Sr. Unsec’d. Notes	4.000%	11/15/46	500	472,927
Vistra Energy Corp., Gtd. Notes	7.375%	11/01/22	1,905	1,966,912
Vistra Energy Corp., Gtd. Notes	7.625%	11/01/24	50	52,750
WEC Energy Group, Inc., Sr. Unsec’d. Notes	3.375%	06/15/21	220	219,862

				65,674,132

Electrical Components & Equipment — 0.1%
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	2.878%	04/15/20	2,460	2,436,254
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	3.900%	04/15/25	1,415	1,407,746

				3,844,000

Electronics — 0.1%
Corning, Inc., Sr. Unsec’d. Notes	4.375%	11/15/57	1,560	1,309,309
Honeywell International, Inc., Sr. Unsec’d. Notes	3.812%	11/21/47	290	275,295
Resideo Funding, Inc., Gtd. Notes, 144A	6.125%	11/01/26	355	349,675
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.125%	08/15/27	380	351,497
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.450%	08/01/24	175	170,334

				2,456,110

Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama), Sr. Sec’d. Notes, 144A	5.625%	05/18/36	280	284,549
Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic), Sr. Sec’d. Notes, 144A	6.750%	03/30/29	200	192,125
Great Lakes Dredge & Dock Corp., Gtd. Notes	8.000%	05/15/22	413	419,711

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Engineering & Construction (continued)
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	5.500%		07/31/47		2,693	$2,366,501

						3,262,886

Entertainment — 0.1%
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.250%		02/15/22		667	668,668
Scientific Games International, Inc., Gtd. Notes	10.000%		12/01/22		1,455	1,476,825

						2,145,493

Environmental Control — 0.0%
Republic Services, Inc., Sr. Unsec’d. Notes	2.900%		07/01/26		506	477,275
Republic Services, Inc., Sr. Unsec’d. Notes	3.950%		05/15/28		475	475,307
Republic Services, Inc., Sr. Unsec’d. Notes	4.750%		05/15/23		350	366,356
Waste Management, Inc., Gtd. Notes	3.900%		03/01/35		550	533,827

						1,852,765

Foods — 0.2%
Campbell Soup Co., Sr. Unsec’d. Notes	8.875%		05/01/21		390	431,097
Conagra Brands, Inc., Sr. Unsec’d. Notes	3.800%		10/22/21		270	270,095
General Mills, Inc., Sr. Unsec’d. Notes	3.200%		04/16/21		510	507,199
General Mills, Inc., Sr. Unsec’d. Notes	4.000%		04/17/25		555	546,200
Grupo Bimbo SAB de CV (Mexico), Sub. Notes, 144A	5.950%	(ff)	—	(rr)	252	244,541
Kroger Co. (The), Sr. Unsec’d. Notes(a)	2.650%		10/15/26		1,415	1,260,002
MARB BondCo PLC (Brazil), Gtd. Notes, 144A	6.875%		01/19/25		971	899,884
Marfrig Holdings Europe BV (Brazil), Gtd. Notes, 144A	8.000%		06/08/23		326	326,815
Tyson Foods, Inc., Gtd. Notes	3.950%		08/15/24		1,015	1,009,114
Tyson Foods, Inc., Sr. Unsec’d. Notes	3.550%		06/02/27		1,375	1,281,422
Tyson Foods, Inc., Sr. Unsec’d. Notes	3.900%		09/28/23		70	69,903
Tyson Foods, Inc., Sr. Unsec’d. Notes	5.100%		09/28/48		65	62,374

						6,908,646

Forest Products & Paper — 0.2%
Eldorado Intl. Finance GmbH (Brazil), Gtd. Notes, 144A	8.625%		06/16/21		356	368,905
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400%		11/01/20		585	606,162
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375%		12/01/25		489	589,665
Georgia-Pacific LLC, Series 144A, Sr. Unsec’d. Notes, 144A	3.734%		07/15/23		501	505,768
Klabin Finance SA (Brazil), Gtd. Notes, 144A	4.875%		09/19/27		649	588,968
Suzano Austria GmbH (Brazil), Gtd. Notes, 144A	5.750%		07/14/26		4,890	4,987,799
Suzano Austria GmbH (Brazil), Gtd. Notes, 144A	6.000%		01/15/29		560	571,480

						8,218,747

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500%		05/20/25		395	361,425
NiSource, Inc., Sr. Unsec’d. Notes	2.650%		11/17/22		155	148,394
NiSource, Inc., Sr. Unsec’d. Notes	3.490%		05/15/27		1,285	1,226,204

						1,736,023

Healthcare-Products — 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes	3.750%		11/30/26		1,916	1,892,235

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Products (continued)
Baxter International, Inc., Sr. Unsec’d. Notes	1.700%	08/15/21	90	$86,346
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.133%	06/06/19	700	695,922
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.675%	12/15/19	1,183	1,171,751
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.894%	06/06/22	2,165	2,096,846
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.300%	03/01/23	905	889,131
Becton Dickinson & Co., Sr. Unsec’d. Notes	4.685%	12/15/44	179	167,538
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	930	926,326
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	2,370	2,426,500
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.950%	09/19/26	1,362	1,256,917
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.000%	04/15/23	460	447,529
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.150%	01/15/23	180	176,400
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.150%	02/01/24	790	800,251
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.500%	03/01/21	2,270	2,320,034

				15,353,726

Healthcare-Services — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	11/15/42	50	43,284
Aetna, Inc., Sr. Unsec’d. Notes	4.500%	05/15/42	533	494,805
Aetna, Inc., Sr. Unsec’d. Notes	4.750%	03/15/44	393	374,967
AHS Hospital Corp., Unsec’d. Notes	5.024%	07/01/45	286	317,670
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	240	235,409
Anthem, Inc., Sr. Unsec’d. Notes	4.101%	03/01/28	525	514,572
Baylor Scott & White Holdings, Unsec’d. Notes	4.185%	11/15/45	400	394,276
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42	280	253,276
CHRISTUS Health, Series C, Sr. Sec’d. Notes	4.341%	07/01/28	587	599,014
Cigna Holding Co., Gtd. Notes	3.250%	04/15/25	1,536	1,459,743
Dignity Health, Sec’d. Notes	2.637%	11/01/19	751	746,614
HCA, Inc., Sr. Sec’d. Notes	4.250%	10/15/19	158	157,605
HCA, Inc., Sr. Sec’d. Notes	4.500%	02/15/27	55	51,975
HCA, Inc., Sr. Sec’d. Notes	4.750%	05/01/23	760	748,600
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	1,087	1,076,130
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	82	81,590
HCA, Inc., Sr. Sec’d. Notes	5.250%	06/15/26	173	171,703
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	420	430,500
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20	3,151	3,229,775
Kaiser Foundation Hospitals, Gtd. Notes	3.500%	04/01/22	733	745,224
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47	222	219,263
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.625%	02/01/20	845	839,128
Mercy Health, Sr. Sec’d. Notes	4.302%	07/01/28	315	321,331
Montefiore Obligated Group, Unsec’d. Notes	5.246%	11/01/48	613	593,490
Ochsner Clinic Foundation, Sec’d. Notes	5.897%	05/15/45	326	394,706
PeaceHealth Obligated Group, Sr. Unsec’d. Notes	4.787%	11/15/48	560	592,008
Providence St. Joseph Health Obligated Group, Series A, Unsec’d. Notes	3.930%	10/01/48	514	489,604
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%	07/15/45	350	380,932
SSM Health Care Corp., Sr. Unsec’d. Notes	3.688%	06/01/23	593	598,439
Sutter Health, Unsec’d. Notes	3.695%	08/15/28	593	594,625
Tenet Healthcare Corp., Sec’d. Notes, 144A	7.500%	01/01/22	30	30,450
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%	04/01/21	36	35,010
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.000%	10/01/20	2,187	2,214,338
Tenet Healthcare Corp., Sr. Unsec’d. Notes	5.500%	03/01/19	95	95,095
Toledo Hospital (The), Sr. Sec’d. Notes	5.750%	11/15/38	1,032	1,089,702
Trinity Health Corp., Sec’d. Notes	4.125%	12/01/45	487	462,717
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.100%	03/15/26	365	352,256

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services (continued)
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.700%	12/15/25	785	$792,833
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	1,150	1,164,106
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	10/15/47	500	457,585
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.200%	01/15/47	564	560,406
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.450%	12/15/48	250	257,334
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	07/15/35	176	186,559
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750%	08/01/22	4,245	4,223,775

				29,072,424

Holding Companies-Diversified — 0.1%
CK Hutchison International 16 Ltd. (Hong Kong), Gtd. Notes, 144A	2.750%	10/03/26	2,365	2,173,922
Grupo KUO SAB De CV (Mexico), Sr. Unsec’d. Notes, 144A	5.750%	07/07/27	603	546,620

				2,720,542

Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.875%	02/15/21	791	759,360
Beazer Homes USA, Inc., Gtd. Notes	8.750%	03/15/22	657	657,000
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500%	12/15/20	596	595,255
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%	07/01/22	76	71,820
Century Communities, Inc., Gtd. Notes	6.875%	05/15/22	171	165,443
K Hovnanian Enterprises, Inc., Sec’d. Notes, 144A	10.000%	07/15/22	752	658,000
K Hovnanian Enterprises, Inc., Sec’d. Notes, 144A	10.500%	07/15/24	665	551,950
KB Home, Gtd. Notes	4.750%	05/15/19	155	154,613
KB Home, Gtd. Notes	8.000%	03/15/20	27	27,878
Lennar Corp., Gtd. Notes	2.950%	11/29/20	3	2,907
Lennar Corp., Gtd. Notes	4.500%	06/15/19	250	249,375
Lennar Corp., Gtd. Notes	4.500%	11/15/19	196	194,530
Lennar Corp., Gtd. Notes	4.750%	04/01/21	77	76,326
Lennar Corp., Gtd. Notes	5.250%	06/01/26	10	9,425
Lennar Corp., Gtd. Notes	5.875%	11/15/24	692	692,000
Lennar Corp., Gtd. Notes	8.375%	01/15/21	61	64,813
PulteGroup, Inc., Gtd. Notes	4.250%	03/01/21	28	27,790
PulteGroup, Inc., Gtd. Notes	5.000%	01/15/27	34	30,770
PulteGroup, Inc., Gtd. Notes	6.000%	02/15/35	9	7,785
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250%	04/15/21	375	371,250
Toll Brothers Finance Corp., Gtd. Notes	4.375%	04/15/23	500	468,750
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., Gtd. Notes	4.375%	06/15/19	168	166,740

				6,003,780

Household Products/Wares — 0.0%
Controladora Mabe SA de CV (Mexico), Gtd. Notes, 144A	5.600%	10/23/28	528	495,528

Insurance — 0.4%
Ambac Assurance Corp., Sub. Notes, 144A	5.100%	06/07/20	42	55,277

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Ambac LSNI LLC (Cayman Islands), Sr. Sec’d. Notes, 3 Month LIBOR + 5.000% (Cap N/A, Floor 6.000%), 144A	7.803%	(c)	02/12/23	351	$351,517
Aon Corp., Gtd. Notes	4.500%		12/15/28	1,365	1,381,802
Aon PLC, Gtd. Notes	4.750%		05/15/45	284	278,667
Ardonagh Midco 3 PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.625%		07/15/23	3,465	2,945,250
AXA Equitable Holdings, Inc., Sr. Unsec’d. Notes, 144A	3.900%		04/20/23	270	266,654
AXA Equitable Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.000%		04/20/48	240	212,888
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300%		04/15/43	175	162,573
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	3.500%		06/03/24	1,855	1,827,238
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	3.500%		03/10/25	545	535,386
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	3.750%		03/14/26	47	46,445
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	4.050%		10/15/23	425	431,212
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	4.200%		03/01/48	685	622,150
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	4.350%		01/30/47	128	119,367
MetLife, Inc., Sr. Unsec’d. Notes	4.125%		08/13/42	325	304,299
Principal Financial Group, Inc., Gtd. Notes	4.300%		11/15/46	190	174,815
Radian Group, Inc., Sr. Unsec’d. Notes	4.500%		10/01/24	430	389,688
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600%		08/01/43	480	497,695
Trinity Acquisition PLC, Gtd. Notes	4.400%		03/15/26	185	183,837
Willis North America, Inc., Gtd. Notes	3.600%		05/15/24	2,090	2,040,593

					12,827,353

Internet — 0.2%
Alibaba Group Holding Ltd. (China), Sr. Unsec’d. Notes(a)	3.600%		11/28/24	875	855,920
Amazon.com, Inc., Sr. Unsec’d. Notes	4.250%		08/22/57	5,850	5,684,100
Baidu, Inc. (China), Sr. Unsec’d. Notes	4.375%		05/14/24	565	569,648
VeriSign, Inc., Sr. Unsec’d. Notes	4.625%		05/01/23	1,576	1,552,360

					8,662,028

Iron/Steel — 0.0%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	5.250%		08/05/20	30	30,441
Nucor Corp., Sr. Unsec’d. Notes	5.200%		08/01/43	275	291,642
Steel Dynamics, Inc., Gtd. Notes	5.125%		10/01/21	1,420	1,418,225
Steel Dynamics, Inc., Gtd. Notes	5.250%		04/15/23	50	49,313
Steel Dynamics, Inc., Gtd. Notes	5.500%		10/01/24	25	24,750

					1,814,371

Leisure Time — 0.0%
Carlson Travel, Inc., Sr. Sec’d. Notes, 144A	6.750%		12/15/23	207	199,496
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	5.250%		11/15/23	50	49,375
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250%		02/01/25	466	492,655

					741,526

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Lodging — 0.0%
MGM Resorts International, Gtd. Notes	5.250%		03/31/20	25	$25,063

Machinery-Construction & Mining — 0.1%
Ferreycorp SAA (Peru), Gtd. Notes, 144A	4.875%		04/26/20	1,897	1,889,886

Machinery-Diversified — 0.1%
CNH Industrial Capital LLC, Gtd. Notes	4.375%		04/05/22	2,195	2,204,439

Media — 1.4%
Cablevision SA (Argentina), Sr. Unsec’d. Notes, 144A	6.500%		06/15/21	164	158,055
CBS Corp., Gtd. Notes.	2.300%		08/15/19	1,113	1,104,746
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.125%		02/15/23	50	48,750
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250%		09/30/22	97	96,151
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.750%		01/15/24	25	24,750
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%		05/01/23	55	53,488
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	3.579%		07/23/20	2,485	2,482,321
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.500%		02/01/24	1,430	1,427,828
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%		07/23/25	1,626	1,616,829
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	5.750%		04/01/48	1,160	1,086,246
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%		10/23/35	2,914	2,991,067
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes, 3 Month LIBOR + 1.650%	4.191%	(c)	02/01/24	33	32,445
Comcast Corp., Gtd. Notes	3.150%		03/01/26	1,890	1,808,379
Comcast Corp., Gtd. Notes	3.200%		07/15/36	2,655	2,283,847
Comcast Corp., Gtd. Notes	3.300%		10/01/20	2,590	2,599,906
Comcast Corp., Gtd. Notes	3.375%		02/15/25	180	176,297
Comcast Corp., Gtd. Notes	3.400%		07/15/46	1,677	1,389,522
Comcast Corp., Gtd. Notes	3.450%		10/01/21	240	242,433
Comcast Corp., Gtd. Notes	4.150%		10/15/28	985	1,000,201
Comcast Corp., Gtd. Notes	4.250%		10/15/30	790	798,933
Comcast Corp., Gtd. Notes	4.400%		08/15/35	222	214,762
Comcast Corp., Gtd. Notes	4.950%		10/15/58	570	579,491
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150%		08/15/24	2,440	2,347,289
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%		02/15/19	67	67,168
Discovery Communications LLC, Gtd. Notes	3.800%		03/13/24	938	915,050
Discovery Communications LLC, Gtd. Notes	4.375%		06/15/21	850	864,983
Discovery Communications LLC, Gtd. Notes	5.200%		09/20/47	245	225,164
Discovery Communications LLC, Gtd. Notes, 144A	3.950%		06/15/25	695	667,597
DISH DBS Corp., Gtd. Notes	7.875%		09/01/19	53	54,076

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Media (continued)
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	4.850%		07/06/27		3,690	$3,534,120
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%		07/18/20		7,359	7,554,455
NBCUniversal Enterprise, Inc., Jr. Sub. Notes, 144A	5.250%		—	(rr)	1,847	1,870,088
NBCUniversal Media LLC, Gtd. Notes	4.450%		01/15/43		645	621,735
Time Warner Cable LLC, Sr. Sec’d. Notes	4.500%		09/15/42		83	66,724
Time Warner Cable LLC, Sr. Sec’d. Notes	5.000%		02/01/20		610	618,555
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%		09/01/41		764	696,220
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%		11/15/40		415	396,348
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%		05/01/37		780	800,467
Time Warner Cable LLC, Sr. Sec’d. Notes	6.750%		06/15/39		2,020	2,052,574
Viacom, Inc., Sr. Unsec’d. Notes	6.875%		04/30/36		500	536,581
Warner Media LLC, Gtd. Notes	2.100%		06/01/19		1,131	1,124,517
Warner Media LLC, Gtd. Notes	3.550%		06/01/24		530	511,268
Warner Media LLC, Gtd. Notes	3.600%		07/15/25		482	456,513
Warner Media LLC, Gtd. Notes	4.650%		06/01/44		280	245,052
Warner Media LLC, Gtd. Notes	4.850%		07/15/45		1,130	1,013,915

						49,456,906

Mining — 0.3%
Anglo American Capital PLC (South Africa), Gtd. Notes, 144A	3.625%		09/11/24		1,145	1,082,311
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%		04/01/42		405	404,984
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43		425	464,308
Freeport-McMoRan, Inc., Gtd. Notes	3.550%		03/01/22		5,625	5,322,656
Kaiser Aluminum Corp., Gtd. Notes	5.875%		05/15/24		13	12,708
Largo Resources Ltd. (Canada), Sr. Sec’d. Notes, 144A	9.250%		06/01/21		55	57,819
Newmont Mining Corp., Gtd. Notes	3.500%		03/15/22		1,200	1,187,477
Newmont Mining Corp., Gtd. Notes	4.875%		03/15/42		5	4,728
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45		3,100	3,167,129

						11,704,120

Miscellaneous Manufacturing — 0.1%
Eaton Corp., Gtd. Notes	2.750%		11/02/22		748	727,500
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A	6.000%		07/15/22		50	49,000
General Electric Co., Sub. Notes, MTN(a)	5.300%		02/11/21		625	625,775
Koppers, Inc., Gtd. Notes, 144A	6.000%		02/15/25		915	805,200

						2,207,475

Oil & Gas — 2.7%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.898%	(s)	10/10/36		2,000	834,098
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.200%		03/15/40		960	991,914
Antero Resources Corp., Gtd. Notes(a)	5.000%		03/01/25		339	306,795
Antero Resources Corp., Gtd. Notes	5.125%		12/01/22		490	460,599
Antero Resources Corp., Gtd. Notes	5.375%		11/01/21		585	564,525
Antero Resources Corp., Gtd. Notes	5.625%		06/01/23		401	380,949
Apache Corp., Sr. Unsec’d. Notes(a)	2.625%		01/15/23		578	545,981
Apache Corp., Sr. Unsec’d. Notes	4.750%		04/15/43		1,120	960,692
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40		390	353,237
BP Capital Markets America, Inc., Gtd. Notes	3.790%		02/06/24		395	399,262

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.315%	02/13/20	2,755	$2,731,456
Bruin E&P Partners LLC, Sr. Unsec’d. Notes, 144A	8.875%	08/01/23	778	692,420
Carrizo Oil & Gas, Inc., Gtd. Notes(a)	6.250%	04/15/23	146	135,050
Centennial Resource Production LLC, Gtd. Notes, 144A	5.375%	01/15/26	52	48,360
Chaparral Energy, Inc., Sr. Unsec’d. Notes, 144A	8.750%	07/15/23	337	240,955
Chesapeake Energy Corp., Gtd. Notes	6.125%	02/15/21	42	39,480
Chesapeake Energy Corp., Gtd. Notes	6.625%	08/15/20	100	96,750
Chesapeake Energy Corp., Gtd. Notes(a)	7.000%	10/01/24	1,817	1,571,705
Cimarex Energy Co., Sr. Unsec’d. Notes	3.900%	05/15/27	1,010	937,220
Cimarex Energy Co., Sr. Unsec’d. Notes	4.375%	06/01/24	1,545	1,536,398
CNPC General Capital Ltd. (China), Gtd. Notes, 144A	3.950%	04/19/22	2,445	2,475,856
Concho Resources, Inc., Gtd. Notes	3.750%	10/01/27	2,270	2,136,896
Concho Resources, Inc., Gtd. Notes	4.375%	01/15/25	365	360,512
Continental Resources, Inc., Gtd. Notes	3.800%	06/01/24	840	795,202
Continental Resources, Inc., Gtd. Notes	4.500%	04/15/23	3,024	2,976,152
Continental Resources, Inc., Gtd. Notes	5.000%	09/15/22	2,347	2,330,347
CVR Refining LLC/Coffeyville Finance, Inc., Gtd. Notes	6.500%	11/01/22	50	49,250
Devon Energy Corp., Sr. Unsec’d. Notes	4.000%	07/15/21	2,555	2,557,517
Diamondback Energy, Inc., Gtd. Notes	4.750%	11/01/24	180	173,700
Diamondback Energy, Inc., Gtd. Notes	5.375%	05/31/25	715	697,125
Dolphin Energy Ltd. LLC (United Arab Emirates), Sr. Sec’d. Notes, 144A	5.500%	12/15/21	4,320	4,492,800
Ensco PLC, Sr. Unsec’d. Notes(a)	4.500%	10/01/24	1,870	1,215,500
Ensco PLC, Sr. Unsec’d. Notes	5.750%	10/01/44	1,430	799,198
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	230	217,144
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	170	174,484
EQT Corp., Sr. Unsec’d. Notes	8.125%	06/01/19	99	100,680
Exxon Mobil Corp., Sr. Unsec’d. Notes	1.819%	03/15/19	2,224	2,219,902
Frontera Energy Corp. (Colombia), Gtd. Notes, 144A	9.700%	06/25/23	252	248,535
Hess Corp., Sr. Unsec’d. Notes	5.800%	04/01/47	420	376,970
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru), Sr. Unsec’d. Notes, 144A	6.375%	06/01/28	1,425	1,445,164
Marathon Oil Corp., Sr. Unsec’d. Notes	2.700%	06/01/20	1,680	1,655,177
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.125%	03/01/21	2,045	2,104,030
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.850%	12/15/45	225	222,143
Marathon Petroleum Corp., Sr. Unsec’d. Notes, 144A	4.750%	12/15/23	2,235	2,293,323
Nabors Industries, Inc., Gtd. Notes(a)	5.100%	09/15/23	6,805	5,168,418
Nabors Industries, Inc., Gtd. Notes(a)	5.500%	01/15/23	1,240	984,214
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%	01/01/26	680	666,400
Northern Oil and Gas, Inc., Sec’d. Notes, Cash coupon 8.500% and PIK 1.000%	9.500%	05/15/23	264	254,100
Oasis Petroleum, Inc., Gtd. Notes(a)	6.500%	11/01/21	267	264,330
Oasis Petroleum, Inc., Gtd. Notes(a)	6.875%	03/15/22	950	895,375
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil), Sr. Sec’d. Notes, 144A	6.350%	12/01/21	219	210,811
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec’d. Notes, 144A	6.720%	12/01/22	66	61,391
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec’d. Notes, Cash coupon 7.720% or PIK N/A, 144A	7.720%	12/01/26	7	1,843

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value
Oil & Gas (continued)
Pacific Drilling SA, Sr. Sec’d. Notes, 144A	8.375%		10/01/23		770	$735,350
Pan American Energy LLC (Argentina), Gtd. Notes, 144A	7.875%		05/07/21		2,705	2,708,381
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.999%		01/27/28		494	465,106
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.750%		01/27/41		1,110	1,046,175
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.850%		06/05/2115		3,000	2,680,500
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.375%		01/17/27		980	1,006,950
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.750%		05/23/26		494	553,280
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.950%		07/15/22		170	170,505
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	4.450%		01/15/26		2,098	2,118,244
Puma International Financing SA (Singapore), Gtd. Notes, 144A	5.000%		01/24/26		471	365,063
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%		05/01/23		725	641,625
Range Resources Corp., Gtd. Notes(a)	4.875%		05/15/25		490	401,800
Range Resources Corp., Gtd. Notes(a)	5.000%		03/15/23		2,145	1,887,600
Resolute Energy Corp., Gtd. Notes(a)	8.500%		05/01/20		1,369	1,348,465
Sable Permian Resources Land LLC, Sr. Sec’d. Notes, 144A(a)	13.000%		11/30/20		216	224,639
Shell International Finance BV (Netherlands), Gtd. Notes	2.250%		01/06/23		1,725	1,658,970
Shell International Finance BV (Netherlands), Gtd. Notes	3.250%		05/11/25		620	611,344
Shell International Finance BV (Netherlands), Gtd. Notes	3.625%		08/21/42		440	398,856
Shell International Finance BV (Netherlands), Gtd. Notes	4.125%		05/11/35		150	148,869
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%		01/15/24		835	726,450
SM Energy Co., Sr. Unsec’d. Notes(a)	5.625%		06/01/25		600	522,000
SM Energy Co., Sr. Unsec’d. Notes	6.125%		11/15/22		725	685,125
Talos Production LLC/Talos Production Finance, Inc., Sec’d. Notes(a)	11.000%		04/03/22		875	840,000
Tecpetrol SA (Argentina), Gtd. Notes, 144A	4.875%		12/12/22		189	173,882
Thaioil Treasury Center Co. Ltd. (Thailand), Gtd. Notes, MTN, 144A	4.875%		01/23/43		7,245	7,016,259
Transocean Guardian Ltd., Sr. Sec’d. Notes, 144A(a)	5.875%		01/15/24		2,007	1,921,703
Ultrapar International SA (Brazil), Gtd. Notes, 144A	5.250%		10/06/26		7,040	6,837,670
Valero Energy Corp., Sr. Unsec’d. Notes	3.400%		09/15/26		534	489,858
Valero Energy Corp., Sr. Unsec’d. Notes	3.650%		03/15/25		836	797,788
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	3.650%		03/05/25		163	154,822
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.750%		04/04/24		165	155,100
YPF SA (Argentina), Sr. Unsec’d. Notes	8.750%		04/04/24		309	290,459

						94,235,173

Oil & Gas Services — 0.2%
Bristow Group, Inc., Sr. Sec’d. Notes, 144A(v)	8.750%		03/01/23		1,220	872,300
Halliburton Co., Sr. Unsec’d. Notes	3.800%		11/15/25		3,090	2,994,175
Halliburton Co., Sr. Unsec’d. Notes	5.000%		11/15/45		148	145,312
Odebrecht Oil & Gas Finance Ltd. (Brazil), Gtd. Notes, 144A	12.689%	(s)	—	(rr)	37	381
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%		12/21/20		1,073	1,063,700

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas Services (continued)
Transocean Phoenix 2 Ltd., Sr. Sec’d. Notes, 144A	7.750%	10/15/24	1,558	$1,549,812
Transocean Proteus Ltd., Sr. Sec’d. Notes, 144A	6.250%	12/01/24	154	147,072
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	99	77,220

				6,849,972

Packaging & Containers — 0.0%
Graphic Packaging International LLC, Gtd. Notes	4.750%	04/15/21	17	16,958
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Gtd. Notes, 144A	7.000%	07/15/24	25	23,813
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes	5.750%	10/15/20	1,501	1,497,395

				1,538,166

Pharmaceuticals — 1.7%
AbbVie, Inc., Sr. Unsec’d. Notes	2.300%	05/14/21	785	766,609
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	1,245	1,194,185
AbbVie, Inc., Sr. Unsec’d. Notes	3.750%	11/14/23	760	756,159
AbbVie, Inc., Sr. Unsec’d. Notes	4.250%	11/14/28	590	572,771
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42	440	386,940
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	1,410	1,304,401
Allergan Finance LLC, Gtd. Notes	3.250%	10/01/22	1,720	1,681,679
Allergan Funding SCS, Gtd. Notes	3.450%	03/15/22	2,115	2,081,250
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	5,553	5,420,969
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.625%	12/01/21	3,120	3,073,200
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A	6.500%	03/15/22	894	898,470
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A	7.000%	03/15/24	268	270,680
Bayer US Finance II LLC (Germany), Gtd. Notes, 144A	3.375%	07/15/24	264	251,136
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.375%	10/08/24	954	899,616
Cigna Corp., Gtd. Notes, 144A	3.200%	09/17/20	4,270	4,252,450
Cigna Corp., Gtd. Notes, 144A	4.800%	08/15/38	3,330	3,270,442
Cigna Corp., Gtd. Notes, 144A	4.900%	12/15/48	3,890	3,805,965
CVS Health Corp., Sr. Unsec’d. Notes	3.700%	03/09/23	765	756,811
CVS Health Corp., Sr. Unsec’d. Notes	4.000%	12/05/23	1,285	1,288,672
CVS Health Corp., Sr. Unsec’d. Notes	4.100%	03/25/25	1,685	1,668,188
CVS Health Corp., Sr. Unsec’d. Notes	4.780%	03/25/38	425	407,259
CVS Health Corp., Sr. Unsec’d. Notes	5.050%	03/25/48	9,040	8,792,393
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	3,645	3,548,076
GlaxoSmithKline Capital, Inc. (United Kingdom), Gtd. Notes	3.875%	05/15/28	1,415	1,437,946
Johnson & Johnson, Sr. Unsec’d. Notes	2.450%	03/01/26	170	159,667
Johnson & Johnson, Sr. Unsec’d. Notes	2.625%	01/15/25	905	871,642
Johnson & Johnson, Sr. Unsec’d. Notes	3.625%	03/03/37	195	187,571
Merck & Co., Inc., Sr. Unsec’d. Notes	3.600%	09/15/42	135	127,518
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%	09/23/19	3,660	3,608,708
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	430	415,803
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	1,720	1,556,465
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	3.800%	11/26/20	850	855,128

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	4.400%		11/26/23	1,465	$1,481,045
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	5.000%		11/26/28	1,325	1,353,302
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	1.700%		07/19/19	99	97,463
Wyeth LLC, Gtd. Notes	5.950%		04/01/37	945	1,133,306
Wyeth LLC, Gtd. Notes	6.450%		02/01/24	170	194,659

					60,828,544

Pipelines — 2.3%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec’d. Notes, 144A	4.600%		11/02/47	2,435	2,377,364
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	4.250%		12/01/27	310	292,642
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.200%		12/01/47	700	630,197
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.250%		01/15/25	60	61,078
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.500%		10/15/19	2,860	2,884,083
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.375%		05/01/24	33	34,073
Buckeye Partners LP, Sr. Unsec’d. Notes	4.875%		02/01/21	1,920	1,941,334
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes	5.875%		03/31/25	36	35,820
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes	7.000%		06/30/24	100	105,500
Cheniere Energy Partners LP, Sr. Sec’d. Notes	5.250%		10/01/25	25	23,313
DCP Midstream Operating LP, Gtd. Notes	2.700%		04/01/19	5	4,959
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%		03/15/20	53	53,199
Enbridge, Inc. (Canada), Sr. Unsec’d. Notes	2.900%		07/15/22	1,235	1,195,187
Enbridge, Inc. (Canada), Sr. Unsec’d. Notes(a)	3.700%		07/15/27	985	932,937
Enbridge, Inc. (Canada), Sub. Notes	5.500%	(ff)	07/15/77	850	719,699
Energy Transfer LP, Sr. Sec’d. Notes	4.250%		03/15/23	2,595	2,497,688
Energy Transfer LP, Sr. Sec’d. Notes	5.875%		01/15/24	1,573	1,600,528
Energy Transfer LP, Sr. Sec’d. Notes	7.500%		10/15/20	124	128,960
Energy Transfer Operating LP, Gtd. Notes	4.900%		02/01/24	210	212,537
Energy Transfer Operating LP, Gtd. Notes	5.150%		02/01/43	660	571,943
Energy Transfer Operating LP, Gtd. Notes	6.050%		06/01/41	5,700	5,446,588
Energy Transfer Operating LP, Gtd. Notes	6.500%		02/01/42	2,355	2,350,348
Energy Transfer Partners LP, Gtd. Notes	5.000%		10/01/22	1,635	1,668,582
Energy Transfer Partners LP/Regency Energy Finance Corp., Gtd. Notes	4.500%		11/01/23	2,490	2,490,808
Energy Transfer Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.875%		03/01/22	2,155	2,242,223
Enterprise Products Operating LLC, Gtd. Notes	4.450%		02/15/43	774	702,367
Enterprise Products Operating LLC, Gtd. Notes	4.850%		03/15/44	580	562,385
Enterprise Products Operating LLC, Gtd. Notes	5.100%		02/15/45	301	302,092
Kinder Morgan Energy Partners LP, Gtd. Notes	4.300%		05/01/24	8,225	8,212,709
Kinder Morgan Energy Partners LP, Gtd. Notes	5.000%		03/01/43	380	344,817
Kinder Morgan Energy Partners LP, Gtd. Notes	5.800%		03/15/35	245	250,469
Kinder Morgan Energy Partners LP, Gtd. Notes	6.375%		03/01/41	165	175,117
Kinder Morgan, Inc., Gtd. Notes	3.050%		12/01/19	1,260	1,252,736
Kinder Morgan, Inc., Gtd. Notes	3.150%		01/15/23	2,070	2,011,495
Kinder Morgan, Inc., Gtd. Notes	5.050%		02/15/46	1,875	1,712,131
Kinder Morgan, Inc., Gtd. Notes	5.550%		06/01/45	145	143,604

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
Kinder Morgan, Inc., Gtd. Notes, 144A	5.625%	11/15/23	335	$354,143
MPLX LP, Sr. Unsec’d. Notes	4.125%	03/01/27	510	485,578
MPLX LP, Sr. Unsec’d. Notes	4.875%	12/01/24	1,875	1,908,620
MPLX LP, Sr. Unsec’d. Notes	4.875%	06/01/25	620	625,681
MPLX LP, Sr. Unsec’d. Notes	5.200%	03/01/47	434	399,496
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375%	08/15/22	639	621,428
Northwest Pipeline LLC, Sr. Unsec’d. Notes	4.000%	04/01/27	1,560	1,516,271
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.650%	06/01/22	150	147,260
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	5.625%	04/15/20	1,401	1,401,000
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	01/15/19	1,191	1,191,000
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	04/15/23	1,830	1,928,053
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	03/01/25	2,005	2,082,111
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.750%	05/15/24	2,010	2,097,148
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.875%	06/30/26	2,063	2,184,313
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	6.250%	03/15/22	100	105,149
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.500%	03/15/45	1,095	990,128
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.400%	10/01/47	1,315	1,191,661
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.125%	11/15/19	613	607,636
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.125%	02/01/25	27	25,313
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	3.500%	01/15/28	705	665,609
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	4.150%	01/15/48	355	315,962
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	4.250%	05/15/28	295	292,151
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	4.875%	01/15/26	1,080	1,117,828
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/40	1,075	1,199,828
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.000%	03/15/28	990	968,061
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.450%	08/01/42	500	460,304
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.600%	03/15/48	120	112,202
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	7.850%	02/01/26	509	615,323
Transportadora de Gas Internacional SA ESP (Colombia), Sr. Unsec’d. Notes, 144A	5.550%	11/01/28	2,948	2,981,165
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.700%	01/15/23	680	663,347
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	09/15/25	1,275	1,231,092
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.125%	11/15/20	940	947,464
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.550%	06/24/24	610	615,923
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.750%	06/24/44	685	688,445
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.875%	09/01/21	480	524,187
Williams Cos., Inc. (The), Series A, Sr. Unsec’d. Notes	7.500%	01/15/31	465	555,077

				79,987,469

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Real Estate — 0.0%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875%	11/15/25	17	$16,405

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp., Sr. Unsec’d. Notes	3.000%	06/15/23	2,680	2,578,492
American Tower Corp., Sr. Unsec’d. Notes	3.450%	09/15/21	742	741,861
American Tower Corp., Sr. Unsec’d. Notes	3.500%	01/31/23	208	204,417
American Tower Corp., Sr. Unsec’d. Notes	4.400%	02/15/26	132	131,897
American Tower Corp., Sr. Unsec’d. Notes	5.000%	02/15/24	201	207,922
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes	3.849%	04/15/23	480	475,338
Crown Castle International Corp., Sr. Unsec’d. Notes	2.250%	09/01/21	1,485	1,435,728
Crown Castle International Corp., Sr. Unsec’d. Notes	3.200%	09/01/24	1,990	1,887,923
Crown Castle International Corp., Sr. Unsec’d. Notes	3.400%	02/15/21	405	404,859
Equinix, Inc., Sr. Unsec’d. Notes	5.375%	04/01/23	25	24,875
Equinix, Inc., Sr. Unsec’d. Notes, REIT	5.375%	01/01/22	103	103,773
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250%	05/01/25	50	46,500
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375%	04/15/21	87	86,646
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	1,289	1,299,957
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.250%	06/01/25	906	899,586
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	11/01/23	25	25,343
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	04/15/26	67	66,264
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.750%	06/01/28	50	50,500
Iron Mountain, Inc., Gtd. Notes	6.000%	08/15/23	28	28,350
Iron Mountain, Inc., Gtd. Notes, 144A	4.375%	06/01/21	50	49,375
iStar, Inc., Sr. Unsec’d. Notes	6.500%	07/01/21	3,530	3,494,700
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	5.625%	05/01/24	500	495,000

				14,739,306

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sr. Sec’d. Notes, 144A	4.625%	01/15/22	335	324,113
El Puerto de Liverpool SAB de CV (Mexico), Gtd. Notes, 144A	3.875%	10/06/26	6,525	5,945,906
GameStop Corp., Gtd. Notes, 144A	5.500%	10/01/19	3,425	3,407,875
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500%	09/15/56	250	210,208
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.900%	12/06/28	155	158,760
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%	12/16/36	640	768,929
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%	09/15/45	820	736,336
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.350%	04/01/23	855	850,676
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	860	843,050
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	02/15/42	375	324,168
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.450%	03/01/47	430	411,123
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.450%	09/01/48	185	175,987
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.700%	12/09/35	695	698,065
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%	12/09/45	520	523,455
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	3.750%	04/30/23	2,270	2,202,211

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Retail (continued)
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	4.375%	01/27/25	1,225	$1,194,657
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26	2,610	2,455,717
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	3.800%	11/18/24	100	98,479
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.800%	11/18/44	67	61,002
Walmart, Inc., Sr. Unsec’d. Notes	3.550%	06/26/25	775	783,547
Walmart, Inc., Sr. Unsec’d. Notes	4.050%	06/29/48	365	363,182

				22,537,446

Semiconductors — 0.9%
Analog Devices, Inc., Sr. Unsec’d. Notes	2.500%	12/05/21	1,075	1,049,362
Analog Devices, Inc., Sr. Unsec’d. Notes	3.500%	12/05/26	715	684,330
Analog Devices, Inc., Sr. Unsec’d. Notes	3.900%	12/15/25	178	174,679
Analog Devices, Inc., Sr. Unsec’d. Notes	5.300%	12/15/45	359	377,646
Applied Materials, Inc., Sr. Unsec’d. Notes	3.900%	10/01/25	1,290	1,298,139
Applied Materials, Inc., Sr. Unsec’d. Notes(a)	4.350%	04/01/47	585	571,948
Applied Materials, Inc., Sr. Unsec’d. Notes	5.100%	10/01/35	750	798,162
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	2.200%	01/15/21	800	773,413
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	2.375%	01/15/20	3,440	3,397,038
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.000%	01/15/22	6,700	6,443,413
KLA-Tencor Corp., Sr. Unsec’d. Notes	3.375%	11/01/19	1,455	1,453,005
Lam Research Corp., Sr. Unsec’d. Notes	2.750%	03/15/20	771	763,755
Lam Research Corp., Sr. Unsec’d. Notes	2.800%	06/15/21	410	405,434
Microchip Technology, Inc., Sr. Sec’d. Notes, 144A	4.333%	06/01/23	1,690	1,648,451
NVIDIA Corp., Sr. Unsec’d. Notes	3.200%	09/16/26	990	938,963
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.875%	09/01/22	2,762	2,651,520
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/15/20	1,100	1,094,885
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/01/21	1,830	1,807,125
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/15/22	400	394,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.875%	03/01/24	570	572,502
QUALCOMM, Inc., Sr. Unsec’d. Notes	2.600%	01/30/23	635	611,075
QUALCOMM, Inc., Sr. Unsec’d. Notes	2.900%	05/20/24	585	557,035
QUALCOMM, Inc., Sr. Unsec’d. Notes	3.450%	05/20/25	1,250	1,202,666
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.300%	05/20/47	1,415	1,256,737
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.800%	05/20/45	504	480,061
Texas Instruments, Inc., Sr. Unsec’d. Notes	2.250%	05/01/23	340	326,732
Texas Instruments, Inc., Sr. Unsec’d. Notes	4.150%	05/15/48	365	364,208

				32,096,284

Software — 0.6%
Autodesk, Inc., Sr. Unsec’d. Notes	3.500%	06/15/27	1,815	1,696,476
CDK Global, Inc., Sr. Unsec’d. Notes	3.800%	10/15/19	400	398,000
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000%	08/15/26	2,220	2,042,326
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	74	74,336

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Software (continued)
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	08/15/46	25	$22,736
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.750%	05/15/48	870	808,713
Fiserv, Inc., Sr. Unsec’d. Notes	3.850%	06/01/25	270	267,595
Fiserv, Inc., Sr. Unsec’d. Notes	4.200%	10/01/28	775	773,447
Microsoft Corp., Sr. Unsec’d. Notes	3.450%	08/08/36	2,395	2,255,754
Microsoft Corp., Sr. Unsec’d. Notes	3.500%	02/12/35	845	806,473
Microsoft Corp., Sr. Unsec’d. Notes	3.700%	08/08/46	2,580	2,471,597
Oracle Corp., Sr. Unsec’d. Notes	2.400%	09/15/23	850	815,688
Oracle Corp., Sr. Unsec’d. Notes	2.500%	10/15/22	145	141,122
Oracle Corp., Sr. Unsec’d. Notes	2.650%	07/15/26	890	824,818
Oracle Corp., Sr. Unsec’d. Notes	3.250%	11/15/27	144	138,886
Oracle Corp., Sr. Unsec’d. Notes	3.400%	07/08/24	670	668,668
Oracle Corp., Sr. Unsec’d. Notes	3.900%	05/15/35	832	796,410
Oracle Corp., Sr. Unsec’d. Notes	4.000%	07/15/46	795	741,803
Oracle Corp., Sr. Unsec’d. Notes	4.125%	05/15/45	270	255,476
VMware, Inc., Sr. Unsec’d. Notes	2.300%	08/21/20	4,134	4,049,079

				20,049,403

Telecommunications — 2.3%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	380	357,828
AT&T, Inc., Sr. Unsec’d. Notes	4.125%	02/17/26	240	234,528
AT&T, Inc., Sr. Unsec’d. Notes	4.300%	02/15/30	5,605	5,296,645
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45	2,130	1,799,993
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48	1,581	1,352,873
AT&T, Inc., Sr. Unsec’d. Notes	4.750%	05/15/46	405	359,597
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	02/15/50	1,180	1,093,163
AT&T, Inc., Sr. Unsec’d. Notes	5.250%	03/01/37	3,030	2,976,150
AT&T, Inc., Sr. Unsec’d. Notes	5.450%	03/01/47	2,300	2,246,404
AT&T, Inc., Sr. Unsec’d. Notes	5.700%	03/01/57	2,360	2,322,251
Axtel SAB de CV (Mexico), Gtd. Notes, 144A	6.375%	11/14/24	560	531,614
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A(a)	4.375%	06/10/25	1,935	1,760,318
Cisco Systems, Inc., Sr. Unsec’d. Notes	2.950%	02/28/26	375	357,547
Colombia Telecomunicaciones SA ESP (Colombia), Sr. Unsec’d. Notes, 144A	5.375%	09/27/22	1,434	1,428,623
Deutsche Telekom International Finance BV (Germany), Gtd. Notes, 144A	4.375%	06/21/28	630	620,307
Embarq Corp., Sr. Unsec’d. Notes	7.995%	06/01/36	3,035	2,746,675
Intelsat Connect Finance SA (Luxembourg), Gtd. Notes, 144A	9.500%	02/15/23	111	95,460
Intelsat Jackson Holdings SA (Luxembourg), Sr. Sec’d. Notes, 144A	8.000%	02/15/24	25	25,750
Juniper Networks, Inc., Sr. Unsec’d. Notes	3.300%	06/15/20	820	816,931
Level 3 Financing, Inc., Gtd. Notes	5.375%	08/15/22	50	49,024
Level 3 Financing, Inc., Gtd. Notes	5.625%	02/01/23	22	21,615
Level 3 Financing, Inc., Gtd. Notes	6.125%	01/15/21	80	80,000
Millicom International Cellular SA (Colombia), Sr. Unsec’d. Notes, 144A	6.625%	10/15/26	985	997,411
Oi SA (Brazil), Gtd. Notes, Cash coupon 10.000% or PIK 4.000%	10.000%	07/27/25	600	593,255
Ooredoo International Finance Ltd. (Qatar), Gtd. Notes, MTN, 144A	3.250%	02/21/23	3,775	3,642,875
Ooredoo International Finance Ltd. (Qatar), Gtd. Notes, MTN, 144A	3.875%	01/31/28	900	860,625
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	3,615	3,416,175

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Telecommunications (continued)
Sprint Capital Corp., Gtd. Notes	6.900%		05/01/19	108	$108,540
Sprint Communications, Inc., Gtd. Notes, 144A	7.000%		03/01/20	170	174,250
Sprint Corp., Gtd. Notes	7.125%		06/15/24	25	24,759
Sprint Corp., Gtd. Notes	7.625%		03/01/26	1,595	1,575,063
Sprint Corp., Gtd. Notes	7.875%		09/15/23	50	51,313
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23	2,892	2,856,159
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	4.738%		09/20/29	4,750	4,660,938
Telecom Italia Capital SA (Italy), Gtd. Notes	7.175%		06/18/19	91	91,632
Telefonica Emisiones SA (Spain), Gtd. Notes	4.665%		03/06/38	1,115	1,008,619
Telefonica Emisiones SA (Spain), Gtd. Notes	5.462%		02/16/21	7,554	7,828,580
Telus Corp. (Canada), Sr. Unsec’d. Notes	4.600%		11/16/48	130	128,863
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.125%		08/15/46	570	502,898
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.329%		09/21/28	10,064	10,105,361
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%		08/10/33	2,405	2,373,941
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.500%		03/16/47	2,420	2,573,466
Verizon Communications, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.000%)	3.203%	(c)	05/22/20	3,595	3,587,150
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%		01/16/24	4,400	4,336,779
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.125%		05/30/25	705	696,463
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	5.250%		05/30/48	1,725	1,619,492

					80,387,903

Transportation — 0.3%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.125%		06/15/47	395	382,272
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.150%		04/01/45	206	199,722
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.150%		12/15/48	295	287,287
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.700%		09/01/45	95	99,334
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.150%		05/01/37	584	711,401
CSX Corp., Sr. Unsec’d. Notes	4.250%		03/15/29	430	436,580
CSX Corp., Sr. Unsec’d. Notes	4.250%		11/01/66	607	524,770
CSX Corp., Sr. Unsec’d. Notes	4.750%		11/15/48	220	222,387
FedEx Corp., Gtd. Notes	3.875%		08/01/42	515	427,616
FedEx Corp., Gtd. Notes	3.900%		02/01/35	736	666,346
FedEx Corp., Gtd. Notes	4.050%		02/15/48	940	787,393
FedEx Corp., Gtd. Notes	4.100%		02/01/45	285	244,026
FedEx Corp., Gtd. Notes	4.900%		01/15/34	450	459,901
Hidrovias International Finance SARL (Brazil), Gtd. Notes, 144A	5.950%		01/24/25	334	303,943
Norfolk Southern Corp., Sr. Unsec’d. Notes	2.900%		06/15/26	650	615,499
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.650%		08/01/25	695	698,627

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Transportation (continued)
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.050%		08/15/52	233	$208,089
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.450%		06/15/45	165	161,623
Rumo Luxembourg Sarl (Brazil), Sr. Unsec’d. Notes, 144A	5.875%		01/18/25	397	379,631
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	3.750%		06/09/23	75	74,539
Union Pacific Corp., Sr. Unsec’d. Notes	3.375%		02/01/35	196	171,533
Union Pacific Corp., Sr. Unsec’d. Notes	3.600%		09/15/37	1,055	942,882
Union Pacific Corp., Sr. Unsec’d. Notes	3.750%		07/15/25	1,346	1,358,772
Union Pacific Corp., Sr. Unsec’d. Notes	3.799%		10/01/51	130	110,261
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%		02/01/55	686	585,735
XPO Logistics, Inc., Gtd. Notes, 144A	6.500%		06/15/22	20	19,825

					11,079,994

Trucking & Leasing — 0.1%
GATX Corp., Sr. Unsec’d. Notes(a)	2.600%		03/30/20	821	813,020
GATX Corp., Sr. Unsec’d. Notes	3.850%		03/30/27	549	521,635
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.400%		11/15/26	1,785	1,668,202

					3,002,857

TOTAL CORPORATE BONDS (cost $1,269,491,015)					1,231,793,235

MUNICIPAL BONDS — 4.1%
Alabama — 0.0%
State of Alabama, General Obligation Unlimited	5.000%		11/01/38	330	386,417

Arizona — 0.1%
Arizona Health Facilities Authority, Revenue Bonds	2.420%	(cc)	01/01/37	360	342,799
Arizona State University, Revenue Bonds	5.000%		07/01/43	190	215,715
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		01/01/36	300	351,897
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	5.000%		12/01/45	1,060	1,176,907

					2,087,318

California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.918%		04/01/40	820	1,094,741
Bay Area Toll Authority, Revenue Bonds, BABs	7.043%		04/01/50	1,715	2,436,655
Buena Park School District, General Obligation Unlimited	5.000%		08/01/47	150	170,592
California Health Facilities Financing Authority, Revenue Bonds	5.000%		08/15/33	290	336,502
California Health Facilities Financing Authority, Revenue Bonds	5.000%		08/15/47	280	307,286
California Infrastructure & Economic Development Bank, Revenue Bonds	5.000%		05/15/47	120	136,421
California Infrastructure & Economic Development Bank, Revenue Bonds	5.000%		05/15/52	120	135,698
California Municipal Finance Authority, Revenue Bonds	5.000%		12/31/47	190	206,291
California Pollution Control Financing Authority, Revenue Bonds, 144A	5.000%		11/21/45	260	268,913
City of Long Beach CA Harbor Revenue, Revenue Bonds	5.000%		05/15/47	370	419,987

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
California (continued)
City of Riverside CA Electric Revenue, Revenue Bonds, BABs	7.605%		10/01/40	300	$438,933
Contra Costa Community College District, General Obligation Unlimited, BABs	6.504%		08/01/34	165	209,641
Los Angeles Community College District, General Obligation Unlimited, BABs	6.600%		08/01/42	1,330	1,827,447
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds	5.000%		07/01/42	500	574,090
Los Angeles Department of Water & Power System, Revenue Bonds, BABs	6.574%		07/01/45	220	305,059
Los Angeles Department of Water & Power System, Revenue Bonds, BABs	6.603%		07/01/50	285	402,232
Los Angeles Unified School District, General Obligation Unlimited, BABs	5.750%		07/01/34	1,150	1,360,807
Orange County Local Transportation Authority, Revenue Bonds, BABs	6.908%		02/15/41	730	966,265
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds	5.000%		05/15/47	260	289,224
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, BABs	6.583%		05/15/49	740	978,805
Sacramento County Sanitation Districts Financing Authority, Revenue Bonds	2.365%	(cc)	12/01/35	310	301,088
San Diego County Regional Airport Authority, Revenue Bonds	5.000%		07/01/47	270	304,187
San Diego Public Facilities Financing Authority Sewer Revenue, Revenue Bonds	5.000%		05/15/39	275	315,406
San Francisco City & County Airport Commission-San Francisco International Airport, Revenue Bonds	5.000%		05/01/46	560	614,230
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds	5.000%		05/01/47	360	398,153
San Jose Redevelopment Agency Successor Agency, Series A-T, Taxable, Refunding	2.958%		08/01/24	695	687,772
State of California, General Obligation Unlimited	2.250%		10/01/23	1,035	1,007,417
State of California, General Obligation Unlimited	4.600%		04/01/38	2,115	2,181,305
State of California, General Obligation Unlimited, BABs	7.300%		10/01/39	495	679,496
State of California, General Obligation Unlimited, BABs	7.350%		11/01/39	330	455,562
State of California, General Obligation Unlimited, BABs	7.500%		04/01/34	1,515	2,064,536
State of California, General Obligation Unlimited, BABs	7.550%		04/01/39	305	436,928
University of California, Revenue Bonds	3.063%		07/01/25	390	384,903
University of California, Revenue Bonds	4.601%		05/15/31	385	413,355
University of California, Revenue Bonds	4.767%		05/15/2115	152	156,283

					23,266,210

Colorado — 0.1%
Adams & Weld Counties School District No. 27J Brighton, General Obligation Unlimited	5.000%		12/01/42	280	319,267
City & County of Denver Co., Revenue Bonds	5.000%		08/01/44	480	537,720
City & County of Denver Co., Revenue Bonds	5.000%		08/01/48	350	390,341
City of Aurora Co. Water Revenue, Revenue Bonds	5.000%		08/01/41	580	654,321

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Colorado (continued)
City of Aurora Co. Water Revenue, Revenue Bonds	5.000%	08/01/46	670	$754,889
City of Colorado Springs Co. Utilities System Revenue, Revenue Bonds	5.000%	11/15/42	150	171,441
Colorado Health Facilities Authority, Revenue Bonds	5.250%	02/01/31	190	199,603
Weld County School District No. RE-4, General Obligation Unlimited	5.250%	12/01/41	330	380,681

				3,408,263

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, Revenue Bonds	5.000%	07/01/45	560	613,183
Connecticut State Health & Educational Facilities Authority, Revenue Bonds	5.000%	07/01/45	380	403,777
State of Connecticut, General Obligation Unlimited	3.310%	01/15/26	845	828,345

				1,845,305

District of Columbia — 0.1%
District of Columbia, General Obligation Unlimited	5.000%	06/01/42	275	311,894
District of Columbia Water & Sewer Authority, Revenue Bonds	5.000%	10/01/49	230	261,119
Metropolitan Washington Airports Authority, Revenue Bonds	5.000%	10/01/32	520	589,451
Metropolitan Washington Airports Authority, Revenue Bonds	5.000%	10/01/43	450	502,547
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, BABs	7.462%	10/01/46	285	409,371
Washington Metropolitan Area Transit Authority, Revenue Bonds	5.000%	07/01/36	180	207,110

				2,281,492

Florida — 0.3%
Canaveral Port Authority, Revenue Bonds	5.000%	06/01/45	320	346,448
Canaveral Port Authority, Revenue Bonds	5.000%	06/01/48	320	352,262
City of Tampa FL, Revenue Bonds	5.000%	11/15/46	2,910	3,217,034
County of Miami-Dade, General Obligation Unlimited	5.000%	07/01/35	210	239,211
County of Miami-Dade Aviation Revenue, Revenue Bonds	2.504%	10/01/24	600	580,416
County of Miami-Dade Aviation Revenue, Revenue Bonds	3.354%	10/01/29	115	109,837
County of Miami-Dade Aviation Revenue, Revenue Bonds	3.454%	10/01/30	205	195,933
County of Miami-Dade Aviation Revenue, Revenue Bonds	3.504%	10/01/31	195	185,702
County of Miami-Dade Aviation Revenue, Revenue Bonds	5.000%	10/01/38	435	474,694
County of Miami-Dade Aviation Revenue, Revenue Bonds	5.000%	10/01/40	280	310,276
County of Miami-Dade FL Aviation Revenue, Revenue Bonds	4.062%	10/01/31	280	287,193
Florida Department of Management Services, Certificate Participation	5.000%	11/01/27	320	386,390

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Florida (continued)
Florida Department of Management Services, Certificate Participation	5.000%	11/01/28	330	$402,768
Florida Department of Management Services, Certificate Participation	5.000%	11/01/29	160	197,392
Miami-Dade County Educational Facilities Authority, Revenue Bonds	5.000%	04/01/48	300	333,759
Miami-Dade County Educational Facilities Authority, Revenue Bonds	5.000%	04/01/53	460	507,191
Miami-Dade County Educational Facilities Authority, Revenue Bonds	5.073%	04/01/50	320	360,160
Putnam County Development Authority, Revenue Bonds	5.000%	03/15/42	500	552,515
State Board of Administration Finance Corp., Revenue Bonds	2.638%	07/01/21	860	856,491
Sumter Landing Community Development District, Revenue Bonds	4.172%	10/01/47	240	239,184

				10,134,856

Georgia — 0.1%
City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds	5.000%	11/01/40	150	166,710
City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds	5.000%	11/01/41	420	479,455
City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds	5.000%	11/01/43	280	319,175
City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds	5.000%	11/01/47	280	318,251
City of Cartersville GA, Revenue Bonds	5.000%	06/01/48	290	330,858
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds	5.000%	07/01/41	290	322,367
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds	5.000%	07/01/42	290	322,187
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds	5.000%	07/01/45	230	258,207
Municipal Electric Authority of Georgia, Revenue Bonds, BABs	6.637%	04/01/57	365	385,893

				2,903,103

Idaho — 0.0%
Idaho Health Facilities Authority, Revenue Bonds	5.000%	12/01/47	200	222,628

Illinois — 0.2%
Chicago O’Hare International Airport, Revenue Bonds	4.472%	01/01/49	1,440	1,460,894
State of Illinois, General Obligation Unlimited	5.000%	05/01/20	230	236,146
State of Illinois, General Obligation Unlimited	5.000%	11/01/22	280	295,322
State of Illinois, General Obligation Unlimited	5.000%	11/01/24	720	768,240
State of Illinois, General Obligation Unlimited	5.000%	12/01/24	140	149,426
State of Illinois, General Obligation Unlimited	5.000%	11/01/25	1,950	2,084,628
State of Illinois, General Obligation Unlimited	5.100%	06/01/33	2,055	1,959,299

				6,953,955

Indiana — 0.1%
Indiana Finance Authority, Revenue Bonds	5.000%	02/01/35	300	354,156
Indiana Finance Authority, Revenue Bonds	5.000%	10/01/45	540	588,832
Indiana Finance Authority, Revenue Bonds	5.000%	10/01/46	1,605	1,776,173

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Indiana (continued)
Indiana Housing & Community Development Authority, Revenue Bonds	3.800%	07/01/38	150	$150,569

				2,869,730

Kentucky — 0.0%
Kentucky Turnpike Authority, Revenue Bonds	5.000%	07/01/20	230	240,352

Louisiana — 0.0%
Louisiana Public Facilities Authority, Revenue Bonds	5.000%	07/01/48	210	228,787
New Orleans Aviation Board, Revenue Bonds	5.000%	01/01/40	310	333,213

				562,000

Maryland — 0.0%
County of Anne Arundel MD, General Obligation Ltd.	5.000%	10/01/47	280	320,925
Maryland Stadium Authority, Revenue Bonds	5.000%	05/01/41	260	289,804

				610,729

Massachusetts — 0.2%
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	11/01/42	370	421,156
Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds	5.000%	06/01/48	590	673,125
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/39	190	215,867
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/40	200	226,750
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/41	210	237,754
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/42	220	248,901
Massachusetts Bay Transportation Authority, Revenue Bonds	5.000%	07/01/43	180	203,360
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	07/01/43	380	414,793
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	09/01/45	160	179,059
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	07/01/47	290	318,858
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	07/01/48	710	772,061
Massachusetts Development Finance Agency, Revenue Bonds	5.000%	07/01/53	410	441,451
Massachusetts Educational Financing Authority, Revenue Bonds	5.000%	01/01/22	250	268,448
Massachusetts Housing Finance Agency, Revenue Bonds	4.500%	12/01/39	155	160,236
Massachusetts Housing Finance Agency, Revenue Bonds	4.500%	12/01/48	185	191,099
Massachusetts Housing Finance Agency, Revenue Bonds	4.600%	12/01/44	160	165,246
Massachusetts Port Authority, Revenue Bonds	5.000%	07/01/43	260	286,595
Massachusetts School Building Authority, Revenue Bonds	5.250%	02/15/48	435	503,895

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Massachusetts (continued)
Massachusetts Water Resources Authority, Revenue Bonds	5.000%	08/01/40	150	$168,897

				6,097,551

Michigan — 0.0%
Great Lakes Water Authority Water Supply
System Revenue, Revenue Bonds	5.250%	07/01/33	300	347,838
Michigan Finance Authority, Revenue Bonds	5.000%	11/15/41	190	204,700
Royal Oak Hospital Finance Authority, Revenue Bonds	5.000%	09/01/39	260	280,805

				833,343

Minnesota — 0.0%
State of Minnesota, General Obligation Unlimited	5.000%	08/01/31	140	169,246
State of Minnesota, General Obligation Unlimited	5.000%	08/01/32	140	168,454
State of Minnesota, General Obligation Unlimited	5.000%	08/01/33	170	203,754
State of Minnesota, General Obligation Unlimited	5.000%	08/01/34	140	167,013
State of Minnesota, General Obligation Unlimited	5.000%	08/01/35	290	344,607

				1,053,074

Mississippi — 0.0%
Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds	5.000%	09/01/46	360	383,047
State of Mississippi, General Obligation Unlimited	5.000%	11/01/35	180	206,701

				589,748

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	3.086%	09/15/51	850	726,300
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	3.651%	01/15/46	185	178,233
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	3.652%	08/15/57	465	439,007
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	5.000%	11/15/29	210	238,459
Metropolitan St Louis Sewer District, Revenue Bonds	5.000%	05/01/42	410	467,097
Metropolitan St Louis Sewer District, Revenue Bonds	5.000%	05/01/47	370	418,622

				2,467,718

Nebraska — 0.0%
Omaha Public Power District, Revenue Bonds	5.000%	02/01/42	340	386,832
Public Power Generation Agency, Revenue Bonds	5.000%	01/01/35	210	233,533

				620,365

Nevada — 0.1%
Clark County School District, General Obligation Ltd.	5.000%	06/15/30	130	151,371
Clark County School District, General Obligation Ltd.	5.000%	06/15/31	320	370,893
Clark County School District, General Obligation Ltd.	5.000%	06/15/33	360	414,061

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Nevada (continued)
Clark County School District, General Obligation Ltd.	5.000%	06/15/34	340	$387,777
County of Clark NV, General Obligation Ltd.	5.000%	05/01/48	720	817,063
Las Vegas Convention & Visitors Authority, Revenue Bonds	5.000%	07/01/43	310	346,757
Las Vegas Valley Water District, General Obligation Ltd.	5.000%	06/01/46	170	189,450

				2,677,372

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.000%	06/15/29	230	255,314
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	530	746,770

				1,002,084

New York — 0.7%
City of New York NY, General Obligation Unlimited	5.000%	04/01/40	420	479,346
City of New York NY, General Obligation Unlimited	5.000%	04/01/45	20	22,723
Dutchess County Local Development Corp., Revenue Bonds	5.000%	07/01/46	600	655,572
Metropolitan Transportation Authority, Revenue Bonds	5.000%	11/15/42	380	430,145
Metropolitan Transportation Authority, Revenue Bonds	5.000%	11/15/45	150	162,468
Metropolitan Transportation Authority, Revenue Bonds	5.250%	11/15/57	470	520,920
Metropolitan Transportation Authority, Revenue Bonds, BABs	6.687%	11/15/40	305	393,261
Metropolitan Transportation Authority, Revenue Bonds, BABs	6.814%	11/15/40	430	571,156
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	450	577,013
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	3.050%	05/01/27	975	938,155
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	3.550%	05/01/25	830	838,823
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	5.000%	08/01/31	120	138,530
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	5.000%	02/01/35	230	260,229
New York City Transitional Finance Authority Future Tax Sec’d. Revenue, Revenue Bonds	5.000%	05/01/36	220	248,897
New York City Water & Sewer System, Revenue Bonds	5.000%	06/15/39	610	701,604
New York City Water & Sewer System, Revenue Bonds	5.000%	06/15/40	430	493,060
New York City Water & Sewer System, Revenue Bonds	5.000%	06/15/47	790	886,751
New York City Water & Sewer System, Revenue Bonds, BABs	5.440%	06/15/43	285	345,400
New York City Water & Sewer System, Revenue Bonds, BABs	5.750%	06/15/41	345	431,460
New York Convention Center Development Corp., Revenue Bonds	5.000%	11/15/40	210	234,087

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
New York (continued)
New York Convention Center Development Corp., Revenue Bonds	5.000%	11/15/46	540	$604,714
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/31	200	231,620
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/32	345	394,232
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/36	370	425,204
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/37	220	251,926
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/38	200	228,210
New York State Dormitory Authority, Revenue Bonds	5.000%	10/01/38	610	714,816
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/39	200	227,562
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/39	460	527,887
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/40	240	272,688
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/41	370	419,499
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/41	300	342,726
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/42	500	566,490
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/42	300	342,471
New York State Dormitory Authority, Revenue Bonds	5.000%	02/15/43	330	373,616
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/43	300	342,213
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/43	290	326,929
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/48	1,650	1,885,554
New York State Dormitory Authority, Revenue Bonds, BABs	5.389%	03/15/40	430	503,681
New York State Urban Development Corp., Revenue Bonds	2.860%	03/15/24	1,175	1,165,483
New York State Urban Development Corp., Revenue Bonds	3.120%	03/15/25	575	570,291
New York State Urban Development Corp., Revenue Bonds	3.320%	03/15/29	750	732,090
New York Transportation Development Corp., Revenue Bonds	5.000%	07/01/46	190	199,766
New York Transportation Development Corp., Revenue Bonds	5.250%	01/01/50	1,480	1,572,692
Port Authority of New York & New Jersey, Revenue Bonds	4.458%	10/01/62	775	788,493
Port Authority of New York & New Jersey, Revenue Bonds	4.810%	10/15/65	215	233,464
Port Authority of New York & New Jersey, Revenue Bonds	4.960%	08/01/46	695	797,895
Port Authority of New York & New Jersey, Revenue Bonds	5.000%	11/15/47	170	188,603

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds	5.647%	11/01/40	455	$554,135
TSASC, Inc., Revenue Bonds	5.000%	06/01/41	340	350,819

				25,465,369

North Carolina — 0.0%
North Carolina Department of Transportation, Revenue Bonds	5.000%	06/30/54	500	520,215
North Carolina Turnpike Authority, Revenue Bonds	5.000%	01/01/35	220	251,821

				772,036

Ohio — 0.2%
American Municipal Power, Inc., Revenue Bonds, BABs	6.449%	02/15/44	205	263,212
American Municipal Power, Inc., Revenue Bonds, BABs	7.834%	02/15/41	240	351,718
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds	5.875%	06/01/47	1,250	1,185,925
County of Franklin OH Sales Tax Revenue, Revenue Bonds	5.000%	06/01/43	260	299,361
County of Franklin OH Sales Tax Revenue, Revenue Bonds	5.000%	06/01/48	510	584,970
JobsOhio Beverage System, Revenue Bonds	3.985%	01/01/29	475	489,459
Ohio Turnpike & Infrastructure Commission, Revenue Bonds	5.000%	02/15/48	310	332,218
State of Ohio, General Obligation Unlimited	5.000%	03/15/32	540	605,146
State of Ohio, General Obligation Unlimited	5.000%	05/01/34	240	272,052
State of Ohio, General Obligation Unlimited	5.000%	05/01/35	240	271,454
State of Ohio, General Obligation Unlimited	5.000%	05/01/36	580	654,217
State of Ohio, General Obligation Unlimited	5.000%	05/01/37	440	494,947

				5,804,679

Oregon — 0.1%
City of Portland, General Obligation Ltd.	5.000%	06/15/37	200	235,220
City of Portland, General Obligation Ltd.	5.000%	06/15/40	220	256,364
Oregon School Boards Assoc., General Obligation Ltd.	4.759%	06/30/28	1,005	1,084,727
Oregon School Boards Assoc., General Obligation Ltd.	5.490%	06/30/23	825	918,910
University of Oregon, Revenue Bonds	5.000%	04/01/46	220	246,169

				2,741,390

Pennsylvania — 0.1%
Berks County Industrial Development Authority, Revenue Bonds	5.000%	11/01/47	290	313,618
Berks County Industrial Development Authority, Revenue Bonds	5.000%	11/01/50	270	290,318
Commonwealth Financing Authority, Revenue Bonds	3.864%	06/01/38	425	419,127
Commonwealth Financing Authority, Revenue Bonds	4.144%	06/01/38	430	434,528
DuBois Hospital Authority, Revenue Bonds	5.000%	07/15/43	220	241,611
Pennsylvania Economic Development Financing Authority, Revenue Bonds	5.000%	06/30/23	1,235	1,341,321

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds	5.000%	12/31/38	210	$225,023
Pennsylvania State University, Revenue Bonds	5.000%	09/01/43	200	230,246
Pennsylvania State University, Revenue Bonds	5.000%	09/01/48	230	263,750
Pennsylvania Turnpike Commission, Revenue Bonds	5.000%	12/01/46	200	217,388
Pennsylvania Turnpike Commission, Revenue Bonds	5.000%	12/01/48	450	497,763

				4,474,693

Puerto Rico — 0.0%
Commonwealth of Puerto Rico (Puerto Rico), General Obligation Unlimited(d)	8.000%	07/01/35	2,975	1,599,063

South Carolina — 0.1%
City of Columbia SC Waterworks & Sewer System Revenue, Revenue Bonds	5.000%	02/01/42	220	252,285
City of Columbia SC Waterworks & Sewer System Revenue, Revenue Bonds	5.000%	02/01/48	240	273,998
Lexington County Health Services District, Inc., Revenue Bonds	5.000%	11/01/41	180	192,861
South Carolina Ports Authority, Revenue Bonds	5.000%	07/01/55	290	313,676
South Carolina Public Service Authority, Revenue Bonds	2.388%	12/01/23	636	603,519
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/49	400	416,708
South Carolina Public Service Authority, Revenue Bonds	5.000%	12/01/50	400	418,952
Spartanburg County School District No 7, General Obligation Unlimited	5.000%	03/01/48	100	114,943

				2,586,942

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds	5.000%	07/01/40	160	172,637
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds	5.000%	07/01/46	400	429,700
Tennessee Housing Development Agency, Revenue Bonds	3.750%	07/01/38	160	159,994
Tennessee Housing Development Agency, Revenue Bonds	3.850%	07/01/43	70	69,670
Tennessee Housing Development Agency, Revenue Bonds	3.950%	01/01/49	60	60,000

				892,001

Texas — 0.4%
Central Texas Regional Mobility Authority, Revenue Bonds	5.000%	01/01/45	200	215,128
Central Texas Regional Mobility Authority, Revenue Bonds	5.000%	01/01/46	200	215,894
City of Austin TX Water & Wastewater System Revenue, Revenue Bonds	5.000%	11/15/43	280	308,434
City of San Antonio Electric & Gas Systems Revenue, Revenue Bonds, BABs	5.808%	02/01/41	565	716,426

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Texas (continued)
City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds	5.000%	02/01/48	135	$145,611
Dallas Area Rapid Transit, Revenue Bonds	5.000%	12/01/41	400	446,944
Dallas Area Rapid Transit, Revenue Bonds	5.000%	12/01/46	540	601,598
Denton Independent School District, General Obligation Unlimited	5.000%	08/15/43	450	510,926
Grand Parkway Transportation Corp., Revenue Bonds	5.000%	10/01/43	830	940,183
Houston Independent School District, General Obligation Ltd.	5.000%	07/15/36	260	304,244
Mesquite Independent School District, General Obligation Unlimited	5.000%	08/15/42	340	380,824
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds	5.000%	08/15/47	240	266,950
Permanent University Fund — University of Texas System, Revenue Bonds	3.376%	07/01/47	715	647,633
San Antonio Water System, Revenue Bonds	5.000%	05/15/39	740	825,625
State of Texas, General Obligation Unlimited	5.000%	04/01/40	220	248,448
State of Texas, General Obligation Unlimited	5.000%	04/01/43	350	393,078
Texas A&M University, Revenue Bonds	2.756%	05/15/26	1,055	1,020,902
Texas A&M University, Revenue Bonds	2.836%	05/15/27	470	452,164
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	6.250%	12/15/26	160	182,821
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.000%	12/31/55	140	146,814
Texas State Water Development Board, Series B, Revenue Bonds	5.000%	10/15/38	480	559,080
Texas Water Development Board, Revenue Bonds	5.000%	10/15/43	430	492,092
Texas Water Development Board, Revenue Bonds	5.000%	04/15/49	3,090	3,542,716
University of Houston, Revenue Bonds	5.000%	02/15/33	220	250,723
University of Houston, Revenue Bonds	5.000%	02/15/34	200	227,102
University of Houston, Revenue Bonds	5.000%	02/15/35	460	520,435
University of Houston, Revenue Bonds	5.000%	02/15/36	600	676,368

				15,239,163

Utah — 0.0%
Salt Lake City Corp. Airport Revenue, Series A, Revenue Bonds	5.000%	07/01/47	625	688,069
Salt Lake City Corp. Airport Revenue, Series B, Revenue Bonds	5.000%	07/01/47	250	280,080

				968,149

Virginia — 0.0%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds	5.000%	07/01/41	210	236,500
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds	5.000%	07/01/51	175	189,058
Tobacco Settlement Financing Corp., Revenue Bonds	6.706%	06/01/46	160	150,987
Virginia Small Business Financing Authority, Revenue Bonds	5.000%	12/31/52	400	425,892

				1,002,437

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Washington — 0.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds	5.000%	11/01/50	290	$323,660
Grant County Public Utility District No. 2, Revenue Bonds	4.584%	01/01/40	160	168,234
Port of Seattle WA, Revenue Bonds	5.000%	05/01/43	150	164,423
State of Washington, General Obligation Unlimited	5.000%	07/01/30	840	954,232
State of Washington, General Obligation Unlimited	5.000%	08/01/30	240	280,099
State of Washington, General Obligation Unlimited	5.000%	02/01/41	360	407,164
State of Washington, General Obligation Unlimited	5.000%	08/01/41	240	273,142
State of Washington, General Obligation Unlimited	5.000%	08/01/42	250	284,320
State of Washington, Series A-1, General Obligation Unlimited	5.000%	08/01/40	540	602,996
State of Washington, Series B, General Obligation Unlimited	5.000%	08/01/40	220	250,734
Washington State Convention Center Public Facilities District, Revenue Bonds	5.000%	07/01/58	1,120	1,238,507

				4,947,511

West Virginia — 0.1%
State of West Virginia, General Obligation Unlimited	5.000%	06/01/40	390	447,330
State of West Virginia, General Obligation Unlimited	5.000%	12/01/40	410	470,270
State of West Virginia, General Obligation Unlimited	5.000%	12/01/41	390	446,648
Tobacco Settlement Finance Authority, Revenue Bonds	7.467%	06/01/47	705	690,710
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/19	220	222,820
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/20	240	249,521
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/21	240	255,576
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/22	260	283,257
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/23	215	238,833
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%	06/01/24	230	259,797

				3,564,762

Wisconsin — 0.1%
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/32	200	228,460
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/33	180	205,162
State of Wisconsin, General Obligation Unlimited	5.000%	11/01/33	250	292,820
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/34	230	261,864
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/36	290	328,730
State of Wisconsin, General Obligation Unlimited	5.000%	05/01/38	290	325,679
State of Wisconsin, Revenue Bonds	3.154%	05/01/27	710	700,025

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds	5.000%		12/15/44	180	$192,094

					2,534,834

TOTAL MUNICIPAL BONDS (cost $147,107,899)					145,706,642

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.6%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	4.156%	(cc)	09/25/35	1,147	1,067,250
Alternative Loan Trust, Series 2006-11CB, Class 3A1	6.500%		05/25/36	380	294,157
Alternative Loan Trust, Series 2006-17T1, Class A1	6.250%		06/25/36	2,364	1,591,451
Alternative Loan Trust, Series 2006-OC10, Class 2A3, 1 Month LIBOR + 0.230%	2.736%	(c)	11/25/36	331	255,034
Alternative Loan Trust, Series 2007-3T1, Class 1A1	6.000%		04/25/37	88	63,367
Alternative Loan Trust, Series 2007-OA7, Class A1A, 1 Month LIBOR + 0.180%	2.686%	(c)	05/25/47	2,553	2,462,139
American Home Mortgage Assets Trust, Series 2006-5, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.920%	3.077%	(c)	11/25/46	154	76,579
American Home Mortgage Assets Trust, Series 2007-1, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700%	2.857%	(c)	02/25/47	214	130,046
APS Resecuritization Trust, Series 2016-3, Class 3A, 1 Month LIBOR + 2.850%, 144A	5.356%	(c)	09/27/46	1,672	1,724,202
APS Resecuritization Trust, Series 2016-3, Class 4A, 1 Month LIBOR + 2.600%, 144A	5.106%	(c)	04/27/47	403	410,156
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	4.931%	(cc)	03/26/37	764	755,704
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	4.263%	(cc)	07/25/34	529	515,529
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1	4.348%	(cc)	01/26/36	1,999	1,798,715
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1	6.000%		12/25/37	5,586	4,128,199
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	379	365,869
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 1 Month LIBOR + 1.350%	3.856%	(c)	11/25/35	275	97,970
CSMC Mortgage-Backed Trust, Series 2007-1, Class 5A13	6.000%		02/25/37	2,359	2,021,542
CSMC Trust, Series 2014-9R, Class 9A1, 1 Month LIBOR + 0.120%, 144A	2.435%	(c)	08/27/36	414	393,301
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class A2A, 1 Month LIBOR + 0.170%	2.676%	(c)	08/25/47	333	227,358
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A3	6.510%	(cc)	07/25/36	151	132,781
Fannie Mae Connecticut Avenue Securities, Series 2016-C06, Class 1M2, 1 Month LIBOR + 4.250%	6.756%	(c)	04/25/29	996	1,094,026

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Fannie Mae Connecticut Avenue Securities, Series 2017-C05, Class 1B1, 1 Month LIBOR + 3.600%	6.106%	(c)	01/25/30	630	$626,124
Fannie Mae Connecticut Avenue Securities, Series 2017-C07, Class 1B1, 1 Month LIBOR + 4.000%	6.506%	(c)	05/25/30	660	661,800
Fannie Mae REMIC Trust, Series 2003-W1, Class 1A1	5.379%	(cc)	12/25/42	273	287,240
Fannie Mae REMICS, Series 2003-25, Class KP	5.000%		04/25/33	535	571,074
Fannie Mae REMICS, Series 2004-92, Class F, 1 Month LIBOR + 0.300%	2.806%	(c)	08/25/34	304	304,621
Fannie Mae REMICS, Series 2004-96, Class QD	5.500%		12/25/34	2,000	2,237,883
Fannie Mae REMICS, Series 2005-59, Class DQ, 1 Month LIBOR x (2.5) + 17.000%	10.734%	(c)	05/25/35	575	613,263
Fannie Mae REMICS, Series 2006-118, Class A1, 1 Month LIBOR + 0.060%	2.375%	(c)	12/25/36	321	318,530
Fannie Mae REMICS, Series 2007-73, Class A1, 1 Month LIBOR + 0.060%	2.375%	(c)	07/25/37	756	743,118
Fannie Mae REMICS, Series 2008-15, Class AS, 1 Month LIBOR x (5) + 33.000%	20.469%	(c)	08/25/36	605	920,700
Fannie Mae REMICS, Series 2010-95, Class FB, 1 Month LIBOR + 0.400%	2.906%	(c)	09/25/40	1,187	1,188,701
Fannie Mae REMICS, Series 2011-84, Class PZ	5.250%		09/25/41	2,924	3,345,714
Fannie Mae REMICS, Series 2013-10, Class BV	3.000%		11/25/31	781	779,817
Fannie Mae REMICS, Series 2015-22, Class DY	3.000%		04/25/45	1,402	1,364,611
Fannie Mae REMICS, Series 2015-66, Class CL	3.500%		07/25/41	944	909,668
Fannie Mae REMICS, Series 2016-26, Class KL, 1 Month LIBOR x (4.5) + 18.000%	4.500%	(c)	11/25/42	1,739	1,679,897
Fannie Mae REMICS, Series 2016-32, Class GT, 1 Month LIBOR x (4.5) + 18.000%	4.500%	(c)	01/25/43	1,599	1,503,102
Fannie Mae REMICS, Series 2017-82, Class FG, 1 Month LIBOR + 0.250%	2.756%	(c)	11/25/32	813	814,011
Fannie Mae REMICS, Series 2012-3, Class FP, 1 Month LIBOR + 0.400%	2.906%	(c)	03/25/39	272	273,123
Fannie Mae REMICS, Series 2012-112, Class DA	3.000%		10/25/42	6,068	5,999,380
Fannie Mae REMICS, Series 2012-128, Class MP	2.500%		11/25/42	1,715	1,578,728
Federal Agricultural Mortgage Corp., Series 2017-1, Class A2, 144A^	3.728%	(cc)	03/25/47	2,096	2,043,738
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	3.557%	(c)	07/25/44	513	532,350
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%	3.357%	(c)	10/25/44	484	486,932
FHLMC Structured Pass-Through Securities, Series T-75, Class A1, 1 Month LIBOR + 0.040%	2.355%	(c)	12/25/36	476	475,193
Freddie Mac REMICS, Series 3708, Class PL	4.500%		08/15/40	1,454	1,535,260
Freddie Mac REMICS, Series 3785, Class LS, 1 Month LIBOR x (2) + 9.900%	4.990%	(c)	01/15/41	1,626	1,701,546
Freddie Mac REMICS, Series 3786, Class PK	3.000%		12/15/37	154	153,863
Freddie Mac REMICS, Series 4059, Class DY	3.500%		06/15/42	5,075	5,076,446
Freddie Mac REMICS, Series 4068, Class ME	4.000%		06/15/42	500	513,919

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Freddie Mac REMICS, Series 4238, Class FD, 1 Month LIBOR + 0.300%	2.755%	(c)	02/15/42	2,065	$2,062,069
Freddie Mac REMICS, Series 4401, Class BL	3.500%		10/15/34	10,000	10,194,973
Freddie Mac REMICS, Series 4480, Class NB	3.500%		06/15/45	1,000	970,400
Freddie Mac REMICS, Series 4493, Class SM, 1 Month LIBOR x (1.5) + 6.000%	2.317%	(c)	07/15/45	1,425	1,266,996
Freddie Mac REMICS, Series 4621, Class KB	2.500%		10/15/46	1,441	1,244,773
Freddie Mac REMICS, Series 4818, Class DC	3.500%		06/15/48	10,222	10,097,834
Freddie Mac Strips, Series 353, Class 300	3.000%		12/15/46	9,387	9,225,747
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DN1, Class B, 1 Month LIBOR + 11.500%	14.006%	(c)	01/25/25	239	315,951
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-HQ2, Class B, 1 Month LIBOR + 7.950%	10.456%	(c)	05/25/25	244	287,032
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3, 1 Month LIBOR + 3.800%	6.306%	(c)	03/25/29	800	862,878
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class B1, 1 Month LIBOR + 4.450%	6.956%	(c)	03/25/30	250	264,520
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2, 1 Month LIBOR + 2.450%	4.956%	(c)	12/25/42	250	253,740
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1 Month LIBOR + 1.800%	4.306%	(c)	07/25/30	114	109,126
Government National Mortgage Assoc., Series 2004-2, Class FH, 1 Month LIBOR + 0.300%	2.755%	(c)	01/16/34	1,451	1,452,289
Government National Mortgage Assoc., Series 2012-H08, Class FA, 1 Month LIBOR + 0.600%	2.914%	(c)	01/20/62	7,872	7,909,771
Government National Mortgage Assoc., Series 2012-H10, Class FA, 1 Month LIBOR + 0.550%	2.864%	(c)	12/20/61	912	915,323
Government National Mortgage Assoc., Series 2012-H20, Class BA, 1 Month LIBOR + 0.560%	2.874%	(c)	09/20/62	5,809	5,828,394
Government National Mortgage Assoc., Series 2012-H29, Class FA, 1 Month LIBOR + 0.515%	2.829%	(c)	10/20/62	1,123	1,125,448
Government National Mortgage Assoc., Series 2012-H31, Class FD, 1 Month LIBOR + 0.340%	2.654%	(c)	12/20/62	1,338	1,335,985
Government National Mortgage Assoc., Series 2013-H18, Class EA, 1 Month LIBOR + 0.500%	2.814%	(c)	07/20/63	2,279	2,283,553
Government National Mortgage Assoc., Series 2013-H18, Class FA, 1 Month LIBOR + 0.500%	2.814%	(c)	06/20/63	3,836	3,844,606
Government National Mortgage Assoc., Series 2014-H11, Class VA, 1 Month LIBOR + 0.500%	2.814%	(c)	06/20/64	2,647	2,658,180
Government National Mortgage Assoc., Series 2014-H17, Class FC, 1 Month LIBOR + 0.500%	2.814%	(c)	07/20/64	908	911,735

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2015-H05, Class FA, 1 Month LIBOR + 0.300%	2.614%	(c)	04/20/61	158	$158,022
Government National Mortgage Assoc., Series 2015-H10, Class JA	2.250%		04/20/65	4,251	4,085,771
Government National Mortgage Assoc., Series 2015-H11, Class FA, 1 Month LIBOR + 0.250%	2.564%	(c)	04/20/65	191	191,155
Government National Mortgage Assoc., Series 2016-H01, Class AI, IO	1.695%	(cc)	01/20/66	7,764	690,119
Government National Mortgage Assoc., Series 2016-H01, Class HZ	4.521%	(cc)	10/20/65	1,140	1,205,870
Government National Mortgage Assoc., Series 2016-H19, Class FC, 1 Month LIBOR + 0.400%	2.714%	(c)	08/20/66	909	908,674
Government National Mortgage Assoc., Series 2016-H19, Class FE, 1 Month LIBOR + 0.370%	2.684%	(c)	06/20/61	116	115,667
Government National Mortgage Assoc., Series 2016-H19, Class FJ, 1 Month LIBOR + 0.400%	2.714%	(c)	09/20/63	1,168	1,168,074
Government National Mortgage Assoc., Series 2017-H14, Class FK, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.200%	2.860%	(c)	05/20/67	1,678	1,673,449
Government National Mortgage Assoc., Series 2018-H02, Class FJ, 1 Month LIBOR + 0.200%	2.514%	(c)	10/20/64	499	497,908
Government National Mortgage Assoc., Series 2018-H14, Class FG, 1 Month LIBOR + 0.350%	2.664%	(c)	09/20/68	981	979,141
GreenPoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	4.852%	(cc)	10/25/33	480	477,076
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1	3.743%	(cc)	09/25/37	526	363,706
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 1A1, 144A	6.000%		12/27/36	2,246	1,793,854
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2018-1, Class A, 1 Month LIBOR + 1.550%, 144A	4.070%	(c)	02/01/23	799	798,035
Merrill Lynch Mortgage Investors Trust, Series 2003-A3, Class 1A	4.267%	(cc)	05/25/33	1,031	1,026,516
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1 Month LIBOR + 0.340%, 144A	2.689%	(c)	04/16/36	2,287	1,997,724
OBX Trust, Series 2018-EXP1, Class 1A3, 144A	4.000%	(cc)	04/25/48	2,163	2,157,829
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 1 Month LIBOR + 0.400%, 144A	2.906%	(c)	09/25/35	49	44,785
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1	6.500%		07/25/36	9,002	5,232,594
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, PO	—%	(p)	07/25/56	328	34,007
Seasoned Credit Risk Transfer Trust,
Series 2017-3, Class BIO, IO	1.236%	(cc)	07/25/56	997	115,840
Seasoned Credit Risk Transfer Trust,
Series 2017-3, Class M2	4.750%	(cc)	07/25/56	220	211,087

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 144A	4.000%	(cc)	08/25/47		821	$827,087
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A	4.000%	(cc)	12/25/47		848	851,170
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 144A	4.000%	(cc)	02/25/48		1,689	1,704,682
Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 144A	4.000%	(cc)	08/25/48		4,024	4,037,073
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	3.982%	(cc)	01/25/35		1,157	1,138,647
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A	3.790%	(cc)	04/25/36		221	182,628
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	4.270%	(cc)	10/25/46		2,570	2,553,697
WaMu Mortgage Pass-Through Certificates Trust, Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%	3.357%	(c)	11/25/42		133	127,020
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A1	6.500%	(cc)	05/25/36		452	386,541
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	4.973%	(cc)	12/25/34		430	438,112

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $165,861,855)						162,440,610

SOVEREIGN BONDS — 3.7%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	2.500%		10/11/22		5,965	5,787,482
Aeropuertos Argentina 2000 SA (Argentina), Sr. Sec’d. Notes, 144A	6.875%		02/01/27		312	287,819
Argentina Bonar Bonds (Argentina), Unsec’d. Notes	8.000%		10/08/20		718	705,558
Argentina Bonar Bonds (Argentina), Unsec’d. Notes	8.750%		05/07/24		708	643,895
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	3.375%		10/12/20	CHF	60	55,549
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	4.625%		01/11/23		357	282,029
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	5.625%		01/26/22		1,037	874,969
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	5.875%		01/11/28		472	339,249
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.875%		04/22/21		876	791,475
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.875%		01/11/48		1,056	735,239
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.125%		06/28/17		647	462,605
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.500%		04/22/26		4,765	3,817,956
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.625%		04/22/46		5,379	3,897,085
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.625%		01/13/28		439	422,103
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	3.875%		04/25/27		4,782	4,566,810

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	5.950%	01/25/27		407	$405,474
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes	7.875%	01/23/28		274	222,625
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes	5.750%	04/29/20		658	663,182
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A	7.903%	02/21/48		490	421,537
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN	6.125%	01/31/22		335	328,662
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN, 144A	4.750%	04/16/26	EUR	284	294,392
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%	03/25/24		2,080	2,226,224
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.100%	04/24/28		1,516	1,474,938
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.700%	01/08/22		1,970	1,950,706
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes	7.500%	05/15/38	IDR	17,251,000	1,103,680
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	3.500%	03/20/27		9,965	9,908,638
Mexican Bonos (Mexico), Bonds	7.500%	06/03/27	MXN	11,433	540,349
Mexican Bonos (Mexico), Bonds	10.000%	11/20/36	MXN	13,000	728,041
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	8.500%	11/18/38	MXN	26,000	1,273,397
Mexican Bonos (Mexico), Series M, Bonds	5.750%	03/05/26	MXN	453,700	19,501,822
Mexican Bonos (Mexico), Series M, Bonds	6.500%	06/10/21	MXN	333,200	16,183,261
Mexican Bonos (Mexico), Series M, Sr. Unsec’d. Notes	7.750%	11/23/34	MXN	20,653	953,087
Mexican Bonos (Mexico), Series M, Sr. Unsec’d. Notes	7.750%	11/13/42	MXN	27,000	1,213,147
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.750%	01/11/28		1,215	1,137,252
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.150%	03/28/27		12,791	12,367,746
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, 144A	9.248%	01/21/49		787	763,267
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, 144A	3.875%	03/08/22		2,585	2,413,392
Oman Sovereign Sukuk SAOC (Oman), Sr. Unsec’d. Notes, 144A	5.932%	10/31/25		1,075	1,021,418
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25		2,485	2,461,417
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	4.125%	08/25/27		776	801,220
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.350%	07/21/25		1,416	1,720,440
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes(a)	3.000%	02/01/28		3,899	3,689,203
Provincia de Rio Negro (Argentina), Sr. Unsec’d. Notes, 144A	7.750%	12/07/25		450	315,005
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	3.875%	04/23/23		2,945	2,978,367
Russian Foreign Bond — Eurobond (Russia), Sr. Unsec’d. Notes	4.250%	06/23/27		600	570,418
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	3.250%	10/26/26		7,675	7,175,634
South Africa Government Bond (South Africa), Bonds	8.750%	02/28/48	ZAR	9,675	598,689

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	4.850%	09/27/27		319	$297,276
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.125%	02/17/28		446	390,437
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.375%	10/27/27		2,386	2,386,976
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes, 144A	8.500%	03/15/28	UYU	128,765	3,376,531
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes, 144A	9.875%	06/20/22	UYU	46,830	1,426,664

TOTAL SOVEREIGN BONDS (cost $143,078,618)					128,954,337

U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.7%
Federal Home Loan Mortgage Corp.	2.500%	TBA		5,226	5,100,862
Federal Home Loan Mortgage Corp.	2.500%	02/01/30		295	289,085
Federal Home Loan Mortgage Corp.	2.500%	04/01/30		300	293,978
Federal Home Loan Mortgage Corp.	2.500%	05/01/30		536	524,795
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		135	132,131
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		125	122,332
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		43	41,964
Federal Home Loan Mortgage Corp.	2.500%	07/01/30		33	32,596
Federal Home Loan Mortgage Corp.	2.500%	08/01/30		575	563,128
Federal Home Loan Mortgage Corp.	2.500%	08/01/30		444	434,613
Federal Home Loan Mortgage Corp.	2.500%	09/01/30		1,353	1,322,815
Federal Home Loan Mortgage Corp.	2.500%	09/01/30		426	416,904
Federal Home Loan Mortgage Corp.	2.500%	04/01/31		1,049	1,025,653
Federal Home Loan Mortgage Corp.	3.000%	TBA		31,263	30,464,304
Federal Home Loan Mortgage Corp.	3.000%	TBA		6,504	6,480,984
Federal Home Loan Mortgage Corp.	3.000%	09/01/27		331	330,240
Federal Home Loan Mortgage Corp.	3.000%	07/01/28		179	178,214
Federal Home Loan Mortgage Corp.	3.000%	01/01/30		229	229,211
Federal Home Loan Mortgage Corp.	3.000%	01/01/30		149	149,226
Federal Home Loan Mortgage Corp.	3.000%	02/01/30		1,338	1,339,584
Federal Home Loan Mortgage Corp.	3.000%	06/01/30		738	738,768
Federal Home Loan Mortgage Corp.	3.000%	07/01/30		648	647,951
Federal Home Loan Mortgage Corp.	3.000%	07/01/30		75	74,733
Federal Home Loan Mortgage Corp.	3.000%	08/01/30		135	135,077
Federal Home Loan Mortgage Corp.	3.000%	08/01/30		93	93,131
Federal Home Loan Mortgage Corp.	3.000%	12/01/42		1,548	1,521,900
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		658	642,558
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		633	618,067
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		268	262,555
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		161	157,458
Federal Home Loan Mortgage Corp.	3.000%	12/01/46		50	48,970
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		2,652	2,587,572
Federal Home Loan Mortgage Corp.	3.000%	11/01/47		1,221	1,191,746
Federal Home Loan Mortgage Corp.	3.500%	09/01/30		888	900,605
Federal Home Loan Mortgage Corp.	3.500%	02/01/31		145	146,985
Federal Home Loan Mortgage Corp.	3.500%	04/01/31		1,074	1,087,956
Federal Home Loan Mortgage Corp.	3.500%	04/01/31		72	72,595
Federal Home Loan Mortgage Corp.	3.500%	04/01/32		2,640	2,674,428
Federal Home Loan Mortgage Corp.	3.500%	10/01/41		735	740,055
Federal Home Loan Mortgage Corp.	3.500%	04/01/42		279	280,613
Federal Home Loan Mortgage Corp.	3.500%	05/01/42		32	32,347
Federal Home Loan Mortgage Corp.	3.500%	05/01/42		20	19,832
Federal Home Loan Mortgage Corp.	3.500%	05/01/42		10	10,478
Federal Home Loan Mortgage Corp.	3.500%	08/01/42		2,469	2,487,240

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	3.500%	08/01/42	498	$501,243
Federal Home Loan Mortgage Corp.	3.500%	08/01/42	281	283,042
Federal Home Loan Mortgage Corp.	3.500%	08/01/42	124	125,121
Federal Home Loan Mortgage Corp.	3.500%	10/01/42	72	72,580
Federal Home Loan Mortgage Corp.	3.500%	11/01/42	561	564,962
Federal Home Loan Mortgage Corp.	3.500%	02/01/43	2,545	2,563,436
Federal Home Loan Mortgage Corp.	3.500%	06/01/43	172	173,487
Federal Home Loan Mortgage Corp.	3.500%	08/01/43	224	225,226
Federal Home Loan Mortgage Corp.	3.500%	12/01/43	2,807	2,827,771
Federal Home Loan Mortgage Corp.	3.500%	01/01/44	8,146	8,206,712
Federal Home Loan Mortgage Corp.	3.500%	01/01/44	4,206	4,237,619
Federal Home Loan Mortgage Corp.	3.500%	04/01/44	1,202	1,211,123
Federal Home Loan Mortgage Corp.	3.500%	06/01/44	142	142,871
Federal Home Loan Mortgage Corp.	3.500%	09/01/44	21	21,122
Federal Home Loan Mortgage Corp.	3.500%	11/01/44	301	303,096
Federal Home Loan Mortgage Corp.	3.500%	11/01/44	10	9,752
Federal Home Loan Mortgage Corp.	3.500%	11/01/44	3	3,490
Federal Home Loan Mortgage Corp.	3.500%	01/01/45	24,086	24,292,911
Federal Home Loan Mortgage Corp.	3.500%	01/01/45	54	54,573
Federal Home Loan Mortgage Corp.	3.500%	01/01/45	40	39,879
Federal Home Loan Mortgage Corp.	3.500%	05/01/45	417	417,976
Federal Home Loan Mortgage Corp.	3.500%	05/01/45	126	126,641
Federal Home Loan Mortgage Corp.	3.500%	05/01/45	15	14,851
Federal Home Loan Mortgage Corp.	3.500%	06/01/45	119	119,854
Federal Home Loan Mortgage Corp.	3.500%	07/01/45	3	3,352
Federal Home Loan Mortgage Corp.	3.500%	08/01/45	1,637	1,648,236
Federal Home Loan Mortgage Corp.	3.500%	09/01/45	90	90,282
Federal Home Loan Mortgage Corp.	3.500%	10/01/45	13	13,285
Federal Home Loan Mortgage Corp.	3.500%	11/01/45	358	359,568
Federal Home Loan Mortgage Corp.	3.500%	01/01/46	570	572,220
Federal Home Loan Mortgage Corp.	3.500%	02/01/46	41	40,973
Federal Home Loan Mortgage Corp.	3.500%	03/01/46	1,401	1,405,106
Federal Home Loan Mortgage Corp.	3.500%	03/01/46	408	408,907
Federal Home Loan Mortgage Corp.	3.500%	05/01/46	464	466,016
Federal Home Loan Mortgage Corp.	3.500%	07/01/46	4,505	4,529,618
Federal Home Loan Mortgage Corp.	3.500%	03/01/47	1,188	1,193,068
Federal Home Loan Mortgage Corp.	3.500%	06/01/47	168	168,669
Federal Home Loan Mortgage Corp.	3.500%	07/01/47	192	193,103
Federal Home Loan Mortgage Corp.	3.500%	10/01/47	728	732,226
Federal Home Loan Mortgage Corp.	3.500%	11/01/47	426	425,459
Federal Home Loan Mortgage Corp.	3.500%	11/01/47	214	214,701
Federal Home Loan Mortgage Corp.	3.500%	12/01/47	946	950,156
Federal Home Loan Mortgage Corp.	3.500%	01/01/48	4,757	4,755,940
Federal Home Loan Mortgage Corp.	3.500%	01/01/48	207	207,814
Federal Home Loan Mortgage Corp.	3.500%	01/01/48	107	107,565
Federal Home Loan Mortgage Corp.	4.000%	TBA	20,132	20,523,237
Federal Home Loan Mortgage Corp.	4.000%	TBA	1,682	1,720,962
Federal Home Loan Mortgage Corp.	4.000%	08/01/40	146	149,877
Federal Home Loan Mortgage Corp.	4.000%	09/01/40	1,007	1,036,622
Federal Home Loan Mortgage Corp.	4.000%	09/01/40	302	310,700
Federal Home Loan Mortgage Corp.	4.000%	04/01/41	9	9,716
Federal Home Loan Mortgage Corp.	4.000%	12/01/42	160	164,298
Federal Home Loan Mortgage Corp.	4.000%	04/01/44	377	387,323
Federal Home Loan Mortgage Corp.	4.000%	07/01/44	169	174,057
Federal Home Loan Mortgage Corp.	4.000%	02/01/45	81	83,113
Federal Home Loan Mortgage Corp.	4.000%	02/01/45	36	36,465
Federal Home Loan Mortgage Corp.	4.000%	09/01/45	582	595,302
Federal Home Loan Mortgage Corp.	4.000%	10/01/45	902	924,463
Federal Home Loan Mortgage Corp.	4.000%	12/01/45	147	150,427

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	4.000%	12/01/45	119	$121,762
Federal Home Loan Mortgage Corp.	4.000%	07/01/46	586	599,769
Federal Home Loan Mortgage Corp.	4.000%	08/01/46	343	350,937
Federal Home Loan Mortgage Corp.	4.000%	09/01/46	47	48,285
Federal Home Loan Mortgage Corp.	4.000%	10/01/46	93	95,318
Federal Home Loan Mortgage Corp.	4.000%	01/01/47	5,524	5,678,999
Federal Home Loan Mortgage Corp.	4.000%	02/01/47	1,977	2,025,643
Federal Home Loan Mortgage Corp.	4.000%	04/01/47	1,176	1,200,618
Federal Home Loan Mortgage Corp.	4.000%	06/01/47	1,769	1,812,365
Federal Home Loan Mortgage Corp.	4.000%	08/01/47	2,173	2,233,488
Federal Home Loan Mortgage Corp.	4.000%	08/01/47	917	937,561
Federal Home Loan Mortgage Corp.	4.000%	11/01/47	11,872	12,146,850
Federal Home Loan Mortgage Corp.	4.000%	01/01/48	967	989,086
Federal Home Loan Mortgage Corp.	4.000%	10/01/48	5,827	5,962,019
Federal Home Loan Mortgage Corp.	4.000%	10/01/48	673	689,630
Federal Home Loan Mortgage Corp.	4.500%	TBA	3,738	3,869,174
Federal Home Loan Mortgage Corp.	4.500%	07/01/39	774	809,414
Federal Home Loan Mortgage Corp.	4.500%	08/01/39	463	484,752
Federal Home Loan Mortgage Corp.	4.500%	12/01/39	122	128,111
Federal Home Loan Mortgage Corp.	4.500%	07/01/40	40	41,440
Federal Home Loan Mortgage Corp.	4.500%	05/01/41	430	450,274
Federal Home Loan Mortgage Corp.	4.500%	05/01/41	393	411,745
Federal Home Loan Mortgage Corp.	4.500%	05/01/42	689	721,763
Federal Home Loan Mortgage Corp.	4.500%	11/01/43	724	750,463
Federal Home Loan Mortgage Corp.	4.500%	12/01/43	951	989,395
Federal Home Loan Mortgage Corp.	4.500%	08/01/44	176	184,882
Federal Home Loan Mortgage Corp.	4.500%	10/01/44	201	208,766
Federal Home Loan Mortgage Corp.	4.500%	07/01/47	1,877	1,969,378
Federal Home Loan Mortgage Corp.	4.500%	08/01/47	380	394,776
Federal Home Loan Mortgage Corp.	4.500%	10/01/47	407	421,835
Federal Home Loan Mortgage Corp.	4.500%	12/01/47	740	769,700
Federal Home Loan Mortgage Corp.	4.500%	12/01/47	305	316,023
Federal Home Loan Mortgage Corp.	4.500%	02/01/48	276	285,573
Federal Home Loan Mortgage Corp.	4.500%	08/01/48	4,028	4,217,969
Federal Home Loan Mortgage Corp.	4.500%	09/01/48	3,918	4,057,793
Federal Home Loan Mortgage Corp.	5.000%	TBA	1,644	1,721,668
Federal Home Loan Mortgage Corp.	5.000%	11/01/41	2,547	2,698,329
Federal Home Loan Mortgage Corp.	5.500%	02/01/35	56	60,864
Federal Home Loan Mortgage Corp.	5.500%	06/01/36	14	15,438
Federal Home Loan Mortgage Corp.	5.500%	10/01/36	23	24,562
Federal Home Loan Mortgage Corp.	5.500%	10/01/36	11	11,875
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	28	30,098
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	12	12,442
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	9	9,953
Federal Home Loan Mortgage Corp.	5.500%	03/01/37	7	7,923
Federal Home Loan Mortgage Corp.	5.500%	04/01/37	14	14,602
Federal Home Loan Mortgage Corp.	5.500%	01/01/38	11	12,068
Federal Home Loan Mortgage Corp.	5.500%	01/01/38	2	1,906
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	1,829	1,961,787
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	2	1,901
Federal Home Loan Mortgage Corp.	5.500%	04/01/38	1,213	1,303,158
Federal Home Loan Mortgage Corp.	5.500%	05/01/38	283	303,124
Federal Home Loan Mortgage Corp.	5.500%	06/01/38	347	370,776
Federal Home Loan Mortgage Corp.	5.500%	07/01/38	472	507,638
Federal Home Loan Mortgage Corp.	5.500%	08/01/38	469	505,938
Federal Home Loan Mortgage Corp.	5.500%	08/01/38	263	281,576
Federal Home Loan Mortgage Corp.	5.500%	01/01/39	562	600,828
Federal Home Loan Mortgage Corp.	6.000%	01/01/27	177	190,915
Federal Home Loan Mortgage Corp.	6.000%	12/01/28	2	2,560

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	6.000%		01/01/32	1	$1,078
Federal Home Loan Mortgage Corp.	6.000%		11/01/32	2	2,223
Federal Home Loan Mortgage Corp.	6.000%		03/01/33	8	8,699
Federal Home Loan Mortgage Corp.	6.000%		11/01/33	6	6,510
Federal Home Loan Mortgage Corp.	6.000%		02/01/34	215	234,850
Federal Home Loan Mortgage Corp.	6.000%		12/01/34	6	6,348
Federal Home Loan Mortgage Corp.	6.000%		01/01/36	32	34,453
Federal Home Loan Mortgage Corp.	6.000%		03/01/36	2	1,965
Federal Home Loan Mortgage Corp.	6.000%		04/01/36	31	33,897
Federal Home Loan Mortgage Corp.	6.000%		08/01/36	18	19,511
Federal Home Loan Mortgage Corp.	6.000%		11/01/36	17	18,592
Federal Home Loan Mortgage Corp.	6.000%		12/01/36	825	894,725
Federal Home Loan Mortgage Corp.	6.000%		03/01/37	1	733
Federal Home Loan Mortgage Corp.	6.000%		04/01/37	1	896
Federal Home Loan Mortgage Corp.	6.000%		05/01/37	12	12,574
Federal Home Loan Mortgage Corp.	6.000%		07/01/37	2	1,945
Federal Home Loan Mortgage Corp.	6.000%		08/01/37	26	28,542
Federal Home Loan Mortgage Corp.	6.000%		09/01/37	7	8,033
Federal Home Loan Mortgage Corp.	6.000%		09/01/37	2	2,217
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	29	31,898
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	14	15,200
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	7	7,255
Federal Home Loan Mortgage Corp.	6.000%		10/01/37	1	917
Federal Home Loan Mortgage Corp.	6.000%		11/01/37	2,215	2,420,363
Federal Home Loan Mortgage Corp.	6.000%		11/01/37	314	340,734
Federal Home Loan Mortgage Corp.	6.000%		12/01/37	2	2,543
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	36	38,920
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	20	22,104
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	19	20,433
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	17	18,889
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	17	18,224
Federal Home Loan Mortgage Corp.	6.000%		01/01/38	5	5,079
Federal Home Loan Mortgage Corp.	6.000%		04/01/38	34	36,376
Federal Home Loan Mortgage Corp.	6.000%		04/01/38	6	6,487
Federal Home Loan Mortgage Corp.	6.000%		06/01/38	1	914
Federal Home Loan Mortgage Corp.	6.000%		07/01/38	46	50,288
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	349	379,372
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	5	5,914
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	3	2,859
Federal Home Loan Mortgage Corp.	6.000%		08/01/38	2	2,192
Federal Home Loan Mortgage Corp.	6.000%		09/01/38	16	17,359
Federal Home Loan Mortgage Corp.	6.000%		09/01/38	1	665
Federal Home Loan Mortgage Corp.	6.000%		10/01/38	10	10,840
Federal Home Loan Mortgage Corp.	6.000%		11/01/38	3	3,452
Federal Home Loan Mortgage Corp.	6.000%		01/01/39	937	1,021,129
Federal Home Loan Mortgage Corp.	6.000%		08/01/39	12	12,828
Federal Home Loan Mortgage Corp.	6.000%		09/01/39	1	1,353
Federal Home Loan Mortgage Corp.	6.000%		10/01/39	31	33,586
Federal Home Loan Mortgage Corp.	6.000%		03/01/40	23	24,959
Federal Home Loan Mortgage Corp.	6.000%		04/01/40	564	611,452
Federal Home Loan Mortgage Corp.	6.000%		05/01/40	2	2,072
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.801%	4.676%	(c)	11/01/35	70	74,056
Federal National Mortgage Assoc.	2.000%		10/01/31	144	138,196
Federal National Mortgage Assoc.	2.000%		11/01/31	869	831,840
Federal National Mortgage Assoc.	2.000%		11/01/31	665	636,473
Federal National Mortgage Assoc.	2.000%		11/01/31	236	225,613
Federal National Mortgage Assoc.	2.000%		11/01/31	43	41,330
Federal National Mortgage Assoc.	2.000%		12/01/31	191	182,352

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.000%	03/01/32	1,124	$1,076,281
Federal National Mortgage Assoc.	2.500%	09/01/27	60	59,207
Federal National Mortgage Assoc.	2.500%	09/01/27	44	43,123
Federal National Mortgage Assoc.	2.500%	02/01/28	17	17,089
Federal National Mortgage Assoc.	2.500%	04/01/28	34	33,428
Federal National Mortgage Assoc.	2.500%	08/01/28	87	85,470
Federal National Mortgage Assoc.	2.500%	02/01/30	34	33,820
Federal National Mortgage Assoc.	2.500%	02/01/30	11	11,120
Federal National Mortgage Assoc.	2.500%	02/01/30	9	8,999
Federal National Mortgage Assoc.	2.500%	03/01/30	85	83,621
Federal National Mortgage Assoc.	2.500%	04/01/30	163	159,885
Federal National Mortgage Assoc.	2.500%	05/01/30	337	329,956
Federal National Mortgage Assoc.	2.500%	07/01/30	249	244,109
Federal National Mortgage Assoc.	2.500%	07/01/30	154	150,418
Federal National Mortgage Assoc.	2.500%	07/01/30	43	42,556
Federal National Mortgage Assoc.	2.500%	08/01/30	659	645,716
Federal National Mortgage Assoc.	2.500%	08/01/30	342	335,075
Federal National Mortgage Assoc.	2.500%	08/01/30	266	260,745
Federal National Mortgage Assoc.	2.500%	08/01/30	105	103,214
Federal National Mortgage Assoc.	2.500%	09/01/30	390	382,218
Federal National Mortgage Assoc.	2.500%	09/01/30	314	307,200
Federal National Mortgage Assoc.	2.500%	11/01/30	398	389,537
Federal National Mortgage Assoc.	2.500%	11/01/30	393	385,171
Federal National Mortgage Assoc.	2.500%	11/01/30	376	367,854
Federal National Mortgage Assoc.	2.500%	11/01/30	355	347,722
Federal National Mortgage Assoc.	2.500%	11/01/30	26	25,536
Federal National Mortgage Assoc.	2.500%	03/01/31	62	61,126
Federal National Mortgage Assoc.	2.500%	06/01/31	492	480,992
Federal National Mortgage Assoc.	2.500%	07/01/31	242	236,084
Federal National Mortgage Assoc.	2.500%	08/01/31	43	42,100
Federal National Mortgage Assoc.	2.500%	10/01/31	1,003	979,979
Federal National Mortgage Assoc.	2.500%	10/01/31	860	840,689
Federal National Mortgage Assoc.	2.500%	10/01/31	596	581,859
Federal National Mortgage Assoc.	2.500%	10/01/31	400	390,335
Federal National Mortgage Assoc.	2.500%	11/01/31	793	774,751
Federal National Mortgage Assoc.	2.500%	11/01/31	572	559,236
Federal National Mortgage Assoc.	2.500%	11/01/31	322	314,967
Federal National Mortgage Assoc.	2.500%	11/01/31	161	157,681
Federal National Mortgage Assoc.	2.500%	11/01/31	81	78,966
Federal National Mortgage Assoc.	2.500%	11/01/31	38	37,010
Federal National Mortgage Assoc.	2.500%	11/01/31	32	31,468
Federal National Mortgage Assoc.	2.500%	02/01/32	64	62,062
Federal National Mortgage Assoc.	2.500%	03/01/32	538	525,445
Federal National Mortgage Assoc.	2.500%	03/01/32	510	497,826
Federal National Mortgage Assoc.	2.500%	03/01/32	202	196,911
Federal National Mortgage Assoc.	2.500%	08/01/32	1,546	1,510,443
Federal National Mortgage Assoc.	2.500%	02/01/33	2,830	2,771,035
Federal National Mortgage Assoc.	2.500%	08/01/46	6,765	6,389,687
Federal National Mortgage Assoc.	2.500%	08/01/46	230	216,819
Federal National Mortgage Assoc.	2.500%	08/01/46	107	101,204
Federal National Mortgage Assoc.	2.500%	10/01/46	3,652	3,448,744
Federal National Mortgage Assoc.	2.500%	12/01/46	1,066	1,006,438
Federal National Mortgage Assoc.	2.500%	01/01/57	2,240	2,099,319
Federal National Mortgage Assoc.	2.590%	09/01/28	1,613	1,536,026
Federal National Mortgage Assoc.	2.880%	12/01/27	560	539,224
Federal National Mortgage Assoc.	2.900%	12/01/27	1,505	1,449,194
Federal National Mortgage Assoc.	2.950%	11/01/27	1,170	1,136,423
Federal National Mortgage Assoc.	2.950%	06/01/31	3,000	2,832,425
Federal National Mortgage Assoc.	3.000%	TBA	6,983	6,965,679

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.000%	04/01/28	109	$108,993
Federal National Mortgage Assoc.	3.000%	05/01/28	139	139,400
Federal National Mortgage Assoc.	3.000%	10/01/28	172	171,939
Federal National Mortgage Assoc.	3.000%	10/01/28	19	18,777
Federal National Mortgage Assoc.	3.000%	11/01/28	19	19,502
Federal National Mortgage Assoc.	3.000%	10/01/29	311	311,271
Federal National Mortgage Assoc.	3.000%	03/01/30	508	507,867
Federal National Mortgage Assoc.	3.000%	04/01/30	5,801	5,804,705
Federal National Mortgage Assoc.	3.000%	04/01/30	427	427,621
Federal National Mortgage Assoc.	3.000%	05/01/30	386	385,826
Federal National Mortgage Assoc.	3.000%	05/01/30	243	243,179
Federal National Mortgage Assoc.	3.000%	07/01/30	334	334,162
Federal National Mortgage Assoc.	3.000%	07/01/30	112	112,542
Federal National Mortgage Assoc.	3.000%	07/01/30	57	56,941
Federal National Mortgage Assoc.	3.000%	08/01/30	2,073	2,074,492
Federal National Mortgage Assoc.	3.000%	08/01/30	1,126	1,124,252
Federal National Mortgage Assoc.	3.000%	08/01/30	633	633,326
Federal National Mortgage Assoc.	3.000%	08/01/30	571	571,427
Federal National Mortgage Assoc.	3.000%	08/01/30	496	496,218
Federal National Mortgage Assoc.	3.000%	08/01/30	443	443,271
Federal National Mortgage Assoc.	3.000%	08/01/30	95	94,831
Federal National Mortgage Assoc.	3.000%	08/01/30	84	84,128
Federal National Mortgage Assoc.	3.000%	08/01/30	45	45,007
Federal National Mortgage Assoc.	3.000%	09/01/30	336	335,866
Federal National Mortgage Assoc.	3.000%	09/01/30	186	185,461
Federal National Mortgage Assoc.	3.000%	09/01/30	52	52,272
Federal National Mortgage Assoc.	3.000%	09/01/31	299	298,746
Federal National Mortgage Assoc.	3.000%	02/01/32	344	342,908
Federal National Mortgage Assoc.	3.000%	10/01/36	65	64,760
Federal National Mortgage Assoc.	3.000%	11/01/36	473	467,782
Federal National Mortgage Assoc.	3.000%	11/01/36	195	192,699
Federal National Mortgage Assoc.	3.000%	12/01/36	560	553,896
Federal National Mortgage Assoc.	3.000%	12/01/36	436	431,803
Federal National Mortgage Assoc.	3.000%	10/01/42	1,496	1,472,025
Federal National Mortgage Assoc.	3.000%	12/01/42	1,308	1,286,658
Federal National Mortgage Assoc.	3.000%	01/01/43	1,693	1,664,942
Federal National Mortgage Assoc.	3.000%	02/01/43	254	249,690
Federal National Mortgage Assoc.	3.000%	03/01/43	260	256,172
Federal National Mortgage Assoc.	3.000%	06/01/43	10,095	9,926,200
Federal National Mortgage Assoc.	3.000%	07/01/43	719	706,281
Federal National Mortgage Assoc.	3.000%	08/01/43	581	571,011
Federal National Mortgage Assoc.	3.000%	08/01/43	29	28,237
Federal National Mortgage Assoc.	3.000%	11/01/44	7,668	7,539,022
Federal National Mortgage Assoc.	3.000%	02/01/45	579	569,153
Federal National Mortgage Assoc.	3.000%	03/01/45	1,293	1,271,689
Federal National Mortgage Assoc.	3.000%	03/01/45	261	256,382
Federal National Mortgage Assoc.	3.000%	04/01/45	356	348,443
Federal National Mortgage Assoc.	3.000%	04/01/45	259	252,749
Federal National Mortgage Assoc.	3.000%	04/01/45	211	207,737
Federal National Mortgage Assoc.	3.000%	05/01/45	3,986	3,901,558
Federal National Mortgage Assoc.	3.000%	05/01/45	358	350,484
Federal National Mortgage Assoc.	3.000%	05/01/45	256	250,811
Federal National Mortgage Assoc.	3.000%	07/01/45	13,660	13,395,872
Federal National Mortgage Assoc.	3.000%	07/01/45	2,356	2,307,452
Federal National Mortgage Assoc.	3.000%	07/01/45	229	223,687
Federal National Mortgage Assoc.	3.000%	05/01/46	779	759,757
Federal National Mortgage Assoc.	3.000%	05/01/46	433	422,060
Federal National Mortgage Assoc.	3.000%	06/01/46	888	868,904
Federal National Mortgage Assoc.	3.000%	06/01/46	494	484,399

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.000%	06/01/46	142	$138,957
Federal National Mortgage Assoc.	3.000%	06/01/46	102	99,465
Federal National Mortgage Assoc.	3.000%	07/01/46	797	777,439
Federal National Mortgage Assoc.	3.000%	08/01/46	741	723,106
Federal National Mortgage Assoc.	3.000%	08/01/46	132	129,219
Federal National Mortgage Assoc.	3.000%	09/01/46	1,939	1,890,901
Federal National Mortgage Assoc.	3.000%	09/01/46	1,213	1,186,621
Federal National Mortgage Assoc.	3.000%	09/01/46	643	628,695
Federal National Mortgage Assoc.	3.000%	10/01/46	880	858,392
Federal National Mortgage Assoc.	3.000%	10/01/46	538	524,487
Federal National Mortgage Assoc.	3.000%	11/01/46	14,879	14,506,938
Federal National Mortgage Assoc.	3.000%	11/01/46	2,008	1,962,860
Federal National Mortgage Assoc.	3.000%	11/01/46	808	788,477
Federal National Mortgage Assoc.	3.000%	11/01/46	327	320,298
Federal National Mortgage Assoc.	3.000%	11/01/46	260	254,049
Federal National Mortgage Assoc.	3.000%	11/01/46	123	119,798
Federal National Mortgage Assoc.	3.000%	01/01/47	741	722,666
Federal National Mortgage Assoc.	3.000%	01/01/47	385	375,793
Federal National Mortgage Assoc.	3.000%	01/01/47	331	322,873
Federal National Mortgage Assoc.	3.000%	01/01/47	230	225,061
Federal National Mortgage Assoc.	3.000%	02/01/47	1,184	1,155,089
Federal National Mortgage Assoc.	3.000%	02/01/47	494	481,507
Federal National Mortgage Assoc.	3.000%	02/01/47	443	432,585
Federal National Mortgage Assoc.	3.000%	02/01/47	118	115,646
Federal National Mortgage Assoc.	3.000%	03/01/47	877	856,138
Federal National Mortgage Assoc.	3.000%	03/01/47	871	851,590
Federal National Mortgage Assoc.	3.000%	03/01/47	704	687,324
Federal National Mortgage Assoc.	3.000%	11/01/47	164	159,745
Federal National Mortgage Assoc.	3.000%	12/01/47	703	685,634
Federal National Mortgage Assoc.	3.000%	04/01/48	632	611,873
Federal National Mortgage Assoc.	3.000%	09/01/57	8,479	8,185,497
Federal National Mortgage Assoc.	3.015%	07/01/28	370	360,134
Federal National Mortgage Assoc.	3.340%	03/01/29	1,169	1,167,738
Federal National Mortgage Assoc.	3.500%	11/01/27	83	84,374
Federal National Mortgage Assoc.	3.500%	11/01/28	621	629,570
Federal National Mortgage Assoc.	3.500%	12/01/28	2,926	2,972,355
Federal National Mortgage Assoc.	3.500%	12/01/28	1,841	1,870,306
Federal National Mortgage Assoc.	3.500%	12/01/28	316	319,960
Federal National Mortgage Assoc.	3.500%	12/01/28	288	292,165
Federal National Mortgage Assoc.	3.500%	02/01/29	1,564	1,587,807
Federal National Mortgage Assoc.	3.500%	02/01/29	814	826,340
Federal National Mortgage Assoc.	3.500%	03/01/29	570	577,569
Federal National Mortgage Assoc.	3.500%	07/01/29	779	791,508
Federal National Mortgage Assoc.	3.500%	08/01/30	360	365,104
Federal National Mortgage Assoc.	3.500%	08/01/30	80	81,560
Federal National Mortgage Assoc.	3.500%	01/01/42	142	142,893
Federal National Mortgage Assoc.	3.500%	04/01/42	177	178,754
Federal National Mortgage Assoc.	3.500%	04/01/42	64	64,327
Federal National Mortgage Assoc.	3.500%	05/01/42	26	26,380
Federal National Mortgage Assoc.	3.500%	06/01/42	46	46,630
Federal National Mortgage Assoc.	3.500%	06/01/42	30	30,538
Federal National Mortgage Assoc.	3.500%	07/01/42	68	68,429
Federal National Mortgage Assoc.	3.500%	08/01/42	103	103,847
Federal National Mortgage Assoc.	3.500%	10/01/42	528	531,663
Federal National Mortgage Assoc.	3.500%	12/01/42	502	505,482
Federal National Mortgage Assoc.	3.500%	12/01/42	124	124,928
Federal National Mortgage Assoc.	3.500%	03/01/43	753	759,370
Federal National Mortgage Assoc.	3.500%	03/01/43	51	51,336
Federal National Mortgage Assoc.	3.500%	03/01/43	40	39,824

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.500%	03/01/43	24	$24,156
Federal National Mortgage Assoc.	3.500%	03/01/43	19	19,344
Federal National Mortgage Assoc.	3.500%	04/01/43	26	26,161
Federal National Mortgage Assoc.	3.500%	05/01/43	111	112,047
Federal National Mortgage Assoc.	3.500%	05/01/43	44	43,977
Federal National Mortgage Assoc.	3.500%	06/01/43	127	128,239
Federal National Mortgage Assoc.	3.500%	07/01/43	684	689,238
Federal National Mortgage Assoc.	3.500%	07/01/43	482	485,755
Federal National Mortgage Assoc.	3.500%	07/01/43	209	210,655
Federal National Mortgage Assoc.	3.500%	07/01/43	74	74,686
Federal National Mortgage Assoc.	3.500%	11/01/43	1,275	1,285,450
Federal National Mortgage Assoc.	3.500%	05/01/44	2,416	2,439,448
Federal National Mortgage Assoc.	3.500%	06/01/44	5,777	5,821,716
Federal National Mortgage Assoc.	3.500%	02/01/45	555	558,918
Federal National Mortgage Assoc.	3.500%	07/01/45	1,343	1,347,738
Federal National Mortgage Assoc.	3.500%	07/01/45	477	480,795
Federal National Mortgage Assoc.	3.500%	10/01/45	274	276,870
Federal National Mortgage Assoc.	3.500%	11/01/45	1,752	1,765,100
Federal National Mortgage Assoc.	3.500%	11/01/45	107	108,035
Federal National Mortgage Assoc.	3.500%	12/01/45	450	453,244
Federal National Mortgage Assoc.	3.500%	03/01/46	1,192	1,195,462
Federal National Mortgage Assoc.	3.500%	03/01/46	614	615,915
Federal National Mortgage Assoc.	3.500%	04/01/46	239	240,801
Federal National Mortgage Assoc.	3.500%	04/01/46	233	233,214
Federal National Mortgage Assoc.	3.500%	05/01/46	388	389,110
Federal National Mortgage Assoc.	3.500%	06/01/46	1,627	1,631,946
Federal National Mortgage Assoc.	3.500%	06/01/46	71	71,386
Federal National Mortgage Assoc.	3.500%	07/01/46	360	361,024
Federal National Mortgage Assoc.	3.500%	08/01/46	882	884,313
Federal National Mortgage Assoc.	3.500%	09/01/46	825	827,712
Federal National Mortgage Assoc.	3.500%	09/01/46	22	22,167
Federal National Mortgage Assoc.	3.500%	10/01/46	394	394,935
Federal National Mortgage Assoc.	3.500%	11/01/46	785	790,517
Federal National Mortgage Assoc.	3.500%	11/01/46	618	621,515
Federal National Mortgage Assoc.	3.500%	11/01/46	114	114,389
Federal National Mortgage Assoc.	3.500%	11/01/46	58	58,115
Federal National Mortgage Assoc.	3.500%	11/01/46	36	36,248
Federal National Mortgage Assoc.	3.500%	12/01/46	1,565	1,570,282
Federal National Mortgage Assoc.	3.500%	12/01/46	131	131,729
Federal National Mortgage Assoc.	3.500%	01/01/47	2,356	2,372,736
Federal National Mortgage Assoc.	3.500%	01/01/47	905	910,194
Federal National Mortgage Assoc.	3.500%	01/01/47	330	332,261
Federal National Mortgage Assoc.	3.500%	01/01/47	283	283,692
Federal National Mortgage Assoc.	3.500%	01/01/47	150	150,050
Federal National Mortgage Assoc.	3.500%	02/01/47	282	283,632
Federal National Mortgage Assoc.	3.500%	02/01/47	159	159,762
Federal National Mortgage Assoc.	3.500%	03/01/47	129	129,328
Federal National Mortgage Assoc.	3.500%	05/01/47	854	857,220
Federal National Mortgage Assoc.	3.500%	05/01/47	225	226,580
Federal National Mortgage Assoc.	3.500%	06/01/47	691	692,456
Federal National Mortgage Assoc.	3.500%	07/01/47	492	493,934
Federal National Mortgage Assoc.	3.500%	07/01/47	289	289,150
Federal National Mortgage Assoc.	3.500%	08/01/47	268	268,406
Federal National Mortgage Assoc.	3.500%	09/01/47	279	279,982
Federal National Mortgage Assoc.	3.500%	09/01/47	115	115,205
Federal National Mortgage Assoc.	3.500%	11/01/47	921	915,074
Federal National Mortgage Assoc.	3.500%	11/01/47	855	855,421
Federal National Mortgage Assoc.	3.500%	11/01/47	716	720,531
Federal National Mortgage Assoc.	3.500%	11/01/47	117	117,371

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.500%	12/01/47	3,878	$3,889,803
Federal National Mortgage Assoc.	3.500%	12/01/47	890	895,478
Federal National Mortgage Assoc.	3.500%	12/01/47	773	773,060
Federal National Mortgage Assoc.	3.500%	12/01/47	769	774,031
Federal National Mortgage Assoc.	3.500%	12/01/47	58	58,403
Federal National Mortgage Assoc.	3.500%	01/01/48	1,610	1,618,059
Federal National Mortgage Assoc.	3.500%	01/01/48	1,422	1,425,100
Federal National Mortgage Assoc.	3.500%	01/01/48	299	300,718
Federal National Mortgage Assoc.	3.500%	01/01/48	158	158,837
Federal National Mortgage Assoc.	3.500%	01/01/48	82	82,729
Federal National Mortgage Assoc.	3.500%	01/01/48	60	59,887
Federal National Mortgage Assoc.	3.500%	09/01/57	5,140	5,116,515
Federal National Mortgage Assoc.	3.500%	01/01/58	10,805	10,755,935
Federal National Mortgage Assoc.	3.500%	01/01/58	844	839,725
Federal National Mortgage Assoc.	3.550%	02/01/30	1,800	1,823,371
Federal National Mortgage Assoc.	4.000%	TBA	4,000	4,073,749
Federal National Mortgage Assoc.	4.000%	05/01/29	5	4,697
Federal National Mortgage Assoc.	4.000%	10/01/30	19	19,653
Federal National Mortgage Assoc.	4.000%	10/01/31	486	498,797
Federal National Mortgage Assoc.	4.000%	10/01/33	954	979,401
Federal National Mortgage Assoc.	4.000%	10/01/33	792	812,373
Federal National Mortgage Assoc.	4.000%	10/01/33	789	809,940
Federal National Mortgage Assoc.	4.000%	10/01/33	701	719,247
Federal National Mortgage Assoc.	4.000%	11/01/33	5,443	5,587,517
Federal National Mortgage Assoc.	4.000%	01/01/36	624	639,432
Federal National Mortgage Assoc.	4.000%	05/01/39	25	25,550
Federal National Mortgage Assoc.	4.000%	07/01/39	659	677,751
Federal National Mortgage Assoc.	4.000%	07/01/40	620	637,730
Federal National Mortgage Assoc.	4.000%	08/01/40	1,111	1,142,603
Federal National Mortgage Assoc.	4.000%	08/01/40	17	17,036
Federal National Mortgage Assoc.	4.000%	10/01/40	2,955	3,038,985
Federal National Mortgage Assoc.	4.000%	10/01/40	51	52,783
Federal National Mortgage Assoc.	4.000%	11/01/40	200	206,053
Federal National Mortgage Assoc.	4.000%	12/01/40	898	922,881
Federal National Mortgage Assoc.	4.000%	12/01/40	135	138,787
Federal National Mortgage Assoc.	4.000%	01/01/41	258	264,289
Federal National Mortgage Assoc.	4.000%	04/01/41	80	82,138
Federal National Mortgage Assoc.	4.000%	09/01/41	2,375	2,441,754
Federal National Mortgage Assoc.	4.000%	09/01/41	1,364	1,402,232
Federal National Mortgage Assoc.	4.000%	09/01/41	201	206,217
Federal National Mortgage Assoc.	4.000%	10/01/41	144	147,568
Federal National Mortgage Assoc.	4.000%	12/01/41	526	543,857
Federal National Mortgage Assoc.	4.000%	12/01/41	171	177,122
Federal National Mortgage Assoc.	4.000%	01/01/42	1,030	1,059,461
Federal National Mortgage Assoc.	4.000%	02/01/42	516	530,210
Federal National Mortgage Assoc.	4.000%	04/01/42	135	138,404
Federal National Mortgage Assoc.	4.000%	05/01/42	937	963,174
Federal National Mortgage Assoc.	4.000%	05/01/42	307	315,934
Federal National Mortgage Assoc.	4.000%	06/01/42	307	315,308
Federal National Mortgage Assoc.	4.000%	07/01/42	665	687,541
Federal National Mortgage Assoc.	4.000%	07/01/42	224	230,596
Federal National Mortgage Assoc.	4.000%	08/01/42	155	159,000
Federal National Mortgage Assoc.	4.000%	09/01/42	273	281,066
Federal National Mortgage Assoc.	4.000%	09/01/42	105	107,792
Federal National Mortgage Assoc.	4.000%	12/01/42	816	843,560
Federal National Mortgage Assoc.	4.000%	12/01/42	372	382,178
Federal National Mortgage Assoc.	4.000%	01/01/43	488	502,190
Federal National Mortgage Assoc.	4.000%	03/01/43	175	180,161
Federal National Mortgage Assoc.	4.000%	10/01/43	1,609	1,654,523

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.000%	10/01/43	368	$378,234
Federal National Mortgage Assoc.	4.000%	01/01/44	959	988,599
Federal National Mortgage Assoc.	4.000%	02/01/44	5,587	5,772,670
Federal National Mortgage Assoc.	4.000%	03/01/44	195	200,577
Federal National Mortgage Assoc.	4.000%	07/01/44	102	104,717
Federal National Mortgage Assoc.	4.000%	08/01/44	715	738,266
Federal National Mortgage Assoc.	4.000%	12/01/44	621	640,116
Federal National Mortgage Assoc.	4.000%	12/01/44	593	611,430
Federal National Mortgage Assoc.	4.000%	12/01/44	34	35,121
Federal National Mortgage Assoc.	4.000%	12/01/44	32	33,574
Federal National Mortgage Assoc.	4.000%	02/01/45	581	598,194
Federal National Mortgage Assoc.	4.000%	02/01/45	305	312,452
Federal National Mortgage Assoc.	4.000%	02/01/45	63	64,590
Federal National Mortgage Assoc.	4.000%	03/01/45	277	283,168
Federal National Mortgage Assoc.	4.000%	03/01/45	64	65,912
Federal National Mortgage Assoc.	4.000%	03/01/45	47	48,259
Federal National Mortgage Assoc.	4.000%	05/01/45	566	585,054
Federal National Mortgage Assoc.	4.000%	05/01/45	110	112,757
Federal National Mortgage Assoc.	4.000%	08/01/45	339	345,949
Federal National Mortgage Assoc.	4.000%	10/01/45	1,519	1,564,382
Federal National Mortgage Assoc.	4.000%	10/01/45	437	451,027
Federal National Mortgage Assoc.	4.000%	10/01/45	304	314,586
Federal National Mortgage Assoc.	4.000%	10/01/45	153	156,694
Federal National Mortgage Assoc.	4.000%	10/01/45	147	151,610
Federal National Mortgage Assoc.	4.000%	10/01/45	145	148,842
Federal National Mortgage Assoc.	4.000%	10/01/45	140	144,675
Federal National Mortgage Assoc.	4.000%	10/01/45	131	134,945
Federal National Mortgage Assoc.	4.000%	11/01/45	675	695,220
Federal National Mortgage Assoc.	4.000%	11/01/45	448	462,971
Federal National Mortgage Assoc.	4.000%	12/01/45	1,531	1,574,424
Federal National Mortgage Assoc.	4.000%	12/01/45	1,185	1,209,103
Federal National Mortgage Assoc.	4.000%	12/01/45	441	453,893
Federal National Mortgage Assoc.	4.000%	12/01/45	371	383,214
Federal National Mortgage Assoc.	4.000%	12/01/45	209	213,730
Federal National Mortgage Assoc.	4.000%	01/01/46	486	502,087
Federal National Mortgage Assoc.	4.000%	01/01/46	163	165,874
Federal National Mortgage Assoc.	4.000%	02/01/46	946	973,056
Federal National Mortgage Assoc.	4.000%	02/01/46	223	227,696
Federal National Mortgage Assoc.	4.000%	02/01/46	200	203,743
Federal National Mortgage Assoc.	4.000%	04/01/46	5,356	5,489,415
Federal National Mortgage Assoc.	4.000%	06/01/46	2,147	2,196,037
Federal National Mortgage Assoc.	4.000%	06/01/46	156	160,483
Federal National Mortgage Assoc.	4.000%	11/01/46	992	1,016,819
Federal National Mortgage Assoc.	4.000%	11/01/46	405	415,867
Federal National Mortgage Assoc.	4.000%	11/01/46	250	257,527
Federal National Mortgage Assoc.	4.000%	01/01/47	362	372,594
Federal National Mortgage Assoc.	4.000%	03/01/47	33,715	34,652,989
Federal National Mortgage Assoc.	4.000%	03/01/47	2,564	2,626,113
Federal National Mortgage Assoc.	4.000%	03/01/47	2,329	2,388,318
Federal National Mortgage Assoc.	4.000%	03/01/47	1,236	1,262,541
Federal National Mortgage Assoc.	4.000%	04/01/47	599	612,405
Federal National Mortgage Assoc.	4.000%	05/01/47	716	732,336
Federal National Mortgage Assoc.	4.000%	05/01/47	440	449,371
Federal National Mortgage Assoc.	4.000%	06/01/47	2,087	2,138,074
Federal National Mortgage Assoc.	4.000%	06/01/47	918	942,637
Federal National Mortgage Assoc.	4.000%	07/01/47	1,161	1,186,516
Federal National Mortgage Assoc.	4.000%	07/01/47	940	960,121
Federal National Mortgage Assoc.	4.000%	07/01/47	801	817,018
Federal National Mortgage Assoc.	4.000%	07/01/47	253	258,423

.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	4.000%	08/01/47	1,069		$1,092,182
Federal National Mortgage Assoc.	4.000%	08/01/47	988		1,011,819
Federal National Mortgage Assoc.	4.000%	10/01/47	279		284,457
Federal National Mortgage Assoc.	4.000%	11/01/47	547		560,812
Federal National Mortgage Assoc.	4.000%	12/01/47	3,944		4,030,924
Federal National Mortgage Assoc.	4.000%	12/01/47	280		286,328
Federal National Mortgage Assoc.	4.000%	01/01/48	11,568		11,830,140
Federal National Mortgage Assoc.	4.000%	01/01/48	1,262		1,290,761
Federal National Mortgage Assoc.	4.000%	02/01/48	287		293,909
Federal National Mortgage Assoc.	4.000%	03/01/48	1,357		1,397,375
Federal National Mortgage Assoc.	4.000%	04/01/48	693		708,484
Federal National Mortgage Assoc.	4.000%	04/01/48	547		563,164
Federal National Mortgage Assoc.	4.000%	04/01/48	157		161,535
Federal National Mortgage Assoc.	4.000%	04/01/48	143		147,630
Federal National Mortgage Assoc.	4.000%	05/01/48	2,286		2,337,487
Federal National Mortgage Assoc.	4.000%	05/01/48	1,106		1,127,660
Federal National Mortgage Assoc.	4.000%	06/01/48	331		337,752
Federal National Mortgage Assoc.	4.000%	08/01/48	2,059		2,106,671
Federal National Mortgage Assoc.	4.000%	08/01/48	1,132		1,159,710
Federal National Mortgage Assoc.	4.000%	08/01/48	591		606,872
Federal National Mortgage Assoc.	4.000%	08/01/48	386		396,014
Federal National Mortgage Assoc.	4.000%	08/01/48	289		297,194
Federal National Mortgage Assoc.	4.000%	08/01/48	216		220,629
Federal National Mortgage Assoc.	4.000%	08/01/48	140		143,577
Federal National Mortgage Assoc.	4.000%	10/01/48	4,136		4,225,554
Federal National Mortgage Assoc.	4.000%	11/01/48	5,142		5,261,043
Federal National Mortgage Assoc.	4.500%	TBA	56,100		58,038,297
Federal National Mortgage Assoc.	4.500%	TBA	9,200		9,526,492
Federal National Mortgage Assoc.	4.500%	TBA	3,100		3,156,188
Federal National Mortgage Assoc.	4.500%	05/01/22	3		2,987
Federal National Mortgage Assoc.	4.500%	07/01/22	—	(r)	321
Federal National Mortgage Assoc.	4.500%	04/01/24	37		38,089
Federal National Mortgage Assoc.	4.500%	08/01/24	3		2,746
Federal National Mortgage Assoc.	4.500%	09/01/24	2		2,443
Federal National Mortgage Assoc.	4.500%	09/01/24	1		1,371
Federal National Mortgage Assoc.	4.500%	12/01/24	17		17,799
Federal National Mortgage Assoc.	4.500%	02/01/25	6		6,239
Federal National Mortgage Assoc.	4.500%	03/01/25	17		17,538
Federal National Mortgage Assoc.	4.500%	03/01/25	2		1,558
Federal National Mortgage Assoc.	4.500%	04/01/25	29		29,821
Federal National Mortgage Assoc.	4.500%	04/01/25	12		12,631
Federal National Mortgage Assoc.	4.500%	04/01/25	6		6,463
Federal National Mortgage Assoc.	4.500%	04/01/25	3		3,008
Federal National Mortgage Assoc.	4.500%	04/01/25	3		2,940
Federal National Mortgage Assoc.	4.500%	05/01/25	4		4,623
Federal National Mortgage Assoc.	4.500%	05/01/25	3		2,825
Federal National Mortgage Assoc.	4.500%	07/01/25	32		33,095
Federal National Mortgage Assoc.	4.500%	09/01/25	4		4,065
Federal National Mortgage Assoc.	4.500%	09/01/25	1		846
Federal National Mortgage Assoc.	4.500%	11/01/35	13		13,753
Federal National Mortgage Assoc.	4.500%	05/01/37	4		3,782
Federal National Mortgage Assoc.	4.500%	04/01/39	11		11,583
Federal National Mortgage Assoc.	4.500%	04/01/39	7		7,671
Federal National Mortgage Assoc.	4.500%	06/01/39	30		31,699
Federal National Mortgage Assoc.	4.500%	08/01/39	77		80,795
Federal National Mortgage Assoc.	4.500%	02/01/40	11,199		11,726,719
Federal National Mortgage Assoc.	4.500%	06/01/40	88		91,657
Federal National Mortgage Assoc.	4.500%	07/01/40	207		216,847
Federal National Mortgage Assoc.	4.500%	08/01/40	39		40,559

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.500%	11/01/40	326	$337,377
Federal National Mortgage Assoc.	4.500%	01/01/41	78	81,874
Federal National Mortgage Assoc.	4.500%	03/01/41	23	24,472
Federal National Mortgage Assoc.	4.500%	04/01/41	5	4,696
Federal National Mortgage Assoc.	4.500%	05/01/41	8	8,450
Federal National Mortgage Assoc.	4.500%	05/01/41	8	8,309
Federal National Mortgage Assoc.	4.500%	07/01/41	116	121,201
Federal National Mortgage Assoc.	4.500%	07/01/41	48	50,179
Federal National Mortgage Assoc.	4.500%	08/01/41	258	270,364
Federal National Mortgage Assoc.	4.500%	09/01/41	55	57,965
Federal National Mortgage Assoc.	4.500%	10/01/41	56	59,054
Federal National Mortgage Assoc.	4.500%	10/01/41	28	29,004
Federal National Mortgage Assoc.	4.500%	01/01/42	18	18,347
Federal National Mortgage Assoc.	4.500%	06/01/42	14	14,634
Federal National Mortgage Assoc.	4.500%	09/01/42	1,220	1,277,696
Federal National Mortgage Assoc.	4.500%	09/01/42	718	752,259
Federal National Mortgage Assoc.	4.500%	11/01/42	86	89,627
Federal National Mortgage Assoc.	4.500%	10/01/43	793	825,218
Federal National Mortgage Assoc.	4.500%	03/01/44	1,108	1,153,381
Federal National Mortgage Assoc.	4.500%	04/01/44	451	470,257
Federal National Mortgage Assoc.	4.500%	05/01/44	320	335,349
Federal National Mortgage Assoc.	4.500%	01/01/45	812	845,381
Federal National Mortgage Assoc.	4.500%	05/01/45	886	921,037
Federal National Mortgage Assoc.	4.500%	09/01/45	248	261,186
Federal National Mortgage Assoc.	4.500%	11/01/45	166	174,424
Federal National Mortgage Assoc.	4.500%	11/01/45	47	49,604
Federal National Mortgage Assoc.	4.500%	12/01/45	566	590,991
Federal National Mortgage Assoc.	4.500%	06/01/46	681	711,220
Federal National Mortgage Assoc.	4.500%	08/01/46	549	573,394
Federal National Mortgage Assoc.	4.500%	12/01/46	353	368,493
Federal National Mortgage Assoc.	4.500%	01/01/47	125	130,261
Federal National Mortgage Assoc.	4.500%	08/01/47	531	550,034
Federal National Mortgage Assoc.	4.500%	09/01/47	44	45,719
Federal National Mortgage Assoc.	4.500%	10/01/47	76	78,522
Federal National Mortgage Assoc.	4.500%	10/01/47	36	37,413
Federal National Mortgage Assoc.	4.500%	11/01/47	2,520	2,610,936
Federal National Mortgage Assoc.	4.500%	11/01/47	28	29,615
Federal National Mortgage Assoc.	4.500%	12/01/47	212	219,745
Federal National Mortgage Assoc.	4.500%	12/01/47	35	36,884
Federal National Mortgage Assoc.	4.500%	02/01/48	1,044	1,086,032
Federal National Mortgage Assoc.	4.500%	02/01/48	65	67,598
Federal National Mortgage Assoc.	4.500%	03/01/48	66	68,711
Federal National Mortgage Assoc.	4.500%	03/01/48	54	56,378
Federal National Mortgage Assoc.	4.500%	04/01/48	424	446,166
Federal National Mortgage Assoc.	4.500%	05/01/48	8,443	8,846,706
Federal National Mortgage Assoc.	4.500%	05/01/48	58	59,659
Federal National Mortgage Assoc.	4.500%	07/01/48	229	241,774
Federal National Mortgage Assoc.	4.500%	07/01/48	49	51,507
Federal National Mortgage Assoc.	4.500%	07/01/48	40	41,234
Federal National Mortgage Assoc.	4.500%	09/01/48	1,831	1,906,360
Federal National Mortgage Assoc.	5.000%	TBA	42,722	44,747,958
Federal National Mortgage Assoc.	5.000%	TBA	773	809,657
Federal National Mortgage Assoc.	5.000%	02/01/35	2,647	2,810,517
Federal National Mortgage Assoc.	5.000%	08/01/35	4	3,979
Federal National Mortgage Assoc.	5.000%	09/01/35	118	124,832
Federal National Mortgage Assoc.	5.000%	09/01/35	16	16,846
Federal National Mortgage Assoc.	5.000%	10/01/35	4	4,663
Federal National Mortgage Assoc.	5.000%	03/01/36	4	4,407
Federal National Mortgage Assoc.	5.000%	12/01/36	6	6,267

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	5.000%	06/01/37	8		$8,821
Federal National Mortgage Assoc.	5.000%	01/01/38	11		11,670
Federal National Mortgage Assoc.	5.000%	12/01/39	8		8,033
Federal National Mortgage Assoc.	5.000%	01/01/40	7		6,915
Federal National Mortgage Assoc.	5.000%	05/01/40	38		39,933
Federal National Mortgage Assoc.	5.000%	05/01/40	8		8,483
Federal National Mortgage Assoc.	5.000%	01/01/41	11		11,230
Federal National Mortgage Assoc.	5.000%	04/01/41	6		6,668
Federal National Mortgage Assoc.	5.000%	05/01/41	6		6,192
Federal National Mortgage Assoc.	5.000%	07/01/41	3,380		3,588,256
Federal National Mortgage Assoc.	5.000%	01/01/42	9		9,018
Federal National Mortgage Assoc.	5.000%	12/01/43	4,886		5,184,611
Federal National Mortgage Assoc.	5.500%	TBA	8,135		8,607,847
Federal National Mortgage Assoc.	5.500%	06/01/21	6		5,931
Federal National Mortgage Assoc.	5.500%	06/01/21	1		1,233
Federal National Mortgage Assoc.	5.500%	09/01/21	5		5,096
Federal National Mortgage Assoc.	5.500%	01/01/22	5		5,147
Federal National Mortgage Assoc.	5.500%	03/01/22	5		5,009
Federal National Mortgage Assoc.	5.500%	04/01/22	16		15,699
Federal National Mortgage Assoc.	5.500%	11/01/22	—	(r)	380
Federal National Mortgage Assoc.	5.500%	12/01/22	—	(r)	477
Federal National Mortgage Assoc.	5.500%	12/01/22	—	(r)	408
Federal National Mortgage Assoc.	5.500%	04/01/24	6		6,020
Federal National Mortgage Assoc.	5.500%	06/01/24	16		16,652
Federal National Mortgage Assoc.	5.500%	09/01/27	1		588
Federal National Mortgage Assoc.	5.500%	07/01/28	14		14,609
Federal National Mortgage Assoc.	5.500%	04/01/30	35		36,776
Federal National Mortgage Assoc.	5.500%	12/01/30	1		773
Federal National Mortgage Assoc.	5.500%	11/01/32	1		992
Federal National Mortgage Assoc.	5.500%	12/01/32	10		10,185
Federal National Mortgage Assoc.	5.500%	01/01/33	43		45,744
Federal National Mortgage Assoc.	5.500%	01/01/33	31		32,386
Federal National Mortgage Assoc.	5.500%	04/01/33	30		32,694
Federal National Mortgage Assoc.	5.500%	04/01/33	—	(r)	479
Federal National Mortgage Assoc.	5.500%	06/01/33	1		1,149
Federal National Mortgage Assoc.	5.500%	07/01/33	19		20,392
Federal National Mortgage Assoc.	5.500%	09/01/33	10		11,161
Federal National Mortgage Assoc.	5.500%	09/01/33	4		4,713
Federal National Mortgage Assoc.	5.500%	10/01/33	26		28,036
Federal National Mortgage Assoc.	5.500%	11/01/33	17		18,534
Federal National Mortgage Assoc.	5.500%	11/01/33	15		15,738
Federal National Mortgage Assoc.	5.500%	11/01/33	12		13,374
Federal National Mortgage Assoc.	5.500%	11/01/33	5		5,297
Federal National Mortgage Assoc.	5.500%	11/01/33	3		3,368
Federal National Mortgage Assoc.	5.500%	11/01/33	2		2,650
Federal National Mortgage Assoc.	5.500%	12/01/33	23		24,304
Federal National Mortgage Assoc.	5.500%	12/01/33	2		2,106
Federal National Mortgage Assoc.	5.500%	01/01/34	12		12,689
Federal National Mortgage Assoc.	5.500%	01/01/34	2		2,610
Federal National Mortgage Assoc.	5.500%	02/01/34	28		29,906
Federal National Mortgage Assoc.	5.500%	02/01/34	4		4,525
Federal National Mortgage Assoc.	5.500%	02/01/34	3		3,287
Federal National Mortgage Assoc.	5.500%	03/01/34	23		25,175
Federal National Mortgage Assoc.	5.500%	03/01/34	4		3,951
Federal National Mortgage Assoc.	5.500%	04/01/34	2		2,321
Federal National Mortgage Assoc.	5.500%	07/01/34	36		38,163
Federal National Mortgage Assoc.	5.500%	07/01/34	1		948
Federal National Mortgage Assoc.	5.500%	09/01/34	14		15,305
Federal National Mortgage Assoc.	5.500%	11/01/34	4		4,451

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	5.500%	12/01/34	12		$13,271
Federal National Mortgage Assoc.	5.500%	12/01/34	5		4,923
Federal National Mortgage Assoc.	5.500%	12/01/34	3		3,418
Federal National Mortgage Assoc.	5.500%	12/01/34	1		1,427
Federal National Mortgage Assoc.	5.500%	02/01/35	33		35,708
Federal National Mortgage Assoc.	5.500%	02/01/35	11		11,408
Federal National Mortgage Assoc.	5.500%	02/01/35	1		1,505
Federal National Mortgage Assoc.	5.500%	03/01/35	36		39,160
Federal National Mortgage Assoc.	5.500%	03/01/35	34		36,217
Federal National Mortgage Assoc.	5.500%	03/01/35	33		35,343
Federal National Mortgage Assoc.	5.500%	03/01/35	14		14,650
Federal National Mortgage Assoc.	5.500%	04/01/35	20		21,873
Federal National Mortgage Assoc.	5.500%	04/01/35	3		2,760
Federal National Mortgage Assoc.	5.500%	05/01/35	10		11,292
Federal National Mortgage Assoc.	5.500%	05/01/35	4		4,307
Federal National Mortgage Assoc.	5.500%	06/01/35	4		4,126
Federal National Mortgage Assoc.	5.500%	07/01/35	7		8,022
Federal National Mortgage Assoc.	5.500%	09/01/35	23		24,980
Federal National Mortgage Assoc.	5.500%	09/01/35	6		6,740
Federal National Mortgage Assoc.	5.500%	10/01/35	30		32,777
Federal National Mortgage Assoc.	5.500%	10/01/35	23		24,144
Federal National Mortgage Assoc.	5.500%	10/01/35	15		16,646
Federal National Mortgage Assoc.	5.500%	10/01/35	8		8,293
Federal National Mortgage Assoc.	5.500%	10/01/35	8		8,134
Federal National Mortgage Assoc.	5.500%	10/01/35	5		4,965
Federal National Mortgage Assoc.	5.500%	11/01/35	21		22,330
Federal National Mortgage Assoc.	5.500%	11/01/35	1		1,531
Federal National Mortgage Assoc.	5.500%	11/01/35	1		734
Federal National Mortgage Assoc.	5.500%	12/01/35	39		42,300
Federal National Mortgage Assoc.	5.500%	12/01/35	31		32,898
Federal National Mortgage Assoc.	5.500%	12/01/35	22		23,069
Federal National Mortgage Assoc.	5.500%	12/01/35	19		20,143
Federal National Mortgage Assoc.	5.500%	12/01/35	3		3,000
Federal National Mortgage Assoc.	5.500%	12/01/35	3		2,917
Federal National Mortgage Assoc.	5.500%	12/01/35	1		1,227
Federal National Mortgage Assoc.	5.500%	12/01/35	1		733
Federal National Mortgage Assoc.	5.500%	12/01/35	1		600
Federal National Mortgage Assoc.	5.500%	01/01/36	4		4,167
Federal National Mortgage Assoc.	5.500%	02/01/36	2		1,634
Federal National Mortgage Assoc.	5.500%	03/01/36	27		28,702
Federal National Mortgage Assoc.	5.500%	03/01/36	9		9,471
Federal National Mortgage Assoc.	5.500%	03/01/36	3		3,156
Federal National Mortgage Assoc.	5.500%	05/01/36	—	(r)	333
Federal National Mortgage Assoc.	5.500%	07/01/36	7		6,967
Federal National Mortgage Assoc.	5.500%	07/01/36	2		1,685
Federal National Mortgage Assoc.	5.500%	08/01/36	3		3,673
Federal National Mortgage Assoc.	5.500%	11/01/36	7		7,042
Federal National Mortgage Assoc.	5.500%	01/01/37	28		30,330
Federal National Mortgage Assoc.	5.500%	02/01/37	22		23,808
Federal National Mortgage Assoc.	5.500%	04/01/37	22		23,199
Federal National Mortgage Assoc.	5.500%	06/01/37	9		9,735
Federal National Mortgage Assoc.	5.500%	06/01/37	8		8,368
Federal National Mortgage Assoc.	5.500%	08/01/37	23		24,770
Federal National Mortgage Assoc.	5.500%	08/01/37	13		13,799
Federal National Mortgage Assoc.	5.500%	08/01/37	3		2,790
Federal National Mortgage Assoc.	5.500%	08/01/37	2		1,817
Federal National Mortgage Assoc.	5.500%	03/01/38	35		36,819
Federal National Mortgage Assoc.	5.500%	12/01/38	10		10,931
Federal National Mortgage Assoc.	5.500%	01/01/39	113		121,317

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	5.500%	09/01/39	14		$14,431
Federal National Mortgage Assoc.	5.500%	12/01/39	160		170,268
Federal National Mortgage Assoc.	5.500%	06/01/40	29		30,619
Federal National Mortgage Assoc.	6.000%	09/01/21	16		16,656
Federal National Mortgage Assoc.	6.000%	11/01/28	2		1,698
Federal National Mortgage Assoc.	6.000%	02/01/29	1		1,227
Federal National Mortgage Assoc.	6.000%	03/01/32	1		1,309
Federal National Mortgage Assoc.	6.000%	11/01/32	—	(r)	90
Federal National Mortgage Assoc.	6.000%	05/01/33	1		574
Federal National Mortgage Assoc.	6.000%	01/01/34	25		27,488
Federal National Mortgage Assoc.	6.000%	11/01/35	8		8,426
Federal National Mortgage Assoc.	6.000%	12/01/35	3		2,984
Federal National Mortgage Assoc.	6.000%	03/01/36	1		538
Federal National Mortgage Assoc.	6.000%	04/01/36	9		10,117
Federal National Mortgage Assoc.	6.000%	06/01/36	—	(r)	496
Federal National Mortgage Assoc.	6.000%	06/01/36	—	(r)	326
Federal National Mortgage Assoc.	6.000%	07/01/36	8		8,273
Federal National Mortgage Assoc.	6.000%	07/01/36	—	(r)	461
Federal National Mortgage Assoc.	6.000%	08/01/36	25		27,753
Federal National Mortgage Assoc.	6.000%	08/01/36	6		6,915
Federal National Mortgage Assoc.	6.000%	08/01/36	6		5,969
Federal National Mortgage Assoc.	6.000%	08/01/36	—	(r)	446
Federal National Mortgage Assoc.	6.000%	08/01/36	—	(r)	318
Federal National Mortgage Assoc.	6.000%	09/01/36	23		24,394
Federal National Mortgage Assoc.	6.000%	09/01/36	7		7,160
Federal National Mortgage Assoc.	6.000%	09/01/36	3		3,270
Federal National Mortgage Assoc.	6.000%	09/01/36	3		3,098
Federal National Mortgage Assoc.	6.000%	09/01/36	2		2,636
Federal National Mortgage Assoc.	6.000%	09/01/36	1		890
Federal National Mortgage Assoc.	6.000%	09/01/36	1		643
Federal National Mortgage Assoc.	6.000%	10/01/36	13		14,429
Federal National Mortgage Assoc.	6.000%	10/01/36	12		13,044
Federal National Mortgage Assoc.	6.000%	10/01/36	2		2,336
Federal National Mortgage Assoc.	6.000%	11/01/36	25		27,693
Federal National Mortgage Assoc.	6.000%	11/01/36	17		18,634
Federal National Mortgage Assoc.	6.000%	11/01/36	7		7,051
Federal National Mortgage Assoc.	6.000%	11/01/36	6		6,670
Federal National Mortgage Assoc.	6.000%	11/01/36	4		3,972
Federal National Mortgage Assoc.	6.000%	11/01/36	2		2,621
Federal National Mortgage Assoc.	6.000%	11/01/36	—	(r)	474
Federal National Mortgage Assoc.	6.000%	12/01/36	15		16,456
Federal National Mortgage Assoc.	6.000%	12/01/36	13		14,427
Federal National Mortgage Assoc.	6.000%	12/01/36	11		12,240
Federal National Mortgage Assoc.	6.000%	12/01/36	6		6,150
Federal National Mortgage Assoc.	6.000%	12/01/36	1		1,342
Federal National Mortgage Assoc.	6.000%	12/01/36	1		575
Federal National Mortgage Assoc.	6.000%	12/01/36	—	(r)	337
Federal National Mortgage Assoc.	6.000%	12/01/36	—	(r)	238
Federal National Mortgage Assoc.	6.000%	01/01/37	2,554		2,783,609
Federal National Mortgage Assoc.	6.000%	01/01/37	27		29,598
Federal National Mortgage Assoc.	6.000%	01/01/37	24		25,782
Federal National Mortgage Assoc.	6.000%	01/01/37	11		11,786
Federal National Mortgage Assoc.	6.000%	01/01/37	1		1,522
Federal National Mortgage Assoc.	6.000%	01/01/37	1		1,122
Federal National Mortgage Assoc.	6.000%	02/01/37	361		393,553
Federal National Mortgage Assoc.	6.000%	02/01/37	20		21,647
Federal National Mortgage Assoc.	6.000%	03/01/37	84		89,827
Federal National Mortgage Assoc.	6.000%	03/01/37	28		30,439
Federal National Mortgage Assoc.	6.000%	03/01/37	22		24,373

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	6.000%		03/01/37	—	(r)	$432
Federal National Mortgage Assoc.	6.000%		05/01/37	33		35,683
Federal National Mortgage Assoc.	6.000%		05/01/37	21		22,478
Federal National Mortgage Assoc.	6.000%		05/01/37	19		20,799
Federal National Mortgage Assoc.	6.000%		05/01/37	5		5,063
Federal National Mortgage Assoc.	6.000%		05/01/37	3		3,493
Federal National Mortgage Assoc.	6.000%		06/01/37	8		8,258
Federal National Mortgage Assoc.	6.000%		07/01/37	1		620
Federal National Mortgage Assoc.	6.000%		08/01/37	19		21,228
Federal National Mortgage Assoc.	6.000%		08/01/37	18		20,025
Federal National Mortgage Assoc.	6.000%		08/01/37	12		12,662
Federal National Mortgage Assoc.	6.000%		08/01/37	1		1,398
Federal National Mortgage Assoc.	6.000%		10/01/37	1		877
Federal National Mortgage Assoc.	6.000%		10/01/38	2		2,298
Federal National Mortgage Assoc.	6.500%		10/01/36	1,214		1,370,814
Government National Mortgage Assoc.	3.000%		12/20/44	86		85,279
Government National Mortgage Assoc.	3.000%		02/15/45	766		757,447
Government National Mortgage Assoc.	3.000%		04/20/45	1,820		1,798,974
Government National Mortgage Assoc.	3.000%		06/20/45	4,607		4,551,705
Government National Mortgage Assoc.	3.000%		08/20/45	87		85,487
Government National Mortgage Assoc.	3.000%		10/20/45	609		601,801
Government National Mortgage Assoc.	3.000%		04/20/46	10,619		10,478,934
Government National Mortgage Assoc.	3.000%		05/20/46	75		73,709
Government National Mortgage Assoc.	3.000%		06/20/46	1,698		1,674,572
Government National Mortgage Assoc.	3.000%		07/20/46	3,432		3,384,801
Government National Mortgage Assoc.	3.000%		08/20/46	590		582,193
Government National Mortgage Assoc.	3.000%		09/20/46	6,489		6,402,501
Government National Mortgage Assoc.	3.000%		10/20/46	215		212,059
Government National Mortgage Assoc.	3.000%		11/20/46	173		170,279
Government National Mortgage Assoc.	3.000%		12/20/46	568		560,228
Government National Mortgage Assoc.	3.500%		01/15/42	330		334,290
Government National Mortgage Assoc.	3.500%		04/15/43	528		532,727
Government National Mortgage Assoc.	3.500%		04/20/43	871		880,443
Government National Mortgage Assoc.	3.500%		05/20/43	523		528,791
Government National Mortgage Assoc.	3.500%		02/20/44	3,619		3,644,563
Government National Mortgage Assoc.	3.500%		05/20/45	416		419,340
Government National Mortgage Assoc.	3.500%		04/20/46	22,120		22,293,149
Government National Mortgage Assoc.	3.500%		05/20/46	821		827,100
Government National Mortgage Assoc.	3.500%		06/20/46	10,626		10,704,622
Government National Mortgage Assoc.	3.500%		07/20/46	1,757		1,769,521
Government National Mortgage Assoc.	3.500%		09/20/46	334		335,992
Government National Mortgage Assoc.	3.500%		10/20/46	450		452,714
Government National Mortgage Assoc.	3.500%		10/20/46	397		399,568
Government National Mortgage Assoc.	3.500%		10/20/46	203		204,443
Government National Mortgage Assoc.	3.500%		10/20/46	196		197,831
Government National Mortgage Assoc.	3.500%		10/20/46	167		168,172
Government National Mortgage Assoc.	3.500%		11/20/46	16,298		16,406,741
Government National Mortgage Assoc.	4.000%		TBA	59,266		60,682,826
Government National Mortgage Assoc.	4.000%		04/20/39	28		29,288
Government National Mortgage Assoc.	4.000%		07/20/39	475		490,369
Government National Mortgage Assoc.	4.000%		10/20/40	509		526,143
Government National Mortgage Assoc.	4.000%		12/20/40	3,040		3,140,259
Government National Mortgage Assoc.	4.000%		01/20/41	86		88,544
Government National Mortgage Assoc.	4.000%		03/15/41	391		403,313
Government National Mortgage Assoc.	4.000%		10/20/46	97		99,846
Government National Mortgage Assoc.	4.294%	(cc)	04/20/62	877		882,320
Government National Mortgage Assoc.	4.409%	(cc)	05/20/63	1,125		1,142,212
Government National Mortgage Assoc.	4.477%	(cc)	12/20/64	788		796,943
Government National Mortgage Assoc.	4.500%		TBA	23,402		24,215,128

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.	4.500%		TBA	10,000	$10,347,461
Government National Mortgage Assoc.	4.500%		12/20/39	38	39,994
Government National Mortgage Assoc.	4.500%		01/20/40	47	49,776
Government National Mortgage Assoc.	4.500%		02/20/40	37	39,143
Government National Mortgage Assoc.	4.500%		05/20/40	330	345,983
Government National Mortgage Assoc.	4.500%		07/20/40	16	16,659
Government National Mortgage Assoc.	4.500%		09/20/40	17	18,208
Government National Mortgage Assoc.	4.500%		10/20/40	27	28,491
Government National Mortgage Assoc.	4.500%		07/20/41	171	177,044
Government National Mortgage Assoc.	4.500%		02/20/42	722	757,307
Government National Mortgage Assoc.	4.500%		03/15/47	174	182,243
Government National Mortgage Assoc.	4.500%		04/15/47	273	285,159
Government National Mortgage Assoc.	4.500%		04/15/47	182	190,180
Government National Mortgage Assoc.	4.500%		05/15/47	162	169,360
Government National Mortgage Assoc.	4.500%		09/20/48	927	968,218
Government National Mortgage Assoc.	4.504%	(cc)	06/20/62	2,086	2,100,828
Government National Mortgage Assoc.	4.504%	(cc)	05/20/63	1,114	1,132,478
Government National Mortgage Assoc.	4.510%	(cc)	09/20/62	865	873,425
Government National Mortgage Assoc.	4.527%	(cc)	10/20/64	1,330	1,365,398
Government National Mortgage Assoc.	4.530%	(cc)	01/20/63	169	170,929
Government National Mortgage Assoc.	4.581%	(cc)	12/20/64	4,812	5,059,591
Government National Mortgage Assoc.	4.592%	(cc)	02/20/64	2,768	2,873,362
Government National Mortgage Assoc.	4.655%	(cc)	04/20/62	1,784	1,795,885
Government National Mortgage Assoc.	4.662%	(cc)	08/20/64	3,602	3,794,666
Government National Mortgage Assoc.	4.689%	(cc)	05/20/65	1,202	1,262,956
Government National Mortgage Assoc.	4.700%	(cc)	05/20/61	29	29,402
Government National Mortgage Assoc.	5.000%		04/15/38	142	151,008
Government National Mortgage Assoc.	5.000%		08/15/38	190	200,850
Government National Mortgage Assoc.	5.000%		10/15/38	647	685,512
Government National Mortgage Assoc.	5.000%		10/15/38	13	13,885
Government National Mortgage Assoc.	5.000%		12/15/38	269	285,105
Government National Mortgage Assoc.	5.000%		01/15/39	78	83,166
Government National Mortgage Assoc.	5.000%		02/15/39	691	731,862
Government National Mortgage Assoc.	5.000%		02/15/39	199	210,413
Government National Mortgage Assoc.	5.000%		02/15/39	178	189,105
Government National Mortgage Assoc.	5.000%		02/15/39	152	160,780
Government National Mortgage Assoc.	5.000%		03/15/39	1,012	1,072,557
Government National Mortgage Assoc.	5.000%		04/15/39	240	254,696
Government National Mortgage Assoc.	5.000%		04/15/39	232	245,965
Government National Mortgage Assoc.	5.000%		05/15/39	715	758,216
Government National Mortgage Assoc.	5.000%		05/15/39	184	195,298
Government National Mortgage Assoc.	5.000%		11/15/39	425	450,119
Government National Mortgage Assoc.	5.000%		09/15/40	878	930,213
Government National Mortgage Assoc.	6.000%		05/15/37	7	7,731
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.717%	3.306%	(c)	05/20/66	914	924,075
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.250%		09/15/65	5,935	6,752,641
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.625%		09/15/60	1,030	1,249,180
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.875%		01/15/48	1,690	2,072,880
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250%		09/15/39	1,990	2,492,214

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,055,304,234)					1,044,873,994

U.S. TREASURY OBLIGATIONS — 13.5%
U.S. Treasury Bonds	2.875%		05/15/43	6,392	6,239,940
U.S. Treasury Bonds	2.875%		11/15/46	1,725	1,677,226
U.S. Treasury Bonds	3.000%		02/15/47	1,144	1,140,783

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds(h)	3.000%	08/15/48	9,370	$9,325,712
U.S. Treasury Bonds	3.125%	02/15/43	6,289	6,415,026
U.S. Treasury Bonds	3.125%	05/15/48	7,935	8,085,641
U.S. Treasury Bonds	3.375%	11/15/48	4,015	4,293,541
U.S. Treasury Bonds	3.625%	08/15/43	6,002	6,643,698
U.S. Treasury Bonds	3.750%	11/15/43	6,370	7,194,368
U.S. Treasury Bonds	4.250%	05/15/39	1,657	1,998,950
U.S. Treasury Bonds	4.375%	11/15/39	1,615	1,980,015
U.S. Treasury Bonds	4.500%	08/15/39	1,609	2,005,091
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250%	01/15/25	26,472	25,348,821
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/45	4,773	4,267,307
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875%	02/15/47	29,682	27,245,518
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000%	02/15/46	60,201	57,068,966
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/25	9,203	9,950,239
U.S. Treasury Notes(v)	1.000%	10/15/19	16,126	15,922,535
U.S. Treasury Notes(v)	1.125%	06/30/21	11,288	10,925,108
U.S. Treasury Notes	1.250%	05/31/19	9,120	9,073,331
U.S. Treasury Notes(v)	1.250%	08/31/19	16,126	15,980,489
U.S. Treasury Notes(v)	1.625%	06/30/20	10,079	9,942,776
U.S. Treasury Notes(v)	1.625%	07/31/20	10,079	9,936,083
U.S. Treasury Notes(v)	1.625%	10/31/23	8,869	8,512,508
U.S. Treasury Notes	1.875%	12/31/19	7,155	7,103,014
U.S. Treasury Notes(v)	1.875%	04/30/22	11,288	11,071,941
U.S. Treasury Notes(h)(v)	2.000%	04/30/24	9,676	9,420,493
U.S. Treasury Notes(h)(v)	2.000%	05/31/24	9,676	9,414,446
U.S. Treasury Notes	2.000%	08/15/25	4,032	3,887,100
U.S. Treasury Notes	2.000%	11/15/26	6,674	6,370,802
U.S. Treasury Notes(v)	2.125%	09/30/21	11,288	11,180,852
U.S. Treasury Notes(v)	2.250%	07/31/21	11,288	11,225,387
U.S. Treasury Notes(v)	2.250%	01/31/24	8,869	8,753,634
U.S. Treasury Notes	2.250%	11/15/25	4,032	3,943,013
U.S. Treasury Notes	2.250%	02/15/27	6,534	6,344,616
U.S. Treasury Notes(v)	2.625%	08/31/20	20,095	20,121,689
U.S. Treasury Notes(v)	2.625%	05/15/21	18,910	18,970,571
U.S. Treasury Notes	2.625%	12/31/23	18,645	18,742,595
U.S. Treasury Notes	2.625%	12/31/25	11,320	11,346,531
U.S. Treasury Notes(v)	2.750%	08/31/23	21,325	21,564,073
U.S. Treasury Notes(h)(v)	2.750%	08/31/25	9,335	9,426,162
U.S. Treasury Notes	2.875%	08/15/28	25,185	25,574,581
U.S. Treasury Notes	3.125%	11/15/28	275	285,248

TOTAL U.S. TREASURY OBLIGATIONS (cost $476,220,149)				475,920,420

			Shares

COMMON STOCKS — 0.1%
Energy Equipment & Services — 0.0%
Bristow Group, Inc.*			3,520	8,554
Liberty Oilfield Services, Inc. (Class A Stock)(a)			21,888	283,450
Weatherford International PLC*			13,361	7,469

				299,473

Holding Companies-Diversified — 0.0%
Leisure Acquisition Corp., UTS*			11,112	112,787
Platinum Eagle Acquisition Corp., UTS*			3,549	37,052
Pure Acquisition Corp.*			7,304	71,871
Pure Acquisition Corp., UTS*			6,974	72,530

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Holding Companies-Diversified (continued)
Sentinel Energy Services, Inc., UTS*(a)	83,960	$864,788

		1,159,028

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp.*(a)	28,759	195,274
Golden Entertainment, Inc.*	6,013	96,328
Scientific Games Corp.*(a)	3,530	63,116

		354,718

Household Durables — 0.0%
William Lyon Homes (Class A Stock)*	8,311	88,845

Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp.*(a)	8,389	192,024

IT Services — 0.0%
Everi Holdings, Inc.*	9,495	48,899

Media — 0.0%
Altice USA, Inc. (Class A Stock)(a)	26,710	441,249

Oil, Gas & Consumable Fuels — 0.1%
Diamondback Energy, Inc.	4,777	442,790
Sunoco LP, MLP	26,995	733,994

		1,176,784

TOTAL COMMON STOCKS (cost $4,538,230)		3,761,020

TOTAL LONG-TERM INVESTMENTS (cost $3,801,917,468)		3,730,554,730

SHORT-TERM INVESTMENTS — 7.8%

AFFILIATED MUTUAL FUNDS — 1.8%
PGIM Core Ultra Short Bond Fund(w)	32,495,475	32,495,475
PGIM Institutional Money Market Fund (cost $29,270,326; includes $29,193,389 of cash collateral for securities on loan)(b)(w)	29,270,498	29,267,571

TOTAL AFFILIATED MUTUAL FUNDS (cost $61,765,801)		61,763,046

	Principal Amount (000)#

BORROWED BOND AGREEMENTS — 0.1%
Bank of America, 2.850%, dated 12/31/18, open, due in the amount of $96,188	96	96,188
Barclays Capital Group, 1.850%, dated 12/14/18, open, due in the amount of $64,015	64	64,015
Barclays Capital Group, 1.850%, dated 12/14/18, open, due in the amount of $426,875	427	426,875
Citigroup Global Markets, (12.500)%, dated 12/07/18, open, due in the amount of $12,900	13	12,900
Citigroup Global Markets, 0.750%, dated 11/15/18, open, due in the amount of $415,250	415	415,250

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

BORROWED BOND AGREEMENTS (continued)			Principal Amount (000)#		Value
Citigroup Global Markets, 1.500%, dated 11/15/18, open, due in the amount of $56,238				56	$56,238
RBC Capital Markets, LLC, 0.800%, dated 12/07/18, open, due in the amount of $92,020				92	92,020
RBC Capital Markets, LLC, 1.000%, dated 12/13/18, open, due in the amount of $60,915				61	60,915
RBC Capital Markets, LLC, 1.350%, dated 12/13/18, open, due in the amount of $457,600				458	457,600
RBC Capital Markets, LLC, 1.850%, dated 12/13/18, open, due in the amount of $66,185				66	66,185
RBC Capital Markets, LLC, 1.850%, dated 12/04/18, open, due in the amount of $447,190				447	447,190
RBC Capital Markets, LLC, 1.900%, dated 12/13/18, open, due in the amount of $60,605				61	60,605
RBC Capital Markets, LLC, 1.900%, dated 12/18/18, open, due in the amount of $172,320				172	172,320

TOTAL BORROWED BOND AGREEMENTS (cost $2,428,301)					2,428,301

	Interest Rate	Maturity Date

COMMERCIAL PAPER(n) — 0.1%
AT&T, Inc.	2.965%	03/07/19		2,850	2,833,980
General Motors Financial Co., Inc.	3.689%	03/27/19		2,160	2,143,617

TOTAL COMMERCIAL PAPER (cost $4,976,462)					4,977,597

FOREIGN TREASURY OBLIGATION(n) — 2.0%
Japan Treasury Discount Bills (Japan) (cost $68,129,248)	0.282%	01/21/19	JPY	7,667,100	69,956,857

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 1.0%
Federal Home Loan Bank	2.100%	01/04/19		12,885	12,883,299
Federal National Mortgage Assoc.	2.280%	01/03/19		22,905	22,903,488

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $35,787,046)					35,786,787

U.S. TREASURY OBLIGATIONS(n) — 2.7%
U.S. Treasury Bills	2.250%	04/25/19		73,215	72,662,009
U.S. Treasury Bills	2.285%	03/14/19		300	298,590
U.S. Treasury Bills	2.292%	03/14/19		7,195	7,161,174
U.S. Treasury Bills	2.336%	04/25/19		1,925	1,910,461
U.S. Treasury Bills	2.369%	04/25/19		1,810	1,796,329
U.S. Treasury Bills	2.378%	07/18/19		880	868,088
U.S. Treasury Bills	2.378%	04/25/19		4,700	4,664,501
U.S. Treasury Bills	2.404%	04/25/19		4,370	4,336,994
U.S. Treasury Bills	2.607%	12/05/19		1,000	976,328

TOTAL U.S. TREASURY OBLIGATIONS (cost $94,720,685)					94,674,474

OPTIONS PURCHASED~* — 0.1% (cost $4,010,541)					4,269,638

TOTAL SHORT-TERM INVESTMENTS (cost $271,818,084)					273,856,700

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT, BORROWED BONDS AND OPTIONS WRITTEN — 113.8%

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(cost $4,073,735,552)				4,004,411,430

SECURITIES SOLD SHORT

BORROWED BONDS(f) — (0.1)%
Chesapeake Energy Corp.	8.000%	06/15/27	62	(52,080)
Everi Payments, Inc.	7.500%	12/15/25	55	(52,044)
Southwestern Energy Co.	6.200%	01/23/25	502	(448,662)
Southwestern Energy Co.	7.500%	04/01/26	62	(58,590)
Southwestern Energy Co.	7.750%	10/01/27	440	(418,000)
Transocean, Inc.	5.800%	10/15/22	440	(387,200)
Transocean, Inc.	7.500%	01/15/26	62	(54,405)
Transocean, Inc.	9.000%	07/15/23	62	(61,690)
U.S. Treasury Bonds	3.375%	11/15/48	90	(96,244)
Vine Oil & Gas LP Vine Oil & Gas Finance Corp.	8.750%	04/15/23	500	(395,000)
Weatherford International Ltd.	7.750%	06/15/21	122	(91,500)
Xerox Corp.	3.625%	03/15/23	192	(172,733)

TOTAL BORROWED BONDS (proceeds received $2,579,533)				(2,288,148)

OPTIONS WRITTEN~* — (0.0)% (premiums received $1,288,351)				(1,658,637)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT, BORROWED BONDS AND OPTIONS WRITTEN — 113.7% (cost $4,069,867,668)				4,000,464,645
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (13.7)%				(482,831,975)

NET ASSETS — 100.0%				$3,517,632,670

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $45,021,998 and 1.3% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,608,522; cash collateral of $29,193,389 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Represents collateral for Borrowed Bond Agreements.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(r)	Principal amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal Home Loan Mortgage Corp.	3.500%	TBA	01/17/19	(794)	$(804,034)
Federal Home Loan Mortgage Corp.	3.500%	TBA	01/14/19	(12,313)	(12,305,576)
Federal Home Loan Mortgage Corp.	5.500%	TBA	01/14/19	(7,170)	(7,571,906)
Federal National Mortgage Assoc.	2.000%	TBA	01/17/19	(3,599)	(3,444,426)
Federal National Mortgage Assoc.	2.500%	TBA	01/17/19	(201)	(196,586)
Federal National Mortgage Assoc.	3.000%	TBA	01/14/19	(4,585)	(4,468,987)
Federal National Mortgage Assoc.	3.500%	TBA	01/14/19	(4,275)	(4,274,249)
Federal National Mortgage Assoc.	3.500%	TBA	01/17/19	(4,966)	(5,025,650)
Federal National Mortgage Assoc.	3.500%	TBA	02/13/19	(43,667)	(43,626,720)
Federal National Mortgage Assoc.	4.000%	TBA	01/17/19	(9,014)	(9,226,674)
Federal National Mortgage Assoc.	4.000%	TBA	01/14/19	(42,772)	(43,600,707)
Federal National Mortgage Assoc.	4.500%	TBA	01/14/19	(16,867)	(17,465,581)
Federal National Mortgage Assoc.	6.000%	TBA	01/14/19	(7,642)	(8,206,888)
Government National Mortgage Assoc.	3.000%	TBA	01/23/19	(2,368)	(2,331,844)
Government National Mortgage Assoc.	3.500%	TBA	01/23/19	(2,093)	(2,105,804)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $162,975,359)					$(164,655,632)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International	01/10/19	3.92	—	820	$4,676
Currency Option USD vs JPY	Call	Deutsche Bank AG	04/03/19	112.00	—	14,354	75,461
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/07/19	3.60	—	2,500	—
Currency Option USD vs BRL	Put	Goldman Sachs International	01/08/19	3.60	—	1,140	64
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International	01/10/19	3.74	—	820	641
Currency Option USD vs BRL	Put	Deutsche Bank AG	02/07/19	3.50	—	1,813	13
Currency Option USD vs BRL	Put	Goldman Sachs International	02/07/19	3.90	—	820	17,135
Currency Option USD vs JPY	Put	Deutsche Bank AG	04/03/19	112.00	—	14,354	493,575
Currency Option USD vs KRW	Put	HSBC Bank PLC	01/31/19	1,110.00	—	999	8,638
Currency Option USD vs KRW	Put	HSBC Bank PLC	02/07/19	1,115.00	—	820	9,934
Currency Option USD vs ZAR	Put	JPMorgan Chase Bank	02/21/19	13.50	—	717	3,097

Total OTC Traded (cost $796,313)							$613,234

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 04/26/29	Call	Citibank, N.A.	04/24/19	2.75%	2.75%(S)	3 Month LIBOR(Q)	11,340	$162,601

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 04/30/29	Call	Citibank, N.A.	04/26/19	2.75%	2.75%(S)	3 Month LIBOR(Q)	2,680	$38,428
10- Year Interest Rate Swap, 06/12/29	Call	Barclays Bank PLC	06/10/19	2.70%	2.70%(S)	3 Month LIBOR(Q)	5,730	83,510
10- Year Interest Rate Swap, 04/29/48	Call	JPMorgan Chase Bank	04/27/38	3.04%	3.04%(S)	3 Month LIBOR(Q)	29,940	1,707,602
10- Year Interest Rate Swap, 04/29/48	Call	JPMorgan Chase Bank	04/27/38	3.04%	3.04%(S)	3 Month LIBOR(Q)	2,445	139,448
10- Year Interest Rate Swap, 04/26/29	Put	Citibank, N.A.	04/24/19	3.77%	3 Month LIBOR(Q)	3.77%(S)	7,010	1,424
10- Year Interest Rate Swap, 04/29/48	Put	JPMorgan Chase Bank	04/27/38	3.04%	3 Month LIBOR(Q)	3.04%(S)	29,940	1,408,378
10- Year Interest Rate Swap, 04/29/48	Put	JPMorgan Chase Bank	04/27/38	3.04%	3 Month LIBOR(Q)	3.04%(S)	2,445	115,013

Total OTC Swaptions (cost $3,214,228)								$3,656,404

Total Options Purchased (cost $4,010,541)								$4,269,638

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International	01/10/19	3.90	—	820	$(6,115)
Currency Option USD vs JPY	Call	Morgan Stanley & Co. International	04/03/19	112.00	—	14,354	(75,461)
Currency Option USD vs KRW	Call	JPMorgan Chase Bank	02/07/19	1,140.00	—	410	(1,376)
Currency Option USD vs MXN	Call	Citibank, N.A.	01/11/19	20.90	—	820	(172)
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International	01/10/19	3.60	—	820	(72)
Currency Option USD vs BRL	Put	Goldman Sachs International	02/07/19	3.75	—	1,230	(7,102)
Currency Option USD vs JPY	Put	Morgan Stanley & Co. International	04/03/19	112.00	—	14,354	(493,575)
Currency Option USD vs KRW	Put	HSBC Bank PLC	02/07/19	1,085.00	—	820	(2,191)
Currency Option USD vs KRW	Put	JPMorgan Chase Bank	02/07/19	1,085.00	—	410	(1,095)

Total OTC Traded (premiums received $565,405)							$(587,159)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 10/20/22	Call	Citibank, N.A.	10/16/20	2.75%	3 Month LIBOR(Q)	2.75%(S)	88,705	$(964,417)
2- Year Interest Rate Swap, 10/20/22	Put	Citibank, N.A.	10/16/20	3.75%	3.75%(S)	3 Month LIBOR(Q)	88,705	(107,061)

Total OTC Swaptions (premiums received $722,946)								$(1,071,478)

Total Options Written (premiums received $1,288,351)								$(1,658,637)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
795	2 Year U.S. Treasury Notes	Mar. 2019	$168,788,438	$1,081,296
1,861	5 Year U.S. Treasury Notes	Mar. 2019	213,433,438	2,893,649
331	10 Year U.S. Ultra Treasury Notes	Mar. 2019	43,055,859	1,028,922
533	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	85,629,781	4,199,079

				9,202,946

Short Positions:
650	90 Day Euro Dollar	Dec. 2020	158,486,250	(658,125)
192	10 Year Euro-Bund	Mar. 2019	35,976,214	(201,263)
11	10 Year Japanese Bonds	Mar. 2019	15,302,952	(74,267)
866	10 Year U.S. Treasury Notes	Mar. 2019	105,665,531	(1,563,628)
71	20 Year U.S. Treasury Bonds	Mar. 2019	10,366,000	(111,891)
26	30 Year Euro Buxl	Mar. 2019	5,380,584	(7,778)
12	S&P 500 E-Mini Index	Mar. 2019	1,503,120	51,829

				(2,565,123)

				$6,637,823

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/16/19	BNP Paribas	ARS	4,479	$115,000	$116,143	$1,143	$—
Expiring 01/16/19	Citibank, N.A.	ARS	6,343	165,000	164,458	—	(542)
Expiring 01/16/19	Citibank, N.A.	ARS	4,248	110,000	110,152	152	—
Expiring 01/16/19	Citibank, N.A.	ARS	2,192	55,000	56,830	1,830	—
Expiring 01/16/19	Deutsche Bank AG	ARS	8,787	220,000	227,834	7,834	—
Expiring 01/16/19	Deutsche Bank AG	ARS	2,195	55,000	56,902	1,902	—
Expiring 01/16/19	Natwest Markets PLC	ARS	2,196	55,000	56,944	1,944	—
Expiring 03/07/19	BNP Paribas	ARS	2,196	52,092	53,514	1,422	—
Expiring 03/11/19	BNP Paribas	ARS	6,831	164,000	165,697	1,697	—
Brazilian Real,
Expiring 01/03/19	Citibank, N.A.	BRL	9,143	2,354,100	2,358,715	4,615	—
Expiring 01/03/19	Citibank, N.A.	BRL	796	204,900	205,302	402	—
Expiring 01/03/19	Goldman Sachs International	BRL	1,055	271,825	272,144	319	—
Expiring 01/03/19	Goldman Sachs International	BRL	785	204,900	202,498	—	(2,402)
Expiring 02/04/19	Goldman Sachs International	BRL	4,535	1,171,896	1,167,542	—	(4,354)
Expiring 02/04/19	Goldman Sachs International	BRL	1,586	409,800	408,277	—	(1,523)

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued):
Expiring 02/04/19	Goldman Sachs International	BRL	1,052	$271,825	$270,815	$—	$(1,010)
British Pound,
Expiring 03/20/19	Barclays Bank PLC	GBP	8,864	11,255,765	11,341,787	86,022	—
Canadian Dollar,
Expiring 03/20/19	The Toronto-Dominion Bank	CAD	5,865	4,305,000	4,304,214	—	(786)
Chilean Peso,
Expiring 01/16/19	BNP Paribas	CLP	274,846	410,000	396,229	—	(13,771)
Expiring 01/16/19	BNP Paribas	CLP	274,846	410,000	396,229	—	(13,771)
Expiring 01/16/19	Deutsche Bank AG	CLP	440,281	658,000	634,728	—	(23,272)
Colombian Peso,
Expiring 01/11/19	BNP Paribas	COP	869,275	275,000	267,517	—	(7,483)
Expiring 01/16/19	Goldman Sachs International	COP	877,968	275,000	270,119	—	(4,881)
Euro,
Expiring 12/13/19	JPMorgan Chase Bank	EUR	5,860	7,169,827	6,920,288	—	(249,539)
Expiring 02/25/20	JPMorgan Chase Bank	EUR	5,860	7,221,542	6,963,980	—	(257,562)
Indonesian Rupiah,
Expiring 01/18/19	Barclays Bank PLC	IDR	23,061,285	1,497,000	1,600,533	103,533	—
Japanese Yen,
Expiring 03/16/20	JPMorgan Chase Bank	JPY	780,270	7,230,078	7,391,805	161,727	—
Mexican Peso,
Expiring 01/16/19	Goldman Sachs International	MXN	5,456	271,825	276,897	5,072	—
Russian Ruble,
Expiring 01/16/19	Bank of America, N.A.	RUB	37,218	560,000	532,867	—	(27,133)
South African Rand,
Expiring 01/10/19	BNP Paribas	ZAR	5,774	409,800	400,788	—	(9,012)
Expiring 01/16/19	HSBC Bank PLC	ZAR	7,977	560,000	553,314	—	(6,686)
Expiring 01/16/19	UBS AG	ZAR	15,667	1,110,000	1,086,677	—	(23,323)
South Korean Won,
Expiring 02/07/19	Bank of America, N.A.	KRW	912,906	820,000	819,195	—	(805)

				$50,319,175	$50,050,934	379,614	(647,855)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/16/19	Goldman Sachs International	ARS	1,201	$30,000	$31,138	$—	$(1,138)
Expiring 01/16/19	HSBC Bank PLC	ARS	6,257	162,000	162,245	—	(245)
Expiring 02/11/19	BNP Paribas	ARS	3,224	80,000	80,778	—	(778)
Expiring 02/11/19	JPMorgan Chase Bank	ARS	3,224	80,000	80,778	—	(778)
Brazilian Real,
Expiring 01/03/19	Goldman Sachs International	BRL	4,631	1,182,204	1,194,571	—	(12,367)
Expiring 01/03/19	Goldman Sachs International	BRL	4,527	1,171,896	1,167,709	4,187	—
Expiring 01/03/19	Goldman Sachs International	BRL	1,583	409,800	408,336	1,464	—
Expiring 01/03/19	Goldman Sachs International	BRL	1,050	271,825	270,854	971	—
Expiring 01/16/19	Deutsche Bank AG	BRL	505	130,000	130,118	—	(118)
British Pound,
Expiring 03/20/19	Morgan Stanley & Co. International	GBP	8,864	11,237,602	11,341,787	—	(104,185)
Chilean Peso,
Expiring 01/16/19	BNP Paribas	CLP	385,320	558,921	555,494	3,427	—
Expiring 01/16/19	BNP Paribas	CLP	66,418	99,079	95,751	3,328	—

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Colombian Peso,
Expiring 01/11/19	Natwest Markets PLC	COP	882,888	$275,000	$271,706	$3,294	$—
Euro,
Expiring 01/16/19	Goldman Sachs International	EUR	277	316,539	317,721	—	(1,182)
Expiring 12/13/19	Deutsche Bank AG	EUR	5,860	7,600,420	6,920,287	680,133	—
Expiring 02/25/20	Deutsche Bank AG	EUR	5,860	7,649,644	6,963,979	685,665	—
Indonesian Rupiah,
Expiring 01/16/19	BNP Paribas	IDR	18,219,447	1,258,832	1,264,771	—	(5,939)
Expiring 01/18/19	JPMorgan Chase Bank	IDR	22,076,259	1,497,000	1,532,169	—	(35,169)
Japanese Yen,
Expiring 01/22/19	JPMorgan Chase Bank	JPY	7,672,251	68,759,780	70,125,587	—	(1,365,807)
Expiring 02/05/19	Bank of America, N.A.	JPY	423,483	3,737,248	3,874,941	—	(137,693)
Expiring 02/05/19	Citibank, N.A.	JPY	44,738	396,400	409,360	—	(12,960)
Expiring 02/05/19	Deutsche Bank AG	JPY	423,483	3,759,050	3,874,941	—	(115,891)
Expiring 02/05/19	Deutsche Bank AG	JPY	423,483	3,751,640	3,874,941	—	(123,301)
Expiring 03/16/20	HSBC Bank PLC	JPY	780,270	7,788,680	7,391,804	396,876	—
Mexican Peso,
Expiring 01/16/19	Citibank, N.A.	MXN	22,349	1,110,000	1,134,186	—	(24,186)
Expiring 01/16/19	JPMorgan Chase Bank	MXN	11,059	543,650	561,208	—	(17,558)
Expiring 01/16/19	JPMorgan Chase Bank	MXN	11,059	543,650	561,208	—	(17,558)
Expiring 01/23/19	Citibank, N.A.	MXN	53,690	2,654,924	2,721,503	—	(66,579)
Expiring 01/23/19	Citibank, N.A.	MXN	46,470	2,318,862	2,355,527	—	(36,665)
Expiring 02/05/19	Goldman Sachs International	MXN	20,000	979,955	1,011,741	—	(31,786)
Expiring 02/05/19	Standard Chartered Bank	MXN	26,609	1,318,585	1,346,071	—	(27,486)
Expiring 02/19/19	Bank of America, N.A.	MXN	321,935	15,720,634	16,253,871	—	(533,237)
New Taiwanese Dollar,
Expiring 01/03/19	BNP Paribas	TWD	25,308	820,000	823,619	—	(3,619)
Russian Ruble,
Expiring 01/16/19	Bank of America, N.A.	RUB	37,750	560,000	540,484	19,516	—
South African Rand,
Expiring 01/10/19	BNP Paribas	ZAR	5,829	409,800	404,643	5,157	—
Expiring 01/16/19	BNP Paribas	ZAR	24,015	1,670,000	1,665,749	4,251	—
Expiring 01/23/19	Bank of America, N.A.	ZAR	6,200	426,498	429,667	—	(3,169)
Expiring 01/23/19	Bank of America, N.A.	ZAR	3,080	211,966	213,447	—	(1,481)
South Korean Won,
Expiring 01/16/19	Citibank, N.A.	KRW	1,124,984	999,000	1,008,761	—	(9,761)
Expiring 02/07/19	Morgan Stanley & Co. International	KRW	905,936	820,000	812,941	7,059	—
Swiss Franc,
Expiring 01/16/19	Citibank, N.A.	CHF	113	114,784	115,513	—	(729)
Expiring 03/20/19	Citibank, N.A.	CHF	2,096	2,152,000	2,148,945	3,055	—

				$155,577,868	$156,450,850	1,818,383	(2,691,365)

						$2,197,997	$(3,339,220)

Cross currency exchange contract outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
03/20/19	Buy	CAD	2,434	EUR 1,550	$—	$(1,480)	BNP Paribas

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Settlement	Type	Notional Amount (000)		In Exchange for (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts (continued):
03/20/19	Buy	CAD	4,326	EUR 2,755	$—	$(3,177)	BNP Paribas

					$—	$(4,657)

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Beazer Homes USA, Inc.	06/20/20	5.000%(Q)	350	$(15,813)	$(31,840)	$16,027	Barclays Bank PLC
Frontier Communications Corp.	12/20/19	5.000%(Q)	179	20,834	18,892	1,942	JPMorgan Chase Bank
HCA, Inc.	06/20/20	5.000%(Q)	505	(34,290)	(42,967)	8,677	JPMorgan Chase Bank
HCA, Inc.	06/20/20	5.000%(Q)	150	(10,185)	(12,821)	2,636	JPMorgan Chase Bank
Republic of Brazil	12/20/23	1.000%(Q)	5,054	236,058	441,762	(205,704)	HSBC Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	1,740	81,275	151,763	(70,488)	Goldman Sachs International
Republic of Brazil	12/20/23	1.000%(Q)	915	42,740	40,617	2,123	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	915	42,740	40,617	2,123	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	540	25,233	24,913	320	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	458	22,408	18,735	3,673	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	458	22,408	18,833	3,575	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	458	21,393	20,527	866	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	458	21,393	20,134	1,259	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	458	21,393	20,134	1,259	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	458	21,383	21,210	173	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	457	22,361	18,694	3,667	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	457	22,359	19,477	2,882	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	457	21,347	20,090	1,257	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	457	21,347	20,090	1,257	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	457	21,347	20,090	1,257	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	457	21,347	20,482	865	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	313	14,621	14,363	258	Goldman Sachs International
Republic of Colombia	12/20/23	1.000%(Q)	469	11,916	8,151	3,765	BNP Paribas
Republic of Colombia	12/20/23	1.000%(Q)	449	11,413	8,835	2,578	Barclays Bank PLC
Republic of Colombia	12/20/23	1.000%(Q)	449	11,413	8,835	2,578	Barclays Bank PLC
Republic of Colombia	12/20/23	1.000%(Q)	448	11,388	8,816	2,572	Deutsche Bank AG
Republic of Colombia	12/20/23	1.000%(Q)	439	11,159	8,940	2,219	Citibank, N.A.
Republic of Colombia	12/20/23	1.000%(Q)	439	11,159	8,448	2,711	Citibank, N.A.
Republic of Colombia	12/20/23	1.000%(Q)	438	11,133	8,625	2,508	Citibank, N.A.
Republic of Colombia	12/20/23	1.000%(Q)	438	11,133	9,115	2,018	Citibank, N.A.
Republic of Colombia	12/20/23	1.000%(Q)	438	11,124	7,018	4,106	BNP Paribas
Republic of Colombia	12/20/23	1.000%(Q)	331	8,414	1,848	6,566	Citibank, N.A.
Republic of Colombia	12/20/23	1.000%(Q)	266	6,761	3,012	3,749	Bank of America, N.A.
Republic of Colombia	12/20/23	1.000%(Q)	140	3,558	2,692	866	Citibank, N.A.
Republic of Philippines	12/20/23	1.000%(Q)	3,178	(20,616)	(23,741)	3,125	BNP Paribas
Republic of Philippines	12/20/23	1.000%(Q)	207	(1,343)	(1,086)	(257)	Morgan Stanley & Co. International
Republic of Turkey	12/20/23	1.000%(Q)	157	17,226	18,127	(901)	Morgan Stanley & Co. International
United Mexican States	06/20/20	1.000%(Q)	1,765	(3,528)	15,519	(19,047)	JPMorgan Chase Bank
United Mexican States	09/20/20	1.000%(Q)	1,765	(3,217)	23,388	(26,605)	Bank of America, N.A.
United Mexican States	12/20/23	1.000%(Q)	1,500	36,836	33,329	3,507	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	1,080	26,522	8,258	18,264	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	905	22,224	7,316	14,908	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	785	19,277	6,529	12,748	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
United Mexican States	12/20/23	1.000%(Q)	630	$15,471	$4,817	$10,654	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	529	13,002	12,699	303	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	527	12,934	9,563	3,371	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	450	11,051	2,699	8,352	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	441	10,830	10,055	775	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	441	10,830	10,055	775	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	439	10,781	8,558	2,223	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	439	10,781	8,852	1,929	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	439	10,781	9,723	1,058	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	439	10,781	10,112	669	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	393	9,651	3,177	6,474	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	391	9,602	3,165	6,437	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	391	9,602	3,347	6,255	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	391	9,602	3,347	6,255	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	391	9,602	3,347	6,255	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	385	9,455	2,219	7,236	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	385	9,455	2,399	7,056	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	382	9,381	2,999	6,382	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	380	9,331	2,457	6,874	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	375	9,209	3,297	5,912	Morgan Stanley & Co. International
United Mexican States	12/20/23	1.000%(Q)	366	8,988	3,768	5,220	Deutsche Bank AG
United Mexican States	12/20/23	1.000%(Q)	365	8,963	3,757	5,206	Deutsche Bank AG
United Mexican States	12/20/23	1.000%(Q)	363	8,914	8,277	637	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	285	6,999	2,868	4,131	BNP Paribas
United Mexican States	12/20/23	1.000%(Q)	258	6,336	2,804	3,532	Morgan Stanley & Co. International

				$1,129,983	$1,194,130	$(64,147)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Beazer Homes USA, Inc.	06/20/23	5.000%(Q)	350	5.986%	$(12,196)	$29,259	$ (41,455)	Barclays Bank PLC
Beazer Homes USA, Inc.	06/20/23	5.000%(Q)	167	5.986%	(5,819)	7,442	(13,261)	Goldman Sachs International
Beazer Homes USA, Inc.	06/20/23	5.000%(Q)	100	5.986%	(3,491)	4,572	(8,063)	Goldman Sachs International
United Mexican States	06/20/20	1.000%(Q)	1,765	0.885%	3,528	(18,087)	21,615	Bank of America, N.A.
United Mexican States	09/20/20	1.000%(Q)	1,765	0.912%	3,217	(20,290)	23,507	JPMorgan Chase Bank

					$(14,761)	$2,896	$ (17,657)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)	2,340	$(154,665)	$(81,097)	$73,568

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.31.V1	12/20/23	5.000%(Q)	10,780	4.020%	$111,693	$232,845	$121,152

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.6.AAA	05/11/63	0.500%(M)	1,491	$(9,241)	$464	$(9,705)	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%(M)	1,296	(8,033)	(976)	(7,057)	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%(M)	926	(5,738)	186	(5,924)	Deutsche Bank AG
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	32,149	19,354	12,795	JPMorgan Chase Bank
CMBX.NA.9.A	09/17/58	2.000%(M)	500	20,095	9,238	10,857	Credit Suisse International
CMBX.NA.9.A	09/17/58	2.000%(M)	321	12,901	5,490	7,411	Credit Suisse International
CMBX.NA.9.A	09/17/58	2.000%(M)	290	11,655	5,871	5,784	Citibank, N.A.
CMBX.NA.9.A	09/17/58	2.000%(M)	290	11,655	5,513	6,142	Credit Suisse International
CMBX.NA.9.A	09/17/58	2.000%(M)	150	6,029	3,035	2,994	Goldman Sachs International
CMBX.NA.9.AAA	09/17/58	0.500%(M)	930	3,394	11,466	(8,072)	Credit Suisse International
CMBX.NA.9.AAA	09/17/58	0.500%(M)	750	2,737	9,380	(6,643)	Deutsche Bank AG
CMBX.NA.9.AAA	09/17/58	0.500%(M)	630	2,299	7,767	(5,468)	Morgan Stanley & Co. International
CMBX.NA.9.AAA	09/17/58	0.500%(M)	530	1,934	6,534	(4,600)	Morgan Stanley & Co. International
CMBX.NA.9.AAA	09/17/58	0.500%(M)	340	1,241	4,602	(3,361)	Morgan Stanley & Co. International

				$83,077	$87,924	$(4,847)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	*	$(32,149)	$(16,565)	$(15,584)	Credit Suisse International
CMBX.NA.7.AAA	01/17/47	0.500%(M)	5,000	*	28,209	(167,075)	195,284	Morgan Stanley & Co. International
CMBX.NA.8.A	10/17/57	2.000%(M)	390	*	(14,430)	(22,382)	7,952	Goldman Sachs International
CMBX.NA.8.A	10/17/57	2.000%(M)	160	*	(5,920)	(16,825)	10,905	Goldman Sachs International
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	716	*	(86,531)	(64,300)	(22,231)	Credit Suisse International
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	530	*	(64,053)	(58,267)	(5,786)	Deutsche Bank AG
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	189	*	(22,842)	(23,258)	416	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received))	Unrealized Appreciation (Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2) (continued):
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	170	*	$(20,545)	$(21,727)	$1,182	Morgan Stanley &Co. International
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	74	*	(8,943)	(9,241)	298	Morgan Stanley &Co. International
CBMX.NA.9.BBB-	09/17/58	3.000%(M)	63	*	(7,210)	(7,761)	551	Morgan Stanley &Co. International
CMBX.NA.10.A	11/17/59	2.000%(M)	760	*	(32,100)	(34,891)	2,791	Deutsche Bank AG
CMBX.NA.10.A	11/17/59	2.000%(M)	380	*	(16,050)	(17,736)	1,686	Deutsche Bank AG
CMBX.NA.10.BBB-	11/17/59	3.000%(M)	25	*	(2,863)	(2,259)	(604)	JPMorgan Chase Bank

					$(285,427)	$(462,287)	$176,860

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Currency swap agreement outstanding at December 31, 2018:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
306	3 Month LIBOR(Q)	TRY	1,637	16.770%(A)	JPMorgan Chase Bank	06/19/24	$(12,038)	$—	$(12,038)

Inflation swap agreement outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
GBP	7,345	11/15/28	3.570%(T)	U.K. Retail Price Index(2)(T)	$(3,746)	$19,375	$23,121

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	96,883	11/09/21	0.380%(A)	6 Month EURIBOR(2)(S)	$(4,829)	$342,012	$346,841
EUR	96,883	11/09/21	0.375%(A)	6 Month EURIBOR(2)(S)	(1,356)	336,425	337,781
EUR	81,404	11/16/21	0.322%(A)	6 Month EURIBOR(2)(S)	—	227,973	227,973
EUR	48,640	12/14/21	0.242%(A)	6 Month EURIBOR(2)(S)	1,473	77,629	76,156
EUR	21,480	02/15/28	0.815%(A)	6 Month EURIBOR(2)(S)	—	155,939	155,939
GBP	175,919	11/09/21	1.550%(S)	6 Month GBP LIBOR(1)(S)	150,025	(349,110)	(499,135)
GBP	89,244	11/16/21	1.425%(S)	6 Month GBP LIBOR(1)(S)	—	(100,217)	(100,217)
GBP	29,541	12/10/21	1.335%(S)	6 Month GBP LIBOR(1)(S)	(709)	2,094	2,803
GBP	44,617	11/08/22	1.660%(S)	6 Month GBP LIBOR(1)(S)	3,848	(137,053)	(140,901)
GBP	38,094	11/08/22	1.670%(S)	6 Month GBP LIBOR(1)(S)	8,688	(121,706)	(130,394)
GBP	45,050	11/15/22	1.543%(S)	6 Month GBP LIBOR(1)(S)	—	(72,663)	(72,663)
GBP	9,713	11/21/28	1.583%(S)	6 Month GBP LIBOR(1)(S)	2,045	(184,464)	(186,509)
MXN	172,790	01/28/19	7.361%(M)	28 Day Mexican Interbank Rate(1)(M)	—	8,386	8,386
MXN	119,709	10/07/20	8.206%(M)	28 Day Mexican Interbank Rate(2)(M)	(16)	(39,778)	(39,762)
MXN	58,830	10/07/20	8.205%(M)	28 Day Mexican Interbank Rate(2)(M)	(8)	(21,650)	(21,642)
MXN	28,435	10/14/22	7.105%(M)	28 Day Mexican Interbank Rate(1)(M)	(35)	70,128	70,163

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	21,573	10/14/22	7.110%(M)	28 Day Mexican Interbank Rate(1)(M)	$(26)	$53,022	$53,048
MXN	18,660	07/17/25	6.320%(M)	28 Day Mexican Interbank Rate(2)(M)	111	(114,513)	(114,624)
	620	08/25/25	2.131%(S)	3 Month LIBOR(2)(Q)	—	(15,870)	(15,870)
	437	09/11/25	2.272%(S)	3 Month LIBOR(1)(Q)	—	7,252	7,252
	447	12/24/28	2.855%(S)	3 Month LIBOR(1)(Q)	—	(4,687)	(4,687)
	1,620	04/26/29	3.264%(S)	3 Month LIBOR(1)(Q)	—	(84,076)	(84,076)
	1,136	04/26/29	3.348%(S)	3 Month LIBOR(2)(Q)	—	60,430	60,430
	383	04/26/29	3.232%(S)	3 Month LIBOR(1)(Q)	—	(16,472)	(16,472)
	1,776	06/12/29	2.932%(S)	3 Month LIBOR(1)(Q)	—	(28,762)	(28,762)

					$159,211	$50,269	$(108,942)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	31,530	01/04/21	7.479%(T)	1 Day BROIS(2)(T)	$25,197	$—	$25,197	Bank of America, N.A.
BRL	15,756	01/04/21	7.420%(T)	1 Day BROIS(2)(T)	7,543	—	7,543	Credit Suisse International
BRL	9,039	01/04/21	7.460%(T)	1 Day BROIS(2)(T)	6,343	—	6,343	Bank of America, N.A.
BRL	6,735	01/04/21	7.430%(T)	1 Day BROIS(2)(T)	3,641	—	3,641	JPMorgan Chase Bank
BRL	18,020	01/02/23	8.531%(T)	1 Day BROIS(2)(T)	21,610	—	21,610	Citibank, N.A.
MXN	9,298	07/17/25	6.325%(M)	28 Day Mexican Interbank Rate(2)(M)	(56,706)	(48)	(56,658)	Citibank, N.A.
MXN	27,703	08/06/25	6.321%(M)	28 Day Mexican Interbank Rate(2)(M)	(170,902)	(140)	(170,762)	Goldman Sachs International
MXN	27,569	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	170,959	—	170,959	Bank of America, N.A.
MXN	27,569	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	170,959	—	170,959	Bank of America, N.A.
MXN	1,127	12/05/25	6.270%(M)	28 Day Mexican Interbank Rate(2)(M)	(7,396)	(34)	(7,362)	Bank of America, N.A.

					$171,248	$(222)	$171,470

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Bristow Group, Inc.(Q)	3 Month LIBOR minus 150 bps(Q)	BNP Paribas	11/19/19	(5)	$3,114	$—	$3,114
Bristow Group, Inc.(Q)	3 Month LIBOR minus 150 bps(Q)	BNP Paribas	11/19/19	(16)	9,885	—	9,885
Canadian Natural Resources Ltd.(Q)	3 Month LIBOR minus 45 bps(Q)	BNP Paribas	11/27/19	(87)	2,716	—	2,716
Charter Communications, Inc.(M)	10 bps(M) 1 Month LIBOR plus	BNP Paribas	08/06/19	(76)	9,999	—	9,999
Charter Communications, Inc.(M)	5 bps(M) 1 Month LIBOR plus	BNP Paribas	08/27/19	(132)	(103)	—	(103)
SPDR S&P Oil & Gas Exploration & Production ETF(M)	1 Month LIBOR minus 70 bps(M)	BNP Paribas	08/06/19	(105)	17,262	—	17,262
Superior Energy Services, Inc.(Q)	3 Month LIBOR plus 5 bps(Q)	BNP Paribas	02/07/19	(99)	60,016	—	60,016
Superior Energy Services, Inc.(Q)	3 Month LIBOR minus 75 bps(Q)	BNP Paribas	11/19/19	(6)	3,065	—	3,065
Superior Energy Services, Inc.(Q)	3 Month LIBOR minus 75 bps(Q)	BNP Paribas	11/19/19	(64)	31,458	—	31,458
Weatherford International PLC(M)	1 Month LIBOR plus 7.5 bps(M)	BNP Paribas	08/30/19	(13)	328	—	328

					$137,740	$—	$137,740

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,436,758	$(614,317)	$1,115,120	$(727,739)

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reverse Repurchase Agreements outstanding at December 31, 2018:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at December 31, 2018
Bank of America	3.200%	12/31/2018	$9,940,414	01/02/2019	$9,940,414
Bank of America	3.200%	12/31/2018	19,004,550	01/02/2019	19,004,550
Bank of America	3.200%	12/31/2018	15,964,740	01/02/2019	15,964,740
Bank of America	3.200%	12/31/2018	8,813,569	01/02/2019	8,813,569
Bank of America	3.200%	12/31/2018	11,316,220	01/02/2019	11,316,220
Bank of America	3.200%	12/31/2018	8,525,326	01/02/2019	8,525,326
Bank of America	3.200%	12/31/2018	9,266,167	01/02/2019	9,266,167
Bank of America	3.200%	12/31/2018	11,231,560	01/02/2019	11,231,560
Bank of America	3.200%	12/31/2018	10,003,407	01/02/2019	10,003,407
Bank of America	3.200%	12/31/2018	11,090,460	01/02/2019	11,090,460
Bank of America	3.200%	12/31/2018	10,907,030	01/02/2019	10,907,030
Bank of America	3.200%	12/31/2018	3,905,000	01/02/2019	3,905,000
Bank of America	3.200%	12/31/2018	16,045,370	01/02/2019	16,045,370
Bank of America	3.200%	12/31/2018	8,998,424	01/02/2019	8,998,424
Barclays Capital Group	3.180%	12/31/2018	21,724,844	01/02/2019	21,724,844
BNP Paribas	2.600%	12/17/2018	152,550	Open	152,550
BNP Paribas	3.120%	12/31/2018	20,295,950	01/02/2019	20,295,950
Goldman Sachs & Co. LLC	0.500%	11/27/2018	883,340	Open	883,340

			$198,068,921		$198,068,921

Open maturity date — Certain agreements have no stated maturity and can be terminated by either party at any time.

The aggregate value of Reverse Repurchase Agreements is $198,068,921. U.S. treasury securities and corporate bonds with a combined market value of $197,211,563 have been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2018.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/ or Foreign Currency	Securities Market Value
Bank of America	$4,043,137	$—
JPMorgan
Securities LLC	3,264,430	—
Morgan Stanley & Co. International	261,000	—

Total	$7,568,567	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$34,427,732	$—
Collateralized Loan Obligations	—	118,371,958	1,069,999
Consumer Loans	—	16,977,780	—
Credit Cards	—	4,571,388	—
Home Equity Loans	—	21,068,741	—
Manufactured Housing	—	3,117,372	—

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Other	$—	$36,361,188	$2,393,982
Residential Mortgage-Backed Securities	—	73,872,581	8,209,396
Student Loans	—	8,510,224	—
Bank Loans	—	14,594,760	31,304,883
Commercial Mortgage-Backed Securities	—	157,265,588	—
Convertible Bonds	—	4,986,900	—
Corporate Bonds	—	1,231,793,235	—
Municipal Bonds	—	145,706,642	—
Residential Mortgage-Backed Securities	—	160,396,872	2,043,738
Sovereign Bonds	—	128,954,337	—
U.S. Government Agency Obligations	—	1,080,660,781	—
U.S. Treasury Obligations	—	570,594,894	—
Common Stocks	3,761,020	—	—
Affiliated Mutual Funds	61,763,046	—	—
Borrowed Bond Agreements	—	2,428,301	—
Commercial Paper	—	4,977,597	—
Foreign Treasury Obligation	—	69,956,857	—
Options Purchased	—	4,269,638	—
Borrowed Bonds - Short	—	(2,288,148)	—
Options Written	—	(1,658,637)	—
Other Financial Instruments*
Forward Commitment Contracts	—	(164,655,632)	—
Futures Contracts	6,637,823	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,141,223)	—
OTC Cross Currency Exchange Contracts	—	(4,657)	—
OTC Credit Default Swap Agreements	—	912,872	—
Centrally Cleared Credit Default Swap Agreements	—	194,720	—
OTC Currency Swap Agreements	—	(12,038)	—
Centrally Cleared Inflation Swap Agreements	—	23,121	—
Centrally Cleared Interest Rate Swap Agreements	—	(108,942)	—
OTC Interest Rate Swap Agreements	—	171,248	—
OTC Total Return Swap Agreements	—	137,740	—

Total	$72,161,889	$3,725,435,790	$45,021,998

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Collateralized Loan Obligations	Asset-Backed Securities- Other	Asset-Backed Securities-Residential Mortgage-Backed Securities
Balance as of 12/31/17	$1,999,999	$1,428,374	$7,298,459
Realized gain (loss)	(1,287)	2,158	(17,355)
Change in unrealized appreciation (depreciation)	—	(262,651)	(706,198)
Purchases/Exchanges/Issuances	—	1,442,514	7,750,451
Sales/Paydowns	(928,713)	(216,413)	(3,430,536)
Accrued discount/premium	—	—	(15,426)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	(2,669,999)

Balance as of 12/31/18	$1,069,999	$2,393,982	$8,209,396

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(262,651)	$(699,200)

	Bank Loans	Corporate Bonds	Residential Mortgage-Backed Securities
Balance as of 12/31/17	$16,284,222	$146,399	$2,203,834
Realized gain(loss)	89,766	—	(975)
Change in unrealized appreciation (depreciation)	(5,486,638)	—	(85,635)
Purchases/Exchanges/Issuances	35,097,283	—	—
Sales/Paydowns	(15,763,130)	—	(72,453)
Accrued discount/premium	19,727	—	(1,033)
Transfers into Level 3	1,063,653	—	—
Transfers out of Level 3	—	(146,399)	—

Balance as of 12/31/18	$31,304,883	$—	$2,043,738

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(5,857,265)	$—	$(81,401)

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2018	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities- Collateralized Loan Obligations	$1,069,999	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities-Other	1,467,332	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities-Other	926,650	Pricing at Cost	Unadjusted Purchase Price
Asset-Backed Securities-Residential Mortgage Backed Securities	3,427,418	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities-Residential Mortgage Backed Securities	4,781,978	Pricing at Cost	Unadjusted Purchase Price
Bank Loans	15,774,988	Market Approach	Single Broker Indicative Quote
Bank Loans	8,982,434	Pricing at Cost	Unadjusted Purchase Price
Bank Loans	6,547,461	Stale Pricing	Unadjusted Last Trade Price
Residential Mortgage-Backed Securities	2,043,738	Market Approach	Single Broker Indicative Quote

	$45,021,998

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities- Residential Mortgage-Backed Securities	$ 2,669,999	L3 to L2	Cost to Evaluated Bid
Bank Loans	$ 1,063,653	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Corporate Bonds	$ 146,399	L3 to L2	Cost to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	30.7%
U.S. Treasury Obligations	16.2
Banks	8.5
Residential Mortgage-Backed Securities	6.9
Commercial Mortgage-Backed Securities	4.5
Municipal Bonds	4.1
Sovereign Bonds	3.7
Collateralized Loan Obligations	3.4
Oil & Gas	2.9
Pipelines	2.6
Telecommunications	2.3
Electric	2.0
Foreign Treasury Obligations	2.0
Auto Manufacturers	1.9
Pharmaceuticals	1.8
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	1.8
Diversified Financial Services	1.7
Media	1.4

Other	1.1%
Automobiles	1.0
Chemicals	0.9
Semiconductors	0.9
Aerospace & Defense	0.9
Healthcare-Services	0.8
Retail	0.6
Home Equity Loans	0.6
Software	0.6
Commercial Services	0.5
Consumer Loans	0.5
Computers	0.5
Healthcare-Products	0.4
Real Estate Investment Trusts (REITs)	0.4
Beverages	0.4
Airlines	0.4
Insurance	0.4
Mining	0.3
Building Materials	0.3
Transportation	0.3
Biotechnology	0.3
Student Loans	0.3
Internet	0.2
Forest Products & Paper	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (cont.)
Oil & Gas Services	0.2%
Agriculture	0.2
Foods	0.2
Home Builders	0.2
Commercial Paper	0.1
Credit Cards	0.1
Options Purchased	0.1
Engineering & Construction	0.1
Holding Companies-Diversified	0.1
Electrical Components & Equipment	0.1
Environmental Control	0.1
Entertainment	0.1
Manufactured Housing	0.1
Trucking & Leasing	0.1
Auto Parts & Equipment	0.1
Electronics	0.1
Borrowed Bonds	0.1
Miscellaneous Manufacturing	0.1
Machinery-Diversified	0.1
Cosmetics/Personal Care	0.1
Machinery-Construction & Mining	0.1
Oil, Gas & Consumable Fuels	0.1

Iron/Steel	0.0	%*
Gas	0.0	*
Packaging & Containers	0.0	*
Leisure Time	0.0	*
Lodging	0.0	*
Advertising	0.0	*
Household Products/Wares	0.0	*
Hotels, Restaurants & Leisure	0.0	*
Energy Equipment & Services	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Household Durables	0.0	*
IT Services	0.0	*
Real Estate	0.0	*

	113.8
Borrowed Bonds – Short	(0.1)
Options Written	(0.0	)*
Liabilities in excess of other assets	(13.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$194,720	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	1,436,758		Premiums received for OTC swap agreements	614,095
Credit contracts	Unrealized appreciation on OTC swap agreements	571,025		Unrealized depreciation on OTC swap agreements	480,816
Equity contracts	Due from/to broker — variation margin futures	51,829	*	—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	137,843		Unrealized depreciation on OTC swap agreements	103
Foreign exchange contracts	Unaffiliated investments	613,234		Options written outstanding, at value	587,159
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	4,657
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,197,997		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,339,220
Interest rate contracts	Due from/to broker — variation margin futures	9,202,946	*	Due from/to broker — variation margin futures	2,616,952	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,369,893	*	Due from/to broker — variation margin swaps	1,455,714	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	222
Interest rate contracts	Unaffiliated investments	3,656,404		Options written outstanding, at value	1,071,478
Interest rate contracts	Unrealized appreciation on OTC swap agreements	406,252		Unrealized depreciation on OTC swap agreements	246,820

Total		$19,838,901			$10,417,236

*

Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps
Credit contracts	$(26,689)	$108,970	$—	$—	$(280,893)
Equity contracts	—	—	(83,763)	—	91,620
Foreign exchange contracts	(4,592,094)	2,736,526	—	2,686,445	—
Interest rate contracts	(1,257,361)	3,997,646	(6,331,616)	—	(452,091)

Total	$(5,876,144)	$6,843,142	$(6,415,379)	$2,686,445	$(641,364)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$445,943
Equity contracts	—	—	51,829	—	139,024
Foreign exchange contracts	1,270,239	(928,885)	—	(732,533)	—
Interest rate contracts	1,861,937	(1,147,774)	6,541,920	—	499,368

Total	$3,132,176	$(2,076,659)	$6,593,749	$(732,533)	$1,084,335

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(4)	Futures Contracts- Short Positions(4)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$4,048,206	$426,079,680	$810,713,380	$433,265,694	$72,651,456	$158,377,899

Cross Currency Exchange Contracts(2)	Currency Swap Agreements(4)	Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$11,899,711	$61,146	$49,456,554	$16,031,796	$7,456,964	$812,590,452	$9,243,144

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	N/A	$28,608,522	$(28,608,522)	$—
Borrowed Bond Agreements	Bank of America	96,188	(96,188)	—
Borrowed Bond Agreements	Barclays Capital Group	490,890	(453,590)	37,300
Borrowed Bond Agreements	Citigroup Global Markets	484,388	(450,494)	33,894
Borrowed Bond Agreements	RBC Capital Markets, LLC	1,356,835	(1,287,820)	69,015
Reverse Repurchase Agreements	Bank of America	(155,012,237)	154,514,505	(497,732)
Reverse Repurchase Agreements	Barclays Capital Group	(21,724,844)	21,564,073	(160,771)
Reverse Repurchase Agreements	BNP Paribas	(20,448,500)	20,274,985	(173,515)
Reverse Repurchase Agreements	Goldman Sachs International	(883,340)	858,000	(25,340)

		$(167,032,098)

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$444,738	$(755,606)	$(310,868)	$—	$(310,868)
Barclays Bank PLC	763,528	(73,295)	690,233	(590,000)	100,233
BNP Paribas	260,414	(82,874)	177,540	(177,540)	—
Citibank, N.A.	498,890	(1,279,778)	(780,888)	634,346	(146,542)
Credit Suisse International	63,660	(126,752)	(63,092)	63,092	—
Deutsche Bank AG	1,988,845	(432,825)	1,556,020	(390,000)	1,166,020
Goldman Sachs International	232,496	(369,666)	(137,170)	115,635	(21,535)
HSBC Bank PLC	857,210	(214,826)	642,384	(272,440)	369,944
JPMorgan Chase Bank	3,642,228	(2,056,468)	1,585,760	(1,585,760)	—
Morgan Stanley & Co. International	262,266	(900,885)	(638,619)	517,510	(121,109)
NatWest Markets PLC	5,238	—	5,238	(5,238)	—
Standard Chartered PLC	—	(27,486)	(27,486)	—	(27,486)
The Toronto-Dominion Bank	—	(786)	(786)	—	(786)
UBS AG	—	(23,323)	(23,323)	—	(23,323)

	$9,019,513	$(6,344,570)	$2,674,943	$(1,690,395)	$984,548

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $28,608,522:
Unaffiliated investments (cost $4,011,969,751)	$3,942,648,384
Affiliated investments (cost $61,765,801)	61,763,046
Foreign currency, at value (cost $19,132,045)	19,501,906
Receivable for investments sold	517,193,328
Dividends and interest receivable	24,862,733
Deposit with broker for centrally cleared/exchange-traded derivatives	7,568,567
Unrealized appreciation on OTC forward foreign currency contracts	2,197,997
Premiums paid for OTC swap agreements	1,436,758
Receivable for Portfolio shares sold	1,426,177
Unrealized appreciation on OTC swap agreements	1,115,120
Due from broker-variation margin futures	560,896
Cash segregated for counterparty – OTC	320,000
Due from broker-variation margin swaps	140,125
Prepaid expenses	26,771

Total Assets	4,580,761,808

LIABILITIES:
Payable for investments purchased	648,109,751
Reverse repurchase agreements	198,068,921
Forward commitment contracts, at value (proceeds received $162,975,359)	164,655,632
Payable to broker for collateral for securities on loan	29,193,389
Cash segregated from counterparty – OTC and TBA	7,239,830
Payable for Portfolio shares repurchased	5,656,042
Unrealized depreciation on OTC forward foreign currency contracts	3,339,220
Borrowed Bonds – Short (proceeds received $2,579,533)	2,288,148
Options written outstanding, at value (premiums received $1,288,351)	1,658,637
Unrealized depreciation on OTC swap agreements	727,739
Management fees payable	699,238
Premiums received for OTC swap agreements	614,317
Accrued expenses and other liabilities	433,634
Payable to custodian	217,948
Distribution fee payable	146,393
Interest payable on borrowed bonds – short	75,273
Unrealized depreciation on OTC cross currency exchange contracts	4,657
Affiliated transfer agent fee payable	369

Total Liabilities	1,063,129,138

NET ASSETS	$3,517,632,670

Net assets were comprised of:
Partners Equity	$3,517,632,670

Net asset value and redemption price per share, $3,517,632,670 / 259,632,742 outstanding shares of beneficial interest	$13.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $20,427, of which $181 is reimbursable by an affiliate)	$130,547,547
Affiliated dividend income	764,898
Unaffiliated dividend income	314,679
Income from securities lending, net (including affiliated income of $233,136)	246,750

131,873,874

EXPENSES
Management fees	16,723,615
Distribution fee	9,177,184
Interest expense on borrowed bonds – short and reverse repurchase agreements	2,259,235
Custodian and accounting fees	809,960
Audit fee	72,833
Trustees’ fees	47,050
Shareholders’ reports	32,719
Legal fees and expenses	21,294
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	63,130

Total expenses	29,214,007
Less: Fee waivers and/or expense reimbursement	(1,284,806)

Net expenses	27,929,201

NET INVESTMENT INCOME (LOSS)	103,944,673

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,915) (net of foreign capital gains taxes $(128,354))	(54,412,089)
Futures transactions	(6,415,379)
Options written transactions	6,843,142
Short sales transactions	3,325,568
Swap agreements transactions	(641,364)
Forward and cross currency contracts transactions	2,686,445
Foreign currency transactions	(12,342,346)

(60,956,023)

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated of $706)	(77,348,857)
Futures	6,593,749
Options written	(2,076,659)
Short sales	1,016,106
Swap agreements	1,084,335
Forward and cross currency contracts	(732,533)
Foreign currencies	377,786

(71,086,073)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(132,042,096)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,097,423)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$103,944,673	$94,491,110
Net realized gain (loss) on investment and foreign currency transactions	(60,956,023)	(5,728,372)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(71,086,073)	68,008,763

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,097,423)	156,771,501

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [43,550,687 and 21,051,391 shares, respectively]	586,928,984	281,895,560
Portfolio share repurchased [61,813,287 and 21,248,833 shares, respectively]	(830,664,547)	(284,795,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(243,735,563)	(2,899,632)

CAPITAL CONTRIBUTIONS	178,518	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(271,654,468)	153,871,869
NET ASSETS:
Beginning of year	3,789,287,138	3,635,415,269

End of year	$3,517,632,670	$3,789,287,138

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2018

CASH FLOWS PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(28,097,423)

ADJUSTMENTS TO RECONCILE NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Proceeds from disposition of long-term portfolio investments	10,696,398,148
Purchases of long-term portfolio investments	(10,115,634,127)
Net proceeds (purchases) of short-term portfolio investments	(2,549,543)
Costs to cover investments sold short	(6,670,213,668)
Proceeds from investments sold short	6,603,695,852
Net premiums (paid) received for OTC swap agreements	(225,760)
Net premiums (paid) received for options written outstanding	(4,973,989)
Net realized (gain) loss on investment transactions	54,412,089
Net realized (gain) loss on futures transactions	6,415,379
Net realized (gain) loss on options written transactions	(6,843,142)
Net realized (gain) loss on short sales transactions	(3,325,568)
Net realized (gain) loss on on swap agreements transactions	641,364
Net realized (gain) loss on on forward and cross currency contracts transactions	(2,686,445)
Net realized (gain) loss on on foreign currency transactions	12,342,346
Net change in unrealized (appreciation) depreciation on investments and other assets	77,348,857
Net change in unrealized (appreciation) depreciation on futures	(6,593,749)
Net change in unrealized (appreciation) depreciation on options written	2,076,659
Net change in unrealized (appreciation) depreciation on short sales	(1,016,106)
Net change in unrealized (appreciation) depreciation on swap agreements	(1,084,335)
Net change in unrealized (appreciation) depreciation on forward and cross currency contracts	732,533
Net change in unrealized (appreciation) depreciation on foreign currencies	(377,786)
(Increase) Decrease in Assets:
Receivable for investments sold	137,106,581
Dividends and interest receivable	(661,638)
Deposit with broker for centrally cleared/exchange-traded derivatives	2,331,976
Due from broker-variation margin futures	(560,896)
Cash segregated for counterparty – OTC	(300,000)
Due from broker-variation margin swaps	(140,125)
Prepaid expenses	(109)
Increase (Decrease) in Liabilities:
Payable for investments purchased	(183,759,459)
Payable to broker for collateral for securities on loan	(7,244,251)
Cash segregated from counterparty – OTC	6,556,630
Management fees payable	(23,963)
Due to broker-variation margin swaps	(35,064)
Due to broker-variation margin futures	(441,751)
Accrued expenses and other liabilities	177,809
Distribution fee payable	(8,708)
Interest payable on borrowed bonds-short	(79,089)
Interest payable on reverse repurchase agreements	(425,280)
Deferred trustees’ fees	(56)
Affiliated transfer agent fee payable	4

Total adjustments	591,031,620

Cash provided by (used for) operating activities	562,934,197

Effect of exchange rate changes on cash	377,786
Cash provided by (used for) financing activities:
Proceeds from shares sold, net of amounts receivable	591,126,010
Payment of Portfolio shares repurchased, net of amounts payable	(827,645,127)
Reverse repurchase agreements	(314,640,042)
Captial contributions	178,518

Cash provided by (used for) financing activities	(550,980,641)

Net increase (decrease) in cash	12,331,342
Cash at beginning of year	6,952,616

CASH AT END OF YEAR (represents foreign currency, at value & payable to custodian)	$19,283,958

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,180,146

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK LOW DURATION BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 101.1% ASSET-BACKED SECURITIES — 21.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 10.7%
Ally Auto Receivables Trust, Series 2018-3, Class A2	2.720%		05/17/21	1,000	$998,391
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3	1.870%		08/18/21	438	435,101
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A3	3.070%		12/19/22	1,490	1,488,859
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 144A	2.420%		11/15/23	1,847	1,844,793
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 144A	2.150%		04/15/24	4,823	4,800,791
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 144A	2.560%		10/15/25	2,350	2,334,905
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A, 144A	3.010%		02/16/27	2,725	2,703,855
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 144A	3.550%		08/15/27	1,830	1,843,854
Drive Auto Receivables Trust, Series 2017-2, Class B	2.250%		06/15/21	191	191,303
Drive Auto Receivables Trust, Series 2018-2, Class A3	2.880%		06/15/21	2,230	2,227,471
Drive Auto Receivables Trust, Series 2018-4, Class A3	3.040%		11/15/21	440	439,287
Enterprise Fleet Financing LLC, Series 2015-2, Class A3, 144A	2.090%		02/22/21	1,679	1,674,548
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	1,033	1,029,337
Enterprise Fleet Financing LLC, Series 2016-2, Class A3, 144A	2.040%		02/22/22	1,710	1,687,690
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	462	459,216
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 144A	2.600%		07/20/22	550	546,405
Enterprise Fleet Financing LLC, Series 2017-3, Class A2, 144A	2.130%		05/22/23	1,550	1,536,333
Ford Credit Floorplan Master Owner Trust, Series 2015-5, Class A	2.390%		08/15/22	2,235	2,215,826
Ford Credit Floorplan Master Owner Trust, Series 2016-1, Class A1	1.760%		02/15/21	2,139	2,134,936
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1	1.950%		11/15/21	1,800	1,780,805
Honda Auto Receivables Owner Trust, Series 2016-2, Class A3	1.390%		04/15/20	850	846,919
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 144A	1.810%		03/15/21	2,585	2,574,476
Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A4	1.750%		12/15/21	3,890	3,868,953
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 1 Month LIBOR + 0.700%, 144A	3.155%	(c)	05/17/21	3,250	3,256,559
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4	1.790%		01/17/22	3,900	3,869,984
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2	1.540%		06/15/21	3,380	3,357,390
Nissan Master Owner Trust Receivables, Series 2017-B, Class A, 1 Month LIBOR + 0.430%	2.885%	(c)	04/18/22	5,070	5,068,531

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
Nissan Master Owner Trust Receivables, Series 2017-C, Class A, 1 Month LIBOR + 0.320%	2.775%	(c)	10/17/22	3,100	$3,095,684
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 144A	3.430%		12/16/24	2,585	2,590,008
Prestige Auto Receivables Trust, Series 2017-1A, Class A3, 144A	2.050%		10/15/21	3,695	3,674,286
Santander Drive Auto Receivables Trust, Series 2018-2, Class A3	2.750%		09/15/21	2,650	2,643,263
Santander Drive Auto Receivables Trust, Series 2018-3, Class A3	3.030%		02/15/22	460	460,258
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 144A	1.590%		05/20/25	74	73,694
Wheels SPV 2 LLC, Series 2017-1A, Class A2, 144A	1.880%		04/20/26	297	294,884

					68,048,595

Collateralized Debt Obligation — 0.5%
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2016-FL1A, Class A, 1 Month LIBOR + 1.700%, 144A	4.155%	(c)	09/15/26	1,150	1,136,764
LoanCore Issuer Ltd. (Cayman Islands), Series 2018-CRE1, Class A, 1 Month LIBOR + 1.130%, 144A	3.585%	(c)	05/15/28	1,430	1,422,455
Marathon Ltd. (Cayman Islands), Series 2018-FL1, Class A, 1 Month LIBOR + 1.150%, 144A	3.605%	(c)	06/15/28	660	652,138

					3,211,357

Collateralized Loan Obligations — 3.2%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2R, 3 Month LIBOR + 1.100%, 144A	3.536%	(c)	07/15/26	1,647	1,646,025
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R2, 3 Month LIBOR + 0.890%, 144A	3.326%	(c)	04/16/27	950	942,477
ALM Ltd., Series 2015-17A, Class A1AR, 3 Month LIBOR + 0.930%, 144A	3.366%	(c)	01/15/28	3,250	3,223,014
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-4RA, Class A, 3 Month LIBOR + 1.050%, 144A	3.559%	(c)	01/28/31	2,000	1,978,029
Cedar Funding CLO Ltd. (Cayman Islands), Series 2016-6A, Class AR, 3 Month LIBOR + 1.090%, 144A	3.559%	(c)	10/20/28	2,990	2,964,922
CIFC Funding Ltd. (Cayman Islands), Series 2014-4RA, Class A1A, 3 Month LIBOR + 1.130%, 144A	3.592%	(c)	10/17/30	1,615	1,609,664
Halcyon Loan Advisors Funding Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 1.080%, 144A	3.570%	(c)	07/25/27	1,490	1,489,651
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	3.286%	(c)	01/15/28	2,455	2,430,683
Oaktree CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1AR, 3 Month LIBOR + 1.220%, 144A	3.689%	(c)	10/20/26	1,000	1,000,492

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Treman Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.070%, 144A	3.535%	(c)	10/20/28	3,250	$3,229,447

					20,514,404

Consumer Loans — 1.6%
Lendmark Funding Trust, Series 2018-1A, Class A, 144A	3.810%		12/21/26	2,190	2,185,865
PFS Financing Corp., Series 2016-BA, Class A, 144A	1.870%		10/15/21	650	643,477
PFS Financing Corp., Series 2017-AA, Class A, 1 Month LIBOR + 0.580%, 144A	3.035%	(c)	03/15/21	2,980	2,979,710
PFS Financing Corp., Series 2018-B, Class A, 144A	2.890%		02/15/23	1,060	1,051,297
PFS Financing Corp., Series 2018-D, Class A, 144A	3.190%		04/17/23	2,580	2,576,523
Springleaf Funding Trust 2017-A, Series 2017-AA, Class A, 144A	2.680%		07/15/30	885	869,817

					10,306,689

Equipment — 0.3%
CNH Equipment Trust, Series 2016-B, Class A3	1.630%		08/15/21	1,607	1,595,233

Home Equity Loans — 0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2, 1 Month LIBOR + 0.740%	3.246%	(c)	08/25/32	97	93,301
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 144A	4.000%	(cc)	12/25/57	1,234	1,240,102
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A, 1 Month LIBOR + 0.360%	2.866%	(c)	11/25/34	98	90,484

					1,423,887

Residential Mortgage-Backed Securities — 0.6%
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6, Class A1, 1 Month LIBOR + 0.120%, 144A	2.626%	(c)	07/25/37	546	349,644
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 144A	2.500%	(cc)	04/25/57	2,163	2,116,778
Towd Point Mortgage Trust, Series 2016-3, Class A1, 144A	2.250%	(cc)	04/25/56	1,353	1,321,526

					3,787,948

Student Loans — 4.0%
Navient Private Education Loan Trust, Series 2014-AA, Class A2A, 144A	2.740%		02/15/29	1,337	1,322,111
Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 144A	2.650%		12/15/28	1,339	1,319,635
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 Month LIBOR + 1.200%, 144A	3.655%	(c)	12/15/28	606	611,906
Navient Private Education Loan Trust, Series 2018-BA, Class A1, 1 Month LIBOR + 0.350%, 144A	2.805%	(c)	12/15/59	2,595	2,591,905

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Student Loans (continued)
Navient Student Loan Trust, Series 2018-EA, Class A2, 144A	4.000%		12/15/59	310	$316,793
SLC Student Loan Trust, Series 2006-2, Class A5, 3 Month LIBOR + 0.100%	2.888%	(c)	09/15/26	1,009	1,007,082
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3, 3 Month LIBOR + 0.400%	3.188%	(c)	06/15/33	3,963	3,926,898
SLM Private Education Loan Trust, Series 2012-A, Class A2, 144A	3.830%		01/17/45	127	127,530
SLM Student Loan Trust, Series 2005-3, Class A5, 3 Month LIBOR + 0.090%	2.580%	(c)	10/25/24	602	601,879
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 144A	2.700%		05/15/31	1,110	1,109,757
SMB Private Education Loan Trust, Series 2017-A, Class A1, 1 Month LIBOR + 0.450%, 144A	2.905%	(c)	06/17/24	425	424,703
SMB Private Education Loan Trust, Series 2017-A, Class A2B, 1 Month LIBOR + 0.900%, 144A	3.355%	(c)	09/15/34	3,575	3,576,048
SMB Private Education Loan Trust, Series 2018-A, Class A2A, 144A	3.500%		02/15/36	2,490	2,494,072
SMB Private Education Loan Trust, Series 2018-B, Class A2B, 1 Month LIBOR + 0.720%, 144A	3.175%	(c)	01/15/37	1,440	1,430,139
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 144A	2.550%		08/27/29	998	991,406
SoFi Professional Loan Program LLC, Series 2016-A, Class A2, 144A	2.760%		12/26/36	710	699,371
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B, 144A	2.360%		12/27/32	500	490,011
SoFi Professional Loan Program LLC, Series 2016-D, Class A2A, 144A	1.530%		04/25/33	20	19,765
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B, 144A	2.340%		04/25/33	450	442,013
SoFi Professional Loan Program LLC, Series 2018-A, Class A2B, 144A	2.950%		02/25/42	890	874,226
SoFi Professional Loan Program Trust, Series 2018-D, Class A1FX, 144A	3.120%		02/25/48	940	939,566

					25,316,816

TOTAL ASSET-BACKED SECURITIES (cost $134,921,048)					134,204,929

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.2%
AOA Mortgage Trust, Series 2015-1177, Class A, 144A	2.957%		12/13/29	3,334	3,319,054
Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A2	2.723%		07/15/49	2,150	2,131,382
Bear Stearns Deutsche Bank Trust, Series 2005-AFR1, Class E, 144A	5.156%		09/15/27	1,580	1,603,344
Bear Stearns Deutsche Bank Trust, Series 2005-AFR1, Class F, 144A	5.195%		09/15/27	1,250	1,268,677
BSPRT Issuer Ltd. (Cayman Islands), Series 2018-FL3, Class A, 1 Month LIBOR + 1.050%, 144A	3.505%	(c)	03/15/28	1,960	1,927,113
BSPRT Ltd. (Cayman Islands), Series 2017-FL1, Class A, 1 Month LIBOR + 1.350%, 144A	3.805%	(c)	06/15/27	256	255,795

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BWAY Mortgage Trust, Series 2013-1515, Class A1, 144A	2.809%		03/10/33	1,193	$1,183,202
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 144A	3.531%		10/15/34	1,182	1,189,514
CD Mortgage Trust, Series 2006-CD3, Class AM	5.648%		10/15/48	4,492	4,616,379
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 1 Month LIBOR + 0.790%, 144A	3.245%	(c)	07/15/32	1,260	1,248,221
Commercial Mortgage Trust, Series 2005-C6, Class F, 144A	5.682%	(cc)	06/10/44	1,283	1,301,253
Commercial Mortgage Trust, Series 2012-CR4, Class ASB	2.436%		10/15/45	1,164	1,151,186
Commercial Mortgage Trust, Series 2013-CR10, Class ASB	3.795%		08/10/46	2,913	2,965,348
Commercial Mortgage Trust, Series 2014-CR17, Class ASB	3.598%		05/10/47	3,150	3,197,054
Commercial Mortgage Trust, Series 2014-TWC, Class A, 1 Month LIBOR + 0.850%, 144A	3.237%	(c)	02/13/32	2,500	2,492,512
Commercial Mortgage Trust, Series 2014-UBS3, Class ASB	3.367%		06/10/47	2,210	2,227,214
Commercial Mortgage Trust, Series 2014-UBS5, Class ASB	3.548%		09/10/47	800	809,882
Commercial Mortgage Trust, Series 2015-CR22, Class A3	3.207%		03/10/48	2,340	2,353,503
Commercial Mortgage Trust, Series 2015-CR23, Class A2	2.852%		05/10/48	3,200	3,184,879
Commercial Mortgage Trust, Series 2015-CR24, Class ASB	3.445%		08/10/48	1,005	1,015,024
Core Industrial Trust, Series 2015-CALW, Class A, 144A	3.040%		02/10/34	4,364	4,349,701
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, IO	1.795%	(cc)	01/15/49	1,772	157,485
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ05, Class A2	2.158%		10/25/21	1,541	1,518,373
FHLMC Multifamily Structured Pass-Through Certificates, Series KP03, Class A2	1.780%		07/25/19	1,201	1,193,414
FHLMC Multifamily Structured Pass-Through Certificates, Series KW01, Class X1, IO	0.975%	(cc)	01/25/26	6,225	342,566
GRACE Mortgage Trust, Series 2014-GRCE, Class A, 144A	3.369%		06/10/28	6,525	6,542,713
Great Wolf Trust, Series 2017-WOLF, Class A, 1 Month LIBOR + 0.850%, 144A	3.455%	(c)	09/15/34	790	776,229
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4	3.377%		05/10/45	2,516	2,526,753
GS Mortgage Securities Trust, Series 2013-KING, Class A, 144A	2.706%		12/10/27	2,575	2,559,902
GS Mortgage Securities Trust, Series 2017-500K, Class A, 1 Month LIBOR + 0.700%, 144A	3.155%	(c)	07/15/32	2,227	2,204,516
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB	2.554%		04/15/46	2,369	2,330,121
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, IO	0.878%	(cc)	09/15/47	6,492	250,169
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB	3.657%		09/15/47	765	772,346
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A2	2.734%		02/15/48	3,030	3,007,360
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A2	3.087%		07/15/48	1,105	1,100,204

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4	3.483%		06/15/45	1,180	$1,182,674
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, IO	0.798%	(cc)	12/15/49	5,787	219,811
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 144A	4.248%		07/05/33	430	446,442
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	2,754	2,752,797
Madison Avenue Trust, Series 2013-650M, Class A, 144A	3.843%		10/12/32	5,000	5,052,820
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class ASB	3.323%		10/15/48	1,385	1,395,019
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA, IO	0.753%	(cc)	12/15/49	4,916	223,435
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 144A	3.350%		07/13/29	1,000	1,002,758
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 1 Month LIBOR + 0.950%, 144A	3.256%	(c)	06/15/35	750	740,735
RAIT Trust, Series 2017-FL7, Class A, 1 Month LIBOR + 0.950%, 144A	3.405%	(c)	06/15/37	316	315,887
Resource Capital Corp. Ltd. (Cayman Islands), Series 2017-CRE5, Class A, 1 Month LIBOR + 0.800%, 144A	3.255%	(c)	07/15/34	366	365,985
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class AAB	2.687%		03/10/46	837	831,338
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB	3.477%		08/15/50	1,545	1,554,165
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2	3.020%		07/15/58	4,180	4,170,930
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A2	2.848%		09/15/57	8,000	7,956,849
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class ASB	3.324%		01/15/59	1,656	1,657,363
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class ASB	2.654%		05/15/45	875	868,593
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB	3.393%		08/15/47	1,605	1,619,924
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class A2	2.863%		11/15/47	1,654	1,650,017

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $105,293,156)					103,079,930

CORPORATE BONDS — 41.2%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.500%		10/01/20	505	505,625
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.750%		10/01/21	175	176,092

					681,717

Aerospace & Defense — 0.8%
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.080%		10/15/20	380	372,666
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.550%		10/15/22	1,910	1,848,217

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Aerospace & Defense (continued)
United Technologies Corp., Sr. Unsec’d. Notes	3.350%	08/16/21	1,100	$1,097,024
United Technologies Corp., Sr. Unsec’d. Notes	3.650%	08/16/23	1,750	1,743,143

				5,061,050

Agriculture — 0.3%
BAT Capital Corp. (United Kingdom), Gtd. Notes	2.764%	08/15/22	2,055	1,940,988

Airlines — 0.3%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.600%	12/04/20	155	152,413
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	863	857,267
US Airways 2012-1 Class B Pass-Through Trust, Pass-Through Certificates	8.000%	04/01/21	983	1,008,834

				2,018,514

Auto Manufacturers — 3.3%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	1.500%	07/05/19	975	965,397
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.700%	08/03/20	510	503,529
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.262%	03/28/19	2,000	1,994,263
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%	11/04/19	1,915	1,893,865
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.336%	03/18/21	1,395	1,353,586
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.339%	03/28/22	233	219,931
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.813%	10/12/21	711	690,519
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	4.140%	02/15/23	1,060	1,007,541
General Motors Financial Co., Inc., Gtd. Notes	3.200%	07/06/21	845	825,401
General Motors Financial Co., Inc., Gtd. Notes	3.250%	01/05/23	740	696,874
General Motors Financial Co., Inc., Gtd. Notes	3.550%	04/09/21	95	93,692
General Motors Financial Co., Inc., Gtd. Notes	3.700%	11/24/20	845	841,583
General Motors Financial Co., Inc., Gtd. Notes	4.200%	03/01/21	1,105	1,104,406
General Motors Financial Co., Inc., Sr. Unsec’d. Notes	4.150%	06/19/23	575	560,252
General Motors Financial Co., Inc., Sr. Unsec’d. Notes	4.200%	11/06/21	735	734,669
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.150%	02/26/20	570	561,199
Hyundai Capital America, Sr. Unsec’d. Notes, 144A	1.750%	09/27/19	505	498,396
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	2.500%	03/18/19	65	64,892
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	2.550%	04/03/20	640	631,858
Nissan Motor Acceptance Corp., Sr. Unsec’d. Notes, MTN, 144A	2.125%	03/03/20	1,010	993,522
Nissan Motor Acceptance Corp., Sr. Unsec’d. Notes, MTN, 144A	2.250%	01/13/20	1,700	1,675,682
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	2.125%	05/23/19	1,500	1,492,686
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	4.000%	11/12/21	1,350	1,349,162

				20,752,905

Auto Parts & Equipment — 0.0%
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%	04/29/22	284	277,415

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks — 12.3%
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, MTN	2.250%		11/09/20	755	$743,100
Bancolombia SA (Colombia), Sr. Unsec’d. Notes	5.950%		06/03/21	1,240	1,286,500
Bank of America Corp., Sr. Unsec’d. Notes	2.738%	(ff)	01/23/22	743	731,725
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	2.369%	(ff)	07/21/21	1,215	1,193,257
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	2,465	2,427,678
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.328%	(ff)	10/01/21	675	661,825
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.503%		10/21/22	1,755	1,689,765
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.881%	(ff)	04/24/23	185	179,930
Bank of America Corp., Sub. Notes	5.490%		03/15/19	500	502,269
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN	1.500%		07/18/19	2,245	2,228,135
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN	1.750%		09/11/19	805	797,778
Banque Federative du Credit Mutuel SA (France), Sr. Unsec’d. Notes, MTN, 144A	2.700%		07/20/22	1,360	1,317,724
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.250%		01/12/21	1,135	1,111,503
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.610%	(ff)	02/15/23	2,570	2,548,312
Capital One NA, Sr. Unsec’d. Notes	1.850%		09/13/19	450	445,073
Capital One NA, Sr. Unsec’d. Notes	2.350%		01/31/20	1,005	992,259
Citigroup, Inc., Sr. Unsec’d. Notes	2.500%		07/29/19	650	647,780
Citigroup, Inc., Sr. Unsec’d. Notes	2.876%	(ff)	07/24/23	1,480	1,432,238
Citigroup, Inc., Sr. Unsec’d. Notes	3.142%	(ff)	01/24/23	60	58,935
Citizens Bank NA, Sr. Unsec’d. Notes	2.250%		03/02/20	720	712,293
Citizens Bank NA, Sr. Unsec’d. Notes	2.250%		10/30/20	2,305	2,261,298
Citizens Bank NA, Sr. Unsec’d. Notes	2.500%		03/14/19	2,301	2,298,804
Citizens Bank NA, Sr. Unsec’d. Notes, MTN	2.550%		05/13/21	500	489,040
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, MTN, 144A	2.050%		09/18/20	535	524,698
Cooperatieve Rabobank UA (Netherlands), Sr. Unsec’d. Notes, 144A	3.875%		09/26/23	1,375	1,379,758
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	3.574%		01/09/23	1,885	1,838,877
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.125%		12/10/20	730	722,860
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	4.250%		02/04/21	2,710	2,670,748
Discover Bank, Sr. Unsec’d. Notes	3.350%		02/06/23	590	574,282
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.600%		04/23/20	115	113,875
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.000%		04/26/22	2,985	2,890,803
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.200%		02/23/23	1,405	1,362,800
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.262%	(ff)	03/13/23	1,925	1,883,916
Huntington National Bank (The), Sr. Unsec’d. Notes	2.375%		03/10/20	1,140	1,128,959
Huntington National Bank (The), Sr. Unsec’d. Notes	2.875%		08/20/20	1,455	1,445,543
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	3.150%		03/29/22	615	604,692
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	4.100%		10/02/23	885	884,462

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.375%		01/12/23	310	$287,169
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.776%	(ff)	04/25/23	1,660	1,609,613
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.972%		01/15/23	120	116,997
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.559%	(ff)	04/23/24	695	689,744
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	700	706,843
JPMorgan Chase & Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.890%	3.367%	(c)	07/23/24	1,440	1,406,911
JPMorgan Chase & Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.610%	3.411%	(c)	06/18/22	1,585	1,567,581
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	1.875%		06/30/20	2,860	2,828,371
Lloyds Banking Group PLC (United Kingdom), Sub. Notes	4.500%		11/04/24	1,000	965,625
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.950%		03/01/21	380	376,182
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.535%		07/26/21	245	245,921
Mitsubishi UFJ Trust & Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	2.450%		10/16/19	1,065	1,058,928
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	2.650%		09/25/19	740	737,399
Morgan Stanley, Sr. Unsec’d. Notes	3.737%	(ff)	04/24/24	1,035	1,026,186
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	2.375%		07/23/19	1,135	1,130,067
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.750%		05/19/22	2,450	2,383,557
Morgan Stanley, Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.930%	3.399%	(c)	07/22/22	1,835	1,809,244
Nordea Bank AB (Finland), Sr. Unsec’d. Notes, MTN, 144A	1.625%		09/30/19	615	608,208
Nordea Bank AB (Finland), Sr. Unsec’d. Notes, MTN, 144A	2.250%		05/27/21	725	706,860
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.700%		03/28/22	695	682,558
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.450%		12/03/21	1,840	1,871,879
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.373%	(ff)	01/05/24	565	536,087
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/16/20	1,200	1,190,450
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.846%		01/11/22	1,925	1,889,627
SunTrust Bank/Atlanta GA, Sr. Unsec’d. Notes	3.525%	(ff)	10/26/21	2,035	2,037,433
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700%		01/27/22	1,170	1,141,087
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	3.350%		05/24/21	715	714,611
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.375%		08/14/19	305	303,764
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.650%		02/01/22	400	387,150
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.859%	(ff)	08/15/23	910	875,225
US Bank NA/Cincinnati OH, Sr. Unsec’d. Notes	2.125%		10/28/19	810	804,277
Wells Fargo & Co., Sr. Unsec’d. Notes	2.125%		04/22/19	735	732,830

					78,211,878

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes(a)	3.300%		02/01/23	1,395	1,356,426

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Beverages (continued)
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	4.057%	05/25/23	760	$757,369

				2,113,795

Biotechnology — 0.1%
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.500%	09/01/23	335	323,171

Chemicals — 0.6%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	375	381,667
DowDuPont, Inc., Sr. Unsec’d. Notes	3.766%	11/15/20	3,095	3,124,672

				3,506,339

Commercial Services — 0.2%
Moody’s Corp., Sr. Unsec’d. Notes	2.625%	01/15/23	770	735,067
Total System Services, Inc., Sr. Unsec’d. Notes	3.750%	06/01/23	550	545,526

				1,280,593

Computers — 0.3%
IBM Credit LLC, Sr. Unsec’d. Notes	3.450%	11/30/20	1,050	1,055,429
NetApp, Inc., Sr. Unsec’d. Notes	2.000%	09/27/19	1,070	1,058,256

				2,113,685

Diversified Financial Services — 2.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.300%	01/23/23	385	366,024
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.500%	05/26/22	510	494,475
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.950%	02/01/22	335	329,116
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	4.250%	07/01/20	450	451,071
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	4.500%	05/15/21	275	275,794
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	4.625%	07/01/22	1,100	1,103,822
Air Lease Corp., Sr. Unsec’d. Notes	3.375%	06/01/21	1,335	1,322,262
American Express Co., Sr. Unsec’d. Notes	2.200%	10/30/20	1,155	1,134,156
American Express Co., Sr. Unsec’d. Notes	2.500%	08/01/22	970	936,224
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.300%	06/05/19	625	622,884
Capital One Financial Corp., Sr. Unsec’d. Notes	2.400%	10/30/20	510	499,299
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A	1.250%	09/20/19	3,000	2,971,059
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass Through Trust (Guernsey), Pass-Through Certificates, 144A	5.125%	11/30/24	526	546,478
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342%	11/15/20	1,625	1,568,215
International Lease Finance Corp., Sr. Unsec’d. Notes	4.625%	04/15/21	732	738,979
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%	04/01/19	1,295	1,300,282
Lehman Brothers Holdings, Inc.(d)	3.011%	12/23/10	4,200	79,800
Synchrony Financial, Sr. Unsec’d. Notes	2.600%	01/15/19	345	344,882

				15,084,822

Electric — 2.8%
Alliant Energy Finance LLC, Gtd. Notes, 144A	3.750%	06/15/23	945	950,829

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Electric (continued)
American Electric Power Co., Inc., Sr. Unsec’d. Notes	2.150%		11/13/20	1,175	$1,151,564
American Electric Power Co., Inc., Series F, Sr. Unsec’d. Notes	2.950%		12/15/22	490	480,476
American Electric Power Co., Inc., Series I, Sr. Unsec’d. Notes	3.650%		12/01/21	550	554,131
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	2.375%		01/15/21	275	271,240
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	2.500%		09/01/22	710	679,050
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	3.600%		11/01/21	500	501,045
Centrais Eletricas Brasileiras SA (Brazil), Sr. Unsec’d. Notes, 144A	5.750%		10/27/21	1,300	1,308,138
Dominion Energy, Inc., Jr. Sub. Notes	2.579%		07/01/20	325	319,914
DTE Energy Co., Series D, Sr. Unsec’d. Notes	3.700%		08/01/23	540	536,219
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%		10/15/23	975	983,798
Emera US Finance LP (Canada), Gtd. Notes	2.150%		06/15/19	660	654,604
Enel Finance International NV (Italy), Gtd. Notes, 144A	4.250%		09/14/23	1,895	1,852,905
Exelon Corp., Sr. Unsec’d. Notes	2.450%		04/15/21	625	611,273
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.200%		10/01/19	535	541,891
FirstEnergy Corp., Series A, Sr. Unsec’d. Notes	2.850%		07/15/22	557	542,867
ITC Holdings Corp., Sr. Unsec’d. Notes	2.700%		11/15/22	290	280,307
NextEra Energy Capital Holdings, Inc., Series H, Gtd. Notes	3.342%		09/01/20	1,895	1,898,760
Pacific Gas & Electric Co., Sr. Unsec’d. Notes, 144A	4.250%		08/01/23	970	898,776
Sempra Energy, Sr. Unsec’d. Notes	1.625%		10/07/19	855	843,180
Sempra Energy, Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.936%	(c)	01/15/21	805	791,481
Virginia Electric & Power Co., Sr. Unsec’d. Notes	5.000%		06/30/19	385	387,964
WEC Energy Group, Inc., Sr. Unsec’d. Notes	3.375%		06/15/21	765	764,520

					17,804,932

Electronics — 0.1%
Amphenol Corp., Sr. Unsec’d. Notes	2.200%		04/01/20	855	842,347

Foods — 0.3%
Conagra Brands, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%	3.219%	(c)	10/22/20	1,365	1,361,165
General Mills, Inc., Sr. Unsec’d. Notes	3.700%		10/17/23	65	64,621
General Mills, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%	2.976%	(c)	04/16/21	690	679,297

					2,105,083

Healthcare-Products — 0.9%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%		11/30/21	1,615	1,600,970
Becton Dickinson & Co., Sr. Unsec’d. Notes	2.404%		06/05/20	780	767,827
Becton Dickinson & Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.875%	3.678%	(c)	12/29/20	2,500	2,474,873
Stryker Corp., Sr. Unsec’d. Notes	2.000%		03/08/19	790	788,759
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.000%		04/15/23	95	92,424
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes(a)	3.150%		01/15/23	240	235,200

					5,960,053

Healthcare-Services — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	2.200%		03/15/19	175	174,745

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services (continued)
Anthem, Inc., Sr. Unsec’d. Notes	3.125%	05/15/22	355	$349,783

				524,528

Home Builders — 0.2%
Lennar Corp., Gtd. Notes(a)	4.500%	06/15/19	1,500	1,496,250

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	3.375%	08/15/20	442	442,994
Aon PLC, Gtd. Notes	2.800%	03/15/21	485	479,720
AXA Equitable Holdings, Inc., Sr. Unsec’d. Notes, 144A	3.900%	04/20/23	150	148,141
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes(a)	5.125%	04/15/22	566	593,323
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	2.350%	09/10/19	260	258,631
Willis North America, Inc., Gtd. Notes	3.600%	05/15/24	490	478,416
Willis Towers Watson PLC, Gtd. Notes	5.750%	03/15/21	282	294,917

				2,696,142

Internet — 0.2%
Baidu, Inc. (China), Sr. Unsec’d. Notes	2.875%	07/06/22	1,055	1,024,883

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil), Gtd. Notes	4.375%	01/11/22	104	105,820

Leisure Time — 0.1%
Carnival Corp., Gtd. Notes	3.950%	10/15/20	620	627,994

Lodging — 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes	2.875%	03/01/21	345	340,212
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%	03/01/19	510	509,349

				849,561

Machinery-Construction & Mining — 0.1%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	3.150%	09/07/21	325	325,856

Media — 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	905	913,693
Comcast Corp., Gtd. Notes	3.300%	10/01/20	1,560	1,565,967
Comcast Corp., Gtd. Notes	3.450%	10/01/21	950	959,632
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150%	08/15/24	1,050	1,010,104
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.250%	12/15/22	860	840,144
Discovery Communications LLC, Gtd. Notes	3.300%	05/15/22	960	941,098
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21	475	483,373
Sky Ltd. (United Kingdom), Gtd. Notes, 144A	2.625%	09/16/19	2,810	2,788,787
Time Warner Cable LLC, Sr. Sec’d. Notes	8.250%	04/01/19	220	222,469
Time Warner Cable LLC, Sr. Sec’d. Notes	8.750%	02/14/19	335	336,870
Time Warner, Inc., Gtd. Notes	4.700%	01/15/21	370	379,409

				10,441,546

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Mining — 0.1%
Anglo American Capital PLC (South Africa), Gtd. Notes, 144A	4.125%	04/15/21	343	$341,824

Office/Business Equipment — 0.1%
Xerox Corp., Sr. Unsec’d. Notes	3.500%	08/20/20	644	624,798

Oil & Gas — 1.7%
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	507	496,567
Apache Corp., Sr. Unsec’d. Notes	3.625%	02/01/21	159	158,728
BP Capital Markets America, Inc., Gtd. Notes	3.790%	02/06/24	335	338,614
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	2.950%	01/15/23	1,235	1,180,467
Continental Resources, Inc., Gtd. Notes	4.500%	04/15/23	3,165	3,114,921
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%	05/15/22	2,195	2,138,918
Empresa Nacional del Petroleo (Chile), Sr. Unsec’d. Notes, 144A	5.250%	08/10/20	700	710,610
Encana Corp. (Canada), Sr. Unsec’d. Notes	3.900%	11/15/21	1,000	1,000,845
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%	04/01/20	600	594,186
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.450%	01/15/21	736	733,791

				10,467,647

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes	2.773%	12/15/22	805	772,315

Packaging & Containers — 0.2%
WestRock Co., Gtd. Notes, 144A	3.000%	09/15/24	750	706,541
WestRock Co., Gtd. Notes, 144A	3.750%	03/15/25	245	240,405

				946,946

Pharmaceuticals — 3.6%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	185	180,010
AbbVie, Inc., Sr. Unsec’d. Notes	3.750%	11/14/23	990	984,996
Allergan Finance LLC, Gtd. Notes	3.250%	10/01/22	525	513,303
Allergan Funding SCS, Gtd. Notes	3.450%	03/15/22	4,930	4,851,330
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	2.375%	10/08/19	600	595,204
CVS Health Corp., Sr. Unsec’d. Notes	2.800%	07/20/20	1,710	1,694,571
CVS Health Corp., Sr. Unsec’d. Notes	3.700%	03/09/23	4,435	4,387,524
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%	09/23/19	4,835	4,767,241
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	2,890	2,794,583
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	1,360	1,285,631
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	3.800%	11/26/20	470	472,835

				22,527,228

Pipelines — 2.2%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	3.500%	12/01/22	535	520,402
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.250%	10/15/22	460	469,200
Enbridge Energy Partners LP, Sr. Unsec’d. Notes	5.200%	03/15/20	590	602,613
Enbridge, Inc. (Canada), Sr. Unsec’d. Notes	2.900%	07/15/22	60	58,066

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
Energy Transfer Operating LP, Gtd. Notes	3.600%	02/01/23	370	$356,468
Energy Transfer Operating LP, Gtd. Notes	4.150%	10/01/20	2,460	2,474,846
Enterprise Products Operating LLC, Gtd. Notes	3.350%	03/15/23	645	636,189
Kinder Morgan Energy Partners LP, Gtd. Notes	3.500%	03/01/21	155	154,523
Kinder Morgan, Inc., Gtd. Notes	3.150%	01/15/23	1,396	1,356,544
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000%	02/15/21	745	763,263
MPLX LP, Sr. Unsec’d. Notes	3.375%	03/15/23	600	582,382
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.750%	03/15/24	200	205,536
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.500%	02/15/20	265	270,106
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	2.800%	10/15/22	740	711,618
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	3.750%	10/16/23	825	822,002
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.600%	03/15/22	2,020	1,982,044
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.700%	01/15/23	1,050	1,024,286
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	11/15/21	520	522,022
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	4.550%	06/24/24	740	747,185

				14,259,295

Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp., Sr. Unsec’d. Notes	3.400%	02/15/19	1,230	1,230,695
American Tower Corp., Sr. Unsec’d. Notes	3.500%	01/31/23	155	152,330
Crown Castle International Corp., Sr. Unsec’d. Notes	3.200%	09/01/24	955	906,013
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	700	720,288
Realty Income Corp., Sr. Unsec’d. Notes	3.250%	10/15/22	975	965,500

				3,974,826

Retail — 0.4%
Walgreen Co., Gtd. Notes	3.100%	09/15/22	760	741,381
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	2.700%	11/18/19	1,630	1,620,697

				2,362,078

Semiconductors — 2.3%
Analog Devices, Inc., Sr. Unsec’d. Notes	2.500%	12/05/21	550	536,883
Analog Devices, Inc., Sr. Unsec’d. Notes	2.850%	03/12/20	5	4,982
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	2.375%	01/15/20	1,845	1,821,958
Lam Research Corp., Sr. Unsec’d. Notes	2.750%	03/15/20	447	442,800
Lam Research Corp., Sr. Unsec’d. Notes	2.800%	06/15/21	3,595	3,554,960
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.875%	09/01/22	1,168	1,121,280
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/15/20	965	960,513
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/01/21	3,035	2,997,063
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/15/22	400	394,000
QUALCOMM, Inc., Sr. Unsec’d. Notes	2.600%	01/30/23	1,405	1,352,064
QUALCOMM, Inc., Sr. Unsec’d. Notes	3.000%	05/20/22	710	698,500
Xilinx, Inc., Sr. Unsec’d. Notes	2.125%	03/15/19	735	733,359

				14,618,362

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Software — 0.1%
CA, Inc., Sr. Unsec’d. Notes	3.600%		08/15/22	475	$463,700

Telecommunications — 0.9%
AT&T, Inc., Sr. Unsec’d. Notes	2.800%		02/17/21	1,000	987,511
AT&T, Inc., Sr. Unsec’d. Notes	3.600%		02/17/23	2,290	2,275,809
AT&T, Inc., Sr. Unsec’d. Notes	3.800%		03/15/22	1,560	1,566,802
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23	299	295,324
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	4.738%		09/20/29	860	843,875

					5,969,321

Transportation — 0.3%
CSX Corp., Sr. Unsec’d. Notes	3.700%		10/30/20	690	697,225
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.450%		09/03/19	410	407,882
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	3.750%		06/09/23	560	556,559

					1,661,666

Transportation Infrastructure — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.375%		02/01/22	869	859,299

Trucking & Leasing — 0.6%
Aviation Capital Group LLC, Sr. Unsec’d. Notes, 144A	2.875%		01/20/22	1,085	1,049,868
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.250%		08/15/22	410	396,675
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.500%		06/15/19	1,390	1,383,417
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.700%		03/14/23	615	586,752
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	4.250%		01/17/23	370	375,574

					3,792,286

TOTAL CORPORATE BONDS (cost $264,580,387)					261,813,458

MUNICIPAL BONDS — 0.4%
South Carolina — 0.4%
South Carolina Public Service Authority, Revenue Bonds	2.388%		12/01/23	1,570	1,489,820
South Carolina Public Service Authority, Revenue Bonds	3.722%		12/01/23	900	889,344

TOTAL MUNICIPAL BONDS (cost $2,350,302)					2,379,164

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.1%
Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250%		12/25/33	18	18,812
Banc of America Alternative Loan Trust, Series 2007-1, Class 1A1	5.550%	(cc)	04/25/22	276	269,763

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banc of America Funding Trust, Series 2004-A, Class 1A3	4.746%	(cc)	09/20/34	71	$72,391
Banc of America Funding Trust, Series 2005-D, Class A1	4.356%	(cc)	05/25/35	108	112,369
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250%		04/26/37	521	429,874
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	3.950%	(cc)	04/25/33	29	29,148
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	4.835%	(cc)	01/25/34	119	121,181
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	4.368%	(cc)	02/25/34	110	111,347
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	4.009%	(cc)	11/25/34	1,700	1,561,751
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	3.975%	(cc)	01/25/36	1,224	1,218,034
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.100%	4.680%	(c)	09/25/35	190	192,539
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.800%	3.890%	(c)	09/25/35	41	40,046
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680%	3.186%	(c)	02/25/35	336	329,340
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-J9, Class 2A5	5.500%		01/25/35	351	349,069
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1, 1 Month LIBOR + 0.580%	3.086%	(c)	04/25/35	405	373,489
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	2.833%	(cc)	04/25/35	534	485,444
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	3.884%	(cc)	06/25/33	275	273,815
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850%	3.356%	(c)	11/25/29	1,408	1,408,353
Fannie Mae REMICS, Series 1996-39, Class H	8.000%		11/25/23	7	7,502
Fannie Mae REMICS, Series 2004-11, Class A, 1 Month LIBOR + 0.120%	2.626%	(c)	03/25/34	77	76,610
Fannie Mae REMICS, Series 2006-5, Class 3A2	4.120%	(cc)	05/25/35	75	78,432
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	6.500%		07/25/43	822	934,203
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	7.000%		10/25/43	542	623,223
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	3.557%	(c)	07/25/44	542	562,034
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%	3.357%	(c)	10/25/44	1,955	1,966,457
FHLMC Structured Pass-Through Securities, Series T-75, Class A1, 1 Month LIBOR + 0.040%	2.355%	(c)	12/25/36	274	273,985

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Freddie Mac REMICS, Series 4459, Class BN	3.000%		08/15/43	1,368	$1,359,669
GMACM Mortgage Loan Trust, Series 2004-AR1, Class 12A	4.317%	(cc)	06/25/34	62	62,224
GMACM Mortgage Loan Trust, Series 2004-AR1, Class 22A	4.190%	(cc)	06/25/34	264	258,433
Gosforth Funding PLC (United Kingdom), Series 2018-1A, Class A1, 3 Month LIBOR + 0.450%, 144A	3.139%	(c)	08/25/60	1,555	1,550,014
GreenPoint Mortgage Funding Trust, Series 2005-AR2, Class A1, 1 Month LIBOR + 0.460%	2.966%	(c)	06/25/45	266	243,352
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	3.605%	(cc)	06/25/34	34	33,371
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	4.474%	(cc)	11/25/35	243	224,030
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	4.526%	(cc)	08/19/34	556	548,872
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1	4.609%	(cc)	11/25/33	134	137,766
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3	4.101%	(cc)	07/25/35	181	184,580
JPMorgan Mortgage Trust, Series 2016-2, Class A1, 144A	2.755%	(cc)	06/25/46	2,115	2,096,784
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 144A	3.250%	(cc)	09/25/56	428	422,093
Permanent Master Issuer PLC (Netherlands), Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A	2.816%	(c)	07/15/58	1,920	1,909,839
Reperforming Loan REMIC Trust, Series 2004-R1, Class 2A, 144A	6.500%		11/25/34	64	63,002
Reperforming Loan REMIC Trust, Series 2003-R4, Class 2A, 144A	4.967%	(cc)	01/25/34	171	159,168
Reperforming Loan REMIC Trust, Series 2005-R2, Class 1AF1, 1 Month LIBOR + 0.340%, 144A	2.846%	(c)	06/25/35	593	570,505
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA	3.500%		11/25/57	1,413	1,416,676
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A	4.000%	(cc)	12/25/47	1,267	1,271,589
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1, 1 Month LIBOR + 0.250%	2.720%	(c)	07/19/35	269	261,467
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR6, Class 2A1A, 1 Month LIBOR + 0.460%	2.966%	(c)	04/25/45	515	515,095
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%	3.157%	(c)	08/25/46	376	349,849
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1	4.903%	(cc)	12/25/33	43	44,232
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR1, Class 2A1	4.083%	(cc)	02/25/35	235	237,593

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $26,092,332)					25,839,414

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SOVEREIGN BONDS — 2.3%	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, EMTN	4.750%		06/25/19	EUR	1,210	$1,418,650
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	0.100%		04/15/19	EUR	2,900	3,321,349
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	4.500%		03/01/19	EUR	7,105	8,194,419
Italy Buoni Poliennali Del Tesoro (Italy), Unsec’d. Notes, 144A	4.250%		02/01/19	EUR	1,450	1,665,795

TOTAL SOVEREIGN BONDS (cost $14,643,917)						14,600,213

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.9%
Federal Home Loan Mortgage Corp.	2.500%		11/01/27		2,894	2,862,053
Federal Home Loan Mortgage Corp.	3.000%		TBA		9,200	9,167,443
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.401%	4.329%	(c)	07/01/29		18	18,772
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.258%	4.331%	(c)	01/01/34		23	23,965
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.335%	4.835%	(c)	12/01/26		7	7,252
Federal National Mortgage Assoc.	2.500%		11/01/31		6,556	6,405,333
Federal National Mortgage Assoc.	2.500%		11/01/31		122	119,650
Federal National Mortgage Assoc.	2.500%		02/01/32		128	124,921
Federal National Mortgage Assoc.	2.500%		04/01/32		2,525	2,467,023
Federal National Mortgage Assoc.	2.500%		04/01/32		27	26,543
Federal National Mortgage Assoc.	2.500%		TBA		165	161,136
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590%	2.656%	(c)	06/01/45		4,212	4,214,932
Federal National Mortgage Assoc.	3.000%		07/01/27		24	24,071
Federal National Mortgage Assoc.	3.000%		02/01/30		889	889,682
Federal National Mortgage Assoc.	3.000%		05/01/30		19	18,582
Federal National Mortgage Assoc.	3.000%		09/01/30		1,740	1,741,200
Federal National Mortgage Assoc.	3.000%		11/01/30		20	20,378
Federal National Mortgage Assoc.	3.000%		12/01/30		27	26,551
Federal National Mortgage Assoc.	3.000%		04/01/31		23	23,181
Federal National Mortgage Assoc.	3.000%		12/01/31		122	122,225
Federal National Mortgage Assoc.	3.000%		09/01/32		92	91,988
Federal National Mortgage Assoc.	3.000%		11/01/32		928	926,554
Federal National Mortgage Assoc.	3.000%		01/01/33		901	898,771
Federal National Mortgage Assoc.	3.000%		01/01/33		816	814,580
Federal National Mortgage Assoc.	3.000%		01/01/33		199	198,508
Federal National Mortgage Assoc.	3.000%		09/01/33		396	395,326
Federal National Mortgage Assoc.	3.000%		10/01/33		561	559,999
Federal National Mortgage Assoc.	3.000%		10/01/33		31	31,112
Federal National Mortgage Assoc.	3.000%		11/01/33		896	894,491
Federal National Mortgage Assoc.	3.000%		11/01/33		481	480,422
Federal National Mortgage Assoc.	3.000%		12/01/33		198	197,447
Federal National Mortgage Assoc.	3.000%		TBA		600	598,512
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590%	3.143%	(c)	06/01/45		2,472	2,489,842
Federal National Mortgage Assoc.	4.000%		TBA		3,000	3,070,781
Federal National Mortgage Assoc.	4.000%		12/01/41		369	378,992
Federal National Mortgage Assoc., 6 Month LIBOR + 1.627%	4.126%	(c)	01/01/25		2	1,632
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.270%	4.145%	(c)	04/01/32		6	6,484

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.500%		TBA	3,000	$3,054,375
Federal National Mortgage Assoc.	4.500%		06/01/39	22	22,661
Federal National Mortgage Assoc.	4.500%		08/01/40	37	39,073
Federal National Mortgage Assoc.	4.500%		02/01/41	62	65,270
Federal National Mortgage Assoc.	4.500%		12/01/41	194	202,643
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.275%	4.775%	(c)	12/01/29	22	22,088
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.250%	5.000%	(c)	04/01/24	3	2,549
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	3.125%	(c)	11/20/29	46	47,093
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	3.375%	(c)	01/20/26	22	22,060
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	3.625%	(c)	05/20/24	22	22,132
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	3.625%	(c)	06/20/26	11	11,656
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%	3.750%	(c)	07/20/24	3	2,882

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $44,167,874)					44,014,816

U.S. TREASURY OBLIGATIONS — 8.9%
U.S. Treasury Notes	1.000%		11/30/19	15,000	14,779,102
U.S. Treasury Notes	1.250%		10/31/19	1,900	1,878,551
U.S. Treasury Notes	1.750%		11/30/19	15,000	14,882,227
U.S. Treasury Notes(h)	2.875%		10/15/21	11,500	11,621,289
U.S. Treasury Notes(h)	2.875%		11/15/21	13,000	13,144,727

TOTAL U.S. TREASURY OBLIGATIONS (cost $55,983,515)					56,305,896

TOTAL LONG-TERM INVESTMENTS (cost $648,032,531)					642,237,820

				Shares

SHORT-TERM INVESTMENTS — 2.8%
AFFILIATED MUTUAL FUNDS — 0.6%
PGIM Core Ultra Short Bond Fund(w)				1,093,520	1,093,520
PGIM Institutional Money Market Fund (cost $2,332,489; includes $2,326,953 of cash collateral for securities on loan)(b)(w)				2,332,556	2,332,323

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,426,009)					3,425,843

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CERTIFICATE OF DEPOSIT — 0.5%	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Standard Chartered Bank, (cost $3,300,000)	2.680%	04/17/19		3,300	$3,297,816

COMMERCIAL PAPER(n) —1.0%
BPCE SA	2.722%	04/15/19		3,300	3,273,243
HSBC Bank PLC	2.702%	04/16/19		3,300	3,272,512

TOTAL COMMERCIAL PAPER (cost $6,549,423)					6,545,755

FOREIGN TREASURY OBLIGATION — 0.5%
Italy Buoni Ordinari del Tesoro Bot (Italy), (cost $3,377,424)(n)	0.047%	01/31/19	EUR	2,920	3,346,121

OPTIONS PURCHASED~* — 0.2% (cost $1,365,223)					1,042,131

TOTAL SHORT-TERM INVESTMENTS (cost $18,018,079)					17,657,666

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 103.9% (cost $666,050,610)					659,895,486

OPTIONS WRITTEN~* — (0.4)% (premiums received $2,110,693)					(2,846,888)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 103.5% (cost $663,939,917)					657,048,598
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.5)%					(22,156,414)

NET ASSETS — 100.0%					$634,892,184

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,297,209; cash collateral of $2,326,953 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Option Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1- Year Interest Rate Swap, 02/26/21	Call	Bank of America, N.A.	02/24/20	2.85%	2.85%(S)	3 Month LIBOR(Q)	170,400	$780,791
10- Year Interest Rate Swap, 01/25/29	Put	Credit Suisse International	01/23/19	1.38%	6 Month JPY LIBOR(S)	1.38%(S)	JPY 3,520,000	—
5- Year Interest Rate Swap, 01/20/27	Put	Deutsche Bank AG	01/18/22	3.35%	3 Month LIBOR(Q)	3.35%(S)	5,715	73,800
5- Year Interest Rate Swap, 08/27/24	Put	JPMorgan Chase Bank	08/22/19	3.20%	3 Month LIBOR(Q)	3.20%(S)	100,360	187,540

Total Options Purchased (cost $1,365,223)								$1,042,131

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1- Year Interest Rate Swap, 02/26/21	Call	Bank of America, N.A.	02/24/20	2.35%	3 Month LIBOR(Q)	2.35%(S)	170,400	$(377,891)
1- Year Interest Rate Swap, 02/26/21	Call	Bank of America, N.A.	02/24/20	2.60%	3 Month LIBOR(Q)	2.60%(S)	170,400	(549,687)
2- Year Interest Rate Swap, 02/25/22	Call	UBS AG	02/20/20	2.35%	3 Month LIBOR(Q)	2.35%(S)	84,560	(429,858)
5- Year Interest Rate Swap, 08/27/24	Call	JPMorgan Chase Bank	08/22/19	2.70%	3 Month LIBOR(Q)	2.70%(S)	100,360	(1,402,431)
2- Year Interest Rate Swap, 02/25/22	Put	UBS AG	02/21/20	3.35%	3.35%(S)	3 Month LIBOR(Q)	84,560	(82,530)
2- Year Interest Rate Swap, 03/04/21	Put	Citibank, N.A.	02/28/19	3.10%	3.10%(S)	3 Month LIBOR(Q)	92,125	(4,491)

Total Options Written (premiums received $2,110,693)								$(2,846,888)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
1,552	2 Year U.S. Treasury Notes	Mar. 2019	$329,509,000	$2,038,144

Short Positions:
692	5 Year U.S. Treasury Notes	Mar. 2019	79,363,750	(1,190,720)
72	10 Year U.S. Treasury Notes	Mar. 2019	8,785,125	(208,242)
45	10 Year U.S. Ultra Treasury Notes	Mar. 2019	5,853,516	(189,141)

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
4	20 Year U.S. Treasury Bonds	Mar. 2019	$584,000	$(27,201)
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	803,281	(42,714)

				(1,658,018)

				$380,126

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Japanese Yen,
Expiring 03/20/19	Citibank, N.A.	JPY	190,364	$1,700,000	$1,748,074	$48,074	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Euro,
Expiring 01/31/19	JPMorgan Chase Bank	EUR	1,490	$1,732,271	$1,711,852	$20,419	$—
Expiring 01/31/19	Natwest Markets PLC	EUR	1,429	1,673,109	1,641,949	31,160	—
Expiring 01/31/19	Standard Chartered Bank	EUR	1	988	970	18	—
Expiring 02/01/19	JPMorgan Chase Bank	EUR	1,480	1,718,654	1,700,496	18,158	—
Expiring 02/05/19	UBS AG	EUR	964	1,099,008	1,107,965	—	(8,957)
Expiring 03/01/19	BNP Paribas	EUR	4,305	4,993,858	4,957,194	36,664	—
Expiring 03/01/19	Nomura Global Financial Products, Inc.	EUR	2,800	3,282,185	3,224,191	57,994	—
Expiring 04/15/19	Nomura Global Financial Products, Inc.	EUR	2,900	3,423,994	3,352,690	71,304	—
Japanese Yen,
Expiring 03/20/19	Standard Chartered Bank	JPY	187,681	1,700,000	1,723,440	—	(23,440)

				$19,624,067	$19,420,747	235,717	(32,397)

						$283,791	$(32,397)

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
03/20/19	Buy	AUD	4,650	NZD	4,957	$—	$ (52,183)	Australia and New Zealand Bank Group Limited
03/20/19	Buy	AUD	1,150	CAD	1,104	1,323	—	Goldman Sachs International
03/20/19	Buy	CAD	1,158	NZD	1,290	—	(17,319)	Australia and New Zealand Bank Group Limited
03/20/19	Buy	CAD	1,100	AUD	1,150	—	(3,605)	Goldman Sachs International
03/20/19	Buy	CHF	850	NOK	7,431	8,878	—	Natwest Markets PLC
03/20/19	Buy	EUR	720	SEK	7,401	—	(9,898)	Goldman Sachs International
03/20/19	Buy	EUR	720	NOK	7,086	8,058	—	Royal Bank of Canada
03/20/19	Buy	NOK	7,216	CHF	850	—	(33,804)	Goldman Sachs International

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Cross currency exchange contracts outstanding at December 31, 2018 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts (continued):
03/20/19	Buy	NOK	6,957	EUR	720	$—	$(23,027)	HSBC Bank PLC
03/20/19	Buy	NZD	1,290	CAD	1,176	4,024	—	Bank of America, N.A.
03/20/19	Buy	NZD	2,551	AUD	2,420	7,577	—	Citibank, N.A.
03/20/19	Buy	NZD	2,346	AUD	2,230	4,163	—	Goldman Sachs International
03/20/19	Buy	SEK	7,391	EUR	720	8,756	—	Natwest Markets PLC

						$42,779	$(139,836)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices – Sell Protection(2):
CDX.NA.HY.31.V1	12/20/23	5.000%(Q)	16,900	4.494%	$934,429	$365,034	$(569,395)
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	3,165	0.877%	31,700	18,624	(13,076)

					$966,129	$383,658	$(582,471)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
11,000	02/29/20	1.359%(S)	3 Month LIBOR(1)(Q)	$—	$148,912	$148,912
10,910	02/29/20	1.374%(S)	3 Month LIBOR(1)(Q)	—	145,392	145,392
5,880	02/29/20	1.318%(S)	3 Month LIBOR(1)(Q)	—	82,739	82,739

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
5,440	02/29/20	1.350%(S)	3 Month LIBOR(1)(Q)	$—	$74,024	$74,024
5,440	02/29/20	1.320%(S)	3 Month LIBOR(1)(Q)	—	90,843	90,843
4,840	02/29/20	1.318%(S)	3 Month LIBOR(1)(Q)	—	68,076	68,076
21,755	05/31/20	1.622%(S)	3 Month LIBOR(2)(Q)	—	(348,021)	(348,021)
33,635	12/31/20	2.916%(S)	3 Month LIBOR(1)(Q)	—	(157,406)	(157,406)
20,290	12/31/20	2.720%(A)	1 Day USOIS(1)(A)	—	(131,930)	(131,930)
17,490	12/31/20	2.598%(A)	1 Day USOIS(1)(A)	—	(77,339)	(77,339)
24,560	11/15/21	3.220%(S)	3 Month LIBOR(1)(Q)	—	(316,990)	(316,990)
71,260	08/27/24	2.920%(S)	3 Month LIBOR(2)(Q)	—	1,123,301	1,123,301
1,905	01/20/27	2.700%(S)	3 Month LIBOR(2)(Q)	—	(1,588)	(1,588)

				$—	$700,013	$700,013

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse
International	$2,712,030	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$68,048,595	$—
Collateralized Debt Obligation	—	3,211,357	—
Collateralized Loan Obligations	—	20,514,404	—
Consumer Loans	—	10,306,689	—
Equipment	—	1,595,233	—
Home Equity Loans	—	1,423,887	—
Residential Mortgage-Backed Securities	—	3,787,948	—
Student Loans	—	25,316,816	—
Commercial Mortgage-Backed Securities	—	103,079,930	—
Corporate Bonds	—	261,813,458	—
Municipal Bonds	—	2,379,164	—
Residential Mortgage-Backed Securities	—	25,839,414	—
Sovereign Bonds	—	14,600,213	—

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
U.S. Government Agency Obligations	$—	$44,014,816	$—
U.S. Treasury Obligations	—	56,305,896	—
Affiliated Mutual Funds	3,425,843	—	—
Certificate of Deposit	—	3,297,816	—
Commercial Paper	—	6,545,755	—
Foreign Treasury Obligation	—	3,346,121	—
Options Purchased	—	1,042,131	—
Options Written	—	(2,846,888)	—
Other Financial Instruments*
Futures Contracts	380,126	—	—
OTC Forward Foreign Currency Exchange Contracts	—	251,394	—
OTC Cross Currency Exchange Contracts	—	(97,057)	—
Centrally Cleared Credit Default Swap Agreements	—	(582,471)	—
Centrally Cleared Interest Rate Swap Agreements	—	700,013	—

Total	$3,805,969	$653,894,634	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Commercial Mortgage-Backed Securities	16.2%
Banks	12.3
Automobiles	10.7
U.S. Treasury Obligations	8.9
U.S. Government Agency Obligations	6.9
Residential Mortgage-Backed Securities	4.7
Student Loans	4.0
Pharmaceuticals	3.6
Auto Manufacturers	3.3
Collateralized Loan Obligations	3.2
Electric	2.8
Diversified Financial Services	2.4
Semiconductors	2.3
Sovereign Bonds	2.3
Pipelines	2.2
Oil & Gas	1.7
Media	1.6
Consumer Loans	1.6
Commercial Paper	1.0
Telecommunications	0.9
Healthcare-Products	0.9
Aerospace & Defense	0.8
Real Estate Investment Trusts (REITs)	0.6
Trucking & Leasing	0.6
Chemicals	0.6
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	0.6
Foreign Treasury Obligation	0.5
Certificates of Deposit	0.5
Collateralized Debt Obligation	0.5
Insurance	0.4

Municipal Bonds	0.4%
Retail	0.4
Beverages	0.3
Computers	0.3
Foods	0.3
Airlines	0.3
Agriculture	0.3
Transportation	0.3
Equipment	0.3
Home Builders	0.2
Home Equity Loans	0.2
Commercial Services	0.2
Options Purchased	0.2
Internet	0.2
Packaging & Containers	0.2
Transportation Infrastructure	0.1
Lodging	0.1
Electronics	0.1
Oil & Gas Services	0.1
Advertising	0.1
Leisure Time	0.1
Office/Business Equipment	0.1
Healthcare-Services	0.1
Software	0.1
Mining	0.1
Machinery-Construction & Mining	0.1
Biotechnology	0.1
Auto Parts & Equipment	0.0 *
Iron/Steel	0.0 *

103.9
Options Written	(0.4)
Liabilities in excess of other assets	(3.5)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$582,471	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	42,779		Unrealized depreciation on OTC cross currency exchange contracts	139,836
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	283,791		Unrealized depreciation on OTC forward foreign currency exchange contracts	32,397
Interest rate contracts	Due from/to broker — variation margin futures	2,038,144	*	Due from/to broker — variation margin futures	1,658,018	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,733,287	*	Due from/to broker — variation margin swaps	1,033,274	*
Interest rate contracts	Unaffiliated investments	1,042,131		Options written outstanding, at value	2,846,888

Total		$5,140,132			$6,292,884

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(11,025)	$(5,895)	$—	$—	$704,012
Foreign exchange contracts	—	—	—	(148,597)	—
Interest rate contracts	—	—	1,177,940	—	(63,434)

Total	$(11,025)	$(5,895)	$1,177,940	$(148,597)	$640,578

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(654,619)
Foreign exchange contracts	—	—	—	404,919	—
Interest rate contracts	(166,564)	(736,195)	278,811	—	389,969

Total	$(166,564)	$(736,195)	$278,811	$404,919	$(264,650)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(4)
$685,823	$385,460,000	$298,650,132	$165,551,014	$5,569,171	$12,469,756	$10,236,622

Credit Default Swap Agreements- Buy Protection(2)	Credit Default Swap Agreements- Sell Protection(2)	Interest Rate Swap Agreements(2)
$3,137,242	$20,412,332	$158,339,066

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,297,209	$(2,297,209)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Australia and New Zealand Bank Group Limited	$—	$(69,502)	$(69,502)	$—	$(69,502)
Bank of America, N.A.	784,815	(927,578)	(142,763)	141,053	(1,710)
BNP Paribas	36,664	—	36,664	—	36,664
Citibank, N.A.	55,651	(4,491)	51,160	—	51,160
Deutsche Bank AG	73,800	—	73,800	(73,800)	—
Goldman Sachs International	5,486	(47,307)	(41,821)	—	(41,821)
HSBC Bank PLC	—	(23,027)	(23,027)	—	(23,027)
JPMorgan Chase Bank	226,117	(1,402,431)	(1,176,314)	1,053,597	(122,717)
NatWest Markets PLC	48,794	—	48,794	—	48,794
Nomura Global Financial Products, Inc.	129,298	—	129,298	—	129,298
Royal Bank of Canada	8,058	—	8,058	—	8,058
Standard Chartered Bank	18	(23,440)	(23,422)	—	(23,422)
UBS AG	—	(521,345)	(521,345)	508,348	(12,997)

	$1,368,701	$(3,019,121)	$(1,650,420)	$1,629,198	$(21,222)

(1)

Includes unrealized appreciation) depreciation on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosure by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $2,297,209:
Unaffiliated investments (cost $662,624,601)	$656,469,643
Affiliated investments (cost $3,426,009)	3,425,843
Foreign currency, at value (cost $402,553)	388,881
Dividends and interest receivable	3,297,730
Deposit with broker for centrally cleared/exchange-traded derivatives	2,712,030
Receivable for Portfolio share sold	394,223
Unrealized appreciation on OTC forward foreign currency contracts	283,791
Due from broker-variation margin swaps	145,436
Unrealized appreciation on OTC cross currency exchange contracts	42,779
Receivable for investments sold	2,530
Prepaid expenses	14,323

Total Assets	667,177,209

LIABILITIES:
Payable for investments purchased	15,965,008
Payable for Portfolio share repurchased	10,603,308
Options written outstanding, at value (premiums received $2,110,693)	2,846,888
Payable to broker for collateral for securities on loan	2,326,953
Unrealized depreciation on OTC cross currency exchange contracts	139,836
Accrued expenses and other liabilities	132,949
Management fees payable	120,956
Cash segregated from counterparty—OTC	80,000
Unrealized depreciation on OTC forward foreign currency contracts	32,397
Distribution fee payable	26,838
Due to broker-variation margin futures	9,523
Affiliated transfer agent fee payable	369

Total Liabilities	32,285,025

NET ASSETS	$634,892,184

Net assets were comprised of:
Partners Equity	$634,892,184

Net asset value and redemption price per share, $634,892,184 / 58,660,156 outstanding shares of beneficial interest	$10.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$18,324,354
Affiliated dividend income	243,946
Affiliated Income from securities lending, net	26,155

18,594,455

EXPENSES
Management fees	3,126,886
Distribution fee	1,646,965
Custodian and accounting fees	186,880
Interest expense on reverse repurchase agreements	107,534
Audit fee	63,834
Shareholders’ reports	22,302
Trustees’ fees	16,561
Legal fees and expenses	12,234
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	57,116

Total expenses	5,247,299
Less: Fee waivers and/or expense reimbursement	(375,508)

Net expenses	4,871,791

NET INVESTMENT INCOME (LOSS)	13,722,664

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,138))	(5,998,569)
Futures transactions	1,177,940
Options written transactions	(5,895)
Swap agreements transactions	640,578
Forward and cross currency contracts transactions	(148,597)
Foreign currency transactions	(360,883)

(4,695,426)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,001)	(3,145,947)
Futures	278,811
Options written	(736,195)
Swap agreements	(264,650)
Forward and cross currency contracts	404,919
Foreign currencies	(64,594)

(3,527,656)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(8,223,082)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,499,582

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$13,722,664	$10,873,805
Net realized gain (loss) on investment and foreign currency transactions	(4,695,426)	(20,606)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,527,656)	(179,134)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,499,582	10,674,065

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [12,408,280 and 7,798,111 shares, respectively].	133,048,825	83,303,914
Portfolio share repurchased [13,176,018 and 9,312,816 shares, respectively]	(141,684,531)	(99,471,465)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(8,635,706)	(16,167,551)

CAPITAL CONTRIBUTIONS	20,577	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,115,547)	(5,493,486)
NET ASSETS:
Beginning of year	638,007,731	643,501,217

End of year	$634,892,184	$638,007,731

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 91.6%
COMMON STOCKS — 52.5%	Shares	Value
Aerospace & Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc.*(a)	47,200	$1,662,855
Axon Enterprise, Inc.*(a)	87,100	3,810,625
Boeing Co. (The)	170,148	54,872,730
BWX Technologies, Inc.	64,200	2,454,366
Cubic Corp.	22,000	1,182,280
Harris Corp.	117,110	15,768,862
HEICO Corp. (Class A Stock)	32,025	2,017,575
L3 Technologies, Inc.	43,082	7,481,620
Meggitt PLC (United Kingdom)	2,109,344	12,686,937
Northrop Grumman Corp.	89,513	21,921,734
Teledyne Technologies, Inc.*	5,600	1,159,592
Textron, Inc.	188,127	8,651,961
Triumph Group, Inc.(a)	105,300	1,210,950

		134,882,087

Air Freight & Logistics — 0.2%
FedEx Corp.	73,730	11,894,861
United Parcel Service, Inc. (Class B Stock)	129,111	12,592,196

		24,487,057

Airlines — 0.4%
Alaska Air Group, Inc.(a)	284,945	17,338,903
Delta Air Lines, Inc.	284,684	14,205,732
Hawaiian Holdings, Inc.	66,400	1,753,624
United Continental Holdings, Inc.*	179,483	15,028,112

		48,326,371

Auto Components — 0.5%
Aisin Seiki Co. Ltd. (Japan)	144,900	4,985,213
Aptiv PLC	153,236	9,434,741
Autoliv, Inc. (Sweden)(a)	6,500	456,495
Autoliv, Inc. (Sweden), SDR	110,508	7,827,966
Garrett Motion, Inc. (Switzerland)*(a)	21,792	268,913
Gentherm, Inc.*	80,700	3,226,386
Magna International, Inc. (Canada)(a)	376,648	17,118,652
Stanley Electric Co. Ltd. (Japan)	248,000	6,945,574
Sumitomo Rubber Industries Ltd. (Japan)(a)	260,200	3,066,431
Veoneer, Inc. (Sweden)*(a)	67,300	1,586,261
Veoneer, Inc. (Sweden), SDR*	130,550	3,332,743

		58,249,375

Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	113,516	9,233,959
Honda Motor Co. Ltd. (Japan)	225,800	5,930,600
Suzuki Motor Corp. (Japan)	244,300	12,344,152
Tesla, Inc.*(a)	40,571	13,502,029
Toyota Motor Corp. (Japan)	448,200	26,018,685

		67,029,425

Banks — 4.0%
ABN AMRO Group NV (Netherlands), CVA, 144A	445,271	10,487,301
Ameris Bancorp	63,800	2,020,546
Australia & New Zealand Banking Group Ltd. (Australia)	888,272	15,302,090
Bank of America Corp.	797,928	19,660,946
BankUnited, Inc.	107,300	3,212,562
Barclays PLC (United Kingdom), ADR(a)	294,306	2,219,067
BNP Paribas SA (France)	411,713	18,654,290

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
BOK Financial Corp.	16,403	$1,202,832
Bridge Bancorp, Inc.	57,400	1,463,126
Citigroup, Inc.	757,896	39,456,066
Commerzbank AG (Germany)*	410,258	2,738,986
Danske Bank A/S (Denmark)	431,169	8,562,417
DBS Group Holdings Ltd. (Singapore)	937,262	16,269,794
DNB ASA (Norway)	1,155,603	18,562,328
East West Bancorp, Inc.	65,200	2,838,156
Erste Group Bank AG (Austria)*	233,256	7,781,782
Fifth Third Bancorp	853,258	20,077,161
First Republic Bank(a)	242,367	21,061,692
Hilltop Holdings, Inc.	108,100	1,927,423
Home BancShares, Inc.	153,536	2,508,778
ING Groep NV (Netherlands)	1,560,825	16,868,312
Intesa Sanpaolo SpA (Italy)	3,979,362	8,884,438
JPMorgan Chase & Co.	712,441	69,548,490
KeyCorp	407,368	6,020,899
Lloyds Banking Group PLC (United Kingdom)	19,765,383	13,050,882
Mitsubishi UFJ Financial Group, Inc. (Japan)	3,394,800	16,632,553
National Bank Holdings Corp. (Class A Stock)	61,000	1,883,070
National Bank of Canada (Canada)(a)	335,300	13,766,162
National Commerce Corp.*	29,000	1,044,000
Nordea Bank Abp (Finland)	2,120,386	17,864,113
Pacific Premier Bancorp, Inc.*(a)	81,800	2,087,536
Pinnacle Financial Partners, Inc.(a)	63,168	2,912,045
PNC Financial Services Group, Inc. (The)	80,261	9,383,314
Popular, Inc. (Puerto Rico)	80,700	3,810,654
Prosperity Bancshares, Inc.(a)	43,110	2,685,753
Seacoast Banking Corp. of Florida*(a)	82,000	2,133,640
Signature Bank	34,000	3,495,540
South State Corp.	5,700	341,715
Standard Chartered PLC (United Kingdom)	1,206,872	9,385,210
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	290,581	10,625,584
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,487,589	16,617,027
Texas Capital Bancshares, Inc.*	35,660	1,821,869
Towne Bank	112,200	2,687,190
U.S. Bancorp	100,622	4,598,425
United Overseas Bank Ltd. (Singapore)	517,200	9,317,448
Webster Financial Corp.	58,100	2,863,749
Wells Fargo & Co.	1,092,163	50,326,871
Westamerica Bancorporation(a)	17,900	996,672
Western Alliance Bancorp*	90,200	3,561,998

		521,222,502

Beverages — 0.7%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	17,000	4,094,280
Coca-Cola Co. (The)	486,692	23,044,866
Constellation Brands, Inc. (Class A Stock)	27,504	4,423,193
Diageo PLC (United Kingdom)	479,169	17,082,489
Keurig Dr. Pepper, Inc.	217,281	5,571,085
Kirin Holdings Co. Ltd. (Japan)	305,500	6,378,829

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
PepsiCo, Inc.	254,473	$28,114,177

		88,708,919

Biotechnology — 1.2%
AbbVie, Inc.	188,593	17,386,389
Acceleron Pharma, Inc.*(a)	100,900	4,394,195
Agios Pharmaceuticals, Inc.*(a)	28,200	1,300,301
Aimmune Therapeutics, Inc.*(a)	105,400	2,521,168
Alexion Pharmaceuticals, Inc.*	98,014	9,542,643
Alkermes PLC*	67,000	1,977,169
Amgen, Inc.	84,138	16,379,144
Apellis Pharmaceuticals, Inc.*	24,200	319,198
Biogen, Inc.*	35,313	10,626,388
BioMarin Pharmaceutical, Inc.*(a)	107,877	9,185,727
Calyxt, Inc.*(a)	41,350	428,386
Celgene Corp.*	185,479	11,887,349
CSL Ltd. (Australia)	47,074	6,155,968
Exact Sciences Corp.*	41,200	2,599,720
Exelixis, Inc.*	205,400	4,040,218
Gilead Sciences, Inc.	207,744	12,994,387
Immunomedics, Inc.*(a)	104,600	1,492,642
Incyte Corp.*	32,187	2,046,771
Insmed, Inc.*	9,500	124,640
Ironwood Pharmaceuticals, Inc.*	142,000	1,471,120
Neurocrine Biosciences, Inc.*	56,200	4,013,242
Regeneron Pharmaceuticals, Inc.*	6,000	2,241,000
Sage Therapeutics, Inc.*(a)	34,400	3,295,176
Sarepta Therapeutics, Inc.*(a)	7,500	818,475
Seattle Genetics, Inc.*(a)	33,600	1,903,776
Shire PLC, ADR	61,200	10,651,248
TESARO, Inc.*(a)	31,700	2,353,725
United Therapeutics Corp.*	13,000	1,415,700
Vertex Pharmaceuticals, Inc.*	102,667	17,012,949

		160,578,814

Building Products — 0.1%
Armstrong World Industries, Inc.	32,300	1,880,183
Fortune Brands Home & Security, Inc.	149,325	5,672,857
Insteel Industries, Inc.	43,500	1,056,180
Quanex Building Products Corp.	124,900	1,697,391
Resideo Technologies, Inc.*	35,770	735,074
Simpson Manufacturing Co., Inc.	4,000	216,520

		11,258,205

Capital Markets — 1.1%
Ameriprise Financial, Inc.	59,436	6,203,335
Brookfield Asset Management, Inc. (Canada) (Class A Stock)(a)	48,117	1,845,287
Cboe Global Markets, Inc.	129,219	12,641,495
Charles Schwab Corp. (The)	441,586	18,339,067
Close Brothers Group PLC (United Kingdom)	129,045	2,372,319
CME Group, Inc.	30,966	5,825,324
FactSet Research Systems, Inc.	20,700	4,142,691
Franklin Resources, Inc.(a)	123,445	3,661,379
GAM Holding AG (Switzerland)	371,327	1,465,337
Intercontinental Exchange, Inc.	194,229	14,631,271
Janus Henderson Group PLC (United Kingdom)(a)	59,277	1,228,219

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
KKR & Co., Inc. (Class A Stock)	279,919	$5,494,810
Macquarie Group Ltd. (Australia)	175,219	13,382,365
Morgan Stanley	346,738	13,748,162
Raymond James Financial, Inc.	58,912	4,383,642
S&P Global, Inc.	64,419	10,947,365
State Street Corp.	106,827	6,737,579
TD Ameritrade Holding Corp.	395,633	19,370,192

		146,419,839

Chemicals — 1.4%
AgroFresh Solutions, Inc.*(a)	82,600	313,054
Air Liquide SA (France)	103,130	12,835,136
Air Products & Chemicals, Inc.	146,334	23,420,757
Akzo Nobel NV (Netherlands)	5,888	475,226
Asahi Kasei Corp. (Japan)	1,264,800	13,013,814
Axalta Coating Systems Ltd.*	121,300	2,840,845
BASF SE (Germany)	195,709	13,736,605
Cabot Corp.	24,300	1,043,442
CF Industries Holdings, Inc.	110,024	4,787,144
Covestro AG (Germany), 144A	128,113	6,374,088
Croda International PLC (United Kingdom)	8,813	527,417
DowDuPont, Inc.	628,525	33,613,517
GCP Applied Technologies, Inc.*	90,100	2,211,955
Incitec Pivot Ltd. (Australia)	101,586	234,012
Johnson Matthey PLC (United Kingdom)	313,501	11,199,257
Koninklijke DSM NV (Netherlands)	5,170	424,628
Linde PLC (United Kingdom)	4,212	657,240
Minerals Technologies, Inc.	26,100	1,339,974
Orion Engineered Carbons SA (Luxembourg)	5,600	141,567
PPG Industries, Inc.	128,484	13,134,919
Quaker Chemical Corp.	1,575	279,893
RPM International, Inc.(a)	141,470	8,315,607
Sherwin-Williams Co. (The)	25,327	9,965,161
Symrise AG (Germany)	4,378	324,362
Tosoh Corp. (Japan)	143,300	1,858,111
Umicore SA (Belgium)	251,490	10,069,566
Valvoline, Inc.(a)	194,960	3,772,476
Victrex PLC (United Kingdom)	8,880	259,474
Yara International ASA (Norway)	8,538	330,744

		177,499,991

Commercial Services & Supplies — 0.3%
HNI Corp.	46,600	1,651,038
KAR Auction Services, Inc.	22,200	1,059,384
Mobile Mini, Inc.	72,850	2,312,988
Rollins, Inc.(a)	130,800	4,721,880
Stericycle, Inc.*(a)	202,921	7,445,171
Waste Connections, Inc.	217,224	16,128,882

		33,319,343

Communications Equipment — 0.6%
Cisco Systems, Inc.	1,175,092	50,916,736
Juniper Networks, Inc.	200,627	5,398,873
Lumentum Holdings, Inc.*(a)	31,500	1,323,315
Motorola Solutions, Inc.	98,053	11,280,017
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	779,487	6,956,768

		75,875,709

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering — 0.0%
Aegion Corp.*	60,600	$988,991
Jacobs Engineering Group, Inc.	4,100	239,686
Valmont Industries, Inc.	20,400	2,263,380

		3,492,057

Construction Materials — 0.0%
Martin Marietta Materials, Inc.(a)	1,400	240,618
Vulcan Materials Co.	2,886	285,137

		525,755

Consumer Finance — 0.2%
Ally Financial, Inc.	410,936	9,311,810
Capital One Financial Corp.	92,994	7,029,416
SLM Corp.*	352,600	2,930,106
Synchrony Financial	275,690	6,467,687

		25,739,019

Containers & Packaging — 0.3%
Amcor Ltd. (Australia)	914,991	8,521,784
Avery Dennison Corp.	2,467	221,611
Ball Corp.(a)	289,483	13,310,428
Graphic Packaging Holding Co.(a)	143,400	1,525,776
International Paper Co.(a)	169,118	6,825,602
Myers Industries, Inc.	142,300	2,150,153
Orora Ltd. (Australia)	143,806	311,859
Sealed Air Corp.	158,037	5,506,009
Vidrala SA (Spain)	3,289	278,385

		38,651,607

Diversified Consumer Services — 0.1%
Ascent Capital Group, Inc. (Class A Stock)*	39,142	15,265
Bright Horizons Family Solutions, Inc.*	30,700	3,421,515
frontdoor, Inc.*	37,400	995,214
Service Corp. International	115,900	4,666,134
ServiceMaster Global Holdings, Inc.*	59,000	2,167,660

		11,265,788

Diversified Financial Services — 0.7%
AXA Equitable Holdings, Inc.(a)	509,744	8,477,043
Berkshire Hathaway, Inc. (Class B Stock)*	231,245	47,215,604
Challenger Ltd. (Australia)	1,818,733	12,130,887
Element Fleet Management Corp. (Canada)	1,821,290	9,218,513
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,233,400	5,916,958
Voya Financial, Inc.	225,781	9,062,849

		92,021,854

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	955,389	27,266,802
KT Corp. (South Korea)*	235,605	6,287,346
Nippon Telegraph & Telephone Corp. (Japan)	795,400	32,405,883
Telecom Italia SpA (Italy)	9,644,818	4,629,024
Telefonica Deutschland Holding AG (Germany)	3,272,153	12,851,708
Telefonica SA (Spain)(a)	1,092,039	9,203,647
Telstra Corp. Ltd. (Australia)	992,111	1,986,379
Verizon Communications, Inc.	542,911	30,522,456
Zayo Group Holdings, Inc.*	55,000	1,256,200

		126,409,445

COMMON STOCKS (continued)	Shares	Value
Electric Utilities — 0.8%
American Electric Power Co., Inc.	6,629	$495,451
Duke Energy Corp.	257,300	22,204,990
Entergy Corp.	121,700	10,474,719
Evergy, Inc.	145,848	8,279,791
Eversource Energy	85,917	5,588,042
NextEra Energy, Inc.	190,114	33,045,615
OGE Energy Corp.	99,900	3,915,081
PNM Resources, Inc.	81,800	3,361,162
Southern Co. (The)	264,290	11,607,617
SSE PLC (United Kingdom)	204,784	2,825,771
Xcel Energy, Inc.	4,000	197,080

		101,995,319

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	703,998	13,454,932
Hubbell, Inc.	101,092	10,042,479
Legrand SA (France)	129,380	7,320,823
Melrose Industries PLC (United Kingdom)	2,944,225	6,161,246
Mitsubishi Electric Corp. (Japan)	1,730,400	19,074,316
Prysmian SpA (Italy)	363,186	7,057,027
Sensata Technologies Holding PLC*(a)	168,261	7,544,823

		70,655,646

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	184,675	14,962,369
AVX Corp.	122,800	1,872,699
Belden, Inc.(a)	41,550	1,735,544
Coherent, Inc.*	19,200	2,029,632
Control4 Corp.*	88,500	1,557,600
Hamamatsu Photonics KK (Japan)	153,300	5,132,994
Keysight Technologies, Inc.*	110,821	6,879,768
Largan Precision Co. Ltd. (Taiwan)	56,000	5,866,752
Murata Manufacturing Co. Ltd. (Japan)	54,800	7,439,025
Omron Corp. (Japan)	195,300	7,088,799

		54,565,182

Energy Equipment & Services — 0.3%
Baker Hughes a GE Co.	11,000	236,500
Dril-Quip, Inc.*(a)	43,400	1,303,302
Ensco PLC (Class A Stock)(a)	544,200	1,937,351
Exterran Corp.*	94,450	1,671,765
Halliburton Co.	350,100	9,305,658
Helix Energy Solutions Group, Inc.*	11,101	60,056
Keane Group, Inc.*(a)	256,100	2,094,898
NCS Multistage Holdings, Inc.*(a)	38,600	196,474
Oil States International, Inc.*	10,708	152,910
Schlumberger Ltd.	251,088	9,059,255
Tenaris SA (Luxembourg)	27,348	295,857
WorleyParsons Ltd. (Australia)(a)	865,857	6,939,525

		33,253,551

Entertainment — 0.7%
Activision Blizzard, Inc.	211,015	9,826,969
Electronic Arts, Inc.*	214,654	16,938,347
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	88,300	2,710,810
Netflix, Inc.*(a)	120,165	32,163,364
Pandora Media, Inc.*(a)	312,000	2,524,080
Take-Two Interactive Software, Inc.*	17,996	1,852,508

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Entertainment (continued)
Twenty-First Century Fox, Inc. (Class A Stock)	152,370	$7,332,044
Walt Disney Co. (The)	174,606	19,145,548
Zynga, Inc. (Class A Stock)*	582,300	2,288,439

		94,782,109

Equity Real Estate Investment Trusts (REITs) — 1.5%
Acadia Realty Trust(a)	105,271	2,501,239
Alexander & Baldwin, Inc.*	140,444	2,581,361
Alexandria Real Estate Equities, Inc.	10,634	1,225,462
Allied Properties Real Estate Investment Trust (Canada)	11,600	376,584
American Campus Communities, Inc.	30,046	1,243,604
American Tower Corp.	67,731	10,714,367
AvalonBay Communities, Inc.	57,926	10,082,020
Boston Properties, Inc.	11,725	1,319,649
Camden Property Trust	56,198	4,948,234
Canadian Apartment Properties REIT (Canada)	13,154	426,840
CapitaLand Commercial Trust (Singapore)	162,000	207,772
CapitaLand Mall Trust (Singapore)	328,400	543,613
Cedar Realty Trust, Inc.	149,207	468,510
Charter Hall Retail REIT (Australia)	115,194	363,008
Concentradora Fibra Danhos SA de CV (Mexico)	296,600	349,549
Crown Castle International Corp.	25,694	2,791,139
CubeSmart	29,246	839,068
Derwent London PLC (United Kingdom)	18,276	665,809
Douglas Emmett, Inc.	60,262	2,056,742
Duke Realty Corp.	7,800	202,020
EastGroup Properties, Inc.(a)	30,300	2,779,419
Equity Commonwealth	134,400	4,033,344
Equity Residential	191,637	12,649,958
Essex Property Trust, Inc.	10,014	2,455,533
Federal Realty Investment Trust	12,095	1,427,694
First Industrial Realty Trust, Inc.	11,169	322,337
Gecina SA (France)	4,383	568,225
Goodman Group (Australia)	64,353	481,254
Great Portland Estates PLC (United Kingdom)	696,145	5,853,944
Healthcare Realty Trust, Inc.	37,993	1,080,521
Highwoods Properties, Inc.	11,500	444,935
Hoshino Resorts REIT, Inc. (Japan)	59	279,616
Host Hotels & Resorts, Inc.	47,881	798,176
Hudson Pacific Properties, Inc.	24,132	701,276
Inmobiliaria Colonial Socimi SA (Spain)	62,132	579,785
JBG SMITH Properties	119,741	4,168,184
Kilroy Realty Corp.	16,361	1,028,780
Kimco Realty Corp.	44,300	648,995
Macerich Co. (The)	41,126	1,779,933
Mitsui Fudosan Logistics Park, Inc. (Japan)	192	542,200
National Storage REIT (Australia)	197,125	243,336
Nippon Accommodations Fund, Inc. (Japan)	159	768,502
Nippon Prologis REIT, Inc. (Japan)	183	386,764
Paramount Group, Inc.	243,200	3,054,592
Pebblebrook Hotel Trust(a)	64,222	1,818,112
Prologis, Inc.	335,649	19,709,309
PS Business Parks, Inc.	3,700	484,700
Public Storage	41,390	8,377,750

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Rayonier, Inc.	135,600	$3,754,764
Regency Centers Corp.	107,395	6,301,939
Saul Centers, Inc.	22,800	1,076,616
Scentre Group (Australia)	3,320,325	9,108,371
Shaftesbury PLC (United Kingdom)	46,814	495,720
Simon Property Group, Inc.	61,109	10,265,701
SL Green Realty Corp.	102,735	8,124,284
Sunstone Hotel Investors, Inc.	74,477	968,946
Taubman Centers, Inc.	43,200	1,965,168
Terreno Realty Corp.	86,697	3,049,133
Unibail-Rodamco-Westfield (France)	52,404	8,140,332
UNITE Group PLC (The) (United Kingdom)	37,727	388,006
Urban Edge Properties	123,517	2,052,853
Urstadt Biddle Properties, Inc. (Class A Stock)	73,350	1,409,787
VEREIT, Inc.	453,400	3,241,810
Vornado Realty Trust	121,139	7,514,252
Washington Prime Group, Inc.(a)	211,400	1,027,404
Washington Real Estate Investment Trust(a)	50,600	1,163,800
Weingarten Realty Investors	83,544	2,072,727
Weyerhaeuser Co.	185,528	4,055,642

		197,551,019

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.(a)	35,400	4,536,156
Costco Wholesale Corp.	94,079	19,164,833
Kroger Co. (The)(a)	304,700	8,379,250
Seven & i Holdings Co. Ltd. (Japan)	362,700	15,761,677
Sprouts Farmers Market, Inc.*(a)	108,100	2,541,431
Walmart, Inc.	210,365	19,595,500

		69,978,847

Food Products — 1.0%
Bunge Ltd.	138,111	7,380,652
Cal-Maine Foods, Inc.(a)	6,553	277,192
Conagra Brands, Inc.	582,583	12,443,973
Flowers Foods, Inc.(a)	63,000	1,163,610
Kraft Heinz Co. (The)(a)	319,493	13,750,979
Mondelez International, Inc. (Class A Stock)	364,924	14,607,908
Mriya Agro Holding PLC (Ukraine)*^	1,223	16
Mriya Recovery Certificates (Ukraine)^	1,359,527	15,577
Nestle SA (Switzerland)	695,130	56,532,316
Post Holdings, Inc.*(a)	38,500	3,431,505
Sanderson Farms, Inc.(a)	2,400	238,296
TreeHouse Foods, Inc.*(a)	61,100	3,098,381
Tyson Foods, Inc. (Class A Stock)	111,897	5,975,300
Wilmar International Ltd. (Singapore)	3,770,800	8,624,238

		127,539,943

Gas Utilities — 0.2%
Atmos Energy Corp.	75,186	6,971,246
Beijing Enterprises Holdings Ltd. (China)	1,171,000	6,181,058
Chesapeake Utilities Corp.	33,220	2,700,786
ONE Gas, Inc.	45,500	3,621,800
South Jersey Industries, Inc.(a)	81,600	2,268,480

		21,743,370

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	164,155	11,873,331
Align Technology, Inc.*	20,658	4,326,405

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Atrion Corp.	3,000	$2,223,240
Avanos Medical, Inc.*(a)	62,700	2,808,333
Becton, Dickinson & Co.	135,266	30,478,135
Cooper Cos., Inc. (The)	10,035	2,553,908
DexCom, Inc.*	53,600	6,421,280
Elekta AB (Sweden) (Class B Stock)	700,459	8,352,777
GenMark Diagnostics, Inc.*(a)	217,600	1,057,536
GN Store Nord A/S (Denmark)	243,043	9,097,147
Hologic, Inc.*	237,473	9,760,140
Intuitive Surgical, Inc.*	63,161	30,249,066
Koninklijke Philips NV (Netherlands)	774,402	27,453,607
Medtronic PLC	160,733	14,620,274
Penumbra, Inc.*(a)	6,600	806,520
Siemens Healthineers AG (Germany), 144A*	169,525	7,129,620
Stryker Corp.	112,043	17,562,740
Teleflex, Inc.	20,700	5,350,536
West Pharmaceutical Services, Inc.	42,100	4,127,063

		196,251,658

Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc.*(a)	71,200	1,830,551
Anthem, Inc.	89,938	23,620,417
Centene Corp.*	71,839	8,283,037
Cigna Corp.(a)	174,355	33,113,457
CVS Health Corp.	275,780	18,069,106
Diplomat Pharmacy, Inc.*(a)	138,000	1,857,480
Fresenius SE & Co. KGaA (Germany)	308,601	15,054,928
HCA Healthcare, Inc.	97,802	12,171,459
Miraca Holdings, Inc. (Japan)	152,800	3,450,456
Select Medical Holdings Corp.*	130,700	2,006,245
UnitedHealth Group, Inc.	191,156	47,620,783
WellCare Health Plans, Inc.*	38,300	9,042,247

		176,120,166

Health Care Technology — 0.0%
Veeva Systems, Inc. (Class A Stock)*	57,600	5,144,832

Hotels, Restaurants & Leisure — 1.1%
Aramark	102,100	2,957,837
Bloomin’ Brands, Inc.	117,100	2,094,919
Caesars Entertainment Corp.*(a)	86,977	590,574
Choice Hotels International, Inc.(a)	37,000	2,648,460
Compass Group PLC (United Kingdom)	535,630	11,274,798
Darden Restaurants, Inc.	48,042	4,797,474
Domino’s Pizza, Inc.(a)	30,981	7,682,978
Dunkin’ Brands Group, Inc.(a)	43,900	2,814,868
Hilton Worldwide Holdings, Inc.	148,199	10,640,688
Jack in the Box, Inc.	39,300	3,050,859
Las Vegas Sands Corp.	89,000	4,632,450
Lindblad Expeditions Holdings, Inc.*	188,100	2,531,826
Marriott International, Inc. (Class A Stock)	91,361	9,918,150
McDonald’s Corp.	197,953	35,150,514
MGM Resorts International	296,592	7,195,322
Red Robin Gourmet Burgers, Inc.*(a)	63,500	1,696,720
Restaurant Brands International, Inc. (Canada)(a)	102,622	5,367,131
Royal Caribbean Cruises Ltd.	61,583	6,022,202
Starbucks Corp.	130,105	8,378,762
Vail Resorts, Inc.	12,900	2,719,578

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.	114,414	$10,516,935

		142,683,045

Household Durables — 0.4%
Meritage Homes Corp.*	72,400	2,658,528
NVR, Inc.*	5,523	13,459,496
Panasonic Corp. (Japan)	1,227,400	10,994,190
Persimmon PLC (United Kingdom)	404,266	9,967,468
Sony Corp. (Japan)	160,900	7,726,840
Tempur Sealy International, Inc.*(a)	57,300	2,372,220
TRI Pointe Group, Inc.*(a)	254,500	2,781,685

		49,960,427

Household Products — 0.4%
Kimberly-Clark Corp.	196,257	22,361,523
Procter & Gamble Co. (The)	372,949	34,281,472

		56,642,995

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	414,400	9,815,142

Industrial Conglomerates — 1.0%
CK Hutchison Holdings Ltd. (Hong Kong)	1,607,193	15,426,669
DCC PLC (United Kingdom)	147,506	11,273,079
General Electric Co.	2,559,600	19,376,172
Honeywell International, Inc.	206,260	27,251,071
Roper Technologies, Inc.	93,510	24,922,285
Sembcorp Industries Ltd. (Singapore)	1,376,511	2,554,492
Siemens AG (Germany)	285,560	31,957,652

		132,761,420

Insurance — 2.4%
AIA Group Ltd. (Hong Kong)	1,526,200	12,655,174
American International Group, Inc.	557,713	21,979,469
Aviva PLC (United Kingdom)	2,038,941	9,777,007
AXA SA (France)	862,811	18,679,857
Axis Capital Holdings Ltd.	50,800	2,623,311
Brighthouse Financial, Inc.*(a)	29,731	906,201
Chubb Ltd.	228,222	29,481,718
CNA Financial Corp.	114,181	5,041,091
Direct Line Insurance Group PLC (United Kingdom)	3,283,756	13,316,427
Fidelity National Financial, Inc.	193,755	6,091,657
First American Financial Corp.	75,500	3,370,320
Kemper Corp.	34,800	2,310,024
Loews Corp.	35,032	1,594,657
Markel Corp.*	2,200	2,283,710
Marsh & McLennan Cos., Inc.(a)	156,769	12,502,328
MetLife, Inc.	373,866	15,350,938
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	94,509	20,683,252
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	1,356,000	11,984,278
Progressive Corp. (The)	125,045	7,543,965
Prudential PLC (United Kingdom)	999,519	17,902,359
RSA Insurance Group PLC (United Kingdom)	764,604	5,018,802
State Auto Financial Corp.	85,100	2,896,804
Storebrand ASA (Norway)	1,630,949	11,676,804

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Sun Life Financial, Inc. (Canada)	495,777	$16,447,217
Tokio Marine Holdings, Inc. (Japan)	392,500	18,635,920
White Mountains Insurance Group Ltd.(a)	4,100	3,516,529
Willis Towers Watson PLC	132,571	20,132,232
Zurich Insurance Group AG (Switzerland)	52,431	15,686,527

		310,088,578

Interactive Media & Services — 2.0%
Alphabet, Inc. (Class C Stock)*	83,508	86,481,720
Alphabet, Inc. (Class A Stock)*	51,020	53,313,859
ANGI Homeservices, Inc. (Class A Stock)*(a)	192,400	3,091,867
Baidu, Inc. (China), ADR*	39,800	6,312,280
Facebook, Inc. (Class A Stock)*	620,392	81,327,187
IAC/InterActiveCorp.*	18,000	3,294,720
Match Group, Inc.(a)	64,870	2,774,490
NAVER Corp. (South Korea)*	34,341	3,745,529
Tencent Holdings Ltd. (China)	231,400	9,262,052
Yahoo Japan Corp. (Japan)	1,598,900	3,985,847
YY, Inc. (China), ADR*	128,781	7,708,831
Zillow Group, Inc. (Class A Stock)*(a)	53,300	1,675,219
Zillow Group, Inc. (Class C Stock)*(a)	45,600	1,440,048

		264,413,649

Internet & Direct Marketing Retail — 1.5%
Alibaba Group Holding Ltd. (China), ADR*(a)	76,774	10,523,412
Altaba, Inc.*(a)	256,837	14,881,136
Amazon.com, Inc.*	89,711	134,743,231
Booking Holdings, Inc.*	15,984	27,531,161
Etsy, Inc.*	163,400	7,772,938
Zalando SE (Germany), 144A*(a)	155,002	4,001,510

		199,453,388

IT Services — 1.8%
Accenture PLC (Class A Stock)	190,876	26,915,425
Black Knight, Inc.*	208,363	9,388,837
Booz Allen Hamilton Holding Corp.	87,900	3,961,653
Broadridge Financial Solutions, Inc.	4,900	471,625
CoreLogic, Inc.*	77,900	2,603,418
EPAM Systems, Inc.*	32,700	3,793,527
Euronet Worldwide, Inc.*	43,700	4,474,006
Fidelity National Information Services, Inc.	146,474	15,020,909
FleetCor Technologies, Inc.*	15,300	2,841,516
Gartner, Inc.*(a)	65,176	8,332,100
Infosys Ltd. (India), ADR(a)	971,200	9,245,824
Mastercard, Inc. (Class A Stock)	225,147	42,473,982
Okta, Inc.*	12,600	803,880
PayPal Holdings, Inc.*	186,295	15,665,547
Square, Inc. (Class A Stock)*	34,400	1,929,496
VeriSign, Inc.*	34,000	5,041,860
Visa, Inc. (Class A Stock)(a)	473,819	62,515,679
WEX, Inc.*	21,800	3,053,308
Worldpay, Inc. (Class A Stock)*	207,071	15,826,437

		234,359,029

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	166,067	11,202,880
Bruker Corp.	37,880	1,127,688

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	100,215	$22,427,115

		34,757,683

Machinery — 1.0%
AGCO Corp.	48,800	2,716,695
Barnes Group, Inc.	4,700	252,014
Caterpillar, Inc.	47,412	6,024,643
Chart Industries, Inc.*	70,600	4,591,118
EnPro Industries, Inc.	26,700	1,604,670
ESCO Technologies, Inc.	2,000	131,900
Flowserve Corp.(a)	172,180	6,546,284
Fortive Corp.	432,090	29,235,209
Graco, Inc.	70,800	2,962,980
Greenbrier Cos., Inc. (The)(a)	47,000	1,858,380
Hillenbrand, Inc.	74,900	2,840,957
Illinois Tool Works, Inc.	108,919	13,798,948
Knorr-Bremse AG (Germany)*	80,624	7,304,684
Middleby Corp. (The)*(a)	30,000	3,081,900
Mueller Water Products, Inc. (Class A Stock)	212,000	1,929,200
PACCAR, Inc.	322,281	18,415,136
Pentair PLC (United Kingdom)	7,948	300,275
RBC Bearings, Inc.*	18,300	2,399,130
REV Group, Inc.(a)	99,500	747,245
Sandvik AB (Sweden)	15,911	229,077
SMC Corp. (Japan)	24,700	7,454,884
Sun Hydraulics Corp.	44,800	1,486,912
THK Co. Ltd. (Japan)	508,900	9,450,120
Toro Co. (The)	4,000	223,520
Wabtec Corp.(a)	103,511	7,271,648
Wartsila OYJ Abp (Finland)	19,458	310,043
Welbilt, Inc.*	76,200	846,582
Xylem, Inc.	3,800	253,536

		134,267,690

Marine — 0.0%
Kirby Corp.*(a)	43,300	2,916,688

Media — 1.0%
Altice USA, Inc. (Class A Stock)(a)	142,900	2,360,708
Cable One, Inc.(a)	4,400	3,608,440
Charter Communications, Inc. (Class A Stock)*(a)	35,874	10,223,014
Comcast Corp. (Class A Stock)	1,496,283	50,948,436
CyberAgent, Inc. (Japan)	155,200	5,979,050
Eutelsat Communications SA (France)	388,355	7,666,549
GCI Liberty, Inc. (Class A Stock)*	69,600	2,864,736
Liberty Broadband Corp. (Class C Stock)*	245,733	17,700,148
Liberty Global PLC (United Kingdom) (Class C Stock)*	149,632	3,088,404
Liberty Global PLC (United Kingdom) (Class A Stock)*	90,032	1,921,283
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	38,300	1,416,334
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	28,800	1,059,840
Stroeer SE & Co. KGaA (Germany)(a)	118,868	5,768,195
WPP PLC (United Kingdom)	1,071,842	11,599,464

		126,204,601

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Metals & Mining — 0.9%
Acerinox SA (Spain)	37,132	$369,207
Alamos Gold, Inc. (Canada) (Class A Stock)	43,835	157,654
Alumina Ltd. (Australia)	492,573	796,636
Anglo American PLC (South Africa)	88,469	1,977,077
Antofagasta PLC (Chile)	894,522	8,951,340
APERAM SA (Luxembourg)	8,307	219,988
ArcelorMittal (Luxembourg)	39,712	834,521
Aurubis AG (Germany)	4,288	213,449
B2Gold Corp. (Canada)*	198,600	580,438
Barrick Gold Corp. (Canada)	111,524	1,505,558
BHP Group Ltd. (Australia)	380,375	9,136,811
BHP Group PLC (Australia)	584,451	12,394,100
BlueScope Steel Ltd. (Australia)	39,269	302,125
Boliden AB (Sweden)	72,482	1,577,766
Carpenter Technology Corp.(a)	43,300	1,541,913
Centamin PLC (Egypt)	834,142	1,159,014
Centerra Gold, Inc. (Canada)*	23,995	102,996
Commercial Metals Co.	58,000	929,160
Compass Minerals International, Inc.(a)	17,000	708,730
Detour Gold Corp. (Canada)*	18,431	155,662
Dundee Precious Metals, Inc. (Canada)*	71,900	189,599
Evolution Mining Ltd. (Australia)	686,783	1,768,634
First Majestic Silver Corp. (Canada)*(a)	17,934	105,355
First Quantum Minerals Ltd. (Zambia)	53,616	433,578
Fortescue Metals Group Ltd. (Australia)	198,660	585,951
Fortuna Silver Mines, Inc. (Canada)*	152,163	557,292
Franco-Nevada Corp. (Canada), TSX	39,827	2,792,733
Freeport-McMoRan, Inc.	75,600	779,436
Glencore PLC (Switzerland)*	760,555	2,829,179
Guyana Goldfields, Inc. (Canada)*	38,800	45,473
Highland Gold Mining Ltd. (Russia)	67,094	121,311
Hindustan Zinc Ltd. (India)	95,861	382,441
Hudbay Minerals, Inc. (Canada)	20,166	95,424
Independence Group NL (Australia)	2,799,445	7,529,928
KAZ Minerals PLC (Kazakhstan)	37,919	258,106
Kirkland Lake Gold Ltd. (Canada)	99,335	2,590,335
Labrador Iron Ore Royalty Corp. (Canada)	11,996	212,997
Lucara Diamond Corp. (Canada)	178,476	193,484
Lundin Mining Corp. (Chile)	116,465	481,148
New Gold, Inc. (Canada)*(a)	77,330	58,523
Nippon Steel & Sumitomo Metal Corp. (Japan)	46,300	794,210
NMDC Ltd. (India)	208,345	288,977
Norsk Hydro ASA (Norway)	118,338	539,060
Northern Star Resources Ltd. (Australia)	372,704	2,435,669
Nucor Corp.	24,526	1,270,692
Osisko Gold Royalties Ltd. (Canada)	31,804	278,856
OZ Minerals Ltd. (Australia)	68,953	427,378
Petra Diamonds Ltd. (South Africa)*	289,922	139,569
POSCO (South Korea)	6,146	1,340,649
Randgold Resources Ltd. (United Kingdom)	34,446	2,874,866
Regis Resources Ltd. (Australia)	229,662	783,321
Reliance Steel & Aluminum Co.(a)	2,800	199,276
Rio Tinto Ltd. (Australia)	92,369	5,097,230
Rio Tinto PLC (Australia)	102,227	4,882,883
Royal Gold, Inc.	2,566	219,778
Salzgitter AG (Germany)	5,781	170,154
Sandfire Resources NL (Australia)	46,909	220,570
Saracen Mineral Holdings Ltd. (Australia)*	630,875	1,301,242

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
SEMAFO, Inc. (Canada)*	139,000	$300,359
South32 Ltd. (Australia), ASX	3,436,790	8,101,294
Southern Copper Corp. (Peru)(a)	81,306	2,501,786
SSAB AB (Sweden) (Class A Stock)	73,822	255,287
Steel Dynamics, Inc.	89,813	2,697,983
Sumitomo Metal Mining Co. Ltd. (Japan)	252,500	6,756,668
Teck Resources Ltd. (Canada) (Class B Stock)(a)	63,410	1,365,851
Ternium SA (Luxembourg), ADR	11,392	308,723
Topy Industries Ltd. (Japan)	7,800	159,379
Vale SA (Brazil)	122,386	1,610,446
voestalpine AG (Austria)	5,324	160,082
Western Areas Ltd. (Australia)	134,754	189,750
Worthington Industries, Inc.	7,663	266,979

		113,564,039

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.(a)	129,322	1,269,942
Redwood Trust, Inc.	197,700	2,979,339

		4,249,281

Multiline Retail — 0.2%
Dollar General Corp.	90,145	9,742,872
Dollar Tree, Inc.*	59,184	5,345,499
Lojas Renner SA (Brazil)	640,341	7,005,214

		22,093,585

Multi-Utilities — 0.6%
CMS Energy Corp.	8,900	441,885
E.ON SE (Germany)	485,146	4,798,288
Engie SA (France)	1,176,111	16,893,857
National Grid PLC (United Kingdom)	1,166,064	11,355,661
NiSource, Inc.	662,388	16,791,536
Sempra Energy(a)	241,975	26,179,275

		76,460,502

Oil, Gas & Consumable Fuels — 2.1%
BP PLC (United Kingdom)	203,103	1,285,992
BP PLC (United Kingdom), ADR(a)	130,033	4,930,851
Cabot Oil & Gas Corp.	326,631	7,300,203
Cairn Energy PLC (United Kingdom)*	97,966	187,933
Canadian Natural Resources Ltd. (Canada)	8,300	200,279
Centennial Resource Development, Inc. (Class A Stock)*(a)	244,316	2,692,362
Cheniere Energy, Inc.*	27,600	1,633,644
Chevron Corp.	150,043	16,323,178
Concho Resources, Inc.*(a)	81,237	8,350,351
ConocoPhillips	4,900	305,515
Continental Resources, Inc.*	36,850	1,481,002
Diamondback Energy, Inc.(a)	77,256	7,161,672
Enbridge, Inc. (Canada)	8,204	254,980
Encana Corp. (Canada)	35,362	204,392
EOG Resources, Inc.	161,935	14,122,351
Equinor ASA (Norway)	478,575	10,160,382
Exxon Mobil Corp.	961,183	65,543,069
Frontera Energy Corp. (Colombia)*	15,808	154,930
Galp Energia SGPS SA (Portugal)	37,770	598,093
Hess Corp.(a)	150,818	6,108,129
Jagged Peak Energy, Inc.*(a)	18,800	171,456
Kelt Exploration Ltd. (Canada)*	25,500	86,669

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Koninklijke Vopak NV (Netherlands)	8,999	$409,769
Kosmos Energy Ltd. (Ghana)*(a)	371,050	1,510,174
Lundin Petroleum AB (Sweden)	13,333	334,295
Magnolia Oil & Gas Corp.*(a)	14,600	163,666
Marathon Petroleum Corp.(a)	282,611	16,676,875
Matador Resources Co.*(a)	44,400	689,532
Noble Energy, Inc.	10,161	190,620
Occidental Petroleum Corp.	256,354	15,735,009
Phillips 66	4,400	379,060
Pioneer Natural Resources Co.	1,928	253,571
Plains GP Holdings LP (Class A Stock)*	11,490	230,949
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	357,000	21,398,580
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	28,624	233,571
SRC Energy, Inc.*	157,659	740,997
Suncor Energy, Inc. (Canada)(a)	12,100	338,437
Targa Resources Corp.	12,200	439,444
TOTAL SA (France)	655,226	34,673,201
TOTAL SA (France), ADR(a)	224,213	11,699,434
TransCanada Corp. (Canada)(a)	380,130	13,570,641
Tullow Oil PLC (Ghana)*	51,250	117,886
Valero Energy Corp.	10,600	794,682
Whiting Petroleum Corp.*(a)	44,600	1,011,974
WPX Energy, Inc.*	59,800	678,730

		271,528,530

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	87,100	1,935,362
Mondi PLC (United Kingdom)	10,198	212,920
Stora Enso OYJ (Finland) (Class R Stock)	814,825	9,473,383

		11,621,665

Personal Products — 0.5%
Coty, Inc. (Class A Stock)	167,200	1,096,832
Edgewell Personal Care Co.*(a)	59,300	2,214,855
L’Oreal SA (France)	77,806	17,975,872
Pola Orbis Holdings, Inc. (Japan)	168,900	4,546,332
Unilever PLC (United Kingdom)	758,367	39,779,833

		65,613,724

Pharmaceuticals — 3.1%
Allergan PLC	78,264	10,460,766
Astellas Pharma, Inc. (Japan)	1,573,800	20,157,160
Bayer AG (Germany)	359,202	25,148,176
Eli Lilly & Co.	314,183	36,357,257
GlaxoSmithKline PLC (United Kingdom), ADR	504,000	19,257,840
Johnson & Johnson	437,432	56,450,600
Merck & Co., Inc.	623,369	47,631,625
Novartis AG (Switzerland)	506,478	43,458,937
Novo Nordisk A/S (Denmark) (Class B Stock)	165,223	7,590,237
Pacira Pharmaceuticals, Inc.*	71,000	3,054,420
Pfizer, Inc.	1,642,461	71,693,423
Roche Holding AG (Switzerland)	148,816	37,027,366
Sanofi (France)	243,305	21,103,079
TherapeuticsMD, Inc.*(a)	479,100	1,825,371

		401,216,257

COMMON STOCKS (continued)	Shares	Value
Professional Services — 0.3%
ALS Ltd. (Australia)	62,762	$299,084
CoStar Group, Inc.*	10,600	3,575,804
Equifax, Inc.	55,060	5,127,738
Exponent, Inc.	32,800	1,663,288
Nielsen Holdings PLC	278,135	6,488,890
Recruit Holdings Co. Ltd. (Japan)	387,700	9,359,836
TransUnion	122,244	6,943,459

		33,458,099

Real Estate Management & Development — 0.2%
ADO Properties SA (Germany), 144A	6,000	313,773
Hang Lung Properties Ltd. (Hong Kong)	258,000	491,593
Hongkong Land Holdings Ltd. (Hong Kong)	135,600	850,211
Howard Hughes Corp. (The)*(a)	18,100	1,766,922
Hufvudstaden AB (Sweden) (Class A Stock)	41,614	643,902
Hysan Development Co. Ltd. (Hong Kong)	141,000	669,058
Iguatemi Empresa de Shopping Centers SA (Brazil)	23,800	255,455
Jones Lang LaSalle, Inc.	24,700	3,127,020
Kojamo OYJ (Finland)*	27,700	257,735
Mitsubishi Estate Co. Ltd. (Japan)	56,400	886,933
Mitsui Fudosan Co. Ltd. (Japan)	495,100	10,924,806
PSP Swiss Property AG (Switzerland)	9,063	895,095
Realogy Holdings Corp.(a)	133,400	1,958,312
Shurgard Self Storage SA (Belgium)*	9,436	263,216
St. Joe Co. (The)*(a)	101,800	1,340,706
Sun Hung Kai Properties Ltd. (Hong Kong)	81,166	1,157,025

		25,801,762

Road & Rail — 0.2%
Central Japan Railway Co. (Japan)	61,500	12,982,551
Genesee & Wyoming, Inc. (Class A Stock)*	23,300	1,724,666
Kansas City Southern	104,671	9,990,847
Old Dominion Freight Line, Inc.(a)	28,400	3,507,116
YRC Worldwide, Inc.*	241,909	762,013

		28,967,193

Semiconductors & Semiconductor Equipment — 1.9%
Applied Materials, Inc.	199,574	6,534,053
ASML Holding NV (Netherlands), SGMX	66,450	10,485,345
Broadcom, Inc.	156,822	39,876,698
Cabot Microelectronics Corp.	13,900	1,325,365
Cree, Inc.*(a)	64,600	2,763,265
Diodes, Inc.*	68,700	2,216,262
Entegris, Inc.(a)	103,900	2,898,291
Intel Corp.	235,774	11,064,874
KLA-Tencor Corp.	102,021	9,129,859
Lam Research Corp.(a)	75,203	10,240,393
Marvell Technology Group Ltd.	126,717	2,051,548
Maxim Integrated Products, Inc.	70,600	3,590,010
Microchip Technology, Inc.(a)	284,915	20,491,087
Micron Technology, Inc.*	400,900	12,720,557
NVIDIA Corp.	199,367	26,615,495
NXP Semiconductors NV (Netherlands)(a)	212,803	15,594,204
ON Semiconductor Corp.*	215,710	3,561,372
QUALCOMM, Inc.	176,300	10,033,233
Renesas Electronics Corp. (Japan)*	802,100	3,623,256
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,548,749	25,996,002

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	212,658	$20,096,181
Tokyo Electron Ltd. (Japan)	82,200	9,344,874

		250,252,224

Software — 2.5%
CDK Global, Inc.	54,900	2,628,612
CommVault Systems, Inc.*	33,000	1,949,970
Cornerstone OnDemand, Inc.*	35,900	1,810,437
Ellie Mae, Inc.*(a)	38,100	2,393,823
Five9, Inc.*(a)	152,800	6,680,416
Intuit, Inc.	60,906	11,989,346
Microsoft Corp.	1,581,346	160,617,313
Oracle Corp.	253,083	11,426,697
Proofpoint, Inc.*	38,600	3,235,066
RealPage, Inc.*	70,600	3,402,214
Red Hat, Inc.*	97,034	17,043,052
salesforce.com, Inc.*	125,965	17,253,426
ServiceNow, Inc.*(a)	40,570	7,223,489
Splunk, Inc.*	46,100	4,833,585
SPS Commerce, Inc.*	24,000	1,977,120
SS&C Technologies Holdings, Inc.	45,569	2,055,618
Symantec Corp.	1,044,005	19,726,474
Synopsys, Inc.*	155,000	13,057,200
Tableau Software, Inc. (Class A Stock)*	47,460	5,695,200
Ultimate Software Group, Inc. (The)*(a)	21,900	5,362,653
VMware, Inc. (Class A Stock)(a)	88,000	12,067,440
Workday, Inc. (Class A Stock)*(a)	43,100	6,882,208
Zendesk, Inc.*	17,400	1,015,638

		320,326,997

Specialty Retail — 0.9%
AutoZone, Inc.*	10,349	8,675,981
Burlington Stores, Inc.*	39,600	6,441,732
Home Depot, Inc. (The)	198,291	34,070,360
Kingfisher PLC (United Kingdom)	4,207,723	11,135,503
Lowe’s Cos., Inc.	93,196	8,607,583
Michaels Cos., Inc. (The)*(a)	143,600	1,944,344
Murphy USA, Inc.*(a)	28,700	2,199,568
O’Reilly Automotive, Inc.*	33,019	11,369,432
Ross Stores, Inc.	153,059	12,734,509
TJX Cos., Inc. (The)	284,592	12,732,646
Ulta Beauty, Inc.*	24,713	6,050,731

		115,962,389

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	810,207	127,802,052
Dell Technologies, Inc. (Class C Stock)*	8,616	421,064
Hewlett Packard Enterprise Co.	112,213	1,482,334
Samsung Electronics Co. Ltd. (South Korea)	647,892	22,445,538

		152,150,988

Textiles, Apparel & Luxury Goods — 0.6%
Burberry Group PLC (United Kingdom)(a)	542,427	12,007,965
Culp, Inc.	46,500	878,850
Kering SA (France)	24,594	11,597,299
Lululemon Athletica, Inc.*	11,200	1,362,032
Moncler SpA (Italy)	310,006	10,358,013
NIKE, Inc. (Class B Stock)	379,393	28,128,197
Samsonite International SA, 144A*	1,900,800	5,416,109

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Tapestry, Inc.(a)	154,425	$5,211,844

		74,960,309

Thrifts & Mortgage Finance — 0.0%
Beneficial Bancorp, Inc.	116,030	1,658,069
Capitol Federal Financial, Inc.	124,900	1,594,973
PennyMac Financial Services, Inc.	81,880	1,740,769

		4,993,811

Tobacco — 0.4%
Altria Group, Inc.	476,532	23,535,915
Philip Morris International, Inc.	383,365	25,593,447

		49,129,362

Trading Companies & Distributors — 0.3%
GMS, Inc.*	77,700	1,154,622
HD Supply Holdings, Inc.*	132,032	4,953,841
Mitsubishi Corp. (Japan)	499,200	13,711,175
Sumitomo Corp. (Japan)	1,469,200	20,840,277
Watsco, Inc.	4,800	667,872

		41,327,787

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	145,934	13,246,429
California Water Service Group	72,300	3,445,818

		16,692,247

Wireless Telecommunication Services — 0.2%
SoftBank Group Corp. (Japan)	102,600	6,799,135
T-Mobile US, Inc.*	86,300	5,489,543
Vodafone Group PLC (United Kingdom), ADR(a)	957,304	18,456,821

		30,745,499

TOTAL COMMON STOCKS (cost $6,262,879,435)		6,804,985,389

PREFERRED STOCKS — 0.0%
Chemicals — 0.0%
International Flavors & Fragrances, Inc., CVT, 6.000%	2,997	151,948

Electric Utilities — 0.0%
NextEra Energy, Inc., CVT, 6.123%(a)	27,737	1,598,761

Equity Real Estate Investment Trusts (REITs) — 0.0%
Crown Castle International Corp., CVT, 6.875%	1,200	1,262,700

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., CVT, 6.125%	22,600	1,303,342

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany), (PRFC)	1,508	165,152

Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp., CVT, 7.000%	8,350	761,604

Multi-Utilities — 0.0%
DTE Energy Co., CVT, 6.500%	4,600	237,636
Sempra Energy, CVT, 6.000%	15,126	1,438,634

		1,676,270

TOTAL PREFERRED STOCKS (cost $6,637,240)		6,919,777

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 3.1%
Automobiles — 0.8%
Ally Auto Receivables Trust,
Series 2015-2, Class D, 144A
3.010%	03/15/22	535	$534,831
Series 2017-2, Class B
2.330%	06/15/22	575	568,626
AmeriCredit Automobile Receivables Trust,
Series 2015-3, Class B
2.080%	09/08/20	371	370,452
Series 2015-4, Class C
2.880%	07/08/21	2,780	2,774,836
Series 2016-1, Class A3
1.810%	10/08/20	2	2,109
Series 2016-2, Class C
2.870%	11/08/21	890	887,619
Series 2017-1, Class C
2.710%	08/18/22	930	921,392
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	889	882,885
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-2A, Class A, 144A
2.970%	02/20/20	1,410	1,409,395
Series 2014-1A, Class A, 144A
2.460%	07/20/20	3,685	3,674,201
Series 2015-2A, Class A, 144A
2.630%	12/20/21	2,425	2,397,872
Series 2017-1A, Class A, 144A
3.070%	09/20/23	2,550	2,528,825
Series 2018-2A, Class A, 144A
4.000%	03/20/25	8,675	8,852,516
Capital Auto Receivables Asset Trust,
Series 2015-4, Class A4
2.010%	07/20/20	3,680	3,675,451
Chrysler Capital Auto Receivables Trust,
Series 2016-BA, Class A3, 144A
1.640%	07/15/21	968	963,703
Enterprise Fleet Financing LLC,
Series 2016-2, Class A2, 144A
1.740%	02/22/22	430	428,655
Series 2017-2, Class A2, 144A
1.970%	01/20/23	1,064	1,055,741
Series 2017-3, Class A2, 144A
2.130%	05/22/23	1,871	1,854,634
Series 2018-1, Class A2, 144A
2.870%	10/20/23	1,960	1,953,841
Ford Credit Auto Lease Trust,
Series 2017-A, Class A3
1.880%	04/15/20	2,212	2,207,005
Ford Credit Auto Owner Trust,
Series 2018-1, Class C, 144A
3.490%	07/15/31	3,425	3,384,149
Ford Credit Floorplan Master Owner Trust,
Series 2017-3, Class A
2.480%	09/15/24	4,275	4,191,320
GM Financial Automobile Leasing Trust,
Series 2016-2, Class B
2.080%	03/20/20	2,275	2,271,148
Series 2016-2, Class C
2.580%	03/20/20	1,390	1,388,128

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
GM Financial Consumer Automobile Receivables Trust,
Series 2018-2, Class B
3.120%	12/18/23	2,500	$2,509,777
GMF Floorplan Owner Revolving Trust,
Series 2016-1, Class B, 144A
2.410%	05/17/21	1,370	1,365,741
Series 2016-1, Class C, 144A
2.850%	05/17/21	530	529,078
Series 2018-4, Class A1, 144A
3.500%	09/15/23	5,185	5,251,521
Huntington Auto Trust,
Series 2016-1, Class A4
1.930%	04/15/22	2,640	2,613,385
Hyundai Auto Lease Securitization Trust,
Series 2016-B, Class A4, 144A
1.680%	04/15/20	252	252,223
Series 2017-C, Class A3, 144A
2.120%	02/16/21	2,260	2,243,703
Mercedes-Benz Auto Lease Trust,
Series 2016-B, Class A3
1.350%	08/15/19	113	113,439
Series 2017-A, Class A3
1.790%	04/15/20	3,980	3,968,066
Nissan Auto Lease Trust,
Series 2017-A, Class A3
1.910%	04/15/20	1,850	1,840,775
Santander Drive Auto Receivables Trust,
Series 2014-4, Class D
3.100%	11/16/20	491	491,181
Series 2015-2, Class E, 144A
4.020%	09/15/22	5,025	5,043,455
Series 2015-3, Class E, 144A
4.500%	06/17/23	4,360	4,397,546
Series 2015-4, Class C
2.970%	03/15/21	624	623,818
Series 2017-1, Class B
2.100%	06/15/21	637	635,346
Series 2017-1, Class C
2.580%	05/16/22	825	820,382
Series 2018-1, Class C
2.960%	03/15/24	1,810	1,801,805
Series 2018-2, Class B
3.030%	09/15/22	3,250	3,246,300
Series 2018-2, Class C
3.350%	07/17/23	2,050	2,052,144
Series 2018-5, Class B
3.520%	12/15/22	2,585	2,586,726
SMART Trust (Australia),
Series 2016-2US, Class A3A
1.710%	03/15/21	4,128	4,081,450
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4, 144A
1.780%	01/15/21	1,769	1,761,755
World Omni Auto Receivables Trust,
Series 2018-B, Class B
3.170%	01/15/25	2,635	2,620,531

			100,029,481

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 0.9%
Allegro CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR, 3 Month LIBOR + 0.840%, 144A
3.330%(c)	07/25/27	4,460	$4,440,476
Babson CLO Ltd. (Cayman Islands),
Series 2013-IA, Class AR, 3 Month LIBOR + 0.800%, 144A
3.269%(c)	01/20/28	4,935	4,872,861
Series 2016-2A, Class AR, 3 Month LIBOR + 1.080%, 144A
3.559%(c)	07/20/28	4,150	4,145,522
Betony CLO Ltd. (Cayman Islands),
Series 2018-1A, Class A1, 3 Month LIBOR + 1.080%, 144A
3.600%(c)	04/30/31	4,975	4,898,123
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR, 3 Month LIBOR + 1.000%, 144A
3.469%(c)	04/20/27	10,450	10,386,134
Series 2015-3A, Class A1R, 3 Month LIBOR + 1.000%, 144A
3.509%(c)	07/28/28	5,090	5,042,334
CIFC Funding Ltd. (Cayman Islands),
Series 2015-4A, Class A1R, 3 Month LIBOR + 1.150%, 144A
3.766%(c)	10/20/27	4,065	4,065,000
Series 2015-5A, Class A1R, 3 Month LIBOR + 0.860%, 144A
3.350%(c)	10/25/27	6,240	6,167,268
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 3 Month LIBOR + 0.790%, 144A
3.406%(c)	11/15/26	5,160	5,121,196
Golub Capital Partners CLO 39B Ltd. (Cayman Islands),
Series 2018-39A, Class A1, 3 Month LIBOR + 1.150%, 144A
3.610%(c)	10/20/28	6,160	6,120,317
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2014-3A, Class AR, 3 Month LIBOR + 1.100%, 144A
3.569%(c)	10/22/25	4,205	4,205,455
KKR CLO Ltd. (Cayman Islands),
Series 13, Class A1R, 3 Month LIBOR + 0.800%, 144A
3.236%(c)	01/16/28	5,955	5,906,695
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class BR, 3 Month LIBOR + 1.200%, 144A
3.645%(c)	01/18/28	4,165	4,046,598
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A
3.286%(c)	01/15/28	5,705	5,648,491
OCP CLO Ltd. (Cayman Islands),
Series 2014-7A, Class A1RR, 3 Month LIBOR + 1.120%, 144A
3.589%(c)	07/20/29	4,460	4,429,038

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 3 Month LIBOR + 0.850%, 144A
3.286%(c)	07/15/27	4,240	$4,188,892
Series 2015-1A, Class A2R, 3 Month LIBOR + 1.000%, 144A
3.436%(c)	07/15/27	6,465	6,383,902
OZLM Ltd. (Cayman Islands),
Series 2014-7RA, Class A1R, 3 Month LIBOR + 1.010%, 144A
3.459%(c)	07/17/29	10,835	10,711,017
Symphony CLO Ltd. (Cayman Islands),
Series 2016-17A, Class AR, 3 Month LIBOR + 0.880%, 144A
3.316%(c)	04/15/28	8,415	8,348,702
Voya CLO Ltd. (Cayman Islands),
Series 2016-1A, Class A2R, 3 Month LIBOR + 1.300%, 144A
3.769%(c)	01/20/31	4,840	4,640,412

			113,768,433

Credit Cards — 0.2%
American Express Credit Account Master Trust,
Series 2017-7, Class B
2.540%	05/15/25	2,785	2,732,245
Barclays Dryrock Issuance Trust,
Series 2018-1, Class A, 1 Month LIBOR + 0.330%
2.785%(c)	07/15/24	11,550	11,516,828
Synchrony Card Issuance Trust,
Series 2018-A1, Class A
3.380%	09/15/24	10,860	10,958,676
Synchrony Credit Card Master Note Trust,
Series 2015-1, Class B
2.640%	03/15/23	3,690	3,662,739
Series 2015-4, Class B
2.620%	09/15/23	1,835	1,814,929

			30,685,417

Equipment — 0.1%
Ascentium Equipment Receivables Trust,
Series 2016-1A, Class A3, 144A
1.920%	12/10/19	70	69,813
Series 2017-1A, Class A2, 144A
1.870%	07/10/19	22	21,571
Series 2017-1A, Class A3, 144A
2.290%	06/10/21	460	456,545
CCG Receivables Trust,
Series 2016-1, Class A2, 144A
1.690%	09/14/22	571	569,025
Series 2017-1, Class A2, 144A
1.840%	11/14/23	1,889	1,873,299
CNH Equipment Trust,
Series 2016-C, Class A3
1.440%	12/15/21	842	832,719
GreatAmerica Leasing Receivables Funding LLC,
Series 2017-1, Class A3, 144A
2.060%	06/22/20	339	337,855

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment (continued)
MMAF Equipment Finance LLC,
Series 2014-AA, Class A4, 144A
1.590%	02/08/22	1,681	$1,667,662
Series 2015-AA, Class A4, 144A
1.930%	07/16/21	1,244	1,238,801
Series 2016-AA, Class A4, 144A
1.760%	01/17/23	4,735	4,644,616
Series 2017-AA, Class A2, 144A
1.730%	05/18/20	73	73,246
Volvo Financial Equipment LLC,
Series 2016-1A, Class A3, 144A
1.670%	02/18/20	1,432	1,428,697
Volvo Financial Equipment Master Owner Trust,
Series 2017-A, Class A, 1 Month LIBOR + 0.500%, 144A
2.955%(c)	11/15/22	1,470	1,473,110

			14,686,959

Other — 0.2%
Diamond Resorts Owner Trust,
Series 2015-2, Class A, 144A
2.990%	05/22/28	887	884,842
DRIVEN BRANDS FUNDING LLC,
Series 2015-1A, Class A2, 144A
5.216%	07/20/45	3,094	3,212,935
Elara HGV Timeshare Issuer LLC,
Series 2014-A, Class A, 144A
2.530%	02/25/27	525	517,891
Hardee’s Funding LLC,
Series 2018-1A, Class A2I, 144A
4.250%	06/20/48	6,357	6,427,939
Hilton Grand Vacations Trust,
Series 2014-AA, Class A, 144A
1.770%	11/25/26	786	773,203
Series 2017-AA, Class A, 144A
2.660%	12/26/28	709	701,968
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 144A
3.610%	07/30/47	696	694,217
MVW Owner Trust,
Series 2013-1A, Class A, 144A
2.150%	04/22/30	132	130,280
Series 2014-1A, Class A, 144A
2.250%	09/22/31	264	259,388
Series 2015-1A, Class A, 144A
2.520%	12/20/32	1,545	1,521,278
Sierra Timeshare Receivables Funding LLC,
Series 2014-2A, Class A, 144A
2.050%(cc)	06/20/31	341	340,735
Series 2015-2A, Class A, 144A
2.430%	06/20/32	838	825,806
Series 2015-3A, Class A, 144A
2.580%	09/20/32	1,584	1,568,170
Utility Debt Securitization Authority,
Series 2013-T, Class T1
2.042%	06/15/21	818	815,342
Verizon Owner Trust,
Series 2017-1A, Class A, 144A
2.060%	09/20/21	5,195	5,156,260
Series 2017-1A, Class C, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
2.650%	09/20/21	2,025	$2,011,898
Series 2017-3A, Class B, 144A
2.380%	04/20/22	5,120	5,064,826

			30,906,978

Residential Mortgage-Backed Securities — 0.5%
Bayview Mortgage Fund IVc Trust,
Series 2017-RT3, Class A, 144A
3.500%(cc)	01/28/58	2,033	2,012,735
Bayview Opportunity Master Fund IVa Trust,
Series 2017-RT1, Class A1, 144A
3.000%(cc)	03/28/57	628	614,674
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL4, Class A, 144A
3.500%(cc)	01/28/55	758	751,153
Mill City Mortgage Loan Trust,
Series 2016-1, Class A1, 144A
2.500%(cc)	04/25/57	1,095	1,071,265
Series 2017-2, Class A1, 144A
2.750%(cc)	07/25/59	2,485	2,438,042
Series 2018-1, Class A1, 144A
3.250%(cc)	05/25/62	2,867	2,837,173
Towd Point Mortgage Trust,
Series 2015-3, Class A1B, 144A
3.000%(cc)	03/25/54	1,217	1,203,577
Series 2015-4, Class A1B, 144A
2.750%(cc)	04/25/55	1,356	1,336,842
Series 2015-4, Class M1, 144A
3.750%(cc)	04/25/55	5,670	5,695,118
Series 2015-5, Class A1B, 144A
2.750%(cc)	05/25/55	1,052	1,036,404
Series 2016-1, Class A1B, 144A
2.750%(cc)	02/25/55	1,376	1,357,429
Series 2016-1, Class A3B, 144A
3.000%(cc)	02/25/55	1,837	1,815,128
Series 2016-2, Class A1A, 144A
2.750%(cc)	08/25/55	1,389	1,361,397
Series 2016-4, Class A1, 144A
2.250%(cc)	07/25/56	2,184	2,121,354
Series 2017-1, Class A1, 144A
2.750%(cc)	10/25/56	2,082	2,036,785
Series 2017-1, Class M1, 144A
3.750%(cc)	10/25/56	3,850	3,780,042
Series 2017-2, Class A1, 144A
2.750%(cc)	04/25/57	1,055	1,031,796
Series 2017-3, Class A1, 144A
2.750%(cc)	07/25/57	1,972	1,919,750
Series 2017-5, Class A1, 1 Month LIBOR + 0.600%, 144A
2.915%(c)	02/25/57	2,136	2,124,114
Series 2018-1, Class A1, 144A
3.000%(cc)	01/25/58	488	478,803
Series 2018-2, Class A1, 144A
3.250%(cc)	03/25/58	9,730	9,586,644
Series 2018-3, Class A1, 144A
3.750%(cc)	05/25/58	11,165	11,157,744

			57,767,969

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans — 0.4%
Navient Private Education Loan Trust,
Series 2017-A, Class A2A, 144A
2.880%	12/16/58	1,580	$1,546,035
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	3,395	3,370,301
Navient Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 0.700%, 144A
3.206%(c)	02/25/70	6,874	6,855,876
Series 2018-1A, Class A2, 1 Month LIBOR + 0.350%, 144A
2.856%(c)	03/25/67	2,905	2,901,764
Series 2018-2A, Class A2, 1 Month LIBOR + 0.380%, 144A
2.886%(c)	03/25/67	7,475	7,477,298
SLM Student Loan Trust,
Series 2008-4, Class A4, 3 Month LIBOR + 1.650%
4.140%(c)	07/25/22	255	258,543
Series 2008-5, Class A4, 3 Month LIBOR + 1.700%
4.190%(c)	07/25/23	3,878	3,940,131
Series 2008-9, Class A, 3 Month LIBOR + 1.500%
3.990%(c)	04/25/23	3,550	3,568,116
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 144A
2.980%	07/15/27	1,859	1,855,458
Series 2015-C, Class A3, 1 Month LIBOR + 1.950%, 144A
4.405%(c)	08/16/32	4,305	4,433,181
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	1,141	1,140,800
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	2,769	2,711,556
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	1,820	1,758,818
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	6,545	6,555,704
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	4,700	4,731,569

			53,105,150

TOTAL ASSET-BACKED SECURITIES (cost $403,876,581)			400,950,387

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.1%
225 Liberty Street Trust,
Series 2016-225L, Class A, 144A
3.597%	02/10/36	1,640	1,636,045
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class A, 1 Month LIBOR + 0.880%, 144A
3.335%(c)	09/15/34	6,445	6,380,594
Ashford Hospitality Trust,
Series 2018-ASHF, Class A, 1 Month LIBOR + 0.900%, 144A
3.355%(c)	04/15/35	4,024	3,993,317
Series 2018-ASHF, Class B, 1 Month LIBOR + 1.250%, 144A
3.705%(c)	04/15/35	3,185	3,152,137

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 1 Month LIBOR + 0.930%, 144A
3.385%(c)	12/15/36	7,055	$6,992,948
Aventura Mall Trust,
Series 2018-AVM, Class A, 144A
4.112%(cc)	07/05/40	10,860	11,199,907
BAMLL Commercial Mortgage Securities Trust,
Series 2018-PARK, Class A, 144A
4.091%(cc)	08/10/38	11,805	12,261,616
BANK,
Series 2017-BNK4, Class B
3.999%	05/15/50	2,020	2,015,424
Series 2017-BNK5, Class C
4.259%(cc)	06/15/60	1,580	1,554,512
Series 2017-BNK9, Class B
4.031%(cc)	11/15/54	6,500	6,479,405
Benchmark Mortgage Trust,
Series 2018-B3, Class AS
4.195%(cc)	04/10/51	2,165	2,193,435
BX Trust,
Series 2017-IMC, Class A, 1 Month LIBOR + 1.050%, 144A
3.505%(c)	10/15/32	6,005	5,941,533
Series 2018-BILT, Class A, 1 Month LIBOR + 0.800%, 144A
3.255%(c)	05/15/30	5,200	5,161,735
BXP Trust,
Series 2017-GM, Class A, 144A
3.379%	06/13/39	6,290	6,140,231
CD Mortgage Trust,
Series 2018-CD7, Class C
4.851%(cc)	08/15/51	2,475	2,483,064
CGGS Commercial Mortgage Trust,
Series 2018-WSS, Class B, 1 Month LIBOR + 1.100%, 144A
3.555%(c)	02/15/37	3,400	3,337,508
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	3,000	3,025,820
Series 2015-GC27, Class A5
3.137%	02/10/48	2,205	2,167,291
Series 2015-GC27, Class AS
3.571%	02/10/48	1,190	1,185,827
Series 2016-P3, Class A3
3.063%	04/15/49	2,675	2,596,674
Series 2018-B2, Class C
4.674%(cc)	03/10/51	2,545	2,514,833
Series 2016-GC36, Class B
4.756%(cc)	02/10/49	4,500	4,685,914
Commercial Mortgage Pass-Through Certificates,
Series 2016-CR28, Class A4
3.762%	02/10/49	6,395	6,469,451
Commercial Mortgage Trust,
Series 2012-CR3, Class A3
2.822%	10/15/45	931	916,605

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-TWC, Class A, 1 Month LIBOR + 0.850%, 144A
3.237%(c)	02/13/32	1,950	$1,944,159
Series 2015-CR25, Class C
4.544%(cc)	08/10/48	1,700	1,660,715
Series 2015-LC21, Class B
4.300%(cc)	07/10/48	3,055	3,109,922
Series 2015-LC23, Class A2
3.221%	10/10/48	7,785	7,805,940
Series 2015-LC23, Class AM
4.158%(cc)	10/10/48	4,935	4,994,643
Series 2015-PC1, Class B
4.440%(cc)	07/10/50	1,505	1,513,546
Series 2016-DC2, Class A5
3.765%	02/10/49	1,810	1,828,085
CSAIL Commercial Mortgage Trust,
Series 2016-C6, Class A5
3.090%	01/15/49	2,795	2,702,254
CSMC Trust,
Series 2015-GLPB, Class B, 144A
3.811%(cc)	11/15/34	3,875	3,893,267
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	2,820	2,766,660
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class BFX, 144A
3.382%(cc)	12/15/34	520	517,656
Series 2015-NRF, Class CFX, 144A
3.382%(cc)	12/15/34	523	518,475
Series 2015-NRF, Class DFX, 144A
3.382%(cc)	12/15/34	518	511,339
Great Wolf Trust,
Series 2017-WOLF, Class A, 1 Month LIBOR + 0.850%, 144A
3.455%(c)	09/15/34	7,715	7,580,518
Series 2017-WOLF, Class B, 1 Month LIBOR + 1.100%, 144A
3.655%(c)	09/15/34	3,940	3,884,302
GS Mortgage Securities Corp. II,
Series 2018-GS9, Class AS
4.141%(cc)	03/10/51	2,945	2,994,031
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	2,065	2,095,534
Series 2015-GC34, Class A4
3.506%	10/10/48	4,515	4,501,715
Hilton Orlando Trust,
Series 2018-ORL, Class A, 1 Month LIBOR + 0.770%, 144A
3.225%(c)	12/15/34	6,790	6,737,777
Hospitality Mortgage Trust,
Series 2017-HIT, Class A, 1 Month LIBOR + 0.850%, 144A
3.237%(c)	05/08/30	1,390	1,369,520
Independence Plaza Trust,
Series 2018-INDP, Class B, 144A
3.911%	07/10/35	4,555	4,586,895
Series 2018-INDP, Class C, 144A
4.158%	07/10/35	10,025	10,083,117

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
InTown Hotel Portfolio Trust,
Series 2018-STAY, Class A, 1 Month LIBOR + 0.700%, 144A
3.155%(c)	01/15/33	1,525	$1,512,465
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class B
4.341%(cc)	08/15/47	2,630	2,633,303
Series 2014-C22, Class A4
3.801%	09/15/47	9,570	9,727,551
Series 2014-C24, Class A5
3.639%	11/15/47	895	902,567
Series 2015-C31, Class A3
3.801%	08/15/48	5,253	5,344,769
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2017-JP5, Class AS
3.876%(cc)	03/15/50	5,285	5,229,420
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class A3
2.829%	10/15/45	2,052	2,015,975
Series 2013-LC11, Class A5
2.960%	04/15/46	2,530	2,491,135
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	825	837,199
Series 2017-C34, Class C
4.186%(cc)	11/15/52	2,065	1,966,124
Morgan Stanley Capital I Trust,
Series 2015-MS1, Class AS
4.031%(cc)	05/15/48	325	333,632
Series 2017-H1, Class AS
3.773%	06/15/50	3,875	3,824,419
Morgan Stanley Capital I, Inc.,
Series 2017-JWDR, Class A, 1 Month LIBOR + 0.850%, 144A
3.305%(c)	11/15/34	2,165	2,140,575
Series 2017-JWDR, Class B, 1 Month LIBOR + 1.200%, 144A
3.655%(c)	11/15/34	2,180	2,157,897
MSCG Trust,
Series 2018-SELF, Class A, 1 Month LIBOR + 0.900%, 144A
3.355%(c)	10/15/37	4,610	4,552,348
One Market Plaza Trust,
Series 2017-1MKT, Class A, 144A
3.614%	02/10/32	1,820	1,827,524
Palisades Center Trust,
Series 2016-PLSD, Class A, 144A
2.713%	04/13/33	6,255	6,148,569
RETL,
Series 2018-RVP, Class A, 1 Month LIBOR + 1.100%, 144A
3.555%(c)	03/15/33	2,191	2,186,293
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class C
4.247%(cc)	07/15/58	545	530,860
Series 2015-SG1, Class A4
3.789%	09/15/48	3,110	3,147,469

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-C33, Class A3
3.162%	03/15/59		2,675	$2,607,937
Series 2016-C34, Class A4
3.096%	06/15/49		3,795	3,661,928
Series 2016-LC24, Class AS
3.367%	10/15/49		8,995	8,574,579
Series 2017-C38, Class A5
3.453%	07/15/50		4,195	4,113,730
Series 2017-C38, Class AS
3.665%(cc)	07/15/50		1,804	1,773,610
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class AS
4.271%	03/15/47		2,775	2,873,668
Series 2014-C19, Class B
4.723%(cc)	03/15/47		969	1,000,985
Series 2014-C19, Class A5
4.101%	03/15/47		3,500	3,618,462
Series 2014-C20, Class A4
3.723%	05/15/47		2,775	2,818,586
Worldwide Plaza Trust,
Series 2017-WWP, Class A, 144A
3.526%	11/10/36		4,105	4,046,140

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $281,796,606)				276,685,615

CONVERTIBLE BONDS — 0.0%
Auto Manufacturers — 0.0%
Tesla, Inc.,
Sr. Unsec’d. Notes
1.250%	03/01/21	(a)	565	634,671

Energy-Alternate Sources — 0.0%
Tesla Energy Operations, Inc.,
Sr. Unsec’d. Notes
1.625%	11/01/19		575	538,251

Internet — 0.0%
Ctrip.com International Ltd. (China),
Sr. Unsec’d. Notes
1.250%	09/15/22		820	792,855

TOTAL CONVERTIBLE BONDS (cost $1,886,756)				1,965,777

CORPORATE BONDS — 14.8%
Advertising — 0.2%
Lamar Media Corp.,
Gtd. Notes
5.750%	02/01/26	(a)	725	734,063
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24	(a)	2,113	1,922,830
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26		2,775	2,655,863
3.650%	11/01/24		5,655	5,477,237
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22		1,810	1,760,116

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Advertising (continued)
3.750%	09/19/24		5,825	$5,443,640
4.750%	11/21/21		3,445	3,508,362

				21,502,111

Aerospace & Defense — 0.2%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.870%	02/23/22		4,390	4,454,871
6.150%	08/15/20		5,075	5,177,027
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	10/15/22	(a)	765	717,188
8.750%	12/01/21		1,625	1,673,750
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.900%	03/01/25		6,305	6,051,511
TransDigm UK Holdings PLC,
Gtd. Notes, 144A
6.875%	05/15/26		740	704,850
Triumph Group, Inc.,
Gtd. Notes
5.250%	06/01/22		215	187,050
7.750%	08/15/25		925	816,313

				19,782,560

Agriculture — 0.2%
Adecoagro SA (Argentina),
Sr. Unsec’d. Notes, 144A
6.000%	09/21/27		1,055	894,113
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.750%	09/25/27		5,350	4,757,744
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		5,615	5,531,140
Mriya Farming PLC (United Kingdom),
Sub. Notes, EMTN, 144A
0.500%(cc)	12/31/25^		158	9,202
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
3.250%	11/01/22		2,685	2,605,479
4.000%	06/12/22		2,604	2,575,932
5.700%	08/15/35		208	203,097
5.850%	08/15/45		3,228	2,998,908
6.150%	09/15/43		229	223,185
7.250%	06/15/37		610	665,773

				20,464,573

Airlines — 0.3%
Air Canada (Canada),
Gtd. Notes, 144A
7.750%	04/15/21		525	555,056
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		2,111	2,094,471
American Airlines 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
5.625%	07/15/22		102	103,034

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
American Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.375%	04/01/24		349	$344,107
American Airlines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	11/01/24		3,962	3,819,879
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		2,740	2,690,308
American Airlines 2016-3 Class B Pass-Through Trust,
Pass-Through Certificates
3.750%	04/15/27		2,835	2,721,396
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31		2,009	1,898,554
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27		4,225	4,086,604
Azul Investments LLP (Brazil),
Gtd. Notes, 144A
5.875%	10/26/24	(a)	2,275	2,124,304
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20		53	52,879
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20		68	68,854
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22		6,760	6,615,270
4.375%	04/19/28		5,425	5,198,795
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26	(a)	1,457	1,509,248
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		1,562	1,573,698

				35,456,457

Auto Manufacturers — 0.2%
Aston Martin Capital Holdings Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
6.500%	04/15/22		1,515	1,431,675
General Motors Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
3.389%(c)	08/07/20		3,510	3,474,601
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26		1,810	1,625,057
4.350%	04/09/25		1,745	1,653,310
Sr. Unsec’d. Notes
4.200%	11/06/21		4,255	4,253,085
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	5,880	5,108,250

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
4.625%	11/13/25			5,775	$5,708,864

					23,254,842

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)		515	468,650
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25			440	410,300
6.500%	06/01/26			800	767,000
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	01/23/25			1,485	1,384,777

					3,030,727

Banks — 2.2%
Akbank TAS (Turkey),
Sr. Unsec’d. Notes, MTN
5.125%	03/31/25			1,700	1,491,866
Sub. Notes, MTN
7.200%(ff)	03/16/27			2,000	1,755,423
Banco de Bogota SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.375%	08/03/27			5,600	5,145,056
Banco de Galicia y Buenos Aires SA (Argentina),
Sub. Notes, 144A
8.250%(ff)	07/19/26			2,330	2,137,798
Banco do Brasil SA (Brazil),
Jr. Sub. Notes
9.000%(ff)	—	(rr)		2,300	2,337,673
Banco Macro SA (Argentina),
Sr. Unsec’d. Notes, 144A
17.500%	05/08/22		ARS	3,700	63,861
Sub. Notes, 144A
6.750%(ff)	11/04/26			2,275	1,837,063
Banco Nacional de Comercio Exterior SNC (Mexico),
Sub. Notes, 144A
3.800%(ff)	08/11/26			1,865	1,781,094
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22			1,550	1,542,712
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.800%	02/23/28			2,000	1,778,945
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27			26,915	24,913,744
3.824%(ff)	01/20/28			11,510	11,165,861
Barclays Bank PLC (United Kingdom),
Sub. Notes
5.140%	10/14/20			4,370	4,417,302
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23			4,680	4,496,807
4.610%(ff)	02/15/23			5,240	5,195,780
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
4.338%(ff)	05/16/24		2,155	$2,095,191
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	04/10/24		5,305	5,218,794
Sub. Notes
5.125%(ff)	01/18/33		900	780,749
5.350%(ff)	11/12/29		600	551,999
BPCE SA (France),
Sub. Notes, MTN, 144A
4.500%	03/15/25		7,230	6,996,838
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.125%	03/09/21		500	492,500
5.250%	03/07/25		540	527,850
Sub. Notes
6.125%	03/09/28	(a)	490	487,550
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.876%(ff)	07/24/23		8,310	8,041,824
3.200%	10/21/26		11,235	10,372,022
3.887%(ff)	01/10/28		7,560	7,294,711
Credit Agricole SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24		7,390	6,909,529
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes
7.125%(ff)	—	(rr)	1,025	1,012,188
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
2.000%	09/08/21		2,400	2,271,012
Sr. Unsec’d. Notes, MTN, 144A
2.700%	03/02/22		1,715	1,643,221
DNB Bank ASA (Norway),
Jr. Sub. Notes
6.500%(ff)	—	(rr)	730	716,678
Emirates NBD Tier 1 Ltd. (United Arab Emirates),
Gtd. Notes
5.750%(ff)	—	(rr)	1,400	1,397,026
First Abu Dhabi Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
5.250%(ff)	—	(rr)	6,300	6,295,766
FirstRand Bank Ltd. (South Africa),
Sub. Notes
6.250%(ff)	04/23/28		1,000	981,299
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	11/15/24		620	531,650
8.250%	04/15/25		410	350,550
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.908%(ff)	06/05/23		8,720	8,371,114
3.500%	11/16/26		14,610	13,494,541
3.691%(ff)	06/05/28		8,450	7,853,180
Grupo Financiero Santander Mexico SAB de CV (Mexico),
Jr. Sub. Notes
8.500%(ff)	—	(rr)	1,500	1,558,125
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.650%	01/05/22		3,240	3,143,216

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
2.950%	05/25/21		4,640	$4,580,208
3.950%(ff)	05/18/24		5,605	5,574,733
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, MTN, 144A
6.125%(ff)	—	(rr)	655	614,063
6.500%(ff)	—	(rr)	850	804,313
Sub. Notes, MTN
5.650%	03/19/22		955	979,829
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.950%	10/01/26		19,905	18,382,830
3.200%	06/15/26		2,385	2,246,111
3.300%	04/01/26		1,840	1,752,293
3.900%	07/15/25		5,415	5,365,858
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
3.717%(c)	10/24/23		9,410	9,407,624
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		11,070	10,520,904
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		11,120	11,100,399
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		480	443,824
Sub. Notes, MTN
4.875%	11/01/22		13,740	14,158,968
5.000%	11/24/25		1,620	1,651,861
Provident Funding Associates LP/PFG Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	06/15/25		850	765,000
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.498%(ff)	05/15/23		6,368	6,123,579
3.875%	09/12/23		4,060	3,892,271
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sub. Notes
8.500%	10/16/23		1,500	1,498,125
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.571%	01/10/23		3,845	3,680,385
Standard Chartered PLC (United Kingdom),
Jr. Sub. Notes, 144A
7.500%(ff)	—	(rr)	985	987,463
TC Ziraat Bankasi A/S (Turkey),
Sr. Unsec’d. Notes
4.250%	07/03/19		500	493,871
Sr. Unsec’d. Notes, MTN
4.750%	04/29/21		3,795	3,577,121
5.125%	05/03/22		1,305	1,194,832
5.125%	09/29/23		900	793,835
Turkiye Garanti Bankasi A/S (Turkey),
Sub. Notes
6.125%(ff)	05/24/27		2,900	2,476,251
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
2.859%(ff)	08/15/23		2,335	2,245,769
4.125%	09/24/25		2,835	2,824,517

				287,586,945

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
3.650%	02/01/26		11,705	$11,067,642

Building Materials — 0.2%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22		580	560,353
3.750%	05/01/28		7,560	7,027,057
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes
7.750%	04/16/26	(a)	2,625	2,759,531
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		4,475	4,529,051
Norbord, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.250%	04/15/23		375	375,604
PGT Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/26		2,200	2,167,000
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.125%	06/01/25	(a)	1,260	1,146,600
Votorantim Cimentos SA (Brazil),
Gtd. Notes
7.250%	04/05/41		740	755,725

				19,320,921

Chemicals — 0.3%
Blue Cube Spinco, Inc.,
Gtd. Notes
10.000%	10/15/25		650	734,500
Braskem Finance Ltd. (Brazil),
Gtd. Notes
7.375%	—	(rr)	2,678	2,678,027
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.625%	03/14/23		11,200	11,294,035
CNRC Capitale Ltd. (China),
Gtd. Notes
3.900%(ff)	—	(rr)	200	189,114
Consolidated Energy Finance SA (Switzerland),
Sr. Unsec’d. Notes, 144A
6.500%	05/15/26		1,310	1,254,325
6.875%	06/15/25		715	681,038
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		1,865	1,939,600
Equate Petrochemical BV (Kuwait),
Gtd. Notes
3.000%	03/03/22		2,070	1,997,549
Gtd. Notes, MTN
4.250%	11/03/26		1,960	1,895,496
Israel Chemicals Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
6.375%	05/31/38		1,300	1,299,089

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (continued)
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada),
Sr. Sec’d. Notes, 144A
8.375%	12/01/22			1,840	$1,830,800
Kraton Polymers LLC/Kraton Polymers Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/26		EUR	325	333,330
7.000%	04/15/25			1,320	1,214,400
OCI NV (Netherlands),
Sr. Sec’d. Notes, 144A
6.625%	04/15/23			2,000	1,965,000
Platform Specialty Products Corp.,
Gtd. Notes, 144A
5.875%	12/01/25	(a)		1,400	1,309,000
Rayonier AM Products, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24			50	44,125
SABIC Capital II BV (Saudi Arabia),
Gtd. Notes, 144A
4.500%	10/10/28			585	581,724
SASOL Financing USA LLC (South Africa),
Gtd. Notes
6.500%	09/27/28			900	900,138
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
4.450%	12/03/25			4,730	4,690,356
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21			2,695	2,658,176

					39,489,822

Commercial Services — 0.2%
ADT Security Corp. (The),
Sr. Sec’d. Notes
6.250%	10/15/21	(a)		505	511,944
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24			1,550	1,484,125
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
6.375%	04/01/24	(a)		763	728,665
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23			770	736,890
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25			1,920	1,972,800
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38			2,130	2,186,705
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37			1,310	1,291,477
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23			3,828	3,947,625
Red de Carreteras de Occidente SAPIB de CV (Mexico),
Sr. Sec’d. Notes, MTN, 144A
9.000%	06/10/28		MXN	4,240	195,282

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		2,735	$2,499,106
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)	680	656,200
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21		350	372,750
ServiceMaster Co. LLC (The),
Gtd. Notes, 144A
5.125%	11/15/24		1,325	1,252,125
TMS International Corp.,
Sr. Unsec’d. Notes, 144A
7.250%	08/15/25	(a)	985	920,975
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27		1,255	1,151,188
4.125%	02/02/26		3,405	3,320,791
United Rentals North America, Inc.,
Gtd. Notes
6.500%	12/15/26		675	664,875
Weight Watchers International, Inc.,
Gtd. Notes, 144A
8.625%	12/01/25	(a)	2,125	2,167,500

				26,061,023

Computers — 0.0%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		525	480,375
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/20		325	316,875
8.375%	08/15/22		1,550	1,412,438

				2,209,688

Cosmetics/Personal Care — 0.0%
Avon International Operations, Inc. (United Kingdom),
Sr. Sec’d. Notes, 144A
7.875%	08/15/22		825	812,625

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26		1,240	1,174,900
H&E Equipment Services, Inc.,
Gtd. Notes
5.625%	09/01/25		1,185	1,087,238
HD Supply, Inc.,
Gtd. Notes, 144A
5.375%	10/15/26		1,315	1,275,550

				3,537,688

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.500%	05/26/22		1,910	1,851,856
3.650%	07/21/27		4,955	4,306,889
3.950%	02/01/22		4,535	4,455,351
4.625%	07/01/22		7,415	7,440,762

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Alliance Data Systems Corp.,
Gtd. Notes, MTN, 144A
5.875%	11/01/21		1,145	$1,143,397
Ally Financial, Inc.,
Sr. Unsec’d. Notes
5.125%	09/30/24		225	223,313
Sub. Notes
5.750%	11/20/25	(a)	1,270	1,263,650
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		15,811	15,266,605
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.300%	10/30/24		4,294	4,061,037
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		5,145	4,920,105
4.100%	02/09/27		14,930	13,938,180
10.250%	07/15/19		400	413,538
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25		4,540	4,032,915
4.418%	11/15/35		6,790	5,687,078
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34		618	614,435
GTLK Europe DAC (Russia),
Gtd. Notes
5.125%	05/31/24		1,300	1,189,536
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
2.350%	06/15/45		5,190	5,106,421
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.875%	08/01/21		815	812,963
Lincoln Finance Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
7.375%	04/15/21		1,275	1,290,938
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		2,355	2,207,813
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		1,030	1,004,250
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		1,290	1,257,750
Navient Corp.,
Sr. Unsec’d. Notes
6.500%	06/15/22		550	512,875
6.750%	06/25/25		515	439,038
7.250%	09/25/23		695	637,663
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24	(a)	525	450,188
7.250%	01/25/22		55	53,075
8.000%	03/25/20		850	863,685
NFP Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	07/15/25		420	375,900

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25		1,155	$1,079,925
Springleaf Finance Corp.,
Gtd. Notes
6.125%	05/15/22		650	630,312
6.875%	03/15/25		1,360	1,217,200
7.125%	03/15/26		510	455,175
8.250%	10/01/23		505	518,888
Tarjeta Naranja SA (Argentina),
Sr. Unsec’d. Notes, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.500%, 144A(Cap N/A, Floor 15.000%)
52.292%(c)	04/11/22		1,825	730,000
Travelport Corporate Finance PLC,
Sr. Sec’d. Notes, 144A
6.000%	03/15/26		1,515	1,530,150
Vail Holdco Corp.,
Jr. Sub. Notes, PIK, 144A
12.500%	—^	(rr)	278	274,023
Vantiv LLC/Vantiv Issuer Corp.,
Gtd. Notes, 144A
4.375%	11/15/25		1,210	1,107,150

				93,364,029

Electric — 1.2%
AES Corp.,
Sr. Unsec’d. Notes
5.125%	09/01/27		935	897,599
6.000%	05/15/26		1,385	1,405,775
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23		2,260	2,254,981
4.350%	08/01/28		3,535	3,523,329
CA La Electricidad de Caracas (Venezuela),
Sr. Unsec’d. Notes(d)
8.500%	04/10/18		900	114,749
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23		2,140	2,006,250
Clearway Energy Operating LLC,
Gtd. Notes, 144A
5.750%	10/15/25		975	931,125
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35		2,468	2,282,438
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		585	570,375
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21		1,425	1,488,954
Drax Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.625%	11/01/25		1,525	1,498,313
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		2,490	2,263,747

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21		338	$357,604
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26	(a)	4,585	4,267,489
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.750%	04/06/23		7,395	6,822,404
3.625%	05/25/27		10,495	9,258,120
Entergy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/22		585	590,137
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN, 144A
6.350%	08/10/28		3,200	3,078,726
Sr. Unsec’d. Notes
5.750%	01/26/21		4,300	4,050,806
7.125%	02/11/25		18,100	16,506,331
Sr. Unsec’d. Notes, MTN, 144A
8.450%	08/10/28		5,600	5,269,320
FirstEnergy Corp.,
Sr. Unsec’d. Notes
3.900%	07/15/27		16,475	15,967,712
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		5,520	5,577,737
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, GMTN, 144A
4.250%	08/14/28		6,095	5,789,762
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.500%	09/15/27		1,600	1,424,000
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		2,110	2,025,600
6.625%	01/15/27		2,725	2,745,438
7.250%	05/15/26		2,160	2,241,000
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.250%	01/25/49		745	756,216
Sr. Unsec’d. Notes, MTN
4.125%	05/15/27		2,100	1,942,321
5.250%	10/24/42		700	632,380
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20		276	291,584
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes
6.000%	08/31/36		740	810,299
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27		1,586	1,457,129
3.400%	02/01/28		11,380	10,397,892
3.800%	02/01/38		2,875	2,457,984
4.000%	02/01/48		1,675	1,437,700
Southern Co. (The),
Sr. Unsec’d. Notes
3.250%	07/01/26		4,545	4,257,545

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes
4.375%	05/22/43		1,605	$1,627,407
State Grid Overseas Investment 2014 Ltd. (China),
Gtd. Notes
4.125%	05/07/24		1,600	1,630,045
4.850%	05/07/44		1,200	1,300,805
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes
2.875%	05/18/26		1,500	1,392,209
Gtd. Notes, MTN, 144A
2.750%	05/04/22		9,905	9,660,015
3.750%	05/02/23		8,130	8,193,491
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		1,370	1,274,100
Vistra Energy Corp.,
Gtd. Notes
7.625%	11/01/24		40	42,200
Gtd. Notes, 144A
8.000%	01/15/25	(a)	200	212,000
8.125%	01/30/26	(a)	3,195	3,450,600
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26		975	938,438

				159,372,181

Electrical Components & Equipment — 0.0%
Energizer Gamma Acquisition, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	07/15/26	(a)	1,275	1,169,813

Electronics — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/25		4,035	3,930,246
Avnet, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/21		4,845	4,873,204
4.625%	04/15/26		2,135	2,085,952
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27		5,435	5,455,789
Resideo Funding, Inc.,
Gtd. Notes, 144A
6.125%	11/01/26		980	965,300

				17,310,491

Engineering & Construction — 0.2%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes
5.625%	05/18/36		500	508,125
CCCI Treasure Ltd. (China),
Gtd. Notes
3.500%(ff)	—	(rr)	1,260	1,238,313
CRCC Yupeng Ltd. (China),
Gtd. Notes
3.950%(ff)	—	(rr)	4,470	4,454,355

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction (continued)
Delhi International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
6.125%	10/31/26		510	$493,731
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
3.875%	04/30/28		3,100	2,723,349
4.250%	10/31/26		1,045	931,367
5.500%	07/31/47		6,000	5,272,559
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		1,600	1,406,016
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		715	650,650
Promontoria Holding (Netherlands),
Sec’d. Notes, 144A
6.750%	08/15/23		EUR 1,330	1,464,943
StandardAero Aviation Holdings, Inc.,
Gtd. Notes, 144A
10.000%	07/15/23		2,815	2,997,975
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes
6.625%	08/15/25		1,295	1,188,163

				23,329,546

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	1,270	1,117,599
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25		780	670,800
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24		5	4,888
5.375%	04/15/27		529	499,905
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25	(a)	950	916,408
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22		360	360,900
6.250%	01/15/27		565	542,400
6.500%	02/15/25		705	694,425
Merlin Entertainments PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.750%	06/15/26		1,010	997,375
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		2,250	2,283,750
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26		985	957,913

				9,046,363

Environmental Control — 0.0%
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/26		605	556,600

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.2%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		305	$266,875
6.625%	06/15/24	(a)	1,350	1,252,125
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	2,680	2,492,400
Cencosud SA (Chile),
Gtd. Notes
5.150%	02/12/25		2,550	2,455,232
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25	(a)	2,090	1,645,875
Cosan Overseas Ltd. (Brazil),
Gtd. Notes
8.250%	—	(rr)	520	523,899
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg),
Gtd. Notes, 144A
5.625%	08/15/26	(a)	1,710	1,462,050
MARB BondCo PLC (Brazil),
Gtd. Notes
7.000%	03/15/24		200	188,951
Marfrig Holdings Europe BV (Brazil),
Gtd. Notes
8.000%	06/08/23		1,875	1,879,688
Minerva Luxembourg SA (Brazil),
Gtd. Notes, 144A
6.500%	09/20/26		450	419,063
Post Holdings, Inc.,
Gtd. Notes, 144A
8.000%	07/15/25		1,010	1,055,450
Sigma Alimentos SA de CV (Mexico),
Sr. Unsec’d. Notes
4.125%	05/02/26		3,670	3,426,899
Sigma Holdco BV (Netherlands),
Gtd. Notes, 144A
7.875%	05/15/26		1,865	1,613,225

				18,681,732

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
3.875%	11/02/27		2,495	2,281,702
5.500%	11/02/47		810	761,408
Mercer International, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	01/15/26		550	492,250
6.500%	02/01/24		1,075	1,050,813
7.750%	12/01/22		100	103,000

				4,689,173

Gas — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
7.500%	11/01/23		3,305	3,172,800
NiSource, Inc.,
Jr. Sub. Notes, 144A
5.650%(ff)	—	(rr)	500	465,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (continued)
Perusahaan Gas Negara Persero Tbk (Indonesia),
Sr. Unsec’d. Notes, 144A
5.125%	05/16/24		6,000	$5,995,014

				9,632,814

Hand/Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance, Inc.,
Gtd. Notes, 144A
9.000%	02/15/23	(a)	1,245	1,052,025

Healthcare-Products — 0.3%
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24		835	820,388
Sr. Unsec’d. Notes, 144A
9.000%	10/01/25	(a)	3,325	3,325,000
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		188	186,212
3.363%	06/06/24		5,610	5,388,276
3.700%	06/06/27		11,610	10,981,178
3.734%	12/15/24		2,870	2,772,407
4.669%	06/06/47		6,615	6,221,773
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes, 144A
12.500%	11/01/21		1,135	1,214,450
Life Technologies Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/20		3,865	3,973,198
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		215	193,500

				35,076,382

Healthcare-Services — 0.3%
Centene Corp.,
Sr. Unsec’d. Notes
5.625%	02/15/21		325	325,813
6.125%	02/15/24		650	665,438
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
8.625%	01/15/24	(a)	1,045	1,031,938
Cigna Holding Co.,
Gtd. Notes
3.050%	10/15/27		1,700	1,555,048
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		1,550	1,406,625
5.125%	07/15/24		1,550	1,453,125
Eagle Holding Co. II LLC,
Sr. Unsec’d. Notes, Cash coupon 7.625% or PIK 8.375%, 144A
7.625%	05/15/22		1,820	1,738,100
HCA, Inc.,
Gtd. Notes
5.375%	09/01/26		200	194,500
7.500%	02/15/22		4,045	4,297,813
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24		5,080	5,075,881

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Kaiser Foundation Hospitals,
Gtd. Notes
3.500%	04/01/22		1,785	$1,814,767
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		1,670	1,636,600
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		2,295	2,140,088
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A
8.500%	12/01/22		825	752,499
Rede D’or Finance Sarl (Brazil),
Gtd. Notes, 144A
4.950%	01/17/28		510	449,438
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
8.875%	04/15/21		725	723,188
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
6.750%	06/15/23		1,420	1,333,025
8.125%	04/01/22	(a)	2,875	2,882,188
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	02/15/24		1,450	1,459,280
3.700%	12/15/25		825	833,232
3.875%	12/15/28		1,240	1,256,047
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		1,445	1,390,813
Sr. Unsec’d. Notes, 144A
5.375%	08/15/26		660	636,900

				35,052,346

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/25		835	726,450
LGI Homes, Inc.,
Gtd. Notes, 144A
6.875%	07/15/26		1,045	937,888
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A
5.875%	04/01/23		475	428,688
6.125%	04/01/25	(a)	700	619,500
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23		735	709,275
William Lyon Homes, Inc.,
Gtd. Notes
5.875%	01/31/25		610	518,500
6.000%	09/01/23		620	558,000
7.000%	08/15/22		1,665	1,648,350

				6,146,651

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	530	$483,625
5.625%	10/15/23	(a)	520	501,800

				985,425

Household Products/Wares — 0.0%
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28		580	519,100
Controladora Mabe SA de CV (Mexico),
Gtd. Notes, 144A
5.600%	10/23/28		730	685,105
Prestige Brands, Inc.,
Gtd. Notes, 144A
6.375%	03/01/24	(a)	1,465	1,413,725
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		480	455,856

				3,073,786

Housewares — 0.0%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
6.000%	10/15/23		450	447,750

Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/25		1,770	1,508,925
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28		6,225	6,229,400
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
8.250%	08/01/23		1,285	1,265,725
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26		1,130	1,067,850
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/25		1,215	1,096,173
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	04/20/23		1,910	1,886,332
4.350%	04/20/28		6,985	6,600,878
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25		990	942,975
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	08/15/28		4,475	4,423,235
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/26		1,430	1,290,575
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21		334	343,016
6.500%	03/15/35		260	302,936

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
4.500%	04/15/65		607	$565,829
Principal Financial Group, Inc.,
Gtd. Notes
4.700%(ff)	05/15/55	(a)	4,165	3,951,544
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24		6,405	6,253,587

				37,728,980

Internet — 0.7%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.125%	11/28/21		3,050	3,018,010
3.600%	11/28/24	(a)	19,335	18,913,388
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.875%	07/06/22		8,965	8,709,076
3.875%	09/29/23		6,995	6,963,327
4.375%	03/29/28		5,040	4,937,451
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.600%	06/01/26		5,520	5,362,937
3.650%	03/15/25		4,230	4,119,246
Expedia Group, Inc.,
Gtd. Notes
5.000%	02/15/26		20,725	20,935,345
Match Group, Inc.,
Sr. Unsec’d. Notes
6.375%	06/01/24		1,300	1,322,750
Sr. Unsec’d. Notes, 144A
5.000%	12/15/27		815	747,763
Netflix, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/24		2,010	2,037,638
Sr. Unsec’d. Notes, 144A
5.875%	11/15/28	(a)	1,495	1,452,692
6.375%	05/15/29	(a)	440	433,950
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, MTN
3.800%	02/11/25		9,280	9,095,975
Sr. Unsec’d. Notes, MTN, 144A
2.875%	02/11/20		2,335	2,325,472
VeriSign, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		1,045	1,034,550
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.375%	05/15/25	(a)	2,603	2,420,790
Gtd. Notes, 144A
5.750%	01/15/27		1,721	1,535,993

				95,366,353

Iron/Steel — 0.0%
AK Steel Corp.,
Gtd. Notes
6.375%	10/15/25	(a)	1,190	916,299
Sr. Sec’d. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel (continued)
7.500%	07/15/23	155	$153,838
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25	910	903,175

			1,973,312

Leisure Time — 0.0%
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23	1,385	1,402,313
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23	920	908,500
5.375%	04/15/23	500	497,500
Silversea Cruise Finance Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	02/01/25	1,355	1,432,506
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28	1,110	1,023,975

			5,264,794

Lodging — 0.0%
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26	1,250	1,209,375
Marriott Ownership Resorts, Inc.,
Gtd. Notes, 144A
6.500%	09/15/26	1,530	1,476,450
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23	1,200	1,206,000

			3,891,825

Machinery-Diversified — 0.0%
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24	1,225	1,157,625
5.875%	08/15/26	1,250	1,162,500
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26	870	856,950
Tennant Co.,
Gtd. Notes
5.625%	05/01/25	945	890,663

			4,067,738

Media — 0.8%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	09/15/24	1,130	1,140,403
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.500%	05/15/26	2,250	2,053,125
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26	2,215	2,032,263
8.125%	02/01/27	1,190	1,121,575

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25		4,795	$3,584,263
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		1,330	1,206,975
5.000%	04/01/24		1,675	1,587,063
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		6,125	5,635,000
5.125%	05/01/27		1,100	1,024,540
5.500%	05/01/26		3,435	3,301,894
5.750%	02/15/26		425	416,500
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		2,627	2,612,183
6.384%	10/23/35		750	769,835
Sr. Sec’d. Notes, 3 Month LIBOR + 1.650%
4.191%(c)	02/01/24	(a)	6,105	6,002,404
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		1,270	1,270,000
7.625%	03/15/20	(a)	1,410	1,374,963
Comcast Corp.,
Gtd. Notes
3.150%	03/01/26		5,470	5,233,774
3.200%	07/15/36		640	550,532
3.300%	02/01/27		9,505	9,058,766
3.375%	08/15/25		225	219,245
3.900%	03/01/38		1,550	1,434,843
3.950%	10/15/25		1,615	1,634,117
4.150%	10/15/28		2,305	2,340,572
4.700%	10/15/48		1,930	1,950,999
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25	(a)	800	810,000
Sr. Sec’d. Notes, 144A
5.500%	05/15/26		700	659,750
Sr. Unsec’d. Notes, 144A
7.500%	04/01/28		1,965	1,960,088
7.750%	07/15/25	(a)	2,275	2,309,125
10.875%	10/15/25		6,445	7,242,569
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21		960	950,112
7.750%	07/01/26	(a)	2,150	1,779,125
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes
5.125%	03/31/27		600	555,305
iHeartCommunications, Inc.,
Sr. Unsec’d. Notes(d)
6.875%	06/15/18		30	5,400
Nexstar Broadcasting, Inc.,
Gtd. Notes
5.875%	11/15/22		575	573,563
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/23		1,613	1,463,798

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
6.000%	07/15/24		2,520	$2,526,300
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26		4,940	4,583,562
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37		2,159	2,215,652
6.750%	06/15/39		8,155	8,286,504
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23	(a)	1,200	1,104,000
Unitymedia GmbH (Germany),
Sec’d. Notes, 144A
6.125%	01/15/25		2,140	2,150,486
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		1,375	1,234,063
5.125%	02/15/25	(a)	610	535,275
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25		1,140	1,066,037
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		920	915,400
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27		655	618,975
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
6.000%	10/15/24		1,455	1,397,528
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		810	749,129
VTR Finance BV (Chile),
Sr. Sec’d. Notes, 144A
6.875%	01/15/24		1,550	1,550,000
Ziggo Bond Co. BV (Netherlands),
Sr. Unsec’d. Notes, 144A
6.000%	01/15/27		2,555	2,235,625
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		300	268,500

				107,301,705

Metal Fabricate/Hardware — 0.0%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23		325	314,438
Park-Ohio Industries, Inc.,
Gtd. Notes
6.625%	04/15/27	(a)	1,725	1,638,750
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		870	915,675

				2,868,863

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 0.2%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
7.000%	09/30/26		1,445	$1,473,900
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24		3,345	3,161,861
4.125%	09/27/22		1,240	1,217,850
4.750%	04/10/27		1,165	1,115,754
4.875%	05/14/25		3,765	3,698,034
Constellium NV,
Gtd. Notes, 144A
5.750%	05/15/24	(a)	1,760	1,619,200
6.625%	03/01/25	(a)	2,425	2,249,188
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.625%	08/01/27		1,745	1,661,851
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.750%	05/15/22		580	551,000
5.125%	03/15/23		1,030	968,200
5.125%	05/15/24		1,020	938,400
Freeport-McMoRan, Inc.,
Gtd. Notes
5.400%	11/14/34		2,095	1,649,813
6.875%	02/15/23		2,035	2,098,594
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
7.250%	01/15/23		680	671,500
7.625%	01/15/25	(a)	1,305	1,275,638
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.710%	11/15/23		1,500	1,526,312
6.530%	11/15/28		1,555	1,631,005
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/22		845	851,338
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25	(a)	1,540	1,170,400
Press Metal Labuan Ltd. (Malaysia),
Gtd. Notes
4.800%	10/30/22		1,350	1,249,981

				30,779,819

Miscellaneous Manufacturing — 0.0%
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		1,360	1,196,800
Oil & Gas — 1.8%
Berry Petroleum Co. LLC,
Gtd. Notes, 144A
7.000%	02/15/26		1,030	927,000
Bruin E&P Partners LLC,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/23		990	881,100
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	315	291,375
8.250%	07/15/25		2,435	2,386,300

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Centennial Resource Production LLC,
Gtd. Notes, 144A
5.375%	01/15/26		835	$776,550
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes
4.500%	10/03/23		3,000	3,065,925
Gtd. Notes, 144A
4.500%	10/03/23		1,940	1,982,632
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		3,125	3,026,653
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24		975	988,423
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		6,125	5,765,854
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		1,550	1,333,000
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		1,405	1,264,500
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		805	825,125
5.750%	01/30/28		805	821,261
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23		6,608	6,506,934
4.750%	09/12/28		4,750	4,643,314
Ensco PLC,
Sr. Unsec’d. Notes
8.000%	01/31/24	(a)	1,633	1,339,060
Gulfport Energy Corp.,
Gtd. Notes
6.375%	05/15/25	(a)	1,070	946,950
6.375%	01/15/26		565	488,725
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)	7,207	6,604,017
5.800%	04/01/47		4,950	4,442,863
7.875%	10/01/29		685	766,143
HPCL-Mittal Energy Ltd. (India),
Sr. Unsec’d. Notes
5.250%	04/28/27		550	489,074
Indigo Natural Resources LLC,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/26		1,380	1,186,800
Jagged Peak Energy LLC,
Gtd. Notes, 144A
5.875%	05/01/26		1,315	1,222,950
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
5.750%	04/19/47		750	713,999
Sr. Unsec’d. Notes,
144A 6.375%	10/24/48		3,480	3,500,880

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Kosmos Energy Ltd. (Ghana),
Sr. Sec’d. Notes, 144A
7.875%	08/01/21			3,625	$3,610,500
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26			2,090	2,016,850
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26			3,056	2,811,520
Noble Holding International Ltd.,
Gtd. Notes
8.950%	04/01/45	(a)		655	497,800
Gtd. Notes, 144A
7.875%	02/01/26	(a)		630	537,075
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/27			2,355	2,140,106
6.250%	06/01/24			895	868,150
PDC Energy, Inc.,
Gtd. Notes
5.750%	05/15/26	(a)		250	222,500
6.125%	09/15/24	(a)		430	397,750
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42			300	298,552
Sr. Unsec’d. Notes, MTN
5.625%	05/20/43			9,300	8,790,369
Sr. Unsec’d. Notes, MTN, 144A
6.450%	05/30/44			1,645	1,715,171
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.850%	06/05/2115			2,400	2,144,400
7.375%	01/17/27			3,480	3,575,700
8.750%	05/23/26	(a)		17,390	19,476,800
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes(d)
5.375%	04/12/27			5,670	821,583
6.000%	05/16/24			19,015	2,804,713
6.000%	11/15/26			6,600	973,499
9.000%	11/17/21			37,385	6,878,839
9.750%	05/17/35			1,875	346,875
12.750%	02/17/22			5,195	987,570
Sr. Sec’d. Notes
8.500%	10/27/20			2,475	2,307,938
Sr. Sec’d. Notes, 144A
8.500%	10/27/20			1,076	1,002,904
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	500	523,608
4.875%	01/24/22			8,085	7,870,748
5.350%	02/12/28			2,000	1,746,541
5.375%	03/13/22			2,950	2,889,525
5.500%	01/21/21			4,140	4,123,316
5.500%	06/27/44			2,090	1,584,596
5.625%	01/23/46			9,970	7,546,193
6.375%	02/04/21			5,730	5,793,030
6.500%	03/13/27			545	512,300
6.500%	01/23/29			5,720	5,333,900
6.500%	06/02/41			17,662	14,624,136

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
7.190%	09/12/24		MXN 3,700	$146,386
Gtd. Notes, 3 Month LIBOR + 3.650%
6.421%(c)	03/11/22		2,550	2,556,375
Gtd. Notes, MTN
6.750%	09/21/47		20,605	17,038,068
6.875%	08/04/26		14,100	13,705,200
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19		300	286,125
QEP Resources, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/21		860	866,450
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25		2,135	1,910,825
6.750%	05/01/23	(a)	665	658,350
6.875%	06/30/23		450	443,250
Transocean, Inc.,
Gtd. Notes, 144A
9.000%	07/15/23		880	875,600
Tullow Oil PLC (Ghana),
Gtd. Notes
6.250%	04/15/22		1,400	1,347,499
Gtd. Notes, 144A
7.000%	03/01/25		625	579,688
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.,
Gtd. Notes, 144A
9.750%	04/15/23		800	640,000
WildHorse Resource Development Corp.,
Gtd. Notes
6.875%	02/01/25		1,260	1,190,700
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25		4,520	4,293,234
3.700%	09/15/26		3,608	3,324,711
3.700%	03/15/28		4,041	3,737,681
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23		1,330	1,389,850
YPF SA (Argentina),
Sr. Unsec’d. Notes, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.000%, 144A(Cap N/A, Floor 18.000%)
47.833%(c)	07/07/20		435	174,609

				230,127,065

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	04/01/21		490	470,400
6.000%	10/01/22		1,888	1,774,720
CSI Compressco LP/CSI Compressco Finance, Inc.,
Gtd. Notes
7.250%	08/15/22		450	396,000
Sr. Sec’d. Notes, 144A
7.500%	04/01/25		720	669,600
Exterran Energy Solutions LP/EES Finance Corp.,
Gtd. Notes
8.125%	05/01/25		2,735	2,625,600

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Poinsettia Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	06/17/31		400	$421,823

				6,358,143

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
7.250%	05/15/24		2,955	2,947,613
Brambles USA, Inc. (Australia),
Gtd. Notes, 144A
4.125%	10/23/25		1,410	1,411,888
BWAY Holding Co.,
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25	(a)	2,340	2,100,150
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26		100	106,500
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25		500	490,940
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	2,545	2,424,113

				9,481,204

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		7,550	7,241,845
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
9.000%	12/15/25		1,065	1,059,675
Sr. Sec’d. Notes, 144A
7.000%	03/15/24		1,950	1,969,500
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.875%	12/15/23		10,945	10,746,435
Cigna Corp.,
Gtd. Notes, 144A
4.125%	11/15/25		7,735	7,724,107
4.375%	10/15/28		3,360	3,378,752
4.900%	12/15/48		4,100	4,011,429
CVS Health Corp.,
Sr. Unsec’d. Notes
3.700%	03/09/23		13,875	13,726,470
4.100%	03/25/25	(a)	7,665	7,588,521
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.250%	01/15/22	(a)	1,230	1,063,950
Express Scripts Holding Co.,
Gtd. Notes
3.400%	03/01/27		700	649,359
4.500%	02/25/26		5,190	5,260,239
Inretail Pharma SA (Peru),
Gtd. Notes, 144A
5.375%	05/02/23		1,400	1,402,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		8,975	$8,121,672
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
6.000%	04/15/24		1,245	1,199,201
6.750%	03/01/28		960	930,184
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
9.250%	04/01/26		1,000	1,000,000

				77,074,139

Pipelines — 0.6%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
3.875%	10/11/22		2,060	2,052,161
4.250%	07/15/27		2,600	2,529,889
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23		1,320	1,282,618
4.450%	07/15/27		1,330	1,227,996
5.950%	06/01/26		3,335	3,445,462
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		2,050	1,935,303
5.875%	03/31/25		525	522,375
7.000%	06/30/24		3,615	3,813,825
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.250%	04/01/23		1,625	1,564,063
DCP Midstream LP,
Jr. Sub. Notes
7.375%(ff)	—	(rr)	1,320	1,174,800
DCP Midstream Operating LP,
Gtd. Notes
8.125%	08/16/30		750	840,000
Gtd. Notes, 144A
6.450%	11/03/36		250	242,500
6.750%	09/15/37		1,035	1,019,475
Enbridge, Inc. (Canada),
Sub. Notes
6.000%(ff)	01/15/77		4,130	3,708,655
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27	(a)	1,250	1,165,625
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	03/22/30		1,950	1,886,723
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.850%	01/31/23		995	937,916
4.650%	10/15/25		9,310	9,155,848
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	(a)	3,610	3,453,032
5.000%	03/15/27		10,460	10,494,934
5.625%	03/01/25		4,000	4,153,838
5.750%	05/15/24		2,075	2,164,966

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		500	$475,000
5.750%	04/15/25		540	496,800
Summit Midstream Partners LP,
Jr. Sub. Notes
9.500%(ff)	—	(rr)	525	493,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		1,555	1,527,788
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		75	69,469
5.125%	02/01/25		1,350	1,265,625
5.250%	05/01/23		1,100	1,078,000
6.750%	03/15/24		1,290	1,309,350
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28		1,565	1,530,319
4.600%	03/15/48		2,165	2,024,313
TransMontaigne Partners LP/TLP Finance Corp.,
Gtd. Notes
6.125%	02/15/26		695	622,025
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		4,395	4,357,363
5.375%	06/01/21		467	480,999
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%	01/15/25		2,335	2,268,600
4.850%	03/01/48		4,665	4,233,039

				81,004,194

Private Equity — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.000%	08/01/20		725	724,094

Real Estate — 0.1%
CBRE Services, Inc.,
Gtd. Notes
4.875%	03/01/26		1,460	1,496,934
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
4.750%	01/17/23		1,100	977,276
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
5.375%	03/15/25		2,275	2,138,500
IFC Development Corporate Treasury Ltd. (Hong Kong),
Gtd. Notes
2.375%	05/21/19		5,052	5,029,215
IRSA Propiedades Comerciales SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	03/23/23		1,950	1,874,438
Yanlord Land HK Co. Ltd. (Singapore),
Sr. Sec’d. Notes
6.750%	04/23/23		1,220	1,196,153

				12,712,516

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.450%	04/30/25		3,270	$3,147,529
3.950%	01/15/27		3,756	3,644,540
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.625%	11/15/27		2,210	2,077,319
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26		6,240	5,636,060
3.650%	02/01/26		4,870	4,712,504
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		1,849	1,795,605
3.850%	02/01/25		3,460	3,344,455
3.900%	03/15/27		6,003	5,682,330
4.125%	06/15/26	(a)	3,075	2,977,611
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		9,945	9,848,411
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.450%	02/15/26		4,225	4,206,423
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27		5,065	4,882,161
3.875%	05/01/24		457	458,283
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		1,355	1,345,407
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21		1,129	1,123,271
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.200%	06/15/21		437	431,660
4.125%	03/15/28		1,875	1,834,539
Kilroy Realty LP,
Gtd. Notes
4.375%	10/01/25		3,540	3,552,427
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.800%	10/01/26		3,870	3,480,873
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		4,525	4,137,547
5.250%	08/01/26		1,050	989,625
6.375%	03/01/24		975	999,375
Regency Centers Corp.,
Gtd. Notes
3.750%	11/15/22		1,400	1,397,774
Regency Centers LP,
Gtd. Notes
3.600%	02/01/27		2,835	2,710,131
4.125%	03/15/28		1,450	1,431,656
SBA Tower Trust,
Asset-Backed, 144A
2.898%	10/11/44		2,670	2,654,261
3.156%	10/10/45		5,070	5,019,452

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
3.168%	04/09/47		5,850	$5,751,705
3.448%	03/15/48		4,300	4,273,557
3.869%	10/08/49		4,755	4,717,745
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21		1,050	1,031,625
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		203	194,325
4.125%	01/15/26		264	261,806
4.375%	02/01/45		121	109,874
4.400%	01/15/29		5,185	5,159,094
VEREIT Operating Partnership LP,
Gtd. Notes
3.950%	08/15/27		3,933	3,651,212
4.600%	02/06/24		8,075	8,163,810
4.875%	06/01/26		1,030	1,029,565
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23		754	810,550

				118,676,097

Retail — 0.1%
Beacon Roofing Supply, Inc.,
Gtd. Notes
6.375%	10/01/23		1,100	1,089,000
Golden Eagle Retail Group Ltd. (China),
Sr. Unsec’d. Notes
4.625%	05/21/23		1,450	1,232,499
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.625%	09/15/21		690	708,295
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23		3,860	3,703,798
5.125%	07/02/22		7,905	7,988,492
Sonic Automotive, Inc.,
Gtd. Notes
6.125%	03/15/27		940	822,500
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43		1,143	948,690
6.875%	11/15/37		374	366,520

				16,859,794

Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.125%	01/15/25		1,850	1,670,107
3.625%	01/15/24	(a)	16,860	15,951,260
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.875%	03/01/24		2,790	2,802,248
Qorvo, Inc.,
Gtd. Notes, 144A
5.500%	07/15/26		1,410	1,346,550

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (continued)
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		2,975	$2,989,875

				24,760,040

Software — 0.1%
CDK Global, Inc.,
Sr. Unsec’d. Notes
5.875%	06/15/26		1,255	1,260,083
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/01/25		1,915	1,785,738
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/26		1,125	1,088,438
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24	(a)	3,324	3,540,060
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/23		315	256,725

				7,931,044

Storage/Warehousing — 0.0%
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24		850	833,000

Telecommunications — 0.7%
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24		2,100	1,993,551
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27		535	490,863
7.500%	10/15/26		660	634,425
CenturyLink, Inc.,
Sr. Unsec’d. Notes
7.500%	04/01/24	(a)	980	945,700
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		2,085	1,897,350
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42		415	408,099
3.663%	05/15/45		4,425	4,298,711
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
4.375%	06/21/28		12,870	12,671,995
GTT Communications, Inc.,
Gtd. Notes, 144A
7.875%	12/31/24	(a)	1,632	1,411,680
HTA Group Ltd. (Congo),
Gtd. Notes
9.125%	03/08/22		1,300	1,310,399
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		1,900	1,740,875
7.625%	06/15/21		610	632,875

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A
8.500%	10/15/24		3,385	$3,283,450
9.750%	07/15/25		2,415	2,421,762
Sr. Sec’d. Notes, 144A
9.500%	09/30/22	(a)	2,515	2,867,100
Iridium Communications, Inc.,
Sr. Unsec’d. Notes, 144A
10.250%	04/15/23		2,040	2,157,300
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23		350	337,750
5.375%	01/15/24		690	657,225
MTN Mauritius Investment Ltd. (South Africa),
Gtd. Notes
6.500%	10/13/26		1,300	1,264,739
MTN Mauritius Investments Ltd. (South Africa),
Gtd. Notes
5.373%	02/13/22		400	387,915
Oztel Holdings SPC Ltd. (Oman),
Sr. Sec’d. Notes
6.625%	04/24/28		3,000	2,759,999
Sr. Sec’d. Notes, 144A
6.625%	04/24/28		1,515	1,393,800
Sixsigma Networks Mexico SA de CV (Mexico),
Gtd. Notes, 144A
7.500%	05/02/25		1,300	1,231,750
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes
3.875%	04/08/23		1,000	991,049
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		935	986,425
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
11.500%	11/15/21	(a)	1,300	1,472,250
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		3,130	3,203,555
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
8.875%	11/15/24		2,165	2,251,600
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26		4,075	4,156,500
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.376%	02/15/25		13,330	12,935,550
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25		735	676,200
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.125%	05/30/25		4,175	4,124,443
4.375%	05/30/28		12,890	12,504,184
5.000%	05/30/38		3,040	2,848,518
WTT Investment Ltd. (Hong Kong),
Gtd. Notes
5.500%	11/21/22		500	486,227

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Gtd. Notes, 144A
5.500%	11/21/22		560	$544,574

				94,380,388

Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35		980	997,160
Pelabuhan Indonesia III Persero PT (Indonesia),
Sr. Unsec’d. Notes
4.875%	10/01/24		400	392,399
Rumo Luxembourg Sarl (Brazil),
Gtd. Notes, 144A
7.375%	02/09/24		855	891,252
Sr. Unsec’d. Notes, 144A
5.875%	01/18/25		590	564,188
Russian Railways via RZD Capital PLC (Russia),
Sr. Unsec’d. Notes
5.700%	04/05/22		1,500	1,531,229

				4,376,228

Trucking & Leasing — 0.1%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.125%	10/01/23		600	573,000
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.000%	08/01/24		1,765	1,707,638
Sr. Unsec’d. Notes, 144A
5.250%	11/15/21		1,520	1,495,300
Fly Leasing Ltd. (Ireland),
Sr. Unsec’d. Notes
5.250%	10/15/24	(a)	980	884,450
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		740	691,900
5.250%	08/15/22		1,130	1,093,275
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22		3,645	3,536,030
4.125%	07/15/23		526	528,390

				10,509,983

TOTAL CORPORATE BONDS (cost $2,022,914,823)				1,918,812,849

MUNICIPAL BONDS — 0.7%
California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs
6.263%	04/01/49		3,630	4,940,357
City of Los Angeles Department of Airports, Revenue Bonds, BABs
7.053%	05/15/40		1,230	1,732,799
East Bay Municipal Utility District Water System Revenue, Revenue Bonds, BABs
5.874%	06/01/40		1,505	1,935,942
Los Angeles Community College District, General Obligation Unlimited, BABs

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
6.750%	08/01/49	2,980	$4,308,693
San Diego County Water Authority Financing Corp., Revenue Bonds, BABs
6.138%	05/01/49	275	360,492
State of California, General Obligation Unlimited, BABs
7.300%	10/01/39	600	823,632
7.550%	04/01/39	2,475	3,545,561
7.600%	11/01/40	195	283,961
7.625%	03/01/40	2,990	4,257,132
University of California, Revenue Bonds
4.601%	05/15/31	4,900	5,260,885

			27,449,454

Colorado — 0.0%
Denver City & County School District No. 1, Certificate Participation
4.242%	12/15/37	1,215	1,253,649

District of Columbia — 0.0%
District of Columbia, Revenue Bonds, BABs
5.591%	12/01/34	120	142,446

Florida — 0.1%
State Board of Administration Finance Corp., Revenue Bonds
2.163%	07/01/19	810	807,651
2.995%	07/01/20	3,695	3,699,840

			4,507,491

Illinois — 0.0%
Chicago O’Hare International Airport, Revenue Bonds, BABs
6.395%	01/01/40	480	612,605
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Ltd., BABs
5.720%	12/01/38	2,065	2,482,357

			3,094,962

Maryland — 0.0%
Maryland State Transportation Authority, Revenue Bonds, BABs
5.754%	07/01/41	1,140	1,400,410
5.888%	07/01/43	2,120	2,653,244

			4,053,654

New York — 0.2%
City of New York, General Obligation Unlimited, BABs
5.846%	06/01/40	3,540	4,372,891
6.271%	12/01/37	2,630	3,310,407
Metropolitan Transportation Authority, Revenue Bonds, BABs
7.336%	11/15/39	1,940	2,753,888
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
5.267%	05/01/27	1,810	2,028,358
Revenue Bonds, BABs
5.508%	08/01/37	3,275	3,845,571

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (continued)
New York City Water & Sewer System, Revenue Bonds, BABs
5.952%	06/15/42	265	$343,824
Port Authority of New York & New Jersey, Revenue Bonds
4.458%	10/01/62	5,820	5,921,326

			22,576,265

North Carolina — 0.1%
University of North Carolina at Chapel Hill, Revenue Bonds
3.847%	12/01/34	5,675	5,907,335

Ohio — 0.0%
JobsOhio Beverage System, Revenue Bonds
4.532%	01/01/35	2,920	3,116,312

Oregon — 0.0%
State of Oregon, General Obligation Unlimited
5.892%	06/01/27	60	69,653

Puerto Rico — 0.0%
Commonwealth of Puerto Rico (Puerto Rico), General Obligation Unlimited(d)
8.000%	07/01/35	2,000	1,075,000

South Carolina — 0.0%
South Carolina Public Service Authority, Revenue Bonds
4.322%	12/01/27	1,460	1,447,502

Texas — 0.0%
Texas Transportation Commission State Highway Fund, Revenue Bonds, BABs
5.178%	04/01/30	2,420	2,748,902

Utah — 0.0%
Utah Transit Authority, Revenue Bonds, BABs
5.937%	06/15/39	1,920	2,420,006

Virginia — 0.1%
University of Virginia, Revenue Bonds, BABs
5.000%	09/01/40	1,130	1,308,585
Virginia Commonwealth Transportation Board, Revenue Bonds, BABs
5.350%	05/15/35	1,470	1,672,419
Virginia Public Building Authority, Revenue Bonds, BABs
5.900%	08/01/30	960	1,164,816
Virginia Public School Authority, Revenue Bonds
4.250%	12/15/30	1,755	1,846,980

			5,992,800

TOTAL MUNICIPAL BONDS
(cost $84,186,917)			85,855,431

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
COLT Mortgage Loan Trust,
Series 2017-1, Class A1, 144A
2.614%(cc)	05/27/47	579	$575,041
Series 2018-1, Class A1, 144A
2.930%(cc)	02/25/48	1,787	1,766,359
Series 2018-1, Class A2, 144A
2.981%(cc)	02/25/48	513	507,272
Series 2018-4, Class A1, 144A
4.006%(cc)	12/28/48	7,145	7,185,538
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M1, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	04/25/31	2,236	2,232,112
Deephaven Residential Mortgage Trust,
Series 2018-2A, Class A1, 144A
3.479%(cc)	04/25/58	3,801	3,784,259
Series 2018-3A, Class A1, 144A
3.789%(cc)	08/25/58	7,224	7,275,884
Series 2018-4A, Class A1, 144A
4.080%(cc)	10/25/58	12,299	12,375,767
Fannie Mae Connecticut Avenue Securities,
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300%
3.806%(c)	07/25/29	2,271	2,277,873
Series 2017-C03, Class 1M1, 1 Month LIBOR + 0.950%
3.456%(c)	10/25/29	2,488	2,489,735
Series 2017-C06, Class 1M1, 1 Month LIBOR + 0.750%
3.256%(c)	02/25/30	1,412	1,410,375
Series 2017-C07, Class 2M1, 1 Month LIBOR + 0.650%
3.156%(c)	05/25/30	2,263	2,259,303
Series 2018-C01, Class 1M1, 1 Month LIBOR + 0.600%
3.106%(c)	07/25/30	1,817	1,810,899
Series 2018-C03, Class 1M1, 1 Month LIBOR + 0.680%
3.186%(c)	10/25/30	1,704	1,700,120
Series 2018-C05, Class 1M1, 1 Month LIBOR + 0.720%
3.226%(c)	01/25/31	4,876	4,864,075
Series 2018-C06, Class 2M1, 1 Month LIBOR + 0.550%
3.056%(c)	03/25/31	3,009	2,999,526
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/25/32	3	706
Fannie Mae REMICS,
Series 2018-44, Class PC
4.000%	06/25/44	4,290	4,407,232
FirstKey Mortgage Trust,
Series 2014-1, Class B2, 144A
4.013%(cc)	11/25/44	1,785	1,815,136
Freddie Mac REMICS,
Series 4448, Class JA
4.000%	11/15/36	81	82,698
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-HQ2, Class M2, 1 Month LIBOR + 2.200%
4.706%(c)	09/25/24	1,651	1,685,052
Series 2015-DNA1, Class M2, 1 Month LIBOR + 1.850%
4.356%(c)	10/25/27	3,479	3,522,206
Series 2015-DNA3, Class M2, 1 Month LIBOR + 2.850%
5.356%(c)	04/25/28	1,442	1,481,601
Series 2015-HQ1, Class M2, 1 Month LIBOR + 2.200%
4.706%(c)	03/25/25	89	89,335

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-HQ2, Class M2, 1 Month LIBOR + 1.950%
4.456%(c)	05/25/25	4,819	$4,892,783
Series 2016-DNA1, Class M2, 1 Month LIBOR + 2.900%
5.406%(c)	07/25/28	1,626	1,654,707
Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%
3.856%(c)	03/25/29	2,046	2,056,213
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	07/25/29	788	791,975
Series 2017-DNA2, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	10/25/29	2,494	2,507,562
Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/30	1,331	1,326,503
Series 2017-HQA1, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	08/25/29	2,021	2,027,429
Series 2017-HQA2, Class M1, 1 Month LIBOR + 0.800%
3.306%(c)	12/25/29	548	548,009
Series 2017-HQA3, Class M1, 1 Month LIBOR + 0.550%
3.056%(c)	04/25/30	577	575,520
Series 2018-DNA1, Class M1, 1 Month LIBOR + 0.450%
2.956%(c)	07/25/30	1,673	1,664,433
Series 2018-HQA1, Class M1, 1 Month LIBOR + 0.700%
3.206%(c)	09/25/30	6,958	6,941,958
Series 2018-SPI1, Class M1, 144A
3.745%(cc)	02/25/48	1,875	1,866,631
Series 2018-SPI3, Class M1, 144A
4.167%(cc)	08/25/48	2,541	2,547,621
Freddie Mac Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.596%(cc)	12/25/46	5,264	5,232,072
Galton Funding Mortgage Trust,
Series 2018-1, Class A23, 144A
3.500%(cc)	11/25/57	4,161	4,101,439
Government National Mortgage Assoc.,
Series 2013-82, Class IG, IO
3.500%	05/20/43	1,871	397,868
Series 2017-184, Class JH
3.000%	12/20/47	4,169	4,166,622
Series 2018-8, Class DA
3.000%	11/20/47	3,360	3,341,819
Series 2010-103, Class IN, IO
4.500%	02/20/39	54	2,158
Series 2010-164, Class MI, IO
4.000%	09/20/37	230	1,377
Series 2011-41, Class AI, IO
4.500%	12/20/39	248	13,740
Series 2011-88, Class EI, IO
4.500%	11/20/39	201	8,802
Series 2012-94, Class BI, IO
4.000%	05/20/37	2,058	245,154
Series 2013-24, Class OI, IO
4.000%	02/20/43	790	163,580
GS Mortgage-Backed Securities Trust,
Series 2014-EB1A, Class 2A1, 144A
2.456%(cc)	07/25/44	601	588,696
Homeward Opportunities Fund I Trust,
Series 2018-1, Class A3, 144A
3.999%(cc)	06/25/48	2,627	2,638,910

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MetLife Securitization Trust,
Series 2018-1A, Class A, 144A
3.750%(cc)	03/25/57		7,968	$8,040,311
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A
3.000%(cc)	09/25/55		950	915,033
Sequoia Mortgage Trust,
Series 2017-5, Class B1, 144A
3.879%(cc)	08/25/47		2,250	2,255,721
Series 2018-CH1, Class A2, 144A
3.500%(cc)	02/25/48		1,580	1,576,254
Series 2018-CH2, Class A3, 144A
4.000%(cc)	06/25/48		11,135	11,231,660
STACR Trust,
Series 2018-DNA3, Class M1, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	09/25/48		2,495	2,490,191
Series 2018-HRP2, Class M1, 1 Month LIBOR + 0.850%, 144A
3.356%(c)	02/25/47		5,390	5,382,425
Starwood Mortgage Residential Trust,
Series 2018-IMC2, Class A1, 144A
4.121%(cc)	10/25/48		10,185	10,267,238
Verus Securitization Trust,
Series 2018-2, Class A1, 144A
3.677%(cc)	06/01/58		3,992	3,984,904
Series 2018-2, Class A2, 144A
3.779%(cc)	06/01/58		2,126	2,125,736
Series 2018-3, Class A1, 144A
4.108%(cc)	10/25/58		5,935	5,897,284
Series 2018-INV1, Class A1, 144A
3.626%(cc)	03/25/58		1,385	1,383,830

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $174,149,712)				174,452,272

SOVEREIGN BONDS — 2.9%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
—%(p)	12/15/35		17,250	708,975
2.500%(cc)	12/31/38		1,000	548,010
5.875%	01/11/28		5,440	3,910,000
7.125%	07/06/36		1,000	716,250
7.125%	06/28/2117		2,069	1,479,335
7.500%	04/22/26		24,600	19,710,750
8.280%	12/31/33		13,810	10,771,858
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.000%	11/21/28		7,635	7,749,525
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
4.138%	01/03/23		915	925,221
4.750%	02/15/29		4,410	4,481,663
4.854%	02/06/24		2,414	2,508,556
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/23	BRL	2,200	594,658

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.625%	01/13/28	6,850	$6,586,344
5.000%	01/27/45	2,170	1,895,517
5.625%	01/07/41	3,770	3,619,200
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	3,700	3,663,000
4.500%	03/15/29	2,885	2,851,823
5.000%	06/15/45	2,345	2,232,440
5.625%	02/26/44	4,150	4,278,650
6.125%	01/18/41	2,615	2,824,200
Colombian TES (Colombia),
Bonds
7.500%	08/26/26	COP12,800,000	4,152,860
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
4.250%	01/26/23	325	285,999
4.375%	04/30/25	1,970	1,667,113
Development Bank of Mongolia LLC (Mongolia),
Unsec’d. Notes, 144A
7.250%	10/23/23	1,630	1,599,910
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25	2,100	2,081,625
6.850%	01/27/45	4,700	4,629,499
7.450%	04/30/44	545	566,799
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
7.950%	06/20/24	2,700	2,375,999
Sr. Unsec’d. Notes, 144A
10.750%	03/28/22	2,700	2,723,625
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27	500	476,331
Sr. Unsec’d. Notes, MTN, 144A
7.500%	01/31/27	1,000	952,662
8.500%	01/31/47	4,695	4,231,622
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25	2,055	1,893,169
7.650%	06/15/35	600	567,299
8.625%	02/28/29	1,275	1,330,781
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27	615	563,340
8.625%	02/28/29	5,155	5,380,531
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes
4.250%	09/18/22	1,900	1,716,141
5.375%	10/24/23	400	363,575
Sr. Unsec’d. Notes, MTN
5.375%	02/08/21	600	578,821
Export Import Bank of Thailand (Thailand),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.900%
3.545%(c)	11/20/23	642	643,009
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.375%	08/05/26	2,500	2,284,643

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30	600	$678,119
Sr. Unsec’d. Notes
8.125%	01/18/26	10,970	10,462,747
Sr. Unsec’d. Notes, 144A
8.627%	06/16/49	800	696,448
Grenada Government International Bond (Grenada),
Sr. Unsec’d. Notes
7.000%	05/12/30	352	316,482
Hazine Mustesarligi Varlik Kiralama A/S (Turkey),
Sr. Unsec’d. Notes
4.489%	11/25/24	4,800	4,349,990
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.350%	01/11/48	600	546,973
4.750%	02/11/29	1,175	1,192,833
8.500%	10/12/35	425	571,615
Sr. Unsec’d. Notes, 144A
3.700%	01/08/22	3,445	3,411,260
Sr. Unsec’d. Notes, MTN
4.125%	01/15/25	4,325	4,255,515
4.625%	04/15/43	3,700	3,417,094
5.250%	01/17/42	2,600	2,609,524
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32	5,475	4,824,352
6.375%	03/03/28	2,000	1,799,799
6.625%	03/22/48	EUR 1,200	1,154,917
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45	3,294	3,755,160
8.000%	03/15/39	2,600	2,973,750
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
7.250%	02/28/28	800	714,271
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
6.850%	03/23/27	6,100	4,829,247
Sr. Unsec’d. Notes, GMTN
6.600%	11/27/26	2,720	2,135,309
Sr. Unsec’d. Notes, MTN
5.800%	04/14/20	1,850	1,761,015
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	01/23/46	1,800	1,593,900
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110	526	494,440
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26	9,995	9,770,113
4.750%	03/08/44	3,800	3,454,200
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes
5.625%	05/01/23	600	567,031
Sr. Unsec’d. Notes, MTN
5.125%	12/05/22	4,660	4,369,538
10.875%	04/06/21	1,140	1,251,039
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, MTN, 144A
6.500%	11/28/27	1,040	918,050

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26		2,050	$1,772,307
5.375%	03/08/27		3,150	2,753,963
Sr. Unsec’d. Notes, 144A
4.750%	06/15/26		3,020	2,610,911
6.750%	01/17/48		2,450	2,021,250
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
6.875%	12/05/27		2,100	1,902,071
8.250%	04/15/24		420	423,049
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50		545	521,838
7.125%	01/29/26		1,000	1,181,810
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.350%	09/10/24		7,400	7,344,500
4.550%	03/29/26		11,105	11,010,608
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	(a)	1,680	1,688,383
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		7,495	7,438,693
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes
7.875%	06/15/27		450	324,005
9.125%	03/16/24		1,350	1,117,125
9.950%	06/09/21		1,000	939,999
Sr. Unsec’d. Notes, 144A
7.875%	06/15/27		730	525,607
9.125%	03/16/24		1,250	1,034,375
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.830% (Cap N/A, Floor 15.000%)
52.516%(c)	05/31/22		ARS 16,651	393,368
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
5.103%	04/23/48		750	787,688
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		2,195	2,219,869
4.500%	04/23/28		455	474,906
5.103%	04/23/48		290	304,573
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN
3.250%	10/26/26		2,900	2,711,314
Sr. Unsec’d. Notes, MTN, 144A
5.000%	04/17/49		360	346,541
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
4.750%	03/13/28		EUR 2,500	2,633,795
Unsec’d. Notes
6.250%	05/23/33		700	601,789
Unsec’d. Notes, 144A
6.250%	05/23/33		1,350	1,160,595
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
4.875%	02/25/20		4,465	4,503,167
7.250%	09/28/21		8,610	9,267,029

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.850%	09/27/27	3,645	$3,396,776
5.375%	07/24/44	800	699,840
5.650%	09/27/47	2,850	2,533,365
5.875%	09/16/25	1,750	1,771,445
6.250%	03/08/41	2,150	2,084,889
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
5.750%	01/18/22	3,000	2,820,515
5.875%	07/25/22	1,250	1,168,964
6.125%	06/03/25	1,460	1,310,562
6.200%	05/11/27	2,985	2,627,239
6.250%	07/27/21	4,200	4,041,001
6.825%	07/18/26	1,100	1,014,918
6.850%	11/03/25	1,560	1,459,165
Sr. Unsec’d. Notes, 144A
6.825%	07/18/26	1,455	1,342,460
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26	3,600	3,100,500
4.875%	10/09/26	3,965	3,510,651
4.875%	04/16/43	2,400	1,779,427
5.125%	03/25/22	6,025	5,862,301
6.000%	03/25/27	10,635	10,000,133
6.250%	09/26/22	16,600	16,695,251
6.875%	03/17/36	4,450	4,165,957
7.250%	12/23/23	3,090	3,171,984
7.375%	02/05/25	3,400	3,503,020
11.875%	01/15/30	500	670,373
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/20	4,475	4,310,732
7.750%	09/01/21	1,600	1,503,999
7.750%	09/01/23	700	629,201
Sr. Unsec’d. Notes, 144A
—%(p)	05/31/40	850	488,750
7.750%	09/01/21	2,000	1,880,000
7.750%	09/01/23	2,077	1,866,932
9.750%	11/01/28	1,330	1,246,316
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes(d)
6.000%	12/09/20	4,725	1,069,031
7.750%	10/13/19	5,500	1,249,599
9.250%	09/15/27	2,200	511,500
11.750%	10/21/26	2,250	551,249
11.950%	08/05/31	1,200	281,999
12.750%	08/23/22	3,025	710,875
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24	2,700	2,721,419
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	2,200	2,217,453

TOTAL SOVEREIGN BONDS (cost $401,106,678)			371,980,978

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
Federal Home Loan Mortgage Corp.
3.000%	11/01/42	49	47,811

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/43	57	$55,623
3.000%	02/01/43	419	411,129
3.000%	02/01/43	176	172,686
3.000%	02/01/43	49	47,909
3.000%	02/01/43	25	24,245
3.000%	03/01/43	165	161,897
3.000%	03/01/43	137	134,216
3.000%	03/01/43	74	72,227
3.000%	03/01/45	45	43,972
3.000%	04/01/45	215	210,079
3.000%	05/01/45	3,428	3,354,564
3.000%	06/01/45	343	336,015
3.000%	06/01/45	69	67,947
3.000%	07/01/45	222	217,133
3.500%	04/01/42	420	422,634
3.500%	04/01/42	35	35,213
3.500%	08/01/42	561	564,931
3.500%	08/01/42	122	123,152
3.500%	08/01/42	115	116,239
3.500%	09/01/42	999	1,004,888
3.500%	09/01/42	127	127,772
3.500%	09/01/42	17	17,269
3.500%	10/01/42	152	152,908
3.500%	10/01/42	13	13,392
3.500%	11/01/42	3,495	3,514,829
3.500%	11/01/42	77	77,631
3.500%	12/01/42	859	865,211
3.500%	01/01/43	843	849,708
3.500%	03/01/43	3,448	3,473,380
3.500%	04/01/43	815	820,793
3.500%	04/01/43	114	114,443
3.500%	04/01/43	29	29,052
3.500%	05/01/43	2,083	2,098,033
3.500%	10/01/43	251	252,916
3.500%	01/01/44	804	810,213
3.500%	03/01/44	1,324	1,331,293
3.500%	05/01/45	734	736,025
3.500%	06/01/45	861	863,962
3.500%	06/01/45	134	134,130
3.500%	03/01/46	1,598	1,605,249
4.000%	06/01/33	474	486,793
4.000%	10/01/40	38	38,999
4.000%	10/01/40	28	28,741
4.000%	10/01/40	11	10,886
4.000%	11/01/40	26	26,857
4.000%	12/01/40	1,569	1,614,493
4.000%	12/01/40	1,175	1,208,825
4.000%	12/01/40	620	637,882
4.000%	12/01/40	9	8,983
4.000%	02/01/41	412	423,873
4.000%	04/01/41	2,362	2,430,452
4.000%	10/01/41	484	497,784
4.000%	10/01/41	169	173,554
4.000%	12/01/41	351	361,357
4.000%	03/01/42	30	31,219
4.000%	04/01/42	215	221,590
4.000%	04/01/42	71	73,201
4.000%	04/01/42	38	39,573

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	05/01/43	257		$265,037
4.500%	04/01/19	—	(r)	206
4.500%	09/01/23	144		148,516
4.500%	05/01/39	159		165,861
4.500%	06/01/39	98		102,162
4.500%	08/01/39	873		913,564
4.500%	10/01/39	1,226		1,283,709
4.500%	10/01/39	1,192		1,247,042
4.500%	10/01/39	63		65,504
4.500%	10/01/39	18		18,922
4.500%	12/01/39	84		87,490
4.500%	03/01/40	196		205,498
4.500%	05/01/40	83		86,840
4.500%	08/01/40	291		304,337
4.500%	10/01/40	211		221,030
4.500%	02/01/41	87		91,352
4.500%	02/01/41	54		56,267
4.500%	02/01/41	50		52,208
4.500%	02/01/41	31		32,806
4.500%	03/01/41	144		150,507
4.500%	04/01/41	618		647,013
4.500%	04/01/41	236		247,049
4.500%	10/01/41	2,034		2,129,210
4.500%	02/01/44	55		57,295
4.500%	03/01/44	126		130,785
4.500%	03/01/44	76		79,353
4.500%	03/01/44	68		70,389
4.500%	03/01/44	23		23,956
5.000%	06/01/23	58		60,258
5.000%	07/01/25	1		1,116
5.000%	07/01/33	1		1,174
5.000%	11/01/33	12		13,306
5.000%	11/01/33	8		8,448
5.000%	11/01/33	7		7,568
5.000%	11/01/33	5		5,373
5.000%	07/01/35	1,955		2,075,850
5.000%	11/01/35	234		250,961
5.000%	12/01/35	3		3,485
5.000%	04/01/40	159		169,036
5.000%	04/01/40	19		20,100
5.000%	06/01/40	132		140,818
5.000%	07/01/40	109		115,268
5.000%	07/01/40	19		19,884
5.000%	08/01/40	612		647,879
5.000%	08/01/40	197		208,562
5.000%	08/01/40	82		87,438
5.000%	06/01/41	258		275,489
5.000%	07/01/41	121		127,887
5.000%	07/01/41	114		120,090
5.000%	07/01/41	90		95,738
5.000%	07/01/41	31		32,703
5.500%	09/01/20	7		6,782
5.500%	09/01/20	4		3,544
5.500%	09/01/20	3		3,057
5.500%	03/01/34	67		72,721
5.500%	07/01/35	46		49,647
5.500%	01/01/38	1,236		1,333,480
5.500%	06/01/41	471		507,609

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	10/01/32	—	(r)$	301
6.000%	03/01/33	14		15,528
6.000%	12/01/33	388		423,770
6.000%	12/01/33	30		33,168
6.000%	06/01/37	3		3,040
6.000%	07/01/38	8		8,323
6.000%	08/01/38	14		15,399
6.500%	08/01/36	23		26,023
6.500%	09/01/39	60		67,311
7.000%	06/01/32	1		1,432
7.000%	06/01/32	1		1,060
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%
4.530%(c)	10/01/36	3		3,574
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.588%
4.338%(c)	10/01/36	3		3,562
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625%
3.857%(c)	04/01/37	81		83,909
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.723%
3.473%(c)	01/01/36	3		3,433
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.725%
4.475%(c)	07/01/35	3		3,500
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.733%
3.608%(c)	02/01/37	46		48,224
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.743%
3.618%(c)	02/01/37	12		12,587
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750%
3.726%(c)	02/01/35	33		34,470
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.785%
4.535%(c)	09/01/32	—	(r)	417
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.797%
4.582%(c)	03/01/36	11		11,105
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.815%
3.984%(c)	01/01/37	10		10,946
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.849%
3.680%(c)	02/01/37	14		14,405
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.900%
4.775%(c)	11/01/35	2		1,594
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.979%
4.847%(c)	11/01/36	6		6,592
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.010%
4.883%(c)	12/01/36	2		1,659
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.151%
4.189%(c)	02/01/37	21		22,521
Federal National Mortgage Assoc.
1.500%	06/22/20	13,193		13,000,000
2.500%	11/01/29	28		27,589
2.500%	07/01/30	2,475		2,423,388
2.500%	07/01/30	1,583		1,550,338
2.500%	01/01/31	289		282,638
2.500%	11/01/42	388		367,349
2.500%	01/01/43	94		89,244
2.500%	02/01/43	4,982		4,725,665
2.500%	02/01/43	84		79,458
2.500%	03/01/43	466		441,564
2.500%	03/01/43	264		250,349
2.500%	07/01/46	26		24,512
2.500%	TBA	16,090		15,713,205

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/27	545	$546,914
3.000%	10/01/28	5,161	5,164,027
3.000%	11/01/28	1,181	1,181,886
3.000%	02/01/29	1,186	1,186,845
3.000%	10/01/32	2,397	2,392,302
3.000%	04/01/33	29	28,192
3.000%	06/01/33	49	47,448
3.000%	11/01/36	5,957	5,886,039
3.000%	10/01/37	5,930	5,865,787
3.000%	03/01/38	4,282	4,236,319
3.000%	09/01/42	532	523,273
3.000%	10/01/42	1,488	1,463,997
3.000%	10/01/42	521	512,700
3.000%	11/01/42	339	332,985
3.000%	11/01/42	285	279,847
3.000%	01/01/43	47	46,267
3.000%	02/01/43	233	228,619
3.000%	02/01/43	66	64,908
3.000%	02/01/43	49	48,490
3.000%	02/01/43	48	46,889
3.000%	02/01/43	30	29,371
3.000%	02/01/43	14	13,287
3.000%	02/01/43	12	11,331
3.000%	03/01/43	625	613,596
3.000%	03/01/43	129	127,079
3.000%	03/01/43	73	71,676
3.000%	04/01/43	8,102	7,965,694
3.000%	04/01/43	51	50,538
3.000%	04/01/43	19	18,609
3.000%	05/01/43	183	180,177
3.000%	05/01/43	119	117,154
3.000%	05/01/43	53	52,417
3.000%	08/01/43	6,654	6,526,645
3.000%	08/01/43	1,525	1,498,110
3.000%	08/01/43	815	800,569
3.000%	08/01/43	129	126,696
3.000%	02/01/44	212	207,727
3.000%	09/01/44	331	324,753
3.000%	12/01/44	20	19,427
3.000%	04/01/45	150	146,886
3.000%	05/01/45	343	335,967
3.000%	05/01/45	18	17,454
3.000%	07/01/45	144	141,420
3.000%	07/01/45	141	138,610
3.000%	08/01/45	886	866,611
3.000%	09/01/45	301	294,627
3.000%	08/01/46	676	663,811
3.000%	09/01/46	711	693,887
3.000%	10/01/46	14,646	14,311,287
3.000%	10/01/46	6,882	6,713,720
3.000%	10/01/46	4,593	4,485,123
3.000%	10/01/46	430	418,967
3.000%	11/01/46	7,744	7,562,456
3.000%	11/01/46	5,601	5,465,572
3.000%	11/01/46	4,707	4,601,168
3.000%	11/01/46	4,128	4,025,772
3.000%	11/01/46	2,505	2,448,798
3.000%	11/01/46	2,136	2,087,398

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/46	1,374	$1,342,979
3.000%	11/01/46	936	915,157
3.000%	12/01/46	14,092	13,774,715
3.000%	12/01/46	6,905	6,750,419
3.000%	12/01/46	6,874	6,718,543
3.000%	12/01/46	6,118	5,974,120
3.000%	12/01/46	4,537	4,430,960
3.000%	12/01/46	1,196	1,168,638
3.000%	01/01/47	3,895	3,806,910
3.000%	05/01/47	5,903	5,757,363
3.000%	TBA	1,550	1,546,155
3.000%	TBA	19,085	18,602,230
3.000%	TBA	13,845	13,494,780
3.500%	10/01/28	692	702,543
3.500%	07/01/30	116	117,155
3.500%	08/01/30	587	595,480
3.500%	11/01/32	4,851	4,918,474
3.500%	05/01/33	10,355	10,481,192
3.500%	01/01/34	116	118,005
3.500%	01/01/34	77	78,544
3.500%	01/01/34	36	36,774
3.500%	01/01/34	15	14,997
3.500%	02/01/35	396	400,852
3.500%	01/01/36	3,644	3,711,427
3.500%	12/01/41	192	193,133
3.500%	06/01/42	713	717,031
3.500%	06/01/42	456	458,593
3.500%	07/01/42	4,814	4,842,514
3.500%	07/01/42	617	620,634
3.500%	08/01/42	1,218	1,225,430
3.500%	09/01/42	1,711	1,721,312
3.500%	10/01/42	3,767	3,789,139
3.500%	11/01/42	274	276,557
3.500%	01/01/43	1,541	1,550,115
3.500%	01/01/43	1,056	1,061,979
3.500%	03/01/43	5,917	5,952,114
3.500%	04/01/43	227	228,060
3.500%	06/01/43	871	876,117
3.500%	06/01/43	749	754,425
3.500%	07/01/43	986	993,622
3.500%	07/01/43	576	579,269
3.500%	07/01/43	373	375,794
3.500%	07/01/43	256	257,834
3.500%	07/01/43	175	175,884
3.500%	08/01/43	2,005	2,016,513
3.500%	08/01/43	302	303,863
3.500%	08/01/43	265	266,487
3.500%	09/01/43	2,589	2,609,153
3.500%	10/01/43	978	984,231
3.500%	01/01/44	2,914	2,941,664
3.500%	01/01/44	1,001	1,007,084
3.500%	03/01/44	1,203	1,212,146
3.500%	07/01/44	742	747,140
3.500%	12/01/44	2,731	2,746,644
3.500%	03/01/45	3,720	3,749,393
3.500%	04/01/45	8,319	8,350,205
3.500%	04/01/45	5,932	5,953,372
3.500%	06/01/45	6,333	6,354,993

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/45	4,092		$4,107,238
3.500%	09/01/45	10,002		10,036,735
3.500%	11/01/45	11,318		11,355,873
3.500%	11/01/45	140		140,866
3.500%	12/01/45	29,879		29,974,857
3.500%	12/01/45	1,657		1,659,415
3.500%	12/01/45	1,464		1,468,543
3.500%	01/01/46	2,341		2,348,674
3.500%	01/01/46	1,811		1,816,895
3.500%	01/01/46	1,379		1,383,370
3.500%	04/01/46	10,700		10,731,853
3.500%	06/01/46	1,819		1,836,400
3.500%	04/01/47	2,571		2,576,085
3.500%	04/01/48	8,921		8,922,125
3.500%	08/01/56	6,253		6,234,896
3.500%	TBA	16,740		16,737,057
4.000%	11/01/40	7,053		7,244,994
4.000%	11/01/40	1,710		1,758,189
4.000%	12/01/40	3,719		3,824,477
4.000%	12/01/40	1,865		1,917,981
4.000%	01/01/41	1,156		1,188,199
4.000%	01/01/41	197		202,526
4.000%	02/01/41	722		741,891
4.000%	02/01/41	222		228,383
4.000%	03/01/41	1,761		1,810,193
4.000%	04/01/41	636		654,463
4.000%	10/01/41	3,457		3,554,339
4.000%	10/01/41	716		736,734
4.000%	11/01/41	616		633,365
4.000%	01/01/42	4,186		4,304,475
4.000%	01/01/42	1,249		1,284,090
4.000%	01/01/42	839		862,830
4.000%	02/01/42	882		906,532
4.000%	02/01/42	655		673,903
4.000%	02/01/42	75		77,181
4.000%	08/01/42	2,400		2,467,492
4.000%	09/01/43	6,430		6,598,347
4.000%	11/01/44	5,522		5,639,982
4.000%	05/01/45	460		469,632
4.000%	06/01/45	14,116		14,417,518
4.000%	07/01/45	275		280,615
4.000%	09/01/45	636		648,916
4.000%	10/01/45	1,273		1,299,781
4.000%	12/01/45	1,292		1,318,570
4.000%	03/01/46	8,111		8,305,000
4.000%	03/01/46	6,978		7,124,448
4.000%	09/01/46	478		487,521
4.000%	02/01/47	2,873		2,931,424
4.000%	06/01/47	12,830		13,083,486
4.000%	08/01/47	3,673		3,745,331
4.000%	07/01/48	34,687		35,366,970
4.000%	TBA	16,845		17,171,372
4.000%	TBA	14,525		14,806,422
4.500%	05/01/19	1		678
4.500%	11/01/19	—	(r)	497
4.500%	11/01/20	2		2,335
4.500%	04/01/23	75		76,779
4.500%	12/01/23	2		2,217

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/01/24	25	$25,259
4.500%	04/01/26	484	498,821
4.500%	04/01/26	110	113,020
4.500%	07/01/26	48	49,814
4.500%	10/01/26	199	204,563
4.500%	01/01/27	805	828,767
4.500%	09/01/39	734	768,315
4.500%	12/01/39	1,781	1,865,010
4.500%	12/01/39	994	1,041,484
4.500%	04/01/40	1,234	1,292,553
4.500%	07/01/40	131	137,000
4.500%	09/01/40	1,878	1,967,254
4.500%	11/01/40	2,505	2,623,847
4.500%	12/01/40	1,286	1,346,743
4.500%	12/01/40	214	223,772
4.500%	02/01/41	741	775,457
4.500%	02/01/41	392	410,197
4.500%	02/01/41	263	274,933
4.500%	05/01/41	56	58,423
4.500%	06/01/41	191	200,364
4.500%	06/01/41	157	163,491
4.500%	08/01/41	53	55,113
4.500%	10/01/41	30	31,184
4.500%	10/01/41	27	28,121
4.500%	11/01/41	729	763,716
4.500%	11/01/41	30	31,086
4.500%	04/01/42	295	309,472
4.500%	08/01/42	73	76,575
4.500%	09/01/42	179	186,969
4.500%	09/01/42	94	98,012
4.500%	09/01/42	58	60,284
4.500%	10/01/42	435	455,323
4.500%	09/01/43	148	153,835
4.500%	10/01/43	122	127,312
4.500%	11/01/43	111	116,026
4.500%	06/01/44	136	141,890
4.500%	08/01/44	335	349,149
4.500%	10/01/44	232	242,959
4.500%	11/01/44	425	442,473
4.500%	12/01/44	278	288,534
4.500%	02/01/45	223	232,354
4.500%	02/01/45	95	99,712
4.500%	11/01/47	4,509	4,719,243
4.500%	05/01/48	13,264	13,893,772
4.500%	05/01/48	12,177	12,617,854
4.500%	09/01/48	2,016	2,088,539
4.500%	TBA	6,810	7,051,675
5.000%	12/01/19	4	4,387
5.000%	01/01/20	1	827
5.000%	05/01/20	4	4,427
5.000%	12/01/20	29	29,822
5.000%	02/01/21	10	10,677
5.000%	06/01/23	4	4,124
5.000%	09/01/23	662	693,815
5.000%	01/01/24	91	93,023
5.000%	06/01/24	50	50,795
5.000%	09/01/25	60	60,786
5.000%	04/01/34	16	16,462

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/34	15		$16,407
5.000%	03/01/35	657		697,838
5.000%	04/01/35	765		812,720
5.000%	04/01/35	72		76,285
5.000%	05/01/35	90		95,985
5.000%	06/01/35	89		94,922
5.000%	06/01/35	41		43,727
5.000%	06/01/35	24		25,331
5.000%	09/01/35	55		58,185
5.000%	10/01/35	599		635,363
5.000%	10/01/35	110		116,955
5.000%	03/01/36	208		220,961
5.000%	12/01/36	873		926,967
5.000%	12/01/36	19		19,665
5.000%	07/01/37	15		15,544
5.000%	02/01/38	78		82,830
5.000%	05/01/38	494		524,186
5.000%	06/01/39	62		66,037
5.000%	06/01/40	310		329,011
5.000%	08/01/40	538		570,603
5.000%	04/01/41	1,036		1,099,395
5.000%	06/01/41	211		223,924
5.000%	06/01/41	41		43,343
5.000%	08/01/41	119		126,367
5.000%	09/01/41	641		680,759
5.000%	01/01/42	594		630,362
5.000%	02/01/42	158		167,374
5.000%	05/01/42	339		360,378
5.000%	07/01/42	762		808,826
5.000%	11/01/44	1,282		1,360,399
5.000%	07/01/48	3,280		3,465,285
5.000%	08/01/48	2,757		2,888,807
5.000%	08/01/48	1,925		2,017,381
5.000%	TBA	5,695		5,965,068
5.500%	07/01/19	—	(r)	291
5.500%	08/01/19	1		1,053
5.500%	09/01/19	16		16,355
5.500%	09/01/19	1		1,398
5.500%	10/01/19	—	(r)	346
5.500%	07/01/20	3		2,613
5.500%	08/01/21	2		1,928
5.500%	09/01/21	5		4,867
5.500%	09/01/21	3		2,756
5.500%	09/01/21	2		1,565
5.500%	11/01/21	10		10,162
5.500%	03/01/22	6		5,851
5.500%	03/01/22	—	(r)	198
5.500%	05/01/22	1		1,299
5.500%	07/01/22	2		1,612
5.500%	07/01/22	1		746
5.500%	08/01/22	9		8,908
5.500%	08/01/22	—	(r)	199
5.500%	01/01/23	110		114,111
5.500%	09/01/34	266		286,486
5.500%	11/01/34	21		22,541
5.500%	12/01/34	78		83,458
5.500%	04/01/35	54		58,527
5.500%	11/01/35	254		273,036

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	12/01/35	68		$73,265
5.500%	01/01/36	70		75,636
5.500%	01/01/36	10		10,666
5.500%	03/01/36	15		16,534
5.500%	03/01/36	10		11,157
5.500%	05/01/36	664		714,487
5.500%	05/01/36	328		352,298
5.500%	07/01/36	1,391		1,497,407
5.500%	11/01/36	6		6,387
5.500%	08/01/37	760		818,893
5.500%	08/01/37	422		454,147
5.500%	08/01/37	100		107,885
5.500%	08/01/37	16		16,742
5.500%	09/01/37	265		285,366
5.500%	02/01/38	661		711,642
5.500%	02/01/38	103		111,300
5.500%	09/01/38	380		408,714
5.500%	04/01/39	197		212,422
5.500%	05/01/39	223		238,957
5.500%	03/01/40	419		451,362
5.500%	03/01/41	3,169		3,412,355
5.500%	09/01/41	649		697,087
5.500%	09/01/41	3		3,655
5.500%	TBA	2,765		2,925,716
6.000%	04/01/21	3		3,300
6.000%	07/01/21	—	(r)	127
6.000%	11/01/32	16		17,015
6.000%	03/01/33	16		17,934
6.000%	04/01/33	23		25,052
6.000%	02/01/34	161		175,194
6.000%	08/01/34	13		13,832
6.000%	11/01/34	693		756,150
6.000%	11/01/34	11		11,696
6.000%	11/01/35	112		122,589
6.000%	12/01/35	26		28,241
6.000%	02/01/36	835		911,307
6.000%	04/01/36	—	(r)	78
6.000%	05/01/36	264		287,885
6.000%	05/01/36	220		239,831
6.000%	06/01/36	27		29,078
6.000%	09/01/36	1,848		2,015,446
6.000%	09/01/36	35		38,177
6.000%	11/01/36	57		62,005
6.000%	12/01/36	4		4,664
6.000%	01/01/37	23		25,242
6.000%	01/01/37	—	(r)	229
6.000%	02/01/37	265		289,231
6.000%	02/01/37	17		18,245
6.000%	03/01/37	1,369		1,493,717
6.000%	03/01/37	609		663,883
6.000%	03/01/37	97		106,054
6.000%	05/01/37	12		12,855
6.000%	05/01/37	—	(r)	402
6.000%	06/01/37	34		37,124
6.000%	08/01/37	1,157		1,261,645
6.000%	08/01/37	206		224,280
6.000%	10/01/37	18		18,798
6.000%	02/01/38	76		82,352

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	03/01/38	731		$797,867
6.000%	04/01/38	31		33,612
6.000%	05/01/38	209		226,380
6.000%	08/01/38	19		21,315
6.000%	09/01/38	44		48,356
6.000%	10/01/38	170		186,365
6.000%	12/01/38	8		8,435
6.000%	04/01/39	13		14,448
6.000%	06/01/39	250		272,122
6.000%	09/01/39	930		1,014,101
6.000%	10/01/39	275		299,932
6.000%	02/01/40	134		145,690
6.000%	10/01/40	258		281,581
6.500%	07/01/32	108		122,118
6.500%	07/01/32	65		72,549
6.500%	07/01/32	7		8,208
6.500%	12/01/32	28		31,059
6.500%	12/01/32	8		9,163
6.500%	07/01/35	32		36,123
6.500%	12/01/35	290		328,153
6.500%	07/01/36	1,076		1,216,624
6.500%	07/01/36	4		4,829
6.500%	08/01/36	233		261,937
6.500%	08/01/36	193		219,068
6.500%	08/01/36	53		59,781
6.500%	09/01/36	449		517,080
6.500%	09/01/36	111		123,511
6.500%	10/01/36	231		261,315
6.500%	10/01/36	14		15,389
6.500%	11/01/36	9		9,874
6.500%	12/01/36	4		4,525
6.500%	08/01/37	14		14,860
6.500%	10/01/37	148		167,640
6.500%	10/01/37	5		4,952
6.500%	08/01/38	78		87,672
6.500%	06/01/39	54		61,319
6.500%	10/01/39	263		295,406
6.500%	05/01/40	328		373,111
6.500%	05/01/40	260		293,322
7.000%	01/01/31	—	(r)	219
7.000%	04/01/32	—	(r)	282
7.000%	04/01/37	28		29,639
Federal National Mortgage Assoc., 12 Month LIBOR + 1.340%
3.090%(c)	12/01/35	3		3,294
Federal National Mortgage Assoc., 12 Month LIBOR + 1.577%
4.022%(c)	12/01/35	11		11,325
Federal National Mortgage Assoc., 12 Month LIBOR + 1.595%
4.260%(c)	07/01/35	9		9,567
Federal National Mortgage Assoc., 12 Month LIBOR + 1.655%
4.322%(c)	08/01/37	12		12,868
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700%
4.575%(c)	11/01/37	42		43,830
Federal National Mortgage Assoc., 12 Month LIBOR + 1.750%
4.125%(c)	09/01/36	—	(r)	51
Federal National Mortgage Assoc., 12 Month LIBOR + 1.867%
4.549%(c)	08/01/36	10		10,235
Federal National Mortgage Assoc., 12 Month LIBOR + 1.892%
4.293%(c)	12/01/35	5		4,742

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Assoc.
2.500%	10/20/42	2,264	$2,191,352
2.500%	12/20/42	3,325	3,218,763
3.000%	10/15/42	79	77,675
3.000%	12/15/42	21	21,045
3.000%	05/15/43	60	59,911
3.000%	06/15/43	10	10,353
3.000%	07/15/43	138	136,856
3.000%	08/20/43	1,786	1,773,195
3.000%	09/20/43	1,690	1,678,592
3.000%	01/20/44	180	178,708
3.000%	02/20/44	482	478,517
3.000%	04/20/46	1,505	1,484,847
3.000%	05/20/46	440	434,689
3.000%	05/20/46	192	189,834
3.000%	06/20/46	907	894,763
3.000%	07/20/46	1,472	1,453,524
3.000%	07/20/46	1,145	1,130,797
3.000%	07/20/46	833	822,101
3.000%	07/20/46	791	781,051
3.000%	07/20/46	458	452,581
3.000%	07/20/46	263	259,980
3.000%	08/20/46	22,416	22,107,456
3.000%	08/20/46	609	601,931
3.000%	08/20/46	568	560,569
3.000%	08/20/46	373	368,400
3.000%	09/20/46	9,099	8,977,909
3.000%	09/20/46	365	360,758
3.000%	09/20/46	330	325,867
3.000%	10/20/46	4,232	4,172,329
3.000%	11/20/46	3,199	3,153,720
3.000%	12/20/46	8,793	8,666,459
3.000%	02/20/48	13,482	13,279,275
3.500%	05/20/42	58	58,645
3.500%	07/20/42	176	177,659
3.500%	08/20/42	1,434	1,450,816
3.500%	09/20/42	4,639	4,691,354
3.500%	10/20/42	2,144	2,168,319
3.500%	11/20/42	31	31,641
3.500%	12/20/42	692	700,285
3.500%	03/20/43	1,674	1,684,076
3.500%	04/20/43	69	69,938
3.500%	05/20/43	728	736,744
3.500%	08/20/43	57	57,268
3.500%	09/20/43	5,392	5,453,562
3.500%	11/15/43	1,472	1,489,983
3.500%	10/20/44	2,794	2,819,795
3.500%	10/20/44	301	303,368
3.500%	02/15/45	346	349,337
3.500%	02/20/45	741	746,438
3.500%	04/20/45	160	161,415
3.500%	05/20/45	510	513,935
3.500%	05/20/45	251	252,941
3.500%	01/20/46	159	160,187
3.500%	02/20/46	3,780	3,807,136
3.500%	02/20/46	3,353	3,384,573
3.500%	05/20/46	214	215,243
3.500%	05/20/46	44	44,458

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/20/46	30	$29,965
3.500%	06/20/46	237	238,782
3.500%	02/20/48	14,007	14,074,248
3.500%	02/20/48	291	292,317
3.500%	08/20/48	4,363	4,391,584
3.500%	TBA	2,010	2,022,405
4.000%	09/20/25	74	75,521
4.000%	11/20/25	147	151,184
4.000%	01/20/26	43	44,097
4.000%	02/20/41	130	134,314
4.000%	05/20/41	1,228	1,268,091
4.000%	10/15/41	209	216,422
4.000%	10/15/41	176	182,759
4.000%	10/15/41	43	44,310
4.000%	10/20/41	1,193	1,232,601
4.000%	11/20/41	233	240,367
4.000%	12/20/41	113	116,835
4.000%	09/20/42	105	108,749
4.000%	11/20/42	85	87,827
4.000%	02/20/44	3,145	3,244,350
4.000%	05/20/46	5,648	5,804,920
4.000%	05/20/47	13,222	13,547,584
4.000%	08/20/47	2,220	2,275,137
4.000%	01/20/48	1,628	1,668,068
4.000%	10/20/48	4,819	4,937,526
4.000%	11/20/48	14,990	15,359,214
4.500%	05/15/39	17	17,418
4.500%	11/20/39	163	170,902
4.500%	02/20/40	1,407	1,475,986
4.500%	05/20/40	1,250	1,311,839
4.500%	06/15/40	181	188,655
4.500%	06/15/40	61	64,112
4.500%	06/15/40	10	10,850
4.500%	07/15/40	37	38,530
4.500%	08/15/40	88	92,424
4.500%	09/15/40	189	197,553
4.500%	09/20/40	675	708,678
4.500%	11/20/40	353	370,065
4.500%	02/20/41	1,557	1,633,832
4.500%	03/15/41	255	266,611
4.500%	03/20/41	1,785	1,873,168
4.500%	05/20/41	96	101,126
4.500%	07/20/41	210	220,581
4.500%	09/15/45	819	854,587
4.500%	01/20/46	899	942,628
4.500%	07/20/46	388	407,203
4.500%	08/20/46	628	655,183
4.500%	09/20/46	505	529,285
4.500%	01/20/47	1,486	1,558,198
4.500%	03/20/47	1,396	1,457,929
4.500%	07/20/47	4,536	4,697,102
4.500%	08/20/47	8,795	9,106,309
4.500%	09/20/47	1,257	1,301,885
4.500%	07/20/48	1,235	1,278,962
4.500%	TBA	2,455	2,540,302
5.000%	03/20/34	1	1,376
5.000%	07/20/39	241	256,776
5.000%	08/15/39	20	21,103

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	09/15/39	201		$213,234
5.000%	10/15/39	197		208,258
5.000%	10/15/39	37		39,052
5.000%	10/20/39	12		12,995
5.000%	12/15/39	4,451		4,717,770
5.000%	02/15/40	329		351,634
5.000%	02/15/40	329		351,634
5.000%	04/15/40	169		178,951
5.000%	05/20/40	1,016		1,081,796
5.000%	06/15/40	164		174,021
5.000%	06/20/40	701		753,369
5.000%	07/15/40	20		21,108
5.000%	08/15/40	32		34,257
5.000%	08/20/40	529		559,067
5.000%	09/15/40	29		30,683
5.000%	09/15/40	26		27,937
5.000%	09/20/40	345		366,225
5.000%	03/20/41	683		723,325
5.000%	08/20/41	739		783,213
5.000%	06/20/47	1,525		1,591,550
5.000%	07/20/47	985		1,025,572
5.000%	08/20/47	1,632		1,699,907
5.000%	09/20/47	6,007		6,256,869
5.000%	10/20/47	9,154		9,535,375
5.000%	11/20/47	3,413		3,555,286
5.000%	12/20/47	6,095		6,348,873
5.000%	01/20/48	5,152		5,366,636
5.000%	07/20/48	2,800		2,949,761
5.000%	08/20/48	7,088		7,390,184
5.000%	09/20/48	8,005		8,353,068
5.000%	09/20/48	2,197		2,332,289
5.500%	10/20/32	2		2,300
5.500%	03/20/34	7		7,642
5.500%	06/15/35	213		230,639
5.500%	01/20/36	1,461		1,559,339
5.500%	05/20/48	5,385		5,641,334
6.000%	12/20/38	2,168		2,358,491
6.500%	09/20/32	5		5,620
6.500%	12/20/33	2		2,563
8.000%	09/15/22	—	(r)	261
8.000%	07/15/23	—	(r)	258
8.500%	06/15/26	2		1,541
9.500%	01/15/20	—	(r)	7

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,069,289,807)				1,056,967,696

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bonds
2.500%	02/15/46	2,715		2,451,136
2.500%	05/15/46	19,885		17,933,008
2.750%	08/15/47	18,865		17,866,481
2.750%	11/15/47	8,000		7,569,688
2.875%	08/15/45	17,245		16,796,361
2.875%	11/15/46	11,775		11,448,888
3.000%	11/15/44	37,120		37,063,450
3.000%	05/15/45	44,806		44,720,239
3.000%	05/15/47	5,190		5,167,699

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.000%	02/15/48		20,160	$20,052,113
3.000%	08/15/48		6,700	6,668,332
3.125%	02/15/43		49,805	50,803,045
4.500%	02/15/36		8,225	10,137,955
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/22		529	513,496
0.125%	04/15/22		2,149	2,078,593
0.125%	07/15/22		1,837	1,784,686
0.125%	01/15/23		180	173,636
0.125%	07/15/24		120	114,989
0.250%	01/15/25		2,993	2,865,608
0.375%	01/15/27		1,268	1,204,409
0.500%	01/15/28		1,773	1,691,539
0.625%	07/15/21		1,459	1,442,613
0.625%	01/15/24		505	497,128
0.625%	01/15/26		1,376	1,339,396
0.625%	02/15/43		258	226,502
0.750%	02/15/45		464	414,730
1.000%	02/15/46		376	356,719
1.000%	02/15/48		309	292,497
1.250%	07/15/20		714	712,785
1.375%	02/15/44		51	52,645
2.125%	02/15/40		126	148,495
2.125%	02/15/41		997	1,176,666
2.500%	01/15/29		539	613,386
3.875%	04/15/29		278	353,967
U.S. Treasury Notes
0.875%	05/15/19		12,500	12,426,270
0.875%	06/15/19		82,305	81,703,787
1.500%	11/30/19		20,600	20,387,563
1.625%	08/31/22		42,740	41,457,800
1.875%	09/30/22		41,560	40,655,745
2.000%	08/31/21	(a)(k)	110,065	108,697,786
2.250%	02/15/27		15,465	15,016,757
2.250%	08/15/27		13,580	13,142,363
2.250%	11/15/27		6,950	6,713,537
2.375%	05/15/27		6,680	6,540,138
2.500%	03/31/23		64,015	64,022,502
2.625%	07/15/21		7,720	7,747,442
2.750%	08/15/21		54,015	54,380,023
2.875%	09/30/23		75	76,219
2.875%	10/31/23		40,500	41,173,945
3.125%	11/15/28		9,068	9,405,925

TOTAL U.S. TREASURY OBLIGATIONS (cost $789,639,174)				790,280,682

TOTAL LONG-TERM INVESTMENTS (cost $11,498,363,729)				11,889,856,853

			Shares

SHORT-TERM INVESTMENTS — 14.3%

AFFILIATED MUTUAL FUNDS — 13.8%
PGIM Core Ultra Short Bond Fund(w)			1,064,000,887	1,064,000,887

			Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $728,285,263; includes $726,632,910 of cash collateral for securities on loan)(b)(w)			728,250,656	$728,177,831

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,792,286,150)				1,792,178,718

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 0.5%
U.S. Treasury Bills
2.261%	01/17/19		53	52,950
2.264%	01/17/19		27	26,974
2.265%	01/17/19		28	27,973
2.269%	01/17/19		51	50,452
2.276%	01/17/19		473	472,050
2.296%	01/17/19		35	34,967
2.490%	06/13/19	(h)(k)	58,500	57,857,341
4.452%	01/17/19		20	19,981

TOTAL U.S. TREASURY OBLIGATIONS (cost $58,533,585)				58,542,688

OPTIONS PURCHASED~* — 0.0% (cost $332,730)				204,467

TOTAL SHORT-TERM INVESTMENTS (cost $1,851,152,465)				1,850,925,873

TOTAL INVESTMENTS — 105.9% (cost $13,349,516,194)				13,740,782,726
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (5.9)%				(769,898,752)

NET ASSETS — 100.0%				$12,970,883,974

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $298,818 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $700,860,621; cash collateral of $726,632,910 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(r)	Less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

FORWARD COMMITMENT CONTRACT

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $28,349,540)	3.500%	TBA	01/14/19	$(28,525)	$(28,519,986)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	Bank of America, N.A.	11/15/19	6.98	—	6,000	$99,691
Currency Option USD vs CNH	Call	Barclays Bank PLC	11/27/19	6.97	—	6,000	104,776

Total Options Purchased (cost $332,730)							$204,467

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,725	2 Year U.S. Treasury Notes	Mar. 2019	$366,239,062	$2,398,827
808	5 Year U.S. Treasury Notes	Mar. 2019	92,667,501	1,141,344
685	10 Year U.S. Treasury Notes	Mar. 2019	83,580,703	1,985,430
629	20 Year U.S. Treasury Bonds	Mar. 2019	91,833,999	4,271,062
826	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	132,702,063	6,718,891
260	ASX SPI 200 Index	Mar. 2019	25,459,764	(82,409)
1,616	Euro STOXX 50 Index	Mar. 2019	55,064,609	(2,221,840)
629	FTSE 100 Index	Mar. 2019	53,386,752	(902,907)
943	Russell 2000 E-Mini Index	Mar. 2019	63,605,350	(4,602,077)
2,970	S&P 500 E-Mini Index	Mar. 2019	372,022,200	(21,783,307)
246	TOPIX Index	Mar. 2019	33,520,460	(2,019,981)

				(15,096,967)

Short Positions:
761	10 Year U.S. Treasury Notes	Mar. 2019	92,853,891	(2,211,656)
500	10 Year U.S. Ultra Treasury Notes	Mar. 2019	65,039,062	(1,736,872)

				(3,948,528)

				$(19,045,495)

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 02/08/19	BNP Paribas	ARS	5,622	$134,498	$141,349	$6,851	$—
Australian Dollar,
Expiring 01/18/19	State Street Bank and Trust Company	AUD	11,092	8,015,948	7,815,681	—	(200,267)
Brazilian Real,
Expiring 01/03/19	Deutsche Bank AG	BRL	2,170	560,029	559,791	—	(238)
Expiring 01/03/19	HSBC Bank USA, N.A.	BRL	11	2,839	2,838	—	(1)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	2,191	581,605	565,208	—	(16,397)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	10	2,581	2,580	—	(1)
Expiring 04/02/19	HSBC Bank USA, N.A.	BRL	9	2,314	2,306	—	(8)
Expiring 04/02/19	Morgan Stanley & Co. International PLC	BRL	10	2,573	2,563	—	(10)
British Pound,
Expiring 01/18/19	HSBC Bank USA, N.A.	GBP	21,528	27,801,690	27,465,608	—	(336,082)
Canadian Dollar,
Expiring 01/18/19	Imperial Capital LLC	CAD	7,081	5,374,459	5,189,372	—	(185,087)
Expiring 01/25/19	UBS AG	CAD	133	99,344	97,489	—	(1,855)
Euro,
Expiring 01/18/19	Citibank, N.A.	EUR	42,277	47,944,120	48,516,259	572,139	—
Expiring 02/22/19	Barclays Bank PLC	EUR	115	131,012	132,349	1,337	—
Expiring 02/22/19	HSBC Bank USA, N.A.	EUR	55	62,616	63,297	681	—
Expiring 02/22/19	JPMorgan Chase Bank, N.A.	EUR	445	510,771	511,531	760	—
Japanese Yen,
Expiring 01/18/19	Imperial Capital LLC	JPY	4,116,609	36,326,974	37,614,100	1,287,126	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	JPY	44,615	395,973	407,654	11,681	—
Mexican Peso,
Expiring 02/22/19	BNP Paribas	MXN	63,131	3,103,023	3,186,025	83,002	—
Expiring 02/22/19	Citibank, N.A.	MXN	23,806	1,154,533	1,201,429	46,896	—
Singapore Dollar,
Expiring 01/18/19	Citibank, N.A.	SGD	4,620	3,356,599	3,391,063	34,464	—
Swedish Krona,
Expiring 01/18/19	BNP Paribas	SEK	3,163	352,992	357,433	4,441	—
Expiring 01/18/19	Goldman Sachs International	SEK	3,415	377,562	385,910	8,348	—
Expiring 01/18/19	Morgan Stanley & Co. International PLC	SEK	89,219	9,840,835	10,082,139	241,304	—
Swiss Franc,
Expiring 01/18/19	HSBC Bank USA, N.A.	CHF	412	419,416	419,886	470	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	CHF	395	397,454	402,560	5,106	—
Expiring 01/18/19	Morgan Stanley & Co. International PLC	CHF	15,328	15,300,997	15,621,360	320,363	—
Expiring 01/18/19	State Street Bank and Trust Company	CHF	516	520,569	525,876	5,307	—
Turkish Lira,
Expiring 01/18/19	Citibank, N.A.	TRY	8,232	1,503,815	1,538,517	34,702	—

				$164,277,141	$166,202,173	2,664,978	(739,946)

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/18/19	Deutsche Bank AG	AUD	650	$461,512	$458,006	$3,506	$—
Brazilian Real,
Expiring 01/03/19	Deutsche Bank AG	BRL	2,170	577,158	559,790	17,368	—
Expiring 01/03/19	HSBC Bank USA, N.A.	BRL	11	2,846	2,838	8	—
	Morgan Stanley & Co.
Expiring 01/03/19	International PLC	BRL	2,191	565,448	565,207	241	—
	Morgan Stanley & Co.
Expiring 01/03/19	International PLC	BRL	10	2,589	2,580	9	—
British Pound,
Expiring 01/18/19	State Street Bank and Trust Company	GBP	474	600,660	604,733	—	(4,073)
Canadian Dollar,
Expiring 01/18/19	Barclays Bank PLC	CAD	470	354,440	344,444	9,996	—
Expiring 01/18/19	State Street Bank and Trust Company	CAD	464	342,873	340,046	2,827	—
Expiring 01/25/19	State Street Bank and Trust Company	CAD	111	85,402	81,363	4,039	—
Expiring 01/25/19	State Street Bank and Trust Company	CAD	111	85,276	81,363	3,913	—
Expiring 01/25/19	State Street Bank and Trust Company	CAD	111	85,276	81,363	3,913	—
Colombian Peso,
Expiring 02/08/19	Goldman Sachs International	COP	5,043,036	1,570,912	1,549,788	21,124	—
Expiring 02/08/19	HSBC Bank USA, N.A.	COP	3,690,604	1,154,486	1,134,169	20,317	—
Euro,
Expiring 01/18/19	BNP Paribas	EUR	524	597,230	601,332	—	(4,102)
Expiring 01/18/19	Royal Bank of Scotland Group PLC	EUR	309	352,342	354,602	—	(2,260)
Expiring 01/18/19	State Street Bank and Trust Company	EUR	1,000	1,145,047	1,147,581	—	(2,534)
Expiring 01/18/19	State Street Bank and Trust Company	EUR	1,000	1,142,376	1,147,580	—	(5,204)
Expiring 01/18/19	State Street Bank and Trust Company	EUR	447	510,290	512,968	—	(2,678)
Expiring 02/22/19	Bank of America, N.A.	EUR	900	1,028,946	1,035,780	—	(6,834)
Expiring 02/22/19	Bank of America, N.A.	EUR	535	611,651	615,713	—	(4,062)
Expiring 02/22/19	Citibank, N.A.	EUR	900	1,029,479	1,035,780	—	(6,301)
Expiring 02/22/19	Citibank, N.A.	EUR	535	611,968	615,714	—	(3,746)
Expiring 02/22/19	Citibank, N.A.	EUR	227	259,834	261,252	—	(1,418)
Expiring 02/22/19	JPMorgan Chase Bank, N.A.	EUR	242	275,887	277,975	—	(2,088)
Expiring 02/22/19	UBS AG	EUR	901	1,038,632	1,037,276	1,356	—
Expiring 02/22/19	UBS AG	EUR	900	1,034,632	1,035,780	—	(1,148)
Expiring 02/22/19	UBS AG	EUR	535	615,031	615,713	—	(682)
Expiring 02/22/19	UBS AG	EUR	535	615,931	615,127	804	—
Indian Rupee,
Expiring 02/08/19	Barclays Bank PLC	INR	6,139	82,282	87,537	—	(5,255)
Expiring 02/08/19	Barclays Bank PLC	INR	6,139	82,282	87,537	—	(5,255)
Expiring 02/08/19	Citibank, N.A.	INR	6,139	82,320	87,537	—	(5,217)
Expiring 02/08/19	Citibank, N.A.	INR	6,139	82,320	87,537	—	(5,217)
Expiring 02/08/19	HSBC Bank USA, N.A.	INR	6,142	82,637	87,580	—	(4,943)
Expiring 02/08/19	HSBC Bank USA, N.A.	INR	6,139	82,597	87,537	—	(4,940)
Expiring 02/08/19	HSBC Bank USA, N.A.	INR	6,139	82,597	87,537	—	(4,940)

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 01/18/19	Deutsche Bank AG	JPY	175,000	$1,577,617	$1,599,002	$—	$(21,385)
Expiring 01/18/19	State Street Bank and Trust Company	JPY	197,255	1,784,429	1,802,350	—	(17,921)
Expiring 01/18/19	State Street Bank and Trust Company	JPY	163,396	1,459,807	1,492,974	—	(33,167)
Expiring 01/18/19	State Street Bank and Trust Company	JPY	100,000	890,837	913,716	—	(22,879)
Mexican Peso,
Expiring 02/22/19	BNP Paribas	MXN	29,384	1,408,823	1,482,919	—	(74,096)
Expiring 02/22/19	UBS AG	MXN	16,703	824,905	842,949	—	(18,044)
Expiring 02/22/19	UBS AG	MXN	16,703	813,297	842,949	—	(29,652)
New Taiwanese Dollar,
Expiring 03/08/19	JPMorgan Chase Bank, N.A.	TWD	65,394	2,143,363	2,139,306	4,057	—
South African Rand,
Expiring 02/08/19	Barclays Bank PLC	ZAR	21,520	1,512,178	1,488,503	23,675	—
Swedish Krona,
Expiring 01/18/19	Citibank, N.A.	SEK	3,203	356,165	361,953	—	(5,788)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	SEK	3,905	435,649	441,282	—	(5,633)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	SEK	3,658	407,013	413,370	—	(6,357)
Expiring 01/18/19	Morgan Stanley & Co. International PLC	SEK	5,288	587,902	597,567	—	(9,665)
Swiss Franc,
Expiring 01/18/19	BNP Paribas	CHF	367	371,446	374,024	—	(2,578)
Expiring 01/18/19	Credit Suisse International	CHF	367	371,161	374,024	—	(2,863)
Expiring 01/18/19	Goldman Sachs International	CHF	708	716,473	721,550	—	(5,077)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	CHF	415	423,269	422,943	326	—

				$33,419,523	$33,640,046	117,479	(338,002)

						$2,782,457	$(1,077,948)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.31.V1	12/20/23	5.000%(Q)	48,025	4.490%	$3,601,875	$1,037,324	$(2,564,551)
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	200,500	0.877%	3,574,068	1,179,809	(2,394,259)

					$7,175,943	$2,217,133	$(4,958,810)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.EM.CDSI.S30	12/20/23	1.000%(Q)	94,050	2.063%	$(4,381,946)	$(4,114,688)	$(267,258)	Goldman Sachs International
CDX.EM.CDSI.S30	12/20/23	1.000%(Q)	10,000	2.063%	(491,195)	(525,000)	33,805	Goldman Sachs International

					$(4,873,141)	$(4,639,688)	$(233,453)

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	12/20/23	1.000%(Q)	5,700	$(87,025)	$(97,110)	$10,085	Goldman Sachs International
Republic of Korea	12/20/23	1.000%(Q)	2,700	(78,105)	(74,394)	(3,711)	Citibank, N.A.
Russian Federation	12/20/28	1.000%(Q)	1,600	129,495	151,209	(21,714)	Barclays Bank PLC

				$(35,635)	$(20,295)	$(15,340)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Republic of Argentina	12/20/23	5.000%(Q)	2,800	8.006%	$(304,665)	$(146,387)	$(158,278)	Citibank, N.A.
Republic of Argentina	12/20/23	5.000%(Q)	1,800	8.006%	(195,856)	(18,512)	(177,344)	Citibank, N.A.
Republic of Argentina	12/20/23	5.000%(Q)	1,600	8.006%	(174,094)	(41,534)	(132,560)	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	2,700	2.051%	(126,117)	(233,795)	107,678	Goldman Sachs International
Republic of Brazil	12/20/23	1.000%(Q)	2,300	2.051%	(107,433)	(165,319)	57,886	Citibank, N.A.
Tesla, Inc.	06/20/20	1.000%(Q)	305	3.700%	(11,426)	(21,731)	10,305	JPMorgan Chase Bank, N.A.
Tesla, Inc.	06/20/20	1.000%(Q)	255	3.700%	(9,553)	(18,169)	8,616	JPMorgan Chase Bank, N.A.

					$(929,144)	$(645,447)	$(283,697)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
HUF	335,256	05/22/23	1.415	%(A)	6 Month BUBOR(1)(S)	$397	$(8,384)	$(8,781)
HUF	424,233	05/23/23	1.450	%(A)	6 Month BUBOR(1)(S)	398	(12,834)	(13,232)
HUF	670,512	05/24/23	1.515	%(A)	6 Month BUBOR(1)(S)	401	(28,154)	(28,555)
PLN	20,000	10/09/23	2.587	%(A)	6 Month WIBOR(1)(S)	399	(129,946)	(130,345)
PLN	32,000	10/23/23	2.610	%(A)	6 Month WIBOR(1)(S)	400	(214,712)	(215,112)

						$1,995	$(394,030)	$(396,025)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$151,209	$(5,456,639)	$228,375	$(760,865)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$3,519,728
JPMorgan Securities LLC	7,093,567	41,309,659

Total	$7,093,567	$44,829,387

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$5,056,818,145	$1,748,151,651	$15,593
Preferred Stocks	6,754,625	165,152	—
Asset-Backed Securities
Automobiles	—	100,029,481	—
Collateralized Loan Obligations	—	113,768,433	—
Credit Cards	—	30,685,417	—
Equipment	—	14,686,959	—
Other	—	30,906,978	—
Residential Mortgage-Backed Securities	—	57,767,969	—
Student Loans	—	53,105,150	—
Commercial Mortgage-Backed Securities	—	276,685,615	—
Convertible Bonds	—	1,965,777	—
Corporate Bonds	—	1,918,529,624	283,225

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds	$—	$85,855,431	$—
Residential Mortgage-Backed Securities	—	174,452,272	—
Sovereign Bonds	—	371,980,978	—
U.S. Government Agency Obligations	—	1,056,967,696	—
U.S. Treasury Obligations	—	848,823,370	—
Affiliated Mutual Funds	1,792,178,718	—	—
Options Purchased	—	204,467	—
Other Financial Instruments*
Forward Commitment Contract	—	(28,519,986)	—
Futures Contracts	(19,045,495)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,704,509	—
Centrally Cleared Credit Default Swap Agreements	—	(4,958,810)	—
OTC Credit Default Swap Agreements	—	(5,837,920)	—
Centrally Cleared Interest Rate Swap Agreements	—	(396,025)	—

Total	$6,836,705,993	$6,846,724,188	$298,818

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (5.6% represents investments purchased with collateral from securities on loan)	13.8%
U.S. Government Agency Obligations	8.1
U.S. Treasury Obligations	6.6
Banks	6.2
Pharmaceuticals	3.7
Sovereign Bonds	2.9
Insurance	2.7
Software	2.6
Commercial Mortgage-Backed Securities	2.1
Oil, Gas & Consumable Fuels	2.1
Interactive Media & Services	2.0
Semiconductors & Semiconductor Equipment	1.9
Media	1.8
Residential Mortgage-Backed Securities	1.8
IT Services	1.8
Oil & Gas	1.8
Chemicals	1.7
Equity Real Estate Investment Trusts (REITs)	1.5
Health Care Equipment & Supplies	1.5
Internet & Direct Marketing Retail	1.5
Diversified Financial Services	1.4
Health Care Providers & Services	1.4
Automobiles	1.3
Aerospace & Defense	1.2
Biotechnology	1.2
Electric	1.2
Technology Hardware, Storage & Peripherals	1.2
Capital Markets	1.1
Hotels, Restaurants & Leisure	1.1
Diversified Telecommunication Services	1.0
Food Products	1.0
Industrial Conglomerates	1.0
Machinery	1.0
Collateralized Loan Obligations	0.9

Metals & Mining	0.9%
Real Estate Investment Trusts (REITs)	0.9
Specialty Retail	0.9
Beverages	0.8
Electric Utilities	0.8
Entertainment	0.8
Internet	0.7
Municipal Bonds	0.7
Telecommunications	0.7
Airlines	0.7
Communications Equipment	0.6
Electrical Equipment	0.6
Multi-Utilities	0.6
Pipelines	0.6
Textiles, Apparel & Luxury Goods	0.6
Auto Components	0.5
Food & Staples Retailing	0.5
Personal Products	0.5
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Household Products	0.4
Student Loans	0.4
Tobacco	0.4
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Energy Equipment & Services	0.3
Healthcare-Products	0.3
Healthcare-Services	0.3
Life Sciences Tools & Services	0.3
Professional Services	0.3
Trading Companies & Distributors	0.3
Advertising	0.2
Agriculture	0.2
Air Freight & Logistics	0.2
Auto Manufacturers	0.2
Building Materials	0.2
Commercial Services	0.2
Consumer Finance	0.2
Credit Cards	0.2
Engineering & Construction	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (cont.)
Foods	0.2%
Gas Utilities	0.2
Mining	0.2
Multiline Retail	0.2
Other	0.2
Real Estate Management & Development	0.2
Road & Rail	0.2
Semiconductors	0.2
Wireless Telecommunication Services	0.2
Building Products	0.1
Diversified Consumer Services	0.1
Electronics	0.1
Equipment	0.1
Gas	0.1
Home Builders	0.1
Independent Power & Renewable Electricity Producers	0.1
Oil & Gas Services	0.1
Packaging & Containers	0.1
Paper & Forest Products	0.1
Real Estate	0.1
Retail	0.1
Trucking & Leasing	0.1
Water Utilities	0.1
Leisure Time	0.0	*
Health Care Technology	0.0	*
Thrifts & Mortgage Finance	0.0	*
Forest Products & Paper	0.0	*
Transportation	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*

Machinery-Diversified	0.0	%*
Lodging	0.0	*
Distribution/Wholesale	0.0	*
Construction & Engineering	0.0	*
Household Products/Wares	0.0	*
Auto Parts & Equipment	0.0	*
Marine	0.0	*
Metal Fabricate/Hardware	0.0	*
Computers	0.0	*
Iron/Steel	0.0	*
Oil & Gas Exploration & Production	0.0	*
Miscellaneous Manufacturing	0.0	*
Electrical Components & Equipment	0.0	*
Hand/Machine Tools	0.0	*
Home Furnishings	0.0	*
Storage/Warehousing	0.0	*
Cosmetics/Personal Care	0.0	*
Private Equity	0.0	*
Environmental Control	0.0	*
Energy-Alternate Sources	0.0	*
Construction Materials	0.0	*
Housewares	0.0	*
Options Purchased	0.0	*

	105.9
Liabilities in excess of other assets	(5.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$4,958,810	*
Credit contracts	Premiums paid for OTC swap agreements	151,209		Premiums received for OTC swap agreements	5,456,639
Credit contracts	Unrealized appreciation on OTC swap agreements	228,375		Unrealized depreciation on OTC swap agreements	760,865
Equity contracts	—	—		Due from/to broker — variation margin futures	31,612,521	*
Foreign exchange contracts	Unaffiliated investments	204,467		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,782,457		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,077,948
Interest rate contracts	Due from/to broker — variation margin futures	16,515,554	*	Due from/to broker — variation margin futures	3,948,528	*
Interest rate contracts	—	—		Due from/to broker — variation margin swaps	396,025	*

Total		$19,882,062			$48,211,336

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$37,842	$(112,106)	$—	$—	$6,700,769
Equity contracts	429,652	—	—	(34,205,485)	—	—
Foreign exchange contracts	—	(15,889)	—	—	(2,393,049)	—
Interest rate contracts	—	1,282,580	178,494	(14,948,579)	—	(103,674)

Total	$429,652	$1,304,533	$66,388	$(49,154,064)	$(2,393,049)	$6,597,095

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$77,475	$(168,493)	$—	$—	$(10,504,909)
Equity contracts	—	—	(41,115,646)	—	—
Foreign exchange contracts	(128,263)	—	—	(2,063,252)	—
Interest rate contracts	—	—	13,187,139	—	(396,025)

Total	$(50,788)	$(168,493)	$(27,928,507)	$(2,063,252)	$(10,900,934)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Credit Default Swap Agreements- Buy Protection(3)	Credit Default Swap Agreements- Sell Protection(3)	Interest Rate Swap Agreements(3)
$146,132	$100,210,000	$1,806,232,782	$234,477,744	$192,963,693	$53,801,589	$12,378,376	$608,981,500	$9,032,064

(1)	Cost.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$700,860,621	$(700,860,621)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net amounts of recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$99,691	$(10,896)	$88,795	$—	$88,795
Barclays Bank PLC	290,993	(206,318)	84,675	—	84,675
BNP Paribas	94,294	(80,776)	13,518	—	13,518
Citibank, N.A	746,087	(771,632)	(25,545)	25,545	—
Credit Suisse International	—	(2,863)	(2,863)	—	(2,863)
Deutsche Bank AG	20,874	(21,623)	(749)	—	(749)
Goldman Sachs International	181,040	(5,242,928)	(5,061,888)	5,061,888	—
HSBC Bank USA, N.A	21,476	(350,914)	(329,438)	329,438	—
Imperial Capital LLC	1,287,126	(185,087)	1,102,039		1,102,039
JPMorgan Chase Bank, N.A	40,851	(53,978)	(13,127)	—	(13,127)
Morgan Stanley & Co. International PLC	561,917	(26,073)	535,844	(386,002)	149,842
Royal Bank of Scotland Group PLC	—	(2,260)	(2,260)	—	(2,260)
State Street Bank and Trust Company	19,999	(288,723)	(268,724)	—	(268,724)
UBS AG	2,160	(51,381)	(49,221)	—	(49,221)

	$3,366,508	$(7,295,452)	$(3,928,944)	$5,030,869	$1,101,925

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $700,860,621:
Unaffiliated investments (cost $11,557,230,044)	$11,948,604,008
Affiliated investments (cost $1,792,286,150)	1,792,178,718
Cash	207,637
Foreign currency, at value (cost $2,829,201)	2,809,375
Deposit with broker for centrally cleared/exchange-traded derivatives	7,093,567
Receivable for investments sold	88,568,717
Dividends and interest receivable	55,727,073
Receivable for Portfolio shares sold	13,053,529
Tax reclaim receivable	9,424,300
Due from broker-variation margin futures	3,868,508
Unrealized appreciation on OTC forward foreign currency contracts	2,782,457
Receivable from affiliate	426,135
Unrealized appreciation on OTC swap agreements	228,375
Premiums paid for OTC swap agreements	151,209
Due from broker-variation margin swaps	98,168
Prepaid expenses	115,550

Total Assets	13,925,337,326

LIABILITIES:
Payable to broker for collateral for securities on loan	726,632,910
Payable for investments purchased	179,940,245
Forward commitment contracts, at value (proceeds receivable $28,349,540)	28,519,986
Premiums received for OTC swap agreements	5,456,639
Management fees payable	3,412,475
Payable to affiliate	3,345,057
Payable for Portfolio shares repurchased	2,582,125
Accrued expenses and other liabilities	2,198,531
Unrealized depreciation on OTC forward foreign currency contracts	1,077,948
Unrealized depreciation on OTC swap agreements	760,865
Distribution fee payable	526,202
Affiliated transfer agent fee payable	369

Total Liabilities	954,453,352

NET ASSETS	$12,970,883,974

Net assets were comprised of:
Partners Equity	$12,970,883,974

Net asset value and redemption price per share, $12,970,883,974 / 467,829,182 outstanding shares of beneficial interest	$27.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$197,426,336
Unaffiliated dividend income (net) (foreign withholding tax $7,923,516, of which $677,802 is reimbursable by an affiliate)	171,460,408
Affiliated dividend income	35,155,796
Income from securities lending, net (including affiliated income of $2,980,681)	4,007,012

408,049,552

EXPENSES
Management fees	92,362,255
Distribution fee	37,372,164
Custodian and accounting fees	1,628,159
Trustees’ fees	164,951
Audit fee	59,788
Legal fees and expenses	56,181
Shareholders’ reports	25,234
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	284,722

Total expenses	131,960,441
Less: Fee waivers and/or expense reimbursement	(1,345,398)

Net expenses	130,615,043

NET INVESTMENT INCOME (LOSS)	277,434,509

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(77,624)) (net of foreign capital gains taxes $(24,637))	625,144,315
Futures transactions	(49,154,064)
Options written transactions	66,388
Swap agreements transactions	6,597,095
Forward and cross currency contracts transactions	(2,393,049)
Foreign currency transactions	(6,662,198)

573,598,487

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(37,109)) (net of change in foreign capital gains taxes $26,983)	(1,572,986,794)
Futures	(27,928,507)
Options written	(168,493)
Swap agreements	(10,900,934)
Forward and cross currency contracts	(2,063,252)
Foreign currencies	(534,055)

(1,614,582,035)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(1,040,983,548)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(763,549,039)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$277,434,509	$246,856,815
Net realized gain (loss) on investment and foreign currency transactions	573,598,487	801,806,798
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,614,582,035)	1,091,267,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(763,549,039)	2,139,930,723

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [3,266,996 and 2,927,427 shares, respectively]	92,275,745	78,208,873
Portfolio share repurchased [67,021,720 and 31,040,045 shares, respectively]	(1,929,052,826)	(856,530,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(1,836,777,081)	(778,321,732)

CAPITAL CONTRIBUTIONS	2,083,189	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,598,242,931)	1,361,608,991
NET ASSETS:
Beginning of year	15,569,126,905	14,207,517,914

End of year	$12,970,883,974	$15,569,126,905

SEE NOTES TO FINANCIAL STATEMENTS.

A194

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
SGMX	Sigma X MTF
TSX	Toronto Stock Exchange

Index:

CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps

T	Swap payment upon termination
ABS	Asset-Backed Security
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
BABs	Build America Bonds
BADLAR	Buenos Aires Deposits of Large Amount Rate
BROIS	Brazil Overnight Index Swap
bps	Basis Points
BUBOR	Budapest Interbank Offered Rate
CDS	Credit Default Swap
CLO	Collateralized Loan Obligation
CMBX	Commercial Mortgage Backed Securities Index
CMT	Constant Maturity Treasury
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
IO	Interest Only (Principal amount represents notional)
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
S&P	Standard & Poor
SDR	Swedish Depositary Receipt
SGMX	SIGMA X MTF
SLM	Student Loan Mortgage
SMB	Sallie Mae Bank
SPDR	Standard & Poor’s Depository Receipts
STACR	Structured Agency Credit Risk
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USOIS	United States Overnight Index Swap
UTS	Unit Trust Security
WIBOR	Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A195

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 3 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and Subadviser(s):

	Objective(s)	Subadviser(s)
AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sayles Bond”)	Maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. / BlackRock International Limited / BlackRock (Singapore) Limited / Loomis, Sayles & Company, L.P.

AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration Bond”)	Maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions

B1

is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable

B2

inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

B3

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    Certain Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price

B4

of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Reverse Repurchase Agreements:    Certain Portfolios enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase

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transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

For the year ended December 31, 2018, BlackRock/Loomis Sayles and BlackRock Low Duration respectively held reverse repurchase agreements with an average value of $151,116,101 and $5,164,114, and a daily weighted average interest rate of 1.62% and 1.15%.

Borrowed Bond Agreements:    Certain Portfolios enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Portfolio may also experience delays in gaining access to the collateral.

Swap Agreements:    Certain Portfolios enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios enter into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection

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buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios enter into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments.

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Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase

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the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential as referenced in Note 4. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2018, the Investment Manager had engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes

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(such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
BlackRock/Loomis Sayles Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $200 million;
	0.4625% on next $250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $2.75 billion;
	0.4125% on next $4 billion;
	0.3925% in excess of $10 billion
BlackRock Low Duration Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $200 million;
	0.4625% on next $250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $2.75 billion;
	0.4125% on next $4 billion;
	0.3925% in excess of $10 billion
T. Rowe Price Asset Allocation	0.6825% first $300 million;	0.61%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion;
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion

Fee Waivers and/or Expense Limitations
BlackRock/Loomis Sayles Bond	contractually waive 0.035% through June 30, 2019
BlackRock Low Duration Bond	contractually waive 0.057% through June 30, 2019
T. Rowe Price Asset Allocation	contractually waive 0.009% through June 30, 2019

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Balanced Asset Allocation Portfolio and Preservation Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was as follows:

Amount
T. Rowe Price Asset Allocation	$524

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AST Investment Services, Inc., PAD, PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

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During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Withholding Tax
BlackRock/Loomis Sayles Bond	$181
T. Rowe Price Asset Allocation	677,802

The following amount has been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolio’s status as a partnership for tax purposes.

2018 Payment
T. Rowe Price Asset Allocation	$3,566,568

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
BlackRock/Loomis Sayles Bond	$31	$178,487
BlackRock Low Duration Bond	10	20,567
T. Rowe Price Asset Allocation	1,657,406	425,783

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

	Cost of Purchases	Proceeds from Sales
BlackRock/Loomis Sayles Bond	$10,087,756,359	$10,009,857,947
BlackRock Low Duration Bond	1,058,738,677	1,073,134,362
T. Rowe Price Asset Allocation	7,448,842,740	8,370,770,094

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For the year ended December 31, 2018, the Portfolios’ purchases and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

	Purchases	Sales	Realized Gain
BlackRock/Loomis Sayles Bond	$1,151,184	$2,317,031	$(87,005)
BlackRock Low Duration Bond	844,348	157,607	(6,052)
T. Rowe Price Asset Allocation	2,835,661	9,083,997	827,775

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

BlackRock/Loomis Sayles Bond
PGIM Core Ultra Short Bond Fund	$22,734,891	$1,944,620,876	$1,934,860,292	$—	$—	$32,495,475	32,495,475	$764,898
PGIM Institutional Money Market Fund	36,478,612	519,942,195	527,156,857	706	2,915	29,267,571	29,270,498	233,136	**

	$59,213,503	$2,464,563,071	$2,462,017,149	$706	$2,915	$61,763,046		$998,034

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

BlackRock Low Duration Bond
PGIM Core Ultra Short Bond Fund	$4,874,356	$424,099,207	$427,880,043	$—	$—	$1,093,520	1,093,520	$243,946
PGIM Institutional Money Market Fund	41,834,265	63,072,519	102,568,324	4,001	(10,138)	2,332,323	2,332,556	26,155	**

	$46,708,621	$487,171,726	$530,448,367	$4,001	$(10,138)	$3,425,843		$270,101

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

T. Rowe Price Asset Allocation
PGIM Core Ultra Short Bond Fund	$1,801,781,605	$7,009,318,846	$7,747,099,564	$—	$—	$1,064,000,887	1,064,000,887	$35,155,796
PGIM Institutional Money Market Fund	790,912,322	2,917,450,337	2,980,070,095	(37,109)	(77,624)	728,177,831	728,250,656	2,980,681	**

	$2,592,693,927	$9,926,769,183	$10,727,169,659	$(37,109)	$(77,624)	$1,792,178,718		$38,136,477

*	The Funds did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolio utilized the SCA during the year ended December 31, 2018. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2018
BlackRock Low Duration Bond	$2,032,048	3.20%	42	$6,544,000	$—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolios were owned of record by the following affiliates of the Investment Manager: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
BlackRock/Loomis Sayles Bond	5	91	91
BlackRock Low Duration Bond	5	92	92
T. Rowe Price Asset Allocation	3	100	100

9.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used,

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the Portfolio will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’s holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolio will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolio may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk:    The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

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Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Master Limited Partnership Risk:    The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Portfolio’s investment in MLPs subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Risks of Investments in Bank Loans:    The Portfolios’ ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolios’ scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolios and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolios may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolios’ access to collateral, if any, may be limited by bankruptcy laws.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

Short Sales Risk:    Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolio already owns), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions,

B16

removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

	AST BlackRock/Loomis Sayles Bond Portfolio
	Year Ended December 31,
	2018		2017		2016		2015		2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$13.64		$13.07		$12.54		$12.81		$12.29

Income (Loss) From Investment Operations:
Net investment income (loss)	0.38		0.34		0.31		0.31		0.22
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.47)		0.23		0.22		(0.58)		0.30

Total from investment operations	(0.09)		0.57		0.53		(0.27)		0.52

Capital Contributions	—	(d)(e)	—		—		—		—

Net Asset Value, end of year	$13.55		$13.64		$13.07		$12.54		$12.81

Total Return(a)	(0.66	)%(f)	4.36%		4.23%		(2.11)%		4.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,517.6		$3,789.3		$3,635.4		$3,773.4		$4,050.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76	%(g)	0.80	%(g)	0.73	%(g)	0.71	%(g)	0.73%
Expenses Before Waivers and/or Expense Reimbursement	0.80	%(g)	0.84	%(g)	0.77	%(g)	0.75	%(g)	0.73%
Net investment income (loss)	2.83%		2.52%		2.34%		2.41%		1.75%
Portfolio turnover rate(h)	319%		350%		349%		570%		280%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Includes interest expense on short sales and reverse repurchase agreements of 0.06%, 0.11%, 0.03% and 0.01% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST BlackRock Low Duration Bond Portfolio
	Year Ended December 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.74		$10.56	$10.39	$10.34	$10.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.18	0.13	0.09	0.15
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.14)		—	0.04	(0.04)	(0.16)

Total from investment operations	0.08		0.18	0.17	0.05	(0.01)

Capital Contributions	—	(d)(e)	—	—	—	—

Net Asset Value, end of year	$10.82		$10.74	$10.56	$10.39	$10.34

Total Return(a)	0.74	%(f)	1.70%	1.64%	0.48%	(0.10)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$634.9		$638.0	$643.5	$863.1	$918.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74	%(g)	0.72%	0.71%	0.74%	0.77%
Expenses Before Waivers and/or Expense Reimbursement	0.80	%(g)	0.78%	0.77%	0.77%	0.77%
Net investment income (loss)	2.08%		1.70%	1.22%	0.87%	1.48%
Portfolio turnover rate(h)	201%		306%	355%	389%	278%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Includes interest expense on reverse repurchase agreements of 0.02% for the year ended December 31, 2018.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.29		$25.38	$23.60		$23.59	$22.28

Income (Loss) From Investment Operations:
Net investment income (loss)	0.55		0.45	0.41		0.36	0.36
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.11)		3.46	1.36		(0.35)	0.95

Total from investment operations	(1.56)		3.91	1.77		0.01	1.31

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$27.73		$29.29	$25.38		$23.60	$23.59

Total Return(a)	(5.33	)%(g)	15.41%	7.54	%(h)	0.04%	5.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,970.9		$15,569.1	$14,207.5		$13,822.8	$11,096.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%		0.88%	0.87%		0.88%	0.87%
Expenses Before Waivers and/or Expense Reimbursement	0.88%		0.89%	0.89%		0.90%	0.91%
Net investment income (loss)	1.86%		1.64%	1.68%		1.52%	1.61%
Portfolio turnover rate(i)	61%		66%	95%		94%	66%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.50%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the portfolios listed in the Appendix (the Portfolios), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2018, the related statements of operations and cash flows for the year listed in the Appendix, the statements of changes in net assets for each of the years listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of its operations and cash flows for the year listed in the Appendix, changes in its net assets for each of the years listed in the Appendix, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 22, 2019

D1

Appendix

AST BlackRock Low Duration Bond Portfolio Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST BlackRock/Loomis Sayles Bond Portfolio

Statements of operations and cash flows for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST T. Rowe Price Asset Allocation Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108

Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

		Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108

Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108

Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108

Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

		None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108

Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108

Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).

		None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108

Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108

President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).

		None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President

Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).

Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer

Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.

Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer

Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018
Andrew R. French* Age: 56 Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-Zurich C

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST New Discovery Asset Allocation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST AQR Large-Cap Portfolio	A130
	AST Capital Growth Asset Allocation Portfolio	A136
	AST ClearBridge Dividend Growth Portfolio	A140
	AST Goldman Sachs Multi-Asset Portfolio	A145
	AST J.P. Morgan Global Thematic Portfolio	A225
	AST J.P. Morgan Strategic Opportunities Portfolio	A287
	AST Legg Mason Diversified Growth Portfolio	A359
	AST New Discovery Asset Allocation Portfolio	A372
	AST T. Rowe Price Growth Opportunities Portfolio	A390
	Glossary	A425

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-8.13%	2.02%	6.37%
Blended Index	-4.60	2.77	6.15
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Academic Strategies Asset Allocation Portfolio returned -8.13%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek long-term capital appreciation.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014; and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Strategic asset allocation detracted from the Portfolio’s performance relative to the Blended Index (the Index). An allocation to domestic high yield securities, relative to investments-grade bonds, hurt results as spreads (gaps between yields) widened in 2018, especially during the fourth quarter’s global flight to quality. Additionally, the Portfolio’s structural overweight in value-oriented stocks detracted during the year, as growth stocks outperformed value equities across the market-capitalization spectrum. On a positive note, an allocation to global infrastructure securities relative to commodities added value, as the price of oil declined significantly for the year.

Tactical allocation, or shorter-term moves, detracted from the Portfolio’s performance relative to the Index. An overweight in domestic small-cap value stocks hurt results as they were among the worst performers of the domestic equity markets for the year. Small-cap value stocks generally struggle during market drawdowns like we experienced in 2018. An underweight in domestic and international equities during the fourth quarter helped trim losses as the flight to quality intensified.

The Portfolio’s investment selection also hurt results relative to the Index. Specifically, the AST Hotchkis & Wiley Large-Cap Value Portfolio underperformed the Russell 1000 Value Index by a wide margin for the year. The Portfolio was overweight the energy sector, which was the worst-performing sector in 2018. The AST T. Rowe Price Large-Cap Growth Portfolio, however, trimmed losses by outperforming the Russell 1000 Growth Index significantly for the period.

Several of the Portfolio’s subadvisers use derivatives to maintain market exposure while providing liquidity to meet shareholder redemptions and to get in and out of positions quickly. Bond sleeves use derivatives such as interest rate swaps, futures, options, and swaptions (options on interest rate swaps) to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy sleeves use derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds, or as half of an arbitrage position to hedge another position in a sleeve.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Academic Strategies Asset Allocation Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (Unaudited) (Continued)

The Portfolio has an overlay sleeve to both provide liquidity and enhance performance. It is managed as a completion fund for the overall Portfolio — that is, it brings the net asset allocation of a fund to a desired posture after the various sleeve exposures are taken into account. Taken in isolation, any of these strategies may have added or detracted from Portfolio performance, but most of the Portfolio’s overall return was driven by the subadvisers stock and bond holdings.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST AQR Large-Cap Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-8.13%	7.41%	9.61%
S&P 500 Index	-4.38	8.49	10.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 4/29/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST AQR Large-Cap Portfolio returned -8.13%. The Portfolio underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were market conditions during the reporting period?

After a broad-based upswing in global growth in 2017, trends in economic data favored the US in 2018, as US equity markets rose broadly. US gross domestic product (GDP) expanded at a 3.2% annualized pace in the first half of 2018, the strongest two-quarter stretch since 2014. This contrasted with most major foreign economies, which saw weaker growth trends over the same period. Strong US economic data and robust corporate profit increases fueled healthy US equity market returns through the year’s first three quarters, despite several headwinds such as tighter monetary policy from the Federal Reserve (the Fed), a strong dollar, and expensive valuations. The fourth quarter began with US equities trading near record highs. Starting in October, however, these bearish factors began to win out. Equity markets became weighed down by concerns about slowing global growth and peak earnings, trade and political uncertainty, and a steadfast Fed. In December, the Fed’s decision to raise interest rates, coupled with the government shutdown, added to unease in the markets, which bounced back modestly in the last few days of 2018. Despite the headwinds, US equities outperformed other developed markets over the year on the back of better-than-expected earnings, employment, and retail sales data.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s underperformance (net) relative to the S&P 500 Index during the year was driven by stock selection within sectors. In particular, stocks selected in the information technology and consumer discretionary sectors were the largest detractors from excess returns, while industrials added value. Sector selection detracted slightly from performance, driven by underweight positions in energy and utilities. From an investment-theme perspective, investor sentiment and valuation were the worst performers. The investor-sentiment theme evaluates the actions of informed investors to infer opportunities or threats that may not be captured within other themes, while valuation identifies stocks that are considered cheap relative to peers over a number of value indicators. On the other hand, management signaling, earnings quality, and stability performed well over the period.

Portfolio performance was captured through equities and equity index futures. The Portfolio utilized equity index futures to gain beta exposure to the equity market. Therefore, derivatives did not have a material effect on excess returns during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Capital Growth Asset Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-6.22%	4.91%	9.41%
Blended Index	-4.97	5.66	9.98
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST Capital Growth Asset Allocation Portfolio returned -6.22%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Tactical asset allocation was a neutral contributor to the Portfolio’s performance in the period. Through the third quarter, an overweight position in equities, a tilt toward growth versus value, off-benchmark positions in high yield bonds and emerging market debt, and higher levels of cash and shorter-duration bonds all added value. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. Although the Portfolio reduced risk in the fourth quarter, equities declined more than 10% and other risk assets fell sharply, offsetting the gains recorded through the first three quarters.

Fund selection detracted from the Portfolio’s performance during the period. Except for AST Loomis Sayles Large-Cap Growth Portfolio, large-cap growth funds added value. Notably, AST T. Rowe Price Large-Cap Growth Portfolio outperformed its Russell 1000 Growth Index. Large-cap value funds struggled, with the AST Goldman Sachs Large-Cap Value Portfolio the sole fund to outperform the Russell 1000 Value Index. In core, AST ClearBridge Dividend Growth Portfolio was additive, slightly underperforming the Russell 1000 Growth Index but outperforming the Russell 1000 Value Index by a wide margin. Small-cap and international fund performance was mixed for the period.

AST Small-Cap Growth Portfolio outperformed the Russell 2000 Growth Index benchmark, whereas the AST Small-Cap Growth Opportunities Portfolio underperformed. Both small-cap value funds underperformed the Russell 2000 Value Index. In international markets, AST International Growth Portfolio outperformed the MSCI EAFE Index, whereas AST International Value and AST QMA International Core Portfolio underperformed. In emerging markets, AST Parametric Emerging Markets Equity Portfolio added value, whereas AQR Emerging Markets Portfolio detracted. Fixed income was largely positive for the period, with the only meaningful underperformance coming from AST Western Asset Core Plus Bond Portfolio.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period, as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that used derivatives to gain market exposure. This overlay was used to manage cash flows and provide liquidity for the Portfolio. Index futures — a form of derivative security — were used to provide liquidity, and were not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST ClearBridge Dividend Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-4.76%	7.25%	9.27%
S&P 500 Index	-4.38	8.49	11.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST ClearBridge Dividend Growth Portfolio returned -4.76%. The Portfolio underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation.

What were market conditions during the reporting period?

It was a tale of two markets in 2018. The S&P 500 Index returned more than 10% through September, led by the information technology (IT), consumer discretionary, and health care sectors. Strong gross domestic product (GDP) growth, low unemployment, gently rising wages, and cycle-high consumer confidence created a good environment for discretionary spending. From its late-September peak through the end of the period, the S&P 500 fell 14%, while the NASDAQ Composite Index fell more than 16% during that time. Rising interest rates and suggestions that the Federal Reserve would continue unwinding its multi-trillion-dollar balance sheet pressured the stocks of many highly leveraged companies. While consumer sentiment remained strong, fears of an economic slowdown, higher interest rates, and the ongoing trade conflict between the US and China negatively affected markets.

After peaking in September, bellwether tech companies led the market down in October. While the market steadied somewhat in November when US midterm elections produced a split Congress — viewed as more conducive to stable policy — this was short-lived. By year-end, fears of slowing economic growth hurt investor sentiment, resulting in further market declines. Toward the end of the year, investors’ risk appetite decreased, and interest turned away from cyclical IT and consumer discretionary sectors toward more traditional income sectors such as utilities, real estate, and consumer staples. The energy sector, meanwhile, fell as oil prices dropped to their lowest levels in more than a year.

What strategies or holdings affected the Portfolio’s performance?

Relative to the S&P 500 Index, overall stock selection was beneficial, while sector allocation detracted from performance. Specifically, stock selection in consumer staples, health care, financials, and IT contributed positively. Stock selection in the consumer discretionary and utilities sectors, however, detracted. Underweights in IT and health care also dampened relative results. During the fourth quarter, the Portfolio’s outperformance relative to the market came primarily from stock selection, not asset allocation.

The five leading individual contributors to Portfolio performance for the year were Merck & Co., Microsoft Corp., McCormick & Co., Inc. (no longer held in the portfolio), Mastercard, Inc., and Zoetis, Inc. The five bottom contributors were Schlumberger Ltd., International Paper Co., Weyerhaeuser Co. (no longer held in the portfolio), Anheuser-Busch InBev, and Williams Companies, Inc.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-7.06%	2.52%	6.50%
Blended Index	-3.93	3.99	7.12
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2018, the AST Goldman Sachs Multi-Asset Portfolio returned -7.06%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain a high level of total return consistent with its level of risk tolerance.

What were market conditions during the reporting period?

Following 2017’s strong equity returns and atypically low levels of market volatility, 2018 was a particularly challenging year. Furthermore, in contrast to the prior nine years, 2018 was noteworthy for the lack of upside movement across equity and fixed income asset classes. Several market themes led to this result, including concerns around slowing global economic growth, escalating trade policy tensions between the US and China, and spillover effects from idiosyncratic geopolitical events in countries such as Italy, Turkey, and Argentina.

In the end, the majority of risk assets across equities, fixed income, and commodities recorded negative returns for the year. The S&P 500 Index generated its worst annual return since 2008, while the Bloomberg Barclays US Aggregate Bond Index ended the year up only one basis point. (A basis point is 1/100th of a percentage point.)

Emerging markets equities underperformed developed markets equities in 2018, as surprises to the downside in emerging markets economic data, as well as ongoing trade policy tensions between the US and China, soured investors’ appetite for emerging markets assets. Concerns about emerging markets countries with significant external funding requirements, such as Turkey and Argentina, further weighed on emerging markets debt.

Ten-year US Treasury yields rose during the year overall, peaking in November, and then declining significantly through the end of December on the back of slower global economic growth expectations and concern that the Federal Reserve (the Fed) might be tightening monetary policy too quickly.

The fourth quarter proved particularly challenging, as downward revisions in corporate earnings guidance and less accommodative Fed monetary policy weighed on global equities, which experienced a large decline, leading to one of the worst fourth quarters in market history. Growth concerns, coupled with dovish Fed commentary, caused markets to reprice 2019 Fed rate hike expectations from an approximately 45-basis-point hike to no hike. However, the Fed’s December rate projection still pointed to a 50-basis-point hike in 2019, showing a disconnect between market pricing and the Fed’s forecast.

The US dollar strengthened during 2018, supported by corporate earnings growth and four Fed rate increases.

What strategies or holdings affected the Portfolio’s performance?

Because of the challenging market environment, both its benchmark index and the Portfolio ended 2018 in negative territory, with the Portfolio underperforming the benchmark index. Developed markets equity exposure was the primary detractor. On the positive side, the GSAM GIVI Global Equity Strategy outperformed the MSCI World Index, despite posting a negative total return. Out-of-benchmark allocations to emerging markets equities and US small-cap stocks detracted from the Portfolio’s returns, with both asset classes negatively impacted by concerns around slowing global growth, higher US interest rates, and in the case of emerging markets equities, US trade protectionist policies.

In the fourth quarter of 2018, an allocation to a global equity options strategy that seeks to provide a differentiated source of return was added to the Portfolio. This strategy contributed positively to performance amid the year-end sell-off in global equities.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (Continued)

Within fixed income, allocations to local and US dollar-denominated emerging markets debt were the primary detractors from results, in line with broad underperformance in emerging market assets. Local emerging markets debt, in particular, was negatively impacted by fears of contagion from Turkey. The Turkish lira significantly declined in value on the back of diplomatic disputes and concerns around the country’s economic imbalances. On the positive side, a strategic allocation to high yield bank loans added to performance during the year.

Cycle-aware positioning, which seeks to adjust the strategic asset allocation for the current economic cycle by capturing cyclical changes, detracted from performance. The largest detractor was the decision to take a short duration view, which was expressed by short positions in long-maturity German government bonds. This was a headwind for the Portfolio, as German yields fell over the year due to economic and political instability in Turkey and Italy. Short-term tactical tilts also detracted from the Portfolio’s returns.

The Portfolio makes use of derivatives when consistent with the stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures in order to replicate global developed equity, US large-cap equity, and US small-cap equity exposures. These derivatives did not meaningfully contribute to the Portfolio’s performance beyond the returns expected of the asset classes that each respective derivative seeks to replicate. The Portfolio also makes use of derivatives to nimbly express active short-term views on the market. During the reporting period, equity futures were used which, as a whole, detracted from performance. Equity index options were also used, which contributed positively to performance. In addition, fixed income futures were used, which detracted from performance. Currency forwards were used for long and short select currencies, which collectively detracted from performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST J.P. Morgan Global Thematic Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-7.37%	3.71%	8.55%
Blended Index	-5.18	4.37	8.12
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2018, the AST J.P. Morgan Global Thematic Portfolio returned -7.37%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance.

What were market conditions during the reporting period?

The reporting period was challenging for risk assets across the board. US large-cap equity was the sole positive-performing equity market category by market capitalization going into the fourth quarter and was the best performer for the year on a relative basis, returning -4.4% as measured by the S&P 500 Index. Global equity markets were down 8.2% for the year, as measured by the MSCI World Index. Developed international equity markets were down 13.4%, as measured by the MSCI EAFE Index, while emerging markets returned -14.2%, as measured by the MSCI Emerging Markets Index. The end-of-year rally in sovereign bonds, driven by lower oil prices and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. US fixed income markets, as measured by the Bloomberg Barclays US Aggregate Bond Index, were flat over the year, returning 0.01%.

What strategies or holdings affected the Portfolio’s performance?

For the period, the Global Thematic Portfolio returned -7.37%, underperforming the Blended Index — MSCI World Index (GD) (65%) and Bloomberg Barclays US Aggregate Bond Index (35%) — which returned -5.18%. The underperformance was primarily driven by negative contributions from security selection and tactical asset-allocation decisions in 2018. (One basis point equals 0.01%.)

J.P. Morgan’s pro-risk stance throughout the period was the primary driver of the Portfolio’s performance. Specifically, the Portfolio’s overweight in US large-cap equities was the biggest detractor as US large-cap stocks, as measured by the S&P 500 Index, were down over 4% for the period. While the overall effect of tactical asset-allocation decisions was negative, some investment positions based on J.P. Morgan’s views did benefit performance, such as an underweight in European (excluding UK) equities. Within fixed income, J.P. Morgan preferred credit relative to government bonds, which did not have a significant impact on performance. The Portfolio’s duration positioning helped performance as the yield curve (the gap between yields on short-term and long-term Treasuries) flattened during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Security selection detracted from performance overall during the period. However, the Growth Advantage and Emerging Markets Focused strategies were the largest positive contributors. The EAFE Plus and Emerging Markets Core strategies detracted the most from performance, as both underperformed their respective benchmarks.

The Portfolio uses derivatives (primarily futures) to help enhance returns on tactical allocations, which is often a more efficient and cost-effective way to achieve desired market/risk exposures than trading a potentially large number of individual securities. Also, these derivatives help the Portfolio manage cash flows. The Portfolio’s use of derivatives did not have a material effect on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	-5.13%	3.06%	6.50%
Blended Index	-2.78	3.75	6.44
S&P 500 Index	-4.38	8.49	13.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2018, the AST J.P. Morgan Strategic Opportunities Portfolio returned -5.13%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.

What were market conditions during the reporting period?

The reporting period was challenging for risk assets across the board. US large-cap equity was the sole positive-performing equity market category by market capitalization going into the fourth quarter and was the best performer for the year on a relative basis, returning -4.4% as measured by the S&P 500 Index. Global equity markets were down 8.2% for the year, as measured by the MSCI World Index. Developed international equity markets were down 13.4%, as measured by the MSCI EAFE Index, while emerging markets returned -14.2%, as measured by the MSCI Emerging Markets Index. An end-of-year rally in sovereign bonds, driven by lower oil prices and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. US fixed income markets, as measured by the Bloomberg Barclays US Aggregate Bond Index, were flat over the year, returning 0.01%.

What strategies or holdings affected the Portfolio’s performance?

For the period, the Portfolio returned -5.13%, underperforming the Blended index — Russell 3000 Index (27%), Bloomberg Barclays US Aggregate Bond Index (50%), MSCI Europe, Australasia, and the Far East (EAFE) Index (GD) (13%), and Citigroup 3-Month US Treasury Bill Index (10%) — which returned -2.78%. The underperformance was driven by negative contributions from strategic and tactical asset-allocation decisions in 2018. Security-selection decisions had a positive impact on performance.

J.P. Morgan’s pro-risk stance throughout the period was the primary driver of the Portfolio’s performance. Specifically, the Portfolio’s overweight in US large-cap equities was the biggest detractor, as US large-cap stocks, as measured by the S&P 500 Index, were down over 4% for the period. While the overall effect of tactical asset-allocation decisions was negative, some investment positions based on J.P. Morgan’s views did benefit performance, such as an underweight in European (excluding UK) equities. Within fixed income, J.P. Morgan preferred credit relative to government bonds, which did not have a significant impact on performance. The Portfolio’s duration positioning helped performance, as the yield curve (the gap between yields on short-term and long-term Treasuries) flattened during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. The Portfolio also maintained an overweight in alternatives, emphasizing exposure to credit, absolute return, and long/short equity strategies.

Security selection added to performance overall for the period, with the Strategic Income Opportunities and Core Bond strategies contributing the most. The EAFE Plus and Emerging Market Equity strategies detracted as both underperformed their respective benchmarks.

The Portfolio’s use of derivatives (primarily futures) is to help enhance returns on tactical allocations, which is often a more efficient and cost-effective way to achieve desired market/risk exposures than trading a potentially large number of individual securities. Also, these derivatives help the Portfolio manage cash flows. The Portfolio’s use of derivatives did not have a material effect on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Legg Mason Diversified Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-6.17%	3.60%
Blended Index	-7.04	4.33
S&P 500 Index	-4.38	7.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 11/24/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Legg Mason Diversified Growth Portfolio returned -6.17%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

The Investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index.

What were market conditions during the reporting period?

After a decade of robust global equity performance, 2018 was a sharp reversal. Despite a strong start in January, the year ended with all major equity indexes substantially lower. February and March were marked by a sudden increase in volatility, driven in part by US inflation-beating consensus estimates, leading to concerns that the Federal Reserve (the Fed) would accelerate its rate-tightening schedule. Throughout the year, trade war chatter, particularly between the US and China, disrupted markets and led to mini market sell-offs.

Equity market performance in the second quarter was divided across geographic lines. Developed markets generally performed well, while emerging markets struggled. Geopolitical events dominated headlines, as the US 10-Year Treasury yield breached 3%, the US exited the Iran nuclear accord, and political instability increased in Spain and Italy.

Global equity growth resumed in the third quarter, driven by US equity performance. Emerging-market equities were roughly flat during the quarter. Global stock and bond performance generally reflected investors’ continued preference for riskier assets, in spite of concerns around the longevity of the US market’s bull run.

Markets took a sharp turn in the fourth quarter, when global equities experienced their worst quarterly performance since the global financial crisis a decade earlier. US small caps bore the brunt of the decline, while emerging markets notched the strongest return among the major equity regions. The CBOE Volatility Index (the VIX) turned in its highest month-end result since August 2015, as volatility spiked when the US government entered a partial shutdown during the last nine days of the year.

Treasury rates were highly volatile throughout the year amid mixed signals from the Fed on its policy rate going forward. The US 10-year Treasury yield dropped 30 basis points in December, as the Fed said it expected two rate hikes in 2019, one less than it expected in the prior quarter.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated negative absolute returns for the year amid market headwinds and increased volatility that weighed on both equity and bond holdings. Across all asset classes, the Portfolio’s underlying strategies posted negative returns. The largest detractors to returns were the QS Investors International Equity Income and the Brandywine Dynamic Value strategies, as international equities suffered some of the worst performance as of year-end.

Relative to the blended benchmark, the Portfolio outperformed due to the underlying QS defensive equity-income sleeves, which are designed to provide lower-volatility returns than traditional equity portfolios and emphasize lower beta. Among these strategies, the QS Emerging Markets Equity Income strategy was the strongest contributor to relative performance, followed by QS International Equity Income and QS US Small Cap Equity Income. Conversely, the ClearBridge Aggressive Growth strategy was the most significant relative detractor over the past year, followed by the AST Western Asset Core Plus Bond strategy. The AST Western Asset Emerging Markets Debt and Brandywine Dynamic Value strategies also weighed on relative results.

The Portfolio includes a liquidity sleeve, and S&P 500 futures are used to “equitize” the position. This sleeve is included in the equity portion of the Portfolio’s overall allocation and had a negative impact on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST New Discovery Asset Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	-8.27%	2.97%	5.58%
Blended Index	-5.12	5.06	7.36
S&P 500 Index	-4.38	8.49	11.47

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/30/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST New Discovery Asset Allocation Portfolio returned -8.27%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek total return.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its Blended Index (the Index), while also underperforming its broader benchmark, the S&P 500 Index. The active (non-indexed) subadvisers posted negative results as all but two of the eight component subadvisers underperformed their respective style benchmark indexes. US equity subadvisers struggled the most, led by Epoch Investment Partners, Inc.’s (Epoch) US Choice large-cap core strategy, which underperformed its style-specific index by over 6%. Epoch’s struggles were stock specific, as a few select holdings within the semiconductor and banking industries drove almost all the strategy’s underperformance.

Affinity Investment Advisors’ large-cap value segment also underperformed meaningfully, detracting from relative outperformance. Affinity’s sector weightings and holdings both detracted for the period. Specifically, an overweight in the consumer discretionary sector, and underweights in the consumer services and health care sectors, proved to be unfavorable. Further, underperforming holdings within the health care, consumer staples, and financial sectors detracted. The Portfolio’s international segments are subadvised by Thompson, Siegel & Walmsley LLC (TSW) and EARNEST Partners LLC (EARNEST). Both EARNEST and TSW underperformed for the period. Broadly, stock selection hurt both subadvisers within the technology and industrials sectors.

The active subadvisers generally do not use derivatives in managing assets, although a subadviser may occasionally use derivatives to keep uninvested cash flow from accumulating. Such use was minimal during the reporting period. Parametric Portfolio Associates LLC’s liquidity segment uses derivatives to maintain market exposure while providing liquidity to meet shareholder redemptions. The segment provided positive excess performance, largely during the later portion of the period as the highly liquid Treasury futures used to gain fixed income exposure meaningfully outpaced the less-liquid corporate bond-heavy Bloomberg Barclays US Aggregate Bond Index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-7.64%	5.01%
Blended Index	-6.38	6.22
S&P 500 Index	-4.38	9.41

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 2/10/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST T. Rowe Price Growth Opportunities Portfolio returned -7.64%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

What were market conditions during the reporting period?

US stocks declined in 2018 in what was the worst annual performance for US markets since 2008. US equities rose through much of the year, albeit sluggishly and with occasional pullbacks. After major indexes reached all-time highs in the third quarter, they subsequently plunged in the final months of the year.

Several major indexes ended the year in, or nearly in, bear market territory — down at least 20% from October highs — driven primarily by concerns over trade tensions, slowing global growth, and tightening monetary policy. The Federal Reserve (the Fed) continued to normalize monetary policy, with four interest rate hikes in 2018. However, a more dovish outlook for 2019 suggests three, rather than four, rate hikes in the coming year, while market expectations are for less than one hike in 2019, reflecting increased scrutiny around additional quantitative tightening. Expectations for slowing global growth also weighed on markets late in the period. As the tailwinds from the late-2017 tax reform begin to fade, corporate earnings growth in the US is expected to slow in 2019.

Developed international equity markets suffered steep declines and fared worse than US shares. Developed Asian markets delivered negative returns during the year, with Japanese shares among the worst performers, as the export-oriented country was hurt by global trade tensions throughout the year. Late in the year, the Japanese economy was reported to have contracted at a 2.5% annualized rate in the third quarter. European stocks were widely negative in US dollar terms as political turmoil, slowing growth, and global trade tensions weighed on various markets. UK shares tumbled over the year as uncertainty over the country’s withdrawal from the European Union persisted.

In this environment, multi-asset portfolios with relatively higher allocations to US investment-grade debt and other safe-haven assets would have outperformed their peers. On the other hand, those portfolios with relatively higher equity exposure, particularly to international developed and emerging markets equities, would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio underperformed its blended benchmark. Out-of-benchmark exposure to diversifying sectors was the primary driver of underperformance. Security selection within the underlying portfolios lifted returns, while the impact from portfolio positioning was mixed.

Out-of-benchmark exposure to diversifying sectors was the top detractor from the Portfolio’s relative performance. Most notably, the inclusion of international small-cap equities, which trailed a blend of non-US equity indexes, weighed on relative returns.

Security selection in the underlying funds was the top contributor for the period, led by selection in US large-cap growth and dividend-paying equity funds, as these asset classes significantly outperformed their style-specific benchmarks. Strong selection in the US multi-cap growth fund also lifted returns. However, security selection within the international value and US large-cap value equity funds negatively impacted performance, as did selection among real estate investment trusts, as these asset classes trailed their respective benchmarks for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (Unaudited) (continued)

Tactical allocation decisions had a mixed impact on performance for the year. An overweight allocation to international equities, which trailed US equities through most of the year, detracted most from relative returns. An overweight allocation to US small-cap stocks also weighed on performance, as US small-cap stocks trailed large-cap stocks. On the positive side, an underweight allocation to equities relative to fixed income and cash buoyed performance, as bonds outpaced stocks, particularly late in the year amid a broad downturn in global equity markets.

At the end of the period, the Portfolio held currency forwards, interest rate futures, index futures, CDX, and rights generating gross exposure of approximately 7.9%. The estimated impact on return for the period was negligible from employing currency forwards, -91 basis points (bps) from futures, negligible from rights, and -1 bps from swaps. One basis point is 0.01%.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Academic Strategies Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) (GD) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Bloomberg Barclays US Aggregate Bond Index (28%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, Bloomberg Commodities Total Return Index (8%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return IndexSM (9%) an unmanaged index that measures US publicly traded real estate investment trusts, and ICE Bank of America ML 3-Month US Treasury Bill Index (15%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

AST Capital Growth Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Goldman Sachs Multi-Asset Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and The MSCI World Index (GD) (50%) an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST J.P. Morgan Global Thematic Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and the MSCI World Index (GD) (65%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds.

AST J.P. Morgan Strategic Opportunities Portfolio Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. FTSE 3-month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last FTSE 3-month Treasury Bill issues.

AST Legg Mason Diversified Growth Portfolio Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2018

AST New Discovery Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%) an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST T. Rowe Price Growth Opportunities Portfolio Blended Index consists of Russell 3000 Index (60%), a market cap- weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2018

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)

AST Global Real Estate Portfolio	6.3%
AST International Value Portfolio	5.9%
AST QMA International Core Equity Portfolio	4.4%
AST QMA US Equity Alpha Portfolio	4.1%
AST High Yield Portfolio	4.0%

AST AQR Large-Cap
Five Largest Holdings	(% of Net Assets	)

Microsoft Corp.	4.6%
Apple, Inc.	3.1%
Pfizer, Inc.	2.4%
Merck & Co., Inc.	2.3%
Boeing Co. (The)	2.2%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)

AST QMA Large-Cap Portfolio	8.7%
AST AQR Large-Cap Portfolio	8.6%
AST Prudential Core Bond Portfolio	5.0%
AST ClearBridge Dividend Growth Portfolio	4.8%
AST MFS Large-Cap Value Portfolio	4.7%

AST ClearBridge Dividend Growth
Five Largest Holdings	(% of Net Assets	)

Microsoft Corp.	3.4%
Merck & Co., Inc.	2.8%
Home Depot, Inc. (The)	2.5%
Apple, Inc.	2.5%
Blackstone Group LP (The), MLP	2.4%

AST Goldman Sachs Multi-Asset
Five Largest Holdings	(% of Net Assets	)

Federal National Mortgage Assoc. 4.500%, TBA	3.7%
Government National Mortgage Assoc. 4.500%, 10/20/48	1.5%
Government National Mortgage Assoc. 4.500%, 11/20/48	1.5%
iShares iBoxx $ High Yield Corporate Bond Fund	0.9%

Government National Mortgage Assoc. 4.500%, 08/20/48	0.8%

AST J.P. Morgan Global Thematic
Five Largest Holdings	(% of Net Assets	)

U.S. Treasury Notes 1.125%, 01/31/19	1.5%
Microsoft Corp.	1.2%
Amazon.com, Inc.	1.0%
Apple, Inc.	0.8%
U.S. Treasury Notes 3.625%, 02/15/20	0.8%

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)

U.S. Treasury Notes 1.125%, 01/31/19	0.9%
Microsoft Corp.	0.7%
UnitedHealth Group, Inc.	0.6%
Amazon.com, Inc.	0.5%
U.S. Treasury Bonds 3.625%, 08/15/43	0.5%

AST Legg Mason Diversified Growth
Five Largest Holdings	(% of Net Assets	)
AST Western Asset Core Plus Bond Portfolio	11.7%
AST Western Asset Emerging Markets Debt Portfolio	2.3%
UnitedHealth Group, Inc.	0.9%
Amgen, Inc.	0.8%
Intel Corp.	0.7%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)

Microsoft Corp.	2.1%
Apple, Inc.	1.8%
Pfizer, Inc.	1.2%
Bank of America Corp.	1.2%
UnitedHealth Group, Inc.	1.2%

AST T. Rowe Price Growth Opportunities
Five Largest Holdings	(% of Net Assets	)

Microsoft Corp.	1.8%
Amazon.com, Inc.	1.3%
Pfizer, Inc.	1.0%
Boeing Co. (The)	0.9%
UnitedHealth Group, Inc.	0.9%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$932.20	1.41%	$6.87
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

AST AQR Large-Cap Portfolio	Actual	$1,000.00	$901.40	0.81%	$3.88
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$927.60	0.94%	$4.57
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$964.90	0.92%	$4.56
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$944.10	0.94%	$4.61
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$937.80	1.05%	$5.13
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$957.20	1.12%	$5.53
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Legg Mason Diversified Growth Portfolio	Actual	$1,000.00	$936.80	1.08%	$5.27
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

AST New Discovery Asset Allocation Portfolio	Actual	$1,000.00	$924.40	0.98%	$4.75
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST T. Rowe Price Growth Opportunities Portfolio	Actual	$1,000.00	$917.00	1.01%	$4.88
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 89.3%	Shares	Value
AFFILIATED MUTUAL FUNDS — 54.6%
AST AQR Emerging Markets Equity Portfolio*	8,809,235	$91,527,957
AST BlackRock Low Duration Bond Portfolio*	69,159	748,296
AST BlackRock/Loomis Sayles Bond Portfolio*	1,947,627	26,390,340
AST ClearBridge Dividend Growth Portfolio*	1,012,311	16,996,699
AST Cohen & Steers Realty Portfolio	11,570,821	127,510,446
AST Global Real Estate Portfolio*	20,451,065	244,185,720
AST Goldman Sachs Large-Cap Value Portfolio*	30,754	874,329
AST Goldman Sachs Mid-Cap Growth Portfolio*	9,963,467	89,870,473
AST Goldman Sachs Small-Cap Value Portfolio*	4,332,527	88,426,881
AST Government Money Market Portfolio	250,773	250,773
AST High Yield Portfolio*	15,900,937	156,942,248
AST Hotchkis & Wiley Large-Cap Value Portfolio*	838,782	21,422,493
AST International Growth Portfolio*	10,046,488	156,122,416
AST International Value Portfolio*	12,812,155	229,081,326
AST Jennison Large-Cap Growth Portfolio*	137,599	4,203,663
AST Loomis Sayles Large-Cap Growth Portfolio*	199,481	9,680,796
AST MFS Growth Portfolio*	91,469	2,215,376
AST MFS Large-Cap Value Portfolio*	2,438,509	44,039,481
AST Neuberger Berman Long/Short Portfolio*	1,000,000	10,430,000
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	2,657,508	77,519,509
AST Parametric Emerging Markets Equity Portfolio*	5,481,278	47,632,304
AST PIMCO Dynamic Bond Portfolio*	657,722	6,307,557
AST Prudential Core Bond Portfolio*	6,883,933	83,983,983
AST QMA International Core Equity Portfolio*	15,855,408	171,238,409
AST QMA US Equity Alpha Portfolio*	5,637,812	158,084,238
AST Small-Cap Growth Opportunities Portfolio*	461,871	8,165,877
AST Small-Cap Growth Portfolio*	234,489	9,560,096
AST Small-Cap Value Portfolio*	1,052,530	24,997,578
AST T. Rowe Price Large-Cap Growth Portfolio*	105,786	3,807,240
AST T. Rowe Price Large-Cap Value Portfolio*	1,726,276	23,598,189
AST T. Rowe Price Natural Resources Portfolio*	963,714	18,570,775
AST WEDGE Capital Mid-Cap Value Portfolio*	3,957,576	85,167,037
AST Wellington Management Real Total Return Portfolio*	1,400,000	12,152,000
AST Western Asset Core Plus Bond Portfolio*	5,493,407	68,777,461

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,723,552,603)(w)		2,120,481,966

COMMON STOCKS — 8.8%	Shares	Value
Aerospace & Defense — 0.0%
AAR Corp.(u)	1,700	$63,478
Arconic, Inc.(u)	9,100	153,426
Curtiss-Wright Corp.(u)	900	91,908
Harris Corp.(u)	500	67,325
Huntington Ingalls Industries, Inc.(u)	2,000	380,620
Raytheon Co.	2,600	398,710
Teledyne Technologies, Inc.*(u)	500	103,535

		1,259,002

Air Freight & Logistics — 0.0%
bpost SA (Belgium)	2,151	19,803
Forward Air Corp.(u)	700	38,395
Hub Group, Inc. (Class A Stock)*(u)	800	29,656
SG Holdings Co. Ltd. (Japan)	600	15,551

		103,405

Airlines — 0.1%
Air Canada (Canada)*	22,427	426,461
Deutsche Lufthansa AG (Germany)(u)	53,087	1,206,153
Japan Airlines Co. Ltd. (Japan)	13,100	464,262
SkyWest, Inc.(u)	1,800	80,046
United Continental Holdings, Inc.*	4,600	385,158

		2,562,080

Auto Components — 0.0%
BorgWarner, Inc.(u)	2,400	83,376
Cooper-Standard Holdings, Inc.*(u)	1,000	62,120
Hella GmbH & Co. KGaA (Germany)	292	11,704
Linamar Corp. (Canada)	1,199	39,785
Magna International, Inc. (Canada)	2,068	93,872
NHK Spring Co. Ltd. (Japan)	12,600	110,344
Tenneco, Inc.(u)	5,100	139,689

		540,890

Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany)(u)	4,138	336,606
Daimler AG (Germany)	371	19,577
Fiat Chrysler Automobiles NV (United Kingdom)*(u)	28,147	409,326
Isuzu Motors Ltd. (Japan)	1,900	26,697
Mazda Motor Corp. (Japan)	20,800	213,934
Nissan Motor Co. Ltd. (Japan)	36,000	288,201
Thor Industries, Inc.(u)	5,200	270,400

		1,564,741

Banks — 0.1%
ABN AMRO Group NV (Netherlands), CVA, 144A	2,751	64,793
Alior Bank SA (Poland)*	2,459	35,010
Aozora Bank Ltd. (Japan)	4,828	144,010
Bank Handlowy w Warszawie SA (Poland)	846	15,648
Bank Millennium SA (Poland)*	14,097	33,392
Bank of America Corp.(u)	5,100	125,664
Bank of Kyoto Ltd. (The) (Japan)	13	534
Bank of Montreal (Canada)	529	34,560
Bank of Nova Scotia (The) (Canada)	459	22,879
Bank Polska Kasa Opieki SA (Poland)	11,769	343,622
BankUnited, Inc.(u)	2,300	68,862
BPER Banca (Italy)	20,441	79,067

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Canadian Imperial Bank of Commerce (Canada)	2,900	$215,992
Chiba Bank Ltd. (The) (Japan)	145	807
Citizens Financial Group, Inc.	13,000	386,490
Comerica, Inc.(u)	400	27,476
Commerzbank AG (Germany)*	230	1,536
Concordia Financial Group Ltd. (Japan)	262	1,006
Danske Bank A/S (Denmark)(u)	8,458	167,964
DNB ASA (Norway)	2,314	37,169
Erste Group Bank AG (Austria)*	70	2,335
Financial Institutions, Inc.(u)	3,500	89,950
First BanCorp. (Puerto Rico)(u)	5,100	43,860
Fukuoka Financial Group, Inc. (Japan)	35	710
Intesa Sanpaolo SpA (Italy)	24,263	54,171
Japan Post Bank Co. Ltd. (Japan)	97	1,069
JPMorgan Chase & Co.	5,900	575,958
Jyske Bank A/S (Denmark)	1,935	69,957
KBC Group NV (Belgium)	4,636	302,114
mBank SA (Poland)	318	36,150
Mebuki Financial Group, Inc. (Japan)	5,597	14,828
Mediobanca Banca di Credito Finanziario SpA (Italy)	3,219	27,341
Mitsubishi UFJ Financial Group, Inc. (Japan)	17,100	83,780
Mizuho Financial Group, Inc. (Japan)	96,552	149,772
National Bank of Canada (Canada)	1,713	70,329
Nordea Bank Abp (Finland)	24,265	204,431
Popular, Inc. (Puerto Rico)(u)	2,300	108,606
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	41,319	436,733
Raiffeisen Bank International AG (Austria)	5,923	150,894
Resona Holdings, Inc. (Japan)	48,500	233,486
Royal Bank of Canada (Canada)	966	66,117
Santander Bank Polska SA (Poland)	1,057	101,275
Seven Bank Ltd. (Japan)	142	406
Shinsei Bank Ltd. (Japan)	39	465
Shizuoka Bank Ltd. (The) (Japan)	108	846
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	1,537	14,976
Sumitomo Mitsui Financial Group, Inc. (Japan)	1,915	63,524
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	79	2,889
Suruga Bank Ltd. (Japan)	39	143
Svenska Handelsbanken AB (Sweden) (Class A Stock)	455	5,083
Swedbank AB (Sweden) (Class A Stock)	6,279	140,584
Synovus Financial Corp.(u)	3,700	118,363
Toronto-Dominion Bank (The) (Canada)	3,128	155,484
UniCredit SpA (Italy)	11,164	126,679
Yamaguchi Financial Group, Inc. (Japan)	9,747	93,302

		5,353,091

Beverages — 0.0%
Carlsberg A/S (Denmark) (Class B Stock)	269	28,611

Biotechnology — 0.1%
Acorda Therapeutics, Inc.*(u)	8,100	126,198
Alexion Pharmaceuticals, Inc.*	4,700	457,592
Amgen, Inc.	3,000	584,010

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Biogen, Inc.*	2,000	$601,840
Celgene Corp.*	6,300	403,767
Emergent BioSolutions, Inc.*(u)	3,200	189,696
Enanta Pharmaceuticals, Inc.*(u)	1,400	99,162
Exelixis, Inc.*(u)	12,100	238,007
FibroGen, Inc.*(u)	1,400	64,792
Genomic Health, Inc.*(u)	3,200	206,112
Gilead Sciences, Inc.(u)	5,200	325,260
Idorsia Ltd. (Switzerland)*	872	14,464
Incyte Corp.*	7,300	464,207
Myriad Genetics, Inc.*(u)	4,000	116,280
Neurocrine Biosciences, Inc.*(u)	3,200	228,512
Swedish Orphan Biovitrum AB (Sweden)*	3,429	75,055
United Therapeutics Corp.*(u)	1,800	196,020
Vanda Pharmaceuticals, Inc.*(u)	7,000	182,910
Vertex Pharmaceuticals, Inc.*	3,500	579,985

		5,153,869

Building Products — 0.0%
AGC, Inc. (Japan)	3,500	110,201
Armstrong World Industries, Inc.(u)	4,400	256,124
Builders FirstSource, Inc.*(u)	2,300	25,093
Continental Building Products, Inc.*(u)	4,800	122,160
dormakaba Holding AG (Switzerland)*	22	13,298
Masco Corp.	4,264	124,679
NCI Building Systems, Inc.*(u)	5,100	36,975
Owens Corning	1,517	66,718
Patrick Industries, Inc.*(u)	4,225	125,102
Rockwool International A/S (Denmark) (Class B Stock)	252	65,831
Universal Forest Products, Inc.(u)	4,353	113,004

		1,059,185

Capital Markets — 0.1%
Affiliated Managers Group, Inc.(u)	900	87,696
Ameriprise Financial, Inc.	3,900	407,043
BGC Partners, Inc. (Class A Stock)(u)	10,700	55,319
Blucora, Inc.*(u)	4,600	122,544
CI Financial Corp. (Canada)	973	12,316
Daiwa Securities Group, Inc. (Japan)	4,600	23,294
Evercore, Inc. (Class A Stock)(u)	2,200	157,432
Houlihan Lokey, Inc.(u)	2,000	73,600
INTL. FCStone, Inc.*(u)	2,200	80,476
LPL Financial Holdings, Inc.(u)	4,100	250,428
Partners Group Holding AG (Switzerland)(u)	148	89,821
Penson Technologies LLC (Class B Stock), UTS (original cost $146,087; purchased 06/03/14)^(f)(u)	1,248,607	13,435
State Street Corp.(u)	5,800	365,806

		1,739,210

Chemicals — 0.1%
Chemours Co. (The)(u)	8,700	245,514
Covestro AG (Germany), 144A(u)	7,098	353,151
Evonik Industries AG (Germany)	4,577	114,764
Huntsman Corp.(u)	17,300	333,717
Koppers Holdings, Inc.*(u)	2,000	34,080
Kuraray Co. Ltd. (Japan)(u)	7,100	99,804

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	6,200	$515,592
Methanex Corp. (Canada)	940	45,210
Mitsubishi Chemical Holdings Corp. (Japan)	1,800	13,599
Mitsubishi Gas Chemical Co., Inc. (Japan)(u)	8,400	126,195
Mitsui Chemicals, Inc. (Japan)	900	20,296
Mosaic Co. (The)(u)	9,700	283,337
Olin Corp.(u)	18,100	363,991
PolyOne Corp.(u)	800	22,880
Scotts Miracle-Gro Co. (The)	638	39,211
Showa Denko KK (Japan)	2,100	62,377
Solvay SA (Belgium)	1,934	193,802
Stepan Co.(u)	2,800	207,200
Sumitomo Chemical Co. Ltd. (Japan)	5,000	24,161
Teijin Ltd. (Japan)	1,100	17,573
Tosoh Corp. (Japan)(u)	10,300	133,556
Trinseo SA(u)	6,200	283,836
Umicore SA (Belgium)	906	36,276
Westlake Chemical Corp.(u)	5,100	337,467

		3,907,589

Commercial Services & Supplies — 0.2%
Deluxe Corp.(u)	1,200	46,128
Herman Miller, Inc.(u)	3,600	108,900
KAR Auction Services, Inc.(u)	900	42,948
Knoll, Inc.(u)	1,800	29,664
Quad/Graphics, Inc.(u)	2,300	28,336
Republic Services, Inc.	52,516	3,785,878
Securitas AB (Sweden) (Class B Stock)	6,439	103,553
Steelcase, Inc. (Class A Stock)(u)	7,700	114,191
Waste Connections, Inc.	51,245	3,804,941

		8,064,539

Communications Equipment — 0.0%
Arista Networks, Inc.*	2,200	463,540
CommScope Holding Co., Inc.*(u)	20,200	331,078
F5 Networks, Inc.*(u)	800	129,624
Lumentum Holdings, Inc.*(u)	5,800	243,658
NetScout Systems, Inc.*(u)	2,100	49,623
Plantronics, Inc.(u)	2,000	66,200

		1,283,723

Construction & Engineering — 0.5%
Chiyoda Corp. (Japan)	3,900	10,943
Comfort Systems USA, Inc.(u)	700	30,576
Eiffage SA (France)	59,700	4,996,755
EMCOR Group, Inc.	8,300	495,427
Ferrovial SA (Spain)	321,636	6,529,014
HOCHTIEF AG (Germany)	188	25,439
Kajima Corp. (Japan)(u)	22,500	301,327
Obayashi Corp. (Japan)(u)	40,900	369,637
Quanta Services, Inc.(u)	2,900	87,290
Shimizu Corp. (Japan)(u)	15,200	123,524
Taisei Corp. (Japan)	6,500	277,859
Vinci SA (France)	76,151	6,288,722

		19,536,513

Construction Materials — 0.0%
Eagle Materials, Inc.	715	43,636

COMMON STOCKS (continued)	Shares	Value
Construction Materials (continued)
Martin Marietta Materials, Inc.	939	$161,386
Taiheiyo Cement Corp. (Japan)	800	24,680
Vulcan Materials Co.	1,879	185,645

		415,347

Consumer Finance — 0.1%
Capital One Financial Corp.(u)	6,695	506,075
Discover Financial Services	8,551	504,338
Navient Corp.(u)	17,300	152,413
Nelnet, Inc. (Class A Stock)	12,500	654,250
OneMain Holdings, Inc.*(u)	3,500	85,015
Synchrony Financial	17,561	411,981

		2,314,072

Containers & Packaging — 0.0%
Greif, Inc. (Class A Stock)(u)	5,700	211,527
Owens-Illinois, Inc.*(u)	14,700	253,428
Toyo Seikan Group Holdings Ltd. (Japan)	700	16,058
Westrock Co.(u)	6,100	230,336

		711,349

Distributors — 0.0%
Genuine Parts Co.(u)	700	67,214
LKQ Corp.*	16,800	398,664

		465,878

Diversified Consumer Services — 0.0%
Grand Canyon Education, Inc.*(u)	2,800	269,192
Strategic Education, Inc.(u)	500	56,710

		325,902

Diversified Financial Services — 0.0%
Jefferies Financial Group, Inc.(u)	5,800	100,688
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2,300	11,034

		111,722

Diversified Telecommunication Services — 0.2%
BCE, Inc. (Canada)	312	12,325
Cellnex Telecom SA (Spain), 144A*	142,682	3,661,784
China Tower Corp. Ltd. (China) (Class H Stock), 144A*	19,999,073	3,783,437
Elisa OYJ (Finland)	240	9,931
Nippon Telegraph & Telephone Corp. (Japan)	17,100	696,682
Proximus SADP (Belgium)(u)	2,946	79,860
Telecom Italia SpA (Italy)*	104,903	58,347
Telia Co. AB (Sweden)	11,289	53,607

		8,355,973

Electric Utilities — 1.9%
American Electric Power Co., Inc.	117,993	8,818,797
Chubu Electric Power Co., Inc. (Japan)	6,000	85,371
Duke Energy Corp.	30,485	2,630,856
Edison International	70,245	3,987,809
Enel SpA (Italy)(u)	1,088,755	6,322,394
Evergy, Inc.	144,509	8,203,776
Exelon Corp.	160,516	7,239,272
FirstEnergy Corp.(a)	229,794	8,628,765
Fortis, Inc. (Canada)	1,051	35,036

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Fortum OYJ (Finland)	1,894	$41,456
Hydro One Ltd. (Canada), 144A	651	9,656
Iberdrola SA (Spain)	681,340	5,495,254
Kansai Electric Power Co., Inc. (The) (Japan)	7,100	106,623
Kyushu Electric Power Co., Inc. (Japan)	5,700	67,942
NextEra Energy, Inc.	75,945	13,200,765
Orsted A/S (Denmark), 144A	1,557	104,339
PG&E Corp.*	103,270	2,452,663
PNM Resources, Inc.(u)	1,200	49,308
Portland General Electric Co.(u)	3,700	169,645
Red Electrica Corp. SA (Spain)	179,934	4,027,559
Terna Rete Elettrica Nazionale SpA (Italy)	7,778	44,224
Tohoku Electric Power Co., Inc. (Japan)	3,600	47,439
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	194,500	1,155,932

		72,924,881

Electrical Equipment — 0.0%
Atkore International Group, Inc.*(u)	5,000	99,200
EnerSys(u)	2,300	178,503
Regal Beloit Corp.(u)	3,300	231,165
Signify NV (Netherlands), 144A	5,335	125,399
Vestas Wind Systems A/S (Denmark)	293	22,198

		656,465

Electronic Equipment, Instruments & Components — 0.1%
Anixter International, Inc.*(u)	3,400	184,654
Arrow Electronics, Inc.*(u)	1,600	110,320
Avnet, Inc.(u)	7,500	270,750
Benchmark Electronics, Inc.(u)	1,200	25,416
CDW Corp.	7,100	575,455
Hitachi High-Technologies Corp. (Japan)	400	12,491
Hitachi Ltd. (Japan)	1,200	31,835
Insight Enterprises, Inc.*(u)	2,500	101,875
Knowles Corp.*(u)	2,200	29,282
National Instruments Corp.(u)	1,500	68,070
Nippon Electric Glass Co. Ltd. (Japan)	1,000	24,495
ScanSource, Inc.*(u)	1,800	61,884
SYNNEX Corp.(u)	3,500	282,940
Tech Data Corp.*(u)	3,100	253,611
Venture Corp. Ltd. (Singapore)	3,800	38,859
Zebra Technologies Corp. (Class A Stock)*(u)	900	143,307

		2,215,244

Energy Equipment & Services — 0.0%
Archrock, Inc.(u)	13,900	104,111
Helix Energy Solutions Group, Inc.*(u)	11,600	62,756
Mammoth Energy Services, Inc.(u)	3,800	68,324
Superior Energy Services, Inc.*(u)	30,200	101,170
Unit Corp.*(u)	7,100	101,388

		437,749

Entertainment — 0.0%
Activision Blizzard, Inc.(u)	1,300	60,541
GungHo Online Entertainment, Inc. (Japan)*	48,000	87,279
Nexon Co. Ltd. (Japan)*	1,800	23,025

COMMON STOCKS (continued)	Shares	Value
Entertainment (continued)
Square Enix Holdings Co. Ltd. (Japan)	3,100	$84,165

		255,010

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Assets Trust, Inc.(u)	4,400	176,748
American Homes 4 Rent (Class A Stock)(u)	4,000	79,400
American Tower Corp.	24,550	3,883,565
Apple Hospitality REIT, Inc.(u)	10,600	151,156
Ashford Hospitality Trust, Inc.(u)	7,500	30,000
Brandywine Realty Trust(u)	3,800	48,906
Brixmor Property Group, Inc.	31,100	456,859
Camden Property Trust(u)	2,400	211,320
CFE Capital S de RL de CV (Mexico)	2,637,311	2,255,941
CoreCivic, Inc.(u)	16,500	294,195
CyrusOne, Inc.(a)	45,554	2,408,896
DiamondRock Hospitality Co.(u)	13,500	122,580
Empire State Realty Trust, Inc. (Class A Stock)(u)	3,400	48,382
Equinix, Inc.	9,170	3,232,975
Franklin Street Properties Corp.(u)	16,800	104,664
Gaming & Leisure Properties, Inc.(u)	3,500	113,085
GEO Group, Inc. (The)	24,450	481,665
Host Hotels & Resorts, Inc.	27,900	465,093
Lexington Realty Trust(u)	17,400	142,854
Outfront Media, Inc.(u)	8,000	144,960
Paramount Group, Inc.(u)	3,400	42,704
Park Hotels & Resorts, Inc.(u)	12,600	327,348
Piedmont Office Realty Trust, Inc. (Class A Stock)(u)	2,200	37,488
Retail Properties of America, Inc. (Class A Stock)(u)	12,800	138,880
Retail Value, Inc.(u)	910	23,287
Ryman Hospitality Properties, Inc.(u)	2,800	186,732
Senior Housing Properties Trust(u)	7,700	90,244
SITE Centers Corp.(u)	11,400	126,198
Spirit MTA REIT(u)	7,620	54,331
Spirit Realty Capital, Inc.	15,240	537,210
VEREIT, Inc.	70,300	502,645
VICI Properties, Inc.	25,500	478,890
WP Carey, Inc.(u)	700	45,738
Xenia Hotels & Resorts, Inc.(u)	5,000	86,000

		17,530,939

Food & Staples Retailing — 0.0%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	260	12,933
Colruyt SA (Belgium)	291	20,718
Kesko OYJ (Finland) (Class B Stock)	738	39,830
Koninklijke Ahold Delhaize NV (Netherlands)	31,996	809,707
METRO AG (Germany)	2,411	37,129

		920,317

Food Products — 0.1%
Archer-Daniels-Midland Co.	10,100	413,797
Barry Callebaut AG (Switzerland)	8	12,490
Lamb Weston Holdings, Inc.(u)	3,366	247,603
Leroy Seafood Group ASA (Norway)	29,334	224,160
Marine Harvest ASA (Norway)	29,605	624,250
NH Foods Ltd. (Japan)(u)	4,700	176,699

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Pilgrim’s Pride Corp.*(u)	9,900	$153,549
Salmar ASA (Norway)	3,473	171,382
Suedzucker AG (Germany)	4,763	61,833
Toyo Suisan Kaisha Ltd. (Japan)(u)	2,800	97,624

		2,183,387

Gas Utilities — 0.2%
Italgas SpA (Italy)	963,689	5,521,925
Osaka Gas Co. Ltd. (Japan)	6,500	118,824
Tokyo Gas Co. Ltd. (Japan)	7,900	200,266
UGI Corp.	11,500	613,525

		6,454,540

Health Care Equipment & Supplies — 0.1%
ABIOMED, Inc.*(u)	900	292,536
Align Technology, Inc.*	1,900	397,917
Atrion Corp.(u)	270	200,092
Baxter International, Inc.	7,000	460,740
Coloplast A/S (Denmark) (Class B Stock)	440	40,917
CONMED Corp.(u)	600	38,520
DENTSPLY SIRONA, Inc.(u)	4,500	167,445
DiaSorin SpA (Italy)	146	11,886
Edwards Lifesciences Corp.*	3,500	536,095
GN Store Nord A/S (Denmark)	6,714	251,306
Hill-Rom Holdings, Inc.(u)	4,100	363,055
IDEXX Laboratories, Inc.*	2,900	539,458
Integer Holdings Corp.*(u)	1,600	122,016
Masimo Corp.*	5,900	633,483
ResMed, Inc.(u)	1,100	125,257
Siemens Healthineers AG (Germany), 144A*	428	18,000
Sonova Holding AG (Switzerland)	371	61,077
STERIS PLC(u)	600	64,110
West Pharmaceutical Services, Inc.(u)	900	88,227
William Demant Holding A/S (Denmark)*	554	15,757

		4,427,894

Health Care Providers & Services — 0.1%
Alfresa Holdings Corp. (Japan)	2,400	61,314
Centene Corp.*	4,600	530,380
DaVita, Inc.*(u)	3,900	200,694
HealthEquity, Inc.*(u)	3,200	190,880
Magellan Health, Inc.*(u)	1,400	79,646
Medipal Holdings Corp. (Japan)	3,700	79,369
MEDNAX, Inc.*(u)	4,800	158,400
Molina Healthcare, Inc.*	3,500	406,770
National HealthCare Corp.(u)	400	31,380
Suzuken Co. Ltd. (Japan)	600	30,541
Tenet Healthcare Corp.*(u)	10,500	179,970
UnitedHealth Group, Inc.	2,300	572,976
Universal Health Services, Inc. (Class B Stock)(u)	1,800	209,808

		2,732,128

Health Care Technology — 0.0%
athenahealth, Inc.*(u)	2,500	329,825
HMS Holdings Corp.*(u)	5,000	140,650
Veeva Systems, Inc. (Class A Stock)*	5,700	509,124

		979,599

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure — 0.1%
Autogrill SpA (Italy)	7,255	$61,367
Biglari Holdings, Inc. (Class B Stock)*(u)	500	56,790
Bloomin’ Brands, Inc.(u)	14,200	254,038
Churchill Downs, Inc.(u)	300	73,182
Extended Stay America, Inc.(u)	16,900	261,950
Hilton Grand Vacations, Inc.*(u)	11,200	295,568
Hyatt Hotels Corp. (Class A Stock)(u)	1,600	108,160
Kindred Group PLC (Malta), SDR	2,703	24,951
Marriott Vacations Worldwide Corp.(u)	1,700	119,867
McDonald’s Holdings Co. Japan Ltd. (Japan)	500	21,236
Penn National Gaming, Inc.*(u)	4,100	77,203
RCI Hospitality Holdings, Inc.(u)	1,300	29,029
Ruth’s Hospitality Group, Inc.(u)	1,000	22,730
Texas Roadhouse, Inc.(u)	2,700	161,190
Wyndham Hotels & Resorts, Inc.(u)	600	27,222
Yum China Holdings, Inc. (China)(u)	4,200	140,826

		1,735,309

Household Durables — 0.1%
Cavco Industries, Inc.*(u)	300	39,114
D.R. Horton, Inc.	4,909	170,146
Haseko Corp. (Japan)(u)	27,500	288,408
Husqvarna AB (Sweden) (Class B Stock)	1,327	9,865
KB Home	837	15,987
La-Z-Boy, Inc.(u)	7,900	218,909
Lennar Corp. (Class A Stock)	3,986	156,052
M/I Homes, Inc.*	287	6,033
MDC Holdings, Inc.	463	13,015
Meritage Homes Corp.*(u)	2,292	84,162
Mohawk Industries, Inc.*	857	100,235
NVR, Inc.*	215	523,953
PulteGroup, Inc.	3,600	93,563
Sekisui House Ltd. (Japan)	2,300	34,228
Skyline Champion Corp.	231	3,393
Toll Brothers, Inc.(u)	9,772	321,792

		2,078,855

Household Products — 0.0%
Essity AB (Sweden) (Class B Stock)	1,730	42,598
Lion Corp. (Japan)(u)	8,200	169,290
Spectrum Brands Holdings, Inc.(u)	1,500	63,375

		275,263

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	42,200	610,212
Electric Power Development Co. Ltd. (Japan)	1,800	42,633
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	7,728,711	2,057,987
NRG Energy, Inc.	142,079	5,626,328
Uniper SE (Germany)(u)	5,535	143,413

		8,480,573

Industrial Conglomerates — 0.0%
Rheinmetall AG (Germany)	2,253	200,095

Insurance — 0.2%
Aegon NV (Netherlands)	81,514	382,371
Ageas (Belgium)	2,004	90,249

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Allianz SE (Germany)(u)	2,888	$581,815
American Equity Investment Life Holding Co.(u)	1,200	33,528
American Financial Group, Inc.(u)	3,700	334,961
ASR Nederland NV (Netherlands)	4,456	176,999
Assicurazioni Generali SpA (Italy)(u)	21,383	358,714
CNA Financial Corp.(u)	1,100	48,565
Dai-ichi Life Holdings, Inc. (Japan)	4,000	62,160
Fairfax Financial Holdings Ltd. (Canada)	63	27,733
Fidelity National Financial, Inc.	3,725	117,113
First American Financial Corp.(u)	3,651	162,981
Genworth Financial, Inc. (Class A Stock)*(u)	9,800	45,668
Hannover Rueck SE (Germany)	1,305	176,589
Helvetia Holding AG (Switzerland)	75	43,941
Intact Financial Corp. (Canada)	182	13,223
Japan Post Holdings Co. Ltd. (Japan)	3,300	38,033
Lincoln National Corp.(u)	4,600	236,026
MetLife, Inc.	11,100	455,766
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	1,057	231,324
NN Group NV (Netherlands)	11,426	456,110
Old Republic International Corp.	23,100	475,167
Poste Italiane SpA (Italy), 144A(u)	84,608	679,468
Sampo OYJ (Finland) (Class A Stock)	2,263	100,154
Stewart Information Services Corp.	214	8,860
Sun Life Financial, Inc. (Canada)	690	22,890
Swiss Life Holding AG (Switzerland)*	1,351	522,576
Swiss Re AG (Switzerland)	236	21,717
Talanx AG (Germany)	3,328	113,955
Tryg A/S (Denmark)	427	10,765
UnipolSai Assicurazioni SpA (Italy)	19,690	44,674
Unum Group(u)	4,100	120,458
Zurich Insurance Group AG (Switzerland)	452	135,231

		6,329,784

Interactive Media & Services — 0.0%
Alphabet, Inc. (Class C Stock)*	582	602,725
Facebook, Inc. (Class A Stock)*(u)	300	39,327
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*(u)	2,900	46,081
Mixi, Inc. (Japan)	5,100	106,739
Yelp, Inc.*(u)	1,800	62,982

		857,854

Internet & Direct Marketing Retail — 0.0%
Groupon, Inc.*(u)	21,900	70,080
Nutrisystem, Inc.(u)	1,400	61,432
Qurate Retail, Inc.*(u)	19,500	380,640

		512,152

IT Services — 0.1%
Booz Allen Hamilton Holding Corp.	12,800	576,896
CACI International, Inc. (Class A Stock)*(u)	1,600	230,448
CGI Group, Inc. (Canada) (Class A Stock)*	2,386	145,935
Cognizant Technology Solutions Corp. (Class A Stock)	7,900	501,492
Conduent, Inc.*(u)	4,300	45,709
DXC Technology Co.(u)	5,500	292,435
Fujitsu Ltd. (Japan)	1,300	80,951

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Itochu Techno-Solutions Corp. (Japan)	3,500	$67,598
Leidos Holdings, Inc.(u)	7,200	379,584
MAXIMUS, Inc.(u)	1,600	104,144
Science Applications International Corp.(u)	1,400	89,180
Total System Services, Inc.(u)	1,300	105,677
Travelport Worldwide Ltd.(u)	11,600	181,192
VeriSign, Inc.*(u)	1,300	192,777

		2,994,018

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	3,100	138,959
BRP, Inc.	1,150	29,769
Sega Sammy Holdings, Inc. (Japan)	5,300	74,231
Vista Outdoor, Inc.*(u)	5,400	61,290

		304,249

Life Sciences Tools & Services — 0.1%
Bruker Corp.(u)	9,200	273,884
Charles River Laboratories International, Inc.*	4,800	543,264
Illumina, Inc.*	1,900	569,867
Lonza Group AG (Switzerland)*(u)	40	10,440
Medpace Holdings, Inc.*(u)	4,200	222,306

		1,619,761

Machinery — 0.1%
AGCO Corp.(u)	4,400	244,948
Colfax Corp.*(u)	4,200	87,780
Cummins, Inc.	3,300	441,012
Georg Fischer AG (Switzerland)(u)	109	87,567
Global Brass & Copper Holdings, Inc.(u)	2,000	50,300
Harsco Corp.*(u)	4,600	91,356
IDEX Corp.(u)	400	50,504
JTEKT Corp. (Japan)	2,700	29,925
Komatsu Ltd. (Japan)	600	12,831
MAN SE (Germany)	379	39,173
Oshkosh Corp.	7,100	435,301
SPX FLOW, Inc.*(u)	1,500	45,630
Sumitomo Heavy Industries Ltd. (Japan)	900	26,772
Timken Co. (The)(u)	4,300	160,476
Volvo AB (Sweden) (Class B Stock)	1,611	21,168
Wabash National Corp.(u)	2,700	35,316
Yangzijiang Shipbuilding Holdings Ltd. (China)	29,700	27,054

		1,887,113

Marine — 0.0%
Matson, Inc.(u)	1,600	51,232

Media — 0.0%
Hakuhodo DY Holdings, Inc. (Japan)	1,300	18,581
Mediaset SpA (Italy)*	3,746	11,811
News Corp. (Class A Stock)(u)	17,700	200,895
ProSiebenSat.1 Media SE (Germany)	2,429	43,396
Quebecor, Inc. (Canada) (Class B Stock)	3,900	82,102
TEGNA, Inc.(u)	20,600	223,922
Tokyo Broadcasting System Holdings, Inc. (Japan)	1,500	23,690
Tribune Media Co. (Class A Stock)	10,700	485,566

		1,089,963

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Metals & Mining — 0.1%
Agnico Eagle Mines Ltd. (Canada)	556	$22,440
Alamos Gold, Inc. (Canada) (Class A Stock)	791	2,845
Alcoa Corp.*(u)	13,700	364,146
AngloGold Ashanti Ltd. (South Africa)	753	9,648
APERAM SA (Luxembourg)	567	15,015
ArcelorMittal (Luxembourg)	1,977	41,545
Asanko Gold, Inc. (Canada)*	508	324
Aurubis AG (Germany)	3,536	176,016
B2Gold Corp. (Canada)*	2,007	5,866
Barrick Gold Corp. (Canada)	3,740	50,489
Boliden AB (Sweden)	18,720	407,491
Centamin PLC (Egypt)	2,751	3,822
Centerra Gold, Inc. (Canada)*	601	2,580
Cia de Minas Buenaventura SAA (Peru), ADR	400	6,487
Coeur Mining, Inc.*	469	2,096
Commercial Metals Co.(u)	3,200	51,264
Detour Gold Corp. (Canada)*	421	3,556
Eldorado Gold Corp. (Canada)*	414	1,214
Endeavour Mining Corp. (Cote D’Ivoire)*	176	2,880
Evolution Mining Ltd. (Australia)	2,936	7,561
First Majestic Silver Corp. (Canada)*	388	2,279
Fortuna Silver Mines, Inc. (Canada)*	442	1,619
Franco-Nevada Corp. (Canada)	475	33,308
Freeport-McMoRan, Inc.(u)	26,300	271,153
Gold Fields Ltd. (South Africa)	1,757	6,135
Goldcorp, Inc. (Canada)	1,966	19,254
Guyana Goldfields, Inc. (Canada)*	498	584
Harmony Gold Mining Co. Ltd. (South Africa)*	785	1,436
Hecla Mining Co.	1,020	2,407
IAMGOLD Corp. (Canada)*	1,134	4,173
Independence Group NL (Australia)	1,192	3,206
JFE Holdings, Inc. (Japan)	4,000	63,294
Kinross Gold Corp. (Canada)*	33,450	107,809
Kirkland Lake Gold Ltd. (Canada)	442	11,526
Kobe Steel Ltd. (Japan)	3,200	22,150
McEwen Mining, Inc.	600	1,091
New Gold, Inc. (Canada)*	1,679	1,291
Newcrest Mining Ltd. (Australia)	1,934	29,756
Newmont Mining Corp.	1,207	41,823
Northern Star Resources Ltd. (Australia)	1,171	7,653
Nucor Corp.	9,000	466,290
OceanaGold Corp. (Australia)	1,403	5,118
Osisko Gold Royalties Ltd. (Canada)	295	2,587
Pan American Silver Corp. (Canada)	393	5,737
Randgold Resources Ltd. (United Kingdom)	185	15,440
Regis Resources Ltd. (Australia)	1,205	4,110
Resolute Mining Ltd. (Australia)	2,293	1,881
Royal Gold, Inc.	161	13,790
Salzgitter AG (Germany)	939	27,638
Sandstorm Gold Ltd. (Canada)*	419	1,940
Saracen Mineral Holdings Ltd. (Australia)*	1,765	3,640
SEMAFO, Inc. (Canada)*	779	1,683
Sibanye Gold Ltd. (South Africa)*	3,011	2,172
SSAB AB (Sweden) (Class A Stock)	5,717	19,770
SSR Mining, Inc. (Canada)*	275	3,324
St Barbara Ltd. (Australia)	1,303	4,319
Steel Dynamics, Inc.	15,700	471,628

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Tahoe Resources, Inc.*	903	$3,287
Torex Gold Resources, Inc. (Canada)*	138	1,313
Wheaton Precious Metals Corp. (Canada)	1,026	20,028
Worthington Industries, Inc.(u)	600	20,904
Yamana Gold, Inc. (Brazil)	2,213	5,203
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	2,547	2,588
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	14,098	5,363

		2,918,985

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
AG Mortgage Investment Trust, Inc.(u)	3,000	47,790
Chimera Investment Corp.(u)	5,360	95,515
Invesco Mortgage Capital, Inc.(u)	16,000	231,680
Ladder Capital Corp.(u)	8,600	133,042
Two Harbors Investment Corp.(u)	12,200	156,648

		664,675

Multiline Retail — 0.0%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	720	75,280
Kohl’s Corp.	8,400	557,256
Macy’s, Inc.	18,300	544,974

		1,177,510

Multi-Utilities — 0.6%
A2A SpA (Italy)(u)	161,602	291,719
CenterPoint Energy, Inc.	18,200	513,786
E.ON SE (Germany)(u)	397,889	3,935,281
Hera SpA (Italy)	39,376	120,500
MDU Resources Group, Inc.(u)	11,100	264,624
National Grid PLC (United Kingdom)	241,414	2,350,999
RWE AG (Germany)	179,917	3,919,705
SCANA Corp.	134,448	6,423,925
Sempra Energy(a)	54,479	5,894,082

		23,714,621

Oil, Gas & Consumable Fuels — 1.1%
Antero Resources Corp.*(u)	9,900	92,961
ARC Resources Ltd. (Canada)	2,292	13,599
Arch Coal, Inc. (Class A Stock)(u)	700	58,093
Blue Ridge Mountain Resources, Inc.*	19,154	89,012
Canadian Natural Resources Ltd. (Canada)	9,536	230,088
Cheniere Energy, Inc.*	120,442	7,128,962
CONSOL Energy, Inc.*(u)	2,400	76,104
Continental Resources, Inc.*(u)	2,500	100,475
Enbridge, Inc. (Canada)	151,732	4,713,561
Eni SpA (Italy)(u)	29,605	467,613
Equinor ASA (Norway)	9,776	207,549
HollyFrontier Corp.(u)	5,300	270,936
Idemitsu Kosan Co. Ltd. (Japan)	11,000	359,770
Inpex Corp. (Japan)	75,800	676,581
JXTG Holdings, Inc. (Japan)	234,600	1,226,970
Kinder Morgan, Inc.	248,515	3,822,161
Kosmos Energy Ltd. (Ghana)*(u)	4,900	19,943
Laredo Petroleum, Inc.*(u)	21,900	79,278
Murphy Oil Corp.(u)	9,800	229,222
Neste OYJ (Finland)(u)	10,631	821,952
Newfield Exploration Co.*(u)	14,300	209,638

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	150,544	$8,121,849
PBF Energy, Inc. (Class A Stock)(u)	9,900	323,433
Pembina Pipeline Corp. (Canada)(a)	139,530	4,139,854
Peyto Exploration & Development Corp. (Canada)	3,147	16,321
Phillips 66	4,500	387,675
Quicksilver Resources, Inc., Physical Shares (original cost $0; purchased 10/28/16)^(f)	1,572	21,272
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	4,603	37,560
Targa Resources Corp.	32,078	1,155,450
Tourmaline Oil Corp. (Canada)	8,693	108,121
Valero Energy Corp.	6,000	449,820
Whitecap Resources, Inc. (Canada)	4,196	13,370
Williams Cos., Inc. (The)	267,484	5,898,022
World Fuel Services Corp.(u)	7,100	152,011

		41,719,226

Paper & Forest Products — 0.0%
Holmen AB (Sweden) (Class B Stock)	1,489	29,448
Louisiana-Pacific Corp.(u)	11,252	250,019
UPM-Kymmene OYJ (Finland)(u)	13,472	343,597
West Fraser Timber Co. Ltd. (Canada)	3,540	174,874

		797,938

Personal Products — 0.0%
Avon Products, Inc. (United Kingdom)*(u)	1,600	2,432
Herbalife Nutrition Ltd.*	9,100	536,445
Medifast, Inc.(u)	1,200	150,024
Nu Skin Enterprises, Inc. (Class A Stock)(u)	2,600	159,458
Pola Orbis Holdings, Inc. (Japan)	2,500	67,293
USANA Health Sciences, Inc.*(u)	1,200	141,276

		1,056,928

Pharmaceuticals — 0.1%
Astellas Pharma, Inc. (Japan)	20,300	260,001
Bausch Health Cos., Inc.*	1,892	34,993
H. Lundbeck A/S (Denmark)	4,832	212,018
Horizon Pharma PLC*(u)	13,200	257,928
Jazz Pharmaceuticals PLC*(u)	300	37,188
Mallinckrodt PLC*(u)	13,900	219,620
Mitsubishi Tanabe Pharma Corp. (Japan)(u)	10,600	152,854
Novartis AG (Switzerland)	769	65,985
Novo Nordisk A/S (Denmark) (Class B Stock)	2,886	132,581
Roche Holding AG (Switzerland)(u)	1,766	439,404
Sawai Pharmaceutical Co. Ltd. (Japan)	2,200	105,135
Sumitomo Dainippon Pharma Co. Ltd. (Japan)(u)	9,100	289,775
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	100	10,034
UCB SA (Belgium)	1,564	127,826
Zoetis, Inc.	7,100	607,334

		2,952,676

Professional Services — 0.0%
DKSH Holding AG (Switzerland)	360	24,967
ICF International, Inc.(u)	1,100	71,258
Insperity, Inc.	6,000	560,160
Kforce, Inc.(u)	1,500	46,380

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Korn/Ferry International(u)	7,800	$308,412
Robert Half International, Inc.(u)	600	34,320
TriNet Group, Inc.*(u)	900	37,755
Wolters Kluwer NV (Netherlands)	5,450	323,126

		1,406,378

Real Estate Management & Development — 0.0%
CBRE Group, Inc. (Class A Stock)*	14,800	592,592
Jones Lang LaSalle, Inc.(u)	1,000	126,600
Marcus & Millichap, Inc.*(u)	2,500	85,825
Newmark Group, Inc. (Class A Stock)(u)	4,964	39,809

		844,826

Road & Rail — 0.3%
Central Japan Railway Co. (Japan)	500	105,549
ComfortDelGro Corp. Ltd. (Singapore)	7,700	12,116
CSX Corp.	85,755	5,327,957
East Japan Railway Co. (Japan)	1,100	97,139
Kyushu Railway Co. (Japan)	5,300	179,274
Landstar System, Inc.(u)	1,400	133,938
Nippon Express Co. Ltd. (Japan)	4,000	222,745
Old Dominion Freight Line, Inc.	3,900	481,611
Union Pacific Corp.	45,351	6,268,869
West Japan Railway Co. (Japan)	1,100	77,703

		12,906,901

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Energy Industries, Inc.*(u)	2,800	120,204
Amkor Technology, Inc.*(u)	6,900	45,264
ASM International NV (Netherlands)	3,664	152,362
Cabot Microelectronics Corp.(u)	1,600	152,560
Cirrus Logic, Inc.*(u)	1,300	43,134
Cypress Semiconductor Corp.(u)	24,700	314,184
MKS Instruments, Inc.(u)	5,600	361,816
ON Semiconductor Corp.*	27,300	450,723
Qorvo, Inc.*(u)	3,900	236,847
Semtech Corp.*(u)	1,400	64,218
SMART Global Holdings, Inc.*(u)	5,200	154,440
Versum Materials, Inc.(u)	4,100	113,652
Xilinx, Inc.(u)	3,400	289,578

		2,498,982

Software — 0.1%
Adobe, Inc.*	2,600	588,224
Aspen Technology, Inc.*(u)	3,400	279,412
Cadence Design Systems, Inc.*	12,200	530,456
Citrix Systems, Inc.	4,000	409,840
CommVault Systems, Inc.*(u)	900	53,181
Constellation Software, Inc. (Canada)	37	23,684
Cornerstone OnDemand, Inc.*(u)	1,000	50,430
Envestnet, Inc.*(u)	2,600	127,894
Fortinet, Inc.*	8,500	598,655
Intuit, Inc.(u)	300	59,055
LogMeIn, Inc.(u)	2,300	187,611
Manhattan Associates, Inc.*(u)	2,500	105,925
Nuance Communications, Inc.*(u)	11,500	152,145
Oracle Corp. (Japan)	1,900	120,244
Paycom Software, Inc.*	3,700	453,065
Progress Software Corp.(u)	7,100	251,979
Software AG (Germany)	4,303	156,343

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Software (continued)
SPS Commerce, Inc.*(u)	1,800	$148,284
SS&C Technologies Holdings, Inc.(u)	3,700	166,907
Synopsys, Inc.*	7,100	598,104
Temenos AG (Switzerland)*(u)	3,068	370,253
Verint Systems, Inc.*(u)	400	16,924

		5,448,615

Specialty Retail — 0.1%
ABC-Mart, Inc. (Japan)	300	16,595
Asbury Automotive Group, Inc.*(u)	3,200	213,312
AutoNation, Inc.*(u)	2,400	85,680
Burlington Stores, Inc.*(u)	800	130,136
Conn’s, Inc.*(u)	2,100	39,606
Dick’s Sporting Goods, Inc.	18,100	564,720
Foot Locker, Inc.(u)	3,900	207,480
Genesco, Inc.*(u)	2,700	119,610
Group 1 Automotive, Inc.(u)	200	10,544
Penske Automotive Group, Inc.(u)	600	24,192
Shimamura Co. Ltd. (Japan)(u)	2,600	198,710
Ulta Beauty, Inc.*	2,200	538,648
Yamada Denki Co. Ltd. (Japan)(u)	56,700	271,873

		2,421,106

Technology Hardware, Storage & Peripherals — 0.0%
Brother Industries Ltd. (Japan)	1,200	17,767
Dell Technologies, Inc. (Class C Stock)*(u)	4,016	196,262
Hewlett Packard Enterprise Co.	31,500	416,115
HP, Inc.	20,500	419,430

		1,049,574

Textiles, Apparel & Luxury Goods — 0.0%
adidas AG (Germany)	48	10,070
Lululemon Athletica, Inc.*(u)	1,200	145,932
Moncler SpA (Italy)	1,790	59,808
Pandora A/S (Denmark)	2,238	91,192
Skechers U.S.A., Inc. (Class A Stock)*(u)	1,500	34,335
Tapestry, Inc.(u)	10,300	347,625
Wolverine World Wide, Inc.(u)	4,600	146,694

		835,656

Thrifts & Mortgage Finance — 0.0%
First Defiance Financial Corp.(u)	2,200	53,922
MGIC Investment Corp.*	5,035	52,666
Radian Group, Inc.(u)	23,600	386,096
Walker & Dunlop, Inc.(u)	200	8,650

		501,334

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.(u)	1,200	64,728
BMC Stock Holdings, Inc.*(u)	4,300	66,564
GMS, Inc.*(u)	2,700	40,122
ITOCHU Corp. (Japan)(u)	38,700	657,272
Marubeni Corp. (Japan)	100,800	706,278
Mitsubishi Corp. (Japan)	23,700	650,951
Mitsui & Co. Ltd. (Japan)	24,900	382,751
Sojitz Corp. (Japan)	122,900	425,063
Sumitomo Corp. (Japan)	23,800	337,598
Toyota Tsusho Corp. (Japan)	700	20,601
Univar, Inc.*(u)	4,300	76,282
Watsco, Inc.	428	59,552

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
WESCO International, Inc.*(u)	4,100	$196,800

		3,684,562

Transportation Infrastructure — 0.8%
Aeroports de Paris (France)	21,069	4,004,264
Atlantia SpA (Italy)	121,529	2,528,084
Atlas Arteria Ltd. (Australia)	854,430	3,764,775
Auckland International Airport Ltd. (New Zealand)	800,342	3,849,415
Enav SpA (Italy), 144A	759,189	3,699,600
Getlink SE (France)	185,491	2,494,040
Kamigumi Co. Ltd. (Japan)	6,300	129,280
Macquarie Infrastructure Corp.(u)	3,000	109,680
Malaysia Airports Holdings Bhd (Malaysia)	905,099	1,832,230
Transurban Group (Australia)	573,676	4,704,743
Westshore Terminals Investment Corp. (Canada)(a)	167,983	2,532,296

		29,648,407

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	14,600	348,926
Shenandoah Telecommunications Co.(u)	7,800	345,150
Telephone & Data Systems, Inc.(u)	5,800	188,732
T-Mobile US, Inc.*(u)	5,000	318,050

		1,200,858

TOTAL COMMON STOCKS (cost $345,144,749)		342,440,823

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Volkswagen AG (Germany) (PRFC)(u)	2,826	451,214

Banks — 0.0%
First Banks, Inc., Series C (original cost $73,850; purchased 08/09/13)^(f)	211	63,273

TOTAL PREFERRED STOCKS (cost $586,160)		514,487

	Units

RIGHTS* — 0.0%
Biotechnology
Ambit Biosciences Corp., CVR, expiring 11/10/24 (original cost $0; purchased 11/12/14)^(f)(u) (cost $0)	11,080	4,682

	Shares

UNAFFILIATED EXCHANGE TRADED FUNDS — 1.0%
Financial Select Sector SPDR Fund(a)	700,000	16,674,000
iPATH S&P 500 VIX Short-Term Futures ETN*	12,843	602,080
iShares MSCI Brazil ETF(a)	200,000	7,640,000
iShares MSCI Emerging Markets ETF	375,000	14,647,500

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $39,839,488)		39,563,580

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 0.8%
Automobiles — 0.1%
Ally Master Owner Trust,
Series 2017-1, Class A, 1 Month LIBOR + 0.400%
2.855%(c)	02/15/21	800	$799,959
Ford Credit Floorplan Master Owner Trust,
Series 2018-4, Class A
4.060%	11/15/30	360	359,784
Hertz Vehicle Financing II LP,
Series 2015-1A, Class B, 144A
3.520%	03/25/21	400	398,005
Series 2016-1A, Class C, 144A
4.750%	03/25/20	463	463,267

			2,021,015

Collateralized Loan Obligations — 0.0%
Community Funding CLO (Cayman Islands),
Series 2015-1A, Class A, 144A
5.750%	11/01/27	325	324,299

Home Equity Loans — 0.3%
Argent Securities Trust,
Series 2006-W1, Class A2D, 1 Month LIBOR + 0.300%
2.806%(c)	03/25/36	430	387,724
Asset-Backed Funding Certificates Trust,
Series 2005-WF1, Class M2, 1 Month LIBOR + 0.600%
3.106%(c)	10/25/34	65	65,300
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-HE3, Class 1A2, 1 Month LIBOR + 0.200%
2.706%(c)	04/25/37	160	212,594
Citigroup Mortgage Loan Trust,
Series 2006-AMC1, Class A1, 1 Month LIBOR + 0.145%, 144A
2.651%(c)	09/25/36	344	329,388
Series 2007-AMC2, Class A3A, 1 Month LIBOR + 0.080%
2.586%(c)	01/25/37	739	516,954
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M3, 1 Month LIBOR + 0.460%
2.966%(c)	10/25/35	500	457,063
GSAA Trust,
Series 2006-7, Class AF2
5.995%(cc)	03/25/46	1,557	1,036,643
Home Equity Asset Trust,
Series 2004-3, Class M1, 1 Month LIBOR + 0.855%
3.361%(c)	08/25/34	94	92,229
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-A, Class M7, 1 Month LIBOR + 1.950%
4.456%(c)	03/25/35	1,000	991,491
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3, 1 Month LIBOR + 0.110%
2.616%(c)	08/25/36	1,383	720,700
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE5, Class A2B, 1 Month LIBOR + 0.110%
2.616%(c)	08/25/37	1,618	991,285
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE2, Class M2, 1 Month LIBOR + 0.660%
3.166%(c)	01/25/35	268	262,430
New Century Home Equity Loan Trust,
Series 2001-NC1, Class M3
3.760%(cc)	06/20/31	625	563,591

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2005-FM1, Class M3, 1 Month LIBOR + 0.510%
3.016%(c)	05/25/35	1,800	$1,698,147
Option One Mortgage Loan Trust,
Series 2007-CP1, Class 1A1, 1 Month LIBOR + 0.140%
2.646%(c)	03/25/37	203	180,007
Soundview Home Loan Trust,
Series 2006-3, Class A4, 1 Month LIBOR + 0.250%
2.756%(c)	11/25/36	1,500	1,368,212
Series 2007-OPT1, Class 1A1, 1 Month LIBOR + 0.200%
2.706%(c)	06/25/37	471	346,443
Structured Asset Securities Corp. Trust,
Series 2005-SC1, Class 1A2, 144A
7.127%(cc)	05/25/31	747	717,972
Terwin Mortgage Trust,
Series 2003-6HE, Class A1, 1 Month LIBOR + 0.940%
3.446%(c)	11/25/33	15	14,236
WaMu Asset-Backed Certificates Trust,
Series 2007-HE2, Class 2A3, 1 Month LIBOR + 0.250%
2.756%(c)	04/25/37	1,574	807,937

			11,760,346

Other — 0.0%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2014-1, Class A2, 144A
4.277%	09/05/44	632	630,528

Residential Mortgage-Backed Securities — 0.3%
Argent Securities Trust,
Series 2006-M1, Class A1, 1 Month LIBOR + 0.150%
2.656%(c)	07/25/36	1,490	1,241,064
Asset-Backed Pass-Through Certificates,
Series 2005-R4, Class M5, 1 Month LIBOR + 0.975%
3.481%(c)	07/25/35	800	740,244
Bayview Opportunity Master Fund Trust,
Series 2018-RN9, Class A1, 144A
4.213%	10/29/33	741	741,792
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A, 1 Month LIBOR + 1.350%, 144A
3.856%(c)	10/25/37	1,029	1,039,791
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A3, 1 Month LIBOR + 0.220%
2.726%(c)	08/25/36	1,000	994,342
Countrywide Asset-Backed Certificates,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530%
3.036%(c)	02/25/36	400	396,368
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460%
2.966%(c)	05/25/36	1,000	979,493
Series 2006-15, Class A6
4.700%(cc)	10/25/46	118	112,787
Series 2007-8, Class 1A1, 1 Month LIBOR + 0.190%
2.696%(c)	11/25/37	943	889,411
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB6, Class A3, 1 Month LIBOR + 0.220%, 144A
2.726%(c)	07/25/37	1,815	1,170,934
FFMLT Trust,
Series 2005-FF8, Class M2, 1 Month LIBOR + 0.780%
3.286%(c)	09/25/35	600	597,729

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310%
2.816%(c)	07/25/36		500		$479,313
GSAMP Trust,
Series 2007-NC1, Class A2C, 1 Month LIBOR + 0.150%
2.656%(c)	12/25/46		843		509,048
Long Beach Mortgage Loan Trust,
Series 2006-7, Class 2A2, 1 Month LIBOR + 0.120%
2.626%(c)	08/25/36		176		91,823
Series 2006-WL1, Class 1A1, 1 Month LIBOR + 0.460%
2.966%(c)	01/25/46		—	(r)	388
PFCA Home Equity Investment Trust,
Series 2003-IFC6, Class A, 144A
4.206%(cc)	04/22/35		352		354,017
RASC Trust,
Series 2006-KS3, Class M1, 1 Month LIBOR + 0.330%
2.836%(c)	04/25/36		100		98,776
Saxon Asset Securities Trust,
Series 2007-3, Class 1A, 1 Month LIBOR + 0.310%
2.816%(c)	09/25/47		188		179,920
Securitized Asset Backed Receivables LLC Trust,
Series 2006-HE2, Class A2C, 1 Month LIBOR + 0.150%
2.656%(c)	07/25/36		122		66,230
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3, 1 Month LIBOR + 0.260%
2.766%(c)	02/25/37		1,531		590,583
VOLT LX LLC,
Series 2017-NPL7, Class A1, 144A
3.250%	06/25/47		42		41,823
VOLT LXII LLC,
Series 2017-NPL9, Class A1, 144A
3.125%	09/25/47		363		359,825

					11,675,701

Student Loans — 0.1%
Navient Student Loan Trust,
Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A
3.656%(c)	03/25/66		301		302,148
Nelnet Student Loan Trust,
Series 2008-3, Class A4, 3 Month LIBOR + 1.650%
4.327%(c)	11/25/24		259		261,036
SLM Private Education Loan Trust,
Series 2011-B, Class A3, 1 Month LIBOR + 2.250%, 144A
4.705%(c)	06/16/42		190		193,611
Series 2013-B, Class A2A, 144A
1.850%	06/17/30		143		142,579
SLM Student Loan Trust,
Series 2003-5, Class A5, 3 Month EURIBOR + 0.270%
0.000%(c)	06/17/24	EUR	57		64,601
Series 2004-2, Class A5, 3 Month EURIBOR + 0.180%
0.000%(c)	01/25/24	EUR	220		250,129
Series 2004-3A, Class A6B, 3 Month LIBOR + 0.550%, 144A
3.040%(c)	10/25/64		500		501,239

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41	425	$420,795

			2,136,138

TOTAL ASSET-BACKED SECURITIES (cost $28,047,467)			28,548,027

BANK LOANS — 0.1%
Commercial Services — 0.0%
Prime Security Services Borrower LLC,
Term B-1 Loan, 1 Month LIBOR + 2.750%
5.272%(c)	05/02/22	178	169,973

Computers — 0.0%
Dell International LLC,
Refinancing Term B Loan, 1 Month LIBOR + 2.000%
4.530%(c)	09/07/23	99	94,819

Construction Materials — 0.0%
American Builders & Contractors Supply Co., Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.000%
4.522%(c)	10/31/23	188	178,098

Consumer Products & Services — 0.0%
Trans Union LLC,
2017 Replacement Tranch B-3 Loan, 1 Month LIBOR + 2.000%
5.000%(c)	04/09/23	73	69,917

Containers & Packaging — 0.0%
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
5.000%(c)	02/05/23	114	108,533

Distribution/Wholesale — 0.0%
Beacon Roofing Supply, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
4.682%(c)	01/02/25	16	15,101

Diversified Financial Services — 0.0%
Jaguar Holding Co.,
2018 Term Loan, 1 Month LIBOR + 2.500%
5.000%(c)	08/18/22	197	187,015
UPC Financing Partnership,
Facility AR, 1 Month LIBOR + 2.500%
5.000%(c)	01/15/26	125	118,690

			305,705

Diversified Telecommunication Services — 0.0%
Numericable US LLC,
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
6.143%(c)	01/31/26	149	137,223

Entertainment — 0.0%
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 - 2 Month LIBOR + 2.750%
5.000%(c)	08/14/24	165	154,178

Food Products — 0.0%
Post Holdings, Inc.,
Replacement Series A Incremental Term Loan, 1 Month LIBOR + 2.000%
5.000%(c)	05/24/24	93	89,366

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Health Care Providers & Services — 0.0%
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
6.000%(c)	06/07/23	107	$100,412

Hotels, Restaurants & Leisure — 0.0%
BC Unlimited Liability Co.,
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	02/16/24	141	134,013
Hilton Worldwide Finance LLC,
Series B-2 Term Loan, 1 Month LIBOR + 1.750%
4.256%(c)	10/25/23	77	74,378

			208,391

Lodging — 0.0%
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
5.272%(c)	12/23/24	116	111,090

Manufacturing — 0.0%
Quikrete Holdings, Inc.,
Initial Loan (First Lien), 1 Month LIBOR + 2.750%
5.000%(c)	11/15/23	51	48,507

Media — 0.1%
Charter Communications Operating LLC,
Term B Loan, 1 Month LIBOR + 2.000%
4.530%(c)	04/30/25	197	188,071
Univision Communications, Inc.,
2017 Replacement Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	03/15/24	197	177,690

			365,761

Packaging & Containers — 0.0%
Berry Global, Inc.,
Term Q Loan, 1 Month LIBOR + 2.000%
4.387%(c)	10/01/22	148	143,579
Term R Loan, 1 Month LIBOR + 2.000%
4.387%(c)	01/19/24	52	50,264

			193,843

Software — 0.0%
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	03/01/24	29	27,578
First Data Corp.,
2024A New Dollar Term Loan, 1 Month LIBOR + 2.000%
4.504%(c)	04/26/24	206	196,415

			223,993

Telecommunications — 0.0%
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
5.272%(c)	01/31/25	297	276,767
5.272%(c)	01/31/25	33	30,675

			307,442

TOTAL BANK LOANS (cost $3,055,062)			2,882,352

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Business Mortgage Finance 7 PLC (United Kingdom),

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 7X, Class A1, 3 Month GBP LIBOR + 2.000%
2.887%(c)	02/15/41	GBP	311	$394,373
Commercial Mortgage Trust,
Series 2015-CR26, Class ASB
3.373%	10/10/48		2,000	2,016,016
CSMC Trust,
Series 2017-CHOP, Class F, 1 Month LIBOR + 4.350%, 144A
6.805%(c)	07/15/32		460	457,236
Fannie Mae-Aces,
Series 2010-M7, Class FA, 1 Month LIBOR + 0.600%
3.106%(c)	11/25/20		375	375,909
FHLMC Multifamily Structured Pass-Through Certificates,
Series KF12, Class A, 1 Month LIBOR + 0.700%
3.047%(c)	09/25/22		853	853,419
GS Mortgage Securities Corp. II,
Series 2018-SRP5, Class C, 1 Month LIBOR + 3.750%, 144A
6.205%(c)	09/15/31		900	899,373
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA, IO
1.961%(cc)	11/10/45		1,019	63,129
IMT Trust,
Series 2017-APTS, Class FFL, 1 Month LIBOR + 2.850%, 144A
5.305%(c)	06/15/34		800	798,765
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43		1,051	1,063,292
Series 2018-PHMZ, Class M, 1 Month LIBOR + 8.208%, 144A
10.663%(c)	06/15/35		1,000	993,513
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AJ
5.452%(cc)	09/15/39		105	72,472
Real Estate Asset Liquidity Trust (Canada),
Series 2018-1A, Class A1, 144A
3.072%	08/12/53	CAD	288	209,963
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28		600	611,315
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class AJ
6.076%(cc)	06/15/45		18	18,042
Series 2007-C33, Class AJ
5.773%(cc)	02/15/51		226	223,291

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,273,237)				9,050,108

CONVERTIBLE BONDS — 0.0%
Healthcare-Products — 0.0%
China Medical Technologies, Inc. (China),
Sr. Unsec’d. Notes, 144A(original cost $456,753; purchased 12/06/10)(d)(f)
6.250%	12/15/16		450	1,067

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Leisure Products — 0.0%
SouthPeak Interactive Corp.,
(original cost $500,000; purchased 09/01/10)(d)(f)
23.932%	12/31/50^			500	$28,087

TOTAL CONVERTIBLE BONDS (cost $956,753)					29,154

CORPORATE BONDS — 6.7%
Aerospace & Defense — 0.0%
Harris Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.480%
3.000%(c)	04/30/20			400	398,862
Spirit AeroSystems, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.800%
3.588%(c)	06/15/21			100	99,239
United Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23			400	398,433
4.125%	11/16/28			350	346,745

					1,243,279

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.297%	08/14/20			1,300	1,269,630
3.222%	08/15/24			600	552,656
Gtd. Notes, 3 Month LIBOR + 0.590% (Cap N/A, Floor 0.000%)
3.204%(c)	08/14/20			1,200	1,188,173
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20			2,700	2,659,675
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43			30	29,238

					5,699,372

Airlines — 0.0%
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31			200	190,858
Spirit Airlines Pass-Through Trust,
Pass-Through Certificates
4.100%	10/01/29			1,246	1,223,813

					1,414,671

Auto Manufacturers — 0.2%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%
2.932%(c)	11/05/21			100	98,553
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.450%	05/18/20	(a)		800	790,489
FCE Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.660%	02/11/21		EUR	300	343,429
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.200%	01/15/21			200	193,951
5.875%	08/02/21			200	205,114

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/13/20			1,100	$1,086,344
3.550%	04/09/21			100	98,623
Gtd. Notes, EMTN, 3 Month EURIBOR + 0.680%
0.364%(c)	05/10/21		EUR	200	222,974
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, MTN, 3 Month LIBOR + 0.940%, 144A
3.647%(c)	03/02/21			200	199,997
Hyundai Capital America,
Sr. Unsec’d. Notes, MTN, 144A
2.000%	07/01/19			500	496,786
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.520%, 144A
3.308%(c)	03/15/21			100	98,469
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.400% (Cap N/A, Floor 0.000%)
3.040%(c)	05/17/22			200	197,783
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.125%	05/23/19			900	895,611
2.450%	11/20/19			600	594,279
3.875%	11/13/20			200	200,976
4.000%	11/12/21			200	199,876
Gtd. Notes, 3 Month LIBOR + 0.770%, 144A
3.388%(c)	11/13/20			700	695,325
Gtd. Notes, 3 Month LIBOR + 0.940%, 144A
3.558%(c)	11/12/21			200	198,043

					6,816,622

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.625%	10/15/22			24	23,760

Banks — 2.6%
ABN AMRO Bank NV (Netherlands),
Jr. Sub. Notes
5.750%(ff)	—	(rr)	EUR	700	817,745
BAC Capital Trust XIV,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.400% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)		3,330	2,361,803
Banco Bilbao Vizcaya Argentaria Colombia SA (Colombia),
Sub. Notes, 144A
4.875%	04/21/25			420	408,450
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
6.125%(ff)	—	(a)(rr)		200	167,500
6.750%(ff)	—	(rr)	EUR	200	227,065
8.875%(ff)	—	(rr)	EUR	400	496,385
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN(d)
4.000%	01/21/19		EUR	700	224,567
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
6.875%(ff)	—	(rr)		200	193,500
7.625%(ff)	—	(rr)		1,080	1,044,900

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Banco Nacional de Comercio Exterior SNC (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25			955	$912,035
Banco Santander SA (Spain),
Jr. Sub. Notes
6.375%(ff)	—	(rr)		400	382,114
Bank of America Corp.,
Jr. Sub. Notes
5.875%(ff)	—	(rr)		400	363,999
5.875%	—	(rr)		190	172,900
6.100%(ff)	—	(rr)		60	59,100
Bank of Nova Scotia (The) (Canada),
Covered Bonds
1.875%	04/26/21			1,000	976,384
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22			900	932,625
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	600	669,367
7.000%(ff)	—	(rr)	GBP	400	498,326
7.750%	—	(rr)		300	288,575
7.750%(ff)	—	(rr)		200	192,384
8.000%(ff)	—	(a)(rr)	EUR	700	849,185
8.000%	—	(rr)	EUR	300	363,936
Sr. Unsec’d. Notes
4.610%(ff)	02/15/23			600	594,937
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
4.046%(c)	02/15/23			400	384,822
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.110%
4.728%(c)	08/10/21			800	806,611
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29			230	221,761
BBVA Banco Continental SA (Peru),
Sub. Notes, 144A
5.250%(ff)	09/22/29			120	121,836
BBVA Bancomer SA (Mexico),
Sub. Notes, 144A
5.125%(ff)	01/18/33			240	208,200
BNP Paribas SA (France),
Jr. Sub. Notes
6.125%(ff)	—	(rr)	EUR	379	450,524
Jr. Sub. Notes, 144A
7.625%(ff)	—	(rr)		240	244,500
BPCE SA (France),
Gtd. Notes, MTN, 3 Month LIBOR + 1.220%, 144A
3.897%(c)	05/22/22			700	697,294
Sub. Notes, EMTN
2.750%(ff)	11/30/27		EUR	700	833,249
Canadian Imperial Bank of Commerce (Canada),
Covered Bonds, 144A
3.150%	06/27/21			300	301,714
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	—	(rr)		1,760	1,592,800
6.300%(ff)	—	(rr)		200	184,500
Sr. Unsec’d. Notes
8.125%	07/15/39			134	185,905
Sub. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
4.450%	09/29/27			500	$481,908
Citizens Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%
3.259%(c)	05/26/20			700	698,285
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	600	746,269
6.625%	—	(rr)	EUR	400	497,513
6.625%	—	(rr)	EUR	400	497,513
Sr. Unsec’d. Notes
6.875%	03/19/20		EUR	1,200	1,483,499
Credit Agricole SA (France),
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	360	420,217
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/24/23			900	880,686
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.250%(ff)	—	(rr)		200	188,670
7.500%(ff)	—	(rr)		210	204,750
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 3 Month LIBOR + 2.290%
4.735%(c)	04/16/21			1,100	1,131,190
Danske Bank A/S (Denmark),
Jr. Sub. Notes, EMTN
5.875%(ff)	—	(rr)	EUR	660	756,813
DBS Bank Ltd. (Singapore),
Covered Bonds, 144A
3.300%	11/27/21			200	201,480
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
4.250%	02/04/21			500	492,758
4.250%	10/14/21			900	879,977
4.250%	10/14/21			400	391,101
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.970%
3.406%(c)	07/13/20			1,400	1,363,164
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.766%(c)	02/04/21			200	194,510
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, MTN, 144A
1.625%	09/01/21			1,500	1,450,358
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
2.375%	09/20/22			2,800	2,748,335
2.500%	01/25/21			1,300	1,292,844
DNB Boligkreditt A/S (Norway),
Covered Bonds, 144A
3.250%	06/28/23			800	807,262
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.000%	03/30/22			300	290,999
Goldman Sachs Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.758% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)		42	28,560
Goldman Sachs Capital III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.770% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)		27	18,555

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
4.223%(ff)	05/01/29			300	$288,717
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.200%
3.988%(c)	09/15/20			500	502,345
Sub. Notes
4.250%	10/21/25			90	86,186
5.150%	05/22/45			240	224,434
6.750%	10/01/37			850	959,891
HSBC Bank Canada (Canada),
Covered Bonds, 144A
3.300%	11/28/21			600	606,443
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.125%	08/12/20			300	303,538
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	—	(rr)		260	249,600
6.500%(ff)	—	(rr)		300	272,625
6.500%	—	(rr)		200	181,750
Sr. Unsec’d. Notes
3.950%(ff)	05/18/24	(a)		300	298,380
4.292%(ff)	09/12/26	(a)		1,100	1,083,475
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.240%(c)	05/18/21			400	394,064
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
3.426%(c)	09/11/21			600	592,067
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.640%(c)	05/18/24			200	194,767
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.380%
4.156%(c)	09/12/26			700	689,305
ING Bank NV (Netherlands),
Covered Bonds, MTN, 144A
2.625%	12/05/22			300	295,142
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
4.100%	10/02/23			700	699,575
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.797%(c)	10/02/23			700	692,970
Sub. Notes, EMTN
2.500%(ff)	02/15/29		EUR	600	693,112
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	400	435,817
7.750%(ff)	—	(rr)	EUR	400	479,357
Jr. Sub. Notes, EMTN
7.000%(ff)	—	(rr)	EUR	860	996,786
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, MTN, 144A
6.125%(ff)	—	(rr)		740	693,750
KBC Group NV (Belgium),
Sub. Notes, EMTN
1.875%(ff)	03/11/27		EUR	400	462,285
Lansforsakringar Hypotek AB (Sweden),
Covered Bonds, MTN
2.250%	09/21/22		SEK	46,500	5,578,080
Lloyds Bank PLC (United Kingdom),
Covered Bonds, EMTN
4.875%	03/30/27		GBP	300	462,324

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
5.125%	03/07/25		GBP	300	$453,698
Gtd. Notes
3.300%	05/07/21			300	299,090
Gtd. Notes, 3 Month LIBOR + 0.490%
3.079%(c)	05/07/21			200	197,984
Gtd. Notes, MTN, 144A
5.800%	01/13/20			500	511,811
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	—	(rr)	EUR	200	226,286
7.000%(ff)	—	(rr)	GBP	1,400	1,783,327
7.500%(ff)	—	(a)(rr)		700	675,640
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
3.590%(c)	06/21/21			400	396,062
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%, 144A
3.158%(c)	04/04/19			600	599,894
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A
2.400%	03/26/20			500	495,115
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.922%(ff)	09/11/24			300	303,172
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.771%(c)	09/11/24			400	399,418
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24			600	594,891
MUFG Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.300%	03/05/20			500	495,260
Natwest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.625%	03/02/22		EUR	600	667,295
NORD/LB Luxembourg SA Covered Bond Bank (Luxembourg),
Covered Bonds, EMTN
2.875%	02/16/21			400	397,486
Nordea Hypotek AB (Sweden),
Covered Bonds, MTN
1.000%	04/08/22		SEK	5,000	575,597
Nykredit Realkredit A/S (Denmark),
Covered Bonds
2.000%	10/01/47		DKK	6,104	943,314
2.500%	10/01/47		DKK	128	20,528
3.000%	10/01/47		DKK	47	7,808
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%, 144A
3.090%(c)	05/17/21			400	399,535
Realkredit Danmark A/S (Denmark),
Covered Bonds
2.000%	10/01/47		DKK	17,162	2,649,559
Covered Bonds, MTN
2.500%	07/01/47		DKK	43	6,881
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
7.500%(ff)	—	(rr)		200	198,000
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24			600	588,738

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
5.076%(ff)	01/27/30			700	$674,986
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
4.372%(c)	06/25/24			1,500	1,433,042
Sub. Notes
5.125%	05/28/24			380	368,435
6.000%	12/19/23			510	516,173
6.100%	06/10/23			600	609,476
6.125%	12/15/22			160	162,154
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sub. Notes
8.500%	10/16/23			1,920	1,917,599
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	GBP	200	255,542
Sr. Unsec’d. Notes
3.373%(ff)	01/05/24			800	759,062
3.823%(ff)	11/03/28			600	542,343
Sub. Notes, MTN, 144A
4.750%	09/15/25			200	188,041
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
3.400%	06/01/21			500	497,560
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes, EMTN
3.080%	03/07/19		EUR	300	344,461
Societe Generale SA (France),
Sub. Notes
2.500%(ff)	09/16/26		EUR	700	819,904
Stadshypotek AB (Sweden),
Covered Bonds
4.500%	09/21/22		SEK	5,000	648,174
State Bank of India (India),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%
3.358%(c)	04/06/20			700	700,287
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.050%	03/06/19			700	698,785
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
1.250%	06/15/22		SEK	34,000	3,946,562
2.000%	06/17/26		SEK	11,000	1,302,083
TC Ziraat Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, MTN, 144A
4.750%	04/29/21			760	716,367
5.125%	05/03/22			850	778,243
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.250%	03/15/21			400	394,585
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.580% (Cap N/A, Floor 0.000%), 144A
3.347%(c)	06/08/20			1,600	1,599,123
Sr. Unsec’d. Notes, MTN, 144A
2.200%	06/08/20			600	590,249
Sub. Notes
7.625%	08/17/22			1,300	1,384,500
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
5.750%(ff)	—	(rr)	EUR	400	$485,628
Gtd. Notes, 144A
2.650%	02/01/22			600	580,725
Gtd. Notes, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%), 144A
4.216%(c)	04/14/21			200	203,207
UniCredit SpA (Italy),
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	1,120	1,205,212
Sr. Unsec’d. Notes, MTN, 144A
7.830%	12/04/23			2,600	2,717,468
Wachovia Capital Trust III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.930% (Cap N/A, Floor 5.570%)
5.570%(c)	—	(rr)		4,828	4,366,926
Wells Fargo & Co.,
Jr. Sub. Notes
5.875%(ff)	—	(rr)		128	126,522
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
3.757%(c)	10/31/23	(a)		500	498,454
Sub. Notes, MTN
4.750%	12/07/46			50	48,142

					101,961,908

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
3.650%	02/01/26			140	132,377
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28			200	191,307
4.375%	04/15/38			100	89,220
Constellation Brands, Inc.,
Gtd. Notes
4.750%	11/15/24			30	31,081
Pernod Ricard SA (France),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/42			200	218,259

					662,244

Building Materials — 0.1%
Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes
4.000%	09/21/23			300	296,820
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/21			1,400	1,393,465

					1,690,285

Chemicals — 0.1%
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/10/28			430	397,432
Chandra Asri Petrochemical Tbk PT (Indonesia),
Gtd. Notes, 144A
4.950%	11/08/24			340	294,889
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.125%	07/19/27			1,280	1,210,560

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Mexichem SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44	470	$423,672
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25	500	478,810
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21	200	197,267

			3,002,630

Commercial Services — 0.2%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.540%
3.122%(c)	08/04/20	1,500	1,496,325
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, MTN, 144A
5.625%	09/25/48	460	432,400
Equifax, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.870%
3.486%(c)	08/15/21	700	692,036
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.350%	10/15/19	400	397,295
2.600%	12/01/21	800	778,384
5.250%	10/01/20	300	309,579
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21	1,900	1,938,508
United Rentals North America, Inc.,
Gtd. Notes
5.750%	11/15/24	220	211,750
5.875%	09/15/26	50	47,125
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116	60	61,356

			6,364,758

Computers — 0.1%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19	600	598,227
4.420%	06/15/21	3,200	3,194,720
DXC Technology Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
3.688%(c)	03/01/21	308	307,658

			4,100,605

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.750%	05/15/19	400	399,970
4.625%	10/30/20	650	654,536
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.125%	03/15/21	200	203,257
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/21	600	588,845

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, MTN, 144A
3.500%	09/18/27			200	$187,394
BRFkredit A/S (Denmark),
Covered Bonds
2.500%	10/01/47		DKK	57	9,173
Clifford Capital Pte Ltd. (Singapore),
Gov’t. Gtd. Notes, EMTN
3.380%	03/07/28			300	298,403
Fondo MIVIVIENDA SA (Peru),
Sr. Unsec’d. Notes, 144A
3.500%	01/31/23	(a)		580	557,676
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.550%(cc)	12/21/65			630	489,825
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	04/01/19			600	602,447
6.250%	05/15/19			800	807,077
8.250%	12/15/20			600	645,470
Lincoln Finance Ltd. (Netherlands),
Sr. Sec’d. Notes
6.875%	04/15/21		EUR	200	233,733
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.375%
3.178%(c)	06/30/21			200	198,464
Navient Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19			138	137,483
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
2.000%	10/01/47		DKK	20,870	3,225,552
2.000%	10/01/50		DKK	1,966	300,086
2.500%	10/01/47		DKK	1	81
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, EMTN
1.900%	07/21/21			1,900	1,831,389
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24			100	96,896

					11,467,757

Electric — 0.3%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
4.875%	04/23/30			500	500,000
Chugoku Electric Power Co., Inc. (The) (Japan),
Sr. Sec’d. Notes
2.701%	03/16/20			500	496,121
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24			380	370,500
Duke Energy Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%, 144A
3.114%(c)	05/14/21			1,400	1,393,341
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.400%	09/15/20			1,000	1,042,884

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Emera US Finance LP (Canada),
Gtd. Notes
2.700%	06/15/21	700	$681,937
Enel Chile SA (Chile),
Sr. Unsec’d. Notes
4.875%	06/12/28	730	728,175
Enel Finance International NV (Italy),
Gtd. Notes, 144A
6.000%	10/07/39	300	297,399
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20	1,300	1,326,797
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20	100	100,409
FirstEnergy Corp.,
Sr. Unsec’d. Notes
3.900%	07/15/27	220	213,226
7.375%	11/15/31	400	505,420
Georgia Power Co.,
Sr. Unsec’d. Notes
4.250%	12/01/19	700	705,418
Iberdrola Finance Ireland DAC (Spain),
Gtd. Notes, 144A
5.000%	09/11/19	100	100,945
Kallpa Generacion SA (Peru),
Gtd. Notes, 144A
4.125%	08/16/27	350	322,879
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.315%
3.053%(c)	09/03/19	540	539,393
Gtd. Notes, 3 Month LIBOR + 0.400%
3.107%(c)	08/21/20	600	599,264
Pampa Energia SA (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	01/24/27	750	628,275
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.500%	11/22/21	850	876,563
Sr. Unsec’d. Notes, MTN
5.250%	10/24/42	400	361,360
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
3.238%(c)	03/15/21	100	97,963
Southern Power Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%, 144A
3.342%(c)	12/20/20	300	296,299
Three Gorges Finance I Cayman Islands Ltd. (China),
Gtd. Notes, 144A
3.700%	06/10/25	1,140	1,124,514

			13,309,082

Engineering & Construction — 0.0%
CRCC Yuxiang Ltd. (China),
Gtd. Notes
3.500%	05/16/23	400	393,628

Foods — 0.2%
Campbell Soup Co.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (continued)
3.300%	03/15/21	(a)		100	$99,480
3.650%	03/15/23	(a)		400	390,216
Conagra Brands, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.908%(c)	10/09/20			700	692,156
Danone SA (France),
Sr. Unsec’d. Notes, 144A
1.691%	10/30/19			200	197,248
2.077%	11/02/21			1,200	1,159,266
General Mills, Inc.,
Sr. Unsec’d. Notes
3.200%	04/16/21			100	99,451
Kraft Heinz Foods Co.,
Gtd. Notes
4.125%	07/01/27		GBP	320	428,635
Gtd. Notes, 3 Month LIBOR + 0.570%
3.188%(c)	02/10/21			900	892,525
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26			60	57,600
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21			1,900	1,820,454
Tyson Foods, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
3.157%(c)	05/30/19			700	699,123

					6,536,154

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
2.539%	11/15/19			500	496,214
Suzano Austria GmbH (Brazil),
Gtd. Notes, 144A
5.750%	07/14/26			380	387,600

					883,814

Gas — 0.0%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
3.550%	04/01/23			100	100,054
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.388%(c)	06/15/21			800	797,770
Transportadora de Gas del Peru SA (Peru),
Sr. Unsec’d. Notes
4.250%	04/30/28			450	433,688

					1,331,512

Healthcare-Products — 0.1%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19			300	297,147
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	04/01/20			700	693,320
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
3.554%(c)	03/19/21			800	792,509

					1,782,976

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services — 0.0%
Catholic Health Initiatives,
Sec’d. Notes
4.350%	11/01/42		170	$153,775
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		110	105,050
Dignity Health,
Sec’d. Notes
5.267%	11/01/64		120	120,322
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.625%	07/31/19		700	707,883
Hackensack Meridian Health, Inc.,
Sec’d. Notes
4.211%	07/01/48		100	99,639
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		10	9,750
5.625%	09/01/28		10	9,650
Sr. Sec’d. Notes
4.500%	02/15/27		20	18,900
Willis-Knighton Medical Center,
Sec’d. Notes
4.813%	09/01/48		80	82,995

				1,307,964

Home Builders — 0.0%
PulteGroup, Inc.,
Gtd. Notes
6.375%	05/15/33		110	100,375

Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.560%, 144A
3.384%(c)	06/24/22		400	393,021

Insurance — 0.0%
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.350%	04/20/28		600	567,005
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28	EUR	300	341,512
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		110	114,061

				1,022,578

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.250%	08/22/57		900	874,477
eBay, Inc.,
Sr. Unsec’d. Notes
2.150%	06/05/20		1,000	987,333

				1,861,810

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36		223	255,001

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 0.0%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27		500	$470,365
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		130	121,875
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	08/08/25		400	396,100
5.400%	08/08/28		200	193,011

				1,181,351

Machinery-Construction & Mining — 0.0%
Komatsu Finance America, Inc. (Japan),
Gtd. Notes
2.118%	09/11/20		400	391,638

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.290%
3.114%(c)	06/22/20		1,100	1,100,337

Media — 0.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		210	192,675
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27		50	46,570
5.375%	05/01/25		80	76,700
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.750%	02/15/28		1,500	1,356,925
4.200%	03/15/28		130	122,460
4.464%	07/23/22		220	222,113
5.375%	04/01/38		100	93,102
6.834%	10/23/55		250	254,241
Comcast Corp.,
Gtd. Notes
3.700%	04/15/24		700	704,273
4.700%	10/15/48		450	454,896
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19	(a)	210	210,525
DISH DBS Corp.,
Gtd. Notes
5.125%	05/01/20		600	592,500
5.875%	11/15/24		220	177,100
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
4.850%	07/06/27		580	555,499
5.500%	07/21/25		240	241,610
Sky Ltd. (United Kingdom),
Gtd. Notes, 144A
2.625%	09/16/19		200	198,490
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20		400	405,610
7.300%	07/01/38		210	227,652

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (continued)
8.750%	02/14/19		1,000	$1,005,583
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26		200	183,250

				7,321,774

Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24		200	189,050
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24		10	9,225
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.710%	11/15/23		700	712,279
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		220	242,926
Yamana Gold, Inc. (Brazil),
Gtd. Notes
4.625%	12/15/27		110	102,147

				1,255,627

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
6.875%	01/10/39		150	156,826
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38		150	143,414
Textron, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%
3.168%(c)	11/10/20		590	584,919

				885,159

Multi-National — 0.1%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.500%	12/21/23	AUD	800	505,441
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	07/21/23	AUD	1,100	701,599
0.500%	08/10/23	AUD	700	445,048
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
8.400%	10/12/21	IDR	3,500,000	249,398

				1,901,486

Oil & Gas — 0.6%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.550%	03/15/26		150	157,101
8.700%	03/15/19		700	707,209
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28		30	28,020
5.100%	09/01/40		320	289,835
BG Energy Capital PLC (United Kingdom),
Gtd. Notes, 144A
4.000%	10/15/21		400	405,605

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Black Elk Energy LLC Escrow,
(original cost $0; purchased 12/29/16)(d)(f)
2.573%	12/01/99^		600	$—
Chesapeake Energy Corp.,
Gtd. Notes
8.000%	06/15/27	(a)	270	226,800
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27		10	9,279
4.375%	06/01/24		400	397,773
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes
4.500%	10/03/23	(a)	550	562,086
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45		20	17,618
5.600%	07/15/41		10	9,482
5.850%	12/15/25	(a)	240	254,552
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25		600	570,000
5.375%	06/26/26		340	342,125
5.875%	09/18/23		850	886,134
5.875%	05/28/45		380	358,804
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
6.375%	06/15/23		190	59,850
EQT Corp.,
Sr. Unsec’d. Notes
2.500%	10/01/20		600	586,702
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.750%	04/19/47		780	742,560
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		70	78,040
Lukoil International Finance BV (Russia),
Gtd. Notes
6.656%	06/07/22		829	878,740
Magnum Hunter Resources Corp.,
Gtd. Notes
0.000%	12/31/99^		430	—
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		130	122,850
7.000%	03/31/24		50	47,750
Sec’d. Notes, 144A
6.500%	01/15/25		40	40,600
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22		180	169,650
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/48		20	19,115
4.400%	04/15/46		20	19,459
4.625%	06/15/45		90	89,355
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
6.350%	12/01/21			41	$39,700
Sr. Sec’d. Notes, Cash coupon 6.350% or PIK N/A, 144A
7.350%	12/01/26			88	49,290
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42			1,192	1,186,245
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25			499	476,545
5.999%	01/27/28			2,230	2,099,567
6.125%	01/17/22			339	347,899
6.850%	06/05/2115			1,960	1,751,260
7.375%	01/17/27			1,200	1,233,000
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes(d)
6.000%	05/16/24			630	92,925
9.000%	11/17/21			1,060	195,040
Petroleos del Peru SA (Peru),
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32			500	480,000
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22			606	589,941
4.875%	01/18/24			1,640	1,528,480
6.375%	01/23/45			710	571,550
6.500%	06/02/41			759	628,452
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21			700	697,899
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23			90	79,650
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)		180	147,600
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes
4.375%	10/17/23			200	204,463
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24			1,300	1,327,249
Sinopec Group Overseas Development 2017 Ltd. (China),
Gtd. Notes
4.000%	09/13/47			720	660,925
Teine Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	09/30/22			220	213,400
Whiting Petroleum Corp.,
Gtd. Notes
6.250%	04/01/23			30	27,300
6.625%	01/15/26			60	51,450
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23			180	188,100
YPF SA (Argentina),
Sr. Unsec’d. Notes, MTN
16.500%	05/09/22		ARS	850	14,594

					22,959,618

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.0%
KCA Deutag UK Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
9.875%	04/01/22			240	$196,800
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
2.511%(s)	—	(rr)		46	474

					197,274

Pharmaceuticals — 0.2%
Allergan Funding SCS,
Gtd. Notes
1.500%	11/15/23		EUR	400	461,803
3.000%	03/12/20			1,000	996,332
4.550%	03/15/35			10	9,486
Allergan Sales LLC,
Gtd. Notes, 144A
5.000%	12/15/21			500	514,450
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.500%	03/01/23			270	247,050
5.625%	12/01/21			94	92,590
6.125%	04/15/25	(a)		1,300	1,134,250
9.000%	12/15/25			450	447,750
Sr. Sec’d. Notes, 144A
5.500%	11/01/25			60	55,950
7.000%	03/15/24			140	141,400
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.500%	06/25/21			400	397,168
4.250%	12/15/25			200	194,652
4.375%	12/15/28			300	286,426
Gtd. Notes, 3 Month LIBOR + 1.010%, 144A
3.798%(c)	12/15/23			400	382,866
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.625%	12/15/20			100	102,274
CVS Health Corp.,
Sr. Unsec’d. Notes
3.350%	03/09/21			100	99,715
3.700%	03/09/23			200	197,859
4.100%	03/25/25			100	99,002
4.300%	03/25/28			230	224,850
4.780%	03/25/38			220	210,817
5.050%	03/25/48			540	525,209
Mylan NV,
Gtd. Notes
2.500%	06/07/19			164	163,229
3.750%	12/15/20			700	699,674
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19			800	788,789
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21			100	91,921
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
9.250%	04/01/26			290	290,000

					8,855,512

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 0.3%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47	450	$439,349
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22	120	115,800
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.750%	09/15/37	160	157,600
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
2.814%(c)	01/10/20	1,300	1,295,712
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.488%(c)	06/15/20	1,000	996,541
Energy Transfer Operating LP,
Gtd. Notes
4.150%	10/01/20	200	201,207
4.650%	06/01/21	300	305,218
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.750%	09/01/20	700	718,404
Enterprise Products Operating LLC,
Gtd. Notes
4.150%	10/16/28	30	29,849
5.200%	09/01/20	500	515,381
5.375%(ff)	02/15/78	90	74,415
6.500%	01/31/19	700	701,539
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.750%	08/01/22	150	146,250
KazTransGas JSC (Kazakhstan),
Gtd. Notes, 144A
4.375%	09/26/27	660	611,592
Kinder Morgan, Inc.,
Gtd. Notes
5.300%	12/01/34	70	68,611
MPLX LP,
Sr. Unsec’d. Notes
4.800%	02/15/29	170	169,581
5.500%	02/15/49	230	223,724
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	220	229,900
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21	1,700	1,751,558
Spectra Energy Partners LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
3.451%(c)	06/05/20	200	198,762
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23	150	138,938
5.375%	02/01/27	10	9,375
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.800%	10/01/20	1,300	1,308,358
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26	140	169,244

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (continued)
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28		500	$505,625
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
8.750%	03/15/32		190	247,182

				11,329,715

Real Estate — 0.1%
Akelius Residential Property AB (Sweden),
Sr. Unsec’d. Notes
3.375%	09/23/20	EUR	500	599,720
China Overseas Finance Cayman V Ltd. (China),
Gtd. Notes
3.950%	11/15/22		400	397,715
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
7.250%	04/04/21		600	600,292
Tesco Property Finance 3 PLC (United Kingdom),
Sr. Sec’d. Notes
5.744%	04/13/40	GBP	97	138,874
Tesco Property Finance 5 PLC (United Kingdom),
Sr. Sec’d. Notes
5.661%	10/13/41	GBP	110	155,617

				1,892,218

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.,
Sr. Unsec’d. Notes
1.950%	05/22/26	EUR	100	114,569
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	11/15/27		300	285,033
Equinix, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/24	EUR	200	228,176
Goodman US Finance Four LLC (Australia),
Gtd. Notes, 144A
4.500%	10/15/37		700	666,471
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		100	96,624
Physicians Realty LP,
Gtd. Notes
4.300%	03/15/27		600	582,637
SL Green Operating Partnership LP,
Gtd. Notes
3.250%	10/15/22		300	289,860
UDR, Inc.,
Gtd. Notes, MTN
4.625%	01/10/22		100	102,703
Unibail-Rodamco SE (France),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.770%
3.206%(c)	04/16/19		500	500,559
WPC Eurobond BV,
Gtd. Notes
2.250%	04/09/26	EUR	600	678,566

				3,545,198

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail — 0.1%
AutoNation, Inc.,
Gtd. Notes
5.500%	02/01/20		600	$613,079
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%
2.939%(c)	10/28/21		1,300	1,290,998
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19		900	897,949

				2,802,026

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.766%(ff)	03/08/24		800	769,947

Semiconductors — 0.0%
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19		700	699,040
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/15/20		600	597,210

				1,296,250

Software — 0.0%
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/20		600	597,640
VMware, Inc.,
Sr. Unsec’d. Notes
2.300%	08/21/20		800	783,566
2.950%	08/21/22		100	95,317

				1,476,523

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.800%	09/05/26	EUR	600	681,985
5.150%	02/15/50		300	277,923
5.300%	08/15/58		100	92,662
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
3.488%(c)	06/01/21		1,400	1,391,046
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
3.386%(c)	07/15/21		900	897,032
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%
3.956%(c)	06/12/24		400	387,997
BellSouth LLC,
Gtd. Notes, 144A
4.333%	04/26/21		1,400	1,404,396
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		50	40,500
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
1.950%	09/19/21		400	383,788
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes
5.125%	01/15/28		340	302,600

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32	70	$73,850
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
11.500%	11/15/21	30	33,975
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21	1,200	1,228,200
7.875%	09/15/23	120	123,150
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	688	678,906
4.738%	09/20/29	200	196,250
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.462%	02/16/21	400	414,540
Telstra Corp. Ltd. (Australia),
Gtd. Notes, 144A
4.800%	10/12/21	1,500	1,558,481
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.125%	08/15/46	120	105,873
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
3.716%(c)	05/15/25	1,000	969,629
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28	110	106,708
5.250%	05/30/48	30	28,165

			11,377,656

Transportation — 0.1%
CH Robinson Worldwide, Inc.,
Sr. Unsec’d. Notes
4.200%	04/15/28	100	100,281
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
5.000%	01/25/47	410	400,779
Pelabuhan Indonesia II PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.250%	05/05/25	370	348,725
Pelabuhan Indonesia III Persero PT (Indonesia),
Sr. Unsec’d. Notes
4.875%	10/01/24	500	490,500
PSA Treasury Pte Ltd. (Singapore),
Gtd. Notes, GMTN
2.500%	04/12/26	200	185,506
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.450%	09/03/19	100	99,483
XPO CNW, Inc.,
Sr. Unsec’d. Notes
6.700%	05/01/34	210	178,500
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22	150	148,688

			1,952,462

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20	1,200	$1,261,993
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.000%	08/01/24	470	454,725
Sr. Unsec’d. Notes, 144A
5.750%	11/15/23	60	59,400
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/22	50	48,375
5.500%	02/15/24	100	96,500
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	03/10/25	700	685,736
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
2.650%	07/15/21	200	194,661
3.000%	07/15/22	400	388,042

			3,189,432

TOTAL CORPORATE BONDS (cost $266,371,966)			259,307,009

MUNICIPAL BONDS — 0.1%
California — 0.1%
City of Riverside CA Electric Revenue,
Revenue Bonds, BABs
7.455%	10/01/30	600	782,190

Illinois — 0.0%
City of Chicago,
General Obligation Unlimited
5.630%	01/01/22	100	101,155
6.314%	01/01/44	200	197,020
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	400	381,372

			679,547

Michigan — 0.0%
City of Detroit,
General Obligation Ltd.
4.000%	04/01/44	70	60,693

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority,
Revenue Bonds, BABs
6.561%	12/15/40	160	195,861

TOTAL MUNICIPAL BONDS (cost $1,515,894)			1,718,291

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.9%
Alternative Loan Trust,
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540%
3.046%(c)	08/25/35	775	516,802
Series 2006-OA12, Class A1B, 1 Month LIBOR + 0.190%
2.660%(c)	09/20/46	481	401,456
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180%

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.650%(c)	02/20/47		591	$476,142
Series 2007-OA6, Class A1B, 1 Month LIBOR + 0.200%
2.706%(c)	06/25/37		160	148,053
American Home Mortgage Assets Trust,
Series 2006-1, Class 2A1, 1 Month LIBOR + 0.190%
2.696%(c)	05/25/46		98	89,154
Series 2007-1, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700%
2.857%(c)	02/25/47		667	405,062
Banc of America Funding Trust,
Series 2005-7, Class 4A3
5.750%	11/25/35		136	138,730
Series 2006-I, Class 4A1
6.020%(cc)	10/20/46		88	68,063
Series 2015-R2, Class 9A2, 144A
2.918%(cc)	03/27/36		1,624	1,401,535
Banc of America Mortgage Trust,
Series 2005-B, Class 2A1
3.910%(cc)	03/25/35		782	760,851
Series 2005-H, Class 2A5
4.363%(cc)	09/25/35		58	55,626
BANCAJA 6 Fondo de Titulizacion de Activos (Spain),
Series 6, Class A2, 3 Month EURIBOR + 0.250% (Cap N/A, Floor 0.000%)
0.000%(c)	02/20/36	EUR	74	84,131
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%(cc)	08/26/37		71	72,633
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-1, Class 2A1
3.903%(cc)	03/25/35		15	14,573
Chase Mortgage Finance Trust,
Series 2007-A2, Class 7A1
3.614%(cc)	07/25/37		33	29,075
CHL Mortgage Pass-Through Trust,
Series 2006-6, Class A4
6.000%	04/25/36		57	45,971
Citicorp Mortgage Securities Trust,
Series 2007-3, Class 1A1
6.000%	04/25/37		7	6,180
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
4.238%(cc)	09/25/37		84	80,321
Series 2007-AR4, Class 1A1A
3.925%(cc)	03/25/37		557	542,289
Series 2015-2, Class 1A1, 1 Month LIBOR + 0.200%, 144A
2.515%(c)	06/25/47		447	445,922
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.366%(cc)	01/19/34		9	9,302
Series 2004-12, Class 12A1
4.136%(cc)	08/25/34		27	25,743
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 6A3
5.500%	08/25/36		507	471,784
EuroMASTR PLC (United Kingdom),
Series 2007-1V, Class A2, 3 Month GBP LIBOR + 0.200%

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
1.106%(c)	06/15/40	GBP	242	$289,646
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A, 3 Month EURIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.000%(c)	12/10/44	EUR	130	146,853
Series 2006-4X, Class A3C, 3 Month GBP LIBOR + 0.160%
1.067%(c)	12/10/44	GBP	312	391,658
Series 2007-3A, Class A3C, 3 Month GBP LIBOR + 0.950%, 144A
1.850%(c)	06/13/45	GBP	59	73,278
Series 2007-3X, Class A3A, 3 Month GBP LIBOR + 0.950%
1.850%(c)	06/13/45	GBP	176	220,888
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M2, 1 Month LIBOR + 3.000%
5.506%(c)	07/25/24		735	773,060
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
7.506%(c)	07/25/25		254	277,854
Series 2017-C01, Class 1B1, 1 Month LIBOR + 5.750%
8.256%(c)	07/25/29		380	437,392
FDIC Guaranteed Notes Trust,
Series 2010-S2, Class 1A, 1 Month LIBOR + 0.500%, 144A
3.020%(c)	11/29/37		110	109,850
Flagstar Mortgage Trust,
Series 2018-2, Class A4, 144A
3.500%(cc)	04/25/48		187	183,335
Freddie Mac REMICS,
Series 3172, Class FK, 1 Month LIBOR + 0.450%
2.905%(c)	08/15/33		11	11,375
Series 3397, Class FC, 1 Month LIBOR + 0.600%
3.055%(c)	12/15/37		27	27,565
Series 4779, Class WF, 1 Month LIBOR + 0.350%
2.649%(c)	07/15/44		499	496,946
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450%
2.905%(c)	09/15/42		271	271,539
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2017-DNA2, Class B1, 1 Month LIBOR + 5.150%
7.656%(c)	10/25/29	1,190		1,333,308
Government National Mortgage Assoc.,
Series 2015-H18, Class FB, 1 Month LIBOR + 0.600%
2.914%(c)	07/20/65		730	733,109
Series 2015-H26, Class FA, 1 Month LIBOR + 0.520%
2.834%(c)	10/20/65	1,555		1,562,687
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680%
2.994%(c)	08/20/61		117	117,144
Series 2015-H30, Class FB, 1 Month LIBOR + 0.680%
2.994%(c)	03/20/62		258	258,271
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000%
3.314%(c)	01/20/66		760	776,165
Series 2016-H08, Class FT, 1 Month LIBOR + 0.720%
3.034%(c)	02/20/66		865	869,369
Series 2016-H11, Class FE, 1 Month LIBOR + 0.850%
3.164%(c)	04/20/66	1,510		1,532,776
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750%
3.247%(c)	04/20/67		380	389,351

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GreenPoint Mortgage Funding Trust,
Series 2006-AR4, Class A6A, 1 Month LIBOR + 0.180%
2.686%(c)	09/25/46		125	$115,463
GSR Mortgage Loan Trust,
Series 2003-1, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%
3.830%(c)	03/25/33		24	23,633
Series 2005-AR1, Class 1A1
4.807%(cc)	01/25/35		6	5,755
Series 2005-AR3, Class 6A1
3.903%(cc)	05/25/35		103	99,588
HarborView Mortgage Loan Trust,
Series 2005-13, Class 2A11, 1 Month LIBOR + 0.560%
3.030%(c)	02/19/36		135	112,421
Series 2005-9, Class B1, 1 Month LIBOR + 0.600%
3.070%(c)	06/20/35		703	697,617
Homestar Mortgage Acceptance Corp.,
Series 2004-1, Class M1, 1 Month LIBOR + 0.795%
3.301%(c)	03/25/34		1,546	1,329,322
Impac CMB Trust,
Series 2004-11, Class 2A1, 1 Month LIBOR + 0.660%
3.166%(c)	03/25/35		81	78,595
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
4.460%(cc)	11/25/35		13	12,791
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190%
2.696%(c)	09/25/46		112	99,466
JPMorgan Alternative Loan Trust,
Series 2006-A1, Class 1A1, 1 Month LIBOR + 0.460%
2.966%(c)	03/25/36		905	861,149
Series 2006-A5, Class 1A4, 1 Month LIBOR + 0.240%
2.746%(c)	10/25/36		784	730,104
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
4.603%(cc)	08/25/35		22	22,169
Series 2007-A1, Class 1A1
4.452%(cc)	07/25/35		20	20,707
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-1X, Class A3C, 3 Month LIBOR + 0.170%
2.948%(c)	06/14/40		1,025	985,216
Lehman Mortgage Trust,
Series 2006-5, Class 2A2, IO, 1 Month LIBOR x (1) + 7.150%
4.644%(c)	09/25/36		277	64,549
Ludgate Funding PLC (United Kingdom),
Series 2008-W1X, Class A1, 3 Month GBP LIBOR + 0.600%
1.399%(c)	01/01/61	GBP	167	201,704
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1, 3 Month GBP LIBOR + 0.650%
1.556%(c)	12/15/49	GBP	550	673,750
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.892%(cc)	10/20/29		9	8,971
Merrill Lynch Mortgage Investors Trust,
Series 2003-A2, Class 1A1
4.302%(cc)	02/25/33		49	48,279

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A, 1 Month LIBOR + 0.450%
2.830%(c)	10/07/20		66	$65,647
Series 2010-R2, Class 2A, 1 Month LIBOR + 0.470%
2.850%(c)	11/05/20		903	906,313
Series 2010-R3, Class 1A, 1 Month LIBOR + 0.560%
2.940%(c)	12/08/20		73	73,565
Series 2010-R3, Class 2A, 1 Month LIBOR + 0.560%
2.940%(c)	12/08/20		702	705,419
Series 2011-R1, Class 1A, 1 Month LIBOR + 0.450%
2.830%(c)	01/08/20		132	131,749
Newgate Funding PLC (United Kingdom),
Series 2007-1X, Class A3, 3 Month GBP LIBOR + 0.160%
1.056%(c)	12/01/50	GBP	1,100	1,304,338
Series 2007-2X, Class A2, 3 Month GBP LIBOR + 0.130%
1.036%(c)	12/15/50	GBP	166	209,334
Series 2007-3X, Class A3, 3 Month GBP LIBOR + 1.000%
1.906%(c)	12/15/50	GBP	728	875,569
Series 2007-3X, Class BA, 3 Month GBP LIBOR + 1.250%
2.156%(c)	12/15/50	GBP	198	235,866
PUMA (Australia),
Series 2014-1, Class A, ASX Australian Bank Bill Short Term Rates 1 Month Mid + 0.900%
2.800%(c)	05/13/45	AUD	121	85,303
Residential Accredit Loans, Inc. Trust,
Series 2006-QA1, Class A21
4.753%(cc)	01/25/36		1,338	1,190,011
Series 2007-QO2, Class A1, 1 Month LIBOR + 0.150%
2.656%(c)	02/25/47		696	415,889
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, IO, 1 Month LIBOR x (1) + 5.550%
3.044%(c)	02/25/36		1,783	254,513
Residential Funding Mortgage Securities,
Series 2003-S9, Class A1
6.500%	03/25/32		6	5,581
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B, 3 Month GBP LIBOR + 0.160%
1.066%(c)	12/15/43	GBP	229	273,976
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS2X, Class A2C, 3 Month EURIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.000%(c)	06/12/44	EUR	569	605,629
Series 2006-NS3X, Class A2A, 3 Month GBP LIBOR + 0.150%
1.050%(c)	06/12/44	GBP	733	861,756
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1, 1 Month LIBOR + 0.350%
2.820%(c)	07/20/33		70	66,750
Series 2007-3, Class 1A1, 1 Month LIBOR + 0.200%
2.670%(c)	07/20/36		43	40,891
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
4.436%(cc)	12/25/34		7	6,871
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5, Class A2, 1 Month LIBOR + 0.250%
2.720%(c)	07/19/35		136	134,224

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-AR6, Class 2A1, 1 Month LIBOR + 0.190%
2.696%(c)	07/25/46		134	$110,361
Series 2006-AR7, Class A1BG, 1 Month LIBOR + 0.120%
2.626%(c)	08/25/36		470	427,019
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF4, Class 1A1, 1 Month LIBOR + 0.290%, 144A
2.796%(c)	10/25/36		289	255,930
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
3.870%(cc)	10/25/43		35	34,548
Series 2007-3, Class 2A1, 12 Month LIBOR + 1.250%
4.323%(c)	06/25/47		35	32,102
Series 2007-3, Class 4A1, 12 Month LIBOR + 1.250%
4.323%(c)	06/25/47		26	23,216
Trinity Square PLC (United Kingdom),
Series 2015-1A, Class A, 3 Month GBP LIBOR + 1.150%, 144A
1.963%(c)	07/15/51	GBP	358	455,785
Uropa Securities PLC (United Kingdom),
Series 2007-1, Class A2B, 3 Month EURIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.000%(c)	10/10/40	EUR	29	32,877
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-11, Class A8
5.750%	01/25/36		629	563,899
Series 2005-AR10, Class 3A1
3.918%(cc)	08/25/35		2	2,168
Series 2005-AR14, Class 2A1
4.062%(cc)	12/25/35		86	82,987
Series 2006-AR7, Class 3A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.579%(c)	07/25/46		216	210,649
Series 2006-AR14, Class 1A4
3.667%(cc)	11/25/36		207	194,225
Series 2007-HY5, Class 2A1
3.386%(cc)	05/25/37		1,284	1,061,328
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR2, Class 1A1
4.127%(cc)	03/25/35		117	118,770
Series 2006-AR6, Class 3A1
4.649%(cc)	03/25/36		80	77,328

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $36,329,708)				35,896,452

SOVEREIGN BONDS — 4.3%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		1,750	1,697,920
3.125%	10/11/27		500	477,520
4.125%	10/11/47		860	823,450
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes, 144A
9.375%	05/08/48		615	575,074
9.500%	11/12/25		280	293,983
Argentina Bocon (Argentina),
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days 0.000%

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
41.328%(c)	10/04/22		ARS	100	$4,426
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days 2.000%
50.225%(c)	04/03/22		ARS	8,160	202,591
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days 2.500%
50.950%(c)	03/11/19		ARS	36	954
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7 Day Repo Reference Rate 0.000%
59.257%(c)	06/21/20		ARS	46,608	1,316,658
Argentine Bonos del Tesoro (Argentina),
Bonds
15.500%	10/17/26		ARS	11,460	231,962
16.000%	10/17/23		ARS	9,840	218,492
Unsec’d. Notes
18.200%	10/03/21		ARS	6,777	136,664
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.500%(cc)	12/31/38			670	367,167
5.625%	01/26/22			850	717,188
5.875%	01/11/28			1,879	1,350,531
6.250%	04/22/19			3,243	3,270,598
6.875%	01/26/27			910	693,875
7.125%	06/28/2117			2,660	1,901,900
7.500%	04/22/26			930	745,163
7.625%	04/22/46			200	144,900
8.280%	12/31/33			1,416	1,104,526
Armenia International Bond (Armenia),
Sr. Unsec’d. Notes
6.000%	09/30/20			370	373,178
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
1.250%	02/21/22		AUD	940	769,016
3.000%	09/20/25		AUD	1,430	1,421,791
3.000%	03/21/47		AUD	770	561,125
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.950%	02/11/20		EUR	850	1,013,216
Sr. Unsec’d. Notes, EMTN
4.900%	09/15/21		EUR	200	246,031
Bonos de la Nacion Argentina con Ajuste por CER (Argentina),
Bonds
3.750%	02/08/19		ARS	15,300	575,817
4.000%	03/06/20		ARS	22,443	748,775
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/23		BRL	5,667	1,531,786
10.000%	01/01/27		BRL	264	71,206
Series B, Notes
6.000%	08/15/50		BRL	683	643,723
Series F, Notes
10.000%	01/01/21		BRL	10,239	2,763,181
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25	(a)		310	306,137
4.625%	01/13/28			900	865,359
5.000%	01/27/45			2,560	2,236,186

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Canadian Government Real Return Bond (Canada),
Bonds, TIPS
4.250%	12/01/26	CAD	1,282	$858,821
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25	CNY	2,500	353,232
3.380%	11/21/24	CNY	2,000	284,784
3.390%	05/21/25	CNY	2,000	284,472
3.480%	06/29/27	CNY	5,500	782,330
4.290%	05/22/29	CNY	1,000	151,037
City of Buenos Aires Argentina (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27		650	552,500
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		200	191,000
5.000%	06/15/45		1,430	1,361,360
5.625%	02/26/44		1,250	1,288,750
Community of Valencia (Spain),
Sr. Unsec’d. Notes, EMTN
4.900%	03/17/20	EUR	1,100	1,329,910
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, 144A
7.000%	04/04/44		380	322,525
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	335	390,263
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25		1,220	1,209,325
6.850%	01/27/45		300	295,500
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
8.750%	06/02/23		200	186,499
Sr. Unsec’d. Notes, 144A
7.875%	01/23/28		1,450	1,178,125
8.875%	10/23/27		200	172,000
9.650%	12/13/26		760	691,600
10.750%	03/28/22		440	443,850
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
7.903%	02/21/48		200	172,056
Sr. Unsec’d. Notes, 144A
5.577%	02/21/23		310	293,775
6.875%	04/30/40		420	338,100
Sr. Unsec’d. Notes, MTN, 144A
7.500%	01/31/27		730	695,443
8.500%	01/31/47		400	360,522
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		590	540,440
Ethiopia International Bond (Ethiopia),
Sr. Unsec’d. Notes
6.625%	12/11/24		200	191,116
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21		610	577,233
5.875%	04/24/19		370	368,772
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.625%	07/31/24		300	$300,026
French Republic Government Bond OAT (France),
Bonds, TIPS
1.850%	07/25/27	EUR	546	621,012
Unsec’d. Notes, 144A
2.000%	05/25/48	EUR	900	1,119,975
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.875%	08/07/23		350	341,999
Sr. Unsec’d. Notes, 144A
7.625%	05/16/29		480	429,946
8.125%	01/18/26		240	228,902
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes, 144A
4.375%	06/05/27		400	369,000
Hellenic Republic Government Bond (Greece),
Bonds
3.750%	01/30/28	EUR	3,278	3,584,463
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23		1,056	1,140,968
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.350%	01/11/48		370	337,300
Sr. Unsec’d. Notes, MTN
3.375%	04/15/23		1,120	1,082,855
5.250%	01/17/42		2,504	2,513,172
Sr. Unsec’d. Notes, MTN, 144A
5.875%	01/15/24		1,676	1,786,787
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
7.000%	05/15/22	IDR	2,790,000	188,761
7.000%	05/15/27	IDR	39,163,000	2,549,135
8.375%	09/15/26	IDR	658,000	46,524
8.375%	03/15/34	IDR	27,247,000	1,908,010
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.250%	01/17/28		300	293,844
4.125%	01/17/48		200	195,276
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
2.000%	12/01/25	EUR	1,220	1,375,720
2.500%	11/15/25	EUR	800	927,692
2.800%	12/01/28	EUR	1,000	1,152,855
Sr. Unsec’d. Notes, TIPS, 144A
2.350%	09/15/24	EUR	200	252,910
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33		350	290,080
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28		420	447,825
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.375%	10/31/23		200	203,782
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23		800	812,960
Sr. Unsec’d. Notes, MTN
2.125%	04/13/21		1,100	1,079,080

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes, 144A
5.750%	01/31/27		440	$403,369
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, MTN
3.875%	10/14/24		1,245	1,250,254
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, 144A
7.250%	02/28/28		460	410,706
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27		1,130	1,123,609
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes, GMTN
6.250%	11/04/24		905	728,435
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21		500	528,835
Mexican Bonos (Mexico),
Bonds
7.750%	05/29/31	MXN	4,800	225,397
8.000%	11/07/47	MXN	38,050	1,748,692
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	4,370	201,667
7.750%	11/13/42	MXN	125,286	5,629,271
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	01/23/46		2,680	2,373,140
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
2.750%	11/20/25	AUD	500	512,756
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	1,000	761,496
Sr. Unsec’d. Notes
2.500%	09/20/35	NZD	200	159,552
3.000%	09/20/30	NZD	300	251,225
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.625%	11/21/25		580	559,120
Sr. Unsec’d. Notes, MTN, 144A
7.625%	11/28/47		700	588,552
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes, 144A
5.625%	01/17/28		750	660,282
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25		450	445,730
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
5.000%	04/15/26		380	383,800
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29	PEN	1,300	390,753
6.150%	08/12/32	PEN	2,600	783,049
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
6.550%	03/14/37		800	1,010,000
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.950%	01/20/40			790	$771,928
5.000%	01/13/37			600	665,398
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
2.875%	07/21/26		EUR	937	1,189,200
4.125%	04/14/27		EUR	857	1,178,866
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.350%	11/01/23			200	203,559
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.700%	12/18/22		CAD	300	222,561
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.450%	06/29/22	(a)		100	98,534
Unsec’d. Notes
3.150%	06/02/22		CAD	1,500	1,128,005
Province of Quebec (Canada),
Notes
4.250%	12/01/21		CAD	600	464,525
Unsec’d. Notes
3.000%	09/01/23		CAD	700	525,197
3.500%	12/01/22		CAD	900	687,163
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
7.875%	06/15/27			380	273,604
9.125%	03/16/24			1,080	893,700
Provincia de Cordoba (Argentina),
Sr. Unsec’d. Notes, 144A
7.450%	09/01/24			380	308,750
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.500%	01/20/22			400	411,706
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			2,100	2,123,793
4.500%	04/23/28			1,000	1,043,750
5.103%	04/23/48			650	682,663
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes, MTN, 144A
3.000%	03/22/24		AUD	1,000	725,222
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28		GBP	1,000	1,450,419
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN
4.875%	01/22/24			710	728,638
Russian Federal Bond (Russia),
Bonds
7.000%	01/25/23		RUB	45,990	633,669
7.000%	08/16/23		RUB	56,730	775,102
7.050%	01/19/28		RUB	124,032	1,619,047
7.400%	12/07/22		RUB	4,980	69,824
7.600%	07/20/22		RUB	100,000	1,417,983
7.750%	09/16/26		RUB	61,760	850,502
8.150%	02/03/27		RUB	239,090	3,362,873
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
7.500%	03/31/30			365	398,448
Sr. Unsec’d. Notes, 144A
5.625%	04/04/42			1,200	1,226,753

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
2.875%	03/04/23		3,200	$3,075,987
3.625%	03/04/28		800	756,568
4.000%	04/17/25		1,100	1,090,291
4.500%	04/17/30		600	596,116
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
6.750%	03/13/48		360	297,720
Unsec’d. Notes, 144A
6.250%	05/23/33		390	335,283
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
4.125%	02/18/19		2,100	2,099,999
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41	ZAR	3,030	146,893
7.000%	02/28/31	ZAR	11,340	647,434
10.500%	12/21/26	ZAR	22,060	1,667,935
Sr. Unsec’d. Notes
6.250%	03/31/36	ZAR	36,890	1,830,236
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		630	561,010
4.875%	04/14/26		810	769,711
5.375%	07/24/44		1,900	1,662,120
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.400%	07/30/28	EUR	2,300	2,629,809
2.900%	10/31/46	EUR	700	858,568
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.250%	07/27/21		450	432,964
Sr. Unsec’d. Notes, 144A
6.200%	05/11/27		400	352,059
6.825%	07/18/26		290	267,569
Swiss Confederation Government Bond (Switzerland),
Bonds
3.500%	04/08/33	CHF	1,300	1,958,795
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22		1,000	981,214
Turkey Government Bond (Turkey),
Bonds
10.500%	08/11/27	TRY	3,350	470,298
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
3.250%	03/23/23		1,240	1,111,345
4.250%	04/14/26		810	697,613
4.875%	04/16/43		1,700	1,260,428
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/21		480	451,200
Sr. Unsec’d. Notes, 144A
7.375%	09/25/32		1,380	1,094,660
7.750%	09/01/20		350	337,152
United Kingdom Gilt (United Kingdom),
Bonds
1.750%	09/07/37	GBP	1,550	1,971,718
3.250%	01/22/44	GBP	1,100	1,792,085

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.250%	12/07/27		GBP	300	$482,175
4.250%	06/07/32		GBP	300	508,812
4.250%	03/07/36		GBP	2,200	3,870,938
4.250%	12/07/40		GBP	1,300	2,392,591
4.500%	09/07/34		GBP	500	889,303
4.750%	12/07/38		GBP	200	383,494
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.125%	03/22/26		GBP	2,316	2,945,207
0.125%	03/22/46		GBP	336	434,833
0.125%	08/10/48		GBP	180	233,238
0.125%	11/22/65		GBP	352	426,395
0.750%	11/22/47		GBP	617	795,660
1.875%	11/22/22		GBP	361	452,746
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27			192	192,530
4.975%	04/20/55			530	504,035
5.100%	06/18/50			200	196,300
9.875%	06/20/22		UYU	13,350	406,698
Sr. Unsec’d. Notes, 144A
9.875%	06/20/22		UYU	16,300	496,568
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes(d)
9.250%	09/15/27			3,479	808,868
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24			470	473,729

TOTAL SOVEREIGN BONDS (cost $186,672,090)					168,208,240

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%
Federal National Mortgage Assoc.
3.500%	TBA			32,000	31,994,375
3.500%	TBA			15,970	15,967,193
3.500%	TBA			10,000	9,990,687
4.000%	TBA			24,000	24,442,501
4.000%	TBA			15,500	15,800,313

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $96,850,590)					98,195,069

U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19			10,133	9,989,058
0.125%	04/15/20			20,984	20,512,082
0.125%	04/15/21			9,544	9,280,119
0.125%	04/15/22	(k)		18,117	17,525,961
0.125%	01/15/23			3,247	3,136,234
0.125%	07/15/24			5,751	5,514,584
0.125%	07/15/26			8,492	7,972,779
0.250%	01/15/25			9,166	8,776,754
0.375%	07/15/23			2,750	2,689,004
0.375%	07/15/25			10,709	10,323,917
0.375%	01/15/27			1,036	984,368
0.500%	01/15/28			15,816	15,093,439
0.625%	07/15/21			583	577,045

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.625%	04/15/23		3,176	$3,123,482
0.625%	01/15/24		5,359	5,275,323
0.625%	01/15/26		26,957	26,238,901
0.625%	02/15/43		594	520,473
0.750%	07/15/28		1,108	1,084,625
0.750%	02/15/42		224	203,057
0.750%	02/15/45		2,899	2,592,065
0.875%	02/15/47		7,623	6,997,199
1.000%	02/15/46		10,736	10,177,518
1.000%	02/15/48		11,994	11,365,603
1.125%	01/15/21		116	115,070
1.250%	07/15/20		41,432	41,347,327
1.375%	02/15/44		7,074	7,303,073
1.750%	01/15/28	(k)	845	897,219
2.000%	01/15/26		18,960	20,235,758
2.125%	02/15/40		4,925	5,788,555
2.125%	02/15/41		4,330	5,112,975
2.375%	01/15/25		36,650	39,626,898
2.375%	01/15/27		2,232	2,463,949
2.500%	01/15/29	(h)(k)	12,223	13,911,103
3.375%	04/15/32		1,782	2,285,277
3.625%	04/15/28		20,179	24,762,496
3.875%	04/15/29	(k)	3,010	3,829,259
U.S. Treasury Notes
2.125%	07/31/24		1,400	1,369,539
2.375%	05/15/27		800	783,250
2.750%	02/15/24		3,600	3,638,531
2.875%	04/30/25	(h)	5,400	5,493,656

TOTAL U.S. TREASURY OBLIGATIONS (cost $361,756,520)				358,917,525

TOTAL LONG-TERM INVESTMENTS (cost $3,099,952,287)				3,465,757,765

			Shares

SHORT-TERM INVESTMENTS — 16.8%
AFFILIATED MUTUAL FUNDS — 9.5%
PGIM Core Ultra Short Bond Fund(vv)(w)			321,344,751	321,344,751
PGIM Institutional Money Market Fund (cost $47,740,633; includes $47,634,078 of cash collateral for securities on loan)(b)(w)			47,741,270	47,736,496

TOTAL AFFILIATED MUTUAL FUNDS (cost $369,085,384)				369,081,247

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 4.5%
U.S. Treasury Bills
2.200%	01/24/19		1,500	1,497,908
2.201%	01/31/19	(k)	18,500	18,465,873
2.204%	01/03/19		28,100	28,098,244
2.236%	02/28/19		37,500	37,358,613
2.250%	01/10/19	(k)	9,800	9,795,092

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(n) (continued)
2.275%	02/21/19			1,500	$1,495,078
2.312%	01/31/19	(k)		10,800	10,780,077
2.345%	03/28/19			13,000	12,927,216
2.356%	03/21/19	(k)		8,000	7,959,418
2.406%	04/25/19	(h)		9,000	8,932,023
2.453%	04/25/19	(h)		37,000	36,720,541

TOTAL U.S. TREASURY OBLIGATIONS (cost $174,023,124)					174,030,083

			Shares

UNAFFILIATED FUNDS — 2.5%
BlackRock Liquidity Funds FedFund Portfolio				27,431,276	27,431,276
BlackRock Liquidity Funds T-Fund Portfolio				28,592,608	28,592,608
Dreyfus Treasury Securities Cash Management				4,583,594	4,583,594
Goldman Sachs Financial Square Funds — Government Fund				27,431,277	27,431,277
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio				11,143,461	11,143,461

TOTAL UNAFFILIATED FUNDS (cost $99,182,216)					99,182,216

Interest Rate	Maturity Date		Principal Amount (000)#

FOREIGN TREASURY OBLIGATIONS(n) — 0.1%
Argentina Treasury Bills
1.232%	04/12/19		ARS	6,421	171,627
2.741%	04/30/19		ARS	2,257	66,734
13.920%	03/29/19		ARS	12,504	369,210
50.363%	01/31/19		ARS	408	12,403
50.725%	02/22/19		ARS	30	830
50.922%	01/31/19		ARS	580	17,631
51.067%	02/28/19		ARS	2,686	82,006
54.938%	04/30/19		ARS	86	2,543
Brazil Letras do Tesouro Nacional
6.114%	04/01/19		BRL	910	231,294
France Treasury Bills
0.619%	01/16/19		EUR	3,000	3,438,064
0.630%	01/04/19		EUR	800	916,601

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $5,324,982)					5,308,943

CERTIFICATES OF DEPOSIT — 0.1%
Barclays Bank PLC (United Kingdom),
Certificate of Deposit, 3 Month LIBOR + 0.400% (cost $2,200,000)
2.890%(c)	10/25/19			2,200	2,201,040

BANKERS ACCEPTANCES(n) — 0.1%
Bank of Montreal
2.068%	01/04/19		CAD	500	366,159
2.069%	01/03/19		CAD	800	585,889
Canadian Imperial Bank of Commerce
2.060%	01/03/19		CAD	1,300	952,070

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANKERS ACCEPTANCES(n) (continued)
Toronto-Dominion Bank
2.027%	01/02/19	CAD	2,500	$1,831,014
2.063%	01/03/19	CAD	700	512,653

TOTAL BANKERS ACCEPTANCES (cost $4,387,674)				4,247,785

OPTIONS PURCHASED~* — 0.0%
(cost $586,917)				566,130

TOTAL SHORT-TERM INVESTMENTS (cost $654,790,297)				654,617,444

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 106.1% (cost $3,754,742,584)				4,120,375,209

		Shares

SECURITIES SOLD SHORT — (2.8)%

COMMON STOCKS — (2.8)%
Aerospace & Defense — (0.0)%
Aerojet Rocketdyne Holdings, Inc.*			6,000	(211,380)
Axon Enterprise, Inc.*			1,700	(74,375)
Bombardier, Inc. (Canada) (Class B Stock)*			18,786	(27,934)
Kratos Defense & Security Solutions, Inc.*			6,900	(97,221)
Mercury Systems, Inc.*			5,300	(250,637)
Saab AB (Sweden) (Class B Stock)			1,196	(41,594)

				(703,141)

Air Freight & Logistics — (0.0)%
Yamato Holdings Co. Ltd. (Japan)			9,200	(252,595)

Airlines — (0.0)%
Allegiant Travel Co.			1,700	(170,374)
Spirit Airlines, Inc.*			9,500	(550,240)

				(720,614)

Auto Components — (0.1)%
Brembo SpA (Italy)			4,369	(44,680)
Continental AG (Germany)			1,433	(199,598)
Cooper Tire & Rubber Co.			6,500	(210,145)
Denso Corp. (Japan)			300	(13,263)
Dorman Products, Inc.*			1,400	(126,028)
Goodyear Tire & Rubber Co. (The)			18,000	(367,380)
Koito Manufacturing Co. Ltd. (Japan)			400	(20,506)
LCI Industries			1,300	(86,840)
NGK Spark Plug Co. Ltd. (Japan)			7,500	(148,454)
Nifco, Inc. (Japan)			600	(14,163)
Nokian Renkaat OYJ (Finland)			926	(28,528)
Pirelli & C SpA (Italy)*			2,288	(14,756)
Toyota Industries Corp. (Japan)			600	(27,582)
Visteon Corp.*			4,500	(271,260)

				(1,573,183)

Automobiles — (0.0)%
Ferrari NV (Italy)			6,102	(609,151)
Mitsubishi Motors Corp. (Japan)			13,000	(70,667)
Suzuki Motor Corp. (Japan)			300	(15,159)

				(694,977)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Banks — (0.1)%
Bank of Hawaii Corp.	2,000	$(134,640)
Bank of Kyoto Ltd. (The) (Japan)	4,300	(176,471)
CenterState Bank Corp.	4,500	(94,680)
Columbia Banking System, Inc.	2,200	(79,838)
Commerzbank AG (Germany)*	24,232	(161,779)
Community Bank System, Inc.	2,400	(139,920)
Cullen/Frost Bankers, Inc.	1,400	(123,116)
CVB Financial Corp.	9,600	(194,208)
FinecoBank Banca Fineco SpA (Italy)	5,302	(53,596)
First Republic Bank	6,000	(521,400)
Glacier Bancorp, Inc.	3,100	(122,822)
Heritage Financial Corp.	1,600	(47,552)
Hiroshima Bank Ltd. (The) (Japan)	1,900	(10,067)
Independent Bank Group, Inc.	900	(41,193)
Iyo Bank Ltd. (The) (Japan)	12,300	(64,726)
Pacific Premier Bancorp, Inc.*	1,100	(28,072)
Prosperity Bancshares, Inc.	3,900	(242,970)
Seven Bank Ltd. (Japan)	11,700	(33,451)
Shizuoka Bank Ltd. (The) (Japan)	3,100	(24,294)
Suruga Bank Ltd. (Japan)	9,200	(33,802)
UMB Financial Corp.	700	(42,679)
Union Bankshares Corp.	1,600	(45,168)
United Bankshares, Inc.	4,800	(149,328)
Webster Financial Corp.	6,000	(295,740)

		(2,861,512)

Beverages — (0.0)%
Anheuser-Busch InBev SA/NV (Belgium)	6,583	(436,574)
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	900	(26,829)
MGP Ingredients, Inc.	1,100	(62,755)
Primo Water Corp.*	5,600	(78,456)

		(604,614)

Biotechnology — (0.2)%
ACADIA Pharmaceuticals, Inc.*	3,200	(51,744)
Alder Biopharmaceuticals, Inc.*	7,500	(76,875)
Alnylam Pharmaceuticals, Inc.*	6,600	(481,206)
Amicus Therapeutics, Inc.*	28,600	(273,988)
Array BioPharma, Inc.*	25,600	(364,800)
Atara Biotherapeutics, Inc.*	5,100	(177,174)
BioCryst Pharmaceuticals, Inc.*	9,900	(79,893)
BioMarin Pharmaceutical, Inc.*	6,100	(519,415)
Dynavax Technologies Corp.*	9,000	(82,350)
Editas Medicine, Inc.*	2,100	(47,775)
Exact Sciences Corp.*	7,500	(473,250)
Flexion Therapeutics, Inc.*	5,000	(56,600)
Galapagos NV (Belgium)*	3,026	(279,988)
Genmab A/S (Denmark)*	2,014	(331,386)
Heron Therapeutics, Inc.*	8,200	(212,708)
ImmunoGen, Inc.*	13,900	(66,720)
Immunomedics, Inc.*	9,400	(134,138)
Intellia Therapeutics, Inc.*	5,100	(69,615)
Invitae Corp.*	7,500	(82,950)
Ironwood Pharmaceuticals, Inc.*	13,400	(138,824)
PeptiDream, Inc. (Japan)*	5,500	(217,484)
Portola Pharmaceuticals, Inc.*	10,400	(203,008)
Progenics Pharmaceuticals, Inc.*	11,100	(46,620)

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Radius Health, Inc.*	4,200	$(69,258)
Sangamo Therapeutics, Inc.*	14,300	(164,164)
Sarepta Therapeutics, Inc.*	4,800	(523,824)
Seattle Genetics, Inc.*	8,000	(453,280)
Spark Therapeutics, Inc.*	6,500	(254,410)
Vericel Corp.*	2,200	(38,280)

		(5,971,727)

Building Products — (0.0)%
Allegion PLC	4,100	(326,811)
American Woodmark Corp.*	1,100	(61,248)
Assa Abloy AB (Sweden) (Class B Stock)	1,248	(22,381)
Daikin Industries Ltd. (Japan)	3,100	(329,102)
JELD-WEN Holding, Inc.*	3,700	(52,577)
Lennox International, Inc.	800	(175,088)
LIXIL Group Corp. (Japan)	4,200	(51,934)
Owens Corning	5,200	(228,696)
TOTO Ltd. (Japan)	4,000	(137,893)

		(1,385,730)

Capital Markets — (0.1)%
Banca Generali SpA (Italy)	1,864	(38,896)
Bank of New York Mellon Corp. (The)	900	(42,363)
Cboe Global Markets, Inc.	500	(48,915)
CME Group, Inc.	3,100	(583,172)
Credit Suisse Group AG (Switzerland)	55,171	(606,221)
Deutsche Bank AG (Germany)	101,937	(819,523)
FactSet Research Systems, Inc.	2,800	(560,364)
GAM Holding AG (Switzerland)	4,621	(18,235)
Julius Baer Group Ltd. (Switzerland)	340	(12,160)
MarketAxess Holdings, Inc.	2,000	(422,620)
Moody’s Corp.	1,800	(252,072)
MSCI, Inc.	1,700	(250,631)
Nasdaq, Inc.	3,400	(277,338)
Penson Worldwide, Inc. (original cost $194,328; purchased 07/06/10-01/27/11)^(f)	32,656	—
Virtu Financial, Inc. (Class A Stock)	4,700	(121,072)

		(4,053,582)

Chemicals — (0.1)%
Axalta Coating Systems Ltd.*	5,600	(131,152)
Chr Hansen Holding A/S (Denmark)	2,530	(224,434)
Ecolab, Inc.	400	(58,940)
FMC Corp.	2,800	(207,088)
GCP Applied Technologies, Inc.*	1,400	(34,370)
Hexpol AB (Sweden)	7,714	(61,183)
International Flavors & Fragrances, Inc.	4,600	(617,642)
Kansai Paint Co. Ltd. (Japan)	5,700	(109,376)
LANXESS AG (Germany)	217	(10,037)
NewMarket Corp.	100	(41,209)
Nippon Paint Holdings Co. Ltd. (Japan)	12,000	(409,999)
Novozymes A/S (Denmark) (Class B Stock)	5,111	(228,920)
OCI NV (Netherlands)*	2,158	(44,205)
PPG Industries, Inc.	3,700	(378,251)
Rayonier Advanced Materials, Inc.	6,600	(70,290)
RPM International, Inc.	8,300	(487,874)
Scotts Miracle-Gro Co. (The)	2,400	(147,504)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Chemicals (continued)
Sensient Technologies Corp.	4,100	$(228,985)
Symrise AG (Germany)	556	(41,194)
Valvoline, Inc.	6,800	(131,580)
Yara International ASA (Norway)	620	(24,017)

		(3,688,250)

Commercial Services & Supplies — (0.0)%
ABM Industries, Inc.	7,400	(237,614)
Bilfinger SE (Germany)	1,481	(43,384)
Cintas Corp.	200	(33,598)
Covanta Holding Corp.	6,500	(87,230)
Healthcare Services Group, Inc.	10,900	(437,962)
Republic Services, Inc.	3,400	(245,106)
Rollins, Inc.	3,600	(129,960)

		(1,214,854)

Communications Equipment — (0.1)%
Motorola Solutions, Inc.	400	(46,016)
Nokia OYJ (Finland)	59,327	(343,151)
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	87,346	(779,546)
ViaSat, Inc.*	7,800	(459,810)

		(1,628,523)

Construction & Engineering — (0.0)%
Boskalis Westminster (Netherlands)	1,427	(35,589)
Dycom Industries, Inc.*	500	(27,020)
FLSmidth & Co. A/S (Denmark)	996	(44,868)
Granite Construction, Inc.	600	(24,168)
JGC Corp. (Japan)	6,300	(88,465)
MasTec, Inc.*	1,100	(44,616)

		(264,726)

Construction Materials — (0.0)%
Buzzi Unicem SpA (Italy)	8,536	(147,426)
LafargeHolcim Ltd. (Switzerland)	3,168	(131,148)
Martin Marietta Materials, Inc.	2,900	(498,423)

		(776,997)

Consumer Finance — (0.0)%
Acom Co. Ltd. (Japan)	44,300	(144,486)
AEON Financial Service Co. Ltd. (Japan)	9,200	(163,360)
Orient Corp. (Japan)	15,300	(18,625)
PRA Group, Inc.*	4,000	(97,480)

		(423,951)

Containers & Packaging — (0.0)%
AptarGroup, Inc.	2,300	(216,361)
Ball Corp.	13,200	(606,936)
Graphic Packaging Holding Co.	39,900	(424,536)
Huhtamaki OYJ (Finland)	1,108	(34,503)

		(1,282,336)

Diversified Consumer Services — (0.0)%
Chegg, Inc.*	7,200	(204,624)

Diversified Financial Services — (0.0)%
Element Fleet Management Corp. (Canada)	18,381	(93,036)

Diversified Telecommunication Services — (0.0)%
Cogent Communications Holdings, Inc.	800	(36,168)

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Koninklijke KPN NV (Netherlands)	210,948	$(618,950)
Singapore Telecommunications Ltd. (Singapore)	6,700	(14,393)
Telefonica Deutschland Holding AG (Germany)	36,358	(142,800)
United Internet AG (Germany)	3,026	(133,182)

		(945,493)

Electric Utilities — (0.1)%
Alliant Energy Corp.	12,600	(532,350)
Chugoku Electric Power Co., Inc. (The) (Japan)	11,100	(144,439)
Duke Energy Corp.	3,800	(327,940)
Hokuriku Electric Power Co. (Japan)*	14,400	(125,707)
Shikoku Electric Power Co., Inc. (Japan)	2,800	(33,816)
Southern Co. (The)	9,900	(434,808)
Xcel Energy, Inc.	4,600	(226,642)

		(1,825,702)

Electrical Equipment — (0.0)%
Fuji Electric Co. Ltd. (Japan)	1,000	(29,418)
Nidec Corp. (Japan)	6,700	(758,926)
OSRAM Licht AG (Germany)	8,095	(353,785)
Prysmian SpA (Italy)	5,797	(112,641)
Sunrun, Inc.*	8,900	(96,921)

		(1,351,691)

Electronic Equipment, Instruments & Components — (0.1)%
Cognex Corp.	11,400	(440,838)
Coherent, Inc.*	3,600	(380,556)
Fabrinet (Thailand)*	2,100	(107,751)
Fingerprint Cards AB (Sweden) (Class B Stock)*	10,457	(12,006)
Fitbit, Inc. (Class A Stock)*	33,500	(166,495)
Hamamatsu Photonics KK (Japan)	1,400	(46,877)
Ibiden Co. Ltd. (Japan)	12,100	(170,162)
IPG Photonics Corp.*	1,400	(158,606)
Itron, Inc.*	700	(33,103)
Keyence Corp. (Japan)	800	(404,846)
Murata Manufacturing Co. Ltd. (Japan)	1,200	(162,898)
OSI Systems, Inc.*	500	(36,650)
Rogers Corp.*	1,200	(118,872)
Shimadzu Corp. (Japan)	2,400	(47,246)
TDK Corp. (Japan)	1,300	(91,113)
Yaskawa Electric Corp. (Japan)	18,100	(440,815)
Yokogawa Electric Corp. (Japan)	2,500	(43,113)

		(2,861,947)

Energy Equipment & Services — (0.0)%
Cactus, Inc. (Class A Stock)*	2,800	(76,748)
Dril-Quip, Inc.*	3,800	(114,114)
Oil States International, Inc.*	8,800	(125,664)
RPC, Inc.	4,900	(48,363)
Saipem SpA (Italy)*	3,224	(12,119)
SBM Offshore NV (Netherlands)	7,319	(108,696)
Select Energy Services, Inc. (Class A Stock)*	4,100	(25,912)
Subsea 7 SA (United Kingdom)	1,898	(18,664)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Tenaris SA (Luxembourg)	5,166	$(55,887)
US Silica Holdings, Inc.	12,100	(123,178)

		(709,345)

Entertainment — (0.0)%
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	4,400	(135,080)
Lions Gate Entertainment Corp. (Class A Stock)	5,200	(83,720)
Madison Square Garden Co. (The) (Class A Stock)*	600	(160,620)
Nintendo Co. Ltd. (Japan)	2,800	(744,223)

		(1,123,643)

Equity Real Estate Investment Trusts (REITs) — (0.2)%
Acadia Realty Trust	3,900	(92,664)
Agree Realty Corp.	1,400	(82,768)
Alexandria Real Estate Equities, Inc.	4,400	(507,056)
CoreSite Realty Corp.	2,300	(200,629)
Crown Castle International Corp.	4,500	(488,835)
CubeSmart	7,100	(203,699)
CyrusOne, Inc.	10,100	(534,088)
Digital Realty Trust, Inc.	4,700	(500,785)
Easterly Government Properties, Inc.	2,200	(34,496)
EastGroup Properties, Inc.	600	(55,038)
Federal Realty Investment Trust	3,900	(460,356)
Healthcare Realty Trust, Inc.	8,700	(247,428)
Invitation Homes, Inc.	14,500	(291,160)
Iron Mountain, Inc.	9,400	(304,654)
Kilroy Realty Corp.	1,600	(100,608)
Liberty Property Trust	2,800	(117,264)
Macerich Co. (The)	7,700	(333,256)
National Retail Properties, Inc.	11,500	(557,865)
Public Storage	2,800	(566,748)
Realty Income Corp.	10,300	(649,312)
Tanger Factory Outlet Centers, Inc.	3,700	(74,814)
Taubman Centers, Inc.	2,600	(118,274)
UDR, Inc.	900	(35,658)
Ventas, Inc.	8,900	(521,451)

		(7,078,906)

Food & Staples Retailing — (0.0)%
Aeon Co. Ltd. (Japan)	16,400	(320,683)
Casey’s General Stores, Inc.	2,500	(320,350)
Cosmos Pharmaceutical Corp. (Japan)	900	(150,260)
FamilyMart UNY Holdings Co. Ltd. (Japan)	400	(50,599)
Tsuruha Holdings, Inc. (Japan)	600	(51,445)

		(893,337)

Food Products — (0.1)%
Calbee, Inc. (Japan)	10,700	(334,867)
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	20	(123,853)
Hormel Foods Corp.	12,000	(512,160)
Hostess Brands, Inc.*	7,800	(85,332)
J&J Snack Foods Corp.	300	(43,377)
Kikkoman Corp. (Japan)	4,900	(262,082)
Post Holdings, Inc.*	1,500	(133,695)

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Food Products (continued)
Yakult Honsha Co. Ltd. (Japan)	700	$(49,201)

		(1,544,567)

Gas Utilities — (0.0)%
AltaGas Ltd. (Canada)	11,832	(120,469)

Health Care Equipment & Supplies — (0.1)%
Asahi Intecc Co. Ltd. (Japan)	2,000	(84,134)
AxoGen, Inc.*	6,000	(122,580)
Becton, Dickinson & Co.	2,300	(518,236)
China Medical Technologies, Inc. (China), ADR (original cost $78,832; purchased 01/26/11)^(f)	6,255	—
Cooper Cos., Inc. (The)	1,200	(305,400)
DexCom, Inc.*	4,200	(503,160)
Getinge AB (Sweden) (Class B Stock)	2,675	(24,174)
Glaukos Corp.*	4,000	(224,680)
Insulet Corp.*	5,400	(428,328)
IntriCon Corp.*	1,300	(34,294)
iRhythm Technologies, Inc.*	3,800	(264,024)
Nevro Corp.*	5,800	(225,562)
Novocure Ltd.*	1,700	(56,916)
NuVasive, Inc.*	9,100	(450,996)
Olympus Corp. (Japan)	400	(12,370)
OrthoPediatrics Corp.*	1,900	(66,272)
Sientra, Inc.*	4,500	(57,195)
Sysmex Corp. (Japan)	2,700	(129,995)
Tactile Systems Technology, Inc.*	700	(31,885)
Tandem Diabetes Care, Inc.*	8,700	(330,339)
Terumo Corp. (Japan)	2,100	(118,562)
Wright Medical Group NV*	9,800	(266,756)

		(4,255,858)

Health Care Providers & Services — (0.1)%
AMN Healthcare Services, Inc.*	4,300	(243,638)
BioTelemetry, Inc.*	4,900	(292,628)
Capital Senior Living Corp.*	6,700	(45,560)
Diplomat Pharmacy, Inc.*	10,200	(137,292)
Henry Schein, Inc.*	7,300	(573,196)
Patterson Cos., Inc.	14,900	(292,934)
PetIQ, Inc.*	3,100	(72,757)
Premier, Inc. (Class A Stock)*	5,500	(205,425)
Tivity Health, Inc.*	5,200	(129,012)
WellCare Health Plans, Inc.*	1,400	(330,526)

		(2,322,968)

Health Care Technology — (0.0)%
Allscripts Healthcare Solutions, Inc.*	3,200	(30,848)
Evolent Health, Inc. (Class A Stock)*	14,100	(281,295)
Inspire Medical Systems, Inc.*	3,200	(135,200)
M3, Inc. (Japan)	11,500	(154,358)
Medidata Solutions, Inc.*	5,400	(364,068)
Tabula Rasa HealthCare, Inc.*	1,700	(108,392)
Teladoc Health, Inc.*	9,100	(451,087)

		(1,525,248)

Hotels, Restaurants & Leisure — (0.1)%
Caesars Entertainment Corp.*	54,500	(370,055)
Oriental Land Co. Ltd. (Japan)	300	(30,242)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Planet Fitness, Inc. (Class A Stock)*	9,100	$(487,942)
Shake Shack, Inc. (Class A Stock)*	2,800	(127,176)
Six Flags Entertainment Corp.	9,500	(528,485)
Starbucks Corp.	9,700	(624,680)
Stars Group, Inc. (The) (Canada)*	917	(15,140)
Vail Resorts, Inc.	400	(84,328)
Wingstop, Inc.	4,400	(282,436)

		(2,550,484)

Household Durables — (0.0)%
Casio Computer Co. Ltd. (Japan)	2,700	(31,850)
Installed Building Products, Inc.*	2,000	(67,380)
Leggett & Platt, Inc.	10,000	(358,400)
Mohawk Industries, Inc.*	900	(105,264)
Rinnai Corp. (Japan)	200	(13,151)
Roku, Inc.*	10,500	(321,720)
Sharp Corp. (Japan)	1,200	(12,007)
Sony Corp. (Japan)	300	(14,407)
Tempur Sealy International, Inc.*	5,900	(244,260)
TopBuild Corp.*	700	(31,500)

		(1,199,939)

Household Products — (0.0)%
Church & Dwight Co., Inc.	2,900	(190,704)
Clorox Co. (The)	1,400	(215,796)
Pigeon Corp. (Japan)	3,300	(141,230)
Unicharm Corp. (Japan)	1,700	(55,066)
WD-40 Co.	800	(146,608)

		(749,404)

Independent Power & Renewable Electricity Producers — (0.0)%
Ormat Technologies, Inc.	2,100	(109,830)
Pattern Energy Group, Inc. (Class A Stock)	11,600	(215,992)
Vistra Energy Corp.*	3,400	(77,826)

		(403,648)

Industrial Conglomerates — (0.0)%
Keihan Holdings Co. Ltd. (Japan)	900	(36,645)
Roper Technologies, Inc.	1,100	(293,172)

		(329,817)

Insurance — (0.1)%
Aon PLC	2,900	(421,544)
Arthur J Gallagher & Co.	8,300	(611,710)
Brown & Brown, Inc.	2,500	(68,900)
Cincinnati Financial Corp.	1,400	(108,388)
Markel Corp.*	220	(228,371)
Marsh & McLennan Cos., Inc.	7,400	(590,150)
Sony Financial Holdings, Inc. (Japan)	16,800	(313,816)
T&D Holdings, Inc. (Japan)	11,700	(135,294)
Tokio Marine Holdings, Inc. (Japan)	900	(42,732)
Unipol Gruppo SpA (Italy)	48,724	(197,057)
Willis Towers Watson PLC	700	(106,302)

		(2,824,264)

Interactive Media & Services — (0.0)%
Kakaku.com, Inc. (Japan)	20,100	(354,352)
LINE Corp. (Japan)*	2,500	(85,681)

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (continued)
Zillow Group, Inc. (Class C Stock)*	14,600	$(461,068)

		(901,101)

Internet & Direct Marketing Retail — (0.0)%
Delivery Hero SE (Germany)*	710	(26,545)
Etsy, Inc.*	1,000	(47,570)
GrubHub, Inc.*	5,100	(391,731)
Rakuten, Inc. (Japan)*	12,700	(85,092)
Wayfair, Inc. (Class A Stock)*	5,400	(486,432)
Zalando SE (Germany)*	5,567	(143,717)
ZOZO, Inc. (Japan)	3,800	(69,545)

		(1,250,632)

IT Services — (0.1)%
Alliance Data Systems Corp.	2,500	(375,200)
Black Knight, Inc.*	1,200	(54,072)
Carbonite, Inc.*	2,400	(60,624)
Everi Holdings, Inc.*	10,700	(55,105)
Evo Payments, Inc. (Class A Stock)*	2,200	(54,274)
Gartner, Inc.*	4,300	(549,712)
Global Payments, Inc.	4,300	(443,459)
GoDaddy, Inc. (Class A Stock)*	400	(26,248)
Jack Henry & Associates, Inc.	900	(113,868)
Nomura Research Institute Ltd. (Japan)	300	(11,099)
Obic Co. Ltd. (Japan)	300	(23,151)
Okta, Inc.*	3,500	(223,300)
Shopify, Inc. (Canada) (Class A Stock)*	290	(40,103)
Square, Inc. (Class A Stock)*	8,300	(465,547)
Twilio, Inc. (Class A Stock)*	3,800	(339,340)
Worldpay, Inc. (Class A Stock)*	7,500	(573,225)

		(3,408,327)

Leisure Products — (0.0)%
Hasbro, Inc.	6,000	(487,500)
Shimano, Inc. (Japan)	2,800	(394,317)

		(881,817)

Life Sciences Tools & Services — (0.0)%
Bio-Rad Laboratories, Inc. (Class A Stock)*	500	(116,110)
Bio-Techne Corp.	700	(101,304)
NanoString Technologies, Inc.*	3,700	(54,871)
NeoGenomics, Inc.*	2,300	(29,003)
PerkinElmer, Inc.	5,500	(432,025)
Qiagen NV (Netherlands)*	1,900	(65,455)
Waters Corp.*	300	(56,595)

		(855,363)

Machinery — (0.1)%
Aalberts Industries NV (Netherlands)	303	(10,091)
Actuant Corp. (Class A Stock)	4,300	(90,257)
Atlas Copco AB (Sweden) (Class A Stock)	862	(20,562)
Chart Industries, Inc.*	2,900	(188,587)
CIRCOR International, Inc.*	2,100	(44,730)
CNH Industrial NV (United Kingdom)	28,800	(263,237)
Daifuku Co. Ltd. (Japan)	9,400	(427,814)
Deere & Co.	3,500	(522,095)
Duerr AG (Germany)	740	(26,079)
FANUC Corp. (Japan)	400	(60,536)
Fortive Corp.	6,200	(419,492)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Machinery (continued)
GEA Group AG (Germany)	7,217	$(187,131)
Graco, Inc.	1,700	(71,145)
IHI Corp. (Japan)	1,300	(35,794)
John Bean Technologies Corp.	1,600	(114,896)
KION Group AG (Germany)	1,014	(51,686)
Lindsay Corp.	300	(28,875)
Makita Corp. (Japan)	400	(14,204)
Metso OYJ (Finland)	2,652	(69,774)
Middleby Corp. (The)*	1,500	(154,095)
MINEBEA MITSUMI, Inc. (Japan)	1,100	(15,855)
MISUMI Group, Inc. (Japan)	7,100	(148,946)
Nabtesco Corp. (Japan)	2,000	(43,474)
Nordson Corp.	500	(59,675)
OC Oerlikon Corp. AG (Switzerland)	14,843	(167,568)
Schindler Holding AG (Switzerland)	92	(18,298)
Sun Hydraulics Corp.	4,600	(152,674)
Woodward, Inc.	1,100	(81,719)

		(3,489,289)

Marine — (0.0)%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	295	(371,831)
Kirby Corp.*	3,900	(262,704)
Mitsui OSK Lines Ltd. (Japan)	2,600	(56,293)
Nippon Yusen KK (Japan)	5,900	(90,181)

		(781,009)

Media — (0.1)%
Altice Europe NV (Netherlands)*	80,112	(156,738)
Cardlytics, Inc.*	3,300	(35,739)
CyberAgent, Inc. (Japan)	7,400	(285,084)
EW Scripps Co. (The) (Class A Stock)	6,600	(103,818)
GCI Liberty, Inc. (Class A Stock)*	10,660	(438,766)
Liberty Broadband Corp. (Class A Stock)*	1,200	(86,172)
Liberty Broadband Corp. (Class C Stock)*	2,000	(144,060)
New York Times Co. (The) (Class A Stock)	13,000	(289,770)
Omnicom Group, Inc.	2,000	(146,480)
Schibsted ASA (Norway) (Class A Stock)	6,513	(219,175)
Telenet Group Holding NV (Belgium)	2,751	(128,071)

		(2,033,873)

Metals & Mining — (0.1)%
Allegheny Technologies, Inc.*	20,100	(437,577)
Century Aluminum Co.*	5,600	(40,936)
Compass Minerals International, Inc.	3,100	(129,239)
First Quantum Minerals Ltd. (Zambia)	33,816	(273,461)
Newmont Mining Corp.	14,900	(516,285)
thyssenkrupp AG (Germany)	8,016	(138,845)
TimkenSteel Corp.*	4,900	(42,826)
Wheaton Precious Metals Corp. (Canada)	4,919	(96,024)

		(1,675,193)

Mortgage Real Estate Investment Trusts (REITs) — (0.0)%
AGNC Investment Corp.	18,400	(322,736)
Apollo Commercial Real Estate Finance, Inc.	14,200	(236,572)

		(559,308)

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Multiline Retail — (0.0)%
Dollar Tree, Inc.*	6,000	$(541,920)
Dollarama, Inc. (Canada)	1,367	(32,513)
Don Quijote Holdings Co. Ltd. (Japan)	1,200	(73,535)
Isetan Mitsukoshi Holdings Ltd. (Japan)	26,500	(293,327)
J Front Retailing Co. Ltd. (Japan)	1,400	(16,040)
Marui Group Co. Ltd. (Japan)	16,400	(318,390)

		(1,275,725)

Multi-Utilities — (0.1)%
Black Hills Corp.	1,900	(119,282)
Consolidated Edison, Inc.	6,000	(458,760)
Dominion Energy, Inc.	7,000	(500,220)
Sempra Energy	4,800	(519,312)

		(1,597,574)

Oil, Gas & Consumable Fuels — (0.1)%
Callon Petroleum Co.*	40,500	(262,845)
Cameco Corp. (Canada)	12,855	(145,763)
Cenovus Energy, Inc. (Canada)	12,588	(88,518)
Centennial Resource Development, Inc. (Class A Stock)*	17,000	(187,340)
Concho Resources, Inc.*	3,300	(339,207)
CVR Energy, Inc.	1,700	(58,616)
Enbridge, Inc. (Canada)	25,757	(800,142)
Encana Corp. (Canada)	1,761	(10,165)
EOG Resources, Inc.	2,000	(174,420)
EQT Corp.	23,700	(447,693)
Golar LNG Ltd. (Bermuda)	9,000	(195,840)
Green Plains, Inc.	7,100	(93,081)
Inter Pipeline Ltd. (Canada)	4,751	(67,305)
Keyera Corp. (Canada)	2,296	(43,407)
Koninklijke Vopak NV (Netherlands)	2,667	(121,442)
Matador Resources Co.*	13,300	(206,549)
PDC Energy, Inc.*	12,100	(360,096)
Pembina Pipeline Corp. (Canada)	5,197	(154,212)
SemGroup Corp. (Class A Stock)	5,700	(78,546)
SRC Energy, Inc.*	21,600	(101,520)
TransCanada Corp. (Canada)	10,648	(380,230)
W&T Offshore, Inc.*	19,900	(81,988)

		(4,398,925)

Paper & Forest Products — (0.0)%
Oji Holdings Corp. (Japan)	1,900	(9,739)
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	6,634	(51,640)

		(61,379)

Personal Products — (0.0)%
Coty, Inc. (Class A Stock)	18,400	(120,704)
Kose Corp. (Japan)	1,300	(203,584)
Shiseido Co. Ltd. (Japan)	1,700	(106,403)

		(430,691)

Pharmaceuticals — (0.1)%
Aerie Pharmaceuticals, Inc.*	4,400	(158,840)
Amneal Pharmaceuticals, Inc.*	11,100	(150,183)
Bayer AG (Germany)	1,120	(78,413)
Chugai Pharmaceutical Co. Ltd. (Japan)	900	(52,291)
Daiichi Sankyo Co. Ltd. (Japan)	2,100	(67,064)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Eisai Co. Ltd. (Japan)	1,700	$(131,268)
Hisamitsu Pharmaceutical Co., Inc. (Japan)	200	(11,052)
Medicines Co. (The)*	12,500	(239,250)
Nippon Shinyaku Co. Ltd. (Japan)	3,100	(197,166)
Ono Pharmaceutical Co. Ltd. (Japan)	3,500	(71,316)
Orion OYJ (Finland) (Class B Stock)	4,418	(153,895)
Reata Pharmaceuticals, Inc. (Class A Stock)*	2,500	(140,250)
Recordati SpA (Italy)	1,162	(40,404)
Santen Pharmaceutical Co. Ltd. (Japan)	4,000	(57,845)
Sosei Group Corp. (Japan)*	3,500	(25,455)
Vifor Pharma AG (Switzerland)	606	(65,969)

		(1,640,661)

Professional Services — (0.1)%
IHS Markit Ltd.*	12,100	(580,437)
Persol Holdings Co. Ltd. (Japan)	10,500	(155,770)
Recruit Holdings Co. Ltd. (Japan)	5,500	(132,781)
TransUnion	7,000	(397,600)
Verisk Analytics, Inc.*	5,200	(567,008)
WageWorks, Inc.*	3,500	(95,060)

		(1,928,656)

Real Estate Management & Development — (0.0)%
CapitaLand Ltd. (Singapore)	27,500	(62,575)
Howard Hughes Corp. (The)*	2,500	(244,050)

		(306,625)

Road & Rail — (0.0)%
AMERCO	100	(32,811)
Genesee & Wyoming, Inc. (Class A Stock)*	2,200	(162,844)
Heartland Express, Inc.	3,400	(62,220)
Keikyu Corp. (Japan)	6,200	(101,385)
Keio Corp. (Japan)	3,200	(186,128)
Kintetsu Group Holdings Co. Ltd. (Japan)	3,700	(160,521)
Knight-Swift Transportation Holdings, Inc.	1,300	(32,591)
Nankai Electric Railway Co. Ltd. (Japan)	4,000	(105,848)
Odakyu Electric Railway Co. Ltd. (Japan)	7,900	(173,566)

		(1,017,914)

Semiconductors & Semiconductor Equipment — (0.2)%
Advanced Micro Devices, Inc.*	23,600	(435,656)
Advantest Corp. (Japan)	19,300	(393,510)
Ambarella, Inc.*	5,800	(202,884)
ams AG (Austria)	10,035	(241,691)
ASML Holding NV (Netherlands)	1,930	(304,540)
Brooks Automation, Inc.	1,800	(47,124)
Cree, Inc.*	14,600	(624,515)
Dialog Semiconductor PLC (United Kingdom)*	1,938	(50,202)
Disco Corp. (Japan)	600	(69,424)
Infineon Technologies AG (Germany)	29,035	(581,354)
Inphi Corp.*	8,200	(263,630)
MACOM Technology Solutions Holdings, Inc.*	6,700	(97,217)
Marvell Technology Group Ltd.	26,000	(420,940)
MaxLinear, Inc.*	3,700	(65,120)
Microchip Technology, Inc.	7,100	(510,632)

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems, Inc.	600	$(69,750)
Renesas Electronics Corp. (Japan)*	31,900	(144,099)
Rohm Co. Ltd. (Japan)	1,100	(70,304)
STMicroelectronics NV (Switzerland)	36,303	(508,627)
SUMCO Corp. (Japan)	7,800	(86,678)
Tokyo Electron Ltd. (Japan)	200	(22,737)
Universal Display Corp.	5,800	(542,706)

		(5,753,340)

Software — (0.1)%
2U, Inc.*	5,200	(258,544)
8x8, Inc.*	2,600	(46,904)
Alteryx, Inc. (Class A Stock)*	5,000	(297,350)
Apptio, Inc. (Class A Stock)*	1,600	(60,736)
Blackbaud, Inc.	2,900	(182,410)
BlackBerry Ltd. (Canada)*	7,075	(50,321)
Blackline, Inc.*	1,000	(40,950)
Box, Inc. (Class A Stock)*	21,900	(369,672)
DocuSign, Inc.*	2,500	(100,200)
Ebix, Inc.	1,300	(55,328)
Everbridge, Inc.*	4,600	(261,096)
HubSpot, Inc.*	3,200	(402,336)
Instructure, Inc.*	4,600	(172,546)
MINDBODY, Inc. (Class A Stock)*	2,200	(80,080)
Pegasystems, Inc.	3,600	(172,188)
Proofpoint, Inc.*	5,700	(477,717)
PROS Holdings, Inc.*	5,800	(182,120)
ServiceNow, Inc.*	2,600	(462,930)
Tableau Software, Inc. (Class A Stock)*	4,700	(564,000)
Workday, Inc. (Class A Stock)*	4,000	(638,720)
Zendesk, Inc.*	4,700	(274,339)

		(5,150,487)

Specialty Retail — (0.1)%
At Home Group, Inc.*	8,100	(151,146)
Barnes & Noble, Inc.	5,200	(36,868)
CECONOMY AG (Germany)	12,127	(43,926)
Children’s Place, Inc. (The)	2,600	(234,234)
Dufry AG (Switzerland)	295	(27,986)
Fast Retailing Co. Ltd. (Japan)	1,200	(612,504)
Fielmann AG (Germany)	1,412	(87,639)
Floor & Decor Holdings, Inc. (Class A Stock)*	14,600	(378,140)
Hikari Tsushin, Inc. (Japan)	100	(15,636)
Lowe’s Cos., Inc.	6,300	(581,868)
Lumber Liquidators Holdings, Inc.*	4,500	(42,840)
Monro, Inc.	1,500	(103,125)
National Vision Holdings, Inc.*	800	(22,536)
Party City Holdco, Inc.*	3,600	(35,928)
RH*	3,300	(395,406)

		(2,769,782)

Technology Hardware, Storage & Peripherals — (0.0)%
Electronics For Imaging, Inc.*	8,700	(215,760)
Ricoh Co. Ltd. (Japan)	19,700	(192,375)

		(408,135)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods — (0.0)%
Asics Corp. (Japan)	11,000	$(140,221)
Cie Financiere Richemont SA (Switzerland)	891	(57,645)
HUGO BOSS AG (Germany)	334	(20,612)
Swatch Group AG (The) (Switzerland)	100	(29,262)
Under Armour, Inc. (Class A Stock)*	10,800	(190,836)

		(438,576)

Thrifts & Mortgage Finance — (0.0)%
LendingTree, Inc.*	1,000	(219,570)
Northwest Bancshares, Inc.	5,100	(86,394)

		(305,964)

Tobacco — (0.0)%
Vector Group Ltd.	6,825	(66,407)

Trading Companies & Distributors — (0.0)%
MonotaRO Co. Ltd. (Japan)	10,300	(254,375)
SiteOne Landscape Supply, Inc.*	6,100	(337,147)
Watsco, Inc.	1,900	(264,366)

		(855,888)

Transportation Infrastructure — (0.0)%
Atlantia SpA (Italy)	3,894	(81,004)
Japan Airport Terminal Co. Ltd. (Japan)	1,500	(51,957)
Mitsubishi Logistics Corp. (Japan)	1,200	(27,245)

		(160,206)

Water Utilities — (0.0)%
American States Water Co.	400	(26,816)

Wireless Telecommunication Services — (0.0)%
1&1 Drillisch AG (Germany)	1,668	(85,636)
Boingo Wireless, Inc.*	2,900	(59,653)
Millicom International Cellular SA (Colombia), SDR	1,909	(121,286)
SoftBank Group Corp. (Japan)	2,300	(152,417)

		(418,992)

TOTAL COMMON STOCKS (proceeds received $117,041,966)		(107,864,357)

PREFERRED STOCK — 0.0%
Health Care Equipment & Supplies
Sartorius AG (Germany) (PRFC) (proceeds received $26,483)	271	(33,988)

TOTAL SECURITIES SOLD SHORT (proceeds received $117,068,449)		(107,898,345)

OPTIONS WRITTEN~* — (0.0)%
(premiums received $1,123,203)		(1,264,631)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 103.3% (cost $3,636,550,932)		4,011,212,233
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.3)%		(128,994,654)

NET ASSETS — 100.0%		$3,882,217,579

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $130,749 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,686,547; cash collateral of $47,634,078 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $1,449,850. The aggregate value of $131,816 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(vv)	Includes an amount of $4,291,654 segregated as collateral for OTC derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $6,445,086)	3.000%	TBA	01/04/19	$(6,700)	$(6,530,518)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2 Year U.S. Treasury Notes Futures	Call	02/22/19	$106.75	20		40	$1,875
5 Year U.S. Treasury Notes Futures	Call	02/22/19	$122.00	57		57	—
10 Year Euro-Bund Futures	Call	01/25/19	170.00	58	EUR	58	665
10 Year Euro-Bund Futures	Call	01/25/19	170.50	58	EUR	58	665
10 Year Euro-Bund Futures	Call	01/25/19	171.00	192	EUR	192	2,200
10 Year Euro-Bund Futures	Call	01/25/19	171.50	195	EUR	195	2,234
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$125.00	357		357	16,734
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$127.00	463		463	14,469
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$130.00	475		475	—
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$130.00	160		160	5,000
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$131.00	325		325	5,078
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$135.50	35		35	—
Australian Dollar Currency	Call	01/04/19	70.50	10		10	3,100
Australian Dollar Currency	Call	01/04/19	72.50	11		11	55
Australian Dollar Currency	Call	01/04/19	73.00	6		6	30
Australian Dollar Currency	Call	01/04/19	75.00	4		4	20
Australian Dollar Currency	Call	02/08/19	72.50	11		11	2,420
Euro-OAT	Call	01/25/19	158.00	73	EUR	73	836
Japanese Yen Currency	Call	03/08/19	89.00	3		4	11,250
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$104.00	50		50	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$106.50	43		43	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$107.25	155		155	—
5 Year U.S. Treasury Notes Futures	Put	02/22/19	$108.00	877		877	6,852
10 Year Euro-Bund Futures	Put	01/25/19	153.50	39	EUR	39	447
10 Year Euro-Bund Futures	Put	01/25/19	163.00	6	EUR	6	3,712
10 Year Euro-Bund Futures	Put	01/25/19	163.50	5	EUR	5	4,239
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$117.00	10		10	—
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$117.50	10		10	—
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$111.50	30		30	—
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$126.00	406		406	—
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$127.00	43		43	—
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$130.00	555		555	—
30 Year U.S. Ultra Treasury Bonds	Put	02/22/19	$112.00	6		6	—
30 Year U.S. Ultra Treasury Bonds	Put	02/22/19	$120.00	1		1	—
Euro-BTP	Put	01/25/19	113.00	85	EUR	85	974

Total Exchanged Traded (cost $165,366)							$82,855

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs USD	Call	HSBC Bank USA, N.A.	01/03/19	1.20	—	EUR	5,700	$—
Currency Option EUR vs USD	Call	Morgan Stanley Bank, N.A	06/24/21	1.29	—	EUR	228	8,524

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs USD	Call	Barclays Bank PLC	09/22/21	1.31	—	EUR	200	$7,594
Currency Option USD vs CNH	Call	Goldman Sachs Bank, USA	02/11/19	7.11	—		1,400	1,171
Currency Option USD vs EUR	Call	JP Morgan Chase Bank, N.A.	10/21/19	1.15	—		1,500	25,921
Currency Option EUR vs USD	Put	JP Morgan Chase Bank, N.A.	10/21/19	1.15	—	EUR	2,200	47,261
Currency Option EUR vs USD	Put	Morgan Stanley Bank, N.A	06/24/21	1.29	—	EUR	228	21,340
Currency Option EUR vs USD	Put	Barclays Bank PLC	09/22/21	1.31	—	EUR	200	20,565
Currency Option USD vs CAD	Put	Goldman Sachs Bank USA	01/11/19	1.29	—		1,115	1
Currency Option USD vs CAD	Put	Barclays Bank PLC	01/28/19	1.31	—		1,600	412
Currency Option USD vs CAD	Put	Barclays Bank PLC	02/20/19	1.32	—		1,410	2,774
Currency Option USD vs CAD	Put	JP Morgan Chase Bank, N.A.	03/19/19	1.32	—		2,070	7,055
Currency Option USD vs INR	Put	JP Morgan Chase Bank, N.A.	01/11/19	73.00	—		1,250	60,047
Currency Option USD vs INR	Put	Barclays Bank PLC	01/18/19	73.12	—		1,500	73,608
Currency Option USD vs INR	Put	JP Morgan Chase Bank, N.A.	03/01/19	69.75	—		1,287	14,262
Currency Option USD vs INR	Put	Barclays Bank PLC	09/05/19	71.50	—		1,440	37,742
Currency Option USD vs INR	Put	Citibank, N.A.	05/13/20	62.50	—		7,500	18,434
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	01/28/19	19.50	—		1,600	15,914
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	01/31/19	20.00	—		1,500	36,389
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	03/04/19	20.20	—		1,287	44,593
Currency Option USD vs TRY	Put	Goldman Sachs Bank USA	02/07/19	5.35	—		1,460	29,252
FNMA TBA 3.50%	Put	JPMorgan Chase Bank, N.A.	01/07/19	$69.00	—		16,000	—

Total OTC Traded (cost $383,352)								$472,859

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.31.V1, 12/20/23	Call	Bank of America, N.A.	01/16/19	0.65%	0.65%(Q)	CDX.NA.IG.31.V1(Q)	6,540	$368
CDX.NA.IG.31.V1, 12/20/23	Call	Bank of America, N.A.	02/20/19	0.65%	0.65%(Q)	CDX.NA.IG.31.V1(Q)	7,090	840
CDX.NA.IG.31.V1, 12/20/23	Call	Bank of America, N.A.	02/20/19	0.75%	0.75%(Q)	CDX.NA.IG.31.V1(Q)	6,770	3,515
CDX.NA.IG.31.V1, 12/20/23	Call	BNP Paribas	02/20/19	0.80%	0.80%(Q)	CDX.NA.IG.31.V1(Q)	1,300	1,512
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs Bank USA	01/16/19	1.43%	CDX.NA.IG.31.V1(Q)	1.43%(Q)	9,790	103
CDX.NA.IG.31.V1, 12/20/23	Put	Credit Suisse International	02/20/19	1.60%	CDX.NA.IG.31.V1(Q)	1.00%(Q)	22,000	4,027
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	2.00%	CDX.NA.IG.31.V1(Q)	1.00%(Q)	2,100	51

Total OTC Swaptions (cost $38,199)								$10,416

Total Options Purchased (cost $586,917)								$566,130

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year Euro-Bobl	Call	02/22/19	133.00	34	EUR	34	$(8,765)
5 Year U.S. Treasury Notes Futures	Call	01/25/19	$113.50	26		26	(31,891)
5 Year U.S. Treasury Notes Futures	Call	01/25/19	$114.00	52		52	(40,625)
5 Year U.S. Treasury Notes Futures	Call	01/25/19	$114.25	26		26	(15,438)
10 Year Euro-Bund Futures	Call	01/25/19	163.50	10	EUR	10	(8,937)
10 Year Euro-Bund Futures	Call	01/25/19	164.00	11	EUR	11	(6,932)
10 Year Euro-Bund Futures	Call	02/22/19	164.50	15	EUR	15	(11,515)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$120.00	56		56	(115,500)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$120.50	51		51	(82,078)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$121.00	51		51	(60,563)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$121.50	32		32	(26,000)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$121.75	52		52	(34,125)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$122.00	6		6	(3,188)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$122.00	110		110	(58,438)
10 Year U.S. Treasury Notes Futures	Call	01/25/19	$122.25	9		9	(3,797)
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$121.00	16		16	(34,750)
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$122.00	37		37	(28,328)
10 Year U.S. Treasury Notes Futures	Call	02/22/19	$122.50	11		11	(6,188)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$141.00	19		19	(96,781)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$144.00	15		15	(36,563)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$145.00	8		8	(13,750)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$146.00	28		28	(32,375)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$146.50	3		3	(2,766)
20 Year U.S. Treasury Bonds Futures	Call	01/25/19	$148.00	8		8	(3,625)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$142.00	5		5	(22,031)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$145.00	18		18	(40,219)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$147.00	8		8	(10,000)
20 Year U.S. Treasury Bonds Futures	Call	02/22/19	$148.00	6		6	(5,531)
5 Year Euro-Bobl	Put	02/22/19	131.25	34	EUR	34	(2,532)
5 Year U.S. Treasury Notes Futures	Put	01/25/19	$113.00	31		31	(727)
5 Year U.S. Treasury Notes Futures	Put	01/25/19	$113.50	16		16	(625)
10 Year Euro-Bund Futures	Put	01/25/19	161.00	33	EUR	33	(4,537)
10 Year Euro-Bund Futures	Put	01/25/19	161.50	11	EUR	11	(2,269)
10 Year Euro-Bund Futures	Put	01/25/19	162.00	71	EUR	71	(21,151)
10 Year Euro-Bund Futures	Put	02/22/19	160.00	15	EUR	15	(3,265)
10 Year Euro-Bund Futures	Put	02/22/19	162.00	5	EUR	5	(3,036)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$119.00	9		9	(281)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$119.50	16		16	(500)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$120.00	40		40	(1,875)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$120.50	25		25	(2,344)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$120.75	94		94	(5,875)
10 Year U.S. Treasury Notes Futures	Put	01/25/19	$121.00	32		32	(5,500)
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$119.00	46		46	(5,031)
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$119.50	15		15	(1,641)
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$120.50	8		8	(1,875)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$140.00	12		12	(750)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$141.00	9		9	(844)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$142.00	19		19	(2,969)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$142.50	23		23	(4,672)
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$143.00	33		33	(8,250)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
20 Year U.S. Treasury Bonds Futures	Put	01/25/19	$144.50	12	12	$(6,750)

Total Exchanged Traded (premiums received $563,698)						$(927,998)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs USD	Call	JP Morgan Chase Bank, N.A.	10/21/19	1.22	—	EUR	2,200	$(31,094)
Currency Option GBP vs USD	Call	Citibank, N.A.	06/14/19	1.44	—	GBP	868	(3,977)
Currency Option USD vs INR	Call	JP Morgan Chase Bank, N.A.	01/11/19	78.00	—		1,250	—
Currency Option USD vs INR	Call	JP Morgan Chase Bank, N.A.	03/01/19	73.00	—		1,287	(3,307)
Currency Option USD vs MXN	Call	Goldman Sachs Bank USA	03/04/19	21.50	—		1,287	(5,737)
Currency Option USD vs TRY	Call	Goldman Sachs Bank USA	02/07/19	6.20	—		1,460	(3,661)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	04/22/24	4.00%	—		800	(2)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	05/16/24	4.00%	—		200	—
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs Bank, USA	06/22/35	3.00%	—	EUR	500	(1,894)
2-Year 10 CMS Curve Floor	Put	Morgan Stanley Capital Services LLC	01/02/20	0.00%	—		26,000	(16,423)
Currency Option EUR vs USD	Put	HSBC Bank USA, N.A.	02/13/19	1.10	—	EUR	1,172	(775)
Currency Option GBP vs USD	Put	Citibank, N.A.	06/14/19	1.32	—	GBP	863	(51,468)
Currency Option USD vs CAD	Put	Barclays Bank PLC	01/28/19	1.29	—		3,200	(116)
Currency Option USD vs CAD	Put	Barclays Bank PLC	02/20/19	1.30	—		2,820	(1,587)
Currency Option USD vs CNH	Put	Goldman Sachs Bank, USA	02/11/19	6.84	—		1,400	(7,821)
Currency Option USD vs EUR	Put	JP Morgan Chase Bank, N.A.	10/21/19	1.22	—		1,500	(19,163)
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	01/28/19	19.00	—		3,200	(9,344)
Currency Option USD vs MXN	Put	Citibank, N.A.	01/30/19	19.50	—		1,345	(13,947)
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	01/30/19	19.76	—		1,500	(25,204)
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	01/31/19	19.40	—		3,000	(25,251)
Currency Option USD vs MXN	Put	JP Morgan Chase Bank, N.A.	02/06/19	19.52	—		1,460	(17,414)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase Bank, N.A.	03/24/20	0.00%	—		1,900	(789)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	04/07/20	0.00%	—		2,700	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	09/29/20	0.00%	—		500	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	09/29/20	0.00%	—		300	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase Bank, N.A.	10/02/20	0.00%	—		1,000	(916)

Total OTC Traded (premiums received $477,623)								$(239,890)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	0.93%	0.93%(Q)	CDX.NA.IG.31.V1(Q)	6,540	$(8,185)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	3,300	(1,932)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	3,000	(1,756)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,500	(2,434)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,500	(2,434)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	0.85%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	900	(2,475)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	01/16/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(410)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(676)
CDX.NA.IG.31.V1, 12/20/23	Put	Morgan Stanley Capital Services LLC	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(1,136)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	01/16/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	600	(351)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	01/16/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	500	(483)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	500	(811)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	400	(649)
CDX.NA.IG.31.V1, 12/20/23	Put	Morgan Stanley Capital Services LLC	01/16/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	400	(649)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs Bank USA	02/20/19	0.95%	0.95%(Q)	CDX.NA.IG.31.V1(Q)	6,770	(18,451)
CDX.NA.IG.31.V1, 12/20/23	Put	BNP Paribas	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,300	(2,780)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	1,100	(2,352)
CDX.NA.IG.31.V1, 12/20/23	Put	Morgan Stanley Capital Services LLC	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	900	(1,212)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	900	(2,453)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	800	(2,180)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	02/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(1,183)
CDX.NA.IG.31.V1, 12/20/23	Put	BNP Paribas	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(1,497)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(1,908)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	700	(2,494)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	600	(1,283)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.90%	1.00%(Q)	CDX.NA.IG.31.V1(Q)	600	(2,2137)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		500	$(845)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		500	(1,363)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		500	(1,363)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	0.95%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		500	(1,363)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(539)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(539)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(539)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	02/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(676)
CDX.NA.IG.31.V1, 12/20/23	Put	BNP Paribas	02/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(855)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	02/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		300	(507)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		1,300	(2,184)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		900	(1,512)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		900	(1,512)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		900	(2,912)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		800	(2,179)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		700	(1,176)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		700	(1,614)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		500	(1,153)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(672)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(922)
CDX.NA.IG.31.V1, 12/20/23	Put	Citibank, N.A.	03/20/19	1.05%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(1,090)
CDX.NA.IG.31.V1, 12/20/23	Put	Bank of America, N.A.	03/20/19	1.00%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		400	(1,294)
CDX.NA.IG.31.V1, 12/20/23	Put	JPMorgan Chase Bank, N.A.	03/20/19	1.20%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		300	(504)
CDX.NA.IG.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	1.10%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		300	(692)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		900	(1,722)
CDX.NA.IG.31.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	CDX.NA.IG.31.V1(Q)		600	(1,148)
iTraxx.30.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	iTraxx.30.V1(Q)	EUR	600	(1,038)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.30.V1, 12/20/23	Put	Goldman Sachs International	09/18/19	2.40%	1.00%(Q)	iTraxx.30.V1(Q)	EUR	300	$(519)

Total OTC Swaptions (premiums received $81,882)									$(96,743)

Total Options Written (premiums received $1,123,203)									$(1,264,631)

Financial futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
799	90 Day Euro Dollar	Mar. 2019	$194,336,775	$(27,017)
202	90 Day Euro Dollar	Jun. 2019	49,144,075	109,394
2	90 Day Euro Dollar	Sep. 2019	486,700	(900)
761	90 Day Euro Dollar	Dec. 2019	185,208,375	753,784
10	90 Day Euro Dollar	Mar. 2020	2,436,125	(6,150)
241	90 Day Euro Dollar	Jun. 2020	58,746,763	168,513
52	90 Day Euro Dollar	Mar. 2021	12,682,800	225
399	90 Day Sterling	Sep. 2019	62,899,993	58,081
119	2 Year U.S. Treasury Notes	Mar. 2019	25,265,188	40,485
82	3 Year Australian Treasury Bonds	Mar. 2019	17,621,980	23,328
113	5 Year Euro-Bobl	Mar. 2019	17,157,346	43,424
776	5 Year U.S. Treasury Notes	Mar. 2019	88,997,500	1,140,453
332	10 Year Australian Treasury Bonds	Mar. 2019	235,933,785	289,516
41	10 Year Canadian Government Bonds	Mar. 2019	4,107,508	127,088
300	10 Year Euro-Bund	Mar. 2019	56,212,835	440,642
39	10 Year Japanese Bonds	Mar. 2019	54,255,919	285,569
23	10 Year U.K. Gilt	Mar. 2019	3,610,826	18,316
63	10 Year U.S. Treasury Notes	Mar. 2019	7,686,984	185,492
36	10 Year U.S. Ultra Treasury Notes	Mar. 2019	4,682,813	151,272
884	20 Year U.S. Treasury Bonds	Mar. 2019	129,064,000	5,584,052
7	30 Year Euro Buxl	Mar. 2019	1,448,619	34,327
84	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	13,495,126	458,934
4	Amsterdam Index	Jan. 2019	447,045	(6,810)
76	ASX SPI 200 Index	Mar. 2019	7,442,085	29,002
90	Australian Dollar Currency	Mar. 2019	6,346,800	(153,990)
11	British Pound Currency	Mar. 2019	879,313	13,725
150	Euro STOXX 50 Index	Mar. 2019	5,111,195	(100,951)
42	Euro-BTP Italian Government Bond	Mar. 2019	6,150,895	266,169
89	FTSE 100 Index	Mar. 2019	7,553,928	(22,783)
5	Hang Seng China Enterprises Index	Jan. 2019	825,426	9,412
39	IBEX 35 Index	Jan. 2019	3,805,806	(12,306)
97	Japanese Yen Currency	Mar. 2019	11,119,838	321,919
144	Mexican Peso	Mar. 2019	3,618,720	84,424
370	Mini MSCI EAFE Index	Mar. 2019	31,746,000	275,675
77	Mini MSCI Emerging Markets Index	Mar. 2019	3,722,179	(88,794)
52	Russell 2000 E-Mini Index	Mar. 2019	3,507,400	14,595
60	Russian Ruble Currency	Mar. 2019	2,139,750	(89,275)
138	S&P 500 Index	Mar. 2019	86,429,400	(3,804,850)
19	Short Euro-BTP	Mar. 2019	2,410,293	19,535
106	TOPIX Index	Mar. 2019	14,443,775	(734,603)
23	Yen Denominated Nikkei 225 Index	Mar. 2019	2,079,034	(121,656)

				5,777,266

Short Positions:
86	90 Day Euro Dollar	Jun. 2019	20,922,725	(53,925)
63	90 Day Euro Dollar	Dec. 2019	15,332,625	(33,075)
319	90 Day Euro Dollar	Mar. 2020	77,712,388	(195,566)
200	90 Day Euro Dollar	Jun. 2020	48,752,500	(221,952)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
415	90 Day Euro Dollar	Dec. 2020	$101,187,375	$(758,908)
399	90 Day Sterling	Sep. 2020	62,804,637	(126,018)
17	2 Year U.S. Treasury Notes	Mar. 2019	3,609,313	(24,704)
13	3 Year Australian Treasury Bonds	Mar. 2019	2,793,729	(5,121)
100	5 Year U.S. Treasury Notes	Mar. 2019	11,468,750	(187,807)
15	10 Year Australian Treasury Bonds	Mar. 2019	10,659,659	(13,769)
442	10 Year Euro-Bund	Mar. 2019	82,820,243	(810,894)
13	10 Year Japanese Bonds	Mar. 2019	18,085,307	(80,198)
274	10 Year U.K. Gilt	Mar. 2019	43,015,933	(210,386)
1,556	10 Year U.S. Treasury Notes	Mar. 2019	189,856,313	(4,058,966)
46	10 Year U.S. Ultra Treasury Notes	Mar. 2019	5,983,594	(193,344)
122	20 Year U.S. Treasury Bonds	Mar. 2019	17,812,000	(777,742)
38	30 Year Euro Buxl	Mar. 2019	7,863,931	(131,785)
7	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,124,594	(59,117)
7	CAC40 10 Euro	Jan. 2019	379,238	(4,642)
16	Canadian Dollar Currency	Mar. 2019	1,176,160	26,336
16	DAX Index	Mar. 2019	4,840,339	92,940
4	Euro STOXX 50 Index	Mar. 2019	136,299	4,216
2	Euro-BONO Spanish Government Bonds	Mar. 2019	331,466	(3,070)
57	Euro-BTP Italian Government Bond	Mar. 2019	8,347,643	(221,450)
188	Euro-OAT	Mar. 2019	32,482,499	(157,861)
2	FTSE 100 Index	Mar. 2019	169,751	2,607
14	FTSE/MIB Index	Mar. 2019	1,460,168	(195)
2	Mini MSCI Emerging Markets Index	Mar. 2019	96,680	2,030
93	S&P 500 E-Mini Index	Mar. 2019	11,649,178	284,588
10	S&P/TSX 60 Index	Mar. 2019	1,255,933	(4,685)
16	TOPIX Index	Mar. 2019	2,180,192	65,170

				(7,857,293)

				$(2,080,027)

Commodity futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
109	Brent Crude	Mar. 2019	$5,864,199	$(1,406,386)
1	Brent Crude	Jun. 2019	54,570	(17,989)
8	Brent Crude	Aug. 2019	439,040	(189,499)
32	Coffee ’C’	Mar. 2019	1,222,200	(165,919)
7	Coffee ’C’	Sep. 2019	290,325	(35,737)
42	Copper	Mar. 2019	2,762,550	(95,316)
13	Copper	Sep. 2019	859,463	(61,499)
211	Corn	Mar. 2019	3,956,249	(73,289)
15	Cotton No. 2	Mar. 2019	541,500	(55,505)
24	Gasoline RBOB	Mar. 2019	1,322,496	(285,965)
6	Gasoline RBOB	May 2019	378,580	(41,953)
73	Gold 100 OZ	Feb. 2019	9,353,489	409,236
8	Gold 100 OZ	Aug. 2019	1,040,160	24,160
34	Hard Red Winter Wheat	Mar. 2019	830,875	(49,015)
21	Lean Hogs	Feb. 2019	512,190	1,012
4	Lean Hogs	Aug. 2019	131,960	(2,070)
26	Live Cattle	Feb. 2019	1,288,300	51,520
6	Live Cattle	Oct. 2019	277,500	4,377
13	LME Copper	Mar. 2019	1,940,169	(69,099)
22	LME Nickel	Jan. 2019	1,402,170	(280,416)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Commodity futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
47	LME Nickel	Mar. 2019	$3,012,183	$(245,781)
6	LME Nickel	Jun. 2019	387,576	(118,131)
7	LME Nickel	Sep. 2019	455,868	(76,023)
37	LME PRI Aluminum	Jan. 2019	1,686,044	(211,886)
17	LME PRI Aluminum	Feb. 2019	780,406	(112,948)
63	LME PRI Aluminum	Mar. 2019	2,910,600	(146,504)
14	LME PRI Aluminum	Apr. 2019	645,925	(74,626)
20	LME Zinc	Jan. 2019	1,241,250	(74,450)
8	LME Zinc	Feb. 2019	495,100	(127,859)
40	LME Zinc	Mar. 2019	2,470,501	(41,297)
6	LME Zinc	Jun. 2019	367,950	17,082
26	Low Sulphur Gas Oil	Feb. 2019	1,329,250	(104,300)
37	Natural Gas	Feb. 2019	1,087,800	(372,630)
187	Natural Gas	Mar. 2019	5,331,370	(2,027,497)
81	No. 2 Soft Red Winter Wheat	Mar. 2019	2,038,163	(62,625)
7	No. 2 Soft Red Winter Wheat	May 2019	178,675	(12,000)
18	NY Harbor ULSD	Feb. 2019	1,269,626	(124,287)
26	NY Harbor ULSD	Mar. 2019	1,823,531	(193,372)
21	Silver	Mar. 2019	1,631,700	126,835
12	Silver	Sep. 2019	947,820	48,137
73	Soybean	Mar. 2019	3,266,750	(115,825)
56	Soybean Meal	Mar. 2019	1,735,440	(30,703)
60	Soybean Oil	Mar. 2019	1,002,599	(46,755)
19	Soybean Oil	Jul. 2019	323,531	(11,376)
103	Sugar #11 (World)	Mar. 2019	1,387,781	(17,791)
30	Sugar #11 (World)	Jul. 2019	411,264	(9,742)
45	WTI Crude	Feb. 2019	2,043,449	(279,590)
81	WTI Crude	Mar. 2019	3,703,320	(613,535)

				(7,398,831)

Short Positions:
5	LME Copper	Mar. 2019	746,219	10,975
22	LME Nickel	Jan. 2019	1,402,170	20,388
7	LME Nickel	Mar. 2019	448,623	138,489
6	LME Nickel	Jun. 2019	387,576	75,174
2	LME Nickel	Sep. 2019	130,248	8,187
37	LME PRI Aluminum	Jan. 2019	1,686,044	88,875
17	LME PRI Aluminum	Feb. 2019	780,406	101,090
1	LME PRI Aluminum	Mar. 2019	46,200	1,951
2	LME PRI Aluminum	Apr. 2019	92,275	4,271
20	LME Zinc	Jan. 2019	1,241,250	54,363
8	LME Zinc	Feb. 2019	495,100	(15,315)
1	LME Zinc	Jun. 2019	61,325	1,983

				490,431

				$(6,908,400)

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/11/19	BNP Paribas	ARS	7,526	$193,959	$196,577	$2,618	$—
Expiring 01/15/19	Barclays Bank PLC	ARS	27,721	685,315	719,839	34,524	—
Expiring 01/15/19	Citibank, N.A.	ARS	14,454	446,801	375,331	—	(71,470)
Expiring 01/16/19	HSBC Bank USA, N.A.	ARS	9,126	233,999	236,628	2,629	—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Argentine Peso (continued),
Expiring 01/16/19	HSBC Bank USA, N.A.	ARS	5,909	$151,515	$153,217	$1,702	$—
Expiring 01/22/19	JPMorgan Chase Bank, N.A.	ARS	14,656	366,316	376,704	10,388	—
Expiring 01/22/19	JPMorgan Chase Bank, N.A.	ARS	3,103	93,289	79,750	—	(13,539)
Expiring 01/24/19	BNP Paribas	ARS	34,052	1,057,195	872,679	—	(184,516)
Expiring 01/24/19	BNP Paribas	ARS	17,064	398,779	437,325	38,546	—
Expiring 01/24/19	BNP Paribas	ARS	12,591	282,948	322,685	39,737	—
Expiring 01/24/19	BNP Paribas	ARS	12,557	294,760	321,804	27,044	—
Expiring 01/24/19	BNP Paribas	ARS	6,515	202,142	166,967	—	(35,175)
Expiring 01/24/19	JPMorgan Chase Bank, N.A.	ARS	8,446	203,038	216,463	13,425	—
Expiring 01/28/19	Citibank, N.A.	ARS	10,010	305,742	255,053	—	(50,689)
Expiring 02/15/19	Citibank, N.A.	ARS	34,010	836,192	848,215	12,023	—
Expiring 02/15/19	Citibank, N.A.	ARS	4,299	106,173	107,216	1,043	—
Expiring 03/14/19	Goldman Sachs International	ARS	6,768	159,548	163,604	4,056	—
Expiring 03/26/19	Citibank, N.A.	ARS	5,010	113,118	119,432	6,314	—
Expiring 03/26/19	Citibank, N.A.	ARS	3,274	70,955	78,048	7,093	—
Expiring 03/26/19	JPMorgan Chase Bank, N.A.	ARS	2,716	57,880	64,747	6,867	—
Expiring 03/26/19	JPMorgan Chase Bank, N.A.	ARS	1,680	35,623	40,049	4,426	—
Australian Dollar,
Expiring 01/04/19	HSBC Bank USA, N.A.	AUD	1,370	988,948	965,042	—	(23,906)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	AUD	1,030	725,621	725,542	—	(79)
Expiring 01/11/19	Citibank, N.A.	AUD	1,044	761,819	735,516	—	(26,303)
Expiring 01/11/19	Citibank, N.A.	AUD	877	631,211	617,861	—	(13,350)
Expiring 01/11/19	Goldman Sachs Bank, USA	AUD	2,211	1,589,238	1,557,686	—	(31,552)
Expiring 01/11/19	Goldman Sachs Bank, USA	AUD	825	592,376	581,227	—	(11,149)
Expiring 01/11/19	Goldman Sachs Bank, USA	AUD	512	365,007	360,712	—	(4,295)
Expiring 01/11/19	HSBC Bank USA, N.A.	AUD	1,660	1,199,860	1,169,498	—	(30,362)
Expiring 01/18/19	Citibank, N.A.	AUD	500	352,218	352,312	94	—
Expiring 01/18/19	Goldman Sachs International	AUD	2,068	1,475,766	1,457,161	—	(18,605)
Expiring 02/07/19	HSBC Bank USA, N.A.	AUD	510	405,450	359,492	—	(45,958)
Expiring 03/14/19	Goldman Sachs International	AUD	173	124,502	122,264	—	(2,238)
Expiring 03/20/19	Barclays Bank PLC	AUD	12,040	8,704,202	8,491,720	—	(212,482)
Expiring 03/20/19	Barclays Bank PLC	AUD	7,737	5,511,802	5,456,890	—	(54,912)
Expiring 03/20/19	Barclays Bank PLC	AUD	3,972	2,854,792	2,801,685	—	(53,107)
Expiring 03/20/19	Citibank, N.A.	AUD	4,368	3,228,259	3,080,754	—	(147,505)
Expiring 03/20/19	Citibank, N.A.	AUD	887	641,793	625,426	—	(16,367)
Expiring 03/20/19	Citibank, N.A.	AUD	887	642,213	625,425	—	(16,788)
Expiring 03/20/19	Citibank, N.A.	AUD	887	642,952	625,425	—	(17,527)
Expiring 03/20/19	Citibank, N.A.	AUD	887	648,258	625,425	—	(22,833)
Expiring 03/20/19	Citibank, N.A.	AUD	514	372,479	362,524	—	(9,955)
Expiring 03/20/19	Citibank, N.A.	AUD	356	259,886	251,087	—	(8,799)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	9,621	6,952,701	6,785,472	—	(167,229)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	7,334	5,220,969	5,172,378	—	(48,591)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	4,247	3,102,731	2,995,028	—	(107,703)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	3,024	2,178,195	2,132,710	—	(45,485)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	1,936	1,391,799	1,365,314	—	(26,485)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	1,817	1,283,585	1,281,827	—	(1,758)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	1,144	$807,420	$806,703	$—	$(717)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	878	636,067	619,473	—	(16,594)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	875	618,932	617,318	—	(1,614)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	748	527,895	527,294	—	(601)
Expiring 03/20/19	UBS AG	AUD	12,800	9,260,415	9,027,850	—	(232,565)
Brazilian Real,
Expiring 01/03/19	BNP Paribas	BRL	678	172,000	174,931	2,931	—
Expiring 01/03/19	Deutsche Bank AG	BRL	7,970	2,070,105	2,055,980	—	(14,125)
Expiring 01/03/19	Deutsche Bank AG	BRL	4,396	1,141,680	1,133,890	—	(7,790)
Expiring 01/03/19	Goldman Sachs Bank, USA	BRL	3,386	877,930	873,480	—	(4,450)
Expiring 01/03/19	Goldman Sachs Bank, USA	BRL	898	231,294	231,655	361	—
Expiring 01/03/19	JPMorgan Chase Bank, N.A.	BRL	9,752	2,498,719	2,515,704	16,985	—
Expiring 01/03/19	JPMorgan Chase Bank, N.A.	BRL	3,166	811,774	816,727	4,953	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	5,349	1,369,221	1,379,870	10,649	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	4,200	1,115,982	1,083,465	—	(32,517)
Expiring 01/03/19	Standard Chartered Bank	BRL	5,000	1,280,557	1,289,840	9,283	—
Expiring 01/15/19	Citibank, N.A.	BRL	2,344	628,654	604,240	—	(24,414)
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	BRL	2,003	521,407	516,306	—	(5,101)
Expiring 01/18/19	Barclays Bank PLC	BRL	4,780	1,262,193	1,231,975	—	(30,218)
Expiring 01/18/19	Barclays Bank PLC	BRL	1,619	428,024	417,274	—	(10,750)
Expiring 01/18/19	Barclays Bank PLC	BRL	1,468	390,805	378,451	—	(12,354)
Expiring 01/18/19	Citibank, N.A.	BRL	2,600	662,182	670,112	7,930	—
Expiring 01/18/19	Goldman Sachs International	BRL	2,778	737,849	715,989	—	(21,860)
Expiring 01/18/19	Goldman Sachs International	BRL	2,576	658,234	663,926	5,692	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	BRL	2,690	710,044	693,308	—	(16,736)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	BRL	1,842	471,727	474,748	3,021	—
Expiring 02/04/19	Deutsche Bank AG	BRL	3,386	874,145	871,662	—	(2,483)
Expiring 02/04/19	HSBC Bank USA, N.A.	BRL	407	104,000	104,773	773	—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	898	228,685	231,173	2,488	—
Expiring 03/14/19	Goldman Sachs International	BRL	1,161	297,297	297,793	496	—
Expiring 05/16/19	Goldman Sachs International	BRL	11,137	2,902,468	2,843,593	—	(58,875)
Expiring 05/16/19	Goldman Sachs International	BRL	9,787	2,298,220	2,498,943	200,723	—
Expiring 05/16/19	Goldman Sachs International	BRL	9,332	2,447,765	2,382,801	—	(64,964)
Expiring 05/16/19	Goldman Sachs International	BRL	9,024	2,399,115	2,304,200	—	(94,915)
Expiring 05/16/19	Goldman Sachs International	BRL	7,008	1,660,455	1,789,366	128,911	—
Expiring 05/16/19	Goldman Sachs International	BRL	1,053	272,691	268,970	—	(3,721)
Expiring 05/16/19	Goldman Sachs International	BRL	849	226,832	216,729	—	(10,103)
Expiring 05/16/19	Goldman Sachs International	BRL	711	168,312	181,421	13,109	—
British Pound,
Expiring 01/04/19	BNP Paribas	GBP	780	979,989	994,397	14,408	—
Expiring 01/04/19	HSBC Bank USA, N.A.	GBP	188	237,228	239,675	2,447	—
Expiring 01/11/19	Barclays Bank PLC	GBP	110	138,221	140,287	2,066	—
Expiring 01/11/19	Citibank, N.A.	GBP	2,493	3,186,828	3,179,418	—	(7,410)
Expiring 01/11/19	Citibank, N.A.	GBP	292	372,122	372,398	276	—
Expiring 01/11/19	Natwest Markets PLC	GBP	100	126,906	127,534	628	—
Expiring 01/11/19	Standard Chartered Bank	GBP	2,379	3,019,366	3,034,030	14,664	—

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 01/18/19	Goldman Sachs Bank USA	GBP	17	$21,766	$21,689	$—	$(77)
Expiring 03/14/19	Barclays Bank PLC	GBP	3,408	4,323,461	4,359,480	36,019	—
Expiring 03/14/19	Citibank, N.A.	GBP	1,185	1,502,606	1,515,124	12,518	—
Expiring 03/14/19	Goldman Sachs International	GBP	514	652,144	657,567	5,423	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	GBP	105	132,626	133,730	1,104	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	GBP	72	92,009	92,367	358	—
Expiring 03/14/19	State Street Bank	GBP	87	110,613	111,541	928	—
Expiring 03/14/19	UBS AG	GBP	1,108	1,405,119	1,416,797	11,678	—
Expiring 03/14/19	UBS AG	GBP	65	83,381	83,360	—	(21)
Expiring 03/20/19	Barclays Bank PLC	GBP	7,545	9,558,985	9,654,461	95,476	—
Expiring 03/20/19	Barclays Bank PLC	GBP	3,268	4,152,853	4,181,670	28,817	—
Expiring 03/20/19	Barclays Bank PLC	GBP	3,110	3,976,850	3,979,630	2,780	—
Expiring 03/20/19	Barclays Bank PLC	GBP	2,610	3,311,183	3,339,866	28,683	—
Expiring 03/20/19	Barclays Bank PLC	GBP	1,102	1,402,149	1,409,703	7,554	—
Expiring 03/20/19	Barclays Bank PLC	GBP	1,008	1,275,756	1,289,342	13,586	—
Expiring 03/20/19	Barclays Bank PLC	GBP	998	1,262,223	1,276,789	14,566	—
Expiring 03/20/19	Barclays Bank PLC	GBP	253	321,861	323,682	1,821	—
Expiring 03/20/19	Barclays Bank PLC	GBP	43	54,905	55,241	336	—
Expiring 03/20/19	Barclays Bank PLC	GBP	1	1,832	1,844	12	—
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,095,821	1,095,970	149	—
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,096,879	1,095,970	—	(909)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,097,954	1,095,969	—	(1,985)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,098,040	1,095,971	—	(2,069)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,098,480	1,095,969	—	(2,511)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,099,305	1,095,970	—	(3,335)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,099,798	1,095,970	—	(3,828)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,100,167	1,095,969	—	(4,198)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,102,571	1,095,970	—	(6,601)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,103,729	1,095,969	—	(7,760)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,104,712	1,095,969	—	(8,743)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,106,410	1,095,969	—	(10,441)
Expiring 03/20/19	Citibank, N.A.	GBP	857	1,106,531	1,095,971	—	(10,560)
Expiring 03/20/19	Citibank, N.A.	GBP	501	635,996	641,046	5,050	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	GBP	897	1,145,642	1,147,235	1,593	—
Expiring 03/20/19	Standard Chartered Bank	GBP	6,626	8,520,623	8,478,213	—	(42,410)
Expiring 03/20/19	Standard Chartered Bank	GBP	1,254	1,594,002	1,604,899	10,897	—
Expiring 03/20/19	Standard Chartered Bank	GBP	854	1,092,122	1,092,086	—	(36)
Expiring 03/20/19	Standard Chartered Bank	GBP	243	311,599	310,732	—	(867)
Expiring 03/20/19	UBS AG	GBP	875	1,108,856	1,119,592	10,736	—
Canadian Dollar,
Expiring 01/04/19	Goldman Sachs Bank, USA	CAD	992	741,551	726,714	—	(14,837)
Expiring 01/04/19	Goldman Sachs Bank, USA	CAD	327	244,521	239,552	—	(4,969)
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	2,527	1,905,188	1,851,575	—	(53,613)
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	1,866	1,415,577	1,367,250	—	(48,327)
Expiring 01/11/19	Natwest Markets PLC	CAD	3,115	2,313,228	2,282,412	—	(30,816)
Expiring 01/18/19	Citibank, N.A.	CAD	7,861	6,064,587	5,760,719	—	(303,868)
Expiring 01/18/19	Citibank, N.A.	CAD	300	219,974	219,857	—	(117)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	CAD	966	730,839	707,941	—	(22,898)
Expiring 03/14/19	BNP Paribas	CAD	164	120,475	120,440	—	(35)
Expiring 03/20/19	Barclays Bank PLC	CAD	1,817	1,360,522	1,333,678	—	(26,844)
Expiring 03/20/19	Barclays Bank PLC	CAD	329	241,911	241,731	—	(180)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	$1,600,252	$1,572,629	$—	$(27,623)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,604,293	1,572,628	—	(31,665)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,610,742	1,572,628	—	(38,114)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,611,339	1,572,629	—	(38,710)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,611,551	1,572,629	—	(38,922)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,613,595	1,572,628	—	(40,967)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,616,742	1,572,628	—	(44,114)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,617,914	1,572,628	—	(45,286)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,618,346	1,572,629	—	(45,717)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,618,514	1,572,629	—	(45,885)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,622,916	1,572,628	—	(50,288)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,626,201	1,572,628	—	(53,573)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,626,371	1,572,628	—	(53,743)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,628,880	1,572,628	—	(56,252)
Expiring 03/20/19	Citibank, N.A.	CAD	2,143	1,630,187	1,572,628	—	(57,559)
Expiring 03/20/19	Citibank, N.A.	CAD	21	15,518	15,410	—	(108)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	33,580	25,090,833	24,642,631	—	(448,202)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	6,120	4,575,776	4,491,325	—	(84,451)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	5,052	3,748,633	3,707,573	—	(41,060)
Expiring 03/20/19	Standard Chartered Bank	CAD	755	556,520	554,266	—	(2,254)
Expiring 03/20/19	Standard Chartered Bank	CAD	360	264,506	264,398	—	(108)
Expiring 03/20/19	UBS AG	CAD	5,300	3,965,641	3,889,375	—	(76,266)
Chilean Peso,
Expiring 01/18/19	Barclays Bank PLC	CLP	810,207	1,201,143	1,168,102	—	(33,041)
Expiring 02/19/19	Citibank, N.A.	CLP	5,087	7,542	7,337	—	(205)
Chinese Renminbi,
Expiring 01/18/19	Barclays Bank PLC	CNH	8,010	1,149,844	1,166,151	16,307	—
Expiring 01/18/19	Citibank, N.A.	CNH	504	73,277	73,376	99	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	CNH	681	98,077	99,144	1,067	—
Expiring 02/13/19	Goldman Sachs Bank, USA	CNH	4,628	666,000	673,725	7,725	—
Expiring 04/15/19	BNP Paribas	CNH	6,185	896,657	900,298	3,641	—
Expiring 04/15/19	BNP Paribas	CNH	4,107	598,934	597,833	—	(1,101)
Expiring 04/15/19	JPMorgan Chase Bank, N.A.	CNH	4,962	719,000	722,307	3,307	—
Expiring 04/15/19	Morgan Stanley & Co. International PLC	CNH	5,504	799,987	801,163	1,176	—
Expiring 04/15/19	Standard Chartered Bank	CNH	6,665	966,524	970,104	3,580	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	50,695	7,237,957	7,378,740	140,783	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	590	85,633	85,877	244	—
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	9,990	1,451,053	1,453,831	2,778	—
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	6,330	909,211	921,292	12,081	—
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	1,831	259,497	266,422	6,925	—
Colombian Peso,
Expiring 01/18/19	Barclays Bank PLC	COP	477,300	153,963	146,832	—	(7,131)
Expiring 01/18/19	Barclays Bank PLC	COP	201,340	64,948	61,938	—	(3,010)
Expiring 01/18/19	Citibank, N.A.	COP	6,906,049	2,292,160	2,124,513	—	(167,647)
Expiring 01/18/19	Goldman Sachs Bank USA	COP	61,350	19,197	18,873	—	(324)
Expiring 02/19/19	Citibank, N.A.	COP	3,095,614	977,876	950,869	—	(27,007)
Expiring 02/19/19	Citibank, N.A.	COP	2,252,094	711,416	691,768	—	(19,648)
Expiring 02/19/19	Citibank, N.A.	COP	718,294	224,960	220,635	—	(4,325)
Expiring 02/19/19	Citibank, N.A.	COP	124,059	38,804	38,107	—	(697)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Czech Koruna,
Expiring 03/14/19	Citibank, N.A.	CZK	1,541	$68,351	$68,741	$390	$—
Danish Krone,
Expiring 01/02/19	Goldman Sachs Bank, USA	DKK	1,145	179,537	175,741	—	(3,796)
Expiring 01/02/19	HSBC Bank USA, N.A.	DKK	548	83,925	84,143	218	—
Expiring 01/02/19	UBS AG	DKK	50,830	7,758,553	7,801,667	43,114	—
Expiring 03/14/19	Goldman Sachs International	DKK	101	15,407	15,516	109	—
Expiring 03/20/19	Citibank, N.A.	DKK	202	31,090	31,219	129	—
Expiring 03/20/19	Citibank, N.A.	DKK	1	154	155	1	—
Expiring 04/01/19	HSBC Bank USA, N.A.	DKK	4,535	699,741	701,680	1,939	—
Euro,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	EUR	423	480,679	484,825	4,146	—
Expiring 01/11/19	Barclays Bank PLC	EUR	3,587	4,115,941	4,113,817	—	(2,124)
Expiring 01/11/19	Barclays Bank PLC	EUR	1,577	1,793,518	1,808,612	15,094	—
Expiring 01/11/19	Barclays Bank PLC	EUR	446	511,766	511,503	—	(263)
Expiring 01/11/19	Barclays Bank PLC	EUR	289	330,255	331,445	1,190	—
Expiring 01/11/19	BNP Paribas	EUR	110	125,598	126,155	557	—
Expiring 01/11/19	Citibank, N.A.	EUR	295	337,109	338,326	1,217	—
Expiring 01/11/19	Goldman Sachs Bank, USA	EUR	1,053	1,198,437	1,207,653	9,216	—
Expiring 01/11/19	Goldman Sachs Bank, USA	EUR	339	386,561	388,789	2,228	—
Expiring 01/11/19	HSBC Bank USA, N.A.	EUR	292	331,928	334,885	2,957	—
Expiring 01/11/19	HSBC Bank USA, N.A.	EUR	219	249,906	251,164	1,258	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	133	152,353	152,533	180	—
Expiring 01/11/19	Natwest Markets PLC	EUR	100	114,422	114,687	265	—
Expiring 01/11/19	UBS AG	EUR	357	407,680	409,432	1,752	—
Expiring 01/16/19	Natwest Markets PLC	EUR	3,900	4,477,075	4,474,770	—	(2,305)
Expiring 01/18/19	Citibank, N.A.	EUR	1,011	1,161,742	1,160,204	—	(1,538)
Expiring 01/18/19	Citibank, N.A.	EUR	330	378,101	378,701	600	—
Expiring 01/18/19	Citibank, N.A.	EUR	306	348,643	351,138	2,495	—
Expiring 01/18/19	Citibank, N.A.	EUR	67	76,764	76,888	124	—
Expiring 01/18/19	Goldman Sachs Bank USA	EUR	301	344,774	345,422	648	—
Expiring 01/18/19	Goldman Sachs Bank USA	EUR	125	142,290	143,448	1,158	—
Expiring 01/18/19	Goldman Sachs Bank USA	EUR	86	98,932	98,692	—	(240)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	EUR	670	767,418	768,879	1,461	—
Expiring 01/24/19	Deutsche Bank AG	EUR	700	880,411	803,734	—	(76,677)
Expiring 03/14/19	Goldman Sachs International	EUR	639	735,176	736,231	1,055	—
Expiring 03/14/19	Goldman Sachs International	EUR	289	330,495	333,118	2,623	—
Expiring 03/14/19	UBS AG	EUR	177	204,352	204,259	—	(93)
Expiring 03/20/19	Barclays Bank PLC	EUR	65,737	75,060,872	75,824,236	763,364	—
Expiring 03/20/19	Barclays Bank PLC	EUR	734	842,865	847,062	4,197	—
Expiring 03/20/19	Barclays Bank PLC	EUR	167	190,902	192,943	2,041	—
Expiring 03/20/19	Barclays Bank PLC	EUR	155	177,214	178,982	1,768	—
Expiring 03/20/19	Citibank, N.A.	EUR	1,500	1,720,500	1,730,186	9,686	—
Expiring 03/20/19	Citibank, N.A.	EUR	1,167	1,344,475	1,346,085	1,610	—
Expiring 03/20/19	Citibank, N.A.	EUR	747	857,209	861,633	4,424	—
Expiring 03/20/19	Citibank, N.A.	EUR	147	168,850	169,559	709	—
Expiring 03/20/19	Citibank, N.A.	EUR	7	8,053	8,074	21	—
Expiring 03/20/19	Standard Chartered Bank	EUR	11,856	13,620,870	13,675,021	54,151	—
Expiring 05/28/19	HSBC Bank USA, N.A.	EUR	580	700,234	673,054	—	(27,180)
Expiring 06/19/19	Citibank, N.A.	EUR	8,188	9,527,127	9,519,967	—	(7,160)
Expiring 06/19/19	Goldman Sachs Bank, USA	EUR	4,196	4,913,112	4,878,576	—	(34,536)
Expiring 06/28/21	Morgan Stanley & Co. International PLC	EUR	15	19,178	18,518	—	(660)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Hungarian Forint,
Expiring 03/14/19	Bank of America, N.A.	HUF	22,519	$79,828	$80,776	$948	$—
Expiring 03/14/19	Goldman Sachs International	HUF	1,118	3,964	4,011	47	—
Indian Rupee,
Expiring 01/18/19	Barclays Bank PLC	INR	470,111	6,307,414	6,719,224	411,810	—
Expiring 01/18/19	Barclays Bank PLC	INR	50,253	689,909	718,259	28,350	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	INR	95,102	1,302,696	1,359,280	56,584	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	INR	9,198	128,464	131,466	3,002	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	INR	12,396	171,394	176,134	4,740	—
Expiring 03/20/19	Goldman Sachs Bank, USA	INR	32,840	459,625	466,357	6,732	—
Indonesian Rupiah,
Expiring 01/18/19	Citibank, N.A.	IDR	3,766,970	242,764	261,441	18,677	—
Expiring 01/18/19	Goldman Sachs Bank USA	IDR	7,527,740	512,614	522,451	9,837	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	IDR	10,439,460	712,008	724,535	12,527	—
Expiring 03/14/19	Goldman Sachs International	IDR	3,466,283	236,300	239,138	2,838	—
Expiring 03/20/19	Goldman Sachs Bank, USA	IDR	6,852,480	466,155	472,376	6,221	—
Israeli Shekel,
Expiring 03/14/19	Bank of America, N.A.	ILS	119	31,946	32,120	174	—
Japanese Yen,
Expiring 01/04/19	Standard Chartered Bank	JPY	27,854	247,347	254,214	6,867	—
Expiring 01/11/19	Barclays Bank PLC	JPY	178,000	1,577,472	1,625,480	48,008	—
Expiring 01/11/19	BNP Paribas	JPY	37,300	332,848	340,620	7,772	—
Expiring 01/11/19	UBS AG	JPY	91,500	807,742	835,569	27,827	—
Expiring 01/18/19	Citibank, N.A.	JPY	6,143	55,720	56,130	410	—
Expiring 01/18/19	Goldman Sachs Bank USA	JPY	7,329	64,845	66,966	2,121	—
Expiring 01/18/19	Goldman Sachs Bank USA	JPY	4,968	44,363	45,393	1,030	—
Expiring 03/14/19	Bank of America, N.A.	JPY	48,390	432,884	444,101	11,217	—
Expiring 03/14/19	Barclays Bank PLC	JPY	25,219	225,599	231,445	5,846	—
Expiring 03/14/19	Citibank, N.A.	JPY	38,651	345,760	354,723	8,963	—
Expiring 03/14/19	Goldman Sachs International	JPY	50,523	451,960	463,680	11,720	—
Expiring 03/14/19	Goldman Sachs International	JPY	12,280	111,900	112,698	798	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	JPY	34,244	306,337	314,278	7,941	—
Expiring 03/14/19	UBS AG	JPY	22,677	202,851	208,117	5,266	—
Expiring 03/20/19	Barclays Bank PLC	JPY	4,499,557	40,360,526	41,318,520	957,994	—
Expiring 03/20/19	Barclays Bank PLC	JPY	173,704	1,555,339	1,595,090	39,751	—
Expiring 03/20/19	Citibank, N.A.	JPY	239,615	2,179,349	2,200,336	20,987	—
Expiring 03/20/19	Citibank, N.A.	JPY	52,763	469,300	484,512	15,212	—
Expiring 03/20/19	Citibank, N.A.	JPY	3,180	28,790	29,202	412	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	JPY	139,362	1,244,192	1,279,736	35,544	—
Expiring 03/20/19	Standard Chartered Bank	JPY	868,247	7,766,016	7,972,941	206,925	—
Expiring 03/20/19	Standard Chartered Bank	JPY	4,589	41,524	42,141	617	—
Expiring 03/20/19	UBS AG	JPY	225,000	2,005,033	2,066,129	61,096	—
Expiring 03/20/19	UBS AG	JPY	75,000	678,382	688,710	10,328	—
Expiring 03/20/19	UBS AG	JPY	37,500	340,247	344,355	4,108	—
Expiring 03/20/19	UBS AG	JPY	25,000	222,409	229,570	7,161	—
Mexican Peso,
Expiring 01/11/19	Barclays Bank PLC	MXN	810	39,156	41,146	1,990	—
Expiring 01/11/19	BNP Paribas	MXN	10,936	531,955	555,458	23,503	—
Expiring 01/15/19	Citibank, N.A.	MXN	24,838	1,206,607	1,260,715	54,108	—
Expiring 01/18/19	Citibank, N.A.	MXN	29,300	1,452,667	1,486,444	33,777	—
Expiring 01/18/19	Citibank, N.A.	MXN	29,200	1,445,867	1,481,371	35,504	—
Expiring 01/18/19	Citibank, N.A.	MXN	8,500	425,398	431,221	5,823	—

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	MXN	3,410	$166,807	$172,996	$6,189	$—
Expiring 01/25/19	HSBC Bank USA, N.A.	MXN	52,319	2,714,896	2,651,118	—	(63,778)
Expiring 03/14/19	Deutsche Bank AG	MXN	5,771	269,000	290,328	21,328	—
Expiring 03/14/19	HSBC Bank USA, N.A.	MXN	2,363	120,000	118,898	—	(1,102)
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	MXN	17,124	839,722	861,453	21,731	—
New Taiwanese Dollar,
Expiring 01/18/19	Barclays Bank PLC	TWD	6,334	206,286	206,458	172	—
Expiring 01/18/19	Citibank, N.A.	TWD	7,164	234,962	233,511	—	(1,451)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	TWD	5,425	176,854	176,829	—	(25)
Expiring 03/14/19	BNP Paribas	TWD	12,419	406,190	406,503	313	—
New Zealand Dollar,
Expiring 01/04/19	BNP Paribas	NZD	720	489,772	483,300	—	(6,472)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	NZD	334	224,168	224,197	29	—
Expiring 03/20/19	Barclays Bank PLC	NZD	13,347	9,190,081	8,971,210	—	(218,871)
Expiring 03/20/19	Barclays Bank PLC	NZD	1,052	724,577	707,131	—	(17,446)
Expiring 03/20/19	Barclays Bank PLC	NZD	737	502,322	495,434	—	(6,888)
Expiring 03/20/19	Barclays Bank PLC	NZD	661	455,151	444,500	—	(10,651)
Expiring 03/20/19	Barclays Bank PLC	NZD	288	198,072	193,666	—	(4,406)
Expiring 03/20/19	Barclays Bank PLC	NZD	237	163,187	159,394	—	(3,793)
Expiring 03/20/19	Citibank, N.A.	NZD	2,455	1,657,183	1,650,093	—	(7,090)
Expiring 03/20/19	Citibank, N.A.	NZD	2,112	1,457,402	1,419,551	—	(37,851)
Expiring 03/20/19	Citibank, N.A.	NZD	1,507	1,039,962	1,012,909	—	(27,053)
Expiring 03/20/19	Citibank, N.A.	NZD	989	678,564	664,743	—	(13,821)
Expiring 03/20/19	Citibank, N.A.	NZD	937	642,631	629,791	—	(12,840)
Expiring 03/20/19	Citibank, N.A.	NZD	902	612,241	606,266	—	(5,975)
Expiring 03/20/19	Citibank, N.A.	NZD	792	536,301	532,248	—	(4,053)
Expiring 03/20/19	Citibank, N.A.	NZD	792	538,346	532,247	—	(6,099)
Expiring 03/20/19	Citibank, N.A.	NZD	792	538,378	532,247	—	(6,131)
Expiring 03/20/19	Citibank, N.A.	NZD	792	542,943	532,247	—	(10,696)
Expiring 03/20/19	Citibank, N.A.	NZD	792	542,977	532,248	—	(10,729)
Expiring 03/20/19	Citibank, N.A.	NZD	792	544,330	532,247	—	(12,083)
Expiring 03/20/19	Citibank, N.A.	NZD	792	549,939	532,247	—	(17,692)
Expiring 03/20/19	Citibank, N.A.	NZD	792	549,947	532,247	—	(17,700)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	8,168	5,663,199	5,489,686	—	(173,513)
Expiring 03/20/19	Standard Chartered Bank	NZD	100,793	69,376,554	67,746,501	—	(1,630,053)
Expiring 03/20/19	Standard Chartered Bank	NZD	4,996	3,439,875	3,357,916	—	(81,959)
Expiring 03/20/19	Standard Chartered Bank	NZD	168	115,273	112,615	—	(2,658)
Norwegian Krone,
Expiring 01/04/19	Goldman Sachs International	NOK	4,364	506,179	504,812	—	(1,367)
Expiring 01/11/19	BNP Paribas	NOK	6,337	743,170	733,292	—	(9,878)
Expiring 01/11/19	Goldman Sachs International	NOK	3,380	390,568	391,120	552	—
Expiring 01/18/19	Goldman Sachs International	NOK	11,538	1,333,388	1,335,588	2,200	—
Expiring 03/20/19	Barclays Bank PLC	NOK	26,873	3,159,770	3,118,930	—	(40,840)
Expiring 03/20/19	Barclays Bank PLC	NOK	7,817	914,664	907,275	—	(7,389)
Expiring 03/20/19	Barclays Bank PLC	NOK	3,929	466,459	456,034	—	(10,425)
Expiring 03/20/19	Citibank, N.A.	NOK	294	33,757	34,121	364	—
Expiring 03/20/19	Citibank, N.A.	NOK	1	115	116	1	—
Expiring 03/20/19	Standard Chartered Bank	NOK	81,540	9,405,554	9,463,536	57,982	—
Expiring 03/20/19	Standard Chartered Bank	NOK	41,692	4,830,556	4,838,828	8,272	—
Expiring 03/20/19	Standard Chartered Bank	NOK	35,602	4,178,725	4,132,003	—	(46,722)
Expiring 03/20/19	Standard Chartered Bank	NOK	24,197	2,798,183	2,808,347	10,164	—

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Norwegian Krone (continued),
Expiring 03/20/19	Standard Chartered Bank	NOK	12,293	$1,434,153	$1,426,750	$—	$(7,403)
Expiring 03/20/19	Standard Chartered Bank	NOK	8,408	975,379	975,794	415	—
Expiring 03/20/19	Standard Chartered Bank	NOK	7,218	843,902	837,687	—	(6,215)
Expiring 03/20/19	Standard Chartered Bank	NOK	5,370	615,841	623,230	7,389	—
Expiring 03/20/19	Standard Chartered Bank	NOK	3,361	385,103	390,120	5,017	—
Expiring 03/20/19	Standard Chartered Bank	NOK	2,408	277,066	279,491	2,425	—
Peruvian Nuevo Sol,
Expiring 01/18/19	Goldman Sachs International	PEN	4,174	1,254,659	1,238,245	—	(16,414)
Philippine Peso,
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	PHP	6,968	132,243	131,698	—	(545)
Polish Zloty,
Expiring 01/18/19	Barclays Bank PLC	PLN	1	252	250	—	(2)
Expiring 03/14/19	Bank of America, N.A.	PLN	1,461	388,232	390,918	2,686	—
Russian Ruble,
Expiring 01/18/19	Barclays Bank PLC	RUB	53,817	816,037	770,297	—	(45,740)
Expiring 01/18/19	Goldman Sachs International	RUB	1,455	21,637	20,826	—	(811)
Expiring 01/30/19	Citibank, N.A.	RUB	42,352	639,065	605,099	—	(33,966)
Expiring 01/30/19	Goldman Sachs Bank, USA	RUB	73,480	1,109,120	1,049,831	—	(59,289)
Expiring 01/30/19	JPMorgan Chase Bank, N.A.	RUB	12,379	183,980	176,866	—	(7,114)
Expiring 02/15/19	Standard Chartered Bank	RUB	80,791	1,218,330	1,152,026	—	(66,304)
Expiring 03/14/19	BNP Paribas	RUB	26,841	400,456	381,478	—	(18,978)
Saudi Arabian Riyal,
Expiring 02/14/19	Bank of America, N.A.	SAR	18,934	5,049,067	5,046,376	—	(2,691)
Expiring 11/14/19	Bank of America, N.A.	SAR	4,000	1,062,982	1,063,534	552	—
Singapore Dollar,
Expiring 03/14/19	Barclays Bank PLC	SGD	723	527,807	531,067	3,260	—
Expiring 03/20/19	Barclays Bank PLC	SGD	5,372	3,929,478	3,948,534	19,056	—
Expiring 03/20/19	Barclays Bank PLC	SGD	4,573	3,346,512	3,361,105	14,593	—
Expiring 03/20/19	Barclays Bank PLC	SGD	2,916	2,139,147	2,143,557	4,410	—
Expiring 03/20/19	Barclays Bank PLC	SGD	2,602	1,905,117	1,912,612	7,495	—
Expiring 03/20/19	Barclays Bank PLC	SGD	2,302	1,680,072	1,692,167	12,095	—
Expiring 03/20/19	Barclays Bank PLC	SGD	1,016	746,640	746,450	—	(190)
Expiring 03/20/19	Citibank, N.A.	SGD	15	10,942	11,026	84	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	7,630	5,584,703	5,608,009	23,306	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	5,054	3,693,071	3,714,622	21,551	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	1,083	791,927	795,852	3,925	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	825	602,507	606,634	4,127	—
South African Rand,
Expiring 01/18/19	Citibank, N.A.	ZAR	38	2,689	2,636	—	(53)
South Korean Won,
Expiring 01/04/19	BNP Paribas	KRW	594,336	527,310	532,725	5,415	—
Expiring 01/18/19	Barclays Bank PLC	KRW	548,316	482,970	491,701	8,731	—
Expiring 01/18/19	Citibank, N.A.	KRW	350,225	314,159	314,063	—	(96)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	KRW	355,139	317,258	318,470	1,212	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	KRW	204,602	181,016	183,477	2,461	—
Expiring 03/14/19	Citibank, N.A.	KRW	854,999	762,201	768,232	6,031	—
Expiring 03/20/19	Barclays Bank PLC	KRW	146,596	131,000	131,752	752	—
Expiring 03/20/19	BNP Paribas	KRW	297,947	266,000	267,778	1,778	—
Expiring 03/20/19	Citibank, N.A.	KRW	489,090	437,000	439,567	2,567	—

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
South Korean Won (continued),
Expiring 03/20/19	Citibank, N.A.	KRW	155,620	$140,000	$139,862	$—	$(138)
Swedish Krona,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	SEK	8,699	963,432	981,796	18,364	—
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	SEK	3,788	419,788	427,588	7,800	—
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	SEK	573	63,588	64,673	1,085	—
Expiring 01/11/19	BNP Paribas	SEK	4,401	489,456	497,033	7,577	—
Expiring 01/11/19	Citibank, N.A.	SEK	4,540	504,854	512,730	7,876	—
Expiring 01/11/19	Goldman Sachs International	SEK	3,820	422,912	431,416	8,504	—
Expiring 01/11/19	Goldman Sachs International	SEK	3,620	404,381	408,829	4,448	—
Expiring 01/11/19	UBS AG	SEK	11,625	1,301,046	1,312,884	11,838	—
Expiring 03/14/19	UBS AG	SEK	1,302	144,721	147,781	3,060	—
Expiring 03/20/19	Barclays Bank PLC	SEK	42,107	4,701,331	4,781,332	80,001	—
Expiring 03/20/19	Barclays Bank PLC	SEK	36,813	4,116,672	4,180,224	63,552	—
Expiring 03/20/19	Barclays Bank PLC	SEK	32,085	3,562,821	3,643,343	80,522	—
Expiring 03/20/19	Barclays Bank PLC	SEK	24,742	2,751,351	2,809,545	58,194	—
Expiring 03/20/19	Barclays Bank PLC	SEK	23,442	2,608,198	2,661,919	53,721	—
Expiring 03/20/19	Barclays Bank PLC	SEK	22,459	2,499,646	2,550,255	50,609	—
Expiring 03/20/19	Barclays Bank PLC	SEK	17,684	1,970,384	2,008,075	37,691	—
Expiring 03/20/19	Barclays Bank PLC	SEK	15,367	1,724,494	1,744,923	20,429	—
Expiring 03/20/19	Barclays Bank PLC	SEK	10,839	1,205,339	1,230,833	25,494	—
Expiring 03/20/19	Barclays Bank PLC	SEK	10,725	1,192,109	1,217,794	25,685	—
Expiring 03/20/19	Barclays Bank PLC	SEK	9,135	1,024,181	1,037,339	13,158	—
Expiring 03/20/19	Barclays Bank PLC	SEK	6,538	733,181	742,409	9,228	—
Expiring 03/20/19	Barclays Bank PLC	SEK	5,176	576,896	587,782	10,886	—
Expiring 03/20/19	Citibank, N.A.	SEK	5,156	578,179	585,479	7,300	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,211	2,262	51	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,214	2,262	48	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,216	2,262	46	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,219	2,262	43	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,222	2,263	41	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,221	2,262	41	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,222	2,262	40	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,225	2,262	37	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,227	2,262	35	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,229	2,262	33	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,231	2,262	31	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,241	2,263	22	—
Expiring 03/20/19	Citibank, N.A.	SEK	20	2,243	2,262	19	—
Expiring 03/20/19	Citibank, N.A.	SEK	2	223	227	4	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	53,190	5,950,990	6,039,846	88,856	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	39,634	4,408,628	4,500,509	91,881	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	3,286	372,150	373,103	953	—
Expiring 03/20/19	UBS AG	SEK	20,000	2,226,246	2,271,060	44,814	—
Swiss Franc,
Expiring 03/14/19	Goldman Sachs International	CHF	3	2,662	2,685	23	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	CHF	118	119,867	120,882	1,015	—
Expiring 03/14/19	UBS AG	CHF	57	58,003	58,490	487	—
Expiring 03/20/19	Citibank, N.A.	CHF	3,396	3,489,565	3,481,017	—	(8,548)
Expiring 03/20/19	Citibank, N.A.	CHF	1,329	1,354,897	1,362,270	7,373	—

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 03/20/19	Citibank, N.A.	CHF	621	$633,943	$636,546	$2,603	$—
Expiring 03/20/19	Citibank, N.A.	CHF	264	268,444	270,609	2,165	—
Expiring 03/20/19	Citibank, N.A.	CHF	28	28,370	28,701	331	—
Expiring 03/20/19	Citibank, N.A.	CHF	1	1,018	1,025	7	—
Expiring 03/20/19	Citibank, N.A.	CHF	1	1,019	1,025	6	—
Expiring 03/20/19	UBS AG	CHF	3,750	3,831,786	3,843,879	12,093	—
Expiring 03/20/19	UBS AG	CHF	250	254,293	256,259	1,966	—
Thai Baht,
Expiring 03/14/19	Citibank, N.A.	THB	11,307	346,051	347,938	1,887	—
Turkish Lira,
Expiring 01/18/19	Citibank, N.A.	TRY	14,676	2,280,003	2,742,936	462,933	—
Expiring 03/14/19	Citibank, N.A.	TRY	1,161	206,907	210,858	3,951	—

				$729,809,703	$728,383,502	5,927,815	(7,354,016)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/15/19	Citibank, N.A.	ARS	18,633	$563,697	$483,848	$79,849	$—
Expiring 01/15/19	Citibank, N.A.	ARS	17,986	544,205	467,047	77,158	—
Expiring 01/16/19	Bank of America, N.A.	ARS	11,570	284,207	300,002	—	(15,795)
Expiring 01/16/19	Citibank, N.A.	ARS	3,842	94,400	99,610	—	(5,210)
Expiring 01/22/19	Citibank, N.A.	ARS	9,384	241,172	241,193	—	(21)
Expiring 01/24/19	BNP Paribas	ARS	13,933	300,288	357,083	—	(56,795)
Expiring 01/24/19	BNP Paribas	ARS	6,599	162,946	169,126	—	(6,180)
Expiring 01/24/19	BNP Paribas	ARS	6,008	153,255	153,962	—	(707)
Expiring 01/24/19	BNP Paribas	ARS	3,952	99,790	101,273	—	(1,483)
Expiring 02/15/19	Barclays Bank PLC	ARS	26,650	656,081	664,655	—	(8,574)
Expiring 02/15/19	JPMorgan Chase Bank, N.A.	ARS	4,480	110,946	111,732	—	(786)
Expiring 03/26/19	Citibank, N.A.	ARS	13,911	314,404	331,629	—	(17,225)
Expiring 03/26/19	Goldman Sachs Bank USA	ARS	10,286	234,886	245,198	—	(10,312)
Expiring 03/29/19	Goldman Sachs Bank USA	ARS	2,841	59,811	67,493	—	(7,682)
Expiring 04/03/19	HSBC Bank USA, N.A.	ARS	2,805	65,630	66,276	—	(646)
Australian Dollar,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	AUD	2,058	1,477,978	1,449,676	28,302	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	AUD	342	245,966	240,908	5,058	—
Expiring 01/11/19	Citibank, N.A.	AUD	7,466	5,469,407	5,259,921	209,486	—
Expiring 01/11/19	Citibank, N.A.	AUD	5,699	4,174,947	4,015,040	159,907	—
Expiring 01/11/19	Morgan Stanley & Co. International PLC	AUD	268	189,280	188,810	470	—
Expiring 01/11/19	Natwest Markets PLC	AUD	127	89,745	89,473	272	—
Expiring 01/18/19	Barclays Bank PLC	AUD	530	387,308	373,450	13,858	—
Expiring 01/18/19	Citibank, N.A.	AUD	478	336,832	336,810	22	—
Expiring 01/18/19	Goldman Sachs International	AUD	7,147	5,075,298	5,035,693	39,605	—
Expiring 01/18/19	Goldman Sachs International	AUD	26	18,790	18,320	470	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	AUD	905	659,939	637,684	22,255	—
Expiring 03/14/19	Goldman Sachs International	AUD	332	233,735	233,887	—	(152)
Expiring 03/20/19	Barclays Bank PLC	AUD	45,079	32,626,032	31,794,146	831,886	—
Expiring 03/20/19	Barclays Bank PLC	AUD	1,359	979,215	958,719	20,496	—
Expiring 03/20/19	Barclays Bank PLC	AUD	850	612,624	599,379	13,245	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/20/19	Citibank, N.A.	AUD	3,270	$2,307,470	$2,306,333	$1,137	$—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	15,825	11,563,053	11,161,674	401,379	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	1,739	1,255,284	1,226,821	28,463	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	605	438,167	426,338	11,829	—
Brazilian Real,
Expiring 01/03/19	BNP Paribas	BRL	9,397	2,546,198	2,424,125	122,073	—
Expiring 01/03/19	BNP Paribas	BRL	1,485	389,222	383,082	6,140	—
Expiring 01/03/19	Citibank, N.A.	BRL	3,019	794,035	778,805	15,230	—
Expiring 01/03/19	Deutsche Bank AG	BRL	3,386	875,841	873,480	2,361	—
Expiring 01/03/19	Deutsche Bank AG	BRL	1,325	346,000	341,676	4,324	—
Expiring 01/03/19	Goldman Sachs Bank, USA	BRL	1,223	318,000	315,379	2,621	—
Expiring 01/03/19	HSBC Bank USA, N.A.	BRL	5,423	1,396,062	1,398,925	—	(2,863)
Expiring 01/03/19	HSBC Bank USA, N.A.	BRL	790	203,269	203,686	—	(417)
Expiring 01/03/19	JPMorgan Chase Bank, N.A.	BRL	9,616	2,561,876	2,480,621	81,255	—
Expiring 01/03/19	JPMorgan Chase Bank, N.A.	BRL	3,100	862,429	799,701	62,728	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	898	229,082	231,656	—	(2,574)
Expiring 01/03/19	Standard Chartered Bank	BRL	5,134	1,379,032	1,324,407	54,625	—
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	BRL	4,347	1,096,369	1,120,548	—	(24,179)
Expiring 01/18/19	Barclays Bank PLC	BRL	693	178,700	178,610	90	—
Expiring 01/18/19	Citibank, N.A.	BRL	3,124	806,090	805,166	924	—
Expiring 01/18/19	Citibank, N.A.	BRL	705	187,470	181,703	5,767	—
Expiring 01/18/19	Goldman Sachs International	BRL	1,990	518,688	512,893	5,795	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	BRL	3,903	1,034,333	1,005,955	28,378	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	BRL	2,819	725,845	726,556	—	(711)
Expiring 02/04/19	Deutsche Bank AG	BRL	7,970	2,066,027	2,051,702	14,325	—
Expiring 02/04/19	Deutsche Bank AG	BRL	4,396	1,139,431	1,131,531	7,900	—
Expiring 03/14/19	Deutsche Bank AG	BRL	1,209	316,000	310,299	5,701	—
Expiring 03/14/19	HSBC Bank USA, N.A.	BRL	405	120,000	103,926	16,074	—
Expiring 04/02/19	Goldman Sachs Bank, USA	BRL	910	232,897	233,196	—	(299)
Expiring 05/16/19	Goldman Sachs International	BRL	27,250	7,058,495	6,957,850	100,645	—
Expiring 05/16/19	Goldman Sachs International	BRL	10,387	2,686,513	2,652,254	34,259	—
Expiring 05/16/19	Goldman Sachs International	BRL	10,179	2,628,628	2,598,933	29,695	—
Expiring 05/16/19	Goldman Sachs International	BRL	879	220,737	224,545	—	(3,808)
Expiring 05/16/19	Goldman Sachs International	BRL	488	127,005	124,575	2,430	—
British Pound,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	GBP	566	715,165	721,575	—	(6,410)
Expiring 01/11/19	Bank of America, N.A.	GBP	348	445,370	443,818	1,552	—
Expiring 01/11/19	BNP Paribas	GBP	114	145,971	145,389	582	—
Expiring 01/11/19	Citibank, N.A.	GBP	772	985,004	984,477	527	—
Expiring 01/11/19	Goldman Sachs Bank, USA	GBP	13,193	16,870,799	16,825,537	45,262	—
Expiring 01/11/19	Goldman Sachs Bank, USA	GBP	7,800	9,974,398	9,947,638	26,760	—
Expiring 01/11/19	HSBC Bank USA, N.A.	GBP	99	125,155	126,258	—	(1,103)
Expiring 01/18/19	Barclays Bank PLC	GBP	66	84,429	84,204	225	—
Expiring 01/18/19	Barclays Bank PLC	GBP	47	59,689	59,963	—	(274)
Expiring 01/18/19	Citibank, N.A.	GBP	393	521,103	500,785	20,318	—
Expiring 01/18/19	Goldman Sachs Bank USA	GBP	200	257,866	255,162	2,704	—
Expiring 03/14/19	Goldman Sachs International	GBP	406	516,399	518,731	—	(2,332)
Expiring 03/20/19	Barclays Bank PLC	GBP	21,800	28,033,748	27,893,357	140,391	—
Expiring 03/20/19	Barclays Bank PLC	GBP	1,299	1,653,383	1,661,417	—	(8,034)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/20/19	Barclays Bank PLC	GBP	89	$112,467	$113,230	$—	$(763)
Expiring 03/20/19	Citibank, N.A.	GBP	3,136	3,985,215	4,012,617	—	(27,402)
Expiring 03/20/19	Citibank, N.A.	GBP	2,253	2,896,170	2,882,790	13,380	—
Expiring 03/20/19	Citibank, N.A.	GBP	1,126	1,454,245	1,440,754	13,491	—
Expiring 03/20/19	Citibank, N.A.	GBP	893	1,132,293	1,142,624	—	(10,331)
Expiring 03/20/19	Standard Chartered Bank	GBP	6,847	8,782,510	8,760,342	22,168	—
Expiring 06/18/19	Citibank, N.A.	GBP	303	406,081	389,356	16,725	—
Canadian Dollar,
Expiring 01/02/19	Citibank, N.A.	CAD	2,500	1,894,021	1,831,335	62,686	—
Expiring 01/03/19	BNP Paribas	CAD	242	177,186	177,278	—	(92)
Expiring 01/03/19	Citibank, N.A.	CAD	800	603,486	586,043	17,443	—
Expiring 01/03/19	Goldman Sachs International	CAD	700	528,440	512,788	15,652	—
Expiring 01/03/19	Standard Chartered PLC	CAD	1,300	985,296	952,320	32,976	—
Expiring 01/04/19	Goldman Sachs Bank, USA	CAD	658	491,861	482,034	9,827	—
Expiring 01/04/19	Goldman Sachs International	CAD	500	377,760	366,287	11,473	—
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	CAD	661	485,401	484,231	1,170	—
Expiring 01/11/19	Citibank, N.A.	CAD	2,749	2,089,419	2,014,238	75,181	—
Expiring 01/11/19	Goldman Sachs Bank, USA	CAD	8,129	6,132,479	5,956,253	176,226	—
Expiring 01/11/19	HSBC Bank USA, N.A.	CAD	818	612,461	599,362	13,099	—
Expiring 01/18/19	Barclays Bank PLC	CAD	1,296	976,259	949,784	26,475	—
Expiring 01/18/19	Barclays Bank PLC	CAD	962	739,734	704,624	35,110	—
Expiring 01/18/19	Barclays Bank PLC	CAD	420	308,073	307,800	273	—
Expiring 01/18/19	Citibank, N.A.	CAD	1,908	1,471,662	1,398,294	73,368	—
Expiring 01/18/19	Citibank, N.A.	CAD	335	246,070	245,507	563	—
Expiring 01/18/19	Goldman Sachs International	CAD	25	18,658	18,321	337	—
Expiring 03/14/19	Bank of America, N.A.	CAD	117	87,448	86,083	1,365	—
Expiring 03/14/19	BNP Paribas	CAD	683	509,316	501,362	7,954	—
Expiring 03/14/19	BNP Paribas	CAD	200	146,799	146,642	157	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	CAD	38	28,309	27,868	441	—
Expiring 03/20/19	Barclays Bank PLC	CAD	7,218	5,400,190	5,296,754	103,436	—
Expiring 03/20/19	Barclays Bank PLC	CAD	6,354	4,758,936	4,662,998	95,938	—
Expiring 03/20/19	Barclays Bank PLC	CAD	2,897	2,174,384	2,126,163	48,221	—
Expiring 03/20/19	Barclays Bank PLC	CAD	2,537	1,913,877	1,861,515	52,362	—
Expiring 03/20/19	Barclays Bank PLC	CAD	1,565	1,163,660	1,148,601	15,059	—
Expiring 03/20/19	Citibank, N.A.	CAD	7,450	5,490,678	5,467,140	23,538	—
Expiring 03/20/19	Citibank, N.A.	CAD	2,177	1,631,737	1,597,579	34,158	—
Expiring 03/20/19	Citibank, N.A.	CAD	2,115	1,583,070	1,552,080	30,990	—
Expiring 03/20/19	Citibank, N.A.	CAD	1,214	906,653	890,887	15,766	—
Expiring 03/20/19	Citibank, N.A.	CAD	848	623,025	622,300	725	—
Expiring 03/20/19	Citibank, N.A.	CAD	80	60,758	58,708	2,050	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,941	9,588	353	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,926	9,589	337	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,907	9,589	318	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,903	9,589	314	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,886	9,589	297	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,870	9,589	281	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,866	9,589	277	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,858	9,588	270	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,857	9,588	269	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,836	9,589	247	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,817	9,589	228	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,812	9,590	222	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/20/19	Citibank, N.A.	CAD	13	$9,785	$9,588	$197	$—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,775	9,588	187	—
Expiring 03/20/19	Citibank, N.A.	CAD	13	9,765	9,589	176	—
Expiring 03/20/19	Citibank, N.A.	CAD	2	1,495	1,468	27	—
Expiring 03/20/19	Citibank, N.A.	CAD	2	1,477	1,468	9	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	12,631	9,513,663	9,269,078	244,585	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	10,587	7,915,374	7,768,844	146,530	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	4,810	3,578,838	3,529,701	49,137	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	4,462	3,343,403	3,274,684	68,719	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	3,555	2,681,046	2,608,959	72,087	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	490	365,981	359,413	6,568	—
Expiring 03/20/19	Standard Chartered Bank	CAD	1,058	779,268	776,615	2,653	—
Chilean Peso,
Expiring 01/18/19	Barclays Bank PLC	CLP	47,901	69,121	69,060	61	—
Expiring 01/18/19	Goldman Sachs International	CLP	46,791	69,166	67,460	1,706	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	CLP	108,468	161,989	156,382	5,607	—
Expiring 03/14/19	Citibank, N.A.	CLP	53,377	78,158	76,977	1,181	—
Chinese Renminbi,
Expiring 01/03/19	Standard Chartered Bank	CNH	1,432	208,000	208,426	—	(426)
Expiring 01/18/19	Barclays Bank PLC	CNH	21,263	3,049,396	3,095,678	—	(46,282)
Expiring 01/18/19	Citibank, N.A.	CNH	7,081	1,014,999	1,030,847	—	(15,848)
Expiring 02/13/19	Citibank, N.A.	CNH	4,631	666,000	674,113	—	(8,113)
Expiring 03/14/19	Bank of America, N.A.	CNH	495	71,908	72,097	—	(189)
Expiring 03/14/19	Bank of America, N.A.	CNH	271	39,218	39,406	—	(188)
Expiring 04/15/19	BNP Paribas	CNH	4,756	686,269	692,222	—	(5,953)
Expiring 04/15/19	Credit Suisse International	CNH	5,099	726,823	742,280	—	(15,457)
Expiring 04/15/19	Standard Chartered Bank	CNH	4,908	706,472	714,452	—	(7,980)
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	47,950	7,187,055	6,979,184	207,871	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	1,530	227,903	222,720	5,183	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	1,042	152,153	151,613	540	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	763	109,972	111,099	—	(1,127)
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	75,549	10,765,800	10,995,013	—	(229,213)
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	50,695	7,214,472	7,377,843	—	(163,371)
Colombian Peso,
Expiring 01/18/19	Barclays Bank PLC	COP	485,402	149,331	149,324	7	—
Expiring 01/18/19	Citibank, N.A.	COP	543,626	167,605	167,236	369	—
Expiring 01/18/19	Goldman Sachs Bank USA	COP	431,725	135,507	132,812	2,695	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	COP	742,670	232,484	228,468	4,016	—
Czech Koruna,
Expiring 03/14/19	Citibank, N.A.	CZK	1,050	46,745	46,844	—	(99)
Danish Krone,
Expiring 01/02/19	Citibank, N.A.	DKK	51,818	8,198,457	7,953,313	245,144	—
Expiring 01/02/19	Goldman Sachs Bank, USA	DKK	550	86,241	84,417	1,824	—
Expiring 01/02/19	HSBC Bank USA, N.A.	DKK	410	62,559	62,929	—	(370)
Expiring 03/20/19	Citibank, N.A.	DKK	739	113,527	114,213	—	(686)
Expiring 03/20/19	Citibank, N.A.	DKK	471	72,506	72,793	—	(287)
Expiring 03/20/19	Citibank, N.A.	DKK	13	2,000	2,009	—	(9)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Danish Krone (continued),
Expiring 03/20/19	Citibank, N.A.	DKK	2	$308	$309	$—	$(1)
Expiring 04/01/19	HSBC Bank USA, N.A.	DKK	548	84,605	84,823	—	(218)
Expiring 04/01/19	UBS AG	DKK	50,830	7,820,546	7,864,697	—	(44,151)
Euro,
Expiring 01/04/19	Citibank, N.A.	EUR	211	240,496	241,839	—	(1,343)
Expiring 01/04/19	Goldman Sachs Bank, USA	EUR	800	909,489	916,926	—	(7,437)
Expiring 01/04/19	Goldman Sachs Bank, USA	EUR	219	250,074	251,008	—	(934)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	EUR	754	859,613	864,202	—	(4,589)
Expiring 01/11/19	Bank of America, N.A.	EUR	4,838	5,523,338	5,548,548	—	(25,210)
Expiring 01/11/19	Citibank, N.A.	EUR	23,749	27,106,531	27,237,158	—	(130,627)
Expiring 01/11/19	Citibank, N.A.	EUR	16,801	19,175,595	19,268,037	—	(92,442)
Expiring 01/11/19	Citibank, N.A.	EUR	350	398,039	401,404	—	(3,365)
Expiring 01/11/19	HSBC Bank USA, N.A.	EUR	1,251	1,426,898	1,434,732	—	(7,834)
Expiring 01/11/19	HSBC Bank USA, N.A.	EUR	1,087	1,238,186	1,246,219	—	(8,033)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	15,407	17,601,597	17,670,274	—	(68,677)
Expiring 01/11/19	UBS AG	EUR	24,876	28,373,092	28,529,520	—	(156,428)
Expiring 01/16/19	Morgan Stanley & Co. International PLC	EUR	6,906	7,898,465	7,923,892	—	(25,427)
Expiring 01/18/19	Barclays Bank PLC	EUR	300	348,325	344,274	4,051	—
Expiring 01/18/19	Barclays Bank PLC	EUR	130	148,668	149,185	—	(517)
Expiring 01/18/19	Barclays Bank PLC	EUR	2	2,274	2,295	—	(21)
Expiring 01/18/19	Citibank, N.A.	EUR	4,880	5,688,762	5,600,192	88,570	—
Expiring 01/18/19	Citibank, N.A.	EUR	300	346,558	344,274	2,284	—
Expiring 01/18/19	Citibank, N.A.	EUR	265	305,443	304,109	1,334	—
Expiring 01/18/19	Citibank, N.A.	EUR	265	302,569	304,109	—	(1,540)
Expiring 01/18/19	Citibank, N.A.	EUR	250	291,433	286,896	4,537	—
Expiring 01/18/19	Citibank, N.A.	EUR	249	285,928	285,748	180	—
Expiring 01/18/19	Citibank, N.A.	EUR	141	161,073	161,808	—	(735)
Expiring 01/18/19	Citibank, N.A.	EUR	139	159,086	159,514	—	(428)
Expiring 01/18/19	Citibank, N.A.	EUR	135	153,895	154,924	—	(1,029)
Expiring 01/18/19	Goldman Sachs Bank USA	EUR	197	224,453	226,074	—	(1,621)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	EUR	8,250	9,647,244	9,468,036	179,208	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	EUR	420	491,107	481,984	9,123	—
Expiring 01/24/19	HSBC Bank USA, N.A.	EUR	730	877,489	838,180	39,309	—
Expiring 02/07/19	Citibank, N.A.	EUR	548	694,206	629,937	64,269	—
Expiring 02/07/19	Citibank, N.A.	EUR	541	684,203	621,891	62,312	—
Expiring 03/14/19	Bank of America, N.A.	EUR	456	522,476	526,148	—	(3,672)
Expiring 03/14/19	Bank of New York Mellon	EUR	61	69,970	70,461	—	(491)
Expiring 03/14/19	Barclays Bank PLC	EUR	2,076	2,376,715	2,393,456	—	(16,741)
Expiring 03/14/19	BNP Paribas	EUR	421	482,436	485,827	—	(3,391)
Expiring 03/14/19	Goldman Sachs International	EUR	3,951	4,523,495	4,555,373	—	(31,878)
Expiring 03/14/19	Goldman Sachs International	EUR	321	368,485	370,017	—	(1,532)
Expiring 03/20/19	Barclays Bank PLC	EUR	6,569	7,565,064	7,576,886	—	(11,822)
Expiring 03/20/19	Barclays Bank PLC	EUR	3,829	4,421,530	4,416,929	4,601	—
Expiring 03/20/19	Barclays Bank PLC	EUR	2,693	3,094,759	3,106,702	—	(11,943)
Expiring 03/20/19	Barclays Bank PLC	EUR	938	1,078,001	1,081,497	—	(3,496)
Expiring 03/20/19	Barclays Bank PLC	EUR	877	1,005,756	1,011,087	—	(5,331)
Expiring 03/20/19	Barclays Bank PLC	EUR	439	503,412	506,137	—	(2,725)
Expiring 03/20/19	Barclays Bank PLC	EUR	180	207,650	207,725	—	(75)
Expiring 03/20/19	Barclays Bank PLC	EUR	132	151,076	152,175	—	(1,099)
Expiring 03/20/19	Barclays Bank PLC	EUR	42	48,150	48,535	—	(385)
Expiring 03/20/19	Citibank, N.A.	EUR	1,769	2,030,349	2,040,233	—	(9,884)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/20/19	Citibank, N.A.	EUR	1,769	$2,028,016	$2,040,235	$—	$(12,219)
Expiring 03/20/19	Citibank, N.A.	EUR	1,487	1,714,169	1,715,191	—	(1,022)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,021,080	1,020,118	962	—
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,018,405	1,020,118	—	(1,713)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,016,143	1,020,119	—	(3,976)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,015,567	1,020,117	—	(4,550)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,015,496	1,020,118	—	(4,622)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,015,057	1,020,119	—	(5,062)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,014,696	1,020,118	—	(5,422)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,013,564	1,020,117	—	(6,553)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,012,432	1,020,121	—	(7,689)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,010,315	1,020,118	—	(9,803)
Expiring 03/20/19	Citibank, N.A.	EUR	884	1,007,657	1,020,119	—	(12,462)
Expiring 03/20/19	Citibank, N.A.	EUR	657	751,384	757,822	—	(6,438)
Expiring 03/20/19	Citibank, N.A.	EUR	82	94,346	94,584	—	(238)
Expiring 03/20/19	Citibank, N.A.	EUR	63	72,185	72,668	—	(483)
Expiring 03/20/19	Citibank, N.A.	EUR	2	2,295	2,306	—	(11)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	EUR	120	136,832	138,061	—	(1,229)
Expiring 03/20/19	Standard Chartered Bank	EUR	3,222	3,710,555	3,716,082	—	(5,527)
Expiring 03/20/19	Standard Chartered Bank	EUR	987	1,136,562	1,138,282	—	(1,720)
Expiring 03/20/19	Standard Chartered Bank	EUR	453	519,933	522,489	—	(2,556)
Expiring 03/20/19	Standard Chartered Bank	EUR	93	106,583	107,585	—	(1,002)
Expiring 03/20/19	UBS AG	EUR	4,625	5,304,783	5,334,741	—	(29,958)
Expiring 05/28/19	Citibank, N.A.	EUR	583	680,448	676,535	3,913	—
Hong Kong Dollar,
Expiring 03/14/19	Goldman Sachs International	HKD	364	46,643	46,606	37	—
Indian Rupee,
Expiring 01/18/19	Barclays Bank PLC	INR	52,761	753,191	754,106	—	(915)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	INR	40,658	557,039	581,123	—	(24,084)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	INR	36,139	515,756	516,530	—	(774)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	INR	29,124	400,660	416,265	—	(15,605)
Expiring 03/06/19	JPMorgan Chase Bank, N.A.	INR	46,539	653,271	661,833	—	(8,562)
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	INR	2,336	33,143	33,187	—	(44)
Expiring 09/09/19	Barclays Bank PLC	INR	31,150	414,692	434,086	—	(19,394)
Indonesian Rupiah,
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	IDR	2,400,000	163,934	166,623	—	(2,689)
Expiring 01/18/19	Barclays Bank PLC	IDR	46,368,932	3,044,978	3,218,165	—	(173,187)
Expiring 01/18/19	Barclays Bank PLC	IDR	2,655,453	182,505	184,297	—	(1,792)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	IDR	5,046,080	343,504	350,215	—	(6,711)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	IDR	3,464,688	235,854	240,462	—	(4,608)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	IDR	859,618	55,711	59,661	—	(3,950)
Expiring 03/14/19	Goldman Sachs International	IDR	412,630	28,129	28,467	—	(338)
Expiring 03/20/19	HSBC Bank USA, N.A.	IDR	638,044	44,000	43,984	16	—
Israeli Shekel,
Expiring 03/14/19	Bank of America, N.A.	ILS	499	133,569	134,211	—	(642)
Japanese Yen,
Expiring 01/04/19	Morgan Stanley & Co. International PLC	JPY	111,726	991,005	1,019,686	—	(28,681)
Expiring 01/11/19	Citibank, N.A.	JPY	131,600	1,188,060	1,201,759	—	(13,699)
Expiring 01/18/19	Barclays Bank PLC	JPY	97,002	858,030	886,323	—	(28,293)
Expiring 01/18/19	Citibank, N.A.	JPY	1,009,330	9,073,101	9,222,405	—	(149,304)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 01/18/19	Citibank, N.A.	JPY	16,000	$145,278	$146,195	$—	$(917)
Expiring 01/18/19	Citibank, N.A.	JPY	16,000	142,451	146,195	—	(3,744)
Expiring 01/18/19	Goldman Sachs Bank USA	JPY	74,460	665,249	680,353	—	(15,104)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	JPY	164,181	1,470,207	1,500,147	—	(29,940)
Expiring 03/20/19	Barclays Bank PLC	JPY	503,560	4,491,606	4,624,090	—	(132,484)
Expiring 03/20/19	Barclays Bank PLC	JPY	179,507	1,593,212	1,648,379	—	(55,167)
Expiring 03/20/19	Barclays Bank PLC	JPY	156,726	1,428,246	1,439,186	—	(10,940)
Expiring 03/20/19	Barclays Bank PLC	JPY	131,615	1,177,501	1,208,596	—	(31,095)
Expiring 03/20/19	Barclays Bank PLC	JPY	128,705	1,144,186	1,181,874	—	(37,688)
Expiring 03/20/19	Barclays Bank PLC	JPY	119,465	1,061,752	1,097,023	—	(35,271)
Expiring 03/20/19	Barclays Bank PLC	JPY	106,782	949,091	980,557	—	(31,466)
Expiring 03/20/19	Barclays Bank PLC	JPY	71,042	644,286	652,364	—	(8,078)
Expiring 03/20/19	Citibank, N.A.	JPY	92,420	829,203	848,669	—	(19,466)
Expiring 03/20/19	Citibank, N.A.	JPY	92,420	826,694	848,670	—	(21,976)
Expiring 03/20/19	Citibank, N.A.	JPY	92,420	824,769	848,669	—	(23,900)
Expiring 03/20/19	Citibank, N.A.	JPY	92,420	819,714	848,669	—	(28,955)
Expiring 03/20/19	Citibank, N.A.	JPY	46,728	418,624	429,094	—	(10,470)
Expiring 03/20/19	Citibank, N.A.	JPY	33,149	296,138	304,401	—	(8,263)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	JPY	616,550	5,499,512	5,661,656	—	(162,144)
Expiring 03/20/19	Standard Chartered Bank	JPY	1,218,807	10,927,999	11,192,058	—	(264,059)
Expiring 03/20/19	Standard Chartered Bank	JPY	344,375	3,085,125	3,162,326	—	(77,201)
Expiring 03/20/19	Standard Chartered Bank	JPY	304,724	2,743,347	2,798,220	—	(54,873)
Expiring 03/20/19	Standard Chartered Bank	JPY	158,838	1,441,175	1,458,575	—	(17,400)
Expiring 03/20/19	Standard Chartered Bank	JPY	59,434	544,690	545,771	—	(1,081)
Mexican Peso,
Expiring 01/11/19	Goldman Sachs International	MXN	4,456	226,632	226,328	304	—
Expiring 01/11/19	Goldman Sachs International	MXN	2,440	123,886	123,932	—	(46)
Expiring 01/15/19	Citibank, N.A.	MXN	12,837	674,035	651,574	22,461	—
Expiring 01/15/19	Citibank, N.A.	MXN	12,001	579,899	609,141	—	(29,242)
Expiring 01/18/19	Barclays Bank PLC	MXN	9,000	439,606	456,587	—	(16,981)
Expiring 01/18/19	Citibank, N.A.	MXN	94,398	4,948,925	4,789,000	159,925	—
Expiring 01/18/19	Citibank, N.A.	MXN	54,829	2,783,490	2,781,587	1,903	—
Expiring 01/18/19	Citibank, N.A.	MXN	14,723	732,287	746,925	—	(14,638)
Expiring 01/18/19	Citibank, N.A.	MXN	6,345	322,008	321,894	114	—
Expiring 01/18/19	Goldman Sachs International	MXN	10,403	508,180	527,764	—	(19,584)
Expiring 01/18/19	Goldman Sachs International	MXN	2,380	115,805	120,742	—	(4,937)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	MXN	10,361	517,303	525,633	—	(8,330)
Expiring 01/25/19	HSBC Bank USA, N.A.	MXN	9,756	485,305	494,357	—	(9,052)
Expiring 03/06/19	Goldman Sachs International	MXN	17,615	846,450	887,379	—	(40,929)
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	MXN	1,600	80,312	80,481	—	(169)
New Taiwanese Dollar,
Expiring 01/18/19	Barclays Bank PLC	TWD	101,516	3,292,566	3,308,943	—	(16,377)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	TWD	274	8,896	8,931	—	(35)
Expiring 03/20/19	BNP Paribas	TWD	20,346	665,169	666,322	—	(1,153)
Expiring 03/20/19	BNP Paribas	TWD	9,582	313,257	313,800	—	(543)
New Zealand Dollar,
Expiring 01/04/19	Goldman Sachs International	NZD	358	246,202	240,307	5,895	—
Expiring 01/11/19	Citibank, N.A.	NZD	1,597	1,106,232	1,072,126	34,106	—
Expiring 01/11/19	Morgan Stanley & Co. International PLC	NZD	925	635,782	620,987	14,795	—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
New Zealand Dollar (continued),
Expiring 01/11/19	Morgan Stanley & Co. International PLC	NZD	847	$576,522	$568,623	$7,899	$—
Expiring 03/20/19	Barclays Bank PLC	NZD	7,843	5,295,712	5,271,582	24,130	—
Expiring 03/20/19	Barclays Bank PLC	NZD	345	234,930	232,134	2,796	—
Expiring 03/20/19	Barclays Bank PLC	NZD	305	209,260	204,767	4,493	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	4,223	2,835,834	2,838,392	—	(2,558)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	3,549	2,386,227	2,385,044	1,183	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	1,816	1,219,867	1,220,691	—	(824)
Expiring 03/20/19	Standard Chartered Bank	NZD	6,280	4,257,561	4,221,109	36,452	—
Expiring 03/20/19	Standard Chartered Bank	NZD	3,034	2,043,672	2,039,275	4,397	—
Expiring 03/20/19	Standard Chartered Bank	NZD	2	1,316	1,282	34	—
Norwegian Krone,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	NOK	8,539	974,976	987,760	—	(12,784)
Expiring 01/04/19	UBS AG	NOK	59	6,912	6,825	87	—
Expiring 01/18/19	Barclays Bank PLC	NOK	900	103,237	104,180	—	(943)
Expiring 03/20/19	Barclays Bank PLC	NOK	306,683	36,059,827	35,593,749	466,078	—
Expiring 03/20/19	Barclays Bank PLC	NOK	43,994	5,176,221	5,105,959	70,262	—
Expiring 03/20/19	Barclays Bank PLC	NOK	16,745	1,971,410	1,943,422	27,988	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,088,279	1,063,289	24,990	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,083,700	1,063,288	20,412	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,081,669	1,063,288	18,381	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,078,047	1,063,288	14,759	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,075,069	1,063,289	11,780	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,074,089	1,063,289	10,800	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,072,275	1,063,288	8,987	—
Expiring 03/20/19	Citibank, N.A.	NOK	9,162	1,070,208	1,063,288	6,920	—
Expiring 03/20/19	Standard Chartered Bank	NOK	38,017	4,500,966	4,412,215	88,751	—
Expiring 03/20/19	Standard Chartered Bank	NOK	2,629	304,820	305,175	—	(355)
Expiring 03/20/19	Standard Chartered Bank	NOK	2,159	254,556	250,570	3,986	—
Peruvian Nuevo Sol,
Expiring 01/18/19	Barclays Bank PLC	PEN	318	93,972	94,337	—	(365)
Expiring 01/18/19	Citibank, N.A.	PEN	263	78,053	78,021	32	—
Expiring 01/18/19	Goldman Sachs International	PEN	323	97,084	95,820	1,264	—
Expiring 01/18/19	Goldman Sachs International	PEN	209	61,697	62,001	—	(304)
Expiring 01/18/19	Goldman Sachs International	PEN	32	9,460	9,493	—	(33)
Expiring 02/19/19	BNP Paribas	PEN	2,909	858,998	861,823	—	(2,825)
Philippine Peso,
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	PHP	111,124	2,101,235	2,100,315	920	—
Polish Zloty,
Expiring 03/14/19	Bank of America, N.A.	PLN	234	62,300	62,679	—	(379)
Russian Ruble,
Expiring 01/15/19	Bank of America, N.A.	RUB	78,890	1,175,708	1,129,687	46,021	—
Expiring 01/15/19	Bank of America, N.A.	RUB	22,883	346,609	327,681	18,928	—
Expiring 01/15/19	Bank of America, N.A.	RUB	10,600	152,255	151,790	465	—
Expiring 01/18/19	Barclays Bank PLC	RUB	42,166	605,833	603,533	2,300	—
Expiring 01/18/19	Barclays Bank PLC	RUB	6,780	102,331	97,044	5,287	—
Expiring 01/18/19	Citibank, N.A.	RUB	68,364	1,035,446	978,517	56,929	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	RUB	43,101	635,050	616,917	18,133	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	RUB	37,600	558,925	538,179	20,746	—
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	RUB	7,388	111,081	105,746	5,335	—

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Russian Ruble (continued),
Expiring 01/30/19	Morgan Stanley & Co. International PLC	RUB	7,067	$101,000	$100,967	$33	$—
Saudi Arabian Riyal,
Expiring 02/14/19	Bank of America, N.A.	SAR	18,934	5,039,807	5,046,376	—	(6,569)
Expiring 11/14/19	Bank of America, N.A.	SAR	18,934	5,042,612	5,034,238	8,374	—
Singapore Dollar,
Expiring 03/14/19	Barclays Bank PLC	SGD	95	69,672	69,894	—	(222)
Expiring 03/20/19	Barclays Bank PLC	SGD	20,114	14,725,062	14,784,380	—	(59,318)
Expiring 03/20/19	Barclays Bank PLC	SGD	2,837	2,075,859	2,085,126	—	(9,267)
Expiring 03/20/19	Barclays Bank PLC	SGD	909	665,999	667,868	—	(1,869)
Expiring 03/20/19	Barclays Bank PLC	SGD	431	315,527	316,760	—	(1,233)
Expiring 03/20/19	Barclays Bank PLC	SGD	354	258,142	259,969	—	(1,827)
Expiring 03/20/19	Barclays Bank PLC	SGD	99	72,221	72,583	—	(362)
Expiring 03/20/19	Citibank, N.A.	SGD	17	12,494	12,496	—	(2)
Expiring 03/20/19	Citibank, N.A.	SGD	8	5,849	5,881	—	(32)
Expiring 03/20/19	Citibank, N.A.	SGD	8	5,839	5,880	—	(41)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	46,655	34,151,956	34,293,299	—	(141,343)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	4,942	3,605,528	3,632,763	—	(27,235)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	1,656	1,208,340	1,217,095	—	(8,755)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	799	582,587	587,454	—	(4,867)
South African Rand,
Expiring 01/18/19	Barclays Bank PLC	ZAR	2,500	172,906	173,363	—	(457)
Expiring 01/18/19	Barclays Bank PLC	ZAR	964	66,972	66,849	123	—
Expiring 01/18/19	Citibank, N.A.	ZAR	45,060	3,009,510	3,124,688	—	(115,178)
Expiring 01/18/19	Citibank, N.A.	ZAR	1,611	116,064	111,715	4,349	—
Expiring 01/18/19	JPM Chase Bank, N.A.	ZAR	4,055	276,905	281,195	—	(4,290)
Expiring 01/18/19	JPM Chase Bank, N.A.	ZAR	37	2,605	2,566	39	—
Expiring 03/14/19	Goldman Sachs International	ZAR	401	27,789	27,628	161	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	ZAR	3,452	239,241	237,848	1,393	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	ZAR	615	42,445	42,384	61	—
South Korean Won,
Expiring 01/04/19	BNP Paribas	KRW	1,119	1,000	1,003	—	(3)
Expiring 01/04/19	HSBC Bank USA, N.A.	KRW	184,800	165,000	165,643	—	(643)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	KRW	408,417	365,000	366,079	—	(1,079)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	KRW	5,451,899	4,816,889	4,888,982	—	(72,093)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	KRW	11,718	10,479	10,508	—	(29)
Expiring 03/14/19	Citibank, N.A.	KRW	90,727	81,501	81,520	—	(19)
Expiring 03/20/19	BNP Paribas	KRW	594,336	528,835	534,157	—	(5,322)
Expiring 03/20/19	Citibank, N.A.	KRW	3,522,102	3,142,630	3,165,470	—	(22,840)
Expiring 03/20/19	Citibank, N.A.	KRW	718,085	640,718	645,375	—	(4,657)
Expiring 03/20/19	Citibank, N.A.	KRW	41,307	37,000	37,124	—	(124)
Swedish Krona,
Expiring 01/04/19	Goldman Sachs International	SEK	2,235	247,534	252,260	—	(4,726)
Expiring 01/04/19	Morgan Stanley & Co. International PLC	SEK	8,876	980,024	1,001,817	—	(21,793)
Expiring 01/11/19	Morgan Stanley & Co. International PLC	SEK	130,570	14,437,912	14,746,082	—	(308,170)
Expiring 03/20/19	Barclays Bank PLC	SEK	16,868	1,871,562	1,915,396	—	(43,834)
Expiring 03/20/19	Barclays Bank PLC	SEK	6,137	689,971	696,850	—	(6,879)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Swedish Krona (continued),
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	$712,379	$719,288	$—	$(6,909)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	710,816	719,288	—	(8,472)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	708,566	719,288	—	(10,722)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	708,460	719,289	—	(10,829)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	708,446	719,288	—	(10,842)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	707,771	719,288	—	(11,517)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	707,269	719,288	—	(12,019)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	706,196	719,289	—	(13,093)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	705,749	719,288	—	(13,539)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	704,995	719,288	—	(14,293)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	703,787	719,289	—	(15,502)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	703,780	719,289	—	(15,509)
Expiring 03/20/19	Citibank, N.A.	SEK	6,334	702,865	719,288	—	(16,423)
Expiring 03/20/19	Citibank, N.A.	SEK	367	41,147	41,674	—	(527)
Expiring 03/20/19	Citibank, N.A.	SEK	95	10,614	10,787	—	(173)
Expiring 03/20/19	Citibank, N.A.	SEK	32	3,579	3,634	—	(55)
Expiring 03/20/19	Citibank, N.A.	SEK	6	672	681	—	(9)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	482,595	54,086,205	54,800,094	—	(713,889)
Swiss Franc,
Expiring 01/04/19	Goldman Sachs Bank, USA	CHF	487	493,579	495,661	—	(2,082)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	CHF	742	748,636	755,196	—	(6,560)
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	CHF	147	148,380	149,614	—	(1,234)
Expiring 01/11/19	BNP Paribas	CHF	245	246,519	249,523	—	(3,004)
Expiring 01/11/19	HSBC Bank USA, N.A.	CHF	1,911	1,921,501	1,946,279	—	(24,778)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,954,864	1,960,891	—	(6,027)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,951,908	1,960,891	—	(8,983)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,948,621	1,960,891	—	(12,270)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,948,262	1,960,891	—	(12,629)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,945,726	1,960,890	—	(15,164)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,944,005	1,960,890	—	(16,885)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,942,184	1,960,891	—	(18,707)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,941,866	1,960,891	—	(19,025)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,940,598	1,960,891	—	(20,293)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,939,816	1,960,891	—	(21,075)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,938,434	1,960,890	—	(22,456)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,936,742	1,960,891	—	(24,149)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,936,711	1,960,890	—	(24,179)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,935,846	1,960,890	—	(25,044)
Expiring 03/20/19	Citibank, N.A.	CHF	1,913	1,935,710	1,960,891	—	(25,181)
Expiring 03/20/19	Citibank, N.A.	CHF	401	407,253	411,039	—	(3,786)
Expiring 03/20/19	Citibank, N.A.	CHF	3	3,053	3,076	—	(23)
Turkish Lira,
Expiring 01/18/19	Barclays Bank PLC	TRY	4,554	783,641	851,142	—	(67,501)
Expiring 01/18/19	Barclays Bank PLC	TRY	364	68,198	68,029	169	—
Expiring 01/18/19	Barclays Bank PLC	TRY	40	7,224	7,476	—	(252)
Expiring 01/18/19	Goldman Sachs Bank USA	TRY	2,847	501,994	532,147	—	(30,153)
Expiring 01/18/19	JPM Chase Bank, N.A.	TRY	4,578	813,429	855,523	—	(42,094)
Expiring 01/18/19	JPMorgan Chase Bank, N.A.	TRY	1,228	215,628	229,507	—	(13,879)
Expiring 02/08/19	Goldman Sachs Bank USA	TRY	3,698	650,000	683,129	—	(33,129)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Uruguayan Peso,
Expiring 02/15/19	Citibank, N.A.	UYU	20,670	$619,236	$633,663	$—	$(14,427)

				$862,907,330	$861,792,205	6,657,919	(5,542,794)

						$12,585,734	$(12,896,810)

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
02/14/19	Buy	EUR	1,205	RON	5,632	$562	$—	JPMorgan Chase Bank, N.A.
04/23/19	Buy	EUR	111	SEK	1,143	—	(1,754)	Deutsche Bank AG
04/23/19	Buy	EUR	155	SEK	1,611	—	(4,067)	Natwest Markets PLC
04/23/19	Buy	SEK	2,257	EUR	220	2,426	—	Credit Suisse International

						$2,988	$(5,821)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Daimler AG	12/20/20	1.000%(Q)	EUR	150	0.442%	$2,469	$1,955	$(514)
Daimler AG	12/20/20	1.000%(Q)	EUR	100	0.442%	1,646	1,304	(342)
Deutsche Bank AG	12/20/19	1.000%(Q)	EUR	100	1.450%	(771)	(269)	502
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)		400	1.689%	69,247	44,131	(25,116)
General Electric Co.	12/20/20	1.000%(Q)		100	1.653%	(2,899)	(984)	1,915
General Electric Co.	12/20/23	1.000%(Q)		100	2.039%	(6,657)	(4,484)	2,173
Marks & Spencer Group PLC	06/20/23	1.000%(Q)	EUR	800	2.238%	(23,969)	(47,087)	(23,118)
Verizon Communications, Inc.	12/20/22	1.000%(Q)		300	0.199%	5,766	1,231	(4,535)

						$44,832	$(4,203)	$(49,035)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	1,200	$(34,330)	$(43,077)	$8,747	BNP Paribas
Japan Govt.	06/20/22	(1.000)%(Q)	1,000	(28,609)	(35,067)	6,458	Goldman Sachs Bank, USA
Japan Govt.	06/20/22	(1.000)%(Q)	800	(22,887)	(27,863)	4,976	Barclays Bank PLC
Japan Govt.	06/20/22	(1.000)%(Q)	500	(14,304)	(17,295)	2,991	Citibank, N.A.
Japan Govt.	06/20/22	(1.000)%(Q)	100	(2,861)	(3,457)	596	Bank of America, N.A.
People’s Republic of China	06/20/23	(1.000)%(Q)	900	(14,896)	(17,376)	2,480	Goldman Sachs Bank, USA
People’s Republic of China	06/20/23	(1.000)%(Q)	400	(6,620)	(7,629)	1,009	Barclays Bank PLC
Republic of Korea	12/20/22	1.000%(Q)	4,100	(110,851)	(58,295)	(52,556)	Barclays Bank PLC
Republic of Korea	06/20/23	(1.000)%(Q)	1,700	(47,581)	(41,217)	(6,364)	BNP Paribas
Republic of Korea	06/20/23	(1.000)%(Q)	800	(22,391)	(20,477)	(1,914)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Republic of Korea	06/20/23	(1.000)%(Q)	400	$(11,196)	$(9,978)	$(1,218)	HSBC Bank USA, N.A.
Saudi International Bond	12/20/22	1.000%(Q)	3,500	(16,015)	5,381	(21,396)	Barclays Bank PLC

				$(332,541)	$(276,350)	$(56,191)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Republic of Italy	03/20/19	1.000%(Q)	900	0.227%	$1,816	$(15,622)	$17,438	Deutsche Bank AG
Republic of South Africa	06/20/23	1.000%(Q)	200	2.113%	(8,949)	(10,045)	1,096	JPMorgan Chase Bank, N.A.
Republic of South Africa	12/20/23	1.000%(Q)	400	2.227%	(21,667)	(21,759)	92	JPMorgan Chase Bank, N.A.

					$(28,800)	$(47,426)	$18,626

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.31	12/20/23	5.000%(Q)		5,035	$(364,786)	$(108,755)	$256,031
CDX.NA.HY.31	12/20/23	5.000%(Q)		3,500	(257,360)	(75,599)	181,761
CDX.NA.IG.28	06/20/22	1.000%(Q)		32,300	(677,092)	(337,998)	339,094
iTraxx Europe Senior Financials Series 28.V1	12/20/22	1.000%(Q)	EUR	14,300	(396,435)	(87,282)	309,153
iTraxx Europe Senior Financials Series 30.V1	12/20/23	1.000%(Q)	EUR	3,000	(5,094)	16,754	21,848
iTraxx Europe Series 26.V1	12/20/21	1.000%(Q)	EUR	1,700	(27,429)	(30,719)	(3,290)
iTraxx Europe Series 26.V1	12/20/22	1.000%(Q)	EUR	4,900	(136,965)	(74,226)	62,739
iTraxx Europe Series S8.V1	12/20/22	1.000%(Q)	EUR	36,000	(991,436)	(545,330)	446,106

					$(2,856,597)	$(1,243,155)	$1,613,442

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.31	12/20/23	1.000%(Q)		15,138	0.877%	$179,840	$89,080	$(90,760)
iTraxx Europe Crossover Index	12/20/20	5.000%(Q)	EUR	125	2.412%	9,375	7,365	(2,010)
iTraxx Europe Crossover Index	06/20/21	5.000%(Q)	EUR	30	2.467%	2,777	2,105	(672)
iTraxx Europe Series 30.V1	12/20/23	1.000%(Q)	EUR	4,600	0.881%	87,938	32,119	(55,819)

						$279,930	$130,669	$(149,261)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.AAA.8	10/17/57	0.500%(M)	1,200	*	$2,440	$(63,017)	$65,457	Goldman Sachs Bank, USA

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
EUR	14,400	3 Month EURIBOR minus 27bps(Q)	16,327	3 Month LIBOR(Q)	Citibank, N.A.	06/19/19	$347,531	$279,450	$68,081
EUR	9,600	3 Month EURIBOR minus 28.3bps(Q)	10,885	3 Month LIBOR(Q)	Goldman Sachs Bank, USA	06/19/19	230,963	183,364	47,599
EUR	8,300	3 Month EURIBOR minus 21.50bps(Q)	9,411	3 Month LIBOR(Q)	Goldman Sachs Bank, USA	06/19/19	202,964	185,086	17,878
EUR	12,400	3 Month EURIBOR minus 27bps(Q)	14,060	3 Month LIBOR(Q)	Morgan Stanley Capital Services LLC	06/19/19	299,263	222,322	76,941

							$1,080,721	$870,222	$210,499

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	2,620	08/15/20	1.160%(T)	France CPI ex Tobacco Household(2)(T)	$1,854	$(30,824)	$(32,678)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR	1,010	01/15/23	1.350%(T)	France CPI ex Tobacco Household(1)(T)	$308	$19,578	$19,270
EUR	750	11/15/27	1.520%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(2,962)	16,062	19,024
EUR	390	01/15/28	1.575%(T)	France CPI ex Tobacco Household(1)(T)	—	14,908	14,908
EUR	360	02/15/28	1.590%(T)	France CPI ex Tobacco Household(1)(T)	(281)	14,541	14,822
EUR	250	02/15/28	1.606%(T)	France CPI ex Tobacco Household(1)(T)	—	10,599	10,599
EUR	1,000	03/15/28	1.535%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	130	23,832	23,702
EUR	760	05/15/28	1.620%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	48	24,104	24,056
EUR	2,180	07/15/28	1.621%(T)	France CPI ex Tobacco Household(1)(T)	—	92,310	92,310
EUR	300	03/15/33	1.710%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(533)	(11,576)	(11,043)
EUR	260	01/15/38	1.910%(T)	France CPI ex Tobacco Household(1)(T)	800	20,995	20,195
EUR	600	11/15/38	1.808%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	25,267	25,267
EUR	520	11/15/38	1.796%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	40	20,425	20,385
EUR	300	03/15/48	1.946%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	1,008	17,605	16,597
EUR	240	11/15/48	1.945%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	13,573	13,573
GBP	600	09/15/28	3.513%(T)	U.K. Retail Price Index(1)(T)	32	(4,038)	(4,070)
GBP	1,510	11/15/28	3.578%(T)	U.K. Retail Price Index(1)(T)	—	5,867	5,867
GBP	620	11/15/28	3.603%(T)	U.K. Retail Price Index(1)(T)	—	4,830	4,830
GBP	320	11/15/28	3.595%(T)	U.K. Retail Price Index(1)(T)	—	2,093	2,093
GBP	600	12/15/28	3.632%(T)	U.K. Retail Price Index(1)(T)	—	7,172	7,172
GBP	610	06/15/30	3.400%(T)	U.K. Retail Price Index(1)(T)	17,039	(1,164)	(18,203)
GBP	80	04/15/31	3.140%(T)	U.K. Retail Price Index(1)(T)	(8,477)	(7,858)	619
GBP	4,020	06/15/31	3.100%(T)	U.K. Retail Price Index(1)(T)	(488,894)	(483,975)	4,919

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	70	10/15/31	3.530%(T)	U.K. Retail Price Index(1)(T)	$1,911	$(616)	$(2,527)
GBP	2,460	09/15/32	3.470%(T)	U.K. Retail Price Index(1)(T)	(909)	(53,963)	(53,054)
GBP	310	09/15/33	3.500%(T)	U.K. Retail Price Index(1)(T)	242	(5,515)	(5,757)
GBP	500	10/15/33	3.579%(T)	U.K. Retail Price Index(1)(T)	—	3,043	3,043
GBP	300	04/15/35	3.358%(T)	U.K. Retail Price Index(1)(T)	(9,594)	(8,634)	960
GBP	510	10/15/46	3.585%(T)	U.K. Retail Price Index(2)(T)	(42,383)	(28,766)	13,617
GBP	600	03/15/47	3.428%(T)	U.K. Retail Price Index(2)(T)	37,188	36,011	(1,177)
	2,440	03/23/19	2.070%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	140	(13,790)	(13,930)
	1,700	07/15/20	2.168%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(17,943)	(17,943)
	800	11/23/20	2.026%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(5,281)	(5,281)
	700	11/25/20	2.021%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(4,504)	(4,504)
	600	07/26/21	1.550%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	20,308	9,827	(10,481)
	460	09/12/21	1.602%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	13,855	5,787	(8,068)
	600	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(5,572)	(5,572)
	3,320	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(63,611)	(63,611)
	2,530	04/13/23	2.220%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(56,660)	(56,660)
	1,200	04/27/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(198)	(29,844)	(29,646)
	500	05/09/23	2.252%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(12,183)	(12,183)
	760	05/10/23	2.281%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(19,161)	(19,161)
	600	07/26/26	1.730%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(32,162)	(13,690)	18,472
	1,900	08/30/26	1.762%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(93,215)	(33,829)	59,386
	460	09/12/26	1.801%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(21,247)	(6,812)	14,435

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Inflation swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
1,100	07/25/27	2.080%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$10,359	$10,359
570	09/20/27	2.180%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	9,626	9,626
600	09/25/27	2.150%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	8,121	8,121
1,300	10/17/27	2.155%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	18,917	18,917
1,680	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	3,645	61,903	58,258
750	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	30,846	30,846
500	05/09/28	2.352%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	20,195	20,195
760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	31,500	31,500
200	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(38)	8,008	8,046

				$(602,345)	$(331,905)	$270,440

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
3,000	11/23/20	1.570%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$28,794	$—	$28,794	Bank of America, N.A.
800	05/08/23	2.560%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(84,551)	—	(84,551)	Deutsche Bank AG

				$(55,757)	$—	$(55,757)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
BRL	400	01/04/21	8.880%(T)	1 Day BROIS(2)(T)	$394	$3,861	$3,467
CAD	21,500	07/16/20	2.300%(S)	3 Month CDOR(2)(S)	(32,004)	119,311	151,315
CAD	1,800	09/15/27	1.850%(S)	3 Month CDOR(1)(S)	51,502	61,380	9,878

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
CAD	2,200	12/18/48	2.750%(S)	3 Month CDOR(2)(S)	$(46,237)	$24,576	$70,813
EUR	26,400	03/20/21	0.000%(A)	6 Month EURIBOR(2)(S)	15,153	93,206	78,053
EUR	15,200	03/20/24	0.500%(A)	6 Month EURIBOR(2)(S)	41,907	220,123	178,216
EUR	14,200	06/19/24	0.500%(A)	6 Month EURIBOR(2)(S)	75,016	153,565	78,549
EUR	1,300	03/20/29	1.000%(A)	6 Month EURIBOR(2)(S)	(6,926)	21,883	28,809
EUR	13,100	06/19/29	1.000%(A)	6 Month EURIBOR(2)(S)	33,944	143,996	110,052
EUR	443	08/23/47	1.498%(A)	6 Month EURIBOR(1)(S)	(1,393)	(17,096)	(15,703)
EUR	1,200	03/20/49	1.500%(A)	6 Month EURIBOR(2)(S)	(28,771)	37,773	66,544
EUR	500	06/19/49	1.500%(A)	6 Month EURIBOR(2)(S)	7,814	13,326	5,512
GBP	25,900	09/18/20	1.250%(A)	3 Month GBP LIBOR(2)(Q)	(1,821)	43,271	45,092
GBP	20,600	12/18/20	1.500%(A)	3 Month GBP LIBOR(2)(Q)	58,478	89,674	31,196
GBP	8,800	03/20/21	1.000%(S)	6 Month GBP LIBOR(2)(S)	(59,143)	(41,507)	17,636
GBP	25,900	09/16/21	1.500%(A)	3 Month GBP LIBOR(1)(Q)	(14,994)	(77,481)	(62,487)
GBP	1,474	10/26/21	1.271%(S)	6 Month GBP LIBOR(1)(S)	717	(176)	(893)
GBP	6,960	10/30/21	1.385%(A)	3 Month GBP LIBOR(1)(A)	(2,467)	(10,513)	(8,046)
GBP	20,600	12/16/21	1.500%(A)	3 Month GBP LIBOR(1)(Q)	(9,015)	(52,304)	(43,289)
GBP	700	03/20/24	1.250%(S)	6 Month GBP LIBOR(2)(S)	(12,984)	(3,103)	9,881
GBP	1,600	03/20/29	1.500%(S)	6 Month GBP LIBOR(1)(S)	25,715	(9,757)	(35,472)
GBP	1,340	03/20/29	1.500%(S)	6 Month GBP LIBOR(1)(S)	21,536	(8,172)	(29,708)
GBP	3,350	03/20/49	1.750%(S)	6 Month GBP LIBOR(1)(S)	(78,414)	(215,757)	(137,343)
GBP	1,600	03/20/49	1.750%(S)	6 Month GBP LIBOR(2)(S)	(2,895)	103,048	105,943
JPY	839,000	06/20/24	0.127%(S)	6 Month JPY LIBOR(1)(S)	102	(41,992)	(42,094)
JPY	70,000	03/18/26	0.300%(S)	6 Month JPY LIBOR(1)(S)	(2,931)	(11,007)	(8,076)
JPY	1,020,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	16,773	(148,037)	(164,810)
JPY	157,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	(2,843)	(22,803)	(19,960)
JPY	110,000	09/20/27	0.300%(S)	6 Month JPY LIBOR(1)(S)	(6,947)	(16,244)	(9,297)
JPY	1,310,000	03/20/28	0.300%(S)	6 Month JPY LIBOR(1)(S)	56,397	(179,520)	(235,917)
JPY	70,000	06/18/28	0.399%(S)	6 Month JPY LIBOR(1)(S)	(67)	(14,894)	(14,827)
JPY	1,505,000	03/20/29	0.450%(S)	6 Month JPY LIBOR(1)(S)	(112,746)	(358,782)	(246,036)

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
JPY	230,000	03/20/29	0.450%(S)	6 Month JPY LIBOR(1)(S)	$(12,542)	$(54,831)	$(42,289)
JPY	2,730,000	06/19/33	1.500%(S)	6 Month JPY LIBOR(2)(S)	5,077,305	4,106,001	(971,304)
JPY	440,000	06/17/35	1.250%(S)	6 Month JPY LIBOR(2)(S)	670,659	535,757	(134,902)
JPY	328,174	12/20/38	0.750%(S)	6 Month JPY LIBOR(1)(S)	42,841	(118,113)	(160,954)
JPY	900	12/21/45	1.500%(S)	6 Month JPY LIBOR(1)(S)	(2,167)	(1,714)	453
JPY	229,200	04/19/47	0.785%(S)	6 Month JPY LIBOR(1)(S)	(1,905)	(48,025)	(46,120)
JPY	60,000	03/21/48	1.000%(S)	6 Month JPY LIBOR(1)(S)	(15,598)	(44,121)	(28,523)
MXN	31,900	04/13/20	7.190%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(30,580)	(30,580)
MXN	144,300	04/14/20	7.108%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(145,022)	(145,022)
MXN	85,500	04/15/20	7.075%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(87,401)	(87,401)
MXN	58,800	04/15/20	7.085%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(59,726)	(59,726)
MXN	113,400	05/28/20	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(94,026)	(94,026)
MXN	55,100	05/29/20	7.400%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(47,251)	(47,251)
MXN	111,800	06/01/20	7.340%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(104,884)	(104,884)
MXN	209,350	03/31/22	7.340%(M)	28 Day Mexican Interbank Rate(2)(M)	8,594	(387,318)	(395,912)
MXN	40,900	01/12/23	5.825%(M)	28 Day Mexican Interbank Rate(2)(M)	(162,413)	(199,102)	(36,689)
MXN	26,100	11/28/28	9.182%(M)	28 Day Mexican Interbank Rate(2)(M)	—	31,746	31,746
NZD	3,880	02/14/20	2.500%(S)	3 Month BBR(2)(Q)	3,567	13,497	9,930
NZD	700	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	2,137	(29,288)	(31,425)
	25,500	12/20/19	2.000%(S)	3 Month LIBOR(1)(Q)	(144,452)	59,984	204,436
	5,400	03/02/20	0.000%(3)	—(3)	—	1,813	1,813
	176,400	04/01/20	3.200%(S)	3 Month LIBOR(2)(Q)	14,018	430,850	416,832
	50,900	06/20/20	1.750%(S)	3 Month LIBOR(1)(Q)	923,432	723,113	(200,319)
	18,200	06/20/20	1.750%(S)	3 Month LIBOR(1)(Q)	342,390	258,559	(83,831)
	176,400	04/01/21	3.200%(S)	3 Month LIBOR(1)(Q)	1,103	(593,318)	(594,421)
	19,140	06/01/21	1.340%(S)	3 Month LIBOR(2)(Q)	—	(598,781)	(598,781)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
11,400	06/28/21	1.450%(S)	3 Month LIBOR(1)(Q)	$9,209	$249,661	$240,452
5,270	10/17/21	3.117%(S)	3 Month LIBOR(2)(Q)	—	79,589	79,589
26,890	12/18/21	3.230%(S)	3 Month LIBOR(2)(Q)	43,344	357,421	314,077
4,960	12/18/21	2.851%(S)	3 Month LIBOR(2)(Q)	3,807	34,856	31,049
15,500	04/26/22	0.000%(4)	—(4)	—	(898)	(898)
3,400	06/12/22	0.000%(5)	—(5)	—	4,391	4,391
2,500	06/12/22	0.000%(6)	—(6)	—	4,402	4,402
24,000	06/17/22	2.500%(S)	3 Month LIBOR(1)(Q)	(1,533,176)	68,776	1,601,952
13,000	06/19/22	0.000%(7)	—(7)	(975)	14,714	15,689
30,211	08/31/22	2.850%(S)	3 Month LIBOR(2)(Q)	(83,839)	508,942	592,781
400	12/16/22	2.250%(S)	3 Month LIBOR(2)(Q)	2,777	(5,030)	(7,807)
10,600	12/20/22	2.250%(S)	3 Month LIBOR(2)(Q)	13,351	(133,060)	(146,411)
9,000	04/27/23	0.000%(8)	—(8)	—	(371)	(371)
10,400	06/20/23	2.000%(S)	3 Month LIBOR(1)(Q)	410,781	254,238	(156,543)
9,900	06/20/23	2.000%(S)	3 Month LIBOR(2)(Q)	(382,463)	(244,452)	138,011
1,000	10/25/23	2.678%(S)	3 Month LIBOR(2)(Q)	—	4,585	4,585
1,000	11/19/23	2.670%(S)	3 Month LIBOR(2)(Q)	—	4,000	4,000
1,000	12/12/23	2.681%(S)	3 Month LIBOR(2)(Q)	—	4,329	4,329
7,200	12/19/23	2.750%(S)	3 Month LIBOR(2)(Q)	(28,797)	54,743	83,540
2,500	12/19/23	2.750%(S)	3 Month LIBOR(2)(Q)	(16,895)	19,888	36,783
700	12/19/23	2.500%(S)	3 Month LIBOR(2)(Q)	(5,628)	(2,928)	2,700
14,158	03/20/24	0.000%(9)	—(9)	466	24,527	24,061
1,900	04/30/25	2.683%(A)	1 Day USOIS(1)(A)	856	(55,080)	(55,936)
1,200	04/30/25	2.714%(A)	1 Day USOIS(1)(A)	(19)	(37,102)	(37,083)
600	04/30/25	2.710%(A)	1 Day USOIS(1)(A)	—	(18,452)	(18,452)
600	04/30/25	2.696%(A)	1 Day USOIS(1)(A)	—	(17,904)	(17,904)
600	04/30/25	2.673%(A)	1 Day USOIS(1)(A)	—	(16,876)	(16,876)
500	04/30/25	2.684%(A)	1 Day USOIS(1)(A)	(16)	(11,524)	(11,508)
4,900	05/31/25	2.959%(S)	3 Month LIBOR(1)(Q)	—	(103,854)	(103,854)
3,500	05/31/25	2.986%(S)	3 Month LIBOR(1)(Q)	—	(77,120)	(77,120)
1,150	03/16/26	2.400%(S)	3 Month LIBOR(1)(Q)	(12,524)	12,392	24,916
1,800	04/21/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	28,001	28,001
2,400	04/27/26	2.300%(S)	3 Month LIBOR(1)(Q)	—	37,461	37,461
15,120	05/23/26	1.738%(S)	3 Month LIBOR(1)(Q)	—	944,592	944,592
1,144	05/27/26	1.735%(S)	3 Month LIBOR(1)(Q)	—	71,663	71,663

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
9,200	07/27/26	2.000%(S)	3 Month LIBOR(1)(Q)	$186,330	$273,655	$87,325
1,050	07/27/26	1.850%(S)	3 Month LIBOR(1)(Q)	—	38,196	38,196
1,500	12/07/26	2.400%(S)	3 Month LIBOR(1)(Q)	17,003	20,196	3,193
1,610	12/21/26	1.750%(S)	3 Month LIBOR(1)(Q)	(39,281)	105,275	144,556
1,600	12/20/27	2.500%(S)	3 Month LIBOR(1)(Q)	(44,171)	23,535	67,706
7,460	04/17/28	3.100%(S)	3 Month LIBOR(1)(Q)	(22,376)	(80,945)	(58,569)
5,600	06/20/28	2.250%(S)	3 Month LIBOR(1)(Q)	348,516	212,330	(136,186)
600	06/20/28	2.250%(S)	3 Month LIBOR(1)(Q)	42,908	23,635	(19,273)
850	07/18/28	2.765%(S)	3 Month LIBOR(1)(Q)	—	(9,645)	(9,645)
7,400	09/13/28	3.134%(S)	3 Month LIBOR(1)(Q)	—	(79,079)	(79,079)
4,400	12/19/28	3.000%(S)	3 Month LIBOR(1)(Q)	67,279	(103,168)	(170,447)
700	12/19/28	3.000%(S)	3 Month LIBOR(1)(Q)	(735)	(17,827)	(17,092)
6,300	06/19/29	3.000%(S)	3 Month LIBOR(1)(Q)	(79,224)	(152,922)	(73,698)
4,413	07/19/29	3.000%(S)	3 Month LIBOR(2)(Q)	—	96,100	96,100
5,928	12/18/29	3.300%(S)	3 Month LIBOR(1)(Q)	(30,618)	(274,249)	(243,631)
4,847	02/15/36	3.000%(S)	3 Month LIBOR(2)(Q)	2,962	96,722	93,760
5,395	11/15/43	2.950%(S)	3 Month LIBOR(1)(Q)	(25,666)	(79,066)	(53,400)
3,720	11/15/43	2.734%(S)	3 Month LIBOR(1)(Q)	—	94,417	94,417
3,191	11/15/43	2.630%(S)	3 Month LIBOR(1)(Q)	3,468	142,091	138,623
3,243	02/15/44	3.330%(S)	3 Month LIBOR(1)(Q)	(77,468)	(274,430)	(196,962)
3,552	05/15/44	3.000%(S)	3 Month LIBOR(1)(Q)	3,364	(82,641)	(86,005)
1,190	12/15/47	2.000%(A)	1 Day USOIS(1)(A)	2,210	126,439	124,229
8,900	12/20/47	2.750%(S)	3 Month LIBOR(1)(Q)	(287,175)	220,784	507,959
1,190	12/20/47	2.750%(S)	3 Month LIBOR(1)(Q)	56,219	29,521	(26,698)
547	12/20/47	2.478%(A)	1 Day USOIS(1)(A)	2,821	4,042	1,221
200	12/20/47	2.499%(A)	1 Day USOIS(1)(A)	—	600	600
200	12/20/47	2.428%(A)	1 Day USOIS(1)(A)	—	3,584	3,584
2,000	06/20/48	2.500%(S)	3 Month LIBOR(1)(Q)	222,332	153,279	(69,053)
1,810	06/20/48	2.500%(S)	3 Month LIBOR(1)(Q)	216,893	138,701	(78,192)
100	10/25/48	2.969%(S)	3 Month LIBOR(1)(Q)	—	(1,972)	(1,972)
1,900	12/19/48	3.000%(S)	3 Month LIBOR(1)(Q)	53,208	(51,544)	(104,752)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
	1,600	12/19/48	3.000%(S)	3 Month LIBOR(1)(Q)	$95,543	$(43,401)	$(138,944)
	1,840	07/19/49	3.000%(S)	3 Month LIBOR(1)(Q)	(7,439)	(48,543)	(41,104)
ZAR	6,200	06/20/23	7.250%(Q)	3 Month JIBAR(2)(Q)	2,002	(5,947)	(7,949)
ZAR	38,922	02/22/28	7.660%(Q)	3 Month JIBAR(2)(Q)	(196)	(79,525)	(79,329)
ZAR	7,377	04/26/28	7.705%(Q)	3 Month JIBAR(2)(Q)	(89)	(14,360)	(14,271)
ZAR	12,817	06/27/28	8.343%(Q)	3 Month JIBAR(2)(Q)	(67)	11,024	11,091

					$5,858,631	$5,891,049	$32,418

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	43,000	01/02/19	9.925%(T)	1 Day BROIS(2)(T)	$417,898	$—	$417,898	Goldman Sachs Bank USA
BRL	35,100	01/02/20	8.270%(T)	1 Day BROIS(2)(T)	211,639	—	211,639	JP Morgan Chase Bank, N.A.
BRL	33,370	01/02/20	8.270%(T)	1 Day BROIS(2)(T)	201,208	1,568	199,640	JP Morgan Chase Bank, N.A.
BRL	55,900	01/04/21	9.230%(T)	1 Day BROIS(2)(T)	562,196	—	562,196	Bank of America, N.A.
BRL	32,940	01/04/21	12.487%(T)	1 Day BROIS(2)(T)	1,046,881	—	1,046,881	Bank of America, N.A.
BRL	21,060	01/04/21	9.230%(T)	1 Day BROIS(2)(T)	211,804	78	211,726	Bank of America, N.A.
ILS	4,050	02/16/20	0.290%(A)	3 Month TELBOR(1)(Q)	579	30	549	Goldman Sachs Bank, USA
ILS	2,480	03/21/20	0.270%(A)	3 Month TELBOR(1)(Q)	1,238	—	1,238	Goldman Sachs Bank, USA
ILS	2,130	06/20/20	0.374%(A)	3 Month TELBOR(1)(Q)	1,155	—	1,155	Barclays Bank PLC
ILS	2,050	06/20/20	0.420%(A)	3 Month TELBOR(1)(Q)	605	—	605	JPMorgan Chase Bank, N.A.
ILS	1,660	06/20/20	0.370%(A)	3 Month TELBOR(1)(Q)	936	126	810	Goldman Sachs Bank, USA
ILS	1,320	06/20/20	0.370%(A)	3 Month TELBOR(1)(Q)	745	—	745	HSBC Bank USA, N.A.
ILS	850	02/16/28	1.971%(A)	3 Month TELBOR(2)(Q)	1,707	(62)	1,769	Goldman Sachs Bank, USA
ILS	520	03/21/28	1.883%(A)	3 Month TELBOR(2)(Q)	(535)	—	(535)	Goldman Sachs Bank, USA
ILS	460	06/20/28	1.950%(A)	3 Month TELBOR(2)(Q)	(703)	—	(703)	Barclays Bank PLC
ILS	440	06/20/28	2.078%(A)	3 Month TELBOR(2)(Q)	717	—	717	JPMorgan Chase Bank, N.A.
ILS	360	06/20/28	1.998%(A)	3 Month TELBOR(2)(Q)	(128)	—	(128)	Goldman Sachs Bank, USA
ILS	280	06/20/28	1.998%(A)	3 Month TELBOR(2)(Q)	(100)	18	(118)	HSBC Bank USA, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
KRW	3,799,700	07/10/27	2.020%(Q)	3 Month KWCDC(1)(Q)	$(58,867)	$—	$(58,867)	BNP Paribas

					$2,598,975	$1,758	$2,597,217

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 1 Month LIBOR plus 11.70 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(4)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(5)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(6)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(7)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.50 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(8)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(9)	The Portfolio pays the floating rate of 3 Month LIBOR quarterly and receives the floating rate of 1 Day USOIS plus 31.00 bps quarterly.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
10 Year Canadian Government Bonds(M)	—	Bank of America, N.A.	03/29/19	CAD	5,669	(155,463)	$—	(155,463)
10 Year Euro-Bund Futures(M)	—	Bank of America, N.A.	03/31/19	EUR	33	62,717	—	62,717
10 Year Japanese Bonds(M)	—	Bank of America, N.A.	04/30/19	JPY	1,000	4,249	—	4,249
10 Year U.K. Gilt(M)	—	Bank of America, N.A.	03/31/19	GBP	10,539	(68,363)	—	(68,363)
10 Year U.S. Treasury Notes Futures(M)	—	Bank of America, N.A.	03/29/19		15,698	(163,910)	—	(163,910)
2U, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	8,233	—	8,233
AA PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(21)	1,362	—	1,362
Abbott Laboratories(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	4,959	—	4,959
AbbVie, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		8	37,309	—	37,309
ABIOMED, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	2,231	—	2,231
Acadia Healthcare Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(8)	41,444	—	41,444
Accor SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(12)	(5,433)	—	(5,433)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Activision Blizzard, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,027)	$—	(1,027)
Acuity Brands, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	866	—	866
Adient PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(8)	29,952	—	29,952
Adobe Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(48,731)	—	(48,731)
Advanced Micro Devices, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)	10,924	—	10,924
AES Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(5,629)	—	(5,629)
Aflac, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		27	69,214	—	69,214
Agilent Technologies, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,784)	—	(1,784)
Agios Pharmaceuticals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	62,141	—	62,141
AGL Energy Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	01/17/19	AUD	7	5,680	—	5,680
AIA Group Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	01/17/19	HKD	(53)	(20,047)	—	(20,047)
Air France-KLM(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(2)	(1,027)	—	(1,027)
Air Lease Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(18,317)	—	(18,317)
Airbus SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(7)	29,367	—	29,367
Akamai Technologies, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(40,697)	—	(40,697)
Akorn, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(21)	17,727	—	17,727
Alaska Air Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)	15,614	—	15,614
Albemarle Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)	51,862	—	51,862

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Alcatel-Lucent(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(18,718)	$—	(18,718)
Alerian MLP Total Return Index(Q)	3 Month LIBOR + 48 bps(Q)	JPMorgan Chase Bank, N.A.	05/25/19		732	(65,294)	—	(65,294)
Alerian MLP Total Return Index(Q)	3 Month LIBOR + 47 bps(Q)	BNP Paribas	05/25/19		313	(27,841)	—	(27,841)
Align Technology, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(2,921)	—	(2,921)
Alkermes PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(8)	40,345	—	40,345
Allegheny Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(19)	54,412	—	54,412
Alliance Data Systems Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	123	—	123
Allscripts Healthcare Solutions, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(19)	3,022	—	3,022
Allstate Corp. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(4,239)	—	(4,239)
Alnylam Pharmaceuticals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	13,750	—	13,750
Alphabet, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(2,302)	—	(2,302)
Altran Technologies SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(5)	(1,999)	—	(1,999)
Altria Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(11)	4,014	—	4,014
Amadeus IT Group SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	2	1,374	—	1,374
Amazon.com, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(3,477)	—	(3,477)
AMC Networks, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(2,625)	—	(2,625)
Amdocs Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(6,957)	—	(6,957)
AMERCO(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(13,674)	—	(13,674)

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
American Airlines Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	10,246	$—	10,246
American Eagle Outfitters, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		8	(1,431)	—	(1,431)
American Financial Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(4,458)	—	(4,458)
American International Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(17)	(32,205)	—	(32,205)
Ameriprise Financial, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(20,613)	—	(20,613)
AmerisourceBergen Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(692)	—	(692)
Amgen, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	13,800	—	13,800
AMP Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(49)	(5,922)	—	(5,922)
Anglo American PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	1	2,647	—	2,647
Anthem, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(60,913)	—	(60,913)
Antofagasta PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(12)	(6,732)	—	(6,732)
AON(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	4,997	—	4,997
APA Group(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(7)	722	—	722
Apache Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	4,855	—	4,855
Applied Materials, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	3,305	—	3,305
Arch Capital Group Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	638	—	638
Arconic Inc(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(12)	37,581	—	37,581
Arista Networks, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	10,851	—	10,851

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Arrow Electronics, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10	(26,612)	$—	(26,612)
Ashland Global Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	4,719	—	4,719
Ashtead Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(3)	(1,319)	—	(1,319)
ASM Pacific Technology Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	01/17/19	HKD	(2)	(370)	—	(370)
ASM Pacific Technology Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	01/17/19	HKD	(7)	(2,394)	—	(2,394)
Aspen Insurance Holdings Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(6)	—	(6)
Assured Guaranty Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		18	(5,888)	—	(5,888)
AT&T, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(7,384)	—	(7,384)
Athene Holding Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(2,394)	—	(2,394)
Atlassian Corp. PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	(17,002)	—	(17,002)
Atos SE(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	2,710	—	2,710
Autodesk, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	8,077	—	8,077
Automatic Data Processing, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	2,910	—	2,910
AutoZone, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(570)	—	(570)
Aviva PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(6)	(315)	—	(315)
Avnet, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(30,317)	—	(30,317)
AXA SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	8	(4,617)	—	(4,617)
Axalta Coating Systems Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(24)	(4,375)	—	(4,375)

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Axis Capital Holdings Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	4,087	$—	4,087
B&M European Value Retail SA(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(5)	2,341	—	2,341
Baker Hughes, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(17)	(3,824)	—	(3,824)
Ball Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(13)	30,668	—	30,668
Banco de Sabadell SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	10	(328)	—	(328)
Bank of Hawaii Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	900	—	900
Bankia SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(49)	6,008	—	6,008
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(137)	(1,130)	—	(1,130)
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(174)	8,197	—	8,197
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(998)	46,765	—	46,765
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(1,477)	69,172	—	69,172
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(2,113)	60,938	—	60,938
Barclay Elevators Index(Q)	3 Month LIBOR -25 bps(Q)	Barclays Bank PLC	03/02/19		(155)	8,193	—	8,193
Barclay Elevators Index(Q)	3 Month LIBOR -25 bps(Q)	Barclays Bank PLC	03/02/19		(319)	16,987	—	16,987
Barclay Elevators Index(Q)	3 Month LIBOR -25 bps(Q)	Barclays Bank PLC	03/02/19		(453)	24,003	—	24,003
Barclays PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(20)	740	—	740
Barratt Developments PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	56	16,900	—	16,900
Baxter International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	2,120	—	2,120
BBA Aviation PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	24	1,270	—	1,270
Bed Bath & Beyond, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		8	(7,268)	—	(7,268)

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Belden, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	6,854	$—	6,854
Bellway PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	10	11,880	—	11,880
Berkeley Group Holdings PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	12	37,825	—	37,825
Best Buy Co., Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(40,174)	—	(40,174)
BGC Partners, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)	3,840	—	3,840
Big Lots, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(2,498)	—	(2,498)
Biogen, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(71,200)	—	(71,200)
BioMarin Pharmaceutical, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	40,761	—	40,761
BioMerieux(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	(650)	—	(650)
Bio-Techne Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(9,310)	—	(9,310)
Black Hills Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	6,481	—	6,481
Bluebird Bio, Inc.(M)	1 Day USOIS -40 bps(M)	Goldman Sachs International	01/17/19		(2)	4,513	—	4,513
BNP Luxury Basket Index(Q)	3 Month LIBOR -27 bps(Q)	BNP Paribas	04/27/19		(311)	9,044	—	9,044
BNP Luxury Basket Index(Q)	3 Month LIBOR -3 bps(Q)	BNP Paribas	04/27/19		(451)	13,078	—	13,078
BNP Luxury Basket Index(Q)	3 Month LIBOR -27 bps(Q)	BNP Paribas	04/27/19		(452)	13,044	—	13,044
BNP Luxury Basket Index(Q)	3 Month LIBOR -16 bps(Q)	BNP Paribas	04/27/19		(720)	20,888	—	20,888
BNP Luxury Basket Index(Q)	3 Month LIBOR -20 bps(Q)	BNP Paribas	04/27/19		(1,466)	42,522	—	42,522
BNP Paribas SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	5	(5,419)	—	(5,419)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Boeing Co. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(6,249)	$—	(6,249)
Bollore SA(M)	1 Day EONIA -140 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	6	—	6
Bollore SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(20)	1,239	—	1,239
BorgWarner, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)	754	—	754
Boston Beer Co., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(24,138)	—	(24,138)
Brighthouse Financial, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(8)	19,350	—	19,350
Brink’s Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(1,957)	—	(1,957)
Brinker International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(6,339)	—	(6,339)
Bristol-Myers Squibb Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(851)	—	(851)
British American Tobacco PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(8)	21,283	—	21,283
Broadcom Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(5,907)	—	(5,907)
Brookdale Senior Living, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(27)	46,627	—	46,627
Brown-Forman Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(1,270)	—	(1,270)
Bruker Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(734)	—	(734)
BT Group PLC(M)	1 Month GBP LIBOR + 25bps(M)	Goldman Sachs International	01/17/19	GBP	71	(9,505)	—	(9,505)
BTG PLC(M)	1 Month GBP LIBOR + 25bps(M)	Goldman Sachs International	01/17/19	GBP	2	162	—	162
Bunge Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,873	—	2,873
Bunzl PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	—(r )	(378)	—	(378)

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Bureau Veritas SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(1)	(24)	$—	(24)
Burlington Stores, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	2,218	—	2,218
BWX Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	731	—	731
C.H. Robinson Worldwide, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,455)	—	(1,455)
Cabot Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(365)	—	(365)
Cabot Oil & Gas Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(30)	88,191	—	88,191
Cadence Design Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	546	—	546
Caesars Entertainment Corp.(M)	1 Day USOIS -83.5 bps(M)	Goldman Sachs International	01/17/19		(10)	4,457	—	4,457
CaixaBank SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	24	(3,741)	—	(3,741)
Callon Petroleum Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(1,572)	—	(1,572)
Campbell Soup Co.(M)	1 Day USOIS -49.3 bps(M)	Goldman Sachs International	01/17/19		(7)	33,707	—	33,707
Capgemini SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	(88)	—	(88)
Capita PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(147)	(11,721)	—	(11,721)
Cardinal Health, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(13,174)	—	(13,174)
CarMax, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	(2,755)	—	(2,755)
Carpenter Technology Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	9,326	—	9,326
Casino Guichard Perrachon SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	656	—	656
Catalent, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(117)	—	(117)

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Cboe Global Markets, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	8,648	$—	8,648
CDK Global, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(410)	—	(410)
CDW Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(4,584)	—	(4,584)
Celgene Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(15,531)	—	(15,531)
Cellnex Telecom SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(26)	38,326	—	38,326
Centene Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(8,087)	—	(8,087)
Centrica PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	43	651	—	651
CenturyLink, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(16)	30,609	—	30,609
Cerner Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(388)	—	(388)
Challenger Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(9)	(958)	—	(958)
Charles River Laboratories International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(99,558)	—	(99,558)
Charles Schwab Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	(1,444)	—	(1,444)
Charter Communications, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	77,779	—	77,779
Cheesecake Factory, Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(6,906)	—	(6,906)
Chemours Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(4,190)	—	(4,190)
Cheniere Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(21)	30,244	—	30,244
Cia de Distribucion Integral Logista Holdings SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	174	—	174
Ciena Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	13,911	—	13,911

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Cigna Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(110,033)	$—	(110,033)
Cimarex Energy Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(8,597)	—	(8,597)
Cirrus Logic, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(43,782)	—	(43,782)
Cisco Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(10,539)	—	(10,539)
CIT Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	6,642	—	6,642
Citizens Financial Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,837	—	1,837
CK Hutchison Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	9	(852)	—	(852)
Clean Harbors, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	11,997	—	11,997
Close Brothers Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	2	323	—	323
CLP Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	26	1,791	—	1,791
CNO Financial Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(28)	—	(28)
CNP Assurances(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	7	(2,844)	—	(2,844)
Coach, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(2,696)	—	(2,696)
Cobham PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(123)	4,992	—	4,992
Coca-Cola Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	554	—	554
Cognex Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	8,014	—	8,014
Cognizant Technology Solutions Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(5,318)	—	(5,318)
Coherent, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,974)	—	(1,974)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Colfax Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	5,531	$—	5,531
Commerce Bancshares, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	1,055	—	1,055
Commercial Metals Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,411	—	1,411
CommVault Systems, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(3,536)	—	(3,536)
Computer Sciences Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(27,699)	—	(27,699)
Conduent, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(15)	14,535	—	14,535
ConocoPhillips(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	12,056	—	12,056
Consol Energy, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,344)	—	(1,344)
Consolidated Edison, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10	(63,721)	—	(63,721)
Constellation Brands, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(17,265)	—	(17,265)
ConvaTec Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(35)	3,708	—	3,708
Cooper Cos., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	995	—	995
Copa Holdings SA(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	(4,322)	—	(4,322)
CoreLogic, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(3,980)	—	(3,980)
CoStar Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	1,132	—	1,132
Costco Wholesale Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(66,079)	—	(66,079)
Coty, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(44)	29,710	—	29,710
Cracker Barrel Old Country Store, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(17,833)	—	(17,833)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Credit Acceptance Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	162	$—	162
Credit Agricole SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	(621)	—	(621)
Cree, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	8,684	—	8,684
Crown Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(14)	76,490	—	76,490
Cullen/Frost Bankers, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	2,207	—	2,207
Curtiss-Wright Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(801)	—	(801)
CVS Health Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(588)	—	(588)
CYBG PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(8)	(46)	—	(46)
Cypress Semiconductor Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(13)	4,528	—	4,528
Daily Mail & General Trust PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	6	1,368	—	1,368
Danaher Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	3,259	—	3,259
Darden Restaurants, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(4,356)	—	(4,356)
Dassault Systemes SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	(883)	—	(883)
Deckers Outdoor Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	7,853	—	7,853
Dell Technologies(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	1,796	—	1,796
Delphi Automotive PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	25,836	—	25,836
Delphi Technologies PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,857)	—	(1,857)
Deluxe Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(16,353)	—	(16,353)

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
DENTSPLY SIRONA, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(917)	$—	(917)
Devon Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(11)	23,911	—	23,911
DeVry Education Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	(27,541)	—	(27,541)
DexCom, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	4,249	—	4,249
Diamond Offshore Drilling, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(2,208)	—	(2,208)
Dick’s Sporting Goods, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(12,992)	—	(12,992)
Dillard’s, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(13,610)	—	(13,610)
Discover Financial Services(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(764)	—	(764)
Discovery, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(18,302)	—	(18,302)
DISH Network Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(10)	67,457	—	67,457
Distribuidora Internacional de Alimentacion SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	37	290	—	290
Dixons Carphone PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	13	(4,670)	—	(4,670)
Dollar Tree, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	(25,347)	—	(25,347)
Dominion Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,655	—	2,655
Domino’s Pizza, Inc.(M)	1 Day AUDOIS -75 bps(M)	Goldman Sachs International	01/17/19	AUD	— (r)	746	—	746
DowDuPont, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	279	—	279
Dril-Quip, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	7,048	—	7,048
Dun & Bradstreet Corp. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(219)	—	(219)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
East West Bancorp, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	1,675	$—	1,675
Eaton Corp. PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(5,348)	—	(5,348)
eBay, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(1,423)	—	(1,423)
Edenred(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(20)	(19,808)	—	(19,808)
Edgewell Personal Care Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	6,813	—	6,813
Edwards Lifesciences Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(8,019)	—	(8,019)
Eldorado Resorts(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	715	—	715
Electricite de France SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	14	6,151	—	6,151
Electronic Arts, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(5,899)	—	(5,899)
Elior Group(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	1,128	—	1,128
EMCOR Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(12,116)	—	(12,116)
Endesa SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	26	(894)	—	(894)
Engie SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	29	17,483	—	17,483
Ensco PLC(M)	1 Day USOIS -40 bps(M)	Goldman Sachs International	01/17/19		(71)	53,231	—	53,231
EQT Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(32)	20,468	—	20,468
Equitrans Midstream Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	13,344	—	13,344
Estee Lauder Cos., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(42,733)	—	(42,733)
Eurofins Scientific SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	(131)	—	(131)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Eutelsat Communication SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	(517)	$—	(517)
Everest Re Group Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(36,788)	—	(36,788)
Evraz PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	6	670	—	670
Exelixis, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		13	(9,626)	—	(9,626)
Exelon Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		23	(41,755)	—	(41,755)
Experian PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(1)	(982)	—	(982)
Extraction Oil & Gas, Inc.(M)	1 Day USOIS -45 bps(M)	Goldman Sachs International	01/17/19		(3)	1,826	—	1,826
F5 Networks, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(13,839)	—	(13,839)
Facebook, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(34,206)	—	(34,206)
Fair Isaac Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	363	—	363
Fastenal Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)	17,324	—	17,324
Faurecia(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(1)	(3,717)	—	(3,717)
Federated Investors, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		8	17,998	—	17,998
FedEx Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(39,595)	—	(39,595)
Ferrovial SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(9)	(2,925)	—	(2,925)
FireEye, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(39)	137,515	—	137,515
First American Financial Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(1,439)	—	(1,439)
First Data Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(95)	74,908	—	74,908

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
First Hawaiian(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,305	$—	2,305
First Horizon National Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	4,675	—	4,675
First Republic Bank(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	12,111	—	12,111
FirstEnergy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(36)	71,021	—	71,021
Five Below(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(750)	—	(750)
FLIR Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(1,138)	—	(1,138)
Floor Decor Holdings(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)	13,807	—	13,807
Flowserve Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)	36,981	—	36,981
FMC Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	6,483	—	6,483
FNB Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	3,881	—	3,881
FNF Group(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	2,596	—	2,596
Foot Locker, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	4,686	—	4,686
Fortescue Metals Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(4)	(308)	—	(308)
Fortinet, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(5,744)	—	(5,744)
Fortune Brands Home & Security, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,616	—	2,616
Fulton Financial(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	316	—	316
Gap, Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(4,763)	—	(4,763)
Gartner, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	49,327	—	49,327

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Gas Natural SDG SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	(75)	$—	(75)
GATX Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(14,768)	—	(14,768)
GCI Liberty, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	13,466	—	13,466
General Electric Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(123)	(62,659)	—	(62,659)
General Mills, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	(509)	—	(509)
General Motors Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	3,781	—	3,781
Genesee & Wyoming, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	7,119	—	7,119
Genpact Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,176)	—	(1,176)
Gentex Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	323	—	323
Genuine Parts Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,459	—	2,459
Gilead Sciences, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		15	(74,495)	—	(74,495)
Glencore PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(111)	(23,811)	—	(23,811)
Globus Medical, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	(11,953)	—	(11,953)
Graham Holdings Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(3,805)	—	(3,805)
Granite Construction, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	7,807	—	7,807
Graphic Packaging Holding Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(16)	8,545	—	8,545
Greene King PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	18	2,677	—	2,677
Guidewire Software, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	16,056	—	16,056

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
H&R Block, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(6,985)	$—	(6,985)
Haemonetics(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	356	—	356
Hain Celestial Group, Inc. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	21,179	—	21,179
Haitong International Securities Group Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	5	(83)	—	(83)
Halma PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(8)	(8,705)	—	(8,705)
Hancock Holding Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,470	—	2,470
Hanesbrands, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(11)	2,348	—	2,348
Hanover Insurance Group, Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	4,673	—	4,673
Hargreaves Lansdown PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(2)	(740)	—	(740)
Harley-Davidson, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	4,001	—	4,001
Harvey Norman Holdings Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	01/17/19	AUD	9	60	—	60
Hawaiian Electric Industries, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(6,750)	—	(6,750)
Hays PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	7	(170)	—	(170)
HCA Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	(40,406)	—	(40,406)
Healthcare Services Group, Inc.(M)	1 Day USOIS -50 bps(M)	Goldman Sachs International	01/17/19		(4)	6,341	—	6,341
HealthEquity, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	743	—	743
Healthscope Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(16)	(458)	—	(458)
HealthSouth Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(2,586)	—	(2,586)

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)			Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Helmerich & Payne, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3		(31,697)	$—	(31,697)
Henderson Land Development Co. Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	15		(386)	—	(386)
Herman Miller, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(657)	—	(657)
Hess Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(16)		178,620	—	178,620
Hewlett Packard Enterprise Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5		(6,192)	—	(6,192)
HollyFrontier Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		18		(54,667)	—	(54,667)
Home BancShares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(256)	—	(256)
Hong Kong & China Gas Co. Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	32		1,201	—	1,201
Howard Hughes Corp.(M)	1 Day USOIS -25.2 bps(M)	Goldman Sachs International	01/17/19		—	(r)	1,930	—	1,930
Howden Joinery Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	21		794	—	794
HP, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10		(23,784)	—	(23,784)
Hubbell, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	735	—	735
Humana, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3		(68,960)	—	(68,960)
Huntington Ingalls Industries, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5		(48,368)	—	(48,368)
IAC/InterActiveCorp(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2		6,031	—	6,031
ICU Medical, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(2,585)	—	(2,585)
Iliad SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(3)		(7,889)	—	(7,889)
Illumina, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	704	—	704

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Iluka Resources Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(3)	(135)	$—	(135)
Imerys SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	(433)	—	(433)
IMI PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(4)	(3,259)	—	(3,259)
INC Research Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	43,771	—	43,771
Inchcape PLC(M)	1 Month GBP LIBOR +25 bps(M)	Goldman Sachs International	01/17/19	GBP	2	750	—	750
Incyte Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)	11,824	—	11,824
Indivior PLC(M)	1 Month GBP LIBOR +25 bps(M)	Goldman Sachs International	01/17/19	GBP	29	13,055	—	13,055
Industria de Diseno Textil SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(17)	70,159	—	70,159
Ingenico Group SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(5)	35,163	—	35,163
Ingredion, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(11,734)	—	(11,734)
Insulet(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	339	—	339
Intel Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(886)	—	(886)
International Business Machines Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(32,250)	—	(32,250)
International Flavors & Fragrances(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,451)	—	(1,451)
International Game Technology PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(18)	37,304	—	37,304
Intertek Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(1)	(3,127)	—	(3,127)
Intuitive Surgical, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(2,322)	—	(2,322)
Investec PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	12	1,697	—	1,697

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Ionis Pharmaceuticals, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	(3,222)	$—	(3,222)
IWG PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(5)	(574)	—	(574)
j2 Global, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(3,772)	—	(3,772)
Jabil Circuit, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		13	22,142	—	22,142
James Hardie Industries PLC(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(3)	(865)	—	(865)
Jazz Pharmaceuticals PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(3,703)	—	(3,703)
JCDecaux SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(4)	5,358	—	5,358
JD Sports Fashion PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	21	(1,229)	—	(1,229)
JetBlue Airways Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(23,599)	—	(23,599)
John Wiley & Sons, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(11,958)	—	(11,958)
John Wood Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(10)	13,879	—	13,879
JP Morgan Cyclicals Basket Index(Q)	3 Month LIBOR +38bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19		(109)	(3,751)	—	(3,751)
JP Morgan Cyclicals Basket Index(Q)	3 Month LIBOR +38bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19		(931)	84,301	—	84,301
JP Morgan Defensive Basket Index(Q)	3 Month LIBOR +55bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19		923	(52,247)	—	(52,247)
JP Morgan Defensive Basket Index(Q)	3 Month LIBOR +55bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19		72	545	—	545
JPMorgan Chase & Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,634)	—	(1,634)
Juniper Networks, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(8,334)	—	(8,334)
Just Eat PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(15)	(8,904)	—	(8,904)

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Kemper Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	459	$—	459
Kennametal, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	8,992	—	8,992
Kerry Properties Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	6	(843)	—	(843)
Kinder Morgan, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(43)	28,302	—	28,302
Kohl’s Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		16	40,303	—	40,303
Kosmos Energy Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(55)	30,835	—	30,835
Kraft Heinz Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(22)	89,555	—	89,555
Kroger Co. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		20	(25,382)	—	(25,382)
L Brands, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(11)	32,611	—	32,611
Laboratory Corp. of America Holdings(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(31,443)	—	(31,443)
Lam Research Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(3,528)	—	(3,528)
Lear Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,310)	—	(1,310)
Leggett & Platt, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,585	—	2,585
Leucadia National Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	5,088	—	5,088
Li & Fung Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	104	(2,125)	—	(2,125)
Liberty Broadband Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	22,879	—	22,879
Liberty Global PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,336	—	1,336
Liberty Interactive Corp. QVC Group(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		19	(38,171)	—	(38,171)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Liberty Media Corp.-Liberty SiriusXM(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,527	$—	1,527
Lifestyle International Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	17	(1,086)	—	(1,086)
Lincoln National Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,028)	—	(1,028)
Lions Gate Entertainment Corp.(M)	1 Day USOIS -197 bps(M)	Goldman Sachs International	01/17/19		(4)	650	—	650
LivaNova PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(528)	—	(528)
Live Nation Entertainment, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	3,074	—	3,074
LKQ Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(17)	26,443	—	26,443
Loews Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(473)	—	(473)
LogMeIn, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(2,914)	—	(2,914)
Lululemon Athletica, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	12,005	—	12,005
Lumentum Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	2,311	—	2,311
LyondellBasell Industries NV(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(9,187)	—	(9,187)
Macquarie Infrastructure Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(10)	36,901	—	36,901
Macy’s, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		34	(72,181)	—	(72,181)
Madison Square Garden Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	4,971	—	4,971
Mallinckrodt PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		9	(44,208)	—	(44,208)
Man Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(66)	1,963	—	1,963
Manhattan Associates, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(8,861)	—	(8,861)

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
ManpowerGroup, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(19,871)	$—	(19,871)
Marathon Oil Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(2,445)	—	(2,445)
Marathon Petroleum Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		8	(14,665)	—	(14,665)
Markel Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	230	—	230
Marsh & Mclennan(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	1,711	—	1,711
Martin Marietta Materials, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	39,179	—	39,179
Marvell Technology Group Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	(10,447)	—	(10,447)
Masco Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	349	—	349
Masimo(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(109)	—	(109)
Matador Resources Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	2,321	—	2,321
Match Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	17,450	—	17,450
Mattel, Inc.(M)	1 Day USOIS -72 bps(M)	Goldman Sachs International	01/17/19		(70)	192,317	—	192,317
McDermott International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		23	(25,579)	—	(25,579)
McKesson Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(5,608)	—	(5,608)
MDU Resources Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,134	—	1,134
Medibank Private(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(7)	(260)	—	(260)
Medidata Solutions, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	6,478	—	6,478
MEDNAX, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(3,192)	—	(3,192)

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Medtronic, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(14,138)	$—	(14,138)
Melco International Development Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	17	2,953	—	2,953
MercadoLibre, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	86,273	—	86,273
Merck & Co., Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	8,980	—	8,980
Mercury General Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	12,465	—	12,465
Meredith Corp.(M)	1 Day USOIS -51.3 bps(M)	Goldman Sachs International	01/17/19		— (r)	(892)	—	(892)
MGM Resorts International(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	7,388	—	7,388
Michael Kors Holdings Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(20,941)	—	(20,941)
Micro Focus International PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(3)	2,895	—	2,895
Microchip Technology, Inc.(M)	1 Day USOIS -45 bps(M)	Goldman Sachs International	01/17/19		(5)	(110)	—	(110)
Micron Technology, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		52	(53,323)	—	(53,323)
Microsoft Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(11,590)	—	(11,590)
Middleby Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	6,633	—	6,633
Minth Group Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	01/17/19	HKD	(56)	(2,861)	—	(2,861)
MKS Instruments, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(3,821)	—	(3,821)
Mohawk Industries(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	581	—	581
Molina Healthcare, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(2,494)	—	(2,494)
Moneysupermarket.com Group PLC(M)	1 Month GBP LIBOR +25 bps(M)	Goldman Sachs International	01/17/19	GBP	24	(4,922)	—	(4,922)

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Monster Beverage Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(11)	78,360	$—	78,360
Mosaic Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)	24,562	—	24,562
MSCI China Gross Total Return USD Index(Q)	3 Month LIBOR +10bps(Q)	Goldman Sachs International	11/12/19		(749)	23,304	—	23,304
MSCI China Gross Total Return USD Index(Q)	3 Month LIBOR +10bps(Q)	Goldman Sachs International	11/12/19		(1,003)	10,941	—	10,941
MSCI Netherlands Net Return EUR Index(T)	—	Goldman Sachs International	02/17/47	EUR	6	(68,222)	—	(68,222)
MSCI Spain Net Return EUR Index(T)	—	Goldman Sachs International	02/17/47	EUR	185	(4,594)	—	(4,594)
MSCI Sweden Net Return SEK Index(T)	—	Goldman Sachs International	02/17/47	SEK	(18,975)	85,000	—	85,000
MSCI Switzerland Net Return CHF Index(T)	—	Goldman Sachs International	02/17/47	CHF	602	(27,184)	—	(27,184)
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19		(99)	4,129	—	4,129
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19		(225)	9,371	—	9,371
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19		(348)	14,468	—	14,468
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19		(357)	14,871	—	14,871
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19		(428)	17,754	—	17,754
Murphy USA, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	8,646	—	8,646
Mylan NV(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10	(29,557)	—	(29,557)
Nabors Industries Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(113)	67,699	—	67,699
National Fuel Gas Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(10)	40,966	—	40,966
National Grid PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	19	(8,438)	—	(8,438)
National Oilwell Varco, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)	24,012	—	24,012
NCR Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	10,885	—	10,885

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Nektar Therapeutics(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(13,936)	$—	(13,936)
NetApp, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(3,302)	—	(3,302)
Neurocrine Biosciences, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	153	—	153
New Jersey Resources Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(901)	—	(901)
New Melrose Industries, Inc.(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(96)	(22,752)	—	(22,752)
New World Development(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	8	(82)	—	(82)
Newcrest Mining Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	01/17/19	AUD	12	4,101	—	4,101
Newell Brands, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(30)	95,229	—	95,229
Newmark Group(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	565	—	565
Newmont Mining Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(11)	(12,005)	—	(12,005)
News Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(19)	17,681	—	17,681
Nielsen Holdings PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(10)	22,802	—	22,802
NIKE, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	8,059	—	8,059
NiSource, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	5,812	—	5,812
NMC Health PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(2)	5,898	—	5,898
Noble Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)	29,918	—	29,918
Northrop Grumman Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(26,976)	—	(26,976)
NorthWestern Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,256)	—	(1,256)

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Norwegian Cruise Line Holdings Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(2,547)	$—	(2,547)
NOW, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(19)	20,964	—	20,964
NRG Energy, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10	7,639	—	7,639
Nu Skin Enterprises, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(3,814)	—	(3,814)
Nucor Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	11,824	—	11,824
Nutanix(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	5,949	—	5,949
NuVasive, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	19,054	—	19,054
nVent Electric PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(54)	—	(54)
NVIDIA Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	19,413	—	19,413
Oasis Petroleum, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(2,468)	—	(2,468)
Occidental Petroleum Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	9,976	—	9,976
Oceaneering International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,395	—	2,395
Okta(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	3,731	—	3,731
Old Dominion Freight Line, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(795)	—	(795)
Old Mutual PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(125)	(1,530)	—	(1,530)
ON Semiconductor Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(245)	—	(245)
OneMain Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,254)	—	(1,254)
ONEOK, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(21)	108,582	—	108,582

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Oracle Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		9	(13,946)	$—	(13,946)
Origin Energy Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(11)	2,966	—	2,966
Orpea(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	381	—	381
Owens-Illinois, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	49	—	49
PacWest Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	5,230	—	5,230
Pandora Media, Inc.(M)	1 Day USOIS -40 bps(M)	Goldman Sachs International	01/17/19		(17)	9,125	—	9,125
Patterson Cos., Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(2,297)	—	(2,297)
Paycom Software(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(508)	—	(508)
PBF Energy, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		20	5,098	—	5,098
Pegasystems(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	645	—	645
Pennon Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	1	(394)	—	(394)
Perrigo Co. PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	275	—	275
Persimmon PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	— (r)	410	—	410
Petrofac Ltd.(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	2	647	—	647
Peugeot SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	21	33,390	—	33,390
Pfizer, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		31	(23,416)	—	(23,416)
Philip Morris International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	79,849	—	79,849
Phillips 66(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(4,215)	—	(4,215)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Pilgrim’s Pride Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(14,520)	$—	(14,520)
Pinnacle Financial Partners, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	3,544	—	3,544
Pitney Bowes, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	2,237	—	2,237
Plantronics(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(190)	—	(190)
Playtech PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	8	216	—	216
PNM Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	5,826	—	5,826
Polaris Industries(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(737)	—	(737)
PRA Health Sciences, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(29,245)	—	(29,245)
Premier, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(10)	12,938	—	12,938
Priceline Group, Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(44,233)	—	(44,233)
ProAssurance Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	750	—	750
Proofpoint, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	5,709	—	5,709
Prosperity Bancshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,771	—	1,771
Public Service Enterprise Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(699)	—	(699)
PulteGroup, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		11	5,015	—	5,015
Pure Storage(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(12)	6,948	—	6,948
QBE Insurance Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(14)	2,912	—	2,912
Qiagen N.V.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(1,365)	—	(1,365)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Qorvo, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	963	$—	963
Quanta Services, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(291)	—	(291)
Quintiles IMS Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(27,673)	—	(27,673)
Ralph Lauren Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(284)	—	(284)
Range Resources Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(9)	31,340	—	31,340
Raytheon Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(93,051)	—	(93,051)
Reckitt Benckiser Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(2)	7,336	—	7,336
Red Electrica Corp. SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(8)	(956)	—	(956)
Regeneron Pharmaceuticals, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	2,116	—	2,116
Reinsurance Group of America, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	16,511	—	16,511
Remy Cointreau SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	191	—	191
Renault SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	5	(4,593)	—	(4,593)
Rentokil Initial(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(6)	(1,100)	—	(1,100)
Repsol Rights(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	37	193	—	193
Repsol SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	37	(13,657)	—	(13,657)
ResMed, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	218	—	218
RingCentral, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,505	—	1,505
Robert Half International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(9,495)	—	(9,495)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Ross Stores, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	6,887	$—	6,887
Rotork PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(4)	(234)	—	(234)
Royal Gold, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	(40,166)	—	(40,166)
Royal Mail PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	72	(22,518)	—	(22,518)
RPC Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	3	712	—	712
RPC, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10	(18,247)	—	(18,247)
RSA Insurance Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(5)	(681)	—	(681)
Ryder System, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(7,850)	—	(7,850)
Sage Therapeutics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(926)	—	(926)
Sally Beauty Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(6,434)	—	(6,434)
Samsonite International SA(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	01/17/19	HKD	(17)	2,199	—	2,199
Sanderson Farms, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(262)	—	(262)
Sands China Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	2	(153)	—	(153)
Santander Consumer USA Holding, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(433)	—	(433)
Santos Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	01/17/19	AUD	5	(797)	—	(797)
Schlumberger Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(21)	124,391	—	124,391
Science Applications International Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(6,380)	—	(6,380)
Scientific Games International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(10)	(9,478)	—	(9,478)

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Scotts Miracle-Gro Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	535	$—	535
Seagate Technology PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		9	(10,512)	—	(10,512)
Sealed Air Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(36)	(28,465)	—	(28,465)
Seattle Genetics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	12,628	—	12,628
SEEK Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(3)	(748)	—	(748)
Sempra Energy(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	24,696	—	24,696
Sensient Technologies Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(334)	—	(334)
Service Corp. International(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(7,591)	—	(7,591)
SES SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	(275)	—	(275)
Signature Bank(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	10,955	—	10,955
Silgan Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,062)	—	(1,062)
Silicon Laboratories(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	710	—	710
Six Flags Entertainment Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	1,187	—	1,187
SJM Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	11	253	—	253
Skechers U.S.A., Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(4,869)	—	(4,869)
Skyworks Solutions, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	(2,508)	—	(2,508)
SM Energy Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(16,194)	—	(16,194)
Snap-on, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,200)	—	(1,200)

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Societe Generale SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	10	(20,162)	$—	(20,162)
Sonoco Products Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,123)	—	(1,123)
Sotheby’s(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	(10,082)	—	(10,082)
Southwest Airlines Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	952	—	952
Southwest Gas Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	4,892	—	4,892
Southwestern Energy Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(205)	—	(205)
Spirit AeroSystems Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10	(24,694)	—	(24,694)
Splunk, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	1,740	—	1,740
Square, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	15,149	—	15,149
St. James’s Place PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(1)	(234)	—	(234)
Standard Chartered PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(11)	(4,198)	—	(4,198)
Standard Life Aberdeen PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(12)	(4,290)	—	(4,290)
Stericycle, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	7,485	—	7,485
Sterling Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)	2,748	—	2,748
Stifel Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	5,613	—	5,613
Studio City Intl Cash Line(M)	—(M)	Goldman Sachs International	01/17/19		— (r)	(7)	—	(7)
Suez(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	1	(182)	—	(182)
Sun Hung Kai Properties Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	3	128	—	128
Superior Energy Services, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(17)	10,144	—	10,144

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Swire Properties Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	8	(97)	$—	(97)
Swiss Market Index Future(M)	—	Bank of America, N.A.	03/31/19	CHF	— (r)	(55,361)	—	(55,361)
Symantec Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	(19,623)	—	(19,623)
SYNNEX Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	1,209	—	1,209
Synopsys, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(8,012)	—	(8,012)
Synovus Financial(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	2,231	—	2,231
T. Rowe Price Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(54)	—	(54)
Tableau Software, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	16,606	—	16,606
Take-Two Interactive Software, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	706	—	706
Targa Resources Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(20)	134,987	—	134,987
Target Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		12	(26,488)	—	(26,488)
Tate & Lyle PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	9	(2,999)	—	(2,999)
Taylor Wimpey PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	145	12,854	—	12,854
TE Connectivity Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	1,840	—	1,840
Tech Data Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(24,292)	—	(24,292)
Technicolor SA(M)	1 Day EONIA -525 bps(M)	Goldman Sachs International	01/17/19	EUR	(57)	9,058	—	9,058
Techtronic Industries Co. Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	01/17/19	HKD	(15)	4,454	—	4,454
TEGNA, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(12,938)	—	(12,938)
Teledyne Technologies, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	472	—	472

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Teleperformance(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	— (r)	233	$—	233
Telephone & Data Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(2,009)	—	(2,009)
Telstra Corp. Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	01/17/19	AUD	5	(653)	—	(653)
Tempur Sealy International, Inc.(M)	1 Day USOIS -52 bps(M)	Goldman Sachs International	01/17/19		(12)	104,303	—	104,303
Tenet Healthcare Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(17)	104,824	—	104,824
Teradata Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(2,662)	—	(2,662)
Tesco PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(37)	2,987	—	2,987
Tesla, Inc.(M)	1 Day USOIS -34.1 bps(M)	Goldman Sachs International	01/17/19		(5)	110,749	—	110,749
Texas Capital Bancshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,699	—	2,699
Textron, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(14,786)	—	(14,786)
Thales SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	3	(336)	—	(336)
Thermo Fisher Scientific, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(46,382)	—	(46,382)
Thomas Cook Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(40)	(2,120)	—	(2,120)
Thor Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	5,940	—	5,940
TJX Cos., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(2,919)	—	(2,919)
T-Mobile US, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(453)	—	(453)
Torchmark Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(9,711)	—	(9,711)
TOTAL SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	21	(11,678)	—	(11,678)

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Tractor Supply Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(378)	$—	(378)
Transocean Ltd.(M)	1 Day USOIS -60 bps(M)	Goldman Sachs International	01/17/19		(32)	5,617	—	5,617
Treasury Wine Estates(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	01/17/19	AUD	(2)	(489)	—	(489)
TreeHouse Foods, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)	(11,420)	—	(11,420)
Trimble, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	10,100	—	10,100
TUI AG(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	3	975	—	975
Tupperware Brands Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	8,829	—	8,829
Twilio, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	18,326	—	18,326
Tyson Foods, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(14,275)	—	(14,275)
Ubiquiti Networks, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	321	—	321
UGI Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,841)	—	(1,841)
Ultimate Software Group, Inc. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	5,250	—	5,250
Umpqua Holdings Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,787	—	1,787
Under Armour, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	22,359	—	22,359
United Bankshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	7,847	—	7,847
United Continental Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(8,772)	—	(8,772)
United Natural Foods, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		(3)	(1,416)	—	(1,416)
United Rentals, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	597	—	597

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
United Therapeutics Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		8	3,248	$—	3,248
United Utilities Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	2	(627)	—	(627)
UnitedHealth Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(20,579)	—	(20,579)
Univar, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(11)	7,393	—	7,393
Universal Display Corp.(M)	1 Day USOIS -70 bps(M)	Goldman Sachs International	01/17/19		(4)	7,216	—	7,216
Universal Health Services, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(7,599)	—	(7,599)
Urban Outfitters, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(18,932)	—	(18,932)
Valeo SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(6)	(9,115)	—	(9,115)
Valero Energy Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		11	16,792	—	16,792
Valley National Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	2,173	—	2,173
Valmont Inds(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	241	—	241
Valvoline, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	1,298	—	1,298
Varian Medical Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(860)	—	(860)
VeriSign, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(12,725)	—	(12,725)
Verizon Communications, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		27	(35,566)	—	(35,566)
Viacom, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		19	(68,372)	—	(68,372)
ViaSat Inc.(M)	1 Day USOIS -75 bps(M)	Goldman Sachs International	01/17/19		(4)	25,631	—	25,631
Vishay Intertechnology, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		16	(21,892)	—	(21,892)

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Visteon Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	12,680	$—	12,680
Vistra Energy Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		36	(20,165)	—	(20,165)
Vivendi SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	01/17/19	EUR	(12)	(4,933)	—	(4,933)
VMware, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(51,647)	—	(51,647)
Vulcan Materials Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(10)	26,471	—	26,471
WABCO Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	(397)	—	(397)
Wal-Mart Stores, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		6	(4,961)	—	(4,961)
Waste Connections, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	924	—	924
Wayfair, Inc.(M)	1 Day USOIS -40 bps(M)	Goldman Sachs International	01/17/19		(2)	43,467	—	43,467
Weatherford International Ltd.(M)	1 Day USOIS -112.7 bps(M)	Goldman Sachs International	01/17/19		(187)	(18,419)	—	(18,419)
Webster Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	2,204	—	2,204
Weight Watchers International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		3	(31,541)	—	(31,541)
Weir Group PLC (The)(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(2)	466	—	466
Welbilt, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(15)	26,700	—	26,700
WellCare Health Plans, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(25)	—	(25)
Werner Enterprises, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(4,855)	—	(4,855)
Western Alliance Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	414	—	414
Western Digital Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		7	(32,656)	—	(32,656)

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Westlake Chemical Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5	(3,002)	$—	(3,002)
WestRock Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(6,953)	—	(6,953)
WH Smith PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	6	(13,954)	—	(13,954)
Wharf Holdings Ltd. (The)(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	01/17/19	HKD	(5)	(160)	—	(160)
Whirlpool Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	25,841	—	25,841
William Hill PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	GBP	39	1,466	—	1,466
Williams Cos., Inc. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(40)	81,923	—	81,923
Williams-Sonoma, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(10,850)	—	(10,850)
Willis Towers Watson PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	3,339	—	3,339
Woodside Petroleum Ltd.(M)	1 Month BBSW +40 bps(M)	Goldman Sachs International	01/17/19	AUD	7	1,153	—	1,153
Woodward, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(940)	—	(940)
Workday, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(2)	—	—	—
World Fuel Services Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(3)	4,683	—	4,683
World Wrestling Entertainment(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	824	—	824
WPX Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(28)	26,778	—	26,778
WR Grace & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(4)	(15,648)	—	(15,648)
Wyndham Worldwide Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	986	—	986
Wynn Macau Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	11	(1,287)	—	(1,287)

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)			Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
XPO Logistics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)		3,454	$—	3,454
Yue Yuen Industrial Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	01/17/19	HKD	32		12,055	—	12,055
Zayo Group Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(35)		77,482	—	77,482
Zebra Technologies Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(1,261)	—	(1,261)
Zillow Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)		27,566	—	27,566
Zions Bancorporation(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	1,508	—	1,508
Zoetis, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		5		(18,090)	—	(18,090)
Alcoa Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(7)		7,317	—	7,317
Arthur J Gallagher & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	186	—	186
ASOS PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(2)		5,637	—	5,637
Banco Bilbao Vizcaya Argentaria SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	37		2,451	—	2,451
BancorpSouth, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)		1,181	—	1,181
Brunswick Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1		(1,530)	—	(1,530)
Carnival Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1		(4,011)	—	(4,011)
Chemical Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	1,461	—	1,461
Chesapeake Energy Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		10		(3,475)	—	(3,475)
Cincinnati Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	426	—	426
CME Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	203	—	203

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Comcast Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		2	(5,105)	$—	(5,105)
Compass Minerals International, Inc.(M)	1 Day USOIS -59 bps(M)	Goldman Sachs International	01/17/19		(1)	2,209	—	2,209
Concho Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	8,971	—	8,971
Core Laboratories NV(M)	1 Day USOIS -61.1 bps(M)	Goldman Sachs International	01/17/19		(1)	10,268	—	10,268
Expedia, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(3,218)	—	(3,218)
Freeport-McMoRan, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(5)	1,967	—	1,967
Halliburton Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	1,733	—	1,733
Hartford Financial Services Group, Inc. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(1,089)	—	(1,089)
Iberdrola SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	9	134	—	134
Informa PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(2)	(240)	—	(240)
International Paper Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		4	(15,405)	—	(15,405)
IPG Photonics Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	5,332	—	5,332
KeyCorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	540	—	540
Lennox International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		— (r)	(3,327)	—	(3,327)
Mapfre SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	01/17/19	EUR	4	(77)	—	(77)
MetLife, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	1,082	—	1,082
Michaels Cos., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1	(1,530)	—	(1,530)
Monolithic Power Systems, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)	4,586	—	4,586

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)			Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
NextEra Energy, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(909)	$—	(909)
Nordstrom, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1		(1,412)	—	(1,412)
Olin Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(1)		(129)	—	(129)
Packaging Corp. of America(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1		(4,728)	—	(4,728)
PolyOne Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(461)	—	(461)
QUALCOMM, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		(6)		(7,792)	—	(7,792)
Quest Diagnostics, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(1,441)	—	(1,441)
Rio Tinto PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	(1)		(3,177)	—	(3,177)
ServiceMaster Global Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1		(4,014)	—	(4,014)
Spirax-Sarco Engineering PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	01/17/19	GBP	—	(r)	(293)	—	(293)
SVB Financial Group(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	1,899	—	1,899
Toll Brothers, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	267	—	267
UMB Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	294	—	294
Union Pacific Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		—	(r)	(1,933)	—	(1,933)
Veeva Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1		(485)	—	(485)
Walgreens Boots Alliance, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	01/17/19		1		(17,968)	—	(17,968)

							$1,531,612	$—	$1,531,612

(r)	Notional amount is less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$877,423	$(392,236)	$9,353,689	$(5,042,226)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$2,144,819	$1,762,859
Credit Suisse Securities (USA) LLC	—	5,295,599
Goldman Sachs & Co. LLC	15,908,103	8,652,822
JPMorgan Securities LLC	457,324	—
Morgan Stanley & Co. LLC	2,176,224	—

Total	$20,686,470	$15,711,280

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$2,489,563,213	$—	$—
Common Stocks	221,595,092	120,811,024	34,707
Preferred Stocks	—	451,214	63,273
Rights	—	—	4,682
Unaffiliated Exchange Traded Funds	39,563,580	—	—
Asset-Backed Securities
Automobiles	—	2,021,015	—
Collateralized Loan Obligations	—	324,299	—
Home Equity Loans	—	11,760,346	—
Other	—	630,528	—
Residential Mortgage-Backed Securities	—	11,675,701	—
Student Loans	—	2,136,138	—
Bank Loans	—	2,882,352	—
Commercial Mortgage-Backed Securities	—	9,050,108	—
Convertible Bonds	—	1,067	28,087
Corporate Bonds	—	259,307,009	—
Municipal Bonds	—	1,718,291	—
Residential Mortgage-Backed Securities	—	35,896,452	—
Sovereign Bonds	—	168,208,240	—
U.S. Government Agency Obligations	—	98,195,069	—
U.S. Treasury Obligations	—	532,947,608	—
Unaffiliated Funds	99,182,216	—	—
Certificates of Deposit	—	2,201,040	—
Foreign Treasury Obligations	—	5,308,943	—
Bankers Acceptances	—	4,247,785	—

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Options Purchased	$82,855	$483,275	$—
Common Stocks - Short	(79,731,681)	(28,132,676)	—
Preferred Stock - Short	—	(33,988)	—
Options Written	(927,998)	(336,633)	—
Other Financial Instruments*
Forward Commitment Contracts	—	(6,530,518)	—
Financial Futures Contracts	(2,080,027)	—	—
Commodity Futures Contracts	(6,908,400)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(311,076)	—
OTC Cross Currency Exchange Contract	—	(2,833)	—
Centrally Cleared Credit Default Swap Agreements	—	1,415,146	—
OTC Credit Default Swap Agreements	—	(358,901)	—
OTC Currency Swap Agreements	—	1,080,721	—
OTC Inflation Swap Agreements	—	(55,757)	—
Centrally Cleared Inflation Swap Agreements	—	270,440	—
Centrally Cleared Interest Rate Swap Agreements	—	32,418	—
OTC Interest Rate Swap Agreements	—	2,598,975	—
OTC Total Return Swap Agreements	—	1,531,612	—

Total	$2,760,338,850	$1,241,424,434	$130,749

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	64.1%
U.S. Treasury Obligations	13.8
Sovereign Bonds	4.3
Banks	2.7
U.S. Government Agency Obligations	2.5
Unaffiliated Mutual Funds	2.5
Electric Utilities	1.9
Residential Mortgage-Backed Securities	1.2
Oil, Gas & Consumable Fuels	1.1
Unaffiliated Exchange Traded Funds	1.0
Transportation Infrastructure	0.8
Multi-Utilities	0.6
Oil & Gas	0.6
Construction & Engineering	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Pharmaceuticals	0.3
Diversified Financial Services	0.3
Electric	0.3
Home Equity Loans	0.3
Media	0.3
Pipelines	0.3
Road & Rail	0.3
Telecommunications	0.3
Agriculture	0.2
Auto Manufacturers	0.2
Chemicals	0.2
Commercial Mortgage-Backed Securities	0.2
Commercial Services	0.2
Commercial Services & Supplies	0.2
Diversified Telecommunication Services	0.2
Foods	0.2

Gas Utilities	0.2%
Independent Power & Renewable Electricity Producers	0.2
Insurance	0.2
Airlines	0.1
Automobiles	0.1
Bankers Acceptances	0.1
Biotechnology	0.1
Building Materials	0.1
Capital Markets	0.1
Certificates of Deposit	0.1
Computers	0.1
Consumer Finance	0.1
Electronic Equipment, Instruments & Components	0.1
Food Products	0.1
Foreign Treasury Obligations	0.1
Health Care Equipment & Supplies	0.1
Health Care Providers & Services	0.1
Healthcare-Products	0.1
Hotels, Restaurants & Leisure	0.1
Household Durables	0.1
Internet	0.1
IT Services	0.1
Life Sciences Tools & Services	0.1
Machinery	0.1
Metals & Mining	0.1
Multi-National	0.1
Municipal Bonds	0.1
Real Estate	0.1
Real Estate Investment Trusts (REITs)	0.1
Retail	0.1
Semiconductors & Semiconductor Equipment	0.1
Software	0.1
Specialty Retail	0.1
Student Loans	0.1
Trading Companies & Distributors	0.1
Transportation	0.1
Trucking & Leasing	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (con’t)
Aerospace & Defense	0.0	%*
Air Freight & Logistics	0.0	*
Auto Components	0.0	*
Auto Parts & Equipment	0.0	*
Beverages	0.0	*
Building Products	0.0	*
Collateralized Loan Obligations	0.0	*
Communications Equipment	0.0	*
Construction Materials	0.0	*
Consumer Products & Services	0.0	*
Containers & Packaging	0.0	*
Distribution/Wholesale	0.0	*
Distributors	0.0	*
Diversified Consumer Services	0.0	*
Electrical Equipment	0.0	*
Energy Equipment & Services	0.0	*
Engineering & Construction	0.0	*
Entertainment	0.0	*
Food & Staples Retailing	0.0	*
Forest Products & Paper	0.0	*
Gas	0.0	*
Health Care Technology	0.0	*
Healthcare-Services	0.0	*
Home Builders	0.0	*
Household Products	0.0	*
Household Products/Wares	0.0	*
Industrial Conglomerates	0.0	*
Interactive Media & Services	0.0	*
Internet & Direct Marketing Retail	0.0	*
Iron/Steel	0.0	*
Leisure Products	0.0	*
Lodging	0.0	*
Machinery-Construction & Mining	0.0	*
Machinery-Diversified	0.0	*
Manufacturing	0.0	*
Marine	0.0	*
Mining	0.0	*
Miscellaneous Manufacturing	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Multiline Retail	0.0	*
Oil & Gas Services	0.0	*
Options Purchased	0.0	*
Other	0.0	*
Packaging & Containers	0.0	*
Paper & Forest Products	0.0	*
Personal Products	0.0	*
Professional Services	0.0	*
Real Estate Management & Development	0.0	*
Savings & Loans	0.0	*
Semiconductors	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*
Textiles, Apparel & Luxury Goods	0.0	*
Thrifts & Mortgage Finance	0.0	*
Wireless Telecommunication Services	0.0	*
Aerospace & Defense	(0.0	)*
Air Freight & Logistics	(0.0	)*
Airlines	(0.0	)*
Automobiles	(0.0	)*
Beverages	(0.0	)*
Building Products	(0.0	)*
Commercial Services & Supplies	(0.0	)*
Construction & Engineering	(0.0	)*
Construction Materials	(0.0	)*
Consumer Finance	(0.0	)*

Containers & Packaging	(0.0	)%*
Diversified Consumer Services	(0.0	)*
Diversified Financial Services	(0.0	)*
Diversified Telecommunication Services	(0.0	)*
Electrical Equipment	(0.0	)*
Energy Equipment & Services	(0.0	)*
Entertainment	(0.0	)*
Food & Staples Retailing	(0.0	)*
Gas Utilities	(0.0	)*
Health Care Technology	(0.0	)*
Household Durables	(0.0	)*
Household Products	(0.0	)*
Independent Power & Renewable Electricity Producers	(0.0	)*
Industrial Conglomerates	(0.0	)*
Interactive Media & Services	(0.0	)*
Internet & Direct Marketing Retail	(0.0	)*
Leisure Products	(0.0	)*
Life Sciences Tools & Services	(0.0	)*
Marine	(0.0	)*
Mortgage Real Estate Investment Trusts (REITs)	(0.0	)*
Multiline Retail	(0.0	)*
Paper & Forest Products	(0.0	)*
Personal Products	(0.0	)*
Real Estate Management & Development	(0.0	)*
Road & Rail	(0.0	)*
Technology Hardware, Storage & Peripherals	(0.0	)*
Textiles, Apparel & Luxury Goods	(0.0	)*
Thrifts & Mortgage Finance	(0.0	)*
Tobacco	(0.0	)*
Trading Companies & Distributors	(0.0	)*
Transportation Infrastructure	(0.0	)*
Water Utilities	(0.0	)*
Wireless Telecommunication Services	(0.0	)*
Auto Components	(0.1)
Banks	(0.1)
Capital Markets	(0.1)
Chemicals	(0.1)
Communications Equipment	(0.1)
Electric Utilities	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Food Products	(0.1)
Health Care Equipment & Supplies	(0.1)
Health Care Providers & Services	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Insurance	(0.1)
IT Services	(0.1)
Machinery	(0.1)
Media	(0.1)
Metals & Mining	(0.1)
Multi-Utilities	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Pharmaceuticals	(0.1)
Professional Services	(0.1)
Software	(0.1)
Specialty Retail	(0.1)
Biotechnology	(0.2)
Equity Real Estate Investment Trusts (REITs)	(0.2)
Semiconductors & Semiconductor Equipment	(0.2)

	103.3
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.3)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker — variation margin futures	$1,188,105	*	Due from/to broker — variation margin futures	$8,096,505	*
Credit contracts	Due from/to broker — variation margin swaps	1,621,322	*	Due from/to broker — variation margin swaps	206,176	*
Credit contracts	Premiums paid for OTC swap agreements	5,381		Premiums received for OTC swap agreements	392,174
Credit contracts	Unaffiliated investments	10,416		Options written outstanding, at value	96,743
Credit contracts	Unrealized appreciation on OTC swap agreements	111,340		Unrealized depreciation on OTC swap agreements	83,448
Equity contracts	Due from/to broker — variation margin futures	780,235	*	Due from/to broker — variation margin futures	4,902,275	*
Equity contracts	Unaffiliated investments	4,682		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	6,278,522		Unrealized depreciation on OTC swap agreements	4,426,140
Foreign exchange contracts	Due from/to broker — variation margin futures	446,404	*	Due from/to broker — variation margin futures	243,265	*
Foreign exchange contracts	Unaffiliated investments	489,734		Options written outstanding, at value	219,866
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	2,988		Unrealized depreciation on OTC cross currency exchange contracts	5,821
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	12,585,734		Unrealized depreciation on OTC forward foreign currency exchange contracts	12,896,810
Interest rate contracts	Due from/to broker — variation margin futures	10,198,599	*	Due from/to broker — variation margin futures	8,359,725	*
Interest rate contracts	Due from/to broker — variation margin swaps	8,003,739	*	Due from/to broker — variation margin swaps	7,700,881	*
Interest rate contracts	Premiums paid for OTC swap agreements	872,042		Premiums received for OTC swap agreements	62
Interest rate contracts	Unaffiliated investments	65,980		Options written outstanding, at value	948,022
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,963,827		Unrealized depreciation on OTC swap agreements	532,638

Total		$45,629,050			$49,110,551

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared forward rate agreements. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$—	$—	$—	$(3,184,049)	$—	$—	$464,180
Credit contracts	—	—	(32,707)	137,412	—	—	—	(1,746,215)

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps
Equity contracts	$11,216	$(113,373)	$—	$—	$(16,981,100)	$—	$—	$(9,391,555)
Foreign exchange contracts	—	—	(1,417,637)	1,856,708	(480,247)	(8,053,638)	—	—
Interest rate contracts	—	—	(2,189,956)	5,290,482	(11,506,332)	—	(33,351)	9,993,649

Total	$11,216	$(113,373)	$(3,640,300)	$7,284,602	$(32,151,728)	$(8,053,638)	$(33,351)	$(679,941)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$—	$—	$—	$(9,814,924)	$—	$—	$(1,000,574)
Credit contracts	—	—	(27,783)	(14,861)	—	—	—	1,863,632
Equity contracts	(77,420)	111,299	—	—	(4,221,292)	—	—	2,932,331
Foreign exchange contracts	—	—	56,893	176,114	398,998	8,309,245	—	—
Interest rate contracts	—	—	(243,946)	(497,569)	1,961,710	—	(1,900)	347,121

Total	$(77,420)	$111,299	$(214,836)	$(336,316)	$(11,675,508)	$8,309,245	$(1,900)	$4,142,510

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(4)	Futures Contracts- Short Positions(4)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)
$793,578	$127,172,390	$1,467,478,203	$878,890,672	$844,222,322	$1,083,023,019	$1,258,809

Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$145,600,445	$30,482,938	$17,945,656	$14,520,000	$53,392,683	$1,260,668,385	$96,811,801

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	N/A	$46,686,547	$(46,686,547)	$—
Securities Sold Short	Credit Suisse First Boston Corp.	(79,226,834)	79,226,834	—
Securities Sold Short	JPMorgan Chase	(28,671,511)	28,671,511	—

		$(61,211,798)

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.(3-a)	$596	$(9,558)	$(8,962)	$—	$(8,962)
Bank of America, N.A.(3-b)	30,346	(56,354)	(26,008)	—	(26,008)
Bank of America, N.A.(4)	66,966	(443,097)	(376,131)	370,000	(6,131)
Bank of America, N.A.(5-a)	74,340	(9,260)	65,080	(65,080)	—
Bank of America, N.A.(5-b)	1,825,604	(8,185)	1,817,419	(1,746,060)	71,359
Bank of America, N.A.(8)	16,390	(5,070)	11,320	—	11,320
Bank of New York Mellon(8)	—	(491)	(491)	—	(491)
Barclays Bank PLC(3-a)	55,236	(61,989)	(6,753)	—	(6,753)
Barclays Bank PLC(3-b)	49,163	(4,451)	44,712	—	44,712
Barclays Bank PLC(5-a)	39,905	(140,821)	(100,916)	100,916	—
Barclays Bank PLC(5-b)	667,935	(517,500)	150,435	(150,435)	—
Barclays Bank PLC(6)	4,470,947	(1,179,642)	3,291,305	(2,650,000)	641,305
Barclays Bank PLC(8)	279,380	(18,093)	261,287	(250,000)	11,287
BNP Paribas(3-a)	73,980	(183,358)	(109,378)	—	(109,378)
BNP Paribas(3-b)	133,762	(4,865)	128,897	(10,000)	118,897
BNP Paribas(5-b)	1,512	(2,780)	(1,268)	—	(1,268)
BNP Paribas(8)	272,920	(335,101)	(62,181)	—	(62,181)
Citibank, N.A.(3-a)	964,558	(442,894)	521,664	(459,000)	62,664
Citibank, N.A.(3-b)	364,829	(75,335)	289,494	(260,000)	29,494
Citibank, N.A.(4)	326,664	(1,849,878)	(1,523,214)	1,523,214	—
Citibank, N.A.(5-a)	238,113	(139,553)	98,560	(75,533)	23,027
Citibank, N.A.(5-b)	1,040,010	(860,013)	179,997	—	179,997
Citibank, N.A.(8)	34,921	(118)	34,803	(10,000)	24,803
Credit Suisse International(3-a)	2,426	—	2,426	—	2,426
Credit Suisse International(3-b)	4,027	(15,457)	(11,430)	—	(11,430)
Deutsche Bank AG(3-a)	45,678	(92,556)	(46,878)	—	(46,878)
Deutsche Bank AG(3-b)	27,699	(110,446)	(82,747)	—	(82,747)
Goldman Sachs Bank, USA(3-a)	687,925	(235,140)	452,785	(280,000)	172,785
Goldman Sachs Bank, USA(3-b)	121,093	(70,385)	50,708	—	50,708
Goldman Sachs Bank USA(5-b)	564,343	(186,290)	378,053	(378,053)	—
Goldman Sachs International(3-a)	19,703	(9,136)	10,567	—	10,567
Goldman Sachs International(3-b)	27,176	(5,214)	21,962	—	21,962
Goldman Sachs International(4)	5,766,007	(4,220,516)	1,545,491	(1,338,656)	206,835
Goldman Sachs International(5-b)	57,069	(123,477)	(66,408)	—	(66,408)
Goldman Sachs International(8)	573,403	(274,856)	298,547	(280,000)	18,547
HSBC Bank USA, N.A.(3-a)	80,501	(360,744)	(280,243)	280,243	—
HSBC Bank USA, N.A.(3-b)	2,683	(1,528)	1,155	—	1,155
JP Morgan Chase Bank, N.A.(5-a)	117,892	(63,063)	54,829	(11,027)	43,802
JP Morgan Chase Bank, N.A.(5-b)	851,546	(329,563)	521,983	(398,280)	123,703
JPMorgan Chase Bank, N.A.(3-a)	62,646	(142,197)	(79,551)	63,696	(15,855)
JPMorgan Chase Bank, N.A.(3-b)	170,730	(5,063)	165,667	(165,667)	—
JPMorgan Chase Bank, N.A.(8)	514,380	(515,761)	(1,381)	—	(1,381)
Morgan Stanley & Co. International PLC(3-a)	29,431	(384,731)	(355,300)	—	(355,300)
Morgan Stanley & Co. International PLC(3-b)	13,137	(35,091)	(21,954)	—	(21,954)

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Morgan Stanley Bank, N.A(3-a)	$29,864	$—	$29,864	$—	$29,864
Morgan Stanley Capital Services LLC(3-a)	299,263	(649)	298,614	—	298,614
Morgan Stanley Capital Services LLC(3-b)	—	(18,771)	(18,771)	—	(18,771)
Morgan Stanley Capital Services LLC(6)	1,302,216	(2,226,847)	(924,631)	924,631	—
Natwest Markets PLC(3-a)	1,165	(37,188)	(36,023)	—	(36,023)
Standard Chartered Bank(3-a)	25,111	(74,710)	(49,599)	—	(49,599)
Standard Chartered Bank(3-b)	96,884	—	96,884	—	96,884
Standard Chartered Bank(6)	522,695	(2,246,459)	(1,723,764)	—	(1,723,764)
State Street Bank(8)	928	—	928	—	928
UBS AG(3-a)	84,618	(200,579)	(115,961)	106,642	(9,319)
UBS AG(7)	152,302	(338,789)	(186,487)	186,487	—
UBS AG(8)	20,491	(114)	20,377	—	20,377

	$23,303,109	$(18,673,726)	$4,629,383	$(4,971,962)	$(342,579)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3-a)	PIMCO International Hedge managed sleeve
(3-b)	PIMCO Real Return managed sleeve
(4)	AQR managed sleeve
(5-a)	Western Asset Management (Emerging Markets) managed sleeve
(5-b)	Western Asset Management (Macro Opportunities) managed sleeve
(6)	First Quadrant managed sleeve
(7)	Alpha Simplex managed sleeve
(8)	Morgan Stanley managed sleeve

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $46,686,547:
Affiliated investments (cost $2,092,637,987)	$2,489,563,213
Unaffiliated investments (cost $1,662,104,597)	1,630,811,996
Foreign currency, at value (cost $2,113,538)	2,172,384
Receivable for investments sold	168,465,094
Deposit with broker for securities sold short	116,864,173
Deposit with broker for centrally cleared/exchange-traded derivatives	20,686,470
Receivable for Portfolio shares sold	20,401,384
Cash segregated for counterparty - OTC	13,010,000
Unrealized appreciation on OTC forward foreign currency contracts	12,585,734
Unrealized appreciation on OTC swap agreements	9,353,689
Dividends and interest receivable	8,210,314
Tax reclaim receivable	969,103
Premiums paid for OTC swap agreements	877,423
Due from broker-variation margin futures	753,474
Due from broker-variation margin swaps	443,762
Receivable from affiliate	20,390
Unrealized appreciation on OTC cross currency exchange contracts	2,988
Prepaid expenses	16,641

Total Assets	4,495,208,232

LIABILITIES:
Payable for investments purchased	415,422,283
Securities sold short, at value (proceeds received $117,068,449)	107,898,345
Payable to broker for collateral for securities on loan	47,634,078
Unrealized depreciation on OTC forward foreign currency contracts	12,896,810
Payable to custodian	6,844,217
Forward commitment contracts, at value (proceeds receivable $6,445,086)	6,530,518
Cash segregated from counterparty - OTC and TBA	5,661,000
Unrealized depreciation on OTC swap agreements	5,042,226
Options written outstanding, at value (premiums received $1,123,203)	1,264,631
Management fees payable	1,161,228
Payable to affiliate	710,701
Due to broker-variation margin futures	631,506
Accrued expenses and other liabilities	589,726
Premiums received for OTC swap agreements	392,236
Dividends payable on securities sold short	118,797
Due to broker-variation margin swaps	118,059
Distribution fee payable	68,066
Unrealized depreciation on OTC cross currency exchange contracts	5,821
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	36

Total Liabilities	612,990,653

NET ASSETS	$3,882,217,579

Net assets were comprised of:
Partners Equity	$3,882,217,579

Net asset value and redemption price per share, $3,882,217,579 / 279,537,342 outstanding shares of beneficial interest	$13.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net of $(73,822) foreign withholding tax)	$40,916,638
Unaffiliated dividend income (net) (foreign withholding tax $978,557, of which $178,838 is reimbursable by an affiliate)	14,892,614
Affiliated dividend income	7,589,111
Income from securities lending, net (including affiliated income of $172,397)	194,839

63,593,202

EXPENSES
Management fees	32,359,442
Distribution fee	5,442,000
Dividends on securities sold short	1,920,108
Custodian and accounting fees	1,082,524
Audit fee	104,010
Trustees’ fees	62,760
Shareholders’ reports	49,986
Interest expense on short sales	42,425
Legal fees and expenses	26,363
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	123,743

Total expenses	41,220,348
Less: Fee waivers and/or expense reimbursement	(601,844)

Net expenses	40,618,504

NET INVESTMENT INCOME (LOSS)	22,974,698

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $338,979,531)	351,747,316
Futures transactions	(32,151,728)
Options written transactions	7,284,602
Short sales transactions	(16,370,970)
Forward rate agreement transactions	(33,351)
Swap agreements transactions	(679,941)
Forward and cross currency contracts transactions	(8,053,638)
Foreign currency transactions	(7,090,360)

294,651,930

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated of $613,274,410) (net of change in foreign capital gains taxes $38,753)	(742,436,765)
Futures	(11,675,508)
Options written	(336,316)
Short sales	24,794,919
Forward rate agreements	(1,900)
Swap agreements	4,142,510
Forward and cross currency contracts	8,309,245
Foreign currencies	(7,758)

(717,211,573)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(422,559,643)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(399,584,945)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$22,974,698	$11,860,238
Net realized gain (loss) on investment and foreign currency transactions	294,651,930	163,129,040
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(717,211,573)	492,259,732

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(399,584,945)	667,249,010

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [6,692,785 and 12,556,742 shares, respectively]	96,667,387	176,242,346
Portfolio share repurchased [105,793,471 and 38,979,014 shares, respectively]	(1,540,995,083)	(556,029,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(1,444,327,696)	(379,787,304)

CAPITAL CONTRIBUTIONS	332,927	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,843,579,714)	287,461,706
NET ASSETS:
Beginning of year	5,725,797,293	5,438,335,587

End of year	$3,882,217,579	$5,725,797,293

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST AQR LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 95.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.3%
Boeing Co. (The)	144,061	$46,459,673
L3 Technologies, Inc.	12,273	2,131,329
Lockheed Martin Corp.	5,885	1,540,928
Raytheon Co.	124,949	19,160,929

		69,292,859

Airlines — 3.5%
Delta Air Lines, Inc.	386,275	19,275,123
Southwest Airlines Co.	668,510	31,072,345
United Continental Holdings, Inc.*	260,887	21,844,069

		72,191,537

Banks — 0.7%
Fifth Third Bancorp	595,160	14,004,115
JPMorgan Chase & Co.	13,105	1,279,310

		15,283,425

Biotechnology — 1.6%
Biogen, Inc.*	86,967	26,170,110
Celgene Corp.*	97,423	6,243,840
Gilead Sciences, Inc.	27,835	1,741,079

		34,155,029

Capital Markets — 0.3%
Moody’s Corp.(a)	18,556	2,598,582
S&P Global, Inc.	27,170	4,617,270

		7,215,852

Chemicals — 0.6%
LyondellBasell Industries NV (Class A Stock)	157,709	13,115,080

Commercial Services & Supplies — 0.3%
Waste Management, Inc.	81,286	7,233,641

Communications Equipment — 0.6%
Cisco Systems, Inc.	228,481	9,900,082
F5 Networks, Inc.*	16,447	2,664,907

		12,564,989

Consumer Finance — 0.8%
Synchrony Financial	719,656	16,883,130

Containers & Packaging — 0.0%
Avery Dennison Corp.	2,478	222,599

Diversified Consumer Services — 0.0%
H&R Block, Inc.	10,746	272,626

Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc. (Class B Stock)*	183,014	37,367,799

Electronic Equipment, Instruments & Components — 0.3%
FLIR Systems, Inc.	56,388	2,455,134
TE Connectivity Ltd.	42,890	3,243,771

		5,698,905

Entertainment — 2.0%
Activision Blizzard, Inc.	154,113	7,177,042
Electronic Arts, Inc.*	139,876	11,037,615
Netflix, Inc.*	51,488	13,781,278
Twenty-First Century Fox, Inc. (Class A Stock)	118,841	5,718,629

COMMON STOCKS (continued)	Shares	Value
Entertainment (continued)
Twenty-First Century Fox, Inc. (Class B Stock)	46,650	$2,228,937
Viacom, Inc. (Class B Stock)	47,803	1,228,537

		41,172,038

Equity Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.	116,609	18,446,378
Crown Castle International Corp.	96,782	10,513,429
Equinix, Inc.	13,983	4,929,846
Prologis, Inc.	92,700	5,443,343
Public Storage	39,979	8,092,149
Simon Property Group, Inc.	69,516	11,677,993

		59,103,138

Food & Staples Retailing — 5.3%
Costco Wholesale Corp.	185,005	37,687,369
Kroger Co. (The)	1,121,568	30,843,119
Walmart, Inc.	458,286	42,689,341

		111,219,829

Food Products — 0.3%
Tyson Foods, Inc. (Class A Stock)	104,179	5,563,159

Health Care Equipment & Supplies — 0.4%
ABIOMED, Inc.*	27,342	8,887,244

Health Care Providers & Services — 7.5%
Anthem, Inc.	112,421	29,525,127
Centene Corp.*	202,339	23,329,687
Cigna Corp.(a)	165,345	31,402,344
HCA Healthcare, Inc.	179,327	22,317,245
Humana, Inc.	114,693	32,857,251
McKesson Corp.	149,561	16,522,004

		155,953,658

Hotels, Restaurants & Leisure — 0.8%
Chipotle Mexican Grill, Inc.*	14,646	6,323,996
Darden Restaurants, Inc.	110,711	11,055,600

		17,379,596

Household Products — 0.4%
Kimberly-Clark Corp.	3,842	437,757
Procter & Gamble Co. (The)	83,717	7,695,267

		8,133,024

Independent Power & Renewable Electricity Producers — 1.1%
AES Corp.	636,174	9,199,076
NRG Energy, Inc.	369,430	14,629,427

		23,828,503

Industrial Conglomerates — 0.1%
Honeywell International, Inc.	19,014	2,512,130

Insurance — 3.3%
Aflac, Inc.	388,394	17,695,231
Allstate Corp. (The)(a)	350,239	28,940,249
Everest Re Group Ltd.	4,046	881,057
Lincoln National Corp.	83,907	4,305,268
MetLife, Inc.	25,794	1,059,102
Progressive Corp. (The)	40,408	2,437,815
Travelers Cos., Inc. (The)	104,301	12,490,045

		67,808,767

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 5.2%
Alphabet, Inc. (Class A Stock)*	30,644	$32,021,754
Alphabet, Inc. (Class C Stock)*	30,380	31,461,832
Facebook, Inc. (Class A Stock)*	346,973	45,484,691

		108,968,277

Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.*	19,601	29,440,114

IT Services — 4.4%
Accenture PLC (Class A Stock)	3,567	502,983
Akamai Technologies, Inc.*	177,077	10,815,863
Broadridge Financial Solutions, Inc.	30,353	2,921,476
Cognizant Technology Solutions Corp. (Class A Stock)	454,207	28,833,060
DXC Technology Co.	152,758	8,122,143
International Business Machines Corp.	153,791	17,481,423
Mastercard, Inc. (Class A Stock)	73,053	13,781,448
PayPal Holdings, Inc.*	72,346	6,083,575
VeriSign, Inc.*	18,468	2,738,620

		91,280,591

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	45,735	3,085,283

Media — 0.9%
CBS Corp. (Class B Stock)	19,653	859,229
Comcast Corp. (Class A Stock)	515,385	17,548,859

		18,408,088

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	428,207	4,414,814
Nucor Corp.	41,931	2,172,445

		6,587,259

Multiline Retail — 2.7%
Kohl’s Corp.	178,476	11,840,098
Macy’s, Inc.	493,783	14,704,858
Nordstrom, Inc.(a)	35,859	1,671,388
Target Corp.	414,844	27,417,040

		55,633,384

Multi-Utilities — 0.5%
CenterPoint Energy, Inc.	185,719	5,242,847
Public Service Enterprise Group, Inc.	112,214	5,840,739

		11,083,586

Oil, Gas & Consumable Fuels — 5.9%
Anadarko Petroleum Corp.	249,596	10,942,289
ConocoPhillips	401,400	25,027,289
HollyFrontier Corp.	323,089	16,516,310
Marathon Petroleum Corp.	564,943	33,337,286
Phillips 66	121,636	10,478,941
Pioneer Natural Resources Co.	23,157	3,045,609
Valero Energy Corp.	313,784	23,524,386

		122,872,110

Pharmaceuticals — 10.7%
Allergan PLC	27,933	3,733,525
Bristol-Myers Squibb Co.	650,661	33,821,359
Eli Lilly & Co.	183,555	21,240,985
Johnson & Johnson	324,427	41,867,304
Merck & Co., Inc.	635,873	48,587,056

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Mylan NV*	382,550	$10,481,869
Pfizer, Inc.	1,140,673	49,790,376
Zoetis, Inc.	149,476	12,786,177

		222,308,651

Professional Services — 0.6%
Robert Half International, Inc.	217,573	12,445,176

Road & Rail — 0.1%
Norfolk Southern Corp.	10,188	1,523,514

Semiconductors & Semiconductor Equipment — 3.0%
Applied Materials, Inc.	32,762	1,072,628
Intel Corp.	970,519	45,546,457
Micron Technology, Inc.*	409,251	12,985,534
Texas Instruments, Inc.	24,123	2,279,624

		61,884,243

Software — 7.6%
Adobe, Inc.*	177,970	40,263,933
Intuit, Inc.	83,451	16,427,329
Microsoft Corp.	936,469	95,117,156
Red Hat, Inc.*	17,237	3,027,507
Symantec Corp.	209,392	3,956,462

		158,792,387

Specialty Retail — 7.0%
Best Buy Co., Inc.(a)	196,413	10,402,033
Foot Locker, Inc.	579,719	30,841,051
Gap, Inc. (The)(a)	361,185	9,304,126
Home Depot, Inc. (The)	101,177	17,384,232
Lowe’s Cos., Inc.	131,697	12,163,535
Ross Stores, Inc.	399,958	33,276,506
TJX Cos., Inc. (The)	740,012	33,108,137

		146,479,620

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	404,943	63,875,709
HP, Inc.	992,548	20,307,532
NetApp, Inc.	75,167	4,485,215
Seagate Technology PLC(a)	166,558	6,427,473

		95,095,929

Textiles, Apparel & Luxury Goods — 2.3%
Michael Kors Holdings Ltd.*	512,863	19,447,765
NIKE, Inc. (Class B Stock)	116,346	8,625,892
Ralph Lauren Corp.	182,964	18,929,455

		47,003,112

TOTAL LONG-TERM INVESTMENTS (cost $1,976,578,669)		1,985,949,881

SHORT-TERM INVESTMENTS — 7.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	107,497,470	107,497,470
PGIM Institutional Money Market Fund (cost $49,929,668; includes $49,815,038 of cash collateral for securities on loan)(b)(w)	49,932,092	49,927,099

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
TOTAL SHORT-TERM INVESTMENTS (cost $157,427,138)	$157,424,569

TOTAL INVESTMENTS — 102.8% (cost $2,134,005,807)	2,143,374,450
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.8)%	(57,642,901)

NET ASSETS — 100.0%	$2,085,731,549

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,046,319; cash collateral of $49,815,038 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
710	S&P 500 E-Mini Index	Mar. 2019	$88,934,600	$1,252,650

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$4,260,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$69,292,859	$—	$—
Airlines	72,191,537	—	—
Banks	15,283,425	—	—
Biotechnology	34,155,029	—	—
Capital Markets	7,215,852	—	—
Chemicals	13,115,080	—	—
Commercial Services & Supplies	7,233,641	—	—
Communications Equipment	12,564,989	—	—
Consumer Finance	16,883,130	—	—
Containers & Packaging	222,599	—	—
Diversified Consumer Services	272,626	—	—
Diversified Financial Services	37,367,799	—	—
Electronic Equipment, Instruments & Components	5,698,905	—	—
Entertainment	41,172,038	—	—
Equity Real Estate Investment Trusts (REITs)	59,103,138	—	—
Food & Staples Retailing	111,219,829	—	—
Food Products	5,563,159	—	—
Health Care Equipment & Supplies	8,887,244	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Health Care Providers & Services	$155,953,658	$—	$—
Hotels, Restaurants & Leisure	17,379,596	—	—
Household Products	8,133,024	—	—
Independent Power & Renewable Electricity Producers	23,828,503	—	—
Industrial Conglomerates	2,512,130	—	—
Insurance	67,808,767	—	—
Interactive Media & Services	108,968,277	—	—
Internet & Direct Marketing Retail	29,440,114	—	—
IT Services	91,280,591	—	—
Life Sciences Tools & Services	3,085,283	—	—
Media	18,408,088	—	—
Metals & Mining	6,587,259	—	—
Multiline Retail	55,633,384	—	—
Multi-Utilities	11,083,586	—	—
Oil, Gas & Consumable Fuels	122,872,110	—	—
Pharmaceuticals	222,308,651	—	—
Professional Services	12,445,176	—	—
Road & Rail	1,523,514	—	—
Semiconductors & Semiconductor Equipment	61,884,243	—	—
Software	158,792,387	—	—
Specialty Retail	146,479,620	—	—
Technology Hardware, Storage & Peripherals	95,095,929	—	—
Textiles, Apparel & Luxury Goods	47,003,112	—	—
Affiliated Mutual Funds	157,424,569	—	—
Other Financial Instruments*
Futures Contracts	1,252,650	—	—

Total	$2,144,627,100	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contacts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Pharmaceuticals	10.7%
Software	7.6
Affiliated Mutual Funds (2.4% represents investments purchased with collateral from securities on loan)	7.6
Health Care Providers & Services	7.5
Specialty Retail	7.0
Oil, Gas & Consumable Fuels	5.9
Food & Staples Retailing	5.3
Interactive Media & Services	5.2
Technology Hardware, Storage & Peripherals	4.6
IT Services	4.4
Airlines	3.5
Aerospace & Defense	3.3
Insurance	3.3
Semiconductors & Semiconductor Equipment	3.0
Equity Real Estate Investment Trusts (REITs)	2.8
Multiline Retail	2.7
Textiles, Apparel & Luxury Goods	2.3
Entertainment	2.0
Diversified Financial Services	1.8
Biotechnology	1.6

Internet & Direct Marketing Retail	1.4%
Independent Power & Renewable Electricity Producers	1.1
Media	0.9
Hotels, Restaurants & Leisure	0.8
Consumer Finance	0.8
Banks	0.7
Chemicals	0.6
Communications Equipment	0.6
Professional Services	0.6
Multi-Utilities	0.5
Health Care Equipment & Supplies	0.4
Household Products	0.4
Commercial Services & Supplies	0.3
Capital Markets	0.3
Metals & Mining	0.3
Electronic Equipment, Instruments & Components	0.3
Food Products	0.3
Life Sciences Tools & Services	0.2
Industrial Conglomerates	0.1
Road & Rail	0.1
Diversified Consumer Services	0.0 *
Containers & Packaging	0.0 *

102.8
Liabilities in excess of other assets	(2.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,252,650	*	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(2,282,428)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,009,382

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$57,669,016

(1)	Notional amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$49,046,319	$(49,046,319)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST AQR LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $49,046,319:
Unaffiliated investments (cost $1,976,578,669)	$1,985,949,881
Affiliated investments (cost $157,427,138)	157,424,569
Cash	3,122
Deposit with broker for centrally cleared/exchange-traded derivatives	4,260,000
Dividends and interest receivable	2,158,743
Receivable for investments sold	13,151
Receivable for Portfolio shares sold	11,348
Prepaid expenses	19,385

Total Assets	2,149,840,199

LIABILITIES:
Payable to broker for collateral for securities on loan	49,815,038
Payable for Portfolio shares repurchased	8,845,000
Payable for investments purchased	2,691,758
Due to broker-variation margin futures	2,074,925
Management fees payable	402,616
Accrued expenses and other liabilities	196,346
Distribution fee payable	82,598
Affiliated transfer agent fee payable	369

Total Liabilities	64,108,650

NET ASSETS	$2,085,731,549

Net assets were comprised of:
Partners Equity	$2,085,731,549

Net asset value and redemption price per share, $2,085,731,549 / 123,886,288 outstanding shares of beneficial interest	$16.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$41,212,193
Affiliated dividend income	1,317,403
Affiliated income from securities lending, net	61,764
Interest income	34,072

42,625,432

EXPENSES
Management fees	14,115,743
Distribution fee	6,317,078
Custodian and accounting fees	166,505
Trustees’ fees	35,900
Audit fee	26,200
Legal fees and expenses	18,023
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,730
Miscellaneous	52,864

Total expenses	20,745,030
Less: Fee waivers and/or expense reimbursement	(1,276,746)

Net expenses	19,468,284

NET INVESTMENT INCOME (LOSS)	23,157,148

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,970))	262,021,976
Futures transactions	(2,282,428)

259,739,548

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(924))	(453,271,134)
Futures	1,009,382

(452,261,752)

NET GAIN (LOSS) ON INVESTMENTS	(192,522,204)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(169,365,056)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$23,157,148	$36,068,296
Net realized gain (loss) on investment transactions	259,739,548	407,625,186
Net change in unrealized appreciation (depreciation) on investments	(452,261,752)	100,874,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(169,365,056)	544,567,566

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [7,357,320 and 6,182,802 shares, respectively]	131,503,030	99,471,125
Portfolio share repurchased [28,112,435 and 58,215,671 shares, respectively]	(525,710,213)	(944,354,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(394,207,183)	(844,883,215)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(563,572,239)	(300,315,649)
NET ASSETS:
Beginning of year	2,649,303,788	2,949,619,437

End of year	$2,085,731,549	$2,649,303,788

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 89.5%
	Shares	Value
AFFILIATED MUTUAL FUNDS
AST AB Global Bond Portfolio*	39,209,467	$427,775,283
AST AQR Emerging Markets Equity Portfolio*	1,114,633	11,581,042
AST AQR Large-Cap Portfolio*	61,639,600	1,037,394,462
AST BlackRock Low Duration Bond Portfolio*	3,781,892	40,920,068
AST BlackRock/Loomis Sayles Bond Portfolio*	16,619,287	225,191,336
AST ClearBridge Dividend Growth Portfolio*	34,523,489	579,649,388
AST Goldman Sachs Global Income Portfolio*	19,812,129	211,593,537
AST Goldman Sachs Large-Cap Value Portfolio*	6,313,896	179,504,061
AST Goldman Sachs Mid-Cap Growth Portfolio*	5,068,824	45,720,793
AST Goldman Sachs Small-Cap Value Portfolio*	5,106,247	104,218,509
AST High Yield Portfolio*	5,780,516	57,053,694
AST Hotchkis & Wiley Large-Cap Value Portfolio*	19,798,849	505,662,609
AST International Growth Portfolio*	35,156,501	546,332,031
AST International Value Portfolio*	30,265,738	541,151,399
AST Jennison Large-Cap Growth Portfolio*	10,594,793	323,670,912
AST Loomis Sayles Large-Cap Growth Portfolio*	11,099,509	538,659,159
AST MFS Growth Portfolio*	13,312,104	322,419,151
AST MFS Large-Cap Value Portfolio*	31,358,768	566,339,348
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	1,046,286	30,520,161
AST Parametric Emerging Markets Equity Portfolio*	828,811	7,202,364
AST PIMCO Dynamic Bond Portfolio*	7,521,097	72,127,322
AST Prudential Core Bond Portfolio*	49,389,474	602,551,584
AST QMA International Core Equity Portfolio*	44,285,805	478,286,698
AST QMA Large-Cap Portfolio*	61,042,401	1,054,202,258
AST Small-Cap Growth Opportunities Portfolio*	5,600,031	99,008,557
AST Small-Cap Growth Portfolio*	2,621,173	106,865,225
AST Small-Cap Value Portfolio*	4,567,035	108,467,080
AST T. Rowe Price Large-Cap Growth Portfolio*	11,831,017	425,798,291
AST T. Rowe Price Large-Cap Value Portfolio*	39,009,448	533,259,154
AST Templeton Global Bond Portfolio*	79,450	891,424
AST WEDGE Capital Mid-Cap Value Portfolio*	1,432,191	30,820,744
AST Wellington Management Global Bond Portfolio*	46,432,316	511,684,125
AST Western Asset Core Plus Bond Portfolio*	38,287,415	479,358,433

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
AST Western Asset Emerging Markets Debt Portfolio*	816,419	$8,686,695

TOTAL LONG-TERM INVESTMENTS (cost $9,430,544,843)(w)		10,814,566,897

SHORT-TERM INVESTMENTS — 9.5%
AFFILIATED MUTUAL FUND — 9.1%
PGIM Core Ultra Short Bond Fund (cost $1,097,443,831)(w)	1,097,443,831	1,097,443,831

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(n) — 0.4%
U.S. Treasury Bills(k)
2.344%	03/21/19	56,000	55,715,928

(cost $55,713,669)
TOTAL SHORT-TERM INVESTMENTS (cost $1,153,157,500)			1,153,159,759

TOTAL INVESTMENTS — 99.0% (cost $10,583,702,343)			11,967,726,656
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 1.0%			122,117,588

NET ASSETS — 100.0%			$12,089,844,244

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
744	2 Year U.S. Treasury Notes	Mar. 2019	$157,960,500	$909,572
1,061	10 Year U.S. Treasury Notes	Mar. 2019	129,458,578	2,228,091
233	CAC40 10 Euro	Jan. 2019	12,623,203	(289,651)
34	DAX Index	Mar. 2019	10,285,722	(197,507)
1,681	Euro STOXX 50 Index	Mar. 2019	57,279,460	(1,776,740)
150	FTSE 100 Index	Mar. 2019	12,731,340	(161,778)
394	Mini MSCI EAFE Index	Mar. 2019	33,805,200	(319,345)
595	Russell 2000 E-Mini Index	Mar. 2019	40,132,750	(2,003,342)
1,714	S&P 500 E-Mini Index	Mar. 2019	214,695,640	(7,742,905)
627	S&P 500 Index	Mar. 2019	392,690,100	(22,540,650)
563	TOPIX Index	Mar. 2019	76,715,524	(3,901,710)

				$(35,795,965)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$6,604,516	$55,715,928

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$11,912,010,728	$—	$—
U.S. Treasury Obligation	—	55,715,928	—
Other Financial Instruments*
Futures Contracts	(35,795,965)	—	—

Total	$11,876,214,763	$55,715,928	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Large/Mid-Cap Growth	31.0%
Large/Mid-Cap Value	15.3
Core Bond	11.7
Global Bond	9.5
Ultra Short Bond	9.1

International Value	8.4%
Large/Mid-Cap Blend	4.8
International Growth	4.5
Small-Cap Value	1.8
Small-Cap Growth	1.7
High Yield	0.5
U.S. Treasury Obligation	0.5
Emerging Markets	0.2

99.0

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Other assets in excess of liabilities	1.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$38,933,628	*
Interest rate contracts	Due from/to broker — variation margin futures	3,137,663	*	—	—

Total		$3,137,663			$38,933,628

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(60,556,612)
Interest rate contracts	(3,872,660)

Total	$(64,429,272)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(46,453,738)
Interest rate contracts	4,010,780

Total	$(42,442,958)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activites is as follows:

Futures Contracts- Long Positions(1)
$1,558,229,105

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $10,527,988,674)	$11,912,010,728
Unaffiliated investments (cost $55,713,669)	55,715,928
Foreign currency, at value (cost $13,481,273)	13,728,377
Deposit with broker for centrally cleared/exchange-traded derivatives	6,604,516
Receivable for investments sold	49,410,000
Receivable for Portfolio shares sold	48,250,420
Due from broker-variation margin futures	5,060,609
Prepaid expenses	13,191

Total Assets	12,090,793,769

LIABILITIES:
Management fees payable	757,279
Custodian and accounting fees payable	136,585
Accrued expenses and other liabilities	53,815
Payable for Portfolio shares repurchased	1,477
Affiliated transfer agent fee payable	369

Total Liabilities	949,525

NET ASSETS	$12,089,844,244

Net assets were comprised of:
Partners Equity	$12,089,844,244

Net asset value and redemption price per share, $12,089,844,244 / 679,256,182 outstanding shares of beneficial interest	$17.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Affiliated dividend income	$33,376,343
Interest income	759,167

34,135,510

EXPENSES
Management fees	21,290,870
Custodian and accounting fees	642,861
Trustees’ fees	157,929
Legal fees and expenses	53,745
Audit fee	23,510
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,979
Miscellaneous	60,560

Total expenses	22,241,441
Less: Fee waivers and/or expense reimbursement	(252,396)

Net expenses	21,989,045

NET INVESTMENT INCOME (LOSS)	12,146,465

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Affiliated investment transactions (including affiliated of $868,266,412)	868,266,412
Futures transactions	(64,429,272)
Foreign currency transactions	(57,114)

803,780,026

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,616,494,017))	(1,616,498,005)
Futures	(42,442,958)
Foreign currencies	(133,227)

(1,659,074,190)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(855,294,164)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(843,147,699)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$12,146,465	$(3,846,849)
Net realized gain (loss) on investment and foreign currency transactions	803,780,026	922,351,777
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,659,074,190)	1,337,616,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(843,147,699)	2,256,121,420

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [15,466,535 and 16,391,522 shares, respectively]	288,915,692	278,755,184
Portfolio share repurchased [102,419,190 and 42,177,243 shares, respectively]	(1,894,939,556)	(748,435,607)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(1,606,023,864)	(469,680,423)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,449,171,563)	1,786,440,997
NET ASSETS:
Beginning of year	14,539,015,807	12,752,574,810

End of year	$12,089,844,244	$14,539,015,807

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.9%
Raytheon Co.	163,470	$25,068,125

Air Freight & Logistics — 1.8%
United Parcel Service, Inc. (Class B Stock)	241,163	23,520,627

Automobiles — 1.4%
General Motors Co.	564,610	18,886,205

Banks — 6.7%
Bank of America Corp.	935,280	23,045,299
JPMorgan Chase & Co.	304,127	29,688,878
PNC Financial Services Group, Inc. (The)	105,830	12,372,585
U.S. Bancorp	280,610	12,823,877
Wells Fargo & Co.	252,780	11,648,102

		89,578,741

Beverages — 4.2%
Anheuser-Busch InBev SA/NV (Belgium), ADR(a)	238,180	15,674,626
Coca-Cola Co. (The)	561,210	26,573,294
PepsiCo, Inc.	125,190	13,830,991

		56,078,911

Capital Markets — 5.4%
Bank of New York Mellon Corp. (The)	547,180	25,755,763
BlackRock, Inc.	38,350	15,064,647
Blackstone Group LP (The), MLP	1,075,660	32,065,425

		72,885,835

Chemicals — 7.2%
DowDuPont, Inc.	401,197	21,456,016
Ecolab, Inc.(a)	167,290	24,650,182
Linde PLC (United Kingdom)	153,900	24,014,555
PPG Industries, Inc.	259,997	26,579,493

		96,700,246

Commercial Services & Supplies — 2.0%
Waste Management, Inc.	294,640	26,220,014

Communications Equipment — 0.7%
Cisco Systems, Inc.	230,000	9,965,899

Construction Materials — 1.3%
Vulcan Materials Co.	172,880	17,080,544

Containers & Packaging — 0.7%
International Paper Co.	244,850	9,882,146

Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc. (Class B Stock)*	115,000	23,480,699

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	430,110	12,275,339
Verizon Communications, Inc.	294,640	16,564,661

		28,840,000

Electric Utilities — 1.2%
NextEra Energy, Inc.	91,020	15,821,096

Energy Equipment & Services — 0.9%
Schlumberger Ltd.	350,886	12,659,967

Entertainment — 2.3%
Walt Disney Co. (The)	283,040	31,035,336

Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp.	180,000	28,474,199

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Trust of America, Inc. (Class A Stock)	543,080	$13,745,355

		42,219,554

Food & Staples Retailing — 2.8%
Costco Wholesale Corp.	31,380	6,392,420
Sysco Corp.	149,660	9,377,696
Walmart, Inc.	240,000	22,356,000

		38,126,116

Food Products — 3.4%
Mondelez International, Inc. (Class A Stock)	561,210	22,465,236
Nestle SA (Switzerland), ADR	279,598	22,636,254

		45,101,490

Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	77,280	19,251,994

Hotels, Restaurants & Leisure — 1.8%
McDonald’s Corp.	134,840	23,943,539

Household Products — 1.8%
Procter & Gamble Co. (The)	262,380	24,117,970

Independent Power & Renewable Electricity Producers — 0.3%
Brookfield Renewable Partners LP (Canada), MLP, (NYSE)	44,110	1,142,449
Brookfield Renewable Partners LP (Canada), MLP, (TSX)	96,720	2,504,433

		3,646,882

Industrial Conglomerates — 2.1%
3M Co.	150,000	28,581,000

Insurance — 3.7%
American International Group, Inc.	344,710	13,585,021
MetLife, Inc.	391,020	16,055,281
Travelers Cos., Inc. (The)	168,840	20,218,590

		49,858,892

IT Services — 3.5%
Mastercard, Inc. (Class A Stock)	128,080	24,162,292
Visa, Inc. (Class A Stock)	168,360	22,213,418

		46,375,710

Media — 2.4%
Comcast Corp. (Class A Stock)	930,840	31,695,101

Multi-Utilities — 2.5%
Brookfield Infrastructure Partners LP (Canada)	506,135	17,476,842
WEC Energy Group, Inc.	235,760	16,328,738

		33,805,580

Oil, Gas & Consumable Fuels — 7.3%
Enbridge, Inc. (Canada)(a)	884,727	27,497,315
Exxon Mobil Corp.	319,190	21,765,566
Kinder Morgan, Inc.	935,350	14,385,683
Phillips 66	138,720	11,950,728
Williams Cos., Inc. (The)	982,120	21,655,746

		97,255,038

Pharmaceuticals — 7.9%
Johnson & Johnson	237,650	30,668,733

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	486,380	$37,164,296
Pfizer, Inc.	561,210	24,496,817
Zoetis, Inc.	157,470	13,469,984

		105,799,830

Road & Rail — 2.0%
Union Pacific Corp.	192,120	26,556,748

Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	168,360	7,901,135
Texas Instruments, Inc.	159,010	15,026,445

		22,927,580

Software — 3.4%
Microsoft Corp.	449,090	45,614,071

Specialty Retail — 2.5%
Home Depot, Inc. (The)	196,700	33,796,994

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	210,470	33,199,538

TOTAL LONG-TERM INVESTMENTS (cost $1,075,567,887)		1,309,578,018

SHORT-TERM INVESTMENTS — 4.3%
AFFILIATED MUTUAL FUND — 2.2%
PGIM Institutional Money Market Fund (cost $28,508,218; includes $28,368,286 of cash collateral for securities on loan)(b)(w)	28,509,998	28,507,147

	Shares	Value
UNAFFILIATED FUND — 2.1%
Fidelity Investments Money Market Funds — Treasury Only Portfolio (cost $28,090,717)	28,090,717	$28,090,717

TOTAL SHORT-TERM INVESTMENTS (cost $56,598,935)		56,597,864

TOTAL INVESTMENTS — 102.2% (cost $1,132,166,822)		1,366,175,882
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.2)%		(28,867,858)

NET ASSETS — 100.0%		$1,337,308,024

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,050,973; cash collateral of $28,368,286 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$25,068,125	$—	$—
Air Freight & Logistics	23,520,627	—	—
Automobiles	18,886,205	—	—
Banks	89,578,741	—	—
Beverages	56,078,911	—	—
Capital Markets	72,885,835	—	—
Chemicals	96,700,246	—	—
Commercial Services & Supplies	26,220,014	—	—
Communications Equipment	9,965,899	—	—
Construction Materials	17,080,544	—	—
Containers & Packaging	9,882,146	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Diversified Financial Services	$23,480,699	$—	$—
Diversified Telecommunication Services	28,840,000	—	—
Electric Utilities	15,821,096	—	—
Energy Equipment & Services	12,659,967	—	—
Entertainment	31,035,336	—	—
Equity Real Estate Investment Trusts (REITs)	42,219,554	—	—
Food & Staples Retailing	38,126,116	—	—
Food Products	45,101,490	—	—
Health Care Providers & Services	19,251,994	—	—
Hotels, Restaurants & Leisure	23,943,539	—	—
Household Products	24,117,970	—	—
Independent Power & Renewable Electricity Producers	3,646,882	—	—
Industrial Conglomerates	28,581,000	—	—
Insurance	49,858,892	—	—
IT Services	46,375,710	—	—
Media	31,695,101	—	—
Multi-Utilities	33,805,580	—	—
Oil, Gas & Consumable Fuels	97,255,038	—	—
Pharmaceuticals	105,799,830	—	—
Road & Rail	26,556,748	—	—
Semiconductors & Semiconductor Equipment	22,927,580	—	—
Software	45,614,071	—	—
Specialty Retail	33,796,994	—	—
Technology Hardware, Storage & Peripherals	33,199,538	—	—
Affiliated Mutual Fund	28,507,147	—	—
Unaffiliated Fund	28,090,717	—	—

Total	$1,366,175,882	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Pharmaceuticals	7.9%
Oil, Gas & Consumable Fuels	7.3
Chemicals	7.2
Banks	6.7
Capital Markets	5.4
Beverages	4.2
Insurance	3.7
IT Services	3.5
Software	3.4
Food Products	3.4
Equity Real Estate Investment Trusts (REITs)	3.2
Food & Staples Retailing	2.8
Multi-Utilities	2.5
Specialty Retail	2.5
Technology Hardware, Storage & Peripherals	2.5
Media	2.4
Entertainment	2.3
Diversified Telecommunication Services	2.2
Affiliated Mutual Fund (2.1% represents investments purchased with collateral from securities on loan)	2.2
Industrial Conglomerates	2.1
Unaffiliated Mutual Fund	2.1
Road & Rail	2.0
Commercial Services & Supplies	2.0

Aerospace & Defense	1.9%
Household Products	1.8
Hotels, Restaurants & Leisure	1.8
Air Freight & Logistics	1.8
Diversified Financial Services	1.8
Semiconductors & Semiconductor Equipment	1.7
Health Care Providers & Services	1.4
Automobiles	1.4
Construction Materials	1.3
Electric Utilities	1.2
Energy Equipment & Services	0.9
Communications Equipment	0.7
Containers & Packaging	0.7
Independent Power & Renewable Electricity Producers	0.3

102.2
Liabilities in excess of other assets	(2.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$28,050,973	$(28,050,973)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $28,050,973:
Unaffiliated investments (cost $1,103,658,604)	$1,337,668,735
Affiliated investments (cost $28,508,218)	28,507,147
Receivable for investments sold	4,039,793
Dividends receivable	1,919,146
Tax reclaim receivable	668,298
Receivable for Portfolio shares sold	648,633
Receivable from affiliate	2,264
Prepaid expenses	11,840

Total Assets	1,373,465,856

LIABILITIES:
Payable to broker for collateral for securities on loan	28,368,286
Payable for Portfolio shares repurchased	5,055,000
Payable to custodian	2,125,310
Management fees payable	327,013
Accrued expenses and other liabilities	209,055
Distribution fee payable	53,123
Payable to affiliate	19,676
Affiliated transfer agent fee payable	369

Total Liabilities	36,157,832

NET ASSETS	$1,337,308,024

Net assets were comprised of:
Partners Equity	$1,337,308,024

Net asset value and redemption price per share, $1,337,308,024 / 79,633,253 outstanding shares of beneficial interest	$16.79

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $550,586, of which $15,042 is reimbursable by an affiliate)	$36,642,965
Income from securities lending, net (including affiliated income of $240,333)	294,577

36,937,542

EXPENSES
Management fees	10,358,678
Distribution fee	3,909,455
Custodian and accounting fees	110,883
Audit fee	26,200
Trustees’ fees	25,781
Legal fees and expenses	14,976
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,988
Shareholders’ reports	5,452
Miscellaneous	67,597

Total expenses	14,526,010
Less: Fee waivers and/or expense reimbursement	(631,191)

Net expenses	13,894,819

NET INVESTMENT INCOME (LOSS)	23,042,723

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(15,871))	124,321,532
Foreign currency transactions	(5,537)

124,315,995

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,984)	(211,078,221)
Foreign currencies	(1,168)

(211,079,389)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(86,763,394)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(63,720,671)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$23,042,723	$22,349,810
Net realized gain (loss) on investment and foreign currency transactions	124,315,995	72,861,605
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(211,079,389)	174,630,966

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(63,720,671)	269,842,381

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,353,410 and 5,676,461 shares, respectively]	93,018,663	89,398,408
Portfolio share repurchased [21,760,500 and 9,797,769 shares, respectively]	(385,289,839)	(157,754,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(292,271,176)	(68,355,671)

CAPITAL CONTRIBUTIONS	105,658	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(355,886,189)	201,486,710
NET ASSETS:
Beginning of year	1,693,194,213	1,491,707,503

End of year	$1,337,308,024	$1,693,194,213

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 88.7%
COMMON STOCKS — 43.4%	Shares	Value
Aerospace & Defense — 0.5%
Airbus SE (France)	3,488	$336,319
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	1,425	6,483
AviChina Industry & Technology Co. Ltd. (China) (Class H Stock)	121,000	75,924
BAE Systems PLC (United Kingdom)	35,092	205,805
Boeing Co. (The)	16,452	5,305,770
BWX Technologies, Inc.	1,316	50,311
CAE, Inc. (Canada)	106,000	1,948,096
Chemring Group PLC (United Kingdom)	13,256	27,253
Cobham PLC (United Kingdom)*	39,592	49,368
Cubic Corp.	1,189	63,897
Elbit Systems Ltd. (Israel)	1,069	122,536
Embraer SA (Brazil), ADR	5,850	129,461
General Dynamics Corp.	2,668	419,436
Harris Corp.	950	127,918
HEICO Corp.	676	52,376
Huntington Ingalls Industries, Inc.	632	120,276
L3 Technologies, Inc.	886	153,863
Leonardo SpA (Italy)	9,594	84,723
Maxar Technologies Ltd.	2,400	28,673
Meggitt PLC (United Kingdom)	17,878	107,530
MTU Aero Engines AG (Germany)	840	153,094
Northrop Grumman Corp.	1,747	427,840
QinetiQ Group PLC (United Kingdom)	31,503	115,226
Raytheon Co.	2,497	382,915
Rolls-Royce Holdings PLC (United Kingdom)*	16,634	176,315
Rolls-Royce Holdings PLC (United Kingdom), Entitlement Shares*	789,774	1,007
Saab AB (Sweden) (Class B Stock)	2,110	73,380
Safran SA (France)	3,339	403,704
Senior PLC (United Kingdom)	61,856	149,754
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1,667	120,174
Teledyne Technologies, Inc.*	703	145,570
Textron, Inc.	4,223	194,216
Thales SA (France)	1,799	210,516
United Technologies Corp.	7,141	760,374
Vectrus, Inc.*	1,050	22,659
Wesco Aircraft Holdings, Inc.*	3,156	24,932

		12,777,694

Air Freight & Logistics — 0.1%
BEST, Inc. (China), ADR*	9,600	39,455
Bollore SA (France)	32,343	129,684
C.H. Robinson Worldwide, Inc.(a)	1,043	87,706
Cia de Distribucion Integral Logista Holdings SA (Spain)	22,494	564,049
Deutsche Post AG (Germany)	13,531	371,641
Expeditors International of Washington, Inc.	1,379	93,896
FedEx Corp.	3,179	512,868
Guangdong Yueyun Transportation Co. Ltd. (China) (Class H Stock)	42,000	16,126
Hub Group, Inc. (Class A Stock)*	1,176	43,594
Hyundai Glovis Co. Ltd. (South Korea)	888	102,498
Kerry Logistics Network Ltd. (China)	10,500	15,507

COMMON STOCKS (continued)	Shares	Value
Air Freight & Logistics (continued)
Kerry TJ Logistics Co. Ltd. (Taiwan)	11,000	$12,712
Kintetsu World Express, Inc. (Japan)	17,700	260,509
Oesterreichische Post AG (Austria)	4,166	143,553
Royal Mail PLC (United Kingdom)	37,115	128,816
Sinotrans Ltd. (China) (Class H Stock)	404,000	175,021
United Parcel Service, Inc. (Class B Stock)	14	1,365
XPO Logistics, Inc.*	2,370	135,185
Yamato Holdings Co. Ltd. (Japan)	5,800	159,245
ZTO Express Cayman, Inc. (China), ADR	14,000	221,620

		3,215,050

Airlines — 0.8%
Aeroflot PJSC (Russia)	30,310	43,761
Air Arabia PJSC (United Arab Emirates)	619,610	172,014
Air France-KLM (France)*	43,093	468,775
Air New Zealand Ltd. (New Zealand)	47,374	98,598
Alaska Air Group, Inc.(a)	2,044	124,377
American Airlines Group, Inc.	4,162	133,642
ANA Holdings, Inc. (Japan)	3,000	107,708
Avianca Holdings SA (Colombia), ADR	3,479	14,125
Bangkok Airways PCL (Thailand)	109,300	39,007
Cathay Pacific Airways Ltd. (Hong Kong)	83,000	117,543
Cebu Air, Inc. (Philippines)	15,310	21,359
China Airlines Ltd. (Taiwan)	203,000	72,703
Controladora Vuela Cia de Aviacion SAB de CV (Mexico), ADR*(a)	3,910	20,919
Copa Holdings SA (Panama)	1,359	106,967
Delta Air Lines, Inc.	39,417	1,966,908
Deutsche Lufthansa AG (Germany)	141,152	3,207,018
Eva Airways Corp. (Taiwan)	160,552	82,570
Grupo Aeromexico SAB de CV (Mexico)*	5,836	6,593
Hawaiian Holdings, Inc.	1,384	36,551
International Consolidated Airlines Group SA (United Kingdom)	387,180	3,055,811
International Consolidated Airlines Group SA (United Kingdom)	70,611	560,505
Japan Airlines Co. Ltd. (Japan)	72,300	2,562,304
JetBlue Airways Corp.*	7,202	115,664
Pegasus Hava Tasimaciligi A/S (Turkey)*	1,956	8,465
Qantas Airways Ltd. (Australia)	434,479	1,769,712
SAS AB (Sweden)*	27,116	63,852
Shandong Airlines Co. Ltd. (China) (Class B Stock)	25,400	35,765
Singapore Airlines Ltd. (Singapore)	19,900	137,369
Southwest Airlines Co.	17,680	821,766
Spirit Airlines, Inc.*	1,440	83,405
Thai Airways International PCL (Thailand)*	52,500	19,569
Turk Hava Yollari AO (Turkey)*	12,658	38,446
United Continental Holdings, Inc.*	37,060	3,103,034

		19,216,805

Auto Components — 0.2%
Actron Technology Corp. (Taiwan)	4,000	12,958
Adient PLC	3,345	50,376
Aisin Seiki Co. Ltd. (Japan)	5,700	196,106
ARB Corp. Ltd. (Australia)	4,431	46,744
Autoliv, Inc. (Sweden)	1,683	118,197
Bridgestone Corp. (Japan)(a)	13,800	531,261
Chaowei Power Holdings Ltd. (China)	125,000	48,264

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	107,350	$142,787
China First Capital Group Ltd. (Hong Kong)*	76,000	43,240
CIE Automotive SA (Spain)	1,080	26,590
Cie Generale des Etablissements Michelin SCA (France)	4,789	476,208
Cooper Tire & Rubber Co.	1,084	35,046
Cooper-Standard Holdings, Inc.*	588	36,527
Cub Elecparts, Inc. (Taiwan)	2,811	22,050
Delphi Technologies PLC	1,411	20,206
Denso Corp. (Japan)	13,600	601,272
Depo Auto Parts Ind Co. Ltd. (Taiwan)	15,000	33,142
Exedy Corp. (Japan)	4,100	99,884
FCC Co. Ltd. (Japan)	2,600	60,734
Federal Corp. (Taiwan)*	112,224	39,672
Fuyao Glass Industry Group Co. Ltd. (China) (Class H Stock), 144A	91,200	292,423
Garrett Motion, Inc. (Switzerland)*	609	7,515
Global PMX Co. Ltd. (Taiwan)	1,000	3,558
Goodyear Tire & Rubber Co. (The)	51,187	1,044,727
GUD Holdings Ltd. (Australia)	3,594	28,383
Halla Holdings Corp. (South Korea)	1,988	77,756
Hiroca Holdings Ltd. (China)	7,000	17,172
Hota Industrial Manufacturing Co. Ltd. (Taiwan)	6,000	23,545
Hyundai Mobis Co. Ltd. (South Korea)	2,400	407,656
Hyundai Wia Corp. (South Korea)	3,392	110,220
Iron Force Industrial Co. Ltd. (Taiwan)	5,000	12,681
Kandi Technologies Group, Inc. (China)*(a)	5,100	18,513
Kenda Rubber Industrial Co. Ltd. (Taiwan)	54,545	51,747
Kordsa Teknik Tekstil A/S (Turkey)	171	316
Macauto Industrial Co. Ltd. (Taiwan)	2,000	5,159
Mahle-Metal Leve SA (Brazil)	2,000	12,963
Mando Corp. (South Korea)*	2,550	66,029
Metair Investments Ltd. (South Africa)	4,872	6,614
Minth Group Ltd. (China)	32,000	103,398
Nan Kang Rubber Tire Co. Ltd. (Taiwan)	46,000	38,727
NHK Spring Co. Ltd. (Japan)	12,500	109,468
Nifco, Inc. (Japan)	3,600	84,976
SL Corp. (South Korea)	2,002	35,806
Somboon Advance Technology PCL (Thailand)	35,900	16,891
Sri Trang Agro-Industry PCL (Thailand)	73,800	32,074
Sumitomo Rubber Industries Ltd. (Japan)(a)	6,600	77,780
Sungwoo Hitech Co. Ltd. (South Korea)	22,869	74,357
Tianneng Power International Ltd. (China)	64,000	53,214
Tong Yang Industry Co. Ltd. (Taiwan)	35,000	42,003
Toyo Tire Corp. (Japan)	1,300	16,186
Tupy SA (Brazil)	3,100	16,117
TYC Brother Industrial Co. Ltd. (Taiwan)	23,000	18,057
Veoneer, Inc. (Sweden)*(a)	671	15,815
Visteon Corp.*	713	42,980
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)	19,400	33,672
Xingda International Holdings Ltd. (China)	134,000	40,671
Xinyi Glass Holdings Ltd. (Hong Kong)	146,000	160,793
Yokohama Rubber Co. Ltd. (The) (Japan)	5,300	99,206

		5,940,432

COMMON STOCKS (continued)	Shares	Value
Automobiles — 0.7%
BAIC Motor Corp. Ltd. (China) (Class H Stock), 144A	291,000	$153,969
Brilliance China Automotive Holdings Ltd. (China)	216,000	161,089
China Motor Corp. (Taiwan)	67,000	52,960
Chongqing Changan Automobile Co. Ltd. (China) (Class B Stock)	115,600	51,550
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	456,000	413,094
Fiat Chrysler Automobiles NV (United Kingdom)*	32,658	474,927
Ford Motor Co.	98,466	753,265
Ford Otomotiv Sanayi A/S (Turkey)	1,832	17,345
General Motors Co.	117,210	3,920,675
Great Wall Motor Co. Ltd. (China) (Class H Stock)	248,500	142,632
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	226,400	225,692
Harley-Davidson, Inc.	1,633	55,718
Honda Motor Co. Ltd. (Japan)	65,300	1,715,094
Hyundai Motor Co. (South Korea)	6,888	729,395
Kia Motors Corp. (South Korea)*	14,659	442,937
Mazda Motor Corp. (Japan)	26,000	267,417
Mitsubishi Motors Corp. (Japan)	17,000	92,410
Nissan Motor Co. Ltd. (Japan)	87,400	699,688
Piaggio & C SpA (Italy)	25,175	53,088
Qingling Motors Co. Ltd. (China) (Class H Stock)	188,000	48,435
Sanyang Motor Co. Ltd. (Taiwan)	62,000	40,383
Subaru Corp. (Japan)	15,600	335,459
Suzuki Motor Corp. (Japan)	6,900	348,648
Thor Industries, Inc.(a)	38,174	1,985,048
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	5,262	16,807
Toyota Motor Corp. (Japan)	65,656	3,811,430
Yadea Group Holdings Ltd. (China), 144A	68,000	26,138
Yamaha Motor Co. Ltd. (Japan)	7,700	150,419
Yulon Motor Co. Ltd. (Taiwan)	146,000	86,573
Yulon Nissan Motor Co. Ltd. (Taiwan)	2,000	14,889

		17,287,174

Banks — 3.8%
77 Bank Ltd. (The) (Japan)	5,400	93,591
ABN AMRO Group NV (Netherlands), CVA, 144A	110,191	2,595,287
Agricultural Bank of China Ltd. (China) (Class H Stock)	2,696,000	1,179,784
Albaraka Turk Katilim Bankasi A/S (Turkey)	35,642	8,231
Aozora Bank Ltd. (Japan)	4,500	134,226
Associated Banc-Corp.	7,389	146,228
Banca Popolare di Sondrio SCPA (Italy)	7,961	24,028
Banco Bilbao Vizcaya Argentaria SA (Spain)	39,843	212,954
Banco de Chile (Chile)	767,638	109,693
Banco de Credito e Inversiones SA (Chile)	2,332	151,496
Banco Santander Brasil SA (Brazil), ADR	9,700	107,961
Banco Santander Chile (Chile), ADR	2,297	68,680
Bancolombia SA (Colombia)	7,815	73,157
Bancolombia SA (Colombia), ADR	4,126	157,201
Bangkok Bank PCL (Thailand)	39,500	246,576
Bank Bukopin Tbk (Indonesia)*	594,700	11,294

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank Central Asia Tbk PT (Indonesia)	168,100	$304,101
Bank CIMB Niaga Tbk PT (Indonesia)	245,600	15,657
Bank Hapoalim BM (Israel)	58,058	366,763
Bank Mandiri Persero Tbk PT (Indonesia)	587,100	301,672
Bank Negara Indonesia Persero Tbk PT (Indonesia)	318,300	194,875
Bank of America Corp.	87,611	2,158,735
Bank of China Ltd. (China) (Class H Stock)	7,898,000	3,396,421
Bank of Chongqing Co. Ltd. (China) (Class H Stock)	104,000	59,415
Bank of Communications Co. Ltd. (China) (Class H Stock)	2,256,000	1,750,428
Bank of East Asia Ltd. (The) (Hong Kong)	60,036	190,224
Bank of Hawaii Corp.	1,862	125,350
Bank of Iwate Ltd. (The) (Japan)	1,900	61,036
Bank of Montreal (Canada)	11,000	718,642
Bank of Nova Scotia (The) (Canada)	21,200	1,056,739
Bank of Okinawa Ltd. (The) (Japan)	1,440	41,541
Bank of the Philippine Islands (Philippines)	59,710	106,806
Bank of the Ryukyus Ltd. (Japan)	6,300	65,080
Bank Pan Indonesia Tbk PT (Indonesia)*	487,800	38,921
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Indonesia)	243,200	34,705
Bank Pembangunan Daerah Jawa Timur Tbk PT (Indonesia)	722,200	34,918
Bank Permata Tbk PT (Indonesia)*	308,600	13,441
Bank Polska Kasa Opieki SA (Poland)	8,002	233,636
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,754,600	448,085
Bank Tabungan Negara Persero Tbk PT (Indonesia)	244,400	43,209
Bankia SA (Spain)	60,963	179,140
Bankinter SA (Spain)	14,471	116,568
BankUnited, Inc.	3,724	111,497
Banque Cantonale Vaudoise (Switzerland)	98	74,045
BB&T Corp.	10,452	452,781
BDO Unibank, Inc. (Philippines)	46,070	114,710
Berkshire Hills Bancorp, Inc.	2,226	60,035
BIMB Holdings Bhd (Malaysia)	21,200	18,264
BOC Hong Kong Holdings Ltd. (China)	74,500	276,017
Cadence BanCorp	2,092	35,104
CaixaBank SA (Spain)	95,542	347,388
Canadian Imperial Bank of Commerce (Canada)	7,400	551,151
Capitec Bank Holdings Ltd. (South Africa)	1,016	78,856
Chang Hwa Commercial Bank Ltd. (Taiwan)	498,837	278,645
Chemical Financial Corp.	2,768	101,336
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,153,000	700,823
China Construction Bank Corp. (China) (Class H Stock)	8,217,000	6,783,707
China Development Financial Holding Corp. (Taiwan)	1,200,000	380,136
China Everbright Bank Co. Ltd. (China) (Class H Stock)	525,000	225,832
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	834,100	574,407
Citigroup, Inc.	82,515	4,295,731
Citizens Financial Group, Inc.	102,596	3,050,179

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Columbia Banking System, Inc.	2,606	$94,572
Comerica, Inc.	45,047	3,094,278
Commerce Bancshares, Inc.	2,400	135,287
Commercial Bank PQSC (The) (Qatar)	10,215	110,452
Commonwealth Bank of Australia (Australia)	21,501	1,094,926
Community Bank System, Inc.	1,117	65,121
Credicorp Ltd. (Peru), (NYSE)	1,836	406,986
Credit Bank of Moscow PJSC (Russia)*	817,600	60,661
CTBC Financial Holding Co. Ltd. (Taiwan)	1,432,578	940,841
Dah Sing Financial Holdings Ltd. (Hong Kong)	48,000	237,264
Daishi Hokuetsu Financial Group, Inc. (Japan)	2,800	77,359
DBS Group Holdings Ltd. (Singapore)	32,070	556,698
DNB ASA (Norway)	17,204	276,346
Doha Bank QPSC (Qatar)	14,942	91,102
Dubai Islamic Bank PJSC (United Arab Emirates)	169,335	230,472
E.Sun Financial Holding Co. Ltd. (Taiwan)	642,278	420,447
Erste Group Bank AG (Austria)*	7,556	252,080
Far Eastern International Bank (Taiwan)	531,767	172,857
FCB Financial Holdings, Inc. (Class A Stock)*	1,858	62,392
First Financial Holding Co. Ltd. (Taiwan)	652,355	424,528
First Foundation, Inc.*	3,950	50,797
First Republic Bank	1,684	146,340
FNB Corp.	10,375	102,090
Fulton Financial Corp.	8,858	137,122
Grupo Aval Acciones y Valores SA (Colombia), ADR	27,994	165,165
Grupo Elektra SAB de CV (Mexico)	1,450	69,907
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	87,400	126,174
Gunma Bank Ltd. (The) (Japan)	31,200	130,332
Hana Financial Group, Inc. (South Korea)	13,363	434,202
Hang Seng Bank Ltd. (Hong Kong)	8,700	194,096
Hokkoku Bank Ltd. (The) (Japan)	3,800	120,834
Hokuhoku Financial Group, Inc. (Japan)	17,500	197,193
Hong Leong Bank Bhd (Malaysia)	20,000	98,510
Hope Bancorp, Inc.	7,147	84,763
HSBC Holdings PLC (United Kingdom), (QMTF)	387,337	3,202,458
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	612,977	348,855
Huishang Bank Corp. Ltd. (China) (Class H Stock)	286,000	123,229
Hyakugo Bank Ltd. (The) (Japan)	21,000	74,283
Hyakujushi Bank Ltd. (The) (Japan)	2,500	59,023
IBERIABANK Corp.	1,329	85,428
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	6,416,000	4,579,171
ING Bank Slaski SA (Poland)	2,139	102,608
Investors Bancorp, Inc.	10,004	104,042
Itau CorpBanca (Chile)	8,608,725	80,369
Itau Unibanco Holding SA (Brazil)	12,450	96,529
Japan Post Bank Co. Ltd. (Japan)	12,900	142,119
Juroku Bank Ltd. (The) (Japan)	4,300	89,532
KB Financial Group, Inc. (South Korea)*	13,647	569,007
Keiyo Bank Ltd. (The) (Japan)	10,000	64,137

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Kiatnakin Bank PCL (Thailand)	22,700	$46,232
King’s Town Bank Co. Ltd. (Taiwan)	106,000	99,570
Kiyo Bank Ltd. (The) (Japan)	6,300	89,173
Komercni banka A/S (Czech Republic)*	3,349	126,477
Krung Thai Bank PCL (Thailand)	310,400	183,205
Laurentian Bank of Canada (Canada)	3,300	92,024
LH Financial Group PCL (Thailand)	592,006	24,910
M&T Bank Corp.	2,155	308,445
Malayan Banking Bhd (Malaysia)	214,900	493,591
Masraf Al Rayan QSC (Qatar)	10,842	123,707
MB Financial, Inc.	2,236	88,613
Mebuki Financial Group, Inc. (Japan)	56,620	150,000
Mega Financial Holding Co. Ltd. (Taiwan)	752,228	634,558
Metropolitan Bank & Trust Co. (Philippines)	72,326	111,450
Mitsubishi UFJ Financial Group, Inc. (Japan)	130,000	636,925
Mizrahi Tefahot Bank Ltd. (Israel)	14,853	250,156
Mizuho Financial Group, Inc. (Japan)	2,771,100	4,298,565
Moneta Money Bank A/S (Czech Republic), 144A	17,820	57,576
Musashino Bank Ltd. (The) (Japan)	3,400	78,377
Nanto Bank Ltd. (The) (Japan)	3,700	72,244
National Australia Bank Ltd. (Australia)	39,469	669,456
National Bank Holdings Corp. (Class A Stock)	2,573	79,429
National Bank of Canada (Canada)(a)	5,600	229,915
Nedbank Group Ltd. (South Africa)	6,487	123,730
North Pacific Bank Ltd. (Japan)	51,300	136,939
Ogaki Kyoritsu Bank Ltd. (The) (Japan)	4,800	96,025
Oita Bank Ltd. (The) (Japan)	1,400	42,579
Old National Bancorp	7,707	118,688
OTP Bank Nyrt (Hungary)	9,646	389,428
PacWest Bancorp	5,034	167,532
People’s United Financial, Inc.	6,069	87,576
Pinnacle Financial Partners, Inc.	2,257	104,048
PNC Financial Services Group, Inc. (The)	6,164	720,633
Popular, Inc. (Puerto Rico)	4,869	229,914
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	1,461,000	770,950
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	41,297	436,500
Public Bank Bhd (Malaysia)	75,300	450,929
Qatar International Islamic Bank QSC (Qatar)	2,293	41,557
Qatar Islamic Bank SAQ (Qatar)	3,030	126,270
Qatar National Bank QPSC (Qatar)	12,324	658,973
Regional SAB de CV (Mexico)	6,200	28,492
Resona Holdings, Inc. (Japan)	69,500	334,583
Royal Bank of Canada (Canada)	19,700	1,348,350
Security Bank Corp. (Philippines)	13,090	38,627
Senshu Ikeda Holdings, Inc. (Japan)	22,300	60,801
Seven Bank Ltd. (Japan)	12,900	36,883
Shiga Bank Ltd. (The) (Japan)	5,800	135,036
Shinhan Financial Group Co. Ltd. (South Korea)	16,154	573,917
Shinsei Bank Ltd. (Japan)	10,400	123,885
Siam Commercial Bank PCL (The) (Thailand)	90,300	371,192
Signature Bank	1,364	140,233

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
SinoPac Financial Holdings Co. Ltd. (Taiwan)	1,017,213	$340,727
Sociedad Matriz del Banco de Chile SA (Chile) (Class B Stock)	271,737	124,020
South State Corp.	1,712	102,634
SpareBank 1 Nord Norge (Norway)	12,684	92,418
SpareBank 1 SMN (Norway)	21,246	207,601
SpareBank 1 SR-Bank ASA (Norway)	6,191	63,981
St Galler Kantonalbank AG (Switzerland)	230	105,741
Sterling Bancorp	5,538	91,432
Sumitomo Mitsui Financial Group, Inc. (Japan)	106,100	3,519,564
Suruga Bank Ltd. (Japan)	11,900	43,722
SVB Financial Group*	6,040	1,147,117
Svenska Handelsbanken AB (Sweden) (Class A Stock)	28,790	321,597
Swedbank AB (Sweden) (Class A Stock)	15,450	345,919
Sydbank A/S (Denmark)	8,319	198,344
Taichung Commercial Bank Co. Ltd. (Taiwan)	283,865	94,197
Taishin Financial Holding Co. Ltd. (Taiwan)	813,223	345,244
Taiwan Business Bank (Taiwan)	633,058	213,358
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	897,439	515,096
TCS Group Holding PLC (Russia), GDR	3,364	52,344
Thanachart Capital PCL (Thailand)	54,200	82,866
Tisco Financial Group PCL (Thailand)	21,900	52,602
TMB Bank PCL (Thailand)	1,880,200	127,192
Toho Bank Ltd. (The) (Japan)	20,000	56,895
Toronto-Dominion Bank (The) (Canada)	26,300	1,307,294
Trustmark Corp.	4,008	113,947
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	71,955	61,460
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)	157,771	24,095
U.S. Bancorp	18,380	839,966
UMB Financial Corp.	1,258	76,700
Umpqua Holdings Corp.	7,350	116,865
United Bankshares, Inc.	4,063	126,400
United Overseas Bank Ltd. (Singapore)	25,000	450,379
Valiant Holding AG (Switzerland)	1,101	121,138
Valley National Bancorp	9,424	83,685
VTB Bank PJSC (Russia), GDR(a)	306,495	339,596
Western Alliance Bancorp*	34,998	1,382,071
Westpac Banking Corp. (Australia)	48,675	858,151
Wintrust Financial Corp.	1,987	132,116
Woori Bank (South Korea)	23,316	325,132
Yamaguchi Financial Group, Inc. (Japan)	16,200	155,073
Zions Bancorp NA	44,233	1,802,052

		89,869,722

Beverages — 0.4%
Ambev SA (Brazil), ADR	39,500	154,839
Anheuser-Busch InBev SA/NV (Belgium)	12,877	853,981
Anhui Gujing Distillery Co. Ltd. (China) (Class B Stock)	5,700	28,462
Arca Continental SAB de CV (Mexico)	7,900	44,180
Asahi Group Holdings Ltd. (Japan)	6,700	260,038
Britvic PLC (United Kingdom)	7,558	77,130

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Brown-Forman Corp. (Class B Stock)	2,403	$114,335
Carabao Group PCL (Thailand) (Class F Stock)	8,700	8,233
Carlsberg A/S (Denmark) (Class B Stock)	1,313	139,653
Carlsberg Brewery Malaysia Bhd (Malaysia)	3,800	18,080
China Resources Beer Holdings Co. Ltd. (China)	26,336	90,771
Cia Cervecerias Unidas SA (Chile)	419	5,383
Cia Cervecerias Unidas SA (Chile), ADR	665	16,711
Coca-Cola Amatil Ltd. (Australia)	136,284	785,387
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	2,875	85,704
Coca-Cola Co. (The)	20,990	993,877
Coca-Cola European Partners PLC (United Kingdom)	3,339	153,093
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	39,500	239,833
Constellation Brands, Inc. (Class A Stock)	3,939	633,470
Cott Corp.	4,400	61,269
Davide Campari-Milano SpA (Italy)	4,975	42,143
Diageo PLC (United Kingdom)	20,627	735,357
Fevertree Drinks PLC (United Kingdom)	6,135	172,358
Fomento Economico Mexicano SAB de CV (Mexico), ADR	4,610	396,691
Fraser & Neave Holdings Bhd (Malaysia)	3,700	29,982
Heineken Holding NV (Netherlands)	379	32,558
Heineken Malaysia Bhd (Malaysia)	2,800	13,888
Heineken NV (Netherlands)	1,009	89,376
Hite Jinro Co. Ltd. (South Korea)	5,924	88,165
Ito En Ltd. (Japan)	1,100	49,264
Keurig Dr. Pepper, Inc.	1,392	35,691
Kirin Holdings Co. Ltd. (Japan)	16,000	334,080
Molson Coors Brewing Co. (Class B Stock)	4,614	259,122
Monster Beverage Corp.*	2,329	114,633
PepsiCo, Inc.	7,557	834,897
Pernod Ricard SA (France)	2,259	371,062
Remy Cointreau SA (France)	570	64,633
Royal Unibrew A/S (Denmark)	1,336	92,163
Sapporo Holdings Ltd. (Japan)	3,400	70,830
Stock Spirits Group PLC (United Kingdom)	19,775	52,269
Suntory Beverage & Food Ltd. (Japan)	900	40,588
Takara Holdings, Inc. (Japan)	7,000	85,169
Thai Beverage PCL (Thailand)	372,100	166,078
Tibet Water Resources Ltd. (Hong Kong)*	149,000	51,384
Treasury Wine Estates Ltd. (Australia)	7,652	79,716
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	14,000	56,072
Vina Concha y Toro SA (Chile)	32,757	63,938
Yantai Changyu Pioneer Wine Co. Ltd. (China) (Class B Stock)	14,800	27,953

		9,214,489

Biotechnology — 0.8%
3SBio, Inc. (China), 144A	20,000	25,683
AbbVie, Inc.	45,829	4,224,976
Adimmune Corp. (Taiwan)*	6,000	3,974
Amgen, Inc.	8,635	1,680,976
Biogen, Inc.*	9,812	2,952,627

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
China Biologic Products Holdings, Inc. (China)*	700	$53,137
CSL Ltd. (Australia)	1,181	154,442
Gilead Sciences, Inc.	65,210	4,078,885
Grifols SA (Spain)	3,551	93,274
Medigen Biotechnology Corp. (Taiwan)*	5,000	7,293
Myriad Genetics, Inc.*	660	19,186
OBI Pharma, Inc. (Taiwan)*	1,000	5,111
Pharming Group NV (Netherlands)*(a)	115,545	100,543
Regeneron Pharmaceuticals, Inc.*	510	190,485
Shanghai Haohai Biological Technology Co. Ltd. (China) (Class H Stock), 144A	10,100	50,547
Shire PLC, ADR	5,005	871,070
Sinovac Biotech Ltd. (China)*	3,000	20,819
Swedish Orphan Biovitrum AB (Sweden)*	20,046	438,773
United Therapeutics Corp.*	731	79,606
Vertex Pharmaceuticals, Inc.*	20,144	3,338,062

		18,389,469

Building Products — 0.1%
AGC, Inc. (Japan)	6,200	195,213
Aica Kogyo Co. Ltd. (Japan)	2,300	76,714
Assa Abloy AB (Sweden) (Class B Stock)	10,142	181,885
Bunka Shutter Co. Ltd. (Japan)	32,500	210,882
Central Glass Co. Ltd. (Japan)	2,300	45,267
China Fangda Group Co. Ltd. (China) (Class B Stock)	21,600	9,600
China Lesso Group Holdings Ltd. (China)	113,000	56,424
dormakaba Holding AG (Switzerland)*	124	74,951
Dynasty Ceramic PCL (Thailand)	233,400	14,078
Elementia SAB de CV (Mexico), 144A*(a)	24,400	15,644
Fortune Brands Home & Security, Inc.	2,271	86,275
Geberit AG (Switzerland)	338	131,923
Noritz Corp. (Japan)	3,400	48,505
Owens Corning	3,030	133,259
Resideo Technologies, Inc.*	986	20,262
Sankyo Tateyama, Inc. (Japan)	4,500	47,552
Schweiter Technologies AG (Switzerland)	154	136,640
Simpson Manufacturing Co., Inc.	1,319	71,397
Sunspring Metal Corp. (Taiwan)	6,000	6,461
Taiwan FU Hsing Industrial Co. Ltd. (Taiwan)	8,000	8,860
Trakya Cam Sanayii A/S (Turkey)	24,358	13,967
Vanachai Group PCL (Thailand)	56,100	8,520
Xxentria Technology Materials Corp. (Taiwan)*	10,251	22,427

		1,616,706

Capital Markets — 0.6%
Alaris Royalty Corp. (Canada)	3,100	38,580
Ashmore Group PLC (United Kingdom)	10,496	49,061
Asia Plus Group Holdings PCL (Thailand)	302,400	28,412
ASX Ltd. (Australia)	67	2,828
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	861	31,468
B3 SA – Brasil Bolsa Balcao (Brazil)	38,633	267,239
Banco BTG Pactual SA (Brazil), UTS*	9,420	57,238
Bank of New York Mellon Corp. (The)	14,576	686,092
Blucora, Inc.*	1,814	48,325

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Bolsa Mexicana de Valores SAB de CV (Mexico)	13,800	$23,525
Bolsas y Mercados Espanoles SHMSF SA (Spain)	1,866	52,061
Brait SE (South Africa)*	32,024	66,533
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	10,400	398,570
Bursa Malaysia Bhd (Malaysia)	6,300	10,427
Capital Securities Corp. (Taiwan)	376,640	109,571
Cboe Global Markets, Inc.	1,201	117,494
Central China Securities Co. Ltd. (China) (Class H Stock)	159,000	33,661
China Bills Finance Corp. (Taiwan)	164,000	72,973
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)	1,710,000	414,049
China Huarong Asset Management Co. Ltd. (China) (Class H Stock), 144A	772,000	140,916
China International Capital Corp. Ltd. (China) (Class H Stock), 144A	124,400	233,945
China Merchants Securities Co. Ltd. (China) (Class H Stock), 144A	145,200	191,428
China Minsheng Financial Holding Corp. Ltd. (Hong Kong)*	760,000	20,052
CI Financial Corp. (Canada)	4,500	56,959
CME Group, Inc.	3,168	595,964
Coronation Fund Managers Ltd. (South Africa)	8,669	24,942
CSC Financial Co. Ltd. (China) (Class H Stock), 144A	126,500	72,460
Deutsche Boerse AG (Germany)	1,526	184,082
Dubai Financial Market PJSC (United Arab Emirates)	258,231	55,905
Euronext NV (Netherlands), 144A	2,893	167,078
Everbright Securities Co. Ltd. (China) (Class H Stock), 144A	136,800	122,284
FactSet Research Systems, Inc.	275	55,036
Gimv NV (Belgium)	5,604	301,576
Guotai Junan Securities Co. Ltd. (China) (Class H Stock), 144A	92,600	188,080
Haitong International Securities Group Ltd. (Hong Kong)	735,000	230,177
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,300	66,634
IG Group Holdings PLC (United Kingdom)	25,821	187,885
Intercontinental Exchange, Inc.	5,664	426,669
Intermediate Capital Group PLC (United Kingdom)	20,252	242,019
Investec Ltd. (South Africa)	25,145	137,948
Investment Technology Group, Inc.	905	27,367
Japan Exchange Group, Inc. (Japan)	53,000	857,331
Jih Sun Financial Holdings Co. Ltd. (Taiwan)	293,169	82,380
JSE Ltd. (South Africa)	495	5,688
kabu.com Securities Co. Ltd. (Japan)	10,500	36,048
Kresna Graha Investama Tbk PT (Indonesia)*	539,700	24,607
LPL Financial Holdings, Inc.	1,195	72,991
MarketAxess Holdings, Inc.	273	57,688
Monex Group, Inc. (Japan)	18,600	62,298

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Moscow Exchange MICEX-RTS PJSC (Russia)*	52,700	$61,594
MSCI, Inc.	15,687	2,312,734
Nasdaq, Inc.	1,475	120,316
Orient Securities Co. Ltd. (China) (Class H Stock), 144A	166,400	104,619
Partners Group Holding AG (Switzerland)	109	66,152
President Securities Corp. (Taiwan)	121,818	45,544
S&P Global, Inc.	19,340	3,286,640
Shanghai Greencourt Investment Group Co. Ltd. (China) (Class B Stock)*	7,400	2,792
Singapore Exchange Ltd. (Singapore)	18,500	97,001
SVG Capital PLC (United Kingdom)^	23,077	—
Value Partners Group Ltd. (Hong Kong)	165,000	114,588
Waterland Financial Holdings Co. Ltd. (Taiwan)	197,817	61,249
Yintech Investment Holdings Ltd. (China), ADR	1,900	11,590
Yuanta Financial Holding Co. Ltd. (Taiwan)	1,063,000	534,569
Zeder Investments Ltd. (South Africa)	78,782	24,457

		14,280,389

Chemicals — 1.2%
Acron PJSC (Russia)	424	28,017
ADEKA Corp. (Japan)	7,700	111,254
AECI Ltd. (South Africa)	5,445	31,633
African Oxygen Ltd. (South Africa)	3,650	6,984
Air Liquide SA (France)	4,406	548,353
Air Products & Chemicals, Inc.	1,744	279,127
Air Water, Inc. (Japan)	4,300	65,073
Alpek SAB de CV (Mexico)*	17,200	21,032
Asahi Kasei Corp. (Japan)	23,600	242,826
Ashland Global Holdings, Inc.	1,424	101,047
Asia Polymer Corp. (Taiwan)	51,323	21,888
Axalta Coating Systems Ltd.*	2,877	67,379
Barito Pacific Tbk PT (Indonesia)	222,400	37,020
BASF SE (Germany)	14,981	1,051,500
CF Industries Holdings, Inc.	52,488	2,283,753
China BlueChemical Ltd. (China) (Class H Stock)	338,000	105,188
China General Plastics Corp. (Taiwan)	24,803	17,767
China Man-Made Fiber Corp. (Taiwan)	205,668	68,395
China Petrochemical Development Corp. (Taiwan)*	366,000	130,698
China Sanjiang Fine Chemicals Co. Ltd. (China)	98,000	23,317
China Steel Chemical Corp. (Taiwan)	5,000	22,316
China XLX Fertiliser Ltd. (China)	29,000	9,527
Chr Hansen Holding A/S (Denmark)	461	40,895
Chugoku Marine Paints Ltd. (Japan)	8,000	66,074
Ciech SA (Poland)	2,441	28,944
Clariant AG (Switzerland)*	6,882	127,122
Corbion NV (Netherlands)	1,687	47,250
Covestro AG (Germany), 144A	50,448	2,509,972
Croda International PLC (United Kingdom)	3,542	211,972
Daicel Corp. (Japan)	9,000	92,297
Danhua Chemical Technology Co. Ltd. (China) (Class B Stock)*	2,800	839

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Dongyue Group Ltd. (China) (Class H Stock)	117,000	$60,408
DuluxGroup Ltd. (Australia)	18,009	83,145
Eastern Polymer Group PCL (Thailand) (Class F Stock)	52,500	11,045
Eastman Chemical Co.	2,529	184,895
Ecolab, Inc.	1,262	185,956
Eternal Materials Co. Ltd. (Taiwan)	82,860	63,269
Everlight Chemical Industrial Corp. (Taiwan)	47,000	24,906
Formosa Chemicals & Fibre Corp. (Taiwan)	198,890	678,661
Formosa Plastics Corp. (Taiwan)	204,600	671,701
Formosan Rubber Group, Inc. (Taiwan)	63,270	32,039
Formosan Union Chemical (Taiwan)	41,505	19,984
Fufeng Group Ltd. (China)*	111,000	46,504
Fujimi, Inc. (Japan)	2,500	47,944
Fujimori Kogyo Co. Ltd. (Japan)	12,900	345,497
Givaudan SA (Switzerland)	46	106,723
Grand Pacific Petrochemical (Taiwan)	76,000	54,053
Green Seal Holding Ltd. (China)	16,000	18,615
Hexpol AB (Sweden)	7,173	56,892
Ho Tung Chemical Corp. (Taiwan)	187,440	39,709
Huabao International Holdings Ltd. (Hong Kong)	74,000	31,486
Incitec Pivot Ltd. (Australia)	45,060	103,799
Ingevity Corp.*	779	65,195
International CSRC Investment Holdings Co. (Taiwan)	43,648	55,240
International Flavors & Fragrances, Inc.	671	90,095
Ishihara Sangyo Kaisha Ltd. (Japan)*	3,800	37,158
Israel Corp. Ltd. (The) (Israel)	126	33,415
Kaneka Corp. (Japan)	2,400	85,936
Kansai Paint Co. Ltd. (Japan)	4,000	76,755
Kolon Industries, Inc. (South Korea)*	2,104	107,981
Koninklijke DSM NV (Netherlands)	39,705	3,261,093
Kuraray Co. Ltd. (Japan)	8,100	113,860
Kureha Corp. (Japan)	1,300	71,896
LCY Chemical Corp. (Taiwan)	27,000	46,335
Lenzing AG (Austria)	355	32,358
Linde PLC (United Kingdom)	4,018	626,969
Lintec Corp. (Japan)	3,800	81,559
Lotte Chemical Corp. (South Korea)	798	198,271
Mitsubishi Chemical Holdings Corp. (Japan)	250,300	1,890,994
Nan Ya Plastics Corp. (Taiwan)	270,000	662,163
Nantex Industry Co. Ltd. (Taiwan)	24,785	22,463
Nippon Kayaku Co. Ltd. (Japan)	5,200	66,159
Nippon Shokubai Co. Ltd. (Japan)	3,400	216,563
Nippon Soda Co. Ltd. (Japan)	9,100	221,831
Nitto Denko Corp. (Japan)	2,500	124,970
NOF Corp. (Japan)	2,200	74,959
Novozymes A/S (Denmark) (Class B Stock)	1,574	70,499
Nufarm Ltd. (Australia)	8,936	37,453
Omnia Holdings Ltd. (South Africa)	3,410	19,986
Oriental Union Chemical Corp. (Taiwan)	23,000	19,311
Petkim Petrokimya Holding A/S (Turkey)	18,806	17,865
Petronas Chemicals Group Bhd (Malaysia)	56,900	127,794
PhosAgro PJSC (Russia), GDR	3,343	40,897
PPG Industries, Inc.	2,267	231,755
Recticel SA (Belgium)	3,853	28,223
Sakai Chemical Industry Co. Ltd. (Japan)	2,700	55,246

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Sanyo Chemical Industries Ltd. (Japan)	4,400	$202,407
Sasol Ltd. (South Africa)	18,855	556,828
Scientex Bhd (Malaysia)	15,100	32,329
Scotts Miracle-Gro Co. (The)	890	54,699
Sensient Technologies Corp.	1,187	66,294
Sesoda Corp. (Taiwan)	22,262	18,370
Shanghai Chlor-Alkali Chemical Co. Ltd. (China) (Class B Stock)	17,100	10,575
Shanghai Huayi Group Corp. Ltd. (China) (Class B Stock)	24,100	21,583
Sherwin-Williams Co. (The)	9,212	3,624,553
Shinkong Synthetic Fibers Corp. (Taiwan)	238,000	89,513
Sika AG (Switzerland)	1,298	165,289
Silver Grant International Industries Ltd. (China)*	188,000	36,711
Sinon Corp. (Taiwan)	57,000	31,059
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	142,000	61,802
Soda Sanayii A/S (Turkey)	7,931	10,663
Soulbrain Co. Ltd. (South Korea)	1,764	75,198
Stella Chemifa Corp. (Japan)	1,600	37,115
Sumitomo Bakelite Co. Ltd. (Japan)	2,200	75,533
Sumitomo Chemical Co. Ltd. (Japan)	254,700	1,230,737
Symrise AG (Germany)	738	54,678
T Hasegawa Co. Ltd. (Japan)	4,500	63,796
Taiwan Fertilizer Co. Ltd. (Taiwan)	73,000	102,732
Taiwan Styrene Monomer (Taiwan)	41,000	30,080
Teijin Ltd. (Japan)	6,200	99,048
Tikkurila OYJ (Finland)	4,696	64,746
Toagosei Co. Ltd. (Japan)	11,800	129,832
Tokyo Ohka Kogyo Co. Ltd. (Japan)	2,200	58,893
Toray Industries, Inc. (Japan)	35,700	250,761
Toyobo Co. Ltd. (Japan)	5,100	69,483
TSRC Corp. (Taiwan)	36,000	31,636
Ube Industries Ltd. (Japan)	17,200	348,145
UPC Technology Corp. (Taiwan)	101,807	38,434
USI Corp. (Taiwan)	90,718	35,099
Victory New Materials Ltd. Co. (Taiwan)	19,470	10,931
Victrex PLC (United Kingdom)	10,134	296,116
WR Grace & Co.	634	41,153
Yara International ASA (Norway)	4,199	162,660

		28,469,418

Commercial Services & Supplies — 0.2%
A2B Australia Ltd. (Australia)	10,040	15,532
ABM Industries, Inc.	1,590	51,055
Aeon Delight Co. Ltd. (Japan)	1,300	43,472
Babcock International Group PLC (United Kingdom)	15,563	97,254
Blue Label Telecoms Ltd. (South Africa)*	37,228	14,045
Brady Corp. (Class A Stock)	1,373	59,671
Brambles Ltd. (Australia)	13,742	98,032
China Everbright International Ltd. (China)	230,000	206,579
Cimpress NV (Netherlands)*	330	34,129
Cintas Corp.	676	113,561
Clean Harbors, Inc.*	902	44,514
Cleanaway Co. Ltd. (Taiwan)	4,000	21,705
Copart, Inc.*(a)	1,549	74,011

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Country Garden Services Holdings Co. Ltd. (China)*	18,000	$28,410
Covanta Holding Corp.	5,288	70,965
Dai Nippon Printing Co. Ltd. (Japan)	8,200	171,880
Daiseki Co. Ltd. (Japan)	1,900	39,330
Deluxe Corp.	1,523	58,544
Dongjiang Environmental Co. Ltd. (China) (Class H Stock)	3,200	3,362
Duskin Co. Ltd. (Japan)	10,900	238,624
ECOVE Environment Corp. (Taiwan)	1,000	5,615
Essendant, Inc.	2,283	28,720
Greentown Service Group Co. Ltd. (China)	24,000	18,401
Healthcare Services Group, Inc.(a)	1,123	45,122
Intrum AB (Sweden)(a)	2,850	66,416
Itoki Corp. (Japan)	12,400	67,218
KAR Auction Services, Inc.	1,720	82,078
Kokuyo Co. Ltd. (Japan)	10,500	153,109
L&K Engineering Co. Ltd. (Taiwan)	15,000	12,497
Loomis AB (Sweden) (Class B Stock)	7,948	257,457
Okamura Corp. (Japan)	4,400	56,587
Park24 Co. Ltd. (Japan)	1,100	24,149
Relia, Inc. (Japan)	8,800	72,222
Rentokil Initial PLC (United Kingdom)	2,508	10,799
Republic Services, Inc.	2,202	158,742
S-1 Corp. (South Korea)	969	86,984
Sato Holdings Corp. (Japan)	1,600	37,917
Secom Co. Ltd. (Japan)	2,000	165,603
Securitas AB (Sweden) (Class B Stock)	6,591	105,998
SmartGroup Corp. Ltd. (Australia)	32,496	203,466
Societe BIC SA (France)	687	70,210
Sohgo Security Services Co. Ltd. (Japan)	1,300	60,853
Steelcase, Inc. (Class A Stock)	2,864	42,473
Stericycle, Inc.*	1,678	61,566
Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	2,000	13,222
Taiwan Secom Co. Ltd. (Taiwan)	7,135	20,519
Taiwan Shin Kong Security Co. Ltd. (Taiwan)	46,150	57,657
Toppan Forms Co. Ltd. (Japan)	6,400	50,390
Toppan Printing Co. Ltd. (Japan)	10,500	154,071
Transcontinental, Inc. (Canada) (Class A Stock)	3,700	52,307
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	3,080	14,304
Waste Connections, Inc., (TSX)	2,338	173,535
Waste Management, Inc.	2,712	241,341
YC Co. Ltd. (Taiwan)	51,313	23,500

		4,179,723

Communications Equipment — 0.5%
Accton Technology Corp. (Taiwan)	15,000	48,104
ADTRAN, Inc.	2,532	27,194
China All Access Holdings Ltd. (Hong Kong)	138,000	5,783
Cisco Systems, Inc.	46,956	2,034,603
CommScope Holding Co., Inc.*	12,459	204,203
Denki Kogyo Co. Ltd. (Japan)	1,800	38,852
Eastern Communications Co. Ltd. (China) (Class B Stock)	17,000	9,420

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
EchoStar Corp. (Class A Stock)*	5,512	$202,401
F5 Networks, Inc.*	615	99,648
Finisar Corp.*	2,451	52,942
Gemtek Technology Corp. (Taiwan)	34,000	25,443
Hitron Technology, Inc. (Taiwan)	16,248	10,156
InterDigital, Inc.	580	38,529
Juniper Networks, Inc.	59,526	1,601,845
Lanner Electronics, Inc. (Taiwan)	5,100	7,334
Lumentum Holdings, Inc.*	1,265	53,143
NetScout Systems, Inc.*	2,291	54,136
Nokia OYJ (Finland)	100,457	581,049
O-Net Technologies Group Ltd. (China)*	17,000	7,765
Palo Alto Networks, Inc.*	18,996	3,577,897
Senao Networks, Inc. (Taiwan)	2,000	5,696
Sercomm Corp. (Taiwan)	17,000	35,605
Shanghai Potevio Co. Ltd. (China) (Class B Stock)*^	15,300	4,071
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	319,540	2,851,832
Unizyx Holding Corp. (Taiwan)*	37,000	15,170
VTech Holdings Ltd. (Hong Kong)	7,400	61,205
Wistron NeWeb Corp. (Taiwan)	17,764	46,082
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (China) (Class H Stock), 144A	18,500	49,896
Zinwell Corp. (Taiwan)	25,000	16,438

		11,766,442

Construction & Engineering — 0.3%
Acter Co. Ltd. (Taiwan)	2,300	12,704
Adhi Karya Persero Tbk PT (Indonesia)	189,800	20,966
AECOM*	16,580	439,369
Baoye Group Co. Ltd. (China) (Class H Stock)*	58,000	32,230
BES Engineering Corp. (Taiwan)	201,000	46,639
Bouygues SA (France)	4,915	176,820
Budimex SA (Poland)	295	8,968
CH Karnchang PCL (Thailand)	21,500	16,528
China Communications Construction Co. Ltd. (China) (Class H Stock)	320,000	301,906
China Energy Engineering Corp. Ltd. (China) (Class H Stock)	1,386,000	175,453
China Machinery Engineering Corp. (China) (Class H Stock)	100,000	47,421
China Railway Construction Corp. Ltd. (China) (Class H Stock)	152,500	209,898
China Railway Group Ltd. (China) (Class H Stock)	269,000	244,955
China State Construction International Holdings Ltd. (China)	156,000	124,200
Cie d’Entreprises CFE (Belgium)	452	44,793
COMSYS Holdings Corp. (Japan)	2,600	63,429
Continental Holdings Corp. (Taiwan)	85,300	39,237
CTCI Corp. (Taiwan)	27,000	39,035
Ellaktor SA (Greece)*	16,805	23,905
EMCOR Group, Inc.	1,495	89,237
Ferrovial SA (Spain)	6,459	131,114
Gamuda Bhd (Malaysia)	80,900	45,763
GEK Terna Holding Real Estate Construction SA (Greece)*	6,942	38,198

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
Hazama Ando Corp. (Japan)	11,600	$76,401
Hebei Construction Group Corp. Ltd. (China) (Class H Stock)*	57,500	29,379
Implenia AG (Switzerland)	1,698	57,152
JGC Corp. (Japan)	5,200	73,019
Kajima Corp. (Japan)	14,200	190,171
Kandenko Co. Ltd. (Japan)	9,100	88,225
Kinden Corp. (Japan)	6,400	103,495
Koninklijke Volkerwessels NV (Netherlands)	5,241	83,221
Kumagai Gumi Co. Ltd. (Japan)	1,600	48,020
Kung Sing Engineering Corp. (Taiwan)	42,000	11,072
Kyowa Exeo Corp. (Japan)	1,400	32,791
Maeda Corp. (Japan)	23,600	220,266
Maeda Road Construction Co. Ltd. (Japan)	4,000	82,932
Maire Tecnimont SpA (Italy)	28,969	107,189
Metallurgical Corp. of China Ltd. (China) (Class H Stock)	190,000	45,497
Mirait Holdings Corp. (Japan)	2,600	38,070
Murray & Roberts Holdings Ltd. (South Africa)	21,873	21,912
Nippo Corp. (Japan)	3,000	57,337
Nippon Densetsu Kogyo Co. Ltd. (Japan)	3,000	59,284
Nippon Road Co. Ltd. (The) (Japan)	700	36,584
Nishimatsu Construction Co. Ltd. (Japan)	3,500	79,618
Obayashi Corp. (Japan)	23,800	215,094
Okumura Corp. (Japan)	700	20,337
Penta-Ocean Construction Co. Ltd. (Japan)	8,700	48,195
Per Aarsleff Holding A/S (Denmark)	2,270	69,388
PESTECH International Bhd (Malaysia)*	11,500	2,746
Raito Kogyo Co. Ltd. (Japan)	4,100	54,694
Raubex Group Ltd. (South Africa)	7,049	8,316
Rich Development Co. Ltd. (Taiwan)	127,000	37,154
Run Long Construction Co. Ltd. (Taiwan)	8,000	14,192
Shimizu Corp. (Japan)	22,200	180,411
SHO-BOND Holdings Co. Ltd. (Japan)	600	44,661
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	217,500	178,811
Sino-Thai Engineering & Construction PCL (Thailand)*	30,500	19,142
Skanska AB (Sweden) (Class B Stock)	8,649	138,114
SNC-Lavalin Group, Inc. (Canada)	3,600	121,090
Sumitomo Densetsu Co. Ltd. (Japan)	2,400	39,853
Taikisha Ltd. (Japan)	2,000	53,115
Taisei Corp. (Japan)	4,500	192,364
Tekfen Holding A/S (Turkey)	3,919	15,340
TOA ROAD Corp. (Japan)	1,000	28,006
Totetsu Kogyo Co. Ltd. (Japan)	2,200	60,766
Unique Engineering & Construction PCL (Thailand)	63,000	18,598
United Integrated Services Co. Ltd. (Taiwan)	7,600	22,200
Valmont Industries, Inc.	511	56,695
Vinci SA (France)	7,547	623,248
Waskita Karya Persero Tbk PT (Indonesia)	232,000	27,168
WCT Holdings Bhd (Malaysia)	48,468	7,906
Wijaya Karya Persero Tbk PT (Indonesia)	235,300	27,154
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	1,603	14,786
WSP Global, Inc. (Canada)	1,700	73,058

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
Yokogawa Bridge Holdings Corp. (Japan)	2,100	$31,072

		6,358,077

Construction Materials — 0.1%
Asia Cement Corp. (Taiwan)	146,000	161,363
Cementos Argos SA (Colombia)	16,183	34,683
Cementos Pacasmayo SAA (Peru)	19,362	37,074
CEMEX Latam Holdings SA (Colombia)*	9,758	11,118
CHC Resources Corp. (Taiwan)	4,400	7,175
Cimsa Cimento Sanayi VE Ticaret A/S (Turkey)	545	778
CRH PLC (Ireland)	15,663	416,273
CSG Holding Co. Ltd. (China) (Class B Stock)	34,500	10,901
Goldsun Building Materials Co. Ltd. (Taiwan)	245,000	66,566
Grupo Argos SA (Colombia)	11,723	61,007
Huaxin Cement Co. Ltd. (China) (Class B Stock)	15,500	26,442
Magnesita Refratarios SA (Brazil)*	1,520	21,648
Martin Marietta Materials, Inc.(a)	747	128,387
PPC Ltd. (South Africa)*	63,391	26,031
Siam Cement PCL (The) (Thailand)	12,550	168,075
Siam City Cement PCL (Thailand)	6,700	42,269
Sumitomo Osaka Cement Co. Ltd. (Japan)	2,200	90,146
Taiheiyo Cement Corp. (Japan)	3,900	120,313
Taiwan Cement Corp. (Taiwan)	232,700	269,706
Titan Cement Co. SA (Greece)	2,725	60,404
Tongfang Kontafarma Holdings Ltd. (China)*	120,000	3,779
TPI Polene PCL (Thailand)	582,300	35,764
Universal Cement Corp. (Taiwan)	87,538	53,850
Vulcan Materials Co.	1,497	147,904
Waskita Beton Precast Tbk PT (Indonesia)	744,400	19,529
West China Cement Ltd. (China)	308,000	41,728
Wienerberger AG (Austria)	2,815	58,188

		2,121,101

Consumer Finance — 0.3%
AEON Credit Service M Bhd (Malaysia)	6,300	23,325
AEON Financial Service Co. Ltd. (Japan)	10,500	186,444
Ally Financial, Inc.	135,366	3,067,394
American Express Co.	6,069	578,497
Cembra Money Bank AG (Switzerland)	1,414	112,398
Chong Sing Holdings FinTech Gr (China)*	708,000	8,980
Credit Saison Co. Ltd. (Japan)	13,400	157,130
FirstCash, Inc.	1,144	82,768
Green Dot Corp. (Class A Stock)*	649	51,608
KRUK SA (Poland)	902	37,806
LexinFintech Holdings Ltd. (China), ADR*	2,200	15,950
Navient Corp.	7,525	66,295
Nelnet, Inc. (Class A Stock)	1,524	79,766
PPDAI Group, Inc. (China), ADR*	5,100	18,360
Qudian, Inc. (China), ADR*	8,400	36,036
Safmar Financial Investment (Russia)	2,590	20,794
Samsung Card Co. Ltd. (South Korea)	1,987	61,501
Sun Hung Kai & Co. Ltd. (Hong Kong)	260,000	122,614
Synchrony Financial	86,978	2,040,504
Unifin Financiera SAB de CV SOFOM ENR (Mexico)	4,400	9,361

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Consumer Finance (continued)
Yulon Finance Corp. (Taiwan)	8,000	$23,624

		6,801,155

Containers & Packaging — 0.2%
Amcor Ltd. (Australia)	5,239	48,794
AptarGroup, Inc.	894	84,099
Avery Dennison Corp.	453	40,693
Ball Corp.	3,193	146,814
Beijing Enterprises Clean Energy Group Ltd. (China)*	2,960,000	41,779
Bemis Co., Inc.	973	44,661
Berry Global Group, Inc.*	8,351	396,923
CCL Industries, Inc. (Canada) (Class B Stock)	2,200	80,671
Cheng Loong Corp. (Taiwan)	96,000	58,152
CPMC Holdings Ltd. (China)	73,000	34,926
Crown Holdings, Inc.*	1,518	63,103
Fuji Seal International, Inc. (Japan)	2,000	70,498
Graphic Packaging Holding Co.	5,412	57,584
Greatview Aseptic Packaging Co. Ltd. (China)	82,000	44,421
Huhtamaki OYJ (Finland)	2,278	70,937
International Paper Co.	23,875	963,595
Klabin SA (Brazil), UTS	13,900	56,952
Mpact Ltd. (South Africa)	12,828	18,695
Nampak Ltd. (South Africa)*	39,467	37,902
Orora Ltd. (Australia)	29,178	63,276
Packaging Corp. of America	984	82,125
Rengo Co. Ltd. (Japan)	10,100	79,736
Sealed Air Corp.	486	16,932
Silgan Holdings, Inc.	2,999	70,836
Smurfit Kappa Group PLC (Ireland)	6,095	162,569
Sonoco Products Co.	1,920	102,010
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	35,000	54,118
Ton Yi Industrial Corp. (Taiwan)	62,000	24,527
Westrock Co.	74,972	2,830,943
Youyuan International Holdings Ltd. (China)*	100,000	25,834

		5,874,105

Distributors — 0.0%
Canon Marketing Japan, Inc. (Japan)	1,100	19,607
China Animation Characters Co. Ltd. (Hong Kong)	32,000	11,014
Chori Co. Ltd. (Japan)	1,200	18,179
Dah Chong Hong Holdings Ltd. (China)	75,000	25,752
Genuine Parts Co.	1,144	109,847
Inchcape PLC (United Kingdom)	49,043	345,394
LKQ Corp.*	4,657	110,511
Paltac Corp. (Japan)	1,100	51,877
Pool Corp.	502	74,622
Test Rite International Co. Ltd. (Taiwan)	27,000	19,782
Xinhua Winshare Publishing and Media Co. Ltd. (China) (Class H Stock)	81,000	50,966

		837,551

Diversified Consumer Services — 0.1%
Adtalem Global Education, Inc.*	1,147	54,276
Advtech Ltd. (South Africa)	833	868

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (continued)
Anima Holding SA (Brazil)	2,600	$11,404
Benesse Holdings, Inc. (Japan)	1,600	40,644
Bright Scholar Education Holdings Ltd. (China), ADR*	2,400	22,103
China Distance Education Holdings Ltd. (China), ADR*	1,200	8,039
China Education Group Holdings Ltd. (Hong Kong)*	19,000	23,097
China Maple Leaf Educational Systems Ltd. (China)	66,000	29,235
Curro Holdings Ltd. (South Africa)*	3,899	6,901
Estacio Participacoes SA (Brazil)	7,900	48,430
frontdoor, Inc.*	591	15,727
Fu Shou Yuan International Group Ltd. (China)	47,000	35,479
Graham Holdings Co. (Class B Stock)	113	72,386
Grand Canyon Education, Inc.*	568	54,608
H&R Block, Inc.	37,018	939,147
Houghton Mifflin Harcourt Co.*	4,247	37,628
InvoCare Ltd. (Australia)	5,981	43,341
Kroton Educacional SA (Brazil)	49,716	113,780
Lung Yen Life Service Corp. (Taiwan)	12,000	21,967
Meiko Network Japan Co. Ltd. (Japan)	1,100	8,999
Navitas Ltd. (Australia)	5,003	17,774
New Oriental Education & Technology Group, Inc. (China), ADR*	2,300	126,063
Regis Corp.*	2,702	45,799
Ser Educacional SA (Brazil), 144A	1,800	7,222
Service Corp. International	1,088	43,803
ServiceMaster Global Holdings, Inc.*	1,183	43,463
Stadio Holdings Ltd. (South Africa)*	3,899	945
Studio Alice Co. Ltd. (Japan)	600	12,535
TAL Education Group (China), ADR*	9,400	250,792
Tarena International, Inc. (China), ADR(a)	2,500	15,750
Virscend Education Co. Ltd. (China), 144A	28,000	14,087
Wisdom Education International Holdings Co. Ltd. (China)	34,000	12,367

		2,178,659

Diversified Financial Services — 0.6%
Alexander Forbes Group Holdings Ltd. (South Africa)	18,926	6,767
Amanat Holdings PJSC (United Arab Emirates)	307,850	96,125
AMP Ltd. (Australia)	65,122	112,143
AXA Equitable Holdings, Inc.	5,184	86,210
Berkshire Hathaway, Inc. (Class B Stock)*	25,845	5,277,032
China Merchants China Direct Investments Ltd. (China)	26,000	31,487
Corp. Financiera Colombiana SA (Colombia), (BVC)*	3,156	15,938
Far East Horizon Ltd. (China)	258,000	260,863
Financial Products Group Co. Ltd. (Japan)	7,600	77,471
First Pacific Co. Ltd. (Hong Kong)	182,000	70,264
Fubon Financial Holding Co. Ltd. (Taiwan)	613,000	938,068
Fuyo General Lease Co. Ltd. (Japan)	1,200	61,081
Grupo de Inversiones Suramericana SA (Colombia)	18,707	185,025
IBJ Leasing Co. Ltd. (Japan)	2,000	43,979

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (continued)
Inversiones La Construccion SA (Chile)	945	$15,185
Jefferies Financial Group, Inc.	8,695	150,945
KBC Ancora (Belgium)	5,524	236,136
L E Lundbergforetagen AB (Sweden) (Class B Stock)	5,898	174,232
Metro Pacific Investments Corp. (Philippines)	798,400	70,720
ORIX Corp. (Japan)	141,500	2,060,824
Plus500 Ltd. (Israel)	7,864	137,357
Remgro Ltd. (South Africa)	17,825	241,218
Ricoh Leasing Co. Ltd. (Japan)	2,300	68,502
Sofina SA (Belgium)	1,194	226,947
Voya Financial, Inc.	70,658	2,836,212
Zenkoku Hosho Co. Ltd. (Japan)	500	15,679

		13,496,410

Diversified Telecommunication Services — 0.7%
Asia Pacific Telecom Co. Ltd. (Taiwan)*	250,000	56,217
AT&T, Inc.	114,391	3,264,719
BCE, Inc. (Canada)	1,722	68,025
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	104,261	101,724
BT Group PLC (United Kingdom)	127,714	388,852
China Communications Services Corp. Ltd. (China) (Class H Stock)	434,000	358,638
China Telecom Corp. Ltd. (China) (Class H Stock)	2,490,000	1,269,344
China Unicom Hong Kong Ltd. (China)	516,000	546,550
Chunghwa Telecom Co. Ltd. (Taiwan)	153,000	561,297
CITIC Telecom International Holdings Ltd. (China)	809,000	284,295
Consolidated Communications Holdings, Inc.	1,789	17,675
Deutsche Telekom AG (Germany)	48,724	830,662
Elisa OYJ (Finland)	881	36,455
Hellenic Telecommunications Organization SA (Greece)	10,398	113,366
HKT Trust & HKT Ltd. (Hong Kong)	72,000	103,733
Iliad SA (France)	426	60,042
Inmarsat PLC (United Kingdom)	9,989	48,374
Koninklijke KPN NV (Netherlands)	59,813	175,499
KT Corp. (South Korea)*	5,655	150,909
Link Net Tbk PT (Indonesia)	36,700	12,499
Magyar Telekom Telecommunications PLC (Hungary)	49,182	77,354
Nippon Telegraph & Telephone Corp. (Japan)	57,600	2,346,718
O2 Czech Republic A/S (Czech Republic)	2,242	24,134
Orange Polska SA (Poland)*	76,694	98,524
Orange SA (France)	48,023	780,873
Proximus SADP (Belgium)	4,419	119,789
Rostelecom PJSC (Russia)	72,690	75,861
Singapore Telecommunications Ltd. (Singapore)	111,200	238,889
Spark New Zealand Ltd. (New Zealand)	28,501	79,333
Sunrise Communications Group AG (Switzerland), 144A*	6,329	558,478
Swisscom AG (Switzerland)	422	202,978
Telecom Italia SpA (Italy), (AQXE)*	403,539	224,448

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Telecom Italia SpA (Italy), (SGMX)	188,776	$90,603
Telefonica Brasil SA (Brazil), ADR	20,300	242,179
Telefonica Deutschland Holding AG (Germany)	23,507	92,326
Telefonica SA (Spain)	64,504	543,636
Telekom Austria AG (Austria)*	2,154	16,375
Telekom Malaysia Bhd (Malaysia)	77,900	50,052
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,068,500	281,230
Telenor ASA (Norway)	5,432	105,660
Telesites SAB de CV (Mexico)*	18,300	10,886
Telia Co. AB (Sweden)	49,406	234,608
Telkom SA SOC Ltd. (South Africa)	19,084	83,866
Telstra Corp. Ltd. (Australia)	38,423	76,930
TELUS Corp. (Canada)	600	19,884
Thaicom PCL (Thailand)	57,600	10,737
TIME dotCom Bhd (Malaysia)	15,800	30,889
Tower Bersama Infrastructure Tbk PT (Indonesia)	45,400	11,369
Verizon Communications, Inc.	41,470	2,331,443
Vocus Group Ltd. (Australia)*	52,545	118,138

		17,627,065

Electric Utilities — 0.7%
Acciona SA (Spain)	114	9,662
ALLETE, Inc.	1,790	136,434
Alliant Energy Corp.	4,303	181,802
Alupar Investimento SA (Brazil), UTS	1,743	8,243
American Electric Power Co., Inc.	27,843	2,080,986
Avangrid, Inc.	2,086	104,488
BKW AG (Switzerland)	179	12,513
Celsia SA ESP (Colombia)	21,731	26,766
CEZ A/S (Czech Republic)	7,723	184,100
Chubu Electric Power Co., Inc. (Japan)	30,500	433,969
Chugoku Electric Power Co., Inc. (The) (Japan)	4,200	54,653
Cia Paranaense de Energia (Brazil)	1,900	14,609
CK Infrastructure Holdings Ltd. (Hong Kong)	16,000	121,176
CLP Holdings Ltd. (Hong Kong)	61,000	689,372
Contact Energy Ltd. (New Zealand)	23,808	94,228
Duke Energy Corp.	10,296	888,545
Edison International	4,155	235,879
EDP – Energias de Portugal SA (Portugal)	45,533	159,149
EDP – Energias do Brasil SA (Brazil)	11,300	43,005
El Paso Electric Co.	2,026	101,563
Elia System Operator SA/NV (Belgium)	1,357	90,659
Emera, Inc. (Canada)	5,400	172,893
Endesa SA (Spain)	3,627	83,746
Enea SA (Poland)*	37,149	98,473
Enel Chile SA (Chile)	990,076	95,541
Enel SpA (Italy)	116,497	676,497
Energa SA (Poland)*	31,942	76,253
Engie Energia Chile SA (Chile)	40,080	73,259
Entergy Corp.	1,822	156,820
Equatorial Energia SA (Brazil)	2,900	55,789
Evergy, Inc.	1,146	65,058
Eversource Energy	2,638	171,576
EVN AG (Austria)	3,543	51,079
Exelon Corp.	58,087	2,619,723

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Federal Grid Co. Unified Energy System PJSC (Russia)	42,300,000	$89,488
First Philippine Holdings Corp. (Philippines)	22,890	28,251
FirstEnergy Corp.	2,652	99,583
Fortis, Inc. (Canada)	6,500	216,683
Fortum OYJ (Finland)	7,266	159,038
Hawaiian Electric Industries, Inc.	2,865	104,916
Hokkaido Electric Power Co., Inc. (Japan)	8,300	57,506
Hokuriku Electric Power Co. (Japan)*	11,900	103,883
Iberdrola SA (Spain)	99,104	799,310
IDACORP, Inc.	1,988	185,003
Infratil Ltd. (New Zealand)	52,847	129,287
Inter RAO UES PJSC (Russia)	1,745,000	97,473
Kansai Electric Power Co., Inc. (The) (Japan)	19,200	288,332
Korea District Heating Corp. (South Korea)	1,333	68,077
Korea Electric Power Corp. (South Korea)*	15,829	469,215
Kyushu Electric Power Co., Inc. (Japan)	13,500	160,916
Light SA (Brazil)	5,100	21,712
Manila Electric Co. (Philippines)	3,310	23,924
Mosenergo PJSC (Russia)	939,000	26,644
NextEra Energy, Inc.	4,029	700,321
OGE Energy Corp.	3,154	123,605
Okinawa Electric Power Co., Inc. (The) (Japan)	5,290	102,717
Orsted A/S (Denmark), 144A	2,058	137,912
PGE Polska Grupa Energetyczna SA (Poland)*	124,206	332,619
Pinnacle West Capital Corp.	1,037	88,352
PNM Resources, Inc.	2,649	108,847
Portland General Electric Co.	2,442	111,966
Power Assets Holdings Ltd. (Hong Kong)	16,500	114,688
PPL Corp.	8,559	242,476
Public Power Corp. SA (Greece)*	25,581	38,106
Red Electrica Corp. SA (Spain)	2,111	47,252
Rosseti PJSC (Russia)	4,946,000	55,112
RusHydro PJSC (Russia)	14,878,000	103,730
Shikoku Electric Power Co., Inc. (Japan)	10,000	120,771
Southern Co. (The)	12,657	555,895
SSE PLC (United Kingdom)	14,002	193,211
Tauron Polska Energia SA (Poland)*	188,695	110,722
Tenaga Nasional Bhd (Malaysia)	119,900	393,820
Terna Rete Elettrica Nazionale SpA (Italy)	9,591	54,532
Tohoku Electric Power Co., Inc. (Japan)	31,800	419,048
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	49,000	291,212
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	8,700	52,976
Trustpower Ltd. (New Zealand)	18,672	77,083
Verbund AG (Austria)	1,675	71,214
Xcel Energy, Inc.	2,543	125,294

		17,971,230

Electrical Equipment — 0.3%
Advanced Lithium Electrochemistry Cayman Co. Ltd. (Taiwan)*	5,000	3,088
AMETEK, Inc.	1,902	128,765
Chicony Power Technology Co. Ltd. (Taiwan)	18,200	26,633

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (continued)
China Electric Manufacturing Corp. (Taiwan)	66,000	$19,557
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	36,000	34,483
Chiyoda Integre Co. Ltd. (Japan)	300	5,387
Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	37,375	23,499
Denyo Co. Ltd. (Japan)	9,000	110,195
Emerson Electric Co.	4,552	271,982
Endo Lighting Corp. (Japan)	2,700	17,397
Foshan Electrical and Lighting Co. Ltd. (China) (Class B Stock)	19,030	8,291
Fullshare Holdings Ltd. (Hong Kong)*(a)	265,000	61,114
Futaba Corp. (Japan)	3,800	54,670
Gunkul Engineering PCL (Thailand)	199,466	17,179
Hangzhou Steam Turbine Co. Ltd. (China) (Class B Stock)	59,700	43,817
Jiangnan Group Ltd. (China)*	300,000	15,018
Kung Long Batteries Industrial Co. Ltd. (Taiwan)	3,000	14,157
Legrand SA (France)	3,399	192,329
Longwell Co. (Taiwan)	11,000	11,220
Melrose Industries PLC (United Kingdom)	34,615	72,437
Mersen SA (France)	789	21,277
Nidec Corp. (Japan)	2,000	226,545
Nitto Kogyo Corp. (Japan)	8,000	125,966
nVent Electric PLC (United Kingdom)	3,680	82,653
OSRAM Licht AG (Germany)	2,735	119,531
Prysmian SpA (Italy)	4,092	79,511
Schneider Electric SE (France)	53,912	3,704,176
Shanghai Electric Group Co. Ltd. (China) (Class H Stock)	86,000	27,419
Signify NV (Netherlands), 144A	13,589	319,408
Sino-American Electronic Co. Ltd. (Taiwan)^	1,183	—
Tech Pro Technology Development Ltd. (Hong Kong)*^	731,600	9
Teco Electric & Machinery Co. Ltd. (Taiwan)	162,000	91,920
Thermon Group Holdings, Inc.*	2,956	59,948
Toyo Tanso Co. Ltd. (Japan)	1,900	37,696
Ushio, Inc. (Japan)	7,100	75,201
Voltronic Power Technology Corp. (Taiwan)	2,102	36,718
Well Shin Technology Co. Ltd. (Taiwan)	7,000	11,667
Zhuzhou CRRC Times Electric Co. Ltd. (China) (Class H Stock)	46,800	259,699
Zippy Technology Corp. (Taiwan)	5,000	5,113

		6,415,675

Electronic Equipment, Instruments & Components — 0.7%
AAC Technologies Holdings, Inc. (China)	24,500	141,975
Amano Corp. (Japan)	2,900	56,059
Amphenol Corp. (Class A Stock)	1,855	150,292
Anritsu Corp. (Japan)	3,600	49,860
Anxin-China Holdings Ltd. (Hong Kong)^	196,000	—
Apex International Co. Ltd. (Taiwan)*	18,224	20,566
AU Optronics Corp. (Taiwan)	982,000	393,484
AVY Precision Technology, Inc. (Taiwan)	7,034	7,158
Azbil Corp. (Japan)	4,100	81,063
Barco NV (Belgium)	2,817	318,688
Benchmark Electronics, Inc.	3,090	65,446

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Cal-Comp Electronics Thailand PCL (Thailand) (Class F Stock)	329,654	$17,933
Canon Electronics, Inc. (Japan)	4,000	69,474
CDW Corp.	22,896	1,855,721
Chang Wah Electromaterials, Inc. (Taiwan)	3,600	15,875
Channel Well Technology Co. Ltd. (Taiwan)	18,000	13,601
Cheng Uei Precision Industry Co. Ltd. (Taiwan)	34,000	26,135
China Railway Signal & Communication Corp. Ltd. (China) (Class H Stock), 144A	268,000	186,656
China Soft Power Technology Holdings Ltd. (Hong Kong)*	546,000	2,999
Chin-Poon Industrial Co. Ltd. (Taiwan)	33,000	38,678
Chroma ATE, Inc. (Taiwan)	11,000	42,216
Citizen Watch Co. Ltd. (Japan)	47,100	231,221
Coretronic Corp. (Taiwan)	33,000	41,133
Co-Tech Development Corp. (Taiwan)	18,000	16,490
Coxon Precise Industrial Co. Ltd. (Taiwan)	27,000	14,098
CyberPower Systems, Inc. (Taiwan)	5,000	12,565
Daiwabo Holdings Co. Ltd. (Japan)	2,600	120,498
DataTec Ltd. (South Africa)	20,409	38,915
Delta Electronics Thailand PCL (Thailand)	18,800	40,147
Delta Electronics, Inc. (Taiwan)	74,000	311,900
Dolby Laboratories, Inc. (Class A Stock)	1,578	97,584
Dongxu Optoelectronic Technology Co. Ltd. (China) (Class B Stock)	14,400	5,818
E Ink Holdings, Inc. (Taiwan)	54,000	53,012
Edom Technology Co. Ltd. (Taiwan)	16,000	6,825
Egis Technology, Inc. (Taiwan)	5,000	32,753
Electrocomponents PLC (United Kingdom)	29,061	188,091
Elite Material Co. Ltd. (Taiwan)	17,000	36,361
FIH Mobile Ltd. (China)*	401,000	41,980
FIT Hon Teng Ltd. (Taiwan), 144A	64,000	27,407
Flex Ltd.*	9,739	74,114
FLIR Systems, Inc.	1,416	61,653
Flytech Technology Co. Ltd. (Taiwan)	8,000	17,718
Foxconn Technology Co. Ltd. (Taiwan)	94,000	184,917
Halma PLC (United Kingdom)	699	12,173
Hamamatsu Photonics KK (Japan)	2,200	73,663
Hana Microelectronics PCL (Thailand)	47,500	48,104
HannStar Display Corp. (Taiwan)	433,000	99,289
HannsTouch Solution, Inc. (Taiwan)*	61,000	14,812
Hexagon AB (Sweden) (Class B Stock)	3,409	157,699
Hirose Electric Co. Ltd. (Japan)	876	85,594
Hitachi Ltd. (Japan)	119,600	3,172,878
Hollysys Automation Technologies Ltd. (China)	4,000	70,039
Hon Hai Precision Industry Co. Ltd. (Taiwan)	960,437	2,213,036
II-VI, Inc.*	1,564	50,767
Inficon Holding AG (Switzerland)*	194	98,736
Ingenico Group SA (France)	1,511	85,871
Innolux Corp. (Taiwan)	1,540,000	486,759
Isra Vision AG (Germany)	1,922	53,932
ITEQ Corp. (Taiwan)	15,000	24,502
Itron, Inc.*	1,070	50,600
Jabil, Inc.	3,288	81,510
Jenoptik AG (Germany)	11,396	299,011

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Ju Teng International Holdings Ltd. (Hong Kong)	202,000	$54,314
KCE Electronics PCL (Thailand)	48,000	38,726
Keyence Corp. (Japan)	700	354,240
Kingboard Holdings Ltd. (Hong Kong)	90,500	241,372
Kingboard Laminates Holdings Ltd. (Hong Kong)	74,000	61,212
Kyocera Corp. (Japan)	14,100	703,801
Lelon Electronics Corp. (Taiwan)	5,250	6,863
LG Display Co. Ltd. (South Korea)*	12,208	197,636
Lotes Co. Ltd. (Taiwan)	5,000	34,563
Macnica Fuji Electronics Holdings, Inc. (Japan)	7,200	88,079
Maruwa Co. Ltd. (Japan)	800	40,618
Nan Ya Printed Circuit Board Corp. (Taiwan)*	23,000	25,206
National Instruments Corp.	5,962	270,555
Nippon Signal Co. Ltd. (Japan)	1,600	13,010
Nissha Co. Ltd. (Japan)	1,300	15,472
OSI Systems, Inc.*	506	37,090
Plexus Corp.*	1,254	64,054
Polytronics Technology Corp. (Taiwan)	4,000	7,074
Posiflex Technology, Inc. (Taiwan)	5,149	16,854
Promate Electronic Co. Ltd. (Taiwan)	31,000	28,564
Renishaw PLC (United Kingdom)	1,017	55,100
Ryosan Co. Ltd. (Japan)	4,500	119,727
Ryoyo Electro Corp. (Japan)	200	2,807
Samsung Electro-Mechanics Co. Ltd. (South Korea)*	1,168	108,555
Sanmina Corp.*	1,707	41,070
Sanshin Electronics Co. Ltd. (Japan)	6,100	109,450
Scientech Corp. (Taiwan)	7,000	11,496
Sesa SpA (Italy)	437	11,622
Shimadzu Corp. (Japan)	3,000	59,058
Simplo Technology Co. Ltd. (Taiwan)	9,000	61,055
Sinbon Electronics Co. Ltd. (Taiwan)	12,390	33,410
Sirtec International Co. Ltd. (Taiwan)	12,800	10,534
Spectris PLC (United Kingdom)	5,080	147,947
Supreme Electronics Co. Ltd. (Taiwan)	34,000	29,972
SVI PCL (Thailand)	141,400	21,212
Syncmold Enterprise Corp. (Taiwan)	9,000	18,824
SYNNEX Corp.	1,140	92,158
Synnex Technology International Corp. (Taiwan)	92,750	109,755
TA-I Technology Co. Ltd. (Taiwan)	13,000	21,647
Taiflex Scientific Co. Ltd. (Taiwan)	18,340	20,316
Taiwan Chinsan Electronic Industrial Co. Ltd. (Taiwan)	5,000	5,809
Taiwan PCB Techvest Co. Ltd. (Taiwan)	34,000	30,757
Taiwan Union Technology Corp. (Taiwan)	7,000	20,468
Tech Data Corp.*	660	53,995
Test Research, Inc. (Taiwan)	16,000	23,797
Thinking Electronic Industrial Co. Ltd. (Taiwan)	8,000	19,725
Tong Hsing Electronic Industries Ltd. (Taiwan)	10,000	35,071
Topoint Technology Co. Ltd. (Taiwan)	18,900	11,009
Toyo Corp. (Japan)	2,800	20,574
Tripod Technology Corp. (Taiwan)	32,000	83,142

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
TXC Corp. (Taiwan)	17,000	$17,949
Unimicron Technology Corp. (Taiwan)	134,000	97,531
Venture Corp. Ltd. (Singapore)	8,200	83,853
Wah Lee Industrial Corp. (Taiwan)	21,000	33,954
WPG Holdings Ltd. (Taiwan)	95,360	114,639
WT Microelectronics Co. Ltd. (Taiwan)	35,484	44,833
WUS Printed Circuit Co. Ltd. (Taiwan)*	46,000	21,554
Zebra Technologies Corp. (Class A Stock)*	3,074	489,473
Zenitron Corp. (Taiwan)	50,000	34,193

		17,015,398

Energy Equipment & Services — 0.0%
Aker Solutions ASA (Norway)*	6,011	27,631
C&J Energy Services, Inc.*	2,582	34,857
Dialog Group Bhd (Malaysia)	55,800	41,906
Halliburton Co.	2,097	55,738
Liberty Oilfield Services, Inc. (Class A Stock)	983	12,730
Mullen Group Ltd. (Canada)	2,100	18,782
Schlumberger Ltd.	9,883	356,579
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	656	43,184
SEACOR Holdings, Inc.*	1,164	43,068
SEACOR Marine Holdings, Inc.*	1,169	13,747
ShawCor Ltd. (Canada)	2,200	26,718
Tecnicas Reunidas SA (Spain)	1,470	35,971
Tenaris SA (Luxembourg)	7,469	80,801
TGS NOPEC Geophysical Co. ASA (Norway)	16,517	401,167
TMK PJSC (Russia), GDR	5,391	17,359
Yinson Holdings Bhd (Malaysia)	31,800	32,293

		1,242,531

Entertainment — 0.4%
Activision Blizzard, Inc.	4,655	216,783
Alibaba Pictures Group Ltd. (Hong Kong)*	540,000	91,049
AMC Entertainment Holdings, Inc. (Class A Stock)	1,394	17,118
Avex, Inc. (Japan)	2,700	34,237
Capcom Co. Ltd. (Japan)	3,300	65,349
CD Projekt SA (Poland)*	998	38,944
Changyou.com Ltd. (China), ADR*	3,000	54,839
Cinemark Holdings, Inc.	60,301	2,158,775
Cineplex, Inc. (Canada)	1,600	29,815
Cineworld Group PLC (United Kingdom)	13,648	45,874
CTS Eventim AG & Co. KGaA (Germany)	6,077	227,382
Daiichikosho Co. Ltd. (Japan)	1,200	56,887
Electronic Arts, Inc.*	2,020	159,398
Entertainment One Ltd. (Canada)	3,386	15,407
IMAX China Holding, Inc. (Hong Kong), 144A	6,300	16,545
Kinepolis Group NV (Belgium)	1,052	58,918
Konami Holdings Corp. (Japan)	1,800	78,466
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	2,183	67,018
Madison Square Garden Co. (The) (Class A Stock)*	200	53,540
Major Cineplex Group PCL (Thailand)	21,900	13,853

COMMON STOCKS (continued)	Shares	Value
Entertainment (continued)
NetDragon Websoft Holdings Ltd. (Hong Kong)	14,000	$21,232
NetEase, Inc. (China), ADR	2,300	541,351
Netflix, Inc.*	3,871	1,036,112
Square Enix Holdings Co. Ltd. (Japan)	1,700	46,155
Take-Two Interactive Software, Inc.*	766	78,852
Toei Animation Co. Ltd. (Japan)	3,000	110,770
Toei Co. Ltd. (Japan)	900	105,752
Toho Co. Ltd. (Japan)	2,700	97,827
Twenty-First Century Fox, Inc. (Class A Stock)	5,910	284,389
Ubisoft Entertainment SA (France)*	880	71,203
Viacom, Inc. (Class B Stock)	107,724	2,768,506
Vivendi SA (France)	11,937	291,116
Walt Disney Co. (The)	12,706	1,393,213
Workpoint Entertainment PCL (Thailand)	6,700	4,801
Zynga, Inc. (Class A Stock)*	13,437	52,807

		10,404,283

Equity Real Estate Investment Trusts (REITs) — 3.8%
Acadia Realty Trust	34,878	828,702
Activia Properties, Inc. (Japan)	310	1,255,591
Advance Residence Investment Corp. (Japan)	21	57,956
AEON REIT Investment Corp. (Japan)	88	101,366
Alexander & Baldwin, Inc.*	2,383	43,800
Alexandria Real Estate Equities, Inc.	18,996	2,189,099
Allied Properties Real Estate Investment Trust (Canada)	22,371	726,254
American Assets Trust, Inc.	1,472	59,130
American Campus Communities, Inc.	2,446	101,240
American Homes 4 Rent (Class A Stock)	3,174	63,004
American Tower Corp.	1,305	206,438
Apartment Investment & Management Co. (Class A Stock)	10,283	451,218
Apple Hospitality REIT, Inc.	3,487	49,725
Arrowhead Properties Ltd. (South Africa)	87,562	24,456
Artis Real Estate Investment Trust (Canada)	2,000	13,536
Ascendas Real Estate Investment Trust (Singapore)	66,700	125,649
AvalonBay Communities, Inc.	17,012	2,960,939
Axis Real Estate Investment Trust (Malaysia)	41,300	15,606
Befimmo SA (Belgium)	1,797	100,033
Beni Stabili SpA SIIQ (Italy)	71,518	55,720
Big Yellow Group PLC (United Kingdom)	89,292	994,471
Boardwalk Real Estate Investment Trust (Canada)	1,200	33,235
Boston Properties, Inc.	13,289	1,495,677
Camden Property Trust	23,700	2,086,785
Canadian Apartment Properties REIT (Canada)	18,715	607,291
CapitaLand Commercial Trust (Singapore)	116,000	148,775
Capitaland Malaysia Mall Trust (Malaysia)	74,900	18,335
CapitaLand Mall Trust (Singapore)	97,100	160,733
Champion REIT (Hong Kong)	178,000	121,811
Charter Hall Group (Australia)	5,764	30,089
Charter Hall Retail REIT (Australia)	31,336	98,748
Chesapeake Lodging Trust	39,128	952,767

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Choice Properties Real Estate Investment Trust (Canada)	8,138	$68,671
Cofinimmo SA (Belgium)	463	57,588
Columbia Property Trust, Inc.	3,967	76,761
Cominar Real Estate Investment Trust (Canada)	5,800	47,583
Concentradora Fibra Danhos SA de CV (Mexico)	51,500	60,694
Concentradora Fibra Hotelera Mexicana SA de CV (Mexico), 144A	28,200	14,307
CoreCivic, Inc.	2,308	41,152
Corporate Office Properties Trust	3,753	78,926
Covivio (France)	1,380	133,310
CPN Retail Growth Leasehold REIT (Thailand)	55,600	43,544
Crown Castle International Corp.	1,312	142,523
CyrusOne, Inc.	28,726	1,519,031
Daiwa House REIT Investment Corp. (Japan)	496	1,110,846
Daiwa Office Investment Corp. (Japan)	42	264,670
Delta Property Fund Ltd. (South Africa)	2,645	829
Derwent London PLC (United Kingdom)	10,143	369,518
Dexus (Australia)	14,371	107,230
Digital Realty Trust, Inc.	1,122	119,549
Douglas Emmett, Inc.	22,577	770,552
Dream Office Real Estate Investment Trust (Canada)	3,200	52,247
Duke Realty Corp.	71,967	1,863,945
Emira Property Fund Ltd. (South Africa)	35,094	36,064
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	123,350	34,946
Empire State Realty Trust, Inc. (Class A Stock), REIT	38,752	551,441
EPR Properties	1,570	100,527
Equinix, Inc.(a)	289	101,890
Equity Commonwealth	1,385	41,564
Equity LifeStyle Properties, Inc.	12,352	1,199,750
Equity Residential	38,022	2,509,832
Essex Property Trust, Inc.	6,925	1,698,080
Eurocommercial Properties NV (Netherlands), CVA	1,733	53,624
Extra Space Storage, Inc.(a)	746	67,498
Federal Realty Investment Trust	10,937	1,291,004
Fibra Uno Administracion SA de CV (Mexico)	148,600	165,222
Fortress REIT Ltd. (South Africa) (Class A Stock)	46,424	58,619
Fortress REIT Ltd. (South Africa) (Class B Stock)	64,987	65,338
Fortune Real Estate Investment Trust (Hong Kong)	132,000	151,478
Four Corners Property Trust, Inc.	1,296	33,955
Frontier Real Estate Investment Corp. (Japan)	20	79,504
GDI Property Group (Australia)	283,682	269,940
Gecina SA (France)	12,184	1,579,570
GEO Group, Inc. (The)	2,044	40,267
Global Net Lease, Inc.	1,900	33,478

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Global One Real Estate Investment Corp. (Japan)	51	$55,743
GLP J-Reit (Japan)	1,547	1,578,144
Government Properties Income Trust	2,204	15,141
GPT Group (The) (Australia)	433,757	1,628,630
Great Portland Estates PLC (United Kingdom)	23,245	195,469
Green REIT PLC (Ireland)	781,631	1,210,914
Grivalia Properties REIC AE (Greece)	3,457	33,167
Growthpoint Properties Ltd. (South Africa)	102,737	166,254
H&R Real Estate Investment Trust (Canada)	2,800	42,353
Hankyu Hanshin REIT, Inc. (Japan)	31	40,428
Hansteen Holdings PLC (United Kingdom)	252,157	297,684
HCP, Inc.	86,294	2,410,192
Healthcare Realty Trust, Inc.(a)	42,711	1,214,700
Heiwa Real Estate REIT, Inc. (Japan)	90	100,577
Host Hotels & Resorts, Inc.	168,318	2,805,861
Hudson Pacific Properties, Inc.	24,402	709,122
Hyprop Investments Ltd. (South Africa)	7,970	45,102
ICADE (France)	1,193	91,053
Ichigo Office REIT Investment (Japan)	208	183,622
IGB Real Estate Investment Trust (Malaysia)	97,000	40,588
IMPACT Growth Real Estate Investment Trust (Thailand)	71,100	41,490
Industrial & Infrastructure Fund Investment Corp. (Japan)	60	62,367
Industrial Logistics Properties Trust	1,712	33,666
Inmobiliaria Colonial Socimi SA (Spain)	5,562	51,902
Invincible Investment Corp. (Japan)	3,415	1,407,227
Invitation Homes, Inc.(a)	2,482	49,839
Iron Mountain, Inc.	1,698	55,032
Is Gayrimenkul Yatirim Ortakligi A/S (Turkey)	1	—
Japan Excellent, Inc. (Japan)	52	70,326
Japan Hotel REIT Investment Corp. (Japan)	94	67,230
Japan Logistics Fund, Inc. (Japan)	19	38,618
Japan Prime Realty Investment Corp. (Japan)	19	72,243
Japan Real Estate Investment Corp. (Japan)	18	101,172
Japan Rental Housing Investments, Inc. (Japan)	317	237,800
Japan Retail Fund Investment Corp. (Japan)	389	777,755
JBG SMITH Properties	24,129	839,931
Kenedix Office Investment Corp. (Japan)	43	274,513
Kenedix Residential Next Investment Corp. (Japan)	84	128,094
Kilroy Realty Corp.(a)	12,996	817,188
Kimco Realty Corp.	58,633	858,974
KLCCP Stapled Group (Malaysia)	24,100	44,656
Klepierre SA (France)	37,614	1,163,555
Lamar Advertising Co. (Class A Stock)	23,380	1,617,428
Lar Espana Real Estate Socimi SA (Spain)	15,258	130,456
LaSalle Logiport REIT (Japan)	64	61,904
Life Storage, Inc.	8,388	780,000
Link REIT (Hong Kong)	139,000	1,406,396

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
LondonMetric Property PLC (United Kingdom)	104,287	$231,583
Macerich Co. (The)	14,916	645,565
Mack-Cali Realty Corp.	2,174	42,589
Macquarie Mexico Real Estate Management SA de CV (Mexico), 144A*	49,700	44,638
MCUBS MidCity Investment Corp. (Japan)	66	52,209
Merlin Properties Socimi SA (Spain)	139,995	1,732,759
Mid-America Apartment Communities, Inc.	1,012	96,848
Mirvac Group (Australia)	573,491	904,905
Mitsubishi Estate Logistics REIT Investment Corp. (Japan)	7	15,352
Mori Hills REIT Investment Corp. (Japan)	41	51,620
Mori Trust Sogo Reit, Inc. (Japan)	226	328,835
National Retail Properties, Inc.	1,363	66,119
Nippon Accommodations Fund, Inc. (Japan)	14	67,667
Nippon Building Fund, Inc. (Japan)(a)	20	125,945
Nomura Real Estate Master Fund, Inc. (Japan)	66	86,882
NSI NV (Netherlands)	280	10,949
Octodec Investments Ltd. (South Africa)	15,967	19,007
Omega Healthcare Investors, Inc.	2,463	86,574
One REIT, Inc. (Japan)	6	14,566
Orix JREIT, Inc. (Japan)	35	58,219
Outfront Media, Inc.	2,049	37,128
Paramount Group, Inc.	4,684	58,831
Pavilion Real Estate Investment Trust (Malaysia)	57,000	22,617
Pebblebrook Hotel Trust	23,388	662,114
Piedmont Office Realty Trust, Inc. (Class A Stock)	5,152	87,790
PLA Administradora Industrial S de RL de CV (Mexico)	42,300	50,325
PotlatchDeltic Corp.	1,195	37,810
Premier Investment Corp. (Japan)	459	523,191
Prologis Property Mexico SA de CV (Mexico)	19,100	29,449
Prologis, Inc.	51,331	3,014,157
Propertylink Group (Australia)	1,321,788	1,065,344
Public Storage	12,412	2,512,313
Rayonier, Inc.	1,771	49,039
Realty Income Corp.	1,479	93,236
Rebosis Property Fund Ltd. (South Africa)	42,558	7,978
Redefine Properties Ltd. (South Africa)	156,139	104,935
Reit 1 Ltd. (Israel)	39,729	146,725
Resilient REIT Ltd. (South Africa)	19,917	78,763
Retail Properties of America, Inc. (Class A Stock)	5,295	57,451
Rexford Industrial Realty, Inc.	3,119	91,917
RioCan Real Estate Investment Trust (Canada)	3,400	59,273
RLJ Lodging Trust	73,211	1,200,660
Ryman Hospitality Properties, Inc.	8,383	559,062
SA Corporate Real Estate Ltd. (South Africa)	175,005	40,840
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (Singapore)	86,000	24,571
Sabra Health Care REIT, Inc.	4,130	68,062
Safestore Holdings PLC (United Kingdom)	55,998	361,881

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Samui Airport Property Fund Leasehold (Thailand), UTS	27,900	$19,704
Scentre Group (Australia)	237,437	651,342
Schroder Real Estate Investment Trust Ltd. (United Kingdom)	22,832	16,709
Sekisui House REIT, Inc. (Japan)	62	39,754
Select Income REIT	3,406	25,068
Senior Housing Properties Trust	4,575	53,619
Seritage Growth Properties (Class A Stock)(a)	776	25,088
Simon Property Group, Inc.	26,013	4,369,924
SITE Centers Corp.	82,838	917,017
SL Green Realty Corp.	453	35,823
SmartCentres Real Estate Investment Trust (Canada)	1,400	31,616
Spirit Realty Capital, Inc.	4,419	155,770
Stockland (Australia)	41,157	101,911
Summit Industrial Income REIT (Canada)	63,785	446,663
Sun Communities, Inc.	12,282	1,249,202
Suntec Real Estate Investment Trust (Singapore)	130,900	170,873
Sunway Real Estate Investment Trust (Malaysia)	100,100	41,930
Tanger Factory Outlet Centers, Inc.	2,906	58,759
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (Thailand), UTS	76,700	46,423
Tokyu REIT, Inc. (Japan)	27	40,527
Tritax Big Box REIT PLC (United Kingdom)	795,048	1,331,756
Tritax EuroBox PLC (United Kingdom), 144A*	545,403	643,772
UDR, Inc.	1,787	70,801
Unibail-Rodamco-Westfield (France)*	12,700	95,409
Unibail-Rodamco-Westfield (France)	1,885	292,812
UNITE Group PLC (The) (United Kingdom)	122,255	1,257,341
United Urban Investment Corp. (Japan)	34	52,779
Urban Edge Properties	3,173	52,735
Vastned Retail NV (Netherlands)	8,289	297,359
Ventas, Inc.	43,990	2,577,374
VEREIT, Inc.	16,376	117,088
Vicinity Centres (Australia)	74,831	136,910
Vornado Realty Trust	15,378	953,897
Vukile Property Fund Ltd. (South Africa)	32,408	45,057
Warehouses De Pauw (Belgium)	461	60,854
Washington Real Estate Investment Trust	686	15,778
Welltower, Inc.	3,629	251,889
Workspace Group PLC (United Kingdom)	676	6,849
WP Carey, Inc.	260	16,988
Xenia Hotels & Resorts, Inc.	3,517	60,492
Yuexiu Real Estate Investment Trust (Hong Kong)	273,000	175,013

		90,078,720

Food & Staples Retailing — 1.0%
Aeon Co. Ltd. (Japan)	10,700	209,226
Ain Holdings, Inc. (Japan)	600	43,053
Al Meera Consumer Goods Co. QSC (Qatar)	447	18,101
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	6,700	333,282

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Andersons, Inc. (The)	1,198	$35,808
Arcs Co. Ltd. (Japan)	4,700	104,643
Axfood AB (Sweden)	2,504	42,913
Axial Retailing, Inc. (Japan)	2,000	66,582
Berli Jucker PCL (Thailand)	53,900	84,022
Bid Corp. Ltd. (South Africa)	6,348	116,917
BIM Birlesik Magazalar A/S (Turkey)	1,770	29,056
Casey’s General Stores, Inc.	615	78,806
Cawachi Ltd. (Japan)	6,300	103,943
Clicks Group Ltd. (South Africa)	3,015	40,130
cocokara fine, Inc. (Japan)	3,200	156,183
Coles Group Ltd. (Australia)*	119,618	980,251
Colruyt SA (Belgium)	481	34,246
Cosco Capital, Inc. (Philippines)	343,700	43,921
Cosmos Pharmaceutical Corp. (Japan)	400	66,783
Costco Wholesale Corp.	2,283	465,070
CP ALL PCL (Thailand)	73,300	155,100
E-MART, Inc. (South Korea)*	795	129,839
Empire Co. Ltd. (Canada) (Class A Stock)	128,800	2,719,970
FamilyMart UNY Holdings Co. Ltd. (Japan)	1,246	157,615
George Weston Ltd. (Canada)	817	53,890
Heiwado Co. Ltd. (Japan)	2,600	59,466
ICA Gruppen AB (Sweden)	2,008	71,790
InRetail Peru Corp. (Peru), 144A*	2,790	78,957
J Sainsbury PLC (United Kingdom)	64,152	216,885
Jeronimo Martins SGPS SA (Portugal)	2,459	29,160
Kato Sangyo Co. Ltd. (Japan)	2,800	77,408
Kesko OYJ (Finland) (Class B Stock)	6,446	347,888
Koninklijke Ahold Delhaize NV (Netherlands)	173,560	4,392,195
Kroger Co. (The)(a)	12,062	331,705
Lawson, Inc. (Japan)	400	25,342
Lenta Ltd. (Russia), GDR*	17,934	55,456
Loblaw Cos. Ltd. (Canada)	3,095	138,540
Magnit PJSC (Russia), GDR	19,065	241,629
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	24,900	762,833
Metcash Ltd. (Australia)	186,899	321,974
Metro, Inc. (Canada)	3,100	107,496
Ministop Co. Ltd. (Japan)	8,200	153,540
Mitsubishi Shokuhin Co. Ltd. (Japan)	1,400	35,637
Nihon Chouzai Co. Ltd. (Japan)	4,900	141,897
Organizacion Soriana SAB de CV (Mexico) (Class B Stock)*	11,300	16,601
Pick’n Pay Stores Ltd. (South Africa)	7,363	34,679
President Chain Store Corp. (Taiwan)	11,000	111,084
Puregold Price Club, Inc. (Philippines)	33,900	27,753
Raia Drogasil SA (Brazil)	2,100	30,966
Robinsons Retail Holdings, Inc. (Philippines)	23,560	35,865
Seven & i Holdings Co. Ltd. (Japan)	56,800	2,468,330
Shanghai Bailian Group Co. Ltd. (China) (Class B Stock)	12,900	12,430
Shoprite Holdings Ltd. (South Africa)	7,885	104,313
Shufersal Ltd. (Israel)	35,101	230,658
SPAR Group Ltd. (The) (South Africa)	3,762	54,257
Springland International Holdings Ltd. (China)	220,000	43,533
Sprouts Farmers Market, Inc.*	2,006	47,161
Sugi Holdings Co. Ltd. (Japan)	1,400	55,297
Sun Art Retail Group Ltd. (Hong Kong)	62,000	63,212
Sundrug Co. Ltd. (Japan)	1,000	29,732

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Sysco Corp.	2,411	$151,073
Taiwan FamilyMart Co. Ltd. (Taiwan)	1,000	6,935
Taiwan TEA Corp. (Taiwan)	91,000	45,753
Tesco PLC (United Kingdom)	135,389	328,577
Tsuruha Holdings, Inc. (Japan)	200	17,148
United Natural Foods, Inc.*	1,404	14,868
United Super Markets Holdings, Inc. (Japan)	2,800	30,604
US Foods Holding Corp.*	3,537	111,911
Valor Holdings Co. Ltd. (Japan)	3,300	79,599
Walgreens Boots Alliance, Inc.	13,528	924,368
Wal-Mart de Mexico SAB de CV (Mexico)	55,400	140,898
Walmart, Inc.	15,764	1,468,417
Wm Morrison Supermarkets PLC (United Kingdom)	64,676	175,909
Woolworths Group Ltd. (Australia)	143,445	2,975,801
X5 Retail Group NV (Russia), GDR	4,559	112,972

		23,809,852

Food Products — 1.0%
AAK AB (Sweden)	2,999	41,577
AGV Products Corp. (Taiwan)*	65,185	14,552
Ajinomoto Co., Inc. (Japan)	9,800	174,580
Archer-Daniels-Midland Co.	9,950	407,652
Asian Citrus Holdings Ltd. (China)*^	287,000	4
Associated British Foods PLC (United Kingdom)	4,790	124,855
Astral Foods Ltd. (South Africa)	1,076	11,971
Austevoll Seafood ASA (Norway)	11,505	142,459
AVI Ltd. (South Africa)	5,931	42,012
B&G Foods, Inc.(a)	1,121	32,408
Bakkafrost P/F (Faroe Islands)	2,486	121,944
Barry Callebaut AG (Switzerland)	41	64,010
BrasilAgro - Co. Brasileira de Propriedades Agricolas (Brazil)	2,900	11,680
BRF SA (Brazil)*	16,000	90,532
Bumitama Agri Ltd. (Indonesia)	71,000	32,310
Bunge Ltd.	3,244	173,359
Calbee, Inc. (Japan)	1,800	56,333
Cal-Maine Foods, Inc.	845	35,744
Campbell Soup Co.(a)	2,028	66,904
Century Pacific Food, Inc. (Philippines)	53,650	15,514
Charoen Pokphand Enterprise (Taiwan)	15,480	26,821
Charoen Pokphand Foods PCL (Thailand)	114,600	86,565
China Fishery Group Ltd. (Hong Kong)*^	89,500	—
China Greenfresh Group Co. Ltd. (China)*	84,000	11,260
China Huishan Dairy Holdings Co. Ltd. (China)*^	209,000	—
China Mengniu Dairy Co. Ltd. (China)*	91,000	281,773
China Modern Dairy Holdings Ltd. (China)*	337,000	33,181
China Shengmu Organic Milk Ltd. (China), 144A*	451,000	20,471
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (CHI-X)	2	148,939
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (SGMX)	12	74,312
CJ CheilJedang Corp. (South Korea)*	382	113,118
Clover Industries Ltd. (South Africa)	1,438	1,821
COFCO Meat Holdings Ltd. (China)*	156,000	28,911

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Conagra Brands, Inc.	104,942	$2,241,561
CP Pokphand Co. Ltd. (Hong Kong)	666,000	56,909
Cranswick PLC (United Kingdom)	3,398	114,152
Daesang Corp. (South Korea)	2,944	66,138
Dairy Crest Group PLC (United Kingdom)	10,638	57,404
Dali Foods Group Co. Ltd. (China), 144A	75,500	56,094
Danone SA (France)	6,189	436,374
Darling Ingredients, Inc.*	3,193	61,433
Dean Foods Co.	1,536	5,852
Devro PLC (United Kingdom)	9,795	20,030
DyDo Group Holdings, Inc. (Japan)	2,800	146,684
Eagle High Plantations Tbk PT (Indonesia)*	497,800	5,701
Ebro Foods SA (Spain)	3,342	66,826
Feed One Co. Ltd. (Japan)	42,900	69,112
Flowers Foods, Inc.	3,612	66,714
Fresh Del Monte Produce, Inc.	1,392	39,352
Fuji Oil Holdings, Inc. (Japan)	2,000	63,871
General Mills, Inc.	6,182	240,727
Genting Plantations Bhd (Malaysia)	15,000	35,736
GFPT PCL (Thailand)	58,700	21,661
GrainCorp Ltd. (Australia) (Class A Stock)	10,912	70,325
Great Wall Enterprise Co. Ltd. (Taiwan)	48,723	53,203
Gruma SAB de CV (Mexico) (Class B Stock)	4,160	46,967
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)	36,300	72,409
Grupo Herdez SAB de CV (Mexico)	7,000	14,604
Grupo Nutresa SA (Colombia)	14,633	105,889
Hain Celestial Group, Inc. (The)*	2,242	35,558
Health & Happiness H&H International Holdings Ltd. (China)*	7,000	39,904
Hershey Co. (The)	229	24,544
Hokuto Corp. (Japan)	2,800	49,007
Hormel Foods Corp.(a)	2,426	103,542
House Foods Group, Inc. (Japan)	700	24,049
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	42,600	30,983
Indofood Sukses Makmur Tbk PT (Indonesia)	163,200	84,622
Industrias Bachoco SAB de CV (Mexico) (Class B Stock)	8,800	28,999
Inghams Group Ltd. (Australia)	29,757	86,366
Ingredion, Inc.	20,979	1,917,481
IOI Corp. Bhd (Malaysia)	52,800	56,827
J.M. Smucker Co. (The)	2,208	206,426
Japfa Ltd. (Singapore)	36,500	19,545
JBS SA	41,300	123,503
Kagome Co. Ltd. (Japan)	100	2,622
Kellogg Co.	1,796	102,390
Kerry Group PLC (Ireland) (Class A Stock)	4,221	418,965
Kewpie Corp. (Japan)	23,900	534,526
Key Coffee, Inc. (Japan)	8,800	167,246
Khon Kaen Sugar Industry PCL (Thailand)	201,112	18,430
Kikkoman Corp. (Japan)	1,600	85,578
Kraft Heinz Co. (The)	13,939	599,935
Kuala Lumpur Kepong Bhd (Malaysia)	11,100	66,296
Leroy Seafood Group ASA (Norway)	62,907	480,713
Lien Hwa Industrial Corp. (Taiwan)	44,297	42,771
Lotte Confectionery Co. Ltd. (South Korea)	114	15,418

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
M Dias Branco SA (Brazil)	2,800	$30,920
Marfrig Global Foods SA (Brazil)*	3,800	5,353
Marine Harvest ASA (Norway)	3,837	80,907
McCormick & Co., Inc.(a)	935	130,189
Megmilk Snow Brand Co. Ltd. (Japan)	2,600	67,451
MEIJI Holdings Co. Ltd. (Japan)	2,300	187,789
Mitsui Sugar Co. Ltd. (Japan)	400	10,128
Miyoshi Oil & Fat Co. Ltd. (Japan)	5,100	48,683
Mondelez International, Inc. (Class A Stock)	19,027	761,651
Morinaga & Co. Ltd. (Japan)	2,700	116,301
Namchow Holdings Co. Ltd. (Taiwan)	7,000	10,700
Nestle Malaysia Bhd (Malaysia)	600	21,374
Nestle SA (Switzerland)	39,719	3,230,197
NH Foods Ltd. (Japan)	3,700	139,104
Nichirei Corp. (Japan)	3,100	85,325
Nippon Indosari Corpindo Tbk PT (Indonesia)	33,000	2,754
Nisshin Oillio Group Ltd. (The) (Japan)	1,100	31,397
Nisshin Seifun Group, Inc. (Japan)	4,920	101,603
Nissin Foods Holdings Co. Ltd. (Japan)	900	56,531
Nomad Foods Ltd. (United Kingdom)*	4,105	68,636
NongShim Co. Ltd. (South Korea)	362	82,476
Oceana Group Ltd. (South Africa)	253	1,295
Orion Corp. (South Korea)*	727	78,153
Orion Holdings Corp. (South Korea)	2,617	40,137
Orkla ASA (Norway)	5,947	46,868
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	197,300	17,185
Pioneer Foods Group Ltd. (South Africa)	5,858	34,410
Post Holdings, Inc.*(a)	1,053	93,854
PPB Group Bhd (Malaysia)	26,440	112,416
PureCircle Ltd. (Malaysia)*	4,315	14,118
QL Resources Bhd (Malaysia)	14,470	23,831
Rock Field Co. Ltd. (Japan)	4,600	69,327
Ros Agro PLC (Russia), GDR	3,071	35,009
Salim Ivomas Pratama Tbk PT (Indonesia)	352,800	11,305
Salmar ASA (Norway)	4,632	228,575
Sanderson Farms, Inc.(a)	571	56,695
Sao Martinho SA (Brazil)	5,400	25,344
Saputo, Inc. (Canada)	2,900	83,249
Sawit Sumbermas Sarana Tbk PT (Indonesia)	64,400	5,601
Sime Darby Plantation Bhd (Malaysia)	52,300	60,066
SLC Agricola SA (Brazil)	1,600	17,281
Standard Foods Corp. (Taiwan)	15,850	25,549
Suedzucker AG (Germany)	3,112	40,400
Taisun Enterprise Co. Ltd. (Taiwan)	31,000	19,234
Taiyen Biotech Co. Ltd. (Taiwan)	20,000	19,427
Tassal Group Ltd. (Australia)	5,450	16,961
Tate & Lyle PLC (United Kingdom)	30,884	260,205
Tehmag Foods Corp. (Taiwan)	2,200	13,877
Tenwow International Holdings Ltd. (China)*^	119,000	5,320
Thai Union Group PCL (Thailand) (Class F Stock)	118,900	59,164
Thai Vegetable Oil PCL (Thailand)	32,800	26,736
Thai Wah PCL (Thailand) (Class F Stock)	59,800	15,235
Tiger Brands Ltd. (South Africa)	4,366	83,042

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Tingyi Cayman Islands Holding Corp. (China)	56,000	$74,828
Tongaat Hulett Ltd. (South Africa)	8,260	32,090
Toyo Suisan Kaisha Ltd. (Japan)	1,600	55,785
TreeHouse Foods, Inc.*(a)	1,406	71,298
Ttet Union Corp. (Taiwan)	5,000	15,946
Tyson Foods, Inc. (Class A Stock)	46,098	2,461,633
Ulker Biskuvi Sanayi A/S (Turkey)	4,389	12,171
Uni-President China Holdings Ltd. (China)	64,000	55,598
Uni-President Enterprises Corp. (Taiwan)	149,708	339,133
Universal Robina Corp. (Philippines)	20,820	50,341
Vilmorin & Cie SA (France)	904	58,594
Viscofan SA (Spain)	658	36,294
Want Want China Holdings Ltd. (China)	181,000	126,568
Warabeya Nichiyo Holdings Co. Ltd. (Japan)	2,000	34,922
Wei Chuan Foods Corp. (Taiwan)*	27,000	19,577
WH Group Ltd. (Hong Kong), 144A	718,000	552,705
Wilmar International Ltd. (Singapore)	102,000	233,285
Yakult Honsha Co. Ltd. (Japan)	1,300	91,373
Yamazaki Baking Co. Ltd. (Japan)	3,200	66,862
Yashili International Holdings Ltd. (China)*	109,000	19,471
Yihai International Holding Ltd. (China)	9,000	21,826
Zhou Hei Ya International Holdings Co. Ltd. (China), 144A*	26,000	11,505

		23,440,689

Gas Utilities — 0.2%
AltaGas Ltd. (Canada)	2,900	29,527
APA Group (Australia)	10,226	60,993
Ascopiave SpA (Italy)	63,388	226,514
Atmos Energy Corp.	604	56,003
Beijing Enterprises Holdings Ltd. (China)	49,500	261,283
China Gas Holdings Ltd. (Hong Kong)	70,800	252,157
China Oil & Gas Group Ltd. (China)*	458,000	30,904
China Resources Gas Group Ltd. (China)	26,000	102,796
Gas Malaysia Bhd (Malaysia)	11,900	8,144
Hong Kong & China Gas Co. Ltd. (Hong Kong)	76,189	157,314
Infraestructura Energetica Nova SAB de CV (Mexico)	12,800	47,561
Italgas SpA (Italy)	41,316	236,740
K&O Energy Group, Inc. (Japan)	2,700	36,821
Korea Gas Corp. (South Korea)*	2,219	95,820
National Fuel Gas Co.	637	32,602
Naturgy Energy Group SA (Spain)	3,072	78,420
New Jersey Resources Corp.	1,181	53,936
Northwest Natural Holding Co.	1,115	67,413
ONE Gas, Inc.	1,006	80,078
Osaka Gas Co. Ltd. (Japan)	15,200	277,866
Petronas Gas Bhd (Malaysia)	14,000	64,951
Rubis SCA (France)	1,545	83,125
Samchully Co. Ltd. (South Korea)	728	59,393
Shizuoka Gas Co. Ltd. (Japan)	16,400	126,826
Southwest Gas Holdings, Inc.	518	39,627
Spire, Inc.	783	58,005
Superior Plus Corp. (Canada)	40,800	289,294
Toho Gas Co. Ltd. (Japan)	1,600	67,508
Tokyo Gas Co. Ltd. (Japan)	7,800	197,731

COMMON STOCKS (continued)	Shares	Value
Gas Utilities (continued)
Towngas China Co. Ltd. (China)*	666,000	$494,041
UGI Corp.	1,269	67,701

		3,741,094

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories	8,764	633,900
ABIOMED, Inc.*	6,274	2,039,301
Ansell Ltd. (Australia)	2,844	44,121
Arjo AB (Sweden) (Class B Stock)	23,660	75,811
Baxter International, Inc.	2,246	147,832
Becton, Dickinson & Co.	1,247	280,974
Bioteque Corp. (Taiwan)	1,000	3,079
Boston Scientific Corp.*	7,162	253,105
Carl Zeiss Meditec AG (Germany)	888	69,812
Cochlear Ltd. (Australia)	361	44,132
Coloplast A/S (Denmark) (Class B Stock)	651	60,538
Cooper Cos., Inc. (The)	490	124,705
Danaher Corp.	3,883	400,415
DENTSPLY SIRONA, Inc.	2,825	105,118
DiaSorin SpA (Italy)	4,290	349,239
Edwards Lifesciences Corp.*	912	139,691
Elekta AB (Sweden) (Class B Stock)	4,067	48,498
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	5,848	50,779
Getinge AB (Sweden) (Class B Stock)	4,775	43,152
Ginko International Co. Ltd. (Taiwan)	3,000	20,749
GN Store Nord A/S (Denmark)	15,882	594,466
Haemonetics Corp.*	541	54,127
Hartalega Holdings Bhd (Malaysia)	6,000	8,911
Hill-Rom Holdings, Inc.	816	72,257
Hogy Medical Co. Ltd. (Japan)	1,800	51,781
Hologic, Inc.*	1,986	81,625
Hoya Corp. (Japan)	3,100	186,625
IDEXX Laboratories, Inc.*	16,102	2,995,294
Integra LifeSciences Holdings Corp.*	766	34,547
Intuitive Surgical, Inc.*	271	129,787
Kossan Rubber Industries (Malaysia)	23,800	24,983
LivaNova PLC*	463	42,351
Masimo Corp.*	339	36,398
Medtronic PLC	63,188	5,747,581
Menicon Co. Ltd. (Japan)	1,000	25,399
Microport Scientific Corp. (China)	17,000	16,555
Nihon Kohden Corp. (Japan)	1,800	58,666
Nikkiso Co. Ltd. (Japan)	1,800	15,047
Nipro Corp. (Japan)	14,900	182,057
Olympus Corp. (Japan)	3,500	108,235
Pacific Hospital Supply Co. Ltd. (Taiwan)	1,000	2,245
Paramount Bed Holdings Co. Ltd. (Japan)	800	33,003
Pihsiang Machinery Manufacturing Co. Ltd. (Taiwan)^	6,000	—
PW Medtech Group Ltd. (China)*	108,000	14,055
ResMed, Inc.	561	63,881
Riverstone Holdings Ltd. (Singapore)	37,000	30,933
SeaSpine Holdings Corp.*	239	4,359
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	92,000	74,072
Smith & Nephew PLC (United Kingdom)	28,597	534,950
Sonova Holding AG (Switzerland)	739	121,661
St. Shine Optical Co. Ltd. (Taiwan)	1,000	17,541

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
STERIS PLC	959	$102,469
Stryker Corp.	1,623	254,405
Supermax Corp. Bhd (Malaysia)	25,500	21,401
Sysmex Corp. (Japan)	800	38,517
TaiDoc Technology Corp. (Taiwan)	1,153	6,641
Teleflex, Inc.	476	123,036
Terumo Corp. (Japan)	2,700	152,437
Top Glove Corp. Bhd (Malaysia)	27,000	36,545
Varian Medical Systems, Inc.*	471	53,369
West Pharmaceutical Services, Inc.	573	56,171
William Demant Holding A/S (Denmark)*	1,446	41,128
Zimmer Biomet Holdings, Inc.	1,767	183,273

		17,367,735

Health Care Providers & Services — 0.5%
Alfresa Holdings Corp. (Japan)	4,200	107,300
Alliar Medicos A Frente SA (Brazil)*	3,200	10,989
AmerisourceBergen Corp.	1,363	101,407
Anthem, Inc.	2,155	565,968
As One Corp. (Japan)	700	48,032
Bangkok Chain Hospital PCL (Thailand)	51,000	26,189
Bangkok Dusit Medical Services PCL (Thailand) (Class F Stock)	85,600	65,251
BML, Inc. (Japan)	1,800	46,140
Bumrungrad Hospital PCL (Thailand)	6,700	38,602
Cardinal Health, Inc.	3,047	135,896
Centene Corp.*	1,253	144,471
Chartwell Retirement Residences (Canada), UTS	88,167	882,832
CHC Healthcare Group (Taiwan)	11,000	11,061
Chemed Corp.	239	67,704
China National Accord Medicines Corp. Ltd. (China) (Class B Stock)	13,200	44,114
China NT Pharma Group Co. Ltd. (Hong Kong)	66,000	7,045
China Resources Medical Holdings Co. Ltd. (China)	23,500	15,360
Chularat Hospital PCL (Thailand) (Class F Stock)	237,900	14,029
Cigna Corp.(a)	4,148	787,849
CVS Health Corp.	13,761	901,621
DaVita, Inc.*	1,944	100,038
Encompass Health Corp.	1,002	61,823
Excelsior Medical Co. Ltd. (Taiwan)	11,000	16,462
Fleury SA (Brazil)	2,400	12,248
Fresenius Medical Care AG & Co. KGaA (Germany)	5,286	343,674
Fresenius SE & Co. KGaA (Germany)	4,358	212,603
Genertec Universal Medical Group Co. Ltd. (China), 144A	68,500	51,102
Golden Meditech Holdings Ltd. (Hong Kong)	328,686	33,500
Harmonicare Medical Holdings Ltd. (China), 144A*	20,000	4,566
HCA Healthcare, Inc.	26,307	3,273,906
Healius Ltd. (Australia)	25,272	39,589
Henry Schein, Inc.*	1,068	83,859
Humana, Inc.	883	252,962
IHH Healthcare Bhd (Malaysia)	82,400	107,398

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
iKang Healthcare Group, Inc. (China), ADR*(a)	1,000	$20,380
KPJ Healthcare Bhd (Malaysia)	55,000	13,864
Laboratory Corp. of America Holdings*	914	115,493
Life Healthcare Group Holdings Ltd. (South Africa)	28,499	52,702
Magellan Health, Inc.*	1,044	59,393
McKesson Corp.	2,454	271,093
Mediclinic International PLC (Switzerland)	14,289	59,668
Medipal Holdings Corp. (Japan)	4,300	92,240
MEDNAX, Inc.*	1,894	62,502
Mitra Keluarga Karyasehat Tbk PT (Indonesia)*	40,400	4,430
Molina Healthcare, Inc.*	280	32,542
Netcare Ltd. (South Africa)	21,639	39,627
NichiiGakkan Co. Ltd. (Japan)	5,000	46,857
Odontoprev SA (Brazil)	3,500	12,417
Orpea (France)	1,064	108,847
Owens & Minor, Inc.	446	2,823
Patterson Cos., Inc.	903	17,753
Qualicorp Consultoria e Corretora de Seguros SA (Brazil)	6,000	19,955
Quest Diagnostics, Inc.	970	80,772
Ramsay Health Care Ltd. (Australia)	1,514	61,441
Rhoen-Klinikum AG (Germany)	1,649	41,700
Ryman Healthcare Ltd. (New Zealand)	10,485	75,577
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	33,300	67,763
Ship Healthcare Holdings, Inc. (Japan)	1,400	51,710
Sienna Senior Living, Inc. (Canada)	8,400	96,847
Sigma Healthcare Ltd. (Australia)	31,339	12,596
Siloam International Hospitals Tbk PT (Indonesia)*	6,200	1,550
Sinopharm Group Co. Ltd. (China) (Class H Stock)	98,400	413,219
Sonic Healthcare Ltd. (Australia)	4,509	70,096
Suzuken Co. Ltd. (Japan)	1,850	94,169
Thai Nakarin Hospital PCL (Thailand)	16,900	19,725
Toho Holdings Co. Ltd. (Japan)	2,500	61,259
UDG Healthcare PLC (Ireland)	2,752	20,969
UnitedHealth Group, Inc.	5,325	1,326,564
Universal Health Services, Inc. (Class B Stock)	984	114,695
Vibhavadi Medical Center PCL (Thailand)	236,500	14,540
WellCare Health Plans, Inc.*	274	64,689

		12,338,057

Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc.*	3,375	32,535
Ascom Holding AG (Switzerland)	849	11,767
Cerner Corp.*	1,622	85,058
EMIS Group PLC (United Kingdom)	3,380	39,360
HMS Holdings Corp.*	1,264	35,556
NextGen Healthcare, Inc.*	803	12,165

		216,441

Hotels, Restaurants & Leisure — 0.4%
500.com Ltd. (China), ADR*	1,200	9,096
Aeon Fantasy Co. Ltd. (Japan)	1,800	44,159

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Ajisen China Holdings Ltd. (Hong Kong)	91,000	$25,433
AmRest Holdings SE (Spain)*	3,250	34,770
Aramark	2,781	80,566
Arcland Service Holdings Co. Ltd. (Japan)	600	11,767
Aristocrat Leisure Ltd. (Australia)	4,762	73,095
Autogrill SpA (Italy)	6,828	57,755
Berjaya Sports Toto Bhd (Malaysia)	36,477	18,639
Betsson AB (Sweden)*	22,666	186,837
BJ’s Restaurants, Inc.	629	31,809
Bloomin’ Brands, Inc.	1,604	28,696
Carnival Corp.	8,077	398,196
Carnival PLC, ADR(a)	7,474	364,208
Central Plaza Hotel PCL (Thailand)	19,200	23,635
Cheesecake Factory, Inc. (The)	427	18,579
China Travel International Investment Hong Kong Ltd. (China)	218,000	57,757
Chipotle Mexican Grill, Inc.*	1,224	528,511
Colowide Co. Ltd. (Japan)	900	18,768
Compass Group PLC (United Kingdom)	17,979	378,451
Corporate Travel Management Ltd. (Australia)	5,379	81,356
Cracker Barrel Old Country Store, Inc.(a)	325	51,955
Crown Resorts Ltd. (Australia)	19,869	165,562
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	1,500	23,678
Darden Restaurants, Inc.	6,133	612,441
Doutor Nichires Holdings Co. Ltd. (Japan)	8,300	151,708
DXB Entertainments PJSC (United Arab Emirates)*	442,402	28,028
Eldorado Resorts, Inc.*(a)	653	23,645
Erawan Group PCL (The) (Thailand)	139,100	26,928
Famous Brands Ltd. (South Africa)*	827	5,586
Formosa International Hotels Corp. (Taiwan)	4,000	17,570
Gourmet Master Co. Ltd. (Taiwan)	3,825	25,654
Greene King PLC (United Kingdom)	36,233	244,259
Greggs PLC (United Kingdom)	6,912	111,730
Haichang Ocean Park Holdings Ltd. (China), 144A*	124,000	24,907
Hilton Grand Vacations, Inc.*	2,364	62,386
Hilton Worldwide Holdings, Inc.	1,695	121,701
HIS Co. Ltd. (Japan)	1,500	54,479
Holiday Entertainment Co. Ltd. (Taiwan)	6,000	11,307
Hoteles City Express SAB de CV (Mexico)*	24,000	29,384
Huangshan Tourism Development Co. Ltd. (China) (Class B Stock)	11,800	14,273
Huayi Tencent Entertainment Co. Ltd. (Hong Kong)*	150,000	3,700
Huazhu Group Ltd. (China), ADR	2,000	57,260
Imperial Pacific International Holdings Ltd. (Hong Kong)*	4,400,000	29,365
International Game Technology PLC	3,475	50,839
International Meal Co. Alimentacao SA (Brazil)	6,100	11,159
Jollibee Foods Corp. (Philippines)	7,270	40,355
Kangwon Land, Inc. (South Korea)*	2,772	79,468
Kappa Create Co. Ltd. (Japan)	4,600	57,808
Koshidaka Holdings Co. Ltd. (Japan)	1,100	13,175
Kura Corp. (Japan)	2,000	99,427
Lion Travel Service Co. Ltd. (Taiwan)	1,000	2,832

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Magnum Bhd (Malaysia)	71,900	$33,908
Marriott International, Inc. (Class A Stock)	2,140	232,318
Matsuyafoods Holdings Co. Ltd. (Japan)	3,900	128,393
Melco International Development Ltd. (Hong Kong)	37,000	75,340
Melia Hotels International SA (Spain)	9,137	86,140
Minor International PCL (Thailand)	78,750	82,250
MK Restaurants Group PCL (Thailand)	8,500	19,515
NET Holding A/S (Turkey)*	2,649	981
Norwegian Cruise Line Holdings Ltd.*	3,581	151,799
OPAP SA (Greece)	5,370	46,779
Oriental Land Co. Ltd. (Japan)	1,200	120,968
Plenus Co. Ltd. (Japan)	1,600	27,731
Rank Group PLC (United Kingdom)	21,437	37,742
Resorttrust, Inc. (Japan)	4,200	61,359
Restaurant Brands International, Inc. (Canada)	3,000	156,724
Round One Corp. (Japan)	22,300	227,809
Royal Holdings Co. Ltd. (Japan)	700	16,242
Saizeriya Co. Ltd. (Japan)	2,100	35,788
Shanghai Jinjiang International Hotels Development Co. Ltd. (China) (Class B Stock)	8,800	17,798
Shanghai Jinjiang International Travel Co. Ltd. (China) (Class B Stock)	6,500	11,221
Sodexo SA (France)	1,580	162,029
SSP Group PLC (United Kingdom)	28,600	236,603
Star Entertainment Group Ltd. (The) (Australia)	26,562	85,433
Starbucks Corp.	8,580	552,552
Stars Group, Inc. (The) (Canada)*	3,400	56,135
Studio City International Holdings Ltd. (Hong Kong), ADR*	4	71
Sushiro Global Holdings Ltd. (Japan)	400	21,818
Tabcorp Holdings Ltd. (Australia)	23,218	70,070
Texas Roadhouse, Inc.	1,001	59,760
Tokyo Dome Corp. (Japan)	9,600	81,468
Travellers International Hotel Group, Inc. (Philippines)*	131,000	13,230
Tsogo Sun Holdings Ltd. (South Africa)	22,782	33,956
Tuniu Corp. (China), ADR*(a)	3,400	16,524
WATAMI Co. Ltd. (Japan)	5,300	62,831
Wendy’s Co. (The)	2,793	43,599
William Hill PLC (United Kingdom)	35,175	69,485
Wowprime Corp. (Taiwan)	2,030	5,203
Wyndham Destinations, Inc.	1,773	63,544
Wyndham Hotels & Resorts, Inc.	1,295	58,754
Xiabuxiabu Catering Management China Holdings Co. Ltd. (China), 144A*	16,000	25,296
Yum China Holdings, Inc. (China)	9,700	325,241
Yum! Brands, Inc.	3,420	314,366
Zensho Holdings Co. Ltd. (Japan)	6,900	166,955

		8,820,380

Household Durables — 0.4%
Ability Enterprise Co. Ltd. (Taiwan)	58,994	27,676
AmTRAN Technology Co. Ltd. (Taiwan)*	127,000	46,534
Arcelik A/S (Turkey)	12,323	36,709
Basso Industry Corp. (Taiwan)	8,600	12,789

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Bellway PLC (United Kingdom)	14,267	$458,198
Bovis Homes Group PLC (United Kingdom)	2,153	23,682
Consorcio ARA SAB de CV (Mexico)	65,300	16,880
Construtora Tenda SA (Brazil)	1,787	14,796
Coway Co. Ltd. (South Korea)	623	41,463
Cyrela Brazil Realty SA Empreendimentos e Participacoes (Brazil)	10,700	42,709
D.R. Horton, Inc.	92,253	3,197,489
De’ Longhi SpA (Italy)	1,712	43,565
Direcional Engenharia SA (Brazil)	6,900	13,352
Dorel Industries, Inc. (Canada) (Class B Stock)	1,700	21,966
Electrolux AB (Sweden) (Class B Stock)	5,064	107,266
Even Construtora e Incorporadora SA (Brazil)*	11,700	18,113
Ez Tec Empreendimentos e Participacoes SA (Brazil)	3,702	23,898
Funai Electric Co. Ltd. (Japan)*	5,600	26,780
Garmin Ltd.	767	48,566
Haier Electronics Group Co. Ltd. (Hong Kong)*	64,000	157,323
Helen of Troy Ltd.*	411	53,915
Husqvarna AB (Sweden) (Class B Stock)	11,478	85,328
Iida Group Holdings Co. Ltd. (Japan)	6,800	117,606
JVC Kenwood Corp. (Japan)	50,000	107,071
Kasen International Holdings Ltd. (China)	120,000	53,171
Kaufman & Broad SA (France)	1,637	62,673
Kinpo Electronics (Taiwan)	160,000	52,692
Konka Group Co. Ltd. (China) (Class B Stock)	46,200	13,117
Leggett & Platt, Inc.	1,068	38,277
LG Electronics, Inc. (South Korea)*	4,511	251,803
Metall Zug AG (Switzerland) (Class B Stock)	34	86,701
Mohawk Industries, Inc.*	885	103,510
MRV Engenharia e Participacoes SA (Brazil)	12,400	39,544
Newell Brands, Inc.	12,231	227,374
Nien Made Enterprise Co. Ltd. (Taiwan)	3,000	23,015
Nikon Corp. (Japan)	9,100	134,814
NVR, Inc.*	117	285,128
Panasonic Corp. (Japan)	40,400	361,875
Pepkor Holdings Ltd. (South Africa), 144A*	66,824	97,419
Pressance Corp. (Japan)	1,900	22,674
PulteGroup, Inc.(a)	27,528	715,453
Redrow PLC (United Kingdom)	38,192	239,678
Rinnai Corp. (Japan)	700	46,029
Sampo Corp. (Taiwan)	91,200	41,255
Sangetsu Corp. (Japan)	3,300	59,906
SEB SA (France)	569	73,594
Sekisui Chemical Co. Ltd. (Japan)	8,100	120,019
Sekisui House Ltd. (Japan)	18,500	275,309
Shenzhen New Nanshan Holding Group Co. Ltd. (China) (Class A Stock)*	20,522	8,587
Skyworth Digital Holdings Ltd. (Hong Kong)	354,000	76,520
Sumitomo Forestry Co. Ltd. (Japan)	7,200	94,114
Taiwan Sakura Corp. (Taiwan)	15,800	18,552
Tamron Co. Ltd. (Japan)	4,200	60,018
TCL Electronics Holdings Ltd. (China)	47,000	18,021
Token Corp. (Japan)	540	31,956

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Wuxi Little Swan Co. Ltd. (China) (Class B Stock)	12,300	$61,207
Zeng Hsing Industrial Co. Ltd. (Taiwan)	3,000	13,177

		8,550,856

Household Products — 0.1%
Church & Dwight Co., Inc.	2,494	164,005
Clorox Co. (The)	479	73,833
Earth Corp. (Japan)	1,200	55,110
Essity AB (Sweden) (Class B Stock)	8,158	200,875
Henkel AG & Co. KGaA (Germany)	1,440	141,855
Kimberly-Clark Corp.	568	64,718
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)*	19,300	30,740
NVC Lighting Holding Ltd. (China)	523,000	32,051
Pigeon Corp. (Japan)	800	34,238
Procter & Gamble Co. (The)	24,207	2,225,107
PZ Cussons PLC (United Kingdom)	13,379	36,310
Reckitt Benckiser Group PLC (United Kingdom)	5,730	439,690
Spectrum Brands Holdings, Inc.(a)	1,151	48,630
Unicharm Corp. (Japan)	1,100	35,631
Unilever Indonesia Tbk PT (Indonesia)	1,600	5,096
Vinda International Holdings Ltd. (Hong Kong)	16,000	25,169

		3,613,058

Independent Power & Renewable Electricity Producers — 0.2%
Aboitiz Power Corp. (Philippines)	81,000	54,157
AES Corp.	9,109	131,716
AES Gener SA (Chile)	208,376	57,919
AES Tiete Energia SA (Brazil), UTS	3,400	8,790
Beijing Jingneng Clean Energy Co. Ltd. (China) (Class H Stock)	288,000	69,429
CGN Power Co. Ltd. (China) (Class H Stock), 144A	1,876,000	444,883
China Datang Corp. Renewable Power Co. Ltd. (China) (Class H Stock)	542,000	64,482
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	558,000	379,669
China Power International Development Ltd. (China)	649,000	147,235
China Resources Power Holdings Co. Ltd. (China)	146,000	280,819
Cikarang Listrindo Tbk PT (Indonesia), 144A	41,900	2,557
CK Power PCL (Thailand)	217,800	33,178
Colbun SA (Chile)	433,449	87,040
Datang International Power Generation Co. Ltd. (China) (Class H Stock)	244,000	57,282
Drax Group PLC (United Kingdom)	36,091	165,349
Electric Power Development Co. Ltd. (Japan)	5,800	137,374
Electricity Generating PCL (Thailand)	14,200	108,072
Eneva SA (Brazil)*	9,600	39,854
Engie Brasil Energia SA (Brazil)	4,625	39,403
ERG SpA (Italy)	5,572	105,568
Glow Energy PCL (Thailand)	15,600	42,665

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
Guangdong Electric Power Development Co. Ltd. (China) (Class B Stock)	74,220	$25,879
Huadian Energy Co. Ltd. (China) (Class B Stock)*	97,400	27,553
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	250,000	60,618
Huadian Power International Corp. Ltd. (China) (Class H Stock)	152,000	68,551
Huaneng Power International, Inc. (China) (Class H Stock)	250,000	158,726
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	908,000	241,781
NRG Energy, Inc.	25,334	1,003,226
OGK-2 PJSC (Russia)	4,416,000	19,933
Ratchaburi Electricity Generating Holding PCL (Thailand)	33,100	51,551
Shanghai Lingyun Industries Development Co. Ltd. (China) (Class B Stock)*	7,000	4,315
SPCG PCL (Thailand)	48,000	26,708
Taiwan Cogeneration Corp. (Taiwan)	31,000	25,292
Uniper SE (Germany)	6,092	157,845
Unipro PJSC (Russia)	659,000	24,286
Vistra Energy Corp.*(a)	4,578	104,790

		4,458,495

Industrial Conglomerates — 0.4%
3M Co.	4,005	763,113
Aboitiz Equity Ventures, Inc. (Philippines)	88,020	92,142
Alarko Holding A/S (Turkey)	1	—
Allied Electronics Corp. Ltd. (South Africa) (Class A Stock)	8,842	11,074
Bera Holding A/S (Turkey)*	8,486	3,306
Bidvest Group Ltd. (The) (South Africa)	5,200	74,558
Carlisle Cos., Inc.	1,114	111,979
Chongqing Machinery & Electric Co. Ltd. (China) (Class H Stock)	266,000	17,663
CITIC Ltd. (China)	771,000	1,201,999
CJ Corp. (South Korea)	898	97,827
CK Hutchison Holdings Ltd. (Hong Kong)	81,500	782,279
DMCI Holdings, Inc. (Philippines)	211,650	51,467
Dogan Sirketler Grubu Holding A/S (Turkey)*	115,851	22,324
Dubai Investments PJSC (United Arab Emirates)	277,582	95,174
Enka Insaat ve Sanayi A/S (Turkey)	29,947	25,954
Far Eastern New Century Corp. (Taiwan)	262,680	238,219
General Electric Co.	143,355	1,085,197
Grupo KUO SAB De CV (Mexico) (Class B Stock)	6,700	16,527
HAP Seng Consolidated Bhd (Malaysia)	16,500	39,288
Honeywell International, Inc.	5,170	683,060
Hong Leong Industries Bhd (Malaysia)	6,500	13,371
Hosken Consolidated Investments Ltd. (South Africa)	2,305	19,976
Italmobiliare SpA (Italy)	1,700	35,955
Jardine Matheson Holdings Ltd. (Hong Kong)	4,818	334,858
Jardine Strategic Holdings Ltd. (Hong Kong)	4,932	181,157
KAP Industrial Holdings Ltd. (South Africa)	63,967	36,086

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
KOC Holding A/S (Turkey)	16,024	$42,851
LG Corp. (South Korea)	5,607	351,104
Lotte Corp. (South Korea)*	3,056	144,300
LT Group, Inc. (Philippines)	172,400	54,539
Mytilineos Holdings SA (Greece)	9,180	76,681
Nolato AB (Sweden) (Class B Stock)	3,151	130,513
NWS Holdings Ltd. (Hong Kong)	55,000	112,867
Reunert Ltd. (South Africa)	3,396	16,722
Rheinmetall AG (Germany)	6,371	565,824
Roper Technologies, Inc.	889	236,936
San Miguel Corp. (Philippines)	20,690	57,891
Seibu Holdings, Inc. (Japan)	6,500	113,272
Shanghai Industrial Holdings Ltd. (China)	62,000	125,173
Siemens AG (Germany)	12,666	1,417,480
SK Holdings Co. Ltd. (South Korea)	879	204,109
SM Investments Corp. (Philippines)	8,760	153,125
Smiths Group PLC (United Kingdom)	4,039	70,326
Toshiba Corp. (Japan)	7,900	223,167

		10,131,433

Insurance — 2.0%
Admiral Group PLC (United Kingdom)	4,300	112,371
Aflac, Inc.	12,985	591,597
AIA Group Ltd. (Hong Kong)	373,400	3,096,214
Alleghany Corp.	486	302,934
Allianz SE (Germany)	9,104	1,834,088
Allstate Corp. (The)	44,759	3,698,437
American Financial Group, Inc.	1,461	132,264
American International Group, Inc.	23,419	922,943
Aon PLC	1,559	226,616
Arch Capital Group Ltd.*	39,981	1,068,292
Argo Group International Holdings Ltd.	1,990	133,828
Arthur J Gallagher & Co.	978	72,079
Aspen Insurance Holdings Ltd. (Bermuda)	1,265	53,117
ASR Nederland NV (Netherlands)	17,818	707,759
Assicurazioni Generali SpA (Italy)	27,687	464,468
Assurant, Inc.	1,104	98,742
Assured Guaranty Ltd.	60,415	2,312,686
Athene Holding Ltd. (Class A Stock)*	3,682	146,654
Axis Capital Holdings Ltd.	2,801	144,644
Baloise Holding AG (Switzerland)	2,095	289,419
BB Seguridade Participacoes SA (Brazil)	9,300	66,203
Beazley PLC (United Kingdom)	19,299	124,097
Brighthouse Financial, Inc.*	3,578	109,057
Brown & Brown, Inc.	3,991	109,992
Cathay Financial Holding Co. Ltd. (Taiwan)	644,000	984,216
China Life Insurance Co. Ltd. (Taiwan)	191,796	173,803
China Life Insurance Co. Ltd. (China) (Class H Stock)	307,000	651,914
China Reinsurance Group Corp. (China) (Class H Stock)	1,248,000	255,090
Chubb Ltd.	8,103	1,046,746
Cincinnati Financial Corp.	1,272	98,478
Coface SA (France)*	20,444	185,952
Dai-ichi Life Holdings, Inc. (Japan)	39,900	620,043
DB Insurance Co. Ltd. (South Korea)	2,026	127,657
Dhipaya Insurance PCL (Thailand)	16,000	11,158
Everest Re Group Ltd.	982	213,840
Fairfax Financial Holdings Ltd. (Canada)	600	264,128

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Fidelity National Financial, Inc.	4,550	$143,052
First American Financial Corp.	4,511	201,371
Gjensidige Forsikring ASA (Norway)	3,180	49,856
Great-West Lifeco, Inc. (Canada)	5,800	119,722
Grupo Catalana Occidente SA (Spain)	2,562	95,940
Hannover Rueck SE (Germany)	1,109	150,067
Hanover Insurance Group, Inc. (The)	1,424	166,280
Hanwha Life Insurance Co. Ltd. (South Korea)*	35,497	134,194
Harel Insurance Investments & Financial Services Ltd. (Israel)	10,308	67,764
Hartford Financial Services Group, Inc. (The)	6,505	289,147
Hiscox Ltd. (United Kingdom)	12,669	262,097
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	2,982	109,742
Insurance Australia Group Ltd. (Australia)	30,752	151,651
Intact Financial Corp. (Canada)	1,900	138,046
Japan Post Holdings Co. Ltd. (Japan)	72,300	833,259
Kemper Corp.	1,366	90,675
Korean Reinsurance Co. (South Korea)*	9,661	74,963
Lancashire Holdings Ltd. (United Kingdom)	12,114	93,600
Liberty Holdings Ltd. (South Africa)	6,610	50,448
Loews Corp.	6,936	315,727
Markel Corp.*	282	292,730
Marsh & McLennan Cos., Inc.	2,950	235,263
Mercuries & Associates Holding Ltd. (Taiwan)	51,365	29,812
Mercuries Life Insurance Co. Ltd. (Taiwan)*	146,428	55,547
Mercury General Corp.	656	33,922
MS&AD Insurance Group Holdings, Inc. (Japan)	25,600	730,116
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	3,861	844,978
NN Group NV (Netherlands)	20,835	831,705
Old Mutual Ltd. (South Africa)	201,988	302,519
Old Republic International Corp.	5,655	116,323
Panin Financial Tbk PT (Indonesia)*	1,534,700	28,667
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	1,232,000	1,258,397
Porto Seguro SA (Brazil)	2,400	32,293
Poste Italiane SpA (Italy), 144A	15,203	122,092
Power Corp. of Canada (Canada)	9,300	167,103
Power Financial Corp. (Canada)	4,800	90,817
Powszechny Zaklad Ubezpieczen SA (Poland)*	18,669	219,589
Primerica, Inc.	829	81,002
ProAssurance Corp.	1,397	56,662
Progressive Corp. (The)	64,926	3,916,986
QBE Insurance Group Ltd. (Australia)	23,303	165,546
Qualitas Controladora SAB de CV (Mexico)	10,400	21,888
Rand Merchant Investment Holdings Ltd. (South Africa)	24,047	60,909
Reinsurance Group of America, Inc.	2,273	318,743
RenaissanceRe Holdings Ltd. (Bermuda)	1,184	158,301
RSA Insurance Group PLC (United Kingdom)	26,336	172,867
Sampo OYJ (Finland) (Class A Stock)	5,580	246,956

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	719	$173,061
Samsung Life Insurance Co. Ltd. (South Korea)	3,154	230,216
Santam Ltd. (South Africa)	286	5,894
SCOR SE (France)	5,519	249,142
Shin Kong Financial Holding Co. Ltd. (Taiwan)	915,608	266,960
Shinkong Insurance Co. Ltd. (Taiwan)	30,000	34,100
Societa Cattolica di Assicurazioni SC (Italy)	10,596	86,695
Sompo Holdings, Inc. (Japan)	22,100	748,617
Sony Financial Holdings, Inc. (Japan)	3,900	72,850
Stewart Information Services Corp.	1,044	43,222
Storebrand ASA (Norway)	31,530	225,740
Sul America SA (Brazil), UTS	13,302	98,158
Suncorp Group Ltd. (Australia)	18,804	166,968
Swiss Re AG (Switzerland)	13,190	1,213,762
Syarikat Takaful Malaysia Keluarga Bhd (Malaysia)	5,300	4,867
T&D Holdings, Inc. (Japan)	17,100	197,738
Talanx AG (Germany)	2,031	69,544
Third Point Reinsurance Ltd. (Bermuda)*	3,991	38,473
Tokio Marine Holdings, Inc. (Japan)	75,800	3,598,988
Torchmark Corp.	2,143	159,717
Travelers Cos., Inc. (The)	3,775	452,056
Unipol Gruppo SpA (Italy)	63,437	256,562
UnipolSai Assicurazioni SpA (Italy)(a)	28,220	64,028
UNIQA Insurance Group AG (Austria)	3,914	35,380
Unum Group	11,252	330,584
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	4,742	110,277
W.R. Berkley Corp.	1,842	136,142
White Mountains Insurance Group Ltd.	2,242	1,922,941
Willis Towers Watson PLC	1,408	213,819
Wiz Solucoes e Corretagem de Seguros SA (Brazil)	1,100	1,990
ZhongAn Online P&C Insurance Co. Ltd. (China) (Class H Stock), 144A*	17,000	54,342
Zurich Insurance Group AG (Switzerland)	4,147	1,240,717

		48,084,410

Interactive Media & Services — 0.6%
Addcn Technology Co. Ltd. (Taiwan)	1,032	8,053
Alphabet, Inc. (Class A Stock)*	3,275	3,422,243
Alphabet, Inc. (Class C Stock)*	3,407	3,528,323
Autohome, Inc. (China), ADR(a)	1,400	109,521
Baidu, Inc. (China), ADR*	9,200	1,459,119
Cars.com, Inc.*(a)	2,180	46,869
carsales.com Ltd. (Australia)	6,185	47,893
Dip Corp. (Japan)	2,200	35,903
Facebook, Inc. (Class A Stock)*	42,683	5,595,315
Fang Holdings Ltd. (China), ADR*	9,700	13,871
Gree, Inc. (Japan)	15,700	61,924
Kakaku.com, Inc. (Japan)	2,200	38,785
Mail.Ru Group Ltd. (Russia), GDR*	4,512	105,852
MTI Ltd. (Japan)	3,600	20,411
NAVER Corp. (South Korea)*	1,415	154,332
Phoenix New Media Ltd. (China), ADR*	4,900	15,680
REA Group Ltd. (Australia)	802	41,708

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (continued)
Sogou, Inc. (China), ADR*(a)	6,900	$36,225
Sohu.com Ltd. (China), ADR*	1,100	19,162
Tian Ge Interactive Holdings Ltd. (China), 144A	40,000	15,582
Twitter, Inc.*	3,084	88,634
XING SE (Germany)	133	36,301
Yahoo Japan Corp. (Japan)	169,500	422,541
YY, Inc. (China), ADR*	3,600	215,496
Zillow Group, Inc. (Class C Stock)*(a)	937	29,590

		15,569,333

Internet & Direct Marketing Retail — 0.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	28,700	3,933,909
Amazon.com, Inc.*	5,557	8,346,447
ASKUL Corp. (Japan)	700	14,899
B2W Cia Digital (Brazil)*	1,200	13,010
boohoo Group PLC (United Kingdom)*	21,668	44,705
Booking Holdings, Inc.*	321	552,897
Cogobuy Group (China), 144A*	72,000	24,241
Ctrip.com International Ltd. (China), ADR*	17,800	481,668
eBay, Inc.*	11,243	315,591
Expedia Group, Inc.(a)	1,304	146,895
GrubHub, Inc.*	350	26,884
JD.com, Inc. (China), ADR*	18,900	395,577
Liberty Expedia Holdings, Inc. (Class A Stock)*	1,700	66,487
Liquidity Services, Inc.*	762	4,702
momo.com, Inc. (Taiwan)	2,000	12,252
Moneysupermarket.com Group PLC (United Kingdom)	34,705	122,037
Qurate Retail, Inc.*	11,219	218,995
Stamps.com, Inc.*	186	28,949
Takkt AG (Germany)	5,764	90,222
Vipshop Holdings Ltd. (China), ADR*	30,600	167,076

		15,007,443

IT Services — 0.9%
21Vianet Group, Inc. (China), ADR*	2,800	24,192
Accenture PLC (Class A Stock)	3,537	498,752
AGTech Holdings Ltd. (Hong Kong)*	48,000	2,956
Akamai Technologies, Inc.*	1,735	105,974
Alliance Data Systems Corp.	832	124,867
Amadeus IT Group SA (Spain)	2,461	171,816
Amdocs Ltd.	2,171	127,177
Atea ASA (Norway)*	6,019	77,349
Atos SE (France)	2,378	194,777
Automatic Data Processing, Inc.	1,779	233,262
Bechtle AG (Germany)	1,128	88,176
Black Knight, Inc.*	8,676	390,940
Booz Allen Hamilton Holding Corp.	1,542	69,498
Broadridge Financial Solutions, Inc.	884	85,085
CACI International, Inc. (Class A Stock)*	586	84,402
CANCOM SE (Germany)	9,632	317,943
CGI Group, Inc. (Canada) (Class A Stock)*	3,700	226,304
Cielo SA (Brazil)	25,808	59,197
Cognizant Technology Solutions Corp. (Class A Stock)	6,163	391,227
Computacenter PLC (United Kingdom)	4,812	61,831

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Computershare Ltd. (Australia)	3,332	$40,309
Conduent, Inc.*	5,161	54,861
CoreLogic, Inc.*	1,717	57,382
Digital China Holdings Ltd. (Hong Kong)*	93,000	43,030
DTS Corp. (Japan)	4,400	140,319
EOH Holdings Ltd. (South Africa)*	7,265	15,616
EPAM Systems, Inc.*	1,805	209,398
ExlService Holdings, Inc.*	797	41,938
Fidelity National Information Services, Inc.	3,122	320,161
Fiserv, Inc.*	2,833	208,197
Future Corp. (Japan)	7,300	98,558
GDS Holdings Ltd. (China), ADR*	700	16,163
Genpact Ltd.	2,499	67,448
Global Payments, Inc.	1,384	142,732
GoDaddy, Inc. (Class A Stock)*	11,318	742,687
Indra Sistemas SA (Spain)*	3,885	36,651
Ines Corp. (Japan)	7,200	74,586
INESA Intelligent Tech, Inc. (China) (Class B Stock)	51,700	27,143
International Business Machines Corp.	12,600	1,432,242
InterXion Holding NV (Netherlands)*	1,349	73,062
Itochu Techno-Solutions Corp. (Japan)	1,800	34,765
Jack Henry & Associates, Inc.	581	73,508
Kanematsu Electronics Ltd. (Japan)	5,400	161,656
Leidos Holdings, Inc.	1,836	96,794
Luxoft Holding, Inc.*	1,400	42,587
Mastercard, Inc. (Class A Stock)	2,558	482,567
Mitsubishi Research Institute, Inc. (Japan)	7,400	212,243
NEC Networks & System Integration Corp. (Japan)	3,800	84,231
Net 1 UEPS Technologies, Inc. (South Africa)*	5,400	25,326
NET One Systems Co. Ltd. (Japan)	5,400	95,008
NIC, Inc.	1,542	19,244
Nihon Unisys Ltd. (Japan)	3,200	71,395
Nomura Research Institute Ltd. (Japan)	1,646	60,895
NS Solutions Corp. (Japan)	1,500	35,898
NSD Co. Ltd. (Japan)	4,300	82,951
NTT Data Corp. (Japan)	9,600	104,945
Obic Co. Ltd. (Japan)	300	23,151
Otsuka Corp. (Japan)	1,600	43,838
Pagseguro Digital Ltd. (Brazil) (Class A Stock)*(a)	1,500	28,095
Paychex, Inc.	926	60,329
PayPal Holdings, Inc.*	51,602	4,339,212
Perspecta, Inc.	2,620	45,116
QIWI PLC (Russia), ADR*	1,400	19,796
Remixpoint, Inc. (Japan)	4,100	14,891
Reply SpA (Italy)	2,426	122,862
Science Applications International Corp.	779	49,622
SCSK Corp. (Japan)	4,300	151,975
SONDA SA (Chile)	31,878	49,925
Systex Corp. (Taiwan)	14,000	28,049
Tieto OYJ (Finland)	12,090	320,780
TIS, Inc. (Japan)	13,900	546,424
TKC Corp. (Japan)	6,800	241,457
Total System Services, Inc.	1,502	122,098
TravelSky Technology Ltd. (China) (Class H Stock)	97,000	248,950

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
VeriSign, Inc.*	4,806	$712,682
Visa, Inc. (Class A Stock)	11,901	1,570,218
Wirecard AG (Germany)	18,260	2,806,813
Worldpay, Inc. (Class A Stock)*	918	70,163

		20,478,667

Leisure Products — 0.1%
Accell Group NV (Netherlands)	2,809	60,672
Amer Sports OYJ (Finland)*	2,431	106,872
American Outdoor Brands Corp.*	1,861	23,932
Bandai Namco Holdings, Inc. (Japan)	3,000	134,477
Beneteau SA (France)	3,311	43,752
Daikoku Denki Co. Ltd. (Japan)	1,000	13,656
Fields Corp. (Japan)	29,200	202,756
Giant Manufacturing Co. Ltd. (Taiwan)	15,000	70,536
Goodbaby International Holdings Ltd. (China)	84,000	26,407
Hasbro, Inc.	902	73,288
Heiwa Corp. (Japan)	3,800	77,336
Johnson Health Tech Co. Ltd. (Taiwan)	7,000	7,413
KMC Kuei Meng International, Inc. (Taiwan)	3,150	9,993
Mars Group Holdings Corp. (Japan)	12,500	249,865
Mattel, Inc.*(a)	4,931	49,261
Merida Industry Co. Ltd. (Taiwan)	8,000	35,933
Mizuno Corp. (Japan)	1,600	33,884
Sankyo Co. Ltd. (Japan)	500	19,095
Sega Sammy Holdings, Inc. (Japan)	37,800	529,424
Shanghai Phoenix Enterprise Group Co. Ltd. (China) (Class B Stock)*	3,700	1,980
Shimano, Inc. (Japan)	700	98,579
Sturm Ruger & Co., Inc.	471	25,067
Technogym SpA (Italy), 144A	3,340	35,904
Tomy Co. Ltd. (Japan)	2,400	23,962
Topkey Corp. (Taiwan)	6,000	20,714
Vista Outdoor, Inc.*	2,962	33,619
Yamaha Corp. (Japan)	2,700	115,077

		2,123,454

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	9,595	647,279
Bio-Techne Corp.	623	90,161
Charles River Laboratories International, Inc.*	675	76,397
CMIC Holdings Co. Ltd. (Japan)	1,200	18,826
EPS Holdings, Inc. (Japan)	11,800	179,078
Eurofins Scientific SE (Luxembourg)	146	54,596
Evotec AG (Germany)*	67,323	1,348,288
Gerresheimer AG (Germany)	4,531	298,458
ICON PLC*	875	113,059
IQVIA Holdings, Inc.*	1,207	140,217
MorphoSys AG (Germany)*	651	66,704
QIAGEN NV*	2,678	91,694
Samsung Biologics Co. Ltd. (South Korea), 144A*	365	126,909
Siegfried Holding AG (Switzerland)*	1,425	487,669
Tecan Group AG (Switzerland)	2,807	545,513
Thermo Fisher Scientific, Inc.	2,292	512,927
Waters Corp.*	398	75,083

		4,872,858

COMMON STOCKS (continued)	Shares	Value
Machinery — 0.6%
AGCO Corp.	1,817	$101,152
Aida Engineering Ltd. (Japan)	33,500	218,723
Alfa Laval AB (Sweden)	5,426	116,660
Allison Transmission Holdings, Inc.	2,418	106,174
Alstom SA (France)	2,411	97,571
Amada Holdings Co. Ltd. (Japan)	14,700	131,948
ANDRITZ AG (Austria)	1,011	46,535
Atlas Copco AB (Sweden) (Class A Stock)	7,123	169,907
Bando Chemical Industries Ltd. (Japan)	4,100	38,787
Barnes Group, Inc.	1,169	62,682
Biesse SpA (Italy)	2,750	54,347
Bobst Group SA (Switzerland)	828	57,837
Bodycote PLC (United Kingdom)	3,212	29,781
China Conch Venture Holdings Ltd. (China)	106,500	317,216
China International Marine Containers Group Co. Ltd. (China) (Class H Stock)	50,400	48,512
CNH Industrial NV (United Kingdom)	13,031	119,106
Construcciones y Auxiliar de Ferrocarriles SA (Spain)	2,032	84,345
Conzzeta AG (Switzerland)	118	92,544
Crane Co.	1,164	84,018
CRRC Corp. Ltd. (China) (Class H Stock)	167,000	162,842
CSBC Corp. Taiwan (Taiwan)*	28,623	23,680
Deere & Co.	3,915	584,001
Deutz AG (Germany)	9,013	53,490
DMG Mori Co. Ltd. (Japan)(a)	8,300	92,962
Donaldson Co., Inc.	1,801	78,145
Ebara Corp. (Japan)	13,800	309,138
Epiroc AB (Sweden) (Class A Stock)*	6,137	58,219
Epiroc AB (Sweden) (Class B Stock)*	4,013	35,817
EVA Precision Industrial Holdings Ltd. (China)	154,000	13,776
FANUC Corp. (Japan)	1,900	287,544
Fincantieri SpA (Italy)	33,682	35,766
Fortive Corp.	2,023	136,876
Fujitec Co. Ltd. (Japan)	5,100	54,684
Georg Fischer AG (Switzerland)	194	155,852
Glory Ltd. (Japan)	4,600	103,238
Grupo Rotoplas SAB de CV (Mexico)*	9,700	11,101
Haitian International Holdings Ltd. (China)	32,000	61,767
Hillenbrand, Inc.	2,192	83,143
Hisaka Works Ltd. (Japan)	2,400	17,931
Hoshizaki Corp. (Japan)	700	42,565
Huangshi Dongbei Electrical Appliance Co. Ltd. (China) (Class B Stock)*	10,300	11,958
Illinois Tool Works, Inc.	2,420	306,590
Ingersoll-Rand PLC	2,526	230,447
Interpump Group SpA (Italy)	3,637	108,640
Iochpe Maxion SA (Brazil)	3,300	20,273
Kama Co. Ltd. (China) (Class B Stock)*	15,000	7,662
Kardex AG (Switzerland)*	1,756	203,063
King Slide Works Co. Ltd. (Taiwan)	2,000	20,922
Kinik Co. (Taiwan)	3,000	5,676
Komori Corp. (Japan)	11,500	115,391
Kone OYJ (Finland) (Class B Stock)	3,974	190,011
Krones AG (Germany)	800	62,172
Kurita Water Industries Ltd. (Japan)	4,300	103,713
Lonking Holdings Ltd. (China)	123,000	31,898
Makino Milling Machine Co. Ltd. (Japan)	9,700	340,236

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Makita Corp. (Japan)	3,800	$134,937
MAN SE (Germany)	155	16,021
Middleby Corp. (The)*(a)	480	49,310
Mirle Automation Corp. (Taiwan)	14,581	19,967
Mitsubishi Heavy Industries Ltd. (Japan)	10,800	387,892
Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)*	4,900	45,698
Nak Sealing Technologies Corp. (Taiwan)	3,000	6,596
Namura Shipbuilding Co. Ltd. (Japan)	4,900	20,817
Noritake Co. Ltd. (Japan)	900	37,192
OC Oerlikon Corp. AG (Switzerland)*	6,169	69,644
Oiles Corp. (Japan)	5,560	89,660
OKUMA Corp. (Japan)	6,600	314,100
Organo Corp. (Japan)	800	19,030
Otokar Otomotiv Ve Savunma Sanayi A.S. (Turkey)	96	1,602
Parker-Hannifin Corp.	21,865	3,260,946
Pentair PLC (United Kingdom)	16,121	609,051
Pfeiffer Vacuum Technology AG (Germany)	185	23,118
Rational AG (Germany)	43	24,522
Rechi Precision Co. Ltd. (Taiwan)	35,360	27,914
Rotork PLC (United Kingdom)	20,235	63,896
Ryobi Ltd. (Japan)	2,200	52,607
San Shing Fastech Corp. (Taiwan)	7,000	12,318
Sany Heavy Equipment International Holdings Co. Ltd. (China)	97,000	33,091
Schindler Holding AG (Switzerland), (XBRN)	247	49,126
Shang Gong Group Co. Ltd. (China) (Class B Stock)*	5,600	3,786
Shanghai Diesel Engine Co. Ltd. (China) (Class B Stock)	13,200	7,195
Shanghai Highly Group Co. Ltd. (China) (Class B Stock)	8,800	7,347
Shanghai Mechanical and Electrical Industry Co. Ltd. (China) (Class B Stock)	11,800	19,887
Shanghai Zhenhua Heavy Industries Co. Ltd. (China) (Class B Stock)	25,320	8,496
Shin Zu Shing Co. Ltd. (Taiwan)	15,000	40,996
Shinmaywa Industries Ltd. (Japan)	6,100	74,402
Sinmag Equipment Corp. (Taiwan)	1,035	3,765
Sinotruk Hong Kong Ltd. (China)	49,500	74,606
Sintokogio Ltd. (Japan)	1,500	12,245
SKF AB (Sweden) (Class B Stock)	9,382	143,060
Snap-on, Inc.	702	101,994
Sodick Co. Ltd. (Japan)	2,900	18,150
Spirax-Sarco Engineering PLC (United Kingdom)	5,915	471,146
Stanley Black & Decker, Inc.	1,966	235,409
Star Micronics Co. Ltd. (Japan)	4,300	57,988
Sumitomo Heavy Industries Ltd. (Japan)	28,300	841,838
Sunonwealth Electric Machine Industry Co. Ltd. (Taiwan)	9,000	10,918
Takeuchi Manufacturing Co. Ltd. (Japan)	1,800	27,490
Tong-Tai Machine & Tool Co. Ltd. (Taiwan)*	13,240	7,467
Toro Co. (The)	1,783	99,634
Turk Traktor ve Ziraat Makineleri A/S (Turkey)	185	1,221
United Wagon Co. PJSC (Russia)*	2,217	13,056
Valmet OYJ (Finland)	9,714	200,085

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Vesuvius PLC (United Kingdom)	10,176	$65,804
Volvo AB (Sweden) (Class B Stock)	56,224	738,770
Vossloh AG (Germany)	1,276	62,137
WEG SA (Brazil)	7,906	35,779
Xylem, Inc.	1,894	126,368
Yangzijiang Shipbuilding Holdings Ltd. (China)	207,300	188,834
Yungtay Engineering Co. Ltd. (Taiwan)	18,000	34,608

		15,242,570

Marine — 0.0%
Chinese Maritime Transport Ltd. (Taiwan)	14,000	14,210
Chu Kong Shipping Enterprises Group Co. Ltd. (China)	82,000	18,718
Cia Sud Americana de Vapores SA (Chile)*	1,600,165	45,469
COSCO Shipping Energy Transportation Co. Ltd. (China) (Class H Stock)	122,000	60,986
COSCO Shipping Holdings Co. Ltd. (China) (Class H Stock)*	87,500	32,974
Costamare, Inc. (Monaco)	6,300	27,657
Diana Shipping, Inc. (Greece)*	4,105	13,054
Dryships, Inc. (Greece)(a)	3,800	21,469
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	197,713	76,432
Grindrod Shipping Holdings Ltd. (Singapore)*	1,103	5,761
Kawasaki Kisen Kaisha Ltd. (Japan)*	4,100	50,206
Kuehne + Nagel International AG (Switzerland)	418	53,787
Matson, Inc.	667	21,357
MISC Bhd (Malaysia)	90,400	146,116
Qatar Navigation QSC (Qatar)	4,098	74,172
Seaspan Corp. (Hong Kong)(a)	7,300	57,159
Sincere Navigation Corp. (Taiwan)	35,000	18,187
Sinotrans Shipping Ltd. (China)	235,500	80,901
SITC International Holdings Co. Ltd. (China)	73,000	68,719
Star Bulk Carriers Corp. (Greece)*	4,500	41,129
Stolt-Nielsen Ltd. (Norway)	3,470	40,887
U-Ming Marine Transport Corp. (Taiwan)	32,000	33,633
Wallenius Wilhelmsen ASA (Norway)*	10,035	34,612
Wisdom Marine Lines Co. Ltd. (Taiwan)*	32,857	31,014
Yang Ming Marine Transport Corp. (Taiwan)*	63,534	18,208

		1,086,817

Media — 0.7%
APG SGA SA (Switzerland)	252	84,895
Asian Pay Television Trust (Singapore), UTS	270,100	25,187
Axel Springer SE (Germany)	6,717	381,465
Cable One, Inc.	934	765,973
CBS Corp. (Class B Non-Voting Stock)	3,008	131,510
Charter Communications, Inc. (Class A Stock)*(a)	1,761	501,832
Cheil Worldwide, Inc. (South Korea)	3,303	66,660
China Literature Ltd. (China), 144A*	6,800	31,519
Cogeco Communications, Inc. (Canada)	800	38,547
Comcast Corp. (Class A Stock)	161,383	5,495,092

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Corus Entertainment, Inc. (Canada) (Class B Stock)	5,600	$19,525
CyberAgent, Inc. (Japan)	1,000	38,525
Cyfrowy Polsat SA (Poland)*	18,897	114,232
Daily Mail & General Trust PLC (United Kingdom) (Class A Stock)	26,050	191,006
Dentsu, Inc. (Japan)	4,700	209,719
Eutelsat Communications SA (France)	4,090	80,741
Fuji Media Holdings, Inc. (Japan)	2,400	32,994
Gannett Co., Inc.(a)	4,974	42,428
GCI Liberty, Inc. (Class A Stock)*	1,185	48,775
Grupo Televisa SAB (Mexico), ADR	9,020	113,472
Hakuhodo DY Holdings, Inc. (Japan)	5,100	72,893
Interpublic Group of Cos., Inc. (The)	3,920	80,870
IPSOS (France)	9,428	221,889
JCDecaux SA (France)	2,493	70,119
John Wiley & Sons, Inc. (Class A Stock)	1,870	87,834
Lagardere SCA (France)	24,093	608,657
Liberty Broadband Corp. (Class C Stock)*	3,035	218,611
Liberty Global PLC (United Kingdom) (Class C Stock)*	5,387	111,188
Liberty Latin America Ltd. (Chile) (Class A Stock)*	843	12,207
Liberty Latin America Ltd. (Chile) (Class C Stock)*	2,683	39,091
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	3,889	143,815
Megacable Holdings SAB de CV (Mexico), UTS	16,100	72,087
Meredith Corp.	521	27,061
Metropole Television SA (France)	2,263	36,411
Multiplus SA (Brazil)	500	3,245
Naspers Ltd. (South Africa) (Class N Stock)	7,949	1,590,273
News Corp. (Class A Stock)	57,787	655,882
Nine Entertainment Co. Holdings Ltd. (Australia)	197,802	192,746
Nippon Television Holdings, Inc. (Japan)	2,300	33,856
NOS SGPS SA (Portugal)	8,817	53,582
Omnicom Group, Inc.(a)	1,605	117,550
Pearson PLC (United Kingdom)	187,555	2,247,911
Plan B Media PCL (Thailand) (Class F Stock)	55,000	10,333
ProSiebenSat.1 Media SE (Germany)	20,486	366,002
Proto Corp. (Japan)	4,300	54,666
Publicis Groupe SA (France)	4,470	256,462
Quebecor, Inc. (Canada) (Class B Stock)	4,000	84,207
Scholastic Corp.	1,134	45,655
SES SA (Luxembourg)	12,237	234,705
Shaw Communications, Inc. (Canada) (Class B Stock)	4,300	77,830
Singapore Press Holdings Ltd. (Singapore)	48,000	82,656
SKY Perfect JSAT Holdings, Inc. (Japan)	43,700	186,273
Surya Citra Media Tbk PT (Indonesia)	86,000	11,201
Television Broadcasts Ltd. (Hong Kong)	17,000	32,196
Tokyo Broadcasting System Holdings, Inc. (Japan)	1,000	15,793
TV Asahi Holdings Corp. (Japan)	3,500	62,718
VGI Global Media PCL (Thailand)	98,900	23,727
Visi Media Asia Tbk PT (Indonesia)*	286,200	2,609

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Woongjin Thinkbig Co. Ltd. (South Korea)	7,791	$18,799
WPP PLC (United Kingdom)	22,582	244,382
Zenrin Co. Ltd. (Japan)	4,000	84,695

		17,006,784

Metals & Mining — 0.7%
Acacia Mining PLC (Tanzania)*	12,309	28,805
Agnico Eagle Mines Ltd. (Canada)	4,038	162,975
Alamos Gold, Inc. (Canada) (Class A Stock)	20,521	73,805
Alrosa PJSC (Russia)	92,900	130,787
AngloGold Ashanti Ltd. (South Africa), ADR(a)	18,899	237,182
ArcelorMittal (Luxembourg)	20,408	428,860
Asahi Holdings, Inc. (Japan)	4,000	81,825
Assore Ltd. (South Africa)	871	17,541
Aurubis AG (Germany)	1,984	98,760
B2Gold Corp. (Canada)*	31,600	92,356
Barrick Gold Corp. (Canada)	24,800	334,796
Bengang Steel Plates Co. Ltd. (China) (Class B Stock)	40,800	10,829
Centamin PLC (Egypt)	37,681	52,357
Centerra Gold, Inc. (Canada)*	14,700	63,098
Chiho Environmental Group Ltd. (Hong Kong)*	34,000	8,629
China Hongqiao Group Ltd. (China)	225,500	128,192
China Metal Products (Taiwan)	30,220	38,106
China Metal Resources Utilization Ltd. (China), 144A*	32,000	17,883
China Oriental Group Co. Ltd. (China)	96,000	57,220
China Rare Earth Holdings Ltd. (China)*	146,000	6,134
China Silver Group Ltd. (China)*	154,000	14,487
China Steel Corp. (Taiwan)	716,013	565,165
China Zhongwang Holdings Ltd. (China)	260,800	115,251
Daido Steel Co. Ltd. (Japan)	1,600	62,713
Detour Gold Corp. (Canada)*	9,100	76,855
Eldorado Gold Corp. (Canada)*	7,500	21,975
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	23,326	31,845
Evolution Mining Ltd. (Australia)	90,248	232,411
Feng Hsin Steel Co. Ltd. (Taiwan)	33,000	62,861
Ferrexpo PLC (Ukraine)	70,323	175,082
Franco-Nevada Corp. (Canada)	2,100	147,255
Freeport-McMoRan, Inc.	203,513	2,098,219
Gloria Material Technology Corp. (Taiwan)	70,080	37,808
Gold Fields Ltd. (South Africa), ADR	63,121	222,186
Goldcorp, Inc. (Canada)	32,500	318,287
Grupa Kety SA (Poland)	346	30,513
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	112,500	232,250
Harmony Gold Mining Co. Ltd. (South Africa), ADR*(a)	41,659	74,570
Hecla Mining Co.	8,716	20,570
Hsin Kuang Steel Co. Ltd. (Taiwan)	14,000	14,206
IAMGOLD Corp. (Canada)*	23,700	86,974
Iluka Resources Ltd. (Australia)	41,642	222,957
Industrias CH SAB de CV (Mexico) (Class B Stock)*	4,800	20,759
Inner Mongolia Eerduosi Resources Co. Ltd. (China) (Class B Stock)	60,700	53,165

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
JFE Holdings, Inc. (Japan)	153,100	$2,422,586
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	85,000	99,720
Jinchuan Group International Resources Co. Ltd. (China)*	189,000	15,184
Kinross Gold Corp. (Canada)*	43,300	139,555
Kirkland Lake Gold Ltd. (Canada)	50,000	1,303,838
Krakatau Steel Persero Tbk PT (Indonesia)*	415,500	11,648
Magnitogorsk Iron & Steel Works PJSC (Russia)	57,100	35,511
Magnitogorsk Iron & Steel Works PJSC (Russia), GDR	3,415	28,310
Maruichi Steel Tube Ltd. (Japan)	3,500	110,124
MMC Norilsk Nickel PJSC (Russia), ADR(a)	15,540	291,530
Newcrest Mining Ltd. (Australia)	13,549	208,459
Newmont Mining Corp.	8,103	280,769
Nippon Light Metal Holdings Co. Ltd. (Japan)	154,200	312,702
Nisshin Steel Co. Ltd. (Japan)	6,400	75,727
Northam Platinum Ltd. (South Africa)*	10,106	30,324
Northern Star Resources Ltd. (Australia)	36,938	241,394
Novolipetsk Steel PJSC (Russia), GDR	4,182	95,684
Nucor Corp.	20,539	1,064,126
Pan African Resources PLC (United Kingdom)*	108,685	12,110
Pan American Silver Corp. (Canada)	7,600	110,949
Paranapanema SA (Brazil)*	19,500	7,044
Polymetal International PLC (Russia)	7,546	79,280
Randgold Resources Ltd. (United Kingdom), ADR	1,700	145,627
Regis Resources Ltd. (Australia)	36,582	124,772
Royal Bafokeng Platinum Ltd. (South Africa)*	9,199	16,884
Royal Gold, Inc.	906	77,599
Saracen Mineral Holdings Ltd. (Australia)*	33,018	68,103
Severstal PJSC (Russia), GDR	7,300	99,738
Sibanye Gold Ltd. (South Africa), ADR*	31,711	89,742
Southern Copper Corp. (Peru)	1,700	52,309
SSAB AB (Sweden) (Class B Stock)	81,326	229,597
St Barbara Ltd. (Australia)	14,339	47,526
Stalprodukt SA (Poland)	94	8,035
TA Chen Stainless Pipe (Taiwan)	34,111	46,862
Tahoe Resources, Inc.*	15,900	57,884
Thye Ming Industrial Co. Ltd. (Taiwan)	12,000	11,885
Tiangong International Co. Ltd. (China)	170,000	39,946
Tung Ho Steel Enterprise Corp. (Taiwan)	78,000	48,210
Vale SA (Brazil), ADR(a)	80,800	1,065,752
Wheaton Precious Metals Corp. (Canada)	7,600	148,359
Xiwang Special Steel Co. Ltd. (China)	143,000	26,333
Yamana Gold, Inc. (Brazil)	49,785	117,060
YC INOX Co. Ltd. (Taiwan)	37,900	30,161
Yeong Guan Energy Technology Group Co. Ltd. (Taiwan)	16,000	26,180
Yieh Phui Enterprise Co. Ltd. (Taiwan)	194,264	64,923
Yodogawa Steel Works Ltd. (Japan)	3,000	59,372
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	182,000	184,913

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	238,000	$90,539

		16,963,389

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AG Mortgage Investment Trust, Inc.	5,789	92,219
AGNC Investment Corp.	9,506	166,735
Annaly Capital Management, Inc.(a)	34,276	336,590
Apollo Commercial Real Estate Finance, Inc.(a)	1,886	31,421
ARMOUR Residential REIT, Inc.	1,511	30,976
Blackstone Mortgage Trust, Inc. (Class A Stock)	934	29,757
Capstead Mortgage Corp.	9,568	63,819
Chimera Investment Corp.	6,136	109,344
Colony Credit Real Estate, Inc.	4,116	64,992
Concentradora Hipotecaria SAPI de CV (Mexico)	36,300	25,934
Granite Point Mortgage Trust, Inc.	3,924	70,750
Invesco Mortgage Capital, Inc.	5,105	73,920
New Residential Investment Corp.	6,880	97,765
PennyMac Mortgage Investment Trust	3,740	69,639
Redwood Trust, Inc.	4,004	60,340
Starwood Property Trust, Inc.	5,936	116,999
Two Harbors Investment Corp.	7,896	101,385

		1,542,585

Multiline Retail — 0.4%
Aeon Co. M Bhd (Malaysia)	33,100	11,796
B&M European Value Retail SA (United Kingdom)	37,989	136,603
Big Lots, Inc.	694	20,070
Can Do Co. Ltd. (Japan)	2,100	30,683
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	1,200	125,467
Dollar General Corp.	2,533	273,767
Dollar Tree, Inc.*	3,486	314,856
Don Quijote Holdings Co. Ltd. (Japan)	1,100	67,407
Far Eastern Department Stores Ltd. (Taiwan)	127,000	64,900
Golden Eagle Retail Group Ltd. (China)	33,000	35,170
H2O Retailing Corp. (Japan)	4,500	63,798
Harvey Norman Holdings Ltd. (Australia)(a)	17,579	39,020
Hyundai Department Store Co. Ltd. (South Korea)	1,887	152,784
Isetan Mitsukoshi Holdings Ltd. (Japan)	13,200	146,110
Izumi Co. Ltd. (Japan)	1,000	46,383
J Front Retailing Co. Ltd. (Japan)	9,700	111,137
Kohl’s Corp.	2,275	150,924
Lifestyle China Group Ltd. (Hong Kong)*	79,000	26,962
Lojas Americanas SA (Brazil)	700	2,715
Lojas Renner SA (Brazil)	6,630	72,531
Lotte Shopping Co. Ltd. (South Korea)	902	170,383
Macy’s, Inc.	5,682	169,210
Magazine Luiza SA (Brazil)	500	23,359
Maoye International Holdings Ltd. (China)	163,000	10,968
Marui Group Co. Ltd. (Japan)	4,900	95,129
Mitra Adiperkasa Tbk PT (Indonesia)	224,000	12,552
Next PLC (United Kingdom)	1,867	95,056

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (continued)
Nordstrom, Inc.	1,503	$70,055
Parco Co. Ltd. (Japan)	9,300	94,440
Parkson Retail Group Ltd. (China)	191,500	13,651
Poya International Co. Ltd. (Taiwan)	2,030	20,902
Rimo International Lestari Tbk PT (Indonesia)*	2,274,600	22,171
Ripley Corp. SA (Chile)	69,593	57,885
Robinson PCL (Thailand)	18,100	35,301
Ryohin Keikaku Co. Ltd. (Japan)	1,000	242,426
SACI Falabella (Chile)	14,163	103,867
Takashimaya Co. Ltd. (Japan)	11,100	141,672
Target Corp.	52,447	3,466,222
Wesfarmers Ltd. (Australia)	113,831	2,580,618
Woolworths Holdings Ltd. (South Africa)	20,742	79,362

		9,398,312

Multi-Utilities — 0.6%
A2A SpA (Italy)	155,814	281,270
AGL Energy Ltd. (Australia)	8,137	117,808
Ameren Corp.	56,189	3,665,209
Atco Ltd. (Canada) (Class I Stock)	3,200	90,501
Avista Corp.	710	30,161
Black Hills Corp.	1,006	63,157
Canadian Utilities Ltd. (Canada) (Class A Stock)	3,600	82,590
CenterPoint Energy, Inc.	24,190	682,883
Centrica PLC (United Kingdom)	73,436	126,475
CMS Energy Corp.	76,622	3,804,282
Consolidated Edison, Inc.	3,851	294,447
Dominion Energy, Inc.	6,303	450,412
DTE Energy Co.	22,491	2,480,758
Engie SA (France)	43,483	624,597
Hera SpA (Italy)	26,146	80,013
Iren SpA (Italy)	29,691	71,450
National Grid PLC (United Kingdom)	53,081	516,927
NiSource, Inc.	4,217	106,901
NorthWestern Corp.	1,555	92,429
Public Service Enterprise Group, Inc.	6,225	324,011
Qatar Electricity & Water Co. QSC (Qatar)	1,209	61,395
SCANA Corp.	3,748	179,079
Sempra Energy(a)	2,399	259,548
Suez (France)	6,843	90,588
Unitil Corp.	1,234	62,490
Vectren Corp.	180	12,956
Veolia Environnement SA (France)	11,782	242,732
WEC Energy Group, Inc.	1,745	120,859
YTL Corp. Bhd (Malaysia)	371,790	90,688
YTL Power International Bhd (Malaysia)	364,872	73,192

		15,179,808

Oil, Gas & Consumable Fuels — 2.6%
Agritrade Resources Ltd. (Hong Kong)	170,000	29,372
Antero Resources Corp.*	7,321	68,744
Bangchak Corp. PCL (Thailand)	43,900	42,796
Beach Energy Ltd. (Australia)	311,516	292,659
BP PLC (United Kingdom), ADR(a)	166,932	6,330,061
Cabot Oil & Gas Corp.	3,249	72,615
Caltex Australia Ltd. (Australia)	3,972	71,118

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Centennial Resource Development, Inc. (Class A Stock)*(a)	4,855	$53,502
Chevron Corp.	22,980	2,499,994
China Aviation Oil Singapore Corp. Ltd. (Singapore)	49,900	38,721
China Coal Energy Co. Ltd. (China) (Class H Stock)	170,000	66,897
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,597,200	1,136,613
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	226,500	494,771
China Suntien Green Energy Corp. Ltd. (China) (Class H Stock)	220,000	56,417
Cimarex Energy Co.	1,135	69,973
CNOOC Ltd. (China) (Class H Stock)	907,000	1,395,326
CNX Resources Corp.*	3,511	40,096
ConocoPhillips	62,793	3,915,144
Cosan Ltd. (Brazil) (Class A Stock)	9,200	80,959
Cosan SA (Brazil)	4,700	40,576
Cosmo Energy Holdings Co. Ltd. (Japan)	5,100	104,339
DNO ASA (Norway)	84,803	124,213
E1 Corp. (South Korea)	1,513	75,616
Empresas COPEC SA (Chile)	9,381	112,569
Enagas SA (Spain)	2,073	56,137
Enbridge, Inc. (Canada), (XTSE)	20,785	645,687
Energy Earth PCL (Thailand)*^	235,500	1
Eni SpA (Italy)	253,811	4,008,959
Equinor ASA (Norway)	12,086	256,592
Esso Thailand PCL (Thailand)	106,000	33,250
Extraction Oil & Gas, Inc.*	4,387	18,820
Exxaro Resources Ltd. (South Africa)	8,661	82,984
Exxon Mobil Corp.	45,705	3,116,624
Formosa Petrochemical Corp. (Taiwan)	58,000	205,452
Galp Energia SGPS SA (Portugal) (Class B Stock)	49,949	790,950
GasLog Ltd. (Monaco)	1,900	31,273
Gazprom Neft PJSC (Russia), ADR	3,676	91,899
Gazprom PJSC (Russia), ADR	561,955	2,465,409
Gaztransport Et Technigaz SA (France)	4,572	352,011
Grupa Lotos SA (Poland)	5,603	132,803
Gulfport Energy Corp.*	6,523	42,726
Hellenic Petroleum SA (Greece)	4,691	39,563
HollyFrontier Corp.	42,095	2,151,897
Idemitsu Kosan Co. Ltd. (Japan)	4,100	134,096
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	166,200	196,450
Itochu Enex Co. Ltd. (Japan)	5,200	45,521
JXTG Holdings, Inc. (Japan)	98,500	515,160
Koninklijke Vopak NV (Netherlands)	800	36,428
Kunlun Energy Co. Ltd. (China)	198,000	209,642
LUKOIL PJSC (Russia), ADR(a)	23,258	1,671,208
Marathon Petroleum Corp.	53,825	3,176,213
MOL Hungarian Oil & Gas PLC (Hungary)	25,666	282,690
Motor Oil Hellas Corinth Refineries SA (Greece)	3,129	75,246
Neste OYJ (Finland)	1,254	96,955
NewOcean Energy Holdings Ltd. (Hong Kong)*	742,000	242,187
Novatek PJSC (Russia), GDR	2,029	346,959

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	5,978	$366,930
OMV AG (Austria)	5,676	248,894
Parkland Fuel Corp. (Canada)	2,100	54,361
PBF Energy, Inc. (Class A Stock)	10,679	348,883
PetroChina Co. Ltd. (China) (Class H Stock)	1,084,000	672,720
Petron Corp. (Philippines)	166,500	24,471
Petronas Dagangan Bhd (Malaysia)	6,300	40,354
Peyto Exploration & Development Corp. (Canada)	9,300	48,230
Phillips 66	43,717	3,766,220
Pilipinas Shell Petroleum Corp. (Philippines)	29,720	27,067
Polski Koncern Naftowy ORLEN SA (Poland)	16,462	477,149
Qatar Gas Transport Co. Ltd. (Qatar)	12,043	59,188
QGEP Participacoes SA (Brazil)	6,600	15,922
Range Resources Corp.	5,968	57,114
Repsol SA (Spain)	26,635	431,275
Rosneft Oil Co. PJSC (Russia), GDR	70,120	432,374
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	60,284	1,779,995
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	4,264	125,590
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	52,443	1,566,213
Saras SpA (Italy)	133,253	258,741
Semirara Mining & Power Corp. (Philippines)	67,900	29,823
Ship Finance International Ltd. (Norway)	2,230	23,482
Showa Shell Sekiyu KK (Japan)	5,900	82,493
Sinanen Holdings Co. Ltd. (Japan)	1,900	41,613
Sinopec Kantons Holdings Ltd. (China)	90,000	39,908
SK Gas Ltd. (South Korea)	911	57,670
SK Innovation Co. Ltd. (South Korea)	1,643	263,577
Snam SpA (Italy)	22,970	100,826
Star Petroleum Refining PCL (Thailand)	138,800	40,962
StealthGas, Inc. (Greece)*	7,500	20,699
Sugih Energy Tbk PT (Indonesia)*	660,500	2,297
Suncor Energy, Inc. (Canada)	121,500	3,393,492
Surgutneftegas PJSC (Russia), ADR(a)	148,630	564,793
Tethys Oil AB (Sweden)	10,313	75,638
Thai Oil PCL (Thailand)	49,200	100,167
TOTAL SA (France)	39,803	2,106,292
Tourmaline Oil Corp. (Canada)	9,800	121,890
TransCanada Corp. (Canada)	8,200	292,814
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	1,699	37,501
Ultrapar Participacoes SA (Brazil)	7,600	104,320
United Tractors Tbk PT (Indonesia)	35,400	67,517
Valero Energy Corp.	48,136	3,608,756
Washington H Soul Pattinson & Co. Ltd. (Australia)	4,340	75,931
Whitehaven Coal Ltd. (Australia)	67,828	205,011
World Fuel Services Corp.	1,498	32,072

		61,056,118

Paper & Forest Products — 0.1%
Chung Hwa Pulp Corp. (Taiwan)	83,838	26,367
Duratex SA (Brazil)	9,290	28,356
Empresas CMPC SA (Chile)	51,478	163,639

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products (continued)
Fibria Celulose SA (Brazil)	4,700	$81,976
Hokuetsu Corp. (Japan)	15,000	68,104
Holmen AB (Sweden) (Class B Stock)	7,010	138,638
Jaya Tiasa Holdings Bhd (Malaysia)	88,400	10,039
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	105,000	88,444
Mondi Ltd. (United Kingdom)	6,853	147,538
Nine Dragons Paper Holdings Ltd. (Hong Kong)	148,000	136,945
Nippon Paper Industries Co. Ltd. (Japan)	5,500	98,216
Oji Holdings Corp. (Japan)	28,900	148,136
Sappi Ltd. (South Africa)	19,467	110,410
Schweitzer-Mauduit International, Inc.	1,856	46,493
Shandong Chenming Paper Holdings Ltd. (China) (Class B Stock)	60,150	32,351
Suzano Papel e Celulose SA (Brazil)	7,200	70,741
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	9,037	70,346
Ta Ann Holdings Bhd (Malaysia)	28,880	18,770
Verso Corp. (Class A Stock)*	1,130	25,312
YFY, Inc. (Taiwan)	222,000	81,370

		1,592,191

Personal Products — 0.2%
Amorepacific Corp. (South Korea)	552	103,777
Beiersdorf AG (Germany)	779	81,508
Ci:z Holdings Co. Ltd. (Japan)	500	26,707
Coty, Inc. (Class A Stock)	8,616	56,521
Edgewell Personal Care Co.*	1,365	50,983
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S (Turkey)	13,512	6,968
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,084	271,128
Fancl Corp. (Japan)	7,100	181,118
Grape King Bio Ltd. (Taiwan)	5,000	31,104
Hengan International Group Co. Ltd. (China)	21,000	151,332
Kao Corp. (Japan)	4,200	311,752
Karex Bhd (Malaysia)	30,400	3,450
Kobayashi Pharmaceutical Co. Ltd. (Japan)	600	40,836
LG Household & Health Care Ltd. (South Korea)	116	114,518
L’Oreal SA (France)	1,913	441,969
Mandom Corp. (Japan)	5,700	155,817
Microbio Co. Ltd. (Taiwan)*	47,886	19,698
Natura Cosmeticos SA (Brazil)	2,200	25,543
Oriflame Holding AG (Switzerland)*	7,287	163,387
Shiseido Co. Ltd. (Japan)(a)	2,400	150,216
TCI Co. Ltd. (Taiwan)	1,321	22,317
Unilever NV (United Kingdom), CVA	12,466	678,017
Unilever PLC (United Kingdom), ADR	14,605	763,112

		3,851,778

Pharmaceuticals — 2.3%
Adcock Ingram Holdings Ltd. (South Africa)	385	1,669
Allergan PLC	29,107	3,890,441
Amneal Pharmaceuticals, Inc.*(a)	1,286	17,400
Ascendis Health Ltd. (South Africa)*	10,213	2,950

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Aspen Pharmacare Holdings Ltd. (South Africa)	7,150	$67,002
Astellas Pharma, Inc. (Japan)	196,300	2,514,201
AstraZeneca PLC (United Kingdom)	663	49,732
AstraZeneca PLC (United Kingdom), ADR	16,906	642,090
Bausch Health Cos., Inc.*	2,900	53,637
Bayer AG (Germany)	14,153	990,869
Bristol-Myers Squibb Co.	88,330	4,591,394
Center Laboratories, Inc. (Taiwan)*	9,009	20,017
China Animal Healthcare Ltd. (China)*^	24,000	31
China Chemical & Pharmaceutical Co. Ltd. (Taiwan)	40,000	23,574
China Medical System Holdings Ltd. (China)	54,000	50,315
China Resources Pharmaceutical Group Ltd. (China), 144A	77,500	100,780
China Shineway Pharmaceutical Group Ltd. (China)	29,000	27,848
Chugai Pharmaceutical Co. Ltd. (Japan)	1,000	58,101
Consun Pharmaceutical Group Ltd. (China)	38,000	22,105
CSPC Pharmaceutical Group Ltd. (China)	76,000	108,318
Daiichi Sankyo Co. Ltd. (Japan)	5,600	178,838
Daito Pharmaceutical Co. Ltd. (Japan)	2,180	59,195
Dawnrays Pharmaceutical Holdings Ltd. (Hong Kong)	96,000	18,021
Eisai Co. Ltd. (Japan)	4,700	362,916
Eli Lilly & Co.	4,606	533,006
Faes Farma SA (Spain)	2,150	7,314
Formosa Laboratories, Inc. (Taiwan)	6,000	7,494
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)*	22,100	13,169
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (China) (Class H Stock)	8,000	28,728
H. Lundbeck A/S (Denmark)	884	38,788
Hanmi Science Co. Ltd. (South Korea)	959	67,863
Hisamitsu Pharmaceutical Co., Inc. (Japan)	900	49,734
Hypera SA (Brazil)	5,900	45,973
Johnson & Johnson	74,136	9,567,251
Kalbe Farma Tbk PT (Indonesia)	357,000	37,727
Kissei Pharmaceutical Co. Ltd. (Japan)	2,300	58,878
KYORIN Holdings, Inc. (Japan)	4,300	94,307
Kyowa Hakko Kirin Co. Ltd. (Japan)	2,700	51,154
Livzon Pharmaceutical Group, Inc. (China) (Class H Stock)	6,422	18,628
Luye Pharma Group Ltd. (China), 144A(a)	58,000	40,423
Medicines Co. (The)*	243	4,651
Mega Lifesciences PCL (Thailand)	27,100	23,966
Merck & Co., Inc.	17,184	1,313,029
Merck KGaA (Germany)	3,509	363,070
Mitsubishi Tanabe Pharma Corp. (Japan)	1,700	24,514
Mylan NV*	81,612	2,236,169
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	3,500	51,347
Nippon Shinyaku Co. Ltd. (Japan)	700	44,521
Novartis AG (Switzerland)	37,902	3,252,225
Novo Nordisk A/S (Denmark) (Class B Stock)	103,439	4,751,921
Oneness Biotech Co. Ltd. (Taiwan)*	12,000	10,260
Ono Pharmaceutical Co. Ltd. (Japan)	4,100	83,542
Orion OYJ (Finland) (Class B Stock)	2,192	76,356
Otsuka Holdings Co. Ltd. (Japan)	8,000	327,499

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Perrigo Co. PLC(a)	1,411	$54,676
Pfizer, Inc.	46,840	2,044,566
Phytohealth Corp. (Taiwan)*	10,000	5,914
Prestige Consumer Healthcare, Inc.*	676	20,875
Recordati SpA (Italy)	1,314	45,689
Richter Gedeon Nyrt (Hungary)	5,104	99,257
Roche Holding AG (Switzerland)	8,683	2,160,444
Rohto Pharmaceutical Co. Ltd. (Japan)	17,800	488,263
Sanofi (France)	17,769	1,541,196
Santen Pharmaceutical Co. Ltd. (Japan)	140,500	2,031,812
Sawai Pharmaceutical Co. Ltd. (Japan)	7,800	372,752
ScinoPharm Taiwan Ltd. (Taiwan)	10,986	8,662
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. (China) (Class H Stock)	27,000	13,453
Shanghai Haixin Group Co. (China) (Class B Stock)	33,400	14,604
Shionogi & Co. Ltd. (Japan)	52,600	3,008,435
Sihuan Pharmaceutical Holdings Group Ltd. (China)	352,000	61,497
Sino Biopharmaceutical Ltd. (Hong Kong)	80,500	52,777
Sinphar Pharmaceutical Co. Ltd. (Taiwan)	13,200	8,286
SSY Group Ltd. (Hong Kong)	50,000	37,004
Standard Chemical & Pharmaceutical Co. Ltd. (Taiwan)	8,000	8,202
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	2,700	85,977
Synmosa Biopharma Corp. (Taiwan)*	11,832	10,570
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	800	80,270
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	10,700	362,793
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd. (China) (Class S Stock)	21,200	18,013
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	44,000	57,763
Torii Pharmaceutical Co. Ltd. (Japan)	3,100	68,714
Towa Pharmaceutical Co. Ltd. (Japan)	3,900	272,198
Tsumura & Co. (Japan)	1,800	50,125
TTY Biopharm Co. Ltd. (Taiwan)	8,000	20,010
TWi Pharmaceuticals, Inc. (Taiwan)*	3,000	5,781
UCB SA (Belgium)	1,519	124,148
Vifor Pharma AG (Switzerland)	509	55,410
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. (China) (Class H Stock), 144A	9,400	31,434
YungShin Global Holding Corp. (Taiwan)	15,400	19,738
Zoetis, Inc.	41,173	3,521,938

		53,938,197

Professional Services — 0.4%
51job, Inc. (China), ADR*	700	43,708
AF AB (Sweden) (Class B Stock)	1,048	19,007
ALS Ltd. (Australia)	20,181	96,170
Amadeus Fire AG (Germany)	1,021	95,641
Bureau Veritas SA (France)	3,761	76,747
DKSH Holding AG (Switzerland)	1,384	95,983
Equifax, Inc.	982	91,454
Experian PLC (United Kingdom)	102,663	2,494,298
Forrester Research, Inc.*	1,005	44,924
FTI Consulting, Inc.*	936	62,375

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Hays PLC (United Kingdom)	159,955	$285,973
Huron Consulting Group, Inc.*	791	40,586
IHS Markit Ltd.*	4,483	215,050
Intertek Group PLC (United Kingdom)	1,976	121,147
Intertrust NV (Netherlands), 144A	8,608	144,842
ManpowerGroup, Inc.	15,890	1,029,672
McMillan Shakespeare Ltd. (Australia)	4,131	40,417
Meitec Corp. (Japan)	1,200	48,659
Nielsen Holdings PLC	5,487	128,012
Pagegroup PLC (United Kingdom)	9,502	54,699
Persol Holdings Co. Ltd. (Japan)	1,800	26,703
Recruit Holdings Co. Ltd. (Japan)	9,600	231,763
RELX PLC (United Kingdom)	11,955	246,596
SGS SA (Switzerland)	37	83,547
Sporton International, Inc. (Taiwan)	3,079	14,183
Stantec, Inc. (Canada)	2,700	59,154
Teleperformance (France)	1,517	242,978
Thomson Reuters Corp. (Canada)	2,600	125,563
TransUnion	1,106	62,821
Verisk Analytics, Inc.*	1,072	116,891
Wolters Kluwer NV (Netherlands)	62,125	3,683,345
Yumeshin Holdings Co. Ltd. (Japan)	1,200	8,640

		10,131,548

Real Estate Management & Development — 1.2%
ADO Properties SA (Germany), 144A	168	8,786
Aedas Homes SAU (Spain), 144A*	17,064	435,752
Aeon Mall Co. Ltd. (Japan)	4,420	70,229
Aliansce Shopping Centers SA (Brazil)	2,800	13,813
Allreal Holding AG (Switzerland)*	959	149,470
Ascendas India Trust (Singapore), UTS	1,234,700	978,617
Attacq Ltd. (South Africa)	24,578	25,111
Azrieli Group Ltd. (Israel)	2,536	121,036
Bangkok Land PCL (Thailand)	1,163,500	53,967
Bayside Land Corp. (Israel)	46	19,592
BR Malls Participacoes SA (Brazil)	26,375	88,943
BR Properties SA (Brazil)	7,500	15,868
C C Land Holdings Ltd. (Hong Kong)	322,000	77,607
CA Immobilien Anlagen AG (Austria)	2,006	63,353
Carnival Group International Holdings Ltd. (Hong Kong)*	890,000	16,475
Castellum AB (Sweden)	83,220	1,538,007
Cathay Real Estate Development Co. Ltd. (Taiwan)	54,400	35,331
Central China Real Estate Ltd. (China)	130,000	47,888
China Electronics Optics Valley Union Holding Co. Ltd. (China)	212,000	11,527
China Logistics Property Holdings Co. Ltd. (China), 144A*	151,000	55,732
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	59,181
China SCE Group Holdings Ltd. (China)	289,000	105,614
China Vanke Co. Ltd. (China) (Class H Stock)	78,827	267,528
China Vast Industrial Urban Development Co. Ltd. (Hong Kong), 144A	42,000	19,746
Chong Hong Construction Co. Ltd. (Taiwan)	12,820	32,231
City Developments Ltd. (Singapore)	119,900	713,831
CK Asset Holdings Ltd. (Hong Kong)	400,500	2,901,838

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Country Group Development PCL (Thailand)*	580,100	$23,874
Cushman & Wakefield PLC*	30,937	447,658
Daibiru Corp. (Japan)	2,600	25,641
Daito Trust Construction Co. Ltd. (Japan)	900	122,811
Da-Li Development Co. Ltd. (Taiwan)	13,047	11,964
Deutsche EuroShop AG (Germany)	11,861	345,458
Deutsche Wohnen SE (Germany)	5,826	267,891
Deyaar Development PJSC (United Arab Emirates)*	618,021	57,295
Dios Fastigheter AB (Sweden)	4,602	29,301
Emaar Malls PJSC (United Arab Emirates)	181,078	88,146
Entra ASA (Norway), 144A	99,140	1,322,860
EPP NV (Poland)	37,304	48,554
Etalon Group PLC (Russia), GDR	7,973	12,552
Fabege AB (Sweden)	21,154	282,382
Farglory Land Development Co. Ltd. (Taiwan)	43,000	48,334
Fastighets AB Balder (Sweden) (Class B Stock)*	7,436	212,210
First Capital Realty, Inc. (Canada)	5,400	74,561
Glorious Property Holdings Ltd. (Hong Kong)*	576,000	30,348
Guorui Properties Ltd. (China)	100,000	25,289
Hang Lung Group Ltd. (Hong Kong)	47,000	119,682
Hanson International Tbk PT (Indonesia)*	2,093,800	17,351
Hemfosa Fastigheter AB (Sweden)	16,888	133,373
Henderson Land Development Co. Ltd. (Hong Kong)	55,478	276,177
Highwealth Construction Corp. (Taiwan)	36,000	52,711
Hong Pu Real Estate Development Co. Ltd. (Taiwan)	40,000	25,508
Hongkong Land Holdings Ltd. (Hong Kong)	47,500	299,056
Hopefluent Group Holdings Ltd. (China)	74,000	20,923
Hopson Development Holdings Ltd. (China)	78,000	64,631
Huaku Development Co. Ltd. (Taiwan)	18,000	39,900
Huang Hsiang Construction Corp. (Taiwan)	9,000	7,486
Hung Sheng Construction Ltd. (Taiwan)	38,400	31,954
Hysan Development Co. Ltd. (Hong Kong)	37,000	175,568
Iguatemi Empresa de Shopping Centers SA (Brazil)	2,300	24,687
IMMOFINANZ AG (Austria)	2,427	58,138
Instone Real Estate Group AG (Germany), 144A*	15,797	301,907
Intershop Holding AG (Switzerland)	882	439,274
IOI Properties Group Bhd (Malaysia)	241,500	89,667
Jiayuan International Group Ltd. (China)	20,000	37,087
Joy City Property Ltd. (China)	210,000	22,781
KEE TAI Properties Co. Ltd. (Taiwan)	96,000	38,608
Kerry Properties Ltd. (Hong Kong)	30,000	102,481
Kungsleden AB (Sweden)	5,574	39,591
Kuoyang Construction Co. Ltd. (Taiwan)	43,000	17,195
LAMDA Development SA (Greece)*	3,395	22,229
LBS Bina Group Bhd (Malaysia)	50,380	7,806
LendLease Group (Australia)	8,815	72,018
LOG Commercial Properties e Participacoes SA (Brazil)*	1,032	4,797
LPN Development PCL (Thailand)	71,700	13,883
LSR Group PJSC (Russia), GDR	5,240	8,793

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
LVGEM China Real Estate Investment Co. Ltd. (China)	136,000	$38,696
Mah Sing Group Bhd (Malaysia)	127,800	28,322
Matrix Concepts Holdings Bhd (Malaysia)	48,375	22,017
Mingfa Group International Co. Ltd. (Hong Kong)*^	88,000	1
Mitsubishi Estate Co. Ltd. (Japan)	199,000	3,129,427
Mobimo Holding AG (Switzerland)	375	89,451
Multiplan Empreendimentos Imobiliarios SA (Brazil)	5,000	31,362
Nam Tai Property, Inc. (China)*	2,185	18,966
Newmark Group, Inc. (Class A Stock)	—	3
Nexity SA (France)	1,597	72,131
Nyfosa AB (Sweden)*	16,888	82,037
OUE Ltd. (Singapore)	83,800	88,011
Parque Arauco SA (Chile)	25,914	57,687
Platinum Group PCL (The) (Thailand) (Class F Stock)	138,700	30,884
Powerlong Real Estate Holdings Ltd. (China)	181,000	71,071
PP Properti Tbk PT (Indonesia)	314,000	2,561
Prince Housing & Development Corp. (Taiwan)	198,000	65,755
Property Perfect PCL (Thailand)	965,700	21,931
PSP Swiss Property AG (Switzerland)	864	85,331
Puradelta Lestari Tbk PT (Indonesia)	194,000	2,150
Quality Houses PCL (Thailand)	472,600	38,067
Radium Life Tech Co. Ltd. (Taiwan)*	68,260	30,620
Realogy Holdings Corp.(a)	2,861	41,999
Red Star Macalline Group Corp. Ltd. (China) (Class H Stock), 144A	119,839	102,495
Redco Group (China), 144A	52,000	29,691
Renhe Commercial Holdings Co. Ltd. (China)*	1,140,000	39,310
Robinsons Land Corp. (Philippines)	116,211	44,620
Ronshine China Holdings Ltd. (China)*	89,500	104,745
Ruentex Development Co. Ltd. (Taiwan)	43,200	62,850
S IMMO AG (Austria)	4,197	70,071
SAMTY Co. Ltd. (Japan)	8,000	91,418
Sansiri PCL (Thailand)	564,600	20,474
SC Asset Corp. PCL (Thailand)	293,900	24,395
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. (China) (Class B Stock)	13,000	14,494
Shanghai Lingang Holdings Corp. Ltd. (China) (Class B Stock)	24,600	36,310
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. (China) (Class B Stock)	32,240	41,119
Shanghai Shibei Hi-Tech Co. Ltd. (China) (Class B Stock)	96,800	41,094
Shanghai SMI Holding Co. Ltd. (China) (Class A Stock)	3,900	3,108
Shenzhen Investment Ltd. (China)	456,000	150,913
Shenzhen SEG Co. Ltd. (China) (Class B Stock)	34,400	11,869
Shining Building Business Co. Ltd. (Taiwan)*	27,562	9,108
Shui On Land Ltd. (China)	711,500	158,135

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Siam Future Development PCL (Thailand)	152,324	$34,466
Sinyi Realty, Inc. (Taiwan)	18,658	17,853
Skyfame Realty Holdings Ltd. (China)	76,000	12,927
SM Prime Holdings, Inc. (Philippines)	78,200	53,281
SOHO China Ltd. (China)*	247,000	88,108
Sonae Sierra Brasil SA (Brazil)	2,400	15,958
SP Setia Bhd Group (Malaysia)	43,500	24,464
St. Joe Co. (The)*	3,082	40,590
St. Modwen Properties PLC (United Kingdom)	2,340	11,814
Sumitomo Realty & Development Co. Ltd. (Japan)	55,200	2,018,719
Sun Hung Kai Properties Ltd. (Hong Kong)	211,000	3,007,813
Sunway Bhd (Malaysia)	181,699	64,565
Supalai PCL (Thailand)	63,600	35,602
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	14,000	148,062
Swire Properties Ltd. (Hong Kong)	48,400	169,868
Swiss Prime Site AG (Switzerland)*	1,878	152,259
TAG Immobilien AG (Germany)	14,756	338,187
Taiwan Land Development Corp. (Taiwan)*	183,882	48,814
Times China Holdings Ltd. (China)	78,000	86,175
Tokyo Tatemono Co. Ltd. (Japan)	4,500	46,551
Tosei Corp. (Japan)	1,200	9,122
United Development Co. QSC (Qatar)	13,752	55,661
UOA Development Bhd (Malaysia)	37,500	19,216
Vista Land & Lifescapes, Inc. (Philippines)	396,600	40,756
Vonovia SE (Germany)	70,414	3,204,123
WHA Corp. PCL (Thailand)	332,050	43,708
Wihlborgs Fastigheter AB (Sweden)	4,084	47,416
Xinyuan Real Estate Co. Ltd. (China), ADR(a)	7,300	27,740
Yanlord Land Group Ltd. (Singapore)	578,100	517,624
Ying Li International Real Estate Ltd. (Singapore)*	225,700	19,193
Yuzhou Properties Co. Ltd. (China)	243,727	100,090
Zall Smart Commerce Group Ltd. (China)*	115,000	62,413

		29,637,301

Road & Rail — 0.6%
Aurizon Holdings Ltd. (Australia)	95,425	287,475
BTS Group Holdings PCL (Thailand)	190,000	55,747
Canadian National Railway Co. (Canada)	11,700	866,530
Canadian Pacific Railway Ltd. (Canada)	12,100	2,147,014
CAR, Inc. (China)*	40,000	29,862
Central Japan Railway Co. (Japan)	8,100	1,709,897
CJ Logistics Corp. (South Korea)*	343	51,327
ComfortDelGro Corp. Ltd. (Singapore)	44,000	69,234
Cosan Logistica SA (Brazil)*	6,900	23,233
CSX Corp.	964	59,893
Dazhong Transportation Group Co. Ltd. (China) (Class B Stock)	76,000	34,604
DSV A/S (Denmark)	1,823	120,412
East Japan Railway Co. (Japan)	28,400	2,507,962
eHi Car Services Ltd. (China), ADR*(a)	5,100	53,550
Evergreen International Storage & Transport Corp. (Taiwan)	87,000	38,208
Firstgroup PLC (United Kingdom)*	70,490	75,055
Fukuyama Transporting Co. Ltd. (Japan)	1,900	73,060

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Road & Rail (continued)
Globaltrans Investment PLC (Russia), GDR	5,519	$49,836
Guangshen Railway Co. Ltd. (China) (Class H Stock)	114,000	42,894
Hankyu Hanshin Holdings, Inc. (Japan)	4,400	146,170
Heartland Express, Inc.	2,036	37,259
Hitachi Transport System Ltd. (Japan)	1,800	51,051
Ichinen Holdings Co. Ltd. (Japan)	10,200	106,809
J.B. Hunt Transport Services, Inc.	865	80,480
Kansas City Southern	1,330	126,949
Keikyu Corp. (Japan)	2,500	40,881
Keio Corp. (Japan)	2,700	157,045
Keisei Electric Railway Co. Ltd. (Japan)	4,300	134,418
Kintetsu Group Holdings Co. Ltd. (Japan)	1,300	56,399
Knight-Swift Transportation Holdings, Inc.	3,150	78,971
Landstar System, Inc.	380	36,355
Localiza Rent a Car SA (Brazil)	5,985	45,940
MTR Corp. Ltd. (Hong Kong)	24,730	130,022
Nagoya Railroad Co. Ltd. (Japan)	4,600	121,148
Nankai Electric Railway Co. Ltd. (Japan)	2,600	68,801
National Express Group PLC (United Kingdom)	22,977	109,623
Nikkon Holdings Co. Ltd. (Japan)	11,000	262,786
Nippon Express Co. Ltd. (Japan)	2,500	139,215
Nobina AB (Sweden), 144A	2,291	15,547
Norfolk Southern Corp.	19,085	2,853,971
Odakyu Electric Railway Co. Ltd. (Japan)	4,500	98,867
Old Dominion Freight Line, Inc.	865	106,819
PKP Cargo SA (Poland)*	3,308	38,855
Sankyu, Inc. (Japan)	1,400	63,281
Seino Holdings Co. Ltd. (Japan)	31,900	417,871
Senko Group Holdings Co. Ltd. (Japan)	8,000	60,618
Shanghai Jinjiang International Industrial Investment Co. Ltd. (China) (Class B Stock)	5,400	5,190
TFI International, Inc. (Canada)	1,800	46,543
Tobu Railway Co. Ltd. (Japan)	6,000	161,701
Tokyu Corp. (Japan)	11,700	191,230
Union Pacific Corp.	6,882	951,299
Werner Enterprises, Inc.	2,145	63,363
West Japan Railway Co. (Japan)	3,900	275,494

		15,576,764

Semiconductors & Semiconductor Equipment — 0.9%
A-DATA Technology Co. Ltd. (Taiwan)	27,000	35,019
ams AG (Austria)*	1,688	40,655
Applied Materials, Inc.	91,374	2,991,585
ASE Technology Holding Co. Ltd. (Taiwan)	233,500	443,463
ASML Holding NV (Netherlands)	20,112	3,173,533
Chen Full International Co. Ltd. (Taiwan)	15,000	16,068
Chipbond Technology Corp. (Taiwan)	30,000	60,560
ChipMOS Technologies, Inc. (Taiwan)	37,396	31,853
Cirrus Logic, Inc.*	761	25,250
Daqo New Energy Corp. (China), ADR*(a)	900	21,060
Disco Corp. (Japan)	400	46,283
Elan Microelectronics Corp. (Taiwan)	11,900	29,162
Everlight Electronics Co. Ltd. (Taiwan)	51,000	49,068
Formosa Advanced Technologies Co. Ltd. (Taiwan)	25,000	25,916
GCL-Poly Energy Holdings Ltd. (China)*	2,238,000	135,918

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Gigasolar Materials Corp. (Taiwan)*	3,000	$8,474
Global Lighting Technologies, Inc. (Taiwan)	24,000	24,585
Greatek Electronics, Inc. (Taiwan)	26,000	36,364
Hanergy Thin Film Power Group Ltd. (China)*^	148,000	—
Himax Technologies, Inc. (Taiwan), ADR	4,700	16,121
Holtek Semiconductor, Inc. (Taiwan)	9,000	17,082
Hua Hong Semiconductor Ltd. (China), 144A	24,000	44,420
Infineon Technologies AG (Germany)	64,545	1,292,354
Intel Corp.	58,560	2,748,221
JinkoSolar Holding Co. Ltd. (China), ADR*(a)	3,900	38,571
King Yuan Electronics Co. Ltd. (Taiwan)	93,000	70,404
KLA-Tencor Corp.	1,156	103,450
Kulicke & Soffa Industries, Inc. (Singapore)	2,624	53,188
LandMark Optoelectronics Corp. (Taiwan)	1,000	7,271
Maxim Integrated Products, Inc.	1,440	73,224
Megachips Corp. (Japan)	2,900	61,308
Mellanox Technologies Ltd. (Israel)*	691	63,835
Micron Technology, Inc.*	5,450	172,929
MKS Instruments, Inc.	1,457	94,137
Novatek Microelectronics Corp. (Taiwan)	22,000	101,997
NXP Semiconductors NV (Netherlands)	7,688	563,377
Orient Semiconductor Electronics Ltd. (Taiwan)*	66,469	25,610
Phison Electronics Corp. (Taiwan)	9,000	66,745
Powertech Technology, Inc. (Taiwan)	46,000	98,628
Qorvo, Inc.*	2,149	130,509
QUALCOMM, Inc.	14,531	826,959
Radiant Opto-Electronics Corp. (Taiwan)	31,000	85,336
Rambus, Inc.*	1,799	13,798
Realtek Semiconductor Corp. (Taiwan)	12,000	55,924
Rudolph Technologies, Inc.*	1,742	35,659
Sanken Electric Co. Ltd. (Japan)	1,000	18,613
Semiconductor Manufacturing International Corp. (China)*	172,800	150,780
Sigurd Microelectronics Corp. (Taiwan)	31,000	27,312
Silergy Corp. (China)	13,000	191,450
Silicon Motion Technology Corp. (Taiwan), ADR	1,600	55,200
Sitronix Technology Corp. (Taiwan)	10,000	32,752
SK Hynix, Inc. (South Korea)*	19,813	1,073,370
Sonix Technology Co. Ltd. (Taiwan)	12,000	11,609
STMicroelectronics NV (Switzerland), (CHI-X)	9,492	132,989
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	108,600	4,008,426
Taiwan Surface Mounting Technology Corp. (Taiwan)	44,000	55,777
Topco Scientific Co. Ltd. (Taiwan)	11,762	26,705
Tyntek Corp. (Taiwan)	37,000	19,770
United Microelectronics Corp. (Taiwan)	960,000	351,065
Vanguard International Semiconductor Corp. (Taiwan)	27,000	52,180
Visual Photonics Epitaxy Co. Ltd. (Taiwan)	6,750	14,290
Xilinx, Inc.	1,663	141,638
Xinyi Solar Holdings Ltd. (China)	200,000	70,099
Xperi Corp.	1,015	18,666

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Youngtek Electronics Corp. (Taiwan)	12,130	$15,804

		20,524,368

Software — 1.3%
Adobe, Inc.*	5,380	1,217,171
Altium Ltd. (Australia)	21,587	328,957
ANSYS, Inc.*	955	136,508
Asseco Poland SA (Poland)	7,933	97,812
AVEVA Group PLC (United Kingdom)	2,373	73,259
Broadleaf Co. Ltd. (Japan)	5,700	27,594
Cadence Design Systems, Inc.*	2,836	123,309
Check Point Software Technologies Ltd. (Israel)*	1,712	175,737
Cheetah Mobile, Inc. (China), ADR*(a)	5,800	35,437
Citrix Systems, Inc.	32,940	3,375,032
Computer Engineering & Consulting Ltd. (Japan)	1,700	28,284
Cyberlink Corp. (Taiwan)	11,000	25,132
Dassault Systemes SE (France)	1,164	138,546
Descartes Systems Group, Inc. (The) (Canada)*	6,600	174,185
Fortinet, Inc.*	43,911	3,092,652
Fuji Soft, Inc. (Japan)	3,400	128,957
Fukui Computer Holdings, Inc. (Japan)	1,000	12,535
Gemalto NV (Netherlands)*	2,629	152,589
Gunosy, Inc. (Japan)*	500	12,678
Intuit, Inc.	19,636	3,865,347
IRESS Ltd. (Australia)	9,229	72,064
ISB Corp. (Japan)	3,400	47,808
j2 Global, Inc.	1,051	72,918
Justsystems Corp. (Japan)	1,500	28,750
Linx SA (Brazil)	1,900	15,981
Logo Yazilim Sanayi Ve Ticaret A/S (Turkey)*	1,842	9,454
Micro Focus International PLC (United Kingdom)	4,763	84,209
Microsoft Corp.	45,668	4,638,498
National Agricultural Holdings Ltd. (China)*^	100,000	—
Nemetschek SE (Germany)	1,193	131,494
OBIC Business Consultants Co. Ltd. (Japan)	2,400	94,440
Open Text Corp. (Canada)	4,700	153,201
Oracle Corp.	32,142	1,451,211
Sage Group PLC (The) (United Kingdom)	19,794	151,970
salesforce.com, Inc.*	2,224	304,621
SAP SE (Germany)	10,543	1,055,549
ServiceNow, Inc.*	15,607	2,778,826
Shanghai Baosight Software Co. Ltd. (China) (Class B Stock)	13,500	22,955
SimCorp A/S (Denmark)	475	32,502
Software AG (Germany)	12,794	464,849
Splunk, Inc.*	13,578	1,423,653
SS&C Technologies Holdings, Inc.	2,731	123,195
Symantec Corp.	8,075	152,577
Synopsys, Inc.*	1,582	133,268
Systena Corp. (Japan)	1,800	20,869
Temenos AG (Switzerland)*	24,855	2,999,555
TOTVS SA (Brazil)	2,686	18,816
Trend Micro, Inc. (Japan)*	1,200	64,957

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Verint Systems, Inc.*	1,913	$80,939
VMware, Inc. (Class A Stock)(a)	1,889	259,039

		30,109,889

Specialty Retail — 0.4%
Aaron’s, Inc.	1,615	67,911
Accent Group Ltd. (Australia)	62,772	52,771
Ace Hardware Indonesia Tbk PT (Indonesia)	145,500	15,099
Adastria Co. Ltd. (Japan)	1,580	26,622
Advance Auto Parts, Inc.	778	122,504
Alpen Co. Ltd. (Japan)	14,800	226,530
American Eagle Outfitters, Inc.	2,918	56,405
AOKI Holdings, Inc. (Japan)	2,600	30,430
Aoyama Trading Co. Ltd. (Japan)	5,000	119,848
Arcland Sakamoto Co. Ltd. (Japan)	2,500	30,726
Autobacs Seven Co. Ltd. (Japan)	3,200	53,042
AutoZone, Inc.*	1,293	1,083,974
Bed Bath & Beyond, Inc.(a)	3,312	37,492
Best Buy Co., Inc.(a)	37,803	2,002,047
Bic Camera, Inc. (Japan)	5,500	69,493
Bilia AB (Sweden) (Class A Stock)	812	7,602
Buckle, Inc. (The)(a)	852	16,478
CarMax, Inc.*	1,615	101,309
Cashbuild Ltd. (South Africa)	1,238	25,180
Cato Corp. (The) (Class A Stock)	1,044	14,898
Chico’s FAS, Inc.	3,436	19,310
Children’s Place, Inc. (The)(a)	397	35,766
China Rundong Auto Group Ltd. (China), 144A*	39,000	14,814
China Yongda Automobiles Services Holdings Ltd. (China)	129,500	79,003
Chiyoda Co. Ltd. (Japan)	1,400	22,585
DCM Holdings Co. Ltd. (Japan)	6,600	69,023
Dick’s Sporting Goods, Inc.(a)	2,161	67,423
DNA 2002 PCL (Thailand)*	136,400	1,599
DSW, Inc. (Class A Stock)	1,601	39,545
Fast Retailing Co. Ltd. (Japan)	300	153,126
Fielmann AG (Germany)	1,266	78,577
Foot Locker, Inc.	2,229	118,583
GameStop Corp. (Class A Stock)(a)	3,168	39,980
Gap, Inc. (The)	3,701	95,338
Geo Holdings Corp. (Japan)	12,600	191,492
Giordano International Ltd. (Hong Kong)	274,000	128,784
GOME Retail Holdings Ltd. (China)*(a)	1,224,000	101,412
Grand Baoxin Auto Group Ltd. (China)	472,500	133,706
Haverty Furniture Cos., Inc.	1,125	21,128
Hengdeli Holdings Ltd. (Hong Kong)*	324,000	14,521
Hennes & Mauritz AB (Sweden) (Class B Stock)	13,622	193,918
Home Depot, Inc. (The)	409	70,274
Home Product Center PCL (Thailand)	103,348	48,258
Honeys Holdings Co. Ltd. (Japan)	3,070	21,703
Hotai Motor Co. Ltd. (Taiwan)	9,000	74,774
Industria de Diseno Textil SA (Spain)(a)	8,980	229,936
IT Ltd. (Hong Kong)	16,000	8,448
JB Hi-Fi Ltd. (Australia)	3,443	53,417
JD Sports Fashion PLC (United Kingdom)	102,648	457,363
JUMBO SA (Greece)	5,369	78,260

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Kingfisher PLC (United Kingdom)	74,683	$197,644
Kohnan Shoji Co. Ltd. (Japan)	1,800	43,580
Komeri Co. Ltd. (Japan)	3,000	64,502
K’s Holdings Corp. (Japan)	4,300	42,191
Lewis Group Ltd. (South Africa)	10,432	25,324
Lowe’s Cos., Inc.	4,927	455,058
Luk Fook Holdings International Ltd. (Hong Kong)	57,000	161,618
M.Video PJSC (Russia)*	3,300	19,248
Monro, Inc.	631	43,381
Murphy USA, Inc.*	736	56,407
Nitori Holdings Co. Ltd. (Japan)	800	100,045
O’Reilly Automotive, Inc.*	296	101,922
PAL GROUP Holdings Co. Ltd. (Japan)	600	14,754
PC Depot Corp. (Japan)	6,900	27,140
Petrobras Distribuidora SA (Brazil)	6,400	42,438
Pou Sheng International Holdings Ltd. (Hong Kong)	231,000	44,571
Rent-A-Center, Inc.*	953	15,429
Ross Stores, Inc.	2,383	198,266
Sac’s Bar Holdings, Inc. (Japan)	800	8,125
Sanrio Co. Ltd. (Japan)	1,500	29,388
Senao International Co. Ltd. (Taiwan)	12,000	13,664
Shimamura Co. Ltd. (Japan)	600	45,856
Siam Global House PCL (Thailand)(a)	45,582	27,316
Signet Jewelers Ltd.	1,331	42,286
Super Group Ltd. (South Africa)*	15,603	36,677
Super Retail Group Ltd. (Australia)	48,887	241,514
Symphony Holdings Ltd. (Hong Kong)	330,000	43,264
Tiffany & Co.(a)	341	27,454
TJX Cos., Inc. (The)	8,988	402,123
Tractor Supply Co.	972	81,104
Tsann Kuen Enterprise Co. Ltd. (Taiwan)	25,000	15,736
Ulta Beauty, Inc.*	437	106,995
Urban Outfitters, Inc.*	1,456	48,339
USS Co. Ltd. (Japan)	1,700	28,535
Valora Holding AG (Switzerland)*	1,057	231,630
WH Smith PLC (United Kingdom)	11,299	247,950
Williams-Sonoma, Inc.	953	48,079
Xebio Holdings Co. Ltd. (Japan)	2,400	27,687
Yamada Denki Co. Ltd. (Japan)	22,000	105,489
Yellow Hat Ltd. (Japan)	1,900	45,355
Zhongsheng Group Holdings Ltd. (China)	37,000	72,752

		10,453,263

Technology Hardware, Storage & Peripherals — 0.9%
Advantech Co. Ltd. (Taiwan)	10,555	72,126
Apple, Inc.	80,188	12,648,855
Asustek Computer, Inc. (Taiwan)	58,000	380,494
Aten International Co. Ltd. (Taiwan)	8,000	22,672
AURAS Technology Co. Ltd. (Taiwan)	6,000	19,130
Axiomtek Co. Ltd. (Taiwan)	5,000	8,243
BOE Technology Group Co. Ltd. (China) (Class B Stock)	98,600	28,636
Canon, Inc. (Japan)(a)	18,300	499,700
Chicony Electronics Co. Ltd. (Taiwan)	33,778	68,749
Clevo Co. (Taiwan)*	93,000	92,145
Compal Electronics, Inc. (Taiwan)	401,000	227,656
Dell Technologies, Inc. (Class C Stock)*	1,999	97,691

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Eizo Corp. (Japan)	2,000	$73,761
Elitegroup Computer Systems Co. Ltd. (Taiwan)	59,216	23,850
FUJIFILM Holdings Corp. (Japan)	12,200	474,442
Getac Technology Corp. (Taiwan)	30,000	39,281
Gigabyte Technology Co. Ltd. (Taiwan)	30,000	39,306
HTC Corp. (Taiwan)*	32,000	36,879
Ibase Technology, Inc. (Taiwan)	10,355	13,142
IEI Integration Corp. (Taiwan)	14,094	15,910
Inventec Corp. (Taiwan)	178,000	127,661
Jess-Link Products Co. Ltd. (Taiwan)	8,250	7,205
Konica Minolta, Inc. (Japan)	14,200	128,073
Legend Holdings Corp. (China) (Class H Stock), 144A	102,700	267,855
Lenovo Group Ltd. (China)	248,000	167,429
Lite-On Technology Corp. (Taiwan)	144,261	190,395
Logitech International SA (Switzerland)	17,741	558,802
Meitu, Inc. (China), 144A*	75,500	21,084
Melco Holdings, Inc. (Japan)	1,700	50,857
Mitac Holdings Corp. (Taiwan)	97,921	78,497
Neopost SA (France)	1,725	47,114
Netronix, Inc. (Taiwan)*	2,000	2,407
Pegatron Corp. (Taiwan)	169,000	282,572
Qisda Corp. (Taiwan)	115,000	73,797
Quanta Computer, Inc. (Taiwan)	156,000	267,655
Ricoh Co. Ltd. (Japan)	23,600	230,459
Riso Kagaku Corp. (Japan)	4,200	64,594
Ritek Corp. (Taiwan)*	228,489	80,228
Samsung Electronics Co. Ltd. (South Korea)	126,631	4,386,998
Sunrex Technology Corp. (Taiwan)	34,277	19,628
Transcend Information, Inc. (Taiwan)	16,000	34,798
TSC Auto ID Technology Co. Ltd. (Taiwan)	1,000	6,412
Wistron Corp. (Taiwan)	256,106	159,123

		22,136,311

Textiles, Apparel & Luxury Goods — 0.4%
361 Degrees International Ltd. (China)	99,000	20,421
adidas AG (Germany)	10,363	2,174,061
Aksa Akrilik Kimya Sanayii A/S (Turkey)	3,987	5,612
ANTA Sports Products Ltd. (China)	19,000	91,361
Asics Corp. (Japan)	3,200	40,792
Best Pacific International Holdings Ltd. (China)	32,000	8,025
Bosideng International Holdings Ltd. (Hong Kong)	364,000	68,789
Brunello Cucinelli SpA (Italy)	1,133	39,133
C.Banner International Holdings Ltd. (China)*	58,000	3,329
Carter’s, Inc.	621	50,686
CCC SA (Poland)	845	43,832
China Dongxiang Group Co. Ltd. (China)	595,000	90,563
China Lilang Ltd. (China)	41,000	34,587
Cia Hering (Brazil)	3,500	26,405
Citychamp Watch & Jewellery Group Ltd. (Hong Kong)	136,000	28,334
Cosmo Lady China Holdings Co. Ltd. (China), 144A	79,000	28,028
De Licacy Industrial Co. Ltd. (Taiwan)	33,606	21,616

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Deckers Outdoor Corp.*	410	$52,460
Eclat Textile Co. Ltd. (Taiwan)	5,000	56,703
EssilorLuxottica SA (France)	1,412	178,790
Everest Textile Co. Ltd. (Taiwan)*	24,398	9,241
Feng TAY Enterprise Co. Ltd. (Taiwan)	8,896	50,999
FF Group (Greece)*	5,768	12,977
Fila Korea Ltd. (South Korea)*	1,735	83,747
Formosa Taffeta Co. Ltd. (Taiwan)	72,000	80,943
Forus SA (Chile)	3	8
Fuguiniao Co. Ltd. (China) (Class H Stock)*^	50,000	1
Gildan Activewear, Inc. (Canada)	3,500	106,241
Goldwin, Inc. (Japan)	700	74,846
Guararapes Confeccoes SA (Brazil)	700	29,364
Gunze Ltd. (Japan)	1,500	56,536
Handsome Co. Ltd. (South Korea)	1,910	62,044
Hanesbrands, Inc.(a)	3,791	47,501
Hansae Co. Ltd. (South Korea)	1,986	35,258
Hermes International (France)	199	110,684
Kering SA (France)	4,072	1,920,151
Kurabo Industries Ltd. (Japan)	8,500	191,319
Kwong Fong Industries Corp. (Taiwan)	19,666	9,120
Lao Feng Xiang Co. Ltd. (China) (Class B Stock)	6,500	21,087
Lealea Enterprise Co. Ltd. (Taiwan)	116,258	37,392
LF Corp. (South Korea)	3,263	72,552
Li Ning Co. Ltd. (China)*	65,291	70,077
Li Peng Enterprise Co. Ltd. (Taiwan)*	129,650	33,458
Lululemon Athletica, Inc.*	567	68,953
Luthai Textile Co. Ltd. (China) (Class B Stock)	23,800	28,140
LVMH Moet Hennessy Louis Vuitton SE (France)	2,348	695,938
Makalot Industrial Co. Ltd. (Taiwan)	5,731	31,750
MC Group PCL (Thailand)	30,600	10,255
Michael Kors Holdings Ltd.*	2,102	79,708
Nan Liu Enterprise Co. Ltd. (Taiwan)	2,000	10,181
NIKE, Inc. (Class B Stock)	8,495	629,819
Onward Holdings Co. Ltd. (Japan)	5,200	27,973
Pacific Textiles Holdings Ltd. (Hong Kong)	7,000	6,225
Paiho Shih Holdings Corp. (Taiwan)	7,128	9,394
Pan Brothers Tbk PT (Indonesia)	461,700	17,668
Pandora A/S (Denmark)	1,935	78,845
Pou Chen Corp. (Taiwan)	249,000	263,545
PRADA SpA (Italy)	15,600	51,457
Puma SE (Germany)	125	61,275
PVH Corp.	892	82,911
Ralph Lauren Corp.	926	95,804
Roo Hsing Co. Ltd. (Taiwan)*	27,000	12,624
Ruentex Industries Ltd. (Taiwan)	30,600	78,329
Samsonite International SA, 144A*	32,400	92,320
Sanyo Shokai Ltd. (Japan)	1,500	24,521
Seiko Holdings Corp. (Japan)	2,500	47,774
Shenzhou International Group Holdings Ltd. (China)	15,000	170,427
Sri Rejeki Isman Tbk PT (Indonesia)	667,800	16,660
Tainan Spinning Co. Ltd. (Taiwan)	199,143	77,440
Tapestry, Inc.	2,921	98,584
Texwinca Holdings Ltd. (Hong Kong)	48,000	15,680

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Toung Loong Textile Manufacturing (Taiwan)	5,000	$6,261
TSI Holdings Co. Ltd. (Japan)	7,800	50,516
VF Corp.	1,688	120,422
Wacoal Holdings Corp. (Japan)	4,000	103,299
Xtep International Holdings Ltd. (China)	69,500	37,713
Yondoshi Holdings, Inc. (Japan)	1,400	27,860
Youngone Corp. (South Korea)*	1,621	55,677
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	22,000	70,339
Zig Sheng Industrial Co. Ltd. (Taiwan)	85,000	24,659

		9,560,019

Thrifts & Mortgage Finance — 0.1%
Aareal Bank AG (Germany)	2,176	67,588
Capitol Federal Financial, Inc.	6,201	79,187
Deutsche Pfandbriefbank AG (Germany), 144A	8,082	81,408
Genworth MI Canada, Inc. (Canada)(a)	2,800	82,449
Kearny Financial Corp.	7,594	97,355
MGIC Investment Corp.*	8,381	87,665
New York Community Bancorp, Inc.	11,148	104,903
Northwest Bancshares, Inc.	4,163	70,521
OneSavings Bank PLC (United Kingdom)	5,468	24,420
Oritani Financial Corp.	3,902	57,555
Paragon Banking Group PLC (United Kingdom)	68,633	338,417
Provident Financial Services, Inc.	4,048	97,678
Radian Group, Inc.	5,818	95,182
Walker & Dunlop, Inc.	984	42,558
Washington Federal, Inc.	4,253	113,598

		1,440,484

Tobacco — 0.4%
Altria Group, Inc.	20,792	1,026,917
British American Tobacco Malaysia Bhd (Malaysia)	1,200	10,471
British American Tobacco PLC (United Kingdom)	35,669	1,140,635
British American Tobacco PLC (United Kingdom), ADR	5,070	161,530
Gudang Garam Tbk PT (Indonesia)	9,900	57,625
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	100,300	25,892
Imperial Brands PLC (United Kingdom)	118,088	3,580,904
Japan Tobacco, Inc. (Japan)(a)	17,300	411,779
KT&G Corp. (South Korea)	2,260	205,817
Philip Morris International, Inc.	10,675	712,663
Scandinavian Tobacco Group A/S (Denmark), 144A	1,181	14,232
Swedish Match AB (Sweden)	68,581	2,707,048
Universal Corp.	1,341	72,615

		10,128,128

Trading Companies & Distributors — 0.4%
AerCap Holdings NV (Ireland)*	4,452	176,299
AKR Corporindo Tbk PT (Indonesia)	65,800	19,663
BayWa AG (Germany)	2,600	61,614
Beacon Roofing Supply, Inc.*	1,412	44,789
Brenntag AG (Germany)	2,975	129,107

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
Bunzl PLC (United Kingdom)	5,694	$172,158
China Aircraft Leasing Group Holdings Ltd. (China)	26,500	26,734
Cramo OYJ (Finland)	7,293	124,816
Diploma PLC (United Kingdom)	9,386	145,105
Fastenal Co.	1,854	96,946
Ferguson PLC	2,687	172,177
Ferreycorp SAA (Peru)	100,521	75,797
Fly Leasing Ltd. (Ireland), ADR*	2,864	30,244
Greater China Financial Holdings Ltd. (China)*	540,000	13,820
Hudaco Industries Ltd. (South Africa)	991	9,683
Inaba Denki Sangyo Co. Ltd. (Japan)	4,400	164,378
Inabata & Co. Ltd. (Japan)	5,300	67,415
Invicta Holdings Ltd. (South Africa)	2,184	5,276
ITOCHU Corp. (Japan)	39,100	664,066
Iwatani Corp. (Japan)	1,900	63,315
Kanamoto Co. Ltd. (Japan)	1,200	31,586
Kloeckner & Co. SE (Germany)	21,355	149,110
Lumax International Corp. Ltd. (Taiwan)	8,100	16,499
Marubeni Corp. (Japan)	57,300	401,486
Mitsubishi Corp. (Japan)	44,800	1,230,490
Mitsui & Co. Ltd. (Japan)	55,600	854,656
MSC Industrial Direct Co., Inc. (Class A Stock)	858	65,997
Nagase & Co. Ltd. (Japan)	7,400	101,843
Nishio Rent All Co. Ltd. (Japan)	2,100	62,859
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. (China) (Class B Stock)	15,500	19,017
Sojitz Corp. (Japan)	49,100	169,818
Sumitomo Corp. (Japan)	239,600	3,398,673
Tomoe Engineering Co. Ltd. (Japan)	2,200	48,272
Toromont Industries Ltd. (Canada)	2,000	79,490
Trencor Ltd. (South Africa)	13,094	25,981
W.W. Grainger, Inc.	330	93,179
Wakita & Co. Ltd. (Japan)	10,300	104,988
Watsco, Inc.	482	67,065
WESCO International, Inc.*	1,425	68,400

		9,252,811

Transportation Infrastructure — 0.2%
Aena SME SA (Spain), 144A	1,194	185,901
Aeroports de Paris (France)	464	88,185
Airports of Thailand PCL (Thailand)	67,700	133,641
Anhui Expressway Co. Ltd. (China) (Class H Stock)	14,000	8,373
ASTM SpA (Italy)	4,059	81,421
Atlantia SpA (Italy)	4,418	91,905
Auckland International Airport Ltd. (New Zealand)	20,607	99,114
Bangkok Expressway & Metro PCL (Thailand)	174,500	51,991
BBA Aviation PLC (United Kingdom)	30,002	83,575
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	176,000	186,622
CCR SA (Brazil)	22,600	65,309
China Merchants Port Holdings Co. Ltd. (China)	120,000	214,609

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (continued)
COSCO Shipping International Hong Kong Co. Ltd. (China)	100,000	$34,327
COSCO SHIPPING Ports Ltd. (China)	190,000	186,930
DP World Ltd. (United Arab Emirates)	4,288	73,019
EcoRodovias Infraestrutura e Logistica SA (Brazil)	5,200	12,585
Enav SpA (Italy), 144A	74,852	364,761
Flughafen Wien AG (Austria)	2,252	89,162
Flughafen Zurich AG (Switzerland)	2,741	454,614
Fraport AG Frankfurt Airport Services Worldwide (Germany)	901	64,782
Grindrod Ltd. (South Africa)*	44,152	18,889
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	6,900	32,931
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	7,100	57,857
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	426	64,156
Guangdong Provincial Expressway Development Co. Ltd. (China) (Class B Stock)	60,100	45,870
Hamburger Hafen und Logistik AG (Germany)	2,390	47,614
Hutchison Port Holdings Trust (Hong Kong) (Class U Stock), UTS	230,000	56,324
Jasa Marga Persero Tbk PT (Indonesia)	76,800	22,883
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	66,000	92,152
Kamigumi Co. Ltd. (Japan)	2,500	51,301
Macquarie Infrastructure Corp.	1,393	50,928
Mitsubishi Logistics Corp. (Japan)	4,000	90,815
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	5,675	54,244
Promotora y Operadora de Infraestructura SAB de CV (Mexico) (Class L Stock)	1,700	10,684
Qingdao Port International Co. Ltd. (China) (Class H Stock), 144A*	212,000	142,564
Qinhuangdao Port Co. Ltd. (China) (Class H Stock)	188,500	45,991
Regal International Airport Group Co. Ltd. (China) (Class H Stock)	34,000	27,687
Santos Brasil Participacoes SA (Brazil)	10,500	11,460
SATS Ltd. (Singapore)	18,100	61,853
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	52,000	57,338
Shenzhen International Holdings Ltd. (China)	80,000	153,543
Sociedad Matriz SAAM SA (Chile)	513,004	44,256
Societa Iniziative Autostradali e Servizi SpA (Italy)	4,972	68,914
TAV Havalimanlari Holding A/S (Turkey)	4,269	19,335
Transurban Group (Australia)	9,774	80,157
Westports Holdings Bhd (Malaysia)	21,300	18,619
Yuexiu Transport Infrastructure Ltd. (China)	58,000	44,030
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	266,000	230,732

		4,273,953

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.1%
Aguas Andinas SA (Chile) (Class A Stock)	37,613	$20,688
American States Water Co.	1,161	77,833
American Water Works Co., Inc.(a)	1,663	150,951
Aqua America, Inc.	3,148	107,630
Athens Water Supply & Sewage Co. SA (Greece)	4,519	25,857
Beijing Enterprises Water Group Ltd. (China)*	306,000	157,771
California Water Service Group	2,182	103,994
China Water Affairs Group Ltd. (Hong Kong)	56,000	59,945
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), ADR	13,100	105,717
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	2,900	46,039
Cia de Saneamento do Parana (Brazil), UTS	6,300	99,968
CT Environmental Group Ltd. (China)	198,000	7,973
Guangdong Investment Ltd. (China)	112,000	216,424
Inversiones Aguas Metropolitanas SA (Chile)	24,639	35,957
Manila Water Co., Inc. (Philippines)	71,500	38,532
Pennon Group PLC (United Kingdom)	25,170	222,578
Severn Trent PLC (United Kingdom)	3,885	89,991
SIIC Environment Holdings Ltd. (Singapore)	123,020	24,837
TTW PCL (Thailand)	95,300	36,272
United Utilities Group PLC (United Kingdom)	13,521	127,090

		1,756,047

Wireless Telecommunication Services — 0.4%
Advanced Info Service PCL (Thailand)	18,500	98,036
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	24,100	343,425
Axiata Group Bhd (Malaysia)	136,500	129,408
China Mobile Ltd. (China)	393,500	3,785,548
DiGi.Com Bhd (Malaysia)	7,600	8,265
Empresa Nacional de Telecomunicaciones SA (Chile)	7,443	57,716
Far EasTone Telecommunications Co. Ltd. (Taiwan)	40,000	99,315
Freenet AG (Germany)	11,712	228,512
KDDI Corp. (Japan)	35,700	853,193
Maxis Bhd (Malaysia)	33,200	42,897
Millicom International Cellular SA (Colombia), SDR	1,483	94,220
Mobile TeleSystems PJSC (Russia), ADR(a)	15,160	106,120
MTN Group Ltd. (South Africa)	51,564	318,997
NTT DOCOMO, Inc. (Japan)	20,400	459,312
Orange Belgium SA (Belgium)	1,604	31,731
PLDT, Inc. (Philippines), ADR	2,755	58,902
Rogers Communications, Inc. (Canada) (Class B Stock)	3,400	174,234
SK Telecom Co. Ltd. (South Korea)	1,151	278,129
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	38,449	42,599
Sprint Corp.*	9,863	57,403
Taiwan Mobile Co. Ltd. (Taiwan)	37,000	128,159
Tele2 AB (Sweden) (Class B Stock)	5,957	76,210
TIM Participacoes SA (Brazil), ADR	3,840	58,906

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services (continued)
T-Mobile US, Inc.*	3,633	$231,095
Turkcell Iletisim Hizmetleri A/S (Turkey)	24,532	56,338
VEON Ltd. (Russia), ADR	39,900	93,366
Vodacom Group Ltd. (South Africa)	14,158	129,917
Vodafone Group PLC (United Kingdom), ADR	74,475	1,435,878

		9,477,831

TOTAL COMMON STOCKS (cost $1,097,409,454)		1,038,586,994

PREFERRED STOCKS — 0.2%
Automobiles — 0.0%
Hyundai Motor Co. (South Korea) (2nd PRFC)	2,116	145,920

Banks — 0.1%
Banco ABC Brasil SA (Brazil) (PRFC)	6,300	27,438
Banco Davivienda SA (Colombia) (PRFC)	20,326	193,527
Grupo Aval Acciones y Valores SA (Colombia) (PRFC)	70,941	21,823
Itau Unibanco Holding SA (Brazil) (PRFC)	91,174	835,110
Itausa - Investimentos Itau SA (Brazil) (PRFC)	182,195	567,868

		1,645,766

Beverages — 0.0%
Coca-Cola Embonor SA (Chile) (PRFC B)	19,831	47,863
Embotelladora Andina SA (Chile) (PRFC B)	8,908	33,304

		81,167

Chemicals — 0.0%
Braskem SA (Brazil) (PRFC A)	3,500	42,787

Diversified Financial Services — 0.0%
Grupo de Inversiones Suramericana SA (Colombia) (PRFC)	9,991	95,618

Electric Utilities — 0.0%
Cia de Transmissao de Energia Eletrica Paulista (Brazil) (PRFC)	2,800	49,978
Cia Paranaense de Energia (Brazil) (PRFC B)	6,700	52,812

		102,790

Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao (Brazil) (PRFC)	3,800	79,397

Gas Utilities — 0.0%
Cia de Gas de Sao Paulo - COMGAS (Brazil) (PRFC A)	2,200	33,348

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	2,010	220,129

Independent Power & Renewable Electricity Producers — 0.0%
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	11,300	63,559

Industrial Conglomerates — 0.0%
CJ Corp. (South Korea) (PRFC)*	157	5,151

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	29,600	31,160

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

PREFERRED STOCKS (continued)	Shares	Value
Metals & Mining — 0.0%
Bradespar SA (Brazil) (PRFC)	8,300	$67,865
Cia Ferro Ligas da Bahia - FERBASA (Brazil) (PRFC)	3,900	20,578

		88,443

Multiline Retail — 0.0%
Lojas Americanas SA (Brazil) (PRFC)	3,500	17,790

Oil, Gas & Consumable Fuels — 0.1%
Bashneft PJSC (Russia) (PRFC)	3,308	85,623
Surgutneftegas PJSC (Russia) (PRFC)	1,173,700	657,897
Tatneft PJSC (Russia) (PRFC)	6,360	46,810
Transneft PJSC (Russia) (PRFC)	303	711,128

		1,501,458

TOTAL PREFERRED STOCKS (cost $3,835,982)		4,154,483

	Units

RIGHTS* — 0.0%
Airlines — 0.0%
Eva Airways Corp. (Taiwan), expiring 01/29/19	10,655	973

Electronic Equipment, Instruments & Components — 0.0%
Lotes Co. Ltd. (Taiwan), expiring 01/07/19	427	1,007

Machinery — 0.0%
CSBC Corp. (Taiwan), expiring 01/15/19	5,755	545

Media — 0.0%
Media General, Inc., CVR^	2,019	99

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA (Spain), expiring 01/09/19	28,620	13,117

TOTAL RIGHTS (cost $13,422)		15,741

	Shares

UNAFFILIATED EXCHANGE TRADED FUNDS — 1.2%
iShares iBoxx $ High Yield Corporate Bond Fund	268,493	21,774,782
iShares MSCI India ETF(a)	224,604	7,488,297

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $29,618,122)		29,263,079

UNAFFILIATED FUNDS — 0.1%
Goldman Sachs Local Emerging Markets Debt Fund	340,543	1,910,446
HBM Healthcare Investments AG (Class A Stock)*	793	125,645

TOTAL UNAFFILIATED FUNDS (cost $2,247,621)		2,036,091

	Units

WARRANTS* — 0.0%
Building Products — 0.0%
Dynasty Ceramic PCL (Thailand), expiring 05/07/21	93,360	1,978

WARRANTS* (continued)		Units	Value
Independent Power & Renewable Electricity Producers — 0.0%
Super Energy Corp. PCL (Thailand), expiring 08/31/20		105,360	$162

Media — 0.0%
VGI Global Media PCL (Thailand), expiring 09/11/22		19,780	231

Real Estate Management & Development — 0.0%
Country Group Development PCL (Thailand), expiring 06/26/21		116,020	855

Road & Rail — 0.0%
BTS Group Holdings PCL (Thailand), expiring 12/31/19		38,455	496

TOTAL WARRANTS (cost $ —)			3,722

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 7.8%
Automobiles — 0.4%
Chesapeake Funding II LLC,
Series 2017-2A, Class A1, 144A
1.990%	05/15/29	4,330	4,284,422
Mercedes-Benz Master Owner Trust,
Series 2017-BA, Class A, 1 Month LIBOR + 0.420%, 144A
2.875%(c)	05/16/22	5,400	5,400,522

			9,684,944

Collateralized Loan Obligations — 3.6%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A, 3 Month LIBOR + 1.420%, 144A
3.961%(c)	05/01/26	7,644	7,640,792
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class AR, 3 Month LIBOR + 1.100%, 144A
3.569%(c)	07/20/26	5,994	5,993,703
Series 2017-AA, Class A, 3 Month LIBOR + 1.260%, 144A
3.729%(c)	07/20/29	5,750	5,733,514
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-4RA, Class A, 3 Month LIBOR + 1.050%, 144A
3.559%(c)	01/28/31	7,450	7,368,159
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	07/15/29	6,500	6,482,028
Catamaran CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 3 Month LIBOR + 0.850%, 144A
3.359%(c)	01/27/28	6,650	6,569,727
Crown Point CLO Ltd. (Cayman Islands),
Series 2015-3A, Class A1AR, 3 Month LIBOR + 0.910%, 144A
3.346%(c)	12/31/27	8,650	8,614,729
Cutwater Ltd. (Cayman Islands),
Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	07/15/26	5,383	5,369,745

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 3 Month LIBOR + 0.750%, 144A
3.186%(c)	04/15/29	9,600	$9,388,679
Magnetite XVII Ltd. (Cayman Islands),
Series 2016-17A, Class AR, 3 Month LIBOR + 1.100%, 144A
3.569%(c)	07/20/31	9,550	9,456,924
Sound Point CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A, 3 Month LIBOR + 1.390%, 144A
3.867%(c)	01/23/29	2,000	2,002,346
TICP CLO Ltd. (Cayman Islands),
Series 2016-6A, Class A, 3 Month LIBOR + 1.550%, 144A
3.986%(c)	01/15/29	5,650	5,653,127
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1SR, 3 Month LIBOR + 0.890%, 144A
3.326%(c)	04/15/29	2,780	2,748,831
Voya CLO Ltd. (Cayman Islands),
Series 2017-3A, Class A1A, 3 Month LIBOR + 1.230%, 144A
3.699%(c)	07/20/30	2,900	2,889,056

			85,911,360

Credit Cards — 0.1%
Golden Credit Card Trust (Canada),
Series 2017-2A, Class A, 144A
1.980%	04/15/22	2,000	1,967,690

			1,967,690

Other — 0.9%
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL4, Class A, 1 Month LIBOR + 1.050%, 144A
3.505%(c)	09/15/35	8,700	8,634,927
KREF Ltd.,
Series 2018-FL1, Class A, 1 Month LIBOR + 1.100%, 144A
3.402%(c)	06/15/36	4,275	4,244,068
Orec Ltd. (Cayman Islands),
Series 2018-CRE1, Class A, 1 Month LIBOR + 1.180%, 144A
3.487%(c)	06/15/36	2,550	2,537,882
Ready Capital Mortgage Financing LLC,
Series 2018-FL2, Class A, 1 Month LIBOR + 0.850%, 144A
3.356%(c)	06/25/35	2,100	2,093,954
TPG Real Estate Finance Issuer Ltd. (Cayman Islands),
Series 2018-FL2, Class A, 1 Month LIBOR + 1.130%, 144A
3.585%(c)	11/15/37	3,800	3,774,646

			21,285,477

Student Loans — 2.8%
Access Group, Inc.,
Series 2015-1, Class A, 1 Month LIBOR + 0.700%, 144A
3.206%(c)	07/25/56	1,414	1,413,940

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Access to Loans for Learning Student Loan Corp.,
Series 2013-I, Class A, 1 Month LIBOR + 0.800%
3.115%(c)	02/25/41	861	$859,663
Chase Education Loan Trust,
Series 2007-A, Class A3, 3 Month LIBOR + 0.070%
2.883%(c)	12/28/23	150	149,330
ECMC Group Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.350%, 144A
3.856%(c)	07/26/66	3,750	3,802,122
Edsouth Indenture No. 5 LLC,
Series 2014-1, Class A, 1 Month LIBOR + 0.700%, 144A
3.206%(c)	02/25/39	1,612	1,617,920
Edsouth Indenture No. 6 LLC,
Series 2014-2, Class A, 1 Month LIBOR + 0.680%, 144A
3.186%(c)	05/25/39	1,976	1,950,638
Edsouth Indenture No. 10 LLC,
Series 2015-2, Class A, 1 Month LIBOR + 1.000%, 144A
3.506%(c)	12/25/56	2,203	2,219,186
Education Loan Asset-Backed Trust,
Series 2013-1, Class A2, 1 Month LIBOR + 0.800%, 144A
3.306%(c)	04/26/32	7,800	7,833,601
Higher Education Funding,
Series 2014-1, Class A, 3 Month LIBOR + 1.050%, 144A
3.739%(c)	05/25/34	3,909	3,942,096
Montana Higher Education Student Assistance Corp.,
Series 2012-1, Class A3, 1 Month LIBOR + 1.050%
3.520%(c)	07/20/43	2,850	2,853,720
Navient Student Loan Trust,
Series 2016-5A, Class A, 1 Month LIBOR + 1.250%, 144A
3.756%(c)	06/25/65	8,096	8,156,670
Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A
3.656%(c)	03/25/66	4,065	4,078,991
Series 2017-2A, Class A, 1 Month LIBOR + 1.050%, 144A
3.556%(c)	12/27/66	6,876	6,875,721
Nelnet Student Loan Trust,
Series 2006-1, Class A5, 3 Month LIBOR + 0.110%
2.763%(c)	08/23/27	1,537	1,532,534
Series 2006-1, Class A6, 3 Month LIBOR + 0.450%, 144A
3.103%(c)	08/23/36	4,950	4,827,460
Series 2013-5A, Class A, 1 Month LIBOR + 0.630%, 144A
3.136%(c)	01/25/37	667	665,640
New Hampshire Higher Education Loan Corp.,
Series 2011-1, Class A3, 3 Month LIBOR + 0.850%
3.340%(c)	10/25/37	3,350	3,349,699
North Carolina State Education Assistance Authority,
Series 2010-1, Class A1, 3 Month LIBOR + 0.900%
3.390%(c)	07/25/41	1,673	1,671,996
PHEAA Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.150%, 144A
3.656%(c)	09/25/65	3,898	3,944,410
Scholar Funding Trust,
Series 2010-A, Class A, 3 Month LIBOR + 0.750%, 144A
3.259%(c)	10/28/41	1,226	1,210,696
SLC Student Loan Trust,
Series 2006-2, Class A5, 3 Month LIBOR + 0.100%
2.888%(c)	09/15/26	1,864	1,860,913
SLM Student Loan Trust,
Series 2005-3, Class A5, 3 Month LIBOR + 0.090%
2.580%(c)	10/25/24	690	689,654

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
South Carolina Student Loan Corp.,
Series 2010-1, Class A2, 3 Month LIBOR + 1.000%
3.490%(c)	07/25/25	296	$297,418
Series 2014-1, Class A1, 1 Month LIBOR + 0.750%
3.270%(c)	05/01/30	2,955	2,962,024

			68,766,042

TOTAL ASSET-BACKED SECURITIES (cost $187,500,365)			187,615,513

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Bancorp Commercial Mortgage (The),
Series 2018-CRE4, Class A, 1 Month LIBOR + 0.900%, 144A
3.355%(c)	09/15/35	2,335	2,330,833
Exantas Capital Corp. (Cayman Islands),
Series 2018-RSO6, Class A, 1 Month LIBOR + 0.830%, 144A
3.285%(c)	06/15/35	4,950	4,881,468

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,285,049)			7,212,301

CORPORATE BONDS — 18.0%
Aerospace & Defense — 0.5%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.450%	11/01/28	900	890,147
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	2,800	2,656,878
3.250%	01/15/28	2,950	2,752,354
4.750%	06/01/43	525	530,739
United Technologies Corp.,
Sr. Unsec’d. Notes
3.350%	08/16/21	875	872,632
3.950%	08/16/25	3,125	3,100,798
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
3.279%(c)	08/16/21	850	846,806

			11,650,354

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24	2,280	2,100,094
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.000%	06/12/22	2,050	2,027,903
4.450%	06/12/25	425	409,800

			4,537,797

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21	2,800	2,716,875

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks — 4.9%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, MTN, 144A
4.750%	10/12/23			3,100	$3,069,322
Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A
4.850%	10/30/20		PEN	1,050	311,556
Banco Macro SA (Argentina),
Sr. Unsec’d. Notes, 144A
17.500%	05/08/22		ARS	4,020	69,384
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
4.250%	04/11/27			200	186,860
4.379%	04/12/28			800	746,980
Bank of America Corp.,
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28			1,314	1,227,472
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27			100	92,565
3.824%(ff)	01/20/28			550	533,555
3.864%(ff)	07/23/24			3,050	3,042,735
4.000%	04/01/24			1,460	1,468,092
4.125%	01/22/24			2,500	2,534,068
4.271%(ff)	07/23/29			100	99,531
Sub. Notes, MTN
4.183%	11/25/27			525	504,612
4.450%	03/03/26			1,675	1,655,897
Bank of New York Mellon Corp. (The),
Sub. Notes, MTN
3.300%	08/23/29			1,150	1,075,801
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
4.610%(ff)	02/15/23			2,825	2,801,160
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25			1,225	1,152,820
Sr. Unsec’d. Notes, 144A
3.500%	03/01/23			4,625	4,483,995
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23			2,450	2,406,934
4.625%	09/12/28			1,225	1,203,863
Capital One NA,
Sr. Unsec’d. Notes
2.650%	08/08/22			2,210	2,122,273
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21			3,600	3,546,539
2.700%	10/27/22			2,900	2,795,460
3.400%	05/01/26			1,800	1,693,115
Sub. Notes
4.125%	07/25/28	(a)		1,575	1,478,053
4.600%	03/09/26			925	912,920
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes
3.125%	04/26/21			2,225	2,216,858
Credit Agricole SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24			1,475	1,379,101
Sub. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
4.375%	03/17/25			1,225	$1,185,936
Credit Suisse AG (Switzerland),
Sub. Notes, 144A
6.500%	08/08/23			475	495,188
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29			2,250	2,093,199
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
4.550%	04/17/26			544	538,607
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19			450	449,145
2.700%	07/13/20			6,550	6,370,775
8.250%	05/19/36			5,100,000	351,467
Sr. Unsec’d. Notes, EMTN, 144A
7.500%	08/19/32		IDR	3,000,000	195,845
Dominican Republic Central Bank Notes (Dominican Republic),
Unsec’d. Notes, 144A
11.000%	09/15/23		DOP	6,230	123,580
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23			2,175	2,128,580
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.640%(c)	05/18/24			1,125	1,095,565
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	(a)		2,050	2,060,709
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(ff)	—	(rr)		2,200	2,172,500
Sr. Unsec’d. Notes
3.250%	09/23/22			4,675	4,637,878
3.509%(ff)	01/23/29			2,225	2,106,861
3.782%(ff)	02/01/28			1,250	1,213,400
3.882%(ff)	07/24/38			850	771,960
4.023%(ff)	12/05/24			5,400	5,442,966
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes, MTN, 144A
8.375%	03/15/24		IDR	12,456,000	880,062
Unsec’d. Notes, EMTN, 144A
8.375%	03/17/34		IDR	3,040,000	212,880
8.750%	05/17/31		IDR	15,888,000	1,150,987
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.490%
3.079%(c)	05/07/21			1,800	1,781,854
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27			1,650	1,568,156
3.737%(ff)	04/24/24			1,825	1,809,459
Sr. Unsec’d. Notes, GMTN
3.700%	10/23/24			4,575	4,499,011
Sr. Unsec’d. Notes, MTN
3.875%	04/29/24			675	671,774
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.400%
3.887%(c)	10/24/23			2,500	2,487,845
PNC Bank NA,
Sub. Notes
4.050%	07/26/28			1,275	1,280,783

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%
2.910%(c)	04/30/21		2,125	$2,107,184
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.498%(ff)	05/15/23		2,530	2,432,892
3.875%	09/12/23		1,836	1,760,150
4.519%(ff)	06/25/24		1,650	1,619,030
4.892%(ff)	05/18/29		200	190,909
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
2.650%	04/17/20		1,150	1,135,121
Standard Chartered Bank (United Kingdom),
Sr. Unsec’d. Notes, EMTN, 144A
7.500%	08/18/32	IDR	1,153,000	74,628
8.750%	05/17/31	IDR	39,800,000	2,883,264
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.247%(ff)	01/20/23		3,281	3,248,049
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
3.000%	04/15/21		3,350	3,324,091
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26		3,525	3,263,179

				116,626,990

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
4.700%	02/01/36		850	788,288
4.900%	02/01/46		1,400	1,298,340
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28		1,350	1,291,320
4.600%	04/15/48		400	358,504
BacardiLtd. (Bermuda),
Gtd. Notes, 144A
5.300%	05/15/48		1,575	1,421,857
Constellation Brands, Inc.,
Gtd. Notes
4.400%	11/15/25		800	801,583
Gtd. Notes, 3 Month LIBOR + 0.700%
3.209%(c)	11/15/21		1,100	1,086,824
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A
4.057%	05/25/23		4,550	4,534,250

				11,580,966

Chemicals — 0.5%
DowDuPont, Inc.,
Sr. Unsec’d. Notes
4.205%	11/15/23		1,650	1,686,547
4.493%	11/15/25		1,000	1,029,576
4.725%	11/15/28		1,000	1,032,402
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.750%	06/01/22		450	435,604
3.450%	06/01/27		1,250	1,165,208

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
4.500%	06/01/47	725	$653,779
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20	2,910	2,888,914
3.933%	04/23/21	3,595	3,545,879

			12,437,909

Commercial Services — 0.0%
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	11/01/26	1,250	1,166,316
3.950%	12/01/47	104	97,448

			1,263,764

Computers — 0.5%
Apple, Inc.,
Sr. Unsec’d. Notes
2.450%	08/04/26	4,575	4,228,358
2.750%	01/13/25	2,125	2,049,051
4.650%	02/23/46	825	873,294
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23	5,000	5,088,201
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.900%	10/15/25	1,100	1,108,649

			13,347,553

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23	1,975	1,877,655
4.625%	07/01/22	1,950	1,956,775
American Express Co.,
Sub. Notes
3.625%	12/05/24	875	855,379
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
4.625%	01/07/21	1,100	1,102,841
Nuveen LLC,
Gtd. Notes, 144A
4.000%	11/01/28	1,025	1,056,187
Synchrony Financial,
Sr. Unsec’d. Notes
4.500%	07/23/25	1,157	1,055,052
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22	1,075	1,063,468

			8,967,357

Electric — 0.9%
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23	950	955,860
4.250%	06/15/28	250	248,166
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.950%	09/15/27	1,575	1,491,487

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	1,827	$2,186,947
Duke Energy Carolinas LLC,
First Mortgage
3.950%	03/15/48	1,100	1,049,616
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27	2,875	2,683,859
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26	1,100	1,014,836
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	1,150	1,124,584
Florida Power & Light Co.,
First Mortgage
3.950%	03/01/48	1,025	1,001,059
4.125%	02/01/42	1,919	1,935,033
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes, 144A
4.250%	08/01/23	850	787,587
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
6.000%	08/31/36	320	350,400
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.936%(c)	01/15/21	2,625	2,580,915
Southern California Edison Co.,
First Ref. Mortgage
4.050%	03/15/42	1,750	1,640,615
Southern Co. (The),
Sr. Unsec’d. Notes
3.250%	07/01/26	2,450	2,295,046

			21,346,010

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	10/31/46	230	201,825
5.500%	07/31/47	200	175,752

			377,577

Foods — 0.3%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
5.400%	11/01/48	1,275	1,174,238
Smithfield Foods, Inc.,
Gtd. Notes, 144A
2.700%	01/31/20	1,150	1,134,430
Sr. Unsec’d. Notes, 144A
2.650%	10/03/21	3,350	3,201,607
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.900%	09/28/23	1,350	1,348,121

			6,858,396

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes, 144A
3.650%	06/15/23		1,475	$1,477,496

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/28	(a)	1,450	1,491,532

Healthcare-Products — 0.3%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22		1,525	1,476,993
3.363%	06/06/24		2,525	2,425,204
4.669%	06/06/47		625	587,847
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.875%
3.678%(c)	12/29/20		3,050	3,019,346

				7,509,390

Healthcare-Services — 0.1%
Northwell Healthcare, Inc.,
Sec’d. Notes
6.150%	11/01/43		1,350	1,627,843
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35		725	768,495

				2,396,338

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26		2,625	2,525,428
4.125%	02/15/24		1,100	1,104,503
4.200%	04/01/28		975	939,279
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26		1,875	1,872,286
Great-West Lifeco Finance 2018 LP (Canada),
Gtd. Notes, 144A
4.047%	05/17/28		775	788,310
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47		1,100	996,110
6.063%	03/30/40		1,200	1,458,985
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		605	627,337

				10,312,238

Internet — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.400%	02/22/23		1,725	1,670,110
3.875%	08/22/37		925	893,324
4.800%	12/05/34		2,150	2,302,952

				4,866,386

Investment Companies — 0.0%
Huarong Finance II Co. Ltd. (China),
Gtd. Notes, EMTN
5.500%	01/16/25		200	200,429

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 1.0%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37		700	$858,612
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		1,725	1,723,140
4.464%	07/23/22		4,325	4,366,544
4.500%	02/01/24		2,000	1,996,963
4.908%	07/23/25		2,275	2,262,168
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28		1,725	1,620,091
3.300%	02/01/27		1,289	1,228,485
3.700%	04/15/24		4,525	4,552,625
4.150%	10/15/28		2,175	2,208,566
4.250%	10/15/30		1,025	1,036,590
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		323	294,344
Walt Disney Co. (The),
Sr. Unsec’d. Notes, GMTN
4.125%	06/01/44	(a)	1,200	1,188,604

				23,336,732

Mining — 0.0%
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.710%	11/15/23		310	315,438

Multi-National — 0.5%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
7.375%	04/06/23		9,470	11,146,447

Oil & Gas — 1.1%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.550%	03/15/26		450	471,302
6.450%	09/15/36		850	917,996
BP Capital Markets America, Inc.,
Gtd. Notes
3.224%	04/14/24		2,300	2,251,858
4.234%	11/06/28		1,325	1,363,112
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.850%	06/01/27		1,775	1,674,394
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)	1,150	1,047,446
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28		1,200	1,173,841
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28	(a)	300	282,229
4.500%	04/15/23		5,375	5,289,952
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42		660	570,813

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
5.600%	07/15/41		525	$497,806
5.850%	12/15/25	(a)	518	549,408
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27		1,500	1,425,303
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.625%	09/15/24		925	900,066
Sr. Unsec’d. Notes, 144A
3.800%	04/01/28		700	656,905
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.625%	07/01/24		1,450	1,468,125
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes(d)
6.000%	10/28/22		2,090	249,755
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.350%	02/12/48		632	505,600
6.375%	02/04/21		53	53,583
6.500%	03/13/27		440	413,600
6.625%	06/15/35		20	17,460
Gtd. Notes, MTN
6.750%	09/21/47		264	218,299
Phillips 66,
Gtd. Notes
3.900%	03/15/28		2,200	2,125,171
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22		425	426,262
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes
4.125%	01/28/25		250	244,273
Sr. Unsec’d. Notes, 144A
3.667%	11/30/27		510	463,528
Shell International Finance BV (Netherlands),
Gtd. Notes
4.550%	08/12/43		775	805,561
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.350%	06/01/28		950	941,129

				27,004,777

Pharmaceuticals — 1.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.750%	11/14/23		1,750	1,741,154
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.875%	12/15/23		2,425	2,381,005
4.250%	12/15/25		2,975	2,895,451
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23		5,200	5,182,684
CVS Health Corp.,
Sr. Unsec’d. Notes
3.500%	07/20/22		1,700	1,688,335
3.875%	07/20/25		2,700	2,631,151
4.000%	12/05/23		2,250	2,256,429

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
4.125%	05/15/21	1,275	$1,290,095
4.780%	03/25/38	700	670,779
5.050%	03/25/48	575	559,251
5.125%	07/20/45	425	413,699
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes, 144A
3.912%	08/27/21	1,950	1,962,133
4.272%	08/28/23	750	749,366
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.800%	07/21/23	1,340	1,154,069

			25,575,601

Pipelines — 1.3%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47	1,640	1,601,181
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20	1,300	1,295,529
Energy Transfer Operating LP,
Gtd. Notes
4.200%	09/15/23	2,275	2,242,104
4.650%	06/01/21	675	686,739
4.950%	06/15/28	400	391,365
5.300%	04/15/47	875	771,205
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23	4,100	4,091,184
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	600	524,008
4.700%	04/15/48	450	390,827
4.800%	02/15/29	600	598,522
5.500%	02/15/49	1,450	1,410,434
ONEOK, Inc.,
Gtd. Notes
4.550%	07/15/28	2,225	2,196,079
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23	1,175	1,149,622
4.500%	12/15/26	2,075	1,998,641
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23	650	684,828
5.625%	03/01/25	2,275	2,362,496
6.250%	03/15/22	1,750	1,840,107
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24	650	630,512
5.400%	10/01/47	700	634,344
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25	1,275	1,201,206

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22	840	$824,216
3.900%	01/15/25	1,575	1,530,212
4.000%	09/15/25	1,100	1,062,118

			30,117,479

Real Estate Investment Trusts (REITs) — 0.7%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23	3,000	2,978,334
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.150%	07/15/23	2,975	2,859,822
CubeSmart LP,
Gtd. Notes
4.375%	12/15/23	1,125	1,150,687
Duke Realty LP,
Sr. Unsec’d. Notes
4.000%	09/15/28	1,050	1,042,306
Kilroy Realty LP,
Gtd. Notes
3.800%	01/15/23	4,250	4,232,081
4.750%	12/15/28	1,075	1,094,880
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25	1,250	1,196,582
VEREIT Operating Partnership LP,
Gtd. Notes
4.625%	11/01/25	1,875	1,878,494

			16,433,186

Retail — 0.3%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	1,300	1,249,760
4.200%	05/15/28	625	591,999
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/24	1,075	1,099,173
3.900%	12/06/28	1,275	1,305,926
Starbucks Corp.,
Sr. Unsec’d. Notes
3.800%	08/15/25	2,225	2,200,344
Walmart, Inc.,
Sr. Unsec’d. Notes
4.050%	06/29/48	925	920,392

			7,367,594

Semiconductors — 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.650%	01/15/23	1,025	953,909
3.000%	01/15/22	2,225	2,139,790
3.125%	01/15/25	825	744,777
3.625%	01/15/24	2,800	2,649,082
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A
3.922%	06/01/21	1,300	1,289,584

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors (continued)
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/15/20		1,000	$995,350
4.125%	06/01/21		2,075	2,049,063
4.625%	06/01/23		225	220,500

				11,042,055

Software — 0.2%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/23		750	754,671
4.200%	10/01/28		1,225	1,222,545
Microsoft Corp.,
Sr. Unsec’d. Notes
3.125%	11/03/25		2,200	2,175,899
Oracle Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/46		1,400	1,306,319

				5,459,434

Telecommunications — 1.1%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.000%	06/09/19	MXN	2,010	100,582
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22		1,750	1,706,689
3.400%	05/15/25		1,825	1,718,516
3.600%	02/17/23		2,828	2,810,476
3.800%	03/15/22		3,325	3,339,497
4.125%	02/17/26		1,600	1,563,523
4.250%	03/01/27		3,000	2,935,079
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
5.125%	12/04/28		475	477,674
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.570%	04/27/23		1,575	1,617,785
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26		675	611,976
4.125%	08/15/46		25	22,057
4.329%	09/21/28		5,082	5,102,886
4.862%	08/21/46		100	98,277
5.012%	04/15/49		1,132	1,127,927
5.250%	03/16/37		700	729,167
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24		3,675	3,622,196

				27,584,307

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.050%	06/15/48		1,100	1,060,096
4.900%	04/01/44		700	754,712

				1,814,808

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22		875	$865,232
4.875%	07/11/22		1,075	1,113,008

				1,978,240

TOTAL CORPORATE BONDS (cost $440,290,396)				429,141,455

SOVEREIGN BONDS — 2.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes
4.125%	10/11/47		1,660	1,589,450
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		630	611,251
3.125%	10/11/27		1,020	974,141
4.125%	10/11/47		320	306,400
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
50.225%(c)	04/03/22	ARS	1,285	31,903
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.250%
48.797%(c)	03/01/20	ARS	18,350	470,471
Argentina Treasury Bond BONCER (Argentina),
Bonds
2.500%	07/22/21	ARS	475	19,507
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.260%(cc)	12/31/38	EUR	10	6,265
2.500%(cc)	12/31/38		110	60,281
3.375%	01/15/23	EUR	140	125,918
5.000%	01/15/27	EUR	200	164,762
5.250%	01/15/28	EUR	190	155,367
5.875%	01/11/28		100	71,875
6.875%	01/11/48		70	48,738
Bonos de la Nacion Argentina con Ajuste por CER (Argentina),
Bonds
3.750%	02/08/19	ARS	2,855	107,448
4.000%	03/06/20	ARS	675	22,520
Bonos De La Nacion Argentina En Moneda Dua (Argentina),
Unsec’d. Notes
4.500%	06/21/19		225	225,301
Bonos de la Nacion Argentina en Moneda Dua (Argentina),
Unsec’d. Notes
4.500%	02/13/20		190	176,225
Bonos de La Tesoreria de La Republica En Pesos (Chile),
Bonds
4.500%	03/01/21	CLP	330,000	484,645
4.500%	03/01/26	CLP	840,000	1,232,039
5.000%	03/01/35	CLP	155,000	232,953
Unsec’d. Notes
4.500%	02/28/21	CLP	100,000	146,851
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50	BRL	143	134,776
10.000%	01/01/21	BRL	7,811	2,107,941
10.000%	01/01/23	BRL	3,957	1,069,574
10.000%	01/01/27	BRL	1,724	464,998

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
10.000%	01/01/29	BRL	317	$85,811
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
5.500%	08/05/20	CLP	258,500	382,799
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	03/21/23	COP	239,000	69,628
7.750%	04/14/21	COP	440,000	140,976
Colombian TES (Colombia),
Bonds
7.000%	06/30/32	COP	4,166,400	1,265,607
7.500%	08/26/26	COP	1,092,100	354,323
10.000%	07/24/24	COP	3,931,200	1,424,071
11.000%	07/24/20	COP	14,304,300	4,776,835
Bonds, TIPS
3.300%	03/17/27	COP	242,814	76,258
3.500%	03/10/21	COP	1,336,596	418,455
3.500%	05/07/25	COP	75,815	24,485
4.750%	02/23/23	COP	3,223,817	995,548
Sr. Unsec’d. Notes
6.250%	11/26/25	COP	807,400	245,606
Czech Republic Government Bond (Czech Republic),
Bonds
0.250%	02/10/27	CZK	4,720	184,503
1.000%	06/26/26	CZK	34,080	1,415,622
2.500%	08/25/28	CZK	4,630	216,542
4.200%	12/04/36	CZK	3,170	175,272
Dominican Republic Bond (Dominican Republic),
Bonds
12.000%	03/05/32	DOP	16,900	353,223
Dominican Republic International Bond (Dominican Republic),
Bonds
11.500%	05/10/24	DOP	100	2,065
Sr. Unsec’d. Notes, 144A
8.900%	02/15/23	DOP	11,850	230,425
Unsec’d. Notes
11.375%	07/06/29	DOP	100	2,030
Hungary Government Bond (Hungary),
Bonds
2.500%	10/24/24	HUF	61,150	220,060
2.750%	12/22/26	HUF	185,240	651,601
3.000%	10/27/27	HUF	16,340	58,280
5.500%	06/24/25	HUF	40,650	170,014
6.750%	10/22/28	HUF	440	2,050
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, MTN
4.125%	01/15/25		4,620	4,545,775
5.875%	01/15/24		240	255,864
Sr. Unsec’d. Notes, MTN, 144A
3.850%	07/18/27		1,550	1,472,813
4.125%	01/15/25		550	541,164
4.750%	01/08/26		470	476,154
4.750%	07/18/47		1,450	1,359,558
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
7.875%	04/15/19	IDR	2,000,000	138,889
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes
3.500%	03/20/27		7,630	7,586,845

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Malaysia Government Bond (Malaysia),
Sr. Unsec’d. Notes
3.418%	08/15/22	MYR	620	$148,346
3.480%	03/15/23	MYR	530	126,564
3.654%	10/31/19	MYR	1,230	298,142
3.800%	08/17/23	MYR	2,680	646,532
3.889%	07/31/20	MYR	100	24,329
3.955%	09/15/25	MYR	1,260	303,380
4.048%	09/30/21	MYR	560	136,908
4.160%	07/15/21	MYR	130	31,864
4.232%	06/30/31	MYR	800	190,024
4.378%	11/29/19	MYR	1,440	351,297
4.498%	04/15/30	MYR	1,860	454,234
5.734%	07/30/19	MYR	1,750	428,921
Malaysia Government Investment Issue (Malaysia),
Sr. Unsec’d. Notes
3.558%	04/30/19	MYR	1,860	450,473
3.743%	08/26/21	MYR	500	121,024
3.990%	10/15/25	MYR	60	14,440
4.070%	09/30/26	MYR	170	40,899
4.786%	10/31/35	MYR	540	130,413
Unsec’d. Notes
4.128%	08/15/25	MYR	960	233,071
4.724%	06/15/33	MYR	210	51,475
Mexican Bonos (Mexico),
Bonds
5.750%	03/05/26	MXN	3,613	155,314
6.500%	06/10/21	MXN	655	31,818
6.500%	06/09/22	MXN	370	17,650
7.500%	06/03/27	MXN	400	18,886
7.750%	05/29/31	MXN	14,878	698,641
8.000%	11/07/47	MXN	5,420	249,082
10.000%	12/05/24	MXN	95	5,156
10.000%	11/20/36	MXN	4,138	231,719
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	907	41,833
7.750%	11/13/42	MXN	1,089	48,912
8.000%	12/07/23	MXN	597	29,669
8.500%	11/18/38	MXN	186	9,110
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A
6.150%	08/12/32	PEN	5,450	1,641,391
Peruvian Government International Bond (Peru),
Bonds
6.714%	02/12/55	PEN	133	40,944
Sr. Unsec’d. Notes
6.900%	08/12/37	PEN	418	132,802
6.950%	08/12/31	PEN	80	25,792
Sr. Unsec’d. Notes, 144A
6.350%	08/12/28	PEN	249	77,416
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		270	273,059
4.500%	04/23/28		270	281,813
5.103%	04/23/48		1,840	1,932,460
Russian Federal Bond (Russia),
Bonds
6.900%	05/23/29	RUB	20,030	255,197
7.000%	01/25/23	RUB	14,700	202,542
7.100%	10/16/24	RUB	23,840	323,273

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
7.250%	05/10/34	RUB	260	$3,329
7.600%	07/20/22	RUB	850	12,053
7.700%	03/23/33	RUB	15,750	210,610
7.750%	09/16/26	RUB	81,350	1,120,277
8.150%	02/03/27	RUB	58,260	819,445
8.500%	09/17/31	RUB	18,840	269,452
South Africa Government Bond (South Africa),
Bonds
6.500%	02/28/41	ZAR	10	485
8.000%	01/31/30	ZAR	7,476	469,977
8.250%	03/31/32	ZAR	5,885	366,321
8.500%	01/31/37	ZAR	21,530	1,329,275
8.750%	01/31/44	ZAR	2,784	172,105
8.875%	02/28/35	ZAR	2,465	159,029
9.000%	01/31/40	ZAR	17,776	1,134,595
10.500%	12/21/26	ZAR	19,500	1,474,376
Thailand Government Bond (Thailand),
Sr. Unsec’d. Notes
2.000%	12/17/22	THB	57,500	1,759,431
2.125%	12/17/26	THB	6,840	205,254
2.400%	12/17/23	THB	16,300	505,917
2.550%	06/26/20	THB	6,180	191,977
3.400%	06/17/36	THB	15,860	511,094
3.580%	12/17/27	THB	5,900	197,198
3.625%	06/16/23	THB	4,500	146,930
3.650%	06/20/31	THB	10,420	349,164
3.775%	06/25/32	THB	33,170	1,121,044
3.850%	12/12/25	THB	15,860	532,591
3.875%	06/13/19	THB	3,730	115,680
Sr. Unsec’d. Notes, TIPS
1.200%	07/14/21	THB	9,134	292,820
Turkey Government Bond (Turkey),
Bonds
9.200%	09/22/21	TRY	710	110,005
10.500%	08/11/27	TRY	1,680	235,851
10.700%	08/17/22	TRY	3,140	482,762
11.000%	03/02/22	TRY	1,400	221,672
11.000%	02/24/27	TRY	2,350	343,009
12.200%	01/18/23	TRY	3,400	545,413
16.200%	06/14/23	TRY	1,670	305,128
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28	UYU	2,475	64,901
Sr. Unsec’d. Notes, TIPS
4.375%	12/15/28	UYU	2,899	84,525

TOTAL SOVEREIGN BONDS (cost $73,011,413)				68,131,261

MUNICIPAL BONDS — 0.4%
California — 0.2%
State of California,
General Obligation Unlimited, BABs
7.550%	04/01/39		3,300	4,727,415

Illinois — 0.2%
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33		2,920	2,784,016
General Obligation Unlimited, BABs
6.630%	02/01/35		1,105	1,174,991

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois (continued)
7.350%	07/01/35	220	$243,855

			4,202,862

TOTAL MUNICIPAL BONDS (cost $9,148,754)			8,930,277

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
Fannie Mae REMICS,
Series 2007-33, Class HF, 1 Month LIBOR + 0.350%
2.856%(c)	04/25/37	263	264,607
Series 2011-52, Class GB
5.000%	06/25/41	1,127	1,215,351
Series 2011-99, Class DB
5.000%	10/25/41	1,104	1,191,019
Series 2012-111, Class B
7.000%	10/25/42	172	199,147
Series 2012-153, Class B
7.000%	07/25/42	626	715,787
Freddie Mac REMICS,
Series 2755, Class ZA
5.000%	02/15/34	570	616,621
Series 4273, Class PD
6.500%	11/15/43	1,107	1,251,638
Permanent Master Issuer PLC (Netherlands),
Series 2018-1A, Class 1A1, 3 Month LIBOR + 0.380%, 144A
2.816%(c)	07/15/58	8,300	8,256,076

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $13,637,423)			13,710,246

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.5%
Federal Home Loan Mortgage Corp.
3.000%	05/01/42	126	124,002
3.000%	07/01/42	20	19,718
3.000%	08/01/42	128	125,826
3.000%	08/01/42	28	27,154
3.000%	08/01/42	22	21,502
3.000%	10/01/42	67	66,349
3.000%	10/01/42	18	17,743
3.000%	12/01/42	20	19,358
3.000%	01/01/43	142	139,738
3.000%	02/01/43	369	362,796
3.000%	02/01/43	144	141,822
3.000%	03/01/43	941	925,677
3.000%	03/01/43	797	783,492
3.000%	06/01/43	645	633,576
4.000%	02/01/41	39	39,811
4.000%	02/01/41	21	21,445
4.500%	08/01/48	3,927	4,117,374
5.000%	04/01/33	46	48,438
5.000%	08/01/33	237	251,639
5.000%	08/01/33	1	1,293
5.000%	09/01/33	5	4,969
5.000%	09/01/33	1	694
5.000%	10/01/33	1	859
5.000%	04/01/34	1	1,211
5.000%	11/01/34	6	6,503

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	12/01/34	211	$223,580
5.000%	12/01/34	140	147,919
5.000%	07/01/35	1	1,217
5.000%	11/01/35	5	5,332
5.000%	04/01/37	173	183,728
5.000%	01/01/39	29	30,700
5.000%	04/01/39	219	231,663
5.000%	07/01/39	27	28,527
Federal National Mortgage Assoc.
3.000%	11/01/42	24	23,328
3.000%	12/01/42	848	834,410
3.000%	12/01/42	198	194,807
3.000%	12/01/42	78	76,437
3.000%	12/01/42	48	46,998
3.000%	12/01/42	46	45,065
3.000%	12/01/42	41	40,645
3.000%	12/01/42	20	20,095
3.000%	12/01/42	19	18,243
3.000%	01/01/43	208	204,798
3.000%	01/01/43	101	99,459
3.000%	01/01/43	73	71,824
3.000%	01/01/43	52	51,050
3.000%	01/01/43	34	32,936
3.000%	01/01/43	33	32,517
3.000%	01/01/43	25	24,621
3.000%	01/01/43	23	22,632
3.000%	01/01/43	21	20,869
3.000%	01/01/43	21	20,779
3.000%	01/01/43	20	19,447
3.000%	01/01/43	17	16,918
3.000%	01/01/43	17	16,718
3.000%	01/01/43	15	14,286
3.000%	03/01/43	1,420	1,396,225
3.000%	03/01/43	433	425,282
3.000%	03/01/43	195	191,931
3.000%	03/01/43	25	24,940
3.000%	03/01/43	25	24,170
3.000%	04/01/43	1,780	1,750,246
3.000%	04/01/43	228	224,540
3.000%	04/01/43	219	215,427
3.000%	04/01/43	199	195,526
3.000%	04/01/43	108	106,554
3.000%	04/01/43	64	62,913
3.000%	04/01/43	48	47,425
3.000%	05/01/43	892	876,211
3.000%	05/01/43	463	454,833
3.000%	05/01/43	417	410,266
3.000%	05/01/43	219	215,644
3.000%	05/01/43	101	99,388
3.000%	05/01/43	88	86,909
3.000%	03/01/44	888	871,557
4.000%	11/01/45	759	774,191
4.000%	03/01/46	254	259,643
4.000%	03/01/46	225	229,172
4.000%	06/01/46	332	338,615
4.000%	08/01/46	81	82,498
4.000%	10/01/46	440	449,288
4.000%	10/01/46	96	97,580

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/47	766	$784,300
4.000%	12/01/47	1,164	1,193,518
4.000%	01/01/48	2,953	3,028,767
4.000%	02/01/48	2,879	2,949,332
4.000%	02/01/48	2,111	2,162,781
4.000%	02/01/48	1,850	1,897,833
4.000%	02/01/48	739	758,268
4.000%	03/01/48	3,856	3,950,473
4.000%	05/01/48	958	981,130
4.000%	06/01/48	1,945	1,995,328
4.000%	06/01/48	1,933	1,984,513
4.000%	07/01/48	1,946	1,998,280
4.000%	07/01/48	985	1,009,424
4.000%	07/01/48	981	1,004,186
4.000%	07/01/48	980	1,002,804
4.000%	07/01/48	975	1,000,251
4.500%	TBA	83,000	85,945,527
4.500%	07/01/41	314	324,940
4.500%	12/01/44	284	296,005
4.500%	04/01/45	4,288	4,513,965
4.500%	05/01/45	477	500,976
4.500%	06/01/45	1,614	1,680,823
4.500%	08/01/45	159	165,052
4.500%	10/01/45	447	464,410
4.500%	11/01/45	239	247,681
4.500%	08/01/46	457	475,960
4.500%	07/01/47	3,756	3,912,384
4.500%	07/01/47	3,263	3,399,297
4.500%	11/01/47	1,598	1,664,738
4.500%	09/01/48	1,978	2,074,576
5.000%	TBA	1,000	1,047,422
5.000%	10/01/43	5	5,558
5.000%	05/01/44	399	418,899
5.000%	12/01/44	724	759,956
5.000%	01/01/45	923	969,293
Government National Mortgage Assoc.
4.000%	02/20/41	8	8,770
4.000%	10/20/41	2	2,102
4.000%	11/20/41	13	13,370
4.000%	04/20/42	7	7,082
4.000%	10/20/42	4	3,929
4.000%	08/20/43	71	72,986
4.000%	10/20/43	12,016	12,395,404
4.000%	03/20/44	7	7,528
4.000%	05/20/44	9	9,148
4.000%	11/20/44	613	632,541
4.000%	05/20/45	65	67,260
4.000%	06/20/45	917	941,514
4.000%	07/20/45	3,120	3,209,700
4.000%	08/20/45	2,419	2,489,154
4.000%	01/20/46	534	549,272
4.500%	TBA	3,000	3,104,238
4.500%	02/20/48	4,756	4,935,073
4.500%	06/20/48	2,975	3,081,367
4.500%	07/20/48	6,398	6,625,320
4.500%	08/20/48	18,887	19,556,931
4.500%	10/20/48	33,869	35,068,417
4.500%	11/20/48	32,935	34,110,874

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	12/20/48	7,000	$7,255,024
5.000%	TBA	18,000	18,733,360
5.000%	07/15/40	441	461,203
5.500%	11/15/32	40	43,408
5.500%	11/15/32	24	25,995
5.500%	01/15/33	37	39,438
5.500%	02/15/33	92	99,656
5.500%	03/15/33	53	57,497
5.500%	03/15/33	40	43,376
5.500%	07/15/33	51	54,707
5.500%	07/15/33	49	52,769
5.500%	08/15/33	46	49,211
5.500%	09/15/33	20	20,783
5.500%	04/15/34	66	71,460
5.500%	05/15/34	16	17,344
5.500%	09/15/34	357	386,578
5.500%	09/15/34	54	57,932
5.500%	12/15/34	423	457,931
5.500%	01/15/35	309	334,639
Israel Government, USAID Bond, Gov’t. Gtd. Notes
5.500%	12/04/23	700	787,499
5.500%	04/26/24	5,000	5,685,053
5.500%	09/18/33	2,159	2,740,544

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $320,990,263)			321,551,548

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Notes
2.500%	01/31/25	360	358,594
2.750%	06/30/25	230	232,318
U.S. Treasury Strip Coupon
3.108%(s)	11/15/40	4,840	2,494,269
3.122%(s)	08/15/41	4,840	2,421,670
3.305%(s)	11/15/41	6,000	2,976,432

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,290,463)			8,483,283

TOTAL LONG-TERM INVESTMENTS (cost $2,193,278,727)			2,118,835,994

		Shares

SHORT-TERM INVESTMENTS — 13.3%
AFFILIATED MUTUAL FUNDS — 13.2%
PGIM Core Ultra Short Bond Fund(w)		278,782,016	278,782,016
PGIM Institutional Money Market Fund (cost $35,948,595; includes $35,863,945 of cash collateral for securities on loan)(b)(w)		35,949,304	35,945,709

TOTAL AFFILIATED MUTUAL FUNDS (cost $314,730,611)			314,727,725

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATION(n) — 0.0%
Brazil Letras do Tesouro Nacional
(cost $655,338)
10.193%(s)	07/01/20	BRL	2,467	$576,004

OPTIONS PURCHASED~* — 0.1%
(cost $2,040,367)				3,687,266

TOTAL SHORT-TERM INVESTMENTS (cost $317,426,316)				318,990,995

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 102.0% (cost $2,510,705,043)				2,437,826,989

OPTIONS WRITTEN~* — (0.2)%
(premiums received $2,965,267)				(3,571,402)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.8% (cost $2,507,739,776)				2,434,255,587
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.8)%				(44,064,085)

NET ASSETS — 100.0%				$2,390,191,502

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $9,537 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,966,588; cash collateral of $35,863,945 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $45,000,000 is 1.9% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

FORWARD COMMITMENT CONTRACTS

	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.	3.000%	TBA(tt)	01/14/19	(7,000)	$(6,822,930)
Federal National Mortgage Assoc.	4.000%	TBA(tt)	01/14/19	(19,000)	(19,368,124)
Government National Mortgage Assoc.	4.000%	TBA(tt)	01/23/19	(19,000)	(19,454,219)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $45,067,227)					$(45,645,273)

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
S&P 500 Index	Put	01/04/19	$2,710.00	17	2		$357,085
S&P 500 Index	Put	01/11/19	$2,630.00	17	2		218,280
S&P 500 Index	Put	01/18/19	$2,670.00	17	2		284,580
S&P 500 Index	Put	01/25/19	$2,685.00	17	2		304,385
S&P 500 Index	Put	01/31/19	$2,630.00	3	—	(r)	41,475
S&P 500 Index	Put	01/31/19	$2,670.00	10	1		171,000
S&P 500 Index	Put	01/31/19	$2,710.00	5	1		101,900
S&P 500 Index	Put	01/31/19	$2,730.00	8	1		180,520
S&P 500 Index	Put	01/31/19	$2,745.00	7	1		168,000
S&P 500 Index	Put	01/31/19	$2,800.00	6	1		174,030
S&P 500 Index	Put	01/31/19	$2,870.00	3	—	(r)	107,910
S&P 500 Index	Put	01/31/19	$2,910.00	1	—	(r)	39,915
S&P 500 Index	Put	02/01/19	$2,625.00	18	2		239,670
S&P 500 Index	Put	02/08/19	$2,530.00	18	2		147,420
S&P 500 Index	Put	02/15/19	$2,335.00	20	2		65,560
S&P 500 Index	Put	02/28/19	$2,340.00	2	—	(r)	8,120
S&P 500 Index	Put	02/28/19	$2,535.00	4	—	(r)	39,060
S&P 500 Index	Put	02/28/19	$2,625.00	7	1		111,300
S&P 500 Index	Put	02/28/19	$2,630.00	8	1		123,720
S&P 500 Index	Put	02/28/19	$2,670.00	10	1		183,750
S&P 500 Index	Put	02/28/19	$2,690.00	9	1		176,895
S&P 500 Index	Put	02/28/19	$2,710.00	5	1		106,550
S&P 500 Index	Put	02/28/19	$2,750.00	3	—	(r)	75,345
S&P 500 Index	Put	03/29/19	$2,340.00	11	1		55,330
S&P 500 Index	Put	03/29/19	$2,535.00	7	1		80,255
S&P 500 Index	Put	03/29/19	$2,625.00	4	—	(r)	65,060
S&P 500 Index	Put	03/29/19	$2,690.00	1	—	(r)	20,685

Total Exchange Traded (cost $1,763,772)							$3,647,800

(r)	Notional amount is less than $500 par.

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
iShares MSCI Emerging Markets ETF (cost $276,595)	Call	Deutsche Bank AG	01/16/19	$41.77	6,911	691	$39,466

Total Options Purchased (cost $2,040,367)							$3,687,266

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value
Euro Stoxx 50 Index	Call	01/18/19	3,125.00	6	EUR	—	(r)	$(694)
Euro Stoxx 50 Index	Call	01/18/19	3,175.00	1	EUR	—	(r)	(47)
Euro Stoxx 50 Index	Call	01/18/19	3,200.00	17	EUR	—	(r)	(487)
Euro Stoxx 50 Index	Call	01/18/19	3,250.00	10	EUR	—	(r)	(115)
Euro Stoxx 50 Index	Call	01/18/19	3,275.00	22	EUR	—	(r)	(151)
Euro Stoxx 50 Index	Call	01/18/19	3,300.00	10	EUR	—	(r)	(46)
Euro Stoxx 50 Index	Call	02/15/19	3,025.00	11	EUR	—	(r)	(8,255)

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value
Euro Stoxx 50 Index	Call	02/15/19	3,075.00	15	EUR	—	(r)	$(7,579)
Euro Stoxx 50 Index	Call	02/15/19	3,125.00	14	EUR	—	(r)	(4,459)
Euro Stoxx 50 Index	Call	02/15/19	3,200.00	21	EUR	—	(r)	(3,008)
Euro Stoxx 50 Index	Call	02/15/19	3,250.00	8	EUR	—	(r)	(623)
Euro Stoxx 50 Index	Call	03/15/19	3,050.00	9	EUR	—	(r)	(7,589)
Euro Stoxx 50 Index	Call	03/15/19	3,100.00	4	EUR	—	(r)	(2,424)
FTSE 100 Index	Call	01/18/19	6,875.00	1	GBP	—	(r)	(701)
FTSE 100 Index	Call	01/18/19	7,150.00	4	GBP	—	(r)	(255)
FTSE 100 Index	Call	01/18/19	7,200.00	4	GBP	—	(r)	(127)
FTSE 100 Index	Call	01/18/19	7,225.00	2	GBP	—	(r)	(51)
FTSE 100 Index	Call	01/18/19	7,275.00	1	GBP	—	(r)	(13)
FTSE 100 Index	Call	01/18/19	7,300.00	2	GBP	—	(r)	(13)
FTSE 100 Index	Call	02/15/19	6,800.00	2	GBP	—	(r)	(3,645)
FTSE 100 Index	Call	02/15/19	6,900.00	7	GBP	—	(r)	(8,833)
FTSE 100 Index	Call	02/15/19	7,075.00	4	GBP	—	(r)	(2,294)
FTSE 100 Index	Call	02/15/19	7,150.00	1	GBP	—	(r)	(389)
FTSE 100 Index	Call	02/15/19	7,275.00	2	GBP	—	(r)	(382)
FTSE 100 Index	Call	03/15/19	6,800.00	2	GBP	—	(r)	(4,385)
FTSE 100 Index	Call	03/15/19	6,900.00	1	GBP	—	(r)	(1,638)
Nikkei 225 Index	Call	01/11/19	22,250.00	2	JPY	2		(146)
Nikkei 225 Index	Call	01/11/19	22,625.00	2	JPY	2		(73)
Nikkei 225 Index	Call	01/11/19	22,875.00	1	JPY	1		(36)
Nikkei 225 Index	Call	01/11/19	23,000.00	4	JPY	4		(109)
Nikkei 225 Index	Call	01/11/19	23,125.00	100	JPY	100		(27)
Nikkei 225 Index	Call	01/11/19	23,875.00	1	JPY	1		(18)
Nikkei 225 Index	Call	02/08/19	21,750.00	2	JPY	2		(2,281)
Nikkei 225 Index	Call	02/08/19	22,375.00	2	JPY	2		(931)
Nikkei 225 Index	Call	02/08/19	22,500.00	1	JPY	1		(401)
Nikkei 225 Index	Call	02/08/19	22,750.00	3	JPY	3		(849)
Nikkei 225 Index	Call	02/08/19	23,125.00	2	JPY	2		(365)
Nikkei 225 Index	Call	03/08/19	21,875.00	1	JPY	1		(1,779)
S&P 500 Index	Call	01/02/19	$2,770.00	12		1		—
S&P 500 Index	Call	01/09/19	$2,705.00	12		1		(390)
S&P 500 Index	Call	01/16/19	$2,620.00	13		1		(10,114)
S&P 500 Index	Call	01/23/19	$2,450.00	13		1		(122,915)
S&P 500 Index	Call	01/31/19	$2,465.00	25		3		(213,575)
S&P 500 Index	Call	01/31/19	$2,560.00	11		1		(39,487)
S&P 500 Index	Call	01/31/19	$2,565.00	11		1		(36,440)
S&P 500 Index	Call	01/31/19	$2,570.00	11		1		(34,870)
S&P 500 Index	Call	01/31/19	$2,575.00	11		1		(34,531)
S&P 500 Index	Call	01/31/19	$2,580.00	11		1		(31,010)
S&P 500 Index	Call	01/31/19	$2,640.00	1		—	(r)	(1,260)
S&P 500 Index	Call	01/31/19	$2,650.00	21		2		(24,528)
S&P 500 Index	Call	01/31/19	$2,730.00	2		—	(r)	(680)
S&P 500 Index	Call	01/31/19	$2,740.00	18		2		(5,112)
S&P 500 Index	Call	01/31/19	$2,755.00	2		—	(r)	(375)
S&P 500 Index	Call	01/31/19	$2,770.00	10		1		(1,475)
S&P 500 Index	Call	01/31/19	$2,775.00	3		—	(r)	(405)
S&P 500 Index	Call	01/31/19	$2,785.00	11		1		(1,265)
S&P 500 Index	Call	01/31/19	$2,795.00	3		—	(r)	(315)
S&P 500 Index	Call	01/31/19	$2,815.00	14		1		(1,260)
S&P 500 Index	Call	01/31/19	$2,830.00	2		—	(r)	(125)
S&P 500 Index	Call	01/31/19	$2,840.00	8		1		(400)
S&P 500 Index	Call	01/31/19	$2,850.00	9		1		(495)
S&P 500 Index	Call	01/31/19	$2,870.00	1		—	(r)	(40)

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value
S&P 500 Index	Call	01/31/19	$2,890.00	15		2		$(338)
S&P 500 Index	Call	01/31/19	$2,950.00	5		1		(50)
S&P 500 Index	Call	01/31/19	$3,030.00	3		—	(r)	(18)
S&P 500 Index	Call	01/31/19	$3,030.00	2		—	(r)	—
S&P 500 Index	Call	01/31/19	$3,050.00	1		—	(r)	(5)
S&P 500 Index	Call	02/28/19	$2,480.00	4		—	(r)	(38,120)
S&P 500 Index	Call	02/28/19	$2,490.00	14		1		(135,800)
S&P 500 Index	Call	02/28/19	$2,665.00	2		—	(r)	(4,350)
S&P 500 Index	Call	02/28/19	$2,675.00	11		1		(21,142)
S&P 500 Index	Call	02/28/19	$2,750.00	2		—	(r)	(1,580)
S&P 500 Index	Call	02/28/19	$2,760.00	10		1		(7,100)
S&P 500 Index	Call	02/28/19	$2,790.00	6		1		(2,730)
S&P 500 Index	Call	02/28/19	$2,810.00	8		1		(2,840)
S&P 500 Index	Call	02/28/19	$2,815.00	1		—	(r)	(355)
S&P 500 Index	Call	02/28/19	$2,840.00	9		1		(2,700)
S&P 500 Index	Call	02/28/19	$2,870.00	4		—	(r)	(750)
S&P 500 Index	Call	02/28/19	$2,910.00	2		—	(r)	(215)
S&P 500 Index	Call	03/29/19	$2,510.00	8		1		(82,760)
S&P 500 Index	Call	03/29/19	$2,700.00	5		1		(12,900)
S&P 500 Index	Call	03/29/19	$2,785.00	3		—	(r)	(3,030)
S&P 500 Index	Call	03/29/19	$2,865.00	1		—	(r)	(505)
Euro Stoxx 50 Index	Put	01/18/19	2,875.00	6	EUR	—	(r)	(1,870)
Euro Stoxx 50 Index	Put	01/18/19	2,975.00	18	EUR	—	(r)	(11,755)
Euro Stoxx 50 Index	Put	01/18/19	3,000.00	1	EUR	—	(r)	(778)
Euro Stoxx 50 Index	Put	01/18/19	3,025.00	21	EUR	—	(r)	(19,393)
Euro Stoxx 50 Index	Put	01/18/19	3,050.00	10	EUR	—	(r)	(10,896)
Euro Stoxx 50 Index	Put	01/18/19	3,100.00	10	EUR	—	(r)	(14,906)
Euro Stoxx 50 Index	Put	02/15/19	2,775.00	11	EUR	—	(r)	(4,424)
Euro Stoxx 50 Index	Put	02/15/19	2,850.00	29	EUR	—	(r)	(16,647)
Euro Stoxx 50 Index	Put	02/15/19	2,950.00	21	EUR	—	(r)	(19,321)
Euro Stoxx 50 Index	Put	02/15/19	3,000.00	8	EUR	—	(r)	(9,303)
Euro Stoxx 50 Index	Put	03/15/19	2,725.00	9	EUR	—	(r)	(4,527)
Euro Stoxx 50 Index	Put	03/15/19	2,800.00	4	EUR	—	(r)	(2,672)
FTSE 100 Index	Put	01/18/19	6,400.00	1	GBP	—	(r)	(497)
FTSE 100 Index	Put	01/18/19	6,700.00	4	GBP	—	(r)	(5,940)
FTSE 100 Index	Put	01/18/19	6,725.00	4	GBP	—	(r)	(6,475)
FTSE 100 Index	Put	01/18/19	6,775.00	1	GBP	—	(r)	(1,925)
FTSE 100 Index	Put	01/18/19	6,800.00	2	GBP	—	(r)	(4,181)
FTSE 100 Index	Put	01/18/19	6,875.00	2	GBP	—	(r)	(5,315)
FTSE 100 Index	Put	02/15/19	6,200.00	2	GBP	—	(r)	(1,619)
FTSE 100 Index	Put	02/15/19	6,300.00	3	GBP	—	(r)	(3,040)
FTSE 100 Index	Put	02/15/19	6,350.00	3	GBP	—	(r)	(3,403)
FTSE 100 Index	Put	02/15/19	6,525.00	4	GBP	—	(r)	(6,679)
FTSE 100 Index	Put	02/15/19	6,625.00	1	GBP	—	(r)	(2,078)
FTSE 100 Index	Put	02/15/19	6,725.00	2	GBP	—	(r)	(5,162)
FTSE 100 Index	Put	03/15/19	6,100.00	2	GBP	—	(r)	(2,320)
FTSE 100 Index	Put	03/15/19	6,250.00	1	GBP	—	(r)	(1,517)
Nikkei 225 Index	Put	01/11/19	20,750.00	4	JPY	4		(32,115)
Nikkei 225 Index	Put	01/11/19	20,875.00	2	JPY	2		(17,791)
Nikkei 225 Index	Put	01/11/19	21,000.00	100	JPY	100		(9,854)
Nikkei 225 Index	Put	01/11/19	21,125.00	3	JPY	3		(32,298)
Nikkei 225 Index	Put	01/11/19	21,375.00	1	JPY	1		(12,773)
Nikkei 225 Index	Put	01/11/19	21,875.00	1	JPY	1		(17,153)
Nikkei 225 Index	Put	02/08/19	20,000.00	2	JPY	2		(13,229)
Nikkei 225 Index	Put	02/08/19	20,500.00	1	JPY	1		(8,987)

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value
Nikkei 225 Index	Put	02/08/19	20,625.00	2	JPY	2		$(19,342)
Nikkei 225 Index	Put	02/08/19	21,000.00	3	JPY	3		(35,309)
Nikkei 225 Index	Put	02/08/19	21,250.00	2	JPY	2		(26,641)
Nikkei 225 Index	Put	03/08/19	19,750.00	1	JPY	1		(7,071)
Nikkei 225 Index	Put	03/08/19	20,500.00	1	JPY	1		(10,401)
S&P 500 Index	Put	01/02/19	$2,625.00	12		1		(144,696)
S&P 500 Index	Put	01/04/19	$2,585.00	17		2		(162,537)
S&P 500 Index	Put	01/09/19	$2,550.00	12		1		(82,020)
S&P 500 Index	Put	01/11/19	$2,485.00	17		2		(59,075)
S&P 500 Index	Put	01/16/19	$2,455.00	13		1		(44,850)
S&P 500 Index	Put	01/18/19	$2,530.00	17		2		(109,055)
S&P 500 Index	Put	01/23/19	$2,230.00	13		1		(7,540)
S&P 500 Index	Put	01/25/19	$2,560.00	17		2		(157,590)
S&P 500 Index	Put	01/31/19	$2,360.00	11		1		(33,123)
S&P 500 Index	Put	01/31/19	$2,365.00	11		1		(31,676)
S&P 500 Index	Put	01/31/19	$2,370.00	11		1		(35,003)
S&P 500 Index	Put	01/31/19	$2,375.00	11		1		(36,672)
S&P 500 Index	Put	01/31/19	$2,380.00	11		1		(37,438)
S&P 500 Index	Put	01/31/19	$2,435.00	1		—	(r)	(4,840)
S&P 500 Index	Put	01/31/19	$2,460.00	3		—	(r)	(14,445)
S&P 500 Index	Put	01/31/19	$2,500.00	10		1		(62,650)
S&P 500 Index	Put	01/31/19	$2,520.00	2		—	(r)	(14,230)
S&P 500 Index	Put	01/31/19	$2,525.00	2		—	(r)	(15,594)
S&P 500 Index	Put	01/31/19	$2,560.00	5		1		(46,250)
S&P 500 Index	Put	01/31/19	$2,570.00	3		—	(r)	(29,205)
S&P 500 Index	Put	01/31/19	$2,575.00	8		1		(80,280)
S&P 500 Index	Put	01/31/19	$2,585.00	7		1		(74,585)
S&P 500 Index	Put	01/31/19	$2,595.00	3		—	(r)	(33,600)
S&P 500 Index	Put	01/31/19	$2,610.00	2		—	(r)	(25,524)
S&P 500 Index	Put	01/31/19	$2,640.00	1		—	(r)	(14,345)
S&P 500 Index	Put	01/31/19	$2,660.00	6		1		(102,222)
S&P 500 Index	Put	01/31/19	$2,770.00	3		—	(r)	(78,225)
S&P 500 Index	Put	01/31/19	$2,820.00	1		—	(r)	(31,330)
S&P 500 Index	Put	02/01/19	$2,460.00	18		2		(93,600)
S&P 500 Index	Put	02/08/19	$2,360.00	18		2		(51,660)
S&P 500 Index	Put	02/15/19	$2,120.00	20		2		(17,660)
S&P 500 Index	Put	02/28/19	$2,110.00	2		—	(r)	(2,070)
S&P 500 Index	Put	02/28/19	$2,200.00	4		—	(r)	(7,424)
S&P 500 Index	Put	02/28/19	$2,330.00	4		—	(r)	(14,840)
S&P 500 Index	Put	02/28/19	$2,410.00	2		—	(r)	(10,940)
S&P 500 Index	Put	02/28/19	$2,420.00	7		1		(40,110)
S&P 500 Index	Put	02/28/19	$2,430.00	8		1		(47,400)
S&P 500 Index	Put	02/28/19	$2,480.00	10		1		(76,150)
S&P 500 Index	Put	02/28/19	$2,500.00	2		—	(r)	(18,310)
S&P 500 Index	Put	02/28/19	$2,520.00	9		1		(90,540)
S&P 500 Index	Put	02/28/19	$2,530.00	5		1		(52,000)
S&P 500 Index	Put	02/28/19	$2,560.00	3		—	(r)	(33,645)
S&P 500 Index	Put	02/28/19	$2,575.00	1		—	(r)	(11,810)
S&P 500 Index	Put	03/29/19	$2,080.00	11		1		(17,160)
S&P 500 Index	Put	03/29/19	$2,295.00	7		1		(28,735)
S&P 500 Index	Put	03/29/19	$2,390.00	4		—	(r)	(25,140)
S&P 500 Index	Put	03/29/19	$2,500.00	1		—	(r)	(10,428)

Total Options Written (premiums received $2,965,267)								$(3,571,402)

(r)	Notional amount is less than $500 par.

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
687	2 Year U.S. Treasury Notes	Mar. 2019	$145,858,688	$912,324
211	5 Year U.S. Treasury Notes	Mar. 2019	24,199,063	141,351
566	10 Year U.S. Treasury Notes	Mar. 2019	69,060,844	544,720
133	20 Year U.S. Treasury Bonds	Mar. 2019	19,418,000	85,812
433	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	69,564,156	2,923,483
24	Amsterdam Index	Jan. 2019	2,682,267	(47,068)
39	ASX SPI 200 Index	Mar. 2019	3,818,965	11,270
110	CAC40 10 Euro	Jan. 2019	5,959,452	(62,425)
14	DAX Index	Mar. 2019	4,235,297	(61,001)
10	Euro STOXX 50 Index	Mar. 2019	340,747	(8,363)
98	FTSE 100 Index	Mar. 2019	8,317,810	(54,856)
10	FTSE/MIB Index	Mar. 2019	1,042,977	(24,233)
9	Hang Seng China Enterprises Index	Jan. 2019	1,485,767	1,551
13	IBEX 35 Index	Jan. 2019	1,268,602	(28,025)
7	Mini MSCI Emerging Markets Index	Mar. 2019	338,380	(2,730)
130	OMXS30 Index	Jan. 2019	2,065,593	(62,147)
1,191	Russell 2000 E-Mini Index	Mar. 2019	80,332,950	(3,372,059)
909	S&P 500 E-Mini Index	Mar. 2019	113,861,340	(4,359,941)
35	S&P/TSX 60 Index	Mar. 2019	4,395,766	(84,153)
28	SGX MSCI Singapore Index	Jan. 2019	701,977	2,033
81	TOPIX Index	Mar. 2019	11,037,224	(749,591)

				(4,294,048)

Short Positions:
87	90 Day Euro Dollar	Jun. 2019	21,166,013	(32,249)
1,902	90 Day Euro Dollar	Dec. 2019	462,899,250	(1,467,801)
205	90 Day Euro Dollar	Dec. 2020	49,984,125	(271,408)
15	10 Year U.S. Ultra Treasury Notes	Mar. 2019	1,951,172	(13,359)
418	30 Year Euro Buxl	Mar. 2019	86,503,237	(1,704,969)

				(3,489,786)

				$(7,783,834)

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/14/19	Morgan Stanley & Co. International PLC	ARS	5,164	$131,927	$134,282	$2,355	$—
Australian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	11,060	7,990,319	7,800,627	—	(189,692)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	3,560	2,571,929	2,510,871	—	(61,058)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	1,000	719,627	705,301	—	(14,326)
Brazilian Real,
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	30,700	8,040,227	7,919,617	—	(120,610)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	26,630	6,888,312	6,869,743	—	(18,569)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	3,921	1,014,299	1,011,565	—	(2,734)

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	2,992	$774,331	$771,844	$—	$(2,487)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	1,144	292,839	295,049	2,210	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	580	151,397	149,622	—	(1,775)
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	15,811	4,041,767	4,070,293	28,526	—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	802	206,006	206,573	567	—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	524	135,467	134,810	—	(657)
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	486	124,634	124,970	336	—
British Pound,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	5,180	6,652,866	6,627,985	—	(24,881)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	1,195	1,519,066	1,529,043	9,977	—
Canadian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	4,890	3,653,302	3,588,498	—	(64,804)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	1,120	833,903	821,906	—	(11,997)
Chilean Peso,
Expiring 01/10/19	Morgan Stanley & Co. International PLC	CLP	330,937	483,049	477,003	—	(6,046)
Chinese Renminbi,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	10,039	1,442,677	1,461,336	18,659	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	5,410	784,773	787,523	2,750	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	2,433	353,363	354,208	845	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	2,037	294,053	296,440	2,387	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	2,033	294,195	295,906	1,711	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	1,322	189,836	192,427	2,591	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	970	141,012	141,161	149	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	776	112,500	112,952	452	—
Colombian Peso,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	27,894,414	8,605,403	8,576,563	—	(28,840)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	4,183,900	1,300,964	1,286,404	—	(14,560)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	923,409	293,146	283,916	—	(9,230)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	272,325	82,874	83,730	856	—

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Czech Koruna,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CZK	27,874	$1,242,523	$1,243,809	$1,286	$—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CZK	7,315	322,317	326,416	4,099	—
Danish Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	DKK	4,300	661,959	664,563	2,604	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	DKK	1,180	181,255	182,369	1,114	—
Euro,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	11,354	13,034,196	13,096,445	62,249	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	10,470	12,023,790	12,076,700	52,910	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	2,450	2,808,910	2,825,971	17,061	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	422	486,565	487,046	481	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	204	233,777	234,749	972	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	30	34,456	34,603	147	—
Hong Kong Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HKD	10,090	1,294,088	1,291,598	—	(2,490)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HKD	2,930	375,331	375,063	—	(268)
Hungarian Forint,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HUF	512,597	1,815,016	1,839,533	24,517	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HUF	283,264	1,003,269	1,016,537	13,268	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HUF	261,731	935,196	939,263	4,067	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HUF	70,299	251,882	252,278	396	—
Indian Rupee,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	INR	12,333	175,122	176,505	1,383	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	82,811	1,166,464	1,184,025	17,561	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	53,491	761,601	764,807	3,206	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	47,950	675,000	685,593	10,593	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	29,273	417,831	418,548	717	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	21,096	293,939	301,634	7,695	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	20,676	292,947	295,625	2,678	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	12,899	180,976	184,424	3,448	—

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Indian Rupee (continued),
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	12,333	$176,084	$176,336	$252	$—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	11,494	161,749	164,338	2,589	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	7,898	112,500	112,921	421	—
Indonesian Rupiah,
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	12,449,809	852,727	864,439	11,712	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	5,113,790	351,053	355,071	4,018	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	4,614,238	308,067	320,383	12,316	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	4,297,737	292,130	298,409	6,279	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	2,809,004	195,545	195,040	—	(505)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	IDR	119,700,000	8,259,730	8,251,521	—	(8,209)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	IDR	270,000	18,228	18,613	385	—
Israeli Shekel,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ILS	400	107,802	107,641	—	(161)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ILS	120	32,163	32,293	130	—
Japanese Yen,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	1,056,000	9,484,777	9,697,034	212,257	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	264,000	2,364,244	2,424,258	60,014	—
Malaysian Ringgit,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	MYR	5,320	1,274,000	1,287,269	13,269	—
Expiring 01/07/19	Morgan Stanley & Co. International PLC	MYR	1,222	292,930	295,556	2,626	—
Expiring 01/10/19	Morgan Stanley & Co. International PLC	MYR	1,228	294,143	297,148	3,005	—
Mexican Peso,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	164,250	7,880,591	8,254,848	374,257	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	106,380	5,088,741	5,346,434	257,693	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	21,261	1,028,837	1,068,550	39,713	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	16,514	820,887	829,957	9,070	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	7,479	359,005	375,877	16,872	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	5,982	292,908	300,629	7,721	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	5,962	292,876	299,655	6,779	—

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	4,829	$235,059	$242,698	$7,639	$—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	1,842	92,480	92,553	73	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	1,000	48,365	50,258	1,893	—
New Taiwanese Dollar,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	TWD	26,918	880,084	876,399	—	(3,685)
Expiring 01/18/19	Morgan Stanley & Co. International PLC	TWD	19,679	645,419	641,434	—	(3,985)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	2,400	79,080	78,598	—	(482)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	1,200	39,193	39,300	107	—
New Zealand Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	120	82,704	80,656	—	(2,048)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	40	27,448	26,886	—	(562)
Norwegian Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	69,450	8,176,735	8,060,402	—	(116,333)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	2,450	288,452	284,348	—	(4,104)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	550	63,473	63,833	360	—
Philippine Peso,
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	32,231	609,022	612,692	3,670	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	15,519	292,069	295,006	2,937	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	11,624	218,791	220,975	2,184	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	6,138	115,705	116,688	983	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	5,683	107,141	108,030	889	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	4,375	83,133	83,161	28	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PHP	423,500	7,992,828	8,002,469	9,641	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PHP	1,000	18,819	18,896	77	—
Polish Zloty,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PLN	1,098	291,030	293,919	2,889	—
Romanian Leu,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	RON	396	97,085	97,442	357	—
Russian Ruble,
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	60,498	905,259	862,026	—	(43,233)

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Russian Ruble (continued),
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	33,035	$489,262	$470,710	$—	$(18,552)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	28,471	422,109	405,685	—	(16,424)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	27,970	419,994	398,537	—	(21,457)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	12,739	188,755	181,518	—	(7,237)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	11,749	175,122	167,409	—	(7,713)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	11,153	163,917	158,916	—	(5,001)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	9,943	148,487	141,679	—	(6,808)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	7,636	112,500	108,801	—	(3,699)
Singapore Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	680	498,149	499,828	1,679	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	260	189,836	190,718	882	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	239	175,122	175,498	376	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	192	141,012	140,941	—	(71)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	190	138,970	139,658	688	—
South African Rand,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	74,620	5,204,788	5,137,188	—	(67,600)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	59,283	4,261,431	4,081,298	—	(180,133)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	11,957	824,401	823,139	—	(1,262)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	11,456	799,872	788,684	—	(11,188)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	9,013	615,982	620,495	4,513	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	1,688	116,981	116,219	—	(762)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	1,613	117,188	111,037	—	(6,151)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	1,546	105,076	106,436	1,360	—
South Korean Won,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	328,969	294,116	295,099	983	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	260,821	232,938	233,967	1,029	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	214,467	191,643	192,387	744	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	194,051	175,122	174,072	—	(1,050)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	KRW	9,180,000	8,306,602	8,250,474	—	(56,128)

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Swedish Krona,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SEK	9,075	$1,016,127	$1,030,494	$14,367	$—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SEK	2,325	259,086	264,010	4,924	—
Swiss Franc,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	8,070	8,215,087	8,272,028	56,941	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	3,270	3,329,828	3,351,863	22,035	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	760	772,609	779,026	6,417	—
Thai Baht,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	2,700	82,484	83,105	621	—
Turkish Lira,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	8,580	1,568,169	1,554,397	—	(13,772)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	2,825	513,903	511,858	—	(2,045)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	1,666	247,048	301,879	54,831	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	962	176,099	174,326	—	(1,773)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	459	83,124	83,123	—	(1)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	457	82,876	82,703	—	(173)

				$203,375,379	$203,742,366	1,554,318	(1,187,331)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	410	$292,413	$289,174	$3,239	$—
Brazilian Real,
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	31,280	8,028,335	8,069,239	—	(40,904)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	15,811	4,049,998	4,078,782	—	(28,784)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	15,651	4,043,350	4,037,456	5,894	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	1,138	291,844	293,497	—	(1,653)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	1,119	290,973	288,645	2,328	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	616	158,122	158,936	—	(814)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	229	58,819	59,064	—	(245)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	123	31,784	31,821	—	(37)

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	7,164	$1,861,233	$1,844,112	$17,121	$—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	3,172	811,215	816,638	—	(5,423)
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	901	232,148	231,843	305	—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	544	140,964	139,958	1,006	—
British Pound,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	510	649,162	652,563	—	(3,401)
Canadian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	10,730	8,016,346	7,874,149	142,197	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	520	386,360	381,599	4,761	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	30	22,450	22,016	434	—
Chilean Peso,
Expiring 01/10/19	Morgan Stanley & Co. International PLC	CLP	629,216	929,706	906,934	22,772	—
Expiring 01/10/19	Morgan Stanley & Co. International PLC	CLP	349,440	508,683	503,673	5,010	—
Chinese Renminbi,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	36,406	5,220,924	5,299,402	—	(78,478)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	2,029	295,878	295,278	600	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	2,019	292,102	293,890	—	(1,788)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	1,213	175,860	176,526	—	(666)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	884	128,044	128,621	—	(577)
Colombian Peso,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	34,926,360	10,921,313	10,738,641	182,672	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	9,431,374	2,903,301	2,899,819	3,482	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	5,242,808	1,627,443	1,611,981	15,462	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	2,232,879	681,171	686,533	—	(5,362)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	954,058	295,585	293,338	2,247	—
Czech Koruna,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CZK	24,773	1,086,052	1,105,429	—	(19,377)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CZK	18,565	826,132	828,438	—	(2,306)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CZK	8,131	360,352	362,838	—	(2,486)

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Danish Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	DKK	520	$80,521	$80,366	$155	$—
Euro,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	4,760	5,466,403	5,490,458	—	(24,055)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	1,040	1,202,068	1,199,596	2,472	—
Hong Kong Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HKD	1,020	130,543	130,568	—	(25)
Hungarian Forint,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HUF	163,863	585,583	588,048	—	(2,465)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HUF	156,515	558,186	561,676	—	(3,490)
Indian Rupee,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	INR	12,333	176,210	176,504	—	(294)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	252,975	3,457,738	3,617,029	—	(159,291)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	21,068	290,948	301,223	—	(10,275)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	14,498	206,879	207,291	—	(412)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	9,120	126,129	130,394	—	(4,265)
Indonesian Rupiah,
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	9,340,526	642,104	648,550	—	(6,446)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	7,680,022	529,000	533,255	—	(4,255)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	4,893,307	335,894	339,762	—	(3,868)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	4,152,114	288,011	288,298	—	(287)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	3,072,888	211,716	213,363	—	(1,647)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	IDR	4,230,000	292,048	291,595	453	—
Israeli Shekel,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ILS	40	10,694	10,764	—	(70)
Japanese Yen,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	132,000	1,196,095	1,212,129	—	(16,034)
Malaysian Ringgit,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	MYR	2,977	715,000	720,371	—	(5,371)
Expiring 01/10/19	Morgan Stanley & Co. International PLC	MYR	6,612	1,588,144	1,599,806	—	(11,662)
Mexican Peso,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	36,957	1,821,225	1,857,355	—	(36,130)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	20,924	$1,039,000	$1,051,603	$—	$(12,603)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	5,954	291,989	299,213	—	(7,224)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	4,738	235,035	238,122	—	(3,087)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	4,100	205,873	206,056	—	(183)
New Taiwanese Dollar,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	TWD	19,679	644,573	640,699	3,874	—
Expiring 01/07/19	Morgan Stanley & Co. International PLC	TWD	3,957	128,670	128,827	—	(157)
Expiring 01/07/19	Morgan Stanley & Co. International PLC	TWD	3,283	107,063	106,873	190	—
Expiring 01/18/19	Morgan Stanley & Co. International PLC	TWD	8,598	280,012	280,246	—	(234)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	333,900	10,994,764	10,934,968	59,796	—
New Zealand Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	10	6,791	6,721	70	—
Norwegian Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	1,100	129,621	127,667	1,954	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	200	23,147	23,213	—	(66)
Peruvian Nuevo Sol,
Expiring 01/18/19	Morgan Stanley & Co. International PLC	PEN	808	241,805	239,824	1,981	—
Philippine Peso,
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	121,594	2,300,952	2,311,450	—	(10,498)
Expiring 02/04/19	Morgan Stanley & Co. International PLC	PHP	46,024	874,649	872,342	2,307	—
Polish Zloty,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PLN	16,530	4,402,120	4,425,376	—	(23,256)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PLN	7,579	2,028,058	2,029,143	—	(1,085)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PLN	3,570	949,781	955,672	—	(5,891)
Russian Ruble,
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	88,895	1,333,724	1,266,645	67,079	—
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	28,268	422,784	402,786	19,998	—
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	28,215	422,968	402,024	20,944	—
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	6,704	98,375	95,528	2,847	—
Singapore Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	176	128,490	129,465	—	(975)

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar (continued),
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	167	$122,386	$122,899	$—	$(513)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	80	58,507	58,803	—	(296)
South African Rand,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	74,620	5,227,093	5,137,187	89,906	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	67,277	4,791,766	4,631,675	160,091	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	12,155	841,089	836,769	4,320	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	8,946	610,213	615,848	—	(5,635)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	8,937	610,213	615,280	—	(5,067)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	1,353	94,054	93,109	945	—
South Korean Won,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	833,762	740,628	747,921	—	(7,293)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	328,083	295,086	294,304	782	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	241,795	215,001	216,900	—	(1,899)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	115,277	103,055	103,409	—	(354)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	KRW	9,180,000	8,295,680	8,250,474	45,206	—
Swedish Krona,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SEK	900	101,088	102,197	—	(1,109)
Swiss Franc,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	8,070	8,217,649	8,272,028	—	(54,379)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	350	357,817	358,762	—	(945)
Thai Baht,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	266,100	8,134,704	8,190,464	—	(55,760)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	8,974	274,294	276,210	—	(1,916)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	7,279	223,341	224,035	—	(694)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	6,551	200,405	201,645	—	(1,240)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	5,600	171,642	172,360	—	(718)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	5,566	170,363	171,312	—	(949)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	4,387	134,249	135,038	—	(789)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	4,358	133,304	134,129	—	(825)

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Turkish Lira,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	4,641	$817,781	$840,788	$—	$(23,007)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	3,373	610,000	611,014	—	(1,014)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	1,199	216,459	217,149	—	(690)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	513	92,954	93,003	—	(49)

				$144,680,266	$144,498,409	894,900	(713,043)

						$2,449,218	$(1,900,374)

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
03/20/19	Buy	CZK	34,950	EUR	1,344	$9,008	$—	Morgan Stanley & Co. International PLC
03/20/19	Buy	CZK	35,078	EUR	1,346	12,862	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	206	HUF	66,349	—	(356)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	206	CZK	5,340	—	(545)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	255	PLN	1,102	—	(944)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	962	CSK	25,072	—	(9,145)	Morgan Stanley & Co. International PLC
03/20/19	Buy	HUF	83,621	EUR	259	1,203	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	PLN	1,116	EUR	259	—	(144)	Morgan Stanley & Co. International PLC
03/20/19	Buy	PLN	53,250	EUR	12,315	51,160	—	Morgan Stanley & Co. International PLC

						$74,233	$(11,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	03/20/19	1.000%(Q)	80	$(180)	$(204)	$24	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	80	(180)	(213)	33	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	60	(135)	(335)	200	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	60	(135)	(102)	(33)	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	50	(113)	(170)	57	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	40	(90)	(133)	43	Barclays Bank PLC
People’s Republic of China	03/20/19	1.000%(Q)	40	(90)	(249)	159	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	40	(90)	(301)	211	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	40	(90)	(300)	210	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	40	(90)	(320)	230	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	40	(90)	(358)	268	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	40	(90)	(156)	66	JPMorgan Chase Bank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	30	(67)	(100)	33	JPMorgan Chase Bank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	20	(45)	(68)	23	Barclays Bank PLC
People’s Republic of China	03/20/19	1.000%(Q)	20	(45)	(82)	37	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	20	(45)	(67)	22	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	20	(45)	(133)	88	Citibank, N.A.
People’s Republic of China	03/20/19	1.000%(Q)	10	(22)	(66)	44	Barclays Bank PLC
People’s Republic of China	03/20/19	1.000%(Q)	10	(22)	(44)	22	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	160	(712)	—	(712)	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	140	(624)	(2,155)	1,531	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	110	(490)	(747)	257	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	90	(401)	(483)	82	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	80	(356)	(476)	120	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	70	(311)	(214)	(97)	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	60	(267)	(389)	122	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	60	(267)	(780)	513	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	50	(223)	(223)	—	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	50	(223)	(331)	108	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	50	(223)	(352)	129	JPMorgan Chase Bank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	40	(178)	(275)	97	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	40	(178)	(98)	(80)	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	30	(134)	(196)	62	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	30	(134)	(292)	158	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	30	(134)	(326)	192	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	30	(134)	(193)	59	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	20	(89)	(123)	34	Citibank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	20	(89)	(126)	37	JPMorgan Chase Bank, N.A.
People’s Republic of China	06/20/19	1.000%(Q)	10	(44)	(57)	13	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	380	(5,549)	641	(6,190)	JPMorgan Chase Bank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	340	(4,974)	4,107	(9,081)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	320	(4,682)	2,808	(7,490)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	300	(4,389)	3,754	(8,143)	JPMorgan Chase Bank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	260	(3,796)	3,106	(6,902)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	240	(3,504)	2,932	(6,436)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	200	(2,920)	1,318	(4,238)	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	12/20/20	1.000%(Q)	200	$(2,920)	$2,426	$(5,346)	JPMorgan Chase Bank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	170	(2,483)	914	(3,397)	JPMorgan Chase Bank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	150	(2,191)	2,025	(4,216)	JPMorgan Chase Bank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	100	(1,461)	1,014	(2,475)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	60	(876)	715	(1,591)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	40	(584)	269	(853)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	10	(146)	84	(230)	Citibank, N.A.
People’s Republic of China	12/20/20	1.000%(Q)	10	(146)	88	(234)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	970	(15,864)	11,551	(27,415)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	280	(4,579)	1,380	(5,959)	UBS AG
People’s Republic of China	06/20/21	1.000%(Q)	250	(4,088)	2,447	(6,535)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	230	(3,762)	2,458	(6,220)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	160	(2,616)	1,558	(4,174)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	160	(2,616)	1,740	(4,356)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	160	(2,616)	1,736	(4,352)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	140	(2,290)	322	(2,612)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	130	(2,126)	1,235	(3,361)	Barclays Bank PLC
People’s Republic of China	06/20/21	1.000%(Q)	130	(2,126)	472	(2,598)	JPMorgan Chase Bank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	120	(1,963)	1,161	(3,124)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	120	(1,963)	1,368	(3,331)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	120	(1,963)	1,231	(3,194)	JPMorgan Chase Bank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	100	(1,635)	218	(1,853)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	90	(1,472)	—	(1,472)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	80	(1,309)	300	(1,609)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%(Q)	60	(981)	97	(1,078)	Barclays Bank PLC
People’s Republic of China	06/20/21	1.000%(Q)	60	(981)	566	(1,547)	Barclays Bank PLC
People’s Republic of China	06/20/21	1.000%(Q)	50	(818)	254	(1,072)	Barclays Bank PLC
People’s Republic of China	06/20/21	1.000%(Q)	40	(654)	87	(741)	JPMorgan Chase Bank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	20	(327)	194	(521)	Citibank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	20	(327)	(168)	(159)	JPMorgan Chase Bank, N.A.
People’s Republic of China	06/20/21	1.000%(Q)	20	(327)	102	(429)	JPMorgan Chase Bank, N.A.
People’s Republic of China	12/20/21	1.000%(Q)	180	(3,251)	(122)	(3,129)	Barclays Bank PLC
People’s Republic of China	12/20/21	1.000%(Q)	40	(722)	(144)	(578)	Barclays Bank PLC

				$(108,872)	$45,007	$(153,879)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.EM.30.V1	12/20/23	1.000%(Q)	1,510	$67,063	$70,354	$3,291

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
BRL	12,597	01/02/20	7.250%(T)	1 Day BROIS(2)(T)	$1,463	$24,691	$23,228
BRL	15,735	01/04/21	8.000%(T)	1 Day BROIS(2)(T)	4,891	53,232	48,341
BRL	1,600	01/03/22	10.380%(T)	1 Day BROIS(2)(T)	—	27,975	27,975
BRL	5,050	01/02/23	11.450%(T)	1 Day BROIS(2)(T)	—	115,771	115,771
BRL	75	01/02/23	9.500%(T)	1 Day BROIS(2)(T)	529	930	401
CLP	2,057,200	03/20/21	3.600%(S)	1 Day CLOIS(2)(S)	293	12,059	11,766
CLP	177,550	12/19/21	4.000%(S)	1 Day CLOIS(2)(S)	754	3,988	3,234
CNH	12,000	09/21/20	3.000%(Q)	7 Day China Fixing Repo Rate(2)(Q)	3,062	10,864	7,802
CNH	25,770	12/21/20	3.000%(Q)	7 Day China Fixing Repo Rate(2)(Q)	6,444	4,419	(2,025)
CZK	125,210	03/22/21	2.500%(A)	6 Month PRIBOR(1)(S)	(2,236)	(56,250)	(54,014)
EUR	40	03/20/29	1.000%(A)	6 Month EURIBOR(1)(S)	(323)	(673)	(350)
HUF	10	09/19/20	0.600%(A)	6 Month BUBOR(2)(S)	(1)	1	2
HUF	625,980	06/19/21	1.750%(A)	6 Month BUBOR(2)(S)	11,528	22,523	10,995
INR	259,720	03/20/21	6.750%(S)	6 Month MIBOR(2)(S)	21,420	38,404	16,984
KRW	7,695,000	03/20/21	1.750%(Q)	3 Month KWCDC(2)(Q)	(8,570)	(6,218)	2,352
KRW	2,838,870	09/20/28	2.250%(Q)	3 Month KWCDC(1)(Q)	960	(41,197)	(42,157)
MXN	31,850	03/17/21	8.900%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(8,538)	(8,538)
MXN	2,480	03/09/22	5.500%(M)	28 Day Mexican Interbank Rate(1)(M)	5,554	11,183	5,629
MXN	22,525	03/16/22	8.870%(M)	28 Day Mexican Interbank Rate(2)(M)	—	8,788	8,788
MXN	43,850	03/13/24	8.930%(M)	28 Day Mexican Interbank Rate(2)(M)	—	29,809	29,809

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	52,430	10/27/28	9.300	%(M)	28 Day Mexican Interbank Rate(2)(M)	$(34,940)	$8,168	$43,108
MXN	23,825	03/07/29	9.200	%(M)	28 Day Mexican Interbank Rate(2)(M)	807	27,527	26,720
PLN	39,710	03/20/21	2.000	%(A)	6 Month WIBOR(2)(S)	(6,695)	34,853	41,548
PLN	1,300	12/22/27	2.960	%(A)	6 Month WIBOR(1)(S)	(1,838)	(15,353)	(13,515)
PLN	810	12/27/27	2.958	%(A)	6 Month WIBOR(1)(S)	(1)	(9,517)	(9,516)
	85,610	12/20/19	2.250	%(S)	3 Month LIBOR(2)(Q)	96,991	(420,400)	(517,391)
	2,310	09/20/28	3.000	%(S)	3 Month LIBOR(2)(Q)	(28,488)	15,278	43,766
	2,545	10/27/28	3.250	%(S)	3 Month LIBOR(1)(Q)	(5,913)	(42,535)	(36,622)
	12,150	12/20/28	2.790	%(S)	3 Month LIBOR(1)(Q)	(146,739)	(83,368)	63,371
ZAR	10	03/21/20	7.330	%(Q)	3 Month JIBAR(1)(Q)	—	(1)	(1)
ZAR	48,330	06/19/21	7.750	%(Q)	3 Month JIBAR(2)(Q)	—	18,912	18,912

						$(81,048)	$(214,675)	$(133,627)

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
CLP	106,875	09/20/20	3.250%	(S)	1 Day CLOIS(1)(S)	$(274)	$882	$(1,156)	Citibank, N.A.
COP	423,180	04/15/19	5.110%	(Q)	90 Day Colombian Interbank rate(1)(Q)	(299)	—	(299)	Credit Suisse International
COP	224,740	04/22/19	5.190%	(Q)	1 Day COOIS(1)(Q)	(369)	—	(369)	JPMorgan Chase Bank, N.A.
COP	3,175,050	06/20/20	4.750%	(Q)	1 Day COOIS(2)(Q)	4,646	3,344	1,302	Citibank, N.A.
COP	2,681,175	06/20/20	4.750%	(Q)	1 Day COOIS(2)(Q)	3,868	1,743	2,125	Deutsche Bank AG
COP	844,650	06/20/20	4.750%	(Q)	1 Day COOIS(2)(Q)	1,236	1,937	(701)	Morgan Stanley & Co. International PLC
COP	843,950	06/20/20	4.750%	(Q)	1 Day COOIS(2)(Q)	1,235	1,969	(734)	Deutsche Bank AG
COP	569,450	06/20/20	4.750%	(Q)	1 Day COOIS(2)(Q)	656	98	558	Morgan Stanley & Co. International PLC
ILS	17,340	03/20/21	0.902%	(A)	3 Month TELBOR(2)(Q)	4,053	—	4,053	Citibank, N.A.
ILS	4,650	03/20/22	1.088%	(A)	3 Month TELBOR(2)(Q)	258	—	258	JPMorgan Chase Bank, N.A
THB	37,710	12/19/20	2.000%	(S)	6 Month THBFIX(2)(S)	5,223	3,092	2,131	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
THB	15,180	12/19/20	2.000%	(S)	6 Month THBFIX(2)(S)	$2,102	$1,470	$632	Citibank, N.A.

						$22,335	$14,535	$7,800

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Coltes 25(A)	—	Deutsche Bank AG	02/14/19	COP	276,500	1,070	—	$1,070

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$71,213	$(11,671)	$17,413	$(162,422)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$19,661,279	$—
Credit Suisse International	817,613	—
Morgan Stanley & Co. International PLC	19,764,025

Total	$40,242,917	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$530,963,402	$507,614,154	$9,438
Preferred Stocks	2,281,825	1,872,658	—
Rights	13,117	2,525	99
Unaffiliated Exchange Traded Funds	29,263,079	—	—
Unaffiliated Funds	1,910,446	125,645	—
Warrants	3,722	—	—
Asset-Backed Securities
Automobiles	—	9,684,944	—
Collateralized Loan Obligations	—	85,911,360	—
Credit Cards	—	1,967,690	—
Other	—	21,285,477	—
Student Loans	—	68,766,042	—
Commercial Mortgage-Backed Securities	—	7,212,301	—
Corporate Bonds	—	429,141,455	—
Sovereign Bonds	—	68,131,261	—
Municipal Bonds	—	8,930,277	—
Residential Mortgage-Backed Securities	—	13,710,246	—
U.S. Government Agency Obligations	—	321,551,548	—
U.S. Treasury Obligations	—	8,483,283	—
Affiliated Mutual Funds	314,727,725	—	—
Foreign Treasury Obligation	—	576,004	—
Options Purchased	3,647,800	39,466	—
Options Written	(3,571,402)	—	—
Other Financial Instruments*
Forward Commitment Contracts	—	(45,645,273)	—
Futures Contracts	(7,783,834)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	548,844	—
OTC Cross Currency Exchange Contracts	—	63,099	—
OTC Credit Default Swap Agreements	—	(108,872)	—
Centrally Cleared Credit Default Swap Agreements	—	3,291	—
Centrally Cleared Interest Rate Swap Agreements	—	(133,627)	—
OTC Interest Rate Swap Agreements	—	22,335	—
OTC Total Return Swap Agreements	—	1,070	—

Total	$871,455,880	$1,509,757,203	$9,537

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	13.5%
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	13.2
Banks	8.8
Equity Real Estate Investment Trusts (REITs)	3.8
Collateralized Loan Obligations	3.6
Pharmaceuticals	3.4
Student Loans	2.8
Sovereign Bonds	2.8
Oil, Gas & Consumable Fuels	2.7
Insurance	2.4
Chemicals	1.7
Media	1.7
Software	1.5
Pipelines	1.3
Real Estate Management & Development	1.2
Unaffiliated Exchange Traded Funds	1.2
Telecommunications	1.1
Automobiles	1.1
Oil & Gas	1.1
Aerospace & Defense	1.0
Food & Staples Retailing	1.0
Food Products	1.0
Diversified Financial Services	1.0
Technology Hardware, Storage & Peripherals	0.9
Electric	0.9
Other	0.9
Beverages	0.9
Semiconductors & Semiconductor Equipment	0.9
IT Services	0.9
Airlines	0.8
Biotechnology	0.8
Electric Utilities	0.7
Diversified Telecommunication Services	0.7
Health Care Equipment & Supplies	0.7
Metals & Mining	0.7
Electronic Equipment, Instruments & Components	0.7
Real Estate Investment Trusts (REITs)	0.7
Road & Rail	0.6
Interactive Media & Services	0.6
Machinery	0.6
Multi-Utilities	0.6
Internet & Direct Marketing Retail	0.6
Capital Markets	0.6
Residential Mortgage-Backed Securities	0.6
Computers	0.5
Health Care Providers & Services	0.5
Communications Equipment	0.5
Multi-National	0.5
Semiconductors	0.5
Specialty Retail	0.4
Entertainment	0.4
Industrial Conglomerates	0.4
Professional Services	0.4

Tobacco	0.4%
Textiles, Apparel & Luxury Goods	0.4
Wireless Telecommunication Services	0.4
Multiline Retail	0.4
Trading Companies & Distributors	0.4
Municipal Bonds	0.4
Hotels, Restaurants & Leisure	0.4
Household Durables	0.4
U.S. Treasury Obligations	0.4
Healthcare-Products	0.3
Retail	0.3
Commercial Mortgage-Backed Securities	0.3
Foods	0.3
Consumer Finance	0.3
Electrical Equipment	0.3
Construction & Engineering	0.3
Auto Components	0.2
Containers & Packaging	0.2
Life Sciences Tools & Services	0.2
Internet	0.2
Agriculture	0.2
Independent Power & Renewable Electricity Producers	0.2
Transportation Infrastructure	0.2
Commercial Services & Supplies	0.2
Personal Products	0.2
Gas Utilities	0.2
Household Products	0.1
Options Purchased	0.1
Air Freight & Logistics	0.1
Auto Manufacturers	0.1
Healthcare-Services	0.1
Diversified Consumer Services	0.1
Leisure Products	0.1
Construction Materials	0.1
Unaffiliated Funds	0.1
Trucking & Leasing	0.1
Credit Cards	0.1
Transportation	0.1
Water Utilities	0.1
Building Products	0.1
Paper & Forest Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Hand/Machine Tools	0.1
Gas	0.1
Thrifts & Mortgage Finance	0.1
Commercial Services	0.0	*
Energy Equipment & Services	0.0	*
Marine	0.0	*
Distributors	0.0	*
Foreign Treasury Obligation	0.0	*
Engineering & Construction	0.0	*
Mining	0.0	*
Health Care Technology	0.0	*
Investment Companies	0.0	*

	102.0
Options Written	(0.2)
Liabilities in excess of other assets	(1.8)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$3,291	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	56,678		Premiums received for OTC swap agreements	11,671
Credit contracts	Unrealized appreciation on OTC swap agreements	5,284		Unrealized depreciation on OTC swap agreements	159,163
Equity contracts	Due from/to broker — variation margin futures	14,854	*	Due from/to broker — variation margin futures	8,916,592	*
Equity contracts	Unaffiliated investments	3,706,729		Options written outstanding, at value	3,571,402
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	74,233		Unrealized depreciation on OTC cross currency exchange contracts	11,134
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,449,218		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,900,374
Interest rate contracts	Due from/to broker — variation margin futures	4,607,690	*	Due from/to broker — variation margin futures	3,489,786	*
Interest rate contracts	Due from/to broker — variation margin swaps	550,502	*	Due from/to broker — variation margin swaps	684,129	*
Interest rate contracts	Premiums paid for OTC swap agreements	14,535		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	12,129		Unrealized depreciation on OTC swap agreements	3,259

Total		$11,495,143			$18,747,510

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$(70,529)
Equity contracts	56,614	(98)	3,480,552	(1,173,609)	(9,567,025)	—	—
Foreign exchange contracts	—	—	—	—	—	(12,164,698)	—
Interest rate contracts	—	—	(1,108)	1,158	(9,920,222)	—	423,079

Total	$56,614	$(98)	$3,479,444	$(1,172,451)	$(19,487,247)	$(12,164,698)	$352,550

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$61,850
Equity contracts	2,776	(3,971)	2,555,397	(738,646)	(15,505,713)	—	—
Foreign exchange contracts	—	—	—	—	—	(614,013)	—
Interest rate contracts	—	—	(1,967)	—	(2,075,443)	—	517,480

Total	$2,776	$(3,971)	$2,553,430	$(738,646)	$(17,581,156)	$(614,013)	$579,330

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Cross Currency Exchange Contracts(4)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$647,942	$20,749	$698,821,610	$341,278,203	$20,095,364	$280,547,916	$164,883,886

Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)	Interest Rate Swap Agreements(2)	Total Return Swap Agreements(2)
$9,298,000	$16,600,000	$342,025,544	$35,693

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$34,966,588	$(34,966,588)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Bank PLC	$2,262	$(11,298)	$(9,036)	$9,036	$—
Citibank, N.A.	44,089	(83,196)	(39,107)	39,107	—
Credit Suisse International	—	(299)	(299)	—	(299)
Deutsche Bank AG	60,370	(36,956)	23,414	(23,414)	—
JPMorgan Chase Bank, N.A.	12,175	(35,684)	(23,509)	23,509	—
Morgan Stanley & Co. International PLC	2,531,267	(1,912,209)	619,058	(330,000)	289,058
UBS AG	1,380	(5,959)	(4,579)	—	(4,579)

	$2,651,543	$(2,085,601)	$565,942	$(281,762)	$284,180

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $34,966,588:
Unaffiliated investments (cost $2,195,974,432)	$2,123,099,264
Affiliated investments (cost $314,730,611)	314,727,725
Cash	1,488
Foreign currency, at value (cost $17,071,452)	17,067,344
Deposit with broker for centrally cleared/exchange-traded derivatives	40,242,917
Receivable for investments sold	114,576,874
Receivable for Portfolio shares sold	16,290,470
Dividends and interest receivable	10,136,259
Unrealized appreciation on OTC forward foreign currency contracts	2,449,218
Tax reclaim receivable	2,241,009
Due from broker-variation margin futures	2,059,459
Cash segregated for counterparty - OTC	360,314
Receivable from affiliate	126,695
Unrealized appreciation on OTC cross currency exchange contracts	74,233
Premiums paid for OTC swap agreements	71,213
Unrealized appreciation on OTC swap agreements	17,413
Prepaid expenses	22,642

Total Assets	2,643,564,537

LIABILITIES:
Payable for investments purchased	163,212,396
Forward commitment contracts, at value (proceeds receivable $45,067,227)	45,645,273
Payable to broker for collateral for securities on loan	35,863,945
Options written outstanding, at value (premiums received $2,965,267)	3,571,402
Unrealized depreciation on OTC forward foreign currency contracts	1,900,374
Payable to affiliate	1,147,670
Cash segregated from counterparty - OTC	589,716
Management fees payable	575,101
Accrued expenses and other liabilities	538,515
Unrealized depreciation on OTC swap agreements	162,422
Distribution fee payable	96,563
Due to broker-variation margin swaps	46,448
Premiums received for OTC swap agreements	11,671
Unrealized depreciation on OTC cross currency exchange contracts	11,134
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	36

Total Liabilities	253,373,035

NET ASSETS	$2,390,191,502

Net assets were comprised of:
Partners Equity	$2,390,191,502

Net asset value and redemption price per share, $2,390,191,502 / 181,512,462 outstanding shares of beneficial interest	$13.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net of $87,005 foreign withholding tax)	$46,352,156
Unaffiliated dividend income (net) (foreign withholding tax $2,683,600, of which $307,597 is reimbursable by an affiliate)	32,102,027
Affiliated dividend income	8,735,873
Income from securities lending, net (including affiliated income of $170,169)	236,570

87,426,626

EXPENSES
Management fees	22,700,286
Distribution fee	7,490,128
Custodian and accounting fees	1,033,115
Audit fee	61,810
Trustees’ fees	40,651
Shareholders’ reports	28,307
Legal fees and expenses	20,152
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,986
Miscellaneous	212,375

Total expenses	31,593,810
Less: Fee waivers and/or expense reimbursement	(3,669,364)

Net expenses	27,924,446

NET INVESTMENT INCOME (LOSS)	59,502,180

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,909)) (net of foreign capital gains taxes $(522))	27,591,716
Futures transactions	(19,487,247)
Options written transactions	(1,172,451)
Swap agreements transactions	352,550
Forward and cross currency contracts transactions	(12,164,698)
Foreign currency transactions	(9,415,452)

(14,295,582)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(672))	(236,361,625)
Futures	(17,581,156)
Options written	(738,646)
Swap agreements	579,330
Forward and cross currency contracts	(614,013)
Foreign currencies	(92,332)

(254,808,442)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(269,104,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(209,601,844)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$59,502,180	$43,707,317
Net realized gain (loss) on investment and foreign currency transactions	(14,295,582)	162,230,851
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(254,808,442)	135,997,925

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(209,601,844)	341,936,093

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [4,126,228 and 5,516,632 shares, respectively]	55,632,901	73,374,734
Net asset value of shares issued in merger [0 and 32,804,996 shares, respectively]	—	434,011,193
Portfolio share repurchased [51,610,844 and 14,157,692 shares, respectively]	(700,617,680)	(190,845,000)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(644,984,779)	316,540,927

CAPITAL CONTRIBUTIONS	437,489	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(854,149,134)	658,477,020
NET ASSETS:
Beginning of year	3,244,340,636	2,585,863,616

End of year	$2,390,191,502	$3,244,340,636

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 90.3%
COMMON STOCKS — 54.1%	Shares	Value
Argentina — 0.1%
MercadoLibre, Inc.*	4,964	$1,453,707

Australia — 0.4%
AGL Energy Ltd.	3,644	52,758
Alumina Ltd.	37,717	61,000
Amcor Ltd.	10,586	98,593
AMP Ltd.	16,117	27,754
APA Group	9,651	57,564
Aristocrat Leisure Ltd.	2,352	36,102
ASX Ltd.	767	32,379
Aurizon Holdings Ltd.	22,596	68,072
Australia & New Zealand Banking Group Ltd.	22,078	380,333
Bendigo & Adelaide Bank Ltd.	3,116	23,640
BHP Group Ltd.	178,829	4,295,568
BHP Group PLC	13,108	277,973
Boral Ltd.	7,337	25,525
Brambles Ltd.	10,749	76,681
Caltex Australia Ltd.	2,603	46,606
Challenger Ltd.	3,352	22,358
Coca-Cola Amatil Ltd.	7,649	44,080
Cochlear Ltd.	619	75,672
Coles Group Ltd.*	7,553	61,896
Commonwealth Bank of Australia	11,772	599,482
Computershare Ltd.	5,946	71,931
CSL Ltd.	3,184	416,379
Dexus, REIT	7,268	54,230
Fortescue Metals Group Ltd.	6,000	17,697
Goodman Group, REIT	14,188	106,103
GPT Group (The), REIT	6,372	23,925
Incitec Pivot Ltd.	8,743	20,140
Insurance Australia Group Ltd.	12,596	62,116
LendLease Group	3,856	31,503
Macquarie Group Ltd.	2,406	183,758
Medibank Private Ltd.	15,309	27,694
Mirvac Group, REIT	46,151	72,821
National Australia Bank Ltd.	19,455	329,987
Newcrest Mining Ltd.	4,996	76,866
Oil Search Ltd.	110,717	555,430
Orica Ltd.	4,139	50,249
Origin Energy Ltd.*	10,763	48,751
QBE Insurance Group Ltd.	12,460	88,517
Ramsay Health Care Ltd.	1,204	48,860
REA Group Ltd.	789	41,032
Rio Tinto Ltd.	3,503	193,307
Rio Tinto PLC	15,930	760,898
Santos Ltd.	10,400	39,879
Scentre Group, REIT	47,883	131,353
Sonic Healthcare Ltd.	1,708	26,552
South32 Ltd.	45,410	107,042
Stockland, REIT	17,323	42,895
Suncorp Group Ltd.	12,003	106,579
Sydney Airport	12,524	59,320
Tabcorp Holdings Ltd.	16,427	49,575
Telstra Corp. Ltd.	30,392	60,850
TPG Telecom Ltd.	4,991	22,568
Transurban Group	17,579	144,166

COMMON STOCKS (continued)	Shares	Value
Australia (continued)
Treasury Wine Estates Ltd.	3,581	$37,306
Vicinity Centres, REIT	20,214	36,983
Wesfarmers Ltd.	7,553	171,231
Westpac Banking Corp.	22,651	399,342
Woodside Petroleum Ltd.	5,107	112,161
Woolworths Group Ltd.	10,463	217,057

		11,411,089

Austria — 0.0%
Erste Group Bank AG*	32,595	1,087,420

Belgium — 0.1%
Anheuser-Busch InBev SA/NV	3,871	256,718
KBC Group NV	49,174	3,204,516

		3,461,234

Brazil — 0.6%
Ambev SA	73,429	291,386
Ambev SA, ADR	314,670	1,233,506
B3 SA - Brasil Bolsa Balcao	82,754	572,440
Cielo SA	70,900	162,627
Engie Brasil Energia SA	39,388	335,567
Itau Unibanco Holding SA, ADR	560,774	5,125,474
Kroton Educacional SA	104,904	240,082
Lojas Renner SA	163,478	1,788,420
Raia Drogasil SA	60,839	897,103
TIM Participacoes SA, ADR	9,519	146,021
Ultrapar Participacoes SA	101,934	1,399,184
Vale SA, ADR(a)	164,396	2,168,383
Via Varejo SA	82,028	92,912
WEG SA	244,365	1,105,892

		15,558,997

Canada — 0.4%
Advanz Pharma Corp.*	607	11,594
Agnico Eagle Mines Ltd.	1,952	78,783
Alimentation Couche-Tard, Inc. (Class B Stock)	4,158	206,834
ARC Resources Ltd.	3,162	18,761
Bank of Montreal	5,870	383,493
Bank of Nova Scotia (The)	10,648	530,762
Barrick Gold Corp.	9,985	134,796
BCE, Inc.	1,125	44,441
Brookfield Asset Management, Inc. (Class A Stock)	8,571	328,475
Canadian Imperial Bank of Commerce	3,904	290,770
Canadian National Railway Co.	7,137	528,583
Canadian Natural Resources Ltd., (XTSE)	9,879	238,364
Canadian Pacific Railway Ltd.	1,460	259,061
Canadian Tire Corp. Ltd. (Class A Stock)	763	79,776
Cenovus Energy, Inc.	8,051	56,614
CGI Group, Inc. (Class A Stock)*	2,235	136,700
Constellation Software, Inc.	202	129,300
Crescent Point Energy Corp.	5,591	16,955
Dollarama, Inc.	3,276	77,917
Enbridge, Inc.	7,588	235,722
Encana Corp.	6,982	40,300
Fairfax Financial Holdings Ltd.(a)	2,352	1,035,383
Fortis, Inc.	2,461	82,039
Franco-Nevada Corp.	1,776	124,536

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Canada (continued)
George Weston Ltd.	258	$17,018
Gildan Activewear, Inc., (XTSE)	1,825	55,397
Goldcorp, Inc.	7,070	69,240
Great-West Lifeco, Inc.	3,148	64,980
Imperial Oil Ltd.	2,625	66,509
Intact Financial Corp.	1,121	81,447
Inter Pipeline Ltd.	2,624	37,173
Kinross Gold Corp.*	10,657	34,347
Loblaw Cos. Ltd.	1,918	85,855
Magna International, Inc.	4,066	184,566
Manulife Financial Corp.	17,592	249,602
Metro, Inc.	2,234	77,467
National Bank of Canada(a)	3,128	128,424
Nutrien Ltd.	5,703	267,856
Open Text Corp.	2,552	83,185
Pembina Pipeline Corp.	3,760	111,572
Power Corp. of Canada	3,725	66,931
Power Financial Corp.	2,334	44,160
Restaurant Brands International, Inc.	1,828	95,497
Rogers Communications, Inc. (Class B Stock)	3,653	187,199
Royal Bank of Canada	12,860	880,192
Saputo, Inc.	2,670	76,646
Shaw Communications, Inc. (Class B Stock)	4,004	72,472
SNC-Lavalin Group, Inc.	1,278	42,987
Sun Life Financial, Inc.	5,702	189,162
Suncor Energy, Inc.	14,227	397,360
Teck Resources Ltd. (Class B Stock)	5,579	120,105
Thomson Reuters Corp.	3,080	148,743
Toronto-Dominion Bank (The)	16,047	797,648
TransCanada Corp.	6,518	232,752
Wheaton Precious Metals Corp.	3,967	77,440

		10,113,891

Chile — 0.1%
Banco Santander Chile	1,397,204	104,066
Banco Santander Chile, ADR	34,340	1,026,766
Cencosud SA	63,052	114,148
Cia Cervecerias Unidas SA, ADR	4,601	115,623

		1,360,603

China — 1.9%
51job, Inc., ADR*	3,902	243,641
AAC Technologies Holdings, Inc.	23,500	136,180
Alibaba Group Holding Ltd., ADR*(a)	54,915	7,527,199
ANTA Sports Products Ltd.	80,000	384,677
Baidu, Inc., ADR*	15,208	2,411,989
Bank of China Ltd. (Class H Stock)	1,939,000	833,839
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	201,100	190,145
BOC Hong Kong Holdings Ltd.	31,500	116,705
BOE Technology Group Co. Ltd. (Class A Stock)	217,300	83,255
China Conch Venture Holdings Ltd.	87,000	259,134
China Construction Bank Corp. (Class H Stock)	2,172,000	1,793,138
China Everbright International Ltd.	279,000	250,590
China Life Insurance Co. Ltd. (Class H Stock)	242,000	513,886

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Longyuan Power Group Corp. Ltd. (Class H Stock)	375,000	$255,154
China Merchants Bank Co. Ltd. (Class H Stock)	137,000	502,752
China Mobile Ltd.	86,500	832,147
China Oilfield Services Ltd. (Class H Stock)	104,000	89,105
China Overseas Land & Investment Ltd.	448,000	1,539,042
China Petroleum & Chemical Corp. (Class H Stock)	540,000	384,279
China Railway Group Ltd. (Class H Stock)	220,000	200,335
China Resources Land Ltd.	116,000	443,714
China Resources Power Holdings Co. Ltd.	136,000	261,585
China Shenhua Energy Co. Ltd. (Class H Stock)	168,500	368,075
China State Construction International Holdings Ltd.	94,000	74,838
China Unicom Hong Kong Ltd.	304,000	321,998
China Vanke Co. Ltd. (Class H Stock)	107,700	365,519
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	258,000	138,424
CNOOC Ltd.	908,000	1,396,865
Country Garden Holdings Co. Ltd.	332,000	399,966
CSPC Pharmaceutical Group Ltd.	136,000	193,832
Ctrip.com International Ltd., ADR*	10,436	282,398
ENN Energy Holdings Ltd.	41,700	368,968
Far East Horizon Ltd.	222,000	224,463
Focus Media Information Technology Co. Ltd. (Class A Stock)	98,300	75,154
Fosun International Ltd.	99,000	143,692
Geely Automobile Holdings Ltd.	228,000	401,593
Greentown Service Group Co. Ltd.	120,000	92,005
Guangdong Haid Group Co. Ltd. (Class A Stock)	36,495	123,157
Hangzhou Robam Appliances Co. Ltd. (Class A Stock)	54,130	159,765
Huayu Automotive Systems Co. Ltd. (Class A Stock)	34,300	91,887
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,680,000	1,199,035
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	30,201	100,973
JD.com, Inc., ADR*	54,342	1,137,378
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	24,400	188,027
Kingdee International Software Group Co. Ltd.	214,000	188,144
Kweichow Moutai Co. Ltd. (Class A Stock)	2,200	189,242
Midea Group Co. Ltd. (Class A Stock)	19,900	107,581
NetEase, Inc., ADR	1,068	251,375
Nexteer Automotive Group Ltd.	82,000	116,877
PetroChina Co. Ltd. (Class H Stock)	808,000	501,437
PICC Property & Casualty Co. Ltd. (Class H Stock)	320,000	326,856
Ping An Bank Co. Ltd. (Class A Stock)	185,000	253,439
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	789,500	6,977,572
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	439,000	231,654
SAIC Motor Corp. Ltd. (Class A Stock)	53,002	205,959

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
China (continued)
Shanghai Industrial Holdings Ltd.	36,000	$72,681
Shanghai International Airport Co. Ltd. (Class A Stock)	20,637	152,476
Shenzhou International Group Holdings Ltd.	31,000	352,217
Sinopharm Group Co. Ltd. (Class H Stock)	76,000	319,153
Sunny Optical Technology Group Co. Ltd.	35,100	312,454
Tencent Holdings Ltd.	314,500	12,588,225
Tsingtao Brewery Co. Ltd. (Class H Stock)	188,000	752,971
Weibo Corp., ADR*(a)	4,806	280,815
Wuxi Biologics Cayman, Inc., 144A*	32,000	202,764
Yangzijiang Shipbuilding Holdings Ltd.	15,000	13,664
Yum China Holdings, Inc.	10,424	349,517

		51,847,576

Colombia — 0.0%
Bancolombia SA, ADR	7,737	294,780

Czech Republic — 0.0%
Komercni banka A/S*	6,174	233,165
Moneta Money Bank A/S, 144A	53,369	172,434

		405,599

Denmark — 0.3%
Chr Hansen Holding A/S	2,780	246,611
Novo Nordisk A/S (Class B Stock)	138,630	6,368,571
Royal Unibrew A/S	20,475	1,412,454

		8,027,636

Finland — 0.2%
Elisa OYJ	5,136	212,523
Neste OYJ	35,491	2,744,042
Nokia OYJ	31,334	181,238
Nordea Bank Abp	39,924	336,357
UPM-Kymmene OYJ	66,967	1,707,964
Wartsila OYJ Abp	18,410	293,344

		5,475,468

France — 2.2%
Accor SA	52,013	2,237,970
Air Liquide SA	10,780	1,341,635
Airbus SE	46,747	4,507,421
Alstom SA	9,722	393,442
AXA SA	80,808	1,749,493
BioMerieux	1,652	108,826
BNP Paribas SA	50,293	2,278,724
Capgemini SE	27,345	2,727,027
Eiffage SA	17,120	1,432,905
Engie SA	154,225	2,215,314
EssilorLuxottica SA	14,356	1,817,783
Faurecia SA	16,340	620,153
Imerys SA	4,158	200,368
Kering SA	5,451	2,570,419
L’Oreal SA	1,205	278,397
LVMH Moet Hennessy Louis Vuitton SE	13,465	3,990,974
Natixis SA	58,356	275,633
Orange SA	215,276	3,500,474
Pernod Ricard SA	19,016	3,123,555
Peugeot SA	65,142	1,392,853
Renault SA	4,761	298,164
Safran SA	41,376	5,002,588

COMMON STOCKS (continued)	Shares	Value
France (continued)
Sanofi	9,922	$860,585
Schneider Electric SE	35,275	2,423,668
Teleperformance	6,283	1,006,348
Thales SA	22,798	2,667,783
TOTAL SA	117,944	6,241,352
Unibail-Rodamco-Westfield, CDI, REIT*	3,720	27,947
Unibail-Rodamco-Westfield, REIT	1,146	178,017
Valeo SA	6,144	180,066
Vinci SA	39,350	3,249,612
Vivendi SA	5,830	142,180

		59,041,676

Germany — 1.1%
adidas AG	11,338	2,378,607
Allianz SE	36,514	7,356,095
BASF SE	4,011	281,528
Bayer AG	47,415	3,319,583
Bayerische Motoren Werke AG	1,254	102,007
Continental AG	13,368	1,861,990
Daimler AG	7,875	415,548
Deutsche Boerse AG	12,640	1,524,767
Deutsche Post AG	17,364	476,917
Deutsche Telekom AG	190,630	3,249,921
Fresenius Medical Care AG & Co. KGaA	19,071	1,239,918
Fresenius SE & Co. KGaA	2,451	119,571
Hannover Rueck SE	8,167	1,105,138
Infineon Technologies AG	23,120	462,921
Merck KGaA	2,666	275,846
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,915	637,946
RWE AG	21,808	475,113
SAP SE	52,786	5,284,854
Siemens AG	6,460	722,953

		31,291,223

Hong Kong — 0.6%
AIA Group Ltd.	1,196,800	9,923,806
ASM Pacific Technology Ltd.	2,500	23,813
Bank of East Asia Ltd. (The)	1,600	5,070
CK Asset Holdings Ltd.	320,000	2,318,572
CK Hutchison Holdings Ltd.	22,500	215,967
CK Infrastructure Holdings Ltd.	7,500	56,801
CLP Holdings Ltd.	15,500	175,168
Haier Electronics Group Co. Ltd.*	52,000	127,825
Hang Lung Properties Ltd.	2,000	3,811
Hang Seng Bank Ltd.	7,100	158,400
Henderson Land Development Co. Ltd.	14,730	73,328
HKT Trust & HKT Ltd. (Class SS Stock)	20,000	28,815
Hong Kong & China Gas Co. Ltd.	75,910	156,738
Hong Kong Exchanges & Clearing Ltd.	7,700	223,080
Hongkong Land Holdings Ltd.	7,800	48,905
Jardine Matheson Holdings Ltd.	34,700	2,411,702
Kerry Properties Ltd.	11,000	37,576
Link REIT	13,000	131,533
MTR Corp. Ltd.	8,000	42,061
New World Development Co. Ltd.	23,000	30,300
NWS Holdings Ltd.	16,000	32,834
Power Assets Holdings Ltd.	10,000	69,508
Sino Biopharmaceutical Ltd.	242,000	158,659

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Hong Kong (continued)
Sino Land Co. Ltd.	40,000	$68,409
Sun Hung Kai Properties Ltd.	12,500	178,188
Swire Pacific Ltd. (Class A Stock)	7,000	74,031
Techtronic Industries Co. Ltd.	4,500	23,973
WH Group Ltd., 144A	33,500	25,788
Wharf Holdings Ltd. (The)	14,000	36,476
Wharf Real Estate Investment Co. Ltd.	13,000	77,695
Wheelock & Co. Ltd.	12,000	68,636
Yue Yuen Industrial Holdings Ltd.	9,000	28,775

		17,036,243

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	28,097	309,466
OTP Bank Nyrt	13,910	561,575
Richter Gedeon Nyrt	12,842	249,737

		1,120,778

India — 1.0%
Axis Bank Ltd.*	34,832	309,511
Bajaj Auto Ltd.	3,253	126,823
Bharat Heavy Electricals Ltd.	268,637	281,326
Bharti Airtel Ltd.	12,332	55,193
Coal India Ltd.	78,404	269,928
Eicher Motors Ltd.	447	148,142
HCL Technologies Ltd.	25,554	353,249
HDFC Bank Ltd., ADR	132,943	13,771,565
Hindalco Industries Ltd.	59,554	192,940
Housing Development Finance Corp. Ltd.	41,135	1,160,298
IndusInd Bank Ltd.	12,635	289,394
Infosys Ltd., ADR(a)	469,607	4,470,659
ITC Ltd.	129,469	521,556
JSW Steel Ltd.	50,426	221,567
Larsen & Toubro Ltd.	21,021	432,849
Mahindra & Mahindra Ltd.	30,896	355,989
Mahindra & Mahindra Ltd., GDR	177,400	2,013,489
Marico Ltd.	56,722	303,572
Maruti Suzuki India Ltd.	4,425	473,474
Petronet LNG Ltd.	75,730	242,905
Piramal Enterprises Ltd.	5,641	192,155
Reliance Industries Ltd., GDR, 144A	16,941	539,719
Shriram Transport Finance Co. Ltd.	13,720	243,628
Tata Consultancy Services Ltd.	25,305	686,773
UltraTech Cement Ltd.	6,382	364,909
UPL Ltd.	11,200	121,717

		28,143,330

Indonesia — 0.3%
Astra International Tbk PT	3,427,600	1,962,963
Bank Central Asia Tbk PT	1,142,100	2,066,117
Bank Rakyat Indonesia Persero Tbk PT	8,699,600	2,221,679
Telekomunikasi Indonesia Persero Tbk PT	1,966,900	517,689
Unilever Indonesia Tbk PT	204,800	652,257
United Tractors Tbk PT	49,000	93,456

		7,514,161

Ireland — 0.1%
CRH PLC	16,031	426,053
James Hardie Industries PLC, CDI	4,493	47,801
Kerry Group PLC (Class A Stock)	3,363	333,802
Kingspan Group PLC	4,552	195,615

COMMON STOCKS (continued)	Shares	Value
Ireland (continued)
Ryanair Holdings PLC, ADR*	3,445	$245,766

		1,249,037

Israel — 0.0%
Teva Pharmaceutical Industries Ltd., ADR*	5,798	89,405

Italy — 0.2%
Davide Campari-Milano SpA	19,911	168,664
Enel SpA	627,107	3,641,606
Eni SpA	144,431	2,281,296
Intesa Sanpaolo SpA	35,782	79,888
UniCredit SpA	35,390	401,574

		6,573,028

Japan — 1.9%
AEON Financial Service Co. Ltd.	1,100	19,532
AGC, Inc.	2,600	81,864
Ajinomoto Co., Inc.	6,100	108,667
Alfresa Holdings Corp.	1,900	48,540
Amada Holdings Co. Ltd.	7,400	66,423
Asahi Group Holdings Ltd.	61,600	2,390,793
Asahi Kasei Corp.	5,200	53,504
Astellas Pharma, Inc.	9,000	115,272
Bandai Namco Holdings, Inc.	4,500	201,715
Bridgestone Corp.(a)	6,800	261,781
Canon, Inc.(a)	5,900	161,106
Central Japan Railway Co.	600	126,659
Chubu Electric Power Co., Inc.	8,000	113,828
Chugai Pharmaceutical Co. Ltd.	1,100	63,911
Concordia Financial Group Ltd.	21,600	82,897
Dai Nippon Printing Co. Ltd.	1,500	31,442
Daicel Corp.	11,100	113,833
Dai-ichi Life Holdings, Inc.	6,100	94,793
Daiichi Sankyo Co. Ltd.	6,500	207,579
Daikin Industries Ltd.	25,400	2,696,516
Daito Trust Construction Co. Ltd.	700	95,520
Daiwa House Industry Co. Ltd.	6,800	215,997
Daiwa House REIT Investment Corp., REIT	13	29,115
Denso Corp.	1,700	75,159
East Japan Railway Co.	3,200	282,587
Eisai Co. Ltd.	1,700	131,268
Electric Power Development Co. Ltd.	6,000	142,111
FANUC Corp.	12,200	1,846,334
Fast Retailing Co. Ltd.	500	255,210
FUJIFILM Holdings Corp.	4,600	178,888
Fujitsu Ltd.	800	49,816
Hakuhodo DY Holdings, Inc.	2,000	28,586
Hankyu Hanshin Holdings, Inc.	1,100	36,542
Hino Motors Ltd.	6,800	64,091
Hisamitsu Pharmaceutical Co., Inc.	400	22,104
Hitachi High-Technologies Corp.	2,000	62,457
Hitachi Ltd.	11,200	297,126
Honda Motor Co. Ltd.	99,500	2,613,351
Hoya Corp.	1,700	102,343
Inpex Corp.	2,000	17,852
ITOCHU Corp.	16,200	275,137
J Front Retailing Co. Ltd.	9,400	107,700
Japan Airlines Co. Ltd.	4,400	155,935
Japan Exchange Group, Inc.	4,100	66,322
Japan Post Holdings Co. Ltd.	3,200	36,880

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Japan Prime Realty Investment Corp., REIT	6	$22,814
Japan Real Estate Investment Corp., REIT	11	61,828
Japan Retail Fund Investment Corp., REIT	23	45,986
Japan Tobacco, Inc.(a)	7,400	176,137
JFE Holdings, Inc.	3,100	49,053
JTEKT Corp.	2,100	23,275
JXTG Holdings, Inc.	39,300	205,541
Kao Corp.	5,200	385,979
Kawasaki Heavy Industries Ltd.	4,500	96,097
KDDI Corp.	11,200	267,668
Keikyu Corp.	1,500	24,529
Keyence Corp.	6,100	3,086,949
Kikkoman Corp.	400	21,394
Kintetsu Group Holdings Co. Ltd.	800	34,707
Kirin Holdings Co. Ltd.	6,300	131,544
Komatsu Ltd.	79,400	1,697,987
Kose Corp.	300	46,981
Kubota Corp.	131,700	1,872,254
Kyocera Corp.	1,400	69,881
Kyowa Hakko Kirin Co. Ltd.	6,800	128,832
M3, Inc.	4,900	65,770
Makita Corp.	51,700	1,835,849
Marui Group Co. Ltd.	7,100	137,840
Mazda Motor Corp.	3,900	40,113
Mebuki Financial Group, Inc.	26,900	71,265
MEIJI Holdings Co. Ltd.	400	32,659
MINEBEA MITSUMI, Inc.	4,300	61,978
Mitsubishi Corp.	13,300	365,302
Mitsubishi Electric Corp.	18,700	206,131
Mitsubishi Estate Co. Ltd.	15,300	240,604
Mitsubishi Tanabe Pharma Corp.	1,100	15,862
Mitsubishi UFJ Financial Group, Inc.	97,900	479,653
Mitsui & Co. Ltd.	13,300	204,441
Mitsui Chemicals, Inc.	5,600	126,289
Mitsui Fudosan Co. Ltd.	81,400	1,796,161
Mizuho Financial Group, Inc.	97,000	150,468
MS&AD Insurance Group Holdings, Inc.	2,900	82,708
Murata Manufacturing Co. Ltd.	1,800	244,348
Nexon Co. Ltd.*	4,400	56,283
NGK Spark Plug Co. Ltd.	4,700	93,031
Nidec Corp.	20,700	2,344,741
Nintendo Co. Ltd.	1,000	265,794
Nippon Building Fund, Inc., REIT(a)	9	56,675
Nippon Prologis REIT, Inc., REIT	11	23,248
Nippon Steel & Sumitomo Metal Corp.	7,500	128,652
Nippon Telegraph & Telephone Corp.	7,800	317,785
Nippon Yusen KK	3,700	56,554
Nissan Motor Co. Ltd.	16,400	131,292
Nitori Holdings Co. Ltd.	700	87,539
Nitto Denko Corp.	18,100	904,785
Nomura Holdings, Inc.	16,600	63,283
Nomura Real Estate Master Fund, Inc., REIT	27	35,543
Nomura Research Institute Ltd.	3,400	125,786
NSK Ltd.	4,300	36,910
NTT DOCOMO, Inc.	13,400	301,705
Obayashi Corp.	4,900	44,284
Obic Co. Ltd.	200	15,434
Oji Holdings Corp.	6,800	34,856

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Olympus Corp.	3,000	$92,773
Ono Pharmaceutical Co. Ltd.	5,200	105,956
Oriental Land Co. Ltd.	900	90,726
ORIX Corp.	15,600	227,200
Otsuka Corp.	4,000	109,595
Otsuka Holdings Co. Ltd.	5,300	216,968
Panasonic Corp.	25,500	228,411
Persol Holdings Co. Ltd.	6,800	100,879
Recruit Holdings Co. Ltd.	58,600	1,414,719
Renesas Electronics Corp.*	13,800	62,338
Resona Holdings, Inc.	10,600	51,030
Ricoh Co. Ltd.	1,700	16,601
Rohm Co. Ltd.	1,500	95,870
Ryohin Keikaku Co. Ltd.	300	72,728
Santen Pharmaceutical Co. Ltd.	2,200	31,815
SBI Holdings, Inc.	1,600	31,266
Secom Co. Ltd.	300	24,841
Seibu Holdings, Inc.	9,300	162,067
Seiko Epson Corp.	3,800	53,398
Sekisui House Ltd.	5,300	78,872
Seven & i Holdings Co. Ltd.	7,600	330,269
Shimano, Inc.	400	56,331
Shimizu Corp.	14,100	114,585
Shin-Etsu Chemical Co. Ltd.	31,500	2,436,945
Shinsei Bank Ltd.	4,000	47,648
Shionogi & Co. Ltd.	500	28,597
Shiseido Co. Ltd.(a)	3,400	212,805
Showa Denko KK	900	26,733
SMC Corp.	7,300	2,203,265
SoftBank Group Corp.	5,600	371,103
Sompo Holdings, Inc.	1,400	47,424
Sony Corp.	10,100	485,028
Stanley Electric Co. Ltd.	1,200	33,608
Subaru Corp.	600	12,902
SUMCO Corp.	1,600	17,780
Sumitomo Chemical Co. Ltd.	18,200	87,944
Sumitomo Electric Industries Ltd.	6,700	88,632
Sumitomo Metal Mining Co. Ltd.	2,800	74,925
Sumitomo Mitsui Financial Group, Inc.	95,000	3,151,353
Sumitomo Mitsui Trust Holdings, Inc.	3,900	142,610
Sumitomo Realty & Development Co. Ltd.	1,100	40,228
Sundrug Co. Ltd.	700	20,812
Suntory Beverage & Food Ltd.	800	36,078
Suzuken Co. Ltd.	1,000	50,902
Suzuki Motor Corp.	4,500	227,379
T&D Holdings, Inc.	9,600	111,011
Takeda Pharmaceutical Co. Ltd.(a)	5,800	196,654
TDK Corp.	500	35,043
Terumo Corp.	300	16,937
THK Co. Ltd.	1,000	18,570
Tohoku Electric Power Co., Inc.	5,300	69,841
Tokio Marine Holdings, Inc.	6,800	322,864
Tokyo Electric Power Co. Holdings, Inc.*	4,700	27,933
Tokyo Electron Ltd.	9,900	1,125,478
Tokyo Gas Co. Ltd.	4,700	119,146
Tokyu Corp.	10,500	171,617
Tokyu Fudosan Holdings Corp.	17,500	86,384
Toppan Printing Co. Ltd.	2,500	36,683
Toray Industries, Inc.	21,400	150,316

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Toshiba Corp.	3,900	$110,171
Toyota Industries Corp.	500	22,985
Toyota Motor Corp.	17,900	1,039,122
Toyota Tsusho Corp.	1,200	35,317
Unicharm Corp.	1,100	35,631
United Urban Investment Corp., REIT	20	31,047
Yahoo Japan Corp.	7,000	17,450
Yakult Honsha Co. Ltd.	400	28,115
Yamato Holdings Co. Ltd.	2,900	79,622
Yaskawa Electric Corp.	1,000	24,354
ZOZO, Inc.	800	14,641

		51,501,014

Luxembourg — 0.0%
ArcelorMittal	51,414	1,080,430

Macau — 0.1%
Galaxy Entertainment Group Ltd.	19,000	119,810
Sands China Ltd.	674,800	2,955,612
Wynn Macau Ltd.	11,600	25,249

		3,100,671

Malaysia — 0.1%
AirAsia Group Bhd	186,800	134,642
CIMB Group Holdings Bhd	73,400	101,327
Genting Malaysia Bhd	78,600	57,451
MISC Bhd	66,000	106,678
Petronas Chemicals Group Bhd	154,800	347,673
Public Bank Bhd	241,000	1,443,211
Tenaga Nasional Bhd	85,500	280,831

		2,471,813

Mexico — 0.2%
Alfa SAB de CV (Class A Stock)	164,985	196,369
America Movil SAB de CV (Class L Stock)	534,133	380,247
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Class B Stock)	142,244	176,323
Fibra Uno Administracion SA de CV, REIT	64,263	71,451
Fomento Economico Mexicano SAB de CV, ADR	19,446	1,673,328
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	40,097	326,746
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	16,575	250,011
Grupo Financiero Banorte SAB de CV (Class O Stock)	260,626	1,272,246
Grupo Mexico SAB de CV (Class B Stock)	150,607	310,920
Wal-Mart de Mexico SAB de CV	765,878	1,947,846

		6,605,487

Netherlands — 1.0%
ABN AMRO Group NV, CVA, 144A	85,230	2,007,390
Adyen NV, 144A*	701	383,799
Akzo Nobel NV	5,837	471,110
ASML Holding NV	33,685	5,315,257
ASR Nederland NV	34,502	1,370,474
Heineken Holding NV	1,745	149,902
Heineken NV	4,506	399,138
ING Groep NV	439,020	4,744,623

COMMON STOCKS (continued)	Shares	Value
Netherlands (continued)
InterXion Holding NV*	14,950	$809,691
Koninklijke Ahold Delhaize NV	13,356	337,994
Koninklijke Philips NV	7,189	254,860
NN Group NV	34,278	1,368,332
NXP Semiconductors NV	1,137	83,319
Royal Dutch Shell PLC (Class A Stock), (XLON)	257,280	7,577,843
Royal Dutch Shell PLC (Class B Stock)	20,310	606,559
Wolters Kluwer NV	6,516	386,329

		26,266,620

New Zealand — 0.0%
Auckland International Airport Ltd.	11,025	53,027
Fletcher Building Ltd.*	8,320	27,193
Ryman Healthcare Ltd.	4,143	29,863
Spark New Zealand Ltd.	21,104	58,743

		168,826

Norway — 0.1%
Telenor ASA	90,144	1,753,425

Peru — 0.1%
Credicorp Ltd.	9,563	2,119,830

Philippines — 0.1%
Ayala Corp.	10,940	187,230
Ayala Land, Inc.	421,900	326,085
Bank of the Philippine Islands	121,380	217,118
Jollibee Foods Corp.	57,410	318,677
Security Bank Corp.	27,240	80,382
Universal Robina Corp.	68,470	165,555

		1,295,047

Poland — 0.0%
CCC SA	3,921	203,392
CD Projekt SA*	5,101	199,053
Dino Polska SA, 144A*	10,030	257,692
Jastrzebska Spolka Weglowa SA*	4,362	78,618
Polski Koncern Naftowy ORLEN SA	11,851	343,500

		1,082,255

Qatar — 0.0%
Qatar National Bank QPSC	3,951	211,263

Russia — 0.2%
Alrosa PJSC	236,980	333,626
Gazprom PJSC, ADR	46,158	202,504
LUKOIL PJSC, ADR	12,484	897,040
Magnitogorsk Iron & Steel Works PJSC	164,262	102,156
MMC Norilsk Nickel PJSC, ADR	27,150	509,333
Mobile TeleSystems PJSC, ADR(a)	35,075	245,525
Moscow Exchange MICEX-RTS PJSC*	122,060	142,660
Novatek PJSC, GDR	1,699	290,529
Rosneft Oil Co. PJSC, GDR	20,143	124,206
Sberbank of Russia PJSC, ADR(a)	259,803	2,847,441
Severstal PJSC, GDR	11,104	151,711
Tatneft PJSC, ADR	3,396	214,021
X5 Retail Group NV, GDR	8,237	204,113

		6,264,865

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Singapore — 0.1%
Ascendas Real Estate Investment Trust, REIT	17,700	$33,343
BOC Aviation Ltd., 144A	24,700	182,594
CapitaLand Ltd.	29,100	66,216
CapitaLand Mall Trust, REIT	14,200	23,506
ComfortDelGro Corp. Ltd.	12,700	19,983
DBS Group Holdings Ltd.	165,300	2,869,419
Genting Singapore Ltd.	28,800	20,632
Jardine Cycle & Carriage Ltd.	600	15,545
Keppel Corp. Ltd.	14,400	62,325
Oversea-Chinese Banking Corp. Ltd.	27,200	224,658
Singapore Exchange Ltd.	2,800	14,681
Singapore Press Holdings Ltd.	5,500	9,471
Singapore Telecommunications Ltd.	55,900	120,089
United Overseas Bank Ltd.	8,800	158,534
Wilmar International Ltd.	20,600	47,114

		3,868,110

South Africa — 0.6%
AngloGold Ashanti Ltd.	28,290	362,464
Bid Corp. Ltd.	91,027	1,676,522
Bidvest Group Ltd. (The)	76,060	1,090,554
Capitec Bank Holdings Ltd.	15,501	1,203,092
Clicks Group Ltd.	19,485	259,349
FirstRand Ltd.	658,188	2,994,527
Growthpoint Properties Ltd., REIT	144,523	233,874
Hyprop Investments Ltd., REIT	16,645	94,193
Mr. Price Group Ltd.	59,514	1,016,720
MTN Group Ltd.	15,986	98,896
Naspers Ltd. (Class N Stock)	11,489	2,298,483
Netcare Ltd.	75,297	137,890
Pick’n Pay Stores Ltd.	22,282	104,946
Redefine Properties Ltd., REIT	289,199	194,359
Sanlam Ltd.	233,328	1,291,493
Sasol Ltd.	17,561	518,613
Shoprite Holdings Ltd.	93,638	1,238,767
SPAR Group Ltd. (The)	18,086	260,842
Tiger Brands Ltd.	27,530	523,626
Vodacom Group Ltd.	41,375	379,665

		15,978,875

South Korea — 0.8%
BGF retail Co. Ltd.	2,169	396,775
Daelim Industrial Co. Ltd.*	2,399	220,735
Hana Financial Group, Inc.	14,111	458,506
Hankook Tire Co. Ltd.	4,663	167,407
HDC Hyundai Development Co-Engineering & Construction*	2,362	101,962
Hyundai Heavy Industries Holdings Co. Ltd.*	613	189,283
Hyundai Motor Co.	3,640	385,453
Industrial Bank of Korea	19,500	245,268
KB Financial Group, Inc.*	14,828	618,248
Kia Motors Corp.*	10,070	304,275
Korea Electric Power Corp.*	7,246	214,791
KT&G Corp.	5,368	488,862
LG Chem Ltd.*	1,420	441,312
LG Corp.	6,511	407,711
LG Uplus Corp.*	22,787	359,910

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
Lotte Chemical Corp.	441	$109,571
Mando Corp.*	6,397	165,642
NAVER Corp.*	15,241	1,662,316
NCSoft Corp.*	1,188	495,537
POSCO	2,784	607,284
Samsung Biologics Co. Ltd., 144A*	691	240,257
Samsung Electronics Co. Ltd.	126,894	4,396,109
Samsung Electronics Co. Ltd., GDR	6,951	6,026,517
Samsung Fire & Marine Insurance Co. Ltd.*	1,428	343,715
Samsung SDI Co. Ltd.*	2,567	502,749
Shinhan Financial Group Co. Ltd.	16,226	576,475
SK Holdings Co. Ltd.	1,584	367,815
SK Hynix, Inc.*	9,102	493,101
SK Innovation Co. Ltd.	1,257	201,654
SK Telecom Co. Ltd.	1,235	298,427
S-Oil Corp.	3,519	307,249
Woori Bank	17,191	239,721

		22,034,637

Spain — 0.3%
ACS Actividades de Construccion y Servicios SA	50,703	1,967,970
Amadeus IT Group SA	4,613	322,059
Banco Bilbao Vizcaya Argentaria SA	26,523	141,761
Banco Santander SA	116,857	535,829
Endesa SA	12,699	293,214
Iberdrola SA	101,630	819,683
Industria de Diseno Textil SA(a)	83,997	2,150,769
Red Electrica Corp. SA	5,987	134,010
Repsol SA	182,002	2,946,982
Telefonica SA	15,253	128,551

		9,440,828

Sweden — 0.3%
Atlas Copco AB (Class A Stock)	62,258	1,485,056
Autoliv, Inc.	265	18,611
Epiroc AB (Class A Stock)*	80,383	762,558
Lundin Petroleum AB	46,120	1,156,355
Sandvik AB	32,203	463,640
Svenska Handelsbanken AB (Class A Stock)	6,572	73,412
Tele2 AB (Class B Stock)	108,013	1,381,840
Telefonaktiebolaget LM Ericsson (Class B Stock)	174,492	1,557,307
Volvo AB (Class B Stock)	149,553	1,965,092

		8,863,871

Switzerland — 2.0%
ABB Ltd.	90,910	1,737,488
Cie Financiere Richemont SA	30,834	1,994,872
Credit Suisse Group AG*	43,911	482,496
Glencore PLC*	700,705	2,606,544
LafargeHolcim Ltd., (SGMX)*	15,629	647,006
LafargeHolcim Ltd., (XEQT)*	4,699	192,915
Logitech International SA	29,245	921,152
Lonza Group AG*	1,356	353,902
Nestle SA	167,429	13,616,373
Novartis AG	150,120	12,881,222
Roche Holding AG	47,384	11,789,759

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Sunrise Communications Group AG, 144A*	19,035	$1,679,671
UBS Group AG*	147,135	1,836,182
Zurich Insurance Group AG	11,096	3,319,748

		54,059,330

Taiwan — 0.9%
Asustek Computer, Inc.	34,000	223,048
Catcher Technology Co. Ltd.	40,000	292,424
Chailease Holding Co. Ltd.	121,000	381,543
Chicony Electronics Co. Ltd.	52,000	105,837
China Life Insurance Co. Ltd.	344,000	311,729
CTBC Financial Holding Co. Ltd.	821,000	539,189
Delta Electronics, Inc.	405,000	1,707,019
E.Sun Financial Holding Co. Ltd.	617,000	403,900
Formosa Chemicals & Fibre Corp.	95,000	324,163
Formosa Plastics Corp.	178,000	584,373
Fubon Financial Holding Co. Ltd.	301,000	460,617
Globalwafers Co. Ltd.	28,000	257,468
Hon Hai Precision Industry Co. Ltd.	183,000	421,668
Largan Precision Co. Ltd.	11,000	1,152,398
MediaTek, Inc.	46,000	342,123
Mega Financial Holding Co. Ltd.	252,000	212,580
Nan Ya Plastics Corp.	218,000	534,635
President Chain Store Corp.	193,000	1,949,025
Quanta Computer, Inc.	178,000	305,401
Taiwan Mobile Co. Ltd.	34,000	117,768
Taiwan Semiconductor Manufacturing Co. Ltd.	967,000	7,083,661
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	152,479	5,628,000
Uni-President Enterprises Corp.	136,000	308,080
Vanguard International Semiconductor Corp.	138,000	266,698
Win Semiconductors Corp.	46,000	176,407
Yuanta Financial Holding Co. Ltd.	684,000	343,975

		24,433,729

Thailand — 0.2%
Kasikornbank PCL, NVDR	90,500	516,389
PTT Exploration & Production PCL	44,200	154,051
PTT PCL, NVDR	280,000	401,153
Siam Cement PCL (The)	100,400	1,344,602
Siam Commercial Bank PCL (The)	423,200	1,739,630
Thai Oil PCL	88,900	180,992

		4,336,817

Turkey — 0.0%
BIM Birlesik Magazalar A/S	12,760	209,467
Ford Otomotiv Sanayi A/S	11,507	108,947
KOC Holding A/S	126,790	339,055
Tofas Turk Otomobil Fabrikasi A/S	37,163	118,701
Turkcell Iletisim Hizmetleri A/S	108,742	249,729

		1,025,899

United Arab Emirates — 0.0%
DP World Ltd.	8,129	138,426
Emaar Properties PJSC	177,926	200,031

		338,457

United Kingdom — 1.9%
3i Group PLC	34,176	337,404

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
AstraZeneca PLC	46,042	$3,453,640
Aviva PLC	403,238	1,933,583
Barclays PLC	68,366	131,635
Beazley PLC	30,439	195,730
BP PLC	135,257	856,410
British American Tobacco PLC	10,963	350,578
Bunzl PLC	4,085	123,510
Burberry Group PLC	135,467	2,998,898
Compass Group PLC	24,339	512,326
DCC PLC	3,996	305,392
Diageo PLC	150,764	5,374,773
Fiat Chrysler Automobiles NV*	52,237	759,654
GlaxoSmithKline PLC	228,524	4,351,303
HSBC Holdings PLC, (QMTF)	168,799	1,395,611
Imperial Brands PLC	16,617	503,894
InterContinental Hotels Group PLC	6,384	345,472
Intertek Group PLC	4,574	280,428
Johnson Matthey PLC	6,936	247,776
Legal & General Group PLC	326,986	965,296
Liberty Global PLC (Class A Stock)*	553	11,801
Liberty Global PLC (Class C Stock)*	2,918	60,228
Linde PLC (AQUIS)	19,980	3,189,334
Linde PLC (NYSE)	1,622	253,097
Lloyds Banking Group PLC	363,280	239,870
London Stock Exchange Group PLC	33,300	1,727,056
Meggitt PLC	32,248	193,960
National Grid PLC	16,546	161,132
Prudential PLC	165,074	2,956,636
Reckitt Benckiser Group PLC	2,285	175,339
RELX PLC, (XAMS)	123,184	2,539,517
RELX PLC, (XLON)	32,013	660,332
Smith & Nephew PLC	54,079	1,011,628
Standard Chartered PLC	327,995	2,550,645
Taylor Wimpey PLC	194,208	337,538
Tesco PLC	176,295	427,852
Unilever NV, CVA	22,315	1,213,696
Unilever PLC	101,894	5,344,808
Vodafone Group PLC	1,065,053	2,085,149
WPP PLC	152,723	1,652,767

		52,215,698

United States — 33.6%
3M Co.(a)	626	119,278
Abbott Laboratories	4,469	323,243
AbbVie, Inc.	6,363	586,605
Acadia Healthcare Co., Inc.*(a)	31,464	808,939
Accenture PLC (Class A Stock)	31,424	4,431,098
Activision Blizzard, Inc.	2,665	124,109
Acushnet Holdings Corp.(a)	29,395	619,353
Adobe, Inc.*	14,594	3,301,746
Advance Auto Parts, Inc.	1,545	243,276
Advanced Disposal Services, Inc.*	22,047	527,805
AdvanSix, Inc.*	20,016	487,189
Air Products & Chemicals, Inc.	1,672	267,604
Alexion Pharmaceuticals, Inc.*	13,516	1,315,918
Align Technology, Inc.*	525	109,951
Alleghany Corp.	1,359	847,091
Allegion PLC	5,608	447,014
Allergan PLC	16,028	2,142,301

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Alliance Data Systems Corp.	1,480	$222,118
Ally Financial, Inc.	29,400	666,203
Alnylam Pharmaceuticals, Inc.*	255	18,592
Alphabet, Inc. (Class A Stock)*	8,992	9,396,280
Alphabet, Inc. (Class C Stock)*	17,371	17,989,582
Altra Industrial Motion Corp.	15,890	399,634
Altria Group, Inc.	13,383	660,986
Amazon.com, Inc.*	17,884	26,861,231
Ameren Corp.	8,608	561,500
American Campus Communities, Inc., REIT	29,114	1,205,028
American Electric Power Co., Inc.	34,100	2,548,633
American Express Co.	25,779	2,457,253
American Financial Group, Inc.	321	29,060
American Homes 4 Rent (Class A Stock), REIT	63,585	1,262,162
American International Group, Inc.	65,742	2,590,892
Ameriprise Financial, Inc.	18,589	1,940,134
AmerisourceBergen Corp.	13,200	982,079
Amgen, Inc.	2,629	511,787
Amphenol Corp. (Class A Stock)	17,388	1,408,776
Analog Devices, Inc.	70,965	6,090,926
Antero Resources Corp.*	1,093	10,263
Anthem, Inc.	3,555	933,650
Apple, Inc.	134,901	21,279,284
Applied Industrial Technologies, Inc.	11,220	605,207
Applied Materials, Inc.	43,552	1,425,892
AptarGroup, Inc.	17,779	1,672,471
Aptiv PLC	4,206	258,963
Aramark	1,287	37,284
Arch Capital Group Ltd.*	1,099	29,365
Arista Networks, Inc.*	6,183	1,302,758
Arrow Electronics, Inc.*	25,410	1,752,020
Arthur J Gallagher & Co.	19,257	1,419,241
Aspen Technology, Inc.*	7,241	595,065
Associated Banc-Corp.	28,435	562,729
AT&T, Inc.	161,506	4,609,382
Athene Holding Ltd. (Class A Stock)*	661	26,328
Atmos Energy Corp.	367	34,028
Automatic Data Processing, Inc.	8,065	1,057,483
AutoZone, Inc.*	9,690	8,123,514
AvalonBay Communities, Inc., REIT	19,043	3,314,434
Avaya Holdings Corp.*	10,548	153,579
Avery Dennison Corp.	26,090	2,343,665
Ball Corp.	99,750	4,586,505
Bank of America Corp.	494,208	12,177,285
BankUnited, Inc.	22,260	666,464
Becton, Dickinson & Co.	3,712	836,388
Berkshire Hathaway, Inc. (Class B Stock)*	8,736	1,783,716
Best Buy Co., Inc.	26,961	1,427,854
Biogen, Inc.*	11,125	3,347,735
BioMarin Pharmaceutical, Inc.*	1,160	98,774
BJ’s Wholesale Club Holdings, Inc.*(a)	24,250	537,379
Blackbaud, Inc.	7,717	485,399
BlackRock, Inc.	5,148	2,022,238
Boeing Co. (The)	14,404	4,645,289
Booking Holdings, Inc.*	343	590,790
BorgWarner, Inc.	1,671	58,051
Boston Properties, Inc., REIT	9,089	1,022,967
Boston Scientific Corp.*	126,819	4,481,783

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Brady Corp. (Class A Stock)	25,240	$1,096,930
Brandywine Realty Trust, REIT	111,537	1,435,481
BrightView Holdings, Inc.*	32,130	328,047
Brinker International, Inc.(a)	15,200	668,495
Bristol-Myers Squibb Co.	8,537	443,753
Brixmor Property Group, Inc., REIT	194,721	2,860,451
Broadcom, Inc.	4,777	1,214,696
Brunswick Corp.	17,959	834,196
Cabot Microelectronics Corp.	6,626	631,789
Cadence BanCorp	23,760	398,693
Camden Property Trust, REIT	532	46,843
Capital One Financial Corp.	61,782	4,670,102
Carlisle Cos., Inc.	11,110	1,116,777
Carter’s, Inc.	7,446	607,743
Catalent, Inc.*	60,309	1,880,435
Caterpillar, Inc.	42,313	5,376,713
CBRE Group, Inc. (Class A Stock)*	86,171	3,450,287
CBS Corp. (Class B Stock)	24,605	1,075,731
CDK Global, Inc.	996	47,688
CDW Corp.	1,099	89,074
Celanese Corp.	6,284	565,371
Celgene Corp.*	7,304	468,113
Centene Corp.*	13,626	1,571,078
Charles Schwab Corp. (The)	99,503	4,132,360
Charter Communications, Inc. (Class A Stock)*(a)	24,039	6,850,394
Cheniere Energy, Inc.*	819	48,477
Chevron Corp.	24,663	2,683,087
Chubb Ltd.	15,955	2,061,067
Cigna Corp.(a)	32,291	6,132,706
Cinemark Holdings, Inc.(a)	26,474	947,769
Cisco Systems, Inc.	72,809	3,154,814
Cision Ltd.*	51,062	597,425
Citigroup, Inc.	67,652	3,521,963
Citizens Financial Group, Inc.	73,389	2,181,855
Claire’s Private Placement*^	313	271,268
Clorox Co. (The)	5,200	801,528
CME Group, Inc.	4,779	899,025
Coca-Cola Co. (The)	185,490	8,782,952
Cognex Corp.	535	20,688
Columbia Sportswear Co.	11,000	924,990
Comcast Corp. (Class A Stock)	45,570	1,551,659
Commerce Bancshares, Inc.	10,314	581,409
CommScope Holding Co., Inc.*	56,249	921,921
Concho Resources, Inc.*	33,977	3,492,496
Concordia Private Placement*^	6,340	118,103
ConocoPhillips	32,800	2,045,080
Constellation Brands, Inc. (Class A Stock)	438	70,439
Copart, Inc.*(a)	36,817	1,759,116
Core Laboratories NV(a)	9,143	545,471
CoreLogic, Inc.*	16,291	544,445
CorePoint Lodging, Inc., REIT	33,200	406,700
CoreSite Realty Corp., REIT	14,100	1,229,943
Cornerstone OnDemand, Inc.*	9,640	486,145
Corning, Inc.	58,364	1,763,177
CoStar Group, Inc.*	117	39,469
Cott Corp.	21,970	306,262
Coty, Inc. (Class A Stock)(a)	100,475	659,116
Cousins Properties, Inc., REIT	107,745	851,186

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Crown Holdings, Inc.*(a)	69,301	$2,880,843
CubeSmart, REIT	23,320	669,051
Cullen/Frost Bankers, Inc.	2,190	192,589
Cummins, Inc.	4,104	548,459
Cushman & Wakefield PLC*(a)	28,510	412,540
CVS Health Corp.	65,416	4,286,056
Danaher Corp.	4,528	466,927
Deere & Co.	12,699	1,894,310
Dell Technologies, Inc. (Class C Stock)*	724	35,382
Delta Air Lines, Inc.	93,808	4,681,019
DexCom, Inc.*	13,064	1,565,067
Diamondback Energy, Inc.	39,989	3,706,980
Digital Realty Trust, Inc., REIT	31,773	3,385,413
Discovery, Inc. (Class A Stock)*(a)	8,216	203,264
Discovery, Inc. (Class C Stock)*	51,100	1,179,388
DISH Network Corp. (Class A Stock)*	102,457	2,558,351
DocuSign, Inc.*(a)	18,220	730,258
Dollar General Corp.	5,607	606,005
Douglas Dynamics, Inc.	10,300	369,667
Douglas Emmett, Inc., REIT	53,694	1,832,576
Dover Corp.	19,130	1,357,274
DowDuPont, Inc.	27,736	1,483,321
Duke Energy Corp.	13,900	1,199,570
Duke Realty Corp., REIT	48,475	1,255,502
E*TRADE Financial Corp.	1,845	80,959
East West Bancorp, Inc.	40,309	1,754,651
EastGroup Properties, Inc., REIT	20,444	1,875,328
Eastman Chemical Co.	47,523	3,474,406
Eaton Corp. PLC	42,630	2,926,976
Eaton Vance Corp.	12,284	432,151
Edison International	14,400	817,488
Electronic Arts, Inc.*	6,489	512,047
Eli Lilly & Co.	10,291	1,190,875
Empire State Realty Trust, Inc. (Class A Stock), REIT	48,980	696,985
Encompass Health Corp.	15,293	943,578
Energizer Holdings, Inc.(a)	22,100	997,815
Entercom Communications Corp. (Class A Stock)(a)	128,460	733,507
EOG Resources, Inc.	62,277	5,431,177
EQT Corp.	37,700	712,153
Equinix, Inc., REIT	6,485	2,286,351
Equitrans Midstream Corp.*	29,360	587,787
Equity LifeStyle Properties, Inc., REIT	27,097	2,631,932
Equity Residential, REIT	60,797	4,013,210
Essex Property Trust, Inc., REIT	10,425	2,556,314
Everest Re Group Ltd.	372	81,007
Eversource Energy	18,920	1,230,557
Evolent Health, Inc. (Class A Stock)*(a)	52,300	1,043,385
EW Scripps Co. (The) (Class A Stock)(a)	20,070	315,701
Exact Sciences Corp.*(a)	22,231	1,402,776
Exelixis, Inc.*	60,353	1,187,144
Exelon Corp.	20,843	940,019
Expedia Group, Inc.(a)	15,271	1,720,278
Exxon Mobil Corp.	59,776	4,076,126
F5 Networks, Inc.*	402	65,136
Facebook, Inc. (Class A Stock)*	23,477	3,077,600
FactSet Research Systems, Inc.	2,700	540,351
Fair Isaac Corp.*	6,502	1,215,874

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Federal Realty Investment Trust, REIT	27,000	$3,187,080
Ferguson PLC	34,768	2,227,861
Fidelity National Financial, Inc.	853	26,818
Fidelity National Information Services, Inc.	5,201	533,363
Fifth Third Bancorp	47,600	1,120,028
First Data Corp. (Class A Stock)*	9,739	164,686
First Financial Bancorp	23,750	563,350
First Hawaiian, Inc.	26,890	605,294
First Horizon National Corp.	50,029	658,382
First Interstate BancSystem, Inc. (Class A Stock)	4,680	171,101
First Republic Bank	25,424	2,209,346
Flex Ltd.*	1,919	14,604
Focus Financial Partners, Inc. (Class A Stock)*	10,520	276,992
Fortune Brands Home & Security, Inc.	36,073	1,370,413
Freeport-McMoRan, Inc.	10,261	105,791
Gates Industrial Corp. PLC*(a)	31,850	421,693
GCP Applied Technologies, Inc.*	25,963	637,392
Generac Holdings, Inc.*	11,345	563,847
General Dynamics Corp.	44,293	6,963,303
General Motors Co.	2,752	92,054
Genuine Parts Co.	10,384	997,072
Gilead Sciences, Inc.	9,397	587,782
Global Payments, Inc.	26,164	2,698,293
GoDaddy, Inc. (Class A Stock)*	33,597	2,204,635
Goldman Sachs Group, Inc. (The)	3,899	651,328
Goodman Networks, Inc.*^	1,490	—
Graphic Packaging Holding Co.(a)	99,700	1,060,808
Great Western Bancorp, Inc.	13,720	428,750
GrubHub, Inc.*(a)	4,309	330,974
Guidewire Software, Inc.*	7,478	599,960
Halcon Resources Corp.*(a)	8,792	14,946
Hartford Financial Services Group, Inc. (The)	80,793	3,591,249
HCA Healthcare, Inc.	6,700	833,815
HCP, Inc., REIT	121,396	3,390,590
HD Supply Holdings, Inc.*	7,686	288,379
Healthcare Trust of America, Inc. (Class A Stock), REIT	71,500	1,809,665
HealthEquity, Inc.*	7,420	442,603
Herman Miller, Inc.	14,029	424,377
Hewlett Packard Enterprise Co.	75,078	991,780
HFF, Inc. (Class A Stock)	13,546	449,185
Highwoods Properties, Inc., REIT	39,303	1,520,633
Hilton Worldwide Holdings, Inc.	50,002	3,590,144
Hologic, Inc.*	1,349	55,444
Home Depot, Inc. (The)	18,535	3,184,684
Honeywell International, Inc.	52,699	6,962,592
Host Hotels & Resorts, Inc., REIT	56,445	940,938
HP, Inc.	31,003	634,321
Huntington Bancshares, Inc.	208,140	2,481,029
IAC/InterActiveCorp*	270	49,421
IBERIABANK Corp.	9,540	613,231
ICU Medical, Inc.*	3,622	831,720
IDEX Corp.	252	31,818
Illinois Tool Works, Inc.	13,140	1,664,707
Illumina, Inc.*	8,406	2,521,211
Ingersoll-Rand PLC	9,879	901,261

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Ingredion, Inc.	456	$41,678
Instructure, Inc.*	12,826	481,103
Intel Corp.	16,196	760,078
Intercept Pharmaceuticals, Inc.*(a)	9,378	945,209
Intercontinental Exchange, Inc.	6,302	474,730
International Business Machines Corp.	2,664	302,817
Intuit, Inc.	11,314	2,227,161
Intuitive Surgical, Inc.*	8,981	4,301,180
Invesco Ltd.	45,900	768,365
Invitation Homes, Inc., REIT(a)	47,102	945,808
Iron Mountain, Inc., REIT	36,047	1,168,283
J.M. Smucker Co. (The)(a)	793	74,138
Jazz Pharmaceuticals PLC*	11,843	1,468,058
JBG SMITH Properties, REIT	17,539	610,515
Johnson & Johnson	96,297	12,427,128
Jones Lang LaSalle, Inc.	272	34,435
KAR Auction Services, Inc.	16,823	802,794
Keurig Dr. Pepper, Inc.	32,635	836,761
KeyCorp	212,683	3,143,455
Kimberly-Clark Corp.	2,507	285,648
Kimco Realty Corp., REIT(a)	81,800	1,198,370
Kinder Morgan, Inc.	132,900	2,044,002
Kinsale Capital Group, Inc.	7,824	434,701
Knight-Swift Transportation Holdings, Inc.(a)	26,917	674,809
Kohl’s Corp.(a)	25,360	1,682,382
Kroger Co. (The)	32,400	891,000
Landstar System, Inc.(a)	7,284	696,860
Las Vegas Sands Corp.	2,438	126,898
Lazard Ltd. (Class A Stock)	14,490	534,826
LCI Industries	9,748	651,166
Lear Corp.	341	41,895
Leidos Holdings, Inc.	538	28,363
Lennar Corp. (Class A Stock)	68,371	2,676,705
Lennox International, Inc.	13,011	2,847,588
Liberty Broadband Corp. (Class C Stock)*	823	59,281
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	499	15,319
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	843	31,022
Liberty Property Trust, REIT	30,100	1,260,588
Lincoln Electric Holdings, Inc.	9,489	748,208
Lincoln National Corp.	13,421	688,632
Live Nation Entertainment, Inc.*	389	19,158
LKQ Corp.*	50,388	1,195,707
Loews Corp.	76,220	3,469,534
Lowe’s Cos., Inc.	10,680	986,405
Lululemon Athletica, Inc.*	15,065	1,832,055
M&T Bank Corp.	19,939	2,853,869
Malibu Boats, Inc. (Class A Stock)*	4,231	147,239
ManpowerGroup, Inc.	532	34,474
Marathon Petroleum Corp.	81,123	4,787,069
Markel Corp.*	48	49,826
Marsh & McLennan Cos., Inc.	20,131	1,605,447
Martin Marietta Materials, Inc.(a)	15,380	2,643,361
Marvell Technology Group Ltd.	3,052	49,412
Masco Corp.	11,061	323,424
Mastercard, Inc. (Class A Stock)	69,108	13,037,225
Maxim Integrated Products, Inc.	1,959	99,615
McDonald’s Corp.	2,429	431,318

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Medidata Solutions, Inc.*(a)	8,865	$597,678
Medtronic PLC	26,253	2,387,972
Merck & Co., Inc.	127,194	9,718,893
MetLife, Inc.	16,703	685,825
Microchip Technology, Inc.(a)	6,047	434,900
Micron Technology, Inc.*	3,977	126,190
Microsoft Corp.	328,591	33,374,987
Mid-America Apartment Communities, Inc., REIT	51,167	4,896,682
Middleby Corp. (The)*(a)	6,378	655,212
Moelis & Co. (Class A Stock)	10,093	346,997
Molina Healthcare, Inc.*	6,740	783,323
Molson Coors Brewing Co. (Class B Stock)	23,322	1,309,764
Monarch Casino & Resort, Inc.*	6,768	258,132
Mondelez International, Inc. (Class A Stock)	133,673	5,350,930
Morgan Stanley	195,317	7,744,320
Morningstar, Inc.	4,590	504,166
Motorola Solutions, Inc.	464	53,379
MSA Safety, Inc.	5,550	523,199
Murphy USA, Inc.*	15,000	1,149,600
Nasdaq, Inc.	23,525	1,918,934
National Retail Properties, Inc., REIT	28,106	1,363,422
Nektar Therapeutics*	14,796	486,345
Netflix, Inc.*	35,056	9,383,089
Newmont Mining Corp.(a)	1,361	47,159
Nexstar Media Group, Inc. (Class A Stock)(a)	20,856	1,640,116
NextEra Energy, Inc.	51,152	8,891,241
NII Holdings, Inc.*(a)	7,349	32,409
NIKE, Inc. (Class B Stock)	7,599	563,390
NiSource, Inc.	28,000	709,800
Nordson Corp.	8,279	988,099
Nordstrom, Inc.(a)	35,300	1,645,333
Norfolk Southern Corp.	51,624	7,719,853
Northern Trust Corp.	14,840	1,240,476
Northrop Grumman Corp.	21,276	5,210,493
NorthWestern Corp.	15,612	927,977
Nucor Corp.	2,363	122,427
NVIDIA Corp.	55,105	7,356,518
NVR, Inc.*	10	24,370
Occidental Petroleum Corp.	73,232	4,494,980
Old Dominion Freight Line, Inc.	9,331	1,152,285
ONEOK, Inc.	8,505	458,845
Oracle Corp.	22,361	1,009,599
O’Reilly Automotive, Inc.*	14,587	5,022,742
Oshkosh Corp.	17,405	1,067,101
Outfront Media, Inc., REIT(a)	94,057	1,704,313
Owens Corning	755	33,205
PACCAR, Inc.	8,428	481,576
Packaging Corp. of America	14,200	1,185,132
Palo Alto Networks, Inc.*	10,137	1,909,304
Papa John’s International, Inc.(a)	2,860	113,857
Park Hotels & Resorts, Inc., REIT	40,581	1,054,294
Parker-Hannifin Corp.	10,953	1,633,530
Parsley Energy, Inc. (Class A Stock)*	91,278	1,458,623
Patterson-UTI Energy, Inc.	65,316	676,021
PayPal Holdings, Inc.*	46,278	3,891,517
PBF Energy, Inc. (Class A Stock)	13,100	427,977
Pebblebrook Hotel Trust, REIT	4,846	137,190

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Penn Virginia Corp.*	229	$12,380
Penn Virginia Corp. NPV*	123	6,649
PepsiCo, Inc.	12,940	1,429,611
Performance Food Group Co.*	41,555	1,340,980
Pfizer, Inc.	397,466	17,349,391
PG&E Corp.*	2,315	54,981
Philip Morris International, Inc.	17,082	1,140,394
Phillips 66	12,800	1,102,720
Pioneer Natural Resources Co.	34,760	4,571,635
PNC Financial Services Group, Inc. (The)	28,000	3,273,480
Pool Corp.	11,757	1,747,678
Portland General Electric Co.	21,627	991,598
Post Holdings, Inc.*(a)	20,000	1,782,600
Power Integrations, Inc.	5,240	319,535
PQ Group Holdings, Inc.*	41,353	612,438
Premier, Inc. (Class A Stock)*	15,530	580,046
Prestige Consumer Healthcare, Inc.*	17,553	542,037
Principal Financial Group, Inc.	9,171	405,083
ProAssurance Corp.	11,690	474,146
Procter & Gamble Co. (The)	39,985	3,675,421
Progressive Corp. (The)	41,366	2,495,611
Prologis, Inc., REIT	178,622	10,488,684
Public Service Enterprise Group, Inc.	8,303	432,171
Public Storage, REIT	31,186	6,312,358
PVH Corp.	30,249	2,811,645
Q2 Holdings, Inc.*	13,886	688,051
Quaker Chemical Corp.	4,922	874,689
QUALCOMM, Inc.	18,700	1,064,217
Qurate Retail, Inc.*	1,375	26,840
Raymond James Financial, Inc.	604	44,944
Rayonier, Inc., REIT	39,160	1,084,340
RBC Bearings, Inc.*	7,914	1,037,525
Red Hat, Inc.*	4,670	820,239
Regions Financial Corp.	25,506	341,270
Reinsurance Group of America, Inc.	450	63,104
Revance Therapeutics, Inc.*	26,294	529,298
Rexford Industrial Realty, Inc., REIT	29,267	862,498
RLI Corp.(a)	8,152	562,406
RLJ Lodging Trust, REIT	81,204	1,331,746
Ross Stores, Inc.	89,350	7,433,920
Royal Caribbean Cruises Ltd.	34,239	3,348,232
S&P Global, Inc.	12,761	2,168,604
Sabre Corp.	1,143	24,735
Sage Therapeutics, Inc.*	4,778	457,685
SailPoint Technologies Holding, Inc.*	56,602	1,329,581
salesforce.com, Inc.*	77,206	10,574,906
Saul Centers, Inc., REIT	6,136	289,742
SBA Communications Corp., REIT*	853	138,092
Sempra Energy(a)	5,192	561,722
ServiceMaster Global Holdings, Inc.*	14,068	516,858
ServiceNow, Inc.*	15,821	2,816,929
Sherwin-Williams Co. (The)	521	204,993
Sirius XM Holdings, Inc.(a)	13,248	75,646
Snap-on, Inc.(a)	3,580	520,138
Southwest Airlines Co.	28,700	1,333,976
Spark Therapeutics, Inc.*(a)	13,596	532,147
Spirit AeroSystems Holdings, Inc. (Class A Stock)	397	28,620
Splunk, Inc.*	16,877	1,769,554

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Spotify Technology SA*	12,384	$1,405,583
Square, Inc. (Class A Stock)*	7,959	446,421
Stanley Black & Decker, Inc.	27,280	3,266,507
Steel Dynamics, Inc.	773	23,221
Sunstone Hotel Investors, Inc., REIT	51,731	673,020
SunTrust Banks, Inc.	128,594	6,486,282
SVB Financial Group*	12,502	2,374,380
Syneos Health, Inc.*(a)	10,500	413,175
T. Rowe Price Group, Inc.	32,067	2,960,425
Tableau Software, Inc. (Class A Stock)*	4,432	531,840
Take-Two Interactive Software, Inc.*	14,200	1,461,748
TD Ameritrade Holding Corp.	6,797	332,781
TE Connectivity Ltd.	3,457	261,453
Teladoc Health, Inc.*(a)	27,220	1,349,295
Teleflex, Inc.	135	34,895
Terreno Realty Corp., REIT	37,474	1,317,961
Tesla, Inc.*(a)	6,611	2,200,141
Texas Instruments, Inc.	87,677	8,285,477
TherapeuticsMD, Inc.*(a)	136,668	520,705
Thermo Fisher Scientific, Inc.	14,327	3,206,239
Tiffany & Co.	11,000	885,610
Tivity Health, Inc.*	15,940	395,471
TJX Cos., Inc. (The)	19,038	851,760
T-Mobile US, Inc.*	10,575	672,676
Toro Co. (The)	27,883	1,558,102
Tractor Supply Co.	19,585	1,634,172
Travelers Cos., Inc. (The)	17,860	2,138,735
Trimble, Inc.*	828	27,249
Tyler Technologies, Inc.*(a)	3,066	569,724
Tyson Foods, Inc. (Class A Stock)	2,245	119,883
U.S. Bancorp	42,850	1,958,245
UGI Corp.	678	36,171
Union Pacific Corp.	10,611	1,466,759
United Continental Holdings, Inc.*	424	35,502
United Rentals, Inc.*	567	58,135
United Technologies Corp.	28,079	2,989,852
UnitedHealth Group, Inc.	71,068	17,704,460
Universal Display Corp.(a)	5,666	530,168
Universal Health Services, Inc. (Class B Stock)	2,561	298,510
Unum Group	15,411	452,775
US Ecology, Inc.	8,108	510,642
USG Corp.	14,970	638,620
Vail Resorts, Inc.	162	34,153
Valvoline, Inc.	39,791	769,956
Veeva Systems, Inc. (Class A Stock)*	17,311	1,546,219
Ventas, Inc., REIT	59,329	3,476,086
VEREIT, Inc., REIT	239,538	1,712,697
Verizon Communications, Inc.	165,552	9,307,333
Vertex Pharmaceuticals, Inc.*	27,730	4,595,139
Visa, Inc. (Class A Stock)(a)	75,102	9,908,958
Vistra Energy Corp.*	10,502	240,391
VMware, Inc. (Class A Stock)(a)	280	38,396
Vornado Realty Trust, REIT	19,091	1,184,215
Voya Financial, Inc.	3,229	129,612
Vulcan Materials Co.	13,487	1,332,516
W.W. Grainger, Inc.	4,932	1,392,600
Walgreens Boots Alliance, Inc.(a)	32,300	2,207,059
Walmart, Inc.	3,101	288,858

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Walt Disney Co. (The)	14,015	$1,536,745
Waste Connections, Inc.	73,960	5,491,530
Wayfair, Inc. (Class A Stock)*(a)	8,743	787,569
WEC Energy Group, Inc.	5,761	399,007
Weingarten Realty Investors, REIT	41,520	1,030,111
Wells Fargo & Co.	149,750	6,900,480
Welltower, Inc., REIT	13,305	923,500
West Pharmaceutical Services, Inc.	10,594	1,038,530
Western Alliance Bancorp*	13,776	544,014
Westrock Co.	67,480	2,548,045
Weyerhaeuser Co., REIT	50,778	1,110,008
Williams Cos., Inc. (The)	73,300	1,616,265
Willis Towers Watson PLC	1,303	197,874
Willscot Corp.*(a)	44,940	423,335
Wintrust Financial Corp.	9,239	614,301
Workday, Inc. (Class A Stock)*	2,967	473,771
Worldpay, Inc. (Class A Stock)*	18,062	1,380,479
WP Carey, Inc., REIT(a)	32,232	2,106,039
Xcel Energy, Inc.	120,910	5,957,236
Xilinx, Inc.	14,603	1,243,738
XPO Logistics, Inc.*	489	27,893
Yum! Brands, Inc.	8,074	742,162
Zebra Technologies Corp. (Class A Stock)*	8,058	1,283,075
Zimmer Biomet Holdings, Inc.	8,226	853,201
Zoetis, Inc.	1,454	124,375

		925,923,336

Vietnam — 0.0%
Hoa Phat Group JSC*	2	3

TOTAL COMMON STOCKS (cost $1,520,061,835)		1,488,998,017

PREFERRED STOCKS — 1.1%
Brazil — 0.1%
Banco Bradesco SA, (PRFC)	67,743	675,551
Gerdau SA, (PRFC)	35,332	135,102
Petroleo Brasileiro SA (PRFC)	179,977	1,053,184
Telefonica Brasil SA, (PRFC)	38,237	456,091

		2,319,928

China — 0.3%
Mandatory Exchangeable Trust, CVT, 144A, 5.750%	49,401	7,624,056

Germany — 0.0%
Volkswagen AG, (PRFC)	11,432	1,825,293

United States — 0.7%
Bank of America Corp., Series L, CVT, 7.250%(a)	2,681	3,357,953
Becton, Dickinson & Co., Series A, CVT, 6.125%	38,567	2,224,159
Bunge Ltd., CVT, 4.875%	11,440	1,109,679
Claire’s Stores, Inc.	175	278,542
Crown Castle International Corp., Series A,
CVT, REIT, 6.875%	1,363	1,434,217
Dominion Energy, Inc., CVT, 6.750%	28,823	1,379,757
DTE Energy Co., CVT, 6.500%	11,621	600,341
Goodman Networks, Inc., (PRFC)*	1,772	18
Nabors Industries Ltd., CVT, 6.000%	20,474	366,485
NextEra Energy, Inc., CVT, 6.123%(a)	33,998	1,959,645

PREFERRED STOCKS (continued)	Shares	Value
United States (continued)
Sempra Energy, CVT, 6.750%(a)	7,724	$744,903
Stanley Black & Decker, Inc., CVT, 5.375%	15,652	1,422,610
Wells Fargo & Co., Series L, CVT, 7.500%	2,786	3,515,848
Welltower, Inc., Series I, REIT, CVT, 6.500%	12,506	789,754

		19,183,911

TOTAL PREFERRED STOCKS (cost $30,885,499)		30,953,188

	Units

RIGHTS* — 0.0%
Spain — 0.0%
Repsol SA, expiring 01/09/19	11,634	5,332

United States — 0.0%
Media General, Inc., CVR^	58,900	2,886
Vistra Energy Corp., expiring 01/23/27^	14,776	11,082

		13,968

TOTAL RIGHTS (cost $5,457)		19,300

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.7%
Cayman Islands — 0.1%
HERO Funding II,
Series 2016-3B, Class B, 144A
5.240%	09/20/42	1,789	1,809,544

United States — 3.6%
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-NC1, Class M1, 1 Month LIBOR + 1.170%
3.676%(c)	07/25/33	880	871,242
Series 2003-OP1, Class M1, 1 Month LIBOR + 1.050%
3.556%(c)	12/25/33	75	74,549
Series 2003-OP1, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	12/25/33	721	717,124
Series 2004-HE2, Class M2, 1 Month LIBOR + 1.800%
4.306%(c)	10/25/34	227	226,497
Series 2004-HE3, Class M3, 1 Month LIBOR + 1.080%
3.586%(c)	11/25/34	150	149,532
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-2, Class M3, 1 Month LIBOR + 2.655%
5.161%(c)	08/25/32	451	446,965
Series 2003-10, Class M1, 1 Month LIBOR + 1.050%
3.556%(c)	12/25/33	643	632,636
Series 2003-10, Class M2, 1 Month LIBOR + 2.550%
5.056%(c)	12/25/33	495	487,470
Series 2003-12, Class M2, 1 Month LIBOR + 2.550%
5.056%(c)	01/25/34	229	230,103
Series 2003-9, Class M2, 1 Month LIBOR + 2.850%
5.004%(c)	09/25/33	346	335,556
Series 2004-R1, Class M2, 1 Month LIBOR + 0.870%
3.376%(c)	02/25/34	918	881,785
Series 2004-R8, Class M1, 1 Month LIBOR + 0.960%
3.466%(c)	09/25/34	512	511,821
Series 2005-R7, Class M1, 1 Month LIBOR + 0.480%
2.986%(c)	09/25/35	218	218,583

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W7, Class M2, 1 Month LIBOR + 2.625%
5.131%(c)	03/25/34	248	$246,008
Series 2003-W9, Class M3B, 1 Month LIBOR + 3.120%
4.622%(c)	01/25/34	101	98,648
Series 2004-W1, Class AF
4.263%(cc)	03/25/34	598	602,856
Series 2004-W6, Class M4, 1 Month LIBOR + 2.850%
5.356%(c)	05/25/34	152	151,960
Series 2004-W7, Class M9, 1 Month LIBOR + 4.800%, 144A
4.354%(c)	05/25/34	379	335,010
Asset-Backed Funding Certificates Trust,
Series 2003-OPT1, Class M1, 1 Month LIBOR + 1.035%
3.541%(c)	02/25/33	671	673,721
Series 2004-OPT2, Class M2, 1 Month LIBOR + 1.500%
4.006%(c)	07/25/33	236	223,804
Series 2004-OPT5, Class M2, 1 Month LIBOR + 2.175%
4.681%(c)	12/25/33	148	147,265
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE7, Class M1, 1 Month LIBOR + 0.975%
3.430%(c)	12/15/33	2,105	2,103,754
Series 2004-HE7, Class M4, 1 Month LIBOR + 2.025%
4.531%(c)	10/25/34	240	241,584
Series 2005-HE6, Class M3, 1 Month LIBOR + 0.795%
3.301%(c)	07/25/35	1,458	1,456,116
Bayview Financial Acquisition Trust,
Series 2004-C, Class M3, 1 Month LIBOR + 1.950%
4.456%(c)	05/28/44	623	626,785
Series 2006-D, Class 1A5
5.668%	12/28/36	449	455,592
Bear Stearns Asset Backed Securities I Trust,
Series 2004-FR1, Class M4, 1 Month LIBOR + 2.175%
4.681%(c)	07/25/34	508	460,897
Bear Stearns Asset-Backed Securities Trust,
Series 2003-2, Class B, 1 Month LIBOR + 5.250%
7.756%(c)	03/25/43	22	20,710
Series 2003-SD2, Class 3A
4.660%(cc)	06/25/43	325	320,194
Series 2004-1, Class M1, 1 Month LIBOR + 0.975%
3.481%(c)	06/25/34	484	485,186
Series 2004-2, Class M1, 1 Month LIBOR + 1.200%
3.515%(c)	08/25/34	447	433,706
Series 2004-FR3, Class M2, 1 Month LIBOR + 1.755%
4.261%(c)	09/25/34	716	712,129
Business Jet Securities LLC,
Series 2018-1, Class A, 144A
4.335%	02/15/33	1,676	1,685,655
Centex Home Equity Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.600%
3.106%(c)	01/25/34	960	949,833
Series 2004-B, Class M2, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/34	634	625,677
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class M1, 1 Month LIBOR + 1.095%
3.601%(c)	05/25/34	414	405,348
Series 2004-OPT1, Class M2, 1 Month LIBOR + 1.500%
4.006%(c)	06/25/34	581	576,389
Chase Funding Trust,

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2003-6, Class 2M1, 1 Month LIBOR + 0.750%
3.256%(c)	11/25/34	756	$738,658
CHEC Loan Trust,
Series 2004-2, Class M3, 1 Month LIBOR + 1.250%
3.756%(c)	04/25/34	220	214,567
Citifinancial Mortgage Securities, Inc.,
Series 2004-1, Class AF4
5.070%	04/25/34	1,025	1,041,279
Countrywide Asset-Backed Certificates Trust,
Series 2003-5, Class MF2
5.138%(cc)	11/25/33	499	494,764
Series 2003-BC6, Class M2, 1 Month LIBOR + 1.725%
4.231%(c)	10/25/33	78	77,198
Series 2004-5, Class M3, 1 Month LIBOR + 1.725%
4.231%(c)	07/25/34	307	308,162
Series 2004-6, Class 2A5, 1 Month LIBOR + 0.780%
3.286%(c)	11/25/34	673	671,724
Series 2004-6, Class M2, 1 Month LIBOR + 0.975%
3.481%(c)	10/25/34	487	481,795
Series 2004-BC1, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	02/25/34	1,442	1,426,275
Series 2004-BC1, Class M3, 1 Month LIBOR + 2.100%
4.606%(c)	10/25/33	11	11,159
Series 2004-ECC2, Class M5, 1 Month LIBOR + 1.875%
4.381%(c)	10/25/34	421	410,788
Series 2004-SD2, Class M1, 1 Month LIBOR + 0.620%, 144A
3.126%(c)	06/25/33	249	246,910
Series 2005-12, Class M2, 1 Month LIBOR + 0.490%
2.996%(c)	02/25/36	1,250	1,240,385
Countrywide Partnership Trust,
Series 2004-EC1, Class M2, 1 Month LIBOR + 0.945%
3.451%(c)	01/25/35	518	516,100
Credit Acceptance Auto Loan Trust,
Series 2017-2A, Class B, 144A
3.020%	04/15/26	795	787,819
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB5, Class M2, 1 Month LIBOR + 2.475%
4.645%(c)	11/25/33	209	202,848
Series 2004-CB6, Class M3, 1 Month LIBOR + 2.100%
4.415%(c)	07/25/35	456	446,597
DT Auto Owner Trust,
Series 2016-4A, Class C, 144A
2.740%	10/17/22	388	387,991
Series 2016-4A, Class D, 144A
3.770%	10/17/22	2,240	2,243,342
Equity One Mortgage Pass-Through Trust,
Series 2003-4, Class M1
5.869%(cc)	10/25/34	676	666,851
Series 2004-1, Class M2
5.615%(cc)	04/25/34	1,393	1,361,778
Series 2004-2, Class M1
5.692%(cc)	07/25/34	108	109,274
First Franklin Mortgage Loan Trust,
Series 2004-FFH3, Class M1, 1 Month LIBOR + 0.870%
3.376%(c)	10/25/34	1,197	1,195,782
First Investors Auto Owner Trust,
Series 2015-2A, Class B, 144A
2.750%	09/15/21	1,180	1,178,637

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Fremont Home Loan Trust,
Series 2003-B, Class M2, 1 Month LIBOR + 2.430%
4.936%(c)	12/25/33	29	$28,478
Series 2004-2, Class M2, 1 Month LIBOR + 0.930%
3.436%(c)	07/25/34	138	138,147
Series 2005-A, Class M2, 1 Month LIBOR + 0.690%
3.196%(c)	01/25/35	379	379,037
GMAT Trust,
Series 2013-1A, Class A, 144A
6.967%	11/25/43	13	13,411
Golden Bear LLC,
Series 2016-R, Class R, 144A
5.650%	09/20/47	1,840	1,868,259
GSAMP Trust,
Series 2003-HE1, Class M1, 1 Month LIBOR + 1.245%
3.715%(c)	06/20/33	325	325,831
Series 2003-SEA, Class A1, 1 Month LIBOR + 0.400%
2.906%(c)	02/25/33	315	309,450
Series 2004-NC2, Class M1, 1 Month LIBOR + 1.050%
3.556%(c)	10/25/34	314	303,539
Series 2005-HE3, Class M2, 1 Month LIBOR + 1.005%
3.511%(c)	06/25/35	585	584,576
Series 2007-SEA1, Class A, 1 Month LIBOR + 0.300%, 144A
2.806%(c)	12/25/36	364	349,214
Hertz Vehicle Financing II LP,
Series 2018-1A, Class A, 144A
3.290%	02/25/24	3,150	3,123,670
Home Equity Asset Trust,
Series 2002-1, Class M2, 1 Month LIBOR + 1.900%
4.406%(c)	11/25/32	975	922,295
Series 2004-3, Class M1, 1 Month LIBOR + 0.855%
3.361%(c)	08/25/34	390	384,288
Series 2004-6, Class M2, 1 Month LIBOR + 0.900%
3.406%(c)	12/25/34	181	177,945
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3, 1 Month LIBOR + 1.200%
3.706%(c)	11/25/34	1,016	1,003,762
Series 2004-C, Class M1, 1 Month LIBOR + 0.840%
3.346%(c)	03/25/35	1,092	1,085,386
Series 2004-C, Class M2, 1 Month LIBOR + 0.900%
3.406%(c)	03/25/35	304	297,449
Series 2005-B, Class M2, 1 Month LIBOR + 0.705%
3.211%(c)	08/25/35	419	418,471
Hyundai Auto Receivables Trust,
Series 2016-A, Class D
3.230%	12/15/22	2,160	2,152,301
Lendmark Funding Trust,
Series 2018-2A, Class C, 144A
5.260%	04/20/27	2,000	2,044,450
Long Beach Mortgage Loan Trust,
Series 2001-2, Class M1, 1 Month LIBOR + 0.560%
3.066%(c)	07/25/31	684	691,617
Series 2003-4, Class M2, 1 Month LIBOR + 2.625%
5.131%(c)	08/25/33	56	57,407
Series 2004-3, Class M1, 1 Month LIBOR + 0.855%
3.361%(c)	07/25/34	594	589,170
Series 2004-5, Class A5, 1 Month LIBOR + 0.560%
3.066%(c)	09/25/34	467	470,847

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Mariner Finance Issuance Trust,
Series 2017-AA, Class A, 144A
3.620%	02/20/29	1,200	$1,200,003
Marlette Funding Trust,
Series 2018-3A, Class A, 144A
3.200%	09/15/28	1,336	1,334,723
MASTR Asset-Backed Securities Trust,
Series 2003-NC1, Class M5, 1 Month LIBOR + 6.000%
4.652%(c)	04/25/33	87	79,462
Series 2004-OPT2, Class M1, 1 Month LIBOR + 0.900%
3.406%(c)	09/25/34	122	117,972
Series 2005-NC1, Class M2, 1 Month LIBOR + 0.750%
3.256%(c)	12/25/34	429	429,184
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class M1, 1 Month LIBOR + 0.975%
3.481%(c)	07/25/34	148	144,212
Series 2004-HE1, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	04/25/35	626	601,532
Series 2005-NC1, Class M2, 1 Month LIBOR + 1.080%
3.586%(c)	10/25/35	411	406,040
MFA LLC,
Series 2018-NPL1, Class A1, 144A
3.875%	05/25/48	1,337	1,320,564
Mid-State Capital Trust,
Series 2010-1, Class M, 144A
5.250%	12/15/45	252	261,095
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE1, Class M1, 1 Month LIBOR + 0.855%
3.361%(c)	01/25/34	209	206,386
Series 2004-HE6, Class M2, 1 Month LIBOR + 0.900%
3.406%(c)	08/25/34	163	162,130
Series 2004-NC2, Class M2, 1 Month LIBOR + 1.800%
4.306%(c)	12/25/33	113	107,448
Series 2004-OP1, Class M3, 1 Month LIBOR + 1.020%
3.526%(c)	11/25/34	92	90,990
Series 2005-HE1, Class M3, 1 Month LIBOR + 0.780%
3.286%(c)	12/25/34	281	267,854
Series 2004-NC5, Class M1, 1 Month LIBOR + 0.900%
3.406%(c)	05/25/34	592	582,839
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM3, Class M1, 1 Month LIBOR + 1.425%
3.931%(c)	02/25/33	117	116,282
Series 2002-NC5, Class M1, 1 Month LIBOR + 1.410%
3.916%(c)	10/25/32	167	165,744
New Century Home Equity Loan Trust,
Series 2003-4, Class M1, 1 Month LIBOR + 1.125%
3.631%(c)	10/25/33	1,811	1,810,225
Series 2003-4, Class M2, 1 Month LIBOR + 2.730%
5.236%(c)	10/25/33	706	696,188
Series 2003-6, Class M1, 1 Month LIBOR + 1.080%
3.586%(c)	01/25/34	551	550,038
Series 2003-B, Class M2, 1 Month LIBOR + 2.475%
4.981%(c)	11/25/33	229	230,156
Series 2004-4, Class M1, 1 Month LIBOR + 0.765%
3.271%(c)	02/25/35	552	545,293
NovaStar Mortgage Funding Trust,
Series 2003-2, Class M2, 1 Month LIBOR + 2.775%
5.281%(c)	09/25/33	383	380,035
Oportun Funding LLC,

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2017-A, Class B, 144A
3.970%(cc)	06/08/23	550	$545,369
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-4, Class M1, 1 Month LIBOR + 1.020%
3.526%(c)	07/25/33	1,026	996,162
Option One Mortgage Loan Trust,
Series 2004-2, Class M2, 1 Month LIBOR + 1.575%
4.081%(c)	05/25/34	477	443,881
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-MHQ1, Class M2, 1 Month LIBOR + 1.125%
3.631%(c)	12/25/34	926	926,301
Series 2004-WWF1, Class M4, 1 Month LIBOR + 1.650%
4.156%(c)	12/25/34	1,843	1,857,063
Series 2005-WCH1, Class M4, 1 Month LIBOR + 1.245%
3.751%(c)	01/25/36	500	499,458
Pretium Mortgage Credit Partners I LLC,
Series 2017-NPL5, Class A1, 144A
3.327%(cc)	12/30/32	1,135	1,121,590
Series 2018-NPL2, Class A1, 144A
3.700%	03/27/33	602	593,914
Progress Residential Trust,
Series 2015-SFR2, Class B, 144A
3.138%	06/12/32	670	664,066
Series 2017-SFR2, Class A, 144A
2.897%	12/17/34	4,000	3,927,934
RAMP Trust,
Series 2003-RS10, Class MII1, 1 Month LIBOR + 0.975%
3.481%(c)	11/25/33	305	296,571
Series 2005-RS6, Class M4, 1 Month LIBOR + 0.975%
3.481%(c)	06/25/35	1,500	1,496,764
Series 2006-EFC1, Class M1, 1 Month LIBOR + 0.390%
2.896%(c)	02/25/36	1,566	1,565,709
Series 2006-RZ2, Class A3, 1 Month LIBOR + 0.270%
2.776%(c)	05/25/36	640	636,180
Series 2006-RZ3, Class M1, 1 Month LIBOR + 0.350%
2.856%(c)	08/25/36	2,000	1,968,885
RASC Trust,
Series 2005-KS12, Class M1, 1 Month LIBOR + 0.440%
2.946%(c)	01/25/36	2,165	2,163,429
Renaissance Home Equity Loan Trust,
Series 2003-2, Class A, 1 Month LIBOR + 0.880%
3.195%(c)	08/25/33	1,028	1,004,773
Series 2003-2, Class M2A, 1 Month LIBOR + 3.000%
4.692%(c)	08/25/33	276	253,355
Series 2003-3, Class M1, 1 Month LIBOR + 1.095%
3.601%(c)	12/25/33	793	773,280
Saxon Asset Securities Trust,
Series 2000-2, Class MF2
8.664%(cc)	07/25/30	74	60,248
Series 2003-2, Class M2, 1 Month LIBOR + 2.625%
4.940%(c)	06/25/33	139	140,059
Series 2004-2, Class AF3
4.431%(cc)	08/25/35	152	152,472
Series 2004-2, Class MV2, 1 Month LIBOR + 1.800%
4.115%(c)	08/25/35	702	703,587
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1, 1 Month LIBOR + 0.900%
3.406%(c)	11/25/34	542	531,300
Stanwich Mortgage Loan Trust,

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2018-NPB1, Class A1, 144A
4.016%	05/16/23	2,591	$2,578,224
Structured Asset Investment Loan Trust,
Series 2003-BC11, Class M2, 1 Month LIBOR + 2.550%
5.056%(c)	10/25/33	98	102,255
Series 2003-BC3, Class M1, 1 Month LIBOR + 1.425%
3.931%(c)	04/25/33	78	77,481
Series 2003-BC6, Class M1, 1 Month LIBOR + 1.125%
3.631%(c)	07/25/33	642	640,787
Series 2004-6, Class M2, 1 Month LIBOR + 1.950%
4.456%(c)	07/25/34	12	12,140
Series 2004-8, Class M2, 1 Month LIBOR + 0.930%
3.436%(c)	09/25/34	599	588,259
Series 2005-HE1, Class M1, 1 Month LIBOR + 0.470%
2.976%(c)	07/25/35	709	708,853
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4, 1 Month LIBOR + 0.170%
2.676%(c)	01/25/37	1,056	1,028,988
Veros Automobile Receivables Trust,
Series 2018-1, Class C, 144A
4.650%	02/15/24	1,000	1,009,875
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class M2, 1 Month LIBOR + 0.975%
3.481%(c)	10/25/34	1,066	1,040,242
Series 2004-2, Class M8A, 1 Month LIBOR + 4.500%, 144A
7.006%(c)	10/25/34	734	682,958
Westgate Resorts LLC,
Series 2014-1A, Class A, 144A
2.150%	12/20/26	303	302,821
Westlake Automobile Receivables Trust,
Series 2017-1A, Class D, 144A
3.460%	10/17/22	2,405	2,395,766

			100,299,767

TOTAL ASSET-BACKED SECURITIES (cost $99,879,596)			102,109,311

BANK LOANS — 0.2%
Canada — 0.0%
Concordia International Corp.,
Term Loan, 1 Month LIBOR + 5.500%
7.887%(c)	09/06/24	50	47,014
MEG Energy Corp.,
Initial Term Loan, 1 Month LIBOR + 3.500%
6.030%(c)	12/31/23	28	26,909

			73,923

United States — 0.2%
Avaya, Inc.,
Term Loan
—%(p)	11/08/24	37	36,174
Tranche B Term Loan, 1 - 2 Month LIBOR + 4.250%
6.702%(c)	12/15/24	62	59,423
California Resources Corp.,
Term Loan (08/16), 1 Month LIBOR + 10.375%
12.897%(c)	12/31/21	555	527,250
Term Loan (11/17), 1 Month LIBOR + 4.750%
7.256%(c)	12/31/22^	677	629,703

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/02/24	37	$35,431
Claire’s Stores, Inc.,
Term Loan
— %(p)	09/15/38^	283	404,080
Clear Channel Communications,
Tranche D Term Loan, 1 - 3 Month LIBOR + 6.750%
8.970%(c)	01/30/19	79	52,424
Tranche E Term Loan, 1 - 3 Month LIBOR + 7.500%
9.672%(c)	07/30/19	132	87,583
Encino Acquisition Partners Holdings LLC,
Second Lien Initial Term Loan, 1 Month LIBOR + 6.750%
9.095%(c)	10/29/25^	82	76,925
First Data Corp.,
2024A New Dollar Term Loan, 1 Month LIBOR + 2.000%
4.504%(c)	04/26/24	345	328,562
Greeneden US Holdings II LLC,
Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	12/01/23	27	25,453
5.772%(c)	12/01/23	11	10,908
Gulf Finance LLC,
Tranche B Term Loan, 1 - 3 Month LIBOR + 5.250%
7.920%(c)	08/25/23	174	131,378
Infor US, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/01/22	110	105,365
Moran Foods LLC,
Initial Term Loan, 3 Month LIBOR + 6.000%
8.803%(c)	12/05/23	414	200,978
Neiman Marcus Group Ltd.,
Other Term Loan, 1 Month LIBOR + 3.250%
5.630%(c)	10/25/20	119	101,020
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 3.000%
5.380%(c)	03/11/22	49	38,649
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%
7.022%(c)	11/01/24	173	166,319
Syniverse Holdings, Inc.,
Tranche C Term Loan, 1 Month LIBOR + 5.000%
7.455%(c)	03/09/23^	130	113,236
Tribune Media Co.,
Term B Loan, 1 Month LIBOR + 3.000%
5.522%(c)	12/27/20	39	38,099
UFC Holdings LLC,
Term Loan
—%(p)	08/18/24	18	17,226
Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.780%(c)	08/18/23	60	58,098
Ultra Resources, Inc.,
Senior Secured Term Loan, 3 Month LIBOR + 3.500%
5.969%(c)	04/12/24	481	432,499
United Natural Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.772%(c)	10/22/25	115	93,725
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
6.707%(c)	11/30/23^	83	75,526

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
Viskase Co., Inc.,
Initial Term Loan, 3 Month LIBOR + 3.250%
6.053%(c)	01/30/21^	51	$50,324
6.053%(c)	01/30/21^	43	42,424
Vistra Operations Co. LLC,
Initial Term B-1 Loan, 1 Month LIBOR + 2.000%
4.522%(c)	08/04/23	112	107,084

			4,045,866

TOTAL BANK LOANS (cost $4,443,922)			4,119,789

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
Cayman Islands — 0.1%
TPG Real Estate Finance Issuer Ltd. (Cayman Islands),
Series 2018-FL1, Class B, 1 Month LIBOR + 1.300%, 144A
3.755%(c)	02/15/35	1,250	1,246,354
Series 2018-FL1, Class C, 1 Month LIBOR + 1.900%, 144A
4.355%(c)	02/15/35	1,400	1,391,190

			2,637,544

United States — 0.8%
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36	700	700,076
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	198	194,852
Braemar Hotels & Resorts Trust,
Series 2018-PRME, Class B, 1 Month LIBOR + 1.050%, 144A
3.505%(c)	06/15/35	3,000	2,967,972
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class D, 1 Month LIBOR + 1.321%, 144A
3.776%(c)	03/15/37	1,500	1,470,127
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.666%(cc)	07/10/38	236	236,718
CSMC LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	1,200	1,213,422
DBGS Mortgage Trust,
Series 2018-5BP, Class B, 1 Month LIBOR + 0.830%, 144A
3.285%(c)	06/15/33	3,000	2,938,024
FHLMC Multifamily Structured Pass-Through Certificates,
Series K081, Class A2
3.900%(cc)	08/25/28	1,985	2,068,813
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K033, Class X1, IO
0.303%(cc)	07/25/23	37,326	472,565
Series K708, Class X1, IO
1.428%(cc)	01/25/19	2,957	30
Series K723, Class X3, IO
1.918%(cc)	10/25/34	10,000	809,844
FREMF Mortgage Trust,

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2013-K713, Class B, 144A
3.154%(cc)	04/25/46			500	$498,927
Series 2015-K45, Class C, 144A
3.591%(cc)	04/25/48			1,355	1,285,135
GS Mortgage Securities Trust,
Series 2007-GG10, Class AM
5.780%(cc)	08/10/45			175	177,075
Series 2011-GC5, Class D, 144A
5.391%(cc)	08/10/44			671	647,144
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48			1,475	1,476,370
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-LDPX, Class AM
5.464%(cc)	01/15/49			219	219,458
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AJ
5.452%(cc)	09/15/39			1,000	690,208
Morgan Stanley Capital I Trust,
Series 2007-T27, Class B, 144A
5.947%(cc)	06/11/42			500	529,220
Morgan Stanley Re-REMIC Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51			3	2,617
Series 2012-XA, Class B, 144A
0.250%	07/27/49			36	35,494
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.544%(cc)	05/10/45			719	699,333
Velocity Commercial Capital Loan Trust,
Series 2018-2, Class A, 144A
4.050%(cc)	10/26/48			1,931	1,948,123
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30			505	500,617
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.265%(cc)	03/15/45			765	744,886

					22,527,050

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $25,582,514)					25,164,594

CONVERTIBLE BONDS — 4.1%
Belgium — 0.0%
Bekaert SA,
Sr. Unsec’d. Notes,
0.000%(ss)	06/09/21	(a)	EUR	500	497,476

Bermuda — 0.0%
Golar LNG Ltd.,
Sr. Unsec’d. Notes,
2.750%	02/15/22			1,098	1,010,622

China — 0.5%
China Conch Venture Holdings International Ltd.,
Gtd. Notes,
0.000%(ss)	09/05/23		HKD	9,000	1,113,727

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
China (continued)
China Railway Construction Corp. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	01/29/21			750	$865,408
CRRC Corp. Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	02/05/21			750	749,963
Ctrip.com International Ltd.,
Sr. Unsec’d. Notes,
1.000%	07/01/20			814	753,885
1.250%	09/15/22			986	953,359
1.990%	07/01/25			389	375,401
Harvest International Co.,
Gtd. Notes,
0.000%(ss)	11/21/22		HKD	13,000	1,567,185
Momo, Inc.,
Sr. Unsec’d. Notes,
1.250%	07/01/25			1,177	912,175
Semiconductor Manufacturing International Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	07/07/22			250	244,715
Shanghai Port Group BVI Holding Co. Ltd.,
Gtd. Notes,
0.000%(ss)	08/09/21			2,273	2,249,929
Weibo Corp.,
Sr. Unsec’d. Notes,
1.250%	11/15/22			2,348	2,139,333
Zhongsheng Group Holdings Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	05/23/23		HKD	6,000	704,824

					12,629,904

Cyprus — 0.1%
Volcan Holdings PLC,
Sr. Sec’d. Notes,
4.125%	04/11/20		GBP	2,000	3,327,340

France — 0.4%
Airbus SE,
Sr. Unsec’d. Notes, MTN,
0.000%(ss)	06/14/21		EUR	900	1,121,871
0.000%(ss)	07/01/22	(a)	EUR	1,400	1,797,340
Archer Obligations SA,
Gtd. Notes,
0.000%(ss)	03/31/23		EUR	900	1,227,615
Covivio,
Sr. Unsec’d. Notes, REIT,
0.875%	04/01/19		EUR	101	109,427
LVMH Moet Hennessy Louis Vuitton SE,
Sr. Unsec’d. Notes,
0.000%(ss)	02/16/21			357	1,143,281
Remy Cointreau SA,
Sr. Unsec’d. Notes,
0.125%	09/07/26		EUR	535	758,328
Safran SA,
Sr. Unsec’d. Notes,
0.000%(ss)	06/21/23		EUR	899	1,533,504
TOTAL SA,
Sr. Unsec’d. Notes, MTN,
0.500%	12/02/22			2,000	2,072,729
Valeo SA,

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
France (continued)
Sr. Unsec’d. Notes, MTN,
0.000%(ss)	06/16/21		600	$539,099

				10,303,194

Germany — 0.5%
adidas AG,
Sr. Unsec’d. Notes,
0.050%	09/12/23	EUR	2,000	2,371,017
Bayer AG,
Sr. Unsec’d. Notes,
0.050%	06/15/20	EUR	1,300	1,480,547
Bayer Capital Corp. BV,
Gtd. Notes,
5.625%	11/22/19	EUR	100	87,617
Gtd. Notes,
5.625%	11/22/19	EUR	2,500	2,190,418
Deutsche Bank AG,
Sr. Unsec’d. Notes,
1.000%	05/01/23^		200	174,564
Deutsche Wohnen SE,
Sr. Unsec’d. Notes,
0.325%	07/26/24	EUR	1,800	2,194,542
Fresenius SE & Co. KGaA,
Gtd. Notes,
0.000%(ss)	09/24/19	EUR	900	1,076,957
MTU Aero Engines AG,
Sr. Unsec’d. Notes,
0.125%	05/17/23	EUR	500	791,072
RAG-Stiftung,
Sr. Unsec’d. Notes, MTN,
0.000%(ss)	02/18/21	EUR	1,600	1,819,911
Siemens Financieringsmaatschappij NV,
Gtd. Notes,
1.650%	08/16/19		1,250	1,299,999

				13,486,644

Hong Kong — 0.1%
ASM Pacific Technology Ltd.,
Sr. Unsec’d. Notes,
2.000%	03/28/19	HKD	8,000	1,020,261
China Overseas Finance Investment Cayman V Ltd.,
Gtd. Notes,
0.000%(ss)	01/05/23		1,400	1,490,542

				2,510,803

Japan — 0.4%
ANA Holdings, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/16/22	JPY	160,000	1,471,701
0.000%(ss)	09/19/24	JPY	40,000	368,879
CyberAgent, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	02/17/23	JPY	70,000	674,262
Daio Paper Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/17/20	JPY	20,000	183,329
Kyushu Electric Power Co., Inc.,
Sr. Sec’d. Notes,
0.000%(ss)	03/31/22	JPY	80,000	768,980

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Japan (continued)
Mitsubishi Chemical Holdings Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	03/30/22	JPY	90,000	$822,879
0.000%(ss)	03/29/24	JPY	80,000	741,500
SBI Holdings, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/14/22	JPY	30,000	368,822
0.000%(ss)	09/13/23	JPY	160,000	1,480,224
Sony Corp.,
Sr. Unsec’d. Notes,
0.000%(ss)	09/30/22	JPY	200,000	2,186,420
Toray Industries, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	08/30/19	JPY	60,000	549,751
0.000%(ss)	08/31/21	JPY	30,000	294,502
Yamaguchi Financial Group, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + (0.500)% (Cap N/A, Floor 0.000%)
2.322%(c)	03/26/20		600	588,977

				10,500,226

Netherlands — 0.1%
NXP Semiconductors NV,
Sr. Unsec’d. Notes,
1.000%	12/01/19		1,480	1,480,749

Russia — 0.0%
Abigrove Ltd.,
Gtd. Notes,
0.000%(ss)	02/16/22		800	798,399

Singapore — 0.0%
CapitaLand Ltd.,
Sr. Unsec’d. Notes,
1.850%	06/19/20	SGD	1,000	714,615

South Africa — 0.0%
Brait SE,
Sr. Unsec’d. Notes,
2.750%	09/18/20	GBP	500	580,640

Switzerland — 0.2%
Glencore Funding LLC,
Gtd. Notes, MTN,
0.000%(ss)	03/27/25		1,400	1,207,870
Sika AG,
Sr. Unsec’d. Notes,
0.150%	06/05/25	CHF	1,200	1,241,053
STMicroelectronics NV,
Sr. Unsec’d. Notes,
0.000%(ss)	07/03/22		2,000	2,010,193

				4,459,116

Taiwan — 0.0%
Zhen Ding Technology Holding Ltd.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/26/19		700	716,818

United Arab Emirates — 0.1%
Aabar Investments PJSC,
Sr. Unsec’d. Notes, MTN,
0.500%	03/27/20	EUR	1,400	1,464,918
DP World Ltd.,

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
United Arab Emirates (continued)
Sr. Unsec’d. Notes,
1.750%	06/19/24			1,800	$1,705,561

					3,170,479

United Kingdom — 0.1%
BP Capital Markets PLC,
Gtd. Notes,
1.000%	04/28/23		GBP	600	936,831
TechnipFMC PLC,
Sr. Unsec’d. Notes,
0.875%	01/25/21	(a)	EUR	1,200	1,409,961
Vodafone Group PLC,
Sub. Notes,
2.000%	02/25/19		GBP	400	430,755

					2,777,547

United States — 1.6%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes,
2.125%	09/01/26			533	1,294,524
Anthem, Inc.,
Sr. Unsec’d. Notes,
2.750%	10/15/42			148	535,150
Arconic, Inc.,
Gtd. Notes,
1.625%	10/15/19			765	761,175
Booking Holdings, Inc.,
Sr. Unsec’d. Notes,
0.350%	06/15/20			1,051	1,414,897
0.900%	09/15/21	(a)		2,680	2,957,479
Chesapeake Energy Corp.,
Gtd. Notes,
5.500%	09/15/26			866	697,010
DISH Network Corp.,
Sr. Unsec’d. Notes,
2.375%	03/15/24			2,375	1,890,894
3.375%	08/15/26			1,200	969,019
Dycom Industries, Inc.,
Sr. Unsec’d. Notes,
0.750%	09/15/21	(a)		1,196	1,110,458
Ensco Jersey Finance Ltd.,
Gtd. Notes,
3.000%	01/31/24	(a)		1,119	739,954
IAC FinanceCo, Inc.,
Ltd. Gtd. Notes,
0.875%	10/01/22			604	802,277
Illumina, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/15/19			590	719,560
0.500%	06/15/21			855	1,122,368
Sr. Unsec’d. Notes,
0.000%(ss)	08/15/23	(a)		1,067	1,094,477
Intel Corp.,
Jr. Sub. Notes,
3.250%	08/01/39			487	1,112,491
Ionis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes,
1.000%	11/15/21			618	661,324
Liberty Expedia Holdings, Inc.,

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes,
1.000%	06/30/47	(a)	981	$937,592
Liberty Interactive LLC,
Sr. Unsec’d. Notes,
3.750%	02/15/30		16	10,597
4.000%	11/15/29		23	15,496
Sr. Unsec’d. Notes,
1.750%	09/30/46	(a)	1,367	1,397,689
Liberty Media Corp.,
Sr. Unsec’d. Notes,
1.375%	10/15/23		1,024	1,096,499
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes,
2.500%	03/15/23		1,409	1,434,695
Microchip Technology, Inc.,
Sr. Sub. Notes,
1.625%	02/15/27		4,070	3,975,547
Micron Technology, Inc.,
Sr. Unsec’d. Notes,
3.000%	11/15/43		615	681,740
Neurocrine Biosciences, Inc.,
Sr. Unsec’d. Notes,
2.250%	05/15/24		360	429,744
New Relic, Inc.,
Sr. Unsec’d. Notes,
0.500%	05/01/23		1,118	1,116,496
NuVasive, Inc.,
Sr. Unsec’d. Notes,
2.250%	03/15/21		668	702,205
ON Semiconductor Corp.,
Gtd. Notes,
1.625%	10/15/23		1,713	1,838,392
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes,
0.750%	07/01/23		1,868	1,847,431
ServiceNow, Inc.,
Sr. Unsec’d. Notes,
0.000%(ss)	06/01/22		521	727,206
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes,
1.375%	03/01/22		843	890,506
Splunk, Inc.,
Sr. Unsec’d. Notes,
0.500%	09/15/23		1,211	1,202,958
Square, Inc.,
Sr. Unsec’d. Notes,
0.500%	05/15/23		676	703,446
Synaptics, Inc.,
Sr. Unsec’d. Notes,
0.500%	06/15/22	(a)	477	417,995
Transocean, Inc.,
Gtd. Notes,
0.500%	01/30/23	(a)	480	454,740
Twilio, Inc.,
Sr. Unsec’d. Notes,
0.250%	06/01/23		950	1,356,154
Twitter, Inc.,
Sr. Unsec’d. Notes,
0.250%	06/15/24		1,257	1,095,504

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
United States (continued)
Veeco Instruments, Inc.,
Sr. Unsec’d. Notes,
2.700%	01/15/23		800	$603,314
Viavi Solutions, Inc.,
Sr. Unsec’d. Notes,
1.000%	03/01/24	(a)	895	882,039
Vishay Intertechnology, Inc.,
Sr. Unsec’d. Notes,
2.250%	06/15/25		1,545	1,366,699
Weatherford International Ltd.,
Gtd. Notes,
5.875%	07/01/21		450	282,125
Workday, Inc.,
Sr. Unsec’d. Notes,
0.250%	10/01/22	(a)	923	1,127,663
Zendesk, Inc.,
Sr. Unsec’d. Notes,
0.250%	03/15/23		431	487,626

				44,965,155

TOTAL CONVERTIBLE BONDS (cost $117,252,775)				113,929,727

CORPORATE BONDS — 10.2%
Australia — 0.1%
APT Pipelines Ltd.,
Gtd. Notes, 144A
4.200%	03/23/25		645	628,165
BHP Billiton Finance USA Ltd.,
Gtd. Notes
5.000%	09/30/43		69	75,382
6.420%	03/01/26		75	87,104
Brambles USA, Inc.,
Gtd. Notes, 144A
5.350%	04/01/20		200	204,455
Commonwealth Bank of Australia,
Sub. Notes, 144A
4.500%	12/09/25		500	489,824
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
4.750%	05/15/22		112	106,400
5.125%	05/15/24	(a)	69	63,480
GAIF Bond Issuer Pty Ltd.,
Gtd. Notes, 144A
3.400%	09/30/26		250	236,074
Macquarie Bank Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
2.600%	06/24/19		40	39,880
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	01/14/20		800	821,222
6.250%	01/14/21		300	315,012
National Australia Bank Ltd.,
Sr. Unsec’d. Notes
3.375%	01/14/26		250	243,975
Sr. Unsec’d. Notes, MTN
2.625%	07/23/20		250	247,368

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Australia (continued)
Nufarm Australia Ltd./Nufarm Americas, Inc.,
Gtd. Notes, 144A
5.750%	04/30/26	15	$13,673
Scentre Group Trust 1/Scentre Group Trust 2,
Gtd. Notes, REIT
3.500%	02/12/25	180	174,379
Westpac Banking Corp.,
Sr. Unsec’d. Notes
2.500%	06/28/22	250	242,312

			3,988,705

Belgium — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes, 144A
3.650%	02/01/26	2,450	2,316,593

Brazil — 0.0%
Vale Canada Ltd.,
Sr. Unsec’d. Notes
7.200%	09/15/32	120	131,496
Vale Overseas Ltd.,
Gtd. Notes
6.875%	11/21/36	87	99,485

			230,981

Canada — 0.5%
Advanz Pharma Corp.,
Sr. Sec’d. Notes
8.000%	09/06/24	181	170,140
Air Canada 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.125%	11/15/26	59	58,859
Air Canada 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
3.600%	09/15/28	259	249,072
Air Canada 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates, 144A
3.750%	06/15/29	176	170,753
Air Canada 2017-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
3.550%	07/15/31	300	286,625
Air Canada 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates, 144A
3.300%	07/15/31	600	572,575
ATS Automation Tooling Systems, Inc.,
Gtd. Notes, 144A
6.500%	06/15/23	80	80,599
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
2.350%	09/11/22	340	328,439
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
2.450%	09/19/22	300	289,655
2.500%	01/08/21	500	493,715
Baytex Energy Corp.,
Gtd. Notes, 144A
5.125%	06/01/21	11	10,533
5.625%	06/01/24	23	19,895

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
6.125%	01/15/23		211	$197,813
7.500%	12/01/24		82	77,285
7.500%	03/15/25	(a)	464	437,319
8.750%	12/01/21		335	345,049
Calfrac Holdings LP,
Sr. Unsec’d. Notes, 144A
8.500%	06/15/26		145	102,949
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
2.700%	02/02/21		300	296,966
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.450%	06/30/33		150	167,811
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
2.900%	02/01/25		275	263,320
6.125%	09/15/2115		40	46,522
7.125%	10/15/31		285	357,079
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.800%	09/15/23		425	409,994
Encana Corp.,
Sr. Unsec’d. Notes
7.200%	11/01/31		100	113,095
7.375%	11/01/31		100	116,966
8.125%	09/15/30		50	62,970
Fortis, Inc.,
Sr. Unsec’d. Notes
3.055%	10/04/26		150	136,934
Garda World Security Corp.,
Sr. Unsec’d. Notes, 144A
8.750%	05/15/25		755	687,050
Gateway Casinos & Entertainment Ltd.,
Sec’d. Notes, 144A
8.250%	03/01/24		293	297,395
Hudbay Minerals, Inc.,
Gtd. Notes, 144A
7.250%	01/15/23		95	93,813
7.625%	01/15/25		45	43,988
Hydro-Quebec,
Gov’t. Gtd. Notes
8.400%	01/15/22		150	172,711
9.400%	02/01/21		50	56,537
Intertape Polymer Group, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	10/15/26		91	89,863
Kronos Acquisition Holdings, Inc.,
Gtd. Notes, 144A
9.000%	08/15/23		117	89,798
Manulife Financial Corp.,
Sub. Notes
4.061%(ff)	02/24/32		225	212,178
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	12/15/23		40	37,350

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
MEG Energy Corp.,
Gtd. Notes, 144A
6.375%	01/30/23	287	$271,215
7.000%	03/31/24	423	403,965
Sec’d. Notes, 144A
6.500%	01/15/25	476	483,140
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	165	148,913
5.000%	05/01/25	238	214,200
5.250%	06/01/27	355	314,175
Nutrien Ltd.,
Sr. Unsec’d. Notes
4.125%	03/15/35	350	318,632
Ontario Teachers’ Cadillac Fairview Properties Trust,
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22	200	198,550
Open Text Corp.,
Gtd. Notes, 144A
5.625%	01/15/23	90	89,550
5.875%	06/01/26	105	102,900
Precision Drilling Corp.,
Gtd. Notes
6.500%	12/15/21	14	13,210
7.750%	12/15/23	380	350,075
Gtd. Notes, 144A
7.125%	01/15/26	35	30,100
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23	377	378,885
Rogers Communications, Inc.,
Gtd. Notes
8.750%	05/01/32	240	326,989
Royal Bank of Canada,
Sub. Notes, GMTN
4.650%	01/27/26	150	154,411
Seven Generations Energy Ltd.,
Gtd. Notes, 144A
5.375%	09/30/25	118	105,610
Stars Group Holdings BV/Stars Group US Co-Borrower LLC,
Gtd. Notes, 144A
7.000%	07/15/26	75	72,938
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
5.950%	12/01/34	250	278,268
6.500%	06/15/38	75	86,379
Teck Resources Ltd.,
Gtd. Notes
6.000%	08/15/40	245	227,850
Gtd. Notes, 144A
8.500%	06/01/24	38	40,708
Sr. Unsec’d. Notes
6.125%	10/01/35	135	128,925
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
2.250%	11/05/19	200	198,904
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.750%	10/16/23	150	149,455

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
6.200%	10/15/37		100	$108,811
7.125%	01/15/19		100	100,130
7.250%	08/15/38		125	149,620
Videotron Ltd.,
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27		377	356,265

				13,446,388

China — 0.0%
CNOOC Finance 2015 Australia Pty Ltd.,
Gtd. Notes
2.625%	05/05/20		200	198,025
CNOOC Finance Ltd.,
Gtd. Notes
3.000%	05/09/23		254	245,153

				443,178

Denmark — 0.0%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
2.200%	03/02/20		550	538,186

Finland — 0.0%
Nokia OYJ,
Sr. Unsec’d. Notes
3.375%	06/12/22		35	33,075
4.375%	06/12/27		100	93,000
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
4.875%	01/27/20		400	406,935
Nordea Bank ABP,
Sub. Notes, 144A
4.875%	05/13/21		550	559,399

				1,092,409

France — 0.1%
Altice France SA,
Sr. Sec’d. Notes, 144A
6.250%	05/15/24	(a)	400	373,000
7.375%	05/01/26		300	275,250
BNP Paribas SA,
Sr. Unsec’d. Notes, MTN, 144A
3.800%	01/10/24		200	194,724
BPCE SA,
Gtd. Notes, MTN
2.500%	07/15/19		300	298,848
Sub. Notes, MTN, 144A
4.625%	07/11/24		200	196,665
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24		500	467,492
Societe Generale SA,
Jr. Sub. Notes, 144A
7.375%(ff)	—	(rr)	200	194,750
Total Capital International SA,
Gtd. Notes
2.700%	01/25/23		100	97,687
3.700%	01/15/24		120	122,383

				2,220,799

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Germany — 0.0%
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.300%	01/06/20	150	$148,361
Deutsche Bank AG,
Sr. Unsec’d. Notes
4.250%	10/14/21	150	146,663
Sr. Unsec’d. Notes, GMTN
3.125%	01/13/21	69	66,779
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, Cash coupon 4.500% or PIK 5.250%, 144A
4.500%	09/15/23	200	183,000
Schaeffler Finance BV,
Sr. Sec’d. Notes, 144A
4.750%	05/15/23	250	239,375

			784,178

Hong Kong — 0.0%
AIA Group Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
3.200%	03/11/25	300	288,941
Hutchison Whampoa International 12 II Ltd.,
Gtd. Notes, 144A
3.250%	11/08/22	200	198,324

			487,265

Ireland — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	1,165	1,075,435
7.250%	05/15/24	295	294,263
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
5.125%	10/01/23	42	40,109
5.500%	01/15/23	15	14,549
Park Aerospace Holdings Ltd.,
Gtd. Notes, 144A
4.500%	03/15/23	160	149,600
5.250%	08/15/22	62	59,985
5.500%	02/15/24	170	164,050

			1,797,991

Italy — 0.1%
Enel Finance International NV,
Gtd. Notes, 144A
2.875%	05/25/22	600	565,324
Telecom Italia Capital SA,
Gtd. Notes
6.000%	09/30/34	112	96,880
6.375%	11/15/33	404	364,663
7.200%	07/18/36	44	42,020
7.721%	06/04/38	20	19,863
Wind Tre SpA,
Sr. Sec’d. Notes, 144A
5.000%	01/20/26	400	328,880

			1,417,630

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Japan — 0.1%
Beam Suntory, Inc.,
Gtd. Notes
3.250%	05/15/22		100	$99,118
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
3.761%	07/26/23		100	100,461
Mitsubishi UFJ Trust & Banking Corp.,
Sr. Unsec’d. Notes, 144A
2.450%	10/16/19		200	198,860
MUFG Bank Ltd.,
Sr. Unsec’d. Notes, 144A
4.100%	09/09/23		200	203,459
ORIX Corp.,
Sr. Unsec’d. Notes
3.700%	07/18/27		100	96,495
Sumitomo Mitsui Banking Corp.,
Gtd. Notes
2.450%	01/16/20		600	595,225

				1,293,618

Luxembourg — 0.2%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	(a)	775	743,999
Altice SA,
Gtd. Notes, 144A
7.750%	05/15/22	(a)	1,075	978,249
INEOS Group Holdings SA,
Sec’d. Notes, 144A
5.625%	08/01/24		775	686,650
Intelsat Connect Finance SA,
Gtd. Notes, 144A
9.500%	02/15/23		282	242,520
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23		904	786,480
Gtd. Notes, 144A
8.500%	10/15/24		663	643,110
9.750%	07/15/25		170	170,476
Sr. Sec’d. Notes, 144A
8.000%	02/15/24	(a)	558	574,740
Intelsat Luxembourg SA,
Gtd. Notes
7.750%	06/01/21		22	20,020
8.125%	06/01/23	(a)	139	107,725
SES SA,
Gtd. Notes, 144A
3.600%	04/04/23		100	98,046

				5,052,015

Mexico — 0.1%
America Movil SAB de CV,
Gtd. Notes
6.125%	03/30/40		100	117,732
Cemex SAB de CV,
Sr. Sec’d. Notes, 144A
6.125%	05/05/25		630	614,389

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mexico (continued)
Coca-Cola Femsa SAB de CV,
Gtd. Notes
3.875%	11/26/23	150	$151,200
Mexico City Airport Trust,
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	200	178,252
5.500%	07/31/47	443	389,291
Petroleos Mexicanos,
Gtd. Notes
6.500%	03/13/27	485	455,900
6.500%	01/23/29	100	93,250
6.625%	06/15/35	500	436,500

			2,436,514

Netherlands — 0.1%
ABN AMRO Bank NV,
Sub. Notes, 144A
4.750%	07/28/25	500	497,471
Cooperatieve Rabobank UA,
Gtd. Notes
3.950%	11/09/22	500	498,369
4.625%	12/01/23	250	253,483
Sr. Unsec’d. Notes, MTN, 144A
4.750%	01/15/20	200	203,292
Shell International Finance BV,
Gtd. Notes
3.250%	05/11/25	150	147,906
UPCB Finance IV Ltd.,
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	675	631,206
Ziggo BV,
Sr. Sec’d. Notes, 144A
5.500%	01/15/27	245	219,275

			2,451,002

New Zealand — 0.0%
ANZ New Zealand Int’l Ltd.,
Gtd. Notes, 144A
2.600%	09/23/19	600	598,030
2.875%	01/25/22	200	196,146

			794,176

Norway — 0.0%
Equinor ASA,
Gtd. Notes
2.450%	01/17/23	155	150,601
3.150%	01/23/22	46	45,878
7.250%	09/23/27	160	198,049

			394,528

Singapore — 0.0%
BOC Aviation Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
2.375%	09/15/21	300	289,178

South Africa — 0.0%
Anglo American Capital PLC,
Gtd. Notes, 144A
4.000%	09/11/27	200	180,972

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
South Korea — 0.0%
MagnaChip Semiconductor Corp.,
Sr. Unsec’d. Notes
6.625%	07/15/21		250	$222,500

Spain — 0.0%
Telefonica Emisiones SAU,
Gtd. Notes
7.045%	06/20/36		160	182,320

Sweden — 0.0%
Stadshypotek AB,
Covered Bonds, 144A
1.875%	10/02/19		309	306,594
Swedbank AB,
Sr. Unsec’d. Notes, MTN, 144A
2.200%	03/04/20		300	296,554

				603,148

Switzerland — 0.1%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
5.300%	08/13/19		100	101,259
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28		250	241,176
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
3.750%	03/26/25		300	286,067
3.800%	06/09/23		400	392,515
Glencore Funding LLC,
Gtd. Notes, 144A
4.625%	04/29/24		160	158,598
UBS AG,
Sr. Unsec’d. Notes, GMTN
2.375%	08/14/19		500	497,974
UBS Group Funding Switzerland AG,
Gtd. Notes, 144A
4.253%	03/23/28		200	197,208

				1,874,797

United Arab Emirates — 0.0%
DAE Funding LLC,
Gtd. Notes, 144A
4.500%	08/01/22		67	64,320
5.000%	08/01/24		73	70,628
Shelf Drilling Holdings Ltd.,
Gtd. Notes, 144A
8.250%	02/15/25		218	186,390

				321,338

United Kingdom — 0.3%
Barclays PLC,
Jr. Sub. Notes
7.750%(ff)	—	(rr)	200	192,383
Sr. Unsec’d. Notes
3.650%	03/16/25		350	322,609
3.684%	01/10/23		350	336,300
4.375%	01/12/26		200	189,986
BP Capital Markets PLC,
Gtd. Notes
3.279%	09/19/27		700	666,265

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom (continued)
3.814%	02/10/24		350	$353,255
British Airways 2018-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.125%	03/20/33		400	394,084
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.625%	12/15/30		50	67,624
Eni USA, Inc.,
Gtd. Notes
7.300%	11/15/27		110	128,011
HSBC Holdings PLC,
Sr. Unsec’d. Notes
3.600%	05/25/23		440	437,488
3.900%	05/25/26		300	287,461
Sub. Notes
4.250%	08/18/25		300	291,177
Jaguar Land Rover Automotive PLC,
Gtd. Notes, 144A
4.500%	10/01/27	(a)	200	149,000
Lloyds Banking Group PLC,
Sub. Notes
4.582%	12/10/25		500	473,351
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
6.250%	02/25/20		200	206,339
Reckitt Benckiser Treasury Services PLC,
Gtd. Notes, 144A
2.375%	06/24/22		250	240,116
Reynolds American, Inc.,
Gtd. Notes
5.700%	08/15/35		130	126,936
7.000%	08/04/41		120	128,923
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes
8.625%(ff)	—	(rr)	200	207,000
Sub. Notes
6.000%	12/19/23		481	486,822
6.125%	12/15/22		315	319,240
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24		300	304,877
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.250%	01/15/26		450	412,313
Vodafone Group PLC,
Sr. Unsec’d. Notes
2.950%	02/19/23		150	144,412
6.150%	02/27/37		175	183,421

				7,049,393

United States — 8.3%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	10/15/25		125	125,778
6.900%	03/01/19		100	100,574
9.500%	07/15/24		200	254,766
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		179	169,603

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24	(a)	405	$362,475
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/15/22		167	145,708
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		350	267,749
ADT Security Corp. (The),
Sr. Sec’d. Notes
4.125%	06/15/23	(a)	320	292,799
AECOM,
Gtd. Notes
5.125%	03/15/27		340	290,699
5.875%	10/15/24		85	83,725
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23		290	283,475
5.500%	04/15/25		37	36,723
Aflac, Inc.,
Sr. Unsec’d. Notes
3.250%	03/17/25		210	204,885
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		225	179,999
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		150	190,694
Air Lease Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25		275	252,661
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23	(a)	335	283,075
AK Steel Corp.,
Gtd. Notes
6.375%	10/15/25	(a)	107	82,389
7.000%	03/15/27	(a)	120	93,599
Sr. Sec’d. Notes
7.500%	07/15/23		61	60,543
Alabama Power Co.,
Sr. Unsec’d. Notes
3.550%	12/01/23		92	92,905
3.850%	12/01/42		70	65,167
5.600%	03/15/33		150	172,736
6.000%	03/01/39		95	113,951
Albemarle Corp.,
Sr. Unsec’d. Notes
5.450%	12/01/44		100	99,964
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		215	188,125
6.625%	06/15/24		770	714,175
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24		600	608,999

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Allergan Funding SCS,
Gtd. Notes
3.800%	03/15/25	(a)	150	$146,434
Allergan, Inc.,
Gtd. Notes
2.800%	03/15/23		187	179,125
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		195	190,125
Gtd. Notes, MTN, 144A
5.875%	11/01/21		90	89,873
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/24		301	288,959
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		140	155,400
Sr. Unsec’d. Notes
4.125%	02/13/22		665	645,881
4.625%	03/30/25	(a)	120	116,249
5.125%	09/30/24		235	233,238
Sub. Notes
5.750%	11/20/25	(a)	280	278,599
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37		480	463,563
4.800%	12/05/34		250	267,785
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	455	400,399
5.875%	11/15/26		67	57,453
6.125%	05/15/27		110	94,049
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		148	134,309
5.000%	04/01/24		255	241,613
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		112	111,606
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		191	194,135
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		116	110,175
American Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.650%	12/15/29		180	170,833
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29		180	169,138
American Airlines 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.650%	08/15/30		277	272,660
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	824	749,839
6.250%	03/15/26	(a)	270	242,325
6.500%	04/01/27		454	406,329

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
6.625%	10/15/22		52	$51,479
American Express Co.,
Sr. Unsec’d. Notes
2.650%	12/02/22		300	290,220
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26		285	268,857
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		250	239,362
American Tower Corp.,
Sr. Unsec’d. Notes, REIT
3.500%	01/31/23		240	235,866
5.900%	11/01/21		100	105,668
American Tower Trust,
Pass-Through Certificates, REIT, 144A
3.070%	03/15/48		100	98,484
American Water Capital Corp.,
Sr. Unsec’d. Notes
4.300%	12/01/42		47	46,622
American Woodmark Corp.,
Gtd. Notes, 144A
4.875%	03/15/26		333	294,705
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		450	411,749
5.625%	05/20/24		20	18,899
5.750%	05/20/27		128	113,279
5.875%	08/20/26		132	120,449
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22		285	285,797
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26		85	80,325
Anadarko Holding Co.,
Sr. Unsec’d. Notes
7.150%	05/15/28		350	381,473
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
8.700%	03/15/19		100	101,030
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.875%	06/01/23		100	96,652
4.500%	12/05/36		100	94,415
Andeavor Logistics LP,
Jr. Sub. Notes
6.875%(ff)	—	(rr)	160	142,399
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
6.250%	10/15/22		94	95,880
6.375%	05/01/24		195	201,338
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		145	135,213
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22		358	336,519
5.375%	11/01/21		57	55,005

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Anthem, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23		140	$137,756
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22		79	77,374
5.100%	09/01/40		145	131,332
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.700%	08/15/37		125	152,803
Apple, Inc.,
Sr. Unsec’d. Notes
3.850%	05/04/43		600	568,187
4.500%	02/23/36		600	630,964
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	(a)	370	345,025
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		180	172,802
5.900%	02/01/27		480	457,199
6.750%	01/15/28	(a)	136	131,409
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	06/15/45		250	211,267
4.900%	08/15/37		1,000	932,389
6.350%	03/15/40		170	182,297
Athene Global Funding,
Sec’d. Notes, MTN, 144A
4.000%	01/25/22		343	346,512
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	303,283
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, GMTN, REIT
2.850%	03/15/23		200	195,557
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24		265	260,363
Avaya, Inc., Escrow Shares,
First Lien
0.000%(d)	04/01/99^	(a)	245	25
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
3.500%	11/01/27		150	135,498
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23		40	38,599
Gtd. Notes, 144A
5.250%	03/15/25	(a)	199	172,135
6.375%	04/01/24	(a)	825	787,875
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24		150	141,749
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	92	85,559

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Baker Hughes a GE Co. LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		100	$95,280
Ball Corp.,
Gtd. Notes
4.875%	03/15/26		47	45,708
5.000%	03/15/22		50	50,249
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.500%	11/15/21		110	110,815
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		215	196,725
Bank of America Corp.,
Jr. Sub. Notes
6.100%(ff)	—	(rr)	155	152,675
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		890	865,087
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		47	46,288
Sr. Unsec’d. Notes, MTN
2.881%(ff)	04/24/23		1,200	1,167,112
3.093%(ff)	10/01/25		379	359,364
3.124%(ff)	01/20/23		32	31,461
3.248%	10/21/27		750	694,233
3.864%(ff)	07/23/24		100	99,762
Sub. Notes, MTN
4.000%	01/22/25		500	487,073
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.661%(ff)	05/16/23		150	145,817
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.625%	12/01/21		35	34,475
5.875%	05/15/23		1,741	1,610,425
6.125%	04/15/25	(a)	1,958	1,708,354
9.000%	12/15/25		342	340,290
Sr. Sec’d. Notes, 144A
6.500%	03/15/22		59	59,295
7.000%	03/15/24		581	586,810
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.450%	01/15/20		83	82,421
2.850%	10/26/24		325	312,249
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36		127	152,021
Berkshire Hathaway Finance Corp.,
Gtd. Notes
5.750%	01/15/40		180	215,157
Berry Global, Inc.,
Sec’d. Notes
5.125%	07/15/23		55	54,398
Sec’d. Notes, 144A
4.500%	02/15/26		123	112,545
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25		50	49,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		695	$670,675
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25		100	94,999
Boston Properties LP,
Sr. Unsec’d. Notes, REIT
3.125%	09/01/23		150	144,915
3.800%	02/01/24		200	199,266
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26		202	188,869
6.375%	04/01/26		155	149,963
6.875%	05/15/23		320	323,199
Boyne USA, Inc.,
Sec’d. Notes, 144A
7.250%	05/01/25		183	188,948
BP Capital Markets America, Inc.,
Gtd. Notes
3.224%	04/14/24		220	215,395
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		95	86,449
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes, REIT
3.650%	06/15/24		185	179,658
3.850%	02/01/25		150	144,991
Buckeye Partners LP,
Jr. Sub. Notes
6.375%(ff)	01/22/78		185	150,307
Sr. Unsec’d. Notes
5.850%	11/15/43		125	114,546
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21		510	515,184
7.950%	08/15/30		100	136,496
BWAY Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24		430	404,199
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		50	48,109
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20		103	104,288
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		34	33,999
California Resources Corp.,
Gtd. Notes
5.500%	09/15/21		23	15,813
Sec’d. Notes, 144A
8.000%	12/15/22	(a)	205	138,888
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24		39	36,269
6.375%	07/01/26		33	30,689

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		355	$323,938
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	245	224,175
Camelot Finance SA,
Sr. Unsec’d. Notes, 144A
7.875%	10/15/24		172	165,979
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		300	289,671
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	154	142,449
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26		45	42,638
CBS Corp.,
Gtd. Notes
5.900%	10/15/40		100	105,502
CBS Radio, Inc.,
Gtd. Notes, 144A
7.250%	11/01/24	(a)	250	232,499
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	03/15/22		106	107,564
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/24		290	287,099
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		416	382,719
5.125%	05/01/27		1,510	1,406,413
5.375%	05/01/25		10	9,588
5.500%	05/01/26		355	341,244
5.750%	02/15/26		1,520	1,489,599
5.875%	04/01/24		1,214	1,207,929
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23		87	85,478
5.000%	09/01/25		315	301,613
Celgene Corp.,
Sr. Unsec’d. Notes
3.950%	10/15/20		100	101,076
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		185	176,675
6.125%	02/15/24		95	97,256
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21		70	71,407
5.850%	01/15/41		110	129,093
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28		205	183,475
6.125%	11/15/23		445	443,888
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	180	158,399
5.800%	03/15/22		95	91,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
6.450%	06/15/21		95	$94,763
6.750%	12/01/23		35	33,731
7.500%	04/01/24	(a)	635	612,775
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
4.450%	07/22/20		25	25,550
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		300	298,308
Chemours Co. (The),
Gtd. Notes
6.625%	05/15/23	(a)	365	368,649
7.000%	05/15/25		105	105,788
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		40	37,761
5.875%	03/31/25		503	500,485
Cheniere Energy Partners LP,
Gtd. Notes, 144A
5.625%	10/01/26		79	73,865
Sr. Sec’d. Notes
5.250%	10/01/25		79	73,668
Chesapeake Energy Corp.,
Gtd. Notes
6.625%	08/15/20		52	50,309
7.000%	10/01/24		184	159,159
8.000%	01/15/25	(a)	108	95,309
8.000%	06/15/27	(a)	311	261,239
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		160	154,942
3.191%	06/24/23		95	94,851
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		194	88,269
Sec’d. Notes, 144A
8.125%	06/30/24	(a)	318	232,139
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	91	84,403
6.250%	03/31/23	(a)	244	221,747
Sr. Sec’d. Notes, 144A
8.625%	01/15/24	(a)	343	338,713
Chubb INA Holdings, Inc.,
Gtd. Notes
2.700%	03/13/23		170	166,124
3.150%	03/15/25		90	87,993
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	239	197,175
Sr. Unsec’d. Notes, 144A
8.000%	10/15/25		99	81,675
Cincinnati Financial Corp.,
Sr. Unsec’d. Notes
6.920%	05/15/28		175	210,766
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		112	107,519

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		94	$90,945
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	—	(rr)	70	63,349
6.125%(ff)	—	(rr)	115	112,269
6.250%(ff)	—	(rr)	70	67,039
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28		950	916,663
8.125%	07/15/39		42	58,269
Sub. Notes
3.875%	03/26/25		205	198,274
4.050%	07/30/22		250	251,136
5.500%	09/13/25		115	120,680
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21		410	399,817
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		1,953	1,953,000
6.500%	11/15/22		112	110,880
7.625%	03/15/20		1,079	1,052,025
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		135	121,500
Gtd. Notes, 144A
5.375%	02/01/25		95	85,738
Clearway Energy Operating LLC,
Gtd. Notes
5.000%	09/15/26		35	31,413
5.375%	08/15/24		47	44,650
Gtd. Notes, 144A
5.750%	10/15/25		70	66,850
Cleveland-Cliffs, Inc.,
Gtd. Notes
5.750%	03/01/25		45	40,500
Sr. Sec’d. Notes, 144A
4.875%	01/15/24		55	51,150
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22		235	234,223
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/26		45	42,314
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24		58	57,462
4.500%	03/01/26		42	42,343
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20		201	187,935
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25		111	105,728
CNX Midstream Partners LP/CNX Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	03/15/26		40	37,999

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Coeur Mining, Inc.,
Gtd. Notes
5.875%	06/01/24		57	$50,160
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22		805	798,963
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28		300	281,755
3.375%	02/15/25		300	293,829
3.375%	08/15/25		400	389,768
3.600%	03/01/24		200	200,480
4.200%	08/15/34		649	625,764
4.250%	01/15/33		150	148,976
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23		74	69,930
5.375%	07/15/27		48	42,960
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		70	56,700
6.000%	06/15/25		1,056	960,960
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		116	114,840
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25		55	55,174
5.300%	11/01/38		215	203,162
Constellation Brands, Inc.,
Gtd. Notes
3.700%	12/06/26		280	263,606
Constellation Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	09/15/25	(a)	120	107,700
Constellium NV,
Gtd. Notes, 144A
6.625%	03/01/25	(a)	250	231,875
Consumers Energy Co.,
First Mortgage
5.650%	04/15/20		150	155,349
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		365	363,700
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		24	23,651
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		360	316,800
CoreCivic, Inc.,
Gtd. Notes, REIT
4.625%	05/01/23		450	416,250
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		50	43,875
Coty, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	420	361,200

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	07/01/25		98	$90,160
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		250	215,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25		110	102,025
6.250%	04/01/23		280	269,500
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26		90	80,775
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes, 144A
4.750%	02/01/26	(a)	66	62,205
Crown Castle International Corp.,
Sr. Unsec’d. Notes, REIT
5.250%	01/15/23		325	337,488
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45		100	97,146
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27		235	218,549
6.625%	10/15/25	(a)	740	749,250
Sr. Sec’d. Notes, 144A
5.375%	07/15/23		200	195,039
5.500%	05/15/26		300	282,749
Sr. Unsec’d. Notes
5.250%	06/01/24		125	114,531
6.750%	11/15/21		116	118,899
Sr. Unsec’d. Notes, 144A
7.750%	07/15/25	(a)	200	202,999
10.875%	10/15/25		500	561,875
CSI Compressco LP/CSI Compressco Finance, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/25		45	41,849
Cumberland Farms, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	05/01/25		33	33,165
Curo Group Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.250%	09/01/25	(a)	198	155,430
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		622	646,879
CVS Health Corp.,
Sr. Unsec’d. Notes
4.100%	03/25/25		400	396,009
4.780%	03/25/38		1,200	1,149,907
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36		171	167,733
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, REIT
5.000%	03/15/24		52	50,960
5.375%	03/15/27		33	32,010

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26		570	$546,488
Dana, Inc.,
Sr. Unsec’d. Notes
5.500%	12/15/24		90	83,700
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		630	571,725
5.125%	07/15/24		289	270,938
DCP Midstream LP,
Jr. Sub. Notes
7.375%(ff)	—	(rr)	161	143,290
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23	(a)	85	79,688
5.375%	07/15/25		51	49,853
Gtd. Notes, 144A
6.750%	09/15/37		115	113,275
Deere & Co.,
Sr. Unsec’d. Notes
8.100%	05/15/30		230	312,414
Delek Logistics Partners LP/Delek Logistics Finance Corp.,
Gtd. Notes
6.750%	05/15/25		164	159,080
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21		195	194,790
7.125%	06/15/24		130	132,275
Sr. Sec’d. Notes, 144A
6.020%	06/15/26		945	949,273
Delphi Technologies PLC,
Gtd. Notes, 144A
5.000%	10/01/25		420	352,800
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		453	488,996
Delta Air Lines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.625%	01/30/29		148	149,623
Denbury Resources, Inc.,
Sec’d. Notes, 144A
7.500%	02/15/24	(a)	76	61,180
9.250%	03/31/22		176	162,360
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/25		41	34,030
Diamondback Energy, Inc.,
Gtd. Notes
5.375%	05/31/25		115	112,125
Gtd. Notes, 144A
4.750%	11/01/24		46	44,390
Diebold Nixdorf, Inc.,
Gtd. Notes
8.500%	04/15/24		332	199,200
Digital Realty Trust LP,
Gtd. Notes, REIT
3.700%	08/15/27		125	117,977

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40		250	$261,944
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	173	144,023
5.875%	11/15/24	(a)	2,740	2,205,700
6.750%	06/01/21		487	481,984
7.750%	07/01/26	(a)	594	491,535
DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		370	381,100
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25		128	119,040
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	08/01/33		150	160,656
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	10/01/34		225	206,188
8.850%	09/15/21		90	101,335
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	02/15/23		249	245,265
Duke Energy Carolinas LLC,
First Ref. Mortgage
6.000%	01/15/38		48	58,221
Duke Energy Indiana LLC,
Sr. Unsec’d. Notes
6.120%	10/15/35		50	61,605
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23		136	139,246
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		100	90,326
5.700%	04/01/35		100	112,867
Duke Realty LP,
Gtd. Notes, REIT
3.625%	04/15/23		105	104,919
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27		200	188,308
Eaton Corp.,
Gtd. Notes
4.000%	11/02/32		24	23,703
6.950%	03/20/19		65	65,626
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.250%	01/14/23		200	199,225
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25	(a)	252	243,089
Gtd. Notes, 144A
6.000%	09/15/26		52	49,140
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		737	666,985

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20		49	$47,061
EMI Music Publishing Group North America Holdings, Inc.,
Gtd. Notes, 144A
7.625%	06/15/24		55	57,888
Encompass Health Corp.,
Gtd. Notes
5.750%	11/01/24		145	143,550
5.750%	09/15/25		300	292,500
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		400	305,000
Endo Finance LLC,
Gtd. Notes, 144A
5.750%	01/15/22	(a)	282	234,765
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.250%	01/15/22		264	228,360
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25		525	473,813
Energy Transfer LP,
Sr. Sec’d. Notes
4.250%	03/15/23		56	53,900
5.500%	06/01/27		110	107,250
5.875%	01/15/24		106	107,855
Energy Transfer Operating LP,
Gtd. Notes
4.750%	01/15/26		225	218,624
4.900%	02/01/24		100	101,208
6.050%	06/01/41		250	238,885
Jr. Sub. Notes
6.625%(ff)	—	(rr)	117	96,525
Energy Transfer Partners LP,
Gtd. Notes
6.625%	10/15/36		140	143,764
EnLink Midstream Partners LP,
Jr. Sub. Notes
6.000%(ff)	—	(rr)	171	124,298
Sr. Unsec’d. Notes
4.150%	06/01/25		95	85,646
4.400%	04/01/24		295	278,003
4.850%	07/15/26	(a)	160	144,283
5.600%	04/01/44		140	115,009
Ensco PLC,
Sr. Unsec’d. Notes
5.200%	03/15/25	(a)	104	69,160
5.750%	10/01/44		83	46,387
7.750%	02/01/26		43	31,820
8.000%	01/31/24		45	36,900
Entegris, Inc.,
Gtd. Notes, 144A
4.625%	02/10/26		450	414,000
Entergy Gulf States Louisiana LLC,
First Mortgage
5.590%	10/01/24		170	188,489

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Entergy Louisiana LLC,
First Mortgage
4.050%	09/01/23		100	$102,567
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24		350	318,500
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25		350	346,310
4.875%(ff)	08/16/77		59	48,846
5.375%(ff)	02/15/78		116	95,913
6.875%	03/01/33		200	245,096
7.550%	04/15/38		185	234,202
Envision Healthcare Corp.,
Gtd. Notes, 144A
8.750%	10/15/26	(a)	697	602,905
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23		150	144,105
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
9.375%	05/01/20		84	65,310
Sec’d. Notes, 144A
8.000%	02/15/25		235	96,938
9.375%	05/01/24		434	193,130
Sr. Sec’d. Notes, 144A
7.750%	05/15/26	(a)	738	653,130
8.000%	11/29/24	(a)	251	186,995
EPR Properties,
Gtd. Notes, REIT
4.500%	06/01/27		150	144,574
4.950%	04/15/28		200	197,902
Equinix, Inc.,
Sr. Unsec’d. Notes, REIT
5.375%	04/01/23		250	248,750
5.875%	01/15/26		634	638,755
ERAC USA Finance LLC,
Gtd. Notes, 144A
5.625%	03/15/42		22	24,052
7.000%	10/15/37		150	186,491
ERP Operating LP,
Sr. Unsec’d. Notes, REIT
3.000%	04/15/23		100	98,361
4.625%	12/15/21		108	111,739
ESH Hospitality, Inc.,
Gtd. Notes, REIT
5.250%	05/01/25		142	132,060
EW Scripps Co. (The),
Gtd. Notes, 144A
5.125%	05/15/25		36	33,030
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	07/15/23		298	284,590
Exelon Corp.,
Sr. Unsec’d. Notes
7.600%	04/01/32		50	62,031
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
3.400%	03/15/22		120	118,109

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
5.750%	10/01/41		250	$248,756
Express Scripts Holding Co.,
Gtd. Notes
4.500%	02/25/26		50	50,677
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26		15	10,950
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43		80	69,322
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/25		71	67,826
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		100	132,728
First Data Corp.,
Sec’d. Notes, 144A
5.750%	01/15/24		1,192	1,162,200
Sr. Sec’d. Notes, 144A
5.000%	01/15/24		9	8,663
5.375%	08/15/23		1,315	1,291,988
FirstCash, Inc.,
Gtd. Notes, 144A
5.375%	06/01/24		109	104,913
Flex Acquisition Co., Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	01/15/25		30	26,700
Florida Power & Light Co.,
First Mortgage
5.625%	04/01/34		100	117,695
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31		126	129,909
7.500%	08/01/26		100	108,197
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.021%	05/03/19		200	199,192
3.810%	01/09/24		800	738,290
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		597	552,225
4.550%	11/14/24	(a)	430	396,675
5.400%	11/14/34		8	6,300
5.450%	03/15/43		15	11,419
Frontier Communications Corp.,
Sec’d. Notes, 144A
8.500%	04/01/26	(a)	295	258,125
Sr. Unsec’d. Notes
7.125%	01/15/23		50	28,250
7.625%	04/15/24		22	11,330
10.500%	09/15/22		170	118,150
11.000%	09/15/25	(a)	1,155	718,930
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/24	(a)	220	188,650
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.000%	07/15/22	(a)	493	483,140

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
GCI LLC,
Sr. Unsec’d. Notes
6.750%	06/01/21		370	$371,306
6.875%	04/15/25		275	266,750
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
5.500%	04/15/26		325	316,875
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		1,000	965,055
3.373%	11/15/25		900	799,476
4.418%	11/15/35		1,057	885,308
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		40	37,117
Sr. Unsec’d. Notes, GMTN
3.450%	05/15/24		45	42,269
5.500%	01/08/20		145	146,708
6.000%	08/07/19		100	101,077
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21		72	72,216
5.875%	01/14/38		200	191,218
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21		170	168,633
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36		638	621,095
6.750%	04/01/46		150	145,216
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25		200	189,524
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		94	80,605
6.000%	05/15/23		52	48,100
6.250%	05/15/26		50	42,875
6.750%	08/01/22		10	9,750
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24		195	204,263
GEO Group, Inc. (The),
Gtd. Notes, REIT
5.875%	01/15/22	(a)	395	384,651
5.875%	10/15/24		165	145,613
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22		200	199,530
4.000%	09/01/36		400	364,648
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.250%	07/15/22		56	52,920
7.000%	06/15/23		95	90,250
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes, REIT
5.250%	06/01/25		200	198,584
5.750%	06/01/28		200	202,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		376	$354,380
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.272%(ff)	09/29/25		700	656,161
3.500%	01/23/25		1,200	1,137,493
3.750%	05/22/25		350	334,870
3.750%	02/25/26		250	236,412
4.411%(ff)	04/23/39		200	183,321
Goodman Networks, Inc.,
Sr. Sec’d. Notes
8.000%	05/11/22		24	8,287
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
4.875%	03/15/27	(a)	319	279,923
5.000%	05/31/26	(a)	100	90,000
Government Properties Income Trust,
Sr. Unsec’d. Notes, REIT
3.750%	08/15/19		275	275,270
Graham Holdings Co.,
Gtd. Notes, 144A
5.750%	06/01/26		59	59,148
Gray Television, Inc.,
Gtd. Notes, 144A
5.125%	10/15/24		75	69,150
5.875%	07/15/26		150	139,845
Gray, Inc., Escrow Shares,
Sr. Unsec’d. Notes, 144A
7.000%	05/15/27		83	80,773
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
3.482%	06/15/50		350	345,459
Gulfport Energy Corp.,
Gtd. Notes
6.375%	05/15/25		60	53,100
6.375%	01/15/26		135	116,775
6.625%	05/01/23		10	9,450
H&E Equipment Services, Inc.,
Gtd. Notes
5.625%	09/01/25		175	160,563
Halcon Resources Corp.,
Gtd. Notes
6.750%	02/15/25	(a)	220	160,600
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21		100	110,374
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27		100	111,679
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26	(a)	205	184,756
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.375%	08/15/22		92	83,835
Harris Corp.,
Sr. Unsec’d. Notes
4.854%	04/27/35		225	223,228

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		2,257	$2,200,575
5.625%	09/01/28		115	110,975
5.875%	05/01/23		775	784,688
5.875%	02/15/26		2,005	1,994,975
7.500%	02/15/22		120	127,500
Sr. Sec’d. Notes
5.000%	03/15/24		87	86,130
5.250%	06/15/26		365	362,263
5.500%	06/15/47		116	109,910
HCP, Inc.,
Sr. Unsec’d. Notes, REIT
3.150%	08/01/22		75	73,151
3.875%	08/15/24		225	221,436
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		109	106,820
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.500%	06/01/22		134	139,025
7.750%	06/01/24	(a)	270	281,475
Hertz Corp. (The),
Gtd. Notes
7.375%	01/15/21		90	87,525
Gtd. Notes, 144A
5.500%	10/15/24		923	673,790
Sec’d. Notes, 144A
7.625%	06/01/22		566	533,455
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20		185	147,538
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		115	101,775
6.250%	11/01/28		125	110,000
Hillman Group, Inc. (The),
Gtd. Notes, 144A
6.375%	07/15/22		50	40,500
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/01/23		579	579,000
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.250%	09/01/24		22	20,790
Gtd. Notes, 144A
5.125%	05/01/26		285	273,600
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.,
Gtd. Notes
6.125%	12/01/24		50	49,625
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25		335	317,413
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/24		116	113,680
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25	(a)	395	367,350

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/24	110	$112,474
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, REIT
3.875%	04/01/24	150	147,977
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26	80	73,300
Sr. Sec’d. Notes
5.250%	08/01/26	254	232,728
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
3.150%	03/14/21	229	227,980
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.875%	02/01/22	50	49,000
6.000%	08/01/20	35	34,956
6.250%	02/01/22	81	79,988
6.375%	12/15/25	143	137,638
6.750%	02/01/24	34	33,660
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%(d)	12/15/19	528	353,760
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.550%(cc)	12/21/65	215	167,163
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
4.800%(cc)	12/21/65	275	214,500
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.200%	03/15/23	50	49,490
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A
7.125%	05/01/21	183	177,968
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22	1,303	1,260,196
Sr. Sec’d. Notes, 144A
5.750%	08/15/20	109	109,327
Intel Corp.,
Sr. Unsec’d. Notes
2.875%	05/11/24	225	219,506
4.000%	12/15/32	201	205,882
Intercontinental Exchange, Inc.,
Gtd. Notes
4.000%	10/15/23	318	325,304
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
4.450%	09/26/28	50	50,737
5.000%	09/26/48	100	99,604
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	495	487,575
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22	425	445,169

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
8.625%	01/15/22		230	$255,704
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24		373	372,398
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		240	229,200
IRB Holding Corp.,
Gtd. Notes, 144A
6.750%	02/15/26	(a)	224	196,000
Iron Mountain, Inc.,
Gtd. Notes, REIT
4.875%	09/15/27		173	150,943
5.250%	03/15/28		77	67,953
5.750%	08/15/24		193	183,350
6.000%	08/15/23		225	227,813
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A
10.250%	11/15/22		95	100,700
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		570	575,700
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23		105	100,485
JB Hunt Transport Services, Inc.,
Gtd. Notes
3.850%	03/15/24		120	121,493
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/26		105	98,175
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		220	210,100
5.875%	07/15/24		541	532,885
6.750%	02/15/28		36	35,100
7.250%	06/01/21		311	312,555
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		200	175,000
Jeld-Wen, Inc.,
Gtd. Notes, 144A
4.875%	12/15/27		10	8,450
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		100	116,587
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		100	100,718
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.750%	12/01/21		100	100,774
5.000%	03/30/20		100	102,088
5.700%	03/01/41		128	131,001
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24		56	54,740
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
3.150%	03/15/23		50	49,461
5.300%	10/01/41		175	198,138

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24	61	$57,035
Keurig Dr. Pepper, Inc.,
Gtd. Notes
2.000%	01/15/20	75	73,749
3.430%	06/15/27	435	400,017
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26	360	335,183
Kinetic Concepts, Inc./KCI USA, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	02/15/21	320	324,000
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	50	44,000
Kraft Heinz Foods Co.,
Gtd. Notes
5.000%	07/15/35	300	281,543
5.000%	06/04/42	250	223,568
Kroger Co. (The),
Gtd. Notes
7.700%	06/01/29	150	180,623
L Brands, Inc.,
Gtd. Notes
5.250%	02/01/28	43	36,765
6.750%	07/01/36	287	233,905
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22	71	69,048
5.250%	10/01/25	82	73,185
Lamar Media Corp.,
Gtd. Notes
5.375%	01/15/24	13	13,000
Laredo Petroleum, Inc.,
Gtd. Notes
5.625%	01/15/22	8	7,180
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25	65	60,938
5.250%	06/01/26	60	56,550
5.875%	11/15/24	160	160,000
4.500%	04/30/24	75	70,875
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	01/15/24	323	307,658
5.375%	05/01/25	767	719,063
5.625%	02/01/23	50	49,125
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22	75	77,327
7.800%	03/07/87	66	71,940
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25	300	364,397
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22	135	137,245
6.150%	04/07/36	7	8,078

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
6.250%	02/15/20		100	$103,215
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.875%	11/01/24		80	76,000
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.070%	12/15/42		108	103,052
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		137	128,438
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23		335	339,188
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		200	202,912
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25	(a)	70	48,300
5.625%	10/15/23	(a)	497	377,720
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		250	248,492
Marriott Ownership Resorts, Inc.,
Gtd. Notes, 144A
6.500%	09/15/26		292	281,780
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/27		250	230,915
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		112	106,400
Masco Corp.,
Sr. Unsec’d. Notes
6.500%	08/15/32		180	198,981
Masonite International Corp.,
Gtd. Notes, 144A
5.750%	09/15/26		395	372,288
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.500%	10/17/22		184	177,499
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23	(a)	220	213,400
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		81	74,520
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25		648	578,139
Sr. Unsec’d. Notes
3.150%	03/15/23	(a)	63	51,660
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	12/09/35		110	110,485
Medco Health Solutions, Inc.,
Gtd. Notes
4.125%	09/15/20		330	333,559

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35		100	$102,384
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.800%	05/18/23		125	123,317
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42		150	140,446
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.875%	04/11/22		560	567,190
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, REIT
5.625%	05/01/24		265	262,350
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	1,125	1,009,688
6.000%	03/15/23		1,160	1,165,800
Microsoft Corp.,
Sr. Unsec’d. Notes
3.500%	02/12/35		500	477,203
4.200%	11/03/35		300	310,998
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		100	103,130
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		311	295,574
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,700	1,607,356
Sub. Notes, MTN
4.100%	05/22/23		260	260,376
5.000%	11/24/25		350	356,883
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		500	513,926
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		377	351,553
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		100	97,120
4.875%	12/01/24		170	173,048
MUFG Union Bank NA,
Sr. Unsec’d. Notes
2.250%	05/06/19		250	249,201
Mylan, Inc.,
Gtd. Notes, 144A
3.125%	01/15/23		100	93,773
Nabors Industries, Inc.,
Gtd. Notes
5.100%	09/15/23		9	6,836
5.500%	01/15/23	(a)	108	85,722
5.750%	02/01/25	(a)	356	269,517
National City Corp.,
Sub. Notes
6.875%	05/15/19		125	126,715

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
National Retail Properties, Inc.,
Sr. Unsec’d. Notes, REIT
3.500%	10/15/27	300	$286,213
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23	97	94,575
9.125%	07/15/26	96	93,360
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21	140	136,500
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21	100	102,498
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, 144A
8.000%	10/15/21	722	297,825
Gtd. Notes, Cash coupon 8.750% or PIK 9.500%, 144A
8.750%	10/15/21	396	166,486
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26	75	68,063
4.875%	04/15/28	675	615,938
5.875%	02/15/25	50	50,438
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40	225	250,908
6.650%	04/01/36	200	259,440
7.125%	03/15/19	100	100,834
New Albertsons LP,
Sr. Unsec’d. Notes
7.450%	08/01/29	34	27,199
8.000%	05/01/31	170	138,549
8.700%	05/01/30	110	92,399
Sr. Unsec’d. Notes, MTN
6.625%	06/01/28	30	22,199
New Home Co., Inc. (The),
Gtd. Notes
7.250%	04/01/22	130	117,975
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26	150	145,460
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	150	146,598
5.375%	04/01/36	77	73,261
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.375%	01/01/26	160	156,800
5.625%	07/01/24	50	50,625
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24	200	187,000
6.125%	02/15/22	55	54,725
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.625%	06/15/23	150	149,816
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24	48	44,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
4.500%	09/15/27		48	$42,720
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27		55	51,838
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)	220	205,700
5.500%	10/01/21		200	198,000
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		390	372,450
NiSource, Inc.,
Sr. Unsec’d. Notes
6.250%	12/15/40		135	159,252
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42		52	30,160
6.200%	08/01/40		65	40,300
7.950%	04/01/25	(a)	55	41,319
8.950%	04/01/45		23	17,480
Gtd. Notes, 144A
7.875%	02/01/26	(a)	132	112,530
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21		100	100,680
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.050%	08/15/52		54	48,227
Northern Oil and Gas, Inc.,
Sec’d. Notes, Cash coupon 8.500% and PIK 1.000%
9.500%	05/15/23		81	78,424
Northern Trust Corp.,
Sub. Notes
3.375%(ff)	05/08/32		150	139,576
Northrop Grumman Systems Corp.,
Gtd. Notes
7.750%	02/15/31		175	230,414
Northwest Acquisitions ULC/Dominion Finco, Inc.,
Sec’d. Notes, 144A
7.125%	11/01/22		50	49,390
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		193	170,805
6.250%	08/15/24		300	282,000
NRG Energy, Inc.,
Gtd. Notes
6.250%	05/01/24		150	152,250
6.625%	01/15/27		135	136,013
7.250%	05/15/26		100	103,750
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26		164	155,800
Gtd. Notes, 144A
5.375%	08/15/20		40	39,950
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23		90	91,381
6.400%	12/01/37		80	95,519

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27		140	$130,550
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26		133	119,035
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22		137	129,123
6.875%	01/15/23		220	203,225
Gtd. Notes, 144A
6.250%	05/01/26	(a)	241	202,440
Ohio Power Co.,
Sr. Unsec’d. Notes
5.375%	10/01/21		140	148,058
6.600%	03/01/33		75	93,675
OI European Group BV,
Gtd. Notes, 144A
4.000%	03/15/23		49	45,815
OneBeacon US Holdings, Inc.,
Gtd. Notes
4.600%	11/09/22		200	201,281
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25		400	405,263
6.650%	10/01/36		50	55,939
Oracle Corp.,
Sr. Unsec’d. Notes
3.900%	05/15/35		600	574,334
4.300%	07/08/34		200	200,758
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.550%	03/15/26		80	76,846
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.625%	02/15/24		184	181,239
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25		100	95,000
5.875%	08/15/23		75	75,188
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.600%	06/15/43		50	41,235
6.050%	03/01/34		260	240,905
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67		300	263,565
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		285	257,925
5.375%	01/15/25		90	82,800
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.625%	08/01/26	(a)	153	139,230
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.000%	11/15/23		100	95,500
7.250%	06/15/25		121	113,740

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23	(a)	73	$71,723
Peabody Energy Corp.,
Sr. Sec’d. Notes, 144A
6.000%	03/31/22		68	65,960
PECO Energy Co.,
First Mortgage
2.375%	09/15/22		150	145,390
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26	(a)	276	256,680
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.200%	04/01/27		555	542,753
Pepco Holdings LLC,
Sr. Unsec’d. Notes
7.450%	08/15/32		100	121,254
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		650	378,625
8.875%	06/01/25		211	122,380
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		378	273,105
PGT Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/26		71	69,935
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26		200	186,933
3.605%	02/15/25		200	192,147
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		305	285,938
5.875%	09/30/27		66	59,895
Plains All American Pipeline LP,
Jr. Sub. Notes
6.125%(ff)	—	(rr)	175	147,000
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24		150	142,749
6.700%	05/15/36		85	90,087
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23		99	92,070
PNC Bank NA,
Sub. Notes
2.700%	11/01/22		400	388,700
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A
8.500%	12/01/22		213	193,826
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26		210	191,100
5.500%	03/01/25		220	211,158
5.750%	03/01/27		397	372,188

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38		75	$101,950
PPL Capital Funding, Inc.,
Gtd. Notes
3.400%	06/01/23		50	49,468
Prestige Brands, Inc.,
Gtd. Notes, 144A
6.375%	03/01/24	(a)	200	193,000
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		550	567,188
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		350	344,713
7.000%	10/30/31		100	127,398
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23		50	50,428
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42		56	52,209
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		54	47,790
5.375%	10/01/22		116	105,560
Qorvo, Inc.,
Gtd. Notes, 144A
5.500%	07/15/26		43	41,065
Quad/Graphics, Inc.,
Gtd. Notes
7.000%	05/01/22		50	47,500
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.900%	05/20/24		130	123,786
3.250%	05/20/27		200	186,040
4.650%	05/20/35		100	96,535
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20		180	182,897
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28		115	101,775
5.750%	05/01/25		212	198,220
Qwest Capital Funding, Inc.,
Gtd. Notes
7.750%	02/15/31		60	48,900
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24		252	196,560
Radian Group, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/24		175	158,594
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		370	334,850
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	185	151,700

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
5.000%	03/15/23	(a)	125	$110,000
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		49	44,774
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		48	46,320
Regency Centers Corp.,
Gtd. Notes, REIT
3.750%	11/15/22		225	224,642
Regions Financial Corp.,
Sr. Unsec’d. Notes
3.800%	08/14/23		150	150,268
Republic Services, Inc.,
Sr. Unsec’d. Notes
5.500%	09/15/19		330	335,112
Revlon Consumer Products Corp.,
Gtd. Notes
6.250%	08/01/24		183	96,990
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	100	95,250
Sr. Sec’d. Notes
5.750%	10/15/20		707	705,680
Sr. Sec’d. Notes, 144A
5.125%	07/15/23		130	123,825
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, REIT
5.000%	04/15/21		206	204,455
5.000%	04/15/23		320	312,000
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23		500	395,000
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
3.200%	03/15/24		100	96,301
4.800%	12/15/43		200	197,015
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21		140	137,155
Rowan Cos., Inc.,
Gtd. Notes
7.375%	06/15/25		23	18,458
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		225	222,188
5.375%	04/15/23		305	303,475
Safeway, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/19		4	3,960
San Diego Gas & Electric Co.,
First Mortgage
6.125%	09/15/37		50	59,322
SBA Communications Corp.,
Sr. Unsec’d. Notes, REIT
4.000%	10/01/22		199	189,548
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		243	246,645

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Sr. Sec’d. Notes, 144A
5.000%	10/15/25	191	$170,468
Scotts Miracle-Gro Co. (The),
Gtd. Notes
5.250%	12/15/26	60	54,600
6.000%	10/15/23	360	358,200
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24	22	21,588
Select Income REIT,
Sr. Unsec’d. Notes, REIT
3.600%	02/01/20	100	99,505
SemGroup Corp.,
Gtd. Notes
6.375%	03/15/25	35	32,288
7.250%	03/15/26	74	69,190
SemGroup Corp./Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22	31	29,218
5.625%	11/15/23	114	103,740
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	225	224,438
Senior Housing Properties Trust,
Sr. Unsec’d. Notes, REIT
3.250%	05/01/19	250	248,751
6.750%	04/15/20	200	203,006
Sensata Technologies BV,
Gtd. Notes, 144A
4.875%	10/15/23	496	482,360
5.000%	10/01/25	40	37,600
5.625%	11/01/24	200	197,000
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	200	201,000
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	05/15/24	170	168,300
7.500%	04/01/27	370	399,600
SESI LLC,
Gtd. Notes
7.750%	09/15/24	49	38,955
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	270	244,329
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21	370	369,075
6.125%	10/01/22	235	236,763
Gtd. Notes, 144A
5.625%	08/01/24	413	387,188
5.875%	03/15/26	12	11,190
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	05/15/23	75	71,813
5.375%	04/15/25	305	288,988
6.000%	07/15/24	1,385	1,388,463

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	(a)	222	$209,235
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)	154	133,980
5.625%	06/01/25	(a)	250	217,500
6.625%	01/15/27	(a)	83	73,455
6.750%	09/15/26		71	63,545
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		121	128,865
Sotheby’s,
Gtd. Notes, 144A
4.875%	12/15/25		140	126,700
Southern California Edison Co.,
First Ref. Mortgage
5.550%	01/15/36		150	158,777
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.500%	09/15/21		180	179,855
4.400%	06/01/43		83	78,754
5.250%	08/15/19		150	151,401
5.875%	03/15/41		100	113,014
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32		142	180,614
Southwestern Energy Co.,
Gtd. Notes
6.200%	01/23/25	(a)	467	417,381
7.500%	04/01/26		32	30,240
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
5.950%	09/25/43		38	41,483
Spectrum Brands Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	01/15/22		415	420,188
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		240	227,928
6.125%	12/15/24		390	375,375
Springleaf Finance Corp.,
Gtd. Notes
5.625%	03/15/23		253	233,393
6.125%	05/15/22		135	130,911
6.875%	03/15/25		50	44,750
7.125%	03/15/26		175	156,188
7.750%	10/01/21		9	9,034
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		1,284	1,354,620
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		127	130,175
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		402	398,117
7.250%	09/15/21		181	185,254
7.625%	02/15/25	(a)	3,481	3,481,000

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
7.875%	09/15/23		400	$410,500
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		325	307,125
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		670	562,800
6.000%	10/15/25		20	19,181
Staples, Inc.,
Gtd. Notes, 144A
8.500%	09/15/25	(a)	970	875,134
State Street Corp.,
Sub. Notes
3.100%	05/15/23		96	94,332
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25		115	104,075
Steel Dynamics, Inc.,
Gtd. Notes
4.125%	09/15/25		40	36,750
5.000%	12/15/26	(a)	55	52,113
5.250%	04/15/23		54	53,258
5.500%	10/01/24		30	29,700
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26		76	74,860
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23		218	215,820
Gtd. Notes, 144A
5.125%	06/01/25	(a)	90	81,900
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		62	58,900
5.750%	04/15/25		114	104,880
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		350	339,507
4.650%	02/15/22		150	152,319
5.950%	12/01/25		119	124,076
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		109	106,275
5.500%	02/15/26		47	44,533
5.875%	03/15/28		22	20,578
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.700%	01/27/22		275	268,204
Symantec Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25		170	158,555
Synchrony Financial,
Sr. Unsec’d. Notes
4.250%	08/15/24		210	193,215
T Mobile USA. Inc., Escrow Shares,
Sr. Unsec’d. Notes
0.000%	07/09/99^		1,038	—
0.000%	07/09/99^		343	—

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		240	$170,400
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		110	108,075
5.500%	01/15/28		160	153,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		202	187,103
5.000%	01/15/28		40	36,200
5.125%	02/01/25		171	160,313
6.750%	03/15/24		805	817,075
Gtd. Notes, 144A
5.875%	04/15/26		43	41,818
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		200	244,819
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		150	155,538
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	425	346,906
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20		100	102,265
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23		555	556,388
Gtd. Notes, 144A
5.500%	09/15/24		45	43,594
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26		71	67,805
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	196	178,850
5.625%	10/15/23	(a)	764	737,260
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25	(a)	325	303,063
Sec’d. Notes, 144A
7.500%	01/01/22		340	345,100
Sr. Sec’d. Notes
4.375%	10/01/21		85	82,238
4.500%	04/01/21		334	324,815
4.625%	07/15/24		908	844,440
Sr. Unsec’d. Notes
6.750%	06/15/23		1,436	1,348,045
7.000%	08/01/25	(a)	204	188,700
8.125%	04/01/22		168	168,420
Tennant Co.,
Gtd. Notes
5.625%	05/01/25		143	134,778
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)	260	200,005
5.375%	12/15/24		25	21,563

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25	250	$232,813
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26	163	151,590
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23	206	192,095
5.000%	01/31/28	115	101,200
6.625%	06/15/25	10	10,100
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Notes
0.000%	12/31/19	165	908
0.000%	10/10/99	725	3,988
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	185	177,905
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.125%	02/15/21	300	301,229
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33	340	414,501
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26	140	128,450
4.750%	02/01/28	286	258,830
6.375%	03/01/25	800	808,000
6.500%	01/15/26	1,100	1,122,000
T-Mobile USA. Inc., Escrow Shares,
Sr. Unsec’d. Notes
0.000%	07/09/99^	1,193	—
Toll Brothers Finance Corp.,
Gtd. Notes
5.625%	01/15/24	80	78,400
Torchmark Corp.,
Sr. Unsec’d. Notes
4.550%	09/15/28	150	152,407
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22	290	285,650
6.375%	06/15/26	2	1,860
6.500%	07/15/24	50	48,625
6.500%	05/15/25	171	163,305
TransMontaigne Partners LP/TLP Finance Corp.,
Gtd. Notes
6.125%	02/15/26	49	43,855
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25	126	121,590
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24	51	49,024
Transocean, Inc.,
Gtd. Notes
6.800%	03/15/38	142	94,430
7.500%	04/15/31	89	67,418
9.350%	12/15/41	54	44,955

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
7.250%	11/01/25		90	$78,525
7.500%	01/15/26		256	224,640
9.000%	07/15/23		101	100,495
Travelport Corporate Finance PLC,
Sr. Sec’d. Notes, 144A
6.000%	03/15/26		51	51,510
TreeHouse Foods, Inc.,
Gtd. Notes, 144A
6.000%	02/15/24	(a)	365	361,350
TriMas Corp.,
Gtd. Notes, 144A
4.875%	10/15/25		185	170,663
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25		378	330,372
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21		185	166,038
5.250%	06/01/22		140	121,800
7.750%	08/15/25		120	105,900
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25	(a)	84	68,040
Tronox, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	71	58,930
Tutor Perini Corp.,
Gtd. Notes, 144A
6.875%	05/01/25	(a)	360	334,800
Tyson Foods, Inc.,
Gtd. Notes
4.875%	08/15/34		70	67,779
Ultra Resources, Inc.,
Gtd. Notes, 144A
6.875%	04/15/22		496	173,600
7.125%	04/15/25		313	93,900
Unit Corp.,
Gtd. Notes
6.625%	05/15/21		110	100,100
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27		80	81,933
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		166	162,115
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		237	217,439
United Continental Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24	(a)	177	171,690
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25		35	31,238
4.875%	01/15/28		235	206,213
5.500%	05/15/27		695	644,613
5.750%	11/15/24		625	601,563
6.500%	12/15/26		101	99,485

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33		165	$160,316
United States Steel Corp.,
Sr. Unsec’d. Notes
6.250%	03/15/26		113	98,875
6.875%	08/15/25		29	26,535
United Technologies Corp.,
Sr. Unsec’d. Notes
3.950%	08/16/25		430	426,670
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23		29	28,376
2.875%	03/15/22		55	54,563
3.750%	07/15/25		100	101,227
4.625%	07/15/35		100	105,999
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes, REIT
8.250%	10/15/23		280	243,600
Sr. Sec’d. Notes, REIT
6.000%	04/15/23		440	398,200
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23		35	31,413
5.125%	02/15/25		138	121,095
6.750%	09/15/22		9	8,955
US Airways 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.900%	04/01/26		229	244,557
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26		457	473,755
US Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		131	120,520
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/26		34	32,640
USIS Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	05/01/25		82	75,284
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
8.500%	01/31/27		71	68,870
9.250%	04/01/26		113	113,000
Valero Energy Corp.,
Gtd. Notes
7.500%	04/15/32		30	37,000
Vantiv LLC/Vantiv Issuer Corp.,
Gtd. Notes, 144A
4.375%	11/15/25		200	183,000
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	(a)	315	252,000
Ventas Realty LP,
Gtd. Notes, REIT
3.750%	05/01/24		270	267,370

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
VEREIT Operating Partnership LP,
Gtd. Notes, REIT
4.600%	02/06/24		200	$202,200
4.875%	06/01/26		50	49,979
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36		450	420,243
4.500%	08/10/33		1,000	987,086
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		30	28,200
Vertiv Group Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24	(a)	547	503,240
Viacom, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57		179	162,441
6.250%(ff)	02/28/57		80	74,572
Sr. Unsec’d. Notes
3.875%	04/01/24		93	91,221
6.875%	04/30/36		150	160,974
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes, REIT
8.000%	10/15/23		624	670,731
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22		325	321,461
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23		550	500,500
Vistra Energy Corp.,
Gtd. Notes
7.375%	11/01/22		90	92,925
7.625%	11/01/24		430	453,650
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26		26	25,025
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28		111	102,398
Voya Financial, Inc.,
Gtd. Notes
3.650%	06/15/26		127	120,057
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		138	120,750
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25		190	162,688
Walgreen Co.,
Gtd. Notes
4.400%	09/15/42		100	87,666
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34		127	121,801
Warner Media LLC,
Gtd. Notes
3.550%	06/01/24		230	221,871
3.600%	07/15/25		70	66,299

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
4.750%	03/29/21		100	$102,522
Weatherford International LLC,
Gtd. Notes, 144A
9.875%	03/01/25		39	23,693
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		17	9,945
5.950%	04/15/42		92	46,805
6.500%	08/01/36		56	29,120
6.750%	09/15/40		27	13,905
7.000%	03/15/38		26	13,455
8.250%	06/15/23		21	12,600
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24		175	187,250
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		148	142,450
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.500%	03/04/21		89	87,538
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24		200	193,468
Sub. Notes
5.375%	11/02/43		150	156,536
Sub. Notes, MTN
3.450%	02/13/23		475	465,033
4.100%	06/03/26		724	707,008
Welltower, Inc.,
Sr. Unsec’d. Notes, REIT
4.500%	01/15/24		227	232,782
WESCO Distribution, Inc.,
Gtd. Notes
5.375%	06/15/24		110	103,675
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	182	157,885
Westlake Chemical Corp.,
Gtd. Notes
3.600%	07/15/22		100	98,875
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21	(a)	345	327,750
6.250%	04/01/23		27	24,570
6.625%	01/15/26		111	95,183
WildHorse Resource Development Corp.,
Gtd. Notes
6.875%	02/01/25		145	137,025
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%	01/15/25		313	304,099
Windstream Services LLC/Windstream Finance Corp.,
Sec’d. Notes, 144A
9.000%	06/30/25		1,093	740,508
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42		44	40,210

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
WMG Acquisition Corp.,
Gtd. Notes, 144A
5.500%	04/15/26	184	$175,720
Sr. Sec’d. Notes, 144A
4.875%	11/01/24	25	23,688
5.000%	08/01/23	160	155,600
5.625%	04/15/22	242	241,395
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.750%	06/01/26	49	44,345
6.000%	01/15/22	93	90,443
8.250%	08/01/23	25	26,125
WR Grace & Co.,
Gtd. Notes, 144A
5.625%	10/01/24	40	39,800
WW Grainger, Inc.,
Sr. Unsec’d. Notes
4.600%	06/15/45	100	102,739
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
5.400%	04/01/24	40	38,100
5.750%	04/01/27	41	37,618
6.350%	10/01/25	19	18,430
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	630	587,475
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/01/36	52	65,417
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22	331	328,104
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23	376	356,301
6.375%	05/15/25	424	394,320
Gtd. Notes, 144A
5.750%	01/15/27	157	140,123

			228,546,807

TOTAL CORPORATE BONDS (cost $298,533,876)			280,456,609

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.0%
California
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
6.582%	05/15/39	90	$113,534

New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	195	198,395
5.647%	11/01/40	45	54,805

			253,200

TOTAL MUNICIPAL BONDS (cost $363,100)			366,734

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.3%
United States
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
4.313%(cc)	04/25/35	897	906,144
Alternative Loan Trust,
Series 2004-24CB, Class 2A1
5.000%	11/25/19	37	37,301
Series 2004-25CB, Class A1
6.000%	12/25/34	1,307	1,292,150
Series 2004-27CB, Class A1
6.000%	12/25/34	500	492,468
Series 2004-32CB, Class 2A5
5.500%	02/25/35	386	382,648
Series 2005-21CB, Class A17
6.000%	06/25/35	762	720,351
Series 2005-64CB, Class 1A15
5.500%	12/25/35	1,330	1,283,356
Series 2005-J1, Class 6A1
5.000%	02/25/20	89	89,238
Series 2005-J3, Class 3A1
6.500%	09/25/34	51	49,281
Banc of America Alternative Loan Trust,
Series 2006-5, Class 3A1
6.000%	06/25/46	91	89,822
BCAP LLC Trust,
Series 2007-AA2, Class 2A12
5.500%	04/25/37	1,518	1,178,958
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 11A
4.250%(cc)	05/25/34	370	385,955
Series 2004-9, Class 22A1
4.715%(cc)	11/25/34	242	244,238
Series 2005-6, Class 1A1
4.443%(cc)	08/25/35	235	211,467
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A2, 1 Month LIBOR + 0.400%
2.906%(c)	10/25/34	209	177,111
Series 2005-AC6, Class 1A2, IO, 1 Month LIBOR x (1) + 5.000%
2.494%(c)	09/25/35	1,669	108,728
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC1, Class A2, 1 Month LIBOR + 0.500%
3.006%(c)	03/25/34	368	357,542

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Citigroup Mortgage Loan Trust,
Series 2003-1, Class 3A5
5.250%	09/25/33	328	$324,882
Series 2006-4, Class 2A1A
6.000%	12/25/35	1,131	1,115,232
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%
4.820%(c)	10/25/35	476	480,992
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-09, Class A7
5.250%	06/25/34	179	179,168
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680%
3.186%(c)	02/25/35	348	340,522
Series 2004-J3, Class A7
5.500%	05/25/34	94	94,558
Series 2005-31, Class 3A1
3.887%(cc)	01/25/36	686	670,717
Series 2005-HYB1, Class 4A1
3.699%(cc)	03/25/35	249	238,028
Series 2005-HYB3, Class 2A2A
3.790%(cc)	06/20/35	1,136	1,139,714
Series 2006-10, Class 1A11
5.850%	05/25/36	119	95,228
Series 2006-15, Class A1
6.250%	10/25/36	164	131,884
Series 2006-18, Class 2A7
6.000%	12/25/36	231	194,185
Series 2006-HYB1, Class 2A2C
3.656%(cc)	03/20/36	752	683,471
Series 2006-HYB2, Class 2A1B
3.790%(cc)	04/20/36	1,320	1,204,506
Series 2007-2, Class A16
6.000%	03/25/37	652	512,284
Series 2007-9, Class A11
5.750%	07/25/37	1,078	892,678
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2005-10, Class 01A1
5.000%	11/25/20	133	92,846
Series 2005-10, Class 12A1
5.250%	11/25/20	7	6,231
Ellington Financial Mortgage Trust,
Series 2018-1, Class A1FX, 144A
4.140%(cc)	10/25/58	1,454	1,452,477
Fannie Mae Connecticut Avenue Securities,
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250%
4.756%(c)	07/25/30	2,000	1,952,953
Series 2018-C05, Class 1M2, 1 Month LIBOR + 2.350%
4.856%(c)	01/25/31	750	731,017
Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000%
4.506%(c)	03/25/31	1,500	1,441,089
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	165	192,258
Series 2002-T19, Class A2
7.000%	07/25/42	282	317,615
Fannie Mae Interest Strip,

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 417, Class C11, IO
2.500%	02/25/28	1,971	$137,722
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	735	789,689
Series 2003-W10, Class 3A5
4.299%	06/25/43	467	478,551
Series 2004-W11, Class 1A1
6.000%	05/25/44	451	510,280
Series 2004-W11, Class 1PO, PO
6.610%(s)	05/25/44	343	259,420
Series 2004-W12, Class 1A2
6.500%	07/25/44	285	320,977
Series 2004-W12, Class 1PO, PO
3.540%(s)	07/25/44	461	392,727
Series 2009-W1, Class A
6.000%	12/25/49	197	219,067
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	208	227,906
Series 2003-49, Class YC
4.000%	06/25/23	105	105,691
Series 2003-78, Class B
5.000%	08/25/23	276	283,467
Series 2004-35, Class AZ
4.500%	05/25/34	422	439,584
Series 2004-70, Class EB
5.000%	10/25/24	44	44,668
Series 2006-008, Class FH, 1 Month LIBOR + 0.250%
2.756%(c)	03/25/36	556	551,872
Series 2006-044, Class P, PO
3.660%(s)	12/25/33	44	37,674
Series 2006-077, Class PC
6.500%	08/25/36	73	80,388
Series 2006-118, Class A2, 1 Month LIBOR + 0.060%
2.375%(c)	12/25/36	55	53,899
Series 2007-109, Class YI, IO, 1 Month LIBOR x (1) + 6.450%
3.944%(c)	12/25/37	515	67,399
Series 2008-85, Class EB
5.000%	09/25/28	43	44,616
Series 2010-10, Class NT
5.000%	02/25/40	1,444	1,557,761
Series 2011-52, Class GB
5.000%	06/25/41	418	450,461
Series 2011-84, Class PZ
5.250%	09/25/41	441	504,126
Series 2012-13, Class JP
4.500%	02/25/42	162	166,281
Series 2012-16, Class GC
2.500%	11/25/41	2,100	2,038,385
Series 2012-79, Class TP
6.500%	07/25/42	122	134,019
Series 2013-04, Class AJ
3.500%	02/25/43	465	472,299
Series 2013-13, Class IK, IO
2.500%	03/25/28	1,468	108,687

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2013-133, Class NA
3.000%	05/25/36	474	$471,769
Series 2013-31, Class NC
3.000%	04/25/43	554	541,622
Series 2013-83, Class CA
3.500%	10/25/37	299	301,804
Series 2014-3, Class AM
2.500%	01/25/32	255	251,545
Series 2014-67, Class GA
3.000%	10/25/39	428	427,477
Series 2016-05, Class KB
2.500%	02/25/46	680	601,415
Series 2016-25, Class FL, 1 Month LIBOR + 0.500%
3.006%(c)	05/25/46	1,643	1,647,344
Series 2016-38, Class NA
3.000%	01/25/46	1,592	1,578,816
Series 2016-59, Class CA
3.500%	09/25/43	1,021	1,037,347
Series 2016-64, Class FA, 1 Month LIBOR + 0.500%
3.006%(c)	09/25/46	1,233	1,243,797
Series 2016-95, Class UH
3.500%	02/25/45	1,930	1,964,037
Series 2017-14, Class DA
3.000%	02/25/45	1,029	1,016,963
Series 2017-41, Class ME
3.000%	05/25/53	10,511	10,480,411
Fannie Mae Trust,
Series 2003-W3, Class 2A5
5.356%	06/25/42	205	221,049
Series 2003-W6, Class 1A41
5.398%	10/25/42	397	428,106
Series 2003-W6, Class F, 1 Month LIBOR + 0.350%
2.665%(c)	09/25/42	443	441,067
Series 2004-W1, Class 1A7
5.681%	11/25/43	732	793,945
Series 2004-W9, Class 1PO, PO
3.940%(s)	02/25/44	450	377,730
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 4A1
4.461%(cc)	02/25/35	228	226,441
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	589	655,364
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	194	209,433
Series 2768, Class PK
5.000%	03/15/34	117	123,853
Series 2846, Class GB
5.000%	08/15/24	337	348,296
Series 2877, Class PB
5.500%	10/15/34	731	782,037
Series 2902, Class QG
5.500%	12/15/34	141	153,208
Series 3158, Class NE
5.500%	05/15/36	166	181,592
Series 3187, Class Z

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
5.000%	07/15/36	307	$326,063
Series 3443, Class PT
6.500%	03/15/37	493	544,560
Series 3703, Class DY
4.000%	08/15/30	1,092	1,129,030
Series 3704, Class DC
4.000%	11/15/36	122	124,146
Series 3737, Class PA
2.000%	04/15/40	500	493,697
Series 3816, Class HN
4.500%	01/15/41	485	516,950
Series 3819, Class JP
4.000%	08/15/39	30	29,504
Series 3827, Class BM
5.500%	08/15/39	269	276,532
Series 3829, Class BE
3.500%	03/15/26	1,000	1,021,632
Series 3895, Class BF, 1 Month LIBOR + 0.500%
2.955%(c)	07/15/41	284	287,407
Series 3920, Class LP
5.000%	01/15/34	258	278,524
Series 4054, Class HI, IO
3.000%	05/15/26	1,325	66,902
Series 4168, Class JA
3.500%	02/15/43	101	100,874
Series 4199, Class FB, 1 Month LIBOR + 0.300%
2.755%(c)	05/15/40	5,956	5,974,401
Series 4279, Class JA
3.000%	02/15/37	466	467,112
Series 4304, Class DW
2.500%	12/15/27	3,000	2,867,504
Series 4374, Class NC
3.750%	02/15/46	393	397,010
Series 4454, Class DA
3.000%	01/15/41	434	431,173
Series 4471, Class JB
3.500%	09/15/43	1,802	1,815,000
Series 4494, Class KA
3.750%	10/15/42	5,220	5,329,887
Series 4565, Class DM
3.000%	02/15/42	711	712,406
Series 4566, Class CA
3.000%	01/15/43	518	517,557
Series 4631, Class G
2.500%	07/15/45	937	911,428
Series 4648, Class FA, 1 Month LIBOR + 0.500%
2.955%(c)	01/15/47	5,724	5,726,417
Series 4685, Class PA
3.000%	11/15/44	3,597	3,592,640
Series 4735, Class FB, 1 Month LIBOR + 0.350%
2.805%(c)	12/15/47	4,291	4,296,968
Series 4764, Class NK
3.500%	09/15/43	6,039	6,134,615
Series 4800, Class PA
3.500%	07/15/43	2,112	2,140,759
Freddie Mac Strips,
Series 263, Class F5, 1 Month LIBOR + 0.500%

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
2.955%(c)	06/15/42	259	$261,045
Series 279, Class 35
3.500%	09/15/42	635	641,020
Series 304, Class C32, IO
3.000%	12/15/27	1,026	70,074
Freddie Mac Structured Pass-Through Certificates,
Series T-48, Class 1A4
5.538%	07/25/33	533	571,718
Fremont Home Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.825%
3.331%(c)	01/25/34	1,290	1,268,839
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	329	341,134
Series 2004-19, Class KE
5.000%	03/16/34	641	687,080
Series 2005-3, Class QB
5.000%	01/16/35	239	253,054
Series 2008-38, Class BG
5.000%	05/16/38	333	360,809
Series 2011-22, Class WA
5.881%(cc)	02/20/37	272	301,778
Series 2012-80, Class IB, IO, 1 Month LIBOR x (1) + 6.800%
0.300%(c)	10/20/39	6,435	30,639
Series 2012-H24, Class FG, 1 Month LIBOR + 0.430%
2.744%(c)	04/20/60	69	69,093
Series 2012-H31, Class FD, 1 Month LIBOR + 0.340%
2.654%(c)	12/20/62	634	633,257
Series 2013-H04, Class BA
1.650%	02/20/63	498	490,699
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400%
2.714%(c)	02/20/62	66	65,558
Series 2017-162, Class PL
3.000%	10/20/47	1,320	1,215,779
Series 2017-H23, Class FA, 1 Month LIBOR + 0.480%
2.794%(c)	10/20/67	1,619	1,624,651
Series 2018-66, Class WA
5.528%(cc)	04/20/48	1,772	1,942,107
GSR Mortgage Loan Trust,
Series 2004-14, Class 5A1
4.530%(cc)	12/25/34	232	235,942
Homeward Opportunities Fund I Trust,
Series 2018-2, Class A1, 144A
3.985%(cc)	11/25/58^	3,000	2,999,930
Impac CMB Trust,
Series 2004-4, Class 1A2, 1 Month LIBOR + 0.620%
3.126%(c)	09/25/34	936	927,213
Series 2004-5, Class 1M3, 1 Month LIBOR + 0.945%
3.451%(c)	10/25/34	202	192,128
Series 2004-9, Class 1A1, 1 Month LIBOR + 0.760%
3.266%(c)	01/25/35	824	811,471
Series 2004-10, Class 3A1, 1 Month LIBOR + 0.700%
3.206%(c)	03/25/35	560	521,071
Series 2005-4, Class 1A1A, 1 Month LIBOR + 0.540%
3.046%(c)	05/25/35	226	220,478
Series 2005-8, Class 1AM, 1 Month LIBOR + 0.700%

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
3.206%(c)	02/25/36	1,245	$1,175,732
Series 2007-A, Class M3, 1 Month LIBOR + 2.250%, 144A
4.756%(c)	05/25/37	976	921,851
JPMorgan Alternative Loan Trust,
Series 2007-A2, Class 12A3, 1 Month LIBOR + 0.190%
2.696%(c)	06/25/37	493	488,905
JPMorgan Mortgage Trust,
Series 2004-A6, Class 3A3
4.423%(cc)	12/25/34	196	195,936
Series 2005-A3, Class 4A1
4.714%(cc)	06/25/35	125	125,614
Series 2005-A8, Class 2A3
4.220%(cc)	11/25/35	216	210,251
Series 2006-S2, Class 2A1
5.000%	06/25/21	23	21,180
Series 2007-A1, Class 3A2
4.101%(cc)	07/25/35	519	525,887
Series 2007-S3, Class 2A3
6.000%	08/25/22	138	127,492
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A7
4.438%(cc)	11/21/34	169	173,146
MASTR Alternative Loan Trust,
Series 2004-6, Class 8A1
5.500%	07/25/34	730	743,042
Series 2005-3, Class 4A1
5.500%	03/25/20	21	20,658
Series 2005-6, Class 1A2
5.500%	12/25/35	454	423,924
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	152	153,231
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1, 1 Month LIBOR + 0.780%
3.286%(c)	03/25/28	185	183,514
Series 2003-F, Class A1, 1 Month LIBOR + 0.640%
3.146%(c)	10/25/28	200	197,081
Series 2004-B, Class A1, 1 Month LIBOR + 0.500%
3.006%(c)	05/25/29	180	175,003
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A5
4.173%(cc)	07/25/34	118	117,179
Series 2004-5AR, Class 4A
4.307%(cc)	07/25/34	324	317,648
Series 2006-7, Class 1A
5.000%	06/25/21	86	74,153
MortgageIT Trust,
Series 2005-2, Class 1A2, 1 Month LIBOR + 0.660%
3.166%(c)	05/25/35	319	314,167
New Residential Mortgage Loan Trust,
Series 2018-NQM1, Class A1, 144A
3.986%(cc)	11/25/48	485	492,053
Opteum Mortgage Acceptance Corp. Trust,
Series 2006-1, Class 1APT, 1 Month LIBOR + 0.210%
2.716%(c)	04/25/36	202	186,724
RALI Series 2006-QH1 Trust,
Series 2006-QH1, Class A1, 1 Month LIBOR + 0.190%

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
2.696%(c)	12/25/36	2,075	$1,995,792
Residential Asset Securitization Trust,
Series 2004-A3, Class A7
5.250%	06/25/34	262	265,763
Residential Funding Mortgage Securities I,
Series 2005-S9, Class A5
5.750%	12/25/35	169	156,063
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1, 1 Month LIBOR + 0.200%
2.670%(c)	07/20/36	522	496,139
Series 2018-2, Class A4, 144A
3.500%(cc)	02/25/48	1,386	1,372,025
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 9A
4.278%(cc)	09/25/34	457	459,084
Series 2004-8, Class 3A
4.312%(cc)	07/25/34	337	333,493
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370%
2.876%(c)	07/25/34	325	323,747
Structured Asset Mortgage Investments II Trust,
Series 2003-AR4, Class A1, 1 Month LIBOR + 0.700%
3.170%(c)	01/19/34	503	488,476
Series 2004-AR1, Class 1A1, 1 Month LIBOR + 0.700%
3.170%(c)	03/19/34	537	527,906
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
4.343%(cc)	09/25/33	302	303,403
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR10, Class A3, 1 Month LIBOR + 0.550%
3.056%(c)	07/25/44	1,607	1,613,665
Series 2005-AR3, Class A2
3.672%(cc)	03/25/35	387	390,450
Series 2005-AR7, Class A3
4.087%(cc)	08/25/35	199	200,097
Series 2005-AR8, Class 2AB2, 1 Month LIBOR + 0.840%
3.346%(c)	07/25/45	1,902	1,903,838
Series 2006-AR17, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.810%
2.863%(c)	12/25/46	994	973,918
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-G, Class A1
4.466%(cc)	06/25/33	627	633,135
Series 2003-H, Class A1
4.722%(cc)	09/25/33	63	63,917
Series 2003-N, Class 2A1
4.749%(cc)	12/25/33	244	244,859
Series 2004-DD, Class 2A6
4.717%(cc)	01/25/35	431	444,096
Series 2004-R, Class 2A1
4.730%(cc)	09/25/34	140	144,805
Series 2004-W, Class A1
4.848%(cc)	11/25/34	276	277,957
Series 2005-AR4, Class 2A2
4.252%(cc)	04/25/35	147	147,908
Series 2006-2, Class 1A12
5.750%	03/25/36	204	197,263
Series 2006-AR6, Class 7A1

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
4.768%(cc)	03/25/36	274	$277,717
Series 2007-2, Class 3A5
5.250%	03/25/37	87	88,913
Series 2007-7, Class A43, 1 Month LIBOR + 0.500%
3.006%(c)	06/25/37	55	46,908

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $145,150,365)			144,458,350

SOVEREIGN BONDS — 0.0%
Mexico
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.750%	01/11/28	999	935,074
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110	50	47,000
Sr. Unsec’d. Notes, MTN
3.625%	03/15/22	100	98,892

TOTAL SOVEREIGN BONDS (cost $1,152,193)			1,080,966

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.6%
Fannie Mae Principal Strip, Notes, MTN
3.391%(s)	05/15/30	900	622,967
Federal Home Loan Mortgage Corp.
2.500%	07/01/32	3,893	3,801,631
2.500%	01/01/33	3,914	3,821,844
3.000%	11/01/32	1,111	1,107,135
3.000%	11/01/42	1,026	1,007,690
3.500%	03/01/32	664	676,506
3.500%	03/01/32	226	226,683
3.500%	11/01/47	1,451	1,457,291
4.000%	02/01/26	233	238,676
4.000%	09/01/42	1,244	1,276,632
4.000%	10/01/42	547	560,820
4.500%	09/01/24	64	65,384
4.500%	08/01/30	233	243,255
4.500%	03/01/44	916	960,145
4.500%	11/01/45	1,084	1,128,232
4.500%	04/01/47	836	868,284
4.500%	05/01/47	1,155	1,201,745
4.500%	05/01/47	422	438,742
4.500%	07/01/47	916	972,738
5.000%	04/01/22	49	50,385
5.000%	07/01/23	147	152,906
5.000%	10/01/23	64	67,315
5.000%	11/01/23	22	22,493
5.000%	06/01/30	177	185,305
5.000%	11/01/33	1,811	1,922,599
5.000%	10/01/40	526	557,675
5.500%	06/01/23	78	80,277
5.500%	12/01/24	85	87,264
5.500%	04/01/27	62	65,460
5.500%	06/01/35	137	147,885
5.500%	06/01/37	51	54,209
7.000%	11/01/37	154	177,584

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
1.828%(s)	10/09/19	1,500	$1,468,768
2.090%	11/01/22	872	852,507
2.330%	01/01/23	924	910,371
2.340%	12/01/22	986	969,882
2.340%	12/01/22	888	875,387
2.350%	05/01/23	850	837,737
2.370%	12/01/22	757	746,384
2.450%	04/01/23	911	900,730
2.570%	03/01/23	1,099	1,092,189
2.590%	10/01/28	1,400	1,319,799
2.619%	12/01/22	636	630,369
2.710%	11/01/28	1,300	1,225,419
2.780%	03/01/26	1,625	1,598,183
2.870%	02/01/32	660	611,313
2.960%	04/01/22	878	882,221
2.990%	07/01/29	2,000	1,925,228
3.000%	06/01/43	1,159	1,139,350
3.010%	04/01/28	3,132	3,042,611
3.030%	12/01/21	1,474	1,482,854
3.060%	08/01/32	1,160	1,090,209
3.070%	08/01/29	1,967	1,908,908
3.070%	12/01/31	3,864	3,715,319
3.080%	12/01/29	1,230	1,180,493
3.120%	07/01/29	2,000	1,948,536
3.190%	06/01/29	3,968	3,897,517
3.190%	02/01/30	420	405,416
3.210%	03/01/29	4,000	3,930,720
3.240%	01/01/33	960	916,275
3.250%	02/01/30	5,130	5,051,988
3.270%	01/01/27	1,784	1,809,245
3.280%	02/01/29	2,000	1,978,661
3.340%	11/01/30	429	426,705
3.430%	06/01/26	929	945,924
3.480%	01/01/31	2,400	2,403,636
3.500%	02/01/26	3,503	3,545,499
3.500%	08/01/32	553	563,085
3.500%	10/01/32	678	688,701
3.500%	11/01/32	528	536,498
3.500%	03/01/33	639	648,574
3.500%	04/01/33	792	804,509
3.500%	04/01/33	718	722,772
3.500%	05/01/33	788	800,394
3.500%	03/01/38	1,743	1,762,705
3.500%	09/01/42	763	767,384
3.500%	10/01/42	742	746,130
3.500%	01/01/43	871	875,768
3.500%	06/01/43	824	830,135
3.500%	06/01/43	729	732,873
3.500%	07/01/43	1,747	1,760,293
3.500%	07/01/43	739	742,967
3.500%	01/01/44	1,142	1,148,705
3.550%	04/01/30	460	460,670
3.817%	05/01/22	726	743,123
3.885%	08/01/25	1,129	1,178,798
4.000%	06/01/32	855	881,287
4.000%	06/01/33	490	505,038
4.000%	07/01/42	668	685,184

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/43	922	$945,359
4.000%	07/01/43	888	910,845
4.000%	09/01/43	2,942	3,017,864
4.000%	06/01/47	2,128	2,174,580
4.000%	06/01/47	962	985,989
4.000%	06/01/47	922	945,765
4.000%	03/01/48	4,966	5,063,425
4.000%	06/01/48	1,819	1,859,011
4.381%	06/01/21	575	593,722
4.500%	06/01/26	346	355,312
4.500%	09/01/26	103	105,899
4.500%	04/01/44	771	805,755
4.500%	03/01/47	2,526	2,645,402
4.500%	04/01/47	972	1,020,205
4.500%	05/01/48	1,289	1,347,367
4.630%	01/01/21	538	556,479
4.762%	08/01/26	1,261	1,366,892
5.000%	05/01/23	79	83,148
5.000%	06/01/23	96	98,186
5.000%	01/01/26	258	262,376
5.000%	12/01/29	161	169,148
5.000%	10/01/39	353	375,314
5.000%	01/01/40	1,727	1,850,004
5.000%	07/01/41	318	335,819
5.000%	01/01/44	1,405	1,478,938
5.000%	09/01/48	2,142	2,266,233
5.000%	10/01/48	2,475	2,595,273
5.500%	07/01/21	135	137,426
5.500%	01/01/22	33	33,647
5.500%	01/01/26	35	37,495
5.500%	06/01/26	31	32,925
5.500%	05/01/28	125	131,980
5.500%	05/01/33	220	237,117
5.500%	06/01/33	132	139,529
5.500%	10/01/33	126	135,553
5.500%	01/01/34	365	391,144
5.500%	02/01/35	162	174,832
5.500%	04/01/36	94	99,212
5.500%	04/01/37	213	228,148
5.500%	02/01/42	734	789,678
6.000%	10/01/22	180	185,776
6.000%	10/01/27	139	149,666
6.000%	11/01/27	112	120,339
6.000%	03/01/34	268	292,574
6.000%	12/01/37	10	10,122
6.000%	04/01/39	462	503,866
7.000%	01/01/39	191	227,469
7.500%	10/01/35	318	367,224
Government National Mortgage Assoc.
4.500%	06/20/25	130	135,588
4.500%	11/15/39	449	468,742
5.000%	04/15/25	917	975,456
5.000%	11/15/39	1,305	1,383,226
5.000%	11/20/48	5,530	5,764,402
6.000%	01/15/40	578	620,967
Residual Funding Corp. Principal Strip, Bonds
2.745%(s)	01/15/30	600	423,025
Tennessee Valley Authority, Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.875%	01/15/48		520	$637,809
5.880%	04/01/36		150	195,290
Tennessee Valley Authority Generic Strip, Bonds
3.196%(s)	04/01/26		1,500	1,197,719
3.276%(s)	06/15/27		3,167	2,413,135
Tennessee Valley Authority Principal Strip, Bonds
3.840%(s)	06/15/35		775	425,990

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $155,719,982)				153,781,084

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds
2.500%	05/15/46		6,500	5,861,934
2.875%	05/15/43		1,700	1,659,559
2.875%	08/15/45		800	779,188
3.125%	05/15/48		180	183,417
3.625%	02/15/44		6,030	6,679,638
3.750%	11/15/43		7,481	8,449,147
4.500%	02/15/36		1,163	1,433,488
4.500%	08/15/39		2,000	2,492,344
5.375%	02/15/31		31	39,639
5.500%	08/15/28		1,600	1,976,625
U.S. Treasury Notes
1.125%	01/31/19	(k)	40,716	40,677,054
1.375%	05/31/20		4,000	3,935,469
1.375%	01/31/21		150	146,561
1.500%	02/28/19		5,000	4,992,844
1.625%	08/31/22		1,500	1,455,000
1.750%	05/15/23		2,513	2,435,058
1.875%	08/31/24		420	405,316
2.000%	06/30/24		873	848,924
2.125%	02/29/24		80	78,466
2.125%	05/15/25		4,300	4,184,438
2.500%	05/31/20		323	322,710
2.500%	05/15/24		250	249,541
2.625%	05/15/21		555	556,978
2.750%	08/15/21		10,000	10,067,578
2.750%	11/15/23		6,000	6,065,625
2.875%	05/31/25		1,116	1,135,225
2.875%	05/15/28		152	154,130
3.625%	02/15/20		21,000	21,228,047
U.S. Treasury Strips Coupon
1.499%(s)	05/15/21		3,000	2,826,942
1.508%(s)	08/15/20		1,150	1,103,582
1.695%(s)	05/15/26		3,000	2,463,773
2.255%(s)	11/15/22		400	362,643
2.310%(s)	08/15/32		390	263,401
2.496%(s)	11/15/30		400	284,902
3.938%(s)	11/15/31		465	321,140
U.S. Treasury Strips Principal
2.929%(s)	11/15/41		7,500	3,769,543

TOTAL U.S. TREASURY OBLIGATIONS (cost $139,985,766)				139,889,869

TOTAL LONG-TERM INVESTMENTS (cost $2,539,016,880)				2,485,327,538

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

SHORT-TERM INVESTMENTS — 12.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	218,404,229	$218,404,229
PGIM Institutional Money Market Fund (cost $119,924,937; includes $119,654,451 of cash collateral for securities on loan)(b)(w)	119,921,077	119,909,086

TOTAL SHORT-TERM INVESTMENTS (cost $338,329,166)		338,313,315

TOTAL INVESTMENTS — 102.6% (cost $2,877,346,046)		2,823,640,853
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.6)%		(71,531,825)

NET ASSETS — 100.0%		$2,752,109,028

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,248,636 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $117,195,817; cash collateral of $119,654,451 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2018.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,958	5 Year U.S. Treasury Notes	Mar. 2019	$224,558,125	$3,012,367
1,712	10 Year U.S. Treasury Notes	Mar. 2019	208,890,750	2,127,586
833	Japanese Yen Currency	Mar. 2019	95,493,038	3,071,338
1,609	Mini MSCI EAFE Index	Mar. 2019	138,052,200	(3,690,750)
974	S&P 500 E-Mini Index	Mar. 2019	122,003,240	(4,786,620)
384	S&P Mid Cap 400 E-Mini Index	Mar. 2019	63,828,480	(3,822,720)

				(4,088,799)

Short Positions:
511	10 Year Euro-Bund	Mar. 2019	95,749,195	(638,172)
298	ASX SPI 200 Index	Mar. 2019	29,180,806	(216,288)
1,636	Euro STOXX 50 Index	Mar. 2019	55,746,102	1,971,402
182	Hang Seng China Enterprises Index	Jan. 2019	30,045,514	(703,773)
434	Mini MSCI Emerging Markets Index	Mar. 2019	20,979,560	438,780
5,488	MSCI Europe Index	Mar. 2019	120,978,838	2,093,864
152	Russell 2000 E-Mini Index	Mar. 2019	10,252,400	660,798
228	S&P/TSX 60 Index	Mar. 2019	28,635,277	856,765

				4,463,376

				$374,577

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/07/19	Toronto-Dominion Bank	GBP	588	$744,861	$749,334	$4,473	$—
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	GBP	30,841	39,957,366	39,345,061	—	(612,305)
Expiring 01/17/19	Citibank, N.A.	GBP	581	748,250	740,622	—	(7,628)
Danish Krone,
Expiring 01/17/19	State Street Bank and Trust Company	DKK	2,318	354,779	356,260	1,481	—
Euro,
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	EUR	2,500	2,854,973	2,868,698	13,725	—
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	EUR	1,147	1,317,873	1,316,272	—	(1,601)
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	EUR	942	1,082,707	1,080,891	—	(1,816)
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	EUR	539	613,508	617,896	4,388	—
Expiring 01/17/19	Citibank, N.A.	EUR	6,192	7,068,108	7,104,872	36,764	—
Expiring 01/17/19	Citibank, N.A.	EUR	780	889,534	894,608	5,074	—
Expiring 01/17/19	Citibank, N.A.	EUR	683	782,912	783,154	242	—
Expiring 01/17/19	Royal Bank of Scotland PLC	EUR	1,439	1,644,834	1,651,721	6,887	—
Expiring 01/17/19	State Street Bank and Trust Company	EUR	628	716,664	720,809	4,145	—
Expiring 01/17/19	Toronto-Dominion Bank	EUR	4,870	5,560,081	5,588,547	28,466	—
Expiring 01/17/19	Toronto-Dominion Bank	EUR	1,194	1,366,516	1,369,590	3,074	—
Japanese Yen,
Expiring 01/07/19	Royal Bank of Scotland PLC	JPY	36,874	331,912	336,619	4,707	—
Expiring 01/07/19	Royal Bank of Scotland PLC	JPY	19,839	178,736	181,105	2,369	—
Norwegian Krone,
Expiring 01/17/19	Toronto-Dominion Bank	NOK	1,757	206,670	203,384	—	(3,286)
Swedish Krona,
Expiring 01/07/19	Royal Bank of Scotland PLC	SEK	542	60,018	61,162	1,144	—
Expiring 01/07/19	Toronto-Dominion Bank	SEK	1,117	123,536	126,106	2,570	—
Expiring 01/07/19	Toronto-Dominion Bank	SEK	1,116	123,013	126,022	3,009	—
Expiring 01/17/19	Citibank, N.A.	SEK	4,829	533,681	545,628	11,947	—
Expiring 01/17/19	Citibank, N.A.	SEK	2,747	306,941	310,427	3,486	—
Expiring 01/17/19	Citibank, N.A.	SEK	2,638	293,392	298,090	4,698	—
Expiring 01/17/19	Toronto-Dominion Bank	SEK	6,989	777,531	789,741	12,210	—
Expiring 01/17/19	Toronto-Dominion Bank	SEK	5,654	625,623	638,902	13,279	—
Swiss Franc,
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	CHF	630	628,048	641,838	13,790	—
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	CHF	271	273,794	276,495	2,701	—
Expiring 01/17/19	Royal Bank of Scotland PLC	CHF	1,034	1,039,927	1,053,976	14,049	—
Expiring 01/17/19	Toronto-Dominion Bank	CHF	2,460	2,481,842	2,506,989	25,147	—
Expiring 01/17/19	Toronto-Dominion Bank	CHF	564	569,798	574,375	4,577	—

				$74,257,428	$73,859,194	228,402	(626,636)

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/07/19	State Street Bank and Trust Company	GBP	4,416	$5,648,869	$5,630,246	$18,623	$—
Expiring 01/17/19	Citibank, N.A.	GBP	672	851,026	857,304	—	(6,278)
Danish Krone,
Expiring 01/17/19	Toronto-Dominion Bank	DKK	5,714	868,402	878,181	—	(9,779)
Euro,
Expiring 01/07/19	Australia and New Zealand Banking Group Limited	EUR	879	1,003,007	1,008,033	—	(5,026)
Expiring 01/07/19	State Street Bank and Trust Company	EUR	2,824	3,219,684	3,237,661	—	(17,977)
Expiring 01/07/19	State Street Bank and Trust Company	EUR	1,387	1,569,296	1,590,263	—	(20,967)
Expiring 01/07/19	Toronto-Dominion Bank	EUR	14,641	16,649,291	16,785,832	—	(136,541)
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	EUR	2,000	2,274,226	2,294,957	—	(20,731)
Expiring 01/17/19	Australia and New Zealand Banking Group Limited	EUR	566	643,745	648,971	—	(5,226)
Expiring 01/17/19	State Street Bank and Trust Company	EUR	127,959	145,285,936	146,829,911	—	(1,543,975)
Expiring 01/17/19	State Street Bank and Trust Company	EUR	545	617,325	624,808	—	(7,483)
Hong Kong Dollar,
Expiring 01/07/19	Australia and New Zealand Banking Group Limited	HKD	11,477	1,467,877	1,466,013	1,864	—
Expiring 01/07/19	Australia and New Zealand Banking Group Limited	HKD	7,428	950,883	948,741	2,142	—
Expiring 01/07/19	Citibank, N.A.	HKD	2,903	371,516	370,746	770	—
Expiring 01/07/19	Citibank, N.A.	HKD	1,945	248,967	248,442	525	—
Expiring 01/07/19	Royal Bank of Scotland PLC	HKD	1,955	250,277	249,719	558	—
Expiring 01/07/19	State Street Bank and Trust Company	HKD	6,580	842,072	840,487	1,585	—
Japanese Yen,
Expiring 01/07/19	Australia and New Zealand Banking Group Limited	JPY	77,272	683,860	705,409	—	(21,549)
Expiring 01/07/19	State Street Bank and Trust Company	JPY	1,013,259	8,957,869	9,249,951	—	(292,082)
Expiring 01/07/19	State Street Bank and Trust Company	JPY	27,605	243,500	252,000	—	(8,500)
Expiring 02/05/19	Australia and New Zealand Banking Group Limited	JPY	1,061,423	9,608,029	9,712,192	—	(104,163)
Norwegian Krone,
Expiring 01/17/19	Royal Bank of Scotland PLC	NOK	1,757	205,265	203,384	1,881	—
Singapore Dollar,
Expiring 01/07/19	Australia and New Zealand Banking Group Limited	SGD	804	585,285	590,183	—	(4,898)
Swedish Krona,
Expiring 01/07/19	Citibank, N.A.	SEK	2,775	307,045	313,290	—	(6,245)
Expiring 01/17/19	Citibank, N.A.	SEK	9,956	1,099,069	1,124,964	—	(25,895)
Expiring 01/17/19	Citibank, N.A.	SEK	7,247	796,758	818,922	—	(22,164)
Expiring 01/17/19	Toronto-Dominion Bank	SEK	4,917	544,936	555,571	—	(10,635)
Swiss Franc,
Expiring 01/07/19	State Street Bank and Trust Company	CHF	946	951,416	962,589	—	(11,173)
Expiring 01/17/19	Citibank, N.A.	CHF	1,362	1,376,998	1,387,704	—	(10,706)

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 01/17/19	Royal Bank of Scotland PLC	CHF	1,108	$1,120,038	$1,128,967	$—	$(8,929)
Expiring 01/17/19	Toronto-Dominion Bank	CHF	5,779	5,761,563	5,888,847	—	(127,284)
Expiring 02/05/19	Citibank, N.A.	CHF	946	962,797	967,434	—	(4,637)

				$215,966,827	$218,371,722	27,948	(2,432,843)

						$256,350	$(3,059,479)

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
01/17/19	Buy	EUR	3,057	GBP	2,726	$30,443	$—	Royal Bank of Scotland PLC
01/17/19	Buy	EUR	1,404	CHF	1,592	—	(11,527)	Toronto-Dominion Bank

						$30,443	$(11,527)

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Ashtead Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	53	$(331,876)	—	$(331,876)
BP PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	282	(269,966)	—	(269,966)
BT Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	400	(105,694)	—	(105,694)
Burford Capital Ltd.(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	49	3,064	—	3,064
Centrica PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	613	(126,537)	—	(126,537)
Diageo PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	20	(2,616)	—	(2,616)
GlaxoSmithKline PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	171	(2,866)	—	(2,866)
Hikma Pharmaceuticals PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	63	(85,609)	—	(85,609)
HSBC Holdings PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	214	(44,647)	—	(44,647)
Imperial Brands PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	49	(211,007)	—	(211,007)
Pearson PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	133	173,037	—	173,037
Persimmon PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	26	(114,211)	—	(114,211)
Rio Tinto PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	61	13,922	—	13,922
Rolls-Royce Holdings PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	7,470	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Taylor Wimpey PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	359	$(122,191)	—	$(122,191)

						$(1,227,197)	$—	$(1,227,197)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$190,023	$(1,417,220)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$14,682,442	$33,483,941

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$1,453,707	$—	$—
Australia	—	11,411,089	—
Austria	—	1,087,420	—
Belgium	—	3,461,234	—
Brazil	15,558,997	—	—
Canada	10,113,891	—	—
Chile	1,360,603	—	—
China	12,484,312	39,363,264	—
Colombia	294,780	—	—
Czech Republic	—	405,599	—
Denmark	—	8,027,636	—
Finland	—	5,475,468	—
France	—	59,041,676	—
Germany	—	31,291,223	—
Hong Kong	48,905	16,987,338	—
Hungary	—	1,120,778	—
India	20,795,432	7,347,898	—
Indonesia	—	7,514,161	—
Ireland	245,766	1,003,271	—
Israel	89,405	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Italy	$—	$6,573,028	$—
Japan	—	51,501,014	—
Luxembourg	—	1,080,430	—
Macau	—	3,100,671	—
Malaysia	—	2,471,813	—
Mexico	6,605,487	—	—
Netherlands	893,010	25,373,610	—
New Zealand	—	168,826	—
Norway	—	1,753,425	—
Peru	2,119,830	—	—
Philippines	—	1,295,047	—
Poland	—	1,082,255	—
Qatar	—	211,263	—
Russia	5,686,423	578,442	—
Singapore	—	3,868,110	—
South Africa	—	15,978,875	—
South Korea	6,026,517	16,008,120	—
Spain	—	9,440,828	—
Sweden	18,611	8,845,260	—
Switzerland	—	54,059,330	—
Taiwan	5,628,000	18,805,729	—
Thailand	—	4,336,817	—
Turkey	—	1,025,899	—
United Arab Emirates	—	338,457	—
United Kingdom	325,126	51,890,572	—
United States	923,299,455	2,234,510	389,371
Vietnam	—	3	—
Preferred Stocks
Brazil	2,319,928	—	—
China	7,624,056	—	—
Germany	—	1,825,293	—
United States	18,905,351	—	278,560
Rights
Spain	5,332	—	—
United States	—	—	13,968
Asset-Backed Securities
Cayman Islands	—	1,809,544	—
United States	—	100,299,767	—
Bank Loans
Canada	—	73,923	—
United States	—	2,653,648	1,392,218
Commercial Mortgage-Backed Securities
Cayman Islands	—	2,637,544	—
United States	—	22,527,050	—
Convertible Bonds
Belgium	—	497,476	—
Bermuda	—	1,010,622	—
China	—	12,629,904	—
Cyprus	—	3,327,340	—
France	—	10,303,194	—
Germany	—	13,312,080	174,564
Hong Kong	—	2,510,803	—
Japan	—	10,500,226	—
Netherlands	—	1,480,749	—
Russia	—	798,399	—
Singapore	—	714,615	—
South Africa	—	580,640	—
Switzerland	—	4,459,116	—
Taiwan	—	716,818	—
United Arab Emirates	—	3,170,479	—
United Kingdom	—	2,777,547	—

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Convertible Bonds (continued)
United States	$—	$44,965,155	$—
Corporate Bonds
Australia	—	3,988,705	—
Belgium	—	2,316,593	—
Brazil	—	230,981	—
Canada	—	13,446,388	—
China	—	443,178	—
Denmark	—	538,186	—
Finland	—	1,092,409	—
France	—	2,220,799	—
Germany	—	784,178	—
Hong Kong	—	487,265	—
Ireland	—	1,797,991	—
Italy	—	1,417,630	—
Japan	—	1,293,618	—
Luxembourg	—	5,052,015	—
Mexico	—	2,436,514	—
Netherlands	—	2,451,002	—
New Zealand	—	794,176	—
Norway	—	394,528	—
Singapore	—	289,178	—
South Africa	—	180,972	—
South Korea	—	222,500	—
Spain	—	182,320	—
Sweden	—	603,148	—
Switzerland	—	1,874,797	—
United Arab Emirates	—	321,338	—
United Kingdom	—	7,049,393	—
United States	—	228,546,782	25
Municipal Bonds
California	—	113,534	—
New York	—	253,200	—
Residential Mortgage-Backed Securities
United States	—	141,458,420	2,999,930
Sovereign Bonds
Mexico	—	1,080,966	—
U.S. Government Agency Obligations	—	153,781,084	—
U.S. Treasury Obligations	—	139,889,869	—
Affiliated Mutual Funds	338,313,315	—	—
Other Financial Instruments*
Futures Contracts	374,577	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,803,129)	—
OTC Cross Currency Exchange Contracts	—	18,916	—
OTC Total Return Swap Agreements	—	(1,227,197)	—

Total	$1,380,590,816	$1,434,164,568	$5,248,636

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	12.3%
Residential Mortgage-Backed Securities	6.6
Banks	6.5
U.S. Government Agency Obligations	5.6
U.S. Treasury Obligations	5.1
Pharmaceuticals	3.9
Equity Real Estate Investment Trusts (REITs)	3.6
Software	3.0
Oil, Gas & Consumable Fuels	2.9
Insurance	2.8
Media	2.0
IT Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Interactive Media & Services	1.7
Capital Markets	1.7
Machinery	1.6
Aerospace & Defense	1.5
Internet & Direct Marketing Retail	1.5
Health Care Providers & Services	1.4
Home Equity Loans	1.3
Technology Hardware, Storage & Peripherals	1.3
Beverages	1.3
Specialty Retail	1.3
Automobiles	1.1
Chemicals	1.1
Electric Utilities	1.1
Diversified Telecommunication Services	1.0
Commercial Mortgage-Backed Securities	0.9
Oil & Gas	0.9
Food Products	0.9
Telecommunications	0.9
Textiles, Apparel & Luxury Goods	0.9
Diversified Financial Services	0.8
Entertainment	0.8
Health Care Equipment & Supplies	0.8
Biotechnology	0.8
Internet	0.7
Semiconductors	0.6
Hotels, Restaurants & Leisure	0.6
Food & Staples Retailing	0.6
Containers & Packaging	0.6
Metals & Mining	0.6
Healthcare-Services	0.6
Industrial Conglomerates	0.5
Commercial Services	0.5
Electronic Equipment, Instruments & Components	0.5
Airlines	0.5
Road & Rail	0.5
Real Estate Management & Development	0.5
Pipelines	0.5
Commercial Services & Supplies	0.4
Electric	0.4
Real Estate Investment Trusts (REITs)	0.4
Electrical Equipment	0.4
Other	0.4
Multi-Utilities	0.3
Communications Equipment	0.3

Building Products	0.3%
Personal Products	0.3
Construction & Engineering	0.3
Wireless Telecommunication Services	0.3
Consumer Finance	0.3
Construction Materials	0.3
Life Sciences Tools & Services	0.3
Professional Services	0.2
Household Products	0.2
Multiline Retail	0.2
Retail	0.2
Trading Companies & Distributors	0.2
Foods	0.2
Lodging	0.2
Consumer Loans	0.2
Auto Components	0.2
Real Estate	0.2
Home Furnishings	0.2
Mining	0.2
Health Care Technology	0.2
Auto Parts & Equipment	0.2
Building Materials	0.2
Household Durables	0.2
Computers	0.2
Distributors	0.1
Tobacco	0.1
Apparel	0.1
Packaging & Containers	0.1
Engineering & Construction	0.1
Miscellaneous Manufacturing	0.1
Healthcare-Products	0.1
Auto Manufacturers	0.1
Transportation	0.1
Electronics	0.1
Investment Companies	0.1
Household Products/Wares	0.1
Oil & Gas Services	0.1
Gas	0.1
Coal	0.1
Iron/Steel	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Energy Equipment & Services	0.1
Leisure Time	0.1
Trucking & Leasing	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Machinery-Diversified	0.0	*
Thrifts & Mortgage Finance	0.0	*
Transportation Infrastructure	0.0	*
Sovereign Bonds	0.0	*
Electrical Components & Equipment	0.0	*
Machinery-Construction & Mining	0.0	*
Gas Utilities	0.0	*
Diversified Consumer Services	0.0	*
Metal Fabricate/Hardware	0.0	*
Housewares	0.0	*
Toys/Games/Hobbies	0.0	*
Air Freight & Logistics	0.0	*
Home Builders	0.0	*
Cosmetics/Personal Care	0.0	*
Bank Loans	0.0	*
Environmental Control	0.0	*
Distribution/Wholesale	0.0	*
Forest Products & Paper	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (con’t)
Office/Business Equipment	0.0	%*
Municipal Bonds	0.0	*
Food Service	0.0	*
Private Equity	0.0	*
Energy-Alternate Sources	0.0	*
Manufactured Housing	0.0	*
Agriculture	0.0	*
Savings & Loans	0.0	*
Holding Companies-Diversified	0.0	*
Advertising	0.0	*
Marine	0.0	*

Water	0.0	%*
Oil & Gas Exploration & Production	0.0	*

	102.6
Liabilities in excess of other assets	(2.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$6,021,609	*	Due from/to broker — variation margin futures	$13,220,151	*
Equity contracts	Unaffiliated investments	19,300		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	190,023		Unrealized depreciation on OTC swap agreements	1,417,220
Foreign exchange contracts	Due from/to broker — variation margin futures	3,071,338	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	30,443		Unrealized depreciation on OTC cross currency exchange contracts	11,527
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	256,350		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,059,479
Interest rate contracts	Due from/to broker — variation margin futures	5,139,953	*	Due from/to broker — variation margin futures	638,172	*

Total		$14,729,016			$18,346,549

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$11,261	$(133)	$(24,714,498)	$—	$(378,530)
Foreign exchange contracts	—	—	885,329	10,994,847	—
Interest rate contracts	—	—	(16,313,165)	—	—

Total	$11,261	$(133)	$(40,142,334)	$10,994,847	$(378,530)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$(1,320)	$(15,126,621)	$—	$(3,076,342)
Foreign exchange contracts	—	1,602,988	(826,157)	—
Interest rate contracts	—	5,479,748	—	—

Total	$(1,320)	$(8,043,885)	$(826,157)	$(3,076,342)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Cross Currency Exchange Contracts(1)	Total Return Swap Agreements(3)
$1,157,455,383	$345,686,779	$57,810,964	$218,088,241	$4,170,050	$9,950,913

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$117,195,817	$(117,195,817)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Australia and New Zealand Banking Group Limited	$38,610	$(777,315)	$(738,705)	$—	$(738,705)
Bank of America, N.A.	190,023	(1,417,220)	(1,227,197)	1,227,197	—
Citibank, N.A.	63,506	(83,553)	(20,047)	—	(20,047)
State Street Bank and Trust Company	25,834	(1,902,157)	(1,876,323)	—	(1,876,323)
Royal Bank of Scotland PLC	62,038	(8,929)	53,109	—	53,109
Toronto-Dominion Bank	96,805	(299,052)	(202,247)	—	(202,247)

	$476,816	$(4,488,226)	$(4,011,410)	$1,227,197	$(2,784,213)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $117,195,817:
Unaffiliated investments (cost $2,539,016,880)	$2,485,327,538
Affiliated investments (cost $338,329,166)	338,313,315
Cash	8,743
Foreign currency, at value (cost $6,868,111)	6,887,066
Deposit with broker for centrally cleared/exchange-traded derivatives	14,682,442
Receivable for investments sold	41,797,144
Dividends and interest receivable	8,014,188
Receivable for Portfolio shares sold	7,870,561
Due from broker-variation margin futures	3,209,416
Cash segregated for counterparty - OTC	2,770,000
Tax reclaim receivable	2,229,776
Unrealized appreciation on OTC forward foreign currency contracts	256,350
Unrealized appreciation on OTC swap agreements	190,023
Receivable from affiliate	54,528
Unrealized appreciation on OTC cross currency exchange contracts	30,443
Prepaid expenses	25,077

Total Assets	2,911,666,610

LIABILITIES:
Payable to broker for collateral for securities on loan	119,654,451
Payable for investments purchased	32,863,812
Unrealized depreciation on OTC forward foreign currency contracts	3,059,479
Unrealized depreciation on OTC swap agreements	1,417,220
Management fees payable	1,000,769
Payable to affiliate	768,789
Accrued expenses and other liabilities	670,027
Distribution fee payable	111,116
Unrealized depreciation on OTC cross currency exchange contracts	11,527
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	23

Total Liabilities	159,557,582

NET ASSETS	$2,752,109,028

Net assets were comprised of:
Partners Equity	$2,752,109,028

Net asset value and redemption price per share, $2,752,109,028 / 182,448,375 outstanding shares of beneficial interest	$15.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $2,508,934, of which $179,305 is reimbursable by an affiliate)	$40,126,447
Interest income (net of $1,996 foreign withholding tax)	39,388,004
Affiliated dividend income	6,947,606
Income from securities lending, net (including affiliated income of $745,004)	894,915
Miscellaneous income	157,798

87,514,770

EXPENSES
Management fees	25,123,034
Distribution fee	8,297,318
Custodian and accounting fees	1,009,485
Audit fee	72,400
Trustees’ fees	44,242
Shareholders’ reports	26,454
Legal fees and expenses	20,412
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	132,064

Total expenses	34,732,396

NET INVESTMENT INCOME (LOSS)	52,782,374

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,215))	165,381,521
Futures transactions	(40,142,334)
Swap agreements transactions	(378,530)
Forward and cross currency contracts transactions	10,994,847
Foreign currency transactions	5,617,097

141,472,601

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,838)) (net of change in foreign capital gains taxes $96,041)	(423,700,803)
Futures	(8,043,885)
Swap agreements	(3,076,342)
Forward and cross currency contracts	(826,157)
Foreign currencies	417

(435,646,770)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(294,174,169)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(241,391,795)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$52,782,374	$40,897,639
Net realized gain (loss) on investment and foreign currency transactions	141,472,601	165,556,482
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(435,646,770)	295,221,814

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(241,391,795)	501,675,935

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [5,135,812 and 7,473,861 shares, respectively]	80,998,499	112,734,202
Portfolio share repurchased [35,091,137 and 8,920,596 shares, respectively]	(545,404,931)	(134,685,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(464,406,432)	(21,951,151)

CAPITAL CONTRIBUTIONS	410,960	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(705,387,267)	479,724,784
NET ASSETS:
Beginning of year	3,457,496,295	2,977,771,511

End of year	$2,752,109,028	$3,457,496,295

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 85.7%
COMMON STOCKS — 37.5%	Shares	Value
Aerospace & Defense — 0.8%
Airbus SE (France)	31,573	$3,044,320
Boeing Co. (The)	6,588	2,124,629
General Dynamics Corp.	15,187	2,387,548
Northrop Grumman Corp.	7,693	1,884,016
Remington Outdoor Co., Inc.*^	11,576	95,270
Safran SA (France)	26,161	3,163,010
Thales SA (France)	14,052	1,644,341
United Technologies Corp.	10,200	1,086,096

		15,429,230

Air Freight & Logistics — 0.0%
Deutsche Post AG (Germany)	13,343	366,477
Yamato Holdings Co. Ltd. (Japan)	12,200	334,963

		701,440

Airlines — 0.2%
AirAsia Group Bhd (Malaysia)	79,400	57,230
Delta Air Lines, Inc.	47,485	2,369,502
Japan Airlines Co. Ltd. (Japan)	10,500	372,119
Ryanair Holdings PLC (Ireland), ADR*	6,746	481,260
Southwest Airlines Co.	16,400	762,272

		4,042,383

Auto Components — 0.2%
Bridgestone Corp. (Japan)(a)	18,200	700,649
Continental AG (Germany)	7,299	1,016,657
Faurecia SA (France)	11,863	450,237
Hankook Tire Co. Ltd. (South Korea)	1,771	63,581
Huayu Automotive Systems Co. Ltd. (China) (Class A Stock)	13,000	34,826
LCI Industries	5,430	362,724
Mando Corp. (South Korea)*	2,430	62,922
Nexteer Automotive Group Ltd. (China)	32,000	45,610
NGK Spark Plug Co. Ltd. (Japan)	17,300	342,434
Sumitomo Electric Industries Ltd. (Japan)	23,000	304,260

		3,383,900

Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	1,447,400	828,916
Bajaj Auto Ltd. (India)	1,380	53,801
Daimler AG (Germany)	14,192	748,883
Eicher Motors Ltd. (India)	189	62,637
Fiat Chrysler Automobiles NV (United Kingdom)*	37,758	549,094
Ford Otomotiv Sanayi A/S (Turkey)	4,889	46,288
Geely Automobile Holdings Ltd. (China)	97,000	170,853
General Motors Corp. Escrow Shares*^	110,000	11
Honda Motor Co. Ltd. (Japan)	72,800	1,912,080
Hyundai Motor Co. (South Korea)	1,383	146,451
Kia Motors Corp. (South Korea)*	3,826	115,606
Mahindra & Mahindra Ltd. (India)	51,989	599,027
Maruti Suzuki India Ltd. (India)	1,878	200,946
Peugeot SA (France)	47,293	1,011,209
Renault SA (France)	8,152	510,530
SAIC Motor Corp. Ltd. (China) (Class A Stock)	20,200	78,495
Tesla, Inc.*(a)	3,531	1,175,117
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	15,793	50,444

COMMON STOCKS (continued)	Shares	Value
Automobiles (continued)
Toyota Motor Corp. (Japan)	19,600	$1,137,810

		9,398,198

Banks — 3.2%
ABN AMRO Group NV (Netherlands), CVA, 144A	61,830	1,456,259
Associated Banc-Corp.	15,785	312,385
Australia & New Zealand Banking Group Ltd. (Australia)	43,701	752,829
Axis Bank Ltd. (India)*	14,805	131,554
Banco Santander Chile (Chile)	530,792	39,534
Banco Santander Chile (Chile), ADR	14,116	422,068
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) (Class B Stock)	60,462	74,948
Banco Santander SA (Spain)	77,449	355,130
Bancolombia SA (Colombia), ADR	3,285	125,159
Bank Central Asia Tbk PT (Indonesia)	552,500	999,501
Bank of America Corp.	200,368	4,937,068
Bank of China Ltd. (China) (Class H Stock)	824,000	354,349
Bank of the Philippine Islands (Philippines)	46,110	82,479
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	3,867,100	987,569
Bankia SA (Spain)	121,227	356,227
BankUnited, Inc.	12,370	370,358
BNP Paribas SA (France)	36,810	1,667,823
Cadence BanCorp	13,160	220,825
Capitec Bank Holdings Ltd. (South Africa)	7,162	555,870
China Construction Bank Corp. (China) (Class H Stock)	923,000	762,001
China Merchants Bank Co. Ltd. (China) (Class H Stock)	58,500	214,679
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	109,000	58,481
CIMB Group Holdings Bhd (Malaysia)	31,200	43,071
Citigroup, Inc.	22,879	1,191,081
Citizens Financial Group, Inc.	34,200	1,016,766
Commerce Bancshares, Inc.	5,744	323,761
Commonwealth Bank of Australia (Australia)	2,691	137,038
Concordia Private Placement (Canada)*^	8,261	153,888
Credicorp Ltd. (Peru)	4,267	945,866
CTBC Financial Holding Co. Ltd. (Taiwan)	312,000	204,905
Cullen/Frost Bankers, Inc.	1,210	106,407
DBS Group Holdings Ltd. (Singapore)	118,400	2,055,288
E.Sun Financial Holding Co. Ltd. (Taiwan)	235,000	153,835
East West Bancorp, Inc.	22,383	974,332
Erste Group Bank AG (Austria)*	22,833	761,744
Fifth Third Bancorp	27,100	637,663
First Financial Bancorp	12,980	307,886
First Hawaiian, Inc.	14,932	336,119
First Horizon National Corp.	27,792	365,743
First Interstate BancSystem, Inc. (Class A Stock)	2,610	95,422
First Republic Bank	14,496	1,259,702
Great Western Bancorp, Inc.	7,620	238,125
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	114,578	559,312
Hana Financial Group, Inc. (South Korea)	5,361	174,194
HDFC Bank Ltd. (India), ADR	36,881	3,820,503

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
HSBC Holdings PLC (United Kingdom)	85,165	$704,134
Huntington Bancshares, Inc.	72,534	864,605
IBERIABANK Corp.	5,300	340,684
IndusInd Bank Ltd. (India)	5,370	122,995
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	714,000	509,590
Industrial Bank of Korea (South Korea)	7,408	93,177
ING Groep NV (Netherlands)	295,698	3,195,698
Itau Unibanco Holding SA (Brazil), ADR	163,006	1,489,875
Kasikornbank PCL (Thailand), NVDR	34,400	196,285
KB Financial Group, Inc. (South Korea)*	5,633	234,866
KBC Group NV (Belgium)	28,914	1,884,235
KeyCorp	70,939	1,048,478
Komercni banka A/S (Czech Republic)*	2,672	100,910
Kotak Mahindra Bank Ltd. (India)	31,296	563,162
Lloyds Banking Group PLC (United Kingdom)	399,375	263,703
M&T Bank Corp.	11,374	1,627,961
Mega Financial Holding Co. Ltd. (Taiwan)	95,000	80,139
Mitsubishi UFJ Financial Group, Inc. (Japan)	135,200	662,402
Moneta Money Bank A/S (Czech Republic), 144A	23,099	74,632
National Australia Bank Ltd. (Australia)	4,150	70,390
OTP Bank Nyrt (Hungary)	5,284	213,326
Ping An Bank Co. Ltd. (China) (Class A Stock)	70,300	96,307
PNC Financial Services Group, Inc. (The)	16,000	1,870,560
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	187,000	98,677
Public Bank Bhd (Malaysia)	98,300	588,663
Qatar National Bank QPSC (Qatar)	1,676	89,617
Sberbank of Russia PJSC (Russia)^	420,177	1,125,343
Sberbank of Russia PJSC (Russia), ADR(a)	30,234	331,365
Shinhan Financial Group Co. Ltd. (South Korea)	6,164	218,994
Siam Commercial Bank PCL (The) (Thailand)	195,400	803,222
Standard Chartered PLC (United Kingdom)	232,763	1,810,076
Sumitomo Mitsui Financial Group, Inc. (Japan)	66,700	2,212,582
SunTrust Banks, Inc.	52,708	2,658,592
SVB Financial Group*	4,874	925,670
Svenska Handelsbanken AB (Sweden) (Class A Stock)	62,012	692,701
U.S. Bancorp	24,500	1,119,650
UniCredit SpA (Italy)	4,716	53,514
United Overseas Bank Ltd. (Singapore)	3,500	63,053
Wells Fargo & Co.	64,700	2,981,376
Western Alliance Bancorp*	7,647	301,980
Westpac Banking Corp. (Australia)	6,465	113,979
Wintrust Financial Corp.	5,223	347,277
Woori Bank (South Korea)	6,531	91,072

		64,035,264

Beverages — 0.8%
Ambev SA (Brazil)	27,895	110,695
Ambev SA (Brazil), ADR	131,073	513,806
Anheuser-Busch InBev SA/NV (Belgium)	12,607	836,075

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Asahi Group Holdings Ltd. (Japan)	37,600	$1,459,315
Cia Cervecerias Unidas SA (Chile), ADR	1,953	49,079
Coca-Cola Co. (The)	56,378	2,669,498
Constellation Brands, Inc. (Class A Stock)(u)	16,217	2,608,018
Cott Corp.	12,210	170,207
Diageo PLC (United Kingdom)	71,342	2,543,359
Fomento Economico Mexicano SAB de CV (Mexico), ADR	8,578	738,137
Heineken NV (Netherlands)	2,934	259,892
Keurig Dr. Pepper, Inc.	18,600	476,904
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	800	68,815
Molson Coors Brewing Co. (Class B Stock)	9,600	539,136
Pernod Ricard SA (France)	13,310	2,186,291
Royal Unibrew A/S (Denmark)	15,702	1,083,192
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	80,000	320,413

		16,632,832

Biotechnology — 0.3%
Alexion Pharmaceuticals, Inc.*	3,716	361,790
Biogen, Inc.*	4,309	1,296,664
CSL Ltd. (Australia)	2,267	296,460
Exact Sciences Corp.*	12,700	801,370
Exelixis, Inc.*	34,470	678,025
Intercept Pharmaceuticals, Inc.*(a)	5,353	539,529
Sage Therapeutics, Inc.*	2,720	260,549
Spark Therapeutics, Inc.*(a)	7,747	303,218
Vertex Pharmaceuticals, Inc.*	11,294	1,871,529

		6,409,134

Building Products — 0.2%
Daikin Industries Ltd. (Japan)	19,200	2,038,312
Fortune Brands Home & Security, Inc.	20,427	776,022
Lennox International, Inc.	7,295	1,596,584
USG Corp.	8,306	354,334

		4,765,252

Capital Markets — 0.9%
3i Group PLC (United Kingdom)	50,271	496,303
Ameriprise Financial, Inc.	7,247	756,369
B3 SA – Brasil Bolsa Balcao (Brazil)	31,438	217,468
BlackRock, Inc.	1,806	709,433
Charles Schwab Corp. (The)	51,829	2,152,458
Credit Suisse Group AG (Switzerland)*	40,933	449,774
Deutsche Bank AG (Germany)	10,666	85,749
Deutsche Boerse AG (Germany)	10,586	1,276,992
Eaton Vance Corp.	6,894	242,531
FactSet Research Systems, Inc.	1,469	293,991
Focus Financial Partners, Inc. (Class A Stock)*	5,780	152,187
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	22,400	648,961
Invesco Ltd.	26,100	436,913
Lazard Ltd. (Class A Stock)	7,975	294,357
London Stock Exchange Group PLC (United Kingdom)	14,987	777,279
Macquarie Group Ltd. (Australia)	768	58,656

SEE NOTES TO FINANCIAL STATEMENTS.

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AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Moelis & Co. (Class A Stock)	5,677	$195,175
Morgan Stanley	74,717	2,962,529
Morningstar, Inc.	2,540	278,994
Moscow Exchange MICEX-RTS PJSC (Russia)*	46,370	54,196
Nasdaq, Inc.	13,447	1,096,872
Northern Trust Corp.	8,500	710,515
S&P Global, Inc.	7,295	1,239,712
T. Rowe Price Group, Inc.	15,500	1,430,960
UBS Group AG (Switzerland)*	103,157	1,287,355
Yuanta Financial Holding Co. Ltd. (Taiwan)	260,000	130,751

		18,436,480

Chemicals — 0.6%
AdvanSix, Inc.*	11,480	279,423
Air Liquide SA (France)	13,497	1,679,781
Akzo Nobel NV (Netherlands)	7,089	572,160
Asian Paints Ltd. (India)	15,470	303,531
BASF SE (Germany)	3,135	220,042
Chr Hansen Holding A/S (Denmark)	2,939	260,715
Daicel Corp. (Japan)	42,800	438,925
Eastman Chemical Co.	15,552	1,137,007
Formosa Chemicals & Fibre Corp. (Taiwan)	36,000	122,841
Formosa Plastics Corp. (Taiwan)	68,000	223,244
GCP Applied Technologies, Inc.*	14,404	353,618
LG Chem Ltd. (South Korea)*	539	167,512
Linde PLC (United Kingdom)	11,477	1,832,032
Lotte Chemical Corp. (South Korea)	168	41,741
Nan Ya Plastics Corp. (Taiwan)	83,000	203,554
Nitto Denko Corp. (Japan)	9,300	464,890
Petronas Chemicals Group Bhd (Malaysia)	65,800	147,783
PQ Group Holdings, Inc.*	22,968	340,156
Quaker Chemical Corp.	2,742	487,281
Sasol Ltd. (South Africa)	7,462	220,368
Shin-Etsu Chemical Co. Ltd. (Japan)	15,100	1,168,186
Toray Industries, Inc. (Japan)	51,300	360,337
UPL Ltd. (India)	4,760	51,730
Valvoline, Inc.	22,069	427,035

		11,503,892

Commercial Services & Supplies — 0.3%
Advanced Disposal Services, Inc.*	12,213	292,379
Brady Corp. (Class A Stock)	14,021	609,353
BrightView Holdings, Inc.*	17,680	180,513
China Everbright International Ltd. (China)	119,000	106,882
Copart, Inc.*(a)	21,042	1,005,387
Greentown Service Group Co. Ltd. (China)	52,000	39,869
Herman Miller, Inc.	7,788	235,587
KAR Auction Services, Inc.	9,335	445,466
MSA Safety, Inc.	3,110	293,180
US Ecology, Inc.	4,501	283,473
Waste Connections, Inc.	41,176	3,057,318

		6,549,407

Communications Equipment — 0.3%
Arista Networks, Inc.*	3,532	744,192
Cisco Systems, Inc.	31,900	1,382,227
CommScope Holding Co., Inc.*	31,300	513,007
Nokia OYJ (Finland)	32,051	185,385

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
Palo Alto Networks, Inc.*	5,475	$1,031,216
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	126,687	1,130,657

		4,986,684

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	36,667	1,423,181
China Railway Group Ltd. (China) (Class H Stock)	94,000	85,598
China State Construction International Holdings Ltd. (China)	40,000	31,846
Daelim Industrial Co. Ltd. (South Korea)*	912	83,914
Eiffage SA (France)	10,946	916,155
HDC Hyundai Development Co-Engineering & Construction (South Korea) (Class E Stock)*	897	38,721
Larsen & Toubro Ltd. (India)	8,931	183,900
Vinci SA (France)(a)	24,048	1,985,938
Willscot Corp.*	24,480	230,602

		4,979,855

Construction Materials — 0.2%
CRH PLC (Ireland)	6,668	177,214
LafargeHolcim Ltd. (Switzerland), (XBRN)*	22,419	928,096
LafargeHolcim Ltd. (Switzerland), (XPAR)*	2,570	105,510
Martin Marietta Materials, Inc.	8,800	1,512,456
Siam Cement PCL (The) (Thailand)	46,900	628,106
UltraTech Cement Ltd. (India)	2,709	154,895
Vulcan Materials Co.	7,705	761,254

		4,267,531

Consumer Finance — 0.2%
Ally Financial, Inc.	16,700	378,421
American Express Co.	11,400	1,086,647
Capital One Financial Corp.	28,600	2,161,874
Shriram Transport Finance Co. Ltd. (India)	5,827	103,471

		3,730,413

Containers & Packaging — 0.4%
AptarGroup, Inc.	9,899	931,199
Avery Dennison Corp.	10,862	975,733
Ball Corp.	55,017	2,529,682
Crown Holdings, Inc.*(a)	28,064	1,166,620
Graphic Packaging Holding Co.(a)	56,800	604,352
Packaging Corp. of America	8,100	676,026
Westrock Co.	30,561	1,153,983

		8,037,595

Distributors — 0.1%
Genuine Parts Co.	5,975	573,720
LKQ Corp.*	28,785	683,068
Pool Corp.	6,473	962,211

		2,218,999

Diversified Consumer Services — 0.0%
Kroton Educacional SA (Brazil)	39,853	91,207
ServiceMaster Global Holdings, Inc.*	7,720	283,633

		374,840

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services — 0.4%
Ayala Corp. (Philippines)	4,150	$71,024
Berkshire Hathaway, Inc. (Class A Stock)*(u)	10	3,060,000
Berkshire Hathaway, Inc. (Class B Stock)*(u)	18,793	3,837,155
Chailease Holding Co. Ltd. (Taiwan)	46,000	145,049
Far East Horizon Ltd. (China)	94,000	95,043
FirstRand Ltd. (South Africa)	270,537	1,230,849
Fubon Financial Holding Co. Ltd. (Taiwan)	115,000	175,983

		8,615,103

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	53,292	1,520,954
China Unicom Hong Kong Ltd. (China)	128,000	135,578
Deutsche Telekom AG (Germany)	145,895	2,487,265
LG Uplus Corp. (South Korea)*	8,657	136,733
Nippon Telegraph & Telephone Corp. (Japan)	15,400	627,421
Orange SA (France)	96,790	1,573,844
Sunrise Communications Group AG (Switzerland), 144A*	13,765	1,214,640
Telecom Italia SpA (Italy)*	404,555	225,014
Telefonica SA (Spain)	35,575	299,824
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	747,200	196,663
Telenor ASA (Norway)	51,680	1,005,247
Verizon Communications, Inc.(u)	110,553	6,215,290

		15,638,473

Electric Utilities — 0.9%
American Electric Power Co., Inc.	19,400	1,449,955
Duke Energy Corp.	7,900	681,770
Edison International	8,200	465,514
Enel SpA (Italy)	518,067	3,008,412
Eversource Energy	10,800	702,432
Iberdrola SA (Spain)	143,012	1,153,443
Korea Electric Power Corp. (South Korea)*	2,753	81,606
Kyushu Electric Power Co., Inc. (Japan)	6,800	81,054
NextEra Energy, Inc.(u)	38,336	6,663,563
Portland General Electric Co.	12,006	550,475
Tenaga Nasional Bhd (Malaysia)	36,300	119,230
Xcel Energy, Inc.	49,904	2,458,770

		17,416,224

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	44,506	850,606
Bharat Heavy Electricals Ltd. (India)	114,184	119,578
Eaton Corp. PLC	11,913	817,947
Generac Holdings, Inc.*	6,342	315,197
Mabuchi Motor Co. Ltd. (Japan)	14,100	431,660
Nidec Corp. (Japan)	10,000	1,132,725
Schneider Electric SE (France)	24,757	1,701,001

		5,368,714

Electronic Equipment, Instruments & Components — 0.4%
AAC Technologies Holdings, Inc. (China)	10,000	57,949
Amphenol Corp. (Class A Stock)	9,934	804,853
Arrow Electronics, Inc.*	14,084	971,092
Corning, Inc.	32,411	979,136
Delta Electronics, Inc. (Taiwan)	167,000	703,882

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Hitachi Ltd. (Japan)	7,400	$196,315
Hon Hai Precision Industry Co. Ltd. (Taiwan)	70,000	161,294
Keyence Corp. (Japan)	3,200	1,619,383
Largan Precision Co. Ltd. (Taiwan)	5,000	523,817
Samsung SDI Co. Ltd. (South Korea)*	975	190,955
Sunny Optical Technology Group Co. Ltd. (China)	14,900	132,637
Zebra Technologies Corp. (Class A Stock)*	4,603	732,936

		7,074,249

Energy Equipment & Services — 0.0%
China Oilfield Services Ltd. (China) (Class H Stock)	44,000	37,698
Core Laboratories NV(a)	5,081	303,132
Patterson-UTI Energy, Inc.	36,268	375,374

		716,204

Entertainment — 0.4%
CD Projekt SA (Poland)*	1,938	75,625
Cinemark Holdings, Inc.(a)	14,701	526,296
NCSoft Corp. (South Korea)*	452	188,538
NetEase, Inc. (China), ADR	452	106,387
Netflix, Inc.*	13,962	3,737,069
Nintendo Co. Ltd. (Japan)	1,700	451,850
Spotify Technology SA*	7,076	803,125
Take-Two Interactive Software, Inc.*	8,114	835,255
Walt Disney Co. (The)(u)	8,270	906,806

		7,630,951

Equity Real Estate Investment Trusts (REITs) — 2.6%
American Campus Communities, Inc.	16,892	699,160
American Homes 4 Rent (Class A Stock)	36,281	720,178
AvalonBay Communities, Inc.	8,997	1,565,928
Boston Properties, Inc.	4,395	494,657
Brandywine Realty Trust	64,374	828,493
Brixmor Property Group, Inc.	111,744	1,641,519
CorePoint Lodging, Inc.	19,500	238,875
CoreSite Realty Corp.	8,150	710,925
Cousins Properties, Inc.	62,107	490,645
CubeSmart	13,070	374,978
Dexus (Australia)	54,126	403,862
Digital Realty Trust, Inc.	17,110	1,823,071
Douglas Emmett, Inc.	31,000	1,058,029
Duke Realty Corp.	26,300	681,169
EastGroup Properties, Inc.	11,472	1,052,327
Empire State Realty Trust, Inc. (Class A Stock)	28,219	401,556
Equinix, Inc.	3,323	1,171,557
Equity LifeStyle Properties, Inc.	15,650	1,520,085
Equity Residential	31,671	2,090,603
Essex Property Trust, Inc.	6,027	1,477,881
Federal Realty Investment Trust	13,660	1,612,426
Fibra Uno Administracion SA de CV (Mexico)	27,312	30,367
Goodman Group (Australia)	54,344	406,403
Growthpoint Properties Ltd. (South Africa)	61,430	99,409
HCP, Inc.	70,130	1,958,731

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Trust of America, Inc. (Class A Stock)	41,281	$1,044,822
Highwoods Properties, Inc.	22,687	877,760
Host Hotels & Resorts, Inc.	23,495	391,662
Hyprop Investments Ltd. (South Africa)	7,072	40,020
Invitation Homes, Inc.(a)	26,320	528,506
Iron Mountain, Inc.	20,795	673,966
JBG SMITH Properties	10,119	352,242
Kimco Realty Corp.	46,600	682,690
Liberty Property Trust	16,785	702,956
Mid-America Apartment Communities, Inc.	29,443	2,817,695
National Retail Properties, Inc.	15,047	729,930
Outfront Media, Inc.	53,135	962,806
Park Hotels & Resorts, Inc.	23,924	621,546
Pebblebrook Hotel Trust	2,853	80,768
Prologis, Inc.	82,740	4,858,493
Public Storage	17,991	3,641,559
Rayonier, Inc.	22,366	619,315
Redefine Properties Ltd. (South Africa)	122,922	82,611
Rexford Industrial Realty, Inc.	16,913	498,426
RLJ Lodging Trust	46,148	756,828
Saul Centers, Inc.	3,615	170,700
Sunstone Hotel Investors, Inc.	29,861	388,492
Terreno Realty Corp.	21,626	760,586
Ventas, Inc.	31,906	1,869,373
VEREIT, Inc.	133,181	952,244
VICI Properties, Inc.	12,734	239,145
Vornado Realty Trust	5,431	336,885
Weingarten Realty Investors	24,040	596,432
Welltower, Inc.	7,671	532,444
Weyerhaeuser Co.	27,145	593,390
WP Carey, Inc.(a)	18,631	1,217,350

		52,174,476

Food & Staples Retailing — 0.4%
BGF retail Co. Ltd. (South Korea)	824	150,734
Bid Corp. Ltd. (South Africa)	8,212	151,247
BIM Birlesik Magazalar A/S (Turkey)	5,421	88,991
BJ’s Wholesale Club Holdings, Inc.*(a)	13,490	298,938
Cencosud SA (Chile)	23,953	43,364
Clicks Group Ltd. (South Africa)	8,280	110,208
Coles Group Ltd. (Australia)*	13,045	106,902
Dino Polska SA (Poland), 144A*	3,810	97,887
Kroger Co. (The)	18,500	508,750
Performance Food Group Co.*	23,104	745,566
Pick’n Pay Stores Ltd. (South Africa)	9,468	44,594
President Chain Store Corp. (Taiwan)	94,000	949,266
Raia Drogasil SA (Brazil)	28,350	418,036
Seven & i Holdings Co. Ltd. (Japan)	18,500	803,945
Shoprite Holdings Ltd. (South Africa)	37,881	501,140
SPAR Group Ltd. (The) (South Africa)	7,688	110,879
Walgreens Boots Alliance, Inc.	18,400	1,257,272
Wal-Mart de Mexico SAB de CV (Mexico)	267,465	680,240
X5 Retail Group NV (Russia), GDR	3,497	86,656

		7,154,615

Food Products — 0.6%
Guangdong Haid Group Co. Ltd. (China) (Class A Stock)	13,800	46,570

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	11,500	$38,449
Mondelez International, Inc. (Class A Stock)	40,814	1,633,784
Nestle SA (Switzerland)	112,724	9,167,419
Post Holdings, Inc.*(a)	11,400	1,016,082
Tiger Brands Ltd. (South Africa)	12,839	244,201
Uni-President Enterprises Corp. (Taiwan)	52,000	117,795
Universal Robina Corp. (Philippines)	26,010	62,890

		12,327,190

Gas Utilities — 0.0%
ENN Energy Holdings Ltd. (China)	17,700	156,612
Tokyo Gas Co. Ltd. (Japan)	9,300	235,756

		392,368

Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp.*	36,980	1,306,873
DexCom, Inc.*	7,465	894,307
ICU Medical, Inc.*	2,010	461,556
Intuitive Surgical, Inc.*	3,912	1,873,535
Koninklijke Philips NV (Netherlands)	5,540	196,401
Medtronic PLC	6,600	600,335
Olympus Corp. (Japan)	2,800	86,588
Smith & Nephew PLC (United Kingdom)	29,026	542,975
West Pharmaceutical Services, Inc.	5,887	577,103

		6,539,673

Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc.*(a)	17,958	461,700
AmerisourceBergen Corp.	7,500	557,999
Centene Corp.*	7,106	819,322
Cigna Corp.(a)(u)	46,290	8,791,401
CVS Health Corp.	20,922	1,370,777
Encompass Health Corp.	8,515	525,376
Fresenius Medical Care AG & Co. KGaA (Germany)	9,401	611,215
HCA Healthcare, Inc.	3,800	472,910
HealthEquity, Inc.*	4,127	246,176
Molina Healthcare, Inc.*	3,742	434,895
Netcare Ltd. (South Africa)	32,005	58,610
Premier, Inc. (Class A Stock)*	8,583	320,575
Sinopharm Group Co. Ltd. (China) (Class H Stock)	32,000	134,380
Tivity Health, Inc.*	8,840	219,320
UnitedHealth Group, Inc.(u)	52,178	12,998,583

		28,023,239

Health Care Technology — 0.1%
Evolent Health, Inc. (Class A Stock)*(a)	29,863	595,767
Medidata Solutions, Inc.*	4,914	331,302
Teladoc Health, Inc.*(a)	15,549	770,764
Veeva Systems, Inc. (Class A Stock)*	9,891	883,464

		2,581,297

Hotels, Restaurants & Leisure — 0.4%
Accor SA (France)	25,034	1,077,141
Brinker International, Inc.(a)	8,600	378,227
Caesars Entertainment Corp.*(a)	4,466	30,324
Genting Malaysia Bhd (Malaysia)	38,100	27,848
Hilton Worldwide Holdings, Inc.	23,232	1,668,058

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
InterContinental Hotels Group PLC (United Kingdom)	8,360	$452,404
Jollibee Foods Corp. (Philippines)	21,810	121,065
Monarch Casino & Resort, Inc.*	3,762	143,483
Papa John’s International, Inc.(a)	1,563	62,223
Royal Caribbean Cruises Ltd.	12,116	1,184,824
Sands China Ltd. (Macau)	321,200	1,406,851
Sodexo SA (France)	5,159	529,056
Whitbread PLC (United Kingdom)	3,066	179,210
Yum China Holdings, Inc. (China)	4,427	148,437

		7,409,151

Household Durables — 0.1%
Barratt Developments PLC (United Kingdom)	53,157	314,080
Haier Electronics Group Co. Ltd. (Hong Kong)*	22,000	54,080
Hangzhou Robam Appliances Co. Ltd. (China) (Class A Stock)	20,600	60,801
Lennar Corp. (Class A Stock)	27,762	1,086,882
Midea Group Co. Ltd. (China) (Class A Stock)	7,200	38,924
Panasonic Corp. (Japan)	41,800	374,415
Sony Corp. (Japan)	6,500	312,147
Taylor Wimpey PLC (United Kingdom)	145,084	252,159

		2,493,488

Household Products — 0.1%
Clorox Co. (The)	2,900	447,006
Energizer Holdings, Inc.(a)	12,550	566,633
Procter & Gamble Co. (The)	13,742	1,263,165
Unilever Indonesia Tbk PT (Indonesia)	93,600	298,102

		2,574,906

Independent Power & Renewable Electricity Producers — 0.0%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	159,000	108,185
China Resources Power Holdings Co. Ltd. (China)	58,000	111,558
Electric Power Development Co. Ltd. (Japan)	5,100	120,794
Engie Brasil Energia SA (Brazil)	14,963	127,475
Vistra Energy Corp.*	3,851	88,149

		556,161

Industrial Conglomerates — 0.3%
Alfa SAB de CV (Mexico) (Class A Stock)	70,127	83,467
Bidvest Group Ltd. (The) (South Africa)	34,492	494,549
Carlisle Cos., Inc.	6,300	633,276
CK Hutchison Holdings Ltd. (Hong Kong)	47,000	451,130
Fosun International Ltd. (China)	42,000	60,960
Honeywell International, Inc.	19,312	2,551,501
Jardine Matheson Holdings Ltd. (Hong Kong)	15,200	1,056,423
KOC Holding A/S (Turkey)	48,937	130,865
LG Corp. (South Korea)	2,474	154,919
Shanghai Industrial Holdings Ltd. (China)	15,000	30,284
Siemens AG (Germany)	3,483	389,790

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
SK Holdings Co. Ltd. (South Korea)	602	$139,788

		6,176,952

Insurance — 1.9%
AIA Group Ltd. (Hong Kong)	661,400	5,484,295
Alleghany Corp.	773	481,826
Allianz SE (Germany)	21,170	4,264,899
American International Group, Inc.	27,700	1,091,657
Arthur J Gallagher & Co.	7,507	553,266
ASR Nederland NV (Netherlands)	25,039	994,588
Assicurazioni Generali SpA (Italy)	30,682	514,712
Aviva PLC (United Kingdom)	292,206	1,401,168
AXA SA (France)	55,775	1,207,528
China Life Insurance Co. Ltd. (Taiwan)	131,000	118,711
China Life Insurance Co. Ltd. (China) (Class H Stock)	102,000	216,597
Chubb Ltd.	7,142	922,604
Fairfax Financial Holdings Ltd. (Canada)	1,178	518,572
Hannover Rueck SE (Germany)	5,880	795,667
Hartford Financial Services Group, Inc. (The)	33,032	1,468,272
HDFC Standard Life Insurance Co. Ltd. (India), 144A	82,111	454,819
Kinsale Capital Group, Inc.	4,350	241,686
Legal & General Group PLC (United Kingdom)	175,429	517,884
Loews Corp.	43,500	1,980,120
Marsh & McLennan Cos., Inc.	10,900	869,275
NN Group NV (Netherlands)	21,102	842,363
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	136,000	138,914
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	374,000	3,305,399
ProAssurance Corp.	6,500	263,640
Progressive Corp. (The)	23,650	1,426,805
Prudential PLC (United Kingdom)	110,735	1,983,372
RLI Corp.	4,543	313,422
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	542	130,458
Sanlam Ltd. (South Africa)	100,110	554,118
Swiss Re AG (Switzerland)	5,894	542,374
T&D Holdings, Inc. (Japan)	34,200	395,475
Tokio Marine Holdings, Inc. (Japan)	12,600	598,249
Travelers Cos., Inc. (The)	10,200	1,221,450
Unum Group	8,300	243,854
Zurich Insurance Group AG (Switzerland)	7,678	2,297,136

		38,355,175

Interactive Media & Services — 1.0%
Alphabet, Inc. (Class A Stock)*(u)	4,580	4,785,917
Alphabet, Inc. (Class C Stock)*	5,757	5,962,007
Baidu, Inc. (China), ADR*	6,577	1,043,112
Facebook, Inc. (Class A Stock)*	6,425	842,253
NAVER Corp. (South Korea)*	7,224	787,912
Tencent Holdings Ltd. (China)	149,000	5,963,897
Weibo Corp. (China), ADR*	2,043	119,372

		19,504,470

SEE NOTES TO FINANCIAL STATEMENTS.

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AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail — 0.8%
Alibaba Group Holding Ltd. (China), ADR*(a)	24,910	$3,414,414
Amazon.com, Inc.*	6,965	10,461,221
Ctrip.com International Ltd. (China), ADR*	4,432	119,930
Expedia Group, Inc.(a)	5,500	619,575
GrubHub, Inc.*(a)	2,400	184,344
JD.com, Inc. (China), ADR*	19,970	417,972
MercadoLibre, Inc. (Argentina)*	2,274	665,941
Wayfair, Inc. (Class A Stock)*(a)	4,989	449,409

		16,332,806

IT Services — 1.3%
Accenture PLC (Class A Stock)	9,865	1,391,064
Adyen NV (Netherlands), 144A*	518	283,606
Capgemini SE (France)	19,125	1,907,273
Cielo SA (Brazil)	26,900	61,702
CoreLogic, Inc.*	9,103	304,222
Fiserv, Inc.*(u)	35,378	2,599,929
Global Payments, Inc.	14,960	1,542,825
GoDaddy, Inc. (Class A Stock)*	19,205	1,260,232
HCL Technologies Ltd. (India)	10,859	150,111
Infosys Ltd. (India), ADR(a)	131,821	1,254,936
InterXion Holding NV (Netherlands)*	8,618	466,751
Mastercard, Inc. (Class A Stock)(u)	28,390	5,355,774
Nomura Research Institute Ltd. (Japan)	5,500	203,477
Otsuka Corp. (Japan)	10,700	293,166
PayPal Holdings, Inc.*(u)	21,943	1,845,187
Square, Inc. (Class A Stock)*	3,466	194,408
Tata Consultancy Services Ltd. (India)	73,201	1,986,663
Visa, Inc. (Class A Stock)(u)	31,339	4,134,868
Worldpay, Inc. (Class A Stock)*	9,042	691,080

		25,927,274

Leisure Products — 0.0%
Acushnet Holdings Corp.(a)	16,298	343,399
Brunswick Corp.	9,999	464,454
Malibu Boats, Inc. (Class A Stock)*	2,371	82,511

		890,364

Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	4,228	1,268,104
Samsung Biologics Co. Ltd. (South Korea), 144A*	299	103,961
Syneos Health, Inc.*	5,840	229,804
Thermo Fisher Scientific, Inc.(u)	26,760	5,988,620
Wuxi Biologics Cayman, Inc. (China), 144A*	13,500	85,541

		7,676,030

Machinery — 1.0%
Alstom SA (France)	13,268	536,947
Altra Industrial Motion Corp.	8,788	221,018
Atlas Copco AB (Sweden) (Class A Stock)	34,232	816,545
Cargotec OYJ (Finland) (Class B Stock)	6,212	190,663
Caterpillar, Inc.	13,571	1,724,467
China Conch Venture Holdings Ltd. (China)	37,000	110,207
Deere & Co.	4,567	681,259
DMG Mori Co. Ltd. (Japan)	30,600	342,727
Douglas Dynamics, Inc.	5,700	204,573
Dover Corp.	10,900	773,355
Epiroc AB (Sweden) (Class A Stock)*	41,286	391,662

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
FANUC Corp. (Japan)	6,200	$938,301
Gates Industrial Corp. PLC*	17,372	230,005
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)*	233	71,946
Illinois Tool Works, Inc.	7,500	950,175
Komatsu Ltd. (Japan)	39,500	844,716
Kubota Corp. (Japan)	71,700	1,019,291
Lincoln Electric Holdings, Inc.	5,214	411,124
Makita Corp. (Japan)	27,900	990,719
Middleby Corp. (The)*(a)	3,700	380,101
Nordson Corp.	4,727	564,167
Oshkosh Corp.	9,939	609,360
Parker-Hannifin Corp.	6,259	933,467
RBC Bearings, Inc.*	4,391	575,660
SMC Corp. (Japan)	3,674	1,108,876
Stanley Black & Decker, Inc.	10,906	1,305,884
Toro Co. (The)	15,488	865,469
Volvo AB (Sweden) (Class B Stock)	94,320	1,239,343
Wartsila OYJ Abp (Finland)	21,349	340,174
WEG SA (Brazil)	95,615	432,713

		19,804,914

Marine — 0.0%
MISC Bhd (Malaysia)	28,000	45,257

Media — 0.6%
Altice USA, Inc. (Class A Stock)(u)	183,629	3,033,551
CBS Corp. (Class B Stock)	13,972	610,856
Charter Communications, Inc. (Class A Stock)*(a)	9,447	2,692,112
Discovery, Inc. (Class A Stock)*(u)	34,014	841,506
Discovery, Inc. (Class C Stock)*	17,956	414,424
DISH Network Corp. (Class A Stock)*	54,079	1,350,353
Entercom Communications Corp. (Class A Stock)(a)	73,122	417,527
EW Scripps Co. (The) (Class A Stock)(a)	10,931	171,945
I-CABLE Communications Ltd. (Hong Kong)*	15,252	227
ITV PLC (United Kingdom)	236,735	376,996
JCDecaux SA (France)	9,712	273,164
Naspers Ltd. (South Africa) (Class N Stock)	5,217	1,043,711
Nexstar Media Group, Inc. (Class A Stock)(a)	11,858	932,513
WPP PLC (United Kingdom)	83,140	899,740

		13,058,625

Metals & Mining — 0.4%
Alrosa PJSC (Russia)	90,028	126,744
AngloGold Ashanti Ltd. (South Africa)	12,040	154,262
ArcelorMittal (Luxembourg)	48,944	1,028,525
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	76,400	72,238
BHP Group Ltd. (Australia)	128,016	3,075,013
Glencore PLC (Switzerland)*	296,577	1,103,233
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	64,015	132,156
Hindalco Industries Ltd. (India)	25,310	81,998
Hoa Phat Group JSC (Vietnam)*	6	9
Jastrzebska Spolka Weglowa SA (Poland)*	1,657	29,865
JSW Steel Ltd. (India)	21,432	94,170

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Magnitogorsk Iron & Steel Works PJSC (Russia)	62,403	$38,809
MMC Norilsk Nickel PJSC (Russia), ADR	11,538	216,453
Outokumpu OYJ (Finland)	70,255	258,420
POSCO (South Korea)	1,058	230,785
Rio Tinto Ltd. (Australia)	13,065	720,970
Rio Tinto PLC (Australia)	2,850	136,131
Severstal PJSC (Russia), GDR	4,720	64,488
Vale SA (Brazil), ADR(a)	62,291	821,618

		8,385,887

Multiline Retail — 0.2%
Kohl’s Corp.	14,500	961,930
Lojas Renner SA (Brazil)	80,302	878,489
Marui Group Co. Ltd. (Japan)	17,000	330,039
Nordstrom, Inc.(a)	20,200	941,522
Wesfarmers Ltd. (Australia)	13,045	295,738

		3,407,718

Multi-Utilities — 0.2%
Engie SA (France)	111,474	1,601,231
NiSource, Inc.	16,000	405,600
NorthWestern Corp.	8,650	514,156
RWE AG (Germany)	16,563	360,845
WEC Energy Group, Inc.(u)	10,206	706,868

		3,588,700

Oil, Gas & Consumable Fuels — 1.9%
BP PLC (United Kingdom)	108,784	688,790
Chevron Corp.	6,600	718,014
China Petroleum & Chemical Corp. (China) (Class H Stock)	230,000	163,674
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	72,000	157,278
CNOOC Ltd. (China)	404,000	621,512
Coal India Ltd. (India)	33,326	114,734
Concho Resources, Inc.*	13,960	1,434,948
ConocoPhillips	18,700	1,165,945
Diamondback Energy, Inc.	14,495	1,343,687
Eni SpA (Italy)	104,389	1,648,830
EOG Resources, Inc.	22,375	1,951,324
EQT Corp.	21,500	406,135
Equitrans Midstream Corp.*	16,660	333,533
Exxon Mobil Corp.	23,100	1,575,189
Gazprom PJSC (Russia), ADR	19,617	86,064
Kinder Morgan, Inc.	75,800	1,165,804
LUKOIL PJSC (Russia), ADR	5,305	381,192
Lundin Petroleum AB (Sweden)	31,453	788,613
Marathon Petroleum Corp.	29,328	1,730,645
MOL Hungarian Oil & Gas PLC (Hungary)	10,674	117,565
Neste OYJ (Finland)	25,757	1,991,443
Novatek PJSC (Russia), GDR	725	123,975
Occidental Petroleum Corp.	28,307	1,737,484
Oil Search Ltd. (Australia)	46,206	231,800
Parsley Energy, Inc. (Class A Stock)*	31,117	497,250
PBF Energy, Inc. (Class A Stock)	7,400	241,758
Penn Virginia Corp.*	81	4,379
Penn Virginia Corp. NPV*	529	28,598
PetroChina Co. Ltd. (China) (Class H Stock)	344,000	213,483

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Petronet LNG Ltd. (India)	32,189	$103,247
Phillips 66	7,300	628,895
Pioneer Natural Resources Co.	10,875	1,430,280
Polski Koncern Naftowy ORLEN SA (Poland)	4,502	130,490
PTT Exploration & Production PCL (Thailand)	16,800	58,553
PTT PCL (Thailand), NVDR	106,400	152,438
Reliance Industries Ltd. (India), GDR, 144A	7,200	229,383
Repsol SA (Spain)	123,129	1,993,708
Rosneft Oil Co. PJSC (Russia), GDR	8,560	52,783
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	144,171	4,246,367
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	38,093	1,137,650
SK Innovation Co. Ltd. (South Korea)	478	76,683
S-Oil Corp. (South Korea)	1,337	116,735
Tatneft PJSC (Russia), ADR	1,443	90,940
Thai Oil PCL (Thailand)	33,800	68,814
TOTAL SA (France)	80,572	4,263,702
Ultra Petroleum Corp.*	2,287	1,738
Ultrapar Participacoes SA (Brazil)	45,874	629,684
United Tractors Tbk PT (Indonesia)	18,600	35,475
Williams Cos., Inc. (The)	41,800	921,690

		38,032,901

Paper & Forest Products — 0.1%
UPM-Kymmene OYJ (Finland)	38,520	982,436

Personal Products — 0.2%
Coty, Inc. (Class A Stock)	57,187	375,147
Kao Corp. (Japan)	9,500	705,153
Marico Ltd. (India)	24,109	129,030
Unilever NV (United Kingdom), CVA	15,726	855,325
Unilever PLC (United Kingdom)	51,658	2,709,699

		4,774,354

Pharmaceuticals — 2.5%
Advanz Pharma Corp. (Canada)*	788	15,051
Allergan PLC	7,400	989,083
AstraZeneca PLC (United Kingdom)	23,688	1,776,853
Bayer AG (Germany)	30,878	2,161,808
Catalent, Inc.*	34,020	1,060,744
CSPC Pharmaceutical Group Ltd. (China)	58,000	82,664
GlaxoSmithKline PLC (United Kingdom)	153,737	2,927,292
Jazz Pharmaceuticals PLC*	6,767	838,837
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	9,200	70,896
Johnson & Johnson	35,339	4,560,498
Kyowa Hakko Kirin Co. Ltd. (Japan)	10,100	191,353
Lupin Ltd. (India)	20,359	246,412
Merck & Co., Inc.	49,972	3,818,361
Nektar Therapeutics*	5,278	173,488
Novartis AG (Switzerland)	94,876	8,140,946
Novo Nordisk A/S (Denmark) (Class B Stock)	96,121	4,415,736
Otsuka Holdings Co. Ltd. (Japan)	13,500	552,655
Pfizer, Inc.	158,476	6,917,477
Piramal Enterprises Ltd. (India)	2,394	81,549
Prestige Consumer Healthcare, Inc.*(a)	9,766	301,574

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Revance Therapeutics, Inc.*	15,008	$302,111
Richter Gedeon Nyrt (Hungary)	4,879	94,881
Roche Holding AG (Switzerland)	33,874	8,428,294
Sanofi (France)	12,657	1,097,806
Sino Biopharmaceutical Ltd. (Hong Kong)	102,000	66,873
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	11,465	176,790
TherapeuticsMD, Inc.*(a)	77,854	296,624

		49,786,656

Professional Services — 0.1%
51job, Inc. (China), ADR*	1,657	103,463
Recruit Holdings Co. Ltd. (Japan)	27,500	663,904
RELX PLC (United Kingdom)	66,700	1,375,063
Teleperformance (France)	4,542	727,492

		2,869,922

Real Estate Management & Development — 0.3%
Ayala Land, Inc. (Philippines)	160,300	123,895
CBRE Group, Inc. (Class A Stock)*	48,557	1,944,222
China Overseas Land & Investment Ltd. (China)	236,000	810,745
China Resources Land Ltd. (China)	48,000	183,606
China Vanke Co. Ltd. (China) (Class H Stock)	45,800	155,439
CK Asset Holdings Ltd. (Hong Kong)	213,500	1,546,922
Country Garden Holdings Co. Ltd. (China)	141,000	169,865
Cushman & Wakefield PLC*(a)	15,940	230,652
Emaar Properties PJSC (United Arab Emirates)	75,628	85,024
HFF, Inc. (Class A Stock)	7,458	247,307
Mitsui Fudosan Co. Ltd. (Japan)	55,500	1,224,655

		6,722,332

Retail — 0.0%
Claire’s Private Placement*^	406	351,868

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada)(u)	9,737	1,729,486
Central Japan Railway Co. (Japan)	2,300	485,526
Knight-Swift Transportation Holdings, Inc.(a)	14,926	374,195
Landstar System, Inc.(a)	4,047	387,176
Norfolk Southern Corp.	17,354	2,595,117
Old Dominion Freight Line, Inc.	5,329	658,078
Tokyu Corp. (Japan)	34,200	558,981
West Japan Railway Co. (Japan)	3,600	254,302

		7,042,861

Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.	26,122	2,242,051
Applied Materials, Inc.	24,882	814,637
ASML Holding NV (Netherlands)	21,280	3,357,836
Cabot Microelectronics Corp.	3,676	350,507
Globalwafers Co. Ltd. (Taiwan)	11,000	101,148
Infineon Technologies AG (Germany)	21,588	432,246
MediaTek, Inc. (Taiwan)	17,000	126,437
NVIDIA Corp.	21,324	2,846,754
Power Integrations, Inc.	2,900	176,842
QUALCOMM, Inc.	10,700	608,937
Renesas Electronics Corp. (Japan)*	75,000	338,791

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
SK Hynix, Inc. (South Korea)*	3,458	$187,337
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	147,816	5,455,888
Texas Instruments, Inc.	33,110	3,128,895
Tokyo Electron Ltd. (Japan)	5,900	670,739
Universal Display Corp.(a)	2,209	206,696
Vanguard International Semiconductor Corp. (Taiwan)	52,000	100,495
Win Semiconductors Corp. (Taiwan)	17,000	65,194
Xilinx, Inc.	8,814	750,688

		21,962,118

Software — 1.6%
Adobe, Inc.*	4,525	1,023,735
Aspen Technology, Inc.*	3,998	328,556
Avaya Holdings Corp.*	10,711	155,952
Blackbaud, Inc.	4,273	268,772
Cision Ltd.*	28,171	329,601
Cornerstone OnDemand, Inc.*	5,360	270,305
DocuSign, Inc.*(a)	10,395	416,632
Fair Isaac Corp.*	3,714	694,518
Guidewire Software, Inc.*	4,147	332,714
Instructure, Inc.*	7,115	266,884
Intuit, Inc.	6,199	1,220,273
Kingdee International Software Group Co. Ltd. (China)	91,000	80,005
Microsoft Corp.(u)	132,082	13,415,569
Q2 Holdings, Inc.*	7,656	379,355
Red Hat, Inc.*	2,665	468,081
SailPoint Technologies Holding, Inc.*	32,108	754,217
salesforce.com, Inc.*	30,464	4,172,654
SAP SE (Germany)	35,701	3,574,330
ServiceNow, Inc.*(a)	8,323	1,481,910
Splunk, Inc.*	9,403	985,905
Tableau Software, Inc. (Class A Stock)*	2,449	293,880
Tyler Technologies, Inc.*	1,705	316,823

		31,230,671

Specialty Retail — 0.7%
AutoZone, Inc.*	4,122	3,455,637
Best Buy Co., Inc.	9,500	503,119
Dixons Carphone PLC (United Kingdom)	128,785	197,308
Home Depot, Inc. (The)	3,600	618,552
Industria de Diseno Textil SA (Spain)	67,089	1,717,835
Mr. Price Group Ltd. (South Africa)	22,387	382,453
Murphy USA, Inc.*(a)	8,600	659,104
O’Reilly Automotive, Inc.*	5,713	1,967,157
Ross Stores, Inc.	37,956	3,157,939
Tiffany & Co.(a)	6,300	507,213
Tractor Supply Co.	11,193	933,944
Via Varejo SA (Brazil)	31,162	35,297

		14,135,558

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	49,564	7,818,225
Asustek Computer, Inc. (Taiwan)	13,000	85,283
BOE Technology Group Co. Ltd. (China) (Class A Stock)	82,588	31,642
Catcher Technology Co. Ltd. (Taiwan)	16,000	116,970

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Chicony Electronics Co. Ltd. (Taiwan)	20,000	$40,706
Focus Media Information Technology Co. Ltd. (China) (Class A Stock)	37,400	28,594
Hewlett Packard Enterprise Co.	32,700	431,967
Logitech International SA (Switzerland)	21,233	668,792
Quanta Computer, Inc. (Taiwan)	68,000	116,670
Samsung Electronics Co. Ltd. (South Korea)	96,195	3,332,574
Samsung Electronics Co. Ltd. (South Korea), GDR	1,952	1,692,384

		14,363,807

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG (Germany)	6,616	1,387,975
ANTA Sports Products Ltd. (China)	34,000	163,488
Burberry Group PLC (United Kingdom)(a)	74,178	1,642,113
Carter’s, Inc.	4,121	336,356
CCC SA (Poland)	1,490	77,290
Cie Financiere Richemont SA (Switzerland)	22,995	1,487,711
Columbia Sportswear Co.	6,300	529,767
EssilorLuxottica SA (France)	8,582	1,086,668
Kering SA (France)	3,520	1,659,856
Lululemon Athletica, Inc.*	8,364	1,017,146
LVMH Moet Hennessy Louis Vuitton SE (France)	5,128	1,519,919
PVH Corp.	11,606	1,078,778
Shenzhou International Group Holdings Ltd. (China)	13,000	147,704

		12,134,771

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	101,482	2,862,510

Tobacco — 0.1%
British American Tobacco PLC (United Kingdom)	25,200	805,854
ITC Ltd. (India)	282,636	1,138,578
Japan Tobacco, Inc. (Japan)	17,800	423,681
KT&G Corp. (South Korea)	2,040	185,782

		2,553,895

Trading Companies & Distributors — 0.2%
Applied Industrial Technologies, Inc.	6,204	334,644
BOC Aviation Ltd. (Singapore), 144A	10,500	77,621
Brenntag AG (Germany)	9,549	414,402
Ferguson PLC	24,443	1,566,257
Mitsubishi Corp. (Japan)	21,100	579,539
W.W. Grainger, Inc.	2,818	795,690

		3,768,153

Transportation Infrastructure — 0.0%
DP World Ltd. (United Arab Emirates)	3,453	58,800
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	16,913	137,822
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	7,041	106,204
Shanghai International Airport Co. Ltd. (China) (Class A Stock)	7,900	58,369

		361,195

COMMON STOCKS (continued)	Shares	Value
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV (Mexico) (Class L Stock)	227,034	$161,625
Bharti Airtel Ltd. (India)	5,240	23,452
China Mobile Ltd. (China)	36,500	351,137
Goodman Networks, Inc.*^	3,993	—
Mobile TeleSystems PJSC (Russia), ADR	14,905	104,335
MTN Group Ltd. (South Africa)	6,791	42,012
NII Holdings, Inc.*(a)	8,909	39,289
SK Telecom Co. Ltd. (South Korea)	470	113,571
Taiwan Mobile Co. Ltd. (Taiwan)	13,000	45,029
Tele2 AB (Sweden) (Class B Stock)	78,417	1,003,210
TIM Participacoes SA (Brazil), ADR	4,046	62,066
T-Mobile US, Inc.*(u)	11,471	729,670
Turkcell Iletisim Hizmetleri A/S (Turkey)	46,219	106,143
Vodacom Group Ltd. (South Africa)	17,583	161,345
Vodafone Group PLC (United Kingdom)	905,592	1,772,958

		4,715,842

TOTAL COMMON STOCKS (cost $794,825,501)		756,375,833

PREFERRED STOCKS — 1.2%
Automobiles — 0.0%
Volkswagen AG (Germany) (PRFC)	5,304	846,864

Banks — 0.4%
Banco Bradesco SA (Brazil) (PRFC)	25,735	256,636
Bank of America Corp., Series L, CVT, 7.250%(a)	2,221	2,781,803
Itau Unibanco Holding SA (Brazil) (PRFC)	131,019	1,200,071
Security Bank Corp. (Philippines)	10,350	30,542
Wells Fargo & Co., Series L, CVT, 7.500%	2,713	3,423,725

		7,692,777

Consumer Finance — 0.3%
Mandatory Exchangeable Trust (China), CVT, 144A, 5.750%	34,257	5,286,883

Diversified Financial Services — 0.0%
GMAC Capital Trust I, Series 2, 8.401%	3,000	76,050

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Brazil) (PRFC)	14,526	173,266

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.123%(a)	22,867	1,318,054

Energy Equipment & Services — 0.0%
Nabors Industries Ltd., CVT, 6.000%(a)	18,082	323,668

Equity Real Estate Investment Trusts (REITs) — 0.1%
Crown Castle International Corp., Series A, CVT, 6.875%(a)	1,041	1,095,392
Welltower, Inc., Series I, CVT, 6.500%	11,425	721,489

		1,816,881

Food Products — 0.0%
Bunge Ltd., CVT, 4.875%	8,752	848,944

Health Care Equipment & Supplies — 0.1%
Becton, Dickinson & Co., Series A, CVT, 6.125%	34,065	1,964,529

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	4,787	524,258

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

PREFERRED STOCKS (continued)		Shares	Value
Machinery — 0.1%
Stanley Black & Decker, Inc., CVT, 5.375%(a)		11,588	$1,053,233

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)		13,500	51,621

Multi-Utilities — 0.1%
Dominion Energy, Inc., Series A, CVT, 6.750%		16,200	775,494
DTE Energy Co., CVT, 6.500%		10,622	548,733
Sempra Energy, Series B, CVT, 6.750%(a)		6,825	658,203

			1,982,430

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)		68,373	400,103

Retail — 0.0%
Claire’s Stores, Inc., CVT^		229	364,493

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^		4,751	48

TOTAL PREFERRED STOCKS (cost $25,233,971)			24,724,102

		Units

RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp., expiring 01/23/27^		12,314	9,236

Media — 0.0%
Media General, Inc., CVR^		42,900	2,102

TOTAL RIGHTS (cost $ — )			11,338

WARRANTS* — 0.0%
Transportation
Jack Cooper, expiring 10/27/29^ (cost $ — )		117	—

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 4.4%
Automobiles — 0.8%
Credit Acceptance Auto Loan Trust,
Series 2017-2A, Class B, 144A
3.020%	04/15/26	1,200	1,189,160
DT Auto Owner Trust,
Series 2016-4A, Class C, 144A
2.740%	10/17/22	647	646,652
Series 2016-4A, Class D, 144A
3.770%	10/17/22	3,300	3,304,926
Exeter Automobile Receivables Trust,
Series 2014-3A, Class D, 144A
5.690%	04/15/21	2,350	2,368,648
First Investors Auto Owner Trust,
Series 2015-2A, Class B, 144A
2.750%	09/15/21	1,588	1,586,803
Ford Credit Auto Owner Trust,
Series 2015-B, Class B
2.040%	10/15/20	307	305,699
Series 2016-A, Class A3

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
1.390%	07/15/20	21	$20,500
Hertz Vehicle Financing II LP,
Series 2018-1A, Class A, 144A
3.290%	02/25/24	3,850	3,817,819
Hyundai Auto Receivables Trust,
Series 2016-A, Class D
3.230%	12/15/22	3,080	3,069,022

			16,309,229

Consumer Loans — 0.1%
FREED ABS Trust,
Series 2018-1, Class B, 144A
4.560%	07/18/24	100	100,628
Mariner Finance Issuance Trust,
Series 2017-AA, Class A, 144A
3.620%	02/20/29	1,000	1,000,003
OneMain Financial Issuance Trust,
Series 2015-2A, Class D, 144A
5.640%	07/18/25	226	227,638
Series 2016-1A, Class B, 144A
4.570%	02/20/29	100	101,162
Oportun Funding LLC,
Series 2017-A, Class B, 144A
3.970%(cc)	06/08/23	800	793,263
Regional Management Issuance Trust,
Series 2018-1, Class A, 144A
3.830%	07/15/27	114	114,434
Series 2018-2, Class A, 144A
4.560%	01/18/28	103	103,558
Springleaf Funding Trust,
Series 2017-AA, Class B, 144A
3.100%	07/15/30	115	112,922

			2,553,608

Credit Cards — 0.1%
American Express Credit Account Master Trust,
Series 2014-1, Class A, 1 Month LIBOR + 0.370%
2.825%(c)	12/15/21	126	126,081
Series 2017-8, Class A, 1 Month LIBOR + 0.120%
2.575%(c)	05/16/22	346	345,767
Capital One Multi-Asset Execution Trust,
Series 2014-A3, Class A3, 1 Month LIBOR + 0.380%
2.835%(c)	01/18/22	279	279,026
Series 2014-A4, Class A4, 1 Month LIBOR + 0.360%
2.815%(c)	06/15/22	491	491,409
Series 2016-A1, Class A1, 1 Month LIBOR + 0.450%
2.905%(c)	02/15/22	228	228,206
Citibank Credit Card Issuance Trust,
Series 2017-A1, Class A1, 1 Month LIBOR + 0.250%
2.705%(c)	01/19/21	100	100,004
Series 2017-A4, Class A4, 1 Month LIBOR + 0.220%
2.603%(c)	04/07/22	350	350,000
Discover Card Execution Note Trust,
Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%
2.885%(c)	07/15/21	520	520,060
Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%
2.945%(c)	07/15/24	100	100,208

			2,540,761

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 1.0%
Accredited Mortgage Loan Trust,
Series 2003-3, Class A1
5.210%	01/25/34	94	$96,204
Series 2005-1, Class M1, 1 Month LIBOR + 0.705%
3.211%(c)	04/25/35	2,281	2,281,950
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-FM1, Class A2B, 1 Month LIBOR + 0.090%
2.596%(c)	07/25/36	337	122,161
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W1, Class M2, 1 Month LIBOR + 1.920%
4.426%(c)	03/25/34	1,902	1,866,814
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W7, Class A2, 1 Month LIBOR + 0.780%
3.286%(c)	03/25/34	679	672,467
Asset-Backed Funding Certificates Trust,
Series 2006-OPT2, Class A2, 1 Month LIBOR + 0.140%
2.646%(c)	10/25/36	272	260,117
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE7, Class M1, 1 Month LIBOR + 0.975%
3.430%(c)	12/15/33	3,368	3,366,006
Series 2005-HE6, Class M3, 1 Month LIBOR + 0.795%
3.301%(c)	07/25/35	1,347	1,345,227
Countrywide Asset-Backed Certificates,
Series 2007-2, Class 2A3, 1 Month LIBOR + 0.140%
2.646%(c)	08/25/37	128	125,453
GSAA Home Equity Trust,
Series 2007-5, Class 1AV1, 1 Month LIBOR + 0.100%
2.606%(c)	05/25/37	84	42,645
Home Equity Asset Trust,
Series 2005-9, Class 2A4, 1 Month LIBOR + 0.340%
2.846%(c)	04/25/36	26	26,245
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-C, Class M1, 1 Month LIBOR + 0.840%
3.346%(c)	03/25/35	1,180	1,173,390
Series 2005-B, Class M2, 1 Month LIBOR + 0.705%
3.211%(c)	08/25/35	365	364,820
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AV4, 1 Month LIBOR + 0.150%
2.656%(c)	08/25/36	34	33,370
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A2, 1 Month LIBOR + 0.110%
2.616%(c)	11/25/36	87	39,417
Series 2006-HE4, Class A3, 1 Month LIBOR + 0.150%
2.656%(c)	11/25/36	111	50,675
Merrill Lynch Mortgage Investors Trust,
Series 2005-AR1, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	06/25/36	686	688,268
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-SD3, Class M1, 1 Month LIBOR + 1.050%, 144A
3.556%(c)	06/25/34	20	19,704
Series 2005-HE3, Class M4, 1 Month LIBOR + 0.975%
3.481%(c)	07/25/35	52	51,708
Series 2007-HE7, Class A2B, 1 Month LIBOR + 1.000%
3.506%(c)	07/25/37	61	60,372
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV3, 1 Month LIBOR + 0.180%
2.686%(c)	06/25/37	62	61,928

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE1, Class M1, 1 Month LIBOR + 0.410%
2.916%(c)	02/25/36	41	$41,012
NovaStar Mortgage Funding Trust,
Series 2003-1, Class A2, 1 Month LIBOR + 0.780%
3.286%(c)	05/25/33	1,000	995,259
Series 2003-4, Class M1, 1 Month LIBOR + 1.065%
3.571%(c)	02/25/34	1,284	1,271,232
Series 2006-4, Class A2C, 1 Month LIBOR + 0.150%
2.656%(c)	09/25/36	176	96,727
Series 2006-4, Class A2D, 1 Month LIBOR + 0.250%
2.756%(c)	09/25/36	70	38,557
Series 2007-1, Class A1A, 1 Month LIBOR + 0.130%
2.636%(c)	03/25/37	284	210,351
Option One Mortgage Loan Trust,
Series 2005-3, Class M2, 1 Month LIBOR + 0.735%
3.241%(c)	08/25/35	49	48,868
RASC Trust,
Series 2004-KS5, Class AI5
4.844%(cc)	06/25/34	190	192,491
Series 2005-KS12, Class M1, 1 Month LIBOR + 0.440%
2.946%(c)	01/25/36	2,728	2,725,969
Series 2005-KS2, Class M1, 1 Month LIBOR + 0.645%
3.151%(c)	03/25/35	32	31,749
Saxon Asset Securities Trust,
Series 2001-3, Class AV1, 1 Month LIBOR + 0.540%
3.046%(c)	09/25/31	45	44,738
Soundview Home Loan Trust,
Series 2006-1, Class A4, 1 Month LIBOR + 0.300%
2.806%(c)	02/25/36	82	81,906
Series 2006-EQ1, Class A3, 1 Month LIBOR + 0.160%
2.666%(c)	10/25/36	138	136,454
Series 2006-OPT1, Class 1A1, 1 Month LIBOR + 0.180%
2.686%(c)	03/25/36	320	317,273
Series 2006-OPT2, Class A3, 1 Month LIBOR + 0.180%
2.686%(c)	05/25/36	63	63,096
Series 2006-OPT3, Class 1A1, 1 Month LIBOR + 0.155%
2.661%(c)	06/25/36	454	450,376
Series 2006-OPT4, Class 1A1, 1 Month LIBOR + 0.150%
2.656%(c)	06/25/36	270	265,765
Series 2007-1, Class 2A3, 1 Month LIBOR + 0.170%
2.676%(c)	03/25/37	80	79,763
Series 2007-OPT3, Class 2A3, 1 Month LIBOR + 0.180%
2.686%(c)	08/25/37	69	67,389
Structured Asset Securities Corp. Pass-Through Certificates,
Series 2002-AL1, Class A2
3.450%	02/25/32	60	59,558
Terwin Mortgage Trust,
Series 2006-3, Class 2A2, 1 Month LIBOR + 0.210%, 144A
2.716%(c)	04/25/37	84	81,723

			20,049,197

Manufactured Housing — 0.0%
Mid-State Capital Corp. Trust,
Series 2006-1, Class A, 144A
5.787%	10/15/40	520	556,693

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other — 0.6%
Business Jet Securities LLC,
Series 2018-1, Class A, 144A
4.335%	02/15/33	1,836	$1,846,193
Golden Bear LLC,
Series 2016-1A, Class A, 144A
3.750%	09/20/47	1,865	1,855,331
Progress Residential Trust,
Series 2015-SFR2, Class B, 144A
3.138%	06/12/32	900	892,028
Series 2017-SFR2, Class A, 144A
2.897%	12/17/34	4,900	4,811,721
Vantage Data Centers Issuer LLC,
Series 2018-1A, Class A2, 144A
4.072%	02/16/43	1,983	1,987,302
Westgate Resorts LLC,
Series 2014-1A, Class A, 144A
2.150%	12/20/26	496	494,761

			11,887,336

Residential Mortgage-Backed Securities — 1.8%
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD1, Class A, 1 Month LIBOR + 0.900%
3.406%(c)	12/25/33	107	106,191
Carrington Mortgage Loan Trust,
Series 2006-NC2, Class A3, 1 Month LIBOR + 0.150%
2.656%(c)	06/25/36	415	408,237
Series 2007-FRE1, Class A2, 1 Month LIBOR + 0.200%
2.706%(c)	02/25/37	97	96,328
Series 2007-RFC1, Class A2, 1 Month LIBOR + 0.100%
2.606%(c)	12/25/36	44	43,671
Series 2005-NC5, Class M1, 1 Month LIBOR + 0.480%
2.986%(c)	10/25/35	344	343,372
Countrywide Asset-Backed Certificates,
Series 2005-AB4, Class 2A1, 1 Month LIBOR + 0.270%
2.776%(c)	03/25/36	2,127	1,948,157
Series 2006-8, Class 2A3, 1 Month LIBOR + 0.160%
2.666%(c)	12/25/35	138	135,849
Series 2006-BC3, Class 2A3, 1 Month LIBOR + 0.240%
2.746%(c)	02/25/37	121	119,910
Countrywide Asset-Backed Certificates Trust,
Series 2005-16, Class MV1, 1 Month LIBOR + 0.460%
2.966%(c)	05/25/36	2,000	1,972,396
Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160%
2.666%(c)	09/25/46	112	109,885
Series 2006-14, Class 2A2, 1 Month LIBOR + 0.150%
2.656%(c)	02/25/37	26	25,847
Series 2006-18, Class 2A2, 1 Month LIBOR + 0.160%
2.666%(c)	03/25/37	243	239,497
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB8, Class A1, 1 Month LIBOR + 0.140%
2.646%(c)	10/25/36	158	143,268
Ellington Loan Acquisition Trust,
Series 2007-2, Class A2E, 1 Month LIBOR + 1.100%, 144A
3.606%(c)	05/25/37	37	37,628
Equity One Mortgage Pass-Through Trust,
Series 2003-2, Class M1
5.050%(cc)	09/25/33	71	71,961

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
FBR Securitization Trust,
Series 2005-5, Class M1, 1 Month LIBOR + 0.690%
3.196%(c)	11/25/35	144	$142,735
Fieldstone Mortgage Investment Trust,
Series 2006-2, Class 2A3, 1 Month LIBOR + 0.270%
2.585%(c)	07/25/36	58	32,360
First Franklin Mortgage Loan Trust,
Series 2003-FF4, Class M1, 1 Month LIBOR + 1.800%
4.149%(c)	10/25/33	2,147	2,149,707
Series 2004-FFH3, Class M1, 1 Month LIBOR + 0.870%
3.376%(c)	10/25/34	1,079	1,077,544
Series 2006-FF8, Class IA1, 1 Month LIBOR + 0.140%
2.646%(c)	07/25/36	222	218,645
Series 2006-FF12, Class A4, 1 Month LIBOR + 0.140%
2.646%(c)	09/25/36	26	25,550
Series 2006-FF14, Class A5, 1 Month LIBOR + 0.160%
2.666%(c)	10/25/36	393	382,869
Fremont Home Loan Trust,
Series 2005-1, Class M4, 1 Month LIBOR + 1.020%
3.526%(c)	06/25/35	71	71,218
Series 2005-A, Class M2, 1 Month LIBOR + 0.690%
3.196%(c)	01/25/35	360	360,028
Series 2006-1, Class 1A1, 1 Month LIBOR + 0.155%
2.661%(c)	04/25/36	175	172,100
GMAT Trust,
Series 2013-1A, Class A, 144A
6.967%	11/25/43	19	19,040
GSAMP Trust,
Series 2002-HE2, Class A2, 1 Month LIBOR + 1.040%, 144A
3.510%(c)	10/20/32	49	49,511
Series 2005-WMC1, Class M1, 1 Month LIBOR + 0.735%
3.241%(c)	09/25/35	67	66,185
Series 2006-FM1, Class A1, 1 Month LIBOR + 0.160%
2.666%(c)	04/25/36	185	144,661
Series 2006-HE3, Class A2C, 1 Month LIBOR + 0.160%
2.666%(c)	05/25/46	183	180,728
Series 2007-HE1, Class A2C, 1 Month LIBOR + 0.150%
2.656%(c)	03/25/47	263	255,955
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2006-C, Class 2A, 1 Month LIBOR + 0.130%
2.636%(c)	08/25/36	164	153,729
Series 2006-C, Class 3A3, 1 Month LIBOR + 0.150%
2.656%(c)	08/25/36	78	75,340
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH3, Class A1A, 1 Month LIBOR + 0.170%
2.676%(c)	03/25/37	525	520,017
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H1, Class 1A1, 1 Month LIBOR + 1.000%
3.506%(c)	10/25/37	210	211,064
MFA LLC,
Series 2018-NPL1, Class A1, 144A
3.875%	05/25/48	4,775	4,716,300
Series 2018-NPL2, Class A1, 144A
4.164%	07/25/48	813	813,358
New Century Home Equity Loan Trust,
Series 2006-2, Class A2B, 1 Month LIBOR + 0.160%
2.666%(c)	08/25/36	177	166,856

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Ownit Mortgage Loan Trust,
Series 2006-1, Class AV, 1 Month LIBOR + 0.230%
2.736%(c)	12/25/35	132	$129,929
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-MHQ1, Class M2, 1 Month LIBOR + 1.125%
3.631%(c)	12/25/34	882	882,328
Series 2004-WWF1, Class M4, 1 Month LIBOR + 1.650%
4.156%(c)	12/25/34	2,571	2,591,250
People’s Choice Home Loan Securities Trust,
Series 2005-4, Class 1A2, 1 Month LIBOR + 0.520%
3.026%(c)	12/25/35	40	38,885
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class M1, 1 Month LIBOR + 0.460%
2.966%(c)	09/25/35	120	119,592
Pretium Mortgage Credit Partners I LLC,
Series 2017-NPL5, Class A1, 144A
3.327%(cc)	12/30/32	2,003	1,979,277
Series 2018-NPL2, Class A1, 144A
3.700%	03/27/33	602	593,914
Series 2018-NPL4, Class A1, 144A
4.826%	09/25/58	1,236	1,238,070
RAAC Trust,
Series 2007-SP2, Class A2, 1 Month LIBOR + 0.400%
2.906%(c)	06/25/47	35	34,861
RAMP Trust,
Series 2006-RZ3, Class M1, 1 Month LIBOR + 0.350%
2.856%(c)	08/25/36	5,060	4,981,279
RASC Trust,
Series 2007-KS3, Class AI3, 1 Month LIBOR + 0.250%
2.756%(c)	04/25/37	89	87,479
Saxon Asset Securities Trust,
Series 2005-4, Class A2D, 1 Month LIBOR + 0.310%
2.816%(c)	11/25/37	28	28,164
Series 2007-1, Class A2C, 1 Month LIBOR + 0.150%
2.656%(c)	01/25/47	115	112,719
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-NC3, Class A1, 1 Month LIBOR + 0.140%
2.646%(c)	09/25/36	164	114,843
Series 2007-NC2, Class A2B, 1 Month LIBOR + 0.140%
2.646%(c)	01/25/37	62	45,188
Soundview Home Loan Trust,
Series 2005-2, Class M5, 1 Month LIBOR + 0.990%
3.496%(c)	07/25/35	57	57,148
Series 2005-OPT3, Class A1, 1 Month LIBOR + 0.260%
2.766%(c)	11/25/35	115	114,612
Stanwich Mortgage Loan Trust,
Series 2018-NPB1, Class A1, 144A
4.016%	05/16/23	3,455	3,437,632
Structured Asset Investment Loan Trust,
Series 2006-2, Class A3, 1 Month LIBOR + 0.360%
2.866%(c)	04/25/36	184	182,005
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC5, Class A4, 1 Month LIBOR + 0.170%
2.676%(c)	12/25/36	43	41,515
Series 2007-WF1, Class A4, 1 Month LIBOR + 0.200%
2.706%(c)	02/25/37	145	143,405
Towd Point Mortgage Trust,
Series 2015-3, Class A4B, 144A
3.500%(cc)	03/25/54	123	122,540

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2016-4, Class A1, 144A
2.250%(cc)	07/25/56	189	$183,981
Series 2017-6, Class A1, 144A
2.750%(cc)	10/25/57	84	82,240
VOLT LXIV LLC,
Series 2017-NP11, Class A1, 144A
3.375%	10/25/47	382	378,479
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2006-3, Class A2, 1 Month LIBOR + 0.150%
2.656%(c)	01/25/37	45	44,306

			35,573,338

TOTAL ASSET-BACKED SECURITIES (cost $89,760,341)			89,470,162

BANK LOANS — 5.2%
Advertising — 0.0%
ABG Intermediate Holdings 2 LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%^
6.022%(c)	09/27/24	150	142,140
Red Ventures LLC,
Term Loan
—%(p)	11/08/24	294	278,851

			420,991

Aerospace & Defense — 0.1%
Transdigm, Inc.,
2018 New Tranche E Term Loans, 1 Month LIBOR + 2.500%
5.022%(c)	05/30/25	995	936,532
New Tranche G Term Loans, 1 Month LIBOR + 2.500%
5.022%(c)	08/22/24	99	93,611

			1,030,143

Airlines — 0.1%
American Airlines, Inc.,
2017 Replacement Class B Term Loan, 1 Month LIBOR + 2.000%
4.455%(c)	12/14/23	990	939,321
2018 Replacement Term Loan, 1 Month LIBOR + 1.750%
4.256%(c)	06/27/25	100	94,000

			1,033,321

Apparel — 0.0%
Tumi, Inc.,
Initial Tranche B Term Loan, 1 Month LIBOR + 1.750%
4.272%(c)	04/25/25	597	567,150

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 - 3 Month LIBOR + 2.250%
4.747%(c)	04/06/24	285	270,124
4.747%(c)	04/06/24	200	189,420

			459,544

Biotechnology — 0.0%
Concordia International Corp. (Canada),
Term Loan, 1 Month LIBOR + 5.500%
7.887%(c)	09/06/24	547	517,151

Building Materials — 0.0%
Continental Building Products LLC,
Second Lien Closing Date Term Loan, 1 Month LIBOR + 2.250%
4.327%(c)	02/26/21	68	64,799

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Building Materials (continued)
Janus International Group LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%^
5.522%(c)	02/12/25	99	$96,016
Summit Materials LLC,
New Term Loan B, 1 Month LIBOR + 2.000%
4.522%(c)	11/21/24	497	475,411

			636,226

Chemicals — 0.1%
Axalta Coating Systems US Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%
4.553%(c)	06/03/24	497	467,644
Chemours Co.,
Term Loan
—%(p)	04/03/25	995	952,701
Trinseo Materials Operating SCA,
2018 Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	09/06/24	1,094	1,042,472

			2,462,817

Commercial Services — 0.3%
Camelot US Acquisition I Co.,
2017-2 Refinancing Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/03/23	46	44,222
5.772%(c)	10/03/23	26	25,185
5.772%(c)	10/03/23	4	3,492
5.772%(c)	10/03/23	2	1,771
CHG Healthcare Services, Inc.,
New Term Loan, 1 - 3 Month LIBOR + 3.000%
5.525%(c)	06/07/23	811	778,991
5.525%(c)	06/07/23	455	437,254
Garda World Security Corp. (Canada),
New Incremental Term B Loan, 3 Month LIBOR + 3.500%/PRIME + 2.500%
7.329%(c)	05/24/24	710	675,545
7.329%(c)	05/24/24	2	1,719
NorthRiver Midstream Finance LP (Canada),
Initial Term B Loan, 3 Month LIBOR + 3.250%
5.646%(c)	10/01/25	85	83,172
Prime Security Services Borrower LLC,
Term B-1 Loan, 1 Month LIBOR + 2.750%
5.272%(c)	05/02/22	1,211	1,158,119
5.272%(c)	05/02/22	147	140,257
St. George’s University Scholastic Services LLC,
Term loan
—%(p)	07/17/25	16	15,434
—%(p)	07/17/25	2	1,670
Term Loan, 1 Month LIBOR + 3.500%
6.030%(c)	07/17/25	267	263,574
Syniverse Holdings, Inc.,
Tranche C Term Loan, 1 Month LIBOR + 5.000%^
7.455%(c)	03/09/23	513	446,118
Team Health Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/06/24	1,448	1,295,990
Trans Union LLC,
2018 Incremental Term B-4 Loan, 1 Month LIBOR + 2.000%
4.522%(c)	06/19/25	498	477,807

			5,850,320

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Computers — 0.0%
Dell International LLC,
Refinancing Term B Loan, 1 Month LIBOR + 2.000%
4.530%(c)	09/07/23	497	$476,483
Ensono LP,
First Lien Term Loan, 1 Month LIBOR + 5.250%
7.772%(c)	06/27/25	100	97,759
VeriFone Systems, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%
6.645%(c)	08/20/25	139	133,903

			708,145

Distribution/Wholesale — 0.0%
CSC SW Holdco, Inc.,
Term B-1 Loan, 3 Month LIBOR +3.250%
5.686%(c)	11/14/22	245	232,765

Diversified Financial Services — 0.0%
Advisor Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%^
6.272%(c)	08/15/25	130	127,277
Dakota Holding Corp.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	02/13/25	66	62,653

			189,930

Electric — 0.3%
AES Corp.,
2018 Other Term Loan, 3 Month LIBOR + 1.750%^
4.456%(c)	05/31/22	706	689,786
Calpine Construction Finance Co. LP,
Term B Loan, 1 Month LIBOR + 2.500%
5.022%(c)	01/15/25	995	936,105
Edgewater Generation LLC,
Term Loan, 1 Month LIBOR + 3.750%^
6.272%(c)	12/13/25	203	197,925
Exgen Renewables IV LLC,
Loan, 3 Month LIBOR + 3.000%^
5.710%(c)	11/28/24	46	43,672
Frontera Generation Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 4.250%^
6.629%(c)	05/02/25	896	859,919
6.629%(c)	05/02/25	97	92,881
Invenergy Thermal Operating I LLC,
Term Loan, 3 Month LIBOR + 3.500%
6.303%(c)	08/28/25	487	479,250
Kestrel Acquisition LLC,
Term B Advance, 1 Month LIBOR + 4.250%^
6.780%(c)	06/02/25	498	487,550
Talen Energy Supply LLC,
Senior Secured Initial Term Loan, 1 Month LIBOR + 4.000%
6.522%(c)	04/13/24	550	540,909
Term Loan
—%(p)	11/14/25	529	530,499
Vistra Operations Company LLC,
2016 Incremental Term B-2 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	12/14/23	98	97,691
Initial Term B-1 Loan, 1 Month LIBOR + 2.000%
4.522%(c)	08/04/23	1,443	1,383,264

			6,339,451

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Energy-Alternate Sources — 0.0%
CPV Shore Holdings, LLC,
Term Loan^
—%(p)	12/14/25	58	$57,426
TerraForm Power Operating LLC,
Specified Refinancing Term Loan, 1 Month LIBOR + 2.000%^
4.522%(c)	11/08/22	497	476,343

			533,769

Entertainment — 0.5%
Alpha Topco Ltd. (United Kingdom),
2018 Incremental New Facility B3 (USD) Loan, 1 Month LIBOR + 2.500%
5.022%(c)	02/01/24	645	606,300
AMC Entertainment,
Term Loan
—%(p)	12/15/22	750	720,000
Aristocrat Technologies, Inc. (Australia),
Term B-3 Loan, 3 Month LIBOR + 1.750%
4.219%(c)	10/19/24	636	606,318
4.219%(c)	10/19/24	491	468,504
4.219%(c)	10/19/24	138	131,267
CEOC LLC,
Term B Loan, 1 Month LIBOR + 2.000%
4.522%(c)	10/06/24	1,244	1,175,314
Crown Finance US, Inc.,
Initial Dollar Tranche Term Loan, 1 Month LIBOR + 2.500%
5.022%(c)	02/28/25	664	627,720
Gateway Casinos & Entertainment Ltd. (Canada),
Initial Term Loan, 3 Month LIBOR + 3.000%^
5.803%(c)	12/01/23	333	323,610
Greektown Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	04/25/24	995	980,854
Live Nation Entertainment, Inc.,
Term Loan
—%(p)	10/27/23	300	292,875
Nai Entertainment Holdings LLC,
Tranche B Term Loan, 1 Month LIBOR + 2.500%^
5.030%(c)	05/08/25	399	373,065
Penn National Gaming, Inc.,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
4.705%(c)	10/15/25	1,000	960,701
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 - 2 Month LIBOR + 2.750%
5.259%(c)	08/14/24	803	751,888
5.259%(c)	08/14/24	192	179,918
WMG Acquisition Corp.,
Tranche F Term Loan, 1 Month LIBOR + 2.125%^
4.647%(c)	11/01/23	2,100	1,900,500

			10,098,834

Foods — 0.3%
Albertson’s LLC,
Replacement 2017-1 Term B-5 Loan, 3 Month LIBOR + 3.000%
5.822%(c)	12/21/22	168	161,066
Replacement 2017-1 Term B-6 Loan, 3 Month LIBOR + 3.000%
5.691%(c)	06/22/23	1,960	1,864,008
Dole Food Co., Inc.,
Tranche B Term Loan, 1 - 3 Month LIBOR + 2.750%/PRIME + 1.750%
5.706%(c)	04/06/24	424	406,647

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
Foods (continued)
5.706%(c)	04/06/24	324		$310,661
5.706%(c)	04/06/24	324		310,661
5.706%(c)	04/06/24	109		104,196
5.706%(c)	04/06/24	109		104,196
5.706%(c)	04/06/24	22		20,711
5.706%(c)	04/06/24	7		6,946
5.706%(c)	04/06/24	—	(r)	324
5.706%(c)	04/06/24	—	(r)	109
H-Food Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 3.688%
6.210%(c)	05/23/25	597		569,389
JBS USA LUX SA,
Initial Term Loan, 1 - 3 Month LIBOR + 2.500%
5.162%(c)	10/30/22	1,062		1,018,536
5.162%(c)	10/30/22	182		174,611
Moran Foods LLC,
Initial Term Loan, 3 Month LIBOR + 6.000%
8.803%(c)	12/05/23	565		274,149
Post Holdings, Inc.,
Replacement Series A Incremental Term Loan, 1 Month LIBOR + 2.000%
4.510%(c)	05/24/24	459		442,493
4.510%(c)	05/24/24	142		136,952
United Natural Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.684%(c)	10/22/25	605		493,075

				6,398,730

Healthcare-Products — 0.1%
Albany Molecular Research, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	08/30/24	497		469,187
Mallinckrodt International Finance SA,
2017 Term B Loan, 3 Month LIBOR + 2.750%
5.553%(c)	09/24/24	979		891,680
2018 Incremental Term Loan, 3 Month LIBOR + 3.000%
5.618%(c)	02/24/25	37		33,693

				1,394,560

Healthcare-Services — 0.2%
Air Medical Group Holdings, Inc.,
2017-2 New Term Loan, 1 Month LIBOR + 4.250%
6.754%(c)	03/14/25	56		52,887
CHS/Community Health Systems, Inc.,
Incremental 2021 Term H Loan, 3 Month LIBOR + 3.250%
5.957%(c)	01/27/21	989		944,592
CP VI Bella Topco LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 2.750%^
5.272%(c)	12/28/24	497		477,588
CVS Holdings I LP,
First Lien Initial Term Loan, 1 Month LIBOR + 2.750%^
5.280%(c)	02/06/25	249		233,822
Envision Healthcare Corp.,
Initial Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	10/10/25	1,210		1,126,981
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
5.553%(c)	06/07/23	1,120		1,052,698

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Healthcare-Services (continued)
National Mentor Holdings, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 3.000%
5.803%(c)	01/31/21	67	$66,115
Sound Inpatient Physicians, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	06/27/25	498	481,331

			4,436,014

Holding Companies-Diversified — 0.0%
Quidditch Acquisition, Inc.,
Term B Loan (First Lien), 1 Month LIBOR + 7.000%^
9.470%(c)	03/21/25	248	244,399
9.470%(c)	03/21/25	1	617

			245,016

Household Products/Wares — 0.1%
Prestige Brands, Inc.,
New Term B-4 Loan, 1 Month LIBOR + 2.000%
4.522%(c)	01/26/24	892	854,455
Spectrum Brands,
2017 Replacement USD Term Loan, 1 - 3 Month LIBOR + 2.000%
4.510%(c)	06/23/22	92	89,865
4.510%(c)	06/23/22	81	78,707
4.510%(c)	06/23/22	59	57,802
4.510%(c)	06/23/22	15	14,751
4.510%(c)	06/23/22	1	614

			1,096,194

Insurance — 0.1%
Alliant Holdings Intermediate LLC,
Initial Term Loan (2018), 1 Month LIBOR + 2.750%
5.205%(c)	05/09/25	131	123,123
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	11/03/24	722	689,975
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%^
9.022%(c)	08/04/25	177	171,981
HUB International Ltd.,
Initial Term Loan, 3 Month LIBOR + 2.875%
5.365%(c)	04/25/25	597	562,175
USI, Inc.,
Term Loan B, 3 Month LIBOR + 3.000%
5.803%(c)	05/16/24	1,131	1,065,060

			2,612,314

Internet — 0.1%
Go Daddy Operating Co. LLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	02/15/24	169	160,806
4.772%(c)	02/15/24	127	120,720
GoodRX, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
5.432%(c)	10/10/25	167	159,754
Hoya Midco LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
6.022%(c)	06/30/24	407	386,205
6.022%(c)	06/30/24	90	85,451
Shutterfly, Inc.,
Incremental Term Loan, 1 Month LIBOR + 2.750%
5.280%(c)	08/17/24	247	238,562

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Internet (continued)
Web.com Group, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
6.170%(c)	10/10/25	206	$198,129

			1,349,627

Investment Companies — 0.1%
LSF9 Atlantis Holdings LLC,
Senior Lien Term Loan, 1 Month LIBOR + 6.000%^
8.380%(c)	05/01/23	621	583,795
UFC Holdings LLC,
Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.780%(c)	08/18/23	60	58,116
Term Loan (Second Lien), 1 Month LIBOR + 7.500%
10.022%(c)	08/18/24	170	167,206

			809,117

Leisure Time — 0.0%
24 Hour Fitness Worldwide, Inc.,
Term Loan, 1 Month LIBOR + 3.500%
6.022%(c)	05/26/25	211	205,770
Bombardier Recreational Products, Inc. (Canada),
Term Loan B, 1 Month LIBOR + 2.000%
4.520%(c)	05/23/25	599	577,303

			783,073

Lodging — 0.2%
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	04/18/24	1,093	1,033,310
Golden Nugget, Inc.,
B Term Loan, 3 Month LIBOR + 2.750%
5.216%(c)	10/04/23	146	138,965
5.216%(c)	10/04/23	117	111,630
Hilton Worldwide Finance LLC,
Series B-2 Term Loan, 1 Month LIBOR + 1.750%
4.256%(c)	10/25/23	319	306,520
Las Vegas Sands LLC,
Term B Loan, 1 Month LIBOR + 1.750%
4.272%(c)	03/27/25	1,293	1,231,547
Wyndham Hotels & Resorts, Inc.,
Term B Loan, 1 Month LIBOR + 1.750%
4.272%(c)	05/30/25	299	290,273

			3,112,245

Machinery-Construction & Mining — 0.1%
Brookfield WEC Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
6.272%(c)	08/01/25	99	95,174
Second Lien Initial Term Loan, 1 Month LIBOR + 6.750%
9.272%(c)	08/03/26	305	294,402
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%^
6.707%(c)	11/30/23	1,065	963,825

			1,353,401

Machinery-Diversified — 0.0%
Rexnord LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	08/21/24	41	39,726

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Machinery-Diversified (continued)
Zodiac Pool Solutions LLC (Spain),
USD Term Loan, 1 Month LIBOR + 2.250%
4.772%(c)	07/02/25	498	$475,942

			515,668

Media — 0.5%
Altice Financing SA (Luxembourg),
March 2017 Term Loan, 1 Month LIBOR + 2.750%
5.197%(c)	07/15/25	500	469,375
Charter Communications Operating LLC,
Term B Loan, 1 Month LIBOR + 2.000%
4.530%(c)	04/30/25	1,020	974,976
Clear Channel Communications,
Tranche D Term Loan, 1 - 3 Month LIBOR + 6.750%
8.970%(c)	01/30/19	239	157,919
Tranche E Term Loan, 1 - 3 Month LIBOR + 7.500%
9.768%(c)	07/30/19	250	165,479
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.705%(c)	07/17/25	2,000	1,879,929
October 2018 Incremental Term Loan, 3 Month LIBOR + 2.250%
4.745%(c)	01/15/26	1,125	1,073,820
Gray Television, Inc.,
Term Loan
—%(p)	11/02/25	1,000	964,290
Meredith Corp.,
Term Loan
—%(p)	01/31/25	85	82,160
Nielsen Finance LLC,
Class B-4 Term Loan, 1 Month LIBOR + 2.000%
4.387%(c)	10/04/23	698	674,907
Numericable US LLC (France),
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
6.143%(c)	01/31/26	499	460,867
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	02/01/24	59	55,302
Sinclair Broadcast Group,
Term Loan
—%(p)	01/03/24	100	94,509
Unitymedia Finance LLC (Germany),
Facility E Loan, 1 Month LIBOR + 2.000%
4.455%(c)	06/01/23	1,078	1,045,854
Univision Communications, Inc.,
2017 Replacement Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	03/15/24	819	737,622
Ziggo Secured Finance Partnership (Netherlands),
Term Loan E, 1 Month LIBOR + 2.500%
4.955%(c)	04/15/25	1,045	982,953

			9,819,962

Mining — 0.0%
Aleris International, Inc.,
Initial Term Loan, 2 Month LIBOR + 4.750%
7.245%(c)	02/27/23	244	240,931

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Term Loan^
—%(p)	05/15/22	130	130,224

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Oil & Gas — 0.2%
California Resources Corp.,
Term Loan (08/16), 1 Month LIBOR + 10.375%
12.897%(c)	12/31/21	417	$396,150
Term Loan (11/17), 1 Month LIBOR + 4.750%^
7.256%(c)	12/31/22	849	789,198
Encino Acquisition Partners Holdings LLC,
Second Lien Initial Term Loan, 1 Month LIBOR + 6.750%^
9.073%(c)	10/29/25	262	246,187
Gulf Finance LLC,
Tranche B Term Loan, 1 - 3 Month LIBOR + 5.250%
7.920%(c)	08/25/23	298	224,639
KCA Deutag,
Term Loan^
—%(p)	02/28/23	241	196,561
MEG Energy Corp. (Canada),
Initial Term Loan, 1 Month LIBOR + 3.500%
6.030%(c)	12/31/23	41	39,832
Ultra Resources, Inc.,
Senior Secured Term Loan, 3 Month LIBOR + 3.500%
5.802%(c)	04/12/24	1,524	1,370,331

			3,262,898

Packaging & Containers — 0.1%
Berry Global, Inc.,
Term S Loan, 1 Month LIBOR + 1.750%
4.137%(c)	02/08/20	438	429,722
Term T Loan, 1 Month LIBOR + 1.750%
4.137%(c)	01/06/21	500	487,143
Berry Plastics Corp.,
Term Q Loan, 1 Month LIBOR + 2.000%
4.387%(c)	10/01/22	100	97,500
BWay Holding Co.,
Initial Term Loan, 3 Month LIBOR + 3.250%
5.658%(c)	04/03/24	313	294,409
Consolidated Container Co. LLC,
2018 Refinancing Term Loan, 1 Month LIBOR + 2.750%^
5.272%(c)	05/22/24	70	67,438
5.272%(c)	05/22/24	14	13,144
Flex Acquisition Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.349%(c)	12/29/23	431	404,952
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/05/23	624	593,739
5.272%(c)	02/05/23	230	219,143
5.272%(c)	02/05/23	141	133,788

			2,740,978

Pharmaceuticals — 0.2%
Alphabet Holding Co., Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
6.022%(c)	09/26/24	107	95,896
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.379%(c)	06/02/25	1,299	1,240,903
Endo Luxembourg Finance Co.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.813%(c)	04/29/24	1,457	1,370,016

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Pharmaceuticals (continued)
NVA Holdings, Inc.,
Term B-3 Loan (First Lien), 1 Month LIBOR + 2.750%
5.272%(c)	02/02/25	1,095	$1,028,830
Syneos Health, Inc.,
Replacement Term B Loan, 1 Month LIBOR + 2.000%
4.522%(c)	08/01/24	139	134,145
4.522%(c)	08/01/24	124	119,316
4.522%(c)	08/01/24	28	27,429

			4,016,535

Pipelines — 0.1%
Energy Transfer Equity LP,
Refinanced Term Loan, 1 Month LIBOR + 2.000%
4.522%(c)	02/02/24	1,000	972,500
GIP III Stetson I LP,
Initial Term Loan, 3 Month LIBOR + 4.250%^
6.695%(c)	07/18/25	1,075	1,034,688
Medallion Midland Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/30/24	99	92,533
Oryx Southern Delaware Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%^
5.772%(c)	02/28/25	99	91,041

			2,190,762

Real Estate — 0.1%
Brookfield Property, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.500%
5.022%(c)	08/27/25	1,062	997,760
5.022%(c)	08/27/25	312	293,141
5.022%(c)	08/27/25	41	38,695
Lightstone HoldCo LLC,
2018 Refinancing Term B Facility, 1 Month LIBOR + 3.750%
6.272%(c)	01/30/24	670	634,257
2018 Refinancing Term C Facility, 1 Month LIBOR + 3.750%
6.272%(c)	01/30/24	36	34,066

			1,997,919

Real Estate Investment Trusts (REITs) — 0.1%
ESH Hospitality Inc,
Third Repriced Term Loans, 1 Month LIBOR + 2.000%
4.522%(c)	08/30/23	467	447,350
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 2.000%
4.504%(c)	12/20/24	1,250	1,194,688

			1,642,038

Retail — 0.2%
AI Aqua Merger Sub, Inc.,
2018 Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	12/13/23	20	18,833
At Home Holding III, Inc.,
Term Loan, 3 Month LIBOR + 3.500%
6.027%(c)	06/03/22	250	240,938
BC Unlimited Liability Co. (Canada),
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.772%(c)	02/16/24	551	523,319
4.772%(c)	02/16/24	446	424,283

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Retail (continued)
BJ’s Wholesale Club, Inc.,
2018 Other Term Loan, 1 Month LIBOR + 3.000%
5.432%(c)	02/05/24	151	$146,210
Claire’s Stores, Inc.,
Term loan^
—%(p)	09/15/38	241	344,938
—%(p)	09/25/38	94	135,079
EG Finco Ltd. (United Kingdom),
Term Loan
—%(p)	02/07/25	206	199,727
IRB Holding Corp.,
Term B Loan, 1 Month LIBOR + 3.250%
5.682%(c)	02/05/25	140	133,691
5.682%(c)	02/05/25	92	87,807
Neiman Marcus Group Ltd.,
Other Term Loan, 1 Month LIBOR + 3.250%
5.630%(c)	10/25/20	404	341,603
Party City Holdings, Inc.,
2018 Replacement Term Loan, 1 Month LIBOR + 2.500%
5.030%(c)	08/19/22	16	15,916
5.030%(c)	08/19/22	9	8,687
5.030%(c)	08/19/22	6	5,600
5.030%(c)	08/19/22	1	856
5.030%(c)	08/19/22	1	833
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 3.000%
5.380%(c)	03/11/22	171	134,398
Staples, Inc.,
Closing Date Term Loan, 3 Month LIBOR + 4.000%
6.541%(c)	09/12/24	1,292	1,233,765

			3,996,483

Software — 0.3%
Boxer Parent Company, Inc.,
Initial Dollar Term Loan, 3 Month LIBOR + 4.250%
7.053%(c)	10/02/25	100	99,071
Term Loan
—%(p)	10/02/25	500	495,357
Exela Intermediate LLC,
2018 Repriced Term Loan, 3 Month LIBOR + 6.500%
9.336%(c)	07/12/23	625	614,255
9.336%(c)	07/12/23	4	3,989
Finastra USA, Inc.,
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%
6.303%(c)	06/13/24	509	473,372
6.303%(c)	06/13/24	104	96,629
6.303%(c)	06/13/24	95	87,933
First Data Corp.,
2022D New Dollar Term Loan, 1 Month LIBOR + 2.000%
4.504%(c)	07/08/22	50	48,259
2024A New Dollar Term Loan, 1 Month LIBOR + 2.000%
4.504%(c)	04/26/24	1,405	1,339,907
Greeneden US Holdings II LLC,
Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	12/01/23	64	61,348
5.772%(c)	12/01/23	28	26,292
Infor US, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/01/22	821	784,222

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (continued)
Project Alpha Intermediate Holding, Inc.,
Term Loan, 3 Month LIBOR + 3.500%
5.940%(c)	04/26/24	158	$151,592
Quest Software US Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.250%
6.777%(c)	05/16/25	176	169,743
6.777%(c)	05/16/25	166	160,151
6.777%(c)	05/16/25	72	69,632
6.777%(c)	05/16/25	44	42,436
6.777%(c)	05/16/25	42	40,038
Rackspace Hosting, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 3.000%
5.582%(c)	11/03/23	1,072	937,247
SolarWinds Holdings, Inc.,
2018 Refinancing Term Loan, 1 Month LIBOR + 2.750%
5.272%(c)	02/05/24	495	474,375

			6,175,848

Telecommunications — 0.6%
Avaya, Inc.,
Tranche B Term Loan, 1 - 2 Month LIBOR + 4.250%
6.701%(c)	12/15/24	432	417,455
6.701%(c)	12/15/24	263	254,126
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
5.272%(c)	01/31/25	1,791	1,668,686
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.250%
5.772%(c)	10/02/24	1,321	1,267,862
Consolidated Communications Inc,
2016 Initial Term Loan, 1 Month LIBOR + 3.000%
5.530%(c)	10/05/23	33	30,593
Dawn Acquisitions LLC,
Term Loan^
—%(p)	10/25/25	317	296,529
GTT Communications, Inc.,
Closing Date U.S. Term Loan, 1 Month LIBOR + 2.750%
5.270%(c)	05/31/25	348	326,049
Hargray Communications Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
5.522%(c)	05/16/24	214	206,554
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%
6.256%(c)	11/27/23	1,420	1,372,075
Level 3 Financing, Inc.,
Tranche B 2024 Term Loan, 1 Month LIBOR + 2.250%
4.754%(c)	02/22/24	1,865	1,757,763
Maxar Technologies Ltd.,
Initial Term B Loan, 3 Month LIBOR + 2.750%
5.148%(c)	10/04/24	602	552,606
Plantronics, Inc.,
Term Loan
—%(p)	07/02/25	500	480,625
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%
7.022%(c)	11/01/24	519	498,057
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
5.063%(c)	02/02/24	1,244	1,184,597

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Telecommunications (continued)
Telenet Financing LLC (Belgium),
Term Loan AN Facility, 1 Month LIBOR + 2.250%
4.705%(c)	08/15/26	1,115	$1,058,135

			11,371,712

Transportation — 0.0%
Sirva Worldwide, Inc.,
First Lien Initial Term Loan, 1 - 3 Month LIBOR + 5.500%^
8.110%(c)	08/04/25	74	72,739
8.110%(c)	08/04/25	28	27,277
8.110%(c)	08/04/25	27	26,550
8.110%(c)	08/04/25	26	26,186
8.110%(c)	08/04/25	6	5,455
Second Lien Term Loan, 3 Month LIBOR + 9.500%^
12.179%(c)	08/03/26	17	14,413
12.179%(c)	08/03/26	17	14,043
12.179%(c)	08/03/26	17	14,043
United Road Services, Inc.,
Initial Term Loan, 1 Month LIBOR + 5.250%^
7.772%(c)	09/01/24	19	18,673
XPO Logistics, Inc.,
Refinancing Term Loan, 3 Month LIBOR + 2.000%
4.509%(c)	02/24/25	350	333,813

			553,192

Trucking & Leasing — 0.1%
Avolon TLB Borrower LLC (Ireland),
Term B-3 Loan, 1 Month LIBOR + 2.000%
4.470%(c)	01/15/25	1,151	1,105,548

TOTAL BANK LOANS (cost $110,219,175)			104,431,546

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class F, 144A
5.710%(cc)	06/10/49	1,058	1,071,891
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36	1,000	1,000,108
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	386	379,864
Braemar Hotels & Resorts Trust,
Series 2018-PRME, Class B, 1 Month LIBOR + 1.050%, 144A
3.505%(c)	06/15/35	3,850	3,808,898
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class D, 1 Month LIBOR + 1.321%, 144A
3.776%(c)	03/15/37	2,500	2,450,212
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.666%(cc)	07/10/38	463	463,801
CSMC LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	1,600	1,617,896

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBGS Mortgage Trust,
Series 2018-5BP, Class B, 1 Month LIBOR + 0.830%, 144A
3.285%(c)	06/15/33	2,000	$1,958,682
Fannie Mae-Aces,
Series 2015-M5, Class A1
2.872%(cc)	03/25/25	3,718	3,676,702
Series 2015-M10, Class A2
3.092%(cc)	04/25/27	1,579	1,550,367
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K033, Class X1, IO
0.303%(cc)	07/25/23	37,326	472,565
Series K708, Class X1, IO
1.428%(cc)	01/25/19	3,975	40
Series K723, Class X3, IO
1.918%(cc)	10/25/34	5,000	404,922
FREMF Mortgage Trust,
Series 2015-K45, Class C, 144A
3.591%(cc)	04/25/48	1,810	1,716,675
Series 2017-KF29, Class B, 1 Month LIBOR + 3.550%, 144A
5.897%(c)	02/25/24	1,853	1,917,338
Series 2018-KF42, Class B, 1 Month LIBOR + 2.200%, 144A
4.547%(c)	12/25/24	1,671	1,686,833
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.391%(cc)	08/10/44	905	872,825
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48	1,960	1,961,820
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-2A, Class 1A3, 1 Month LIBOR + 0.270%, 144A
2.776%(c)	06/25/37	87	85,858
Morgan Stanley Capital I Trust,
Series 2007-HQ11, Class X, IO, 144A
0.333%(cc)	02/12/44	617	953
Series 2007-T27, Class B, 144A
5.947%(cc)	06/11/42	2,309	2,443,938
Morgan Stanley Re-REMIC Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51	5	5,158
TPG Real Estate Finance Issuer Ltd. (Cayman Islands),
Series 2018-FL1, Class B, 1 Month LIBOR + 1.300%, 144A
3.755%(c)	02/15/35	2,000	1,994,166
Series 2018-FL1, Class C, 1 Month LIBOR + 1.900%, 144A
4.355%(c)	02/15/35	2,000	1,987,414
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.544%(cc)	05/10/45	1,019	991,127
Series 2012-C1, Class XA, IO, 144A
2.068%(cc)	05/10/45	3,936	214,480
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	647	654,510

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Velocity Commercial Capital Loan Trust,
Series 2015-1, Class M3, 144A
7.050%(cc)	06/25/45			125	$134,398
Series 2015-1, Class M5, 144A
7.959%(cc)	06/25/45			100	109,424
Series 2016-1, Class M5, 144A
8.293%(cc)	04/25/46			43	47,954
Series 2016-2, Class AFX
2.997%(cc)	10/25/46			113	111,711
Series 2017-1, Class AFL, 1 Month LIBOR + 1.250%, 144A
3.756%(c)	05/25/47			140	140,359
Series 2017-1, Class M3, 144A
5.350%(cc)	05/25/47			100	100,326
Series 2017-2, Class M4, 144A
5.000%(cc)	11/25/47			87	86,255
Series 2018-2, Class A, 144A
4.050%(cc)	10/26/48			1,449	1,461,092
Series 2018-2, Class M2, 144A
4.510%(cc)	10/26/48			98	98,669
Series 2018-2, Class M3, 144A
4.720%(cc)	10/26/48			98	98,759
Series 2018-2, Class M4, 144A
5.320%(cc)	10/26/48			98	97,413
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30			1,049	1,039,742
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.265%(cc)	03/15/45			1,125	1,095,420

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $40,424,205)					40,010,565

CONVERTIBLE BONDS — 4.3%
Aerospace & Defense — 0.2%
Airbus SE (France),
Sr. Unsec’d. Notes, MTN
0.000%(ss)	06/14/21		EUR	700	872,566
0.000%(ss)	07/01/22	(a)	EUR	1,100	1,412,195
Arconic, Inc.,
Gtd. Notes
1.625%	10/15/19			675	671,625
MTU Aero Engines AG (Germany),
Sr. Unsec’d. Notes
0.125%	05/17/23		EUR	400	632,858
Safran SA (France),
Sr. Unsec’d. Notes
0.000%(ss)	06/21/23		EUR	688	1,173,282

					4,762,526

Airlines — 0.1%
ANA Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/16/22		JPY	110,000	1,011,794
0.000%(ss)	09/19/24		JPY	30,000	276,659

					1,288,453

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Apparel — 0.1%
adidas AG (Germany),
Sr. Unsec’d. Notes
0.050%	09/12/23		EUR	1,400	$1,659,712
LVMH Moet Hennessy Louis Vuitton SE (France),
Sr. Unsec’d. Notes
0.000%(ss)	02/16/21			273	874,293

					2,534,005

Auto Parts & Equipment — 0.0%
Valeo SA (France),
Sr. Unsec’d. Notes, MTN
0.000%(ss)	06/16/21			600	539,100

Banks — 0.0%
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.000%	05/01/23			100	87,380
Yamaguchi Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + (0.500)% (Cap N/A, Floor 0.000%)
2.322%(c)	03/26/20			400	392,652

					480,032

Beverages — 0.0%
Remy Cointreau SA (France),
Sr. Unsec’d. Notes
0.125%	09/07/26		EUR	410	580,114

Biotechnology — 0.2%
Illumina, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	06/15/19			450	548,817
0.500%	06/15/21			755	991,097
Sr. Unsec’d. Notes, 144A
0.000%(ss)	08/15/23	(a)		816	837,014
Ionis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.000%	11/15/21			602	644,202

					3,021,130

Building Materials — 0.0%
Sika AG (Switzerland),
Sr. Unsec’d. Notes
0.150%	06/05/25		CHF	760	786,000

Chemicals — 0.1%
Mitsubishi Chemical Holdings Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	03/30/22		JPY	50,000	457,155
0.000%(ss)	03/29/24		JPY	40,000	370,750
Toray Industries, Inc. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	08/30/19		JPY	50,000	458,126
0.000%(ss)	08/31/21		JPY	30,000	294,502

					1,580,533

Coal — 0.1%
RAG-Stiftung (Germany),
Sr. Unsec’d. Notes, MTN
0.000%(ss)	02/18/21		EUR	1,300	1,478,678

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Commercial Services — 0.2%
China Conch Venture Holdings International Ltd. (China),
Gtd. Notes
3.520%	09/05/23		HKD	7,000	$866,232
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
1.750%	06/19/24			1,200	1,137,041
Shanghai Port Group BVI Holding Co. Ltd. (China),
Gtd. Notes
0.181%	08/09/21			1,825	1,806,476
Square, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	05/15/23			517	537,991

					4,347,740

Diversified Financial Services — 0.2%
Brait SE (South Africa),
Sr. Unsec’d. Notes
2.750%	09/18/20		GBP	300	348,384
SBI Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/13/23		JPY	130,000	1,202,682
Volcan Holdings PLC (Cyprus),
Sr. Sec’d. Notes
4.125%	04/11/20		GBP	1,400	2,329,138

					3,880,204

Electric — 0.0%
Kyushu Electric Power Co., Inc. (Japan),
Sr. Sec’d. Notes
0.000%(ss)	03/31/22		JPY	80,000	768,980

Electronics — 0.1%
Vishay Intertechnology, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	06/15/25			1,365	1,207,472
Zhen Ding Technology Holding Ltd. (Taiwan),
Sr. Unsec’d. Notes
0.173%	06/26/19			700	716,818

					1,924,290

Engineering & Construction — 0.1%
China Railway Construction Corp. Ltd. (China),
Sr. Unsec’d. Notes
0.000%(ss)	01/29/21			750	865,408
Dycom Industries, Inc.,
Sr. Unsec’d. Notes
0.750%	09/15/21	(a)		915	849,556

					1,714,964

Entertainment — 0.1%
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
2.500%	03/15/23			1,078	1,097,658

Forest Products & Paper — 0.0%
Daio Paper Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/17/20		JPY	20,000	183,329

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Healthcare-Products — 0.0%
NuVasive, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/21			650	$683,283

Healthcare-Services — 0.1%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42			144	520,687
Fresenius SE & Co. KGaA (Germany),
Gtd. Notes
0.000%(ss)	09/24/19		EUR	700	837,633

					1,358,320

Home Furnishings — 0.1%
Harvest International Co. (China),
Gtd. Notes
0.000%(ss)	11/21/22		HKD	10,000	1,205,527
Sony Corp. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	09/30/22		JPY	153,000	1,672,612

					2,878,139

Internet — 0.6%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
0.350%	06/15/20			763	1,027,180
0.900%	09/15/21	(a)		1,973	2,177,279
Ctrip.com International Ltd. (China),
Sr. Unsec’d. Notes
1.000%	07/01/20			620	574,212
1.250%	09/15/22			961	929,187
1.990%	07/01/25			297	286,617
CyberAgent, Inc. (Japan),
Sr. Unsec’d. Notes
0.000%(ss)	02/17/23		JPY	30,000	288,969
IAC FinanceCo, Inc.,
Ltd. Gtd. Notes, 144A
0.875%	10/01/22			532	706,641
Liberty Expedia Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
1.000%	06/30/47	(a)		678	647,999
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	07/01/23			1,429	1,413,265
Twilio, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	06/01/23			634	905,055
Twitter, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	06/15/24			950	827,947
Weibo Corp. (China),
Sr. Unsec’d. Notes, 144A
1.250%	11/15/22			2,030	1,849,594
Zendesk, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	03/15/23			377	426,531

					12,060,476

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Investment Companies — 0.1%
Aabar Investments PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, MTN
0.500%	03/27/20		EUR	1,400	$1,464,918
Archer Obligations SA (France),
Gtd. Notes
0.000%(ss)	03/31/23		EUR	700	954,812

					2,419,730

Iron/Steel — 0.0%
Abigrove Ltd. (Russia),
Gtd. Notes
0.000%(ss)	02/16/22			400	399,199

Media — 0.2%
DISH Network Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/24			1,681	1,338,355
3.375%	08/15/26			1,131	913,300
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30			18	11,844
4.000%	11/15/29			24	16,170
Sr. Unsec’d. Notes, 144A
1.750%	09/30/46			1,046	1,069,483
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23			784	839,507

					4,188,659

Mining — 0.1%
Glencore Funding LLC (Switzerland),
Gtd. Notes, MTN
0.395%	03/27/25			1,200	1,035,317

Miscellaneous Manufacturing — 0.1%
CRRC Corp. Ltd. (China),
Sr. Unsec’d. Notes
0.000%(ss)	02/05/21			500	499,976
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes
1.650%	08/16/19			1,000	1,040,000

					1,539,976

Oil & Gas — 0.2%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.000%	04/28/23		GBP	500	780,692
Chesapeake Energy Corp.,
Gtd. Notes
5.500%	09/15/26			862	693,791
Ensco Jersey Finance Ltd.,
Gtd. Notes
3.000%	01/31/24	(a)		810	535,624
TOTAL SA (France),
Sr. Unsec’d. Notes, MTN
0.500%	12/02/22			1,400	1,450,911
Transocean, Inc.,
Gtd. Notes
0.500%	01/30/23	(a)		425	402,634

					3,863,652

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Oil & Gas Services — 0.1%
TechnipFMC PLC (United Kingdom),
Sr. Unsec’d. Notes
0.875%	01/25/21	(a)	EUR	1,000	$1,174,968
Weatherford International Ltd.,
Gtd. Notes
5.875%	07/01/21			415	260,182

					1,435,150

Pharmaceuticals — 0.2%
Bayer AG (Germany),
Sr. Unsec’d. Notes
0.050%	06/15/20		EUR	1,000	1,138,882
Bayer Capital Corp. BV (Germany),
Gtd. Notes
5.625%	11/22/19		EUR	100	87,617
Gtd. Notes, 144A
5.625%	11/22/19		EUR	1,800	1,577,101
Neurocrine Biosciences, Inc.,
Sr. Unsec’d. Notes
2.250%	05/15/24	(a)		330	393,932

					3,197,532

Real Estate — 0.2%
CapitaLand Ltd. (Singapore),
Sr. Unsec’d. Notes
1.850%	06/19/20		SGD	750	535,962
China Overseas Finance Investment Cayman V Ltd. (Hong Kong),
Gtd. Notes
2.485%	01/05/23			1,200	1,277,608
Deutsche Wohnen SE (Germany),
Sr. Unsec’d. Notes
0.325%	07/26/24		EUR	1,400	1,706,866

					3,520,436

Real Estate Investment Trusts (REITs) — 0.0%
Covivio (France),
Sr. Unsec’d. Notes
0.875%	04/01/19		EUR	89	96,687

Retail — 0.0%
Zhongsheng Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
4.570%	05/23/23		HKD	5,000	587,353

Semiconductors — 0.6%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
2.125%	09/01/26			266	646,048
ASM Pacific Technology Ltd. (Hong Kong),
Sr. Unsec’d. Notes
2.000%	03/28/19		HKD	8,000	1,020,261
Microchip Technology, Inc.,
Sr. Sub. Notes
1.625%	02/15/27			2,831	2,765,301
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/43			598	662,895
NXP Semiconductors NV (Netherlands),
Sr. Unsec’d. Notes
1.000%	12/01/19			1,133	1,133,573

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Semiconductors (continued)
ON Semiconductor Corp.,
Gtd. Notes
1.625%	10/15/23			1,523	$1,634,484
Semiconductor Manufacturing International Corp. (China),
Sr. Unsec’d. Notes
0.000%(ss)	07/07/22			250	244,715
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes
1.375%	03/01/22			578	610,573
STMicroelectronics NV (Switzerland),
Sr. Unsec’d. Notes
0.000%(ss)	07/03/22			1,600	1,608,155
Synaptics, Inc.,
Sr. Unsec’d. Notes
0.500%	06/15/22	(a)		463	405,727
Veeco Instruments, Inc.,
Sr. Unsec’d. Notes
2.700%	01/15/23			775	584,461

					11,316,193

Software — 0.2%
Momo, Inc. (China),
Sr. Unsec’d. Notes, 144A
1.250%	07/01/25			1,039	805,225
New Relic, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	05/01/23			987	985,672
ServiceNow, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	06/01/22			399	556,919
Splunk, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	09/15/23			927	920,844
Workday, Inc.,
Sr. Unsec’d. Notes
0.250%	10/01/22	(a)		707	863,768

					4,132,428

Telecommunications — 0.0%
Vodafone Group PLC (United Kingdom),
Sub. Notes
2.000%	02/25/19		GBP	400	430,755

Transportation — 0.0%
Golar LNG Ltd. (Bermuda),
Sr. Unsec’d. Notes
2.750%	02/15/22			841	774,074

TOTAL CONVERTIBLE BONDS (cost $90,043,478)					86,885,095

CORPORATE BONDS — 12.8%
Advertising — 0.0%
Lamar Media Corp.,
Gtd. Notes
5.000%	05/01/23			22	21,890
5.375%	01/15/24			15	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Advertising (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.875%	03/15/25		115	$112,988

				149,878

Aerospace & Defense — 0.2%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.900%	02/01/27		430	409,575
5.950%	02/01/37		45	41,578
6.750%	01/15/28		140	135,275
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	10/15/22	(a)	290	271,874
6.125%	01/15/23		161	150,938
7.500%	12/01/24	(a)	226	213,005
7.500%	03/15/25	(a)	289	272,383
Harris Corp.,
Sr. Unsec’d. Notes
4.854%	04/27/35		200	198,425
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
4.800%	12/15/43		200	197,015
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22		155	152,675
6.500%	05/15/25		288	275,040
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21		115	103,213
5.250%	06/01/22		155	134,850
7.750%	08/15/25		135	119,138
United Technologies Corp.,
Sr. Unsec’d. Notes
3.950%	08/16/25		400	396,902
4.500%	06/01/42		171	161,551
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
3.279%(c)	08/16/21		140	139,474

				3,372,911

Agriculture — 0.0%
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	03/01/22		250	249,752
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35		170	165,993
7.000%	08/04/41		150	161,154

				576,899

Airlines — 0.2%
Air Canada 2017-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.550%	07/15/31		330	315,287
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31		400	381,717

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		150	$148,808
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		363	367,977
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		182	173,131
American Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.650%	12/15/29		270	256,250
American Airlines 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.650%	08/15/30		370	363,546
British Airways 2018-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
4.125%	03/20/33		400	394,084
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		130	135,679
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		401	400,070
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		37	36,955
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		488	527,349
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20		14	14,215
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20		23	22,703
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27		121	120,401
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		207	202,643
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		331	304,415
United Continental Holdings, Inc.,
Gtd. Notes
4.250%	10/01/22		20	19,300
5.000%	02/01/24	(a)	76	73,720
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26		490	507,595
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23		8	7,920

				4,773,765

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26	(a)	180	$162,225

Auto Manufacturers — 0.4%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/24		170	163,199
BMW US Capital LLC (Germany),
Gtd. Notes, 3 Month LIBOR + 0.500%, 144A
3.118%(c)	08/13/21		470	465,530
Daimler Finance North America LLC (Germany),
Gtd. Notes, 3 Month LIBOR + 0.550%, 144A
3.132%(c)	05/04/21		1,000	991,094
Fiat Chrysler Automobiles NV (United Kingdom),
Sr. Unsec’d. Notes
5.250%	04/15/23		70	68,513
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31		133	137,126
7.500%	08/01/26		295	319,181
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.810%	01/09/24		500	461,432
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.810%
3.218%(c)	04/05/21	(a)	400	389,740
3.305%(c)	10/12/21		500	479,831
3.566%(c)	06/12/20		200	197,188
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36		925	900,490
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
3.667%(c)	09/10/21		400	388,911
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25		350	331,667
Gtd. Notes, 3 Month LIBOR + 0.850%
3.258%(c)	04/09/21		400	390,896
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
3.692%(c)	11/06/21		170	165,466
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.500%, 144A
3.146%(c)	05/21/20		59	58,915
Gtd. Notes, MTN, 3 Month LIBOR + 0.940%, 144A
3.647%(c)	03/02/21		100	99,999
Hyundai Capital America,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.000%), 144A
3.348%(c)	07/08/21		480	478,599
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.500%	10/01/27	(a)	200	149,000
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/26		67	62,645
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.630%, 144A
3.420%(c)	09/21/21		290	284,283

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 3 Month LIBOR + 0.770%, 144A
3.388%(c)	11/13/20		250	$248,330
3.558%(c)	11/12/21		350	346,575
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25		160	137,000

				7,715,610

Auto Parts & Equipment — 0.2%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	325	248,625
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	731	665,208
6.250%	03/15/26	(a)	282	253,094
6.500%	04/01/27		237	212,115
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26		290	255,200
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		125	116,563
Dana, Inc.,
Sr. Unsec’d. Notes
6.000%	09/15/23		155	154,225
Delphi Technologies PLC,
Gtd. Notes, 144A
5.000%	10/01/25		345	289,800
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
4.875%	03/15/27	(a)	383	336,083
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 4.500% or PIK 5.250%, 144A
4.500%	09/15/23		250	228,750
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)	240	184,620
5.375%	12/15/24		20	17,250

				2,961,533

Banks — 1.9%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%, 144A
3.261%(c)	08/27/21		230	228,682
Sub. Notes, 144A
4.750%	07/28/25		450	447,724
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.600%	09/23/19		500	498,359
2.875%	01/25/22		200	196,146
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.460%, 144A
3.100%(c)	05/17/21		250	249,331
Sr. Unsec’d. Notes, MTN, 144A
4.875%	01/12/21		160	165,131

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp.,
Jr. Sub. Notes
6.100%(ff)	—	(rr)	150	$147,749
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28		382	356,845
Sr. Unsec’d. Notes, MTN
2.881%(ff)	04/24/23		2,000	1,945,186
3.248%	10/21/27		1,000	925,645
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.650%
3.472%(c)	06/25/22		900	888,542
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
3.442%(ff)	02/07/28		200	195,149
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
2.450%	09/19/22		400	386,207
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		600	553,043
3.684%	01/10/23		350	336,300
4.375%	01/12/26		200	189,986
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
4.046%(c)	02/15/23		260	250,134
4.728%(c)	08/10/21		700	705,784
BPCE SA (France),
Sub. Notes, MTN, 144A
4.625%	07/11/24		250	245,831
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/07/25		49	47,898
Sub. Notes
6.125%	03/09/28		26	25,870
Citibank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%
3.047%(c)	07/23/21	(a)	250	247,714
Citigroup, Inc.,
Jr. Sub. Notes
6.250%(ff)	—	(rr)	155	148,444
Sr. Unsec’d. Notes
3.520%(ff)	10/27/28		750	699,443
3.887%(ff)	01/10/28		350	337,718
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.190%
3.749%(c)	08/02/21		540	541,484
Commonwealth Bank of Australia (Australia),
Sub. Notes, 144A
4.500%	12/09/25		500	489,824
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.950%	11/09/22		500	498,369
4.625%	12/01/23		500	506,965
Credit Agricole Corporate & Investment Bank SA (France),
Bank Gtd. Notes, MTN, 3 Month LIBOR + 0.625% (Cap N/A, Floor 0.625%)
3.433%(c)	10/03/21		220	218,371
Credit Agricole SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24		700	654,489

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.750%	03/26/25	300	$286,067
3.800%	06/09/23	800	785,030
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
4.250%	10/14/21	335	327,547
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.970%
3.406%(c)	07/13/20	490	477,107
3.766%(c)	02/04/21	150	145,883
3.955%(c)	08/20/20	290	284,438
Sr. Unsec’d. Notes, MTN
3.125%	01/13/21	115	111,298
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38	100	132,728
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.350%	11/15/21	760	732,801
3.272%(ff)	09/29/25	1,000	937,373
3.500%	01/23/25	1,200	1,137,493
3.750%	02/25/26	350	330,976
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.110%
3.618%(c)	04/26/22	740	731,675
Sr. Unsec’d. Notes, MTN
2.905%(ff)	07/24/23	101	96,210
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.650%	01/05/22	200	194,026
4.041%(ff)	03/13/28	700	669,727
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.240%(c)	05/18/21	320	315,251
3.426%(c)	09/11/21	470	463,786
3.908%(c)	01/05/22	400	404,002
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
3.150%	03/14/21	272	270,789
Industrial & Commercial Bank of China Ltd. (China),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.750%
3.396%(c)	02/21/20	200	200,013
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.490%
3.079%(c)	05/07/21	310	306,875
Lloyds Banking Group PLC (United Kingdom),
Sub. Notes
4.582%	12/10/25	700	662,692
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.120%, 144A
3.629%(c)	07/29/20	60	60,317
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
3.189%(ff)	11/28/23	250	240,286
6.000%	01/14/20	500	513,264
6.250%	01/14/21	282	296,112
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
3.158%(c)	07/26/21	460	458,279

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.140%
3.919%(c)	09/13/21		750	$752,755
Morgan Stanley,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%
3.649%(c)	01/20/22		650	647,868
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		2,000	1,891,007
MUFG Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.100%	09/09/23		200	203,459
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes
3.375%	01/14/26		300	292,770
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.580%, 144A
3.372%(c)	09/20/21		250	248,610
3.446%(c)	11/04/21		300	299,459
Nordea Bank ABP (Finland),
Sub. Notes, 144A
4.250%	09/21/22		237	238,213
4.875%	05/13/21		550	559,399
Northern Trust Corp.,
Sub. Notes
3.375%(ff)	05/08/32		200	186,101
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.854%	11/09/22		340	333,186
Regions Financial Corp.,
Sr. Unsec’d. Notes
3.800%	08/14/23		225	225,402
Royal Bank of Canada (Canada),
Sub. Notes, GMTN
4.650%	01/27/26		287	295,440
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
8.625%(ff)	—	(rr)	250	258,750
Sub. Notes
6.000%	12/19/23		30	30,363
6.125%	12/15/22		465	471,259
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.571%	01/10/23		220	210,581
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.660%
3.276%(c)	11/15/21		200	198,144
3.358%(c)	06/01/21		500	494,481
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.150%, 144A
3.558%(c)	01/20/23		200	198,290
Sub. Notes, 144A
5.200%	01/26/24		350	355,690
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/16/20		500	496,021
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.110%
3.546%(c)	07/14/21		70	70,524
3.590%(c)	10/19/21		360	362,770

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.700%	01/27/22	350	$341,351
Synchrony Bank,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.625%
3.428%(c)	03/30/20	500	493,425
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
4.253%	03/23/28	200	197,208
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	900	876,532
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.930%
3.548%(c)	02/11/22	240	238,445
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	300	290,202
Sub. Notes
5.375%	11/02/43	185	193,061
Wells Fargo Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.977%(c)	07/23/21	580	576,693

			37,427,867

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
3.650%	02/01/26	2,000	1,891,096
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
8.000%	11/15/39	160	202,711
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
3.875%	11/26/23	150	151,200
Constellation Brands, Inc.,
Gtd. Notes
3.700%	12/06/26	250	235,362
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.430%	06/15/27	545	501,170

			2,981,539

Biotechnology — 0.0%
Advanz Pharma Corp. (Canada),
Sr. Sec’d. Notes
8.000%	09/06/24	189	177,660
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.000%	09/01/36	600	546,972

			724,632

Building Materials — 0.2%
American Woodmark Corp.,
Gtd. Notes, 144A
4.875%	03/15/26	255	225,675
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.125%	05/05/25	705	687,530

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (continued)
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		185	$161,875
Johnson Controls International PLC,
Sr. Unsec’d. Notes
5.000%	03/30/20		150	153,132
5.700%	03/01/41		150	153,517
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/27		350	323,281
Masco Corp.,
Sr. Unsec’d. Notes
6.500%	08/15/32		210	232,144
Masonite International Corp.,
Gtd. Notes, 144A
5.750%	09/15/26		303	285,578
PGT Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/26		62	61,070
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		530	445,200
6.000%	10/15/25		5	4,796
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23		165	163,350
Gtd. Notes, 144A
5.125%	06/01/25	(a)	115	104,650
US Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		133	122,360

				3,124,158

Chemicals — 0.3%
Albemarle Corp.,
Sr. Unsec’d. Notes
5.450%	12/01/44		100	99,964
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24		185	174,825
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25		94	94,705
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24		80	70,200
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		574	596,959
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	10/01/34		200	183,278
DowDuPont, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.710%
3.417%(c)	11/15/20		230	229,877
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
5.500%	04/15/26		205	199,875

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20		130	$103,675
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20	(a)	345	345,863
INEOS Group Holdings SA (Luxembourg),
Sec’d. Notes, 144A
5.625%	08/01/24		970	859,420
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
4.450%	09/26/28		50	50,737
5.000%	09/26/48		100	99,604
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		300	308,356
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25		88	79,200
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia),
Gtd. Notes, 144A
5.750%	04/30/26		9	8,204
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35		450	409,669
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		260	235,300
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25		342	298,908
Tronox Finance PLC,
Gtd. Notes, 144A
5.750%	10/01/25	(a)	64	51,840
Tronox, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	62	51,460
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/2096		130	153,757
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	(a)	250	200,000
Westlake Chemical Corp.,
Gtd. Notes
3.600%	07/15/22		100	98,875

				5,004,551

Coal — 0.0%
Peabody Energy Corp.,
Sr. Sec’d. Notes, 144A
6.000%	03/31/22		32	31,040

Commercial Services — 0.4%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/15/22		140	122,150
ADT Security Corp. (The),
Sr. Sec’d. Notes
4.125%	06/15/23	(a)	484	442,859

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		225	$179,998
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A
4.375%	08/15/27		400	359,999
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23		150	144,749
Gtd. Notes, 144A
5.250%	03/15/25	(a)	104	89,959
6.375%	04/01/24	(a)	809	772,595
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		51	46,409
ERAC USA Finance LLC,
Gtd. Notes, 144A
5.250%	10/01/20		7	7,224
6.700%	06/01/34		110	130,658
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		105	107,128
Garda World Security Corp. (Canada),
Sr. Unsec’d. Notes, 144A
8.750%	05/15/25		671	610,610
Graham Holdings Co.,
Gtd. Notes, 144A
5.750%	06/01/26		35	35,088
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.500%	06/01/22		47	48,763
7.750%	06/01/24	(a)	387	403,448
Hertz Corp. (The),
Gtd. Notes
6.250%	10/15/22		425	360,188
7.375%	01/15/21		105	102,113
Gtd. Notes, 144A
5.500%	10/15/24		739	539,470
Sec’d. Notes, 144A
7.625%	06/01/22		304	286,520
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23		65	62,205
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)	140	130,900
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
4.500%	10/01/20		92	90,850
Gtd. Notes, 144A
5.000%	04/15/22		335	319,925
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		348	358,875
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		39	35,636
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		38	36,670

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Service Corp. International,
Sr. Unsec’d. Notes
7.500%	04/01/27		155	$167,400
Sotheby’s,
Gtd. Notes, 144A
4.875%	12/15/25		100	90,500
Syniverse Holdings, Inc.,
Gtd. Notes
9.125%	01/15/19		3	2,963
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	257	209,776
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		160	140,400
5.500%	05/15/27		835	774,463
5.750%	11/15/24		318	306,075
6.500%	12/15/26		79	77,815
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		73	68,620

				7,663,001

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
2.300%	05/11/22		460	448,928
2.750%	01/13/25		300	289,278
2.850%	05/11/24		230	224,398
3.000%	02/09/24		310	306,146
3.850%	05/04/43		800	757,583
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26		167	152,805
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25		99	94,049
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21		35	34,962
7.125%	06/15/24		125	127,188
Sr. Sec’d. Notes, 144A
6.020%	06/15/26		585	587,645
Diebold Nixdorf, Inc.,
Gtd. Notes
8.500%	04/15/24		280	168,000
Exela Intermediate LLC/Exela Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	07/15/23		230	219,650
GCI LLC,
Sr. Unsec’d. Notes
6.750%	06/01/21		441	442,557
6.875%	04/15/25		175	169,750
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.375%	08/15/22		65	59,231
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%
3.059%(c)	10/05/21		230	227,998

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (continued)
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	163	$141,403

				4,451,571

Cosmetics/Personal Care — 0.0%
Coty, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26	(a)	370	318,200
High Ridge Brands Co.,
Gtd. Notes, 144A
8.875%	03/15/25		22	9,680
Revlon Consumer Products Corp.,
Gtd. Notes
6.250%	08/01/24		136	72,080

				399,960

Distribution/Wholesale — 0.0%
Core & Main LP,
Sr. Unsec’d. Notes, 144A
6.125%	08/15/25	(a)	105	92,399
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.250%	07/15/22		80	75,600
7.000%	06/15/23		60	57,000
H&E Equipment Services, Inc.,
Gtd. Notes
5.625%	09/01/25		110	100,925
WW Grainger, Inc.,
Sr. Unsec’d. Notes
4.600%	06/15/45		150	154,109

				480,033

Diversified Financial Services — 0.5%
AIG Global Funding,
Sr. Sec’d. Notes, 3 Month LIBOR + 0.460%, 144A
3.282%(c)	06/25/21		130	129,012
Air Lease Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25		350	321,568
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22		139	135,524
Gtd. Notes, MTN, 144A
5.875%	11/01/21		100	99,859
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		125	138,750
Sr. Unsec’d. Notes
4.125%	02/13/22		190	184,538
4.625%	05/19/22		240	236,098
4.625%	03/30/25	(a)	520	503,748
5.125%	09/30/24		25	24,813
Sub. Notes
5.750%	11/20/25		60	59,699
American Express Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.525%
3.165%(c)	05/17/21	(a)	340	338,470
3.192%(c)	11/05/21		310	308,780

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	04/24/24		400	$390,123
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20		329	307,615
Curo Group Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.250%	09/01/25	(a)	117	91,845
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		1,651	1,593,306
3.373%	11/15/25		200	177,661
4.418%	11/15/35		700	586,297
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.550%(cc)	12/21/65		560	435,400
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		675	707,033
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24		524	523,154
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22		82	79,745
5.250%	10/01/25		29	25,883
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25		123	115,313
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		85	82,875
9.125%	07/15/26		198	192,555
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		70	68,250
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28		58	51,330
5.750%	05/01/25		185	172,975
Springleaf Finance Corp.,
Gtd. Notes
5.625%	03/15/23		82	75,645
6.875%	03/15/25		40	35,800
7.125%	03/15/26		108	96,390
7.750%	10/01/21		215	215,806
Synchrony Financial,
Sr. Unsec’d. Notes
4.250%	08/15/24		250	230,018
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.430%
2.971%(c)	11/01/21		120	118,308
Travelport Corporate Finance PLC,
Sr. Sec’d. Notes, 144A
6.000%	03/15/26		39	39,390

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Vantiv LLC/Vantiv Issuer Corp.,
Gtd. Notes, 144A
4.375%	11/15/25	200	$183,000

			9,076,576

Electric — 0.5%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42	135	125,679
5.600%	03/15/33	120	138,189
5.875%	12/01/22	160	175,480
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21	150	153,605
5.800%	10/01/35	103	114,695
Arizona Public Service Co.,
Sr. Unsec’d. Notes
5.050%	09/01/41	107	115,777
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26	200	182,500
Sr. Unsec’d. Notes
5.375%	01/15/23	135	126,563
Clearway Energy Operating LLC,
Gtd. Notes
5.375%	08/15/24	65	61,750
Gtd. Notes, 144A
5.750%	10/15/25	20	19,100
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24	200	213,771
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	08/01/33	240	257,050
Duke Energy Progress LLC,
First Mortgage
4.100%	03/15/43	100	96,895
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27	200	188,308
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.875%	05/25/22	300	282,662
Entergy Gulf States Louisiana LLC,
First Mortgage
5.590%	10/01/24	250	277,189
Entergy Louisiana LLC,
First Mortgage
4.050%	09/01/23	100	102,567
Exelon Corp.,
Sr. Unsec’d. Notes
7.600%	04/01/32	155	192,297
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
3.400%	03/15/22	135	132,873
4.250%	06/15/22	135	136,856
5.750%	10/01/41	450	447,762
6.250%	10/01/39	200	208,570

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42	200	$199,364
5.625%	04/01/34	150	176,542
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26	225	205,400
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.050%	07/07/24	550	683,173
8.400%	01/15/22	120	138,169
9.400%	02/01/21	130	146,996
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37	100	116,587
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26	130	130,934
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42	207	220,287
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41	300	339,665
Mississippi Power Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
3.472%(c)	03/27/20	40	39,932
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40	350	390,301
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26	200	193,947
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.550%
3.257%(c)	08/28/21	400	394,931
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24	36	33,300
4.500%	09/15/27	51	45,390
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27	240	241,801
7.250%	05/15/26	200	207,500
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34	150	138,984
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	108	106,368
7.000%	10/30/31	150	191,098
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26	120	135,736
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
3.238%(c)	03/15/21	440	431,036
Southern California Edison Co.,
Sr. Unsec’d. Notes
6.650%	04/01/29	150	167,032

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Southern Co. (The),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.490%, 144A
3.104%(c)	02/14/20	470	$469,201
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25	285	202,350
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26	27	25,110
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Notes
5.000%	12/30/19	160	880
11.500%	12/31/99	150	825
Notes, 144A
5.000%	10/10/99	428	2,355
Vistra Energy Corp.,
Gtd. Notes
5.875%	06/01/23	175	175,000

			9,700,332

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25	315	284,288
WESCO Distribution, Inc.,
Gtd. Notes
5.375%	06/15/24	65	61,263

			345,551

Electronics — 0.0%
Sensata Technologies BV,
Gtd. Notes, 144A
5.625%	11/01/24	125	123,125
Tyco Electronics Group SA (Switzerland),
Gtd. Notes, 3 Month LIBOR + 0.450%
3.201%(c)	06/05/20	120	119,725

			242,850

Energy-Alternate Sources — 0.0%
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23	66	61,545
5.000%	01/31/28	90	79,200
6.625%	06/15/25	5	5,050

			145,795

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	412	352,259
5.875%	10/15/24	62	61,069
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23	100	97,000
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	200	178,252
5.500%	07/31/47	708	622,162

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction (continued)
Tutor Perini Corp.,
Gtd. Notes, 144A
6.875%	05/01/25	(a)	275	$255,750

				1,566,492

Entertainment — 0.2%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	603	530,638
5.875%	11/15/26		62	53,165
6.125%	05/15/27		74	63,269
Boyne USA, Inc.,
Sec’d. Notes, 144A
7.250%	05/01/25		108	111,509
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	03/15/22		64	64,944
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20		188	108,968
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		86	82,560
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	02/15/23		257	253,145
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25		164	158,201
Gtd. Notes, 144A
6.000%	09/15/26		31	29,295
EMI Music Publishing Group North America Holdings, Inc.,
Gtd. Notes, 144A
7.625%	06/15/24		190	199,975
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24		360	327,600
Gateway Casinos & Entertainment Ltd. (Canada),
Sec’d. Notes, 144A
8.250%	03/01/24		222	225,330
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25		345	339,825
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.875%	11/01/24		70	66,500
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		335	340,025
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		132	117,810
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		205	193,213
Stars Group Holdings BV/Stars Group US Co., Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26		122	118,645

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (continued)
WMG Acquisition Corp.,
Gtd. Notes, 144A
5.500%	04/15/26		112	$106,960
Sr. Sec’d. Notes, 144A
4.875%	11/01/24		50	47,375
5.625%	04/15/22		121	120,698

				3,659,650

Environmental Control — 0.0%
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	07/01/25		86	79,120

Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	(a)	230	214,475

Foods — 0.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		213	186,375
6.625%	06/15/24	(a)	734	680,784
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	170	158,099
Campbell Soup Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
3.288%(c)	03/16/20		260	257,687
3.418%(c)	03/15/21		430	421,667
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25		50	50,158
5.300%	11/01/38		185	174,814
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
3.219%(c)	10/22/20		30	29,916
Dean Foods Co.,
Gtd. Notes, 144A
6.500%	03/15/23		22	17,600
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25		172	159,960
General Mills, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%
2.976%(c)	04/16/21		440	433,175
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		170	162,350
5.875%	07/15/24		330	325,050
6.750%	02/15/28		208	202,800
7.250%	06/01/21		258	259,290
Kraft Heinz Foods Co.,
Gtd. Notes
5.000%	07/15/35		300	281,543
Gtd. Notes, 3 Month LIBOR + 0.570%
3.188%(c)	02/10/21		180	178,505
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40		23	23,369
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
3.400%	04/15/22		290	$287,015
New Albertsons LP,
Sr. Unsec’d. Notes
7.450%	08/01/29		52	41,598
7.750%	06/15/26		11	9,349
8.000%	05/01/31		262	213,528
8.700%	05/01/30		20	16,798
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25		182	170,625
5.875%	09/30/27		98	88,935
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26		100	91,000
5.500%	03/01/25		170	163,168
5.750%	03/01/27		200	187,500
TreeHouse Foods, Inc.,
Gtd. Notes, 144A
6.000%	02/15/24	(a)	267	264,330
Tyson Foods, Inc.,
Gtd. Notes
4.875%	08/15/34		100	96,827

				5,633,815

Forest Products & Paper — 0.0%
Cascades, Inc. (Canada),
Gtd. Notes, 144A
5.750%	07/15/23		39	37,635
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		70	63,000
Gtd. Notes, 144A
5.375%	02/01/25		76	68,590

				169,225

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		82	75,029
5.625%	05/20/24		5	4,725
5.750%	05/20/27		67	59,295
5.875%	08/20/26		215	196,188
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19		300	303,283
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42		101	101,908
NiSource, Inc.,
Sr. Unsec’d. Notes
5.800%	02/01/42		314	347,903

				1,088,331

Healthcare-Products — 0.1%
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24		185	181,763

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products (continued)
DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21		495	$509,850
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/01/23		380	380,000
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25		47	43,710
Kinetic Concepts, Inc./KCI USA, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	02/15/21		205	207,563
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25		39	26,910
5.625%	10/15/23	(a)	427	324,520
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25		200	199,210
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26		70	66,850

				1,940,376

Healthcare-Services — 0.5%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		161	152,548
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		100	120,828
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23	(a)	237	200,265
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		141	136,968
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26		34	32,215
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		146	139,430
6.125%	02/15/24		119	121,826
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		212	96,458
Sec’d. Notes, 144A
8.125%	06/30/24	(a)	226	164,979
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	146	135,416
6.250%	03/31/23		165	149,952
Sr. Sec’d. Notes, 144A
8.625%	01/15/24	(a)	323	318,963
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		514	466,455
5.125%	07/15/24		229	214,688

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Encompass Health Corp.,
Gtd. Notes
5.750%	11/01/24		490	$485,100
5.750%	09/15/25		10	9,750
Envision Healthcare Corp.,
Gtd. Notes, 144A
8.750%	10/15/26	(a)	413	357,245
HCA Healthcare, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21		60	61,350
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		2,135	2,081,625
5.875%	05/01/23		493	499,163
5.875%	02/15/26		1,480	1,472,600
7.500%	02/15/22		250	265,625
Sr. Sec’d. Notes
5.500%	06/15/47		65	61,588
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		256	238,720
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A
8.500%	12/01/22		128	116,751
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25	(a)	211	196,758
Sec’d. Notes, 144A
7.500%	01/01/22		250	253,750
Sr. Sec’d. Notes
4.500%	04/01/21		176	171,161
4.625%	07/15/24		293	272,490
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	1,230	1,154,662
7.000%	08/01/25	(a)	139	128,575
8.125%	04/01/22		477	478,193
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35		100	105,999
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		91	87,588

				10,949,684

Holding Companies-Diversified — 0.0%
Hutchison Whampoa International 12 II Ltd. (Hong Kong),
Gtd. Notes, 144A
3.250%	11/08/22		200	198,324

Home Builders — 0.0%
Lennar Corp.,
Gtd. Notes
4.500%	04/30/24		55	51,975
4.750%	11/29/27		130	117,325
5.875%	11/15/24		114	114,000
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	12/15/23		43	40,151

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (continued)
New Home Co., Inc. (The),
Gtd. Notes
7.250%	04/01/22		91	$82,583
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25		50	46,750

				452,784

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	329	300,213
5.625%	10/15/23	(a)	570	550,050

				850,263

Household Products/Wares — 0.1%
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24	(a)	270	241,649
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28		285	255,075
6.125%	11/15/23		265	264,338
Kronos Acquisition Holdings, Inc. (Canada),
Gtd. Notes, 144A
9.000%	08/15/23		87	66,773
Prestige Brands, Inc.,
Gtd. Notes, 144A
6.375%	03/01/24		25	24,125
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.375%	06/24/22		300	288,140
Spectrum Brands Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	01/15/22		219	221,738
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		349	331,445
6.125%	12/15/24		190	182,875
6.625%	11/15/22		110	111,375

				1,987,533

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
5.375%	04/01/36		77	73,261
Scotts Miracle-Gro Co. (The),
Gtd. Notes
5.250%	12/15/26		215	195,650
6.000%	10/15/23		200	199,000

				467,911

Insurance — 0.3%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.520%, 144A
3.312%(c)	09/20/21		230	228,892
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		185	235,189

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26	250	$235,839
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	300	287,235
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26	145	137,024
Athene Global Funding,
Sec’d. Notes, MTN, 144A
4.000%	01/25/22	472	476,833
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.400%	05/15/42	165	168,292
Cincinnati Financial Corp.,
Sr. Unsec’d. Notes
6.920%	05/15/28	230	277,007
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	130	123,825
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/25	60	57,318
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
7.800%	03/07/87	50	54,500
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25	200	242,931
Manulife Financial Corp. (Canada),
Sub. Notes
4.061%(ff)	02/24/32	350	330,054
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23	300	298,190
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41	66	73,150
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.500%	10/17/22	132	127,336
Sr. Sec’d. Notes, MTN, 144A
2.350%	04/09/19	200	199,671
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	124	116,102
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.875%	04/11/22	767	776,847
OneBeacon US Holdings, Inc.,
Gtd. Notes
4.600%	11/09/22	250	251,602
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67	300	263,565
Protective Life Global Funding,
Sr. Sec’d. Notes, 3 Month LIBOR + 0.520%, 144A
3.333%(c)	06/28/21	180	178,580

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Radian Group, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/24		85	$77,031
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		150	155,538
Torchmark Corp.,
Sr. Unsec’d. Notes
4.550%	09/15/28		150	152,407
Travelers Property Casualty Corp.,
Gtd. Notes
7.750%	04/15/26		190	234,984
USIS Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	05/01/25		64	58,758

				5,818,700

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.800%	12/05/34		400	428,456
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22		350	347,375
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28		415	378,688
Sr. Unsec’d. Notes, 144A
5.875%	11/15/28		61	59,274
Symantec Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25		128	119,383
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		375	355,354
6.375%	05/15/25		400	372,000
Gtd. Notes, 144A
5.750%	01/15/27		206	183,855

				2,244,385

Iron/Steel — 0.1%
AK Steel Corp.,
Gtd. Notes
6.375%	10/15/25		45	34,649
7.000%	03/15/27	(a)	101	78,779
Sr. Sec’d. Notes
7.500%	07/15/23		79	78,408
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.250%	02/25/22		245	258,965
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25		30	29,775
Cleveland-Cliffs, Inc.,
Gtd. Notes
5.750%	03/01/25		30	27,000
Sr. Sec’d. Notes, 144A
4.875%	01/15/24		35	32,550

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel (continued)
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23		25	$23,625
5.375%	07/15/27		55	49,225
Nucor Corp.,
Sr. Unsec’d. Notes
6.400%	12/01/37		100	119,399
Steel Dynamics, Inc.,
Gtd. Notes
4.125%	09/15/25		145	133,219
United States Steel Corp.,
Sr. Unsec’d. Notes
6.250%	03/15/26		100	87,500
6.875%	08/15/25		16	14,640

				967,734

Leisure Time — 0.1%
Constellation Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	09/15/25	(a)	90	80,776
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23		368	366,160
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23		432	393,120
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28		61	56,273

				896,329

Lodging — 0.2%
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26		159	148,665
6.375%	04/01/26		60	58,049
6.875%	05/15/23		66	66,658
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.250%	09/01/24		67	63,315
Gtd. Notes, 144A
5.125%	05/01/26		285	273,600
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.,
Gtd. Notes
6.125%	12/01/24		37	36,723
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A
10.250%	11/15/22		50	53,000
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		106	107,060
Marriott International, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.229%(c)	12/01/20		230	229,447
Marriott Ownership Resorts, Inc.,
Gtd. Notes, 144A
6.500%	09/15/26		220	212,300
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	1,490	1,337,275

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (continued)
6.000%	03/15/23		330	$331,650
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21		277	276,308
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25		98	88,690
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
5.400%	04/01/24		25	23,813
5.750%	04/01/27		29	26,608
6.350%	10/01/25		11	10,670
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25		375	349,688

				3,693,519

Machinery-Construction & Mining — 0.0%
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		45	43,299
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25		205	190,906
Vertiv Group Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24	(a)	563	517,960

				752,165

Machinery-Diversified — 0.0%
ATS Automation Tooling Systems, Inc. (Canada),
Gtd. Notes, 144A
6.500%	06/15/23		60	60,449
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21		200	195,936
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		315	297,675
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26		54	53,190
Tennant Co.,
Gtd. Notes
5.625%	05/01/25		65	61,263

				668,513

Media — 1.2%
21st Century Fox America, Inc.,
Gtd. Notes
7.430%	10/01/26		100	123,828
7.625%	11/30/28		100	129,802
7.700%	10/30/25		100	123,053
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	(a)	430	412,799
7.500%	05/15/26		400	364,998

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.750%	05/15/22	(a)	815	$741,648
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		59	53,543
5.000%	04/01/24		260	246,351
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20		93	94,163
CBS Corp.,
Gtd. Notes
4.850%	07/01/42		100	91,771
CBS Radio, Inc.,
Gtd. Notes, 144A
7.250%	11/01/24		230	213,899
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		37	36,075
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28		69	63,479
5.125%	05/01/27		710	661,292
5.500%	05/01/26		299	287,414
5.750%	02/15/26		2,025	1,984,499
5.875%	04/01/24		1,240	1,233,800
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		350	348,026
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		2,114	2,113,999
6.500%	11/15/22		207	204,929
7.625%	03/15/20		1,058	1,031,550
7.625%	03/15/20		15	14,663
Comcast Corp.,
Gtd. Notes
3.600%	03/01/24		160	160,384
4.049%	11/01/52		267	239,629
4.200%	08/15/34		700	674,938
4.250%	01/15/33		200	198,635
Gtd. Notes, 3 Month LIBOR + 0.440%
3.237%(c)	10/01/21		110	108,956
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27		200	186,000
6.625%	10/15/25	(a)	705	713,813
Sr. Sec’d. Notes, 144A
5.375%	07/15/23		225	219,420
Sr. Unsec’d. Notes
5.250%	06/01/24		193	176,836
6.750%	11/15/21		37	37,925
8.625%	02/15/19		42	42,105
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25		485	545,019
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40		200	209,555

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	193	$160,673
5.875%	07/15/22		87	80,040
5.875%	11/15/24		2,305	1,855,525
6.750%	06/01/21		411	406,767
7.750%	07/01/26	(a)	567	469,193
EW Scripps Co. (The),
Gtd. Notes, 144A
5.125%	05/15/25		42	38,535
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26		112	104,418
Gray, Inc., Escrow Shares,
Sr. Unsec’d. Notes, 144A
7.000%	05/15/27		63	61,310
iHeartCommunications, Inc.,
Sr. Sec’d. Notes(d)
9.000%	12/15/19		500	335,000
Nexstar Broadcasting, Inc.,
Gtd. Notes
5.875%	11/15/22		83	82,793
Gtd. Notes, 144A
5.625%	08/01/24		135	126,225
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
5.750%	01/15/23		284	285,420
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21		40	39,900
6.125%	10/01/22		250	251,875
Gtd. Notes, 144A
5.125%	02/15/27		25	22,063
5.625%	08/01/24	(a)	585	548,438
5.875%	03/15/26		8	7,460
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	05/15/23		68	65,110
5.000%	08/01/27		100	91,375
5.375%	04/15/25		460	435,850
5.375%	07/15/26		235	219,725
6.000%	07/15/24		740	741,850
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		150	183,614
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23		246	246,616
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.125%	02/15/21		300	301,229
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		377	459,608
Unitymedia GmbH (Germany),
Sec’d. Notes, 144A
6.125%	01/15/25		215	216,054

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23	45	$40,388
5.125%	02/15/25	127	111,443
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	673	629,336
Viacom, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57	135	122,511
6.250%(ff)	02/28/57	64	59,657
Sr. Unsec’d. Notes
3.875%	04/01/24	395	387,445
6.875%	04/30/36	100	107,316
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24	482	477,180
Sr. Unsec’d. Notes, 144A
5.125%	04/15/27	53	50,085
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26	225	206,156
5.500%	08/15/26	630	582,656
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27	140	125,300

			24,824,935

Metal Fabricate/Hardware — 0.0%
Hillman Group, Inc. (The),
Gtd. Notes, 144A
6.375%	07/15/22	45	36,450
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26	195	172,575
6.250%	08/15/24	365	343,100
TriMas Corp.,
Gtd. Notes, 144A
4.875%	10/15/25	165	152,213
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23	94	98,935

			803,273

Mining — 0.2%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24	616	625,238
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35	280	316,339
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
4.125%	02/24/42	100	95,465
Coeur Mining, Inc.,
Gtd. Notes
5.875%	06/01/24	34	29,920

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (continued)
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.750%	05/15/22		34	$32,300
5.125%	05/15/24	(a)	71	65,320
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		148	140,045
3.875%	03/15/23		875	809,375
4.000%	11/14/21		130	126,425
4.550%	11/14/24		140	129,150
5.400%	11/14/34		9	7,088
5.450%	03/15/43		181	137,787
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
4.625%	04/29/24		200	198,248
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		238	233,240
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
7.250%	01/15/23		50	49,375
7.625%	01/15/25		35	34,213
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24		30	29,325
Northwest Acquisitions ULC/Dominion Finco, Inc.,
Sec’d. Notes, 144A
7.125%	11/01/22		30	29,634
Teck Resources Ltd. (Canada),
Gtd. Notes
6.000%	08/15/40		147	136,710
Sr. Unsec’d. Notes
6.125%	10/01/35		80	76,400
Vale Canada Ltd. (Brazil),
Sr. Unsec’d. Notes
7.200%	09/15/32		100	109,580

				3,411,177

Miscellaneous Manufacturing — 0.1%
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/24	(a)	202	173,215
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.000%	07/15/22		159	155,820
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
6.000%	08/07/19		530	535,709
6.150%	08/07/37		20	19,509
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21		215	215,645
5.875%	01/14/38		5	4,780
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/41		200	217,835

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		67	$58,960

				1,381,473

Multi-National — 0.0%
African Development Bank (Supranational Bank),
Sub. Notes
8.800%	09/01/19		620	643,847

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23		65	63,863
5.000%	09/01/25		195	186,713

				250,576

Oil & Gas — 0.7%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31		160	189,207
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
8.700%	03/15/19		350	353,604
Antero Resources Corp.,
Gtd. Notes
5.625%	06/01/23		140	132,999
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A
5.125%	06/01/21		22	21,064
5.625%	06/01/24		33	28,544
BP Capital Markets America, Inc.,
Gtd. Notes
3.245%	05/06/22		300	297,399
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.279%	09/19/27		300	285,542
3.814%	02/10/24		250	252,325
California Resources Corp.,
Gtd. Notes
5.500%	09/15/21		14	9,625
Sec’d. Notes, 144A
8.000%	12/15/22	(a)	181	122,628
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24		41	38,130
6.375%	07/01/26		20	18,600
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		339	379,253
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	129	119,325
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.800%	09/15/23		200	192,938
6.750%	11/15/39		268	261,544
Chesapeake Energy Corp.,
Gtd. Notes
7.000%	10/01/24		140	121,100

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
8.000%	01/15/25	(a)	130	$114,724
8.000%	06/15/27	(a)	221	185,640
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		100	96,750
CNOOC Finance 2015 Australia Pty Ltd. (China),
Gtd. Notes
2.625%	05/05/20		200	198,025
CNOOC Finance Ltd. (China),
Gtd. Notes
3.000%	05/09/23		285	275,073
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		180	154,800
Denbury Resources, Inc.,
Sec’d. Notes, 144A
7.500%	02/15/24	(a)	79	63,595
9.250%	03/31/22		185	170,663
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/25		64	53,120
Diamondback Energy, Inc.,
Gtd. Notes
5.375%	05/31/25		100	97,500
Gtd. Notes, 144A
4.750%	11/01/24		87	83,955
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40		125	129,359
Ensco PLC,
Sr. Unsec’d. Notes
5.200%	03/15/25		61	40,565
5.750%	10/01/44		66	36,886
7.750%	02/01/26		28	20,720
8.000%	01/31/24		23	18,860
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
9.375%	05/01/20		52	40,430
Sec’d. Notes, 144A
8.000%	02/15/25		50	20,625
9.375%	05/01/24		772	343,540
Sr. Sec’d. Notes, 144A
7.750%	05/15/26		660	584,100
8.000%	11/29/24	(a)	440	327,800
Equinor ASA (Norway),
Gtd. Notes
2.650%	01/15/24		214	206,999
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26		10	7,300
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24		137	121,245
6.375%	05/15/25		34	30,090
6.625%	05/01/23		130	122,850
Halcon Resources Corp.,
Gtd. Notes
6.750%	02/15/25	(a)	220	160,600

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		118	$104,430
6.250%	11/01/28		75	66,000
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		88	80,960
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		383	361,935
7.000%	03/31/24		487	465,085
Sec’d. Notes, 144A
6.500%	01/15/25		267	271,005
Nabors Industries, Inc.,
Gtd. Notes
5.500%	01/15/23		55	43,655
5.750%	02/01/25	(a)	282	213,494
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42		53	30,740
6.200%	08/01/40		41	25,420
7.950%	04/01/25		27	20,284
8.950%	04/01/45		16	12,160
Gtd. Notes, 144A
7.875%	02/01/26	(a)	155	132,138
Northern Oil and Gas, Inc.,
Sec’d. Notes, Cash coupon 8.500% and PIK 1.000%
9.500%	05/15/23		62	59,466
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22		36	33,931
6.875%	01/15/23	(a)	422	389,823
Gtd. Notes, 144A
6.250%	05/01/26		187	157,080
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		265	239,825
5.375%	01/15/25		80	73,600
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.000%	11/15/23		97	92,635
7.250%	06/15/25		70	65,800
Petro-Canada (Canada),
Sr. Unsec’d. Notes
7.875%	06/15/26		300	359,468
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27		520	488,800
6.500%	01/23/29		100	93,250
6.625%	06/15/35		150	130,950
Precision Drilling Corp. (Canada),
Gtd. Notes
6.500%	12/15/21		14	12,581
7.750%	12/15/23		330	304,013
Gtd. Notes, 144A
7.125%	01/15/26		25	21,500
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		44	38,940

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
5.375%	10/01/22		76	$69,160
5.625%	03/01/26		53	43,990
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	197	161,540
Rowan Cos., Inc.,
Gtd. Notes
4.875%	06/01/22		33	27,225
7.375%	06/15/25		21	16,853
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25		59	52,805
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Gtd. Notes, 144A
8.250%	02/15/25		226	193,230
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)	159	138,330
6.625%	01/15/27		53	46,905
6.750%	09/15/26		44	39,380
Southwestern Energy Co.,
Gtd. Notes
6.200%	01/23/25	(a)	293	261,869
7.500%	04/01/26		66	62,370
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		54	52,650
5.500%	02/15/26		36	34,110
5.875%	03/15/28		16	14,966
Talos Production LLC/Talos Production Finance, Inc.,
Sec’d. Notes
11.000%	04/03/22		5	5,278
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		39	37,343
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25		107	103,255
Transocean, Inc.,
Gtd. Notes
6.800%	03/15/38		162	107,730
7.500%	04/15/31		72	54,540
9.350%	12/15/41		129	107,393
Gtd. Notes, 144A
7.250%	11/01/25		70	61,075
7.500%	01/15/26		135	118,463
9.000%	07/15/23		116	115,420
Ultra Resources, Inc.,
Gtd. Notes, 144A
6.875%	04/15/22		366	128,100
7.125%	04/15/25		187	56,100
Unit Corp.,
Gtd. Notes
6.625%	05/15/21		109	99,190
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		109	95,375

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21		97	$92,150
6.250%	04/01/23		5	4,550
6.625%	01/15/26	(a)	349	299,268
WildHorse Resource Development Corp.,
Gtd. Notes
6.875%	02/01/25		125	118,125
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.750%	06/01/26		27	24,435
8.250%	08/01/23		210	219,450

				13,981,232

Oil & Gas Services — 0.0%
Baker Hughes a GE Co. LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		100	95,280
Calfrac Holdings LP (Canada),
Sr. Unsec’d. Notes, 144A
8.500%	06/15/26		95	67,450
CSI Compressco LP/CSI Compressco Finance, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/25		30	27,900
KCA Deutag UK Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.250%	05/15/21		200	162,000
SESI LLC,
Gtd. Notes
7.750%	09/15/24		32	25,440
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24		65	62,046
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/26		26	24,960
Weatherford International LLC,
Gtd. Notes, 144A
9.875%	03/01/25		17	10,328
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22		4	2,340
5.950%	04/15/42		70	35,613
6.500%	08/01/36		52	27,040
6.750%	09/15/40		22	11,330
7.000%	03/15/38		56	28,980
8.250%	06/15/23		17	10,200

				590,907

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	02/15/25		605	558,488
7.250%	05/15/24		285	284,288
Ball Corp.,
Gtd. Notes
4.875%	03/15/26		23	22,368

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (continued)
Berry Global, Inc.,
Sec’d. Notes, 144A
4.500%	02/15/26		125	$114,375
Brambles USA, Inc. (Australia),
Gtd. Notes, 144A
5.350%	04/01/20		200	204,455
BWAY Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24		317	297,979
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes, 144A
4.750%	02/01/26		50	47,125
Flex Acquisition Co., Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	01/15/25		36	32,040
Intertape Polymer Group, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	10/15/26		55	54,313
OI European Group BV,
Gtd. Notes, 144A
4.000%	03/15/23		38	35,530
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25		130	123,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	103	98,108
Sr. Sec’d. Notes
5.750%	10/15/20		760	757,881
Sr. Sec’d. Notes, 3 Month LIBOR + 3.500%, 144A
5.936%(c)	07/15/21		110	109,588
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24		65	63,781

				2,803,819

Pharmaceuticals — 0.4%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		75	68,625
5.875%	05/15/23		1,872	1,731,600
6.125%	04/15/25		1,401	1,222,373
9.000%	12/15/25		153	152,235
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		249	232,193
6.500%	03/15/22		68	68,340
7.000%	03/15/24		237	239,370
Bayer US Finance II LLC (Germany),
Gtd. Notes, 3 Month LIBOR + 0.630%, 144A
3.452%(c)	06/25/21		200	197,336
Cigna Corp.,
Gtd. Notes, 3 Month LIBOR + 0.650%, 144A
3.438%(c)	09/17/21		580	571,807
CVS Health Corp.,
Sr. Unsec’d. Notes
4.100%	03/25/25		700	693,016
4.780%	03/25/38		1,000	958,256

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36		300	$293,532
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		436	332,450
Endo Finance LLC,
Gtd. Notes, 144A
5.750%	01/15/22		100	83,250
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
5.375%	01/15/23		30	22,800
7.250%	01/15/22	(a)	100	86,500
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26		68	60,860
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		270	244,329
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
8.500%	01/31/27		45	43,650
9.250%	04/01/26		50	50,000
Zoetis, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.440%
3.085%(c)	08/20/21		100	99,267

				7,451,789

Pipelines — 0.5%
Andeavor Logistics LP,
Jr. Sub. Notes
6.875%(ff)	—	(rr)	100	88,999
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		255	237,788
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25		500	486,949
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		310	299,149
Buckeye Partners LP,
Jr. Sub. Notes
6.375%(ff)	01/22/78		120	97,496
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.875%	03/31/25		55	54,725
7.000%	06/30/24		115	121,325
Cheniere Energy Partners LP,
Gtd. Notes, 144A
5.625%	10/01/26		46	43,010
Sr. Sec’d. Notes
5.250%	10/01/25		48	44,760
CNX Midstream Partners LP/CNX Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	03/15/26		27	25,650
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25		88	81,620

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
6.250%	04/01/23		235	$226,188
DCP Midstream LP,
Jr. Sub. Notes
7.375%(ff)	—	(rr)	124	110,360
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23	(a)	121	113,438
5.375%	07/15/25		30	29,325
Gtd. Notes, 144A
6.750%	09/15/37		95	93,575
Delek Logistics Partners LP/Delek Logistics Finance Corp.,
Gtd. Notes
6.750%	05/15/25		130	126,100
Energy Transfer LP,
Sr. Sec’d. Notes
4.250%	03/15/23		73	70,263
5.875%	01/15/24		170	172,975
Energy Transfer Operating LP,
Gtd. Notes
4.750%	01/15/26		275	267,207
4.900%	02/01/24		435	440,256
7.500%	07/01/38		100	111,624
Jr. Sub. Notes
6.625%(ff)	—	(rr)	97	80,025
EnLink Midstream Partners LP,
Jr. Sub. Notes
6.000%(ff)	—	(rr)	129	93,769
Sr. Unsec’d. Notes
4.150%	06/01/25		57	51,388
4.400%	04/01/24		186	175,283
4.850%	07/15/26	(a)	102	91,980
5.600%	04/01/44		202	165,942
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23		250	246,585
3.750%	02/15/25		900	890,511
4.875%(ff)	08/16/77		36	29,804
5.375%(ff)	02/15/78		69	57,052
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		128	109,760
6.000%	05/15/23		10	9,250
6.500%	10/01/25		15	13,200
6.750%	08/01/22		25	24,375
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/24		70	68,600
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		102	101,412
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21		300	304,368
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21		130	123,500
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		429	416,646

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27		85	$79,263
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25		500	506,578
PBF Logistics LP/PBF Logistics Finance Corp.,
Gtd. Notes
6.875%	05/15/23	(a)	57	56,003
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25		300	288,221
Plains All American Pipeline LP,
Jr. Sub. Notes
6.125%(ff)	—	(rr)	105	88,200
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24		400	380,664
SemGroup Corp.,
Gtd. Notes
6.375%	03/15/25		25	23,063
7.250%	03/15/26		61	57,035
SemGroup Corp./Rose Rock Finance Corp.,
Gtd. Notes
5.625%	07/15/22		60	56,550
5.625%	11/15/23		60	54,600
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32		120	152,632
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22		95	90,250
5.750%	04/15/25		27	24,840
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		500	485,009
5.950%	12/01/25		238	248,152
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		62	60,915
5.500%	01/15/28		170	163,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		44	40,755
5.000%	01/15/28		35	31,675
5.125%	02/01/25		266	249,375
5.375%	02/01/27		30	28,125
6.750%	03/15/24		265	268,975
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		185	177,905
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
6.200%	10/15/37		150	163,217
7.125%	01/15/19		250	250,324
TransMontaigne Partners LP/TLP Finance Corp.,
Gtd. Notes
6.125%	02/15/26		38	34,010

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.875%	09/01/21		40	$43,682

				10,499,450

Private Equity — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.875%	02/01/22		115	112,700
6.250%	02/01/22		79	78,013
6.375%	12/15/25		82	78,925

				269,638

Real Estate — 0.0%
GAIF Bond Issuer Pty Ltd. (Australia),
Gtd. Notes, 144A
3.400%	09/30/26		358	338,057
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24		60	56,100
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22		200	198,550

				592,707

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
3.500%	01/31/23		294	288,935
5.000%	02/15/24		126	130,339
5.900%	11/01/21		100	105,668
American Tower Trust,
Asset-Backed, 144A
3.070%	03/15/48		100	98,484
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, GMTN
2.850%	03/15/23		260	254,224
Boston Properties LP,
Sr. Unsec’d. Notes
3.800%	02/01/24		200	199,266
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		200	193,321
CoreCivic, Inc.,
Gtd. Notes
4.625%	05/01/23		75	69,375
Digital Realty Trust LP,
Gtd. Notes
3.700%	08/15/27		172	162,337
Duke Realty LP,
Gtd. Notes
3.625%	04/15/23		126	125,903
EPR Properties,
Gtd. Notes
4.500%	06/01/27	(a)	257	247,703
4.950%	04/15/28		300	296,852
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	04/01/23		125	124,375

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
5.875%	01/15/26	260	$261,950
Equity Commonwealth,
Sr. Unsec’d. Notes
5.875%	09/15/20	240	245,848
ERP Operating LP,
Sr. Unsec’d. Notes
3.000%	04/15/23	220	216,393
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25	105	97,650
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23	130	117,000
5.875%	10/15/24	520	458,900
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25	50	49,646
5.750%	06/01/28	230	232,300
Government Properties Income Trust,
Sr. Unsec’d. Notes
3.750%	08/15/19	400	400,392
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24	382	375,949
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes
3.875%	04/01/24	200	197,303
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24	149	141,550
Gtd. Notes, 144A
4.875%	09/15/27	138	120,405
5.250%	03/15/28	59	52,068
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24	195	193,050
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/27	200	190,808
Regency Centers Corp.,
Gtd. Notes
3.750%	11/15/22	350	349,444
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21	130	129,025
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.000%	10/01/22	17	16,193
Scentre Group Trust 1/Scentre Group Trust 2 (Australia),
Gtd. Notes, 144A
3.500%	02/12/25	200	193,755
Select Income REIT,
Sr. Unsec’d. Notes
3.600%	02/01/20	200	199,010
Senior Housing Properties Trust,
Sr. Unsec’d. Notes
3.250%	05/01/19	325	323,376

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP,
Sr. Unsec’d. Notes
6.750%	02/01/40		100	$127,345
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25		87	83,072
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23		495	430,650
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		241	218,105
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24		370	366,396
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23		397	427,039
Welltower, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/24		293	300,463

				8,811,867

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	(a)	139	127,880
Caleres, Inc.,
Gtd. Notes
6.250%	08/15/23		40	40,000
Cumberland Farms, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	05/01/25		37	37,185
FirstCash, Inc.,
Gtd. Notes, 144A
5.375%	06/01/24		34	32,725
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		258	243,165
IRB Holding Corp.,
Gtd. Notes, 144A
6.750%	02/15/26		136	119,000
L Brands, Inc.,
Gtd. Notes
5.250%	02/01/28		79	67,545
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	12/09/35		100	100,441
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, 144A
8.000%	10/15/21		586	241,725
Gtd. Notes, Cash coupon 8.750% or PIK 9.500%, 144A
8.750%	10/15/21		564	236,986
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.625%	08/01/26	(a)	167	151,970
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26		216	200,880

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Retail (continued)
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		796	$463,671
8.875%	06/01/25		272	157,760
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		374	270,215
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23		410	323,900
Staples, Inc.,
Gtd. Notes, 144A
8.500%	09/15/25	(a)	683	616,202
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34		150	143,859

				3,575,109

Semiconductors — 0.1%
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22		610	611,706
Analog Devices, Inc.,
Sr. Unsec’d. Notes
4.500%	12/05/36		200	188,831
Intel Corp.,
Sr. Unsec’d. Notes
2.875%	05/11/24		350	341,453
Qorvo, Inc.,
Gtd. Notes, 144A
5.500%	07/15/26		33	31,515
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.900%	05/20/24		180	171,395
4.650%	05/20/35		150	144,803
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		515	517,575

				2,007,278

Software — 0.3%
Camelot Finance SA,
Sr. Unsec’d. Notes, 144A
7.875%	10/15/24		110	106,150
First Data Corp.,
Sec’d. Notes, 144A
5.750%	01/15/24		1,853	1,806,675
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24		215	225,213
Infor Software Parent LLC/Infor Software Parent, Inc.,
Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A
7.125%	05/01/21		119	115,728
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22		1,674	1,619,009

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Software (continued)
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23		90	$87,650
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		265	253,075
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26		525	489,482
2.875%	02/06/24		145	143,633
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26		129	122,550
Open Text Corp. (Canada),
Gtd. Notes, 144A
5.625%	01/15/23		95	94,525
Oracle Corp.,
Sr. Unsec’d. Notes
3.900%	05/15/35		400	382,890
4.300%	07/08/34		700	702,654
6.125%	07/08/39		125	150,040
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24		213	166,140
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		115	122,475

				6,587,889

Telecommunications — 1.0%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.125%	07/16/22		400	391,979
AT&T, Inc.,
Sr. Unsec’d. Notes
3.950%	01/15/25		168	164,280
4.350%	06/15/45		188	158,873
4.900%	08/15/37		1,000	932,389
5.350%	09/01/40		273	265,211
Avaya, Inc., Escrow Shares,
First Lien^(d)
7.000%	04/01/19	(a)	235	23
Avaya, Inc., Escrow Shares,
First Lien^(d)
9.000%	04/01/19		180	17
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30		100	135,247
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	325	286,000
5.800%	03/15/22		235	226,187
6.450%	06/15/21		30	29,925
6.750%	12/01/23	(a)	350	337,312
7.500%	04/01/24	(a)	103	99,395
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	288	237,599
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
8.000%	10/15/25		48	$39,600
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		42	34,020
6.000%	06/15/25		1,050	955,499
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24		185	169,275
Consolidated Communications, Inc.,
Gtd. Notes
6.500%	10/01/22		22	19,360
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
3.600%	01/19/27		150	141,474
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		729	659,745
Frontier Communications Corp.,
Sec’d. Notes, 144A
8.500%	04/01/26	(a)	325	284,375
Sr. Unsec’d. Notes
6.875%	01/15/25		200	101,500
7.125%	01/15/23		25	14,125
7.625%	04/15/24		13	6,695
10.500%	09/15/22		119	82,705
11.000%	09/15/25	(a)	860	535,307
Goodman Networks, Inc.,
Sr. Sec’d. Notes
8.000%	05/11/22		63	22,215
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		75	68,719
Sr. Sec’d. Notes
5.250%	08/01/26		312	285,870
Intelsat Connect Finance SA (Luxembourg),
Gtd. Notes, 144A
9.500%	02/15/23		251	215,860
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23		449	390,630
Gtd. Notes, 144A
8.500%	10/15/24		606	587,820
9.750%	07/15/25		73	73,204
Sr. Sec’d. Notes, 144A
8.000%	02/15/24		424	436,720
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
7.750%	06/01/21		18	16,380
8.125%	06/01/23	(a)	111	86,025
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23		208	200,720
5.375%	01/15/24		216	205,740
5.375%	05/01/25		200	187,500
5.625%	02/01/23		429	421,493
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
4.375%	06/12/27		35	32,550
6.625%	05/15/39		100	101,500

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Plantronics, Inc.,
Gtd. Notes, 144A
5.500%	05/31/23		205	$190,650
Qwest Capital Funding, Inc.,
Gtd. Notes
7.750%	02/15/31		73	59,495
Rogers Communications, Inc. (Canada),
Gtd. Notes
8.750%	05/01/32		185	252,054
SES SA (Luxembourg),
Gtd. Notes, 144A
3.600%	04/04/23		100	98,046
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		1,467	1,547,685
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		65	66,625
Sr. Unsec’d. Notes
6.000%	11/15/22		113	110,890
11.500%	11/15/21		133	150,623
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		606	600,146
7.250%	09/15/21		109	111,562
7.625%	02/15/25	(a)	1,888	1,888,000
7.625%	03/01/26		16	15,800
7.875%	09/15/23		425	436,156
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34		103	89,095
6.375%	11/15/33		278	250,932
7.200%	07/18/36		51	48,705
7.721%	06/04/38		18	17,876
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26		484	444,070
4.750%	02/01/28		466	421,730
6.000%	04/15/24		19	19,000
6.375%	03/01/25		205	207,050
6.500%	01/15/24		10	10,225
6.500%	01/15/26		830	846,600
T-Mobile USA. Inc., Escrow Shares,
Sr. Unsec’d. Notes^
4.500%	02/01/26		156	—
4.750%	02/01/28		266	—
6.000%	04/15/24		19	—
6.375%	03/01/25		205	—
6.500%	01/15/24		435	—
6.500%	01/15/26		1,170	—
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33		585	568,392
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36		450	420,243
4.400%	11/01/34		131	126,257
4.500%	08/10/33		400	394,834

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A
5.000%	01/20/26	400	$328,880
Windstream Services LLC/Windstream Finance Corp.,
Sec’d. Notes, 144A
9.000%	06/30/25	1,182	800,805

			20,163,489

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25	547	488,028
Sr. Unsec’d. Notes
3.150%	03/15/23	48	39,360

			527,388

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.400%	06/01/41	115	130,138
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
7.125%	10/15/31	150	187,936
JB Hunt Transport Services, Inc.,
Gtd. Notes
3.850%	03/15/24	150	151,866
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.903%	02/15/23	342	336,113
3.850%	01/15/24	292	295,573
4.050%	08/15/52	100	89,309
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22	310	307,288

			1,498,223

Trucking & Leasing — 0.1%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%, 144A
3.688%(c)	06/01/21	120	119,798
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.125%	10/01/23	25	23,875
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
4.500%	08/01/22	59	56,640
5.000%	08/01/24	65	62,888
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23	158	147,730
5.250%	08/15/22	75	72,563
5.500%	02/15/24	98	94,570
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	08/01/23	775	773,631

			1,351,695

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24	300	$306,502

TOTAL CORPORATE BONDS (cost $273,646,396)			258,145,868

MUNICIPAL BONDS — 0.1%
California — 0.0%
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
6.582%	05/15/39	175	220,761
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	180	247,090

			467,851

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds, BABs
5.600%	03/15/40	150	181,692
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	265	269,614
5.647%	11/01/40	220	267,934

			719,240

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50	150	215,909

TOTAL MUNICIPAL BONDS (cost $1,229,118)			1,403,000

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.6%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 5A1
4.363%(cc)	09/25/35	49	44,160
Alternative Loan Trust,
Series 2005-63, Class 1A1
3.969%(cc)	12/25/35	2,162	2,031,123
Series 2005-64CB, Class 1A15
5.500%	12/25/35	2,335	2,253,002
Series 2005-J14, Class A3
5.500%	12/25/35	3,912	3,342,848
Series 2005-J6, Class 2A1
5.500%	07/25/25	14	13,675
Series 2006-41CB, Class 2A13
5.750%	01/25/37	3,132	2,595,587
Series 2006-J2, Class A1, 1 Month LIBOR + 0.500%
3.006%(c)	04/25/36	61	36,471
American Home Mortgage Assets Trust,
Series 2006-2, Class 2A1, 1 Month LIBOR + 0.190%
2.696%(c)	09/25/46	310	286,187
Angel Oak Mortgage Trust I LLC,
Series 2018-2, Class A2, 144A
3.776%(cc)	07/27/48	86	85,156

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Antler Mortgage Trust,
Series 2018-RTL1, Class A1, 144A
4.335%	07/25/22	134	$133,757
Arroyo Mortgage Trust,
Series 2018-1, Class A1, 144A
3.763%(cc)	04/25/48	332	331,601
Banc of America Alternative Loan Trust,
Series 2004-6, Class 4A1
5.000%	07/25/19	19	19,073
Banc of America Funding Trust,
Series 2005-1, Class 1A1
5.500%	02/25/35	187	184,562
Series 2005-7, Class 30PO, PO
4.060%(s)	11/25/35	29	24,254
Series 2006-1, Class 2A1
5.500%	01/25/36	11	10,195
Series 2006-D, Class 5A2
3.847%(cc)	05/20/36	14	13,412
Series 2007-5, Class 4A1, 1 Month LIBOR + 0.370%
2.876%(c)	07/25/37	4,603	3,073,361
Series 2014-R7, Class 1A1, 1 Month LIBOR + 0.150%, 144A
2.656%(c)	05/26/36	96	92,700
Series 2014-R7, Class 2A1, 1 Month LIBOR + 0.140%, 144A
2.646%(c)	09/26/36	50	48,309
Series 2015-R4, Class 5A1, 1 Month LIBOR + 0.150%, 144A
2.465%(c)	10/25/36	231	222,940
Banc of America Mortgage Trust,
Series 2004-C, Class 2A1
4.148%(cc)	04/25/34	107	107,600
Series 2004-D, Class 2A1
4.193%(cc)	05/25/34	2	2,244
Series 2004-D, Class 2A2
4.193%(cc)	05/25/34	18	17,950
Series 2007-3, Class 1A1
6.000%	09/25/37	93	88,223
BCAP LLC Trust,
Series 2007-AA2, Class 2A12
5.500%	04/25/37	1,518	1,178,958
Series 2009-RR10, Class 18A2, 144A
6.000%(cc)	03/26/37	1,119	921,716
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
4.462%(cc)	07/25/33	73	73,914
Series 2005-12, Class 22A1
4.273%(cc)	02/25/36	68	67,815
Bear Stearns ALT-A Trust,
Series 2005-5, Class 1A4, 1 Month LIBOR + 0.560%
3.066%(c)	07/25/35	977	971,429
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A1
5.750%	10/25/34	104	104,669
CHL Mortgage Pass-Through Trust,
Series 2007-3, Class A16
6.000%	04/25/37	999	797,742

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citicorp Mortgage Securities Trust,
Series 2007-5, Class 1A9
6.000%	06/25/37	194	$194,055
Citigroup Mortgage Loan Trust,
Series 2006-4, Class 1A1
5.500%	12/25/35	11	11,334
Series 2014-10, Class 1A1, 1 Month LIBOR + 0.135%, 144A
2.450%(c)	11/25/36	142	136,827
Series 2014-10, Class 3A1, 144A
2.714%(cc)	07/25/36	161	155,472
Series 2014-10, Class 4A1, 144A
2.484%(cc)	02/25/37	233	218,462
Series 2014-11, Class 4A1, 1 Month LIBOR + 0.100%, 144A
2.515%(c)	07/25/36	121	116,286
Series 2014-12, Class 1A4, 1 Month LIBOR + 0.125%, 144A
2.440%(c)	08/25/36	468	455,281
Series 2014-12, Class 2A4, 144A
3.546%(cc)	02/25/37	114	113,297
Series 2014-C, Class A, 144A
3.250%(cc)	02/25/54	120	118,872
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%	09/25/33	46	45,786
Series 2005-2, Class 2A11
5.500%	05/25/35	123	124,719
COLT Mortgage Loan Trust,
Series 2018-2, Class A1, 144A
3.470%(cc)	07/27/48	3,049	3,035,946
Series 2018-2, Class A2, 144A
3.542%(cc)	07/27/48	125	124,359
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-5, Class 2A9
5.250%	05/25/34	199	197,569
Series 2007-5, Class A6, 1 Month LIBOR + 0.350%
2.856%(c)	05/25/37	25	17,392
Series 2007-9, Class A11
5.750%	07/25/37	1,509	1,249,750
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-5, Class 1A1
5.000%	07/25/20	41	40,938
CSFB Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 7A2
3.683%(cc)	06/25/34	52	51,250
Series 2005-4, Class 2A9
5.500%	06/25/35	1,234	1,070,138
CSMC Mortgage-Backed Trust,
Series 2006-4, Class 1A8, 1 Month LIBOR + 1.000%
6.000%(c)	05/25/36	1,629	1,382,488
CSMC Trust,
Series 2011-12R, Class 3A1, 144A
4.072%(cc)	07/27/36	15	14,744
Series 2014-10R, Class 4A1, 144A
2.485%(cc)	12/27/36	11	10,938
Series 2014-11R, Class 8A1, 1 Month LIBOR + 0.340%, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.655%(c)	04/27/37	17	$16,535
Series 2014-11R, Class 9A1, 1 Month LIBOR + 0.140%, 144A
2.455%(c)	10/27/36	50	50,231
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A1, 144A
2.453%(cc)	06/25/47	58	57,165
Series 2018-2A, Class A1, 144A
3.479%(cc)	04/25/58	1,963	1,954,679
Series 2018-2A, Class A2, 144A
3.530%(cc)	04/25/58	127	126,867
Series 2018-3A, Class A1, 144A
3.789%(cc)	08/25/58	1,850	1,863,223
Series 2018-3A, Class A2, 144A
3.891%(cc)	08/25/58	93	93,160
Series 2018-4A, Class A2, 144A
4.182%(cc)	10/25/58	165	166,329
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1, Class 1A1, 1 Month LIBOR + 0.500%
3.006%(c)	02/25/35	24	23,573
Series 2005-1, Class 2A1
5.404%(cc)	02/25/20	6	6,122
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M1, 1 Month LIBOR + 1.600%
4.106%(c)	01/25/24	42	42,468
Series 2014-C02, Class 1M1, 1 Month LIBOR + 0.950%
3.456%(c)	05/25/24	44	44,269
Series 2014-C03, Class 1M2, 1 Month LIBOR + 3.000%
5.506%(c)	07/25/24	704	739,929
Series 2015-C04, Class 1M2, 1 Month LIBOR + 5.700%
8.206%(c)	04/25/28	463	522,281
Series 2016-C01, Class 1M1, 1 Month LIBOR + 1.950%
4.456%(c)	08/25/28	4	4,283
Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%
4.656%(c)	09/25/28	39	39,141
Series 2016-C03, Class 1M1, 1 Month LIBOR + 2.000%
4.506%(c)	10/25/28	48	48,203
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29	408	409,622
Series 2016-C05, Class 2M1, 1 Month LIBOR + 1.350%
3.856%(c)	01/25/29	115	114,960
Series 2016-C06, Class 1M1, 1 Month LIBOR + 1.300%
3.806%(c)	04/25/29	361	361,895
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300%
3.806%(c)	07/25/29	308	308,778
Series 2017-C02, Class 2M1, 1 Month LIBOR + 1.150%
3.656%(c)	09/25/29	483	484,042
Series 2017-C03, Class 1M1, 1 Month LIBOR + 0.950%
3.456%(c)	10/25/29	437	437,768
Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850%
3.356%(c)	11/25/29	431	431,263
Series 2017-C05, Class 1M1, 1 Month LIBOR + 0.550%
3.056%(c)	01/25/30	656	655,444
Series 2017-C06, Class 1M1, 1 Month LIBOR + 0.750%
3.256%(c)	02/25/30	445	444,256
Series 2017-C06, Class 2M1, 1 Month LIBOR + 0.750%
3.256%(c)	02/25/30	114	113,651
Series 2017-C07, Class 1M1, 1 Month LIBOR + 0.650%

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.156%(c)	05/25/30	161	$160,654
Series 2017-C07, Class 2M1, 1 Month LIBOR + 0.650%
3.156%(c)	05/25/30	65	65,005
Series 2018-C01, Class 1M1, 1 Month LIBOR + 0.600%
3.106%(c)	07/25/30	550	548,084
Series 2018-C02, Class 2M1, 1 Month LIBOR + 0.650%
3.156%(c)	08/25/30	103	103,366
Series 2018-C04, Class 2M1, 1 Month LIBOR + 0.750%
3.256%(c)	12/25/30	71	70,894
Series 2018-C05, Class 1M1, 1 Month LIBOR + 0.720%
3.226%(c)	01/25/31	136	136,098
Series 2018-C06, Class 1M1, 1 Month LIBOR + 0.550%
3.056%(c)	03/25/31	157	156,833
Series 2018-C06, Class 2M1, 1 Month LIBOR + 0.550%
3.056%(c)	03/25/31	141	140,124
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41	503	574,451
Series 2002-T1, Class A2
7.000%	11/25/31	314	361,134
Series 2002-T4, Class A2
7.000%	12/25/41	380	424,832
Series 2004-T1, Class 1A1
6.000%	01/25/44	327	358,428
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.874%(s)	12/25/24	100	94,224
Series 369, Class 12, IO
5.500%(cc)	05/25/36	354	85,510
Series 383, Class 60, IO
6.500%	10/25/37	96	20,444
Series 416, Class A300
3.000%	11/25/42	1,367	1,355,037
Series 417, Class C11, IO
2.500%	02/25/28	3,211	224,311
Fannie Mae REMIC Trust,
Series 1999-W4, Class A9
6.250%	02/25/29	207	219,787
Series 2001-W3, Class A
7.000%(cc)	09/25/41	256	273,001
Series 2002-W6, Class 2A1
7.000%(cc)	06/25/42	179	194,348
Series 2003-W10, Class 3A5
4.299%	06/25/43	920	942,439
Series 2004-W11, Class 1A1
6.000%	05/25/44	1,174	1,326,728
Series 2004-W12, Class 1A2
6.500%	07/25/44	594	668,878
Series 2005-W1, Class 1A2
6.500%	10/25/44	218	245,723
Series 2007-W7, Class 2A2, IO, 1 Month LIBOR x (1) + 6.530%
4.024%(c)	07/25/37	15	1,968
Series 2007-W10, Class 2A
6.345%(cc)	08/25/47	168	180,826
Series 2009-W1, Class A
6.000%	12/25/49	336	373,443

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	104	$108,950
Series 1993-136, Class ZB
6.000%(cc)	07/25/23	61	63,735
Series 1993-141, Class Z
7.000%	08/25/23	77	81,305
Series 1993-147, Class Z
7.000%	08/25/23	63	65,963
Series 1994-29, Class Z
6.500%	02/25/24	113	120,360
Series 1996-4, Class SA, IO, 1 Month LIBOR x (1) + 8.500%
5.994%(c)	02/25/24	29	3,191
Series 1997-33, Class PA
8.500%	06/18/27	196	219,600
Series 1997-57, Class PN
5.000%	09/18/27	116	121,917
Series 2001-16, Class Z
6.000%	05/25/31	154	166,558
Series 2001-81, Class HE
6.500%	01/25/32	235	261,482
Series 2002-14, Class A1
7.000%	01/25/42	745	837,948
Series 2002-26, Class A2
7.500%	01/25/48	347	399,866
Series 2002-82, Class PE
6.000%	12/25/32	246	271,577
Series 2002-86, Class PG
6.000%	12/25/32	569	629,394
Series 2002-90, Class A2
6.500%	11/25/42	175	194,934
Series 2003-18, Class A1
6.500%	12/25/42	267	304,669
Series 2003-21, Class OU
5.500%	03/25/33	76	82,595
Series 2003-24, Class MZ
5.500%	04/25/33	286	307,357
Series 2003-48, Class GH
5.500%	06/25/33	1,345	1,466,690
Series 2004-36, Class SA, 1 Month LIBOR x (2.750) + 19.525%
12.633%(c)	05/25/34	67	88,679
Series 2004-45, Class ZL
6.000%	10/25/32	221	240,579
Series 2004-68, Class LC
5.000%	09/25/29	223	235,266
Series 2005-22, Class DA
5.500%	12/25/34	46	47,309
Series 2005-30, Class UG
5.000%	04/25/35	360	388,704
Series 2005-57, Class NK, 1 Month LIBOR x (4) + 22.000%
11.975%(c)	07/25/35	61	79,991
Series 2005-84, Class XM
5.750%	10/25/35	71	76,350
Series 2005-87, Class QZ
5.000%	10/25/35	97	99,638

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-102, Class PG
5.000%	11/25/35	695	$750,978
Series 2005-110, Class GL
5.500%	12/25/35	544	595,683
Series 2006-2, Class LY, 1 Month LIBOR x (16) + 96.000% (Cap 8.000%, Floor 0.000%)
8.000%(c)	12/25/35	16	16,744
Series 2006-9, Class KZ
6.000%	03/25/36	304	328,668
Series 2006-20, Class IB, IO, 1 Month LIBOR x (1) + 6.590%
4.084%(c)	04/25/36	264	43,097
Series 2006-23, Class NS, 1 Month LIBOR x (18) + 108.000% (Cap 9.000%, Floor 0.000%)
9.000%(c)	04/25/36	42	52,662
Series 2006-48, Class ND
6.250%	03/25/36	44	44,723
Series 2006-77, Class PC
6.500%	08/25/36	155	170,423
Series 2007-46, Class PA
6.000%	04/25/37	30	30,603
Series 2007-58, Class SV, IO, 1 Month LIBOR x (1) + 6.750%
4.244%(c)	06/25/37	257	28,612
Series 2007-79, Class PE
5.000%	08/25/37	615	631,069
Series 2007-102, Class SA, IO, 1 Month LIBOR x (1) + 6.400%
3.894%(c)	11/25/37	514	65,649
Series 2008-91, Class SI, IO, 1 Month LIBOR x (1) + 6.000%
3.494%(c)	03/25/38	438	48,573
Series 2009-15, Class SA, IO, 1 Month LIBOR x (1) + 6.200%
3.694%(c)	03/25/24	68	1,548
Series 2009-62, Class WA
5.575%(cc)	08/25/39	612	665,230
Series 2009-112, Class SW, IO, 1 Month LIBOR x (1) + 6.250%
3.744%(c)	01/25/40	326	39,918
Series 2009-112, Class ST, IO, 1 Month LIBOR x (1) + 6.250%
3.744%(c)	01/25/40	497	62,922
Series 2010-10, Class NT
5.000%	02/25/40	1,285	1,385,870
Series 2010-19, Class MV
5.000%	02/25/21	58	57,733
Series 2010-35, Class SB, IO, 1 Month LIBOR x (1) + 6.420%
3.914%(c)	04/25/40	150	19,267
Series 2010-49, Class SC, 1 Month LIBOR x (2) + 12.660%
7.648%(c)	03/25/40	110	121,738
Series 2010-64, Class DM
5.000%	06/25/40	146	154,284
Series 2011-22, Class MA
6.500%	04/25/38	149	154,271
Series 2011-39, Class ZA

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.000%	11/25/32	285	$315,888
Series 2011-52, Class GB
5.000%	06/25/41	381	410,320
Series 2011-52, Class KB
5.500%	06/25/41	1,535	1,722,008
Series 2012-16, Class GC
2.500%	11/25/41	1,549	1,504,310
Series 2013-4, Class AJ
3.500%	02/25/43	758	770,327
Series 2013-4, Class PC
2.000%	06/25/42	945	906,781
Series 2013-83, Class CA
3.500%	10/25/37	486	490,432
Series 2013-96, Class YA
3.500%	09/25/38	1,082	1,097,415
Series 2013-133, Class NA
3.000%	05/25/36	350	348,698
Series 2014-3, Class AM
2.500%	01/25/32	184	181,886
Series 2014-67, Class GA
3.000%	10/25/39	312	311,315
Series 2016-5, Class KB
2.500%	02/25/46	510	451,061
Series 2016-59, Class CA
3.500%	09/25/43	760	772,410
Series 2016-64, Class FA, 1 Month LIBOR + 0.500%
3.006%(c)	09/25/46	915	923,514
Series 2016-95, Class UH
3.500%	02/25/45	1,424	1,449,442
Series 2017-14, Class DA
3.000%	02/25/45	758	749,795
Series 2017-41, Class ME
3.000%	05/25/53	7,760	7,737,462
Series G93-17, Class S, IO, 1 Month LIBOR x (1) + 9.000%
6.494%(c)	04/25/23	104	10,265
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.900%	07/25/42	127	139,223
Series 2003-W3, Class 2A5
5.356%	06/25/42	279	300,328
Series 2003-W6, Class 1A41
5.398%	10/25/42	922	992,710
Series 2003-W6, Class 3A
6.500%	09/25/42	218	242,106
Series 2003-W12, Class 2A7
4.680%	06/25/43	277	286,035
Series 2004-W2, Class 2A2
7.000%	02/25/44	169	189,213
Series 2004-W2, Class 5A
7.500%	03/25/44	174	193,321
Series 2004-W8, Class 2A
6.500%	06/25/44	188	208,583
Series 2005-W4, Class 1A1
6.000%	08/25/45	120	131,044
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	160	168,201

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 1049, Class S, 1 Month LIBOR x (3.889) + 39.278%
29.730%(c)	02/15/21	1	$1,286
Series 1621, Class J
6.400%	11/15/23	43	45,146
Series 1630, Class PK
6.000%	11/15/23	110	115,250
Series 1675, Class KZ
6.500%	02/15/24	96	103,821
Series 1680, Class PK
6.500%	02/15/24	114	119,575
Series 1695, Class EB
7.000%	03/15/24	142	150,845
Series 1980, Class Z
7.000%	07/15/27	249	275,223
Series 2016-25, Class FL, 1 Month LIBOR + 0.500%
3.006%(c)	05/25/46	1,128	1,130,395
Series 2353, Class KZ
6.500%	09/15/31	280	320,610
Series 2535, Class AW
5.500%	12/15/32	93	101,557
Series 2557, Class HL
5.300%	01/15/33	635	689,261
Series 2595, Class DC
5.000%	04/15/23	276	281,120
Series 2595, Class GC
5.500%	04/15/23	98	100,386
Series 2611, Class TM, 1 Month LIBOR x (10) + 65.000% (Cap 10.000%, Floor 0.000%)
10.000%(c)	05/15/33	29	34,744
Series 2626, Class JC
5.000%	06/15/23	621	634,607
Series 2643, Class SA, 1 Month LIBOR x (6.500) + 45.500%
29.542%(c)	03/15/32	21	36,844
Series 2764, Class UG
5.000%	03/15/34	1,304	1,398,578
Series 2862, Class GB
5.000%	09/15/24	101	102,646
Series 2885, Class LZ
6.000%	11/15/34	1,440	1,631,710
Series 2893, Class PE
5.000%	11/15/34	327	348,464
Series 2922, Class SU, 1 Month LIBOR x (2) + 14.300%
9.390%(c)	02/15/35	65	78,061
Series 2980, Class QA
6.000%	05/15/35	352	390,216
Series 2990, Class SR, IO, 1 Month LIBOR x (1) + 6.650%
4.195%(c)	03/15/35	487	35,714
Series 3005, Class ED
5.000%	07/15/25	247	253,117
Series 3017, Class OC, PO
3.497%(s)	08/15/25	68	65,450
Series 3126, Class AO, PO
2.347%(s)	03/15/36	62	55,440
Series 3187, Class Z
5.000%	07/15/36	500	531,072

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3201, Class IN, IO, 1 Month LIBOR x (1) + 6.250%
3.795%(c)	08/15/36	191	$17,452
Series 3218, Class HS, IO, 1 Month LIBOR x (1) + 7.200%
4.745%(c)	09/15/26	324	35,155
Series 3237, Class BO, PO
3.221%(s)	11/15/36	354	285,555
Series 3306, Class TB, 1 Month LIBOR + 2.750%
5.205%(c)	04/15/37	26	27,295
Series 3306, Class TC, 1 Month LIBOR + 2.210%
4.665%(c)	04/15/37	23	23,655
Series 3383, Class KB
5.500%	11/15/27	1,140	1,175,195
Series 3385, Class SN, IO, 1 Month LIBOR x (1) + 6.000%
3.545%(c)	11/15/37	55	4,695
Series 3405, Class PE
5.000%	01/15/38	450	484,744
Series 3443, Class PT
6.500%	03/15/37	661	729,264
Series 3593, Class SL, IO, 1 Month LIBOR x (1) + 6.400%
3.945%(c)	11/15/24	165	8,855
Series 3605, Class NC
5.500%	06/15/37	730	800,007
Series 3609, Class SA, IO, 1 Month LIBOR x (1) + 6.340%
3.885%(c)	12/15/39	743	91,455
Series 3648, Class CY
4.500%	03/15/30	720	759,749
Series 3662, Class PJ
5.000%	04/15/40	625	674,105
Series 3677, Class PB
4.500%	05/15/40	836	893,664
Series 3688, Class GT
7.349%(cc)	11/15/46	152	174,277
Series 3703, Class DY
4.000%	08/15/30	800	827,128
Series 3737, Class PA
2.000%	04/15/40	375	370,399
Series 3739, Class MC
4.000%	11/15/38	1,270	1,318,840
Series 3740, Class SB, IO, 1 Month LIBOR x (1) + 6.000%
3.545%(c)	10/15/40	304	42,098
Series 3784, Class S, IO, 1 Month LIBOR x (1) + 6.600%
4.145%(c)	07/15/23	303	19,206
Series 3852, Class QN, 1 Month LIBOR x (3.618) + 27.211% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	236	239,722
Series 3852, Class TP, 1 Month LIBOR x (3.667) + 27.500% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	329	354,323
Series 3855, Class HI,IO
4.000%	02/15/26	156	4,067
Series 3859, Class JB
5.000%	05/15/41	638	675,638
Series 3895, Class BF, 1 Month LIBOR + 0.500%
2.955%(c)	07/15/41	208	211,007
Series 4030, Class IL, IO
3.500%	04/15/27	1,982	180,714
Series 4199, Class FB, 1 Month LIBOR + 0.300%
2.755%(c)	05/15/40	4,400	4,413,404

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4279, Class JA
3.000%	02/15/37	348	$349,154
Series 4374, Class NC
3.750%	02/15/46	573	578,047
Series 4454, Class DA
3.000%	01/15/41	313	310,630
Series 4471, Class JB
3.500%	09/15/43	1,330	1,339,547
Series 4565, Class DM
3.000%	02/15/42	530	531,180
Series 4566, Class CA
3.000%	01/15/43	387	386,746
Series 4631, Class G
2.500%	07/15/45	698	679,574
Series 4661, Class AC
4.000%	04/15/43	6,099	6,300,224
Series 4685, Class PA
3.000%	11/15/44	2,659	2,656,003
Series 4735, Class FB, 1 Month LIBOR + 0.350%
2.805%(c)	12/15/47	3,178	3,182,281
Series 4764, Class NK
3.500%	09/15/43	4,461	4,531,414
Series 4800, Class PA
3.500%	07/15/43	1,553	1,573,800
Freddie Mac Stacr Trust,
Series 2018-HQA2, Class M1, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	10/25/48	267	266,365
Freddie Mac Strips,
Series 263, Class F5, 1 Month LIBOR + 0.500%
2.955%(c)	06/15/42	193	193,919
Series 279, Class 35
3.500%	09/15/42	741	747,857
Series 304, Class C32, IO
3.000%	12/15/27	1,669	114,022
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN1, Class M2, 1 Month LIBOR + 2.200%
4.706%(c)	02/25/24	747	761,098
Series 2014-DN2, Class M2, 1 Month LIBOR + 1.650%
4.156%(c)	04/25/24	309	311,009
Series 2015-DNA2, Class M2, 1 Month LIBOR + 2.600%
5.106%(c)	12/25/27	196	198,870
Series 2015-DNA3, Class M2, 1 Month LIBOR + 2.850%
5.356%(c)	04/25/28	130	133,501
Series 2016-DNA1, Class M2, 1 Month LIBOR + 2.900%
5.406%(c)	07/25/28	182	185,090
Series 2016-DNA3, Class M2, 1 Month LIBOR + 2.000%
4.506%(c)	12/25/28	177	178,965
Series 2016-DNA4, Class M1, 1 Month LIBOR + 0.800%
3.306%(c)	03/25/29	2	2,097
Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%
4.756%(c)	11/25/28	177	180,196
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	07/25/29	605	607,430
Series 2017-DNA2, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	10/25/29	516	519,297
Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%
3.256%(c)	03/25/30	459	457,415

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-HQA1, Class M1, 1 Month LIBOR + 1.200%
3.706%(c)	08/25/29	182	$182,651
Series 2017-HQA2, Class M1, 1 Month LIBOR + 0.800%
3.306%(c)	12/25/29	541	540,798
Series 2018-HQA1, Class M1, 1 Month LIBOR + 0.700%
3.206%(c)	09/25/30	130	129,608
Freddie Mac Structured Pass-Through Certificates,
Series T-58, Class 3A
7.000%	09/25/43	516	599,340
GMACM Mortgage Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	5	4,891
Series 2005-AR2, Class 2A
4.101%(cc)	05/25/35	888	871,582
Government National Mortgage Assoc.,
Series 2002-41, Class HS, IO, 1 Month LIBOR x (1) + 7.000%
4.545%(c)	06/16/32	441	56,069
Series 2002-84, Class PH
6.000%	11/16/32	610	669,331
Series 2003-25, Class PZ
5.500%	04/20/33	399	424,895
Series 2003-58, Class PC
5.000%	07/20/33	1,093	1,167,058
Series 2003-86, Class ZC
4.500%	10/20/33	292	307,984
Series 2004-19, Class KE
5.000%	03/16/34	1,095	1,173,259
Series 2004-30, Class UC
5.500%	02/20/34	17	16,993
Series 2004-86, Class SP, IO, 1 Month LIBOR x (1) + 6.100%
3.630%(c)	09/20/34	529	52,536
Series 2004-88, Class ES, IO, 1 Month LIBOR x (1) + 6.100%
3.645%(c)	06/17/34	510	27,567
Series 2005-30, Class WD
6.000%	07/20/33	141	144,721
Series 2006-23, Class S, IO, 1 Month LIBOR x (1) + 6.500%
4.030%(c)	01/20/36	171	2,536
Series 2006-26, Class S, IO, 1 Month LIBOR x (1) + 6.500%
4.030%(c)	06/20/36	353	47,809
Series 2007-16, Class KU, IO, 1 Month LIBOR x (1) + 6.650%
4.180%(c)	04/20/37	457	50,602
Series 2007-24, Class SA, IO, 1 Month LIBOR x (1) + 6.510%
4.040%(c)	05/20/37	1,029	129,796
Series 2007-35, Class TE
6.000%	06/20/37	881	959,690
Series 2007-58, Class SD, IO, 1 Month LIBOR x (1) + 6.490%
4.020%(c)	10/20/37	635	69,820
Series 2007-59, Class SP, IO, 1 Month LIBOR x (1) + 6.670%
4.200%(c)	04/20/37	252	11,018

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2008-36, Class AY
5.000%	04/16/23	46	$46,106
Series 2008-47, Class ML
5.250%	06/16/38	760	845,199
Series 2008-62, Class SA, IO, 1 Month LIBOR x (1) + 6.150%
3.680%(c)	07/20/38	291	39,238
Series 2008-73, Class SK, IO, 1 Month LIBOR x (1) + 6.740%
4.270%(c)	08/20/38	520	63,121
Series 2008-79, Class SA, IO, 1 Month LIBOR x (1) + 7.550%
5.080%(c)	09/20/38	256	35,190
Series 2009-6, Class CI, IO
6.500%	11/16/38	32	986
Series 2009-16, Class SJ, IO, 1 Month LIBOR x (1) + 6.800%
4.330%(c)	05/20/37	643	79,377
Series 2009-36, Class IE, IO, 1 Month LIBOR x (3.333) + 20.667% (Cap 1.000%, Floor 0.000%)
1.000%(c)	09/20/38	1,302	36,075
Series 2009-65, Class LB
6.000%	07/16/39	75	82,975
Series 2009-77, Class CS, IO, 1 Month LIBOR x (1) + 7.000%
4.545%(c)	06/16/38	435	28,874
Series 2009-81, Class A
5.750%	09/20/36	152	164,966
Series 2009-106, Class ST, IO, 1 Month LIBOR x (1) + 6.000%
3.530%(c)	02/20/38	530	74,018
Series 2009-106, Class XL, IO, 1 Month LIBOR x (1) + 6.750%
4.280%(c)	06/20/37	383	30,918
Series 2009-127, Class IA, IO, 1 Month LIBOR x (1) + 6.450%
0.450%(c)	09/20/38	2,113	28,798
Series 2010-4, Class SB, IO, 1 Month LIBOR x (1) + 6.500%
4.045%(c)	08/16/39	183	4,283
Series 2010-14, Class AO, PO
2.792%(s)	12/20/32	27	25,805
Series 2010-31, Class SK, IO, 1 Month LIBOR x (1) + 6.100%
3.630%(c)	11/20/34	331	38,322
Series 2010-85, Class ID, IO
6.000%	09/20/39	314	62,712
Series 2010-129, Class AW
6.029%(cc)	04/20/37	857	930,437
Series 2010-157, Class OP, PO
3.430%(s)	12/20/40	430	351,460
Series 2011-75, Class GP
4.000%	05/20/41	1,848	1,878,035
Series 2013-H04, Class BA
1.650%	02/20/63	933	919,915
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400%
2.714%(c)	02/20/62	107	106,403
Series 2017-162, Class PL

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.000%	10/20/47	980	$902,624
Series 2018-66, Class WA
5.528%(cc)	04/20/48	2,214	2,427,634
GSMSC Resecuritization Trust,
Series 2014-1R, Class 1A, 1 Month LIBOR + 0.170%, 144A
2.485%(c)	04/26/37	79	77,427
GSR Mortgage Loan Trust,
Series 2004-11, Class 1A1
4.680%(cc)	09/25/34	64	65,773
Series 2004-6F, Class 2A4
5.500%	05/25/34	112	114,003
Series 2005-7F, Class 3A2, 1 Month LIBOR + 0.500%
3.006%(c)	09/25/35	570	554,261
Series 2005-AR7, Class 6A1
4.464%(cc)	11/25/35	1,735	1,747,794
Series 2006-2F, Class 2A1
5.750%	02/25/36	21	20,148
Series 2006-3F, Class 2A7
5.750%	03/25/36	79	79,089
HarborView Mortgage Loan Trust,
Series 2004-9, Class 2A
3.876%(cc)	12/19/34	30	26,475
Series 2006-9, Class 2A1A, 1 Month LIBOR + 0.210%
2.680%(c)	11/19/36	82	72,238
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 1 Month LIBOR + 0.270%
2.776%(c)	10/25/35	154	153,889
Homeward Opportunities Fund I Trust,
Series 2018-1, Class A1, 144A
3.766%(cc)	06/25/48	1,325	1,323,191
Series 2018-1, Class A2, 144A
3.897%(cc)	06/25/48	129	129,197
Series 2018-2, Class A1, 144A^
3.985%(cc)	11/25/58	2,000	1,999,953
Impac CMB Trust,
Series 2005-1, Class 2A1, 1 Month LIBOR + 0.510%
3.016%(c)	04/25/35	187	182,989
JPMorgan Alternative Loan Trust,
Series 2007-A2, Class 12A3, 1 Month LIBOR + 0.190%
2.696%(c)	06/25/37	329	325,937
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%	09/25/34	81	80,661
Series 2005-S2, Class 4A3
5.500%	09/25/20	37	34,098
Series 2006-A2, Class 5A1
4.609%(cc)	11/25/33	31	31,686
Series 2006-A2, Class 5A3
4.609%(cc)	11/25/33	117	119,571
Series 2007-A1, Class 5A5
4.327%(cc)	07/25/35	77	79,069
JPMorgan Seasoned Mortgage Trust,
Series 2014-1, Class A2, 1 Month LIBOR + 0.500%, 144A
3.006%(c)	05/25/33	174	172,524
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%	08/25/21	8	7,754

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
LSTAR Securities Investment Ltd.,
Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A
4.099%(c)	09/01/22	56	$55,844
Series 2018-1, Class A, 1 Month LIBOR + 1.550%, 144A
4.070%(c)	02/01/23	1,143	1,141,705
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
4.656%(cc)	08/25/34	68	68,610
Series 2004-13, Class 3A7
4.438%(cc)	11/21/34	105	107,735
Series 2004-15, Class 4A1
4.157%(cc)	12/25/34	513	499,386
MASTR Alternative Loan Trust,
Series 2003-5, Class 30B1
5.906%(cc)	08/25/33	1,092	1,054,430
Series 2004-1, Class 4A1
5.500%	02/25/34	80	82,117
Series 2004-3, Class 2A1
6.250%	04/25/34	173	180,950
Series 2005-5, Class 3A1
5.750%	08/25/35	64	52,002
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	247	248,933
Series 2004-6, Class 3A1
5.250%	07/25/19	3	3,326
Series 2004-6, Class 4A1
5.000%	07/25/19	4	4,168
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	35	34,851
Series 2006-3, Class 30PO, PO
1.754%(s)	10/25/36	96	81,159
Merrill Lynch Mortgage Investors Trust,
Series 2003-F, Class A1, 1 Month LIBOR + 0.640%
3.146%(c)	10/25/28	325	320,221
Series 2004-B, Class A1, 1 Month LIBOR + 0.500%
3.006%(c)	05/25/29	292	284,380
Series 2004-HB1, Class A3
4.030%(cc)	04/25/29	86	84,702
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-HYB1, Class A3
3.813%(cc)	03/25/33	212	208,242
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
4.353%(cc)	09/25/34	117	119,818
New Residential Mortgage Loan Trust,
Series 2018-NQM1, Class A1, 144A
3.986%(cc)	11/25/48	485	492,053
Series 2018-NQM1, Class A2, 144A
4.087%(cc)	11/25/48	104	105,262
Nomura Resecuritization Trust,
Series 2015-2R, Class 4A1, 1 Month LIBOR + 0.140%, 144A
2.910%(c)	12/26/36	52	49,960
PHH Mortgage Trust,
Series 2008-CIM2, Class 5A1
6.000%	07/25/38	36	35,396

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%	11/25/19	16	$15,740
Series 2004-CL1, Class 1A1
6.000%	02/25/34	142	148,732
RAAC Trust,
Series 2005-SP1, Class 2A1
5.250%	09/25/34	32	31,825
RBSSP Resecuritization Trust,
Series 2010-10, Class 2A1, 1 Month LIBOR + 0.130%, 144A
2.445%(c)	09/26/36	3	2,631
Residential Accredit Loans Trust,
Series 2003-QS16, Class A1
5.000%	08/25/99	3	2,814
Series 2003-QS20, Class A1
5.000%	11/25/99	12	12,015
Series 2004-QS3, Class CB
5.000%	03/25/19	8	7,696
Series 2006-QS4, Class A9
6.000%	04/25/36	1,206	1,101,960
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
4.470%(cc)	12/25/34	158	160,013
Series 2006-R1, Class A2, 1 Month LIBOR + 0.400%
2.906%(c)	01/25/46	311	150,273
Residential Funding Mortgage Securities Trust,
Series 2006-S9, Class A1
6.250%	09/25/36	62	59,004
Series 2006-S12, Class 2A2
6.000%	12/25/36	69	65,600
Sequoia Mortgage Trust,
Series 2004-8, Class A2, 6 Month LIBOR + 0.740%
3.254%(c)	09/20/34	205	202,984
STACR Trust,
Series 2018-HRP1, Class M2, 1 Month LIBOR + 1.650%, 144A
4.156%(c)	04/25/43	346	346,663
Series 2018-HRP2, Class M1, 1 Month LIBOR + 0.850%, 144A
3.356%(c)	02/25/47	123	122,827
Series 2018-HRP2, Class M2, 1 Month LIBOR + 1.250%, 144A
3.756%(c)	02/25/47	264	264,081
Starwood Mortgage Residential Trust,
Series 2018-IMC1, Class A2, 144A
3.895%(cc)	03/25/48	128	128,585
Series 2018-IMC2, Class A2, 144A
4.223%(cc)	10/25/48	100	100,745
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370%
2.876%(c)	07/25/34	640	637,322
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A1, 1 Month LIBOR + 0.700%
3.170%(c)	03/19/34	550	540,853
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-22A, Class 3A
4.524%(cc)	06/25/33	32	32,367

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-26A, Class 3A5
4.343%(cc)	09/25/33	199	$200,101
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A, 1 Month LIBOR + 0.740%
3.246%(c)	09/25/44	264	258,471
Series 2007-4, Class 3A1
4.216%(cc)	09/25/37	6	5,780
Toorak Mortgage Corp. Ltd.,
Series 2018-1, Class A1, 144A
4.336%	08/25/21	100	100,151
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%	06/15/26	152	166,721
Verus Securitization Trust,
Series 2018-2, Class A1, 144A
3.677%(cc)	06/01/58	651	649,713
Series 2018-2, Class A2, 144A
3.779%(cc)	06/01/58	89	88,500
Series 2018-3, Class A1, 144A
4.108%(cc)	10/25/58	972	965,976
Series 2018-3, Class A2, 144A
4.180%(cc)	10/25/58	130	129,441
Series 2018-INV2, Class A2, 144A
4.401%(cc)	10/25/58	134	134,027
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2, 1 Month LIBOR + 0.840%
3.346%(c)	07/25/45	2,113	2,115,376
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR4, Class A7
4.002%(cc)	05/25/33	234	236,300
Series 2003-S1, Class A5
5.500%	04/25/33	143	146,270
Series 2004-S3, Class 3A2
6.000%	07/25/34	186	190,848
Series 2005-7, Class 1A2, 1 Month LIBOR + 0.450%
2.956%(c)	09/25/35	20	16,298
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-B, Class A1
4.192%(cc)	02/25/34	31	31,588
Series 2004-EE, Class 2A2
4.482%(cc)	12/25/34	120	123,111
Series 2004-O, Class A1
4.679%(cc)	08/25/34	75	77,310
Series 2005-16, Class A8
5.750%	12/25/35	9	9,772
Series 2005-AR9, Class 3A1
4.423%(cc)	06/25/34	103	106,075
Series 2006-11, Class A8
6.000%	09/25/36	31	29,063
Series 2006-17, Class A1
5.500%	11/25/21	9	9,057
Series 2007-3, Class 3A1
5.500%	04/25/22	2	2,145
Series 2007-11, Class A85
6.000%	08/25/37	83	79,822
Series 2007-11, Class A96
6.000%	08/25/37	10	9,606

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $173,379,636)			173,087,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS — 0.1%
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.575%
3.313%(c)	06/01/21	250	$249,896
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.750%	01/11/28	645	603,726
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	302	274,518
Province of Quebec (Canada),
Unsec’d. Notes, MTN
6.350%	01/30/26	120	142,123

TOTAL SOVEREIGN BONDS (cost $1,326,658)			1,270,263

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
Fannie Mae Principal Strip, MTN
3.415%(s)	05/15/30	1,750	1,211,325
Federal Home Loan Mortgage Corp.
2.500%	07/01/32	2,874	2,806,354
2.500%	01/01/33	2,891	2,822,953
3.000%	11/01/32	822	819,185
3.000%	11/01/42	1,464	1,437,486
3.000%	12/01/42	1,655	1,627,388
4.000%	02/01/26	384	393,815
4.000%	01/01/32	461	478,574
4.000%	10/01/42	889	912,268
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.135%
4.454%(c)	10/01/36	59	62,271
Federal Home Loan Mortgage Corp.
4.500%	11/01/45	1,548	1,611,759
4.500%	04/01/47	1,228	1,274,623
4.500%	05/01/47	1,691	1,760,063
4.500%	05/01/47	617	641,521
4.500%	07/01/47	1,409	1,496,520
5.000%	11/01/23	40	39,812
5.500%	12/01/24	167	171,702
5.500%	01/01/33	103	111,522
5.500%	06/01/35	249	268,069
6.000%	12/01/23	73	79,047
6.000%	11/01/24	235	253,051
6.000%	02/01/28	151	162,655
6.000%	09/01/35	133	144,909
6.000%	12/01/36	73	79,580
6.500%	10/01/22	67	70,891
6.500%	05/01/25	65	66,864
6.500%	08/01/27	170	184,006
6.500%	01/01/29	85	89,595
6.500%	05/01/36	44	49,601
6.500%	09/01/36	27	30,385
6.500%	05/01/37	106	119,029
7.000%	09/01/36	56	56,574
7.000%	11/01/37	250	288,587

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
8.000%	02/01/38	94	$100,849
Federal National Mortgage Assoc.
1.828%(s)	10/09/19	2,200	2,154,193
2.330%	01/01/23	1,811	1,784,326
2.350%	05/01/23	1,324	1,304,602
2.370%	12/01/22	1,481	1,460,910
2.480%	02/01/25	1,985	1,935,786
2.520%	05/01/23	2,000	1,982,284
2.570%	03/01/23	1,840	1,828,029
2.619%	12/01/22	1,037	1,028,648
2.750%	03/01/22	1,172	1,174,348
2.820%	12/01/24	2,042	2,028,825
2.870%	02/01/32	480	444,591
2.960%	04/01/22	1,756	1,764,442
2.990%	07/01/29	2,880	2,772,328
3.025%	08/01/29	1,228	1,219,513
3.030%	12/01/21	1,589	1,597,943
3.060%	08/01/32	860	808,258
3.080%	12/01/29	910	873,373
3.190%	02/01/30	310	299,236
3.240%	01/01/33	710	677,662
3.340%	11/01/30	692	687,470
3.500%	02/01/26	2,615	2,646,622
3.500%	07/01/32	936	950,042
3.500%	07/01/32	369	374,979
3.500%	10/01/32	1,102	1,119,462
3.500%	11/01/32	860	873,262
3.500%	03/01/33	1,037	1,053,215
3.500%	03/01/38	1,274	1,288,418
3.500%	09/01/42	1,029	1,034,765
3.500%	10/01/42	1,000	1,005,773
3.500%	01/01/43	1,259	1,266,944
3.500%	03/01/43	1,059	1,065,465
3.500%	05/01/43	1,119	1,125,691
3.500%	06/01/43	1,336	1,345,391
3.500%	06/01/43	1,184	1,190,918
3.500%	07/01/43	2,649	2,670,165
3.500%	07/01/43	1,200	1,207,321
3.500%	01/01/44	1,802	1,812,751
3.550%	04/01/30	340	340,495
3.590%	10/01/20	837	847,388
3.690%	11/01/23	1,343	1,388,364
3.885%	08/01/25	1,817	1,896,328
4.000%	06/01/42	1,852	1,900,074
4.000%	07/01/42	1,086	1,113,425
4.000%	06/01/43	2,684	2,773,394
4.000%	06/01/43	1,494	1,532,302
4.000%	07/01/43	1,305	1,338,081
4.000%	06/01/47	3,310	3,382,680
4.500%	04/01/44	1,501	1,568,904
4.500%	04/01/44	1,255	1,312,409
4.500%	05/01/48	1,325	1,384,958
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.375%
4.777%(c)	09/01/37	58	61,233
Federal National Mortgage Assoc.
5.000%	12/01/19	29	29,954

Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	05/01/23	141		$147,568
5.000%	06/01/23	190		193,941
5.000%	07/01/25	209		213,681
5.000%	02/01/35	287		300,367
5.000%	10/01/39	580		616,803
5.000%	01/01/40	2,617		2,803,672
5.000%	01/01/44	2,002		2,107,912
5.500%	01/01/19	—	(r)	50
5.500%	06/01/20	1		1,068
5.500%	09/01/23	42		43,056
5.500%	01/01/38	196		210,691
5.500%	02/01/42	1,047		1,126,088
6.000%	09/01/19	1		963
6.000%	08/01/21	64		65,097
6.000%	09/01/22	14		14,591
6.000%	01/01/24	168		174,383
6.000%	07/01/24	45		47,009
6.000%	04/01/28	85		91,275
6.000%	05/01/28	53		56,474
6.000%	12/01/32	356		388,085
6.000%	03/01/34	407		444,038
6.000%	04/01/34	70		74,933
6.000%	04/01/35	106		115,149
6.000%	01/01/36	37		40,321
6.000%	10/01/36	28		30,496
6.000%	08/01/37	115		125,288
6.000%	08/01/37	56		60,332
6.500%	09/01/22	47		49,011
6.500%	12/01/23	65		67,670
6.500%	09/01/28	79		85,237
6.500%	07/01/36	21		23,505
6.500%	05/01/37	17		18,171
6.500%	07/01/37	38		40,689
6.500%	10/01/38	87		98,499
6.500%	10/01/38	60		68,887
8.000%	12/01/36	606		700,571
Government National Mortgage Assoc.
5.000%	11/20/48	4,132		4,307,695
6.000%	08/15/36	1,643		1,787,680
6.000%	09/20/36	81		85,514
6.000%	05/20/38	6		6,516
6.000%	09/20/38	102		109,717
6.000%	03/20/41	62		65,815
6.500%	10/15/23	60		62,484
6.500%	01/15/33	141		161,740
6.500%	01/20/39	44		46,451
6.500%	10/20/39	214		238,474
6.500%	10/20/39	171		189,204
6.500%	12/20/40	492		551,356
7.000%	10/20/38	219		251,729
7.000%	12/20/38	87		102,173
7.500%	01/20/35	188		208,047
8.000%	05/20/32	471		524,718
Residual Funding Corp. Principal Strip
1.227%(s)	01/15/21	995		943,076
2.745%(s)	01/15/30	1,000		705,042
Resolution Funding Corp. Interest Strip
2.690%(s)	10/15/27	235		180,171

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.830%(s)	01/15/26		270	$219,432
Tennessee Valley Authority
4.875%	01/15/48		885	1,085,502
5.880%	04/01/36		3,560	4,634,885
Tennessee Valley Authority Principal Strip
3.840%(s)	06/15/35		1,260	692,578

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $121,512,906)				120,256,343

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Bonds
2.875%	08/15/45		1,200	1,168,781
3.125%	02/15/43		1,600	1,632,063
3.125%	05/15/48		64	65,215
3.625%	08/15/43		9,150	10,128,264
3.625%	02/15/44		4,930	5,461,130
3.750%	11/15/43		1,960	2,213,652
4.500%	02/15/36		1,395	1,719,446
U.S. Treasury Notes
0.750%	08/15/19		1,000	988,711
1.125%	01/31/19	(k)	18,750	18,732,017
1.375%	01/31/21		580	566,701
1.500%	02/28/19		3,000	2,995,707
1.875%	08/31/24		580	559,723
2.000%	05/31/21		500	494,453
2.000%	10/31/22		780	766,167
2.250%	10/31/24		1,000	983,320
2.250%	11/15/25		600	586,758
2.500%	05/31/20		194	193,826
2.500%	05/15/24		400	399,266
2.625%	05/15/21		607	608,643
2.875%	05/15/28		1,230	1,248,578
U.S. Treasury Strips Coupon
2.036%(s)	05/15/20		824	795,654
2.248%(s)	05/15/28		2,085	1,606,122
2.310%(s)	08/15/32		600	405,232
2.477%(s)	11/15/33		6,600	4,286,151
2.494%(s)	11/15/28		500	378,533
2.595%(s)	11/15/26		600	485,252
2.671%(s)	08/15/20		6,935	6,655,082
2.699%(s)	02/15/27		2,000	1,605,552
4.165%(s)	02/15/30		4,000	2,913,918
4.721%(s)	11/15/27		1,350	1,058,016
U.S. Treasury Strips Principal
1.663%(s)	02/15/20		725	704,319
2.920%(s)	11/15/41		1,200	603,127

TOTAL U.S. TREASURY OBLIGATIONS (cost $72,781,395)				73,009,379

TOTAL LONG-TERM INVESTMENTS (cost $1,794,382,780)				1,729,081,493

			Shares

SHORT-TERM INVESTMENTS — 15.8%
AFFILIATED MUTUAL FUNDS — 15.8%
PGIM Core Ultra Short Bond Fund(u)(w)			255,409,587	255,409,587

		Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $63,482,688; includes $63,345,292 of cash collateral for securities on loan)(b)(w)		63,480,171	$63,473,823

TOTAL AFFILIATED MUTUAL FUNDS (cost $318,892,275)			318,883,410

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills (cost $693,902)
2.480%	05/09/19	700	693,981

TOTAL SHORT-TERM INVESTMENTS (cost $319,586,177)			319,577,391

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 101.5% (cost $2,113,968,957)			2,048,658,884

	Shares

SECURITIES SOLD SHORT — (0.8)%
COMMON STOCKS — (0.7)%
Aerospace & Defense — 0.0%
Raytheon Co.	1,880	(288,298)

Beverages — 0.0%
Brown-Forman Corp. (Class B Stock)	7,316	(348,095)
Molson Coors Brewing Co. (Class B Stock)	3,860	(216,778)

		(564,873)

Building Products — (0.1)%
Johnson Controls International PLC	25,807	(765,177)

Distributors — 0.0%
LKQ Corp.*	6,905	(163,856)

Electric Utilities — (0.1)%
Southern Co. (The)	54,579	(2,397,110)

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp. (Class A Stock)	1,596	(129,308)

Energy Equipment & Services — 0.0%
Schlumberger Ltd.	10,200	(368,016)

Health Care Equipment & Supplies — 0.0%
Zimmer Biomet Holdings, Inc.	2,401	(249,032)

Healthcare Providers & Services — 0.0%
McKesson Corp.	3,423	(378,139)

Household Durables — (0.1)%
Newell Brands, Inc.	53,717	(998,599)
Whirlpool Corp.	6,828	(729,708)

		(1,728,307)

Household Products — (0.2)%
Colgate-Palmolive Co.	42,339	(2,520,017)
Kimberly-Clark Corp.	901	(102,660)

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Household Products (continued)
Procter & Gamble Co. (The)	10,428	$(958,542)

		(3,581,219)

Machinery — (0.1)%
Caterpillar, Inc.	278	(35,325)
Illinois Tool Works, Inc.	8,132	(1,030,243)

		(1,065,568)

Media — (0.1)%
CBS Corp. (Class B Stock)	12,981	(567,529)
DISH Network Corp. (Class A Stock)*	8,663	(216,315)

		(783,844)

Wireless Telecommunication Services — 0.0%
Sprint Corp.*	122,573	(713,375)

TOTAL COMMON STOCKS (proceeds received $13,552,264)		(13,176,122)

UNAFFILIATED EXCHANGE TRADED FUND — (0.1)%
SPDR S&P 500 ETF Trust(u) (proceeds received $2,110,631)	8,500	(2,124,320)

TOTAL SECURITIES SOLD SHORT (proceeds received $15,662,895)		(15,300,442)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 100.7% (cost $2,098,306,062)		2,033,358,442
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (0.7)%		(14,925,832)

NET ASSETS — 100.0%		$2,018,432,610

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $16,656,913 and 0.8% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $62,168,155; cash collateral of $63,345,292 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2018.

(r)	Principal amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at December 31, 2018

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
St. George’s University Scholastic Services LLC, Delayed Draw Term Loan, 3.500%, Maturity Date 7/17/2025 (cost $89,695)	89	$87,871	$—	$(1,824)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	90 Day Euro Dollar	Mar. 2019	$243,225	$188
1,605	5 Year U.S. Treasury Notes	Mar. 2019	184,073,437	2,600,320
2,281	10 Year U.S. Treasury Notes	Mar. 2019	278,317,641	2,962,321
3	10 Year U.S. Ultra Treasury Notes	Mar. 2019	390,234	4,921
5	20 Year U.S. Treasury Bonds	Mar. 2019	730,000	4,375

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
24	Euro STOXX 50 Index	Mar. 2019	$817,791	$(15,674)
6	FTSE 100 Index	Mar. 2019	509,253	1,166
482	Japanese Yen Currency	Mar. 2019	55,255,275	1,776,738
284	Mini MSCI EAFE Index	Mar. 2019	24,367,200	39,915
722	S&P 500 E-Mini Index	Mar. 2019	90,437,720	(2,583,735)
135	S&P Mid Cap 400 E-Mini Index	Mar. 2019	22,439,700	(1,343,925)
4	TOPIX Index	Mar. 2019	545,048	(33,119)

				3,413,491

Short Positions:
2	90 Day Euro Dollar	Jun. 2019	486,575	(800)
3	90 Day Euro Dollar	Dec. 2019	730,125	(1,838)
2	90 Day Euro Dollar	Jun. 2020	487,525	(2,425)
5	2 Year U.S. Treasury Notes	Mar. 2019	1,061,563	(7,188)
4	5 Year U.S. Treasury Notes	Mar. 2019	458,750	(7,820)
249	10 Year Euro-Bund	Mar. 2019	46,656,652	(308,791)
58	10 Year U.S. Treasury Notes	Mar. 2019	7,076,906	(167,844)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	481,969	(25,430)
162	ASX SPI 200 Index	Mar. 2019	15,863,391	(117,573)
920	Euro STOXX 50 Index	Mar. 2019	31,348,663	1,108,606
99	Hang Seng China Enterprises Index	Jan. 2019	16,343,439	(382,823)
294	Mini MSCI Emerging Markets Index	Mar. 2019	14,211,960	272,935
3,980	MSCI Europe Index	Mar. 2019	87,736,111	1,518,509
127	Russell 2000 E-Mini Index	Mar. 2019	8,566,150	442,320
124	S&P/TSX 60 Index	Mar. 2019	15,573,572	465,961

				2,785,799

				$6,199,290

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/17/19	Citigroup Global Markets, Inc.	GBP	400	$515,860	$510,601	$—	$(5,259)
Expiring 01/17/19	National Financial Services LLC	GBP	21,542	27,909,024	27,481,347	—	(427,677)
Expiring 01/17/19	Toronto-Dominion Bank	GBP	527	666,713	672,068	5,355	—
Euro,
Expiring 01/17/19	Australia And New Zealand Banking Group Ltd.	EUR	6,004	6,853,400	6,889,047	35,647	—
Expiring 01/17/19	Australia And New Zealand Banking Group Ltd.	EUR	2,500	2,854,973	2,868,697	13,724	—
Expiring 01/17/19	National Australia Bank Ltd.	EUR	782	898,680	897,557	—	(1,123)
Expiring 01/17/19	National Australia Bank Ltd.	EUR	658	756,578	755,309	—	(1,269)
Expiring 01/17/19	National Australia Bank Ltd.	EUR	550	631,461	631,449	—	(12)
Expiring 01/17/19	Royal Bank of Scotland PLC	EUR	800	913,683	917,509	3,826	—
Expiring 01/17/19	Royal Bank of Scotland PLC	EUR	386	442,446	443,433	987	—
Expiring 01/17/19	Toronto-Dominion Bank	EUR	834	954,846	956,994	2,148	—
Japanese Yen,
Expiring 02/12/19	State Street Bank and Trust Company	JPY	112,500	1,002,049	1,029,918	27,869	—
Norwegian Krone,
Expiring 01/17/19	Toronto-Dominion Bank	NOK	939	110,431	108,676	—	(1,755)

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
South African Rand,
Expiring 04/26/19	State Street Bank and Trust Company	ZAR	1,520	$103,292	$104,159	$867	$—
Expiring 04/26/19	Toronto-Dominion Bank	ZAR	3,900	280,996	267,251	—	(13,745)
Swedish Krona,
Expiring 01/07/19	Citigroup Global Markets, Inc.	SEK	2,225	243,802	251,146	7,344	—
Expiring 01/07/19	Royal Bank of Scotland PLC	SEK	2,000	220,911	225,840	4,929	—
Expiring 01/17/19	Citigroup Global Markets, Inc.	SEK	2,190	242,016	247,434	5,418	—
Expiring 01/17/19	Citigroup Global Markets, Inc.	SEK	1,917	214,135	216,557	2,422	—
Expiring 01/17/19	Citigroup Global Markets, Inc.	SEK	1,840	204,636	207,912	3,276	—
Expiring 01/17/19	Toronto-Dominion Bank	SEK	4,973	553,244	561,932	8,688	—
Expiring 01/17/19	Toronto-Dominion Bank	SEK	4,097	453,272	462,893	9,621	—
Swiss Franc,
Expiring 01/17/19	National Australia Bank Ltd.	CHF	439	437,603	447,212	9,609	—
Expiring 01/17/19	National Australia Bank Ltd.	CHF	244	246,654	249,087	2,433	—
Expiring 01/17/19	Royal Bank of Scotland PLC	CHF	721	724,958	734,458	9,500	—
Expiring 01/17/19	Toronto-Dominion Bank	CHF	1,116	1,125,797	1,137,204	11,407	—
Expiring 01/17/19	Toronto-Dominion Bank	CHF	410	414,583	417,914	3,331	—

				$49,976,043	$49,693,604	168,401	(450,840)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/07/19	Royal Bank of Scotland PLC	GBP	3,308	$4,231,945	$4,218,105	$13,840	$—
Expiring 01/17/19	Citigroup Global Markets, Inc.	GBP	477	603,601	608,054	—	(4,453)
Danish Krone,
Expiring 01/17/19	Toronto-Dominion Bank	DKK	1,382	210,036	212,401	—	(2,365)
Euro,
Expiring 01/07/19	National Australia Bank Ltd.	EUR	1,476	1,677,570	1,692,565	—	(14,995)
Expiring 01/07/19	Toronto-Dominion Bank	EUR	11,944	13,581,989	13,693,375	—	(111,386)
Expiring 01/07/19	Toronto-Dominion Bank	EUR	815	926,408	934,586	—	(8,178)
Expiring 01/07/19	Toronto-Dominion Bank	EUR	399	454,056	456,899	—	(2,843)
Expiring 01/07/19	Toronto-Dominion Bank	EUR	210	239,164	240,511	—	(1,347)
Expiring 01/17/19	Citigroup Global Markets, Inc.	EUR	89,875	102,067,015	103,130,040	—	(1,063,025)
Expiring 01/17/19	National Australia Bank Ltd.	EUR	1,000	1,137,113	1,147,479	—	(10,366)
Expiring 02/12/19	State Street Bank and Trust Company	EUR	900	1,042,290	1,034,972	7,318	—
Hong Kong Dollar,
Expiring 01/07/19	Citigroup Global Markets, Inc.	HKD	13,085	1,673,378	1,671,363	2,015	—
Expiring 01/07/19	Citigroup Global Markets, Inc.	HKD	6,499	831,987	830,108	1,879	—
Expiring 01/07/19	Citigroup Global Markets, Inc.	HKD	3,760	481,145	480,278	867	—
Expiring 01/07/19	Citigroup Global Markets, Inc.	HKD	2,933	375,541	374,579	962	—
Expiring 01/07/19	Citigroup Global Markets, Inc.	HKD	1,935	247,687	247,165	522	—
Japanese Yen,
Expiring 01/07/19	Citigroup Global Markets, Inc.	JPY	650,082	5,746,539	5,934,539	—	(188,000)
Expiring 01/07/19	National Australia Bank Ltd.	JPY	105,044	928,968	958,940	—	(29,972)
Expiring 01/07/19	National Australia Bank Ltd.	JPY	53,221	469,653	485,849	—	(16,196)
Expiring 02/05/19	Australia And New Zealand Banking Group Ltd.	JPY	808,347	7,317,060	7,396,508	—	(79,448)
Norwegian Krone,
Expiring 01/17/19	Royal Bank of Scotland PLC	NOK	939	109,681	108,676	1,005	—

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar,
Expiring 01/07/19	National Australia Bank Ltd.	SGD	712	$518,448	$522,772	$—	$(4,324)
South African Rand,
Expiring 04/26/19	State Street Bank and Trust Company	ZAR	3,900	264,197	267,250	—	(3,053)
Expiring 04/26/19	State Street Bank and Trust Company	ZAR	1,520	105,230	104,159	1,071	—
Swedish Krona,
Expiring 01/07/19	Toronto-Dominion Bank	SEK	4,225	467,500	476,987	—	(9,487)
Expiring 01/17/19	Citigroup Global Markets, Inc.	SEK	7,007	773,532	791,757	—	(18,225)
Expiring 01/17/19	Citigroup Global Markets, Inc.	SEK	3,912	430,114	442,079	—	(11,965)
Expiring 01/17/19	Toronto-Dominion Bank	SEK	3,577	396,391	404,127	—	(7,736)
Swiss Franc,
Expiring 01/07/19	Toronto-Dominion Bank	CHF	790	795,177	804,565	—	(9,388)
Expiring 01/17/19	Citigroup Global Markets, Inc.	CHF	955	966,028	973,539	—	(7,511)
Expiring 01/17/19	Royal Bank of Scotland PLC	CHF	776	784,639	790,894	—	(6,255)
Expiring 01/17/19	Toronto-Dominion Bank	CHF	4,028	4,016,156	4,104,880	—	(88,724)
Expiring 02/05/19	Toronto-Dominion Bank	CHF	790	804,850	806,752	—	(1,902)

				$154,675,088	$156,346,753	29,479	(1,701,144)

						$197,880	$(2,151,984)

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
01/17/19	Buy	EUR	1,324	GBP	1,181	$13,187	$—	Royal Bank of Scotland PLC
01/17/19	Buy	EUR	625	CHF	708	—	(5,130)	Toronto-Dominion Bank

						$13,187	$(5,130)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	12/20/23	1.000%(Q)	1,700	$(34,244)	$(26,085)	$8,159
People’s Republic of China	12/20/23	1.000%(Q)	10	(194)	(153)	41
Republic of Turkey	12/20/23	1.000%(Q)	220	30,189	24,148	(6,041)
United Mexican States	12/20/23	1.000%(Q)	1,990	15,418	48,108	32,690

				$11,169	$46,018	$34,849

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.EM.30.V1	12/20/23	1.000%(Q)	1,740	$84,214	$81,070	$(3,144)
CDX.NA.HY.31.V1	12/20/23	5.000%(Q)	500	(37,554)	(10,928)	26,626
CDX.NA.IG.25.V1	12/20/20	1.000%(Q)	1,930	(38,077)	(17,558)	20,519
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	2,440	(48,889)	(14,358)	34,531

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1) (continued):
iTraxx Europe S30.V1	12/20/23	1.000%(Q)	EUR	2,540	$(46,898)	$(17,735)	$29,163

					$(87,204)	$20,491	$107,695

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
ABX.6.V2	05/25/46	0.110%(Q)	190	$13,775	$—	$13,775	Barclays Bank PLC
ABX.6.V2	05/25/46	0.110%(Q)	170	12,325	—	12,325	Credit Suisse International
ABX.6.V2	05/25/46	0.110%(Q)	150	10,875	—	10,875	Bank of America, N.A.
ABX.6.V2	05/25/46	0.110%(Q)	90	6,525	—	6,525	Credit Suisse International
ABX.6.V2	05/25/46	0.110%(Q)	70	5,075	—	5,075	Bank of America, N.A.
CDX.IOS.10.V1	01/21/41	5.000%(S)	580	8,156	—	8,156	Citigroup Global Markets, Inc.
CDX.IOS.10.V1	01/21/41	5.000%(S)	580	8,156	—	8,156	Citigroup Global Markets, Inc.
CDX.IOS.11.V1	01/12/42	4.000%(M)	490	(5,972)	—	(5,972)	Bank of America, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(M)	450	5,484	—	5,484	Bank of America, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(S)	440	5,363	—	5,363	Citigroup Global Markets, Inc.
CDX.IOS.11.V1	12/12/42	4.000%(M)	440	5,363	—	5,363	Citigroup Global Markets, Inc.
CMBX.NA.AA.3.V1	12/13/49	0.270%(M)	250	141,613	—	141,613	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	0.270%(M)	120	67,973	—	67,973	Morgan Stanley Capital Services, LLC
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	3,921	—	3,921	Barclays Bank PLC
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	3,921	—	3,921	Citigroup Global Markets, Inc.
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	3,921	—	3,921	Goldman Sachs International
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	3,921	—	3,921	Goldman Sachs International
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	3,921	—	3,921	Morgan Stanley Capital Services, LLC
CMBX.NA.BBB.4.V1	02/17/51	5.000%(M)	350	291,935	—	291,935	Citigroup Global Markets, Inc.

				$596,251	$—	$596,251

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.AA.3.V1	12/13/49	0.620%(M)	250	*	$(171,275)	$—	$(171,275)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2) (continued):
CMBX.NA.AA.3.V1	12/13/49	0.620%(M)	120	*	$(82,213)	$—	$(82,213)	Morgan Stanley Capital Services, LLC

					$(253,488)	$—	$(253,488)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Ashtead Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	38	$(240,286)	—	$(240,286)
BP PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	204	(195,239)	—	(195,239)
BT Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	291	(76,704)	—	(76,704)
Burford Capital Ltd.(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	36	1,878	—	1,878
Centrica PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	446	(92,142)	—	(92,142)
Diageo PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	15	(1,937)	—	(1,937)

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
GlaxoSmithKline PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	123	$(1,604)	—	$(1,604)
Hikma Pharmaceuticals PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	46	(61,723)	—	(61,723)
HSBC Holdings PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	155	(31,644)	—	(31,644)
Imperial Brands PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	35	(152,647)	—	(152,647)
Pearson PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	97	124,568	—	124,568
Persimmon PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	19	(83,040)	—	(83,040)
Rio Tinto PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	44	9,962	—	9,962
Rolls-Royce Holdings PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	5,225	—	—	—
Taylor Wimpey PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	01/07/19	GBP	261	(89,022)	—	(89,022)

						$(889,580)	$—	$(889,580)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$738,631	$(1,285,448)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$210,000	$—
Goldman Sachs & Co.	11,976,145	17,630,742

Total	$12,186,145	$17,630,742

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$466,079,857	$288,569,596	$1,726,380
Preferred Stocks	22,957,897	1,401,664	364,541

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Rights	$—	$—	$11,338
Warrants	—	—	—
Asset-Backed Securities
Automobiles	—	16,309,229	—
Consumer Loans	—	2,553,608	—
Credit Cards	—	2,540,761	—
Home Equity Loans	—	20,049,197	—
Manufactured Housing	—	556,693	—
Other	—	11,887,336	—
Residential Mortgage-Backed Securities	—	35,573,338	—
Bank Loans	—	91,876,885	12,554,661
Commercial Mortgage-Backed Securities	—	40,010,565	—
Convertible Bonds	—	86,885,095	—
Corporate Bonds	—	258,145,828	40
Municipal Bonds	—	1,403,000	—
Residential Mortgage-Backed Securities	—	171,088,046	1,999,953
Sovereign Bonds	—	1,270,263	—
U.S. Government Agency Obligations	—	120,256,343	—
U.S. Treasury Obligations	—	73,703,360	—
Affiliated Mutual Funds	318,883,410	—	—
Common Stocks – Short	(13,176,122)	—	—
Unaffiliated Exchange Traded Fund – Short	(2,124,320)	—	—
Other Financial Instruments*
Unfunded Loan Commitments	—	(1,824)	—
Futures Contracts	6,199,290	—	—
OTC Forward Foreign Currency Contracts	—	(1,954,104)	—
OTC Cross Currency Exchange Contracts	—	8,057	—
OTC Credit Default Swap Agreements	—	342,763	—
Centrally Cleared Credit Default Swap Agreements	—	142,544	—
OTC Total Return Swap Agreements	—	(889,580)	—

Total	$798,820,012	$1,221,728,663	$16,656,913

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, centrally cleared swap contracts, and unfunded loan commitments which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	15.8%
Residential Mortgage-Backed Securities	10.4
U.S. Government Agency Obligations	5.9
Banks	5.5
U.S. Treasury Obligations	3.6
Pharmaceuticals	3.3
Equity Real Estate Investment Trusts (REITs)	2.7
Media	2.5
Software	2.4
Insurance	2.3
Commercial Mortgage-Backed Securities	2.0
Oil, Gas & Consumable Fuels	1.9
Telecommunications	1.6
Health Care Providers & Services	1.4
Automobiles	1.3
IT Services	1.3
Aerospace & Defense	1.3
Entertainment	1.2

Semiconductors & Semiconductor Equipment	1.1%
Diversified Financial Services	1.1
Machinery	1.1
Oil & Gas	1.1
Chemicals	1.1
Beverages	1.0
Home Equity Loans	1.0
Interactive Media & Services	1.0
Electric Utilities	1.0
Capital Markets	0.9
Commercial Services	0.9
Electric	0.8
Internet & Direct Marketing Retail	0.8
Diversified Telecommunication Services	0.8
Healthcare-Services	0.8
Internet	0.8
Technology Hardware, Storage & Peripherals	0.7
Specialty Retail	0.7
Semiconductors	0.7
Food Products	0.6
Pipelines	0.6
Textiles, Apparel & Luxury Goods	0.6
Foods	0.6
Other	0.6
Airlines	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (con’t)
Biotechnology	0.5%
Real Estate Investment Trusts (REITs)	0.5
Consumer Finance	0.5
Retail	0.4
Health Care Equipment & Supplies	0.4
Metals & Mining	0.4
Containers & Packaging	0.4
Auto Manufacturers	0.4
Life Sciences Tools & Services	0.4
Hotels, Restaurants & Leisure	0.4
Food & Staples Retailing	0.4
Electronic Equipment, Instruments & Components	0.4
Road & Rail	0.4
Lodging	0.4
Real Estate	0.3
Multi-Utilities	0.3
Mining	0.3
Real Estate Management & Development	0.3
Commercial Services & Supplies	0.3
Industrial Conglomerates	0.3
Electrical Equipment	0.3
Communications Equipment	0.3
Packaging & Containers	0.2
Computers	0.2
Construction & Engineering	0.2
Personal Products	0.2
Building Products	0.2
Wireless Telecommunication Services	0.2
Building Materials	0.2
Construction Materials	0.2
Healthcare-Products	0.2
Auto Parts & Equipment	0.2
Trading Companies & Distributors	0.2
Multiline Retail	0.2
Auto Components	0.2
Engineering & Construction	0.2
Investment Companies	0.2
Household Products/Wares	0.2
Miscellaneous Manufacturing	0.2
Trucking & Leasing	0.2
Home Furnishings	0.1
Apparel	0.1
Household Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Transportation	0.1
Health Care Technology	0.1
Tobacco	0.1
Consumer Loans	0.1
Credit Cards	0.1
Household Durables	0.1
Distributors	0.1
Electronics	0.1
Machinery-Construction & Mining	0.1
Oil & Gas Services	0.1
Leisure Time	0.1
Coal	0.1
Municipal Bonds	0.1
Iron/Steel	0.1
Sovereign Bonds	0.1
Gas	0.1
Paper & Forest Products	0.1
Machinery-Diversified	0.0	*
Energy Equipment & Services	0.0	*

Leisure Products	0.0	%*
Metal Fabricate/Hardware	0.0	*
Distribution/Wholesale	0.0	*
Air Freight & Logistics	0.0	*
Energy-Alternate Sources	0.0	*
Multi-National	0.0	*
Agriculture	0.0	*
Advertising	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Manufactured Housing	0.0	*
Toys/Games/Hobbies	0.0	*
Housewares	0.0	*
Home Builders	0.0	*
Holding Companies-Diversified	0.0	*
Cosmetics/Personal Care	0.0	*
Gas Utilities	0.0	*
Diversified Consumer Services	0.0	*
Transportation Infrastructure	0.0	*
Forest Products & Paper	0.0	*
Electrical Components & Equipment	0.0	*
Water	0.0	*
Private Equity	0.0	*
Office/Business Equipment	0.0	*
Food Service	0.0	*
Environmental Control	0.0	*
Marine	0.0	*
Securities Sold Short
Electronic Equipment, Instruments & Components	(0.0	)*
Distributors	(0.0	)*
Health Care Equipment & Supplies	(0.0	)*
Aerospace & Defense	(0.0	)*
Energy Equipment & Services	(0.0	)*
Healthcare Providers & Services	(0.0	)*
Beverages	(0.0	)*
Wireless Telecommunication Services	(0.0	)*
Building Products	(0.1)
Media	(0.1)
Machinery	(0.1)
Household Durables	(0.1)
Unaffiliated Exchange Traded Fund	(0.1)
Electric Utilities	(0.1)
Household Products	(0.2)

	100.7
Liabilities in excess of other assets	(0.7)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$151,729	*	Due from/to broker — variation margin swaps	$9,185	*
Credit contracts	Unrealized appreciation on OTC swap agreements	602,223		Unrealized depreciation on OTC swap agreements	259,460
Equity contracts	Due from/to broker — variation margin futures	3,849,412	*	Due from/to broker — variation margin futures	4,476,849	*
Equity contracts	Unaffiliated investments	11,338		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	136,408		Unrealized depreciation on OTC swap agreements	1,025,988
Foreign exchange contracts	Due from/to broker — variation margin futures	1,776,738	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	13,187		Unrealized depreciation on OTC cross currency exchange contracts	5,130
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	197,880		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,151,984
Interest rate contracts	Due from/to broker — variation margin futures	5,572,125	*	Due from/to broker — variation margin futures	522,136	*

Total		$12,311,040			$8,450,732

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$(94,980)
Equity contracts	8,602	(157)	—	—	5,778,455	—	(79,753)
Foreign exchange contracts	—	—	—	—	23,702	5,364,232	—
Interest rate contracts	—	—	(4,526)	12,148	(10,131,503)	—	—

Total	$8,602	$(157)	$(4,526)	$12,148	$(4,329,346)	$5,364,232	$(174,733)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$313,303
Equity contracts	71	1	—	—	(4,285,885)	—	(2,285,491)

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$—	$—	$—	$1,183,750	$758,694	$—
Interest rate contracts	—	—	(1,452)	(3,102)	5,517,582	—	—

Total	$71	$1	$(1,452)	$(3,102)	$2,415,447	$758,694	$(1,972,188)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(4)	Futures Contracts- Short Positions(4)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)
$700	$44,000	$685,612,801	$333,680,996	$63,659,058	$204,242,172

Cross Currency Exchange Contracts(3)	Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Total Return Swap Agreements(4)
$2,651,908	$21,664,376	$370,000	$7,313,772

(1)	Cost.

(2)	Value at Settlement Date.

(3)	Value at Trade Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$62,168,155	$(62,168,155)	$—
Securities Sold Short	BNP Paribas	(15,300,442)	15,300,442	—

		$46,867,713

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Australia And New Zealand Banking Group Ltd.	$49,371	$(79,448)	$(30,077)	$—	$(30,077)
Bank of America, N.A.	157,842	(1,031,960)	(874,118)	874,118	—
Barclays Bank PLC	159,309	(171,275)	(11,966)	—	(11,966)
Citigroup Global Markets, Inc.	347,599	(1,298,438)	(950,839)	—	(950,839)
Credit Suisse International	18,850	—	18,850	—	18,850
Goldman Sachs International	7,842	—	7,842	(7,842)	—
Morgan Stanley Capital Services, LLC	71,894	(82,213)	(10,319)	—	(10,319)
National Australia Bank Ltd.	12,042	(78,257)	(66,215)	—	(66,215)
National Financial Services LLC	—	(427,677)	(427,677)	—	(427,677)
State Street Bank and Trust Company	37,125	(3,053)	34,072	—	34,072
Royal Bank of Scotland PLC	47,274	(6,255)	41,019	—	41,019
Toronto-Dominion Bank	40,550	(263,986)	(223,436)	—	(223,436)

	$949,698	$(3,442,562)	$(2,492,864)	$866,276	$(1,626,588)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $62,168,155:
Unaffiliated investments (cost $1,795,076,682)	$1,729,775,474
Affiliated investments (cost $318,892,275)	318,883,410
Cash	153,204
Foreign currency, at value (cost $4,300,700)	4,310,258
Deposit with broker for centrally cleared/exchange-traded derivatives	12,186,145
Deposit with broker for securities sold short	16,948,665
Receivable for investments sold	14,337,262
Receivable for Portfolio shares sold	8,006,992
Dividends and interest receivable	6,334,163
Cash segregated for Counterparty - OTC	1,960,000
Tax reclaim receivable	1,653,502
Unrealized appreciation on OTC swap agreements	738,631
Due from broker-variation margin futures	726,815
Unrealized appreciation on OTC forward foreign currency contracts	197,880
Receivable from affiliate	38,929
Unrealized appreciation on OTC cross currency exchange contracts	13,187
Prepaid expenses	18,376

Total Assets	2,116,282,893

LIABILITIES:
Payable to broker for collateral for securities on loan	63,345,292
Securities sold short, at value (proceeds receivable $15,662,895)	15,300,442
Payable for investments purchased	13,628,985
Unrealized depreciation on OTC forward foreign currency contracts	2,151,984
Unrealized depreciation on OTC swap agreements	1,285,448
Management fees payable	852,880
Accrued expenses and other liabilities	566,063
Payable to affiliate	484,981
Foreign capital gains tax liability accrued	116,726
Distribution fee payable	81,944
Dividends payable on securities sold short	25,521
Unrealized depreciation on OTC cross currency exchange contracts	5,130
Unfunded depreciation on unfunded loan commitment	1,824
Due to broker-variation margin swaps	1,800
Interest payable on securities sold short	541
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	353

Total Liabilities	97,850,283

NET ASSETS	$2,018,432,610

Net assets were comprised of:
Partners Equity	$2,018,432,610

Net asset value and redemption price per share, $2,018,432,610 / 111,265,750 outstanding shares of beneficial interest	$18.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net of $6,713 foreign withholding tax)	$40,410,256
Unaffiliated dividend income (net) (foreign withholding tax $1,490,877, of which $125,188 is reimbursable by an affiliate)	22,318,970
Affiliated dividend income	5,711,914
Income from securities lending, net (including affiliated income of $518,583)	650,869
Miscellaneous income	204,815

69,296,824

EXPENSES
Management fees	19,630,332
Distribution fee	6,067,082
Custodian and accounting fees	1,023,399
Dividends on securities sold short	107,215
Audit fee	72,609
Broker fees and expenses on short sales	40,038
Trustees’ fees	34,842
Shareholders’ reports	27,731
Legal fees and expenses	17,782
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	159,972

Total expenses	27,187,989
Less: Fee waivers and/or expense reimbursement	(266,952)

Net expenses	26,921,037

NET INVESTMENT INCOME (LOSS)	42,375,787

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,744) (net of foreign capital gains taxes $(15,127))	95,077,874
Futures transactions	(4,329,346)
Options written transactions	12,148
Short sales transactions	2,229,284
Swap agreements transactions	(174,733)
Forward and cross currency contracts transactions	5,364,232
Foreign currency transactions	952,712

99,132,171

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $889) (net of change in foreign capital gains taxes $(92,975))	(264,276,517)
Futures	2,415,447
Options written	(3,102)
Short sales	362,453
Swap agreements	(1,972,188)
Forward and cross currency contracts	758,694
Foreign currencies	(40,853)
Unfunded loan commitment	(1,824)

(262,757,890)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(163,625,719)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(121,249,932)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$42,375,787	$38,292,875
Net realized gain (loss) on investment and foreign currency transactions	99,132,171	127,359,429
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(262,757,890)	127,974,419

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(121,249,932)	293,626,723

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [2,413,214 and 1,704,822 shares, respectively]	45,266,426	30,395,668
Portfolio share repurchased [27,213,317 and 13,077,322 shares, respectively]	(507,070,370)	(237,384,226)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(461,803,944)	(206,988,558)

CAPITAL CONTRIBUTIONS	467,869	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(582,586,007)	86,638,165
NET ASSETS:
Beginning of year	2,601,018,617	2,514,380,452

End of year	$2,018,432,610	$2,601,018,617

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 84.5%	Shares	Value
AFFILIATED MUTUAL FUNDS — 14.0%
AST Western Asset Core Plus Bond Portfolio*	3,325,506	$41,635,333
AST Western Asset Emerging Markets Debt Portfolio*	779,438	8,293,220

TOTAL AFFILIATED MUTUAL FUNDS (cost $49,752,330)(w)		49,928,553

COMMON STOCKS — 70.4%
Aerospace & Defense — 1.3%
Boeing Co. (The)	2,633	849,143
Engility Holdings, Inc.*	656	18,670
General Dynamics Corp.	3,183	500,399
Harris Corp.	569	76,616
Hexcel Corp.	651	37,328
L3 Technologies, Inc.	3,224	559,880
Lockheed Martin Corp.	2,376	622,132
Meggitt PLC (United Kingdom)	119,299	717,540
Northrop Grumman Corp.	2,279	558,127
Raytheon Co.	2,468	378,468
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1,324	95,447
Textron, Inc.	1,755	80,712

		4,494,462

Air Freight & Logistics — 0.5%
Cia de Distribucion Integral Logista Holdings SA (Spain)	36,827	923,458
Expeditors International of Washington, Inc.	6,971	474,655
Royal Mail PLC (United Kingdom)	136,742	474,593

		1,872,706

Airlines — 0.6%
Delta Air Lines, Inc.	7,364	367,464
Deutsche Lufthansa AG (Germany)	32,445	737,161
International Consolidated Airlines Group SA (United Kingdom)	70,330	558,275
Southwest Airlines Co.	6,287	292,220
United Continental Holdings, Inc.*	2,956	247,506

		2,202,626

Auto Components — 0.6%
Bridgestone Corp. (Japan)(a)	19,500	750,695
Gentex Corp.	2,872	58,043
Halla Holdings Corp. (South Korea)	583	22,803
Lear Corp.	537	65,976
Sumitomo Rubber Industries Ltd. (Japan)(a)	48,600	572,746
Tupy SA (Brazil)	135,000	701,864

		2,172,127

Automobiles — 0.6%
Ford Motor Co.	92,158	705,009
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	190,000	189,406
Harley-Davidson, Inc.	12,452	424,862
Kia Motors Corp. (South Korea)*	5,173	156,307
Subaru Corp. (Japan)	26,900	578,451

		2,054,035

	Shares	Value

COMMON STOCKS (continued)
Banks — 4.0%
Agricultural Bank of China Ltd. (China) (Class H Stock)	212,000	$92,772
Aozora Bank Ltd. (Japan)	15,100	450,404
Bank Hapoalim BM (Israel)	107,626	679,894
Bank of America Corp.	35,896	884,477
Bankinter SA (Spain)	91,743	739,015
BankUnited, Inc.	705	21,108
BB&T Corp.	7,958	344,741
BCB Bancorp, Inc.	13,533	141,691
Berkshire Hills Bancorp, Inc.	6,538	176,330
Bryn Mawr Bank Corp.	6,772	232,957
Canadian Imperial Bank of Commerce (Canada)	5,400	402,192
Central Pacific Financial Corp.	4,697	114,372
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	921,000	559,807
CIT Group, Inc.	994	38,040
Citizens Financial Group, Inc.	5,283	157,064
City Holding Co.(a)	3,628	245,217
Comerica, Inc.	1,780	122,268
Community Trust Bancorp, Inc.	4,893	193,812
CTBC Financial Holding Co. Ltd. (Taiwan)	202,000	132,663
DNB ASA (Norway)	40,100	644,122
Fifth Third Bancorp	9,021	212,264
Financial Institutions, Inc.	7,285	187,225
First Community Bankshares, Inc.	5,792	182,332
First Financial Corp.	2,355	94,553
First Financial Holding Co. Ltd. (Taiwan)	58,560	38,109
Heritage Commerce Corp.	26,444	299,875
Huntington Bancshares, Inc.	6,947	82,808
Independent Bank Corp.	9,839	206,816
Investors Bancorp, Inc.	13,950	145,080
JPMorgan Chase & Co.	11,466	1,119,311
KeyCorp	11,239	166,112
Krung Thai Bank PCL (Thailand), NVDR	409,500	241,950
M&T Bank Corp.	1,408	201,527
Midland States Bancorp, Inc.	8,897	198,759
National Bank of Canada (Canada)(a)	11,100	455,724
National Bank of Pakistan (Pakistan)*	164,500	49,855
Opus Bank	9,179	179,817
Peoples Bancorp, Inc.	11,758	353,916
People’s United Financial, Inc.	15,268	220,317
PNC Financial Services Group, Inc. (The)	4,737	553,803
Regions Financial Corp.	13,304	178,008
Sandy Spring Bancorp, Inc.	9,750	305,565
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	49,623	483,521
Sterling Bancorp	6,745	111,361
SunTrust Banks, Inc.	5,268	265,718
Synovus Financial Corp.	1,022	32,694
Thanachart Capital PCL (Thailand), NVDR	113,000	173,015
Tisco Financial Group PCL (Thailand), NVDR	54,300	130,708
Toronto-Dominion Bank (The) (Canada)	12,400	616,367
Washington Trust Bancorp, Inc.	7,273	345,686
Zions Bancorp NA	2,166	88,243

		14,293,985

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

COMMON STOCKS (continued)
Beverages — 0.6%
Brown-Forman Corp. (Class B Stock)	3,578	$170,241
Coca-Cola Co. (The)	14,321	678,099
Coca-Cola Femsa SAB de CV (Mexico), ADR	1,960	119,246
PepsiCo, Inc.	5,793	640,011
Suntory Beverage & Food Ltd. (Japan)	8,800	396,860

		2,004,457

Biotechnology — 1.8%
Aduro Biotech, Inc.*	3,093	8,166
Agios Pharmaceuticals, Inc.*	770	35,505
Alkermes PLC*	1,606	47,393
Amgen, Inc.	14,452	2,813,371
Biogen, Inc.*	6,020	1,811,538
ImmunoGen, Inc.*	3,483	16,718
Ionis Pharmaceuticals, Inc.*(a)	9,653	521,841
PDL BioPharma, Inc.*(a)	132,864	385,306
ProQR Therapeutics NV (Netherlands)*	5,824	91,903
Spark Therapeutics, Inc.*(a)	867	33,934
Ultragenyx Pharmaceutical, Inc.*	920	40,002
Vertex Pharmaceuticals, Inc.*	4,315	715,039

		6,520,716

Building Products — 0.2%
Johnson Controls International PLC	13,858	410,890
Masonite International Corp.*	5,000	224,150

		635,040

Capital Markets — 0.9%
Ameriprise Financial, Inc.	3,305	344,943
Ares Capital Corp.(a)	49,700	774,325
CI Financial Corp. (Canada)	34,600	437,949
Cohen & Steers, Inc.(a)	2,218	76,122
E*TRADE Financial Corp.	1,850	81,177
IG Group Holdings PLC (United Kingdom)	70,423	512,428
Lazard Ltd. (Class A Stock)	1,453	53,630
LPL Financial Holdings, Inc.	627	38,297
Morgan Stanley	20,221	801,763
Nasdaq, Inc.	712	58,078
Northern Trust Corp.	1,438	120,202

		3,298,914

Chemicals — 0.8%
BASF SE (Germany)	8,254	579,339
Formosa Chemicals & Fibre Corp. (Taiwan)	210,000	716,571
Formosa Plastics Corp. (Taiwan)	228,000	748,523
Grand Pacific Petrochemical (Taiwan)	165,000	117,352
Innophos Holdings, Inc.	8,898	218,268
LyondellBasell Industries NV (Class A Stock)	2,956	245,821
PhosAgro PJSC (Russia), GDR	3,015	36,883
PPG Industries, Inc.	2,487	254,246

		2,917,003

Commercial Services & Supplies — 1.0%
Ennis, Inc.	15,836	304,843
Herman Miller, Inc.	9,895	299,324
KAR Auction Services, Inc.	15,700	749,204
Knoll, Inc.	11,775	194,052
McGrath RentCorp	7,862	404,736

	Shares	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Republic Services, Inc.	9,611	$692,857
Transcontinental, Inc. (Canada) (Class A Stock)	35,100	496,213
Waste Management, Inc.	6,399	569,447

		3,710,676

Communications Equipment — 1.0%
Cisco Systems, Inc.	53,041	2,298,267
Motorola Solutions, Inc.	6,829	785,608
Sercomm Corp. (Taiwan)	40,000	83,777
Ubiquiti Networks, Inc.(a)	689	68,493
VTech Holdings Ltd. (Hong Kong)	57,500	475,582

		3,711,727

Construction & Engineering — 1.3%
Aecon Group, Inc. (Canada)	64,200	828,129
China Railway Group Ltd. (China) (Class H Stock)	1,233,000	1,122,784
CTCI Corp. (Taiwan)	58,000	83,853
Fluor Corp.	7,192	231,582
HOCHTIEF AG (Germany)	5,200	703,622
MasTec, Inc.*	118	4,786
Obayashi Corp. (Japan)	53,700	485,318
Primoris Services Corp.	15,739	301,087
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	158,000	129,895
Taisei Corp. (Japan)	14,300	611,291

		4,502,347

Construction Materials — 0.2%
Siam Cement PCL (The) (Thailand), NVDR	38,500	516,316
Taiwan Cement Corp. (Taiwan)	125,300	145,226

		661,542

Consumer Finance — 0.2%
Ally Financial, Inc.	4,658	105,550
Discover Financial Services	7,358	433,975
FirstCash, Inc.	304	21,994
Synchrony Financial	8,026	188,290

		749,809

Containers & Packaging — 0.3%
Bemis Co., Inc.	9,369	430,037
Greatview Aseptic Packaging Co. Ltd. (China)	198,000	107,259
Klabin SA (Brazil)	36,900	151,189
Silgan Holdings, Inc.	16,814	397,147
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	41,000	63,396

		1,149,028

Diversified Consumer Services — 0.3%
Ascent Capital Group, Inc. (Class A Stock)*	1,777	693
H&R Block, Inc.	25,217	639,755
Strategic Education, Inc.(a)	2,405	272,775

		913,223

Diversified Financial Services — 0.0%
Voya Financial, Inc.	1,012	40,622

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	19,589	$559,070
BCE, Inc. (Canada)	20,147	795,874
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	237,694	231,910
CenturyLink, Inc.(a)	9,450	143,168
China Communications Services Corp. Ltd. (China) (Class H Stock)	198,000	163,618
China Telecom Corp. Ltd. (China) (Class H Stock)	352,000	179,441
CITIC Telecom International Holdings Ltd. (China)	3,175,000	1,115,746
Elisa OYJ (Finland)	6,395	264,619
HKT Trust & HKT Ltd. (Hong Kong)	526,000	757,830
KT Corp. (South Korea)*	1,380	36,827
KT Corp. (South Korea), ADR*	71,945	1,023,058
LG Uplus Corp. (South Korea)*	71,500	1,129,308
Magyar Telekom Telecommunications PLC (Hungary)	129,927	204,352
Nippon Telegraph & Telephone Corp. (Japan)	18,100	737,423
PCCW Ltd. (Hong Kong)	1,204,000	693,543
Rostelecom PJSC (Russia)	62,085	64,793
Telefonica Deutschland Holding AG (Germany)	83,202	326,784
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	207,400	54,588
Telstra Corp. Ltd. (Australia)	85,408	171,002
Verizon Communications, Inc.	14,909	838,184

		9,491,138

Electric Utilities — 2.2%
ALLETE, Inc.	5,084	387,502
American Electric Power Co., Inc.	4,335	323,998
CK Infrastructure Holdings Ltd. (Hong Kong)	27,500	208,271
CLP Holdings Ltd. (Hong Kong)	52,000	587,662
Duke Energy Corp.	6,982	602,547
Edison International	12,615	716,154
El Paso Electric Co.	6,887	345,245
Endesa SA (Spain)	37,357	862,556
IDACORP, Inc.	2,231	207,617
Manila Electric Co. (Philippines)	23,480	169,712
PNM Resources, Inc.	11,338	465,878
Portland General Electric Co.	9,657	442,773
Red Electrica Corp. SA (Spain)	37,489	839,136
Southern Co. (The)	16,264	714,315
Spark Infrastructure Group (Australia)	132,381	205,782
Tenaga Nasional Bhd (Malaysia)	8,300	27,262
Xcel Energy, Inc.	15,998	788,221

		7,894,631

Electrical Equipment — 0.1%
Chicony Power Technology Co. Ltd. (Taiwan)	52,601	76,973
nVent Electric PLC (United Kingdom)	1,670	37,508
Powell Industries, Inc.	3,369	84,259
Rockwell Automation, Inc.	484	72,832

		271,572

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components — 0.9%
AU Optronics Corp. (Taiwan)	1,799,000	$720,855
AVX Corp.	14,389	219,432
CDW Corp.	1,794	145,404
Daktronics, Inc.	32,054	237,200
Dolby Laboratories, Inc. (Class A Stock)	1,361	84,164
Foxconn Technology Co. Ltd. (Taiwan)	12,231	24,061
Methode Electronics, Inc.	2,844	66,237
Nippon Electric Glass Co. Ltd. (Japan)	22,200	543,797
SYNNEX Corp.	1,915	154,809
TE Connectivity Ltd.	11,991	906,879
Tripod Technology Corp. (Taiwan)	29,000	75,348
WiSoL Co. Ltd. (South Korea)	8,146	112,797
Yageo Corp. (Taiwan)	7,443	77,842

		3,368,825

Energy Equipment & Services — 0.1%
Core Laboratories NV(a)	5,604	334,335
National Oilwell Varco, Inc.	6,179	158,800
Weatherford International PLC*	38,941	21,768

		514,903

Entertainment — 0.2%
Liberty Media Corp.-Liberty Braves (Class A Stock)*	177	4,414
Liberty Media Corp.-Liberty Braves (Class C Stock)*	436	10,852
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	702	20,863
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	1,321	40,555
Lions Gate Entertainment Corp. (Class B Stock)	1,170	17,410
Madison Square Garden Co. (The) (Class A Stock)*	1,605	429,659
Viacom, Inc. (Class B Stock)	677	17,399
World Wrestling Entertainment, Inc. (Class A Stock)	1,222	91,308

		632,460

Equity Real Estate Investment Trusts (REITs) — 1.6%
CubeSmart	26,874	771,015
Gaming & Leisure Properties, Inc.	25,590	826,813
Industrial Logistics Properties Trust	9,066	178,324
KLCCP Stapled Group (Malaysia)	23,700	43,915
Klepierre SA (France)	23,255	719,372
LTC Properties, Inc.	6,342	264,335
Macquarie Mexico Real Estate Management SA de CV (Mexico), 144A*	189,700	170,377
National Health Investors, Inc.	6,082	459,434
Omega Healthcare Investors, Inc.	6,443	226,471
RPT Realty(a)	17,798	212,686
Select Income REIT	18,041	132,782
Slate Retail REIT (Canada)	91,300	785,801
Tanger Factory Outlet Centers, Inc.(a)	8,464	171,142
Ventas, Inc.	4,151	243,207
Welltower, Inc.	4,053	281,319
Xenia Hotels & Resorts, Inc.	16,724	287,653

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Yuexiu Real Estate Investment Trust (Hong Kong)	53,000	$33,977

		5,808,623

Food & Staples Retailing — 2.2%
Casey’s General Stores, Inc.	1,292	165,557
Empire Co. Ltd. (Canada) (Class A Stock)	40,976	865,322
George Weston Ltd. (Canada)	9,300	613,438
GS Retail Co. Ltd. (South Korea)	5,317	192,894
Kesko OYJ (Finland) (Class B Stock)	12,056	650,657
Koninklijke Ahold Delhaize NV (Netherlands)	22,413	567,194
Kroger Co. (The)(a)	9,249	254,348
Lawson, Inc. (Japan)	12,300	779,269
Seven & i Holdings Co. Ltd. (Japan)	17,700	769,180
SpartanNash Co.	2,968	50,990
Sun Art Retail Group Ltd. (Hong Kong)	134,000	136,621
Sysco Corp.	5,652	354,154
Walgreens Boots Alliance, Inc.	6,887	470,589
Wal-Mart de Mexico SAB de CV (Mexico)	237,700	604,539
Walmart, Inc.	6,111	569,240
Wm Morrison Supermarkets PLC (United Kingdom)	206,413	561,411
Woolworths Group Ltd. (Australia)	8,798	182,517

		7,787,920

Food Products — 2.4%
B&G Foods, Inc.(a)	6,729	194,535
Calavo Growers, Inc.(a)	4,218	307,745
Conagra Brands, Inc.	3,164	67,583
Dean Foods Co.	9,560	36,424
General Mills, Inc.	4,321	168,260
GFPT PCL (Thailand), NVDR	2,383,100	880,469
Hershey Co. (The)	7,143	765,587
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	80,000	58,185
Indofood Sukses Makmur Tbk PT (Indonesia)	221,500	114,851
Ingredion, Inc.	4,680	427,751
J&J Snack Foods Corp.	329	47,570
J.M. Smucker Co. (The)	5,455	509,988
Kellogg Co.(a)	7,734	440,915
McCormick & Co., Inc.(a)	3,082	429,138
Nestle SA (Switzerland)	9,452	768,696
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	2,155,200	187,719
Sanderson Farms, Inc.(a)	3,128	310,579
Tate & Lyle PLC (United Kingdom)	102,093	860,156
Thai Vegetable Oil PCL (Thailand), NVDR	198,000	161,486
Tyson Foods, Inc. (Class A Stock)	14,200	758,280
Uni-President China Holdings Ltd. (China)	130,000	112,933
Uni-President Enterprises Corp. (Taiwan)	414,720	939,463

		8,548,313

Gas Utilities — 0.5%
China Resources Gas Group Ltd. (China)	42,000	166,056
Northwest Natural Holding Co.	5,385	325,577
ONE Gas, Inc.	2,134	169,866
Osaka Gas Co. Ltd. (Japan)	21,000	383,894
Southwest Gas Holdings, Inc.	2,905	222,233

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities (continued)
Spire, Inc.	5,600	$414,848

		1,682,474

Health Care Equipment & Supplies — 0.9%
Baxter International, Inc.	17,279	1,137,303
Becton, Dickinson & Co.	1,642	369,975
LeMaitre Vascular, Inc.	7,188	169,924
Medtronic PLC	9,713	883,494
ResMed, Inc.	5,782	658,396
Wright Medical Group NV*	98	2,668

		3,221,760

Health Care Providers & Services — 2.6%
AmerisourceBergen Corp.	5,685	422,963
Anthem, Inc.	2,619	687,828
Cardinal Health, Inc.	6,123	273,086
Chemed Corp.	1,260	356,933
Cigna Corp.(a)	3,300	626,735
CVS Health Corp.	13,289	870,695
Encompass Health Corp.	6,998	431,777
Humana, Inc.	3,512	1,006,118
Miraca Holdings, Inc. (Japan)	14,800	334,206
Molina Healthcare, Inc.*	4,967	577,265
Owens & Minor, Inc.	9,760	61,781
Quest Diagnostics, Inc.	6,276	522,603
UnitedHealth Group, Inc.	12,613	3,142,151

		9,314,141

Health Care Technology — 0.1%
Computer Programs & Systems, Inc.	11,634	292,013

Hotels, Restaurants & Leisure — 2.1%
Brinker International, Inc.(a)	27,406	1,205,316
Carnival Corp.	11,579	570,844
Cheesecake Factory, Inc. (The)(a)	8,598	374,099
Cracker Barrel Old Country Store, Inc.(a)	2,030	324,516
Darden Restaurants, Inc.	5,610	560,215
Dunkin’ Brands Group, Inc.	5,000	320,599
Extended Stay America, Inc.	273	4,232
Jack in the Box, Inc.	2,803	217,597
Las Vegas Sands Corp.	5,085	264,674
Marriott International, Inc. (Class A Stock)	3,461	375,726
McDonald’s Corp.	2,877	510,869
MK Restaurants Group PCL (Thailand), NVDR	69,000	158,710
Ruth’s Hospitality Group, Inc.	13,455	305,832
Starbucks Corp.	26,040	1,676,975
Texas Roadhouse, Inc.	1,804	107,699
William Hill PLC (United Kingdom)	243,778	481,563

		7,459,466

Household Durables — 0.7%
Barratt Developments PLC (United Kingdom)	77,146	455,820
CSS Industries, Inc.	8,974	80,497
Ethan Allen Interiors, Inc.(a)	21,528	378,678
La-Z-Boy, Inc.	12,234	339,004
PulteGroup, Inc.(a)	3,166	82,284
Sekisui House Ltd. (Japan)	41,600	619,074

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

COMMON STOCKS (continued)
Household Durables (continued)
Taylor Wimpey PLC (United Kingdom)	356,161	$619,016

		2,574,373

Household Products — 0.6%
Church & Dwight Co., Inc.	12,462	819,501
Kimberly-Clark Corp.	2,191	249,643
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)*	305,100	485,943
Procter & Gamble Co. (The)	5,821	535,066

		2,090,153

Independent Power & Renewable Electricity Producers — 0.2%
China Resources Power Holdings Co. Ltd. (China)	108,000	207,729
Clearway Energy, Inc. (Class A Stock)	2,610	44,161
Glow Energy PCL (Thailand), NVDR	70,100	191,613
Pattern Energy Group, Inc. (Class A Stock)(a)	13,391	249,340

		692,843

Industrial Conglomerates — 0.3%
Alfa SAB de CV (Mexico) (Class A Stock)	174,286	207,440
CITIC Ltd. (China)	108,000	168,373
Enka Insaat ve Sanayi A/S (Turkey)	24,477	21,213
General Electric Co.	10,089	76,374
Jardine Matheson Holdings Ltd. (Hong Kong)	10,439	725,526
LG Corp. (South Korea)	480	30,057

		1,228,983

Insurance — 3.0%
Admiral Group PLC (United Kingdom)	12,974	339,046
Allstate Corp. (The)	6,046	499,581
American Financial Group, Inc.	6,215	562,644
Athene Holding Ltd.*	237	9,440
AXA SA (France)	18,310	396,411
Axis Capital Holdings Ltd.	5,610	289,700
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	28,800	93,211
CNO Financial Group, Inc.	14,534	216,266
DB Insurance Co. Ltd. (South Korea)	3,017	190,099
Direct Line Insurance Group PLC (United Kingdom)	187,655	760,987
Everest Re Group Ltd.	2,708	589,694
Fidelity National Financial, Inc.	2,975	93,533
First American Financial Corp.	6,971	311,185
Hannover Rueck SE (Germany)	3,752	507,711
Hartford Financial Services Group, Inc. (The)	15,562	691,731
Horace Mann Educators Corp.	8,754	327,837
James River Group Holdings Ltd.	7,049	257,570
Korean Reinsurance Co. (South Korea)*	10,935	84,848
Maiden Holdings Ltd.	9,410	15,527
Mercury General Corp.	3,896	201,462
MetLife, Inc.	8,925	366,461
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	3,715	813,026
Power Financial Corp. (Canada)	28,600	541,121
Reinsurance Group of America, Inc.	617	86,522
RenaissanceRe Holdings Ltd. (Bermuda)	2,343	313,259

	Shares	Value

COMMON STOCKS (continued)
Insurance (continued)
Safety Insurance Group, Inc.	3,597	$294,271
Swiss Re AG (Switzerland)	7,646	703,596
Talanx AG (Germany)	20,138	689,554
Torchmark Corp.	1,192	88,840
Tryg A/S (Denmark)	20,438	515,234

		10,850,367

Interactive Media & Services — 0.5%
Facebook, Inc. (Class A Stock)*	3,792	497,093
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	1,678	26,663
Twitter, Inc.*	39,300	1,129,482

		1,653,238

Internet & Direct Marketing Retail — 0.2%
eBay, Inc.*	8,902	249,879
GS Home Shopping, Inc. (South Korea)	1,034	166,216
PetMed Express, Inc.(a)	8,342	194,035
Qurate Retail, Inc.*	8,775	171,288

		781,418

IT Services — 1.2%
Amdocs Ltd.	10,109	592,185
Booz Allen Hamilton Holding Corp.	5,946	267,986
CSG Systems International, Inc.	4,920	156,308
DXC Technology Co.	4,729	251,441
EVERTEC, Inc. (Puerto Rico)	16,033	460,147
Hackett Group, Inc. (The)	23,071	369,367
Infosys Ltd. (India), ADR(a)	17,608	167,628
International Business Machines Corp.	5,533	628,936
Science Applications International Corp.	1,183	75,357
Travelport Worldwide Ltd.	29,362	458,634
Western Union Co. (The)	45,900	783,054
Wipro Ltd. (India), ADR(a)	8,554	43,882

		4,254,925

Leisure Products — 0.1%
Sturm Ruger & Co., Inc.(a)	6,815	362,694

Life Sciences Tools & Services — 0.1%
PRA Health Sciences, Inc.*	4,377	402,509

Machinery — 0.5%
Allison Transmission Holdings, Inc.	1,528	67,094
Briggs & Stratton Corp.	16,012	209,437
Cummins, Inc.	3,573	477,496
Douglas Dynamics, Inc.	1,812	65,033
Dover Corp.	1,506	106,851
Global Brass & Copper Holdings, Inc.	6,097	153,340
Hyster-Yale Materials Handling, Inc.	5,000	309,800
Illinois Tool Works, Inc.	3,274	414,783
Pentair PLC (United Kingdom)	3,296	124,522

		1,928,356

Media — 1.8%
AMC Networks, Inc. (Class A Stock)*(a)	8,789	482,340
Astro Malaysia Holdings Bhd (Malaysia)	259,900	81,903
CBS Corp. (Class B Stock)	3,808	166,486
Comcast Corp. (Class A Stock)	64,334	2,190,573
Discovery, Inc. (Class A Stock)*(a)	21,000	519,540
Discovery, Inc. (Class C Stock)*	9,197	212,267

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

COMMON STOCKS (continued)
Media (continued)
Eutelsat Communications SA (France)	26,388	$520,928
Gannett Co., Inc.(a)	32,010	273,045
GCI Liberty, Inc. (Class A Stock)*	1,033	42,518
Interpublic Group of Cos., Inc. (The)	3,163	65,253
KT Skylife Co. Ltd. (South Korea)	1,767	18,213
Liberty Broadband Corp. (Class A Stock)*	1,167	83,802
Liberty Broadband Corp. (Class C Stock)*	2,248	161,923
Liberty Global PLC (United Kingdom) (Class A Stock)*	2,210	47,161
Liberty Global PLC (United Kingdom) (Class C Stock)*	4,055	83,695
Liberty Latin America Ltd. (Chile) (Class A Stock)*	516	7,472
Liberty Latin America Ltd. (Chile) (Class C Stock)*	678	9,878
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	3,203	117,870
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	5,633	208,308
MSG Networks, Inc. (Class A Stock)*(a)	4,573	107,740
Multiplus SA (Brazil)	4,500	29,201
National CineMedia, Inc.	2,764	17,911
New Media Investment Group, Inc.	2,482	28,717
Omnicom Group, Inc.	2,294	168,013
SES SA (Luxembourg)	42,907	822,955

		6,467,712

Metals & Mining — 1.1%
Alrosa PJSC (Russia)	106,300	149,652
China Steel Corp. (Taiwan)	218,000	172,072
Compass Minerals International, Inc.	6,542	272,736
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	13,471	18,391
Freeport-McMoRan, Inc.	26,020	268,266
Kaiser Aluminum Corp.	3,357	299,747
Materion Corp.	7,794	350,652
Norsk Hydro ASA (Norway)	151,424	689,776
Nucor Corp.	7,592	393,341
POSCO (South Korea)	517	112,775
Royal Gold, Inc.	10,025	858,641
Schnitzer Steel Industries, Inc. (Class A Stock)	4,988	107,491
Severstal PJSC (Russia), GDR	10,347	141,368
Steel Dynamics, Inc.	2,097	62,994

		3,897,902

Mortgage Real Estate Investment Trusts (REITs) — 1.4%
AGNC Investment Corp.	48,744	854,970
Annaly Capital Management, Inc.(a)	80,268	788,232
Anworth Mortgage Asset Corp.	37,609	151,940
Apollo Commercial Real Estate Finance, Inc.	16,996	283,153
Arbor Realty Trust, Inc., REIT(a)	35,100	353,457
Capstead Mortgage Corp.	3,030	20,210
Chimera Investment Corp.	46,432	827,418
Dynex Capital, Inc.	8,033	45,949
Invesco Mortgage Capital, Inc.	28,000	405,440
New Residential Investment Corp.	15,043	213,761
Starwood Property Trust, Inc.	33,800	666,198

	Shares	Value

COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (REITs) (continued)
Two Harbors Investment Corp.	15,805	$202,936

		4,813,664

Multiline Retail — 1.0%
Big Lots, Inc.(a)	6,300	182,195
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	3,933	411,219
Dollar General Corp.	1,259	136,073
Kohl’s Corp.	6,484	430,149
Macy’s, Inc.	9,470	282,017
Marks & Spencer Group PLC (United Kingdom)	187,337	590,537
Matahari Department Store Tbk PT (Indonesia)	344,900	134,287
Target Corp.	18,505	1,222,996

		3,389,473

Multi-Utilities — 1.1%
Avista Corp.	7,496	318,430
Black Hills Corp.	12,500	784,749
Canadian Utilities Ltd. (Canada) (Class A Stock)	18,800	431,304
CMS Energy Corp.	13,789	684,624
Consolidated Edison, Inc.	9,306	711,537
National Grid PLC (United Kingdom)	36,977	360,099
NorthWestern Corp.	7,708	458,164

		3,748,907

Oil, Gas & Consumable Fuels — 3.8%
Alliance Resource Partners LP, MLP	12,147	210,629
Anadarko Petroleum Corp.	24,714	1,083,462
BP PLC (United Kingdom)	117,395	743,312
Caltex Australia Ltd. (Australia)	18,832	337,184
Chevron Corp.	3,305	359,551
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,092,000	777,098
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	288,276	629,716
CVR Energy, Inc.	5,000	172,399
Delek US Holdings, Inc.	12,870	418,404
Enagas SA (Spain)	30,500	825,949
Enbridge, Inc. (Canada)	7,332	227,879
Exxon Mobil Corp.	13,733	936,453
Formosa Petrochemical Corp. (Taiwan)	189,000	669,490
HollyFrontier Corp.	4,921	251,561
Indo Tambangraya Megah Tbk PT (Indonesia)	74,300	104,738
IRPC PCL (Thailand), NVDR	871,000	154,322
Itochu Enex Co. Ltd. (Japan)	93,300	816,759
JXTG Holdings, Inc. (Japan)	99,700	521,436
Marathon Petroleum Corp.	4,330	255,513
Motor Oil Hellas Corinth Refineries SA (Greece)	6,668	160,351
Newfield Exploration Co.*	12,132	177,855
Occidental Petroleum Corp.	12,607	773,818
PetroChina Co. Ltd. (China) (Class H Stock)	26,000	16,135
Phillips 66	5,007	431,353
PTT PCL (Thailand), NVDR	280,700	402,156

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	24,406	$720,632
Semirara Mining & Power Corp. (Philippines)	372,920	163,799
Star Petroleum Refining PCL (Thailand), NVDR	406,100	119,987
TC PipeLines LP, MLP	3,468	111,392
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	3,699	81,647
Valero Energy Corp.	11,180	838,164

		13,493,144

Paper & Forest Products — 0.1%
Mondi Ltd. (United Kingdom)	5,719	123,124
Schweitzer-Mauduit International, Inc.	4,067	101,878
Suzano Papel e Celulose SA (Brazil)	19,600	192,574

		417,576

Personal Products — 0.1%
Chlitina Holding Ltd. (China)	23,000	192,921

Pharmaceuticals — 3.1%
Allergan PLC	7,791	1,041,345
Bausch Health Cos., Inc.*	3,403	62,853
Bristol-Myers Squibb Co.	8,701	452,278
China Shineway Pharmaceutical Group Ltd. (China)	21,000	20,165
Consun Pharmaceutical Group Ltd. (China)	233,000	135,538
Dr. Reddy’s Laboratories Ltd. (India), ADR	5,622	211,949
Eli Lilly & Co.	7,697	890,697
GlaxoSmithKline PLC (United Kingdom)	31,047	591,163
Johnson & Johnson	4,271	551,173
Merck & Co., Inc.	10,866	830,271
Mitsubishi Tanabe Pharma Corp. (Japan)	20,400	294,172
Novartis AG (Switzerland)	10,195	874,794
Novo Nordisk A/S (Denmark) (Class B Stock)	16,471	756,667
Pfizer, Inc.	33,682	1,470,220
Roche Holding AG (Switzerland)	6,723	1,672,770
Sanofi (France)	10,191	883,917
Shionogi & Co. Ltd. (Japan)	8,500	486,155

		11,226,127

Professional Services — 0.5%
Barrett Business Services, Inc.	4,800	274,799
CRA International, Inc.	8,326	354,271
Forrester Research, Inc.*	9,071	405,474
Insperity, Inc.	4,471	417,413
Resources Connection, Inc.	21,311	302,616
Robert Half International, Inc.	888	50,794

		1,805,367

Real Estate Management & Development — 0.6%
China Overseas Land & Investment Ltd. (China)	19,491	66,959
China Vanke Co. Ltd. (China) (Class H Stock)	160,500	544,715
Corp. Inmobiliaria Vesta SAB de CV (Mexico)	107,400	144,444
Daito Trust Construction Co. Ltd. (Japan)	4,500	614,057

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Hysan Development Co. Ltd. (Hong Kong)	130,000	$616,862
K Wah International Holdings Ltd. (Hong Kong)	124,000	58,637
Pruksa Holding PCL (Thailand), NVDR	72,600	38,643
Quality Houses PCL (Thailand), NVDR	1,680,200	135,587
SP Setia Bhd Group (Malaysia)	52,400	29,469

		2,249,373

Road & Rail — 0.7%
ComfortDelGro Corp. Ltd. (Singapore)	392,000	616,808
CSX Corp.	5,485	340,783
Globaltrans Investment PLC (Russia), GDR	16,696	150,763
Landstar System, Inc.	110	10,524
Norfolk Southern Corp.	1,978	295,790
Union Pacific Corp.	7,835	1,083,032

		2,497,700

Semiconductors & Semiconductor Equipment — 3.3%
Broadcom, Inc.	8,403	2,136,715
Brooks Automation, Inc.	7,441	194,805
Cohu, Inc.	9,798	157,454
Cree, Inc.*(a)	17,337	741,590
Intel Corp.	51,502	2,416,989
Maxim Integrated Products, Inc.	11,558	587,725
MKS Instruments, Inc.	4,026	260,120
Novatek Microelectronics Corp. (Taiwan)	211,000	978,249
Phison Electronics Corp. (Taiwan)	19,000	140,906
Powertech Technology, Inc. (Taiwan)	60,000	128,645
Sitronix Technology Corp. (Taiwan)	52,000	170,311
Skyworks Solutions, Inc.	6,773	453,926
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	222,000	1,626,238
Teradyne, Inc.	1,733	54,382
Texas Instruments, Inc.	7,189	679,361
United Microelectronics Corp. (Taiwan)	1,287,000	470,647
Xilinx, Inc.	2,905	247,419
Xperi Corp.	19,525	359,065

		11,804,547

Software — 1.7%
Autodesk, Inc.*	7,830	1,007,016
Citrix Systems, Inc.	6,249	640,273
j2 Global, Inc.	1,013	70,282
LogMeIn, Inc.	2,138	174,397
Microsoft Corp.	9,500	964,915
Nuance Communications, Inc.*	33,983	449,595
Open Text Corp. (Canada)	26,100	850,860
Oracle Corp.	37,435	1,690,191
TiVo Corp.	40,400	380,164

		6,227,693

Specialty Retail — 1.7%
Aaron’s, Inc.	9,406	395,522
Abercrombie & Fitch Co. (Class A Stock)(a)	12,476	250,144
American Eagle Outfitters, Inc.	17,698	342,102
Best Buy Co., Inc.(a)	12,828	679,371
Chico’s FAS, Inc.	8,673	48,742
Children’s Place, Inc. (The)(a)	3,179	286,396
DSW, Inc. (Class A Stock)	9,863	243,616
Foot Locker, Inc.	10,981	584,190

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Home Depot, Inc. (The)	5,924	$1,017,862
O’Reilly Automotive, Inc.*	749	257,903
Rent-A-Center, Inc.*	14,514	234,982
Ross Stores, Inc.	3,868	321,818
Shoe Carnival, Inc.(a)	4,050	135,716
Tiffany & Co.	173	13,928
TJX Cos., Inc. (The)	16,554	740,626
USS Co. Ltd. (Japan)	13,309	223,394
Williams-Sonoma, Inc.(a)	6,800	343,060

		6,119,372

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	12,583	1,984,843
Hewlett Packard Enterprise Co.	15,277	201,809
Inventec Corp. (Taiwan)	212,000	152,046
Lite-On Technology Corp. (Taiwan)	696,000	918,577
Neopost SA (France)	7,455	203,613
NetApp, Inc.	2,285	136,346
Samsung Electronics Co. Ltd. (South Korea)	17,677	612,401
Seagate Technology PLC(a)	31,963	1,233,452
Western Digital Corp.	25,993	960,961
Xerox Corp.	17,761	350,957

		6,755,005

Textiles, Apparel & Luxury Goods — 0.9%
361 Degrees International Ltd. (China)	733,000	151,198
Burberry Group PLC (United Kingdom)	20,452	452,756
Carter’s, Inc.	546	44,565
Columbia Sportswear Co.	4,649	390,934
Culp, Inc.	2,406	45,473
MC Group PCL (Thailand), NVDR	268,300	90,054
Movado Group, Inc.	12,609	398,697
Oxford Industries, Inc.	5,671	402,868
Ralph Lauren Corp.	6,700	693,182
Wolverine World Wide, Inc.	3,096	98,731
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	139,100	444,733

		3,213,191

Thrifts & Mortgage Finance — 0.2%
FS Bancorp, Inc.	4,600	197,247
New York Community Bancorp, Inc.	7,265	68,364
Oritani Financial Corp.	17,960	264,910

		530,521

Tobacco — 1.1%
Altria Group, Inc.	15,990	789,746
British American Tobacco Malaysia Bhd (Malaysia)	3,500	30,539
Gudang Garam Tbk PT (Indonesia)	36,200	210,709
Imperial Brands PLC (United Kingdom)	21,675	657,273
Japan Tobacco, Inc. (Japan)	24,600	585,535
KT&G Corp. (South Korea)	11,272	1,026,536
Philip Morris International, Inc.	9,700	647,572
Vector Group Ltd.	8,479	82,501

		4,030,411

Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	5,756	310,479

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Marubeni Corp. (Japan)	80,900	$566,844
Mitsui & Co. Ltd. (Japan)	48,500	745,518
MSC Industrial Direct Co., Inc. (Class A Stock)	4,818	370,601
NOW, Inc.*(a)	8,489	98,813
Sumitomo Corp. (Japan)	48,000	680,869
United Rentals, Inc.*	524	53,726
W.W. Grainger, Inc.	3,628	1,024,402

		3,851,252

Transportation Infrastructure — 0.6%
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	626,000	663,780
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	4,500	36,669
Hutchison Port Holdings Trust (Hong Kong), UTS	1,851,200	453,335
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	68,000	94,945
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	156,000	172,015
TAV Havalimanlari Holding A/S (Turkey)	21,556	97,628
Yuexiu Transport Infrastructure Ltd. (China)	658,000	499,508

		2,017,880

Water Utilities — 0.1%
Guangdong Investment Ltd. (China)	90,000	173,913
TTW PCL (Thailand), NVDR	392,900	149,547

		323,460

Wireless Telecommunication Services — 0.3%
China Mobile Ltd. (China)	11,500	110,632
Far EasTone Telecommunications Co. Ltd. (Taiwan)	16,000	39,726
Intouch Holdings PCL (Thailand), NVDR	67,500	99,768
KDDI Corp. (Japan)	12,600	301,127
NTT DOCOMO, Inc. (Japan)	16,600	373,755
SK Telecom Co. Ltd. (South Korea)	861	208,053

		1,133,061

TOTAL COMMON STOCKS (cost $260,125,550)		251,219,402

PREFERRED STOCKS — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Surgutneftegas PJSC (Russia) (PRFC)	362,600	203,249
Transneft PJSC (Russia) (PRFC)	34	79,797

TOTAL PREFERRED STOCKS (cost $295,154)		283,046

TOTAL LONG-TERM INVESTMENTS (cost $310,173,034)		301,431,001

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 17.2%	Shares	Value
AFFILIATED MUTUAL FUNDS — 17.0%
PGIM Core Ultra Short Bond Fund(w)	45,377,902	$45,377,902
PGIM Institutional Money Market Fund (cost $15,377,327; includes $15,339,891 of cash collateral for securities on loan)(b)(w)	15,377,609	15,376,071

TOTAL AFFILIATED MUTUAL FUNDS (cost $60,755,229)		60,753,973

UNAFFILIATED FUND — 0.2%
Fidelity Investments Money Market Funds — Treasury Only Portfolio (cost $531,699)	531,699	531,699

TOTAL SHORT-TERM INVESTMENTS (cost $61,286,928)		61,285,672

TOTAL INVESTMENTS — 101.7% (cost $371,459,962)		362,716,673
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.7)%		(6,124,543)

NET ASSETS — 100.0%		$356,592,130

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,995,315; cash collateral of $15,339,891 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
283	S&P 500 E-Mini Index	Mar. 2019	$35,448,580	$(2,137,358)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Limited	$1,867,800	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$896,485	$—
Bermuda	313,259	—	—
Brazil	1,074,828	—	—
Canada	8,759,392	—	—
Chile	17,350	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
China	$—	$8,658,268	$—
Denmark	—	1,271,901	—
Finland	—	915,276	—
France	—	2,724,241	—
Germany	—	4,357,197	—
Greece	—	160,351	—
Hong Kong	—	5,192,579	—
Hungary	—	204,352	—
India	423,459	—	—
Indonesia	—	865,077	—
Israel	—	911,804	—
Japan	—	14,222,229	—
Luxembourg	—	822,955	—
Malaysia	—	213,088	—
Mexico	1,768,658	—	—
Netherlands	91,903	1,287,826	—
Norway	—	1,333,898	—
Pakistan	—	49,855	—
Philippines	—	333,511	—
Puerto Rico	460,147	—	—
Russia	329,014	214,445	—
Singapore	—	616,808	—
South Korea	1,023,058	4,100,134	—
Spain	—	4,190,114	—
Sweden	—	483,521	—
Switzerland	—	4,019,856	—
Taiwan	—	9,510,919	—
Thailand	—	3,644,331	—
Turkey	—	218,879	—
United Kingdom	292,886	9,859,099	—
United States	155,386,449	—	—
Preferred Stocks
Russia	—	283,046	—
Affiliated Mutual Funds	110,682,526	—	—
Unaffiliated Fund	531,699	—	—
Other Financial Instruments*
Futures Contracts	(2,137,358)	—	—

Total	$279,017,270	$81,562,045	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Country Allocation:

The country allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

United States	74.8%
Japan	4.0
United Kingdom	2.8
Taiwan	2.7
Canada	2.5
China	2.4
Hong Kong	1.5
South Korea	1.4
Germany	1.2
Spain	1.2
Switzerland	1.1
Thailand	1.0
France	0.8
Mexico	0.5
Netherlands	0.4
Norway	0.4
Denmark	0.4
Brazil	0.3
Finland	0.3

Israel	0.2%
Australia	0.2
Indonesia	0.2
Russia	0.2
Luxembourg	0.2
Singapore	0.2
Sweden	0.1
Puerto Rico	0.1
India	0.1
Philippines	0.1
Bermuda	0.1
Turkey	0.1
Malaysia	0.1
Hungary	0.1
Greece	0.0	*
Pakistan	0.0	*
Chile	0.0	*

	101.7
Liabilities in excess of other assets	(1.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$2,137,358	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$50,537	$(881,036)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(2,402,208)

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$37,108,262

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$14,995,315	$(14,995,315)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $14,995,315:
Unaffiliated investments (cost $260,952,403)	$252,034,147
Affiliated investments (cost $110,507,559)	110,682,526
Deposit with broker for centrally cleared/exchange-traded derivatives	1,867,800
Receivable for investments sold	6,249,883
Receivable for Portfolio shares sold	4,314,537
Dividends and interest receivable	724,957
Due from broker-variation margin futures	271,680
Tax reclaim receivable	188,785
Receivable from affiliate	19,140
Prepaid expenses	2,642

Total Assets	376,356,097

LIABILITIES:
Payable to broker for collateral for securities on loan	15,339,891
Payable to custodian	4,062,022
Accrued expenses and other liabilities	144,211
Management fees payable	126,208
Payable to affiliate	70,763
Distribution fee payable	12,022
Payable for investments purchased	8,481
Affiliated transfer agent fee payable	369

Total Liabilities	19,763,967

NET ASSETS	$356,592,130

Net assets were comprised of:
Partners Equity	$356,592,130

Net asset value and redemption price per share, $356,592,130 / 30,842,315 outstanding shares of beneficial interest	$11.56

STATEMENT OF OPERATIONS

Year Ended Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $552,736, of which $35,842 is reimbursable by an affiliate)	$8,959,705
Interest income	623,606
Affiliated dividend income	241,318
Income from securities lending, net (including affiliated income of $78,270)	107,342

9,931,971

EXPENSES
Management fees	2,878,602
Distribution fee	985,675
Custodian and accounting fees	248,395
Audit fee	30,609
Trustees’ fees	13,920
Legal fees and expenses	11,612
Shareholders’ reports	8,098
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	34,450

Total expenses	4,218,348
Less: Fee waivers and/or expense reimbursement	(318,415)
Less: Distribution fee waiver	(147,134)

Net expenses	3,752,799

NET INVESTMENT INCOME (LOSS)	6,179,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,283,541)	5,382,136
Futures transactions	(881,036)
Foreign currency transactions	(50,269)

4,450,831

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,894,256))	(37,556,003)
Futures	(2,402,208)
Foreign currencies	(27,381)

(39,985,592)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(35,534,761)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,355,589)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,179,172	$3,648,395
Net realized gain (loss) on investment and foreign currency transactions	4,450,831	7,481,745
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(39,985,592)	23,875,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,355,589)	35,005,687

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [10,719,631 and 9,831,181 shares, respectively]	132,129,817	113,163,699
Portfolio share repurchased [6,935,180 and 135,694 shares, respectively]	(79,430,042)	(1,571,003)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	52,699,775	111,592,696

CAPITAL CONTRIBUTIONS	17,900	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,362,086	146,598,383
NET ASSETS:
Beginning of year	333,230,044	186,631,661

End of year	$356,592,130	$333,230,044

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 87.4%
COMMON STOCKS — 62.3%	Shares	Value
Aerospace & Defense — 1.6%
Airbus SE (France)	2,200	$212,128
Boeing Co. (The)	7,566	2,440,035
Embraer SA (Brazil), ADR	58,500	1,294,605
Hexcel Corp.	57,388	3,290,628
Safran SA (France)	6,950	840,294
United Technologies Corp.	29,740	3,166,715

		11,244,405

Airlines — 0.6%
Delta Air Lines, Inc.	39,590	1,975,541
Japan Airlines Co. Ltd. (Japan)	30,600	1,084,460
Qantas Airways Ltd. (Australia)	242,700	988,561
Ryanair Holdings PLC (Ireland), ADR*	3,982	284,076

		4,332,638

Auto Components — 0.4%
Bridgestone Corp. (Japan)(a)	8,300	319,527
Continental AG (Germany)	2,551	355,321
Denso Corp. (Japan)	14,900	658,746
Magna International, Inc. (Canada)	10,726	486,881
Toyota Industries Corp. (Japan)	21,000	965,354

		2,785,829

Automobiles — 0.1%
BYD Co. Ltd. (China) (Class H Stock)	68,000	431,350
Peugeot SA (France)	13,900	297,207

		728,557

Banks — 5.5%
AIB Group PLC (Ireland)	153,400	648,345
Banco Bradesco SA (Brazil), ADR	49,005	484,659
Bancolombia SA (Colombia), ADR	11,931	454,571
Bank of America Corp.	338,697	8,345,493
Bank OZK	104,652	2,389,205
Barclays PLC (United Kingdom)	247,126	475,826
Citigroup, Inc.	61,580	3,205,855
Citizens Financial Group, Inc.	64,884	1,929,001
DBS Group Holdings Ltd. (Singapore)	108,200	1,878,228
DNB ASA (Norway)	42,753	686,737
Erste Group Bank AG (Austria)*	12,340	411,682
Grupo Financiero Banorte SAB de CV
(Mexico) (Class O Stock)	87,300	426,155
HDFC Bank Ltd. (India), ADR	5,088	527,066
HSBC Holdings PLC (United Kingdom), (QMTF)	70,510	582,969
HSBC Holdings PLC (United Kingdom), (XHKG)	166,900	1,380,167
ICICI Bank Ltd. (India), ADR	51,249	527,352
JPMorgan Chase & Co.	70,001	6,833,497
KBC Group NV (Belgium)	14,700	957,953
Komercni banka A/S (Czech Republic)*	7,112	268,589
Mediobanca Banca di Credito Finanziario SpA (Italy)	80,600	684,583
PNC Financial Services Group, Inc. (The)	20,270	2,369,766
Resona Holdings, Inc. (Japan)	155,000	746,193
Societe Generale SA (France)	8,689	278,153

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)	48,000	$1,592,263

		38,084,308

Beverages — 0.5%
Constellation Brands, Inc. (Class A Stock)	4,744	762,930
Diageo PLC (United Kingdom)	24,101	859,206
Heineken Holding NV (Netherlands)	15,700	1,348,692
Heineken NV (Netherlands)	6,726	595,784

		3,566,612

Biotechnology — 1.3%
Alexion Pharmaceuticals, Inc.*	9,995	973,113
Amgen, Inc.	12,720	2,476,202
Celgene Corp.*	45,330	2,905,200
Regeneron Pharmaceuticals, Inc.*	3,492	1,304,262
Vertex Pharmaceuticals, Inc.*	8,894	1,473,825

		9,132,602

Capital Markets — 1.4%
Credit Suisse Group AG (Switzerland), ADR(a)	36,169	392,795
Daiwa Securities Group, Inc. (Japan)	191,300	968,719
Deutsche Boerse AG (Germany)	6,500	784,097
IG Group Holdings PLC (United Kingdom)	3,400	24,740
Macquarie Group Ltd. (Australia)	11,400	870,676
Morgan Stanley	134,452	5,331,022
UBS Group AG (Switzerland)*	109,200	1,362,769

		9,734,818

Chemicals — 2.0%
Arkema SA (France)	8,097	696,586
Celanese Corp. (Class A Stock)	20,090	1,807,497
Denka Co. Ltd. (Japan)	20,000	563,520
DowDuPont, Inc.	122,230	6,536,860
Kuraray Co. Ltd. (Japan)	65,500	920,723
LANXESS AG (Germany)	6,500	300,658
Linde PLC (United Kingdom)	14,213	2,217,797
Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	9,668	370,284
Toray Industries, Inc. (Japan)	68,500	481,152

		13,895,077

Commercial Services & Supplies — 0.3%
Cintas Corp.	5,188	871,532
Copart, Inc.*(a)	16,234	775,661
Secom Co. Ltd. (Japan)	8,700	720,375

		2,367,568

Communications Equipment — 0.6%
Cisco Systems, Inc.	88,200	3,821,706

Construction & Engineering — 0.1%
EMCOR Group, Inc.	9,257	552,550

Construction Materials — 0.6%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	110,000	533,376
HeidelbergCement AG (Germany)	20,600	1,266,083
Martin Marietta Materials, Inc.(a)	14,943	2,568,253

		4,367,712

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Consumer Finance — 1.1%
American Express Co.	21,830	$2,080,836
Capital One Financial Corp.	58,083	4,390,494
FirstCash, Inc.	10,118	732,037
Green Dot Corp. (Class A Stock)*	5,846	464,875

		7,668,242

Containers & Packaging — 0.1%
Smurfit Kappa Group PLC (Ireland)	34,468	919,350

Distributors — 0.1%
Inchcape PLC (United Kingdom)	87,000	612,712

Diversified Financial Services — 0.7%
Challenger Ltd. (Australia)	51,300	342,169
EXOR NV (Netherlands)	4,100	223,259
Groupe Bruxelles Lambert SA (Belgium)	9,800	855,160
Investor AB (Sweden) (Class B Stock)	16,284	692,932
ORIX Corp. (Japan)	108,700	1,583,120
Standard Life Aberdeen PLC (United Kingdom)	190,112	622,909
Voya Financial, Inc.	18,260	732,956

		5,052,505

Diversified Telecommunication Services — 1.6%
AT&T, Inc.	149,090	4,255,029
Inmarsat PLC (United Kingdom)	136,200	659,582
Nippon Telegraph & Telephone Corp. (Japan)	21,700	884,093
Verizon Communications, Inc.	95,359	5,361,083

		11,159,787

Electric Utilities — 1.2%
American Electric Power Co., Inc.	36,620	2,736,979
Exelon Corp.	65,710	2,963,521
PPL Corp.	96,540	2,734,978

		8,435,478

Electrical Equipment — 0.9%
ABB Ltd. (Switzerland)	68,000	1,299,628
AMETEK, Inc.	39,378	2,665,891
Generac Holdings, Inc.*	12,213	606,986
Prysmian SpA (Italy)	49,102	954,095
Siemens Gamesa Renewable Energy SA (Spain)*	67,100	819,288

		6,345,888

Electronic Equipment, Instruments & Components — 0.7%
Coherent, Inc.*	15,673	1,656,793
Flex Ltd.*	67,800	515,958
Hitachi Ltd. (Japan)	52,140	1,383,226
Hon Hai Precision Industry Co. Ltd. (Taiwan)	160,280	369,317
Zebra Technologies Corp. (Class A Stock)*	6,605	1,051,714

		4,977,008

Energy Equipment & Services — 0.2%
Core Laboratories NV(a)	6,303	376,037
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	5,205	342,643
TechnipFMC PLC (United Kingdom)	42,100	824,318

		1,542,998

COMMON STOCKS (continued)	Shares	Value
Entertainment — 0.4%
Netflix, Inc.*	760	$203,422
Square Enix Holdings Co. Ltd. (Japan)	17,900	485,983
Viacom, Inc. (Class B Stock)	22,559	579,766
Vivendi SA (France)	69,000	1,682,751

		2,951,922

Equity Real Estate Investment Trusts (REITs) — 0.5%
British Land Co. PLC (The) (United Kingdom)	140,000	953,724
Hospitality Properties Trust	89,090	2,127,469
WP Carey, Inc.(a)	9,409	614,784

		3,695,977

Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	7,389	1,505,213
Seven & i Holdings Co. Ltd. (Japan)	35,900	1,560,089
Tesco PLC (United Kingdom)	470,898	1,142,827

		4,208,129

Food Products — 1.1%
Hershey Co. (The)	7,822	838,363
Indofood Sukses Makmur Tbk PT (Indonesia)	466,700	241,991
J.M. Smucker Co. (The)(a)	20,320	1,899,717
JBS SA (Brazil)	172,300	515,244
Marine Harvest ASA (Norway)	33,100	697,946
Nestle SA (Switzerland)	22,467	1,827,157
Tyson Foods, Inc. (Class A Stock)	34,730	1,854,582

		7,875,000

Health Care Equipment & Supplies — 0.8%
Boston Scientific Corp.*	99,882	3,529,830
Integer Holdings Corp.*	5,977	455,806
Koninklijke Philips NV (Netherlands)	44,616	1,581,698

		5,567,334

Health Care Providers & Services — 3.1%
CVS Health Corp.	108,780	7,127,266
Fresenius SE & Co. KGaA (Germany)	22,300	1,087,893
Henry Schein, Inc.*(a)	7,322	574,923
Sinopharm Group Co. Ltd. (China) (Class H Stock)	77,600	325,872
UnitedHealth Group, Inc.	32,367	8,063,267
Universal Health Services, Inc. (Class B Stock)	25,457	2,967,268
WellCare Health Plans, Inc.*	4,743	1,119,775

		21,266,264

Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	12,323	607,524
Darden Restaurants, Inc.	6,557	654,782
MGM Resorts International	116,480	2,825,805
Penn National Gaming, Inc.*	44,080	830,026
Royal Caribbean Cruises Ltd.	21,180	2,071,192
Sodexo SA (France)	5,088	521,776
TUI AG (Germany)	28,200	398,871
Whitbread PLC (United Kingdom)	12,500	730,633
Wyndham Destinations, Inc.	19,140	685,978

		9,326,587

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Household Durables — 0.7%
Barratt Developments PLC (United Kingdom)	87,380	$516,288
Lennar Corp. (Class B Stock)	976	30,578
Persimmon PLC (United Kingdom)	21,400	527,632
PulteGroup, Inc.(a)	78,220	2,032,939
Sony Corp. (Japan)	31,300	1,503,108

		4,610,545

Household Products — 0.3%
Church & Dwight Co., Inc.	17,095	1,124,167
WD-40 Co.(a)	3,737	684,843

		1,809,010

Industrial Conglomerates — 0.7%
CK Hutchison Holdings Ltd. (Hong Kong)	146,900	1,410,022
DCC PLC (United Kingdom)	11,000	840,670
Siemens AG (Germany)	12,205	1,365,889
Toshiba Corp. (Japan)	54,290	1,533,635

		5,150,216

Insurance — 2.6%
Allianz SE (Germany)	5,621	1,132,404
Allstate Corp. (The)(a)	29,540	2,440,890
American International Group, Inc.	55,636	2,192,615
Aviva PLC (United Kingdom)	266,038	1,275,689
China Life Insurance Co. Ltd. (China) (Class H Stock)	204,000	433,193
Chubb Ltd.	15,576	2,012,108
Everest Re Group Ltd.	2,857	622,140
Hartford Financial Services Group, Inc. (The)	44,940	1,997,583
Lincoln National Corp.	38,110	1,955,424
MetLife, Inc.	58,508	2,402,338
MS&AD Insurance Group Holdings, Inc. (Japan)	39,800	1,135,103
Talanx AG (Germany)	13,700	469,107

		18,068,594

Interactive Media & Services — 1.6%
Alphabet, Inc. (Class A Stock)*	4,978	5,201,811
Alphabet, Inc. (Class C Stock)*	3,991	4,133,120
Baidu, Inc. (China), ADR*	5,153	817,266
Facebook, Inc. (Class A Stock)*	5,661	742,100

		10,894,297

Internet & Direct Marketing Retail — 0.9%
Amazon.com, Inc.*	2,525	3,792,474
Booking Holdings, Inc.*	1,216	2,094,463
Etsy, Inc.*	14,255	678,110

		6,565,047

IT Services — 1.4%
Amadeus IT Group SA (Spain)	13,889	969,668
Capgemini SE (France)	4,419	440,692
DXC Technology Co.	21,990	1,169,208
Fiserv, Inc.*	15,118	1,111,022
Fujitsu Ltd. (Japan)	4,270	265,894
Mastercard, Inc. (Class A Stock)	11,197	2,112,314
Perspecta, Inc.	10,995	189,335

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Visa, Inc. (Class A Stock)	28,465	$3,755,672

		10,013,805

Leisure Products — 0.1%
Sega Sammy Holdings, Inc. (Japan)	61,600	862,766

Life Sciences Tools & Services — 0.3%
ICON PLC*	9,434	1,218,967
Syneos Health, Inc.*	13,258	521,702

		1,740,669

Machinery — 1.3%
Cummins, Inc.	19,966	2,668,256
Deere & Co.	11,350	1,693,080
FANUC Corp. (Japan)	5,100	771,828
Ingersoll-Rand PLC	34,559	3,152,818
Meritor, Inc.*	33,384	564,523

		8,850,505

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	700	882,311

Media — 0.5%
Charter Communications, Inc. (Class A Stock)*	3,331	949,235
Informa PLC (United Kingdom)	108,804	874,961
ITV PLC (United Kingdom)	190,974	304,122
Mediaset Espana Comunicacion SA (Spain)	50,600	318,788
Publicis Groupe SA (France)	13,400	768,811

		3,215,917

Metals & Mining — 0.5%
ArcelorMittal (Luxembourg)	46,500	977,166
BHP Group Ltd. (Australia), ADR(a)	7,665	370,143
BHP Group PLC (Australia), ADR(a)	11,100	464,979
Glencore PLC (Switzerland)*	109,800	408,444
Norsk Hydro ASA (Norway)	82,525	375,923
Rio Tinto PLC (Australia), ADR(a)	11,063	536,334
Steel Dynamics, Inc.	8,549	256,813
voestalpine AG (Austria)	11,671	350,924

		3,740,726

Multiline Retail — 0.5%
Dollar General Corp.	25,311	2,735,613
Nordstrom, Inc.(a)	16,602	773,819

		3,509,432

Multi-Utilities — 0.5%
Engie SA (France)	112,800	1,620,278
National Grid PLC (United Kingdom)	58,823	572,845
Veolia Environnement SA (France)	75,500	1,555,449

		3,748,572

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	43,759	1,918,395
Chevron Corp.	30,740	3,344,205
ConocoPhillips	35,082	2,187,363
Eni SpA (Italy)	70,100	1,107,234
Equinor ASA (Norway), ADR(a)	30,418	643,949
Exxon Mobil Corp.	54,700	3,729,993
JXTG Holdings, Inc. (Japan)	244,200	1,277,179

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	35,130	$2,073,021
Occidental Petroleum Corp.	44,489	2,730,735
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	15,483	457,164
Santos Ltd. (Australia)	95,500	366,197
TOTAL SA (France)(a)	16,400	867,855
Valero Energy Corp.	27,140	2,034,686

		22,737,976

Personal Products — 0.2%
Unilever PLC (United Kingdom)	21,825	1,144,822

Pharmaceuticals — 4.2%
Allergan PLC	47,976	6,412,472
Astellas Pharma, Inc. (Japan)	67,700	867,099
Bausch Health Cos., Inc.*(a)	32,992	609,362
Bayer AG (Germany)	13,560	949,352
Bristol-Myers Squibb Co.	51,440	2,673,851
Merck & Co., Inc.	17,601	1,344,892
Merck KGaA (Germany)	16,594	1,716,951
Novartis AG (Switzerland)	20,267	1,739,034
Novartis AG (Switzerland), ADR	9,860	846,087
Pfizer, Inc.	196,481	8,576,396
Roche Holding AG (Switzerland)	2,699	671,546
Sanofi (France)	17,558	1,522,895
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	92,000	266,541
Zoetis, Inc.	10,500	898,170

		29,094,648

Professional Services — 0.2%
RELX PLC (United Kingdom)	24,832	511,928
TriNet Group, Inc.*	16,304	683,953

		1,195,881

Real Estate Management & Development — 0.5%
CBRE Group, Inc. (Class A Stock)*	54,500	2,182,180
CK Asset Holdings Ltd. (Hong Kong)	111,800	810,051
Savills PLC (United Kingdom)	22,600	203,827
Vonovia SE (Germany)	8,271	376,364

		3,572,422

Road & Rail — 0.1%
Norfolk Southern Corp.	5,356	800,936

Semiconductors & Semiconductor Equipment — 3.0%
Applied Materials, Inc.	95,890	3,139,439
ASE Technology Holding Co. Ltd. (Taiwan)	215,243	408,789
ASML Holding NV (Netherlands)	4,300	678,510
Broadcom, Inc.	7,080	1,800,302
Infineon Technologies AG (Germany)	53,800	1,077,213
Intel Corp.	99,680	4,677,982
Marvell Technology Group Ltd.	173,236	2,804,691
NXP Semiconductors NV (Netherlands)(a)	21,699	1,590,103
ON Semiconductor Corp.*	52,692	869,945
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	110,000	805,794
Universal Display Corp.(a)	35,873	3,356,637

		21,209,405

COMMON STOCKS (continued)	Shares	Value
Software — 3.5%
Adobe, Inc.*	8,680	$1,963,763
Broadridge Financial Solutions, Inc.	9,833	946,426
Check Point Software Technologies Ltd. (Israel)*	4,505	462,438
CyberArk Software Ltd. (Israel)*	8,831	654,730
Fortinet, Inc.*(a)	12,066	849,808
Microsoft Corp.	142,288	14,452,193
PTC, Inc.*(a)	34,170	2,832,692
Qualys, Inc.*	5,673	424,000
SAP SE (Germany)	10,600	1,061,256
SS&C Technologies Holdings, Inc.	13,214	596,084

		24,243,390

Specialty Retail — 1.6%
Best Buy Co., Inc.(a)	33,640	1,781,574
Dick’s Sporting Goods, Inc.(a)	16,864	526,157
Home Depot, Inc. (The)	44,799	7,697,364
RH*(a)	6,240	747,677

		10,752,772

Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.	79,580	12,552,949
Samsung Electronics Co. Ltd. (South Korea)	31,348	1,086,019

		13,638,968

Textiles, Apparel & Luxury Goods — 0.6%
ANTA Sports Products Ltd. (China)	68,000	326,976
NIKE, Inc. (Class B Stock)	20,003	1,483,022
PVH Corp.	23,200	2,156,440

		3,966,438

Tobacco — 0.7%
Altria Group, Inc.	67,469	3,332,294
Imperial Brands PLC (United Kingdom)	47,506	1,440,573

		4,772,867

Trading Companies & Distributors — 0.4%
Rexel SA (France)	29,600	315,561
United Rentals, Inc.*	25,274	2,591,343

		2,906,904

Water Utilities — 0.0%
Guangdong Investment Ltd. (China)	51,200	98,937

Wireless Telecommunication Services — 0.6%
China Mobile Ltd. (China)	70,800	681,111
Rogers Communications, Inc. (Canada) (Class B Stock)	25,830	1,324,046
SoftBank Group Corp. (Japan)	14,600	967,518
Vodafone Group PLC (United Kingdom)	647,448	1,267,567

		4,240,242

TOTAL COMMON STOCKS (cost $431,802,199)		434,258,583

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 2.6%
Automobiles — 0.6%
Ally Auto Receivables Trust,
Series 2016-1, Class A3
1.470%	04/15/20	5	$5,299
Series 2017-3, Class A3
1.740%	09/15/21	890	881,664
AmeriCredit Automobile Receivables Trust,
Series 2018-2, Class A3
3.150%	03/20/23	327	328,205
CarMax Auto Owner Trust,
Series 2017-1, Class A3
1.980%	11/15/21	216	214,033
Chrysler Capital Auto Receivables Trust,
Series 2016-BA, Class A3, 144A
1.640%	07/15/21	60	59,964
Enterprise Fleet Financing LLC,
Series 2017-1, Class A2, 144A
2.130%	07/20/22	106	105,567
Ford Credit Auto Owner Trust,
Series 2018-1, Class A, 144A
3.190%	07/15/31	700	694,414
GM Financial Automobile Leasing Trust,
Series 2017-3, Class A4
2.120%	09/20/21	820	812,307
Series 2018-1, Class A3
2.610%	01/20/21	441	438,890
GM Financial Consumer Automobile,
Series 2017-1A, Class A2A, 144A
1.510%	03/16/20	10	10,400
Nissan Master Owner Trust Receivables,
Series 2017-C, Class A, 1 Month LIBOR + 0.320%
2.775%(c)	10/17/22	677	676,057
World Omni Automobile Lease Securitization Trust,
Series 2017-A, Class A2
1.680%	12/16/19	22	22,234

			4,249,034

Credit Cards — 0.3%
Capital One Multi-Asset Execution Trust,
Series 2017-A6, Class A6
2.290%	07/15/25	283	276,449
GE Capital Credit Card Master Note Trust,
Series 2012-7, Class A
1.760%	09/15/22	475	470,854
Synchrony Credit Card Master Note Trust,
Series 2016-1, Class A
2.040%	03/15/22	770	768,437
World Financial Network Credit Card Master Trust,
Series 2017-C, Class A
2.310%	08/15/24	758	747,413

			2,263,153

Equipment — 0.2%
CLI Funding V LLC,
Series 2014-2A, Class A, 144A
3.380%	10/18/29	562	558,004
CLI Funding VI LLC,
Series 2017-1A, Class A, 144A
3.620%	05/18/42	207	206,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment (continued)
CNH Equipment Trust,
Series 2017-A, Class A2
1.640%	07/15/20	47	$47,167
Dell Equipment Finance Trust,
Series 2017-2, Class A2A, 144A
1.970%	02/24/20	104	103,979
FRS I LLC,
Series 2013-1A, Class A1, 144A
1.800%	04/15/43	39	39,003
Textainer Marine Containers V Ltd.,
Series 2017-1A, Class A, 144A
3.720%	05/20/42	298	297,076
Volvo Financial Equipment Master Owner Trust,
Series 2018-A, Class A, 1 Month LIBOR + 0.520%, 144A
2.975%(c)	07/17/23	265	267,785

			1,519,107

Other — 0.9%
Adams Outdoor Advertising LP,
Series 2018-1, Class A, 144A
4.810%	11/15/48	724	744,750
Coinstar Funding LLC,
Series 2017-1A, Class A2, 144A
5.216%	04/25/47	547	552,711
Domino’s Pizza Master Issuer LLC,
Series 2015-1A, Class A2II, 144A
4.474%	10/25/45	1,097	1,107,065
Element Rail Leasing II LLC (Canada),
Series 2015-1A, Class A2, 144A
3.585%	02/19/45	725	726,429
NYCTL Trust,
Series 2017-A, Class A, 144A
1.870%	11/10/30	180	178,509
Sonic Capital LLC,
Series 2016-1A, Class A2, 144A
4.472%	05/20/46	328	332,966
Taco Bell Funding LLC,
Series 2018-1A, Class A2II, 144A
4.940%	11/25/48	350	353,083
Verizon Owner Trust,
Series 2016-2A, Class A, 144A
1.680%	05/20/21	326	323,969
Series 2016-2A, Class B, 144A
2.150%	05/20/21	800	790,764
Series 2018-A, Class C
3.550%	04/20/23	900	908,701

			6,018,947

Small Business Loan — 0.6%
SBA Small Business Investment Cos,
Series 2017-10A, Class 1
2.845%	03/10/27	878	878,650
Series 2017-10B, Class 1
2.518%	09/10/27	742	728,340
United States Small Business Administration,
Series 2011-20J, Class 1
2.760%	10/01/31	563	565,114
Series 2012-20C, Class 1
2.510%	03/01/32	471	465,862

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Small Business Loan (continued)
Series 2014-20L, Class 1
2.700%	12/01/34	643	$637,205
Series 2018-20E, Class 1
3.500%	05/01/38	977	992,164

			4,267,335

TOTAL ASSET-BACKED SECURITIES (cost $18,379,317)			18,317,576

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
BBCMS Mortgage Trust,
Series 2017-C1, Class A4
3.674%	02/15/50	180	179,189
CFCRE Commercial Mortgage Trust,
Series 2016-C7, Class A3
3.839%	12/10/54	134	135,102
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	550	569,255
Series 2014-GC25, Class B
4.345%(cc)	10/10/47	275	281,221
COMM Mortgage Trust,
Series 2012-CR1, Class B
4.612%	05/15/45	935	956,786
Series 2012-CR2, Class A4
3.147%	08/15/45	534	532,179
Series 2013-CR12, Class ASB
3.623%	10/10/46	246	248,696
Series 2015-PC1, Class A5
3.902%	07/10/50	145	147,900
DBCCRE Mortgage Trust,
Series 2014-ARCP, Class C, 144A
4.935%(cc)	01/10/34	780	785,142
DBUBS Mortgage Trust,
Series 2011-LC1A, Class A2, 144A
4.528%	11/10/46	30	29,790
Government National Mortgage Assoc.,
Series 2014-130, Class DA
2.400%	12/16/44	1,002	969,899
Series 2014-17, Class AM
2.497%(cc)	06/16/48	580	583,110
Series 2014-40, Class AC
2.400%(cc)	11/16/41	594	589,025
Series 2012-2, Class AB
2.105%	03/16/37	252	248,700
Series 2011-142, Class A
2.337%	10/16/40	54	53,626
Series 2013-194, Class AE
2.750%(cc)	11/16/44	272	266,526
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class AS
4.117%	05/15/45	900	913,150
Series 2016-JP2, Class A4
2.822%	08/15/49	81	76,924
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class A, 144A
3.350%	07/13/29	208	208,574

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Motel 6 Trust,
Series 2017-MTL6, Class B, 1 Month LIBOR + 1.190%, 144A
3.645%(c)	08/15/34	794	$780,098
TPG Real Estate Finance Issuer Ltd. (Cayman Islands),
Series 2018-FL1, Class C, 1 Month LIBOR + 1.900%, 144A
4.355%(c)	02/15/35	500	496,854
UBS Commercial Mortgage Trust,
Series 2018-C8, Class A4
3.983%	02/15/51	463	471,951
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	60	60,659
Series 2012-C4, Class A3
2.533%	12/10/45	89	88,396
Series 2013-C5, Class AAB
2.687%	03/10/46	75	74,820
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	201	199,251
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS
3.580%	02/15/48	1,000	977,346
WFRBS Commercial Mortgage Trust,
Series 2011-C2, Class A4, 144A
4.869%	02/15/44	431	442,276
Series 2012-C9, Class B
3.840%	11/15/45	1,150	1,148,435
Series 2013-C15, Class A4
4.153%(cc)	08/15/46	725	751,005
Series 2014-C19, Class B
4.723%(cc)	03/15/47	825	852,232

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,511,718)			14,118,117

CORPORATE BONDS — 10.0%
Aerospace & Defense — 0.0%
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	336	332,876

Agriculture — 0.0%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.375%	08/11/25	168	163,242

Airlines — 0.1%
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29	413	388,173
American Airlines 2016-3 Class AA Pass-Through Trust,
Pass-Through Certificates
3.000%	04/15/30	301	283,926

			672,099

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 0.2%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.250%	03/02/20		250	$246,634
3.350%	02/22/23		417	411,311
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26	(a)	357	318,018
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23		101	95,114
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.750%	09/27/19		306	301,999
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 144A
2.150%	07/13/20		127	123,953

				1,497,029

Banks — 2.5%
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.875%	01/25/22		295	289,315
Bank of America Corp.,
Jr. Sub. Notes
6.500%(ff)	10/29/49		560	566,999
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		509	494,752
Sr. Unsec’d. Notes, MTN
3.864%(ff)	07/23/24		245	244,416
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.950%	01/29/23		487	479,335
Bank One Michigan,
Sub. Notes
8.250%	11/01/24		600	719,738
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.875%(ff)	03/15/99		675	674,999
BPCE SA (France),
Gtd. Notes, MTN, 3 Month LIBOR + 1.220%, 144A
3.897%(c)	05/22/22		485	483,125
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21		250	241,160
Citibank NA,
Certificate of Deposit
3.550%	11/24/23		245	244,780
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.142%(ff)	01/24/23		384	377,184
7.875%	05/15/25		715	853,699
Comerica, Inc.,
Sr. Unsec’d. Notes
3.700%	07/31/23		186	185,897
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes, 144A
11.000%(ff)	12/29/49		475	490,438

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Discover Bank,
Certificate of Deposit
3.000%	06/07/21	245	$244,283
Goldman Sachs Bank,
Certificate of Deposit
3.350%	08/29/23	245	243,027
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.272%(ff)	09/29/25	674	631,789
6.250%	02/01/41	500	570,278
HSBC Bank USA NA,
Certificate of Deposit
3.125%	12/09/20	245	242,816
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.950%(ff)	05/18/24	277	275,504
Sub. Notes
4.250%	03/14/24	665	659,953
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22	530	525,792
3.900%	07/15/25	259	256,650
4.023%(ff)	12/05/24	407	410,238
JPMorgan Chase Bank NA,
Certificate of Deposit^
3.550%	12/24/23	247	246,074
Lloyds Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(ff)	12/29/49	450	526,208
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%(ff)	11/07/23	360	340,896
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.500%	04/21/21	396	387,603
Sub. Notes, MTN
5.000%	11/24/25	565	576,112
Morgan Stanley Bank NA,
Certificate of Deposit
3.250%	05/31/23	245	242,454
Morgan Stanley Private Bank NA,
Certificate of Deposit
3.550%	11/24/23	245	244,780
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
2.125%	03/02/20	239	236,534
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.892%(ff)	05/18/29	690	658,637
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
3.950%	01/11/23	500	487,777
State Bank of India/New York NY (India),
Certificate of Deposit
3.600%	01/04/24	245	245,132
State Street Corp.,
Sr. Unsec’d. Notes
3.300%	12/16/24	366	362,518

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Svenska Handelsbanken AB (Sweden),
Gtd. Notes
3.900%	11/20/23	298	$300,718
UBS Bank USA,
Certificate of Deposit
3.500%	10/27/23	245	244,356
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(ff)	12/29/49	570	543,068
Sr. Unsec’d. Notes, MTN
2.625%	07/22/22	540	520,701
3.550%	09/29/25	611	591,983
Wells Fargo Bank NA,
Certificate of Deposit
3.500%	11/09/23	245	243,913
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.750%	01/11/23	193	187,285

			17,592,916

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
4.700%	02/01/36	164	152,093
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	04/15/48	685	613,938

			766,031

Building Materials — 0.3%
Johnson Controls International plc,
Sr. Unsec’d. Notes
6.000%	01/15/36	577	644,571
Masco Corp.,
Sr. Unsec’d. Notes
7.750%	08/01/29	490	583,933
USG Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	600	604,500

			1,833,004

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	03/01/23	420	476,537
DowDuPont, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25	202	207,974

			684,511

Commercial Services — 0.1%
Loyola University of Chicago,
Sr. Unsec’d. Notes
3.199%	07/01/22	169	166,427
Northwestern University,
Unsec’d. Notes
3.688%	12/01/38	117	112,589

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25	595	$560,788

			839,804

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.750%	01/13/25	126	121,497
4.650%	02/23/46	121	128,083
DXC Technology Co.,
Sr. Unsec’d. Notes
7.450%	10/15/29	530	628,285
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.625%	02/12/24	231	229,328

			1,107,193

Cosmetics/Personal Care — 0.1%
Estee Lauder Cos., Inc. (The),
Sr. Unsec’d. Notes
5.750%	10/15/33	545	649,133

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.650%	07/21/27	720	625,824
Ahold Lease Pass-Through Trust (Netherlands),
Pass-Through Certificates
8.620%(cc)	01/02/25	659	749,696
Cantor Fitzgerald LP,
Unsec’d. Notes, 144A
6.500%	06/17/22	595	630,875
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	03/09/27	258	239,629
Excalibur One 77B LLC,
Gov’t. Gtd. Notes
1.492%	01/01/25	369	355,629
Export Leasing LLC,
Gov’t. Gtd. Notes
1.859%	08/28/21	551	544,290
Gate Capital Cayman One Ltd. (Cayman Islands),
Gov’t. Gtd. Notes
1.839%	03/27/21	410	405,382
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34	146	144,786
Premier Aircraft Leasing EXIM 1 Ltd.,
Gov’t. Gtd. Notes
3.576%	02/06/22	548	554,891
Salmon River Export LLC,
Gov’t. Gtd. Notes
2.193%	09/15/26	378	369,622
Tagua Leasing LLC,
Gov’t. Gtd. Notes
1.581%	11/16/24	302	291,682
1.900%	07/12/24	647	631,998

			5,544,304

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.5%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.150%	11/15/43		324	$345,775
6.125%	04/01/36		121	144,839
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48		93	89,713
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.650%	12/01/48		374	388,355
Duke Energy Carolinas LLC,
First Mortgage
5.300%	02/15/40		429	487,998
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	09/21/38		543	496,318
Florida Power & Light Co.,
First Mortgage
5.400%	09/01/35		535	605,358
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, MTN
8.400%(cc)	03/28/25		167	213,427
PacifiCorp,
First Mortgage
3.850%	06/15/21		376	381,833
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.150%	01/15/26		409	394,977

				3,548,593

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	(a)	635	592,138

Foods — 0.3%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25		176	176,558
Kraft Heinz Foods Co.,
Sec’d. Notes, 144A
4.875%	02/15/25		650	652,717
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26		640	582,400
Smithfield Foods, Inc.,
Gtd. Notes, 144A
4.250%	02/01/27		425	396,175

				1,807,850

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25		610	571,875
Williams Scotsman International, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	08/15/23		200	192,000
7.875%	12/15/22		300	293,250

				1,057,125

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.5%
Manulife Financial Corp. (Canada),
Sub. Notes
4.061%(ff)	02/24/32		755	$711,974
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
7.625%	11/15/23		600	681,434
New England Mutual Life Insurance Co.,
Sub. Notes, 144A
7.875%	02/15/24		585	689,886
Old Republic International Corp.,
Sr. Unsec’d. Notes
4.875%	10/01/24		550	571,696
Validus Holdings Ltd.,
Gtd. Notes
8.875%	01/26/40		440	637,155

				3,292,145

Media — 0.5%
21st Century Fox America, Inc.,
Gtd. Notes
4.500%	02/15/21		206	211,499
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.484%	10/23/45		595	611,624
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42		348	344,352
4.700%	10/15/48		184	186,002
5.650%	06/15/35		220	241,182
6.950%	08/15/37		375	461,127
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24	(a)	805	752,675
Walt Disney Co. (The),
Sr. Unsec’d. Notes, GMTN
3.150%	09/17/25		171	166,867
Sr. Unsec’d. Notes, MTN
2.350%	12/01/22		193	187,443
Warner Media LLC,
Gtd. Notes
3.600%	07/15/25		288	272,771

				3,435,542

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.,
Sr. Unsec’d. Notes
4.200%	06/15/35		580	572,245

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Jr. Sub. Notes
5.000%(ff)	01/21/21		802	613,530

Oil & Gas — 0.4%
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28		143	133,563
BP Capital Markets America, Inc.,
Gtd. Notes
4.234%	11/06/28		259	266,450

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		164	$158,816
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24	(a)	295	299,061
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26		580	559,700
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/25		251	248,362
Petroleos Mexicanos (Mexico),
Gtd. Notes, MTN
6.875%	08/04/26		399	387,828
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22		645	577,275
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
5.500%	02/15/26		480	454,800

				3,085,855

Pharmaceuticals — 0.4%
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.875%	06/25/48		705	633,613
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38		284	272,145
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28		606	645,658
CVS Pass-Through Trust Series 2014,
Pass-Through Certificates, 144A
4.163%	08/11/36	(a)	448	423,734
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20		153	150,607
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
3.625%	05/15/25		131	131,836
Johnson & Johnson,
Sr. Unsec’d. Notes
3.550%	03/01/36		264	250,299
3.625%	03/03/37		195	187,571

				2,695,463

Pipelines — 0.4%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.250%	01/15/25		670	682,037
Energy Transfer Operating LP,
Gtd. Notes
4.750%	01/15/26		180	174,899
Jr. Sub. Notes
6.250%(ff)	02/15/49		370	309,644

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24		465	$460,847
5.000%	10/01/21		160	164,531
Sunoco Logistics Partners Operations LP,
Gtd. Notes
3.900%	07/15/26		470	434,052
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
5.100%	03/15/49		394	392,708

				2,618,718

Real Estate — 0.2%
Pershing Road Development Co. LLC,
Sr. Sec’d. Notes, 3 Month LIBOR + 0.400%, 144A
3.138%(c)	09/01/26		1,255	1,175,593

Real Estate Investment Trusts (REITs) — 0.2%
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23		615	553,499
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		600	574,359

				1,127,858

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	(a)	640	588,800
Macy’s Retail Holdings, Inc.,
Gtd. Notes
8.500%	06/01/19		525	534,951
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.500%	03/01/27		142	137,912

				1,261,663

Software — 0.3%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.950%	09/01/20		775	782,757
Microsoft Corp.,
Sr. Unsec’d. Notes
4.450%	11/03/45		533	565,321
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23		518	497,090

				1,845,168

Telecommunications — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		306	288,146
5.250%	03/01/37		625	613,892
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42		700	688,359

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25	670	$628,125
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	863	852,028
T-Mobile USA, Inc.,
Gtd. Notes
4.750%	02/01/28	715	647,075
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.400%	11/01/34	690	665,016
5.150%	09/15/23	58	61,733
5.250%	03/16/37	345	359,375

			4,803,749

Transportation — 0.6%
BNSF Railway Co. 2015-1 Pass-Through Trust,
Pass-Through Certificates, 144A
3.442%	06/16/28	248	242,780
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust,
Pass-Through Certificates
4.830%	01/15/23	415	423,094
5.720%	01/15/24	257	271,797
8.251%	01/15/21	32	32,644
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.550%	09/01/44	296	308,626
Crowley Conro LLC,
Gov’t. Gtd. Notes
4.181%	08/15/43	550	571,873
CSX Transportation, Inc.,
Sr. Sec’d. Notes
6.251%	01/15/23	270	290,400
FedeEx Corp. 1998 Pass-Through Trust,
Pass-Through Certificates
6.720%	07/15/23	229	239,900
Kansas City Southern,
Gtd. Notes
3.850%	11/15/23	720	726,762
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	09/10/28	281	280,617
Union Pacific Railroad Co. 2000 Pass-Through Trust,
Pass-Through Certificates
8.000%	01/10/21	114	116,031
Union Pacific Railroad Co. 2004 Pass-Through Trust,
Pass-Through Certificates
5.404%	07/02/25	410	425,149
Union Pacific Railroad Co. 2005 Pass-Through Trust,
Pass-Through Certificates
5.082%	01/02/29	274	289,867

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (continued)
Union Pacific Railroad Co. 2006 Pass-Through Trust,
Pass-Through Certificates
5.866%	07/02/30		211	$228,662

				4,448,202

TOTAL CORPORATE BONDS (cost $72,265,009)				69,663,579

SOVEREIGN BONDS — 0.1%
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.240%	02/06/28		230	220,685
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.100%	04/24/28	(a)	218	212,095

TOTAL SOVEREIGN BONDS (cost $447,373)				432,780

MUNICIPAL BONDS — 1.1%
California — 0.4%
San Jose Redevelopment Agency Successor Agency,
Tax Allocation
3.375%	08/01/34		1,240	1,167,175
State of California,
General Obligation Unlimited
7.600%	11/01/40		550	800,916
7.700%	11/01/30		760	822,176
West Contra Costa Unified School District,
General Obligation Unlimited
6.555%	08/01/24		225	260,973

				3,051,240

Illinois — 0.1%
Chicago Transit Authority,
Revenue Bonds
5.470%	12/01/23		550	592,327

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
2.940%	08/01/23		445	442,179

Ohio — 0.1%
Ohio State University (The),
Revenue Bonds
4.910%	06/01/40		725	838,927

Oregon — 0.1%
Port of Morrow,
Revenue Bonds
3.371%	09/01/25		650	656,409

Pennsylvania — 0.1%
Philadelphia Authority for Industrial Development,
Revenue Bonds
3.827%(s)	04/15/22		710	632,908

Texas — 0.2%
City of Fort Worth TX,
Revenue Bonds
4.088%	03/01/37		645	648,825

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas (continued)
Cypress-Fairbanks Independent School District,
General Obligation Unlimited
6.629%	02/15/38	665	$667,973

			1,316,798

Washington — 0.0%
Energy Northwest,
Revenue Bonds
2.814%	07/01/24	35	34,494

TOTAL MUNICIPAL BONDS (cost $7,675,963)			7,565,282

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
Fannie Mae REMICS,
Series 2003-49, Class YC
4.000%	06/25/23	66	65,995
Series 2005-121, Class DX
5.500%	01/25/26	152	157,677
Series 2010-135, Class EA
3.000%	01/25/40	9	8,794
Series 2017-38, Class JA
3.000%	03/25/47	807	799,815
Series 2017-82, Class PA
3.000%	04/25/45	77	76,712
FDIC Guaranteed Notes Trust,
Series 2010-S1, Class 2A, 144A
3.250%	04/25/38	190	188,514
FDIC Trust,
Series 2011-R1, Class A, 144A
2.672%	07/25/26	58	57,776
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%
3.557%(c)	07/25/44	21	21,827
Freddie Mac REMICS,
Series 4413, Class HC
3.000%	03/15/40	961	961,905
Series 4703, Class KA
3.500%	02/15/43	349	354,449
Series 4764, Class EA
3.500%	02/15/44	952	964,364
Government National Mortgage Assoc.,
Series 2010-105, Class PC
2.000%	06/20/39	49	47,796
Series 2013-19, Class BA
2.500%	12/20/42	158	153,741
Series 2014-123, Class PC
2.500%	09/20/43	121	120,097
Sequoia Mortgage Trust,
Series 2014-4, Class A6, 144A
3.500%(cc)	11/25/44	1,089	1,075,301

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,112,124)			5,054,763

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
Federal Farm Credit Banks

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.300%	04/03/24	702	$702,241
3.480%	08/20/24	713	713,009
3.480%	01/13/25	385	385,022
3.530%	05/14/25	1,411	1,411,923
3.550%	09/08/26	1,009	1,009,014
3.600%	02/28/28	533	533,138
3.640%	04/16/26	354	354,006
3.700%	05/29/25	654	655,653
3.700%	10/13/26	678	678,012
3.700%	03/13/28	1,212	1,212,019
3.770%	03/28/28	966	966,486
3.790%	04/12/28	825	825,622
3.870%	04/12/28	389	389,008
3.920%	07/03/28	419	419,131
3.940%	12/10/26	446	447,088
3.940%	05/30/28	937	938,026
Federal Home Loan Banks
3.600%	06/27/25	1,560	1,561,359
3.620%	03/13/28	395	395,048
3.625%	03/19/27	200	200,001
3.625%	04/05/27	430	430,049
3.700%	03/28/28	250	250,058
3.850%	11/14/25	680	680,982
3.875%	05/21/27	445	445,004
3.875%	04/11/30	220	220,083
4.000%	06/21/29	530	530,007
4.300%	12/13/30	600	600,440
4.550%	12/20/35	660	659,997
Federal Home Loan Mortgage Corp.
3.000%	11/01/42	185	182,056
3.000%	11/01/46	662	645,952
3.000%	12/01/46	211	205,545
3.250%	06/14/23	585	585,139
3.320%	06/14/23	948	948,284
3.500%	04/01/32	319	323,089
3.500%	08/01/32	269	273,579
3.500%	04/01/34	211	215,087
3.500%	05/01/34	300	305,460
3.500%	08/01/34	439	446,322
3.500%	07/01/42	50	50,755
3.500%	08/01/46	366	365,721
4.000%	01/01/40	484	497,193
4.000%	06/01/45	871	889,736
4.500%	08/01/25	218	224,965
4.500%	06/01/31	126	132,105
4.500%	07/01/44	585	607,770
4.500%	08/01/46	136	141,048
5.000%	08/01/41	585	622,808
Federal Home Loan Mortgage Corp., MTN
2.750%	04/27/23	1,164	1,162,077
2.750%	09/08/36	288	259,700
Federal National Mortgage Assoc.
3.000%	09/01/26	472	475,215
3.000%	11/01/46	291	284,017
3.500%	04/01/32	81	82,255
3.500%	08/01/34	139	141,597
3.500%	12/01/34	264	268,579
3.500%	03/01/42	282	284,039

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/42	19	$19,470
3.500%	06/01/46	661	662,866
4.000%	10/01/33	383	397,409
4.000%	10/01/34	226	233,967
4.000%	11/01/34	140	145,528
4.000%	04/01/39	519	534,153
4.000%	06/01/39	546	561,397
4.000%	12/01/40	281	289,133
4.000%	01/01/41	18	18,570
4.000%	02/01/45	793	815,153
4.000%	03/01/45	178	183,982
4.000%	07/01/45	596	610,424
4.000%	02/01/46	171	174,843
4.000%	03/01/46	865	886,124
4.000%	07/01/46	662	675,789
4.000%	08/01/47	343	349,987
4.500%	07/01/19	6	5,866
4.500%	12/01/29	130	135,238
4.500%	04/01/31	209	218,706
4.500%	08/01/40	433	453,709
4.500%	01/01/41	296	312,496
5.000%	11/01/33	85	90,142
5.000%	06/01/40	127	135,146
5.000%	05/01/41	478	507,145
5.000%	10/01/41	173	183,156
5.500%	01/01/21	4	4,083
Freddie Mac Gold Pool
4.000%	10/01/46	193	197,669
Government National Mortgage Assoc.
3.500%	01/15/42	238	241,103
3.500%	05/20/46	328	330,186
5.000%	06/20/48	177	184,373
Overseas Private Investment Corp., Gov’t. Gtd. Notes
1.458%(s)	11/15/20	424	463,280
5.142%	12/15/23	364	385,152

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $38,921,264)			38,638,764

U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bonds
2.250%	08/15/46	332	283,743
2.500%	05/15/46	633	570,862
2.750%	11/15/47	1,252	1,184,656
3.000%	08/15/48	349	347,350
3.125%	05/15/48	350	356,645
3.125%	08/15/44	7,015	7,161,054
3.750%	11/15/43	725	818,825
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	720	700,288
0.750%	07/15/28	1,459	1,427,760
0.750%	02/15/42	739	670,087
U.S. Treasury Notes
1.250%	01/31/20	2,490	2,454,012
2.000%	06/30/24	365	354,935
2.250%	10/31/24	837	823,039
2.500%	01/31/25	1,249	1,244,121
2.625%	08/15/20	2,765	2,768,888

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.750%	08/31/25	66	$66,645
2.875%	11/30/23	58	59,010

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,400,387)			21,291,920

TOTAL LONG-TERM INVESTMENTS (cost $610,515,354)			609,341,364

		Shares

SHORT-TERM INVESTMENTS — 15.7%
AFFILIATED MUTUAL FUNDS — 15.3%
PGIM Core Ultra Short Bond Fund(w)		77,730,043	77,730,043
PGIM Institutional Money Market Fund (cost $28,752,533; includes $28,697,014 of cash collateral for securities on loan)(b)(w)		28,752,750	28,749,875

TOTAL AFFILIATED MUTUAL FUNDS (cost $106,482,576)			106,479,918

		Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.4%
U.S. Treasury Bills
2.462%	05/30/19	2,900	2,871,074

(cost $2,897,568)
TOTAL SHORT-TERM INVESTMENTS (cost $109,380,144)			109,350,992

TOTAL INVESTMENTS — 103.1% (cost $719,895,498)			718,692,356
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.1)%			(21,533,370)

NET ASSETS — 100.0%			$697,158,986

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $246,074 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,265,910; cash collateral of $28,697,014 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by

SEE NOTES TO FINANCIAL STATEMENTS.

A384

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchase date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
59	5 Year U.S. Treasury Notes	Mar. 2019	$6,766,563	$15,344
56	10 Year U.S. Treasury Notes	Mar. 2019	6,832,875	20,859
28	20 Year U.S. Treasury Bonds	Mar. 2019	4,088,000	11,312
159	Mini MSCI EAFE Index	Mar. 2019	13,642,200	109,184
52	Russell 2000 E-Mini Index	Mar. 2019	3,507,400	59,223
239	S&P 500 E-Mini Index	Mar. 2019	29,937,139	397,525
6	S&P Mid Cap 400 E-Mini Index	Mar. 2019	997,320	7,395

				$620,842

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$2,871,074

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A385

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$329,878,624	$104,379,959	$—
Asset-Backed Securities
Automobiles	—	4,249,034	—
Credit Cards	—	2,263,153	—
Equipment	—	1,519,107	—
Other	—	6,018,947	—
Small Business Loan	—	4,267,335	—
Commercial Mortgage-Backed Securities	—	14,118,117	—
Corporate Bonds	—	69,417,505	246,074
Sovereign Bonds	—	432,780	—
Municipal Bonds	—	7,565,282	—
Residential Mortgage-Backed Securities	—	5,054,763	—
U.S. Government Agency Obligations	—	38,638,764	—
U.S. Treasury Obligations	—	24,162,994	—
Affiliated Mutual Funds	106,479,918	—	—
Other Financial Instruments*
Futures Contracts	620,842	—	—

Total	$436,979,384	$282,087,740	$246,074

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (4.1% represents investments purchased with collateral from securities on loan)	15.3%
Banks	8.0
U.S. Government Agency Obligations	5.5
Pharmaceuticals	4.6
Software	3.8
U.S. Treasury Obligations	3.5
Oil, Gas & Consumable Fuels	3.3
Insurance	3.1
Health Care Providers & Services	3.1
Semiconductors & Semiconductor Equipment	3.0
Chemicals	2.1
Commercial Mortgage-Backed Securities	2.0
Technology Hardware, Storage & Peripherals	2.0
Aerospace & Defense	1.6
Diversified Telecommunication Services	1.6
Interactive Media & Services	1.6
Specialty Retail	1.6
Diversified Financial Services	1.5
IT Services	1.4
Capital Markets	1.4
Hotels, Restaurants & Leisure	1.3
Biotechnology	1.3
Machinery	1.3
Electric Utilities	1.2
Food Products	1.1
Consumer Finance	1.1
Municipal Bonds	1.1
Media	1.0
Internet & Direct Marketing Retail	0.9
Electrical Equipment	0.9

Other	0.9%
Health Care Equipment & Supplies	0.8
Industrial Conglomerates	0.7
Residential Mortgage-Backed Securities	0.7
Airlines	0.7
Automobiles	0.7
Electronic Equipment, Instruments & Components	0.7
Telecommunications	0.7
Tobacco	0.7
Household Durables	0.7
Transportation	0.6
Construction Materials	0.6
Beverages	0.6
Small Business Loan	0.6
Wireless Telecommunication Services	0.6
Food & Staples Retailing	0.6
Textiles, Apparel & Luxury Goods	0.6
Communications Equipment	0.6
Multi-Utilities	0.5
Metals & Mining	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Real Estate Management & Development	0.5
Electric	0.5
Multiline Retail	0.5
Oil & Gas	0.4
Entertainment	0.4
Trading Companies & Distributors	0.4
Auto Components	0.4
Pipelines	0.4
Commercial Services & Supplies	0.3
Credit Cards	0.3
Building Materials	0.3
Household Products	0.3
Foods	0.3
Life Sciences Tools & Services	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A386

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (con’t)
Energy Equipment & Services	0.2%
Equipment	0.2
Auto Manufacturers	0.2
Retail	0.2
Professional Services	0.2
Real Estate	0.2
Personal Products	0.2
Real Estate Investment Trusts (REITs)	0.2
Computers	0.1
Home Builders	0.1
Containers & Packaging	0.1
Marine	0.1
Leisure Products	0.1
Commercial Services	0.1
Road & Rail	0.1
Cosmetics/Personal Care	0.1

Miscellaneous Manufacturing	0.1%
Distributors	0.1
Food Service	0.1
Metal Fabricate/Hardware	0.1
Construction & Engineering	0.1
Sovereign Bonds	0.1
Agriculture	0.0 *
Water Utilities	0.0 *

103.1
Liabilities in excess of other assets	(3.1)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$573,327	*	—	$—
Interest rate contracts	Due from/to broker — variation margin futures	47,515	*	—	—

Total		$620,842			$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$21,079	$(5,074,180)
Interest rate contracts	—	(543,267)

Total	$21,079	$(5,617,447)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(137,832)
Interest rate contracts	130,468

Total	$(7,364)

SEE NOTES TO FINANCIAL STATEMENTS.

A387

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$76,061,001

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$28,265,910	$(28,265,910)	$—

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A388

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $28,265,910:
Unaffiliated investments (cost $613,412,922)	$612,212,438
Affiliated investments (cost $106,482,576)	106,479,918
Receivable for investments sold	4,733,491
Receivable for Portfolio shares sold	3,970,974
Dividends and interest receivable	1,794,501
Tax reclaim receivable	548,876
Due from broker-variation margin futures	283,082
Receivable from affiliate	21,857
Prepaid expenses	6,436

Total Assets	730,051,573

LIABILITIES:
Payable to broker for collateral for securities on loan	28,697,014
Payable to custodian	2,954,498
Payable for investments purchased	603,468
Management fees payable	210,441
Accrued expenses and other liabilities	209,389
Payable to affiliate	189,052
Distribution fee payable	28,028
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	328

Total Liabilities	32,892,587

NET ASSETS	$697,158,986

Net assets were comprised of:
Partners Equity	$697,158,986

Net asset value and redemption price per share, $697,158,986 / 49,123,290 outstanding shares of beneficial interest	$14.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $451,347, of which $53,407 is reimbursable by an affiliate)	$10,942,771
Interest income	7,647,035
Affiliated dividend income	1,908,548
Income from securities lending, net (including affiliated income of $107,287)	142,894

20,641,248

EXPENSES
Management fees	5,730,081
Distribution fee	2,136,046
Custodian and accounting fees	343,699
Audit fee	47,109
Trustees’ fees	18,371
Legal fees and expenses	12,756
Shareholders’ reports	9,888
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	39,569

Total expenses	8,344,506
Less: Fee waivers and/or expense reimbursement	(111,074)

Net expenses	8,233,432

NET INVESTMENT INCOME (LOSS)	12,407,816

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,361))	33,145,391
Futures transactions	(5,617,447)
Foreign currency transactions	(46,645)

27,481,299

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(593))	(110,341,628)
Futures	(7,364)
Foreign currencies	(9,565)

(110,358,557)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(82,877,258)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(70,469,442)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$12,407,816	$9,633,512
Net realized gain (loss) on investment and foreign currency transactions	27,481,299	29,283,199
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(110,358,557)	84,882,365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(70,469,442)	123,799,076

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [3,337,247 and 3,282,369 shares, respectively]	50,672,528	46,555,488
Portfolio share repurchased [10,537,647 and 3,314,435 shares, respectively]	(154,346,248)	(47,353,980)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(103,673,720)	(798,492)

CAPITAL CONTRIBUTIONS	73,908	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(174,069,254)	123,000,584
NET ASSETS:
Beginning of year	871,228,240	748,227,656

End of year	$697,158,986	$871,228,240

SEE NOTES TO FINANCIAL STATEMENTS.

A389

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 91.3%
COMMON STOCKS — 76.9%	Shares	Value
Aerospace & Defense — 2.1%
Aerovironment, Inc.*	5,600	$380,519
Airbus SE (France)	13,550	1,306,513
Astrotech Corp.*(a)	7,086	33,800
Axon Enterprise, Inc.*	10,200	446,250
Boeing Co. (The)	43,897	14,156,783
Bombardier, Inc. (Canada) (Class B Stock)*	249,203	370,555
CAE, Inc. (Canada)	17,100	314,268
Cobham PLC (United Kingdom)*	205,346	256,050
Dassault Aviation SA (France)	1,627	2,263,693
Harris Corp.	4,233	569,973
Hexcel Corp.	7,010	401,953
L3 Technologies, Inc.	126	21,881
Leonardo SpA (Italy)	66,252	585,060
Meggitt PLC (United Kingdom)	191,629	1,152,579
Northrop Grumman Corp.	29,807	7,299,734
Rolls-Royce Holdings PLC (United Kingdom)*	9,027,822	11,507
Rolls-Royce Holdings PLC (United Kingdom), (BCXE)*	169,699	1,798,749
Spirit AeroSystems Holdings, Inc. (Class A Stock)	900	64,881
Thales SA (France)	24,299	2,843,428
United Technologies Corp.	3,222	343,079

		34,621,255

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.(a)	6,197	521,106
Sinotrans Ltd. (China) (Class H Stock)	698,000	302,388
United Parcel Service, Inc. (Class B Stock)	6,057	590,739
XPO Logistics, Inc.*	6,100	347,944

		1,762,177

Airlines — 0.3%
Air Arabia PJSC (United Arab Emirates)	777,533	215,856
Alaska Air Group, Inc.(a)	13,199	803,159
American Airlines Group, Inc.	7,304	234,531
Azul SA (Brazil), ADR*	15,561	430,884
Delta Air Lines, Inc.	24,133	1,204,237
Flybe Group PLC (United Kingdom)*	157,829	34,243
JetBlue Airways Corp.*	22,900	367,774
Ryanair Holdings PLC (Ireland), ADR*	11,210	799,721
Spirit Airlines, Inc.*	6,430	372,426
United Continental Holdings, Inc.*	8,756	733,140

		5,195,971

Auto Components — 0.9%
Aptiv PLC	11,544	710,764
Autoliv, Inc. (Sweden)(a)	5,330	374,326
Bridgestone Corp. (Japan)(a)	50,500	1,944,109
CIE Automotive SA (Spain)	10,529	259,224
Gentex Corp.	23,062	466,083
Hyundai Mobis Co. Ltd. (South Korea)	1,495	253,935
Koito Manufacturing Co. Ltd. (Japan)	18,800	963,777
Lear Corp.	3,030	372,266
Magna International, Inc. (Canada)	101,419	4,609,494
Mando Corp. (South Korea)*	8,518	220,563
Musashi Seimitsu Industry Co. Ltd. (Japan)	31,500	440,933
NGK Spark Plug Co. Ltd. (Japan)	13,000	257,321

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Nifco, Inc. (Japan)	11,900	$280,894
Nippon Seiki Co. Ltd. (Japan)	23,600	404,163
Press Kogyo Co. Ltd. (Japan)	28,100	138,108
Stanley Electric Co. Ltd. (Japan)	80,100	2,243,308
Sumitomo Rubber Industries Ltd. (Japan)(a)	17,500	206,236
Varroc Engineering Ltd. (India), 144A*	17,960	186,073
Veoneer, Inc. (Sweden)*(a)	7,030	165,697
Workhorse Group, Inc.*(a)	79,300	41,870

		14,539,144

Automobiles — 0.6%
Bayerische Motoren Werke AG (Germany)	16,955	1,379,204
Ferrari NV (Italy)	1,561	155,226
Mitsubishi Motors Corp. (Japan)	206,200	1,120,882
Suzuki Motor Corp. (Japan)	12,400	626,555
Tesla, Inc.*(a)	10,275	3,419,520
Toyota Motor Corp. (Japan)	44,600	2,589,097

		9,290,484

Banks — 4.7%
ABN AMRO Group NV (Netherlands), CVA, 144A	80,270	1,890,569
Absa Group Ltd. (South Africa)	49,700	558,231
Access National Corp.(a)	17,900	381,807
Axis Bank Ltd. (India)*	182,583	1,622,398
Banco Bradesco SA (Brazil), ADR	147,000	1,453,830
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico), ADR	37,196	229,127
Bank Central Asia Tbk PT (Indonesia)	1,248,700	2,258,962
Bank Negara Indonesia Persero Tbk PT (Indonesia)	427,100	261,486
Bank of America Corp.	20,903	515,050
Bank of the Ryukyus Ltd. (Japan)	12,500	129,128
BankUnited, Inc.	16,500	494,010
BAWAG Group AG (Austria), 144A	17,508	720,712
BNP Paribas SA (France)	81,982	3,714,520
Boston Private Financial Holdings, Inc.	33,525	354,359
CaixaBank SA (Spain)	294,855	1,072,086
CIT Group, Inc.	12,161	465,401
Citigroup, Inc.	514	26,759
Commerzbank AG (Germany)*	134,064	895,045
County Bancorp, Inc.	6,400	111,168
Credicorp Ltd. (Peru)	4,867	1,078,868
Danske Bank A/S (Denmark)	24,058	477,758
Eagle Bancorp, Inc.*	9,330	454,464
East West Bancorp, Inc.	1,553	67,602
Erste Group Bank AG (Austria)*	107,854	3,598,177
Fifth Third Bancorp	53,284	1,253,773
FinecoBank Banca Fineco SpA (Italy)	52,240	528,074
First Abu Dhabi Bank PJSC (United Arab Emirates)	267,274	1,027,128
First Business Financial Services, Inc.	12,100	236,071
First Internet Bancorp	14,530	296,993
First Republic Bank	23,209	2,016,862
Fukuoka Financial Group, Inc. (Japan)	12,900	261,554
Home BancShares, Inc.	27,980	457,193
Investors Bancorp, Inc.	39,971	415,698
JPMorgan Chase & Co.	118,788	11,596,085

SEE NOTES TO FINANCIAL STATEMENTS.

A390

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
KBC Group NV (Belgium)	32,055	$2,088,925
Lloyds Banking Group PLC (United Kingdom)	2,568,075	1,695,674
Mitsubishi UFJ Financial Group, Inc. (Japan)	521,900	2,557,008
National Bank of Canada (Canada)(a)	29,950	1,229,635
Nordea Bank Abp (Finland)(a)	249,411	2,101,271
Park National Corp.	5,440	462,128
Pinnacle Financial Partners, Inc.(a)	10,500	484,050
PNC Financial Services Group, Inc. (The)	37,432	4,376,175
Preferred Bank	2,044	88,607
Renasant Corp.	13,930	420,407
Sberbank of Russia PJSC (Russia), ADR	36,663	401,826
Seacoast Banking Corp. of Florida*	18,300	476,166
Signature Bank	5,119	526,284
Sterling Bancorp	28,400	468,884
TCF Financial Corp.	25,915	505,083
U.S. Bancorp	64,311	2,939,013
United Overseas Bank Ltd. (Singapore)	96,300	1,734,861
Van Lanschot Kempen NV (Netherlands), CVA	13,463	306,921
Wells Fargo & Co.	247,296	11,395,400
WesBanco, Inc.	12,433	456,167
Yes Bank Ltd. (India)	322,256	840,777

		76,476,210

Beverages — 0.6%
Britvic PLC (United Kingdom)	78,535	801,454
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	26,000	775,058
Coca-Cola Bottling Co. Consolidated	810	143,678
Coca-Cola Co. (The)	18,506	876,259
Constellation Brands, Inc. (Class A Stock)	365	58,699
Diageo PLC (United Kingdom)	24,956	889,687
Keurig Dr. Pepper, Inc.	17,130	439,213
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	13,799	1,186,980
National Beverage Corp.(a)	4,310	309,329
PepsiCo, Inc.	32,120	3,548,618
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	236,000	945,219

		9,974,194

Biotechnology — 1.1%
3SBio, Inc. (China), 144A	247,500	317,823
Abcam PLC (United Kingdom)	65,935	916,560
ACADIA Pharmaceuticals, Inc.*	11,800	190,805
Acceleron Pharma, Inc.*(a)	9,320	405,885
Aimmune Therapeutics, Inc.*(a)	15,800	377,935
Alexion Pharmaceuticals, Inc.*	9,385	913,724
Alkermes PLC*	11,160	329,332
Alnylam Pharmaceuticals, Inc.*	4,200	306,221
Biogen, Inc.*	1,919	577,465
BioMarin Pharmaceutical, Inc.*	7,855	668,853
Bluebird Bio, Inc.*(a)	3,900	386,880
Calithera Biosciences, Inc.*	24,900	99,849
Celgene Corp.*	6,517	417,675
Celldex Therapeutics, Inc.*	55,502	10,984
Clovis Oncology, Inc.*(a)	11,400	204,744

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Exact Sciences Corp.*(a)	16,325	$1,030,108
Exelixis, Inc.*	10,800	212,436
FibroGen, Inc.*	8,700	402,636
Genus PLC (United Kingdom)	11,232	308,289
Grifols SA (Spain)	27,030	709,999
Grifols SA (Spain), ADR	46,227	848,728
Immunomedics, Inc.*	700	9,989
Innovent Biologics, Inc. (China), 144A*	123,340	381,333
Ionis Pharmaceuticals, Inc.*(a)	8,979	485,405
Neurocrine Biosciences, Inc.*	4,600	328,486
Portola Pharmaceuticals, Inc.*(a)	9,700	189,344
Sage Therapeutics, Inc.*	2,870	274,917
Sarepta Therapeutics, Inc.*(a)	3,000	327,390
Seattle Genetics, Inc.*(a)	7,533	426,820
Shire PLC	38,848	2,266,517
TESARO, Inc.*(a)	5,920	439,560
United Therapeutics Corp.*	4,195	456,836
Vertex Pharmaceuticals, Inc.*	15,076	2,498,244

		17,721,772

Building Products — 0.3%
Allegion PLC	7,054	562,274
American Woodmark Corp.*	2,540	141,427
Apogee Enterprises, Inc.	6,190	184,772
DIRTT Environmental Solutions (Canada)*	90,696	405,913
dormakaba Holding AG (Switzerland)*	1,295	782,758
Fortune Brands Home & Security, Inc.	23,326	886,155
NCI Building Systems, Inc.*	27,712	200,912
Nitto Boseki Co. Ltd. (Japan)	9,100	148,281
Sanwa Holdings Corp. (Japan)	44,000	499,657
Tarkett SA (France)	9,108	183,007
Trex Co., Inc.*	5,800	344,288
Tyman PLC (United Kingdom)	74,430	223,149

		4,562,593

Capital Markets — 2.5%
Ameriprise Financial, Inc.	21,551	2,249,278
Ashford, Inc.*	3,147	163,329
Avanza Bank Holding AB (Sweden)	7,897	377,800
Banca Generali SpA (Italy)	11,041	230,391
Bank of New York Mellon Corp. (The)	35,687	1,679,787
Blucora, Inc.*	12,000	319,680
Cboe Global Markets, Inc.	11,294	1,104,892
Charles Schwab Corp. (The)	131,041	5,442,133
Draper Esprit PLC (United Kingdom)*	30,259	208,340
Goldman Sachs Group, Inc. (The)	45	7,517
Greenhill & Co., Inc.	48	1,171
Intercontinental Exchange, Inc.	49,683	3,742,620
Intermediate Capital Group PLC (United Kingdom)	56,904	680,025
Investec PLC (South Africa)	207,849	1,172,664
IP Group PLC (United Kingdom)*	117,532	163,327
Julius Baer Group Ltd. (Switzerland)*	39,563	1,414,964
KKR & Co., Inc. (Class A Stock)	22,600	443,638
London Stock Exchange Group PLC (United Kingdom)	26,530	1,375,940
MarketAxess Holdings, Inc.	2,785	588,498
Morgan Stanley	90,365	3,582,972
Nasdaq, Inc.	6,977	569,114

SEE NOTES TO FINANCIAL STATEMENTS.

A391

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Northern Trust Corp.	238	$19,894
Pendal Group Ltd. (Australia)	40,196	224,819
Rathbone Brothers PLC (United Kingdom)	7,519	225,202
Raymond James Financial, Inc.	9,004	669,988
S&P Global, Inc.	8,991	1,527,931
SEI Investments Co.	10,603	489,859
State Street Corp.	26,935	1,698,790
TD Ameritrade Holding Corp.	103,836	5,083,811
UBS Group AG (Switzerland)*	342,800	4,277,998
Vostok New Ventures Ltd. (Sweden), SDR*	45,500	310,915

		40,047,287

Chemicals — 1.6%
Air Liquide SA (France)	15,349	1,910,274
Air Products & Chemicals, Inc.	19,373	3,100,649
Akzo Nobel NV (Netherlands)	16,215	1,308,729
Axalta Coating Systems Ltd.*	18,700	437,953
Balchem Corp.	5,480	429,358
BASF SE (Germany)	17,888	1,255,540
Denka Co. Ltd. (Japan)	6,500	183,144
DIC Corp. (Japan)(a)	49,800	1,522,946
DowDuPont, Inc.	46,926	2,509,602
Ecolab, Inc.	2,009	296,026
Fufeng Group Ltd. (China)*	453,000	189,788
GCP Applied Technologies, Inc.*	15,307	375,787
Incitec Pivot Ltd. (Australia)	367,742	847,124
Kansai Paint Co. Ltd. (Japan)	33,300	638,985
Koninklijke DSM NV (Netherlands)	14,692	1,206,699
Linde PLC (United Kingdom), (BCXE)	7,878	1,257,536
Linde PLC (United Kingdom), (NYSE)	4,255	663,950
Nippon Shokubai Co. Ltd. (Japan)	19,400	1,235,685
Nippon Soda Co. Ltd. (Japan)	10,500	255,959
NOF Corp. (Japan)	11,100	378,202
PPG Industries, Inc.	3,779	386,327
RPM International, Inc.	32,377	1,903,120
Sakata INX Corp. (Japan)	31,300	344,690
Sherwin-Williams Co. (The)	2,501	984,043
Sumitomo Seika Chemicals Co. Ltd. (Japan)	6,400	245,260
Tronox Ltd. (Class A Stock)	18,000	140,039
Valvoline, Inc.	17,487	338,373
Victrex PLC (United Kingdom)	26,989	788,620
WR Grace & Co.	5,477	355,512
Yara International ASA (Norway)	22,556	873,770

		26,363,690

Commercial Services & Supplies — 0.5%
ARC Document Solutions, Inc.*	44,402	91,024
Cintas Corp.	1,014	170,342
Clean Harbors, Inc.*	6,480	319,788
Country Garden Services Holdings Co. Ltd. (China)*	844,000	1,332,136
Covanta Holding Corp.	23,200	311,344
Downer EDI Ltd. (Australia)	194,668	922,920
Edenred (France)	10,901	401,774
Healthcare Services Group, Inc.(a)	8,511	341,972
KAR Auction Services, Inc.	9,511	453,865
Republic Services, Inc.	12,743	918,643
SPIE SA (France)	17,774	236,305

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Waste Connections, Inc.	41,720	$3,097,710

		8,597,823

Communications Equipment — 0.6%
Cisco Systems, Inc.	168,061	7,282,083
CommScope Holding Co., Inc.*	14,100	231,099
Lumentum Holdings, Inc.*(a)	8,977	377,124
Motorola Solutions, Inc.	802	92,262
Palo Alto Networks, Inc.*	3,537	666,194
Viavi Solutions, Inc.*	39,587	397,849

		9,046,611

Construction & Engineering — 0.1%
Arcosa, Inc.*	8,600	238,134
JGC Corp. (Japan)	62,700	880,441
Koninklijke Volkerwessels NV (Netherlands)	11,163	177,256
MasTec, Inc.*(a)	8,400	340,704
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	496,000	407,770

		2,044,305

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	14,202	872,860

Consumer Finance — 0.1%
Ally Financial, Inc.	21,000	475,859
American Express Co.	7,582	722,716
SLM Corp.*	83,531	694,143

		1,892,718

Containers & Packaging — 0.6%
Amcor Ltd. (Australia)	398,939	3,715,525
Ball Corp.	86,124	3,959,982
Graphic Packaging Holding Co.(a)	42,100	447,944
Huhtamaki OYJ (Finland)	7,930	246,941
International Paper Co.	28,057	1,132,381
Silgan Holdings, Inc.	17,160	405,319

		9,908,092

Distributors — 0.0%
Core-Mark Holding Co., Inc.	4,000	93,000
Paltac Corp. (Japan)	8,900	419,729

		512,729

Diversified Consumer Services — 0.2%
Benesse Holdings, Inc. (Japan)	40,600	1,031,347
Bright Horizons Family Solutions, Inc.*	4,940	550,563
frontdoor, Inc.*	8,050	214,211
Graham Holdings Co. (Class B Stock)	870	557,305
Hope Education Group Co. Ltd. (China), 144A*	1,832,000	198,227
Service Corp. International	14,530	584,978
ServiceMaster Global Holdings, Inc.*	8,400	308,616

		3,445,247

Diversified Financial Services — 0.2%
AXA Equitable Holdings, Inc.	32,139	534,472
Banca Mediolanum SpA (Italy)(a)	251,008	1,468,151
FirstRand Ltd. (South Africa)	200,771	913,438
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	100,200	480,687

SEE NOTES TO FINANCIAL STATEMENTS.

A392

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (continued)
Voya Financial, Inc.	10,350	$415,449

		3,812,197

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	180,102	5,140,111
ATN International, Inc.	2,970	212,444
BT Group PLC (United Kingdom)	411,313	1,252,327
KT Corp. (South Korea)*	6,165	164,519
KT Corp. (South Korea), ADR*	81,544	1,159,556
Nippon Telegraph & Telephone Corp. (Japan)	108,000	4,400,095
Orange SA (France)	108,964	1,771,798
Telefonica Deutschland Holding AG (Germany)	689,295	2,707,275
Verizon Communications, Inc.	90,616	5,094,432
Zayo Group Holdings, Inc.*	11,000	251,240

		22,153,797

Electric Utilities — 1.6%
Duke Energy Corp.	50,727	4,377,740
EDP - Energias do Brasil SA (Brazil)	338,998	1,290,130
Entergy Corp.	30,608	2,634,431
Evergy, Inc.	32,663	1,854,279
Hawaiian Electric Industries, Inc.	15,100	552,962
Iberdrola SA (Spain)	292,921	2,362,514
NextEra Energy, Inc.	47,071	8,181,881
OGE Energy Corp.	15,868	621,867
PG&E Corp.*	35,352	839,610
Southern Co. (The)	77,001	3,381,884
Spark Energy, Inc. (Class A Stock)(a)	15,000	111,450
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	54,330	330,823

		26,539,571

Electrical Equipment — 0.6%
Fujikura Ltd. (Japan)	33,900	134,105
Generac Holdings, Inc.*	8,775	436,118
Hubbell, Inc.	12,039	1,195,954
Idec Corp. (Japan)	10,700	182,146
Kendrion NV (Netherlands)	6,117	146,709
Mabuchi Motor Co. Ltd. (Japan)	8,800	269,405
Mitsubishi Electric Corp. (Japan)	291,700	3,215,429
Plug Power, Inc.*(a)	158,800	196,912
Prysmian SpA (Italy)	55,541	1,079,211
Schneider Electric SE (France)	23,922	1,643,628
Sensata Technologies Holding PLC*	12,030	539,425
SGL Carbon SE (Germany)*(a)	24,221	170,273
Teco Electric & Machinery Co. Ltd. (Taiwan)	196,000	111,212
TPI Composites, Inc.*	14,900	366,242
Varta AG (Germany)*	9,081	259,673

		9,946,442

Electronic Equipment, Instruments & Components — 1.1%
Avnet, Inc.	10,760	388,436
Carel Industries SpA (Italy), 144A*	35,861	371,867
CDW Corp.	4,465	361,888
Cognex Corp.	14,176	548,186
Coherent, Inc.*	2,020	213,534
Corning, Inc.	103,516	3,127,218
Hexagon AB (Sweden) (Class B Stock)	24,395	1,128,504

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Horiba Ltd. (Japan)	4,000	$162,424
Ibiden Co. Ltd. (Japan)	26,300	369,857
Iteris, Inc.*	48,800	182,024
Itron, Inc.*	6,400	302,656
KEMET Corp.	20,800	364,832
Keysight Technologies, Inc.*	37,219	2,310,556
Largan Precision Co. Ltd. (Taiwan)	10,000	1,047,634
LightPath Technologies, Inc. (Class A Stock)*(a)	86,000	128,140
Murata Manufacturing Co. Ltd. (Japan)	10,700	1,452,510
Nippon Ceramic Co. Ltd. (Japan)	9,400	200,752
Oxford Instruments PLC (United Kingdom)	26,192	304,250
Renishaw PLC (United Kingdom)	5,386	291,808
Sensirion Holding AG (Switzerland), 144A*(a)	5,190	224,932
Sinbon Electronics Co. Ltd. (Taiwan)	96,529	260,297
Taiwan Union Technology Corp. (Taiwan)	183,000	535,091
TE Connectivity Ltd.	31,797	2,404,807
Tech Data Corp.*	4,530	370,599
Zebra Technologies Corp. (Class A Stock)*	2,639	420,208

		17,473,010

Energy Equipment & Services — 0.2%
Computer Modelling Group Ltd. (Canada)	8,592	38,328
Dril-Quip, Inc.*	9,120	273,874
KLX Energy Services Holdings, Inc.*	9,021	211,542
McDermott International, Inc.*(a)	41,940	274,288
Modec, Inc. (Japan)	12,300	254,199
Natural Gas Services Group, Inc.*	18,400	302,496
Oceaneering International, Inc.*	17,589	212,827
Saipem SpA (Italy)*	101,605	381,928
Schlumberger Ltd.	15,364	554,333
Superior Energy Services, Inc.*	48,404	162,153
Tecnicas Reunidas SA (Spain)(a)	15,815	386,990
Transocean Ltd.*(a)	39,200	272,047
Weatherford International PLC*	815	456
WorleyParsons Ltd. (Australia)	71,220	570,802

		3,896,263

Entertainment — 0.9%
Activision Blizzard, Inc.	5,609	261,211
Cineworld Group PLC (United Kingdom)(a)	208,675	701,408
DeNA Co. Ltd. (Japan)	35,000	582,367
Electronic Arts, Inc.*	6,154	485,612
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	6,001	178,350
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	12,163	373,404
Live Nation Entertainment, Inc.*(a)	22,960	1,130,780
Netflix, Inc.*	10,650	2,850,579
Pandora Media, Inc.*	32,358	261,776
Sea Ltd. (Thailand), ADR*(a)	39,300	444,876
Twenty-First Century Fox, Inc. (Class A Stock)	29,251	1,407,558
Twenty-First Century Fox, Inc. (Class B Stock)	46,425	2,218,187
Ubisoft Entertainment SA (France)*	8,457	684,275
Walt Disney Co. (The)	21,561	2,364,164

SEE NOTES TO FINANCIAL STATEMENTS.

A393

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Entertainment (continued)
World Wrestling Entertainment, Inc. (Class A Stock)	6,100	$455,792
Zynga, Inc. (Class A Stock)*	124,816	490,527

		14,890,866

Equity Real Estate Investment Trusts (REITs) — 4.5%
Acadia Realty Trust(a)	36,326	863,106
Alexander & Baldwin, Inc.*	34,332	631,022
Alexandria Real Estate Equities, Inc.	15,198	1,751,418
American Campus Communities, Inc.	24,338	1,007,350
American Homes 4 Rent (Class A Stock)	27,275	541,409
American Tower Corp.	14,679	2,322,071
Ashford Hospitality Trust, Inc.	440	1,760
AvalonBay Communities, Inc.	19,042	3,314,260
Boston Properties, Inc.	11,312	1,273,166
Braemar Hotels & Resorts, Inc.	31,318	279,670
Camden Property Trust	30,459	2,681,915
Colony Capital, Inc.	48,388	226,456
Concentradora Fibra Danhos SA de CV (Mexico)	135,800	160,043
Crown Castle International Corp.	32,429	3,522,762
CubeSmart	20,900	599,621
Douglas Emmett, Inc.	62,413	2,130,156
Duke Realty Corp.	13,677	354,234
EastGroup Properties, Inc.(a)	9,432	865,197
Equity Commonwealth	18,700	561,187
Equity Residential	61,662	4,070,309
Essex Property Trust, Inc.	9,294	2,278,982
Federal Realty Investment Trust	11,035	1,302,571
First Industrial Realty Trust, Inc.	17,500	505,050
Gecina SA (France)	3,304	428,340
GEO Group, Inc. (The)	18,900	372,330
Great Portland Estates PLC (United Kingdom)	76,735	645,271
Healthcare Realty Trust, Inc.(a)	50,793	1,444,553
Healthcare Trust of America, Inc. (Class A Stock)	21,200	536,572
Highwoods Properties, Inc.	14,970	579,189
Hoshino Resorts REIT, Inc. (Japan)	90	426,533
Host Hotels & Resorts, Inc.	62,735	1,045,792
Hudson Pacific Properties, Inc.	34,277	996,090
Independence Realty Trust, Inc.	1,351	12,402
Industrial Logistics Properties Trust	11,405	224,345
Inmobiliaria Colonial Socimi SA (Spain)	76,360	712,554
Innovative Industrial Properties, Inc.(a)	10,700	485,673
Investors Real Estate Trust	7,931	389,159
JBG SMITH Properties	34,448	1,199,135
Kilroy Realty Corp.	13,339	838,756
Kimco Realty Corp.	58,896	862,826
Macerich Co. (The)	39,591	1,713,498
MGM Growth Properties LLC (Class A Stock)(a)	21,235	560,816
Mitsui Fudosan Logistics Park, Inc. (Japan)	62	175,085
Mori Hills REIT Investment Corp. (Japan)	138	173,747
NorthStar Realty Europe Corp.	21,592	313,948
Paramount Group, Inc.	73,914	928,360
Pebblebrook Hotel Trust(a)	16,230	459,471
Power REIT*	392	2,195
Prologis, Inc.	90,001	5,284,859

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
PS Business Parks, Inc.	4,267	$558,977
Public Storage	14,671	2,969,557
Rayonier, Inc.	18,320	507,281
Regency Centers Corp.	25,900	1,519,812
RLJ Lodging Trust	24,068	394,715
RPT Realty(a)	35,007	418,334
Sabra Health Care REIT, Inc.	23,439	386,275
Select Income REIT	22,697	167,050
Simon Property Group, Inc.	21,462	3,605,401
SL Green Realty Corp.	23,614	1,867,395
STAG Industrial, Inc.	19,878	494,565
Sunstone Hotel Investors, Inc.(a)	76,595	996,501
Taubman Centers, Inc.	9,094	413,686
Terreno Realty Corp.	34,047	1,197,433
Urban Edge Properties	78,798	1,309,623
Ventas, Inc.	12,081	707,826
VEREIT, Inc.	13,579	97,090
Vornado Realty Trust	21,745	1,348,842
Weingarten Realty Investors	10,692	265,269
Weyerhaeuser Co.	61,350	1,341,111
Xenia Hotels & Resorts, Inc.	22,100	380,120

		73,002,077

Food & Staples Retailing — 0.6%
Casey’s General Stores, Inc.	3,570	457,460
Costco Wholesale Corp.	3,142	640,057
CP ALL PCL (Thailand)	498,900	1,055,655
Jeronimo Martins SGPS SA (Portugal)	119,512	1,417,227
Kroger Co. (The)	32,949	906,098
Kusuri no Aoki Holdings Co. Ltd. (Japan)	5,900	372,382
Majestic Wine PLC (United Kingdom)	49,955	157,560
PriceSmart, Inc.	3,370	199,167
Rite Aid Corp.*(a)	128,533	91,040
Seven & i Holdings Co. Ltd. (Japan)	70,500	3,063,684
Sprouts Farmers Market, Inc.*	10,212	240,084
United Natural Foods, Inc.*(a)	4,080	43,207
Walmart, Inc.	14,181	1,320,960
Zur Rose Group AG (Switzerland)*	3,489	319,847

		10,284,428

Food Products — 1.3%
Bakkavor Group PLC (United Kingdom), 144A	159,154	287,424
Bunge Ltd.	4,945	264,261
Cal-Maine Foods, Inc.(a)	7,520	318,096
China Mengniu Dairy Co. Ltd. (China)*	312,000	966,078
Conagra Brands, Inc.	56,015	1,196,480
Edita Food Industries SAE (Egypt), GDR	16,113	66,063
Edita Food Industries SAE (Egypt), GDR, 144A	3,964	16,252
Ezaki Glico Co. Ltd. (Japan)	27,800	1,409,215
Farmer Brothers Co.*	10,020	233,767
Hain Celestial Group, Inc. (The)*	6,220	98,649
Ingredion, Inc.	2,830	258,662
Kraft Heinz Co. (The)	10,633	457,644
Mayora Indah Tbk PT (Indonesia)	865,800	157,936
McCormick & Co., Inc.(a)	5,456	759,693
Mondelez International, Inc. (Class A Stock)	47,506	1,901,665
Nestle SA (Switzerland)	50,375	4,096,810

SEE NOTES TO FINANCIAL STATEMENTS.

A394

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Post Holdings, Inc.*(a)	3,000	$267,390
Sakata Seed Corp. (Japan)	6,700	204,855
Tyson Foods, Inc. (Class A Stock)	136,523	7,290,328

		20,251,268

Gas Utilities — 0.3%
Atmos Energy Corp.	29,380	2,724,114
National Fuel Gas Co.(a)	9,637	493,222
Naturgy Energy Group SA (Spain)	52,442	1,338,711

		4,556,047

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	6,663	481,935
Ambu A/S (Denmark) (Class B Stock)	38,168	918,785
Becton, Dickinson & Co.	53,273	12,003,472
BioLife Solutions, Inc.*	14,900	179,247
BioMerieux (France)	1,148	75,625
Boston Scientific Corp.*	41,970	1,483,220
Cochlear Ltd. (Australia)	3,960	484,103
ConvaTec Group PLC (United Kingdom), 144A	406,947	721,928
Cooper Cos., Inc. (The)	7,130	1,814,585
Danaher Corp.	85,828	8,850,583
DexCom, Inc.*	4,540	543,892
Eiken Chemical Co. Ltd. (Japan)	7,400	161,650
Elekta AB (Sweden) (Class B Stock)	58,235	694,436
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	79,306	688,618
Getinge AB (Sweden) (Class B Stock)	118,822	1,073,801
Hologic, Inc.*	15,602	641,242
Inogen, Inc.*	2,170	269,449
Insulet Corp.*(a)	4,241	336,396
Intuitive Surgical, Inc.*	6,838	3,274,855
Koninklijke Philips NV (Netherlands)	48,843	1,731,551
LivaNova PLC*	16,913	1,547,032
Masimo Corp.*	5,300	569,061
Medtronic PLC	76,380	6,947,525
Nevro Corp.*	7,680	298,675
Nikkiso Co. Ltd. (Japan)	21,100	176,385
OraSure Technologies, Inc.*	20,200	235,936
Osstem Implant Co. Ltd. (South Korea)*	6,783	325,370
Smith & Nephew PLC (United Kingdom)	113,037	2,114,526
STERIS PLC	4,480	478,687
Stryker Corp.	45,518	7,134,947
Tandem Diabetes Care, Inc.*	6,500	246,805
Teleflex, Inc.	2,360	610,013
Terumo Corp. (Japan)	15,900	897,685
West Pharmaceutical Services, Inc.	6,180	605,825
Wright Medical Group NV*	16,736	455,554
Zimmer Biomet Holdings, Inc.	12,262	1,271,815

		60,345,214

Health Care Providers & Services — 2.6%
Amplifon SpA (Italy)	49,447	799,102
Anthem, Inc.	19,684	5,169,609
Centene Corp.*	7,110	819,783
Chemed Corp.	1,070	303,110
Cigna Corp.(a)	39,144	7,434,228
CVS Health Corp.	62,948	4,124,353

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Diplomat Pharmacy, Inc.*(a)	18,110	$243,761
Fresenius SE & Co. KGaA (Germany)	20,778	1,013,643
Georgia Healthcare Group PLC (Georgia), 144A*	70,222	183,017
HCA Healthcare, Inc.	23,356	2,906,654
Healius Ltd. (Australia)	458,477	718,204
Humana, Inc.	3,289	942,233
Integrated Diagnostics Holdings PLC (Egypt), 144A	61,932	257,610
MEDNAX, Inc.*	10,666	351,978
Miraca Holdings, Inc. (Japan)	22,000	496,793
Molina Healthcare, Inc.*	211	24,522
Odontoprev SA (Brazil)	96,000	340,579
Select Medical Holdings Corp.*	17,875	274,381
Terveystalo OYJ (Finland), 144A*	33,973	325,875
UnitedHealth Group, Inc.	56,174	13,994,067
WellCare Health Plans, Inc.*	3,188	752,655

		41,476,157

Health Care Technology — 0.2%
athenahealth, Inc.*	2,913	384,312
Medidata Solutions, Inc.*(a)	7,200	485,424
Simulations Plus, Inc.	23,800	473,620
Teladoc Health, Inc.*(a)	12,059	597,765
Veeva Systems, Inc. (Class A Stock)*	6,300	562,716

		2,503,837

Hotels, Restaurants & Leisure — 1.8%
Aramark	11,900	344,743
Bloomin’ Brands, Inc.	15,047	269,191
Brinker International, Inc.(a)	5,740	252,445
BTG Hotels Group Co. Ltd. (China) (Class A Stock)	315,404	733,506
Carnival Corp.	6,714	331,000
Carrols Restaurant Group, Inc.*	11,000	108,240
Cheesecake Factory, Inc. (The)(a)	7,440	323,714
Denny’s Corp.*	24,515	397,388
Domino’s Pizza, Inc.	2,094	519,291
Dunkin’ Brands Group, Inc.(a)	5,000	320,600
Hilton Worldwide Holdings, Inc.	34,532	2,479,398
HIS Co. Ltd. (Japan)	7,800	283,289
Huazhu Group Ltd. (China), ADR(a)	19,140	547,978
Las Vegas Sands Corp.	41,431	2,156,484
Marriott International, Inc. (Class A Stock)	25,939	2,815,938
McDonald’s Corp.	33,246	5,903,492
MGM Resorts International	73,714	1,788,302
Norwegian Cruise Line Holdings Ltd.*	3,732	158,199
Paddy Power Betfair PLC (Ireland)	4,443	364,907
Penn National Gaming, Inc.*	15,254	287,233
Playtech PLC (United Kingdom)	243,092	1,196,152
Restaurant Brands International, Inc. (Canada)	36,525	1,910,258
Round One Corp. (Japan)	24,900	254,370
Royal Caribbean Cruises Ltd.	7,090	693,331
Scientific Games Corp.*(a)	9,200	164,496
Vail Resorts, Inc.	1,740	366,827
William Hill PLC (United Kingdom)	264,994	523,474
Wyndham Destinations, Inc.	11,194	401,193
Wyndham Hotels & Resorts, Inc.	10,094	457,965

SEE NOTES TO FINANCIAL STATEMENTS.

A395

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wynn Resorts Ltd.	232	$22,947
Yum! Brands, Inc.	29,733	2,733,057

		29,109,408

Household Durables — 0.3%
Cairn Homes PLC (Ireland)*	234,296	287,609
Century Communities, Inc.*	12,301	212,315
Fujitsu General Ltd. (Japan)	100,400	1,285,246
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)*	170,440	886,496
Haier Electronics Group Co. Ltd. (Hong Kong)*	198,000	486,717
MDC Holdings, Inc.	13,856	389,492
NVR, Inc.*	245	597,063
Skyline Champion Corp.	19,688	289,217
Suofeiya Home Collection Co. Ltd. (China) (Class A Stock)	175,800	429,247
Tempur Sealy International, Inc.*	4,460	184,644
Zojirushi Corp. (Japan)	7,300	63,797

		5,111,843

Household Products — 0.7%
Colgate-Palmolive Co.	5,224	310,932
Essity AB (Sweden) (Class B Stock)	148,061	3,645,710
Kimberly-Clark Corp.	46,015	5,242,949
Opple Lighting Co. Ltd. (China) (Class A Stock)	105,446	428,651
Procter & Gamble Co. (The)	15,336	1,409,685
Reckitt Benckiser Group PLC (United Kingdom)	10,531	808,094

		11,846,021

Independent Power & Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	929,000	632,101
Electric Power Development Co. Ltd. (Japan)	15,900	376,594
NTPC Ltd. (India)	1,134,618	2,421,541

		3,430,236

Industrial Conglomerates — 1.6%
Carlisle Cos., Inc.	207	20,808
CK Hutchison Holdings Ltd. (Hong Kong)	269,728	2,588,989
DCC PLC (United Kingdom)	7,334	560,498
Fosun International Ltd. (China)	534,000	775,065
General Electric Co.	404,820	3,064,487
Honeywell International, Inc.	46,671	6,166,173
Jardine Matheson Holdings Ltd. (Hong Kong)	43,000	2,988,564
Roper Technologies, Inc.	20,041	5,341,327
Siemens AG (Germany)	18,974	2,123,422
SM Investments Corp. (Philippines)	38,980	681,371
Smiths Group PLC (United Kingdom)	62,861	1,094,520

		25,405,224

Insurance — 3.2%
AIA Group Ltd. (Hong Kong)	810,000	6,716,479
Allianz SE (Germany)	12,609	2,540,204
American International Group, Inc.	78,499	3,093,646
Aon PLC	12,337	1,793,306

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Argo Group International Holdings Ltd.	7,701	$517,892
Aspen Insurance Holdings Ltd. (Bermuda)	10,940	459,371
Axis Capital Holdings Ltd.	9,460	488,514
BB Seguridade Participacoes SA (Brazil)	73,693	524,593
Chubb Ltd.	41,233	5,326,479
CNA Financial Corp.	9,576	422,780
CNO Financial Group, Inc.	23,153	344,517
Direct Line Insurance Group PLC (United Kingdom)	333,226	1,351,312
Fidelity National Financial, Inc.	8,387	263,687
First American Financial Corp.	10,886	485,951
Hanover Insurance Group, Inc. (The)	3,560	415,701
Japan Post Holdings Co. Ltd. (Japan)	141,300	1,628,485
Korean Reinsurance Co. (South Korea)*	19,133	148,459
Markel Corp.*	755	783,728
Marsh & McLennan Cos., Inc.	62,006	4,944,979
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	9,485	2,075,788
Old Republic International Corp.	17,504	360,057
Progressive Corp. (The)	21,886	1,320,382
Prudential PLC (United Kingdom)	168,656	3,020,793
Sampo OYJ (Finland) (Class A Stock)	42,154	1,865,625
Sompo Holdings, Inc. (Japan)	38,300	1,297,377
Steadfast Group Ltd. (Australia)	171,298	331,158
Suncorp Group Ltd. (Australia)	145,156	1,288,897
Willis Towers Watson PLC	32,138	4,880,477
Zurich Insurance Group AG (Switzerland)	9,773	2,923,927

		51,614,564

Interactive Media & Services — 2.5%
58.com, Inc. (China), ADR*	9,876	535,378
Alphabet, Inc. (Class A Stock)*	2,260	2,361,610
Alphabet, Inc. (Class C Stock)*	11,436	11,843,236
Facebook, Inc. (Class A Stock)*	87,079	11,415,186
IAC/InterActiveCorp*	3,193	584,447
Kakaku.com, Inc. (Japan)	10,100	178,058
Mail.Ru Group Ltd. (Russia), GDR*	35,082	823,024
NAVER Corp. (South Korea)*	20,034	2,185,083
Scout24 AG (Germany), 144A	34,460	1,591,862
Tencent Holdings Ltd. (China)	162,700	6,512,255
Tencent Holdings Ltd. (China), ADR(a)	12,677	500,361
Wise Talent Information Technology Co. Ltd. (China)*	147,400	545,453
Yahoo Japan Corp. (Japan)	367,500	916,129
YY, Inc. (China), ADR*	8,200	490,852
Zillow Group, Inc. (Class A Stock)*(a)	9,050	284,442
Zillow Group, Inc. (Class C Stock)*	320	10,106

		40,777,482

Internet & Direct Marketing Retail — 2.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	56,492	7,743,358
Amazon.com, Inc.*	13,916	20,901,415
ASOS PLC (United Kingdom)*	5,905	171,736
Baozun, Inc. (China), ADR*(a)	7,941	231,957
Booking Holdings, Inc.*	3,801	6,546,918
Ctrip.com International Ltd. (China), ADR*	26,977	729,998
Etsy, Inc.*	6,600	313,962

SEE NOTES TO FINANCIAL STATEMENTS.

A396

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
Farfetch Ltd. (United Kingdom) (Class A Stock)*(a)	23,555	$417,159
Groupon, Inc.*	713	2,282
GrubHub, Inc.*(a)	4,300	330,283
Just Eat PLC (United Kingdom)*	73,471	550,485
MercadoLibre, Inc. (Argentina)*	2,423	709,576
Mercari, Inc. (Japan)*(a)	2,900	47,904
Ocado Group PLC (United Kingdom)*	39,576	398,626
Quotient Technology, Inc.*	27,900	297,972
Rakuten, Inc. (Japan)*	64,000	428,809
Shop Apotheke Europe NV (Netherlands), 144A*(a)	5,600	242,105
Takeaway.com NV (Netherlands), 144A*	13,016	878,375
Wayfair, Inc. (Class A Stock)*(a)	2,910	262,133
Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	5,400	62,847
Zalando SE (Germany), 144A*	29,967	773,624

		42,041,524

IT Services — 3.6%
Accenture PLC (Class A Stock)	20,074	2,830,635
Amadeus IT Group SA (Spain)	38,206	2,667,373
Automatic Data Processing, Inc.	11,142	1,460,939
Black Knight, Inc.*	19,700	887,682
Booz Allen Hamilton Holding Corp.	19,422	875,350
CACI International, Inc. (Class A Stock)*	1,480	213,164
CSG Systems International, Inc.	11,842	376,220
EPAM Systems, Inc.*	11,745	1,362,537
Euronet Worldwide, Inc.*	3,299	337,752
Fidelity National Information Services, Inc.	40,690	4,172,760
First Data Corp. (Class A Stock)*	24,100	407,531
First Derivatives PLC (United Kingdom)	16,339	442,759
Fiserv, Inc.*	22,995	1,689,903
FleetCor Technologies, Inc.*	9,652	1,792,569
Fujitsu Ltd. (Japan)	19,000	1,183,134
Global Payments, Inc.	15,773	1,626,669
GoDaddy, Inc. (Class A Stock)*	6,800	446,216
Hexaware Technologies Ltd. (India)	76,067	361,531
Indra Sistemas SA (Spain)*	70,259	662,817
Keywords Studios PLC (Ireland)	22,793	311,253
Leidos Holdings, Inc.	10,080	531,418
Mastercard, Inc. (Class A Stock)	45,896	8,658,280
MAXIMUS, Inc.	8,310	540,898
NEXTDC Ltd. (Australia)*	70,775	305,169
Okta, Inc.*	5,000	319,000
PayPal Holdings, Inc.*	53,555	4,503,440
Shopify, Inc. (Canada) (Class A Stock)*	6,197	856,967
Square, Inc. (Class A Stock)*	4,731	265,362
StoneCo Ltd. (Brazil) (Class A Stock)*	40,399	744,958
TravelSky Technology Ltd. (China) (Class H Stock)	181,000	464,535
Twilio, Inc. (Class A Stock)*(a)	4,700	419,710
Visa, Inc. (Class A Stock)	97,860	12,911,648
WEX, Inc.*	3,190	446,791
Wirecard AG (Germany)	12,086	1,857,784
Wix.com Ltd. (Israel)*	5,800	523,971
Worldpay, Inc. (Class A Stock)*	19,891	1,520,269

		58,978,994

COMMON STOCKS (continued)	Shares	Value
Leisure Products — 0.2%
American Outdoor Brands Corp.*	12,600	$162,036
Brunswick Corp.	7,885	366,258
Polaris Industries, Inc.(a)	4,204	322,363
Sega Sammy Holdings, Inc. (Japan)	69,700	976,214
Spin Master Corp. (Canada), 144A*	21,745	611,479
Thule Group AB (Sweden), 144A	19,511	358,194

		2,796,544

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	43,481	2,933,228
Bio-Techne Corp.	2,933	424,464
Cambrex Corp.*	5,750	217,120
Charles River Laboratories International, Inc.*	4,910	555,714
Eurofins Scientific SE (Luxembourg)	1,125	420,690
Illumina, Inc.*	624	187,156
Lonza Group AG (Switzerland)*	4,600	1,200,552
Syneos Health, Inc.*	5,910	232,559
Tecan Group AG (Switzerland)	3,313	643,849
Thermo Fisher Scientific, Inc.	37,079	8,297,909

		15,113,241

Machinery — 1.3%
Aalberts Industries NV (Netherlands)	8,674	288,885
Aida Engineering Ltd. (Japan)	28,400	185,425
Aumann AG (Germany), 144A	4,364	147,783
Colfax Corp.*	14,979	313,061
Douglas Dynamics, Inc.	7,625	273,661
Escorts Ltd. (India)	33,990	343,258
Fortive Corp.	38,282	2,590,160
Fujitec Co. Ltd. (Japan)	33,000	353,835
GEA Group AG (Germany)	36,748	952,847
Gima TT SpA (Italy), 144A	18,546	139,357
Graco, Inc.	16,323	683,118
Hoshizaki Corp. (Japan)	8,000	486,462
Illinois Tool Works, Inc.	20,393	2,583,589
Knorr-Bremse AG (Germany)*	7,787	705,517
Konecranes OYJ (Finland)	8,613	261,236
Lincoln Electric Holdings, Inc.	6,815	537,363
Lonking Holdings Ltd. (China)	944,000	244,813
Manitowoc Co., Inc. (The)*	27	399
METAWATER Co. Ltd. (Japan)	9,800	261,696
Middleby Corp. (The)*(a)	4,365	448,416
Miura Co. Ltd. (Japan)	9,800	222,837
Norma Group SE (Germany)	8,001	397,131
Obara Group, Inc. (Japan)	8,200	291,834
Omega Flex, Inc.	3,230	174,646
Oshkosh Corp.	7,244	444,130
PACCAR, Inc.	37,012	2,114,866
Piovan SpA (Italy), 144A*	22,913	208,869
Proto Labs, Inc.*	4,020	453,416
Rotork PLC (United Kingdom)	84,546	266,970
Spirax-Sarco Engineering PLC (United Kingdom)	4,112	327,532
Stanley Black & Decker, Inc.	6,177	739,634
Timken Co. (The)	10,100	376,932
Toro Co. (The)	9,900	553,212
Trinity Industries, Inc.	20,900	430,331
Wabash National Corp.	17,000	222,360

SEE NOTES TO FINANCIAL STATEMENTS.

A397

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
WABCO Holdings, Inc.*	4,035	$433,117
Wabtec Corp.(a)	6,715	471,729
Welbilt, Inc.*	17,710	196,758
Xylem, Inc.	1,310	87,403

		20,214,588

Marine — 0.1%
Kirby Corp.*	6,216	418,710
SITC International Holdings Co. Ltd. (China)	481,000	452,796

		871,506

Media — 1.2%
A.H. Belo Corp. (Class A Stock)	22,967	77,399
Altice USA, Inc. (Class A Stock)(a)	25,293	417,840
Ascential PLC (United Kingdom)	216,930	1,045,341
Comcast Corp. (Class A Stock)	113,654	3,869,919
Criteo SA (France), ADR*(a)	21,738	493,887
Daily Journal Corp.*(a)	870	203,580
DISH Network Corp. (Class A Stock)*	17,055	425,863
Dish TV India Ltd. (India)	298,924	163,178
Ebiquity PLC (United Kingdom)	74,448	61,680
Eutelsat Communications SA (France)(a)	21,895	432,231
Gannett Co., Inc.(a)	43,400	370,202
Liberty Broadband Corp. (Class C Stock)*	7,740	557,512
Liberty Global PLC (United Kingdom) (Class A Stock)*	30,391	648,544
Liberty Global PLC (United Kingdom) (Class C Stock)*	21,073	434,947
Liberty Latin America Ltd. (Chile) (Class A Stock)*	9,292	134,548
Liberty Latin America Ltd. (Chile) (Class C Stock)*	64,038	933,034
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	6,810	250,608
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	31,406	1,161,394
Naspers Ltd. (South Africa) (Class N Stock)	19,532	3,907,562
Omnicom Group, Inc.(a)	6,018	440,758
oOh!media Ltd. (Australia)	97,283	233,689
Publicis Groupe SA (France)	18,512	1,062,107
Sirius XM Holdings, Inc.(a)	66,764	381,222
TuanChe Ltd. (China), ADR*(a)	6,150	41,513
WPP PLC (United Kingdom)	87,703	949,121
YouGov PLC (United Kingdom)	71,297	359,318

		19,056,997

Metals & Mining — 0.8%
Alcoa Corp.*	9,000	239,219
Antofagasta PLC (Chile)	72,355	724,045
BHP Group Ltd. (Australia)	79,716	1,914,821
Compass Minerals International, Inc.(a)	4,230	176,349
Franco-Nevada Corp. (Canada)	32,416	2,273,062
Hitachi Metals Ltd. (Japan)	129,900	1,355,630
JFE Holdings, Inc. (Japan)	31,200	493,695
Mitsui Mining & Smelting Co. Ltd. (Japan)	34,100	703,961
Reliance Steel & Aluminum Co.	5,685	404,601
Royal Gold, Inc.	4,380	375,147
South32 Ltd. (Australia)	1,064,487	2,509,237
Steel Dynamics, Inc.	13,000	390,520

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Sumitomo Metal Mining Co. Ltd. (Japan)	30,600	$818,828
United States Steel Corp.	11,600	211,584

		12,590,699

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	30,310	531,637
Annaly Capital Management, Inc.(a)	87,577	860,006
Apollo Commercial Real Estate Finance, Inc.(a)	23,455	390,760
Cherry Hill Mortgage Investment Corp.	16,900	296,426
Ellington Residential Mortgage REIT	20,722	211,986
Granite Point Mortgage Trust, Inc.	15,981	288,137
Ready Capital Corp.	15,308	211,710
Redwood Trust, Inc.	26,315	396,567
Two Harbors Investment Corp.	34,276	440,104

		3,627,333

Multiline Retail — 0.4%
Dollar General Corp.	35,266	3,811,549
Dollar Tree, Inc.*	25,936	2,342,540
Next PLC (United Kingdom)	19,747	1,005,389

		7,159,478

Multi-Utilities — 0.7%
Black Hills Corp.	3,695	231,972
DTE Energy Co.	7,862	867,179
Engie SA (France)	131,642	1,890,928
NiSource, Inc.	59,819	1,516,412
Sempra Energy(a)	66,733	7,219,843

		11,726,334

Oil, Gas & Consumable Fuels — 3.0%
BP PLC (United Kingdom), ADR(a)	112,881	4,280,448
Cabot Oil & Gas Corp.	37,246	832,448
Cameco Corp. (Canada)	34,560	391,876
Canadian Natural Resources Ltd. (Canada)	60,600	1,462,177
Cheniere Energy, Inc.*	390	23,084
Chevron Corp.	2,108	229,329
CNOOC Ltd. (China)	542,000	833,811
Concho Resources, Inc.*	13,385	1,375,844
ConocoPhillips	15,951	994,545
Delek US Holdings, Inc.	1,871	60,826
EOG Resources, Inc.	34,870	3,041,013
Exxon Mobil Corp.	35,516	2,421,836
Galp Energia SGPS SA (Portugal)	151,654	2,401,463
Gulfport Energy Corp.*	25,666	168,112
Inpex Corp. (Japan)	86,200	769,410
Kosmos Energy Ltd. (Ghana)*(a)	52,866	215,165
Matador Resources Co.*(a)	19,200	298,176
Occidental Petroleum Corp.	60,919	3,739,208
Panhandle Oil & Gas, Inc. (Class A Stock)	16,700	258,850
Parsley Energy, Inc. (Class A Stock)*	16,500	263,670
Petronet LNG Ltd. (India)	247,505	793,875
Renewable Energy Group, Inc.*(a)	15,019	385,988
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	124,317	3,712,735
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	153,311	1,251,014
SM Energy Co.	15,431	238,872
Targa Resources Corp.	10,890	392,258

SEE NOTES TO FINANCIAL STATEMENTS.

A398

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TOTAL SA (France)	84,298	$4,460,875
TOTAL SA (France), ADR(a)	90,043	4,698,444
TransCanada Corp. (Canada)	36,700	1,310,522
TransCanada Corp. (Canada), (NYSE)	167,142	5,966,969
WPX Energy, Inc.*	34,500	391,575
Zion Oil & Gas, Inc.*(a)	103,900	43,368

		47,707,786

Paper & Forest Products — 0.0%
Daio Paper Corp. (Japan)	20,800	239,780
Quintis Ltd. (Australia)*^(a)	93,801	7
Verso Corp. (Class A Stock)*	9,700	217,280

		457,067

Personal Products — 0.1%
Edgewell Personal Care Co.*	4,020	150,147
LG Household & Health Care Ltd. (South Korea)	999	986,233
Medifast, Inc.	2,350	293,797
Natural Health Trends Corp.(a)	14,860	274,761
Nu Skin Enterprises, Inc. (Class A Stock)	4,377	268,441

		1,973,379

Pharmaceuticals — 4.0%
Ampio Pharmaceuticals, Inc.*(a)	113,200	44,691
Astellas Pharma, Inc. (Japan)	122,400	1,567,694
AstraZeneca PLC (United Kingdom), ADR(a)	88,700	3,368,826
Bayer AG (Germany)	70,320	4,923,190
Chugai Pharmaceutical Co. Ltd. (Japan)	21,100	1,225,929
Daiichi Sankyo Co. Ltd. (Japan)	3,800	121,354
Elanco Animal Health, Inc.*(a)	2,651	83,586
Eli Lilly & Co.	22,294	2,579,862
GlaxoSmithKline PLC (United Kingdom), ADR	87,678	3,350,176
Intra-Cellular Therapies, Inc.*	14,340	163,333
Johnson & Johnson	17,250	2,226,113
Laboratorios Farmaceuticos Rovi SA (Spain)	21,488	429,497
Medicines Co. (The)*(a)	6,800	130,152
Merck & Co., Inc.	100,013	7,641,993
Merck KGaA (Germany)	14,174	1,466,558
Novartis AG (Switzerland)	45,691	3,920,570
Pacira Pharmaceuticals, Inc.*	5,195	223,489
Perrigo Co. PLC	3,731	144,576
Pfizer, Inc.	373,575	16,306,549
Roche Holding AG (Switzerland)	19,159	4,767,010
Sanofi (France)	41,309	3,582,939
Supernus Pharmaceuticals, Inc.*	5,850	194,337
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	102,400	3,471,963
Theravance Biopharma, Inc.*(a)	9,290	237,731
Torrent Pharmaceuticals Ltd. (India)	15,455	391,571
Zoetis, Inc.	21,819	1,866,397

		64,430,086

Professional Services — 0.6%
ALS Ltd. (Australia)	90,614	431,808
CBIZ, Inc.*	19,851	391,065
CoStar Group, Inc.*	1,759	593,381
DKSH Holding AG (Switzerland)	8,108	562,303

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
en-japan, Inc. (Japan)	15,200	$471,641
Equifax, Inc.	23,280	2,168,066
Exponent, Inc.	9,200	466,532
IHS Markit Ltd.*	672	32,236
Insperity, Inc.	3,500	326,760
Intertrust NV (Netherlands), 144A	20,497	344,891
ManpowerGroup, Inc.	5,471	354,521
Nielsen Holdings PLC	71,104	1,658,856
Outsourcing, Inc. (Japan)	8,600	82,594
Persol Holdings Co. Ltd. (Japan)	85,500	1,268,409
TeamLease Services Ltd. (India)*	8,572	351,795
TransUnion	8,040	456,672
UT Group Co. Ltd. (Japan)*	5,000	85,385

		10,046,915

Real Estate Management & Development — 0.5%
ADO Properties SA (Germany), 144A	5,030	263,046
Aedas Homes SAU (Spain), 144A*	18,313	467,647
Altus Group Ltd. (Canada)	17,600	305,151
China Overseas Land & Investment Ltd. (China)	296,000	1,016,867
Emaar Properties PJSC (United Arab Emirates)	350,403	393,937
Heiwa Real Estate Co. Ltd. (Japan)	17,400	276,046
Hongkong Land Holdings Ltd. (Hong Kong)	180,000	1,133,266
Iguatemi Empresa de Shopping Centers SA (Brazil)	34,900	374,596
Instone Real Estate Group AG (Germany), 144A*	20,185	385,769
Jones Lang LaSalle, Inc.	3,436	434,998
PSP Swiss Property AG (Switzerland)	13,302	1,313,754
Realogy Holdings Corp.(a)	12,074	177,246
REX Holdings, Inc. (Class A Stock)	8,400	258,300
RMR Group, Inc. (The) (Class A Stock)	5,974	317,100
St. Joe Co. (The)*(a)	20,100	264,717

		7,382,440

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada), (NYSE)	2,234	396,803
Canadian Pacific Railway Ltd. (Canada), (XTSE)	7,199	1,277,385
CSX Corp.	9,787	608,066
Hertz Global Holdings, Inc.*	11,907	162,531
J.B. Hunt Transport Services, Inc.	10,744	999,622
Kansas City Southern	17,495	1,669,898
Norfolk Southern Corp.	761	113,800
Old Dominion Freight Line, Inc.	266	32,848
Union Pacific Corp.	13,174	1,821,042

		7,081,995

Semiconductors & Semiconductor Equipment — 2.1%
AIXTRON SE (Germany)*(a)	82,322	800,687
Amkor Technology, Inc.*	633	4,152
ams AG (Austria)*	8,810	212,187
ASML Holding NV (Netherlands)	12,488	1,970,519
Broadcom, Inc.	2,146	545,685
Cree, Inc.*(a)	8,404	359,481
Cypress Semiconductor Corp.	31,029	394,689

SEE NOTES TO FINANCIAL STATEMENTS.

A399

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
DB HiTek Co. Ltd. (South Korea)*	29,141	$283,556
Disco Corp. (Japan)	7,300	844,661
Infineon Technologies AG (Germany)	23,957	479,680
Integrated Device Technology, Inc.*	12,700	615,061
IQE PLC (United Kingdom)*(a)	661,061	550,119
Lam Research Corp.	79	10,757
LEENO Industrial, Inc. (South Korea)	4,138	173,886
Machvision, Inc. (Taiwan)	16,000	192,747
Marvell Technology Group Ltd.	30,300	490,557
Maxim Integrated Products, Inc.	42,733	2,172,973
MaxLinear, Inc.*	14,000	246,400
Microchip Technology, Inc.(a)	13,617	979,335
Micron Technology, Inc.*	606	19,228
Monolithic Power Systems, Inc.	3,452	401,295
Nanya Technology Corp. (Taiwan)	70,000	125,963
NVIDIA Corp.	5,000	667,500
NXP Semiconductors NV (Netherlands)(a)	64,375	4,717,399
QUALCOMM, Inc.	40,104	2,282,319
Renesas Electronics Corp. (Japan)*	104,700	472,952
Silergy Corp. (China)	31,000	456,535
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	593,000	4,343,962
Texas Instruments, Inc.	86,285	8,153,933
Ultra Clean Holdings, Inc.*	16,500	139,755
Universal Display Corp.	100	9,357
Xilinx, Inc.	3,962	337,444
Xperi Corp.	12,600	231,714

		33,686,488

Software — 3.7%
2U, Inc.*(a)	6,800	338,096
ACI Worldwide, Inc.*	19,300	534,031
Aspen Technology, Inc.*	268	22,024
CDK Global, Inc.	10,060	481,673
Ceridian HCM Holding, Inc.*(a)	19,972	688,834
Cornerstone OnDemand, Inc.*	74	3,732
Cyient Ltd. (India)	35,063	311,772
Descartes Systems Group, Inc. (The) (Canada)*	11,900	314,062
Digimarc Corp.*	9,890	143,405
Douzone Bizon Co. Ltd. (South Korea)*	7,451	345,703
Ellie Mae, Inc.*(a)	4,870	305,982
Finjan Holdings, Inc.*	50,050	125,626
Globant SA (Argentina)*(a)	11,968	674,038
Guidewire Software, Inc.*	4,501	361,115
Intuit, Inc.	13,743	2,705,310
j2 Global, Inc.	5,650	391,997
Manhattan Associates, Inc.*	9,153	387,813
Microsoft Corp.	294,362	29,898,349
Netcompany Group A/S (Denmark), 144A*	9,310	314,764
Nuance Communications, Inc.*	25,645	339,283
Pegasystems, Inc.	8,400	401,772
Pivotal Software, Inc. (Class A Stock)*(a)	25,203	412,069
PTC, Inc.*	6,153	510,084
Red Hat, Inc.*	1,405	246,774
salesforce.com, Inc.*	26,045	3,567,384
ServiceNow, Inc.*(a)	20,149	3,587,529
Sophos Group PLC (United Kingdom), 144A	74,003	358,172
Splunk, Inc.*	21,974	2,303,974

COMMON STOCKS (continued)	Shares	Value
Software (continued)
SS&C Technologies Holdings, Inc.	20,498	$924,665
Symantec Corp.	93,018	1,757,575
Synopsys, Inc.*	20,835	1,755,140
Tableau Software, Inc. (Class A Stock)*	3,025	363,000
Trade Desk, Inc. (The) (Class A Stock)*(a)	2,200	255,332
Ultimate Software Group, Inc. (The)*	300	73,461
VMware, Inc. (Class A Stock)(a)	16,374	2,245,367
WANdisco PLC (United Kingdom)*(a)	31,333	192,493
Workday, Inc. (Class A Stock)*	16,775	2,678,632

		60,321,032

Specialty Retail — 0.9%
Burlington Stores, Inc.*	4,372	711,193
CarMax, Inc.*(a)	8,879	556,980
Chow Sang Sang Holdings International Ltd. (Hong Kong)	108,000	159,892
Dick’s Sporting Goods, Inc.(a)	7,428	231,754
Dixons Carphone PLC (United Kingdom)	445,376	682,348
Dufry AG (Switzerland)*	3,438	326,153
Five Below, Inc.*	2,900	296,728
Francesca’s Holdings Corp.*	1,659	1,611
GrandVision NV (Netherlands), 144A	20,443	448,031
Hikari Tsushin, Inc. (Japan)	2,900	453,438
Home Depot, Inc. (The)	10,562	1,814,763
Michaels Cos., Inc. (The)*	11,890	160,991
Monro, Inc.(a)	5,820	400,125
Office Depot, Inc.	140,242	361,824
RH*(a)	3,212	384,862
Ross Stores, Inc.	61,882	5,148,582
SMCP SA (France), 144A*	28,742	444,182
Tractor Supply Co.	7,336	612,116
Ulta Beauty, Inc.*	392	95,977
Vivo Energy PLC (Morocco), 144A	135,434	216,066
VT Holdings Co. Ltd. (Japan)	48,500	180,733
Yellow Hat Ltd. (Japan)	12,300	293,614

		13,981,963

Technology Hardware, Storage & Peripherals — 0.7%
3D Systems Corp.*	126	1,281
Apple, Inc.	37,853	5,970,932
Dell Technologies, Inc. (Class C Stock)*	6,025	294,442
NCR Corp.*	10,884	251,203
Samsung Electronics Co. Ltd. (South Korea)	113,086	3,917,746
Xaar PLC (United Kingdom)	67,929	125,974

		10,561,578

Textiles, Apparel & Luxury Goods — 0.4%
Asics Corp. (Japan)	66,500	847,702
Brunello Cucinelli SpA (Italy)	7,729	266,952
Burberry Group PLC (United Kingdom)	41,603	920,985
Canada Goose Holdings, Inc. (Canada)*(a)	7,000	306,040
Carter’s, Inc.	4,430	361,577
Columbia Sportswear Co.	3,520	295,997
Hugo Boss AG (Germany)	5,749	354,787
Lululemon Athletica, Inc.*	4,500	547,245
Luthai Textile Co. Ltd. (China) (Class B Stock)	227,776	269,312
NIKE, Inc. (Class B Stock)	10,429	773,206

SEE NOTES TO FINANCIAL STATEMENTS.

A400

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Skechers U.S.A., Inc. (Class A Stock)*	17,860	$408,815
Ted Baker PLC (United Kingdom)	13,629	269,395

		5,622,013

Thrifts & Mortgage Finance — 0.4%
Hingham Institution for Savings	1,320	261,017
Housing Development Finance Corp. Ltd. (India)	122,670	3,460,161
LendingTree, Inc.*(a)	2,070	454,510
New York Community Bancorp, Inc.(a)	35,396	333,076
Ocwen Financial Corp.*	46,918	62,870
Radian Group, Inc.	25,080	410,309
Severn Bancorp, Inc.	726	5,793
TFS Financial Corp.	26,700	430,671
Waterstone Financial, Inc.	24,060	403,246

		5,821,653

Tobacco — 0.8%
Altria Group, Inc.	25,156	1,242,455
British American Tobacco PLC (United Kingdom)	142,043	4,542,296
Japan Tobacco, Inc. (Japan)(a)	111,500	2,653,950
Philip Morris International, Inc.	73,399	4,900,117
Vector Group Ltd.(a)	7,133	69,404

		13,408,222

Trading Companies & Distributors — 0.2%
AeroCentury Corp.*	5,670	54,262
Ahlsell AB (Sweden), 144A	69,535	409,093
Brenntag AG (Germany)	5,613	243,590
Hanwa Co. Ltd. (Japan)	15,700	403,058
HD Supply Holdings, Inc.*	2,300	86,296
Herc Holdings, Inc.*	4,802	124,804
Huttig Building Products, Inc.*(a)	39,950	71,910
IMCD NV (Netherlands)	7,655	491,828
Sumitomo Corp. (Japan)	118,100	1,675,222
Travis Perkins PLC (United Kingdom)	26,170	357,027

		3,917,090

Water Utilities — 0.2%
American States Water Co.	7,575	507,828
American Water Works Co., Inc.(a)	13,224	1,200,342
Artesian Resources Corp. (Class A Stock)	7,710	268,848
California Water Service Group	11,570	551,426

		2,528,444

Wireless Telecommunication Services — 0.4%
Gogo, Inc.*(a)	26,110	78,069
Sarana Menara Nusantara Tbk PT (Indonesia)	20,177,100	970,575
Shenandoah Telecommunications Co.	11,300	500,025
Softbank Corp. (Japan)*	153,400	1,900,618
T-Mobile US, Inc.*	38,938	2,476,846
Vodafone Group PLC (United Kingdom)	608,700	1,191,706

		7,117,839

TOTAL COMMON STOCKS (cost $1,308,269,556)		1,245,524,342

PREFERRED STOCKS — 0.2%	Shares	Value
Biotechnology — 0.0%
Grifols SA (Spain) (Class B Stock) (PRFC)	656	$12,235

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.123%(a)	18,647	1,074,813

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., CVT, 6.125%	9,335	538,349
Sartorius AG (Germany) (PRFC)	1,918	240,547

		778,896

Machinery — 0.0%
Fortive Corp., CVT, 5.000%	402	365,117
Marcopolo SA (Brazil) (PRFC)	444,700	468,135

		833,252

Multi-Utilities — 0.1%
Sempra Energy, CVT, 6.000%	5,403	513,879
Sempra Energy, CVT, 6.750%(a)	4,219	406,880

		920,759

TOTAL PREFERRED STOCKS (cost $3,524,969)		3,619,955

	Units

RIGHTS* — 0.0%
Machinery
Marcopolo SA, expiring 01/18/19 (cost $0)	10,588	2,349

	Shares

UNAFFILIATED EXCHANGE TRADED FUND — 0.0%
Sprott Physical Gold Trust* (cost $549,813)	55,400	571,174

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2014-4, Class D
3.070%	11/09/20	250	249,924
Series 2017-1, Class A3
1.870%	08/18/21	45	44,398
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-2A, Class A, 144A
2.720%	11/20/22	485	477,333
BMW Vehicle Lease Trust,
Series 2017-2, Class A3
2.070%	10/20/20	105	104,220
CarMax Auto Owner Trust,
Series 2017-4, Class A3
2.110%	10/17/22	70	69,283
Series 2018-2, Class A3
2.980%	01/17/23	220	221,282
Enterprise Fleet Financing LLC,
Series 2017-1, Class A2, 144A
2.130%	07/20/22	106	105,567

SEE NOTES TO FINANCIAL STATEMENTS.

A401

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
GM Financial Consumer Automobile Receivables Trust,
Series 2018-2, Class A3
2.810%	12/16/22	330	$328,713
GMF Floorplan Owner Revolving Trust,
Series 2017-1, Class A1, 144A
2.220%	01/18/22	130	128,881
Hyundai Auto Receivables Trust,
Series 2018-A, Class A3
2.790%	07/15/22	165	164,868
Santander Drive Auto Receivables Trust,
Series 2015-2, Class C
2.440%	04/15/21	91	90,839
Series 2018-2, Class B
3.030%	09/15/22	225	224,744
Wheels SPV 2 LLC,
Series 2016-1A, Class A2, 144A
1.590%	05/20/25	28	28,343
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%	09/15/21	92	91,150
Series 2018-A, Class A2
2.190%	05/17/21	304	303,306

			2,632,851

Collateralized Loan Obligations — 0.2%
Allegro CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR, 3 Month LIBOR + 0.840%, 144A
3.330%(c)	07/25/27	645	642,176
Betony CLO Ltd. (Cayman Islands),
Series 2018-1A, Class A1, 3 Month LIBOR + 1.080%, 144A
3.600%(c)	04/30/31	355	349,514
CIFC Funding Ltd. (Cayman Islands),
Series 2015-5A, Class A1R, 3 Month LIBOR + 0.860%, 144A
3.350%(c)	10/25/27	420	415,105
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 3 Month LIBOR + 0.790%, 144A
3.406%(c)	11/15/26	475	471,428
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 3 Month LIBOR + 0.850%, 144A
3.286%(c)	07/15/27	250	246,987
OZLM Ltd. (Cayman Islands),
Series 2014-8A, Class A1RR, 3 Month LIBOR + 1.170%, 144A
3.625%(c)	10/17/29	430	426,668
Series 2014-8A, Class A2RR, 3 Month LIBOR + 1.800%, 144A
4.255%(c)	10/17/29	285	281,651

			2,833,529

Credit Cards — 0.0%
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A
2.200%	12/15/22	100	99,047
Synchrony Credit Card Master Note Trust,

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (continued)
Series 2017-2, Class A
2.620%	10/15/25	155	$152,961

			252,008

Equipment — 0.0%
CNH Equipment Trust,
Series 2017-C, Class A3
2.080%	02/15/23	245	241,841
GreatAmerica Leasing Receivables Funding LLC,
Series 2017-1, Class A3, 144A
2.060%	06/22/20	83	82,404
Series 2018-1, Class A3, 144A
2.600%	06/15/21	135	134,276
MMAF Equipment Finance LLC,
Series 2017-B, Class A3, 144A
2.210%	10/17/22	355	349,508
Volvo Financial Equipment LLC,
Series 2017-1A, Class A3, 144A
1.920%	03/15/21	50	49,656

			857,685

Other — 0.2%
Arbys Funding LLC,
Series 2015-1A, Class A2, 144A
4.969%	10/30/45	194	197,884
DB Master Finance LLC,
Series 2015-1A, Class A2II, 144A
3.980%	02/20/45	183	185,424
Driven Brands Funding LLC,
Series 2018-1A, Class A2, 144A
4.739%	04/20/48	114	116,482
Elara HGV Timeshare Issuer LLC,
Series 2017-A, Class A, 144A
2.690%	03/25/30	96	94,917
Hardee’s Funding LLC,
Series 2018-1A, Class A2I, 144A
4.250%	06/20/48	155	156,341
Series 2018-1A, Class A2II, 144A
4.959%	06/20/48	379	386,043
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 144A
3.610%	07/30/47	133	132,935
MVW Owner Trust,
Series 2014-1A, Class A, 144A
2.250%	09/22/31	27	26,741
Planet Fitness Master Issuer LLC,
Series 2018-1A, Class A2I, 144A
4.262%	09/05/48	678	681,122
Sierra Timeshare Receivables Funding LLC,
Series 2014-2A, Class A, 144A
2.050%(cc)	06/20/31	10	9,653
Series 2014-3A, Class A, 144A
2.300%	10/20/31	13	12,692
Sonic Capital LLC,
Series 2018-1A, Class A2, 144A
4.026%	02/20/48	50	49,342
Verizon Owner Trust,
Series 2017-1A, Class C, 144A
2.650%	09/20/21	490	486,830

SEE NOTES TO FINANCIAL STATEMENTS.

A402

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
Wendys Funding LLC,
Series 2015-1A, Class A2II, 144A
4.080%	06/15/45	145	$145,029
Series 2018-1A, Class A2I, 144A
3.573%	03/15/48	114	109,107

			2,790,542

Residential Mortgage-Backed Securities — 0.1%
Mill City Mortgage Loan Trust,
Series 2016-1, Class A1, 144A
2.500%(cc)	04/25/57	53	51,503
Series 2018-1, Class A1, 144A
3.250%(cc)	05/25/62	309	305,883
Towd Point Mortgage Trust,
Series 2015-4, Class A1B, 144A
2.750%(cc)	04/25/55	43	41,955
Series 2016-1, Class A1B, 144A
2.750%(cc)	02/25/55	71	69,811
Series 2016-2, Class A1A, 144A
2.750%(cc)	08/25/55	66	65,076
Series 2016-3, Class A1, 144A
2.250%(cc)	04/25/56	65	63,629
Series 2017-6, Class A1, 144A
2.750%(cc)	10/25/57	370	361,410
Series 2018-1, Class A1, 144A
3.000%(cc)	01/25/58	121	118,641

			1,077,908

Student Loans — 0.0%
SMB Private Education Loan Trust,
Series 2018-B, Class A2A, 144A
3.600%	01/15/37	250	253,146

TOTAL ASSET-BACKED SECURITIES (cost $10,745,560)			10,697,669

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 1 Month LIBOR + 0.930%, 144A
3.385%(c)	12/15/36	395	391,526
BX Trust,
Series 2018-GW, Class A, 1 Month LIBOR + 0.800%, 144A
3.255%(c)	05/15/35	255	249,486
CGGS Commercial Mortgage Trust,
Series 2018-WSS, Class A, 1 Month LIBOR + 0.900%, 144A
3.355%(c)	02/15/37	450	442,698
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	50	50,430
Series 2014-GC25, Class A1
1.485%	10/10/47	1	768
Series 2015-GC27, Class A5
3.137%	02/10/48	235	230,981
Series 2016-GC36, Class A5
3.616%	02/10/49	400	400,820

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-P7, Class AS
3.915%	04/14/50	195		$196,270
Commercial Mortgage Trust,
Series 2014-CR20, Class A1
1.324%	11/10/47	8		7,734
Series 2014-LC15, Class B
4.599%(cc)	04/10/47	20		20,463
Series 2015-CR26, Class A4
3.630%	10/10/48	400		402,724
Series 2015-LC21, Class A4
3.708%	07/10/48	260		262,950
Series 2015-PC1, Class A5
3.902%	07/10/50	190		193,800
Series 2017-PANW, Class A, 144A
3.244%	10/10/29	370		363,460
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023, Class A1
1.583%	04/25/22	37		36,157
Series K025, Class A1
1.875%	04/25/22	11		10,385
Series K057, Class A1
2.206%	06/25/25	152		148,258
Series K068, Class A1
2.952%	02/25/27	188		188,482
Series K716, Class A1
2.413%	01/25/21	29		28,725
GS Mortgage Securities Trust,
Series 2014-GC24, Class A1
1.509%	09/10/47	32		32,103
Series 2014-GC26, Class A5
3.629%	11/10/47	245		248,623
Series 2018-GS9, Class A4
3.992%(cc)	03/10/51	180		183,432
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(cc)	04/15/47	30		30,551
Series 2014-C22, Class A1
1.451%	09/15/47	—	(r)	429
Series 2015-C31, Class A3
3.801%	08/15/48	150		152,620
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class A4
3.144%	06/15/49	110		107,216
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A5
3.741%	08/15/47	115		116,640
Series 2014-C17, Class B
4.464%(cc)	08/15/47	60		60,932
Series 2015-C27, Class AS
4.068%	12/15/47	265		271,527
Series 2016-C30, Class A5
2.860%	09/15/49	75		71,187
RETL,
Series 2018-RVP, Class A, 1 Month LIBOR + 1.100%, 144A
3.555%(c)	03/15/33	155		154,657

SEE NOTES TO FINANCIAL STATEMENTS.

A403

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class A4
3.096%	06/15/49	270	$260,532
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	40	41,259

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,508,500)			5,357,825

CORPORATE BONDS — 5.5%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	10/01/20	60	60,074
4.000%	03/15/22	120	121,024
4.200%	04/15/24	35	34,981
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	150	143,560
3.650%	11/01/24	125	121,071
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	79,435

			560,145

Aerospace & Defense — 0.0%
Harris Corp.,
Sr. Unsec’d. Notes
3.832%	04/27/25	40	39,236
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26	300	297,687

			336,923

Agriculture — 0.0%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.764%	08/15/22	285	269,188

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28	74	71,536
American Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.250%	07/15/25	369	380,169
Delta Air Lines 2009-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.750%	06/17/21	11	11,875
Delta Air Lines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.250%	01/30/25	120	121,339
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	345	342,708
3.800%	04/19/23	230	226,321

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.750%	10/11/23		17	$16,854
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24	(a)	97	96,497
United Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.450%	01/07/30	(a)	185	178,172
United Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.100%	04/07/30		185	170,539

				1,616,010

Auto Manufacturers — 0.3%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
3.250%	08/14/20	(a)	640	639,775
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21		415	404,924
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.979%	08/03/22		350	323,476
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19		55	54,998
3.150%	01/15/20		440	437,337
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.550%	05/21/21		500	500,940
Hyundai Capital America,
Sr. Unsec’d. Notes, MTN, 144A
3.450%	03/12/21		565	558,925
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.300%	05/10/19		225	223,600
1.950%	02/27/20		135	133,660
3.100%	05/10/21		410	408,363
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
4.000%	11/12/21		595	594,630

				4,280,628

Auto Parts & Equipment — 0.0%
Aptiv Corp.,
Gtd. Notes
4.150%	03/15/24		25	25,025
Aptiv PLC,
Gtd. Notes
3.150%	11/19/20		115	113,850

				138,875

Banks — 1.6%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.100%	01/18/19		200	199,946
Sub. Notes, 144A
4.750%	07/28/25		200	198,988

SEE NOTES TO FINANCIAL STATEMENTS.

A404

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.200%	07/17/20	200	$196,638
2.750%	01/22/21	410	405,697
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23	400	378,178
3.848%	04/12/23	400	388,665
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	190	182,844
Sr. Unsec’d. Notes, MTN
2.650%	04/01/19	115	114,880
3.550%(ff)	03/05/24	450	444,558
3.824%(ff)	01/20/28	500	485,050
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.650%
3.472%(c)	06/25/22	450	444,271
Sub. Notes, MTN
4.200%	08/26/24	10	9,918
4.450%	03/03/26	225	222,434
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
2.650%	01/11/21	780	763,720
BPCE SA (France),
Gtd. Notes, MTN, 144A
3.000%	05/22/22	250	241,485
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23	605	594,365
Sub. Notes, MTN, 144A
4.500%	03/15/25	200	193,550
4.875%	04/01/26	200	197,024
Capital One NA,
Sr. Unsec’d. Notes
1.850%	09/13/19	350	346,168
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.350%	08/02/21	205	199,150
4.075%(ff)	04/23/29	350	340,533
5.875%	01/30/42	25	28,255
Citizens Bank NA,
Sr. Unsec’d. Notes
2.500%	03/14/19	250	249,761
Sr. Unsec’d. Notes, MTN
2.550%	05/13/21	250	244,520
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21	30	29,255
Sub. Notes
4.300%	12/03/25	129	127,309
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, MTN, 144A
5.000%	10/15/19	100	101,447
Sub. Notes, 144A
4.500%	12/09/25	250	244,912
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes
3.125%	04/26/21	335	333,774

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Credit Agricole SA (France),
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/24/23	585	$572,446
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.997%(ff)	12/14/23	575	547,163
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
2.200%	03/02/20	350	342,482
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	30	30,350
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.000%	04/25/19	175	174,390
3.000%	04/26/22	685	663,384
3.750%	05/22/25	125	119,597
Sub. Notes
4.250%	10/21/25	475	454,871
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23	375	366,997
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22	200	196,648
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	200	184,922
3.375%	01/12/23	200	185,270
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.125%	01/23/25	530	504,934
3.559%(ff)	04/23/24	250	248,109
Sub. Notes
3.375%	05/01/23	775	758,052
4.250%	10/01/27	175	172,272
KeyBank NA,
Sr. Unsec’d. Notes
3.350%	06/15/21	520	521,623
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
2.125%	03/07/22	400	393,854
2.750%	07/15/20	530	530,992
M&T Bank Corp.,
Sr. Unsec’d. Notes
3.550%	07/26/23	875	878,487
Manufacturers & Traders Trust Co.,
Sub. Notes
3.400%	08/17/27	250	243,738
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.535%	07/26/21	715	717,687
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.375%	07/23/19	150	149,348
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38	190	173,139
4.300%	01/27/45	170	159,009
Sub. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A405

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
4.100%	05/22/23	555	$555,802
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
2.125%	05/29/20	375	369,308
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22	25	24,297
PNC Bank NA,
Sr. Unsec’d. Notes
3.500%	06/08/23	385	385,762
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	335	334,260
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
2.150%	03/15/19	45	44,921
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24	600	588,738
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
2.350%	09/10/19	50	49,621
3.750%	11/15/21	460	458,920
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.748%	07/19/23	855	860,480
SunTrust Bank,
Sr. Unsec’d. Notes
3.502%(ff)	08/02/22	735	732,801
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN
3.350%	05/24/21	525	524,714
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
3.500%	07/19/23	520	523,580
Sr. Unsec’d. Notes, MTN
3.250%	06/11/21	400	401,639
Sub. Notes
3.625%(ff)	09/15/31	35	33,143
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	50	49,687
UBS AG (Switzerland),
Sr. Unsec’d. Notes, MTN, 144A
4.500%	06/26/48	420	433,879
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A
3.000%	04/15/21	200	198,453
4.125%	09/24/25	200	199,260
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	910	886,270
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	70	69,767
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
3.325%(ff)	07/23/21	550	549,464

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.150%	03/06/20	450	$445,175

			25,917,000

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
3.650%	02/01/26	265	250,570
4.900%	02/01/46	350	324,585
Keurig Dr. Pepper, Inc.,
Gtd. Notes
2.550%	09/15/26	320	275,205
Gtd. Notes, 144A
3.551%	05/25/21	260	259,606

			1,109,966

Biotechnology — 0.1%
Baxalta, Inc.,
Gtd. Notes
2.875%	06/23/20	23	22,795
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	60	60,157
Celgene Corp.,
Sr. Unsec’d. Notes
3.550%	08/15/22	155	153,298
3.900%	02/20/28	425	398,640
4.625%	05/15/44	185	162,512
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/19	200	198,212
3.250%	09/01/22	55	54,871

			1,050,485

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	30	28,984
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
3.950%	04/04/28	500	476,429
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47	75	63,623

			569,036

Chemicals — 0.1%
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27	250	227,581
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	80	77,998
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
3.400%	12/03/20	200	199,892

SEE NOTES TO FINANCIAL STATEMENTS.

A406

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20	335	$332,573

			838,044

Commercial Services — 0.0%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.850%	11/15/24	10	9,950
George Washington University (The),
Unsec’d. Notes
3.545%	09/15/46	60	54,205
4.300%	09/15/44	75	76,457
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38	75	76,997
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37	35	34,505
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.500%	03/16/23	155	153,771
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27	35	32,105
4.125%	02/02/26	30	29,258

			467,248

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
1.900%	02/07/20	250	247,829
3.250%	02/23/26	450	439,257
DXC Technology Co.,
Sr. Unsec’d. Notes
2.875%	03/27/20	205	203,228
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19	130	128,535

			1,018,849

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23	385	366,024
3.500%	05/26/22	150	145,434
4.125%	07/03/23	250	243,888
AIG Global Funding,
Sr. Sec’d. Notes, 144A
2.150%	07/02/20	145	142,850
3.350%	06/25/21	325	323,729
Air Lease Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/21	220	214,470
3.500%	01/15/22	165	162,375
3.625%	04/01/27	150	134,157
American Express Co.,
Sr. Unsec’d. Notes
2.200%	10/30/20	250	245,488

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	75	$71,722
3.850%	11/21/22	355	352,539
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20	60	59,597

			2,462,273

Electric — 0.4%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
3.650%	12/01/21	45	45,338
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44	35	33,802
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23	360	359,200
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	590	529,541
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.600%	11/01/21	290	290,606
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44	25	26,096
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20	35	34,452
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26	55	50,002
3.750%	09/01/46	45	38,905
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	175	158,071
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.750%	04/06/23	500	461,285
Eversource Energy,
Sr. Unsec’d. Notes
3.300%	01/15/28	105	99,586
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	400	380,290
5.150%	12/01/20	25	25,549
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	235	296,934
Florida Power & Light Co.,
First Mortgage
4.125%	06/01/48	450	451,153
Georgia Power Co.,
Sr. Unsec’d. Notes
2.000%	09/08/20	350	342,050

SEE NOTES TO FINANCIAL STATEMENTS.

A407

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22	370	$357,633
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28	370	367,364
Mississippi Power Co.,
Sr. Unsec’d. Notes
3.950%	03/30/28	385	379,940
Ohio Power Co.,
Sr. Unsec’d. Notes
6.600%	03/01/33	295	368,455
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.050%	03/15/19	350	352,644
Sempra Energy,
Sr. Unsec’d. Notes
2.900%	02/01/23	270	262,359
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	140	132,139
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	35	34,789
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, MTN, 144A
2.250%	05/04/20	350	345,400
3.750%	05/02/23	500	503,905
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	50	51,133
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	150	149,365
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43	250	236,106

			7,164,092

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	85	85,810
Avnet, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/26	125	122,128
5.875%	06/15/20	25	25,776
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
3.300%	10/30/19	100	99,697

			333,411

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27	155	148,480
5.500%	09/15/19	25	25,387

			173,867

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.1%
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.947%	11/02/26	250	$228,098
Kraft Heinz Foods Co.,
Gtd. Notes
4.000%	06/15/23	800	797,903

			1,026,001

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
3.875%	11/02/27	200	182,902
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22	7	7,303
4.800%	06/15/44	25	22,415
West Fraser Timber Co. Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
4.350%	10/15/24	90	89,178

			301,798

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	295	281,502
3.950%	03/30/48	235	208,967
Sr. Unsec’d. Notes, 144A
3.650%	06/15/23	265	265,448

			755,917

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.400%	11/30/23	98	97,701
4.750%	11/30/36	185	193,128
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27	360	340,502
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45	150	157,266
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.950%	09/19/26	150	138,427

			927,024

Healthcare-Services — 0.2%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	175	194,379
Anthem, Inc.,
Sr. Unsec’d. Notes
2.500%	11/21/20	135	133,146
4.650%	01/15/43	55	53,427
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46	200	194,002
Unsec’d. Notes
4.185%	11/15/45	125	123,211

SEE NOTES TO FINANCIAL STATEMENTS.

A408

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	650	$661,832
Hackensack Meridian Health, Inc.,
Sec’d. Notes
4.211%	07/01/48	490	488,232
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19	75	74,621
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.200%	07/01/55	75	75,394
NYU Langone Hospitals,
Sec’d. Notes
4.784%	07/01/44	135	142,524
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes
3.930%	10/01/48	850	809,657
Stanford Health Care,
Unsec’d. Notes
3.795%	11/15/48	250	239,240
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	200	190,028
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/22	40	39,682
West Virginia United Health System Obligated Group,
Sec’d. Notes
4.924%	06/01/48	525	540,587

			3,959,962

Insurance — 0.4%
Aflac, Inc.,
Sr. Unsec’d. Notes
4.750%	01/15/49	315	321,440
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.520%, 144A
3.312%(c)	09/20/21	520	517,495
Sr. Unsec’d. Notes, MTN, 144A
3.200%	03/11/25	200	192,627
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19	15	14,938
4.125%	02/15/24	50	50,205
Aon PLC,
Gtd. Notes
4.750%	05/15/45	75	73,592
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	04/20/23	135	133,327
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	200	196,335
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	30	29,808

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24		50	$50,792
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		450	436,970
Lincoln National Corp.,
Sr. Unsec’d. Notes
3.800%	03/01/28	(a)	490	475,236
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23		30	29,663
3.500%	06/03/24		460	453,116
4.350%	01/30/47		25	23,314
MassMutual Global Funding II,
Sec’d. Notes, MTN, 144A
1.950%	09/22/20		400	392,016
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
2.050%	06/12/20		150	147,600
3.450%	10/09/21		610	612,552
New York Life Global Funding,
Sec’d. Notes, 144A
1.500%	10/24/19		85	84,029
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22		35	34,765
3.400%	05/15/25		120	116,685
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		575	550,347
4.900%	09/15/44		70	72,584
Unum Group,
Sr. Unsec’d. Notes
3.000%	05/15/21		70	69,201
Voya Financial, Inc.,
Gtd. Notes
3.125%	07/15/24		380	358,320
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24		180	175,745
4.500%	09/15/28		305	302,609

				5,915,311

Internet — 0.2%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
4.000%	12/06/37		655	587,591
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24		140	136,074
3.875%	08/22/37		220	212,466
5.200%	12/03/25		230	252,652
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19		200	199,570
3.875%	09/29/23		430	428,053

SEE NOTES TO FINANCIAL STATEMENTS.

A409

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (continued)
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.600%	06/01/26	125	$121,443
3.650%	03/15/25	75	73,036
Expedia Group, Inc.,
Gtd. Notes
5.000%	02/15/26	220	222,233
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, MTN, 144A
2.985%	01/19/23	200	194,368
3.595%	01/19/28	450	422,803

			2,850,289

Iron/Steel — 0.0%
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
5.200%	07/15/21	145	145,151

Lodging — 0.0%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23	85	83,672

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.350%	01/08/21	310	305,750
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20	390	387,467

			693,217

Media — 0.1%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	10/15/25	30	30,187
4.500%	02/15/21	25	25,667
5.650%	08/15/20	30	31,082
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24	500	499,241
4.908%	07/23/25	305	303,280
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	375	379,439
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20	25	25,666
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	20	18,557
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21	10	9,939
5.000%	02/01/20	35	35,491
6.550%	05/01/37	28	28,735
6.750%	06/15/39	30	30,484
8.250%	04/01/19	35	35,393
8.750%	02/14/19	10	10,056

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
				$1,463,217

Mining — 0.0%
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
3.625%	06/09/21		35	34,894
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
3.750%	06/15/25		100	100,409

				135,303

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.150%	09/07/22	(a)	292	275,963

Oil & Gas — 0.2%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.768%	09/19/19		220	218,038
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	01/15/23		500	477,922
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		200	193,706
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		90	84,723
ConocoPhillips Co.,
Gtd. Notes
4.950%	03/15/26		500	535,071
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23		200	196,941
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		185	169,522
Nabors Industries, Inc.,
Gtd. Notes
5.500%	01/15/23	(a)	75	59,529
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26		175	171,219
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, MTN, 144A
4.300%	05/20/23		200	196,872
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.375%	03/13/22		300	293,850
5.500%	06/27/44		440	333,599
6.500%	01/23/29		105	97,913
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.600%	12/01/24		200	195,620
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26		50	46,074
3.700%	03/15/28		260	240,484

				3,511,083

SEE NOTES TO FINANCIAL STATEMENTS.

A410

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
2.450%	12/15/20	220	$216,008
3.650%	09/15/24	30	29,480

			245,488

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26	55	50,973
3.600%	05/14/25	220	211,021
4.500%	05/14/35	200	185,021
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.500%	06/25/21	230	228,372
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23	315	313,951
CVS Health Corp.,
Sr. Unsec’d. Notes
3.125%	03/09/20	505	504,000
5.050%	03/25/48	315	306,372
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes, 144A
3.912%	08/27/21	80	80,498
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20	375	369,136
3.300%	02/25/21	150	149,449
McKesson Corp.,
Sr. Unsec’d. Notes
3.650%	11/30/20	355	356,698
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25	10	10,259
4.600%	06/01/44	35	35,916
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	260	245,782
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21	175	165,806
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.700%	07/19/19	510	502,083

			3,715,337

Pipelines — 0.1%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27	70	68,112
Boardwalk Pipelines LP,
Gtd. Notes
4.450%	07/15/27	50	46,165
4.950%	12/15/24	60	60,844
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20	90	89,690

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	10/01/23	65	$65,325
4.250%	12/01/26	55	54,385
Sub. Notes
6.000%(ff)	01/15/77	115	103,268
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19	25	24,844
Enterprise Products Operating LLC,
Gtd. Notes
3.500%	02/01/22	910	912,409
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46	45	40,945
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	150	143,478
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	130	121,601
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.100%	09/15/45	165	152,446

			1,883,512

Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.450%	04/30/25	595	572,716
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.625%	11/15/27	535	502,880
4.125%	07/01/24	50	50,217
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26	75	72,575
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22	45	44,868
3.900%	03/15/27	70	66,261
4.125%	06/15/26	115	111,358
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/21	30	29,990
3.700%	06/15/26	200	192,251
4.750%	05/15/47	85	78,790
Essex Portfolio LP,
Gtd. Notes
3.375%	04/15/26	230	219,831
4.500%	03/15/48	350	335,479
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	160	150,242
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	200	193,249
4.250%	08/15/29	100	97,638
4.375%	10/01/25	40	40,140

SEE NOTES TO FINANCIAL STATEMENTS.

A411

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.300%	02/01/25	145	$138,203
Regency Centers LP,
Gtd. Notes
4.125%	03/15/28	150	148,102
SBA Tower Trust,
Asset-Backed, 144A
2.877%	07/15/46	90	88,349
2.898%	10/11/44	160	159,057
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	100	97,826
VEREIT Operating Partnership LP,
Gtd. Notes
3.950%	08/15/27	195	181,029
4.625%	11/01/25	675	676,258
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.250%	10/05/20	200	199,722

			4,447,031

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.625%	04/21/19	265	263,705
3.125%	04/21/26	70	65,340
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	250	238,186
4.625%	09/15/21	50	51,326
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19	200	199,544
4.375%	03/15/23	505	484,564
4.450%	02/15/25	10	9,216
4.850%	04/01/24	105	101,466
Walmart, Inc.,
Sr. Unsec’d. Notes
3.400%	06/26/23	650	656,698

			2,070,045

Semiconductors — 0.1%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.850%	03/12/20	260	259,087
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.200%	01/15/21	265	256,193
3.000%	01/15/22	565	543,362
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A
3.922%	06/01/21	190	188,478

			1,247,120

Software — 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/28	740	735,128

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (continued)
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	150	$155,499
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	500	479,816

			1,370,443

Telecommunications — 0.1%
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42	25	24,584
3.663%	05/15/45	50	48,573
3.720%	07/15/43	160	159,502
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25	45	43,874
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36	175	163,428
5.150%	09/15/23	625	665,222
5.250%	03/16/37	200	208,333
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24	555	547,025

			1,860,541

Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	203,502
JB Hunt Transport Services, Inc.,
Gtd. Notes
2.400%	03/15/19	25	24,957
Kansas City Southern,
Gtd. Notes
4.300%	05/15/43	80	74,418

			302,877

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20	15	14,854
3.250%	09/15/26	375	343,793
3.500%	03/15/28	280	257,121
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.500%	06/15/19	30	29,858
3.200%	07/15/20	150	149,252
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
4.125%	07/15/23	200	200,909

			995,787

TOTAL CORPORATE BONDS (cost $90,441,586)			88,488,129

SEE NOTES TO FINANCIAL STATEMENTS.

A412

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.3%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.907%	10/01/50	430	$611,228
California State Public Works Board,
Revenue Bonds, BABs
7.804%	03/01/35	200	270,006
Northern California Power Agency,
Revenue Bonds, BABs
7.311%	06/01/40	200	262,702
San Jose Redevelopment Agency Successor Agency,
Tax Allocation
3.375%	08/01/34	165	155,310
State of California,
General Obligation Unlimited, BABs
7.500%	04/01/34	120	163,528
7.625%	03/01/40	100	142,379
University of California,
Revenue Bonds
4.131%	05/15/45	15	15,054

			1,620,207

Florida — 0.0%
State Board of Administration Finance Corp.,
Revenue Bonds
2.638%	07/01/21	175	174,286

Georgia — 0.1%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.655%	04/01/57	599	657,438

Illinois — 0.1%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Ltd., BABs
5.720%	12/01/38	410	492,865

Michigan — 0.0%
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	291,775

New York — 0.0%
New York State Dormitory Authority,
Revenue Bonds
3.879%	07/01/46	375	360,356
Port Authority of New York & New Jersey,
Revenue Bonds
5.310%	08/01/46	50	53,982

			414,338

North Carolina — 0.0%
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	150	156,141

South Carolina — 0.0%
South Carolina Public Service Authority,
Revenue Bonds
2.388%	12/01/23	220	208,765

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Wisconsin — 0.0%
State of Wisconsin,
Revenue Bonds
3.954%	05/01/36	250	$250,155

TOTAL MUNICIPAL BONDS (cost $4,415,078)			4,265,970

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
COLT Mortgage Loan Trust,
Series 2017-1, Class A1, 144A
2.614%(cc)	05/27/47	63	62,167
Series 2018-1, Class A1, 144A
2.930%(cc)	02/25/48	113	111,760
Deephaven Residential Mortgage Trust,
Series 2018-1A, Class A1, 144A
2.976%(cc)	12/25/57	166	164,299
Fannie Mae Connecticut Avenue Securities,
Series 2016-C03, Class 1M1, 1 Month LIBOR + 2.000%
4.506%(c)	10/25/28	17	16,973
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%
3.956%(c)	01/25/29	25	25,498
Series 2018-C03, Class 1M1, 1 Month LIBOR + 0.680%
3.186%(c)	10/25/30	212	211,926
Fannie Mae REMICS,
Series 2018-44, Class PC
4.000%	06/25/44	191	196,196
Freddie Mac REMICS,
Series 4604, Class FH, 1 Month LIBOR + 0.500%
2.955%(c)	08/15/46	13	12,612
Series 4621, Class FK, 1 Month LIBOR + 0.500%
2.955%(c)	10/15/46	64	64,338
Series 4623, Class EF, 1 Month LIBOR + 0.450%
2.905%(c)	10/15/46	39	38,795
Series 4623, Class MF, 1 Month LIBOR + 0.500%
2.955%(c)	10/15/46	40	40,037
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA3, Class M2, 1 Month LIBOR + 2.850%
5.356%(c)	04/25/28	127	130,884
Series 2016-HQA1, Class M2, 1 Month LIBOR + 2.750%
5.256%(c)	09/25/28	163	165,105
Series 2016-HQA3, Class M1, 1 Month LIBOR + 0.800%
3.306%(c)	03/25/29	27	26,874
Series 2018-DNA1, Class M1, 1 Month LIBOR + 0.450%
2.956%(c)	07/25/30	372	369,874
Series 2018-SPI2, Class M1, 144A
3.819%(cc)	05/25/48	298	297,072
Galton Funding Mortgage Trust,
Series 2018-1, Class A23, 144A
3.500%(cc)	11/25/57	184	181,446
Government National Mortgage Assoc.,
Series 2017-184, Class JH
3.000%	12/20/47	194	193,912
Series 2018-8, Class DA
3.000%	11/20/47	134	133,673
Homeward Opportunities Fund I Trust,
Series 2018-1, Class A1, 144A
3.766%(cc)	06/25/48	283	282,281

SEE NOTES TO FINANCIAL STATEMENTS.

A413

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MetLife Securitization Trust,
Series 2018-1A, Class A, 144
3.750%(cc)	03/25/57		610	$615,874
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A
3.000%(cc)	09/25/55		54	52,012
Sequoia Mortgage Trust,
Series 2018-CH1, Class A11, 144A
3.500%(cc)	02/25/48		274	273,304
Series 2018-CH2, Class A3, 144A
4.000%(cc)	06/25/48		513	517,013
Series 2018-CH4, Class A11, 144A
4.000%(cc)	10/25/48		818	825,948
Verus Securitization Trust,
Series 2018-INV1, Class A1, 144A
3.626%(cc)	03/25/58		239	239,025

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,244,268)				5,248,898

SOVEREIGN BONDS — 0.3%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		200	198,000
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21		400	408,594
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26		350	342,125
4.750%	03/08/44		100	90,900
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36		60	73,200
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.900%	12/06/19		225	223,166
2.200%	07/26/22		500	488,803
3.300%	03/15/28		355	358,576
Sr. Unsec’d. Notes, MTN, 144A
1.750%	08/26/20		200	196,819
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22		25	24,349
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	(a)	250	251,248
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28		695	714,099
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.550%	02/12/21		585	582,788
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21		100	100,039
Unsec’d. Notes
3.500%	07/29/20		325	329,138

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	145	$141,957
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	100	101,338

TOTAL SOVEREIGN BONDS (cost $4,673,224)			4,625,139

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.6%
Federal Home Loan Bank
1.000%	09/26/19	325	321,070
Federal Home Loan Mortgage Corp.
2.500%	06/01/30	316	309,116
3.000%	01/01/27	29	29,221
3.000%	02/01/30	49	49,381
3.000%	08/01/43	185	182,235
3.500%	03/01/42	5	5,151
3.500%	12/01/42	123	124,235
3.500%	07/01/43	78	78,625
3.500%	01/01/44	181	182,666
3.500%	03/01/45	359	361,384
3.500%	03/01/46	313	314,468
4.000%	09/01/40	3	2,963
4.000%	12/01/40	45	45,936
4.000%	02/01/41	51	52,885
4.000%	04/01/42	7	7,657
4.000%	06/01/42	23	23,958
4.000%	11/01/45	196	200,285
4.500%	05/01/40	20	20,932
4.500%	10/01/41	151	157,761
4.500%	05/01/42	72	75,262
5.000%	07/01/35	33	35,382
5.000%	09/01/39	7	7,043
5.500%	06/01/36	39	42,051
6.000%	08/01/34	24	26,657
6.000%	01/01/38	8	8,862
Federal National Mortgage Assoc.
1.000%	08/28/19	850	840,942
1.250%	08/17/21	630	610,077
1.500%	02/28/20	130	128,520
2.000%	07/01/28	17	17,054
2.500%	TBA	80	78,127
2.500%	05/01/30	46	45,490
2.500%	11/01/31	605	590,769
2.500%	05/01/32	186	181,619
2.500%	10/01/32	94	91,902
2.500%	02/01/43	24	22,702
2.500%	08/01/46	362	341,473
2.500%	10/01/46	139	131,368
3.000%	TBA	1,310	1,276,863
3.000%	TBA	351	342,479
3.000%	TBA	140	139,653
3.000%	12/01/27	12	11,829
3.000%	10/01/28	29	28,668
3.000%	03/01/30	85	85,490
3.000%	08/01/32	21	20,578

SEE NOTES TO FINANCIAL STATEMENTS.

A414

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/01/32	76	$76,163
3.000%	10/01/32	193	192,918
3.000%	09/01/33	17	16,821
3.000%	11/01/36	182	179,393
3.000%	11/01/36	161	158,817
3.000%	11/01/36	38	37,530
3.000%	12/01/36	46	45,615
3.000%	10/01/37	662	655,044
3.000%	01/01/43	53	51,826
3.000%	05/01/43	244	239,706
3.000%	05/01/43	36	35,264
3.000%	05/01/43	3	2,815
3.000%	03/01/46	546	533,932
3.000%	06/01/46	346	337,353
3.000%	09/01/46	56	54,180
3.000%	10/01/46	720	702,503
3.000%	10/01/46	663	647,168
3.000%	10/01/46	459	449,036
3.000%	10/01/46	442	431,533
3.000%	10/01/46	103	99,999
3.000%	11/01/46	1,771	1,729,277
3.000%	11/01/46	881	860,441
3.000%	11/01/46	255	248,787
3.000%	11/01/46	219	213,942
3.000%	11/01/46	173	168,724
3.000%	11/01/46	125	122,080
3.000%	11/01/46	55	53,460
3.000%	11/01/46	35	34,476
3.000%	11/01/46	24	23,668
3.000%	12/01/46	224	218,393
3.000%	12/01/46	185	180,829
3.000%	12/01/46	177	173,066
3.000%	12/01/46	176	172,398
3.000%	12/01/46	116	113,060
3.000%	12/01/46	30	29,732
3.000%	01/01/47	118	115,463
3.000%	08/01/47	653	638,474
3.000%	11/01/47	1,271	1,240,387
3.500%	TBA	1,165	1,164,795
3.500%	11/01/32	242	244,985
3.500%	05/01/33	945	956,391
3.500%	02/01/35	21	20,893
3.500%	01/01/36	182	185,451
3.500%	06/01/38	134	135,981
3.500%	10/01/41	22	21,741
3.500%	07/01/42	65	65,844
3.500%	07/01/42	58	58,271
3.500%	03/01/43	52	52,519
3.500%	06/01/43	33	32,890
3.500%	06/01/43	21	21,035
3.500%	07/01/43	133	133,896
3.500%	09/01/43	72	72,747
3.500%	01/01/44	581	584,588
3.500%	01/01/44	492	494,926
3.500%	01/01/44	131	132,180
3.500%	03/01/44	34	33,796
3.500%	07/01/44	129	129,987
3.500%	04/01/45	220	221,077

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/45	41	$40,737
3.500%	04/01/45	1	1,303
3.500%	05/01/45	104	103,953
3.500%	06/01/45	126	126,862
3.500%	07/01/45	220	221,210
3.500%	08/01/45	1,141	1,145,396
3.500%	09/01/45	236	236,372
3.500%	11/01/45	223	224,151
3.500%	11/01/45	50	50,556
3.500%	11/01/45	49	49,303
3.500%	12/01/45	911	914,258
3.500%	12/01/45	479	480,612
3.500%	12/01/45	346	349,493
3.500%	12/01/45	307	307,299
3.500%	01/01/46	403	404,506
3.500%	01/01/46	161	161,884
3.500%	04/01/46	161	161,276
3.500%	06/01/46	420	421,404
3.500%	06/01/46	258	260,196
3.500%	08/01/46	438	439,566
3.500%	09/01/46	590	590,603
3.500%	01/01/47	1,430	1,433,112
3.500%	01/01/47	616	617,354
3.500%	02/01/47	58	58,044
3.500%	03/01/47	1,077	1,078,947
3.500%	12/01/47	22	22,399
3.500%	04/01/48	620	619,930
4.000%	TBA	1,160	1,182,475
4.000%	TBA	355	361,527
4.000%	11/01/40	369	379,273
4.000%	11/01/40	61	62,822
4.000%	12/01/40	15	15,537
4.000%	02/01/41	97	99,413
4.000%	02/01/41	82	84,599
4.000%	02/01/41	42	42,793
4.000%	02/01/41	33	33,527
4.000%	01/01/42	36	37,300
4.000%	08/01/42	72	73,658
4.000%	01/01/43	27	28,246
4.000%	06/01/45	878	897,120
4.000%	07/01/45	764	779,882
4.000%	09/01/45	347	353,839
4.000%	09/01/45	20	20,627
4.000%	10/01/45	180	184,191
4.000%	11/01/45	19	18,924
4.000%	12/01/45	875	900,668
4.000%	12/01/45	40	41,205
4.000%	01/01/46	559	570,529
4.000%	02/01/46	474	483,883
4.000%	03/01/46	50	51,406
4.000%	07/01/46	109	111,696
4.000%	08/01/46	671	684,324
4.000%	09/01/46	588	600,493
4.000%	09/01/46	16	16,811
4.000%	12/01/46	17	17,427
4.000%	02/01/47	151	154,477
4.000%	05/01/47	571	584,294
4.000%	08/01/47	868	885,002

SEE NOTES TO FINANCIAL STATEMENTS.

A415

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	08/01/47	669		$684,061
4.000%	08/01/47	525		535,299
4.000%	02/01/48	154		156,598
4.000%	07/01/48	411		418,777
4.500%	TBA	500		517,744
4.500%	08/01/24	7		6,871
4.500%	01/01/27	8		7,756
4.500%	09/01/35	33		34,488
4.500%	12/01/39	8		7,870
4.500%	03/01/40	16		16,474
4.500%	08/01/40	84		88,338
4.500%	10/01/40	37		38,501
4.500%	05/01/41	18		19,227
4.500%	01/01/44	146		152,160
4.500%	04/01/44	68		70,713
4.500%	02/01/46	252		265,085
4.500%	03/01/46	255		265,331
4.500%	09/01/46	408		427,278
4.500%	06/01/47	22		23,114
4.500%	07/01/47	93		96,071
4.500%	11/01/47	435		455,405
4.500%	05/01/48	936		980,605
4.500%	05/01/48	868		899,354
4.500%	05/01/48	423		441,031
5.000%	TBA	235		246,144
5.000%	04/01/19	—	(r)	1
5.000%	10/01/33	15		16,351
5.000%	11/01/33	4		4,135
5.000%	11/01/33	4		4,087
5.000%	10/01/34	6		6,297
5.000%	04/01/35	2		2,638
5.000%	07/01/35	14		14,930
5.000%	07/01/35	10		10,846
5.000%	07/01/35	3		3,375
5.000%	10/01/35	19		20,255
5.000%	09/01/40	671		712,495
5.000%	07/01/41	226		240,412
5.000%	02/01/42	39		41,844
5.000%	05/01/42	31		33,345
5.000%	07/01/42	73		77,125
5.000%	05/01/48	155		162,610
5.000%	06/01/48	124		130,986
5.000%	08/01/48	381		399,686
5.500%	TBA	205		216,916
5.500%	04/01/34	8		8,760
5.500%	02/01/35	19		20,290
5.500%	11/01/35	37		39,791
5.500%	01/01/36	7		7,512
5.500%	07/01/36	37		40,225
5.500%	08/01/37	883		950,646
5.500%	08/01/37	45		48,879
5.500%	05/01/44	1,213		1,304,499
6.000%	02/01/34	133		145,197
6.000%	04/01/35	9		9,919
6.000%	04/01/35	8		9,156
6.000%	03/01/37	31		33,599
6.000%	01/01/40	7		7,568
6.000%	07/01/41	464		505,184

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	07/01/41	114	$124,060
6.500%	11/01/36	13	14,951
Government National Mortgage Assoc.
2.500%	10/20/42	27	26,583
2.500%	01/20/43	12	11,539
2.500%	05/20/43	148	143,211
2.500%	09/20/46	519	496,930
3.000%	08/20/43	37	36,623
3.000%	04/20/46	79	78,360
3.000%	08/20/46	803	792,387
3.000%	09/20/46	1,594	1,572,354
3.000%	10/20/46	628	618,963
3.000%	11/20/46	636	627,359
3.000%	12/20/46	1,270	1,251,376
3.500%	01/15/42	13	12,970
3.500%	03/20/42	33	33,237
3.500%	05/20/42	12	12,096
3.500%	06/20/42	16	15,803
3.500%	08/20/42	27	27,023
3.500%	09/20/42	70	71,127
3.500%	12/20/42	13	12,799
3.500%	01/20/43	90	90,808
3.500%	02/20/43	30	30,267
3.500%	03/20/43	37	37,424
3.500%	05/20/43	25	25,555
3.500%	07/20/43	23	23,650
3.500%	09/20/43	125	126,698
3.500%	10/15/43	59	60,136
3.500%	02/20/45	16	15,616
3.500%	10/20/45	18	17,910
3.500%	02/20/46	67	67,691
3.500%	02/20/46	51	51,717
3.500%	03/20/46	260	262,420
3.500%	06/20/46	173	174,198
3.500%	02/20/48	1,557	1,564,126
4.000%	02/15/41	7	7,562
4.000%	03/15/41	8	8,109
4.000%	10/20/41	59	60,483
4.000%	04/20/42	40	41,538
4.000%	02/20/44	49	50,586
4.000%	01/20/46	97	99,532
4.000%	05/20/46	121	124,083
4.000%	05/20/47	1,789	1,833,215
4.000%	07/20/47	360	368,453
4.000%	08/20/47	567	581,442
4.000%	11/20/48	329	337,408
4.000%	12/20/48	285	290,661
4.500%	05/20/40	29	30,951
4.500%	01/20/41	42	43,890
4.500%	07/20/45	596	622,282
4.500%	09/15/45	38	39,356
4.500%	12/20/45	9	9,540
4.500%	01/20/46	47	49,271
4.500%	07/20/47	477	494,030
4.500%	08/20/47	844	874,160
4.500%	09/20/47	244	252,699
5.000%	05/20/33	12	13,240
5.000%	12/20/34	10	10,454

SEE NOTES TO FINANCIAL STATEMENTS.

A416

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	04/15/39		8	$8,671
5.000%	09/15/39		4	4,148
5.000%	12/15/39		15	15,979
5.000%	01/15/40		14	14,974
5.000%	02/15/40		6	6,922
5.000%	05/20/40		20	20,800
5.000%	06/15/40		13	13,811
5.000%	06/20/40		18	18,855
5.000%	08/20/40		6	5,996
5.000%	11/20/42		33	35,376
5.000%	07/20/47		643	670,287
5.000%	08/20/47		68	70,970
5.000%	09/20/47		510	531,622
5.000%	10/20/47		310	323,173
5.000%	11/20/47		163	169,299
5.000%	12/20/47		498	518,309
5.000%	02/20/48		231	241,118
5.000%	05/20/48		71	74,326
5.000%	06/20/48		82	86,296
5.000%	07/20/48		159	168,879
5.000%	07/20/48		30	31,427
5.000%	09/20/48		90	95,195
5.500%	08/20/38		14	14,957
5.500%	05/20/48		616	645,059

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $75,238,239)				74,618,964

U.S. TREASURY OBLIGATIONS — 2.2%
U.S. Treasury Bonds
2.250%	08/15/46		965	824,736
2.500%	02/15/45		325	294,531
2.500%	02/15/46		295	266,330
2.500%	05/15/46		345	311,133
2.750%	11/15/42		135	129,078
2.750%	08/15/47		2,085	1,974,642
2.875%	08/15/45		195	189,927
2.875%	11/15/46		400	388,922
3.000%	11/15/44		60	59,909
3.000%	11/15/45		225	224,534
3.000%	05/15/47		755	751,756
3.000%	08/15/48		2,050	2,040,311
3.125%	11/15/41		1,370	1,402,698
3.125%	02/15/43		240	244,809
3.375%	05/15/44		690	734,904
3.500%	02/15/39		2,105	2,302,426
4.250%	05/15/39		400	482,547
4.500%	02/15/36		485	597,800
4.500%	05/15/38	(a)(k)	3,560	4,431,227
5.375%	02/15/31		30	38,114
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19		19	19,148
0.125%	04/15/21		39	37,867
0.125%	04/15/22		312	301,756
0.125%	07/15/22		298	289,437
0.125%	01/15/23		46	44,546
0.125%	07/15/24		33	31,658
0.250%	01/15/25		450	430,710

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.375%	01/15/27	110	$104,403
0.375%	07/15/27	26	24,517
0.500%	01/15/28	101	96,855
0.625%	07/15/21	129	127,616
0.625%	01/15/24	84	83,104
0.625%	01/15/26	350	340,805
0.625%	02/15/43	176	154,214
0.750%	02/15/42	19	17,564
0.750%	02/15/45	55	48,961
0.875%	02/15/47	21	19,327
1.000%	02/15/46	74	69,705
1.000%	02/15/48	10	9,718
1.250%	07/15/20	203	202,496
1.375%	02/15/44	14	14,561
1.750%	01/15/28	8	8,203
1.875%	07/15/19	85	84,991
2.000%	01/15/26	23	24,475
2.125%	01/15/19	13	13,170
2.125%	02/15/40	29	33,961
2.125%	02/15/41	33	39,540
2.500%	01/15/29	241	274,791
3.875%	04/15/29	27	34,242
U.S. Treasury Notes
1.375%	04/30/20	45	44,307
1.750%	11/30/21	190	186,170
1.875%	03/31/22	255	250,219
2.000%	11/30/22	70	68,726
2.125%	02/29/24	2,230	2,187,229
2.750%	08/31/23	5,355	5,415,035
2.750%	02/15/28	1,885	1,894,720
2.875%	09/30/23	8	8,130
2.875%	08/15/28	4,000	4,061,875
3.125%	11/15/28	49	50,307

TOTAL U.S. TREASURY OBLIGATIONS (cost $34,691,045)			34,839,393

TOTAL LONG-TERM INVESTMENTS (cost $1,543,301,838)			1,477,859,807

		Shares

SHORT-TERM INVESTMENTS — 12.6%

AFFILIATED MUTUAL FUNDS — 12.1%
PGIM Core Ultra Short Bond Fund(w)		104,135,605	104,135,605
PGIM Institutional Money Market Fund (cost $92,100,072; includes $91,890,610 of cash collateral for securities on loan)(b)(w)		92,100,935	92,091,725

TOTAL AFFILIATED MUTUAL FUNDS (cost $196,235,677)			196,227,330

SEE NOTES TO FINANCIAL STATEMENTS.

A417

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) — 0.5%
U.S. Treasury Bills
2.226%	01/17/19		4	$3,996
2.490%	06/13/19	(k)	7,350	7,269,256

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,272,113)				7,273,252

TOTAL SHORT-TERM INVESTMENTS (cost $203,507,790)				203,500,582

TOTAL INVESTMENTS — 103.9% (cost $1,746,809,628)				1,681,360,389
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (3.9)%				(62,793,508)

NET ASSETS — 100.0%				$1,618,566,881

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $7 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $89,016,476; cash collateral of $91,890,610 (included in liabilities)

was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

FORWARD COMMITMENT CONTRACT

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)	Value
Federal National Mortgage Assoc. (proceeds receivable $2,101,990)	3.500%	TBA	01/14/19	(2,115)	$(2,114,628)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
15	2 Year U.S. Treasury Notes	Mar. 2019	$3,184,687	$1,953
32	5 Year U.S. Treasury Notes	Mar. 2019	3,670,000	18,969
19	10 Year U.S. Treasury Notes	Mar. 2019	2,318,297	7,531
9	20 Year U.S. Treasury Bonds	Mar. 2019	1,314,000	1,312
7	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	1,124,594	(187)
320	Mini MSCI EAFE Index	Mar. 2019	27,456,000	165,215
99	Mini MSCI Emerging Markets Index	Mar. 2019	4,785,660	10,880
153	Russell 2000 E-Mini Index	Mar. 2019	10,319,850	82,971
424	S&P 500 E-Mini Index	Mar. 2019	53,110,240	214,757
36	S&P Mid Cap 400 E-Mini Index	Mar. 2019	5,983,920	42,070

				545,471

Short Position:
3	10 Year U.S. Treasury Notes	Mar. 2019	366,047	(8,719)

				$536,752

SEE NOTES TO FINANCIAL STATEMENTS.

A418

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Japanese Yen, Expiring 01/18/19	Imperial Capital LLC	JPY	109,285	$964,384	$998,554	$—	$(34,170)

Credit Default Swap Agreement outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	9,500	0.877%	$34,458	$56,164	$21,706
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	2,300	0.877%	13,317	13,655	338

					$47,775	$69,819	$22,044

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$8,713
JPMorgan Securities LLC	—	396,594
Morgan Stanley & Co. International	—	4,500,016

Total	$—	$4,905,323

SEE NOTES TO FINANCIAL STATEMENTS.

A419

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$887,080,586	$358,443,749	$7
Preferred Stocks	3,002,056	617,899	—
Rights	2,349	—	—
Unaffiliated Exchange Traded Fund	571,174	—	—
Asset-Backed Securities
Automobiles	—	2,632,851	—
Collateralized Loan Obligations	—	2,833,529	—
Credit Cards	—	252,008	—
Equipment	—	857,685	—
Other	—	2,790,542	—
Residential Mortgage-Backed Securities	—	1,077,908	—
Student Loans	—	253,146	—
Commercial Mortgage-Backed Securities	—	5,357,825	—
Corporate Bonds	—	88,488,129	—
Municipal Bonds	—	4,265,970	—
Residential Mortgage-Backed Securities	—	5,248,898	—
Sovereign Bonds	—	4,625,139	—
U.S. Government Agency Obligations	—	74,618,964	—
U.S. Treasury Obligations	—	42,112,645	—
Affiliated Mutual Funds	196,227,330	—	—
Other Financial Instruments*
Forward Commitment Contracts	—	(2,114,628)	—
Futures Contracts	536,752	—	—
OTC Forward Foreign Currency Contract	—	(34,170)	—
Centrally Cleared Credit Default Swap Agreements	—	22,044	—

Total	$1,087,420,247	$592,350,133	$7

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (5.7% represents investments purchased with collateral from securities on loan)	12.1%
Banks	6.3
U.S. Government Agency Obligations	4.6
Equity Real Estate Investment Trusts (REITs)	4.5
Pharmaceuticals	4.2
Software	3.8
Health Care Equipment & Supplies	3.7
IT Services	3.6
Insurance	3.6
Oil, Gas & Consumable Fuels	3.0
U.S. Treasury Obligations	2.7
Internet & Direct Marketing Retail	2.6
Health Care Providers & Services	2.6

Interactive Media & Services	2.5%
Capital Markets	2.5
Aerospace & Defense	2.1
Semiconductors & Semiconductor Equipment	2.1
Hotels, Restaurants & Leisure	1.8
Electric Utilities	1.7
Chemicals	1.7
Industrial Conglomerates	1.6
Diversified Telecommunication Services	1.4
Machinery	1.3
Media	1.3
Food Products	1.3
Biotechnology	1.2
Electronic Equipment, Instruments & Components	1.1
Life Sciences Tools & Services	0.9
Entertainment	0.9
Auto Components	0.9
Specialty Retail	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A420

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (con’t)
Tobacco	0.8%
Multi-Utilities	0.8
Metals & Mining	0.8
Automobiles	0.8
Household Products	0.7
Beverages	0.7
Technology Hardware, Storage & Peripherals	0.7
Food & Staples Retailing	0.6
Professional Services	0.6
Electrical Equipment	0.6
Containers & Packaging	0.6
Communications Equipment	0.6
Commercial Services & Supplies	0.5
Real Estate Management & Development	0.5
Electric	0.4
Multiline Retail	0.4
Wireless Telecommunication Services	0.4
Road & Rail	0.4
Airlines	0.4
Residential Mortgage-Backed Securities	0.4
Diversified Financial Services	0.4
Thrifts & Mortgage Finance	0.4
Textiles, Apparel & Luxury Goods	0.4
Commercial Mortgage-Backed Securities	0.3
Household Durables	0.3
Sovereign Bonds	0.3
Building Products	0.3
Gas Utilities	0.3
Real Estate Investment Trusts (REITs)	0.3
Auto Manufacturers	0.3
Municipal Bonds	0.3
Healthcare-Services	0.2
Trading Companies & Distributors	0.2
Energy Equipment & Services	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Oil & Gas	0.2
Diversified Consumer Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Internet	0.2
Collateralized Loan Obligations	0.2
Leisure Products	0.2
Other	0.2
Water Utilities	0.2

Health Care Technology	0.2%
Retail	0.1
Construction & Engineering	0.1
Personal Products	0.1
Consumer Finance	0.1
Pipelines	0.1
Telecommunications	0.1
Air Freight & Logistics	0.1
Semiconductors	0.1
Foods	0.1
Computers	0.1
Trucking & Leasing	0.1
Healthcare-Products	0.1
Construction Materials	0.1
Marine	0.1
Gas	0.1
Equipment	0.0	*
Machinery-Diversified	0.0	*
Unaffiliated Exchange Traded Funds	0.0	*
Building Materials	0.0	*
Advertising	0.0	*
Distributors	0.0	*
Commercial Services	0.0	*
Paper & Forest Products	0.0	*
Electronics	0.0	*
Transportation	0.0	*
Forest Products & Paper	0.0	*
Miscellaneous Manufacturing	0.0	*
Agriculture	0.0	*
Student Loans	0.0	*
Credit Cards	0.0	*
Packaging & Containers	0.0	*
Environmental Control	0.0	*
Iron/Steel	0.0	*
Auto Parts & Equipment	0.0	*
Mining	0.0	*
Lodging	0.0	*

	103.9
Liabilities in excess of other assets	(3.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$22,044	*	—	$—
Equity contracts	Due from/to broker — variation margin futures	515,893	*	—	—
Equity contracts	Unaffiliated investments	2,349		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	34,170

SEE NOTES TO FINANCIAL STATEMENTS.

A421

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$29,765	*	Due from/to broker — variation margin futures	$8,906	*

Total		$570,051			$43,076

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$(105,991)
Equity contracts	(17,606,876)	—	—
Foreign exchange contracts	—	65,828	—
Interest rate contracts	(289,956)	—	—

Total	$(17,896,832)	$65,828	$(105,991)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$737
Equity contracts	2,349	(1,011,352)	—	—
Foreign exchange contracts	—	—	(11,983)	—
Interest rate contracts	—	54,234	—	—

Total	$2,349	$(957,118)	$(11,983)	$737

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For	the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Sold(2)	Credit Default Swap Agreements- Sell Protection(1)
$147,057,387	$371,478	$1,471,940	$19,380,000

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A422

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$89,016,476	$(89,016,476)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Imperial Capital LLC	$—	$(34,170)	$(34,170)	$—	$(34,170)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A423

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $89,016,476:
Unaffiliated investments (cost $1,550,573,951)	$1,485,133,059
Affiliated investments (cost $196,235,677)	196,227,330
Cash	56,954
Foreign currency, at value (cost $848,734)	848,272
Receivable for investments sold	35,054,771
Receivable for Portfolio shares sold	24,863,028
Dividends and interest receivable	5,256,295
Tax reclaim receivable	728,063
Due from broker-variation margin futures	462,496
Receivable from affiliate	98,747
Due from broker-variation margin swaps	3,537
Prepaid expenses	13,411

Total Assets	1,748,745,963

LIABILITIES:
Payable to broker for collateral for securities on loan	91,890,610
Payable for investments purchased	34,727,319
Forward commitment contracts, at value (proceeds receivable $2,101,990)	2,114,628
Management fees payable	562,639
Accrued expenses and other liabilities	500,327
Payable to affiliate	259,246
Distribution fee payable	64,054
Unrealized depreciation on OTC forward foreign currency contracts	34,170
Foreign capital gains tax liability accrued	25,720
Affiliated transfer agent fee payable	369

Total Liabilities	130,179,082

NET ASSETS	$1,618,566,881

Net assets were comprised of:
Partners Equity	$1,618,566,881

Net asset value and redemption price per share, $1,618,566,881 / 127,433,961 outstanding shares of beneficial interest	$12.70

STATEMENT OF OPERATIONS

Year Ended Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,208,007, of which $132,304 is reimbursable by an affiliate)	$26,904,010
Interest income (net of $770 foreign withholding tax)	7,767,848
Affiliated dividend income	3,984,170
Income from securities lending, net (including affiliated income of $324,044)	652,158

39,308,186

EXPENSES
Management fees	12,468,423
Distribution fee	4,382,001
Custodian and accounting fees	834,932
Trustees’ fees	28,270
Audit fee	26,854
Legal fees and expenses	15,300
Shareholders’ reports	14,650
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	80,683

Total expenses	17,858,100
Less: Fee waivers and/or expense reimbursement	(157,752)

Net expenses	17,700,348

NET INVESTMENT INCOME (LOSS)	21,607,838

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(12,436)) (net of foreign capital gains taxes $(28,602))	57,611,517
Futures transactions	(17,896,832)
Swap agreements transactions	(105,991)
Forward currency contracts transactions	65,828
Foreign currency transactions	(215,731)

39,458,791

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,779)) (net of change in foreign capital gains taxes $18,535)	(228,555,717)
Futures	(957,118)
Swap agreements	737
Forward currency contracts	(11,983)
Foreign currencies	2,608

(229,521,473)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(190,062,682)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(168,454,844)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$21,607,838	$9,532,290
Net realized gain (loss) on investment and foreign currency transactions	39,458,791	56,020,954
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(229,521,473)	130,541,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(168,454,844)	196,094,811

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [55,611,045 and 28,684,639 shares, respectively]	766,011,854	368,652,658
Portfolio share repurchased [30,041,465 and 238,781 shares, respectively]	(379,279,892)	(2,917,658)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	386,731,962	365,735,000

CAPITAL CONTRIBUTIONS	23,284	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	218,300,402	561,829,811
NET ASSETS:
Beginning of year	1,400,266,479	838,436,668

End of year	$1,618,566,881	$1,400,266,479

SEE NOTES TO FINANCIAL STATEMENTS.

A424

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi (offshore)
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

AQXE	Aquis Exchange
ASX	Australian Securities Exchange
BVC	Colombian Securities Exchange
CBOE	Chicago Board Options Exchange
CHI-X	European Equity Exchange
FTSE	Financial Times Stock Exchange
LME	London Metal Exchange
MICEX	Moscow Interbank Currency Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
QMTF	Quote Multilateral Trading Facility
OMXS30	Stockholm Stock Exchange
SGMX	Sigma X MTF
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XBRN	Berne Stock Exchange
XEQT	Boerse Berlin Equiduct Trading
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
XPAR	Paris Stock Exchange
XTSE	Toronto Stock Exchange

Index:

ABX	Asset-Backed Securities Index
BTP	Buoni del Tesoro Poliennali
CAC40	French Stock Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CNX	CNX Nifty Index
CPI	Consumer Price Index
DAX	German Stock Index
EONIA	Euro Overnight Index Average
HICP	Harmonised Index of Consumer Prices
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
iTraxx	International Credit Derivative Index
MIB	Milano Italia Borsa
NIKKEI	Japanese Stock Market Index
QMTF	Quote Multilateral Trading Facility
SONIA	Sterling Overnight Index Average
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUDOIS	Australian Overnight Index Swap
BABs	Build America Bonds
BADLAR	Buenos Aires Deposits of Large Amount Rate
BBA	British Bankers Association
BBR	New Zealand Bank Bill Rate
BBSW	Australian Bank Bill Swap Reference Rate
Bobl	Bundesobligationen-German Government Bonds
bps	Basis Points
BROIS	Brazilian Overnight Index Swap
BTP	Buoni del Tesoro Poliennal
BUBOR	Budapest Interbank Offered Rate
CDI	Chess Depository Interest
CDOR	Canadian Dealer Offered Rate
CDS	Credit Default Swap
CLO	Collateralized Loan Obligation
CLOIS	Sinacofi Chile Interbank Rate Average
COOIS	Colombia Overnight Interbank Reference Rate
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)

SEE NOTES TO FINANCIAL STATEMENTS.

A425

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corporation
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
HIBOR	Hong Kong Interbank Offered Rate
HICP	Harmonized Index of Consumer Prices
IO	Interest Only (Principal amount represents notional)
JIBAR	Johannesburg Interbank Agreed Rate
KWCDC	Korean Won Certificate of Deposit
LIBOR	London Interbank Offered Rate
LME	London Metal Exchange
MIBOR	Mumbai Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PO	Principal Only
PQSC	Private Qatar Stock Company
PRIBOR	Prague Interbank Offered Rate
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
REITs	Real Estate Investment Trusts
RSP	Savings Shares
RTS	Russian Trading System
S&P	Standard & Poor
SDR	Sweden Depositary Receipt
SGMX	SIGMA X MTF
SLM	Student Loan Mortgage
SMB	Sallie Mae Bank
SONIA	Sterling Overnight Index Average
STACR	Structured Agency Credit Risk
STIBOR	Stockholm Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TELBOR	Tel Aviv Interbank Offered Rate
THBFIX	Thai Baht Interest Rate Fixing
TIPS	Treasury Inflation-Protected Securities
UTS	Unit Trust Security
USOIS	United States Overnight Index Swap
WIBOR	Warsaw Interbank Offered Rate
WTI	West Texas Intermediate

SEE NOTES TO FINANCIAL STATEMENTS.

A426

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 10 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio. For purposes of the 1940 Act a non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and Subadviser(s):

	Objective(s)	Subadviser(s)
AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”)	Long-term capital appreciation.	AlphaSimplex Group, LLC / AQR Capital Management, LLC / CoreCommodity Management, LLC / First Quadrant, L.P. / Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.) / Morgan Stanley Investment Management, Inc. / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates LLC (“QMA”)(a wholly-owned subsidiary of PGIM, Inc.) / Western Asset Management Company, LLC / Western Asset Management Company Limited

AST AQR Large-Cap Portfolio (“AQR Large-Cap”)	Long-term capital appreciation.	AQR Capital Management, LLC

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC

B1

	Objective(s)	Subadviser(s)
AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi- Asset”)	High level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”)	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.

AST Legg Mason Diversified Growth Portfolio (“Legg Mason Diversified Growth”)	High risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC / ClearBridge Investments, LLC / QS Investors, LLC / Western Asset Management Company, LLC / Western Asset Management Company Limited

AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”)	Total return.	Affinity Investment Advisors, LLC / Boston Advisors, LLC / C.S. McKee, LP / EARNEST Partners, LLC / Epoch Investment Partners, Inc. / Longfellow Investment Management Co., LLC / Parametric Portfolio Associates, LLC / Thompson, Siegel & Walmsley, LLC

AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd. / T. Rowe Price International, Ltd., Tokyo Branch / T. Rowe Price Hong Kong Limited

2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”), with the exception of Legg Mason Diversified Growth for which PGIM Investments is the sole Investment Manager. Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

B2

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates.

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Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains

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(losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial/Commodity Futures Contracts:    A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as

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unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates and to gain exposure to commodities. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Reverse Repurchase Agreements:    Certain Portfolios enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

During the year ended December 31, 2018, Academic Strategies held reverse repurchase agreements with an average value of $3,268,992 and a daily weighted average interest rate of 1.09%, collateralized by U.S. treasury securities and corporate bonds. As of December 31, 2018, there were no outstanding reverse repurchase agreements.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the

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return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios enter into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios enter into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

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Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment

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income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential as referenced in Note 4. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2018, the Investment Manager had engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

B10

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
Academic Strategies†*(1)	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.5525% first $300 million; 0.5425% on next $200 million; 0.5325% on next $250 million; 0.5225% on next $2.5 billion; 0.5125% on next $2.75 billion; 0.4825% on next $4 billion; 0.4625% in excess of $10 billion	0.63%
AQR Large-Cap	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.51%
Capital Growth Asset Allocation(1)	0.15%	0.15%
ClearBridge Dividend Growth	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.62%
Goldman Sachs Multi-Asset	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.64%
J.P. Morgan Global Thematic**	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%
J.P. Morgan Strategic Opportunities	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess $10 billion	0.80%
Legg Mason Diversified Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.65%
New Discovery Asset Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $750 million; 0.6225% on next $2 billion; 0.5925% on next $4 billion; 0.5725% in excess of $10 billion	0.66%
T. Rowe Price Growth Opportunities	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.70%

B11

Fee Waivers and/or Expense Limitations
Academic Strategies	contractually waive 0.007% through June 30, 2019
AQR Large-Cap	contractually waive 0.091% through June 30, 2018 contractually waive 0.007% through June 30, 2019
ClearBridge Dividend Growth	contractually waive 0.067% through June 30, 2018 contractually waive 0.012% through June 30, 2019
Goldman Sachs Multi-Asset***	contractually waive 0.12%
through June 30, 2019;
contractually limit expenses to
0.94% through June 30, 2018
effective July 1, 2018
contractually limit expenses to
0.93% through June 30, 2019
effective December 1, 2018
contractually waive 0.015%
through June 30, 2020
J.P. Morgan Strategic Opportunities	contractually waive 0.011% through June 30, 2019
Legg Mason Diversified Growth****	contractually limit expenses to 1.07% through June 30, 2019
New Discovery Asset Allocation	contractually waive 0.013% through June 30, 2019; contractually limit expenses to 1.08% through June 30, 2018
T. Rowe Price Growth Opportunities	contractually waive 0.009% through June 30, 2019

†

For Academic Strategies, the investment management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other Portfolios of the Trust. The investment management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other Portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.

*

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.
***

The Investment Manager has agreed to waive a portion of its investment manangement fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

****

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the investment management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the Subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

(1)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

B12

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Capital Growth Asset Allocation Portfolio. For assets that are invested in other Portfolios, no 12b-1 fee is charged for the assets of Academic Strategies Asset Allocation Portfolio and the 12b-1 fee is waived for the assets of Goldman Sachs Multi-Asset Portfolio and Legg Mason Diversified Growth Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was as follows:

Amount
Academic Strategies	$10,724
ClearBridge Dividend Growth	7,782
J.P. Morgan Global Thematic	43,632
J.P. Morgan Strategic Opportunities	23,587
Legg Mason Diversified Growth	2,136
New Discovery Asset Allocation	952
T. Rowe Price Growth Opportunities	644

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected

B13

Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

B14

2018 Withholding Tax
Academic Strategies	$178,838
Clearbridge Dividend Growth	15,042
Goldman Sachs Multi-Asset	307,597
J.P. Morgan Global Thematic	179,305
J.P. Morgan Strategic Opportunities	125,188
Legg Mason Diversified Growth	35,842
New Discovery Asset Allocation	53,407
T. Rowe Price Growth Opportunities	132,304

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Payment
Academic Strategies	$654,405
Clearbridge Dividend Growth	64,125
Goldman Sachs Multi Asset	1,119,206
J.P. Morgan Global Thematic	796,166
J.P. Morgan Strategic Opportunities	499,867
Legg Mason Diversified Growth	67,603
New Discovery Asset Allocation	214,126
T. Rowe Price Growth Opportunities	211,678

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
Academic Strategies	$181,748	$151,179
Clearbridge Dividend Growth	28,429	77,229
Goldman Sachs Multi-Asset	184,654	252,835
J.P. Morgan Global Thematic	228,062	182,898
J.P. Morgan Strategic Opportunities	289,918	177,951
Legg Mason Diversified Growth	6,779	11,121
New Discovery Asset Allocation	62,744	11,164
T. Rowe Price Growth Opportunities	23,170	114

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies	$2,460,074,921	$3,548,829,635
AQR Large-Cap	2,060,569,731	2,459,144,216
Capital Growth Asset Allocation	1,814,489,390	3,029,322,447
ClearBridge Dividend Growth	140,463,734	423,721,812
Goldman Sachs Multi-Asset	5,370,336,736	5,429,109,159
J.P. Morgan Global Thematic	1,967,925,532	2,180,136,928
J.P. Morgan Strategic Opportunities	1,693,024,298	2,003,117,494
Legg Mason Diversified Growth	189,386,403	146,701,831
New Discovery Asset Allocation	322,322,990	378,533,538

B15

	Cost of Purchases	Proceeds from Sales
T. Rowe Price Growth Opportunities	$1,525,098,259	$1,089,004,504

For the year ended December 31, 2018, the Portfolios’ purchases and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

	Purchases	Sales	Realized Gain
Academic Strategies	$14,617,375	$1,805,751	$34,205
T. Rowe Price Growth Opportunities	219,319	449,379	35,931

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Academic Strategies
AST AQR Emerging Markets Equity	$169,461,017	$11,000,001	$61,000,000	$(33,876,677)	$5,943,616	$91,527,957	8,809,235	$—
AST BlackRock Low Duration	742,763	—	—	5,533	—	748,296	69,159	—
AST BlackRock/Loomis Sayles Bond	25,141,627	18,169,099	16,682,000	(626,024)	387,638	26,390,340	1,947,627	—
AST ClearBridge Dividend Growth	42,062,773	—	24,318,000	(7,713,580)	6,965,506	16,996,699	1,012,311	—
AST Cohen & Steers Realty	174,366,355	8,000,000	46,100,001	(26,208,800)	17,452,892	127,510,446	11,570,821	—
AST Global Real Estate	302,709,345	8,000,000	52,350,000	(30,069,313)	15,895,688	244,185,720	20,451,065	—
AST Goldman Sachs Large-Cap Value	34,100,406	—	33,039,779	(7,700,901)	7,514,603	874,329	30,754	—
AST Goldman Sachs Mid-Cap Growth	115,747,059	10,000,000	30,866,000	(17,357,981)	12,347,395	89,870,473	9,963,467	—
AST Goldman Sachs Small-Cap Value	102,897,522	—	—	(14,470,641)	—	88,426,881	4,332,527	—
AST Government Money Market	247,555	3,218	—	—	—	250,773	250,773	3,218
AST High Yield	279,348,000	—	119,000,000	(36,433,811)	33,028,059	156,942,248	15,900,937	—
AST Hotchkis & Wiley Large-Cap Value	44,980,874	7,913,290	27,600,000	(11,434,403)	7,562,732	21,422,493	838,782	—
AST International Growth	295,569,769	—	109,593,980	(71,251,622)	41,398,249	156,122,416	10,046,488	—
AST International Value	418,033,259	—	133,325,979	(93,987,630)	38,361,676	229,081,326	12,812,155	—

B16

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Jennison Large-Cap Growth	$23,048,239	$500,000	$20,948,000	$(5,600,921)	$7,204,345	$4,203,663	137,599	$—
AST Loomis Sayles Large-Cap Growth	35,337,735	500,000	26,666,001	(11,152,699)	11,661,761	9,680,796	199,481	—
AST Lord Abbett Core Fixed Income	73,674,990	4,000,000	76,547,066	(2,859,984)	1,732,060	—	—	—
AST MFS Growth	21,199,902	500,000	21,412,000	(8,070,205)	9,997,679	2,215,376	91,469	—
AST MFS Large-Cap Value	56,948,608	—	7,533,503	(7,641,665)	2,266,041	44,039,481	2,438,509	—
AST Neuberger Berman Long/Short	11,199,999	—	—	(769,999)	—	10,430,000	1,000,000	—
AST Neuberger Berman/LSV Mid-Cap Value	124,038,888	—	30,000,000	(26,989,876)	10,470,497	77,519,509	2,657,508	—
AST Parametric Emerging Markets Equity	82,521,956	5,000,001	29,046,000	(13,526,998)	2,683,345	47,632,304	5,481,278	—
AST PIMCO Dynamic Bond	8,066,784	1,000,000	2,725,000	35,838	(70,065)	6,307,557	657,722	—
AST Prudential Core Bond	85,572,325	27,142,636	28,054,000	(3,743,056)	3,066,078	83,983,983	6,883,933	—
AST QMA International Core Equity	163,281,715	85,285,958	53,776,000	(31,640,160)	8,086,896	171,238,409	15,855,408	—
AST QMA US Equity Alpha	200,411,324	—	28,674,000	(29,977,527)	16,324,441	158,084,238	5,637,812	—
AST Small-Cap Growth Opportunities	12,160,363	12,500,000	14,626,000	(6,221,065)	4,352,579	8,165,877	461,871	—
AST Small-Cap Growth	13,069,911	12,500,000	14,174,000	(7,167,983)	5,332,168	9,560,096	234,489	—
AST Small-Cap Value	113,428,040	—	78,000,000	(47,271,482)	36,841,020	24,997,578	1,052,530	—
AST T. Rowe Price Large-Cap Growth	23,196,264	500,000	21,936,001	(6,064,198)	8,111,175	3,807,240	105,786	—
AST T. Rowe Price Large-Cap Value	45,100,794	7,809,992	26,490,000	(7,770,644)	4,948,047	23,598,189	1,726,276	—
AST T. Rowe Price Natural Resources	49,335,972	—	24,300,000	(7,019,559)	554,362	18,570,775	963,714	—

B17

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST WEDGE Capital Mid-Cap Value	$132,533,100	$—	$29,175,999	$(33,173,095)	$14,983,031	$85,167,037	3,957,576	$—
AST Wellington Management Real Total Return	12,893,999	—	—	(741,999)	—	12,152,000	1,400,000	—
AST Western Asset Core Plus Bond	58,464,055	36,235,333	24,688,000	(4,816,666)	3,582,739	68,777,461	5,493,407	—
PGIM Core Ultra Short Bond Fund	404,300,525	1,763,692,530	1,846,648,304	—	—	321,344,751	321,344,751	7,585,893
PGIM Institutional Money Market Fund	24,803,939	801,380,941	778,438,292	(3,370)	(6,722)	47,736,496	47,741,270	172,397	**

	$3,779,997,751	$2,821,632,999	$3,837,733,905	$(613,313,163)	$338,979,531	$2,489,563,213		$7,761,508

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AQR Large-Cap
PGIM Core Ultra Short Bond Fund	$73,072,905	$396,235,464	$361,810,899	$—	$—	$107,497,470	107,497,470	$1,317,403
PGIM Institutional Money Market Fund	38,367,728	556,655,927	545,084,662	(924)	(10,970)	49,927,099	49,932,092	61,764	**

	$111,440,633	$952,891,391	$906,895,561	$(924)	$(10,970)	$157,424,569		$1,379,167

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Capital Growth Asset Allocation
AST AB Global Bond	$424,195,538	$80,426,238	$78,895,000	$(3,274,435)	$5,322,942	$427,775,283	39,209,467	$—
AST AQR Emerging Markets Equity	32,474,379	505,001	17,133,000	(6,768,245)	2,502,907	11,581,042	1,114,633	—
AST AQR Large-Cap	1,325,770,324	25,460,000	226,915,000	(188,192,114)	101,271,252	1,037,394,462	61,639,600	—
AST BlackRock Low Duration Bond	24,426,729	20,655,000	4,545,000	218,177	165,162	40,920,068	3,781,892	—
AST BlackRock/Loomis Sayles Bond	126,659,102	133,212,270	34,280,000	(2,428,596)	2,028,560	225,191,336	16,619,287	—
AST ClearBridge Dividend Growth	722,492,715	14,555,000	129,665,000	(84,154,813)	56,421,486	579,649,388	34,523,489	—

B18

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Goldman Sachs Global Income	$198,995,690	$40,096,767	$26,910,000	$(1,861,366)	$1,272,446	$211,593,537	19,812,129	$—
AST Goldman Sachs Large-Cap Value	378,189,525	55,575,000	238,931,915	(64,734,734)	49,406,185	179,504,061	6,313,896	—
AST Goldman Sachs Mid-Cap Growth	59,298,010	3,819,999	15,540,000	(7,606,044)	5,748,828	45,720,793	5,068,824	—
AST Goldman Sachs Small-Cap Value	121,273,375	—	—	(17,054,866)	—	104,218,509	5,106,247	—
AST Government Money Market	11,124,056	7,220	11,131,276	—	—	—	—	10,842
AST High Yield	58,209,798	—	—	(1,156,104)	—	57,053,694	5,780,516	—
AST Hotchkis & Wiley Large-Cap Value	500,689,711	240,271,351	162,120,000	(117,564,049)	44,385,596	505,662,609	19,798,849	—
AST International Growth	826,363,592	28,040,000	206,684,967	(168,161,606)	66,775,012	546,332,031	35,156,501	—
AST International Value	769,886,400	55,745,000	169,305,235	(156,199,624)	41,024,858	541,151,399	30,265,738	—
AST Jennison Large-Cap Growth	400,625,298	24,630,001	100,340,000	(34,422,969)	33,178,582	323,670,912	10,594,793	—
AST Loomis Sayles Large-Cap Growth	682,427,742	43,120,000	175,615,000	(96,688,279)	85,414,696	538,659,159	11,099,509	—
AST Lord Abbett Core Fixed Income	175,767,455	27,805,000	200,854,077	(6,431,186)	3,712,808	—	—	—
AST MFS Growth	385,277,591	24,630,000	100,340,000	(42,152,514)	55,004,074	322,419,151	13,312,104	—
AST MFS Large-Cap Value	631,829,709	6,055,583	7,661,447	(66,590,193)	2,705,696	566,339,348	31,358,768	—
AST Neuberger Berman/LSV Mid-Cap Value	36,365,889	5,894,999	6,185,000	(7,788,401)	2,232,674	30,520,161	1,046,286	—
AST Parametric Emerging Markets Equity	18,513,126	274,999	9,586,000	(2,397,245)	397,484	7,202,364	828,811	—
PGIM Core Ultra Short Bond	1,648,354,239	2,239,412,629	2,790,323,037	—	—	1,097,443,831	1,097,443,831	33,365,501
AST PIMCO Dynamic Bond	72,641,616	13,685,000	13,915,000	288,018	(572,312)	72,127,322	7,521,097	—
AST Prudential Core Bond	614,801,096	109,635,000	116,777,116	(19,937,611)	14,830,215	602,551,584	49,389,474	—
AST QMA International Core Equity	394,751,480	194,155,203	44,035,000	(73,447,246)	6,862,261	478,286,698	44,285,805	—
AST QMA Large-Cap	1,330,955,187	25,460,000	226,915,000	(178,622,666)	103,324,737	1,054,202,258	61,042,401	—

B19

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Small-Cap Growth Opportunities	$153,535,778	$23,515,001	$62,802,500	$(42,500,904)	$27,261,182	$99,008,557	5,600,031	$—
AST Small-Cap Growth	158,695,421	23,515,000	62,802,500	(39,083,023)	26,540,327	106,865,225	2,621,173	—
AST Small-Cap Value	180,667,795	62,219,999	102,670,000	(58,561,333)	26,810,619	108,467,080	4,567,035	—
AST T. Rowe Price Large-Cap Growth	496,402,761	30,800,000	125,435,000	(30,797,367)	54,827,897	425,798,291	11,831,017	—
AST T. Rowe Price Large-Cap Value	495,693,095	245,026,430	156,470,000	(80,045,520)	29,055,149	533,259,154	39,009,448	—
AST Templeton Global Bond	873,945	—	—	17,479	—	891,424	79,450	—
AST WEDGE Capital Mid-Cap Value	36,797,353	5,895,000	6,185,000	(8,604,739)	2,918,130	30,820,744	1,432,191	—
AST Wellington Management Global Bond	499,043,777	91,350,000	96,828,191	12,065,683	6,052,856	511,684,125	46,432,316	—
AST Western Asset Core Plus Bond	413,391,040	158,453,328	83,249,220	(20,470,783)	11,234,068	479,358,433	38,287,415	—
AST Western Asset Emerging Markets Debt	18,521,459	—	8,600,000	(1,384,799)	150,035	8,686,695	816,419	—

	$14,425,981,796	$4,053,902,018	$5,819,645,481	$(1,616,494,017)	$868,266,412	$11,912,010,728		$33,376,343

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

ClearBridge Dividend Growth
PGIM Institutional Money Market Fund	$70,212,280	$669,423,372	$711,114,618	$1,984	$(15,871)	$28,507,147	28,509,998	$240,333	**

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Goldman Sachs Multi-Asset
PGIM Core Ultra Short Bond Fund	$534,724,892	$2,854,852,343	$3,110,795,219	$—	$—	$278,782,016	278,782,016	$8,735,873
PGIM Institutional Money Market Fund	37,515,410	418,355,254	419,916,374	(672)	(7,909)	35,945,709	35,949,304	170,169	**

	$572,240,302	$3,273,207,597	$3,530,711,593	$(672)	$(7,909)	$314,727,725		$8,906,042

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

J.P. Morgan Global Thematic
PGIM Core Ultra Short Bond Fund	$390,052,104	$1,779,161,329	$1,950,809,204	$—	$—	$218,404,229	218,404,229	$6,947,606
PGIM Institutional Money Market Fund	155,238,631	563,175,320	598,494,812	(1,838)	(8,215)	119,909,086	119,921,077	745,004	**

	$545,290,735	$2,342,336,649	$2,549,304,016	$(1,838)	$(8,215)	$338,313,315		$7,692,610

B20

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

J.P. Morgan Strategic Opportunities
PGIM Core Ultra Short Bond Fund	$230,844,714	$1,352,738,062	$1,328,173,189	$—	$—	$255,409,587	255,409,587	$5,711,914
PGIM Institutional Money Market Fund	108,879,924	358,030,643	403,445,377	889	7,744	63,473,823	63,480,171	518,583	**

	$339,724,638	$1,710,768,705	$1,731,618,566	$889	$7,744	$318,883,410		$6,230,497

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Legg Mason Diversified Growth
AST Western Asset Core Plus Bond	$40,975,508	$15,942,000	$14,313,000	$(2,023,625)	$1,054,450	$41,635,333	3,325,506	$—
AST Western Asset Emerging Markets Debt	8,193,513	3,362,000	2,626,000	(870,424)	234,131	8,293,220	779,438	—
PGIM Core Ultra Short Bond Fund	8,457,637	271,334,913	234,414,648	—	—	45,377,902	45,377,902	241,318
PGIM Institutional Money Market Fund	15,163,803	186,576,904	186,359,389	(207)	(5,040)	15,376,071	15,377,609	78,270	**

	$72,790,461	$477,215,817	$437,713,037	$(2,894,256)	$1,283,541	$110,682,526		$319,588

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

New Discovery Asset Allocation
PGIM Core Ultra Short Bond Fund	$100,271,150	$418,766,290	$441,307,397	$—	$—	$77,730,043	77,730,043	$1,908,548
PGIM Institutional Money Market Fund	31,105,851	170,303,296	172,657,318	(593)	(1,361)	28,749,875	28,752,750	107,287	**

	$131,377,001	$589,069,586	$613,964,715	$(593)	$(1,361)	$106,479,918		$2,015,835

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

T. Rowe Price Growth Opportunities
PGIM Core Ultra Short Bond Fund	$167,036,649	$1,286,863,599	$1,349,764,643	$—	$—	$104,135,605	104,135,605	$3,984,170
PGIM Institutional Money Market Fund	67,390,423	384,158,875	359,441,358	(3,779)	(12,436)	92,091,725	92,100,935	324,044	**

	$234,427,072	$1,671,022,474	$1,709,206,001	$(3,779)	$(12,436)	$196,227,330		$4,308,214

*	The Portfolios/Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B21

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2018. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rate	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2018
ClearBridge Dividend Growth	$3,991,315	3.49%	37	$13,075,000	$—
Legg Mason Diversified Growth	1,146,000	3.59%	1	1,146,000	—
T. Rowe Price Growth Opportunities	2,003,500	3.55%	2	3,301,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolios were owned of record by the following affiliates of the Investment Manager: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% Held by an Affiliate of Prudential
Academic Strategies	3	100	100
AQR Large-Cap	3	94	94
Capital Growth Asset Allocation	3	100	100
ClearBridge Dividend Growth	4	90	90
Goldman Sachs Multi-Asset	3	100	100
J.P. Morgan Global Thematic	3	100	100
J.P. Morgan Strategic Opportunities	3	99	99
Legg Mason Diversified Growth	2	100	100
New Discovery Asset Allocation	3	100	100
T. Rowe Price Growth Opportunities	2	100	100

B22

9.	Reorganization

On November 17, 2016, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST BlackRock iShares ETF Portfolio (the “Merged Portfolio”) for shares of AST Goldman Sachs Multi-Asset Portfolio (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on February 16, 2017 and the reorganization took place at the close of business on April 28, 2017.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST BlackRock iShares ETF Portfolio	$416,405,556	$395,901,137

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 28, 2017:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST BlackRock iShares ETF Portfolio	35,534,695	AST Goldman Sachs Multi-Asset Portfolio	32,804,996	$434,011,193

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets of the Merged Portfolio and Acquiring Portfolio and net unrealized appreciation of the Merged Portfolio immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation) on Investments	Acquiring Portfolio	Net Assets
AST BlackRock iShares ETF Portfolio	$434,011,193	$20,504,419	AST Goldman Sachs Multi-Asset Portfolio	$2,690,432,927

Assuming the acquisitions had been completed on January 1, 2017, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2017 would have been as follows:

Acquiring Portfolio	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Net Increase (Decrease) in Net Assets Resulting from Operations
AST Goldman Sachs Multi-Asset Portfolio	$44,554,961	$314,620,754	$359,175,715

(a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolio, plus Net investment income from the Merged Portfolio pre-merger as follows: AST BlackRock iShares ETF Portfolio $847,644.

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: AST BlackRock iShares ETF Portfolio $15,661,809.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since April 28, 2017 for the Plan.

10.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

B23

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’s holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolio will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolio may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk:    The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade

B24

in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Master Limited Partnership Risk:    The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Portfolio’s investment in MLPs subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Risks of Investments in Bank Loans:    The Portfolios’ ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolios’ scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolios and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolios may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolios’ access to collateral, if any, may be limited by bankruptcy laws.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

Risks of Investing in Treasury Inflation Protected Securities (TIPS):    The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Portfolios purchase TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, they may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolios hold TIPS, the Portfolios may earn less on the security than on a conventional bond.

B25

Short Sales Risk:    Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolio already owns), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

11.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

B26

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.12		$13.43	$12.63		$13.05	$12.57

Income (Loss) From Investment Operations
Net investment income (loss)	0.07		0.03	0.01		(0.01)	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.30)		1.66	0.79		(0.41)	0.46

Total from investment operations	(1.23)		1.69	0.80		(0.42)	0.48

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$13.89		$15.12	$13.43		$12.63	$13.05

Total Return(a)	(8.13	)%(g)	12.58%	6.33	%(g)	(3.22)%	3.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,882.2		$5,725.8	$5,438.3		$5,799.8	$7,320.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement(h)	0.80%		0.80%	0.84%		0.82%	0.83%
Expenses Before Waivers and/or Expense Reimbursement(h)	0.81%		0.81%	0.84%		0.82%	0.83%
Net investment income (loss)	0.45%		0.21%	0.05%		(0.04)%	0.09%
Portfolio turnover rate(i)(j)	171%		140%	130%		71%	65%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.04%, 0.04%, 0.06%, 0.05% and 0.06% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST AQR Large-Cap Portfolio
	Year Ended December 31,
	2018(c)	2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.32	$15.00	$13.55		$13.32	$11.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.21	0.20		0.20	0.17
Net realized and unrealized gain (loss) on investments	(1.65)	3.11	1.25		0.03	1.38

Total from investment operations	(1.48)	3.32	1.45		0.23	1.55

Capital Contributions	—	—	—	(d)(e)	—	—

Net Asset Value, end of year	$16.84	$18.32	$15.00		$13.55	$13.32

Total Return(a)	(8.08)%	22.13%	10.70	%(f)	1.73%	13.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,085.7	$2,649.3	$2,949.6		$2,912.3	$2,791.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.73%	0.66%		0.58%	0.61%
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.82%	0.82%		0.82%	0.83%
Net investment income (loss)	0.92%	1.30%	1.48%		1.46%	1.25%
Portfolio turnover rate(g)	84%	76%	63%		81%	61%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2018(c)	2017(c)	2016(c)	2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.98	$16.10	$15.07	$14.99	$14.01

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	— (d)	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.20)	2.88	1.04	0.10	1.00

Total from investment operations	(1.18)	2.88	1.03	0.08	0.98

Net Asset Value, end of year	$17.80	$18.98	$16.10	$15.07	$14.99

Total Return(a)	(6.22)%	17.89%	6.83%	0.53%	7.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,089.8	$14,539.0	$12,752.6	$12,583.3	$12,999.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.15%	0.16%	0.16%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	0.09%	(0.03)%	(0.09)%	(0.14)%	(0.14)%
Portfolio turnover rate(e)	15%	17%	21%	23%	13%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $(0.005) per share.

(e)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST ClearBridge Dividend Growth Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.63		$14.89	$12.96		$13.44	$11.83

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.23	0.21		0.22	0.22
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.10)		2.51	1.72		(0.70)	1.39

Total from investment operations	(0.84)		2.74	1.93		(0.48)	1.61

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$16.79		$17.63	$14.89		$12.96	$13.44

Total Return(a)	(4.76	)%(g)	18.40%	14.89	%(g)	(3.57)%	13.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,337.3		$1,693.2	$1,491.7		$731.7	$1,554.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%		0.84%	0.82%		0.83%	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.93%		0.93%	0.93%		0.94%	0.94%
Net investment income (loss)	1.47%		1.40%	1.49%		1.65%	1.69%
Portfolio turnover rate(h)	9%		16%	13%		17%	17%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Multi-Asset Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.17		$12.62	$11.99		$12.10	$11.63

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28		0.20	0.15		0.14	0.14
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.28)		1.35	0.48		(0.25)	0.33

Total from investment operations	(1.00)		1.55	0.63		(0.11)	0.47

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$13.17		$14.17	$12.62		$11.99	$12.10

Total Return(a)	(7.06	)%(g)	12.28%	5.25	%(g)	(0.91)%	4.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,390.2		$3,244.3	$2,585.9		$2,665.8	$3,000.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%		0.94%	0.90%		0.84%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	1.05%		1.07%	1.09%		1.07%	1.07%
Net investment income (loss)	1.99%		1.45%	1.26%		1.16%	1.17%
Portfolio turnover rate(h)	228%		191%	234%		253%	218%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.28		$13.92	$13.23		$13.37	$12.57

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.19	0.18		0.15	0.19
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.46)		2.17	0.51		(0.29)	0.61

Total from investment operations	(1.20)		2.36	0.69		(0.14)	0.80

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—	—

Net Asset Value, end of year	$15.08		$16.28	$13.92		$13.23	$13.37

Total Return(a)	(7.37	)%(g)	16.95%	5.22	%(g)	(1.05)%	6.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,752.1		$3,457.5	$2,977.8		$2,949.2	$3,146.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%		1.05%	1.06%		1.06%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.05%		1.05%	1.06%		1.06%	1.06%
Net investment income (loss)	1.59%		1.27%	1.38%		1.09%	1.43%
Portfolio turnover rate(h)	71%		58%	87%		56%	59%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2018		2017	2016		2015		2014
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$19.12		$17.05	$16.42		$16.45		$15.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.33		0.27	0.24		0.20		0.21
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.31)		1.80	0.39		(0.23)		0.64

Total from investment operations	(0.98)		2.07	0.63		(0.03)		0.85

Capital Contributions	—	(d)(e)	—	—	(d)(f)	—		—

Net Asset Value, end of year	$18.14		$19.12	$17.05		$16.42		$16.45

Total Return(a)	(5.13	)%(g)	12.14%	3.84	%(g)	(0.18)%		5.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,018.4		$2,601.0	$2,514.4		$2,666.8		$2,978.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11	%(h)	1.11%	1.15	%(h)	1.21	%(h)	1.22	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.12	%(h)	1.12%	1.16	%(h)	1.22	%(h)	1.22	%(h)
Net investment income (loss)	1.75%		1.49%	1.44%		1.18%		1.34%
Portfolio turnover rate(i)	84%		70%	90%		69%		61%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefitted Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01%, 0.04%, 0.10% and 0.10% for the years ended December 31, 2018, 2016, 2015 and 2014, respectively.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Legg Mason Diversified Growth Portfolio
	Year Ended December 31,					November 24, 2014(c) through
	2018(d)		2017(d)	2016(d)	2015(d)	December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.32		$10.75	$9.87	$9.96	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.16	0.14	0.13	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.95)		1.41	0.74	(0.22)	(0.05)

Total from investment operations	(0.76)		1.57	0.88	(0.09)	(0.04)

Capital Contributions	—	(e)(f)	—	—	—	—

Net Asset Value, end of period	$11.56		$12.32	$10.75	$9.87	$9.96

Total Return(a)	(6.17	)%(g)	14.60%	8.92%	(0.90)%	(0.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$356.6		$333.2	$186.6	$83.7	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%		0.96%	0.97%	0.97%	0.96	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.07%		1.11%	1.23%	2.01%	9.18	%(h)
Net investment income (loss)	1.57%		1.41%	1.32%	1.31%	1.29	%(h)
Portfolio turnover rate(i)	43%		23%	40%	57%	11%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST New Discovery Asset Allocation Portfolio
	Year Ended December 31,
	2018(c)		2017(c)	2016(c)		2015(c)	2014
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.47		$13.28	$12.73		$12.89	$12.26

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.17	0.16		0.14	0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.50)		2.02	0.38		(0.30)	0.51

Total from investment operations	(1.28)		2.19	0.54		(0.16)	0.63

Capital Contributions	—	(d)(e)	—	0.01	(f)	—	—

Net Asset Value, end of year	$14.19		$15.47	$13.28		$12.73	$12.89

Total Return(a)	(8.27	)%(g)	16.49%	4.32	%(h)	(1.24)%	5.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$697.2		$871.2	$748.2		$744.1	$753.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%		0.97%	0.99%		0.99%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.97%		0.98%	1.00%		1.00%	1.01%
Net investment income (loss)	1.45%		1.19%	1.29%		1.07%	1.00%
Portfolio turnover rate(i)	54%		58%	97%		86%	105%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.24%.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST T. Rowe Price Growth Opportunities Portfolio
	Year Ended December 31,						February 10, 2014(c) through December 31, 2014
	2018(d)		2017(d)	2016(d)		2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.75		$11.42	$10.83		$10.67	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17		0.11	0.10		0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.22)		2.22	0.49		0.08	0.66

Total from investment operations	(1.05)		2.33	0.59		0.16	0.67

Capital Contributions	—	(e)(f)	—	—	(e)(g)	—	—

Net Asset Value, end of period	$12.70		$13.75	$11.42		$10.83	$10.67

Total Return(a)	(7.64	)%(h)	20.40%	5.45	%(h)	1.50%	6.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,618.6		$1,400.3	$838.4		$566.5	$303.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%		1.02%	1.07%		1.13%	1.60	%(i)
Expenses Before Waivers and/or Expense Reimbursement	1.02%		1.03%	1.07%		1.13%	1.60	%(i)
Net investment income (loss)	1.23%		0.88%	0.94%		0.75%	0.29	%(i)
Portfolio turnover rate(j)	83%		56%	80%		55%	41%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(i)	Annualized.

(j)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the portfolios listed in the Appendix (the Portfolios), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 25, 2019

D1

Appendix

AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST New Discovery Asset Allocation Portfolio

AST T.Rowe Price Growth Opportunities Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108

Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

		Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108

Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108

Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108

Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

		None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108

Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Director (Since May 1989) of The Asia-Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108

Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).

		None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108

Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108

President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).

		None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President

Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).

Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer

Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.

Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer

Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018
Andrew R. French* Age: 56 Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary

Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-D

Advanced Series Trust

ANNUAL REPORT	December 31, 2018

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AB Global Bond Portfolio

AST American Funds Growth Allocation Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Emerging Managers Diversified Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Jennison Global Infrastructure Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed Income Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Neuberger Berman Long/Short Portfolio

AST PIMCO Dynamic Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST Wellington Management Global Bond Portfolio

AST Wellington Management Real Total Return Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2018

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AB Global Bond Portfolio	A1
	AST American Funds Growth Allocation Portfolio	A24
	AST Columbia Adaptive Risk Allocation Portfolio	A26
	AST Emerging Managers Diversified Portfolio	A34
	AST FQ Absolute Return Currency Portfolio	A43
	AST Franklin Templeton K2 Global Absolute Return Portfolio	A51
	AST Goldman Sachs Global Growth Allocation Portfolio	A58
	AST Goldman Sachs Global Income Portfolio	A66
	AST Jennison Global Infrastructure Portfolio	A96
	AST Managed Alternatives Portfolio	A100
	AST Managed Equity Portfolio	A102
	AST Managed Fixed Income Portfolio	A105
	AST Morgan Stanley Multi-Asset Portfolio	A107
	AST Neuberger Berman Long/Short Portfolio	A123
	AST PIMCO Dynamic Bond Portfolio	A132
	AST Prudential Flexible Multi-Strategy Portfolio	A148
	AST QMA International Core Equity Portfolio	A157
	AST T. Rowe Price Diversified Real Growth Portfolio	A165
	AST Wellington Management Global Bond Portfolio	A192
	AST Wellington Management Real Total Return Portfolio	A219
	Glossary	A249

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

∎	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2018

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President, Advanced Series Trust

January 31, 2019

Market Overview — unaudited	Annual Report	December 31, 2018

Equity Market Overview

Stock markets worldwide retreated in 2018 and volatility spiked late in the year, triggered by uncertainties regarding interest rates, a potential trade war, slowing global economic growth, geopolitical issues, and other challenges.

In the US, the broad-based Russell 3000® Index and the S&P 500® Index returned -5.24% and -4.38%, respectively, for the year but held up better than international stocks in general. Equities trading in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, fell 13.79%. Stocks in emerging markets reversed course. After posting strong gains in 2017, the MSCI Emerging Markets Index finished down 14.58%. (Returns are in US dollars, excluding dividends.)

Global economy and interest rates

In contrast to 2017’s global synchronized growth, 2018 saw global divergence characterized by strength in the US and weakness in many other parts of the world. In the US, economic growth remained healthy but decelerated slightly in the third quarter. Corporate earnings were generally solid, companies continued to hire at a strong pace, and inflation remained benign. The US dollar strengthened against most other currencies, and oil prices declined.

Several emerging markets economies, such as Argentina and Turkey, faced severe challenges in 2018, and the performance of other countries ran somewhere in between. In China, economic activity weakened and imports slowed, which had a negative impact on other economies, particularly in Europe. In the United Kingdom, wage growth improved, but uncertainty regarding negotiations to leave the European Union (known as Brexit) created a drag on stock prices. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment coalition government in Italy that is skeptical of the European Union and widespread protests over stagnant wage growth in France.

Against this backdrop of decelerating economic activity and rising global tensions, many central banks continued to tighten monetary policy. In December, the Federal Reserve (the Fed) raised its target range for the short-term federal funds rate to 2.25%-2.50%, following three rate hikes earlier in the year. The Fed also moderated its median projection for additional hikes going forward. A number of other central banks raised rates or took other measures to reduce stimulus during the period. For example, the European Central Bank ended its quantitative-easing bond-purchase program. China, however, moved to stimulate its economy, but these efforts did not gain much traction.

Equity markets fluctuated sharply

Volatility picked up significantly in 2018. The CBOE Volatility Index (VIX) average annual level rose sharply in 2018 from 2017.

After kicking off the new year with a rally, stocks declined in early February in reaction to reports of a sharp rise in average hourly earnings, which triggered concerns about inflation and that the Fed might raise rates more quickly than expected. Stocks recovered but sold off again in March, driven by the prospects of a tariff trade war between the US and China. US companies continued to report strong earnings, fueled in part by tax cuts, and stocks advanced throughout the spring and summer.

In the fall, sentiment shifted again in reaction to Fed comments perceived by many as hawkish, weaker growth in China, and rising trade tensions. The price of a 42-gallon barrel of Current West Texas Intermediate Crude Oil, which had risen to $76.41 per barrel in October, plunged to $45.41 at the end of the period. The year closed with a US government shutdown due to a stalemate over border wall funding. Many of these factors exerted pressure on European, Japanese, and US stock markets.

Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels to multiples more in line with long-term averages. For the fourth quarter, the Russell 3000 returned -14.30% and the MSCI EAFE Index returned -12.54%, although the MSCI Emerging Markets Index held up better, declining 7.47%.

Investors’ desire for less-risky assets prompted a rally in US Treasuries in December. The yield on the 10-year note, which moves opposite to its price, ended the year up 28 basis points (0.28%) at approximately 2.68%.

S&P 500: leaders and laggards

Three of the S&P 500’s 11 sectors finished higher during the period. They were Health Care (+6.5%) and Utilities (+4.1%), which include defensive stocks less correlated to the economy, and Consumer Discretionary (+0.8%). Five sectors posted double-digit losses. Energy performed worst (-18.1%), hurt by the sharp drop in oil prices. The next worst-performing sectors were Materials (-14.7%), Industrials (-13.3%), Financials (-13.0%), Communication Services (-12.5%), Consumer Staples (-8.4%), Real Estate (-2.2%), and Information Technology (-0.3%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

Growth and larger-cap stocks outperformed their counterparts

During the period, the Russell 3000 Growth Index fell 2.1%, while the Russell 3000 Value Index dropped 8.6%. Stocks with large market capitalizations, as measured by the Russell 1000® Index, held up best, finishing down 4.8%. The Russell Midcap® Index fell 9.1%, and the Russell 2000® Index, which reflects the performance of small-cap stocks, dropped 11.0%. Smaller-capitalized companies often have more debt, making them more susceptible to rising rates.

International equity markets: best and worst performers

For the 12 months, the best-performing countries making up the MSCI Emerging Markets Index were Russia (+0.2%), Brazil (-0.1%), and Malaysia (-6.0%). The worst performers were South Africa (-24.3%), South Korea (-20.5%), and China (-18.7%). For the fourth quarter, Brazil’s market outperformed, returning 13.6%.

For the 12 months, the best-performing developed markets making up the MSCI EAFE Index were Switzerland (-8.2%), Australia (-11.8%), and France (-11.9%). The worst performers were Germany (-21.6%), Italy (-17.0%), and Spain (-15.7%).

Fixed Income Market Overview

Financial markets experienced a volatile year in 2018, particularly riskier assets. The total returns and excess returns on bonds relative to US Treasuries were generally low or negative.

Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index, a broad measure of the US investment-grade bond market, finished virtually flat with a return of 0.01%. Among key sectors, US agency mortgage-backed securities returned 0.99%, US Treasuries advanced 0.86%, commercial mortgage-backed securities (CMBS) rose 0.78%, Treasury inflation protected securities (TIPS) dropped 1.26%, and investment-grade corporate bonds declined 2.51%.

Municipal bonds rose 1.28%. High yield municipal issues (rated below investment grade) rose 4.76% for the year. However, high yield corporate bonds fell 2.08%.

The Bloomberg Barclays Global Aggregate Bond Index (USD), which reflects performance of investment-grade bonds in developing and emerging markets, declined 0.03%. Emerging markets bonds, as measured by the J.P. Morgan EMBI Global Diversified Index (hard currency), finished down 4.26% for the year.

Bond market highlights

Early in the reporting period, hawkish rhetoric from the Federal Reserve (the Fed), anticipated fiscal stimulus from tax cuts, an increased supply of US Treasuries (particularly shorter-dated issues), and concerns about inflation exerted pressure on the prices of US bonds. These factors sent bond yields, which move in the opposite direction, higher. Later in the first quarter, concerns about trade friction between the US and China put pressure on riskier assets.

In the second quarter, rates diverged. Signs that the US economy was growing at a strong pace sparked concerns that inflation could pick up. The yield on the 10-year US Treasury note rose above 3%. Meanwhile, growth in many other economies weakened. Rising rates in the US and a strong dollar, coupled with trade uncertainty and geopolitical concerns, helped expose structural weaknesses in several emerging markets, and prices of emerging market bonds fell sharply. Yields on Italian bonds rose significantly in reaction to political concerns in Italy.

Although the US economy grew at a healthy pace during the year, growth decelerated in the third quarter and economic activity in the eurozone slowed.

Risk aversion rose late in the period

In the fourth quarter, following a sharp spike in US Treasury bond yields in November, demand for higher-quality US bonds rose — driving their prices higher and yields down — as a result of a flight to quality, whereas riskier US assets such as high yield bonds sold off. The shift in sentiment was triggered by uncertainties regarding the economy amid growing concerns about a potential trade war, Great Britain’s negotiations to leave the European Union (known as Brexit), and perceptions of a hawkish Fed.

In December, the Fed raised its federal funds rate target for the fourth time in 2018 but moderated its median projection for future additional rate hikes. The European Central Bank (ECB) halted its quantitative-easing asset purchases and issued guidance that it does not anticipate raising interest rates at least until after the summer of 2019. The yield on the 10-year US Treasury note fell during the quarter to close the period at 2.68%.

For the fourth quarter, based on returns of the Bloomberg Barclays indexes, US Treasuries returned 2.6%. Agency mortgage-backed securities returned 2.1%, as their spreads widened amid the broad risk-off sentiment and higher net supply. CMBS advanced 1.7%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2018

US corporate bonds — excluding energy — remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform, but underperformed US government securities. For the quarter, US investment-grade corporates returned -0.2%. High yield bonds declined 4.53%, as they were hurt by a drop in oil prices. The municipal bonds sector rose 1.20%. Yields on debt carrying a triple-A rating ended lower on the heels of the rally in US Treasuries.

Emerging markets closed the year at varying stages of economic and political cycles. For the fourth quarter, emerging markets bonds declined 1.26%, based on the return of the J.P. Morgan EMBI Global Diversified Index (hard currency), benefiting in part from a weakening US dollar following its strong rise during the year. Yields on China’s government bonds dropped significantly in November in anticipation of further monetary stimulus. Global investment-grade bonds, based on the Bloomberg Barclays Global Aggregate Bond Index (USD), gained 1.55% in the fourth quarter.

AST AB Global Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	0.37%	2.54%
Bloomberg Barclays Global Aggregate USD Index	-0.03	2.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST AB Global Bond Portfolio returned 0.37%. The Portfolio outperformed the Bloomberg Barclays Global Aggregate USD Index.

The investment objective of the Portfolio is to seek to generate current income consistent with preservation of capital.

What were market conditions during the reporting period?

Many investors expected a rough ride during 2018. Global economic growth was strong, but the era of accommodative central bank monetary policy was ending, suggesting that the nearly uninterrupted price appreciation in risk assets would end with it. Trade protectionism and other political threats also justified caution. Even so, navigating the increasingly turbulent investing environment was challenging, particularly during the fourth quarter of the period when markets staged a sharp sell-off that encompassed nearly every major asset class — from equities to non-government bonds to commodities.

Investors appeared unnerved by signs of slowing global economic growth. Economic data from China, Europe, and Japan were below expectations in the closing months of 2018, while falling crude oil prices heightened fears that global demand could decline. Making matters worse, the Federal Reserve (the Fed) did not deliver the type of accommodative signal investors hoped for when it raised short-term interest rates in mid-December and telegraphed plans for two more hikes in 2019; markets were pricing in just one.

All of this produced a traditional risk-off environment as 2018 wound down. Credit spreads widened in the US and Europe, and the US yield curve flattened. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.) The 10-year US Treasury yield finished the year at 2.68%, nearly 0.40% lower than it was at the start of the fourth quarter and just 0.19% higher than the two-year US Treasury yield at year-end. The 10-year German government bond yield fell to 0.24% from 0.47% during the fourth quarter.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio utilized currency forwards and options for both hedging and non-hedging purposes to manage overall currency exposure during the reporting period. The Portfolio’s currency investments detracted from relative performance, as losses from short positions in the Japanese yen and long positions in the euro, Argentine peso, Norwegian krone, and Indian rupee detracted from results. Positioning in the Turkish lira, Canadian dollar, British pound, and Taiwanese dollar offset some of those losses.

Overall sector selection detracted. Allocations to US and European high yield bonds hurt performance as credit spreads widened. An allocation to Japanese government inflation-linked securities and emerging markets debt also detracted. Offsetting these results were holdings in US securitized assets, including agency mortgage-backed credit risk-transfer securities and asset-backed securities. An overweight in Canadian Treasuries helped performance, as Canadian fixed income securities outperformed for the year. An underweight to US investment-grade corporate bonds, which underperformed, also contributed positively.

Security selection added to relative returns for the year. Commercial mortgage-backed securities and Treasury selections in the eurozone helped the Portfolio, as did selections in emerging markets corporate bonds. Investment-grade corporate security selection, particularly among European banks, and selections in US mortgage-backed securities detracted from performance.

Treasury futures and interest rate swaps were used to manage the Portfolio’s overall duration and yield curve positioning. The Portfolio’s shorter-duration position than the benchmark index contributed positively for the period. Country/yield curve positioning in the US, Canada, and Brazil helped results, while positioning in Argentina, the eurozone, and the UK detracted.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST American Funds Growth Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	-4.50%
Blended Index	-4.15
S&P 500 Index	-4.02

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/30/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period December 31, 2018, the AST American Funds Growth Allocation Portfolio returned -4.50%. The Portfolio underperformed the Blended Index.

The Portfolio’s investment objective is to seek to maximize current income with consideration for capital appreciation.

What were market conditions during the reporting period?

Following a spike in volatility in early 2018, the equity market staged a modest rally in the second quarter that accelerated in the third quarter, while bond returns were roughly flat. However, conditions changed significantly in the fourth quarter, with concerns rising over the Federal Reserve’s shrinking balance sheet, economic deterioration in China and Europe, the lagging impact of US tariffs on domestic firms, and a more pessimistic earnings outlook. As a result, the equity market corrected and bond yields spiked and then significantly declined amid elevated volatility and deteriorating liquidity.

US equities broadly outpaced international markets during the equity rally, though select markets, such as Brazil, posted strong idiosyncratic returns. Returns on non-US investments also were held back by currency headwinds, as the US dollar rallied significantly during most of the past year, with the exception of the final month.

There was significant rotation between equity market sectors. Broadly speaking, growth outperformed value for much of the reporting period, while more-defensive sectors sensitive to interest rates lagged. This reversed in the fourth quarter when growth suffered disproportionately, led by high-profile Internet stocks. Energy stocks also declined with oil prices, while defensive sectors exhibited their traditional resilience.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio, comprised of five underlying American Funds (the underlying funds), underperformed its blended index during the reporting period, which ran from the April 30, 2018 inception date through December 31, 2018. The five underlying funds were selected by the subadviser to provide an appropriate balance between growth and income and to offer flexibility in adapting to different market conditions. The Portfolio’s results generally reflect the results of the underlying funds within its fund of funds structure. With the market correction in the fourth quarter, the underlying funds’ performance faltered, with the exception of Bond Fund of America. In fact, the Portfolio’s bond allocation overall specifically contributed to the Portfolio’s relative return during the period.

The Portfolio’s modest overweight to stocks from its inception date through the third quarter made a positive contribution to active returns, since stocks rallied while US bond returns were nearly flat during that time. Diversified holdings in health care stocks contributed positively during the period, primarily due to stock selection in pharmaceuticals and medical devices. Growth-oriented holdings took a substantial hit during the fourth quarter, particularly China-related stocks. The underlying funds’ holdings in China-related information technology and consumer electronics stocks in particular detracted from performance due to the broad and severe equity market decline in China. In addition, the Portfolio’s underweight in utilities, particularly electric utilities, was a significant detractor during the market correction as that sector was not as negatively impacted as others by the downturn. The Portfolio’s stock/bond weighting had shifted to nearly neutral ahead of the equity market correction in the fourth quarter, which offered some protection during the decline.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Columbia Adaptive Risk Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-4.91%	3.93%
Blended Index	-5.69	3.89
MSCI All-Country World Index (GD)	-8.93	4.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Columbia Adaptive Risk Allocation Portfolio returned -4.91%. The Portfolio outperformed both the Blended Index and the MSCI All-Country World Index (GD).

The investment objective of the Portfolio is to pursue consistent total returns by seeking to allocate risks across multiple asset classes.

What were market conditions during the reporting period?

The first three quarters of 2018 were characterized by US equity strength, which reversed dramatically in the fourth quarter. Overall, equity volatility was above average, and Columbia anticipates that markets could move significantly in either direction in 2019.

At the end of 2018, both US and overseas equity markets had produced negative returns. The Russell 3000 Index, a proxy for measuring the broad-based US equity market, returned -14.30% in the fourth quarter and ended the year down 5.24% overall. The MSCI EAFE Index, a broad-based proxy for tracking foreign developed equity markets, returned -12.54% in the fourth quarter and finished the year down 13.79%. Core bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, were down 0.18% in the fourth quarter and finished essentially flat for the year, returning 0.01%.

A focal point for investors in recent quarters has been the Federal Reserve’s (the Fed) ongoing path of monetary policy. Many worried that the Fed made a policy mistake by raising the federal funds rate four times in 2018, increasing the chance of recession. While there are numerous reasons for concern related to overall slowing economic growth, both in the US and abroad, Columbia does not see a high probability of a recession impacting US markets over the near term. Still, market participants will closely monitor Fed decisions as further shrinkage in the central bank’s balance sheet, along with potential additional federal funds rate increases, may impact liquidity and overall vitality tied to risk assets. These factors are closely related to overall investor optimism, which had largely given way to increased investor pessimism during the fourth quarter of 2018.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s risk-balanced diversification strategy is a key component of its investment approach and is designed to help protect against significant declines in major indexes. Since its inception, the Portfolio has effectively mitigated market drawdowns. The risk-balanced diversification strategy contributed to performance during the reporting period, given that the markets saw a large decline in the fourth quarter and safe-haven asset classes, such as fixed income securities, generally outperformed other asset classes by a wide margin.

The Portfolio strategy’s market-state classification system was largely a neutral factor during the period, but it did make several changes during the year. For example, the Portfolio signaled a “bullish” reading during June, due to subdued equity market volatility and positive price momentum. This bullish signal concluded that interest rate exposure was undesirable but that participation in risk assets remained attractive. The impact of this change was relatively muted but slightly positive. The Portfolio also moved into a “capital preservation” market state during August and September, which had a negative impact on performance overall.

The Portfolio primarily uses futures, swaps, and forwards contracts to gain exposures according to their current “market state” environment. Given the volatility in equity markets during the latter part of 2018, the portfolios equity and interest rate exposures temporarily detracted from performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Emerging Managers Diversified Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-6.43%	2.16%
Blended Index	-4.58	4.07
S&P 500 Index	-4.38	7.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Emerging Managers Diversified Portfolio returned -6.43%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek total return.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its Blended Index (the Index), while also underperforming an equity-only market as represented by the S&P 500 Index. Active equity managers across the investment markets provided mixed results for the period, and the active US stock component, managed by Dana Investment Advisors (Dana), was no different. The sleeve of the Portfolio managed by Dana underperformed its style benchmark during three of the four quarters in the period, driving a majority of the overall Portfolio’s relative underperformance. Security selection proved to be the difference for Dana, as several positions within the consumer discretionary and information technology sectors underperformed meaningfully.

The Portfolio’s structural allocation to liquid alternatives seeks to reduce overall volatility. As market volatility rose throughout the period, this structure was able to offset some of the relative losses experienced in the US equity component. For the period, the Portfolio’s liquid alternative investments outperformed both the Blended Index and the broad US equity market, as represented by the S&P 500 Index. The Portfolio’s bond allocation sleeve, managed by Longfellow Investment Management Co., LLC (Longfellow), contributed modestly to performance, slightly outperforming its style benchmark via good sector selection and sound security selection.

The subadvisers generally do not use derivatives in managing Portfolio assets, although a subadviser may occasionally use derivatives to keep cash flow from accumulating. Such use was minimal and thus had little to no impact on relative performance. The nonaffiliated fund investments within the diversification segment may use derivatives to produce low-correlation market exposures or to hedge specific market exposures.

In this reporting period, the investments produced negative absolute results with low volatility. While the use of derivatives may create profits or losses over a given period of time, the Portfolio’s diversification across multiple funds and sources of risk constrained the combined overall impact any one derivatives-based strategy may have had on the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST FQ Absolute Return Currency Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-5.46%	-0.65%
FTSE 1-Month US Treasury Bill Index	1.82	0.61

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST FQ Absolute Return Currency Portfolio returned -5.46%. The Portfolio underperformed the FTSE 1-Month US Treasury Bill Index.

The Portfolio’s investment objective is to seek absolute returns not highly correlated with any traditional asset class.

What were market conditions during the reporting period?

Early in the period, the financial market environment was fairly docile, although an increased aversion to credit and equity risk was noticed later in the year. However, a favorable economic backdrop prevented a more fragile marketplace from developing, with the global economy continuing to grow and production remaining above its historical average. Political speculation influenced sentiment throughout the year, with fraying trade relationships, negotiations over Britain’s planned exit from the European Union (known as Brexit), the Italian budget standoff, and a populist surge in Sweden’s elections all influencing investor behavior.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio experienced periods of strength and weakness relative to its cash benchmark index during the reporting period. The first half was particularly difficult, with the Portfolio reaching its low point in early July. In a strong second half, the Portfolio recovered more than half of its early losses, but still ended the year in negative territory.

The Portfolio’s strongest performance came from its bearish positioning in the Swedish krona, a view the subadvisor held for most of the period. After entering the year with a slightly positive view on the krona, ideas based on medium-term prospective investment flows quickly prompted a shift to short positioning that was maintained throughout 2018. Ultimately, First Quadrant’s confidence in the krona was rewarded. The currency finished the year with the most depreciation against the world currency basket, due to headwinds from trade uncertainty, domestic political risk, weakness in emerging markets, and lackluster inflation.

The Portfolio’s weakest performance during the period came from its positioning in the Canadian dollar. The currency proved especially tricky to trade, as market expectations shifted dramatically amid trade and monetary policy uncertainty. Many of the losses were attributable to poor timing during the second quarter. Early in the quarter, the subadvisor held a bearish view on the Canadian dollar, based on negative recommendations from the prospective equity flows and risk dynamics models. However, increasing optimism about the US-Canada trade relationship, along with an energy rally, led to appreciation for the Canadian dollar. The subadvisor then shifted to a positive view on the currency mid-quarter, as the inflation outlook improved. However, at the time, investors were more concerned about trade than price pressures, and the Canadian dollar depreciated. The position incurred additional losses near year-end, when the collapse in oil prices hurt the currency, working against the subadvisor’s again-bullish stance.

In terms of broad-based market correlation, the Portfolio’s currency strategy met its uncorrelated objective. During the year, broad macro drivers had a relatively modest impact on performance. The Portfolio’s transient exposure to most asset classes (including equities and commodities) was muted throughout the period due to offsetting exposure across positions. The subadvisor did observe some intermittent positive correlation to bond markets, but in general, country-specific developments had a more pronounced impact on performance.

Regarding derivatives, the only instruments traded in the Portfolio are currency forwards, which are considered derivative instruments. The entire performance of the Portfolio is based on the returns of these currency forwards.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Franklin Templeton K2 Global Absolute Return Portfolio	December 31, 2018

Report of the Investment Manager - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-5.43%	-0.54%
FTSE 3-Month Treasury Bill Index	1.86	0.64
S&P 500 Index	-4.38	8.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Franklin Templeton K2 Global Absolute Return Portfolio returned -5.43%. The Portfolio underperformed both the FTSE 3-Month Treasury Bill Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek capital appreciation with reduced market correlation.

What were market conditions during the reporting period?

Global equities declined during 2018 amid investor concerns about tighter regulation of technology companies, political uncertainties in the US and the European Union, and major central banks’ interest rate paths and unwinding of monetary stimulus measures. Markets were further pressured by US trade disputes with its allies and China, as well as their impact on global economic growth and corporate earnings. In the fixed income markets, developed and emerging markets debt declined, pressured by a strong US dollar. Corporate credit, including high yield and investment-grade bonds, also declined. In contrast, leveraged loans advanced.

What strategies or holdings affected the Portfolio’s performance?

At the beginning of 2018, stock market volatility remained well below historical levels, the long-running US equity bull market showed few signs of fatigue, and the Bloomberg Barclays US Aggregate Bond Index had just posted a healthy return for 2017.

Despite these tailwinds for traditional risk assets at the start of 2018, Franklin Templeton maintained substantial exposure to alternatives during the reporting period, which meaningfully added to relative performance. A conditional risk overlay (CRO) also strengthened relative results, as equity markets sharply sold off in the fourth quarter of 2018.

In contrast, global equities hindered the Portfolio’s relative returns, primarily due to underlying security selection in the US. Financials, health care, and information technology stocks dampened results. In the financials sector, a downturn in European bank shares detracted from the Portfolio’s relative returns; however, Franklin Templeton and the underlying fund viewed the sell-off as a potential opportunity and maintained conviction in European banks. Conversely, stock selection in communication services supported the Portfolio’s performance. Another sector that contributed positively was energy.

Toward the end of the period, Franklin Templeton reduced the Portfolio’s equity allocation. Investor sentiment had weakened in recent months, and lower corporate earnings were expected for 2019 and 2020, although earnings still appeared attractive at the end of the period.

Fixed income weighed on relative performance. During the period, the largest bond sector detractor was an allocation to high yield bonds, followed by allocations to investment-grade bonds and bank loans. The Portfolio’s largest allocation was in corporate credit (inclusive of high yield and investment-grade corporate credit, senior secured floating-rate bank loans, and collateralized loan obligations), with almost 50% of this allocation in below-investment-grade corporate securities. Although this exposure contributed positively to performance throughout much of 2018, the market experienced a quick and significant reversal in the fourth quarter. Although investment-grade corporate bonds provided attractive downside protection versus their high yield bond counterparts in the fourth quarter, poor performance throughout the rest of 2018 created headwinds for the sector. Franklin Templeton believes that much of the underperformance for these sectors was sentiment driven as opposed to fundamentals driven, and that corporate credit fundamentals remain favorable overall despite the recent difficulties.

Within alternatives, risk premia positioning was favorable for the period, led by a volatility-linked strategy that meaningfully added to performance in the fourth quarter. Conversely, the credit momentum strategy hindered performance, as spreads (yield differentials) widened among high yield and investment-grade bonds. The hedge fund tracker strategy performed meaningfully better than the HFRX Global Index during the period, demonstrating its downside protection and diversification benefits. At period-end, the hedge fund tracker represented nearly 20% of the Portfolio.

Franklin Templeton’s conviction in the CRO, which employed net short positions on equity index futures, was rewarded during the period. The term “conviction” is used to reflect the Portfolio’s continued allocation to the CRO despite headwinds for the overlay for much of 2018. Franklin Templeton believed the economic environment — moderating global growth, broad concerns over trade policies and, later in the period, meaningful weakening in investor sentiment — merited caution and attention to downside protection. The CRO added to the Portfolio’s relative performance during the period, though it weighed on relative returns in the second and third quarters when “risk-on” environments prevailed.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-9.47%	2.80%
Blended Index	-4.73	5.11
S&P 500 Index	-4.38	8.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Goldman Sachs Global Growth Allocation Portfolio returned -9.47%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek total return made up of capital appreciation and income.

What were market conditions during the reporting period?

Following 2017’s strong equity returns and atypically low levels of market volatility, 2018 was a far more challenging year. In contrast to the prior nine years, 2018 was marked by a lack of upside available across equity and fixed income asset classes. Several market themes were at play that led to this result. These included concerns around slowing global economic growth, escalating trade policy tensions between the US and China, and spillover effects from idiosyncratic geopolitical events in countries such as Italy, Turkey, and Argentina.

The above themes resulted in a year-end negative return for the majority of risk assets across equities, fixed income, and commodities. The S&P 500 Index generated its worst annual return since 2008, while the Bloomberg Barclays US Aggregate Bond Index ended the year up only one basis point. (A basis point equals 0.01%.)

After returning 37% in 2017 and outperforming developed markets, emerging markets (EM) equities underperformed developed markets over the year. Surprises to the downside in EM economic data, as well as ongoing trade policy tensions between the US and China, soured investors’ appetites for emerging market assets. Concerns for EM countries with significant external-funding requirements, such as Turkey and Argentina, further weighed on EM across fixed income assets.

Overall, 10-year US Treasury yields rose over the year, peaking in November, but declined significantly through the end of December on the back of slower global growth expectations and the concern that the Federal Reserve (the Fed) may be tightening monetary policy too quickly.

The fourth quarter proved particularly challenging, as downward revisions in corporate earnings guidance and less-accommodative Fed policy weighed on global equities, which experienced a large drawdown in one of the worst fourth quarters in history. These growth concerns, coupled with dovish Fed commentary, caused markets to reprice the 2019 Fed rate hike expectation from an approximate 45-basis point hike to no hike. However, the Fed still projects a 50 basis point hike in 2019, showing a disconnect between market pricing and the Fed’s expectation.

The US dollar ended the year up, supported by corporate earnings growth and four Fed rate hikes in 2018.

What strategies or holdings affected the Portfolio’s performance?

On the back of a challenged market environment, both the benchmark and the Portfolio ended 2018 in negative territory, with the Portfolio underperforming its benchmark over the year. Negative portfolio performance was primarily driven by global equities, with emerging market and international developed equities being the top detractors. Both emerging market and international developed equities struggled on concerns about slowing global growth and uncertainty about US trade policy.

Within fixed income, allocations to bonds with credit exposure, such as high yield bonds and local emerging market debt, detracted from returns, in line with general underperformance across risk-on assets. However, an allocation to high yield bank loans defied the trend and contributed to results, benefiting from their relatively lower sensitivity to interest rates.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited) (Continued)

Relative to the benchmark, allocations to real asset equities outperformed traditional global equities over the year. Relative outperformance was due to investors seeking safety in higher-yielding and more defensive asset classes amid the sell-off in broader global equities. Tactical asset allocation detracted from returns overall. However, certain country-specific tactical positions contributed to returns, led by short positioning in South African equities and long positioning in Singaporean equities. The Portfolio no longer holds these exposures. Other dynamic positions, which seek to adjust the strategic asset allocation for the current economic cycle by capturing cyclical changes, detracted from performance. This was primarily due to the view to be underweight government bonds expressed through German exposure using derivative futures contracts. German government bond yields fell and bond prices increased over the year due to disappointing economic growth, instability around Italy, as well as increasing global trade tensions.

A long US dollar position expressed by hedging non-US developed market currency exposure was a contributor to returns given relative US dollar strength. The Portfolio’s liquid alternative strategies posted negative returns during the period. However, they outperformed traditional equities during the year-end sell-off. There were no other material detractors from performance.

The Portfolio makes use of derivatives when consistent with the stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures to replicate US and developed international large-cap equities and US small-cap equities. These derivatives did not meaningfully contribute to or detract from performance beyond the returns expected of the asset classes that each respective derivative sought to replicate. The Portfolio also makes use of derivatives to express active short-term views on the market. Over the period, the Portfolio used equity futures to nimbly express active short-term views, which as a whole, detracted from performance. Over the reporting period, currency forwards were used to go long and short select currencies, which detracted from performance. Interest rate options were used to implement a macroeconomic hedging strategy, which detracted from performance. To implement a short duration view, the Portfolio used fixed income futures and interest rate options, which detracted from performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Goldman Sachs Global Income Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.28%	1.91%
Bloomberg Barclays Global Aggregate USD Index	-0.03	2.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Goldman Sachs Global Income Portfolio returned -0.28%. The Portfolio underperformed the Bloomberg Barclays Global Aggregate USD Index.

The investment objective of the Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

What were market conditions during the reporting period?

During the first quarter of 2018, the Federal Reserve (the Fed) raised the range for its benchmark interest rate by 25 basis points (bps) to between 1.50% and 1.75%. (A basis point is 1/100th of a percentage point.) Outside of the US, developed markets central bank monetary policy action was muted, although policymakers in Europe and Japan were mildly dovish, while the Norwegian central bank appeared to be turning more hawkish. Market volatility spiked higher on several catalysts, including firmer-than-expected US wage and price inflation data at the start of February 2018 (although the moves were accentuated by quantitative and volatility-oriented trading strategies) and equity market declines, alongside rising investor concerns around trade tensions in March. In turn, risk asset performance, including spread (or non-government bond) sectors, such as corporate credit and emerging markets debt, were challenged.

Technical factors, including high new supply and front-end funding pressures, further weighed on US investment-grade corporate bond performance. Economic activity data was strong across sectors of the economy, such as business investment and household consumption, and across countries, with positive growth across both emerging markets and developed markets countries. Manufacturing survey data was comfortably in expansionary territory, and unemployment rates either remained at economic cycle lows or continued to fall. That said, toward the end of the first quarter, momentum in manufacturing survey data started to turn, with three-month moving averages in key markets falling and economic surprise indexes turning less positive.

The Fed delivered the seventh rate hike of its tightening cycle in June. The European Central Bank (ECB) announced plans to taper its quantitative easing program. Elsewhere, the Bank of England kept policy unchanged, although Chief Economist Andrew Haldane joined two other monetary policy committee members in voting for a rate hike. US-China trade tensions, political events in emerging markets and Italy, as well as higher US interest rates and a stronger US dollar challenged risk asset performance during the second quarter, although US high yield corporate credit delivered a modestly positive total return.

The global economy continued to expand in the third quarter, led by particularly strong growth in the US. However, while the US continued to grow at above-trend levels, other major economies — including Europe, the UK, and China — continued the gradual softening trend that had begun earlier in 2018. Interest rates were range-bound for most of the third quarter but began trending higher in September as the Fed delivered its eighth rate hike since December 2015. Fed Chairman Jerome Powell delivered an upbeat assessment of the US economy, leading the market to increase its expectations for additional rate hikes in 2019. Interest rates in other developed economies followed US rates higher. In fixed income markets, spread sectors performed well in the third quarter. Emerging markets debt rebounded after two consecutive quarters of negative performance, as strength in July and September outweighed pronounced August weakness. The market responded positively to a larger-than-expected rate hike in Turkey and constructive trade developments between the US and Mexico. US high yield corporate bonds delivered their strongest total return since the first quarter of 2017.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Goldman Sachs Global Income Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited) (Continued)

During the fourth quarter, concerns about a slowdown in global economic growth and tighter financial conditions resulted in risk-off investor sentiment and weighed on spread sector performance. Global interest rates generally rose in 2018 but declined into year-end, as fears about the end of the economic cycle gained traction and expectations for monetary tightening diminished. The Fed delivered its fourth rate hike of 2018 at its December meeting. US investment-grade corporate credit experienced notable underperformance for the quarter, with investment-grade spreads and high yield spreads migrating to their 54th and 59th percentiles, respectively, from 14th and 13th at the start of the year. Heading into 2018, market-implied pricing pointed to a cumulative rise in G10 central bank policy rates of 272 bps, of which 51 bps was expected to be by the Fed. However, realized monetary policy tightening in 2018 undershot market expectations, with 250 bps of rate hikes being delivered, although the Fed delivered 100 bps and therefore exceeded market-implied pricing. (The G10, or Group of 10, is actually a group of 11 industrialized nations that include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK, and the US.)

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its benchmark index during the reporting period, with its currency and cross-sector strategies detracting. The currency strategy hurt performance, driven by a long position in the Swedish krona versus the euro. Weaker-than-expected Swedish inflation data and the country’s dovish central bank prompted a rally in short-term interest rates and a sell-off in the Swedish krona. Overweight positions in emerging markets currencies, particularly the Argentine peso, also detracted from results. The combination of a more hawkish Fed, a more dovish ECB, and renewed trade tensions between the US and China led to a US dollar rally and a bout of risk aversion along with a sell-off across emerging markets currencies. On the positive side, the Argentine government reached an agreement with the International Monetary Fund for a three-year Stand-By Arrangement (SBA) facility of $50 billion. (SBAs address short-term or potential balance of payments problems.)

The Portfolio’s cross-sector positioning also detracted during the reporting period, specifically in the fourth quarter of 2018. This was primarily driven by an overweight bias to spread sectors–emerging markets debt and corporate credit. US corporate credit experienced notable underperformance in the fourth quarter, with both investment-grade and high yield spreads widening. Weakness in the sector was induced by concerns around the end of the economic cycle, a decline in oil prices, and the withdrawal of central bank liquidity.

Contributing positively to performance was the Portfolio’s duration and yield curve positioning, country strategy, and security selection strategy. Duration and yield curve positioning, led by an underweight in US interest rates, added to results, as positive US economic data, firming inflation, and a hawkish Fed led to higher interest rates during the period as a whole. The Portfolio’s country strategy also bolstered performance, driven predominantly by an overweight in Europe versus an underweight in Sweden. This positioning outperformed, particularly in December 2018, as Sweden’s central bank raised interest rates, marking its first tightening policy move in seven years.

As for security selection, corporate selection strategy contributed positively to performance, primarily due to the Portfolio’s position in investment-grade credit default swaps versus a cash bonds basis trade, along with exposure to short-maturity US investment-grade corporate bonds. (A basis trade is an arbitrage trade that seeks to profit from perceived mispricing of securities.) Government/swap selection was also beneficial, driven mainly by holdings of European nominal bonds versus real yield steepening positions. (Yield steepening positions seek to exploit the changing relationship between short-term and long-term yields.) Within the securitized sector, positive performance was due to selection of specific asset-backed securities and collateralized loan obligations. However, within emerging markets debt, overweight positions in Argentina and Venezuela detracted from results, as they were affected by the sell-off in emerging markets assets. In Argentina, despite volatility that stemmed from concerns around the government’s ability to pursue fiscal consolidation, Goldman Sachs believes that policymakers’ actions — including a sizeable central bank rate hike — may help stabilize financial asset volatility. Goldman Sachs remains constructive on Argentina and believes the risk premium reflected in Argentinian external debt is excessive given the monetary and fiscal policy response.

The Portfolio uses derivatives both to hedge and to actively implement investment decisions generated from top-down macro and bottom-up market views. To augment the physical positions in the Portfolio, as well as to hedge exposures, Goldman Sachs makes use of derivatives when consistent with the investment objectives and policies of the Portfolio. More specifically, Goldman Sachs has the ability to use derivatives, such as futures, options, or swaps, to gain exposure to sectors/securities without investing in them directly (including when owning the derivative investment may be more efficient or less costly than owning the sector/security itself), to reduce macro risks, enhance income, or provide downside risk protection for one or more securities to which the Portfolio has exposure.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Jennison Global Infrastructure Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-8.55%	2.08%
S&P Global Infrastructure Index	-9.50	2.50
S&P 500 Index	-4.38	8.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Jennison Global Infrastructure Portfolio returned -8.55%. The Portfolio outperformed the S&P Global Infrastructure Index and underperformed the S&P 500 Index.

The Portfolio’s investment objective is to seek total return.

What were market conditions during the reporting period?

Market concerns surrounding rising inflation expectations and monetary tightening, along with uncertainty about the Trump administration’s policy initiatives, caused equity markets to decline early in 2018. Those concerns seemed to subside, as most major indices continued their march upward until October. Early in the fourth calendar quarter, market fears surrounding rising interest rates, deteriorating growth prospects in the US and emerging markets, and the escalating odds of a trade war combined to unsettle both domestic and global equity markets.

Volatility returned with a vengeance in 2018, having been muted over the past few years, with the CBOE Volatility Index (the VIX) higher by a sharp 130% during the 12-month period. The energy sector was among the worst-performing sectors within the broad S&P 500 Index, likely a result of West Texas Intermediate (WTI) oil prices falling 24.84% during the year.

The S&P Global Infrastructure Index (the Index) declined during the period, predominately led by double-digit declines among energy infrastructure companies. Multi-utilities also struggled, while electric utilities were the only bright spot within the Index, returning low-single-digit positive performance.

What strategies or holdings affected the Portfolio’s performance?

In absolute terms, the Portfolio lost the most ground from holdings within the construction & engineering and highways & rail tracks segments during the period. Additionally, the Portfolio’s midstream energy names were among the largest detractors from both absolute and relative performance. A relative underweight allocation within electric utilities also hurt. Conversely, the Portfolio’s electric utilities names contributed positively to both absolute and relative returns, as did independent power producers & energy traders. Holdings within the railroad segment also positively contributed to the Portfolio’s returns.

Top absolute positive contributors to the Portfolio included independent power & renewable electricity producer NRG Energy Inc. Its shares performed well as the company beat earnings expectations, maintained its full-year guidance, and raised its dividend by 3.6%. NextEra Energy Inc. shares rose as the company reported solid quarterly earnings in April 2018, adding more than 1,000 megawatts to its backlog of renewable projects. Railroad operator CSX Corp. performed well during the period as its precision railroading transformation gained momentum faster than expected. It also benefited from both accelerating volumes and improved pricing trends during the period. Jennison continued to favorably view the company at the end of the period, given improving commodity and industrial volumes as well as the operating metrics that CSX’s ex-CEO Hunter Harrison put into place before his death in December 2017.

On the negative side, shares of midstream energy firm Williams Companies underperformed in what was a rocky environment, as the broader midstream energy space (as measured by the Alerian MLP Index) declined more than 19% during the reporting period. In mid-March, the Federal Energy Regulatory Commission’s unexpected announcement to change the tax benefits of master limited partnerships caused a broad sell-off in midstream names, sending shares of Williams lower during the first quarter of 2018. Additionally, shareholders of Williams Companies in August

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Jennison Global Infrastructure Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited) (Continued)

voted to acquire the remaining outstanding units of Williams Partners, effectively “rolling it up” into Williams Companies’ corporate structure. The new simplified structure was not only appealing to investors but also would allow favorable distribution coverage metrics, a deleveraging balance sheet, and enough internally generated cash flow to avoid external equity issuance for the next several years, in Jennison’s view.

France-based toll-road operator Eiffage SA performed well during the period, as the company reported solid earnings and announced strong order trends that highlighted a cyclical improvement in its French construction business. Jennison continued to favor the company at the end of the period for its improving contracting business, solid toll-road traffic growth, and ability to lower its interest costs, which can drive earnings-per-share growth, in its view. Atlantia SpA underperformed during the period after shares of Italy’s largest toll motorway builder and operator fell nearly 25% upon news of its Genoa Bridge motorway collapsing in August during maintenance work. While the investigation continues, the tenor of political comments from the Italian government likely will increase the stock’s volatility, in Jennison’s view. Jennison intends to continue to hold the position and “wait out” the volatility until it can obtain further clarity.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Managed Alternatives Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-3.39%	-0.93%
FTSE 1-Month US Treasury Bill Index	1.82	0.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Managed Alternatives Portfolio returned -3.39%. The Portfolio underperformed the FTSE 1-Month US Treasury Bill Index.

The investment objective of the Portfolio is to seek long-term capital appreciation with a focus on downside protection.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014; and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Despite soundly outperforming the negative return of the S&P 500 Index, the Portfolio experienced a negative return for the reporting period of -3.39%, underperforming the positive return of the Citi 1-Month T-Bill Index (the Index). The Portfolio also underperformed the Bloomberg Barclays US Aggregate Bond Index, which represents the overall US bond market. During an equity market drawdown, it is not surprising to see long-short equity strategies producing negative returns. Neuberger Berman, however, disappointed by capturing a majority of the equity market’s negative performance, which drove much of the overall Portfolio’s loss for the period. In contrast, First Quadrant’s Absolute Return Currency strategy was a top positive contributor to the Portfolio’s performance, gaining 3.7% on weak energy prices, which added to the weakness in energy-sensitive currencies, specifically benefiting First Quadrant’s strategy through short positions in Scandinavian currencies. The Morgan Stanley Multi-Asset strategy also contributed positively to Portfolio performance via its defensive outlook and positioning, specifically short cyclical stocks versus long defensive sectors and a long US Treasury position.

By its mandate, most of the Portfolio’s fund investments use derivatives to execute their alternative strategies. The Portfolio uses derivatives such as currency forwards, interest rate swaps, futures, options, and swaptions (options on interest rate swaps) to gain long or short exposures to various asset classes or countries quickly and efficiently. The goal is to produce exposures that have a low correlation to traditional market exposures or to hedge specific market exposures. These investments were unable to improve the Portfolio’s performance or risk over the period. Although any use of derivatives may create profits or losses over a given period of time, the Portfolio’s diversification across multiple funds and sources of risk constrains the combined impact.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST Managed Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-12.11%	3.40%
MSCI All Country World Index (GD)	-8.93	4.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Managed Equity Portfolio returned -12.11%. The Portfolio underperformed the MSCI All Country World Index (GD).

The Portfolio’s investment objective is to provide capital appreciation.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Overall, underlying funds were meaningfully negative to performance for the period. Results within the US were mixed, with large-cap core and large-cap value funds trailing their benchmarks by a large margin. Specifically, the AST QMA US Equity Alpha Portfolio and AST Hotchkis & Wiley Large-Cap Value Portfolio significantly underperformed the S&P 500 Index and Russell 1000 Value Index, respectively. Growth funds, however, trimmed losses, as the AST T. Rowe Price Large-Cap Growth Portfolio significantly outperformed the Russell 1000 Growth Index for the period.

Tactical asset allocation had a slightly negative effect. The underperformance came primarily from a relative tilt to small- and mid-cap equities, and away from large caps, as US large caps ended the period as the best-performing segment of the benchmark. Additionally, an off-benchmark position in natural resources was a detractor, as commodities were pulled down by weak oil prices to close out the year. However, this negativity was largely offset by positive tactical asset allocation contributors in the Portfolio. This included an underweight to Canadian equities, which were negatively impacted by lower oil prices and a pullback in credit, as well as an underweight in emerging markets, which were hit by a stronger US dollar as well as global trade tensions.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST Managed Fixed Income Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.84%	1.19%
Bloomberg Barclays US Aggregate Bond Index	0.01	2.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Managed Fixed Income Portfolio returned -0.84%. The Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek total return.

What were market conditions during the reporting period?

Strained fundamentals and geopolitical tensions across the globe heightened investor concerns, particularly late in 2018. To be sure, tax cuts boosted corporate earnings and US economic growth for much of the year, while the unemployment rate remained at historically low levels. During the second and third quarters of 2018, the US economy experienced two of its strongest quarters of growth since 2014 and major equity market indexes reached all-time highs, only to plunge during the final months of the year. Concerns over trade wars, slowing growth, and falling prices of oil and other commodities, however, led many companies to start lowering their profit forecasts for 2019. Combined with elevated valuations, heightened equity market volatility led markets lower in October and accelerated those losses in December, giving US equity markets their first annual decline since 2008.

Specific to active managers, stock correlations dropped early in the year, only to spike again during the fourth quarter. Meanwhile, small-cap stocks and international investments, both in emerging and developed markets, underperformed the S&P 500 Index, providing a headwind to many active managers who overweight these market segments.

What strategies or holdings affected the Portfolio’s performance?

Asset allocation effects were marginally negative in 2018. An off-benchmark position in short-duration bonds benefited returns, as the asset class outpaced the flat return of the Bloomberg Barclays US Aggregate Bond Index. However, this was offset by other off-benchmark positions in global bonds, high yield bonds, and emerging markets debt, all of which trailed the Portfolio’s benchmark index as riskier asset classes sold off at the close of 2018. A position in Treasury inflation-protected securities also detracted as oil prices dropped in the fourth quarter, lowering forward-looking inflation estimates and consequently investors’ need to hedge unexpected inflation surprises.

Underlying fund performance was the main driver of negativity for the period. Most underlying funds saw negative relative performance, including the AST Prudential Core Bond Portfolio, which is allocated the bulk of the Portfolio’s assets. This negativity was only partially offset by the positive relative performance of the AST High Yield Bond Portfolio and the AST Wellington Management Global Bond Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST Morgan Stanley Multi-Asset Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.65%	-2.56%
ICE BofAML 1-Month LIBID Avg. Index	1.87	0.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Morgan Stanley Multi-Asset Portfolio returned -0.65%. The Portfolio underperformed the ICE BofAML 1-Month LIBID Avg. Index.

The investment objective of the Portfolio is to seek total return.

What were market conditions during the reporting period?

Global equities, as represented by the MSCI ACWI Index (the Index), fell 7.7% during the reporting period — the worst annual return since 2008 and the first negative full-year return since 2011 — amid declining central bank liquidity and slowing global growth. After a negative first quarter in which markets were weighed down by rising interest rates, inflation, and increasing protectionism, global equities steadily rallied during the second and third quarters, propelled by strong US corporate earnings and economic growth. Volatility returned in the fourth quarter, with global equities falling on renewed concerns over rising rates, slowing growth in China and the US, and geopolitical issues such as US-China trade tensions and the UK’s negotiations to leave the European Union (known as Brexit).

All regions experienced negative performance for their equity markets during the period. The US stock market performed best, with the S&P 500 Index falling 4.4% overall despite a nearly 20% drop in the fourth quarter. A strong late-cycle economy, combined with individual and corporate tax reform, helped US earnings-per-share (EPS) grow strongly during the period. However, the overall market decline was driven by slowing growth, the Federal Reserve’s (the Fed) mostly hawkish tone, and fears of peaking stimulus and earnings amid rising protectionism. Eurozone equities declined 12%, as represented by the Euro Stoxx 50 Index, hurt by currency strength, geopolitical uncertainty, persistently disappointing economic data, and the end of the European Central Bank’s (ECB’s) quantitative-easing program in December.

Elsewhere, emerging market (EM) equities returned -14.6% in US dollar (USD) terms (-10.1% in local currency) during the period. EM equities initially rose in the first quarter when the USD weakened, then fell sharply in the second and third quarters amid the Fed’s decisions to raise interest rates, USD strength, and an escalating trade war between the US and China. EM equities held up relatively well in the fourth quarter despite evidence of slowing Chinese growth. Lastly, Japanese stocks lagged in 2018 (-17.6% TOPIX Index), falling during the first half of the year on concerns over withdrawal of monetary stimulus by the Bank of Japan as well as trade frictions with the US. The market rebounded in the third quarter on the report of strong second-quarter gross domestic product (GDP) growth, improving corporate earnings, yen weakness, and easing concerns about trade talks, but then fell again in the fourth quarter as the yen strengthened amid the risk-off environment.

Global bonds were up slightly on a total return basis in local currency terms during the period, with the J.P. Morgan Government Bond Index Global gaining 1%, but falling 0.7% in USD terms. US Treasury yields rose during the period in response to strong economic growth driven by fiscal stimulus and signals from the Fed and ECB for most of the year that monetary policy would continue to tighten. The Fed increased the federal funds rate four times in 2018. The US 10-year Treasury yield rose to 3.06% by the end of the September and then fell in the fourth quarter to 2.68% at year-end — the lowest level since January. The decrease was due to a flight to quality assets and a more dovish Fed outlook in response to weakening economic data. Meanwhile, the US two-year Treasury yield rose to 2.49% during the period, flattening its yield curve to only 20 basis points (bps). (A basis point is 0.01%.) The flattening — historically a precursor to recession — concerned many market participants. Yields of German bonds, typically considered safe-haven investments, declined on weaker economic data and risk-off flows in response to political uncertainty in Europe. Elsewhere, Italian bond yields spiked to 2.74% at the end of 2018. In general, yield spreads of most riskier bond asset classes widened, with US high yield debt particularly hard-hit in the fourth quarter when spreads increased to 5.26% at the end of the period, according to the Bloomberg Barclays US Corporate High Yield Bond Index. Lastly, yield spreads of EM debt, as measured by the J.P. Morgan Emerging Markets

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST Morgan Stanley Multi-Asset Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited) (Continued)

Bond Index Global, widened 124 bps during the year. EM local currency devaluations in the second and third quarters stoked higher inflation, prompting many central banks to hike rates amid slowing growth.

The US dollar rose 4.4% in 2018, pushed higher by increasing interest rate differentials relative to most trading partners as well as investors’ flight to safe-haven assets. In EM, Fed rate hikes, appreciation in the US dollar, and concerns over trade protectionism tipped the most vulnerable EM economies into crisis early on and caused widespread declines in those regions in the second and third quarters of the year. Many EM currencies sold off sharply; and although some losses were mitigated in the fourth quarter, the J.P. Morgan Emerging Market Currency Index declined 10.7% for the full year. Within EM, the Argentine peso (-51%) was the worst-performing currency despite the country securing a financing deal with the International Monetary Fund aimed at stemming foreign exchange weakness. The Turkish lira fell 28% as investors grew concerned over President Recep Erdogan’s increasingly authoritarian control over monetary policy, confrontations with the US, and the potential for lack of fiscal discipline under his leadership following his electoral win. The Brazilian real fell 17% on concerns over lack of political will to implement fiscal reforms and a truckers strike over rising fuel prices, which disrupted economic activity. The contagion spread to South Africa and Russia, where currencies fell roughly 14% and 17%, respectively. One notable exception was the Mexican peso, which ended the year flat, helped in part by a relief rally on reduced uncertainty after Andres Manuel Lopez Obrador won the presidential election. Also helping was the US and Mexico agreeing on a revised trade deal to replace the North American Free Trade Agreement, leaving many of the original agreement’s key provisions intact. The Japanese yen was the only major currency to strengthen versus the US dollar (+2.8%) due to investors’ perception of the yen as a safe haven.

Commodities fell 13.8% in 2018, according to the S&P GSCI Total Return Index, with Brent oil and copper prices each tumbling more than 20%. During the first three quarters of the year, oil rose nearly 16% on strong global growth, Venezuela’s production collapse, US sanctions on Iranian oil, and bottlenecks in US shale oil wells. However, during the fourth quarter, Brent oil declined by 35% amid falling demand forecasts and oversupply concerns, as Saudi Arabia and Russia agreed to raise production and the US announced waivers for importers of sanctioned Iranian oil. The price of copper fell throughout the year on trade-war fears, weakening Chinese data, and the stronger US dollar.

What strategies or holdings affected the Portfolio’s performance?

One of the main contributors to the Portfolio’s performance during the reporting period was its “China Slowdown” theme, which involved shorting Chinese H-shares (shares of companies incorporated in mainland China that are traded on the Hong Kong Stock Exchange), luxury goods manufacturers, and copper. Also contributing to performance was the Portfolio’s “Global Growth Peaking” theme, which involved shorting global machinery stocks. These strategies were employed at a time when Chinese and global growth slowed, the US-China trade war intensified, and commodity prices fell. Other contributors included long positions in Brazilian bonds, in the Mexican peso versus EM currencies, and in G-4 currencies versus the Australian dollar. (The G4 includes Brazil, Germany, India, and Japan.)

A main detractor from the Portfolio’s performance included a long position in US consumer finance stocks, as credit card delinquencies increased and earnings improvement paused for these companies. Elsewhere, the Portfolio was short US cyclical stocks versus defensive stocks, which hurt because cyclicals outperformed defensives in the first half of 2018. A long position in Japanese equities versus US equities also detracted, as yen strength, concerns over withdrawal of monetary stimulus by the Bank of Japan, and trade frictions with the US weighed on Japanese stocks. Other detractors included a long position in the Turkish lira versus EM currencies, given rising tensions with the US as well as unorthodox monetary policy and fiscal discipline following Turkish President Erdogan’s electoral win.

The Portfolio used derivatives for a variety of purposes, including to implement trades more efficiently relative to cash markets, as well as for hedging, risk management, overall tactical portfolio management, or earning income. Certain Portfolio investment themes may be entirely or partially implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments, and other related instruments. The Portfolio may also invest in foreign currency forward exchange contracts in connection with its investments in foreign securities. The use of derivatives during the reporting period had a negative impact on the Portfolio’s performance overall.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST Neuberger Berman Long/Short Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-6.79%	1.22%
HFRX Equity Hedge Index	-9.42	-1.41
S&P 500 Index	-4.38	7.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Neuberger Berman Long/Short Portfolio returned -6.79%. The Portfolio outperformed the HFRX Equity Hedge Index and underperformed the S&P 500 Index.

The primary investment objective of the Portfolio is to seek long term capital appreciation with a secondary objective of principal preservation.

What were market conditions during the reporting period?

The US stock market generated strong results during the first nine months of the reporting period, reaching all-time highs multiple times. Generally, robust corporate earnings, partially fueled by the 2017 tax reform bill, drove the rally. However, the market sharply reversed course and experienced a broad-based decline during the last three months of the period. A number of issues negatively influenced investor sentiment, including moderating global growth, ongoing global trade tensions (particularly between the US and China), concerns over future US Federal Reserve monetary tightening, and a partial US government shutdown. The S&P 500 Index fell 4.38% for the period.

What strategies or holdings affected the Portfolio’s performance?

Neuberger Berman categorizes the Portfolio’s investments on the long side into three buckets: Capital Growth, Total Return, and Opportunistic. Capital Growth investments demonstrate attractive industry fundamentals, strong competitive positions, growing revenues, and attractive reinvestment opportunities. Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which can result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). The Total Return bucket also includes fixed income holdings, which consist mainly of high yield securities. Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, corporate reorganizations, merger-and-acquisition activity, or other market dislocations that have the potential to unlock intrinsic value.

For the reporting period, equity longs detracted from the Portfolio’s returns, primarily driven by security selection in the health care, consumer staples, and communications sectors. On the long side, the Capital Growth, Total Return (including fixed income), and Opportunistic buckets detracted from results. In contrast, individual single-name shorts and market shorts used to hedge the Portfolio contributed to performance.

Derivatives such as futures, options and swaps are used to gain exposure to certain segments of the market, adjust the overall risk profile, hedge certain exposures as a result of market conditions, and at times to enhance the overall return profile. As a result of hedging activity the derivatives used generated a positive relative performance contribution to overall Portfolio returns during the 2018 calendar year.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST PIMCO Dynamic Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.31%	-0.89%
ICE BofAML US Dollar 3-Month LIBOR Constant Maturity Index	2.08	0.90
Bloomberg Barclays US Aggregate Bond Index	0.01	2.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST PIMCO Dynamic Bond Portfolio returned -0.31%. The Portfolio underperformed both the ICE BofAML US Dollar 3-Month LIBOR Constant Maturity Index and the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek total return.

What were market conditions during the reporting period?

The beginning of 2018 was characterized by a challenging market environment, featuring higher yields and lower equity prices as volatility rose. Risk asset returns started the year higher but then reversed, first on concerns about rising interest rates — spurred by expectations for higher inflation, increased supply of US Treasury securities, and more Federal Reserve (Fed) rate hikes — and then on fears of a global trade war. Credit spreads ended the first quarter wider, and the US dollar weakened. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.) Meanwhile, central banks remained on course for diminished monetary support, as the Fed raised its policy rate and the ”dot plot,” which shows the projections of the 16 members of the Fed’s rate-setting body, shifted higher for 2019-2020.

In the second quarter, the US dollar rallied, while geopolitical tensions weighed on risk sentiment. Toward the end of the quarter, risk sentiment waned amid geopolitical turmoil and escalating trade tensions. Divergence in economic growth momentum and central bank activity between the US and other developed regions supported the US dollar, which contributed to weakness in emerging markets assets. In the US, the Fed hiked its policy rate and signaled two more increases in 2018.

During the third quarter, developed market yields shifted higher, while risk assets were resilient. Despite lingering tensions between the US and China and challenges in emerging markets assets, a strong fundamental backdrop persisted and contributed to outperformance of US risk assets relative to those abroad. US equities rallied, credit spreads tightened, and the US dollar strengthened. Meanwhile, central banks remained on course for diminished monetary policy support, which pushed developed market yields higher.

Markets rode a wave of volatility into year-end, as Fed policy, trade issues, geopolitical frictions, and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Bond markets remained a safe haven through the stormy end-of-year period. Amid the fourth quarter’s flight to safety, intermediate- and long-term interest rates rallied sharply, leaving the 10-year US Treasury yield at 2.68% at year-end, following a high of 3.24% in November.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio experienced a subadviser transition on September 17, 2018. Goldman Sachs Asset Management (GSAM) was the subadviser for the Portfolio from January 1, 2018, until September 16, 2018, when the Portfolio was transitioned to the new subadviser, PIMCO.

Results prior to September 16, 2018 are attributable to GSAM and are not reflective of the how the Portfolio is managed today. The recommendation to replace GSAM with PIMCO was based on PIMCO’s repeatable top-down process, ability to navigate various market environments, and strong performance and downside protection.

The Portfolio’s underperformance through September 30 was driven by GSAM’s top-down strategies, most notably its currency strategy. The Portfolio’s exposure to the Argentine peso and the South African rand were the biggest detractors within its currency strategy. Negative security selection within

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST PIMCO Dynamic Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited) (Continued)

emerging markets debt also hurt performance. The Portfolio benefited from its duration positioning, as it was underweight short-term US interest rates in anticipation of additional hikes by the Fed. Duration is a measure of a bond’s price sensitivity to interest rates over time.

After PIMCO became subadviser in mid-September, the Portfolio benefited from its duration and curve positioning, long exposure to the Argentine peso and Turkish lira, and exposure to the US cash rate. (The cash rate is the interest rate charged on overnight loans between banks.) Duration exposure within Japan and Italy detracted, as did exposure to investment-grade and high yield corporate bonds, as credit spreads broadly widened. The Portfolio’s allocations to emerging markets quasi-sovereign debt also hurt relative performance during the fourth quarter.

Derivatives were used in the Portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market movements. The Portfolio’s exposure to interest rates, which was positive for returns, was partly facilitated through the use of interest rate swaps, options, and futures. The Portfolio’s overall corporate exposure was partially obtained via the use of credit default swaps. The Portfolio’s long Argentine peso and Turkish lira position relative to the US dollar was partly achieved through currency forward agreements and ultimately contributed positively to performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-6.54%	4.78%
Blended Index	-5.22	3.81
MSCI All Country World Index (GD)	-8.93	4.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Prudential Flexible Multi-Strategy Portfolio returned -6.54%. The Portfolio underperformed the Blended Index and outperformed the MSCI All Country World Index (GD).

The Portfolio’s investment objective is capital appreciation.

What were market conditions during the reporting period?

The reporting period was characterized by the return of market volatility, rising trade tensions, concerns over global economic growth, and fears of an overly aggressive Federal Reserve (the Fed). High valuations and an exceptionally strong start to the year led to a quick correction in US equities in the first quarter, which helped inject a measure of sobriety into the markets. A growing economic growth differential between the US and the rest of the world led to a steady decline in international markets, which failed to bounce back following the early-year volatility.

Escalations in trade uncertainty helped exacerbate the situation and reinforced growth uncertainty. In the meantime, the Fed was quietly unwinding its balance sheet with its quantitative-tightening program, which had the effect of reducing global liquidity and drove investor assets back toward the US, helping support equity prices as well as the dollar.

Off-the-cuff comments by Fed Chairman Jerome Powell at the beginning of the fourth quarter were construed as overly hawkish and triggered a rout in equities as investors feared there would be significant interest rate increases to come. Whether the global economy could weather such aggressive monetary policy was the question on investors’ minds heading into the end of the year and prompted a flight toward safety, as well as the most negative year for global equities since the 2008 global financial crisis.

What strategies or holdings affected the Portfolio’s performance?

Tactical short-term asset allocation decisions added to performance during the reporting period. The largest driver of tactical gains was an overweight (holding a larger percentage than the benchmark index) in global equities for much of the year, with a strong tilt toward the US, a region that outperformed international equities and US fixed income by comfortable margins until the final month of 2018. The Portfolio aggressively pulled back on risk assets at the beginning of December, which helped avoid the worst of the global equity drawdown experienced that month.

Contributions from underlying strategies centered on the strong performance of the QMA International Opportunities sleeve, which accounted for the Portfolio’s largest international stock holding. The strategy was introduced into the Portfolio in the previous year and has since comfortably outperformed its benchmark index. However, other asset class fulfillment struggled, detracting from fixed income and domestic equity returns and more than offsetting the benefits of tactical asset allocation for the period.

Given the Portfolio’s ability to “go anywhere,” there were various positions initiated or closed during the period. They included futures in the S&P 500 Index, IBEX 35 Index, CAC 40 Index, MSCI EAFE Index, MSCI EM Index, Tokyo Stock Price Index (TOPIX), and 10-year US Treasury notes. Various exchange-traded funds (ETFs) were also used, including SPDR Financials Select ETF, SPDR Technology Select ETF, iShares S&P 500 ETF, iShares MSCI ACWI ex US, and various iShares products tracking different Treasury bond maturities between 1 and 20-plus years.

The Portfolio used stock futures and Treasury bond futures to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolio to express tactical views which, in aggregate, added significant value relative to the benchmark during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

AST QMA International Core Equity Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-15.43%	1.95%
MSCI EAFE Index (ND)	-13.79	1.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/5/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST QMA International Core Equity Portfolio returned -15.43%. The Portfolio underperformed the MSCI EAFE Index (ND).

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were market conditions during the reporting period?

In contrast to 2017’s global synchronized economic growth, 2018 was marked by global divergence, characterized by relative strength in the US and weakness in the rest of the world.

This made for a challenging year for financial markets, with a breadth of assets declining or delivering small gains over the period. During the global financial crisis in 2008, a handful of asset classes produced positive returns that beat US inflation. In 2018, real estate investment trusts (REITs) and non-US government bonds were the only asset classes to do so.

The year was also marked by a significant pickup in market volatility. In 2017, the S&P 500 Index’s largest peak-to-trough decline was less than 3%. In contrast, the Index experienced two drawdowns of at least 10% during 2018 — the first time this happened since 1990. International markets fared even worse. For the period, the MSCI EAFE Index fell 13.79% and the MSCI Emerging Markets Index dropped 14.58%.

What strategies or holdings affected the Portfolio’s performance?

QMA manages risk-controlled portfolios using a bottom-up process that focuses on factors covering valuation, growth (analyst revisions), and quality. All overweight and underweight positions are a result of QMA’s stock selection process and do not reflect sentiment on any particular market segment.

After struggling in 2017, the performance of QMA’s valuation factors improved in 2018, particularly in the second half of the year. However, the efficacy of the value measures was diminished by deterioration in growth factor strength, most notably in the fourth quarter. Quality factors were also counterproductive.

The period contained three of the Portfolio’s weakest-performing months on a relative basis, with the steepest loss occurring in November. This underperformance was primarily the result of stock selection in some of the more growth-oriented sectors (where QMA emphasizes growth factors), namely industrials, information technology, and materials.

From a country standpoint, the largest detractors were the United Kingdom (led by an underweight in health care, up 9%, and unfavorable stock picks in consumer discretionary) and Japan (driven by difficult selection across materials, consumer staples, and information technology).

The Portfolio held a stock index future to mostly manage liquidity needs for redemptions. This derivative generally did not affect performance significantly.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

22

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-7.11%	4.49%
Blended Index	-5.85	5.01
S&P 500 Index	-4.38	8.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST T. Rowe Price Diversified Real Growth Portfolio returned -7.11%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek long-term capital appreciation and, secondarily, income.

What were market conditions during the reporting period?

US stocks declined in 2018, reflecting the US market’s worst annual performance since 2008. US equities rose through much of the year, albeit sluggishly and with occasional pullbacks. After major indexes reached all-time highs in the third quarter, they subsequently plunged in the final months of the year.

Several major indexes ended the year in, or nearly in, bear market territory — down at least 20% from October highs — driven primarily by concerns over trade tensions, slowing global growth, and tightening monetary policy. The Federal Reserve (the Fed) continued to normalize monetary policy, with four interest rate hikes in 2018. However, a more dovish outlook for 2019 suggests three, rather than four, rate hikes in the coming year, while market expectations are for less than one hike in 2019, reflecting increased scrutiny around additional quantitative tightening. Expectations for slowing global growth also weighed on markets late in the period. As the tailwinds from the late-2017 tax reform begin to fade, corporate earnings growth in the US is expected to slow in 2019.

Developed international equity markets suffered steep declines and fared worse than US shares. Developed Asian markets delivered negative returns during the year, with Japanese shares among the worst performers, as the export-oriented country was hurt by global trade tensions throughout the year. Late in the year, the Japanese economy was reported to have contracted at a 2.5% annualized rate in the third quarter. European stocks were widely negative in US dollar terms as political turmoil, slowing growth, and global trade tensions weighed on various markets. UK shares tumbled over the year as uncertainty over the country’s withdrawal from the European Union persisted.

In this environment, multi-asset portfolios with relatively higher allocations to US investment-grade debt and other safe-haven assets would have outperformed their peers. On the other hand, those portfolios with relatively higher equity exposure, particularly to international developed and emerging markets equities, would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio underperformed its blended benchmark. Out-of-benchmark exposure to diversifying sectors was the primary driver of underperformance. Security selection within the underlying portfolios lifted returns, while the impact from portfolio positioning was mixed.

Out-of-benchmark exposure to real assets equities, which lagged the blended equity benchmark for the year, weighed on returns. However, a tactical underweight to the real assets sector relative to the Portfolio’s strategic neutral allocation partly offset this negative impact. The inclusion of emerging markets bonds as a diversifying fixed income sector also hurt relative results, as the sector trailed the Bloomberg Barclays US Aggregate Bond Index.

Security selection within the underlying portfolios positively contributed to relative returns, most notably within the dividend-paying equities strategy, which outpaced its style-specific benchmark for the year. Security selection within the US large-cap growth and multi-cap growth allocations also

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

23

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited) (Continued)

benefited performance. The positive impact of security selection was partly offset by unfavorable security selection in other allocations, particularly the international developed value equity allocation. Selection among US large-cap value equities and emerging markets bonds also hurt relative returns, although to a lesser extent.

Tactical allocation decisions had a mixed impact on performance for the year. An overweight allocation to international equities, which trailed US equities through most of the year, detracted most from relative returns. An overweight allocation to US small-cap stocks also weighed on performance, as US small-cap stocks trailed large-cap stocks. On the positive side, an underweight allocation to equities relative to fixed income and cash buoyed performance, as bonds outpaced stocks, particularly late in the year amid a broad downturn in global equity markets.

Regarding derivatives, at the end of the period, the Portfolio held currency forwards, interest rate futures, index futures, equity options, and rights generating gross exposure of approximately 3.7%. The estimated return impact from employing currency forwards was negligible, -14 basis points (bps) from futures, a negligible return impact from options, and a negligible return impact from rights for the period. (One basis point equals 0.01%.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

24

AST Wellington Management Global Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.47%	2.84%
Bloomberg Barclays Global Aggregate USD Index	-0.03	2.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Wellington Management Global Bond Portfolio returned 3.47%. The Portfolio outperformed the Bloomberg Barclays Global Aggregate USD Index.

The investment objective of the Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged).

What were market conditions during the reporting period?

Global fixed income markets largely generated negative total returns during 2018, driven by widening credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity) and higher yields in the US and select emerging market government bond markets. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including a US and China trade truce, a no-confidence vote survived by British Prime Minister Theresa May, and a compromised budget plan between Italy and the European Union.

Global monetary policy continued along a less accommodative path during 2018. The Federal Reserve (the Fed) raised short-term interest rates four times during the year and projected additional rate hikes in 2019, while also setting expectations that the pace of tightening might slow. The European Central Bank concluded its asset purchase program but announced it would continue reinvestments for an extended period after its first rate hike, slated for the second half of 2019. The Bank of England hiked rates once but later kept them on hold as the United Kingdom (UK) continued to negotiate terms of its exit from the European Union (also known as Brexit). Sweden’s central bank embarked on a tightening cycle for the first time since 2011, though policy rates still remain below zero. The Bank of Japan amended its yield curve policy to allow longer-term bond yields to fluctuate more freely around its 0% target.

Early in 2018, sovereign government bond yields generally moved higher, driven by continued global economic growth momentum and rising inflation expectations. However, late in the year, sovereign government bond yields fell across most countries amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Fed rate hikes in 2019 amid a deteriorating global economic outlook contributed to a decline in US yields toward year-end, but yields still finished higher for 2018. Brexit worries and weakening European economic growth indicators contributed to lower core European sovereign yields, while UK yields rose. Italian bond yields rose sharply on debt sustainability concerns, then retreated somewhat after the government announced a budget agreement that will allow the country to dodge a painful European Union sanctions process. The Japanese yen and US dollar rallied versus most currencies during the year. The Japanese yen was the top performer among major currencies, as elevated US-China trade uncertainty and global equity market weakness led to safe-haven flows. Sharp currency declines in Turkey and Argentina during the summer sparked emerging markets contagion fears before policymakers intervened with various stabilization measures. The Chinese renminbi depreciated as the People’s Bank of China eased policy as part of a moderate step back on the policy-driven deleveraging campaign; downside economic growth risks had increased because of the prospect of deeper cuts to the US-China bilateral relationship.

During the year, absolute returns were positive for most securitized sectors but negative for corporate bond sectors. In relative terms, most major spread (non-government bond) sectors posted negative returns during 2018, with greater underperformance across lower-rated sectors.

What strategies or holdings affected the Portfolio’s performance?

Within macro-based duration strategies, US duration positioning contributed positively to relative performance. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates. Early in 2018, the Portfolio’s bias to be underweight US duration in the front

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

25

AST Wellington Management Global Bond Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited) (Continued)

and intermediate parts of the US Treasury yield curve added to returns. For the first half of the year, US Treasury yields generally rose on expectations of a more aggressive Fed and strong US economic performance compared to the rest of the world. In October, the Portfolio’s US yield curve steepening bias further enhanced performance, as US Treasury yields rose, particularly at the long end of the curve, as concerns about ongoing Fed policy normalization and the US fiscal trajectory reduced the safe-haven appeal of US Treasuries during the October equity sell-off. In the middle of 2018, the Portfolio’s long duration position in New Zealand helped performance as trade tensions and concerns over slowing economic growth in China sent yields lower.

Within macro-based currency strategies, an overweight to the Japanese yen and the US dollar versus an underweight to the euro and the British pound during the fourth quarter bolstered the Portfolio’s relative performance. The lingering threat of a no-deal Brexit outcome, the Italian fiscal standoff, and slowing eurozone economic activity data prompted weakness in the euro and the British pound. The Portfolio’s long Japanese yen versus US dollar position also contributed positively, as the Japanese yen appreciated late in the fourth quarter. Partially offsetting these results was the Portfolio’s overweight to the Swedish krona versus the euro, which detracted from performance early in 2018. During the first quarter of 2018, Sweden’s central bank remained dovish despite inflation being close to its target, which weighed on the currency; and in the second quarter, the Swedish krona declined as trade-linked currencies generally suffered amid trade war concerns.

Within quantitative country rotation strategies, the Portfolio’s long Canada 10-year position versus its US and UK 10-year positions added to relative performance during the first quarter. The US and UK led interest rates higher across the developed markets in January 2018, resulting in spread tightening relative to Canada. US yields were heavily impacted by disputed reports that China was considering reducing or even halting accumulations of US Treasuries. Politics remained the key driver of a sell-off in UK government bonds, as Brexit negotiations continued to move forward. Later in the fourth quarter, the Portfolio’s long Canada and Australia 10-year positions versus its short UK 10-year position added to returns, as spreads tightened in the pairs. The spread in the pairs tightened as Canadian yields declined, crude oil prices fell, and the Bank of Canada made dovish comments. Meanwhile, softer-than-expected Chinese economic activity data and US-China trade uncertainty contributed to a decline in Australian yields. UK yields, by comparison, remained relatively well anchored as Brexit noise persisted.

Within credit strategies, the Portfolio’s overweight positions in investment-grade corporate bonds (communications and consumer cyclicals) contributed positively early in the first quarter, as spreads tightened driven by a combination of higher interest rates, higher stock prices, and underwhelming nonfinancial supply volumes. Additionally, the Portfolio’s investment-grade credit exposure was tactically reduced early in 2018 in anticipation of increased market volatility and credit spread widening. In the fourth quarter, credit exposures were further reduced to reduce the impact on the Portfolio of tighter Fed monetary policy and continued trade uncertainty. The Portfolio’s underweight bias in investment-grade corporate credit, specifically within the industrials sector, added to performance as spreads widened during the fourth quarter.

Derivatives were used for both active and passive management purposes over the course of the year. Currency forwards were used to implement a passive US dollar currency hedge in the Portfolio, as well as for active purposes to express best ideas. Additionally, interest rate futures were utilized to implement best ideas in government securities and take active duration risk in the Portfolio. Derivative positioning generally added to the Portfolio’s relative results during 2018.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

26

AST Wellington Management Real Total Return Portfolio	December 31, 2018

Report of the Investment Managers - As of December 31, 2018 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-5.75%	-4.00%
Bloomberg Barclays 1-10 Year US TIPS Index	-0.25	1.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2018, the AST Wellington Management Real Total Return Portfolio returned -5.75%. The Portfolio underperformed the Bloomberg Barclays 1-10 Year US TIPS Index.

The investment objective of the Portfolio is to seek long-term real total return.

What were market conditions during the reporting period?

Global equities declined during the reporting period, as measured by the MSCI All Country World Index. 2018 was challenging, with equity gains during the first nine months of the year erased in the fourth quarter, driven by concerns about slowing economic growth. The Federal Reserve raised rates four times in 2018 up to a target of 2.5%, the highest level in a decade, as the US economy saw continued growth and low unemployment. In Europe, a slowdown in economic growth followed political uncertainty in Germany and Italy and heightened tension surrounding a lack of momentum in the United Kingdom’s exit from the European Union (known as Brexit). Emerging markets assets began the year strongly, yet ended down, pressured by unresolved US-China trade issues, rising US interest rates, and concerns about slowing global economic growth. Markets contended with a myriad of risks throughout the year, including increased geopolitical tensions, elevated volatility, tighter liquidity, and trade uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio, which is composed of allocations to Wellington managed active strategies (“active manager allocations”), alternative risk premia, and broad market exposures, posted negative returns for 2018 and lagged the Bloomberg Barclays 1-10 Year US TIPS Index. Market exposures detracted most from performance, led by negative returns from global equities and commodities. Within commodities, industrial metals, energy, agriculture & livestock, and precious metals all hampered performance. Within equities, losses across all regions were only partially offset by gains from equity hedging strategies. In fixed income, global nominal bonds were positive during 2018, offsetting losses from US Treasuries.

The Portfolio makes underlying allocations to other actively managed strategies at Wellington. These allocations detracted from performance overall, as losses in security selection strategies outweighed gains in market rotation strategies. Within security selection strategies, Global Energy, Asia Technology, and Global Technology were the primary drivers of negative returns. Japan Value and Global Media partially offset losses, with positive performance for the year. Market rotation approaches were positive overall, supported by strong returns from Absolute Return Bond, while Global Rates & Credit and Absolute Return Currency were modestly negative.

The alternative risk premia category was negative in 2018. Gains from convergence strategies were outweighed by losses in trend and carry strategies. Trend strategies were hurt by losses across all asset classes. Carry strategies were led lower by losses in equity and credit carry trades. Convergence strategies were positive on gains in the US sector rotation strategy.

During the year, portfolio positioning adjustments were made to the alternative risk premia category, with the addition of the Emerging Markets Systematic Equity strategy within convergence. There were no material changes to the alpha manager allocations.

Derivatives are integral to the management of the Portfolio and had a positive impact on performance, despite the Portfolio being down for the period. Derivatives are used across the Portfolio for strategic and tactical management of investment exposures across strategies and asset classes. Derivatives that were used included futures, swaps, bond forwards, and currency forwards.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

27

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2018

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST American Funds Growth Allocation Portfolio Blended Index consists of S&P 500 Index (50%), an unmanaged market value weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI ACWI ex US GD (20%), an unmanaged index that includes large and mid cap stocks across 46 developed markets and emerging markets countries.

AST Columbia Adaptive Risk Allocation Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%), an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes, and the Bloomberg Barclays Global Aggregate TR Index (40%), is an unmanaged measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.

AST Emerging Managers Diversified Portfolio Blended Index consists of Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST Goldman Sachs Global Growth Allocation Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (20%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) World Index (Unhedged) (60%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI Emerging Markets Index (GD) (10%), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. ICE BofA Merrill Lynch 1 Month LIBOR (London Interbank Offered Rate) (10%), the average interest offered by a specific group of London banks for US dollar deposits with a one-month maturity.

AST Prudential Flexible Multi-Strategy Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

AST T. Rowe Price Diversified Real Growth Portfolio Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Government/Credit Index (25%) is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-US (GD) (23%) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2018

Bloomberg Barclays 1-10 Year US TIPS Index is comprised of US Treasury inflation-indexed securities with maturities between one and ten years.

Bloomberg Barclays Global Aggregate USD Index is a measure of global investment grade debt from twenty-four different local currency markets. This multicurrency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

FTSE 1-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue.

FTSE 3-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies falling within four principal strategies: equity hedge, event driven, macro/ CTA, and relative value arbitrage.

ICE Bank of America Merrill Lynch (ICE BofAML) US Dollar (USD) 1-Month London Interbank Bid Rate (LIBID) Average Index tracks the performance of a hypothetical basket of fixed-income securities with coupons that reflect the prevailing bank borrowing rate and maturities of one month.

ICE Bank of America Merrill Lynch (ICE BofA ML) US Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index (ND) and Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, free float-adjusted market capitalization index generally accepted as a benchmark of developed markets, excluding the US & Canada. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P Global Infrastructure Index is an unmanaged Index designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2018

AST AB Global Bond
Fund Composition	(% of Net Assets	)
United States	37.6%
Canada	8.7%
Japan	8.1%
United Kingdom	5.7%
France	5.1%

AST American Funds Growth Allocation
Five Largest Holdings	(% of Net Assets	)
American Funds Insurance Series—Asset Allocation Fund	25.0%
American Funds—Bond Fund of America (The) (Class R6)	20.1%
American New Perspective Fund (Class R6)	20.0%
American Funds Insurance Series—Growth-Income Fund	20.0%
American Funds Insurance Series—Growth Fund	15.0%

AST Columbia Adaptive Risk Allocation
Five Largest Holdings	(% of Net Assets	)
Comumbia Commodity Strategy Fund (Class I Stock)	9.4%
iShares U.S. Real Estate ETF	6.4%
U.S. Treasury Notes 2.250%, 11/15/27	2.3%
U.S. Treasury Notes 2.750%, 02/15/28	2.3%
U.S. Treasury Notes 2.875%, 05/15/28	2.2%

AST Emerging Managers Diversified
Country Allocation	(% of Net Assets	)
United States	95.1%
Canada	0.6%
United Kingdom	0.4%
Netherlands	0.4%
Ireland	0.3%

AST FQ Absolute Return Currency
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	49.5%
Unaffiliated Fund	9.1%
Foreign Treasury Obligations	8.6%

AST Franklin Templeton K2 Global Absolute Return
Five Largest Holdings	(% of Net Assets	)
Franklin Strategic Series—Franklin Strategic Income Fund (Class R6)	22.8%
Franklin LibertyQ Emerging Markets ETF	3.3%
Oracle Corp.	0.9%
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	0.9%
SES SA (Luxembourg)	0.9%

AST Goldman Sachs Global Growth Allocation
Five Largest Holdings	(% of Net Assets	)
iShares Core MSCI EAFE ETF	13.9%
iShares Core MSCI Emerging Markets ETF	10.3%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	10.0%
Goldman Sachs ActiveBeta International Equity ETF	6.8%
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)	5.9%

AST Goldman Sachs Global Income
Fund Composition	(% of Net Assets	)
Sovereign Bonds	32.0%
Corporate Bonds	30.7%
U.S. Government Agency Obligations	17.3%
Asset-Backed Securities	15.0%
Residential Mortgage-Backed Securities	6.1%

AST Jennison Global Infrastructure
Five Largest Holdings	(% of Net Assets	)
NextEra Energy, Inc.	5.8%
American Electric Power Co., Inc.	3.8%
FirstEnergy Corp.	3.7%
Evergy, Inc.	3.5%
ONEOK, Inc.	3.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2018

AST Managed Alternatives
Five Largest Holdings	(% of Net Assets	)
AST Morgan Stanley Multi-Asset Portfolio	25.5%
AST Neuberger Berman Long/Short Portfolio	21.1%
AST Wellington Management Real Total Return Portfolio	18.1%
AST PIMCO Dynamic Bond Portfolio	15.3%
AST FQ Absolute Return Currency Portfolio	12.4%

AST Managed Equity
Five Largest Holdings	(% of Net Assets	)
AST International Growth Portfolio	14.3%
AST International Value Portfolio	14.3%
AST AQR Emerging Markets Equity Portfolio	11.7%
AST Loomis Sayles Large-Cap Growth Portfolio	10.7%
AST QMA US Equity Alpha Portfolio	9.2%

AST Managed Fixed-Income
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	77.3%
AST BlackRock Low Duration Bond Portfolio	9.4%
AST Wellington Management Global Bond Portfolio	6.6%
AST High Yield Portfolio	1.4%
iShares TIPS Bond ETF	1.2%

AST Morgan Stanley Multi-Asset
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Infation Indexed Bonds, TIPS 0.500%, 01/15/28	19.4%
Argentine Republic Government International Bond (Argentina) Sr. Unsec’d. Notes 6.25%, 04/22/19	7.2%
Hellenic Republic Government Bond (Greece) Bonds 3.750%, 01/30/28	7.2%
Portugal Obrigacoes do Tesouro OT (Portugal) Sr. Unsec’d. Notes, 144A 4.125%, 04/14/27	2.4%
Portugal Obrigacoes do Tesouro OT (Portugal) Sr. Unsec’d. Notes, 144A 2.875%, 07/21/26	2.3%

AST Neuberger Berman Long/Short
Five Largest Holdings	(% of Net Assets	)
IHS Markit Ltd.	2.5%
Visa, Inc. (Class A Stock)	2.5%
Enbridge, Inc. (Canada)	2.5%
Alphabet, Inc. (Class A Stock)	2.1%
General Dynamics Corp.	2.1%

AST PIMCO Dynamic Bond
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	35.4%
Asset-Backed Securities	26.3%
Corporate Bonds	23.1%
U.S. Government Agency Obligations	18.1%
Residential Mortgage-Backed Securities	6.5%

AST Prudential Flexible Multi-Strategy
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	28.3%
AST QMA US Equity Alpha Portfolio	26.1%
AST Global Real Estate Portfolio	2.6%
AST High Yield Portfolio	1.2%
Deutsche Lufthansa AG (Germany)	0.6%

AST QMA International Core Equity
Five Largest Holdings	(% of Net Assets	)
Roche Holding AG (Switzerland)	2.1%
Novartis AG (Switzerland)	1.9%
Nestle SA (Switzerland)	1.4%
Allianz SE (Germany)	1.4%
LVMH Moet Hennessy Louis Vuitton SE (France)	1.4%

AST T. Rowe Price Diversified Real Growth
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Emerging Markets Bond Fund	3.7%
T. Rowe Price Institutional Floating Rate Fund	3.1%
T. Rowe Price Institutional High Yield Fund	2.0%
Microsoft Corp.	1.7%
U.S. Treasury Inflation Indexed Bonds, TIPS 1.250%, 07/15/20	1.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2018

AST Wellington Management Global Bond
Country Allocation	(% of Net Assets	)
United States	38.0%
Japan	16.3%
Germany	6.4%
United Kingdom	5.7%
France	5.1%

AST Wellington Management Real Total Return
Five Largest Holdings	(% of Net Assets	)
Japanese Government CPI Linked Bond (Japan) Sr. Unsec’d. Notes, TIPS 0.100%, 03/10/26	1.7%
Deutsche Bundesrepublik Inflation Linked Bond (Germany) Bonds, TIPS 0.100%, 04/15/26	1.5%
Italy Buoni Poliennali del Tesoro (Italy) Unsec’d. Notes, TIPS, 144A 3.100%, 09/15/26	1.5%
Tencent Holdings Ltd. (China)	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2018

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST AB Global Bond Portfolio	Actual	$1,000.00	$1,011.10	0.90%	$4.56
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST American Funds Growth Allocation Portfolio	Actual	$1,000.00	$939.00	0.92%	$4.50
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Columbia Adaptive Risk Allocation Portfolio	Actual	$1,000.00	$951.70	1.30%	$6.40
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

AST Emerging Managers Diversified Portfolio	Actual	$1,000.00	$945.60	1.36%	$6.67
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

AST FQ Absolute Return Currency Portfolio	Actual	$1,000.00	$1,043.00	1.23%	$6.33
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

AST Franklin Templeton K2 Global Absolute Return Portfolio	Actual	$1,000.00	$964.40	1.17%	$5.79
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

AST Goldman Sachs Global Growth Allocation Portfolio	Actual	$1,000.00	$924.40	1.20%	$5.82
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

AST Goldman Sachs Global Income Portfolio	Actual	$1,000.00	$1,006.60	0.92%	$4.65
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Jennison Global Infrastructure Portfolio	Actual	$1,000.00	$933.80	1.26%	$6.14
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

AST Managed Alternatives Portfolio	Actual	$1,000.00	$981.70	1.56%	$7.79
	Hypothetical	$1,000.00	$1,017.34	1.56%	$7.93

AST Managed Equity Portfolio	Actual	$1,000.00	$883.60	1.25%	$5.93
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

AST Managed Fixed Income Portfolio	Actual	$1,000.00	$1,009.60	1.25%	$6.33
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2018

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Morgan Stanley Multi-Asset Portfolio	Actual	$1,000.00	$998.90	1.49%	$7.51
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

AST Neuberger Berman Long/Short Portfolio	Actual	$1,000.00	$932.10	1.86%	$9.06
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

AST PIMCO Dynamic Bond Portfolio	Actual	$1,000.00	$1,004.20	1.02%	$5.15
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Prudential Flexible Multi-Strategy Portfolio	Actual	$1,000.00	$946.00	1.48%	$7.26
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53

AST QMA International Core Equity Portfolio	Actual	$1,000.00	$877.30	1.01%	$4.78
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

AST T. Rowe Price Diversified Real Growth Portfolio	Actual	$1,000.00	$926.10	1.05%	$5.10
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Wellington Management Global Bond Portfolio	Actual	$1,000.00	$1,028.00	0.91%	$4.65
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST Wellington Management Real Total Return Portfolio	Actual	$1,000.00	$954.90	1.46%	$7.19
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AB GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 96.3%

ASSET-BACKED SECURITIES — 4.0%
Cayman Islands — 2.7%
Black Diamond CLO Ltd.,
Series 2016-1A, Class A2AR, 3 Month LIBOR + 1.750%, 144A
4.258%(c)	04/26/31	1,250	$1,224,358
Dryden CLO Ltd.,
Series 2018-57A, Class A, 3 Month LIBOR + 1.010%, 144A
3.624%(c)	05/15/31	4,025	3,969,536
GoldenTree Loan Opportunities Ltd.,
Series 2015-11A, Class AR2, 3 Month LIBOR + 1.070%, 144A
3.515%(c)	01/18/31	1,804	1,776,606
Greywolf CLO Ltd.,
Series 2015-1A, Class A1R, 3 Month LIBOR + 1.160%, 144A
3.650%(c)	01/27/31	1,674	1,653,408
Series 2018-1A, Class A1, 3 Month LIBOR + 1.030%, 144A
3.538%(c)	04/26/31	1,205	1,184,573
Series 2018-1A, Class A2, 3 Month LIBOR + 1.630%, 144A
4.138%(c)	04/26/31	1,380	1,346,747
ICG US CLO Ltd.,
Series 2015-1A, Class A1R, 3 Month LIBOR + 1.140%, 144A
3.590%(c)	10/19/28	4,830	4,786,943
Marble Point CLO Ltd.,
Series 2017-2A, Class A, 3 Month LIBOR + 1.180%, 144A
3.625%(c)	12/18/30	3,690	3,647,796
Octagon Loan Funding Ltd.,
Series 2014-1A, Class ARR, 3 Month LIBOR + 1.180%, 144A
3.820%(c)	11/18/31	2,280	2,253,104
OZLM Ltd.,
Series 2018-18A, Class A, 3 Month LIBOR + 1.020%, 144A
3.456%(c)	04/15/31	4,210	4,110,689
Series 2018-22A, Class A1, 3 Month LIBOR + 1.070%, 144A
3.519%(c)	01/17/31	1,773	1,748,780
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A, 3 Month LIBOR + 1.190%, 144A
3.659%(c)	10/20/30	3,612	3,572,040
Sound Point CLO Ltd.,
Series 2018-1A, Class A, 3 Month LIBOR + 1.000%, 144A
3.436%(c)	04/15/31	6,035	5,916,520
THL Credit Wind River CLO Ltd.,
Series 2014-2A, Class AR, 3 Month LIBOR + 1.140%, 144A
3.576%(c)	01/15/31	4,146	4,097,115
Series 2017-4A, Class B, 3 Month LIBOR + 1.450%, 144A
4.095%(c)	11/20/30	1,500	1,459,927

			42,748,142

United States — 1.3%
CPS Auto Trust,
Series 2016-C, Class E, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
8.390%	09/15/23	500	$527,576
Series 2016-D, Class E, 144A
6.860%	04/15/24	700	720,991
DT Auto Owner Trust,
Series 2018-1A, Class A, 144A
2.590%	05/17/21	536	535,168
Exeter Automobile Receivables Trust,
Series 2017-1A, Class D, 144A
6.200%	11/15/23	5,500	5,684,921
Hertz Vehicle Financing II LP,
Series 2015-1A, Class A, 144A
2.730%	03/25/21	3,300	3,272,088
Invitation Homes Trust,
Series 2018-SFR4, Class E, 1 Month LIBOR + 1.950%, 144A
4.405%(c)	01/17/38	3,497	3,422,841
SoFi Consumer Loan Program LLC,
Series 2017-1, Class B, 144A
4.730%(cc)	01/26/26	4,295	4,395,164
Series 2017-2, Class A, 144A
3.280%	02/25/26	1,298	1,294,830
Series 2018-1, Class B, 144A
3.650%	02/25/27	1,406	1,397,695

			21,251,274

TOTAL ASSET-BACKED SECURITIES (cost $64,493,241)			63,999,416

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
United States
225 Liberty Street Trust,
Series 2016-225L, Class E, 144A
4.649%(cc)	02/10/36	2,713	2,605,938
Ashford Hospitality Trust,
Series 2018-KEYS, Class A, 1 Month LIBOR + 1.000%, 144A
3.455%(c)	05/15/35	3,000	2,983,089
BHMS Mortgage Trust,
Series 2018-ATLS, Class A, 1 Month LIBOR + 1.250%, 144A
3.705%(c)	07/15/35	4,220	4,199,135
BX Trust,
Series 2018-EXCL, Class A, 1 Month LIBOR + 1.088%, 144A
3.543%(c)	09/15/37	3,025	3,008,364
Citigroup Commercial Mortgage Trust,
Series 2015-SHP2, Class E, 1 Month LIBOR + 4.350%, 144A
6.805%(c)	07/15/27	1,185	1,182,539
Commercial Mortgage Trust,
Series 2013-CR6, Class D, 144A
4.086%(cc)	03/10/46	1,910	1,825,349
Series 2013-CR10, Class D, 144A
4.792%(cc)	08/10/46	2,020	1,917,892
Series 2013-LC6, Class D, 144A
4.263%(cc)	01/10/46	3,975	3,840,713
Series 2014-LC15, Class A2
2.840%	04/10/47	272	271,592

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
CSMC Trust,
Series 2016-MFF, Class D, 1 Month LIBOR + 4.600%, 144A
7.055%(c)	11/15/33		1,311	$1,312,747
DBWF Mortgage Trust,
Series 2018-GLKS, Class A, 1 Month LIBOR + 1.030%, 144A
3.410%(c)	11/19/35		4,604	4,550,670
GS Mortgage Securities Trust,
Series 2012-GC6, Class D, 144A
5.652%(cc)	01/10/45		524	518,903
Series 2013-G1, Class A1, 144A
2.059%	04/10/31		498	487,663
Series 2014-GC22, Class D, 144A
4.689%(cc)	06/10/47		600	536,178
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32, Class C
4.667%(cc)	11/15/48		1,790	1,759,307
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9, Class AM
5.372%	05/15/47		346	345,960
Series 2012-CBX, Class E, 144A
5.191%(cc)	06/15/45		1,144	1,050,754
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AJ
5.452%(cc)	09/15/39		912	629,414
Morgan Stanley Capital I Trust,
Series 2015-XLF2, Class SNMD, 1 Month LIBOR + 1.735%, 144A
4.135%(c)	11/15/26		1,450	1,305,721
RETL,
Series 2018-RVP, Class A, 1 Month LIBOR + 1.100%, 144A
3.555%(c)	03/15/33		1,576	1,573,287
Starwood Retail Property Trust,
Series 2014-STAR, Class A, 1 Month LIBOR + 1.220%, 144A
3.675%(c)	11/15/27		3,430	3,330,014
WFRBS Commercial Mortgage Trust,
Series 2014-C25, Class D, 144A
3.803%(cc)	11/15/47		1,112	953,970

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $40,336,115)				40,189,199

CORPORATE BONDS — 28.9%
Australia — 0.6%
Australia & New Zealand Banking Group Ltd.,
Covered Bonds, EMTN
3.625%	07/18/22	EUR	1,509	1,936,712
Commonwealth Bank of Australia,
Covered Bonds, EMTN
0.750%	11/04/21	EUR	2,814	3,285,608
3.000%	05/03/22	EUR	869	1,089,338

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Australia (continued)
Westpac Banking Corp.,
Covered Bonds, EMTN
1.500%	03/24/21		EUR	2,689	$3,182,429

					9,494,087

Brazil — 0.5%
BRF SA,
Sr. Unsec’d. Notes
3.950%	05/22/23			692	621,070
GTL Trade Finance, Inc./Gerdau Holdings, Inc.,
Gtd. Notes
5.893%	04/29/24			296	307,839
Itau Unibanco Holding SA,
Jr. Sub. Notes, MTN, 144A
6.125%(ff)	—	(rr)		1,963	1,840,313
Minerva Luxembourg SA,
Gtd. Notes, 144A
6.500%	09/20/26			724	674,225
Natura Cosmeticos SA,
Sr. Unsec’d. Notes, 144A
5.375%	02/01/23	(a)		2,108	2,110,635
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
7.125%	06/26/42			1,850	259,000
Rumo Luxembourg Sarl,
Gtd. Notes, 144A
7.375%	02/09/24			1,543	1,608,423
Yamana Gold, Inc.,
Gtd. Notes
4.950%	07/15/24			995	973,359

					8,394,864

Canada — 0.9%
Bank of Montreal,
Covered Bonds
0.200%	01/26/23		EUR	3,690	4,226,172
0.750%	09/21/22		EUR	2,129	2,493,676
Canadian Imperial Bank of Commerce,
Covered Bonds
0.150%	07/25/22		EUR	5,837	6,658,082
Leisureworld Senior Care LP,
Sr. Sec’d. Notes
3.474%	02/03/21		CAD	2,334	1,726,514

					15,104,444

China — 0.3%
State Grid Overseas Investment 2016 Ltd.,
Gtd. Notes, MTN, 144A
2.250%	05/04/20			4,300	4,243,481
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
3.375%	05/02/19			200	200,214

					4,443,695

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Denmark — 0.6%
Danske Bank A/S,
Covered Bonds, EMTN
0.125%	02/14/22		EUR	5,790	$6,646,569
Jr. Sub. Notes, EMTN
5.875%(ff)	—(rr	)	EUR	2,410	2,763,513

					9,410,082

Finland — 0.1%
Nordea Bank Abp,
Sr. Unsec’d. Notes, 144A
3.750%	08/30/23			1,858	1,832,667

France — 1.2%
Altice France SA,
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			2,359	2,164,383
BNP Paribas SA,
Jr. Sub. Notes
7.625%(ff)	—(rr	)		1,314	1,338,638
BPCE SA,
Sub. Notes, 144A
5.150%	07/21/24			1,447	1,452,997
Sub. Notes, MTN, 144A
5.700%	10/22/23			962	996,078
Caisse Nationale de Reassurance Mutuelle Agricole Groupama,
Sub. Notes
6.000%	01/23/27		EUR	1,800	2,285,770
CNP Assurances,
Sub. Notes
4.500%(ff)	06/10/47		EUR	700	838,117
Credit Agricole SA,
Jr. Sub. Notes, 144A
8.125%(ff)	—(rr	)		2,582	2,653,005
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/04/24			518	484,322
3.375%	01/10/22			750	737,724
4.125%	01/10/27			1,063	1,025,050
Europcar Mobility Group,
Sec’d. Notes
5.750%	06/15/22		EUR	1,220	1,411,794
Loxam SAS,
Sr. Sub Notes
4.250%	04/15/24		EUR	474	548,245
Societe Generale SA,
Jr. Sub. Notes
7.375%(ff)	—(rr	)		3,673	3,576,584

					19,512,707

Germany — 0.7%
Allianz SE,
Sub. Notes
2.241%(ff)	07/07/45		EUR	1,700	1,915,222
ProGroup AG,
Sr. Sec’d. Notes
3.000%	03/31/26		EUR	352	387,151
Volkswagen Bank GmbH,
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24		EUR	3,800	4,207,068

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (continued)
Volkswagen International Finance NV,
Gtd. Notes
1.875%	03/30/27		EUR	2,300	$2,495,086
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
2.625%	01/15/24		EUR	2,095	2,491,734

					11,496,261

India — 0.6%
Adani Ports & Special Economic Zone Ltd.,
Sr. Unsec’d. Notes
4.000%	07/30/27			3,378	3,013,287
Sr. Unsec’d. Notes, 144A
3.950%	01/19/22			3,290	3,235,926
Adani Transmission Ltd.,
Sr. Sec’d. Notes
4.000%	08/03/26			3,725	3,172,106

					9,421,319

Ireland — 0.7%
AIB Group PLC,
Sr. Unsec’d. Notes, MTN, 144A
4.750%	10/12/23	(a)		4,271	4,228,734
Allied Irish Banks PLC,
Jr. Sub. Notes, EMTN
7.375%(ff)	—(rr	)	EUR	861	1,025,211
Bank of Ireland Group PLC,
Sr. Unsec’d. Notes, 144A
4.500%	11/25/23			6,085	5,951,045

					11,204,990

Italy — 0.9%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
5.500%(ff)	10/27/47		EUR	1,864	2,221,363
Enel Finance International NV,
Gtd. Notes, 144A
4.250%	09/14/23			3,508	3,430,074
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22			4,215	3,897,241
Sub. Notes, MTN, 144A
5.017%	06/26/24			1,772	1,606,996
UniCredit SpA,
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/12/22			3,066	2,951,842

					14,107,516

Japan — 0.8%
Sumitomo Mitsui Banking Corp.,
Gtd. Notes
1.966%	01/11/19			2,513	2,512,378
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes, 144A
1.125%	11/21/22		EUR	5,135	5,921,250
4.400%	11/26/23			3,981	4,024,602

					12,458,230

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Kazakhstan — 0.1%
Tengizchevroil Finance Co. International Ltd.,
Sr. Sec’d. Notes, 144A
4.000%	08/15/26			1,809	$1,668,405

Kuwait — 0.3%
Equate Petrochemical BV,
Gtd. Notes, 144A
3.000%	03/03/22			4,446	4,290,390

Netherlands — 0.5%
ABN AMRO Bank NV,
Jr. Sub. Notes
5.750%(ff)	—(rr	)	EUR	3,900	4,556,010
Basell Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27			85	102,219
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25			3,128	3,072,196

					7,730,425

Norway — 0.2%
DNB Boligkreditt A/S,
Covered Bonds, EMTN
2.750%	03/21/22		EUR	2,645	3,291,129

Saudi Arabia — 0.2%
SABIC Capital II BV,
Gtd. Notes, 144A
4.000%	10/10/23			2,526	2,513,370

South Africa — 0.0%
Anglo American Capital PLC,
Gtd. Notes, 144A
3.750%	04/10/22			200	195,246

Spain — 1.0%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
5.875%(ff)	—(rr	)	EUR	2,600	2,828,962
Banco de Sabadell SA,
Covered Bonds
0.875%	11/12/21		EUR	3,300	3,861,097
Banco Santander SA,
Jr. Sub. Notes
6.250%(ff)	—(rr	)	EUR	1,900	2,133,388
Sr. Unsec’d. Notes
3.500%	04/11/22			2,600	2,551,485
CaixaBank SA,
Sr. Unsec’d. Notes, EMTN
1.125%	01/12/23		EUR	1,900	2,131,501
1.125%	05/17/24		EUR	1,700	1,905,557

					15,411,990

Sweden — 0.1%
Skandinaviska Enskilda Banken AB,
Jr. Sub. Notes
5.625%(ff)	—(rr	)		1,000	948,387

Switzerland — 2.1%
Credit Suisse AG,
Covered Bonds, EMTN
0.750%	09/17/21		EUR	5,725	6,694,457

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Switzerland (continued)
Credit Suisse Group AG,
Jr. Sub. Notes
6.250%(ff)	—(rr	)		2,887	$2,726,945
Jr. Sub. Notes, 144A
7.500%(ff)	—(rr	)		1,035	1,009,125
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
3.800%	06/09/23			2,288	2,245,185
4.550%	04/17/26			1,595	1,579,186
Glencore Finance Europe Ltd.,
Gtd. Notes, EMTN
1.750%	03/17/25		EUR	1,094	1,200,481
1.875%	09/13/23		EUR	812	927,038
Glencore Funding LLC,
Gtd. Notes, 144A
4.000%	04/16/25	(a)		124	116,735
4.000%	03/27/27			1,190	1,084,064
4.125%	05/30/23			710	697,211
4.625%	04/29/24			1,191	1,180,567
UBS AG,
Covered Bonds, 144A
4.000%	04/08/22		EUR	2,755	3,561,364
Covered Bonds, EMTN
1.375%	04/16/21		EUR	2,535	3,002,395
Sub. Notes
7.625%	08/17/22			2,505	2,667,825
UBS Group Funding Switzerland AG,
Gtd. Notes
6.875%(ff)	—(rr	)		3,035	3,035,000
7.125%(ff)	—(rr	)		214	217,023
Gtd. Notes, 144A
4.125%	09/24/25			1,454	1,448,624

					33,393,225

Turkey — 0.1%
Turkiye Vakiflar Bankasi TAO,
Covered Bonds
2.375%	05/04/21		EUR	1,239	1,356,408

United Kingdom — 4.1%
Aviva PLC,
Sub. Notes, EMTN
3.375%(ff)	12/04/45		EUR	2,628	2,907,815
6.125%(ff)	07/05/43		EUR	2,669	3,398,213
Barclays Bank PLC,
Sub. Notes, EMTN
6.625%	03/30/22		EUR	875	1,123,450
Barclays PLC,
Jr. Sub. Notes
8.000%(ff)	—(a)	(rr)	EUR	2,910	3,530,183
Sr. Unsec’d. Notes
3.684%	01/10/23			3,050	2,930,611
Sub. Notes
5.200%	05/12/26			1,624	1,556,737
HSBC Holdings PLC,
Jr. Sub. Notes
6.000%(ff)	—(rr	)	EUR	1,566	1,897,415
Sr. Unsec’d. Notes
4.292%(ff)	09/12/26			2,082	2,050,722

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (continued)
Sub. Notes
4.250%	03/14/24			1,535	$1,523,350
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
4.375%	03/22/28			2,230	2,115,574
Sr. Unsec’d. Notes, EMTN
1.000%	11/09/23		EUR	2,852	3,140,922
Sub. Notes
4.582%	12/10/25			833	788,603
4.650%	03/24/26			339	318,724
Nationwide Building Society,
Sub. Notes, 144A
4.000%	09/14/26			2,265	2,061,655
Sub. Notes, EMTN
2.000%(ff)	07/25/29		EUR	926	982,401
Natwest Markets PLC,
Sr. Unsec’d. Notes, EMTN
1.125%	06/14/23		EUR	2,250	2,501,746
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25			2,478	2,389,374
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes
8.625%(ff)	—	(rr)		2,574	2,664,090
Jr. Sub. Notes, 3 Month LIBOR + 2.320%
5.123%(c)	—	(rr)		1,500	1,348,125
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
2.875%	08/05/21			4,175	4,027,430
4.796%(ff)	11/15/24			4,150	4,120,707
Sub. Notes, MTN, 144A
4.750%	09/15/25			1,701	1,599,287
Santander UK PLC,
Covered Bonds, EMTN
1.625%	11/26/20		EUR	2,653	3,133,877
4.250%	04/12/21		EUR	2,450	3,074,999
Standard Chartered PLC,
Jr. Sub. Notes, 3 Month LIBOR + 1.510%, 144A
4.030%(c)	—	(rr)		3,200	2,496,000
Sr. Unsec’d. Notes, 144A
4.247%(ff)	01/20/23			6,055	5,994,190
Sub. Notes, 144A
3.950%	01/11/23			243	237,060
5.200%	01/26/24			578	587,396

					64,500,656

United States — 12.3%
ACE Capital Trust II,
Ltd. Gtd. Notes
9.700%	04/01/30			2,710	3,604,300
AES Corp.,
Sr. Unsec’d. Notes
4.000%	03/15/21	(a)		2,517	2,472,953
American Express Co.,
Jr. Sub. Notes
4.900%(ff)	—	(rr)		1,575	1,508,063
American Tower Corp.,
Sr. Unsec’d. Notes
5.050%	09/01/20			564	577,514

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
5.900%	11/01/21			1,135	$1,199,329
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22			2,520	2,368,800
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	(a)		1,297	1,209,453
AT&T, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23		EUR	1,249	1,516,279
3.400%	05/15/25			4,288	4,037,807
4.125%	02/17/26			1,112	1,086,649
Bank of America Corp.,
Jr. Sub. Notes
5.125%(ff)	—	(rr)		1,645	1,607,988
6.300%(ff)	—	(rr)		1,079	1,095,886
6.500%(ff)	—	(rr)		1,721	1,742,513
Sr. Unsec’d. Notes, EMTN
2.375%	06/19/24		EUR	3,340	4,070,232
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28			4,116	3,992,935
Sub. Notes, MTN
4.000%	01/22/25			1,277	1,243,985
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.950%(ff)	—	(rr)		280	273,000
Belden, Inc.,
Gtd. Notes
3.375%	07/15/27		EUR	201	209,334
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.625%	01/15/24			828	783,371
3.875%	01/15/27			1,790	1,605,817
Carnival Corp.,
Gtd. Notes
1.625%	02/22/21		EUR	6,821	8,016,447
Celgene Corp.,
Sr. Unsec’d. Notes
2.750%	02/15/23			2,928	2,801,693
3.250%	02/20/23			3,050	2,978,180
3.450%	11/15/27			3,482	3,168,600
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22			1,458	1,403,325
6.450%	06/15/21			1,194	1,191,015
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20			1,250	1,248,652
4.908%	07/23/25			3,920	3,897,890
Cheniere Energy Partners LP,
Sr. Sec’d. Notes
5.250%	10/01/25			2,234	2,083,205
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23			1,644	1,638,526
4.125%	11/15/25			1,940	1,937,268

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/07/25		1,155	$1,129,013
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	—(rr	)	2,270	2,190,550
Sr. Unsec’d. Notes, EMTN
0.750%	10/26/23		EUR 1,487	1,672,843
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	06/30/23		270	259,803
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25	(a)	1,262	1,277,775
CVS Health Corp.,
Sr. Unsec’d. Notes
4.100%	03/25/25		3,445	3,410,627
4.300%	03/25/28		3,445	3,367,863
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23		713	725,578
6.020%	06/15/26		420	421,899
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
4.875%	11/01/43		632	350,760
DowDuPont, Inc.,
Sr. Unsec’d. Notes
4.205%	11/15/23		3,320	3,393,537
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.375%	10/15/20		2,750	2,782,118
Energy Transfer LP,
Sr. Sec’d. Notes
4.250%	03/15/23		2,580	2,483,250
Energy Transfer Operating LP,
Gtd. Notes
4.650%	06/01/21		1,002	1,019,426
4.900%	02/01/24		621	628,504
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25		3,253	2,932,700
Expedia Group, Inc.,
Gtd. Notes
3.800%	02/15/28		2,446	2,218,116
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.400%	01/15/21		EUR 1,359	1,560,056
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.664%	09/08/24		365	326,453
3.810%	01/09/24		786	725,370
General Electric Co.,
Jr. Sub. Notes
5.000%(ff)	—(rr	)	1,003	767,295
General Motors Co.,
Sr. Unsec’d. Notes
4.200%	10/01/27		1,265	1,140,196

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23		666	$633,652
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.000%(ff)	—(rr	)	2,252	1,885,825
5.375%(ff)	—(rr	)	1,175	1,135,367
Sr. Unsec’d. Notes, EMTN
2.000%	07/27/23		EUR 3,450	4,069,612
Sr. Unsec’d. Notes, MTN
2.905%(ff)	07/24/23		700	666,803
HCA, Inc.,
Gtd. Notes
5.375%	09/01/26		1,302	1,266,195
5.625%	09/01/28		1,313	1,267,045
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21		483	480,549
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.750%	06/01/24	(a)	140	145,950
Hertz Corp. (The),
Gtd. Notes, 144A
5.500%	10/15/24	(a)	1,720	1,255,600
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		1,749	1,602,668
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	02/15/26		1,229	1,189,058
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/01/23		277	277,000
International Game Technology PLC,
Sr. Sec’d. Notes
4.750%	02/15/23		EUR 1,320	1,606,855
Sr. Sec’d. Notes, 144A
6.500%	02/15/25		616	606,760
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		5,550	5,387,494
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
4.650%	11/01/24		2,812	2,881,800
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22		139	137,948
3.600%	02/01/25		1,059	1,019,782
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	01/15/24		917	873,443
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
8.875%	06/01/39		163	244,326
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		150	154,695

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Morgan Stanley,
Jr. Sub. Notes
5.550%(ff)	—	(rr)		1,265	$1,227,683
Sr. Unsec’d. Notes, GMTN
1.375%	10/27/26		EUR	5,870	6,526,636
1.750%	03/11/24		EUR	3,455	4,047,364
Nabors Industries, Inc.,
Gtd. Notes
5.500%	01/15/23	(a)		1,649	1,308,846
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39			939	1,422,554
Navient Corp.,
Sr. Unsec’d. Notes
6.625%	07/26/21			2,490	2,402,850
Novelis Corp.,
Gtd. Notes, 144A
6.250%	08/15/24			1,096	1,030,240
PDC Energy, Inc.,
Gtd. Notes
5.750%	05/15/26	(a)		1,910	1,699,900
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22			3,193	3,157,355
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.625%	11/08/24		EUR	3,700	4,088,437
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24			2,188	2,082,234
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23			915	809,775
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
4.400%	07/13/27	(a)		4,243	4,014,791
Seagate HDD Cayman,
Gtd. Notes
4.750%	06/01/23			170	158,955
4.750%	01/01/25			805	713,948
4.875%	03/01/24			820	745,853
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25			525	501,296
SM Energy Co.,
Sr. Unsec’d. Notes
6.625%	01/15/27	(a)		764	676,140
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25			2,330	2,212,801
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
4.738%	09/20/29			4,305	4,224,281
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23			2,052	2,000,700

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Synchrony Financial,
Sr. Unsec’d. Notes
4.500%	07/23/25			3,180	$2,899,798
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20			533	545,073
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21			1,018	984,915
4.500%	04/01/21			1,495	1,453,888
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26			683	635,190
U.S. Bancorp,
Jr. Sub. Notes
5.300%(ff)	—	(rr)		1,761	1,655,340
Voya Financial, Inc.,
Gtd. Notes
5.650%(ff)	05/15/53			2,575	2,419,985
Wabtec Corp.,
Gtd. Notes
4.150%	03/15/24			1,194	1,153,818
Warner Media LLC,
Gtd. Notes
3.550%	06/01/24			1,383	1,334,120
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.625%	08/16/22		EUR	315	386,406
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)		2,553	2,214,728
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%	01/15/25			1,192	1,158,104
4.500%	11/15/23			368	369,938
WPC Eurobond BV,
Gtd. Notes
2.125%	04/15/27		EUR	2,199	2,411,828
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
4.250%	03/01/22			123	117,465

					194,936,403

TOTAL CORPORATE BONDS (cost $472,043,556)					457,116,896

RESIDENTIAL MORTGAGE-BACKED

SECURITIES — 4.0%
Bermuda — 0.3%
Bellemeade Re Ltd.,
Series 2018-2A, Class M1B, 1 Month LIBOR + 1.350%, 144A
3.856%(c)	08/25/28			1,514	1,506,965
Eagle Re Ltd.,
Series 2018-1, Class M1, 1 Month LIBOR + 1.700%, 144A
3.980%(c)	11/25/28			3,483	3,478,516

					4,985,481

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States — 3.7%
Fannie Mae Connecticut Avenue Securities,
Series 2014-C02, Class 1M1, 1 Month LIBOR + 0.950%
3.456%(c)	05/25/24	81	$81,279
Series 2014-C04, Class 2M2, 1 Month LIBOR + 5.000%
7.506%(c)	11/25/24	3,114	3,438,804
Series 2015-C01, Class 1M2, 1 Month LIBOR + 4.300%
6.806%(c)	02/25/25	2,270	2,451,567
Series 2015-C01, Class 2M2, 1 Month LIBOR + 4.550%
7.056%(c)	02/25/25	1,615	1,722,758
Series 2015-C02, Class 1M2, 1 Month LIBOR + 4.000%
6.506%(c)	05/25/25	1,591	1,703,618
Series 2015-C02, Class 2M2, 1 Month LIBOR + 4.000%
6.506%(c)	05/25/25	2,846	3,032,940
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000%
7.506%(c)	07/25/25	1,147	1,266,556
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
7.506%(c)	07/25/25	4,612	5,034,981
Series 2015-C04, Class 2M2, 1 Month LIBOR + 5.550%
8.056%(c)	04/25/28	1,770	1,969,225
Series 2016-C01, Class 1M2, 1 Month LIBOR + 6.750%
9.256%(c)	08/25/28	2,892	3,367,405
Series 2016-C01, Class 2M2, 1 Month LIBOR + 6.950%
9.456%(c)	08/25/28	758	878,985
Series 2016-C02, Class 1M2, 1 Month LIBOR + 6.000%
8.506%(c)	09/25/28	2,647	3,038,140
Series 2016-C03, Class 1M2, 1 Month LIBOR + 5.300%
7.806%(c)	10/25/28	432	495,119
Series 2016-C03, Class 2M2, 1 Month LIBOR + 5.900%
8.406%(c)	10/25/28	2,691	3,031,958
Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250%
6.756%(c)	01/25/29	1,227	1,358,640
Series 2016-C05, Class 2M2, 1 Month LIBOR + 4.450%
6.956%(c)	01/25/29	3,299	3,599,364
Series 2016-C07, Class 2M2, 1 Month LIBOR + 4.350%
6.856%(c)	05/25/29	1,043	1,129,365
Series 2017-C02, Class 2M2, 1 Month LIBOR + 3.650%
6.156%(c)	09/25/29	1,284	1,363,656
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DN1, Class M3, 1 Month LIBOR + 4.150%
6.656%(c)	01/25/25	5,454	5,793,539
Series 2015-DNA2, Class M2, 1 Month LIBOR + 2.600%
5.106%(c)	12/25/27	532	539,860
Series 2015-DNA3, Class M3, 1 Month LIBOR + 4.700%
7.206%(c)	04/25/28	684	789,735
Series 2015-HQ1, Class M2, 1 Month LIBOR + 2.200%
4.706%(c)	03/25/25	78	78,472
Series 2015-HQA1, Class M2, 1 Month LIBOR + 2.650%
5.156%(c)	03/25/28	749	758,108
Series 2015-HQA2, Class M2, 1 Month LIBOR + 2.800%
5.306%(c)	05/25/28	1,165	1,188,038
Series 2015-HQA2, Class M3, 1 Month LIBOR + 4.800%
7.306%(c)	05/25/28	498	566,347
Series 2016-DNA1, Class M2, 1 Month LIBOR + 2.900%
5.406%(c)	07/25/28	830	844,714
Series 2016-DNA2, Class M3, 1 Month LIBOR + 4.650%
7.156%(c)	10/25/28	1,114	1,252,654

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2016-DNA3, Class M2, 1 Month LIBOR + 2.000%
4.506%(c)	12/25/28		506	$510,409
Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%
3.806%(c)	03/25/29		634	634,729
Series 2016-HQA1, Class M3, 1 Month LIBOR + 6.350%
8.856%(c)	09/25/28		1,182	1,407,838
Series 2017-DNA2, Class M2, 1 Month LIBOR + 3.450%
5.956%(c)	10/25/29		3,059	3,237,131
JPMorgan Madison Avenue Securities Trust,
Series 2014-CH1, Class M2, 1 Month LIBOR + 4.250%, 144A
6.756%(c)	11/25/24		934	1,015,717
Series 2015-CH1, Class M1, 1 Month LIBOR + 2.000%, 144A
4.506%(c)	10/25/25		204	204,531

				57,786,182

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $59,511,428)				62,771,663

SOVEREIGN BONDS — 39.2%
Angola — 0.0%
Republic of Angola Via Northern Lights III BV,
Sr. Sec’d. Notes
7.000%	08/17/19		505	506,667

Argentina — 0.5%
Argentina POM Politica Monetaria, Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
59.257%(c)	06/21/20	ARS	128,730	3,636,566
Argentine Bonos del Tesoro, Bonds
16.000%	10/17/23	ARS	90,201	2,002,875
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A
5.750%	06/15/19		1,961	1,961,000
Provincia de Cordoba,
Sr. Unsec’d. Notes, 144A
7.125%	06/10/21		413	363,440

				7,963,881

Australia — 1.8%
Australia Government Bond,
Sr. Unsec’d. Notes
2.750%	11/21/28	AUD	38,807	28,345,743

Belgium — 1.8%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, 144A
0.800%	06/22/27	EUR	10,274	11,927,334
Unsec’d. Notes, 144A
0.800%	06/22/25	EUR	7,360	8,711,631
2.600%	06/22/24	EUR	6,496	8,458,887

				29,097,852

Brazil — 0.0%
Brazilian Government International Bond,
Sr. Unsec’d. Notes
4.625%	01/13/28		525	504,793

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Canada — 7.8%
Canada Housing Trust No. 1,
Gov’t. Gtd. Notes, 144A
2.250%	12/15/25	CAD	12,305	$8,912,292
2.250%	12/15/25	CAD	7,450	5,401,823
2.550%	03/15/25	CAD	3,190	2,357,193
Canadian Government Bond,
Bonds
1.750%	03/01/23	CAD	109,384	79,671,962
2.750%	12/01/48	CAD	3,777	3,109,689
Canadian When Issued Government Bond,
Bonds
2.000%	06/01/28	CAD	5,402	3,968,009
Province of Ontario,
Sr. Unsec’d. Notes
2.400%	06/02/26	CAD	340	243,594
Unsec’d. Notes
2.600%	06/02/25	CAD	789	576,469
2.600%	06/02/27	CAD	21,745	15,696,316
Province of Quebec,
Unsec’d. Notes
2.750%	09/01/25	CAD	1,243	918,320
2.750%	09/01/27	CAD	3,054	2,238,668

				123,094,335

Costa Rica — 0.1%
Costa Rica Government International Bond,
Bonds, 144A
4.370%	05/22/19		1,335	1,321,217
Sr. Unsec’d. Notes
7.158%	03/12/45		660	568,425

				1,889,642

Dominican Republic — 0.3%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
7.500%	05/06/21		1,790	1,848,175
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27		2,215	2,206,694

				4,054,869

Egypt — 0.2%
Egypt Government International Bond,
Sr. Unsec’d. Notes, MTN, 144A
7.500%	01/31/27		2,525	2,405,472

France — 3.9%
French Republic Government Bond OAT,
Bonds
1.000%	05/25/27	EUR	30,786	36,670,488
3.500%	04/25/26	EUR	12,560	17,733,979
Bonds, 144A
1.750%	06/25/39	EUR	5,689	6,984,500

				61,388,967

Gabon — 0.1%
Gabon Government International Bond,
Bonds
6.375%	12/12/24		1,740	1,561,580

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Germany — 3.8%
Bundesrepublik Deutschland Bundesanleihe,
Bonds
2.500%	07/04/44	EUR	19,999	$31,817,220
2.500%	08/15/46	EUR	11,789	19,015,116
4.750%	07/04/34	EUR	4,953	9,250,823

				60,083,159

Indonesia — 0.7%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
4.450%	02/11/24		825	829,280
Sr. Unsec’d. Notes, EMTN
5.875%	01/15/24		8,227	8,770,821
5.875%	01/15/24		1,097	1,169,514

				10,769,615

Ireland — 0.7%
Ireland Government Bond,
Unsec’d. Notes
1.000%	05/15/26	EUR	9,798	11,554,767

Italy — 3.1%
Italy Buoni Poliennali del Tesoro,
Bonds
1.200%	04/01/22	EUR	3,790	4,337,802
1.350%	04/15/22	EUR	7,026	8,073,005
1.850%	05/15/24	EUR	3,970	4,526,452
2.050%	08/01/27	EUR	3,764	4,150,280
2.200%	06/01/27	EUR	22,855	25,556,624
Unsec’d. Notes, 144A
3.450%	03/01/48	EUR	2,161	2,453,189

				49,097,352

Ivory Coast — 0.0%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes, 144A
5.125%	06/15/25	EUR	348	381,776

Japan — 7.3%
Japan Government Ten Year Bond,
Sr. Unsec’d. Notes
1.100%	12/20/21	JPY	1,211,600	11,460,373
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes
0.500%	09/20/36	JPY	1,947,700	17,990,525
1.400%	09/20/34	JPY	1,594,600	16,953,491
Japanese Government CPI Linked Bond,
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/26	JPY	4,768,328	42,585,823
0.100%	03/10/28	JPY	2,912,523	26,107,278

				115,097,490

Malaysia — 1.2%
Malaysia Government Bond,
Sr. Unsec’d. Notes
3.480%	03/15/23	MYR	12,960	3,094,845
3.654%	10/31/19	MYR	33,004	7,999,890
3.759%	03/15/19	MYR	7,744	1,875,635
5.734%	07/30/19	MYR	27,163	6,657,594

				19,627,964

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
New Zealand — 0.3%
New Zealand Government Inflation Linked Bond,
Sr. Unsec’d. Notes, TIPS
2.000%	09/20/25	NZD	5,580	$4,249,148

Qatar — 0.2%
Qatar Government International Bond,
Sr. Unsec’d. Notes
5.250%	01/20/20		100	102,021
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		2,221	2,246,164

				2,348,185

Spain — 2.9%
Spain Government Bond,
Sr. Unsec’d. Notes, 144A
1.950%	04/30/26	EUR	29,419	35,959,308
2.350%	07/30/33	EUR	8,760	10,530,448

				46,489,756

Supranational Bank — 0.8%
European Financial Stability Facility,
Gov’t. Gtd. Notes, EMTN
0.125%	10/17/23	EUR	9,504	10,917,072
1.800%	07/10/48	EUR	981	1,174,655

				12,091,727

United Kingdom — 1.6%
United Kingdom Gilt,
Bonds
1.500%	07/22/47	GBP	1,450	1,709,648
1.750%	09/07/22	GBP	2,955	3,890,415
2.000%	09/07/25	GBP	3,455	4,680,297
2.250%	09/07/23	GBP	11,320	15,313,526

				25,593,886

Uruguay — 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28	UYU	47,242	1,238,800
9.875%	06/20/22	UYU	29,252	891,141

				2,129,941

TOTAL SOVEREIGN BONDS (cost $627,587,166)				620,328,567

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.0%
Federal Home Loan Mortgage Corp.
4.000%	12/01/48		8,285	8,478,635
4.500%	11/01/48		8,107	8,447,222
Federal National Mortgage Assoc.
3.500%	01/01/48		8,694	8,694,482
3.500%	02/01/48		4,504	4,504,591
3.500%	03/01/48		7,477	7,477,992
3.500%	03/01/48		3,983	3,991,547
3.500%	04/01/48		1,838	1,838,052
3.500%	05/01/48		2,537	2,537,207
3.500%	06/01/48		2,495	2,495,124
3.500%	06/01/48		1,901	1,901,647
3.500%	06/01/48		1,891	1,891,288

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/01/48		1,351	$1,351,483
4.000%	TBA(tt	)	1,034	1,054,034
4.000%	08/01/48		3,811	3,899,879
4.000%	09/01/48		18,301	18,727,645
4.500%	TBA(tt	)	22,005	22,785,920
4.500%	09/01/48		15,016	15,652,587
4.500%	09/01/48		9,475	9,876,930
5.000%	TBA(tt	)	16,200	16,968,234

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $141,839,555)				142,574,499

U.S. TREASURY OBLIGATIONS — 8.7%
U.S. Treasury Bonds
3.000%	11/15/45		46,253	46,157,242
U.S. Treasury Notes
2.000%	10/31/22		13,873	13,627,266
2.000%	08/15/25	(h)	34,319	33,085,757
2.125%	05/15/25		4,758	4,630,031
2.250%	02/15/27		11,870	11,525,955
2.250%	08/15/27		9,080	8,787,383
2.750%	02/15/28		20,007	20,110,161

TOTAL U.S. TREASURY OBLIGATIONS (cost $137,780,550)				137,923,795

TOTAL LONG-TERM INVESTMENTS (cost $1,543,591,611)				1,524,904,035

			Shares

SHORT-TERM INVESTMENTS — 5.8%
AFFILIATED MUTUAL FUNDS — 1.3%
PGIM Core Ultra Short Bond Fund(w)			1,476,756	1,476,756
PGIM Institutional Money Market Fund (cost $19,049,004; includes $19,004,318 of cash collateral for securities on loan)(b)(w)			19,049,026	19,047,121

TOTAL AFFILIATED MUTUAL FUNDS (cost $20,525,760)				20,523,877

			Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 4.3%
U.S. Treasury Bills
2.359%	02/12/19		17,460	17,411,953
2.491%	05/30/19	(h)	50,395	49,892,331

TOTAL U.S. TREASURY OBLIGATIONS (cost $67,293,817)				67,304,284

OPTIONS PURCHASED~* — 0.2% (cost $1,949,702)				2,829,744

TOTAL SHORT-TERM INVESTMENTS (cost $89,769,279)				90,657,905

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN —102.1% (cost $1,633,360,890)	$1,615,561,940

OPTIONS WRITTEN~* — (0.1)% (premiums received $1,280,439)	(953,583)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN —102.0% (cost $1,632,080,451)	1,614,608,357
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.0)%	(31,490,358)

NET ASSETS — 100.0%	$1,583,117,999

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,548,666; cash collateral of $19,004,318 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(rr)	Perpetual security with no stated maturity date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $39,239,000 is 2.5% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Option Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Call	Citibank, N.A.	01/11/19	1.33	—	GBP	12,900	$1,773
Currency Option GBP vs USD	Call	Natwest Markets PLC	01/11/19	1.33	—	GBP	12,900	1,773
Currency Option TRY vs EUR	Call	Deutsche Bank AG London	01/16/19	6.51	—	TRY	96,446	1,199,973
Currency Option TRY vs USD	Call	Barclays Bank PLC	01/14/19	5.78	—	TRY	99,098	1,592,606
Currency Option CNH vs USD	Put	JPMorgan Chase Bank, N.A.	01/07/19	7.07	—	CNH	489,845	2,118

Total OTC Traded Options (cost $ 1,375,240)								$2,798,243

OTC Swaption

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
10- Year Interest Rate Swap, 01/31/29	Put	Morgan Stanley Capital Services LLC	01/29/19	3.29%	3 Month LIBOR	(Q)	3.29	%(S)	39,300	$1,065
10- Year Interest Rate Swap, 03/04/29	Put	Bank of America, N.A.	02/28/19	3.18%	3 Month LIBOR	(Q)	3.18	%(S)	49,720	30,436

Total OTC Swaptions (cost $574,462)										$31,501

Total Options Purchased (cost $1,949,702)										$2,829,744

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option BRL vs USD	Put	Morgan Stanley Capital Services LLC	02/28/19	4.17	—	BRL	17,306	$(26,700)
Currency Option INR vs USD	Put	JPMorgan Chase Bank, N.A.	02/20/19	71.32	—	INR	299,544	(22,906)
Currency Option MXN vs USD	Put	Morgan Stanley Capital Services LLC	02/15/19	23.82	—	MXN	100,044	(1,409)
Currency Option SGD vs CHF	Put	UBS AG	06/14/19	1.55	—	SGD	6,510	(4,676)
Currency Option TRY vs CHF	Put	UBS AG	02/26/19	5.90	—	TRY	23,305	(62,308)
Currency Option TRY vs EUR	Put	Deutsche Bank AG London	01/16/19	7.51	—	TRY	111,261	(1,682)
Currency Option TRY vs USD	Put	Barclays Bank PLC	01/14/19	6.90	—	TRY	118,301	(343)

Total OTC Traded Options (premiums received $877,511)								$(120,024)

OTC Swaption

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 01/31/29	Call	Morgan Stanley Capital Services LLC	01/29/19	2.94%	3 Month LIBOR(Q)	2.94%(S)	39,300	$(821,267)
10- Year Interest Rate Swap, 01/31/29	Put	Morgan Stanley Capital Services LLC	01/29/19	3.44%	3.44%(S)	3 Month LIBOR(Q)	39,300	(228)
10- Year Interest Rate Swap, 03/04/29	Put	Bank of America, N.A.	02/28/19	3.33%	3.33%(S)	3 Month LIBOR(Q)	49,720	(12,064)

Total OTC Swaptions (premiums received $402,928)								$(833,559)

Total Options Written (premiums received $1,280,439)								$(953,583)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,323	2 Year U.S. Treasury Notes	Mar. 2019	$280,889,438	$1,812,109
65	5 Year U.S. Treasury Notes	Mar. 2019	7,454,688	119,922
20	10 Year Japanese Bonds	Mar. 2019	27,823,548	121,345
820	10 Year U.S. Treasury Notes	Mar. 2019	100,052,812	1,480,617
350	10 Year U.S. Ultra Treasury Notes	Mar. 2019	45,527,344	1,421,953
40	20 Year U.S. Treasury Bonds	Mar. 2019	5,840,000	263,133
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	160,656	7,601

				5,226,680

Short Positions:
524	5 Year Euro-Bobl	Mar. 2019	79,561,498	(180,891)
36	10 Year Canadian Government Bonds	Mar. 2019	3,606,592	(21,271)
291	10 Year Euro-Bund	Mar. 2019	54,526,450	(140,951)
102	10 Year U.K. Gilt	Mar. 2019	16,013,230	(123,878)
84	30 Year Euro Buxl	Mar. 2019	17,383,426	(253,120)

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
84	Euro-OAT	Mar. 2019	$14,513,457	$3,483

				(716,628)

				$4,510,052

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/03/19	Morgan Stanley Capital Services LLC	BRL	22,727	$5,832,862	$5,862,881	$30,019	$—
Expiring 02/04/19	Morgan Stanley Capital Services LLC	BRL	22,727	5,771,171	5,850,679	79,508	—
British Pound,
Expiring 01/15/19	JPMorgan Chase Bank, N.A.	GBP	4,515	5,870,096	5,759,365	—	(110,731)
Chilean Peso,
Expiring 01/25/19	Citibank, N.A.	CLP	8,796,278	12,906,284	12,684,652	—	(221,632)
Chinese Renminbi,
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	CNH	88,677	12,817,725	12,910,613	92,888	—
Euro,
Expiring 01/09/19	Barclays Bank PLC	EUR	14,225	16,465,836	16,311,310	—	(154,526)
Expiring 01/09/19	BNP Paribas	EUR	3,630	4,142,454	4,161,766	19,312	—
Expiring 01/09/19	Citibank, N.A.	EUR	645	752,812	740,016	—	(12,796)
Expiring 01/09/19	Goldman Sachs International	EUR	1,907	2,183,602	2,186,873	3,271	—
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	EUR	19,140	21,983,743	21,947,224	—	(36,519)
Expiring 01/09/19	Natwest Markets PLC	EUR	5,883	6,735,605	6,746,177	10,572	—
Expiring 01/09/19	Natwest Markets PLC	EUR	4,019	4,662,837	4,608,301	—	(54,536)
Expiring 01/09/19	Standard Chartered Bank	EUR	9,259	10,546,028	10,616,422	70,394	—
Expiring 01/09/19	Standard Chartered Bank	EUR	835	969,425	957,305	—	(12,120)
Expiring 01/09/19	UBS AG	EUR	6,251	7,262,351	7,167,452	—	(94,899)
Indian Rupee,
Expiring 03/18/19	Deutsche Bank AG	INR	585,880	8,210,782	8,321,652	110,870	—
Japanese Yen,
Expiring 01/18/19	UBS AG	JPY	930,338	8,360,558	8,500,640	140,082	—
Expiring 02/15/19	BNP Paribas	JPY	548,195	4,871,030	5,019,725	148,695	—
Expiring 02/15/19	Credit Suisse International	JPY	991,332	8,908,901	9,077,454	168,553	—
Expiring 02/15/19	Natwest Markets PLC	JPY	991,332	8,919,219	9,077,453	158,234	—
Mexican Peso,
Expiring 01/25/19	BNP Paribas	MXN	78,131	3,874,182	3,959,086	84,904	—
New Taiwanese Dollar,
Expiring 03/14/19	HSBC Bank USA, N.A.	TWD	518,875	16,910,057	16,983,635	73,578	—
Expiring 03/14/19	HSBC Bank USA, N.A.	TWD	273,015	8,928,939	8,936,226	7,287	—
Expiring 03/14/19	Natwest Markets PLC	TWD	252,616	8,295,816	8,268,536	—	(27,280)
Norwegian Krone,
Expiring 01/23/19	Morgan Stanley Capital Services LLC	NOK	106,389	12,573,412	12,318,096	—	(255,316)
South African Rand,
Expiring 01/30/19	Goldman Sachs International	ZAR	200,085	14,250,933	13,853,764	—	(397,169)
South Korean Won,
Expiring 02/20/19	Barclays Bank PLC	KRW	18,669,336	16,868,353	16,760,410	—	(107,943)
Expiring 02/20/19	Standard Chartered Bank	KRW	9,334,102	8,373,930	8,379,696	5,766	—

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Swedish Krona,
Expiring 01/23/19	Natwest Markets PLC	SEK	44,570	$4,950,074	$5,038,818	$88,744	$—
Swiss Franc,
Expiring 01/17/19	HSBC Bank USA, N.A.	CHF	9,134	9,335,940	9,307,856	—	(28,084)
Expiring 02/28/19	Bank of America, N.A.	CHF	1,746	1,789,075	1,786,133	—	(2,942)
Expiring 02/28/19	Credit Suisse International	CHF	1,741	1,788,384	1,780,955	—	(7,429)
Turkish Lira,
Expiring 01/15/19	Credit Suisse International	TRY	30,049	4,921,452	5,626,083	704,631	—
Expiring 01/15/19	Credit Suisse International	TRY	19,377	3,068,118	3,628,013	559,895	—
Expiring 01/17/19	Credit Suisse International	TRY	56,967	9,384,159	10,653,297	1,269,138	—
Expiring 01/24/19	JPMorgan Chase Bank, N.A.	TRY	21,422	3,901,185	3,989,156	87,971	—
Expiring 02/28/19	Credit Suisse International	TRY	10,777	1,568,885	1,971,713	402,828	—
Expiring 02/28/19	Credit Suisse International	TRY	10,143	1,457,651	1,855,673	398,022	—

				$290,413,866	$293,605,106	4,715,162	(1,523,922)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	ARS	60,461	$1,499,185	$1,584,003	$—	$(84,818)
Australian Dollar,
Expiring 02/20/19	Goldman Sachs International	AUD	36,574	26,712,667	25,784,968	927,699	—
Brazilian Real,
Expiring 01/03/19	Morgan Stanley Capital Services LLC	BRL	22,727	5,781,522	5,862,881	—	(81,359)
British Pound,
Expiring 01/15/19	Citibank, N.A.	GBP	4,515	5,870,087	5,759,366	110,721	—
Expiring 02/28/19	Goldman Sachs International	GBP	17,377	22,051,139	22,212,376	—	(161,237)
Canadian Dollar,
Expiring 01/17/19	HSBC Bank USA, N.A.	CAD	12,880	9,735,779	9,438,621	297,158	—
Expiring 01/17/19	Morgan Stanley Capital Services LLC	CAD	25,277	19,059,441	18,524,020	535,421	—
Expiring 01/17/19	UBS AG	CAD	165,568	125,412,044	121,334,656	4,077,388	—
Chinese Renminbi,
Expiring 01/09/19	Credit Suisse International	CNH	88,677	12,817,725	12,910,613	—	(92,888)
Expiring 03/20/19	Citibank, N.A.	CNH	11,159	1,613,814	1,624,400	—	(10,586)
Euro,
Expiring 01/09/19	Bank of New York Mellon	EUR	1,567	1,772,336	1,796,437	—	(24,101)
Expiring 01/09/19	Bank of New York Mellon	EUR	1,173	1,338,584	1,344,545	—	(5,961)
Expiring 01/09/19	Bank of New York Mellon	EUR	771	877,551	884,190	—	(6,639)
Expiring 01/09/19	Bank of New York Mellon	EUR	670	766,574	768,076	—	(1,502)
Expiring 01/09/19	Bank of New York Mellon	EUR	441	501,304	505,115	—	(3,811)
Expiring 01/09/19	Bank of New York Mellon	EUR	436	500,284	500,419	—	(135)
Expiring 01/09/19	Bank of New York Mellon	EUR	433	495,449	496,112	—	(663)
Expiring 01/09/19	Bank of New York Mellon	EUR	100	114,408	114,666	—	(258)
Expiring 01/09/19	Barclays Bank PLC	EUR	1,642	1,872,005	1,882,609	—	(10,604)
Expiring 01/09/19	Barclays Bank PLC	EUR	856	984,254	981,882	2,372	—
Expiring 01/09/19	Citibank, N.A.	EUR	6,403	7,325,191	7,342,201	—	(17,010)
Expiring 01/09/19	Citibank, N.A.	EUR	1,499	1,738,466	1,719,268	19,198	—
Expiring 01/09/19	HSBC Bank USA, N.A.	EUR	1,368	1,561,531	1,568,392	—	(6,861)
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	EUR	10,385	12,054,081	11,907,709	146,372	—
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	EUR	7,141	8,128,947	8,188,245	—	(59,298)

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	EUR	5,344	$6,066,780	$6,127,226	$—	$(60,446)
Expiring 01/09/19	JPMorgan Chase Bank, N.A.	EUR	696	795,539	798,025	—	(2,486)
Expiring 01/09/19	Morgan Stanley Capital Services LLC	EUR	3,745	4,321,842	4,294,446	27,396	—
Expiring 01/09/19	Natwest Markets PLC	EUR	6,485	7,485,256	7,435,868	49,388	—
Expiring 01/09/19	Standard Chartered Bank	EUR	4,516	5,185,263	5,178,468	6,795	—
Expiring 01/09/19	UBS AG	EUR	371,122	429,014,197	425,552,737	3,461,460	—
Expiring 01/09/19	UBS AG	EUR	7,815	9,024,278	8,961,363	62,915	—
Indian Rupee,
Expiring 03/18/19	Deutsche Bank AG	INR	560,785	7,682,929	7,965,210	—	(282,281)
Japanese Yen,
Expiring 02/15/19	Goldman Sachs International	JPY	15,492,164	137,567,498	141,859,083	—	(4,291,585)
Mexican Peso,
Expiring 01/25/19	Bank of America, N.A.	MXN	415,358	20,420,751	21,047,085	—	(626,334)
New Taiwanese Dollar,
Expiring 03/14/19	Standard Chartered Bank	TWD	527,663	17,306,674	17,271,288	35,386	—
New Zealand Dollar,
Expiring 02/20/19	BNP Paribas	NZD	5,916	4,098,988	3,974,357	124,631	—
Polish Zloty,
Expiring 01/18/19	HSBC Bank USA, N.A.	PLN	15,888	4,300,955	4,247,020	53,935	—
South African Rand,
Expiring 01/30/19	BNP Paribas	ZAR	119,763	8,378,995	8,292,288	86,707	—
Expiring 01/30/19	BNP Paribas	ZAR	71,311	4,920,111	4,937,529	—	(17,418)
Expiring 01/30/19	BNP Paribas	ZAR	68,756	4,805,920	4,760,642	45,278	—
Expiring 01/30/19	BNP Paribas	ZAR	46,941	3,302,961	3,250,178	52,783	—
Expiring 01/30/19	UBS AG	ZAR	119,763	8,330,832	8,292,289	38,543	—
Swiss Franc,
Expiring 01/17/19	BNP Paribas	CHF	8,271	8,282,198	8,428,083	—	(145,885)
Expiring 01/17/19	Credit Suisse International	CHF	12,965	13,129,251	13,211,801	—	(82,550)
Expiring 01/17/19	Credit Suisse International	CHF	5,132	5,164,512	5,229,494	—	(64,982)
Expiring 01/17/19	Goldman Sachs International	CHF	20,098	20,027,116	20,480,696	—	(453,580)
Expiring 01/17/19	JPMorgan Chase Bank, N.A.	CHF	6,548	6,529,654	6,672,549	—	(142,895)
Expiring 02/28/19	BNP Paribas	CHF	1,743	1,782,183	1,782,802	—	(619)
Expiring 02/28/19	Morgan Stanley Capital Services LLC	CHF	5,943	6,263,107	6,078,884	184,223	—
Turkish Lira,
Expiring 01/15/19	Barclays Bank PLC	TRY	49,468	7,989,570	9,262,108	—	(1,272,538)
Expiring 01/24/19	Barclays Bank PLC	TRY	40,849	7,519,713	7,606,842	—	(87,129)
Expiring 02/28/19	Credit Suisse International	TRY	12,114	1,638,675	2,216,191	—	(577,516)
Expiring 02/28/19	Credit Suisse International	TRY	9,096	1,556,156	1,664,056	—	(107,900)
Expiring 02/28/19	JPMorgan Chase Bank, N.A.	TRY	26,591	3,933,239	4,864,819	—	(931,580)
Uruguayan Peso,
Expiring 01/22/19	Citibank, N.A.	UYU	55,640	1,692,198	1,711,457	—	(19,259)
Expiring 01/22/19	Citibank, N.A.	UYU	16,785	509,556	516,296	—	(6,740)

				$1,039,611,265	$1,039,006,950	10,345,769	(9,741,454)

						$15,060,931	$(11,265,376)

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)			In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
01/17/19	Buy	EU	R	7,407	TRY	50,703	$—	$(982,112)	Deutsche Bank AG

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
iTraxx Australia Series 30.V1	12/20/23	1.000%(Q)	42,500	$(477,865)	$(108,881)	$368,984

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.31.V1	12/20/23	5.000%(Q)	22,860	4.494%	$1,390,179	$493,768	$(896,411)
CDX.NA.IG.28.V1	06/20/22	1.000%(Q)	78,890	0.691%	1,256,535	825,532	(431,003)
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)	42,500	0.877%	780,050	250,085	(529,965)

					$3,426,764	$1,569,385	$(1,857,379)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.BBB	05/11/63	3.000%(M)	5,879	*	$ (945,002)	$ (363,598)	$(581,404)	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	5,151	*	(828,231)	(386,626)	(441,605)	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	2,633	*	(423,234)	(163,295)	(259,939)	Credit Suisse International
CMBX.BBB	05/11/63	3.000%(M)	1,292	*	(207,679)	(85,946)	(121,733)	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	574	*	(92,294)	(45,935)	(46,359)	Deutsche Bank AG
CMBX.NA.A.6	05/11/63	2.000%(M)	5,000	*	(216,088)	(105,789)	(110,299)	Deutsche Bank AG
CMBX.NA.A.6	05/11/63	2.000%(M)	4,500	*	(195,031)	(54,193)	(140,838)	Credit Suisse International
CMBX.NA.BBB.6	05/11/63	3.000%(M)	11,150	*	(1,791,537)	(210,581)	(1,580,956)	Morgan Stanley Capital Services LLC
CMBX.NA.BBB.6	05/11/63	3.000%(M)	8,500	*	(1,365,746)	(110,120)	(1,255,626)	Morgan Stanley Capital Services LLC
CMBX.NA.BBB.6	05/11/63	3.000%(M)	6,000	*	(964,056)	(80,225)	(883,831)	Morgan Stanley Capital Services LLC
CMBX.NA.BBB.6	05/11/63	3.000%(M)	1,896	*	(304,767)	(121,747)	(183,020)	Credit Suisse International

					$(7,333,665)	$(1,728,055)	$(5,605,610)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
178,380	09/10/20	2.824	%(S)	3 Month LIBOR(2)(Q)	$—	$1,665,290	$1,665,290
74,100	09/11/23	2.883	%(S)	3 Month LIBOR(2)(Q)	—	1,550,089	1,550,089
33,530	09/10/48	2.980	%(S)	3 Month LIBOR(1)(Q)	—	(1,251,776)	(1,251,776)

					$—	$1,963,603	$1,963,603

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(1,728,055)	$—	$(5,605,610)

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley	$11,317,955	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$42,748,142	$—
United States	—	21,251,274	—
Commercial Mortgage-Backed Securities
United States	—	40,189,199	—
Corporate Bonds
Australia	—	9,494,087	—
Brazil	—	8,394,864	—
Canada	—	15,104,444	—
China	—	4,443,695	—
Denmark	—	9,410,082	—
Finland	—	1,832,667	—
France	—	19,512,707	—
Germany	—	11,496,261	—
India	—	9,421,319	—
Ireland	—	11,204,990	—
Italy	—	14,107,516	—
Japan	—	12,458,230	—
Kazakhstan	—	1,668,405	—
Kuwait	—	4,290,390	—
Netherlands	—	7,730,425	—
Norway	—	3,291,129	—
Saudi Arabia	—	2,513,370	—
South Africa	—	195,246	—
Spain	—	15,411,990	—
Sweden	—	948,387	—
Switzerland	—	33,393,225	—
Turkey	—	1,356,408	—
United Kingdom	—	64,500,656	—
United States	—	194,936,403	—
Residential Mortgage-Backed Securities
Bermuda	—	4,985,481	—
United States	—	57,786,182	—
Sovereign Bonds
Angola	—	506,667	—
Argentina	—	7,963,881	—
Australia	—	28,345,743	—
Belgium	—	29,097,852	—
Brazil	—	504,793	—
Canada	—	123,094,335	—
Costa Rica	—	1,889,642	—
Dominican Republic	—	4,054,869	—
Egypt	—	2,405,472	—
France	—	61,388,967	—

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds (continued)
Gabon	$—	$1,561,580	$—
Germany	—	60,083,159	—
Indonesia	—	10,769,615	—
Ireland	—	11,554,767	—
Italy	—	49,097,352	—
Ivory Coast	—	381,776	—
Japan	—	115,097,490	—
Malaysia	—	19,627,964	—
New Zealand	—	4,249,148	—
Qatar	—	2,348,185	—
Spain	—	46,489,756	—
Supranational Bank	—	12,091,727	—
United Kingdom	—	25,593,886	—
Uruguay	—	2,129,941	—
U.S. Government Agency Obligations	—	142,574,499	—
U.S. Treasury Obligations	—	205,228,079	—
Affiliated Mutual Funds	20,523,877	—	—
Options Purchased	—	2,829,744	—
Options Written	—	(953,583)	—
Other Financial Instruments*
Futures Contracts	4,510,052	—	—
OTC Forward Foreign Currency Exchange Contracts	—	3,795,555	—
OTC Cross Currency Exchange Contract	—	(982,112)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,488,395)	—
OTC Credit Default Swap Agreements	—	(7,333,665)	—
Centrally Cleared Interest Rate Swap Agreements	—	1,963,603	—

Total	$25,033,929	$1,590,039,466	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Sovereign Bonds	39.2%
Banks	14.5
U.S. Treasury Obligations	13.0
U.S. Government Agency Obligations	9.0
Residential Mortgage-Backed Securities	4.0
Collateralized Loan Obligations	2.7
Commercial Mortgage-Backed Securities	2.5
Insurance	1.3
Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	1.3
Pharmaceuticals	1.3
Pipelines	1.0
Electric	0.9
Telecommunications	0.9
Oil & Gas	0.9
Auto Manufacturers	0.8
Automobiles	0.7
Chemicals	0.7
Media	0.6
Commercial Services	0.6
Biotechnology	0.6
Leisure Time	0.5

Healthcare-Services	0.5%
Consumer Loans	0.5
Diversified Financial Services	0.4
Agriculture	0.4
Mining	0.4
Semiconductors	0.3
Real Estate Investment Trusts (REITs)	0.3
Computers	0.3
Other	0.2
Trucking & Leasing	0.2
Savings & Loans	0.2
Options Purchased	0.2
Internet	0.2
Entertainment	0.1
Household Products/Wares	0.1
Cosmetics/Personal Care	0.1
Transportation	0.1
Software	0.1
Foods	0.1
Food Service	0.1
Machinery-Diversified	0.1
Metal Fabricate/Hardware	0.1
Miscellaneous Manufacturing	0.1
Holding Companies-Diversified	0.0	*
Iron/Steel	0.0	*
Healthcare-Products	0.0	*
Engineering & Construction	0.0	*
Electrical Components & Equipment	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (cont.)
Lodging	0.0 *

102.1
Options Written	(0.1)
Liabilities in excess of other assets	(2.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$368,984	*	Due from/to broker — variation margin swaps	$1,857,379	*
Credit contracts	—	—		Premiums received for OTC swap agreements	1,728,055
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	5,605,610
Foreign exchange contracts	Unaffiliated investments	2,798,243		Options written outstanding, at value	120,024
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	982,112
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	15,060,931		Unrealized depreciation on OTC forward foreign currency exchange contracts	11,265,376
Interest rate contracts	Due from/to broker — variation margin futures	5,230,163	*	Due from/to broker —variation margin futures	720,111	*
Interest rate contracts	Due from/to broker —variation margin swaps	3,215,379	*	Due from/to broker —variation margin swaps	1,251,776	*
Interest rate contracts	Unaffiliated investments	31,501		Options written outstanding, at value	833,559

Total		$26,705,201			$24,364,002

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$1,038,748
Foreign exchange contracts	(1,790,627)	3,761,495	—	32,406,497	—
Interest rate contracts	(105,609)	710,120	(662,022)	—	(4,078,765)

Total	$(1,896,236)	$4,471,615	$(662,022)	$32,406,497	$(3,040,017)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$328,894
Foreign exchange contracts	2,083,121	855,966	—	10,508,419	—
Interest rate contracts	(542,961)	(749,025)	3,566,953	—	3,184,764

Total	$1,540,160	$106,941	$3,566,953	$10,508,419	$3,513,658

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For	the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(4)
$912,271	$303,102,181	$220,575,916	$204,742,553	$274,506,741	$1,086,518,361	$75,767,577

Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)	Interest Rate Swap Agreements(2)
$17,000,000	$161,377,200	$290,875,315

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$18,548,666	$(18,548,666)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A	$30,436	$(641,340)	$(610,904)	$—	$(610,904)
Bank of New York Mellon	—	(43,070)	(43,070)	—	(43,070)
Barclays Bank PLC	1,594,978	(1,633,083)	(38,105)	—	(38,105)
BNP Paribas	562,310	(163,922)	398,388	—	398,388
Citibank, N.A	131,692	(288,023)	(156,331)	156,331	—
Credit Suisse International	3,503,067	(1,856,297)	1,646,770	—	1,646,770

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Deutsche Bank AG	$1,310,843	$(3,555,369)	$(2,244,526)	$1,407,713	$(836,813)
Goldman Sachs International	930,970	(5,303,571)	(4,372,601)	—	(4,372,601)
HSBC Bank USA, N.A.	431,958	(34,945)	397,013	—	397,013
JPMorgan Chase Bank, N.A.	329,349	(1,451,679)	(1,122,330)	—	(1,122,330)
Morgan Stanley Capital Services LLC	857,632	(5,307,618)	(4,449,986)	4,449,986	—
Natwest Markets PLC	308,711	(81,816)	226,895	—	226,895
Standard Chartered Bank	118,341	(12,120)	106,221	—	106,221
UBS AG	7,780,388	(161,883)	7,618,505	—	7,618,505

	$17,890,675	$(20,534,736)	$(2,644,061)	$6,014,030	$3,369,969

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST AB GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $18,548,666:
Unaffiliated investments (cost $1,612,835,130)	$1,595,038,063
Affiliated investments (cost $20,525,760)	20,523,877
Cash	484,295
Foreign currency, at value (cost $9,284,297)	9,259,788
Deposit with broker for centrally cleared/exchange-traded derivatives	11,317,955
Unrealized appreciation on OTC forward foreign currency contracts	15,060,931
Dividends and interest receivable	11,324,158
Receivable for investments sold	6,736,702
Due from broker-variation margin futures	724,234
Tax reclaim receivable	179,871
Receivable for Portfolio shares sold	87,140
Due from broker-variation margin swaps	35,714
Receivable from affiliate	3,231
Prepaid expenses	12,735

Total Assets	1,670,788,694

LIABILITIES:
Payable for investments purchased	40,683,071
Payable to broker for collateral for securities on loan	19,004,318
Unrealized depreciation on OTC forward foreign currency contracts	11,265,376
Unrealized depreciation on OTC swap agreements	5,605,610
Payable for Portfolio shares repurchased	5,190,000
Premiums received for OTC swap agreements	1,728,055
Cash segregated from counterparty—OTC	1,420,000
Unrealized depreciation on OTC cross currency exchange contracts	982,112
Options written outstanding, at value (premiums received $1,280,439)	953,583
Management fees payable	390,460
Accrued expenses and other liabilities	201,892
Payable to affiliate	177,524
Distribution fee payable	68,325
Affiliated transfer agent fee payable	369

Total Liabilities	87,670,695

NET ASSETS	$1,583,117,999

Net assets were comprised of:
Partners Equity	$1,583,117,999

Net asset value and redemption price per share, $1,583,117,999 / 145,144,186 outstanding shares of beneficial interest	$10.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $91,752, of which $22,536 is reimbursable by an affiliate)	$48,741,030
Affiliated dividend income	895,876
Income from securities lending, net (including affiliated income of $162,721)	166,363

49,803,269

EXPENSES
Management fees	10,507,426
Distribution fee	4,242,798
Custodian and accounting fees	355,018
Audit fee	58,010
Trustees’ fees	26,930
Legal fees and expenses	15,312
Shareholders’ reports	10,006
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	67,467

Total expenses	15,289,954

NET INVESTMENT INCOME (LOSS)	34,513,315

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $13,995)	(17,985,909)
Futures transactions	(662,022)
Options written transactions	4,471,615
Swap agreements transactions	(3,040,017)
Forward and cross currency contracts transactions	32,406,497
Foreign currency transactions	(11,599,163)

3,591,001

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(850))	(49,786,635)
Futures	3,566,953
Options written	106,941
Swap agreements	3,513,658
Forward and cross currency contracts	10,508,419
Foreign currencies	(49,141)

(32,139,805)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(28,548,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,964,511

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$34,513,315	$33,899,080
Net realized gain (loss) on investment and foreign currency transactions	3,591,001	(26,155,786)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(32,139,805)	33,533,553

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,964,511	41,276,847

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [18,457,696 and 50,301,400 shares, respectively].	199,231,016	536,089,721
Portfolio share repurchased [30,651,241 and 15,508,819 shares, respectively]	(331,472,051)	(167,051,141)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(132,241,035)	369,038,580

CAPITAL CONTRIBUTIONS	104,241	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(126,172,283)	410,315,427
NET ASSETS:
Beginning of year	1,709,290,282	1,298,974,855

End of year	$1,583,117,999	$1,709,290,282

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 100.0%

UNAFFILIATED FUNDS**	Shares	Value
American Funds – Bond Fund of America (The) (Class R6)	4,754,294	$59,761,481
American Funds Insurance Series – Asset Allocation Fund	3,498,921	74,492,022
American Funds Insurance Series – Growth Fund	638,668	44,681,224
American Funds Insurance Series – Growth-Income Fund	1,312,770	59,586,623
American New Perspective Fund (Class R6)	1,582,226	59,586,623

TOTAL LONG-TERM INVESTMENTS (cost $323,255,750)		298,107,973

SHORT-TERM INVESTMENT — 0.0%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $231)(w)	231	231

Value
TOTAL INVESTMENTS — 100.0% (cost $323,255,981)	$298,108,204
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%	(58,461)

NET ASSETS — 100.0%	$298,049,743

See the Glossary for abbreviations used in the annual report.

**   Investment is an affiliate of the Subadvisor.

(w)  PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Funds	$298,107,973	$—	$—
Affiliated Mutual Fund	231	—	—

Total	$298,108,204	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Unaffiliated Funds	100.0%
Affiliated Mutual Fund	0.0	*

	100.0
Liabilities in excess of other assets	(0.0	)*

	100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $323,255,750)	$298,107,973
Affiliated investments (cost $231)	231
Receivable for Portfolio shares sold	8,665,274
Prepaid expenses	900

Total Assets	306,774,378

LIABILITIES:
Payable for investments purchased	8,665,274
Accrued expenses and other liabilities	32,658
Management fees payable	14,858
Distribution fee payable	11,476
Affiliated transfer agent fee payable	369

Total Liabilities	8,724,635

NET ASSETS	$298,049,743

Net assets were comprised of:
Partners Equity	$298,049,743

Net asset value and redemption price per share, $298,049,743 / 31,200,221 outstanding shares of beneficial interest	$9.55

STATEMENT OF OPERATIONS

For the Period April 30, 2018* through December 31, 2018

INCOME
Unaffiliated dividend income	$7,603,816
Affiliated dividend income	2

7,603,818

EXPENSES
Management fees	695,353
Distribution fee	254,708
Audit fee	26,100
Custodian and accounting fees	22,946
Trustees’ fees	8,390
Legal fees and expenses	5,827
Transfer agent’s fees and expenses (including affiliated expense of $1,647)	5,241
Shareholders’ reports	2,500
Miscellaneous	3,837

Total expenses	1,024,902
Less: Fee waivers and/or expense reimbursement	(410,077)

Net expenses	614,825

NET INVESTMENT INCOME (LOSS)	6,988,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(4,608,440)
Net capital gain distribution received	1,318,682

(3,289,758)
Net change in unrealized appreciation (depreciation) on investments	(25,147,777)

NET GAIN (LOSS) ON INVESTMENTS	(28,437,535)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,448,542)

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2018* through December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,988,993
Net realized gain (loss) on investment transactions	(3,289,758)
Net change in unrealized appreciation (depreciation) on investments	(25,147,777)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,448,542)

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [34,581,271 shares]	351,023,424
Portfolio share repurchased [3,381,050 shares]	(31,525,139)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	319,498,285

TOTAL INCREASE (DECREASE) IN NET ASSETS	298,049,743
NET ASSETS:
Beginning of period	—

End of period	$298,049,743

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 56.6%
UNAFFILIATED EXCHANGE TRADED FUND — 6.4%	Shares	Value
iShares U.S. Real Estate ETF(a) (cost $ 1,466,132)	18,415	$1,380,020

UNAFFILIATED FUND** — 9.4%
Columbia Commodity Strategy Fund (Class I Stock) (cost $ 2,455,740)488,417		2,022,047

Interest Rate	Maturity Date	Principal Amount (000)#

SOVEREIGN BONDS — 24.2%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
1.250%	08/21/40	AUD	17	13,572
2.000%	08/21/35	AUD	19	17,487
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	92	102,769
0.100%	04/15/46	EUR	15	17,829
0.500%	04/15/30	EUR	34	38,978
French Republic Government Bond OAT (France),
Bonds
3.250%	05/25/45	EUR	63	99,229
Bonds, TIPS
0.250%	07/25/24	EUR	206	230,397
3.150%	07/25/32	EUR	102	111,229
Bonds, TIPS, 144A
0.700%	07/25/30	EUR	61	68,430
1.800%	07/25/40	EUR	63	69,463
Unsec’d. Notes, 144A
2.000%	05/25/48	EUR	42	52,265
Italy Buoni Poliennali del Tesoro (Italy),
Sr. Unsec’d. Notes, 144A
2.700%	03/01/47	EUR	25	25,408
4.750%	09/01/28	EUR	128	173,198
Unsec’d. Notes, TIPS, 144A
2.550%	09/15/41	EUR	76	81,209
3.100%	09/15/26	EUR	188	204,413
Japan Government Ten Year Bond (Japan),
Sr. Unsec’d. Notes
0.100%	03/20/28	JPY	12,250	113,159
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
0.800%	03/20/47	JPY	12,750	119,187
0.800%	06/20/47	JPY	2,250	21,012
0.800%	09/20/47	JPY	8,400	78,420
0.800%	03/20/48	JPY	16,600	154,649
0.900%	09/20/48	JPY	1,550	14,787
2.400%	03/20/37	JPY	3,100	37,932
Japan Government Twenty Year Bond (Japan),
Sr. Unsec’d. Notes
0.600%	09/20/37	JPY	10,900	101,799
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/25	JPY	5,984	54,236
0.100%	03/10/26	JPY	7,163	64,961

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
0.100%	03/10/27	JPY	16,743	$148,719
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, 144A
0.800%	06/22/27	EUR	90	104,488
Unsec’d. Notes, 144A
2.600%	06/22/24	EUR	129	167,977
4.250%	03/28/41	EUR	64	109,890
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	MXN	1,600	77,711
Poland Government Bond (Poland),
Bonds
2.500%	07/25/26	PLN	36	9,519
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
4.150%	03/15/37	EUR	54	93,955
South Africa Government Bond (South Africa),
Bonds
10.500%	12/21/26	ZAR	3,277	247,771
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.400%	04/30/28	EUR	98	112,741
1.950%	07/30/30	EUR	63	74,389
2.750%	10/31/24	EUR	249	319,467
4.900%	07/30/40	EUR	46	75,981
Spain Government Inflation Linked Bond (Spain),
Sr. Unsec’d. Notes, TIPS, 144A
0.650%	11/30/27	EUR	44	49,671
1.000%	11/30/30	EUR	54	62,028
1.800%	11/30/24	EUR	108	121,345
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	06/07/32	GBP	83	140,769
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
0.125%	03/22/24	GBP	69	85,791
0.125%	03/22/29	GBP	160	204,495
0.125%	03/22/44	GBP	107	134,082
0.125%	11/22/56	GBP	85	103,410
0.125%	11/22/65	GBP	60	72,026
0.250%	03/22/52	GBP	222	274,930
0.750%	03/22/34	GBP	150	189,356
1.125%	11/22/37	GBP	113	144,188

TOTAL SOVEREIGN BONDS (cost $5,235,216)				5,190,717

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
Federal National Mortgage Assoc.(tt)
2.500%	TBA		75	73,244
3.000%	TBA		75	73,103
3.500%	TBA		110	109,981
4.000%	TBA		50	50,969
4.500%	TBA		45	46,597
5.000%	TBA		40	41,897
Government National Mortgage Assoc.(tt)
3.500%	TBA		110	110,735

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS

(continued)
3.500%	TBA	44	$44,272

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $655,568)			550,798

U.S. TREASURY OBLIGATIONS — 14.0%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/22	181	175,684
0.250%	01/15/25	185	176,864
0.375%	07/15/27	211	200,056
0.500%	01/15/28	176	168,273
0.625%	01/15/24	215	211,226
0.625%	02/15/43	76	66,505
0.750%	02/15/42	81	73,100
0.750%	02/15/45	59	52,801
1.000%	02/15/48	52	49,559
1.125%	01/15/21	52	51,781
U.S. Treasury Notes
2.250%	08/15/27	345	333,882
2.250%	11/15/27	506	488,784
2.750%	02/15/28	483	485,692
2.875%	05/15/28	470	477,012

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,015,535)			3,011,219

TOTAL LONG-TERM INVESTMENTS (cost $12,828,191)			12,154,801

	Shares	Value

SHORT-TERM INVESTMENTS — 48.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	9,028,358	$9,028,358
PGIM Institutional Money Market Fund (cost $1,328,848; includes $1,327,011 of cash collateral for securities on loan)(b)(w)	1,328,981	1,328,848

TOTAL SHORT-TERM INVESTMENTS (cost $10,357,206)		10,357,206

TOTAL INVESTMENTS — 104.9% (cost $23,185,397)		22,512,007
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (4.9)%		(1,041,758)

NET ASSETS — 100.0%		$21,470,249

See the Glossary for abbreviations used in the annual report.

**	Investment is an affiliate of the Subadvisor.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,303,956; cash collateral of $ 1,327,011 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $549,000 is 2.6% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	10 Year Euro-Bund.	Mar. 2019	$374,752	$3,941
5	10 Year Mini Japanese Government Bonds	Mar. 2019	696,273	4,653
2	10 Year U.K. Gilt	Mar. 2019	313,985	2,498
9	10 Year U.S. Treasury Notes	Mar. 2019	1,098,140	25,945
6	10 Year U.S. Ultra Treasury Notes	Mar. 2019	780,469	24,141
1	20 Year U.S. Treasury Bonds	Mar. 2019	146,000	6,898
3	Euro-BTP Italian Government Bond	Mar. 2019	439,350	20,074
1	Euro-OAT	Mar. 2019	172,779	424
25	Mini MSCI EAFE Index	Mar. 2019	2,145,000	(31,812)
17	Mini MSCI Emerging Markets Index	Mar. 2019	821,780	(5,737)
6	Russell 2000 E-Mini Index	Mar. 2019	404,700	(12,141)
35	S&P 500 E-Mini Index	Mar. 2019	4,384,099	(87,325)
3	TOPIX Index	Mar. 2019	408,786	(24,908)

				(73,349)

Short Positions:
1	5 Year Euro-Bobl	Mar. 2019	151,835	(642)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
4	10 Year Canadian Government Bonds	Mar. 2019	$400,733	$(12,428)
2	ASX SPI 200 Index	Mar. 2019	195,843	(704)
3	S&P/TSX 60 Index	Mar. 2019	376,780	1,860

				(11,914)

				$(85,263)

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	AUD	39	$27,850	$27,485	$—	$(365)
British Pound,
Expiring 01/25/19	HSBC Bank PLC	GBP	23	29,079	29,354	275	—
Expiring 01/25/19	Morgan Stanley & Co. International PLC	GBP	31	39,743	39,565	—	(178)
Expiring 01/25/19	Morgan Stanley & Co. International PLC	GBP	11	13,933	14,039	106	—
Canadian Dollar,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	CAD	7	5,223	5,130	—	(93)
Euro,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR	41	46,707	47,080	373	—
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR	3	3,429	3,445	16	—
Japanese Yen,
Expiring 01/25/19	HSBC Bank PLC	JPY	11,279	101,592	103,117	1,525	—
Swedish Krona,
Expiring 01/25/19	HSBC Bank PLC	SEK	1	112	113	1	—

				$267,668	$269,328	2,296	(636)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	AUD	219	$161,653	$154,336	$7,317	$—
Expiring 01/25/19	Morgan Stanley & Co. International PLC	AUD	81	59,789	57,083	2,706	—
British Pound,
Expiring 01/25/19	HSBC Bank PLC	GBP	969	1,237,402	1,237,178	224	—
Expiring 01/25/19	HSBC Bank PLC	GBP	312	398,016	397,944	72	—
Expiring 01/25/19	HSBC Bank PLC	GBP	116	148,203	148,176	27	—
Canadian Dollar,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	CAD	8	6,070	5,864	206	—
Expiring 01/25/19	Morgan Stanley & Co. International PLC	CAD	1	379	366	13	—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Danish Krone,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	DKK	256	$39,293	$39,378	$—	$(85)
Euro,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR	1,249	1,429,075	1,433,874	—	(4,799)
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR	1,017	1,164,249	1,168,159	—	(3,910)
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR	623	712,992	715,386	—	(2,394)
Expiring 01/25/19	Morgan Stanley & Co. International PLC	EUR	7	8,001	8,038	—	(37)
Japanese Yen,
Expiring 01/25/19	HSBC Bank PLC	JPY	68,890	613,193	629,822	—	(16,629)
Expiring 01/25/19	HSBC Bank PLC	JPY	67,617	601,861	618,182	—	(16,321)
Expiring 01/25/19	HSBC Bank PLC	JPY	29,505	262,626	269,748	—	(7,122)
Expiring 01/25/19	HSBC Bank PLC	JPY	986	8,822	9,015	—	(193)
Mexican Peso,
Expiring 01/25/19	HSBC Bank PLC	MXN	1,549	75,213	78,475	—	(3,262)
New Zealand Dollar,
Expiring 01/25/19	HSBC Bank PLC	NZD	1	695	672	23	—
Norwegian Krone,
Expiring 01/25/19	HSBC Bank PLC	NOK	41	4,853	4,747	106	—
Expiring 01/25/19	HSBC Bank PLC	NOK	1	118	115	3	—
Polish Zloty,
Expiring 01/25/19	HSBC Bank PLC	PLN	28	7,453	7,485	—	(32)
Singapore Dollar,
Expiring 01/25/19	HSBC Bank PLC	SGD	41	30,088	30,098	—	(10)
South African Rand,
Expiring 01/25/19	HSBC Bank PLC	ZAR	3,671	266,125	254,340	11,785	—
Expiring 01/25/19	Morgan Stanley & Co. International PLC	ZAR	97	6,805	6,721	84	—
Swedish Krona,
Expiring 01/25/19	HSBC Bank PLC	SEK	580	64,910	65,583	—	(673)
Expiring 01/25/19	HSBC Bank PLC	SEK	10	1,119	1,131	—	(12)
Swiss Franc,
Expiring 01/25/19	Morgan Stanley & Co. International PLC	CHF	191	192,943	194,785	—	(1,842)

				$7,501,946	$7,536,701	22,566	(57,321)

						$24,862	$(57,957)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.EM.30.V1	12/20/23	1.000%(Q)		1,371	2.063%	$(60,005)	$(63,842)	$(3,837)
CDX.NA.HY.31.V1	12/20/23	5.000%(Q)		1,540	4.494%	109,759	33,264	(76,495)
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)		1,289	0.877%	17,786	7,618	(10,168)
iTraxx.XO.30.V2	12/20/23	5.000%(Q)	EUR	641	3.549%	46,231	47,995	1,764

						$113,771	$25,035	$(88,736)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. International PLC	$327,920	$—
J.P. Morgan Securities LLC	488,967	—

Total	$816,887	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Exchange Traded Fund	$1,380,020	$—	$—
Unaffiliated Fund	2,022,047	—	—
Sovereign Bonds	—	5,190,717	—
U.S. Government Agency Obligations	—	550,798	—
U.S. Treasury Obligations	—	3,011,219	—
Affiliated Mutual Funds	10,357,206	—	—
Other Financial Instruments*
Futures Contracts	(85,263)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(33,095)	—
Centrally Cleared Credit Default Swap Agreements	—	(88,736)	$—

Total	$13,674,010	$8,630,903	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (6.2% represents investments purchased with collateral from securities on loan)	48.3%
Sovereign Bonds	24.2

U.S. Treasury Obligations	14.0%
Unaffiliated Fund	9.4
Unaffiliated Exchange Traded Fund	6.4
U.S. Government Agency Obligations	2.6

104.9
Liabilities in excess of other assets	(4.9)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$1,764	*	Due from/to broker — variation margin swaps	$90,500	*
Equity contracts	Due from/to broker — variation margin futures	1,860	*	Due from/to broker — variation margin futures	162,627	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	24,862		Unrealized depreciation on OTC forward foreign currency exchange contracts	57,957
Interest rate contracts	Due from/to broker — variation margin futures	88,574	*	Due from/to broker — variation margin futures	13,070	*

Total		$117,060			$324,154

*

Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$170,061
Equity contracts	(565,341)	—	—
Foreign exchange contracts	—	385,748	—
Interest rate contracts	(85,898)	—	—

Total	$(651,239)	$385,748	$170,061

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$(185,102)
Equity contracts	(302,496)	—	—
Foreign exchange contracts	—	24,446	—
Interest rate contracts	89,512	—	—

Total	$(212,984)	$24,446	$(185,102)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Credit Default Swap Agreements- Sell Protection(1)
$14,478,979	$892,330	$2,173,602	$9,161,894	$4,973,589

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,303,956	$(1,303,956)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
HSBC Bank PLC	$14,041	$(44,254)	$(30,213)	$—	$(30,213)
Morgan Stanley & Co. International PLC	10,821	(13,703)	(2,882)	—	(2,882)

	$24,862	$(57,957)	$(33,095)	$—	$(33,095)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $1,303,956:
Unaffiliated investments (cost $12,828,191)	$12,154,801
Affiliated investments (cost $10,357,206)	10,357,206
Foreign currency, at value (cost $22,023)	22,497
Deposit with broker for centrally cleared/exchange-traded derivatives	816,887
Due from broker-variation margin futures	40,320
Dividends and interest receivable	39,049
Unrealized appreciation on OTC forward foreign currency contracts	24,862
Due from broker-variation margin swaps	7,039
Tax reclaim receivable	334
Receivable for investments sold	261
Receivable from affiliate	4
Prepaid expenses	727

Total Assets	23,463,987

LIABILITIES:
Payable to broker for collateral for securities on loan	1,327,011
Payable for investments purchased	544,711
Unrealized depreciation on OTC forward foreign currency contracts	57,957
Accrued expenses and other liabilities	53,740
Management fees payable	7,199
Payable for Portfolio shares repurchased	1,539
Distribution fee payable	878
Affiliated transfer agent fee payable	369
Payable to affiliate	334

Total Liabilities	1,993,738

NET ASSETS	$21,470,249

Net assets were comprised of:
Partners Equity	$21,470,249

Net asset value and redemption price per share, $21,470,249 / 1,878,855 outstanding shares of beneficial interest	$11.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$279,807
Affiliated dividend income	196,033
Interest income (net) (foreign withholding tax $1,181, of which $264 is reimbursable by an affiliate)	151,153
Income from securities lending, net (including affiliated income of $3,309)	3,445

630,438

EXPENSES
Management fees	201,111
Distribution fee	53,487
Custodian and accounting fees	59,070
Audit fee	44,110
Legal fees and expenses	10,197
Trustees’ fees	9,631
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,652
Miscellaneous	13,346

Total expenses	403,591
Less: Fee waivers and/or expense reimbursement	(146,937)

Net expenses	256,654

NET INVESTMENT INCOME (LOSS)	373,784

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(47))	(12,685)
Futures transactions	(651,239)
Swap agreements transactions	170,061
Forward currency contracts transactions	385,748
Foreign currency transactions	(35,945)

(144,060)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $72)	(883,815)
Futures	(212,984)
Swap agreements	(185,102)
Forward currency contracts	24,446
Foreign currencies	(2,441)

(1,259,896)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(1,403,956)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,030,172)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$373,784	$116,094
Net realized gain (loss) on investment and foreign currency transactions	(144,060)	1,707,038
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,259,896)	442,632

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,030,172)	2,265,764

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [324,851 and 550,590 shares, respectively]	3,848,217	6,095,720
Portfolio share repurchased [141,066 and 131,591 shares, respectively]	(1,692,133)	(1,516,370)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	2,156,084	4,579,350

CAPITAL CONTRIBUTIONS	8,179	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,134,091	6,845,114
NET ASSETS:
Beginning of year	20,336,158	13,491,044

End of year	$21,470,249	$20,336,158

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 34.7%	Shares	Value
Aerospace & Defense — 0.7%
Boeing Co. (The)	230	$74,175

Airlines — 0.6%
Delta Air Lines, Inc.	1,400	69,860

Banks — 2.3%
Bank of America Corp.	2,840	69,978
BB&T Corp.	1,200	51,984
Citizens Financial Group, Inc.	2,260	67,190
JPMorgan Chase & Co.	670	65,405

		254,557

Beverages — 0.2%
Constellation Brands, Inc. (Class A Stock)	140	22,515

Biotechnology — 0.8%
Amgen, Inc.	430	83,708

Capital Markets — 0.6%
Morgan Stanley	1,720	68,198

Commercial Services & Supplies — 0.7%
Waste Management, Inc.	900	80,091

Communications Equipment — 0.6%
Cisco Systems, Inc.	1,660	71,928

Consumer Finance — 0.6%
American Express Co.	700	66,724

Containers & Packaging — 0.5%
Packaging Corp. of America	620	51,745

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	2,660	75,916

Electric Utilities — 0.6%
Exelon Corp.	1,380	62,238

Electronic Equipment, Instruments & Components — 1.3%
CDW Corp.	920	74,566
Zebra Technologies Corp. (Class A Stock)*	410	65,284

		139,850

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.	380	60,112
Prologis, Inc.	920	54,022

		114,134

Food & Staples Retailing — 1.3%
Sysco Corp.	1,160	72,686
Walmart, Inc.	780	72,657

		145,343

Food Products — 0.3%
Mondelez International, Inc. (Class A Stock)	750	30,023

Health Care Equipment & Supplies — 0.7%
Stryker Corp.	500	78,375

Health Care Providers & Services — 1.7%
CVS Health Corp.	520	34,070
UnitedHealth Group, Inc.	330	82,210
WellCare Health Plans, Inc.*	280	66,105

		182,385

Hotels, Restaurants & Leisure — 0.7%
Royal Caribbean Cruises Ltd.	800	78,231

COMMON STOCKS (continued)	Shares	Value
Household Durables — 0.7%
D.R. Horton, Inc.	2,140	$74,172

Household Products — 0.7%
Kimberly-Clark Corp.	660	75,200

Insurance — 0.5%
MetLife, Inc.	1,260	51,736

Interactive Media & Services — 1.4%
Alphabet, Inc. (Class A Stock)*	80	83,597
Facebook, Inc. (Class A Stock)*	550	72,100

		155,697

IT Services — 2.3%
Broadridge Financial Solutions, Inc.	580	55,825
Mastercard, Inc. (Class A Stock)	350	66,028
Sabre Corp.	2,940	63,622
Visa, Inc. (Class A Stock)	500	65,970

		251,445

Machinery — 0.6%
Caterpillar, Inc.	520	66,076

Media — 0.7%
Comcast Corp. (Class A Stock)	2,360	80,358

Metals & Mining — 0.5%
Steel Dynamics, Inc.	1,760	52,870

Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Starwood Property Trust, Inc.	3,180	62,678

Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	2,340	66,058

Oil, Gas & Consumable Fuels — 1.8%
Chevron Corp.	610	66,362
Exxon Mobil Corp.	700	47,733
Marathon Petroleum Corp.	760	44,848
ONEOK, Inc.(a)	840	45,318

		204,261

Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	1,350	70,173
Johnson & Johnson	620	80,011
Merck & Co., Inc.	200	15,282
Pfizer, Inc.	2,000	87,300

		252,766

Road & Rail — 0.6%
Norfolk Southern Corp.	480	71,779

Semiconductors & Semiconductor Equipment — 1.3%
Broadcom, Inc.	280	71,198
Intel Corp.	1,540	72,272

		143,470

Software — 0.7%
Microsoft Corp.	800	81,256

Specialty Retail — 1.4%
Best Buy Co., Inc.(a)	1,460	77,322
Home Depot, Inc. (The)	430	73,883

		151,205

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	520	82,025

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc.*	620	$75,398

Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc.*	1,160	73,788

TOTAL COMMON STOCKS (cost $3,546,145)		3,822,234

UNAFFILIATED EXCHANGE TRADED FUNDS — 17.8%
IndexIQ ETF Trust – IQ Hedge Multi-Strategy Tracker ETF	15,245	440,276
iShares MSCI EAFE ETF	12,115	712,120
Vanguard FTSE Developed Markets ETF(a)	21,655	803,401

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $2,086,309)		1,955,797

UNAFFILIATED FUNDS — 11.3%
AMG River Road Long-Short Fund	40,806	456,211
ASG Global Alternatives Fund	31,383	326,387
Touchstone Merger Arbitrage Fund	45,590	462,734

TOTAL UNAFFILIATED FUNDS (cost $1,304,459)		1,245,332

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 5.9%
Automobiles — 1.4%
Ally Auto Receivables Trust,
Series 2017-3, Class A3
1.740%	09/15/21	20	19,813
AmeriCredit Automobile Receivables Trust,
Series 2017-1, Class A3
1.870%	08/18/21	27	26,639
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	9	8,918
CarMax Auto Owner Trust,
Series 2016-2, Class B
2.160%	12/15/21	5	4,938
Ford Credit Auto Owner Trust,
Series 2018-1, Class A, 144A
3.190%	07/15/31	25	24,801
GM Financial Automobile Leasing Trust,
Series 2017-3, Class A4
2.120%	09/20/21	35	34,672
Nissan Auto Lease Trust,
Series 2017-A, Class A3
1.910%	04/15/20	30	29,850

			149,631

Consumer Loans — 0.2%
PFS Financing Corp.,
Series 2017-AA, Class A, 1 Month LIBOR + 0.580%, 144A
3.035%(c)	03/15/21	25	24,998

Credit Cards — 0.6%
Synchrony Credit Card Master Note Trust,
Series 2016-1, Class A
2.040%	03/15/22	15	14,970

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (continued)
World Financial Network Credit Card Master Trust,
Series 2012-D, CLass A
2.150%	04/17/23	50	$49,787

			64,757

Equipment — 0.7%
CLI Funding VI LLC,
Series 2017-1A, Class A, 144A
3.620%	05/18/42	8	8,244
CNH Equipment Trust,
Series 2015-C, Class A3
1.660%	11/16/20	3	2,770
Series 2016-B, Class B
2.200%	10/15/23	15	14,854
John Deere Owner Trust,
Series 2018-B, Class A3
3.080%	11/15/22	25	25,122
MMAF Equipment Finance LLC,
Series 2016-AA, Class A3, 144A
1.480%	06/15/20	14	13,862
TRIP Rail Master Funding LLC,
Series 2011-1A, Class A2, 144A
6.024%	07/15/41	15	15,793

			80,645

Other — 1.1%
Coinstar Funding LLC,
Series 2017-1A, Class A2, 144A
5.216%	04/25/47	15	14,938
Domino’s Pizza Master Issuer LLC,
Series 2015-1A, Class A2II, 144A
4.474%	10/25/45	24	24,601
Element Rail Leasing II LLC (Canada),
Series 2015-1A, Class A2, 144A
3.585%	02/19/45	15	15,030
NYCTL Trust,
Series 2017-A, Class A, 144A
1.870%	11/10/30	6	5,758
Sonic Capital LLC,
Series 2016-1A, Class A2, 144A
4.472%	05/20/46	38	38,053
Verizon Owner Trust,
Series 2018-A, Class C
3.550%	04/20/23	25	25,242

			123,622

Small Business Loan — 1.9%
SBA Small Business Investment Cos,
Series 2015-10B, Class 1
2.829%	09/10/25	40	39,893
Series 2017-10A, Class 1
2.845%	03/10/27	19	18,896
Series 2017-10B, Class 1
2.518%	09/10/27	20	19,422
United States Small Business Administration,
Series 2010-20I, Class 1
3.210%	09/01/30	16	15,900
Series 2012-20C, Class 1
2.510%	03/01/32	28	27,952

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Small Business Loan (continued)
Series 2014-20L, Class 1
2.700%	12/01/34	26	$25,488
Series 2018-20E, Class 1
3.500%	05/01/38	24	24,804
Series 2018-20G, Class 1
3.540%	07/01/38	30	30,533

			202,888

TOTAL ASSET-BACKED SECURITIES (cost $646,629)			646,541

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.4%
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	15	15,525
COMM Mortgage Trust,
Series 2012-CR1, Class B
4.612%	05/15/45	15	15,350
DBCCRE Mortgage Trust,
Series 2014-ARCP, Class C, 144A
4.935%(cc)	01/10/34	15	15,099
FREMF Mortgage Trust,
Series 2010-K7, Class B, 144A
5.501%(cc)	04/25/20	35	35,903
Government National Mortgage Association,
Series 2011-10, Class AC
3.565%(cc)	11/16/44	24	23,864
Series 2011-142, Class A
2.337%	10/16/40	9	8,467
Series 2011-42, Class B
3.623%(cc)	07/16/47	10	9,603
Series 2014-124, Class AC
2.154%	05/16/54	18	17,224
Series 2014-130, Class DA
2.400%	12/16/44	25	24,247
Series 2014-40, Class AC
2.400%(cc)	11/16/41	13	13,089
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class AS
3.914%(cc)	11/15/47	30	29,987
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class AS
4.117%	05/15/45	20	20,292
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4
2.858%	11/15/45	13	13,148
Series 2013-C11, Class A4
4.137%(cc)	08/15/46	30	31,254
Morgan Stanley Capital I Trust,
Series 2018-BOP, Class A, 1 Month LIBOR + 0.850%, 144A
3.305%(c)	08/15/33	20	19,742
Motel 6 Trust,
Series 2017-MTL6, Class B, 1 Month LIBOR + 1.190%, 144A
3.645%(c)	08/15/34	19	18,798
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3.580%	02/15/48		30	$29,320
WFRBS Commercial Mortgage Trust,
Series 2013-C15, Class A4
4.153%(cc)	08/15/46		20	20,717
Series 2014-C19, Class B
4.723%(cc)	03/15/47		15	15,495

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $384,288)				377,124

CORPORATE BONDS — 12.2%
Aerospace & Defense — 0.2%
Harris Corp.,
Sr. Unsec’d. Notes
3.832%	04/27/25		20	19,618

Banks — 2.3%
Bank of America Corp.,
Jr. Sub. Notes
6.500%(ff)	—	(rr)	10	10,124
Sr. Unsec’d. Notes, MTN
4.100%	07/24/23		5	5,068
Bank One Michigan,
Sub. Notes
8.250%	11/01/24		25	29,989
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22		10	10,363
BPCE SA (France),
Gtd. Notes, MTN, 3 Month LIBOR + 1.220%, 144A
3.897%(c)	05/22/22		10	9,961
Citigroup, Inc.,
Sr. Unsec’d. Notes
7.875%	05/15/25		15	17,910
Compass Bank,
Sr. Unsec’d. Notes
2.875%	06/29/22		20	19,164
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.950%	11/09/22		20	19,935
Jr. Sub. Notes, 144A
11.000%(ff)	—	(rr)	10	10,325
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
6.250%	02/01/41		10	11,406
HSBC Holdings PLC (United Kingdom),
Sub. Notes
4.250%	03/14/24		15	14,886
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
6.375%	01/21/21		20	21,124
Manufacturers & Traders Trust Co.,
Sub. Notes, 3 Month LIBOR + 0.640%
3.378%(c)	12/01/21		20	19,803
Morgan Stanley,
Sub. Notes, MTN
5.000%	11/24/25		15	15,295
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
3.700%	10/05/23		20	$20,080
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(ff)	—	(rr)	20	19,055

				254,488

Building Materials — 0.6%
Johnson Controls International plc,
Sr. Unsec’d. Notes
6.000%	01/15/36		15	16,757
Masco Corp.,
Sr. Unsec’d. Notes
7.750%	08/01/29		10	11,916
USG Corp.,
Gtd. Notes, 144A
5.500%	03/01/25		15	15,113
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47		20	16,966

				60,752

Chemicals — 0.4%
Airgas, Inc. (France),
Gtd. Notes
3.650%	07/15/24		20	20,150
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.875%	04/01/23		15	17,158

				37,308

Commercial Services — 0.1%
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25		15	14,138

Diversified Financial Services — 1.6%
Abay Leasing LLC,
Gov’t. Gtd. Notes
2.654%	11/09/26		33	33,157
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.650%	07/21/27		20	17,383
Ahold Lease Pass-Through Trust (Netherlands),
Pass-Through Certificates
8.620%	01/02/25		13	14,994
Export Leasing LLC,
Gov’t. Gtd. Notes
1.859%	08/28/21		27	26,768
FMR LLC,
Sr. Unsec’d. Notes, 144A
5.350%	11/15/21		10	10,510
Gate Capital Cayman Two Ltd. (Cayman Islands),
Gov’t. Gtd. Notes
3.550%	06/11/21		25	25,342
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
3.400%	02/07/28		10	9,854
Penta Aircraft Leasing LLC,
Gov’t. Gtd. Notes
2.646%	11/25/25		21	21,413

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Tagua Leasing LLC,
Gov’t. Gtd. Notes
1.900%	07/12/24	15	$14,871

			174,292

Electric — 0.1%
Florida Power & Light Co.,
First Mortgage
5.400%	09/01/35	10	11,315

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	15	13,988

Foods — 0.4%
Kraft Heinz Foods Co.,
Sec’d. Notes, 144A
4.875%	02/15/25	10	10,042
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26	15	13,649
Smithfield Foods, Inc.,
Gtd. Notes, 144A
4.250%	02/01/27	20	18,644

			42,335

Healthcare-Services — 0.4%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24	15	14,613
Johns Hopkins Health System Corp. (The),
Unsec’d. Notes
3.837%	05/15/46	15	14,486
Northwell Healthcare, Inc.,
Sec’d. Notes
4.260%	11/01/47	20	19,008

			48,107

Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25	15	14,063

Insurance — 1.4%
Manulife Financial Corp. (Canada),
Sub. Notes
4.061%(ff)	02/24/32	20	18,860
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
7.625%	11/15/23	15	17,036
New England Mutual Life Insurance Co.,
Sub. Notes, 144A
7.875%	02/15/24	25	29,482
New York Life Insurance Co.,
Sub. Notes, 144A
5.875%	05/15/33	10	11,976
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	20	24,316
Old Republic International Corp.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
4.875%	10/01/24		20	$20,789
Validus Holdings Ltd.,
Gtd. Notes
8.875%	01/26/40		10	14,481
XLIT Ltd. (Bermuda),
Gtd. Notes
6.250%	05/15/27		15	17,173

				154,113

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.484%	10/23/45		15	15,419
Comcast Corp.,
Gtd. Notes
5.650%	06/15/35		5	5,481
6.950%	08/15/37		10	12,297
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24		25	23,374

				56,571

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.,
Sr. Unsec’d. Notes
4.200%	06/15/35		20	19,733

Miscellaneous Manufacturing — 0.4%
General Electric Co.,
Jr. Sub. Notes
5.000%(ff)	—	(rr)	24	18,359
ITT LLC,
Sr. Unsec’d. Notes
7.400%	11/15/25		25	29,495

				47,854

Oil & Gas — 0.7%
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26		15	14,474
Petroleos Mexicanos (Mexico),
Gov’t. Gtd. Notes
2.460%	12/15/25		21	20,782
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22		15	13,425
Reliance Industries Ltd. (India),
Gov’t. Gtd. Notes
1.870%	01/15/26		16	15,285
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
5.500%	02/15/26		15	14,213

				78,179

Pharmaceuticals — 0.3%
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.875%	06/25/48		20	17,975
CVS Pass-Through Trust,

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Pass-Through Certificates
6.036%	12/10/28	15	$16,305

			34,280

Pipelines — 0.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
4.250%	12/01/27	5	4,720
5.250%	01/15/25	10	10,180
Energy Transfer Operating LP,
Gtd. Notes
4.750%	01/15/26	15	14,575
Sunoco Logistics Partners Operations LP,
Gtd. Notes
3.900%	07/15/26	5	4,618

			34,093

Real Estate Investment Trusts (REITs) — 0.3%
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23	15	13,499
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25	15	14,359

			27,858

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24	15	13,799
Macy’s Retail Holdings, Inc.,
Gtd. Notes
8.500%	06/01/19	10	10,190
Walmart, Inc.,
Sr. Unsec’d. Notes
3.950%	06/28/38	5	4,954

			28,943

Semiconductors — 0.1%
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.950%	06/01/24	10	9,545

Software — 0.1%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.950%	09/01/20	15	15,150

Telecommunications — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.250%	03/01/37	20	19,645
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25	15	14,063
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	10	10,184
T-Mobile USA, Inc.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
4.750%	02/01/28	20	$18,099
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.400%	11/01/34	20	19,276

			81,267

Transportation — 0.6%
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust,
Pass-Through Certificates
5.629%	04/01/24	17	18,413
Crowley Conro LLC,
Gov’t. Gtd. Notes
4.181%	08/15/43	25	25,994
Union Pacific Railroad Co. Pass-Through Trust,
Pass-Through Certificates
3.227%	05/14/26	22	21,170

			65,577

TOTAL CORPORATE BONDS (cost $1,394,325)			1,343,567

MUNICIPAL BONDS — 1.6%
California — 0.7%
Oakland Unified School District/Alameda County,
General Obligation Unlimited
9.500%	08/01/34	15	15,571
Palomar Community College District,
General Obligation Unlimited
7.194%	08/01/45	10	10,651
State of California,
General Obligation Unlimited
6.875%	11/01/26	10	12,621
7.950%	03/01/36	30	31,673

			70,516

Illinois — 0.1%
Chicago Transit Authority,
Revenue Bonds
5.470%	12/01/23	10	10,770

Indiana — 0.1%
Indiana Finance Authority,
Revenue Bonds
2.916%	07/01/28	15	14,429

Kansas — 0.2%
Kansas Development Finance Authority,
Revenue Bonds
4.727%	04/15/37	20	21,280

New York — 0.3%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
3.040%	08/01/24	35	34,658

Texas — 0.2%
City of Fort Worth TX,
Revenue Bonds
4.088%	03/01/37	20	20,119

TOTAL MUNICIPAL BONDS (cost $171,673)			171,772

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Freddie Mac REMICS,
Series 3994, Class AE
1.625%	02/15/22	11	$11,152
Series 4413, Class HC
3.000%	03/15/40	24	24,140

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $35,758)			35,292

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.7%
Federal Home Loan Mortgage Corp.
3.500%	08/01/34	18	18,405
3.500%	05/01/46	35	35,221
4.000%	05/01/44	19	19,582
4.000%	06/01/45	25	25,789
4.000%	01/01/46	28	28,336
4.000%	02/01/46	29	29,264
4.000%	09/01/46	36	36,533
Federal National Mortgage Assoc.
3.000%	07/01/43	12	11,694
3.500%	06/01/45	14	13,957
4.000%	04/01/39	17	17,831
4.000%	02/01/45	15	15,527
4.000%	06/01/45	20	20,922
4.000%	03/01/46	26	26,228
4.000%	03/01/46	23	23,116
4.000%	08/01/47	31	31,399
4.500%	08/01/40	10	10,817
4.500%	04/01/41	10	10,657
United States Department of Transportation, Sec’d. Notes, 144A
6.001%	12/07/31	25	26,852

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $405,447)			402,130

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds
3.125%	08/15/44	275	280,726
4.500%	02/15/36	22	27,117
5.250%	11/15/28	92	112,053
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	32	31,124
0.750%	02/15/42	22	20,306
2.375%	01/15/25	34	36,262
U.S. Treasury Notes
1.125%	05/31/19	110	109,381
1.250%	01/31/20	20	19,711
2.625%	08/15/20	133	133,187

TOTAL U.S. TREASURY OBLIGATIONS (cost $773,721)			769,867

TOTAL LONG-TERM INVESTMENTS (cost $10,748,754)			10,769,656

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 12.2%	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	467,846	$467,846
PGIM Institutional Money Market Fund (cost $876,698; includes $874,441 of cash collateral for securities on loan)(b)(w)	876,752	876,664

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,344,544)		1,344,510

TOTAL INVESTMENTS — 110.1% (cost $12,093,298)		12,114,166
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.1)%		(1,113,886)

NET ASSETS — 100.0%		$11,000,280

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $856,472; cash collateral of $874,441 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,822,234	$—	$—
Unaffiliated Exchange Traded Funds	1,955,797	—	—
Unaffiliated Funds	1,245,332	—	—
Asset-Backed Securities
Automobiles	—	149,631	—
Consumer Loans	—	24,998	—
Credit Cards	—	64,757	—
Equipment	—	80,645	—
Other	—	123,622	—
Small Business Loan	—	202,888	—
Commercial Mortgage-Backed Securities	—	377,124	—
Corporate Bonds	—	1,343,567	—
Municipal Bonds	—	171,772	—
Residential Mortgage-Backed Securities	—	35,292	—
U.S. Government Agency Obligations	—	402,130	—
U.S. Treasury Obligations	—	769,867	—
Affiliated Mutual Funds	1,344,510	—	—

Total	$8,367,873	$3,746,293	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	17.8%
Affiliated Mutual Funds (7.9% represents investments purchased with collateral from securities on loan)	12.2
Unaffiliated Funds	11.3
U.S. Treasury Obligations	7.0

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry table (con’t)
Banks	4.6%
U.S. Government Agency Obligations	3.7
Commercial Mortgage-Backed Securities	3.4
Pharmaceuticals	2.6
IT Services	2.3
Insurance	1.9
Small Business Loan	1.9
Oil, Gas & Consumable Fuels	1.8
Health Care Providers & Services	1.7
Diversified Financial Services	1.6
Municipal Bonds	1.6
Interactive Media & Services	1.4
Specialty Retail	1.4
Automobiles	1.4
Food & Staples Retailing	1.3
Semiconductors & Semiconductor Equipment	1.3
Electronic Equipment, Instruments & Components	1.3
Media	1.2
Other	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Aerospace & Defense	0.9
Software	0.8
Biotechnology	0.8
Technology Hardware, Storage & Peripherals	0.7
Telecommunications	0.7
Equipment	0.7
Commercial Services & Supplies	0.7
Health Care Equipment & Supplies	0.7
Hotels, Restaurants & Leisure	0.7
Oil & Gas	0.7
Diversified Telecommunication Services	0.7
Textiles, Apparel & Luxury Goods	0.7
Household Products	0.7
Household Durables	0.7
Wireless Telecommunication Services	0.7
Communications Equipment	0.6

Road & Rail	0.6%
Airlines	0.6
Capital Markets	0.6
Consumer Finance	0.6
Machinery	0.6
Multi-Utilities	0.6
Transportation	0.6
Credit Cards	0.6
Mortgage Real Estate Investment Trusts (REITs)	0.6
Electric Utilities	0.6
Building Materials	0.6
Metals & Mining	0.5
Containers & Packaging	0.5
Healthcare-Services	0.4
Miscellaneous Manufacturing	0.4
Foods	0.4
Chemicals	0.4
Residential Mortgage-Backed Securities	0.3
Pipelines	0.3
Food Products	0.3
Retail	0.3
Real Estate Investment Trusts (REITs)	0.3
Consumer Loans	0.2
Beverages	0.2
Metal Fabricate/Hardware	0.2
Commercial Services	0.1
Home Builders	0.1
Food Service	0.1
Electric	0.1
Semiconductors	0.1

110.1
Liabilities in excess of other assets	(10.1)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$856,472	$(856,472)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $856,472:
Unaffiliated investments (cost $10,748,754)	$10,769,656
Affiliated investments (cost $1,344,544)	1,344,510
Receivable for investments sold	65,324
Dividends and interest receivable	49,062
Receivable for Portfolio shares sold	2,568
Prepaid expenses	727

Total Assets	12,231,847

LIABILITIES:
Payable to broker for collateral for securities on loan	874,441
Payable for investments purchased	291,167
Accrued expenses and other liabilities	64,945
Distribution fee payable	448
Affiliated transfer agent fee payable	369
Management fees payable	197

Total Liabilities	1,231,567

NET ASSETS	$11,000,280

Net assets were comprised of:
Partners Equity	$11,000,280

Net asset value and redemption price per share, $11,000,280 / 1,021,771 outstanding shares of beneficial interest	$10.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$154,925
Interest income	122,143
Affiliated dividend income	5,479
Income from securities lending, net (including affiliated income of $1,716)	2,519

285,066

EXPENSES
Management fees	82,770
Distribution fee	27,963
Custodian and accounting fees	108,477
Audit fee	33,200
Legal fees and expenses	10,189
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,317
Miscellaneous	12,504

Total expenses	297,007
Less: Fee waivers and/or expense reimbursement	(177,326)

Net expenses	119,681

NET INVESTMENT INCOME (LOSS)	165,385

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(51))	68,430
Net capital gain distribution received	27,340

95,770

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(34))	(1,015,637)
Foreign currencies	1

(1,015,636)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(919,866)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(754,481)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$165,385	$119,770
Net realized gain (loss) on investment transactions	95,770	91,234
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,015,636)	930,620

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(754,481)	1,141,624

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [164,005 and 282,033 shares, respectively]	1,880,526	3,022,302
Portfolio share repurchased [39,154 and 43,936 shares, respectively]	(450,295)	(470,823)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	1,430,231	2,551,479

CAPITAL CONTRIBUTIONS	43	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	675,793	3,693,103
NET ASSETS:
Beginning of year	10,324,487	6,631,384

End of year	$11,000,280	$10,324,487

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 67.2%

	Shares	Value
UNAFFILIATED FUND — 9.1%
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (cost $820,648)	820,648	$820,648

Interest Rate	Maturity Date		Principal Amount (000)#

FOREIGN TREASURY OBLIGATIONS(n) — 8.6%
Canadian Treasury Bills (Canada)
1.710%	02/21/19	(h)	CAD	128	93,542
1.725%	02/07/19	(h)	CAD	322	235,464
United Kingdom Treasury Bills (United Kingdom)
0.741%	04/15/19	(h)	GBP	350	445,194

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $801,243)					774,200

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) — 49.5%
U.S. Treasury Bills
2.201%	01/31/19	(h)	725	$723,662
2.236%	02/28/19	(h)	725	722,266
2.345%	03/28/19	(h)	1,250	1,243,002
2.453%	04/25/19	(h)	1,800	1,786,405

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,475,075)				4,475,335

TOTAL INVESTMENTS — 67.2% (cost $6,096,966)				6,070,183
Other assets in excess of liabilities(z) — 32.8%				2,965,872

NET ASSETS — 100.0%				$9,036,055

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/20/19	Barclays Bank PLC	AUD	4,010	$2,902,115	$2,828,118	$—	$(73,997)
Expiring 03/20/19	Barclays Bank PLC	AUD	1,248	902,329	880,302	—	(22,027)
Expiring 03/20/19	Barclays Bank PLC	AUD	955	690,049	673,477	—	(16,572)
Expiring 03/20/19	Barclays Bank PLC	AUD	801	570,798	565,199	—	(5,599)
Expiring 03/20/19	Barclays Bank PLC	AUD	768	546,472	541,320	—	(5,152)
Expiring 03/20/19	Barclays Bank PLC	AUD	444	324,460	313,264	—	(11,196)
Expiring 03/20/19	Barclays Bank PLC	AUD	417	299,540	293,964	—	(5,576)
Expiring 03/20/19	Barclays Bank PLC	AUD	309	222,904	218,247	—	(4,657)
Expiring 03/20/19	Barclays Bank PLC	AUD	206	148,268	145,458	—	(2,810)
Expiring 03/20/19	Barclays Bank PLC	AUD	172	121,293	121,050	—	(243)
Expiring 03/20/19	Barclays Bank PLC	AUD	119	86,488	84,197	—	(2,291)
Expiring 03/20/19	Barclays Bank PLC	AUD	117	82,513	82,406	—	(107)
Expiring 03/20/19	Barclays Bank PLC	AUD	80	56,324	56,206	—	(118)
Expiring 03/20/19	Barclays Bank PLC	AUD	60	42,203	42,150	—	(53)
British Pound,
Expiring 03/20/19	Barclays Bank PLC	GBP	787	987,771	1,007,183	19,412	—
Expiring 03/20/19	Barclays Bank PLC	GBP	339	430,336	433,282	2,946	—
Expiring 03/20/19	Barclays Bank PLC	GBP	324	413,804	414,093	289	—
Expiring 03/20/19	Barclays Bank PLC	GBP	271	343,193	346,182	2,989	—
Expiring 03/20/19	Barclays Bank PLC	GBP	186	237,460	237,721	261	—
Expiring 03/20/19	Barclays Bank PLC	GBP	130	165,458	166,458	1,000	—
Expiring 03/20/19	Barclays Bank PLC	GBP	115	145,944	146,714	770	—
Expiring 03/20/19	Barclays Bank PLC	GBP	103	130,860	132,353	1,493	—
Expiring 03/20/19	Barclays Bank PLC	GBP	96	121,065	122,281	1,216	—
Expiring 03/20/19	Barclays Bank PLC	GBP	94	120,050	120,215	165	—
Expiring 03/20/19	Barclays Bank PLC	GBP	90	114,663	114,527	—	(136)
Expiring 03/20/19	Barclays Bank PLC	GBP	27	34,568	34,444	—	(124)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
British Pound (continued):
Expiring 03/20/19	Barclays Bank PLC	GBP	27	$34,066	$34,260	$194	$—
Expiring 03/20/19	Barclays Bank PLC	GBP	4	4,441	4,466	25	—
Canadian Dollar,
Expiring 03/20/19	Barclays Bank PLC	CAD	2,369	1,787,449	1,738,546	—	(48,903)
Expiring 03/20/19	Barclays Bank PLC	CAD	618	462,352	453,799	—	(8,553)
Expiring 03/20/19	Barclays Bank PLC	CAD	529	392,836	388,532	—	(4,304)
Expiring 03/20/19	Barclays Bank PLC	CAD	187	139,739	136,984	—	(2,755)
Expiring 03/20/19	Barclays Bank PLC	CAD	71	52,340	52,086	—	(254)
Expiring 03/20/19	Barclays Bank PLC	CAD	32	23,422	23,398	—	(24)
Expiring 03/20/19	Barclays Bank PLC	CAD	13	9,637	9,625	—	(12)
Euro,
Expiring 03/20/19	Barclays Bank PLC	EUR	9,025	10,305,125	10,409,927	104,802	—
Expiring 03/20/19	Barclays Bank PLC	EUR	117	134,401	135,034	633	—
Expiring 03/20/19	Barclays Bank PLC	EUR	13	14,549	14,626	77	—
Expiring 03/20/19	Barclays Bank PLC	EUR	2	2,181	2,204	23	—
Japanese Yen,
Expiring 03/20/19	Barclays Bank PLC	JPY	916,329	8,182,701	8,414,465	231,764	—
Expiring 03/20/19	Barclays Bank PLC	JPY	85,352	761,725	783,767	22,042	—
Expiring 03/20/19	Barclays Bank PLC	JPY	17,535	157,015	161,024	4,009	—
Expiring 03/20/19	Barclays Bank PLC	JPY	13,990	124,898	128,467	3,569	—
New Zealand Dollar,
Expiring 03/20/19	Barclays Bank PLC	NZD	8,544	5,882,949	5,742,840	—	(140,109)
Expiring 03/20/19	Barclays Bank PLC	NZD	831	576,457	558,804	—	(17,653)
Expiring 03/20/19	Barclays Bank PLC	NZD	486	334,650	326,659	—	(7,991)
Expiring 03/20/19	Barclays Bank PLC	NZD	151	104,284	101,775	—	(2,509)
Expiring 03/20/19	Barclays Bank PLC	NZD	136	93,906	91,682	—	(2,224)
Expiring 03/20/19	Barclays Bank PLC	NZD	104	71,444	69,834	—	(1,610)
Expiring 03/20/19	Barclays Bank PLC	NZD	51	34,446	33,971	—	(475)
Expiring 03/20/19	Barclays Bank PLC	NZD	28	19,359	18,912	—	(447)
Expiring 03/20/19	Barclays Bank PLC	NZD	17	11,829	11,554	—	(275)
Expiring 03/20/19	Barclays Bank PLC	NZD	7	5,095	4,963	—	(132)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NZD	2,983	2,053,836	2,004,769	—	(49,067)
Norwegian Krone,
Expiring 03/20/19	Barclays Bank PLC	NOK	8,307	958,528	964,113	5,585	—
Expiring 03/20/19	Barclays Bank PLC	NOK	4,277	495,482	496,341	859	—
Expiring 03/20/19	Barclays Bank PLC	NOK	3,705	434,842	430,019	—	(4,823)
Expiring 03/20/19	Barclays Bank PLC	NOK	2,579	303,242	299,323	—	(3,919)
Expiring 03/20/19	Barclays Bank PLC	NOK	2,497	288,750	289,775	1,025	—
Expiring 03/20/19	Barclays Bank PLC	NOK	1,332	155,436	154,639	—	(797)
Expiring 03/20/19	Barclays Bank PLC	NOK	958	112,066	111,183	—	(883)
Expiring 03/20/19	Barclays Bank PLC	NOK	939	108,881	108,923	42	—
Expiring 03/20/19	Barclays Bank PLC	NOK	801	93,717	93,000	—	(717)
Expiring 03/20/19	Barclays Bank PLC	NOK	434	51,563	50,419	—	(1,144)
Expiring 03/20/19	Barclays Bank PLC	NOK	334	38,270	38,728	458	—
Expiring 03/20/19	Barclays Bank PLC	NOK	198	22,731	23,020	289	—
Singapore Dollar,
Expiring 03/20/19	Barclays Bank PLC	SGD	752	550,586	552,793	2,207	—
Expiring 03/20/19	Barclays Bank PLC	SGD	552	403,932	405,916	1,984	—
Expiring 03/20/19	Barclays Bank PLC	SGD	515	376,739	378,768	2,029	—
Expiring 03/20/19	Barclays Bank PLC	SGD	497	363,461	365,006	1,545	—
Expiring 03/20/19	Barclays Bank PLC	SGD	245	179,489	180,212	723	—

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar (continued),
Expiring 03/20/19	Barclays Bank PLC	SGD	207		$151,790	$152,148	$358	$—
Expiring 03/20/19	Barclays Bank PLC	SGD	170		124,265	125,164	899	—
Expiring 03/20/19	Barclays Bank PLC	SGD	116		85,002	85,394	392	—
Expiring 03/20/19	Barclays Bank PLC	SGD	70		51,392	51,379	—	(13)
Expiring 03/20/19	Barclays Bank PLC	SGD	35		25,414	25,598	184	—
Swedish Krona,
Expiring 03/20/19	Barclays Bank PLC	SEK	11,807		1,312,913	1,340,683	27,770	—
Expiring 03/20/19	Barclays Bank PLC	SEK	5,527		618,122	627,625	9,503	—
Expiring 03/20/19	Barclays Bank PLC	SEK	4,390		490,096	498,476	8,380	—
Expiring 03/20/19	Barclays Bank PLC	SEK	4,068		452,507	461,941	9,434	—
Expiring 03/20/19	Barclays Bank PLC	SEK	3,807		426,271	432,235	5,964	—
Expiring 03/20/19	Barclays Bank PLC	SEK	3,370		374,313	382,681	8,368	—
Expiring 03/20/19	Barclays Bank PLC	SEK	2,443		271,778	277,386	5,608	—
Expiring 03/20/19	Barclays Bank PLC	SEK	2,374		264,184	269,525	5,341	—
Expiring 03/20/19	Barclays Bank PLC	SEK	1,705		190,029	193,645	3,616	—
Expiring 03/20/19	Barclays Bank PLC	SEK	1,683		188,927	191,114	2,187	—
Expiring 03/20/19	Barclays Bank PLC	SEK	946		105,175	107,400	2,225	—
Expiring 03/20/19	Barclays Bank PLC	SEK	906		100,692	102,867	2,175	—
Expiring 03/20/19	Barclays Bank PLC	SEK	832		93,227	94,423	1,196	—
Expiring 03/20/19	Barclays Bank PLC	SEK	374		41,610	42,452	842	—
Expiring 03/20/19	Barclays Bank PLC	SEK	321		35,957	36,428	471	—
Expiring 03/20/19	Barclays Bank PLC	SEK	219		24,591	24,840	249	—

					$52,384,030	$52,443,366	509,587	(450,251)

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/20/19	Barclays Bank PLC	AUD	168		$121,035	$118,300	$2,735	$—
Expiring 03/20/19	Barclays Bank PLC	AUD	157		113,319	110,919	2,400	—
Expiring 03/20/19	Barclays Bank PLC	AUD	106		76,712	75,032	1,680	—
Expiring 03/20/19	Barclays Bank PLC	AUD	61		43,946	42,763	1,183	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	AUD	10,784		7,879,134	7,605,632	273,502	—
British Pound,
Expiring 03/20/19	Barclays Bank PLC	GBP	711		912,328	910,198	2,130	—
Expiring 03/20/19	Barclays Bank PLC	GBP	136		172,938	173,763	—	(825)
Expiring 03/20/19	Barclays Bank PLC	GBP	11		14,009	14,104	—	(95)
Expiring 03/20/19	Barclays Bank PLC	GBP	—	(r)	159	160	—	(1)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	GBP	2,221		2,856,479	2,842,261	14,218	—
Canadian Dollar,
Expiring 03/20/19	Barclays Bank PLC	CAD	1,308		985,125	959,775	25,350	—
Expiring 03/20/19	Barclays Bank PLC	CAD	1,093		816,974	801,833	15,141	—
Expiring 03/20/19	Barclays Bank PLC	CAD	724		541,727	531,343	10,384	—
Expiring 03/20/19	Barclays Bank PLC	CAD	657		491,944	482,001	9,943	—
Expiring 03/20/19	Barclays Bank PLC	CAD	505		375,360	370,189	5,171	—
Expiring 03/20/19	Barclays Bank PLC	CAD	467		349,610	342,597	7,013	—
Expiring 03/20/19	Barclays Bank PLC	CAD	370		278,995	271,489	7,506	—
Expiring 03/20/19	Barclays Bank PLC	CAD	301		225,529	220,526	5,003	—
Expiring 03/20/19	Barclays Bank PLC	CAD	164		121,964	120,400	1,564	—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/20/19	Barclays Bank PLC	CAD	138	$101,418	$101,071	$347	$—
Expiring 03/20/19	Barclays Bank PLC	CAD	44	32,628	32,047	581	—
Expiring 03/20/19	Morgan Stanley Capital Services LLC	CAD	128	95,624	93,916	1,708	—
Euro,
Expiring 03/20/19	Barclays Bank PLC	EUR	676	778,030	779,226	—	(1,196)
Expiring 03/20/19	Barclays Bank PLC	EUR	425	490,372	489,824	548	—
Expiring 03/20/19	Barclays Bank PLC	EUR	235	270,297	271,293	—	(996)
Expiring 03/20/19	Barclays Bank PLC	EUR	213	245,151	245,566	—	(415)
Expiring 03/20/19	Barclays Bank PLC	EUR	56	64,958	65,036	—	(78)
Expiring 03/20/19	Barclays Bank PLC	EUR	51	58,735	59,023	—	(288)
Expiring 03/20/19	Barclays Bank PLC	EUR	34	38,975	39,140	—	(165)
Expiring 03/20/19	Barclays Bank PLC	EUR	25	28,448	28,459	—	(11)
Expiring 03/20/19	Barclays Bank PLC	EUR	24	27,739	27,988	—	(249)
Expiring 03/20/19	Barclays Bank PLC	EUR	24	27,255	27,506	—	(251)
Expiring 03/20/19	Barclays Bank PLC	EUR	17	19,787	19,945	—	(158)
Expiring 03/20/19	Barclays Bank PLC	EUR	12	13,843	13,988	—	(145)
Expiring 03/20/19	Barclays Bank PLC	EUR	7	8,202	8,262	—	(60)
Expiring 03/20/19	Barclays Bank PLC	EUR	6	6,766	6,803	—	(37)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	EUR	1,426	1,638,192	1,644,704	—	(6,512)
Japanese Yen,
Expiring 03/20/19	Barclays Bank PLC	JPY	124,462	1,116,001	1,142,905	—	(26,904)
Expiring 03/20/19	Barclays Bank PLC	JPY	49,725	443,474	456,612	—	(13,138)
Expiring 03/20/19	Barclays Bank PLC	JPY	35,232	315,635	323,532	—	(7,897)
Expiring 03/20/19	Barclays Bank PLC	JPY	31,452	283,216	288,814	—	(5,598)
Expiring 03/20/19	Barclays Bank PLC	JPY	19,269	171,001	176,942	—	(5,941)
Expiring 03/20/19	Barclays Bank PLC	JPY	14,940	132,831	137,191	—	(4,360)
Expiring 03/20/19	Barclays Bank PLC	JPY	14,489	131,472	133,052	—	(1,580)
Expiring 03/20/19	Barclays Bank PLC	JPY	12,976	118,217	119,156	—	(939)
Expiring 03/20/19	Barclays Bank PLC	JPY	12,606	112,034	115,757	—	(3,723)
Expiring 03/20/19	Barclays Bank PLC	JPY	11,812	104,984	108,465	—	(3,481)
Expiring 03/20/19	Barclays Bank PLC	JPY	7,597	67,968	69,761	—	(1,793)
Expiring 03/20/19	Barclays Bank PLC	JPY	5,574	50,551	51,185	—	(634)
Expiring 03/20/19	Barclays Bank PLC	JPY	4,985	45,559	45,776	—	(217)
Expiring 03/20/19	Barclays Bank PLC	JPY	396	3,584	3,638	—	(54)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	JPY	589,931	5,262,069	5,417,212	—	(155,143)
New Zealand Dollar,
Expiring 03/20/19	Barclays Bank PLC	NZD	802	541,787	539,302	2,485	—
Expiring 03/20/19	Barclays Bank PLC	NZD	700	474,097	470,782	3,315	—
Expiring 03/20/19	Barclays Bank PLC	NZD	208	139,821	139,768	53	—
Expiring 03/20/19	Barclays Bank PLC	NZD	207	138,664	138,796	—	(132)
Expiring 03/20/19	Barclays Bank PLC	NZD	202	135,886	135,818	68	—
Expiring 03/20/19	Barclays Bank PLC	NZD	106	71,262	71,385	—	(123)
Expiring 03/20/19	Barclays Bank PLC	NZD	78	53,320	52,173	1,147	—
Expiring 03/20/19	Barclays Bank PLC	NZD	57	38,863	38,396	467	—
Norwegian Krone,
Expiring 03/20/19	Barclays Bank PLC	NOK	35,217	4,140,765	4,087,246	53,519	—
Expiring 03/20/19	Barclays Bank PLC	NOK	4,447	523,557	516,112	7,445	—
Expiring 03/20/19	Barclays Bank PLC	NOK	1,694	199,395	196,575	2,820	—
Expiring 03/20/19	Barclays Bank PLC	NOK	433	49,966	50,220	—	(254)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Norwegian Krone (continued),
Expiring 03/20/19	Barclays Bank PLC	NOK	412	$48,578	$47,818	$760	$—
Expiring 03/20/19	Barclays Bank PLC	NOK	100	11,494	11,583	—	(89)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	NOK	3,424	405,407	397,413	7,994	—
Singapore Dollar,
Expiring 03/20/19	Barclays Bank PLC	SGD	5,566	4,074,583	4,090,997	—	(16,414)
Expiring 03/20/19	Barclays Bank PLC	SGD	487	355,544	358,250	—	(2,706)
Expiring 03/20/19	Barclays Bank PLC	SGD	276	202,090	203,004	—	(914)
Expiring 03/20/19	Barclays Bank PLC	SGD	159	116,077	116,921	—	(844)
Expiring 03/20/19	Barclays Bank PLC	SGD	87	63,874	64,053	—	(179)
Expiring 03/20/19	Barclays Bank PLC	SGD	73	53,098	53,464	—	(366)
Expiring 03/20/19	Barclays Bank PLC	SGD	68	49,427	49,838	—	(411)
Expiring 03/20/19	Barclays Bank PLC	SGD	13	9,548	9,596	—	(48)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SGD	1,716	1,255,951	1,261,149	—	(5,198)
Swedish Krona,
Expiring 03/20/19	Barclays Bank PLC	SEK	1,698	188,366	192,773	—	(4,407)
Expiring 03/20/19	Barclays Bank PLC	SEK	564	63,458	64,085	—	(627)
Expiring 03/20/19	Morgan Stanley Capital Services LLC	SEK	59,116	6,625,360	6,712,809	—	(87,449)

				$48,712,541	$48,607,406	468,180	(363,045)

						$977,767	$(813,296)

(r)	Notional amount is less than $500 par.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Fund	$820,648	$—	$—
Foreign Treasury Obligations	—	774,200	—
U.S. Treasury Obligations	—	4,475,335	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	164,471	—

Total	$820,648	$5,414,006	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	49.5%
Unaffiliated Fund	9.1
Foreign Treasury Obligations	8.6

67.2
Other assets in excess of liabilities	32.8

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$977,767	Unrealized depreciation on OTC forward foreign currency exchange contracts	$813,296

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(1,033,403)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$624,148

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts- Purchased(1)	Forward Foreign Currency Exchange Contracts- Sold(1)
$65,848,319	$71,203,403

(1)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Bank PLC	$680,345	$(509,927)	$170,418	$—	$170,418
Morgan Stanley Capital Services LLC	297,422	(303,369)	(5,947)	5,947	—

	$977,767	$(813,296)	$164,471	$5,947	$170,418

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $6,096,966)	$6,070,183
Foreign currency, at value (cost $2,817,830)	2,843,587
Unrealized appreciation on OTC forward foreign currency exchange contracts	977,767
Dividends and interest receivable	1,532
Prepaid expenses	727

Total Assets	9,893,796

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency exchange contracts	813,296
Accrued expenses and other liabilities	38,748
Management fees payable	4,096
Payable for Portfolio shares repurchased	856
Distribution fee payable	376
Affiliated transfer agent fee payable	369

Total Liabilities	857,741

NET ASSETS	$9,036,055

Net assets were comprised of:
Partners Equity	$9,036,055

Net asset value and redemption price per share, $9,036,055 / 931,933 outstanding shares of beneficial interest	$9.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$85,012
Unaffiliated dividend income	13,066

98,078

EXPENSES
Management fees	72,391
Distribution fee	21,739
Custodian and accounting fees	37,933
Audit fee	30,610
Legal fees and expenses	9,603
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,813
Miscellaneous	13,136

Total expenses	206,812
Less: Fee waivers and/or expense reimbursement	(100,727)

Net expenses	106,085

NET INVESTMENT INCOME (LOSS)	(8,007)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	2,018
Forward currency contracts transactions	(1,033,403)
Foreign currency transactions	(21,721)

(1,053,106)

Net change in unrealized appreciation (depreciation) on:
Investments	(48,268)
Forward currency contracts	624,148
Foreign currencies	8,158

584,038

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(469,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(477,075)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(8,007)	$(66,636)
Net realized gain (loss) on investment and foreign currency transactions	(1,053,106)	138,523
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	584,038	(362,119)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(477,075)	(290,232)

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [132,536 and 130,511 shares, respectively]	1,268,265	1,389,223
Portfolio share repurchased [73,334 and 161,433 shares, respectively]	(707,207)	(1,711,693)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	561,058	(322,470)

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,983	(612,702)
NET ASSETS:
Beginning of year	8,952,072	9,564,774

End of year	$9,036,055	$8,952,072

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 61.0%
COMMON STOCKS — 34.7%	Shares	Value
Canada — 0.8%
Barrick Gold Corp.	3,220	$43,599
Husky Energy, Inc.	5,300	54,778
Wheaton Precious Metals Corp.	5,125	100,045

		198,422

China — 2.5%
Baidu, Inc., ADR*	760	120,536
China Life Insurance Co. Ltd. (Class H Stock)	57,000	121,039
China Mobile Ltd.	12,000	115,442
China Telecom Corp. Ltd., ADR	2,285	115,918
China Telecom Corp. Ltd. (Class H Stock)	23,000	11,725
Kunlun Energy Co. Ltd.	113,500	120,173

		604,833

Denmark — 0.9%
AP Moller-Maersk A/S (Class B Stock)	79	99,575
Vestas Wind Systems A/S	1,718	130,156

		229,731

France — 2.7%
AXA SA	4,088	88,505
BNP Paribas SA	2,486	112,638
Cie de Saint-Gobain	1,602	53,527
Credit Agricole SA	8,464	91,691
Sanofi	2,001	173,557
Veolia Environnement SA	7,242	149,200

		669,118

Germany — 2.2%
Bayer AG	1,943	136,032
E.ON SE	10,408	102,939
Merck KGaA	1,419	146,821
Siemens AG	1,306	146,157

		531,949

Hong Kong — 0.5%
CK Hutchison Holdings Ltd.	12,400	119,022
Value Partners Group Ltd.	14,700	10,209

		129,231

Ireland — 0.1%
Bank of Ireland Group PLC	6,628	36,916

Israel — 0.6%
Teva Pharmaceutical Industries Ltd., ADR*	9,114	140,538

Italy — 0.7%
Eni SpA	10,201	161,125

Japan — 2.4%
Mitsui Fudosan Co. Ltd.	4,570	100,841
Panasonic Corp.	11,500	103,009
Seven & i Holdings Co. Ltd.	1,800	78,222
SoftBank Group Corp.	370	24,519
Suntory Beverage & Food Ltd.	1,910	86,137
Taiheiyo Cement Corp.	1,630	50,285
Takeda Pharmaceutical Co. Ltd.(a)	3,980	134,945

		577,958

COMMON STOCKS (continued)	Shares	Value
Luxembourg — 0.9%
SES SA	10,929	$209,618

Netherlands — 2.2%
Aegon NV	20,403	95,708
Akzo Nobel NV	954	76,998
ING Groep NV	11,802	127,548
Royal Dutch Shell PLC (Class B Stock)	7,482	223,450

		523,704

Singapore — 0.7%
Singapore Telecommunications Ltd.	81,900	175,944

South Korea — 1.1%
KB Financial Group, Inc., ADR	2,792	117,208
Samsung Electronics Co. Ltd.	4,339	150,320

		267,528

Spain — 0.4%
Telefonica SA	10,415	87,777

Sweden — 0.1%
Getinge AB (Class B Stock)	3,382	30,563

Switzerland — 1.3%
Novartis AG	368	31,577
Roche Holding AG	710	176,657
UBS Group AG*	8,170	101,958

		310,192

Taiwan — 0.1%
Catcher Technology Co. Ltd.	3,000	21,932

Thailand — 0.5%
Bangkok Bank PCL	17,400	108,618
Bangkok Bank PCL, NVDR	1,800	11,243

		119,861

United Kingdom — 3.0%
BP PLC	29,100	184,253
HSBC Holdings PLC	15,800	130,657
Kingfisher PLC	41,766	110,531
Man Group PLC	18,139	30,734
Standard Chartered PLC	21,988	170,989
Vodafone Group PLC	54,950	107,581

		734,745

United States — 11.0%
Advance Auto Parts, Inc.	355	55,898
Allergan PLC	1,232	164,669
Ally Financial, Inc.	980	22,207
Alphabet, Inc. (Class A Stock)*	102	106,586
AmerisourceBergen Corp.	1,230	91,511
Amgen, Inc.	327	63,657
Apache Corp.	3,330	87,413
Capital One Financial Corp.	1,410	106,582
Cardinal Health, Inc.	1,590	70,914
Celgene Corp.*	980	62,808
Citigroup, Inc.	3,200	166,592
Comcast Corp. (Class A Stock)	3,410	116,111
CommScope Holding Co., Inc.*	3,780	61,954
Coty, Inc. (Class A Stock)	13,829	90,718
Eli Lilly & Co.	783	90,609
Exxon Mobil Corp.	1,505	102,626
Gilead Sciences, Inc.	2,140	133,857

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
JPMorgan Chase & Co.	1,050	$102,501
Kellogg Co.	2,160	123,142
Kroger Co. (The)	3,879	106,673
Mattel, Inc.*(a)	7,820	78,122
Navistar International Corp.*	3,190	82,781
NetScout Systems, Inc.*	50	1,182
Oracle Corp.	4,988	225,208
Perrigo Co. PLC(a)	1,430	55,413
United Parcel Service, Inc. (Class B Stock) .	970	94,604
Voya Financial, Inc.	1,006	40,381
Walgreens Boots Alliance, Inc.	2,450	167,409

		2,672,128

TOTAL COMMON STOCKS (cost $9,574,707)		8,433,813

UNAFFILIATED EXCHANGE TRADED FUNDS — 3.5%
Franklin LibertyQ Emerging Markets ETF(a)	28,000	790,159
iShares Russell 2000 ETF	398	53,292

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $959,258)		843,451

UNAFFILIATED FUND — 22.8%
Franklin Strategic Series – Franklin Strategic Income Fund (Class R6)** (cost $5,791,425)	596,416	5,534,739

TOTAL LONG-TERM INVESTMENTS (cost $16,325,390)		14,812,003

SHORT-TERM INVESTMENTS — 41.5%
AFFILIATED MUTUAL FUNDS	Shares	Value
PGIM Core Ultra Short Bond Fund(w)	9,120,261	$9,120,261
PGIM Institutional Money Market Fund (cost $938,318; includes $937,358 of cash collateral for securities on loan)(b)(w)	938,327	938,233

TOTAL SHORT-TERM INVESTMENTS (cost $10,058,579)		10,058,494

TOTAL INVESTMENTS — 102.5% (cost $26,383,969)		24,870,497
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (2.5)%		(613,224)

NET ASSETS — 100.0%		$24,257,273

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $909,955; cash collateral of $937,358 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6	10 Year U.S. Treasury Notes	Mar. 2019	$732,094	$16,072
1	Mini MSCI Emerging Markets Index	Mar. 2019	48,340	(588)
1	U.S. Dollar Index	Mar. 2019	95,735	(1,103)

				14,381

Short Positions:
33	2 Year U.S. Treasury Notes	Mar. 2019	7,006,313	(43,861)
2	Euro STOXX 50 Index	Mar. 2019	68,149	1,558
5	Russell 2000 E-Mini Index	Mar. 2019	337,250	8,625
18	S&P 500 E-Mini Index	Mar. 2019	2,254,680	41,355

				7,677

				$22,058

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Barclays Cross Asset Trend Index(M)	0.55%(M)	Barclays Bank PLC	03/08/19	1,063	$39,426	—	$39,426
Barclays TrendStar+ Index(M)	0.70%(M)	Barclays Bank PLC	03/08/19	1,034	(3,939)	—	(3,939)
SGI VI Smart Beta Index(3)(M)	1 Month LIBOR + 0.50%(M)	Societe Generale	03/08/19	1,223	220,963	—	220,963

					$256,450	$—	$256,450

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(3)	The value of the SGI VI Smart Beta Index is derived from CBOE Volatility Index Futures. The allocation was 100% at December 31, 2018.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$260,389	$3,939

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$140,796	$ —

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Canada	$198,422	$—	$—
China	236,454	368,379	—
Denmark	—	229,731	—
France	—	669,118	—
Germany	—	531,949	—
Hong Kong	—	129,231	—
Ireland	—	36,916	—
Israel	140,538	—	—
Italy	—	161,125	—
Japan	—	577,958	—
Luxembourg	—	209,618	—
Netherlands	—	523,704	—
Singapore	—	175,944	—
South Korea	117,208	150,320	—
Spain	—	87,777	—

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Sweden	$—	$30,563	$—
Switzerland	—	310,192	—
Taiwan	—	21,932	—
Thailand	—	119,861	—
United Kingdom	—	734,745	—
United States	2,672,128	—	—
Unaffiliated Exchange Traded Funds	843,451	—	—
Unaffiliated Fund	5,534,739	—	—
Affiliated Mutual Funds	10,058,494	—	—
Other Financial Instruments*
Futures Contracts	22,058	—	—
OTC Total Return Swap Agreements	—	256,450	—

Total	$19,823,492	$5,325,513	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	41.5%
Unaffiliated Fund	22.8
Pharmaceuticals	5.2
Banks	4.9
Oil, Gas & Consumable Fuels	3.8
Unaffiliated Exchange Traded Funds	3.5
Diversified Telecommunication Services	1.6
Food & Staples Retailing	1.5
Media	1.3
Insurance	1.3
Industrial Conglomerates	1.1
Biotechnology	1.1
Multi-Utilities	1.0
Wireless Telecommunication Services	1.0
Interactive Media & Services	0.9
Software	0.9
Technology Hardware, Storage & Peripherals	0.7
Specialty Retail	0.7
Health Care Providers & Services	0.7

Metals & Mining	0.6%
Capital Markets	0.6
Electrical Equipment	0.5
Consumer Finance	0.5
Food Products	0.5
Household Durables	0.4
Real Estate Management & Development	0.4
Marine	0.4
Air Freight & Logistics	0.4
Personal Products	0.4
Beverages	0.4
Machinery	0.3
Leisure Products	0.3
Chemicals	0.3
Communications Equipment	0.3
Building Products	0.2
Construction Materials	0.2
Diversified Financial Services	0.2
Health Care Equipment & Supplies	0.1

102.5
Liabilities in excess of other assets	(2.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$51,538	*	Due from/to broker — variation margin futures	$588	*
Equity contracts	Unrealized appreciation on OTC swap agreements	260,389		—	—
Foreign exchange contracts	—	—		Due from/to broker — variation margin futures	1,103	*
Interest rate contracts	Due from/to broker — variation margin futures	16,072	*	Due from/to broker — variation margin futures	43,861	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	3,939

Total		$327,999			$49,491

*

Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Equity contracts	$93,281	$(308,826)
Foreign exchange contracts	11,279	—
Interest rate contracts	54,133	13,666

Total	$158,693	$(295,160)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Equity contracts	$33,585	$243,356
Foreign exchange contracts	(1,103)	—
Interest rate contracts	(29,412)	(6,338)

Total	$3,070	$237,018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Total Return Swap Agreements(1)
$1,855,001	$10,520,203	$3,103,422

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$909,955	$(909,955)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Bank PLC	$39,426	$(3,939)	$35,487	$—	$35,487
Societe Generale	220,963	—	220,963	—	220,963

	$260,389	$(3,939)	$256,450	$—	$256,450

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $909,955:
Unaffiliated investments (cost $16,325,390)	$14,812,003
Affiliated investments (cost $10,058,579)	10,058,494
Deposit with broker for centrally cleared/exchange-traded derivatives	140,796
Unrealized appreciation on OTC swap agreements	260,389
Tax reclaim receivable	27,234
Receivable for investments sold	7,494
Dividends and interest receivable	7,115
Receivable from manager	1,548
Receivable from affiliate	318
Prepaid expenses	727

Total Assets	25,316,118

LIABILITIES:
Payable to broker for collateral for securities on loan	937,358
Accrued expenses and other liabilities	73,726
Due to broker-variation margin futures	20,026
Payable to affiliate	18,084
Payable for Portfolio shares repurchased	4,346
Unrealized depreciation on OTC swap agreements	3,939
Distribution fee payable	997
Affiliated transfer agent fee payable	369

Total Liabilities	1,058,845

NET ASSETS	$24,257,273

Net assets were comprised of:
Partners Equity	$24,257,273

Net asset value and redemption price per share, $24,257,273 / 2,488,998 outstanding shares of beneficial interest	$9.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $23,814, of which $2,787 is reimbursable by an affiliate)	$555,978
Affiliated dividend income	211,605
Income from securities lending, net (including affiliated income of $1,357)	3,011
Interest income	2,460

773,054

EXPENSES
Management fees	208,915
Distribution fee	66,746
Custodian and accounting fees	115,989
Audit fee	42,110
Legal fees and expenses	10,202
Trustees’ fees	9,641
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,587
Miscellaneous	33,350

Total expenses	498,527
Less: Fee waivers and/or expense reimbursement	(213,230)

Net expenses	285,297

NET INVESTMENT INCOME (LOSS)	487,757

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $13)	758,350
Futures transactions	158,693
Swap agreements transactions	(295,160)
Foreign currency transactions	6,513

628,396

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(85))	(2,844,673)
Futures	3,070
Swap agreements	237,018
Foreign currencies	(222)

(2,604,807)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(1,976,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,488,654)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$487,757	$219,494
Net realized gain (loss) on investment and foreign currency transactions	628,396	77,577
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,604,807)	1,308,512

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,488,654)	1,605,583

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [434,504 and 448,023 shares, respectively]	4,456,247	4,493,681
Portfolio share repurchased [356,023 and 219,325 shares, respectively]	(3,572,258)	(2,162,476)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	883,989	2,331,205

CAPITAL CONTRIBUTIONS	1,856	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(602,809)	3,936,788
NET ASSETS:
Beginning of year	24,860,082	20,923,294

End of year	$24,257,273	$24,860,082

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 83.6%
UNAFFILIATED EXCHANGE TRADED FUNDS — 41.1%	Shares	Value
Goldman Sachs ActiveBeta International
Equity ETF**(a)	89,257	$2,263,558
Goldman Sachs ActiveBeta U.S. Large Cap
Equity ETF**	66,711	3,354,896
iShares Core MSCI EAFE ETF	84,361	4,639,855
iShares Core MSCI Emerging Markets ETF	73,240	3,453,266

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $14,565,524)		13,711,575

UNAFFILIATED FUNDS** — 42.5%
Goldman Sachs Absolute Return Tracker Fund (Institutional Shares)	190,236	1,731,149
Goldman Sachs Alternative Premia Fund (Institutional Shares)	200,552	1,626,473
Goldman Sachs Core Fixed Income Fund (Institutional Shares)	109,154	1,109,001
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)	172,306	1,966,007
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares)	141,757	1,247,459
Goldman Sachs High Yield Fund (Institutional Shares)	323,438	1,927,693
Goldman Sachs International Real Estate Securities Fund (Institutional Shares)	115,170	657,623
Goldman Sachs International Small Cap Insights Fund (Institutional Shares)	21,807	221,991
Goldman Sachs Local Emerging Markets Debt Fund (Institutional Shares)	249,676	1,400,681
Goldman Sachs Managed Futures Strategy Fund (Institutional Shares)	180,357	1,854,073
Goldman Sachs Real Estate Securities Fund (Institutional Shares)	34,097	444,969

TOTAL UNAFFILIATED FUNDS (cost $15,256,187)		14,187,119

TOTAL LONG-TERM INVESTMENTS (cost $29,821,711)		27,898,694

SHORT-TERM INVESTMENTS — 18.1%
AFFILIATED MUTUAL FUNDS — 17.4%	Shares	Value
PGIM Core Ultra Short Bond Fund(w)	5,075,905	$5,075,905
PGIM Institutional Money Market Fund (cost $753,043; includes $751,400 of cash collateral for securities on loan)(b)(w)	753,044	752,969

TOTAL AFFILIATED MUTUAL FUNDS (cost $5,828,948)		5,828,874

OPTIONS PURCHASED~* — 0.7%
(cost $261,986)		231,536

TOTAL SHORT-TERM INVESTMENTS (cost $6,090,934)		6,060,410

TOTAL INVESTMENTS — 101.7% (cost $35,912,645)		33,959,104
LIABILITIES IN EXCESS OF OTHER ASSETS (z) — (1.7)%		(568,323)

NET ASSETS — 100.0%		$33,390,781

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $732,904; cash collateral of $751,400 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Purchased: Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
90 Day Euro Dollar Futures	Call	03/18/19	$96.00	5	13	$16,125
90 Day Euro Dollar Futures	Call	03/18/19	$96.50	2	5	3,949
90 Day Euro Dollar Futures	Call	03/18/19	$97.13	12	30	5,399
90 Day Euro Dollar Futures	Call	03/18/19	$97.88	4	10	25
90 Day Euro Dollar Futures	Call	03/18/19	$99.00	113	283	706
90 Day Euro Dollar Futures	Call	06/17/19	$96.00	2	5	6,575
90 Day Euro Dollar Futures	Call	06/17/19	$96.88	17	43	18,913
90 Day Euro Dollar Futures	Call	06/17/19	$97.75	4	10	175
90 Day Euro Dollar Futures	Call	06/17/19	$99.00	50	125	313
90 Day Euro Dollar Futures	Call	09/16/19	$96.75	16	40	23,800
90 Day Euro Dollar Futures	Call	09/16/19	$97.75	5	13	31
90 Day Euro Dollar Futures	Call	12/16/19	$96.50	9	23	19,181
90 Day Euro Dollar Futures	Call	03/16/20	$96.00	7	18	25,288
90 Day Euro Dollar Futures	Call	03/16/20	$96.75	4	10	7,249
90 Day Euro Dollar Futures	Call	06/15/20	$97.00	17	43	25,925
90 Day Euro Dollar Futures	Call	06/15/20	$97.13	7	18	9,188
90 Day Euro Dollar Futures	Call	09/14/20	$97.00	13	33	21,856
90 Day Euro Dollar Futures	Call	09/14/20	$97.13	6	15	8,888
90 Day Euro Dollar Futures	Call	12/14/20	$96.75	12	30	26,325
90 Day Euro Dollar Futures	Call	03/15/21	$96.75	5	13	11,625

Total Options Purchased (cost $261,986)						$231,536

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
19	30 Day Federal Funds	Jan. 2019	$7,727,285	$(646)
6	Russell 2000 E-Mini Index	Mar. 2019	404,700	(17,142)
57	S&P 500 E-Mini Index	Mar. 2019	7,139,820	(301,995)

				(319,783)

Short Positions:
95	90 Day Euro Dollar	Mar. 2020	23,143,187	(84,987)
8	30 Year Euro Buxl	Mar. 2019	1,655,564	(32,631)

				(117,618)

				$(437,401)

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	220	$158,993	$155,166	$—	$(3,827)
Brazilian Real,
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	600	157,138	154,781	—	(2,357)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	20	5,219	5,160	—	(59)
Indonesian Rupiah,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	IDR	2,340,000	161,468	161,307	—	(161)
Mexican Peso,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	3,250	155,933	163,338	7,405	—
Norwegian Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	1,350	158,943	156,682	—	(2,261)
Philippine Peso,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PHP	8,500	160,423	160,617	194	—
South African Rand,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	1,470	102,533	101,201	—	(1,332)
South Korean Won,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	KRW	180,000	162,858	161,774	—	(1,084)
Swiss Franc,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	160	162,844	164,005	1,161	—
Thai Baht,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	300	9,161	9,234	73	—

				$1,395,513	$1,393,265	8,833	(11,081)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	760	$549,248	$536,029	$13,219	$—
Brazilian Real,
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	620	159,457	159,940	—	(483)
British Pound,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	1,060	1,362,597	1,356,305	6,292	—
Canadian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	210	156,890	154,107	2,783	—
Danish Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	DKK	840	129,220	129,822	—	(602)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	2,200	$2,526,720	$2,537,606	$—	$(10,886)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	90	103,366	103,811	—	(445)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	10	11,481	11,535	—	(54)
Hong Kong Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HKD	2,020	259,047	258,576	471	—
Indonesian Rupiah,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	IDR	90,000	6,211	6,204	7	—
Israeli Shekel,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ILS	80	21,550	21,528	22	—
Japanese Yen,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	224,000	2,012,027	2,056,946	—	(44,919)
New Taiwanese Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TWD	6,600	217,327	216,145	1,182	—
New Zealand Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	30	20,674	20,164	510	—
Norwegian Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	500	58,868	58,030	838	—
Singapore Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	140	102,557	102,906	—	(349)
South African Rand,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	1,470	102,900	101,202	1,698	—
South Korean Won,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	KRW	180,000	162,660	161,774	886	—
Swedish Krona,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SEK	1,950	218,376	221,429	—	(3,053)
Swiss Franc,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	650	661,892	666,272	—	(4,380)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CHF	160	162,927	164,005	—	(1,078)
Thai Baht,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	5,400	165,079	166,211	—	(1,132)

				$9,171,074	$9,210,547	27,908	(67,381)

						$36,741	$(78,462)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$237,481	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Exchange Traded Funds	$13,711,575	$—	$—
Unaffiliated Funds	14,187,119	—	—
Affiliated Mutual Funds	5,828,874	—	—
Options Purchased	231,536	—	—
Other Financial Instruments*
Futures Contracts	(437,401)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(41,721)	—

Total	$33,521,703	$(41,721)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Unaffiliated Funds	42.5%
Unaffiliated Exchange Traded Funds	41.1
Affiliated Mutual Funds (2.3% represents investments purchased with collateral from securities on loan)	17.4
Options Purchased	0.7

101.7
Liabilities in excess of other assets	(1.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$319,137	*

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$36,741	Unrealized depreciation on OTC forward foreign currency exchange contracts	$78,462
Interest rate contracts	—	—	Due from/to broker-variation margin futures	118,264	*
Interest rate contracts	Unaffiliated investments	231,536	—	—

Total		$268,277		$515,863

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Contracts
Equity contracts	$—	$(223,701)	$—
Foreign exchange contracts	—	—	252,623
Interest rate contracts	(120,086)	(35,033)	—

Total	$(120,086)	$(258,734)	$252,623

(1)	Included in net realized gain (loss) on investments transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Contracts
Equity contracts	$—	$(382,732)	$—
Foreign exchange contracts	—	—	18,344
Interest rate contracts	78,035	(153,967)	—

Total	$78,035	$(536,699)	$18,344

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)
$267,728	$28,850,599	$34,915,409	$1,821,378	$9,108,472

(1)	Cost.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$732,904	$(732,904)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$36,741	$(78,462)	$(41,721)	$—	$(41,721)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $732,904:
Unaffiliated investments (cost $30,083,697)	$28,130,230
Affiliated investments (cost $5,828,948)	5,828,874
Deposit with broker for centrally cleared/exchange-traded derivatives	237,481
Due from broker-variation margin futures	56,302
Unrealized appreciation on OTC forward foreign currency exchange contracts	36,741
Receivable for Portfolio shares sold	435
Dividends and interest receivable	425
Prepaid expenses	763

Total Assets	34,291,251

LIABILITIES:
Payable to broker for collateral for securities on loan	751,400
Unrealized depreciation on OTC forward foreign currency exchange contracts	78,462
Accrued expenses and other liabilities	57,192
Payable for Portfolio shares repurchased	8,683
Management fees payable	2,504
Distribution fee payable	1,356
Payable for investments purchased	504
Affiliated transfer agent fee payable	369

Total Liabilities	900,470

NET ASSETS	$33,390,781

Net assets were comprised of:
Partners Equity	$33,390,781

Net asset value and redemption price per share, $33,390,781 / 2,934,527 outstanding shares of beneficial interest	$11.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$784,097
Affiliated dividend income	88,633
Income from securities lending, net (including affiliated income of $8,891)	12,613
Interest income	6,606

891,949

EXPENSES
Management fees	276,766
Distribution fee	88,424
Custodian and accounting fees	77,700
Audit fee	42,110
Legal fees and expenses	10,485
Trustees’ fees	9,670
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,254
Miscellaneous	12,265

Total expenses	528,661
Less: Fee waivers and/or expense reimbursement	(243,956)

Net expenses	284,705

NET INVESTMENT INCOME (LOSS)	607,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(504))	993,630
Net capital gain distribution received	178,055
Futures transactions	(258,734)
Forward currency contracts transactions	252,623
Foreign currency transactions	(877)

1,164,697

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(74))	(4,778,160)
Futures	(536,699)
Forward currency contracts	18,344
Foreign currencies	1,391

(5,295,124)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(4,130,427)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,523,183)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$607,244	$650,212
Net realized gain (loss) on investment and foreign currency transactions	1,164,697	731,388
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,295,124)	2,958,856

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,523,183)	4,340,456

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [527,647 and 485,908 shares, respectively]	6,602,433	5,712,076
Portfolio share repurchased [193,175 and 152,640 shares, respectively]	(2,369,492)	(1,784,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	4,232,941	3,927,550

TOTAL INCREASE (DECREASE) IN NET ASSETS	709,758	8,268,006
NET ASSETS:
Beginning of year	32,681,023	24,413,017

End of year	$33,390,781	$32,681,023

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 101.4%

ASSET-BACKED SECURITIES — 15.0%
Cayman Islands — 6.8%
AIMCO CLO,
Series 2014-AA, Class AR, 3 Month LIBOR + 1.100%, 144A
3.569%(c)	07/20/26	3,735	$3,734,538
Catamaran CLO Ltd.,
Series 2013-1A, Class AR, 3 Month LIBOR + 0.850%, 144A
3.359%(c)	01/27/28	3,750	3,704,733
Cutwater Ltd.,
Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	07/15/26	3,338	3,330,075
Halcyon Loan Advisors Funding Ltd.,
Series 2013-1A, Class A1, 3 Month LIBOR + 1.150%, 144A
3.586%(c)	04/15/25	691	690,907
Series 2014-1A, Class A1R, 3 Month LIBOR + 1.130%, 144A
3.575%(c)	04/18/26	2,286	2,285,995
Jamestown CLO Ltd.,
Series 2018-6RA, Class A1, 3 Month LIBOR + 1.150%, 144A
3.640%(c)	04/25/30	7,900	7,825,843
Madison Park Funding Ltd.,
Series 2018-30A, Class A, 3 Month LIBOR + 0.750%, 144A
3.186%(c)	04/15/29	5,550	5,427,830
Mariner CLO LLC,
Series 2017-4A, Class A, 3 Month LIBOR + 1.210%, 144A
3.718%(c)	10/26/29	8,050	8,016,584
Oaktree CLO Ltd.,
Series 2014-2A, Class A1AR, 3 Month LIBOR + 1.220%, 144A
3.689%(c)	10/20/26	2,300	2,301,131
Octagon Investment Partners 24 Ltd.,
Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A
3.546%(c)	05/21/27	8,150	8,127,455
Shackleton CLO Ltd.,
Series 2014-5RA, Class A, 3 Month LIBOR + 1.100%, 144A
3.689%(c)	05/07/31	3,000	2,956,685
Sound Point CLO Ltd.,
Series 2013-2RA, Class A1, 3 Month LIBOR + 0.950%, 144A
3.386%(c)	04/15/29	3,150	3,120,185
Staniford Street CLO Ltd.,
Series 2014-1A, Class AR, 3 Month LIBOR + 1.180%, 144A
3.968%(c)	06/15/25	1,374	1,374,344

			52,896,305

United States — 8.2%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2005-R11, Class M2, 1 Month LIBOR + 0.470%
2.976%(c)	01/25/36	2,200	2,172,842

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Bank of America Student Loan Trust,
Series 2010-1A, Class A, 3 Month LIBOR + 0.800%, 144A
3.290%(c)	02/25/43	534	$536,807
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1, 1 Month LIBOR + 0.290%
2.796%(c)	08/25/36	2,400	2,373,650
ECMC Group Student Loan Trust,
Series 2017-1A, Class A, 1 Month LIBOR + 1.200%, 144A
3.706%(c)	12/27/66	5,103	5,159,853
Series 2018-1A, Class A, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	02/27/68	7,067	7,056,945
Education Loan Asset-Backed Trust,
Series 2013-1, Class A2, 1 Month LIBOR + 0.800%, 144A
3.306%(c)	04/26/32	5,850	5,875,201
Higher Education Funding,
Series 2014-1, Class A, 3 Month LIBOR + 1.050%, 144A
3.739%(c)	05/25/34	2,909	2,933,653
Montana Higher Education Student Assistance Corp.,
Series 2012-1, Class A3, 1 Month LIBOR + 1.050%
3.520%(c)	07/20/43	2,150	2,152,807
Navient Student Loan Trust,
Series 2017-2A, Class A, 1 Month LIBOR + 1.050%, 144A
3.556%(c)	12/27/66	5,184	5,184,368
Nelnet Student Loan Trust,
Series 2006-1, Class A6, 3 Month LIBOR + 0.450%, 144A
3.103%(c)	08/23/36	3,700	3,608,405
Series 2006-2, Class A7, 3 Month LIBOR + 0.580%, 144A
3.070%(c)	01/26/37	4,150	4,093,056
New Hampshire Higher Education Loan Corp.,
Series 2011-1, Class A3, 3 Month LIBOR + 0.850%
3.340%(c)	10/25/37	2,500	2,499,775
North Carolina State Education Assistance Authority,
Series 2010-1, Class A1, 3 Month LIBOR + 0.900%
3.390%(c)	07/25/41	1,250	1,248,961
PHEAA Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.150%, 144A
3.656%(c)	09/25/65	2,907	2,941,594
Scholar Funding Trust,
Series 2010-A, Class A, 3 Month LIBOR + 0.750%, 144A
3.259%(c)	10/28/41	884	873,699
SLM Student Loan Trust,
Series 2003-1, Class A5A, 3 Month LIBOR + 0.110%, 144A
2.898%(c)	12/15/32	2,235	2,137,933
Series 2007-2, Class A4, 3 Month LIBOR + 0.060%
2.550%(c)	07/25/22	3,150	3,063,774
Series 2008-2, Class A3, 3 Month LIBOR + 0.750%
3.240%(c)	04/25/23	159	157,460
Series 2008-4, Class A4, 3 Month LIBOR + 1.650%
4.140%(c)	07/25/22	895	906,580
Series 2008-5, Class A4, 3 Month LIBOR + 1.700%
4.190%(c)	07/25/23	3,103	3,152,740
Soundview Home Loan Trust,
Series 2007-NS1, Class A3, 1 Month LIBOR + 0.200%
2.706%(c)	01/25/37	1,293	1,260,643

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-WF3, Class M1, 1 Month LIBOR + 0.250%
2.756%(c)	09/25/36			4,600	$4,499,761

					63,890,507

TOTAL ASSET-BACKED SECURITIES (cost $114,859,664)					116,786,812

CORPORATE BONDS — 30.7%
Austria — 0.1%
JAB Holdings BV,
Gtd. Notes
1.625%	04/30/25		EUR	300	345,082
1.750%	06/25/26		EUR	700	801,986

					1,147,068

Belgium — 0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes, 144A
3.650%	02/01/26			3,100	2,931,200
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
3.300%	02/01/23	(a)		600	583,409
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.600%	04/15/48			750	672,195
KBC Group NV,
Jr. Sub. Notes
5.625%(ff)	—	(rr)	EUR	500	571,134
Sr. Unsec’d. Notes, EMTN
0.750%	10/18/23		EUR	1,000	1,133,058

					5,890,996

Bermuda — 0.1%
Bacardi Ltd.,
Gtd. Notes, 144A
4.700%	05/15/28			800	768,788

Canada — 0.4%
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
3.100%	04/13/21			3,100	3,098,443
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)		300	273,247

					3,371,690

China — 0.2%
China Evergrande Group,
Sr. Sec’d. Notes
8.750%	06/28/25			350	294,497
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes
4.125%	07/19/27			200	189,149
Huarong Finance II Co. Ltd.,
Gtd. Notes, EMTN
5.000%	11/19/25			200	195,112
5.500%	01/16/25			400	400,858

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
China (continued)
Kaisa Group Holdings Ltd.,
Sr. Sec’d. Notes
8.500%	06/30/22			400	$295,009
9.375%	06/30/24			200	136,297

					1,510,922

Finland — 0.1%
Nokia OYJ,
Sr. Unsec’d. Notes
4.375%	06/12/27			850	790,500

France — 2.2%
BNP Paribas SA,
Sr. Unsec’d. Notes
3.375%	01/09/25			1,350	1,270,454
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25			1,400	1,317,508
Sub. Notes, MTN, 144A
4.375%	09/28/25			250	242,918
4.375%	05/12/26			750	721,743
BPCE SA,
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23			3,190	3,133,926
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN, 144A
3.375%	01/10/22			1,000	983,632
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, EMTN
1.125%	06/15/22		GBP	2,600	3,266,712
Electricite de France SA,
Jr. Sub. Notes, EMTN
4.125%(ff)	—	(rr)	EUR	500	583,359
Sr. Unsec’d. Notes, 144A
4.500%	09/21/28			2,950	2,859,249
Total Capital SA,
Gtd. Notes
3.883%	10/11/28			2,900	2,975,135

					17,354,636

Germany — 6.6%
Bayer AG,
Jr. Sub. Notes, EMTN
3.000%(ff)	07/01/75		EUR	1,650	1,879,921
Bayer US Finance II LLC,
Gtd. Notes, 144A
3.875%	12/15/23			800	785,486
4.250%	12/15/25			1,250	1,216,576
4.375%	12/15/28			700	668,327
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.700%	07/13/20			3,300	3,209,704
Sr. Unsec’d. Notes, GMTN
2.850%	05/10/19			150	149,098
Sr. Unsec’d. Notes, MTN
3.125%	01/13/21			100	96,781
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
4.750%	06/21/38			250	242,387

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (continued)
innogy Finance BV,
Gtd. Notes, EMTN
6.125%	07/06/39		GBP	450	$769,976
6.250%	06/03/30		GBP	600	984,353
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
0.000%	12/15/22		EUR	22,900	26,407,088
0.375%	03/15/23		EUR	5,800	6,780,921
0.625%	01/07/28		EUR	3,800	4,377,160
O2 Telefonica Deutschland Finanzierungs GmbH,
Gtd. Notes
1.750%	07/05/25		EUR	1,300	1,490,205
Volkswagen International Finance NV,
Gtd. Notes
3.375%(ff)	—	(rr)	EUR	700	749,894
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
1.625%	08/15/25		EUR	1,400	1,545,933

					51,353,810

India — 0.1%
Reliance Industries Ltd.,
Sr. Unsec’d. Notes
4.125%	01/28/25			250	244,273
Sr. Unsec’d. Notes, 144A
3.667%	11/30/27			490	445,350

					689,623

Ireland — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.500%	05/26/22			2,050	1,987,594
3.750%	05/15/19			2,050	2,049,845
4.625%	07/01/22			1,900	1,906,601
AIB Group PLC,
Sr. Unsec’d. Notes, MTN, 144A
4.750%	10/12/23			1,000	990,104

					6,934,144

Israel — 0.2%
Teva Pharmaceutical Finance Netherlands II BV,
Gtd. Notes
0.375%	07/25/20		EUR	1,400	1,559,881

Italy — 0.3%
CDP Reti SpA,
Sr. Unsec’d. Notes
1.875%	05/29/22		EUR	700	772,265
Telecom Italia Finance SA,
Gtd. Notes, EMTN
7.750%	01/24/33		EUR	1,100	1,572,020

					2,344,285

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/21			604	597,932
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Japan (continued)
2.250%	11/21/26		EUR	850	$993,931

					1,591,863

Mexico — 0.2%
Mexico City Airport Trust,
Sr. Sec’d. Notes
5.500%	10/31/46			305	267,638
Petroleos Mexicanos,
Gtd. Notes, EMTN
5.125%	03/15/23		EUR	610	722,034
Trust F/1401,
Sr. Unsec’d. Notes
5.250%	12/15/24			400	383,499

					1,373,171

Netherlands — 0.8%
Cooperatieve Rabobank UA,
Sub. Notes
3.875%	07/25/23		EUR	750	960,805
ING Bank NV,
Sub. Notes, 144A
5.800%	09/25/23			1,100	1,148,982
NN Group NV,
Sub. Notes
4.625%(ff)	04/08/44		EUR	1,200	1,443,561
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
3.875%	09/01/22			2,500	2,400,000

					5,953,348

Russia — 0.0%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, MTN
7.288%	08/16/37			180	200,457

Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
7.000%(ff)	—	(rr)	EUR	200	228,531
Sr. Unsec’d. Notes, GMTN
0.750%	09/11/22		EUR	500	564,007
Banco de Sabadell SA,
Sr. Unsec’d. Notes, EMTN
0.875%	03/05/23		EUR	500	545,291
Banco Santander SA,
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	900	980,256
Sr. Unsec’d. Notes
4.379%	04/12/28			600	560,235
CaixaBank SA,
Sr. Unsec’d. Notes, EMTN
1.125%	05/17/24		EUR	500	560,458
Iberdrola International BV,
Gtd. Notes
1.875%(ff)	—	(rr)	EUR	400	428,373

					3,867,151

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Supranational Bank — 0.6%
European Investment Bank,
Sr. Unsec’d. Notes, MTN
0.875%	01/14/28		EUR	3,900	$4,564,044

Switzerland — 0.9%
Cloverie PLC for Zurich Insurance Co. Ltd.,
Sub. Notes, EMTN
5.625%(ff)	06/24/46			500	496,555
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29			1,250	1,162,888
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
4.550%	04/17/26			1,370	1,356,417
Gtd. Notes, EMTN
1.250%	04/14/22		EUR	700	808,028
Glencore Funding LLC,
Gtd. Notes, 144A
4.125%	05/30/23			750	736,491
4.625%	04/29/24			950	941,678
Syngenta Finance NV,
Gtd. Notes, 144A
4.441%	04/24/23			800	770,981
4.892%	04/24/25			700	661,884
5.182%	04/24/28			250	231,837

					7,166,759

United Arab Emirates — 0.0%
DP World Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
5.625%	09/25/48			320	300,800

United Kingdom — 1.7%
Aviva PLC,
Jr. Sub. Notes
5.902%(ff)	—	(rr)	GBP	200	255,940
6.125%(ff)	—	(rr)	GBP	300	395,827
Sub. Notes
6.125%(ff)	11/14/36		GBP	300	405,945
Sub. Notes, EMTN
5.125%(ff)	06/04/50		GBP	100	121,457
6.125%(ff)	07/05/43		EUR	300	381,965
Barclays Bank PLC,
Sub. Notes
10.179%	06/12/21			750	843,111
Sub. Notes, EMTN
10.000%	05/21/21		GBP	650	953,266
Barclays PLC,
Sr. Unsec’d. Notes
3.684%	01/10/23			500	480,428
BAT International Finance PLC,
Gtd. Notes, 144A
3.950%	06/15/25			250	233,608
BP Capital Markets PLC,
Gtd. Notes
3.723%	11/28/28			650	639,965
3.814%	02/10/24			200	201,860
British Telecommunications PLC,
Sr. Unsec’d. Notes
5.125%	12/04/28			1,350	1,357,601

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (continued)
Reynolds American, Inc.,
Gtd. Notes
4.000%	06/12/22			400	$395,688
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes
3.498%(ff)	05/15/23			1,300	1,250,103
3.875%	09/12/23			250	239,672
4.519%(ff)	06/25/24			1,050	1,030,292
4.892%(ff)	05/18/29			1,200	1,145,456
Thames Water Utilities Finance PLC,
Sec’d. Notes, EMTN
5.750%(ff)	09/13/30		GBP	1,000	1,393,828
Vodafone Group PLC,
Sr. Unsec’d. Notes
3.750%	01/16/24			1,250	1,232,039

					12,958,051

United States — 13.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.750%	11/14/23			450	447,725
4.250%	11/14/28			800	776,638
4.450%	05/14/46			750	656,054
Air Lease Corp.,
Sr. Unsec’d. Notes
3.875%	07/03/23			2,250	2,214,470
Allergan Funding SCS,
Gtd. Notes
3.000%	03/12/20			250	249,083
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37			1,950	1,883,223
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36			800	863,997
AT&T, Inc.,
Sr. Unsec’d. Notes
2.800%	02/17/21			1,800	1,777,517
3.000%	06/30/22			250	243,813
3.200%	03/01/22	(a)		1,300	1,282,393
4.750%	05/15/46			50	44,395
5.450%	03/01/47			100	97,670
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26			1,900	1,828,439
Sr. Unsec’d. Notes, MTN
3.499%(ff)	05/17/22			1,000	1,000,150
3.875%	08/01/25			3,700	3,660,275
Sub. Notes
6.110%	01/29/37			275	302,235
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22			1,550	1,501,206
3.363%	06/06/24			1,600	1,536,763
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.450%	01/15/49			2,050	2,027,381

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
BP Capital Markets America, Inc.,
Gtd. Notes
3.017%	01/16/27		150	$140,902
3.790%	02/06/24		1,700	1,718,342
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.000%	01/15/22		450	432,767
3.625%	01/15/24		450	425,745
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		400	399,569
4.500%	02/01/24		2,700	2,695,900
4.908%	07/23/25		1,100	1,093,796
Chubb INA Holdings, Inc.,
Gtd. Notes
2.500%	03/15/38	EUR	1,750	1,972,482
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23		3,050	3,039,844
4.125%	11/15/25		550	549,225
4.900%	12/15/48		700	684,878
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.200%	10/21/26		1,400	1,292,464
4.075%(ff)	04/23/29		2,400	2,335,081
Sub. Notes
4.125%	07/25/28		350	328,456
Comcast Corp.,
Gtd. Notes
3.700%	04/15/24		1,400	1,408,547
3.950%	10/15/25		1,050	1,062,429
4.150%	10/15/28		1,200	1,218,519
4.700%	10/15/48		450	454,896
6.400%	03/01/40		250	293,398
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23		150	147,627
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28		1,050	1,026,490
4.780%	03/25/38		1,050	1,006,168
5.050%	03/25/48		300	291,783
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22		150	146,168
4.750%	05/15/42		600	518,921
5.000%	06/15/45		300	264,270
5.600%	07/15/41		50	47,410
5.850%	12/15/25		150	159,095
Diamondback Energy, Inc.,
Gtd. Notes
4.750%	11/01/24		800	772,000
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		650	624,880
4.200%	05/15/28		850	805,118

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
DowDuPont, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25			850	$875,140
4.725%	11/15/28			950	980,782
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes, 144A
4.272%	08/28/23			350	349,704
Energy Transfer Operating LP,
Gtd. Notes
5.300%	04/15/47			50	44,069
Enterprise Products Operating LLC,
Gtd. Notes
2.850%	04/15/21	(a)		700	693,016
3.750%	02/15/25			300	296,837
4.800%	02/01/49			550	534,298
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23			700	698,495
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26			1,000	950,725
3.950%	06/15/25			1,000	987,019
General Dynamics Corp.,
Gtd. Notes
2.875%	05/11/20			950	950,652
3.000%	05/11/21			950	950,768
3.375%	05/15/23	(a)		400	402,768
General Electric Co.,
Sr. Unsec’d. Notes
1.500%	05/17/29		EUR	200	198,421
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.150%	03/01/47			800	736,913
HCA, Inc.,
Sr. Sec’d. Notes
5.250%	04/15/25			450	447,750
HCP, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/23			700	701,069
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.500%	12/06/48			550	567,814
Huntington National Bank (The),
Sr. Unsec’d. Notes
3.250%	05/14/21			2,050	2,044,902
Huntsman International LLC,
Gtd. Notes
5.125%	11/15/22			750	755,625
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25			450	442,688
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.300%	04/01/26			2,350	2,237,982
3.797%(ff)	07/23/24			1,700	1,703,069
4.023%(ff)	12/05/24			2,700	2,721,483
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24			50	49,925

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20		200	$198,546
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27		1,150	1,092,732
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	04/10/24		110	110,758
4.368%	09/15/23		500	514,764
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/23		750	746,250
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.375%	03/31/21	EUR	150	179,497
3.700%	10/23/24		1,750	1,720,933
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		900	832,171
3.591%(ff)	07/22/28		1,100	1,040,054
4.300%	01/27/45		200	187,069
5.625%	09/23/19		400	405,920
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27		1,250	1,190,142
4.500%	04/15/38		650	567,676
4.700%	04/15/48		550	477,678
5.500%	02/15/49		200	194,543
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		2,100	1,992,658
Oracle Corp.,
Sr. Unsec’d. Notes
2.650%	07/15/26		1,850	1,714,509
3.250%	11/15/27		650	626,914
3.800%	11/15/37		800	748,130
4.000%	11/15/47		800	745,360
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/26		650	626,080
4.700%	06/15/44		350	300,325
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25		1,200	1,246,152
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28		650	593,904
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	06/01/27		2,550	2,377,025
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20		2,050	2,098,790
Starbucks Corp.,
Sr. Unsec’d. Notes
4.000%	11/15/28		800	793,523
4.500%	11/15/48		700	651,614

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.000%	10/01/27	(a)	1,500	$1,373,916
5.300%	04/01/44		400	353,208
5.400%	10/01/47		150	135,931
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.350%	06/01/28		150	148,599
Ventas Realty LP,
Gtd. Notes 3.750%	05/01/24		250	247,565
VEREIT Operating Partnership LP,
Gtd. Notes
4.625%	11/01/25		1,250	1,252,330
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.329%	09/21/28		2,953	2,965,136
5.012%	04/15/49		750	747,301
Vistra Energy Corp.,
Gtd. Notes
5.875%	06/01/23		1,200	1,200,000
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
3.550%	08/14/23		3,400	3,385,624
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.750%	08/15/28		300	285,574

				107,141,412

Venezuela — 0.1%
Petroleos de Venezuela SA,
Gtd. Notes(d)
5.375%	04/12/27		1,800	260,819
6.000%	10/28/22		6,730	804,235

				1,065,054

TOTAL CORPORATE BONDS (cost $248,034,834)				239,898,453

MUNICIPAL BONDS — 0.3%
Puerto Rico
Puerto Rico Sales Tax Financing Corp. (Puerto Rico),
Revenue Bonds(d)
5.250%	08/01/40		160	124,000
6.500%	08/01/44		2,605	1,211,325
6.750%	08/01/32		245	113,619
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue (Puerto Rico),
Revenue Bonds(d)
4.750%	08/01/39		130	100,750
4.850%	08/01/36		30	22,688
5.000%	08/01/21		35	27,125
5.000%	08/01/40		150	116,250
5.000%	08/01/46		70	54,250
5.750%	08/01/57		45	34,875
6.000%	08/01/31		300	227,250
6.000%	08/01/32		65	49,238
6.000%	08/01/38		190	143,925
6.050%	08/01/37		75	56,813
6.050%	08/01/39		30	22,725

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
Puerto Rico (continued)
6.130%	08/01/28		25	$18,938
6.130%	08/01/29		15	11,363
6.130%	08/01/30		85	64,388
6.130%	08/01/37		80	60,600
6.130%	08/01/38		145	109,838

TOTAL MUNICIPAL BONDS (cost $2,218,817)				2,569,960

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.1%
United Kingdom — 3.5%
Harben Finance PLC,
Series 2017-1X, Class A, 3 Month GBP LIBOR + 0.800%
1.689%(c)	08/20/56	GBP	463	589,261
London Wall Mortgage Capital PLC,
Series 2017-FL1, Class A, 3 Month GBP LIBOR + 0.850%
1.735%(c)	11/15/49	GBP	2,174	2,748,359
Precise Mortgage Funding PLC,
Series 2017-1B, Class A, 3 Month GBP LIBOR + 0.750%
1.653%(c)	03/12/54	GBP	2,727	3,437,256
Ripon Mortgages PLC,
Series 1X, Class A1, 3 Month GBP LIBOR + 0.800%
1.689%(c)	08/20/56	GBP	400	506,344
Series 1X, Class A2, 3 Month GBP LIBOR + 0.800%
1.689%(c)	08/20/56	GBP	4,704	5,960,095
Slate No 2 PLC,
Series 2, Class A, 3 Month GBP LIBOR + 1.100%
1.908%(c)	10/24/44	GBP	1,260	1,605,281
Slate No.1 PLC,
Series 1, Class A, 3 Month GBP LIBOR + 1.000%
1.808%(c)	01/24/51	GBP	2,191	2,788,332
Towd Point Mortgage Funding PLC,
Series 2017-A11X, Class A1, 3 Month GBP LIBOR + 0.850%
1.739%(c)	05/20/45	GBP	5,442	6,904,901
Warwick Finance Residential Mortgages No One PLC,
Series 1, Class A, 3 Month GBP LIBOR + 1.000%
1.910%(c)	09/21/49	GBP	2,287	2,913,866

				27,453,695

United States — 2.6%
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A2A
4.191%(cc)	04/25/37		979	905,141
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250%
6.756%(c)	01/25/29		470	520,424
Fannie Mae REMICS,
Series 2013-121, Class SA, IO, 1 Month LIBOR x (1) + 6.100%
3.594%(c)	12/25/43		4,449	614,800
Series 2016-69, Class BS, IO, 1 Month LIBOR x (1) + 6.100%
3.594%(c)	10/25/46		7,153	899,853
Freddie Mac REMICS,
Series 3933, Class SK, IO, 1 Month LIBOR x (1) + 5.950%
3.495%(c)	10/15/41		7,071	991,013
Series 4059, Class SP, IO, 1 Month LIBOR x (1) + 6.550%

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
4.095%(c)	06/15/42	1,596	$271,334
Series 4248, Class S, IO, 1 Month LIBOR x (1) + 6.000%
3.545%(c)	09/15/43	690	103,582
Series 4286, Class SN, IO, 1 Month LIBOR x (1) + 6.000%
3.545%(c)	12/15/43	13,793	2,131,382
Series 4320, Class SD, IO, 1 Month LIBOR x (1) + 6.100%
3.645%(c)	07/15/39	1,222	169,911
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DN1, Class M3, 1 Month LIBOR + 4.150%
6.656%(c)	01/25/25	251	266,889
Series 2015-HQA2, Class M3, 1 Month LIBOR + 4.800%
7.306%(c)	05/25/28	1,770	2,012,506
Series 2016-DNA3, Class M3, 1 Month LIBOR + 5.000%
7.506%(c)	12/25/28	650	731,055
Series 2016-DNA4, Class M3, 1 Month LIBOR + 3.800%
6.306%(c)	03/25/29	400	431,439
Government National Mortgage Assoc.,
Series 2013-124, Class CS, IO, 1 Month LIBOR x (1) + 6.050%
3.580%(c)	08/20/43	2,549	383,630
Series 2014-117, Class SJ, IO, 1 Month LIBOR x (1) + 5.600%
3.130%(c)	08/20/44	7,332	871,773
Series 2014-158, Class SA, IO, 1 Month LIBOR x (1) + 5.600%
3.145%(c)	10/16/44	3,546	450,482
Series 2015-126, Class IM, IO
4.000%	09/20/45	1,079	183,541
Series 2015-126, Class IQ, IO
4.000%	09/20/45	1,079	183,541
Series 2016-109, Class IH, IO
4.000%	10/20/45	1,764	297,384
GreenPoint MTA Trust,
Series 2005-AR1, Class A2, 1 Month LIBOR + 0.440%
2.946%(c)	06/25/45	1,535	1,463,568
Impac Secured Assets Trust,
Series 2007-1, Class A2, 1 Month LIBOR + 0.160%
2.666%(c)	03/25/37	320	291,417
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR8, Class A3A, 1 Month LIBOR + 0.230%
2.736%(c)	07/25/46	1,787	1,661,824
Station Place Securitization Trust,
Series 2015-2, Class A, 1 Month LIBOR + 0.550%, 144A^
2.990%(c)	07/15/19	1,350	1,350,000
Structured Asset Mortgage Investments Trust,
Series 2006-AR1, Class 2A1, 1 Month LIBOR + 0.230%
2.736%(c)	02/25/36	261	251,972
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR11, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500%
2.579%(c)	09/25/46	965	963,571

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2006-AR9, Class 1A, Federal Reserve US 12
Month Cumulative Avg 1 Year CMT + 1.000%
3.157%(c)	08/25/46		2,186	$2,032,455

				20,434,487

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $50,259,973)				47,888,182

SOVEREIGN BONDS — 32.0%
Argentina — 0.3%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
2.260%(cc)	12/31/38	EUR	60	37,589
2.500%(cc)	12/31/38		430	235,644
3.375%	01/15/23	EUR	610	548,643
5.250%	01/15/28	EUR	530	433,393
5.875%	01/11/28		290	208,438
6.250%	11/09/47	EUR	110	89,103
6.875%	01/11/48		1,360	946,900

				2,499,710

Australia — 1.1%
Australia Government Bond,
Sr. Unsec’d. Notes
1.750%	11/21/20	AUD	1,415	993,765
3.250%	04/21/25	AUD	10,085	7,571,134

				8,564,899

Austria — 0.1%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
2.100%	09/20/2117	EUR	840	1,112,551

Belgium — 0.7%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes
3.750%	06/22/45	EUR	1,140	1,879,843
Sr. Unsec’d. Notes, 144A
0.200%	10/22/23	EUR	1,400	1,621,601
0.800%	06/22/27	EUR	1,500	1,741,462

				5,242,906

Canada — 1.9%
Canadian Government Bond,
Bonds
2.750%	12/01/48	CAD	2,070	1,704,278
Province of British Columbia,
Unsec’d. Notes
2.850%	06/18/25	CAD	3,800	2,830,683
Province of Ontario,
Notes
4.650%	06/02/41	CAD	2,700	2,433,481
Unsec’d. Notes
2.600%	06/02/25	CAD	6,650	4,858,709
2.850%	06/02/23	CAD	4,420	3,290,346

				15,117,497

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Denmark — 0.1%
Denmark Government Bond,
Bonds
4.500%	11/15/39	DKK	4,255	$1,135,613

Ecuador — 0.1%
Ecuador Government International Bond,
Sr. Unsec’d. Notes
9.625%	06/02/27		390	352,949
Sr. Unsec’d. Notes, 144A
7.875%	01/23/28		330	268,125
8.875%	10/23/27		320	275,199

				896,273

France — 2.1%
French Republic Government Bond OAT,
Bonds
2.750%	10/25/27	EUR	7,710	10,528,475
4.500%	04/25/41	EUR	2,670	4,894,853
Bonds, 144A
1.750%	05/25/66	EUR	770	851,905

				16,275,233

Indonesia — 0.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes, MTN
5.875%	01/15/24		200	213,220
Sr. Unsec’d. Notes, MTN, 144A
4.750%	01/08/26		1,800	1,823,569
Indonesia Treasury Bond,
Sr. Unsec’d. Notes
8.750%	05/15/31	IDR	22,780,000	1,650,270

				3,687,059

Ireland — 0.2%
Ireland Government Bond,
Unsec’d. Notes
0.900%	05/15/28	EUR	1,370	1,569,447

Israel — 0.1%
Israel Government Bond,
Bonds
1.750%	08/31/25	ILS	2,680	711,176

Italy — 3.5%
Italy Buoni Poliennali del Tesoro,
Bonds
1.450%	11/15/24	EUR	6,840	7,572,628
2.800%	12/01/28	EUR	7,750	8,934,623
4.250%	03/01/20	EUR	5,470	6,549,623
Bonds, 144A
2.950%	09/01/38	EUR	930	1,013,812
Unsec’d. Notes, 144A
3.450%	03/01/48	EUR	2,650	3,008,307

				27,078,993

Japan — 12.3%
Japan Government Five Year Bond,
Sr. Unsec’d. Notes
0.100%	12/20/20	JPY	1,378,350	12,636,478
0.100%	09/20/21	JPY	756,000	6,941,915
0.100%	03/20/23	JPY	1,962,200	18,088,654

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan (continued)
Japan Government Forty Year Bond,
Sr. Unsec’d. Notes
1.400%	03/20/55	JPY	161,400	$1,742,775
Japan Government Thirty Year Bond,
Sr. Unsec’d. Notes
0.800%	03/20/48	JPY	159,350	1,484,533
1.400%	09/20/45	JPY	1,172,900	12,597,613
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes
0.600%	09/20/37	JPY	198,100	1,850,126
1.200%	03/20/35	JPY	2,073,350	21,456,491
Japanese Government CPI Linked Bond,
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/25	JPY	880,228	7,825,271
0.100%	03/10/26	JPY	1,139,180	10,268,630
0.100%	03/10/28	JPY	117,400	1,113,127

				96,005,613

Malaysia — 0.2%
Malaysia Government Bond,
Sr. Unsec’d. Notes
3.899%	11/16/27	MYR	7,820	1,850,427

Mexico — 0.2%
Mexican Bonos,
Bonds
6.500%	06/10/21	MXN	404	19,622
6.500%	06/09/22	MXN	556	26,547
8.000%	11/07/47	MXN	66	3,015
10.000%	12/05/24	MXN	31,978	1,728,275
Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	93	4,310
8.000%	12/07/23	MXN	2,224	110,440

				1,892,209

Singapore — 0.3%
Singapore Government Bond,
Sr. Unsec’d. Notes
2.750%	07/01/23	SGD	2,870	2,181,596

South Africa — 0.4%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
5.875%	06/22/30		1,420	1,384,557
South Africa Government Bond,
Bonds
6.500%	02/28/41	ZAR	1,150	55,751
7.000%	02/28/31	ZAR	9,700	553,802
8.250%	03/31/32	ZAR	2,175	135,386
8.750%	01/31/44	ZAR	1,110	68,610
8.875%	02/28/35	ZAR	14,090	909,011

				3,107,117

South Korea — 1.8%
Inflation Linked Korea Treasury Bond,
Sr. Unsec’d. Notes, TIPS
1.000%	06/10/26	KRW	12,580,620	11,232,042
1.750%	06/10/28	KRW	3,329,062	3,162,308

				14,394,350

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Spain — 2.3%
Spain Government Bond,
Bonds
0.050%	01/31/21	EUR	2,990	$3,441,897
Bonds, 144A
3.800%	04/30/24	EUR	1,020	1,366,671
5.400%	01/31/23	EUR	3,470	4,815,408
Sr. Unsec’d. Notes, 144A
3.450%	07/30/66	EUR	1,340	1,751,097
Unsec’d. Notes, 144A
1.500%	04/30/27	EUR	5,290	6,195,759

				17,570,832

Sri Lanka — 0.0%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes
6.850%	11/03/25		200	187,072

Supranational Bank — 0.2%
European Financial Stability Facility,
Gov’t. Gtd. Notes, EMTN
1.375%	05/31/47	EUR	1,100	1,207,019

Switzerland — 0.2%
Swiss Confederation Government Bond,
Bonds
2.250%	07/06/20	CHF	900	957,777
4.000%	04/08/28	CHF	300	425,842

				1,383,619

Thailand — 0.5%
Thailand Government Bond,
Sr. Unsec’d. Notes
1.875%	06/17/22	THB	115,260	3,522,496
3.650%	06/20/31	THB	16,860	564,962

				4,087,458

Turkey — 0.6%
Turkey Government International Bond,
Sr. Unsec’d. Notes
5.125%	02/17/28		5,170	4,525,921

United Kingdom — 2.3%
United Kingdom Gilt,
Bonds
3.500%	07/22/68	GBP	1,720	3,467,299
4.250%	12/07/46	GBP	2,180	4,232,764
4.500%	09/07/34	GBP	5,570	9,906,835

				17,606,898

TOTAL SOVEREIGN BONDS (cost $249,327,311)				249,891,488

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.3%
Federal Home Loan Banks
2.625%	09/12/25		3,700	3,641,066
Federal Home Loan Mortgage Corp.
4.000%	06/01/40		17	17,401
4.000%	02/01/41		101	103,565
4.000%	02/01/41		54	55,787
4.000%	11/01/41		11	11,009

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
3.500%	01/01/57	967	$963,993
4.000%	01/01/48	9,685	9,922,766
4.500%	06/01/45	807	840,411
4.500%	09/01/48	989	1,037,288
4.500%	TBA	49,000	50,738,927
5.000%	08/01/44	71	74,462
5.000%	TBA	1,000	1,047,422
Government National Mortgage Assoc.
4.000%	10/20/43	5,003	5,161,260
4.000%	05/20/45	58	59,787
4.000%	07/20/45	4,035	4,151,741
4.000%	08/20/45	2,150	2,212,581
4.000%	10/20/45	54	55,401
4.500%	11/20/47	967	1,001,254
4.500%	06/20/48	1,000	1,035,785
4.500%	07/20/48	29,337	30,377,827
4.500%	10/20/48	5,977	6,188,544
4.500%	11/20/48	3,992	4,134,651
5.000%	TBA	12,000	12,488,906

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $135,377,965)			135,321,834

TOTAL LONG-TERM INVESTMENTS (cost $800,078,564)			792,356,729

		Shares

SHORT-TERM INVESTMENTS — 1.8%
AFFILIATED MUTUAL FUNDS — 1.4%
PGIM Core Ultra Short Bond Fund(w)		7,398,445	7,398,445
PGIM Institutional Money Market Fund (cost $3,808,036; includes $3,795,626 of cash collateral for securities on loan)(b)(w)		3,808,101	3,807,721

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,206,481)			11,206,166

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.4%
Volkswagon Credit, Inc.

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
(cost $2,783,135)
2.819%	03/20/19	2,800	$2,780,909

TOTAL SHORT-TERM INVESTMENTS (cost $13,989,616)			13,987,075

TOTAL INVESTMENTS — 103.2% (cost $814,068,180)			806,343,804
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (3.2)%			(25,227,172)

NET ASSETS — 100.0%			$781,116,632

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,350,000 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,728,068; cash collateral of $3,795,626 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018 Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Rate shown reflects yield to maturity at purchase date.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

FORWARD COMMITMENT CONTRACTS

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.000%	TBA	01/14/19	(9,000)	$(9,174,375)
Government National Mortgage Assoc.	4.000%	TBA	01/23/19	(11,000)	(11,262,969)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $20,225,664)					$(20,437,344)

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
221	2 Year U.S. Treasury Notes	Mar. 2019	$46,921,062	$321,140
280	5 Year Euro-Bobl	Mar. 2019	42,513,778	124,498
20	10 Year Australian Treasury Bonds	Mar. 2019	14,212,879	18,188
36	10 Year Canadian Government Bonds	Mar. 2019	3,606,592	111,280
203	10 Year Euro-Bund	Mar. 2019	38,037,351	208,904
24	10 Year Japanese Bonds	Mar. 2019	33,388,258	146,070
139	10 Year U.S. Treasury Notes	Mar. 2019	16,960,172	83,314
7	10 Year U.S. Ultra Treasury Notes	Mar. 2019	910,547	28,785
49	20 Year U.S. Treasury Bonds	Mar. 2019	7,154,000	130,010
3	30 Year Euro Buxl	Mar. 2019	620,837	13,543
216	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	34,701,750	1,211,964

				2,397,696

Short Positions:
115	90 Day Euro Dollar	Jun. 2019	27,978,062	196,938
2,263	90 Day Euro Dollar	Dec. 2019	550,757,625	(1,677,437)
212	90 Day Euro Dollar	Dec. 2020	51,690,900	(280,599)
627	90 Day Euro Euribor	Dec. 2019	180,045,458	(98,735)
4	5 Year U.S. Treasury Notes	Mar. 2019	458,750	(1,173)
8	10 Year U.K. Gilt	Mar. 2019	1,255,940	(11,268)
35	Euro-BTP Italian Government Bond	Mar. 2019	5,125,746	(147,217)
140	Euro-OAT	Mar. 2019	24,189,095	26,787

				(1,992,704)

				$404,992

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/14/19	Morgan Stanley & Co. International PLC	ARS	86,059	$2,198,746	$2,238,009	$39,263	$—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	ARS	44,934	1,150,384	1,168,533	18,149	—
Australian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	4,932	3,576,875	3,478,415	—	(98,460)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	2,714	2,006,228	1,914,410	—	(91,818)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	2,467	1,800,109	1,739,851	—	(60,258)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	2,448	1,807,907	1,726,679	—	(81,228)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	1,243	899,206	876,526	—	(22,680)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	1,220	892,986	860,421	—	(32,565)
Brazilian Real,
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	15,498	4,002,635	3,998,092	—	(4,543)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	3,505	897,507	904,279	6,772	—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	8,542	2,183,673	2,199,085	15,412	—

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	3,479	$893,025	$895,482	$2,457	$—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	2,098	538,742	540,194	1,452	—
British Pound,
Expiring 01/17/19	Morgan Stanley & Co. International PLC	GBP	9,041	11,872,641	11,534,259	—	(338,382)
Expiring 01/17/19	Morgan Stanley & Co. International PLC	GBP	4,576	5,963,911	5,837,462	—	(126,449)
Expiring 01/17/19	Morgan Stanley & Co. International PLC	GBP	1,108	1,413,171	1,413,522	351	—
Expiring 01/17/19	Morgan Stanley & Co. International PLC	GBP	1,023	1,344,402	1,304,717	—	(39,685)
Expiring 01/17/19	Morgan Stanley & Co. International PLC	GBP	712	915,746	907,774	—	(7,972)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	3,771	4,833,256	4,825,463	—	(7,793)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	1,427	1,821,671	1,825,263	3,592	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	705	901,888	902,504	616	—
Canadian Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	3,597	2,708,896	2,639,306	—	(69,590)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	2,413	1,799,846	1,770,951	—	(28,895)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	2,240	1,666,250	1,643,737	—	(22,513)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	1,441	1,076,513	1,057,639	—	(18,874)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	1,198	898,933	879,019	—	(19,914)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	1,195	901,210	876,630	—	(24,580)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	596	448,786	437,191	—	(11,595)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	534	392,616	391,479	—	(1,137)
Chinese Renminbi,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	6,255	903,164	910,495	7,331	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	6,230	901,596	906,841	5,245	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	3,982	571,875	579,680	7,805	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	2,970	430,652	432,381	1,729	—
Colombian Peso,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	5,793,690	1,809,567	1,781,359	—	(28,208)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	2,845,865	903,449	875,004	—	(28,445)

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro,
Expiring 02/08/19	Morgan Stanley & Co. International PLC	EUR	5,396	$6,175,626	$6,203,007	$27,381	$—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	14,273	16,384,881	16,463,132	78,251	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	788	904,752	909,231	4,479	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	787	904,681	907,503	2,822	—
Hungarian Forint,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	HUF	329,530	1,167,429	1,182,570	15,141	—
Indian Rupee,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	INR	37,454	531,409	536,023	4,614	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	176,920	2,491,133	2,529,601	38,468	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	101,371	1,427,000	1,449,397	22,397	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	76,031	1,082,534	1,087,091	4,557	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	64,437	897,814	921,318	23,504	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	63,016	892,838	900,999	8,161	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	39,197	559,595	560,435	840	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	37,454	534,748	535,513	765	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	30,233	430,651	432,264	1,613	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	27,410	384,574	391,904	7,330	—
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	24,238	341,087	346,549	5,462	—
Indonesian Rupiah,
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	42,571,523	2,915,858	2,955,911	40,053	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	36,957,569	2,467,457	2,566,112	98,655	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	15,778,447	1,083,164	1,095,561	12,397	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	13,290,604	903,403	922,820	19,417	—
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	10,818,603	753,385	751,179	—	(2,206)
Japanese Yen,
Expiring 01/15/19	Morgan Stanley & Co. International PLC	JPY	2,019,166	18,306,291	18,444,888	138,597	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	202,744	1,806,460	1,861,754	55,294	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	202,205	1,795,177	1,856,809	61,632	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	200,706	1,798,529	1,843,038	44,509	—

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	101,139	$903,474	$928,743	$25,269	$—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	100,555	899,247	923,377	24,130	—
Malaysian Ringgit,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	MYR	4,593	1,098,226	1,111,258	13,032	—
Expiring 01/07/19	Morgan Stanley & Co. International PLC	MYR	3,718	892,786	899,492	6,706	—
Expiring 01/10/19	Morgan Stanley & Co. International PLC	MYR	3,751	898,435	907,615	9,180	—
Mexican Peso,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	27,667	1,389,382	1,390,478	1,096	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	18,231	892,720	916,252	23,532	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	18,206	892,621	914,966	22,345	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	14,693	715,180	738,421	23,241	—
New Taiwanese Dollar,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	TWD	81,962	2,680,255	2,668,509	—	(11,746)
Expiring 01/18/19	Morgan Stanley & Co. International PLC	TWD	69,748	2,287,575	2,273,453	—	(14,122)
New Zealand Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	1,359	936,535	913,430	—	(23,105)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	1,342	922,417	902,242	—	(20,175)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	1,313	902,937	882,354	—	(20,583)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	1,310	891,440	880,328	—	(11,112)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	1,296	897,446	871,118	—	(26,328)
Norwegian Krone,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	7,814	891,846	906,862	15,016	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NOK	3,043	359,458	353,221	—	(6,237)
Philippine Peso,
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	47,779	899,212	908,255	9,043	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	18,588	350,364	353,341	2,977	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	17,338	326,869	329,580	2,711	—
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	13,235	251,513	251,599	86	—
Polish Zloty,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	PLN	3,407	903,094	912,060	8,966	—

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Russian Ruble,
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	60,181	$892,229	$857,513	$—	$(34,716)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	59,344	890,989	845,587	—	(45,402)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	38,520	570,743	548,859	—	(21,884)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	35,652	531,409	508,003	—	(23,406)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	30,340	453,075	432,302	—	(20,773)
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	29,230	430,652	416,491	—	(14,161)
Singapore Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	823	605,409	605,102	—	(307)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	782	571,875	574,532	2,657	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	725	531,409	532,549	1,140	—
South African Rand,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	5,209	360,941	358,578	—	(2,363)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	4,921	357,574	338,807	—	(18,767)
South Korean Won,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	1,008,167	901,356	904,369	3,013	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	646,076	577,317	579,558	2,241	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	588,850	531,409	528,223	—	(3,186)
Turkish Lira,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	3,549	624,062	643,020	18,958	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	2,952	536,301	534,749	—	(1,552)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	1,979	358,535	358,532	—	(3)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	1,967	357,463	356,378	—	(1,085)

				$166,434,318	$165,987,367	1,041,852	(1,488,803)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/16/19	Morgan Stanley & Co. International PLC	AUD	12,077	$8,543,619	$8,509,041	$34,578	$—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	2,469	1,809,403	1,741,075	68,328	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	2,449	1,789,039	1,727,353	61,686	—

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	2,445	$1,804,221	$1,724,203	$80,018	$—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	AUD	1,253	900,584	883,462	17,122	—
Brazilian Real,
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	8,542	2,188,120	2,203,671	—	(15,551)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	3,518	902,517	907,627	—	(5,110)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	3,472	902,915	895,690	7,225	—
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	2,386	612,471	615,623	—	(3,152)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	705	181,034	181,788	—	(754)
Expiring 01/03/19	Morgan Stanley & Co. International PLC	BRL	380	97,855	97,970	—	(115)
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	3,494	900,576	899,389	1,187	—
Expiring 02/04/19	Morgan Stanley & Co. International PLC	BRL	2,082	539,863	536,009	3,854	—
British Pound,
Expiring 01/17/19	Morgan Stanley & Co. International PLC	GBP	54,814	70,159,599	69,928,090	231,509	—
Expiring 01/17/19	Morgan Stanley & Co. International PLC	GBP	3,458	4,339,217	4,411,469	—	(72,252)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	717	907,813	917,015	—	(9,202)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	GBP	712	905,733	910,936	—	(5,203)
Canadian Dollar,
Expiring 01/24/19	Morgan Stanley & Co. International PLC	CAD	21,484	16,380,736	15,747,622	633,114	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	8,073	6,080,107	5,924,019	156,088	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	6,389	4,805,195	4,688,857	116,338	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	2,367	1,783,824	1,737,305	46,519	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	1,186	899,793	870,256	29,537	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CAD	692	525,400	507,689	17,711	—
Chinese Renminbi,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	73,799	10,583,590	10,742,676	—	(159,086)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	6,244	903,315	908,846	—	(5,531)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	6,161	898,631	896,808	1,823	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	3,693	535,573	537,600	—	(2,027)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	CNH	2,728	395,245	397,026	—	(1,781)

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Colombian Peso,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	COP	2,014,821	$624,228	$619,487	$4,741	$—
Danish Krone,
Expiring 01/24/19	Morgan Stanley & Co. International PLC	DKK	6,721	1,036,516	1,033,638	2,878	—
Euro,
Expiring 02/08/19	Morgan Stanley & Co. International PLC	EUR	123,056	141,719,280	141,466,958	252,322	—
Expiring 02/08/19	Morgan Stanley & Co. International PLC	EUR	2,142	2,455,128	2,462,466	—	(7,338)
Expiring 02/08/19	Morgan Stanley & Co. International PLC	EUR	1,353	1,549,102	1,555,383	—	(6,281)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	2,941	3,374,203	3,392,439	—	(18,236)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	2,432	2,781,921	2,805,106	—	(23,185)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	1,587	1,814,632	1,830,498	—	(15,866)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	1,587	1,809,839	1,829,968	—	(20,129)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	1,585	1,822,110	1,828,564	—	(6,454)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	788	908,705	908,435	270	—
Expiring 03/20/19	Morgan Stanley & Co. International PLC	EUR	784	903,942	903,960	—	(18)
Indian Rupee,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	INR	37,454	535,130	536,023	—	(893)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	529,802	7,241,496	7,575,098	—	(333,602)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	65,375	902,839	934,724	—	(31,885)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	62,848	896,811	898,598	—	(1,787)
Expiring 01/15/19	Morgan Stanley & Co. International PLC	INR	28,168	389,336	402,752	—	(13,416)
Indonesian Rupiah,
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	28,713,468	1,973,875	1,993,691	—	(19,816)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	13,056,246	900,512	906,548	—	(6,036)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	12,845,602	891,035	891,922	—	(887)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	10,449,276	719,746	725,535	—	(5,789)
Expiring 01/14/19	Morgan Stanley & Co. International PLC	IDR	10,383,714	712,776	720,983	—	(8,207)
Expiring 01/29/19	Morgan Stanley & Co. International PLC	IDR	23,216,528	1,500,939	1,609,362	—	(108,423)
Israeli Shekel,
Expiring 01/08/19	Morgan Stanley & Co. International PLC	ILS	2,441	662,969	653,211	9,758	—

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 01/15/19	Morgan Stanley & Co. International PLC	JPY	12,412,759	$110,848,198	$113,389,388	$—	$(2,541,190)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	325,926	2,914,377	2,992,916	—	(78,539)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	100,409	892,499	922,033	—	(29,534)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	100,408	898,529	922,030	—	(23,501)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	100,326	892,398	921,274	—	(28,876)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	99,954	900,457	917,860	—	(17,403)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	99,367	900,108	912,469	—	(12,361)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	JPY	98,385	892,650	903,447	—	(10,797)
Malaysian Ringgit,
Expiring 01/10/19	Morgan Stanley & Co. International PLC	MYR	7,630	1,832,610	1,846,067	—	(13,457)
Mexican Peso,
Expiring 02/07/19	Morgan Stanley & Co. International PLC	MXN	38,875	1,872,324	1,966,018	—	(93,694)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	18,330	898,966	921,208	—	(22,242)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	18,146	900,134	911,955	—	(11,821)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	17,951	891,352	902,164	—	(10,812)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	MXN	17,753	891,448	892,240	—	(792)
New Taiwanese Dollar,
Expiring 01/07/19	Morgan Stanley & Co. International PLC	TWD	69,748	2,284,578	2,270,847	13,731	—
Expiring 01/07/19	Morgan Stanley & Co. International PLC	TWD	12,214	397,179	397,663	—	(484)
Expiring 01/18/19	Morgan Stanley & Co. International PLC	TWD	31,165	1,014,975	1,015,822	—	(847)
New Zealand Dollar,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	NZD	17,679	12,043,633	11,882,504	161,129	—
Philippine Peso,
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	282,655	5,348,755	5,373,158	—	(24,403)
Expiring 01/04/19	Morgan Stanley & Co. International PLC	PHP	47,036	888,651	894,141	—	(5,490)
Expiring 02/04/19	Morgan Stanley & Co. International PLC	PHP	232,752	4,423,263	4,411,595	11,668	—
Russian Ruble,
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	59,610	891,544	849,372	42,172	—
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	59,498	891,933	847,769	44,164	—
Expiring 02/21/19	Morgan Stanley & Co. International PLC	RUB	51,771	776,740	737,675	39,065	—

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar,
Expiring 01/16/19	Morgan Stanley & Co. International PLC	SGD	2,930	$2,128,863	$2,150,522	$—	$(21,659)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SGD	544	396,623	399,634	—	(3,011)
South African Rand,
Expiring 01/15/19	Morgan Stanley & Co. International PLC	ZAR	28,524	1,973,625	1,978,761	—	(5,136)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	ZAR	5,178	360,208	356,461	3,747	—
South Korean Won,
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	1,782,969	1,583,806	1,599,401	—	(15,595)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	999,819	899,263	896,881	2,382	—
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	516,174	458,292	463,031	—	(4,739)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	443,547	396,211	397,881	—	(1,670)
Expiring 01/28/19	Morgan Stanley & Co. International PLC	KRW	399,332	357,216	358,218	—	(1,002)
Expiring 02/28/19	Morgan Stanley & Co. International PLC	KRW	15,320,783	13,593,100	13,758,031	—	(164,931)
Swedish Krona,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SEK	7,904	894,771	897,481	—	(2,710)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	SEK	3,496	393,153	396,950	—	(3,797)
Swiss Franc,
Expiring 01/24/19	Morgan Stanley & Co. International PLC	CHF	1,499	1,506,770	1,528,395	—	(21,625)
Thai Baht,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	THB	132,730	4,067,742	4,085,396	—	(17,654)
Turkish Lira,
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	3,950	713,769	715,681	—	(1,912)
Expiring 03/20/19	Morgan Stanley & Co. International PLC	TRY	1,987	359,822	360,010	—	(188)

				$504,873,593	$506,878,813	2,094,664	(4,099,884)

						$3,136,516	$(5,588,687)

Cross currency exchange contracts outstanding at December 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
03/20/19	Buy	AUD	504	JPY	39,323	$—	$(5,484)	Morgan Stanley & Co. International PLC
03/20/19	Buy	AUD	1,252	NZD	1,316	—	(2,101)	Morgan Stanley & Co. International PLC
03/20/19	Buy	AUD	2,513	EUR	1,587	—	(58,043)	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts (continued):
03/20/19	Buy	CAD	477	AUD	491	$3,778	$—	Morgan Stanley & Co. International PLC
03/20/19	Buy	CAD	482	JPY	40,218	—	(15,394)	Morgan Stanley & Co. International PLC
03/20/19	Buy	CAD	1,200	EUR	790	—	(30,189)	Morgan Stanley & Co. International PLC
03/20/19	Buy	CAD	1,206	EUR	794	—	(31,042)	Morgan Stanley & Co. International PLC
03/20/19	Buy	CAD	1,208	EUR	791	—	(26,321)	Morgan Stanley & Co. International PLC
03/20/19	Buy	CAD	3,571	EUR	2,367	—	(109,994)	Morgan Stanley & Co. International PLC
03/20/19	Buy	CHF	8,150	EUR	7,239	3,736	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	CZK	66,127	EUR	2,543	17,044	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	CZK	66,369	EUR	2,546	24,336	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	356	NOK	3,532	823	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	420	NOK	4,107	8,252	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	734	SEK	7,540	—	(9,127)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	782	SEK	7,957	—	(1,096)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	788	HUF	253,801	—	(1,360)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	788	CZK	20,427	—	(2,086)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	790	PLN	3,415	—	(2,923)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	791	CHF	894	—	(3,594)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	797	GBP	721	—	(3,305)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	1,191	NOK	11,625	24,862	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	1,521	RON	7,148	—	(2,168)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	1,580	CHF	1,790	—	(11,990)	Morgan Stanley & Co. International PLC
03/20/19	Buy	EUR	1,584	CAD	2,447	32,085	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	GBP	312	EUR	344	1,363	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	GBP	709	EUR	794	—	(7,837)	Morgan Stanley & Co. International PLC
03/20/19	Buy	GBP	722	EUR	793	9,546	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	HUF	254,738	EUR	789	3,664	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	JPY	300,237	EUR	2,365	29,086	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	3,096	EUR	311	72	—	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts (continued):
03/20/19	Buy	NOK	7,672	EUR	791	$—	$(22,404)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	7,790	EUR	794	—	(11,970)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	7,795	EUR	798	—	(15,473)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	7,803	EUR	795	—	(11,040)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	7,860	EUR	788	3,182	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	7,876	EUR	792	973	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	7,883	EUR	794	—	(582)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	7,890	EUR	788	7,211	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	15,356	EUR	1,579	—	(38,606)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	15,733	EUR	1,614	—	(35,238)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	15,760	EUR	1,584	2,122	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	NOK	22,547	EUR	2,313	—	(50,870)	Morgan Stanley & Co. International PLC
03/20/19	Buy	NZD	1,339	EUR	788	—	(8,991)	Morgan Stanley & Co. International PLC
03/20/19	Buy	PLN	3,398	EUR	789	—	(440)	Morgan Stanley & Co. International PLC
03/20/19	Buy	PLN	11,491	EUR	2,658	11,041	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	SEK	8,086	EUR	788	9,502	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	SEK	8,191	EUR	793	15,954	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	SEK	11,535	EUR	1,127	10,301	—	Morgan Stanley & Co. International PLC
03/20/19	Buy	SEK	30,154	EUR	2,936	37,151	—	Morgan Stanley & Co. International PLC

						$256,084	$(519,668)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Republic of China	12/20/20	1.000%(Q)	27,520	$(401,869)	$216,981	$(618,850)	Citibank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.EM.30.V1	12/20/23	1.000%	(Q)	1,810	$87,166	$84,331	$(2,835)

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1) (continued):
iTraxx Europe.30.V1	12/20/23	1.000%	(Q)	EUR	11,590	$(110,288)	$(80,927)	$29,361

						$(23,122)	$3,404	$26,526

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.EM.29.V1	06/20/23	1.000%(Q)		4,500	1.910%	$(124,083)	$(164,168)	$(40,085)
CDX.NA.IG.30.V1	06/20/23	1.000%(Q)		41,265	0.805%	704,646	344,907	(359,739)
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)		142,870	0.877%	1,943,622	840,695	(1,102,927)
iTraxx Europe.30.V1	12/20/23	1.000%(Q)	EUR	7,000	1.095%	(10,643)	(33,764)	(23,121)

						$2,513,542	$987,670	$(1,525,872)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	53,620	03/20/24	2.750%(S)	6 Month BBSW(1)(S)	$(713,907)	$(926,939)	$(213,032)
BRL	30,672	01/02/20	7.250%(M)	Brazil Interbank Overnight Lending Rate(2)(M)	9,686	60,120	50,434
BRL	11,275	01/04/21	8.000%(M)	Brazil Interbank Overnight Lending Rate(2)(M)	5,165	38,144	32,979
CAD	21,020	03/20/21	2.500%(S)	3 Month CDOR(2)(S)	7,746	81,285	73,539

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
CAD	46,730	03/20/24	2.500%(S)	3 Month CDOR(2)(S)	$(667)	$332,627	$333,294
CHF	18,980	08/07/28	1.050%(A)	6 Month CHF LIBOR(2)(S)	(13,300)	244,092	257,392
CHF	1,610	03/20/29	0.500%(A)	6 Month CHF LIBOR(2)(S)	13,523	28,317	14,794
EUR	115,960	11/22/20	(0.085)%(A)	3 Month EURIBOR(2)(Q)	5,647	162,504	156,857
EUR	45,670	01/18/21	(0.100)%(A)	3 Month EURIBOR(2)(Q)	(10,641)	143,228	153,869
EUR	11,300	03/20/21	0.000%(A)	6 Month EURIBOR(2)(S)	25,792	39,895	14,103
EUR	95,520	12/16/21	0.350%(A)	6 Month EURIBOR(2)(S)	(352,344)	800,959	1,153,303
EUR	6,430	03/20/22	0.250%(A)	6 Month EURIBOR(2)(S)	46,393	63,549	17,156
EUR	44,840	09/28/22	0.600%(A)	6 Month EURIBOR(2)(S)	9,159	388,257	379,098
EUR	30,490	03/20/23	0.500%(A)	6 Month EURIBOR(2)(S)	412,265	546,118	133,853
EUR	27,710	08/03/23	0.670%(A)	6 Month EURIBOR(2)(S)	74,346	328,795	254,449
EUR	132,420	03/20/24	0.500%(A)	6 Month EURIBOR(2)(S)	1,326,969	1,917,677	590,708
EUR	5,970	03/20/26	0.750%(A)	6 Month EURIBOR(2)(S)	77,754	107,268	29,514
EUR	14,870	03/20/29	1.000%(A)	6 Month EURIBOR(2)(S)	134,237	250,307	116,070
EUR	8,150	06/19/29	1.500%(A)	6 Month EURIBOR(2)(S)	(19,304)	(9,151)	10,153
EUR	2,110	03/20/39	1.500%(A)	6 Month EURIBOR(2)(S)	39,087	67,700	28,613
GBP	15,810	08/01/23	1.100%(A)	1 Day SONIA(1)(A)	(15,274)	(135,898)	(120,624)
GBP	3,180	03/20/24	1.500%(S)	6 Month GBP LIBOR(2)(S)	28,101	35,209	7,108
GBP	15,070	06/21/28	2.000%(S)	6 Month GBP LIBOR(2)(S)	(417,504)	(403,054)	14,450
GBP	12,050	08/03/28	1.900%(S)	6 Month GBP LIBOR(1)(S)	(23,687)	(244,442)	(220,755)
GBP	2,890	12/18/28	1.150%(A)	1 Day SONIA(1)(A)	3,358	2,493	(865)
GBP	1,400	03/20/29	1.500%(S)	6 Month GBP LIBOR(2)(S)	(7,815)	8,538	16,353
GBP	1,070	03/20/39	1.750%(S)	6 Month GBP LIBOR(1)(S)	(8,188)	(47,065)	(38,877)
GBP	460	03/20/49	1.750%(S)	6 Month GBP LIBOR(2)(S)	2,663	29,626	26,963
JPY	466,200	03/22/28	0.500%(S)	6 Month JPY LIBOR(1)(S)	(4,784)	(51,684)	(46,900)
JPY	199,770	06/14/38	1.250%(S)	6 Month JPY LIBOR(1)(S)	(27,640)	(59,444)	(31,804)
JPY	1,087,870	03/20/49	1.000%(S)	6 Month JPY LIBOR(1)(S)	(399,866)	(745,634)	(345,768)
KRW	8,108,640	08/07/28	2.365%(Q)	3 Month KWCDC(1)(Q)	(53,147)	(147,452)	(94,305)
KRW	3,871,370	09/20/28	2.250%(Q)	3 Month KWCDC(1)(Q)	5,241	(56,181)	(61,422)
MXN	23,000	06/17/20	7.600%(M)	28 Day Mexican Interbank Rate(2)(M)	(1,014)	(17,223)	(16,209)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	18,975	12/16/20	8.050%(M)	28 Day Mexican Interbank Rate(2)(M)	$(8,785)	$(9,611)	$(826)
MXN	344,025	10/18/28	9.290%(M)	28 Day Mexican Interbank Rate(2)(M)	(177,571)	51,356	228,927
MXN	98,525	10/27/28	9.300%(M)	28 Day Mexican Interbank Rate(2)(M)	(63,649)	15,349	78,998
NOK	60,270	03/20/24	2.000%(A)	6 Month NIBOR(2)(S)	23,566	57,330	33,764
NZD	73,060	03/20/21	2.250%(S)	3 Month New Zealand Bill Bank Rate(2)(Q)	123,103	257,477	134,374
PLN	8,010	12/05/28	3.125%(A)	6 Month WIBOR(1)(S)	—	(21,584)	(21,584)
SEK	492,520	01/18/21	0.050%(A)	3 Month STIBOR(1)(Q)	21,122	25,154	4,032
SEK	819,300	12/16/21	0.500%(A)	3 Month STIBOR(1)(Q)	477,419	(307,763)	(785,182)
SEK	245,190	03/20/23	0.500%(A)	3 Month STIBOR(1)(Q)	(75,198)	(94,548)	(19,350)
SEK	633,900	03/20/24	0.750%(A)	3 Month STIBOR(1)(Q)	(539,066)	(640,980)	(101,914)
SEK	54,340	03/20/29	1.250%(A)	3 Month STIBOR(1)(Q)	(30,373)	(44,375)	(14,002)
	95,110	03/20/21	2.750%(S)	3 Month LIBOR(1)(Q)	270,750	(234,637)	(505,387)
	54,620	03/20/24	2.750%(S)	3 Month LIBOR(1)(Q)	224,211	(453,045)	(677,256)
	2,930	12/21/27	2.750%(S)	3 Month LIBOR(2)(Q)	(55,501)	(3,305)	52,196
	3,220	09/20/28	3.000%(S)	3 Month LIBOR(2)(Q)	(40,236)	21,297	61,533
	1,705	10/27/28	3.250%(S)	3 Month LIBOR(1)(Q)	(3,942)	(28,496)	(24,554)
	4,140	03/20/29	3.000%(S)	3 Month LIBOR(2)(Q)	28,223	103,247	75,024
	5,720	06/16/37	2.750%(S)	3 Month LIBOR(2)(Q)	(243,632)	(105,621)	138,011
	6,160	11/08/48	3.500%(S)	3 Month LIBOR(2)(Q)	113,417	428,231	314,814

					$201,908	$1,848,017	$1,646,109

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$216,981	$—	$—	$(618,850)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$11,697,657	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$52,896,305	$—
United States	—	63,890,507	—
Corporate Bonds
Austria	—	1,147,068	—
Belgium	—	5,890,996	—
Bermuda	—	768,788	—
Canada	—	3,371,690	—
China	—	1,510,922	—
Finland	—	790,500	—
France	—	17,354,636	—
Germany	—	51,353,810	—
India	—	689,623	—
Ireland	—	6,934,144	—
Israel	—	1,559,881	—
Italy	—	2,344,285	—
Japan	—	1,591,863	—
Mexico	—	1,373,171	—
Netherlands	—	5,953,348	—
Russia	—	200,457	—
Spain	—	3,867,151	—
Supranational Bank	—	4,564,044	—
Switzerland	—	7,166,759	—
United Arab Emirates	—	300,800	—
United Kingdom	—	12,958,051	—
United States	—	107,141,412	—
Venezuela	—	1,065,054	—
Municipal Bonds
Puerto Rico	—	2,569,960	—
Residential Mortgage-Backed Securities
United Kingdom	—	27,453,695	—
United States	—	19,084,487	1,350,000

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds
Argentina	$—	$2,499,710	$—
Australia	—	8,564,899	—
Austria	—	1,112,551	—
Belgium	—	5,242,906	—
Canada	—	15,117,497	—
Denmark	—	1,135,613	—
Ecuador	—	896,273	—
France	—	16,275,233	—
Indonesia	—	3,687,059	—
Ireland	—	1,569,447	—
Israel	—	711,176	—
Italy	—	27,078,993	—
Japan	—	96,005,613	—
Malaysia	—	1,850,427	—
Mexico	—	1,892,209	—
Singapore	—	2,181,596	—
South Africa	—	3,107,117	—
South Korea	—	14,394,350	—
Spain	—	17,570,832	—
Sri Lanka	—	187,072	—
Supranational Bank	—	1,207,019	—
Switzerland	—	1,383,619	—
Thailand	—	4,087,458	—
Turkey	—	4,525,921	—
United Kingdom	—	17,606,898	—
U.S. Government Agency Obligations	—	135,321,834	—
Affiliated Mutual Funds	11,206,166	—	—
Commercial Paper	—	2,780,909	—
Other Financial Instruments*
Forward Commitment Contracts	—	(20,437,344)	—
Futures Contracts	404,992	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,452,171)	—
OTC Cross Currency Exchange Contracts	—	(263,584)	—
OTC Credit Default Swap Agreement	—	(401,869)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,499,346)	—
Centrally Cleared Interest Rate Swap Agreements	—	1,646,109	—

Total	$11,611,158	$770,379,433	$1,350,000

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Sovereign Bonds	32.0%
U.S. Government Agency Obligations	17.3
Banks	12.9
Residential Mortgage-Backed Securities	7.0
Student Loans	6.9
Collateralized Loan Obligations	6.8
Pharmaceuticals	2.1
Telecommunications	2.0
Oil & Gas	1.6
Electric	1.5
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	1.4
Pipelines	1.2
Media	1.1
Diversified Financial Services	1.0
Insurance	0.9
Chemicals	0.9
Beverages	0.6
Multi-National	0.6
Aerospace & Defense	0.5
Software	0.5

Home Equity Loans	0.5%
Retail	0.4
Semiconductors	0.4
Healthcare-Products	0.4
Commercial Paper	0.4
Real Estate Investment Trusts (REITs)	0.3
Municipal Bonds	0.3
Investment Companies	0.3
Auto Manufacturers	0.3
Internet	0.2
Mining	0.2
Water	0.2
Commercial Services	0.1
Biotechnology	0.1
Real Estate	0.1
Agriculture	0.1
Healthcare-Services	0.1
Engineering & Construction	0.0	*
Foods	0.0	*
Miscellaneous Manufacturing	0.0	*

	103.2
Liabilities in excess of other assets	(3.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$29,361	*	Due from/to broker — variation margin swaps	$1,528,707	*
Credit contracts	Premiums paid for OTC swap agreements	216,981		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	618,850
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	256,084		Unrealized depreciation on OTC cross currency exchange contracts	519,668
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,136,516		Unrealized depreciation on OTC forward foreign currency exchange contracts	5,588,687
Interest rate contracts	Due from/to broker — variation margin futures	2,621,421	*	Due from/to broker — variation margin futures	2,216,429	*
Interest rate contracts	Due from/to broker — variation margin swaps	4,986,725	*	Due from/to broker — variation margin swaps	3,340,616	*

Total		$11,247,088			$13,812,957

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only settled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(1,044,721)
Foreign exchange contracts	—	—	2,001,364	—
Interest rate contracts	(31,884)	(1,288,516)	—	829,313

Total	$(31,884)	$(1,288,516)	$2,001,364	$(215,408)

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(348,130)
Foreign exchange contracts	—	—	(1,416,740)	—
Interest rate contracts	(56,522)	600,145	—	4,024,218

Total	$(56,522)	$600,145	$(1,416,740)	$3,676,088

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts- Long Positions(4)	Futures Contracts- Short Positions(4)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)
$12,754	$233,434,769	$356,136,670	$270,691,590	$577,513,588	$145,596,428

Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Total Return Swap Agreements(4)
$9,650,728	$1,581,943,005	$65,951,779	$63,943,587	$331,608

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$3,728,068	$(3,728,068)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citibank, N.A	$216,981	$(618,850)	$(401,869)	$401,869	$—
Morgan Stanley & Co. International PLC	3,392,600	(6,108,355)	(2,715,755)	2,715,755	—

	$3,609,581	$(6,727,205)	$(3,117,624)	$3,117,624	$—

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $3,728,068:
Unaffiliated investments (cost $802,861,699)	$795,137,638
Affiliated investments (cost $11,206,481)	11,206,166
Foreign currency, at value (cost $298,931)	303,891
Deposit with broker for centrally cleared/exchange-traded derivatives	11,697,657
Receivable for investments sold	79,828,981
Cash segregated for counterparty—OTC	13,060,000
Dividends and interest receivable	4,827,001
Unrealized appreciation on OTC forward foreign currency contracts	3,136,516
Due from broker-variation margin futures	576,441
Unrealized appreciation on OTC cross currency exchange contracts	256,084
Premiums paid for OTC swap agreements	216,981
Tax reclaim receivable	48,833
Prepaid expenses	5,949

Total Assets	920,302,138

LIABILITIES:
Payable for investments purchased	105,357,531
Forward commitment contracts, at value (proceeds receivable $20,225,664)	20,437,344
Unrealized depreciation on OTC forward foreign currency contracts	5,588,687
Payable to broker for collateral for securities on loan	3,795,626
Payable for Portfolio shares repurchased	2,464,200
Unrealized depreciation on OTC swap agreements	618,850
Unrealized depreciation on OTC cross currency exchange contracts	519,668
Management fees payable	181,325
Accrued expenses and other liabilities	121,811
Due to broker-variation margin swaps	53,571
Distribution fee payable	32,143
Payable to affiliate	14,381
Affiliated transfer agent fee payable	369

Total Liabilities	139,185,506

NET ASSETS	$781,116,632

Net assets were comprised of:
Partners Equity	$781,116,632

Net asset value and redemption price per share, $781,116,632 / 73,162,972 outstanding shares of beneficial interest	$10.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $149,750, of which $30,942 is reimbursable by an affiliate)	$18,870,679
Affiliated dividend income	439,458
Income from securities lending, net (including affiliated income of $16,316)	16,323

19,326,460

EXPENSES
Management fees	5,011,086
Distribution fee	1,990,199
Custodian and accounting fees	178,674
Audit fee	58,010
Trustees’ fees	18,120
Shareholders’ reports	13,192
Legal fees and expenses	12,698
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	34,070

Total expenses	7,323,036
Less: Fee waivers and/or expense reimbursement	(47,283)

Net expenses	7,275,753

NET INVESTMENT INCOME (LOSS)	12,050,707

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(838))	(2,520,290)
Futures transactions	(1,288,516)
Swap agreements transactions	(215,408)
Forward and cross currency contracts transactions	2,001,364
Foreign currency transactions	4,457,302

2,434,452

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(74))	(19,974,926)
Futures	600,145
Swap agreements	3,676,088
Forward and cross currency contracts	(1,416,740)
Foreign currencies	(109,666)

(17,225,099)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(14,790,647)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,739,940)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$12,050,707	$10,268,567
Net realized gain (loss) on investment and foreign currency transactions	2,434,452	(2,482,492)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(17,225,099)	8,530,118

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,739,940)	16,316,193

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [9,648,503 and 6,708,027 shares, respectively]	102,471,574	71,259,981
Portfolio share repurchased [11,277,350 and 7,447,257 shares, respectively]	(119,545,774)	(79,120,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(17,074,200)	(7,860,257)

CAPITAL CONTRIBUTIONS	50,701	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,763,439)	8,455,936
NET ASSETS:
Beginning of year	800,880,071	792,424,135

End of year	$781,116,632	$800,880,071

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS	Shares	Value
Australia — 3.8%
Atlas Arteria Ltd.	51,888	$228,628
Transurban Group	30,828	252,822

		481,450

Canada — 4.9%
Enbridge, Inc.	8,328	258,710
Pembina Pipeline Corp.	7,671	227,599
Westshore Terminals Investment Corp.	9,118	137,451

		623,760

China — 2.4%
China Tower Corp. Ltd. (Class H Stock), 144A*	1,085,471	205,350
Huaneng Renewables Corp. Ltd. (Class H Stock)	408,388	108,745

		314,095

France — 7.6%
Aeroports de Paris	1,195	227,115
Eiffage SA	3,239	271,098
Getlink SE	10,064	135,317
Vinci SA	4,130	341,065

		974,595

Germany — 3.1%
E.ON SE	19,815	195,978
RWE AG	9,384	204,442

		400,420

Italy — 7.1%
Atlantia SpA	6,395	133,031
Enav SpA, 144A	39,537	192,668
Enel SpA	48,725	282,946
Italgas SpA	52,285	299,592

		908,237

Malaysia — 0.7%
Malaysia Airports Holdings Bhd	47,504	96,164

Mexico — 0.8%
CFE Capital S de RL de CV, REIT	118,389	101,269

New Zealand — 1.7%
Auckland International Airport Ltd.	44,688	214,936

Spain — 8.5%
Cellnex Telecom SA, 144A*	7,968	204,490
Ferrovial SA	17,450	354,217
Iberdrola SA	37,711	304,153
Red Electrica Corp. SA	9,876	221,060

		1,083,920

United Kingdom — 1.0%
National Grid PLC	13,266	129,190

United States — 53.8%
American Electric Power Co., Inc.	6,587	492,312
American Tower Corp., REIT	1,359	214,980
Cheniere Energy, Inc.*	6,154	364,255
CSX Corp.	4,256	264,425

COMMON STOCKS (continued)	Shares	Value
United States (continued)
CyrusOne, Inc., REIT(a)	2,471	$130,666
Duke Energy Corp.	1,676	144,639
Edison International	3,847	218,394
Equinix, Inc., REIT	502	176,985
Evergy, Inc.	7,997	453,990
Exelon Corp.	8,366	377,307
FirstEnergy Corp.(a)	12,726	477,861
Kinder Morgan, Inc.	11,895	182,945
NextEra Energy, Inc.	4,279	743,776
NRG Energy, Inc.	6,784	268,646
ONEOK, Inc.(a)	8,276	446,490
PG&E Corp.*	5,658	134,378
Republic Services, Inc.	2,909	209,710
SCANA Corp.	7,369	352,091
Sempra Energy(a)	2,892	312,885
Targa Resources Corp.	1,668	60,081
Union Pacific Corp.	2,499	345,437
Waste Connections, Inc.	2,787	206,935
Williams Cos., Inc. (The)(a)	14,723	324,642

		6,903,830

TOTAL LONG-TERM INVESTMENTS (cost $12,187,444)		12,231,866

SHORT-TERM INVESTMENTS — 19.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	1,028,460	1,028,460
PGIM Institutional Money Market Fund (cost $1,485,998; includes $1,482,992 of cash collateral for securities on loan)(b)(w)	1,486,006	1,485,858

TOTAL SHORT-TERM INVESTMENTS (cost $2,514,458)		2,514,318

TOTAL INVESTMENTS — 115.0% (cost $14,701,902)		14,746,184
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.0)%		(1,922,220)

NET ASSETS — 100.0%		$12,823,964

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,471,139; cash collateral of $1,482,992 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$481,450	$—
Canada	623,760	—	—
China	—	314,095	—
France	—	974,595	—
Germany	—	400,420	—
Italy	—	908,237	—
Malaysia	—	96,164	—
Mexico	101,269	—	—
New Zealand	—	214,936	—
Spain	—	1,083,920	—
United Kingdom	—	129,190	—
United States	6,903,830	—	—
Affiliated Mutual Funds	2,514,318	—	—

Total	$10,143,177	$4,603,007	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Electric Utilities	30.0%
Affiliated Mutual Funds (11.6% represents investments purchased with collateral from securities on loan)	19.6
Oil, Gas & Consumable Fuels	14.5
Transportation Infrastructure	12.6
Multi-Utilities	9.3
Construction & Engineering	7.5

Road & Rail	4.8%
Equity Real Estate Investment Trusts (REITs)	4.1
Commercial Services & Supplies	3.3
Diversified Telecommunication Services	3.2
Independent Power & Renewable Electricity Producers	3.0
Gas Utilities	2.3
Banks	0.8

115.0
Liabilities in excess of other assets	(15.0)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

The Portfolio did not hold any derivative instruments as of December 31, 2018, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$1,289

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$(2,553)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$1,471,139	$(1,471,139)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $1,471,139:
Unaffiliated investments (cost $12,187,444)	$12,231,866
Affiliated investments (cost $2,514,458)	2,514,318
Foreign currency, at value (cost $68)	68
Receivable for investments sold	29,306
Dividends receivable	19,367
Tax reclaim receivable	18,760
Prepaid expenses	727
Receivable from affiliate	574

Total Assets	14,814,986

LIABILITIES:
Payable to broker for collateral for securities on loan	1,482,992
Payable for investments purchased	436,176
Accrued expenses and other liabilities	50,713
Payable to affiliate	14,335
Management fees payable	5,058
Payable for Portfolio shares repurchased	859
Distribution fee payable	520
Affiliated transfer agent fee payable	369

Total Liabilities	1,991,022

NET ASSETS	$12,823,964

Net assets were comprised of:
Partners Equity	$12,823,964

Net asset value and redemption price per share, $12,823,964 / 1,164,927 outstanding shares of beneficial interest	$11.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $31,863, of which $5,520 is reimbursable by an affiliate)	$352,383
Affiliated dividend income	10,752
Income from securities lending, net (including affiliated income of $1,428)	1,605

364,740

EXPENSES
Management fees	110,008
Distribution fee	33,035
Custodian and accounting fees	53,484
Audit fee	21,400
Legal fees and expenses	10,189
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	3,606
Miscellaneous	31,644

Total expenses	279,953
Less: Fee waivers and/or expense reimbursement	(113,457)

Net expenses	166,496

NET INVESTMENT INCOME (LOSS)	198,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(88))	287,010
Foreign currency transactions	33

287,043

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(140)) (net of change in foreign capital gains taxes $1,455)	(1,662,505)
Foreign currencies	(111)

(1,662,616)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(1,375,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,177,329)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$198,244	$133,290
Net realized gain (loss) on investment and foreign currency transactions	287,043	389,223
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,662,616)	1,343,303

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,177,329)	1,865,816

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [162,660 and 208,633 shares, respectively]	1,905,310	2,320,768
Portfolio share repurchased [59,995 and 49,419 shares, respectively]	(699,899)	(539,589)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	1,205,411	1,781,179

CAPITAL CONTRIBUTIONS	5,726	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,808	3,646,995
NET ASSETS:
Beginning of year	12,790,156	9,143,161

End of year	$12,823,964	$12,790,156

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST MANAGED ALTERNATIVES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.6%	Shares	Value
AFFILIATED MUTUAL FUNDS — 92.5%
AST FQ Absolute Return Currency Portfolio*	132,251	$1,282,835
AST Morgan Stanley Multi-Asset Portfolio*	287,791	2,630,414
AST Neuberger Berman Long/Short Portfolio*	208,650	2,176,219
AST PIMCO Dynamic Bond Portfolio*	164,013	1,572,888
AST Wellington Management Real Total Return Portfolio*	214,759	1,864,109

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,625,053)(w)		9,526,465

UNAFFILIATED FUNDS — 7.1%
Arbitrage Fund (The) (Institutional Shares)	24,358	319,817
Gabelli ABC Fund (Advisor Class Shares)	20,974	208,270
Touchstone Merger Arbitrage Fund (Retail Shares)	20,220	205,233

TOTAL UNAFFILIATED FUNDS (cost $753,697)		733,320

TOTAL LONG-TERM INVESTMENTS (cost $10,378,750)		10,259,785

SHORT-TERM INVESTMENT — 0.9%	Shares	Value
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $99,040)(w)	99,040	$99,040

TOTAL INVESTMENTS — 100.5% (cost $10,477,790)		10,358,825
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(54,204)

NET ASSETS — 100.0%		$10,304,621

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$9,625,505	$—	$—
Unaffiliated Funds	733,320	—	—

Total	$10,358,825	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Core Bond	80.0%
Sector	12.4
Unaffiliated Funds	7.1
Ultra Short Bond	1.0

100.5
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST MANAGED ALTERNATIVES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $9,724,093)	$9,625,505
Unaffiliated investments (cost $753,697)	733,320
Receivable from manager	1,789
Prepaid expenses	727

Total Assets	10,361,341

LIABILITIES:
Payable for Portfolio shares repurchased	24,096
Custodian and accounting fees payable	15,684
Audit fee payable	10,700
Accrued expenses and other liabilities	5,871
Affiliated transfer agent fee payable	369

Total Liabilities	56,720

NET ASSETS	$10,304,621

Net assets were comprised of:
Partners Equity	$10,304,621

Net asset value and redemption price per share, $10,304,621 / 1,064,793 outstanding shares of beneficial interest	$9.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$8,702
Affiliated dividend income	2,393

11,095

EXPENSES
Management fees	14,016
Custodian and accounting fees	41,832
Audit fee	21,400
Legal fees and expenses	9,603
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	2,934
Commitment fee on syndicated credit agreement	2,386
Miscellaneous	14,753

Total expenses	123,511
Less: Fee waivers and/or expense reimbursement	(108,608)

Net expenses	14,903

NET INVESTMENT INCOME (LOSS)	(3,808)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments (including affiliated $(3,987))	3,121
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(315,367))	(327,716)

NET GAIN (LOSS) ON INVESTMENTS	(324,595)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(328,403)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(3,808)	$2,353
Net realized gain (loss) on investment transactions	3,121	27,332
Net change in unrealized appreciation (depreciation) on investments	(327,716)	115,235

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(328,403)	144,920

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [381,943 and 310,132 shares, respectively]	3,779,252	3,083,602
Portfolio share repurchased [85,357 and 47,510 shares, respectively]	(842,656)	(473,575)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	2,936,596	2,610,027

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,608,193	2,754,947
NET ASSETS:
Beginning of year	7,696,428	4,941,481

End of year	$10,304,621	$7,696,428

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST MANAGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 98.5%	Shares	Value
AFFILIATED MUTUAL FUNDS — 96.4%
AST AQR Emerging Markets Equity Portfolio*	380,463	$3,953,007
AST ClearBridge Dividend Growth Portfolio*	98,911	1,660,718
AST Global Real Estate Portfolio*	5,505	65,732
AST Goldman Sachs Mid-Cap Growth Portfolio*	235,606	2,125,169
AST Hotchkis & Wiley Large-Cap Value Portfolio*	109,604	2,799,282
AST International Growth Portfolio*	311,050	4,833,721
AST International Value Portfolio*	269,726	4,822,693
AST Loomis Sayles Large-Cap Growth Portfolio*	74,213	3,601,557
AST MFS Global Equity Portfolio*	94,563	1,755,084
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	76,293	2,225,457
AST QMA US Equity Alpha Portfolio*	110,987	3,112,084
AST Small-Cap Growth Portfolio*	15,872	647,119
AST Small-Cap Value Portfolio*	28,705	681,744
AST T. Rowe Price Natural Resources Portfolio*	14,726	283,760

TOTAL AFFILIATED MUTUAL FUNDS (cost $31,126,711)(w)		32,567,127

UNAFFILIATED EXCHANGE TRADED FUNDS — 2.1%
Financial Select Sector SPDR Fund	7,200	171,504
SPDR S&P 500 ETF Trust	1,300	324,896
Vanguard FTSE Developed Markets ETF	5,400	200,340
Vanguard FTSE Emerging Markets ETF	700	26,670

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $690,819)		723,410

TOTAL LONG-TERM INVESTMENTS (cost $31,817,530)		33,290,537

SHORT-TERM INVESTMENT — 0.8%	Shares	Value
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $274,012)(w)	274,012	$274,012

TOTAL INVESTMENTS — 99.3% (cost $32,091,542)		33,564,549
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		226,521

NET ASSETS — 100.0%		$33,791,070

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$32,841,139	$—	$—
Unaffiliated Exchange Traded Funds	723,410	—	—

Total	$33,564,549	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST MANAGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Large/Mid-Cap Value	24.1%
International Growth	19.5
Large/Mid-Cap Growth	17.0
International Value	14.3
Emerging Markets	11.7
Large/Mid-Cap Blend	4.9
Unaffiliated Exchange Traded Funds	2.1

Small-Cap Value	2.0%
Small-Cap Growth	1.9
Sector	0.8
Ultra Short Bond	0.8
Global Real Estate	0.2

99.3
Other assets in excess of liabilities	0.7

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST MANAGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $31,400,723)	$32,841,139
Unaffiliated investments (cost $690,819)	723,410
Receivable for Portfolio shares sold	268,241
Dividends receivable	1,866
Prepaid expenses	727

Total Assets	33,835,383

LIABILITIES:
Custodian and accounting fees payable	26,844
Audit fee payable	10,700
Accrued expenses and other liabilities	3,222
Shareholders’ reports payable	2,733
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	368
Management fees payable	77

Total Liabilities	44,313

NET ASSETS	$33,791,070

Net assets were comprised of:
Partners Equity	$33,791,070

Net asset value and redemption price per share, $33,791,070 / 2,890,869 outstanding shares of beneficial interest	$11.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$20,341
Affiliated dividend income	5,773

26,114

EXPENSES
Management fees	53,880
Custodian and accounting fees	75,835
Audit fee	21,400
Trustees’ fees	9,701
Legal fees and expenses	9,620
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	3,267
Miscellaneous	11,076

Total expenses	191,766
Less: Fee waivers and/or expense reimbursement	(124,949)

Net expenses	66,817

NET INVESTMENT INCOME (LOSS)	(40,703)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $467,398)	486,567
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(4,972,072))	(5,096,160)

NET GAIN (LOSS) ON INVESTMENTS	(4,609,593)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,650,296)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(40,703)	$(28,120)
Net realized gain (loss) on investment transactions	486,567	40,733
Net change in unrealized appreciation (depreciation) on investments	(5,096,160)	5,542,324

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,650,296)	5,554,937

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [651,226 and 719,197 shares, respectively]	8,664,312	8,687,843
Portfolio share repurchased [221,422 and 137,384 shares, respectively]	(2,952,430)	(1,646,252)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	5,711,882	7,041,591

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,061,586	12,596,528
NET ASSETS:
Beginning of year	32,729,484	20,132,956

End of year	$33,791,070	$32,729,484

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST MANAGED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.1%
AFFILIATED MUTUAL FUNDS — 96.7%	Shares	Value
AST BlackRock Low Duration Bond Portfolio*	340,485	$3,684,045
AST High Yield Portfolio*	55,466	547,448
AST PIMCO Dynamic Bond Portfolio*	40,766	390,943
AST Prudential Core Bond Portfolio*	2,472,505	30,164,560
AST Wellington Management Global Bond Portfolio*	232,040	2,557,081
AST Western Asset Emerging Markets Debt Portfolio*	35,822	381,147

TOTAL AFFILIATED MUTUAL FUNDS (cost $36,636,860)(w)		37,725,224

UNAFFILIATED EXCHANGE TRADED FUNDS — 2.4%
iShares Floating Rate Bond ETF	9,158	461,197
iShares TIPS Bond ETF	4,308	471,769

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $954,230)		932,966

TOTAL LONG-TERM INVESTMENTS (cost $37,591,090)		38,658,190

	Shares	Value

SHORT-TERM INVESTMENT — 0.7%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $291,559)(w)	291,559	$291,559

TOTAL INVESTMENTS — 99.8% (cost $37,882,649)		38,949,749
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		77,763

NET ASSETS — 100.0%		$39,027,512

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$38,016,783	$—	$—
Unaffiliated Exchange Traded Funds	932,966	—	—

Total	$38,949,749	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Core Bond	87.7%
Global Bond	6.6
Unaffiliated Exchange Traded Funds	2.4
High Yield	1.4
Emerging Markets	1.0

Ultra Short Bond	0.7%

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST MANAGED FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $36,928,419)	$38,016,783
Unaffiliated investments (cost $954,230)	932,966
Receivable for Portfolio shares sold	243,456
Prepaid expenses	727

Total Assets	39,193,932

LIABILITIES:
Payable for investments purchased	116,292
Custodian and accounting fees payable	26,848
Audit fee payable	10,700
Accrued expenses and other liabilities	5,945
Payable for Portfolio shares repurchased	3,678
Management fees payable	2,588
Affiliated transfer agent fee payable	369

Total Liabilities	166,420

NET ASSETS	$39,027,512

Net assets were comprised of:
Partners Equity	$39,027,512

Net asset value and redemption price per share, $39,027,512 / 3,693,719 outstanding shares of beneficial interest	$10.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income	$19,946
Affiliated dividend income	4,279

24,225

EXPENSES
Management fees	55,632
Custodian and accounting fees	75,981
Audit fee	21,400
Trustees’ fees	9,701
Legal fees and expenses	9,620
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	3,473
Commitment fee on syndicated credit agreement	2,963
Miscellaneous	8,868

Total expenses	194,625
Less: Fee waivers and/or expense reimbursement	(4,763)

Net expenses	189,862

NET INVESTMENT INCOME (LOSS)	(165,637)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $338,511)	335,531
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(463,825))	(486,039)

NET GAIN (LOSS) ON INVESTMENTS	(150,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(316,145)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(165,637)	$(152,301)
Net realized gain (loss) on investment transactions	335,531	266,424
Net change in unrealized appreciation (depreciation) on investments	(486,039)	1,067,718

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(316,145)	1,181,841

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [935,250 and 865,570 shares, respectively]	9,829,263	9,106,466
Portfolio share repurchased [522,363 and 312,563 shares, respectively]	(5,471,394)	(3,283,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	4,357,869	5,823,025

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,041,724	7,004,866
NET ASSETS:
Beginning of year	34,985,788	27,980,922

End of year	$39,027,512	$34,985,788

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 50.8%
COMMON STOCKS — 9.0%	Shares	Value
Banks — 2.4%
Alior Bank SA (Poland)*	331	$4,713
Aozora Bank Ltd. (Japan)	3	89
Bank Handlowy w Warszawie SA (Poland)	112	2,072
Bank Millennium SA (Poland)*	1,900	4,501
Bank of Kyoto Ltd. (The) (Japan)	1	41
Bank Polska Kasa Opieki SA (Poland)	1,567	45,752
Chiba Bank Ltd. (The) (Japan)	16	89
Commerzbank AG (Germany)*	51	340
Concordia Financial Group Ltd. (Japan)	29	111
Danske Bank A/S (Denmark)	39	774
DNB ASA (Norway)	49	787
Erste Group Bank AG (Austria)*	15	500
Fukuoka Financial Group, Inc. (Japan)	4	81
Intesa Sanpaolo SpA (Italy)	733	1,637
Japan Post Bank Co. Ltd. (Japan)	11	121
mBank SA (Poland)	43	4,888
Mebuki Financial Group, Inc. (Japan)	22	58
Mediobanca Banca di Credito Finanziario SpA (Italy)	33	280
Mizuho Financial Group, Inc. (Japan)	1,145	1,776
Nordea Bank Abp (Finland)	154	1,297
Powszechna Kasa Oszczednosci Bank
Polski SA (Poland)*	5,500	58,134
Raiffeisen Bank International AG (Austria)	791	20,151
Resona Holdings, Inc. (Japan)	56	270
Santander Bank Polska SA (Poland)	142	13,606
Seven Bank Ltd. (Japan)	16	46
Shinsei Bank Ltd. (Japan)	4	48
Shizuoka Bank Ltd. (The) (Japan)	12	94
Skandinaviska Enskilda Banken AB (Sweden)	81	789
Sumitomo Mitsui Financial Group, Inc. (Japan)	36	1,194
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	9	329
Suruga Bank Ltd. (Japan)	4	15
Svenska Handelsbanken AB (Sweden) (Class A Stock)	78	871
Swedbank AB (Sweden) (Class A Stock)	45	1,008
UniCredit SpA (Italy)	102	1,157
Yamaguchi Financial Group, Inc. (Japan)	5	48

		167,667

Building Products — 0.4%
Masco Corp.	783	22,895
Owens Corning	135	5,937
Universal Forest Products, Inc.	79	2,051

		30,883

Chemicals — 0.0%
Scotts Miracle-Gro Co. (The) (Class A Stock)	53	3,257

Construction Materials — 0.8%
Eagle Materials, Inc.	62	3,784
Martin Marietta Materials, Inc.	77	13,234
Vulcan Materials Co	367	36,260

		53,278

COMMON STOCKS (continued)	Shares	Value
Consumer Finance — 2.6%
Capital One Financial Corp.	783	$59,187
Discover Financial Services	1,114	65,704
Synchrony Financial	2,509	58,860

		183,751

Household Durables — 1.4%
D.R. Horton, Inc.	850	29,461
KB Home	101	1,929
Lennar Corp. (Class A Stock)	762	29,832
M/I Homes, Inc.*	35	736
MDC Holdings, Inc.	56	1,574
Meritage Homes Corp.*	48	1,763
Mohawk Industries, Inc.*	80	9,357
NVR, Inc.*	4	9,748
PulteGroup, Inc.	327	8,499
Skyline Champion Corp.	28	411
Toll Brothers, Inc.	178	5,862

		99,172

Insurance — 0.4%
Fidelity National Financial, Inc.	642	20,184
First American Financial Corp.	140	6,250
Stewart Information Services Corp.	26	1,076

		27,510

Metals & Mining — 0.7%
Agnico Eagle Mines Ltd. (Canada)	66	2,664
Alamos Gold, Inc. (Canada) (Class A Stock)	105	378
AngloGold Ashanti Ltd. (South Africa)	96	1,230
Asanko Gold, Inc. (Canada)*	60	38
B2Gold Corp. (Canada)*	260	760
Barrick Gold Corp. (Canada)	278	3,753
Centamin PLC (Egypt)	350	486
Centerra Gold, Inc. (Canada)*	71	305
Cia de Minas Buenaventura SAA (Peru), ADR	47	762
Coeur Mining, Inc.*	55	246
Detour Gold Corp. (Canada)*	50	422
Eldorado Gold Corp. (Canada)*	48	141
Endeavour Mining Corp. (Monaco)*	21	344
Evolution Mining Ltd. (Australia)	374	963
First Majestic Silver Corp. (Canada)*	46	270
Fortuna Silver Mines, Inc. (Canada)*	52	190
Franco-Nevada Corp. (Canada)	56	3,927
Gold Fields Ltd. (South Africa)	224	782
Goldcorp, Inc. (Canada)	256	2,507
Guyana Goldfields, Inc. (Canada)*	59	69
Harmony Gold Mining Co. Ltd. (South Africa)*	100	183
Hecla Mining Co.	132	312
IAMGOLD Corp. (Canada)*	146	537
Independence Group NL (Australia)	152	409
Kinross Gold Corp. (Canada)*	352	1,134
Kirkland Lake Gold Ltd. (Canada)	52	1,356
McEwen Mining, Inc.	71	129
New Gold, Inc. (Canada)*	210	162
Newcrest Mining Ltd. (Australia)	246	3,785
Newmont Mining Corp.	154	5,336
Northern Star Resources Ltd. (Australia)	149	974

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
OceanaGold Corp. (Australia)	177	$646
Osisko Gold Royalties Ltd. (Canada)	35	307
Pan American Silver Corp. (Canada)	46	672
Randgold Resources Ltd. (United Kingdom)	24	2,003
Regis Resources Ltd. (Australia)	154	525
Resolute Mining Ltd. (Australia)	292	239
Royal Gold, Inc.	19	1,627
Sandstorm Gold Ltd. (Canada)*	49	227
Saracen Mineral Holdings Ltd. (Australia)*	225	464
SEMAFO, Inc. (Canada)*	92	199
Sibanye Gold Ltd. (South Africa)*	384	277
SSR Mining, Inc. (Canada)*	32	387
St Barbara Ltd. (Australia)	166	550
Tahoe Resources, Inc.*	118	430
Torex Gold Resources, Inc. (Canada)*	16	152
Wheaton Precious Metals Corp. (Canada)	133	2,596
Yamana Gold, Inc. (Brazil)	285	670
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	300	305
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	1,663	633

		47,463

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	176	3,911

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.*	465	4,864

Trading Companies & Distributors — 0.1%
Watsco, Inc	40	5,566

TOTAL COMMON STOCKS (cost $699,475)		627,322

UNAFFILIATED EXCHANGE TRADED FUND — 1.3%
iPATH S&P 500 VIX Short-Term Futures ETN* (cost $83,139)	1,859	87,150

Interest Rate	Maturity Date	Principal Amount (000)#

SOVEREIGN BONDS — 21.1%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
5.875%	01/11/28	200	143,750

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
6.250%	04/22/19		500	$504,255
Hellenic Republic Government Bond (Greece),
Bonds
3.750%	01/30/28	EUR	458	500,819
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
2.875%	07/21/26	EUR	128	162,250
4.125%	04/14/27	EUR	119	164,068

TOTAL SOVEREIGN BONDS (cost $1,500,832)				1,475,142

U.S. TREASURY OBLIGATION — 19.4%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.500%	01/15/28		1,421	1,356,166

(cost $1,379,670)
TOTAL LONG-TERM INVESTMENTS (cost $3,663,116)				3,545,780

		Shares

SHORT-TERM INVESTMENTS — 39.8%
UNAFFILIATED FUNDS
BlackRock Liquidity Funds FedFund Portfolio			1,389,259	1,389,259
Goldman Sachs Financial Square Funds — Government Fund			1,389,260	1,389,260

TOTAL SHORT-TERM INVESTMENTS (cost $2,778,519)				2,778,519

TOTAL INVESTMENTS — 90.6% (cost $6,441,635)				6,324,299
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 9.4%				653,647

NET ASSETS — 100.0%				$6,977,946

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Financial futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
5	10 Year U.S. Ultra Treasury Notes	Mar. 2019	$650,391	$21,010
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	160,656	8,471
16	Euro STOXX 50 Index	Mar. 2019	545,194	(13,931)
11	Mini MSCI Emerging Markets Index	Mar. 2019	531,740	(12,240)
4	Yen Denominated Nikkei 225 Index	Mar. 2019	361,571	(18,093)

				(14,783)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
3	10 Year Euro-Bund	Mar. 2019	$562,128	$(4,227)
8	Euro Currency	Mar. 2019	1,152,250	(9,951)
1	Euro-BONO Spanish Government Bonds	Mar. 2019	165,733	(1,535)
2	Euro-BTP Italian Government Bond	Mar. 2019	292,900	(10,518)
1	S&P 500 E-Mini Index	Mar. 2019	125,260	(333)

				(26,564)

				$(41,347)

Commodity futures contracts outstanding at December 31, 2018:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
1	Gold 100 OZ	Feb. 2019	$128,130	$5,251

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/24/19	Bank of America, N.A.	ARS	246	$6,278	$6,307	$29	$—
Expiring 01/24/19	BNP Paribas	ARS	3,850	119,515	98,656	—	(20,859)
Expiring 01/24/19	BNP Paribas	ARS	2,021	47,224	51,789	4,565	—
Expiring 01/24/19	BNP Paribas	ARS	1,558	35,007	39,923	4,916	—
Expiring 01/24/19	BNP Paribas	ARS	1,465	34,389	37,544	3,155	—
Expiring 01/24/19	BNP Paribas	ARS	749	23,246	19,201	—	(4,045)
Expiring 01/24/19	BNP Paribas	ARS	446	9,294	11,433	2,139	—
Expiring 01/24/19	JPMorgan Chase Bank, N.A.	ARS	985	23,688	25,254	1,566	—
Expiring 03/14/19	Bank of America, N.A.	ARS	645	15,184	15,591	407	—
Australian Dollar,
Expiring 03/14/19	Goldman Sachs International	AUD	1	992	974	—	(18)
Brazilian Real,
Expiring 03/14/19	Goldman Sachs International	BRL	138	35,244	35,303	59	—
Expiring 05/16/19	Goldman Sachs International	BRL	1,300	338,772	331,900	—	(6,872)
Expiring 05/16/19	Goldman Sachs International	BRL	1,091	289,925	278,455	—	(11,470)
Expiring 05/16/19	Goldman Sachs International	BRL	1,050	275,289	267,983	—	(7,306)
Expiring 05/16/19	Goldman Sachs International	BRL	1,028	241,477	262,567	21,090	—
Expiring 05/16/19	Goldman Sachs International	BRL	793	187,778	202,356	14,578	—
Expiring 05/16/19	Goldman Sachs International	BRL	107	27,781	27,402	—	(379)
Expiring 05/16/19	Goldman Sachs International	BRL	82	19,353	20,860	1,507	—
Expiring 05/16/19	Goldman Sachs International	BRL	70	18,784	17,947	—	(837)
British Pound,
Expiring 03/14/19	Bank of America, N.A.	GBP	1	1,257	1,268	11	—
Expiring 03/14/19	Barclays Bank PLC	GBP	412	522,342	526,694	4,352	—
Expiring 03/14/19	Citibank, N.A.	GBP	185	234,258	236,210	1,952	—
Expiring 03/14/19	Commonwealth Bank of Australia	GBP	44	55,691	56,153	462	—
Expiring 03/14/19	Goldman Sachs International	GBP	22	28,223	28,350	127	—
Expiring 03/14/19	Goldman Sachs International	GBP	17	21,461	21,639	178	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	GBP	17	21,573	21,657	84	—

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	GBP	12	$14,986	$15,111	$125	$—
Expiring 03/14/19	State Street Bank and Trust Company	GBP	16	20,679	20,853	174	—
Expiring 03/14/19	UBS AG	GBP	143	181,077	182,582	1,505	—
Expiring 03/14/19	UBS AG	GBP	14	17,218	17,214	—	(4)
Chinese Renminbi,
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	5,940	848,125	864,622	16,497	—
Czech Koruna,
Expiring 03/14/19	UBS AG	CZK	390	17,324	17,410	86	—
Euro,
Expiring 03/14/19	Bank of America, N.A.	EUR	10	11,294	11,373	79	—
Expiring 03/14/19	Citibank, N.A.	EUR	56	64,230	64,682	452	—
Expiring 03/14/19	Goldman Sachs International	EUR	64	73,874	73,980	106	—
Expiring 03/14/19	UBS AG	EUR	34	38,795	38,777	—	(18)
Hungarian Forint,
Expiring 03/14/19	Bank of America, N.A.	HUF	2,496	8,847	8,952	105	—
Expiring 03/14/19	Goldman Sachs International	HUF	603	2,138	2,163	25	—
Indian Rupee,
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	INR	1,387	19,182	19,713	531	—
Indonesian Rupiah,
Expiring 03/14/19	Goldman Sachs International	IDR	418,786	28,549	28,892	343	—
Japanese Yen,
Expiring 03/14/19	Bank of America, N.A.	JPY	6,415	57,382	58,869	1,487	—
Expiring 03/14/19	Barclays Bank PLC	JPY	3,865	34,576	35,472	896	—
Expiring 03/14/19	Citibank, N.A.	JPY	3,863	34,554	35,450	896	—
Expiring 03/14/19	Goldman Sachs International	JPY	7,479	66,904	68,639	1,735	—
Expiring 03/14/19	Goldman Sachs International	JPY	5,202	47,400	47,738	338	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	JPY	3,930	35,154	36,065	911	—
Expiring 03/14/19	UBS AG	JPY	2,721	24,344	24,976	632	—
Mexican Peso,
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	MXN	2,106	103,276	105,949	2,673	—
New Taiwanese Dollar,
Expiring 03/14/19	BNP Paribas	TWD	1,692	55,338	55,381	43	—
Polish Zloty,
Expiring 03/14/19	Bank of America, N.A.	PLN	183	48,745	49,082	337	—
Russian Ruble,
Expiring 03/14/19	BNP Paribas	RUB	3,434	51,231	48,803	—	(2,428)
Expiring 03/14/19	BNP Paribas	RUB	483	6,894	6,871	—	(23)
Singapore Dollar,
Expiring 03/14/19	Barclays Bank PLC	SGD	94	68,543	68,966	423	—
South Korean Won,
Expiring 03/14/19	Citibank, N.A.	KRW	107,466	95,802	96,560	758	—
Expiring 03/14/19	Citibank, N.A.	KRW	3,983	3,577	3,578	1	—
Swedish Krona,
Expiring 03/14/19	UBS AG	SEK	153	17,027	17,387	360	—
Swiss Franc,
Expiring 03/14/19	Bank of America, N.A.	CHF	4	3,552	3,582	30	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	CHF	12	12,526	12,632	106	—
Expiring 03/14/19	UBS AG	CHF	5	4,928	4,969	41	—
Thai Baht,
Expiring 03/14/19	Citibank, N.A.	THB	1,469	44,961	45,206	245	—

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Turkish Lira,
Expiring 03/14/19	Citibank, N.A.	TRY	163	$28,988	$29,542	$554	$—

				$4,826,045	$4,865,457	93,671	(54,259)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/24/19	BNP Paribas	ARS	1,626	$35,034	$41,660	$—	$(6,626)
Expiring 01/24/19	BNP Paribas	ARS	784	19,350	20,083	—	(733)
Australian Dollar,
Expiring 03/14/19	Goldman Sachs International	AUD	43	30,048	30,068	—	(20)
Brazilian Real,
Expiring 05/16/19	Goldman Sachs International	BRL	2,846	737,166	726,655	10,511	—
Expiring 05/16/19	Goldman Sachs International	BRL	1,108	286,601	282,946	3,655	—
Expiring 05/16/19	Goldman Sachs International	BRL	1,055	272,508	269,429	3,079	—
Expiring 05/16/19	Goldman Sachs International	BRL	316	82,259	80,685	1,574	—
Expiring 05/16/19	Goldman Sachs International	BRL	133	34,123	33,920	203	—
Expiring 05/16/19	Goldman Sachs International	BRL	88	22,159	22,541	—	(382)
Canadian Dollar,
Expiring 03/14/19	Bank of America, N.A.	CAD	13	9,528	9,379	149	—
Expiring 03/14/19	BNP Paribas	CAD	59	43,970	43,283	687	—
Expiring 03/14/19	BNP Paribas	CAD	39	28,885	28,854	31	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	CAD	6	4,798	4,723	75	—
Chilean Peso,
Expiring 03/14/19	Citibank, N.A.	CLP	8,601	12,594	12,404	190	—
Chinese Renminbi,
Expiring 03/14/19	Bank of America, N.A.	CNH	68	9,870	9,917	—	(47)
Expiring 03/14/19	Bank of America, N.A.	CNH	52	7,560	7,580	—	(20)
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	5,186	777,339	754,856	22,483	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	286	42,579	41,611	968	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	236	34,505	34,383	122	—
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	160	22,994	23,230	—	(236)
Expiring 06/20/19	JPMorgan Chase Bank, N.A.	CNH	72	10,513	10,543	—	(30)
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	9,085	1,294,684	1,322,250	—	(27,566)
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	5,940	845,374	864,517	—	(19,143)
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	239	33,934	34,840	—	(906)
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	154	21,936	22,340	—	(404)
Expiring 10/17/19	JPMorgan Chase Bank, N.A.	CNH	110	16,012	16,043	—	(31)
Euro,
Expiring 03/14/19	Goldman Sachs International	EUR	36	41,415	41,587	—	(172)
Hong Kong Dollar,
Expiring 03/14/19	Goldman Sachs International	HKD	19	2,488	2,486	2	—
Israeli Shekel,
Expiring 03/14/19	Bank of America, N.A.	ILS	53	14,300	14,369	—	(69)
Japanese Yen,
Expiring 03/14/19	Goldman Sachs International	JPY	899	8,069	8,252	—	(183)
Philippine Peso,
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	PHP	14,487	273,936	273,816	120	—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	PHP	477	9,044	9,007	37	—

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
South African Rand,
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	ZAR	1,031	$71,436	$71,020	$416	$—
Expiring 03/14/19	JPMorgan Chase Bank, N.A.	ZAR	73	5,007	5,000	7	—

				$5,162,018	$5,174,277	44,309	(56,568)

						$137,980	$(110,827)

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
ZAR 2,937	02/02/28	8.005%(Q)	3 Month JIBAR(2)(Q)	$(24)	$(1,315)	$(1,291)
ZAR 1,648	04/26/28	7.705%(Q)	3 Month JIBAR(2)(Q)	—	(3,208)	(3,208)
ZAR 127	05/25/28	7.900%(Q)	3 Month JIBAR(2)(Q)	(5)	(140)	(135)
ZAR 2,595	06/27/28	8.343%(Q)	3 Month JIBAR(2)(Q)	—	2,232	2,232
ZAR 369	10/26/28	8.675%(Q)	3 Month JIBAR(2)(Q)	—	949	949

				$(29)	$(1,482)	$(1,453)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Alerian MLP Total Return Index(Q)	3 Month LIBOR +48bps(Q)	JPMorgan Chase Bank, N.A.	05/25/19		78	$(7,000)	$—	$(7,000)
Alerian MLP Total Return Index(Q)	3 Month LIBOR +47bps(Q)	BNP Paribas	05/25/19		41	(3,670)	—	(3,670)
Alerian MLP Total Return Index(Q)	3 Month LIBOR +47bps(Q)	BNP Paribas	05/25/19		13	(1,149)	—	(1,149)
Alerian MLP Total Return Index(Q)	3 Month LIBOR +47bps(Q)	BNP Paribas	05/25/19		9	(842)	—	(842)
Alerian MLP Total Return Index(Q)	3 Month LIBOR +48bps(Q)	JPMorgan Chase Bank, N.A.	05/25/19		9	(836)	—	(836)
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(16)	591	—	591
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(20)	911	—	911
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(25)	1,164	—	1,164

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(32)	$1,461	$—	$1,461
Barclay Canadian Banks Index(Q)	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(54)	(433)	—	(433)
Barclay Canadian Banks Index(Q)††	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(98)	4,444	—	4,444
Barclay Canadian Banks Index(Q)††	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(163)	7,619	—	7,619
Barclay Canadian Banks Index(Q)††	3 Month CDOR(Q)	Barclays Bank PLC	05/04/19	CAD	(267)	7,848	—	7,848
Barclay Elevators Index(Q)	3 Month LIBOR -25bps(Q)	Barclays Bank PLC	03/02/19		(16)	835	—	835
Barclay Elevators Index(Q)	3 Month LIBOR -25bps(Q)	Barclays Bank PLC	03/02/19		(18)	959	—	959
Barclay Elevators Index(Q)	3 Month LIBOR -25bps(Q)	Barclays Bank PLC	03/02/19		(36)	1,907	—	1,907
Barclay Elevators Index(Q)	3 Month LIBOR -25bps(Q)	Barclays Bank PLC	03/02/19		(53)	2,801	—	2,801
BNP Luxury Index(Q)	3 Month LIBOR -3bps(Q)	BNP Paribas	04/27/19		(6)	149	—	149
BNP Luxury Index(Q)	3 Month LIBOR -3bps(Q)	BNP Paribas	04/27/19		(12)	333	—	333
BNP Luxury Index(Q)	3 Month LIBOR -27bps(Q)	BNP Paribas	04/27/19		(13)	53	—	53
BNP Luxury Index(Q)	3 Month LIBOR -27bps(Q)	BNP Paribas	04/27/19		(15)	(346)	—	(346)
BNP Luxury Index(Q)	3 Month LIBOR -3bps(Q)	BNP Paribas	04/27/19		(21)	584	—	584
BNP Luxury Index(Q)	3 Month LIBOR -27bps(Q)	BNP Paribas	04/27/19		(48)	1,293	—	1,293
BNP Luxury Index(Q)	3 Month LIBOR -3bps(Q)	BNP Paribas	04/27/19		(53)	1,380	—	1,380
BNP Luxury Index(Q)	3 Month LIBOR -27bps(Q)	BNP Paribas	04/27/19		(62)	1,602	—	1,602
BNP Luxury Index(Q)	3 Month LIBOR -16bps(Q)	BNP Paribas	04/27/19		(64)	1,799	—	1,799
BNP Luxury Index(Q)††	3 Month LIBOR -20bps(Q)	BNP Paribas	04/27/19		(167)	4,660	—	4,660
JP Morgan Cyclicals Basket Index(Q)	3 Month LIBOR +38bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19		(14)	761	—	761

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
JP Morgan Cyclicals Basket Index(Q)	3 Month LIBOR +38bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19	(31)	$(1,066)	$—	$(1,066)
JP Morgan Cyclicals Basket Index(Q)††	3 Month LIBOR +38bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19	(96)	8,678	—	8,678
JP Morgan Defensive Basket Index(Q)††	3 Month LIBOR +55bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19	96	(5,451)	—	(5,451)
JP Morgan Defensive Basket Index(Q)	3 Month LIBOR +55bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19	26	197	—	197
JP Morgan Defensive Basket Index(Q)	3 Month LIBOR +55bps(Q)	JPMorgan Chase Bank, N.A.	11/16/19	14	(661)	—	(661)
MSCI China Gross Total Return USD Index(Q)††	3 Month LIBOR +10bps(Q)	Goldman Sachs International	11/12/19	(100)	2,936	—	2,936
MSCI China Gross Total Return USD Index(Q)††	3 Month LIBOR +10bps(Q)	Goldman Sachs International	11/12/19	(119)	1,040	—	1,040
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19	(12)	494	—	494
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19	(13)	525	—	525
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19	(20)	827	—	827
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19	(21)	881	—	881
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19	(34)	1,415	—	1,415
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19	(42)	1,758	—	1,758
MSCI U.S. Banks Gross Total Return Index(Q)	3 Month LIBOR +14bps(Q)	BNP Paribas	06/12/19	(52)	2,149	—	2,149

					$42,600	$—	$42,600

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

††	See the tables below for the swap constituents. To the extent that any swap is composed of the greater than 50 constituents, the Portfolio is only required to disclose the top 50.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following table represents the individual positions and related values of underlying securities of Barclays Canadian Banks Index total return swap with Barclays Capital Group, as of December 31, 2018, termination date 05/04/19:

Reference Equity	Shares	Market Value	% of Total Index Value
Royal Bank of Canada	1,458	$99,997	29.33%
Toronto-Dominion Bank (The)	1,849	92,097	27.01%
Bank of Nova Scotia (The)	1,199	59,888	17.56%
Bank of Montreal	649	42,487	12.46%
Canadian Imperial Bank of Commerce	436	32,540	9.54%
National Bank of Canada	340	13,988	4.10%

		$340,997

The following table represents the individual positions and related values of underlying securities of BNP Luxury Index total return swap with BNP Paribas, as of December 31, 2018, termination date 04/27/19:

Reference Equity	Shares	Market Value	% of Total Index Value
LVMH Moet Hennessy Louis Vuitton SE	1,046	$309,406	38.18%
Kering SA	347	163,754	20.22%
Cie Financiere Richemont SA	1,578	101,140	12.49%
Hermes International	87	48,420	5.98%
Swatch Group AG (The)	151	43,970	5.43%
Tapestry, Inc.	782	26,380	3.26%
Burberry Group PLC	1,174	25,973	3.21%
Christian Dior SE	65	24,679	3.05%
Moncler SpA	700	23,185	2.86%
Puma SE	29	14,157	1.75%
HUGO BOSS AG	194	11,975	1.48%
Salvatore Ferragamo SpA	465	9,411	1.16%
Tod’s SpA	91	4,283	0.53%
Brunello Cucinelli SpA	94	3,219	0.40%

		$809,952

The following table represents the individual positions and related values of underlying securities of JP Morgan Cyclicals Basket Index total return swap with JPMorgan Chase Bank, N.A., as of December 31, 2018, termination date 11/16/19:

Reference Equity	Shares	Market Value	% of Total Index Value
Amazon.com, Inc.	390	$585,768	6.20%
DowDuPont, Inc.	9,605	513,675	5.44%
Apple, Inc.	2,392	377,314	3.99%
Microsoft Corp.	3,567	362,300	3.83%
Boeing Co. (The)	648	208,980	2.21%
Home Depot, Inc. (The)	1,154	198,280	2.10%
Walt Disney Co. (The)	1,511	165,681	1.75%
Ecolab, Inc.	1,072	157,959	1.67%
Comcast Corp.	4,605	156,800	1.66%
Alphabet, Inc.	140	144,985	1.53%
Alphabet, Inc.	138	144,204	1.53%
Facebook, Inc.	1,098	143,937	1.52%
Air Products & Chemicals, Inc.	897	143,565	1.52%
McDonald’s Corp.	793	140,813	1.49%
Sherwin-Williams Co. (The)	338	132,989	1.41%
3M Co.	696	132,616	1.40%
Union Pacific Corp.	934	129,107	1.37%
Honeywell International, Inc.	889	117,455	1.24%
Netflix, Inc.	423	113,220	1.20%

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Equity	Shares	Market Value	% of Total Index Value
Visa, Inc.	847	$111,753	1.18%
LyondellBasell Industries NV	1,336	111,102	1.18%
PPG Industries, Inc.	1,056	107,955	1.14%
Intel Corp.	2,176	102,120	1.08%
Cisco Systems, Inc.	2,316	100,352	1.06%
NIKE, Inc.	1,286	95,344	1.01%
United Technologies Corp.	867	92,318	0.98%
Starbucks Corp.	1,414	91,062	0.96%
Caterpillar, Inc.	690	87,678	0.93%
Booking Holdings, Inc.	48	82,676	0.88%
Mastercard, Inc.	432	81,497	0.86%
United Parcel Service, Inc.	804	78,414	0.83%
General Electric Co.	10,102	76,472	0.81%
Lockheed Martin Corp.	292	76,457	0.81%
Lowe’s Cos, Inc.	827	76,382	0.81%
Newmont Mining Corp.	2,195	76,057	0.81%
International Paper Co.	1,700	68,612	0.73%
Nucor Corp.	1,315	68,130	0.72%
Ball Corp.	1,448	66,579	0.70%
CSX Corp.	1,066	66,231	0.70%
Oracle Corp.	1,399	63,165	0.67%
Freeport-McMoRan, Inc.	5,539	57,107	0.60%
Charter Communications, Inc.	197	56,139	0.59%
TJX Cos, Inc. (The)	1,246	55,746	0.59%
Deere & Co.	373	55,640	0.59%
Vulcan Materials Co.	545	53,846	0.57%
Raytheon Co.	339	51,986	0.55%
Adobe, Inc.	229	51,809	0.55%
General Dynamics Corp.	325	51,093	0.54%
Norfolk Southern Corp.	336	50,245	0.53%
Northrop Grumman Corp.	203	49,715	0.53%

		$6,383,330

The following table represents the individual positions and related values of underlying securities of JP Morgan Defensive Basket Index total return swap with JPMorgan Chase Bank, N.A., as of December 31, 2018, termination date 11/16/19:

Reference Equity	Shares	Market Value	% of Total Index Value
Verizon Communications, Inc.	25,376	$1,426,639	14.41%
AT&T, Inc.	38,194	1,090,057	11.01%
Procter & Gamble Co. (The)	3,581	329,166	3.32%
NextEra Energy, Inc.	1,641	285,239	2.88%
Johnson & Johnson	2,174	280,555	2.83%
Coca-Cola Co. (The)	5,391	255,264	2.58%
PepsiCo, Inc.	2,006	221,623	2.24%
Duke Energy Corp.	2,454	211,780	2.14%
Pfizer, Inc.	4,834	211,004	2.13%
UnitedHealth Group, Inc.	783	195,061	1.97%
Walmart, Inc.	2,056	191,516	1.93%
Merck & Co., Inc.	2,215	169,248	1.71%
Dominion Energy, Inc.	2,253	160,999	1.63%
Southern Co. (The)	3,504	153,896	1.55%
Exelon Corp.	3,366	151,807	1.53%
Philip Morris International, Inc.	2,181	145,604	1.47%
Altria Group, Inc.	2,694	133,057	1.34%
American Electric Power Co., Inc.	1,724	128,852	1.30%
CostCo Wholesale Corp.	616	125,485	1.27%

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Equity	Shares	Market Value	% of Total Index Value
AbbVie, Inc.	1,291	$119,017	1.20%
Amgen, Inc.	591	115,050	1.16%
CVS Health Corp.	1,653	108,329	1.09%
Abbott Laboratories	1,407	101,768	1.03%
Medtronic PLC	1,097	99,783	1.01%
Sempra Energy	880	95,207	0.96%
Public Service Enterprise Group, Inc.	1,774	92,337	0.93%
CenturyLink, Inc.	6,044	91,567	0.92%
Eli Lilly & Co.	785	90,840	0.92%
Xcel Energy, Inc.	1,780	87,701	0.89%
Mondelez International, Inc.	2,117	84,744	0.86%
Walgreens Boots Alliance, Inc.	1,219	83,294	0.84%
Consolidated Edison, Inc.	1,086	83,036	0.84%
WEC Energy Group, Inc.	1,106	76,602	0.77%
Colgate-Palmolive Co.	1,237	73,626	0.74%
Thermo Fisher Scientific, Inc.	324	72,508	0.73%
Eversource Energy	1,111	72,259	0.73%
DTE Energy Co.	629	69,379	0.70%
Bristol-Myers Squibb Co.	1,328	69,029	0.70%
PPL Corp.	2,395	67,850	0.69%
Gilead Sciences, Inc.	1,058	66,178	0.67%
Edison International	1,142	64,831	0.65%
Cigna Corp.	318	60,378	0.61%
FirstEnergy Corp.	1,558	58,503	0.59%
American Water Works Co., Inc.	625	56,731	0.57%
Kimberly-Clark Corp.	496	56,514	0.57%
Anthem, Inc.	213	55,940	0.57%
Ameren Corp.	851	55,511	0.56%
Entergy Corp.	629	54,138	0.55%
Biogen, Inc.	171	51,457	0.52%
Danaher Corp.	495	51,044	0.52%

		$8,252,003

The following table represents the individual positions and related values of underlying securities of MSCI China Gross Total Return USD Index total return swap with Goldman Sachs International, as of December 31, 2018, termination date 11/12/19:

Reference Equity	Shares	Market Value	% of Total Index Value
Tencent Holdings Ltd.	5,713	$229,053	15.67%
Alibaba Group Holding Ltd.	1,296	177,655	12.16%
China Construction Bank Corp.	96,167	79,318	5.43%
China Mobile Ltd.	6,143	59,095	4.04%
Industrial and Commercial Bank of China Ltd.	69,435	49,556	3.39%
Ping An Insurance Group Co. of China Ltd.	5,213	46,028	3.15%
Baidu, Inc.	278	44,106	3.02%
Bank of China Ltd.	79,441	34,287	2.35%
China National Offshore Oil Corp.	17,859	27,590	1.89%
NetEase, Inc.	78	18,282	1.25%
China Petroleum & Chemical Corp.	25,513	18,209	1.25%
China Life Insurance Co. Ltd.	7,441	15,810	1.08%
JD.com, Inc.	730	15,286	1.05%
China Merchants Bank Co. Ltd.	3,902	14,299	0.98%
China Overseas Land & Investment Ltd.	3,835	13,170	0.90%
PetroChina Co. Ltd.	21,099	13,147	0.90%
Agricultural Bank of China Ltd.	29,202	12,788	0.88%
Yum China Holdings, Inc.	364	12,208	0.84%
Ctrip.com International Ltd.	409	11,065	0.76%

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Equity	Shares	Market Value	% of Total Index Value
China Resources Land Ltd.	2,772	$10,655	0.73%
TAL Education Group	355	9,477	0.65%
Country Garden Holdings Co. Ltd.	7,591	9,236	0.63%
CITIC Ltd.	5,818	9,122	0.62%
Geely Automobile Holdings Ltd.	4,938	8,701	0.60%
China Mengniu Dairy Co. Ltd.	2,749	8,565	0.59%
China Pacific Insurance Group Co. Ltd.	2,637	8,533	0.58%
Shenzhou International Group Holdings Ltd.	752	8,517	0.58%
Sunac China Holdings Ltd.	2,422	7,884	0.54%
New Oriental Education & Technology Grou	142	7,810	0.53%
China Evergrande Group	2,607	7,807	0.53%
China Tower Corp. Ltd.	39,664	7,497	0.51%
China Shenhua Energy Co. Ltd.	3,399	7,446	0.51%
China Telecom Corp. Ltd.	13,877	7,087	0.49%
PICC Property & Casualty Co. Ltd.	6,899	7,056	0.48%
ENN Energy Holdings Ltd.	788	6,985	0.48%
Bank of Communications Co. Ltd.	8,753	6,828	0.47%
CSPC Pharmaceutical Group Ltd.	4,682	6,756	0.46%
China Unicom Hong Kong Ltd.	6,120	6,532	0.45%
Sunny Optical Technology Group Co. Ltd.	713	6,336	0.43%
China Gas Holdings Ltd.	1,777	6,331	0.43%
Anhui Conch Cement Co. Ltd.	1,235	5,990	0.41%
Guangdong Investment Ltd.	2,942	5,687	0.39%
China CITIC Bank Corp. Ltd.	8,929	5,426	0.37%
Hengan International Group Co. Ltd.	724	5,267	0.36%
ANTA Sports Products Ltd.	1,074	5,149	0.35%
China Resources Beer Holdings Co. Ltd.	1,460	5,098	0.35%
58.com, Inc.	93	5,066	0.35%
Sinopharm Group Co. Ltd.	1,193	5,011	0.34%
Lenovo Group Ltd.	7,209	4,869	0.33%
China Conch Venture Holdings Ltd.	1,624	4,832	0.33%

		$1,108,508

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$64,054	$(21,454)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$269,644	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$445,847	$181,475	$—
Unaffiliated Exchange Traded Fund	87,150	—	—
Sovereign Bonds	—	1,475,142	—
U.S. Treasury Obligation	—	1,356,166	—
Unaffiliated Funds	2,778,519	—	—
Other Financial Instruments*
Financial Futures Contracts	(41,347)	—	—
Commodity Futures Contracts	5,251	—	—
OTC Forward Foreign Currency Exchange Contracts	—	27,153	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,453)	—
OTC Total Return Swap Agreements	—	42,600	—

Total	$3,275,420	$3,081,083	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Unaffiliated Funds	39.8%
Sovereign Bonds	21.1
U.S. Treasury Obligation	19.4
Consumer Finance	2.6
Banks	2.4
Household Durables	1.4
Unaffiliated Exchange Traded Fund	1.3
Construction Materials	0.8
Metals & Mining	0.7

Building Products	0.4%
Insurance	0.4
Trading Companies & Distributors	0.1
Thrifts & Mortgage Finance	0.1
Paper & Forest Products	0.1
Chemicals	0.0 *

90.6
Other assets in excess of liabilities	9.4

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker — variation margin futures	$5,251	*	—	$—
Equity contracts	—	—		Due from/to broker — variation margin futures	44,597	*
Equity contracts	Unrealized appreciation on OTC swap agreements	64,054		Unrealized depreciation on OTC swap agreements	21,454
Foreign exchange contracts	—	—		Due from/to broker — variation margin futures	9,951	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	137,980		Unrealized depreciation on OTC forward foreign currency exchange contracts	110,827
Interest rate contracts	Due from/to broker — variation margin futures	29,481	*	Due from/to broker — variation margin futures	16,280	*
Interest rate contracts	Due from/to broker — variation margin swaps	3,181	*	Due from/to broker — variation margin swaps	4,634	*

Total		$239,947			$207,743

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$8,764	$—	$(5,408)
Equity contracts	10,518	—	83,567
Foreign exchange contracts	73,665	18,162	—
Interest rate contracts	(29,941)	—	18,236

Total	$63,006	$18,162	$96,395

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$11,041	$—	$11,263
Equity contracts	(43,572)	—	76,104
Foreign exchange contracts	5,489	45,719	—
Interest rate contracts	8,463	—	(12,236)

Total	$(18,579)	$45,719	$75,131

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Interest Rate Swap Agreements(1)	Total Return Swap Agreements(1)
$2,157,213	$2,466,255	$3,836,805	$5,264,160	$4,509,023	$2,369,863

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$2,634	$(136)	$2,498	$—	$2,498
Barclays Bank PLC	36,211	(433)	35,778	—	35,778
BNP Paribas	35,438	(40,721)	(5,283)	—	(5,283)
Commonwealth Bank of Australia	462	—	462	—	462
Citibank, N.A.	5,048	—	5,048	—	5,048
Goldman Sachs International	63,086	(27,639)	35,447	(30,000)	5,447
JPMorgan Chase Bank, N.A.	56,357	(63,330)	(6,973)	—	(6,973)
State Street Bank and Trust Company	174	—	174	—	174
UBS AG	2,624	(22)	2,602	—	2,602

	$202,034	$(132,281)	$69,753	$(30,000)	$39,753

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities

(2)	Collateral amount disclosed by the Portfolio is limited to the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $6,441,635)	$6,324,299
Foreign currency, at value (cost $31,238)	31,192
Deposit with broker for centrally cleared/exchange-traded derivatives	269,644
Receivable for investments sold	320,638
Unrealized appreciation on OTC forward foreign currency contracts	137,980
Unrealized appreciation on OTC swap agreements	64,054
Dividends and interest receivable	48,447
Receivable from custodian	11,283
Tax reclaim receivable	8,989
Receivable from affiliate	14
Prepaid expenses	727

Total Assets	7,217,267

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	110,827
Payable for Portfolio shares repurchased	30,499
Custodian and accounting fees payable	30,143
Unrealized depreciation on OTC swap agreements	21,454
Audit fees	17,556
Accrued expenses and other liabilities	12,583
Payable for investments purchased	7,340
Payable to affiliate	6,150
Due to broker-variation margin futures	952
Management fees payable	917
Affiliated transfer agent fee payable	369
Distribution fee payable	288
Due to broker-variation margin swaps	243

Total Liabilities	239,321

NET ASSETS	$6,977,946

Net assets were comprised of:
Partners Equity	$6,977,946

Net asset value and redemption price per share, $6,977,946 / 763,972 outstanding shares of beneficial interest	$9.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$132,848
Unaffiliated dividend income (net) (foreign withholding tax $3,428, of which $376 is reimbursable by an affiliate)	65,163

198,011

EXPENSES
Management fees	64,339
Distribution fee	15,466
Custodian and accounting fees	79,248
Audit fee	35,109
Shareholders’ reports	9,920
Legal fees and expenses	9,603
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	17,693

Total expenses	247,965
Less: Fee waivers and/or expense reimbursement	(160,115)

Net expenses	87,850

NET INVESTMENT INCOME (LOSS)	110,161

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	122,782
Futures transactions	63,006
Swap agreements transactions	96,395
Forward currency contracts transactions	18,162
Foreign currency transactions	(122,863)

177,482

Net change in unrealized appreciation (depreciation) on:
Investments	(419,738)
Futures	(18,579)
Swap agreements	75,131
Forward currency contracts	45,719
Foreign currencies	(119)

(317,586)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(140,104)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,943)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$110,161	$18,446
Net realized gain (loss) on investment and foreign currency transactions	177,482	(316,238)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(317,586)	164,044

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,943)	(133,748)

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [246,254 and 168,764 shares, respectively]	2,244,006	1,551,605
Portfolio share repurchased [52,832 and 1,313,175 shares, respectively]	(481,299)	(11,951,634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	1,762,707	(10,400,029)

CAPITAL CONTRIBUTIONS	1,304	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,734,068	(10,533,777)
NET ASSETS:
Beginning of year	5,243,878	15,777,655

End of year	$6,977,946	$5,243,878

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 77.3%
COMMON STOCKS — 72.6%	Shares	Value
Aerospace & Defense — 2.8%
General Dynamics Corp.	2,650	$416,606
Raytheon Co.	920	141,082

		557,688

Airlines — 1.2%
Delta Air Lines, Inc.	4,800	239,520

Banks — 1.6%
JPMorgan Chase & Co.	3,300	322,146

Biotechnology — 1.4%
Gilead Sciences, Inc.	3,360	210,168
Moderna, Inc.*	3,800	58,026

		268,194

Capital Markets — 7.2%
Ares Management Corp. (Class A Stock)	5,000	88,900
BlackRock, Inc.	850	333,897
Blackstone Group LP (The), MLP	5,550	165,446
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	5,950	228,183
CME Group, Inc.	1,550	291,586
Goldman Sachs Group, Inc. (The)	1,212	202,465
S&P Global, Inc.	650	110,461

		1,420,938

Chemicals — 1.3%
Ashland Global Holdings, Inc.	3,700	262,552

Construction & Engineering — 0.4%
Valmont Industries, Inc.	736	81,659

Diversified Financial Services — 0.9%
FGL Holdings*	26,166	174,266

Electric Utilities — 1.0%
NextEra Energy, Inc.	1,100	191,202

Electrical Equipment — 1.7%
Eaton Corp. PLC	4,800	329,568

Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp. (Class A Stock)	1,478	119,748
CDW Corp.	3,250	263,413

		383,161

Energy Equipment & Services — 0.6%
Cactus, Inc. (Class A Stock)*	3,987	109,284

Entertainment — 2.3%
Activision Blizzard, Inc.	4,700	218,879
Spotify Technology SA*	2,120	240,620

		459,499

Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	625	127,319
Sprouts Farmers Market, Inc.*	3,467	81,509
Walmart, Inc.	2,000	186,300

		395,128

Food Products — 3.1%
Conagra Brands, Inc.	16,000	341,760
Hain Celestial Group, Inc. (The )*	17,050	270,413

		612,173

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 1.2%
DENTSPLY SIRONA, Inc.	6,100	$226,981

Health Care Providers & Services — 2.5%
CVS Health Corp.	4,250	278,460
DaVita, Inc.*	950	48,887
UnitedHealth Group, Inc.	646	160,932

		488,279

Hotels, Restaurants & Leisure — 2.8%
Marriott International, Inc. (Class A Stock)	386	41,904
McDonald’s Corp.	2,100	372,897
MGM Resorts International	3,600	87,336
Papa John’s International, Inc.	1,250	49,763

		551,900

Interactive Media & Services — 4.0%
Alphabet, Inc. (Class A Stock)*	400	417,983
Alphabet, Inc. (Class C Stock)*	28	28,997
Facebook, Inc. (Class A Stock)*	2,600	340,834

		787,814

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	245	367,983
Booking Holdings, Inc.*	150	258,363
eBay, Inc.*	3,641	102,203

		728,549

IT Services — 4.6%
PayPal Holdings, Inc.*	1,100	92,499
Visa, Inc. (Class A Stock)	3,700	488,177
WEX, Inc.*	2,290	320,737

		901,413

Machinery — 0.8%
Gates Industrial Corp. PLC*	11,100	146,964

Multi-Utilities — 1.7%
Brookfield Infrastructure Partners LP (Canada)	6,300	217,539
Sempra Energy	600	64,914
WEC Energy Group, Inc.	700	48,482

		330,935

Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.*	1,300	76,947
Enbridge, Inc. (Canada)	15,700	487,955

		564,902

Professional Services — 4.3%
Equifax, Inc.	2,700	251,451
IHS Markit Ltd.*	10,450	501,286
Verisk Analytics, Inc.*	936	102,061

		854,798

Road & Rail — 0.8%
CSX Corp.	1,790	111,213
Norfolk Southern Corp.	280	41,871

		153,084

Semiconductors & Semiconductor Equipment — 0.4%
ASML Holding NV (Netherlands)	510	79,366

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Software — 1.3%
Microsoft Corp.	2,550	$259,004

Specialty Retail — 5.5%
Asbury Automotive Group, Inc.*	1,200	79,992
At Home Group, Inc.*	4,390	81,917
Home Depot, Inc. (The)	1,775	304,981
Hudson Ltd. (Class A Stock)*	9,200	157,780
Lowe’s Cos., Inc.	2,450	226,282
Party City Holdco, Inc.*	18,600	185,628
Tractor Supply Co.	600	50,064

		1,086,644

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	1,360	214,526

Textiles, Apparel & Luxury Goods — 2.0%
PVH Corp.	4,300	399,685

Tobacco — 0.3%
Philip Morris International, Inc.	970	64,757

Trading Companies & Distributors — 2.7%
HD Supply Holdings, Inc.*	9,800	367,696
Univar, Inc.*	9,700	172,078

		539,774

Water Utilities — 0.6%
American Water Works Co., Inc.	1,200	108,924

TOTAL COMMON STOCKS (cost $14,693,502)		14,295,277

PREFERRED STOCK — 0.4%
Multi-Utilities
Sempra Energy, CVT, 6.750% (cost $76,068)	750	72,330

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CONVERTIBLE BOND — 0.1%
Semiconductors
MagnaChip Semiconductor SA (South Korea),
Gtd. Notes
5.000%	03/01/21	25	25,413

(cost $28,248)

CORPORATE BONDS — 4.2%
Commercial Services — 1.1%
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20	120	114,300
IHS Markit Ltd.,
Gtd. Notes, 144A
4.000%	03/01/26	112	104,160

			218,460

Gas — 0.6%
Rockpoint Gas Storage Canada Ltd. (Canada),
Sr. Sec’d. Notes, 144A
7.000%	03/31/23	135	126,900

Real Estate — 0.3%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (continued)
7.875%	11/15/25	65	$62,725

Retail — 1.7%
Party City Holdings, Inc.,
Gtd. Notes, 144A
6.625%	08/01/26	35	31,850
PetSmart, Inc.,
Gtd. Notes, 144A
8.875%	06/01/25	162	93,960
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	286	206,635

			332,445

Semiconductors — 0.3%
MagnaChip Semiconductor Corp. (South Korea),
Sr. Unsec’d. Notes
6.625%	07/15/21	65	57,850

Software — 0.2%
Riverbed Technology, Inc.,
Gtd. Notes, 144A
8.875%	03/01/23	55	40,494

TOTAL CORPORATE BONDS (cost $922,594)			838,874

TOTAL LONG-TERM INVESTMENTS (cost $15,720,412)			15,231,894

		Shares

SHORT-TERM INVESTMENTS —16.0%
UNAFFILIATED FUND — 15.8%
BlackRock Liquidity Funds FedFund Portfolio (cost $3,117,322)		3,117,322	3,117,322

OPTIONS PURCHASED~* — 0.2% (cost $43,214)			45,073

TOTAL SHORT-TERM INVESTMENTS (cost $3,160,536)			3,162,395

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 93.3% (cost $18,880,948)			18,394,289

SECURITIES SOLD SHORT(q) — (15.6)%

COMMON STOCKS — (12.8)%
Automobiles — (0.5)%
Harley-Davidson, Inc.		700	(23,884)
Tesla, Inc.*		220	(73,216)

			(97,100)

Beverages — (0.1)%
National Beverage Corp.		350	(25,120)

Capital Markets — (1.7)%
Carlyle Group LP (The), MLP		1,900	(29,925)
FactSet Research Systems, Inc.		400	(80,052)
Federated Investors, Inc. (Class B Stock)		3,061	(81,270)

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Focus Financial Partners, Inc. (Class A Stock)*	1,307	$(34,413)
Greenhill & Co., Inc.	4,400	(107,360)

		(333,020)

Commercial Services & Supplies — (0.3)%
Ritchie Bros. Auctioneers, Inc. (Canada)	2,000	(65,440)

Containers & Packaging — (0.4)%
AptarGroup, Inc.	800	(75,256)

Diversified Telecommunication Services — (0.2)%
CenturyLink, Inc.	2,500	(37,875)

Electric Utilities — (0.3)%
Southern Co. (The)	1,250	(54,900)

Energy Equipment & Services — (0.6)%
Core Laboratories NV	1,600	(95,455)
Hi-Crush Partners LP, MLP	3,910	(13,998)

		(109,453)

Equity Real Estate Investment Trusts (REITs) — (0.3)%
Lamar Advertising Co. (Class A Stock)	900	(62,262)

Food & Staples Retailing — (0.3)%
BJ’s Wholesale Club Holdings, Inc.*	2,300	(50,968)
United Natural Foods, Inc.*	1,700	(18,003)

		(68,971)

Food Products — (0.7)%
General Mills, Inc.	800	(31,152)
Kellogg Co.	725	(41,332)
McCormick & Co., Inc.	450	(62,658)

		(135,142)

Health Care Equipment & Supplies — (0.1)%
DexCom, Inc.*	200	(23,960)

Hotels, Restaurants & Leisure — (1.2)%
BJ’s Restaurants, Inc.	400	(20,228)
Darden Restaurants, Inc.	500	(49,930)
Dine Brands Global, Inc.	1,000	(67,340)
Shake Shack, Inc. (Class A Stock)*	1,100	(49,962)
Texas Roadhouse, Inc.	800	(47,760)

		(235,220)

Household Durables — (0.4)%
PulteGroup, Inc.	3,400	(88,366)

Household Products — (0.2)%
Energizer Holdings, Inc.	921	(41,583)

Insurance — (0.3)%
Aegon NV (Netherlands)	14,884	(69,819)

IT Services — (0.5)%
Western Union Co. (The)	5,350	(91,270)

Machinery — (0.5)%
Graco, Inc.	1,000	(41,850)
PACCAR, Inc.	1,150	(65,711)

		(107,561)

Media — (1.1)%
Discovery, Inc. (Class A Stock)*	4,400	(108,856)

SECURITIES SOLD SHORT (continued)	Shares	Value

COMMON STOCKS (continued)
Media (continued)
New Media Investment Group, Inc.	1,750	$(20,248)
Omnicom Group, Inc.	1,100	(80,564)

		(209,668)

Multiline Retail — (0.3)%
Ollie’s Bargain Outlet Holdings, Inc.*	800	(53,208)

Multi-Utilities — (0.4)%
Consolidated Edison, Inc.	940	(71,872)

Real Estate Management & Development — (0.1)%
Realogy Holdings Corp.	1,100	(16,148)

Semiconductors & Semiconductor Equipment — (0.3)%
NVIDIA Corp.	380	(50,730)

Software — (0.7)%
Autodesk, Inc.*	400	(51,444)
ServiceNow, Inc.*	220	(39,171)
Workday, Inc. (Class A Stock)*	300	(47,904)

		(138,519)

Specialty Retail — (0.9)%
Gap, Inc. (The)	800	(20,608)
Michaels Cos., Inc. (The)*	2,400	(32,496)
RH*	250	(29,955)
Sally Beauty Holdings, Inc.*	5,800	(98,890)

		(181,949)

Trading Companies & Distributors — (0.4)%
Fastenal Co.	1,400	(73,206)

TOTAL COMMON STOCKS (proceeds received $2,767,275)		(2,517,618)

UNAFFILIATED EXCHANGE TRADED FUNDS — (2.8)%
iShares Russell 2000 ETF	274	(36,689)
iShares Russell Mid-Cap ETF	4,164	(193,543)
Materials Select Sector SPDR Fund	600	(30,312)
SPDR S&P Retail ETF	1,700	(69,683)
Utilities Select Sector SPDR Fund	2,378	(125,844)
Vanguard REIT ETF	1,400	(104,398)

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (proceeds received $532,091)		(560,469)

TOTAL SECURITIES SOLD SHORT (proceeds received $3,299,366)		(3,078,087)

OPTIONS WRITTEN~* — (0.3)% (premiums received $28,578)		(65,229)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 77.4% (cost $15,553,004)		15,250,973
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 22.6%		4,450,558

NET ASSETS — 100.0%		$19,701,531

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(q)	Deposit with Goldman Sachs & Co. as collateral in the amount of $4,163,262 exceeds the value of securities sold short as of December 31, 2018.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
BlackRock, Inc.	Call	01/18/19	$500.00	1	—	(r)	$17
Conagra Brands, Inc.	Call	03/15/19	$23.00	12	1		839
Hain Celestial Group, Inc. (The)	Call	02/15/19	$30.00	22	2		—
Lowe’s Cos, Inc.	Call	01/18/19	$110.00	5	1		5
Nielsen Holdings PLC	Call	02/15/19	$30.00	27	3		405
Party City Holdings, Inc.	Call	01/18/19	$12.50	17	2		68
Party City Holdings, Inc.	Call	01/18/19	$15.00	30	3		—
PVH Corp.	Call	01/18/19	$120.00	2	—	(r)	10
PVH Corp.	Call	03/15/19	$100.00	2	—	(r)	730
Schlumberger Ltd.	Call	06/21/19	$70.00	8	1		24
Tellurian, Inc.	Call	04/18/19	$12.50	43	4		1,398
Hi-Crush Partners LP	Put	01/18/19	$12.50	32	3		28,737
Hi-Crush Partners LP	Put	03/15/19	$12.50	14	1		12,740
Twenty-First Century Fox, Inc.	Put	01/18/19	$40.00	20	2		100

Total Options Purchased (cost $43,214)							$45,073

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Activision Blizzard, Inc.	Put	01/18/19	$50.00	11	1		$(4,621)
Cactus, Inc.	Put	02/15/19	$35.00	11	1		(9,075)
Cheniere Energy, Inc.	Put	01/18/19	$57.50	11	1		(1,639)
Conagra Brands, Inc.	Put	03/15/19	$19.00	12	1		(720)
eBay, Inc.	Put	04/18/19	$26.00	16	2		(2,064)
Gates Industrial Corp. PLC	Put	05/17/19	$12.50	13	1		(1,073)
General Mills, Inc.	Put	01/18/19	$32.50	8	1		(40)
Hain Celestial Group, Inc. (The)	Put	02/15/19	$20.00	22	2		(9,569)
Lowe’s Cos, Inc.	Put	01/18/19	$92.50	5	1		(1,400)
Nielsen Holdings PLC	Put	02/15/19	$22.00	27	3		(2,633)
Party City Holdings, Inc.	Put	04/20/18	$10.00	47	5		(5,170)
PVH Corp.	Put	01/18/19	$110.00	2	—	(r)	(3,420)
PVH Corp.	Put	03/15/19	$80.00	3	—	(r)	(660)
Spotify Technology SA	Put	01/18/19	$155.00	3	—	(r)	(12,599)
Visa, Inc.	Put	03/15/19	$125.00	6	1		(2,466)
Wex, Inc.	Put	02/15/19	$180.00	2	—	(r)	(8,080)

Total Options Written (premiums received $28,578)							$(65,229)

(r)	Notional amount is less than $500 par.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
4	NASDAQ 100 E-Mini Index	Mar. 2019	$506,660	$11,932
3	Russell 2000 E-Mini Index	Mar. 2019	202,350	3,795
14	S&P 500 E-Mini Index	Mar. 2019	1,753,640	16,573

				$32,300

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Consumer Staples Select Sector Total Return Index(Q)	3 Month LIBOR minus 35bps(Q)	Citibank, N.A.	05/15/19	(82)	$2,519	$—	$2,519
JP Morgan custom basket(T)	3 Month LIBOR minus 65bps(Q)	JPMorgan Chase Bank, N.A.	05/01/20	(182)	8,621	—	8,621
Russell Midcap Index Total Return(T)	1 Month LIBOR minus 55bps(M)	Goldman Sachs International	01/28/19	(101)	1,857	—	1,857
S&P 500 Growth Total Return Index(Q)	3 Month LIBOR minus 35bps(Q)	Citibank, N.A.	05/15/19	(989)	88,230	—	88,230
S&P 500 Value Total Return Index(T)	1 Month LIBOR plus 34.50bps(M)	Goldman Sachs International	11/29/19	(198)	11,399	—	11,399
Trupanion, Inc.(T)	1 Month LIBOR minus 600 bps(M)	Citibank, N.A.	03/09/20	(17)	4,189	—	4,189

					$116,815	$—	$116,815

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$116,815	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$125,050	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$14,295,277	$—	$—
Preferred Stock	72,330	—	—
Convertible Bond	—	25,413	—
Corporate Bonds	—	838,874	—
Unaffiliated Fund	3,117,322	—	—
Options Purchased	45,073	—	—
Common Stocks — Short	(2,447,799)	(69,819)	—
Unaffiliated Exchange Traded Funds — Short	(560,469)	—	—
Options Written	(65,229)	—	—
Other Financial Instruments*
Futures Contracts	32,300	—	—
OTC Total Return Swap Agreements	—	116,815	—

Total	$14,488,805	$911,283	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Unaffiliated Fund	15.8%
Capital Markets	7.2
Specialty Retail	5.5
IT Services	4.6
Professional Services	4.3
Interactive Media & Services	4.0
Internet & Direct Marketing Retail	3.7
Food Products	3.1
Oil, Gas & Consumable Fuels	2.9
Aerospace & Defense	2.8
Hotels, Restaurants & Leisure	2.8
Trading Companies & Distributors	2.7
Health Care Providers & Services	2.5
Entertainment	2.3
Multi-Utilities	2.1
Textiles, Apparel & Luxury Goods	2.0
Food & Staples Retailing	2.0
Electronic Equipment, Instruments & Components	1.9
Retail	1.7
Electrical Equipment	1.7
Banks	1.6
Software	1.5
Biotechnology	1.4
Chemicals	1.3
Airlines	1.2
Health Care Equipment & Supplies	1.2
Commercial Services	1.1

Technology Hardware, Storage & Peripherals	1.1%
Electric Utilities	1.0
Diversified Financial Services	0.9
Road & Rail	0.8
Machinery	0.8
Gas	0.6
Energy Equipment & Services	0.6
Water Utilities	0.6
Semiconductors	0.4
Construction & Engineering	0.4
Semiconductors & Semiconductor Equipment	0.4
Tobacco	0.3
Real Estate	0.3
Options Purchased	0.2
Real Estate Management & Development	(0.1)
Health Care Equipment & Supplies	(0.1)
Beverages	(0.1)
Diversified Telecommunication Services	(0.2)
Household Products	(0.2)
Semiconductors & Semiconductor Equipment	(0.3)
Multiline Retail	(0.3)
Electric Utilities	(0.3)
Equity Real Estate Investment Trusts (REITs)	(0.3)
Commercial Services & Supplies	(0.3)
Food & Staples Retailing	(0.3)
Insurance	(0.3)
Multi-Utilities	(0.4)
Trading Companies & Distributors	(0.4)
Containers & Packaging	(0.4)
Household Durables	(0.4)
IT Services	(0.5)
Automobiles	(0.5)
Machinery	(0.5)

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification (con’t)
Energy Equipment & Services	(0.6)%
Food Products	(0.7)
Software	(0.7)
Specialty Retail	(0.9)
Media	(1.1)
Hotels, Restaurants & Leisure	(1.2)
Capital Markets	(1.7)

Unaffiliated Exchange Traded Funds	(2.8)%

77.7
Options Written	(0.3)
Other assets in excess of liabilities	22.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$32,300	*	—	$—
Equity contracts	Unaffiliated investments	45,073		Options written outstanding, at value	65,229
Equity contracts	Unrealized appreciation on OTC swap agreements	116,815		—	—

Total		$194,188			$65,229

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Options Purchased(1)	Options Written	Futures	Swaps
Equity contracts	$6,708	$36,835	$114,250	$106,127	$(84,440)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Equity contracts	$(17,173)	$(70,096)	$61,841	$145,750

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Short Positions(2)	Total Return Swap Agreements(2)
$33,877	$30,400	$2,458,371	$1,372,548

(1)	Cost.
(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Amounts of Recognized Assets	Collateral Received(2)	Net Amount
Securities Sold Short	Goldman Sachs & Co.	$(3,078,087)	$3,078,087	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citibank, N.A.	$94,938	$—	$94,938	$—	$94,938
Goldman Sachs International	13,256	—	13,256	—	13,256
JPMorgan Chase Bank, N.A.	8,621	—	8,621	—	8,621

	$116,815	$—	$116,815	$—	$116,815

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Unaffiliated investments (cost $18,880,948)	$18,394,289
Cash	2,957
Deposit with broker for centrally cleared/exchange-traded derivatives	125,050
Deposit with broker for securities sold short	4,163,262
Receivable for investments sold	506,512
Unrealized appreciation on OTC swap agreements	116,815
Dividends and interest receivable	30,038
Tax reclaim receivable	5,902
Receivable for Portfolio shares sold	1,654
Receivable from affiliate	898
Prepaid expenses	727

Total Assets	23,348,104

LIABILITIES:
Securities sold short at value (proceeds receivable $3,299,366)	3,078,087
Payable for investments purchased	421,060
Options written outstanding, at value (premiums received $28,578)	65,229
Accrued expenses and other liabilities	40,162
Due to broker-variation margin futures	17,855
Management fees payable	12,106
Payable to affiliate	5,903
Dividends payable on securities sold short	4,999
Distribution fee payable	803
Affiliated transfer agent fee payable	369

Total Liabilities	3,646,573

NET ASSETS	$19,701,531

Net assets were comprised of:
Partners Equity	$19,701,531

Net asset value and redemption price per share, $19,701,531 / 1,885,608 outstanding shares of beneficial interest	$10.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,877, of which $357 is reimbursable by an affiliate)	$246,077
Interest income	134,882

380,959

EXPENSES
Management fees	211,210
Distribution fee	50,772
Dividends on securities sold short	79,354
Custodian and accounting fees	46,236
Audit fee	33,509
Trustees’ fees	9,620
Legal fees and expenses	9,605
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	5,589
Miscellaneous	13,918

Total expenses	466,800
Less: Fee waivers and/or expense reimbursement	(99,063)

Net expenses	367,737

NET INVESTMENT INCOME (LOSS)	13,222

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,036,973
Futures transactions	106,127
Options written transactions	114,250
Short sales transactions	(202,170)
Swap agreements transactions	(84,440)
Foreign currency transactions	1,525

972,265

Net change in unrealized appreciation (depreciation) on:
Investments	(3,098,488)
Futures	61,841
Options written	(70,096)
Short sales	516,079
Swap agreements	145,750
Foreign currencies	10

(2,444,904)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(1,472,639)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,459,417)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$13,222	$(20,908)
Net realized gain (loss) on investment and foreign currency transactions	972,265	498,624
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,444,904)	1,647,198

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,459,417)	2,124,914

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [299,684 and 196,471 shares, respectively]	3,379,913	2,059,146
Portfolio share repurchased [122,941 and 17,998 shares, respectively]	(1,360,946)	(191,032)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	2,018,967	1,868,114

CAPITAL CONTRIBUTIONS	8,617	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	568,167	3,993,028
NET ASSETS:
Beginning of year	19,133,364	15,140,336

End of year	$19,701,531	$19,133,364

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST PIMCO DYNAMIC BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 112.9%

ASSET-BACKED SECURITIES — 26.3%
Collateralized Debt Obligation — 1.1%
Arbor Realty Commercial Real Estate Ltd. (Cayman Islands),
Series 2018-FL1, Class A, 1 Month LIBOR + 1.150%, 144A
3.605%(c)	06/15/28	3,200	$3,172,829

Collateralized Loan Obligations — 11.3%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-4A, Class A, 3 Month LIBOR + 1.420%, 144A
3.961%(c)	05/01/26	4,757	4,755,174
Cutwater Ltd. (Cayman Islands),
Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.250%, 144A
3.686%(c)	07/15/26	1,294	1,290,404
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 3 Month LIBOR + 0.800%, 144A
3.245%(c)	01/18/28	3,450	3,403,394
OCP CLO Ltd. (Cayman Islands),
Series 2015-10A, Class A1R, 3 Month LIBOR + 0.820%, 144A
3.328%(c)	10/26/27	1,550	1,530,913
Series 2015-8A, Class A1R, 3 Month LIBOR + 0.850%, 144A
3.299%(c)	04/17/27	1,550	1,535,122
Series 2015-9A, Class A1R, 3 Month LIBOR + 0.800%, 144A
3.236%(c)	07/15/27	1,550	1,534,773
Octagon Investment Partners 24 Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A
3.546%(c)	05/21/27	3,150	3,141,286
OFSI Fund Ltd. (Cayman Islands),
Series 2014-7A, Class AR, 3 Month LIBOR + 0.900%, 144A
3.345%(c)	10/18/26	3,600	3,595,413
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 3 Month LIBOR + 0.740%, 144A
3.176%(c)	10/15/25	1,077	1,069,281
Trinitas CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 3 Month LIBOR + 1.180%, 144A
3.616%(c)	07/15/26	6,561	6,561,177
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1SR, 3 Month LIBOR + 0.890%, 144A
3.326%(c)	04/15/29	1,550	1,532,622
WhiteHorse Ltd. (Cayman Islands),
Series 2014-9A, Class AR, 3 Month LIBOR + 1.160%, 144A
3.609%(c)	07/17/26	1,605	1,605,221

			31,554,780

Home Equity Loans — 1.3%
Bear Stearns Asset Backed Securities I Trust,
Series 2007-HE2, Class 2A4, 1 Month LIBOR + 0.230%
2.736%(c)	02/25/37	1,451	1,274,552

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Soundview Home Loan Trust,
Series 2007-OPT1, Class 1A1, 1 Month LIBOR + 0.200%
2.706%(c)	06/25/37	1,373	$1,010,460
WaMu Asset-Backed Certificates WaMu Trust,
Series 2007-HE3, Class 1A, 1 Month LIBOR + 0.230%
2.731%(c)	05/25/37	1,507	1,411,158

			3,696,170

Other — 0.2%
Ready Capital Mortgage Financing LLC,
Series 2018-FL2, Class A, 1 Month LIBOR + 0.850%, 144A
3.356%(c)	06/25/35	500	498,560

Residential Mortgage-Backed Securities — 1.6%
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB8, Class AF3
3.691%(cc)	12/25/35	652	648,839
HSI Asset Securitization Corp. Trust,
Series 2006-OPT2, Class M4, 1 Month LIBOR + 0.520%
3.026%(c)	01/25/36	800	719,103
Lehman XS Trust,
Series 2007-3, Class 1BA2, 6 Month LIBOR + 0.500%
3.385%(c)	03/25/37	1,169	1,131,307
Long Beach Mortgage Loan Trust,
Series 2003-4, Class AV1, 1 Month LIBOR + 0.620%
3.126%(c)	08/25/33	756	757,432
Saxon Asset Securities Trust,
Series 2007-3, Class 1A, 1 Month LIBOR + 0.310%
2.816%(c)	09/25/47	214	205,622
Structured Asset Investment Loan Trust,
Series 2004-8, Class A4, 1 Month LIBOR + 1.000%
3.506%(c)	09/25/34	1,157	1,152,137

			4,614,440

Student Loans — 10.8%
Academic Loan Funding Trust,
Series 2012-1A, Class A2, 1 Month LIBOR + 1.100%, 144A
3.606%(c)	12/27/44	1,419	1,425,937
Access Group, Inc.,
Series 2015-1, Class A, 1 Month LIBOR + 0.700%, 144A
3.206%(c)	07/25/56	819	818,597
ECMC Group Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.350%, 144A
3.856%(c)	07/26/66	1,151	1,167,318
Series 2018-1A, Class A, 1 Month LIBOR + 0.750%, 144A
3.256%(c)	02/27/68	2,818	2,813,845
EFS Volunteer LLC,
Series 2012-1, Class A2, 1 Month LIBOR + 1.350%, 144A
3.856%(c)	03/25/36	1,550	1,578,126
Series 2012-1, Class A3, 1 Month LIBOR + 1.000%, 144A
3.506%(c)	04/25/33	950	954,784
Montana Higher Education Student Assistance Corp.,
Series 2012-1, Class A3, 1 Month LIBOR + 1.050%
3.520%(c)	07/20/43	850	851,110
Navient Student Loan Trust,
Series 2016-5A, Class A, 1 Month LIBOR + 1.250%, 144A
3.756%(c)	06/25/65	2,466	2,484,077
Series 2016-7A, Class A, 1 Month LIBOR + 1.150%, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
3.656%(c)	03/25/66	1,167	$1,170,822
Series 2017-2A, Class A, 1 Month LIBOR + 1.050%, 144A
3.556%(c)	12/27/66	1,986	1,985,502
Series 2017-5A, Class A, 1 Month LIBOR + 0.800%, 144A
3.306%(c)	07/26/66	2,539	2,543,439
Nelnet Student Loan Trust,
Series 2006-1, Class A6, 3 Month LIBOR + 0.450%, 144A
3.103%(c)	08/23/36	1,500	1,462,867
Northstar Education Finance, Inc.,
Series 2007-1, Class A1, Revenue Bonds
2.590%(cc)	04/28/30	198	196,846
PHEAA Student Loan Trust,
Series 2016-1A, Class A, 1 Month LIBOR + 1.150%, 144A
3.656%(c)	09/25/65	1,189	1,203,379
Scholar Funding Trust,
Series 2010-A, Class A, 3 Month LIBOR + 0.750%, 144A
3.259%(c)	10/28/41	607	599,108
SLM Student Loan Trust,
Series 2003-7A, Class A5A, 3 Month LIBOR + 1.200%, 144A
3.988%(c)	12/15/33	1,009	1,014,430
Series 2004-8A, Class A6, 3 Month LIBOR + 0.630%, 144A
3.120%(c)	01/25/40	750	751,751
Series 2005-5, Class A4, 3 Month LIBOR + 0.140%
2.630%(c)	10/25/28	1,956	1,941,538
Series 2006-10, Class A5A, 3 Month LIBOR + 0.100%
2.590%(c)	04/25/27	675	674,121
Series 2008-2, Class A3, 3 Month LIBOR + 0.750%
3.240%(c)	04/25/23	424	419,894
Series 2008-3, Class A3, 3 Month LIBOR + 1.000%
3.490%(c)	10/25/21	545	546,139
Series 2008-4, Class A4, 3 Month LIBOR + 1.650%
4.140%(c)	07/25/22	1,161	1,175,197
Series 2008-5, Class A4, 3 Month LIBOR + 1.700%
4.190%(c)	07/25/23	1,031	1,047,738
Series 2008-6, Class A4, 3 Month LIBOR + 1.100%
3.590%(c)	07/25/23	734	738,948
Series 2008-8, Class A4, 3 Month LIBOR + 1.500%
3.990%(c)	04/25/23	499	507,878
Wachovia Student Loan Trust,
Series 2005-1, Class A5, 3 Month LIBOR + 0.130%
2.620%(c)	01/26/26	81	81,119

			30,154,510

TOTAL ASSET-BACKED SECURITIES (cost $73,233,442)			73,691,289

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.3%
Bancorp Commercial Mortgage (The),
Series 2018-CR3, Class A, 1 Month LIBOR + 0.850%, 144A
3.305%(c)	01/15/33	811	804,195
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class E, 144A
3.786%(cc)	04/10/28	450	447,655

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSMC LLC,
Series 2014-USA, Class E, 144A
4.373%	09/15/37			400	$357,948
Exantas Capital Corp. (Cayman Islands),
Series 2018-RSO6, Class A, 1 Month LIBOR + 0.830%, 144A
3.285%(c)	06/15/35			1,150	1,134,078
TPG Real Estate Finance Ltd. (Cayman Islands),
Series 2018-FL1, Class A, 1 Month LIBOR + 0.750%, 144A
3.205%(c)	02/15/35			778	774,739

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,571,825)					3,518,615

CORPORATE BONDS — 23.1%
Aerospace & Defense — 0.6%
Spirit AeroSystems, Inc.,
Gtd. Notes
4.600%	06/15/28			900	864,004
United Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23			900	896,474

					1,760,478

Auto Manufacturers — 1.6%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.370%
0.054%(c)	12/01/21		EUR	500	533,667
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.430%
0.114%(c)	05/14/21		EUR	300	328,322
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.930%
3.754%(c)	09/24/20			1,100	1,080,301
General Motors Financial Co., Inc.,
Gtd. Notes, EMTN, 3 Month EURIBOR + 0.550%
0.240%(c)	03/26/22		EUR	600	658,853
Gtd. Notes, EMTN, 3 Month EURIBOR + 0.680%
0.364%(c)	05/10/21		EUR	700	780,409
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
0.625%	09/08/21		EUR	900	1,022,634

					4,404,186

Auto Parts & Equipment — 0.3%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22			800	781,451

Banks — 9.3%
Bank of Ireland (Ireland),
Jr. Sub. Notes
7.375%	—	(rr)	EUR	400	477,846
Barclays Bank PLC (United Kingdom),
Certificate of Deposit, 3 Month LIBOR + 0.400%
2.890%(c)	10/25/19			1,400	1,400,662
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%	05/16/29			1,600	1,542,684
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.380%

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
4.009%(c)	05/16/24			500	$476,110
BNP Paribas SA (France),
Jr. Sub. Notes, 144A
7.000%	—	(rr)		600	570,749
4.400%	08/14/28			900	878,437
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.125%	03/09/21			400	393,999
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%	01/10/28			800	771,927
4.075%	04/23/29			700	681,065
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
3.450%(c)	04/25/22			400	394,737
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
6.625%	—	(rr)	EUR	600	746,269
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%, 144A
3.682%(c)	09/26/23			800	789,591
Credit Suisse AG (Switzerland),
Certificate of Deposit, 3 Month LIBOR + 0.320%
3.087%(c)	03/08/19			1,500	1,500,594
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
4.250%	02/04/21			1,500	1,478,274
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.850%	01/26/27			500	470,324
4.223%	05/01/29			800	769,911
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
5.875%	—	(rr)	GBP	800	974,626
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.797%(c)	10/02/23			900	890,962
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.005%	04/23/29			800	784,290
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
3.390%(c)	04/25/23			500	492,615
Lloyds Bank Corporate Markets PLC (United Kingdom),
Certificate of Deposit, 3 Month LIBOR + 0.500%
2.908%(c)	10/26/20			900	900,002
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.700%	08/17/20			600	592,411
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
7.000%	—	(rr)	GBP	1,100	1,401,185
4.050%	08/16/23			800	790,339
4.550%	08/16/28			800	768,650
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%	04/24/24			700	694,039
3.772%	01/24/29			500	478,387
Natwest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.625%	03/02/22		EUR	200	222,432
Royal Bank of Scotland Group PLC (United Kingdom),

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Jr. Sub. Notes
7.500%	—	(rr)		700	$693,000
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%	—	(rr)	GBP	400	511,084
Societe Generale SA (France),
Jr. Sub. Notes, 144A
6.750%	—	(rr)		600	510,150
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, MTN, 144A
7.830%	12/04/23			1,200	1,254,216
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN(a)
3.584%	05/22/28			800	768,061

					26,069,628

Beverages — 0.2%
Constellation Brands, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.700%
3.209%(c)	11/15/21			600	592,813

Biotechnology — 0.3%
Celgene Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/25			900	866,396

Building Materials — 0.2%
Jeld-Wen, Inc.,
Gtd. Notes, 144A(a)
4.875%	12/15/27			800	675,999

Chemicals — 0.3%
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20			900	893,478

Computers — 0.1%
Western Digital Corp.,
Gtd. Notes(a)
4.750%	02/15/26			370	320,975

Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.500%	05/26/22			200	193,912
Aircastle Ltd.,
Sr. Unsec’d. Notes(a)
7.625%	04/15/20			300	313,788
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22			300	314,237
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23			100	97,500
Navient Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19			68	67,745
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28			800	708,000
Springleaf Finance Corp.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
5.250%	12/15/19		100	$100,237

				1,795,419

Electric — 0.5%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		250	244,999
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20		200	204,123
Southern Power Co.,
Sr. Unsec’d. Notes
1.850%	06/20/26	EUR	800	935,446

				1,384,568

Foods — 0.3%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
3.219%(c)	10/22/20		900	897,472

Gas — 0.2%
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.500%	09/15/21		600	599,518

Healthcare-Products — 0.3%
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
3.554%(c)	03/19/21		800	792,509

Healthcare-Services — 0.1%
HCA, Inc.,
Sr. Sec’d. Notes
6.500%	02/15/20		150	153,749

Home Builders — 0.1%
DR Horton, Inc.,
Gtd. Notes
4.375%	09/15/22		200	202,321

Iron/Steel — 0.1%
ABJA Investment Co. Pte Ltd. (India),
Gtd. Notes
5.950%	07/31/24		200	195,747

Media — 0.5%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		450	431,999
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20		150	151,875
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		200	199,784
Comcast Corp.,
Gtd. Notes, 3 Month LIBOR + 0.440%
3.237%(c)	10/01/21		400	396,205
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19		100	102,029

				1,281,892

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 0.1%
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
7.250%	04/01/23	300	$263,999

Oil & Gas — 2.0%
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	900	847,227
Laredo Petroleum, Inc.,
Gtd. Notes(a)
5.625%	01/15/22	225	201,938
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.125%	01/17/22	600	615,749
8.750%	05/23/26	1,100	1,231,999
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
6.000%(d)	10/28/22	10,960	1,309,719
Reliance Holdings USA, Inc. (India),
Gtd. Notes
5.400%	02/14/22	250	258,893
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, 144A
3.667%	11/30/27	550	499,883
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25	600	523,500

			5,488,908

Packaging & Containers — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA,
Sr. Sec’d. Notes
5.750%	10/15/20	145	145,003

Pharmaceuticals — 0.9%
Bausch Health Cos., Inc.,
Sr. Sec’d. Notes, 144A
6.500%	03/15/22	200	201,000
7.000%	03/15/24	225	227,250
Cigna Corp.,
Gtd. Notes, 144A
4.375%	10/15/28	1,125	1,131,279
Mylan, Inc.,
Gtd. Notes, 144A
4.550%	04/15/28	900	838,826
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.700%	07/19/19	200	196,895

			2,595,250

Pipelines — 0.7%
ONEOK, Inc.,
Gtd. Notes
4.550%	07/15/28	900	888,302
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	375	356,873
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
4.750%	10/01/23	800	$772,000

			2,017,175

Real Estate — 0.1%
China Evergrande Group (China),
Sr. Sec’d. Notes
8.750%	06/28/25	400	336,568

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
4.400%	02/15/26	1,100	1,099,141
iStar, Inc.,
Sr. Unsec’d. Notes
5.000%	07/01/19	72	71,775

			1,170,916

Savings & Loans — 0.5%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A(a)
4.302%	03/08/29	1,600	1,503,440

Semiconductors — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.000%	01/15/22	300	288,511
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A
3.922%	06/01/21	1,400	1,388,783
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/01/21	200	197,499

			1,874,793

Software — 0.2%
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22	700	667,217

Telecommunications — 0.9%
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
3.375%	06/12/22	100	94,499
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20	100	102,500
7.000%	08/15/20	450	460,710
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	300	297,102
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.375%	11/15/33	200	180,526
7.200%	07/18/36	150	143,250
7.721%	06/04/38	350	347,596
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.329%	09/21/28	900	903,699

			2,529,882

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.9%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A(a)
2.875%	01/20/22	500	$483,810
GATX Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%
3.302%(c)	11/05/21	900	890,733
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23	1,000	954,069
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
2.650%	07/15/21	200	194,661

			2,523,273

TOTAL CORPORATE BONDS (cost $68,452,565)			64,785,023

MUNICIPAL BONDS — 0.8%
Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, BABS
7.350%	07/01/35	165	182,891

Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp. (Puerto Rico),
Revenue Bonds(d)
4.850%	08/01/36	15	11,344
5.000%	08/01/21	15	11,625
5.000%	08/01/40	100	77,500
5.000%	08/01/43	825	382,594
5.000%	08/01/46	175	135,625
5.250%	08/01/40	360	279,000
5.250%	08/01/41	45	20,869
5.375%	08/01/38	170	78,838
5.375%	08/01/39	105	48,694
5.500%	08/01/22	10	4,638
5.500%	08/01/28	50	23,188
5.750%	08/01/37	145	67,244
5.750%	08/01/57	80	62,000
6.000%	08/01/31	240	181,800
6.000%	08/01/32	40	30,300
6.000%	08/01/38	80	60,600
6.050%	08/01/36	65	49,238
6.050%	08/01/37	40	30,300
6.050%	08/01/39	15	11,363
6.130%	08/01/28	15	11,363
6.130%	08/01/29	115	87,113
6.130%	08/01/30	50	37,875
6.130%	08/01/37	115	87,113
6.130%	08/01/38	85	64,388
6.500%	08/01/44	20	9,300
6.750%	08/01/32	360	166,950

			2,030,862

TOTAL MUNICIPAL BONDS (cost $2,008,915)			2,213,753

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.5%
Alternative Loan Trust,
Series 2006-HY11, Class A1, 1 Month LIBOR + 0.120%
2.626%(c)	06/25/36	992	$914,581
Series 2007-OA3, Class 1A1, 1 Month LIBOR + 0.140%
2.646%(c)	04/25/47	768	727,135
BCAP LLC Trust,
Series 2007-AA1, Class 2A1, 1 Month LIBOR + 0.180%
2.686%(c)	03/25/37	1,413	1,367,208
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2007-OA3, Class A1, 1 Month LIBOR + 0.140%
2.646%(c)	07/25/47	1,110	1,053,409
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250%
6.756%(c)	01/25/29	250	276,821
Fannie Mae REMICS,
Series 2010-135, Class AS, IO, 1 Month LIBOR x (1) + 5.950%
3.444%(c)	12/25/40	208	25,828
Series 2011-124, Class SC, IO, 1 Month LIBOR x (1) + 6.550%
4.044%(c)	12/25/41	736	116,719
Series 2012-5, Class SA, IO, 1 Month LIBOR x (1) + 5.950%
3.444%(c)	02/25/42	750	104,999
Series 2012-88, Class SB, IO, 1 Month LIBOR x (1) + 6.670%
4.164%(c)	07/25/42	426	69,723
Series 2013-96, Class SY, IO, 1 Month LIBOR x (1) + 6.150%
3.644%(c)	07/25/42	621	85,680
Series 2013-130, Class SN, IO, 1 Month LIBOR x (1) + 6.650%
4.144%(c)	10/25/42	809	133,325
Series 2014-6, Class SA, IO, 1 Month LIBOR x (1) + 6.600%
4.094%(c)	02/25/44	802	117,250
Series 2014-19, Class MS, IO, 1 Month LIBOR x (1) + 6.600%
4.094%(c)	11/25/39	575	40,546
Series 2015-20, Class ES, IO, 1 Month LIBOR x (1) + 6.150%
3.644%(c)	04/25/45	603	94,209
Series 2015-22, Class DS, IO, 1 Month LIBOR x (1) + 6.200%
3.694%(c)	04/25/45	583	90,978
Series 2015-34, Class LS, IO, 1 Month LIBOR x (1) + 6.100%
3.594%(c)	06/25/45	1,123	167,195
Series 2015-79, Class SE, IO, 1 Month LIBOR x (1) + 6.250%
3.744%(c)	11/25/45	447	65,460
Series 2016-1, Class SJ, IO, 1 Month LIBOR x (1) + 6.150%
3.644%(c)	02/25/46	1,229	203,512
Freddie Mac REMICS,
Series 3753, Class SK, IO, 1 Month LIBOR x (1) + 6.050%
3.595%(c)	11/15/38	239	10,345

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3852, Class SW, IO, 1 Month LIBOR x (1) + 6.000%
3.545%(c)	05/15/41	713	$94,976
Series 4314, Class SE, IO, 1 Month LIBOR x (1) + 6.050%
3.595%(c)	03/15/44	1,450	229,382
Series 4431, Class ST, IO, 1 Month LIBOR x (1) + 6.100%
3.645%(c)	01/15/45	1,282	199,067
Series 4468, Class SY, IO, 1 Month LIBOR x (1) + 6.100%
3.645%(c)	05/15/45	554	83,621
Series 4473, Class AS, IO, 1 Month LIBOR x (1) + 5.600%
3.145%(c)	05/15/45	1,180	139,021
Series 4583, Class ST, IO, 1 Month LIBOR x (1) + 6.000%
3.545%(c)	05/15/46	2,518	494,982
Freddie Mac Strips,
Series 304, Class C45, IO
3.000%	12/15/27	751	56,944
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%
5.806%(c)	10/25/27	440	477,286
Series 2015-HQA2, Class M3, 1 Month LIBOR + 4.800%
7.306%(c)	05/25/28	325	369,528
Series 2016-DNA2, Class M3, 1 Month LIBOR + 4.650%
7.156%(c)	10/25/28	400	449,786
Series 2016-DNA3, Class M3, 1 Month LIBOR + 5.000%
7.506%(c)	12/25/28	300	337,410
Series 2016-DNA4, Class M3, 1 Month LIBOR + 3.800%
6.306%(c)	03/25/29	400	431,439
Government National Mortgage Assoc.,
Series 2015-126, Class IM, IO
4.000%	09/20/45	1,146	195,013
Series 2015-126, Class IQ, IO
4.000%	09/20/45	1,079	183,541
Series 2010-9, Class XD, IO, 1 Month LIBOR x (1) + 6.600%
4.145%(c)	01/16/40	1,472	240,392
Series 2010-9, Class YD, IO, 1 Month LIBOR x (1) + 6.800%
4.345%(c)	01/16/40	576	99,240
Series 2010-20, Class SE, IO, 1 Month LIBOR x (1) + 6.250%
3.780%(c)	02/20/40	1,031	156,709
Series 2010-37, Class SG, IO, 1 Month LIBOR x (1) + 5.700%
3.230%(c)	03/20/40	616	80,686
Series 2010-101, Class S, IO, 1 Month LIBOR x (1) + 6.000%
3.530%(c)	08/20/40	1,653	221,812
Series 2011-50, Class PS, IO, 1 Month LIBOR x (1) + 6.100%
3.630%(c)	02/20/41	1,040	116,887
Series 2013-113, Class SA, IO, 1 Month LIBOR x (1) + 6.700%
4.230%(c)	08/20/43	802	134,644
Series 2013-167, Class SG, IO, 1 Month LIBOR x (1) + 6.150%
3.680%(c)	11/20/43	423	67,937
Series 2014-56, Class ST, IO, 1 Month LIBOR x (1) + 6.100%

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.645%(c)	12/16/39	1,260	$181,514
Series 2014-132, Class SL, IO, 1 Month LIBOR x (1) + 6.100%
3.630%(c)	10/20/43	1,148	143,389
Series 2014-180, Class PI, IO
4.000%	08/20/44	443	80,611
Series 2014-188, Class IB, IO
4.000%	12/20/44	776	115,305
Series 2015-57, Class AS, IO, 1 Month LIBOR x (1) + 5.600%
3.130%(c)	04/20/45	3,086	363,899
Series 2015-64, Class SG, IO, 1 Month LIBOR x (1) + 5.600%
3.130%(c)	05/20/45	1,601	203,753
Series 2015-95, Class GI, IO
4.500%	07/16/45	1,259	271,486
Series 2015-110, Class MS, IO, 1 Month LIBOR x (1) + 5.710%
3.240%(c)	08/20/45	3,018	362,824
Series 2015-111, Class IM, IO
4.000%	08/20/45	1,554	262,633
Series 2015-111, Class IW, IO
4.000%	06/20/45	515	77,094
Series 2015-111, Class SM, IO, 1 Month LIBOR x (1) + 6.200%
3.730%(c)	08/20/45	439	59,066
Series 2015-112, Class SB, IO, 1 Month LIBOR x (1) + 5.740%
3.270%(c)	08/20/45	821	100,814
Series 2015-126, Class HS, IO, 1 Month LIBOR x (1) + 6.200%
3.730%(c)	09/20/45	838	117,562
Series 2015-129, Class IC, IO
4.500%	09/16/45	384	82,221
Series 2015-144, Class QS, IO, 1 Month LIBOR x (1) + 5.700%
3.230%(c)	10/20/45	375	39,840
Series 2015-159, Class HS, IO, 1 Month LIBOR x (1) + 6.200%
3.730%(c)	11/20/45	699	100,522
Series 2015-167, Class AS, IO, 1 Month LIBOR x (1) + 6.250%
3.780%(c)	11/20/45	679	99,664
Series 2015-168, Class SD, IO, 1 Month LIBOR x (1) + 6.200%
3.730%(c)	11/20/45	613	90,403
Series 2016-1, Class ST, IO, 1 Month LIBOR x (1) + 6.200%
3.730%(c)	01/20/46	434	62,682
Series 2016-27, Class IA, IO
4.000%	06/20/45	1,184	179,734
Series 2016-88, Class S, IO, 1 Month LIBOR x (1) + 6.200%
3.730%(c)	01/20/46	1,038	158,941
GreenPoint MTA Trust,
Series 2005-AR1, Class A2, 1 Month LIBOR + 0.440%
2.946%(c)	06/25/45	676	645,014

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets Trust,
Series 2007-1, Class A2, 1 Month LIBOR + 0.160%
2.666%(c)	03/25/37		1,046	$953,729
Lehman XS Trust,
Series 2005-7N, Class 1A1A, 1 Month LIBOR + 0.540%
3.046%(c)	12/25/35		1,350	1,304,114
Station Place Securitization Trust,
Series 2015-2, Class A, 1 Month LIBOR + 0.550%, 144A^
2.990%(c)	07/15/19		600	600,000
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR9, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000%
3.157%(c)	08/25/46		986	916,271

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $19,787,227)				18,098,311

SOVEREIGN BONDS — 1.0%
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.500%	04/23/28		600	626,250
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
2.875%	03/04/23		1,100	1,057,371
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.850%	11/03/25		400	374,145
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.250%	12/23/23		600	615,919

TOTAL SOVEREIGN BONDS (cost $2,663,519)				2,673,685

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.1%
Federal National Mortgage Assoc.
3.500%	TBA		45,200	45,157,904
4.000%	TBA		5,400	5,499,563

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $50,252,500)				50,657,467

U.S. TREASURY OBLIGATIONS — 35.4%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	(k)	38,409	37,348,718
0.750%	07/15/28	(h)	8,160	7,986,781
2.500%	01/15/29		7,067	8,042,649
U.S. Treasury Notes
1.625%	03/15/20	(h)(k)	1,000	988,828
2.375%	04/30/20		44,920	44,800,681

TOTAL U.S. TREASURY OBLIGATIONS (cost $99,107,729)				99,167,657

			Shares

COMMON STOCK — 0.4%
Oil, Gas & Consumable Fuels
Blue Ridge Mountain Resources, Inc.* (cost $2,334,460)			234,725	1,090,813

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

		Value
TOTAL LONG-TERM INVESTMENTS (cost $321,412,182)		$315,896,613

SHORT-TERM INVESTMENTS — 9.9%
AFFILIATED MUTUAL FUNDS — 2.1%
PGIM Core Ultra Short Bond Fund(w)	1,787,864	1,787,864
PGIM Institutional Money Market Fund (cost $3,969,421; includes $3,962,742 of cash collateral for securities on loan)(b)(w)	3,969,514	3,969,117

TOTAL AFFILIATED MUTUAL FUNDS (cost $5,757,285)		5,756,981

Interest Rate	Maturity Date	Principal Amount (000)#

FOREIGN TREASURY OBLIGATIONS — 5.6%
Japan Treasury Discount Bills
0.294%(s)	01/21/19	JPY	850,000	7,755,647
0.295%(s)	01/15/19	JPY	870,000	7,937,912

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $15,316,959)				15,693,559

COMMERCIAL PAPER(n) — 2.2%
Ford Motor Credit Co.
2.860%	02/20/19		2,000	1,990,877
Mondelez International, Inc.
3.126%	02/26/19		2,800	2,786,567
VW Credit, Inc.
2.577%	01/07/19		750	749,608
2.577%	01/08/19		750	749,549

TOTAL COMMERCIAL PAPER (cost $6,278,085)				6,276,601

OPTIONS PURCHASED~* — 0.0% (cost $2,145)				—

TOTAL SHORT-TERM INVESTMENTS (cost $27,354,474)				27,727,141

TOTAL INVESTMENTS — 122.8% (cost $348,766,656)				343,623,754
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (22.8)%				(63,695,798)

NET ASSETS — 100.0%				$279,927,956

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $600,000 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,893,285; cash collateral of $3,962,742 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$111.50	39	39	$—
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$112.00	79	79	—
10 Year U.S. Treasury Notes Futures	Put	02/22/19	$112.50	133	133	—

Total Exchange Traded (cost $2,145)						$—

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
825	5 Year U.S. Treasury Notes	Mar. 2019	$94,617,187	$1,611,328
9	10 Year Euro-Bund	Mar. 2019	1,686,385	13,818
478	10 Year U.S. Treasury Notes	Mar. 2019	58,323,469	1,392,836

				3,017,982

Short Positions:
483	90 Day Euro Dollar	Jun. 2019	117,507,863	(356,213)
118	Euro-BTP Italian Government Bond	Mar. 2019	17,281,087	(729,774)

				(1,085,987)

				$1,931,995

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/04/19	Barclays Bank PLC	ARS	32,750	$832,476	$864,410	$31,934	$—
Expiring 01/16/19	HSBC Bank USA, N.A.	ARS	113,181	2,902,087	2,934,695	32,608	—
Expiring 03/13/19	JPMorgan Chase Bank, N.A.	ARS	32,750	780,496	792,585	12,089	—
Colombian Peso,
Expiring 02/19/19	Citibank, N.A.	COP	4,839,560	1,528,773	1,486,551	—	(42,222)
Mexican Peso,
Expiring 01/25/19	HSBC Bank USA, N.A.	MXN	5,000	248,721	253,360	4,639	—
Peruvian Nuevo Sol,
Expiring 02/19/19	Citibank, N.A.	PEN	1,851	547,841	548,312	471	—
Russian Ruble,
Expiring 02/14/19	Citibank, N.A.	RUB	295,832	4,396,993	4,218,877	—	(178,116)
Turkish Lira,
Expiring 01/15/19	Citibank, N.A.	TRY	10,268	1,897,894	1,922,583	24,689	—
Expiring 02/19/19	Citibank, N.A.	TRY	4,492	776,934	825,435	48,501	—

				$13,912,215	$13,846,808	$154,931	$(220,338)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/04/19	JPMorgan Chase Bank, N.A.	ARS	32,750	$842,976	$864,410	$—	$(21,434)
Australian Dollar,
Expiring 02/15/19	HSBC Bank USA, N.A.	AUD	1,562	1,130,115	1,101,156	28,959	—
British Pound,
Expiring 02/15/19	Bank of America, N.A.	GBP	2,249	2,940,502	2,873,166	67,336	—
Expiring 02/15/19	Barclays Bank PLC	GBP	142	182,121	181,410	711	—
Canadian Dollar,
Expiring 02/15/19	HSBC Bank USA, N.A.	CAD	1,654	1,252,599	1,212,955	39,644	—
Euro,
Expiring 02/15/19	Bank of America, N.A.	EUR	190	218,508	218,545	—	(37)
Expiring 02/15/19	Barclays Bank PLC	EUR	155	177,638	178,287	—	(649)
Expiring 02/15/19	HSBC Bank USA, N.A.	EUR	9,734	11,101,270	11,196,418	—	(95,148)
Expiring 02/15/19	HSBC Bank USA, N.A.	EUR	445	509,998	511,856	—	(1,858)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 02/15/19	HSBC Bank USA, N.A.	EUR	249	$283,871	$286,409	$—	$(2,538)
Expiring 02/15/19	HSBC Bank USA, N.A.	EUR	219	250,516	251,903	—	(1,387)
Japanese Yen,
Expiring 01/15/19	Citibank, N.A.	JPY	870,000	7,780,709	7,947,368	—	(166,659)
Expiring 01/22/19	Bank of America, N.A.	JPY	425,000	3,769,321	3,884,567	—	(115,246)
	Morgan Stanley & Co.
Expiring 01/22/19	International PLC	JPY	425,000	3,777,662	3,884,567	—	(106,905)
Expiring 02/15/19	Bank of America, N.A.	JPY	19,200	171,794	175,811	—	(4,017)
Expiring 02/15/19	Barclays Bank PLC	JPY	16,900	150,340	154,751	—	(4,411)
Expiring 02/15/19	Citibank, N.A.	JPY	167,700	1,481,972	1,535,600	—	(53,628)
Mexican Peso,
Expiring 01/11/19	Barclays Bank PLC	MXN	1,310	63,319	66,537	—	(3,218)
New Taiwanese Dollar,
Expiring 03/20/19	Deutsche Bank AG	TWD	57,721	1,886,855	1,890,311	—	(3,456)
Singapore Dollar,
Expiring 03/20/19	Bank of America, N.A.	SGD	2,629	1,924,820	1,932,421	—	(7,601)

				$39,896,906	$40,348,448	136,650	(588,192)

						$291,581	$(808,530)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Federal Republic of Brazil	12/20/23	1.000	%(Q)	1,100	2.051%	$(51,381)	$(89,351)	$37,970	Citibank, N.A.
Republic of Colombia	12/20/23	1.000	%(Q)	1,100	1.568%	(27,961)	(9,054)	(18,907)	Citibank, N.A.
Russian Federation	12/20/23	1.000	%(Q)	1,100	1.530%	(26,007)	(27,095)	1,088	Bank of America, N.A.

						$(105,349)	$(125,500)	$20,151

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.30	06/20/23	5.000	%(Q)	3,500	4.171%	$258,019	$113,374	$(144,645)
CDX.NA.IG.30	06/20/23	1.000	%(Q)	4,700	*	90,323	39,284	(51,039)
CDX.NA.IG.31	12/20/23	1.000	%(Q)	18,600	0.877%	332,983	109,449	(223,534)

						$681,325	$262,107	$(419,218)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
GBP 2,000	10/15/33	3.579	%(T)	U.K. Retail Price Index(1)(T)	$772	$12,172	$11,400

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	12,900	06/19/24	0.500	%(A)	6 Month EURIBOR(2)(S)	$68,148	$139,506	$71,358
EUR	2,600	06/19/49	1.500	%(A)	6 Month EURIBOR(1)(S)	(40,626)	(69,295)	(28,669)
GBP	15,700	06/19/24	1.500	%(S)	6 Month GBP LIBOR(1)(S)	(175,504)	(151,704)	23,800
JPY	1,600,000	03/20/29	0.450	%(S)	6 Month JPY LIBOR(1)(S)	(61,538)	(381,430)	(319,892)
MXN	45,300	09/30/27	7.350	%(M)	28 Day Mexican Interbank Rate(2)(M)	(148,865)	(205,505)	(56,640)
	33,000	12/19/28	3.000	%(S)	3 Month LIBOR(1)(Q)	371,249	(773,898)	(1,145,147)
	18,000	12/19/48	3.000	%(S)	3 Month LIBOR(1)(Q)	548,674	(488,339)	(1,037,013)

						$561,538	$(1,930,665)	$(2,492,203)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(125,500)	$39,058	$(18,907)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,643,663	$2,306,312
Goldman Sachs & Co. LLC	759,308	1,005,303

Total	$2,402,971	$3,311,615

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligation	$—	$3,172,829	$—
Collateralized Loan Obligations	—	31,554,780	—
Home Equity Loans	—	3,696,170	—
Other	—	498,560	—
Residential Mortgage-Backed Securities	—	4,614,440	—
Student Loans	—	30,154,510	—
Commercial Mortgage-Backed Securities	—	3,518,615	—
Corporate Bonds	—	64,785,023	—
Municipal Bonds	—	2,213,753	—
Residential Mortgage-Backed Securities	—	17,498,311	600,000
Sovereign Bonds	—	2,673,685	—
U.S. Government Agency Obligation	—	50,657,467	—
U.S. Treasury Obligations	—	99,167,657	—
Common Stock	—	1,090,813	—
Affiliated Mutual Funds	5,756,981	—	—
Foreign Treasury Obligations	—	15,693,559	—
Commercial Paper	—	6,276,601	—
Options Purchased	—	—	—
Other Financial Instruments*
Futures Contracts	1,931,995	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(516,949)	—
OTC Credit Default Swap Agreements	—	(105,349)	—
Centrally Cleared Credit Default Swap Agreements	—	(419,218)	—
Centrally Cleared Inflation Swap Agreements	—	11,400	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,492,203)	—

Total	$7,688,976	$333,744,454	$600,000

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities
Balance as of 12/31/17	$1,114,554	$2,228,178
Realized gain (loss)	(299,104)	93,678
Change in unrealized appreciation (depreciation)	923,080	(167,978)
Purchases/Exchanges/Issuances	—	600,000
Sales/Paydowns	(1,743,764)	(2,161,392)
Accrued discount/premium	5,234	7,514
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/18	$—	$600,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2018	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$600,000	Market Approach	Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	35.4%
U.S. Government Agency Obligations	18.1
Collateralized Loan Obligations	11.3
Student Loans	10.8
Banks	9.3
Residential Mortgage-Backed Securities	8.1
Foreign Treasury Obligations	5.6
Commercial Paper	2.2
Affiliated Mutual Fund (1.4% represents investments purchased with collateral from securities on loan)	2.1
Oil & Gas	2.0
Auto Manufacturers	1.6
Home Equity Loans	1.3
Commercial Mortgage-Backed Securities	1.3
Collateralized Debt Obligation	1.1
Sovereign Bonds	1.0
Pharmaceuticals	0.9
Telecommunications	0.9
Trucking & Leasing	0.9
Municipal Bonds	0.8
Pipelines	0.7
Semiconductors	0.7
Diversified Financial Services	0.6
Aerospace & Defense	0.6

Savings & Loans	0.5%
Electric	0.5
Media	0.5
Real Estate Investment Trusts (REITs)	0.4
Oil, Gas & Consumable Fuels	0.4
Foods	0.3
Chemicals	0.3
Biotechnology	0.3
Healthcare-Products	0.3
Auto Parts & Equipment	0.3
Building Materials	0.2
Software	0.2
Gas	0.2
Beverages	0.2
Other	0.2
Real Estate	0.1
Computers	0.1
Mining	0.1
Home Builders	0.1
Iron/Steel	0.1
Healthcare-Services	0.1
Packaging & Containers	0.1
Options Purchased	0.0 *

122.8
Liabilities in excess of other assets	(22.8)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$419,218	*
Credit contracts	—	—		Premiums received for OTC swap agreements	125,500
Credit contracts	Unrealized appreciation on OTC swap agreements	39,058		Unrealized depreciation on OTC swap agreements	18,907
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	291,581		Unrealized depreciation on OTC forward foreign currency exchange contracts	808,530
Interest rate contracts	Due from/to broker — variation margin futures	3,017,982	*	Due from/to broker — variation margin futures	1,085,987	*
Interest rate contracts	Due from/to broker — variation margin swaps	106,558	*	Due from/to broker — variation margin swaps	2,587,361	*

Total		$3,455,179			$5,045,503

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(2,259,964)
Foreign exchange contracts	—	—	—	(5,581,941)	—
Interest rate contracts	(469,430)	494,124	3,453,697	—	194,857

Total	$(469,430)	$494,124	$3,453,697	$(5,581,941)	$(2,065,107)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$2,086,698
Foreign exchange contracts	—	—	(1,951,588)	—
Interest rate contracts	(38,036)	1,748,542	—	(1,075,643)

Total	$(38,036)	$1,748,542	$(1,951,588)	$1,011,055

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(4)	Futures Contracts- Short Positions(4)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Cross Currency Exchange Contracts(2)
$301,014	$12,280,000	$109,674,517	$188,481,188	$139,634,744	$158,447,768	$75,257,585

Credit Default Swap Agreements- Buy Protection(4)	Credit Default Swap Agreements- Sell Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$89,114,209	$15,464,207	$9,233,185	$795,873,783	$394,571

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$3,893,285	$(3,893,285)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$68,424	$(153,996)	$(85,572)	$—	$(85,572)
Barclays Bank PLC	32,645	(8,278)	24,367	—	24,367
Citibank, N.A.	111,631	(557,937)	(446,306)	317,010	(129,296)
Deutsche Bank AG	—	(3,456)	(3,456)	—	(3,456)
HSBC Bank USA, N.A.	105,850	(100,931)	4,919	—	4,919
JPMorgan Chase Bank, N.A.	12,089	(21,434)	(9,345)	—	(9,345)
Morgan Stanley & Co. International PLC	—	(106,905)	(106,905)	—	(106,905)

	$330,639	$(952,937)	$(622,298)	$317,010	$(305,288)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST PIMCO DYNAMIC BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $3,893,285:
Unaffiliated investments (cost $343,009,371)	$337,866,773
Affiliated investments (cost $5,757,285)	5,756,981
Cash	6,616,088
Foreign currency, at value (cost $497,146)	504,803
Deposit with broker for centrally cleared/exchange-traded derivatives	2,402,971
Receivable for investments sold	50,288,153
Dividends and interest receivable	1,386,232
Due from broker-variation margin futures	487,932
Unrealized appreciation on OTC forward foreign currency contracts	291,581
Unrealized appreciation on OTC swap agreements	39,058
Receivable for Portfolio shares sold	12,260
Prepaid expenses	2,389

Total Assets	405,655,221

LIABILITIES:
Payable for investments purchased	110,641,392
Loan payable	7,720,000
Payable to broker for collateral for securities on loan	3,962,742
Cash segregated from counterparty - OTC and TBA	1,099,000
Payable for Portfolio shares repurchased	920,172
Unrealized depreciation on OTC forward foreign currency contracts	808,530
Due to broker-variation margin swaps	198,875
Premiums received for OTC swap agreements	125,500
Management fees payable	118,026
Accrued expenses and other liabilities	101,689
Unrealized depreciation on OTC swap agreements	18,907
Distribution fee payable	12,063
Affiliated transfer agent fee payable	369

Total Liabilities	125,727,265

NET ASSETS	$279,927,956

Net assets were comprised of:
Partners Equity	$279,927,956

Net asset value and redemption price per share, $279,927,956 / 29,183,900 outstanding shares of beneficial interest	$9.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income	$8,878,345
Affiliated dividend income	249,796
Income from securities lending, net (including affiliated income of $11,066)	11,079

9,139,220

EXPENSES
Management fees	2,182,918
Distribution fee	766,163
Custodian and accounting fees	124,818
Audit fee	57,109
Shareholders’ reports	13,214
Trustees’ fees	13,030
Legal fees and expenses	11,194
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	16,620

Total expenses	3,192,053
Less: Fee waivers and/or expense reimbursement	(38,934)

Net expenses	3,153,119

NET INVESTMENT INCOME (LOSS)	5,986,101

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(56))	(5,374,094)
Futures transactions	3,453,697
Options written transactions	494,124
Swap agreements transactions	(2,065,107)
Forward and cross currency contracts transactions	(5,581,941)
Foreign currency transactions	(88,474)

(9,161,795)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(169))	1,542,373
Futures	1,748,542
Swap agreements	1,011,055
Forward and cross currency contracts	(1,951,588)
Foreign currencies	(10,452)

2,339,930

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(6,821,865)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(835,764)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$5,986,101	$5,578,940
Net realized gain (loss) on investment and foreign currency transactions	(9,161,795)	(2,004,096)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,339,930	(4,675,493)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(835,764)	(1,100,649)

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [3,945,516 and 2,828,733 shares, respectively]	38,045,648	27,377,466
Portfolio share repurchased [6,647,997 and 4,253,718 shares, respectively]	(63,873,198)	(41,124,836)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(25,827,550)	(13,747,370)

CAPITAL CONTRIBUTIONS	442	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,662,872)	(14,848,019)
NET ASSETS:
Beginning of year	306,590,828	321,438,847

End of year	$279,927,956	$306,590,828

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 88.4%		Value
AFFILIATED MUTUAL FUNDS — 58.3%	Shares
AST Global Real Estate Portfolio*	178,467	$2,130,900
AST High Yield Portfolio*	105,013	1,036,479
AST Prudential Core Bond Portfolio*	1,931,211	23,560,776
AST QMA US Equity Alpha Portfolio*	775,879	21,755,657

TOTAL AFFILIATED MUTUAL FUNDS (cost $43,390,935)(w)		48,483,812

COMMON STOCKS — 27.6%
Aerospace & Defense — 0.0%
Singapore Technologies Engineering Ltd. (Singapore)	7,400	18,933

Air Freight & Logistics — 0.5%
Deutsche Post AG (Germany)	14,069	386,417

Airlines — 1.0%
Deutsche Lufthansa AG (Germany)	21,544	489,486
International Consolidated Airlines Group SA (United Kingdom)	46,562	369,606

		859,092

Automobiles — 0.2%
Peugeot SA (France)	4,195	89,697
Renault SA (France)	767	48,034

		137,731

Banks — 2.6%
Agricultural Bank of China Ltd. (China) (Class H Stock)	313,000	136,970
Banco do Brasil SA (Brazil)	4,300	51,579
Bank of China Ltd. (China) (Class H Stock)	245,000	105,359
Bank of Communications Co. Ltd. (China) (Class H Stock)	156,000	121,040
Bank of Montreal (Canada)	600	39,199
BNK Financial Group, Inc. (South Korea)*	19,462	127,895
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	80,000	48,626
China Construction Bank Corp. (China) (Class H Stock)	367,000	302,984
China Everbright Bank Co. Ltd. (China) (Class H Stock)	90,000	38,714
China Merchants Bank Co. Ltd. (China) (Class H Stock)	10,500	38,532
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	73,100	50,341
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	115,000	61,701
DGB Financial Group, Inc. (South Korea)	11,347	84,501
Hana Financial Group, Inc. (South Korea)	3,634	118,079
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	164,000	117,049
Industrial Bank of Korea (South Korea)*	15,011	188,806
KB Financial Group, Inc. (South Korea)*	2,586	107,822
National Bank of Canada (Canada)	900	36,951
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	89,000	46,964
Raiffeisen Bank International AG (Austria)	1,276	32,507
Shinhan Financial Group Co. Ltd. (South Korea)*	3,281	116,567
Toronto-Dominion Bank (The) (Canada)	800	39,766

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
VTB Bank PJSC (Russia)	104,330,000	$51,148
Woori Bank (South Korea)*	8,566	119,449

		2,182,549

Beverages — 0.4%
Ambev SA (Brazil)	800	3,175
Coca-Cola HBC AG (Switzerland)*	8,007	250,525
Diageo PLC (United Kingdom)	2,479	88,377

		342,077

Capital Markets — 0.6%
3i Group PLC (United Kingdom)	9,698	95,744
B3 SA - Brasil Bolsa Balcao (Brazil)	6,700	46,346
Hargreaves Lansdown PLC (United Kingdom)	4,944	116,913
Investec PLC (South Africa)	7,511	42,376
Schroders PLC (United Kingdom)	1,665	51,937
Yuanta Financial Holding Co. Ltd. (Taiwan)	264,000	132,762

		486,078

Chemicals — 1.0%
Arkema SA (France)	1,324	113,904
Asahi Kasei Corp. (Japan)	3,500	36,012
Covestro AG (Germany), 144A	871	43,335
Hanwha Chemical Corp. (South Korea)*	4,444	80,535
Israel Chemicals Ltd. (Israel)	34,707	196,591
Kaneka Corp. (Japan)	800	28,645
Lotte Chemical Corp. (South Korea)	204	50,686
Mitsubishi Chemical Holdings Corp. (Japan)	6,600	49,862
Mitsui Chemicals, Inc. (Japan)	2,100	47,358
PTT Global Chemical PCL (Thailand)	21,600	47,316
Showa Denko KK (Japan)	1,400	41,585
Sumitomo Chemical Co. Ltd. (Japan)	7,000	33,825
Teijin Ltd. (Japan)	2,800	44,731
Tosoh Corp. (Japan)	2,100	27,230

		841,615

Commercial Services & Supplies — 0.1%
Babcock International Group PLC (United Kingdom)	5,721	35,751
G4S PLC (United Kingdom)	14,059	35,332
Societe BIC SA (France)	276	28,207

		99,290

Communications Equipment — 0.1%
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	5,864	52,335

Construction & Engineering — 0.1%
Daelim Industrial Co. Ltd. (South Korea)*	744	68,457
HDC Hyundai Development Co.-Engineering & Construction (South Korea) (Class E Stock)*	1,096	47,312

		115,769

Construction Materials — 0.1%
Siam Cement PCL (The) (Thailand)	3,600	48,213

Consumer Finance — 0.0%
Credit Saison Co. Ltd. (Japan)	2,900	34,006

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging — 0.1%
Klabin SA (Brazil), UTS	24,400	$99,973

Diversified Financial Services — 0.3%
Chailease Holding Co. Ltd. (Taiwan)	15,300	48,245
Fubon Financial Holding Co. Ltd. (Taiwan)	73,000	111,711
Haci Omer Sabanci Holding A/S (Turkey)	26,317	37,332
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	8,100	38,858
ORIX Corp. (Japan)	2,900	42,236

		278,382

Diversified Telecommunication Services — 0.7%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	89,992	87,802
China Telecom Corp. Ltd. (China) (Class H Stock)	72,000	36,704
LG Uplus Corp. (South Korea)*	14,296	225,799
Nippon Telegraph & Telephone Corp. (Japan)	2,900	118,151
Spark New Zealand Ltd. (New Zealand)	21,705	60,416
Telkom SA SOC Ltd. (South Africa)	3,292	14,467

		543,339

Electric Utilities — 1.0%
Centrais Eletricas Brasileiras SA (Brazil)*	32,000	200,054
CEZ A/S (Czech Republic)	1,581	37,688
Chubu Electric Power Co., Inc. (Japan)	3,400	48,377
Chugoku Electric Power Co., Inc. (The) (Japan)	1,400	18,218
Enel SpA (Italy)	9,076	52,704
Equatorial Energia SA (Brazil)	3,700	71,179
Inter RAO UES PJSC (Russia)	651,000	36,363
Kansai Electric Power Co., Inc. (The) (Japan)	3,000	45,052
Kyushu Electric Power Co., Inc. (Japan)	4,000	47,679
PGE Polska Grupa Energetyczna SA (Poland)*	36,714	98,319
Terna Rete Elettrica Nazionale SpA (Italy)	8,784	49,944
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	23,800	141,446

		847,023

Electrical Equipment — 0.1%
Vestas Wind Systems A/S (Denmark)	550	41,668

Electronic Equipment, Instruments & Components — 0.2%
Hitachi Ltd. (Japan)	1,400	37,141
LG Display Co. Ltd. (South Korea)*	3,049	49,361
Omron Corp. (Japan)	900	32,667
Yokogawa Electric Corp. (Japan)	2,300	39,664

		158,833

Entertainment — 0.1%
Ubisoft Entertainment SA (France)*	655	52,998

Equity Real Estate Investment Trusts (REITs) — 0.2%
Dexus (Australia)	799	5,962
Goodman Group (Australia)	6,152	46,007
Mirvac Group (Australia)	24,413	38,521
Stockland (Australia)	14,136	35,003

		125,493

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 1.1%
Colruyt SA (Belgium)	608	$43,288
Empire Co. Ltd. (Canada) (Class A Stock)	2,800	59,130
Jeronimo Martins SGPS SA (Portugal)	1,769	20,978
Koninklijke Ahold Delhaize NV (Netherlands)	18,802	475,813
Wal-Mart de Mexico SAB de CV (Mexico)	128,000	325,540

		924,749

Food Products — 0.3%
Associated British Foods PLC (United Kingdom)	1,094	28,516
Indofood Sukses Makmur Tbk PT (Indonesia)	19,300	10,007
Marine Harvest ASA (Norway)	2,181	45,989
MEIJI Holdings Co. Ltd. (Japan)	400	32,659
Nestle Malaysia Bhd (Malaysia)	1,400	49,873
Yamazaki Baking Co. Ltd. (Japan)	3,700	77,309

		244,353

Gas Utilities — 0.3%
Osaka Gas Co. Ltd. (Japan)	5,300	96,888
Toho Gas Co. Ltd. (Japan)	1,500	63,289
Tokyo Gas Co. Ltd. (Japan)	4,500	114,076

		274,253

Health Care Equipment & Supplies — 0.3%
Coloplast A/S (Denmark) (Class B Stock)	1,090	101,362
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	634	5,505
Hoya Corp. (Japan)	1,100	66,222
Straumann Holding AG (Switzerland)	70	44,317
William Demant Holding A/S (Denmark)*	1,795	51,055

		268,461

Health Care Providers & Services — 0.2%
Bangkok Dusit Medical Services PCL (Thailand) (Class F Stock)	67,700	51,606
Bumrungrad Hospital PCL (Thailand)	8,800	50,701
Fresenius Medical Care AG & Co. KGaA (Germany)	623	40,505

		142,812

Hotels, Restaurants & Leisure — 0.4%
Aristocrat Leisure Ltd. (Australia)	2,657	40,784
Flight Centre Travel Group Ltd. (Australia)	3,057	92,191
InterContinental Hotels Group PLC (United Kingdom)	1,979	107,094
Merlin Entertainments PLC (United Kingdom), 144A	10,598	42,957
SJM Holdings Ltd. (Macau)	59,000	55,041

		338,067

Household Durables — 0.5%
Barratt Developments PLC (United Kingdom)	8,301	49,047
Berkeley Group Holdings PLC (United Kingdom)	2,394	106,150
Coway Co. Ltd. (South Korea)	648	43,127
LG Electronics, Inc. (South Korea)*	790	44,098
Persimmon PLC (United Kingdom)	3,527	86,961

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Taylor Wimpey PLC (United Kingdom)	40,205	$69,877

		399,260

Household Products — 0.1%
Hindustan Unilever Ltd. (India)	4,384	114,271

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	4,700	111,320

Industrial Conglomerates — 0.3%
CITIC Ltd. (China)	19,000	29,621
CJ Corp. (South Korea)	521	56,757
CK Hutchison Holdings Ltd. (Hong Kong)	4,500	43,193
Hanwha Corp. (South Korea)*	1,420	39,900
LG Corp. (South Korea)	1,481	92,738
Sembcorp Industries Ltd. (Singapore)	6,900	12,805
Shanghai Industrial Holdings Ltd. (China)	3,000	6,057

		281,071

Insurance — 1.9%
Aegon NV (Netherlands)	59,331	278,313
Ageas (Belgium)	961	43,278
AXA SA (France)	3,612	78,200
CNP Assurances (France)	2,360	50,130
DB Insurance Co. Ltd. (South Korea)	991	62,442
Direct Line Insurance Group PLC (United Kingdom)	10,260	41,607
Fairfax Financial Holdings Ltd. (Canada)	100	44,021
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	1,771	65,176
Industrial Alliance Insurance & Financial Services, Inc. (Canada)	800	25,532
NN Group NV (Netherlands)	11,301	451,121
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	48,000	49,028
Poste Italiane SpA (Italy), 144A	6,432	51,654
Power Corp. of Canada (Canada)	1,000	17,968
SCOR SE (France)	5,026	226,887
Shin Kong Financial Holding Co. Ltd. (Taiwan)	107,526	31,351
Sun Life Financial, Inc. (Canada)	1,200	39,810

		1,556,518

Interactive Media & Services — 0.1%
Auto Trader Group PLC (United Kingdom), 144A	9,440	54,825

IT Services — 2.0%
Amadeus IT Group SA (Spain) (Class A Stock)	4,759	332,252
Atos SE (France)	774	63,397
HCL Technologies Ltd. (India)	35,407	489,453
Infosys Ltd. (India)	38,212	361,004
Tata Consultancy Services Ltd. (India)	8,264	224,284
Tech Mahindra Ltd. (India)	11,401	118,187
Wipro Ltd. (India)	23,574	111,679

		1,700,256

Machinery — 0.4%
Atlas Copco AB (Sweden) (Class A Stock)	1,301	31,033
Atlas Copco AB (Sweden) (Class B Stock)	1,114	24,404

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Doosan Bobcat, Inc. (South Korea)	505	$14,274
Epiroc AB (Sweden) (Class B Stock)*	1,114	9,943
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)*	330	101,898
Sandvik AB (Sweden)	2,950	42,472
SKF AB (Sweden) (Class B Stock)	794	12,107
Volvo AB (Sweden) (Class B Stock)	2,353	30,918
Yangzijiang Shipbuilding Holdings Ltd. (China)	52,600	47,914

		314,963

Media — 0.3%
Axel Springer SE (Germany)	844	47,932
Pearson PLC (United Kingdom)	9,680	116,018
RTL Group SA (Luxembourg)	1,810	96,894

		260,844

Metals & Mining — 0.5%
Alrosa PJSC (Russia)	48,900	68,843
ArcelorMittal (Luxembourg)	5,174	108,728
Hyundai Steel Co. (South Korea)	723	29,375
JFE Holdings, Inc. (Japan)	2,900	45,888
POSCO (South Korea)	214	46,681
Severstal PJSC (Russia)	5,960	80,842
Vale SA (Brazil)	4,000	52,635
voestalpine AG (Austria)	598	17,981

		450,973

Multiline Retail — 0.2%
Dollarama, Inc. (Canada)	1,200	28,541
Next PLC (United Kingdom)	1,670	85,026
Wesfarmers Ltd. (Australia)	2,169	49,173

		162,740

Oil, Gas & Consumable Fuels — 2.0%
Bukit ASAm Tbk PT (Indonesia)	116,700	35,037
Eni SpA (Italy)	3,034	47,922
Equinor ASA (Norway)	1,880	39,913
Gazprom PJSC (Russia)	49,270	108,394
Idemitsu Kosan Co. Ltd. (Japan)	900	29,436
JXTG Holdings, Inc. (Japan)	7,000	36,610
LUKOIL PJSC (Russia)	3,655	261,805
MOL Hungarian Oil & Gas PLC (Hungary)	7,211	79,423
Neste OYJ (Finland)	2,999	231,872
Oil & Natural Gas Corp. Ltd. (India)	21,153	45,412
OMV AG (Austria)	9,934	435,609
Repsol SA (Spain)	2,926	47,378
Rosneft Oil Co. PJSC (Russia)	17,820	109,456
Surgutneftegas PJSC (Russia)	137,600	53,022
Tatneft PJSC (Russia)	4,190	44,197
TOTAL SA (France)	887	46,938

		1,652,424

Paper & Forest Products — 0.6%
Fibria Celulose SA (Brazil)	2,700	47,093
Oji Holdings Corp. (Japan)	2,000	10,252
Stora Enso OYJ (Finland) (Class R Stock)	27,849	323,780
UPM-Kymmene OYJ (Finland)	4,360	111,200

		492,325

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.1%
Beiersdorf AG (Germany)	386	$40,388
L’Oreal SA (France)	214	49,441

		89,829

Pharmaceuticals — 1.3%
Astellas Pharma, Inc. (Japan)	7,900	101,183
China Medical System Holdings Ltd. (China)	23,000	21,431
China Resources Pharmaceutical Group Ltd. (China), 144A	33,500	43,563
CSPC Pharmaceutical Group Ltd. (China)	50,000	71,262
GlaxoSmithKline PLC (United Kingdom)	2,577	49,068
Ipsen SA (France)	354	45,790
Richter Gedeon Nyrt (Hungary)	3,260	63,397
Roche Holding AG (Switzerland)	510	126,895
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	1,000	2,897
Sihuan Pharmaceutical Holdings Group Ltd. (China)	225,000	39,309
Sino Biopharmaceutical Ltd. (Hong Kong)	68,500	44,910
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	1,230	18,967
UCB SA (Belgium)	5,839	477,224

		1,105,896

Professional Services — 0.4%
Experian PLC (United Kingdom)	2,044	49,661
Intertek Group PLC (United Kingdom)	768	47,085
Randstad NV (Netherlands)	2,557	117,765
RELX PLC (United Kingdom)	4,721	97,379
Wolters Kluwer NV (Netherlands)	986	58,459

		370,349

Real Estate Management & Development — 1.2%
Agile Group Holdings Ltd. (China)	30,000	34,962
Aldar Properties PJSC (United Arab Emirates)	93,154	40,512
China Evergrande Group (China)	13,000	38,452
China Overseas Land & Investment Ltd. (China)	14,000	48,095
China Resources Land Ltd. (China)	12,000	45,901
CK Asset Holdings Ltd. (Hong Kong)	7,000	50,719
Country Garden Holdings Co. Ltd. (China)	21,000	25,299
Emaar Development PJSC (United Arab Emirates)	7,951	9,541
Emaar Properties PJSC (United Arab Emirates)	93,266	104,853
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	21,600	32,680
Hysan Development Co. Ltd. (Hong Kong)	3,000	14,235
Kerry Properties Ltd. (Hong Kong)	13,500	46,116
LendLease Group (Australia)	408	3,333
New World Development Co. Ltd. (Hong Kong)	31,000	40,839
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. (China) (Class B Stock)	2,800	3,571
Shimao Property Holdings Ltd. (China)	19,000	50,701
Sino Land Co. Ltd. (Hong Kong)	10,000	17,102
Sino-Ocean Group Holding Ltd. (China)	83,000	36,539

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
SOHO China Ltd. (China)*	13,000	$4,637
Sun Hung Kai Properties Ltd. (Hong Kong)	3,500	49,893
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	11,500	121,621
Swire Properties Ltd. (Hong Kong)	5,000	17,548
Wharf Holdings Ltd. (The) (Hong Kong)	16,000	41,687
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	8,000	47,812
Wheelock & Co. Ltd. (Hong Kong)	7,000	40,038

		966,686

Road & Rail — 0.2%
Canadian National Railway Co. (Canada)	600	44,437
Canadian Pacific Railway Ltd. (Canada)	600	106,464

		150,901

Semiconductors & Semiconductor Equipment — 0.3%
Nanya Technology Corp. (Taiwan)	30,000	53,984
Phison Electronics Corp. (Taiwan)	4,000	29,664
SK Hynix, Inc. (South Korea)*	3,676	199,147

		282,795

Software — 0.0%
Nice Ltd. (Israel)*	321	34,569

Specialty Retail — 0.7%
Hennes & Mauritz AB (Sweden) (Class B Stock)	32,052	456,281
Kingfisher PLC (United Kingdom)	31,871	84,345

		540,626

Technology Hardware, Storage & Peripherals — 0.4%
Brother Industries Ltd. (Japan)	2,600	38,494
FUJIFILM Holdings Corp. (Japan)	1,300	50,555
Konica Minolta, Inc. (Japan)	8,400	75,762
Ricoh Co. Ltd. (Japan)	5,300	51,756
Samsung Electronics Co. Ltd. (South Korea)	1,406	48,709
Seiko Epson Corp. (Japan)	3,000	42,157

		307,433

Textiles, Apparel & Luxury Goods — 0.2%
adidas AG (Germany)	226	47,413
Burberry Group PLC (United Kingdom)	5,316	117,683

		165,096

Tobacco — 0.2%
British American Tobacco PLC (United Kingdom)	456	14,582
Gudang Garam Tbk PT (Indonesia)	7,000	40,745
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	192,500	49,693
Imperial Brands PLC (United Kingdom)	872	26,443
Swedish Match AB (Sweden)	1,267	50,011

		181,474

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	800	31,679
ITOCHU Corp. (Japan)	2,900	49,253
Marubeni Corp. (Japan)	6,800	47,646
Mitsubishi Corp. (Japan)	1,900	52,186

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continiued)
	Shares	Value
Trading Companies & Distributors (continued)
Sumitomo Corp. (Japan)	3,100	$43,973

		224,737

Transportation Infrastructure — 0.6%
Aena SME SA (Spain), 144A	2,576	401,073
Fraport AG Frankfurt Airport Services Worldwide (Germany)	925	66,507

		467,580

Water Utilities — 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	21,900	177,991

Wireless Telecommunication Services — 0.5%
KDDI Corp. (Japan)	2,100	50,188
NTT DOCOMO, Inc. (Japan)	5,100	114,828
SK Telecom Co. Ltd. (South Korea)	863	208,536

		373,552

TOTAL COMMON STOCKS (cost $24,969,084)		22,935,813

PREFERRED STOCKS — 1.1%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)*	36,300	263,838
Cia Energetica de Minas Gerais (Brazil) (PRFC)	97,800	349,741

		613,579

Health Care Equipment & Supplies — 0.1%
Sartorius AG (Germany) (PRFC)	367	46,027

Industrial Conglomerates — 0.0%
CJ Corp. (South Korea) (PRFC)*	78	2,568

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	11,500	43,973

Oil, Gas & Consumable Fuels — 0.2%
Surgutneftegas PJSC (Russia) (PRFC)	235,400	131,949
Transneft PJSC (Russia) (PRFC)	23	53,979

		185,928

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	1,677	47,745

TOTAL PREFERRED STOCKS (cost $692,685)		939,820

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/19 (cost $1,373)	2,926	1,341

	Shares

UNAFFILIATED EXCHANGE TRADED FUNDS — 1.4%
iShares 10-20 Year Treasury Bond ETF	500	66,755

UNAFFILIATED EXCHANGE TRADED FUNDS
(continued)	Shares	Value
iShares 1-3 Year Treasury Bond ETF	3,000	$250,860
iShares 20+ Year Treasury Bond ETF	1,100	133,661
iShares 3-7 Year Treasury Bond ETF	3,200	388,480
iShares 7-10 Year Treasury Bond ETF	3,400	354,280

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $1,168,816)		1,194,036

TOTAL LONG-TERM INVESTMENTS (cost $70,222,893)		73,554,822

SHORT-TERM INVESTMENTS — 11.5%
AFFILIATED MUTUAL FUNDS — 11.3%
PGIM Core Ultra Short Bond Fund(w)	9,377,554	9,377,554
PGIM Institutional Money Market Fund(w)	91	91

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,377,645)		9,377,645

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills 2.349% (cost $198,975)	03/21/19	200	198,986

TOTAL SHORT-TERM INVESTMENTS (cost $9,576,620)			9,576,631

TOTAL INVESTMENTS — 99.9% (cost $79,799,513)			83,131,453
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.1%			90,961

NET ASSETS — 100.0%			$83,222,414

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
32	10 Year U.S. Treasury Notes	Mar. 2019	$3,904,500	$60,468

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$198,986

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$57,861,457	$—	$—
Common Stocks
Australia	—	310,974	—
Austria	—	486,097	—
Belgium	—	563,790	—
Brazil	750,025	—	—
Canada	481,819	—	—
China	—	1,736,903	—
Czech Republic	—	37,688	—
Denmark	—	194,085	—
Finland	—	666,852	—
France	—	893,623	—
Germany	—	1,161,983	—
Hong Kong	—	575,713	—
Hungary	—	142,820	—
India	—	1,464,290	—
Indonesia	—	135,482	—
Ireland	31,679	—	—
Israel	18,967	318,962	—
Italy	—	202,224	—
Japan	—	2,354,673	—
Luxembourg	—	205,622	—
Macau	—	55,041	—
Malaysia	—	49,873	—
Mexico	325,540	—	—
Netherlands	—	1,381,471	—
New Zealand	—	65,921	—
Norway	—	85,902	—
Poland	—	98,319	—
Portugal	—	20,978	—
Russia	—	814,070	—
Singapore	—	31,738	—
South Africa	—	56,843	—

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
South Korea	$—	$2,438,127	$—
Spain	—	780,703	—
Sweden	—	709,504	—
Switzerland	—	421,737	—
Taiwan	—	407,717	—
Thailand	—	197,836	—
Turkey	—	37,332	—
United Arab Emirates	—	154,906	—
United Kingdom	—	2,067,984	—
Preferred Stocks
Brazil	657,552	—	—
Germany	—	46,027	—
Russia	—	185,928	—
South Korea	—	50,313	—
Rights
Spain	1,341	—	—
Unaffiliated Exchange Traded Funds	1,194,036	—	—
U.S. Treasury Obligation	—	198,986	—
Other Financial Instruments*
Futures Contracts	60,468	—	—

Total	$61,382,884	$21,809,037	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds	69.6%
Banks	2.6
Oil, Gas & Consumable Fuels	2.2
IT Services	2.0
Insurance	1.9
Electric Utilities	1.7
Unaffiliated Exchange Traded Funds	1.4
Pharmaceuticals	1.3
Real Estate Management & Development	1.2
Food & Staples Retailing	1.1
Airlines	1.0
Chemicals	1.0
Diversified Telecommunication Services	0.7
Specialty Retail	0.7
Paper & Forest Products	0.6
Capital Markets	0.6
Transportation Infrastructure	0.6
Metals & Mining	0.5
Household Durables	0.5
Air Freight & Logistics	0.5
Wireless Telecommunication Services	0.5
Technology Hardware, Storage & Peripherals	0.5
Professional Services	0.4
Beverages	0.4
Hotels, Restaurants & Leisure	0.4
Machinery	0.4
Health Care Equipment & Supplies	0.4
Industrial Conglomerates	0.3

Semiconductors & Semiconductor Equipment	0.3%
Diversified Financial Services	0.3
Gas Utilities	0.3
Media	0.3
Food Products	0.3
Trading Companies & Distributors	0.3
U.S. Treasury Obligation	0.2
Tobacco	0.2
Water Utilities	0.2
Textiles, Apparel & Luxury Goods	0.2
Multiline Retail	0.2
Electronic Equipment, Instruments & Components	0.2
Road & Rail	0.2
Health Care Providers & Services	0.2
Automobiles	0.2
Equity Real Estate Investment Trusts (REITs)	0.2
Construction & Engineering	0.1
Household Products	0.1
Independent Power & Renewable Electricity Producers	0.1
Containers & Packaging	0.1
Commercial Services & Supplies	0.1
Personal Products	0.1
Interactive Media & Services	0.1
Entertainment	0.1
Communications Equipment	0.1
Construction Materials	0.1
Electrical Equipment	0.1
Software	0.0	*
Consumer Finance	0.0	*
Aerospace & Defense	0.0	*

	99.9
Other assets in excess of liabilities	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

100.0%        * Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$1,341		—	$—
Interest rate contracts	Due from/to broker — variation margin futures	60,468	*	—	—

Total		$61,809			$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$632	$214,165
Interest rate contracts	—	(71,264)

Total	$632	$142,901

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures
Equity contracts	$58	$(54,158)
Interest rate contracts	—	71,210

Total	$58	$17,052

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures- Long Positions(1)	Futures- Short Positions(1)
$4,940,579	$887,460

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value:
Affiliated investments (cost $52,768,580)	$57,861,457
Unaffiliated investments (cost $27,030,933)	25,269,996
Foreign currency, at value (cost $69,551)	70,189
Dividends and interest receivable	73,469
Receivable for Portfolio shares sold	59,872
Tax reclaim receivable	17,115
Due from broker-variation margin futures	12,500
Receivable from affiliate	1,938
Prepaid expenses	789

Total Assets	83,367,325

LIABILITIES:
Custodian and accounting fees payable	61,756
Payable for Portfolio shares repurchased	25,013
Management fees payable	16,972
Audit fee payable	14,805
Accrued expenses and other liabilities	8,479
Miscellaneous expenses	8,318
Payable to affiliate	7,780
Distribution fee payable	1,419
Affiliated transfer agent fee payable	369

Total Liabilities	144,911

NET ASSETS	$83,222,414

Net assets were comprised of:
Partners Equity	$83,222,414

Net asset value and redemption price per share, $83,222,414 / 6,691,805 outstanding shares of beneficial interest	$12.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $101,096, of which $12,819 is reimbursable by an affiliate)	$794,029
Affiliated dividend income	142,529
Interest income	5,637
Income from securities lending, net (including affiliated income of $494)	1,960

944,155

EXPENSES
Management fees	855,571
Distribution fee	217,703
Custodian and accounting fees	176,375
Audit fee	29,609
Trustees’ fees	10,761
Legal fees and expenses	10,520
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	6,688
Miscellaneous	40,401

Total expenses	1,354,615
Less: Fee waivers and/or expense reimbursement	(563,475)
Less: Distribution fee waiver	(131,933)

Net expenses	659,207

NET INVESTMENT INCOME (LOSS)	284,948

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $403,790) (net of foreign capital gains taxes $(985))	1,066,437
Futures transactions	142,901
Foreign currency transactions	4,193

1,213,531

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,989,796)) (net of change in foreign capital gains taxes $7,768)	(7,353,191)
Futures	17,052
Foreign currencies	89

(7,336,050)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(6,122,519)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,837,571)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$284,948	$30,800
Net realized gain (loss) on investment and foreign currency transactions	1,213,531	3,599,766
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,336,050)	7,658,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,837,571)	11,288,701

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [1,001,323 and 1,237,737 shares, respectively]	13,290,534	15,172,613
Portfolio share repurchased [601,542 and 287,897 shares, respectively]	(7,951,970)	(3,517,232)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	5,338,564	11,655,381

CAPITAL CONTRIBUTIONS	1,772	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(497,235)	22,944,082
NET ASSETS:
Beginning of year	83,719,649	60,775,567

End of year	$83,222,414	$83,719,649

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 97.3%	Shares	Value
Australia — 6.6%
AGL Energy Ltd.	635,757	$9,204,511
Alumina Ltd.	254,589	411,746
Aurizon Holdings Ltd.	175,055	527,366
Australia & New Zealand Banking Group Ltd.	215,776	3,717,131
Bank of Queensland Ltd.	176,996	1,209,621
BHP Group Ltd.	276,982	6,653,256
BHP Group PLC	180,253	3,822,517
BlueScope Steel Ltd.	454,231	3,494,729
CIMIC Group Ltd.	150,485	4,583,281
Coles Group Ltd.*	65,281	534,968
Commonwealth Bank of Australia	32,013	1,630,243
CSL Ltd.	3,411	446,064
Goodman Group, REIT	1,177,944	8,809,069
Insurance Australia Group Ltd.	201,343	992,905
Macquarie Group Ltd.	131,461	10,040,344
Mirvac Group, REIT	1,258,672	1,986,046
Rio Tinto Ltd.	32,125	1,772,765
Rio Tinto PLC	106,399	5,082,159
Santos Ltd.	194,810	747,003
Sonic Healthcare Ltd.	35,135	546,198
South32 Ltd.	461,571	1,088,028
Stockland, REIT	202,388	501,145
Telstra Corp. Ltd.	364,343	729,478
Treasury Wine Estates Ltd.	61,548	641,186
Washington H Soul Pattinson & Co. Ltd.	138,705	2,426,723
Wesfarmers Ltd.	95,889	2,173,862

		73,772,344

Austria — 0.3%
Raiffeisen Bank International AG	132,330	3,371,225
voestalpine AG	13,314	400,326

		3,771,551

Belgium — 0.8%
Ageas	16,213	730,143
Colruyt SA	8,104	576,977
Proximus SADP	17,573	476,366
Solvay SA	8,543	856,073
UCB SA	75,120	6,139,585

		8,779,144

China — 0.7%
Yangzijiang Shipbuilding Holdings Ltd.	8,732,100	7,954,261

Denmark — 1.3%
Carlsberg A/S (Class B Stock)	9,472	1,007,456
DSV A/S	66,023	4,360,931
H. Lundbeck A/S	11,171	490,161
Novo Nordisk A/S (Class B Stock)	157,030	7,213,856
Vestas Wind Systems A/S	17,031	1,290,271

		14,362,675

Finland — 1.0%
Metso OYJ	15,357	404,042
Neste OYJ	84,056	6,498,921
Nordea Bank Abp(a)	260,115	2,191,452
Stora Enso OYJ (Class R Stock)	49,482	575,292

COMMON STOCKS (continued)	Shares	Value
Finland (continued)
UPM-Kymmene OYJ	48,566	$1,238,654

		10,908,361

France — 9.3%
Accor SA	16,873	725,997
Air Liquide SA	13,161	1,637,964
Alstom SA	13,744	556,210
Arkema SA	6,213	534,506
Atos SE	8,369	685,488
AXA SA	511,487	11,073,693
BNP Paribas SA	95,699	4,336,023
Capgemini SE	13,674	1,363,663
Cie Generale des Etablissements Michelin SCA (Class B Stock)	9,661	960,670
Dassault Systemes SE	11,377	1,354,156
Eiffage SA	6,718	562,281
Eutelsat Communications SA(a)	23,821	470,252
Hermes International	2,787	1,550,136
Ipsen SA	3,346	432,803
Kering SA	8,764	4,132,664
Klepierre SA, REIT	18,100	559,907
Legrand SA	15,271	864,092
L’Oreal SA	20,830	4,812,449
LVMH Moet Hennessy Louis Vuitton SE	51,901	15,383,256
Natixis SA	84,918	401,093
Peugeot SA	418,542	8,949,178
Safran SA	28,469	3,442,060
Sanofi	175,777	15,246,032
Schneider Electric SE	47,454	3,260,461
Societe Generale SA	69,952	2,239,308
Sodexo SA	7,980	818,350
Teleperformance	26,107	4,181,559
Thales SA	9,350	1,094,121
TOTAL SA	82,718	4,377,265
Ubisoft Entertainment SA*	7,080	572,859
Vinci SA	83,269	6,876,542

		103,455,038

Germany — 7.4%
adidas AG	16,483	3,457,980
Allianz SE	77,500	15,613,117
Bayer AG	50,602	3,542,709
Covestro AG, 144A	17,314	861,435
Deutsche Lufthansa AG	130,977	2,975,839
Deutsche Telekom AG	751,434	12,810,688
Evonik Industries AG	15,845	397,300
Fresenius Medical Care AG & Co. KGaA	19,427	1,263,064
HeidelbergCement AG	11,286	693,641
Henkel AG & Co. KGaA	9,237	909,939
HOCHTIEF AG	24,816	3,357,902
Infineon Technologies AG	512,409	10,259,723
METRO AG	184,186	2,836,409
MTU Aero Engines AG	45,627	8,315,724
Puma SE	871	426,965
SAP SE	15,535	1,555,341
Siemens AG	6,979	781,035
Telefonica Deutschland Holding AG	107,513	422,268
TUI AG	39,611	569,022
Volkswagen AG	2,857	456,648

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Vonovia SE	43,416	$1,975,604
Wirecard AG	62,589	9,620,790

		83,103,143

Hong Kong — 3.4%
AIA Group Ltd.	99,800	827,537
CK Asset Holdings Ltd.	331,500	2,401,896
CK Hutchison Holdings Ltd.	983,500	9,440,141
CK Infrastructure Holdings Ltd.	62,000	469,557
CLP Holdings Ltd.	144,500	1,633,021
Hang Seng Bank Ltd.	233,800	5,216,054
HKT Trust & HKT Ltd.	899,000	1,295,227
Hong Kong Exchanges & Clearing Ltd.	103,200	2,989,855
Hysan Development Co. Ltd.	98,000	465,019
Link REIT, REIT	188,000	1,902,176
NWS Holdings Ltd.	218,000	447,363
Power Assets Holdings Ltd.	121,500	844,519
Sun Hung Kai Properties Ltd.	141,500	2,017,088
Swire Pacific Ltd. (Class A Stock)	444,000	4,695,667
WH Group Ltd., 144A	779,000	599,662
Wharf Real Estate Investment Co. Ltd.	532,000	3,179,508

		38,424,290

Ireland — 0.8%
AIB Group PLC	97,444	411,847
Bank of Ireland Group PLC	909,746	5,067,033
CRH PLC	70,847	1,882,889
Kingspan Group PLC	13,620	585,297
Paddy Power Betfair PLC	7,479	614,257

		8,561,323

Israel — 1.1%
Azrieli Group Ltd.	9,373	447,347
Bank Leumi Le-Israel BM	1,272,310	7,683,388
Israel Chemicals Ltd.	287,879	1,630,630
Nice Ltd.*	5,509	593,265
Teva Pharmaceutical Industries Ltd., ADR*	87,900	1,355,418
Wix.com Ltd.*	4,800	433,631

		12,143,679

Italy — 3.0%
Enel SpA	1,574,673	9,144,116
Eni SpA	670,054	10,583,541
Ferrari NV	10,834	1,081,537
Intesa Sanpaolo SpA	259,419	579,186
Mediobanca Banca di Credito Finanziario SpA	607,125	5,156,665
Moncler SpA	15,654	523,036
Poste Italiane SpA, 144A	272,026	2,184,582
Terna Rete Elettrica Nazionale SpA	125,817	715,363
UnipolSai Assicurazioni SpA(a)	1,487,927	3,375,925

		33,343,951

Japan — 24.8%
Alfresa Holdings Corp.	217,400	5,554,034
Amada Holdings Co. Ltd.	47,300	424,567
Asahi Group Holdings Ltd.	160,400	6,225,377
Asahi Kasei Corp.	115,000	1,183,261
Astellas Pharma, Inc.	688,700	8,820,839
Bandai Namco Holdings, Inc.	17,400	779,964

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Bridgestone Corp.	27,100	$1,043,274
Chubu Electric Power Co., Inc.	52,400	745,574
Dai Nippon Printing Co. Ltd.	21,100	442,278
Daifuku Co. Ltd.	69,300	3,153,987
Dai-ichi Life Holdings, Inc.	97,200	1,510,480
Daikin Industries Ltd.	22,000	2,335,565
Denso Corp.	38,500	1,702,130
Don Quijote Holdings Co. Ltd.	10,300	631,176
Electric Power Development Co. Ltd.	17,100	405,017
Fast Retailing Co. Ltd.	20,300	10,361,518
FUJIFILM Holdings Corp.	35,100	1,364,992
Hakuhodo DY Holdings, Inc.	27,000	385,906
Hikari Tsushin, Inc.	2,800	437,802
Hitachi Construction Machinery Co. Ltd.	16,500	384,785
Hitachi Ltd.	357,700	9,489,451
Honda Motor Co. Ltd.	149,400	3,923,966
Hoya Corp.	70,300	4,232,167
Hulic Co. Ltd.	48,000	429,618
IHI Corp.	12,700	349,675
Isetan Mitsukoshi Holdings Ltd.	38,500	426,154
Isuzu Motors Ltd.	418,500	5,880,269
ITOCHU Corp.	245,700	4,172,913
Japan Airlines Co. Ltd.	230,800	8,179,525
Japan Airport Terminal Co. Ltd.	12,100	419,124
Japan Post Holdings Co. Ltd.	90,200	1,039,556
Japan Tobacco, Inc.(a)	95,600	2,275,495
JFE Holdings, Inc.	43,700	691,489
JXTG Holdings, Inc.	280,100	1,464,938
Kamigumi Co. Ltd.	73,900	1,516,471
Kansai Electric Power Co., Inc. (The)	515,300	7,738,411
KDDI Corp.	154,300	3,687,611
Kirin Holdings Co. Ltd.	77,600	1,620,285
Kobe Steel Ltd.	54,600	377,938
Koito Manufacturing Co. Ltd.	9,200	471,635
Komatsu Ltd.	86,000	1,839,129
Konica Minolta, Inc.	873,800	7,881,010
Kose Corp.	3,000	469,808
Kuraray Co. Ltd.	33,700	473,716
Kyocera Corp.	15,800	788,657
Kyushu Railway Co.	15,400	520,908
Marubeni Corp.	1,178,700	8,258,833
Mazda Motor Corp.	50,300	517,349
Medipal Holdings Corp.	270,800	5,808,965
MEIJI Holdings Co. Ltd.	10,500	857,296
Mitsubishi Chemical Holdings Corp.	1,180,300	8,917,062
Mitsubishi Corp.	223,200	6,130,477
Mitsubishi Gas Chemical Co., Inc.	27,400	411,635
Mitsubishi Motors Corp.	73,400	398,995
Mitsubishi UFJ Financial Group, Inc.	2,513,700	12,315,674
Mitsui & Co. Ltd.	199,800	3,071,229
Mitsui Chemicals, Inc.	20,500	462,309
Mizuho Financial Group, Inc.	2,147,200	3,330,763
Murata Manufacturing Co. Ltd.	16,200	2,199,128
Nikon Corp.	28,500	422,220
Nippon Building Fund, Inc.(a)	119	749,374
Nippon Express Co. Ltd.	7,100	395,372
Nippon Steel & Sumitomo Metal Corp.	42,900	735,888
Nippon Telegraph & Telephone Corp.	257,000	10,470,596
NTT DOCOMO, Inc.	115,700	2,605,020

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Obic Co. Ltd.	5,700	$439,866
Oji Holdings Corp.	81,700	418,780
Oriental Land Co. Ltd.	17,700	1,784,280
ORIX Corp.	183,700	2,675,430
Recruit Holdings Co. Ltd.	98,200	2,370,740
Resona Holdings, Inc.	1,804,900	8,689,059
SBI Holdings, Inc.	19,500	381,060
Secom Co. Ltd.	18,000	1,490,430
SG Holdings Co. Ltd.	104,800	2,716,250
Shin-Etsu Chemical Co. Ltd.	33,500	2,591,672
Shionogi & Co. Ltd.	126,000	7,206,517
Shiseido Co. Ltd.(a)	10,200	638,416
Showa Denko KK(a)	27,600	819,812
SoftBank Group Corp.	53,200	3,525,478
Sony Corp.	239,900	11,520,627
Stanley Electric Co. Ltd.	14,700	411,693
Sumitomo Chemical Co. Ltd.	1,672,300	8,080,727
Sumitomo Corp.	98,600	1,398,619
Sumitomo Heavy Industries Ltd.	14,200	422,406
Sumitomo Mitsui Financial Group, Inc.	259,100	8,594,900
Sumitomo Realty & Development Co. Ltd.	30,700	1,122,729
Suzuken Co. Ltd.	11,500	585,374
Suzuki Motor Corp.	28,900	1,460,278
T&D Holdings, Inc.	47,900	553,896
Taisei Corp.	86,700	3,706,216
Tokio Marine Holdings, Inc.	57,900	2,749,095
Toyota Motor Corp.	197,400	11,459,367
Toyota Tsusho Corp.	18,700	550,349
Unicharm Corp.	34,200	1,107,807
Yamato Holdings Co. Ltd.	27,300	749,549

		276,532,052

Luxembourg — 0.8%
ArcelorMittal	422,031	8,868,696

Netherlands — 4.1%
ABN AMRO Group NV, CVA, 144A	22,435	528,403
Aegon NV	1,582,194	7,421,846
ASML Holding NV	36,184	5,709,582
ING Groep NV	335,615	3,627,094
Koninklijke Ahold Delhaize NV	423,449	10,716,010
NXP Semiconductors NV(a)	29,700	2,176,415
Royal Dutch Shell PLC (Class A Stock)	394,567	11,621,451
Royal Dutch Shell PLC (Class B Stock)	90,730	2,709,657
Wolters Kluwer NV	25,304	1,500,255

		46,010,713

New Zealand — 0.1%
Auckland International Airport Ltd.	103,501	497,810
Spark New Zealand Ltd.	158,009	439,821

		937,631

Norway — 0.5%
Aker BP ASA	14,633	371,458
DNB ASA	85,303	1,370,213
Equinor ASA	102,767	2,181,794
Norsk Hydro ASA	96,380	439,036
Orkla ASA	71,016	559,673
Telenor ASA	65,698	1,277,917

		6,200,091

COMMON STOCKS (continued)	Shares	Value
Singapore — 1.7%
CapitaLand Ltd.	224,100	$509,933
CapitaLand Mall Trust	270,700	448,100
Genting Singapore Ltd.	707,100	506,553
Oversea-Chinese Banking Corp. Ltd.	240,300	1,984,757
United Overseas Bank Ltd.	576,700	10,389,351
Wilmar International Ltd.	2,333,600	5,337,202

		19,175,896

South Africa — 0.7%
Anglo American PLC	362,490	8,100,811

Spain — 2.1%
ACS Actividades de Construccion y Servicios SA	22,869	887,630
Aena SME SA, 144A	5,724	891,205
Amadeus IT Group SA	37,266	2,601,746
Endesa SA(a)	342,788	7,914,820
Red Electrica Corp. SA	38,141	853,730
Repsol SA	608,469	9,852,348

		23,001,479

Sweden — 3.4%
Atlas Copco AB (Class B Stock)	34,587	757,678
Hexagon AB (Class B Stock)	22,946	1,061,474
ICA Gruppen AB(a)	113,269	4,049,567
Industrivarden AB (Class C Stock)	21,814	442,975
Investor AB (Class B Stock)	96,247	4,095,593
Sandvik AB	566,986	8,163,131
Securitas AB (Class B Stock)	29,161	468,972
Skandinaviska Enskilda Banken AB (Class A Stock)	136,225	1,327,362
Svenska Handelsbanken AB (Class A Stock)	131,429	1,468,120
Swedbank AB (Class A Stock)	51,269	1,147,892
Swedish Match AB	14,933	589,439
Telefonaktiebolaget LM Ericsson (Class B Stock)	273,900	2,444,504
Telia Co. AB	545,870	2,592,108
Volvo AB (Class B Stock)	726,864	9,550,826

		38,159,641

Switzerland — 7.8%
Barry Callebaut AG	2,861	4,466,644
Chocoladefabriken Lindt & Spruengli AG	93	575,918
Chocoladefabriken Lindt & Spruengli AG	9	670,225
Givaudan SA	790	1,832,854
Glencore PLC*	913,639	3,398,634
Nestle SA	197,163	16,034,527
Novartis AG	246,245	21,129,340
Partners Group Holding AG(a)	12,321	7,477,592
Roche Holding AG	94,579	23,532,491
Sonova Holding AG	8,705	1,433,094
STMicroelectronics NV	59,529	855,108
Straumann Holding AG	885	560,291
Swiss Life Holding AG*	3,047	1,178,601
Swisscom AG	2,275	1,094,251
Temenos AG*	5,308	640,581
Zurich Insurance Group AG	8,711	2,606,194

		87,486,345

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United Kingdom — 15.5%
3i Group PLC	591,322	$5,837,860
Ashtead Group PLC	67,608	1,413,885
Associated British Foods PLC	30,920	805,951
AstraZeneca PLC	8,811	660,919
Auto Trader Group PLC, 144A	423,312	2,458,485
Aviva PLC	353,889	1,696,947
Barratt Developments PLC	338,984	2,002,899
Berkeley Group Holdings PLC	102,531	4,546,239
BP PLC	1,114,272	7,055,259
British American Tobacco PLC	313,983	10,040,649
BT Group PLC	762,086	2,320,328
Bunzl PLC	29,734	899,007
Burberry Group PLC	37,139	822,164
CNH Industrial NV	92,186	842,597
Coca-Cola European Partners PLC	193,600	8,876,559
Compass Group PLC	489,656	10,307,063
ConvaTec Group PLC, 144A	848,027	1,504,408
Diageo PLC	46,729	1,665,900
Fiat Chrysler Automobiles NV*	98,110	1,426,760
GlaxoSmithKline PLC	179,513	3,418,089
HSBC Holdings PLC	850,008	7,027,769
Imperial Brands PLC	332,887	10,094,475
Informa PLC	68,942	554,406
Intertek Group PLC	14,175	869,057
J Sainsbury PLC	316,812	1,071,076
Land Securities Group PLC, REIT	717,379	7,363,160
Legal & General Group PLC	3,257,307	9,615,902
Lloyds Banking Group PLC	6,082,687	4,016,336
Meggitt PLC	71,162	428,014
Melrose Industries PLC	404,548	846,579
Micro Focus International PLC	164,832	2,914,214
Mondi PLC	32,576	680,142
National Grid PLC	290,660	2,830,579
Next PLC	12,298	626,134
Pearson PLC	759,920	9,107,902
Persimmon PLC	185,522	4,574,178
Reckitt Benckiser Group PLC	56,915	4,367,358
RELX PLC	173,442	3,577,587
Severn Trent PLC	19,508	451,875
Smith & Nephew PLC	316,161	5,914,264
Tate & Lyle PLC	494,350	4,165,009
Unilever NV, CVA	132,962	7,231,705
Unilever PLC	97,687	5,124,132
United Utilities Group PLC	60,153	565,405
Vodafone Group PLC	2,271,303	4,446,732
Wm Morrison Supermarkets PLC	2,000,256	5,440,387

		172,506,345

United States — 0.1%
QIAGEN NV*	19,981	684,146

TOTAL COMMON STOCKS (cost $1,157,292,636)		1,086,243,606

PREFERRED STOCK — 0.2%
Germany
Henkel AG & Co. KGaA (PRFC) (cost $1,667,147)	15,398	1,686,343

RIGHTS* — 0.0%	Units	Value
Spain
Repsol SA, expiring 01/09/19 (cost $285,428)	608,469	$278,862

	Shares

UNAFFILIATED EXCHANGE TRADED FUND — 0.4%
iShares MSCI EAFE ETF(a) (cost $4,511,138)	75,016	4,409,440

TOTAL LONG-TERM INVESTMENTS (cost $1,163,756,349)		1,092,618,251

SHORT-TERM INVESTMENTS — 5.0%
AFFILIATED MUTUAL FUNDS — 4.8%
PGIM Core Ultra Short Bond Fund(w)	19,261,396	19,261,396
PGIM Institutional Money Market Fund (cost $34,434,505; includes $34,376,874 of cash collateral for securities on loan)(b)(w)	34,434,988	34,431,544

TOTAL AFFILIATED MUTUAL FUNDS (cost $53,695,901)		53,692,940

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills(k)(n)
2.358%	03/21/19	400	397,971
2.375%	03/21/19	1,500	1,492,391

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,890,175)			1,890,362

TOTAL SHORT-TERM INVESTMENTS (cost $55,586,076)			55,583,302

TOTAL INVESTMENTS — 102.9% (cost $1,219,342,425)			1,148,201,553
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.9)%			(32,349,236)

NET ASSETS — 100.0%			$1,115,852,317

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,845,682; cash collateral of $34,376,874 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
325	Mini MSCI EAFE Index	Mar. 2019	$27,885,000	$(436,915)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$1,890,362

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$73,772,344	$—
Austria	—	3,771,551	—
Belgium	—	8,779,144	—
China	—	7,954,261	—
Denmark	—	14,362,675	—
Finland	—	10,908,361	—
France	—	103,455,038	—
Germany	—	83,103,143	—
Hong Kong	—	38,424,290	—
Ireland	—	8,561,323	—
Israel	1,789,049	10,354,630	—
Italy	—	33,343,951	—
Japan	—	276,532,052	—
Luxembourg	—	8,868,696	—
Netherlands	2,176,415	43,834,298	—
New Zealand	—	937,631	—
Norway	—	6,200,091	—
Singapore	—	19,175,896	—
South Africa	—	8,100,811	—
Spain	—	23,001,479	—
Sweden	—	38,159,641	—
Switzerland	—	87,486,345	—
United Kingdom	8,876,559	163,629,786	—
United States	—	684,146	—
Preferred Stock
Germany	—	1,686,343	—

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Rights
Spain	$278,862	$—	$—
Unaffiliated Exchange Traded Fund	4,409,440	—	—
Affiliated Mutual Funds	53,692,940	—	—
U.S. Treasury Obligations	—	1,890,362	—
Other Financial Instruments*
Futures Contracts	(436,915)	—	—

Total	$70,786,350	$1,076,978,288	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	9.7%
Pharmaceuticals	8.9
Insurance	5.7
Oil, Gas & Consumable Fuels	5.4
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	4.8
Metals & Mining	4.1
Automobiles	3.2
Machinery	3.1
Food Products	3.1
Diversified Telecommunication Services	3.0
Chemicals	2.7
Electric Utilities	2.7
Capital Markets	2.4
Textiles, Apparel & Luxury Goods	2.4
Trading Companies & Distributors	2.3
Food & Staples Retailing	2.3
Household Durables	2.1
Tobacco	2.1
Equity Real Estate Investment Trusts (REITs)	2.0
Beverages	1.8
Construction & Engineering	1.8
Semiconductors & Semiconductor Equipment	1.7
Personal Products	1.6
Real Estate Management & Development	1.5
Hotels, Restaurants & Leisure	1.4
IT Services	1.4
Wireless Telecommunication Services	1.3
Health Care Providers & Services	1.2
Health Care Equipment & Supplies	1.2
Electronic Equipment, Instruments & Components	1.2
Aerospace & Defense	1.2

Professional Services	1.1%
Multi-Utilities	1.1
Airlines	1.0
Specialty Retail	1.0
Industrial Conglomerates	1.0
Media	0.9
Technology Hardware, Storage & Peripherals	0.8
Household Products	0.7
Diversified Financial Services	0.6
Software	0.6
Electrical Equipment	0.6
Road & Rail	0.5
Auto Components	0.4
Unaffiliated Exchange Traded Fund	0.4
Multiline Retail	0.3
Air Freight & Logistics	0.3
Transportation Infrastructure	0.3
Building Products	0.3
Paper & Forest Products	0.3
Construction Materials	0.2
Interactive Media & Services	0.2
Communications Equipment	0.2
Commercial Services & Supplies	0.2
U.S. Treasury Obligations	0.2
Water Utilities	0.1
Leisure Products	0.1
Life Sciences Tools & Services	0.1
Entertainment	0.1
Biotechnology	0.0 *
Independent Power & Renewable Electricity Producers	0.0 *

102.9
Liabilities in excess of other assets	(2.9)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$436,915	*
Equity contracts	Unaffiliated investments	278,862	—	—

Total		$278,862		$436,915

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$112,650	$(1,599,696)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures
Equity contracts	$(6,566)	$(678,415)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$ 19,530,439

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$32,845,682	$(32,845,682)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $32,845,682:
Unaffiliated investments (cost $1,165,646,524)	$1,094,508,613
Affiliated investments (cost $53,695,901)	53,692,940
Foreign currency, at value (cost $2,370,984)	2,371,089
Tax reclaim receivable	3,763,730
Dividends and interest receivable	1,518,354
Receivable for investments sold	424,470
Receivable from affiliate	151,558
Receivable for Portfolio shares sold	4,091
Prepaid expenses	6,426

Total Assets	1,156,441,271

LIABILITIES:
Payable to broker for collateral for securities on loan	34,376,874
Payable for Portfolio shares repurchased	4,640,047
Payable to affiliate	1,000,996
Management fees payable	332,381
Accrued expenses and other liabilities	177,771
Distribution fee payable	45,326
Due to broker-variation margin futures	15,190
Affiliated transfer agent fee payable	369

Total Liabilities	40,588,954

NET ASSETS	$1,115,852,317

Net assets were comprised of:
Partners Equity	$1,115,852,317

Net asset value and redemption price per share, $1,115,852,317 / 103,285,311 outstanding shares of beneficial interest	$10.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $3,054,801, of which $361,632 is reimbursable by an affiliate)	$28,220,881
Income from securities lending, net (including affiliated income of $177,147)	329,376
Affiliated dividend income	284,332
Interest income	24,818

28,859,407

EXPENSES
Management fees	6,725,908
Distribution fee	2,338,401
Custodian and accounting fees	299,678
Audit fee	36,400
Trustees’ fees	19,681
Legal fees and expenses	13,043
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Shareholders’ reports	4,929
Miscellaneous	49,636

Total expenses	9,494,663
Less: Fee waivers and/or expense reimbursement	(95,545)

Net expenses	9,399,118

NET INVESTMENT INCOME (LOSS)	19,460,289

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,069)	13,761,465
Futures transactions	(1,599,696)
Foreign currency transactions	(521,981)

11,639,788

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,748))	(184,761,515)
Futures	(678,415)
Foreign currencies	(72,582)

(185,512,512)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(173,872,724)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(154,412,435)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$19,460,289	$18,203,122
Net realized gain (loss) on investment and foreign currency transactions	11,639,788	73,410,148
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(185,512,512)	100,247,719

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(154,412,435)	191,860,989

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [43,357,059 and 5,562,507 shares, respectively]	494,976,073	60,689,938
Portfolio share repurchased [13,643,534 and 6,555,695 shares, respectively]	(164,294,102)	(77,415,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	330,681,971	(16,725,976)

CAPITAL CONTRIBUTIONS	34,154	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	176,303,690	175,135,013
NET ASSETS:
Beginning of year	939,548,627	764,413,614

End of year	$1,115,852,317	$939,548,627

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 72.3%	Shares	Value
Aerospace & Defense — 1.9%
Airbus SE (France)	382	$36,833
Astrotech Corp.*	2,227	10,623
Axon Enterprise, Inc.*	172	7,525
Boeing Co. (The)	1,498	483,105
Bombardier, Inc. (Canada) (Class B Stock)*	6,780	10,082
BWX Technologies, Inc.	230	8,793
CAE, Inc. (Canada)	432	7,939
Cobham PLC (United Kingdom)*	8,225	10,256
Dassault Aviation SA (France)	46	64,001
Harris Corp.	173	23,294
L3 Technologies, Inc.	6	1,042
Leonardo SpA (Italy)	2,036	17,980
Meggitt PLC (United Kingdom)	6,106	36,725
Northrop Grumman Corp.	981	240,247
Rolls-Royce Holdings PLC (United Kingdom)*	246,974	315
Rolls-Royce Holdings PLC (United Kingdom) (BCXE)*	5,369	56,910
Teledyne Technologies, Inc.*	95	19,672
Thales SA (France)	668	78,168
United Technologies Corp.	122	12,991
VirTra, Inc.*	1,382	4,243

		1,130,744

Air Freight & Logistics — 0.1%
Air T, Inc.*	215	5,268
C.H. Robinson Worldwide, Inc.	221	18,584
Sinotrans Ltd. (China) (Class H Stock)	18,000	7,798
United Parcel Service, Inc. (Class B Stock)	187	18,238
XPO Logistics, Inc.*	141	8,043

		57,931

Airlines — 0.3%
Air Arabia PJSC (United Arab Emirates)	17,527	4,866
Alaska Air Group, Inc.(a)	541	32,920
American Airlines Group, Inc.	348	11,174
Azul SA (Brazil), ADR*	394	10,910
Delta Air Lines, Inc.	944	47,106
Flybe Group PLC (United Kingdom)*	3,722	808
JetBlue Airways Corp.*	968	15,546
Ryanair Holdings PLC (Ireland), ADR*	359	25,611
Spirit Airlines, Inc.*	303	17,550
United Continental Holdings, Inc.*	341	28,552

		195,043

Auto Components — 0.7%
Aptiv PLC	430	26,475
Autoliv, Inc. (Sweden)	244	17,136
Bridgestone Corp. (Japan)	1,400	53,896
CIE Automotive SA (Spain)	266	6,549
Hyundai Mobis Co. Ltd. (South Korea)	62	10,531
Koito Manufacturing Co. Ltd. (Japan)	500	25,632
Lear Corp.	102	12,532
Magna International, Inc. (Canada)	3,240	147,258
Mando Corp. (South Korea)*	192	4,972
Musashi Seimitsu Industry Co. Ltd. (Japan)	800	11,198
NGK Spark Plug Co. Ltd. (Japan)	300	5,938
Nifco, Inc. (Japan)	300	7,081

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Nippon Seiki Co. Ltd. (Japan)	600	$10,275
Press Kogyo Co. Ltd. (Japan)	600	2,949
Stanley Electric Co. Ltd. (Japan)	2,300	64,415
Sumitomo Rubber Industries Ltd. (Japan)	400	4,714
Varroc Engineering Ltd. (India), 144A*	404	4,186
Veoneer, Inc. (Sweden)*	239	5,633
Workhorse Group, Inc.*	6,193	3,270

		424,640

Automobiles — 0.6%
Astra International Tbk PT (Indonesia)	35,200	20,159
Bayerische Motoren Werke AG (Germany)	534	43,438
Ferrari NV (Italy)	86	8,552
Maruti Suzuki India Ltd. (India)	93	9,951
Mitsubishi Motors Corp. (Japan)	6,400	34,790
Suzuki Motor Corp. (Japan)	400	20,211
Tesla, Inc.*(a)	383	127,462
Toyota Motor Corp. (Japan)	1,300	75,467

		340,030

Banks — 4.6%
ABN AMRO Group NV (Netherlands), CVA, 144A	2,474	58,269
Absa Group Ltd. (South Africa)	2,502	28,102
Axis Bank Ltd. (India)*	7,154	63,569
Banco Bradesco SA (Brazil), ADR	4,500	44,505
Banco Santander Chile (Chile), ADR	723	21,618
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico), ADR	962	5,926
Bank Central Asia Tbk PT (Indonesia)	51,400	92,985
Bank Negara Indonesia Persero Tbk PT (Indonesia)	12,100	7,408
Bank of America Corp.	637	15,696
Bank of the Ryukyus Ltd. (Japan)	400	4,132
BankUnited, Inc.	784	23,473
BAWAG Group AG (Austria), 144A	571	23,505
BDO Unibank, Inc. (Philippines)	1,035	2,577
BNP Paribas SA (France)	2,465	111,687
Boston Private Financial Holdings, Inc.	1,626	17,187
CaixaBank SA (Spain)	8,498	30,899
CIT Group, Inc.	468	17,910
Citigroup, Inc.	67	3,488
City Holding Co.	223	15,053
Commerzbank AG (Germany)*	4,022	26,852
Credicorp Ltd. (Peru)	242	53,644
Danske Bank A/S (Denmark)	660	13,107
East West Bancorp, Inc.	82	3,569
Erste Group Bank AG (Austria)*	3,240	108,091
Fifth Third Bancorp	1,936	45,554
FinecoBank Banca Fineco SpA (Italy)	1,319	13,333
First Abu Dhabi Bank PJSC (United Arab Emirates)	18,227	70,046
First Internet Bancorp	685	14,001
First Republic Bank	809	70,302
Fukuoka Financial Group, Inc. (Japan)	300	6,083
Grupo Aval Acciones y Valores SA (Colombia), ADR	841	4,962
HDFC Bank Ltd. (India)	598	18,172

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Home BancShares, Inc.	1,071	$17,500
JPMorgan Chase & Co.	4,131	403,268
KBC Group NV (Belgium)	984	64,124
Lloyds Banking Group PLC (United Kingdom)	81,387	53,739
Mitsubishi UFJ Financial Group, Inc. (Japan)	15,500	75,941
National Bank of Canada (Canada)	897	36,827
Nordea Bank Abp (Finland)	7,483	63,044
OTP Bank Nyrt (Hungary)	335	13,525
Pinnacle Financial Partners, Inc.	383	17,656
PNC Financial Services Group, Inc. (The)	1,240	144,968
Popular, Inc. (Puerto Rico)	498	23,516
Preferred Bank	214	9,277
Prosperity Bancshares, Inc.	344	21,431
Republic First Bancorp, Inc.*	2,762	16,489
Sberbank of Russia PJSC (Russia), ADR	5,178	56,751
Signature Bank	268	27,553
TCF Financial Corp.	1,127	21,965
Texas Capital Bancshares, Inc.*	232	11,853
U.S. Bancorp	2,292	104,744
United Overseas Bank Ltd. (Singapore)	3,000	54,046
Van Lanschot Kempen NV (Netherlands), CVA	329	7,500
Webster Financial Corp.	252	12,421
Wells Fargo & Co.	8,451	389,422
WesBanco, Inc.	580	21,280
Yes Bank Ltd. (India)	13,090	34,152

		2,738,697

Beverages — 0.6%
Anheuser-Busch InBev SA/NV (Belgium)	93	6,168
Britvic PLC (United Kingdom)	2,361	24,094
China Resources Beer Holdings Co. Ltd. (China)	2,000	6,893
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	900	26,829
Coca-Cola Co. (The)	676	32,009
Constellation Brands, Inc. (Class A Stock)	18	2,895
Diageo PLC (United Kingdom)	967	34,474
Keurig Dr. Pepper, Inc.	644	16,512
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	500	43,010
PepsiCo, Inc.	1,063	117,440
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	6,000	24,031

		334,355

Biotechnology — 1.0%
3SBio, Inc. (China), 144A	6,500	8,347
Abcam PLC (United Kingdom)	1,665	23,145
ACADIA Pharmaceuticals, Inc.*	405	6,549
Agios Pharmaceuticals, Inc.*	61	2,813
Aimmune Therapeutics, Inc.*	403	9,640
Alexion Pharmaceuticals, Inc.*	356	34,660
Alkermes PLC*	371	10,948
Alnylam Pharmaceuticals, Inc.*	152	11,082
AnaptysBio, Inc.*	28	1,786
Anavex Life Sciences Corp.*	2,028	3,164

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Array BioPharma, Inc.*	231	$3,292
Arrowhead Pharmaceuticals, Inc.*	188	2,335
Atara Biotherapeutics, Inc.*	76	2,640
Biogen, Inc.*	53	15,949
BioMarin Pharmaceutical, Inc.*	304	25,886
Bluebird Bio, Inc.*	92	9,126
Blueprint Medicines Corp.*	56	3,019
Calyxt, Inc.*	50	517
Celgene Corp.*	300	19,227
Eagle Pharmaceuticals, Inc.*	125	5,036
Exact Sciences Corp.*	377	23,789
Exelixis, Inc.*	320	6,294
FibroGen, Inc.*	86	3,980
Genus PLC (United Kingdom)	287	7,877
Global Blood Therapeutics, Inc.*	90	3,695
Grifols SA (Spain)	694	18,229
Grifols SA (Spain), ADR	1,472	27,026
Heron Therapeutics, Inc.*	87	2,257
Immunomedics, Inc.*	255	3,639
Innovent Biologics, Inc. (China), 144A*	2,999	9,272
Ionis Pharmaceuticals, Inc.*	270	14,596
Ligand Pharmaceuticals, Inc.*	33	4,478
Loxo Oncology, Inc.*	29	4,062
Madrigal Pharmaceuticals, Inc.*	15	1,691
Mirati Therapeutics, Inc.*	61	2,588
Momenta Pharmaceuticals, Inc.*	188	2,076
Myriad Genetics, Inc.*	146	4,244
Neurocrine Biosciences, Inc.*	201	14,353
OPKO Health, Inc.*	901	2,712
Radius Health, Inc.*	303	4,996
Recro Pharma, Inc.*	1,195	8,485
REGENXBIO, Inc.*	52	2,181
Sage Therapeutics, Inc.*	49	4,694
Sarepta Therapeutics, Inc.*	91	9,931
Seattle Genetics, Inc.*	262	14,845
Shire PLC	965	56,301
Spectrum Pharmaceuticals, Inc.*	182	1,593
TESARO, Inc.*	128	9,504
Ultragenyx Pharmaceutical, Inc.*	57	2,478
United Therapeutics Corp.*	144	15,682
Vertex Pharmaceuticals, Inc.*	595	98,597
Xencor, Inc.*	65	2,350

		587,656

Building Products — 0.2%
Allegion PLC	180	14,348
DIRTT Environmental Solutions (Canada)*	2,316	10,365
dormakaba Holding AG (Switzerland)*	35	21,156
Fortune Brands Home & Security, Inc.	556	21,122
Nitto Boseki Co. Ltd. (Japan)	200	3,259
Sanwa Holdings Corp. (Japan)	1,100	12,491
Tarkett SA (France)	205	4,119
Trex Co., Inc.*	118	7,004
Tyman PLC (United Kingdom)	1,880	5,636
Universal Forest Products, Inc.	374	9,709

		109,209

Capital Markets — 2.2%
Ameriprise Financial, Inc.	607	63,353

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Avanza Bank Holding AB (Sweden)	199	$9,520
B3 SA - Brasil Bolsa Balcao (Brazil)	500	3,459
Banca Generali SpA (Italy)	252	5,258
Bank of New York Mellon Corp. (The)	1,291	60,767
Cboe Global Markets, Inc.	321	31,403
Charles Schwab Corp. (The)	4,385	182,109
Draper Esprit PLC (United Kingdom)*	732	5,040
Goldman Sachs Group, Inc. (The)	3	501
Intercontinental Exchange, Inc.	1,728	130,170
Intermediate Capital Group PLC (United Kingdom)	1,437	17,173
Investec PLC (South Africa)	5,976	33,716
IP Group PLC (United Kingdom)*	2,657	3,692
Julius Baer Group Ltd. (Switzerland)*	1,092	39,055
KKR & Co., Inc. (Class A Stock)	612	12,014
Legg Mason, Inc.	441	11,250
London Stock Exchange Group PLC (United Kingdom)	707	36,668
MarketAxess Holdings, Inc.	69	14,580
Morgan Stanley	3,365	133,422
Nasdaq, Inc.	176	14,356
Northern Trust Corp.	36	3,009
Pendal Group Ltd. (Australia)	968	5,414
Rathbone Brothers PLC (United Kingdom)	190	5,691
Raymond James Financial, Inc.	294	21,877
S&P Global, Inc.	292	49,622
SEI Investments Co.	324	14,969
State Street Corp.	1,016	64,079
TD Ameritrade Holding Corp.	3,883	190,112
UBS Group AG (Switzerland)*	10,134	126,468
Vostok New Ventures Ltd. (Sweden), SDR*	1,149	7,851

		1,296,598

Chemicals — 1.7%
Air Liquide SA (France)	493	61,357
Air Products & Chemicals, Inc.	835	133,642
Akzo Nobel NV (Netherlands)	598	48,265
BASF SE (Germany)	629	44,149
CF Industries Holdings, Inc.	184	8,006
Chemours Co. (The)	254	7,168
Croda International PLC (United Kingdom)	159	9,515
Denka Co. Ltd. (Japan)	200	5,635
DIC Corp. (Japan)	1,500	45,872
DowDuPont, Inc.	1,861	99,526
Ecolab, Inc.	72	10,609
Fufeng Group Ltd. (China)*	12,000	5,028
GCP Applied Technologies, Inc.*	638	15,663
Huntsman Corp.	310	5,980
Incitec Pivot Ltd. (Australia)	13,576	31,273
Ingevity Corp.*	103	8,620
Kansai Paint Co. Ltd. (Japan)	900	17,270
Koninklijke DSM NV (Netherlands)	531	43,613
Linde PLC (United Kingdom) (BCXE)	222	35,437
Linde PLC (United Kingdom) (NYSE)	230	35,889
Nippon Shokubai Co. Ltd. (Japan)	600	38,217
Nippon Soda Co. Ltd. (Japan)	300	7,313
NOF Corp. (Japan)	300	10,222
Orion Engineered Carbons SA (Luxembourg)	95	2,402

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
PPG Industries, Inc.	274	$28,011
Quaker Chemical Corp.	27	4,798
RPM International, Inc.	1,463	85,995
Sakata INX Corp. (Japan)	800	8,810
Sherwin-Williams Co. (The)	128	50,363
Sumitomo Seika Chemicals Co. Ltd. (Japan)	200	7,664
Symrise AG (Germany)	72	5,334
Umicore SA (Belgium)	233	9,329
Valvoline, Inc.	854	16,525
Victrex PLC (United Kingdom)	837	24,457
WR Grace & Co.	350	22,719
Yara International ASA (Norway)	836	32,385

		1,027,061

Commercial Services & Supplies — 0.4%
Aqua Metals, Inc.*	1,962	3,571
ARC Document Solutions, Inc.*	2,061	4,225
Cintas Corp.	45	7,560
Country Garden Services Holdings Co. Ltd. (China)*	21,000	33,146
Downer EDI Ltd. (Australia)	6,391	30,300
Edenred (France)	272	10,025
Healthcare Services Group, Inc.	358	14,384
KAR Auction Services, Inc.	554	26,437
Republic Services, Inc.	398	28,692
SPIE SA (France)	449	5,969
Waste Connections, Inc.	1,381	102,539

		266,848

Communications Equipment — 0.5%
Cisco Systems, Inc.	5,680	246,114
CommScope Holding Co., Inc.*	290	4,753
Lumentum Holdings, Inc.*	184	7,730
Motorola Solutions, Inc.	38	4,372
Palo Alto Networks, Inc.*	152	28,629
Viavi Solutions, Inc.*	1,700	17,085

		308,683

Construction & Engineering — 0.1%
Arcosa, Inc.*	233	6,452
Dycom Industries, Inc.*	229	12,375
Jacobs Engineering Group, Inc.	70	4,092
JGC Corp. (Japan)	1,900	26,680
Koninklijke Volkerwessels NV (Netherlands)	251	3,986
NV5 Global, Inc.*	87	5,268
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	12,500	10,276
Valmont Industries, Inc.	19	2,108

		71,237

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	4,000	19,395
HeidelbergCement AG (Germany)	378	23,231
Loma Negra Cia Industrial Argentina SA (Argentina), ADR*	340	3,784
Martin Marietta Materials, Inc.	29	4,984
U.S. Concrete, Inc.*	255	8,996

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Construction Materials (continued)
Vulcan Materials Co.	52	$5,138

		65,528

Consumer Finance — 0.1%
Ally Financial, Inc.	850	19,261
American Express Co.	282	26,880
Green Dot Corp. (Class A Stock)*	103	8,191
SLM Corp.*	2,609	21,681

		76,013

Containers & Packaging — 0.6%
Amcor Ltd. (Australia)	11,351	105,718
Avery Dennison Corp.	47	4,222
Ball Corp.	3,330	153,113
Berry Global Group, Inc.*	395	18,774
Crown Holdings, Inc.*	423	17,584
Huhtamaki OYJ (Finland)	200	6,228
International Paper Co.	1,090	43,992
Orora Ltd. (Australia)	1,853	4,018
Vidrala SA (Spain)	44	3,724

		357,373

Distributors — 0.1%
Educational Development Corp.	783	6,679
Paltac Corp. (Japan)	300	14,148
Weyco Group, Inc.	467	13,622

		34,449

Diversified Consumer Services — 0.1%
Benesse Holdings, Inc. (Japan)	1,300	33,023
frontdoor, Inc.*	128	3,406
Hope Education Group Co. Ltd. (China), 144A*	48,000	5,194
Service Corp. International	391	15,742
ServiceMaster Global Holdings, Inc.*	259	9,516
Strategic Education, Inc.	79	8,960
TAL Education Group (China), ADR*	105	2,801
Weight Watchers International, Inc.*	51	1,966

		80,608

Diversified Financial Services — 0.2%
AXA Equitable Holdings, Inc.	1,401	23,299
Banca Mediolanum SpA (Italy)	6,739	39,417
FirstRand Ltd. (South Africa)	10,726	48,800
GT Capital Holdings, Inc. (Philippines)	203	3,777
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2,900	13,912
Voya Financial, Inc.	329	13,206

		142,411

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	6,167	176,006
ATN International, Inc.	209	14,950
BT Group PLC (United Kingdom)	12,557	38,232
KT Corp. (South Korea)*	288	7,686
KT Corp. (South Korea), ADR*	2,105	29,933
Nippon Telegraph & Telephone Corp. (Japan)	3,100	126,299
Orange SA (France)	3,327	54,098

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Telefonica Deutschland Holding AG (Germany)	20,644	$81,081
Verizon Communications, Inc.	3,014	169,447

		697,732

Electric Utilities — 1.5%
American Electric Power Co., Inc.	120	8,969
Duke Energy Corp.	1,806	155,858
EDP - Energias do Brasil SA (Brazil)	10,767	40,976
Entergy Corp.	1,011	87,017
Evergy, Inc.	1,217	69,089
Iberdrola SA (Spain)	9,537	76,919
NextEra Energy, Inc.	1,584	275,331
PG&E Corp.*	1,212	28,785
PNM Resources, Inc.	421	17,299
Power Grid Corp. of India Ltd. (India)	3,015	8,575
Southern Co. (The)	2,546	111,820
Spark Energy, Inc. (Class A Stock)	1,087	8,076
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	1,329	8,092
Xcel Energy, Inc.	70	3,449

		900,255

Electrical Equipment — 0.5%
Energy Focus, Inc.*	5,086	3,147
Fujikura Ltd. (Japan)	1,200	4,747
Hubbell, Inc.	416	41,325
Idec Corp. (Japan)	300	5,107
Kendrion NV (Netherlands)	139	3,334
Legrand SA (France)	59	3,338
Mabuchi Motor Co. Ltd. (Japan)	200	6,123
Mitsubishi Electric Corp. (Japan)	8,600	94,798
nVent Electric PLC (United Kingdom)	489	10,983
Prysmian SpA (Italy)	1,684	32,722
Schneider Electric SE (France)	705	48,439
Sensata Technologies Holding PLC*	502	22,510
SGL Carbon SE (Germany)*	688	4,837
Teco Electric & Machinery Co. Ltd. (Taiwan)	4,000	2,270
Varta AG (Germany)*	229	6,548
Vicor Corp.*	94	3,552

		293,780

Electronic Equipment, Instruments & Components — 0.9%
AAC Technologies Holdings, Inc. (China)	1,000	5,795
Carel Industries SpA (Italy), 144A*	906	9,395
CDW Corp.	207	16,777
Cognex Corp.	454	17,556
Coherent, Inc.*	41	4,334
Corning, Inc.	3,482	105,191
Hangzhou Hikvision Digital Technology Co. Ltd. (China) (Class A Stock)	3,600	13,618
Hexagon AB (Sweden) (Class B Stock)	732	33,862
Horiba Ltd. (Japan)	100	4,061
Ibiden Co. Ltd. (Japan)	800	11,250
Keysight Technologies, Inc.*	1,262	78,345
LRAD Corp.*	3,978	10,025
Murata Manufacturing Co. Ltd. (Japan)	300	40,725
Nippon Ceramic Co. Ltd. (Japan)	200	4,271
Oxford Instruments PLC (United Kingdom)	685	7,957

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Renishaw PLC (United Kingdom)	136	$7,368
RF Industries Ltd.	575	4,175
Sensirion Holding AG (Switzerland), 144A*	117	5,071
Sinbon Electronics Co. Ltd. (Taiwan)	2,059	5,552
Sunny Optical Technology Group Co. Ltd. (China)	800	7,121
Taiwan Union Technology Corp. (Taiwan)	4,000	11,696
TE Connectivity Ltd.	1,106	83,647
Trimble, Inc.*	652	21,457
Zebra Technologies Corp. (Class A Stock)*	115	18,311

		527,560

Energy Equipment & Services — 0.3%
Baker Hughes a GE Co.	200	4,299
Computer Modelling Group Ltd. (Canada)	204	910
Dril-Quip, Inc.*	493	14,805
Ensco PLC (Class A Stock)	1,702	6,059
Halliburton Co.	102	2,711
Helix Energy Solutions Group, Inc.*	197	1,066
KLX Energy Services Holdings, Inc.*	267	6,261
McDermott International, Inc.*	590	3,859
Modec, Inc. (Japan)	300	6,200
Nabors Industries Ltd.	1,965	3,929
Oceaneering International, Inc.*	602	7,284
Oil States International, Inc.*	193	2,756
Saipem SpA (Italy)*	3,776	14,194
Schlumberger Ltd.	817	29,477
Superior Energy Services, Inc.*	1,280	4,288
Tecnicas Reunidas SA (Spain)	564	13,801
Tenaris SA (Luxembourg)	479	5,182
Tenaris SA (Luxembourg), ADR	245	5,223
Weatherford International PLC*	7,415	4,145
WorleyParsons Ltd. (Australia)	2,354	18,866

		155,315

Entertainment — 0.7%
Activision Blizzard, Inc.	238	11,084
Cineworld Group PLC (United Kingdom)	5,270	17,714
DeNA Co. Ltd. (Japan)	1,200	19,967
Electronic Arts, Inc.*	204	16,098
Live Nation Entertainment, Inc.*	228	11,229
Netflix, Inc.*	359	96,090
Pandora Media, Inc.*	987	7,985
Sea Ltd. (Thailand), ADR*	1,303	14,750
Twenty-First Century Fox, Inc. (Class A Stock)	1,056	50,815
Twenty-First Century Fox, Inc. (Class B Stock)	1,605	76,687
Ubisoft Entertainment SA (France)*	198	16,021
Walt Disney Co. (The)	720	78,947
World Wrestling Entertainment, Inc. (Class A Stock)	53	3,960

		421,347

Equity Real Estate Investment Trusts (REITs) — 3.0%
Acadia Realty Trust	918	21,812
Alexander & Baldwin, Inc.*	432	7,940
Alexandria Real Estate Equities, Inc.	196	22,587

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Allied Properties Real Estate Investment Trust (Canada)	187	$6,071
American Campus Communities, Inc.	728	30,132
American Homes 4 Rent (Class A Stock)	1,427	28,326
American Tower Corp.	548	86,688
AvalonBay Communities, Inc.	370	64,399
Boston Properties, Inc.	220	24,761
Camden Property Trust	610	53,711
Canadian Apartment Properties REIT (Canada)	304	9,865
CapitaLand Commercial Trust (Singapore)	4,200	5,387
CapitaLand Mall Trust (Singapore)	5,530	9,154
Charter Hall Retail REIT (Australia)	1,955	6,161
Concentradora Fibra Danhos SA de CV (Mexico)	6,940	8,179
CoreCivic, Inc.	857	15,280
Crown Castle International Corp.	1,127	122,426
CubeSmart	555	15,923
Derwent London PLC (United Kingdom)	291	10,601
Douglas Emmett, Inc.	1,167	39,830
Duke Realty Corp.	156	4,040
EastGroup Properties, Inc.	116	10,641
Equity Commonwealth	812	24,368
Equity LifeStyle Properties, Inc.	239	23,214
Equity Residential	1,459	96,309
Essex Property Trust, Inc.	183	44,873
Federal Realty Investment Trust	229	27,031
First Industrial Realty Trust, Inc.	202	5,830
Gecina SA (France)	160	20,743
Goodman Group (Australia)	1,085	8,114
Great Portland Estates PLC (United Kingdom)	3,585	30,147
Healthcare Realty Trust, Inc.	652	18,543
Highwoods Properties, Inc.	193	7,467
Hoshino Resorts REIT, Inc. (Japan)	3	14,218
Host Hotels & Resorts, Inc.	778	12,969
Hudson Pacific Properties, Inc., REIT	481	13,978
Inmobiliaria Colonial Socimi SA (Spain)	2,871	26,791
InnSuites Hospitality Trust	7,680	12,058
Investors Real Estate Trust	290	14,245
JBG SMITH Properties	523	18,206
Kilroy Realty Corp.	282	17,732
Kimco Realty Corp.	750	10,988
Macerich Co. (The)	765	33,109
MGM Growth Properties LLC (Class A Stock)	535	14,129
Mitsui Fudosan Logistics Park, Inc. (Japan)	5	14,120
Mori Hills REIT Investment Corp. (Japan)	3	3,777
National Storage REIT (Australia)	3,362	4,150
Nippon Accommodations Fund, Inc. (Japan)	3	14,500
Nippon Prologis REIT, Inc. (Japan)	3	6,340
Paramount Group, Inc.	2,253	28,298
Pebblebrook Hotel Trust	218	6,172
Prologis, Inc.	2,076	121,903
PS Business Parks, Inc.	64	8,384
Public Storage	280	56,675
Rayonier, Inc.	888	24,589
Regency Centers Corp.	528	30,983
RLJ Lodging Trust	1,182	19,385

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
RPT Realty	1,238	$14,794
Scentre Group (Australia)	4,969	13,631
Shaftesbury PLC (United Kingdom)	798	8,450
Simon Property Group, Inc.	369	61,988
SL Green Realty Corp.	508	40,173
Sunstone Hotel Investors, Inc.	1,369	17,811
Taubman Centers, Inc.	330	15,012
Terreno Realty Corp.	597	20,996
Unibail-Rodamco-Westfield (France)	69	10,718
UNITE Group PLC (The) (United Kingdom)	958	9,853
Urban Edge Properties	2,270	37,727
Ventas, Inc.	389	22,792
VEREIT, Inc.	570	4,076
Vornado Realty Trust	511	31,697
Weingarten Realty Investors	295	7,319
Weyerhaeuser Co.	1,541	33,686

		1,788,975

Food & Staples Retailing — 0.7%
Bid Corp. Ltd. (South Africa)	361	6,649
BIM Birlesik Magazalar A/S (Turkey)	559	9,176
Clicks Group Ltd. (South Africa)	406	5,404
Costco Wholesale Corp.	115	23,427
CP ALL PCL (Thailand)	29,500	62,421
Jeronimo Martins SGPS SA (Portugal)	3,368	39,939
Kroger Co. (The)	1,081	29,728
Kusuri no Aoki Holdings Co. Ltd. (Japan)	200	12,623
Majestic Wine PLC (United Kingdom)	1,139	3,592
President Chain Store Corp. (Taiwan)	1,000	10,099
PriceSmart, Inc.	130	7,683
Raia Drogasil SA (Brazil)	2,005	29,565
Rite Aid Corp.*	3,743	2,651
Seven & i Holdings Co. Ltd. (Japan)	2,000	86,913
Shoprite Holdings Ltd. (South Africa)	1,693	22,397
Sprouts Farmers Market, Inc.*	559	13,142
Wal-Mart de Mexico SAB de CV (Mexico)	7,500	19,075
Walmart, Inc.	481	44,805
X5 Retail Group NV (Russia), GDR	282	6,988
Zur Rose Group AG (Switzerland)*	88	8,067

		444,344

Food Products — 1.3%
Bakkavor Group PLC (United Kingdom), 144A	4,019	7,258
Bunge Ltd.	305	16,299
Cal-Maine Foods, Inc.	99	4,188
China Mengniu Dairy Co. Ltd. (China)*	17,000	52,639
Conagra Brands, Inc.	1,897	40,520
Edita Food Industries SAE (Egypt), GDR	432	1,771
Edita Food Industries SAE (Egypt), GDR, 144A	158	648
Ezaki Glico Co. Ltd. (Japan)	900	45,622
Flowers Foods, Inc.	634	11,710
Hain Celestial Group, Inc. (The)*	411	6,518
Ingredion, Inc.	174	15,904
Kraft Heinz Co. (The)	446	19,196
Mayora Indah Tbk PT (Indonesia)	26,000	4,743
McCormick & Co., Inc.(a)	200	27,848
Mondelez International, Inc. (Class A Stock)	1,709	68,411

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Nestle SA (Switzerland)	1,522	$123,779
Post Holdings, Inc.*	55	4,902
Sakata Seed Corp. (Japan)	200	6,115
Sanderson Farms, Inc.	59	5,858
TreeHouse Foods, Inc.*	176	8,925
Tyson Foods, Inc. (Class A Stock)	4,661	248,897
Uni-President Enterprises Corp. (Taiwan)	5,307	12,022
Universal Robina Corp. (Philippines)	5,170	12,501

		746,274

Gas Utilities — 0.3%
Atmos Energy Corp.	1,257	116,549
National Fuel Gas Co.	360	18,425
Naturgy Energy Group SA (Spain)	1,754	44,775
ONE Gas, Inc.	229	18,228

		197,977

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	242	17,504
Ambu A/S (Denmark) (Class B Stock)	964	23,206
AxoGen, Inc.*	168	3,432
Becton, Dickinson & Co.	1,838	414,138
BioMerieux (France)	36	2,372
Boston Scientific Corp.*	1,389	49,087
Cerus Corp.*	720	3,650
Cochlear Ltd. (Australia)	100	12,225
ConvaTec Group PLC (United Kingdom), 144A	12,729	22,581
Cooper Cos., Inc. (The)	215	54,718
Danaher Corp.	3,020	311,422
DexCom, Inc.*	164	19,647
Eiken Chemical Co. Ltd. (Japan)	200	4,369
Elekta AB (Sweden) (Class B Stock)	1,476	17,601
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,003	17,392
Getinge AB (Sweden) (Class B Stock)	3,848	34,775
Haemonetics Corp.*	86	8,604
Hologic, Inc.*	608	24,989
ICU Medical, Inc.*	34	7,807
Inogen, Inc.*	30	3,725
Insulet Corp.*	85	6,742
Intuitive Surgical, Inc.*	251	120,209
iRhythm Technologies, Inc.*	43	2,988
Koninklijke Philips NV (Netherlands)	1,335	47,328
LivaNova PLC (XNGS)*	543	49,668
Medtronic PLC	2,625	238,769
Neogen Corp.*	122	6,954
Nikkiso Co. Ltd. (Japan)	500	4,180
Osstem Implant Co. Ltd. (South Korea)*	182	8,730
Penumbra, Inc.*	48	5,866
Quidel Corp.*	88	4,296
Smith & Nephew PLC (United Kingdom)	3,102	58,028
STAAR Surgical Co.*	102	3,255
Stryker Corp.	1,676	262,713
Tactile Systems Technology, Inc.*	83	3,781
Tandem Diabetes Care, Inc.*	91	3,455
Teleflex, Inc.	102	26,365
Terumo Corp. (Japan)	400	22,583
West Pharmaceutical Services, Inc.	302	29,605

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Wright Medical Group NV*	600	$16,331
Zimmer Biomet Holdings, Inc.	417	43,251

		2,018,341

Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.*	338	8,690
Amedisys, Inc.*	41	4,802
Amplifon SpA (Italy)	1,249	20,185
Anthem, Inc.	666	174,912
Brookdale Senior Living, Inc.*	770	5,159
Centene Corp.*	270	31,131
Cigna Corp.(a)	1,386	263,229
Community Health Systems, Inc.*	1,183	3,336
CVS Health Corp.	2,202	144,275
Encompass Health Corp.	140	8,637
Fresenius SE & Co. KGaA (Germany)	624	30,441
Georgia Healthcare Group PLC (Georgia), 144A*	1,605	4,183
HCA Healthcare, Inc.	600	74,669
Healius Ltd. (Australia)	14,938	23,400
HealthEquity, Inc.*	80	4,771
Humana, Inc.	132	37,815
Integrated Diagnostics Holdings PLC (Egypt), 144A	1,564	6,506
Miraca Holdings, Inc. (Japan)	600	13,549
Molina Healthcare, Inc.*	33	3,835
Odontoprev SA (Brazil)	2,400	8,514
Quorum Health Corp.*	1,140	3,295
Terveystalo OYJ (Finland), 144A*	858	8,230
UnitedHealth Group, Inc.	1,965	489,521
WellCare Health Plans, Inc.*	126	29,747

		1,402,832

Health Care Technology — 0.1%
athenahealth, Inc.*	104	13,721
Teladoc Health, Inc.*	353	17,498
Veeva Systems, Inc. (Class A Stock)*	233	20,812

		52,031

Hotels, Restaurants & Leisure — 1.6%
Aramark	490	14,195
Bloomin’ Brands, Inc.	708	12,666
BTG Hotels Group Co. Ltd. (China) (Class A Stock)	7,800	18,140
Carnival Corp.	236	11,635
Denny’s Corp.*	1,194	19,355
Domino’s Pizza, Inc.	47	11,656
Eldorado Resorts, Inc.*	92	3,331
Hilton Grand Vacations, Inc.*	461	12,166
Hilton Worldwide Holdings, Inc.	1,118	80,272
HIS Co. Ltd. (Japan)	200	7,264
Huazhu Group Ltd. (China), ADR	484	13,857
Jack in the Box, Inc.	213	16,535
Las Vegas Sands Corp.	1,409	73,338
Marriott International, Inc. (Class A Stock)	918	99,658
McDonald’s Corp.	1,095	194,439
MGM Resorts International	2,238	54,294
Nathan’s Famous, Inc.	178	11,828
Norwegian Cruise Line Holdings Ltd.*	161	6,825

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Paddy Power Betfair PLC (Ireland)	112	$9,199
Planet Fitness, Inc. (Class A Stock)*	123	6,595
Playtech PLC (United Kingdom)	6,962	34,257
Restaurant Brands International, Inc. (Canada)	1,020	53,346
Round One Corp. (Japan)	600	6,129
Royal Caribbean Cruises Ltd.	287	28,066
Vail Resorts, Inc.	72	15,179
William Hill PLC (United Kingdom)	9,738	19,237
Wyndham Destinations, Inc.	301	10,788
Wyndham Hotels & Resorts, Inc.	309	14,019
Wynn Resorts Ltd.	30	2,967
Yum! Brands, Inc.	1,025	94,218

		955,454

Household Durables — 0.3%
Cairn Homes PLC (Ireland)*	5,917	7,263
Century Communities, Inc.*	701	12,099
Fujitsu General Ltd. (Japan)	2,700	34,563
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)*	4,800	24,966
Haier Electronics Group Co. Ltd. (Hong Kong)*	5,000	12,291
MDC Holdings, Inc.	587	16,501
Midea Group Co. Ltd. (China) (Class A Stock)	400	2,162
NVR, Inc.*	7	17,059
Skyline Champion Corp.	284	4,172
Suofeiya Home Collection Co. Ltd. (China) (Class A Stock)	4,300	10,499
Tempur Sealy International, Inc.*	250	10,350
Zojirushi Corp. (Japan)	300	2,622

		154,547

Household Products — 0.6%
Colgate-Palmolive Co.	183	10,892
Essity AB (Sweden) (Class B Stock)	4,173	102,752
Kimberly-Clark Corp.	1,424	162,251
Opple Lighting Co. Ltd. (China) (Class A Stock)	2,630	10,691
Procter & Gamble Co. (The)	542	49,821
Reckitt Benckiser Group PLC (United Kingdom)	285	21,869

		358,276

Independent Power & Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	38,000	25,856
Electric Power Development Co. Ltd. (Japan)	400	9,474
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	22,000	5,858
NTPC Ltd. (India)	33,196	70,848
Vistra Energy Corp.*(a)	1,017	23,279

		135,315

Industrial Conglomerates — 1.4%
Carlisle Cos., Inc.	17	1,709
CK Hutchison Holdings Ltd. (Hong Kong)	7,868	75,521
DCC PLC (United Kingdom)	185	14,139

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
Fosun International Ltd. (China)	16,000	$23,223
General Electric Co.	13,967	105,730
Honeywell International, Inc.	1,622	214,299
Jardine Matheson Holdings Ltd. (Hong Kong)	1,200	83,402
Roper Technologies, Inc.	695	185,231
Siemens AG (Germany)	590	66,028
SM Investments Corp. (Philippines)	2,457	42,948
Smiths Group PLC (United Kingdom)	1,926	33,535

		845,765

Insurance — 3.0%
AIA Group Ltd. (Hong Kong)	30,400	252,075
Allianz SE (Germany)	393	79,174
American International Group, Inc.	2,712	106,880
Aon PLC	444	64,540
Arch Capital Group Ltd.*	918	24,529
BB Seguridade Participacoes SA (Brazil)	2,229	15,867
Chubb Ltd.	1,436	185,502
CNA Financial Corp.	547	24,150
CNO Financial Group, Inc.	835	12,425
Direct Line Insurance Group PLC (United Kingdom)	10,713	43,444
Fidelity National Financial, Inc.	164	5,156
First American Financial Corp.	466	20,802
Japan Post Holdings Co. Ltd. (Japan)	4,400	50,710
Korean Reinsurance Co. (South Korea)*	443	3,437
Markel Corp.*	28	29,065
Marsh & McLennan Cos., Inc.	2,197	175,211
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	290	63,466
Old Republic International Corp.	900	18,513
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	3,500	30,933
Progressive Corp. (The)	807	48,686
Prudential PLC (United Kingdom)	5,014	89,806
RenaissanceRe Holdings Ltd. (Bermuda)	144	19,253
Sampo OYJ (Finland) (Class A Stock)	1,153	51,029
Sanlam Ltd. (South Africa)	4,935	27,316
Sompo Holdings, Inc. (Japan)	1,100	37,261
Steadfast Group Ltd. (Australia)	4,326	8,363
Suncorp Group Ltd. (Australia)	4,257	37,800
Unico American Corp.*	1,387	8,807
Willis Towers Watson PLC	1,108	168,261
Zurich Insurance Group AG (Switzerland)	314	93,944

		1,796,405

Interactive Media & Services — 2.5%
58.com, Inc. (China), ADR*	368	19,949
Alphabet, Inc. (Class A Stock)*	94	98,226
Alphabet, Inc. (Class C Stock)*	374	387,318
Baidu, Inc. (China), ADR*	166	26,328
Facebook, Inc. (Class A Stock)*	2,888	378,588
IAC/InterActiveCorp*	94	17,206
Kakaku.com, Inc. (Japan)	300	5,289
Mail.Ru Group Ltd. (Russia), GDR*	1,281	30,052
Match Group, Inc.	66	2,823
NAVER Corp. (South Korea)*	703	76,675
Scout24 AG (Germany), 144A	986	45,548

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (continued)
Tencent Holdings Ltd. (China)	8,300	$332,217
Tencent Holdings Ltd. (China), ADR	279	11,012
Wise Talent Information Technology Co. Ltd. (China)*	3,800	14,062
Yahoo Japan Corp. (Japan)	9,700	24,181
Yandex NV (Russia) (Class A Stock)*	319	8,725
YY, Inc. (China), ADR*	250	14,965
Zillow Group, Inc. (Class A Stock)*	257	8,078
Zillow Group, Inc. (Class C Stock)*	308	9,727

		1,510,969

Internet & Direct Marketing Retail — 2.6%
Alibaba Group Holding Ltd. (China), ADR*	2,627	360,083
Amazon.com, Inc.*	489	734,463
ASOS PLC (United Kingdom)*	143	4,159
Baozun, Inc. (China), ADR*	199	5,813
Booking Holdings, Inc.*	137	235,972
Ctrip.com International Ltd. (China), ADR*	1,176	31,823
Etsy, Inc.*	135	6,422
Farfetch Ltd. (United Kingdom) (Class A Stock)*	573	10,148
GrubHub, Inc.*	143	10,984
Just Eat PLC (United Kingdom)*	1,855	13,899
MercadoLibre, Inc. (Argentina)*	118	34,556
Mercari, Inc. (Japan)*	100	1,652
Ocado Group PLC (United Kingdom)*	999	10,062
Qurate Retail, Inc.*	982	19,169
Rakuten, Inc. (Japan)*	1,900	12,730
Shop Apotheke Europe NV (Netherlands), 144A*	141	6,096
Takeaway.com NV (Netherlands), 144A*	329	22,202
Wayfair, Inc. (Class A Stock)*	64	5,765
Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	100	1,164
Zalando SE (Germany), 144A*	827	21,350

		1,548,512

IT Services — 3.2%
Accenture PLC (Class A Stock)	703	99,130
Amadeus IT Group SA (Spain)	1,051	73,376
Automatic Data Processing, Inc.	393	51,530
Black Knight, Inc.*	657	29,604
Booz Allen Hamilton Holding Corp.	812	36,597
CoreLogic, Inc.*	245	8,188
CSG Systems International, Inc.	471	14,964
EPAM Systems, Inc.*	391	45,360
Euronet Worldwide, Inc.*	110	11,262
Fidelity National Information Services, Inc.	1,381	141,622
First Data Corp. (Class A Stock)*	618	10,450
First Derivatives PLC (United Kingdom)	413	11,192
Fiserv, Inc.*	805	59,159
FleetCor Technologies, Inc.*	255	47,359
Fujitsu Ltd. (Japan)	600	37,362
Global Payments, Inc.	604	62,291
GoDaddy, Inc. (Class A Stock)*	178	11,680
Hexaware Technologies Ltd. (India)	1,921	9,130
Indra Sistemas SA (Spain)*	2,542	23,981
Infosys Ltd. (India)	900	8,503
Keywords Studios PLC (Ireland)	603	8,234

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Leidos Holdings, Inc.	208	$10,966
LiveRamp Holdings, Inc.*	158	6,104
Mastercard, Inc. (Class A Stock)	1,514	285,616
NEXTDC Ltd. (Australia)*	1,787	7,705
Okta, Inc.*	104	6,635
PayPal Holdings, Inc.*	1,738	146,148
Shopify, Inc. (Canada) (Class A Stock)*	156	21,573
Square, Inc. (Class A Stock)*	155	8,694
StoneCo Ltd. (Brazil) (Class A Stock)*	1,384	25,521
TravelSky Technology Ltd. (China) (Class H Stock)	5,000	12,832
Twilio, Inc. (Class A Stock)*	88	7,858
Visa, Inc. (Class A Stock)	3,427	452,158
WEX, Inc.*	148	20,729
Wirecard AG (Germany)	318	48,881
Wix.com Ltd. (Israel)*	147	13,280
Worldpay, Inc. (Class A Stock)*	731	55,870

		1,931,544

Leisure Products — 0.2%
American Outdoor Brands Corp.*	567	7,292
Brunswick Corp.	374	17,372
Polaris Industries, Inc.	199	15,259
Sega Sammy Holdings, Inc. (Japan)	1,800	25,211
Spin Master Corp. (Canada), 144A*	550	15,466
Thule Group AB (Sweden), 144A	493	9,051

		89,651

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	1,537	103,686
Charles River Laboratories International, Inc.*	169	19,127
Eurofins Scientific SE (Luxembourg)	28	10,471
Illumina, Inc.*	21	6,299
Lonza Group AG (Switzerland)*	139	36,278
PRA Health Sciences, Inc.*	60	5,518
Syneos Health, Inc.*	257	10,113
Tecan Group AG (Switzerland)	84	16,325
Thermo Fisher Scientific, Inc.	1,313	293,836

		501,653

Machinery — 1.1%
Aalberts Industries NV (Netherlands)	219	7,294
AGCO Corp.	43	2,394
Aida Engineering Ltd. (Japan)	700	4,570
Aumann AG (Germany), 144A	101	3,420
Colfax Corp.*	536	11,202
Escorts Ltd. (India)	858	8,665
Flowserve Corp.	80	3,042
Fortive Corp.	1,338	90,529
Fujitec Co. Ltd. (Japan)	900	9,650
GEA Group AG (Germany)	1,161	30,104
Gima TT SpA (Italy), 144A	417	3,133
Graco, Inc.	753	31,513
Hoshizaki Corp. (Japan)	300	18,242
Illinois Tool Works, Inc.	718	90,963
Knorr-Bremse AG (Germany)*	219	19,842
Konecranes OYJ (Finland)	218	6,612
Lincoln Electric Holdings, Inc.	288	22,709

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Lonking Holdings Ltd. (China)	24,000	$6,224
Manitex International, Inc.*	901	5,118
METAWATER Co. Ltd. (Japan)	200	5,341
Middleby Corp. (The)*(a)	190	19,519
Miura Co. Ltd. (Japan)	200	4,548
Mueller Water Products, Inc. (Class A Stock)	265	2,412
Norma Group SE (Germany)	202	10,026
Obara Group, Inc. (Japan)	200	7,118
Oshkosh Corp.	262	16,063
PACCAR, Inc.	1,071	61,197
Pentair PLC (United Kingdom)	116	4,382
Piovan SpA (Italy), 144A*	579	5,278
Rotork PLC (United Kingdom)	2,135	6,742
Sandvik AB (Sweden)	256	3,686
SG Blocks, Inc.*	1,408	3,745
Spirax-Sarco Engineering PLC (United Kingdom)	103	8,204
Stanley Black & Decker, Inc.	227	27,181
Toro Co. (The)	83	4,638
Trinity Industries, Inc.	590	12,148
WABCO Holdings, Inc.*	188	20,180
Wabtec Corp.(a)	263	18,476
Wartsila OYJ Abp (Finland)	427	6,804
Xylem, Inc.	103	6,872

		629,786

Marine — 0.1%
Kirby Corp.*	293	19,736
SITC International Holdings Co. Ltd. (China)	12,000	11,296

		31,032

Media — 1.1%
A.H. Belo Corp. (Class A Stock)	2,814	9,483
Altice USA, Inc. (Class A Stock)	645	10,655
Ascential PLC (United Kingdom)	5,478	26,397
Cable One, Inc.	35	28,704
Comcast Corp. (Class A Stock)	4,059	138,209
Criteo SA (France), ADR*	750	17,039
DISH Network Corp. (Class A Stock)*	419	10,462
Dish TV India Ltd. (India)	6,720	3,668
Ebiquity PLC (United Kingdom)	1,631	1,351
Eutelsat Communications SA (France)	727	14,352
Liberty Broadband Corp. (Class A Stock)*	147	10,556
Liberty Broadband Corp. (Class C Stock)*	309	22,257
Liberty Global PLC (United Kingdom) (Class A Stock)*	1,134	24,200
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,085	22,394
Liberty Latin America Ltd. (Chile) (Class A Stock)*	378	5,473
Liberty Latin America Ltd. (Chile) (Class C Stock)*	1,907	27,785
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	391	14,389
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	548	20,265
Naspers Ltd. (South Africa) (Class N Stock)	672	134,440
Omnicom Group, Inc.	226	16,552

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Media (continued)
oOh!media Ltd. (Australia)	2,457	$5,902
Publicis Groupe SA (France)	604	34,654
Sirius XM Holdings, Inc.(a)	2,247	12,830
TuanChe Ltd. (China), ADR*	124	837
WPP PLC (United Kingdom)	2,464	26,665
YouGov PLC (United Kingdom)	1,800	9,072

		648,591

Metals & Mining — 2.4%
Acerinox SA (Spain)	582	5,787
Alamos Gold, Inc. (Canada) (Class A Stock)	700	2,518
Alcoa Corp.*	215	5,715
Alumina Ltd. (Australia)	7,970	12,890
Anglo American PLC (South Africa)	1,616	36,114
Antofagasta PLC (Chile)	3,608	36,105
APERAM SA (Luxembourg)	136	3,602
ArcelorMittal (Luxembourg)	703	14,773
Aurubis AG (Germany)	135	6,720
B2Gold Corp. (Canada)*	4,238	12,386
Barrick Gold Corp. (Canada)	2,045	27,607
BHP Group Ltd. (Australia)	6,889	165,477
BlueScope Steel Ltd. (Australia)	875	6,732
Boliden AB (Sweden)	1,232	26,818
Centamin PLC (Egypt)	14,138	19,644
Centerra Gold, Inc. (Canada)*	430	1,846
Cleveland-Cliffs, Inc.*	315	2,422
Coeur Mining, Inc.*	782	3,496
Detour Gold Corp. (Canada)*	309	2,610
Dundee Precious Metals, Inc. (Canada)*	900	2,373
Evolution Mining Ltd. (Australia)	11,891	30,622
First Majestic Silver Corp. (Canada)*	701	4,118
First Quantum Minerals Ltd. (Zambia)	918	7,424
Fortescue Metals Group Ltd. (Australia)	4,494	13,255
Fortuna Silver Mines, Inc. (Canada)*	2,886	10,570
Franco-Nevada Corp. (Canada)	1,690	118,505
Freeport-McMoRan, Inc.	1,310	13,506
Fresnillo PLC (Mexico)	224	2,464
Glencore PLC (Switzerland)*	13,629	50,698
Gold Resource Corp.	1,192	4,767
Guyana Goldfields, Inc. (Canada)*	1,000	1,172
Highland Gold Mining Ltd. (Russia)	1,232	2,228
Hindustan Zinc Ltd. (India)	1,481	5,909
Hitachi Metals Ltd. (Japan)	3,900	40,700
Hudbay Minerals, Inc. (Canada)	488	2,309
Independence Group NL (Australia)	3,258	8,763
JFE Holdings, Inc. (Japan)	1,100	17,406
KAZ Minerals PLC (Kazakhstan)	593	4,036
Kirkland Lake Gold Ltd. (Canada)	1,709	44,565
Labrador Iron Ore Royalty Corp. (Canada)	183	3,249
Lucara Diamond Corp. (Canada)	2,851	3,091
Lundin Mining Corp. (Chile)	2,869	11,853
Mitsui Mining & Smelting Co. Ltd. (Japan)	900	18,580
New Gold, Inc. (Canada)*	1,093	827
Nippon Steel & Sumitomo Metal Corp. (Japan)	800	13,723
NMDC Ltd. (India)	3,640	5,049
Norsk Hydro ASA (Norway)	2,120	9,657
Northern Star Resources Ltd. (Australia)	6,272	40,988
Nucor Corp.	436	22,589

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Osisko Gold Royalties Ltd. (Canada)	572	$5,015
OZ Minerals Ltd. (Australia)	1,166	7,227
Petra Diamonds Ltd. (South Africa)*	7,813	3,761
POSCO (South Korea)	123	26,830
Randgold Resources Ltd. (United Kingdom)	654	54,583
Regis Resources Ltd. (Australia)	3,904	13,316
Reliance Steel & Aluminum Co.	418	29,749
Rio Tinto PLC (Australia)	1,832	87,506
Royal Gold, Inc.	165	14,132
Salzgitter AG (Germany)	120	3,532
Sandfire Resources NL (Australia)	663	3,117
Saracen Mineral Holdings Ltd. (Australia)*	11,761	24,258
SEMAFO, Inc. (Canada)*	2,318	5,009
Silvercorp Metals, Inc. (Canada)	600	1,253
South32 Ltd. (Australia)	42,595	100,406
Southern Copper Corp. (Peru)	500	15,385
SSAB AB (Sweden) (Class A Stock)	1,759	6,083
Steel Dynamics, Inc.	744	22,350
Sumitomo Metal Mining Co. Ltd. (Japan)	1,100	29,435
Teck Resources Ltd. (Canada) (Class B Stock)	1,083	23,328
Ternium SA (Luxembourg), ADR	210	5,691
Topy Industries Ltd. (Japan)	200	4,087
United States Steel Corp.	187	3,411
Vale SA (Brazil)	2,235	29,410
voestalpine AG (Austria)	144	4,330
Western Areas Ltd. (Australia)	2,161	3,043
Worthington Industries, Inc.	133	4,634

		1,439,139

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	1,385	24,293
Annaly Capital Management, Inc.(a)	3,425	33,634
Apollo Commercial Real Estate Finance, Inc.	1,338	22,291
Cherry Hill Mortgage Investment Corp.	917	16,084
Ellington Residential Mortgage REIT	1,444	14,772
Ready Capital Corp.	1,019	14,093
Two Harbors Investment Corp.	1,298	16,666

		141,833

Multiline Retail — 0.5%
Dollar General Corp.	1,306	141,152
Dollar Tree, Inc.*	881	79,572
Lojas Renner SA (Brazil)	3,710	40,587
Next PLC (United Kingdom)	599	30,497
SACI Falabella (Chile)	1,558	11,426

		303,234

Multi-Utilities — 0.7%
CMS Energy Corp.	150	7,448
DTE Energy Co.	287	31,656
Engie SA (France)	3,965	56,954
NiSource, Inc.	2,433	61,677
Sempra Energy(a)	2,223	240,506

		398,241

Oil, Gas & Consumable Fuels — 3.2%
Arch Coal, Inc. (Class A Stock)	119	9,876
BP PLC (United Kingdom)	3,339	21,142

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
BP PLC (United Kingdom), ADR(a)	3,687	$139,811
Cabot Oil & Gas Corp.	1,683	37,615
Cairn Energy PLC (United Kingdom)*	1,703	3,267
California Resources Corp.*	137	2,334
Cameco Corp. (Canada)	932	10,568
Canadian Natural Resources Ltd. (Canada) (NYSE)	140	3,378
Canadian Natural Resources Ltd. (Canada) (TSX)	1,657	39,981
Centennial Resource Development, Inc. (Class A Stock)*	493	5,433
Cheniere Energy, Inc.*	18	1,065
Chesapeake Energy Corp.*	2,115	4,442
Chevron Corp.	190	20,670
CNOOC Ltd. (China)	18,000	27,691
Concho Resources, Inc.*	674	69,280
ConocoPhillips	620	38,657
Continental Resources, Inc.*	164	6,591
Crew Energy, Inc. (Canada)*	151	95
Denbury Resources, Inc.*	1,555	2,659
Diamondback Energy, Inc.	163	15,150
Enbridge, Inc. (Canada)	171	5,315
Encana Corp. (Canada)	590	3,410
EOG Resources, Inc.	1,365	119,042
Exxon Mobil Corp.	1,535	104,672
Galp Energia SGPS SA (Portugal) (Class B Stock)	5,042	79,841
Gulfport Energy Corp.*	730	4,782
Inpex Corp. (Japan)	2,600	23,207
Jagged Peak Energy, Inc.*	342	3,119
Kelt Exploration Ltd. (Canada)*	470	1,597
Koninklijke Vopak NV (Netherlands)	153	6,967
Kosmos Energy Ltd. (Ghana)*	2,708	11,022
Lundin Petroleum AB (Sweden)	185	4,638
Magnolia Oil & Gas Corp.*	316	3,542
Marathon Petroleum Corp.	125	7,376
Murphy Oil Corp.	395	9,239
Noble Energy, Inc.	139	2,608
Occidental Petroleum Corp.	2,445	150,074
Parsley Energy, Inc. (Class A Stock)*	554	8,853
PDC Energy, Inc.*	222	6,607
Penn Virginia Corp.*	98	5,298
Petronet LNG Ltd. (India)	7,346	23,562
Phillips 66	71	6,117
Pioneer Natural Resources Co.	42	5,524
Plains GP Holdings LP (Class A Stock)*	258	5,186
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	3,803	113,577
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	4,898	39,968
SM Energy Co.	332	5,139
Suncor Energy, Inc. (Canada)	204	5,706
Targa Resources Corp.	406	14,624
Torchlight Energy Resources, Inc.*	8,325	4,698
TOTAL SA (France)	3,475	183,890
TOTAL SA (France), ADR(a)	3,109	162,228
TransAtlantic Petroleum Ltd.*	3,994	4,154
TransCanada Corp. (Canada) (NYSE)	6,204	221,483
TransCanada Corp. (Canada) (TSX)	1,030	36,780

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Tullow Oil PLC (Ghana)*	875	$2,013
Valero Energy Corp.	208	15,594
World Fuel Services Corp.	331	7,087
WPX Energy, Inc.*	1,149	13,041

		1,891,285

Paper & Forest Products — 0.0%
Daio Paper Corp. (Japan)	400	4,611
Louisiana-Pacific Corp.	463	10,288
Mercer International, Inc. (Canada)	421	4,395
Mondi PLC (United Kingdom)	166	3,466
Quintis Ltd. (Australia)*^	4,025	—
Suzano Papel e Celulose SA (Brazil)	400	3,930
Verso Corp. (Class A Stock)*	118	2,643

		29,333

Personal Products — 0.2%
AMOREPACIFIC Group (South Korea)	45	2,926
Hengan International Group Co. Ltd. (China)	2,500	18,016
LG Household & Health Care Ltd. (South Korea)	79	77,990
Medifast, Inc.	30	3,751
Nu Skin Enterprises, Inc. (Class A Stock)	175	10,733
USANA Health Sciences, Inc.*	43	5,062

		118,478

Pharmaceuticals — 3.5%
Aerie Pharmaceuticals, Inc.*	50	1,805
Akorn, Inc.*	461	1,563
Astellas Pharma, Inc. (Japan)	4,000	51,232
AstraZeneca PLC (United Kingdom), ADR	2,629	99,849
Bayer AG (Germany)	2,021	141,493
Catalent, Inc.*	209	6,517
Chugai Pharmaceutical Co. Ltd. (Japan)	600	34,861
Corcept Therapeutics, Inc.*	212	2,832
CSPC Pharmaceutical Group Ltd. (China)	4,000	5,701
Daiichi Sankyo Co. Ltd. (Japan)	100	3,194
Durect Corp.*	4,983	2,407
Elanco Animal Health, Inc.*	62	1,955
Eli Lilly & Co.	774	89,567
Endo International PLC*	227	1,657
GlaxoSmithKline PLC (United Kingdom), ADR	2,686	102,632
Horizon Pharma PLC*	640	12,506
Johnson & Johnson	595	76,785
Laboratorios Farmaceuticos Rovi SA (Spain)	532	10,633
Merck & Co., Inc.	3,458	264,226
Merck KGaA (Germany)	388	40,146
MyoKardia, Inc.*	45	2,199
Novartis AG (Switzerland)	1,407	120,729
Perrigo Co. PLC	128	4,959
Pfizer, Inc.	12,664	552,784
Reata Pharmaceuticals, Inc. (Class A Stock)*	42	2,356
Roche Holding AG (Switzerland)	582	144,809
Sanofi (France)	1,270	110,154
Supernus Pharmaceuticals, Inc.*	100	3,322

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	3,000	$101,718
Torrent Pharmaceuticals Ltd. (India)	390	9,881
Zoetis, Inc.	805	68,860
Zogenix, Inc.*	80	2,917

		2,076,249

Professional Services — 0.5%
ALS Ltd. (Australia)	3,239	15,435
CBIZ, Inc.*	874	17,218
CoStar Group, Inc.*	82	27,662
DKSH Holding AG (Switzerland)	205	14,217
en-japan, Inc. (Japan)	400	12,412
Equifax, Inc.	699	65,098
IHS Markit Ltd.*	18	863
Insperity, Inc.	72	6,722
Intertrust NV (Netherlands), 144A	518	8,716
Korn/Ferry International	131	5,180
ManpowerGroup, Inc.	192	12,442
Nielsen Holdings PLC	2,393	55,829
Outsourcing, Inc. (Japan)	200	1,921
Persol Holdings Co. Ltd. (Japan)	2,100	31,154
TeamLease Services Ltd. (India)*	216	8,865
TransUnion	359	20,391
UT Group Co. Ltd. (Japan)*	100	1,708

		305,833

Real Estate Management & Development — 0.6%
ADO Properties SA (Germany), 144A	285	14,904
Aedas Homes SAU (Spain), 144A*	462	11,798
Altus Group Ltd. (Canada)	445	7,715
BR Malls Participacoes SA (Brazil)	1,554	5,240
China Overseas Land & Investment Ltd. (China)	10,000	34,354
Emaar Malls PJSC (United Arab Emirates)	5,128	2,496
Emaar Properties PJSC (United Arab Emirates)	11,837	13,308
Hang Lung Properties Ltd. (Hong Kong)	4,000	7,622
Heiwa Real Estate Co. Ltd. (Japan)	400	6,346
Hongkong Land Holdings Ltd. (Hong Kong)	7,700	48,479
Hufvudstaden AB (Sweden) (Class A Stock)	726	11,234
Hysan Development Co. Ltd. (Hong Kong)	2,000	9,490
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,350	14,490
Instone Real Estate Group AG (Germany), 144A*	510	9,747
Jones Lang LaSalle, Inc.	173	21,902
Kojamo OYJ (Finland)*	669	6,225
Mitsubishi Estate Co. Ltd. (Japan)	1,000	15,726
Mitsui Fudosan Co. Ltd. (Japan)	800	17,653
Multiplan Empreendimentos Imobiliarios SA (Brazil)	774	4,855
PSP Swiss Property AG (Switzerland)	578	57,085
Realogy Holdings Corp.	707	10,379
Shurgard Self Storage SA (Belgium)*	170	4,742
Sun Hung Kai Properties Ltd. (Hong Kong)	1,500	21,383

		357,173

COMMON STOCKS (continued)	Shares	Value
Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada) (NYSE)	82	$14,565
Canadian Pacific Railway Ltd. (Canada) (TSX)	192	34,068
CSX Corp.	398	24,728
Hertz Global Holdings, Inc.*	338	4,614
J.B. Hunt Transport Services, Inc.	330	30,703
Kansas City Southern	545	52,020
Norfolk Southern Corp.	33	4,935
Old Dominion Freight Line, Inc.	102	12,596
PAM Transportation Services, Inc.*	126	4,966
Union Pacific Corp.	472	65,245

		248,440

Semiconductors & Semiconductor Equipment — 2.0%
AIXTRON SE (Germany)*	2,079	20,221
ams AG (Austria)*	222	5,347
ASML Holding NV (Netherlands)	351	55,385
Broadcom, Inc.	93	23,648
Cree, Inc.*	326	13,945
Cypress Semiconductor Corp.	833	10,596
DB HiTek Co. Ltd. (South Korea)*	736	7,162
Disco Corp. (Japan)	100	11,571
Infineon Technologies AG (Germany)	763	15,277
Integrated Device Technology, Inc.*	574	27,799
IQE PLC (United Kingdom)*	16,693	13,892
Lam Research Corp.	9	1,226
LEENO Industrial, Inc. (South Korea)	104	4,370
Marvell Technology Group Ltd.	1,434	23,216
Maxim Integrated Products, Inc.	1,415	71,953
Microchip Technology, Inc.(a)	501	36,032
Micron Technology, Inc.*	76	2,411
MKS Instruments, Inc.	112	7,236
Monolithic Power Systems, Inc.	142	16,508
Nanya Technology Corp. (Taiwan)	2,000	3,599
NVIDIA Corp.	195	26,033
NXP Semiconductors NV (Netherlands)	1,899	139,159
QUALCOMM, Inc.	1,351	76,885
QuickLogic Corp.*	6,901	5,065
Renesas Electronics Corp. (Japan)*	2,900	13,100
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	35,000	256,389
Teradyne, Inc.	268	8,410
Texas Instruments, Inc.	2,770	261,765
Universal Display Corp.	57	5,333
Xilinx, Inc.	134	11,413

		1,174,946

Software — 3.5%
2U, Inc.*	100	4,972
Aspen Technology, Inc.*	23	1,890
CDK Global, Inc.	509	24,371
Ceridian HCM Holding, Inc.*	490	16,900
Cornerstone OnDemand, Inc.*	257	12,961
Cyient Ltd. (India)	1,100	9,781
Descartes Systems Group, Inc. (The) (Canada)*	300	7,918
Douzone Bizon Co. Ltd. (South Korea)*	188	8,723
Ellie Mae, Inc.*	194	12,189

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Globant SA (Argentina)*	300	$16,895
Guidewire Software, Inc.*	233	18,694
HubSpot, Inc.*	40	5,029
Intuit, Inc.	512	100,787
LogMeIn, Inc.	62	5,057
Microsoft Corp.	10,105	1,026,365
Netcompany Group A/S (Denmark), 144A*	235	7,945
New Relic, Inc.*	61	4,939
Nutanix, Inc. (Class A Stock)*	91	3,785
Paycom Software, Inc.*	58	7,102
Pivotal Software, Inc. (Class A Stock)*	644	10,529
PTC, Inc.*(a)	269	22,300
Red Hat, Inc.*	64	11,241
RingCentral, Inc. (Class A Stock)*	90	7,420
salesforce.com, Inc.*	996	136,422
ServiceNow, Inc.*	799	142,262
Sophos Group PLC (United Kingdom), 144A	1,916	9,273
Splunk, Inc.*	800	83,880
SS&C Technologies Holdings, Inc.	652	29,412
Symantec Corp.	2,305	43,553
Synopsys, Inc.*	692	58,294
Tableau Software, Inc. (Class A Stock)*	272	32,640
Trade Desk, Inc. (The) (Class A Stock)*	39	4,526
VMware, Inc. (Class A Stock)	512	70,211
WANdisco PLC (United Kingdom)*	704	4,325
Workday, Inc. (Class A Stock)*	640	102,195
Zendesk, Inc.*	127	7,413

		2,072,199

Specialty Retail — 0.7%
American Eagle Outfitters, Inc.	265	5,122
Burlington Stores, Inc.*	196	31,883
CarMax, Inc.*	195	12,232
Carvana Co.*	65	2,126
Chow Sang Sang Holdings International Ltd. (Hong Kong)	3,000	4,441
Dick’s Sporting Goods, Inc.	280	8,735
Dixons Carphone PLC (United Kingdom)	12,975	19,879
Dufry AG (Switzerland)*	87	8,253
Five Below, Inc.*	77	7,879
GrandVision NV (Netherlands), 144A	516	11,309
Home Depot, Inc. (The)	381	65,463
Michaels Cos., Inc. (The)*	733	9,925
Mr. Price Group Ltd. (South Africa)	243	4,151
RH*	27	3,235
Ross Stores, Inc.	2,048	170,394
SMCP SA (France), 144A*	763	11,791
Tractor Supply Co.	270	22,529
Ulta Beauty, Inc.*	9	2,204
Vivo Energy PLC (Morocco), 144A	3,271	5,218
VT Holdings Co. Ltd. (Japan)	1,200	4,472
Yellow Hat Ltd. (Japan)	300	7,161

		418,402

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	1,229	193,862
Catcher Technology Co. Ltd. (Taiwan)	1,000	7,311
Dell Technologies, Inc. (Class C Stock)*	258	12,608
NCR Corp.*	507	11,702

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (South Korea)	5,729	$198,475
Xaar PLC (United Kingdom)	1,527	2,832

		426,790

Textiles, Apparel & Luxury Goods — 0.3%
Asics Corp. (Japan)	2,100	26,770
Brunello Cucinelli SpA (Italy)	195	6,735
Burberry Group PLC (United Kingdom)	1,151	25,480
Canada Goose Holdings, Inc. (Canada)*	160	6,995
Carter’s, Inc.	186	15,181
Forward Industries, Inc.*	6,879	8,943
Hugo Boss AG (Germany)	164	10,121
Lululemon Athletica, Inc.*	184	22,376
Luthai Textile Co. Ltd. (China) (Class B Stock)	6,300	7,449
NIKE, Inc. (Class B Stock)	386	28,618
Skechers U.S.A., Inc. (Class A Stock)*	392	8,973
Ted Baker PLC (United Kingdom)	394	7,788

		175,429

Thrifts & Mortgage Finance — 0.3%
Home Federal Bancorp Inc.	506	14,907
Housing Development Finance Corp. Ltd. (India)	4,570	128,906
MGIC Investment Corp.*	1,309	13,692
Waterstone Financial, Inc.	1,511	25,324

		182,829

Tobacco — 0.7%
Altria Group, Inc.	627	30,968
British American Tobacco PLC (United Kingdom)	4,149	132,678
Japan Tobacco, Inc. (Japan)	3,300	78,547
Philip Morris International, Inc.	2,380	158,889

		401,082

Trading Companies & Distributors — 0.2%
Ahlsell AB (Sweden), 144A	1,372	8,072
Beacon Roofing Supply, Inc.*	40	1,269
Brenntag AG (Germany)	142	6,162
Hanwa Co. Ltd. (Japan)	400	10,269
HD Supply Holdings, Inc.*	120	4,502
Herc Holdings, Inc.*	230	5,978
Huttig Building Products, Inc.*	2,289	4,120
IMCD NV (Netherlands)	193	12,400
NOW, Inc.*	709	8,253
SiteOne Landscape Supply, Inc.*	91	5,030
Sumitomo Corp. (Japan)	3,700	52,484
Travis Perkins PLC (United Kingdom)	804	10,969
Watsco, Inc.	139	19,340

		148,848

Transportation Infrastructure — 0.0%
Airports of Thailand PCL (Thailand)	5,700	11,252
DP World Ltd. (United Arab Emirates)	393	6,692
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	41	6,175

		24,119

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.2%
American States Water Co.	421	$28,224
American Water Works Co., Inc.(a)	480	43,570
California Water Service Group	628	29,930

		101,724

Wireless Telecommunication Services — 0.4%
Sarana Menara Nusantara Tbk PT (Indonesia)	498,500	23,979
Shenandoah Telecommunications Co.	463	20,488
Softbank Corp. (Japan)*	5,000	61,950
T-Mobile US, Inc.*	1,027	65,327
Vodafone Group PLC (United Kingdom)	19,264	37,715

		209,459

TOTAL COMMON STOCKS (cost $43,226,555)		43,074,442

PREFERRED STOCKS — 0.4%
Banks — 0.2%
Banco Bradesco SA (Brazil) (PRFC)	2,272	22,657
Itau Unibanco Holding SA (Brazil) (PRFC)	7,841	71,820

		94,477

Chemicals — 0.0%
International Flavors & Fragrances, Inc., CVT, 6.000%	51	2,586

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.123%	712	41,040

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson and Co., CVT, 6.125%	264	15,225
Sartorius AG (Germany) (PRFC)	47	5,895

		21,120

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	37	4,052

Machinery — 0.0%
Fortive Corp., CVT, 5.000%	13	11,807
Marcopolo SA (Brazil) (PRFC)	10,900	11,474

		23,281

Multi-Utilities — 0.1%
DTE Energy Co., CVT, 6.500%	50	2,583
Sempra Energy, CVT, 6.000%	171	16,264
Sempra Energy, CVT, 6.750%	118	11,380

		30,227

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	552	15,716

TOTAL PREFERRED STOCKS (cost $206,932)		232,499

	Units

RIGHTS* — 0.0%
Machinery
Marcopolo SA (Brazil), expiring 01/18/19 (cost $0)	260	58

UNAFFILIATED EXCHANGE TRADED FUND — 0.0%	Shares	Value
Sprott Physical Gold Trust* (cost $13,905)	1,400	$14,434

UNAFFILIATED FUNDS** — 8.8%
T. Rowe Price Emerging Markets Bond Fund	202,910	2,234,038
T. Rowe Price Institutional Floating Rate Fund	191,839	1,835,898
T. Rowe Price Institutional High Yield Fund	145,488	1,193,000

TOTAL UNAFFILIATED FUNDS (cost $5,662,870)		5,262,936

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.2%
Ally Auto Receivables Trust,
Series 2015-1, Class A4
1.750%	05/15/20	2	2,205
BMW Vehicle Lease Trust,
Series 2017-2, Class A3
2.070%	10/20/20	5	4,963
Capital Auto Receivables Asset Trust,
Series 2015-3, Class A4
2.130%	05/20/20	3	2,880
Series 2015-4, Class A4
2.010%	07/20/20	9	8,914
CarMax Auto Owner Trust,
Series 2015-3, Class A4
1.980%	02/16/21	5	4,967
Series 2017-4, Class A3
2.110%	10/17/22	5	4,949
GM Financial Consumer Automobile Receivables Trust,
Series 2018-2, Class A3
2.810%	12/16/22	15	14,942
Hyundai Auto Receivables Trust,
Series 2018-A, Class A3
2.790%	07/15/22	5	4,995
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4, 144A
1.780%	01/15/21	4	4,013
Toyota Auto Receivables Owner Trust,
Series 2015-C, Class A4
1.690%	12/15/20	8	7,968
World Omni Auto Receivables Trust,
Series 2015-B, Class A4
1.840%	01/17/22	15	14,916
Series 2016-A, Class A3
1.770%	09/15/21	6	5,524
Series 2018-A, Class A2
2.190%	05/17/21	7	7,398

			88,634

Credit Cards — 0.0%
Synchrony Credit Card Master Note Trust,
Series 2017-2, Class A
2.620%	10/15/25	10	9,868

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment — 0.0%
CNH Equipment Trust,
Series 2015-C, Class A3
1.660%	11/16/20	3	$2,770
Series 2017-C, Class A3
2.080%	02/15/23	5	4,936

			7,706

Other — 0.2%
Driven Brands Funding LLC,
Series 2018-1A, Class A2, 144A
4.739%	04/20/48	25	25,322
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 144A
3.610%	07/30/47	25	24,618
Sonic Capital LLC,
Series 2018-1A, Class A2, 144A
4.026%	02/20/48	50	49,342
Wendys Funding LLC,
Series 2018-1A, Class A2I, 144A
3.573%	03/15/48	50	47,438

			146,720

TOTAL ASSET-BACKED SECURITIES (cost $256,085)			252,928

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Ashford Hospitality Trust,
Series 2018-ASHF, Class A,
1 Month LIBOR + 0.900%, 144A
3.355%(c)	04/15/35	19	18,466
BX Trust,
Series 2018-GW, Class A,
1 Month LIBOR + 0.800%, 144A
3.255%(c)	05/15/35	10	9,784
CD Mortgage Trust,
Series 2016-CD2, Class A4
3.526%(cc)	11/10/49	10	9,952
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A4
3.778%	09/10/58	10	10,184
Commercial Mortgage Trust,
Series 2014-CR20, Class A1
1.324%	11/10/47	2	1,934
Series 2015-CR24, Class A5
3.696%	08/10/48	10	10,113
Series 2015-LC21, Class A4
3.708%	07/10/48	10	10,113
FHLMC Multifamily Structured Pass-Through Certificates,
Series K068, Class A1
2.952%	02/25/27	10	9,666
Series K716, Class A1
2.413%	01/25/21	4	4,104
GS Mortgage Securities Trust,
Series 2015-GC32, Class A4
3.764%	07/10/48	10	10,146
Series 2018-GS9, Class A4
3.992%(cc)	03/10/51	10	10,191

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(cc)	04/15/47	10		$10,184
Series 2014-C22, Class A1
1.451%	09/15/47	—	(r)	171
Series 2015-C30, Class A5
3.822%	07/15/48	10		10,186
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(cc)	08/15/47	10		10,155
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	10		10,148
Series 2015-C27, Class AS
4.068%	12/15/47	15		15,369
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	10		10,072
Series 2015-NXS2, Class A5
3.767%(cc)	07/15/58	10		10,142
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	10		10,315

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $192,925)				191,395

CORPORATE BONDS — 3.3%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	10/01/20	5		5,006
3.750%	02/15/23	10		9,793
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	10		9,571
3.650%	11/01/24	5		4,843

				29,213

Aerospace & Defense — 0.0%
Harris Corp.,
Sr. Unsec’d. Notes
4.854%	04/27/35	10		9,921
United Technologies Corp.,
Sr. Unsec’d. Notes
3.350%	08/16/21	10		9,973

				19,894

Airlines — 0.1%
American Airlines 2014-1 Class A Pass Through Trust,
Pass-Through Certificates
3.700%	04/01/28	4		3,765
American Airlines 2015-1 Class A Pass Through Trust,
Pass-Through Certificates
3.375%	11/01/28	8		7,870
Delta Air Lines 2015-1 Class B Pass Through Trust,
Pass-Through Certificates
4.250%	01/30/25	8		8,089
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
2.875%	03/13/20	15	$14,900
United Airlines 2014-1 Class B Pass Through Trust,
Pass-Through Certificates
4.750%	10/11/23	3	3,371

			37,995

Auto Manufacturers — 0.1%
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	4,673
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19	5	5,000
Hyundai Capital America,
Sr. Unsec’d. Notes, MTN, 144A
3.450%	03/12/21	20	19,785
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A
3.650%	09/21/21	10	9,952
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.950%	04/13/21	30	30,005

			69,415

Banks — 0.6%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	10	9,623
Sr. Unsec’d. Notes, MTN
2.650%	04/01/19	20	19,979
4.244%(ff)	04/24/38	20	19,026
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
3.100%	04/13/21	25	24,987
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	02/01/19	10	9,994
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28	10	9,649
Sub. Notes
4.450%	09/29/27	10	9,638
4.600%	03/09/26	10	9,869
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	10	10,117
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20	10	9,897
3.000%	04/26/22	15	14,527
3.850%	01/26/27	10	9,406
Sub. Notes
5.150%	05/22/45	5	4,676
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.750%	06/23/20	10	9,943
3.882%(ff)	07/24/38	20	18,164
Sub. Notes
3.375%	05/01/23	25	24,453

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.900%	09/15/20	10	$9,925
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
2.750%	07/15/20	16	16,030
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23	15	14,654
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38	15	13,669
4.300%	01/27/45	5	4,677
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	15	14,967
State Street Corp.,
Sr. Unsec’d. Notes
2.550%	08/18/20	10	9,916
SunTrust Bank,
Sr. Unsec’d. Notes
3.502%(ff)	08/02/22	20	19,940
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	30	29,218
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	10	9,967
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.150%	03/06/20	15	14,839

			371,750

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes, 144A
3.650%	02/01/26	15	14,183
4.900%	02/01/46	10	9,274
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A
3.551%	05/25/21	15	14,977
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22	5	5,002

			43,436

Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	5	5,013
Celgene Corp.,
Sr. Unsec’d. Notes
3.550%	08/15/22	10	9,890
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/19	5	4,955
3.250%	09/01/22	5	4,988

			24,846

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (continued)
Gtd. Notes, 144A
3.000%	11/01/22	2	$1,932

Commercial Services — 0.0%
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/27	5	4,826
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44	5	5,097
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.500%	03/16/23	5	4,960
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	4,876

			19,759

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25	25	24,587
DXC Technology Co.,
Sr. Unsec’d. Notes
2.875%	03/27/20	5	4,957
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A
2.100%	10/04/19	5	4,944

			34,488

Diversified Financial Services — 0.2%
AIG Global Funding,
Sr. Sec’d. Notes, 144A
2.150%	07/02/20	5	4,926
Air Lease Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/21	10	9,749
3.500%	01/15/22	5	4,920
3.625%	04/01/27	5	4,472
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.200%	03/03/20	5	4,946
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	25	24,328
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	4,781
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.900%	03/15/21	20	19,909
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/26	5	4,712
Visa, Inc.,
Sr. Unsec’d. Notes
2.150%	09/15/22	15	14,519

			97,262

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.2%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	10	$9,746
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	15	13,463
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20	5	4,922
Eversource Energy,
Sr. Unsec’d. Notes
3.300%	01/15/28	5	4,742
3.800%	12/01/23	10	10,096
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	5	4,976
5.200%	10/01/19	5	5,064
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	10	12,635
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	10,105
Georgia Power Co.,
Sr. Unsec’d. Notes
2.000%	09/08/20	15	14,659
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22	15	14,499
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	10,110
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	02/01/20	30	29,597

			144,614

Electronics — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	10	10,095
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
3.300%	10/30/19	5	4,985
4.550%	10/30/24	15	15,301

			30,381

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27	5	4,790

Forest Products & Paper — 0.0%
International Paper Co.,
Sr. Unsec’d. Notes
5.000%	09/15/35	10	9,791

Gas — 0.0%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	10	9,542

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (continued)
3.950%	03/30/48	15	$13,338

			22,880

Healthcare-Products — 0.1%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27	25	23,646
Danaher Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/20	5	4,954
Medtronic Global Holdings SCA,
Gtd. Notes
1.700%	03/28/19	20	19,949

			48,549

Healthcare-Services — 0.2%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	5,554
Anthem, Inc.,
Sr. Unsec’d. Notes
2.500%	11/21/20	5	4,931
4.650%	01/15/43	15	14,571
Catholic Health Initiatives,
Sec’d. Notes
2.950%	11/01/22	10	9,781
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	25	25,455
Hackensack Meridian Health, Inc.,
Sec’d. Notes
4.211%	07/01/48	20	19,928
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19	5	4,975
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	15	14,911
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	4,751
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/15/25	5	5,061

			109,918

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19	5	4,979
3.300%	03/01/21	5	4,983
Aon PLC,
Gtd. Notes
3.875%	12/15/25	5	4,934
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	15	14,725
Liberty Mutual Group, Inc.,

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Gtd. Notes, 144A
4.850%	08/01/44	20	$19,421
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23	5	4,944
3.500%	06/03/24	10	9,850
4.350%	01/30/47	5	4,663
New York Life Global Funding,
Sec’d. Notes, 144A
1.500%	10/24/19	15	14,829
Principal Financial Group, Inc.,
Gtd. Notes
3.400%	05/15/25	10	9,724
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	20	19,143

			112,195

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	5	4,860
3.875%	08/22/37	10	9,658
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25	5	4,869

			19,387

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/28	15	14,835

Machinery-Diversified — 0.1%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.350%	01/08/21	15	14,794
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.800%	12/15/26	15	14,626

			29,420

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	10	9,944
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20	10	10,266
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	5	4,639
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21	10	9,939

			34,788

Miscellaneous Manufacturing — 0.0%
General Electric Co.,

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Sr. Unsec’d. Notes, GMTN
2.200%	01/09/20	15	$14,782

Multi-National — 0.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
1.625%	12/15/20	10	9,812

Oil & Gas — 0.1%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.768%	09/19/19	5	4,955
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	5	4,707
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	10	9,784
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	01/30/23	10	9,050
6.625%	06/15/35	10	8,729
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	9,860
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	03/15/28	10	9,249

			56,334

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
2.450%	12/15/20	5	4,909
3.650%	09/15/24	5	4,913

			9,822

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	10	9,592
4.500%	05/14/35	10	9,251
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23	25	24,917
CVS Health Corp.,
Sr. Unsec’d. Notes
3.125%	03/09/20	35	34,931
3.500%	07/20/22	5	4,966
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes, 144A
3.912%	08/27/21	2	2,012
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20	20	19,687
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25	5	5,129
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21	5	4,737

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.700%	07/19/19	20	$19,690

			134,912

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	5	5,070
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20	5	4,983
Enbridge, Inc. (Canada),
Sub. Notes
6.000%(ff)	01/15/77	5	4,490
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	5,104
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	4,758
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	10	9,565
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	15	14,031

			48,001

Real Estate Investment Trusts (REITs) — 0.2%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.350%	10/01/20	5	4,983
3.625%	11/15/27	35	32,899
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	4,833
3.900%	03/15/27	5	4,733
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.700%	06/15/26	10	9,613
4.750%	05/15/47	5	4,635
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
2.550%	01/15/21	10	9,862
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	10	9,390
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	4,831
4.250%	08/15/29	5	4,882
4.375%	10/01/25	5	5,018
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.400%	11/01/22	5	4,922
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	5	4,891

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
VEREIT Operating Partnership LP,
Gtd. Notes
4.625%	11/01/25	20	$20,037

			125,529

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26	5	4,667
3.750%	06/01/27	15	14,389
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	20	19,055
QVC, Inc.,
Sr. Sec’d. Notes
4.850%	04/01/24	5	4,832

			42,943

Semiconductors — 0.1%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.850%	03/12/20	10	9,965
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.200%	01/15/21	20	19,335
3.000%	01/15/22	15	14,426
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
3.000%	05/20/22	10	9,838

			53,564

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	10	10,367
Oracle Corp.,
Sr. Unsec’d. Notes
2.250%	10/08/19	10	9,953
2.400%	09/15/23	25	23,991

			44,311

Telecommunications — 0.0%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26	20	18,133

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22	10	9,927
4.150%	04/01/45	10	9,695

			19,622

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20	5	4,951
3.500%	03/15/28	15	13,774
Penske Truck Leasing Co. LP/PTL Finance Corp.,

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing (continued)
Sr. Unsec’d. Notes, 144A
3.200%	07/15/20	10	$9,950

			28,675

TOTAL CORPORATE BONDS (cost $1,981,431)			1,937,978

SOVEREIGN BONDS — 0.2%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	20	19,552
3.300%	03/15/28	20	20,201
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	10	9,739
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28	20	20,550
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.550%	02/12/21	20	19,924
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.875%	10/16/24	10	9,982
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	5	4,895

TOTAL SOVEREIGN BONDS (cost $104,717)			104,843

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, BABs
7.625%	03/01/40	5	7,119
University of California,
Revenue Bonds, Series J
4.131%	05/15/45	5	5,018

			12,137

Florida — 0.1%
County of Miami-Dade FL Transit System,
Revenue Bonds, BABs
5.624%	07/01/40	10	11,991
State Board of Administration Finance Corp.,
Revenue Bonds
2.638%	07/01/21	5	4,980

			16,971

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.655%	04/01/57	15	16,463

South Carolina — 0.0%
South Carolina Public Service Authority,
Revenue Bonds
2.388%	12/01/23	10	9,489

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Wisconsin — 0.0%
State of Wisconsin,
Revenue Bonds
3.954%	05/01/36	15	$15,009

TOTAL MUNICIPAL BONDS (cost $72,770)			70,069

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Fannie Mae Connecticut Avenue Securities,
Series 2016-C07, Class 2M1, 1 Month LIBOR + 1.300%
3.806%(c)	05/25/29	2	1,918
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2018-SPI2, Class M1, 144A
3.819%(cc)	05/25/48	14	13,503
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A
3.000%(cc)	09/25/55	10	9,632

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $24,776)			25,053

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal Home Loan Bank
1.375%	05/28/19	30	29,854
1.375%	09/28/20	40	39,191
Federal National Mortgage Assoc.
1.250%	08/17/21	20	19,368

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $89,872)			88,413

U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Bonds
2.250%	08/15/46	85	72,645
2.500%	02/15/45	128	116,000
2.750%	11/15/42	10	9,561
2.750%	08/15/47	240	227,297
2.875%	08/15/45	80	77,919
3.000%	11/15/44	45	44,931
3.000%	05/15/45	5	4,990
3.000%	11/15/45	50	49,896
3.000%	02/15/47	85	84,761
3.000%	05/15/47	15	14,936
3.000%	02/15/48	40	39,786
3.000%	08/15/48	85	84,598
3.125%	11/15/41	133	136,174
3.125%	02/15/43	18	17,851
3.125%	08/15/44	102	104,124
3.125%	05/15/48	15	15,285
3.375%	05/15/44	5	5,325
3.500%	02/15/39	50	54,689
3.625%	08/15/43	50	55,346
4.500%	02/15/36	67	82,583
4.500%	05/15/38	225	280,063
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/19	105	111,699

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.125%	04/15/21		308	$319,850
0.125%	01/15/22		122	131,763
0.125%	04/15/22		622	625,338
0.125%	07/15/22		585	624,800
0.250%	01/15/25		365	372,744
0.375%	07/15/23		41	43,560
0.375%	01/15/27		90	89,488
0.375%	07/15/27		88	86,299
0.500%	01/15/28		131	128,162
0.625%	07/15/21		565	626,982
0.625%	01/15/24		575	612,876
0.625%	01/15/26		218	225,822
0.625%	02/15/43		16	15,229
0.750%	02/15/42		15	14,722
0.750%	02/15/45		26	24,961
1.000%	02/15/46		135	136,071
1.000%	02/15/48		17	16,520
1.250%	07/15/20		638	738,242
1.375%	02/15/44		7	7,841
1.750%	01/15/28		11	14,099
2.000%	01/15/26		7	9,518
2.125%	01/15/19		41	48,210
2.125%	02/15/40		26	35,749
2.125%	02/15/41		29	39,540
2.500%	01/15/29		59	78,818
U.S. Treasury Notes
1.125%	07/31/21		10	9,662
1.125%	08/31/21		10	9,652
1.625%	08/31/22	(k)	165	160,050
1.625%	11/15/22		75	72,606
1.750%	05/31/22		15	14,644
1.875%	03/31/22		20	19,625
2.000%	01/15/21		135	133,639
2.000%	02/15/22		15	14,789
2.000%	11/30/22		10	9,818
2.250%	11/15/24		5	4,914
2.250%	11/15/25		110	107,572
2.250%	02/15/27		20	19,420
2.250%	08/15/27		185	179,038
2.625%	11/15/20		18	18,033
2.750%	07/31/23		10	10,107
2.750%	08/31/23		220	222,466
2.875%	09/30/23		37	37,601
2.875%	08/15/28		10	10,155
3.125%	11/15/28		91	93,873

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,929,880)				7,905,327

TOTAL LONG-TERM INVESTMENTS (cost $59,762,718)				59,160,375

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SHORT-TERM INVESTMENTS — 3.0%	Shares	Value
AFFILIATED MUTUAL FUNDS — 3.0%
PGIM Core Ultra Short Bond Fund(w)	697,153	$697,153
PGIM Institutional Money Market Fund (cost $1,102,788; includes $1,100,467 of cash collateral for securities on loan)(b)(w)	1,102,804	1,102,694

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,799,941)		1,799,847

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 0.0%
U.S. Treasury Bills
2.261%	01/17/19	7	6,993
2.265%	01/17/19	12	11,989
2.267%	01/17/19	1	500
2.269%	01/17/19	3	2,498

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,978)			21,980

TOTAL SHORT-TERM INVESTMENTS (cost $1,821,919)			1,821,827

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 102.3% (cost $61,584,637)			60,982,202

OPTION WRITTEN~* — (0.0)% (premiums received $128,678)			(1,961)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 102.3% (cost $61,455,959)			60,980,241
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.3)%			(1,385,938)

NET ASSETS — 100.0%			$59,594,303

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

**	Investment is an affiliate of the Subadvisor.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,077,580; cash collateral of $1,100,467 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Principal or notional amount is less than $500 par.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Option Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index (premiums received $128,678)	Call	01/18/19	$2,750.00	20	2	$(1,961)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	2 Year U.S. Treasury Notes	Mar. 2019	$849,250	$5,562
1	5 Year U.S. Treasury Notes	Mar. 2019	114,688	1,899

				7,461

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
1	20 Year U.S. Treasury Bonds	Mar. 2019	$146,000	$(6,836)
8	S&P 500 E-Mini Index	Mar. 2019	1,002,080	17,926

				11,090

				$18,551

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contract:
Japanese Yen,
Expiring 01/18/19	Canadian Imperial Bank of Commerce	JPY	2,772	$24,461	$25,328	$—	$(867)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$112,520

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$30,504,028	$12,570,414	$—
Preferred Stocks	195,029	37,470	—
Right	58	—	—
Unaffiliated Exchange Traded Fund	14,434	—	—
Unaffiliated Funds	5,262,936	—	—
Asset-Backed Securities
Automobiles	—	88,634	—
Credit Cards	—	9,868	—
Equipment	—	7,706	—
Other	—	146,720	—
Commercial Mortgage-Backed Securities	—	191,395	—
Corporate Bonds	—	1,937,978	—
Sovereign Bonds	—	104,843	—
Municipal Bonds	—	70,069	—
Residential Mortgage-Backed Securities	—	25,053	—
U.S. Government Agency Obligations	—	88,413	—
U.S. Treasury Obligations	—	7,927,307	—
Affiliated Mutual Funds	1,799,847	—	—
Option Written	(1,961)	—	—
Other Financial Instruments*
Futures Contracts	18,551	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
OTC Forward Foreign Currency Exchange Contract	$—	$(867)	$—

Total	$37,792,922	$23,205,003	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	13.3%
Unaffiliated Funds	8.8
Banks	5.4
Pharmaceuticals	3.7
Software	3.6
Health Care Equipment & Supplies	3.4
IT Services	3.2
Insurance	3.2
Oil, Gas & Consumable Fuels	3.2
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	3.0
Equity Real Estate Investment Trusts (REITs)	3.0
Internet & Direct Marketing Retail	2.6
Interactive Media & Services	2.5
Metals & Mining	2.4
Health Care Providers & Services	2.4
Capital Markets	2.2
Semiconductors & Semiconductor Equipment	2.0
Aerospace & Defense	1.9
Chemicals	1.7
Hotels, Restaurants & Leisure	1.6
Electric Utilities	1.6
Industrial Conglomerates	1.4
Food Products	1.3
Diversified Telecommunication Services	1.2
Media	1.2
Machinery	1.1
Biotechnology	1.0
Electronic Equipment, Instruments & Components	0.9
Life Sciences Tools & Services	0.8
Automobiles	0.8
Multi-Utilities	0.8
Food & Staples Retailing	0.7
Technology Hardware, Storage & Peripherals	0.7
Auto Components	0.7
Entertainment	0.7
Specialty Retail	0.7
Tobacco	0.7
Beverages	0.7
Household Products	0.6
Containers & Packaging	0.6
Real Estate Management & Development	0.6
Communications Equipment	0.5
Professional Services	0.5
Multiline Retail	0.5
Electrical Equipment	0.5

Commercial Services & Supplies	0.4%
Road & Rail	0.4
Diversified Financial Services	0.4
Airlines	0.4
Wireless Telecommunication Services	0.4
Gas Utilities	0.3
Commercial Mortgage-Backed Securities	0.3
Thrifts & Mortgage Finance	0.3
Textiles, Apparel & Luxury Goods	0.3
Energy Equipment & Services	0.3
Household Durables	0.3
Trading Companies & Distributors	0.2
Other	0.2
Electric	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Independent Power & Renewable Electricity Producers	0.2
Real Estate Investment Trusts (REITs)	0.2
Personal Products	0.2
Healthcare-Services	0.2
Building Products	0.2
Sovereign Bonds	0.2
Water Utilities	0.2
Leisure Products	0.2
U.S. Government Agency Obligations	0.2
Diversified Consumer Services	0.1
Consumer Finance	0.1
Construction & Engineering	0.1
Municipal Bonds	0.1
Auto Manufacturers	0.1
Construction Materials	0.1
Air Freight & Logistics	0.1
Oil & Gas	0.1
Semiconductors	0.1
Health Care Technology	0.1
Healthcare-Products	0.1
Pipelines	0.1
Retail	0.1
Computers	0.1
Distributors	0.1
Marine	0.1
Electronics	0.1
Machinery-Diversified	0.1
Advertising	0.1
Trucking & Leasing	0.1
Residential Mortgage-Backed Securities	0.0	*
Transportation Infrastructure	0.0	*
Gas	0.0	*
Commercial Services	0.0	*
Paper & Forest Products	0.0	*
Transportation	0.0	*
Internet	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Telecommunications	0.0	%*
Iron/Steel	0.0	*
Miscellaneous Manufacturing	0.0	*
Unaffiliated Exchange Traded Funds	0.0	*
Credit Cards	0.0	*
Packaging & Containers	0.0	*
Multi-National	0.0	*
Forest Products & Paper	0.0	*
Equipment	0.0	*

Environmental Control	0.0	%*
Building Materials	0.0	*

	102.3
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$17,926	*	—	$—
Equity contracts	Unaffiliated investments	58		Options written outstanding, at value	1,961
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	867
Interest rate contracts	Due from/to broker-variation margin futures	7,461	*	Due from/to broker-variation margin futures	6,836	*

Total		$25,445			$9,664

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Written	Futures	Forward Currency Contracts
Equity contracts	$4	$584	$(165,951)	$(87,131)	$—
Foreign exchange contracts	—	—	—	—	2,318
Interest rate contracts	—	—	—	8,579	—

Total	$4	$584	$(165,951)	$(78,552)	$2,318

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Written	Futures	Forward Currency Contracts
Equity contracts	$(404)	$171,044	$732	$—
Foreign exchange contracts	—	—	—	(89)
Interest rate contracts	—	—	(1,000)	—

Total	$(404)	$171,044	$(268)	$(89)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts - Sold(2)
$2,000	$2,127,622	$731,979	$44,889

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,077,580	$(1,077,580)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Canadian Imperial Bank of Commerce	$—	$(867)	$(867)	$—	$(867)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $1,077,580:
Unaffiliated investments (cost $59,784,696)	$59,182,355
Affiliated investments (cost $1,799,941)	1,799,847
Cash	96
Foreign currency, at value (cost $20,075)	20,163
Receivable for investments sold	228,987
Dividends and interest receivable	143,191
Tax reclaim receivable	30,318
Receivable from affiliate	3,143
Receivable from Manager	2,998
Prepaid expenses	920
Receivable for Portfolio shares sold	708

Total Assets	61,412,726

LIABILITIES:
Payable to broker for collateral for securities on loan	1,100,467
Payable for investments purchased	256,400
Custodian and accounting fees payable	161,648
Due to broker-variation margin futures	156,323
Payable for Portfolio shares repurchased	85,640
Accrued expenses and other liabilities	35,793
Payable to affiliate	15,803
Distribution fee payable	2,418
Options written outstanding, at value (premiums received $128,678)	1,961
Unrealized depreciation on OTC forward foreign currency exchange contracts	867
Foreign capital gains tax liability accrued	734
Affiliated transfer agent fee payable	369

Total Liabilities	1,818,423

NET ASSETS	$59,594,303

Net assets were comprised of:
Partners Equity	$59,594,303

Net asset value and redemption price per share, $59,594,303 / 4,852,932 outstanding shares of beneficial interest	$12.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $47,711, of which $7,188 is reimbursable by an affiliate)	$1,227,772
Interest income	306,145
Affiliated dividend income	23,738
Income from securities lending, net (including affiliated income of $3,218)	5,747

1,563,402

EXPENSES
Management fees	458,471
Distribution fee	156,475
Custodian and accounting fees	458,286
Audit fee	26,200
Shareholders’ reports	11,522
Trustees’ fees	10,600
Legal fees and expenses	10,465
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	65,008

Total expenses	1,204,014
Less: Fee waivers and/or expense reimbursement	(584,666)

Net expenses	619,348

NET INVESTMENT INCOME (LOSS)	944,054

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(142)) (net of foreign capital gains taxes $(1,131))	2,550,864
Futures transactions	(78,552)
Options written transactions	(165,951)
Forward currency contracts transactions	2,318
Foreign currency transactions	(5,994)

2,302,685

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(115)) (net of change in foreign capital gains taxes $1,681)	(8,021,213)
Futures	(268)
Options written	171,044
Forward currency contracts	(89)
Foreign currencies	34

(7,850,492)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(5,547,807)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,603,753)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$944,054	$623,162
Net realized gain (loss) on investment and foreign currency transactions	2,302,685	2,022,142
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,850,492)	5,611,731

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,603,753)	8,257,035

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [665,242 and 1,004,745 shares, respectively]	8,825,494	12,350,057
Portfolio share repurchased [237,627 and 225,917 shares, respectively]	(3,111,904)	(2,758,999)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	5,713,590	9,591,058

CAPITAL CONTRIBUTIONS	8,410	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,118,247	17,848,093
NET ASSETS:
Beginning of year	58,476,056	40,627,963

End of year	$59,594,303	$58,476,056

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 94.3%

ASSET-BACKED SECURITIES — 5.8%
Canada — 0.5%
CARDS II Trust,
Series 2018-1A, Class A, 1 Month LIBOR + 0.350%, 144A
2.805%(c)	04/17/23	9,910	$9,922,174

United States — 5.3%
AmeriCredit Automobile Receivables Trust,
Series 2017-3, Class D
3.180%	07/18/23	9,146	9,061,670
Series 2018-3, Class A2B, 1 Month LIBOR + 0.250%
2.705%(c)	01/18/22	5,555	5,555,128
ARI Fleet Lease Trust,
Series 2018-A, Class A2, 144A
2.550%	10/15/26	1,200	1,194,309
Series 2018-A, Class A3, 144A
2.840%	10/15/26	1,357	1,351,944
Capital Auto Receivables Asset Trust,
Series 2018-1, Class A2B, 1 Month LIBOR + 0.170%, 144A
2.640%(c)	10/20/20	6,469	6,463,303
DLL LLC,
Series 2018-ST2, Class A2, 144A
3.140%	10/20/20	7,860	7,847,080
Enterprise Fleet Financing LLC,
Series 2018-1, Class A2, 144A
2.870%	10/20/23	3,220	3,209,881
Series 2018-1, Class A3, 144A
3.100%	10/20/23	4,455	4,466,940
Series 2018-3, Class A2, 144A
3.380%	05/20/24	3,110	3,120,714
Exeter Automobile Receivables Trust,
Series 2018-4A, Class A, 144A
3.050%	12/15/21	5,082	5,072,080
First Investors Auto Owner Trust,
Series 2018-1A, Class A1, 144A
2.840%	05/16/22	1,936	1,932,292
Series 2018-2A, Class A1, 144A
3.230%	12/15/22	2,710	2,713,308
Marlette Funding Trust,
Series 2018-2A, Class A, 144A
3.060%	07/17/28	2,452	2,448,112
Series 2018-3A, Class A, 144A
3.200%	09/15/28	3,805	3,800,210
Series 2018-4A, Class A, 144A
3.710%	12/15/28	1,669	1,672,840
Nissan Auto Lease Trust,
Series 2018-A, Class A2B, 1 Month LIBOR + 0.150%
2.605%(c)	02/16/21	6,065	6,065,822
Sofi Consumer Loan Program LLC,
Series 2016-1, Class A, 144A
3.260%	08/25/25	7,439	7,426,104
Sofi Consumer Loan Program Trust,
Series 2018-2, Class A2, 144A
3.350%	04/26/27	5,985	5,976,650
Volkswagen Auto Loan Enhanced Trust,
Series 2018-1, Class A2B, 1 Month LIBOR + 0.180%
2.650%(c)	07/20/21	6,825	6,826,946

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Westlake Automobile Receivables Trust,
Series 2018-2A, Class A2B, 1 Month LIBOR + 0.330%, 144A
2.785%(c)	09/15/21	7,622	$7,624,132
Series 2018-3A, Class A2B, 1 Month LIBOR + 0.350%, 144A
2.805%(c)	01/18/22	5,390	5,391,224
Wheels SPV 2 LLC,
Series 2016-1A, Class A2, 144A
1.590%	05/20/25	168	167,226

			99,387,915

TOTAL ASSET-BACKED SECURITIES (cost $109,318,294)			109,310,089

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
United States
BANK,
Series 2017-BNK9, Class XA, IO
0.820%(cc)	11/15/54	1,805	100,859
BBCMS Mortgage Trust,
Series 2017-C1, Class A4
3.674%	02/15/50	720	716,755
Series 2017-C1, Class XA, IO
1.513%(cc)	02/15/50	1,362	123,876
CFCRE Commercial Mortgage Trust,
Series 2016-C3, Class A3
3.865%	01/10/48	605	612,534
Series 2016-C7, Class A3
3.839%	12/10/54	570	574,689
Series 2017-C8, Class A4
3.572%	06/15/50	580	572,452
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class XA, IO
1.016%(cc)	07/10/47	3,131	134,488
Commercial Mortgage Pass-Through Certificates,
Series 2014-CR14, Class XA, IO
0.653%(cc)	02/10/47	4,574	120,010
Commercial Mortgage Trust,
Series 2012-CR4, Class A3
2.853%	10/15/45	410	402,912
Series 2012-CR5, Class A4
2.771%	12/10/45	792	777,875
Series 2013-CR6, Class A4
3.101%	03/10/46	745	740,819
Series 2013-CR7, Class A4
3.213%	03/10/46	504	503,515
Series 2013-CR7, Class XA, IO
1.237%(cc)	03/10/46	1,772	69,640
Series 2013-CR8, Class A5
3.612%(cc)	06/10/46	730	739,389
Series 2013-CR10, Class A4
4.210%(cc)	08/10/46	115	119,466
Series 2013-CR10, Class XA, IO
0.684%(cc)	08/10/46	3,357	91,701
Series 2013-CR13, Class A4
4.194%(cc)	11/10/46	225	233,827
Series 2013-LC6, Class A4

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
2.941%	01/10/46	892	$882,784
Series 2014-UBS2, Class A5
3.961%	03/10/47	905	927,916
Series 2014-UBS4, Class A5
3.694%	08/10/47	850	861,933
Series 2015-3BP, Class A, 144A
3.178%	02/10/35	100	98,498
Series 2015-CR22, Class A5
3.309%	03/10/48	300	297,673
Series 2015-DC1, Class A5
3.350%	02/10/48	745	739,025
Series 2015-PC1, Class A5
3.902%	07/10/50	673	686,276
Series 2016-DC2, Class A5
3.765%	02/10/49	285	287,848
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class A3
3.544%	11/15/48	770	769,177
Series 2016-C5, Class A5
3.757%	11/15/48	63	63,680
Series 2016-C7, Class A5
3.502%	11/15/49	490	483,525
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	955	969,121
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	691	691,401
Series 2014-C22, Class A4
3.801%	09/15/47	845	858,911
Series 2015-C28, Class A3
2.912%	10/15/48	215	209,007
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class A3
2.829%	10/15/45	664	652,831
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class A4
3.134%	12/15/48	840	834,750
Series 2013-C10, Class A4
4.082%(cc)	07/15/46	180	185,874
Series 2015-C24, Class A4
3.732%	05/15/48	870	879,644
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3
3.337%	12/15/49	365	359,133
Series 2016-UB12, Class A4
3.596%	12/15/49	765	765,011
Series 2017-H1, Class XA, IO
1.449%(cc)	06/15/50	1,192	97,230
UBS Commercial Mortgage Trust,
Series 2017-C2, Class XA, IO
1.149%(cc)	08/15/50	2,499	176,927
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4
3.091%	08/10/49	785	783,264
Series 2013-C6, Class A4
3.244%	04/10/46	785	786,598

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A5
3.405%	12/15/47		970	$970,868
Series 2015-C26, Class A4
3.166%	02/15/48		10	9,815
Series 2015-C27, Class A5
3.451%	02/15/48		928	926,985
Series 2015-C29, Class A4
3.637%	06/15/48		480	484,355
Series 2015-SG1, Class A4
3.789%	09/15/48		580	586,988
Series 2016-LC24, Class A4
2.942%	10/15/49		170	162,106
Series 2016-NXS6, Class A4
2.918%	11/15/49		360	342,688
Series 2017-C38, Class A5
3.453%	07/15/50		780	764,889
Series 2017-C39, Class XA, IO
1.140%(cc)	09/15/50		1,581	114,074
WFRBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.431%	06/15/45		955	960,511
Series 2012-C9, Class A3
2.870%	11/15/45		234	231,809
Series 2012-C10, Class A3
2.875%	12/15/45		605	595,649
Series 2014-C20, Class A4
3.723%	05/15/47		375	380,890

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $28,297,696)				27,514,471

CORPORATE BONDS — 26.2%
Belgium — 0.3%
Anheuser-Busch InBev SA/NV,
Gtd. Notes, EMTN
2.000%	12/16/19	EUR	3,300	3,853,020
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.500%	01/12/24		2,475	2,420,910

				6,273,930

Brazil — 0.5%
Banco Nacional de Desenvolvimento Economico e Social,
Sr. Unsec’d. Notes
4.000%	04/14/19		9,775	9,780,181

Canada — 0.4%
CDP Financial, Inc.,
Gtd. Notes, 144A
4.400%	11/25/19		4,525	4,589,812
Emera US Finance LP,
Gtd. Notes
2.150%	06/15/19		1,105	1,095,966

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Canada (continued)
Fortis, Inc.,
Sr. Unsec’d. Notes
2.100%	10/04/21		1,260	$1,211,321

				6,897,099

Denmark — 0.1%
Danske Bank A/S,
Sub. Notes, EMTN
2.750%(ff)	05/19/26	EUR	2,350	2,762,752

France — 2.8%
AXA SA,
Sub. Notes, EMTN
3.375%(ff)	07/06/47	EUR	900	1,031,845
5.125%(ff)	07/04/43	EUR	4,810	6,169,425
BNP Paribas SA,
Sr. Unsec’d. Notes, MTN, 144A
2.950%	05/23/22		3,445	3,320,029
Sub. Notes, EMTN
2.875%(ff)	03/20/26	EUR	1,805	2,132,977
Credit Agricole SA,
Sr. Unsec’d. Notes, EMTN
1.375%	05/03/27	EUR	700	802,869
Sr. Unsec’d. Notes, MTN, 144A
2.500%	04/15/19		9,550	9,535,186
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.500%	09/21/28		5,150	4,991,571
Orange SA,
Sr. Unsec’d. Notes, EMTN
1.875%	10/02/19	EUR	4,100	4,767,855
RCI Banque SA,
Sr. Unsec’d. Notes, EMTN
0.375%	07/10/19	EUR	5,075	5,825,071
1.125%	09/30/19	EUR	5,825	6,719,316
3.000%	05/09/19	GBP	2,275	2,909,371
Societe Generale SA,
Sr. Unsec’d. Notes, MTN, 144A
2.500%	04/08/21		4,475	4,373,516

				52,579,031

Germany — 1.0%
BMW US Capital LLC,
Gtd. Notes, 144A
1.850%	09/15/21		2,350	2,252,747
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.000%	07/06/21		4,725	4,546,189
E.ON SE,
Sr. Unsec’d. Notes, EMTN
1.625%	05/22/29	EUR	2,225	2,512,183
innogy Finance BV,
Gtd. Notes, EMTN
1.875%	01/30/20	EUR	5,650	6,606,705
3.000%	01/17/24	EUR	1,700	2,150,793

				18,068,617

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Hong Kong — 0.1%
Hutchison Whampoa International 14 Ltd.,
Gtd. Notes, 144A
3.625%	10/31/24		2,525	$2,500,232

Ireland — 0.1%
AIB Mortgage Bank,
Covered Bonds, EMTN
2.250%	03/26/21	EUR	750	904,668
Bank of Ireland Mortgage Bank,
Covered Bonds
1.750%	03/19/19	EUR	1,275	1,466,880

				2,371,548

Italy — 0.7%
FCA Bank SpA,
Gtd. Notes, EMTN
2.625%	04/17/19	EUR	11,500	13,268,896

Netherlands — 0.8%
ING Bank NV,
Sr. Unsec’d. Notes, EMTN
1.250%	12/13/19	EUR	4,900	5,686,142
ING Groep NV,
Sr. Unsec’d. Notes
3.150%	03/29/22		1,105	1,086,480
Sr. Unsec’d. Notes, 144A
4.625%	01/06/26		4,125	4,152,924
Shell International Finance BV,
Gtd. Notes, EMTN
1.625%	03/24/21	EUR	4,025	4,773,955

				15,699,501

Spain — 0.5%
Bankia SA,
Covered Bonds
1.000%	09/25/25	EUR	900	1,036,606
1.125%	08/05/22	EUR	1,300	1,535,942
Telefonica Emisiones SA,
Gtd. Notes, EMTN
0.318%	10/17/20	EUR	4,200	4,825,320
1.477%	09/14/21	EUR	1,000	1,182,405

				8,580,273

Sweden — 0.2%
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.570%, 144A
3.349%(c)	09/13/19		3,250	3,254,129

Switzerland — 0.4%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,550	1,520,844
UBS Group Funding Switzerland AG,
Gtd. Notes
1.500%	11/30/24	EUR	1,425	1,641,967
Gtd. Notes, 144A
4.125%	09/24/25		3,415	3,402,373

				6,565,184

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom — 2.6%
BAT Capital Corp.,
Gtd. Notes
2.764%	08/15/22		2,175	$2,054,330
BAT International Finance PLC,
Gtd. Notes, 144A
2.750%	06/15/20		5,025	4,937,393
Gtd. Notes, EMTN
2.750%	03/25/25	EUR	3,575	4,293,080
BP Capital Markets PLC,
Gtd. Notes
3.561%	11/01/21		1,425	1,437,303
Gtd. Notes, EMTN
2.517%	02/17/21	EUR	5,450	6,567,213
FCE Bank PLC,
Sr. Unsec’d. Notes, EMTN
1.875%	04/18/19	EUR	12,850	14,789,183
Imperial Brands Finance PLC,
Gtd. Notes
0.500%	07/27/21	EUR	1,925	2,190,118
Gtd. Notes, 144A
3.500%	02/11/23		1,400	1,358,515
Gtd. Notes, EMTN
5.000%	12/02/19	EUR	1,875	2,244,049
RJ Reynolds Tobacco Co.,
Gtd. Notes
8.125%	06/23/19		8,225	8,390,882
Virgin Media Finance PLC,
Gtd. Notes, MTN
4.500%	01/15/25	EUR	1,000	1,129,710

				49,391,776

United States — 15.7%
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	01/15/19		3,605	3,604,677
Amgen, Inc.,
Sr. Unsec’d. Notes
2.200%	05/22/19		5,735	5,712,859
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.850%	03/15/21		1,067	1,092,480
6.600%	03/15/46		5	5,521
6.950%	06/15/19		835	846,646
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
3.500%	12/01/22		500	486,357
Aon PLC,
Gtd. Notes
4.750%	05/15/45		1,175	1,152,934
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40		250	226,434
AT&T, Inc.,
Sr. Unsec’d. Notes
3.600%	02/17/23		75	74,535
3.950%	01/15/25		925	904,516
Bank of America Corp.,
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		2,155	2,094,678

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.180%
3.649%(c)	10/21/22			3,175	$3,176,194
Sub. Notes, MTN
4.000%	01/22/25			2,250	2,191,829
4.200%	08/26/24			2,275	2,256,345
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.125%	03/16/27		EUR	1,900	2,143,608
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.000%	01/15/22			3,100	2,981,281
3.625%	01/15/24			1,605	1,518,492
Capital One Bank USA NA,
Sr. Unsec’d. Notes
2.250%	02/13/19			10,475	10,472,201
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21			4,100	3,955,018
Chubb INA Holdings, Inc.,
Gtd. Notes
1.550%	03/15/28		EUR	850	965,906
2.300%	11/03/20			2,855	2,814,170
2.500%	03/15/38		EUR	640	721,365
Cigna Corp.,
Gtd. Notes, 144A
3.750%	07/15/23			11,525	11,486,622
4.125%	11/15/25			525	524,261
Cleco Corporate Holdings LLC,
Sr. Sec’d. Notes
3.743%	05/01/26			1,550	1,478,615
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.450%	08/15/27			1,050	976,921
7.250%	11/15/23			2,575	2,920,643
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25			5,610	5,676,408
Concho Resources, Inc.,
Gtd. Notes
4.375%	01/15/25			1,175	1,160,551
Constellation Brands, Inc.,
Gtd. Notes
2.700%	05/09/22			685	661,628
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			3,050	2,934,111
CVS Health Corp.,
Sr. Unsec’d. Notes
3.125%	03/09/20			1,955	1,951,127
3.350%	03/09/21			2,355	2,348,276
3.700%	03/09/23			900	890,366
4.100%	03/25/25			2,000	1,980,045
4.300%	03/25/28			1,225	1,197,571
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25	(a)		400	424,253
Discovery Communications LLC,
Gtd. Notes
2.200%	09/20/19			1,870	1,850,436

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
2.950%	03/20/23		3,020	$2,889,361
Dominion Energy, Inc.,
Jr. Sub. Notes
2.962%	07/01/19		10,475	10,437,748
Energy Transfer Operating LP,
Gtd. Notes
4.050%	03/15/25		2,190	2,055,433
Exelon Corp.,
Sr. Unsec’d. Notes
2.450%	04/15/21		485	474,348
5.150%	12/01/20		2,000	2,043,906
Fifth Third Bank,
Sub. Notes
3.850%	03/15/26		1,525	1,502,094
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.850%	07/15/22		4,875	4,751,307
7.375%	11/15/31		2,925	3,695,882
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
3.408%(c)	01/09/20		8,050	7,967,484
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21		4,940	4,825,423
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	10/23/19		9,968	9,905,033
2.625%	04/25/21		505	491,848
2.750%	09/15/20		2,480	2,454,361
Sr. Unsec’d. Notes, EMTN
2.000%	07/27/23	EUR	2,975	3,509,303
Sr. Unsec’d. Notes, MTN
2.905%(ff)	07/24/23		6,570	6,258,426
Sub. Notes
4.250%	10/21/25		1,060	1,015,081
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22		1,300	1,362,756
International Lease Finance Corp.,
Sr. Unsec’d. Notes
6.250%	05/15/19		9,860	9,947,222
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.203%(ff)	07/23/29		1,725	1,719,756
4.452%(ff)	12/05/29		2,200	2,237,718
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		210	234,121
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.300%	09/15/20		820	842,170
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		8,780	8,729,386
Gtd. Notes, 144A
5.625%	11/15/23		1,350	1,427,142
Marathon Oil Corp.,
Sr. Unsec’d. Notes
2.800%	11/01/22		2,050	1,925,430

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
MetLife, Inc.,
Sr. Unsec’d. Notes
4.368%	09/15/23		2,150	$2,213,484
Microsoft Corp.,
Sr. Unsec’d. Notes
1.550%	08/08/21		4,300	4,177,307
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
1.750%	03/11/24	EUR	1,475	1,727,891
2.375%	07/23/19		8,925	8,886,212
7.300%	05/13/19		9,250	9,390,401
Mylan, Inc.,
Gtd. Notes, 144A
5.200%	04/15/48		2,715	2,238,642
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
1.125%	03/01/25	EUR	1,370	1,575,546
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22		1,625	1,606,860
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22		2,922	2,930,676
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22		1,375	1,371,961
Sub. Notes
3.900%	04/29/24		1,555	1,541,707
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22		900	893,966
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.400%	01/18/23		3,745	3,593,887
SCANA Corp.,
Sr. Unsec’d. Notes, MTN
6.250%	04/01/20		5,000	5,123,021
Southern Co. (The),
Sr. Unsec’d. Notes
2.150%	09/01/19		6,050	6,012,848
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.950%	12/01/25		1,105	1,152,132
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20		7,021	7,119,467
6.550%	05/01/37		675	692,712
8.250%	04/01/19		3,725	3,766,803
8.750%	02/14/19		3,500	3,519,542
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	03/15/23		5,575	6,360,111
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20		3,850	3,836,240
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24		1,925	1,910,684

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/21		3,350	$3,385,885
4.272%	01/15/36		750	700,405
5.500%	03/16/47		900	957,074
Viacom, Inc.,
Sr. Unsec’d. Notes
3.875%	12/15/21		4,925	4,954,485
4.250%	09/01/23		7,725	7,694,852
4.375%	03/15/43		808	637,967
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24		4,075	3,941,915
4.600%	04/01/21		1,350	1,382,426
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
1.750%	05/24/19		3,900	3,880,181
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
3.289%(c)	05/24/19		3,900	3,903,750
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22		2,300	2,250,834
3.600%	03/15/22		1,340	1,314,821
4.500%	11/15/23		10	10,053

				297,219,367

TOTAL CORPORATE BONDS (cost $504,321,096)				495,212,516

MUNICIPAL BONDS — 0.4%
California — 0.2%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs
6.398%	05/15/31		925	1,113,423
6.548%	05/15/48		2,370	3,124,964
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		475	652,041

				4,890,428

New Jersey — 0.2%
New Jersey Turnpike Authority,
Revenue Bonds, BABs
7.414%	01/01/40		2,175	3,064,575

TOTAL MUNICIPAL BONDS (cost $7,988,387)				7,955,003

SOVEREIGN BONDS — 45.3%
Australia — 1.5%
Australia Government Bond,
Sr. Unsec’d. Notes
2.750%	04/21/24	AUD	14,125	10,307,942
3.000%	03/21/47	AUD	8,739	6,368,400
5.750%	05/15/21	AUD	14,460	11,097,224

				27,773,566

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Austria — 0.5%
Austria Government Bond,
Sr. Unsec’d. Notes, 144A
2.100%	09/20/2117		EUR	200	$264,893
3.650%	04/20/22		EUR	4,410	5,728,660
4.150%	03/15/37		EUR	2,355	4,097,477

					10,091,030

Belgium — 0.9%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes
3.750%	06/22/45		EUR	1,375	2,267,355
Sr. Unsec’d. Notes, 144A
1.900%	06/22/38		EUR	690	841,592
Unsec’d. Notes
3.000%	09/28/19		EUR	2,030	2,388,510
Unsec’d. Notes, 144A
0.800%	06/22/25		EUR	6,375	7,545,740
5.000%	03/28/35		EUR	1,920	3,381,069

					16,424,266

Canada — 1.8%
Canadian Government Bond,
Bonds
0.500%	03/01/22		CAD	6,600	4,630,974
3.500%	12/01/45		CAD	5,200	4,814,533
4.000%	06/01/41		CAD	1,839	1,776,672
Unsec’d. Notes
5.000%	06/01/37		CAD	1,250	1,311,072
Province of Alberta,
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29		CAD	2,500	1,813,013
Province of British Columbia,
Debentures
4.700%	06/18/37		CAD	1,000	900,549
Province of Ontario,
Sr. Unsec’d. Notes
2.500%	04/27/26			2,050	1,979,469
Unsec’d. Notes
3.450%	06/02/45		CAD	3,490	2,666,839
3.500%	06/02/24		CAD	5,665	4,346,721
Province of Quebec,
Sr. Unsec’d. Notes
2.750%	04/12/27	(a)		1,975	1,920,500
Unsec’d. Notes
3.000%	09/01/23		CAD	9,360	7,022,640
3.500%	12/01/45		CAD	1,795	1,394,405

					34,577,387

Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.875%	04/25/27			1,975	1,886,124

Croatia — 0.5%
Croatia Government International Bond,
Sr. Unsec’d. Notes
6.750%	11/05/19			9,325	9,566,667

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Czech Republic — 0.1%
Czech Republic Government Bond,
Bonds
3.850%	09/29/21	CZK	30,900	$1,454,805

Denmark — 0.3%
Denmark Government Bond,
Bonds
1.500%	11/15/23	DKK	960	159,839
1.750%	11/15/25	DKK	21,780	3,747,524
4.500%	11/15/39	DKK	3,730	995,496

				4,902,859

Finland — 0.2%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
1.500%	04/15/23	EUR	2,625	3,231,211
Unsec’d. Notes, 144A
0.500%	09/15/27	EUR	1,400	1,615,573

				4,846,784

France — 2.3%
French Republic Government Bond OAT,
Bonds
0.000%	02/25/21	EUR	7,355	8,512,339
0.000%	03/25/23	EUR	16,250	18,730,108
3.250%	05/25/45	EUR	5,795	9,127,535
4.750%	04/25/35	EUR	2,665	4,714,539
Bonds, 144A
1.250%	05/25/36	EUR	795	910,690
1.750%	06/25/39	EUR	974	1,195,904

				43,191,115

Germany — 5.4%
Bundesobligation,
Bonds
0.000%	04/14/23	EUR	3,570	4,157,535
0.000%	10/13/23	EUR	37,856	44,033,868
Bundesrepublik Deutschland Bundesanleihe,
Bonds
0.500%	02/15/28	EUR	14,070	16,592,473
2.250%	09/04/21	EUR	25,073	30,920,006
2.500%	07/04/44	EUR	1,285	2,044,395
2.500%	08/15/46	EUR	380	612,923
4.250%	07/04/39	EUR	1,935	3,730,132

				102,091,332

Indonesia — 0.2%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes
6.625%	05/15/33	IDR	58,039,000	3,515,436

Ireland — 0.3%
Ireland Government Bond,
Bonds
2.000%	02/18/45	EUR	730	882,392
Unsec’d. Notes
0.800%	03/15/22	EUR	3,415	4,038,730
1.000%	05/15/26	EUR	60	70,758

				4,991,880

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Israel — 0.2%
Israel Government Bond,
Bonds
2.000%	03/31/27	ILS	7,376	$1,957,721
4.250%	03/31/23	ILS	3,350	1,003,098

				2,960,819

Italy — 3.5%
Italy Buoni Poliennali del Tesoro,
Bonds
0.050%	04/15/21	EUR	8,380	9,453,263
0.700%	05/01/20	EUR	10,580	12,171,746
0.950%	03/01/23	EUR	7,785	8,692,148
2.050%	08/01/27	EUR	17,240	19,009,254
2.500%	11/15/25	EUR	5,955	6,905,505
Bonds, 144A
2.950%	09/01/38	EUR	2,035	2,218,395
Unsec’d. Notes, 144A
3.250%	09/01/46	EUR	295	328,973
3.450%	03/01/48	EUR	1,110	1,260,083
4.000%	02/01/37	EUR	1,420	1,803,382
4.750%	09/01/44	EUR	1,470	2,030,971
5.000%	09/01/40	EUR	1,650	2,318,785

				66,192,505

Japan — 16.3%
Japan Government Five Year Bond,
Sr. Unsec’d. Notes
0.100%	12/20/19	JPY	2,715,950	24,838,658
0.100%	06/20/20	JPY	1,557,800	14,264,164
0.100%	12/20/21	JPY	2,904,100	26,688,680
Japan Government Forty Year Bond,
Sr. Unsec’d. Notes
0.400%	03/20/56	JPY	84,100	663,362
1.900%	03/20/53	JPY	95,900	1,165,482
Japan Government Ten Year Bond,
Sr. Unsec’d. Notes
0.100%	06/20/26	JPY	3,783,850	35,115,357
0.100%	03/20/27	JPY	3,135,700	29,077,427
0.300%	12/20/24	JPY	4,332,450	40,561,504
1.100%	03/20/21	JPY	1,164,200	10,911,859
Japan Government Thirty Year Bond,
Sr. Unsec’d. Notes
0.300%	06/20/46	JPY	1,505,400	12,398,656
0.800%	09/20/47	JPY	395,100	3,688,537
1.800%	03/20/43	JPY	2,414,500	27,878,272
1.900%	09/20/42	JPY	622,800	7,293,417
2.300%	03/20/39	JPY	243,400	2,976,429
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes
0.200%	06/20/36	JPY	608,900	5,357,631
0.700%	03/20/37	JPY	745,750	7,102,536
1.700%	06/20/33	JPY	2,830,300	31,110,963
2.100%	03/20/27	JPY	723,850	7,795,562
2.100%	12/20/27	JPY	1,793,450	19,527,587

				308,416,083

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexico — 0.5%
Mexican Bonos,
Bonds
7.500%	06/03/27	MXN	46,735	$2,208,754
10.000%	12/05/24	MXN	64,919	3,508,645
Mexico Government International Bond,
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26		4,025	3,934,438

				9,651,837

Netherlands — 0.6%
Netherlands Government Bond,
Bonds, 144A
0.000%	01/15/24	EUR	3,245	3,749,089
0.750%	07/15/27	EUR	3,460	4,121,308
3.750%	01/15/42	EUR	1,210	2,241,742
4.000%	01/15/37	EUR	970	1,723,080

				11,835,219

New Zealand — 0.2%
New Zealand Government Bond,
Sr. Unsec’d. Notes
4.500%	04/15/27	NZD	1,855	1,460,284
5.000%	03/15/19	NZD	4,745	3,205,721

				4,666,005

Norway — 0.3%
Norway Government Bond,
Bonds, 144A
1.750%	02/17/27	NOK	11,240	1,304,812
4.500%	05/22/19	NOK	38,125	4,469,706

				5,774,518

Poland — 0.5%
Poland Government Bond,
Bonds
2.500%	07/25/26	PLN	15,660	4,140,599
Poland Government International Bond,
Sr. Unsec’d. Notes, MTN
1.500%	01/19/26	EUR	4,250	5,076,393

				9,216,992

Portugal — 0.3%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A
2.200%	10/17/22	EUR	3,370	4,161,214
4.125%	04/14/27	EUR	1,755	2,413,567

				6,574,781

Qatar — 0.1%
Qatar Government International Bond,
Sr. Unsec’d. Notes
3.250%	06/02/26		2,000	1,931,407

Romania — 0.1%
Romanian Government International Bond,
Unsec’d. Notes, MTN
2.875%	05/26/28	EUR	1,750	2,003,079

Russia — 0.1%
Russian Federal Bond,
Bonds
8.150%	02/03/27	RUB	85,550	1,203,287

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Singapore — 0.2%
Singapore Government Bond,
Sr. Unsec’d. Notes
3.500%	03/01/27	SGD	3,760	$3,081,167

Slovakia — 0.0%
Slovakia Government Bond,
Sr. Unsec’d. Notes
3.375%	11/15/24	EUR	45	60,945

Slovenia — 0.0%
Slovenia Government Bond,
Bonds
3.125%	08/07/45	EUR	405	572,373

South Korea — 1.4%
Korea Treasury Bond,
Sr. Unsec’d. Notes
1.750%	06/10/20	KRW	5,493,760	4,917,225
2.125%	03/10/47	KRW	980,830	914,260
2.375%	03/10/23	KRW	4,791,340	4,372,272
2.375%	12/10/27	KRW	1,751,810	1,618,826
2.625%	03/10/48	KRW	1,472,320	1,518,396
2.750%	12/10/44	KRW	1,299,710	1,343,984
4.000%	12/10/31	KRW	4,854,540	5,349,044
4.250%	06/10/21	KRW	7,311,090	6,922,170

				26,956,177

Spain — 2.0%
Spain Government Bond,
Bonds
0.050%	10/31/21	EUR	10,535	12,104,079
0.350%	07/30/23	EUR	2,895	3,318,687
Sr. Unsec’d. Notes, 144A
2.700%	10/31/48	EUR	280	326,527
2.900%	10/31/46	EUR	2,247	2,756,005
4.900%	07/30/40	EUR	2,385	3,939,454
Unsec’d. Notes, 144A
1.500%	04/30/27	EUR	13,600	15,928,606

				38,373,358

Sweden — 0.3%
Sweden Government Bond,
Bonds
1.000%	11/12/26	SEK	32,215	3,830,713
3.500%	06/01/22	SEK	15,580	1,980,919
5.000%	12/01/20	SEK	7,165	892,291

				6,703,923

Switzerland — 0.5%
Swiss Confederation Government Bond,
Bonds
3.500%	04/08/33	CHF	1,317	1,984,410
Switzerland Government Bond,
Bonds
1.500%	04/30/42	CHF	880	1,133,283
2.000%	05/25/22	CHF	3,380	3,757,925
3.250%	06/27/27	CHF	2,585	3,432,377

				10,307,995

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Thailand — 0.3%
Thailand Government Bond,
Sr. Unsec’d. Notes
3.650%	12/17/21	THB	92,625	$2,985,230
4.675%	06/29/44	THB	53,275	2,027,408

				5,012,638

United Arab Emirates — 0.7%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		12,910	12,525,798

United Kingdom — 3.1%
United Kingdom Gilt,
Bonds
0.750%	07/22/23	GBP	2,000	2,530,251
1.000%	04/22/24	GBP	3,254	4,152,234
1.500%	07/22/47	GBP	5,720	6,744,265
2.500%	07/22/65	GBP	1,130	1,796,071
3.500%	01/22/45	GBP	3,019	5,149,227
3.750%	09/07/20	GBP	6,355	8,501,003
3.750%	09/07/21	GBP	4,026	5,537,110
4.250%	06/07/32	GBP	1,154	1,957,231
4.250%	03/07/36	GBP	945	1,662,744
4.250%	12/07/40	GBP	3,480	6,404,782
4.250%	12/07/46	GBP	6,020	11,688,642
4.750%	12/07/38	GBP	1,180	2,262,616

				58,386,176

TOTAL SOVEREIGN BONDS (cost $848,890,148)				857,720,333

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.2%
Federal Home Loan Mortgage Corp.
2.500%	06/01/30		617	603,770
2.500%	07/01/30		273	267,067
2.500%	09/01/30		248	243,080
3.000%	06/01/30		187	186,516
3.000%	07/01/30		135	135,066
3.000%	07/01/30		127	126,646
3.000%	07/01/35		132	131,593
3.000%	09/01/35		704	700,413
3.000%	01/01/37		421	416,837
3.000%	02/01/37		591	584,123
3.000%	05/01/45		534	521,882
3.000%	08/01/46		2,296	2,240,873
3.000%	09/01/46		3,885	3,790,637
3.000%	02/01/47		2,625	2,560,348
3.000%	01/01/48		1,749	1,704,621
3.500%	01/01/26		55	55,820
3.500%	05/01/30		107	108,639
3.500%	06/01/30		22	22,274
3.500%	10/01/30		177	179,712
3.500%	07/01/35		148	149,387
3.500%	08/01/42		665	669,586
3.500%	01/01/44		729	734,598
3.500%	07/01/45		835	837,442
3.500%	09/01/47		6,404	6,404,948
3.500%	10/01/47		830	829,978

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/47	9,381	$9,379,411
3.500%	12/01/47	1,843	1,842,244
4.000%	06/01/42	425	437,662
4.000%	09/01/44	814	832,466
4.000%	04/01/45	283	289,211
4.000%	05/01/45	512	523,409
4.000%	02/01/46	3,010	3,072,433
4.000%	05/01/46	913	932,058
4.000%	01/01/47	779	801,190
4.000%	12/01/47	2,039	2,079,988
4.000%	12/01/47	438	447,192
4.000%	09/01/48	194	198,264
4.000%	11/01/48	397	404,677
4.500%	12/01/34	170	176,581
4.500%	09/01/40	161	168,747
4.500%	03/01/41	856	896,004
4.500%	07/01/41	276	288,516
4.500%	03/01/44	319	331,723
4.500%	07/01/45	100	103,282
4.500%	12/01/45	2,056	2,136,269
4.500%	10/01/48	3,754	3,886,508
5.000%	05/01/38	930	984,492
5.000%	12/01/38	72	75,724
5.000%	11/01/41	96	101,571
5.000%	02/01/42	1,005	1,064,332
5.500%	08/01/40	54	58,046
5.500%	06/01/41	288	309,948
6.000%	11/01/37	11	12,404
Federal National Mortgage Assoc.
2.000%	04/01/30	74	71,168
2.000%	07/01/30	283	270,995
2.000%	08/01/30	80	76,859
2.000%	04/01/31	260	248,830
2.500%	05/01/30	409	400,650
2.500%	05/01/30	75	73,064
2.500%	06/01/30	160	156,182
2.500%	07/01/30	426	417,566
2.500%	07/01/30	377	369,570
2.500%	07/01/30	373	365,460
2.500%	08/01/30	203	199,239
2.500%	07/01/31	784	766,219
2.500%	04/01/37	3,663	3,520,237
2.500%	04/01/43	50	47,680
2.500%	09/01/43	118	112,115
2.500%	04/01/45	61	57,358
2.500%	09/01/46	88	83,314
3.000%	06/01/30	551	551,788
3.000%	07/01/30	606	606,534
3.000%	07/01/30	378	378,266
3.000%	07/01/30	78	78,056
3.000%	09/01/30	385	385,731
3.000%	11/01/30	199	199,515
3.000%	03/01/31	652	651,031
3.000%	02/01/32	1,956	1,952,777
3.000%	03/01/35	226	225,263
3.000%	09/01/35	406	403,645
3.000%	09/01/35	114	113,656
3.000%	03/01/36	200	197,784

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	02/01/37	340	$336,291
3.000%	06/01/45	1,236	1,211,658
3.000%	07/01/45	478	467,255
3.000%	08/01/45	1,438	1,407,933
3.000%	01/01/46	230	224,650
3.000%	10/01/46	955	931,263
3.000%	10/01/46	755	736,155
3.000%	11/01/46	2,570	2,506,273
3.000%	12/01/46	4,007	3,907,732
3.000%	12/01/46	1,067	1,041,006
3.000%	02/01/47	3,597	3,508,048
3.500%	11/01/25	125	126,763
3.500%	11/01/26	634	641,714
3.500%	09/01/29	99	100,881
3.500%	12/01/29	249	252,162
3.500%	04/01/30	131	133,208
3.500%	05/01/30	221	223,932
3.500%	10/01/30	403	408,627
3.500%	01/01/35	77	77,985
3.500%	08/01/35	50	50,503
3.500%	02/01/36	1,025	1,037,983
3.500%	02/01/37	323	325,890
3.500%	06/01/43	1,578	1,590,344
3.500%	08/01/47	762	762,602
3.500%	09/01/47	4,704	4,707,433
3.500%	10/01/47	2,644	2,645,028
3.500%	12/01/47	2,973	2,972,984
3.500%	01/01/48	2,826	2,826,390
3.500%	04/01/48	2,689	2,689,123
3.500%	05/01/48	1,448	1,447,769
3.500%	09/01/57	3,052	3,037,678
4.000%	04/01/25	81	83,127
4.000%	04/01/26	49	50,409
4.000%	05/01/27	52	52,877
4.000%	04/01/29	362	370,620
4.000%	05/01/32	30	31,183
4.000%	04/01/35	477	488,656
4.000%	03/01/41	1,051	1,080,207
4.000%	11/01/42	1,006	1,034,405
4.000%	06/01/44	402	410,517
4.000%	03/01/45	313	320,043
4.000%	01/01/46	1,098	1,120,868
4.000%	03/01/46	1,905	1,943,736
4.000%	06/01/46	89	90,524
4.000%	04/01/47	1,482	1,512,609
4.000%	10/01/47	4,656	4,747,636
4.000%	11/01/47	1,443	1,477,507
4.000%	12/01/47	3,661	3,735,635
4.000%	01/01/48	2,310	2,356,511
4.000%	09/01/48	1,369	1,395,589
4.000%	11/01/48	3,973	4,050,471
4.500%	04/01/25	44	45,605
4.500%	01/01/34	23	24,057
4.500%	11/01/39	107	112,341
4.500%	03/01/40	71	74,574
4.500%	08/01/40	411	430,098
4.500%	02/01/41	316	330,836
4.500%	06/01/41	1,006	1,054,049

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/41	166	$173,184
4.500%	01/01/42	518	542,340
4.500%	01/01/43	503	526,674
4.500%	03/01/44	251	261,553
4.500%	06/01/44	83	86,983
4.500%	01/01/45	123	127,895
5.000%	07/01/28	12	12,883
5.000%	12/01/35	67	70,984
5.000%	05/01/38	459	484,196
5.000%	10/01/41	346	367,414
5.500%	05/01/37	42	45,703
5.500%	07/01/38	220	235,067
5.500%	05/01/39	306	326,942
5.500%	05/01/40	247	262,025
5.500%	07/01/41	374	400,547
5.500%	09/01/41	289	310,635
5.500%	02/01/42	1,349	1,436,352
6.000%	02/01/36	139	151,656
6.000%	11/01/38	156	170,398
6.000%	09/01/39	364	396,941
6.000%	06/01/40	200	217,954
6.000%	05/01/41	106	115,206
Government National Mortgage Assoc.
2.500%	01/20/47	465	445,712
3.000%	11/20/43	1,548	1,537,459
3.000%	01/15/45	296	291,478
3.000%	01/15/45	158	155,441
3.000%	03/15/45	328	322,920
3.000%	07/15/45	32	31,161
3.000%	01/20/47	3,090	3,045,133
3.000%	03/20/47	1,305	1,286,724
3.000%	06/20/47	5,007	4,934,078
3.000%	08/20/47	2,886	2,843,513
3.500%	07/15/42	100	101,252
3.500%	04/15/45	363	365,892
3.500%	07/20/47	12,182	12,262,433
3.500%	08/20/47	3,051	3,071,303
3.500%	09/20/47	636	639,874
3.500%	11/20/47	3,115	3,135,290
3.500%	12/20/47	467	470,326
4.000%	01/15/41	108	111,319
4.000%	03/15/44	501	516,229
4.000%	05/15/45	212	217,748
4.000%	01/20/46	916	941,769
4.000%	02/20/46	315	323,675
4.000%	03/20/46	1,445	1,486,649
4.000%	07/20/47	3,782	3,876,458
4.500%	04/15/40	116	121,511
4.500%	10/15/41	287	299,200
4.500%	07/20/44	1,006	1,054,581
4.500%	04/20/45	1,265	1,326,738
5.000%	06/15/38	146	154,008
5.000%	01/15/39	106	112,419
5.000%	06/15/39	215	227,532
5.000%	12/15/39	184	195,422
5.000%	10/20/42	75	79,139

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/15/44		864	$908,026
5.500%	03/15/37		31	33,875

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $197,964,790)				193,432,532

U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Notes
1.375%	04/30/20	(h)	6,785	6,680,575
1.500%	08/15/20	(k)	56,300	55,378,527
2.000%	11/15/26	(h)(k)	16,175	15,440,175
2.500%	05/15/24		15,985	15,955,653

TOTAL U.S. TREASURY OBLIGATIONS (cost $92,478,735)				93,454,930

TOTAL LONG-TERM INVESTMENTS (cost $1,789,259,146)				1,784,599,874

			Shares

SHORT-TERM INVESTMENTS — 3.5%
AFFILIATED MUTUAL FUND — 0.1%
PGIM Institutional Money Market Fund (cost 2,287,179; includes $2,284,575 of cash collateral for securities on loan)(b)(w)			2,287,181	2,286,952

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATION(n) — 0.3%
U.S. Treasury Bills
(cost $4,320,045)
2.329%	01/08/19		4,322	4,320,381

COMMERCIAL PAPER(n) — 3.1%
Cigna Corp.
3.092%	02/27/19		19,088	18,997,956
Duke Energy Corp.
2.668%	01/08/19		20,450	20,437,712
Energy Transfer
3.109%	01/07/19		19,725	19,713,953

TOTAL COMMERCIAL PAPER (cost $59,149,448)				59,149,621

TOTAL SHORT-TERM INVESTMENTS (cost $65,756,672)				65,756,954

TOTAL INVESTMENTS — 97.8% (cost $1,855,015,818)				1,850,356,828
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 2.2%				41,099,133

NET ASSETS — 100.0%				$1,891,455,961

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,237,456; cash collateral of $2,284,575 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
597	90 Day Euro Dollar	Dec. 2019	$145,294,875	$382,075
231	2 Year U.S. Treasury Notes	Mar. 2019	49,044,188	152,141
153	5 Year Euro-Bobl	Mar. 2019	23,230,743	40,356
656	5 Year U.S. Treasury Notes	Mar. 2019	75,235,000	498,790
423	10 Year Australian Treasury Bonds	Mar. 2019	300,602,382	369,817
28	10 Year U.K. Gilt	Mar. 2019	4,395,789	(6,481)
908	10 Year U.S. Treasury Notes	Mar. 2019	110,790,187	1,056,271
480	10 Year U.S. Ultra Treasury Notes	Mar. 2019	62,437,500	1,861,781
532	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	85,469,125	1,579,716
134	Euro Schatz Index	Mar. 2019	17,186,219	3,071
142	Euro-OAT	Mar. 2019	24,534,653	(26,951)
				5,910,586
Short Positions:
597	90 Day Euro Dollar	Dec. 2020	145,563,525	(484,687)
46	3 Year Australian Treasury Bonds	Mar. 2019	9,885,501	(11,522)
211	10 Year Canadian Government Bonds	Mar. 2019	21,138,639	(54,663)
12	10 Year Euro-Bund.	Mar. 2019	2,248,513	(1,306)
69	20 Year U.S. Treasury Bonds	Mar. 2019	10,074,000	(334,258)
3	30 Year Euro Buxl	Mar. 2019	620,837	(275)
1,093	Euro Currency	Mar. 2019	157,426,156	(1,496,043)
116	Euro-BTP Italian Government Bond	Mar. 2019	16,988,188	(700,726)

				(3,083,480)

				$2,827,106

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/11/19	Bank of America, N.A.	AUD	50,795	$37,396,954	$35,785,920	$—	$(1,611,034)
Expiring 01/11/19	Citibank, N.A.	AUD	1,208	867,996	851,056	—	(16,940)
Expiring 01/11/19	Citibank, N.A.	AUD	805	587,698	567,136	—	(20,562)
Expiring 01/11/19	Deutsche Bank AG	AUD	2,960	2,140,332	2,085,370	—	(54,962)
Expiring 01/11/19	Deutsche Bank AG	AUD	897	645,515	631,951	—	(13,564)
Expiring 01/11/19	Deutsche Bank AG	AUD	755	549,614	531,910	—	(17,704)
Expiring 01/11/19	Deutsche Bank AG	AUD	705	497,099	496,684	—	(415)
Expiring 01/11/19	Deutsche Bank AG	AUD	525	381,723	369,871	—	(11,852)
Expiring 01/11/19	Deutsche Bank AG	AUD	491	357,444	345,918	—	(11,526)
Expiring 01/11/19	Deutsche Bank AG	AUD	478	343,251	336,759	—	(6,492)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	3,515	2,535,826	2,476,375	—	(59,451)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	1,166	844,154	821,467	—	(22,687)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	840	606,855	591,794	—	(15,061)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	740	531,132	521,342	—	(9,790)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	725	510,258	510,775	517	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	700	510,633	493,162	—	(17,471)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	700	517,848	493,161	—	(24,687)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	690	499,467	486,117	—	(13,350)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	491	355,444	345,917	—	(9,527)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	490	353,584	345,214	—	(8,370)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	490	353,981	345,213	—	(8,768)

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	490	$354,147	$345,213	$—	$(8,934)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	478	345,544	336,759	—	(8,785)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	414	291,706	291,670	—	(36)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	414	291,887	291,669	—	(218)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	414	293,467	291,670	—	(1,797)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	414	294,236	291,670	—	(2,566)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	414	294,869	291,670	—	(3,199)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	414	295,869	291,670	—	(4,199)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	414	297,257	291,670	—	(5,587)
Brazilian Real,
Expiring 01/03/19	Deutsche Bank AG	BRL	9,038	2,337,454	2,331,515	—	(5,939)
Expiring 01/03/19	Deutsche Bank AG	BRL	5,140	1,321,643	1,325,956	4,313	—
Expiring 02/04/19	JPMorgan Chase Bank, N.A.	BRL	1,745	449,684	449,217	—	(467)
Expiring 02/04/19	JPMorgan Chase Bank, N.A.	BRL	1,730	449,537	445,356	—	(4,181)
British Pound,
Expiring 01/11/19	Citibank, N.A.	GBP	10,838	13,764,020	13,822,116	58,096	—
Expiring 01/11/19	Citibank, N.A.	GBP	1,419	1,812,899	1,809,705	—	(3,194)
Expiring 01/11/19	Citibank, N.A.	GBP	922	1,181,564	1,175,862	—	(5,702)
Expiring 01/11/19	Citibank, N.A.	GBP	150	191,225	191,300	75	—
Expiring 01/11/19	Deutsche Bank AG	GBP	10,473	13,367,602	13,356,618	—	(10,984)
Expiring 01/11/19	Deutsche Bank AG	GBP	616	788,519	785,608	—	(2,911)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	GBP	786	997,470	1,002,416	4,946	—
Canadian Dollar,
Expiring 01/11/19	Bank of America, N.A.	CAD	3,233	2,369,944	2,368,872	—	(1,072)
Expiring 01/11/19	Deutsche Bank AG	CAD	782	594,572	572,984	—	(21,588)
Expiring 01/11/19	Deutsche Bank AG	CAD	700	525,295	512,901	—	(12,394)
Expiring 01/11/19	Deutsche Bank AG	CAD	467	343,008	342,178	—	(830)
Expiring 01/11/19	Deutsche Bank AG	CAD	400	295,998	293,087	—	(2,911)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	12,236	9,286,208	8,965,520	—	(320,688)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	807	605,433	591,303	—	(14,130)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	778	580,699	570,053	—	(10,646)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	775	579,182	567,855	—	(11,327)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	734	547,823	537,814	—	(10,009)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	710	535,063	520,229	—	(14,834)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	678	508,114	496,782	—	(11,332)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	516	389,424	378,081	—	(11,343)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	497	374,107	364,160	—	(9,947)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	467	346,840	342,178	—	(4,662)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	452	337,456	331,188	—	(6,268)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	452	338,314	331,188	—	(7,126)
Chilean Peso,
Expiring 01/11/19	Bank of America, N.A.	CLP	464,400	673,336	669,394	—	(3,942)
Chinese Renminbi,
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	CNH	29,170	4,235,006	4,246,159	11,153	—
Euro,
Expiring 01/11/19	Deutsche Bank AG	EUR	6,352	7,268,688	7,284,907	16,219	—
Expiring 01/11/19	Deutsche Bank AG	EUR	263	300,195	301,627	1,432	—
Expiring 01/11/19	Deutsche Bank AG	EUR	263	301,071	301,627	556	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	25,770	29,502,233	29,554,796	52,563	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	12,885	14,724,141	14,777,398	53,257	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	10,735	12,230,321	12,311,632	81,311	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	9,773	11,172,445	11,208,344	35,899	—

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	9,458	$10,772,898	$10,847,080	$74,182	$—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	8,976	10,299,063	10,294,290	—	(4,773)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	8,585	9,793,279	9,845,864	52,585	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	7,261	8,312,872	8,327,411	14,539	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	4,673	5,362,267	5,359,316	—	(2,951)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	3,840	4,359,590	4,403,974	44,384	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	1,367	1,561,393	1,567,769	6,376	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	962	1,094,643	1,103,287	8,644	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	915	1,044,578	1,049,385	4,807	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	914	1,043,514	1,048,238	4,724	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	736	841,130	844,095	2,965	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	555	636,664	636,512	—	(152)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	522	594,149	598,666	4,517	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	522	595,215	598,665	3,450	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	433	491,880	496,594	4,714	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	433	492,402	496,594	4,192	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	351	400,097	402,551	2,454	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	346	393,807	396,817	3,010	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	307	349,742	352,088	2,346	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	303	343,949	347,501	3,552	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	263	299,371	301,626	2,255	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	263	300,214	301,626	1,412	—
Hungarian Forint,
Expiring 01/11/19	Bank of America, N.A.	HUF	126,300	444,679	451,101	6,422	—
Expiring 01/11/19	Citibank, N.A.	HUF	147,300	525,774	526,105	331	—
Expiring 01/11/19	Citibank, N.A.	HUF	139,800	498,361	499,318	957	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	HUF	126,200	450,956	450,744	—	(212)
Indian Rupee,
Expiring 01/11/19	Bank of America, N.A.	INR	102,068	1,457,864	1,460,061	2,197	—
Expiring 01/11/19	Bank of America, N.A.	INR	37,310	519,928	533,712	13,784	—
Expiring 01/11/19	Citibank, N.A.	INR	51,920	741,555	742,704	1,149	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	INR	88,950	1,255,753	1,272,411	16,658	—
Indonesian Rupiah,
Expiring 01/11/19	Deutsche Bank AG	IDR	45,515,500	3,177,347	3,161,365	—	(15,982)
Israeli Shekel,
Expiring 01/11/19	Citibank, N.A.	ILS	3,820	1,027,115	1,022,572	—	(4,543)
Expiring 01/11/19	Citibank, N.A.	ILS	1,960	522,176	524,671	2,495	—
Japanese Yen,
Expiring 01/11/19	Bank of America, N.A.	JPY	2,760,600	24,589,594	25,209,543	619,949	—
Expiring 01/11/19	Bank of America, N.A.	JPY	117,000	1,039,629	1,068,434	28,805	—
Expiring 01/11/19	Citibank, N.A.	JPY	1,129,177	9,988,027	10,311,540	323,513	—
Expiring 01/11/19	Citibank, N.A.	JPY	252,900	2,259,456	2,309,459	50,003	—
Expiring 01/11/19	Deutsche Bank AG	JPY	21,455,295	189,580,296	195,927,768	6,347,472	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,399,625	12,467,876	12,781,246	313,370	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,399,625	12,469,375	12,781,246	311,871	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,399,625	12,469,919	12,781,246	311,327	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,399,625	12,472,475	12,781,246	308,771	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,383,538	12,240,774	12,634,341	393,567	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,383,538	12,278,132	12,634,341	356,209	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,383,538	12,285,066	12,634,341	349,275	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,383,538	12,285,219	12,634,341	349,122	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,280,494	11,616,660	11,693,352	76,692	—

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	553,415	$4,922,132	$5,053,734	$131,602	$—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	150,390	1,338,136	1,373,348	35,212	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	116,949	1,036,499	1,067,968	31,469	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	66,828	593,034	610,267	17,233	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	66,828	594,584	610,267	15,683	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	62,037	547,880	566,517	18,637	—
Mexican Peso,
Expiring 01/11/19	Citibank, N.A.	MXN	145,420	7,157,201	7,386,131	228,930	—
Expiring 01/11/19	Citibank, N.A.	MXN	17,820	893,309	905,108	11,799	—
Expiring 01/11/19	Deutsche Bank AG	MXN	8,960	450,183	455,093	4,910	—
Expiring 01/11/19	Deutsche Bank AG	MXN	8,890	447,204	451,538	4,334	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	MXN	8,870	447,760	450,523	2,763	—
New Taiwanese Dollar,
Expiring 01/11/19	Bank of America, N.A.	TWD	59,835	1,952,839	1,948,908	—	(3,931)
Expiring 01/11/19	Deutsche Bank AG	TWD	65,580	2,150,869	2,136,031	—	(14,838)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	TWD	54,445	1,780,412	1,773,349	—	(7,063)
New Zealand Dollar,
Expiring 01/11/19	Citibank, N.A.	NZD	4,585	3,074,233	3,078,081	3,848	—
Expiring 01/11/19	Citibank, N.A.	NZD	1,060	710,467	711,617	1,150	—
Expiring 01/11/19	Citibank, N.A.	NZD	39	27,039	26,182	—	(857)
Expiring 01/11/19	Deutsche Bank AG	NZD	506	339,230	339,697	467	—
Expiring 01/11/19	Deutsche Bank AG	NZD	434	290,688	291,360	672	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	608	417,520	408,173	—	(9,347)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	608	418,824	408,173	—	(10,651)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	530	362,895	355,809	—	(7,086)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	506	344,190	339,697	—	(4,493)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	505	343,461	339,025	—	(4,436)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	505	344,971	339,026	—	(5,945)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	434	291,266	291,360	94	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	434	291,577	291,361	—	(216)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	434	292,376	291,361	—	(1,015)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	434	293,707	291,360	—	(2,347)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	434	293,797	291,360	—	(2,437)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	434	295,433	291,360	—	(4,073)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	433	291,958	290,689	—	(1,269)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	361	245,744	242,353	—	(3,391)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	324	220,326	217,514	—	(2,812)
Norwegian Krone,
Expiring 01/11/19	Deutsche Bank AG	NOK	8,097	929,762	936,952	7,190	—
Expiring 01/11/19	Deutsche Bank AG	NOK	3,505	409,270	405,584	—	(3,686)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	113,202	13,287,005	13,099,277	—	(187,728)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	8,097	927,592	936,952	9,360	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	7,249	850,003	838,825	—	(11,178)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	7,245	849,115	838,363	—	(10,752)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	6,392	747,547	739,657	—	(7,890)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	5,118	582,323	592,234	9,911	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	4,688	535,637	542,476	6,839	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	3,505	409,141	405,584	—	(3,557)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,983	342,476	345,181	2,705	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,983	345,576	345,181	—	(395)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,887	339,463	334,072	—	(5,391)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,557	295,603	295,885	282	—

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Norwegian Krone (continued),
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,557	$296,771	$295,885	$—	$(886)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	1,031	120,114	119,303	—	(811)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	852	99,824	98,590	—	(1,234)
Peruvian Nuevo Sol,
Expiring 01/11/19	Citibank, N.A.	PEN	3,235	966,321	959,951	—	(6,370)
Expiring 01/11/19	Citibank, N.A.	PEN	3,235	968,105	959,950	—	(8,155)
Expiring 01/11/19	Citibank, N.A.	PEN	3,025	898,026	897,635	—	(391)
Polish Zloty,
Expiring 01/11/19	Citibank, N.A.	PLN	4,270	1,134,651	1,141,244	6,593	—
Russian Ruble,
Expiring 01/11/19	Bank of America, N.A.	RUB	4,852	72,505	69,522	—	(2,983)
Expiring 01/11/19	Citibank, N.A.	RUB	34,980	527,443	501,209	—	(26,234)
Singapore Dollar,
Expiring 01/11/19	Citibank, N.A.	SGD	1,516	1,109,369	1,112,566	3,197	—
Expiring 01/11/19	Citibank, N.A.	SGD	920	671,543	675,172	3,629	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SGD	815	596,009	598,114	2,105	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SGD	808	592,832	592,977	145	—
South African Rand,
Expiring 01/11/19	Bank of America, N.A.	ZAR	88,558	6,449,823	6,146,562	—	(303,261)
Expiring 01/11/19	Deutsche Bank AG	ZAR	8,440	592,056	585,797	—	(6,259)
Expiring 01/11/19	Deutsche Bank AG	ZAR	6,290	437,466	436,571	—	(895)
Expiring 01/11/19	Deutsche Bank AG	ZAR	2,916	212,980	202,392	—	(10,588)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	ZAR	34,709	2,506,336	2,409,054	—	(97,282)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	ZAR	34,709	2,509,290	2,409,054	—	(100,236)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	ZAR	34,709	2,517,485	2,409,054	—	(108,431)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	ZAR	34,709	2,519,957	2,409,055	—	(110,902)
South Korean Won,
Expiring 01/11/19	Deutsche Bank AG	KRW	502,520	447,839	450,530	2,691	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	KRW	978,440	877,257	877,212	—	(45)
Swedish Krona,
Expiring 01/11/19	Citibank, N.A.	SEK	5,330	595,560	601,950	6,390	—
Expiring 01/11/19	Deutsche Bank AG	SEK	4,918	541,882	555,421	13,539	—
Expiring 01/11/19	Deutsche Bank AG	SEK	3,952	435,890	446,324	10,434	—
Expiring 01/11/19	Deutsche Bank AG	SEK	3,127	347,071	353,151	6,080	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	10,507	1,159,199	1,186,621	27,422	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	7,830	864,243	884,291	20,048	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	6,110	682,872	690,040	7,168	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	4,918	544,949	555,420	10,471	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	4,918	546,407	555,420	9,013	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	4,024	447,885	454,456	6,571	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	3,762	415,014	424,866	9,852	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	3,762	415,507	424,866	9,359	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	3,580	397,473	404,311	6,838	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	3,356	372,430	379,014	6,584	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	3,161	349,161	356,991	7,830	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	3,128	344,299	353,265	8,966	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	3,127	347,292	353,152	5,860	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,893	319,392	326,724	7,332	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,714	298,670	306,509	7,839	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,714	299,800	306,509	6,709	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,714	301,232	306,508	5,276	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,714	301,768	306,509	4,741	—

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Swedish Krona (continued),
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,713	$299,397	$306,396	$6,999	$—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,713	300,151	306,396	6,245	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,713	300,237	306,396	6,159	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,713	300,239	306,396	6,157	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	2,261	249,130	255,349	6,219	—
Swiss Franc,
Expiring 01/11/19	Deutsche Bank AG	CHF	1,043	1,048,866	1,062,254	13,388	—
Thai Baht,
Expiring 01/11/19	Deutsche Bank AG	THB	13,885	428,887	426,508	—	(2,379)
Expiring 01/11/19	Deutsche Bank AG	THB	5,278	163,027	162,125	—	(902)
Expiring 01/11/19	Deutsche Bank AG	THB	5,278	163,027	162,125	—	(902)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	THB	135,830	4,155,856	4,172,317	16,461	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	THB	80,365	2,463,914	2,468,588	4,674	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	THB	14,450	441,225	443,863	2,638	—
Turkish Lira,
Expiring 01/11/19	Bank of America, N.A.	TRY	21,917	4,091,359	4,113,543	22,184	—

				$704,028,616	$712,004,392	11,608,280	(3,632,504)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/11/19	Bank of America, N.A.	AUD	93,234	$68,641,945	$65,684,899	$2,957,046	$—
Expiring 01/11/19	Bank of America, N.A.	AUD	8,870	6,367,028	6,249,062	117,966	—
Expiring 01/11/19	Bank of America, N.A.	AUD	620	445,321	436,801	8,520	—
Expiring 01/11/19	Citibank, N.A.	AUD	1,040	750,739	732,697	18,042	—
Expiring 01/11/19	Deutsche Bank AG	AUD	840	620,990	591,794	29,196	—
Expiring 01/11/19	Deutsche Bank AG	AUD	606	443,265	426,937	16,328	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	1,201	866,316	846,124	20,192	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	1,174	849,924	827,102	22,822	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	1,167	842,451	822,171	20,280	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	AUD	515	380,062	362,826	17,236	—
Brazilian Real,
Expiring 01/03/19	Deutsche Bank AG	BRL	12,198	3,154,710	3,146,694	8,016	—
Expiring 01/03/19	Deutsche Bank AG	BRL	1,980	516,351	510,776	5,575	—
Expiring 02/04/19	Bank of America, N.A.	BRL	1,750	445,576	450,504	—	(4,928)
Expiring 02/04/19	Deutsche Bank AG	BRL	5,140	1,318,896	1,323,197	—	(4,301)
British Pound,
Expiring 01/11/19	Bank of America, N.A.	GBP	9,416	12,036,426	12,008,585	27,841	—
Expiring 01/11/19	Citibank, N.A.	GBP	3,268	4,167,202	4,167,806	—	(604)
Expiring 01/11/19	Citibank, N.A.	GBP	1,585	2,019,499	2,021,411	—	(1,912)
Expiring 01/11/19	Deutsche Bank AG	GBP	84,868	108,324,418	108,235,408	89,010	—
Expiring 01/11/19	Deutsche Bank AG	GBP	9,416	12,024,675	12,008,585	16,090	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	GBP	3,767	4,808,067	4,804,199	3,868	—
Canadian Dollar,
Expiring 01/11/19	Citibank, N.A.	CAD	2,085	1,562,186	1,527,714	34,472	—
Expiring 01/11/19	Citibank, N.A.	CAD	1,790	1,312,204	1,311,562	642	—
Expiring 01/11/19	Deutsche Bank AG	CAD	1,356	1,030,156	993,563	36,593	—
Expiring 01/11/19	Deutsche Bank AG	CAD	457	344,194	334,851	9,343	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	47,570	36,102,069	34,855,327	1,246,742	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	1,743	1,302,560	1,277,125	25,435	—

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	1,517	$1,133,833	$1,111,531	$22,302	$—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	775	588,708	567,856	20,852	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	775	584,604	567,855	16,749	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	710	539,903	520,229	19,674	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	581	434,213	425,708	8,505	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	467	349,418	342,179	7,239	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	457	344,840	334,852	9,988	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	454	339,663	332,653	7,010	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	400	296,584	293,087	3,497	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	400	294,469	293,086	1,383	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CAD	334	248,259	244,727	3,532	—
Chilean Peso,
Expiring 01/11/19	Citibank, N.A.	CLP	393,900	586,292	567,775	18,517	—
Expiring 01/11/19	Citibank, N.A.	CLP	45,300	67,406	65,296	2,110	—
Chinese Renminbi,
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	CNH	14,168	2,056,961	2,062,378	—	(5,417)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	CNH	9,265	1,338,770	1,348,668	—	(9,898)
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	CNH	7,642	1,105,294	1,112,415	—	(7,121)
Colombian Peso,
Expiring 01/11/19	Citibank, N.A.	COP	2,294,734	707,683	706,197	1,486	—
Expiring 01/11/19	Citibank, N.A.	COP	461,350	142,278	141,979	299	—
Czech Koruna,
Expiring 01/11/19	Bank of America, N.A.	CZK	37,992	1,670,565	1,692,030	—	(21,465)
Danish Krone,
Expiring 01/11/19	Citibank, N.A.	DKK	31,678	4,838,039	4,866,239	—	(28,200)
Euro,
Expiring 01/11/19	Bank of America, N.A.	EUR	21,479	24,585,079	24,633,584	—	(48,505)
Expiring 01/11/19	Citibank, N.A.	EUR	1,425	1,631,079	1,634,287	—	(3,208)
Expiring 01/11/19	Deutsche Bank AG	EUR	1,336	1,518,303	1,532,216	—	(13,913)
Expiring 01/11/19	Deutsche Bank AG	EUR	915	1,039,857	1,049,384	—	(9,527)
Expiring 01/11/19	Deutsche Bank AG	EUR	368	418,904	422,047	—	(3,143)
Expiring 01/11/19	Deutsche Bank AG	EUR	305	349,370	349,795	—	(425)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	417,169	475,165,896	478,437,901	—	(3,272,005)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	1,775	2,030,362	2,035,691	—	(5,329)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	995	1,139,588	1,141,133	—	(1,545)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	834	949,974	956,489	—	(6,515)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	519	593,281	595,225	—	(1,944)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	483	551,711	553,938	—	(2,227)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	368	418,075	422,048	—	(3,973)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	307	350,595	352,088	—	(1,493)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	307	349,559	352,089	—	(2,530)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	305	348,465	349,795	—	(1,330)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	264	302,289	302,773	—	(484)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	264	302,062	302,773	—	(711)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	EUR	264	301,011	302,774	—	(1,763)
Hungarian Forint,
Expiring 01/11/19	Citibank, N.A.	HUF	333,000	1,175,545	1,189,363	—	(13,818)
Indian Rupee,
Expiring 01/11/19	Bank of America, N.A.	INR	41,060	579,944	587,355	—	(7,411)
Expiring 01/11/19	Citibank, N.A.	INR	84,480	1,161,397	1,208,469	—	(47,072)
Expiring 01/11/19	Deutsche Bank AG	INR	160,939	2,297,652	2,302,199	—	(4,547)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	INR	95,950	1,319,717	1,372,545	—	(52,828)

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Indonesian Rupiah,
Expiring 01/11/19	Deutsche Bank AG	IDR	15,359,000	$1,072,182	$1,066,789	$5,393	$—
Expiring 01/11/19	Deutsche Bank AG	IDR	7,374,000	514,047	512,175	1,872	—
Expiring 03/20/19	Citibank, N.A.	IDR	51,391,971	3,465,406	3,542,706	—	(77,300)
Israeli Shekel,
Expiring 01/11/19	Citibank, N.A.	ILS	18,659	5,023,989	4,994,807	29,182	—
Japanese Yen,
Expiring 01/11/19	Bank of America, N.A.	JPY	1,562,400	14,157,945	14,267,692	—	(109,747)
Expiring 01/11/19	Citibank, N.A.	JPY	217,000	1,978,417	1,981,624	—	(3,207)
Expiring 01/11/19	Citibank, N.A.	JPY	109,900	999,593	1,003,597	—	(4,004)
Expiring 01/11/19	Deutsche Bank AG	JPY	37,214,002	328,825,193	339,834,823	—	(11,009,630)
Expiring 01/11/19	Deutsche Bank AG	JPY	3,312,151	30,174,835	30,246,257	—	(71,422)
Expiring 01/11/19	Deutsche Bank AG	JPY	191,800	1,695,634	1,751,499	—	(55,865)
Expiring 01/11/19	Deutsche Bank AG	JPY	39,452	357,908	360,272	—	(2,364)
Expiring 01/11/19	Deutsche Bank AG	JPY	38,961	347,036	355,789	—	(8,753)
Expiring 01/11/19	Deutsche Bank AG	JPY	33,816	308,161	308,804	—	(643)
Expiring 01/11/19	Deutsche Bank AG	JPY	33,816	305,590	308,805	—	(3,215)
Expiring 01/11/19	Deutsche Bank AG	JPY	33,816	304,458	308,805	—	(4,347)
Expiring 01/11/19	Deutsche Bank AG	JPY	33,816	302,243	308,805	—	(6,562)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,656,075	14,928,900	15,123,123	—	(194,223)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,379,741	12,406,962	12,599,667	—	(192,705)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,256,067	11,386,278	11,470,288	—	(84,010)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,153,649	10,525,073	10,535,016	—	(9,943)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	1,103,406	9,939,207	10,076,202	—	(136,995)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	600,666	5,479,179	5,485,226	—	(6,047)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	333,100	2,995,156	3,041,838	—	(46,682)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	123,674	1,113,477	1,129,379	—	(15,902)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	61,216	545,458	559,019	—	(13,561)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	55,690	496,138	508,556	—	(12,418)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	39,452	356,166	360,272	—	(4,106)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	39,452	352,290	360,272	—	(7,982)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	39,452	352,020	360,272	—	(8,252)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	39,452	351,682	360,272	—	(8,590)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	39,452	351,210	360,272	—	(9,062)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	39,452	350,236	360,272	—	(10,036)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	38,983	347,035	355,989	—	(8,954)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	38,961	346,891	355,788	—	(8,897)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	36,070	321,269	329,388	—	(8,119)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	307,390	308,804	—	(1,414)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	306,803	308,805	—	(2,002)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	306,568	308,805	—	(2,237)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	305,228	308,804	—	(3,576)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	305,151	308,804	—	(3,653)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	304,412	308,805	—	(4,393)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	304,293	308,804	—	(4,511)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	303,912	308,804	—	(4,892)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	303,331	308,805	—	(5,474)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	301,866	308,805	—	(6,939)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	301,758	308,805	—	(7,047)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	301,731	308,804	—	(7,073)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	301,193	308,805	—	(7,612)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	33,816	298,893	308,804	—	(9,911)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	JPY	28,180	255,503	257,337	—	(1,834)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 01/11/19	Citibank, N.A.	MXN	308,258	$15,171,670	$15,656,951	$—	$(485,281)
Expiring 01/11/19	Citibank, N.A.	MXN	8,990	435,368	456,617	—	(21,249)
Expiring 01/11/19	Deutsche Bank AG	MXN	8,990	436,768	456,617	—	(19,849)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank, N.A.	TWD	59,840	1,940,211	1,949,071	—	(8,860)
Expiring 01/11/19	Deutsche Bank AG	TWD	112,870	3,673,197	3,676,332	—	(3,135)
New Zealand Dollar,
Expiring 01/11/19	Citibank, N.A.	NZD	82,193	56,985,641	55,179,226	1,806,415	—
Expiring 01/11/19	Deutsche Bank AG	NZD	1,373	941,174	921,746	19,428	—
Expiring 01/11/19	Deutsche Bank AG	NZD	939	645,270	630,385	14,885	—
Expiring 01/11/19	Deutsche Bank AG	NZD	750	514,271	503,503	10,768	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	7,216	4,999,245	4,844,370	154,875	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	7,216	4,956,043	4,844,370	111,673	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	1,630	1,122,125	1,094,280	27,845	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	1,075	741,689	721,688	20,001	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	912	626,783	612,260	14,523	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	908	624,486	609,574	14,912	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	908	624,165	609,575	14,590	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	795	546,303	533,713	12,590	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	760	515,006	510,216	4,790	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	611	419,883	410,187	9,696	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NZD	611	419,710	410,187	9,523	—
Norwegian Krone,
Expiring 01/11/19	Citibank, N.A.	NOK	3,730	428,896	431,621	—	(2,725)
Expiring 01/11/19	Citibank, N.A.	NOK	2,557	294,798	295,885	—	(1,087)
Expiring 01/11/19	Deutsche Bank AG	NOK	4,900	563,829	567,008	—	(3,179)
Expiring 01/11/19	Deutsche Bank AG	NOK	3,128	368,422	361,959	6,463	—
Expiring 01/11/19	Deutsche Bank AG	NOK	2,557	294,776	295,886	—	(1,110)
Expiring 01/11/19	Deutsche Bank AG	NOK	2,983	343,094	345,181	—	(2,087)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	91,671	10,759,819	10,607,797	152,022	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	12,660	1,489,044	1,464,964	24,080	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	8,660	1,016,950	1,002,101	14,849	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	7,011	826,782	811,284	15,498	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	6,400	752,375	740,582	11,793	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	4,949	583,374	572,678	10,696	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	4,537	532,167	525,003	7,164	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	4,534	533,151	524,657	8,494	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	4,170	493,906	482,535	11,371	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	4,170	491,190	482,536	8,654	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	3,517	415,458	406,973	8,485	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	3,517	413,173	406,973	6,200	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	3,176	370,260	367,514	2,746	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,919	345,766	337,775	7,991	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,919	344,446	337,775	6,671	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,919	343,369	337,775	5,594	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,557	296,836	295,886	950	—
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,557	294,192	295,885	—	(1,693)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	2,557	293,187	295,885	—	(2,698)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	NOK	1,034	121,338	119,650	1,688	—
Peruvian Nuevo Sol,
Expiring 01/11/19	Citibank, N.A.	PEN	10,225	3,027,566	3,034,155	—	(6,589)
Expiring 01/11/19	Citibank, N.A.	PEN	3,005	889,632	891,701	—	(2,069)

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Polish Zloty,
Expiring 01/11/19	Citibank, N.A.	PLN	16,531	$4,392,721	$4,418,247	$—	$(25,526)
Expiring 01/11/19	Citibank, N.A.	PLN	2,525	672,428	674,858	—	(2,430)
Expiring 01/11/19	Citibank, N.A.	PLN	2,237	595,050	597,884	—	(2,834)
Russian Ruble,
Expiring 01/11/19	Bank of America, N.A.	RUB	254,851	3,808,293	3,651,619	156,674	—
Expiring 01/11/19	Citibank, N.A.	RUB	43,800	653,049	627,586	25,463	—
Expiring 01/11/19	Citibank, N.A.	RUB	39,910	588,817	571,849	16,968	—
Expiring 01/11/19	Citibank, N.A.	RUB	39,260	586,671	562,535	24,136	—
Singapore Dollar,
Expiring 01/11/19	Citibank, N.A.	SGD	4,112	3,009,053	3,017,723	—	(8,670)
Expiring 01/11/19	Citibank, N.A.	SGD	615	448,084	451,338	—	(3,254)
Expiring 01/11/19	Citibank, N.A.	SGD	610	443,174	447,669	—	(4,495)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SGD	868	632,874	637,009	—	(4,135)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SGD	710	519,113	521,056	—	(1,943)
South African Rand,
Expiring 01/11/19	Bank of America, N.A.	ZAR	230,310	16,773,851	15,985,171	788,680	—
Expiring 01/11/19	Citibank, N.A.	ZAR	18,880	1,307,651	1,310,407	—	(2,756)
Expiring 01/11/19	Citibank, N.A.	ZAR	12,330	868,297	855,790	12,507	—
South Korean Won,
Expiring 01/11/19	Bank of America, N.A.	KRW	501,270	444,585	449,409	—	(4,824)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	KRW	30,624,272	27,351,647	27,455,947	—	(104,300)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	KRW	582,040	513,716	521,824	—	(8,108)
Swedish Krona,
Expiring 01/11/19	Citibank, N.A.	SEK	8,940	999,715	1,009,650	—	(9,935)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	132,837	14,769,346	15,002,109	—	(232,763)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	9,380	1,041,050	1,059,342	—	(18,292)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	7,350	821,188	830,081	—	(8,893)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	5,588	624,006	631,088	—	(7,082)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	5,429	602,330	613,131	—	(10,801)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	5,425	608,118	612,679	—	(4,561)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	5,365	599,109	605,903	—	(6,794)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	5,360	598,219	605,338	—	(7,119)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	5,360	595,956	605,338	—	(9,382)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	4,973	553,139	561,631	—	(8,492)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	4,830	532,870	545,482	—	(12,612)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	4,695	519,222	530,235	—	(11,013)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	4,521	500,656	510,585	—	(9,929)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	SEK	904	100,183	102,094	—	(1,911)
Swiss Franc,
Expiring 01/11/19	Bank of America, N.A.	CHF	10,798	10,862,578	10,997,341	—	(134,763)
Expiring 01/11/19	JPMorgan Chase Bank, N.A.	CHF	1,043	1,054,720	1,062,254	—	(7,534)
Thai Baht,
Expiring 01/11/19	Citibank, N.A.	THB	367,850	11,225,891	11,299,322	—	(73,431)

				$1,507,994,197	$1,516,617,397	8,493,196	(17,116,396)

						$20,101,476	$(20,748,900)

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	7,495	03/20/24	2.480%(S)	6 Month BBSW(1)(S)	$14,006	$(61,362)	$(75,368)
CAD	9,810	03/20/23	2.620%(S)	3 Month CDOR(1)(S)	10,683	(71,936)	(82,619)
CAD	7,050	03/20/24	2.670%(S)	3 Month CDOR(1)(S)	6,337	(91,792)	(98,129)
CAD	7,160	03/22/28	2.810%(S)	3 Month CDOR(1)(S)	11,536	(44,983)	(56,519)
CAD	3,318	03/20/29	2.781%(S)	3 Month CDOR(1)(S)	4,609	(64,703)	(69,312)
EUR	5,925	03/20/23	0.790%(A)	6 Month EURIBOR(2)(S)	(28,187)	118,810	146,997
EUR	8,765	03/20/24	0.460%(A)	6 Month EURIBOR(2)(S)	(11,584)	106,788	118,372
EUR	1,980	03/20/29	1.063%(A)	6 Month EURIBOR(2)(S)	(1,446)	47,248	48,694
GBP	99,530	12/18/21	1.340%(S)	6 Month GBP LIBOR(2)(S)	(122,355)	131,279	253,634
GBP	244,822	12/16/22	1.610%(S)	6 Month GBP LIBOR(2)(S)	347,627	1,400,345	1,052,718
GBP	5,360	03/20/23	1.478%(S)	6 Month GBP LIBOR(1)(S)	14,323	(25,366)	(39,689)
GBP	4,014	03/20/24	1.450%(S)	6 Month GBP LIBOR(1)(S)	7,991	(31,997)	(39,988)
GBP	3,755	03/22/28	1.770%(S)	6 Month GBP LIBOR(1)(S)	14,522	(51,552)	(66,074)
GBP	1,845	03/20/29	1.656%(S)	6 Month GBP LIBOR(1)(S)	2,461	(45,957)	(48,418)
GBP	21,020	12/18/29	1.680%(S)	6 Month GBP LIBOR(1)(S)	71,893	(461,891)	(533,784)
JPY	806,535	03/20/23	0.210%(S)	6 Month JPY LIBOR(1)(S)	2,212	(43,121)	(45,333)
JPY	253,420	03/21/29	0.406%(S)	6 Month JPY LIBOR(1)(S)	(2,859)	(50,288)	(47,429)
NOK	60,450	03/20/23	2.059%(A)	6 Month NIBOR(2)(S)	(22,759)	40,599	63,358
NOK	88,940	03/20/24	2.050%(A)	6 Month NIBOR(2)(S)	(25,246)	108,977	134,223
NOK	20,970	03/20/29	2.344%(A)	6 Month NIBOR(2)(S)	(5,836)	48,743	54,579
NZD	92,246	09/16/22	2.900%(S)	3 Month BBR (2)(Q)	511,150	823,289	312,139
NZD	10,905	03/20/23	3.160%(S)	3 Month BBR (2)(Q)	812	198,317	197,505
NZD	16,109	03/20/24	2.430%(S)	3 Month BBR (2)(Q)	(24,499)	95,293	119,792
NZD	3,907	03/20/29	2.938%(S)	3 Month BBR (2)(Q)	(3,474)	59,236	62,710
SEK	58,655	03/20/23	1.130%(A)	3 Month STIBOR(2)(Q)	(22,539)	111,671	134,210
SEK	91,610	03/20/24	0.690%(A)	3 Month STIBOR(2)(Q)	(11,674)	61,951	73,625
SEK	20,920	03/20/29	1.344%(A)	3 Month STIBOR(2)(Q)	(1,853)	38,251	40,104
	131,460	06/21/21	3.124%(S)	3 Month LIBOR(2)(Q)	—	1,363,651	1,363,651
	130,925	06/21/21	3.030%(S)	3 Month LIBOR(2)(Q)	122,076	1,120,100	998,024
	266,661	09/16/22	2.930%(S)	3 Month LIBOR(2)(Q)	(1,396,158)	2,291,694	3,687,852
	8,035	03/20/23	2.680%(S)	3 Month LIBOR(1)(Q)	16,869	(40,539)	(57,408)

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest rate swap agreements outstanding at December 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
10,638	03/20/24	3.040%(S)	3 Month LIBOR(1)(Q)	$7,736	$(232,360)	$(240,096)
5,875	03/15/28	2.870%(S)	3 Month LIBOR(1)(Q)	12,085	(18,405)	(30,490)
2,625	03/20/29	3.094%(S)	3 Month LIBOR(1)(Q)	4,337	(87,154)	(91,491)
29,580	06/19/29	3.186%(S)	3 Month LIBOR(1)(Q)	—	(1,201,293)	(1,201,293)
29,400	06/19/29	3.120%(S)	3 Month LIBOR(1)(Q)	(157,200)	(1,022,706)	(865,506)
59,700	09/16/30	3.010%(S)	3 Month LIBOR(1)(Q)	1,256,322	(1,224,901)	(2,481,223)
14,240	02/15/44	3.020%(S)	3 Month LIBOR(2)(Q)	(99,928)	478,990	578,918

				$501,990	$3,772,926	$3,270,936

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$6,100	$10,786,645
Morgan Stanley	—	7,909,301

Total	$6,100	$18,695,946

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Canada	$—	$9,922,174	$—
United States	—	99,387,915	—
Commercial Mortgage-Backed Securities
United States	—	27,514,471	—
Corporate Bonds
Belgium	—	6,273,930	—
Brazil	—	9,780,181	—
Canada	—	6,897,099	—
Denmark	—	2,762,752	—
France	—	52,579,031	—
Germany	—	18,068,617	—
Hong Kong	—	2,500,232	—
Ireland	—	2,371,548	—
Italy	—	13,268,896	—

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Corporate Bonds (continued)
Netherlands	$—	$15,699,501	$—
Spain	—	8,580,273	—
Sweden	—	3,254,129	—
Switzerland	—	6,565,184	—
United Kingdom	—	49,391,776	—
United States	—	297,219,367	—
Municipal Bonds
California	—	4,890,428	—
New Jersey	—	3,064,575	—
Sovereign Bonds
Australia	—	27,773,566	—
Austria	—	10,091,030	—
Belgium	—	16,424,266	—
Canada	—	34,577,387	—
Colombia	—	1,886,124	—
Croatia	—	9,566,667	—
Czech Republic	—	1,454,805	—
Denmark	—	4,902,859	—
Finland	—	4,846,784	—
France	—	43,191,115	—
Germany	—	102,091,332	—
Indonesia	—	3,515,436	—
Ireland	—	4,991,880	—
Israel	—	2,960,819	—
Italy	—	66,192,505	—
Japan	—	308,416,083	—
Mexico	—	9,651,837	—
Netherlands	—	11,835,219	—
New Zealand	—	4,666,005	—
Norway	—	5,774,518	—
Poland	—	9,216,992	—
Portugal	—	6,574,781	—
Qatar	—	1,931,407	—
Romania	—	2,003,079	—
Russia	—	1,203,287	—
Singapore	—	3,081,167	—
Slovakia	—	60,945	—
Slovenia	—	572,373	—
South Korea	—	26,956,177	—
Spain	—	38,373,358	—
Sweden	—	6,703,923	—
Switzerland	—	10,307,995	—
Thailand	—	5,012,638	—
United Arab Emirates	—	12,525,798	—
United Kingdom	—	58,386,176	—
U.S. Government Agency Obligations	—	193,432,532	—
U.S. Treasury Obligations	—	97,775,311	—
Affiliated Mutual Fund	2,286,952	—	—
Commercial Paper	—	59,149,621	—
Other Financial Instruments*
Futures Contracts	2,827,106	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(647,424)	—
Centrally Cleared Interest Rate Swap Agreements	—	3,270,936	—

Total	$5,114,058	$1,850,693,388	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Sovereign Bonds	45.3%
U.S. Government Agency Obligations	10.2
Banks	7.4
U.S. Treasury Obligations	5.2
Automobiles	3.7
Commercial Paper	3.1
Electric	2.8
Auto Manufacturers	2.7
Media	2.6
Diversified Financial Services	2.3
Commercial Mortgage-Backed Securities	1.5
Agriculture	1.4
Insurance	1.3
Pharmaceuticals	1.2
Oil & Gas	1.1
Consumer Loans	1.1

Pipelines	1.0%
Telecommunications	0.9
Credit Cards	0.5
Municipal Bonds	0.4
Equipment	0.4
Beverages	0.4
Biotechnology	0.3
Semiconductors	0.2
Software	0.2
Healthcare-Services	0.2
Holding Companies-Diversified	0.1
Affiliated Mutual Fund (0.1% represents investments purchased with collateral from securities on loan)	0.1
Trucking & Leasing	0.1
Miscellaneous Manufacturing	0.1

97.8
Other assets in excess of liabilities	2.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—		Due from/to broker — variation margin futures	$1,496,043	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	20,101,476		Unrealized depreciation on OTC forward foreign currency exchange contracts	20,748,900
Interest rate contracts	Due from/to broker — variation margin futures	5,944,018	*	Due from/to broker — variation margin futures	1,620,869	*
Interest rate contracts	Due from/to broker — variation margin swaps	9,441,105	*	Due from/to broker — variation margin swaps	6,170,169	*

Total		$35,486,599			$30,035,981

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$34,261
Foreign exchange contracts	(69,031)	5,588,599	44,181,707	—
Interest rate contracts	(108,276)	33,220,919	—	6,449,424

Total	$(177,307)	$38,809,518	$44,181,707	$6,483,685

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$100,063
Foreign exchange contracts	53,693	1,263,782	140,049	—
Interest rate contracts	69,320	3,373,087	—	4,091,098

Total	$123,013	$4,636,869	$140,049	$4,191,161

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Credit Default Swap Agreements- Buy Protection(2)	Credit Default Swap Agreements- Sell Protection(2)	Interest Rate Swap Agreements(2)
$100,427	$926,868,854	$1,097,001,485	$1,771,457,390	$2,686,250,107	$1,809,000	$1,488,000	$1,464,436,746

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,237,456	$(2,237,456)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$4,750,068	$(2,257,866)	$2,492,202	$(140,085)	$2,352,117
Citibank, N.A.	2,692,394	(933,464)	1,758,930	—	1,758,930
Deutsche Bank AG	6,702,657	(11,458,520)	(4,755,863)	—	(4,755,863)
JPMorgan Chase Bank, N.A.	5,956,357	(6,099,050)	(142,693)	142,693	—

	$20,101,476	$(20,748,900)	$(647,424)	$2,608	$(644,816)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $2,237,456:
Unaffiliated investments (cost $1,852,728,639)	$1,848,069,876
Affiliated investments (cost $2,287,179)	2,286,952
Deposit with broker for centrally cleared/exchange-traded derivatives	6,100
Receivable for investments sold	67,618,235
Unrealized appreciation on OTC forward foreign currency contracts	20,101,476
Dividends and interest receivable	10,497,401
Due from broker-variation margin futures	1,238,783
Tax reclaim receivable	341,994
Receivable from affiliate	29,121
Receivable for Portfolio shares sold	12,272
Prepaid expenses	15,160

Total Assets	1,950,217,370

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	20,748,900
Payable to custodian	19,291,530
Payable for investments purchased	9,367,895
Payable for Portfolio shares repurchased	6,105,694
Payable to broker for collateral for securities on loan	2,284,575
Management fees payable	513,633
Accrued expenses and other liabilities	247,424
Payable to affiliate	86,052
Distribution fee payable	81,525
Due to broker-variation margin swaps	33,812
Affiliated transfer agent fee payable	369

Total Liabilities	58,761,409

NET ASSETS	$1,891,455,961

Net assets were comprised of:
Partners Equity	$1,891,455,961

Net asset value and redemption price per share, $1,891,455,961 / 171,696,871 outstanding shares of beneficial interest	$11.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Interest income (net) (foreign withholding tax $646,625, of which $122,986 is reimbursable by an affiliate)	$38,100,091
Unaffiliated dividend income	871,223
Affiliated income from securities lending, net	33,724

39,005,038

EXPENSES
Management fees	12,392,080
Distribution fee	5,015,197
Custodian and accounting fees	485,192
Audit fee	58,009
Trustees’ fees	30,320
Legal fees and expenses	16,367
Shareholders’ reports	13,558
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	74,310

Total expenses	18,092,020

NET INVESTMENT INCOME (LOSS)	20,913,018

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,898)	(14,524,432)
Futures transactions	38,809,518
Swap agreements transactions	6,483,685
Forward currency contracts transactions	44,181,707
Foreign currency transactions	10,813,166

85,763,644

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $448)	(48,303,575)
Futures	4,636,869
Swap agreements	4,191,161
Forward currency contracts	140,049
Foreign currencies	73,262

(39,262,234)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	46,501,410

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$67,414,428

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$20,913,018	$18,370,412
Net realized gain (loss) on investment and foreign currency transactions	85,763,644	(44,311,204)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(39,262,234)	73,631,501

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,414,428	47,690,709

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [20,783,803 and 58,421,732 shares, respectively]	221,775,611	609,704,242
Portfolio share repurchased [37,673,649 and 18,668,869 shares, respectively]	(405,742,378)	(196,381,956)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	(183,966,767)	413,322,286

CAPITAL CONTRIBUTIONS	114,658	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(116,437,681)	461,012,995
NET ASSETS:
Beginning of year	2,007,893,642	1,546,880,647

End of year	$1,891,455,961	$2,007,893,642

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2018

LONG-TERM INVESTMENTS — 83.8%
COMMON STOCKS — 69.0%	Shares	Value
Belgium — 0.1%
UCB SA	315	$25,745

Brazil — 0.9%
Atacadao Distribuicao Comercio e Industria Ltd.	1,700	7,935
B2W Cia Digital*	400	4,337
Banco do Brasil SA	1,862	22,335
BRF SA*	3,000	17,040
Estacio Participacoes SA	332	2,035
Fibria Celulose SA	1,570	27,384
IRB Brasil Resseguros SA	1,184	25,496
Magazine Luiza SA	47	2,196
Notre Dame Intermedica Participacoes SA*	1,600	12,005
Petrobras Distribuidora SA	521	3,455
Porto Seguro SA	743	9,997
Rumo SA*	900	3,948
Sao Martinho SA	766	3,595
SLC Agricola SA	132	1,426
Suzano Papel e Celulose SA	1,580	15,524
Transmissora Alianca de Energia Eletrica SA, UTS	1,627	9,907

		168,615

Canada — 0.5%
Encana Corp.	10,493	60,650
Vermilion Energy, Inc.	1,713	36,087

		96,737

China — 7.7%
58.com, Inc., ADR*	66	3,578
Agricultural Bank of China Ltd. (Class H Stock)	43,816	19,174
Alibaba Group Holding Ltd., ADR*(k)	1,212	166,129
Alibaba Health Information Technology Ltd.*	15,700	12,697
Angang Steel Co. Ltd. (Class H Stock)	10,328	7,070
Anhui Conch Cement Co. Ltd. (Class H Stock)	5,385	26,111
Autohome, Inc., ADR	133	10,405
Bank of China Ltd. (Class H Stock)	44,577	19,170
Bank of Communications Co. Ltd. (Class H Stock)	23,516	18,246
BeiGene Ltd., ADR*	30	4,208
China Cinda Asset Management Co. Ltd. (Class H Stock)	35,826	8,675
China Coal Energy Co. Ltd. (Class H Stock)	35,000	13,773
China Communications Services Corp. Ltd. (Class H Stock)	10,800	8,925
China Construction Bank Corp. (Class H Stock)	26,804	22,129
China Everbright Bank Co. Ltd. (Class A Stock)	7,609	4,110
China Everbright Ltd.	1,877	3,323
China Evergrande Group	800	2,366
China Huarong Asset Management Co. Ltd. (Class H Stock), 144A	52,294	9,545
China International Travel Service Corp. Ltd. (Class A Stock)	397	3,485
China Longyuan Power Group Corp. Ltd. (Class H Stock)	4,000	2,722

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Merchants Bank Co. Ltd. (Class A Stock)	3,500	$12,908
China Minsheng Banking Corp. Ltd. (Class H Stock)	25,374	17,474
China Mobile Ltd.	4,243	40,818
China National Building Material Co. Ltd. (Class H Stock)	10,776	7,358
China National Software & Service Co. Ltd. (Class A Stock)	2,000	6,136
China Oriental Group Co. Ltd.	4,447	2,651
China Railway Construction Corp. Ltd. (Class H Stock)	5,500	7,570
China Railway Group Ltd. (Class H Stock)	10,815	9,848
China Resources Cement Holdings Ltd.	4,521	4,067
China Resources Gas Group Ltd.	6,880	27,201
China Resources Land Ltd.	6,827	26,114
China Telecom Corp. Ltd., ADR	722	36,627
China Tower Corp. Ltd. (Class H Stock), 144A*	192,000	36,323
China Unicom Hong Kong Ltd.	16,918	17,920
China United Network Communications Ltd. (Class A Stock)	2,489	1,877
China Vanke Co. Ltd. (Class H Stock)	5,400	18,327
China Yangtze Power Co. Ltd. (Class A Stock)	4,200	9,714
Chlitina Holding Ltd.	920	7,717
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	7,635	4,096
CITIC Ltd.	8,186	12,762
CNOOC Ltd.	26,479	40,735
Country Garden Services Holdings Co. Ltd.*	931	1,469
CSPC Pharmaceutical Group Ltd.	11,464	16,339
Ctrip.com International Ltd., ADR*	437	11,825
Daqin Railway Co. Ltd. (Class A Stock)	6,397	7,689
Dongfeng Motor Group Co. Ltd. (Class H Stock)	12,544	11,364
Fosun International Ltd.	7,306	10,604
Future Land Development Holdings Ltd.	16,897	11,596
GCL-Poly Energy Holdings Ltd.*	40,000	2,429
Guangdong Investment Ltd.	9,500	18,357
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	16,000	15,950
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class H Stock)	604	2,169
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	6,554	9,916
Guangzhou Shiyuan Electronic Technology Co. Ltd. (Class A Stock)	800	6,649
Hangzhou Hikvision Digital Technology Co. Ltd. (Class A Stock)	2,700	10,214
Hualan Biological Engineering, Inc. (Class A Stock)	700	3,340
Huaxia Bank Co. Ltd. (Class A Stock)	9,303	10,016
Huaxin Cement Co. Ltd. (Class A Stock)	1,400	3,410
Hytera Communications Corp. Ltd. (Class A Stock)	8,631	9,953
Industrial & Commercial Bank of China Ltd. (Class H Stock)	30,323	21,642
Industrial Bank Co. Ltd. (Class A Stock)	3,141	6,851

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
China (continued)
Jiangsu Hengshun Vinegar Industry Co. Ltd. (Class A Stock)	2,400	$3,646
Luye Pharma Group Ltd., 144A	6,671	4,649
Maanshan Iron & Steel Co. Ltd. (Class H Stock)	10,384	4,563
Momo, Inc., ADR*	245	5,819
Nexteer Automotive Group Ltd.	3,516	5,011
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	4,585	1,843
PetroChina Co. Ltd. (Class H Stock)	31,578	19,597
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	11,186	5,903
Qudian, Inc., ADR*	426	1,828
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	9,600	7,729
Shennan Circuits Co. Ltd. (Class A Stock)	400	4,674
Shenzhou International Group Holdings Ltd.	1,263	14,350
Silergy Corp.	945	13,917
Sino-Ocean Group Holding Ltd.	7,843	3,453
Sinotruk Hong Kong Ltd.	1,792	2,701
Sunac China Holdings Ltd.	1,632	5,282
Sunny Optical Technology Group Co. Ltd.	4,123	36,702
Tencent Holdings Ltd.	6,689	267,736
Tencent Music Entertainment Group, ADR*	740	9,783
Winning Health Technology Group Co. Ltd. (Class A Stock)	1,900	3,449
WuXi AppTec Co. Ltd. (Class H Stock), 144A*	2,400	20,842
Xiaomi Corp. (Class B Stock), 144A*	2,000	3,299
Yantai Changyu Pioneer Wine Co. Ltd. (Class A Stock)	1,100	4,172
Yum China Holdings, Inc.	143	4,795
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	19,500	19,812
Zhejiang Dingli Machinery Co. Ltd. (Class A Stock)	400	3,266
Zhejiang Supor Co. Ltd. (Class A Stock)	2,100	16,061
Zhongsheng Group Holdings Ltd.	1,023	2,011
Zhuzhou CRRC Times Electric Co. Ltd. (Class H Stock)	650	3,607

		1,406,366

Colombia — 0.3%
Ecopetrol SA, ADR	761	12,085
Grupo de Inversiones Suramericana SA	355	3,511
Millicom International Cellular SA, SDR	506	32,148

		47,744

Denmark — 0.1%
Genmab A/S*	104	17,112
Zealand Pharma A/S, ADR*	253	2,937

		20,049

France — 0.4%
EssilorLuxottica SA	135	17,094
JCDecaux SA	883	24,836
SOITEC*	223	12,971
Television Francaise 1	2,784	22,626

		77,527

COMMON STOCKS (continued)	Shares	Value
Germany — 0.0%
Siemens Healthineers AG, 144A*	88	$3,701

Ghana — 0.1%
Kosmos Energy Ltd.*	3,055	12,434

Hong Kong — 0.4%
AIA Group Ltd.	1,760	14,594
ASM Pacific Technology Ltd.	1,500	14,288
Hang Seng Bank Ltd.	265	5,912
HKT Trust & HKT Ltd.	11,700	16,857
Sino Biopharmaceutical Ltd.	9,928	6,509
Sun Art Retail Group Ltd.	8,300	8,462
Swire Pacific Ltd. (Class A Stock)	660	6,980

		73,602

Hungary — 0.1%
OTP Bank Nyrt	225	9,084

India — 0.7%
Dr. Reddy’s Laboratories Ltd., ADR	751	28,313
GAIL India Ltd., GDR	558	17,278
Hindalco Industries Ltd., GDR, 144A	8,041	26,099
Infosys Ltd., ADR	2,722	25,913
Mahindra & Mahindra Ltd., GDR	346	3,991
Tata Steel Ltd., GDR	289	2,157
Vedanta Ltd., ADR	337	3,889
Wipro Ltd., ADR	3,762	19,299

		126,939

Indonesia — 0.3%
Astra International Tbk PT	22,654	12,974
Bank Rakyat Indonesia Persero Tbk PT	31,142	7,953
Bukit ASAm Tbk PT	21,451	6,440
Gudang Garam Tbk PT	1,358	7,905
Hanjaya Mandala Sampoerna Tbk PT	26,853	6,932
Matahari Department Store Tbk PT	12,470	4,855
United Tractors Tbk PT	1,832	3,494

		50,553

Ireland — 0.1%
Tarsus Group PLC	7,800	26,783

Israel — 0.1%
Teva Pharmaceutical Industries Ltd., ADR*	942	14,526

Japan — 17.0%
ADEKA Corp.	2,058	29,735
Aeon Delight Co. Ltd.	446	14,914
Amada Holdings Co. Ltd.	3,257	29,235
Asahi Group Holdings Ltd.	1,458	56,587
Asahi Intecc Co. Ltd.	815	34,285
BayCurrent Consulting, Inc.	591	12,323
Bridgestone Corp.	853	32,838
Canon Marketing Japan, Inc.	1,242	22,138
Chugai Pharmaceutical Co. Ltd.	228	13,247
Computer Engineering & Consulting Ltd.	743	12,362
Daicel Corp.	3,692	37,862
Daifuku Co. Ltd.	660	30,038
Daiichi Sankyo Co. Ltd.	490	15,648
Daito Trust Construction Co. Ltd.	159	21,697
DeNA Co. Ltd.	2,833	47,138
DTS Corp.	379	12,087
Eisai Co. Ltd.	633	48,878

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Enplas Corp.	400	$9,885
FANUC Corp.	85	12,864
FUJIFILM Holdings Corp.	1,083	42,116
Fujimi, Inc.	800	15,342
GMO Payment Gateway, Inc.	382	16,246
Harmonic Drive Systems, Inc.	432	11,778
Hazama Ando Corp.	5,662	37,292
Hitachi High-Technologies Corp.	1,083	33,820
Hoya Corp.	379	22,816
Idemitsu Kosan Co. Ltd.	615	20,114
Infomart Corp.	1,271	11,623
Inter Action Corp.	634	10,548
Isuzu Motors Ltd.	2,612	36,701
ITOCHU Corp.	4,129	70,126
Jafco Co. Ltd.	620	19,678
Japan Airlines Co. Ltd.	943	33,420
Japan Tobacco, Inc.	2,746	65,361
JGC Corp.	1,839	25,823
JSR Corp.	3,042	45,617
Keyence Corp.	290	146,757
Kinden Corp.	1,252	20,246
Kumagai Gumi Co. Ltd.	1,324	39,736
Kyocera Corp.	1,174	58,600
Kyowa Hakko Kirin Co. Ltd.	1,064	20,158
LaSalle Logiport REIT	64	61,904
Lasertec Corp.	450	11,460
Marui Group Co. Ltd.	1,476	28,655
Maxell Holdings Ltd.	1,397	18,384
Medical Data Vision Co. Ltd.*	1,110	9,217
Mitsubishi Corp.	800	21,973
Mitsubishi Electric Corp.	1,500	16,535
Mitsubishi UFJ Financial Group, Inc.	16,793	82,276
Money Forward, Inc.*	382	11,680
MS&AD Insurance Group Holdings, Inc.	1,936	55,215
NET One Systems Co. Ltd.	716	12,597
Nexon Co. Ltd.*	7,760	99,263
NGK Spark Plug Co. Ltd.	1,062	21,021
Nidec Corp.	184	20,842
Nintendo Co. Ltd.	142	37,743
Nippon Telegraph & Telephone Corp.	2,282	92,972
Nippon Television Holdings, Inc.	4,879	71,818
Nishimatsuya Chain Co. Ltd.	1,930	15,625
Nissan Motor Co. Ltd.	4,272	34,200
Nissin Electric Co. Ltd.	2,990	21,866
Noritz Corp.	617	8,802
Ono Pharmaceutical Co. Ltd.	2,826	57,583
Raksul, Inc.*	524	11,338
Recruit Holdings Co. Ltd.	614	14,823
San-In Godo Bank Ltd. (The)	1,977	13,817
SCREEN Holdings Co. Ltd.	903	37,687
Sekisui Chemical Co. Ltd.	2,071	30,686
Shimamura Co. Ltd.	256	19,565
Shin-Etsu Chemical Co. Ltd.	540	41,776
SMC Corp.	83	25,051
SMS Co. Ltd.	880	13,882
Sony Corp.	501	24,059
Sony Financial Holdings, Inc.	1,909	35,659
Subaru Corp.	1,109	23,848
Sumitomo Electric Industries Ltd.	3,269	43,245

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Sumitomo Mitsui Trust Holdings, Inc.	975	$35,653
Sundrug Co. Ltd.	1,069	31,783
Suzuki Motor Corp.	1,009	50,983
Systena Corp.	1,044	12,104
T&D Holdings, Inc.	1,804	20,861
Tadano Ltd.	1,999	18,067
Taisei Corp.	1,093	46,723
Takeda Pharmaceutical Co. Ltd.(a)	584	19,801
Takuma Co. Ltd.	1,868	23,379
Tazmo Co. Ltd.	1,143	6,939
TDK Corp.	494	34,623
TechMatrix Corp.	804	12,035
Toei Co. Ltd.	192	22,560
Tokai Rika Co. Ltd.	1,736	28,635
Token Corp.	325	19,233
Tokio Marine Holdings, Inc.	1,803	85,607
Tokyo Electron Ltd.	433	49,225
Toshiba Plant Systems & Services Corp.	1,056	19,478
Toyota Industries Corp.	571	26,248
TS Tech Co. Ltd.	424	11,587
Yahoo Japan Corp.	18,805	46,878
Yamato Kogyo Co. Ltd.	1,246	29,118
Yume No Machi Souzou Iinkai Co. Ltd.	648	7,542
ZOZO, Inc.	579	10,597

		3,114,405

Jordan — 0.0%
Hikma Pharmaceuticals PLC	179	3,925

Malaysia — 0.1%
Genting Bhd	2,789	4,118
Inari Amertron Bhd	49,428	17,930

		22,048

Mexico — 0.5%
America Movil SAB de CV (Class L Stock), ADR	511	7,282
Banco del Bajio SA, 144A	3,159	6,147
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	631	3,887
Cemex SAB de CV, ADR*	447	2,155
El Puerto de Liverpool SAB de CV (Class C1 Stock)	624	4,007
Grupo Aeroportuario del Centro Norte SAB de CV	1,829	8,729
Grupo Financiero Banorte SAB de CV (Class O Stock)	6,389	31,188
Wal-Mart de Mexico SAB de CV	12,594	32,030

		95,425

Netherlands — 0.5%
ASML Holding NV	177	27,929
Koninklijke KPN NV	9,004	26,419
Koninklijke Philips NV	245	8,686
Wolters Kluwer NV	442	26,206

		89,240

New Zealand — 0.1%
Xero Ltd.*	541	16,027

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR	1,028	$16,674

Poland — 0.2%
Grupa Lotos SA	187	4,432
Jastrzebska Spolka Weglowa SA*	224	4,037
PGE Polska Grupa Energetyczna SA*	1,302	3,487
Powszechna Kasa Oszczednosci Bank Polski SA*	2,085	22,038

		33,994

Russia — 0.6%
Gazprom PJSC, ADR	5,572	24,445
LUKOIL PJSC, ADR	395	28,383
Sberbank of Russia PJSC, ADR	1,203	13,185
Yandex NV (Class A Stock)*	1,448	39,603

		105,616

Singapore — 0.2%
IGG, Inc.	5,491	7,508
Kulicke & Soffa Industries, Inc.	710	14,392
Venture Corp. Ltd.	1,345	13,754

		35,654

South Africa — 1.9%
African Rainbow Minerals Ltd.	629	6,236
Anglo American Platinum Ltd.	160	5,982
AngloGold Ashanti Ltd.	2,438	31,237
Exxaro Resources Ltd.	682	6,534
FirstRand Ltd.	3,052	13,886
Harmony Gold Mining Co. Ltd.*	11,854	21,679
Investec Ltd.	861	4,724
Kumba Iron Ore Ltd.	307	6,031
Mr. Price Group Ltd.	1,248	21,320
MTN Group Ltd.	623	3,854
Naspers Ltd. (Class N Stock)	728	145,643
Old Mutual Ltd.	4,225	6,574
RMB Holdings Ltd.	2,880	15,769
Sasol Ltd.	148	4,371
SPAR Group Ltd. (The)	287	4,139
Standard Bank Group Ltd.	1,192	14,809
Telkom SA SOC Ltd.	1,592	6,996
Truworths International Ltd.	1,568	9,583
Woolworths Holdings Ltd.	3,924	15,014

		344,381

South Korea — 3.6%
BGF retail Co. Ltd.	21	3,842
Cheil Worldwide, Inc.	397	8,012
CJ ENM Co. Ltd.*	96	17,365
Daelim Industrial Co. Ltd.*	67	6,165
Doosan Infracore Co. Ltd.*	332	2,267
Douzone Bizon Co. Ltd.*	451	20,925
F&F Co. Ltd.*	55	1,974
Fila Korea Ltd.*	128	6,178
Hana Financial Group, Inc.	392	12,737
Hanon Systems	696	6,727
Hanwha Corp.*	75	2,107
Hanwha Life Insurance Co. Ltd.*	946	3,576
HDC Holdings Co. Ltd.*	289	4,454
Hyundai Marine & Fire Insurance Co. Ltd.*	221	8,133

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
HyVision System, Inc.*	1,185	$9,352
Industrial Bank of Korea*	512	6,440
Kangwon Land, Inc.*	299	8,572
KB Financial Group, Inc.*	775	32,313
Kia Motors Corp.*	439	13,265
Koh Young Technology, Inc.*	226	16,679
KT&G Corp.	355	32,330
LG Uplus Corp.*	1,825	28,825
NCSoft Corp.*	113	47,134
Paradise Co. Ltd.*	211	3,573
POSCO	121	26,394
Samsung Electro-Mechanics Co. Ltd.*	149	13,848
Samsung Electronics Co. Ltd.	5,116	177,238
Samsung Engineering Co. Ltd.*	469	7,373
Samsung Fire & Marine Insurance Co. Ltd.*	33	7,943
Samsung SDI Co. Ltd.*	100	19,585
Shinhan Financial Group Co. Ltd.*	324	11,511
SK Hynix, Inc.*	224	12,135
SK Telecom Co. Ltd.	72	17,398
SM Entertainment Co. Ltd.*	263	12,310
Woori Bank*	2,611	36,409
YG Entertainment, Inc.*	214	9,104

		654,193

Sweden — 0.2%
Lundin Petroleum AB	1,578	39,565

Switzerland — 0.7%
Novartis AG	1,193	102,367
Roche Holding AG	47	11,694
Tecan Group AG	76	14,770

		128,831

Taiwan — 3.6%
Airtac International Group	1,693	16,685
Asia Cement Corp.	5,987	6,617
AU Optronics Corp.	35,563	14,250
Bizlink Holding, Inc.	2,856	20,846
Chailease Holding Co. Ltd.	5,244	16,536
China Life Insurance Co. Ltd.	15,380	13,937
Chipbond Technology Corp.	8,199	16,551
ChipMOS Technologies, Inc.	4,300	3,663
Chroma ATE, Inc.	9,764	37,472
E Ink Holdings, Inc.	9,999	9,816
Eclat Textile Co. Ltd.	600	6,804
Elan Microelectronics Corp.	1,772	4,342
Ennoconn Corp.	1,853	14,731
Feng TAY Enterprise Co. Ltd.	2,807	16,092
Globalwafers Co. Ltd.	4,047	37,213
Innolux Corp.	35,497	11,220
Machvision, Inc.	378	4,554
Makalot Industrial Co. Ltd.	2,538	14,061
Novatek Microelectronics Corp.	900	4,173
Radiant Opto-Electronics Corp.	5,407	14,884
Shin Kong Financial Holding Co. Ltd.	22,799	6,647
Taiwan Cement Corp.	7,664	8,883
Taiwan Semiconductor Manufacturing Co. Ltd.	32,939	241,291
TCI Co. Ltd.	377	6,369
Unimicron Technology Corp.	2,696	1,962

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Uni-President Enterprises Corp.	7,798	$17,665
Vanguard International Semiconductor Corp.	9,685	18,717
Voltronic Power Technology Corp.	668	11,669
Walsin Lihwa Corp.	6,801	3,717
Walsin Technology Corp.	5,704	28,891
Yageo Corp.	2,334	24,410

		654,668

Thailand — 0.5%
Bangkok Bank PCL	2,325	14,522
Fabrinet*	371	19,036
Krungthai Card PCL	1,784	1,678
PTT Exploration & Production PCL	5,027	17,521
PTT Global Chemical PCL	5,928	12,985
Sea Ltd., ADR*	1,125	12,735
Star Petroleum Refining PCL, NVDR	14,651	4,329

		82,806

Turkey — 0.1%
Soda Sanayii A/S	1,420	1,909
Tekfen Holding A/S	532	2,082
Tofas Turk Otomobil Fabrikasi A/S	1,992	6,363
Tupras Turkiye Petrol Rafinerileri A/S	85	1,876
Turk Hava Yollari AO*	4,321	13,123

		25,353

United Arab Emirates — 0.1%
NMC Health PLC	265	9,263

United Kingdom — 0.6%
AstraZeneca PLC, ADR	1,985	75,390
Mondi Ltd.	683	14,704
Smith & Nephew PLC	1,167	21,830

		111,924

United States — 26.6%
Abbott Laboratories	723	52,295
Acadia Healthcare Co., Inc.*	537	13,806
Adobe, Inc.*	81	18,325
Advanced Micro Devices, Inc.*(k)	2,422	44,710
Alkermes PLC*	775	22,870
Allergan PLC	483	64,558
Alnylam Pharmaceuticals, Inc.*	198	14,436
Alphabet, Inc. (Class A Stock)*(k)	92	96,136
Alta Mesa Resources, Inc. (Class A Stock)*(a)	9,701	9,701
Amazon.com, Inc.*	80	120,158
Amneal Pharmaceuticals, Inc.*	701	9,485
Anadarko Petroleum Corp.	296	12,977
Anthem, Inc.	130	34,142
Arena Pharmaceuticals, Inc.*	498	19,397
athenahealth, Inc.*	153	20,185
Baxter International, Inc.	228	15,007
Biogen, Inc.*	103	30,995
Bluebird Bio, Inc.*	225	22,320
Booking Holdings, Inc.*	19	32,726
Boston Scientific Corp.*	2,444	86,371
Bristol-Myers Squibb Co.	1,883	97,878
Callon Petroleum Co.*(k)	5,565	36,117
Cardinal Health, Inc.	207	9,232

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Celgene Corp.*	98	$6,281
Centene Corp.*	111	12,798
Centennial Resource Development, Inc. (Class A Stock)*(a)	4,719	52,003
Cerner Corp.*	166	8,705
Charter Communications, Inc. (Class A Stock)*(a)	176	50,155
Cigna Corp.	55	10,446
Cinemark Holdings, Inc.	695	24,881
Comcast Corp. (Class A Stock)(k)	6,645	226,263
CommScope Holding Co., Inc.*	1,740	28,519
Concho Resources, Inc.*	1,236	127,048
Cray, Inc.*	446	9,629
CVS Health Corp.	45	2,948
Danaher Corp.	352	36,298
Diamondback Energy, Inc.(k)	1,480	137,196
Edwards Lifesciences Corp.*	209	32,013
Elanco Animal Health, Inc.*	155	4,887
Eli Lilly & Co.	878	101,602
EOG Resources, Inc.(k)	639	55,727
Equifax, Inc.	89	8,289
Expedia Group, Inc.	239	26,923
Extraction Oil & Gas, Inc.*	3,631	15,577
Facebook, Inc. (Class A Stock)*(k)	239	31,331
Falcon Minerals Corp.	7,486	63,631
FleetCor Technologies, Inc.*	96	17,829
Flex Ltd.*	5,676	43,194
FormFactor, Inc.*	1,265	17,824
Genpact Ltd.	300	8,097
Global Blood Therapeutics, Inc.*	337	13,834
Global Payments, Inc.	371	38,261
GoDaddy, Inc. (Class A Stock)*	548	35,960
Guidewire Software, Inc.*	165	13,238
Harris Corp.	409	55,072
HCA Healthcare, Inc.	255	31,735
Heron Therapeutics, Inc.*	188	4,877
HMS Holdings Corp.*	328	9,227
Houghton Mifflin Harcourt Co.*	2,679	23,736
Humana, Inc.	37	10,600
Incyte Corp.*	375	23,846
Interpublic Group of Cos., Inc. (The)	1,650	34,040
iRobot Corp.*	157	13,147
Ironwood Pharmaceuticals, Inc.*	750	7,770
Itron, Inc.*	488	23,078
Jagged Peak Energy, Inc.*(a)	6,788	61,907
JBS SA	5,400	16,148
KLA-Tencor Corp.	105	9,396
Lattice Semiconductor Corp.*	2,906	20,110
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	1,166	35,796
Liberty Oilfield Services, Inc. (Class A Stock)(a)	950	12,303
Marvell Technology Group Ltd.	1,868	30,243
McKesson Corp.	159	17,565
Medicines Co. (The)*	520	9,953
Medtronic PLC	961	87,413
Microchip Technology, Inc.	251	18,052
Microsoft Corp.	813	82,576
Molina Healthcare, Inc.*	84	9,762

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Monolithic Power Systems, Inc.	154	$17,903
Motorola Solutions, Inc.	341	39,229
Mylan NV*	1,094	29,976
Netflix, Inc.*	605	161,934
New York Times Co. (The) (Class A Stock)(a)	994	22,156
NuVasive, Inc.*	126	6,245
NVIDIA Corp.	439	58,607
Outfront Media, Inc.	945	17,123
PayPal Holdings, Inc.*	763	64,161
PDC Energy, Inc.*	480	14,285
Pioneer Natural Resources Co.	378	49,715
Portola Pharmaceuticals, Inc.*	120	2,342
ProPetro Holding Corp.*(k)	6,655	81,990
Quantenna Communications, Inc.*	347	4,979
Regeneron Pharmaceuticals, Inc.*	16	5,976
Resolute Energy Corp.*	218	6,318
RingCentral, Inc. (Class A Stock)*	337	27,782
salesforce.com, Inc.*	571	78,210
Seattle Genetics, Inc.*(a)	576	32,636
ServiceNow, Inc.*	226	40,239
Spark Therapeutics, Inc.*	95	3,718
Splunk, Inc.*	146	15,308
Spotify Technology SA*	272	30,872
SRC Energy, Inc.*	6,421	30,179
Stryker Corp.	187	29,312
Syneos Health, Inc.*	204	8,027
Targa Resources Corp.(k)	2,380	85,728
Teradyne, Inc.	902	28,305
Texas Instruments, Inc.	206	19,467
Thermo Fisher Scientific, Inc.	287	64,228
Total System Services, Inc.	445	36,174
Twenty-First Century Fox, Inc. (Class A Stock)	1,953	93,978
Ultragenyx Pharmaceutical, Inc.*	245	10,653
UnitedHealth Group, Inc.	456	113,599
Valero Energy Corp.	785	58,851
VeriSign, Inc.*	216	32,031
Verizon Communications, Inc.	664	37,330
Vertex Pharmaceuticals, Inc.*	193	31,982
Viacom, Inc. (Class B Stock)(k)	1,339	34,412
Viper Energy Partners LP	2,129	55,439
Visa, Inc. (Class A Stock)	355	46,839
VMware, Inc. (Class A Stock)	204	27,975
Walt Disney Co. (The)(k)	1,534	168,203
WellCare Health Plans, Inc.*	83	19,595
WEX, Inc.*	103	14,426
Workday, Inc. (Class A Stock)*(k)	403	64,351
WPX Energy, Inc.*	8,369	94,988
Xilinx, Inc.	294	25,040
Zebra Technologies Corp. (Class A Stock)*	96	15,286
Zimmer Biomet Holdings, Inc.	162	16,803

		4,868,471

TOTAL COMMON STOCKS (cost $13,543,631)		12,612,868

PREFERRED STOCKS — 0.6%	Shares	Value
Brazil — 0.6%
Banco Bradesco SA (PRFC)	2,900	$28,920
Banco do Estado do Rio Grande do Sul SA (PRFC B)	700	4,006
Braskem SA (PRFC A)	920	11,247
Cia Brasileira de Distribuicao (PRFC)	850	17,760
Cia de Transmissao de Energia Eletrica Paulista (PRFC)	500	8,925
Cia Energetica de Minas Gerais (PRFC)	2,800	10,013
Gerdau SA (PRFC)	900	3,441
Itausa - Investimentos Itau SA (PRFC)	900	2,805
Petroleo Brasileiro SA (PRFC)	3,600	21,066
Randon SA Implementos e Participacoes (PRFC)	900	2,150
Telefonica Brasil SA (PRFC)	400	4,771

TOTAL PREFERRED STOCKS (cost $116,130)		115,104

UNAFFILIATED EXCHANGE TRADED FUNDS — 0.1%
iShares MSCI India ETF	167	5,568
TOPIX Exchange Traded Fund	443	6,224

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $11,248)		11,792

Interest Rate	Maturity Date	Principal Amount (000)#

SOVEREIGN BONDS — 14.1%
Australia — 1.0%
Australia Government Bond,
Sr. Unsec’d. Notes
3.000%	09/20/25	AUD	187	185,927

Austria — 0.4%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
3.900%	07/15/20	EUR	53	64,876

Belgium — 0.3%
Kingdom of Belgium Government Bond,
Unsec’d. Notes, 144A
2.600%	06/22/24	EUR	46	59,899

Canada — 1.1%
Canadian Government Bond,
Bonds
3.500%	12/01/45	CAD	96	88,884
Canadian Government Real Return Bond,
Bonds, TIPS
4.000%	12/01/31	CAD	160	109,077

				197,961

Denmark — 0.1%
Denmark Government Bond,
Bonds
4.500%	11/15/39	DKK	90	24,019

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Finland — 0.3%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
3.375%	04/15/20	EUR	43	$51,791

France — 0.7%
French Republic Government Bond OAT,
Bonds, TIPS
1.850%	07/25/27	EUR	116	127,308

Germany — 1.5%
Deutsche Bundesrepublik Inflation Linked Bond,
Bonds, TIPS
0.100%	04/15/26	EUR	248	278,684

Ireland — 0.4%
Ireland Government Bond,
Bonds
4.500%	04/18/20	EUR	37	45,117
5.400%	03/13/25	EUR	23	34,420

				79,537

Italy — 2.2%
Italy Buoni Poliennali del Tesoro,
Sr. Unsec’d. Notes, 144A
4.750%	08/01/23	EUR	62	80,612
Unsec’d. Notes, 144A
5.000%	09/01/40	EUR	37	51,997
Unsec’d. Notes, TIPS, 144A
3.100%	09/15/26	EUR	264	277,218

				409,827

Japan — 2.2%
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes
0.600%	09/20/37	JPY	10,300	96,195
Japanese Government CPI Linked Bond,
Sr. Unsec’d. Notes, TIPS
0.100%	03/10/26	JPY	34,173	305,699

				401,894

Netherlands — 0.5%
Netherlands Government Bond,
Bonds, 144A
4.000%	01/15/37	EUR	46	81,713

Norway — 0.6%
Norway Government Bond,
Bonds, 144A
3.000%	03/14/24	NOK	596	74,209
3.750%	05/25/21	NOK	238	29,210

				103,419

Spain — 0.5%
Spain Government Bond,
Sr. Unsec’d. Notes, 144A
4.400%	10/31/23	EUR	63	85,899

Sweden — 1.1%
Sweden Government Bond,
Bonds
2.500%	05/12/25	SEK	465	60,265
5.000%	12/01/20	SEK	155	19,303

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sweden (continued)
Sweden Inflation Linked Bond,
Bonds, TIPS
1.000%	06/01/25		SEK	795	$111,728

					191,296

United Kingdom — 1.2%
United Kingdom Gilt,
Bonds
3.500%	01/22/45		GBP	24	40,935
3.750%	09/07/21		GBP	22	30,257
5.000%	03/07/25		GBP	22	34,734
United Kingdom Gilt Inflation Linked,
Bonds, TIPS
0.625%	03/22/40		GBP	97	121,584

					227,510

TOTAL SOVEREIGN BONDS (cost $2,663,085)					2,571,560

TOTAL LONG-TERM INVESTMENTS (cost $16,334,094)					15,311,324

			Shares

SHORT-TERM INVESTMENTS — 10.7%
AFFILIATED MUTUAL FUND — 1.1%
PGIM Institutional Money Market Fund (cost $210,253; includes $209,569 of cash collateral for securities on loan)(b)(w)210,253					210,232

UNAFFILIATED MUTUAL FUND — 7.4%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (cost $1,347,509)				1,347,509	1,347,509

			Principal Amount (000)#
U.S. TREASURY OBLIGATION(n) — 2.1%
U.S. Treasury Bills
2.366%	03/28/19	(h)
(cost $377,866)				380	377,872

OPTIONS PURCHASED~* — 0.1% (cost $117,595)					28,486

TOTAL SHORT-TERM INVESTMENTS (cost $2,053,223)					1,964,099

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 94.5% (cost $18,387,317)					17,275,423

OPTIONS WRITTEN~* — (0.1)% (premiums received $25,785)					(16,707)

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Value
TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 94.4% (cost $18,361,532)	$17,258,716
OTHER ASSETS IN EXCESS OF LIABILITIES(z) —5.6%	1,023,480

NET ASSETS — 100.0%	$18,282,196

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $199,414; cash collateral of $209,569 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
S&P 500 Index	Call	03/15/19	$3,300.00	16	2		$80
iPath S&P 500 VIX Short-Term Futures	Put	01/18/19	$5.00	5	1		—
iPath S&P 500 VIX Short-Term Futures	Put	01/18/19	$20.00	4	—	(r)	—

Total Exchange Traded (cost $18,347)							$80

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs JPY	Call	Bank of America, N.A.	01/15/19	125.00	—	1,567	$—

Total OTC Traded (cost $39,282)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
4- Year x 30- Year Interest Rate Swap, 04/08/51	Put	Bank of America, N.A.	04/06/21	5.17%	3 Month LIBOR(Q)	5.17%(S)		570	$1,786
4- Year x 30- Year Interest Rate Swap, 04/08/51	Put	Deutsche Bank AG	04/06/21	5.17%	3 Month LIBOR(Q)	5.17%(S)		505	1,583
7- Year x 10- Year Interest Rate Swap, 04/04/34	Put	Goldman Sachs International	04/02/24	4.88%	3 Month LIBOR(Q)	4.88%(S)		1,425	16,997
7- Year x 30- Year Interest Rate Swap, 04/10/54	Put	Morgan Stanley & Co. International PLC	04/08/24	3.92%	6 Month EURIBOR(S)	3.92%(A)	EUR	615	6,181
7- Year x 30- Year Interest Rate Swap, 04/10/54	Put	Goldman Sachs International	04/08/24	3.92%	6 Month EURIBOR(S)	3.92%(A)	EUR	185	1,859

Total OTC Swaptions (cost $59,966)									$28,406

Total Options Purchased (cost $117,595)									$28,486

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value
Currency Option USD vs JPY	Call	Bank of America, N.A.	01/15/19	145.00	—		1,567		$—
iPath S&P 500 VIX Short-Term Futures	Call	Morgan Stanley & Co. International PLC	01/18/19	$60.00	151		—(r	)	(39)
iTraxx Europe Crossover S30.V2	Call	Goldman Sachs International	01/16/19	3.38%	—	EUR	499		(372)
Euro STOXX 50 Index	Put	Goldman Sachs International	01/18/19	$3,100.00	7	EUR	—(r	)	(941)
iTraxx Europe Crossover S30.V2	Put	Goldman Sachs International	01/16/19	3.38%	—	EUR	499		(11,668)
S&P 500 Index	Put	Goldman Sachs International	01/18/19	$2,525.00	10		1		(575)

S&P 500 Index	Put	Morgan Stanley & Co. International PLC	02/15/19	$2,550.00	10		1		(1,041)

S&P 500 Index	Put	Goldman Sachs International	02/28/19	$2,400.00	14		1		(717)
S&P 500 Index	Put	Goldman Sachs International	03/15/19	$2,375.00	10		1		(561)
S&P 500 Index	Put	Goldman Sachs International	03/15/19	$2,475.00	9		1		(793)

Total Options Written (premiums received $25,785)									$(16,707)

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
39	90 Day Euro Dollar	Dec. 2019	$9,491,625	$24,962
4	3 Year Australian Treasury Bonds	Mar. 2019	859,609	1,182
2	5 Year Euro-Bobl	Mar. 2019	303,670	504
32	5 Year U.S.Treasury Notes	Mar. 2019	3,670,000	55,602
25	10 Year Canadian Government Bonds	Mar. 2019	2,504,578	72,441
27	10 Year U.S. Treasury Notes	Mar. 2019	3,294,422	33,313
9	20 Year U.S. Treasury Bonds	Mar. 2019	1,314,000	50,542
6	30 Year Euro Buxl	Mar. 2019	1,241,673	10,449
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	642,625	34,531
1	Amsterdam Index	Mar. 2019	111,761	(1,697)
9	Australian Dollar Currency	Mar. 2019	634,680	(14,220)
4	BIST National 30 Index	Feb. 2019	8,920	(125)
18	British Pound Currency	Mar. 2019	1,438,876	22,726
6	CAC40 10 Euro	Jan. 2019	325,062	(3,034)
13	Canadian Dollar Currency	Mar. 2019	955,630	(15,665)
1	DAX Index	Mar. 2019	302,521	(5,213)
3	Euro Schatz Index	Mar. 2019	384,766	69
50	Euro STOXX 50 Index Dividend	Dec. 2019	682,868	(11,098)
3	Euro STOXX 50 Index Dividend	Dec. 2020	39,872	(23)
1	Euro-OAT	Mar. 2019	172,779	(189)
3	FTSE 100 Index	Mar. 2019	254,627	185
1	FTSE/MIB Index	Mar. 2019	104,298	(2,085)
2	Hang Seng China Enterprises Index	Jan. 2019	129,008	1,647
1	IBEX 35 Index	Jan. 2019	97,585	(2,302)
2	MSCI Taiwan Stock Index	Jan. 2019	71,880	1,550

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Futures contracts outstanding at December 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
6	S&P 500 E-Mini Index	Mar. 2019	$751,560	$(40,628)
2	S&P Mid Cap 400 E-Mini Index	Mar. 2019	332,440	(3,340)
4	SGX FTSE China A50 Index	Jan. 2019	41,650	(255)
1	SGX Nifty 50 Index	Jan. 2019	21,845	(162)

				209,667

Short Positions:
39	90 Day Euro Dollar	Dec. 2020	9,509,175	(31,687)
42	2 Year U.S. Treasury Notes	Mar. 2019	8,917,125	(61,656)
26	10 Year Australian Treasury Bonds	Mar. 2019	18,476,742	(24,590)
6	10 Year Euro-Bund	Mar. 2019	1,124,257	(5,576)
4	10 Year Mini Japanese Government Bonds	Mar. 2019	557,018	(2,700)
8	10 Year U.K. Gilt	Mar. 2019	1,255,940	1,971
5	Euro Currency	Mar. 2019	720,156	(6,843)
1	Euro STOXX 50 Index	Mar. 2019	34,075	713
15	Euro STOXX 50 Index Dividend	Dec. 2021	185,612	5,567
2	FTSE/JSE Top 40 Index	Mar. 2019	65,415	(2,666)
11	Japanese Yen Currency	Mar. 2019	1,261,014	(37,195)
36	Mini MSCI Emerging Markets Index	Mar. 2019	1,740,240	35,540
1	Norwegian Krone Currency	Mar. 2019	231,920	2,300
1	S&P/TSX 60 Index	Mar. 2019	125,593	3,753
1	Swedish Krona Currency	Mar. 2019	226,540	(4,780)
13	TOPIX Index	Mar. 2019	1,771,406	120,830

				(7,019)

				$202,648

Forward foreign currency exchange contracts outstanding at December 31, 2018:

Purchase Contracts	Counterparty		Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/31/19	Citibank, N.A.	AUD	140	$99,892	$98,674	$—	$(1,218)
Brazilian Real,
Expiring 01/03/19	Bank of America, N.A.	BRL	60	15,485	15,478	—	(7)
Expiring 01/03/19	Deutsche Bank AG	BRL	435	112,502	112,216	—	(286)
Expiring 01/03/19	Deutsche Bank AG	BRL	60	15,428	15,478	50	—
Expiring 02/04/19	Deutsche Bank AG	BRL	255	65,432	65,645	213	—
British Pound,
Expiring 01/31/19	Bank of America, N.A.	GBP	120	152,417	153,201	784	—
Canadian Dollar,
Expiring 01/31/19	Citibank, N.A.	CAD	170	126,379	124,630	—	(1,749)
Euro,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	EUR	192	220,600	220,587	—	(13)
Hungarian Forint,
Expiring 01/31/19	Citibank, N.A.	HUF	41,660	148,844	149,006	162	—
Indian Rupee,
Expiring 01/31/19	Bank of America, N.A.	INR	1,756	24,950	25,060	110	—
Expiring 01/31/19	Deutsche Bank AG	INR	2,634	37,401	37,590	189	—
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	INR	26,085	370,589	372,259	1,670	—
Japanese Yen,
Expiring 01/31/19	Bank of America, N.A.	JPY	24,640	221,602	225,378	3,776	—
Expiring 09/22/22	JPMorgan Chase Bank, N.A.	JPY	1,300	13,460	13,292	—	(168)

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 01/31/19	Morgan Stanley & Co. International PLC	MXN	3,150	$157,911	$159,461	$1,550	$—
New Zealand Dollar,
Expiring 01/31/19	Goldman Sachs international	NZD	155	105,046	104,096	—	(950)
Norwegian Krone,
Expiring 01/31/19	Citibank, N.A.	NOK	1,015	117,540	117,566	26	—
Singapore Dollar,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	SGD	295	215,511	216,592	1,081	—
South African Rand,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	ZAR	1,400	98,038	96,924	—	(1,114)
South Korean Won,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	KRW	16,050	14,339	14,399	60	—
Swedish Krona,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	SEK	690	77,123	78,060	937	—

				$2,410,489	$2,415,592	10,608	(5,505)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/31/19	Citibank, N.A.	AUD	100	$71,351	$70,482	$869	$—
Brazilian Real,
Expiring 01/03/19	Bank of America, N.A.	BRL	60	15,552	15,478	74	—
Expiring 01/03/19	Deutsche Bank AG	BRL	255	65,568	65,782	—	(214)
Expiring 01/03/19	Deutsche Bank AG	BRL	100	25,543	25,797	—	(254)
Expiring 01/03/19	Deutsche Bank AG	BRL	80	20,690	20,637	53	—
Expiring 01/03/19	Goldman Sachs international	BRL	60	15,484	15,478	6	—
Expiring 02/04/19	Deutsche Bank AG	BRL	60	15,396	15,446	—	(50)
British Pound,
Expiring 01/31/19	Bank of America, N.A.	GBP	210	266,730	268,102	—	(1,372)
Canadian Dollar,
Expiring 01/31/19	Citibank, N.A.	CAD	380	282,495	278,585	3,910	—
Euro,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	EUR	335	384,902	384,880	22	—
Hungarian Forint,
Expiring 01/31/19	Citibank, N.A.	HUF	92,535	330,613	330,973	—	(360)
Indian Rupee,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	INR	29,070	412,997	414,858	—	(1,861)
Japanese Yen,
Expiring 01/31/19	Bank of America, N.A.	JPY	36,265	326,152	331,710	—	(5,558)
Expiring 09/22/22	JPMorgan Chase Bank, N.A.	JPY	1,300	13,460	13,291	169	—
Mexican Peso,
Expiring 01/31/19	Citibank, N.A.	MXN	1,890	94,747	95,677	—	(930)
New Taiwanese Dollar,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	TWD	21,385	697,967	697,962	5	—
Norwegian Krone,
Expiring 01/31/19	Citibank, N.A.	NOK	1,050	121,593	121,620	—	(27)
Polish Zloty,
Expiring 01/31/19	Citibank, N.A.	PLN	495	132,351	132,352	—	(1)
Singapore Dollar,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	SGD	360	262,996	264,315	—	(1,319)

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward foreign currency exchange contracts outstanding at December 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC forward foreign currency exchange contracts (continued):
South African Rand,
Expiring 01/31/19	Bank of America, N.A.	ZAR	155	$10,774	$10,731	$43	$—
Expiring 01/31/19	Bank of America, N.A.	ZAR	155	10,754	10,731	23	—
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	ZAR	150	10,504	10,385	119	—
Expiring 03/20/19	JPMorgan Chase Bank, N.A.	ZAR	1,470	102,420	101,201	1,219	—
South Korean Won,
Expiring 01/31/19	Citibank, N.A.	KRW	117,470	104,946	105,386	—	(440)
Swedish Krona,
Expiring 01/31/19	JPMorgan Chase Bank, N.A.	SEK	3,185	355,993	360,319	—	(4,326)
Swiss Franc,
Expiring 01/31/19	Citibank, N.A.	CHF	145	147,108	147,957	—	(849)

				$4,299,086	$4,310,135	6,512	(17,561)

						$17,120	$(23,066)

Credit default swap agreements outstanding at December 31, 2018:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Republic of Brazil	12/20/23	1.000%(Q)	254	2.051%	$(11,864)	$(12,436)	$572	Citibank, N.A.
Republic of Turkey	12/20/23	1.000%(Q)	140	3.591%	(15,380)	(17,266)	1,886	Goldman Sachs International
Republic of Turkey	12/20/23	1.000%(Q)	140	3.591%	(15,380)	(17,372)	1,992	Morgan Stanley & Co. International PLC

					$(42,624)	$(47,074)	$4,450

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.EM.S30.V1	12/20/23	1.000%(Q)		60	$2,859	$2,796	$(63)
CDX.NA.HY.31	12/20/23	5.000%(Q)		50	(1,545)	(1,080)	465
CDX.NA.IG.31	12/20/23	1.000%(Q)		530	(3,861)	(3,119)	742
iTraxx Europe Crossover S30.V2	12/20/23	5.000%(Q)	EUR	50	(3,818)	(3,713)	105
iTraxx Europe S30.V1	12/20/23	1.000%(Q)	EUR	320	(1,782)	(2,222)	(440)
iTraxx Europe Senior Financials S30.V1	12/20/23	1.000%(Q)	EUR	350	654	1,688	1,034

					$(7,493)	$(5,650)	$1,843

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.EM.S30.V1	12/20/23	1.000%(Q)	844	*	$(38,812)	$(39,324)	$(512)
iTraxx Europe S30.V1	12/20/23	1.000%(Q)	EUR 775	*	(8,453)	5,380	13,833

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Credit default swap agreements outstanding at December 31, 2018 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2018(4)	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2) (continued):
iTraxx Europe Senior Financials S30.V1	12/20/23	1.000%(Q)	EUR 640	*	$(6,280)	$(3,091)	$3,189

					$(53,545)	$(37,035)	$16,510

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
ABSA Group Ltd.(M)	1 Month JIBAR -95bps(M)	Morgan Stanley & Co. International PLC	11/29/19	ZAR	(215)	$—	$—	$—
Agile Group Holdings Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	07/31/19	HKD	(100)	—	—	—
Agile Group Holdings Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(35)	—	—	—
Agile Group Holdings Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(26)	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Autohome, Inc., ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	07/31/19		(15)	$—	$—	$—
Autohome, Inc., ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(1)	—	—	—
B3 SA Brasil Bolsa Balcao(M)	1 Month LIBOR -75bps(M)	Goldman Sachs International	08/30/19		(15)	56	—	56
B3 SA Brasil Bolsa Balcao(M)	1 Month LIBOR -75bps(M)	Goldman Sachs International	08/30/19		(17)	65	—	65
B3 SA Brasil Bolsa Balcao(M)	1 Month LIBOR -75bps(M)	Goldman Sachs International	09/30/19		(3)	11	—	11
Banco Bradesco SA, ADR(M)	1 Month LIBOR -45bps(M)	Morgan Stanley & Co. International PLC	07/31/19		(8)	—	—	—
Banco Bradesco SA, ADR(M)	1 Month LIBOR -45bps(M)	Morgan Stanley & Co. International PLC	08/30/19		(2)	—	—	—
Banco Bradesco SA, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(3)	—	—	—
BeiGene Ltd., ADR(M)	1 Month EURIBOR(M)	Morgan Stanley & Co. International PLC	12/31/19		(16)	—	—	—
Beijing Capital International Airport(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(10)	—	—	—
Beijing Capital International Airport(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(23)	—	—	—
Beijing Capital International Airport(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(31)	(95)	—	(95)
Bilibili, Inc.(M)	1 Month LIBOR(M)	Goldman Sachs International	12/31/19		(17)	—	—	—
BXIIMPUE Barclays Index(M)	1.05%(M)	Barclays Bank PLC	06/28/19		351	(684)	—	(684)
BXIIMPUE Barclays Index(M)	1.05%(M)	Barclays Bank PLC	06/28/19		34	(66)	—	(66)
BXIIMPUE Barclays Index(M)	1.05%(M)	Barclays Bank PLC	11/29/19		168	(327)	—	(327)
BYD Co., Ltd.(M)	1 Month HIBOR -1,150bps(M)	Goldman Sachs International	10/31/19	HKD	(72)	—	—	—
BYD Co., Ltd.(M)	1 Month HIBOR -1,150bps(M)	Goldman Sachs International	10/31/19	HKD	(48)	—	—	—
Celltrion, Inc.(M)	1 Month LIBOR -600bps(M)	Goldman Sachs International	11/29/19		(31)	(687)	—	(687)
China Construction Bank(M)	1 Month HIBOR(M)	Morgan Stanley & Co. International PLC	10/31/19	HKD	— (r)	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
China Evergrande Group(M)	1 Month HIBOR -250bps(M)	Goldman Sachs International	05/31/19	HKD	(77)	$—	$—	$—
China Evergrande Group(M)	1 Month HIBOR -350bps(M)	Goldman Sachs International	09/30/19	HKD	(38)	—	—	—
China Evergrande Group(M)	1 Month HIBOR(M)	Goldman Sachs International	11/29/19	HKD	(31)	—	—	—
China Jinmao Holdings Group(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	07/31/19	HKD	(45)	—	—	—
China Jinmao Holdings Group(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	08/30/19	HKD	(64)	—	—	—
China Jinmao Holdings Group(M)	1 Month HIBOR(M)	Goldman Sachs International	12/31/19	HKD	(60)	—	—	—
China National Buildings(M)	1 Month HIBOR(M)	Morgan Stanley & Co. International PLC	08/30/19	HKD	(109)	—	—	—
China Petroleum & Chemical Corp.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	11/29/19	HKD	(108)	—	—	—
China Resources Cement(M)	1 Month HIBOR(M)	Morgan Stanley & Co. International PLC	08/30/19	HKD	(109)	—	—	—
China Southern Airlines Co., Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(23)	—	—	—
China Southern Airlines Co., Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(40)	—	—	—
Citi Bespoke Equity Congestion(M)††	0.20%(M)	Citibank, N.A.	07/31/19		205	—	—	—
Citi Merger & Acquisition US Index(M)††	1 Month LIBOR(M)	Citibank, N.A.	09/30/19		338	—	—	—
Citi Merger & Acquisition US Index(M)	1 Month LIBOR +95bps(M)	Citibank, N.A.	09/30/19		164	—	—	—
Country Garden Holdings Co.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	09/30/19	HKD	(113)	—	—	—
Country Garden Holdings Co.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(62)	—	—	—
Deutsche Bank Custom Volatility Portfolio(M)††	—	Deutsche Bank AG	04/30/19		633	—	—	—
Deutsche Bank Custom Volatility Portfolio(M)††	—	Deutsche Bank AG	04/30/19		413	—	—	—
Deutsche Bank Custom Volatility Portfolio(M)	—	Deutsche Bank AG	07/31/19		129	—	—	—
Deutsche Bank Variance Risk Premium 5(M)	—	Deutsche Bank AG	04/30/19		10	—	—	—
Deutsche Bank Variance Risk Premium 5(M)	—	Deutsche Bank AG	06/28/19		8	—	—	—
Deutsche Bank Variance Risk Premium 5(M)	—	Deutsche Bank AG	11/29/19		10	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Deutsche Bank Variance Risk Premium 5(M)	1 Month LIBOR(M)	Deutsche Bank AG	12/31/19		25	$—	$—	$—
Galaxy Entertainment Group Ltd.(M)	1 Month HIBOR -40bps(M)	JPMorgan Chase Bank, N.A.	07/31/19	HKD	(17)	—	—	—
Galaxy Entertainment Group Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	10/31/18	HKD	(121)	—	—	—
Galaxy Entertainment Group Ltd.(M)	1 Month HIBOR(M)	Goldman Sachs International	12/31/19	HKD	(61)	—	—	—
Geely Automobile Holdings Ltd.(M)	1 Month HIBOR(M)	Goldman Sachs International	12/31/19	HKD	(123)	—	—	—
Gol Linhas Aereas Intel, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	08/30/19		(1)	—	—	—
Gol Linhas Aereas Intel, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	08/30/19		(24)	—	—	—
Gol Linhas Aereas Intel, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(2)	—	—	—
Gol Linhas Aereas Intel, ADR(M)	1 Month LIBOR -650bps(M)	JPMorgan Chase Bank, N.A.	12/31/19		(8)	—	—	—
Goldman Sachs Dynamic Gamma US Series(M)	—	Goldman Sachs International	05/31/19		3	—	—	—
GS Engineering & Construction Corp.(M) -	1 Month LIBOR 287.5bps(M)	Morgan Stanley & Co. International PLC	12/30/19		(8)	(370)	—	(370)
GS Engineering & Construction Corp.(M)	1 Month LIBOR -40bps(M)	Morgan Stanley & Co. International PLC	12/30/19		(8)	(42)	—	(42)
Haitong Securities Co., Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(110)	—	—	—
Haitong Securities Co., Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	12/31/19	HKD	(15)	—	—	—
Huatai Securities Co., Ltd.(M)	1 Month HIBOR -125bps(M)	Goldman Sachs International	12/31/19	HKD	(54)	(73)	—	(73)
Huatai Securities Co., Ltd.(M)	1 Month HIBOR -125bps(M)	Goldman Sachs International	12/31/19	HKD	(11)	1	—	1
Huatai Securities Co., Ltd.(M)	1 Month HIBOR -125bps(M)	Goldman Sachs International	12/31/19	HKD	(8)	7	—	7
Huazhu Group Ltd. ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	06/28/19		(4)	—	—	—
Huazhu Group Ltd. ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(1)	—	—	—
Huazhu Group Ltd. ADR(M)	1 Month LIBOR -27.50bps(M)	Goldman Sachs International	11/29/19		(6)	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Hyundai Engineering & Co.(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	07/31/19		(15)	$—	$—	$—
Hyundai Engineering & Co.(M)	1 Month LIBOR -40bps(M)	Goldman Sachs International	12/30/19		(15)	(545)	—	(545)
Invesco DB Agriculture Fund(M)	1 Month LIBOR +35bps(M)	Bank of America, N.A.	06/28/19		631	—	—	—
Invesco DB Base Metal Fund(M)	1 Month LIBOR +40bps(M)	Bank of America, N.A.	06/28/19		539	—	—	—
Invesco DB Energy Fund(M)	1 Month LIBOR +40bps(M)	Bank of America, N.A.	06/28/19		448	—	—	—
Invesco DB Energy Fund(M)	1 Month LIBOR +40bps(M)	Bank of America, N.A.	11/29/19		215	—	—	—
Invesco DB Precious Metals Fund(M)	1 Month LIBOR(M)	Bank of America, N.A.	06/28/19		694	—	—	—
Invesco DB Precious Metals Fund(M)	1 Month LIBOR(M)	Bank of America, N.A.	11/29/19		301	—	—	—
iPath S&P 500 VIX Short-Term Futures(M)	1 Month LIBOR -300bps(M)	Morgan Stanley & Co. International PLC	08/30/19		(6)	—	—	—
iPath S&P 500 VIX Short-Term Futures(M)	1 Month LIBOR -390bps(M)	Morgan Stanley & Co. International PLC	09/30/19		(1)	—	—	—
iPath S&P 500 VIX Short-Term Futures(M)	1 Month LIBOR -390bps(M)	Morgan Stanley & Co. International PLC	11/29/19		(4)	—	—	—
Itau Unibanco Holdings SA(M)	1 Month LIBOR -35bps(M)	Deutsche Bank AG	07/31/19		(14)	—	—	—
Itau Unibanco Holdings SA(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(3)	—	—	—
JP Morgan 100% EU Theta Dispersion Index(M)	—	JPMorgan Chase Bank, N.A.	01/31/19	EUR	188	—	—	—
JP Morgan 100% EU Theta Dispersion Index(M)	—	JPMorgan Chase Bank, N.A.	01/31/19	EUR	189	—	—	—
JP Morgan 100% EU Theta Dispersion Index(M)	—	JPMorgan Chase Bank, N.A.	01/31/19	EUR	163	—	—	—
JP Morgan Dynamic Volatility Carry Index(M)	—	JPMorgan Chase Bank, N.A.	11/29/19		181	—	—	—
JP Morgan US QES Momentum Series 2 Index(3)(M)	-0.25%(M)	JPMorgan Chase Bank, N.A.	02/28/19		254	—	—	—
JP Morgan US Technology Momentum QES Index(4)(M)	0.25%(M)	JPMorgan Chase Bank, N.A.	07/31/19		320	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
JP Morgan US Volatility QES Momentum Index(M)	-0.25%(M)	JPMorgan Chase Bank, N.A.	02/28/19	129	$—	$—	$—
Localiza Rent a Car(M)	1 Month LIBOR -100bps(M)	Morgan Stanley & Co. International PLC	07/31/19	(33)	124	—	124
Localiza Rent a Car(M)	1 Month LIBOR -75bps(M)	Goldman Sachs International	09/30/19	(3)	13	—	13
Lojas Americanas SA(M)	1 Month LIBOR -100bps(M)	Morgan Stanley & Co. International PLC	06/28/19	(30)	114	—	114
Lojas Americanas SA(M)	1 Month LIBOR -400bps(M)	Goldman Sachs International	09/30/19	(4)	14	—	14
Magazine Luiza SA(M)	1 Month LIBOR -300bps(M)	Morgan Stanley & Co. International PLC	06/28/19	(46)	175	—	175
Magazine Luiza SA(M)	1 Month LIBOR -200bps(M)	Morgan Stanley & Co. International PLC	08/30/19	(18)	70	—	70
Magazine Luiza SA(M)	1 Month LIBOR -150bps(M)	Goldman Sachs International	09/30/19	(8)	29	—	29
Morgan Stanley Systematic Dispersion Index(M)††	0.40%(M)	Morgan Stanley & Co. International PLC	07/31/19	231	—	—	—
Morgan Stanley Systematic Dispersion Index(M)	—	Morgan Stanley & Co. International PLC	07/31/19	108	—	—	—
Morgan Stanley Systematic Dispersion Index(M)	—	Morgan Stanley & Co. International PLC	07/31/19	144	—	—	—
MSCI AC Asia Pac Information Technology Gross Total Return USD Index(M)	1 Month LIBOR +12bps(M)	BNP Paribas	06/28/19	(932)	—	—	—
MSCI AC Asia Pac Information Technology Gross Total Return USD Index(M)	1 Month LIBOR(M)	BNP Paribas	09/30/19	(170)	—	—	—
MSCI AC Asia Pac Information Technology Gross Total Return USD Index(M)	1 Month LIBOR +32bps(M)	BNP Paribas	11/29/19	(961)	—	—	—
MSCI AC World Media Gross Total Return USD Index(M)	1 Month LIBOR +12bps(M)	Goldman Sachs International	06/28/19	(1,060)	—	—	—
MSCI Daily Total Return World Gross Health Care(M)	1 Month LIBOR +38bps(M)	Goldman Sachs International	04/30/19	(1,533)	—	—	—
MSCI Daily Total Return World Gross Health Care(M)	1 Month LIBOR +38bps(M)	Goldman Sachs International	06/28/19	(379)	—	—	—
MSCI Korea Health Care Index(M)	1 Month LIBOR(M)	Barclays Bank PLC	07/31/19	(34)	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
MSCI Korea Information Technology Gross Total Return USD Index(M)	1 Month LIBOR +30bps(M)	Barclays Bank PLC	07/31/19		(41)	$—	$—	$—
MSCI World Media Total Return USD Index(M)	1 Month LIBOR(M)	Citibank, N.A.	11/29/19		(120)	(1)	—	(1)
Naspers Ltd.(M)	1 Month JIBAR -95bps(M)	Morgan Stanley & Co. International PLC	11/29/19	ZAR	(234)	—	—	—
NetEase, Inc., ADR(M)	1 Month LIBOR(M)	Morgan Stanley & Co. International PLC	05/31/19		(20)	—	—	—
NetEase, Inc., ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(3)	—	—	—
Noah Holdings Ltd., ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	08/30/19		(8)	—	—	—
Noah Holdings Ltd., ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	08/30/19		(17)	—	—	—
Noah Holdings Ltd., ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(2)	—	—	—
OCI Co., Ltd.(M)	1 Month LIBOR 40bps(M)	Morgan Stanley & Co. International PLC	12/30/19		(3)	(128)	—	(128)
OCI Co., Ltd.(M)	1 Month LIBOR(M)	Morgan Stanley & Co. International PLC	12/30/19		(13)	(557)	—	(557)
Petroleo Brasileiro, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	07/31/19		(15)	—	—	—
Petroleo Brasileiro, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	08/30/19		(4)	—	—	—
Petroleo Brasileiro, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(3)	—	—	—
Petroleo Brasileiro, ADR(M)	1 Month LIBOR -35bps(M)	Morgan Stanley & Co. International PLC	11/29/19		(13)	—	—	—
Remgro Ltd.(M)	1 Month JIBAR -95bps(M)	Morgan Stanley & Co. International PLC	11/29/19	ZAR	(205)	—	—	—
S&P 500 Consumer Discretionary Sector Total Return Index(M)	1 Month LIBOR +51bps(M)	Bank of America, N.A.	01/04/19		714	(52,161)	—	(52,161)
S&P 500 Consumer Staples Sector Total Return Index(M)	1 Month LIBOR +53bps(M)	Bank of America, N.A.	01/04/19		304	(23,031)	—	(23,031)
S&P 500 Energy Sector Total Return Index(M)	1 Month LIBOR +51bps(M)	Bank of America, N.A.	01/04/19		100	(10,500)	—	(10,500)
S&P 500 Energy Sector Total Return Index(M)	1 Month LIBOR +44bps(M)	Deutsche Bank AG	02/28/19		(121)	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
S&P 500 Energy Sector Total Return Index(M)	1 Month LIBOR +26bps(M)	Citibank, N.A.	08/30/19		(887)	$—	$—	$—
S&P 500 Energy Sector Total Return Index(M)	1 Month LIBOR +25bps(M)	Goldman Sachs International	11/29/19		(574)	—	—	—
S&P 500 Energy Sector Total Return Index(M)	1 Month LIBOR +28bps(M)	Bank of America, N.A.	11/29/19		(45)	—	—	—
S&P 500 Financial Sector Total Return Index(M)	1 Month LIBOR +47bps(M)	Bank of America, N.A.	01/04/19		(900)	57,057	—	57,057
S&P 500 Health Care Sector Total Return Index(M)	1 Month LIBOR +51bps(M)	Bank of America, N.A.	01/04/19		506	(33,296)	—	(33,296)
S&P 500 Industrials Sector Total Return Index(M)	1 Month LIBOR +43bps(M)	Bank of America, N.A.	01/04/19		(302)	21,807	—	21,807
S&P 500 InfTec Sector Total Return Index(M)	1 Month LIBOR +44bps(M)	Bank of America, N.A.	01/04/19		(101)	7,094	—	7,094
S&P 500 Materials Sector Total Return Index(M)	1 Month LIBOR +43bps(M)	Bank of America, N.A.	01/04/19		(500)	21,567	—	21,567
S&P 500 Tel Services Sector Total Return Index(M)	1 Month LIBOR +52bps(M)	Bank of America, N.A.	01/04/19		922	(49,195)	—	(49,195)
S&P 500 Utilities Sector Total Return Index(M)	1 Month LIBOR +39bps(M)	Bank of America, N.A.	01/04/19		(710)	35,539	—	35,539
S&P North American Technology Sector Total Return Index(M)	1 Month LIBOR +38bps(M)	Citibank, N.A.	04/30/19		(1,586)	—	—	—
S&P North American Technology Sector Total Return Index(M)	1 Month LIBOR +34bps(M)	Citibank, N.A.	11/29/19		(187)	—	—	—
Samsung Biologics(M)	1 Month LIBOR -150bps(M)	Goldman Sachs International	11/29/19		(27)	(56)	—	(56)
Samsung Biologics(M)	1 Month LIBOR -150bps(M)	Goldman Sachs International	11/29/19		(6)	(12)	—	(12)
Samsung C&T Corp.(M)	1 Month LIBOR -.05bps(M)	Morgan Stanley & Co. International PLC	12/30/19		(4)	(136)	—	(136)
Samsung C&T Corp.(M)	1 Month LIBOR -5bps(M)	Morgan Stanley & Co. International PLC	12/30/19		(12)	(218)	—	(218)
Samsung Securities Co.(M)	1 Month LIBOR -40bps(M)	Goldman Sachs International	12/30/19		(2)	11	—	11
Samsung Securities Co.(M)	1 Month LIBOR -40bps(M)	Goldman Sachs International	12/30/19		(14)	(128)	—	(128)
Shanghai Pharmaceuticals Holdings Co., Ltd.(M)	1 Month HIBOR(M)	Morgan Stanley & Co. International PLC	11/29/19	HKD	(101)	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Total return swap agreements outstanding at December 31, 2018 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)(2)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
Sunac China Holdings Ltd.(M)	1 Month HIBOR -175bps(M)	Goldman Sachs International	05/31/19	HKD	(123)	$—	$—	$—
Sunac China Holdings Ltd.(M)	1 Month HIBOR -100bps(M)	Goldman Sachs International	12/31/19	HKD	(60)	—	—	—
Sunny Optical Technology Group Co., Ltd.(M)	1 Month HIBOR(M)	Goldman Sachs International 12/31/19		HKD	(124)	—	—	—
TAL Education Group, ADR(M)	1 Month LIBOR -45bps(M)	Morgan Stanley & Co. International PLC	08/30/19		(18)	—	—	—
TAL Education Group, ADR(M)	1 Month LIBOR -32.50bps(M)	Goldman Sachs International	09/30/19		(2)	—	—	—
TAL Education Group, ADR(M)	1 Month LIBOR -27.50bps(M)	Goldman Sachs International	11/29/19		(11)	—	—	—
Tencent Holdings Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	07/31/19	HKD	(68)	—	—	—
Tencent Holdings Ltd.(M)	1 Month HIBOR(M)	Goldman Sachs International	11/29/19	HKD	(54)	—	—	—
The Foschini Group Ltd.(M)	1 Month JIBAR -95bps(M)	Morgan Stanley & Co. International PLC	11/29/19	ZAR	(213)	—	—	—
Truworths International Ltd.(M)	1 Month JIBAR -95bps(M)	Morgan Stanley & Co. International PLC	11/29/19	ZAR	(231)	—	—	—
Xinjiang Goldwin(M)	1 Month HIBOR -137.50bps(M)	Morgan Stanley & Co. International PLC	12/31/19	HKD	(62)	—	—	—
Yanzhou Coal Mining Co., Ltd.(M)	1 Month HIBOR -40bps(M)	Goldman Sachs International	10/31/19	HKD	(94)	—	—	—

						$(28,554)	$—	$(28,554)

(r)	Notional amount is less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)

On a Long Total Return Swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(3)	The value of the JP Morgan US QES Momentum Series 2 Index is derived from E-mini S&P 500 futures. The allocation was 0% at December 31, 2018.

(4)	The value of the JP Morgan US Technology Momentum QES Index is derived from E-mini Nasdaq 100 futures. The allocation was 0% at December 31, 2018.

††	See the tables below for the swap constituents. To the extent that any swap is composed of the greater than 50 constituents, the Portfolio is only required to disclose the top 50.

The following table represents the individual positions and related values of underlying securities of Citi Bespoke Equity Congestion total return swap with Citibank, N.A., as of December 31, 2018, termination date 07/31/19:

Cash/Cash Equivalent:

Description	Value	% of Total Index Value
USD Currency	$1,385,750	100.56%

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Unaffiliated Exchange Traded:

Reference Equity	Shares	Market Value	% of Total Index Value
iShares MSCI Emerging Markets ETF	365	$14,237	1.03%

Future Contract:

Long Position:

Reference Equity	No. of Contracts	Expiration Date	Value	% of Total Index Value
CBOE Volatility Index	384	Jan. 2019	$9,276	0.67%
CBOE Volatility Index	298	Feb. 2019	6,631	0.48%

			$15,907

Short Position:

Reference Equity	No. of Contracts	Expiration Date	Value	% of Total Index Value
S&P 500 E-Mini Index	15	Mar. 2019	$(37,759)	(2.74)%

The following table represents the individual positions and related values of underlying securities of Citi Merger & Acquisition US Index total return swap with Citibank, N.A., as of December 31, 2018, termination date 09/30/19:

Common Stocks:

Reference Equity	Shares	Market Value	% of Total Index Value
Red Hat Inc.	5,816	$1,021,483	4.81%
Sprint Corp.	161,808	941,720	4.39%
L3 Technologies, Inc.	4,414	766,592	3.57%
SCANA Corp.	12,956	619,020	2.88%
Integrated Device Technology, Inc.	12,398	600,411	2.80%
USG Corp.	13,886	592,394	2.76%
Vectren Corp.	8,210	590,963	2.75%
Dun & Bradstreet Corp. (The)	3,973	567,112	2.64%
ARRIS International PLC	18,494	565,375	2.63%
Bemis Co., Inc.	11,360	521,430	2.43%
TESARO, Inc.	7,001	519,850	2.42%
Antero Midstream Partners LP	24,264	519,005	2.42%
EnLink Midstream Partners LP	46,925	516,639	2.41%
Tribune Media Co.	11,378	516,330	2.41%
Esterline Technologies Corp.	4,109	499,047	2.32%
MB Financial, Inc.	12,255	485,649	2.26%
Valero Energy Partners LP	11,059	466,342	2.17%
Newfield Exploration Co.	31,779	465,887	2.17%
Dominion Energy Midstream Partnership	25,732	464,200	2.16%
Finisar Corp.	20,496	442,714	2.06%
Pandora Media LLC	52,301	423,112	1.97%
Navigators Group, Inc. (The)	5,979	415,496	1.94%
Travelport Worldwide Ltd.	26,437	412,953	1.92%
Imperva, Inc.	7,344	409,008	1.91%
SendGrid, Inc.	9,460	408,394	1.90%
MINDBODY, Inc.	10,756	391,535	1.82%
Apptio, Inc.	10,313	391,484	1.82%
FCB Financial Holdings, Inc.	11,287	379,002	1.77%
Select Income REIT	51,177	376,662	1.75%
WildHorse Resource Development	26,293	370,994	1.73%

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Reference Equity	Shares	Market Value	% of Total Index Value
Nutrisystem, Inc.	8,087	$354,863	1.65%
Rowan Cos. PLC	40,690	341,391	1.59%
Pacific Biosciences of California	45,687	338,085	1.58%
Beneficial BanCorp, Inc.	23,275	332,606	1.55%
Engility Holdings, Inc.	11,564	329,124	1.53%
Investment Technology Group, Inc.	10,789	326,261	1.52%
Stewart Information Services Corp.	7,853	325,097	1.51%
InfraREIT, Inc.	15,159	318,646	1.48%
State Bank Financial Corp.	14,303	308,792	1.44%
Penn Virginia Corp.	5,641	304,961	1.42%
National Commerce Corp.	8,200	295,203	1.38%
Nexeo Solutions, Inc.	34,252	294,227	1.37%
Fidelity Southern Corp.	11,094	288,656	1.34%
Resolute Energy Corp.	9,936	287,944	1.34%
Green BanCorp, Inc.	16,463	282,181	1.31%
Guaranty BanCorp	13,497	280,064	1.30%
Bojangles’, Inc.	17,143	275,660	1.28%
Blue Hills BanCorp, Inc.	12,676	270,511	1.26%
Access National Corp.	11,707	249,715	1.16%

		$21,464,790

The following table represents the individual positions and related values of underlying securities of Deutsche Bank Custom Volatility Portfolio total return swap with Deutsche Bank AG, as of December 31, 2018, termination date 04/30/19:

Indices:

Reference Entity	Shares	Market Value	% of Total Index Value
Deutsche Bank DBIQ ImpAct Dollar Rates 3M Index	23,591	$2,951,184	40.12%
Deutsche Bank DBIQ ImpAct Euro Rates 3M Hedged to USD Index	25,525	2,869,341	39.00%
Deutsche Bank USD Rates Long Volatility Index	6,707	887,646	12.07%
Deutsche Bank EUR Rates Long Vol. Hedged to USD Index	4,756	648,312	8.81%

		$7,356,483

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Systematic Dispersion Index total return swap with Morgan Stanley, as of December 31, 2018, termination date 07/31/19:

Future Contract:

Long Position:

Reference Equity	No. of Contracts	Expiration Date	Value	% of Total Index Value
S&P 500 Index	404	Mar. 2019	$1,013,051	52.29%

Cash/Cash Equivalent:

Description	Value	% of Total Index Value
USD Currency	$608,518	31.40%

Common Stocks:

Reference Equity	Shares	Market Value	% of Total Index Value
Apple, Inc.	393	$61,968	3.20%
Amazon.com, Inc.	24	35,945	1.86%
Exxon Mobile Corporation	476	32,450	1.67%
JPMorgan Chase & Co.	239	23,366	1.21%
Microsoft Corporation	221	22,478	1.16%

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Common Stocks (continued):

Reference Equity	Shares	Market Value	% of Total Index Value
Wells Fargo & Company	436	$20,108	1.04%
Johnson & Johnson	135	17,361	0.90%
AT&T, Inc.	586	16,715	0.86%
Facebook, Inc.	118	15,529	0.80%
Bank of America Coporation	621	15,296	0.79%
Citigroup, Inc.	236	12,279	0.63%
Philip Morris International, Inc.	166	11,049	0.57%
Chevron Corporation	81	8,774	0.45%
The Home Depot, Inc.	51	8,758	0.45%
Mastercard Incorporated	46	8,757	0.45%
Altria Group, Inc.	146	7,192	0.37%
Accenture plc	51	7,191	0.37%
NVIDIA Corporation	53	7,023	0.36%
Oracle Corporation	134	6,063	0.31%
Visa, Inc.	44	5,833	0.30%
International Business Machines Corp.	50	5,629	0.29%
UnitedHealth Group Incorporated	22	5,568	0.29%
Texas Instruments Incorporated	56	5,254	0.27%
Comcast Corporation	151	5,141	0.27%
Union Pacific	36	4,930	0.25%
Alphabet, Inc.	4	4,652	0.24%
Cisco Systems, Inc.	105	4,528	0.23%
Netflix, Inc.	32	4,347	0.22%
DowDuPont, Inc.	78	4,159	0.21%
Alphabet, Inc.	4	4,077	0.21%
The Boeing Company	12	3,998	0.21%

		$396,418

Securities Sold Short:

Reference Equity	Shares	Market Value	% of Total Index Value
Broadcom, Inc.	(17)	$(4,388)	(0.23)%
Amgen, Inc.	(32)	(6,152)	(0.32)%
Intel Corporation	(142)	(6,671)	(0.34)%
Eli Lilly and Company	(79)	(9,118)	(0.47)%
AbbVie, Inc.	(110)	(10,127)	(0.52)%
The Coca-Cola Company	(501)	(23,722)	(1.22)%
McDonald’s Corporation	(136)	(24,085)	(1.24)%
Pfizer, Inc.	(572)	(24,970)	(1.29)%
Abbott Laboratories	(371)	(26,865)	(1.39)%
Verizon Communications, Inc.	(698)	(39,246)	(2.03)%
Merck & Co., Inc.	(813)	(62,089)	(3.20)%
The Proctor & Gamble Company	(782)	(71,905)	(3.71)%

		$(309,338)

Options Purchased:

Reference Equity	Call/Put	Expiration	Strike	Contracts	Value	% of Total Index Value
Apple, Inc.	Put	2/15/2019	$225	96	$6,436	0.33%

Options Written:

Reference Equity	Call/Put	Expiration	Strike	Contracts	Value	% of Total Index Value
S&P 500 Index	Call	4/18/2019	$2,490	111	$(13,898)	(0.72)%

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Options Written (continued):

Reference Equity	Call/Put	Expiration	Strike	Contracts	Value	% of Total Index Value
S&P 500 Index	Call	6/21/2019	$2,700	193	$(10,173)	(0.53)%
S&P 500 Index	Call	6/21/2019	$2,525	74	(9,735)	(0.50)%
S&P 500 Index	Call	4/18/2019	$2,700	203	(6,755)	(0.35)%

					$(40,561)

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(47,074)	$148,204	$(172,308)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$600,171	$—
Morgan Stanley	160,000	552,810

Total	$760,171	$552,810

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Belgium	$—	$25,745	$—
Brazil	168,615	—	—
Canada	96,737	—	—
China	275,839	1,130,527	—
Colombia	15,596	32,148	—
Denmark	2,937	17,112	—
France	—	77,527	—
Germany	—	3,701	—
Ghana	12,434	—	—
Hong Kong	—	73,602	—
Hungary	—	9,084	—
India	96,849	30,090	—
Indonesia	—	50,553	—
Ireland	—	26,783	—
Israel	14,526	—	—
Japan	—	3,114,405	—
Jordan	—	3,925	—
Malaysia	—	22,048	—
Mexico	95,425	—	—
Netherlands	—	89,240	—
New Zealand	—	16,027	—
Peru	16,674	—	—
Poland	—	33,994	—
Russia	105,616	—	—
Singapore	14,392	21,262	—

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
South Africa	$—	$344,381	$—
South Korea	—	654,193	—
Sweden	—	39,565	—
Switzerland	—	128,831	—
Taiwan	—	654,668	—
Thailand	31,771	51,035	—
Turkey	—	25,353	—
United Arab Emirates	—	9,263	—
United Kingdom	75,390	36,534	—
United States	4,868,471	—	—
Preferred Stocks
Brazil	115,104	—	—
Unaffiliated Exchange Traded Funds	5,568	6,224	—
Sovereign Bonds
Australia	—	185,927	—
Austria	—	64,876	—
Belgium	—	59,899	—
Canada	—	197,961	—
Denmark	—	24,019	—
Finland	—	51,791	—
France	—	127,308	—
Germany	—	278,684	—
Ireland	—	79,537	—
Italy	—	409,827	—
Japan	—	401,894	—
Netherlands	—	81,713	—
Norway	—	103,419	—
Spain	—	85,899	—
Sweden	—	191,296	—
United Kingdom	—	227,510	—
Affiliated Mutual Fund	210,232	—	—
Unaffiliated Mutual Fund	1,347,509	—	—
U.S. Treasury Obligation	—	377,872	—
Options Purchased	80	28,406	—
Options Written	(3,726)	(12,981)	—
Other Financial Instruments*
Futures Contracts	202,648	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(5,946)	—
Centrally Cleared Credit Default Swap Agreements	—	18,353	—
OTC Credit Default Swap Agreements	—	(42,624)	—
OTC Total Return Swap Agreements	—	(28,554)	—

Total	$7,768,687	$9,633,906	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A244

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Sovereign Bonds	14.1%
Unaffiliated Mutual Fund	7.4
Oil, Gas & Consumable Fuels	7.3
Semiconductors & Semiconductor Equipment	4.7
Entertainment	4.7
Pharmaceuticals	4.3
Electronic Equipment, Instruments & Components	3.5
Media	3.5
Banks	3.2
Interactive Media & Services	2.7
Health Care Equipment & Supplies	2.5
Software	2.5
Internet & Direct Marketing Retail	2.2
IT Services	2.1
U.S. Treasury Obligation	2.1
Diversified Telecommunication Services	1.7
Health Care Providers & Services	1.7
Insurance	1.6
Biotechnology	1.6
Technology Hardware, Storage & Peripherals	1.5
Construction & Engineering	1.2
Metals & Mining	1.2
Affiliated Mutual Fund (1.1% represents investments purchased with collateral from securities on loan)	1.1
Automobiles	1.1
Chemicals	1.1
Machinery	1.0
Auto Components	1.0
Tobacco	0.6
Life Sciences Tools & Services	0.6
Food & Staples Retailing	0.6
Real Estate Management & Development	0.6
Wireless Telecommunication Services	0.6
Household Durables	0.6
Electrical Equipment	0.5

Energy Equipment & Services	0.5%
Trading Companies & Distributors	0.5
Communications Equipment	0.5
Equity Real Estate Investment Trusts (REITs)	0.4
Textiles, Apparel & Luxury Goods	0.4
Professional Services	0.4
Specialty Retail	0.4
Health Care Technology	0.4
Beverages	0.3
Food Products	0.3
Construction Materials	0.3
Paper & Forest Products	0.3
Aerospace & Defense	0.3
Multiline Retail	0.3
Diversified Financial Services	0.3
Airlines	0.3
Capital Markets	0.3
Gas Utilities	0.2
Electric Utilities	0.2
Commercial Services & Supplies	0.2
Options Purchased	0.1
Diversified Consumer Services	0.1
Industrial Conglomerates	0.1
Hotels, Restaurants & Leisure	0.1
Distributors	0.1
Water Utilities	0.1
Personal Products	0.1
Independent Power & Renewable Electricity Producers	0.1
Unaffiliated Exchange Traded Funds	0.1
Road & Rail	0.1
Building Products	0.0	*
Transportation Infrastructure	0.0	*
Electrical Equipment & Instruments	0.0	*
Consumer Finance	0.0	*

	94.5
Options Written	(0.1)
Other assets in excess of liabilities	5.6

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk,credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$19,368	*	Due from/to broker — variation margin swaps	$1,015	*
Credit contracts	—	—		Premiums received for OTC swap agreements	47,074
Credit contracts	—	—		Options written outstanding, at value	12,040
Credit contracts	Unrealized appreciation on OTC swap agreements	4,450		—	—
Equity contracts	Due from/to broker — variation margin futures	169,785	*	Due from/to broker — variation margin futures	72,628	*
Equity contracts	Unaffiliated investments	80		Options written outstanding, at value	4,667

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on OTC swap agreements	$143,754		Unrealized depreciation on OTC swap agreements	$172,308
Foreign exchange contracts	Due from/to broker — variation margin futures	25,026	*	Due from/to broker — variation margin futures	78,703	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	17,120		Unrealized depreciation on OTC forward foreign currency exchange contracts	23,066
Interest rate contracts	Due from/to broker — variation margin futures	285,566	*	Due from/to broker — variation margin futures	126,398	*
Interest rate contracts	Unaffiliated investments	28,406		—	—

Total		$693,555			$537,899

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$(183,017)
Credit contracts	—	—	26,729	—	—	(48,588)
Equity contracts	39	292,576	(90,003)	(79,733)	(91,867)	741,312
Foreign exchange contracts	—	—	—	162,413	—	—
Interest rate contracts	—	—	(11)	(140,966)	—	—

Total	$39	$292,576	$(63,285)	$(58,286)	$(91,867)	$509,707

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$2,210
Credit contracts	—	—	(1,191)	—	—	(7,607)
Equity contracts	(71)	15,659	4,385	98,585	—	(29,731)
Foreign exchange contracts	—	(4,630)	366	(2,336)	12,013	—
Interest rate contracts	—	(5,171)	—	178,912	—	—

Total	$(71)	$5,858	$3,560	$275,161	$12,013	$(35,128)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For	the year ended December 31, 2018, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(2)
$142,628	$2,480,250	$22,048,244	$27,665,624	$3,947,195

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

Forward Foreign Currency Exchange Contracts- Sold(2)	Credit Default Swap Agreements- Buy Protection(3)	Credit Default Swap Agreements- Sell Protection(3)	Total Return Swap Agreements(3)
$4,720,815	$500,877	$4,032,974	$17,988,252

(1)	Cost.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$199,414	$(199,414)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$149,660	$(175,120)	$(25,460)	$25,460	$—
Barclays Bank PLC	—	(1,077)	(1,077)	—	(1,077)
Citibank, N.A.	5,539	(18,011)	(12,472)	—	(12,472)
Deutsche Bank AG	2,088	(804)	1,284	—	1,284
Goldman Sachs International	20,955	(35,439)	(14,484)	—	(14,484)
JPMorgan Chase Bank, N.A.	5,282	(8,801)	(3,519)	—	(3,519)
Morgan Stanley & Co. International PLC	10,206	(19,903)	(9,697)		(9,697)

	$193,730	$(259,155)	$(65,425)	$25,460	$(39,965)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS:
Investments at value, including securities on loan of $199,414:
Unaffiliated investments (cost $18,177,064)	$17,065,191
Affiliated investments (cost $210,253)	210,232
Deposit with broker for centrally cleared/exchange-traded derivatives	760,171
Receivable for investments sold	601,521
Unrealized appreciation on OTC swap agreements	148,204
Cash segregated for counterparty—OTC	80,000
Dividends and interest receivable	56,660
Receivable for Portfolio shares sold	34,789
Due from broker-variation margin futures	25,661
Unrealized appreciation on OTC forward foreign currency exchange contracts	17,120
Tax reclaim receivable	1,857
Receivable from affiliate	1,608
Due from broker-variation margin swaps	1,164
Prepaid expenses	727

Total Assets	19,004,905

LIABILITIES:
Payable to broker for collateral for securities on loan	209,569
Unrealized depreciation on OTC swap agreements	172,308
Payable for investments purchased	136,068
Custodian and accounting fees payable	69,917
Premiums received for OTC swap agreements	47,074
Accrued expenses and other liabilities	34,196
Unrealized depreciation on OTC forward foreign currency exchange contracts	23,066
Options written outstanding, at value (premiums received $25,785)	16,707
Payable to custodian	9,027
Management fees payable	3,044
Distribution fee payable	747
Payable to affiliate	592
Affiliated transfer agent fee payable	369
Payable for Portfolio shares repurchased	25

Total Liabilities	722,709

NET ASSETS	$18,282,196

Net assets were comprised of:
Partners Equity	$18,282,196

Net asset value and redemption price per share, $18,282,196 / 2,107,731 outstanding shares of beneficial interest	$8.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $20,309, of which $3,983 is reimbursable by an affiliate)	$239,182
Interest income (net of $120 foreign withholding tax)	34,790
Income from securities lending, net (including affiliated income of $1,217)	1,608

275,580

EXPENSES
Management fees	192,788
Distribution fee	46,343
Custodian and accounting fees	192,669
Audit fee	33,510
Shareholders’ reports	12,883
Legal fees and expenses	10,190
Trustees’ fees	9,619
Transfer agent’s fees and expenses (including affiliated expense of $2,193)	6,987
Miscellaneous	27,667

Total expenses	532,656
Less: Fee waivers and/or expense reimbursement	(269,427)

Net expenses	263,229

NET INVESTMENT INCOME (LOSS)	12,351

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10))	617,164
Futures transactions	(58,286)
Options written transactions	(63,285)
Swap agreements transactions	509,707
Forward currency contracts transactions	(91,867)
Foreign currency transactions	(112,580)

800,853

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(10))	(2,179,797)
Futures	275,161
Options written	3,560
Forward currency contracts	12,013
Swap agreements	(35,128)
Foreign currencies	(2,684)

(1,926,875)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(1,126,022)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,113,671)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$12,351	$(41,310)
Net realized gain (loss) on investment and foreign currency transactions	800,853	(517,282)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,926,875)	821,358

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,113,671)	262,766

PORTFOLIO SHARE TRANSACTIONS:
Portfolio share sold [227,301 and 139,980 shares, respectively]	2,034,061	1,280,474
Portfolio share repurchased [99,290 and 32,852 shares, respectively]	(877,548)	(300,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PORTFOLIO SHARE TRANSACTIONS	1,156,513	980,282

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,842	1,243,048
NET ASSETS:
Beginning of year	18,239,354	16,996,306

End of year	$18,282,196	$18,239,354

SEE NOTES TO FINANCIAL STATEMENTS.

A248

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2018

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi (offshore)
COP	Columbian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
CBOE	Chicago Board Options Exchange
FTSE	Financial Times Stock Exchange
JSE	Johannesburg Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XNGS	NASDAQ Global Select Market

Index:

BIST	Borsa Istanbul Index
BTP	Buoni del Tesoro Poliennali
CAC40	French Stock Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CPI	Consumer Price Index
DAX	German Stock Index
IBEX	Spanish Stock Index
iTraxx	International Credit Derivative Index

NIKKEI	Japanese Stock Market Index
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
BABs	Build America Bonds
BBR	New Zealand Bank Bill Rate
BBSW	Australian Bank Bill Swap Reference Rate
Bobl	Bundesobligationen-German Government Bonds
bps	Basis Points
CDOR	Canadian Dealer Offered Rate
CDS	Credit Default Swap
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia and Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GMTN	Global Medium Term Note
HIBOR	Hong Kong Interbank Offered Rate
IO	Interest Only (Principal amount represents notional)
JIBAR	Johannesburg Interbank Agreed Rate
KWCDC	Korean Won Certificate of Deposit
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NIBOR	Norwegian Interbank Offered Rate
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor (French treasury bond)
OTC	Over-the-counter
PJSC	Public Joint-Stock Company
PO	Principal Only
PRFC	Preference Shares
REITs	Real Estate Investment Trusts
REMICS	Real Estate Mortgage Investment Conduit Security
S&P	Standard & Poor
SDR	Sweden Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

A249

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	December 31, 2018

SLM	Student Loan Mortgage
SONIA	Sterling Overnight Index Average
SPDR	Standard & Poor’s Depository Receipts
STIBOR	Stockholm Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
UTS	Unit Trust Security
WIBOR	Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A250

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2018 consisted of 87 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 20 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio except for AST Columbia Adaptive Risk Allocation Portfolio, AST Goldman Sachs Global Income Portfolio and AST Morgan Stanley Multi-Asset Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and Subadviser(s):

	Objective(s)	Subadviser(s)
AST AB Global Bond Portfolio (“AB Global Bond”)	Generate current income consistent with preservation of capital.	AllianceBernstein, L.P.

AST American Funds Growth Allocation Portfolio (“American Funds Growth Allocation”)	Long-term growth of capital and secondarily to generate income.	Capital International, Inc.

AST Columbia Adaptive Risk Allocation Portfolio (“Columbia Adaptive Risk Allocation”)	Consistent total returns by seeking to allocate risks across multiple asset classes.	Columbia Management Investment Advisers, LLC

AST Emerging Managers Diversified Portfolio (“Emerging Managers Diversified”)	Total return.	Dana Investment Advisors, Inc. / Longfellow Investment Management Co., LLC

AST FQ Absolute Return Currency Portfolio (“FQ Absolute Return Currency”)	Absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.

AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”)	Capital appreciation with reduced market correlation.	Franklin Advisers, Inc. / K2 / D&S Management Co., LLC / Templeton Global Advisors Ltd.

AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”)	Total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Global Income Portfolio (“Goldman Sachs Global Income”)	High total return emphasizing current income and to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management International

AST Jennison Global Infrastructure Portfolio (“Jennison Global Infrastructure”)	Total return.	Jennison Associates, LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.)

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	Objective(s)	Subadviser(s)
AST Managed Alternatives Portfolio (“Managed Alternatives”)	Long-term capital appreciation, with a focus on downside protection.	None

AST Managed Equity Portfolio (“Managed Equity”)	Capital appreciation.	Quantitative Management Associates, LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.)

AST Managed Fixed Income Portfolio (“Managed Fixed Income”)	Total return.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST Morgan Stanley Multi-Asset Portfolio (“Morgan Stanley Multi-Asset”)	Total return.	Morgan Stanley Investment Management, Inc.

AST Neuberger Berman Long/Short Portfolio (“Neuberger Berman Long/Short”)	Long-term capital appreciation, with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers, LLC

AST PIMCO Dynamic Bond Portfolio (“PIMCO Dynamic Bond”), formerly, AST Goldman Sachs Strategic Income Portfolio (“Goldman Sachs Strategic Income”)	Total return.	Goldman Sachs Asset Management, L.P./Pacific Investment Management Company LLC

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.	Jennison (a wholly-owned subsidiary of PGIM, Inc.)/ QMA (a wholly-owned subsidiary of PGIM, Inc.) / PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc. (a wholly-owned subsidiary of PGIM, Inc.)

AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd / T. Rowe Price International Ltd - Tokyo / T. Rowe Price Hong Kong Limited

AST Wellington Management Global Bond Portfolio (“Wellington Management Global Bond”)	Consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (US Hedged).	Wellington Management Company, LLP

AST Wellington Management Real Total Return Portfolio (“Wellington Management Real Total Return”)	Long-term real total return.	Wellington Management Company, LLP
.

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2.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) for Jennison Global Infrastructure, Managed Equity and Managed Fixed Income. PGIM Investments is the sole Investment Manager for AB Global Bond, American Funds Growth Allocation, Columbia Adaptive Risk Allocation, Emerging Managers Diversified, FQ Absolute Return Currency, Franklin Templeton K2 Global Absolute Return, Goldman Sachs Global Growth Allocation, Goldman Sachs Global Income, Managed Alternatives, Morgan Stanley Multi-Asset, Neuberger Berman Long/Short, PIMCO Dynamic Bond, Prudential Flexible Multi-Strategy, QMA International Core Equity, T. Rowe Price Diversified Real Growth, Wellington Management Global Bond and Wellington Management Real Total Return. Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as

B3

the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

B4

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately

B5

as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates and to gain exposure to commodities. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales: Certain Portfolios sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

B6

Swap Agreements: Certain Portfolios enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios enter into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

B7

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of a Portfolio. For multi-sleeve Portfolios, different Subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2018, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

B8

Warrants and Rights: Certain Portfolios hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions: Certain Portfolios purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls: Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs): Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

B9

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential as referenced in Note 4. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2018, the Investment Manager had engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
AB Global Bond	0.64% first $300 million;	0.62%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion

B10

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
American Funds Growth Allocation	0.6825% first $300 million;	0.28%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
Columbia Adaptive Risk Allocation	0.94% first $300 million;	0.25%
	0.93% on next $200 million;
	0.92% on next $250 million;
	0.91% on next $2.5 billion;
	0.90% on next $2.75 billion;
	0.87% on next $4 billion;
	0.85% in excess of $10 billion
Emerging Managers Diversified	0.74% first $300 million;	—	#
	0.73% on next $200 million;
	0.72% on next $250 million;
	0.71% on next $2.5 billion;
	0.70% on next $2.75 billion;
	0.67% on next $4 billion;
	0.65% in excess of $10 billion
FQ Absolute Return Currency	0.8325% first $300 million;	—	#
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
Franklin Templeton K2 Global Absolute Return	0.7825% first $300 million;	—	#
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Goldman Sachs Global Growth Allocation	0.7825% first $300 million;	0.09%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Goldman Sachs Global Income	0.64% first $300 million;	0.62%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion
Jennison Global Infrastructure	0.8325% first $300 million;	—	#
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
Managed Alternatives(1)	0.15%	—	#
Managed Equity(1)	0.15%	—	#
Managed Fixed Income(1)	0.15%	0.14%
Morgan Stanley Multi-Asset	1.04% first $300 million;	—	#
	1.03% on next $200 million;
	1.02% on next $250 million;
	1.01% on next $2.5 billion;
	1.00% on next $2.75 billion;
	0.97% on next $4 billion;
	0.95% in excess of $10 billion

B11

	Management Fees	Effective Management Fees, Net of Waiver, if Applicable
Neuberger Berman Long/Short	1.04% first $300 million;	0.55%
	1.03% on next $200 million;
	1.02% on next $250 million;
	1.01% on next $2.5 billion;
	1.00% on next $2.75 billion;
	0.97% on next $4 billion;
	0.95% in excess of $10 billion
PIMCO Dynamic Bond	0.7125% first $300 million;	0.70%
	0.7025% on next $200 million;
	0.6925% on next $250 million;
	0.6825% on next $2.5 billion;
	0.6725% on next $2.75 billion;
	0.6425% on next $4.0 billion;
	0.6225% in excess of $10 billion
Prudential Flexible Multi-Strategy	0.9825% first $300 million;	0.34%
	0.9725% on next $200 million;
	0.9625% on next $250 million;
	0.9525% on next $2.5 billion;
	0.9425% on next $2.75 billion;
	0.9125% on next $4 billion;
	0.8925% in excess of $10 billion
QMA International Core Equity	0.7325% first $300 million;	0.71%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
T. Rowe Price Diversified Real Growth	0.7325% first $300 million;	— #
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
Wellington Management Global Bond	0.64% first $300 million;	0.62%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion
Wellington Management Real Total Return	1.04% first $300 million;	— #
	1.03% on next $200 million;
	1.02% on next $250 million;
	1.01% on next $2.5 billion;
	1.00% on next $2.75 billion;
	0.97% on next $4 billion;
	0.95% in excess of $10 billion

Fee Waivers and/or Expense Limitations
American Funds Growth Allocation	contractually limit expenses to 0.92% through June 30, 2019(a)(b)
Columbia Adaptive Risk Allocation	contractually limit expenses to 1.28% through June 30, 2019(a)(b)
Emerging Managers Diversified	contractually limit expenses to 1.07% through June 30, 2019
FQ Absolute Return Currency	contractually limit expenses to 1.22% through June 30, 2019
Franklin Templeton K2 Global Absolute Return	contractually limit expenses to 1.17% through June 30, 2019(a)(b)
Goldman Sachs Global Growth Allocation	contractually limit expenses to 1.19% through June 30, 2019(a)(b)
Goldman Sachs Global Income	contractually waive 0.012% through June 30, 2018
Jennison Global Infrastructure	contractually limit expenses to 1.26% through June 30, 2019

B12

Fee Waivers and/or Expense Limitations
Managed Alternatives	contractually limit expenses to 1.47% through June 30, 2019(d)
Managed Equity	contractually limit expenses to 1.25% through June 30, 2019(c)
Managed Fixed Income	contractually limit expenses to 1.25% through June 30, 2019(c)
Morgan Stanley Multi-Asset	contractually limit expenses to 1.42% through June 30, 2019
Neuberger Berman Long/Short	contractually limit expenses to 1.42% through June 30, 2019
PIMCO Dynamic Bond	effective July 1, 2018 voluntarily limit expenses to 1.02%
Prudential Flexible Multi-Strategy	contractually limit expenses to 1.48% through June 30, 2019(a)(c)
QMA International Core Equity	contractually limit expenses to 0.995% through June 30, 2018
T. Rowe Price Diversified Real Growth	contractually waive 0.01% through June 30, 2019
contractually limit expenses to 1.05% through June 30, 2019(a)(b)
Wellington Management Real Total Return	contractually waive 0.133% through June 30, 2019
contractually limit expenses to 1.42% through June 30, 2019

(a)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(b)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the Subadviser.
(c)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust.
(d)	Expense limitation includes acquired fund fees and expenses excluding underlying dividends on securities sold short and brokers fees and expenses on short sales.
#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.
(1)

The Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Managed Alternatives, Managed Equity and Managed Fixed Income. In addition, the 12b-1 fee is waived for the assets of Goldman Sachs Global GrowthAllocation Portfolio and Prudential Flexible Multi-Strategy Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission

B13

is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2018, brokerage commission recaptured under these agreements was as follows:

Amount
Columbia Adaptive Risk Allocation	$11
Franklin Templeton K2 Global Absolute Return Portfolio	13
Neuberger Berman Long/Short Portfolio	914
T. Rowe Price Diversified Real Growth Portfolio	28
Wellington Management Real Total Return Portfolio	76

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2016.

The SEC Staff and other regulators continue to review the matter.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Portfolios’ independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Portfolios’ independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax

B14

status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Portfolios’ independent trustees. The aggregate previously unreimbursed excess withholding tax and opportunity loss payments for each affected Portfolio are disclosed in the respective Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal year or period ended December 31, 2018.

In addition to the above, Prudential committed to the Portfolios’ independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Portfolios’ independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax within approximately 30 days of the pay date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status. Working with its third-party consultant and a third-party consultant retained by the Portfolios’ independent trustees, Prudential has since developed a process to reimburse the affected Portfolios in a more timely manner. That process is currently being reviewed and tested by Prudential’s third-party consultant.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been accrued or paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Withholding Tax
AB Global Bond	$22,536
Columbia Adaptive Risk Allocation	264
Franklin Templeton K2 Global Absolute Return	2,787
Goldman Sachs Global Income	30,942
Jennison Global Infrastructure	5,520
Morgan Stanley Multi-Asset	376
Neuberger Berman Long/Short	357
Prudential Flexible Multi-Strategy	12,819
QMA International Core Equity	361,632
T. Rowe Price Diversified Real Growth	7,188
Wellington Mangement Global Bond	122,986
Wellington Management Real Total Return	3,983

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

2018 Payments
Franklin Templeton K2 Global Absolute Return	$18,764
Jennison Global Infrastructure	14,442
Morgan Stanley Multi-Asset	6,523
Neuberger Berman Long/Short	5,150
Prudential Flexible Multi-Strategy	7,970

B15

2018 Payments
QMA International Core Equity	$1,026,691
T. Rowe Price Diversified Real Growth	14,819
Wellington Management Global Bond	21,320
Wellington Management Real Total Return	598

The following amounts have been paid in 2018 by Prudential for previously unreimbursed excess withholding taxes and for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	Opportunity Loss	Unreimbursed Excess Withholding Taxes
AB Global Bond	$3,193	$101,048
Columbia Adaptive Risk Allocation	75	8,104
Emerging Managers Diversified	—	43
Franklin Templeton K2 Global Absolute Return	894	962
Goldman Sachs Global Income	795	49,906
Jennison Global Infrastructure	810	4,916
Morgan Stanley Multi-Asset	—	1,304
Neuberger Berman Long/Short	386	8,231
PIMCO Dynamic Bond	—	442
Prudential Flexible Multi-Strategy	95	1,677
QMA International Core Equity	34,154	—
T. Rowe Price Diversified Real Growth	1,896	6,514
Wellington Mangement Global Bond	7,506	107,152

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were as follows:

	Cost of Purchases	Proceeds from Sales
AB Global Bond	$2,866,680,087	$2,809,101,215
American Funds Growth Allocation	350,432,002	31,490,308
Columbia Adaptive Risk Allocation	26,258,579	24,998,402
Emerging Managers Diversified	4,748,769	2,901,489
Franklin Templeton K2 Global Absolute Return	5,186,758	4,574,849
Goldman Sachs Global Growth Allocation	17,974,118	15,819,692
Goldman Sachs Global Income	2,268,014,370	2,162,519,023
Jennison Global Infrastructure	11,166,532	9,927,031
Managed Alternatives	3,257,200	301,000
Managed Equity	7,890,000	2,524,788
Managed Fixed Income	17,454,567	13,444,638
Morgan Stanley Multi-Asset	5,679,535	6,757,008
Neuberger Berman Long/Short	16,203,271	14,726,439
PIMCO Dynamic Bond	374,347,904	347,724,068
Prudential Flexible Multi-Strategy	26,157,355	21,090,169
QMA International Core Equity	1,552,491,912	1,210,709,799
T. Rowe Price Diversified Real Growth	30,408,809	24,490,402
Wellington Management Global Bond	1,170,552,538	1,413,169,647
Wellington Management Real Total Return	20,724,764	18,268,266

B16

For the year ended December 31, 2018, the Portfolios’ purchases and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

	Purchases	Sales	Realized Gain (Loss)
PIMCO Dynamic Bond	$6,269,838	$—	$—
T. Rowe Price Diversified Real Growth	8,882	11,975	273
Wellington Management Real Total Return	18,958	25,702	(4,249)

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year/period ended December 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AB Global Bond
PGIM Core Ultra Short Bond Fund	$13,227,998	$1,066,566,417	$1,078,317,659	$—	$—	$1,476,756	1,476,756	$895,876
PGIM Institutional Money Market Fund	11,860,084	403,773,566	396,599,674	(850)	13,995	19,047,121	19,049,026	162,721	**

	$25,088,082	$1,470,339,983	$1,474,917,333	$(850)	$13,995	$20,523,877		$1,058,597

Affiliated Mutual Fund*	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

American Funds Growth Allocation
PGIM Core Ultra Short Bond Fund	$—	$6,829	$6,598	$—	$—	$231	231	$2

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Columbia Adaptive Risk Allocation
PGIM Core Ultra Short Bond Fund	$9,267,112	$44,866,082	$45,104,836	$—	$—	$9,028,358	9,028,358	$196,033
PGIM Institutional Money Market Fund	746,076	21,176,149	20,593,402	72	(47)	1,328,848	1,328,981	3,309	**

	$10,013,188	$66,042,231	$65,698,238	$72	$(47)	$10,357,206		$199,342

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Emerging Managers Diversified
PGIM Core Ultra Short Bond Fund	$287,228	$3,835,837	$3,655,219	$—	$—	$467,846	467,846	$5,479
PGIM Institutional Money Market Fund	—	19,466,576	18,589,827	(34)	(51)	876,664	876,752	1,716	**

	$287,228	$23,302,413	$22,245,046	$(34)	$(51)	$1,344,510		$7,195

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Franklin Templeton K2 Global Absolute Return
PGIM Core Ultra Short Bond Fund	$9,039,167	$16,199,422	$16,118,328	$—	$—	$9,120,261	9,120,261	$211,605
PGIM Institutional Money Market Fund	349,412	6,223,411	5,634,518	(85)	13	938,233	938,327	1,357	**

	$9,388,579	$22,422,833	$21,752,846	$(85)	$13	$10,058,494		$212,962

B17

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Goldman Sachs Global Growth Allocation
PGIM Core Ultra Short Bond Fund	$3,523,694	$20,154,176	$18,601,965	$—	$—	$5,075,905	5,075,905	$88,633
PGIM Institutional Money Market Fund	4,835,265	109,848,608	113,930,326	(74)	(504)	752,969	753,044	8,891	**

	$8,358,959	$130,002,784	$132,532,291	$(74)	$(504)	$5,828,874		$97,524

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Goldman Sachs Global Income
PGIM Core Ultra Short Bond Fund	$2,592,030	$1,406,959,959	$1,402,153,544	$—	$—	$7,398,445	7,398,445	$439,458
PGIM Institutional Money Market Fund	2,558,517	47,587,271	46,337,155	(74)	(838)	3,807,721	3,808,101	16,316	**

	$5,150,547	$1,454,547,230	$1,448,490,699	$(74)	$(838)	$11,206,166		$455,774

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Jennison Global Infrastructure
PGIM Core Ultra Short Bond Fund	$357,423	$8,169,945	$7,498,908	$—	$—	$1,028,460	1,028,460	$10,752
PGIM Institutional Money Market Fund	303	7,737,879	6,252,096	(140)	(88)	1,485,858	1,486,006	1,428	**

	$357,726	$15,907,824	$13,751,004	$(140)	$(88)	$2,514,318		$12,180

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Managed Alternatives
AST FQ Absolute Return Currency	$928,789	$452,499	$56,000	$(40,606)	$(1,847)	$1,282,835	132,251	$—
AST Morgan Stanley Multi-Asset	1,915,947	840,200	121,000	(82)	(4,651)	2,630,414	287,791	—
AST Neuberger Berman Long/Short	1,692,583	670,500	25,000	(165,622)	3,758	2,176,219	208,650	—
AST PIMCO Dynamic Bond	1,152,762	471,000	45,000	(6,120)	246	1,572,888	164,013	—
AST Wellington Management Real Total Return	1,383,539	617,000	32,000	(102,937)	(1,493)	1,864,109	214,759	—
PGIM Core Ultra Short Bond Fund	104,346	3,402,250	3,407,556	—	—	99,040	99,040	2,393

	$7,177,966	$6,453,449	$3,686,556	$(315,367)	$(3,987)	$9,625,505		$2,393

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Managed Equity
AST AQR Emerging Markets Equity	$2,932,215	$1,965,000	$150,000	$(810,338)	$16,130	$3,953,007	380,463	$—
AST ClearBridge Dividend Growth	1,543,444	400,000	200,000	(140,666)	57,940	1,660,718	98,911	—
AST Global Real Estate	318,801	50,000	300,000	(17,754)	14,685	65,732	5,505	—
AST Goldman Sachs Mid-Cap Growth	2,236,566	220,000	225,000	(151,984)	45,587	2,125,169	235,606	—
AST Hotchkis & Wiley Large-Cap Value	2,581,565	750,000	80,000	(473,378)	21,095	2,799,282	109,604	—
AST International Growth	5,223,768	575,000	205,000	(802,069)	42,022	4,833,721	311,050	—
AST International Value	5,228,776	935,000	395,000	(989,852)	43,769	4,822,693	269,726	—
AST Loomis Sayles Large-Cap Growth	2,384,017	1,485,000	100,000	(206,949)	39,489	3,601,557	74,213	—
AST MFS Global Equity	1,780,011	210,000	50,000	(198,285)	13,358	1,755,084	94,563	—

B18

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Neuberger Berman / LSV Mid-Cap Value	$2,315,642	$395,000	$50,000	$(447,046)	$11,861	$2,225,457	76,293	$—
AST QMA US Equity Alpha	2,961,596	685,000	230,000	(379,133)	74,621	3,112,084	110,987	—
AST Small-Cap Growth	725,384	50,000	75,000	(80,871)	27,606	647,119	15,872	—
AST Small-Cap Value	969,249	150,000	280,000	(216,740)	59,235	681,744	28,705	—
AST T. Rowe Price Natural Resources	320,767	20,000	—	(57,007)	—	283,760	14,726	—
PGIM Core Ultra Short Bond Fund	216,787	7,847,170	7,789,945	—	—	274,012	274,012	5,773

	$31,738,588	$15,737,170	$10,129,945	$(4,972,072)	$467,398	$32,841,139		$5,773

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Managed Fixed Income
AST BlackRock Low Duration Bond	$3,344,101	$667,898	$355,000	$16,950	$10,096	$3,684,045	340,485	$—
AST High Yield	528,151	105,932	75,000	(21,988)	10,353	547,448	55,466	—
AST Lord Abbett Core Fixed-Income	8,138,935	1,631,288	9,649,711	(253,793)	133,281	—	—	—
AST PIMCO Dynamic Bond	350,746	106,621	65,000	(1,731)	307	390,943	40,766	—
AST Prudential Core Bond	18,988,360	13,763,357	2,522,000	(217,354)	152,197	30,164,560	2,472,505	—
AST Wellington Management Global Bond	2,297,587	573,037	398,000	64,741	19,716	2,557,081	232,040	—
AST Western Asset Core Bond	—	5,184	5,192	—	8	—	—	—
AST Western Asset Emerging Markets Debt	526,488	99,756	207,000	(50,650)	12,553	381,147	35,822	—
PGIM Core Ultra Short Bond	212,189	6,867,231	6,787,861	—	—	291,559	291,559	4,279

	$34,386,557	$23,820,304	$20,064,764	$(463,825)	$338,511	$38,016,783		$4,279

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PIMCO Dynamic Bond
PGIM Core Ultra Short Bond Fund	$6,040,505	$1,171,374,373	$1,175,627,014	$—	$—	$1,787,864	1,787,864	$249,796
PGIM Institutional Money Market Fund	1,370,779	20,261,293	17,662,730	(169)	(56)	3,969,117	3,969,514	11,066	**

	$7,411,284	$1,191,635,666	$1,193,289,744	$(169)	$(56)	$5,756,981		$260,862

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Prudential Flexible Multi-Strategy
AST Global Real Estate	$2,236,195	$—	$—	$105,295	$—	$2,130,900	178,467	$—
AST High Yield	1,057,481	—	—	(21,002)	—	1,036,479	105,013	—
AST Prudential Core Bond	23,753,897	—	—	(193,121)	—	23,560,776	1,931,211	—
AST QMA US Equity Alpha	23,522,280	2,500,000	2,000,000	(2,670,379)	403,756	21,755,657	775,879	—
PGIM Core Ultra Short Bond Fund	8,596,334	28,031,415	27,250,195	—	—	9,377,554	9,377,554	142,529
PGIM Institutional Money Market Fund	56,607	1,571,858	1,628,409	1	34	91	91	494	**

	$59,222,794	$32,103,273	$ 30,878,604	$(2,989,796)	$403,790	$57,861,457		$143,023

B19

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
QMA International Core Equity
PGIM Core Ultra Short Bond Fund	$9,111,775	$606,399,112	$596,249,491	$—	$—	$19,261,396	19,261,396	$284,332
PGIM Institutional Money Market Fund	20,780,456	310,443,858	296,798,091	(1,748)	7,069	34,431,544	34,434,988	177,147	**

	$29,892,231	$916,842,970	$893,047,582	$(1,748)	$7,069	$53,692,940		$461,479

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
T. Rowe Price Diversified Real Growth
PGIM Core Ultra Short Bond Fund	$1,772,340	$34,369,852	$35,445,039	$—	$—	$697,153	697,153	$23,738
PGIM Institutional Money Market Fund	617,272	9,343,752	8,858,073	(115)	(142)	1,102,694	1,102,804	3,218	**

	$2,389,612	$43,713,604	$44,303,112	$(115)	$(142)	$1,799,847		$26,956

Affiliated Mutual Fund*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Wellington Management Global Bond
PGIM Institutional Money Market Fund	$7,917,172	$140,453,555	$146,093,121	$448	$8,898	$2,286,952	2,287,181	$33,724	**

Affiliated Mutual Fund*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Wellington Management Real Total Return
PGIM Institutional Money Market Fund	$338,861	$2,821,253	$2,949,862	$(10)	$(10)	$210,232	210,253	$1,217	**

*	The Funds/Portfolios did not have any capital gain distributions during the reporting period.

**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

6.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios

B20

paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2018. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2018
AB Global Bond	$3,935,667	3.15%	21	$10,868,000	$—
American Funds Growth Allocation	6,275,000	3.75%	1	6,275,000	—
Goldman Sachs Global Income	6,284,500	3.55%	10	11,050,000	—
Managed Fixed Income	495,600	3.30%	5	721,000	—
PIMCO Dynamic Bond	1,343,350	3.70%	20	7,720,000	7,720,000
QMA International Core Equity	1,665,000	3.01%	13	5,966,000	—
Wellington Management Global Bond	6,199,625	3.30%	8	8,571,000	—

8.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

As of December 31, 2018, all shares of the Portfolios were owned of record by the following affiliates of the Investment Manager: Prudential Retirement Insurance & Annuity Company (“PRIAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios as part of their investments.

In addition, the following number of shareholders held the following percentage of outstanding shares of a Portfolio, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
AB Global Bond	3	97%	97%
American Funds Growth Allocation	2	100	100
Columbia Adaptive Risk Allocation	4	100	100
Emerging Managers Diversified	4	100	100
FQ Absolute Return Currency	5	100	100
Franklin Templeton K2 Global Absolute Return	3	96	96
Goldman Sachs Global Growth Allocation	2	100	100
Goldman Sachs Global Income	3	97	97
Jennison Global Infrastructure	5	100	100
Managed Alternatives	2	100	100
Managed Equity	2	100	100
Managed Fixed Income	2	100	100
Morgan Stanley Multi-Asset	4	100	100
Neuberger Berman Long/Short	5	100	100
PIMCO Dynamic Bond	3	92	92

B21

	Number of Shareholders	% of Outstanding Shares	% held by an Affiliate of Prudential
Prudential Flexible Multi-Strategy	2	100	100
QMA International Core Equity	4	96	96
T. Rowe Price Diversified Real Growth	2	100	100
Wellington Management Global Bond	3	97	97
Wellington Management Real Total Return	4	98	98

9.	Reorganization

On July 23, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Columbia Adaptive Risk Allocation Portfolio (the “Merged Portfolio”) for shares of AST T. Rowe Price Diversified Real Growth Portfolio (the “Acquiring Portfolio) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on November 15, 2018 and the reorganization took place at the close of business on January 25, 2019.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investments Cost
AST Columbia Adaptive Risk Allocation Portfolio	$11,184,460	$11,560,418

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on January 25, 2019:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Columbia Adaptive Risk Allocation Portfolio	1,381,151	AST T. Rowe Price Diversified Real Growth Portfolio	1,262,091	$16,356,808

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation on Investments	Acquiring Portfolio	Net Assets
AST Columbia Adaptive Risk Allocation Portfolio	$16,356,808	$(375,958)	AST T. Rowe Price Diversified Real Growth Portfolio	$62,994,714

10.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have

B22

liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolio invests could go down. The Portfolio’s holdings can vary significantly from broad market indexes and the performance of the Portfolio can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolio will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolio may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk:    The Portfolio’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolio invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the

B23

event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk:    A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Portfolio.

Short Sales Risk:    Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolio already owns), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

11.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Investment Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

B24

Financial Highlights

	AST AB Global Bond Portfolio
	Year Ended December 31,				July 13, 2015(c) through December 31, 2015
	2018		2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.86		$10.60	$10.08	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.22	0.17	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.17)		0.04	0.35	0.04

Total from investment operations	0.05		0.26	0.52	0.08

Capital Contributions	—	(e)(f)	—	—	—

Net Asset Value, end of period	$10.91		$10.86	$10.60	$10.08

Total Return(a)	0.46	%(g)	2.45%	5.16%	0.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,583.1		$1,709.3	$1,299.0	$1,130.8
Ratios to average net assets(b):.
Expenses After Waivers and/or Expense Reimbursement	0.90%		0.90%	0.91%	0.92	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.90%		0.90%	0.91%	0.92	%(h)
Net investment income (loss)	2.03%		2.01%	1.65%	0.90	%(h)
Portfolio turnover rate(i)	210%		99%	88%	55%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST American Funds Growth Allocation Portfolio
	April 30, 2018(c) through December 31, 2018
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.46
Net realized and unrealized gain (loss) on investments	(0.91)

Total from investment operations	(0.45)

Net Asset Value, end of period	$9.55

Total Return(a)	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$298.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.60	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.01	%(e)
Net investment income (loss)	6.86	%(e)
Portfolio turnover rate(f)	20%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Columbia Adaptive Risk Allocation Portfolio
	Year Ended December 31,				July 13, 2015(c) through December 31, 2015
	2018		2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$12.00		$10.57	$9.64	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21		0.07	0.10	0.05
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.78)		1.36	0.83	(0.41)

Total from investment operations	(0.57)		1.43	0.93	(0.36)

Capital Contributions	—	(e)(f)	—	—	—

Net Asset Value, end of period	$11.43		$12.00	$10.57	$9.64

Total Return(a)	(4.75	)%(g)	13.53%	9.65%	(3.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.5		$20.3	$13.5	$6.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.20%		1.18%	1.18%	1.22	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.89%		2.02%	2.31%	4.62	%(h)
Net investment income (loss)	1.75%		0.64%	0.96%	1.17	%(h)
Portfolio turnover rate(i)	220%		378%	345%	45%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Emerging Managers Diversified Portfolio
	Year Ended December 31,				July 13, 2015(c) through December 31, 2015
	2018		2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.51		$10.07	$9.73	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17		0.15	0.13	0.05
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.91)		1.29	0.21	(0.32)

Total from investment operations	(0.74)		1.44	0.34	(0.27)

Capital Contributions	—	(e)(f)	—	—	—

Net Asset Value, end of period	$10.77		$11.51	$10.07	$9.73

Total Return(a)	(6.43	)%(g)	14.30%	3.49%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.0		$10.3	$6.6	$5.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%		1.07%	1.07%	1.07	%(h)
Expenses Before Waivers and/or Expense Reimbursement	2.66%		3.13%	2.87%	4.87	%(h)
Net investment income (loss)	1.48%		1.39%	1.28%	1.03	%(h)
Portfolio turnover rate(i)	41%		32%	49%	26%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST FQ Absolute Return Currency Portfolio
	Year Ended December 31,				April 28, 2014(c) through December 31, 2014
	2018(d)	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.26	$10.58	$9.19	$9.75	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.08)	(0.10)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.55)	(0.24)	1.49	(0.49)	(0.21)

Total from investment operations	(0.56)	(0.32)	1.39	(0.56)	(0.25)

Net Asset Value, end of period	$9.70	$10.26	$10.58	$9.19	$9.75

Total Return(a)	(5.46)%	(3.02)%	15.13%	(5.74)%	(2.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9.0	$9.0	$9.6	$5.6	$5.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.22%	1.22%	1.22%	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.38%	2.35%	2.40%	2.94%	3.76	%(e)
Net investment income (loss)	(0.09)%	(0.71)%	(0.97)%	(0.79)%	(0.62	)%(e)
Portfolio turnover rate(f)	0%	0%	0%	0%	0%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Franklin Templeton K2 Global Absolute Return Portfolio
	Year Ended December 31,					April 28, 2014(c) through December 31, 2014
	2018(d)		2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.31		$9.59	$9.37	$9.73	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.10	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.75)		0.62	0.13	(0.46)	(0.36)

Total from investment operations	(0.56)		0.72	0.22	(0.36)	(0.27)

Capital Contributions	—	(e)(f)	—	—	—	—

Net Asset Value, end of period	$9.75		$10.31	$9.59	$9.37	$9.73

Total Return(a)	(5.43	)%(g)	7.51%	2.35%	(3.70)%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$24.3		$24.9	$20.9	$16.9	$7.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%		1.08%	1.07%	1.08%	1.08	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.87%		1.95%	1.83%	2.49%	4.17	%(h)
Net investment income (loss)	1.83%		0.98%	0.95%	0.99%	1.63	%(h)
Portfolio turnover rate(i)	28%		37%	34%	35%	29%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Global Growth Allocation Portfolio
	Year Ended December 31,				April 28, 2014(c) through December 31, 2014
	2018(d)	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.57	$10.77	$10.19	$10.29	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.27	0.15	0.12	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.40)	1.53	0.43	(0.22)	0.20

Total from investment operations	(1.19)	1.80	0.58	(0.10)	0.29

Net Asset Value, end of period	$11.38	$12.57	$10.77	$10.19	$10.29

Total Return(a)	(9.47)%	16.71%	5.69%	(0.97)%	2.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$33.4	$32.7	$24.4	$21.7	$7.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.81%	0.79%	0.79%	0.81	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.49%	1.61%	1.65%	1.92%	3.84	%(e)
Net investment income (loss)	1.72%	2.28%	1.46%	1.18%	1.55	%(e)
Portfolio turnover rate(f)	52%	21%	64%	100%	31%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Goldman Sachs Global Income Portfolio
	Year Ended December 31,				July 13, 2015(c) through December 31, 2015
	2018		2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.71		$10.49	$10.14	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.14	0.10	0.05
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.19)		0.08	0.25	0.09

Total from investment operations	(0.03)		0.22	0.35	0.14

Capital Contributions	—	(e)(f)	—	—	—

Net Asset Value, end of period	$10.68		$10.71	$10.49	$10.14

Total Return(a)	(0.28	)%(g)	2.10%	3.45%	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$781.1		$800.9	$792.4	$754.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%		0.90%	0.92%	0.94	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.92%		0.92%	0.93%	0.94	%(h)
Net investment income (loss)	1.51%		1.28%	0.97%	0.98	%(h)
Portfolio turnover rate(i)	344%		182%	284%	158%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Jennison Global Infrastructure Portfolio
	Year Ended December 31,					April 28, 2014(c) through December 31, 2014
	2018(d)		2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.04		$10.12	$9.37	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.13	0.10	0.10	0.07
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.22)		1.79	0.65	(1.18)	0.38

Total from investment operations	(1.04)		1.92	0.75	(1.08)	0.45

Capital Contributions	0.01	(e)	—	—	—	—

Net Asset Value, end of period	$11.01		$12.04	$10.12	$9.37	$10.45

Total Return(a)	(8.55	)%(f)	18.97%	8.00%	(10.33)%	4.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.8		$12.8	$9.1	$7.2	$6.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26%		1.26%	1.26%	1.26%	1.26	%(g)
Expenses Before Waivers and/or Expense Reimbursement	2.12%		2.23%	2.59%	2.98%	3.81	%(g)
Net investment income (loss)	1.50%		1.19%	1.03%	0.99%	1.15	%(g)
Portfolio turnover rate(h)	78%		60%	98%	89%	39%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (8.63)%.

(g)	Annualized.

(h)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Managed Alternatives Portfolio
	Year Ended December 31,			July 13, 2015(c) through December 31, 2015
	2018	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.02	$9.77	$9.68	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	— (e)	— (e)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.34)	0.25	0.11	(0.31)

Total from investment operations	(0.34)	0.25	0.09	(0.32)

Net Asset Value, end of period	$9.68	$10.02	$9.77	$9.68

Total Return(a)	(3.39)%	2.56%	0.93%	(3.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10.3	$7.7	$4.9	$1.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.19%	0.25	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.32%	1.75%	2.70%	30.28	%(f)
Net investment income (loss)	(0.04)%	0.04%	(0.16)%	(0.23	)%(f)
Portfolio turnover rate(g)	3%	8%	24%	0%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Managed Equity Portfolio
	Year Ended December 31,				April 28, 2014(c) through December 31, 2014
	2018(d)	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.30	$10.71	$10.18	$10.33	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	(0.01)	—	(e)
Net realized and unrealized gain (loss) on investments	(1.60)	2.60	0.54	(0.14)	0.33

Total from investment operations	(1.61)	2.59	0.53	(0.15)	0.33

Net Asset Value, end of period	$11.69	$13.30	$10.71	$10.18	$10.33

Total Return(a)	(12.11)%	24.18%	5.21%	(1.45)%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$33.8	$32.7	$20.1	$11.7	$2.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.19%	0.20%	0.22%	0.24%	0.14	%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.53%	0.66%	0.77%	1.44%	10.76	%(f)
Net investment income (loss)	(0.11)%	(0.11)%	(0.10)%	(0.07)%	(0.14	)%(f)
Portfolio turnover rate(g)	7%	3%	21%	30%	10%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Managed Fixed Income Portfolio
	Year Ended December 31,				April 28, 2014(c) through December 31, 2014
	2018(d)	2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.66	$10.26	$9.91	$10.07	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.05)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.04)	0.45	0.40	(0.11)	0.08

Total from investment operations	(0.09)	0.40	0.35	(0.16)	0.07

Net Asset Value, end of period	$10.57	$10.66	$10.26	$9.91	$10.07

Total Return(a)	(0.84)%	3.90%	3.53%	(1.59)%	0.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$39.0	$35.0	$28.0	$18.1	$5.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.51%	0.53%	0.52%	0.49%	0.44	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.52%	0.57%	0.53%	0.82%	5.60	%(e)
Net investment income (loss)	(0.45)%	(0.49)%	(0.51)%	(0.49)%	(0.44	)%(e)
Portfolio turnover rate(f)	36%	12%	13%	52%	60%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Morgan Stanley Multi-Asset Portfolio
	Year Ended December 31,					July 13, 2015(c) through December 31, 2015
	2018		2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.19		$9.20	$9.46		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.03	—	(e)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.22)		(0.04)	(0.26)		(0.51)

Total from investment operations	(0.06)		(0.01)	(0.26)		(0.54)

Capital Contributions	—	(e)(f)	—	—		—

Net Asset Value, end of period	$9.13		$9.19	$9.20		$9.46

Total Return(a)	(0.65	)%(g)	(0.11)%	(2.75)%		(5.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.0		$5.2	$15.8		$14.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%		1.42%	1.42%		1.42	%(h)
Expenses Before Waivers and/or Expense Reimbursement	4.01%		4.44%	2.73%		3.75	%(h)
Net investment income (loss)	1.78%		0.34%	—	%(i)	(0.72	)%(h)
Portfolio turnover rate(j)	201%		404%	353%		170%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Less than 0.005%.

(j)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Neuberger Berman Long/Short Portfolio
	Year Ended December 31,						July 13, 2015(c) through December 31, 2015
	2018		2017		2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.20		$9.89		$9.57		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.01)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.76)		1.32		0.36		(0.40)

Total from investment operations	(0.75)		1.31		0.32		(0.43)

Capital Contributions	—	(e)(f)	—		—		—

Net Asset Value, end of period	$10.45		$11.20		$9.89		$9.57

Total Return(a)	(6.70	)%(g)	13.25%		3.34%		(4.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$19.7		$19.1		$15.1		$12.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.81	%(h)	1.80	%(h)	1.76	%(h)	1.65	%(i)
Expenses Before Waivers and/or Expense Reimbursement	2.30	%(h)	2.43	%(h)	2.43	%(h)	3.10	%(i)
Net investment income (loss)	0.07%		(0.12)%		(0.37)%		(0.63	)%(i)
Portfolio turnover rate(j)	74%		95%		88%		66%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.39%, 0.38% and 0.34% for the years ended December 31, 2018, 2017 and 2016, respectively.

(i)	Annualized.

(j)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST PIMCO Dynamic Bond Portfolio
	Year Ended December 31,					April 28, 2014(c) through December 31, 2014
	2018(d)		2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.62		$9.65	$9.55	$9.77	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.17	0.16	0.21	0.08
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.22)		(0.20)	(0.06)	(0.43)	(0.31)

Total from investment operations	(0.03)		(0.03)	0.10	(0.22)	(0.23)

Capital Contributions	—	(e)(f)	—	—	—	—

Net Asset Value, end of period	$9.59		$9.62	$9.65	$9.55	$9.77

Total Return(a)	(0.31	)%(g)	(0.31)%	1.05%	(2.25)%	(2.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$279.9		$306.6	$321.4	$513.9	$762.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%		1.05%	1.05%	1.03%	1.00	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.04%		1.05%	1.05%	1.03%	1.00	%(h)
Net investment income (loss)	1.95%		1.78%	1.72%	2.20%	1.22	%(h)
Portfolio turnover rate(i)	265%		146%	278%	264%	177%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Prudential Flexible Multi-Strategy Portfolio
	Year Ended December 31,					April 28, 2014(c) through December 31, 2014
	2018(d)		2017(d)	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.31		$11.38	$10.59	$10.59	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04		0.01	(0.04)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.91)		1.92	0.83	0.06	0.60

Total from investment operations	(0.87)		1.93	0.79	—	0.59

Capital Contributions	—	(e)(f)	—	—	—	—

Net Asset Value, end of period	$12.44		$13.31	$11.38	$10.59	$10.59

Total Return(a)	(6.54	)%(g)	16.96%	7.46%	0.00%	5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$83.2		$83.7	$60.8	$44.1	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%		0.68%	0.60%	0.79%	0.50	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.56%		1.57%	1.50%	1.80%	3.87	%(h)
Net investment income (loss)	0.33%		0.04%	(0.38)%	(0.51)%	(0.10	)%(h)
Portfolio turnover rate(i)	27%		39%	23%	49%	23%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST QMA International Core Equity Portfolio
	Year Ended December 31,					January 5, 2015(c) through December 31, 2015
	2018		2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$12.77		$10.25	$10.19		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.24	0.23		0.23
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.23)		2.28	(0.17)		(0.04)

Total from investment operations	(1.97)		2.52	0.06		0.19

Capital Contributions	—	(e)(f)	—	—	(e)(g)	—

Net Asset Value, end of period	$10.80		$12.77	$10.25		$10.19

Total Return(a)	(15.43	)%(h)	24.59%	0.59	%(h)	1.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,115.9		$939.5	$764.4		$825.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%		1.00%	1.00%		0.99	%(i)
Expenses Before Waivers and/or Expense Reimbursement	1.01%		1.02%	1.03%		1.04	%(i)
Net investment income (loss)	2.08%		2.06%	2.32%		2.17	%(i)
Portfolio turnover rate(j)	129%		108%	117%		106%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(i)	Annualized.

(j)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST T. Rowe Price Diversified Real Growth Portfolio
	Year Ended December 31,					April 28, 2014(c) through December 31, 2014
	2018		2017	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$13.21		$11.14	$10.38	$10.40	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.16	0.14	0.13	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.13)		1.91	0.62	(0.15)	0.31

Total from investment operations	(0.93)		2.07	0.76	(0.02)	0.40

Capital Contributions	—	(e)(f)	—	—	—	—

Net Asset Value, end of period (in millions)	$12.28		$13.21	$11.14	$10.38	$10.40

Total Return(a)	(7.04	)%(g)	18.58%	7.32%	(0.19)%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$59.6		$58.5	$40.6	$31.9	$14.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%		0.99%	0.99%	0.99%	1.00	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.92%		1.95%	2.17%	3.26%	7.00	%(h)
Net investment income (loss)	1.51%		1.26%	1.36%	1.19%	1.21	%(h)
Portfolio turnover rate(i)	56%		44%	52%	49%	20%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Wellington Management Global Bond Portfolio
	Year Ended December 31,				July 13, 2015(c) through December 31, 2015
	2018		2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.65		$10.39	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	0.26		0.16	0.17	0.09

Total from investment operations	0.37		0.26	0.26	0.13

Capital Contributions	—	(e)(f)	—	—	—

Net Asset Value, end of period	$11.02		$10.65	$10.39	$10.13

Total Return(a)	3.47	%(g)	2.50%	2.57%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,891.5		$2,007.9	$1,546.9	$946.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%		0.90%	0.91%	0.93	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.90%		0.90%	0.91%	0.93	%(h)
Net investment income (loss)	1.04%		0.93%	0.81%	0.86	%(h)
Portfolio turnover rate(i)	80%		73%	79%	16%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Annualized.

(i)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

	AST Wellington Management Real Total Return Portfolio
	Year Ended December 31,			July 13, 2015(c) through December 31, 2015
	2018	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.21	$9.08	$9.42	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.55)	0.15	(0.32)	(0.59)

Total from investment operations	(0.54)	0.13	(0.34)	(0.58)

Net Asset Value, end of period	$8.67	$9.21	$9.08	$9.42

Total Return(a)	(5.86)%	1.43%	(3.61)%	(5.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.3	$18.2	$17.0	$15.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%	1.42%	1.42%	1.42	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.87%	2.68%	2.54%	2.97	%(e)
Net investment income (loss)	0.07%	(0.23)%	(0.18)%	0.31	%(e)
Portfolio turnover rate(f)	130%	134%	215%	58%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)

The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the portfolios listed in the Appendix (the Portfolios), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year or periods listed in the Appendix, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of its operations for the year or periods listed in the Appendix, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios’ in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 25, 2019

D1

Appendix

AST AB Global Bond Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST American Funds Growth Allocation Portfolio

Statements of operations and changes in net assets for the period from April 30, 2018 (commencement of operations) through December 31, 2018

AST Columbia Adaptive Risk Allocation Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Emerging Managers Diversified Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST FQ Absolute Return Currency Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Franklin Templeton K2 Global Absolute Return Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Goldman Sachs Global Growth Allocation Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Goldman Sachs Global Income Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST PIMCO Dynamic Bond Portfolio (formerly AST Goldman Sachs Strategic Income Portfolio)

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Jennison Global Infrastructure Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Managed Alternatives Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Managed Equity Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Managed Fixed-Income Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Morgan Stanley Multi-Asset Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Neuberger Berman Long/Short Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

D2

AST Prudential Flexible Multi-Strategy Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST QMA International Core Equity Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST T. Rowe Price Diversified Real Growth Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Wellington Management Global Bond Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

AST Wellington Management Real Total Return Portfolio

Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for each of the years in the two-year period then ended

D3

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Susan Davenport Austin* Age: 51 No. of Portfolios Overseen: 108	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015).	Since February 2011
Sherry S. Barrat* Age: 69 No. of Portfolios Overseen: 108	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz* Age: 59 No. of Portfolios Overseen: 108	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth* Age: 68 No. of Portfolios Overseen: 108	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

E1

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**	Length of Board Service
Stephen M. Chipman* Age: 57 No. of Portfolios Overseen: 108	Group Managing Director International Expansion and Regional Managing Director, Americas of Vistra (Since June 2018); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010- December 2014) of Grant Thornton LLP.	None.	Since January 2018
Robert F. Gunia* Age: 72 No. of Portfolios Overseen: 108	Director ICI Mutual Insurance Company (June 2016-present; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003- September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia- Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney* Age: 77 Independent Chair Since July 2003 No. of Portfolios Overseen: 108	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003
Thomas M. O’Brien* Age: 68 No. of Portfolios Overseen: 108	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012- June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984- December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin* Age: 53 No. of Portfolios Overseen: 108	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts 2 and 10, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., PGIM ETF Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Edward C. Merrill, IV, CFA* Age: 34 Vice President	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).	Since June 2017
Raymond A. O’Hara* Age: 63 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst* Age: 43 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010- August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso* Age: 43 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French* Age: 56 Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain* Age: 60 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Kathleen DeNicholas* Age: 44 Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).	Since May 2013
Christian J. Kelly* Age: 43 Treasurer and Principal Financial & Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017- 2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Peter Parrella* Age: 60 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti* Age: 51 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin* Age: 57 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

E3

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Length of Service as Trust Officer
Alina Srodecka, CPA* Age: 52 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touche (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017
Charles H. Smith* Age: 46 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007- December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E4

Board Consideration of New Subadvisory Agreement: AST Goldman Sachs Global Income Portfolio

Approval of the GSAM Intercompany Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered a proposed Intercompany Investment Management Agreement (the GSAM Intercompany Agreement) between Goldman Sachs Asset Management, L.P. (GSAM) and Goldman Sachs Asset Management International (GSAMI, and together with GSAMI, Goldman Sachs) with respect to the AST Goldman Sachs Global Income Portfolio (the Global Income Portfolio). The Board noted that its consideration of the GSAM Intercompany Agreement related to the transfer of the Global Income Portfolio’s subadvisory agreement (the Subadvisory Agreement) from GSAMI to GSAM (the Relationship Restructuring). The Board, including all of the trustees who were not parties to the GSAM Intercompany Agreement and were not interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on September 12-13, 2018 (the Board Meeting) and approved the GSAM Intercompany Agreement, after concluding that approval of the GSAM Intercompany Agreement was in the best interests of the Global Income Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to the GSAM Intercompany Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the GSAM Intercompany Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Global Income Portfolio by GSAMI; the fees paid by the Manager to GSAM; the potential for economies of scale that may be shared with the Global Income Portfolio and its shareholders; and other benefits to Goldman Sachs. In connection with its deliberations, the Board considered information provided by the Manager and Goldman Sachs at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the GSAM Intercompany Agreement with respect to the Global Income Portfolio.

The Board determined that the overall arrangement between the Manager and Goldman Sachs is appropriate in light of the services to be performed and the fee arrangements under the GSAM Intercompany Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the GSAM Intercompany Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services that would be provided by GSAMI under the proposed GSAM Intercompany Agreement, noting that the nature and extent of services provided to the Global Income Portfolio by GSAMI under the Subadvisory Agreement would not change as a result of the Relationship Restructuring. In particular, the Board was advised that despite the Relationship Restructuring, there will be no changes to the way the Global Income Portfolio is currently managed. The same portfolio managers will continue to manage the Global Income Portfolio using the same investment strategy that they currently utilize for the Global Income Portfolio.

As such, the Board determined that it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Global Income Portfolio by GSAMI under the GSAM Intercompany Agreement.

Investment Performance

Because the Board was advised that there would be no changes to the way the Global Income Portfolio is currently managed and that the same portfolio managers would continue to manage the Global Income Portfolio using the same investment strategy that they currently utilize for the Global Income Portfolio, the Board did not review investment performance information other than that for the Global Income Portfolio. The Board noted that it had reviewed the investment performance of the Global Income Portfolio in connection with the annual review of the Global Income Portfolio’s advisory and subadvisory agreements at the June 2018 Board meeting (the 2018 Annual Renewal).

Subadvisory Fee Rates

The Board noted that there would be no changes to the Portfolio’s fees or expenses despite the Relationship Restructuring. As such, the Board noted that there would be no change to the subadvisory fees paid to Goldman Sachs by the Manager with respect to the Portfolio, or to the amount of management fees retained by the Manager after payment of those subadvisory fees. The Board noted that it had reviewed the management and subadvisory fees for the Global Income Portfolio as part of the 2018 Annual Renewal process. The Board concluded that the subadvisory fee rates payable to Goldman Sachs were reasonable.

Profitability

The Board noted that since Goldman Sachs is not affiliated with the Manager, the revenues derived by Goldman Sachs under the Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as Goldman Sachs, may not be as significant as the Manager’s profitability given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Global Income Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to Goldman Sachs

The Board considered potential “fall out” or ancillary benefits anticipated to be received by Goldman Sachs and its affiliates in connection with the Global Income Portfolio. The Board concluded that any potential benefits to be derived by Goldman Sachs were consistent with those generally derived by other subadvisers to other AST portfolios, and similar to the benefits derived by Goldman Sachs in connection with its management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which Goldman Sachs provides subadvisory services at the June 2018 Board meeting. The Board also concluded that any potential benefits to be derived by Goldman Sachs included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the GSAM Intercompany Agreement was in the best interests of the Global Income Portfolio and its beneficial shareholders.

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The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at

www.prudential.com/variableinsuranceportfolios.

The Trust will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Portfolios of the Advanced Series Trust are distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2019 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-G

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,785,128, and $1,904,421 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2018, $111,132 of fees for non-audit services rendered by KPMG in connection with matters relating to foreign tax reclaims and securities lending were paid by Prudential Financial, Inc. and/or its affiliates. For the fiscal year ended December 31, 2017, there are no other fees to report.

(c) Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(d) All Other Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended December 31, 2018, 100% of the services referred to in Item 4(b) were approved by the audit committee. For the fiscal year ended December 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH
	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.
	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 25, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 25, 2019

APPENDIX A –

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Fidelity Institutional AM Quantitative Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM Worlds Trends Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST Academics Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi Asset Portfolio

AST JP Morgan Strategic Opportunities Portfolio

AST JP Morgan Global Thematic Portfolio

AST Legg Mason Diversified Growth Portfolio

AST New Discovery Asset Allocation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST AB Global Bond Portfolio

AST American Funds Growth Allocation Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Emerging Managers Diversified Portfolio

AST FQ Absolute Return Currency Portfolio

APPENDIX A – (continued)

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Jennison Global Infrastructure Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed-Income Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Neuberger Berman Long/Short Portfolio

AST PIMCO Dynamic Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST Wellington Management Global Bond Portfolio

AST Wellington Management Real Total Return Portfolio